UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number            811-08090

                                 Lincoln Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

1301 South Harrison Street

                         Fort Wayne, Indiana 46802

(Address of principal executive offices) (Zip code)

Ronald A. Holinsky, Esq.

Lincoln Financial Group

150 North Radnor Chester Road

                                 Radnor, Pennsylvania 19087

(Name and address of agent for service)

Copies of all communications to:

Robert A. Robertson, Esq.

Dechert LLP

US Bank Tower

633 West 5th Street

Suite 4900

Los Angeles, CA 90071-2013

Registrant’s telephone number, including area code:  (260) 455-2000

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

Lincoln Variable Insurance Products Trust:

Lincoln Nasdaq-100 Buffer Funds

Lincoln Nasdaq-100 Buffer Fund Mar

Lincoln Nasdaq-100 Buffer Fund Jun

Lincoln Nasdaq-100 Buffer Fund Sep

Lincoln Nasdaq-100 Buffer Fund Dec

Lincoln S&P 500 Buffer Funds

Lincoln S&P 500 Buffer Fund Feb

Lincoln S&P 500 Buffer Fund May

Lincoln S&P 500 Buffer Fund Aug

Lincoln S&P 500 Buffer Fund Nov

Lincoln S&P 500 Ultra Buffer Fund Feb

Lincoln S&P 500 Ultra Buffer Fund May

Lincoln S&P 500 Ultra Buffer Fund Aug

Lincoln S&P 500 Ultra Buffer Fund Nov

LVIP Aggressive Growth Allocation Managed Risk Funds

LVIP Global Aggressive Growth Allocation Managed Risk Fund

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund

LVIP American Allocation Funds:

LVIP American Balanced Allocation Fund

LVIP American Income Allocation Fund

LVIP American Growth Allocation Fund

LVIP American Century Select Mid Cap Managed Volatility Fund

LVIP American Funds:

LVIP American Global Growth Fund

LVIP American Global Small Capitalization Fund

LVIP American Growth Fund

LVIP American Growth-Income Fund

LVIP American International Fund

LVIP American Global Allocation Managed Risk Funds:

LVIP American Global Balanced Allocation Managed Risk Fund

LVIP American Global Growth Allocation Managed Risk Fund

LVIP American Preservation Fund

LVIP Baron Growth Opportunities Fund

LVIP BlackRock Dividend Value Managed Volatility Fund

LVIP BlackRock Global Allocation Fund

LVIP BlackRock Global Allocation Managed Risk Fund

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

LVIP BlackRock Global Real Estate Fund

LVIP BlackRock Inflation Protected Bond Fund

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

LVIP Blended Large Cap Growth Managed Volatility Fund

LVIP Blended Mid Cap Managed Volatility Fund

LVIP Channing Small-Cap Value Fund

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund

LVIP Delaware Bond Fund

LVIP Delaware Diversified Floating Rate Fund

LVIP Delaware Diversified Income Fund

LVIP Delaware High Yield Fund

LVIP Delaware Limited-Term Diversified Income Fund

LVIP Delaware Mid Cap Value Fund

LVIP Delaware REIT Fund

LVIP Delaware SMID Cap Core Fund

LVIP Delaware Social Awareness Fund

LVIP Delaware U.S. Growth Fund

LVIP Delaware Value Fund

LVIP Delaware Wealth Builder Fund

LVIP Dimensional International Equity Managed Volatility Fund

LVIP Dimensional U.S. Equity Managed Volatility Fund

LVIP Dimensional International Core Equity Fund

LVIP Dimensional U.S. Core Equity 1 Fund

LVIP Dimensional U.S. Core Equity 2 Fund

LVIP Franklin Templeton Global Equity Managed Volatility Fund

LVIP Global Allocation Managed Risk Funds:

LVIP Global Conservative Allocation Managed Risk Fund

LVIP Global Growth Allocation Managed Risk Fund

LVIP Global Moderate Allocation Managed Risk Fund

LVIP Global Income Fund

LVIP Government Money Market Fund

LVIP Invesco Select Equity Income Managed Volatility Fund

LVIP JPMorgan High Yield Fund

LVIP JPMorgan Retirement Income Fund

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

LVIP Loomis Sayles Global Growth Fund

LVIP MFS International Equity Managed Volatility Fund

LVIP MFS International Growth Fund

LVIP MFS Value Fund

LVIP Mondrian International Value Fund

LVIP Multi-Manager Global Equity Managed Volatility Fund

LVIP PIMCO Low Duration Bond Fund

LVIP Fidelity Institutional AMSM Select Core Equity Managed Volatility Fund

LVIP SSGA Allocation Funds:

LVIP SSGA Conservative Index Allocation Fund

LVIP SSGA Conservative Structured Allocation Fund

LVIP SSGA Moderately Aggressive Index Allocation Fund

LVIP SSGA Moderately Aggressive Structured Allocation Fund

LVIP SSGA Moderate Index Allocation Fund

LVIP SSGA Moderate Structured Allocation Fund

LVIP SSGA Bond Index Fund

LVIP SSGA Emerging Markets Equity Index Fund

LVIP SSGA Funds:

LVIP SSGA Developed International 150 Fund

LVIP SSGA Emerging Markets 100 Fund

LVIP SSGA Large Cap 100 Fund

LVIP SSGA Small/Mid-Cap 200 Fund

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

LVIP SSGA International Index Fund

LVIP SSGA International Managed Volatility Fund

LVIP SSGA Large Cap Managed Volatility Fund

LVIP SSGA Mid-Cap Index Fund

LVIP SSGA Nasdaq-100 Index Fund

LVIP SSGA S&P 500 Index Fund

LVIP SSGA Short-Term Bond Index Fund

LVIP SSGA Small-Cap Index Fund

LVIP SSGA SMID Cap Managed Volatility Fund

LVIP T. Rowe Price Target Maturity Funds:

LVIP T. Rowe Price 2020 Fund

LVIP T. Rowe Price 2030 Fund

LVIP T. Rowe Price 2040 Fund

LVIP T. Rowe Price 2050 Fund

LVIP T. Rowe Price 2060 Fund

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP U.S. Growth Allocation Managed Risk Fund

LVIP Vanguard Allocation Funds:

LVIP Vanguard Bond Allocation Fund

LVIP Vanguard Domestic Equity ETF Fund

LVIP Vanguard International Equity ETF Fund

LVIP Wellington Capital Growth Fund

LVIP Wellington SMID Cap Value Fund

LVIP Western Asset Core Bond Fund

Lincoln Nasdaq-100 Buffer Funds
Lincoln Nasdaq-100 Buffer Fund Mar
Lincoln Nasdaq-100 Buffer Fund Jun
Lincoln Nasdaq-100 Buffer Fund Sep
Lincoln Nasdaq-100 Buffer Fund Dec
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,

2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

Lincoln Nasdaq-100 Buffer Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

Lincoln Nasdaq-100 Buffer Funds
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Milliman Financial Risk Management LLC
The Lincoln Nasdaq-100 Buffer Fund Mar returned (13.07)% (Standard Class shares with distributions reinvested) for the period March 18, 2022, to December 31, 2022, while its  benchmark, the Invesco QQQ TrustSM, Series 11, returned (24.24)%.
The Lincoln Nasdaq-100 Buffer Fund Jun returned (14.32)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its  benchmark, the Invesco QQQ TrustSM, Series 1, returned (33.07)%.
The Lincoln Nasdaq-100 Buffer Fund Sep returned (17.13)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its  benchmark, the Invesco QQQ TrustSM, Series 1, returned (33.07)%.
The Lincoln Nasdaq-100 Buffer Fund Dec returned (20.10)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its  benchmark, the Invesco QQQ TrustSM, Series 1, returned (33.07)%.
Since the Lincoln Nasdaq - 100 Buffer Fund Mar launch on March 18, 2022, the price of the QQQ ETF fell (24.24)% as the Federal Reserve sharply raised interest rates and signaled a prolonged period of restrictive monetary policy to curb inflation.
Over the course of 2022 for the Lincoln Nasdaq - 100 Buffer Fund Jun, the Lincoln Nasdaq - 100 Buffer Fund Sep and the Lincoln Nasdaq - 100 Buffer Fund Dec, the price of the QQQ ETF fell (33.07)% as the Federal Reserve sharply raised interest rates and signaled a prolonged period of restrictive monetary policy to curb inflation.
The Lincoln Nasdaq - 100 Buffer Fund Mar seeks to track the performance of the price return of the QQQ ETF up to a cap and provide a buffer against losses. The Fund maintained its exposure to the QQQ ETF throughout the year with usage of the LVIP SSGA NASDAQ 100 Index Fund and the QQQ FLEX options. Currently the Fund is well on track to finish its first defined-outcome period.
The Lincoln Nasdaq - 100 Buffer Fund Jun seeks to track the performance of the price return of the QQQ ETF up to a cap and provide a buffer against losses. The Fund maintained its exposure to the QQQ ETF throughout the year with usage of the LVIP SSGA NASDAQ 100 Index Fund and the QQQ FLEX options. On June 17, 2022, the Fund finished its first defined-outcome period with minimal tracking difference compared to its pre-determined outcome based on the performance of the QQQ ETF. The options were rolled on June 17, 2022, and the Fund is currently on track to finish its second defined-outcome period.
The Lincoln Nasdaq - 100 Buffer Fund Sep seeks to track the performance of the price return of the QQQ ETF up to a cap and provide a buffer against losses. The Fund maintained its exposure to the QQQ ETF throughout the year with usage of the LVIP SSGA NASDAQ 100 Index Fund and the QQQ FLEX options. On September 16, 2022, the Fund finished its first defined-outcome period with minimal tracking difference compared to its pre-determined outcome based on the performance of the QQQ ETF. The options were rolled on September 16, 2022, and the Fund is currently on track to finish its second defined-outcome period.
The Lincoln Nasdaq - 100 Buffer Fund Dec seeks to track the performance of the price return of the QQQ ETF up to a cap and provide a buffer against losses. The Fund maintained its exposure to the QQQ ETF throughout the year with usage of the LVIP SSGA NASDAQ 100 Index Fund and the QQQ FLEX options. On December 16, 2022, the Fund finished its first defined-outcome period with minimal tracking difference compared to its pre-determined outcome based on the performance of the QQQ ETF. The options were rolled on December 16, 2022, and the Fund is currently on track to finish its second defined-outcome period.
The Funds hold approximately 50% of its assets in CBOE Volatility Index (VIX)2 listed FLEX options on the QQQ ETF. These FLEX options provide approximately 50% of the long exposure to the QQQ ETF. The buffer is structured with a long FLEX put option and short FLEX put option at different strikes. The options in the buffer are used to reduce the risk of the Fund and are designed to provide a reduction in losses if the market goes down. The cap is structured using a short FLEX call option, the short call is used to offset the cost of the buffer. The effect of selling the short call is the Fund does not participate in any market gains beyond the strike of the call.
The Funds outperformed relative to their benchmark. The Fund had lower realized volatility and better maximum drawdown. The outperformance can be attributed to the downside buffer options that protect the fund from the QQQ ETF pull back during the year.
The Libor transition does not impact the value of the Funds holdings.
Portfolio Managers:
Milliman Financial Risk Management LLC:	Robert T. Cummings Jordan B. Rosenfeld
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Lincoln Nasdaq-100 Buffer Funds–1

Lincoln Nasdaq-100 Buffer Funds
2022 Annual Report Commentary (unaudited) (continued)
Lincoln Nasdaq-100 Buffer Fund Mar
Growth of $10,000 invested 3/18/22 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in Lincoln Nasdaq-100 Buffer Fund Mar shares on 3/18/22 (commencement of operations). As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $8,693 for the Standard Class shares and to $8,669 for the Service Class shares. For comparison, look at how the Invesco QQQ TrustSM, Series 1 did from 3/18/22 through 12/31/22. The same $10,000 investment would have decreased to $7,576. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Total returns on investment	Ended 12/31/22
Standard Class Shares
Inception (3/18/22)	- 13.07%
Service Class Shares
Inception (3/18/22)	- 13.31%
Lincoln Nasdaq-100 Buffer Fund Jun
Growth of $10,000 invested 6/18/21 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in Lincoln Nasdaq-100 Buffer Fund Jun shares on 6/18/21 (commencement of operations). As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,121 for the Standard Class shares and to $9,072 for the Service Class shares. For comparison, look at how the Invesco QQQ TrustSM, Series 1 did from 6/18/21 through 12/31/22. The same $10,000 investment would have decreased to $7,772. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 14.32%
Inception (6/18/21)	- 5.80%
Service Class Shares
One Year	- 14.61%
Inception (6/18/21)	- 6.13%

Lincoln Nasdaq-100 Buffer Funds–2

Lincoln Nasdaq-100 Buffer Funds
2022 Annual Report Commentary (unaudited) (continued)
Lincoln Nasdaq-100 Buffer Fund Sep
Growth of $10,000 invested 9/17/21 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in Lincoln Nasdaq-100 Buffer Fund Sep shares on 9/17/21 (commencement of operations). As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $8,551 for the Standard Class shares and to $8,514 for the Service Class shares. For comparison, look at how the Invesco QQQ TrustSM, Series 1 did from 9/17/21 through 12/31/22. The same $10,000 investment would have decreased to $7,123. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 17.13%
Inception (9/17/21)	- 11.42%
Service Class Shares
One Year	- 17.41%
Inception (9/17/21)	- 11.72%
Lincoln Nasdaq-100 Buffer Fund Dec
Growth of $10,000 invested 12/17/21 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in Lincoln Nasdaq-100 Buffer Fund Dec shares on 12/17/21 (commencement of operations). As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $8,133 for the Standard Class shares and to $8,104 for the Service Class shares. For comparison, look at how the Invesco QQQ TrustSM, Series 1 did from 12/17/21 through 12/31/22. The same $10,000 investment would have decreased to $6,918. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 20.10%
Inception (12/17/21)	- 18.00%
Service Class Shares
One Year	- 20.38%
Inception (12/17/21)	- 18.28%
1. Invesco QQQ TrustSM Series 1 (the “Trust’’) is a unit investment trust that issues securities called Invesco QQQ SharesSM. The Trust holds all of the component securities of the NASDAQ-100 Index® (the “Index”).
2. The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.

Lincoln Nasdaq-100 Buffer Funds–3

Lincoln Nasdaq-100 Buffer Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers and reimbursements in effect.
Lincoln Nasdaq-100 Buffer Fund Mar
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$990.30	0.62%	$3.11
Service Class Shares	1,000.00	988.50	0.97%	4.86
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.80	0.62%	$3.16
Service Class Shares	1,000.00	1,020.30	0.97%	4.94
Lincoln Nasdaq-100 Buffer Fund Jun
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$991.20	0.62%	$3.11
Service Class Shares	1,000.00	989.40	0.97%	4.86
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.20	0.62%	$3.16
Service Class Shares	1,000.00	1,020.30	0.97%	4.94

Lincoln Nasdaq-100 Buffer Funds–4

Lincoln Nasdaq-100 Buffer Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
Lincoln Nasdaq-100 Buffer Fund Sep
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$989.80	0.62%	$3.11
Service Class Shares	1,000.00	988.10	0.97%	4.86
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.20	0.62%	$3.16
Service Class Shares	1,000.00	1,020.30	0.97%	4.94
Lincoln Nasdaq-100 Buffer Fund Dec
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$974.70	0.62%	$3.09
Service Class Shares	1,000.00	973.00	0.97%	4.82
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.10	0.62%	$3.16
Service Class Shares	1,000.00	1,020.30	0.97%	4.94

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
Lincoln Nasdaq-100 Buffer Funds–5

Lincoln Nasdaq-100 Buffer Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Lincoln Nasdaq-100 Buffer Fund Mar
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	43.41%
Investment Company	43.41%
Equity Fund	43.41%
Unaffiliated Investments	71.76%
Investment Company	3.11%
Money Market Fund	3.11%
Options Purchased	68.65%
Centrally Cleared	68.65%
Call Options Purchased	41.82%
Put Option Purchased	26.83%
Total Investments	115.17%
Options Written	(13.64%)
Centrally Cleared	(13.64%)
Call Options Written	0.00%
Put Option Written	(13.64%)
Liabilities Net of Receivables and Other Assets	(1.53%)
Total Net Assets	100.00%
Lincoln Nasdaq-100 Buffer Fund Jun
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	48.64%
Investment Company	48.64%
Equity Fund	48.64%
Unaffiliated Investments	56.83%
Investment Company	2.89%
Money Market Fund	2.89%
Options Purchased	53.94%
Centrally Cleared	53.94%
Call Options Purchased	46.27%
Put Option Purchased	7.67%
Total Investments	105.47%
Options Written	(4.08%)
Centrally Cleared	(4.08%)
Call Options Written	(0.60%)
Put Option Written	(3.48%)
Liabilities Net of Receivables and Other Assets	(1.39%)
Total Net Assets	100.00%
Lincoln Nasdaq-100 Buffer Fund Sep
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	47.79%
Investment Company	47.79%
Equity Fund	47.79%
Unaffiliated Investments	60.19%
Investment Company	2.61%
Money Market Fund	2.61%
Options Purchased	57.58%
Centrally Cleared	57.58%
Call Options Purchased	46.17%
Put Option Purchased	11.41%
Total Investments	107.98%
Options Written	(6.65%)
Centrally Cleared	(6.65%)
Call Options Written	(0.58%)
Put Option Written	(6.07%)
Liabilities Net of Receivables and Other Assets	(1.33%)
Total Net Assets	100.00%

Lincoln Nasdaq-100 Buffer Funds–6

Lincoln Nasdaq-100 Buffer Funds
Security Type/Sector Allocations (unaudited) (continued)
Lincoln Nasdaq-100 Buffer Fund Dec
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	48.38%
Investment Company	48.38%
Equity Fund	48.38%
Unaffiliated Investments	61.04%
Investment Company	4.58%
Money Market Fund	4.58%
Options Purchased	56.46%
Centrally Cleared	56.46%
Call Options Purchased	46.67%
Put Option Purchased	9.79%
Total Investments	109.42%
Options Written	(7.73%)
Centrally Cleared	(7.73%)
Call Options Written	(2.15%)
Put Option Written	(5.58%)
Liabilities Net of Receivables and Other Assets	(1.69%)
Total Net Assets	100.00%
Lincoln Nasdaq-100 Buffer Funds–7

Lincoln Nasdaq-100 Buffer Fund Mar
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–43.41%
INVESTMENT COMPANY–43.41%
Equity Fund–43.41%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Nasdaq-100 Index Fund	130,325	$ 1,008,976
Total Affiliated Investment (Cost $1,310,925)		1,008,976
UNAFFILIATED INVESTMENTS–71.76%
INVESTMENT COMPANY–3.11%
Money Market Fund–3.11%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	72,222	72,222
Total Investment Company (Cost $72,222)		72,222

	Number of Contracts	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)OPTIONS PURCHASED–68.65%
CENTRALLY CLEARED–68.65%
Call Options–41.82%
Invesco QQQ TrustSM Series 1 ETF Strike price $10.54, expiration date 3/17/23, notional amount $40,052	38	$ 972,190
Put Options–26.83%
Invesco QQQ TrustSM Series 1 ETF Strike price $351.49, expiration date 3/17/23, notional amount $2,671,324	76	623,648
Total Options Purchased (Cost $1,544,448)		1,595,838
Total Unaffiliated Investments (Cost $1,616,670)		1,668,060

TOTAL INVESTMENTS–115.17% (Cost $2,927,595)	2,677,036

	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN–(13.64)%
CENTRALLY CLEARED–(13.64)%
Call Options–(0.00)%
Invesco QQQ TrustSM Series 1 ETF Strike price $408.50, expiration date 3/17/23, notional amount $(3,104,600)	(76)	(74)
Put Options–(13.64)%
Invesco QQQ TrustSM Series 1 ETF Strike price $309.31, expiration date 3/17/23, notional amount $(2,350,756)	(76)	(317,001)
Total Options Written (Premiums received $(242,782))		(317,075)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.53%)		(35,595)
NET ASSETS APPLICABLE TO 269,046 SHARES OUTSTANDING–100.00%		$2,324,366

✧✧ Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
See accompanying notes, which are an integral part of the financial statements.
Lincoln Nasdaq-100 Buffer Funds–8

Lincoln Nasdaq-100 Buffer Fund Jun
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–48.64%
INVESTMENT COMPANY–48.64%
Equity Fund–48.64%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Nasdaq-100 Index Fund	153,870	$ 1,191,262
Total Affiliated Investment (Cost $1,495,324)		1,191,262
UNAFFILIATED INVESTMENTS–56.83%
INVESTMENT COMPANY–2.89%
Money Market Fund–2.89%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	70,670	70,670
Total Investment Company (Cost $70,670)		70,670

	Number of Contracts	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)OPTIONS PURCHASED–53.94%
CENTRALLY CLEARED–53.94%
Call Options–46.27%
Invesco QQQ TrustSM Series 1 ETF Strike price $8.24, expiration date 6/16/23, notional amount $36,256	44	$ 1,133,312
Put Options–7.67%
Invesco QQQ TrustSM Series 1 ETF Strike price $274.69, expiration date 6/16/23, notional amount $2,417,272	88	187,956
Total Options Purchased (Cost $1,416,922)		1,321,268
Total Unaffiliated Investments (Cost $1,487,592)		1,391,938

TOTAL INVESTMENTS–105.47% (Cost $2,982,916)	2,583,200

	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN–(4.08)%
CENTRALLY CLEARED–(4.08)%
Call Options–(0.60)%
Invesco QQQ TrustSM Series 1 ETF Strike price $335.12, expiration date 6/16/23, notional amount $(2,949,056)	(88)	(14,694)
Put Options–(3.48)%
Invesco QQQ TrustSM Series 1 ETF Strike price $241.73, expiration date 6/16/23, notional amount $(2,127,224)	(88)	(85,122)
Total Options Written (Premiums received $(236,230))		(99,816)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.39%)		(34,065)
NET ASSETS APPLICABLE TO 287,236 SHARES OUTSTANDING–100.00%		$2,449,319

✧✧ Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
See accompanying notes, which are an integral part of the financial statements.
Lincoln Nasdaq-100 Buffer Funds–9

Lincoln Nasdaq-100 Buffer Fund Sep
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–47.79%
INVESTMENT COMPANY–47.79%
Equity Fund–47.79%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Nasdaq-100 Index Fund	164,647	$ 1,274,696
Total Affiliated Investment (Cost $1,683,752)		1,274,696
UNAFFILIATED INVESTMENTS–60.19%
INVESTMENT COMPANY–2.61%
Money Market Fund–2.61%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	69,524	69,524
Total Investment Company (Cost $69,524)		69,524

	Number of Contracts	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)OPTIONS PURCHASED–57.58%
CENTRALLY CLEARED–57.58%
Call Options–46.17%
Invesco QQQ TrustSM Series 1 ETF Strike price $8.68, expiration date 9/15/23, notional amount $41,664	48	$ 1,231,412
Put Options–11.41%
Invesco QQQ TrustSM Series 1 ETF Strike price $289.33, expiration date 9/15/23, notional amount $2,777,568	96	304,470
Total Options Purchased (Cost $1,602,612)		1,535,882
Total Unaffiliated Investments (Cost $1,672,136)		1,605,406

TOTAL INVESTMENTS–107.98% (Cost $3,355,888)	2,880,102

	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN–(6.65)%
CENTRALLY CLEARED–(6.65)%
Call Options–(0.58)%
Invesco QQQ TrustSM Series 1 ETF Strike price $361.65, expiration date 9/15/23, notional amount $(3,471,840)	(96)	(15,504)
Put Options–(6.07)%
Invesco QQQ TrustSM Series 1 ETF Strike price $254.60, expiration date 9/15/23, notional amount $(2,444,160)	(96)	(161,926)
Total Options Written (Premiums received $(241,323))		(177,430)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.33%)		(35,304)
NET ASSETS APPLICABLE TO 321,842 SHARES OUTSTANDING–100.00%		$2,667,368

✧✧ Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
See accompanying notes, which are an integral part of the financial statements.
Lincoln Nasdaq-100 Buffer Funds–10

Lincoln Nasdaq-100 Buffer Fund Dec
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–48.38%
INVESTMENT COMPANY–48.38%
Equity Fund–48.38%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Nasdaq-100 Index Fund	137,299	$ 1,062,969
Total Affiliated Investment (Cost $1,421,914)		1,062,969
UNAFFILIATED INVESTMENTS–61.04%
INVESTMENT COMPANY–4.58%
Money Market Fund–4.58%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	100,599	100,599
Total Investment Company (Cost $100,599)		100,599

	Number of Contracts	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)OPTIONS PURCHASED–56.46%
CENTRALLY CLEARED–56.46%
Call Options–46.67%
Invesco QQQ TrustSM Series 1 ETF Strike price $8.23, expiration date 12/15/23, notional amount $32,920	40	$ 1,025,478
Put Options–9.79%
Invesco QQQ TrustSM Series 1 ETF Strike price $274.26, expiration date 12/15/23, notional amount $2,194,080	80	215,249
Total Options Purchased (Cost $1,260,769)		1,240,727
Total Unaffiliated Investments (Cost $1,361,368)		1,341,326

TOTAL INVESTMENTS–109.42% (Cost $2,783,282)	2,404,295

	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN–(7.73)%
CENTRALLY CLEARED–(7.73)%
Call Options–(2.15)%
Invesco QQQ TrustSM Series 1 ETF Strike price $344.06, expiration date 12/15/23, notional amount $(2,752,480)	(80)	(47,329)
Put Options–(5.58)%
Invesco QQQ TrustSM Series 1 ETF Strike price $241.35, expiration date 12/15/23, notional amount $(1,930,800)	(80)	(122,514)
Total Options Written (Premiums received $(186,998))		(169,843)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.69%)		(37,152)
NET ASSETS APPLICABLE TO 273,612 SHARES OUTSTANDING–100.00%		$2,197,300

✧✧ Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
See accompanying notes, which are an integral part of the financial statements.
Lincoln Nasdaq-100 Buffer Funds–11

Lincoln Nasdaq-100 Buffer Funds
Statements of Assets and Liabilities
December 31, 2022
	Lincoln Nasdaq-100 Buffer Fund Mar	Lincoln Nasdaq-100 Buffer Fund Jun	Lincoln Nasdaq-100 Buffer Fund Sep	Lincoln Nasdaq-100 Buffer Fund Dec
ASSETS:
Unaffiliated investments, at value	$1,668,060	$1,391,938	$1,605,406	$1,341,326
Affiliated investments, at value	1,008,976	1,191,262	1,274,696	1,062,969
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	2,702	4,700	3,237	1,611
Dividends and interest receivable	240	231	254	176
Receivable for fund shares sold	52	—	—	—
Prepaid expenses	9	10	9	12
TOTAL ASSETS	2,680,039	2,588,141	2,883,602	2,406,094
LIABILITIES:
Options written, at value	317,075	99,816	177,430	169,843
Payable for audit fee	27,340	27,340	27,340	27,401
Other accrued expenses payable	9,837	1,011	9,880	9,915
Due to manager and affiliates	1,418	1,484	1,575	1,626
Payable for fund shares redeemed	3	10	9	9
Payable for fund accounting fee	—	9,161	—	—
TOTAL LIABILITIES	355,673	138,822	216,234	208,794
TOTAL NET ASSETS	$2,324,366	$2,449,319	$2,667,368	$2,197,300
Unaffiliated investments, at cost	$1,616,670	$1,487,592	$1,672,136	$1,361,368
Affiliated investments, at cost	1,310,925	1,495,324	1,683,752	1,421,914
Options written, premiums received	(242,782)	(236,230)	(241,323)	(186,998)
Standard Class:
Net Assets	$ 8,693	$ 9,121	$ 8,552	$ 8,133
Shares Outstanding	1,006	1,066	1,028	1,014
Net Asset Value Per Share	$ 8.640[1]	$ 8.559[1]	$ 8.317[1]	$ 8.022[1]
Service Class:
Net Assets	$2,315,673	$2,440,198	$2,658,816	$2,189,167
Shares Outstanding	268,040	286,170	320,814	272,598
Net Asset Value Per Share	$ 8.639	$ 8.527	$ 8.288	$ 8.031
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$2,649,219	$2,828,869	$3,123,769	$2,802,792
Distributable earnings/(accumulated loss)	(324,853)	(379,550)	(456,401)	(605,492)
TOTAL NET ASSETS	$2,324,366	$2,449,319	$2,667,368	$2,197,300

[1]	Net Asset Value Per Share does not recalculate exactly, due to rounding.
See accompanying notes, which are an integral part of the financial statements.
Lincoln Nasdaq-100 Buffer Funds–12

Lincoln Nasdaq-100 Buffer Funds
Statements of Operations
Year Ended December 31, 2022
	Lincoln Nasdaq-100 Buffer Fund Mar	Lincoln Nasdaq-100 Buffer Fund Jun	Lincoln Nasdaq-100 Buffer Fund Sep	Lincoln Nasdaq-100 Buffer Fund Dec
	3/18/22 *
	to 12/31/22
INVESTMENT INCOME:
Dividends from affiliated investments	$ 5,017	$ 5,925	$ 6,072	$ 4,778
Dividends from unaffiliated investments	973	1,320	1,227	956
	5,990	7,245	7,299	5,734
EXPENSES:
Accounting and administration expenses	34,278	43,695	46,056	44,199
Professional fees	33,471	33,786	33,844	36,227
Management fees	9,555	13,418	12,768	15,994
Reports and statements to shareholders	7,597	5,731	8,088	10,367
Distribution fees-Service Class	6,055	8,505	8,093	10,147
Pricing fees	914	1,131	1,131	1,026
Shareholder servicing fees	504	707	673	843
Index fees	405	—	—	354
Custodian fees	351	577	218	993
Trustees’ fees and expenses	57	80	75	61
Consulting fees	2	2,655	2,655	—
Other	2,727	3,193	3,387	3,921
	95,916	113,478	116,988	124,132
Less:
Management fees waived	(3,996)	(5,611)	(5,339)	(6,689)
Expenses reimbursed	(75,094)	(84,237)	(89,164)	(89,267)
Total operating expenses	16,826	23,630	22,485	28,176
NET INVESTMENT LOSS	(10,836)	(16,385)	(15,186)	(22,442)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	—	(20,226)	—	(149,315)
Distributions from affiliated investment companies	16,407	21,155	17,863	21,764
Options purchased	—	45,899	61,064	152,560
Options written	—	(9,319)	(52,396)	(247,262)
Net realized gain (loss)	16,407	37,509	26,531	(222,253)
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(301,949)	(464,378)	(465,507)	(400,020)
Options purchased	51,390	(143,972)	(68,698)	(16,474)
Options written	(74,293)	210,297	63,193	8,623
Net change in unrealized appreciation (depreciation)	(324,852)	(398,053)	(471,012)	(407,871)
NET REALIZED AND UNREALIZED LOSS	(308,445)	(360,544)	(444,481)	(630,124)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(319,281)	$(376,929)	$(459,667)	$(652,566)

*	Date of commencement of operations.
See accompanying notes, which are an integral part of the financial statements.
Lincoln Nasdaq-100 Buffer Funds–13

Lincoln Nasdaq-100 Buffer Funds
Statements of Changes in Net Assets
	Lincoln Nasdaq-100 Buffer Fund Mar	Lincoln Nasdaq-100 Buffer Fund Jun		Lincoln Nasdaq-100 Buffer Fund Sep
	3/18/22 * to	Year Ended	6/18/21 * to	Year Ended	9/17/21 * to
	12/31/22	12/31/22	12/31/21	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$ (10,836)	$ (16,385)	$ (10,021)	$ (15,186)	$ (4,384)
Net realized gain	16,407	37,509	15,957	26,531	15,413
Net change in unrealized appreciation (depreciation)	(324,852)	(398,053)	134,751	(471,012)	59,119
Net increase (decrease) in net assets resulting from operations	(319,281)	(376,929)	140,687	(459,667)	70,148
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(51)	(510)	(54)	(179)	(65)
Service Class	(7,424)	(136,862)	(7,878)	(55,674)	(12,945)
Return of capital:
Standard Class	(1)	—	—	—	—
Service Class	(316)	—	—	—	—
	(7,792)	(137,372)	(7,932)	(55,853)	(13,010)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	10,000	—	10,000	—	10,000
Service Class	2,634,745	585,760	2,265,151	757,355	2,362,556
Reinvestment of dividends and distributions:
Standard Class	52	510	54	179	65
Service Class	7,740	136,862	7,878	55,674	12,945
	2,652,537	723,132	2,283,083	813,208	2,385,566
Cost of shares redeemed:
Service Class	(1,098)	(175,340)	(10)	(60,108)	(12,916)
	(1,098)	(175,340)	(10)	(60,108)	(12,916)
Increase in net assets derived from capital share transactions	2,651,439	547,792	2,283,073	753,100	2,372,650
NET INCREASE IN NET ASSETS	2,324,366	33,491	2,415,828	237,580	2,429,788
NET ASSETS:
Beginning of period	—	2,415,828	—	2,429,788	—
End of period	$2,324,366	$2,449,319	$2,415,828	$2,667,368	$2,429,788

*	Date of commencement of operations.
See accompanying notes, which are an integral part of the financial statements.
Lincoln Nasdaq-100 Buffer Funds–14

Lincoln Nasdaq-100 Buffer Funds
Statements of Changes in Net Assets (continued)
	Lincoln Nasdaq-100 Buffer Fund Dec
	Year Ended	12/17/21 * to
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$ (22,442)	$ (998)
Net realized loss	(222,253)	—
Net change in unrealized appreciation (depreciation)	(407,871)	46,038
Net increase (decrease) in net assets resulting from operations	(652,566)	45,040
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(61)	—
Service Class	(4,265)	—
Return of capital:
Standard Class	(50)	—
Service Class	(16,335)	—
	(20,711)	—
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	—	10,000
Service Class	1,274,297	2,630,369
Reinvestment of dividends and distributions:
Standard Class	111	—
Service Class	20,600	—
	1,295,008	2,640,369
Cost of shares redeemed:
Service Class	(1,109,840)	—
	(1,109,840)	—
Increase in net assets derived from capital share transactions	185,168	2,640,369
NET INCREASE (DECREASE) IN NET ASSETS	(488,109)	2,685,409
NET ASSETS:
Beginning of period	2,685,409	—
End of period	$ 2,197,300	$2,685,409

*	Date of commencement of operations.
See accompanying notes, which are an integral part of the financial statements.
Lincoln Nasdaq-100 Buffer Funds–15

Lincoln Nasdaq-100 Buffer Fund Mar
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln Nasdaq-100 Buffer Fund Mar
	Standard Class 3/18/22[1] to 12/31/22	Service Class 3/18/22[1] to 12/31/22

Net asset value, beginning of period	$ 10.000	$ 10.000
Income (loss) from investment operations:
Net investment (loss)[2]	(0.020)	(0.046)
Net realized and unrealized gain (loss)	(1.288)	(1.286)
Total from investment operations	(1.308)	(1.332)
Less dividends and distributions from:
Net investment income	(0.036)	(0.013)
Net realized gain	(0.015)	(0.015)
Return of capital	(0.001)	(0.001)
Total dividends and distributions	(0.052)	(0.029)
Net asset value, end of period	$ 8.640	$ 8.639
Total return[3]	(13.07%)	(13.31%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 9	$ 2,316
Ratio of expenses to average net assets[4]	0.62%	0.97%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	5.17%	5.52%
Ratio of net investment income (loss) to average net assets	(0.28%)	(0.63%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(4.83%)	(5.18%)
Portfolio turnover	—%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln Nasdaq-100 Buffer Funds–16

Lincoln Nasdaq-100 Buffer Fund Jun
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln Nasdaq-100 Buffer Fund Jun Standard Class
	Year Ended 12/31/22	6/18/21 [1] to 12/31/21

Net asset value, beginning of period	$ 10.591	$ 10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.032)	(0.023)
Net realized and unrealized gain (loss)	(1.493)	0.668
Total from investment operations	(1.525)	0.645
Less dividends and distributions from:
Net investment income	—	(0.054)
Net realized gain	(0.507)	—
Total dividends and distributions	(0.507)	(0.054)
Net asset value, end of period	$ 8.559	$ 10.591
Total return[3]	(14.32%)	6.45%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 9	$ 11
Ratio of expenses to average net assets[4]	0.62%	0.62%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	4.30%	5.97%
Ratio of net investment income (loss) to average net assets	(0.32%)	(0.45%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(4.00%)	(5.80%)
Portfolio turnover	5%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln Nasdaq-100 Buffer Funds–17

Lincoln Nasdaq-100 Buffer Fund Jun
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln Nasdaq-100 Buffer Fund Jun Service Class
	Year Ended 12/31/22	6/18/21 [1] to 12/31/21

Net asset value, beginning of period	$ 10.590	$ 10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.065)	(0.045)
Net realized and unrealized gain (loss)	(1.491)	0.670
Total from investment operations	(1.556)	0.625
Less dividends and distributions from:
Net investment income	—	(0.035)
Net realized gain	(0.507)	—
Total dividends and distributions	(0.507)	(0.035)
Net asset value, end of period	$ 8.527	$ 10.590
Total return[3]	(14.61%)	6.25%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 2,440	$ 2,405
Ratio of expenses to average net assets[4]	0.97%	0.97%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	4.65%	6.32%
Ratio of net investment income (loss) to average net assets	(0.67%)	(0.80%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(4.35%)	(6.15%)
Portfolio turnover	5%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln Nasdaq-100 Buffer Funds–18

Lincoln Nasdaq-100 Buffer Fund Sep
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln Nasdaq-100 Buffer Fund Sep Standard Class
	Year Ended 12/31/22	9/17/21 [1] to 12/31/21

Net asset value, beginning of period	$ 10.254	$ 10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.028)	(0.009)
Net realized and unrealized gain (loss)	(1.732)	0.328
Total from investment operations	(1.760)	0.319
Less dividends and distributions from:
Net investment income	—	(0.065)
Net realized gain	(0.177)	—
Total dividends and distributions	(0.177)	(0.065)
Net asset value, end of period	$ 8.317	$ 10.254
Total return[3]	(17.13%)	3.19%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 9	$ 10
Ratio of expenses to average net assets[4]	0.62%	0.62%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	4.69%	6.50%
Ratio of net investment income (loss) to average net assets	(0.30%)	(0.31%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(4.37%)	(6.19%)
Portfolio turnover	—%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln Nasdaq-100 Buffer Funds–19

Lincoln Nasdaq-100 Buffer Fund Sep
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln Nasdaq-100 Buffer Fund Sep Service Class
	Year Ended 12/31/22	9/17/21 [1] to 12/31/21

Net asset value, beginning of period	$ 10.253	$ 10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.060)	(0.020)
Net realized and unrealized gain (loss)	(1.728)	0.328
Total from investment operations	(1.788)	0.308
Less dividends and distributions from:
Net investment income	—	(0.055)
Net realized gain	(0.177)	—
Total dividends and distributions	(0.177)	(0.055)
Net asset value, end of period	$ 8.288	$ 10.253
Total return[3]	(17.41%)	3.08%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 2,659	$ 2,419
Ratio of expenses to average net assets[4]	0.97%	0.97%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	5.04%	6.85%
Ratio of net investment income (loss) to average net assets	(0.65%)	(0.66%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(4.72%)	(6.54%)
Portfolio turnover	—%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln Nasdaq-100 Buffer Funds–20

Lincoln Nasdaq-100 Buffer Fund Dec
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln Nasdaq-100 Buffer Fund Dec Standard Class
	Year Ended 12/31/22	12/17/21 [1] to 12/31/21

Net asset value, beginning of period	$ 10.179	$ 10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.037)	—
Net realized and unrealized gain (loss)	(2.010)	0.179
Total from investment operations	(2.047)	0.179
Less dividends and distributions from:
Net investment income	(0.048)	—
Net realized gain	(0.012)	—
Return of capital	(0.050)	—
Total dividends and distributions	(0.110)	—
Net asset value, end of period	$ 8.022	$ 10.179
Total return[3]	(20.10%)	1.79%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 8	$ 10
Ratio of expenses to average net assets[4]	0.62%	0.62%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	3.92%	22.27%
Ratio of net investment income (loss) to average net assets	(0.42%)	(0.62%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(3.72%)	(22.27%)
Portfolio turnover	33%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln Nasdaq-100 Buffer Funds–21

Lincoln Nasdaq-100 Buffer Fund Dec
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln Nasdaq-100 Buffer Fund Dec Service Class
	Year Ended 12/31/22	12/17/21 [1] to 12/31/21

Net asset value, beginning of period	$ 10.178	$ 10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.069)	(0.005)
Net realized and unrealized gain (loss)	(2.006)	0.183
Total from investment operations	(2.075)	0.178
Less dividends and distributions from:
Net investment income	(0.010)	—
Net realized gain	(0.012)	—
Return of capital	(0.050)	—
Total dividends and distributions	(0.072)	—
Net asset value, end of period	$ 8.031	$ 10.178
Total return[3]	(20.38%)	1.78%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 2,189	$ 2,675
Ratio of expenses to average net assets[4]	0.97%	0.97%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	4.27%	22.62%
Ratio of net investment income (loss) to average net assets	(0.77%)	(0.97%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(4.07%)	(22.62%)
Portfolio turnover	33%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln Nasdaq-100 Buffer Funds–22

Lincoln Nasdaq-100 Buffer Funds
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the Lincoln Nasdaq-100 Buffer Fund Mar, Lincoln Nasdaq-100 Buffer Fund Jun, Lincoln Nasdaq-100 Buffer Fund Sep and Lincoln Nasdaq-100 Buffer Fund Dec (each, a Fund, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, primarily the LVIP SSGA Nasdaq-100 Index Fund. Each Fund is advised by Lincoln Investment Advisors Corporation ( LIAC ). The LVIP SSGA Nasdaq-100 Index Fund, which is sub-advised by an unaffiliated adviser, invests primarily in the securities that make up the Nasdaq-100 Index and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e., index funds). In addition to investment companies, the Funds may invest in individual securities, such as money market instruments and FLexible EXchange®Options (“FLEX Options”) to seek to produce pre-determined investment outcomes based on the performance of the Index over a one-year period. Financial statements for the Underlying Funds can be found at www.sec.gov.
Each Fund’s investment objective is to seek over a specified annual period (an “Outcome Period”), to provide returns that track the price return of the Invesco QQQ TrustSM, Series 1 up to a cap, while providing a buffer against losses.
1. Significant Accounting Policies
Each Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation – The Funds value Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   FLexible EXchange® Options (“FLEX Options”) are valued based on the transaction prices executed by the Funds’ sub-adviser, except on days in which the sub-adviser does not trade FLEX Options; on the days the sub-adviser does not trade FLEX Options, FLEX Options are valued using evaluated prices obtained from an approved pricing vendor.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns from the period March 18, 2022* through December 31, 2022 for the Lincoln Nasdaq-100 Buffer Fund Mar and for the Lincoln Nasdaq-100 Buffer Fund Jun, Lincoln Nasdaq-100 Buffer Fund Sep, Lincoln Nasdaq-100 Buffer Fund Dec through the year ended December 31, 2022, and for all open tax years (year ended December 31, 2021), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the period March 18, 2022* through December 31, 2022, the Lincoln Nasdaq-100 Buffer Fund Mar did not incur any interest or tax penalties. During the year ended December 31, 2022, the Lincoln Nasdaq-100 Buffer Fund Jun, Lincoln Nasdaq-100 Buffer Fund Sep, Lincoln Nasdaq-100 Buffer Fund Dec did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities
Lincoln Nasdaq-100 Buffer Funds–23

Lincoln Nasdaq-100 Buffer Funds
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
* Date of commencement of operations.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund's investment portfolio, including monitoring of each Fund's investment sub-adviser, and providing certain administrative services to each Fund.
For its services, LIAC receives a management fee at an annual rate of 0.55% of each Fund’s average daily net assets. LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.23% on first $50 million and 0.00% over $50 million of each Fund’s average daily net assets. This agreement will continue at least through April 30, 2023 and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
 The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.62% of average daily net assets for the Standard Class and 0.97% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue at least through April 30, 2023 and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. Each Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that each Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2022, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
		Expiration Date
	2024	2025	Total
Lincoln Nasdaq-100 Buffer Fund Mar	$ —	$75,094	$ 75,094
Lincoln Nasdaq-100 Buffer Fund Jun	$64,572	$84,237	$ 148,809
Lincoln Nasdaq-100 Buffer Fund Sep	$37,834	$89,164	$ 126,998
Lincoln Nasdaq-100 Buffer Fund Dec	$22,173	$89,267	$ 111,440
Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Funds' defined outcome strategy. For these services, LIAC, not the Funds, pays the Sub-Adviser a fee based on each Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
	Lincoln Nasdaq-100 Buffer Fund Mar March 18, 2022*	Lincoln Nasdaq-100 Buffer Fund Jun	Lincoln Nasdaq-100 Buffer Fund Sep	Lincoln Nasdaq-100 Buffer Fund Dec
Administrative	$119	$172	$162	$207
Legal	21	35	29	37
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Nasdaq-100 Buffer Funds–24

Lincoln Nasdaq-100 Buffer Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2022, these fees were as follows:
	Lincoln Nasdaq-100 Buffer Fund Mar March 18, 2022*	Lincoln Nasdaq-100 Buffer Fund Jun	Lincoln Nasdaq-100 Buffer Fund Sep	Lincoln Nasdaq-100 Buffer Fund Dec
Printing and mailing	$1	$—	$8	$—
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2022, each Fund had receivables due from and liabilities payable to affiliates as follows:
	Lincoln Nasdaq-100 Buffer Fund Mar	Lincoln Nasdaq-100 Buffer Fund Jun	Lincoln Nasdaq-100 Buffer Fund Sep	Lincoln Nasdaq-100 Buffer Fund Dec
Expense reimbursement receivable due from LIAC	$2,702	$4,700	$3,237	$1,611
Management fees payable to LIAC	650	680	722	617
Distribution fees payable to LFD	709	741	787	672
Printing and mailing fees payable to Lincoln Life	—	1	—	281
Shareholder servicing fees payable to Lincoln Life	59	62	66	56
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
At December 31, 2022, Lincoln Life directly owned the following percentages of each fund:
Lincoln Life
Lincoln Nasdaq-100 Buffer Fund Mar	83.92%
Lincoln Nasdaq-100 Buffer Fund Jun	83.34%
Lincoln Nasdaq-100 Buffer Fund Sep	71.82%
Lincoln Nasdaq-100 Buffer Fund Dec	82.98%
Lincoln Nasdaq-100 Buffer Funds–25

Lincoln Nasdaq-100 Buffer Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2022, were as follows:
Lincoln Nasdaq-100 Buffer Fund Mar
	Value 3/18/22*	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-43.41%@
Equity Fund-43.41%@
✧✧LVIP SSGA Nasdaq-100 Index Fund	$—	$1,310,925	$—	$—	$(301,949)	$1,008,976	130,325	$5,017	$16,407

* Date of commencement of operations.
@ As a percentage of Net Assets as of December 31, 2022.
✧✧ Standard Class shares.
Lincoln Nasdaq-100 Buffer Fund Jun
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-48.64%@
Equity Fund-48.64%@
✧✧LVIP SSGA Nasdaq-100 Index Fund	$1,312,828	$420,903	$57,865	$(20,226)	$(464,378)	$1,191,262	153,870	$5,925	$21,155

@ As a percentage of Net Assets as of December 31, 2022.
✧✧ Standard Class shares.
Lincoln Nasdaq-100 Buffer Fund Sep
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-47.79%@
Equity Fund-47.79%@
✧✧LVIP SSGA Nasdaq-100 Index Fund	$1,229,557	$510,646	$—	$—	$(465,507)	$1,274,696	164,647	$6,072	$17,863

@ As a percentage of Net Assets as of December 31, 2022.
✧✧ Standard Class shares.
Lincoln Nasdaq-100 Buffer Funds–26

Lincoln Nasdaq-100 Buffer Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Nasdaq-100 Buffer Fund Dec
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-48.38%@
Equity Fund-48.38%@
✧✧LVIP SSGA Nasdaq-100 Index Fund	$1,347,413	$700,893	$436,002	$(149,315)	$(400,020)	$1,062,969	137,299	$4,778	$21,764

@ As a percentage of Net Assets as of December 31, 2022.
✧✧ Standard Class shares.
* Date of commencement of operations.
3. Investments
For the year ended December 31, 2022, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	Lincoln Nasdaq-100 Buffer Fund Mar March 18, 2022*	Lincoln Nasdaq-100 Buffer Fund Jun	Lincoln Nasdaq-100 Buffer Fund Sep	Lincoln Nasdaq-100 Buffer Fund Dec
Purchases	$1,310,925	$420,904	$510,646	$700,893
Sales	—	57,866	—	436,003
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	Lincoln Nasdaq-100 Buffer Fund Mar	Lincoln Nasdaq-100 Buffer Fund Jun	Lincoln Nasdaq-100 Buffer Fund Sep	Lincoln Nasdaq-100 Buffer Fund Dec
Cost of investments and derivatives	$2,927,595	$3,003,142	$3,355,888	$2,849,972
Aggregate unrealized appreciation of investments and derivatives	$ 412,821	$ 116,887	$ 102,162	$ 31,277
Aggregate unrealized depreciation of investments and derivatives	(737,673)	(400,415)	(514,055)	(459,800)
Net unrealized depreciation of investments and derivatives	$ (324,852)	$ (283,528)	$ (411,893)	$ (428,523)
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Lincoln Nasdaq-100 Buffer Funds–27

Lincoln Nasdaq-100 Buffer Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2022:
Lincoln Nasdaq-100 Buffer Fund Mar
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$1,008,976	$ —	$—	$1,008,976
Unaffiliated Investment Company	72,222	—	—	72,222
Options Purchased	—	1,595,838	—	1,595,838
Total Investments	$1,081,198	$1,595,838	$—	$2,677,036
Derivatives:
Liabilities:
Options Written	$ —	$ (317,075)	$—	$ (317,075)
There were no Level 3 investments at the end of the period.
Lincoln Nasdaq-100 Buffer Fund Jun
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$1,191,262	$ —	$—	$1,191,262
Unaffiliated Investment Company	70,670	—	—	70,670
Options Purchased	—	1,321,268	—	1,321,268
Total Investments	$1,261,932	$1,321,268	$—	$2,583,200
Derivatives:
Liabilities:
Options Written	$ —	$ (99,816)	$—	$ (99,816)
There were no Level 3 investments at the beginning or end of the period.
Lincoln Nasdaq-100 Buffer Fund Sep
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$1,274,696	$ —	$—	$1,274,696
Unaffiliated Investment Company	69,524	—	—	69,524
Options Purchased	—	1,535,882	—	1,535,882
Total Investments	$1,344,220	$1,535,882	$—	$2,880,102
Derivatives:
Liabilities:
Options Written	$ —	$ (177,430)	$—	$ (177,430)
There were no Level 3 investments at the beginning or end of the period.
Lincoln Nasdaq-100 Buffer Funds–28

Lincoln Nasdaq-100 Buffer Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Lincoln Nasdaq-100 Buffer Fund Dec
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$1,062,969	$ —	$—	$1,062,969
Unaffiliated Investment Company	100,599	—	—	100,599
Options Purchased	—	1,240,727	—	1,240,727
Total Investments	$1,163,568	$1,240,727	$—	$2,404,295
Derivatives:
Liabilities:
Options Written	$ —	$ (169,843)	$—	$ (169,843)
There were no Level 3 investments at the beginning or end of the period.
* Date of commencement of operations.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, straddle losses and pass-through consent dividends from the Underlying Funds.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the year ended December 31, 2022 and 2021 were as follows:
	Lincoln Nasdaq-100 Buffer Fund Mar*	Lincoln Nasdaq-100 Buffer Fund Jun	Lincoln Nasdaq-100 Buffer Fund Sep	Lincoln Nasdaq-100 Buffer Fund Dec
Period ended December 31, 2022
Ordinary income	$3,464	$132,200	$51,486	$ 1,348
Long-term capital gains	4,011	5,172	4,367	2,978
Return of capital	317	—	—	16,385
Total	$7,792	$137,372	$55,853	$20,711
Year ended December 31, 2021
Ordinary income	$ —	$ 7,932	$13,010	$ —
* March 18, 2022, date of commencement of operations.
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
	Lincoln Nasdaq-100 Buffer Fund Mar*	Lincoln Nasdaq-100 Buffer Fund Jun	Lincoln Nasdaq-100 Buffer Fund Sep	Lincoln Nasdaq-100 Buffer Fund Dec
Undistributed ordinary income	$ —	$ 40,814	$ 57,378	$ —
Undistributed long-term capital gains	—	1	—	—
Capital loss carryforward	—	—	—	(145,970)
Other temporary differences	(1)	(136,837)	(101,886)	(30,999)
Net unrealized depreciation	(324,852)	(283,528)	(411,893)	(428,523)
Distributable earnings/(accumulated loss)	$(324,853)	$(379,550)	$(456,401)	$(605,492)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, the Funds recorded the following permanent reclassifications primarily related to tax treatment of non-deductible expenses and net operating losses:
Lincoln Nasdaq-100 Buffer Funds–29

Lincoln Nasdaq-100 Buffer Funds
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
	Lincoln Nasdaq-100 Buffer Fund Mar	Lincoln Nasdaq-100 Buffer Fund Dec
Distributable Earnings/(Accumulated Loss)	$ 1,903	$ 5,362
Paid-in capital	(1,903)	(5,362)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2022, the Funds had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Lincoln Nasdaq-100 Buffer Fund Dec
Short-Term	$145,970
Long-Term	—
Total	$145,970
* March 18, 2022, date of commencement of operations.
6. Capital Shares
Transactions in capital shares were as follows:
	Lincoln Nasdaq-100 Buffer Fund Mar	Lincoln Nasdaq-100 Buffer Fund Jun		Lincoln Nasdaq-100 Buffer Fund Sep
	3/18/22 * to	Year Ended	6/18/21 * to	Year Ended	9/17/21 * to
	12/31/22	12/31/22	12/31/21	12/31/22	12/31/21
Shares sold:
Standard Class	1,000	—	1,000	—	1,000
Service Class	267,248	61,425	226,375	85,062	235,984
Shares reinvested:
Standard Class	6	61	5	22	6
Service Class	914	16,314	744	6,830	1,261
	269,168	77,800	228,124	91,914	238,251
Shares redeemed:
Standard Class	—	—	—	—	—
Service Class	(122)	(18,687)	(1)	(7,049)	(1,274)
	(122)	(18,687)	(1)	(7,049)	(1,274)
Net increase	269,046	59,113	228,123	84,865	236,977

*	Date of commencement of operations.

Lincoln Nasdaq-100 Buffer Funds–30

Lincoln Nasdaq-100 Buffer Funds
Notes to Financial Statements (continued)
 6. Capital Shares (continued)
	Lincoln Nasdaq-100 Buffer Fund Dec
	Year Ended	12/17/21 * to
	12/31/22	12/31/21
Shares sold:
Standard Class	—	1,000
Service Class	137,324	262,843
Shares reinvested:
Standard Class	14	—
Service Class	2,576	—
	139,914	263,843
Shares redeemed:
Standard Class	—	—
Service Class	(130,145)	—
	(130,145)	—
Net increase	9,769	263,843

*	Date of commencement of operations.
7. Line of Credit
The Lincoln Nasdaq-100 Buffer Fund Jun, Nasdaq-100 Buffer Fund Sep and Nasdaq-100 Buffer Fund Dec, along with other funds in the Trust (“Participants”), are participants in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant.  The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Funds had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Options Contracts–During the period March 18, 2022* through December 31, 2022 for the Lincoln Nasdaq-100 Buffer Fund Mar and during the year ended December 31, 2022 for the Lincoln Nasdaq-100 Buffer Fund Jun, Lincoln Nasdaq-100 Buffer Fund Sep, Lincoln Nasdaq-100 Buffer Fund Dec, the Funds entered into options contracts in the normal course of pursuing its investment objective and strategies. The Funds may buy or write options contracts for any number of reasons, including without limitation: to manage the Funds' exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Funds' overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; as a cash management tool; and to generate income. The Funds may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When a Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When a Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Funds are subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Funds are subject to counterparty risk.
Lincoln Nasdaq-100 Buffer Funds–31

Lincoln Nasdaq-100 Buffer Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
During the period March 18, 2022* through December 31, 2022 for the Lincoln Nasdaq-100 Buffer Fund Mar and during the year ended December 31, 2022, for the Lincoln Nasdaq-100 Buffer Fund Jun, Lincoln Nasdaq-100 Buffer Fund Sep, Lincoln Nasdaq-100 Buffer Fund Dec, used options contracts to adjust the Fund's overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities and to receive premiums for writing options.
Fair values of derivative instruments as of December 31, 2022 were as follows:
Lincoln Nasdaq-100 Buffer Fund Mar
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Options purchased (Equity contracts)	Investments, at value	$1,595,838	Investments, at value	$ —
Options written (Equity contracts)	Options written, at value	—	Options written, at value	(317,075)
Total		$1,595,838		$(317,075)
The effect of derivative instruments on the Statements of Operations for the period March 18, 2022* through December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	$—	$ 51,390
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	—	(74,293)
Total		$—	$(22,903)
Fair values of derivative instruments as of December 31, 2022 were as follows:
Lincoln Nasdaq-100 Buffer Fund Jun
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Options purchased (Equity contracts)	Unaffiliated Investments, at value	$1,321,268	Unaffiliated Investments, at value	$ —
Options written (Equity contracts)	Options written, at value	—	Options written, at value	(99,816)
Total		$1,321,268		$(99,816)
Lincoln Nasdaq-100 Buffer Funds–32

Lincoln Nasdaq-100 Buffer Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	$45,899	$(143,972)
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	(9,319)	210,297
Total		$36,580	$ 66,325
Fair values of derivative instruments as of December 31, 2022 were as follows:
Lincoln Nasdaq-100 Buffer Fund Sep
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Options purchased (Equity contracts)	Investments, at value	$1,535,882	Investments, at value	$ —
Options written (Equity contracts)	Options written, at value	—	Options written, at value	(177,430)
Total		$1,535,882		$(177,430)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	$ 61,064	$(68,698)
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	(52,396)	63,193
Total		$ 8,668	$ (5,505)
Lincoln Nasdaq-100 Buffer Funds–33

Lincoln Nasdaq-100 Buffer Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2022 were as follows:
Lincoln Nasdaq-100 Buffer Fund Dec
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Options purchased (Equity contracts)	Investments, at value	$1,240,727	Investments, at value	$ —
Options written (Equity contracts)	Options written, at value	—	Options written, at value	(169,843)
Total		$1,240,727		$(169,843)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	$ 152,560	$(16,474)
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	(247,262)	8,623
Total		$ (94,702)	$ (7,851)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by each Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
	Options Contracts (Average Value)	Options Contracts (Average Value)
Lincoln Nasdaq-100 Buffer Fund Mar March 18, 2022*	$1,071,384	$180,874
Lincoln Nasdaq-100 Buffer Fund Jun	1,335,715	157,277
Lincoln Nasdaq-100 Buffer Fund Sep	1,388,476	186,308
Lincoln Nasdaq-100 Buffer Fund Dec	1,869,238	349,696
* Date of commencement of operations.
9. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
Lincoln Nasdaq-100 Buffer Funds–34

Lincoln Nasdaq-100 Buffer Funds
Notes to Financial Statements (continued)
10. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
Lincoln Nasdaq-100 Buffer Funds–35

Report of Independent Registered Public Accounting Firm
To the Shareholders of Lincoln Nasdaq–100 Buffer Fund Jun, Lincoln Nasdaq-100 Buffer fund Sep, Lincoln Nasdaq-100 Buffer Fund Dec and Lincoln Nasdaq-100 Buffer Fund Mar and the Board of Trustees of Lincoln Variable Insurance Products Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Lincoln Nasdaq-100 Buffer Fund Jun, Lincoln Nasdaq-100 Buffer Fund Sep, Lincoln Nasdaq-100 Buffer Fund Dec and Lincoln Nasdaq-100 Buffer Mar (collectively referred to as the “Funds”) (four of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments, as of December 31, 2022, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (four of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual fund constituting Lincoln Variable Insurance Products Trust	Statements of operations	Statements of changes in net assets	Financial highlights
Lincoln Nasdaq-100 Buffer Fund Jun	For the year ended December 31, 2022	For the year ended December 31, 2022 and period from June 18, 2021 (commencement of operations) through December 31, 2021
Lincoln Nasdaq-100 Buffer Fund Sep		For the year ended December 31, 2022 and period from September 17, 2021 (commencement of operations) through December 31, 2021
Lincoln Nasdaq-100 Buffer Fund Dec		For the year ended December 31, 2022 and period from December 17, 2021 (commencement of operations) through December 31, 2021
Lincoln Nasdaq-100 Buffer Fund Mar	For the period from March 18, 2022 (commencement of operations) through December 31, 2022
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
Lincoln Nasdaq-100 Buffer Funds–36

Lincoln Nasdaq-100 Buffer Funds
Other Fund Information (unaudited)
Lincoln Nasdaq-100 Buffer Fund Jun and Lincoln Nasdaq-100 Buffer Fund Sep
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc., an independent provider of investment company data, and Milliman, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar, Broadridge and Milliman provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadviser provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.
The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Funds are only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for each Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. The Board considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
The Board considered that each Fund seeks to provide returns that track the price return of an exchange traded fund (“Underlying Fund”) up to a cap, while providing a buffer against losses. Each Fund employs a defined outcome strategy that seeks to produce investment outcomes based on the performance of the Underlying Fund’s market price over a one-year period, subject to the specified cap for gains and with the benefit of a buffer for losses. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board considered that each Fund commenced operations within the last year. The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports included performance information for each Fund comparing the Fund’s return from the respective Fund’s inception through June 30, 2022 to the return of the Underlying Fund. The Board considered that LIAC actively monitors the Funds’ performance through quarterly reports and works with the Investment Committee of the Board in analyzing performance issues. The Board noted management’s representation that each Fund is performing as expected.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to Milliman Financial Risk Management LLC (“Milliman”). The Board noted the ongoing oversight activities performed by LIAC, including review of returns, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s investment performance.
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for each Fund. The Board considered that LIAC had implemented advisory fee waivers for each Fund through April 30, 2023. The Board noted that the net investment management fee for each Fund was lower than the median net investment management fee of the respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee was reasonable.
Lincoln Nasdaq-100 Buffer Funds–37

Lincoln Nasdaq-100 Buffer Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented advisory fee waivers and expense limitations for each Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of the Funds, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement.  The Board reviewed the services provided by Milliman, the backgrounds of the investment professionals servicing the Funds and the reputation, resources and investment approach of Milliman.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance.  With respect to performance, the Board considered that each Fund commenced operations within the last year. The Board considered that Milliman’s responsibility was to implement the defined outcome strategy for each Fund and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the strategy. The Board also considered that the strategy was designed to buffer the Funds from losses and produce returns that track those of the Underlying Fund for the outcome period, up to the cap.  The Board also considered a presentation by representatives of Milliman regarding the performance of the Funds. The Board concluded that the services provided by Milliman were satisfactory.
Sub-Advisory Fee and Economies of Scale.  The Board reviewed the subadvisory fee schedule for Milliman and considered that the sub-advisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party, and that LIAC would compensate Milliman from its fees.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  The Board noted that the proposed sub-advisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party, and that LIAC would compensate Milliman from its fees.  The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume, among them trading, operations, compliance and research and that Milliman may receive intangible benefits from association with the Funds, such as favorable publicity in relevant markets.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
Lincoln Nasdaq-100 Buffer Fund Mar
Approval of Investment Management and Subadvisory Agreements
On March 8-9, 2021, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the approval of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the approval of the sub-advisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements”) for four new series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and Milliman prior to and during the meeting. Among other information, LIAC, Lincoln Life and Milliman provided information to assist the Independent Trustees in assessing the nature, extent and quality of services to be provided. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and employees of Lincoln Life and LIAC to consider the approval of the Advisory Agreements.
Based upon its review, the Board concluded that it was in the best interest of each Fund that the Advisory Agreements be approved. The Board determined that, given the totality of the information provided in connection with the 2020 annual contract renewal process, similar defined outcome funds based on the S&P 500 Index and with respect to the Advisory Agreements, the Board had received sufficient information to
Lincoln Nasdaq-100 Buffer Funds–38

Lincoln Nasdaq-100 Buffer Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management and Subadvisory Agreements (continued)
approve the Advisory Agreements. In considering the approval of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the approval of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services expected to be provided to each Fund by LIAC, including LIAC personnel and resources. The Board considered that LIAC provided investment management services to the other funds in the Trust and that the Board reviewed extensive information provided by LIAC in connection with the 2020 contract renewal process. The Board considered LIAC’s rationale for proposing the Funds. The Board reviewed the services to be provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel provide services to the other funds in the Trust on behalf of LIAC and that Lincoln Life was proposed to provide administrative services to each Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were expected to be satisfactory.
Performance. With respect to performance, the Board considered that the Funds had not commenced operations.
Management Fee. The Board reviewed each Fund’s proposed investment management fee and estimated net expense ratio and reviewed information comparing the gross investment management fee and net expense ratio to those of a peer group provided by LIAC. The Board noted that the peer group provided by LIAC included funds organized as exchange-traded funds, some of which pay a unitary fee.
The Board noted that the gross investment management fee for each Fund was below the median gross investment management fee of the peer group. The Board considered that LIAC proposed, for each Fund, to waive a portion of its advisory fee and implement an expense limitation for the Standard class and the Service class for one year after the applicable Fund’s launch. The Board also considered that each Fund’s estimated net expense ratio for Standard class shares, giving effect to the expense limitation, was lower than the median net expense ratio of the peer group. In light of the nature, quality and extent of services to be provided by LIAC, including sub-adviser oversight, the Board concluded that each Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Funds had not commenced operations and that LIAC proposed, for each Fund, an advisory fee waiver and an expense limitation for its Standard and Service class shares for one year after the applicable Fund’s launch and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability analysis to LIAC with respect to each Fund and concluded that the estimated profitability of LIAC in connection with the management of the each Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board considered materials provided during the 2020 contract renewal process as to any such benefits to LIAC and its affiliates. Lincoln Life and its affiliated insurance companies (“Lincoln Insurance Companies”) receive 12b-1 fees which are paid by the Fund’s Service class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the approval of the sub-advisory agreement between LIAC and Milliman with respect to each Fund, the Board considered the nature, extent and quality of day-to-day investment management services to be provided by Milliman under the sub-advisory agreement. The Board considered that Milliman provided sub-advisory services to other funds in the Trust and that the Board reviewed extensive information provided by Milliman in connection with the 2020 contract renewal process. The Board reviewed the services to be provided by Milliman, the background of the investment professionals to be servicing the Funds, and the reputation, resources and subadvisory experience of Milliman. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters. The Board concluded that the services to be provided by Milliman were expected to be satisfactory.
Performance. With respect to performance, the Board considered that the Funds had not commenced operations.
Sub-Advisory Fee and Economies of Scale. The Board reviewed the proposed sub-advisory fee schedule [and comparable sub-advisory information provided by LIAC.] The Board considered that the sub-advisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party, and that LIAC would compensate Milliman from its fees. The Board concluded that the proposed subadvisory fee for each Fund was reasonable.
Lincoln Nasdaq-100 Buffer Funds–39

Lincoln Nasdaq-100 Buffer Funds
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Profitability and Fallout Benefits. The Board noted that the proposed sub-advisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party, and that LIAC would compensate Milliman from its fees. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting defined outcome programs for clients in large volume among them trading, operations, compliance and research and that Milliman may receive intangible benefits from association with the Funds, such as favorable publicity in relevant markets.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that approval of the Advisory Agreements is in the best interest of each Fund.
Lincoln Nasdaq-100 Buffer Funds–40

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
Lincoln Nasdaq-100 Buffer Funds–41

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
Lincoln Nasdaq-100 Buffer Funds–42

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
Lincoln Nasdaq-100 Buffer Funds–43

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
Lincoln Nasdaq-100 Buffer Funds–44

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
Lincoln Nasdaq-100 Buffer Funds–45

Lincoln S&P 500 Buffer Funds
Lincoln S&P 500 Buffer Fund Feb
Lincoln S&P 500 Buffer Fund May
Lincoln S&P 500 Buffer Fund Aug
Lincoln S&P 500 Buffer Fund Nov
Lincoln S&P 500 Ultra Buffer Funds
Lincoln S&P 500 Ultra Buffer Fund Feb
Lincoln S&P 500 Ultra Buffer Fund May
Lincoln S&P 500 Ultra Buffer Fund Aug
Lincoln S&P 500 Ultra Buffer Fund Nov
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

Lincoln S&P 500 Buffer Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

Lincoln S&P 500 Buffer Funds
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Milliman Financial Risk Management LLC
The Lincoln S&P 500 Buffer Fund Feb returned (3.53)% (Standard Class shares with distributions reinvested) for the period February 18, 2022, to December 31, 2022, while its benchmark, the S&P 500 Price Return Index1, returned (12.35)%.
The Lincoln S&P 500 Buffer Fund May returned (6.55)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the S&P 500 Price Return Index, returned (19.44)%.
The Lincoln S&P 500 Buffer Fund Aug returned (8.93)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its  benchmark, the S&P 500 Price Return Index, returned (19.44)%.
The Lincoln S&P 500 Buffer Fund Nov returned (6.34)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its  benchmark, the S&P 500 Price Return Index, returned (19.44)%.
Since the Lincoln S&P 500 Buffer Fund Feb launch on February 18, 2022, the price of the S&P 500® Price Return Index fell (11.71)% as the Federal Reserve sharply raised interest rates and signaled a prolonged period of restrictive monetary policy to curb inflation.
Over the course of 2022 for the Lincoln S&P 500 Buffer Fund May, the Lincoln S&P 500 Buffer Fund August and the Lincoln S&P 500 Buffer Fund November, the price of the S&P 500® Price Return Index fell (19.44)% as the Federal Reserve sharply raised interest rates and signaled a prolonged period of restrictive monetary policy to curb inflation.
The Lincoln S&P 500 Buffer Fund Feb seeks to track the performance of the price return of the S&P 500® Index up to a cap and provide a buffer against losses. The Fund maintained its exposure to the S&P 500® Index throughout the year with usage of the LVIP SSGA S&P 500 Index Fund and the S&P 500 FLEX options. Currently the Fund is well on track to finish its first defined-outcome period.
The Lincoln S&P 500 Buffer Fund May seeks to track the performance of the price return of the S&P 500® Index up to a cap and provide a buffer against losses. The Fund maintained its exposure to the S&P 500® Index throughout the year with usage of the LVIP SSGA S&P 500 Index Fund and the S&P 500 FLEX options. On May 20, 2022, the Fund finished its first defined-outcome period with minimal tracking difference compared to its pre-determined outcome based on the performance of the S&P 500® Index. The options were rolled on May 20, 2022, and the Fund is currently on track to finish its second defined-outcome period.
The Lincoln S&P 500 Buffer Fund Aug seeks to track the performance of the price return of the S&P 500® Index up to a cap and provide a buffer against losses. The Fund maintained its exposure to the S&P 500® Index throughout the year with usage of the LVIP SSGA S&P 500 Index Fund and the S&P 500 FLEX options. On August 19, 2022, the Fund finished its first defined-outcome period with minimal tracking difference compared to its pre-determined outcome based on the performance of the S&P 500® Index. The options were rolled on August 19, 2022, and the Fund is currently on track to finish its second defined-outcome period.
The Lincoln S&P 500 Buffer Fund Nov seeks to track the performance of the price return of the S&P 500® Index up to a cap and provide a buffer against losses. The Fund maintained its exposure to the S&P 500® Index throughout the year with usage of the LVIP SSGA S&P 500 Index Fund and the S&P 500 FLEX options. On November 18, 2022, the Fund finished its first defined-outcome period with minimal tracking difference compared to its pre-determined outcome based on the performance of the S&P 500® Index. The options were rolled on November 18, 2022, and the Fund is currently on track to finish its second defined-outcome period.
Each Fund holds approximately 50% of its assets in CBOE listed FLEX options on the S&P 500® Index. These FLEX options provide approximately 50% of the long exposure to the S&P 500® Index. The buffer is structured with a long FLEX put option and short FLEX put option at different strikes. The options in the buffer are used to reduce the risk of the Fund and are designed to provide a 12% reduction in losses if the market goes down. The cap is structured using a short FLEX call option, and the short call is used to offset the cost of the buffer. The effect of selling the short call is that the Fund does not participate in any market gains beyond the strike of the call.
The Funds outperformed relative to their benchmark. The Funds had lower realized volatility and better maximum drawdown. The outperformance can be attributed to the downside buffer options that protect the Funds from the S& P 500 pull back during the year.
The Libor transition does not impact the value of the Funds' holdings.
Portfolio Managers:
Milliman Financial Risk Management LLC:	Robert T. Cummings Jordan B. Rosenfeld
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Lincoln S&P 500 Buffer Funds–1

Lincoln S&P 500 Buffer Funds
2022 Annual Report Commentary (unaudited) (continued)
Lincoln S&P 500 Buffer Fund Feb
Growth of $10,000 invested 2/18/22 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in Lincoln S&P 500 Buffer Fund Feb shares on 2/18/22 (commencement of operations). As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,647 for the Standard Class shares and to $9,619 for the Service Class shares. For comparison, look at how the S&P 500 Price Return Index did from 2/18/22 through 12/31/22. The same $10,000 investment would have decreased to $8,765. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Total returns on investment	Ended 12/31/22
Standard Class Shares
Inception (2/18/22)	- 3.53%
Service Class Shares
Inception (2/18/22)	- 3.82%
Lincoln S&P 500 Buffer Fund May
Growth of $10,000 invested 5/21/21 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in Lincoln S&P 500 Buffer Fund May shares on 5/21/21 (commencement of operations). As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,016 for the Standard Class shares and decreased to $9,961 for the Service Class shares. For comparison, look at how the S&P 500 Price Return Index did over the same period. The same $10,000 investment would have decreased to $9,232. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 6.55%
Inception (5/21/21)	+ 0.10%
Service Class Shares
One Year	- 6.88%
Inception (5/21/21)	- 0.24%

Lincoln S&P 500 Buffer Funds–2

Lincoln S&P 500 Buffer Funds
2022 Annual Report Commentary (unaudited) (continued)
Lincoln S&P 500 Buffer Fund Aug
Growth of $10,000 invested 8/20/21 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in Lincoln S&P 500 Buffer Fund Aug shares on 8/20/21 (commencement of operations). As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,468 for the Standard Class shares and to $9,423 for the Service Class shares. For comparison, look at how the S&P 500 Price Return Index did over the same period. The same $10,000 investment would have decreased to $8,715. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 8.93%
Inception (8/20/21)	- 3.92%
Service Class Shares
One Year	- 9.24%
Inception (8/20/21)	- 4.26%
Lincoln S&P 500 Buffer Fund Nov
Growth of $10,000 invested 11/19/21 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in Lincoln S&P 500 Buffer Fund Nov shares on 11/19/21 (commencement of operations). As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,460 for the Standard Class shares and to $9,424 for the Service Class shares. For comparison, look at how the S&P 500 Price Return Index did over the same period. The same $10,000 investment would have decreased to $8,161. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 6.34%
Inception (11/19/21)	- 4.84%
Service Class Shares
One Year	- 6.66%
Inception (11/19/21)	- 5.17%
1. The S&P 500® Price Return Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks excluding dividends.

Lincoln S&P 500 Buffer Funds–3

Lincoln S&P 500 Ultra Buffer Funds
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Milliman Financial Risk Management LLC
The Lincoln S&P 500 Ultra Buffer Fund Feb returned (1.26)% (Standard Class shares with distributions reinvested) for the period February 18, 2022, to December 31, 2022, while its benchmark, the S&P 500 Price Return Index1, returned (12.35)%.
The Lincoln S&P 500 Ultra Buffer Fund May returned (2.73)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the S&P 500 Price Return Index, returned (19.44)%.
The Lincoln S&P 500 Ultra Buffer Fund Aug returned (5.30)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the S&P 500 Price Return Index, returned (19.44)%.
The Lincoln S&P 500 Ultra Buffer Fund Nov returned (1.41)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the S&P 500 Price Return Index, returned (19.44)%.
Since the Lincoln S&P 500 Ultra Buffer Fund Feb launch on February 18, 2022, the price of the S&P 500® Price Return Index fell (11.71)% as the Federal Reserve sharply raised interest rates and signaled a prolonged period of restrictive monetary policy to curb inflation.
Over the course of 2022 the Lincoln S&P 500 Ultra Buffer Fund May, the Lincoln S&P 500 Ultra Buffer Fund Aug and the Lincoln S&P 500 Ultra Buffer Fund Nov, the price of the S&P 500®Price Return Indexfell (19.44)% as the Federal Reserve sharply raised interest rates and signaled a prolonged period of restrictive monetary policy to curb inflation.
The Lincoln S&P 500 Ultra Buffer Fund Feb seeks to track the performance of the price return of the S&P 500® Index up to a cap and provide a buffer against losses. The Fund maintained its exposure to the S&P 500® Index throughout the year with usage of the LVIP SSGA S&P 500 Index Fund and the S&P 500 FLEX options. Currently the Fund is well on track to finish its first defined-outcome period.
The Lincoln S&P 500 Ultra Buffer Fund May seeks to track the performance of the price return of the S&P 500® Index up to a cap and provide a buffer against losses. The Fund maintained its exposure to the S&P 500® Index throughout the year with usage of the LVIP SSGA S&P 500 Index Fund and the S&P 500 FLEX options. On May 20, 2022, the Fund finished its first defined-outcome period with minimal tracking difference compared to its pre-determined outcome based on the performance of the S&P 500® Index. The options were rolled on May 20, 2022, and the Fund is currently on track to finish its second defined-outcome period.
The Lincoln S&P 500 Ultra Buffer Fund Aug seeks to track the performance of the price return of the S&P 500® Index up to a cap and provide a  buffer against losses. The Fund maintained its exposure to the S&P 500® Index throughout the year with usage of the LVIP SSGA S&P 500® Index Fund and the S&P 500 FLEX options. On August 19, 2022, the Fund finished its first defined-outcome period with minimal tracking difference compared to its pre-determined outcome based on the performance of the S&P 500® Index. The options were rolled on August 19, 2022, and the Fund is currently on track to finish its second defined-outcome period.
The Lincoln S&P 500 Ultra Buffer Fund Nov seeks to track the performance of the price return of the S&P 500® Index up to a cap and provide a buffer against losses. The fund maintained its exposure to the S&P 500® Index throughout the year with usage of the LVIP SSGA S&P 500 Index Fund and the S&P 500 FLEX options. On November 18, 2022, the Fund finished its first defined-outcome period with minimal tracking difference compared to its pre-determined outcome based on the performance of the S&P 500® Index. The options were rolled on November 18, 2022, and the Fund is currently on track to finish its second defined-outcome period.
Each Fund holds approximately 50% of its assets in CBOE listed FLEX options on the S&P 500® Index. These FLEX options provide approximately 50% of the long exposure to the S&P 500® Index. The buffer is structured with a long FLEX put option and short FLEX put option at different strikes. The options in the buffer are used to reduce the risk of the Fund and are designed to provide a 22% reduction in losses if the market goes down. The cap is structured using a short FLEX call option, and the short call is used to offset the cost of the buffer. The effect of selling the short call is that the Fund does not participate in any market gains beyond the strike of the call.
The Funds outperformed relative to their benchmark. The Funds had lower realized volatility and better maximum drawdown. The outperformance can be attributed to the downside buffer options that protect the funds from the S& P 500 pull back during the year.
The Libor transition does not impact the value of the Funds' holdings.
Portfolio Managers:
Milliman Financial Risk Management LLC:	Robert T. Cummings Jordan B. Rosenfeld
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

Lincoln S&P 500 Ultra Buffer Funds–4

Lincoln S&P 500 Ultra Buffer Funds
2022 Annual Report Commentary (unaudited) (continued)
Lincoln S&P 500 Ultra Buffer Fund Feb
Growth of $10,000 invested 2/18/22 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in Lincoln S&P 500 Ultra Buffer Fund Feb shares on 2/18/22 (commencement of operations). As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,874 for the Standard Class shares and to $9,844 for the Service Class shares. For comparison, look at how the S&P 500 Price Return Index did from 2/18/22 through 12/31/22. The same $10,000 investment would have decreased to $8,765. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Total returns on investment	Ended 12/31/22
Standard Class Shares
Inception (2/18/22)	- 1.26%
Service Class Shares
Inception (2/18/22)	- 1.56%
Lincoln S&P 500 Ultra Buffer Fund May
Growth of $10,000 invested 5/21/21 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in Lincoln S&P 500 Ultra Buffer Fund May shares on 5/21/21 (commencement of operations). As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,086 for the Standard Class shares and to $10,028 for the Service Class shares. For comparison, look at how the S&P 500 Price Return Index did over the same period. The same $10,000 investment would have decreased to $9,232. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 2.73%
Inception (5/21/21)	+ 0.53%
Service Class Shares
One Year	- 3.06%
Inception (5/21/21)	+ 0.17%

Lincoln S&P 500 Ultra Buffer Funds–5

Lincoln S&P 500 Ultra Buffer Funds
2022 Annual Report Commentary (unaudited) (continued)
Lincoln S&P 500 Ultra Buffer Fund Aug
Growth of $10,000 invested 8/20/21 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in Lincoln S&P 500 Ultra Buffer Fund Aug shares on 8/20/21 (commencement of operations). As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,673 for the Standard Class shares and to $9,627 for the Service Class shares. For comparison, look at how the S&P 500 Price Return Index did over the same period. The same $10,000 investment would have decreased to $8,715. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 5.30%
Inception (8/20/21)	- 2.40%
Service Class Shares
One Year	- 5.63%
Inception (8/20/21)	- 2.74%
Lincoln S&P 500 Ultra Buffer Fund Nov
Growth of $10,000 invested 11/19/21 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in Lincoln S&P 500 Ultra Buffer Fund Nov shares on 11/19/21 (commencement of operations). As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,914 for the Standard Class shares and to $9,876 for the Service Class shares. For comparison, look at how the S&P 500 Price Return Index did over the same period. The same $10,000 investment would have decreased to $8,161. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 1.41%
Inception (11/19/21)	- 0.77%
Service Class Shares
One Year	- 1.75%
Inception (11/19/21)	- 1.11%
1.The S&P 500® Price Return Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks excluding dividends.

Lincoln S&P 500 Ultra Buffer Funds–6

Lincoln S&P 500 Buffer Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers and reimbursements in effect.
Lincoln S&P 500 Buffer Fund Feb
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,041.80	0.58%	$2.98
Service Class Shares	1,000.00	1,040.10	0.93%	4.78
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.20	0.58%	$2.96
Service Class Shares	1,000.00	1,020.50	0.93%	4.74
Lincoln S&P 500 Buffer Fund May
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,024.30	0.58%	$2.96
Service Class Shares	1,000.00	1,022.50	0.93%	4.74
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.20	0.58%	$2.96
Service Class Shares	1,000.00	1,020.50	0.93%	4.74

Lincoln S&P 500 Buffer Funds–7

Lincoln S&P 500 Buffer Fund
Disclosure
OF FUND EXPENSES (unaudited) (continued)
Lincoln S&P 500 Buffer Fund Aug
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$998.80	0.58%	$2.92
Service Class Shares	1,000.00	997.00	0.93%	4.68
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.00	0.58%	$2.96
Service Class Shares	1,000.00	1,020.50	0.93%	4.74
Lincoln S&P 500 Buffer Fund Nov
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,050.90	0.58%	$3.00
Service Class Shares	1,000.00	1,049.10	0.93%	4.80
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.50	0.58%	$2.96
Service Class Shares	1,000.00	1,020.50	0.93%	4.74
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
Lincoln S&P 500 Buffer Funds–8

Lincoln S&P 500 Ultra Buffer Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
Lincoln S&P 500 Ultra Buffer Fund Feb
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,031.40	0.58%	$2.97
Service Class Shares	1,000.00	1,029.60	0.93%	4.76
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.40	0.58%	$2.96
Service Class Shares	1,000.00	1,020.50	0.93%	4.74
Lincoln S&P 500 Ultra Buffer Fund May
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,024.00	0.58%	$2.96
Service Class Shares	1,000.00	1,022.20	0.93%	4.74
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.30	0.58%	$2.96
Service Class Shares	1,000.00	1,020.50	0.93%	4.74
Lincoln S&P 500 Ultra Buffer Fund Aug
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$984.60	0.58%	$2.90
Service Class Shares	1,000.00	982.90	0.93%	4.65
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.40	0.58%	$2.96
Service Class Shares	1,000.00	1,020.50	0.93%	4.74
Lincoln S&P 500 Ultra Buffer Fund Nov
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,043.40	0.58%	$2.99
Service Class Shares	1,000.00	1,041.60	0.93%	4.79
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.30	0.58%	$2.96
Service Class Shares	1,000.00	1,020.50	0.93%	4.74

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

Lincoln S&P 500 Buffer Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Lincoln S&P 500 Buffer Fund Feb
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	44.39%
Investment Company	44.39%
Equity Fund	44.39%
Unaffiliated Investments	57.47%
Investment Company	3.11%
Money Market Fund	3.11%
Options Purchased	54.36%
Centrally Cleared	54.36%
Call Options Purchased	43.04%
Put Option Purchased	11.32%
Total Investments	101.86%
Options Written	(2.46%)
Centrally Cleared	(2.46%)
Call Options Written	0.00%
Put Option Written	(2.46%)
Receivables and Other Assets Net of Liabilities	0.60%
Total Net Assets	100.00%
Lincoln S&P 500 Buffer Fund May
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	48.90%
Investment Company	48.90%
Equity Fund	48.90%
Unaffiliated Investments	54.32%
Investment Company	1.83%
Money Market Fund	1.83%
Options Purchased	52.49%
Centrally Cleared	52.49%
Call Options Purchased	47.04%
Put Option Purchased	5.45%
Total Investments	103.22%
Options Written	(2.16%)
Centrally Cleared	(2.16%)
Call Options Written	(0.28%)
Put Option Written	(1.88%)
Liabilities Net of Receivables and Other Assets	(1.06%)
Total Net Assets	100.00%
Lincoln S&P 500 Buffer Fund Aug
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	46.87%
Investment Company	46.87%
Equity Fund	46.87%
Unaffiliated Investments	59.29%
Investment Company	3.04%
Money Market Fund	3.04%
Options Purchased	56.25%
Centrally Cleared	56.25%
Call Options Purchased	45.78%
Put Option Purchased	10.47%
Total Investments	106.16%
Options Written	(5.07%)
Centrally Cleared	(5.07%)
Call Options Written	(0.18%)
Put Option Written	(4.89%)
Liabilities Net of Receivables and Other Assets	(1.09%)
Total Net Assets	100.00%
Lincoln S&P 500 Buffer Fund Nov
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	48.00%
Investment Company	48.00%
Equity Fund	48.00%
Unaffiliated Investments	58.47%
Investment Company	3.24%
Money Market Fund	3.24%
Options Purchased	55.23%
Centrally Cleared	55.23%
Call Options Purchased	47.01%
Put Option Purchased	8.22%
Total Investments	106.47%
Options Written	(5.12%)
Centrally Cleared	(5.12%)
Call Options Written	(0.87%)
Put Option Written	(4.25%)
Liabilities Net of Receivables and Other Assets	(1.35%)
Total Net Assets	100.00%

Lincoln S&P 500 Buffer Funds–10

Lincoln S&P 500 Ultra Buffer Funds
Security Type/Sector Allocations (unaudited) (continued)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Lincoln S&P 500 Ultra Buffer Fund Feb
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	44.62%
Investment Company	44.62%
Equity Fund	44.62%
Unaffiliated Investments	57.72%
Investment Company	2.98%
Money Market Fund	2.98%
Options Purchased	54.74%
Centrally Cleared	54.74%
Call Options Purchased	43.22%
Put Option Purchased	11.52%
Total Investments	102.34%
Options Written	(0.31%)
Centrally Cleared	(0.31%)
Call Options Written	(0.01%)
Put Option Written	(0.30%)
Liabilities Net of Receivables and Other Assets	(2.03%)
Total Net Assets	100.00%
Lincoln S&P 500 Ultra Buffer Fund May
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	48.38%
Investment Company	48.38%
Equity Fund	48.38%
Unaffiliated Investments	54.06%
Investment Company	1.65%
Money Market Fund	1.65%
Options Purchased	52.41%
Centrally Cleared	52.41%
Call Options Purchased	46.97%
Put Option Purchased	5.44%
Total Investments	102.44%
Options Written	(1.66%)
Centrally Cleared	(1.66%)
Call Options Written	(0.98%)
Put Option Written	(0.68%)
Liabilities Net of Receivables and Other Assets	(0.78%)
Total Net Assets	100.00%
Lincoln S&P 500 Ultra Buffer Fund Aug
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	45.81%
Investment Company	45.81%
Equity Fund	45.81%
Unaffiliated Investments	57.54%
Investment Company	2.35%
Money Market Fund	2.35%
Options Purchased	55.19%
Centrally Cleared	55.19%
Call Options Purchased	44.91%
Put Option Purchased	10.28%
Total Investments	103.35%
Options Written	(2.71%)
Centrally Cleared	(2.71%)
Call Options Written	(0.47%)
Put Option Written	(2.24%)
Liabilities Net of Receivables and Other Assets	(0.64%)
Total Net Assets	100.00%
Lincoln S&P 500 Ultra Buffer Fund Nov
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	48.22%
Investment Company	48.22%
Equity Fund	48.22%
Unaffiliated Investments	57.25%
Investment Company	1.75%
Money Market Fund	1.75%
Options Purchased	55.50%
Centrally Cleared	55.50%
Call Options Purchased	47.23%
Put Option Purchased	8.27%
Total Investments	105.47%
Options Written	(4.27%)
Centrally Cleared	(4.27%)
Call Options Written	(2.01%)
Put Option Written	(2.26%)
Liabilities Net of Receivables and Other Assets	(1.20%)
Total Net Assets	100.00%

Lincoln S&P 500 Buffer Funds–11

Lincoln S&P 500 Buffer Fund Feb
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–44.39%
INVESTMENT COMPANY–44.39%
Equity Fund–44.39%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA S&P 500 Index Fund	70,371	$ 1,537,543
Total Affiliated Investment (Cost $1,819,973)		1,537,543
UNAFFILIATED INVESTMENTS–57.47%
INVESTMENT COMPANY–3.11%
Money Market Fund–3.11%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	107,905	107,905
Total Investment Company (Cost $107,905)		107,905

	Number of Contracts	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)OPTIONS PURCHASED–54.36%
CENTRALLY CLEARED–54.36%
Call Options–43.04%
S&P 500 Mini Index Strike price $10.88, expiration date 2/17/23, notional amount $43,520	40	$ 1,491,027
Put Options–11.32%
S&P 500 Mini Index Strike price $434.91, expiration date 2/17/23, notional amount $3,479,280	80	391,977
Total Options Purchased (Cost $1,934,475)		1,883,004
Total Unaffiliated Investments (Cost $2,042,380)		1,990,909

TOTAL INVESTMENTS–101.86% (Cost $3,862,353)	3,528,452

	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN–(2.46)%
CENTRALLY CLEARED–(2.46)%
Call Options–(0.00)%
S&P 500 Mini Index Strike price $492.30, expiration date 2/17/23, notional amount $(3,938,400)	(80)	(81)
Put Options–(2.46)%
S&P 500 Mini Index Strike price $382.71, expiration date 2/17/23, notional amount $(3,061,680)	(80)	(85,127)
Total Options Written (Premiums received $(224,958))		(85,208)
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.60%		20,938
NET ASSETS APPLICABLE TO 380,937 SHARES OUTSTANDING–100.00%		$3,464,182

✧✧ Standard Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–12

Lincoln S&P 500 Buffer Fund May
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–48.90%
INVESTMENT COMPANY–48.90%
Equity Fund–48.90%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA S&P 500 Index Fund	74,486	$ 1,627,436
Total Affiliated Investment (Cost $1,913,754)		1,627,436
UNAFFILIATED INVESTMENTS–54.32%
INVESTMENT COMPANY–1.83%
Money Market Fund–1.83%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	60,918	60,918
Total Investment Company (Cost $60,918)		60,918

	Number of Contracts	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)OPTIONS PURCHASED–52.49%
CENTRALLY CLEARED–52.49%
Call Options–47.04%
S&P 500 Mini Index Strike price $9.77, expiration date 5/19/23, notional amount $41,034	42	$ 1,565,637
Put Options–5.45%
S&P 500 Mini Index Strike price $390.15, expiration date 5/19/23, notional amount $3,277,260	84	181,448
Total Options Purchased (Cost $1,862,357)		1,747,085
Total Unaffiliated Investments (Cost $1,923,275)		1,808,003

TOTAL INVESTMENTS–103.22% (Cost $3,837,029)	3,435,439

	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN–(2.16)%
CENTRALLY CLEARED–(2.16)%
Call Options–(0.28)%
S&P 500 Mini Index Strike price $459.80, expiration date 5/19/23, notional amount $(3,862,320)	(84)	(9,114)
Put Options–(1.88)%
S&P 500 Mini Index Strike price $343.32, expiration date 5/19/23, notional amount $(2,883,888)	(84)	(62,693)
Total Options Written (Premiums received $(254,158))		(71,807)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.06%)		(35,348)
NET ASSETS APPLICABLE TO 364,644 SHARES OUTSTANDING–100.00%		$3,328,284

✧✧ Standard Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–13

Lincoln S&P 500 Buffer Fund Aug
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–46.87%
INVESTMENT COMPANY–46.87%
Equity Fund–46.87%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA S&P 500 Index Fund	69,582	$ 1,520,304
Total Affiliated Investment (Cost $1,860,792)		1,520,304
UNAFFILIATED INVESTMENTS–59.29%
INVESTMENT COMPANY–3.04%
Money Market Fund–3.04%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	98,791	98,791
Total Investment Company (Cost $98,791)		98,791

	Number of Contracts	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)OPTIONS PURCHASED–56.25%
CENTRALLY CLEARED–56.25%
Call Options–45.78%
S&P 500 Mini Index Strike price $10.58, expiration date 8/18/23, notional amount $42,320	40	$ 1,485,015
Put Options–10.47%
S&P 500 Mini Index Strike price $422.85, expiration date 8/18/23, notional amount $3,382,800	80	339,735
Total Options Purchased (Cost $1,883,643)		1,824,750
Total Unaffiliated Investments (Cost $1,982,434)		1,923,541

TOTAL INVESTMENTS–106.16% (Cost $3,843,226)	3,443,845

	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN–(5.07)%
CENTRALLY CLEARED–(5.07)%
Call Options–(0.18)%
S&P 500 Mini Index Strike price $499.16, expiration date 8/18/23, notional amount $(3,993,280)	(80)	(5,899)
Put Options–(4.89)%
S&P 500 Mini Index Strike price $372.10, expiration date 8/18/23, notional amount $(2,976,800)	(80)	(158,480)
Total Options Written (Premiums received $(216,884))		(164,379)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.09%)		(35,339)
NET ASSETS APPLICABLE TO 366,190 SHARES OUTSTANDING–100.00%		$3,244,127

✧✧ Standard Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–14

Lincoln S&P 500 Buffer Fund Nov
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–48.00%
INVESTMENT COMPANY–48.00%
Equity Fund–48.00%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA S&P 500 Index Fund	71,121	$ 1,553,924
Total Affiliated Investment (Cost $1,917,968)		1,553,924
UNAFFILIATED INVESTMENTS–58.47%
INVESTMENT COMPANY–3.24%
Money Market Fund–3.24%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	104,863	104,863
Total Investment Company (Cost $104,863)		104,863

	Number of Contracts	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)OPTIONS PURCHASED–55.23%
CENTRALLY CLEARED–55.23%
Call Options–47.01%
S&P 500 Mini Index Strike price $9.93, expiration date 11/17/23, notional amount $40,713	41	$ 1,521,898
Put Options–8.22%
S&P 500 Mini Index Strike price $396.56, expiration date 11/17/23, notional amount $3,251,792	82	266,328
Total Options Purchased (Cost $1,814,101)		1,788,226
Total Unaffiliated Investments (Cost $1,918,964)		1,893,089

TOTAL INVESTMENTS–106.47% (Cost $3,836,932)	3,447,013

	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN–(5.12)%
CENTRALLY CLEARED–(5.12)%
Call Options–(0.87)%
S&P 500 Mini Index Strike price $483.47, expiration date 11/17/23, notional amount $(3,964,454)	(82)	(28,157)
Put Options–(4.25)%
S&P 500 Mini Index Strike price $348.96, expiration date 11/17/23, notional amount $(2,861,472)	(82)	(137,544)
Total Options Written (Premiums received $(204,113))		(165,701)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.35%)		(43,671)
NET ASSETS APPLICABLE TO 370,187 SHARES OUTSTANDING–100.00%		$3,237,641

✧✧ Standard Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–15

Lincoln S&P 500 Ultra Buffer Fund Feb
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–44.62%
INVESTMENT COMPANY–44.62%
Equity Fund–44.62%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA S&P 500 Index Fund	63,336	$ 1,383,836
Total Affiliated Investment (Cost $1,649,046)		1,383,836
UNAFFILIATED INVESTMENTS–57.72%
INVESTMENT COMPANY–2.98%
Money Market Fund–2.98%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	92,309	92,309
Total Investment Company (Cost $92,309)		92,309

	Number of Contracts	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)OPTIONS PURCHASED–54.74%
CENTRALLY CLEARED–54.74%
Call Options–43.22%
S&P 500 Mini Index Strike price $10.87, expiration date 2/17/23, notional amount $39,132	36	$ 1,340,388
Put Options–11.52%
S&P 500 Mini Index Strike price $434.90, expiration date 2/17/23, notional amount $3,131,280	72	357,264
Total Options Purchased (Cost $1,763,743)		1,697,652
Total Unaffiliated Investments (Cost $1,856,052)		1,789,961

TOTAL INVESTMENTS–102.34% (Cost $3,505,098)	3,173,797

	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN–(0.31)%
CENTRALLY CLEARED–(0.31)%
Call Options–(0.01)%
S&P 500 Mini Index Strike price $469.47, expiration date 2/17/23, notional amount $(3,380,184)	(72)	(432)
Put Options–(0.30)%
S&P 500 Mini Index Strike price $339.22, expiration date 2/17/23, notional amount $(2,442,384)	(72)	(9,288)
Total Options Written (Premiums received $(194,332))		(9,720)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(2.03%)		(62,768)
NET ASSETS APPLICABLE TO 338,922 SHARES OUTSTANDING–100.00%		$3,101,309

✧✧ Standard Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–16

Lincoln S&P 500 Ultra Buffer Fund May
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–48.38%
INVESTMENT COMPANY–48.38%
Equity Fund–48.38%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA S&P 500 Index Fund	101,938	$ 2,227,258
Total Affiliated Investment (Cost $2,495,914)		2,227,258
UNAFFILIATED INVESTMENTS–54.06%
INVESTMENT COMPANY–1.65%
Money Market Fund–1.65%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	75,667	75,667
Total Investment Company (Cost $75,667)		75,667

	Number of Contracts	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)OPTIONS PURCHASED–52.41%
CENTRALLY CLEARED–52.41%
Call Options–46.97%
S&P 500 Mini Index Strike price $9.75, expiration date 5/19/23, notional amount $56,550	58	$ 2,162,184
Put Options–5.44%
S&P 500 Mini Index Strike price $390.14, expiration date 5/19/23, notional amount $4,525,624	116	250,519
Total Options Purchased (Cost $2,549,337)		2,412,703
Total Unaffiliated Investments (Cost $2,625,004)		2,488,370

TOTAL INVESTMENTS–102.44% (Cost $5,120,918)	4,715,628

	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN–(1.66)%
CENTRALLY CLEARED–(1.66)%
Call Options–(0.98)%
S&P 500 Mini Index Strike price $434.57, expiration date 5/19/23, notional amount $(5,041,012)	(116)	(45,135)
Put Options–(0.68)%
S&P 500 Mini Index Strike price $304.31, expiration date 5/19/23, notional amount $(3,529,996)	(116)	(31,145)
Total Options Written (Premiums received $(309,540))		(76,280)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.78%)		(36,097)
NET ASSETS APPLICABLE TO 494,916 SHARES OUTSTANDING–100.00%		$4,603,251

✧✧ Standard Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–17

Lincoln S&P 500 Ultra Buffer Fund Aug
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–45.81%
INVESTMENT COMPANY–45.81%
Equity Fund–45.81%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA S&P 500 Index Fund	121,328	$ 2,650,886
Total Affiliated Investment (Cost $2,954,876)		2,650,886
UNAFFILIATED INVESTMENTS–57.54%
INVESTMENT COMPANY–2.35%
Money Market Fund–2.35%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	135,985	135,985
Total Investment Company (Cost $135,985)		135,985

	Number of Contracts	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)OPTIONS PURCHASED–55.19%
CENTRALLY CLEARED–55.19%
Call Options–44.91%
S&P 500 Mini Index Strike price $10.57, expiration date 8/18/23, notional amount $73,990	70	$ 2,598,843
Put Options–10.28%
S&P 500 Mini Index Strike price $422.84, expiration date 8/18/23, notional amount $5,919,760	140	594,454
Total Options Purchased (Cost $3,269,426)		3,193,297
Total Unaffiliated Investments (Cost $3,405,411)		3,329,282

TOTAL INVESTMENTS–103.35% (Cost $6,360,287)	5,980,168

	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN–(2.71)%
CENTRALLY CLEARED–(2.71)%
Call Options–(0.47)%
S&P 500 Mini Index Strike price $474.63, expiration date 8/18/23, notional amount $(6,644,820)	(140)	(27,435)
Put Options–(2.24)%
S&P 500 Mini Index Strike price $329.81, expiration date 8/18/23, notional amount $(4,617,340)	(140)	(129,584)
Total Options Written (Premiums received $(300,310))		(157,019)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.64%)		(36,554)
NET ASSETS APPLICABLE TO 633,219 SHARES OUTSTANDING–100.00%		$5,786,595

✧✧ Standard Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–18

Lincoln S&P 500 Ultra Buffer Fund Nov
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–48.22%
INVESTMENT COMPANY–48.22%
Equity Fund–48.22%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA S&P 500 Index Fund	81,527	$ 1,781,276
Total Affiliated Investment (Cost $2,154,639)		1,781,276
UNAFFILIATED INVESTMENTS–57.25%
INVESTMENT COMPANY–1.75%
Money Market Fund–1.75%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	64,705	64,705
Total Investment Company (Cost $64,705)		64,705

	Number of Contracts	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)OPTIONS PURCHASED–55.50%
CENTRALLY CLEARED–55.50%
Call Options–47.23%
S&P 500 Mini Index Strike price $9.91, expiration date 11/17/23, notional amount $46,577	47	$ 1,744,705
Put Options–8.27%
S&P 500 Mini Index Strike price $396.55, expiration date 11/17/23, notional amount $3,727,570	94	305,265
Total Options Purchased (Cost $2,079,639)		2,049,970
Total Unaffiliated Investments (Cost $2,144,344)		2,114,675

TOTAL INVESTMENTS–105.47% (Cost $4,298,983)	3,895,951

	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN–(4.27)%
CENTRALLY CLEARED–(4.27)%
Call Options–(2.01)%
S&P 500 Mini Index Strike price $457.20, expiration date 11/17/23, notional amount $(4,297,680)	(94)	(74,260)
Put Options–(2.26)%
S&P 500 Mini Index Strike price $309.31, expiration date 11/17/23, notional amount $(2,907,514)	(94)	(83,438)
Total Options Written (Premiums received $(232,507))		(157,698)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.20%)		(44,190)
NET ASSETS APPLICABLE TO 427,715 SHARES OUTSTANDING–100.00%		$3,694,063

✧✧ Standard Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–19

Lincoln S&P 500 Buffer Funds
Statements of Assets and Liabilities
December 31, 2022
	Lincoln S&P 500 Buffer Fund Feb	Lincoln S&P 500 Buffer Fund May	Lincoln S&P 500 Buffer Fund Aug	Lincoln S&P 500 Buffer Fund Nov	Lincoln S&P 500 Ultra Buffer Fund Feb	Lincoln S&P 500 Ultra Buffer Fund May	Lincoln S&P 500 Ultra Buffer Fund Aug	Lincoln S&P 500 Ultra Buffer Fund Nov
ASSETS:
Unaffiliated investments, at value	$1,990,909	$1,808,003	$1,923,541	$1,893,089	$1,789,961	$2,488,370	$3,329,282	$2,114,675
Affiliated investments, at value	1,537,543	1,627,436	1,520,304	1,553,924	1,383,836	2,227,258	2,650,886	1,781,276
Receivable for fund shares sold	57,208	—	—	—	57,169	—	—	—
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	3,341	4,350	4,164	889	4,089	4,395	4,340	769
Dividends and interest receivable	187	202	353	215	306	254	486	54
Prepaid expenses	12	13	11	12	12	15	11	16
Receivable for securities sold	—	—	—	—	259	—	—	—
TOTAL ASSETS	3,589,200	3,440,004	3,448,373	3,448,129	3,235,632	4,720,292	5,985,005	3,896,790
LIABILITIES:
Options written, at value	85,208	71,807	164,379	165,701	9,720	76,280	157,019	157,698
Payable for audit fee	27,340	27,340	27,340	27,340	27,340	27,340	27,340	27,340
Payable for fund accounting fee	9,172	9,161	9,161	9,230	9,172	9,161	9,161	9,249
Due to manager and affiliates	2,342	2,311	2,156	2,957	2,085	3,178	3,718	3,274
Other accrued expenses payable	803	940	1,042	5,086	941	1,038	1,074	5,120
Payable for fund shares redeemed	153	161	168	174	24	44	98	46
Payable for securities purchased	—	—	—	—	85,041	—	—	—
TOTAL LIABILITIES	125,018	111,720	204,246	210,488	134,323	117,041	198,410	202,727
TOTAL NET ASSETS	$3,464,182	$3,328,284	$3,244,127	$3,237,641	$3,101,309	$4,603,251	$5,786,595	$3,694,063
Unaffiliated investments, at cost	$2,042,380	$1,923,275	$1,982,434	$1,918,964	$1,856,052	$2,625,004	$3,405,411	$2,144,344
Affiliated investments, at cost	1,819,973	1,913,754	1,860,792	1,917,968	1,649,046	2,495,914	2,954,876	2,154,639
Options written, premiums received	(224,958)	(254,158)	(216,884)	(204,113)	(194,332)	(309,540)	(300,310)	(232,507)
Standard Class:
Net Assets	$ 9,648	$ 10,016	$ 9,469	$ 9,461	$ 9,873	$ 10,085	$ 9,673	$ 9,913
Shares Outstanding	1,060	1,097	1,065	1,078	1,078	1,083	1,057	1,143
Net Asset Value Per Share	$ 9.100[1]	$ 9.133[1]	$ 8.892[1]	$ 8.776[1]	$ 9.155[1]	$ 9.315[1]	$ 9.155[1]	$ 8.671[1]
Service Class:
Net Assets	$3,454,534	$3,318,268	$3,234,658	$3,228,180	$3,091,436	$4,593,166	$5,776,922	$3,684,150
Shares Outstanding	379,877	363,547	365,125	369,109	337,844	493,833	632,162	426,572
Net Asset Value Per Share	$ 9.094	$ 9.127	$ 8.859	$ 8.746	$ 9.150	$ 9.301	$ 9.138	$ 8.637
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$3,726,065	$3,627,275	$3,574,225	$3,592,585	$3,337,513	$4,860,821	$6,063,833	$4,161,213
Distributable earnings/(accumulated loss)	(261,883)	(298,991)	(330,098)	(354,944)	(236,204)	(257,570)	(277,238)	(467,150)
TOTAL NET ASSETS	$3,464,182	$3,328,284	$3,244,127	$3,237,641	$3,101,309	$4,603,251	$5,786,595	$3,694,063

[1]	Net Asset Value Per Share does not recalculate exactly, due to rounding.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–20

Lincoln S&P 500 Buffer Funds
Statements of Operations
Year Ended December 31, 2022
	Lincoln S&P 500 Buffer Fund Feb	Lincoln S&P 500 Buffer Fund May	Lincoln S&P 500 Buffer Fund Aug	Lincoln S&P 500 Buffer Fund Nov	Lincoln S&P 500 Ultra Buffer Fund Feb	Lincoln S&P 500 Ultra Buffer Fund May	Lincoln S&P 500 Ultra Buffer Fund Aug	Lincoln S&P 500 Ultra Buffer Fund Nov
	2/18/22 *				2/18/22 *
	to 12/31/22				to 12/31/22
INVESTMENT INCOME:
Dividends from affiliated investments	$ 22,713	$ 24,041	$ 21,344	$ 21,836	$ 19,883	$ 32,902	$ 35,825	$ 25,196
Dividends from unaffiliated investments	919	1,173	1,602	1,347	1,161	1,489	1,662	1,351
	23,632	25,214	22,946	23,183	21,044	34,391	37,487	26,547
EXPENSES:
Accounting and administration expenses	37,893	43,727	43,713	45,334	36,889	43,733	43,702	45,450
Professional fees	33,615	34,379	34,796	34,683	33,502	33,963	33,688	36,271
Management fees	12,690	15,993	15,006	15,487	12,358	16,959	15,445	19,246
Distribution fees-Service Class	8,046	10,142	9,515	9,822	7,835	10,757	9,794	12,213
Reports and statements to shareholders	4,770	4,924	4,640	5,032	4,749	4,907	4,331	5,413
Index fees	3,126	4,346	4,547	4,508	3,144	4,140	4,018	5,270
Pricing fees	1,037	1,131	1,131	738	1,038	1,131	1,131	738
Custodian fees	686	534	374	—	622	343	164	—
Shareholder servicing fees	669	843	791	817	652	894	815	1,015
Trustees’ fees and expenses	70	93	87	4	69	93	81	5
Consulting fees	2	2,655	2,655	—	2	2,656	2,656	—
Other	2,618	3,049	3,151	3,410	2,614	3,020	3,077	3,543
	105,222	121,816	120,406	119,835	103,474	122,596	118,902	129,164
Less:
Management fees waived	(2,769)	(3,489)	(3,274)	(3,379)	(2,696)	(3,700)	(3,370)	(4,199)
Expenses reimbursed	(81,025)	(91,320)	(91,792)	(90,303)	(79,911)	(90,255)	(89,450)	(92,456)
Total operating expenses	21,428	27,007	25,340	26,153	20,867	28,641	26,082	32,509
NET INVESTMENT INCOME (LOSS)	2,204	(1,793)	(2,394)	(2,970)	177	5,750	11,405	(5,962)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(11,192)	(21,431)	(914)	(32,561)	1,535	(10,536)	2,766	(105,887)
Sale of unaffiliated investments	—	(17)	—	—	—	(17)	—	—
Distributions from affiliated investment companies	138,437	146,895	118,937	127,793	120,301	142,645	108,061	156,749
Options purchased	(11,707)	(108,003)	(124,318)	18,177	—	(101,189)	(106,933)	31,767
Options written	(1,370)	147,277	169,248	98,766	—	144,153	143,099	225,971
Net realized gain	114,168	164,721	162,953	212,175	121,836	175,056	146,993	308,600
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(282,430)	(417,432)	(402,907)	(366,161)	(265,210)	(396,683)	(357,873)	(376,939)
Options purchased	(51,471)	(157,836)	(74,431)	(20,994)	(66,091)	(177,656)	(90,192)	(24,563)
Options written	139,750	229,597	58,492	26,584	184,612	352,846	189,315	73,473
Lincoln S&P 500 Buffer Funds–21

Lincoln S&P 500 Buffer Funds
Statements of Operations (continued)

	Lincoln S&P 500 Buffer Fund Feb	Lincoln S&P 500 Buffer Fund May	Lincoln S&P 500 Buffer Fund Aug	Lincoln S&P 500 Buffer Fund Nov	Lincoln S&P 500 Ultra Buffer Fund Feb	Lincoln S&P 500 Ultra Buffer Fund May	Lincoln S&P 500 Ultra Buffer Fund Aug	Lincoln S&P 500 Ultra Buffer Fund Nov
	2/18/22 *				2/18/22 *
	to 12/31/22				to 12/31/22
Net change in unrealized appreciation (depreciation)	(194,151)	(345,671)	(418,846)	(360,571)	(146,689)	(221,493)	(258,750)	(328,029)
NET REALIZED AND UNREALIZED LOSS	(79,983)	(180,950)	(255,893)	(148,396)	(24,853)	(46,437)	(111,757)	(19,429)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (77,779)	$(182,743)	$(258,287)	$(151,366)	$ (24,676)	$ (40,687)	$(100,352)	$ (25,391)

*	Date of commencement of operations.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–22

Lincoln S&P 500 Buffer Funds
Statements of Changes in Net Assets
	Lincoln S&P 500 Buffer Fund Feb	Lincoln S&P 500 Buffer Fund May		Lincoln S&P 500 Buffer Fund Aug		Lincoln S&P 500 Buffer Fund Nov
	2/18/22 * to	Year Ended	5/21/21 * to	Year Ended	8/20/21 * to	Year Ended	11/19/21 * to
	12/31/22	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 2,204	$ (1,793)	$ 2,227	$ (2,394)	$ 7,009	$ (2,970)	$ 10,784
Net realized gain	114,168	164,721	18,796	162,953	18,150	212,175	2,247
Net change in unrealized appreciation (depreciation)	(194,151)	(345,671)	126,432	(418,846)	71,971	(360,571)	9,064
Net increase (decrease) in net assets resulting from operations	(77,779)	(182,743)	147,455	(258,287)	97,130	(151,366)	22,095
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(544)	(786)	(115)	(471)	(118)	(622)	(64)
Service Class	(183,926)	(247,914)	(22,749)	(147,428)	(27,132)	(212,360)	(13,556)
	(184,470)	(248,700)	(22,864)	(147,899)	(27,250)	(212,982)	(13,620)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	9,999	—	10,000	—	10,000	—	10,000
Service Class	3,875,401	1,362,970	2,456,086	970,599	2,577,285	1,476,014	2,266,869
Reinvestment of dividends and distributions:
Standard Class	544	786	115	471	118	622	64
Service Class	183,926	247,914	22,749	147,428	27,132	212,360	13,556
	4,069,870	1,611,670	2,488,950	1,118,498	2,614,535	1,688,996	2,290,489
Cost of shares redeemed:
Service Class	(343,439)	(444,858)	(20,626)	(151,916)	(684)	(385,945)	(26)
	(343,439)	(444,858)	(20,626)	(151,916)	(684)	(385,945)	(26)
Increase in net assets derived from capital share transactions	3,726,431	1,166,812	2,468,324	966,582	2,613,851	1,303,051	2,290,463
NET INCREASE IN NET ASSETS	3,464,182	735,369	2,592,915	560,396	2,683,731	938,703	2,298,938
NET ASSETS:
Beginning of period	—	2,592,915	—	2,683,731	—	2,298,938	—
End of period	$3,464,182	$3,328,284	$2,592,915	$3,244,127	$2,683,731	$3,237,641	$2,298,938

*	Date of commencement of operations.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–23

Lincoln S&P 500 Buffer Funds
Statements of Changes in Net Assets (continued)
	Lincoln S&P 500 Ultra Buffer Fund Feb	Lincoln S&P 500 Ultra Buffer Fund May		Lincoln S&P 500 Ultra Buffer Fund Aug		Lincoln S&P 500 Ultra Buffer Fund Nov
	2/18/22 * to	Year Ended	5/21/21 * to	Year Ended	8/20/21 * to	Year Ended	11/19/21 * to
	12/31/22	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 177	$ 5,750	$ 2,110	$ 11,405	$ 6,108	$ (5,962)	$ 10,778
Net realized gain	121,836	175,056	18,702	146,993	17,281	308,600	2,248
Net change in unrealized appreciation (depreciation)	(146,689)	(221,493)	49,464	(258,750)	21,922	(328,029)	(194)
Net increase (decrease) in net assets resulting from operations	(24,676)	(40,687)	70,276	(100,352)	45,311	(25,391)	12,832
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(717)	(665)	(119)	(404)	(125)	(1,182)	(62)
Service Class	(213,062)	(267,633)	(22,513)	(199,066)	(25,209)	(440,706)	(13,572)
	(213,779)	(268,298)	(22,632)	(199,470)	(25,334)	(441,888)	(13,634)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	10,000	—	10,000	—	10,000	—	10,000
Service Class	3,179,564	2,715,772	2,326,999	3,597,963	2,240,000	2,373,011	2,339,679
Reinvestment of dividends and distributions:
Standard Class	717	665	119	404	125	1,182	62
Service Class	213,062	267,633	22,513	199,066	25,209	440,706	13,572
	3,403,343	2,984,070	2,359,631	3,797,433	2,275,334	2,814,899	2,363,313
Cost of shares redeemed:
Service Class	(63,579)	(458,643)	(20,466)	(6,327)	—	(1,016,068)	—
	(63,579)	(458,643)	(20,466)	(6,327)	—	(1,016,068)	—
Increase in net assets derived from capital share transactions	3,339,764	2,525,427	2,339,165	3,791,106	2,275,334	1,798,831	2,363,313
NET INCREASE IN NET ASSETS	3,101,309	2,216,442	2,386,809	3,491,284	2,295,311	1,331,552	2,362,511
NET ASSETS:
Beginning of period	—	2,386,809	—	2,295,311	—	2,362,511	—
End of period	$3,101,309	$4,603,251	$2,386,809	$5,786,595	$2,295,311	$ 3,694,063	$2,362,511

*	Date of commencement of operations.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–24

Lincoln S&P 500 Buffer Fund Feb
Financial Highlights
Selected data for each share of the Fund outstanding throughout the period were as follows:
	Lincoln S&P 500 Buffer Fund Feb
	Standard Class 2/18/22[1] to 12/31/22	Service Class 2/18/22[1] to 12/31/22

Net asset value, beginning of period	$ 10.000	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.038	0.008
Net realized and unrealized gain (loss)	(0.394)	(0.393)
Total from investment operations	(0.356)	(0.385)
Less dividends and distributions from:
Net investment income	(0.080)	(0.057)
Net realized gain	(0.464)	(0.464)
Total dividends and distributions	(0.544)	(0.521)
Net asset value, end of period	$ 9.100	$ 9.094
Total return[3]	(3.53%)	(3.82%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 10	$ 3,455
Ratio of expenses to average net assets[4]	0.58%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	4.21%	4.56%
Ratio of net investment income to average net assets	0.45%	0.10%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(3.18%)	(3.53%)
Portfolio turnover	6%	6%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–25

Lincoln S&P 500 Buffer Fund May
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln S&P 500 Buffer Fund May Standard Class
	Year Ended 12/31/22	5/21/21 [1] to 12/31/21

Net asset value, beginning of period	$ 10.603	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.030	0.032
Net realized and unrealized gain (loss)	(0.737)	0.686
Total from investment operations	(0.707)	0.718
Less dividends and distributions from:
Net investment income	(0.048)	(0.115)
Net realized gain	(0.715)	—
Total dividends and distributions	(0.763)	(0.115)
Net asset value, end of period	$ 9.133	$ 10.603
Total return[3]	(6.55%)	7.18%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 10	$ 11
Ratio of expenses to average net assets[4]	0.58%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	3.84%	5.54%
Ratio of net investment income (loss) to average net assets	0.28%	0.50%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(2.98%)	(4.46%)
Portfolio turnover	11%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–26

Lincoln S&P 500 Buffer Fund May
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln S&P 500 Buffer Fund May Service Class
	Year Ended 12/31/22	5/21/21 [1] to 12/31/21

Net asset value, beginning of period	$ 10.602	$ 10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.006)	0.010
Net realized and unrealized gain (loss)	(0.735)	0.686
Total from investment operations	(0.741)	0.696
Less dividends and distributions from:
Net investment income	(0.019)	(0.094)
Net realized gain	(0.715)	—
Total dividends and distributions	(0.734)	(0.094)
Net asset value, end of period	$ 9.127	$ 10.602
Total return[3]	(6.88%)	6.96%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 3,318	$ 2,582
Ratio of expenses to average net assets[4]	0.93%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	4.19%	5.89%
Ratio of net investment income (loss) to average net assets	(0.07%)	0.15%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(3.33%)	(4.81%)
Portfolio turnover	11%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–27

Lincoln S&P 500 Buffer Fund Aug
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln S&P 500 Buffer Fund Aug Standard Class
	Year Ended 12/31/22	8/20/21 [1] to 12/31/21

Net asset value, beginning of period	$ 10.278	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.027	0.043
Net realized and unrealized gain (loss)	(0.953)	0.353
Total from investment operations	(0.926)	0.396
Less dividends and distributions from:
Net investment income	—	(0.118)
Net realized gain	(0.460)	—
Total dividends and distributions	(0.460)	(0.118)
Net asset value, end of period	$ 8.892	$ 10.278
Total return[3]	(8.93%)	3.96%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 9	$ 10
Ratio of expenses to average net assets[4]	0.58%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	4.06%	5.87%
Ratio of net investment income (loss) to average net assets	0.26%	1.12%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(3.22%)	(4.17%)
Portfolio turnover	3%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–28

Lincoln S&P 500 Buffer Fund Aug
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln S&P 500 Buffer Fund Aug Service Class
	Year Ended 12/31/22	8/20/21 [1] to 12/31/21

Net asset value, beginning of period	$ 10.277	$ 10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.008)	0.029
Net realized and unrealized gain (loss)	(0.950)	0.353
Total from investment operations	(0.958)	0.382
Less dividends and distributions from:
Net investment income	—	(0.105)
Net realized gain	(0.460)	—
Total dividends and distributions	(0.460)	(0.105)
Net asset value, end of period	$ 8.859	$ 10.277
Total return[3]	(9.24%)	3.82%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 3,235	$ 2,673
Ratio of expenses to average net assets[4]	0.93%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	4.41%	6.22%
Ratio of net investment income (loss) to average net assets	(0.09%)	0.77%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(3.57%)	(4.52%)
Portfolio turnover	3%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–29

Lincoln S&P 500 Buffer Fund Nov
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln S&P 500 Buffer Fund Nov Standard Class
	Year Ended 12/31/22	11/19/21 [1] to 12/31/21

Net asset value, beginning of period	$ 10.037	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.023	0.053
Net realized and unrealized gain (loss)	(0.669)	0.048
Total from investment operations	(0.646)	0.101
Less dividends and distributions from:
Net investment income	—	(0.064)
Net realized gain	(0.615)	—
Total dividends and distributions	(0.615)	(0.064)
Net asset value, end of period	$ 8.776	$ 10.037
Total return[3]	(6.34%)	1.01%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 9	$ 10
Ratio of expenses to average net assets[4]	0.58%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	3.91%	12.43%
Ratio of net investment income (loss) to average net assets	0.25%	4.36%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(3.08%)	(7.47%)
Portfolio turnover	9%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–30

Lincoln S&P 500 Buffer Fund Nov
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln S&P 500 Buffer Fund Nov Service Class
	Year Ended 12/31/22	11/19/21 [1] to 12/31/21

Net asset value, beginning of period	$ 10.037	$ 10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.010)	0.050
Net realized and unrealized gain (loss)	(0.666)	0.047
Total from investment operations	(0.676)	0.097
Less dividends and distributions from:
Net investment income	—	(0.060)
Net realized gain	(0.615)	—
Total dividends and distributions	(0.615)	(0.060)
Net asset value, end of period	$ 8.746	$ 10.037
Total return[3]	(6.66%)	0.97%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 3,228	$ 2,289
Ratio of expenses to average net assets[4]	0.93%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	4.26%	12.78%
Ratio of net investment income (loss) to average net assets	(0.10%)	4.01%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(3.43%)	(7.82%)
Portfolio turnover	9%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–31

Lincoln S&P 500 Ultra Buffer Fund Feb
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln S&P 500 Ultra Buffer Fund Feb
	Standard Class 2/18/22[1] to 12/31/22	Service Class 2/18/22[1] to 12/31/22

Net asset value, beginning of period	$ 10.000	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.029	0.001
Net realized and unrealized gain (loss)	(0.157)	(0.159)
Total from investment operations	(0.128)	(0.158)
Less dividends and distributions from:
Net investment income	(0.071)	(0.046)
Net realized gain	(0.646)	(0.646)
Total dividends and distributions	(0.717)	(0.692)
Net asset value, end of period	$ 9.155	$ 9.150
Total return[3]	(1.26%)	(1.56%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 10	$ 3,091
Ratio of expenses to average net assets[4]	0.58%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	4.26%	4.61%
Ratio of net investment income to average net assets	0.36%	0.01%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(3.32%)	(3.67%)
Portfolio turnover	—%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–32

Lincoln S&P 500 Ultra Buffer Fund May
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln S&P 500 Ultra Buffer Fund May Standard Class
	Year Ended 12/31/22	5/21/21 [1] to 12/31/21

Net asset value, beginning of period	$ 10.250	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.053	0.032
Net realized and unrealized gain (loss)	(0.339)	0.337
Total from investment operations	(0.286)	0.369
Less dividends and distributions from:
Net investment income	(0.064)	(0.119)
Net realized gain	(0.585)	—
Total dividends and distributions	(0.649)	(0.119)
Net asset value, end of period	$ 9.315	$ 10.250
Total return[3]	(2.73%)	3.69%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 10	$ 10
Ratio of expenses to average net assets[4]	0.58%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	3.63%	5.53%
Ratio of net investment income (loss) to average net assets	0.54%	0.50%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(2.51%)	(4.46%)
Portfolio turnover	10%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–33

Lincoln S&P 500 Ultra Buffer Fund May
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln S&P 500 Ultra Buffer Fund May Service Class
	Year Ended 12/31/22	5/21/21 [1] to 12/31/21

Net asset value, beginning of period	$ 10.247	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.018	0.009
Net realized and unrealized gain (loss)	(0.338)	0.336
Total from investment operations	(0.320)	0.345
Less dividends and distributions from:
Net investment income	(0.041)	(0.098)
Net realized gain	(0.585)	—
Total dividends and distributions	(0.626)	(0.098)
Net asset value, end of period	$ 9.301	$ 10.247
Total return[3]	(3.06%)	3.45%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 4,593	$ 2,376
Ratio of expenses to average net assets[4]	0.93%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	3.98%	5.88%
Ratio of net investment income (loss) to average net assets	0.19%	0.15%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(2.86%)	(4.81%)
Portfolio turnover	10%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–34

Lincoln S&P 500 Ultra Buffer Fund Aug
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln S&P 500 Ultra Buffer Fund Aug Standard Class
	Year Ended 12/31/22	8/20/21 [1] to 12/31/21

Net asset value, beginning of period	$ 10.089	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.075	0.042
Net realized and unrealized gain (loss)	(0.614)	0.172
Total from investment operations	(0.539)	0.214
Less dividends and distributions from:
Net investment income	(0.054)	(0.125)
Net realized gain	(0.341)	—
Total dividends and distributions	(0.395)	(0.125)
Net asset value, end of period	$ 9.155	$ 10.089
Total return[3]	(5.30%)	2.15%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 10	$ 10
Ratio of expenses to average net assets[4]	0.58%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	3.89%	6.25%
Ratio of net investment income (loss) to average net assets	0.75%	1.09%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(2.56%)	(4.58%)
Portfolio turnover	—%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–35

Lincoln S&P 500 Ultra Buffer Fund Aug
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln S&P 500 Ultra Buffer Fund Aug Service Class
	Year Ended 12/31/22	8/20/21 [1] to 12/31/21

Net asset value, beginning of period	$ 10.089	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.039	0.027
Net realized and unrealized gain (loss)	(0.611)	0.175
Total from investment operations	(0.572)	0.202
Less dividends and distributions from:
Net investment income	(0.038)	(0.113)
Net realized gain	(0.341)	—
Total dividends and distributions	(0.379)	(0.113)
Net asset value, end of period	$ 9.138	$ 10.089
Total return[3]	(5.63%)	2.02%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 5,777	$ 2,285
Ratio of expenses to average net assets[4]	0.93%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	4.24%	6.60%
Ratio of net investment income (loss) to average net assets	0.40%	0.74%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(2.91%)	(4.93%)
Portfolio turnover	—%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–36

Lincoln S&P 500 Ultra Buffer Fund Nov
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln S&P 500 Ultra Buffer Fund Nov Standard Class
	Year Ended 12/31/22	11/19/21 [1] to 12/31/21

Net asset value, beginning of period	$ 9.994	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.017	0.054
Net realized and unrealized gain (loss)	(0.166)	0.002
Total from investment operations	(0.149)	0.056
Less dividends and distributions from:
Net investment income	—	(0.062)
Net realized gain	(1.174)	—
Total dividends and distributions	(1.174)	(0.062)
Net asset value, end of period	$ 8.671	$ 9.994
Total return[3]	(1.41%)	0.56%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 10	$ 10
Ratio of expenses to average net assets[4]	0.58%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	3.34%	12.41%
Ratio of net investment income (loss) to average net assets	0.18%	4.38%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(2.58%)	(7.45%)
Portfolio turnover	22%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–37

Lincoln S&P 500 Ultra Buffer Fund Nov
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln S&P 500 Ultra Buffer Fund Nov Service Class
	Year Ended 12/31/22	11/19/21 [1] to 12/31/21

Net asset value, beginning of period	$ 9.994	$ 10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.017)	0.049
Net realized and unrealized gain (loss)	(0.166)	0.003
Total from investment operations	(0.183)	0.052
Less dividends and distributions from:
Net investment income	—	(0.058)
Net realized gain	(1.174)	—
Total dividends and distributions	(1.174)	(0.058)
Net asset value, end of period	$ 8.637	$ 9.994
Total return[3]	(1.75%)	0.52%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 3,684	$ 2,352
Ratio of expenses to average net assets[4]	0.93%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	3.69%	12.76%
Ratio of net investment income (loss) to average net assets	(0.17%)	4.03%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(2.93%)	(7.80%)
Portfolio turnover	22%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Buffer Funds–38

Lincoln S&P 500 Buffer Funds
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the Lincoln S&P 500 Buffer Fund Feb, Lincoln S&P 500 Buffer Fund May, Lincoln S&P 500 Buffer Fund Aug, Lincoln S&P 500 Buffer Fund Nov, Lincoln S&P 500 Ultra Buffer Fund Feb, Lincoln S&P 500 Ultra Buffer Fund May, Lincoln S&P 500 Ultra Buffer Fund Aug and Lincoln S&P 500 Ultra Buffer Fund Nov  (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies,  primarily the LVIP SSGA S&P 500 Index Fund (the “Underlying Funds”). Each Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The LVIP SSGA S&P 500 Index Fund, which is sub-advised by an unaffiliated sub-adviser, invests primarily in the securities that make up the S&P 500® Index and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e., index funds). In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments and FLexible EXchange®Options (“FLEX Options”) to seek to produce pre-determined investment outcomes based on the performance of the Index over one-year periods. Financial statements for the Underlying Funds can be found at www.sec.gov.
Each Fund’s investment objective is to seek, over a specified annual period (an “Outcome Period”), to provide returns that track those of the S&P 500 Price Return Index up to a cap, while providing a buffer against losses.
1. Significant Accounting Policies
Each Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation – The Funds value Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   FLexible EXchange® Options (“FLEX Options”) are valued based on the transaction prices executed by the Funds’ sub-adviser, except on days in which the sub-adviser does not trade FLEX Options; on the days the sub-adviser does not trade FLEX Options, FLEX Options are valued using evaluated prices obtained from an approved pricing vendor.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Lincoln S&P 500 Buffer Fund Feb and Lincoln S&P 500 Ultra Buffer Fund Feb federal income tax return from the period February 18, 2022* through December 31, 2022 and the Lincoln S&P 500 Buffer Fund May, Lincoln S&P 500 Ultra Buffer Fund May, Lincoln S&P 500 Buffer Fund Aug, Lincoln S&P 500 Ultra Buffer Fund Aug, Lincoln S&P 500 Buffer Fund Nov and Lincoln S&P 500 Ultra Buffer Fund Nov federal income tax returns through the year ended December 31, 2022, and for all open tax years (year ended December 31, 2021), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the period February 18, 2022* through December 31, 2022, the Lincoln S&P 500 Buffer Fund Feb and Lincoln S&P 500 Ultra Buffer Fund Feb did not incur any interest or tax penalties. During the year ended December 31, 2022, the Lincoln S&P 500 Buffer Fund May, Lincoln S&P 500 Ultra Buffer Fund May, Lincoln S&P 500 Buffer Fund Aug, Lincoln S&P 500 Ultra Buffer Fund Aug, Lincoln S&P 500 Buffer Fund Nov and Lincoln S&P 500 Ultra Buffer Fund Nov did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Lincoln S&P 500 Buffer Funds–39

Lincoln S&P 500 Buffer Funds
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
*Date of commencement of operations.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund's investment portfolio, including monitoring of each Fund's investment sub-adviser, and providing certain administrative services to each Fund.   For its services, LIAC receives a management fee at an annual rate of 0.55% of each Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.12% of each Fund's average daily net assets.   The agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
LIAC has contractually agreed to reimburse each Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.58% of the Fund’s average daily net assets for the Standard Class and 0.93% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. Each Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that each Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2022, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
		Expiration Date
	2024	2025	Total
Lincoln S&P 500 Buffer Fund Feb	$ —	$81,025	$ 81,025
Lincoln S&P 500 Buffer Fund May	$64,953	$91,320	$ 156,273
Lincoln S&P 500 Buffer Fund Aug	$45,451	$91,792	$ 137,243
Lincoln S&P 500 Buffer Fund Nov	$31,282	$90,303	$ 121,585
Lincoln S&P 500 Ultra Buffer Fund Feb	$ —	$79,911	$ 79,911
Lincoln S&P 500 Ultra Buffer Fund May	$64,979	$90,255	$ 155,234
Lincoln S&P 500 Ultra Buffer Fund Aug	$45,500	$89,450	$ 134,950
Lincoln S&P 500 Ultra Buffer Fund Nov	$31,284	$92,456	$ 123,740
Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Funds' defined outcome strategy. For these services, LIAC, not the Funds, pays the Sub-Adviser a fee based on each Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
	Lincoln S&P 500 Buffer Fund Feb February 18, 2022*	Lincoln S&P 500 Buffer Fund May	Lincoln S&P 500 Buffer Fund Aug	Lincoln S&P 500 Buffer Fund Nov
Administrative	$155	$202	$190	$196
Legal	28	36	34	35

Lincoln S&P 500 Buffer Funds–40

Lincoln S&P 500 Buffer Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
	Lincoln S&P 500 Ultra Buffer Fund Feb February 18, 2022*	Lincoln S&P 500 Ultra Buffer Fund May	Lincoln S&P 500 Ultra Buffer Fund Aug	Lincoln S&P 500 Ultra Buffer Fund Nov
Administrative	$153	$207	$182	$242
Legal	27	37	32	39
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2022, these fees were as follows:
	Lincoln S&P 500 Buffer Fund Feb February 18, 2022*	Lincoln S&P 500 Buffer Fund May	Lincoln S&P 500 Buffer Fund Aug	Lincoln S&P 500 Buffer Fund Nov
Printing and mailing	$2	$6	$11	$—

	Lincoln S&P 500 Ultra Buffer Fund Feb February 18, 2022*	Lincoln S&P 500 Ultra Buffer Fund May	Lincoln S&P 500 Ultra Buffer Fund Aug	Lincoln S&P 500 Ultra Buffer Fund Nov
Printing and mailing	$2	$1	$1	$—
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2022, each Fund had receivables due from and liabilities payable to affiliates as follows:
	Lincoln S&P 500 Buffer Fund Feb	Lincoln S&P 500 Buffer Fund May	Lincoln S&P 500 Buffer Fund Aug	Lincoln S&P 500 Buffer Fund Nov
Expense reimbursement receivable due from LIAC	$3,341	$4,350	$4,164	$ 889
Management fees payable to LIAC	1,246	1,230	1,148	1,136
Distribution fees payable to LFD	1,012	998	931	922
Printing and mailing fees payable to Lincoln Life	—	—	—	822
Shareholder servicing fees payable to Lincoln Life	84	83	77	77

Lincoln S&P 500 Buffer Funds–41

Lincoln S&P 500 Buffer Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
	Lincoln S&P 500 Ultra Buffer Fund Feb	Lincoln S&P 500 Ultra Buffer Fund May	Lincoln S&P 500 Ultra Buffer Fund Aug	Lincoln S&P 500 Ultra Buffer Fund Nov
Expense reimbursement receivable due from LIAC	$4,089	$4,395	$4,340	$ 769
Management fees payable to LIAC	1,110	1,691	1,978	1,306
Distribution fees payable to LFD	900	1,373	1,607	1,061
Printing and mailing fees payable to Lincoln Life	—	—	—	819
Shareholder servicing fees payable to Lincoln Life	75	114	133	88
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
At December 31, 2022, Lincoln Life directly owned the following percentages of each fund:
Lincoln Life
Lincoln S&P 500 Buffer Fund Feb	62.47%
Lincoln S&P 500 Buffer Fund May	66.94%
Lincoln S&P 500 Buffer Fund Aug	65.35%
Lincoln S&P 500 Buffer Fund Nov	65.49%
Lincoln S&P 500 Ultra Buffer Fund Feb	71.42%
Lincoln S&P 500 Ultra Buffer Fund May	48.84%
Lincoln S&P 500 Ultra Buffer Fund Aug	37.43%
Lincoln S&P 500 Ultra Buffer Fund Nov	60.15%
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2022, were as follows:
Lincoln S&P 500 Buffer Fund Feb
	Value 2/18/22*	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-44.39%@
Equity Fund-44.39%@
✧✧LVIP SSGA S&P 500 Index Fund	$—	$1,910,633	$79,468	$(11,192)	$(282,430)	$1,537,543	70,371	$22,713	$138,437

* Date of commencement of operations.
@ As a percentage of Net Assets as of December 31, 2022.
✧✧ Standard Class shares.
Lincoln S&P 500 Buffer Funds–42

Lincoln S&P 500 Buffer Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln S&P 500 Buffer Fund May
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-48.90%@
Equity Fund-48.90%@
✧✧LVIP SSGA S&P 500 Index Fund	$1,372,324	$854,742	$160,767	$(21,431)	$(417,432)	$1,627,436	74,486	$24,041	$146,895

@ As a percentage of Net Assets as of December 31, 2022.
✧✧ Standard Class shares.
Lincoln S&P 500 Buffer Fund Aug
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-46.87%@
Equity Fund-46.87%@
✧✧LVIP SSGA S&P 500 Index Fund	$1,368,570	$602,014	$46,458	$(914)	$(402,907)	$1,520,304	69,582	$21,344	$118,937

@ As a percentage of Net Assets as of December 31, 2022.
✧✧ Standard Class shares.
Lincoln S&P 500 Buffer Fund Nov
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-48.00%@
Equity Fund-48.00%@
✧✧LVIP SSGA S&P 500 Index Fund	$1,132,262	$937,386	$117,002	$(32,561)	$(366,161)	$1,553,924	71,121	$21,836	$127,793

@ As a percentage of Net Assets as of December 31, 2022.
✧✧ Standard Class shares.
Lincoln S&P 500 Buffer Funds–43

Lincoln S&P 500 Buffer Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln S&P 500 Ultra Buffer Fund Feb
	Value 2/18/22*	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-44.62%@
Equity Fund-44.62%@
✧✧LVIP SSGA S&P 500 Index Fund	$—	$1,649,046	$1,535	$1,535	$(265,210)	$1,383,836	63,336	$19,883	$120,301

* Date of commencement of operations.
@ As a percentage of Net Assets as of December 31, 2022.
✧✧ Standard Class shares.
Lincoln S&P 500 Ultra Buffer Fund May
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-48.38%@
Equity Fund-48.38%@
✧✧LVIP SSGA S&P 500 Index Fund	$1,278,212	$1,517,245	$160,980	$(10,536)	$(396,683)	$2,227,258	101,938	$32,902	$142,645

@ As a percentage of Net Assets as of December 31, 2022.
✧✧ Standard Class shares.
Lincoln S&P 500 Ultra Buffer Fund Aug
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-45.81%@
Equity Fund-45.81%@
✧✧LVIP SSGA S&P 500 Index Fund	$1,181,083	$1,827,676	$2,766	$2,766	$(357,873)	$2,650,886	121,328	$35,825	$108,061

@ As a percentage of Net Assets as of December 31, 2022.
✧✧ Standard Class shares.
Lincoln S&P 500 Buffer Funds–44

Lincoln S&P 500 Buffer Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln S&P 500 Ultra Buffer Fund Nov
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-48.22%@
Equity Fund-48.22%@
✧✧LVIP SSGA S&P 500 Index Fund	$1,179,632	$1,434,892	$350,422	$(105,887)	$(376,939)	$1,781,276	81,527	$25,196	$156,749

@ As a percentage of Net Assets as of December 31, 2022.
✧✧ Standard Class shares.
* Date of commencement of operations.
3. Investments
For the year ended December 31, 2022, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	Lincoln S&P 500 Buffer Fund Feb February 18, 2022*	Lincoln S&P 500 Buffer Fund May	Lincoln S&P 500 Buffer Fund Aug	Lincoln S&P 500 Buffer Fund Nov
Purchases	$1,910,633	$854,742	$602,014	$937,386
Sales	77,715	158,911	44,811	115,316

	Lincoln S&P 500 Ultra Buffer Fund Feb February 18, 2022*	Lincoln S&P 500 Ultra Buffer Fund May	Lincoln S&P 500 Ultra Buffer Fund Aug	Lincoln S&P 500 Ultra Buffer Fund Nov
Purchases	$1,649,046	$1,517,245	$1,827,676	$1,434,893
Sales	—	158,442	—	348,478
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	Lincoln S&P 500 Buffer Fund Feb	Lincoln S&P 500 Buffer Fund May	Lincoln S&P 500 Buffer Fund Aug	Lincoln S&P 500 Buffer Fund Nov
Cost of investments and derivatives	$3,875,299	$3,860,315	$3,845,786	$3,871,179
Aggregate unrealized appreciation of investments and derivatives	$ 115,144	$ 98,538	$ 125,771	$ 8,551
Aggregate unrealized depreciation of investments and derivatives	(410,520)	(408,141)	(468,818)	(406,840)
Net unrealized depreciation of investments and derivatives	$ (295,376)	$ (309,603)	$ (343,047)	$ (398,289)

Lincoln S&P 500 Buffer Funds–45

Lincoln S&P 500 Buffer Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
	Lincoln S&P 500 Ultra Buffer Fund Feb	Lincoln S&P 500 Ultra Buffer Fund May	Lincoln S&P 500 Ultra Buffer Fund Aug	Lincoln S&P 500 Ultra Buffer Fund Nov
Cost of investments and derivatives	$3,505,098	$5,133,993	$6,360,287	$4,406,814
Aggregate unrealized appreciation of investments and derivatives	$ 138,769	$ 176,613	$ 179,875	$ 93,600
Aggregate unrealized depreciation of investments and derivatives	(403,998)	(458,344)	(483,865)	(574,794)
Net unrealized depreciation of investments and derivatives	$ (265,229)	$ (281,731)	$ (303,990)	$ (481,194)
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2022:
Lincoln S&P 500 Buffer Fund Feb
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$1,537,543	$ —	$—	$1,537,543
Unaffiliated Investment Company	107,905	—	—	107,905
Options Purchased	—	1,883,004	—	1,883,004
Total Investments	$1,645,448	$1,883,004	$—	$3,528,452
Derivatives:
Liabilities:
Options Written	$ —	$ (85,208)	$—	$ (85,208)
There were no Level 3 investments at the beginning or end of the period.
Lincoln S&P 500 Buffer Funds–46

Lincoln S&P 500 Buffer Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Lincoln S&P 500 Buffer Fund May
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$1,627,436	$ —	$—	$1,627,436
Unaffiliated Investment Company	60,918	—	—	60,918
Options Purchased	—	1,747,085	—	1,747,085
Total Investments	$1,688,354	$1,747,085	$—	$3,435,439
Derivatives:
Liabilities:
Options Written	$ —	$ (71,807)	$—	$ (71,807)
There were no Level 3 investments at the beginning or end of the period.
Lincoln S&P 500 Buffer Fund Aug
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$1,520,304	$ —	$—	$1,520,304
Unaffiliated Investment Company	98,791	—	—	98,791
Options Purchased	—	1,824,750	—	1,824,750
Total Investments	$1,619,095	$1,824,750	$—	$3,443,845
Derivatives:
Liabilities:
Options Written	$ —	$ (164,379)	$—	$ (164,379)
There were no Level 3 investments at the beginning or end of the period.
Lincoln S&P 500 Buffer Fund Nov
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$1,553,924	$ —	$—	$1,553,924
Unaffiliated Investment Company	104,863	—	—	104,863
Options Purchased	—	1,788,226	—	1,788,226
Total Investments	$1,658,787	$1,788,226	$—	$3,447,013
Derivatives:
Liabilities:
Options Written	$ —	$ (165,701)	$—	$ (165,701)
There were no Level 3 investments at the beginning or end of the period.
Lincoln S&P 500 Buffer Funds–47

Lincoln S&P 500 Buffer Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Lincoln S&P 500 Ultra Buffer Fund Feb
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$1,383,836	$ —	$—	$1,383,836
Unaffiliated Investment Company	92,309	—	—	92,309
Options Purchased	—	1,697,652	—	1,697,652
Total Investments	$1,476,145	$1,697,652	$—	$3,173,797
Derivatives:
Liabilities:
Options Written	$ —	$ (9,720)	$—	$ (9,720)
There were no Level 3 investments at the beginning or end of the period.
Lincoln S&P 500 Ultra Buffer Fund May
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$2,227,258	$ —	$—	$2,227,258
Unaffiliated Investment Company	75,667	—	—	75,667
Options Purchased	—	2,412,703	—	2,412,703
Total Investments	$2,302,925	$2,412,703	$—	$4,715,628
Derivatives:
Liabilities:
Options Written	$ —	$ (76,280)	$—	$ (76,280)
There were no Level 3 investments at the beginning or end of the period.
Lincoln S&P 500 Ultra Buffer Fund Aug
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$2,650,886	$ —	$—	$2,650,886
Unaffiliated Investment Company	135,985	—	—	135,985
Options Purchased	—	3,193,297	—	3,193,297
Total Investments	$2,786,871	$3,193,297	$—	$5,980,168
Derivatives:
Liabilities:
Options Written	$ —	$ (157,019)	$—	$ (157,019)
There were no Level 3 investments at the beginning or end of the period.
Lincoln S&P 500 Buffer Funds–48

Lincoln S&P 500 Buffer Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Lincoln S&P 500 Ultra Buffer Fund Nov
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$1,781,276	$ —	$—	$1,781,276
Unaffiliated Investment Company	64,705	—	—	64,705
Options Purchased	—	2,049,970	—	2,049,970
Total Investments	$1,845,981	$2,049,970	$—	$3,895,951
Derivatives:
Liabilities:
Options Written	$ —	$ (157,698)	$—	$ (157,698)
There were no Level 3 investments at the beginning or end of the period.
*Date of commencement of operations.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to straddle losses and mark to market on options contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Lincoln S&P 500 Buffer Fund Feb*	Lincoln S&P 500 Buffer Fund May	Lincoln S&P 500 Buffer Fund Aug	Lincoln S&P 500 Buffer Fund Nov
Period ended December 31, 2022
Ordinary income	$ 30,545	$ 39,005	$ 15,304	$ 39,267
Long-term capital gains	153,925	209,695	132,595	173,715
Total	$184,470	$248,700	$147,899	$212,982
Year ended December 31, 2021
Ordinary income	$ —	$ 22,864	$ 27,250	$ 13,620
Long-term capital gains	—	—	—	—
Total	$ —	$ 22,864	$ 27,250	$ 13,620

	Lincoln S&P 500 Ultra Buffer Fund Feb*	Lincoln S&P 500 Ultra Buffer Fund May	Lincoln S&P 500 Ultra Buffer Fund Aug	Lincoln S&P 500 Ultra Buffer Fund Nov
Period ended December 31, 2022
Ordinary income	$ 45,864	$ 47,750	$ 41,455	$116,050
Long-term capital gains	167,915	220,548	158,015	325,838
Total	$213,779	$268,298	$199,470	$441,888
Year ended December 31, 2021
Ordinary income	$ —	$ 22,632	$ 21,073	$ 13,634
Long-term capital gains	—	—	4,261	—
Total	$ —	$ 22,632	$ 25,334	$ 13,634
* February 18, 2022, date of commencement of operations.
Lincoln S&P 500 Buffer Funds–49

Lincoln S&P 500 Buffer Funds
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
	Lincoln S&P 500 Buffer Fund Feb	Lincoln S&P 500 Buffer Fund May	Lincoln S&P 500 Buffer Fund Aug	Lincoln S&P 500 Buffer Fund Nov
Undistributed ordinary income	$ 2,674	$ —	$ —	$ 6,591
Undistributed long-term capital gains	32,239	12,507	16,661	38,434
Other temporary differences	(1,420)	(1,895)	(3,712)	(1,680)
Net unrealized depreciation	(295,376)	(309,603)	(343,047)	(398,289)
Distributable earnings/(accumulated loss)	$(261,883)	$(298,991)	$(330,098)	$(354,944)

	Lincoln S&P 500 Ultra Buffer Fund Feb	Lincoln S&P 500 Ultra Buffer Fund May	Lincoln S&P 500 Ultra Buffer Fund Aug	Lincoln S&P 500 Ultra Buffer Fund Nov
Undistributed ordinary income	$ 3,980	$ 8,658	$ 7,820	$ —
Undistributed long-term capital gains	25,045	37,123	32,201	16,006
Other temporary differences	—	(21,620)	(13,269)	(1,962)
Net unrealized depreciation	(265,229)	(281,731)	(303,990)	(481,194)
Distributable earnings/(accumulated loss)	$(236,204)	$(257,570)	$(277,238)	$(467,150)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, the Funds recorded the following permanent reclassifications primarily related to tax treatment of non-deductible expense:
	Lincoln S&P 500 Buffer Fund Feb	Lincoln S&P 500 Buffer Fund May	Lincoln S&P 500 Buffer Fund Aug
Distributable Earnings/(Accumulated Loss)	$ 366	$ 1,793	$ 2,394
Paid-in capital	(366)	(1,793)	(2,394)

Lincoln S&P 500 Ultra Buffer Fund Feb
Distributable Earnings/(Accumulated Loss)	$ 2,251
Paid-in capital	(2,251)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
At December 31, 2022, the Funds had no capital loss carryforwards for federal income tax purposes.
* February 18, 2022, date of commencement of operations.
Lincoln S&P 500 Buffer Funds–50

Lincoln S&P 500 Buffer Funds
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Lincoln S&P 500 Buffer Fund Feb	Lincoln S&P 500 Buffer Fund May		Lincoln S&P 500 Buffer Fund Aug		Lincoln S&P 500 Buffer Fund Nov
	2/18/22 * to	Year Ended	5/21/21 * to	Year Ended	8/20/21 * to	Year Ended	11/19/21 * to
	12/31/22	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Shares sold:
Standard Class	1,000	—	1,000	—	1,000	—	1,000
Service Class	395,731	137,985	243,476	103,514	257,561	158,294	226,690
Shares reinvested:
Standard Class	60	86	11	54	11	72	6
Service Class	20,373	27,088	2,146	16,716	2,640	24,482	1,350
	417,164	165,159	246,633	120,284	261,212	182,848	229,046
Shares redeemed:
Standard Class	—	—	—	—	—	—	—
Service Class	(36,227)	(45,087)	(2,061)	(15,239)	(67)	(41,704)	(3)
	(36,227)	(45,087)	(2,061)	(15,239)	(67)	(41,704)	(3)
Net increase	380,937	120,072	244,572	105,045	261,145	141,144	229,043

*	Date of commencement of operations.

	Lincoln S&P 500 Ultra Buffer Fund Feb	Lincoln S&P 500 Ultra Buffer Fund May		Lincoln S&P 500 Ultra Buffer Fund Aug		Lincoln S&P 500 Ultra Buffer Fund Nov
	2/18/22 * to	Year Ended	5/21/21 * to	Year Ended	8/20/21 * to	Year Ended	11/19/21 * to
	12/31/22	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Shares sold:
Standard Class	1,000	—	1,000	—	1,000	—	1,000
Service Class	320,830	279,590	231,767	384,460	224,001	244,409	234,034
Shares reinvested:
Standard Class	78	71	12	45	12	137	6
Service Class	23,344	28,756	2,198	21,868	2,500	51,351	1,359
	345,252	308,417	234,977	406,373	227,513	295,897	236,399
Shares redeemed:
Standard Class	—	—	—	—	—	—	—
Service Class	(6,330)	(46,432)	(2,046)	(667)	—	(104,581)	—
	(6,330)	(46,432)	(2,046)	(667)	—	(104,581)	—
Net increase	338,922	261,985	232,931	405,706	227,513	191,316	236,399

*	Date of commencement of operations.
7. Line of Credit
The Funds, along with other funds in the Trust (“Participants”), are participants in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Funds had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
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Lincoln S&P 500 Buffer Funds
Notes to Financial Statements (continued)
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Options Contracts–During the period February 18, 2022* through December 31, 2022 for Lincoln S&P 500 Buffer Fund Feb and Lincoln S&P 500 Ultra Buffer Fund Feb and during the year ended December 31, 2022 for Lincoln S&P 500 Buffer Fund May and Lincoln S&P 500 Ultra Buffer Fund May, Lincoln S&P 500 Buffer Fund Aug and Lincoln S&P 500 Ultra Buffer Fund Aug, Lincoln S&P 500 Buffer Fund Nov and Lincoln S&P 500 Ultra Buffer Fund Nov, the Funds entered into options contracts in the normal course of pursuing its investment objective and strategies. The Funds may buy or write options contracts for any number of reasons, including without limitation: to manage the Funds' exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Funds' overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; as a cash management tool; and to generate income. The Funds may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When a Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When a Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Funds are subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Funds are subject to counterparty risk.
During the period February 18, 2022* through December 31, 2022 for Lincoln S&P 500 Buffer Fund Feb and Lincoln S&P 500 Ultra Buffer Fund Feb and during the year ended December 31, 2022 for Lincoln S&P 500 Buffer Fund May and Lincoln S&P 500 Ultra Buffer Fund May, Lincoln S&P 500 Buffer Fund Aug and Lincoln S&P 500 Ultra Buffer Fund Aug, Lincoln S&P 500 Buffer Fund Nov and Lincoln S&P 500 Ultra Buffer Fund Nov, the Fund used options contracts, to adjust the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities and to receive premiums for writing options.
Fair values of derivative instruments as of December 31, 2022 were as follows:
Lincoln S&P 500 Buffer Fund Feb
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Options purchased (Equity contracts)	Unaffiliated Investments, at value	$1,883,004	Unaffiliated Investments, at value	$ —
Options written (Equity contracts)	Options written, at value	—	Options written, at value	(85,208)
Total		$1,883,004		$(85,208)
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Lincoln S&P 500 Buffer Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statements of Operations for the period February 18, 2022* through December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	$(11,707)	$ (51,471)
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	(1,370)	139,750
Total		$(13,077)	$ 88,279
Fair values of derivative instruments as of December 31, 2022 were as follows:
Lincoln S&P 500 Buffer Fund May
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Options purchased (Equity contracts)	Unaffiliated Investments, at value	$1,747,085	Unaffiliated Investments, at value	$ —
Options written (Equity contracts)	Options written, at value	—	Options written, at value	(71,807)
Total		$1,747,085		$(71,807)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	$(108,003)	$(157,836)
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	147,277	229,597
Total		$ 39,274	$ 71,761
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Lincoln S&P 500 Buffer Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2022 were as follows:
Lincoln S&P 500 Buffer Fund Aug
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Options purchased (Equity contracts)	Unaffiliated Investments, at value	$1,824,750	Unaffiliated Investments, at value	$ —
Options written (Equity contracts)	Options written, at value	—	Options written, at value	(164,379)
Total		$1,824,750		$(164,379)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	$(124,318)	$(74,431)
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	169,248	58,492
Total		$ 44,930	$(15,939)
Fair values of derivative instruments as of December 31, 2022 were as follows:
Lincoln S&P 500 Buffer Fund Nov
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Options purchased (Equity contracts)	Unaffiliated Investments, at value	$1,788,226	Unaffiliated Investments, at value	$ —
Options written (Equity contracts)	Options written, at value	—	Options written, at value	(165,701)
Total		$1,788,226		$(165,701)
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Lincoln S&P 500 Buffer Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	$ 18,177	$(20,994)
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	98,766	26,584
Total		$116,943	$ 5,590
Fair values of derivative instruments as of December 31, 2022 were as follows:
Lincoln S&P 500 Ultra Buffer Fund Feb
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Options purchased (Equity contracts)	Unaffiliated Investments, at value	$1,697,652	Unaffiliated Investments, at value	$ —
Options written (Equity contracts)	Options written, at value	—	Options written, at value	(9,720)
Total		$1,697,652		$(9,720)
The effect of derivative instruments on the Statements of Operations for the period February 18, 2022* through December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	$—	$ (66,091)
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	—	184,612
Total		$—	$118,521
Lincoln S&P 500 Buffer Funds–55

Lincoln S&P 500 Buffer Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2022 were as follows:
Lincoln S&P 500 Ultra Buffer Fund May
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Options purchased (Equity contracts)	Unaffiliated Investments, at value	$2,412,703	Unaffiliated Investments, at value	$ —
Options written (Equity contracts)	Options written, at value	—	Options written, at value	(76,280)
Total		$2,412,703		$(76,280)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	$(101,189)	$(177,656)
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	144,153	352,846
Total		$ 42,964	$ 175,190
Fair values of derivative instruments as of December 31, 2022 were as follows:
Lincoln S&P 500 Ultra Buffer Fund Aug
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Options purchased (Equity contracts)	Unaffiliated Investments, at value	$3,193,297	Unaffiliated Investments, at value	$ —
Options written (Equity contracts)	Options written, at value	—	Options written, at value	(157,019)
Total		$3,193,297		$(157,019)
Lincoln S&P 500 Buffer Funds–56

Lincoln S&P 500 Buffer Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	$(106,933)	$ (90,192)
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	143,099	189,315
Total		$ 36,166	$ 99,123
Fair values of derivative instruments as of December 31, 2022 were as follows:
Lincoln S&P 500 Ultra Buffer Fund Nov
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Options purchased (Equity contracts)	Unaffiliated Investments, at value	$2,049,970	Unaffiliated Investments, at value	$ —
Options written (Equity contracts)	Options written, at value	—	Options written, at value	(157,698)
Total		$2,049,970		$(157,698)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	$ 31,767	$(24,563)
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	225,971	73,473
Total		$257,738	$ 48,910
Lincoln S&P 500 Buffer Funds–57

Lincoln S&P 500 Buffer Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by each Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
	Options Contracts (Average Value)	Options Contracts (Average Value)
Lincoln S&P 500 Buffer Fund Feb February 18, 2022*	$1,292,078	$118,988
Lincoln S&P 500 Buffer Fund May	1,562,013	131,968
Lincoln S&P 500 Buffer Fund Aug	1,511,660	129,357
Lincoln S&P 500 Buffer Fund Nov	1,637,548	183,542
Lincoln S&P 500 Ultra Buffer Fund Feb February 18, 2022*	1,227,060	78,185
Lincoln S&P 500 Ultra Buffer Fund May	1,663,008	159,331
Lincoln S&P 500 Ultra Buffer Fund Aug	1,585,414	102,543
Lincoln S&P 500 Ultra Buffer Fund Nov	1,987,249	126,579
* Date of commencement of operations.
9. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
10. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
Lincoln S&P 500 Buffer Funds–58

Report of Independent Registered Public Accounting Firm
To the Shareholders of Lincoln S&P 500 Buffer Fund May, Lincoln S&P 500 Ultra Buffer Fund May, Lincoln S&P 500 Buffer Fund Aug, Lincoln S&P 500 Ultra Buffer Fund Aug, Lincoln S&P 500 Buffer Fund Nov, Lincoln S&P 500 Ultra Buffer Fund Nov, Lincoln S&P 500 Buffer Fund Feb and Lincoln S&P 500 Ultra Buffer Fund Feb and the Board of Trustees of Lincoln Variable Insurance Products Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Lincoln S&P 500 Buffer Fund May, Lincoln S&P 500 Ultra Buffer Fund May, Lincoln S&P 500 Buffer Fund Aug, Lincoln S&P 500 Ultra Buffer Fund Aug, Lincoln S&P 500 Buffer Fund Nov, Lincoln S&P 500 Ultra Buffer Fund Nov, Lincoln S&P 500 Buffer Fund Feb and Lincoln S&P 500 Ultra Buffer Fund Feb (collectively referred to as the “Funds”) (eight of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments, as of December 31, 2022, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eight of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, and the results of their operations, changes in net assets, and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual fund constituting Lincoln Variable Insurance Products Trust	Statements of operations	Statements of changes in net assets	Financial highlights
Lincoln S&P 500 Buffer Fund May Lincoln S&P 500 Ultra Buffer Fund May	For the year ended December 31, 2022	For the year ended December 31, 2022 and period from May 21, 2021 (commencement of operations) through December 31, 2021
Lincoln S&P 500 Buffer Fund Aug Lincoln S&P 500 Ultra Buffer Fund Aug		For the year ended December 31, 2022 and period from August 20, 2021 (commencement of operations) through December 31, 2021
Lincoln S&P 500 Buffer Fund Nov Lincoln S&P 500 Ultra Buffer Fund Nov		For the year ended December 31, 2022 and period from November 19, 2021 (commencement of operations) through December 31, 2021
Lincoln S&P 500 Buffer Fund Feb Lincoln S&P 500 Ultra Buffer Fund Feb	For the period from February 18, 2022 (commencement of operations) through December 31, 2022
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits
Lincoln S&P 500 Buffer Funds–59

Report of Independent Registered Public Accounting Firm
also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
Lincoln S&P 500 Buffer Funds–60

Lincoln S&P 500 Buffer Funds
Other Fund Information (unaudited)
Lincoln S&P 500 Buffer Fund Aug, Lincoln S&P 500 Buffer Fund May, Lincoln S&P 500 Ultra Buffer Fund Aug and Lincoln S&P 500 Ultra Buffer Fund May
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc., an independent provider of investment company data, and Milliman, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar, Broadridge and Milliman provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadviser provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Funds are only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for each Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. The Board considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
The Board considered that each Fund seeks to provide returns that track the return of the S&P 500 Price Return Index (“Underlying Index”) up to a cap, while providing a buffer against losses. Each Fund employs a defined outcome strategy that seeks to produce investment outcomes based on the performance of the Underlying Index over a one-year period, subject to the specified cap for gains and with the benefit of a buffer for losses. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board considered that each Fund commenced operations within the last year. The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports included performance information for each Fund comparing the Fund’s return from the respective Fund’s inception through June 30, 2022 to the return of the Underlying Index. The Board considered that LIAC actively monitors the Funds’ performance through quarterly reports and works with the Investment Committee of the Board in analyzing performance issues. The Board noted management’s representation that each Fund is performing as expected.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to Milliman Financial Risk Management LLC (“Milliman”). The Board noted the ongoing oversight activities performed by LIAC, including review of returns, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s investment performance.
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for each Fund. The Board considered that LIAC had implemented advisory fee waivers for each Fund through April 30, 2023. The Board noted that the net investment management fee for each Fund was lower than the median net investment management fee of the respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee was reasonable.
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Lincoln S&P 500 Buffer Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented advisory fee waivers and expense limitations for each Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of the Funds, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement. The Board reviewed the services provided by Milliman, the backgrounds of the investment professionals servicing the Funds and the reputation, resources and investment approach of Milliman. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. With respect to performance, the Board considered that each Fund commenced operations within the last year. The Board considered that Milliman’s responsibility was to implement the defined outcome strategy for each Fund and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the strategy. The Board also considered that the strategy was designed to buffer the Funds from losses and produce returns that track those of the Underlying Index for the outcome period, up to the cap. The Board also considered a presentation by representatives of Milliman regarding the performance of the Funds. The Board concluded that the services provided by Milliman were satisfactory.
Sub-Advisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for Milliman and considered that the sub-advisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party, and that LIAC would compensate Milliman from its fees. The Board concluded that the sub-advisory fees were reasonable.
Profitability and Fallout Benefits. The Board noted that the proposed sub-advisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party, and that LIAC would compensate Milliman from its fees. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume, among them trading, operations, compliance and research and that Milliman may receive intangible benefits from association with the Funds, such as favorable publicity in relevant markets.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund
Lincoln S&P 500 Buffer Fund Feb and Lincoln S&P 500 Ultra Buffer Fund Feb
Approval of Investment Management and Subadvisory Agreements
On June 2-3, August 12 and September 1-2, 2020, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the approval of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the approval of the sub-advisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements”) for eight new series of the Trust (each a “Fund” and collectively the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and Milliman prior to and during the meeting. Among other information, LIAC, Lincoln Life and Milliman provided information to assist the Independent Trustees in assessing the nature, extent and quality of services to be provided, including a presentation by representatives of Milliman at the August 12, 2020 Board meeting. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Board determined that, given the totality of the information provided in connection with the 2020 annual contract renewal process and with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and employees of Lincoln Life and LIAC to consider the approval of the Advisory Agreements.
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Lincoln S&P 500 Buffer Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management and Subadvisory Agreements (continued)
Based upon its review, the Board concluded that it was in the best interests of each Fund that the Advisory Agreements be approved. In considering the approval of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the approval of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services expected to be provided to each Fund by LIAC, including LIAC personnel and resources. The Board considered that LIAC provided investment management services to the other funds in the Trust and that the Board reviewed extensive information provided by LIAC in connection with the 2020 contract renewal process. The Board considered LIAC’s rationale for proposing the Funds. The Board reviewed the services to be provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel provide services to the other funds in the Trust on behalf of LIAC and that Lincoln Life was proposed to provide administrative services to each Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were expected to be satisfactory.
Performance. With respect to performance, the Board considered that the Funds had not commenced operations.
Management Fee. The Board reviewed each Fund’s proposed investment management fee and estimated net expense ratio and reviewed information comparing the gross investment management fee and net expense ratio to those of a peer group provided by LIAC. The Board noted that the peer group provided by LIAC included funds organized as exchange-traded funds, some of which pay a unitary fee.
The Board noted that the gross investment management fee for each Fund was below the median gross investment management fee of the peer group. The Board considered that LIAC proposed to waive a portion of its advisory fee for at least one year after each Fund’s launch, and implement an expense limitation for the Standard and Service class until at least April 30, 2022. The Board also considered that each Fund’s estimated net expense ratio for Standard class shares, giving effect to the expense limitation, was lower than the median net expense ratio of the peer group. In light of the nature, quality and extent of services to be provided by LIAC, including sub-adviser oversight, the Board concluded that each Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Funds had not commenced operations and that LIAC proposed an advisory fee waiver for each Fund for at least one year after each Fund’s launch and an expense limitation for each Fund’s Standard and Service class shares through at least April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability analysis to LIAC with respect to each Fund and concluded that the estimated profitability of LIAC in connection with the management of the each Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board considered materials provided during the 2020 contract renewal process as to any such benefits to LIAC and its affiliates. Lincoln Life and its affiliated insurance companies (“Lincoln Insurance Companies”) receive 12b-1 fees which are paid by the Fund’s Service class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the approval of the sub-advisory agreement between LIAC and Milliman with respect to each Fund, the Board considered the nature, extent and quality of day-to-day investment management services to be provided by Milliman under the sub-advisory agreement. The Board considered that Milliman provided sub-advisory services to other funds in the Trust and that the Board reviewed extensive information provided by Milliman in connection with the 2020 contract renewal process. The Board reviewed the services to be provided by Milliman, the background of the investment professionals to be servicing the Funds, and the reputation, resources and subadvisory experience of Milliman. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters. The Board concluded that the services to be provided by Milliman were expected to be satisfactory.
Performance. With respect to performance, the Board considered that the Funds had not commenced operations.
Lincoln S&P 500 Buffer Funds–63

Lincoln S&P 500 Buffer Funds
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Sub-Advisory Fee and Economies of Scale. The Board reviewed the proposed sub-advisory fee schedule and considered that the sub-advisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party, and that LIAC would compensate Milliman from its fees. The Board concluded that the proposed subadvisory fee for each Fund was reasonable.
Profitability and Fallout Benefits. The Board noted that the proposed sub-advisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party, and that LIAC would compensate Milliman from its fees. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting defined outcome programs for clients in large volume among them trading, operations, compliance and research and that Milliman may receive intangible benefits from association with the Funds, such as favorable publicity in relevant markets.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that approval of the Advisory Agreements is in the best interests of each Fund.
Lincoln S&P 500 Buffer Funds–64

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
Lincoln S&P 500 Buffer Funds–65

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
Lincoln S&P 500 Buffer Funds–66

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
Lincoln S&P 500 Buffer Funds–67

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
Lincoln S&P 500 Buffer Funds–68

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
Lincoln S&P 500 Buffer Funds–69

LVIP Aggressive Growth Allocation Managed Risk Funds
LVIP Global Aggressive Growth Allocation Managed Risk Fund
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Aggressive Growth Allocation Managed Risk Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Global Aggressive Growth Allocation Managed Risk Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Milliman Financial Risk Management LLC
The Fund returned (19.54)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its composite benchmark, the Global Aggressive Growth Blended Composite1, returned (16.56)% and its broad-based benchmark index, the Russell 1000® Index2, returned (19.13)%.
2022 was a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates, and negative returns for most asset classes.
 There was a worldwide inflation surge from mid-2021 to 2022, driven by a rapid recovery of consumer demand amid widespread supply shortages. The effects of the Covid-19 pandemic continued to ease but still contributed to disruptions in global supply chains. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced persistent and structural increases climbing to levels not seen in four decades, with similarly high readings in most other countries. Furthermore, the abrupt Russian invasion of Ukraine exacerbated economic disruptions and supply shortages that added to inflationary pressures and market volatility.
 In order to combat high inflation, the U.S. Federal Reserve (“Fed”), along with other major central banks, had to take drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near-zero rate, the Fed hiked the Fed Funds rate by 4.25% in 2022, which was the fastest pace of rate hikes ever. Out of the five times rates hiked 75bps in the past 30 years, four took place in 2022.  Moreover, these rate hikes coincided with a reversal from quantitative easing to a period of quantitative tightening, which involved the Fed shrinking its $9 trillion balance sheet and reducing market liquidity. As a result, U.S. Treasury yields reversed their long-past-four-decade decline. The 10-year U.S. treasury yield rose sharply from 1.51% at the end of 2021 to 3.88% as of December 31, 2022. The yield spread between the 2-year and 10-year U.S. Treasury also closed the year at –55bps, marking the largest inversion seen since 1981. These dynamics resulted in U.S. fixed-income markets suffering the worst year in history. In 2022, for the first time ever, both the Bloomberg U.S. Aggregate Bond Index3 and the Bloomberg U.S. Treasury Index4 posted double digit negative returns of 13.1% (-13.1%) and 12.5% (-12.5%), respectively, which were the worst yearly returns since the inception of those indices in the 1970s. However, despite much higher yields, credit spreads were generally resilient, especially in the second half of the year on the strength of healthy corporate fundamentals.
 After rising for three consecutive years, from the beginning of 2019 to year-end 2021, the S&P 500® Index5 (total return) doubled and Nasdaq® Composite Index6 more than doubled. This remarkable bull market came to an end in 2022. While earnings growth was positive during the first three quarters of the year, financial conditions continued to tighten and equity market volatility, as indicated by the CBOE Volatility Index7, stayed elevated throughout the year. Sharply rising interest rates diminished the equity risk premium and compressed price multiples. During 2022, domestic equity markets entered the longest and one of the worst bear markets since the Global Financial Crisis of 2008. The S&P 500® Index (total return) returned
(18.1%), and the Nasdaq® Composite Index returned (32.4%). Wide dispersion in performance across investment styles and geographies continued throughout 2022. Value-oriented equities, known for their more defensive characteristics, outperformed growth-oriented equities across all market capitalizations.  Within the U.S., mega cap equities suffered the worst declines, followed by more economically sensitive small cap equities.  Developed international equity markets fared slightly better, outperforming domestic equity markets.  However, emerging market equities lagged all other geographies partly fueled by a slowdown in economic activity, highlighted by China’s zero-Covid policy that persisted through much of 2022.
 The LVIP Global Aggressive Growth Allocation Managed Risk Fund operates in a fund of funds structure and is designed to give broad exposure to global equities and fixed income securities by investing in a combination of actively managed, passive index and rules-based funds.
 The performance of the Fund and its underlying funds were impacted by varied market conditions during 2022, most notably the dispersion of returns between growth and value styles.  During 2022, equity allocations to value-oriented funds generally contributed positively to performance.  Conversely, equity allocations to domestic growth-oriented funds generally detracted as they underperformed their respective equity indexes within the composite benchmark for the year.  Within fixed income, treasury inflation protected securities contributed to Fund returns, however a majority of fixed income funds detracted from returns as they underperformed the fixed income index component of the Fund’s composite benchmark.
 Due to a difficult market environment with high equity and cross-asset volatility, repeated V-shaped markets and unprecedented positive equity-bond correlation, the risk management overlay of the Fund reduced Fund volatility materially but had a negative impact on relative performance in 2022.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma Michael Hoppe Lu Fan Jay Shearon
Milliman Financial Risk Management LLC:	Jeff Greco Anthony Nese Maria Schiopu
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Aggressive Growth Allocation Managed Risk Funds–1

LVIP Global Aggressive Growth Allocation Managed Risk Fund
2022 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 11/1/18 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Aggressive Growth Allocation Managed Risk Fund shares on 11/1/18 (commencement of operations). As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,174 for the Standard Class shares and to $11,059 for the Service Class shares. For comparison, look at how the Global Aggressive Growth Blended Composite and Russell 1000® Index did over the same period. The same $10,000 investment would have increased to $13,093 and $15,079, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 19.54%
Inception (11/1/18)	+ 2.70%
Service Class Shares
One Year	- 19.74%
Inception (11/1/18)	+ 2.44%
1. The Global Aggressive Growth Blended Composite is constructed as follows: 37% Russell 1000® Index, 23% MSCI EAFE®NR Index, 20% Bloomberg U.S. Aggregate Bond Index, 10% Russell Midcap® Index, 5% Russell 2000® Index, and 5% MSCI Emerging Markets NR Index.
2. The Russell 1000® Index measures the performance of the largest 1,000 U.S. companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
3.The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
4.The Bloomberg U.S. Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The US Treasury Index is a component of the US Aggregate, US Universal, Global Aggregate and Global Treasury Indices. The US Treasury Index has history back to January 1, 1973.
5.The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
6.The Nasdaq® Composite index is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces the order of magnitude of the result.
7.The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.

LVIP Aggressive Growth Allocation Managed Risk Funds–2

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
2022 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Milliman Financial Risk Management LLC
The Fund returned (21.56)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its composite benchmark, the U.S. Aggressive Allocation Blended Composite1, returned (17.61)% and its broad-based benchmark index, the Russell 1000® Index2, returned (19.13)%.
2022 was a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates, and negative returns for most asset classes.
There was a worldwide inflation surge from mid-2021 to 2022, driven by a rapid recovery of consumer demand amid widespread supply shortages. The effects of the Covid-19 pandemic continued to ease but still contributed to disruptions in global supply chains. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced persistent and structural increases climbing to levels not seen in four decades, with similarly high readings in most other countries. Furthermore, the abrupt Russian invasion of Ukraine exacerbated economic disruptions and supply shortages that added to inflationary pressures and market volatility.
In order to combat high inflation, the U.S. Federal Reserve (“Fed”), along with other major central banks, had to take drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near-zero rate, the Fed hiked the Fed Funds rate by 4.25% in 2022, which was the fastest pace of rate hikes ever. Out of the five times rates hiked 75bps in the past 30 years, four took place in 2022.  Moreover, these rate hikes coincided with a reversal from quantitative easing to a period of quantitative tightening, which involved the Fed shrinking its $9 trillion balance sheet and reducing market liquidity. As a result, U.S. Treasury yields reversed their long-past-four-decade decline. The 10-year U.S. treasury yield rose sharply from 1.51% at the end of 2021 to 3.88% as of December 31, 2022. The yield spread between the 2-year and 10-year U.S. Treasury also closed the year at –55bps, marking the largest inversion seen since 1981. These dynamics resulted in U.S. fixed-income markets suffering the worst year in history. In 2022, for the first time ever, both the Bloomberg U.S. Aggregate Bond Index3 and the Bloomberg U.S. Treasury Index4 posted double digit negative returns of 13.1% (-13.1%) and 12.5% (-12.5%), respectively, which were the worst yearly returns since the inception of those indices in the 1970s. However, despite much higher yields, credit spreads were generally resilient, especially in the second half of the year on the strength of healthy corporate fundamentals.
After rising for three consecutive years, from the beginning of 2019 to year-end 2021, the S&P 500® Index5 (total return) doubled and Nasdaq® Composite Index6 more than doubled. This remarkable bull market came to an end in 2022. While earnings growth was positive during the first three quarters of the year, financial conditions continued to tighten and equity market volatility, as indicated by the CBOE Volatility Index7, stayed elevated throughout the year. Sharply rising interest rates diminished the equity risk premium and compressed price multiples. During 2022, domestic equity markets entered the longest and one of the worst bear markets since the Global Financial Crisis of 2008. The S&P 500® Index (total return) returned
(18.1%), and the Nasdaq® Composite Index returned (32.4%). Wide dispersion in performance across investment styles and geographies continued throughout 2022. Value-oriented equities, known for their more defensive characteristics, outperformed growth-oriented equities across all market capitalizations.  Within the U.S., mega cap equities suffered the worst declines, followed by more economically sensitive small cap equities.  Developed international equity markets fared slightly better, outperforming domestic equity markets.  However, emerging market equities lagged all other geographies partly fueled by a slowdown in economic activity, highlighted by China’s zero-Covid policy that persisted through much of 2022.
The LVIP U.S. Aggressive Growth Allocation Managed Risk Fund operates in a fund of funds structure and is designed to give broad exposure to domestic equities and fixed income securities by investing in a combination of actively managed, passive index and rules-based funds.
The performance of the Fund and its underlying funds were impacted by varied market conditions during 2022, most notably the dispersion of returns between growth and value styles.  From a return standpoint, domestic equities broadly underperformed fixed income on a relative basis.  During 2022, equity allocations to value-oriented funds generally contributed positively to performance.  Conversely, equity allocations to growth-oriented large and mid-cap actively managed funds generally detracted as they underperformed their respective equity index within the composite benchmark.  Within fixed income, treasury inflation protected securities contributed to Fund returns, however a majority of fixed income funds detracted from returns as they underperformed the fixed income index component of the Fund’s composite benchmark.
Due to a difficult market environment with high equity and cross-asset volatility, repeated V-shaped markets and unprecedented positive equity-bond correlation, the risk management overlay of the Fund reduced Fund volatility materially but had a negative impact on relative performance in 2022.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma Michael Hoppe Jay Shearon Lu Fan
Milliman Financial Risk Management LLC:	Jeff Greco Anthony Nese Maria Schiopu
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Aggressive Growth Allocation Managed Risk Funds–3

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
2022 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 11/1/18 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP U.S. Aggressive Growth Allocation Managed Risk Fund shares on 11/1/18 (commencement of operations). As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,476 for the Standard Class shares and to $11,359 for the Service Class shares. For comparison, look at how the U.S. Aggressive Allocation Blended Composite and Russell 1000® Index did over the same period. The same $10,000 investment would have increased to $13,912 and $15,079, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 21.56%
Inception (11/1/18)	+ 3.36%
Service Class Shares
One Year	- 21.76%
Inception (11/1/18)	+ 3.11%
1. The U.S. Aggressive Allocation Blended Composite is constructed as follows: 56% Russell 1000® Index, 20% Bloomberg U.S. Aggregate Bond Index, 16% Russell Midcap® Index, and 8% Russell 2000® Index.
2. The Russell 1000® Index measures the performance of the largest 1,000 U.S. companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
3.The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
4.The Bloomberg U.S. Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The US Treasury Index is a component of the US Aggregate, US Universal, Global Aggregate and Global Treasury Indices. The US Treasury Index has history back to January 1, 1973.
5.The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
6.The Nasdaq® Composite index is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces the order of magnitude of the result.
7.The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.

LVIP Aggressive Growth Allocation Managed Risk Funds–4

LVIP Aggressive Growth Allocation Managed Risk Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers and reimbursements in effect.
LVIP Global Aggressive Growth Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$976.90	0.33%	$1.64
Service Class Shares	1,000.00	975.70	0.58%	2.89
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.50	0.33%	$1.68
Service Class Shares	1,000.00	1,022.30	0.58%	2.96
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$976.90	0.32%	$1.59
Service Class Shares	1,000.00	975.70	0.57%	2.84
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.50	0.32%	$1.63
Service Class Shares	1,000.00	1,022.30	0.57%	2.91

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Aggressive Growth Allocation Managed Risk Funds–5

LVIP Aggressive Growth Allocation Managed Risk Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
LVIP Global Aggressive Growth Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	95.60%
Investment Companies	95.60%
Equity Funds	47.96%
Fixed Income Funds	19.60%
Global Equity Fund	1.20%
International Equity Funds	26.84%
Unaffiliated Investment	2.87%
Investment Company	2.87%
Money Market Fund	2.87%
Total Investments	98.47%
Receivables and Other Assets Net of Liabilities	1.53%
Total Net Assets	100.00%
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	94.64%
Investment Companies	94.64%
Equity Funds	74.02%
Fixed Income Funds	19.66%
Global Equity Fund	0.96%
Unaffiliated Investment	3.57%
Investment Company	3.57%
Money Market Fund	3.57%
Total Investments	98.21%
Receivables and Other Assets Net of Liabilities	1.79%
Total Net Assets	100.00%
LVIP Aggressive Growth Allocation Managed Risk Funds–6

LVIP Global Aggressive Growth Allocation Managed Risk Fund
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–95.60%
INVESTMENT COMPANIES–95.60%
Equity Funds–47.96%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Channing Small Cap Value Fund	153,786	$ 1,466,192
LVIP Delaware Mid Cap Value Fund	105,355	4,197,036
LVIP SSGA Large Cap 100 Fund	1,189,366	14,206,983
LVIP SSGA Mid-Cap Index Fund	944,628	10,774,426
LVIP SSGA Nasdaq-100 Index Fund	244,264	1,891,096
LVIP SSGA S&P 500 Index Fund	2,091,650	45,700,452
LVIP SSGA Small-Cap Index Fund	310,026	8,475,490
LVIP T. Rowe Price Growth Stock Fund	287,581	10,042,617
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	171,290	4,073,103
		100,827,395
Fixed Income Funds–19.60%
✧✧Lincoln Variable Insurance Products Trust-
LVIP BlackRock Inflation Protected Bond Fund	572,819	5,106,106
LVIP Delaware Bond Fund	1,148,359	13,125,746
LVIP PIMCO Low Duration Bond Fund	337,176	3,090,893
LVIP SSGA Bond Index Fund	785,743	7,678,279
LVIP Western Asset Core Bond Fund	1,476,625	12,198,399
		41,199,423
Global Equity Fund–1.20%
✧✧Lincoln Variable Insurance Products Trust– LVIP BlackRock Global Real Estate Fund	369,596	2,526,191
		2,526,191
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
International Equity Funds–26.84%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Loomis Sayles Global Growth Fund	347,766	$ 3,967,311
LVIP MFS International Growth Fund	667,187	11,832,565
LVIP Mondrian International Value Fund	637,465	9,098,539
LVIP SSGA Developed International 150 Fund	674,347	4,758,191
LVIP SSGA Emerging Markets 100 Fund	197,174	1,358,334
LVIP SSGA Emerging Markets Equity Index Fund	846,297	8,058,440
LVIP SSGA International Index Fund	1,890,218	17,348,420
		56,421,800
Total Affiliated Investments (Cost $210,487,533)		200,974,809

UNAFFILIATED INVESTMENT–2.87%
INVESTMENT COMPANY–2.87%
Money Market Fund–2.87%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	6,030,357	6,030,357
Total Unaffiliated Investment (Cost $6,030,357)		6,030,357

TOTAL INVESTMENTS–98.47% (Cost $216,517,890)	207,005,166
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.53%	3,216,429
NET ASSETS APPLICABLE TO 22,339,086 SHARES OUTSTANDING–100.00%	$210,221,595

✧✧ Standard Class shares.
LVIP Aggressive Growth Allocation Managed Risk Funds–7

LVIP Global Aggressive Growth Allocation Managed Risk Fund
Schedule of Investments (continued)
The following futures contracts were outstanding at December 31, 2022:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
(18)	Australian Dollar	$ (1,229,130)	$ (1,215,306)	3/13/23	$ —	$ (13,824)
(38)	British Pound	(2,869,950)	(2,921,538)	3/13/23	51,588	—
(49)	Euro	(6,586,825)	(6,559,678)	3/13/23	—	(27,147)
(33)	Japanese Yen	(3,179,139)	(3,048,341)	3/13/23	—	(130,798)
(4)	Swedish Krona	(769,680)	(781,608)	3/13/23	11,928	—
					63,516	(171,769)
Equity Contracts:
(78)	E-mini MSCI Emerging Markets Index	(3,741,660)	(3,772,478)	3/17/23	30,818	—
(40)	E-mini Russell 2000 Index	(3,541,800)	(3,585,778)	3/17/23	43,978	—
(117)	E-mini S&P 500 Index	(22,586,850)	(22,996,486)	3/17/23	409,636	—
(34)	E-mini S&P MidCap 400 Index	(8,304,840)	(8,358,495)	3/17/23	53,655	—
(147)	Euro STOXX 50 Index	(5,955,927)	(6,083,709)	3/17/23	127,782	—
(31)	FTSE 100 Index	(2,798,067)	(2,779,013)	3/17/23	—	(19,054)
(30)	OMXS 30 Index	(587,071)	(600,328)	1/20/23	13,257	—
(10)	SPI 200 Index	(1,190,126)	(1,208,247)	3/16/23	18,121	—
(21)	TOPIX Index	(3,026,631)	(3,106,943)	3/9/23	80,313	—
					777,560	(19,054)
Total Futures Contracts					$841,076	$(190,823)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022. Only current day variation margin is reported on the Statements of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OMXS–Stockholm Stock Exchange
S&P–Standard & Poor’s
SPI–Swiss Performance Index
TOPIX–Tokyo Stock Price Index
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–8

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–94.64%
INVESTMENT COMPANIES–94.64%
Equity Funds–74.02%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Baron Growth Opportunities Fund	60,425	$ 3,926,158
LVIP Channing Small Cap Value Fund	185,730	1,770,752
LVIP MFS Value Fund	517,125	26,282,337
LVIP SSGA Mid-Cap Index Fund	486,121	5,544,692
LVIP SSGA Nasdaq-100 Index Fund	197,516	1,529,173
LVIP SSGA S&P 500 Index Fund	1,686,261	36,843,128
LVIP SSGA Small-Cap Index Fund	303,885	8,307,607
LVIP SSGA Small-Mid Cap 200 Fund	188,399	2,015,120
LVIP T. Rowe Price Growth Stock Fund	658,773	23,005,008
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	280,329	6,665,942
LVIP Wellington SMID Cap Value Fund	386,436	9,568,147
		125,458,064
Fixed Income Funds–19.66%
✧✧Lincoln Variable Insurance Products Trust-
LVIP BlackRock Inflation Protected Bond Fund	463,302	4,129,875
LVIP Delaware Bond Fund	890,858	10,182,506
LVIP PIMCO Low Duration Bond Fund	272,707	2,499,908
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
✧✧Lincoln Variable Insurance Products Trust- (continued)
LVIP SSGA Bond Index Fund	707,092	$ 6,909,699
LVIP Western Asset Core Bond Fund	1,162,011	9,599,371
		33,321,359
Global Equity Fund–0.96%
✧✧Lincoln Variable Insurance Products Trust– LVIP BlackRock Global Real Estate Fund	239,119	1,634,377
		1,634,377
Total Affiliated Investments (Cost $164,956,925)		160,413,800

UNAFFILIATED INVESTMENT–3.57%
INVESTMENT COMPANY–3.57%
Money Market Fund–3.57%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	6,055,147	6,055,147
Total Unaffiliated Investment (Cost $6,055,147)		6,055,147

TOTAL INVESTMENTS–98.21% (Cost $171,012,072)	166,468,947
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.79%	3,035,154
NET ASSETS APPLICABLE TO 17,306,259 SHARES OUTSTANDING–100.00%	$169,504,101

✧✧ Standard Class shares.
LVIP Aggressive Growth Allocation Managed Risk Funds–9

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Schedule of Investments (continued)
The following futures contracts were outstanding at December 31, 2022:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
(77)	E-mini Russell 2000 Index	$ (6,817,965)	$ (6,925,946)	3/17/23	$107,981	$—
(190)	E-mini S&P 500 Index	(36,679,500)	(37,471,778)	3/17/23	792,278	—
(38)	E-mini S&P MidCap 400 Index	(9,281,880)	(9,369,206)	3/17/23	87,326	—
Total Futures Contracts					$987,585	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022. Only current day variation margin is reported on the Statements of Assets and Liabilities.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–10

LVIP Aggressive Growth Allocation Managed Risk Funds
Statements of Assets and Liabilities
December 31, 2022
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
ASSETS:
Affiliated investments, at value	$200,974,809	$160,413,800
Unaffiliated investments, at value	6,030,357	6,055,147
Cash collateral held at broker for futures contracts	3,412,338	2,973,600
Variation margin due from broker on futures contracts	501,389	206,048
Dividends and interest receivable	21,172	20,566
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	6,980	5,349
Prepaid expenses	895	724
Receivable for securities sold	—	45,115
Receivable for fund shares sold	—	1,234
TOTAL ASSETS	210,947,940	169,721,583
LIABILITIES:
Payable for securities purchased	439,569	—
Payable for fund shares redeemed	140,985	94,075
Due to manager and affiliates	95,727	78,746
Other accrued expenses payable	50,064	17,226
Payable for audit fee	—	27,435
TOTAL LIABILITIES	726,345	217,482
TOTAL NET ASSETS	$210,221,595	$169,504,101
Affiliated investments, at cost	$210,487,533	$164,956,925
Unaffiliated investments, at cost	6,030,357	6,055,147
Standard Class:
Net Assets	$ 2,429,088	$ 1,009,840
Shares Outstanding	257,477	102,889
Net Asset Value Per Share	$ 9.434	$ 9.815
Service Class:
Net Assets	$207,792,507	$168,494,261
Shares Outstanding	22,081,609	17,203,370
Net Asset Value Per Share	$ 9.410	$ 9.794
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$240,313,001	$186,504,571
Distributable earnings/(accumulated loss)	(30,091,406)	(17,000,470)
TOTAL NET ASSETS	$210,221,595	$169,504,101
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–11

LVIP Aggressive Growth Allocation Managed Risk Funds
Statements of Operations
Year Ended December 31, 2022
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
INVESTMENT INCOME:
Dividends from affiliated investments	$ 4,851,465	$ 2,500,481
Dividends from unaffiliated investments	9,921	33,235
	4,861,386	2,533,716
EXPENSES:
Management fees	551,046	442,518
Distribution fees-Service Class	543,805	439,674
Accounting and administration expenses	81,657	77,966
Shareholder servicing fees	63,921	51,332
Professional fees	36,075	31,358
Custodian fees	16,632	10,832
Trustees’ fees and expenses	7,285	5,859
Reports and statements to shareholders	4,190	3,836
Consulting fees	3,509	3,471
Pricing fees	1,379	627
Other	6,546	5,338
	1,316,045	1,072,811
Less:
Management fees waived	(11,021)	(26,551)
Expenses reimbursed	(44,859)	(49,014)
Total operating expenses	1,260,165	997,246
NET INVESTMENT INCOME	3,601,221	1,536,470
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(7,028,080)	(5,049,763)
Sale of unaffiliated investments	210,609	179,960
Distributions from affiliated investment companies	11,061,745	12,867,046
Foreign currencies	(79,330)	—
Futures contracts	(8,967,629)	(7,961,621)
Net realized gain (loss)	(4,802,685)	35,622
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(49,418,196)	(47,492,893)
Foreign currencies	12,798	—
Futures contracts	514,931	875,524
Net change in unrealized appreciation (depreciation)	(48,890,467)	(46,617,369)
NET REALIZED AND UNREALIZED LOSS	(53,693,152)	(46,581,747)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(50,091,931)	$(45,045,277)
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–12

LVIP Aggressive Growth Allocation Managed Risk Funds
Statements of Changes in Net Assets
	LVIP Global Aggressive Growth Allocation Managed Risk Fund		LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
	Year Ended		Year Ended
	12/31/22	12/31/21	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 3,601,221	$ 3,123,681	$ 1,536,470	$ 1,372,816
Net realized gain (loss)	(4,802,685)	7,148,953	35,622	6,726,754
Net change in unrealized appreciation (depreciation)	(48,890,467)	16,191,677	(46,617,369)	19,996,264
Net increase (decrease) in net assets resulting from operations	(50,091,931)	26,464,311	(45,045,277)	28,095,834
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(97,546)	(177,880)	(40,668)	(47,954)
Service Class	(7,650,862)	(11,285,379)	(6,280,176)	(7,154,144)
Return of capital:
Standard Class	(2,621)	—	(1,700)	—
Service Class	(196,834)	—	(262,733)	—
	(7,947,863)	(11,463,259)	(6,585,277)	(7,202,098)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	113,960	589,472	326,074	337,344
Service Class	31,547,760	76,329,644	35,228,227	54,163,070
Reinvestment of dividends and distributions:
Standard Class	100,167	177,880	42,368	47,954
Service Class	7,847,696	11,285,379	6,542,909	7,154,144
	39,609,583	88,382,375	42,139,578	61,702,512
Cost of shares redeemed:
Standard Class	(633,968)	(177,441)	(290,512)	(102,915)
Service Class	(17,742,734)	(21,480,835)	(21,854,557)	(20,897,134)
	(18,376,702)	(21,658,276)	(22,145,069)	(21,000,049)
Increase in net assets derived from capital share transactions	21,232,881	66,724,099	19,994,509	40,702,463
NET INCREASE (DECREASE) IN NET ASSETS	(36,806,913)	81,725,151	(31,636,045)	61,596,199
NET ASSETS:
Beginning of year	247,028,508	165,303,357	201,140,146	139,543,947
End of year	$210,221,595	$247,028,508	$169,504,101	$201,140,146
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–13

LVIP Global Aggressive Growth Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund Standard Class
	Year Ended				11/1/18 [1] to 12/31/18
	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$ 12.214	$ 11.197	$ 10.710	$ 9.502	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.197	0.213	0.166	0.385	0.217
Net realized and unrealized gain (loss)	(2.585)	1.431	0.522	1.274	(0.536)
Total from investment operations	(2.388)	1.644	0.688	1.659	(0.319)
Less dividends and distributions from:
Net investment income	(0.231)	(0.371)	(0.201)	(0.418)	(0.179)
Net realized gain	(0.152)	(0.256)	—	(0.018)	—
Return of capital	(0.009)	—	—	(0.015)	—
Total dividends and distributions	(0.392)	(0.627)	(0.201)	(0.451)	(0.179)
Net asset value, end of period	$ 9.434	$ 12.214	$ 11.197	$ 10.710	$ 9.502
Total return[3]	(19.54%)	14.73%	6.44%	17.46%	(3.18%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 2,429	$ 3,628	$ 2,781	$ 2,092	$ 10
Ratio of expenses to average net assets[4]	0.33%	0.33%	0.33%	0.33%	0.33%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.36%	0.35%	0.39%	0.51%	3.81%
Ratio of net investment income to average net assets	1.88%	1.74%	1.60%	3.71%	13.07%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.85%	1.73%	1.54%	3.53%	9.54%
Portfolio turnover	22%	15%	29%	32%	4%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–14

LVIP Global Aggressive Growth Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund Service Class
	Year Ended				11/1/18 [1] to 12/31/18
	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$ 12.183	$ 11.174	$ 10.694	$ 9.500	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.169	0.182	0.139	0.360	0.209
Net realized and unrealized gain (loss)	(2.576)	1.428	0.519	1.273	(0.533)
Total from investment operations	(2.407)	1.610	0.658	1.633	(0.324)
Less dividends and distributions from:
Net investment income	(0.205)	(0.345)	(0.178)	(0.406)	(0.176)
Net realized gain	(0.152)	(0.256)	—	(0.018)	—
Return of capital	(0.009)	—	—	(0.015)	—
Total dividends and distributions	(0.366)	(0.601)	(0.178)	(0.439)	(0.176)
Net asset value, end of period	$ 9.410	$ 12.183	$ 11.174	$ 10.694	$ 9.500
Total return[3]	(19.74%)	14.45%	6.16%	17.19%	(3.23%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 207,793	$243,401	$162,522	$102,807	$ 8,005
Ratio of expenses to average net assets[4]	0.58%	0.58%	0.58%	0.58%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.61%	0.60%	0.64%	0.76%	4.06%
Ratio of net investment income to average net assets	1.63%	1.49%	1.35%	3.46%	12.82%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.60%	1.48%	1.29%	3.28%	9.34%
Portfolio turnover	22%	15%	29%	32%	4%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–15

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund Standard Class
	Year Ended				11/1/18 [1] to 12/31/18
	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$ 13.047	$ 11.478	$ 10.739	$ 9.503	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.122	0.130	0.126	0.231	0.140
Net realized and unrealized gain (loss)	(2.935)	1.952	0.789	1.513	(0.502)
Total from investment operations	(2.813)	2.082	0.915	1.744	(0.362)
Less dividends and distributions from:
Net investment income	(0.137)	(0.327)	(0.176)	(0.485)	(0.135)
Net realized gain	(0.266)	(0.186)	—	(0.020)	—
Return of capital	(0.016)	—	—	(0.003)	—
Total dividends and distributions	(0.419)	(0.513)	(0.176)	(0.508)	(0.135)
Net asset value, end of period	$ 9.815	$ 13.047	$ 11.478	$ 10.739	$ 9.503
Total return[3]	(21.56%)	18.18%	8.53%	18.34%	(3.61%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 1,010	$ 1,274	$ 865	$ 151	$ 10
Ratio of expenses to average net assets[4]	0.32%	0.32%	0.32%	0.33%	0.33%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.36%	0.36%	0.40%	0.52%	4.24%
Ratio of net investment income to average net assets	1.11%	1.02%	1.20%	2.17%	8.41%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.07%	0.99%	1.12%	1.98%	4.46%
Portfolio turnover	28%	18%	32%	30%	6%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–16

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund Service Class
	Year Ended				11/1/18 [1] to 12/31/18
	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$ 13.019	$ 11.459	$ 10.727	$ 9.502	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.094	0.098	0.100	0.201	0.134
Net realized and unrealized gain (loss)	(2.926)	1.946	0.785	1.517	(0.501)
Total from investment operations	(2.832)	2.044	0.885	1.718	(0.367)
Less dividends and distributions from:
Net investment income	(0.111)	(0.298)	(0.153)	(0.470)	(0.131)
Net realized gain	(0.266)	(0.186)	—	(0.020)	—
Return of capital	(0.016)	—	—	(0.003)	—
Total dividends and distributions	(0.393)	(0.484)	(0.153)	(0.493)	(0.131)
Net asset value, end of period	$ 9.794	$ 13.019	$ 11.459	$ 10.727	$ 9.502
Total return[3]	(21.76%)	17.88%	8.26%	18.07%	(3.65%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 168,494	$199,866	$138,679	$ 84,065	$ 6,604
Ratio of expenses to average net assets[4]	0.57%	0.57%	0.57%	0.58%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.61%	0.61%	0.65%	0.77%	4.49%
Ratio of net investment income to average net assets	0.86%	0.77%	0.95%	1.92%	8.16%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.82%	0.74%	0.87%	1.73%	4.25%
Portfolio turnover	28%	18%	32%	30%	6%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–17

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Global Aggressive Growth Allocation Managed Risk Fund and LVIP U.S. Aggressive Growth Allocation Managed Risk Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment, that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments, and employ an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the LVIP Global Aggressive Growth Allocation Managed Risk Fund and the LVIP U.S. Aggressive Growth Allocation Managed Risk Fund is to seek capital appreciation.
1. Significant Accounting Policies
Each Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation – The Funds value Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2022, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with LVIP Global Aggressive Growth Allocation Managed Risk Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Gains or losses attributable to changes in foreign exchange rates are included in the Statements of Operations under “Net realized gain (loss) on foreign currencies”. The LVIP Global Aggressive Growth Allocation Managed Risk Fund report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Aggressive Growth Allocation Managed Risk Funds–18

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund's investment portfolio, including monitoring of each Fund's investment sub-adviser, and providing certain administrative services to each Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of each Fund's average daily net assets.   This agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
The waiver amount of each Fund’s average daily net assets are as follows:
LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
0.005%	0.015%
LIAC has also contractually agreed to reimburse each Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed certain expense limits. The reimbursement is accrued daily and received monthly. The agreements will continue through at least April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. The expense limits as a percentage of each Fund’s average daily net assets are as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Standard Class	0.325%	0.315%
Service Class	0.575%	0.565%
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. Each Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that each Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2022, LIAC has not recouped any previously reimbursed expenses of the Funds.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
			Expiration Date
	2023	2024	2025	Total
LVIP Global Aggressive Growth Allocation Managed Risk Fund	$77,084	$31,011	$44,859	$ 152,954
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund	$73,874	$35,356	$49,014	$ 158,244
Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Funds' managed risk strategy. For these services, LIAC, not the Funds, pays the Sub-Adviser a fee based on each Fund's average daily net assets.
LVIP Aggressive Growth Allocation Managed Risk Funds–19

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Administrative	$15,693	$12,615
Legal	2,804	2,254
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2022, each Fund had receivables due from and liabilities payable to affiliates as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Expense reimbursement receivable due from LIAC	$ 6,980	$ 5,349
Management fees payable to LIAC	44,137	34,242
Distribution fees payable to LFD	44,516	36,204
Printing and mailing fees payable to Lincoln Life	1,849	4,074
Shareholder servicing fees payable to Lincoln Life	5,225	4,226
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
LVIP Aggressive Growth Allocation Managed Risk Funds–20

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2022, were as follows:
LVIP Global Aggressive Growth Allocation Managed Risk Fund
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-95.60%@
Equity Funds-47.96%@
✧✧‡LVIP Channing Small Cap Value Fund	$ —	$ 1,639,160	$ 105,106	$ 2,348	$ (70,210)	$ 1,466,192	153,786	$ 5,752	$ —
✧✧LVIP Delaware Mid Cap Value Fund	4,975,724	907,603	1,045,274	(26,826)	(614,191)	4,197,036	105,355	60,210	142,651
✧✧LVIP SSGA Large Cap 100 Fund	16,168,452	3,460,464	2,486,668	(463,025)	(2,472,240)	14,206,983	1,189,366	399,583	946,595
✧✧LVIP SSGA Mid-Cap Index Fund	13,039,283	2,941,867	2,097,867	(260,714)	(2,848,143)	10,774,426	944,628	137,248	1,232,783
✧✧LVIP SSGA Nasdaq-100 Index Fund	2,425,423	667,107	331,963	(54,115)	(815,356)	1,891,096	244,264	9,361	31,670
✧✧LVIP SSGA S&P 500 Index Fund	56,949,715	10,991,524	7,001,166	(657,490)	(14,582,131)	45,700,452	2,091,650	672,133	4,269,251
✧✧LVIP SSGA Small-Cap Index Fund	13,142,803	2,572,560	3,557,086	(753,555)	(2,929,232)	8,475,490	310,026	88,833	969,865
✧✧LVIP T. Rowe Price Growth Stock Fund	10,040,649	8,589,247	1,830,682	(709,960)	(6,046,637)	10,042,617	287,581	—	1,789,025
✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	3,953,907	2,506,586	863,371	(308,907)	(1,215,112)	4,073,103	171,290	—	513,369
Fixed Income Funds-19.60%@
✧✧LVIP BlackRock Inflation Protected Bond Fund	8,457,954	1,333,762	3,874,469	(235,271)	(575,870)	5,106,106	572,819	424,345	—
✧✧LVIP Delaware Bond Fund	13,379,077	3,789,614	1,734,599	(336,655)	(1,971,691)	13,125,746	1,148,359	412,184	—
✧✧‡LVIP PIMCO Low Duration Bond Fund	—	3,155,485	28,344	(367)	(35,881)	3,090,893	337,176	49,533	—
✧✧LVIP SSGA Bond Index Fund	9,067,053	1,375,876	1,382,846	(203,031)	(1,178,773)	7,678,279	785,743	173,978	—
✧✧LVIP Western Asset Core Bond Fund	13,415,302	3,050,647	1,630,815	(326,943)	(2,309,792)	12,198,399	1,476,625	385,536	—
Global Equity Fund-1.20%@
✧✧LVIP BlackRock Global Real Estate Fund	3,713,418	785,956	871,564	(174,478)	(927,141)	2,526,191	369,596	35,207	64,031
International Equity Funds-26.84%@
✧✧LVIP Loomis Sayles Global Growth Fund	4,590,801	1,594,374	725,659	(222,899)	(1,269,306)	3,967,311	347,766	14,010	249,057
✧✧LVIP MFS International Growth Fund	13,166,832	3,501,377	1,889,497	(465,041)	(2,481,106)	11,832,565	667,187	129,052	853,448
✧✧LVIP Mondrian International Value Fund	9,695,177	2,066,359	1,367,844	(179,000)	(1,116,153)	9,098,539	637,465	266,492	—
✧✧LVIP SSGA Developed International 150 Fund	5,423,773	1,218,800	1,185,378	(125,419)	(573,585)	4,758,191	674,347	375,310	—
✧✧LVIP SSGA Emerging Markets 100 Fund	1,793,766	436,425	575,460	(31,895)	(264,502)	1,358,334	197,174	146,775	—
✧✧LVIP SSGA Emerging Markets Equity Index Fund	11,695,305	2,210,228	3,657,099	(309,847)	(1,880,147)	8,058,440	846,297	261,414	—
✧✧LVIP SSGA International Index Fund	24,902,030	3,617,344	6,744,967	(1,184,990)	(3,240,997)	17,348,420	1,890,218	804,509	—
Total	$239,996,444	$62,412,365	$44,987,724	$(7,028,080)	$(49,418,196)	$200,974,809		$4,851,465	$11,061,745

@ As a percentage of Net Assets as of December 31, 2022.
✧✧ Standard Class shares.
‡ Issuer was not an investment of the Fund at December 31, 2021.
LVIP Aggressive Growth Allocation Managed Risk Funds–21

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-94.64%@
Equity Funds-74.02%@
✧✧LVIP Baron Growth Opportunities Fund	$ 4,930,034	$ 1,587,385	$ 1,009,353	$ (177,095)	$ (1,404,813)	$ 3,926,158	60,425	$ —	$ 311,141
✧✧‡LVIP Channing Small Cap Value Fund	—	1,990,499	136,375	992	(84,364)	1,770,752	185,730	6,954	—
✧✧LVIP MFS Value Fund	33,148,633	6,727,316	9,965,684	(341,615)	(3,286,313)	26,282,337	517,125	457,235	1,160,696
✧✧LVIP SSGA Mid-Cap Index Fund	6,813,303	1,757,383	1,426,580	(117,410)	(1,482,004)	5,544,692	486,121	70,705	638,519
✧✧LVIP SSGA Nasdaq-100 Index Fund	1,991,841	543,025	302,541	(33,401)	(669,751)	1,529,173	197,516	7,579	25,786
✧✧LVIP SSGA S&P 500 Index Fund	47,475,537	10,792,949	8,957,665	(200,827)	(12,266,866)	36,843,128	1,686,261	542,449	3,519,889
✧✧LVIP SSGA Small-Cap Index Fund	13,121,484	2,898,373	4,095,145	(688,285)	(2,928,820)	8,307,607	303,885	87,169	957,090
✧✧LVIP SSGA Small-Mid Cap 200 Fund	2,923,940	533,986	955,448	(120,970)	(366,388)	2,015,120	188,399	66,014	76,988
✧✧LVIP T. Rowe Price Growth Stock Fund	27,553,166	17,618,087	5,312,400	(1,614,908)	(15,238,937)	23,005,008	658,773	—	4,178,095
✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	7,549,318	3,479,880	1,588,315	(452,805)	(2,322,136)	6,665,942	280,329	—	845,567
✧✧LVIP Wellington SMID Cap Value Fund	11,852,803	3,170,364	3,187,281	(153,641)	(2,114,098)	9,568,147	386,436	75,345	1,111,634
Fixed Income Funds-19.66%@
✧✧LVIP BlackRock Inflation Protected Bond Fund	6,946,556	1,425,798	3,571,758	(200,663)	(470,058)	4,129,875	463,302	343,570	—
✧✧LVIP Delaware Bond Fund	10,569,845	3,467,664	2,070,002	(332,786)	(1,452,215)	10,182,506	890,858	320,107	—
✧✧‡LVIP PIMCO Low Duration Bond Fund	—	2,562,587	33,320	(392)	(28,967)	2,499,908	272,707	40,103	—
✧✧LVIP SSGA Bond Index Fund	8,285,530	1,681,336	1,819,227	(238,466)	(999,474)	6,909,699	707,092	156,736	—
✧✧LVIP Western Asset Core Bond Fund	10,598,447	2,935,996	1,884,516	(312,100)	(1,738,456)	9,599,371	1,162,011	303,713	—
Global Equity Fund-0.96%@
✧✧LVIP BlackRock Global Real Estate Fund	2,440,911	615,315	717,225	(65,391)	(639,233)	1,634,377	239,119	22,802	41,641
Total	$196,201,348	$63,787,943	$47,032,835	$(5,049,763)	$(47,492,893)	$160,413,800		$2,500,481	$12,867,046

@ As a percentage of Net Assets as of December 31, 2022.
✧✧ Standard Class shares.
‡ Issuer was not an investment of the Fund at December 31, 2021.
3. Investments
For the year ended December 31, 2022, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Purchases	$63,134,247	$64,366,278
Sales	45,527,995	47,469,563
LVIP Aggressive Growth Allocation Managed Risk Funds–22

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Cost of investments and derivatives	$224,573,902	$177,052,730
Aggregate unrealized appreciation of investments and derivatives	$ 1,161,025	$ 4,628,828
Aggregate unrealized depreciation of investments and derivatives	(18,608,144)	(15,212,610)
Net unrealized depreciation of investments and derivatives	$ (17,447,119)	$ (10,583,782)
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2022:
Level 1	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Investments:
Assets:
Affiliated Investment Companies	$200,974,809	$160,413,800
Unaffiliated Investment Companies	6,030,357	6,055,147
Total Investments	$207,005,166	$166,468,947
Derivatives:
Assets:
Futures Contracts	$ 841,076	$ 987,585
LVIP Aggressive Growth Allocation Managed Risk Funds–23

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 1	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Derivatives:
Liabilities:
Futures Contracts	$ (190,823)	$ —
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to return of capital distributions    The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the year ended December 31, 2022 was as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Year ended December 31, 2022
Ordinary income	$4,537,636	$2,078,622
Long-term capital gains	3,210,772	4,242,222
Return of capital	199,455	264,433
Total	$7,947,863	$6,585,277
Year ended December 31, 2021
Ordinary income	$8,807,837	$5,739,076
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Capital loss carryforward	$ (6,703,027)	$ (1,968,669)
Other temporary differences	(5,941,260)	(4,448,019)
Net unrealized appreciation	(17,447,119)	(10,583,782)
Distributable earnings/(accumulated loss)	$(30,091,406)	$(17,000,470)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
LVIP Aggressive Growth Allocation Managed Risk Funds–24

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2022, the Funds had the following capital loss carryforwards for federal income tax purposes:
	Post-Enactment Losses (No Expiration)
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Short-Term	$6,703,027	$1,968,669
Long-Term	—	—
Total	$6,703,027	$1,968,669
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund		LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
	Year Ended		Year Ended
	12/31/22	12/31/21	12/31/22	12/31/21
Shares sold:
Standard Class	11,775	48,680	26,981	26,615
Service Class	3,006,617	6,290,806	3,192,607	4,368,317
Shares reinvested:
Standard Class	10,579	14,495	4,275	3,680
Service Class	831,245	922,361	661,615	550,551
	3,860,216	7,276,342	3,885,478	4,949,163
Shares redeemed:
Standard Class	(61,884)	(14,585)	(26,046)	(7,987)
Service Class	(1,735,185)	(1,778,241)	(2,002,296)	(1,669,525)
	(1,797,069)	(1,792,826)	(2,028,342)	(1,677,512)
Net increase	2,063,147	5,483,516	1,857,136	3,271,651
7. Line of Credit
The Funds, along with other funds in the Trust (“Participants”), are participants in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Funds had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–Each Fund may use futures contracts in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge the Funds' existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Funds' investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, each Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, each Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded.
LVIP Aggressive Growth Allocation Managed Risk Funds–25

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2022, each Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; to hedge currency risks associated with the Fund’s investments and as a cash management tool.
Fair values of derivative instruments as of December 31, 2022 were as follows:
LVIP Global Aggressive Growth Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due from broker on futures contracts	$777,560	Variation margin due from broker on futures contracts	$ (19,054)
Futures contracts (Currency contracts)*	Variation margin due from broker on futures contracts	63,516	Variation margin due from broker on futures contracts	(171,769)
Total		$841,076		$(190,823)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(7,262,820)	$ 632,659
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	487,765	(117,728)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(2,192,574)	—
Total		$(8,967,629)	$ 514,931
Fair values of derivative instruments as of December 31, 2022 were as follows:
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due from broker on futures contracts	$987,585	Variation margin due from broker on futures contracts	$—

LVIP Aggressive Growth Allocation Managed Risk Funds–26

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(5,035,653)	$875,524
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(2,925,968)	—
Total		$(7,961,621)	$875,524
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by each Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
	Futures Contracts (Average Notional Value)	Futures Contracts (Average Notional Value)
LVIP Global Aggressive Growth Allocation Managed Risk Fund	$17,689,918	$65,969,708
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund	14,072,763	49,284,596
9. Risk Factors
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
LVIP Aggressive Growth Allocation Managed Risk Funds–27

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
10. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds–28

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Global Aggressive Growth Allocation Managed Risk Fund and LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of LVIP Global Aggressive Growth Allocation Managed Risk Fund and LVIP U.S. Aggressive Growth Allocation Managed Risk Fund (collectively referred to as the “Funds”) (two of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments as of December 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from November 1, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the four years in the period then ended and the period from November 1, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP Aggressive Growth Allocation Managed Risk Funds–29

LVIP Aggressive Growth Allocation Managed Risk Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data and Milliman, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar, Broadridge and Milliman provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Funds are only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for each Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with a risk management strategy using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Underlying Sleeve”). The Board considered that the risk management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Funds’ investments in exchange-traded futures and the resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of each Fund; and (ii) Morningstar comparing the performance of each Fund’s Underlying Sleeve, both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2022. The Board considered complex-wide information provided by Broadridge that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information provided by Broadridge. The Board also considered an impact analysis provided by LIAC of the overlay/cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a custom benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Aggressive Growth Allocation Managed Risk Funds–30

LVIP Aggressive Growth Allocation Managed Risk Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of each Fund's Risk-Management Sleeve to Milliman and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the risk management overlay model. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
The Board reviewed the performance of the Fund. In its review, the Board considered the total return and standard deviation data provided by each of Broadridge comparing the performance of the Fund and Morningstar comparing the performance of the Fund’s Underlying Sleeve to peer group information of funds included in the Morningstar Allocation – 70% to 85% Equity funds category and the Fund’s custom benchmark index, the U.S. Aggressive Growth Blended Composite, and a risk controlled benchmark. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Global Aggressive Growth Allocation Managed Risk Fund
The Board reviewed the performance of the LVIP Global Aggressive Growth Allocation Managed Risk Fund. In its review, the Board considered the total return and standard deviation data provided by each of Broadridge comparing the performance of the Fund and Morningstar comparing the performance of the Fund’s Underlying Sleeve to peer group information of funds included in the Morningstar Allocation – 70% to 85% Equity funds category and the Fund’s custom benchmark index, the Global Aggressive Growth Blended Composite, and a risk controlled benchmark. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. The Board considered that the Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the median net expense ratio (including AFFE) of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
All Funds
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Funds' investors.  The Board considered that LIAC had implemented a partial advisory fee waiver and expense limitation for the Funds through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits.  The Board reviewed materials provided by LIAC as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds.  Lincoln Life serves as the administrator for the Funds for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreements
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of each of the Funds, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement. The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman. It also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
LVIP Aggressive Growth Allocation Managed Risk Funds–31

LVIP Aggressive Growth Allocation Managed Risk Funds
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreements (continued)
Performance. The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model. The Board also considered a presentation by representatives of Milliman regarding the performance of the Funds subadvised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that the services provided by Milliman were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for Milliman. The Board considered that LIAC compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Funds such as favorable publicity in relevant markets.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP Aggressive Growth Allocation Managed Risk Funds–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP Aggressive Growth Allocation Managed Risk Funds–33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP Aggressive Growth Allocation Managed Risk Funds–34

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP Aggressive Growth Allocation Managed Risk Funds–35

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP Aggressive Growth Allocation Managed Risk Funds–36

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Aggressive Growth Allocation Managed Risk Funds–37

LVIP American Allocation Funds
LVIP American Balanced Allocation Fund
LVIP American Growth Allocation Fund
LVIP American Income Allocation Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP American Allocation Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Allocation Funds
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
The LVIP American Balanced Allocation Fund returned (14.63)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its composite benchmark, the Balanced Allocation Composite1, returned (15.00)% and its broad-based benchmark index, the Bloomberg U.S. Aggregate Bond Index2, returned (13.01)%.
The LVIP American Growth Allocation Fund returned (15.66)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its composite benchmark, the Growth Allocation Composite3, returned (15.23)% and its broad-based benchmark index, the S&P 500® Index4, returned (18.11)%.
The LVIP American Income Allocation Fund returned (13.39)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its composite benchmark, the Income Allocation Composite5, returned (14.46)% and its broad-based benchmark index, the Bloomberg U.S. Aggregate Bond Index, returned (13.01)%.
2022 was a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates, and negative returns for most asset classes.
 There was a worldwide inflation surge from mid-2021 to 2022, driven by a rapid recovery of consumer demand amid widespread supply shortages. The effects of the Covid-19 pandemic continued to ease but still contributed to disruptions in global supply chains. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced persistent and structural increases climbing to levels not seen in four decades, with similarly high readings in most other countries. Furthermore, the abrupt Russian invasion of Ukraine exacerbated economic disruptions and supply shortages that added to inflationary pressures and market volatility.
 In order to combat high inflation, the U.S. Federal Reserve (“Fed”), along with other major central banks, had to take drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near-zero rate, the Fed hiked the Fed Funds rate by 4.25% in 2022, which was the fastest pace of rate hikes ever. Out of the five times rates hiked 75bps in the past 30 years, four took place in 2022.  Moreover, these rate hikes coincided with a reversal from quantitative easing to a period of quantitative tightening, which involved the Fed shrinking its $9 trillion balance sheet and reducing market liquidity. As a result, U.S. Treasury yields reversed their long-past-four-decade decline. The 10-year U.S. treasury yield rose sharply from 1.51% at the end of 2021 to 3.88% as of December 31, 2022. The yield spread between the 2-year and 10-year U.S. Treasury also closed the year at –55bps, marking the largest inversion seen since 1981. These dynamics resulted in U.S. fixed-income markets suffering the worst year in history. In 2022, for the first time ever, both the Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index6 posted double digit negative returns of 13.1% (-13.1%) and 12.5% (-12.5%), respectively, which were the worst yearly returns since the inception of those indices in the 1970s. However, despite much higher yields, credit spreads were generally resilient, especially in the second half of the year on the strength of healthy corporate fundamentals.
 After rising for three consecutive years, from the beginning of 2019 to year-end 2021, the S&P 500® Index (total return) doubled and Nasdaq® Composite Index7 more than doubled. This remarkable bull market came to an end in 2022. While earnings growth was positive during the first three quarters of the year, financial conditions continued to tighten and equity market volatility, as indicated by the CBOE Volatility Index8, stayed elevated throughout the year. Sharply rising interest rates diminished the equity risk premium and compressed price multiples. During 2022, domestic equity markets entered the longest and one of the worst bear markets since the Global Financial Crisis of 2008. The S&P 500® Index (total return) returned (18.1%), and the Nasdaq® Composite Index returned (32.4%). Wide dispersion in performance across investment styles and geographies continued throughout 2022. Value-oriented equities, known for their more defensive characteristics, outperformed growth-oriented equities across all market capitalizations.  Within the U.S., mega cap equities suffered the worst declines, followed by more economically sensitive small cap equities.  Developed international equity markets fared slightly better, outperforming domestic equity markets.  However, emerging market equities lagged all other geographies partly fueled by a slowdown in economic activity, highlighted by China’s zero-Covid policy that persisted through much of 2022.
 The LVIP American Allocation Funds operate in a fund of funds structure and are designed to give broad exposure to global equities and fixed income securities by investing in American Funds retail funds.  The American Funds are actively managed funds, whose investment process emphasizes superior stock selection based on bottom up fundamental research.
 The performance of the Funds and their underlying funds were impacted by varied market conditions during 2022, most notably the dispersion of returns between growth and value styles.  During 2022, equity allocations to value-oriented funds generally contributed positively to performance.  Conversely, equity allocations to growth-oriented funds generally detracted as they underperformed their respective equity indexes within the composite benchmark for the year.  The fixed income allocations within the LVIP American Allocation Funds generally contributed to returns in 2022 as the majority of the underlying funds outperformed the fixed income index component of the Funds’ composite benchmark.

LVIP American Allocation Funds–1

LVIP American Allocation Funds
2022 Annual Report Commentary (unaudited) (continued)
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Maria Ma
Mike Hoppe
Jason Forsythe
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
LVIP American Balanced Allocation Fund
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Balanced Allocation Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,264 for the Standard Class shares and to $17,637 for the Service Class shares. For comparison, look at how the Balanced Allocation Composite and Bloomberg U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $18,689 and $11,108, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 14.63%
Five Years	+ 4.41%
Ten Years	+ 6.21%
Service Class Shares
One Year	- 14.92%
Five Years	+ 4.04%
Ten Years	+ 5.84%

LVIP American Allocation Funds–2

LVIP American Allocation Funds
2022 Annual Report Commentary (unaudited) (continued)
LVIP American Growth Allocation Fund
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Growth Allocation Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,246 for the Standard Class shares and to $18,585 for the Service Class shares. For comparison, look at how the Growth Allocation Composite and S&P 500® Index did over the same period. The same $10,000 investment would have increased to $19,593 and $32,655, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 15.66%
Five Years	+ 4.49%
Ten Years	+ 6.77%
Service Class Shares
One Year	- 15.96%
Five Years	+ 4.12%
Ten Years	+ 6.39%
LVIP American Income Allocation Fund
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Income Allocation Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,826 for the Standard Class shares and to $15,281 for the Service Class shares. For comparison, look at how the Income Allocation Composite and Bloomberg U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $16,403 and $11,108, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 13.39%
Five Years	+ 3.41%
Ten Years	+ 4.70%
Service Class Shares
One Year	- 13.70%
Five Years	+ 3.05%
Ten Years	+ 4.33%
1. The Balanced Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Balanced Allocation Composite is constructed as follows: 40% Bloomberg U.S. Aggregate Index, 38% S&P 500® Index and 22% MSCI EAFE® NR Index.
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).

LVIP American Allocation Funds–3

LVIP American Allocation Funds
2022 Annual Report Commentary (unaudited) (continued)
3. The Growth Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Growth Allocation Composite is constructed as follows: 40% S&P 500® Index, 30% MSCI EAFE® NR Index and 30% Bloomberg U.S. Aggregate Bond Index.
4. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
5. The Income Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Income Allocation Composite is constructed as follows: 60% Bloomberg U.S. Aggregate Bond Index, 30% S&P 500® Index and 10% MSCI EAFE® NR Index.
6. The Bloomberg US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The US Treasury Index is a component of the US Aggregate, US Universal, Global Aggregate and Global Treasury Indices. The US Treasury Index has history back to January 1, 1973.
7. The Nasdaq® Composite Index is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq® Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces the order of magnitude of the result.
8. The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.
LVIP American Allocation Funds–4

LVIP American Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers in effect.
LVIP American Balanced Allocation Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,012.90	0.27%	$1.37
Service Class Shares	1,000.00	1,011.20	0.62%	3.14
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.80	0.27%	$1.38
Service Class Shares	1,000.00	1,022.10	0.62%	3.16
LVIP American Growth Allocation Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,018.10	0.27%	$1.37
Service Class Shares	1,000.00	1,016.30	0.62%	3.15
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.80	0.27%	$1.38
Service Class Shares	1,000.00	1,022.10	0.62%	3.16

LVIP American Allocation Funds–5

LVIP American Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
LVIP American Income Allocation Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,001.70	0.30%	$1.51
Service Class Shares	1,000.00	999.80	0.65%	3.28
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.70	0.30%	$1.53
Service Class Shares	1,000.00	1,021.90	0.65%	3.31

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP American Allocation Funds–6

LVIP American Allocation Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
LVIP American Balanced Allocation Fund
Security Type/Sector	Percentage of Net Assets
Investment Companies	100.11%
Asset Allocation Fund	15.33%
Equity Funds	35.09%
Fixed Income Funds	36.75%
Global Equity Fund	3.54%
International Equity Funds	9.40%
Total Investments	100.11%
Liabilities Net of Receivables and Other Assets	(0.11%)
Total Net Assets	100.00%
LVIP American Growth Allocation Fund
Security Type/Sector	Percentage of Net Assets
Investment Companies	100.12%
Asset Allocation Fund	11.27%
Equity Funds	39.20%
Fixed Income Funds	27.78%
Global Equity Fund	4.37%
International Equity Funds	17.50%
Total Investments	100.12%
Liabilities Net of Receivables and Other Assets	(0.12%)
Total Net Assets	100.00%
LVIP American Income Allocation Fund
Security Type/Sector	Percentage of Net Assets
Investment Companies	100.23%
Asset Allocation Fund	14.21%
Equity Funds	24.80%
Fixed Income Funds	56.96%
Global Equity Fund	1.68%
International Equity Funds	2.43%
Money Market Fund	0.15%
Total Investments	100.23%
Liabilities Net of Receivables and Other Assets	(0.23%)
Total Net Assets	100.00%
LVIP American Allocation Funds–7

LVIP American Balanced Allocation Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–100.11%
Asset Allocation Fund–15.33%
✧American Funds®– Capital Income Builder	1,953,985	$ 123,022,898
		123,022,898
Equity Funds–35.09%
✧American Funds®-
American Mutual Fund	2,243,709	108,685,276
Growth Fund of America	1,931,952	95,650,915
Investment Company of America	1,874,368	77,298,936
		281,635,127
Fixed Income Funds–36.75%
✧American Funds®-
Bond Fund of America	13,724,261	156,182,093
Capital World Bond Fund	1,017,706	16,395,252
High-Income Trust	2,694,587	24,412,956
Inflation Linked Bond Fund	2,001,036	18,249,447
Intermediate Bond Fund of America	6,416,922	79,762,340
		295,002,088
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Global Equity Fund–3.54%
✧American Funds®– Smallcap World Fund	488,082	$ 28,421,001
		28,421,001
International Equity Funds–9.40%
✧American Funds®-
EuroPacific Growth Fund	1,336,254	65,516,539
New World Fund	150,074	9,963,394
		75,479,933
Total Investment Companies (Cost $878,079,938)		803,561,047

TOTAL INVESTMENTS–100.11% (Cost $878,079,938)	803,561,047
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.11%)	(882,427)
NET ASSETS APPLICABLE TO 66,318,047 SHARES OUTSTANDING–100.00%	$802,678,620
NET ASSET VALUE PER SHARE–LVIP AMERICAN BALANCED ALLOCATION FUND STANDARD CLASS ($46,216,199 / 3,814,673 Shares)	$12.115
NET ASSET VALUE PER SHARE–LVIP AMERICAN BALANCED ALLOCATION FUND SERVICE CLASS ($756,462,421 / 62,503,374 Shares)	$12.103
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$719,816,182
Distributable earnings/(accumulated loss)	82,862,438
TOTAL NET ASSETS	$802,678,620

✧ Class R-6 shares.
★ Includes $828,032 payable for securities purchased, $490,486 payable for fund shares redeemed, $37,663 other accrued expenses payable, $394,000 due to manager and affiliates and $5,952 due to custodian as of December 31, 2022.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–8

LVIP American Growth Allocation Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–100.12%
Asset Allocation Fund–11.27%
✧American Funds®– Capital Income Builder	1,367,370	$ 86,089,604
		86,089,604
Equity Funds–39.20%
✧American Funds®-
American Mutual Fund	2,537,615	122,922,056
Growth Fund of America	1,770,224	87,643,780
Investment Company of America	2,152,545	88,770,970
		299,336,806
Fixed Income Funds–27.78%
✧American Funds®-
Bond Fund of America	11,041,007	125,646,655
High-Income Trust	1,928,551	17,472,674
Inflation Linked Bond Fund	1,840,854	16,788,590
Intermediate Bond Fund of America	4,199,080	52,194,560
		212,102,479
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Global Equity Fund–4.37%
✧American Funds®– Smallcap World Fund	572,861	$ 33,357,712
		33,357,712
International Equity Funds–17.50%
✧American Funds®-
EuroPacific Growth Fund	2,331,715	114,323,999
New World Fund	290,534	19,288,576
		133,612,575
Total Investment Companies (Cost $849,025,500)		764,499,176

TOTAL INVESTMENTS–100.12% (Cost $849,025,500)	764,499,176
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.12%)	(932,723)
NET ASSETS APPLICABLE TO 61,381,583 SHARES OUTSTANDING–100.00%	$763,566,453
NET ASSET VALUE PER SHARE–LVIP AMERICAN GROWTH ALLOCATION FUND STANDARD CLASS ($38,765,752 / 3,112,998 Shares)	$12.453
NET ASSET VALUE PER SHARE–LVIP AMERICAN GROWTH ALLOCATION FUND SERVICE CLASS ($724,800,701 / 58,268,585 Shares)	$12.439
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$666,581,752
Distributable earnings/(accumulated loss)	96,984,701
TOTAL NET ASSETS	$763,566,453

✧ Class R-6 shares.
★ Includes $618,554 payable for securities purchased, $635,015 payable for fund shares redeemed, $37,250 other accrued expenses payable, $379,668 due to manager and affiliates and $47,755 due to custodian as of December 31, 2022.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–9

LVIP American Income Allocation Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–100.23%
Asset Allocation Fund–14.21%
✧American Funds®– Capital Income Builder	397,098	$ 25,001,303
		25,001,303
Equity Funds–24.80%
✧American Funds®-
American Mutual Fund	262,369	12,709,156
Growth Fund of America	243,986	12,079,765
Investment Company of America	457,281	18,858,251
		43,647,172
Fixed Income Funds–56.96%
✧American Funds®-
Bond Fund of America	5,860,476	66,692,219
Capital World Bond Fund	332,388	5,354,776
High-Income Trust	440,041	3,986,768
Inflation Linked Bond Fund	596,320	5,438,440
Intermediate Bond Fund of America	1,509,681	18,765,332
		100,237,535
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Global Equity Fund–1.68%
✧American Funds®– Smallcap World Fund	50,954	$ 2,967,067
		2,967,067
International Equity Funds–2.43%
✧American Funds®-
EuroPacific Growth Fund	50,907	2,495,957
New World Fund	26,723	1,774,174
		4,270,131
Money Market Fund–0.15%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	263,740	263,740
		263,740
Total Investment Companies (Cost $188,206,865)		176,386,948

TOTAL INVESTMENTS–100.23% (Cost $188,206,865)	176,386,948
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.23%)	(398,652)
NET ASSETS APPLICABLE TO 16,638,915 SHARES OUTSTANDING–100.00%	$175,988,296
NET ASSET VALUE PER SHARE–LVIP AMERICAN INCOME ALLOCATION FUND STANDARD CLASS ($12,139,152 / 1,146,869 Shares)	$10.585
NET ASSET VALUE PER SHARE–LVIP AMERICAN INCOME ALLOCATION FUND SERVICE CLASS ($163,849,144 / 15,492,046 Shares)	$10.576
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$176,161,962
Distributable earnings/(accumulated loss)	(173,666)
TOTAL NET ASSETS	$175,988,296

✧ Class R-6 shares.
★ Includes $537,114 payable for securities purchased, $13,977 payable for fund shares redeemed, $34,333 other accrued expenses payable and $85,649 due to manager and affiliates as of December 31, 2022.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–10

LVIP American Allocation Funds
Statements of Operations
Year Ended December 31, 2022
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
INVESTMENT INCOME:
Dividends	$ 19,726,568	$ 16,444,559	$ 4,894,720
EXPENSES:
Distribution fees-Service Class	2,899,576	2,774,074	630,509
Management fees	2,194,510	2,062,804	479,954
Shareholder servicing fees	254,563	239,285	55,675
Accounting and administration expenses	119,109	114,580	60,030
Professional fees	40,803	39,725	26,565
Trustees’ fees and expenses	29,280	27,495	6,414
Custodian fees	24,752	22,218	9,504
Reports and statements to shareholders	11,797	10,108	4,783
Consulting fees	3,221	3,186	2,774
Pricing fees	476	425	475
Other	16,067	15,177	5,106
	5,594,154	5,309,077	1,281,789
Less:
Management fees waived	(351,122)	(288,792)	(76,793)
Total operating expenses	5,243,032	5,020,285	1,204,996
NET INVESTMENT INCOME	14,483,536	11,424,274	3,689,724
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Sale of affiliated investments	404,639	—	—
Sale of unaffiliated investments	155,449,155	178,988,685	13,059,515
Distributions from unaffiliated investment companies	11,359,281	12,688,826	1,791,969
Net realized gain	167,213,075	191,677,511	14,851,484
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(639,302)	—	—
Unaffiliated investments	(332,828,943)	(356,859,705)	(48,560,538)
Net change in unrealized appreciation (depreciation)	(333,468,245)	(356,859,705)	(48,560,538)
NET REALIZED AND UNREALIZED LOSS	(166,255,170)	(165,182,194)	(33,709,054)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(151,771,634)	$(153,757,920)	$(30,019,330)
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–11

LVIP American Allocation Funds
Statements of Changes in Net Assets
	LVIP American Balanced Allocation Fund		LVIP American Growth Allocation Fund		LVIP American Income Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 14,483,536	$ 12,316,395	$ 11,424,274	$ 10,704,015	$ 3,689,724	$ 2,611,095
Net realized gain	167,213,075	47,734,958	191,677,511	45,525,637	14,851,484	11,501,130
Net change in unrealized appreciation (depreciation)	(333,468,245)	39,324,084	(356,859,705)	40,301,460	(48,560,538)	1,080,213
Net increase (decrease) in net assets resulting from operations	(151,771,634)	99,375,437	(153,757,920)	96,531,112	(30,019,330)	15,192,438
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(3,181,770)	(2,630,331)	(2,313,176)	(1,197,624)	(838,036)	(546,846)
Service Class	(50,330,479)	(42,354,065)	(46,136,411)	(40,158,172)	(11,143,239)	(8,828,942)
	(53,512,249)	(44,984,396)	(48,449,587)	(41,355,796)	(11,981,275)	(9,375,788)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,719,533	6,427,790	16,731,474	9,811,426	3,010,905	2,820,494
Service Class	47,334,241	87,491,993	37,551,406	79,843,454	15,663,405	26,634,355
Reinvestment of dividends and distributions:
Standard Class	3,181,770	2,630,331	2,313,176	1,197,624	838,036	546,846
Service Class	50,330,479	42,354,065	46,136,411	40,158,172	11,143,239	8,828,942
	104,566,023	138,904,179	102,732,467	131,010,676	30,655,585	38,830,637
Cost of shares redeemed:
Standard Class	(5,711,187)	(5,318,548)	(2,688,103)	(2,431,429)	(1,613,925)	(2,990,908)
Service Class	(125,134,671)	(138,081,717)	(113,924,590)	(143,991,333)	(36,414,977)	(37,875,836)
	(130,845,858)	(143,400,265)	(116,612,693)	(146,422,762)	(38,028,902)	(40,866,744)
Decrease in net assets derived from capital share transactions	(26,279,835)	(4,496,086)	(13,880,226)	(15,412,086)	(7,373,317)	(2,036,107)
NET INCREASE (DECREASE) IN NET ASSETS	(231,563,718)	49,894,955	(216,087,733)	39,763,230	(49,373,922)	3,780,543
NET ASSETS:
Beginning of year	1,034,242,338	984,347,383	979,654,186	939,890,956	225,362,218	221,581,675
End of year	$ 802,678,620	$1,034,242,338	$ 763,566,453	$ 979,654,186	$175,988,296	$225,362,218
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–12

LVIP American Balanced Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Balanced Allocation Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 15.250	$ 14.451	$ 13.077	$ 11.823	$ 12.998
Income (loss) from investment operations:
Net investment income[1]	0.264	0.234	0.226	0.265	0.218
Net realized and unrealized gain (loss)	(2.517)	1.294	1.870	1.794	(0.724)
Total from investment operations	(2.253)	1.528	2.096	2.059	(0.506)
Less dividends and distributions from:
Net investment income	(0.262)	(0.373)	(0.262)	(0.323)	(0.263)
Net realized gain	(0.620)	(0.356)	(0.460)	(0.482)	(0.406)
Total dividends and distributions	(0.882)	(0.729)	(0.722)	(0.805)	(0.669)
Net asset value, end of period	$ 12.115	$ 15.250	$ 14.451	$ 13.077	$ 11.823
Total return[2]	(14.63%)	10.63%	16.38%	17.63%	(4.06%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 46,216	$ 56,474	$ 49,888	$ 37,760	$ 30,739
Ratio of expenses to average net assets[3]	0.27%	0.25%	0.26%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.31%	0.30%	0.31%	0.30%	0.30%
Ratio of net investment income to average net assets	1.98%	1.54%	1.70%	2.07%	1.69%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.94%	1.49%	1.65%	2.02%	1.64%
Portfolio turnover	81%	16%	22%	12%	41%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–13

LVIP American Balanced Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Balanced Allocation Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 15.232	$ 14.436	$ 13.069	$ 11.819	$ 12.991
Income (loss) from investment operations:
Net investment income[1]	0.217	0.180	0.179	0.220	0.172
Net realized and unrealized gain (loss)	(2.512)	1.292	1.863	1.790	(0.721)
Total from investment operations	(2.295)	1.472	2.042	2.010	(0.549)
Less dividends and distributions from:
Net investment income	(0.214)	(0.320)	(0.215)	(0.278)	(0.217)
Net realized gain	(0.620)	(0.356)	(0.460)	(0.482)	(0.406)
Total dividends and distributions	(0.834)	(0.676)	(0.675)	(0.760)	(0.623)
Net asset value, end of period	$ 12.103	$ 15.232	$ 14.436	$ 13.069	$ 11.819
Total return[2]	(14.92%)	10.24%	15.97%	17.22%	(4.39%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 756,462	$977,768	$934,459	$871,206	$796,230
Ratio of expenses to average net assets[3]	0.62%	0.60%	0.61%	0.60%	0.60%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.66%	0.65%	0.66%	0.65%	0.65%
Ratio of net investment income to average net assets	1.63%	1.19%	1.35%	1.72%	1.34%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.59%	1.14%	1.30%	1.67%	1.29%
Portfolio turnover	81%	16%	22%	12%	41%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–14

LVIP American Growth Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Growth Allocation Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 15.828	$ 14.945	$ 13.459	$ 12.168	$ 13.632
Income (loss) from investment operations:
Net investment income[1]	0.233	0.229	0.192	0.244	0.210
Net realized and unrealized gain (loss)	(2.740)	1.393	2.057	2.099	(0.856)
Total from investment operations	(2.507)	1.622	2.249	2.343	(0.646)
Less dividends and distributions from:
Net investment income	(0.214)	(0.345)	(0.219)	(0.314)	(0.272)
Net realized gain	(0.654)	(0.394)	(0.544)	(0.738)	(0.546)
Total dividends and distributions	(0.868)	(0.739)	(0.763)	(1.052)	(0.818)
Net asset value, end of period	$ 12.453	$ 15.828	$ 14.945	$ 13.459	$ 12.168
Total return[2]	(15.66%)	10.88%	17.21%	19.61%	(5.00%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 38,766	$ 29,845	$ 20,171	$ 17,758	$ 14,524
Ratio of expenses to average net assets[3]	0.27%	0.25%	0.26%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.31%	0.30%	0.31%	0.30%	0.30%
Ratio of net investment income to average net assets	1.72%	1.45%	1.42%	1.84%	1.55%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.68%	1.40%	1.37%	1.79%	1.50%
Portfolio turnover	85%	15%	19%	12%	44%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–15

LVIP American Growth Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Growth Allocation Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 15.809	$ 14.928	$ 13.450	$ 12.163	$ 13.624
Income (loss) from investment operations:
Net investment income[1]	0.187	0.173	0.145	0.197	0.162
Net realized and unrealized gain (loss)	(2.738)	1.391	2.048	2.095	(0.853)
Total from investment operations	(2.551)	1.564	2.193	2.292	(0.691)
Less dividends and distributions from:
Net investment income	(0.165)	(0.289)	(0.171)	(0.267)	(0.224)
Net realized gain	(0.654)	(0.394)	(0.544)	(0.738)	(0.546)
Total dividends and distributions	(0.819)	(0.683)	(0.715)	(1.005)	(0.770)
Net asset value, end of period	$ 12.439	$ 15.809	$ 14.928	$ 13.450	$ 12.163
Total return[2]	(15.96%)	10.50%	16.79%	19.20%	(5.34%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 724,801	$949,809	$919,720	$859,184	$795,498
Ratio of expenses to average net assets[3]	0.62%	0.60%	0.61%	0.60%	0.60%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.66%	0.65%	0.66%	0.65%	0.65%
Ratio of net investment income to average net assets	1.37%	1.10%	1.07%	1.49%	1.20%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.33%	1.05%	1.02%	1.44%	1.15%
Portfolio turnover	85%	15%	19%	12%	44%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–16

LVIP American Income Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Income Allocation Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 13.143	$ 12.804	$ 11.701	$ 11.012	$ 11.770
Income (loss) from investment operations:
Net investment income[1]	0.261	0.198	0.226	0.267	0.229
Net realized and unrealized gain (loss)	(2.036)	0.745	1.415	1.287	(0.526)
Total from investment operations	(1.775)	0.943	1.641	1.554	(0.297)
Less dividends and distributions from:
Net investment income	(0.275)	(0.409)	(0.281)	(0.286)	(0.258)
Net realized gain	(0.508)	(0.195)	(0.257)	(0.579)	(0.203)
Total dividends and distributions	(0.783)	(0.604)	(0.538)	(0.865)	(0.461)
Net asset value, end of period	$ 10.585	$ 13.143	$ 12.804	$ 11.701	$ 11.012
Total return[2]	(13.39%)	7.39%	14.17%	14.30%	(2.57%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 12,139	$12,452	$ 11,783	$ 10,924	$ 8,626
Ratio of expenses to average net assets[3]	0.30%	0.28%	0.29%	0.28%	0.28%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.34%	0.33%	0.34%	0.33%	0.33%
Ratio of net investment income to average net assets	2.25%	1.49%	1.87%	2.28%	1.95%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.21%	1.44%	1.82%	2.23%	1.90%
Portfolio turnover	91%	18%	25%	17%	31%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–17

LVIP American Income Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Income Allocation Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 13.130	$ 12.793	$ 11.694	$ 11.009	$ 11.764
Income (loss) from investment operations:
Net investment income[1]	0.221	0.151	0.184	0.225	0.188
Net realized and unrealized gain (loss)	(2.034)	0.743	1.411	1.285	(0.525)
Total from investment operations	(1.813)	0.894	1.595	1.510	(0.337)
Less dividends and distributions from:
Net investment income	(0.233)	(0.362)	(0.239)	(0.246)	(0.215)
Net realized gain	(0.508)	(0.195)	(0.257)	(0.579)	(0.203)
Total dividends and distributions	(0.741)	(0.557)	(0.496)	(0.825)	(0.418)
Net asset value, end of period	$ 10.576	$ 13.130	$ 12.793	$ 11.694	$ 11.009
Total return[2]	(13.70%)	7.01%	13.77%	13.90%	(2.91%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 163,849	$212,910	$209,799	$194,599	$178,751
Ratio of expenses to average net assets[3]	0.65%	0.63%	0.64%	0.63%	0.63%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.69%	0.68%	0.69%	0.68%	0.68%
Ratio of net investment income to average net assets	1.90%	1.14%	1.52%	1.93%	1.60%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.86%	1.09%	1.47%	1.88%	1.55%
Portfolio turnover	91%	18%	25%	17%	31%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds–18

LVIP American Allocation Funds
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Funds’ shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in series of the American Funds® family of funds (collectively, the “Underlying Funds”). The Underlying Funds, which are advised by an unaffiliated adviser, invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, each Fund may invest in individual securities, such as money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the LVIP American Balanced Allocation Fund is to seek to have a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
The investment objective of the LVIP American Growth Allocation Fund is to seek to have a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
The investment objective of the LVIP American Income Allocation Fund is to seek to have a high level of current income with some consideration given to growth of capital.
1. Significant Accounting Policies
Each Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation – The Funds value Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2022, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
LVIP American Allocation Funds–19

LVIP American Allocation Funds
Notes to Financial Statements (continued)
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio, and providing certain administrative services to each Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of each Fund's average daily net assets.   Effective January 1, 2022, LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount for LVIP American Growth Allocation Fund is 0.035% and for LVIP American Balanced Allocation Fund and LVIP American Income Allocation Fund is 0.04% of the Fund’s average daily net assets.   This agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   Prior to January 1, 2022, the waiver amount was 0.05% of each Fund's average daily net assets.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Administrative	$63,054	$59,282	$13,782
Legal	11,227	10,549	2,468
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2022, these fees were as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Printing and mailing	$2,270	$1,048	$834
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
LVIP American Allocation Funds–20

LVIP American Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2022, each Fund had liabilities payable to affiliates as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Management fees payable to LIAC	$145,436	$141,528	$31,829
Distribution fees payable to LFD	228,480	219,050	49,424
Shareholder servicing fees payable to Lincoln Life	20,084	19,090	4,396
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2022, were as follows:
LVIP American Balanced Allocation Fund
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-0.00%@
Fixed Income Fund-0.00%@
×,✢American Funds Insurance Series® – Mortgage Fund	$31,194,317	$28,945	$30,988,599	$404,639	$(639,302)	$—	—	$—	$—

@ As a percentage of Net Assets as of December 31, 2022.
× Issuer is no longer an affiliate of the Fund at December 31, 2022.
✢ Class 1 shares.
3. Investments
For the year ended December 31, 2022, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Purchases	$713,794,196	$710,032,472	$175,231,014
Sales	767,650,799	747,657,333	188,865,682
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Cost of investments	$ 888,517,649	$ 858,549,611	$190,884,074
Aggregate unrealized appreciation of investments	$ 26,527,534	$ 25,850,879	$ 5,752,742
Aggregate unrealized depreciation of investments	(111,484,136)	(119,901,313)	(20,249,868)
Net unrealized depreciation of investments	$ (84,956,602)	$ (94,050,434)	$ (14,497,126)
LVIP American Allocation Funds–21

LVIP American Allocation Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2022:
Level 1	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Investments:
Assets:
Investment Companies	$803,561,047	$764,499,176	$176,386,948
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Year ended December 31, 2022
Ordinary income	$14,157,232	$10,170,160	$ 3,689,724
Long-term capital gains	39,355,017	38,279,427	8,291,551
Total	$53,512,249	$48,449,587	$11,981,275
Year ended December 31, 2021
Ordinary income	$22,365,889	$19,260,808	$ 5,593,213
Long-term capital gains	22,618,507	22,094,988	3,782,575
Total	$44,984,396	$41,355,796	$ 9,375,788
LVIP American Allocation Funds–22

LVIP American Allocation Funds
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Undistributed ordinary income	$ 326,304	$ 1,254,114	$ —
Undistributed long-term capital gains	167,492,737	189,781,020	14,323,459
Other temporary differences	(1)	1	1
Net unrealized depreciation	(84,956,602)	(94,050,434)	(14,497,126)
Distributable earnings/(accumulated loss)	$ 82,862,438	$ 96,984,701	$ (173,666)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
At December 31, 2022, the Funds had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP American Balanced Allocation Fund		LVIP American Growth Allocation Fund		LVIP American Income Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Shares sold:
Standard Class	272,914	427,988	1,234,433	615,069	259,332	212,379
Service Class	3,533,063	5,795,983	2,721,753	5,076,481	1,372,865	2,013,891
Shares reinvested:
Standard Class	265,446	171,807	189,346	75,320	79,264	41,347
Service Class	4,213,327	2,772,493	3,793,940	2,529,906	1,056,590	668,308
	8,284,750	9,168,271	7,939,472	8,296,776	2,768,051	2,935,925
Shares redeemed:
Standard Class	(426,947)	(348,813)	(196,358)	(154,496)	(139,173)	(226,512)
Service Class	(9,434,604)	(9,106,994)	(8,328,378)	(9,134,361)	(3,152,554)	(2,866,783)
	(9,861,551)	(9,455,807)	(8,524,736)	(9,288,857)	(3,291,727)	(3,093,295)
Net decrease	(1,576,801)	(287,536)	(585,264)	(992,081)	(523,676)	(157,370)
7. Line of Credit
The Funds, along with other funds in the Trust (“Participants”), are participants in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Funds had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
LVIP American Allocation Funds–23

LVIP American Allocation Funds
Notes to Financial Statements (continued)
9. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP American Allocation Funds–24

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund, and LVIP American Income Allocation Fund
Opinion on the Financial Statements
We have audited the accompanying statements of net assets of LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund (collectively referred to as the “Funds”) (three of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP American Allocation Funds–25

LVIP American Allocation Funds
Other Fund Information (unaudited)
Approval of Investment Management Agreement
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life and Morningstar provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information, and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Funds are only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement for each Fund. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the performance of the underlying funds. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board reviewed the LVIP American Balanced Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Balanced Allocation Composite). The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the return of the benchmark index for the one-year period and above the return of the Morningstar peer group median and below the return of the benchmark index for the three-, five- and ten-year periods. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP American Growth Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Growth Allocation Composite). The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-year period and above the return of the Morningstar peer group median and below the return of the benchmark index for the three-, five- and ten-year periods. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP American Income Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and a custom index (Income Allocation Composite). The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the return of the benchmark index for the one-year
LVIP American Allocation Funds–26

LVIP American Allocation Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
period, above the return of the Morningstar peer group median and the same as the return of the benchmark index for the three-year period and above the return of the Morningstar peer group median and below the return of the benchmark index for the five- and ten-year periods. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for each Fund. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2023. The Board noted that the net investment management fee for the LVIP American Balanced Allocation Fund, giving effect to the advisory fee waiver, was the same as the median net investment management fee of the Fund’s respective Morningstar peer group. The Board noted that the net investment management fee for the LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund, giving effect to the advisory fee waiver, was higher than the median net investment management fee of each Fund’s respective Morningstar peer group and that the net expense ratio (plus acquired fund fees and expenses (“AFFE”)) for both Funds was lower than the net expense ratio (including AFFE) of the respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds, for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.
LVIP American Allocation Funds–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP American Allocation Funds–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP American Allocation Funds–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP American Allocation Funds–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP American Allocation Funds–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP American Allocation Funds–32

LVIP American Century Select Mid Cap Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP American Century Select Mid Cap Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Century Select Mid Cap Managed Volatility Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: American Century Investment Management, Inc.
Schroder Investment Management North America Inc.
The Fund returned (7.40%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the Russell Midcap® Value Index1, returned (12.03%).
For the 12 months, U.S. equities endured a difficult year amid worries about a potential recession, rapidly rising interest rates and inflation and an energy crisis resulting from the war in Europe.
One reason for stocks’ difficulty was that slower growth and rising inflation hurt corporate earnings. Data provider FactSet forecasted a 2.8% year-over-year decline in blended fourth-quarter earnings for S&P 500® Index2 companies, a good proxy for the state of Corporate America.
In that environment, mid-cap stocks held up better than large- and small-cap stocks, but all endured double-digit losses as measured by the Russell family of indices. In terms of returns by style, value stocks significantly outperformed growth across all capitalization ranges.
The portfolio declined in absolute terms but held up better than the benchmark. In such a difficult period for equities, only a handful of sectors contributed positively to absolute performance. The best-performing segment was the comparatively small energy sector. The sector that contributed most to absolute performance (return times weight) was consumer staples, led by holdings in the food products industry.
At the other end of the spectrum, information technology was the leading detractor from absolute performance by far. In what was a very challenging year for growth-oriented equities, the software and information technology services industries detracted most from total returns.
The key contribution to relative performance versus the benchmark came from stock selection decisions in the health care sector. Positioning in the biotechnology industry contributed the most, led by a stake in Sarepta Therapeutics.
At the other end of the spectrum, an underweight allocation to the energy sector hurt relative performance the most. The Fund holds a limited number of stocks in the sector and remain focused on companies that we view as having attractive upside, solid balance sheets and strong management teams.
Key relative contributors were LPL Financial Holdings and Sarepta Therapeutics. LPL is the largest broker-dealer in the country with more than 20,000 financial advisors. It benefited as short-term rates increased in 2022. That’s because its large cash sweep assets allow it to earn a spread on rate increases. Sarepta Therapeutics, a biotechnology company, announced its intent to file for accelerated approval for its gene therapy that treats a rare neuromuscular disease. Investors had anticipated a regular approval, which would have a longer timeline.
Key relative detractors were Match Group and F5. Match Group, an online dating company, reported quarterly earnings and guidance that were below expectations, causing a sharp sell-off. The problem related primarily to Tinder, its biggest dating app. With a new CEO at Match and a recently replaced Tinder management team, investors wondered whether Tinder is fixable and whether the online dating category is more saturated than previously thought. Shares for F5, an application services company, underperformed due to initial signs of an information technology spending slowdown in Europe. F5’s fiscal year 2023 guidance beat expectations, but the company predicted lower software growth than it originally expected.
This Fund utilizes a volatility management overlay. Due to a difficult market environment with high equity and cross-asset volatility and repeated V-shaped markets, the risk management overlay of the Fund reduced Fund volatility meaningfully but had a negative impact on relative performance in 2022.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Michael Hoppe
Alex Zeng
American Century Investment
Management, Inc.:	Rob Brookby
Michael Liss
Nathan Rawlins
Kevin Toney
Brian Woglom
Nalin Yogasundram
Schroder Investment Management
North America Inc.:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP American Century Select Mid Cap Managed Volatility Fund–1

LVIP American Century Select Mid Cap Managed Volatility Fund
2022 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 1/2/14 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Century Select Mid Cap Managed Volatility Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,852 for the Standard Class shares and to $19,240 for the Service Class shares. For comparison, look at how the Russell Midcap® Value Index did over the same period. The same $10,000 investment would have increased to $19,626. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 7.40%
Five Years	+ 6.18%
Inception (1/2/14)	+ 7.92%
Service Class Shares
One Year	- 7.73%
Five Years	+ 5.81%
Inception (1/2/14)	+ 7.55%
1. The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth value.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP American Century Select Mid Cap Managed Volatility Fund–2

LVIP American Century Select Mid Cap Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,069.60	0.84%	$4.38
Service Class Shares	1,000.00	1,067.60	1.19%	6.20
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.10	0.84%	$4.28
Service Class Shares	1,000.00	1,019.30	1.19%	6.06

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP American Century Select Mid Cap Managed Volatility Fund–3

LVIP American Century Select Mid Cap Managed Volatility Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	92.33%
Aerospace & Defense	1.65%
Airlines	1.27%
Auto Components	2.07%
Banks	4.79%
Beverages	0.36%
Biotechnology	1.19%
Building Products	1.15%
Capital Markets	6.32%
Chemicals	1.99%
Commercial Services & Supplies	0.61%
Communications Equipment	2.05%
Construction & Engineering	0.81%
Containers & Packaging	2.61%
Electric Utilities	3.81%
Electrical Equipment	3.75%
Electronic Equipment, Instruments & Components	1.86%
Energy Equipment & Services	0.74%
Entertainment	0.60%
Equity Real Estate Investment Trusts	6.53%
Food & Staples Retailing	1.43%
Food Products	2.81%
Gas Utilities	1.70%
Health Care Equipment & Supplies	5.67%
Health Care Providers & Services	5.80%
Health Care Technology	0.28%
Hotels, Restaurants & Leisure	2.08%
Household Products	1.12%
Insurance	4.52%
Interactive Media & Services	0.17%
Internet & Direct Marketing Retail	0.20%
IT Services	1.37%
Life Sciences Tools & Services	1.49%
Machinery	2.80%
Media	1.73%
Multiline Retail	1.21%
Multi-Utilities	1.22%
Oil, Gas & Consumable Fuels	3.07%
Paper & Forest Products	0.09%
Pharmaceuticals	0.11%
Professional Services	0.58%
Road & Rail	0.95%
Semiconductors & Semiconductor Equipment	1.61%
Software	2.16%
Specialty Retail	1.19%
Technology Hardware, Storage & Peripherals	0.63%
Security Type/Sector	Percentage of Net Assets
Textiles, Apparel & Luxury Goods	0.42%
Thrifts & Mortgage Finance	0.31%
Trading Companies & Distributors	1.45%
Preferred Stock	0.77%
Exchange-Traded Fund	0.89%
Money Market Fund	5.42%
Total Investments	99.41%
Receivables and Other Assets Net of Liabilities	0.59%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Zimmer Biomet Holdings, Inc.	2.31%
Northern Trust Corp.	2.08%
Bank of New York Mellon Corp.	1.94%
Edison International	1.63%
Allstate Corp.	1.62%
Spire, Inc.	1.50%
Koninklijke Ahold Delhaize NV	1.43%
Oshkosh Corp.	1.41%
Conagra Brands, Inc.	1.39%
Truist Financial Corp.	1.29%
Total	16.60%

IT–Information Technology

LVIP American Century Select Mid Cap Managed Volatility Fund–4

LVIP American Century Select Mid Cap Managed Volatility Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
COMMON STOCK–92.33%
Aerospace & Defense–1.65%
†CAE, Inc.	30,219	$ 584,517
Curtiss-Wright Corp.	9,890	1,651,531
HEICO Corp.	8,140	1,250,629
Huntington Ingalls Industries, Inc.	20,001	4,613,831
		8,100,508
Airlines–1.27%
†Southwest Airlines Co.	184,667	6,217,738
		6,217,738
Auto Components–2.07%
†Aptiv PLC	24,989	2,327,226
BorgWarner, Inc.	141,686	5,702,861
Cie Generale des Etablissements Michelin SCA	75,938	2,112,263
		10,142,350
Banks–4.79%
First Hawaiian, Inc.	220,815	5,750,023
Prosperity Bancshares, Inc.	67,167	4,881,698
†SVB Financial Group	4,325	995,355
Truist Financial Corp.	146,945	6,323,043
U.S. Bancorp	89,218	3,890,797
Westamerica BanCorp	27,754	1,637,764
		23,478,680
Beverages–0.36%
†Celsius Holdings, Inc.	17,026	1,771,385
		1,771,385
Biotechnology–1.19%
†Alnylam Pharmaceuticals, Inc.	5,217	1,239,820
†Cytokinetics, Inc.	12,310	564,044
†Horizon Therapeutics PLC	6,049	688,376
†IVERIC bio, Inc.	22,880	489,861
†Neurocrine Biosciences, Inc.	11,585	1,383,712
†Sarepta Therapeutics, Inc.	11,529	1,493,928
		5,859,741
Building Products–1.15%
Cie de Saint-Gobain	79,385	3,879,229
Trane Technologies PLC	10,524	1,768,979
		5,648,208
Capital Markets–6.32%
Ameriprise Financial, Inc.	4,628	1,441,020
Ares Management Corp. Class A	18,638	1,275,585
Bank of New York Mellon Corp.	209,103	9,518,369
LPL Financial Holdings, Inc.	6,188	1,337,660
MSCI, Inc.	3,729	1,734,619
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
Northern Trust Corp.	115,421	$ 10,213,604
T Rowe Price Group, Inc.	50,424	5,499,241
		31,020,098
Chemicals–1.99%
Akzo Nobel NV	59,558	3,988,440
Albemarle Corp.	1,075	233,125
Avient Corp.	25,238	852,035
†Axalta Coating Systems Ltd.	136,690	3,481,494
Element Solutions, Inc.	66,291	1,205,833
		9,760,927
Commercial Services & Supplies–0.61%
Republic Services, Inc.	23,275	3,002,242
		3,002,242
Communications Equipment–2.05%
†Arista Networks, Inc.	23,896	2,899,779
†F5, Inc.	28,710	4,120,172
Juniper Networks, Inc.	94,734	3,027,699
		10,047,650
Construction & Engineering–0.81%
Vinci SA	39,626	3,957,141
		3,957,141
Containers & Packaging–2.61%
Amcor PLC	293,318	3,493,417
Avery Dennison Corp.	7,326	1,326,006
Packaging Corp. of America	46,090	5,895,372
Sonoco Products Co.	34,480	2,093,281
		12,808,076
Electric Utilities–3.81%
Duke Energy Corp.	39,467	4,064,706
Edison International	125,879	8,008,422
Evergy, Inc.	27,918	1,756,880
Eversource Energy	21,799	1,827,628
Pinnacle West Capital Corp.	40,010	3,042,361
		18,699,997
Electrical Equipment–3.75%
AMETEK, Inc.	12,146	1,697,039
†Atkore, Inc.	14,412	1,634,609
Eaton Corp. PLC	3,661	574,594
Emerson Electric Co.	56,162	5,394,922
Legrand SA	37,129	2,973,700
nVent Electric PLC	120,784	4,646,560
†Plug Power, Inc.	14,841	183,583
Regal Rexnord Corp.	10,764	1,291,465
		18,396,472
Electronic Equipment, Instruments & Components–1.86%
Cognex Corp.	24,911	1,173,557
LVIP American Century Select Mid Cap Managed Volatility Fund–5

LVIP American Century Select Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
Corning, Inc.	44,150	$ 1,410,151
†Keysight Technologies, Inc.	15,231	2,605,567
TE Connectivity Ltd.	34,403	3,949,465
		9,138,740
Energy Equipment & Services–0.74%
Baker Hughes Co.	123,011	3,632,515
		3,632,515
Entertainment–0.60%
Electronic Arts, Inc.	15,932	1,946,572
†ROBLOX Corp. Class A	6,892	196,146
†Spotify Technology SA	9,966	786,816
		2,929,534
Equity Real Estate Investment Trusts–6.53%
Equinix, Inc.	6,820	4,467,305
Essex Property Trust, Inc.	18,696	3,962,056
Healthpeak Properties, Inc.	216,880	5,437,181
Public Storage	11,310	3,168,949
Realty Income Corp.	82,286	5,219,401
Regency Centers Corp.	74,911	4,681,937
Rexford Industrial Realty, Inc.	16,492	901,123
VICI Properties, Inc.	33,039	1,070,464
Weyerhaeuser Co.	33,376	1,034,656
WP Carey, Inc.	26,739	2,089,653
		32,032,725
Food & Staples Retailing–1.43%
Koninklijke Ahold Delhaize NV	243,714	7,002,114
		7,002,114
Food Products–2.81%
Conagra Brands, Inc.	176,425	6,827,648
Hershey Co.	13,107	3,035,188
J M Smucker Co.	24,772	3,925,371
		13,788,207
Gas Utilities–1.70%
Atmos Energy Corp.	8,578	961,336
Spire, Inc.	107,136	7,377,385
		8,338,721
Health Care Equipment & Supplies–5.67%
Baxter International, Inc.	36,834	1,877,429
Becton Dickinson & Co.	6,333	1,610,482
DENTSPLY SIRONA, Inc.	79,971	2,546,276
†Dexcom, Inc.	18,807	2,129,705
Embecta Corp.	103,255	2,611,319
†Envista Holdings Corp.	51,955	1,749,325
†Hologic, Inc.	25,380	1,898,678
†IDEXX Laboratories, Inc.	5,078	2,071,621
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
Zimmer Biomet Holdings, Inc.	88,724	$ 11,312,310
		27,807,145
Health Care Providers & Services–5.80%
AmerisourceBergen Corp.	28,560	4,732,678
Cardinal Health, Inc.	22,898	1,760,169
HCA Healthcare, Inc.	4,257	1,021,510
†Henry Schein, Inc.	75,693	6,045,600
Laboratory Corp. of America Holdings	17,549	4,132,438
Quest Diagnostics, Inc.	29,732	4,651,274
†R1 RCM, Inc.	38,968	426,700
Universal Health Services, Inc. Class B	40,247	5,670,400
		28,440,769
Health Care Technology–0.28%
†Veeva Systems, Inc. Class A	8,518	1,374,635
		1,374,635
Hotels, Restaurants & Leisure–2.08%
†Airbnb, Inc. Class A	15,971	1,365,520
†Chipotle Mexican Grill, Inc.	1,769	2,454,470
Hilton Worldwide Holdings, Inc.	22,998	2,906,027
Sodexo SA	36,226	3,469,865
		10,195,882
Household Products–1.12%
Kimberly-Clark Corp.	40,578	5,508,463
		5,508,463
Insurance–4.52%
Aflac, Inc.	34,506	2,482,362
Allstate Corp.	58,778	7,970,297
Chubb Ltd.	4,626	1,020,495
Hanover Insurance Group, Inc.	21,952	2,966,374
Reinsurance Group of America, Inc.	30,086	4,274,920
Willis Towers Watson PLC	14,149	3,460,562
		22,175,010
Interactive Media & Services–0.17%
†Match Group, Inc.	20,407	846,686
		846,686
Internet & Direct Marketing Retail–0.20%
†Chewy, Inc. Class A	14,918	553,159
†Etsy, Inc.	3,641	436,119
		989,278
IT Services–1.37%
Amdocs Ltd.	45,328	4,120,315

LVIP American Century Select Mid Cap Managed Volatility Fund–6

LVIP American Century Select Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
†Cloudflare, Inc. Class A	24,173	$ 1,092,861
†EPAM Systems, Inc.	4,616	1,512,848
		6,726,024
Life Sciences Tools & Services–1.49%
Agilent Technologies, Inc.	11,264	1,685,657
†Avantor, Inc.	41,032	865,365
Bio-Techne Corp.	14,928	1,237,233
†IQVIA Holdings, Inc.	9,596	1,966,124
†Mettler-Toledo International, Inc.	1,084	1,566,868
		7,321,247
Machinery–2.80%
Cummins, Inc.	8,685	2,104,289
Graco, Inc.	13,283	893,414
IMI PLC	180,122	2,804,730
Oshkosh Corp.	78,416	6,915,507
Parker-Hannifin Corp.	3,573	1,039,743
		13,757,683
Media–1.73%
Fox Corp. Class B	148,000	4,210,600
Omnicom Group, Inc.	38,419	3,133,838
†Trade Desk, Inc. Class A	25,352	1,136,530
		8,480,968
Multiline Retail–1.21%
†Dollar Tree, Inc.	41,790	5,910,778
		5,910,778
Multi-Utilities–1.22%
NorthWestern Corp.	100,631	5,971,444
		5,971,444
Oil, Gas & Consumable Fuels–3.07%
Devon Energy Corp.	21,538	1,324,802
Diamondback Energy, Inc.	17,812	2,436,325
Enterprise Products Partners LP	191,121	4,609,839
EQT Corp.	55,003	1,860,752
Excelerate Energy, Inc. Class A	17,868	447,594
Hess Corp.	21,087	2,990,558
Phillips 66	13,563	1,411,637
		15,081,507
Paper & Forest Products–0.09%
Mondi PLC	25,627	436,688
		436,688
Pharmaceuticals–0.11%
†Catalent, Inc.	12,189	548,627
		548,627
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Professional Services–0.58%
Jacobs Solutions, Inc.	14,054	$ 1,687,464
Verisk Analytics, Inc.	6,604	1,165,077
		2,852,541
Road & Rail–0.95%
Heartland Express, Inc.	168,942	2,591,570
†Lyft, Inc. Class A	29,192	321,696
Norfolk Southern Corp.	7,126	1,755,989
		4,669,255
Semiconductors & Semiconductor Equipment–1.61%
Applied Materials, Inc.	17,177	1,672,696
†Enphase Energy, Inc.	5,313	1,407,733
Marvell Technology, Inc.	14,814	548,711
Monolithic Power Systems, Inc.	3,127	1,105,738
Teradyne, Inc.	36,480	3,186,528
		7,921,406
Software–2.16%
†Cadence Design Systems, Inc.	22,719	3,649,580
†Datadog, Inc. Class A	18,248	1,341,228
†DocuSign, Inc.	6,359	352,416
†HubSpot, Inc.	4,721	1,364,983
†Manhattan Associates, Inc.	15,622	1,896,511
†Palo Alto Networks, Inc.	14,242	1,987,328
		10,592,046
Specialty Retail–1.19%
Advance Auto Parts, Inc.	31,108	4,573,809
†Burlington Stores, Inc.	3,404	690,195
†Five Below, Inc.	3,196	565,277
		5,829,281
Technology Hardware, Storage & Peripherals–0.63%
HP, Inc.	115,440	3,101,873
		3,101,873
Textiles, Apparel & Luxury Goods–0.42%
†Lululemon Athletica, Inc.	6,355	2,036,015
		2,036,015
Thrifts & Mortgage Finance–0.31%
Capitol Federal Financial, Inc.	172,816	1,494,858
		1,494,858
Trading Companies & Distributors–1.45%
†Beacon Roofing Supply, Inc.	38,216	2,017,423

LVIP American Century Select Mid Cap Managed Volatility Fund–7

LVIP American Century Select Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Trading Companies & Distributors (continued)
MSC Industrial Direct Co., Inc. Class A	62,636	$ 5,117,361
		7,134,784
Total Common Stock (Cost $420,575,978)		452,978,662
PREFERRED STOCK–0.77%
Henkel AG & Co. KGaA 2.84%	54,389	3,785,509
Total Preferred Stock (Cost $3,532,100)		3,785,509

EXCHANGE-TRADED FUND–0.89%
iShares Russell Mid-Cap Value ETF	41,535	4,375,297
Total Exchange-Traded Fund (Cost $4,093,898)		4,375,297
	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–5.42%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 4.12%)	26,597,457	$ 26,597,457
Total Money Market Fund (Cost $26,597,457)		26,597,457

TOTAL INVESTMENTS–99.41% (Cost $454,799,433)	487,736,925
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.59%	2,876,672
NET ASSETS APPLICABLE TO 37,354,954 SHARES OUTSTANDING–100.00%	$490,613,597
NET ASSET VALUE PER SHARE–LVIP AMERICAN CENTURY SELECT MID CAP MANAGED VOLATILITY FUND STANDARD CLASS ($19,850 / 1,509 Shares)	$13.156
NET ASSET VALUE PER SHARE–LVIP AMERICAN CENTURY SELECT MID CAP MANAGED VOLATILITY FUND SERVICE CLASS ($490,593,747 / 37,353,445 Shares)	$13.134
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$433,637,692
Distributable earnings/(accumulated loss)	56,975,905
TOTAL NET ASSETS	$490,613,597

† Non-income producing.
★ Includes $1,477,727 cash collateral held at broker for futures contracts, $26,867 payable for securities purchased, $259,916 payable for fund shares redeemed, $73,056 other accrued expenses payable, $476,776 due to manager and affiliates and $94,217 variation margin due to broker on futures contracts as of December 31, 2022.
LVIP American Century Select Mid Cap Managed Volatility Fund–8

LVIP American Century Select Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2022:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BOA	GBP	(2,655,689)	USD	3,237,616	3/31/23	$19,862	$ —
BOA	GBP	77,921	USD	(94,941)	3/31/23	—	(529)
BOA	GBP	247,673	USD	(299,249)	3/31/23	843	—
GSI	CAD	(733,301)	USD	536,352	3/31/23	—	(5,638)
GSI	CAD	37,871	USD	(27,913)	3/31/23	78	—
GSI	CAD	(17,678)	USD	13,069	3/31/23	3	—
JPMC	EUR	(25,058,823)	USD	26,829,320	3/31/23	—	(162,728)
UBS	NOK	(2,327,788)	USD	235,942	3/31/23	—	(2,618)
UBS	NOK	2,327,788	USD	(237,001)	3/31/23	1,558	—
Total Foreign Currency Exchange Contracts						$22,344	$(171,513)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
11	British Pound	$ 830,775	$ 835,106	3/13/23	$ —	$ (4,331)
10	Euro	1,344,250	1,333,820	3/13/23	10,429	—
11	Japanese Yen	1,059,713	1,043,594	3/13/23	16,121	—
					26,550	(4,331)
Equity Contracts:
26	E-mini S&P 500 Index	5,019,300	5,090,024	3/17/23	—	(70,724)
56	E-mini S&P MidCap 400 Index	13,678,560	13,764,843	3/17/23	—	(86,283)
33	Euro STOXX 50 Index	1,337,045	1,372,787	3/17/23	—	(35,742)
9	FTSE 100 Index	812,342	815,758	3/17/23	—	(3,416)
5	Nikkei 225 Index (OSE)	993,602	1,023,582	3/9/23	—	(29,983)
					—	(226,148)
Total Futures Contracts					$26,550	$(230,479)
The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022.

Summary of Abbreviations:
BOA–Bank of America
CAD–Canadian Dollar
ETF–Exchange-Traded Fund
EUR–Euro
FTSE–Financial Times Stock Exchange
GBP–British Pound Sterling
GSI–Goldman Sachs International
IT–Information Technology
JPMC–JPMorgan Chase
NOK–Norwegian Krone
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
USD–United States Dollar
See accompanying notes, which are an integral part of the financial statements.
LVIP American Century Select Mid Cap Managed Volatility Fund–9

LVIP American Century Select Mid Cap Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends	$ 11,147,013
Foreign taxes withheld	(125,727)
11,021,286
EXPENSES:
Management fees	3,908,534
Distribution fees-Service Class	1,823,913
Accounting and administration expenses	154,435
Shareholder servicing fees	151,130
Custodian fees	57,064
Professional fees	47,157
Trustees’ fees and expenses	17,200
Reports and statements to shareholders	16,237
Pricing fees	7,373
Consulting fees	3,671
Other	14,688
6,201,402
Less:
Management fees waived	(26,057)
Total operating expenses	6,175,345
NET INVESTMENT INCOME	4,845,941
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	37,310,946
Foreign currencies	(14,096)
Foreign currency exchange contracts	2,046,086
Futures contracts	(4,343,541)
Net realized gain	34,999,395
Net change in unrealized appreciation (depreciation) of:
Investments	(84,148,381)
Foreign currencies	(953)
Foreign currency exchange contracts	167,645
Futures contracts	(590,225)
Net change in unrealized appreciation (depreciation)	(84,571,914)
NET REALIZED AND UNREALIZED LOSS	(49,572,519)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(44,726,578)
See accompanying notes, which are an integral part of the financial statements.
LVIP American Century Select Mid Cap Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 4,845,941	$ 3,245,133
Net realized gain	34,999,395	74,853,189
Net change in unrealized appreciation (depreciation)	(84,571,914)	29,607,516
Net increase (decrease) in net assets resulting from operations	(44,726,578)	107,705,838
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(2,140)	(740)
Service Class	(52,897,546)	(18,609,407)
	(52,899,686)	(18,610,147)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class	18,457,489	24,134,840
Reinvestment of dividends and distributions:
Standard Class	2,140	740
Service Class	52,897,546	18,609,407
	71,357,175	42,744,987
Cost of shares redeemed:
Service Class	(77,088,358)	(80,495,818)
	(77,088,358)	(80,495,818)
Decrease in net assets derived from capital share transactions	(5,731,183)	(37,750,831)
NET INCREASE (DECREASE) IN NET ASSETS	(103,357,447)	51,344,860
NET ASSETS:
Beginning of year	593,971,044	542,626,184
End of year	$ 490,613,597	$593,971,044
See accompanying notes, which are an integral part of the financial statements.
LVIP American Century Select Mid Cap Managed Volatility Fund–10

LVIP American Century Select Mid Cap Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Century Select Mid Cap Managed Volatility Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20 [1]	12/31/19 [2]	12/31/18
Net asset value, beginning of period	$ 15.994	$ 13.667	$ 14.029	$ 11.749	$ 13.801
Income (loss) from investment operations:
Net investment income[3]	0.186	0.144	0.137	0.199	0.154
Net realized and unrealized gain (loss)	(1.457)	2.755	0.442	3.034	(1.532)
Total from investment operations	(1.271)	2.899	0.579	3.233	(1.378)
Less dividends and distributions from:
Net investment income	(0.289)	(0.206)	(0.084)	(0.440)	(0.156)
Net realized gain	(1.278)	(0.366)	(0.803)	(0.513)	(0.518)
Return of capital	—	—	(0.054)	—	—
Total dividends and distributions	(1.567)	(0.572)	(0.941)	(0.953)	(0.674)
Net asset value, end of period	$ 13.156	$ 15.994	$ 13.667	$ 14.029	$ 11.749
Total return[4]	(7.40%)	21.22%	5.16%	27.80%	(10.53%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 20	$ 21	$ 18	$ 17	$ 13
Ratio of expenses to average net assets[5]	0.83%	0.82%	0.87%	0.60%	0.06%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.84%	0.83%	0.87%	0.83%	0.82%
Ratio of net investment income to average net assets	1.29%	0.92%	1.09%	1.47%	1.12%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.28%	0.91%	1.09%	1.23%	0.36%
Portfolio turnover	71%	51%	86%	58%	5%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective May 1, 2019, American Century Investment Management, Inc. is responsible for the day-to-day management of the Fund’s investment portfolio, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invested prior to May 1, 2019.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Century Select Mid Cap Managed Volatility Fund–11

LVIP American Century Select Mid Cap Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Century Select Mid Cap Managed Volatility Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20 [1]	12/31/19 [2]	12/31/18
Net asset value, beginning of period	$ 15.970	$ 13.649	$ 14.018	$ 11.747	$ 13.796
Income (loss) from investment operations:
Net investment income[3]	0.134	0.087	0.092	0.151	0.105
Net realized and unrealized gain (loss)	(1.452)	2.750	0.436	3.030	(1.523)
Total from investment operations	(1.318)	2.837	0.528	3.181	(1.418)
Less dividends and distributions from:
Net investment income	(0.240)	(0.150)	(0.057)	(0.397)	(0.113)
Net realized gain	(1.278)	(0.366)	(0.803)	(0.513)	(0.518)
Return of capital	—	—	(0.037)	—	—
Total dividends and distributions	(1.518)	(0.516)	(0.897)	(0.910)	(0.631)
Net asset value, end of period	$ 13.134	$ 15.970	$ 13.649	$ 14.018	$ 11.747
Total return[4]	(7.73%)	20.79%	4.82%	27.35%	(10.85%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$490,594	$593,950	$542,608	$519,933	$ 373,568
Ratio of expenses to average net assets[5]	1.18%	1.17%	1.22%	0.95%	0.41%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.19%	1.18%	1.22%	1.18%	1.17%
Ratio of net investment income to average net assets	0.94%	0.57%	0.74%	1.12%	0.77%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.93%	0.56%	0.74%	0.89%	0.01%
Portfolio turnover	71%	51%	86%	58%	5%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective May 1, 2019, American Century Investment Management, Inc. is responsible for the day-to-day management of the Fund’s investment portfolio, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invested prior to May 1, 2019.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Century Select Mid Cap Managed Volatility Fund–12

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Century Select Mid Cap Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities and Exchange-Traded Funds (“ETFs”), except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in
LVIP American Century Select Mid Cap Managed Volatility Fund–13

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2022, the value and cost of foreign currency held by the LVIP American Century Select Mid Cap Managed Volatility Fund is $410 and $408 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the Fund's average daily net assets.    LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the Fund’s average daily net assets.   This agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
American Century Investment Management, Inc, (“American Century”) is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays American Century a fee based on the Fund’s average daily net assets.
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$37,248
Legal	6,636
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $9,614 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets
LVIP American Century Select Mid Cap Managed Volatility Fund–14

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$316,017
Distribution fees payable to LFD	148,458
Shareholder servicing fees payable to Lincoln Life	12,301
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2022, the Fund engaged in securities purchases of $465,032.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$344,797,077
Sales	387,265,119
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$462,863,113
Aggregate unrealized appreciation of investments and derivatives	$ 54,365,290
Aggregate unrealized depreciation of investments and derivatives	(29,521,419)
Net unrealized appreciation of investments and derivatives	$ 24,843,871
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP American Century Select Mid Cap Managed Volatility Fund–15

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$452,978,662	$—	$—	$452,978,662
Preferred Stock	3,785,509	—	—	3,785,509
Exchange-Traded Fund	4,375,297	—	—	4,375,297
Money Market Fund	26,597,457	—	—	26,597,457
Total Investments	$487,736,925	$—	$—	$487,736,925
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$ —	$ 22,344	$—	$ 22,344
Futures Contracts	$ 26,550	$ —	$—	$ 26,550
Liabilities:
Foreign Currency Exchange Contracts	$ —	$(171,513)	$—	$(171,513)
Futures Contracts	$(230,479)	$ —	$—	$(230,479)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$8,976,437	$18,610,147
Long-term capital gains	43,923,249	—
Total	$52,899,686	$18,610,147
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$32,132,034
Net unrealized appreciation	24,843,871
Distributable earnings/(accumulated loss)	$56,975,905
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
At December 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.
LVIP American Century Select Mid Cap Managed Volatility Fund–16

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	—	—
Service Class	1,278,370	1,546,632
Shares reinvested:
Standard Class	169	46
Service Class	4,183,822	1,166,076
	5,462,361	2,712,754
Shares redeemed:
Standard Class	—	—
Service Class	(5,301,037)	(5,276,097)
	(5,301,037)	(5,276,097)
Net increase (decrease)	161,324	(2,563,343)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2022, the Fund entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect
LVIP American Century Select Mid Cap Managed Volatility Fund–17

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2022, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund’s investments.
Fair values of derivative instruments as of December 31, 2022 were as follows:
LVIP American Century Select Mid Cap Managed Volatility Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$22,344	Receivables and other assets net of liabilities	$(171,513)
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	—	Receivables and other assets net of liabilities	(226,148)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	26,550	Receivables and other assets net of liabilities	(4,331)
Total		$48,894		$(401,992)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ 2,046,086	$ 167,645
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(4,060,705)	(590,983)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(282,836)	758
Total		$(2,297,455)	$(422,580)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$2,235,710	$29,510,855
Futures contracts (average notional value)	17,879,485	16,879,062
9. Risk Factors
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate
LVIP American Century Select Mid Cap Managed Volatility Fund–18

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2022. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP American Century Select Mid Cap Managed Volatility Fund–19

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP American Century Select Mid Cap Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP American Century Select Mid Cap Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP American Century Select Mid Cap Managed Volatility Fund–20

LVIP American Century Select Mid Cap Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with the subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”), of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar, Broadridge and the applicable subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The remaining 80-100% of the Fund’s net assets is managed by a subadviser according to the investment mandate (the “Underlying Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of the Fund and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board considered complex-wide information provided by Broadridge that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information by Broadridge. The Board also considered an impact analysis provided by LIAC of the overlay cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP American Century Select Mid Cap Managed Volatility Fund–21

LVIP American Century Select Mid Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Managed Volatility Sleeve to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LIAC management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s performance.
The Board considered that LIAC has delegated the day-to-day investment management of the Underlying Sleeve to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was equal to the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented a partial advisory fee waiver and an expense limitation for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Managed Volatility Sleeve - Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA uses an affiliated investment adviser, SIMNA Ltd., as sub-subadviser, in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LIAC management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LIAC compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits they would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
Approved Underlying Sleeve - Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and American Century Investment Management, Inc. (“American Century”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by American Century under the subadvisory agreement. The Board reviewed the services provided by American Century, the
LVIP American Century Select Mid Cap Managed Volatility Fund–22

LVIP American Century Select Mid Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approved Underlying Sleeve - Subadvisory Agreement (continued)
background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of American Century. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the subadviser manages the Underlying Sleeve. In its review of performance, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Underlying Sleeve of the Fund to a peer group of funds in the Morningstar Mid-Cap Value funds category and the Russell Mid Cap Value Total Return USD Index. The Board concluded that the services provided by American Century were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedules, which include breakpoints, and the average fees charged to other proprietary funds advised by American Century. The Board considered that LIAC compensates American Century from its fees and that the subadvisory fee schedules for the Fund were negotiated between LIAC and American Century, which is unaffiliated with LIAC. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered that the subadvisory fee schedules were negotiated between LIAC and American Century, which is unaffiliated with LIAC, and that LIAC compensates American Century from its fees. The Board reviewed materials provided by American Century as to any additional benefits it receives and noted American Century’s statement that its relationship with the Fund may enhance its name recognition in the investment community and may enhance its ability to obtain research from broker-dealers or obtaining research with soft dollars.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP American Century Select Mid Cap Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP American Century Select Mid Cap Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP American Century Select Mid Cap Managed Volatility Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP American Century Select Mid Cap Managed Volatility Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP American Century Select Mid Cap Managed Volatility Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP American Century Select Mid Cap Managed Volatility Fund–28

LVIP American Funds
LVIP American Global Growth Fund
LVIP American Global Small Capitalization Fund
LVIP American Growth Fund
LVIP American Growth-Income Fund
LVIP American International Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP American Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Global Growth Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
The Fund returned (25.02)% (Service Class II shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the MSCI All Country World Index (net dividends)1, returned (18.36)%. The LVIP American Global Growth Fund invests all of its assets in Class 1 shares of the Global Growth FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.
Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.
Within the Fund, stock selection in the consumer discretionary sector was the top contributor to relative returns. A larger-than-index position in health care firm Cigna was among the top individual contributors to the fund, with returns that outpaced the broader market. On the downside, stock selections within the information technology sector weighed on results. Netherlands-based payments firm Adyen was among the top individual detractors, with returns that lagged the broader market in a weak sector overall.
On a geographic basis, stocks of companies domiciled in Hong Kong and France were among the top contributors to results, while stocks of companies based in the United States and the Netherlands were among the top detractors.
The Fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products and services, and whose values are not yet fully reflected in their share prices.
Portfolio Managers of Master Fund:
Capital Research and Management
Company SM:	Patrice Collette
Paul Flynn
Jonathan Knowles
Roz Hongsaranagon
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Global Growth Fund Service Class II shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $25,333. For comparison, look at how the MSCI All Country World Index (net dividends) did over the same period. The same $10,000 investment would have increased to $21,546. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Service Class II Shares
One Year	- 25.02%
Five Years	+ 6.67%
Ten Years	+ 9.74%
1. The MSCI All Country World Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance of developed markets. The index consists of more than 20 developed-market country indexes, including the United States.

LVIP American Funds–1

LVIP American Global Small Capitalization Fund
2022 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Investment Advisors Corporation
The Fund returned (29.85)% (Service Class II shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the MSCI All Country World Small Cap Index (net dividends)1, returned (18.67)%. The LVIP American Global Small Capitalization Fund invests all of its assets in Class 1 shares of the Global Small Capitalization FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.
Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index2. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.
Regarding the Fund, stock selection within the health care sector was a positive contributor to relative returns. A larger-than-index investment in medical technology firm Haemonetics was among the Fund’s top individual contributors over the period. On the downside, stock selection within the information technology sector weighed on returns. Within individual securities, India-based cloud platform provider Tanla Platforms was a top detractor, as its stock lagged the broader market.
Geographically, investments in companies domiciled in Hong Kong and Korea were overall additive to returns, while investments in those domiciled in China and the United States were detractors, overall.
In a turbulent year for markets across the board, the Fund’s results for the past 12 months have been disappointing. However, with analysts’ full-time return to the road after COVID-19-related pauses, Fund managers remain confident in the primary research capabilities underpinning investment decisions, and optimistic for the outlook ahead. While cognizant of the possibility of recession in the short term, managers remain committed to investing in companies with long-term potential.
Portfolio Managers of Master Fund:
Capital Research and Management
Company SM:	Michael Beckwith
Bradford F. Freer
Harold H. La
Aidan O'Connell
Renaud H. Samyn
Gregory W. Wendt
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Global Small Capitalization Fund Service Class II shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,613. For comparison, look at how the MSCI All Country World Small Cap Index (net dividends) did over the same period. The same $10,000 investment would have increased to $20,987. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Service Class II Shares
One Year	- 29.85%
Five Years	+ 2.38%
Ten Years	+ 6.41%

LVIP American Funds–2

LVIP American Global Small Capitalization Fund
2022 Annual Report Commentary (unaudited) (continued)
1. The MSCI All Country World Small Cap Index (net dividends) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of smaller capitalization companies in both developed and emerging markets.
2. The MSCI All Country World Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance of developed markets. The index consists of more than 20 developed-market country indexes, including the United States.
LVIP American Funds–3

LVIP American Growth Fund
2022 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Investment Advisors Corporation
The Fund returned (30.19)% (Service Class II shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the S&P 500® Index1, returned (18.11)%. The LVIP American Growth Fund invests all of its assets in Class 1 shares of the Growth FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.
U.S. equities had their worst year since 2008, as persistently high inflation and aggressive rate hikes stoked recession fears. S&P 500® Index entered its first bear market since 2020. Energy was the top S&P 500® sector for the second straight year, climbing 66%. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.
Regarding the Fund, stock selection within the materials sector was the top contributor to relative returns. A position in energy industry firm Halliburton buoyed results as its stock outpaced the broader industry. On the downside, investments within the communication services sector weighed on results. A position in Tesla was the top individual detractor to returns.
The overall uncertain economic environment and challenges of inflation are very real concerns. The Fund’s managers believe it is well-positioned for the road ahead and continue to focus on capital appreciation and selecting companies best suited for this challenging economic environment. Portfolio managers remain confident their time-tested investment approach, based on thorough research and robust debate with an eye on valuation, can continue to deliver superior outcomes for investors over the long-term.
Portfolio Managers of Master Fund:
Capital Research and Management
Company SM:	Paul Benjamin
Mark L. Casey
Irfan M. Furniturewala
Anne-Marie Peterson
Andraz Razen
Alan J. Wilson
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Growth Fund Service Class II shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $34,662. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $32,655. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Service Class II Shares
One Year	- 30.19%
Five Years	+ 10.74%
Ten Years	+ 13.24%
1.  The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP American Funds–4

LVIP American Growth-Income Fund
2022 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Investment Advisors Corporation
The Fund returned (16.80)% (Service Class II shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the S&P 500® Index1, returned (18.11)%. The LVIP American Growth-Income Fund invests all of its assets in Class 1 shares of the Growth-Income FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.
U.S. equities had their worst year since 2008, as persistently high inflation and aggressive rate hikes stoked recession fears. The S&P 500® entered its first bear market since 2020. Energy was the top S&P 500® sector for the second straight year, climbing 66%. Crude oil prices spiked in March after Russia’s invasion of Ukraine upended global oil flows. Growth stocks had the sharpest declines, including several tech giants that had been market leaders over the last decade. Despite consecutive quarters of negative gross domestic product growth in the first half, a strong labor market helped inflation to persist.
Regarding the Fund, investments within the information technology and industrials sectors were top contributors to the fund’s relative returns. An out-of-benchmark position in energy company Canadian Natural Resources was a top individual contributor, as the stock outpaced the market overall. On the downside, security selections within the communications and financials sectors dragged on portfolio returns. Netflix was the Fund’s top individual detractor owing to a larger-than-benchmark position and returns that lagged the market overall.
Looking ahead, uncertainty in the macroeconomic outlook and in the trajectory of inflation and interest rates will likely continue. Stock valuations have started to come down to reflect investor concerns, although corporate earnings outlooks may not have bottomed. The Fund’s portfolio managers will take advantage of volatility to build positions in companies and stocks in which they see long term value. The current environment should provide opportunities for finding investments with attractive risk-adjusted return potential.
Portfolio Managers of Master Fund:
Capital Research and Management
Company SM:	Donald D. O'Neal
Keiko McKibben
Charles E. Ellwein
J. Blair Frank
William L. Robbins
Carlos A. Schonfeld
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Growth-Income Fund Service Class II shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $28,793. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $32,655. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Service Class II Shares
One Year	- 16.80%
Five Years	+ 7.45%
Ten Years	+ 11.15%
1.  The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP American Funds–5

LVIP American International Fund
2022 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Investment Advisors Corporation
The Fund returned (21.07)% (Service Class II shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the MSCI All Country World ex USA Index (net dividends)1, returned (16.00)%. The LVIP American International Fund invests all of its assets in Class 1 shares of the International FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.
Global stocks fell sharply, pressured by rising interest rates, slowing economic growth and inflationary pressures not seen since the 1980s. The war in Ukraine also weighed on investors throughout the year. Several key benchmark indexes fell into bear market territory at times and all but one sector declined in the MSCI All Country World Index2. Within that index, communication services, consumer discretionary and information technology stocks suffered the biggest losses. Meanwhile, energy stocks surged amid higher oil and gas prices. Late in the year, signs that inflation may have peaked in the U.S., Europe and elsewhere sparked a rally that erased some of the losses.
Within the Fund, stock selection within the energy sector boosted relative returns. Within individual securities, a higher-than-index position in Petroleo Brasileiro was a top contributor as the stock significantly outpaced the market overall. On the downside, stock selection within the information technology sector dragged on returns. A larger-than-index position in South Korean chipmaker SK Hynix was among the top individual detractors.
The market continues to focus on global inflation levels as a key determinant for interest-rate and asset-price movement.  There are signs that the worst of the inflation surge, due in part to rising oil prices and supply-chain issues during the COVID-19 pandemic, seems to be behind us. However, there is still uncertainty about how wage increases – as seen in many developed markets – could impact the continuation of high inflation. As a result of tighter monetary conditions, economies around the world are seeing growth moderate. Meanwhile, contributors to a turbulent macro environment in 2022, such as the war in Ukraine and U.S.-China tensions, have not subsided. In this uncertain environment, the fund’s managers endeavor to maintain a Fund with a healthy balance of well-managed companies across sectors.
Portfolio Managers of Master Fund:
Capital Research and Management
Company SM:	Sung Lee
Renaud H. Samyn
Nicholas J. Grace
Christopher Thomsen
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American International Fund Service Class II shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,151. For comparison, look at how the MSCI All Country World ex USA Index (net dividends) did over the same period. The same $10,000 investment would have increased to $14,520. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Service Class II Shares
One Year	- 21.07%
Five Years	- 1.40%
Ten Years	+ 3.53%
1. The MSCI All Country World ex USA Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance in the global developed and emerging markets, excluding the United States. The index consists of stocks from 23 developed markets and 26 emerging markets. The index result reflects dividends net of withholding taxes and reinvestment of distributions.
2. The MSCI All Country World Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance of developed markets. The index consists of more than 20 developed-market country indexes, including the United States.

LVIP American Funds–6

LVIP American Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee reimbursements in effect for the LVIP American Global Small Capitalization Fund.
LVIP American Global Growth Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Service Class II Shares	$1,000.00	$1,042.40	0.62%	$3.19
Hypothetical
Service Class II Shares	$1,000.00	$1,022.10	0.62%	$3.16
LVIP American Global Small Capitalization Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Service Class II Shares	$1,000.00	$1,035.00	0.65%	$3.33
Hypothetical
Service Class II Shares	$1,000.00	$1,021.90	0.65%	$3.31
LVIP American Growth Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Service Class II Shares	$1,000.00	$997.60	0.60%	$3.02
Hypothetical
Service Class II Shares	$1,000.00	$1,022.20	0.60%	$3.06

LVIP American Funds–7

LVIP American Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
LVIP American Growth-Income Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Service Class II Shares	$1,000.00	$1,039.10	0.60%	$3.08
Hypothetical
Service Class II Shares	$1,000.00	$1,022.20	0.60%	$3.06
LVIP American International Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Service Class II Shares	$1,000.00	$1,022.10	0.62%	$3.16
Hypothetical
Service Class II Shares	$1,000.00	$1,022.10	0.62%	$3.16

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP American Funds–8

LVIP American Global Growth Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANY–100.06%
International Equity Fund–100.06%
✢American Funds Insurance Series®– Global Growth Fund	9,835,367	$ 296,831,384
Total Investment Company (Cost $257,138,589)		296,831,384

TOTAL INVESTMENTS–100.06% (Cost $257,138,589)	296,831,384
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.06%)	(177,337)
NET ASSETS APPLICABLE TO 14,140,178 SHARES OUTSTANDING–100.00%	$296,654,047
NET ASSET VALUE PER SHARE–LVIP AMERICAN GLOBAL GROWTH FUND SERVICE CLASS II ($296,654,047 / 14,140,178 Shares)	$20.980
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$234,367,568
Distributable earnings/(accumulated loss)	62,286,479
TOTAL NET ASSETS	$296,654,047

✢ Class 1 shares.
★ Includes $249,323 payable for fund shares redeemed, $29,507 other accrued expenses payable and $150,041 due to manager and affiliates as of December 31, 2022.
The LVIP American Global Growth Fund (Fund) invests substantially all of its assets in Class 1 shares of the Global Growth Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements. Financial statements for the Underlying Fund can be found at www.sec.gov.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–9

LVIP American Global Small Capitalization Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANY–100.09%
Global Equity Fund–100.09%
✢American Funds Insurance Series®– Global Small Capitalization Fund	3,542,538	$ 57,459,968
Total Investment Company (Cost $63,981,227)		57,459,968

TOTAL INVESTMENTS–100.09% (Cost $63,981,227)	57,459,968
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.09%)	(53,808)
NET ASSETS APPLICABLE TO 4,589,497 SHARES OUTSTANDING–100.00%	$57,406,160
NET ASSET VALUE PER SHARE–LVIP AMERICAN GLOBAL SMALL CAPITALIZATION FUND SERVICE CLASS II ($57,406,160 / 4,589,497 Shares)	$12.508
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$49,943,648
Distributable earnings/(accumulated loss)	7,462,512
TOTAL NET ASSETS	$57,406,160

✢ Class 1 shares.
★ Includes $2,859 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $72,208 payable for fund shares redeemed, $832 other accrued expenses payable, $28,781 due to manager and affiliates, $19,050 payable for audit fee and $8,432 payable for fund accounting fee as of December 31, 2022.
The LVIP American Global Small Capitalization Fund (Fund) invests substantially all of its assets in Class 1 shares of the Global Small Capitalization Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements. Financial statements for the Underlying Fund can be found at www.sec.gov.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–10

LVIP American Growth Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANY–100.05%
Equity Fund–100.05%
✢American Funds Insurance Series®– Growth Fund	17,277,119	$ 1,318,071,435
Total Investment Company (Cost $1,319,854,903)		1,318,071,435

TOTAL INVESTMENTS–100.05% (Cost $1,319,854,903)	1,318,071,435
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(688,822)
NET ASSETS APPLICABLE TO 58,431,928 SHARES OUTSTANDING–100.00%	$1,317,382,613
NET ASSET VALUE PER SHARE–LVIP AMERICAN GROWTH FUND SERVICE CLASS II ($1,317,382,613 / 58,431,928 Shares)	$22.546
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$1,172,826,103
Distributable earnings/(accumulated loss)	144,556,510
TOTAL NET ASSETS	$1,317,382,613

✢ Class 1 shares.
★ Includes $946,776 payable for securities purchased, $114,484 payable for fund shares redeemed, $35,065 other accrued expenses payable and $663,360 due to manager and affiliates as of December 31, 2022.
The LVIP American Growth Fund (Fund) invests substantially all of its assets in Class 1 shares of the Growth Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements. Financial statements for the Underlying Fund can be found at www.sec.gov.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–11

LVIP American Growth-Income Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANY–100.05%
Equity Fund–100.05%
✢American Funds Insurance Series®– Growth-Income Fund	21,781,667	$ 1,093,657,493
Total Investment Company (Cost $988,711,323)		1,093,657,493

TOTAL INVESTMENTS–100.05% (Cost $988,711,323)	1,093,657,493
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(572,127)
NET ASSETS APPLICABLE TO 49,014,022 SHARES OUTSTANDING–100.00%	$1,093,085,366
NET ASSET VALUE PER SHARE–LVIP AMERICAN GROWTH-INCOME FUND SERVICE CLASS II ($1,093,085,366 / 49,014,022 Shares)	$22.301
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$ 913,097,854
Distributable earnings/(accumulated loss)	179,987,512
TOTAL NET ASSETS	$1,093,085,366

✢ Class 1 shares.
★ Includes $247,798 payable for securities purchased, $156,847 payable for fund shares redeemed, $33,600 other accrued expenses payable and $546,132 due to manager and affiliates as of December 31, 2022.
The LVIP American Growth-Income Fund (Fund) invests substantially all of its assets in Class 1 shares of the Growth-Income Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements. Financial statements for the Underlying Fund can be found at www.sec.gov.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–12

LVIP American International Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANY–100.06%
International Equity Fund–100.06%
✢American Funds Insurance Series®– International Fund	17,589,978	$ 269,302,557
Total Investment Company (Cost $306,317,913)		269,302,557

TOTAL INVESTMENTS–100.06% (Cost $306,317,913)	269,302,557
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.06%)	(163,392)
NET ASSETS APPLICABLE TO 21,815,472 SHARES OUTSTANDING–100.00%	$269,139,165
NET ASSET VALUE PER SHARE–LVIP AMERICAN INTERNATIONAL FUND SERVICE CLASS II ($269,139,165 / 21,815,472 Shares)	$12.337
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$283,809,436
Distributable earnings/(accumulated loss)	(14,670,271)
TOTAL NET ASSETS	$269,139,165

✢ Class 1 shares.
★ Includes $148,763 payable for fund shares redeemed, $10,301 other accrued expenses payable, $135,857 due to manager and affiliates and $19,050 payable for audit fee as of December 31, 2022.
The LVIP American International Fund (Fund) invests substantially all of its assets in Class 1 shares of the International Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements. Financial statements for the Underlying Fund can be found at www.sec.gov.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–13

LVIP American Funds
Statements of Operations
Year Ended December 31, 2022
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
INVESTMENT INCOME:
Dividends from investment companies	$ 2,959,387	$ —	$ 8,689,664	$ 17,669,580	$ 5,792,249
EXPENSES:
Distribution fees-Service Class II	1,837,736	352,900	7,955,906	6,309,092	1,510,477
Shareholder servicing fees	96,898	18,607	419,493	332,661	79,643
Accounting and administration expenses	70,614	47,045	166,333	139,802	64,839
Professional fees	25,598	20,322	49,620	43,650	24,975
Trustees’ fees and expenses	11,267	2,161	48,277	37,959	8,994
Reports and statements to shareholders	9,461	4,015	21,019	18,067	7,747
Consulting fees	2,894	2,694	3,793	3,550	2,841
Custodian fees	1,458	532	5,328	4,238	1,246
Pricing fees	60	60	60	60	60
Other	12,057	4,515	22,181	17,254	8,994
	2,068,043	452,851	8,692,010	6,906,333	1,709,816
Less:
Expenses reimbursed	—	(35,787)	—	—	—
Total operating expenses	2,068,043	417,064	8,692,010	6,906,333	1,709,816
NET INVESTMENT INCOME (LOSS)	891,344	(417,064)	(2,346)	10,763,247	4,082,433
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of investment companies	(5,689,342)	(2,351,112)	(25,454,383)	(9,837,776)	(8,549,544)
Distributions from investment companies	35,795,689	21,178,552	206,156,914	111,829,565	40,366,360
Net realized gain	30,106,347	18,827,440	180,702,531	101,991,789	31,816,816
Net change in unrealized appreciation (depreciation) of:
Investments	(143,460,809)	(43,535,933)	(727,656,986)	(336,383,652)	(102,010,400)
NET REALIZED AND UNREALIZED LOSS	(113,354,462)	(24,708,493)	(546,954,455)	(234,391,863)	(70,193,584)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(112,463,118)	$(25,125,557)	$(546,956,801)	$(223,628,616)	$ (66,111,151)
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–14

LVIP American Funds
Statements of Changes in Net Assets
	LVIP American Global Growth Fund		LVIP American Global Small Capitalization Fund		LVIP American Growth Fund
	Year Ended		Year Ended		Year Ended
	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 891,344	$ (71,782)	$ (417,064)	$ (559,332)	$ (2,346)	$ (1,888,493)
Net realized gain	30,106,347	22,380,404	18,827,440	5,067,967	180,702,531	206,702,151
Net change in unrealized appreciation (depreciation)	(143,460,809)	40,254,912	(43,535,933)	1,068,352	(727,656,986)	103,056,430
Net increase (decrease) in net assets resulting from operations	(112,463,118)	62,563,534	(25,125,557)	5,576,987	(546,956,801)	307,870,088
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Service Class II	(23,827,456)	(11,733,137)	(7,442,353)	(6,315,681)	(220,913,037)	(46,178,759)
	(23,827,456)	(11,733,137)	(7,442,353)	(6,315,681)	(220,913,037)	(46,178,759)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class II	40,906,420	81,478,870	10,275,671	10,515,147	228,791,418	251,927,846
Reinvestment of dividends and distributions:
Service Class II	23,827,456	11,733,137	7,442,353	6,315,681	220,913,037	46,178,759
Cost of shares redeemed:
Service Class II	(87,160,605)	(73,754,745)	(10,604,497)	(18,081,012)	(129,221,205)	(198,304,248)
Increase (decrease) in net assets derived from capital share transactions	(22,426,729)	19,457,262	7,113,527	(1,250,184)	320,483,250	99,802,357
NET INCREASE (DECREASE) IN NET ASSETS	(158,717,303)	70,287,659	(25,454,383)	(1,988,878)	(447,386,588)	361,493,686
NET ASSETS:
Beginning of year	455,371,350	385,083,691	82,860,543	84,849,421	1,764,769,201	1,403,275,515
End of year	$ 296,654,047	$455,371,350	$ 57,406,160	$ 82,860,543	$1,317,382,613	$1,764,769,201
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–15

LVIP American Funds
Statements of Changes in Net Assets (continued)
	LVIP American Growth-Income Fund		LVIP American International Fund
	Year Ended		Year Ended
	12/31/22	12/31/21	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ 10,763,247	$ 9,403,762	$ 4,082,433	$ 6,311,703
Net realized gain	101,991,789	13,678,364	31,816,816	1,674,031
Net change in unrealized appreciation (depreciation)	(336,383,652)	230,564,060	(102,010,400)	(13,125,774)
Net increase (decrease) in net assets resulting from operations	(223,628,616)	253,646,186	(66,111,151)	(5,140,040)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Service Class II	(38,903,357)	(32,108,312)	(7,798,204)	(6,396,758)
	(38,903,357)	(32,108,312)	(7,798,204)	(6,396,758)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class II	106,708,517	136,266,769	68,089,119	38,363,431
Reinvestment of dividends and distributions:
Service Class II	38,903,357	32,108,312	7,798,204	6,396,758
Cost of shares redeemed:
Service Class II	(120,277,833)	(122,988,450)	(29,194,396)	(31,702,047)
Increase (decrease) in net assets derived from capital share transactions	25,334,041	45,386,631	46,692,927	13,058,142
NET INCREASE (DECREASE) IN NET ASSETS	(237,197,932)	266,924,505	(27,216,428)	1,521,344
NET ASSETS:
Beginning of year	1,330,283,298	1,063,358,793	296,355,593	294,834,249
End of year	$1,093,085,366	$1,330,283,298	$ 269,139,165	$296,355,593
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–16

LVIP American Global Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Global Growth Fund Service Class II
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 30.532	$ 27.014	$ 21.644	$ 17.109	$ 19.410
Income (loss) from investment operations:
Net investment income (loss)[1]	0.063	(0.005)	(0.006)	0.156	0.075
Net realized and unrealized gain (loss)	(7.837)	4.345	6.342	5.688	(1.847)
Total from investment operations	(7.774)	4.340	6.336	5.844	(1.772)
Less dividends and distributions from:
Net investment income	(0.129)	—	—	(0.251)	(0.138)
Net realized gain	(1.649)	(0.822)	(0.966)	(1.058)	(0.391)
Total dividends and distributions	(1.778)	(0.822)	(0.966)	(1.309)	(0.529)
Net asset value, end of period	$ 20.980	$ 30.532	$ 27.014	$ 21.644	$ 17.109
Total return[2]	(25.02%)	16.02%	29.99%	34.78%	(9.39%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 296,654	$455,371	$385,084	$317,207	$224,301
Ratio of expenses to average net assets[3]	0.62%	0.61%	0.63%	0.64%	0.63%
Ratio of net investment income (loss) to average net assets	0.27%	(0.02%)	(0.03%)	0.78%	0.38%
Portfolio turnover	18%	9%	10%	7%	4%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–17

LVIP American Global Small Capitalization Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Global Small Capitalization Fund Service Class II
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 20.466	$ 20.741	$ 17.017	$ 13.740	$ 15.561
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.098)	(0.143)	(0.073)	(0.041)	(0.050)
Net realized and unrealized gain (loss)	(6.089)	1.557	4.789	4.247	(1.644)
Total from investment operations	(6.187)	1.414	4.716	4.206	(1.694)
Less dividends and distributions from:
Net investment income	(0.626)	—	—	(0.230)	(0.107)
Net realized gain	(1.145)	(1.689)	(0.992)	(0.699)	(0.020)
Total dividends and distributions	(1.771)	(1.689)	(0.992)	(0.929)	(0.127)
Net asset value, end of period	$ 12.508	$ 20.466	$ 20.741	$ 17.017	$ 13.740
Total return[2]	(29.85%)	6.29%	29.23%	31.02%	(10.90%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 57,406	$ 82,861	$ 84,849	$ 76,181	$ 67,877
Ratio of expenses to average net assets[3]	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.71%	0.67%	0.73%	0.73%	0.71%
Ratio of net investment income (loss) to average net assets	(0.65%)	(0.65%)	(0.44%)	(0.26%)	(0.31%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.71%)	(0.67%)	(0.52%)	(0.34%)	(0.37%)
Portfolio turnover	12%	9%	13%	9%	12%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–18

LVIP American Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Growth Fund Service Class II
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 38.600	$ 32.636	$ 23.030	$ 19.311	$ 20.735
Income (loss) from investment operations:
Net investment income (loss)[1]	— [2]	(0.043)	(0.016)	0.092	0.024
Net realized and unrealized gain (loss)	(11.593)	7.055	11.488	5.586	0.027
Total from investment operations	(11.593)	7.012	11.472	5.678	0.051
Less dividends and distributions from:
Net investment income	(0.405)	(0.194)	—	(0.379)	(0.082)
Net realized gain	(4.056)	(0.854)	(1.866)	(1.580)	(1.393)
Total dividends and distributions	(4.461)	(1.048)	(1.866)	(1.959)	(1.475)
Net asset value, end of period	$ 22.546	$ 38.600	$ 32.636	$ 23.030	$ 19.311
Total return[3]	(30.19%)	21.58%	51.55%	30.30%	(0.64%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,317,383	$1,764,769	$1,403,276	$999,023	$672,547
Ratio of expenses to average net assets[4]	0.60%	0.60%	0.63%	0.63%	0.63%
Ratio of net investment income (loss) to average net assets	— [5]	(0.12%)	(0.06%)	0.42%	0.11%
Portfolio turnover	5%	6%	9%	3%	4%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Amount rounds to less than $0.001 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	Amount rounds to less than 0.001%.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–19

LVIP American Growth-Income Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Growth-Income Fund Service Class II
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 27.805	$ 23.052	$ 22.114	$ 18.858	$ 20.367
Income (loss) from investment operations:
Net investment income[1]	0.224	0.202	0.224	0.305	0.253
Net realized and unrealized gain (loss)	(4.916)	5.239	2.495	4.471	(0.592)
Total from investment operations	(4.692)	5.441	2.719	4.776	(0.339)
Less dividends and distributions from:
Net investment income	(0.574)	(0.199)	(0.289)	(0.537)	(0.293)
Net realized gain	(0.238)	(0.489)	(1.492)	(0.983)	(0.877)
Total dividends and distributions	(0.812)	(0.688)	(1.781)	(1.520)	(1.170)
Net asset value, end of period	$ 22.301	$ 27.805	$ 23.052	$ 22.114	$ 18.858
Total return[2]	(16.80%)	23.69%	13.14%	25.70%	(2.15%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,093,085	$1,330,283	$1,063,359	$876,618	$593,581
Ratio of expenses to average net assets[3]	0.60%	0.60%	0.61%	0.61%	0.61%
Ratio of net investment income to average net assets	0.94%	0.78%	1.05%	1.44%	1.20%
Portfolio turnover	7%	6%	5%	2%	3%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–20

LVIP American International Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American International Fund Service Class II
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 16.103	$ 16.769	$ 15.125	$ 12.886	$ 15.486
Income (loss) from investment operations:
Net investment income[1]	0.197	0.362	0.040	0.160	0.222
Net realized and unrealized gain (loss)	(3.598)	(0.672)	1.947	2.697	(2.304)
Total from investment operations	(3.401)	(0.310)	1.987	2.857	(2.082)
Less dividends and distributions from:
Net investment income	(0.315)	(0.355)	(0.037)	(0.190)	(0.390)
Net realized gain	(0.050)	(0.001)	(0.306)	(0.428)	(0.128)
Total dividends and distributions	(0.365)	(0.356)	(0.343)	(0.618)	(0.518)
Net asset value, end of period	$ 12.337	$ 16.103	$ 16.769	$ 15.125	$ 12.886
Total return[2]	(21.07%)	(1.84%)	13.57%	22.44%	(13.50%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 269,139	$296,356	$294,834	$266,077	$ 214,325
Ratio of expenses to average net assets[3]	0.62%	0.62%	0.64%	0.64%	0.63%
Ratio of net investment income to average net assets	1.49%	2.11%	0.29%	1.11%	1.47%
Portfolio turnover	7%	7%	8%	8%	4%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds–21

LVIP American Funds
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund operate under a fund of funds structure and invest substantially all of their assets in Class 1 shares of the Global Growth Fund, Global Small Capitalization Fund, Growth Fund, Growth-Income Fund and International Fund, respectively, each a series of the American Funds Insurance Series® (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund and LVIP American International Fund is long-term growth of capital.
The investment objective of the LVIP American Growth Fund is growth of capital.
The investment objective of the LVIP American Growth-Income Fund is long-term growth of capital and income.
1. Significant Accounting Policies
Each Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation – The Funds value Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2022, the Funds did not incur any interest or tax penalties.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
LVIP American Funds–22

LVIP American Funds
Notes to Financial Statements (continued)
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio, and providing certain administrative services to each Fund. To the extent that a Fund invests all of its investable assets (i.e., securities and cash) in another registered investment company, the Trust will not pay the adviser any advisory fees.
To the extent a Fund does not invest investable assets in another registered investment company, the advisory fee rates payable by the Service Class II of each Fund to LIAC are set forth in the following table:
Fund	Annual Fee Rate Based on Average Daily Net Asset Value
LVIP American Global Growth Fund	0.80%
LVIP American Global Small Capitalization Fund	1.00%
LVIP American Growth Fund	0.75%
LVIP American Growth-Income Fund	0.75%
LVIP American International Fund	0.85%
The fee is calculated daily and paid monthly. This fee is in addition to the management fees indirectly paid to the investment advisers of the Underlying Funds. For the year ended December 31, 2022, no advisory fees were charged to the Funds.
LIAC has contractually agreed to reimburse the LVIP American Global Small Capitalization Fund to the extent that the Fund’s annual operating expenses (excluding Distribution fees and Underlying Funds’ fees and expenses) exceed 0.10% of the average daily net assets. The reimbursement is accrued daily and received monthly. This agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. Each Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that each Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2022, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
			Expiration Date
	2023	2024	2025	Total
LVIP American Global Small Capitalization Fund	$54,773	$17,875	$35,787	$ 108,435
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Administrative	$24,274	$4,647	$104,059	$81,973	$19,469
Legal	4,320	809	18,569	14,634	3,475
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
LVIP American Funds–23

LVIP American Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2022, these fees were as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Printing and mailing	$4,512	$1,126	$6,912	$6,359	$3,060
The Funds currently offer one class of shares: Service Class II. The Service Class II shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class II shares an annual 12b-1 Fee at a rate not to exceed 0.75% of average daily net assets of the Service Class II shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.55% of the average daily net assets of the Service Class II shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2022, each Fund had receivables due from and liabilities payable to affiliates as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Expense reimbursement receivable due from LIAC	$ —	$ 2,859	$ —	$ —	$ —
Distribution fees payable to LFD	142,526	27,339	630,135	518,778	129,052
Shareholder servicing fees payable to Lincoln Life	7,515	1,442	33,225	27,354	6,805
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Purchases	$61,557,876	$28,040,960	$375,173,853	$184,545,996	$103,907,200
Sales	71,183,239	7,610,859	69,626,630	75,606,365	20,559,606
LVIP American Funds–24

LVIP American Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Cost of investments	$264,479,667	$66,232,404	$1,354,682,367	$1,008,311,881	$319,441,144
Aggregate unrealized appreciation of investments	$ 33,246,076	$ 64,145	$ 78,283,915	$ 94,852,861	$ 681,726
Aggregate unrealized depreciation of investments	(894,361)	(8,836,581)	(114,894,847)	(9,507,250)	(50,820,314)
Net Unrealized Appreciation (Depreciation) of investments	$ 32,351,715	$ (8,772,436)	$ (36,610,932)	$ 85,345,611	$ (50,138,588)
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2022:
Level 1	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Investments:
Assets:
Investment Companies	$296,831,384	$57,459,968	$1,318,071,435	$1,093,657,493	$269,302,557
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
LVIP American Funds–25

LVIP American Funds
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Year ended December 31, 2022
Ordinary income	$ 1,776,340	$2,609,298	$ 22,121,714	$26,130,965	$6,386,950
Long-term capital gains	22,051,116	4,833,055	198,791,323	12,772,392	1,411,254
Total	$23,827,456	$7,442,353	$220,913,037	$38,903,357	$7,798,204
Year ended December 31, 2021
Ordinary income	$ 465,467	$ —	$ 8,678,625	$11,782,906	$6,394,872
Long-term capital gains	11,267,670	6,315,681	37,500,134	20,325,406	1,886
Total	$11,733,137	$6,315,681	$ 46,178,759	$32,108,312	$6,396,758
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Undistributed long-term capital gains	$29,934,764	$16,234,948	$181,167,443	$ 94,641,900	$ 35,468,316
Other temporary differences	—	—	(1)	1	1
Net unrealized appreciation (depreciation)	32,351,715	(8,772,436)	(36,610,932)	85,345,611	(50,138,588)
Distributable earnings/(accumulated loss)	$62,286,479	$ 7,462,512	$144,556,510	$179,987,512	$(14,670,271)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification..
At December 31, 2022, the Funds had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP American Global Growth Fund		LVIP American Global Small Capitalization Fund		LVIP American Growth Fund
	Year Ended		Year Ended		Year Ended
	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Shares sold:
Service Class II	1,676,581	2,781,087	645,432	487,998	7,720,594	7,008,945
Shares reinvested:
Service Class II	1,214,410	378,582	601,488	288,743	9,514,996	1,225,766
	2,890,991	3,159,669	1,246,920	776,741	17,235,590	8,234,711
Shares redeemed:
Service Class II	(3,665,440)	(2,500,088)	(706,173)	(818,830)	(4,522,906)	(5,513,878)
Net increase (decrease)	(774,449)	659,581	540,747	(42,089)	12,712,684	2,720,833

LVIP American Funds–26

LVIP American Funds
Notes to Financial Statements (continued)
 6. Capital Shares (continued)
	LVIP American Growth-Income Fund		LVIP American International Fund
	Year Ended		Year Ended
	12/31/22	12/31/21	12/31/22	12/31/21
Shares sold:
Service Class II	4,410,904	5,317,717	5,016,764	2,267,201
Shares reinvested:
Service Class II	1,774,548	1,181,089	643,282	397,915
	6,185,452	6,498,806	5,660,046	2,665,116
Shares redeemed:
Service Class II	(5,014,910)	(4,784,474)	(2,248,349)	(1,843,912)
Net increase (decrease)	1,170,542	1,714,332	3,411,697	821,204
7. Line of Credit
The Funds, along with other funds in the Trust (“Participants”), are participants in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Funds had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
9. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP American Funds–27

Report of Independent Registered Public Accounting Firm
To the Shareholders of LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund and the Board of Trustees of Lincoln Variable Insurance Products Trust
Opinion on the Financial Statements
We have audited the accompanying statements of net assets of LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund (collectively referred to as the “Funds”) (five of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (five of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP American Funds–28

LVIP American Funds
Other Fund Information (unaudited)
Approval of Investment Management Agreement
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life and Morningstar provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Funds are only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement for each Fund. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the LVIP American Growth Fund, the LVIP American Growth-Income Fund, the LVIP American International Fund, the LVIP American Global Growth Fund and the LVIP American Global Small Capitalization Fund (collectively, the “LVIP American Funds”) each invest all of their assets in a master fund offered as a series of American Funds Insurance Series (“AFIS”). The Board considered that LIAC monitors the performance of the relevant master funds for each of the LVIP American Funds, and has certain compliance and investment oversight responsibilities with respect to the master-feeder arrangements. Since Capital Research and Management Company is the adviser responsible for the day-to-day portfolio management of the assets of the AFIS master funds, the Board considered Capital Research and Management Company’s good investment management reputation. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Service II class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the performance of the underlying fund. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board reviewed the LVIP American Growth Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Growth funds category and the S&P 500 Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the return of the benchmark index for the one-year period and above the return of the Morningstar peer group median and the benchmark index for the three-, five- and ten-year periods. The Board concluded that the services provided by LIAC were satisfactory.
LVIP American Funds–29

LVIP American Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board reviewed the LVIP American Growth-Income Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Blend funds category and the S&P 500 Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three- and five-year periods and above the return of the Morningstar peer group median and below the return of the benchmark index for the ten-year period. The Board considered LIAC’s view that underperformance for the three- and five-year periods was due primarily to sector allocation decisions, as well as an overweight allocation to cash. The Board also considered LIAC’s view that underperformance for the one-year period was due primarily to negative security selection, especially within the Information Technology and Consumer Discretionary sectors. The Board noted LIAC’s view that it remains comfortable with the Fund and its ability to meet its performance objective going forward. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP American International Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Large Growth funds category and the MSCI ACWI Ex USA NR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three-, five- and ten-year periods. The Board considered LIAC’s view that underperformance for the three- and five-year periods was primarily due to negative stock selection in the Industrials and Healthcare sectors, as well as an allocation to cash. The Board also considered LIAC’s view that underperformance for the one-year period was due, in part, to the Fund’s growth bias as value significantly outperformed growth during the period. The Board noted LIAC’s view that performance was consistent with expectations for a non-US equity fund with a large-cap orientation, growth bias and meaningful emerging market exposure. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP American Global Growth Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Global Large–Stock Growth funds category and the MSCI ACWI NR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-year period and above the return of the Morningstar peer group median and the benchmark index for the three-, five- and ten-year periods. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP American Global Small Capitalization Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Global Small/Mid Stock funds category and the MSCI ACWI Small NR USD Index. The Board noted that the Fund’s total return was below the Morningstar peer group median and the benchmark index for the one-, three- and ten-year periods and below the Morningstar peer group median and above the benchmark index for the five-year period. The Board considered LIAC’s view that underperformance for the one- and three-year periods was due, in part, to negative security selection within the Healthcare and Materials sectors, as well as an overweight allocation to cash. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio, and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for each Fund. Because the LVIP American Funds invest their assets in the respective master funds, LIAC has agreed not to charge a management fee to the LVIP American Funds, unless they are no longer invested in a registered investment company. The LVIP American Funds incur as an expense the management fee charged by each AFIS master fund, as disclosed in the relevant underlying fund’s prospectus. The Board considered that LIAC charged no management fee conditioned on the master-feeder relationships for the Funds. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC did not currently charge the Funds a management fee conditioned on the master-feeder relationships and that LIAC had implemented an operating expense limitation for the LVIP American Global Small Capitalization Fund through April 30, 2023. The Board concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall, and noted that LIAC does not currently charge the Funds a management fee, and therefore concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class II shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.
LVIP American Funds–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP American Funds–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP American Funds–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP American Funds–33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP American Funds–34

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP American Funds–35

LVIP American Global Allocation Managed Risk Funds
LVIP American Global Balanced Allocation Managed Risk Fund
LVIP American Global Growth Allocation Managed Risk Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP American Global Allocation Managed Risk Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Global Allocation Managed Risk Funds
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Milliman Financial Risk Management LLC
The LVIP American Global Balanced Allocation Managed Risk Fund returned (15.53)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its composite benchmark, the Balanced Blended Composite1, returned (15.15)% and its broad-based benchmark index, the Bloomberg U.S. Aggregate Bond Index2, returned (13.01)%.
The LVIP American Global Growth Allocation Managed Risk Fund returned (18.13)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its composite benchmark, the Growth Blended Composite3, returned (16.07)% and its broad-based benchmark index, the Russell 1000® Index4, returned (19.13)%.
2022 was a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates, and negative returns for most asset classes.
There was a worldwide inflation surge from mid-2021 to 2022, driven by a rapid recovery of consumer demand amid widespread supply shortages. The effects of the Covid-19 pandemic continued to ease but still contributed to disruptions in global supply chains. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced persistent and structural increases climbing to levels not seen in four decades, with similarly high readings in most other countries. Furthermore, the abrupt Russian invasion of Ukraine exacerbated economic disruptions and supply shortages that added to inflationary pressures and market volatility.
In order to combat high inflation, the U.S. Federal Reserve (“Fed”), along with other major central banks, had to take drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near-zero rate, the Fed hiked the Fed Funds rate by 4.25% in 2022, which was the fastest pace of rate hikes ever. Out of the five times rates hiked 75bps in the past 30 years, four took place in 2022.  Moreover, these rate hikes coincided with a reversal from quantitative easing to a period of quantitative tightening, which involved the Fed shrinking its $9 trillion balance sheet and reducing market liquidity. As a result, U.S. Treasury yields reversed their long-past-four-decade decline. The 10-year U.S. treasury yield rose sharply from 1.51% at the end of 2021 to 3.88% as of December 31, 2022. The yield spread between the 2-year and 10-year U.S. Treasury also closed the year at –55bps, marking the largest inversion seen since 1981. These dynamics resulted in U.S. fixed-income markets suffering the worst year in history. In 2022, for the first time ever, both the Bloomberg U.S. Aggregate Bond Index5 and the Bloomberg U.S. Treasury Index6 posted double digit negative returns of 13.1% (-13.1%) and 12.5% (-12.5%), respectively, which were the worst yearly returns since the inception of those indices in the 1970s. However, despite much higher yields, credit spreads were generally resilient, especially in the second half of the year on the strength of healthy corporate fundamentals.
After rising for three consecutive years, from the beginning of 2019 to year-end 2021, the S&P 500® Index7 (total return)doubled and Nasdaq® Composite Index8 more than doubled. This remarkable bull market came to an end in 2022. While earnings growth was positive during the first three quarters of the year, financial conditions continued to tighten and equity market volatility, as indicated by the CBOE Volatility Index9, stayed elevated throughout the year. Sharply rising interest rates diminished the equity risk premium and compressed price multiples. During 2022, domestic equity markets entered the longest and one of the worst bear markets since the Global Financial Crisis of 2008. The S&P 500® Index (total return) returned (18.1%), and the Nasdaq® Composite Index returned (32.4%). Wide dispersion in performance across investment styles and geographies continued throughout 2022. Value-oriented equities, known for their more defensive characteristics, outperformed growth-oriented equities across all market capitalizations.  Within the U.S., mega cap equities suffered the worst declines, followed by more economically sensitive small cap equities.  Developed international equity markets fared slightly better, outperforming domestic equity markets.  However, emerging market equities lagged all other geographies partly fueled by a slowdown in economic activity, highlighted by China’s zero-Covid policy that persisted through much of 2022.
The LVIP American Global Allocation Managed Risk Funds operate in a fund of funds structure and are designed to give broad exposure to global equities and fixed income securities by investing in American Funds retail funds.  The American Funds are actively managed funds, whose investment process emphasizes superior stock selection based on bottom up fundamental research.
The performance of the Funds and their underlying funds were impacted by varied market conditions during 2022, most notably the dispersion of returns between growth and value styles.  During 2022, equity allocations to value-oriented funds generally contributed positively to performance.  Conversely, equity allocations to growth-oriented funds generally detracted as they underperformed their respective equity indexes within the composite benchmark for the year.  The fixed income allocations within the LVIP American Global Allocation Managed Risk Funds generally contributed to returns in 2022 as the majority of the underlying funds outperformed the fixed income index component of the Funds’ composite benchmark.
Due to a difficult market environment with high equity and cross-asset volatility and repeated V-shaped markets, the risk management overlay reduced Fund volatility meaningfully but had a negative impact on relative performance in 2022 for the LVIP American Global Balanced Allocation Managed Risk and the LVIP American Global Growth Allocation Managed Risk Funds.

LVIP American Global Allocation Managed Risk Funds–1

LVIP American Global Allocation Managed Risk Funds
2022 Annual Report Commentary (unaudited) (continued)
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Maria Ma
Mike Hoppe
Lu Fan
Milliman Financial Risk Management
LLC:	Jeff Greco
Anthony Nese
Maria Schiopu
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
LVIP American Global Balanced Allocation Managed Risk Fund
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Global Balanced Allocation Managed Risk Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,741 for the Standard Class shares and to $15,201 for the Service Class shares. For comparison, look at how the Balanced Blended Composite and Bloomberg U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $17,225 and $11,108, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 15.53%
Five Years	+ 2.78%
Ten Years	+ 4.64%
Service Class Shares
One Year	- 15.82%
Five Years	+ 2.43%
Ten Years	+ 4.28%

LVIP American Global Allocation Managed Risk Funds–2

LVIP American Global Allocation Managed Risk Funds
2022 Annual Report Commentary (unaudited) (continued)
LVIP American Global Growth Allocation Managed Risk Fund
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Global Growth Allocation Managed Risk Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,015 for the Standard Class shares and to $15,465 for the Service Class shares. For comparison, look at how the Growth Blended Composite and Russell 1000® Index did over the same period. The same $10,000 investment would have increased to $19,645 and $32,110, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 18.13%
Five Years	+ 2.61%
Ten Years	+ 4.82%
Service Class Shares
One Year	- 18.42%
Five Years	+ 2.25%
Ten Years	+ 4.46%
1. The Balanced Blended Composite, an unmanaged index compiled by the Fund’s adviser, is constructed as follows: 50% Bloomberg U.S. Aggregate Bond Index, 25% Russell 1000® Index, 13% MSCI EAFE® NR Index, 7% Russell Midcap® Index, 3% Russell 2000® Index, and 2% MSCI Emerging Markets NR Index.
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3. The Growth Blended Composite, an unmanaged index compiled by the Fund’s adviser, is constructed as follows: 32% Russell 1000®Index, 30% Bloomberg U.S. Aggregate Bond Index, 20% MSCI EAFE®NR Index, 9% Russell Midcap®Index, 5% Russell 2000®Index, and 4% MSCI Emerging Markets NR Index.
4. Russell 1000® Index measures the performance of the largest 1,000 U.S companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
5.The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
6.The Bloomberg U.S. Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The US Treasury Index is a component of the US Aggregate, US Universal, Global Aggregate and Global Treasury Indices. The US Treasury Index has history back to January 1, 1973.
7.The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
8.The Nasdaq® Composite index is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces theorder of magnitudeof the result.
9.The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500®Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.

LVIP American Global Allocation Managed Risk Funds–3

LVIP American Global Allocation Managed Risk Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
LVIP American Global Balanced Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$982.60	0.31%	$1.55
Service Class Shares	1,000.00	980.90	0.66%	3.30
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.60	0.31%	$1.58
Service Class Shares	1,000.00	1,021.80	0.66%	3.36
LVIP American Global Growth Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$987.80	0.30%	$1.50
Service Class Shares	1,000.00	986.10	0.65%	3.25
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.70	0.30%	$1.53
Service Class Shares	1,000.00	1,021.90	0.65%	3.31

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP American Global Allocation Managed Risk Funds–4

LVIP American Global Allocation Managed Risk Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
LVIP American Global Balanced Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Investment Companies	99.54%
Asset Allocation Fund	14.77%
Equity Funds	29.04%
Fixed Income Funds	44.96%
Global Equity Fund	3.46%
International Equity Funds	4.53%
Money Market Fund	2.78%
Total Investments	99.54%
Receivables and Other Assets Net of Liabilities	0.46%
Total Net Assets	100.00%
LVIP American Global Growth Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Investment Companies	98.89%
Asset Allocation Fund	10.80%
Equity Funds	38.76%
Fixed Income Funds	26.36%
Global Equity Fund	6.27%
International Equity Funds	13.67%
Money Market Fund	3.03%
Total Investments	98.89%
Receivables and Other Assets Net of Liabilities	1.11%
Total Net Assets	100.00%
LVIP American Global Allocation Managed Risk Funds–5

LVIP American Global Balanced Allocation Managed Risk Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–99.54%
Asset Allocation Fund–14.77%
✧American Funds®– Capital Income Builder	3,004,380	$ 189,155,774
		189,155,774
Equity Funds–29.04%
✧American Funds®-
American Mutual Fund	2,619,267	126,877,305
Growth Fund of America	2,435,642	120,588,611
Investment Company of America	3,017,396	124,437,412
		371,903,328
Fixed Income Funds–44.96%
✧American Funds®-
Bond Fund of America	27,887,389	317,358,483
Capital World Bond Fund	1,564,830	25,209,420
High-Income Trust	3,038,322	27,527,199
Inflation Linked Bond Fund	7,176,266	65,447,549
Intermediate Bond Fund of America	11,275,982	140,160,451
		575,703,102
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Global Equity Fund–3.46%
✧American Funds®– Smallcap World Fund	760,678	$ 44,294,244
		44,294,244
International Equity Funds–4.53%
✧American Funds®-
EuroPacific Growth Fund	882,574	43,272,592
New World Fund	222,004	14,738,848
		58,011,440
Money Market Fund–2.78%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	35,627,872	35,627,872
		35,627,872
Total Investment Companies (Cost $1,373,358,496)		1,274,695,760

TOTAL INVESTMENTS–99.54% (Cost $1,373,358,496)	1,274,695,760
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.46%	5,917,126
NET ASSETS APPLICABLE TO 125,456,899 SHARES OUTSTANDING–100.00%	$1,280,612,886
NET ASSET VALUE PER SHARE–LVIP AMERICAN GLOBAL BALANCED ALLOCATION MANAGED RISK FUND STANDARD CLASS ($5,758,582 / 563,999 Shares)	$10.210
NET ASSET VALUE PER SHARE–LVIP AMERICAN GLOBAL BALANCED ALLOCATION MANAGED RISK FUND SERVICE CLASS ($1,274,854,304 / 124,892,900 Shares)	$10.208
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$1,261,964,921
Distributable earnings/(accumulated loss)	18,647,965
TOTAL NET ASSETS	$1,280,612,886

✧ Class R-6 shares.
★ Includes $5,170,087 cash collateral held at broker for futures contracts, $2,213,063 variation margin due from broker on futures contracts, $2,286,509 payable for securities purchased, $167,109 payable for fund shares redeemed, $51,219 other accrued expenses payable and $692,282 due to manager and affiliates as of December 31, 2022.
LVIP American Global Allocation Managed Risk Funds–6

LVIP American Global Balanced Allocation Managed Risk Fund
Statement of Net Assets (continued)
The following futures contracts were outstanding at December 31, 2022:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
(24)	Australian Dollar	$ (1,638,840)	$ (1,612,189)	3/13/23	$ —	$ (26,651)
(47)	British Pound	(3,549,675)	(3,581,413)	3/13/23	31,738	—
(63)	Euro	(8,468,775)	(8,411,135)	3/13/23	—	(57,640)
(41)	Japanese Yen	(3,949,837)	(3,785,736)	3/13/23	—	(164,101)
(4)	Swedish Krona	(769,680)	(774,038)	3/13/23	4,358	—
					36,096	(248,392)
Equity Contracts:
(81)	E-mini MSCI Emerging Markets Index	(3,885,570)	(3,899,203)	3/17/23	13,633	—
(22)	E-mini Russell 2000 Index	(1,947,990)	(1,944,386)	3/17/23	—	(3,604)
(257)	E-mini S&P 500 Index	(49,613,850)	(49,717,995)	3/17/23	104,145	—
(28)	E-mini S&P MidCap 400 Index	(6,839,280)	(6,778,781)	3/17/23	—	(60,499)
(184)	Euro STOXX 50 Index	(7,455,038)	(7,504,828)	3/17/23	49,790	—
(48)	FTSE 100 Index	(4,332,490)	(4,267,772)	3/17/23	—	(64,718)
(37)	OMXS 30 Index	(724,055)	(728,455)	1/20/23	4,400	—
(16)	SPI 200 Index	(1,904,202)	(1,924,703)	3/16/23	20,501	—
(26)	TOPIX Index	(3,747,257)	(3,819,786)	3/9/23	72,529	—
					264,998	(128,821)
Total Futures Contracts					$301,094	$(377,213)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OMXS–Stockholm Stock Exchange
S&P–Standard & Poor’s
SPI–Swiss Performance Index
TOPIX–Tokyo Stock Price Index
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–7

LVIP American Global Growth Allocation Managed Risk Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–98.89%
Asset Allocation Fund–10.80%
✧American Funds®– Capital Income Builder	4,283,483	$ 269,688,066
		269,688,066
Equity Funds–38.76%
✧American Funds®-
American Mutual Fund	6,086,014	294,806,551
Growth Fund of America	5,659,257	280,189,802
Investment Company of America	9,519,903	392,600,799
		967,597,152
Fixed Income Funds–26.36%
✧American Funds®-
Bond Fund of America	27,928,782	317,829,543
High-Income Trust	5,370,008	48,652,268
Inflation Linked Bond Fund	8,160,145	74,420,523
Intermediate Bond Fund of America	17,459,626	217,023,153
		657,925,487
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Global Equity Fund–6.27%
✧American Funds®– Smallcap World Fund	2,686,000	$ 156,405,771
		156,405,771
International Equity Funds–13.67%
✧American Funds®-
EuroPacific Growth Fund	4,999,441	245,122,577
New World Fund	1,449,519	96,233,583
		341,356,160
Money Market Fund–3.03%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	75,531,607	75,531,607
		75,531,607
Total Investment Companies (Cost $2,725,591,354)		2,468,504,243

TOTAL INVESTMENTS–98.89% (Cost $2,725,591,354)	2,468,504,243
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.11%	27,831,181
NET ASSETS APPLICABLE TO 228,096,796 SHARES OUTSTANDING–100.00%	$2,496,335,424
NET ASSET VALUE PER SHARE–LVIP AMERICAN GLOBAL GROWTH ALLOCATION MANAGED RISK FUND STANDARD CLASS ($901,314 / 82,327 Shares)	$10.948
NET ASSET VALUE PER SHARE–LVIP AMERICAN GLOBAL GROWTH ALLOCATION MANAGED RISK FUND SERVICE CLASS ($2,495,434,110 / 228,014,469 Shares)	$10.944
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$2,321,236,065
Distributable earnings/(accumulated loss)	175,099,359
TOTAL NET ASSETS	$2,496,335,424

✧ Class R-6 shares.
★ Includes $23,815,055 cash collateral held at broker for futures contracts, $5,558,704 variation margin due from broker on futures contracts, $1,839,334 payable for securities purchased, $525,490 payable for fund shares redeemed, $59,104 other accrued expenses payable and $1,353,300 due to manager and affiliates as of December 31, 2022.
LVIP American Global Allocation Managed Risk Funds–8

LVIP American Global Growth Allocation Managed Risk Fund
Statement of Net Assets (continued)
The following futures contracts were outstanding at December 31, 2022:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
(112)	Australian Dollar	$ (7,647,920)	$ (7,556,623)	3/13/23	$ —	$ (91,297)
(231)	British Pound	(17,446,275)	(17,684,380)	3/13/23	238,105	—
(309)	Euro	(41,537,325)	(41,326,756)	3/13/23	—	(210,569)
(202)	Japanese Yen	(19,460,175)	(18,667,487)	3/13/23	—	(792,688)
(21)	Swedish Krona	(4,040,820)	(4,082,245)	3/13/23	41,425	—
					279,530	(1,094,554)
Equity Contracts:
(645)	E-mini MSCI Emerging Markets Index	(30,940,650)	(31,111,787)	3/17/23	171,137	—
(120)	E-mini Russell 2000 Index	(10,625,400)	(10,680,481)	3/17/23	55,081	—
(1,101)	E-mini S&P 500 Index	(212,548,050)	(214,980,143)	3/17/23	2,432,093	—
(129)	E-mini S&P MidCap 400 Index	(31,509,540)	(31,490,335)	3/17/23	—	(19,205)
(931)	Euro STOXX 50 Index	(37,720,874)	(38,173,729)	3/17/23	452,855	—
(205)	FTSE 100 Index	(18,503,344)	(18,310,900)	3/17/23	—	(192,444)
(185)	OMXS 30 Index	(3,620,272)	(3,667,084)	1/20/23	46,812	—
(66)	SPI 200 Index	(7,854,832)	(7,960,253)	3/16/23	105,421	—
(128)	TOPIX Index	(18,448,034)	(18,908,437)	3/9/23	460,403	—
					3,723,802	(211,649)
Total Futures Contracts					$4,003,332	$(1,306,203)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OMXS–Stockholm Stock Exchange
S&P–Standard & Poor’s
SPI–Swiss Performance Index
TOPIX–Tokyo Stock Price Index
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–9

LVIP American Global Allocation Managed Risk Funds
Statements of Operations
Year Ended December 31, 2022
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
INVESTMENT INCOME:
Dividends	$ 34,507,264	$ 53,626,072
EXPENSES:
Distribution fees-Service Class	4,991,371	9,796,492
Management fees	3,579,267	6,999,884
Shareholder servicing fees	415,195	811,986
Accounting and administration expenses	186,649	305,338
Professional fees	57,292	85,641
Trustees’ fees and expenses	48,039	94,109
Custodian fees	25,067	36,437
Reports and statements to shareholders	19,068	28,283
Consulting fees	4,140	4,949
Pricing fees	1,416	1,390
Other	32,240	59,746
Total operating expenses	9,359,744	18,224,255
NET INVESTMENT INCOME	25,147,520	35,401,817
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	279,900	100,228
Sale of unaffiliated investments	152,390,745	518,912,998
Distributions from unaffiliated investment companies	14,923,644	41,186,228
Foreign currencies	(72,659)	(560,529)
Futures contracts	(30,885,649)	(88,125,432)
Net realized gain	136,635,981	471,513,493
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(781,260)	(859,757)
Unaffiliated investments	(421,077,995)	(1,120,528,430)
Foreign currencies	13,455	60,609
Futures contracts	(982,675)	690,721
Net change in unrealized appreciation (depreciation)	(422,828,475)	(1,120,636,857)
NET REALIZED AND UNREALIZED LOSS	(286,192,494)	(649,123,364)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(261,044,974)	$ (613,721,547)
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–10

LVIP American Global Allocation Managed Risk Funds
Statements of Changes in Net Assets
	LVIP American Global Balanced Allocation Managed Risk Fund		LVIP American Global Growth Allocation Managed Risk Fund
	Year Ended		Year Ended
	12/31/22	12/31/21	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 25,147,520	$ 18,250,982	$ 35,401,817	$ 31,395,281
Net realized gain	136,635,981	112,398,878	471,513,493	226,240,589
Net change in unrealized appreciation (depreciation)	(422,828,475)	18,747,219	(1,120,636,857)	99,627,272
Net increase (decrease) in net assets resulting from operations	(261,044,974)	149,397,079	(613,721,547)	357,263,142
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(468,139)	(97,768)	(65,841)	(23,543)
Service Class	(101,635,649)	(40,574,522)	(177,542,090)	(60,317,240)
	(102,103,788)	(40,672,290)	(177,607,931)	(60,340,783)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,482,586	2,406,550	6,672	84,444
Service Class	21,109,730	32,715,174	30,221,342	35,330,521
Reinvestment of dividends and distributions:
Standard Class	468,139	97,768	65,841	23,543
Service Class	101,635,649	40,574,522	177,542,090	60,317,240
	126,696,104	75,794,014	207,835,945	95,755,748
Cost of shares redeemed:
Standard Class	(444,313)	(227,865)	(24,180)	(107,874)
Service Class	(188,037,999)	(221,108,242)	(338,993,243)	(437,058,260)
	(188,482,312)	(221,336,107)	(339,017,423)	(437,166,134)
Decrease in net assets derived from capital share transactions	(61,786,208)	(145,542,093)	(131,181,478)	(341,410,386)
NET DECREASE IN NET ASSETS	(424,934,970)	(36,817,304)	(922,510,956)	(44,488,027)
NET ASSETS:
Beginning of year	1,705,547,856	1,742,365,160	3,418,846,380	3,463,334,407
End of year	$1,280,612,886	$1,705,547,856	$ 2,496,335,424	$3,418,846,380
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–11

LVIP American Global Balanced Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 13.150	$ 12.362	$ 11.761	$ 11.010	$ 11.817
Income (loss) from investment operations:
Net investment income[1]	0.240	0.183	0.200	0.247	0.224
Net realized and unrealized gain (loss)	(2.289)	0.973	0.959	1.522	(0.578)
Total from investment operations	(2.049)	1.156	1.159	1.769	(0.354)
Less dividends and distributions from:
Net investment income	(0.248)	(0.368)	(0.225)	(0.295)	(0.234)
Net realized gain	(0.643)	—	(0.333)	(0.723)	(0.219)
Total dividends and distributions	(0.891)	(0.368)	(0.558)	(1.018)	(0.453)
Net asset value, end of period	$ 10.210	$ 13.150	$ 12.362	$ 11.761	$ 11.010
Total return[2]	(15.53%)	9.36%	10.10%	16.35%	(3.06%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 5,759	$ 3,623	$ 1,272	$ 450	$ 414
Ratio of expenses to average net assets[3]	0.31%	0.29%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.31%	0.30%	0.31%	0.30%	0.30%
Ratio of net investment income to average net assets	2.10%	1.40%	1.70%	2.10%	1.90%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.10%	1.39%	1.69%	2.10%	1.90%
Portfolio turnover	88%	12%	19%	9%	27%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–12

LVIP American Global Balanced Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 13.143	$ 12.355	$ 11.758	$ 11.009	$ 11.812
Income (loss) from investment operations:
Net investment income[1]	0.202	0.136	0.158	0.206	0.182
Net realized and unrealized gain (loss)	(2.287)	0.972	0.955	1.519	(0.575)
Total from investment operations	(2.085)	1.108	1.113	1.725	(0.393)
Less dividends and distributions from:
Net investment income	(0.207)	(0.320)	(0.183)	(0.253)	(0.191)
Net realized gain	(0.643)	—	(0.333)	(0.723)	(0.219)
Total dividends and distributions	(0.850)	(0.320)	(0.516)	(0.976)	(0.410)
Net asset value, end of period	$ 10.208	$ 13.143	$ 12.355	$ 11.758	$ 11.009
Total return[2]	(15.82%)	8.97%	9.70%	15.95%	(3.39%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,274,854	$1,701,925	$1,741,094	$1,770,529	$1,709,482
Ratio of expenses to average net assets[3]	0.66%	0.64%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.66%	0.65%	0.66%	0.65%	0.65%
Ratio of net investment income to average net assets	1.75%	1.05%	1.35%	1.75%	1.55%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.75%	1.04%	1.34%	1.75%	1.55%
Portfolio turnover	88%	12%	19%	9%	27%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–13

LVIP American Global Growth Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Global Growth Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 14.421	$ 13.250	$ 12.374	$ 11.692	$ 12.594
Income (loss) from investment operations:
Net investment income[1]	0.198	0.177	0.154	0.214	0.179
Net realized and unrealized gain (loss)	(2.821)	1.303	1.168	1.756	(0.666)
Total from investment operations	(2.623)	1.480	1.322	1.970	(0.487)
Less dividends and distributions from:
Net investment income	(0.186)	(0.309)	(0.189)	(0.249)	(0.196)
Net realized gain	(0.664)	—	(0.257)	(1.039)	(0.219)
Total dividends and distributions	(0.850)	(0.309)	(0.446)	(1.288)	(0.415)
Net asset value, end of period	$ 10.948	$ 14.421	$ 13.250	$ 12.374	$ 11.692
Total return[2]	(18.13%)	11.17%	10.89%	17.37%	(3.96%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 901	$ 1,120	$ 1,033	$ 979	$ 856
Ratio of expenses to average net assets[3]	0.30%	0.29%	0.30%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	1.62%	1.25%	1.25%	1.73%	1.43%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.62%	1.24%	1.25%	1.73%	1.43%
Portfolio turnover	89%	13%	22%	10%	47%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–14

LVIP American Global Growth Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Global Growth Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 14.413	$ 13.242	$ 12.369	$ 11.691	$ 12.589
Income (loss) from investment operations:
Net investment income[1]	0.155	0.127	0.111	0.171	0.137
Net realized and unrealized gain (loss)	(2.818)	1.300	1.163	1.752	(0.666)
Total from investment operations	(2.663)	1.427	1.274	1.923	(0.529)
Less dividends and distributions from:
Net investment income	(0.142)	(0.256)	(0.144)	(0.206)	(0.150)
Net realized gain	(0.664)	—	(0.257)	(1.039)	(0.219)
Total dividends and distributions	(0.806)	(0.256)	(0.401)	(1.245)	(0.369)
Net asset value, end of period	$ 10.944	$ 14.413	$ 13.242	$ 12.369	$ 11.691
Total return[2]	(18.42%)	10.78%	10.51%	16.96%	(4.30%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,495,434	$3,417,726	$3,462,302	$3,506,751	$3,345,158
Ratio of expenses to average net assets[3]	0.65%	0.64%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	1.27%	0.90%	0.90%	1.38%	1.08%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.27%	0.89%	0.90%	1.38%	1.08%
Portfolio turnover	89%	13%	22%	10%	47%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds–15

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Global Balanced Allocation Managed Risk Fund and LVIP American Global Growth Allocation Managed Risk Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in the series of American Funds® family of funds (collectively, the “Underlying Funds”). The Underlying Funds, which are advised by an unaffiliated adviser, invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments, and employ an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the LVIP American Global Balanced Allocation Managed Risk Fund is to seek a balance between a high level of current income and growth of capital.
The investment objective of the LVIP American Global Growth Allocation Managed Risk Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
1. Significant Accounting Policies
Each Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation – The Funds value Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2022, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with each Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP American Global Allocation Managed Risk Funds–16

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund’s investment portfolio, and providing certain administrative services to each Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of each Fund's average daily net assets.   The management fee is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.   The agreement was to continue at least through April 30, 2022, and could not be terminated before that date without the mutual agreement of the Trust's Board of Trustees (the “Board”) and LIAC.  The Board and LIAC mutually agreed to terminate the wavier effective January 1, 2022.
Prior to January 1, 2022, the waiver amount of each Fund's average daily net assets in effect was as follows:
LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
0.010%	0.005%
Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Funds' managed risk strategy. For these services, LIAC, not the Funds, pays the Sub-Adviser a fee based on each Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Administrative	$103,213	$202,191
Legal	18,384	35,931
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
LVIP American Global Allocation Managed Risk Funds–17

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2022, these fees were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Printing and mailing	$5,023	$3,187
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2022, each Fund had liabilities payable to affiliates as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Management fees payable to LIAC	$275,846	$537,985
Distribution fees payable to LFD	384,438	752,909
Shareholder servicing fees payable to Lincoln Life	31,998	62,406
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
LVIP American Global Allocation Managed Risk Funds–18

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2022, were as follows:
LVIP American Global Balanced Allocation Managed Risk Fund
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-0.00%@
Fixed Income Fund-0.00%@
×,✢American Funds Insurance Series® – Mortgage Fund	$66,642,899	$16,739	$66,158,278	$279,900	$(781,260)	$—	—	$—	$—

@ As a percentage of Net Assets as of December 31, 2022.
× Issuer is no longer an affiliate of the Fund at December 31, 2022.
✢ Class 1 shares.
LVIP American Global Growth Allocation Managed Risk Fund
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-0.00%@
Fixed Income Fund-0.00%@
×,✢American Funds Insurance Series® – Mortgage Fund	$100,985,389	$54,940	$100,280,800	$100,228	$(859,757)	$—	—	$—	$—

@ As a percentage of Net Assets as of December 31, 2022.
× Issuer is no longer an affiliate of the Fund at December 31, 2022.
✢ Class 1 shares.
3. Investments
For the year ended December 31, 2022, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Purchases	$1,228,694,819	$2,398,418,478
Sales	1,381,771,919	2,730,586,310
LVIP American Global Allocation Managed Risk Funds–19

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Cost of investments and derivatives	$1,385,776,664	$2,750,780,529
Aggregate unrealized appreciation of investments and derivatives	$ 61,146,903	$ 119,280,642
Aggregate unrealized depreciation of investments and derivatives	(172,113,848)	(400,873,385)
Net unrealized depreciation of investments and derivatives	$ (110,966,945)	$ (281,592,743)
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2022:
Level 1	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Investments:
Assets:
Investment Companies	$1,274,695,760	$2,468,504,243
Derivatives:
Assets:
Futures Contracts	$ 301,094	$ 4,003,332
Derivatives:
Liabilities:
Futures Contracts	$ (377,213)	$ (1,306,203)
There were no Level 3 investments at the beginning or end of the year.
LVIP American Global Allocation Managed Risk Funds–20

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to rounding.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the year ended December 31, 2022 was as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Year ended December 31, 2022
Ordinary income	$ 25,074,861	$ 32,040,082
Long-term capital gains	77,028,927	145,567,849
Total	$102,103,788	$177,607,931
Year ended December 31, 2021
Ordinary income	$ 36,080,750	$ 49,032,317
Long-term capital gains	4,591,540	11,308,466
Total	$ 40,672,290	$ 60,340,783
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Undistributed ordinary income	$ —	$ 2,801,206
Undistributed long-term capital gains	129,712,579	454,503,532
Other temporary differences	(97,669)	(612,636)
Net unrealized depreciation	(110,966,945)	(281,592,743)
Distributable earnings/(accumulated loss)	$ 18,647,965	$ 175,099,359
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
At December 31, 2022, the Funds had no capital loss carryforwards for federal income tax purposes.
LVIP American Global Allocation Managed Risk Funds–21

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund		LVIP American Global Growth Allocation Managed Risk Fund
	Year Ended		Year Ended
	12/31/22	12/31/21	12/31/22	12/31/21
Shares sold:
Standard Class	282,966	182,510	558	6,045
Service Class	1,856,927	2,514,425	2,413,182	2,539,774
Shares reinvested:
Standard Class	45,401	7,430	5,998	1,631
Service Class	9,872,296	3,084,753	16,209,687	4,181,737
	12,057,590	5,789,118	18,629,425	6,729,187
Shares redeemed:
Standard Class	(39,879)	(17,292)	(1,921)	(7,933)
Service Class	(16,327,094)	(17,024,911)	(27,742,415)	(31,051,092)
	(16,366,973)	(17,042,203)	(27,744,336)	(31,059,025)
Net decrease	(4,309,383)	(11,253,085)	(9,114,911)	(24,329,838)
7. Line of Credit
The Funds, along with other funds in the Trust (“Participants”), are participants in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Funds had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–Each Fund may use futures contracts in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge the Funds' existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Funds' investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, each Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, each Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2022, each Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions, as a cash management tool, to hedge currency risks associated with the Fund's investments.
LVIP American Global Allocation Managed Risk Funds–22

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2022 were as follows:
LVIP American Global Balanced Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$264,998	Receivables and other assets net of liabilities	$(128,821)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	36,096	Receivables and other assets net of liabilities	(248,392)
Total		$301,094		$(377,213)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(29,036,360)	$(717,236)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(1,280,223)	(265,439)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(569,066)	—
Total		$(30,885,649)	$(982,675)
Fair values of derivative instruments as of December 31, 2022 were as follows:
LVIP American Global Growth Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$3,723,802	Receivables and other assets net of liabilities	$ (211,649)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	279,530	Receivables and other assets net of liabilities	(1,094,554)
Total		$4,003,332		$(1,306,203)
LVIP American Global Allocation Managed Risk Funds–23

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(71,423,032)	$1,631,018
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	3,792,911	(940,297)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(20,495,311)	—
Total		$(88,125,432)	$ 690,721
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by each Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
	Futures Contracts (Average Notional Value)	Futures Contracts (Average Notional Value)
LVIP American Global Balanced Allocation Managed Risk Fund	$20,878,791	$158,933,650
LVIP American Global Growth Allocation Managed Risk Fund	94,142,810	608,187,937
9. Risk Factors
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
LVIP American Global Allocation Managed Risk Funds–24

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
10. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP American Global Allocation Managed Risk Funds–25

Report of Independent Registered Public Accounting Firm
To the Shareholders of LVIP American Global Balanced Allocation Managed Risk Fund and LVIP American Global Growth Allocation Managed Risk Fund and the Board of Trustees of Lincoln Variable Insurance Products Trust
Opinion on the Financial Statements
We have audited the accompanying statements of net assets of LVIP American Global Balanced Allocation Managed Risk Fund and LVIP American Global Growth Allocation Managed Risk Fund (collectively referred to as the “Funds”) (two of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP American Global Allocation Managed Risk Funds–26

LVIP American Global Allocation Managed Risk Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data and Milliman, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar, Broadridge and Milliman provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Funds are only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for each Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with a risk management strategy using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Underlying Sleeve”). The Board considered that the risk management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Funds’ investments in exchange-traded futures and the resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of each Fund; and (ii) Morningstar comparing the performance of each Fund’s Underlying Sleeve, both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2022. The Board considered complex-wide information provided by Broadridge that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information provided by Broadridge. The Board also considered an impact analysis provided by LIAC of the overlay/cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a custom benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP American Global Allocation Managed Risk Funds–27

LVIP American Global Allocation Managed Risk Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of each Fund's Risk-Management Sleeve to Milliman and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the risk management overlay model. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.
The Board reviewed the performance of the LVIP American Global Balanced Allocation Managed Risk Fund. In its review, the Board considered the total return and standard deviation data provided by each of Broadridge comparing the performance of the Fund and Morningstar comparing the performance of the Fund’s Underlying Sleeve to peer group information of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and the Fund’s custom benchmark index, the Balanced Blended Composite, and a risk controlled benchmark. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the performance of the LVIP American Global Growth Allocation Managed Risk Fund. In its review, the Board considered the total return and standard deviation data provided by each of Broadridge comparing the performance of the Fund and Morningstar comparing the performance of the Fund’s Underlying Sleeve to peer group of information funds included in the Morningstar Allocation – 50% to 70% Equity funds category and the Fund’s custom benchmark index, the Growth Blended Composite, and a risk controlled benchmark. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for each Fund. The Board noted that the net investment management fee for each Fund was higher than the median net investment management fee of the respective Morningstar peer group. The Board also considered that each Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the median net expense ratio (including AFFE) of the respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of each of the Funds, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement. The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman. It also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model. The Board also considered a presentation by representatives of Milliman regarding the performance of the Funds subadvised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that the services provided by Milliman were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for Milliman. The Board considered that LIAC compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Funds such as favorable publicity in relevant markets.
LVIP American Global Allocation Managed Risk Funds–28

LVIP American Global Allocation Managed Risk Funds
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP American Global Allocation Managed Risk Funds–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP American Global Allocation Managed Risk Funds–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP American Global Allocation Managed Risk Funds–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP American Global Allocation Managed Risk Funds–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP American Global Allocation Managed Risk Funds–33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP American Global Allocation Managed Risk Funds–34

LVIP American Preservation Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP American Preservation Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Preservation Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
The Fund returned (6.65%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the Bloomberg U.S. Government/Credit 1-3 Year Index1, returned (3.69%).
2022 was a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates, and negative returns for most asset classes.
 There was a worldwide inflation surge from mid-2021 to 2022, driven by a rapid recovery of consumer demand amid widespread supply shortages. The effects of the Covid-19 pandemic continued to ease but still contributed to disruptions in global supply chains. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced persistent and structural increases climbing to levels not seen in four decades, with similarly high readings in most other countries. Furthermore, the abrupt Russian invasion of Ukraine exacerbated economic disruptions and supply shortages that added to inflationary pressures and market volatility.
 In order to combat high inflation, the U.S. Federal Reserve (“Fed”), along with other major central banks, had to take drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near-zero rate, the Fed hiked the Fed Funds rate by 4.25% in 2022, which was the fastest pace of rate hikes ever. Out of the five times rates hiked 75bps in the past 30 years, four took place in 2022.  Moreover, these rate hikes coincided with a reversal from quantitative easing to a period of quantitative tightening, which involved the Fed shrinking its $9 trillion balance sheet and reducing market liquidity. As a result, U.S. Treasury yields reversed their long-past-four-decade decline. The 10-year U.S. treasury yield rose sharply from 1.51% at the end of 2021 to 3.88% as of December 31, 2022. The yield spread between the 2-year and 10-year U.S. Treasury also closed the year at –55bps, marking the largest inversion seen since 1981. These dynamics resulted in U.S. fixed-income markets suffering the worst year in history. In 2022, for the first time ever, both the Bloomberg U.S. Aggregate Bond Index4 and the Bloomberg U.S. Treasury Index5 posted double digit negative returns of 13.1% (-13.1%) and 12.5% (-12.5%), respectively, which were the worst yearly returns since the inception of those indices in the 1970s. However, despite much higher yields, credit spreads were generally resilient, especially in the second half of the year on the strength of healthy corporate fundamentals.
 After rising for three consecutive years, from the beginning of 2019 to year-end 2021, the S&P 500® Index (total return)2 doubled and Nasdaq® Composite Index6 more than doubled. This remarkable bull market came to an end in 2022. While earnings growth was positive during the first three quarters of the year, financial conditions continued to tighten and equity market volatility, as indicated by the CBOE Volatility Index3, stayed elevated throughout the year. Sharply rising interest rates diminished the equity risk premium and compressed price multiples. During 2022, domestic equity markets entered the longest and one of the worst bear markets since the Global Financial Crisis of 2008. The S&P 500® Index (total return) returned (18.1%), and the Nasdaq® Composite Index returned (32.4%). Wide dispersion in performance across investment styles and geographies continued throughout 2022. Value-oriented equities, known for their more defensive characteristics, outperformed growth-oriented equities across all market capitalizations.  Within the U.S., mega cap equities suffered the worst declines, followed by more economically sensitive small cap equities.  Developed international equity markets fared slightly better, outperforming domestic equity markets.  However, emerging market equities lagged all other geographies partly fueled by a slowdown in economic activity, highlighted by China’s zero-Covid policy that persisted through much of 2022.
The Fund operates under a fund of funds structure, investing all its assets in mutual funds (“underlying funds”). The underlying funds invest predominantly in short-term and medium-term US investment grade fixed income securities. Over the one-year period ended December 30, 2022, the Fund’s longer duration position detracted from performance, as treasury yields soared on inflation concerns and Fed tightening. However, the Fund’s underweight to corporate securities versus the benchmark partially offset the underperformance, as corporate spreads widened for the year.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Preservation Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,869 for the Standard Class shares and to $10,497 for the Service Class shares. For comparison, look at how the Bloomberg U.S. Government/Credit 1-3 Year Index did over the same period. The same $10,000 investment would have increased to $10,916. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include

LVIP American Preservation Fund–1

LVIP American Preservation Fund
2022 Annual Report Commentary (unaudited) (continued)
insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 6.65%
Five Years	+ 0.69%
Ten Years	+ 0.84%
Service Class Shares
One Year	- 6.97%
Five Years	+ 0.34%
Ten Years	+ 0.49%
1.The Bloomberg U.S. Government/Credit 1-3 Year Index is an index consisting of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years.
2.The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
3.The CBOE Volatility Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.
4.The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
5.The Bloomberg US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The US Treasury Index is a component of the US Aggregate, US Universal, Global Aggregate and Global Treasury Indices. The US Treasury Index has history back to January 1, 1973.
6.The Nasdaq® Composite index is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces the order of magnitude of the result.
LVIP American Preservation Fund–2

LVIP American Preservation Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$982.60	0.24%	$1.20
Service Class Shares	1,000.00	980.80	0.59%	2.95
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.00	0.24%	$1.22
Service Class Shares	1,000.00	1,022.20	0.59%	3.01

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies. In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP American Preservation Fund–3

LVIP American Preservation Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Investment Companies	100.14%
Fixed Income Funds	96.05%
Money Market Funds	4.09%
Total Investments	100.14%
Liabilities Net of Receivables and Other Assets	(0.14%)
Total Net Assets	100.00%
LVIP American Preservation Fund–4

LVIP American Preservation Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–100.14%
Fixed Income Funds–96.05%
✧American Funds®-
Bond Fund of America	5,981,635	$ 68,071,010
Inflation Linked Bond Fund	3,706,252	33,801,013
Intermediate Bond Fund of America	15,290,596	190,062,113
Mortgage Fund	4,537,495	40,792,080
Short Term Bond Fund of America	28,731,619	271,513,803
U.S. Government Securities Fund	3,874,035	47,495,661
		651,735,680
Money Market Funds–4.09%
✧American Funds®– U.S. Government Money Market Fund - (seven-day effective yield 4.53%)	27,174,720	27,174,720
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Money Market Funds (continued)
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	585,956	$ 585,956
		27,760,676
Total Investment Companies (Cost $732,388,275)		679,496,356

TOTAL INVESTMENTS–100.14% (Cost $732,388,275)	679,496,356
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.14%)	(952,466)
NET ASSETS APPLICABLE TO 74,496,060 SHARES OUTSTANDING–100.00%	$678,543,890
NET ASSET VALUE PER SHARE–LVIP AMERICAN PRESERVATION FUND STANDARD CLASS ($305,447 / 33,539 Shares)	$9.107
NET ASSET VALUE PER SHARE–LVIP AMERICAN PRESERVATION FUND SERVICE CLASS ($678,238,443 / 74,462,521 Shares)	$9.108
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$742,383,143
Distributable earnings/(accumulated loss)	(63,839,253)
TOTAL NET ASSETS	$678,543,890

✧ Class R-6 shares.
★ Includes $2,284,272 payable for securities purchased, $352,139 payable for fund shares redeemed, $37,526 other accrued expenses payable and $323,832 due to manager and affiliates as of December 31, 2022.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Preservation Fund–5

LVIP American Preservation Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends	$ 16,627,828
EXPENSES:
Distribution fees-Service Class	2,512,641
Management fees	1,795,543
Shareholder servicing fees	208,283
Accounting and administration expenses	108,049
Professional fees	38,232
Trustees’ fees and expenses	23,871
Custodian fees	23,106
Reports and statements to shareholders	12,864
Consulting fees	3,082
Pricing fees	306
Other	11,642
4,737,619
Less:
Management fees waived	(502,752)
Total operating expenses	4,234,867
NET INVESTMENT INCOME	12,392,961
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	357,984
Sale of unaffiliated investments	(5,238,618)
Distributions from unaffiliated investment companies	89,975
Net realized loss	(4,790,659)
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(593,118)
Unaffiliated investments	(60,156,413)
Net change in unrealized appreciation (depreciation)	(60,749,531)
NET REALIZED AND UNREALIZED LOSS	(65,540,190)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(53,147,229)
See accompanying notes, which are an integral part of the financial statements.
LVIP American Preservation Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 12,392,961	$ 4,317,581
Net realized gain (loss)	(4,790,659)	7,243,695
Net change in unrealized appreciation (depreciation)	(60,749,531)	(18,562,009)
Net decrease in net assets resulting from operations	(53,147,229)	(7,000,733)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(7,474)	(7,247)
Service Class	(14,121,923)	(17,435,097)
Return of capital:
Standard Class	(60)	—
Service Class	(134,451)	—
	(14,263,908)	(17,442,344)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	50,899	100,805
Service Class	115,208,382	205,131,393
Reinvestment of dividends and distributions:
Standard Class	7,534	7,247
Service Class	14,256,374	17,435,097
	129,523,189	222,674,542
Cost of shares redeemed:
Standard Class	(75,024)	(417,976)
Service Class	(163,185,868)	(221,789,027)
	(163,260,892)	(222,207,003)
Increase (decrease) in net assets derived from capital share transactions	(33,737,703)	467,539
NET DECREASE IN NET ASSETS	(101,148,840)	(23,975,538)
NET ASSETS:
Beginning of year	779,692,730	803,668,268
End of year	$ 678,543,890	$ 779,692,730
See accompanying notes, which are an integral part of the financial statements.
LVIP American Preservation Fund–6

LVIP American Preservation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Preservation Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.001	$ 10.316	$ 9.904	$ 9.699	$ 9.798
Income (loss) from investment operations:
Net investment income[1]	0.198	0.091	0.158	0.215	0.189
Net realized and unrealized gain (loss)	(0.863)	(0.144)	0.418	0.213	(0.106)
Total from investment operations	(0.665)	(0.053)	0.576	0.428	0.083
Less dividends and distributions from:
Net investment income	(0.204)	(0.262)	(0.164)	(0.223)	(0.182)
Net realized gain	(0.023)	—	—	—	—
Return of capital	(0.002)	—	—	—	—
Total dividends and distributions	(0.229)	(0.262)	(0.164)	(0.223)	(0.182)
Net asset value, end of period	$ 9.107	$ 10.001	$ 10.316	$ 9.904	$ 9.699
Total return[2]	(6.65%)	(0.52%)	5.82%	4.41%	0.85%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 305	$ 352	$ 672	$ 222	$ 187
Ratio of expenses to average net assets[3]	0.24%	0.20%	0.21%	0.21%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.31%	0.30%	0.31%	0.31%	0.30%
Ratio of net investment income to average net assets	2.08%	0.89%	1.53%	2.16%	1.94%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.01%	0.79%	1.43%	2.06%	1.84%
Portfolio turnover	45%	15%	13%	22%	21%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Preservation Fund–7

LVIP American Preservation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Preservation Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.000	$ 10.314	$ 9.906	$ 9.700	$ 9.798
Income (loss) from investment operations:
Net investment income[1]	0.164	0.055	0.121	0.180	0.155
Net realized and unrealized gain (loss)	(0.862)	(0.143)	0.417	0.214	(0.106)
Total from investment operations	(0.698)	(0.088)	0.538	0.394	0.049
Less dividends and distributions from:
Net investment income	(0.169)	(0.226)	(0.130)	(0.188)	(0.147)
Net realized gain	(0.023)	—	—	—	—
Return of capital	(0.002)	—	—	—	—
Total dividends and distributions	(0.194)	(0.226)	(0.130)	(0.188)	(0.147)
Net asset value, end of period	$ 9.108	$ 10.000	$ 10.314	$ 9.906	$ 9.700
Total return[2]	(6.97%)	(0.86%)	5.44%	4.06%	0.51%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$678,238	$779,341	$802,996	$675,087	$662,105
Ratio of expenses to average net assets[3]	0.59%	0.55%	0.56%	0.56%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.66%	0.65%	0.66%	0.66%	0.65%
Ratio of net investment income to average net assets	1.73%	0.54%	1.18%	1.81%	1.59%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.66%	0.44%	1.08%	1.71%	1.49%
Portfolio turnover	45%	15%	13%	22%	21%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Preservation Fund–8

LVIP American Preservation Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Preservation Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies that are advised by Lincoln Investment Advisors Corporation (“LIAC”) and series of the American Funds® family of funds (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek current income, consistent with the preservation of capital.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation – The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund’s investment portfolio, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. Effective January 1, 2022, the waiver amount is 0.07% of the Fund’s average daily net assets.   This agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of
LVIP American Preservation Fund–9

LVIP American Preservation Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.   Prior to January 1, 2022, the waiver amount was 0.10% of the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$51,289
Legal	9,194
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $4,547 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$104,305
Distribution fees payable to LFD	202,722
Shareholder servicing fees payable to Lincoln Life	16,805
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2022, were as follows:
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-0.00%@
Fixed Income Fund-0.00%@
×,✢American Funds Insurance Series® – Mortgage Fund	$31,248,923	$11,157	$31,024,946	$357,984	$(593,118)	$—	—	$—	$—

@ As a percentage of Net Assets as of December 31, 2022.
× Issuer is no longer an affiliate of the Fund at December 31, 2022.
✢ Class 1 shares.
LVIP American Preservation Fund–10

LVIP American Preservation Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$307,882,709
Sales	316,070,107
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$738,807,662
Aggregate unrealized appreciation of investments	$ 56,200
Aggregate unrealized depreciation of investments	(59,367,505)
Net unrealized depreciation of investments	$ (59,311,305)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment Companies	$679,496,356	$—	$—	$679,496,356
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$12,392,961	$17,430,449
Long-term capital gains	1,736,436	11,895
Return of capital	134,511	—
Total	$14,263,908	$17,442,344
LVIP American Preservation Fund–11

LVIP American Preservation Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$ (4,527,948)
Net unrealized depreciation	(59,311,305)
Distributable earnings/(accumulated loss)	$(63,839,253)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2022, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$785,635	$3,742,313	$4,527,948
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	5,380	10,004
Service Class	12,025,640	20,017,952
Shares reinvested:
Standard Class	825	719
Service Class	1,561,620	1,729,863
	13,593,465	21,758,538
Shares redeemed:
Standard Class	(7,837)	(40,733)
Service Class	(17,055,458)	(21,669,832)
	(17,063,295)	(21,710,565)
Net increase (decrease)	(3,469,830)	47,973
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
LVIP American Preservation Fund–12

LVIP American Preservation Fund
Notes to Financial Statements (continued)
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP American Preservation Fund–13

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP American Preservation Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP American Preservation Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP American Preservation Fund–14

LVIP American Preservation Fund
Other Fund Information (unaudited)
Approval of Investment Management Agreement
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life and Morningstar provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information, and LIAC provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement for the Fund.  In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources.  The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.  The Board concluded that the services provided by LIAC were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022.  The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the performance of the underlying funds.  The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board reviewed the LVIP American Preservation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Short-Term Bond funds category and the Bloomberg US Government/Credit 1-3 Year Total Return USD Index.  The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-, three- and five-year periods. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for the Fund.  The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2023.  The Board noted that the net investment management fee for the LVIP American Preservation Fund, giving effect to the advisory fee waiver, was lower than the median net investment management fee of its Morningstar peer group.  In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
LVIP American Preservation Fund–15

LVIP American Preservation Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Profitability.  The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits.  The Board reviewed materials provided by LIAC as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund, for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.
LVIP American Preservation Fund–16

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP American Preservation Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP American Preservation Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP American Preservation Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP American Preservation Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP American Preservation Fund–21

LVIP Baron Growth Opportunities Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Baron Growth Opportunities Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Baron Growth Opportunities Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BAMCO, Inc.
The Fund returned (25.64%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the Russell 2000® Growth Index1, returned (26.36%).
2022 was the worst year for the U.S. equity market since the global financial crisis of 2008. After most major indexes reached consecutive record highs in 2021, few predicted the stock market sell-off in 2022. But then a sudden and sustained surge in inflation spurred the Federal Reserve to embark on the most aggressive rate-hike path in decades, sending stocks tumbling through most of the year.
Investments in Financials, Information Technology (IT), Communication Services, and Real Estate accounted for most of the relative gains. Favorable stock selection in Financials was largely due to insurers Arch Capital Group, Ltd., Kinsale Capital Group, Inc. and Primerica, Inc. given insurance-related businesses are typically viewed as defensive stocks during market downturns. Arch and Kinsale also performed well after reporting above-consensus financial results as market conditions and pricing trends remained favorable. Financial data providers FactSet Research Systems, Inc. and MSCI, Inc. outperformed in a difficult market environment after reporting solid quarterly results and demonstrating strong underlying business trends throughout the year. Within IT, lower exposure to this trailing sector and gains from syndicated research provider Gartner, Inc. added the most value. Gartner’s stock outperformed after the company’s quarterly financial results consistently exceeded Wall Street estimates during the year. Growth in the research business compounded at double-digit levels, led by the company’s Global Business Sales segment, which is benefiting from a multi-year investment cycle. Strength in Communication Services came from satellite communications disruptor Iridium Communications Inc., while performance in Real Estate was bolstered by casino gaming REIT Gaming and Leisure Properties, Inc. Iridium’s shares outperformed after continuously beating expectations against its core market opportunity, while generating substantial profits following years of investments in its newer constellation. Management is leveraging strong profitability to execute its shareholder-friendly capital allocation program with an acceleration of repurchasing activity and a recently announced quarterly dividend program. Gaming and Leisure’s shares increased after the company reported consistently strong earnings and cash flow. While the increase in rates could dampen the transaction market, the company's balance sheet remains solid, and its dividend is well covered by its free cash flow.
Investments in Health Care and Industrials together with lack of exposure to the better performing Energy and Consumer Staples sectors weighed the most on relative results. Adverse stock selection in Health Care came from pharmaceutical packaging manufacturer West Pharmaceutical Services, Inc. and veterinary diagnostics leader IDEXX Laboratories, Inc. These companies were among the largest detractors as multiple compression has been particularly acute for pandemic “winners” given challenging growth comparisons and normalizing trends. Within Industrials, lower exposure to this better performing sector and underperformance of composite decking manufacturer Trex Company, Inc. hampered performance. Trex’s share price weakness stemmed primarily from valuation multiple compression, as investors became concerned that demand for the company's products would slow following two years of elevated growth. In addition, rising transportation and start-up costs temporarily pressured margins and management lowered full-year financial guidance as a result of unanticipated inventory de-stocking among the company’s customers.
Portfolio Managers:
BAMCO, Inc.:	Ronald Baron
Neal Rosenberg
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Baron Growth Opportunities Fund Service Class shares on 12/31/12. Performance of the Standard Class shares would be different than Service Class shares as a result of lower expenses. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $29,060. For comparison, look at how the Russell 2000® Growth Index did over the same period. The same $10,000 investment would have increased to $24,112. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Baron Growth Opportunities Fund–1

LVIP Baron Growth Opportunities Fund
2022 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 25.64%
Five Years	+ 9.39%
Ten Years	+ 11.54%
Service Class Shares
One Year	- 25.83%
Five Years	+ 9.12%
Ten Years	+ 11.26%
1. The Russell 2000®Growth Index is a broadly diversified index predominantly made up of growth stocks of small U.S. companies.
LVIP Baron Growth Opportunities Fund–2

LVIP Baron Growth Opportunities Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,071.20	0.92%	$4.80
Service Class Shares	1,000.00	1,069.90	1.17%	6.10
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.50	0.92%	$4.69
Service Class Shares	1,000.00	1,019.30	1.17%	5.95

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Baron Growth Opportunities Fund–3

LVIP Baron Growth Opportunities Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.52%
Biotechnology	0.26%
Building Products	1.52%
Capital Markets	17.06%
Commercial Services & Supplies	0.37%
Diversified Consumer Services	1.19%
Diversified Telecommunication Services	3.94%
Electronic Equipment, Instruments & Components	0.67%
Equity Real Estate Investment Trusts	5.06%
Health Care Equipment & Supplies	5.76%
Hotels, Restaurants & Leisure	19.83%
Insurance	14.42%
IT Services	8.34%
Life Sciences Tools & Services	7.52%
Machinery	0.40%
Pharmaceuticals	0.98%
Professional Services	6.32%
Software	5.49%
Thrifts & Mortgage Finance	0.39%
Warrant	0.00%
Money Market Fund	0.58%
Total Investments	100.10%
Liabilities Net of Receivables and Other Assets	(0.10%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Gartner, Inc.	7.49%
MSCI, Inc.	7.38%
Vail Resorts, Inc.	6.71%
CoStar Group, Inc.	6.32%
Kinsale Capital Group, Inc.	5.61%
Arch Capital Group Ltd.	5.60%
Choice Hotels International, Inc.	4.41%
IDEXX Laboratories, Inc.	4.27%
Iridium Communications, Inc.	3.94%
ANSYS, Inc.	3.72%
Total	55.45%

IT–Information Technology

LVIP Baron Growth Opportunities Fund–4

LVIP Baron Growth Opportunities Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.52%
Biotechnology–0.26%
†Denali Therapeutics, Inc.	73,000	$ 2,030,130
		2,030,130
Building Products–1.52%
†Trex Co., Inc.	276,000	11,683,080
		11,683,080
Capital Markets–17.06%
Carlyle Group, Inc.	210,000	6,266,400
Cohen & Steers, Inc.	191,000	12,330,960
FactSet Research Systems, Inc.	50,900	20,421,589
Houlihan Lokey, Inc.	148,500	12,943,260
Moelis & Co. Class A	115,000	4,412,550
Morningstar, Inc.	83,580	18,102,592
MSCI, Inc.	122,000	56,750,740
		131,228,091
Commercial Services & Supplies–0.37%
†BrightView Holdings, Inc.	410,000	2,824,900
		2,824,900
Diversified Consumer Services–1.19%
†Bright Horizons Family Solutions, Inc.	144,497	9,117,761
		9,117,761
Diversified Telecommunication Services–3.94%
Iridium Communications, Inc.	590,000	30,326,000
		30,326,000
Electronic Equipment, Instruments & Components–0.67%
Littelfuse, Inc.	14,200	3,126,840
†Mirion Technologies, Inc.	308,304	2,037,889
		5,164,729
Equity Real Estate Investment Trusts–5.06%
Alexandria Real Estate Equities, Inc.	57,000	8,303,190
American Assets Trust, Inc.	28,500	755,250
Douglas Emmett, Inc.	319,050	5,002,704
Gaming & Leisure Properties, Inc.	476,657	24,829,063
		38,890,207
Health Care Equipment & Supplies–5.76%
†Figs, Inc. Class A	1,070,000	7,201,100
†IDEXX Laboratories, Inc.	80,500	32,840,780
†Neogen Corp.	280,000	4,264,400
		44,306,280
Hotels, Restaurants & Leisure–19.83%
Boyd Gaming Corp.	150,000	8,179,500
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
Choice Hotels International, Inc.	301,000	$ 33,904,640
Krispy Kreme, Inc.	508,408	5,246,771
Marriott Vacations Worldwide Corp.	164,000	22,072,760
†Penn Entertainment, Inc.	662,500	19,676,250
Red Rock Resorts, Inc. Class A	296,000	11,842,960
Vail Resorts, Inc.	216,500	51,602,775
		152,525,656
Insurance–14.42%
†Arch Capital Group Ltd.	686,000	43,067,080
Kinsale Capital Group, Inc.	165,000	43,150,800
Primerica, Inc.	174,500	24,747,590
		110,965,470
IT Services–8.34%
†Gartner, Inc.	171,500	57,648,010
SS&C Technologies Holdings, Inc.	125,000	6,507,500
		64,155,510
Life Sciences Tools & Services–7.52%
Bio-Techne Corp.	332,000	27,516,160
†Mettler-Toledo International, Inc.	10,900	15,755,405
West Pharmaceutical Services, Inc.	62,000	14,591,700
		57,863,265
Machinery–0.40%
Marel HF	459,500	1,583,826
†Velo3D, Inc.	830,000	1,485,700
		3,069,526
Pharmaceuticals–0.98%
Dechra Pharmaceuticals PLC	237,600	7,520,114
		7,520,114
Professional Services–6.32%
†CoStar Group, Inc.	629,000	48,609,120
		48,609,120
Software–5.49%
†Altair Engineering, Inc. Class A	72,000	3,273,840
†ANSYS, Inc.	118,500	28,628,415
†Guidewire Software, Inc.	129,500	8,101,520
Pegasystems, Inc.	65,600	2,246,144
		42,249,919
LVIP Baron Growth Opportunities Fund–5

LVIP Baron Growth Opportunities Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Thrifts & Mortgage Finance–0.39%
Essent Group Ltd.	77,500	$ 3,013,200
		3,013,200
Total Common Stock (Cost $191,528,411)		765,542,958
WARRANT–0.00%
†OneSpaWorld Holdings Ltd. exp 3/19/24 exercise price USD 11.50	9,999	12,499
Total Warrant (Cost $0)		12,499

	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–0.58%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 4.12%)	4,480,284	$ 4,480,284
Total Money Market Fund (Cost $4,480,284)		4,480,284

TOTAL INVESTMENTS–100.10% (Cost $196,008,695)	770,035,741
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.10%)	(752,147)
NET ASSETS APPLICABLE TO 12,352,520 SHARES OUTSTANDING–100.00%	$769,283,594
NET ASSET VALUE PER SHARE–LVIP BARON GROWTH OPPORTUNITIES FUND STANDARD CLASS ($59,697,073 / 918,749 Shares)	$64.976
NET ASSET VALUE PER SHARE–LVIP BARON GROWTH OPPORTUNITIES FUND SERVICE CLASS ($709,586,521 / 11,433,771 Shares)	$62.061
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$183,002,099
Distributable earnings/(accumulated loss)	586,281,495
TOTAL NET ASSETS	$769,283,594

† Non-income producing.
★ Includes $1,204,252 payable for fund shares redeemed, $54,873 other accrued expenses payable and $751,001 due to manager and affiliates as of December 31, 2022.

Summary of Abbreviations:
IT–Information Technology
See accompanying notes, which are an integral part of the financial statements.
LVIP Baron Growth Opportunities Fund–6

LVIP Baron Growth Opportunities Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends	$ 7,824,283
Foreign taxes withheld	(5,199)
7,819,084
EXPENSES:
Management fees	8,133,277
Distribution fees-Service Class	1,874,212
Shareholder servicing fees	235,865
Accounting and administration expenses	169,852
Professional fees	44,584
Trustees’ fees and expenses	27,206
Reports and statements to shareholders	22,752
Custodian fees	5,575
Consulting fees	3,262
Pricing fees	985
Other	21,207
10,538,777
Less:
Management fees waived	(1,215,883)
Total operating expenses	9,322,894
NET INVESTMENT LOSS	(1,503,810)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	12,771,799
Foreign currencies	1,498
Net realized gain	12,773,297
Net change in unrealized appreciation (depreciation) of investments	(281,908,187)
NET REALIZED AND UNREALIZED LOSS	(269,134,890)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(270,638,700)
See accompanying notes, which are an integral part of the financial statements.
LVIP Baron Growth Opportunities Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$ (1,503,810)	$ (5,147,185)
Net realized gain	12,773,297	61,242,118
Net change in unrealized appreciation (depreciation)	(281,908,187)	114,695,633
Net increase (decrease) in net assets resulting from operations	(270,638,700)	170,790,566
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(4,705,655)	(1,670,942)
Service Class	(56,472,484)	(21,694,089)
	(61,178,139)	(23,365,031)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	14,146,885	9,864,923
Service Class	104,176,474	128,169,778
Reinvestment of dividends and distributions:
Standard Class	4,705,655	1,670,942
Service Class	56,472,484	21,694,089
	179,501,498	161,399,732
Cost of shares redeemed:
Standard Class	(12,789,273)	(13,947,064)
Service Class	(113,451,551)	(183,681,267)
	(126,240,824)	(197,628,331)
Increase (decrease) in net assets derived from capital share transactions	53,260,674	(36,228,599)
NET INCREASE (DECREASE) IN NET ASSETS	(278,556,165)	111,196,936
NET ASSETS:
Beginning of year	1,047,839,759	936,642,823
End of year	$ 769,283,594	$1,047,839,759
See accompanying notes, which are an integral part of the financial statements.
LVIP Baron Growth Opportunities Fund–7

LVIP Baron Growth Opportunities Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Baron Growth Opportunities Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 95.264	$ 81.827	$ 62.157	$ 46.700	$ 50.365
Income (loss) from investment operations:
Net investment income (loss)[1]	0.033	(0.255)	(0.198)	0.050	0.012
Net realized and unrealized gain (loss)	(24.952)	15.744	21.270	17.014	(1.427)
Total from investment operations	(24.919)	15.489	21.072	17.064	(1.415)
Less dividends and distributions from:
Net realized gain	(5.369)	(2.052)	(1.402)	(1.607)	(2.250)
Total dividends and distributions	(5.369)	(2.052)	(1.402)	(1.607)	(2.250)
Net asset value, end of period	$ 64.976	$ 95.264	$ 81.827	$ 62.157	$ 46.700
Total return[2]	(25.64%)	19.02%	34.41%	36.72%	(3.70%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 59,697	$ 78,495	$ 69,487	$ 71,190	$ 50,558
Ratio of expenses to average net assets	0.92%	0.89%	0.93%	0.93%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.07%	1.06%	1.07%	1.07%	1.08%
Ratio of net investment income (loss) to average net assets	0.04%	(0.28%)	(0.32%)	0.08%	0.02%
Ratio of net investment (loss) to average net assets prior to expenses waived/reimbursed	(0.11%)	(0.45%)	(0.46%)	(0.06%)	(0.13%)
Portfolio turnover	3%	2%	1%	6%	6%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Baron Growth Opportunities Fund–8

LVIP Baron Growth Opportunities Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Baron Growth Opportunities Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 91.567	$ 78.916	$ 60.140	$ 45.337	$ 49.069
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.141)	(0.460)	(0.347)	(0.090)	(0.118)
Net realized and unrealized gain (loss)	(23.996)	15.163	20.525	16.500	(1.364)
Total from investment operations	(24.137)	14.703	20.178	16.410	(1.482)
Less dividends and distributions from:
Net realized gain	(5.369)	(2.052)	(1.402)	(1.607)	(2.250)
Total dividends and distributions	(5.369)	(2.052)	(1.402)	(1.607)	(2.250)
Net asset value, end of period	$ 62.061	$ 91.567	$ 78.916	$ 60.140	$ 45.337
Total return[2]	(25.83%)	18.72%	34.08%	36.38%	(3.93%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 709,587	$969,345	$867,155	$710,636	$540,704
Ratio of expenses to average net assets	1.17%	1.14%	1.18%	1.18%	1.18%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.32%	1.31%	1.32%	1.32%	1.33%
Ratio of net investment (loss) to average net assets	(0.21%)	(0.53%)	(0.57%)	(0.17%)	(0.23%)
Ratio of net investment (loss) to average net assets prior to expenses waived/reimbursed	(0.36%)	(0.70%)	(0.71%)	(0.31%)	(0.38%)
Portfolio turnover	3%	2%	1%	6%	6%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Baron Growth Opportunities Fund–9

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Baron Growth Opportunities Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek capital appreciation through long-term investments in securities of small-sized companies with undervalued assets or favorable growth prospects.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.
 The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign
LVIP Baron Growth Opportunities Fund–10

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts ("REITs") are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Special Purpose Acquisition Companies – Special purpose acquisition companies (“SPACs”) are collective investment structures that allow for private investments in public equity investments (“PIPE”). SPACs, sometimes referred to “blank-check” companies, do not have an operating history but conduct an initial public offering (“IPO”) the proceeds of which are held in a trust account and used to finance an acquisition of a business or assets. Following the IPO but prior to finalizing the merger or purchase agreement, the SPAC often will raise additional capital through committed debt or equity financing, the latter of which is often structured as a PIPE commitment. Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold; however, in certain circumstances, the issuer may have the right to temporarily suspend trading of the shares in the first year after the merger. The securities issued by a SPAC, which are typically traded in the over-the-counter market, may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale. The LVIP Baron Growth Opportunities Fund had contingent commitments outstanding of approximately $0 to purchase PIPE shares as of December 31, 2022.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 1.00% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.09% on the first $250 million of the Fund’s average daily net assets; 0.14% on the next $250 million, 0.19% on the next $200 million; 0.20% on the next $50 million; and 0.25% in excess of $750 million of the Fund’s average daily net assets.   The agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.93% of the average daily net assets for the Standard Class and 1.18% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. As of December 31, 2022, no expense reimbursements were subject to recoupment.
BAMCO, Inc. (the “Sub-Adviser”) a subsidiary of Baron Capital Group, Inc., provides day-to-day portfolio management services to the Fund. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.
LVIP Baron Growth Opportunities Fund–11

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$58,649
Legal	10,534
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $12,923 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$575,784
Distribution fees payable to LFD	155,646
Shareholder servicing fees payable to Lincoln Life	19,571
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2022, the Fund engaged in securities purchases of $2,730,247.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$21,091,479
Sales	25,871,402
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$196,653,827
Aggregate unrealized appreciation of investments	$592,247,003
Aggregate unrealized depreciation of investments	(18,865,090)
Net unrealized appreciation of investments	$573,381,913
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
LVIP Baron Growth Opportunities Fund–12

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$765,542,958	$ —	$—	$765,542,958
Warrant	—	12,499	—	12,499
Money Market Fund	4,480,284	—	—	4,480,284
Total Investments	$770,023,242	$12,499	$—	$770,035,741
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to net operating losses   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Long-term capital gains	$61,178,139	$23,365,031
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 12,899,582
Net unrealized appreciation	573,381,913
Distributable earnings/(accumulated loss)	$586,281,495
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, the Fund recorded the following permanent reclassifications primarily related to tax treatment of net operating losses:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$1,502,311	$(1,502,311)
At December 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.
LVIP Baron Growth Opportunities Fund–13

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	193,650	113,006
Service Class	1,499,866	1,507,309
Shares reinvested:
Standard Class	79,040	18,149
Service Class	992,452	244,959
	2,765,008	1,883,423
Shares redeemed:
Standard Class	(177,908)	(156,383)
Service Class	(1,644,753)	(2,154,341)
	(1,822,661)	(2,310,724)
Net increase (decrease)	942,347	(427,301)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.
The Fund may invest in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2022. The Fund's REIT holdings may also be affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings,
LVIP Baron Growth Opportunities Fund–14

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Baron Growth Opportunities Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Baron Growth Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Baron Growth Opportunities Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP Baron Growth Opportunities Fund–16

LVIP Baron Growth Opportunities Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2023. The Board noted that the investment management fee, giving effect to the advisory fee waiver, was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
LVIP Baron Growth Opportunities Fund–17

LVIP Baron Growth Opportunities Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BAMCO, Inc. (“BAMCO”) on behalf of the LVIP Baron Growth Opportunities Fund, the Board considered the nature, extent and quality of services provided by BAMCO under the subadvisory agreement. The Board reviewed the services provided by BAMCO, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of BAMCO. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Baron Growth Opportunities Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Mid-Cap Growth funds category and the Russell 2000 Growth Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-, five- and ten-year periods and below the return of the Morningstar peer group median and above the return of the benchmark index for the three-year period. The Board concluded that the services provided by BAMCO were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fees BAMCO charges as well as information provided by BAMCO regarding the fees charged to a subadvised fund for which BAMCO manages a comparable portfolio with the same portfolio managers. The Board considered that LIAC compensates BAMCO from its fees and that the subadvisory fee schedule was negotiated between LIAC and BAMCO, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding BAMCO’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by BAMCO as to any additional benefits it receives and noted that BAMCO has the ability to obtain research from broker-dealers through commissions paid by clients and that research may be used for the benefit of all the clients of BAMCO.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Baron Growth Opportunities Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP Baron Growth Opportunities Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP Baron Growth Opportunities Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP Baron Growth Opportunities Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP Baron Growth Opportunities Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Baron Growth Opportunities Fund–23

LVIP BlackRock Dividend Value Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP BlackRock Dividend Value Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Dividend Value Managed Volatility Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Investment Management LLC
Schroder Investment Management North America Inc.
The Fund returned (2.28%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the Russell 1000® Value Index1, returned (7.54%).
U.S. stocks, as represented by the broad market S&P 500® Index2, contracted (-19.44%) in 2022. A challenging year for both equities and fixed income was marked by significant macro drivers. With consumption remaining elevated coming out of 2021, global supply chains struggled to keep pace with consumer demand, resulting in rising prices. The growing concern of inflation was then exacerbated by constrained energy and food markets as a fallout of the Russian-Ukraine conflict. With broadly higher input prices, corporate earnings and outlooks shifted downward on concerns of narrower margins. In response to soaring inflation, central banks across the world rapidly moved to increase interest rates. These moves by the Federal Reserve and many of its peers added a significant amount of uncertainty into global capital markets.
The Fund outperformed relative to the benchmark. The largest contributor to relative performance stemmed from stock selection in the industrials sector. Notably, selection decisions in aerospace & defense and professional services. In financials, an underweight position and positive stock selection in capital markets contributed significantly to relative performance. An overweight allocation to banks and selection decisions in the insurance industries also boosted relative returns. Investment decisions in the communication services sector also benefitted the portfolio’s relative performance. The decision to not invest in real estate proved to be beneficial during the year as well.
The largest detractor from relative performance came from stock selection in energy. Notably, stock selection in oil, gas, & consumable fuels weighed on relative returns, as did the decision to not invest in energy equipment & services. In addition, investment decisions in consumer discretionary hampered relative returns. Specifically, an overweight allocation to the automotive industry hurt relative performance. In health care, stock selection in health care equipment significantly hampered relative returns, as well as our decision to not invest in biotechnology during the year. Selection decisions in materials can be noted as another detractor from relative performance, primarily in containers & packaging.
Despite a difficult market environment with high equity and cross-asset volatility and repeated V-shaped markets, the risk management overlay of the Fund not only reduced Fund volatility meaningfully, but also had a positive impact on relative performance in 2022.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Michael Hoppe
Alex Zeng
BlackRock Investment Management LLC:	Tony DeSpirito
Alan Mason
Suzanne Henige
Franco Tapia
David Zhao
Amy Whitelaw
Schroder Investment Management
North America Inc.:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class shares on 12/31/12. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $20,149. For comparison, look at how the Russell 1000® Value Index did over the same period. The same $10,000 investment would have increased to $26,632. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP BlackRock Dividend Value Managed Volatility Fund–1

LVIP BlackRock Dividend Value Managed Volatility Fund
2022 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 2.28%
Five Years	+ 5.84%
Ten Years	+ 7.26%
Service Class Shares
One Year	- 2.53%
Five Years	+ 5.57%
Ten Years	+ 6.99%
1. The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
Performance commentary for the LVIP BlackRock Dividend Value Managed Volatility Fund Aggregate account is written relative to the Dow Jones U.S. Select Dividend Index.
LVIP BlackRock Dividend Value Managed Volatility Fund–2

LVIP BlackRock Dividend Value Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,050.10	0.65%	$3.36
Service Class Shares	1,000.00	1,048.70	0.90%	4.65
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.70	0.65%	$3.31
Service Class Shares	1,000.00	1,020.40	0.90%	4.58

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP BlackRock Dividend Value Managed Volatility Fund–3

LVIP BlackRock Dividend Value Managed Volatility Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	91.47%
Aerospace & Defense	2.36%
Auto Components	0.33%
Automobiles	1.41%
Banks	10.25%
Beverages	0.97%
Biotechnology	0.63%
Capital Markets	1.54%
Chemicals	1.37%
Communications Equipment	1.36%
Consumer Finance	0.17%
Containers & Packaging	1.59%
Distributors	0.38%
Diversified Consumer Services	0.18%
Diversified Financial Services	0.89%
Diversified Telecommunication Services	1.74%
Electric Utilities	4.65%
Electrical Equipment	0.40%
Entertainment	0.50%
Food & Staples Retailing	0.96%
Food Products	2.16%
Gas Utilities	0.48%
Health Care Equipment & Supplies	4.66%
Health Care Providers & Services	5.99%
Hotels, Restaurants & Leisure	0.24%
Household Durables	1.53%
Household Products	0.35%
Industrial Conglomerates	0.54%
Insurance	6.71%
Interactive Media & Services	0.23%
Internet & Direct Marketing Retail	0.23%
IT Services	5.53%
Machinery	1.07%
Media	2.64%
Metals & Mining	0.18%
Multiline Retail	0.84%
Multi-Utilities	3.64%
Oil, Gas & Consumable Fuels	8.31%
Personal Products	1.46%
Pharmaceuticals	5.35%
Professional Services	1.10%
Road & Rail	0.27%
Semiconductors & Semiconductor Equipment	0.15%
Software	1.16%
Specialty Retail	0.58%
Technology Hardware, Storage & Peripherals	1.30%
Security Type/Sector	Percentage of Net Assets
Textiles, Apparel & Luxury Goods	0.51%
Thrifts & Mortgage Finance	0.11%
Tobacco	1.70%
Trading Companies & Distributors	0.33%
Wireless Telecommunication Services	0.44%
Money Market Fund	8.12%
Total Investments	99.59%
Receivables and Other Assets Net of Liabilities	0.41%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
BP PLC	2.03%
Wells Fargo & Co.	1.91%
Citigroup, Inc.	1.81%
Medtronic PLC	1.76%
American International Group, Inc.	1.57%
Enterprise Products Partners LP	1.54%
Cognizant Technology Solutions Corp. Class A	1.53%
Laboratory Corp. of America Holdings	1.50%
Willis Towers Watson PLC	1.48%
JPMorgan Chase & Co.	1.47%
Total	16.60%

IT–Information Technology

LVIP BlackRock Dividend Value Managed Volatility Fund–4

LVIP BlackRock Dividend Value Managed Volatility Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
COMMON STOCK–91.47%
Aerospace & Defense–2.36%
Airbus SE	97,425	$ 11,578,114
BAE Systems PLC	1,329,049	13,753,813
L3Harris Technologies, Inc.	54,270	11,299,557
Lockheed Martin Corp.	8,971	4,364,302
		40,995,786
Auto Components–0.33%
Lear Corp.	46,303	5,742,498
		5,742,498
Automobiles–1.41%
General Motors Co.	731,254	24,599,385
		24,599,385
Banks–10.25%
Bank of America Corp.	495,580	16,413,610
Citigroup, Inc.	696,004	31,480,261
Citizens Financial Group, Inc.	310,811	12,236,629
Comerica, Inc.	50,293	3,362,087
Fifth Third Bancorp	87,393	2,867,364
First Citizens BancShares, Inc. Class A	26,538	20,125,358
First Horizon Corp.	169,840	4,161,080
FNB Corp.	174,203	2,273,349
Huntington Bancshares, Inc.	423,629	5,973,169
JPMorgan Chase & Co.	190,071	25,488,521
KeyCorp	208,531	3,632,610
Regions Financial Corp.	195,200	4,208,512
Truist Financial Corp.	82,162	3,535,431
U.S. Bancorp	93,069	4,058,739
United Bankshares, Inc.	70,514	2,855,112
Valley National Bancorp	206,787	2,338,761
Wells Fargo & Co.	806,388	33,295,760
		178,306,353
Beverages–0.97%
Coca-Cola Co.	74,804	4,758,283
Constellation Brands, Inc. Class A	52,623	12,195,380
		16,953,663
Biotechnology–0.63%
Gilead Sciences, Inc.	127,818	10,973,175
		10,973,175
Capital Markets–1.54%
Charles Schwab Corp.	87,015	7,244,869
Federated Hermes, Inc.	49,981	1,814,810
Franklin Resources, Inc.	142,964	3,771,390
Invesco Ltd.	176,836	3,181,280
Janus Henderson Group PLC	87,772	2,064,397
Lazard Ltd. Class A	57,154	1,981,529
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
Raymond James Financial, Inc.	62,536	$ 6,681,972
		26,740,247
Chemicals–1.37%
Chemours Co.	86,466	2,647,589
Huntsman Corp.	88,787	2,439,867
LyondellBasell Industries NV Class A	73,718	6,120,806
PPG Industries, Inc.	99,806	12,549,606
		23,757,868
Communications Equipment–1.36%
Cisco Systems, Inc.	495,189	23,590,804
		23,590,804
Consumer Finance–0.17%
Capital One Financial Corp.	31,323	2,911,786
		2,911,786
Containers & Packaging–1.59%
International Paper Co.	157,209	5,444,148
Packaging Corp. of America	28,773	3,680,354
Sealed Air Corp.	252,466	12,593,004
Sonoco Products Co.	50,811	3,084,736
Westrock Co.	80,993	2,847,714
		27,649,956
Distributors–0.38%
Genuine Parts Co.	37,622	6,527,793
		6,527,793
Diversified Consumer Services–0.18%
H&R Block, Inc.	86,465	3,156,837
		3,156,837
Diversified Financial Services–0.89%
Apollo Global Management, Inc.	187,190	11,940,850
Equitable Holdings, Inc.	123,640	3,548,468
		15,489,318
Diversified Telecommunication Services–1.74%
AT&T, Inc.	774,609	14,260,552
Verizon Communications, Inc.	404,825	15,950,105
		30,210,657
Electric Utilities–4.65%
Alliant Energy Corp.	76,406	4,218,375
American Electric Power Co., Inc.	123,822	11,756,899
Edison International	197,093	12,539,057
Entergy Corp.	55,473	6,240,712
Eversource Energy	57,755	4,842,179
LVIP BlackRock Dividend Value Managed Volatility Fund–5

LVIP BlackRock Dividend Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electric Utilities (continued)
Exelon Corp.	190,507	$ 8,235,618
FirstEnergy Corp.	131,913	5,532,431
IDACORP, Inc.	23,535	2,538,250
NextEra Energy, Inc.	42,268	3,533,605
NRG Energy, Inc.	119,350	3,797,717
OGE Energy Corp.	94,597	3,741,311
Pinnacle West Capital Corp.	53,292	4,052,324
PPL Corp.	178,664	5,220,562
Xcel Energy, Inc.	64,671	4,534,084
		80,783,124
Electrical Equipment–0.40%
Eaton Corp. PLC	21,925	3,441,129
Emerson Electric Co.	36,597	3,515,508
		6,956,637
Entertainment–0.50%
Activision Blizzard, Inc.	112,735	8,629,864
		8,629,864
Food & Staples Retailing–0.96%
Walgreens Boots Alliance, Inc.	134,338	5,018,868
Walmart, Inc.	82,790	11,738,794
		16,757,662
Food Products–2.16%
Conagra Brands, Inc.	178,829	6,920,682
General Mills, Inc.	73,612	6,172,366
Kraft Heinz Co.	489,380	19,922,660
Mondelez International, Inc. Class A	67,808	4,519,403
		37,535,111
Gas Utilities–0.48%
New Jersey Resources Corp.	46,832	2,323,804
Southwest Gas Holdings, Inc.	29,503	1,825,646
UGI Corp.	113,035	4,190,207
		8,339,657
Health Care Equipment & Supplies–4.66%
Baxter International, Inc.	310,820	15,842,495
Koninklijke Philips NV	791,952	11,871,816
Medtronic PLC	393,001	30,544,038
Zimmer Biomet Holdings, Inc.	178,398	22,745,745
		81,004,094
Health Care Providers & Services–5.99%
AmerisourceBergen Corp.	41,848	6,934,632
Cardinal Health, Inc.	199,740	15,354,014
Cigna Corp.	56,421	18,694,534
Elevance Health, Inc.	38,211	19,601,097
Humana, Inc.	34,311	17,573,751
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
Laboratory Corp. of America Holdings	110,529	$ 26,027,369
		104,185,397
Hotels, Restaurants & Leisure–0.24%
McDonald's Corp.	15,804	4,164,828
		4,164,828
Household Durables–1.53%
Garmin Ltd.	34,188	3,155,210
Leggett & Platt, Inc.	65,176	2,100,622
Newell Brands, Inc.	761,684	9,962,827
Panasonic Holdings Corp.	1,354,100	11,457,849
		26,676,508
Household Products–0.35%
Kimberly-Clark Corp.	45,009	6,109,972
		6,109,972
Industrial Conglomerates–0.54%
Siemens AG	68,210	9,465,711
		9,465,711
Insurance–6.71%
Allstate Corp.	56,412	7,649,467
American International Group, Inc.	430,593	27,230,701
Cincinnati Financial Corp.	28,877	2,956,716
Fidelity National Financial, Inc.	448,634	16,877,611
MetLife, Inc.	68,802	4,979,201
Old Republic International Corp.	143,810	3,473,012
Principal Financial Group, Inc.	85,434	7,169,621
Prudential Financial, Inc.	62,735	6,239,623
Prudential PLC	749,640	10,218,277
Unum Group	101,249	4,154,247
Willis Towers Watson PLC	105,171	25,722,723
		116,671,199
Interactive Media & Services–0.23%
†Alphabet, Inc. Class A	44,830	3,955,351
		3,955,351
Internet & Direct Marketing Retail–0.23%
†Amazon.com, Inc.	48,680	4,089,120
		4,089,120
IT Services–5.53%
Cognizant Technology Solutions Corp. Class A	464,278	26,552,059
Fidelity National Information Services, Inc.	368,208	24,982,913

LVIP BlackRock Dividend Value Managed Volatility Fund–6

LVIP BlackRock Dividend Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
International Business Machines Corp.	66,176	$ 9,323,537
SS&C Technologies Holdings, Inc.	399,477	20,796,772
Visa, Inc. Class A	56,820	11,804,923
Western Union Co.	201,278	2,771,598
		96,231,802
Machinery–1.07%
Caterpillar, Inc.	17,619	4,220,808
Fortive Corp.	47,070	3,024,247
Komatsu Ltd.	518,000	11,351,478
		18,596,533
Media–2.64%
Comcast Corp. Class A	680,262	23,788,762
Fox Corp. Class A	384,910	11,689,717
Interpublic Group of Cos., Inc.	145,549	4,848,237
Omnicom Group, Inc.	67,714	5,523,431
		45,850,147
Metals & Mining–0.18%
Newmont Corp.	68,145	3,216,444
		3,216,444
Multiline Retail–0.84%
Dollar General Corp.	59,293	14,600,901
		14,600,901
Multi-Utilities–3.64%
Avista Corp.	34,149	1,514,167
Black Hills Corp.	30,937	2,176,109
CenterPoint Energy, Inc.	137,009	4,108,900
CMS Energy Corp.	68,726	4,352,418
Dominion Energy, Inc.	64,654	3,964,583
DTE Energy Co.	36,308	4,267,279
NiSource, Inc.	170,915	4,686,489
NorthWestern Corp.	25,504	1,513,407
Public Service Enterprise Group, Inc.	314,454	19,266,597
Sempra Energy	80,644	12,462,724
WEC Energy Group, Inc.	53,940	5,057,414
		63,370,087
Oil, Gas & Consumable Fuels–8.31%
BP PLC	6,157,540	35,352,309
Chevron Corp.	37,006	6,642,207
ConocoPhillips	50,799	5,994,282
Enterprise Products Partners LP	1,111,530	26,810,104
EQT Corp.	295,757	10,005,459
Exxon Mobil Corp.	84,574	9,328,512
Hess Corp.	80,764	11,453,951
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Marathon Petroleum Corp.	61,613	$ 7,171,137
ONEOK, Inc.	134,127	8,812,144
Shell PLC	433,810	12,198,815
Valero Energy Corp.	84,029	10,659,919
		144,428,839
Personal Products–1.46%
Unilever PLC	503,908	25,371,768
		25,371,768
Pharmaceuticals–5.35%
AstraZeneca PLC	167,160	22,670,243
Bayer AG	363,148	18,785,454
Eli Lilly & Co.	17,320	6,336,349
Merck & Co., Inc.	72,272	8,018,578
Novo Nordisk AS ADR	55,700	7,538,438
Pfizer, Inc.	109,069	5,588,696
Sanofi	250,180	24,059,606
		92,997,364
Professional Services–1.10%
Leidos Holdings, Inc.	142,998	15,041,960
Robert Half International, Inc.	55,740	4,115,284
		19,157,244
Road & Rail–0.27%
Union Pacific Corp.	22,365	4,631,120
		4,631,120
Semiconductors & Semiconductor Equipment–0.15%
Intel Corp.	100,413	2,653,916
		2,653,916
Software–1.16%
Microsoft Corp.	83,936	20,129,531
		20,129,531
Specialty Retail–0.58%
Ross Stores, Inc.	87,533	10,159,955
		10,159,955
Technology Hardware, Storage & Peripherals–1.30%
HP, Inc.	126,167	3,390,107
Samsung Electronics Co. Ltd. GDR	15,150	16,740,750
Seagate Technology Holdings PLC	46,932	2,469,093
		22,599,950
Textiles, Apparel & Luxury Goods–0.51%
Hanesbrands, Inc.	173,533	1,103,670
Ralph Lauren Corp.	72,803	7,693,093
		8,796,763

LVIP BlackRock Dividend Value Managed Volatility Fund–7

LVIP BlackRock Dividend Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Thrifts & Mortgage Finance–0.11%
New York Community Bancorp, Inc.	231,136	$ 1,987,770
		1,987,770
Tobacco–1.70%
Altria Group, Inc.	338,207	15,459,442
British American Tobacco PLC ADR	143,380	5,732,332
Philip Morris International, Inc.	82,262	8,325,737
		29,517,511
Trading Companies & Distributors–0.33%
MSC Industrial Direct Co., Inc. Class A	22,589	1,845,521
Watsco, Inc.	15,387	3,837,518
		5,683,039
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Wireless Telecommunication Services–0.44%
Rogers Communications, Inc. Class B	164,393	$ 7,693,932
		7,693,932
Total Common Stock (Cost $1,361,246,419)		1,590,604,977

Money Market Fund–8.12%
State Street Institutional U.S. Government Money Market Fund –Premier Class (seven-day effective yield 4.12%)	141,239,058	141,239,058
Total Money Market Fund (Cost $141,239,058)		141,239,058

TOTAL INVESTMENTS–99.59% (Cost $1,502,485,477)	1,731,844,035
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.41%	7,162,953
NET ASSETS APPLICABLE TO 84,681,188 SHARES OUTSTANDING–100.00%	$1,739,006,988
NET ASSET VALUE PER SHARE–LVIP BLACKROCK DIVIDEND VALUE MANAGED VOLATILITY FUND STANDARD CLASS ($286,138,651 / 13,892,776 Shares)	$20.596
NET ASSET VALUE PER SHARE–LVIP BLACKROCK DIVIDEND VALUE MANAGED VOLATILITY FUND SERVICE CLASS ($1,452,868,337 / 70,788,412 Shares)	$20.524
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$1,421,308,112
Distributable earnings/(accumulated loss)	317,698,876
TOTAL NET ASSETS	$1,739,006,988

† Non-income producing.
★ Includes $233,312 cash collateral held at broker for futures contracts, $29,405 variation margin due from broker on futures contracts, $1,150,031 payable for fund shares redeemed, $126,818 other accrued expenses payable, $1,207,044 due to manager and affiliates and $392 due to custodian as of December 31, 2022.
LVIP BlackRock Dividend Value Managed Volatility Fund–8

LVIP BlackRock Dividend Value Managed Volatility Fund
Statement of Net Assets (continued)
The following futures contracts were outstanding at December 31, 2022:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
(1)	British Pound	$ (75,524)	$ (75,685)	3/13/23	$ 161	$ —
(1)	Euro	(134,425)	(133,641)	3/13/23	—	(784)
					161	(784)
Equity Contracts:
15	Dow Jones U.S. Real Estate Index	494,700	501,467	3/17/23	—	(6,767)
(1)	E-mini MSCI Emerging Markets Index	(47,970)	(48,309)	3/17/23	339	—
4	E-mini S&P 500 Index	772,200	777,776	3/17/23	—	(5,576)
(5)	E-mini S&P 500 Index	(965,250)	(957,857)	3/17/23	—	(7,393)
4	E-mini S&P MidCap 400 Index	977,040	984,371	3/17/23	—	(7,331)
(2)	Euro STOXX 50 Index	(81,033)	(81,724)	3/17/23	691	—
(1)	FTSE 100 Index	(90,260)	(88,645)	3/17/23	—	(1,615)
(1)	Nikkei 225 Index (OSE)	(198,720)	(198,641)	3/9/23	—	(79)
					1,030	(28,761)
Total Futures Contracts					$1,191	$(29,545)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022.

Summary of Abbreviations:
ADR–American Depositary Receipt
FTSE–Financial Times Stock Exchange
GDR–Global Depository Receipt
IT–Information Technology
MSCI–Morgan Stanley Capital International
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Dividend Value Managed Volatility Fund–9

LVIP BlackRock Dividend Value Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends	$ 48,670,850
Foreign taxes withheld	(618,469)
48,052,381
EXPENSES:
Management fees	12,917,102
Distribution fees-Service Class	3,777,359
Shareholder servicing fees	524,780
Accounting and administration expenses	377,849
Index fees	148,512
Professional fees	75,129
Trustees’ fees and expenses	59,206
Custodian fees	57,323
Reports and statements to shareholders	40,196
Pricing fees	8,250
Consulting fees	4,572
Other	31,495
18,021,773
Less:
Management fees waived	(2,632,838)
Total operating expenses	15,388,935
NET INVESTMENT INCOME	32,663,446
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	137,949,567
Foreign currencies	(86,072)
Futures contracts	1,904,278
Net realized gain	139,767,773
Net change in unrealized appreciation (depreciation) of:
Investments	(216,753,672)
Foreign currencies	(43,209)
Futures contracts	(1,486,176)
Net change in unrealized appreciation (depreciation)	(218,283,057)
NET REALIZED AND UNREALIZED LOSS	(78,515,284)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (45,851,838)
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Dividend Value Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 32,663,446	$ 28,703,098
Net realized gain	139,767,773	243,204,192
Net change in unrealized appreciation (depreciation)	(218,283,057)	120,663,506
Net increase (decrease) in net assets resulting from operations	(45,851,838)	392,570,796
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(34,977,684)	(18,392,374)
Service Class	(175,159,801)	(90,518,720)
	(210,137,485)	(108,911,094)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	12,886,726	6,654,930
Service Class	105,852,633	68,816,853
Reinvestment of dividends and distributions:
Standard Class	34,977,684	18,392,374
Service Class	175,159,801	90,518,720
	328,876,844	184,382,877
Cost of shares redeemed:
Standard Class	(40,332,405)	(38,915,257)
Service Class	(255,748,946)	(280,345,246)
	(296,081,351)	(319,260,503)
Increase (decrease) in net assets derived from capital share transactions	32,795,493	(134,877,626)
NET INCREASE (DECREASE) IN NET ASSETS	(223,193,830)	148,782,076
NET ASSETS:
Beginning of year	1,962,200,818	1,813,418,742
End of year	$1,739,006,988	$1,962,200,818
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Dividend Value Managed Volatility Fund–10

LVIP BlackRock Dividend Value Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20 [1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 24.007	$ 20.691	$ 20.923	$ 18.789	$ 20.918
Income (loss) from investment operations:
Net investment income[2]	0.461	0.407	0.425	0.442	0.451
Net realized and unrealized gain (loss)	(1.130)	4.367	(0.203)	2.992	(2.107)
Total from investment operations	(0.669)	4.774	0.222	3.434	(1.656)
Less dividends and distributions from:
Net investment income	(0.501)	(0.510)	(0.409)	(0.381)	(0.473)
Net realized gain	(2.241)	(0.948)	(0.045)	(0.919)	—
Total dividends and distributions	(2.742)	(1.458)	(0.454)	(1.300)	(0.473)
Net asset value, end of period	$ 20.596	$ 24.007	$ 20.691	$ 20.923	$ 18.789
Total return[3]	(2.28%)	23.07%	1.12%	18.59%	(7.91%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$286,139	$320,848	$288,674	$305,230	$279,810
Ratio of expenses to average net assets	0.64%	0.64%	0.66%	0.67%	0.68%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.79%	0.78%	0.80%	0.80%	0.81%
Ratio of net investment income to average net assets	2.02%	1.70%	2.26%	2.20%	2.16%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.87%	1.56%	2.12%	2.07%	2.02%
Portfolio turnover	40%	37%	48%	40%	37%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Dividend Value Managed Volatility Fund–11

LVIP BlackRock Dividend Value Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Dividend Value Managed Volatility Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20 [1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 23.935	$ 20.634	$ 20.871	$ 18.759	$ 20.881
Income (loss) from investment operations:
Net investment income[2]	0.402	0.345	0.376	0.391	0.397
Net realized and unrealized gain (loss)	(1.126)	4.352	(0.206)	2.982	(2.097)
Total from investment operations	(0.724)	4.697	0.170	3.373	(1.700)
Less dividends and distributions from:
Net investment income	(0.446)	(0.448)	(0.362)	(0.342)	(0.422)
Net realized gain	(2.241)	(0.948)	(0.045)	(0.919)	—
Total dividends and distributions	(2.687)	(1.396)	(0.407)	(1.261)	(0.422)
Net asset value, end of period	$ 20.524	$ 23.935	$ 20.634	$ 20.871	$ 18.759
Total return[3]	(2.53%)	22.76%	0.87%	18.30%	(8.14%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,452,868	$1,641,353	$1,524,745	$1,471,966	$910,794
Ratio of expenses to average net assets	0.89%	0.89%	0.91%	0.92%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.04%	1.03%	1.05%	1.05%	1.06%
Ratio of net investment income to average net assets	1.77%	1.45%	2.01%	1.95%	1.91%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.62%	1.31%	1.87%	1.82%	1.77%
Portfolio turnover	40%	37%	48%	40%	37%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Dividend Value Managed Volatility Fund–12

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Dividend Value Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek reasonable income by investing primarily in income-producing equity securities.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.
 The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of
LVIP BlackRock Dividend Value Managed Volatility Fund–13

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2022, the value and cost of foreign currency held by the LVIP BlackRock Dividend Value Managed Volatility Fund is $1,079 and $1,142 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $500 million of the Fund’s average daily net assets; and 0.70% of the Fund’s average daily net assets in excess of $500 million.   LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.125% on the first $750 million of the Fund’s average daily net assets and 0.16% of the Fund’s average daily net assets in excess of $750 million.   The agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.675% of the average daily net assets for the Standard Class and 0.925% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2022, LIAC has not recouped any previously reimbursed Fund expenses. As of December 31, 2022, no expense reimbursements were subject to recoupment.
BlackRock Investment Management LLC (“BlackRock”) is responsible for managing the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays BlackRock a fee based on the Fund’s average daily net assets.
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$128,706
Legal	23,227
LVIP BlackRock Dividend Value Managed Volatility Fund–14

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $22,967 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$851,142
Distribution fees payable to LFD	312,530
Shareholder servicing fees payable to Lincoln Life	43,372
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$659,747,648
Sales	777,131,902
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$1,530,330,778
Aggregate unrealized appreciation of investments and derivatives	$ 293,251,172
Aggregate unrealized depreciation of investments and derivatives	(91,765,091)
Net unrealized appreciation of investments and derivatives	$ 201,486,081
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
LVIP BlackRock Dividend Value Managed Volatility Fund–15

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$1,590,604,977	$—	$—	$1,590,604,977
Money Market Fund	141,239,058	—	—	141,239,058
Total Investments	$1,731,844,035	$—	$—	$1,731,844,035
Derivatives:

Assets:
Futures Contracts	$ 1,191	$—	$—	$ 1,191
Liabilities:
Futures Contracts	$(29,545)	$—	$—	$(29,545)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to investments in partnerships and permanent differences between book and tax.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$48,929,377	$105,793,538
Long-term capital gains	161,208,108	3,117,556
Total	$210,137,485	$108,911,094
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$116,212,797
Other temporary differences	(2)
Net unrealized appreciation	201,486,081
Distributable earnings/(accumulated loss)	$317,698,876
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, the Fund recorded the following permanent reclassifications primarily related to tax treatment of adjustments to the prior period accumulated balances:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$2,352	$(2,352)
At December 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.
LVIP BlackRock Dividend Value Managed Volatility Fund–16

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	570,386	277,045
Service Class	4,594,943	2,850,320
Shares reinvested:
Standard Class	1,727,443	766,120
Service Class	8,694,335	3,781,865
	15,587,107	7,675,350
Shares redeemed:
Standard Class	(1,769,697)	(1,629,916)
Service Class	(11,076,615)	(11,952,275)
	(12,846,312)	(13,582,191)
Net increase (decrease)	2,740,795	(5,906,841)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2022, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
Fair values of derivative instruments as of December 31, 2022 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$1,030	Receivables and other assets net of liabilities	$(28,761)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	161	Receivables and other assets net of liabilities	(784)
Total		$1,191		$(29,545)
LVIP BlackRock Dividend Value Managed Volatility Fund–17

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$2,117,363	$(1,403,855)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(213,085)	(82,321)
Total		$1,904,278	$(1,486,176)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$36,803,092	$82,578,580
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2022, the Fund had no assets and liabilities subject to offsetting provisions.
9. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
LVIP BlackRock Dividend Value Managed Volatility Fund–18

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2022. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock Dividend Value Managed Volatility Fund–19

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock Dividend Value Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP BlackRock Dividend Value Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP BlackRock Dividend Value Managed Volatility Fund–20

LVIP BlackRock Dividend Value Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with the subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”), of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar, Broadridge and the applicable subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The remaining 80-100% of the Fund’s net assets is managed by a subadviser according to the investment mandate (the “Underlying Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of the Fund and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board considered complex-wide information provided by Broadridge that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information by Broadridge. The Board also considered an impact analysis provided by LIAC of the overlay cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP BlackRock Dividend Value Managed Volatility Fund–21

LVIP BlackRock Dividend Value Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Managed Volatility Sleeve to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LIAC management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s performance.
The Board considered that LIAC has delegated the day-to-day investment management of the Underlying Sleeve to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2023. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was equal to the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Managed Volatility Sleeve - Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA uses an affiliated investment adviser, SIMNA Ltd., as sub-subadviser, in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LIAC management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LIAC compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits they would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
LVIP BlackRock Dividend Value Managed Volatility Fund–22

LVIP BlackRock Dividend Value Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approved Underlying Sleeve - Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Investment Management, LLC (“BlackRock”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the subadviser manages the Underlying Sleeve. In its review of performance, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar Large Value funds category and the Russell 1000 Value Total Return USD Index. The Board concluded that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the Fund’s subadvisory fee schedules and noted BlackRock’s statement that it advised no comparable registered funds using the same strategies with the same portfolio management team as the Fund. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedules were negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, provides potential scale-related benefits, may increase analyst coverage and sales of BlackRock proprietary products and that research may be obtained with soft dollars which may be used to manage other accounts.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP BlackRock Dividend Value Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP BlackRock Dividend Value Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP BlackRock Dividend Value Managed Volatility Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP BlackRock Dividend Value Managed Volatility Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP BlackRock Dividend Value Managed Volatility Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock Dividend Value Managed Volatility Fund–28

LVIP BlackRock Global Allocation Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP BlackRock Global Allocation Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Global Allocation Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Investment Management, LLC
The Fund returned (15.38)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its composite benchmark, the BlackRock Global Allocation Composite1, returned (15.64)% and its broad-based benchmark index, the S&P 500 Index2, returned (18.11)%.
2022 was an extremely challenging year with global equity markets down 18% (as measured by the MSCI World Index3), and global bond markets down 16% (as measured by the Bloomberg Global Aggregate Index4). Market volatility was driven by multi-decade high levels of inflation, that proved to be more persistent than initially expected following a period of supply chain bottlenecks, the Russian invasion of the Ukraine, and in turn hawkish central bank policy to combat higher prices.
For the year-to-date period ended December 31, 2022, the Fund performed in line with its composite benchmark.
As of December 31, 2021, the Fund was underweight equities (-7%) and fixed income (-11%), overweight cash equivalents (+18%), and had minimal exposure to commodities (<1%). Within equities, the Fund's largest overweights were energy and communication services, and largest underweights were financials, industrials, consumer staples, information technology and real estate. Within fixed income, the Fund was underweight developed market government bonds, and overweight credit, securitized debt and bank loans. From a duration perspective, the total portfolio duration was 1.7 years, up from 0.3 years as of December 31, 2021, vs. a benchmark duration of 2.4 years (total portfolio duration assumes equity duration of 0). From a currency perspective, the Fund had a modest overweight to the U.S. dollar, though down from prior months, and underweight the Chinese yuan.
Within equities, an overweight to energy, as compared to the composite benchmark, positively impacted returns. Tactical short positioning on U.S. index futures, implemented to help manage the overall beta of the portfolio, contributed to performance. Stock selection within communication services added to returns. Within fixed income, exposure to securitized assets positively impacted performance. Exposure to cash and cash equivalents, held in lieu of fixed income (zero duration U.S. fixed income) as a hedge against equities, was the largest contributor over the period. Currency management, notably an underweight to the euro and overweight to the U.S. dollar, was additive.
Within equities, security selection within industrials and information technology detracted from performance. An overweight to and security selection within consumer discretionary negatively impacted returns. An underweight to consumer staples and financials also detracted. Within fixed income, an underweight to developed market government bonds relative to the reference benchmark, notably Japanese government bonds, weighed on performance.
The Fund uses derivatives, which may include options, futures, swaps and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets.
From a LIBOR perspective, total exposure to LIBOR-related securities was 4.5% as of December 31, 2022, down from 4.9% from the previous year-end. The team continues to monitor exposure and follow firm guidelines on the LIBOR transition.
Portfolio Managers:
BlackRock Investment Management, LLC:	David Clayton
Russ Koesterich
Rick Rieder
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 4/29/19 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Global Allocation Fund shares on 4/29/19 (commencement of operations). As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,736 for the Standard Class shares and to $11,642 for the Service Class shares. For comparison, look at how the BlackRock Global Allocation Composite and S&P 500 Index did from 4/29/19 through 12/31/22. The same $10,000 investment would have increased to $11,462 and $13,905, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP BlackRock Global Allocation Fund–1

LVIP BlackRock Global Allocation Fund
2022 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 15.38%
Inception (4/29/19)	+ 4.44%
Service Class Shares
One Year	- 15.58%
Inception (4/29/19)	+ 4.21%
1. The BlackRock Global Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (“LIAC”), the Fund’s advisor. The BlackRock Global Allocation Composite is constructed as follows: 36% S&P 500® Index, 24% FTSE World (Ex US) Index, 24% ICE Bank of America 5-year U.S. Treasury Bond Index and 16% FTSE Non-U.S. Dollar World Government Bond Index.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
3. The MSCI World Index (net dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
4. The Bloomberg Global Aggregate Index measures the performance of the global investment grade, fixed-rate bond markets. The benchmark includes government, government-related and corporate bonds, as well as asset-backed, mortgage-backed and commercial mortgage-backed securities from both developed and emerging markets issuers.
LVIP BlackRock Global Allocation Fund–2

LVIP BlackRock Global Allocation Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,008.10	0.71%	$3.59
Service Class Shares	1,000.00	1,006.80	0.96%	4.86
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.70	0.71%	$3.62
Service Class Shares	1,000.00	1,020.40	0.96%	4.89

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP BlackRock Global Allocation Fund–3

LVIP BlackRock Global Allocation Fund
Consolidated Security Type/Country Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2022
Security Type/Country	Percentage of Net Assets
Common Stock	51.55%
Australia	0.27%
Belgium	0.03%
Brazil	0.05%
Canada	1.09%
Cayman Islands	0.04%
Chile	0.02%
China	1.27%
Denmark	0.19%
Finland	0.02%
France	2.28%
Germany	2.57%
Greenland	0.01%
Hong Kong	0.31%
India	0.02%
Ireland	0.05%
Israel	0.27%
Italy	0.29%
Japan	0.99%
Jordan	0.01%
Mexico	0.03%
Netherlands	1.42%
Norway	0.02%
Poland	0.01%
Republic of Korea	0.55%
Russia	0.00%
Saudi Arabia	0.00%
South Africa	0.02%
Spain	0.37%
Sweden	0.24%
Switzerland	1.50%
Taiwan	0.38%
United Arab Emirates	0.00%
United Kingdom	3.37%
United States	33.85%
Uruguay	0.01%
Convertible Preferred Stocks	0.92%
Preferred Stocks	1.05%
Warrants	0.00%
Convertible Bonds	0.09%
Agency Collateralized Mortgage Obligations	0.01%
Agency Commercial Mortgage-Backed Securities	0.03%
Agency Mortgage-Backed Securities	4.63%
Corporate Bonds	10.46%
Loan Agreements	2.30%
Non-Agency Asset-Backed Securities	0.83%
Security Type/Country	Percentage of Net Assets
Non-Agency Collateralized Mortgage Obligations	0.54%
Non-Agency Commercial Mortgage-Backed Securities	2.32%
Sovereign Bonds	1.90%
U.S. Treasury Obligations	5.31%
Exchange-Traded Funds	1.46%
Money Market Fund	6.93%
Short-Term Investments	14.07%
Options Purchased	0.44%
Total Investments	104.84%
Common Stocks Sold Short	(0.10)%
Options Written	(0.90)%
Liabilities Net of Receivables and Other Assets	(3.84)%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Microsoft Corp.	1.74%
Apple, Inc.	1.40%
Alphabet, Inc. Class C	1.13%
Amazon.com, Inc.	0.89%
ConocoPhillips	0.86%
UnitedHealth Group, Inc.	0.80%
Mastercard, Inc. Class A	0.75%
Marsh & McLennan Cos., Inc.	0.72%
LVMH Moet Hennessy Louis Vuitton SE	0.72%
Enbridge, Inc.	0.71%
Total	9.72%
LVIP BlackRock Global Allocation Fund–4

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–51.55%
Australia–0.27%
AGL Energy Ltd.	74,720	$ 410,546
BHP Group Ltd.	85,113	2,644,222
CSL Ltd.	728	142,631
Endeavour Group Ltd.	50,901	222,491
Origin Energy Ltd.	30,979	162,831
†Qantas Airways Ltd.	46,866	191,771
QBE Insurance Group Ltd.	35,793	327,285
=πQuintis Australia Pty. Ltd.	3,249,491	0
South32 Ltd.	263,285	717,030
Treasury Wine Estates Ltd.	18,503	171,456
Woodside Energy Group Ltd.	16,261	392,367
Woolworths Group Ltd.	3,511	80,224
		5,462,854
Belgium–0.03%
KBC Group NV	8,371	538,361
		538,361
Brazil–0.05%
†Embraer SA	100,327	272,911
Engie Brasil Energia SA	22,067	158,457
Lojas Renner SA	43,727	169,479
Sendas Distribuidora SA	45,050	166,476
Suzano SA	8,789	81,150
Vale SA	6,754	114,427
		962,900
Canada–1.09%
Barrick Gold Corp.	9,914	169,944
Cameco Corp.	91,064	2,064,421
Canadian Imperial Bank of Commerce	8,910	360,414
Canadian National Railway Co.	1,706	202,654
Enbridge, Inc.	371,360	14,514,307
George Weston Ltd.	1,220	151,365
Imperial Oil Ltd.	4,753	231,507
†Lululemon Athletica, Inc.	5,114	1,638,423
National Bank of Canada	5,437	366,335
Nutrien Ltd.	9,702	708,303
Suncor Energy, Inc.	12,117	384,361
TC Energy Corp.	41,317	1,647,187
		22,439,221
Cayman Islands–0.04%
†✧✧Hedosophia European Growth	76,087	796,147
		796,147
Chile–0.02%
Sociedad Quimica y Minera de Chile SA ADR	6,363	508,022
		508,022
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China–1.27%
Agricultural Bank of China Ltd. Class H	651,000	$ 223,521
Aier Eye Hospital Group Co. Ltd. Class A	69,419	310,262
Amoy Diagnostics Co. Ltd. Class A	92,170	350,691
Anhui Gujing Distillery Co. Ltd. Class B	1,400	22,420
BYD Co. Ltd. Class A	76,509	2,828,160
BYD Co. Ltd. Class H	19,000	468,826
BYD Electronic International Co. Ltd.	3,000	9,647
China Merchants Bank Co. Ltd. Class H	56,000	313,166
China Petroleum & Chemical Corp. Class H	292,000	141,035
China Tourism Group Duty Free Corp. Ltd. Class A	9,900	307,651
Contemporary Amperex Technology Co. Ltd. Class A	55,064	3,116,256
Dali Foods Group Co. Ltd.	41,000	18,700
Foshan Haitian Flavouring & Food Co. Ltd. Class A	40,960	469,010
Ganfeng Lithium Group Co. Ltd. Class H	144,200	1,077,050
Glodon Co. Ltd. Class A	47,064	405,870
Great Wall Motor Co. Ltd. Class H	167,000	217,376
Gree Electric Appliances, Inc. of Zhuhai Class A	144,800	673,207
†Guangzhou Baiyun International Airport Co. Ltd. Class A	87,000	187,849
†Haidilao International Holding Ltd.	152,000	436,208
Hangzhou Robam Appliances Co. Ltd. Class A	183,600	733,164
Hangzhou Tigermed Consulting Co. Ltd. Class H	20,600	238,054
Hundsun Technologies, Inc. Class A	96,077	559,183
†Hygeia Healthcare Holdings Co. Ltd.	52,400	375,942
Industrial & Commercial Bank of China Ltd. Class H	616,000	317,255
†JD Health International, Inc.	100,900	922,332
JD.com, Inc. Class A	12,369	348,943
Jiangsu Hengrui Medicine Co. Ltd. Class A	68,440	379,331
Jinxin Fertility Group Ltd.	446,500	412,438
LVIP BlackRock Global Allocation Fund–5

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
†Kindstar Globalgene Technology, Inc.	474,000	$ 173,679
Kingsoft Corp. Ltd.	111,400	372,501
Lenovo Group Ltd.	140,000	114,971
†Li Auto, Inc.	4,500	44,277
LONGi Green Energy Technology Co. Ltd. Class A	37,800	229,789
†Meituan Class B	16,500	369,300
†Microport Cardioflow Medtech Corp.	1,283,000	429,012
Ming Yuan Cloud Group Holdings Ltd.	96,000	86,340
Nongfu Spring Co. Ltd. Class H	17,000	96,048
PetroChina Co. Ltd. Class H	256,000	117,087
Pharmaron Beijing Co. Ltd. Class H	15,800	109,612
SG Micro Corp. Class A	3,300	81,934
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	44,000	140,927
Shanghai Jinjiang International Hotels Co. Ltd. Class A	34,200	287,062
TBEA Co. Ltd. Class A	28,800	83,189
Tencent Holdings Ltd.	132,400	5,665,477
Venustech Group, Inc. Class A	91,100	341,771
Want Want China Holdings Ltd.	82,000	54,839
†Wuhan Raycus Fiber Laser Technologies Co. Ltd. Class A	71,370	242,804
Yifeng Pharmacy Chain Co. Ltd. Class A	21,260	195,238
Yonyou Network Technology Co. Ltd. Class A	139,830	486,168
Yum China Holdings, Inc.	5,750	323,396
Zijin Mining Group Co. Ltd. Class H	68,000	92,171
		26,001,139
Denmark–0.19%
Chr Hansen Holding AS	941	67,688
DSV AS	2,198	346,938
Novo Nordisk AS Class B	21,989	2,969,091
Novozymes AS Class B	1,413	71,578
Orsted AS	1,964	178,481
Pandora AS	2,525	177,413
		3,811,189
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Finland–0.02%
Fortum Oyj	5,319	$ 88,480
Kone Oyj Class B	3,434	177,547
Wartsila OYJ Abp	22,708	191,254
		457,281
France–2.28%
BNP Paribas SA	110,715	6,310,914
Carrefour SA	8,804	147,395
Cie de Saint-Gobain	87,157	4,259,016
Danone SA	51,480	2,712,905
EssilorLuxottica SA	29,183	5,285,627
Hermes International	2,055	3,178,673
Kering SA	11,189	5,695,187
La Francaise des Jeux SAEM	9,817	394,913
L'Oreal SA	2,962	1,057,736
LVMH Moet Hennessy Louis Vuitton SE	20,229	14,722,638
Remy Cointreau SA	660	111,344
Schneider Electric SE	2,226	311,482
Societe Generale SA	26,493	665,879
Teleperformance	535	127,538
TotalEnergies SE	25,577	1,605,772
†Ubisoft Entertainment SA	8,497	240,215
†Unibail-Rodamco-Westfield	1,434	74,648
		46,901,882
Germany–2.57%
adidas AG	2,572	350,922
BASF SE	4,706	233,691
Bayer AG	2,962	153,223
Brenntag SE	4,488	286,906
†Commerzbank AG	133,084	1,258,774
Deutsche Telekom AG	444,683	8,871,887
Fresenius SE & Co. KGaA	10,115	284,224
Infineon Technologies AG	44,028	1,339,899
Mercedes-Benz Group AG	120,196	7,899,954
SAP SE	114,200	11,783,228
SAP SE ADR	7,800	804,882
Siemens AG	76,312	10,590,051
Symrise AG	9,738	1,059,603
Telefonica Deutschland Holding AG	60,181	148,361
Uniper SE	20,992	58,155
Vantage Towers AG	222,363	7,640,710
		52,764,470
Greenland–0.01%
Ferguson PLC	1,963	247,759
		247,759
Hong Kong–0.31%
AIA Group Ltd.	501,600	5,578,010
ASMPT Ltd.	13,900	99,102

LVIP BlackRock Global Allocation Fund–6

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Hong Kong (continued)
China Construction Bank Corp. Class H	340,000	$ 213,005
Dongfeng Motor Group Co. Ltd. Class H	100,000	57,396
Orient Overseas International Ltd.	11,500	207,739
SITC International Holdings Co. Ltd.	84,000	186,823
†Super Hi International Holding Ltd.	15,200	19,357
		6,361,432
India–0.02%
HCL Technologies Ltd.	10,918	137,158
Indian Oil Corp. Ltd.	62,909	58,172
Vedanta Ltd.	31,839	118,689
		314,019
Ireland–0.05%
Kingspan Group PLC	7,758	420,044
Seagate Technology Holdings PLC	5,079	267,206
Trane Technologies PLC	2,441	410,308
		1,097,558
Israel–0.27%
†Nice Ltd. Sponsored ADR	29,167	5,608,814
		5,608,814
Italy–0.29%
Enel SpA	67,948	365,856
Ferrari NV	7,664	1,642,426
FinecoBank Banca Fineco SpA	14,993	249,084
Intesa Sanpaolo SpA	1,592,327	3,541,963
Snam SpA	20,575	99,705
		5,899,034
Japan–0.99%
AGC, Inc.	900	30,140
Astellas Pharma, Inc.	28,400	434,202
BayCurrent Consulting, Inc.	5,900	184,993
East Japan Railway Co.	4,500	257,848
FANUC Corp.	46,300	6,997,566
Food & Life Cos. Ltd.	9,400	186,081
†Hino Motors Ltd.	44,900	172,087
Honda Motor Co. Ltd.	9,700	224,096
Hoya Corp.	34,900	3,378,577
Inpex Corp.	11,600	123,389
Japan Post Bank Co. Ltd.	28,000	240,658
Jeol Ltd.	3,200	87,534
Kawasaki Kisen Kaisha Ltd.	3,700	78,573
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Keyence Corp.	4,513	$ 1,768,199
Kobayashi Pharmaceutical Co. Ltd.	3,500	240,818
Kose Corp.	20,300	2,230,463
Kyowa Kirin Co. Ltd.	4,200	96,647
Mazda Motor Corp.	20,800	159,281
Mitsubishi Corp.	15,800	515,631
Mitsubishi Electric Corp.	15,200	152,127
Morinaga Milk Industry Co. Ltd.	1,400	53,284
MS&AD Insurance Group Holdings, Inc.	3,300	106,212
Nippon Yusen KK	9,000	213,273
Nomura Research Institute Ltd.	12,200	289,569
Oracle Corp. Japan	2,500	162,298
Recruit Holdings Co. Ltd.	20,655	657,391
Sega Sammy Holdings, Inc.	25,000	380,410
Shionogi & Co. Ltd.	4,200	210,768
Terumo Corp.	16,200	462,399
ZOZO, Inc.	11,500	285,660
		20,380,174
Jordan–0.01%
Hikma Pharmaceuticals PLC	5,423	101,751
		101,751
Mexico–0.03%
Fomento Economico Mexicano SAB de CV	71,130	556,111
Grupo Aeroportuario del Sureste SAB de CV Class B	5,788	134,853
		690,964
Netherlands–1.42%
†Adyen NV	3,119	4,301,622
ASML Holding NV	21,127	11,393,632
Heineken NV	1,788	168,199
ING Groep NV	997,000	12,153,708
Koninklijke Ahold Delhaize NV	25,777	740,595
Koninklijke Philips NV	8,091	121,289
Koninklijke Vopak NV	6,217	184,676
Wolters Kluwer NV	1,195	125,053
		29,188,774
Norway–0.02%
Norsk Hydro ASA	58,575	438,380
		438,380

LVIP BlackRock Global Allocation Fund–7

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Poland–0.01%
Polski Koncern Naftowy ORLEN SA	7,309	$ 107,166
		107,166
Republic of Korea–0.55%
†Amorepacific Corp.	17,557	1,921,520
Celltrion Healthcare Co. Ltd.	2,335	107,907
Fila Holdings Corp.	2,137	56,378
Hana Financial Group, Inc.	10,539	350,939
†Hanwha Aerospace Co. Ltd.	4,223	245,923
KB Financial Group, Inc.	3,854	147,657
†Kia Corp.	2,894	136,164
†LG Chem Ltd.	3,699	1,766,381
†LG Display Co. Ltd.	8,480	83,800
†LG Energy Solution Ltd.	9,937	3,424,853
Samsung Electronics Co. Ltd.	7,057	309,755
†Samsung Fire & Marine Insurance Co. Ltd.	673	106,496
Samsung SDI Co. Ltd.	5,213	2,447,724
SK Telecom Co. Ltd.	7,342	275,427
		11,380,924
Russia–0.00%
=†πLUKOIL PJSC	236	0
=†πMagnit PJSC	55	0
=†πMagnit PJSC GDR	1	0
=†πMMC Norilsk Nickel PJSC	28	0
=†πNovatek PJSC GDR	520	0
		0
Saudi Arabia–0.00%
Dr Sulaiman Al Habib Medical Services Group Co.	660	38,542
		38,542
South Africa–0.02%
Anglo American Platinum Ltd.	2,453	205,708
Kumba Iron Ore Ltd.	9,889	286,521
		492,229
Spain–0.37%
†Cellnex Telecom SA	214,898	7,112,758
Endesa SA	5,760	108,734
Industria de Diseno Textil SA	11,965	318,277
		7,539,769
Sweden–0.24%
Atlas Copco AB Class A	87,114	1,027,685
Epiroc AB Class A	53,595	975,099
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Sweden (continued)
Evolution AB	2,083	$ 202,694
H & M Hennes & Mauritz AB Class B	14,600	157,041
Hexagon AB Class B	81,416	850,452
Husqvarna AB Class B	10,157	71,173
Swedbank AB Class A	47,277	803,290
Telefonaktiebolaget LM Ericsson Class B	20,911	122,041
Telia Co. AB	181,703	464,233
=πVolta	1,948	225,039
		4,898,747
Switzerland–1.50%
Cie Financiere Richemont SA Class A	2,119	274,772
†Coca-Cola HBC AG	12,635	301,377
Glencore PLC	1,362,723	9,100,592
Lonza Group AG	3,611	1,769,474
Nestle SA	71,024	8,229,612
Novartis AG	7,025	635,072
Partners Group Holding AG	238	210,240
Roche Holding AG	11,188	3,514,967
Sika AG	373	89,433
Sonova Holding AG	1,170	277,490
STMicroelectronics NV	29,795	1,052,344
TE Connectivity Ltd.	44,901	5,154,635
Temenos AG	1,407	77,209
VAT Group AG	327	89,402
		30,776,619
Taiwan–0.38%
MediaTek, Inc.	9,000	183,013
Nan Ya Printed Circuit Board Corp.	33,000	243,725
Taiwan Semiconductor Manufacturing Co. Ltd.	477,000	6,960,502
Unimicron Technology Corp.	92,000	359,194
Wiwynn Corp.	5,000	129,654
		7,876,088
United Arab Emirates–0.00%
=†NMC Health PLC	123,425	0
		0
United Kingdom–3.37%
Admiral Group PLC	5,989	154,727
†Alphawave IP Group PLC	210,861	260,019
Anglo American PLC	60,206	2,355,720
AstraZeneca PLC	64,965	8,810,555
AstraZeneca PLC ADR	62,969	4,269,298
Auto Trader Group PLC	118,412	738,103
BP PLC	87,119	500,177

LVIP BlackRock Global Allocation Fund–8

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
BP PLC ADR	16,683	$ 582,737
British American Tobacco PLC	8,148	323,245
Burberry Group PLC	10,341	253,786
†Capri Holdings Ltd.	14,109	808,728
Compass Group PLC	328,164	7,607,372
Dr Martens PLC	32,146	74,073
Experian PLC	9,590	326,134
†Genius Sports Ltd.	87,523	312,457
GSK PLC	20,422	354,932
Kingfisher PLC	60,016	171,305
Legal & General Group PLC	47,756	144,048
Linde PLC	6,052	1,974,041
Lloyds Banking Group PLC	16,702,667	9,169,501
National Grid PLC	6,631	79,957
NatWest Group PLC	145,112	465,249
Rio Tinto PLC	24,915	1,746,415
Shell PLC	334,170	9,472,217
Shell PLC ADR	74,525	4,244,199
Smith & Nephew PLC	4,517	60,588
Spirax-Sarco Engineering PLC	11,137	1,429,212
Standard Chartered PLC	12,314	92,657
Unilever PLC	238,687	12,067,607
Willis Towers Watson PLC	1,293	316,242
		69,165,301
United States–33.85%
Abbott Laboratories	112,389	12,339,188
AbbVie, Inc.	33,658	5,439,469
Activision Blizzard, Inc.	16,512	1,263,994
†Adobe, Inc.	6,805	2,290,087
Advance Auto Parts, Inc.	2,226	327,289
Agilent Technologies, Inc.	1,202	179,879
Air Products & Chemicals, Inc.	28,421	8,761,057
†Airbnb, Inc. Class A	2,587	221,189
†Akamai Technologies, Inc.	1,406	118,526
Albemarle Corp.	18,923	4,103,642
Alcoa Corp.	32,880	1,495,054
†Align Technology, Inc.	2,015	424,964
Allegion PLC	6,297	662,822
†Alphabet, Inc. Class C	261,201	23,176,365
Altria Group, Inc.	6,953	317,822
†Amazon.com, Inc.	217,504	18,270,336
American Express Co.	2,212	326,823
American Tower Corp.	39,240	8,313,386
AmerisourceBergen Corp.	4,919	815,127
Amgen, Inc.	5,389	1,415,367
†ANSYS, Inc.	6,580	1,589,662
APA Corp.	3,726	173,930
Apple, Inc.	221,018	28,716,869
Applied Materials, Inc.	41,799	4,070,387
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
†Aptiv PLC	34,770	$ 3,238,130
Archer-Daniels-Midland Co.	121,124	11,246,363
AT&T, Inc.	33,515	617,011
†AutoZone, Inc.	173	426,649
Baker Hughes Co.	12,169	359,351
Ball Corp.	2,566	131,225
Bank of America Corp.	220,692	7,309,319
Baxter International, Inc.	2,180	111,115
†Berkshire Hathaway, Inc. Class B	2,876	888,396
†Booking Holdings, Inc.	1,129	2,275,251
†Boston Scientific Corp.	274,390	12,696,025
Broadcom, Inc.	1,089	608,893
Brown-Forman Corp. Class B	4,808	315,789
Bunge Ltd.	56,261	5,613,160
†Cadence Design Systems, Inc.	16,304	2,619,075
California Resources Corp.	16,699	726,573
=πCaresyntax, Inc.	2,497	161,631
Caterpillar, Inc.	463	110,916
CDW Corp.	3,117	556,634
†Centene Corp.	2,754	225,856
CF Industries Holdings, Inc.	88,727	7,559,540
Charles Schwab Corp.	134,500	11,198,470
†Charter Communications, Inc. Class A	10,840	3,675,844
Cheniere Energy, Inc.	1,260	188,950
Chesapeake Energy Corp.	7,110	670,971
Chevron Corp.	2,803	503,110
†Chipotle Mexican Grill, Inc.	656	910,193
Chubb Ltd.	20,545	4,532,227
Cigna Corp.	2,687	890,311
Cintas Corp.	430	194,197
Cisco Systems, Inc.	17,217	820,218
CME Group, Inc.	6,477	1,089,172
Colgate-Palmolive Co.	2,623	206,666
Comcast Corp. Class A	150,130	5,250,046
ConocoPhillips	148,922	17,572,796
†Copart, Inc.	6,258	381,050
Corteva, Inc.	8,554	502,804
Costco Wholesale Corp.	16,971	7,747,261
Coterra Energy, Inc.	21,800	535,626
†Crowdstrike Holdings, Inc. Class A	28,300	2,979,707
Crown Castle, Inc.	1,748	237,099
Crown Holdings, Inc.	2,073	170,421
†1Crown PropTech Acquisitions	36,310	368,547
CSX Corp.	2,453	75,994
CVS Health Corp.	54,196	5,050,525

LVIP BlackRock Global Allocation Fund–9

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
†Darling Ingredients, Inc.	5,474	$ 342,618
†Datadog, Inc. Class A	15,061	1,106,984
Deere & Co.	14,149	6,066,525
†Delta Air Lines, Inc.	13,990	459,711
Devon Energy Corp.	8,921	548,731
†Dexcom, Inc.	24,068	2,725,460
†Diversey Holdings Ltd.	129,134	550,111
Dominion Energy, Inc.	10,888	667,652
Domino's Pizza, Inc.	7,490	2,594,536
Dow, Inc.	4,231	213,200
†Dynatrace, Inc.	34,959	1,338,930
eBay, Inc.	7,568	313,845
Edison International	11,638	740,410
†Edwards Lifesciences Corp.	39,999	2,984,325
Element Solutions, Inc.	18,099	329,221
Elevance Health, Inc.	320	164,150
Eli Lilly & Co.	16,681	6,102,577
Energy Transfer LP	41,419	491,644
=πEpic Games, Inc.	3,175	2,183,860
EQT Corp.	187,088	6,329,187
Essex Property Trust, Inc.	1,246	264,052
Eversource Energy	8,702	729,576
†Expedia Group, Inc.	3,480	304,848
Extra Space Storage, Inc.	1,473	216,796
Exxon Mobil Corp.	48,615	5,362,235
†F5, Inc.	30,567	4,386,670
=πFanatics Holdings, Inc.	37,931	2,889,204
Fastenal Co.	2,765	130,840
Fidelity National Information Services, Inc.	1,924	130,543
First Republic Bank	2,356	287,173
†FleetCor Technologies, Inc.	1,499	275,336
†Floor & Decor Holdings, Inc. Class A	6,691	465,894
FMC Corp.	3,867	482,602
†Fortinet, Inc.	51,742	2,529,666
Fortive Corp.	147,764	9,493,837
Freeport-McMoRan, Inc.	169,969	6,458,822
†Gartner, Inc.	1,167	392,275
Gen Digital, Inc.	3,470	74,362
†Generac Holdings, Inc.	400	40,264
General Dynamics Corp.	1,851	459,252
General Motors Co.	28,479	958,034
Genuine Parts Co.	1,256	217,929
Gilead Sciences, Inc.	9,637	827,336
Goldman Sachs Group, Inc.	809	277,794
=πGrand Rounds, Inc.	1,035,048	1,169,604
†Green Plains, Inc.	14,476	441,518
Halliburton Co.	39,880	1,569,278
HCA Healthcare, Inc.	6,500	1,559,740
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
Healthpeak Properties, Inc.	8,761	$ 219,638
Hewlett Packard Enterprise Co.	8,691	138,708
Hilton Worldwide Holdings, Inc.	33,614	4,247,465
Honeywell International, Inc.	622	133,295
Humana, Inc.	23,719	12,148,635
†iHeartMedia, Inc. Class A	721	4,420
†Informatica, Inc. Class A	44,503	724,954
Intercontinental Exchange, Inc.	4,746	486,892
International Flavors & Fragrances, Inc.	36,444	3,820,789
Intuit, Inc.	8,669	3,374,148
†Intuitive Surgical, Inc.	26,183	6,947,659
=πJawbone, Inc.	32,637	0
Johnson & Johnson	52,189	9,219,187
JPMorgan Chase & Co.	9,347	1,253,433
Kinder Morgan, Inc.	12,826	231,894
KLA Corp.	4,982	1,878,363
Kroger Co.	5,714	254,730
†Liberty Media Corp.-Liberty SiriusXM Class A	86,646	3,406,054
†Liberty Media Corp.-Liberty SiriusXM Class C	119,901	4,691,726
†Lions Gate Entertainment Corp. Class A	45,360	259,006
†Live Nation Entertainment, Inc.	3,217	224,354
LKQ Corp.	1,818	97,099
=πLookout, Inc.	24,449	89,239
Lowe's Cos., Inc.	5,699	1,135,469
LPL Financial Holdings, Inc.	47,319	10,228,948
Lumen Technologies, Inc.	11,276	58,861
LyondellBasell Industries NV Class A	32,528	2,700,800
Marathon Oil Corp.	241,431	6,535,537
Marathon Petroleum Corp.	16,025	1,865,150
Marsh & McLennan Cos., Inc.	89,494	14,809,467
Masco Corp.	12,073	563,447
†Masimo Corp.	5,705	844,055
Mastercard, Inc. Class A	44,184	15,364,102
McDonald's Corp.	27,386	7,217,033
McKesson Corp.	4,960	1,860,595
Merck & Co., Inc.	97,728	10,842,922
†Meta Platforms, Inc. Class A	4,099	493,274

LVIP BlackRock Global Allocation Fund–10

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
†Mettler-Toledo International, Inc.	214	$ 309,326
MGM Resorts International	10,352	347,103
Micron Technology, Inc.	101,502	5,073,070
Microsoft Corp.	148,806	35,686,655
†Mirion Technologies, Inc.	27,263	180,208
†Molina Healthcare, Inc.	991	327,248
Morgan Stanley	74,898	6,367,828
Mosaic Co.	6,725	295,026
†Mr Cooper Group, Inc.	10,790	433,003
NetApp, Inc.	4,321	259,519
Newmont Corp.	5,180	244,496
NextEra Energy, Inc.	117,895	9,856,022
NIKE, Inc. Class B	11,132	1,302,555
Norfolk Southern Corp.	1,303	321,085
Northrop Grumman Corp.	23,355	12,742,722
NVIDIA Corp.	28,956	4,231,630
ONEOK, Inc.	9,472	622,310
†Opendoor Technologies, Inc.	55,264	64,106
Otis Worldwide Corp.	21,649	1,695,333
Ovintiv, Inc.	6,528	331,035
†Palo Alto Networks, Inc.	16,271	2,270,455
Park Hotels & Resorts, Inc.	13,228	155,958
†Paycom Software, Inc.	1,037	321,791
†Peloton Interactive, Inc. Class A	63,612	505,079
PepsiCo, Inc.	9,506	1,717,354
Pfizer, Inc.	60,178	3,083,521
Philip Morris International, Inc.	6,672	675,273
Phillips 66	6,998	728,352
Pioneer Natural Resources Co.	6,874	1,569,953
PNC Financial Services Group, Inc.	1,746	275,763
Prologis, Inc.	3,126	352,394
Public Service Enterprise Group, Inc.	1,848	113,227
Quest Diagnostics, Inc.	2,239	350,269
Raymond James Financial, Inc.	33,091	3,535,773
†Rocket Lab USA, Inc.	33,454	126,122
Rockwell Automation, Inc.	10,013	2,579,048
†RXO, Inc.	50,135	862,322
S&P Global, Inc.	5,801	1,942,987
†Salesforce, Inc.	27,037	3,584,836
=πSalt Pay Co. Ltd.	331	311,613
†Sarcos Technology & Robotics Corp.	14,029	7,874
SBA Communications Corp.	2,097	587,810
Schlumberger Ltd.	127,166	6,798,294
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
†Seagen, Inc.	24,077	$ 3,094,135
Sempra Energy	86,980	13,441,889
†ServiceNow, Inc.	15,313	5,945,579
=πSnorkel AI, Inc.	4,461	31,762
†Snowflake, Inc. Class A	2,430	348,802
Southwest Airlines Co.	7,376	248,350
†Splunk, Inc.	5,008	431,139
Starbucks Corp.	55,245	5,480,304
Synchrony Financial	8,325	273,560
†Synopsys, Inc.	447	142,723
Tapestry, Inc.	11,178	425,658
†Tesla, Inc.	27,244	3,355,916
Thermo Fisher Scientific, Inc.	15,262	8,404,631
TJX Cos., Inc.	60,316	4,801,154
†Toast, Inc. Class A	7,946	143,266
Toll Brothers, Inc.	4,998	249,500
†✧✧TPB Acquisition Corp. I Class A	18,190	182,628
TransDigm Group, Inc.	1,529	962,735
Travelers Cos., Inc.	2,609	489,161
†Ulta Beauty, Inc.	768	360,246
†United Airlines Holdings, Inc.	6,860	258,622
United Parcel Service, Inc. Class B	48,675	8,461,662
†United Rentals, Inc.	3,149	1,119,218
UnitedHealth Group, Inc.	30,962	16,415,433
†Univar Solutions, Inc.	7,288	231,758
Valero Energy Corp.	92,562	11,742,415
†VeriSign, Inc.	11,303	2,322,088
Verisk Analytics, Inc.	8,744	1,542,616
Verizon Communications, Inc.	6,788	267,447
†Vertex Pharmaceuticals, Inc.	1,050	303,219
Vertiv Holdings Co.	258,748	3,534,498
VF Corp.	14,432	398,468
Visa, Inc. Class A	3,770	783,255
Vulcan Materials Co.	31,291	5,479,367
Walgreens Boots Alliance, Inc.	8,351	311,993
Walmart, Inc.	35,256	4,998,948
†Walt Disney Co.	114,377	9,937,074
Waste Connections, Inc.	745	98,757
Wells Fargo & Co.	124,375	5,135,444
West Pharmaceutical Services, Inc.	1,300	305,955
†Workday, Inc. Class A	3,220	538,803
†XPO Logistics, Inc.	50,135	1,668,994
†Zebra Technologies Corp. Class A	460	117,949
Zoetis, Inc.	5,272	772,612

LVIP BlackRock Global Allocation Fund–11

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
†Zscaler, Inc.	12,475	$ 1,395,953
		695,484,880
Uruguay–0.01%
†MercadoLibre, Inc.	322	272,489
		272,489
Total Common Stock (Cost $1,009,037,077)		1,059,004,879
ΔCONVERTIBLE PREFERRED STOCKS–0.92%
Germany–0.12%
†Dr. Ing. h.c. F. Porsche AG	23,422	2,375,578
		2,375,578
United States–0.80%
†2020 Cash Mandatory Exchangeable Trust	3,998	4,583,787
Aptiv PLC	14,270	1,531,456
Becton Dickinson & Co.	53,341	2,671,317
Boston Scientific Corp.	9,418	1,081,375
=πDatabricks, Inc. Series F	60,501	3,096,441
=πDatabricks, Inc. Series G	16,533	846,159
=πGM Cruise Holdings LLC Class G	27,806	397,626
=πLookout, Inc. Series F	285,629	1,573,816
Wells Fargo & Co. Series L	617	731,145
		16,513,122
Total Convertible Preferred Stocks (Cost $20,031,369)		18,888,700
ΔPREFERRED STOCKS–1.05%
Germany–0.01%
Porsche Automobil Holding SE 5.00%	2,410	132,188
		132,188
United States–1.04%
=†π10x Future Technologies Holdng	46,779	511,294
=†πBreeze Aviation Group, Inc. Series B	1,998	569,670
=†πBytedance Ltd. Series E	23,481	3,869,831
•Citigroup Capital XIII 10.78% (LIBOR03M + 6.37%) 10/30/40	66,462	1,887,521
=†πDream Finders Homes, Inc.	2,409	2,195,201
=†πExo Imaging, Inc. Series C	103,568	305,526
=†πFarmers Business Network, Inc. Series F	20,968	977,318
=†πFarmers Business Network, Inc. Series G	3,171	147,800
=†πJumpcloud, Inc. Series E-1	491,634	1,755,133
=†πJumpcloud, Inc. Series F	32,336	115,439
=†πLesson Nine GmbH Series B	53,911	688,982
	Number of Shares	Value (U.S. $)
ΔPREFERRED STOCKS (continued)
United States (continued)
=†πLoadsmart, Inc. Series C	96,249	$ 1,372,511
=†πLoadsmart, Inc. Series D	8,526	121,581
=†πMntn Digital Series D	20,836	200,026
=†πMythic AL, Inc. Series C	68,525	15,075
=†πNeon Pagamentos SA	3,076	1,555,287
=†πNoodle Partners, Inc. Series C	69,413	425,502
=†πPsiQuantum Corp. Series D	14,776	375,458
=†πRelativity Space, Inc. Series E	29,214	481,155
=†πSambaNova Systems, Inc. Series C	16,831	1,068,600
=†πSambaNova Systems, Inc. Series D	5,355	339,989
=†πSnorkel AI, Inc. Series C	15,980	113,778
=†πUrsa Major Technologies, Inc.	102,993	682,844
=†πVerge Genomics Series B	108,057	511,110
=†πZero Mass Water, Inc. Series C-1	43,479	1,164,368
		21,450,999
Total Preferred Stocks (Cost $24,774,554)		21,583,187
ΔWARRANTS–0.00%
Cayman Islands–0.00%
†Hedosophia European Growth exp 5/13/27 exercise price EUR 11.5000	28,345	607
		607
Israel–0.00%
†Innovid Corp. exp 11/30/26 exercise price USD 11.5000	4,887	1,955
		1,955
Republic of Korea–0.00%
†Cano Health, Inc. exp 6/03/26 exercise price USD 11.5000	29,130	6,409
		6,409
Switzerland–0.00%
†Cie Financiere Richemont SA exp 11/22/23 exercise price CHF 67.0000	527	439
		439
United Kingdom–0.00%
†Genius Sports Ltd. exp 12/31/28 exercise price USD 11.5000	15,508	13,957
		13,957

LVIP BlackRock Global Allocation Fund–12

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Number of Shares	Value (U.S. $)
ΔWARRANTS (continued)
United States–0.00%
†Embark Technology, Inc. exp 11/10/26 exercise price USD 11.5000	7,993	$ 159
†EVgo, Inc. exp 9/15/25 exercise price USD 11.5000	16,129	10,771
=†Gores Holdings VIII, Inc. exp 12/31/27 exercise price USD 11.5000	4,931	1
†Hippo Holdings, Inc. exp 7/30/26 exercise price USD 11.5000	12,653	405
†Latch, Inc. exp 6/04/26 exercise price USD 11.5000	20,232	862
†Lightning eMotors, Inc. exp 5/18/25 exercise price USD 11.5000	22,028	854
†Offerpad Solutions, Inc. exp 9/01/26 exercise price USD 11.5000	22,210	500
†Sarcos Technology & Robotics Corp. exp 6/15/27 exercise price USD 11.5000	44,727	1,682
†TPB Acquisition Corp. I exp 2/19/23 exercise price USD 11.5000	6,063	2,854
†Volta, Inc. exp 8/26/26 exercise price USD 11.5000	16,616	1,085
		19,173
Total Warrants (Cost $290,225)		42,540

	Principal Amount°
ΔCONVERTIBLE BONDS–0.09%
India–0.00%
‡REI Agro Ltd. 5.50%, excercise price $5.5000 11/13/14	599,000	4,966
		4,966
United States–0.09%
^DocuSign, Inc. 0.00% 1/15/24	145,000	136,300
Lightning eMotors, Inc. 7.50%, excercise price $7.5000 5/15/24	253,000	50,600
Splunk, Inc.
0.50%, excercise price $0.5000 9/15/23	155,000	149,343
1.13%, excercise price $1.1250 6/15/27	465,000	392,367
Stem, Inc. 0.50%, excercise price $0.5000 12/1/28	73,000	45,902
		Principal Amount°	Value (U.S. $)
ΔCONVERTIBLE BONDS (continued)
United States (continued)
Western Digital Corp. 1.50%, excercise price $1.5000 2/1/24		930,000	$ 885,825
Wolfspeed, Inc. 1.88%, excercise price $1.8750 12/1/29		90,000	81,045
			1,741,382
Total Convertible Bonds (Cost $1,926,397)			1,746,348
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.01%
United States–0.01%
•Freddie Mac STACR REMIC Trust 2021-DNA2 7.33% (SOFR30A + 3.40%) 8/25/33		115,432	106,691
•Freddie Mac STACR REMIC Trust 2022-DNA1 7.33% (SOFR30A + 3.40%) 1/25/42		138,145	122,348
Total Agency Collateralized Mortgage Obligations (Cost $222,714)			229,039
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.03%
United States–0.03%
•Fannie Mae-Aces Series 2018-M13 A2 3.74% 9/25/30		67,509	64,032
*♦•Freddie Mac Multifamily Structured Pass Through Certificates
0.80% 5/25/29		6,388,341	243,318
1.04% 10/25/30		1,722,207	100,873
1.36% 12/25/29		940,146	66,346
1.43% 7/25/30		278,168	22,379
1.52% 1/25/30		1,288,252	108,513
1.58% 4/25/30		547,213	46,887
1.70% 4/25/30		279,216	25,795
Total Agency Commercial Mortgage-Backed Securities (Cost $745,976)			678,143
AGENCY MORTGAGE-BACKED SECURITIES–4.63%
United States–4.63%
Fannie Mae S.F. 30 yr TBA
4.50% 1/1/53		77,347,777	74,428,385
4.50% 2/1/53		21,400,000	20,591,449
Total Agency Mortgage-Backed Securities (Cost $95,588,879)			95,019,834
ΔCORPORATE BONDS–10.46%
Australia–0.42%
National Australia Bank Ltd. 3.38% 1/14/26		6,000	5,738
=πOceana Australian Fixed Income Trust
10.00% 8/31/23	AUD	442,180	301,058
10.25% 8/31/25	AUD	820,556	574,738

LVIP BlackRock Global Allocation Fund–13

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
Australia (continued)
=Quintis Australia Pty. Ltd. (PIK Rate 12.00%, Cash Rate 12.00%) 12.00% 10/1/28		6,149,065	$ 859,024
=@Quintis Australia Pty. Ltd. (PIK Rate 7.50%, Cash Rate 8.00%) 7.50% 10/1/26		6,870,789	6,870,789
			8,611,347
Belgium–0.07%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 3.65% 2/1/26		763,000	734,316
Anheuser-Busch InBev S.A. 4.00% 9/24/25	GBP	100,000	118,700
Anheuser-Busch InBev Worldwide, Inc. 4.90% 1/23/31		452,000	452,202
μKBC Group 1.25% 9/21/27	GBP	100,000	102,927
			1,408,145
Brazil–0.04%
Atento Luxco 1 SA 8.00% 2/10/26		200,000	106,000
Azul Investments LLP 7.25% 6/15/26		200,000	122,338
BRF SA 4.88% 1/24/30		200,000	168,669
Klabin Austria GmbH 3.20% 1/12/31		200,000	160,000
MC Brazil Downstream Trading Sarl 7.25% 6/30/31		200,000	164,920
Suzano Austria GmbH 3.13% 1/15/32		200,000	155,921
			877,848
Canada–0.29%
Bank of Montreal
μ 0.95% 1/22/27		494,000	436,147
4.25% 9/14/24		602,000	593,981
Canadian Pacific Railway Co. 4.00% 6/1/28		650,000	619,357
First Quantum Minerals Ltd. 6.88% 10/15/27		490,000	459,729
Open Text Corp. 6.90% 12/1/27		680,000	680,000
Rogers Communications, Inc. 2.95% 3/15/25		798,000	760,347
Royal Bank of Canada
0.65% 7/29/24		17,000	15,868
0.75% 10/7/24		45,000	41,841
1.20% 4/27/26		8,000	7,113
3.63% 5/4/27		451,000	428,630
4.24% 8/3/27		655,000	638,016
Thomson Reuters Corp. 3.35% 5/15/26		9,000	8,514
		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
Canada (continued)
Toronto-Dominion Bank
2.35% 3/8/24		706,000	$ 684,875
2.80% 3/10/27		17,000	15,591
2.88% 4/5/27	GBP	100,000	109,681
4.29% 9/13/24		501,000	495,126
			5,994,816
Chile–0.01%
Kenbourne Invest SA 6.88% 11/26/24		200,000	190,400
			190,400
China–0.00%
Fantasia Holdings Group Co. Ltd.
10.88% 1/9/23		233,000	16,893
‡ 11.75% 4/17/22		204,000	16,852
‡Yuzhou Group Holdings Co. Ltd. 8.50% 2/26/24		213,000	18,026
			51,771
Colombia–0.07%
AI Candelaria Spain SA 7.50% 12/15/28		235,417	222,939
Ecopetrol SA
4.13% 1/16/25		252,000	239,995
4.63% 11/2/31		200,000	152,768
Grupo Aval Ltd. 4.38% 2/4/30		326,000	264,070
Millicom International Cellular SA 5.13% 1/15/28		180,000	167,386
Promigas SA ESP/Gases del Pacifico SAC 3.75% 10/16/29		200,000	162,696
SURA Asset Management SA 4.88% 4/17/24		239,000	238,178
			1,448,032
France–0.03%
BNP Paribas S.A.
1.88% 12/14/27	GBP	100,000	101,251
3.38% 1/23/26	GBP	100,000	113,490
μBPCE SA 2.28% 1/20/32		250,000	186,899
Societe Generale S.A. 1.88% 10/3/24	GBP	100,000	113,980
TotalEnergies Capital International S.A. 1.66% 7/22/26	GBP	100,000	108,555
			624,175
Germany–0.22%
Adler Pelzer Holding GmbH 4.13% 4/1/24	EUR	1,350,000	1,213,890
•APCOA Parking Holdings GmbH 6.38% (EURIBOR03M + 5.00%) 1/15/27	EUR	926,000	923,440
Deutsche Bank AG
2.63% 12/16/24	GBP	100,000	112,253

LVIP BlackRock Global Allocation Fund–14

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
Germany (continued)
Deutsche Bank AG (continued)
μ 3.55% 9/18/31		158,000	$ 126,667
μ 4.00% 6/24/26	GBP	100,000	113,166
Douglas GmbH 6.00% 4/8/26	EUR	744,000	665,086
@Kirk Beauty SUN GmbH 8.25% 10/1/26	EUR	939,796	607,123
Mercedes-Benz Finance North America LLC
0.75% 3/1/24		420,000	398,788
2.13% 3/10/25		454,000	426,840
			4,587,253
Hong Kong–0.02%
μAIA Group Ltd. 2.70% 4/7/26		238,000	204,555
HKT Capital No. 6 Ltd. 3.00% 1/18/32		201,000	161,347
			365,902
India–0.02%
Indian Railway Finance Corp. Ltd. 3.25% 2/13/30		207,000	178,440
Vedanta Resources Finance II PLC 8.95% 3/11/25		200,000	135,750
			314,190
Indonesia–0.02%
Freeport Indonesia PT 4.76% 4/14/27		246,000	236,160
Pertamina Persero PT 3.65% 7/30/29		256,000	234,269
			470,429
Ireland–0.04%
Shire Acquisitions Investments Ireland DAC 2.88% 9/23/23		880,000	864,810
			864,810
Israel–0.00%
Leviathan Bond Ltd. 5.75% 6/30/23		102,000	101,573
			101,573
Italy–0.27%
Castor SpA
6.00% 2/15/29	EUR	279,000	265,803
• 7.30% (EURIBOR03M + 5.25%) 2/15/29	EUR	890,000	920,268
Fiber Bidco Spa
• 7.95% 10/25/27	EUR	355,000	378,109
11.00% 10/25/27	EUR	539,000	610,206
•Forno d'Asolo SpA 7.70% (EURIBOR03M + 5.50%) 4/30/27	EUR	1,595,000	1,502,483
Marcolin SpA 6.13% 11/15/26	EUR	1,019,000	938,078
		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
Italy (continued)
Shiba Bidco SpA 4.50% 10/31/28	EUR	1,022,000	$ 935,825
			5,550,772
Japan–0.02%
NTT Finance 4.14% 7/26/24		398,000	391,682
Takeda Pharmaceutical Co. Ltd. 4.40% 11/26/23		67,000	66,462
			458,144
Kuwait–0.02%
Equate Petrochemical BV
2.63% 4/28/28		200,000	174,000
4.25% 11/3/26		200,000	191,054
			365,054
Luxembourg–0.12%
EIG Pearl Holdings Sarl 3.55% 8/31/36		206,000	172,403
Garfunkelux Holdco 3 SA
6.75% 11/1/25	EUR	214,000	182,631
7.75% 11/1/25	GBP	527,000	495,022
Herens Midco Sarl 5.25% 5/15/29	EUR	1,189,000	879,042
Sani/Ikos Financial Holdings 1 Sarl 5.63% 12/15/26	EUR	787,000	779,261
			2,508,359
Mexico–0.10%
Alpek SAB de CV 3.25% 2/25/31		206,000	171,650
μBanco Mercantil del Norte SA 5.88% 1/24/27		200,000	178,209
Braskem Idesa SAPI 6.99% 2/20/32		200,000	142,764
Comision Federal de Electricidad 4.88% 1/15/24		243,000	240,448
FEL Energy VI Sarl 5.75% 12/1/40		184,790	158,128
Mexico City Airport Trust 5.50% 7/31/47		211,000	162,470
Petroleos Mexicanos
5.95% 1/28/31		276,000	208,890
6.50% 3/13/27		230,000	209,779
6.70% 2/16/32		318,000	249,709
8.75% 6/2/29		247,000	231,610
Trust Fibra Uno 4.87% 1/15/30		200,000	171,750
			2,125,407
Morocco–0.01%
Vivo Energy Investments BV 5.13% 9/24/27		200,000	178,500
			178,500

LVIP BlackRock Global Allocation Fund–15

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
Netherlands–0.10%
μBraskem Netherlands Finance BV 8.50% 1/23/81		200,000	$ 193,768
μCooperatieve Rabobank UA 1.88% 7/12/28	GBP	100,000	102,434
ING Groep 3.00% 2/18/26	GBP	100,000	112,450
μING Groep NV 3.87% 3/28/26		38,000	36,566
Minejesa Capital BV 4.63% 8/10/30		204,000	178,541
Mondelez International Holdings Netherlands BV
1.25% 9/24/26		4,000	3,476
4.25% 9/15/25		322,000	317,444
NXP BV/NXP Funding LLC
4.88% 3/1/24		620,000	615,254
5.35% 3/1/26		125,000	124,281
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.25% 11/30/51		147,000	91,537
Volkswagen Financial Services
1.88% 12/3/24	GBP	100,000	112,807
4.25% 10/9/25	GBP	100,000	115,865
			2,004,423
Nigeria–0.01%
IHS Holding Ltd. 6.25% 11/29/28		200,000	161,312
			161,312
Panama–0.01%
Aeropuerto Internacional de Tocumen SA 5.13% 8/11/61		200,000	163,331
			163,331
Paraguay–0.01%
Frigorifico Concepcion SA 7.70% 7/21/28		200,000	161,500
			161,500
Republic of Korea–0.01%
μHanwha Life Insurance Co. Ltd. 3.38% 2/4/32		200,000	166,107
SK Hynix, Inc. 2.38% 1/19/31		200,000	146,633
			312,740
Singapore–0.02%
BOC Aviation Ltd. 3.50% 9/18/27		222,000	203,712
Puma International Financing SA 5.13% 10/6/24		200,000	186,352
			390,064
South Africa–0.01%
Sasol Financing USA LLC 6.50% 9/27/28		200,000	181,199
			181,199
		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
Spain–0.03%
μBanco Santander S.A. 3.13% 10/6/26	GBP	400,000	$ 447,344
Telefonica Emisiones S.A. 5.38% 2/2/26	GBP	200,000	240,881
			688,225
Sweden–0.05%
μSwedbank AB 1.38% 12/8/27	GBP	100,000	102,961
Verisure Holding AB
3.88% 7/15/26	EUR	236,000	227,999
9.25% 10/15/27	EUR	459,000	513,004
Verisure Midholding AB 5.25% 2/15/29	EUR	160,000	136,161
			980,125
Switzerland–0.15%
Novartis Capital Corp. 3.00% 11/20/25		14,000	13,420
μUBS Group AG
1.01% 7/30/24		2,663,000	2,589,358
4.49% 5/12/26		200,000	195,473
4.70% 8/5/27		276,000	266,750
			3,065,001
Tanzania (United Republic Of)–0.01%
AngloGold Ashanti Holdings PLC 3.75% 10/1/30		208,000	180,406
			180,406
United Arab Emirates–0.02%
μDP World Salaam 6.00% 10/1/25		200,000	197,710
MAF Global Securities Ltd. 4.75% 5/7/24		210,000	207,113
			404,823
United Kingdom–0.63%
AstraZeneca PLC 1.38% 8/6/30		924,000	729,984
Barclays PLC
3.00% 5/8/26	GBP	100,000	109,648
3.25% 2/12/27	GBP	100,000	108,337
• 7.44% 11/2/33		226,000	236,803
BCP V Modular Services Finance II PLC 6.13% 11/30/28	GBP	1,278,000	1,290,493
BCP V Modular Services Finance PLC 6.75% 11/30/29	EUR	1,704,000	1,340,674
BG Energy Capital 5.13% 12/1/25	GBP	200,000	242,951
Boparan Finance PLC 7.63% 11/30/25	GBP	964,000	786,081
Connect Finco SARL/Connect U.S. Finco LLC 6.75% 10/1/26		617,000	571,811

LVIP BlackRock Global Allocation Fund–16

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United Kingdom (continued)
Deuce Finco Plc 5.50% 6/15/27	GBP	2,515,000	$ 2,418,725
GlaxoSmithKline Capital PLC 3.00% 6/1/24		689,000	670,265
μHSBC Holdings PLC
0.73% 8/17/24		680,000	655,259
0.98% 5/24/25		66,000	61,108
1.75% 7/24/27	GBP	100,000	103,912
3.97% 5/22/30		226,000	197,814
Informa PLC 3.13% 7/5/26	GBP	100,000	109,136
Inspired Entertainment Financing PLC 7.88% 6/1/26	GBP	734,000	825,254
Kane Bidco Ltd.
5.00% 2/15/27	EUR	673,000	615,976
6.50% 2/15/27	GBP	808,000	810,770
Lloyds Banking Group 2.25% 10/16/24	GBP	200,000	229,381
μNatWest Group PLC
2.88% 9/19/26	GBP	100,000	110,939
3.13% 3/28/27	GBP	100,000	110,203
Santander UK Group Holdings 3.63% 1/14/26	GBP	100,000	112,506
Sky Ltd. 3.75% 9/16/24		209,000	204,010
Vodafone Group PLC 4.13% 5/30/25		200,000	196,815
			12,848,855
United States–7.59%
AbbVie, Inc.
2.60% 11/21/24		839,000	802,637
2.95% 11/21/26		900,000	836,986
3.20% 5/14/26		20,000	18,937
3.20% 11/21/29		675,000	608,495
3.60% 5/14/25		1,553,000	1,505,085
3.80% 3/15/25		657,000	640,318
Aetna, Inc. 3.50% 11/15/24		63,000	61,197
Affinity Gaming 6.88% 12/15/27		168,000	142,437
AIG Global Funding 0.65% 6/17/24		334,000	311,719
Air Products & Chemicals, Inc. 2.05% 5/15/30		226,000	189,178
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50% 3/15/29		1,214,000	1,018,534
Allegiant Travel Co.
7.25% 8/15/27		252,000	239,693
8.50% 2/5/24		1,273,000	1,269,817
Alphabet, Inc. 2.25% 8/15/60		149,000	83,937
Amazon.com, Inc.
1.50% 6/3/30		181,000	145,441
2.10% 5/12/31		113,000	92,281
3.60% 4/13/32		226,000	206,819
		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
Amazon.com, Inc. (continued)
4.70% 12/1/32		565,000	$ 559,252
American Express Co.
2.25% 3/4/25		17,000	16,046
2.50% 7/30/24		436,000	419,307
3.95% 8/1/25		446,000	436,919
American International Group, Inc. 3.90% 4/1/26		166,000	160,797
American Tower Corp.
2.70% 4/15/31		751,000	611,279
3.10% 6/15/50		147,000	92,498
3.38% 5/15/24		854,000	831,026
4.40% 2/15/26		339,000	330,332
American Water Capital Corp.
2.80% 5/1/30		481,000	415,889
4.45% 6/1/32		226,000	216,216
Amgen, Inc.
1.90% 2/21/25		16,000	15,011
2.30% 2/25/31		226,000	184,073
2.77% 9/1/53		147,000	88,472
3.00% 2/22/29		182,000	161,161
3.00% 1/15/52		987,000	629,939
3.13% 5/1/25		97,000	93,082
4.05% 8/18/29		437,000	408,387
5.50% 12/7/26	GBP	100,000	123,342
Amkor Technology, Inc. 6.63% 9/15/27		135,000	133,599
Anheuser-Busch InBev Worldwide, Inc. 3.50% 6/1/30		452,000	411,467
Apple, Inc. 3.35% 8/8/32		452,000	410,316
AT&T, Inc.
1.70% 3/25/26		626,000	564,149
2.25% 2/1/32		452,000	354,287
2.90% 12/4/26	GBP	200,000	222,838
5.50% 3/15/27	GBP	100,000	121,734
Autodesk, Inc. 2.85% 1/15/30		328,000	281,956
Bank of America Corp.
μ 1.53% 12/6/25		39,000	35,970
μ 1.66% 3/11/27		19,000	16,809
μ 1.84% 2/4/25		435,000	417,065
μ 1.90% 7/23/31		110,000	84,426
μ 1.92% 10/24/31		326,000	249,027
μ 2.46% 10/22/25		62,000	58,581
μ 2.50% 2/13/31		513,000	416,962
μ 2.57% 10/20/32		258,000	202,066
μ 2.59% 4/29/31		359,000	292,382
μ 2.69% 4/22/32		122,000	97,647
μ 3.37% 1/23/26		160,000	152,557
μ 3.38% 4/2/26		665,000	635,101
μ 3.46% 3/15/25		25,000	24,336
3.50% 4/19/26		20,000	19,087
μ 3.71% 4/24/28		18,000	16,657
μ 3.82% 1/20/28		43,000	40,124

LVIP BlackRock Global Allocation Fund–17

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
Bank of America Corp. (continued)
μ 3.84% 4/25/25		1,054,000	$ 1,029,046
μ 4.83% 7/22/26		590,000	583,106
Bank of New York Mellon Corp.
2.10% 10/24/24		422,000	402,315
μ 4.41% 7/24/26		804,000	791,743
Becton Dickinson & Co.
3.36% 6/6/24		449,000	438,761
3.70% 6/6/27		1,330,000	1,256,618
Berry Global, Inc. 4.88% 7/15/26		40,000	38,510
Blackstone Holdings Finance Co. LLC 3.15% 10/2/27		195,000	175,719
Bristol-Myers Squibb Co.
1.45% 11/13/30		226,000	178,640
2.95% 3/15/32		137,000	119,186
3.20% 6/15/26		619,000	590,125
3.63% 5/15/24		633,000	625,145
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.88% 1/15/27		780,000	737,794
Broadcom, Inc.
2.45% 2/15/31		266,000	209,507
3.15% 11/15/25		562,000	532,345
4.15% 11/15/30		226,000	202,530
4.30% 11/15/32		1,307,000	1,151,912
California Resources Corp. 7.13% 2/1/26		100,000	96,104
Cargill, Inc. 3.50% 4/22/25		369,000	357,046
Carrols Restaurant Group, Inc. 5.88% 7/1/29		269,000	188,532
Caterpillar Financial Services Corp. 0.60% 9/13/24		427,000	398,319
CDI Escrow Issuer, Inc. 5.75% 4/1/30		313,000	280,582
Centennial Resource Production LLC 5.38% 1/15/26		50,000	45,514
Charles Schwab Corp.
3.45% 2/13/26		32,000	30,936
4.20% 3/24/25		16,000	15,813
Charter Communications Operating LLC/Charter Communications Operating Capital
2.25% 1/15/29		249,000	200,414
3.70% 4/1/51		175,000	106,412
Cheever Escrow Issuer LLC 7.13% 10/1/27		280,000	266,700
Churchill Downs, Inc. 5.50% 4/1/27		8,000	7,580
Cigna Corp. 3.00% 7/15/23		620,000	613,204
Cisco Systems, Inc. 2.50% 9/20/26		9,000	8,379
Citigroup, Inc.
1.75% 10/23/26	GBP	200,000	212,745
	Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
Citigroup, Inc. (continued)
μ 2.56% 5/1/32	302,000	$ 238,418
μ 2.67% 1/29/31	419,000	343,657
μ 3.06% 1/25/33	226,000	182,385
μ 3.29% 3/17/26	870,000	826,980
μ 3.35% 4/24/25	104,000	100,847
3.40% 5/1/26	6,000	5,687
μ 3.79% 3/17/33	226,000	193,296
μ 3.98% 3/20/30	113,000	101,913
μ 4.14% 5/24/25	207,000	202,992
μ 5.61% 9/29/26	464,000	465,985
• 6.27% 11/17/33	452,000	466,302
Cloud Software Group Holdings, Inc. 6.50% 3/31/29	1,535,000	1,292,902
Comcast Corp.
2.45% 8/15/52	147,000	85,645
2.65% 8/15/62	104,000	58,478
2.94% 11/1/56	533,000	329,621
3.55% 5/1/28	1,220,000	1,145,653
3.95% 10/15/25	54,000	52,883
Conagra Brands, Inc. 4.30% 5/1/24	31,000	30,573
Covanta Holding Corp. 4.88% 12/1/29	190,000	155,661
Cox Communications, Inc. 3.85% 2/1/25	542,000	523,601
Crown Castle, Inc.
3.30% 7/1/30	460,000	402,405
3.70% 6/15/26	563,000	535,320
CVS Health Corp.
1.30% 8/21/27	616,000	521,527
1.75% 8/21/30	226,000	178,109
2.13% 9/15/31	455,000	360,756
2.88% 6/1/26	684,000	638,499
3.75% 4/1/30	226,000	204,906
3.88% 7/20/25	310,000	302,506
4.30% 3/25/28	536,000	518,442
Deere & Co. 2.75% 4/15/25	91,000	87,407
Dell International LLC/EMC Corp.
3.45% 12/15/51	147,000	89,965
5.45% 6/15/23	399,000	399,252
6.02% 6/15/26	524,000	534,562
Discovery Communications LLC 3.80% 3/13/24	325,000	317,463
Dollar General Corp.
3.88% 4/15/27	541,000	515,833
4.25% 9/20/24	230,000	226,838
5.00% 11/1/32	736,000	726,009
Earthstone Energy Holdings LLC 8.00% 4/15/27	900,000	860,985
eBay, Inc. 1.90% 3/11/25	209,000	195,610
Ecolab, Inc.
2.13% 2/1/32	226,000	180,402

LVIP BlackRock Global Allocation Fund–18

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
Ecolab, Inc. (continued)
4.80% 3/24/30	578,000	$ 572,160
Edison International 6.95% 11/15/29	226,000	236,008
Elevance Health, Inc.
2.38% 1/15/25	11,000	10,442
3.65% 12/1/27	770,000	726,040
5.50% 10/15/32	828,000	847,644
Energy Transfer LP 4.20% 9/15/23	217,000	215,638
Equinix, Inc.
1.25% 7/15/25	763,000	689,915
1.45% 5/15/26	489,000	429,897
2.50% 5/15/31	184,000	147,842
3.40% 2/15/52	410,000	279,258
Fidelity National Information Services, Inc. 1.15% 3/1/26	13,000	11,400
μFifth Third Bancorp 4.06% 4/25/28	392,000	371,668
Fiserv, Inc. 3.80% 10/1/23	221,000	218,645
Ford Motor Co. 6.10% 8/19/32	894,000	825,482
Ω=πFreed Co. Ltd. 10.00% 12/2/23	1,063,263	1,023,391
Freedom Mortgage Corp.
8.13% 11/15/24	521,000	479,320
8.25% 4/15/25	499,000	448,839
Frontier Communications Holdings LLC
5.00% 5/1/28	526,000	458,683
5.88% 10/15/27	596,000	553,428
6.75% 5/1/29	535,000	442,584
8.75% 5/15/30	836,000	850,003
Frontier Florida LLC 6.86% 2/1/28	844,000	777,181
Frontier North, Inc. 6.73% 2/15/28	444,000	408,480
Full House Resorts, Inc. 8.25% 2/15/28	36,000	31,871
GATX Corp. 3.50% 3/15/28	12,000	10,888
GCI LLC 4.75% 10/15/28	146,000	122,652
GE HealthCare Technologies, Inc. 5.91% 11/22/32	226,000	234,181
Gen Digital, Inc.
6.75% 9/30/27	706,000	691,880
7.13% 9/30/30	317,000	311,452
General Motors Co. 4.88% 10/2/23	1,833,000	1,827,298
General Motors Financial Co., Inc.
2.70% 6/10/31	930,000	712,543
2.90% 2/26/25	676,000	640,277
3.60% 6/21/30	226,000	190,193
Georgia-Pacific LLC 3.60% 3/1/25	14,000	13,555
Gilead Sciences, Inc.
0.75% 9/29/23	510,000	494,090
1.65% 10/1/30	459,000	363,975
		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
Gilead Sciences, Inc. (continued)
2.60% 10/1/40		855,000	$ 596,526
3.65% 3/1/26		226,000	217,879
3.70% 4/1/24		518,000	509,259
GlaxoSmithKline Capital, Inc. 3.63% 5/15/25		448,000	437,447
Global Payments, Inc.
2.65% 2/15/25		65,000	61,155
4.95% 8/15/27		102,000	98,940
Goldman Sachs Group, Inc.
μ 0.86% 2/12/26		23,000	20,797
μ 1.09% 12/9/26		734,000	647,040
μ 2.38% 7/21/32		381,000	295,621
μ 2.62% 4/22/32		339,000	270,349
μ 2.65% 10/21/32		71,000	56,059
3.00% 3/15/24		1,018,000	992,677
3.50% 4/1/25		639,000	614,489
4.00% 3/3/24		513,000	506,513
7.25% 4/10/28	GBP	100,000	129,748
GoTo Group, Inc. 5.50% 9/1/27		506,000	272,138
GSK Consumer Healthcare Capital U.K. PLC 3.13% 3/24/25		774,000	736,070
GSK Consumer Healthcare Capital U.S. LLC 3.38% 3/24/27		1,133,000	1,054,773
HCA, Inc.
5.00% 3/15/24		45,000	44,741
5.25% 4/15/25		638,000	634,282
5.38% 2/1/25		609,000	608,263
5.88% 2/15/26		625,000	628,944
5.88% 2/1/29		453,000	451,585
Home Depot, Inc.
1.38% 3/15/31		1,278,000	990,036
1.88% 9/15/31		297,000	237,332
2.75% 9/15/51		561,000	366,548
2.95% 6/15/29		226,000	204,455
4.50% 9/15/32		678,000	662,000
Ω=Homes By West Bay LLC 9.50% 4/30/27		1,433,000	1,302,310
Humana, Inc.
0.65% 8/3/23		1,628,000	1,586,013
1.35% 2/3/27		10,000	8,646
2.15% 2/3/32		379,000	295,746
μHuntington Bancshares, Inc. 4.44% 8/4/28		836,000	796,309
Intel Corp. 3.40% 3/25/25		162,000	157,929
Intercontinental Exchange, Inc.
1.85% 9/15/32		226,000	170,364
2.10% 6/15/30		226,000	184,416
4.00% 9/15/27		443,000	427,872
4.35% 6/15/29		452,000	436,508

LVIP BlackRock Global Allocation Fund–19

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
International Business Machines Corp.
1.95% 5/15/30		316,000	$ 257,718
3.30% 5/15/26		666,000	633,679
4.15% 7/27/27		645,000	628,483
μJPMorgan Chase & Co.
0.97% 6/23/25		984,000	917,254
0.99% 4/28/26	GBP	200,000	218,376
1.56% 12/10/25		96,000	88,879
2.08% 4/22/26		906,000	841,036
2.74% 10/15/30		339,000	284,291
2.96% 1/25/33		226,000	183,942
3.54% 5/1/28		159,000	146,314
3.70% 5/6/30		109,000	97,760
4.08% 4/26/26		663,000	643,721
4.32% 4/26/28		697,000	665,626
4.85% 7/25/28		643,000	626,786
4.91% 7/25/33		226,000	215,181
Keurig Dr Pepper, Inc. 0.75% 3/15/24		315,000	299,016
Kinder Morgan Energy Partners LP 3.50% 9/1/23		299,000	295,811
Kinetik Holdings LP 5.88% 6/15/30		174,000	163,174
KLA Corp. 4.65% 7/15/32		474,000	464,283
Kraft Heinz Foods Co.
3.00% 6/1/26		906,000	847,852
3.75% 4/1/30		339,000	308,710
6.75% 3/15/32		60,000	65,096
L3Harris Technologies, Inc. 3.85% 12/15/26		1,331,000	1,269,346
Lam Research Corp. 3.75% 3/15/26		73,000	70,775
Level 3 Financing, Inc. 4.25% 7/1/28		108,000	85,072
Lions Gate Capital Holdings LLC 5.50% 4/15/29		343,000	198,870
Lowe's Cos., Inc.
1.70% 9/15/28		496,000	416,594
1.70% 10/15/30		490,000	383,181
3.00% 10/15/50		488,000	310,436
3.35% 4/1/27		337,000	316,363
3.75% 4/1/32		672,000	597,770
4.00% 4/15/25		12,000	11,766
4.25% 4/1/52		715,000	566,854
4.40% 9/8/25		249,000	245,282
4.50% 4/15/30		339,000	324,881
5.00% 4/15/33		425,000	414,890
Lumen Technologies, Inc. 5.13% 12/15/26		185,000	160,820
LYB International Finance II BV 3.50% 3/2/27		1,231,000	1,139,308
LYB International Finance III LLC 2.25% 10/1/30		226,000	179,207
	Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
LyondellBasell Industries NV 5.75% 4/15/24	27,000	$ 27,072
Magallanes, Inc. 3.43% 3/15/24	222,000	215,511
Marsh & McLennan Cos., Inc.
3.75% 3/14/26	383,000	371,441
3.88% 3/15/24	501,000	494,049
Marvell Technology, Inc. 4.20% 6/22/23	135,000	134,217
Maxar Technologies, Inc. 7.75% 6/15/27	464,000	481,740
McDonald's Corp. 3.30% 7/1/25	22,000	21,281
Medline Borrower LP 3.88% 4/1/29	262,000	211,162
Merck & Co., Inc.
1.45% 6/24/30	226,000	180,312
2.75% 2/10/25	164,000	157,155
3.40% 3/7/29	552,000	514,244
MetLife, Inc.
3.60% 11/13/25	407,000	395,459
Class MetLife Inc 4.37% 9/15/23	448,000	446,563
4.55% 3/23/30	226,000	222,149
Metropolitan Life Global Funding I
1.88% 1/11/27	3,000	2,654
2.95% 4/9/30	200,000	173,492
3.00% 9/19/27	348,000	316,123
MGM Resorts International 5.50% 4/15/27	62,000	57,673
Microchip Technology, Inc. 0.97% 2/15/24	500,000	474,814
Microsoft Corp.
2.53% 6/1/50	1,468,000	966,016
2.68% 6/1/60	147,000	93,259
2.70% 2/12/25	822,000	789,668
Moody's Corp. 3.10% 11/29/61	111,000	69,859
Morgan Stanley
μ 1.51% 7/20/27	19,000	16,488
μ 1.79% 2/13/32	58,000	43,590
μ 2.24% 7/21/32	122,000	93,598
μ 2.70% 1/22/31	46,000	38,012
3.13% 7/27/26	790,000	736,890
μ 3.62% 4/17/25	868,000	846,997
μ 3.62% 4/1/31	362,000	316,027
μ 4.21% 4/20/28	875,000	832,207
μ 4.43% 1/23/30	113,000	105,170
μ 4.68% 7/17/26	265,000	260,457
Nationstar Mortgage Holdings, Inc.
5.13% 12/15/30	410,000	316,658
5.50% 8/15/28	473,000	385,690
6.00% 1/15/27	90,000	80,550
New Home Co., Inc. 7.25% 10/15/25	225,000	192,375

LVIP BlackRock Global Allocation Fund–20

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
Newmont Corp.
2.60% 7/15/32	339,000	$ 269,882
2.80% 10/1/29	121,000	102,866
NextEra Energy Capital Holdings, Inc. 2.94% 3/21/24	749,000	729,203
Northern Trust Corp. 4.00% 5/10/27	441,000	430,752
NRG Energy, Inc. 5.75% 1/15/28	215,000	201,814
Omnicom Group, Inc./Omnicom Capital, Inc. 3.65% 11/1/24	210,000	205,887
Oncor Electric Delivery Co. LLC 4.55% 9/15/32	226,000	221,258
ONEOK Partners LP 4.90% 3/15/25	1,007,000	992,409
Oracle Corp.
2.40% 9/15/23	931,000	912,507
2.50% 4/1/25	704,000	663,785
2.88% 3/25/31	452,000	374,765
3.40% 7/8/24	107,000	104,388
3.60% 4/1/50	147,000	98,970
3.85% 4/1/60	433,000	287,700
3.95% 3/25/51	536,000	381,867
6.25% 11/9/32	226,000	236,536
PACCAR Financial Corp. 4.95% 10/3/25	374,000	375,659
Pacific Gas & Electric Co.
3.25% 2/16/24	19,000	18,545
3.85% 11/15/23	445,000	438,637
4.50% 7/1/40	342,021	267,312
5.45% 6/15/27	137,000	135,097
5.90% 6/15/32	430,000	419,590
μParamount Global 6.38% 3/30/62	135,000	110,364
Parker-Hannifin Corp. 3.25% 6/14/29	691,000	617,062
PepsiCo, Inc. 2.38% 10/6/26	29,000	26,980
Pitney Bowes, Inc.
6.88% 3/15/27	1,368,000	1,169,490
7.25% 3/15/29	373,000	291,690
Playtika Holding Corp. 4.25% 3/15/29	209,000	164,055
PNC Bank NA 3.25% 6/1/25	621,000	599,292
PNC Financial Services Group, Inc. 3.50% 1/23/24	224,000	220,678
PPG Industries, Inc. 1.20% 3/15/26	192,000	170,186
Principal Life Global Funding II
0.75% 4/12/24	12,000	11,335
1.25% 8/16/26	11,000	9,537
Prologis LP 2.25% 1/15/32	139,000	110,176
μPrudential Financial, Inc. 5.63% 6/15/43	521,000	511,882
	Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
QUALCOMM, Inc. 5.40% 5/20/33	1,222,000	$ 1,272,248
Realty Income Corp. 5.63% 10/13/32	446,000	452,970
Regions Financial Corp. 2.25% 5/18/25	23,000	21,494
Ryder System, Inc. 2.50% 9/1/24	31,000	29,487
S&P Global, Inc. 2.45% 3/1/27	464,000	423,767
Sabre Global, Inc.
7.38% 9/1/25	130,000	124,935
9.25% 4/15/25	704,000	701,273
11.25% 12/15/27	321,000	330,542
Salesforce, Inc. 0.63% 7/15/24	740,000	694,132
San Diego Gas & Electric Co. 3.60% 9/1/23	249,000	246,064
Seagate HDD Cayman 9.63% 12/1/32	210,000	230,328
Service Properties Trust
4.35% 10/1/24	207,000	188,178
4.50% 6/15/23	220,000	216,192
4.50% 3/15/25	235,000	202,699
7.50% 9/15/25	480,000	457,404
Sherwin-Williams Co.
2.20% 3/15/32	226,000	178,724
2.95% 8/15/29	226,000	197,837
4.05% 8/8/24	709,000	698,250
4.25% 8/8/25	323,000	317,363
Shire Acquisitions Investments Ireland DAC 3.20% 9/23/26	1,675,000	1,570,921
=π^Sonder Corp. 0.00% 1/19/27	1,363,396	1,228,829
Southern California Edison Co. 0.98% 8/1/24	441,000	412,388
Sprint LLC 7.88% 9/15/23	785,000	795,979
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC
4.74% 3/20/25	112,500	111,174
5.15% 9/20/29	200,000	197,105
•State Street Corp. 5.75% 11/4/26	111,000	113,622
Steel Dynamics, Inc.
2.40% 6/15/25	770,000	722,014
3.45% 4/15/30	226,000	198,717
5.00% 12/15/26	46,000	46,029
‡Talen Energy Supply LLC
6.63% 1/15/28	649,000	663,602
7.25% 5/15/27	491,000	508,185
7.63% 6/1/28	333,000	346,320
Tap Rock Resources LLC 7.00% 10/1/26	1,015,000	944,051
Tenet Healthcare Corp. 6.13% 6/15/30	166,000	158,165

LVIP BlackRock Global Allocation Fund–21

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
•Texas Capital Bank NA 8.17% (LIBOR03M + 4.50%) 9/30/24		822,000	$ 796,716
Texas Instruments, Inc. 1.75% 5/4/30		90,000	73,986
Thermo Fisher Scientific, Inc.
1.22% 10/18/24		9,000	8,447
2.00% 10/15/31		843,000	682,720
T-Mobile USA, Inc.
2.70% 3/15/32		90,000	72,715
3.38% 4/15/29		1,324,000	1,166,139
3.50% 4/15/25		1,246,000	1,198,285
3.50% 4/15/31		113,000	97,609
3.88% 4/15/30		113,000	102,357
Toyota Motor Credit Corp.
1.80% 2/13/25		51,000	47,924
3.05% 3/22/27		31,000	28,903
μTruist Financial Corp.
1.27% 3/2/27		360,000	318,924
4.26% 7/28/26		446,000	438,220
TWDC Enterprises 18 Corp. 3.15% 9/17/25		20,000	19,162
U.S. Bancorp
μ 2.22% 1/27/28		245,000	220,221
3.90% 4/26/28		448,000	429,637
μ 4.55% 7/22/28		1,138,000	1,111,382
• 5.73% 10/21/26		280,000	285,182
Union Pacific Corp.
2.80% 2/14/32		688,000	593,942
4.50% 1/20/33		519,000	507,459
United Rentals North America, Inc. 6.00% 12/15/29		623,000	619,106
UnitedHealth Group, Inc.
3.10% 3/15/26		43,000	40,915
4.20% 5/15/32		226,000	214,534
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC 7.88% 2/15/25		185,000	179,060
Univision Communications, Inc. 7.38% 6/30/30		387,000	369,856
•USB Capital IX 5.10% (LIBOR03M + 1.02%) 1/30/23		411,000	323,662
Ventas Realty L.P. 3.50% 2/1/25		515,000	494,607
Verizon Communications, Inc.
1.13% 11/3/28	GBP	100,000	96,926
2.36% 3/15/32		226,000	179,151
2.55% 3/21/31		492,000	404,600
2.63% 8/15/26		460,000	424,499
2.88% 11/20/50		516,000	323,511
2.99% 10/30/56		1,050,000	640,605
3.15% 3/22/30		678,000	597,888
		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
Verizon Communications, Inc. (continued)
4.02% 12/3/29		113,000	$ 105,548
Vertiv Group 4.13% 11/15/28		465,000	395,250
Viasat, Inc. 5.63% 4/15/27		422,000	383,324
Vistra Operations Co. LLC
5.13% 5/13/25		225,000	219,987
5.63% 2/15/27		1,041,000	987,558
VMware, Inc. 1.80% 8/15/28		896,000	731,656
Walt Disney Co.
2.20% 1/13/28		479,000	426,214
2.65% 1/13/31		226,000	192,906
3.80% 3/22/30		880,000	820,178
Waste Management, Inc.
0.75% 11/15/25		141,000	126,072
3.15% 11/15/27		447,000	416,966
Welltower, Inc.
2.70% 2/15/27		462,000	416,053
3.63% 3/15/24		525,000	513,756
4.50% 1/15/24		527,000	520,302
Western Digital Corp. 4.75% 2/15/26		94,000	88,522
Workday, Inc. 3.50% 4/1/27		888,000	829,897
WRKCo, Inc.
3.75% 3/15/25		248,000	239,848
4.65% 3/15/26		166,000	162,835
4.90% 3/15/29		226,000	216,979
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.
5.25% 5/15/27		62,000	55,953
5.50% 3/1/25		289,000	274,361
Xerox Holdings Corp. 5.00% 8/15/25		1,190,000	1,095,443
			155,974,448
Zambia–0.02%
First Quantum Minerals Ltd. 6.88% 3/1/26		400,000	378,809
			378,809
Total Corporate Bonds (Cost $228,024,313)			214,992,188
ΔLOAN AGREEMENTS–2.30%
Australia–0.02%
=π•Oafit A Note Upsize
8.00% 1/21/24	AUD	122,271	81,791
8.00% 3/28/26	AUD	654,710	434,616
			516,407
Belgium–0.05%
•Apollo Finco 7.60% (EURIBOR06M + 5.00%) 10/1/28	EUR	1,272,009	1,062,065
			1,062,065

LVIP BlackRock Global Allocation Fund–22

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
		Principal Amount°	Value (U.S. $)
ΔLOAN AGREEMENTS (continued)
Canada–0.15%
•KDC/ONE Development Corp., Inc. 6.90% (EURIBOR01M + 5.00%) 12/22/25	EUR	2,685,394	$ 2,800,328
•Kronos Acquisition Holdings, Inc. 9.80% (SOFRTE03M + 6.00%) 12/22/26		190,362	183,223
			2,983,551
France–0.15%
•Babilou Group 5.16% (EURIBOR03M + 4.00%) 11/17/27	EUR	3,065,234	3,138,644
			3,138,644
Germany–0.06%
•Iris BidCo GmbH 6.61% (EURIBOR03M + 5.00%) 6/29/28	EUR	1,309,000	1,203,548
			1,203,548
Jersey–0.05%
=π•Vita Global FinCo Ltd.
8.69% (SONIA + 7.00%) 7/6/27	GBP	386,174	443,522
9.44% (EURIBOR06M + 7.00%) 7/6/27	EUR	630,751	641,427
			1,084,949
Luxembourg–0.09%
=π•Luxembourg Life Fund
13.93% (LIBOR03M + 9.25%) 4/1/23		883,389	882,329
13.98% (LIBOR03M + 9.25%) 5/27/26		1,059,263	1,052,696
			1,935,025
Netherlands–0.31%
=π•Cypher Bidco 6.61% (EURIBOR03M + 4.50%) 3/1/28	EUR	1,485,170	1,470,564
•Median BV 7.57% (EURIBOR03M + 5.00%) 10/14/27	EUR	868,038	781,292
•Ziggo BV 3.76% (EURIBOR06M + 3.00%) 1/31/29	EUR	4,186,717	4,120,357
			6,372,213
Sweden–0.05%
•OptiGroup AB B1 7.30% (EURIBOR03M + 5.25%) 3/16/29	EUR	990,000	993,511
			993,511
		Principal Amount°	Value (U.S. $)
ΔLOAN AGREEMENTS (continued)
United Kingdom–0.13%
=π•Mercia A-1 4.59% (SONIA + 2.40%) 4/9/26	GBP	1,422,404	$ 1,701,912
=π•Mercia A-2 4.59% (SONIA + 2.40%) 4/9/26	GBP	689,509	825,000
=π•Mercia B-1 4.59% (SONIA + 2.40%) 4/9/26	GBP	80,087	95,825
			2,622,737
United States–1.24%
•Aimbridge Acquisition Co., Inc. 9.10% (LIBOR01M + 4.75%) 2/2/26		1,052,068	955,741
•Altar Bidco, Inc.
6.23% (SOFRTE01M + 3.35%) 2/1/29		553,770	527,698
10.51% (SOFR CME01M + 5.60%) 2/1/30		810,000	686,475
•American Auto Auction Group LLC 9.73% (SOFR CME03M + 5.00%) 12/30/27		1,098,811	844,986
•Avaya, Inc. 14.34% (SOFR CME01M + 10.00%) 12/15/27		130,000	77,025
•City Brewing Co. LLC 7.79% (LIBOR01M + 3.50%) 4/5/28		263,161	112,502
=π✠CML ST Regis Aspen 4.87% (LIBOR01M + 2.90%) 2/9/27		1,200,486	1,150,502
=π✠CML Trigrams 4.56% (LIBOR03M + 2.25%) 9/15/24		1,951,298	1,931,588
•Davis-Standard LLC 9.42% (LIBOR03M + 5.75%) 12/10/28		554,625	527,126
•Digital Room Holdings, Inc. 9.63% (LIBOR01M + 5.25%) 12/21/28		359,982	308,234
•DirecTV Financing LLC 9.38% (LIBOR01M + 5.00%) 8/2/27		560,965	544,955
•Dun & Bradstreet Corp. 7.64% (LIBOR01M + 3.25%) 2/6/26		144,904	143,327
•ECL Entertainment, LLC 11.88% (LIBOR01M + 7.50%) 5/1/28		704,149	701,804
•Emerald Technologies Acquisitionco, Inc. 10.67% (SOFRTE01M + 6.25%) 12/29/27		433,390	407,386
=π•Galaxy Universal LLC 9.07% (LIBOR03M + 5.75%) 11/12/26		1,354,122	1,323,655
•GoTo Group, Inc. 9.14% (LIBOR01M + 4.75%) 8/31/27		1,234,965	789,451

LVIP BlackRock Global Allocation Fund–23

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
ΔLOAN AGREEMENTS (continued)
United States (continued)
=π•Green Plains Operating Co. LLC 10.51% (LIBOR03M + 8.00%) 7/20/26	1,001,518	$ 987,797
•Greeneden U.S. Holdings II LLC 8.38% (LIBOR01M + 4.00%) 12/1/27	164,581	157,690
•Hilton Domestic Operating Co., Inc. 6.17% (LIBOR01M + 1.75%) 6/22/26	2,022,069	2,014,021
•Hydrofarm Holdings LLC 9.89% (LIBOR01M + 5.50%) 9/27/28	268,562	228,278
•Informatica LLC 7.19% (LIBOR01M + 2.75%) 10/27/28	336,896	329,821
•J&J Ventures Gaming LLC 8.73% (LIBOR03M + 4.00%) 4/26/28	408,433	390,053
•Jack Ohio Finance LLC 9.13% (LIBOR01M + 4.75%) 10/4/28	208,384	203,696
•Jazz Financing Lux SARL 7.88% (LIBOR01M + 3.50%) 5/5/28	583,317	577,391
•LBM Acquisition LLC 7.12% (LIBOR06M + 3.75%) 12/17/27	1,053,849	911,252
•Maverick Gaming LLC 12.23% (LIBOR03M + 7.50%) 9/3/26	344,659	275,728
•Naked Juice LLC 10.68% (SOFRTE03M + 6.00%) 1/24/30	53,053	41,729
=πOpenDoor 10.00% 2/28/26	1,767,222	1,650,586
π•OVG Business Services LLC 10.64% (LIBOR01M + 6.25%) 10/13/28	704,952	655,605
π•Profrac Services LLC 11.10% (SOFRTE03M + 7.25%) 3/4/25	381,300	390,832
•Project Ruby Ultimate Parent Corp. 7.63% (LIBOR01M + 3.25%) 3/10/28	170,430	160,782
•Redstone Holdco 2 LP
9.11% (LIBOR03M + 4.75%) 4/27/28	945,131	650,449
12.11% (LIBOR03M + 7.75%) 4/27/29	742,791	366,293
•SCIH Salt Holdings, Inc. 8.41% (LIBOR03M + 4.00%) 3/16/27	794,989	770,853
=π✠Sheraton Austin 4.12% (LIBOR03M + 3.48%) 6/1/26	1,342,767	1,291,533
•Signal Parent, Inc. 7.89% (LIBOR01M + 3.50%) 4/3/28	422,118	251,511
	Principal Amount°	Value (U.S. $)
ΔLOAN AGREEMENTS (continued)
United States (continued)
•Sovos Brands Intermediate, Inc. 7.91% (LIBOR03M + 3.50%) 6/8/28	122,761	$ 119,283
•Springs Windows Fashions LLC 8.75% (LIBOR03M + 4.00%) 10/6/28	238,883	194,570
=π✠Starwood Property Trust, Inc. 6.86% (LIBOR03M + 3.11%) 6/9/26	1,400,568	1,345,372
•Vaco Holdings LLC 9.73% (SOFR CME03M + 5.00%) 1/21/29	431,750	414,838
		25,412,418
Total Loan Agreements (Cost $50,371,445)		47,325,068
ΔNON-AGENCY ASSET-BACKED SECURITIES–0.83%
Cayman Islands–0.12%
•ACRES Commercial Realty Ltd. 5.53% (LIBOR01M + 1.20%) 6/15/36	195,000	189,535
•Arbor Realty Commercial Real Estate Notes 6.19% (TSFR01M + 1.85%) 5/15/37	898,000	877,264
•Gracie Point International Funding 6.52% (LIBOR01M + 2.40%) 11/1/23	222,000	220,863
•Greystone CRE Notes Ltd. 5.34% (LIBOR01M + 1.02%) 7/15/39	361,500	343,686
•Gulf Stream Meridian 1 Ltd. 5.45% (LIBOR03M + 1.37%) 4/15/33	388,191	380,157
•MF1 Ltd. 5.43% (LIBOR01M + 1.10%) 7/16/36	216,116	205,199
•Voya CLO Ltd. 5.28% (LIBOR03M + 1.04%) 4/20/34	150,000	145,445
		2,362,149
United States–0.71%
•AccessLex Institute 5.06% (LIBOR03M + 0.30%) 5/25/36	216,141	209,557
Brex Commercial Charge Card Master Trust 2.09% 7/15/24	612,000	605,360
•FS Rialto Issuer LLC 6.90% (TSFR01M + 2.58%) 8/17/37	951,843	946,274
GoodLeap Sustainable Home Solutions Trust 2.10% 5/20/48	626,875	445,699
Mariner Finance Issuance Trust 2.19% 8/21/34	676,000	643,344

LVIP BlackRock Global Allocation Fund–24

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
ΔNON-AGENCY ASSET-BACKED SECURITIES (continued)
United States (continued)
Mercury Financial Credit Card Master Trust 1.54% 3/20/26	386,000	$ 368,265
Navient Private Education Refi Loan Trust
2.61% 4/15/60	323,000	285,683
3.48% 4/15/60	811,000	679,623
4.00% 4/15/60	276,000	233,703
• 5.01% (PRIME minus 1.99%) 4/15/60	1,315,695	1,210,556
Nelnet Student Loan Trust
3.57% 4/20/62	690,108	550,729
4.93% 4/20/62	655,600	523,335
Oportun Issuance Trust
1.47% 5/8/31	783,000	683,892
1.96% 5/8/31	100,000	86,377
Pagaya AI Debt Selection Trust 3.00% 1/25/29	783,238	729,412
Progress Residential Trust 3.44% 5/17/26	300,515	254,818
•Ready Capital Mortgage Financing LLC 6.87% (TSFR01M + 2.55%) 10/25/39	1,367,556	1,360,019
=Regional Management Issuance Trust 3.88% 10/17/33	1,711,000	1,460,338
•SLM Private Education Loan Trust 9.07% (LIBOR01M + 4.75%) 10/15/41	530,223	568,664
SMB Private Education Loan Trust
2.30% 1/15/53	211,400	180,889
2.99% 1/15/53	1,591,668	1,329,260
3.00% 1/15/53	100,000	89,176
3.86% 1/15/53	854,824	767,761
3.86% 1/15/53	464,148	412,138
		14,624,872
Total Non-Agency Asset-Backed Securities (Cost $18,003,011)		16,987,021
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.54%
United States–0.54%
•Ajax Mortgage Loan Trust
1.74% 12/25/60	1,471,710	1,221,049
2.69% 12/25/60	208,229	149,149
3.73% 12/25/60	137,618	96,339
CSMC Lion 3.95% 2/15/27	802,080	732,446
•J.P. Morgan Mortgage Trust
2.50% 12/25/51	4,478,586	3,600,713
2.50% 2/25/52	1,779,885	1,532,091
2.50% 2/25/52	672,085	440,588
=Mcm Trust 3.00% 8/25/28	758,395	731,306
=πMCM Trust 3.00% 8/25/28	400,776	265,992
=^TVC DSCR 0.00% 2/1/51	1,891,504	1,822,086
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
United States (continued)
=π^TVC DSCR 21-1 0.00% 2/1/51	472,941	$ 462,206
Total Non-Agency Collateralized Mortgage Obligations (Cost $11,915,139)		11,053,965
ΔNON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–2.32%
Bermuda–0.03%
•RIAL Issuer Ltd. 6.57% (TSFR01M + 2.25%) 1/19/37	570,000	560,124
		560,124
Cayman Islands–0.04%
•MF1 Trust 7.71% (TSFR01M + 3.37%) 12/15/34	852,297	811,520
		811,520
United States–2.25%
•1211 Avenue of the Americas Trust 4.14% 8/10/35	508,000	425,414
•Alen Mortgage Trust 7.42% (LIBOR01M + 3.10%) 4/15/34	576,000	460,741
Arbor Multifamily Mortgage Securities Trust 1.75% 5/15/53	224,482	136,816
•BAMLL Commercial Mortgage Securities Trust 5.17% (LIBOR01M + 0.85%) 9/15/34	270,894	265,824
BANK 3.54% 11/15/54	84,029	77,729
•Bayview Commercial Asset Trust
4.90% (LIBOR01M + 0.51%) 10/25/36	14,807	14,018
5.44% (LIBOR01M + 1.05%) 11/25/35	12,768	11,669
•BBCMS Mortgage Trust
5.44% (LIBOR01M + 1.12%) 3/15/37	188,000	158,959
6.94% (LIBOR01M + 2.63%) 8/15/36	225,000	218,263
•Beast Mortgage Trust
A 5.07% (LIBOR01M + 0.75%) 4/15/36	216,000	206,967
5.42% (LIBOR01M + 1.10%) 4/15/36	515,000	482,101
5.67% (LIBOR01M + 1.35%) 4/15/36	637,000	590,046
5.92% (LIBOR01M + 1.60%) 4/15/36	782,000	715,776
6.42% (LIBOR01M + 2.10%) 4/15/36	511,000	464,667
7.22% (LIBOR01M + 2.90%) 4/15/36	487,000	448,004

LVIP BlackRock Global Allocation Fund–25

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
ΔNON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
•Beast Mortgage Trust (continued)
8.12% (LIBOR01M + 3.80%) 4/15/36	550,000	$ 512,292
9.22% (LIBOR01M + 4.90%) 4/15/36	394,000	368,621
Benchmark Mortgage Trust
*• 1.27% 2/15/54	6,175,806	404,956
2.58% 4/15/54	180,000	150,181
•BHMS Mortgage Trust
5.57% (LIBOR01M + 1.25%) 7/15/35	697,744	672,548
6.22% (LIBOR01M + 1.90%) 7/15/35	287,769	273,344
•BOCA Commercial Mortgage Trust 6.11% (TSFR01M + 1.77%) 5/15/39	259,856	255,201
BWAY Mortgage Trust 3.63% 3/10/33	487,544	436,736
BX Commercial Mortgage Trust
2.84% 3/9/44	100,708	81,186
• 5.01% (LIBOR01M + 0.69%) 10/15/38	302,109	290,417
• 5.23% (LIBOR01M + 0.91%) 2/15/33	1,388,665	1,338,522
• A 5.37% (TSFR01M + 1.03%) 10/15/36	254,866	251,368
• 6.47% (LIBOR01M + 2.15%) 2/15/33	814,304	785,461
• 6.49% (LIBOR01M + 2.17%) 10/15/36	631,025	578,638
• 6.56% (LIBOR01M + 2.24%) 10/15/38	1,502,243	1,402,847
• 6.75% (TSFR01M + 2.41%) 10/15/36	948,439	908,207
• 7.10% (TSFR01M + 2.76%) 10/15/36	1,495,965	1,426,240
• 7.12% (LIBOR01M + 2.80%) 5/15/38	1,127,000	1,034,147
• 7.12% (LIBOR01M + 2.80%) 6/15/38	1,689,879	1,569,425
• 7.14% (LIBOR01M + 2.82%) 12/15/38	1,097,100	1,009,441
• 7.70% (TSFR01M + 3.36%) 10/15/37	70,000	64,380
• 8.57% (LIBOR01M + 4.25%) 2/15/33	537,575	518,852
•BX Trust
3.94% 12/9/41	317,000	253,237
3.94% 12/9/41	1,319,000	996,600
6.56% (LIBOR01M + 2.24%) 10/15/36	907,059	823,262
6.57% (LIBOR01M + 2.25%) 1/15/34	356,168	331,271
	Principal Amount°	Value (U.S. $)
ΔNON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
•BX Trust (continued)
7.32% (LIBOR01M + 3.00%) 1/15/34	547,620	$ 503,955
•CAMB Commercial Mortgage Trust 6.47% (LIBOR01M + 2.15%) 12/15/37	260,151	249,109
•CD Mortgage Trust 3.91% 11/13/50	33,602	28,747
Citigroup Commercial Mortgage Trust 4.41% 11/10/51	77,100	73,475
•Cold Storage Trust 5.22% (LIBOR01M + 0.90%) 11/15/37	658,604	640,518
COMM Mortgage Trust 3.53% 12/10/47	149,253	143,040
•Credit Suisse Mortgage Capital Certificates
5.55% (LIBOR01M + 1.23%) 5/15/36	101,000	99,239
5.75% (LIBOR01M + 1.43%) 5/15/36	236,000	230,700
5.92% (LIBOR01M + 1.60%) 5/15/36	668,000	651,331
6.47% (LIBOR01M + 2.15%) 5/15/36	623,000	602,789
6.97% (LIBOR01M + 2.65%) 5/15/36	883,000	844,290
CSAIL Commercial Mortgage Trust
2.56% 3/15/53	1,373,995	1,152,223
• 4.64% 11/15/48	138,170	123,903
CSMC Trust
2.26% 8/15/37	450,146	404,021
• 9.18% (LIBOR01M + 4.86%) 10/15/37	226,000	203,633
•DBGS Mortgage Trust
5.54% (LIBOR01M + 1.30%) 5/15/35	229,024	220,448
6.24% (LIBOR01M + 2.00%) 5/15/35	760,411	716,835
•DBWF Mortgage Trust
5.79% (LIBOR01M + 1.35%) 12/19/30	261,192	250,758
6.19% (LIBOR01M + 1.75%) 12/19/30	228,110	218,428
•ELP Commercial Mortgage Trust 6.99% (LIBOR01M + 2.67%) 11/15/38	649,641	588,814
•Extended Stay America Trust
6.57% (LIBOR01M + 2.25%) 7/15/38	1,359,836	1,302,119
7.17% (LIBOR01M + 2.85%) 7/15/38	946,906	901,988

LVIP BlackRock Global Allocation Fund–26

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
ΔNON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
•GS Mortgage Securities Corp. Trust
A 5.27% (LIBOR01M + 0.95%) 10/15/36	163,892	$ 152,754
5.47% (LIBOR01M + 1.15%) 5/15/26	209,172	196,533
A 6.53% (TSFR01M + 2.19%) 8/15/39	148,848	147,904
7.25% (LIBOR01M + 2.94%) 11/15/36	1,257,875	1,169,117
GS Mortgage Securities Trust 2.73% 5/12/53	515,232	418,315
Independence Plaza Trust 3.91% 7/10/35	242,000	225,181
JP Morgan Chase Commercial Mortgage Securities Trust
• 3.45% 1/5/39	310,000	240,850
4.03% 3/10/52	167,000	154,766
• 6.51% (TSFR01M + 2.18%) 8/15/39	194,000	193,516
• 6.77% (LIBOR01M + 2.45%) 4/15/38	835,000	791,224
• 7.27% (LIBOR01M + 2.95%) 4/15/38	364,000	342,190
•KKR Industrial Portfolio Trust 4.87% (LIBOR01M + 0.55%) 12/15/37	208,199	201,183
•Life Mortgage Trust 6.67% (LIBOR01M + 2.35%) 3/15/38	867,785	819,038
•LUXE Trust 5.37% (LIBOR01M + 1.05%) 10/15/38	61,621	58,928
•Med Trust
A 5.27% (LIBOR01M + 0.95%) 11/15/38	175,000	168,446
8.32% (LIBOR01M + 4.00%) 11/15/38	1,618,456	1,489,146
9.57% (LIBOR01M + 5.25%) 11/15/38	1,734,684	1,568,163
•MHC Commercial Mortgage Trust
6.42% (LIBOR01M + 2.10%) 4/15/38	1,513,296	1,432,538
6.92% (LIBOR01M + 2.60%) 4/15/38	256,281	240,285
•MHP Trust 7.07% (LIBOR01M + 2.75%) 7/15/38	387,313	359,753
Morgan Stanley Bank of America Merrill Lynch Trust
3.72% 12/15/49	131,000	121,948
• 4.33% 5/15/48	75,473	66,914
Morgan Stanley Capital I Trust
2.70% 2/15/53	110,000	93,049
• 4.28% 7/11/40	234,000	207,965
•PKHL Commercial Mortgage Trust 7.67% (LIBOR01M + 3.35%) 7/15/38	218,752	197,434
		Principal Amount°	Value (U.S. $)
ΔNON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
•SREIT Trust
A 5.05% (LIBOR01M + 0.73%) 11/15/38		177,006	$ 170,266
6.94% (LIBOR01M + 2.62%) 11/15/36		420,754	393,439
6.94% (LIBOR01M + 2.62%) 11/15/38		967,617	902,384
•Starwood Trust 6.24% (LIBOR01M + 1.92%) 7/15/36		322,426	302,300
UBS Commercial Mortgage Trust 2.92% 10/15/52		137,681	118,762
•VNDO Trust 3.90% 1/10/35		267,100	221,669
Wells Fargo Commercial Mortgage Trust
*• 1.54% 4/15/54		2,822,539	235,843
*• 1.87% 7/15/53		3,506,132	343,389
• 3.75% 6/15/36		269,000	236,350
• 3.87% 5/15/48		383,992	360,566
• 3.90% 7/15/50		48,308	39,588
• 4.19% 11/15/50		352,708	297,390
			46,243,823
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $49,767,776)			47,615,467
ΔSOVEREIGN BONDS–1.90%
Argentina–0.14%
Argentina Government International Bonds
φ 0.50% 7/9/30		3,813,572	1,028,481
1.00% 7/9/29		397,080	105,408
φ 1.50% 7/9/35		4,657,374	1,181,323
φ 3.88% 1/9/38		572,678	181,157
φ 3.88% 1/9/38		998,945	315,978
			2,812,347
Bahrain–0.01%
Bahrain Government International Bonds 5.45% 9/16/32		200,000	176,446
			176,446
Brazil–0.41%
^Brazil Letras do Tesouro Nacional 0.00% 7/1/24	BRL	53,746,000	8,487,374
			8,487,374
Canada–0.46%
Canada Government Bonds 0.25% 3/1/26	CAD	14,378,000	9,532,529
			9,532,529

LVIP BlackRock Global Allocation Fund–27

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Chile–0.01%
Chile Government International Bonds 4.34% 3/7/42	252,000	$ 212,912
		212,912
Colombia–0.06%
Colombia Government International Bonds
3.13% 4/15/31	506,000	375,560
3.88% 4/25/27	201,000	177,876
4.50% 1/28/26	396,000	372,200
8.00% 4/20/33	234,000	234,584
		1,160,220
Dominican Republic–0.05%
Dominican Republic International Bonds
4.50% 1/30/30	263,000	223,897
4.88% 9/23/32	300,000	249,019
5.50% 2/22/29	200,000	184,022
5.95% 1/25/27	230,000	225,000
6.88% 1/29/26	200,000	201,816
		1,083,754
Egypt–0.01%
Egypt Government International Bonds 8.50% 1/31/47	220,000	146,229
		146,229
Guatemala–0.04%
Guatemala Government Bonds
3.70% 10/7/33	200,000	164,641
4.50% 5/3/26	200,000	192,009
5.25% 8/10/29	200,000	191,980
5.25% 8/10/29	200,000	191,980
		740,610
Hungary–0.02%
Hungary Government International Bonds
5.25% 6/16/29	244,000	233,020
5.38% 3/25/24	246,000	245,729
		478,749
Indonesia–0.03%
Indonesia Government International Bonds 4.65% 9/20/32	440,000	430,248
Perusahaan Penerbit SBSN Indonesia III 4.40% 6/6/27	200,000	197,775
		628,023
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Ivory Coast–0.02%
Ivory Coast Government International Bonds 6.38% 3/3/28		429,000	$ 414,328
			414,328
Mexico–0.03%
Mexico Government International Bonds
2.66% 5/24/31		350,000	282,285
3.75% 1/11/28		226,000	213,294
4.88% 5/19/33		200,000	183,589
			679,168
Nigeria–0.01%
Nigeria Government International Bonds
7.63% 11/28/47		223,000	143,081
8.38% 3/24/29		200,000	165,500
			308,581
Oman–0.03%
Oman Government International Bonds
6.50% 3/8/47		230,000	209,151
6.75% 1/17/48		200,000	187,111
7.00% 1/25/51		200,000	193,000
			589,262
Panama–0.04%
Panama Government International Bonds
3.16% 1/23/30		597,000	513,411
3.88% 3/17/28		449,000	421,904
			935,315
Paraguay–0.03%
Paraguay Government International Bonds
4.95% 4/28/31		200,000	193,276
5.40% 3/30/50		200,000	172,339
5.60% 3/13/48		200,000	174,363
			539,978
Peru–0.03%
Corp. Financiera de Desarrollo SA 4.75% 7/15/25		245,000	235,570
Peruvian Government International Bonds
1.86% 12/1/32		432,000	315,081
2.78% 1/23/31		227,000	187,781
			738,432
Philippines–0.01%
Philippines Government International Bonds 6.38% 1/15/32		133,000	147,413
			147,413
Romania–0.04%
Romania Government International Bonds
2.12% 7/16/31	EUR	141,000	103,599

LVIP BlackRock Global Allocation Fund–28

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Romania (continued)
Romania Government International Bonds (continued)
2.50% 2/8/30	EUR	266,000	$ 219,602
2.88% 3/11/29	EUR	252,000	222,136
5.25% 11/25/27		242,000	232,140
			777,477
Saudi Arabia–0.02%
Saudi Government International Bonds
2.25% 2/2/33		211,000	171,118
4.50% 4/17/30		283,000	280,391
			451,509
Senegal–0.01%
Senegal Government International Bonds 6.25% 5/23/33		200,000	164,800
			164,800
South Africa–0.03%
Republic of South Africa Government International Bonds
5.00% 10/12/46		300,000	209,250
5.88% 4/20/32		200,000	180,000
South Africa Government International Bonds 4.85% 9/30/29		200,000	178,000
			567,250
Spain–0.34%
Spain Government Bonds
2.55% 10/31/32	EUR	4,629,000	4,535,145
3.45% 7/30/66	EUR	2,502,000	2,387,405
			6,922,550
Ukraine–0.01%
**†πUkraine Government International Bonds
7.25% 3/15/35		338,000	59,610
7.75% 9/1/25		200,000	43,950
7.75% 9/1/26		290,000	59,467
			163,027
Uruguay–0.01%
Uruguay Government International Bonds 5.75% 10/28/34		251,000	271,270
			271,270
Total Sovereign Bonds (Cost $42,805,446)			39,129,553
U.S. TREASURY OBLIGATIONS–5.31%
U.S. Treasury Bonds
2.38% 2/15/42		3,129,100	2,389,117
×3.00% 8/15/52		13,497,500	11,120,675
×3.25% 5/15/42		7,972,800	6,989,903
3.38% 8/15/42		4,030,400	3,602,170
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Bonds (continued)
4.00% 11/15/52	2,704,300	$ 2,708,103
U.S. Treasury Inflation Indexed Notes
0.13% 4/15/27	5,589,134	5,208,518
0.50% 4/15/24	18,644,620	18,130,648
0.63% 1/15/24	32,434,517	31,745,444
×0.63% 7/15/32	9,004,329	8,247,215
U.S. Treasury Notes
0.75% 12/31/23	4,355,000	4,186,306
4.00% 12/15/25	14,898,000	14,802,560
Total U.S. Treasury Obligations (Cost $111,440,612)		109,130,659

	Number of Shares
EXCHANGE-TRADED FUNDS–1.46%
Health Care Select Sector SPDR® Fund	21,224	2,883,280
Industrial Select Sector SPDR® Fund	12,712	1,248,446
Invesco DB Agriculture Fund	9,100	183,365
Invesco QQQ Trust Series 1 ETF	15,400	4,100,712
iShares Biotechnology ETF	2,106	276,497
iShares China Large-Cap ETF	85,752	2,426,782
iShares iBoxx High Yield Corporate Bond ETF	39,386	2,899,991
iShares Latin America 40 ETF	39,605	906,558
iShares MSCI Brazil ETF	44,366	1,240,917
iShares MSCI China ETF	16,664	791,540
iShares MSCI Emerging Markets ETF	5,642	213,832
KraneShares Bosera MSCI China A 50 Connect Index ETF	17,642	449,695
KraneShares CSI China Internet ETF	157,137	4,745,537
SPDR® Bloomberg Barclays High Yield Bond ETF	13,631	1,226,790
SPDR® Gold Shares	25,597	4,342,275
United States Oil Fund LP	22,528	1,579,438
VanEck Semiconductor ETF	2,932	595,020
Total Exchange-Traded Funds (Cost $31,511,790)		30,110,675

LVIP BlackRock Global Allocation Fund–29

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–6.93%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 4.12%)	142,306,779	$ 142,306,779
Total Money Market Fund (Cost $142,306,779)		142,306,779

		Principal Amount°
SHORT-TERM INVESTMENTS–14.07%
DISCOUNTED COMMERCIAL PAPER–0.47%
Citibank N.A. 5.00% 9/21/23		3,240,000	3,228,449
Enel Finance America LLC 5.34% 9/6/23		880,000	842,808
General Motors Financial Co., Inc.
4.04% 2/13/23		1,220,000	1,214,317
4.04% 2/14/23		1,220,000	1,214,185
4.04% 2/15/23		1,221,000	1,215,047
GNRL MTRS FINCL CO INC
4.99% 4/4/23		600,000	591,208
4.99% 4/5/23		600,000	591,117
5.81% 4/13/23		750,000	737,994
			9,635,125
SOVEREIGN BONDS–13.60%
≠Japan Treasury Discount Bills
0.01% 1/6/23	JPY	6,985,000,000	53,223,686
0.01% 1/11/23	JPY	2,316,600,000	17,652,142
0.01% 2/20/23	JPY	5,870,350,000	44,740,476
0.01% 2/27/23	JPY	2,652,100,000	20,213,448
0.01% 3/6/23	JPY	18,828,050,000	143,505,839
			279,335,591
Total Short-Term Investments (Cost $273,417,901)			288,970,716

	Notional Amount
OPTIONS PURCHASED–0.44%
Over-The-Counter–0.26%
Call Swaptions–0.04%
1 yr Constant Maturity Swap Pay 0.80%, expiration date 3/16/23, notional amount $49,025,906 MSC	49,025,906	6
10 yr Constant Maturity Swap Receive 2.82%, expiration date 11/7/23, notional amount $5,217,938 GSI	5,217,938	90,084
10 yr Constant Maturity Swap Receive 2.85%, expiration date 11/14/23, notional amount $4,038,938 CITI	4,038,938	200,001
	Notional Amount	Value (U.S. $)
OPTIONS PURCHASED (continued)
Over-The-Counter (continued)
Call Swaptions (continued)
10 yr Constant Maturity Swap Receive 2.90%, expiration date 10/30/23, notional amount $12,576,416 JPMC	12,576,416	$ 236,825
10 yr Constant Maturity Swap Receive 2.97%, expiration date 2/15/23, notional amount $10,571,344 JPMC	10,571,344	17,365
10 yr Constant Maturity Swap Receive 3.05%, expiration date 10/24/23, notional amount $12,576,417 CITI	12,576,417	285,150
CDX.NA.HY.S39.V1, expiration date 1/18/23, notional amount $1,215,000 DB	1,215,000	1,505
		830,936
Put Swaptions–0.20%
1 yr Constant Maturity Swap Pay 1.00%, expiration date 5/2/23, notional amount EUR76,731,282 GSI	76,731,282	2,113,371
1 yr Constant Maturity Swap Pay 2.47%, expiration date 4/3/23, notional amount GBP18,065,380 GSI	18,065,380	458,890
1 yr Constant Maturity Swap Pay 3.75%, expiration date 2/9/23, notional amount $103,477,788 GSI	103,477,788	1,177,054
10 yr Constant Maturity Swap Pay 4.40%, expiration date 10/30/23, notional amount $12,576,416 JPMC	12,576,416	164,670
10 yr Constant Maturity Swap Pay 4.55%, expiration date 10/24/23, notional amount $12,576,417 CITI	12,576,417	137,295
10 yr Constant Maturity Swap Pay 4.82%, expiration date 11/7/23, notional amount $5,217,938 GSI	5,217,938	44,119
CDX.NA.HY.S39.V1, expiration date 1/18/23, notional amount $1,200,000 GSI	1,200,000	1,096
CDX.NA.HY.S39.V1, expiration date 2/15/23, notional amount $1,135,000 BCLY	1,135,000	4,180
CDX.NA.HY.S39.V1, expiration date 1/18/23, notional amount $1,040,000 GSI	1,040,000	1,225

LVIP BlackRock Global Allocation Fund–30

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Notional Amount	Value (U.S. $)
OPTIONS PURCHASED (continued)
Over-The-Counter (continued)
Put Swaptions (continued)
CDX.NA.HY.S39.V1, expiration date 2/15/23, notional amount $1,080,000 DB	1,080,000	$ 5,038
		4,106,938

	Number of Contracts
Put Options–0.01%
EUR vs USD Strike price EUR0.97, expiration date 2/7/23, notional amount EUR8,815,745 MSC	9,088,397	701
Financial Select Sector SPDR Fund Strike price $35, expiration date 1/20/23, notional amount $6,986,000 GSI	199,600	222,718
USD vs MXN Strike price MXN19.5, expiration date 3/7/23, notional amount MXN83,118,769 DB	4,262,501	56,035
		279,454
Call Options–0.01%
EUR vs USD Strike price EUR1.06, expiration date 2/7/23, notional amount EUR9,633,701 MSC	9,088,397	179,961
		5,397,289
Centrally Cleared–0.18%
Call Options–0.14%
Abbott Laboratories Strike price $105, expiration date 1/20/23, notional amount $1,134,000	108	57,456
Abbott Laboratories Strike price $115, expiration date 1/20/23, notional amount $2,208,000	192	9,984
Adobe Strike price $480, expiration date 1/20/23, notional amount $960,000	20	80
Albemarle Strike price $240, expiration date 3/17/23, notional amount $1,176,000	49	52,136
Align Technology Strike price $240, expiration date 1/20/23, notional amount $672,000	28	3,780
Alphabet Strike price $125, expiration date 1/20/23, notional amount $2,250,000	180	180
	Number of Contracts	Value (U.S. $)
Centrally Cleared (continued)
Call Options (continued)
Amazon.com Strike price $90, expiration date 2/17/23, notional amount $1,665,000	185	$ 70,300
Amazon.com Strike price $100, expiration date 2/17/23, notional amount $2,600,000	260	35,880
AstraZeneca Strike price $62.5, expiration date 1/20/23, notional amount $875,000	140	71,820
Booking Holdings Strike price $2,000, expiration date 1/20/23, notional amount $1,200,000	6	43,680
CBOE Volatility Index Strike price $32, expiration date 1/18/23, notional amount $179,200	56	1,904
CF Industries Holdings Strike price $115, expiration date 2/17/23, notional amount $1,426,000	124	3,100
Charter Communications Strike price $370, expiration date 3/17/23, notional amount $1,369,000	37	50,431
ConocoPhillips Strike price $140, expiration date 1/20/23, notional amount $5,362,000	383	5,362
CVS Health Strike price $97.5, expiration date 1/20/23, notional amount $1,238,250	127	5,334
CVS Health Strike price $105, expiration date 1/20/23, notional amount $1,900,500	181	1,086
Dexcom Strike price $100, expiration date 1/20/23, notional amount $1,410,000	141	181,185
Dynatrace Strike price $45, expiration date 1/20/23, notional amount $540,000	120	1,200
Eli Lilly & Co Strike price $380, expiration date 2/17/23, notional amount $2,166,000	57	51,015
Eli Lilly & Co. Strike price $320, expiration date 1/20/23, notional amount $1,248,000	39	185,640
Eli Lilly & Co. Strike price $340, expiration date 1/20/23, notional amount $1,292,000	38	100,510

LVIP BlackRock Global Allocation Fund–31

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Number of Contracts	Value (U.S. $)
Centrally Cleared (continued)
Call Options (continued)
Energy Select Sector SPDR Fund Strike price $87, expiration date 1/20/23, notional amount $1,426,800	164	$ 46,740
Energy Select Sector SPDR Fund Strike price $95, expiration date 1/20/23, notional amount $2,156,500	227	7,945
EOG Resources Strike price $160, expiration date 4/21/23, notional amount $3,584,000	224	57,120
EQT Strike price $40, expiration date 3/17/23, notional amount $1,976,000	494	64,220
EQT Strike price $45, expiration date 1/20/23, notional amount $1,678,500	373	1,492
Exxon Mobil Strike price $120, expiration date 1/20/23, notional amount $4,452,000	371	11,501
Freeport-McMoRan Strike price $35, expiration date 1/20/23, notional amount $1,340,500	383	135,199
Freeport-McMoRan Strike price $42, expiration date 2/17/23, notional amount $1,575,000	375	45,375
Humana Strike price $500, expiration date 1/20/23, notional amount $900,000	18	37,710
Humana Strike price $550, expiration date 1/20/23, notional amount $1,760,000	32	4,160
Intel Strike price $40, expiration date 6/16/23, notional amount $308,000	77	1,155
Intel Strike price $42.5, expiration date 6/16/23, notional amount $204,000	48	480
Intuit Strike price $450, expiration date 1/20/23, notional amount $900,000	20	1,720
Invesco QQQ Trust Series 1 Strike price $292, expiration date 1/6/23, notional amount $13,461,200	461	461
Invesco QQQ Trust Series 1 Strike price $300, expiration date 1/6/23, notional amount $10,410,000	347	347
	Number of Contracts	Value (U.S. $)
Centrally Cleared (continued)
Call Options (continued)
iShares China Large-Cap ETF Strike price $30, expiration date 2/17/23, notional amount $5,124,000	1,708	$ 167,384
iShares China Large-Cap ETF Strike price $31, expiration date 2/17/23, notional amount $5,257,600	1,696	113,632
iShares China Large-Cap ETF Strike price $32, expiration date 3/17/23, notional amount $5,193,600	1,623	113,610
iShares iBoxx High Yield Corporate Bond ETF Strike price $75, expiration date 1/20/23, notional amount $4,725,000	630	20,790
KLA Strike price $400, expiration date 1/20/23, notional amount $1,880,000	47	21,620
Lions Gate Entertainment Strike price $10, expiration date 6/16/23, notional amount $42,000	42	1,050
Lululemon Athletica Strike price $360, expiration date 1/20/23, notional amount $1,656,000	46	7,360
Lululemon Athletica Strike price $390, expiration date 1/20/23, notional amount $1,092,000	28	588
Marathon Oil Strike price $32, expiration date 1/20/23, notional amount $1,254,400	392	2,744
Marathon Oil Strike price $33, expiration date 1/20/23, notional amount $1,145,100	347	1,735
McKesson Strike price $400, expiration date 1/20/23, notional amount $1,520,000	38	6,612
Merck & Co Strike price $95, expiration date 1/20/23, notional amount $1,092,500	115	180,550
Northrop Grumman Strike price $510, expiration date 1/20/23, notional amount $1,581,000	31	123,535
Northrop Grumman Strike price $560, expiration date 1/20/23, notional amount $1,232,000	22	14,784
Otis Worldwide Strike price $85, expiration date 1/20/23, notional amount $1,071,000	126	1,890

LVIP BlackRock Global Allocation Fund–32

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Number of Contracts	Value (U.S. $)
Centrally Cleared (continued)
Call Options (continued)
Ovintiv Strike price $60, expiration date 1/20/23, notional amount $774,000	129	$ 3,483
Pioneer Natural Resources Strike price $260, expiration date 1/20/23, notional amount $3,900,000	150	6,000
Rockwell Automation Strike price $280, expiration date 1/20/23, notional amount $1,652,000	59	6,490
Rockwell Automation Strike price $290, expiration date 4/21/23, notional amount $1,102,000	38	26,790
S&P 500 Index Strike price $4,090, expiration date 1/6/23, notional amount $31,084,000	76	760
Salesforce Strike price $200, expiration date 1/20/23, notional amount $1,320,000	66	66
Salesforce Strike price $210, expiration date 1/20/23, notional amount $1,386,000	66	66
Schlumberger Strike price $55, expiration date 2/17/23, notional amount $1,056,000	192	54,528
Schlumberger Strike price $57.5, expiration date 1/20/23, notional amount $1,127,000	196	15,484
ServiceNow Strike price $550, expiration date 1/20/23, notional amount $1,265,000	23	2,300
Shell Strike price $60, expiration date 4/21/23, notional amount $2,310,000	385	92,400
Shell Strike price $62.5, expiration date 4/21/23, notional amount $1,550,000	248	38,440
SPDR S&P 500 ETF Trust Strike price $410, expiration date 1/13/23, notional amount $8,569,000	209	3,971
SPDR S&P 500 ETF Trust Strike price $415, expiration date 1/20/23, notional amount $24,817,000	598	12,558
SPDR S&P 500 ETF Trust Strike price $430, expiration date 1/20/23, notional amount $11,997,000	279	1,116
	Number of Contracts	Value (U.S. $)
Centrally Cleared (continued)
Call Options (continued)
TE Connectivity Strike price $135, expiration date 1/20/23, notional amount $1,215,000	90	$ 6,750
Tesla Strike price $130, expiration date 3/17/23, notional amount $2,379,000	183	267,180
Tesla Strike price $175, expiration date 4/21/23, notional amount $1,627,500	93	53,568
Valero Energy Strike price $145, expiration date 1/20/23, notional amount $1,798,000	124	4,216
Visa Strike price $210, expiration date 1/20/23, notional amount $1,890,000	90	36,000
Visa Strike price $220, expiration date 3/17/23, notional amount $2,508,000	114	66,918
Visa Strike price $225, expiration date 2/17/23, notional amount $2,092,500	93	24,645
Walt Disney Strike price $120, expiration date 1/20/23, notional amount $1,764,000	147	294
XPO Logistics Strike price $57.5, expiration date 1/20/23, notional amount $483,000	84	1,680
		2,851,275
Put Options–0.04%
AbbVie Strike price $140, expiration date 1/20/23, notional amount $1,428,000	102	1,428
Brandywine Realty Trust Strike price $5, expiration date 4/21/23, notional amount $20,500	41	615
Carnival Strike price $6, expiration date 3/17/23, notional amount $54,600	91	3,003
Carnival Strike price $7, expiration date 2/17/23, notional amount $42,000	60	2,400
Caterpillar Strike price $175, expiration date 2/17/23, notional amount $997,500	57	3,762
ConocoPhillips Strike price $70, expiration date 1/20/23, notional amount $1,092,000	156	1,560

LVIP BlackRock Global Allocation Fund–33

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Number of Contracts	Value (U.S. $)
Centrally Cleared (continued)
Put Options (continued)
Energy Select Sector SPDR Fund Strike price $65, expiration date 1/20/23, notional amount $1,683,500	259	$ 259
Exxon Mobil Strike price $75, expiration date 1/20/23, notional amount $780,000	104	312
First Quantum Minerals Strike price CAD21, expiration date 1/20/23, notional amount CAD102,900	49	760
Ford Motor Strike price $9, expiration date 3/17/23, notional amount $94,500	105	2,310
Ford Motor Strike price $10, expiration date 2/17/23, notional amount $191,000	191	5,539
Hudson Pacific Properties Strike price $7.5, expiration date 3/17/23, notional amount $30,750	41	1,435
Invesco Senior Loan ETF Strike price $19, expiration date 4/21/23, notional amount $349,600	184	2,760
iShares iBoxx $ Investment Grade Corporate Bond ETF Strike price $103.5, expiration date 1/20/23, notional amount $558,900	54	3,306
iShares iBoxx High Yield Corporate Bond ETF Strike price $71, expiration date 1/20/23, notional amount $1,072,100	151	2,567
iShares iBoxx High Yield Corporate Bond ETF Strike price $71, expiration date 2/17/23, notional amount $1,278,000	180	10,800
Office Properties Income Trust Strike price $12.5, expiration date 3/17/23, notional amount $53,750	43	3,010
Owl Rock Capital Strike price $10, expiration date 4/21/23, notional amount $120,000	120	3,600
Pioneer Natural Resources Strike price $210, expiration date 1/20/23, notional amount $945,000	45	9,675
	Number of Contracts	Value (U.S. $)
Centrally Cleared (continued)
Put Options (continued)
Sabre Strike price $5, expiration date 1/20/23, notional amount $40,000	80	$ 480
Sabre Strike price $5, expiration date 2/17/23, notional amount $14,500	29	551
†SoFi Technologies Strike price $4, expiration date 2/17/23, notional amount $14,400	36	792
SPDR S&P 500 ETF Trust Strike price $360, expiration date 1/20/23, notional amount $1,476,000	41	5,453
SPDR S&P Regional Banking ETF Strike price $56, expiration date 1/20/23, notional amount $9,156,000	1,635	80,115
U.S. Treasury 10 yr Notes Strike price $111.5, expiration date 1/27/23, notional amount $1,449,500	13	7,922
U.S. Treasury 10 yr Notes Strike price $113.5, expiration date 1/6/23, notional amount $59,360,500	523	686,437
Valero Energy Strike price $90, expiration date 1/20/23, notional amount $819,000	91	864
Vertiv Holdings Strike price $10, expiration date 3/17/23, notional amount $37,000	37	1,295
Xerox Holdings Strike price $10, expiration date 1/20/23, notional amount $62,000	62	930
Xerox Holdings Strike price $12, expiration date 2/17/23, notional amount $75,600	63	1,904
		845,844
		3,697,119
Total Options Purchased (Cost $11,676,566)		9,094,408

LVIP BlackRock Global Allocation Fund–34

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
TOTAL INVESTMENTS–104.84% (Cost $2,123,857,969)	$2,153,909,169

	Number of Shares	Value (U.S. $)
COMMON STOCKS SOLD SHORT–(0.10)%
United States–(0.04)%
J M Smucker Co.	(5,376)	$ (851,881)
		(851,881)
France–(0.03)%
Pernod Ricard S.A.	(3,388)	(666,403)
		(666,403)
United Kingdom–(0.03)%
Diageo PLC	(14,474)	(638,689)
		(638,689)
Total Common Stocks Sold Short (Proceeds $1,983,686)		(2,156,973)

Notional Amount
OPTIONS WRITTEN–(0.90)%
Over-The-Counter–(0.68)%

Call Swaptions–(0.05)%
1 yr Constant Maturity Swap Receive 0.60%, expiration date 3/16/23, notional amount $(49,025,906) MSC	(49,025,906)	(4)
1 yr Constant Maturity Swap Receive 0.40%, expiration date 3/16/23, notional amount $(49,025,906) MSC	(49,025,906)	(3)
2 yr Constant Maturity Swap Receive 1.40%, expiration date 2/15/23, notional amount $(18,934,926) MSC	(18,934,926)	(3)
2 yr Constant Maturity Swap Receive 3.09%, expiration date 10/24/23, notional amount $(50,305,665) CITI	(50,305,665)	(234,744)
2 yr Constant Maturity Swap Receive 2.95%, expiration date 10/30/23, notional amount $(50,305,666) JPMC	(50,305,666)	(209,355)
2 yr Constant Maturity Swap Receive 3.26%, expiration date 11/7/23, notional amount $(20,871,751) GSI	(20,871,751)	(124,671)
10 yr Constant Maturity Swap Receive 2.75%, expiration date 11/14/23, notional amount $(40,389,376) CITI	(40,389,376)	(147,235)
10 yr Constant Maturity Swap Receive 2.80%, expiration date 5/30/23, notional amount $(21,063,210) JPMC	(21,063,210)	(83,338)
10 yr Constant Maturity Swap Receive 3.30%, expiration date 5/30/23, notional amount $(51,992,766) MSC	(51,992,766)	(95,565)
10 yr Constant Maturity Swap Receive 2.67%, expiration date 2/15/23, notional amount $(10,571,344) JPMC	(10,571,344)	(4,591)
10 yr Constant Maturity Swap Receive 2.50%, expiration date 6/8/23, notional amount $(10,560,421) JPMC	(10,560,421)	(27,130)
10 yr Constant Maturity Swap Receive 2.50%, expiration date 6/14/23, notional amount $(24,920,000) GSI	(24,920,000)	(67,951)
10 yr Constant Maturity Swap Receive 2.40%, expiration date 12/14/23, notional amount $(6,873,000) MSC	(6,873,000)	(73,655)
		(1,068,245)
Put Swaptions–(0.62)%
2 yr Constant Maturity Swap Receive 2.70%, expiration date 2/15/23, notional amount $(18,934,926) MSC	(18,934,926)	(608,055)
1 yr Constant Maturity Swap Receive 2.60%, expiration date 2/15/23, notional amount $(18,934,926) MSC	(18,934,926)	(643,605)
2 yr Constant Maturity Swap Receive 3.27%, expiration date 3/23/23, notional amount $(6,875,774) GSI	(6,875,774)	(231,162)
1 yr Constant Maturity Swap Receive 3.22%, expiration date 4/3/23, notional amount GBP(36,130,761) GSI	(36,130,761)	(608,101)
10 yr Constant Maturity Swap Receive 3.40%, expiration date 4/6/23, notional amount $(4,582,497) MSC	(4,582,497)	(129,657)
10 yr Constant Maturity Swap Receive 3.45%, expiration date 4/18/23, notional amount $(4,499,345) MSC	(4,499,345)	(121,826)
10 yr Constant Maturity Swap Receive 3.75%, expiration date 5/5/23, notional amount $(4,355,184) CITI	(4,355,184)	(76,117)
10 yr Constant Maturity Swap Receive 3.27%, expiration date 3/23/23, notional amount $(12,690,454) DB	(12,690,454)	(426,650)
10 yr Constant Maturity Swap Receive 3.75%, expiration date 5/5/23, notional amount $(8,129,839) BOA	(8,129,839)	(142,087)
10 yr Constant Maturity Swap Receive 3.45%, expiration date 4/18/23, notional amount $(8,313,198) CITI	(8,313,198)	(225,092)
10 yr Constant Maturity Swap Receive 3.40%, expiration date 4/6/23, notional amount $(8,445,324) CITI	(8,445,324)	(238,951)
2 yr Constant Maturity Swap Receive 2.60%, expiration date 2/15/23, notional amount $(34,105,184) CITI	(34,105,184)	(1,159,248)
2 yr Constant Maturity Swap Receive 2.70%, expiration date 2/15/23, notional amount $(34,105,184) CITI	(34,105,184)	(1,095,215)
1 yr Constant Maturity Swap Pay 1.75%, expiration date 5/2/23, notional amount EUR(153,462,565) GSI	(153,462,565)	(3,042,029)
1 yr Constant Maturity Swap Pay 4.40%, expiration date 2/9/23, notional amount $(206,955,576) GSI	(206,955,576)	(1,091,529)
1 yr Constant Maturity Swap Pay 4.50%, expiration date 3/7/23, notional amount $(102,189,000) MSC	(102,189,000)	(476,111)
2 yr Constant Maturity Swap Receive 4.03%, expiration date 3/8/23, notional amount $(103,321,268) GSI	(103,321,268)	(857,355)
LVIP BlackRock Global Allocation Fund–35

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Notional Amount	Value (U.S. $)
Put Swaptions (continued)
2 yr Constant Maturity Swap Pay 5.09%, expiration date 10/24/23, notional amount $(50,305,665) CITI	(50,305,665)	$ (120,808)
2 yr Constant Maturity Swap Pay 4.95%, expiration date 10/30/23, notional amount $(50,305,666) JPMC	(50,305,666)	(143,724)
2 yr Constant Maturity Swap Pay 5.26%, expiration date 11/7/23, notional amount $(20,871,751) GSI	(20,871,751)	(42,140)
10 yr Constant Maturity Swap Receive 4.75%, expiration date 11/14/23, notional amount $(40,389,376) CITI	(40,389,376)	(147,458)
3 yr Constant Maturity Swap Pay 3.36%, expiration date 2/15/23, notional amount EUR(31,821,903) JPMC	(31,821,903)	(153,094)
10 yr Constant Maturity Swap Receive 4.30%, expiration date 5/30/23, notional amount $(21,063,210) JPMC	(21,063,210)	(121,139)
10 yr Constant Maturity Swap Receive 4.80%, expiration date 5/30/23, notional amount $(51,992,766) MSC	(51,992,766)	(136,117)
10 yr Constant Maturity Swap Receive 4.00%, expiration date 6/8/23, notional amount $(21,120,841) JPMC	(21,120,841)	(200,858)
10 yr Constant Maturity Swap Receive 3.90%, expiration date 6/14/23, notional amount $(24,920,000) GSI	(24,920,000)	(280,287)
10 yr Constant Maturity Swap Receive 3.60%, expiration date 12/14/23, notional amount $(6,873,000) MSC	(6,873,000)	(224,941)
		(12,743,356)

	Number of Contracts
Put Options–(0.01)%
EUR vs USD Strike price EUR1.0333, expiration date 2/17/23, notional amount EUR(1,296,704) JPMC	(1,254,915)	(3,301)
Financial Select Sector SPDR Fund Strike price $31, expiration date 1/20/23, notional amount $(6,187,600) GSI	(199,600)	(13,605)
GBP vs USD Strike price GBP1.1888, expiration date 2/17/23, notional amount GBP(1,313,963) JPMC	(1,105,285)	(12,007)
USD vs BRL Strike price BRL5.356, expiration date 2/16/23, notional amount BRL(6,870,307) GSI	(1,282,731)	(38,461)
USD vs HUF Strike price HUF393.57, expiration date 2/16/23, notional amount HUF(501,433,762) UBS	(1,274,065)	(69,179)
USD vs MXN Strike price MXN18.75, expiration date 3/07/23, notional amount MXN(79,921,894) DB	(4,262,501)	(10,546)
USD vs MXN Strike price MXN19.4606, expiration date 2/16/23, notional amount MXN(50,041,181) HSBC	(2,571,410)	(27,167)
		(174,266)
Call Options–(0.00)%
EUR vs USD Strike price EUR1.09, expiration date 2/07/23, notional amount EUR(9,906,353) MSC	(9,088,397)	(48,536)
USD vs CNH Strike price CNH7.1251, expiration date 2/16/23, notional amount CNH(9,360,137) CITI	(1,313,685)	(3,154)
USD vs MXN Strike price MXN21, expiration date 3/07/23, notional amount MXN(89,512,521) DB	(4,262,501)	(19,228)
USD vs TWD Strike price TWD31.13, expiration date 2/16/23, notional amount TWD(40,955,281) JPMC	(1,315,621)	(4,984)
		(75,902)
		(14,061,769)
Centrally Cleared–(0.22)%
Put Options–(0.15)%
Abbott Laboratories Strike price $90, expiration date 1/20/23, notional amount $(972,000)	(108)	(1,080)
Abbott Laboratories Strike price $95, expiration date 1/20/23, notional amount $(1,824,000)	(192)	(3,072)
Adobe Strike price $400, expiration date 1/20/23, notional amount $(800,000)	(20)	(127,700)
Albemarle Strike price $180, expiration date 3/17/23, notional amount $(882,000)	(49)	(30,625)
Align Technology Strike price $180, expiration date 1/20/23, notional amount $(504,000)	(28)	(5,180)
Alphabet Strike price $80, expiration date 1/20/23, notional amount $(1,920,000)	(240)	(12,720)
Alphabet Strike price $100, expiration date 1/20/23, notional amount $(1,800,000)	(180)	(204,120)
Amazon.com Strike price $70, expiration date 2/17/23, notional amount $(1,295,000)	(185)	(28,860)
Amazon.com Strike price $75, expiration date 2/17/23, notional amount $(1,950,000)	(260)	(68,120)
Booking Holdings Strike price $1,700, expiration date 1/20/23, notional amount $(1,020,000)	(6)	(3,390)
CF Industries Holdings Strike price $90, expiration date 2/17/23, notional amount $(1,116,000)	(124)	(108,500)
Charter Communications Strike price $290, expiration date 3/17/23, notional amount $(1,073,000)	(37)	(34,225)
Comcast Strike price $30, expiration date 1/20/23, notional amount $(1,146,000)	(382)	(4,202)
ConocoPhillips Strike price $115, expiration date 1/20/23, notional amount $(1,104,000)	(96)	(26,304)
CVS Health Strike price $95, expiration date 1/20/23, notional amount $(1,719,500)	(181)	(61,540)
Dynatrace Strike price $35, expiration date 1/20/23, notional amount $(420,000)	(120)	(6,000)
Eli Lilly & Co Strike price $310, expiration date 2/17/23, notional amount $(1,767,000)	(57)	(12,597)
Eli Lilly & Co. Strike price $260, expiration date 1/20/23, notional amount $(1,014,000)	(39)	(195)
Energy Select Sector SPDR Fund Strike price $80, expiration date 1/20/23, notional amount $(1,816,000)	(227)	(11,123)
LVIP BlackRock Global Allocation Fund–36

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Number of Contracts	Value (U.S. $)
Centrally Cleared (continued)
Put Options (continued)
EOG Resources Strike price $115, expiration date 4/21/23, notional amount $(2,576,000)	(224)	$ (127,680)
EQT Strike price $30, expiration date 3/17/23, notional amount $(741,000)	(247)	(44,954)
EQT Strike price $34, expiration date 1/20/23, notional amount $(846,600)	(249)	(47,310)
Exxon Mobil Strike price $100, expiration date 1/20/23, notional amount $(940,000)	(94)	(4,418)
First Quantum Minerals Strike price CAD16, expiration date 1/20/23, notional amount CAD(78,400)	(49)	(615)
Freeport-McMoRan Strike price $32, expiration date 2/17/23, notional amount $(1,200,000)	(375)	(28,125)
Intuit Strike price $370, expiration date 1/20/23, notional amount $(740,000)	(20)	(18,600)
Invesco QQQ Trust Series 1 Strike price $265, expiration date 1/20/23, notional amount $(12,667,000)	(478)	(276,762)
Invesco QQQ Trust Series 1 Strike price $270, expiration date 1/06/23, notional amount $(4,671,000)	(173)	(93,074)
iShares iBoxx $ Investment Grade Corporate Bond ETF Strike price $101, expiration date 1/20/23, notional amount $(545,400)	(54)	(945)
iShares Semiconductor ETF Strike price $290, expiration date 3/17/23, notional amount $(928,000)	(32)	(19,232)
KLA Strike price $330, expiration date 1/20/23, notional amount $(1,551,000)	(47)	(10,669)
Lululemon Athletica Strike price $310, expiration date 1/20/23, notional amount $(868,000)	(28)	(22,344)
Marathon Oil Strike price $25, expiration date 1/20/23, notional amount $(1,600,000)	(640)	(26,240)
McKesson Strike price $360, expiration date 1/20/23, notional amount $(1,332,000)	(37)	(13,043)
Micron Technology Strike price $47.5, expiration date 1/20/23, notional amount $(1,700,500)	(358)	(37,948)
Northrop Grumman Strike price $480, expiration date 1/20/23, notional amount $(1,056,000)	(22)	(5,885)
Otis Worldwide Strike price $65, expiration date 1/20/23, notional amount $(819,000)	(126)	(1,260)
Ovintiv Strike price $45, expiration date 1/20/23, notional amount $(580,500)	(129)	(9,030)
Pioneer Natural Resources Strike price $215, expiration date 1/20/23, notional amount $(795,500)	(37)	(10,582)
Rockwell Automation Strike price $220, expiration date 4/21/23, notional amount $(836,000)	(38)	(22,420)
Rockwell Automation Strike price $240, expiration date 1/20/23, notional amount $(1,416,000)	(59)	(12,508)
Salesforce Strike price $160, expiration date 1/20/23, notional amount $(2,112,000)	(132)	(374,880)
Schlumberger Strike price $42.5, expiration date 2/17/23, notional amount $(527,000)	(124)	(5,952)
Schlumberger Strike price $47.5, expiration date 1/20/23, notional amount $(931,000)	(196)	(9,408)
ServiceNow Strike price $450, expiration date 1/20/23, notional amount $(1,035,000)	(23)	(146,740)
Shell Strike price $50, expiration date 4/21/23, notional amount $(1,925,000)	(385)	(51,012)
Shell Strike price $52.5, expiration date 4/21/23, notional amount $(1,302,000)	(248)	(48,360)
SPDR S&P 500 ETF Trust Strike price $340, expiration date 1/20/23, notional amount $(1,394,000)	(41)	(1,353)
SPDR S&P Regional Banking ETF Strike price $52, expiration date 1/20/23, notional amount $(8,502,000)	(1,635)	(13,080)
TE Connectivity Strike price $110, expiration date 1/20/23, notional amount $(990,000)	(90)	(13,050)
Tesla Strike price $80, expiration date 3/17/23, notional amount $(1,464,000)	(183)	(58,377)
Tesla Strike price $108.33, expiration date 4/21/23, notional amount $(1,007,469)	(93)	(118,761)
U.S. Treasury 10 yr Notes Strike price $112, expiration date 1/06/23, notional amount $(87,920,000)	(785)	(269,844)
Valero Energy Strike price $115, expiration date 1/20/23, notional amount $(713,000)	(62)	(7,254)
Visa Strike price $180, expiration date 1/20/23, notional amount $(1,620,000)	(90)	(2,610)
Visa Strike price $185, expiration date 2/17/23, notional amount $(999,000)	(54)	(12,906)
Visa Strike price $185, expiration date 3/17/23, notional amount $(2,109,000)	(114)	(39,900)
Walt Disney Strike price $80, expiration date 1/20/23, notional amount $(784,000)	(98)	(7,742)
Walt Disney Strike price $80, expiration date 2/17/23, notional amount $(784,000)	(98)	(24,892)
Walt Disney Strike price $85, expiration date 1/20/23, notional amount $(1,181,500)	(139)	(28,634)
Walt Disney Strike price $100, expiration date 1/20/23, notional amount $(1,470,000)	(147)	(202,860)
XPO Logistics Strike price $45, expiration date 1/20/23, notional amount $(378,000)	(84)	(99,540)
		(3,120,352)
Call Options–(0.07)%
AbbVie Strike price $165, expiration date 1/20/23, notional amount $(1,683,000)	(102)	(16,116)
Air Products and Chemicals Strike price $310, expiration date 1/20/23, notional amount $(2,356,000)	(76)	(43,016)
Albemarle Strike price $370, expiration date 1/20/23, notional amount $(1,221,000)	(33)	(990)
Amazon.com Strike price $110, expiration date 1/20/23, notional amount $(2,035,000)	(185)	(925)
Apple Strike price $160, expiration date 1/20/23, notional amount $(2,336,000)	(146)	(438)
Archer-Daniels-Midland Strike price $110, expiration date 1/20/23, notional amount $(1,738,000)	(158)	(790)
CBOE Volatility Index Strike price $40, expiration date 1/18/23, notional amount $(224,000)	(56)	(896)
LVIP BlackRock Global Allocation Fund–37

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Number of Contracts	Value (U.S. $)
Centrally Cleared (continued)
Call Options (continued)
CF Industries Holdings Strike price $125, expiration date 1/20/23, notional amount $(1,587,500)	(127)	$ (635)
CF Industries Holdings Strike price $130, expiration date 2/17/23, notional amount $(1,612,000)	(124)	(1,240)
Eli Lilly & Co Strike price $430, expiration date 1/20/23, notional amount $(1,634,000)	(38)	(2,850)
Energy Select Sector SPDR Fund Strike price $97, expiration date 1/20/23, notional amount $(1,590,800)	(164)	(2,952)
EOG Resources Strike price $180, expiration date 4/21/23, notional amount $(4,032,000)	(224)	(18,480)
EQT Strike price $45, expiration date 3/17/23, notional amount $(2,223,000)	(494)	(27,170)
EQT Strike price $46, expiration date 3/17/23, notional amount $(1,136,200)	(247)	(11,115)
Exxon Mobil Strike price $95, expiration date 1/20/23, notional amount $(1,976,000)	(208)	(325,520)
Exxon Mobil Strike price $130, expiration date 1/20/23, notional amount $(4,823,000)	(371)	(742)
Freeport-McMoRan Strike price $45, expiration date 1/20/23, notional amount $(2,587,500)	(575)	(5,175)
Freeport-McMoRan Strike price $48, expiration date 2/17/23, notional amount $(1,800,000)	(375)	(10,500)
Humana Strike price $580, expiration date 2/17/23, notional amount $(2,146,000)	(37)	(10,286)
Humana Strike price $640, expiration date 1/20/23, notional amount $(1,152,000)	(18)	(180)
Intuitive Surgical Strike price $290, expiration date 1/20/23, notional amount $(1,015,000)	(35)	(4,550)
Invesco QQQ Trust Series 1 Strike price $312, expiration date 1/06/23, notional amount $(14,383,200)	(461)	(461)
Invesco QQQ Trust Series 1 Strike price $320, expiration date 1/06/23, notional amount $(11,104,000)	(347)	(347)
iShares China Large-Cap ETF Strike price $34, expiration date 2/17/23, notional amount $(5,807,200)	(1,708)	(35,868)
iShares China Large-Cap ETF Strike price $35, expiration date 2/17/23, notional amount $(5,936,000)	(1,696)	(22,048)
iShares China Large-Cap ETF Strike price $37, expiration date 3/17/23, notional amount $(6,005,100)	(1,623)	(24,345)
iShares iBoxx High Yield Corporate Bond ETF Strike price $78, expiration date 1/20/23, notional amount $(4,914,000)	(630)	(630)
Lululemon Athletica Strike price $420, expiration date 1/20/23, notional amount $(1,176,000)	(28)	(112)
Merck & Co. Strike price $100, expiration date 1/20/23, notional amount $(1,770,000)	(177)	(202,134)
Microsoft Strike price $265, expiration date 1/20/23, notional amount $(2,358,500)	(89)	(4,094)
Northrop Grumman Strike price $550, expiration date 1/20/23, notional amount $(1,705,000)	(31)	(33,635)
Pioneer Natural Resources Strike price $275, expiration date 1/20/23, notional amount $(4,125,000)	(150)	(22,500)
S&P 500 Index Strike price $4,350, expiration date 2/17/23, notional amount $(33,060,000)	(76)	(22,800)
Schlumberger Strike price $60, expiration date 1/20/23, notional amount $(714,000)	(119)	(4,522)
Schlumberger Strike price $60, expiration date 2/17/23, notional amount $(1,152,000)	(192)	(23,424)
Shell Strike price $70, expiration date 4/21/23, notional amount $(3,535,000)	(505)	(20,200)
SPDR S&P 500 ETF Trust Strike price $420, expiration date 12/15/23, notional amount $(2,772,000)	(66)	(135,300)
SPDR S&P 500 ETF Trust Strike price $435, expiration date 1/20/23, notional amount $(13,006,500)	(299)	(1,196)
Tesla Strike price $170, expiration date 3/17/23, notional amount $(3,111,000)	(183)	(76,860)
Tesla Strike price $208.33, expiration date 4/21/23, notional amount $(1,937,469)	(93)	(22,785)
TJX Companies Strike price $80, expiration date 1/20/23, notional amount $(1,216,000)	(152)	(27,512)
United Parcel Service Strike price $195, expiration date 1/20/23, notional amount $(1,852,500)	(95)	(1,520)
UnitedHealth Group Strike price $580, expiration date 1/20/23, notional amount $(2,320,000)	(40)	(2,760)
Valero Energy Strike price $120, expiration date 1/20/23, notional amount $(2,184,000)	(182)	(165,438)
Valero Energy Strike price $155, expiration date 1/20/23, notional amount $(1,922,000)	(124)	(1,240)
Visa Strike price $240, expiration date 2/17/23, notional amount $(2,232,000)	(93)	(5,766)
Visa Strike price $245, expiration date 3/17/23, notional amount $(2,793,000)	(114)	(11,229)
Walt Disney Strike price $105, expiration date 1/20/23, notional amount $(1,459,500)	(139)	(1,112)
		(1,354,404)
		(4,474,756)
Total Options Written (Premiums received $(11,757,761))		(18,536,525)

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(3.84%)	(78,808,547)
NET ASSETS APPLICABLE TO 197,653,605 SHARES OUTSTANDING–100.00%	$2,054,407,124

LVIP BlackRock Global Allocation Fund–38

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)

Δ Securities have been classified by country of origin.
** Security is in default
φ Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2022.
✠ All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
Ω Settlement from substitution transaction pending conclusion.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2022. Rate will reset at a future date.
@ PIK. 100% of the income received was in the form of additional par.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
× Fully or partially pledged as collateral for derivatives.
* Interest only security. An interest only security is the interest only portion of a fixed income security which is sold separately from the principal portion of the security.
‡ Non-income producing security. Security is currently in default. No interest income is being accrued during the bankruptcy proceedings.
° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
✧✧ Units consist of 1 share of common stock and 1/3 warrant.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 4 in "Notes to Consolidated Financial Statements."
† Non-income producing.
^ Zero coupon security. The rate shown is the yield at the time of purchase.
≠ The rate shown is the effective yield at the time of purchase.
[1] Units consist of 1 share of common stock and 1 warrant.
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, or have certain restrictions on resale which may limit their liquidity. At December 31, 2022, the aggregate value of restricted securities was $54,915,865, which represented 2.67% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Restricted Securities
Investment	Date of Acquisition/In-kind Transfer	Cost	Value
10x Future Technologies Holdng	6/6/2022	$ 966,416	$ 511,294
Breeze Aviation Group, Inc. Series B	6/6/2022	814,265	569,670
Bytedance Ltd. Series E	6/6/2022	3,886,481	3,869,831
Caresyntax, Inc.	6/6/2022	240,886	161,631
CML ST Regis Aspen	6/6/2022	1,185,696	1,150,502
CML Trigrams	6/6/2022	1,946,103	1,931,588
Cypher Bidco	6/6/2022	1,517,390	1,470,564
Databricks, Inc. Series F	6/6/2022	3,699,435	3,096,441
Databricks, Inc. Series G	6/6/2022	1,010,938	846,159
Dream Finders Homes, Inc.	6/6/2022	2,327,696	2,195,201
Epic Games, Inc.	6/6/2022	2,952,750	2,183,860
LVIP BlackRock Global Allocation Fund–39

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
Restricted Securities (continued)
Investment	Date of Acquisition/In-kind Transfer	Cost	Value
Exo Imaging, Inc. Series C	6/6/2022	$ 407,022	$ 305,526
Fanatics Holdings, Inc.	6/6/2022	2,573,239	2,889,204
Farmers Business Network, Inc. Series F	6/6/2022	1,092,852	977,318
Farmers Business Network, Inc. Series G	6/6/2022	165,273	147,800
Freed Co. Ltd.	6/6/2022	1,042,175	1,023,391
Galaxy Universal LLC	6/6/2022	1,330,077	1,323,655
GM Cruise Holdings LLC Class G	6/6/2022	542,495	397,626
Grand Rounds, Inc.	4/29/2019	1,804,027	1,169,604
Green Plains Operating Co. LLC	6/6/2022	996,051	987,797
Jawbone, Inc.	4/29/2019	0	0
Jumpcloud, Inc. Series E-1	6/6/2022	2,531,915	1,755,133
Jumpcloud, Inc. Series F	6/6/2022	166,530	115,439
Lesson Nine GmbH Series B	6/6/2022	514,311	688,982
Loadsmart, Inc. Series C	6/6/2022	1,759,432	1,372,511
Loadsmart, Inc. Series D	6/6/2022	155,855	121,581
Lookout, Inc.	4/29/2019	153,118	89,239
Lookout, Inc. Series F	4/29/2019	2,322,271	1,573,816
LUKOIL PJSC	10/31/2018	11,802	0
Luxembourg Life Fund	6/6/2022	882,391	882,329
Luxembourg Life Fund	6/6/2022	1,052,273	1,052,696
Magnit PJSC	8/4/2022	9,656	0
Magnit PJSC GDR	6/14/2019	35	0
MCM Trust Series 2006-4	6/6/2022	277,434	265,992
Mercia A-1	6/6/2022	1,777,721	1,701,912
Mercia A-2	6/6/2022	861,748	825,000
Mercia B-1	6/6/2022	100,093	95,825
MMC Norilsk Nickel PJSC	10/31/2018	8,399	0
Mntn Digital Series D	6/6/2022	377,132	200,026
Mythic AL, Inc. Series C	6/6/2022	391,278	15,075
Neon Pagamentos SA	6/6/2022	1,403,856	1,555,287
Noodle Partners, Inc. Series C	6/6/2022	424,113	425,502
Novatek PJSC GDR	2/17/2021	6,347	0
Oafit A Note Upsize	6/6/2022	87,559	81,791
Oafit A Note Upsize	6/6/2022	466,384	434,616
Oceana Australian Fixed Income Trust	6/6/2022	321,578	301,058
Oceana Australian Fixed Income Trust	6/6/2022	616,821	574,738
OpenDoor	6/6/2022	1,721,106	1,650,586
OVG Business Services LLC	6/6/2022	685,769	655,605
Profrac Services LLC	6/6/2022	375,103	390,832
PsiQuantum Corp. Series D	6/6/2022	379,300	375,458
Quintis Australia Pty. Ltd.	4/29/2019	967,514	0
Relativity Space, Inc. Series E	6/6/2022	555,650	481,155
Salt Pay Co. Ltd. Series C	6/6/2022	465,535	311,613
SambaNova Systems, Inc. Series C	6/6/2022	1,364,826	1,068,600
SambaNova Systems, Inc. Series D	6/6/2022	434,237	339,989
Sheraton Austin	6/6/2022	1,330,340	1,291,533
Snorkel AI, Inc. Series B	6/6/2022	41,487	31,762
Snorkel AI, Inc. Series C	6/6/2022	148,614	113,778
Sonder Corp.	6/6/2022	1,273,538	1,228,829
Starwood Property Trust, Inc.	6/6/2022	1,390,751	1,345,372
LVIP BlackRock Global Allocation Fund–40

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
Restricted Securities (continued)
Investment	Date of Acquisition/In-kind Transfer	Cost	Value
TVC DSCR 21-1	6/6/2022	$ 578,502	$ 462,206
Ukraine Government International Bonds	9/15/2022	69,369	59,610
Ukraine Government International Bonds	9/1/2022	49,707	43,950
Ukraine Government International Bonds	9/1/2022	68,505	59,467
Ursa Major Technologies, Inc.	6/6/2022	470,678	682,844
Verge Genomics Series B	6/6/2022	513,271	511,110
Vita Global FinCo Ltd.	6/6/2022	668,506	641,427
Vita Global FinCo Ltd.	6/6/2022	477,132	443,522
Volta Series C	6/6/2022	174,273	225,039
Zero Mass Water, Inc. Series C-1	6/6/2022	1,583,070	1,164,368
Total		$62,968,102	$54,915,865

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at December 31, 2022:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BCLY	AUD	50,022,601	USD	(33,799,171)	2/16/23	$ 323,986	$ —
BCLY	CHF	34,220,357	USD	(37,344,199)	3/15/23	—	(29,889)
BNP	MXN	84,051,734	USD	(4,264,204)	1/20/23	32,002	—
BNP	PLN	4,792,325	USD	(1,055,786)	3/2/23	32,260	—
BOA	BRL	16,871,238	USD	(3,155,862)	3/15/23	—	(5,745)
BOA	JPY	(6,985,000,000)	USD	49,823,123	1/6/23	—	(3,443,432)
BOA	JPY	(5,870,350,000)	USD	42,500,579	2/21/23	—	(2,538,335)
BOA	JPY	(1,515,500,000)	USD	11,063,766	2/27/23	—	(572,571)
CITI	BRL	12,773,759	USD	(2,339,461)	3/2/23	51,824	—
CITI	CNH	(9,360,663)	USD	1,313,685	2/21/23	—	(44,383)
CITI	IDR	35,079,703,360	USD	(2,267,009)	1/12/23	—	(11,539)
CITI	INR	(559,491,456)	USD	6,744,518	3/15/23	17,233	—
CITI	KRW	10,836,355,110	USD	(8,070,871)	2/17/23	542,198	—
CITI	MXN	63,066,904	USD	(3,155,862)	3/15/23	36,167	—
DB	BRL	31,352,003	USD	(5,771,724)	3/15/23	82,172	—
DB	CHF	(9,099,936)	USD	9,727,433	2/16/23	—	(165,135)
DB	DKK	56,456,804	USD	(8,134,537)	3/15/23	39,721	—
DB	GBP	5,542,171	USD	(6,751,631)	3/15/23	—	(38,865)
DB	NOK	97,300,103	USD	(9,727,433)	2/16/23	223,983	—
DB	SEK	(31,794,852)	USD	3,131,017	3/15/23	70,842	—
GSI	BRL	6,931,237	USD	(1,282,731)	2/22/23	17,104	—
GSI	HUF	847,931,649	USD	(2,097,115)	3/2/23	136,228	—
HSBC	CAD	20,708,471	USD	(15,083,688)	1/20/23	212,118	—
HSBC	CNH	(156,947,877)	USD	22,595,433	3/15/23	—	(215,681)
HSBC	EUR	(13,678,726)	USD	13,402,649	1/20/23	—	(1,260,950)
HSBC	HKD	(149,168,721)	USD	19,073,464	2/16/23	—	(55,944)
HSBC	JPY	(2,316,600,000)	USD	16,215,608	1/11/23	—	(1,462,740)
HSBC	JPY	2,000,144,351	USD	(13,402,649)	1/20/23	1,880,047	—
HSBC	JPY	18,905,364,437	USD	(139,652,847)	3/15/23	5,874,231	—
HSBC	MXN	50,840,633	USD	(2,571,410)	2/21/23	12,743	—
HSBC	NOK	(49,655,454)	USD	4,713,290	1/20/23	—	(359,632)
HSBC	SGD	5,601,930	USD	(4,165,874)	3/15/23	21,682	—
HSBC	ZAR	52,927,571	USD	(3,041,295)	3/15/23	53,748	—
JPMC	EUR	(1,254,915)	USD	1,296,001	2/21/23	—	(52,094)
JPMC	EUR	(105,235)	USD	112,619	3/15/23	—	(615)
JPMC	GBP	(1,105,285)	USD	1,308,989	2/21/23	—	(29,012)
JPMC	JPY	(13,043,750,000)	USD	96,515,990	3/6/23	—	(3,761,385)
JPMC	TWD	(40,665,845)	USD	1,315,621	2/21/23	—	(14,741)
MSC	EUR	(4,195,575)	USD	4,468,989	3/15/23	—	(45,506)
LVIP BlackRock Global Allocation Fund–41

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
Foreign Currency Exchange Contracts1 (continued)
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
MSC	GBP	3,615,979	USD	(4,468,989)	3/15/23	$ —	$ (89,257)
MSC	JPY	(1,136,600,000)	USD	8,289,266	2/27/23	—	(437,795)
MSC	JPY	(405,545,235)	USD	3,089,517	3/15/23	—	(32,233)
MSC	NZD	1,908,744	USD	(1,238,517)	3/15/23	—	(25,680)
MSC	PLN	9,520,359	USD	(2,118,023)	3/2/23	43,474	—
UBS	EUR	3,951,000	USD	(3,920,621)	1/20/23	314,853	—
UBS	EUR	105,174,715	USD	(112,277,689)	3/15/23	891,703	—
UBS	HUF	518,353,345	USD	(1,274,065)	2/21/23	95,148	—
UBS	JPY	(5,784,300,000)	USD	42,899,131	3/6/23	—	(1,569,248)
UBS	MXN	209,204,645	USD	(10,273,696)	1/20/23	419,558	—
Total Foreign Currency Exchange Contracts						$11,425,025	$(16,262,407)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
151	3 Month SONIA	$ 43,515,705	$ 43,332,973	9/19/23	$ 182,732	$ —
358	Australia 10 yr Bonds	28,196,700	29,658,934	3/15/23	—	(1,462,234)
75	Euro-BOBL	9,292,840	9,582,724	3/8/23	—	(289,884)
(72)	Euro-BTP	(8,394,722)	(9,045,855)	3/8/23	651,133	—
436	Euro-Bund	62,040,555	65,771,295	3/8/23	—	(3,730,740)
(9)	Euro-Buxl	(1,302,908)	(1,567,066)	3/8/23	264,158	—
16	Euro-O.A.T.	2,180,291	2,306,189	3/8/23	—	(125,898)
(113)	Euro-Schatz	(12,751,687)	(12,890,094)	3/8/23	138,407	—
(17)	Japan 10 yr Bonds (OSE)	(18,841,969)	(19,189,341)	3/13/23	347,372	—
(25)	Long Gilt	(3,019,353)	(3,208,845)	3/29/23	189,492	—
99	U.S. Treasury 10 yr Notes	11,117,391	11,350,019	3/22/23	—	(232,628)
(1,922)	U.S. Treasury 10 yr Ultra Notes	(227,336,563)	(228,937,932)	3/22/23	1,601,369	—
830	U.S. Treasury 2 yr Notes	170,214,845	170,306,144	3/31/23	—	(91,299)
29	U.S. Treasury Long Bonds	3,634,969	3,632,500	3/22/23	2,469	—
228	U.S. Treasury Note	24,607,969	24,863,906	3/31/23	—	(255,937)
381	U.S. Treasury Ultra Bonds	51,173,062	51,370,958	3/22/23	—	(197,896)
					3,377,132	(6,386,516)
Equity Contracts:
1	DAX Index	374,336	392,617	3/17/23	—	(18,281)
23	E-mini MSCI Emerging Markets Index	1,103,310	1,138,517	3/17/23	—	(35,207)
(62)	E-mini NASDAQ 100	(13,667,590)	(14,673,339)	3/17/23	1,005,749	—
16	E-mini Russell 2000 Index	1,416,720	1,467,365	3/17/23	—	(50,645)
(77)	E-mini S&P 500 Index	(14,864,850)	(14,949,948)	3/17/23	85,098	—
(189)	Euro STOXX 50 Index	(7,657,621)	(8,092,968)	3/17/23	435,347	—
(17)	FTSE 100 Index	(1,534,424)	(1,547,229)	3/17/23	12,805	—
4	S&P / TSX 60 Index	691,226	715,867	3/16/23	—	(24,641)
134	SGX Nifty 50 Index	4,883,764	4,849,272	1/25/23	34,492	—
(2)	SPI 200 Index	(238,025)	(242,345)	3/16/23	4,320	—
1	Yen Denominated Nikkei 225 Index	98,046	105,737	3/9/23	—	(7,691)
					1,577,811	(136,465)
Total Futures Contracts					$4,954,943	$(6,522,981)
LVIP BlackRock Global Allocation Fund–42

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
Swap Contracts1
Credit Default Swap (CDS) Contracts
Reference Obligation/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared:
Protection Purchased
AVIS Budget Group 4.75 - 04/01/2028- Quarterly	431,000	(5.00%)	12/20/26	$(16,678)	$(49,393)	$32,715	$—
ITRAXX.XO.38- Quarterly[4]	EUR 562,473	(5.00%)	12/20/27	(7,006)	(9,412)	2,406	—
					(58,805)	35,121	—
Protection Sold
CDX.NA.HY.37- Quarterly[5]	768,419	(5.00%)	12/20/26	28,136	16,787	11,349	—
CDX.NA.HY.39- Quarterly[5]	1,075,294	(5.00%)	12/20/27	8,055	(43,867)	51,922	—
CDX.NA.IG.39- Quarterly[6]	5,261,984	(1.00%)	12/20/27	43,692	8,133	35,559	—
ITRAXX.XO.36- Quarterly[4]	EUR 288,804	(5.00%)	12/20/26	9,154	(32,933)	42,087	—
					(51,880)	140,917	—

Counterparty/ Reference Obligation/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
Over-The-Counter:
Protection Purchased
BCLY Bombardier, Inc. 7.45 - 05/01/2034 - Quarterly	323,216	(5.00%)	6/20/23	$(4,976)	$8,494	$—	$(13,470)
BNP BorgWarner, Inc. 3.38 - 03/15/2025 - Quarterly	45,000	(1.00%)	12/20/27	(260)	622	—	(882)
MSC Ford Motor Co. - Quarterly	60,000	(5.00%)	12/20/27	(3,297)	(1,551)	—	(1,746)
CITI Ford Motor Co. 4.35 - 12/08/2026 - Quarterly	30,000	(5.00%)	6/20/27	(1,663)	(1,309)	—	(354)
GSI General Electric Co. 6.75 - 03/15/2032 -Quarterly	107,914	(1.00%)	6/20/27	(232)	2,030	—	(2,262)
MSC General Electric Co. 6.75 - 03/15/2032 -Quarterly	107,914	(1.00%)	6/20/27	(232)	2,030	—	(2,262)
MSC General Electric Co. 6.75 - 03/15/2032 -Quarterly	144,172	(1.00%)	6/20/27	(310)	2,544	—	(2,854)
GSI Pitney Bowes, Inc. 4.63 - 03/15/2025 - Quarterly	40,000	(1.00%)	6/20/24	2,921	3,945	—	(1,024)
BCLY Pitney Bowes, Inc. 4.63 - 03/15/2025 - Quarterly	50,000	(1.00%)	6/20/24	3,652	4,928	—	(1,276)
GSI Pitney Bowes, Inc. 4.63 - 03/15/2025 - Quarterly	85,000	(1.00%)	6/20/25	11,373	21,975	—	(10,602)
BCLY Staples, Inc. 10.75 - 04/15/2027 - Quarterly	85,000	(5.00%)	6/20/24	5,254	7,331	—	(2,077)
					51,039	—	(38,809)
Total CDS Contracts					$(59,646)	$176,038	$(38,809)
LVIP BlackRock Global Allocation Fund–43

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
Swap Contract1
Inflation Swap Contract
	Notional Amount[3]	Fixed Interest Rate Paid (Received)	Termination Date	Value	Unrealized Depreciation[2]
Centrally Cleared:
Pay amounts based on Inflation EU-CPI-U Index and receive fixed rate coupon at maturity	EUR 1,585,000	(2.69%)	8/15/32	$(14,502)	$(14,502)
Swap Contracts2
Interest Rate Swap (IRS) Contracts
Reference Obligation/ Payment Frequency (Fixed Rate/Floating Rate)	Notional Amount[3]	Fixed Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared:
1 yr IRS-(At Maturity)	GBP 28,459,891	(4.26%)	1.00% [7]	9/6/24	$(123,218)	$131	$—	$(123,349)
10 yr IRS-(Annual/Semiannual)	EUR 3,655,837	0.02%	(0.98%) [8]	8/26/31	938,130	65	938,065	—
10 yr IRS-(Annual)	5,558,846	2.58%	(4.30%) [9]	5/24/32	430,462	(5,145)	435,607	—
10 yr IRS-(Annual)	918,178	2.60%	(4.30%) [9]	5/26/32	69,663	14	69,649	—
10 yr IRS-(Annual)	30,521,800	(2.65%)	4.30% [9]	5/2/32	(2,133,441)	26,629	—	(2,160,070)
10 yr IRS-(Annual)	42,077,176	(2.82%)	4.30% [9]	6/13/32	(2,457,474)	(46,193)	—	(2,411,281)
10 yr IRS-(Annual)	11,444,776	(3.47%)	4.30% [9]	10/4/32	(90,152)	175	—	(90,327)
10 yr IRS-(Annual)	5,374,598	(3.42%)	4.30% [9]	10/5/32	(65,895)	85	—	(65,980)
10 yr IRS-(Annual)	12,894,108	(3.05%)	4.30% [9]	10/28/32	(559,140)	204	—	(559,344)
10 yr IRS-(Annual)	13,099,571	(2.88%)	4.30% [9]	11/2/32	(755,176)	207	—	(755,383)
10 yr IRS-(Annual)	13,180,331	(2.92%)	4.30% [9]	11/4/32	(715,802)	209	—	(716,011)
10 yr IRS-(Annual)	21,055,622	(2.90%)	4.30% [9]	11/15/32	(1,176,610)	334	—	(1,176,944)
10 yr IRS-(Annual)	11,736,752	(3.20%)	4.30% [9]	11/28/32	(359,135)	187	—	(359,322)
2 yr IRS-(Semiannual/Quarterly)	8,141,276	0.53%	(4.73%) [10]	6/6/24	525,090	40	525,050	—
2 yr IRS-(Monthly)	MXN 34,644,162	(4.42%)	10.32% [11]	2/28/23	(26,247)	1	—	(26,248)
2 yr IRS-(Monthly)	MXN 34,633,271	(4.50%)	10.33% [11]	3/3/23	(25,953)	1	—	(25,954)
2 yr IRS-(Annual)	5,326,477	2.00%	(1.00%) [9]	2/17/25	240,195	23	240,172	—
2 yr IRS-(Annual)	55,432,000	(2.65%)	4.30% [9]	5/2/24	(1,420,185)	9,718	—	(1,429,903)
2 yr IRS-(Annual)	85,753,129	(2.89%)	4.30% [9]	6/13/24	(2,127,977)	(11,200)	—	(2,116,776)
20 yr IRS-(Annual)	698,400	2.61%	(4.30%) [9]	5/2/42	81,983	1,663	80,320	—
20 yr IRS-(Annual)	1,290,375	2.85%	(4.30%) [9]	6/13/42	110,086	598	109,488	—
3 yr IRS-(Monthly)	MXN 24,581,627	(4.68%)	10.32% [11]	2/27/24	(89,387)	3	—	(89,390)
3 yr IRS-(Monthly)	MXN 24,581,627	(4.86%)	10.33% [11]	3/1/24	(86,630)	3	—	(86,633)
3 yr IRS-(Annual)	65,073,600	2.72%	(4.30%) [9]	5/2/25	2,116,568	(14,324)	2,130,892	—
3 yr IRS-(Annual)	115,736,903	2.89%	(4.30%) [9]	6/13/25	3,540,515	42,616	3,497,899	—
3 yr IRS-(Annual)	13,588,000	(3.75%)	4.30% [9]	12/15/25	(131,742)	102	—	(131,844)
3 yr IRS-(Annual)	14,381,000	(3.81%)	4.30% [9]	12/19/25	(116,153)	109	—	(116,262)
30 yr IRS-(Annual)	21,109,500	2.43%	(4.30%) [9]	5/2/52	3,087,052	(45,489)	3,132,541	—
30 yr IRS-(Annual)	37,057,550	2.67%	(4.30%) [9]	6/13/52	3,790,517	(36,060)	3,826,577	—
5 yr IRS-(Semiannual/Quarterly)	1,639,664	0.68%	(4.70%) [10]	2/22/26	176,853	10	176,843	—
5 yr IRS-(Semiannual/Quarterly)	41,997,765	0.64%	(4.73%) [10]	5/27/26	4,906,816	265	4,906,550	—
5 yr IRS-(Semiannual/Quarterly)	13,999,255	0.85%	(4.73%) [10]	5/27/26	1,541,687	89	1,541,598	—
5 yr IRS-(Monthly)	MXN 20,296,160	(6.48%)	10.32% [11]	8/12/26	(82,562)	7	—	(82,569)
5 yr IRS-(Monthly)	MXN 27,869,289	(6.47%)	10.33% [11]	8/13/26	(113,800)	8	—	(113,808)
5 yr IRS-(Monthly)	MXN 13,784,000	(6.44%)	10.33% [11]	8/14/26	(56,778)	6	—	(56,784)
5 yr IRS-(Monthly)	MXN 22,719,389	(6.42%)	10.33% [11]	8/14/26	(94,496)	6	—	(94,502)
5 yr IRS-(Monthly)	MXN 20,466,582	(6.42%)	10.35% [11]	8/17/26	(87,343)	7	—	(87,350)
5 yr IRS-(Monthly)	MXN 28,020,580	(6.43%)	10.33% [11]	8/13/26	(116,104)	8	—	(116,112)
5 yr IRS-(Annual)	48,820,600	(2.67%)	4.30% [9]	5/2/27	(2,115,335)	(31,669)	—	(2,083,666)
5 yr IRS-(Annual)	13,192,306	(2.83%)	4.30% [9]	6/13/27	(510,423)	(5,098)	—	(505,325)
5 yr IRS-(Annual)	26,054,340	(2.91%)	4.30% [9]	10/6/27	(1,015,296)	227	—	(1,015,523)
LVIP BlackRock Global Allocation Fund–44

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
Swap Contracts2
Interest Rate Swap (IRS) Contracts (continued)
Reference Obligation/ Payment Frequency (Fixed Rate/Floating Rate)	Notional Amount[3]	Fixed Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared:(continued)
9 yr IRS-(Semiannual/Quarterly)	851,872	1.08%	(4.65%) [10]	8/17/30	$158,370	$107,727	$50,643	$—
						(3,701)	21,661,894	(16,596,660)

Reference Obligation/ Payment Frequency (Fixed Rate/Floating Rate)	Notional Amount[3]	Fixed Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
Over-The-Counter:
JPMC 3 yr IRS-(At Maturity)	BRL 10,128,697	(9.39%)	1.00% [12]	1/2/25	$(167,152)	$—	$—	$(167,152)
JPMC 3 yr IRS-(At Maturity)	BRL 11,049,648	(9.42%)	1.00% [12]	1/2/25	(180,222)	—	—	(180,222)
JPMC 3 yr IRS-(At Maturity)	BRL 11,008,919	(9.54%)	1.00% [12]	1/2/25	(171,337)	—	—	(171,337)
						(3,701)	21,661,894	(518,711)
Total IRS Contracts						$(3,701)	$21,661,894	$(17,115,371)
LVIP BlackRock Global Allocation Fund–45

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
Swap Contracts1
Total Return Swap (TRS) Contracts
Counterparty/ Swap Obligation	Notional Amount[3]	Floating Interest Paid (Received)	Termination Date	Value	Unrealized Appreciation	Unrealized Depreciation
Over-The-Counter:
GSI- Receive Variable amounts based on SOFR12M and pay quarterly based on iShares iBoxx High Yield	(1,820)	1.30%	3/8/23	$3,123	$3,123	$—
BCLY- Receive amounts based on SPDR Bloomberg High Yield Bond ETF and pay variable quarterly payments based on SOFR12M	10,819	(4.10%)	3/17/23	(26,329)	—	(26,329)
BOA- Receive amounts based on iShares iBoxx High Yield Corporate Bond ETF and pay variable quarterly payments based on SOFR12M	14,755	(3.90%)	3/17/23	(20,296)	—	(20,296)
GSI- Receive amounts based on SPDR Bloomberg High Yield Bond ETF and pay variable quarterly payments based on SOFR12M	4,003	(4.10%)	3/17/23	(9,955)	—	(9,955)
BNP- Receive amounts based on SPDR Bloomberg High Yield Bond ETF and pay variable quarterly payments based on SOFR12M	47,970	(4.10%)	3/17/23	(116,891)	—	(116,891)
GSI- Receive amounts based on SPDR Bloomberg High Yield Bond ETF and pay variable quarterly payments based on SOFR12M	15,488	(4.45%)	3/17/23	(30,454)	—	(30,454)
CITI- Receive Variable amounts based on SOFR12M and pay quarterly based on Pitney Bowes, Inc.	(792)	4.05%	6/13/23	(23)	—	(23)
Total TRS Contracts					$3,123	$(203,948)
Swap Contracts1
Contracts For Difference (CFD) Swap Contracts
Counterparty/ Reference Entity/ Payment Frequency	Number of Contracts	Financing Rate[13]	Termination Date[14]	Notional Amount[3]	Value	Unrealized Appreciation	Unrealized Depreciation
Over-The-Counter:
Short Equities
Australia
JPM - AMP Ltd. - Monthly	(330,034)	4.07%	1/10/2023	(301,827)	$7,513	$7,513	$—
JPM - Idp Education Ltd. - Monthly	(4,827)	4.07%	1/10/2023	(89,100)	129	129	—
JPM - OZ Minerals Ltd. - Monthly	(6,445)	4.07%	1/10/2023	(178,119)	(2,758)	—	(2,758)
JPM - Pilbara Minerals Ltd. - Monthly	(65,147)	4.07%	1/10/2023	(196,260)	30,587	30,587	—
Brazil
CITI - Cia Saneamento Basico de SP - Monthly	(7,789)	24.84%	1/24/2023	(85,554)	1,229	1,229	—
JPM - Localiza Rent A Car SA - Monthly	(18,944)	3.82%	1/10/2023	(195,078)	4,193	4,193	—
JPM - Localiza Rent A Car SA - Monthly	(82)	0.01%	1/10/2023	0	(167)	—	(167)
JPM - Magazine Luiza SA - Monthly	(350,249)	1.72%	1/10/2023	(190,853)	9,086	9,086	—
LVIP BlackRock Global Allocation Fund–46

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
Swap Contracts1
Contracts For Difference (CFD) Swap Contracts (continued)
Counterparty/ Reference Entity/ Payment Frequency	Number of Contracts	Financing Rate[13]	Termination Date[14]	Notional Amount[3]	Value	Unrealized Appreciation	Unrealized Depreciation

Short Equities (continued)
Canada
JPM - Shaw Communications - Monthly	(16,279)	4.06%	1/10/2023	(439,779)	(28,906)	$—	$(28,906)
China
JPM - Fuyao Glass Industry Group Ltd. - Monthly	(4,000)	4.02%	1/10/2023	(17,465)	681	681	—
JPM - Shandong Gold Mining Co. Ltd. - Monthly	(106,000)	3.99%	1/10/2023	(215,770)	10,797	10,797	—
Denmark
CITI - Vestas Wind Systems - Monthly	(6,663)	28.09%	1/24/2023	(186,380)	(6,878)	—	(6,878)
Finland
JPM - Orion OYJ - Monthly	(4,792)	4.06%	1/10/2023	(253,984)	(8,071)	—	(8,071)
France
JPM - Alstom SA - Monthly	(6,692)	3.82%	1/10/2023	(165,841)	2,859	2,859	—
Germany
CITI - Covestro AG - Monthly	(8,858)	28.13%	1/24/2023	(343,014)	(2,519)	—	(2,519)
JPM - Delivery Hero SE - Monthly	(5,221)	4.06%	1/10/2023	(246,294)	(24,001)	—	(24,001)
CITI - Siemens Healthineers AG - Monthly	(7,015)	19.14%	1/24/2023	(339,465)	(10,391)	—	(10,391)
JPM - Vonovia SE - Monthly	(9,061)	4.06%	1/10/2023	(224,051)	11,110	11,110	—
Hong Kong
CITI - Bilibili, Inc. - Monthly	(11,200)	21.21%	1/24/2023	(271,336)	3,280	3,280	—
CITI - China Overseas Land & Invest Ltd. - Monthly	(95,500)	27.78%	1/24/2023	(248,763)	(3,295)	—	(3,295)
JPM - China Southern Airlines Co. - Monthly	(152,000)	3.72%	1/10/2023	(99,221)	289	289	—
CITI - China Vanke Co. Ltd. - Monthly	(126,890)	10.69%	1/24/2023	(259,865)	2,994	2,994	—
JPM - CK Asset Holdings Ltd. - Monthly	(18,500)	4.02%	1/10/2023	(108,690)	(5,202)	—	(5,202)
JPM - Country Garden Holdings Co. Ltd. - Monthly	(152)	3.82%	1/10/2023	(55)	3	3	—
CITI - Kuaishou Technology - Monthly	(12,000)	12.34%	1/24/2023	(110,559)	1,320	1,320	—
JPM - Li-Ning Co. Ltd. - Monthly	(28,500)	4.02%	1/10/2023	(231,490)	(15,901)	—	(15,901)
CITI - Longfor Group Holdings Ltd. - Monthly	(44,000)	5.40%	1/24/2023	(138,044)	1,054	1,054	—
JPM - Xiaomi Corp. - Monthly	(526,800)	4.02%	1/10/2023	(746,865)	8,462	8,462	—
JPM - Zhuzhou CRRC Times Electric Co. Ltd. - Monthly	(45,200)	11.85%	1/10/2023	(222,881)	(1,528)	—	(1,528)
Italy
CITI - Nexi SPA - Monthly	(9,312)	16.45%	1/24/2023	(72,928)	(277)	—	(277)
JPM - Telecom Italia SPA - Monthly	(74,721)	15.25%	1/10/2023	(16,903)	(346)	—	(346)
Japan
CITI - Eneos Holdings, Inc. - Monthly	(51,000)	30.93%	1/24/2023	(171,005)	(2,158)	—	(2,158)
JPM - Lasertec Corporation - Monthly	(1,400)	31.44%	1/10/2023	(243,358)	12,633	12,633	—
CITI - MatsukiyoCocokara & Co. - Monthly	(1,700)	72.12%	1/24/2023	(79,738)	(5,298)	—	(5,298)
CITI - Money Forward, Inc. - Monthly	(6,100)	28.88%	1/24/2023	(191,593)	3,431	3,431	—
JPM - Olympus Corp. - Monthly	(8,800)	4.07%	1/10/2023	(223,973)	13,045	13,045	—
CITI - Open House Group Co. Ltd. - Monthly	(1,500)	3.67%	1/24/2023	(56,831)	2,036	2,036	—
JPM - Tokyo Electric Power Holdings, Inc. - Monthly	(25,400)	4.07%	1/10/2023	(90,857)	(775)	—	(775)
CITI - Z Holdings - Monthly	(45,200)	52.49%	1/24/2023	(116,074)	2,342	2,342	—
Netherlands
JPM - Aegon NV - Monthly	(64,027)	4.06%	1/10/2023	(309,713)	(14,048)	—	(14,048)
JPM - InPost SA - Monthly	(29,159)	4.06%	1/10/2023	(222,871)	(22,292)	—	(22,292)
CITI - Just Eat Takeaway - Monthly	(11,508)	19.10%	1/24/2023	(232,856)	(9,712)	—	(9,712)
Norway
CITI - Aker BP ASA - Monthly	(7,868)	27.59%	1/24/2023	(243,965)	1,080	1,080	—
Republic of Korea
CITI - Hybe Ltd. - Monthly	(838)	7.41%	1/24/2023	(114,916)	(65)	—	(65)
JPM - ILJIN Materials Co. Ltd. - Monthly	(2,250)	3.57%	1/10/2023	(101,142)	8,794	8,794	—
CITI - Kakao Corp. - Monthly	(8,768)	30.36%	1/24/2023	(378,574)	10,380	10,380	—
CITI - Ncsoft Corp. - Monthly	(577)	19.44%	1/24/2023	(198,264)	(6,162)	—	(6,162)
JPM - Posco Chemical Co. Ltd. - Monthly	(1,851)	3.24%	1/10/2023	(286,241)	22,754	22,754	—
Spain
CITI - Ferrovial SA - Monthly	(1,235)	3.20%	1/24/2023	(31,917)	(335)	—	(335)
Sweden
CITI - Electrolux AB - Monthly	(13,557)	22.08%	1/24/2023	(179,533)	(3,639)	—	(3,639)
CITI - Fastighets AB Balder - Monthly	(88,466)	15.41%	1/24/2023	(408,981)	(2,974)	—	(2,974)
CITI - SAAB AB - Monthly	(4,898)	19.41%	1/24/2023	(193,138)	76	76	—
Switzerland
CITI - Adecco Group AG - Monthly	(4,663)	19.58%	1/24/2023	(151,900)	(1,618)	—	(1,618)
JPM - Bachem Holding AG - Monthly	(3,250)	4.06%	1/10/2023	(297,474)	16,981	16,981	—
LVIP BlackRock Global Allocation Fund–47

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
Swap Contracts1
Contracts For Difference (CFD) Swap Contracts (continued)
Counterparty/ Reference Entity/ Payment Frequency	Number of Contracts	Financing Rate[13]	Termination Date[14]	Notional Amount[3]	Value	Unrealized Appreciation	Unrealized Depreciation

Short Equities (continued)
United Kingdom
JPM - Aveva Group PLC - Monthly	(5,017)	4.07%	1/10/2023	(196,272)	$2,369	$2,369	$—
JPM - Ocado Group PLC - Monthly	(29,103)	4.07%	1/10/2023	(239,780)	23,851	23,851	—
United States
JPM - Advanced Micro Devices - Monthly	(2,726)	4.17%	1/10/2023	(192,101)	15,538	15,538	—
JPM - Allstate - Monthly	(956)	0.01%	1/10/2023	(129,471)	(163)	—	(163)
JPM - Block, Inc. - Monthly	(4,392)	41.10%	1/10/2023	(266,111)	(9,882)	—	(9,882)
CITI - Caesars Entertainment, Inc. - Monthly	(2,458)	24.25%	1/24/2023	(104,686)	2,433	2,433	—
JPM - Charles River Laboratories - Monthly	(764)	4.17%	1/10/2023	(161,221)	(5,254)	—	(5,254)
CITI - Costar Group, Inc. - Monthly	(1,907)	45.50%	1/24/2023	(147,316)	(57)	—	(57)
JPM - D.R. Horton, Inc. - Monthly	(4,307)	4.17%	1/10/2023	(370,285)	(13,641)	—	(13,641)
JPM - Dish Network Corp. - Monthly	(24,519)	4.17%	1/10/2023	(358,019)	13,772	13,772	—
JPM - Dollar Tree, Inc. - Monthly	(2,153)	4.17%	1/10/2023	(310,832)	6,311	6,311	—
JPM - DXC Technology Co. - Monthly	(5,457)	4.17%	1/10/2023	(174,413)	1,255	1,255	—
JPM - Electronic Arts - Monthly	(1,949)	4.17%	1/10/2023	(256,886)	7,660	7,660	—
JPM - Fiserv, Inc. - Monthly	(1,322)	4.17%	1/10/2023	(159,394)	516	516	—
CITI - Ford Motor Co. - Monthly	(25,856)	38.71%	1/24/2023	(292,431)	(8,274)	—	(8,274)
JPM - IBM Corp. - Monthly	(3,557)	4.17%	1/10/2023	(563,337)	24,508	24,508	—
CITI - Illumina - Monthly	(1,401)	25.42%	1/24/2023	(274,288)	(8,994)	—	(8,994)
CITI - Lamb Weston Holdings, Inc. - Monthly	(3,033)	24.90%	1/24/2023	(268,663)	(2,366)	—	(2,366)
CITI - Las Vegas Sands Corp. - Monthly	(4,677)	40.98%	1/24/2023	(217,574)	(7,249)	—	(7,249)
JPM - Marvell Technology, Inc. - Monthly	(5,580)	4.17%	1/10/2023	(232,686)	26,003	26,003	—
JPM - Mohawk Industries, Inc. - Monthly	(2,185)	4.17%	1/10/2023	(240,013)	(10,859)	—	(10,859)
CITI - Norwegian Cruise Line Holding Ltd. - Monthly	(7,402)	14.83%	1/24/2023	(96,744)	6,144	6,144	—
CITI - Oracle - Monthly	(2,089)	38.96%	1/24/2023	(168,144)	(2,611)	—	(2,611)
CITI - Paramount Global - Monthly	(28,034)	20.00%	1/24/2023	(474,896)	1,682	1,682	—
JPM - PerkinElmer, Inc. - Monthly	(2,955)	4.17%	1/10/2023	(419,357)	5,007	5,007	—
CITI - PPG Industries, Inc. - Monthly	(2,468)	41.12%	1/24/2023	(310,623)	296	296	—
JPM - PTC, Inc. - Monthly	(2,038)	4.17%	1/10/2023	(248,364)	3,723	3,723	—
CITI - PulteGroup, Inc. - Monthly	(8,661)	36.04%	1/24/2023	(398,666)	4,331	4,331	—
CITI - Quanta Services, Inc. - Monthly	(1,598)	19.20%	1/24/2023	(227,859)	144	144	—
JPM - Rivian Automotive, Inc. - Monthly	(8,608)	4.17%	1/10/2023	(222,799)	64,154	64,154	—
JPM - Ross Stores, Inc. - Monthly	(2,554)	4.17%	1/10/2023	(374,731)	2,733	2,733	—
CITI - Snap, Inc. - Monthly	(6,936)	18.60%	1/24/2023	(60,204)	(1,873)	—	(1,873)
JPM - Steris PLC - Monthly	(1,935)	4.17%	1/10/2023	(368,192)	10,817	10,817	—
CITI - Take-Two Interactive Software, Inc. - Monthly	(3,517)	21.57%	1/24/2023	(349,133)	(17,093)	—	(17,093)
CITI - Teledyne Technologies, Inc. - Monthly	(1,229)	23.58%	1/24/2023	(483,378)	(8,111)	—	(8,111)
CITI - Uber Technologies, Inc. - Monthly	(8,671)	65.99%	1/24/2023	(213,653)	(780)	—	(780)
CITI - Viatris, Inc. - Monthly	(11,419)	17.62%	1/24/2023	(122,754)	(4,339)	—	(4,339)
JPM - Wynn Resorts Ltd. - Monthly	(1,876)	4.17%	1/10/2023	(207,951)	7,429	7,429	—
JPM - Zoom Video Communications - Monthly	(1,767)	4.17%	1/10/2023	(127,860)	8,164	8,164	—
Total Short Equities						$427,978	$(280,862)
Total CFD Swap Contracts						$427,978	$(280,862)
The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the consolidated financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 10 in Notes to Consolidated Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures and centrally cleared swap contracts from the date the contracts were opened through December 31, 2022. Only current day variation margin is reported on the Consolidated Statements of Assets and Liabilities.
[3] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.
[4] The Markit iTraxx Crossover Index, or ITRAXX.XO Index comprises the 75 most liquid sub-investment grade entities. Constituents for the index can be found at www.markit.com/Documentation.
LVIP BlackRock Global Allocation Fund–48

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
[5] Markit’s North American High Yield CDX Index, or the CDX.NA.HY Index, is composed of 100 of the most liquid North American entities with high yield credit ratings that trade in the CDS market. Constituents for the index can be found at www.markit.com/Documentation.
[6] Markit’s North America Investment Grade Index, or CDX.NA.IG Index, is composed of 125 of the most liquid North American entities with investment grade credit ratings that trade in the CDS market. Constituents for the index can be found at www.markit.com/Documentation.
[7] Rate resets based on SONIA12M.
[8] Rate resets based on EURIBOR06M.
[9] Rate resets based on SOFR12M-Secured Overnight Financing Rate
[10] Rate resets based on LIBOR03M.
[11] Rate resets based on Mexican Interbank Equilibrium Interest Rate 01M.
[12] Rate resets based on Brazilian Interbank Deposit (Certificado de Depósito Interbancário) Rate.
[13] Financing Rates are based on multiple financing rate benchmarks. The Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 15-490 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The specified benchmarks used in determining the variable rate of interest are the 1-Month USD-LIBOR.
[14] Date reflected is the next payment date. Contracts have an open-ended maturity date.

Summary of Abbreviations:
ADR–American Depositary Receipt
AUD–Australian Dollar
BAMLL–Bank of America Merrill Lynch Large Loan
BCLY–Barclays Bank
BNP–BNP Paribas
BOA–Bank of America
BOBL–Bundesobligationen
BRL–Brazilian Real
BTP–Buoni del Tesoro Poliennali
CAD–Canadian Dollar
CDI–Chess Depository Interest
CDX.NA.HY–Credit Default Swap Index North America High Yield
CDX.NA.IG–Credit Default Swap Index North American Investment Grade
CHF–Swiss Franc
CITI–Citigroup Global Markets
CLO–Collateralized Loan Obligation
CNH–Chinese Yuan Renminbi
CPI-U–Consumer Price Index for All Urban Consumers
CSI–Credit Suisse International
DAX–Deutscher Aktien Index
DB–Deutsche Bank
DKK–Danish Krone
ETF–Exchange-Traded Fund
EU-CPI-U–Eurpoean Union Consumer Price Index for All Urban Consumers
EUR–Euro
EURIBOR01M–Euro InterBank Offered Rate EUR 1 Month
EURIBOR03M–Euro InterBank Offered Rate EUR 3 Month
EURIBOR06M–Euro InterBank Offered Rate EUR 6 Month
FTSE–Financial Times Stock Exchange
GBP–British Pound Sterling
GDR–Global Depository Receipt
GS–Goldman Sachs
GSI–Goldman Sachs International
HKD–Hong Kong Dollar
HSBC–Hong Kong and Shanghai Banking Corporation
HUF–Hungarian Forint
HUF–Hungarian Forint
IDR–Indonesia Rupiah
INR–Indian Rupee
IRS–Interest Rate Swap
LVIP BlackRock Global Allocation Fund–49

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
Summary of Abbreviations: (continued)
ITRAXX.XO–Markit iTraxx Crossover Index
JPM–JPMorgan
JPMC–JPMorgan Chase
JPY–Japanese Yen
KRW–South Korean Won
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
LIBOR06M–Intercontinental Exchange London Interbank Offered Rate USD 6 Month
MSC–Morgan Stanley & Co.
MSCI–Morgan Stanley Capital International
MXN–Mexican Peso
NOK–Norwegian Krone
NZD–New Zealand Dollar
O.A.T.–Obligations Assimilables du Trésor (French Treasury Bond)
OSE–Osaka Securities Exchange
PIK–Payment-in-kind
PJSC–Public Joint Stock Company
PLN–Polish Zloty
PRIME–Federal Reserve Prime Lending Rate
REMIC–Real Estate Mortgage Investment Conduits
S&P–Standard & Poor’s
S.F.–Single Family
SBSN–Surat Berharga Syariah Negara
SEK–Swedish Krona
SGD–Singapore Dollar
SGX–Singapore Stock Exchange
SOFR–Secured Overnight Financing Rate
SOFRTE01M–1 Month Term Secured Overnight Financing Rate
SOFR CME01M–1 Month Chicago Mercantile Exchange Secured Overnight Financing Rate
SOFRTE03M–3 Month Term Secured Overnight Financing Rate
SOFR CME03M–3 Month Chicago Mercantile Exchange Secured Overnight Financing Rate
SOFR12M–Secured Overnight Financing Rate 12 Months
SOFR30A–Secured Overnight Financing Rate 30 Days Average
SONIA–Sterling Overnight Index Average
SPDR–Standard & Poor’s Depositary Receipt
SPI–Swiss Performance Index
STACR–Structured Agency Credit Risk
TBA–To be announced
TSFR01M–1 Month Term Secured Overnight Financing Rate
TSX–Toronto Stock Exchange
TWD–Taiwan New Dollar
USD–United States Dollar
yr–Year
ZAR–South African Rand
See accompanying notes, which are an integral part of the consolidated financial statements.
LVIP BlackRock Global Allocation Fund–50

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Assets and Liabilities
December 31, 2022
ASSETS:
Investments, at value	$2,151,583,468
Investments purchased pending settlement, at value	2,325,701
Total investments, at value	2,153,909,169
Receivable for securities sold	100,310,099
Unrealized appreciation on foreign currency exchange contracts	11,425,025
Cash collateral held at broker for futures contracts	9,510,023
Cash	7,573,080
Dividends and interest receivable	7,241,754
Cash collateral held at brokers for swap contracts	4,010,048
Foreign currencies, at value	1,842,425
Receivable for return of capital distribution	1,287,626
Cash collateral held at brokers for certain open bilateral derivatives	1,253,904
Swap payments receivable	963,739
Cash collateral held at broker for TBAs	195,000
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	118,628
Receivable for fund shares sold	68,263
Prepaid expenses	11,824
Other receivables	245
TOTAL ASSETS	2,299,720,852
LIABILITIES:
Payable for securities purchased	192,932,111
Options written, at value	18,536,525
Unrealized depreciation on foreign currency exchange contracts	16,262,407
Payable for fund shares redeemed	5,217,748
Variation margin due to brokers on centrally cleared interest rate swap contracts	4,063,728
Security sold short, at value	2,156,973
Upfront payments received on interest rate swap contracts	1,478,442
Due to manager and affiliates	1,362,389
Cash collateral due to broker for TBAs	1,188,000
Swap payments payable	776,045
Payable for unfunded loan commitments	570,891
Variation margin due to broker on futures contracts	380,945
Other accrued expenses payable	379,399
Foreign capital gain taxes payable	7,523
Interest expense payable for reverse repurchase agreements and securities sold short	602
TOTAL LIABILITIES	245,313,728
TOTAL NET ASSETS	$2,054,407,124
Investments, at cost	$2,121,416,817
Investments purchased pending settlement, at cost	2,441,152
Total investments, at cost	2,123,857,969
Foreign currencies, at cost	1,810,883
Options written, premiums received	(11,757,761)
Security sold short, proceeds received	(1,983,686)
Standard Class:
Net Assets	$1,154,002,113
Shares Outstanding	111,008,954
Net Asset Value Per Share	$ 10.396
Service Class:
Net Assets	$ 900,405,011
Shares Outstanding	86,644,651
Net Asset Value Per Share	$ 10.392
LVIP BlackRock Global Allocation Fund–51

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Assets and Liabilities (continued)

COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$2,130,194,569
Distributable earnings/(accumulated loss)	(75,787,445)
TOTAL NET ASSETS	$2,054,407,124
See accompanying notes, which are an integral part of the consolidated financial statements.
LVIP BlackRock Global Allocation Fund–52

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Interest	$ 19,967,505
Dividends	17,316,198
Foreign taxes withheld	(727,541)
36,556,162
EXPENSES:
Management fees	10,012,241
Distribution fees-Service Class	1,320,881
Custodian fees	586,216
Shareholder servicing fees	455,296
Accounting and administration expenses	409,140
Professional fees	182,033
Pricing fees	104,663
Trustees’ fees and expenses	49,209
Interest expense on securities sold short	48,046
Reports and statements to shareholders	20,330
Consulting fees	4,094
Other	30,770
13,222,919
Less:
Expenses reimbursed	(664,149)
Total operating expenses	12,558,770
NET INVESTMENT INCOME	23,997,392
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments*	(62,939,997)
Foreign currencies	2,008,766
Foreign currency exchange contracts	(3,670,399)
Futures contracts	(13,137,489)
Options purchased	(9,714,767)
Options written	14,184,533
Swap contracts	2,876,230
Net realized loss	(70,393,123)
Net change in unrealized appreciation (depreciation) of:
Investments**	(153,298,204)
Foreign currencies	41,707
Foreign currency exchange contracts	(4,425,666)
Futures contracts	(842,379)
Securities sold short	18,362
Options purchased	(1,236,265)
Options written	(7,826,595)
Swap contracts	1,685,306
Net change in unrealized appreciation (depreciation)	(165,883,734)
NET REALIZED AND UNREALIZED LOSS	(236,276,857)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(212,279,465)

*	Includes $24,505 foreign capital gains taxes paid.
**	Includes $7,105 change in foreign capital gain taxes accrued.
See accompanying notes, which are an integral part of the consolidated financial statements.
LVIP BlackRock Global Allocation Fund
Consolidated Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 23,997,392	$ 10,479,453
Net realized gain (loss)	(70,393,123)	48,679,282
Net change in unrealized appreciation (depreciation)	(165,883,734)	9,659,789
Net increase (decrease) in net assets resulting from operations	(212,279,465)	68,818,524
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(37,641,148)	(46,520,027)
Service Class	(27,732,699)	(647)
	(65,373,847)	(46,520,674)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	525,539,837	12,110,841
Service Class	975,488,335	—
Net assets from merger:
Standard Class	37,851,666	—
Service Class	62,990,060	—
Reinvestment of dividends and distributions:
Standard Class	37,641,148	46,520,027
Service Class	27,732,699	647
	1,667,243,745	58,631,515
Cost of shares redeemed:
Standard Class	(171,996,172)	(82,866,995)
Service Class	(92,886,483)	—
	(264,882,655)	(82,866,995)
Increase (decrease) in net assets derived from capital share transactions	1,402,361,090	(24,235,480)
NET INCREASE (DECREASE) IN NET ASSETS	1,124,707,778	(1,937,630)
NET ASSETS:
Beginning of year	929,699,346	931,636,976
End of year	$2,054,407,124	$929,699,346
See accompanying notes, which are an integral part of the consolidated financial statements.
LVIP BlackRock Global Allocation Fund–53

LVIP BlackRock Global Allocation Fund
Consolidated Financial Highlights
Selected data for each share of the Fund outstanding throughout the period were as follows:
	LVIP BlackRock Global Allocation Fund Standard Class
	Year Ended			4/29/19 [1] to 12/31/19
	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$ 12.691	$ 12.412	$ 10.653	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.176	0.143	0.105	0.096
Net realized and unrealized gain (loss)	(2.136)	0.786	1.929	0.718
Total from investment operations	(1.960)	0.929	2.034	0.814
Less dividends and distributions from:
Net investment income	(0.039)	(0.198)	(0.091)	(0.100)
Net realized gain	(0.296)	(0.452)	(0.184)	(0.061)
Total dividends and distributions	(0.335)	(0.650)	(0.275)	(0.161)
Net asset value, end of period	$ 10.396	$ 12.691	$ 12.412	$ 10.653
Total return[3]	(15.38%)	7.55%	19.23%	8.16%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,154,002	$929,686	$931,624	$917,683
Ratio of expenses to average net assets	0.71%	0.75% [4]	0.76% [4]	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.75%	0.81%	0.85%	0.75%
Ratio of net investment income to average net assets	1.62%	1.11% [5]	0.98% [5]	1.40%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.58%	1.05%	0.89%	1.38%
Portfolio turnover	144% [6]	136%	166%	151%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	The ratio of expenses to average net assets for the years ended December 31, 2021 and December 31, 2020 excluding brokerage commissions and interest expense on securities sold short was 0.73%.
[5]	The ratio of net investment income to average net assets for the years ended December 31, 2021 and December 31, 2020 excluding brokerage commissions and interest expense on securities sold short were 1.16% and 1.01% respectively.
[6]	PTO excludes purchases from the in-kind and merger.
See accompanying notes, which are an integral part of the consolidated financial statements.
LVIP BlackRock Global Allocation Fund–54

LVIP BlackRock Global Allocation Fund
Consolidated Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout the period were as follows:
	LVIP BlackRock Global Allocation Fund Service Class
	Year Ended			4/29/19 [1] to 12/31/19
	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$ 12.699	$ 12.416	$ 10.654	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.144	0.113	0.080	0.080
Net realized and unrealized gain (loss)	(2.131)	0.788	1.930	0.717
Total from investment operations	(1.987)	0.901	2.010	0.797
Less dividends and distributions from:
Net investment income	(0.024)	(0.166)	(0.064)	(0.082)
Net realized gain	(0.296)	(0.452)	(0.184)	(0.061)
Total dividends and distributions	(0.320)	(0.618)	(0.248)	(0.143)
Net asset value, end of period	$ 10.392	$ 12.699	$ 12.416	$ 10.654
Total return[3]	(15.58%)	7.31%	19.01%	7.99%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 900,405	$ 14	$ 13	$ 11
Ratio of expenses to average net assets	0.96%	1.00% [4]	1.01% [4]	0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.00%	1.06%	1.10%	1.00%
Ratio of net investment income (loss) to average net assets	1.37%	0.87% [5]	0.72% [5]	1.15%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.33%	0.81%	0.63%	1.13%
Portfolio turnover	144% [6]	136%	166%	151%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	The ratio of expenses to average net assets for the years ended December 31, 2021 and December 31, 2020 excluding brokerage commissions and interest expense on securities sold short was 0.98%.
[5]	The ratio of net investment income to average net assets for the years ended December 31, 2021 and December 31, 2020 excluding brokerage commissions and interest expense on securities sold short were 0.91% and 0.76% respectively.
[6]	PTO excludes purchases from the in-kind and merger.
See accompanying notes, which are an integral part of the consolidated financial statements.
LVIP BlackRock Global Allocation Fund–55

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These consolidated financial statements and the related notes pertain to the LVIP BlackRock Global Allocation Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek high total investment return.
1. Basis for Consolidation
The Fund may invest up to 25% of its total assets in the shares of LVIP BlackRock Global Allocation Fund Cayman, Ltd., a wholly-owned subsidiary (the "Subsidiary") of the Fund formed in the Cayman Islands. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. The Subsidiary may also hold cash and invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions. The Subsidiary is not registered under the 1940 Act and not subject to all the investor protections of the 1940 Act.
The Fund consolidates its investment in the Subsidiary in these consolidated financial statements. Accordingly, the consolidated financial statements include the assets and liabilities and the results of operations of the Subsidiary. All material intercompany balances and transactions have been eliminated. As of December 31, 2022, the net assets of the Subsidiary were $13,988,594, which represented 0.68% of the Fund's net assets.
2. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities and Exchange-Traded Funds (“ETFs”), except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other investments including restricted securities, for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts
LVIP BlackRock Global Allocation Fund–56

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 2. Significant Accounting Policies (continued)
are valued at the daily quoted settlement prices.   Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Non exchange-traded options are valued at the last reported sale price.   Swap contracts are valued based upon valuations provided by an independent pricing service and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022, and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Consolidated Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
Unfunded Loan Commitments–Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to the changes in foreign exchange rates are included in the Consolidated Statement of Operations under “Net realized gain (loss) on foreign currencies”. For foreign equity securities and derivatives denominated in foreign currency, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2022, the value and cost of foreign currency held by the LVIP BlackRock Global Allocation Fund is $1,842,425 and $1,810,883 respectively.
Short Sales–The Fund may make short sales in an attempt to protect against declines in an individual security or the overall market, to manage duration, or for such other purposes consistent with the Fund’s investment objective and strategies. Typically, short sales are transactions in which the Fund sells a security it does not own and, at the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. When a short sale transaction is closed out by delivery of the security, any gain or loss on the transaction generally is taxable as short-term capital gain or loss. Until the security is replaced, the Fund is required to pay the lender
LVIP BlackRock Global Allocation Fund–57

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 2. Significant Accounting Policies (continued)
amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale, and potentially additional margin, will be retained by the broker from whom the security is borrowed, to the extent necessary to meet margin requirements, until the short position is closed out.
Use of Estimates–The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2022.
3. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, effective October 1, 2022 LIAC receives a management fee at an annual rate of 0.64% of the first $1.5 billion of the Fund’s average daily net assets; and 0.60% of the Fund’s average daily net assets in excess of $1.5 billion.   The management fee is calculated daily and paid monthly.   For the period April 1, 2022 through September 30, 2022, the management fee was 0.64% of the Fund's average daily net assets. Prior to April 1, 2022, the management fee was 0.65% of the Fund's average daily net assets.
Effective April 1, 2022, LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.71% of the Fund’s average daily net assets for the Standard Class and 0.96% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least June 10, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Prior to April 1, 2022, LIAC had contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses were not to exceed 0.73% the Fund’s average daily net assets for the Standard Class and 0.98% for the Service Class.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2022, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2023	2024	2025	Total
LIAC	$ 799,605	$ 555,633	$ 664,149	$ 2,019,387
LVIP BlackRock Global Allocation Fund–58

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 3. Management Fees and Other Transactions With Affiliates (continued)
The Fund received a large amount of new assets when it was substituted for other mutual funds as an investment for certain insurance products on June 3, 2022. To effect the substitution, the Fund accepted securities in lieu of cash in the amount of $1,448,976,292 pursuant to procedures approved by the Board of Trustees of the Trust.
BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Fund's and the Subsidiary's investment portfolio. For these services, LIAC, not the Fund, pays BlackRock a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Consolidated Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$105,951
Legal	18,914
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Consolidated Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Consolidated Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $2,625 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 118,628
Management fees payable to LIAC	1,116,471
Distribution fees payable to LFD	194,418
Shareholder servicing fees payable to Lincoln Life	51,500
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
4. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$1,070,491,409
Purchases of U.S. government securities	752,394,262
Sales other than U.S. government securities	1,156,717,911
Sales of U.S. government securities	570,186,675
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$2,151,429,336
Aggregate unrealized appreciation of investments and derivatives	$ 169,912,075
Aggregate unrealized depreciation of investments and derivatives	(165,696,994)
Net unrealized appreciation of investments and derivatives	$ 4,215,081
LVIP BlackRock Global Allocation Fund–59

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 4. Investments (continued)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Australia	$ 5,462,854	$ —	$ —*	$ 5,462,854
Belgium	538,361	—	—	538,361
Brazil	—	962,900	—	962,900
Canada	22,439,221	—	—	22,439,221
Cayman Islands	796,147	—	—	796,147
Chile	508,022	—	—	508,022
China	26,001,139	—	—	26,001,139
Denmark	3,811,189	—	—	3,811,189
Finland	457,281	—	—	457,281
France	46,901,882	—	—	46,901,882
Germany	52,764,470	—	—	52,764,470
Greenland	247,759	—	—	247,759
Hong Kong	6,361,432	—	—	6,361,432
India	314,019	—	—	314,019
Ireland	1,097,558	—	—	1,097,558
Israel	5,608,814	—	—	5,608,814
Italy	5,899,034	—	—	5,899,034
Japan	20,380,174	—	—	20,380,174
Jordan	101,751	—	—	101,751
Mexico	690,964	—	—	690,964
Netherlands	29,188,774	—	—	29,188,774
Norway	438,380	—	—	438,380
Poland	107,166	—	—	107,166
Republic of Korea	—	11,380,924	—	11,380,924
Russia	—	—	—*	0
Saudi Arabia	—	38,542	—	38,542
South Africa	492,229	—	—	492,229
Spain	7,539,769	—	—	7,539,769
LVIP BlackRock Global Allocation Fund–60

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 4. Investments (continued)
	Level 1	Level 2	Level 3	Total
Sweden	$ 4,673,708	$ —	$ 225,039	$ 4,898,747
Switzerland	30,776,619	—	—	30,776,619
Taiwan	7,876,088	—	—	7,876,088
United Arab Emirates	—	—	—*	0
United Kingdom	69,165,301	—	—	69,165,301
United States	688,647,967	—	6,836,913	695,484,880
Uruguay	272,489	—	—	272,489
Convertible Preferred Stocks	12,974,658	—	5,914,042	18,888,700
Preferred Stocks
Germany	132,188	—	—	132,188
United States	1,887,521	—	19,563,478	21,450,999
Warrants	42,539	—	1	42,540
Convertible Bonds	—	1,746,348	—	1,746,348
Agency Collateralized Mortgage Obligations	—	229,039	—	229,039
Agency Commercial Mortgage-Backed Securities	—	678,143	—	678,143
Agency Mortgage-Backed Securities	—	95,019,834	—	95,019,834
Corporate Bonds
Australia	—	5,738	8,605,609	8,611,347
Belgium	—	1,408,145	—	1,408,145
Brazil	—	877,848	—	877,848
Canada	—	5,994,816	—	5,994,816
Chile	—	190,400	—	190,400
China	—	51,771	—	51,771
Colombia	—	1,448,032	—	1,448,032
France	—	624,175	—	624,175
Germany	—	4,587,253	—	4,587,253
Hong Kong	—	365,902	—	365,902
India	—	314,190	—	314,190
Indonesia	—	470,429	—	470,429
Ireland	—	864,810	—	864,810
Israel	—	101,573	—	101,573
Italy	—	5,550,772	—	5,550,772
Japan	—	458,144	—	458,144
Kuwait	—	365,054	—	365,054
Luxembourg	—	2,508,359	—	2,508,359
Mexico	—	2,125,407	—	2,125,407
Morocco	—	178,500	—	178,500
Netherlands	—	2,004,423	—	2,004,423
Nigeria	—	161,312	—	161,312
Panama	—	163,331	—	163,331
Paraguay	—	161,500	—	161,500
Republic of Korea	—	312,740	—	312,740
Singapore	—	390,064	—	390,064
South Africa	—	181,199	—	181,199
Spain	—	688,225	—	688,225
Sweden	—	980,125	—	980,125
Switzerland	—	3,065,001	—	3,065,001
Tanzania (United Republic Of)	—	180,406	—	180,406
United Arab Emirates	—	404,823	—	404,823
United Kingdom	—	12,848,855	—	12,848,855
United States	—	152,419,918	3,554,530	155,974,448
Zambia	—	378,809	—	378,809
Loan Agreements	—	30,014,353	17,310,715	47,325,068
Non-Agency Asset-Backed Securities	—	15,526,683	1,460,338	16,987,021
Non-Agency Collateralized Mortgage Obligations	—	7,772,375	3,281,590	11,053,965
Non-Agency Commercial Mortgage-Backed Securities	—	47,615,467	—	47,615,467
Sovereign Bonds	—	39,129,553	—	39,129,553
U.S. Treasury Obligations	—	109,130,659	—	109,130,659
Exchange-Traded Funds	30,110,675	—	—	30,110,675
LVIP BlackRock Global Allocation Fund–61

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 4. Investments (continued)
	Level 1	Level 2	Level 3	Total
Money Market Fund	$ 142,306,779	$ —	$ —	$ 142,306,779
Short-Term Investments	—	288,970,716	—	288,970,716
Options Purchased	3,697,119	5,397,289	—	9,094,408
Total Investments	$1,230,712,040	$856,444,874	$66,752,255	$2,153,909,169
Liabilities:
Common Stocks Sold Short	$ (2,156,973)	$ —	$ —	(2,156,973)
Total Investments	$ (2,156,973)	$ —	$ —	$ (2,156,973)
Derivatives:
Assets:
Foreign Currency Exchange Contracts	$ —	$ 11,425,025	$ —	$ 11,425,025
Futures Contracts	$ 4,954,943	$ —	$ —	$ 4,954,943
Swap Contracts	$ —	$ 22,269,033	$ —	$ 22,269,033
Liabilities:
Foreign Currency Exchange Contracts	$ —	$ (16,262,407)	$ —	$ (16,262,407)
Futures Contracts	$ (6,522,981)	$ —	$ —	$ (6,522,981)
Options Written	$ (4,474,756)	$ (14,061,769)	$ —	$ (18,536,525)
Swap Contracts	$ —	$ (17,653,492)	$ —	$ (17,653,492)

*	Includes securities that have been valued at zero on the "Consolidated Schedule of Investments" that are considered to be Level 3 investments in this table.
During the year ended December 31, 2022, there were no material transfers to or from Level 3 investments.
As a result of utilizing International fair value pricing at December 31, 2022, a portion of the Fund’s common stock investments was categorized as Level 2.
LVIP BlackRock Global Allocation Fund–62

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 4. Investments (continued)
The following table displays a summary of the valuation techniques and unobservable inputs used to value the Fund’s securities characterized as Level 3 investments for the period ended December 31, 2022.
Asset Type	Fair Value at December 31, 2022	Valuation Technique(s)	Unobservable Input	Range (Average)(c)
Common Stock	$ 7,061,952	Market Comparable Companies	Enterprise Value to Revenue Multiple (b)	0.19x-13.50x (N/A)
		Market Comparable Companies	Discount for Lack of Marketability	10% (N/A)
		Income Approach	Weighted Average Cost of Capital (WACC)	16.30% (N/A)
Convertible Preferred Stock	$ 5,914,042	Market Comparable Companies	Enterprise Value to Revenue Multiple (b)	2.75x-29.00x (20.07x)
Corporate Bonds	$ 12,160,139	Market Yield Analysis	Average Yield to Maturity	11.25%-14.50% (N/A)
		Income Approach	Discount Rate (a)	8.94%-9.63% (9.39%)
			Weighted Average Cost of Capital (WACC)	16.20% (N/A)
Loan Agreements	$ 17,310,715	Indicative Market Quote	Broker Quote	$95.836-$98.99 ($97.59)
		Income Approach	Discount Rate (a)	8.84%-14.22% (12.44%)
			Spread	6.38%-8.50% (7.65%)
			Average Yield to Maturity	11.21%
Non-Agency Asset-Backed Securities	$ 1,460,338	Indicative Market Quote	Broker Quote	$85.35 (N/A)
Non-Agency Collateralized Mortgage Obligations	$ 3,281,590	Indicative Market Quote	Broker Quote	$66.76 - $127.86 ($94.12)
Preferred Stock	$19,563,478	Market Yield Analysis	Average Yield to Maturity	11.75%-12.25% (N/A)
		Market Comparable Companies	Enterprise Value to Revenue Multiple (b)	0.5x-23.08x (11.07x)
			Term of Exit / Liquidity Event	3-5.00 yrs (4.53 yrs)
			Volatility Percentage	50.00%-62.50% (55.74%)
Warrants	$ 1	Recent Transaction	#	#
Total	$ 66,752,255
# The quantitative unobservable inputs within this category are based on recent transactions or valuation from a pricing service. There were no quantitative unobservable inputs significant to the valuation technique that were created by the fund’s management.
(a) Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(b) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.
(c) Unobservable inputs were weighted by the relative fair value of the instruments, where applicable.
Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to significantly increase or decrease the fair value of the Fund's securities.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:
	Common Stock	Convertible Preferred Stock	Corporate Bonds	Loan Agreements	Non-Agency Asset-Backed Securities	Non-Agency Collateralized Mortgage Obligations	Preferred Stocks	Warrants	Total
Balance as of 12/31/21	$ 328,431	$ 1,882,494	$ 4,163,265	$ —	$ —	$ —	$ —	$ —	$ 6,374,190
Reclassifications	—	—	—	—	—	—	—	—	—
Purchases	8,886,484	7,040,723	13,516,230	23,352,925	1,634,335	3,574,078	22,881,245	4,432	80,890,452
Sales	(9,656)	(822,823)	(28,737)	(5,630,301)	—	(95,343)	(50,427)	—	(6,637,287)
Transfer In	—	—	—	—	—	—	—	773	773
Transfer Out	—	—	—	—	—	—	—	—	—
Accretion/(amortization)	—	—	21,479	35,707	3,007	10,369	—	—	70,562
Net realized gain	35	—	706	32,988	—	1,957	3,255	—	38,941
LVIP BlackRock Global Allocation Fund–63

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 4. Investments (continued)
	Common Stock	Convertible Preferred Stock	Corporate Bonds	Loan Agreements	Non-Agency Asset-Backed Securities	Non-Agency Collateralized Mortgage Obligations	Preferred Stocks	Warrants	Total
Net change in unrealized appreciation(depreciation)	(2,143,342)	(2,186,352)	(5,512,804)	(480,604)	(177,004)	(209,471)	(3,270,595)	(5,204)	(13,985,376)
Balance as of 12/31/22	$ 7,061,952	$ 5,914,042	$ 12,160,139	$ 17,310,715	$ 1,460,338	$ 3,281,590	$ 19,563,478	$ 1	$ 66,752,255
Net change in unrealized appreciation (depreciation) from Level 3 investments still held as of 12/31/22	$ (1,437,912)	$ (2,158,076)	$ (5,512,804)	$ (480,604)	$ (177,004)	$ (209,471)	$ (3,270,595)	$ (5,204)	$ (13,251,670)
5. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to subsidiary's net income or loss, wash sales, mark-to-market of futures contracts, Passive Foreign Investment Companies ("PFICs"), and straddle losses.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$65,373,847	$46,520,674
6. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 13,396,250
Capital loss carryforward	(34,551,195)
Other temporary differences	(57,215,124)
Net unrealized appreciation	2,582,624
Distributable earnings/(accumulated loss)	$(75,787,445)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, the Fund recorded the following permanent reclassifications primarily related to tax treatment of earnings from subsidiary and other adjustments:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$(2,202,980)	$2,202,980
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2022, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$27,055,494	$7,495,701	$34,551,195
LVIP BlackRock Global Allocation Fund–64

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
7. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	46,405,651	945,313
Service Class	86,790,175	—
Shares reinvested:
Standard Class	3,701,426	3,664,538
Service Class	2,735,685	51
Shares from merger:
Standard Class	3,459,402	—
Service Class	5,877,630	—
	148,969,969	4,609,902
Shares redeemed:
Standard Class	(15,811,897)	(6,414,667)
Service Class	(8,759,925)	—
	(24,571,822)	(6,414,667)
Net increase (decrease)	124,398,147	(1,804,765)
8.  Fund Merger
As of the close of business on June 10 and 17, 2022, the Fund acquired all of the assets and liabilities of the LVIP BlackRock Advantage Allocation Fund (“Acquired Fund”) and LVIP Franklin Templeton Multi-Asset Opportunities Fund (“Acquired 2 Fund”) together (“Acquired Funds”), open-end investment companies, in exchange for the shares of the LVIP BlackRock Global Allocation Fund (“Acquiring Fund”) pursuant to a Plan and Agreement of Reorganization (“Reorganization”). The purpose of the Reorganization was to combine 3 funds managed by LIAC with comparable investment objectives and strategies. The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Acquiring Fund reflected the historical basis of the assets of the Acquired Funds as of the date of the Reorganization. For financial reporting purposes, the Acquiring Fund was deemed to be the accounting survivor and assets received and shares issued by the Acquiring Funds were recorded at fair value. The shareholders of the Acquired Funds received shares of the respective class of the Acquiring Fund equal to the aggregate net asset value of their shares in the Acquired Funds prior to the Reorganization, as shown in the following table:
	Acquired Fund Shares Outstanding	Acquiring Fund	Shares Converted to Aquiring Fund	Aquired Fund Net Assets	Conversion Ratio
Acquired Fund - Standard Class	3,384,614	Standard Class	3,316,234	$36,342,606	0.980
Acquired Fund - Service Class	2,483,414	Service Class	2,534,994	27,770,856	1.021
Acquired 2 Fund - Standard Class	146,137	Standard Class	143,168	1,509,060	0.980
Acquired 2 Fund - Service Class	3,414,330	Service Class	3,342,636	35,219,204	0.979
The net assets of the Acquiring Fund before the acquisition on June 10, 2022 and June 17, 2022 were $2,150,134,502 and $2,125,082,349 respectively. The net assets of the Acquiring Fund immediately following the acquisition on June 10, 2022 and June 17, 2022 were $2,214,247,964 and $2,161,810,614 respectively.
If the acquisition had been completed on January 1, 2022, the beginning of the Acquiring Fund’s reporting period, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2022, would have been as follows(unaudited):
Net investment income (loss)	$ 24,487,676(a)
Net realized gain (loss)	(69,582,986) (b)
Net change in unrealized appreciation (depreciation)	(179,998,404) (c)
Net increase in net assets resulting from operations	$(225,093,714)

(a)	$23,997,392, as reported in the Consolidated Statement of Operations, plus $490,284 Net investment income (loss) from Acquired Funds pre-merger.
(b)	$(70,393,123), as reported in the Consolidated Statement of Operations, plus $810,137 Net realized gain (loss) from Acquired Funds pre-merger.
(c)	$(165,883,734), as reported in the Consolidated Statement of Operations, plus $(14,114,670) Net change in unrealized appreciation (depreciation) from Acquired Funds pre-merger.
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LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 8.  Fund Merger (continued)
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Fund’s Consolidated Statement of Operations since June 10, 2022 and June 17, 2022.
9. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
10. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2022, the Fund entered into foreign currency exchange contracts to fix the U.S. dollar value of a security between trade date and settlement date and to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2022, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to facilitate investments in portfolio securities.
Options Contracts–During the year ended December 31, 2022, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund's overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in
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LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 10. Derivatives (continued)
portfolio securities; as a cash management tool; and to generate income. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.
During the year ended December 31, 2022, the Fund used options contracts, including swaptions, to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions; to manage the Fund’s exposure to changes in foreign currencies; to adjust the Fund’s overall exposure to certain markets; to generate income; to protect the value of portfolio securities; as a cash management tool; to purchase the underlying security for the Fund at a price lower than the current market value of the security by selling put options; to facilitate investments in portfolio securities; to offset capital losses and to receive premiums for writing options.
Swap Contracts–The Fund enters into CDS contracts, total return swap contracts, inflation swap contracts, interest rate swap contracts and CFDs in the normal course of pursuing its investment objective and strategies. The Fund may enter into CDS contracts in order to hedge against a credit event (including single name, baskets, and systemic), to enhance total return or to gain exposure to certain securities or markets. The Fund may also use total return swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms and to gain exposure to markets the Fund invests in. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or hedge against changes in interest rates.
Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such swap contract. Interest rate swaps may be used to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received payment(receipt) to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, trading these instruments through a central counterparty.
During the year ended December 31, 2022, the Fund used interest rate swap contracts to manage the Fund's sensitivity to interest rates or to hedge against changes in interest rates.
Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.
During the year ended December 31, 2022, the Fund entered into CDS contracts as a buyer and seller of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to central counterparties for centrally cleared CDS basket trades, as determined by an applicable central counterparty.
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LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 10. Derivatives (continued)
As disclosed in the Consolidated  Schedule of Investments, at December 31, 2022, the notional value of the protection sold was USD 7,105,697 and EUR 288,804, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement had been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event occurs, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. At December 31, 2022, net unrealized appreciation of the protection sold was $140,917.
CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, by trading these instruments through a central counterparty.
During the year ended December 31, 2022, the Fund used CDS contracts to gain exposure to certain securities or markets; to enhance total return and to hedge against credit events.
Total Return Swaps- Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.
The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the total return swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
During the year ended December 31, 2022, the Fund used total return swap contracts to gain exposure to markets the Fund invests in.
Contracts for Difference — The Fund may enter into CFDs. CFDs are leveraged derivative instruments that allow a Fund to take a position on the change in the market price of an underlying asset, such as a stock, or the value of an index or currency exchange rate. With a short CFD, a Fund is seeking to profit from falls in the market price of the asset. CFDs are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. It is also possible that the market price of the CFD will move between the time the order is placed by a Fund and when it is executed by the issuer, which can result in the trade being executed at a less favorable price. CFDs, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the Fund to deposit additional sums to cover this decline in value, and the margin call may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which a Fund is liable. The potential for margin calls and large losses are much greater in CFDs than in other leveraged products. Most CFDs are traded over-the-counter. CFDs are not registered with the U.S. Securities and Exchange Commission or any U.S. regulator, and are not subject to U.S. regulation. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the CFD would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the CFD. All of these components are reflected in the market value of the CFD.
CFDs are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Consolidated Statement of Operations. Periodic payments made or received are recorded as realized gains or losses.
During the year ended December 31, 2022, the Fund used contracts for difference to obtain short exposure and to gain exposure to certain securities or markets.
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LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 10. Derivatives (continued)
Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.
During the year ended December 31, 2022, the Fund used currency swaps to protect against currency fluctuations.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Consolidated  Schedule of Investments.
Fair values of derivative instruments as of December 31, 2022 were as follows:
	Asset Derivatives		Liability Derivatives
	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Unrealized appreciation on foreign currency exchange contracts	$11,425,025	Unrealized depreciation on foreign currency exchange contracts	$(16,262,407)
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	1,577,811	Variation margin due to broker on futures contracts	(136,465)
Futures contracts (Interest rate contracts)*	Variation margin due to broker on futures contracts	3,377,132	Variation margin due to broker on futures contracts	(6,386,516)
Options purchased (Equity contracts)	Investments, at value	3,225,478	Investments, at value	—
Options purchased (Currency contracts)	Investments, at value	236,696	Investments, at value	—
Options purchased (Interest rate contracts)	Investments, at value	5,632,234	Investments, at value	—
Options written (Equity contracts)	Options written, at value	—	Options written, at value	(4,218,517)
Options written (Currency contracts)	Options written, at value	—	Options written, at value	(236,563)
Options written (Interest rate contracts)	Options written, at value	—	Options written, at value	(14,081,445)
Swap contracts (Equity contracts)	Variation margin due to brokers for centrally cleared swap contracts	431,101	Variation margin due to brokers for centrally cleared swap contracts	(484,810)
Swap contracts (Credit contracts)	Variation margin due to brokers for centrally cleared swap contracts	176,038	Variation margin due to brokers for centrally cleared swap contracts	(38,809)
Swap contracts (Interest rate contracts & Inflation contracts)	Variation margin due to broker on centrally cleared interest rate swap contracts	21,661,894	Variation margin due to broker on centrally cleared interest rate swap contracts	(17,129,873)
Total		$47,743,409		$(58,975,405)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022. Only current day variation margin is reported on the Consolidated Statement of Assets and Liabilities.
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LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 10. Derivatives (continued)
The effect of derivative instruments on the Consolidated Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ (3,670,399)	$ (4,425,666)
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	5,377,345	2,203,215
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(18,514,834)	(3,045,594)
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(9,513,374)	(4,622,662)
Options purchased (Currency contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	819,119	232,023
Options purchased (Interest rate contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(1,020,512)	3,154,374
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	13,111,380	253,509
Options written (Currency contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	282,274	(162,153)
Options written (Interest rate contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	790,879	(7,917,951)
Swap contracts (Equity contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	936,585	(21,711)
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(1,177,416)	64,094
Swap contracts (Interest rate contracts & Inflation contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	3,117,061	1,642,923
Total		$ (9,461,892)	$(12,645,599)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$305,316,964	$201,852,216
Futures contracts (average notional value)	368,456,857	280,115,300
Options contracts (average value)	7,184,229	11,290,575
CDS contracts (average notional value)*	9,968,229	22,062,359
Interest rate swap contracts (average notional value)**	309,792,159	332,117,717
Total return swap contracts (average notional value)	1,623,979	6,708,075
Contracts for difference swap contract (average notional volume)	—	209,536

*Long represents buying protection and short represents selling protection.
**Long represents paying floating interest payments and short represent receiving floating interest payments.
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LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 10. Derivatives (continued)
At December 31, 2022, the Fund posted cash collateral and securities collateral for certain open bilateral derivatives as follows:
Broker	Cash Collateral	Securities Collateral
Bank of America N.A.	$ —	$ 141,212
BNP Paribas SA	—	88,992
Citigroup Global Markets	—	6,430,681
Deutsche Bank	—	289,729
Goldman Sachs International	—	2,176,762
JPMorgan Chase Bank	—	1,193,297
Morgan Stanley & Co. International	14,904	2,306,540
UBS AG	—	75,929
Total	$14,904	$12,703,142
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
At December 31, 2022, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
Bank of America N.A.	$ —	$ (6,722,466)	$ (6,722,466)
Barclays Bank PLC	328,166	(73,041)	255,125
BNP Paribas SA	64,260	(117,773)	(53,513)
Citigroup Global Markets	1,314,121	(3,621,389)	(2,307,268)
Deutsche Bank	479,297	(660,424)	(181,127)
Goldman Sachs International	4,265,012	(6,449,325)	(2,184,313)
Hong Kong Shanghai Bank	8,054,569	(3,382,114)	4,672,455
JPMorgan Chase Bank	802,586	(5,503,873)	(4,701,287)
Morgan Stanley Capital	224,142	(3,197,673)	(2,973,531)
UBS AG	1,721,262	(1,638,427)	82,835
Total	$17,253,415	$(31,366,505)	$(14,113,090)

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LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 10. Derivatives (continued)
Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
Bank of America N.A.	$ (6,722,466)	$—	$—	$ 141,212	$ —	$(6,581,254)
Barclays Bank PLC	255,125	—	—	—	—	255,125
BNP Paribas SA	(53,513)	—	—	53,513	—	—
Citigroup Global Markets	(2,307,268)	—	—	2,307,268	—	—
Deutsche Bank	(181,127)	—	—	181,127	—	—
Goldman Sachs International	(2,184,313)	—	—	2,176,762	—	(7,551)
Hong Kong Shanghai Bank	4,672,455	—	—	—	—	4,672,455
JPMorgan Chase Bank	(4,701,287)	—	—	1,193,297	—	(3,507,990)
Morgan Stanley Capital	(2,973,531)	—	—	2,306,540	14,904	(652,087)
UBS AG	82,835	—	—	75,929	—	158,764
Total	$(14,113,090)	$—	$—	$8,435,648	$14,904	$(5,662,538)

1	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
11. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
In February 2022, Russia launched a large-scale invasion of Ukraine, significantly amplifying already existing geo-political tensions. The United States and many other countries have instituted various sanctions against Russian individuals and entities (including corporate and banking). The extent and duration of the military action, sanctions and other punitive actions taken, and resulting future market disruptions – both in Europe and globally – cannot easily be predicted but could be significant and have a severe adverse effect on Russia and Europe in general. In addition, there are significant risks due to the relatively recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2022. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
LVIP BlackRock Global Allocation Fund–72

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 11. Risk Factors (continued)
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 2. Restricted securities have been identified on the Consolidated Schedule of Investments.
12. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
13. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU was effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the Financial Conduct Authority (FCA), regulator of financial services firms and financial markets in the United Kingdom, announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023. In December 2022, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2022-06, Reference Rate Reform (Topic 848)-Deferral of the Sunset Date of Topic 848. The amendments in this update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management is currently evaluating the impact, if any, of applying this ASU.
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
14. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock Global Allocation Fund–73

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock Global Allocation Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of LVIP BlackRock Global Allocation Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the consolidated schedule of investments, as of December 31, 2022, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period ended, the consolidated financial highlights for each of the three years in the period then ended and the period from April 29, 2019 (commencement of operations) through December 31, 2019 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, and the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period ended and its consolidated financial highlights for each of the three years in the period then ended and the period from April 29, 2019 (commencement of operations) through December 31, 2019, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP BlackRock Global Allocation Fund–74

LVIP BlackRock Global Allocation Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction decisions. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC had delegated the day-to-day investment management of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group category and category median for the Fund. The Board discussed the Fund’s investment management fee with LIAC and, at the request of the Independent Trustees, LIAC agreed to implement a breakpoint in the Fund’s investment management fee schedule effective October 1, 2022.
LVIP BlackRock Global Allocation Fund–75

LVIP BlackRock Global Allocation Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation for the Fund through June 17, 2024 and would implement a breakpoint in the Fund’s investment management fee schedule effective October 1, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Investment Management, LLC (“BlackRock”) on behalf of the LVIP BlackRock Global Allocation Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. The Board considered that BlackRock uses an affiliated investment adviser, BlackRock (Singapore) Limited, as sub-subadviser, in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP BlackRock Global Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Global Allocation funds category and the BlackRock Global Allocation Composite Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-year period. The Board considered that the Fund commenced operations in 2019, which provided a limited period of time to evaluate investment performance. The Board noted LIAC’s statement that the Fund’s one-year underperformance was primarily due to negative stock selection in the Consumer Discretionary and Information Technology sectors. The Board also noted LIAC’s view that it remains comfortable with the Fund, and the underlying strategy, given LIAC’s expectations of the asset allocation process and the ability of the strategy to outperform its benchmark, the BlackRock Global Allocation Composite Index, over a full market cycle. The Board concluded that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule and the management fees of funds with similar investment strategies for which BlackRock serves as investment adviser or subadviser. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, provides potential scale-related benefits, may increase analyst coverage for BlackRock proprietary products and that research may be obtained with soft dollars.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP BlackRock Global Allocation Fund–76

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP BlackRock Global Allocation Fund–77

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP BlackRock Global Allocation Fund–78

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP BlackRock Global Allocation Fund–79

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP BlackRock Global Allocation Fund–80

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock Global Allocation Fund–81

LVIP BlackRock Global Allocation Managed Risk Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP BlackRock Global Allocation Managed Risk Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Global Allocation Managed Risk Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Milliman Financial Risk Management LLC
BlackRock Investment Management LLC
The Fund returned (17.78)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its composite benchmark, the BlackRock Global Allocation Composite1, returned (15.64)% and its broad-based benchmark index, the S&P 500® Index2, returned (18.11)%.
2022 was an extremely challenging year with global equity markets down 18% (as measured by the MSCI World Index3), and global bond markets down 16% (as measured by the Bloomberg Global Aggregate Index4). Market volatility was driven by multi-decade high levels of inflation, that proved to be more persistent than initially expected following a period of supply chain bottlenecks, the Russian invasion of the Ukraine, and in turn hawkish central bank policy to combat higher prices.
 For the year-to-date period ended December 31, 2022, the Fund performed in line with its composite benchmark
As of December 31, 2021, the Fund was underweight equities (-7%) and fixed income (-11%), overweight cash equivalents (+18%), and had minimal exposure to commodities (<1%). Within equities, the Fund's largest overweights were energy and communication services, and largest underweights were financials, industrials, consumer staples, information technology and real estate. Within fixed income, the Fund was underweight developed market government bonds, and overweight credit, securitized debt and bank loans. From a duration perspective, the total portfolio duration was 1.7 years, up from 0.3 years as of December 31, 2021, vs. a benchmark duration of 2.4 years (total portfolio duration assumes equity duration of 0). From a currency perspective, the Fund had a modest overweight to the U.S. dollar, though down from prior months, and underweight the Chinese yuan.
Within equities, an overweight to energy, as compared to the composite benchmark, positively impacted returns. Tactical short positioning on U.S. index futures, implemented to help manage the overall beta of the portfolio, contributed to performance. Stock selection within communication services added to returns. Within fixed income, exposure to securitized assets positively impacted performance. Exposure to cash and cash equivalents, held in lieu of fixed income (zero duration U.S. fixed income) as a hedge against equities, was the largest contributor over the period. Currency management, notably an underweight to the euro and overweight to the U.S. dollar, was additive.
Within equities, security selection within industrials and information technology detracted from performance. An overweight to and security selection within consumer discretionary negatively impacted returns. An underweight to consumer staples and financials also detracted. Within fixed income, an underweight to developed market government bonds relative to the reference benchmark, notably Japanese government bonds, weighed on performance.
The Fund uses derivatives, which may include options, futures, swaps and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets.
From a LIBOR perspective, total exposure to LIBOR-related securities was 4.5% as of December 31, 2022, down from 4.9% from the previous year-end. The team continues to monitor exposure and follow firm guidelines on the LIBOR transition.
Due to a difficult market environment with high equity and cross-asset volatility, repeated V-shaped markets and unprecedented positive equity-bond correlation, the risk management overlay of the Fund reduced Fund volatility materially but had a negative impact on relative performance in 2022.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Alex Zeng
Milliman Financial Risk Management LLC:	Jeff Greco
Maria Schiopu
Adam Schenck
Underlying Fund Portfolio Managers:
BlackRock Investment Management LLC:	Russ Koesterich
David Clayton
Rick Rieder
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP BlackRock Global Allocation Managed Risk Fund–1

LVIP BlackRock Global Allocation Managed Risk Fund
2022 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 5/1/13 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Global Allocation Managed Risk Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,662 for the Standard Class shares and to $12,241 for the Service Class shares. For comparison, look at how the BlackRock Global Allocation Composite and S&P 500® Index did from 5/1/13 through 12/31/22. The same $10,000 investment would have increased to $16,340 and $28,966, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 17.78%
Five Years	+ 1.21%
Inception (5/1/13)	+ 2.47%
Service Class Shares
One Year	- 18.06%
Five Years	+ 0.85%
Inception (5/1/13)	+ 2.11%
1. The BlackRock Global Allocation Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The BlackRock Global Allocation Composite is constructed as follows: 36% ICE Bank of America 5-Yr US Treasury Bond Index; 24% FTSE Non-U.S. Dollar World Government Bond Index; 24% S&P 500® Index; and 16% FTSE World Ex US.
2. The S&P 500®Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
3. The MSCI World Index (net dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
4.The Bloomberg Global Aggregate Index measures the performance of the global investment grade, fixed-rate bond markets. The benchmark includes government, government-related and corporate bonds, as well as asset-backed, mortgage-backed and commercial mortgage-backed securities from both developed and emerging markets issuers.

LVIP BlackRock Global Allocation Managed Risk Fund–2

LVIP BlackRock Global Allocation Managed Risk Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$977.40	0.14%	$0.70
Service Class Shares	1,000.00	975.70	0.49%	2.44
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.50	0.14%	$0.71
Service Class Shares	1,000.00	1,022.80	0.49%	2.50

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP BlackRock Global Allocation Managed Risk Fund–3

LVIP BlackRock Global Allocation Managed Risk Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	96.09%
Investment Company	96.09%
Global Multi-Asset Fund	96.09%
Unaffiliated Investment	2.36%
Investment Company	2.36%
Money Market Fund	2.36%
Total Investments	98.45%
Receivables and Other Assets Net of Liabilities	1.55%
Total Net Assets	100.00%
LVIP BlackRock Global Allocation Managed Risk Fund–4

LVIP BlackRock Global Allocation Managed Risk Fund
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–96.09%
INVESTMENT COMPANY–96.09%
Global Multi-Asset Fund–96.09%
✧✧Lincoln Variable Insurance Products Trust– LVIP BlackRock Global Allocation Fund	65,631,872	$ 682,243,311
Total Affiliated Investment (Cost $656,076,630)		682,243,311

UNAFFILIATED INVESTMENT–2.36%
INVESTMENT COMPANY–2.36%
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT (continued)
Money Market Fund–2.36%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	16,723,106	$ 16,723,106
Total Unaffiliated Investment (Cost $16,723,106)		16,723,106

TOTAL INVESTMENTS–98.45% (Cost $672,799,736)	698,966,417
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.55%	11,034,762
NET ASSETS APPLICABLE TO 71,290,650 SHARES OUTSTANDING–100.00%	$710,001,179

✧✧ Standard Class shares.

The following futures contracts were outstanding at December 31, 2022:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
(56)	Australian Dollar	$ (3,823,960)	$ (3,781,105)	3/13/23	$ —	$ (42,855)
(113)	British Pound	(8,534,325)	(8,682,558)	3/13/23	148,233	—
(147)	Euro	(19,760,475)	(19,672,182)	3/13/23	—	(88,293)
(97)	Japanese Yen	(9,344,737)	(8,953,253)	3/13/23	—	(391,484)
(10)	Swedish Krona	(1,924,200)	(1,949,885)	3/13/23	25,685	—
					173,918	(522,632)
Equity Contracts:
(49)	E-mini MSCI Emerging Markets Index	(2,350,530)	(2,368,293)	3/17/23	17,763	—
(18)	E-mini Russell 2000 Index	(1,593,810)	(1,608,729)	3/17/23	14,919	—
(376)	E-mini S&P 500 Index	(72,586,800)	(73,788,938)	3/17/23	1,202,138	—
(57)	E-mini S&P MidCap 400 Index	(13,922,820)	(13,997,180)	3/17/23	74,360	—
(448)	Euro STOXX 50 Index	(18,151,398)	(18,553,564)	3/17/23	402,166	—
(92)	FTSE 100 Index	(8,303,940)	(8,241,596)	3/17/23	—	(62,344)
(89)	OMXS 30 Index	(1,741,645)	(1,777,953)	1/20/23	36,308	—
(30)	SPI 200 Index	(3,570,378)	(3,623,788)	3/16/23	53,410	—
(62)	TOPIX Index	(8,935,766)	(9,162,360)	3/9/23	226,594	—
					2,027,658	(62,344)
Total Futures Contracts					$2,201,576	$(584,976)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022. Only current day variation margin is reported on the Statement of Assets and Liabilities.

LVIP BlackRock Global Allocation Managed Risk Fund–5

LVIP BlackRock Global Allocation Managed Risk Fund
Schedule of Investments (continued)
Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OMXS–Stockholm Stock Exchange
S&P–Standard & Poor’s
SPI–Swiss Performance Index
TOPIX–Tokyo Stock Price Index
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Allocation Managed Risk Fund–6

LVIP BlackRock Global Allocation Managed Risk Fund
Statement of Assets and Liabilities
December 31, 2022
ASSETS:
Affiliated investments, at value	$682,243,311
Unaffiliated investments, at value	16,723,106
Cash collateral held at broker for futures contracts	8,929,903
Receivable for securities sold	4,569,950
Variation margin due from broker on futures contracts	1,564,258
Dividends and interest receivable	66,428
Receivable for fund shares sold	21,562
Prepaid expenses	3,102
TOTAL ASSETS	714,121,620
LIABILITIES:
Due to custodian	3,633,305
Due to manager and affiliates	279,097
Payable for fund shares redeemed	170,794
Other accrued expenses payable	37,245
TOTAL LIABILITIES	4,120,441
TOTAL NET ASSETS	$710,001,179
Affiliated investments, at cost	$656,076,630
Unaffiliated investments, at cost	16,723,106
Standard Class:
Net Assets	$ 70,249
Shares Outstanding	7,006
Net Asset Value Per Share	$ 10.027
Service Class:
Net Assets	$709,930,930
Shares Outstanding	71,283,644
Net Asset Value Per Share	$ 9.959
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$773,116,170
Distributable earnings/(accumulated loss)	(63,114,991)
TOTAL NET ASSETS	$710,001,179
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Allocation Managed Risk Fund–7

LVIP BlackRock Global Allocation Managed Risk Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends from affiliated investments	$ 2,608,424
Dividends from unaffiliated investments	484,794
3,093,218
EXPENSES:
Distribution fees-Service Class	2,780,395
Management fees	1,191,713
Shareholder servicing fees	230,398
Accounting and administration expenses	129,998
Professional fees	44,114
Trustees’ fees and expenses	26,658
Custodian fees	15,604
Reports and statements to shareholders	15,022
Consulting fees	3,130
Pricing fees	1,017
Other	72,933
4,510,982
Less:
Management fees waived	(595,856)
Total operating expenses	3,915,126
NET INVESTMENT LOSS	(821,908)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	5,352,198
Distributions from affiliated investment companies	19,525,241
Foreign currencies	(40,064)
Futures contracts	(27,730,238)
Net realized loss	(2,892,863)
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(166,024,972)
Foreign currencies	26,198
Futures contracts	1,060,730
Net change in unrealized appreciation (depreciation)	(164,938,044)
NET REALIZED AND UNREALIZED LOSS	(167,830,907)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(168,652,815)
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Allocation Managed Risk Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$ (821,908)	$ 9,433,398
Net realized gain (loss)	(2,892,863)	47,484,787
Net change in unrealized appreciation (depreciation)	(164,938,044)	11,994,388
Net increase (decrease) in net assets resulting from operations	(168,652,815)	68,912,573
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(2,174)	(4,329)
Service Class	(19,584,501)	(43,222,401)
	(19,586,675)	(43,226,730)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	1,511	1,743
Service Class	16,499,241	30,941,157
Reinvestment of dividends and distributions:
Standard Class	2,174	4,329
Service Class	19,584,501	43,222,401
	36,087,427	74,169,630
Cost of shares redeemed:
Standard Class	(5,120)	(4,735)
Service Class	(93,310,303)	(100,394,000)
	(93,315,423)	(100,398,735)
Decrease in net assets derived from capital share transactions	(57,227,996)	(26,229,105)
NET DECREASE IN NET ASSETS	(245,467,486)	(543,262)
NET ASSETS:
Beginning of year	955,468,665	956,011,927
End of year	$ 710,001,179	$ 955,468,665
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Allocation Managed Risk Fund–8

LVIP BlackRock Global Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Global Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 12.585	$ 12.272	$ 11.280	$ 10.008	$ 10.789
Income (loss) from investment operations:
Net investment income[1]	0.027	0.171	0.069	0.090	0.088
Net realized and unrealized gain (loss)	(2.266)	0.778	1.149	1.563	(0.869)
Total from investment operations	(2.239)	0.949	1.218	1.653	(0.781)
Less dividends and distributions from:
Net investment income	(0.319)	(0.636)	(0.226)	(0.252)	—
Net realized gain	—	—	—	(0.129)	—
Total dividends and distributions	(0.319)	(0.636)	(0.226)	(0.381)	—
Net asset value, end of period	$ 10.027	$ 12.585	$ 12.272	$ 11.280	$ 10.008
Total return[2]	(17.78%)	7.74%	10.81%	16.63%	(7.24%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 70	$ 90	$ 86	$ 168	$ 164
Ratio of expenses to average net assets[3]	0.14%	0.13%	0.15%	0.14%	0.14%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.22%	0.21%	0.22%	0.41%	0.81%
Ratio of net investment income to average net assets	0.25%	1.33%	0.62%	0.83%	0.82%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.17%	1.25%	0.55%	0.56%	0.15%
Portfolio turnover	3%	6%	4%	104% [4]	8%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[4]	As a result of changes in the Fund’s investment strategy, the portfolio turnover exceeded 100%.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Allocation Managed Risk Fund–9

LVIP BlackRock Global Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Global Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 12.498	$ 12.190	$ 11.209	$ 9.911	$ 10.722
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.011)	0.124	0.030	0.051	0.050
Net realized and unrealized gain (loss)	(2.248)	0.773	1.136	1.548	(0.861)
Total from investment operations	(2.259)	0.897	1.166	1.599	(0.811)
Less dividends and distributions from:
Net investment income	(0.280)	(0.589)	(0.185)	(0.172)	—
Net realized gain	—	—	—	(0.129)	—
Total dividends and distributions	(0.280)	(0.589)	(0.185)	(0.301)	—
Net asset value, end of period	$ 9.959	$ 12.498	$ 12.190	$ 11.209	$ 9.911
Total return[2]	(18.06%)	7.36%	10.42%	16.22%	(7.56%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 709,931	$955,379	$955,926	$944,482	$899,033
Ratio of expenses to average net assets[3]	0.49%	0.48%	0.50%	0.49%	0.49%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.57%	0.56%	0.57%	0.76%	1.16%
Ratio of net investment income (loss) to average net assets	(0.10%)	0.98%	0.27%	0.48%	0.47%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.18%)	0.90%	0.20%	0.21%	(0.20%)
Portfolio turnover	3%	6%	4%	104% [4]	8%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[4]	As a result of changes in the Fund’s investment strategy, the portfolio turnover exceeded 100%.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Allocation Managed Risk Fund–10

LVIP BlackRock Global Allocation Managed Risk Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Global Allocation Managed Risk Fund(the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the LVIP BlackRock Global Allocation Fund (collectively, the "Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The LVIP BlackRock Global Allocation Fund, which is sub-advised by an unaffiliated sub-adviser, invests primarily in a portfolio of equity, debt and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that  invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation – The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP BlackRock Global Allocation Managed Risk Fund–11

LVIP BlackRock Global Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.15% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.075% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Fund's managed risk strategy. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$57,254
Legal	10,177
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $6,181 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$ 46,110
Distribution fees payable to LFD	215,158
Shareholder servicing fees payable to Lincoln Life	17,829
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP BlackRock Global Allocation Managed Risk Fund–12

LVIP BlackRock Global Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2022, were as follows:
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-96.09%@
Global Multi-Asset Fund-96.09%@
✧✧LVIP BlackRock Global Allocation Fund	$928,380,823	$25,799,287	$111,264,025	$5,352,198	$(166,024,972)	$682,243,311	65,631,872	$2,608,424	$19,525,241

@ As a percentage of Net Assets as of December 31, 2022.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$ 25,799,287
Sales	111,264,025
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$672,926,245
Aggregate unrealized appreciation of investments and derivatives	$ 27,151,419
Aggregate unrealized depreciation of investments and derivatives	(765,890)
Net unrealized appreciation of investments and derivatives	$ 26,385,529
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP BlackRock Global Allocation Managed Risk Fund–13

LVIP BlackRock Global Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$682,243,311	$—	$—	$682,243,311
Unaffiliated Investment Company	16,723,106	—	—	16,723,106
Total Investments	$698,966,417	$—	$—	$698,966,417
Derivatives:
Assets:
Futures Contracts	$ 2,201,576	$—	$—	$ 2,201,576
Liabilities:
Futures Contracts	$ (584,976)	$—	$—	$ (584,976)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$19,586,675	$43,226,730
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 89,126
Capital loss carryforward	(89,389,527)
Other temporary differences	(200,119)
Net unrealized appreciation	26,385,529
Distributable earnings/(accumulated loss)	$(63,114,991)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2022, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$39,172,617	$50,216,910	$89,389,527
LVIP BlackRock Global Allocation Managed Risk Fund–14

LVIP BlackRock Global Allocation Managed Risk Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	133	136
Service Class	1,525,309	2,430,098
Shares reinvested:
Standard Class	218	343
Service Class	1,976,053	3,447,637
	3,501,713	5,878,214
Shares redeemed:
Standard Class	(475)	(364)
Service Class	(8,660,080)	(7,853,249)
	(8,660,555)	(7,853,613)
Net decrease	(5,158,842)	(1,975,399)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2022, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
Fair values of derivative instruments as of December 31, 2022 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due from broker on futures contracts	$2,027,658	Variation margin due from broker on futures contracts	$ (62,344)
Futures contracts (Currency contracts)*	Variation margin due from broker on futures contracts	173,918	Variation margin due from broker on futures contracts	(522,632)
Total		$2,201,576		$(584,976)

LVIP BlackRock Global Allocation Managed Risk Fund–15

LVIP BlackRock Global Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(20,686,622)	$1,435,480
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(983,492)	(374,750)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(6,060,124)	—
Total		$(27,730,238)	$1,060,730
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$38,819,702	$153,870,914
9. Risk Factors
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP BlackRock Global Allocation Managed Risk Fund–16

LVIP BlackRock Global Allocation Managed Risk Fund
Notes to Financial Statements (continued)
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock Global Allocation Managed Risk Fund–17

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock Global Allocation Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP BlackRock Global Allocation Managed Risk Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP BlackRock Global Allocation Managed Risk Fund–18

LVIP BlackRock Global Allocation Managed Risk Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data and Milliman, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar, Broadridge and Milliman provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a risk management strategy using up to 20% of the Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Underlying Sleeve”). The Board considered that the risk management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of each Fund; and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve, both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2022. The Board considered complex-wide information provided by Broadridge that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information provide by Broadridge. The Board also considered an impact analysis provided by LIAC of the overlay/cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a custom benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP BlackRock Global Allocation Managed Risk Fund–19

LVIP BlackRock Global Allocation Managed Risk Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Fund's Risk-Management Sleeve to Milliman and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the risk management overlay model. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.
The Board reviewed the performance of the Fund. In its review, the Board considered the total return and standard deviation data provided by each of Broadridge comparing the performance of the Fund and Morningstar comparing the performance of the Fund’s Underlying Sleeve to peer group information of funds included in the Morningstar Global Allocation funds category and the Fund’s custom benchmark index, the BlackRock Global Allocation Composite, and a risk controlled benchmark. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2023. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. The Board considered that the Morningstar peer group for the Fund contained a limited number of funds. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement. The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman. It also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model. The Board also considered a presentation by representatives of Milliman regarding the performance of the Funds subadvised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that the services provided by Milliman were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for Milliman. The Board considered that LIAC compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Fund such as favorable publicity in relevant markets.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP BlackRock Global Allocation Managed Risk Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP BlackRock Global Allocation Managed Risk Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP BlackRock Global Allocation Managed Risk Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP BlackRock Global Allocation Managed Risk Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP BlackRock Global Allocation Managed Risk Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock Global Allocation Managed Risk Fund–25

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Investment Management LLC
Milliman Financial Risk Management LLC
The Fund returned (16.52)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its composite benchmark, the BlackRock Global Growth ETF Allocation Composite1, returned (14.05)% and its broad-based benchmark index, the Bloomberg U.S. Aggregate Bond Index2, returned (13.01)%.
The fourth quarter of 2022 wrapped up one of the most notable years in market history. A sea change in the investment landscape occurred in 2022 resulting from a dramatic increase in inflation and subsequent reversal in the 40-year trend of falling US interest rates. 2022 ended with a total of 425 basis points in rate hikes by the US Federal Reserve (Fed). And while the Fed announced a final hike of 50 basis points in December, marking a deceleration from the previous 4 consecutive 75 basis point hikes, it emphasized its commitment to fighting inflation.
While Emerging Markets struggled for most of the year, they experienced a bounce back in the fourth quarter. This was largely due to the announcement of China easing their zero-COVID policy restrictions.
Although both the bond market (represented by the Bloomberg US Aggregate Bond Index) and the stock market (S&P 500® Index3) finished the year in negative territory, Q4 provided some relief, as they rebounded 1.9% and 7.6% respectively. Emerging Market (MSCI Emerging Market Index4) stocks also rallied, up 9.7% for the quarter. Developed markets outside the US (MSCI EAFE Index5), however, led the rebound by finishing the last quarter of 2022 up 17.3%. Much of this return came on the back of weakness in USD. Commodities (Dow Jones Commodity Index6) closed out 2022 with a return of 20.6%, resuming the massive gains achieved in Q1.
Due to a difficult market environment with high equity and cross-asset volatility, repeated V-shaped markets and unprecedented positive equity-bond correlation, the risk management overlay of the Fund reduced Fund volatility materially but had a negative impact on relative performance in 2022.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Alex Zeng
BlackRock Investment Management LLC:	Paul Whitehead
Greg Savage
Amy Whitelaw
Milliman Financial Risk Management
LLC:	Jeff Greco
Anthony Nese
Maria Schiopu
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/2/16 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund shares on 5/2/16 (commencement of operations). As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,853 for the Standard Class shares and to $12,556 for the Service Class shares. For comparison, look at how the BlackRock Global Growth ETF Allocation Composite and Bloomberg U.S. Aggregate Bond Index did from 5/2/16 through 12/31/22. The same $10,000 investment would have increased to $14,927 and $10,288, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–1

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
2022 Annual Report Commentary (unaudited) (continued)
company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 16.52%
Five Years	+ 1.90%
Inception (5/2/16)	+ 3.84%
Service Class Shares
One Year	- 16.81%
Five Years	+ 1.54%
Inception (5/2/16)	+ 3.47%
1.The BlackRock Global Growth ETF Allocation Composite is constructed as follows: 30% Bloomberg U.S. Aggregate Bond Index, 6% MSCI Emerging Markets Min Vol Index,13% MSCI EAFE Minimum Volatility Index, 22% S&P 500® Index,19% MSCI USA Minimum Volatility Index, 5% S&P Mid Cap 400® Index and 5% Russell 2000® Index.
2.The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3.The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
4.The MSCI Emerging Market Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
5.The MSCI EAFE Index (net dividends) is an equity index which captures large and mid-cap representation across 21 Developed Markets countries around the world, excluding the US and Canada. With 829 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
6.The Dow Jones Commodity Index (DJCI) is a weighted index that tracks a wide range of 28 different commodity futures contracts, including metals, agricultural products, and energy commodities such as oil and gas.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–2

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$976.60	0.32%	$1.59
Service Class Shares	1,000.00	974.90	0.67%	3.34
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.60	0.32%	$1.63
Service Class Shares	1,000.00	1,021.90	0.67%	3.41

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–3

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Investment Companies	99.24%
Equity Funds	49.45%
Fixed Income Funds	28.35%
International Equity Funds	18.71%
Money Market Fund	2.73%
Total Investments	99.24%
Receivables and Other Assets Net of Liabilities	0.76%
Total Net Assets	100.00%
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–4

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–99.24%
Equity Funds–49.45%
iShares Core S&P 500 ETF	240,087	$ 92,243,826
iShares Core S&P Mid-Cap ETF	90,938	21,996,993
iShares Edge MSCI Min Vol USA ETF	1,120,982	80,822,802
iShares Russell 2000 ETF	114,948	20,042,334
		215,105,955
Fixed Income Funds–28.35%
iShares Broad USD Investment Grade Corporate Bond ETF	427,542	20,996,588
iShares Core U.S. Aggregate Bond ETF	630,168	61,119,994
iShares Core U.S. Treasury Bond ETF	901,698	20,486,579
iShares MBS ETF	223,054	20,688,258
		123,291,419
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
International Equity Funds–18.71%
iShares Edge MSCI Min Vol EAFE ETF	890,044	$ 56,593,448
iShares Edge MSCI Min Vol Emerging Markets ETF	467,073	24,778,222
		81,371,670
Money Market Fund–2.73%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	11,875,487	11,875,487
		11,875,487
Total Investment Companies (Cost $375,254,813)		431,644,531

TOTAL INVESTMENTS–99.24% (Cost $375,254,813)	431,644,531
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.76%	3,325,326
NET ASSETS APPLICABLE TO 40,524,313 SHARES OUTSTANDING–100.00%	$434,969,857
NET ASSET VALUE PER SHARE–LVIP BLACKROCK GLOBAL GROWTH ETF ALLOCATION MANAGED RISK FUND STANDARD CLASS ($47,102,327 / 4,382,845 Shares)	$10.747
NET ASSET VALUE PER SHARE–LVIP BLACKROCK GLOBAL GROWTH ETF ALLOCATION MANAGED RISK FUND SERVICE CLASS ($387,867,530 / 36,141,468 Shares)	$10.732
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$447,122,486
Distributable earnings/(accumulated loss)	(12,152,629)
TOTAL NET ASSETS	$434,969,857

★ Includes $2,895,864 cash collateral held at broker for futures contracts, $684,524 variation margin due from broker on futures contracts, $1,275,217 payable for securities purchased, $29,330 payable for fund shares redeemed, $46,017 other accrued expenses payable and $219,723 due to manager and affiliates as of December 31, 2022.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–5

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Statement of Net Assets (continued)
The following futures contracts were outstanding at December 31, 2022:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
(12)	Australian Dollar	$ (819,420)	$ (806,646)	3/13/23	$ —	$ (12,774)
(25)	British Pound	(1,888,125)	(1,907,088)	3/13/23	18,963	—
(34)	Euro	(4,570,450)	(4,542,643)	3/13/23	—	(27,807)
(22)	Japanese Yen	(2,119,425)	(2,036,492)	3/13/23	—	(82,933)
(3)	Swedish Krona	(577,260)	(585,228)	3/13/23	7,968	—
					26,931	(123,514)
Equity Contracts:
(60)	E-mini MSCI Emerging Markets Index	(2,878,200)	(2,889,134)	3/17/23	10,934	—
(39)	E-mini Russell 2000 Index	(3,453,255)	(3,450,530)	3/17/23	—	(2,725)
(120)	E-mini S&P 500 Index	(23,166,000)	(23,233,900)	3/17/23	67,900	—
(27)	E-mini S&P MidCap 400 Index	(6,595,020)	(6,543,334)	3/17/23	—	(51,686)
(100)	Euro STOXX 50 Index	(4,051,651)	(4,087,744)	3/17/23	36,093	—
(22)	FTSE 100 Index	(1,985,725)	(1,956,873)	3/17/23	—	(28,852)
(20)	OMXS 30 Index	(391,380)	(393,380)	1/20/23	2,000	—
(7)	SPI 200 Index	(833,088)	(842,683)	3/16/23	9,595	—
(14)	TOPIX Index	(2,017,754)	(2,056,411)	3/9/23	38,657	—
					165,179	(83,263)
Total Futures Contracts					$192,110	$(206,777)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022.

Summary of Abbreviations:
EAFE–Europe Australasia Far East
ETF–Exchange-Traded Fund
FTSE–Financial Times Stock Exchange
MBS–Mortgage-Backed Security
MSCI–Morgan Stanley Capital International
OMXS–Stockholm Stock Exchange
S&P–Standard & Poor’s
SPI–Swiss Performance Index
TOPIX–Tokyo Stock Price Index
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–6

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends	$ 8,821,851
EXPENSES:
Distribution fees-Service Class	1,493,220
Management fees	1,185,999
Shareholder servicing fees	137,576
Accounting and administration expenses	105,120
Professional fees	37,551
Custodian fees	19,316
Trustees’ fees and expenses	15,813
Reports and statements to shareholders	8,358
Consulting fees	3,617
Pricing fees	1,064
Other	15,123
3,022,757
Less:
Management fees waived	(23,720)
Total operating expenses	2,999,037
NET INVESTMENT INCOME	5,822,814
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	1,635,356
Foreign currencies	(34,579)
Futures contracts	(14,207,531)
Net realized loss	(12,606,754)
Net change in unrealized appreciation (depreciation) of:
Investments	(84,322,622)
Foreign currencies	8,872
Futures contracts	(370,097)
Net change in unrealized appreciation (depreciation)	(84,683,847)
NET REALIZED AND UNREALIZED LOSS	(97,290,601)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(91,467,787)
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 5,822,814	$ 4,748,150
Net realized gain (loss)	(12,606,754)	17,133,775
Net change in unrealized appreciation (depreciation)	(84,683,847)	39,854,121
Net increase (decrease) in net assets resulting from operations	(91,467,787)	61,736,046
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(2,404,562)	(2,157,102)
Service Class	(19,143,058)	(19,744,717)
	(21,547,620)	(21,901,819)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	7,446,022	4,956,593
Service Class	17,878,569	29,421,475
Reinvestment of dividends and distributions:
Standard Class	2,404,562	2,157,102
Service Class	19,143,058	19,744,717
	46,872,211	56,279,887
Cost of shares redeemed:
Standard Class	(3,036,699)	(5,948,494)
Service Class	(47,434,605)	(66,605,436)
	(50,471,304)	(72,553,930)
Decrease in net assets derived from capital share transactions	(3,599,093)	(16,274,043)
NET INCREASE (DECREASE) IN NET ASSETS	(116,614,500)	23,560,184
NET ASSETS:
Beginning of year	551,584,357	528,024,173
End of year	$ 434,969,857	$551,584,357
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–7

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 13.578	$ 12.586	$ 12.526	$ 10.843	$ 11.390
Income (loss) from investment operations:
Net investment income[1]	0.182	0.161	0.187	0.275	0.240
Net realized and unrealized gain (loss)	(2.429)	1.426	0.060	1.682	(0.583)
Total from investment operations	(2.247)	1.587	0.247	1.957	(0.343)
Less dividends and distributions from:
Net investment income	(0.181)	(0.171)	(0.187)	(0.235)	(0.204)
Net realized gain	(0.403)	(0.424)	—	(0.039)	—
Total dividends and distributions	(0.584)	(0.595)	(0.187)	(0.274)	(0.204)
Net asset value, end of period	$ 10.747	$ 13.578	$ 12.586	$ 12.526	$ 10.843
Total return[2]	(16.52%)	12.69%	1.98%	18.06%	(3.01%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 47,102	$ 51,501	$46,782	$ 32,853	$ 22,504
Ratio of expenses to average net assets[3]	0.31%	0.30%	0.32%	0.32%	0.32%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.32%	0.31%	0.32%	0.32%	0.32%
Ratio of net investment income to average net assets	1.55%	1.21%	1.55%	2.30%	2.09%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.54%	1.20%	1.55%	2.30%	2.09%
Portfolio turnover	5%	6%	18%	2%	4%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–8

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 13.557	$ 12.569	$ 12.511	$ 10.837	$ 11.388
Income (loss) from investment operations:
Net investment income[1]	0.141	0.114	0.144	0.233	0.199
Net realized and unrealized gain (loss)	(2.424)	1.423	0.058	1.678	(0.579)
Total from investment operations	(2.283)	1.537	0.202	1.911	(0.380)
Less dividends and distributions from:
Net investment income	(0.139)	(0.125)	(0.144)	(0.198)	(0.171)
Net realized gain	(0.403)	(0.424)	—	(0.039)	—
Total dividends and distributions	(0.542)	(0.549)	(0.144)	(0.237)	(0.171)
Net asset value, end of period	$ 10.732	$ 13.557	$ 12.569	$ 12.511	$ 10.837
Total return[2]	(16.81%)	12.31%	1.62%	17.64%	(3.34%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 387,868	$500,084	$481,243	$474,383	$326,656
Ratio of expenses to average net assets[3]	0.66%	0.65%	0.67%	0.67%	0.67%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.67%	0.66%	0.67%	0.67%	0.67%
Ratio of net investment income to average net assets	1.20%	0.86%	1.20%	1.95%	1.74%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.19%	0.85%	1.20%	1.95%	1.74%
Portfolio turnover	5%	6%	18%	2%	4%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–9

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in iShares Exchange-Traded Funds (“Underlying ETFs”) or financial instruments that provide exposure to such Underlying ETFs (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at http://www.sec.gov.
The Fund’s investment objective is to seek a balance between current income and growth of capital, with a greater emphasis on growth of capital.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.
 Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–10

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays BlackRock a fee based on the Fund’s average daily net assets.
Milliman Financial Risk Management LLC (“Milliman”) is responsible for managing the Fund’s managed risk strategy. For these services, LIAC, not the Fund, pays Milliman a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$33,971
Legal	6,096
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $2,103 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–11

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$ 91,762
Distribution fees payable to LFD	117,099
Shareholder servicing fees payable to Lincoln Life	10,862
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$24,206,890
Sales	56,557,246
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$379,941,280
Aggregate unrealized appreciation of investments and derivatives	$ 72,111,915
Aggregate unrealized depreciation of investments and derivatives	(20,349,654)
Net unrealized appreciation of investments and derivatives	$ 51,762,261
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–12

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment Companies	$431,644,531	$—	$—	$431,644,531
Derivatives:
Assets:
Futures Contracts	$ 192,110	$—	$—	$ 192,110
Liabilities:
Futures Contracts	$ (206,777)	$—	$—	$ (206,777)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$17,246,970	$14,839,288
Long-term capital gains	4,300,650	7,062,531
Total	$21,547,620	$21,901,819
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 47,460
Capital loss carryforward	(14,540,784)
Other temporary differences	(49,421,566)
Net unrealized appreciation	51,762,261
Distributable earnings/(accumulated loss)	$(12,152,629)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2022, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$4,793,137	$9,747,647	$14,540,784
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–13

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	622,802	374,148
Service Class	1,495,278	2,219,397
Shares reinvested:
Standard Class	222,760	160,044
Service Class	1,778,275	1,470,794
	4,119,115	4,224,383
Shares redeemed:
Standard Class	(255,647)	(458,213)
Service Class	(4,020,512)	(5,088,740)
	(4,276,159)	(5,546,953)
Net decrease	(157,044)	(1,322,570)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2022, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
Fair values of derivative instruments as of December 31, 2022 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$165,179	Receivables and other assets net of liabilities	$ (83,263)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	26,931	Receivables and other assets net of liabilities	(123,514)
Total		$192,110		$(206,777)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–14

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(12,844,111)	$(261,165)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(207,980)	(108,932)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(1,155,440)	—
Total		$(14,207,531)	$(370,097)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$14,670,548	$73,604,570
9. Risk Factors
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–15

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–17

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with the subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar, Broadridge and the applicable subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a risk management strategy using up to 20% of net assets (the “Risk-Management Sleeve”) and that at least 80% of the Fund’s net assets are invested by BlackRock Investment Management, LLC (“BlackRock”) in underlying funds (the “Underlying Sleeve”). The Board considered that the risk management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of the Fund; and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve, both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods ended March 31, 2022. The Board considered complex-wide information provided by Broadridge that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information by Broadridge. The Board also considered an impact analysis provided by LIAC of the overlay/cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a custom benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–18

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Fund’s Risk-Management Sleeve to Milliman Financial Risk Management LLC (“Milliman”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, and monitoring of the implementation of the risk management overlay model. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.
The Board considered that LIAC has delegated the day-to-day investment management of the Fund’s Underlying Sleeve to an unaffiliated subadviser responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. The Board also considered that the Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the net expense ratio (including AFFE) of the Morningstar peer group median. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented a partial advisory fee waiver for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Managed Volatility Sleeve - Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement. The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman. It also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model. The Board also considered a presentation by representatives of Milliman regarding the performance of the Funds subadvised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that the services provided by Milliman were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for Milliman. The Board considered that LIAC compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Fund such as favorable publicity in relevant markets.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–19

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Other Fund Information (unaudited) (continued)
Underlying Sleeve – Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the subadviser manages the Underlying Fund Sleeve of the Fund. The Board reviewed the performance of the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund. In its review, the Board considered the total return and standard deviation data provided by each of Broadridge comparing the performance of the Fund and Morningstar comparing the performance of the Fund’s Underlying Sleeve, to peer group information of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and the Fund’s custom benchmark index, the BlackRock Global Growth ETF Allocation Index, and a risk control benchmark. The Board concluded that the services provided by BlackRock to the Fund were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund’s subadvisory fee schedule, which contains a breakpoint, and noted BlackRock’s statement that it advised no comparable registered funds using the same strategy with the same portfolio management team. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board noted that the subadvisory fee schedules were negotiated between LIAC and BlackRock, an unaffiliated third party, and that LIAC compensates BlackRock from its fees. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, provides potential scale-related benefits, may increase analyst coverage and sales of BlackRock proprietary products and that BlackRock receives a unitary management fee from the underlying BlackRock sponsored funds in which the Fund invests and the subadvisory fee.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–25

LVIP BlackRock Global Real Estate Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP BlackRock Global Real Estate Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Global Real Estate Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Investment Management, LLC
The Fund returned (28.64%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the FTSE EPRA/NAREIT Developed Index1, returned (25.09%).
Global real estate equities were under extreme pressure over 2022, finishing the period down (25.1%) (USD), as represented by the FTSE EPRA/NAREIT Developed Index. Global central banks continued to tighten monetary policy, albeit at a slower pace, in a bid to tame inflationary pressures that remain at historical levels, despite the potential impacts to growth and employment.
The Fund underperformed the benchmark for the year. This underperformance was primarily driven by the Fund’s allocation to APAC (Asia Pacific), where we saw the consolidation, then rapid easing of pandemic restrictions in China. EMEA (Europe, the Middle East and Africa) detraction was principally driven by the ramifications of Russia’s invasion of Ukraine on inflation and energy supplies. US detraction was mainly driven by the negative effects of higher interest rates on demand, as the Fed sought to tamp down rising prices. The sub-adviser’s risk stance, which had been based on a desire to have a balanced exposure to long duration, defensive stocks on the one hand and pro-cyclical growth stocks on the other, proved to be challenging. Both ends of the barbell were hit equally. There were also several stock-specific or idiosyncratic factors such as mergers & acquisitions that impacted performance. Throughout the year, the sub-adviser used forwards to hedge the Fund’s foreign exchange transactions exposure to the benchmark, and contracts for difference to replicate stock positions that represented up to 1% of the portfolio.
Market moves have been marked by three distinct phases in consensus thinking in 2022. In stage one, markets moved to price in a change in bond yields, i.e. cost of equity. As sovereign bond yields make up the foundation of the discount rate applied to practically every asset on the planet, the increase in yields seen from the start of the year reduced the valuation of most asset classes. In stage two, markets priced in the impact of increases to cost of debt, first in the early years of company cashflows and then across the full cashflow forecast and out into perpetuity – assuming that the age of ultra-low debt was over. In combination with the increased bond yields, the overall market cost of capital moved substantially in the first half of the year. In stage three, markets began to price in the impact of higher inflation, higher cost of capital and business and consumer confidence on economies. Consensus began to factor in the risk of top-line weakness, asset value declines and the resultant need for companies to take remedial action to shore up balance sheets.
The sub-adviser’s Relative Value Matrix model adjusts for changing sovereign bond yields in real time. The sustained uncertainty around rate hikes and inflation impacted the reaction of the sub-adviser’s models and portfolio construction to the change in the cost of debt and the trajectory of economies.
Portfolio Managers:
BlackRock Investment Management, LLC:	Mark Howard-Johnson
Alastair Gillespie
James Wilkinson
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Global Real Estate Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,334 for the Standard Class shares and to $13,005 for the Service Class shares. For comparison, look at how the FTSE EPRA/NAREIT Developed Index did over the same period. The same $10,000 investment would have increased to $13,429. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 28.64%
Five Years	+ 0.45%
Ten Years	+ 2.92%
Service Class Shares
One Year	- 28.82%
Five Years	+ 0.20%
Ten Years	+ 2.66%

LVIP BlackRock Global Real Estate Fund–1

LVIP BlackRock Global Real Estate Fund
2022 Annual Report Commentary (unaudited) (continued)
1.The FTSE EPRA/NAREIT Developed Index is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate.
LVIP BlackRock Global Real Estate Fund–2

LVIP BlackRock Global Real Estate Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$925.50	0.83%	$4.03
Service Class Shares	1,000.00	924.30	1.08%	5.24
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.10	0.83%	$4.23
Service Class Shares	1,000.00	1,019.80	1.08%	5.50

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP BlackRock Global Real Estate Fund–3

LVIP BlackRock Global Real Estate Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2022
Security Type/Country	Percentage of Net Assets
Common Stock	98.07%
Australia	6.18%
Belgium	1.06%
Canada	4.03%
France	0.93%
Germany	1.70%
Hong Kong	3.98%
Japan	10.86%
Republic of Korea	0.46%
Singapore	1.84%
Spain	2.54%
Sweden	1.25%
Switzerland	0.70%
United Kingdom	5.57%
United States	56.97%
Money Market Fund	1.74%
Total Investments	99.81%
Receivables and Other Assets Net of Liabilities	0.19%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Diversified Real Estate Activities	4.03%
Diversified REITs	5.20%
Health Care REITs	5.66%
Homebuilding	0.65%
Hotel & Resort REITs	2.50%
Industrial REITs	15.12%
Integrated Telecommunication Services	1.58%
Internet Services & Infrastructure	1.52%
Office REITs	12.60%
Real Estate Development	1.28%
Real Estate Operating Companies	5.67%
Residential REITs	11.81%
Retail REITs	11.76%
Specialized REITs	18.69%
Total	98.07%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Prologis, Inc.	5.13%
Equinix, Inc.	3.75%
Public Storage	3.24%
AvalonBay Communities, Inc.	3.23%
VICI Properties, Inc.	3.11%
Simon Property Group, Inc.	2.44%
Sun Communities, Inc.	2.31%
Invitation Homes, Inc.	2.24%
Rexford Industrial Realty, Inc.	2.19%
Ventas, Inc.	2.18%
Total	29.82%
LVIP BlackRock Global Real Estate Fund–4

LVIP BlackRock Global Real Estate Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–98.07%
Australia–6.18%
Centuria Capital Group	2,178,770	$ 2,529,224
Dexus	555,361	2,930,412
Goodman Group	252,200	2,980,893
GPT Group	410,138	1,172,819
National Storage REIT	2,392,713	3,779,463
†NEXTDC Ltd.	816,647	5,059,729
Region RE Ltd.	1,154,340	2,129,877
		20,582,417
Belgium–1.06%
VGP NV	22,366	1,862,662
Warehouses De Pauw CVA	57,948	1,656,212
		3,518,874
Canada–4.03%
Allied Properties Real Estate Investment Trust	261,825	4,950,310
Choice Properties Real Estate Investment Trust	246,627	2,688,489
Summit Industrial Income REIT	345,003	5,781,476
		13,420,275
France–0.93%
Cromwell European Real Estate Investment Trust	936,202	1,503,236
†Klepierre SA	68,609	1,581,216
		3,084,452
Germany–1.70%
Vonovia SE	240,564	5,670,406
		5,670,406
Hong Kong–3.98%
CK Asset Holdings Ltd.	694,000	4,272,233
Link REIT	701,200	5,147,526
Sun Hung Kai Properties Ltd.	236,000	3,229,128
Swire Properties Ltd.	229,200	582,584
		13,231,471
Japan–10.86%
Comforia Residential REIT, Inc.	141	318,657
†Daiwa House REIT Investment Corp.	1,248	2,790,027
†GLP J-Reit	907	1,045,635
Hulic Co. Ltd.	211,600	1,676,806
Japan Hotel REIT Investment Corp.	2,477	1,462,721
Japan Real Estate Investment Corp.	677	2,976,448
Kenedix Office Investment Corp.	875	2,133,496
Mitsubishi Estate Co. Ltd.	243,800	3,178,465
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Mitsui Fudosan Co. Ltd.	379,600	$ 6,990,957
†Mitsui Fudosan Logistics Park, Inc.	962	3,525,770
Nippon Building Fund, Inc.	927	4,153,276
†Nippon Prologis REIT, Inc.	480	1,128,315
Orix JREIT, Inc.	1,821	2,587,752
Sekisui House Ltd.	122,400	2,176,321
		36,144,646
Republic of Korea–0.46%
ESR Kendall Square REIT Co. Ltd.	487,016	1,539,349
		1,539,349
Singapore–1.84%
CapitaLand Integrated Commercial Trust	2,319,400	3,532,608
Capitaland Investment Ltd.	942,700	2,604,144
		6,136,752
Spain–2.54%
†Cellnex Telecom SA	158,855	5,257,830
Merlin Properties Socimi SA	339,078	3,185,026
		8,442,856
Sweden–1.25%
Castellum AB	344,044	4,162,547
		4,162,547
Switzerland–0.70%
PSP Swiss Property AG	15,295	1,794,741
†Swiss Prime Site AG	5,975	517,922
		2,312,663
United Kingdom–5.57%
British Land Co. PLC	737,405	3,522,261
Derwent London PLC	122,781	3,514,967
Great Portland Estates PLC	401,153	2,400,621
LXI REIT PLC	1,904,222	2,592,175
Segro PLC	447,824	4,134,106
UNITE Group PLC	214,781	2,362,902
		18,527,032
United States–56.97%
Agree Realty Corp.	72,400	5,135,332
Alexandria Real Estate Equities, Inc.	46,313	6,746,415
American Tower Corp.	14,942	3,165,612
AvalonBay Communities, Inc.	66,499	10,740,919
Boston Properties, Inc.	59,415	4,015,266
Cousins Properties, Inc.	78,609	1,988,022
LVIP BlackRock Global Real Estate Fund–5

LVIP BlackRock Global Real Estate Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
Digital Realty Trust, Inc.	14,933	$ 1,497,332
EPR Properties	184,158	6,946,440
Equinix, Inc.	19,054	12,480,942
Equity Residential	91,087	5,374,133
Extra Space Storage, Inc.	37,291	5,488,489
Federal Realty Investment Trust	23,255	2,349,685
Healthpeak Properties, Inc.	149,763	3,754,558
Host Hotels & Resorts, Inc.	264,368	4,243,106
Hudson Pacific Properties, Inc.	111,778	1,087,600
Invitation Homes, Inc.	250,955	7,438,306
Omega Healthcare Investors, Inc.	89,871	2,511,894
Outfront Media, Inc.	303,149	5,026,210
Physicians Realty Trust	277,148	4,010,332
Prologis, Inc.	151,484	17,076,791
Public Storage	38,469	10,778,629
Regency Centers Corp.	57,791	3,611,938
Rexford Industrial Realty, Inc.	133,096	7,272,365
Ryman Hospitality Properties, Inc.	32,268	2,638,877
SBA Communications Corp.	9,657	2,706,954
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
Simon Property Group, Inc.	69,161	$ 8,125,034
SL Green Realty Corp.	71,135	2,398,672
Spirit Realty Capital, Inc.	120,299	4,803,539
STAG Industrial, Inc.	130,125	4,204,339
Sun Communities, Inc.	53,834	7,698,262
UDR, Inc.	138,202	5,352,564
Ventas, Inc.	161,108	7,257,915
VICI Properties, Inc.	319,147	10,340,363
Welltower, Inc.	20,357	1,334,401
		189,601,236
Total Common Stock (Cost $315,250,154)		326,374,976

MONEY MARKET FUND–1.74%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 4.12%)	5,769,975	5,769,975
Total Money Market Fund (Cost $5,769,975)		5,769,975

TOTAL INVESTMENTS–99.81% (Cost $321,020,129)	332,144,951
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.19%	641,934
NET ASSETS APPLICABLE TO 48,866,979 SHARES OUTSTANDING–100.00%	$332,786,885
NET ASSET VALUE PER SHARE–LVIP BLACKROCK GLOBAL REAL ESTATE FUND STANDARD CLASS ($251,436,869 / 36,787,870 Shares)	$6.835
NET ASSET VALUE PER SHARE–LVIP BLACKROCK GLOBAL REAL ESTATE FUND SERVICE CLASS ($81,350,016 / 12,079,109 Shares)	$6.735
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$368,113,076
Distributable earnings/(accumulated loss)	(35,326,191)
TOTAL NET ASSETS	$332,786,885

Δ Securities have been classified by country of origin.
† Non-income producing.
★ Includes $592,700 payable for securities purchased, $293,829 payable for fund shares redeemed, $240,000 cash collateral pledged to brokers for certain open bilateral derivatives, $101,906 other accrued expenses payable, $222,733 due to manager and affiliates and $154,715 due to custodian as of December 31, 2022.
LVIP BlackRock Global Real Estate Fund–6

LVIP BlackRock Global Real Estate Fund
Statement of Net Assets (continued)
The following foreign currency exchange contracts and swap contracts were outstanding at December 31, 2022:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BCLY	HKD	2,839,000	USD	(363,777)	1/13/23	$ 75	$ —
BCLY	SEK	3,556,000	USD	(337,313)	1/13/23	3,739	—
BOA	AUD	53,000	USD	(34,533)	1/13/23	1,572	—
BOA	AUD	(477,000)	USD	323,463	1/13/23	—	(1,483)
BOA	CAD	(1,418,000)	USD	1,058,816	1/13/23	11,482	—
BOA	CAD	179,000	USD	(133,736)	1/13/23	—	(1,527)
BOA	CHF	(221,000)	USD	238,290	1/13/23	—	(1,072)
BOA	CHF	(23,000)	USD	24,932	1/13/23	21	—
BOA	EUR	979,000	USD	(974,587)	1/13/23	74,364	—
BOA	EUR	(492,000)	USD	499,183	1/13/23	—	(27,972)
BOA	GBP	735,000	USD	(869,498)	1/13/23	19,404	—
BOA	HKD	(1,943,000)	USD	248,112	1/13/23	—	(907)
BOA	JPY	(156,013,000)	USD	1,108,536	1/13/23	—	(82,358)
BOA	JPY	196,062,000	USD	(1,438,406)	1/13/23	58,194	—
BOA	NZD	1,973,000	USD	(1,105,174)	1/13/23	147,726	—
BOA	SEK	16,661,000	USD	(1,484,497)	1/13/23	113,445	—
BOA	SEK	(6,653,000)	USD	626,454	1/13/23	—	(11,629)
BOA	SEK	5,568,000	USD	(534,949)	1/13/23	—	(927)
CITI	AUD	(375,000)	USD	251,959	1/13/23	—	(3,502)
CITI	CAD	(3,691,000)	USD	2,677,166	1/13/23	—	(49,006)
CITI	CAD	454,000	USD	(339,416)	1/13/23	—	(4,091)
CITI	EUR	1,484,000	USD	(1,512,071)	1/13/23	77,963	—
CITI	EUR	(57,000)	USD	60,819	1/13/23	—	(253)
CITI	KRW	(2,343,150,000)	USD	1,642,126	1/13/23	—	(219,021)
CITI	SEK	3,576,000	USD	(342,820)	1/13/23	151	—
DB	AUD	(126,000)	USD	79,458	1/13/23	—	(6,377)
DB	CHF	(62,000)	USD	66,844	1/13/23	—	(307)
DB	EUR	(1,377,000)	USD	1,417,212	1/13/23	—	(58,177)
DB	JPY	(107,474,000)	USD	774,991	1/13/23	—	(45,390)
DB	NZD	(332,000)	USD	190,481	1/13/23	—	(20,347)
DB	SEK	(1,978,000)	USD	177,576	1/13/23	—	(12,132)
DB	SEK	(85,000)	USD	8,180	1/13/23	27	—
DB	SEK	1,486,000	USD	(145,937)	1/13/23	—	(3,416)
GSI	HKD	(1,766,000)	USD	225,920	1/13/23	—	(414)
GSI	HKD	1,146,000	USD	(146,889)	1/13/23	—	(16)
GSI	ILS	3,148,000	USD	(887,621)	1/13/23	8,396	—
GSI	JPY	(95,606,000)	USD	645,679	1/13/23	—	(84,110)
GSI	SGD	891,000	USD	(650,797)	1/13/23	14,630	—
HSBC	AUD	1,514,000	USD	(996,307)	1/13/23	35,074	—
HSBC	AUD	(3,885,000)	USD	2,586,272	1/13/23	—	(60,304)
HSBC	CAD	59,000	USD	(43,145)	1/13/23	433	—
HSBC	CHF	(32,000)	USD	34,431	1/13/23	—	(228)
HSBC	EUR	(432,000)	USD	448,970	1/13/23	—	(13,897)
HSBC	EUR	1,066,000	USD	(1,110,583)	1/13/23	31,585	—
HSBC	EUR	19,000	USD	(20,389)	1/13/23	—	(31)
HSBC	GBP	(509,000)	USD	585,172	1/13/23	—	(30,406)
HSBC	GBP	16,000	USD	(18,943)	1/13/23	408	—
HSBC	HKD	2,025,000	USD	(259,157)	1/13/23	370	—
HSBC	HKD	9,338,000	USD	(1,198,984)	1/13/23	—	(2,208)
HSBC	JPY	120,715,000	USD	(866,240)	1/13/23	55,213	—
HSBC	JPY	(339,382,000)	USD	2,486,911	1/13/23	—	(103,694)
HSBC	KRW	990,337,000	USD	(697,735)	1/13/23	88,883	—
HSBC	NOK	1,729,000	USD	(160,918)	1/13/23	15,667	—
HSBC	SEK	(8,298,000)	USD	769,787	1/13/23	—	(26,066)
HSBC	SEK	2,769,000	USD	(268,304)	1/13/23	—	(2,732)
HSBC	SEK	(2,321,000)	USD	224,516	1/13/23	1,911	—
HSBC	SGD	6,867,000	USD	(4,783,788)	1/13/23	344,703	—
LVIP BlackRock Global Real Estate Fund–7

LVIP BlackRock Global Real Estate Fund
Statement of Net Assets (continued)
Foreign Currency Exchange Contracts1 (continued)
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
HSBC	SGD	(421,000)	USD	303,212	1/13/23	$ —	$ (11,204)
JPMC	AUD	398,000	USD	(266,791)	1/13/23	4,339	—
JPMC	EUR	(3,348,000)	USD	3,270,401	1/13/23	—	(316,819)
JPMC	EUR	109,000	USD	(116,337)	1/13/23	451	—
JPMC	GBP	1,181,000	USD	(1,362,433)	1/13/23	65,856	—
JPMC	GBP	(456,000)	USD	558,059	1/13/23	6,578	—
JPMC	HKD	15,091,000	USD	(1,925,734)	1/13/23	8,355	—
JPMC	HKD	2,581,000	USD	(331,521)	1/13/23	—	(736)
JPMC	JPY	1,338,257,743	USD	(9,276,664)	1/13/23	938,658	—
SCB	AUD	(5,975,000)	USD	3,754,453	1/13/23	—	(315,893)
SCB	AUD	1,214,000	USD	(818,807)	1/13/23	8,205	—
SCB	CAD	298,000	USD	(218,776)	1/13/23	1,327	—
SCB	CAD	(830,000)	USD	625,198	1/13/23	12,160	—
SCB	EUR	(913,000)	USD	950,400	1/13/23	—	(27,836)
SCB	GBP	(5,780,000)	USD	6,401,045	1/13/23	—	(589,219)
SCB	GBP	148,000	USD	(183,183)	1/13/23	—	(4,194)
SCB	HKD	1,845,000	USD	(235,228)	1/13/23	1,231	—
SCB	JPY	101,112,000	USD	(685,573)	1/13/23	86,245	—
SCB	JPY	(71,112,000)	USD	514,060	1/13/23	—	(28,759)
SCB	SEK	(503,000)	USD	48,432	1/13/23	190	—
SCB	SGD	(582,000)	USD	410,446	1/13/23	—	(24,210)
SSB	AUD	(2,533,000)	USD	1,679,628	1/13/23	—	(45,926)
SSB	AUD	(20,000)	USD	13,641	1/13/23	16	—
SSB	AUD	20,000	USD	(13,683)	1/13/23	—	(58)
SSB	CAD	41,000	USD	(29,857)	1/13/23	426	—
SSB	CHF	1,791,000	USD	(1,826,594)	1/13/23	113,214	—
SSB	CHF	(52,000)	USD	56,286	1/13/23	—	(35)
SSB	EUR	(115,000)	USD	122,172	1/13/23	—	(1,045)
SSB	GBP	(579,000)	USD	655,726	1/13/23	—	(44,510)
SSB	GBP	1,306,000	USD	(1,559,432)	1/13/23	20,028	—
SSB	HKD	5,322,000	USD	(678,532)	1/13/23	3,545	—
SSB	JPY	(455,236,000)	USD	3,140,168	1/13/23	—	(334,784)
SSB	SGD	1,072,000	USD	(779,888)	1/13/23	20,714	—
UBS	AUD	(2,482,000)	USD	1,600,042	1/13/23	—	(90,770)
UBS	AUD	215,000	USD	(145,405)	1/13/23	1,060	—
UBS	EUR	(243,000)	USD	254,623	1/13/23	—	(5,740)
UBS	EUR	187,000	USD	(198,852)	1/13/23	1,510	—
UBS	GBP	362,000	USD	(430,264)	1/13/23	7,535	—
UBS	GBP	(806,000)	USD	952,055	1/13/23	—	(22,712)
UBS	HKD	(45,417,000)	USD	5,794,350	1/13/23	—	(26,378)
UBS	HKD	11,460,000	USD	(1,461,412)	1/13/23	7,322	—
UBS	HKD	38,402,000	USD	(4,934,389)	1/13/23	—	(12,717)
UBS	HKD	(22,782,000)	USD	2,928,917	1/13/23	9,134	—
UBS	JPY	(754,392,000)	USD	5,182,369	1/13/23	—	(576,131)
UBS	JPY	271,995,000	USD	(1,844,938)	1/13/23	231,281	—
Total Foreign Currency Exchange Contracts						$2,654,816	$(3,353,676)
LVIP BlackRock Global Real Estate Fund–8

LVIP BlackRock Global Real Estate Fund
Statement of Net Assets (continued)
Swap Contract1
Contracts For Difference (CFD) Swap Contracts
Counterparty/ Reference Entity/ Payment Frequency	Number of Contracts	Financing Rate[2]	Termination Date[3]	Notional Amount[4]	Value	Unrealized Appreciation	Unrealized Depreciation
Over-The-Counter:
Long Equities
United States
GSI - Equinix, Inc. - Monthly	3,415	4.33%	1/13/2023	2,360,994	$(124,067)	$—	$(124,067)
Total CFD Swap Contract						$—	$(124,067)
The use of foreign currency exchange contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Financing Rates are based on multiple financing rate benchmarks. The Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 20-25 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The specified benchmark used in determining the variable rate of interest is the 1-Month USD-LIBOR.
[3] Date reflected is the next payment date. Contracts have an open-ended maturity date.
[4] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.

Summary of Abbreviations:
AUD–Australian Dollar
BCLY–Barclays Bank
BOA–Bank of America
CAD–Canadian Dollar
CHF–Swiss Franc
CITI–Citigroup Global Markets
CVA–Dutch Certificate
DB–Deutsche Bank
EUR–Euro
GBP–British Pound Sterling
GSI–Goldman Sachs International
HKD–Hong Kong Dollar
HSBC–Hong Kong and Shanghai Banking Corporation
ILS–Israeli Shekel
JPMC–JPMorgan Chase
JPY–Japanese Yen
KRW–South Korean Won
LIBOR–London Interbank Offered Rate
NOK–Norwegian Krone
NZD–New Zealand Dollar
REIT–Real Estate Investment Trust
SCB–Standard Chartered Bank
SEK–Swedish Krona
SGD–Singapore Dollar
SSB–State Street Bank
USD–United States Dollar
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Real Estate Fund–9

LVIP BlackRock Global Real Estate Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends	$ 12,309,249
Interest	56,311
Foreign taxes withheld	(616,947)
11,748,613
EXPENSES:
Management fees	2,653,082
Distribution fees-Service Class	233,534
Custodian fees	154,541
Accounting and administration expenses	127,801
Shareholder servicing fees	110,618
Professional fees	38,977
Trustees’ fees and expenses	12,816
Reports and statements to shareholders	11,267
Pricing fees	7,456
Consulting fees	2,893
Other	50,143
3,403,128
Less:
Management fees waived	(63,144)
Total operating expenses	3,339,984
NET INVESTMENT INCOME	8,408,629
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(22,195,300)
Foreign currencies	(129,799)
Foreign currency exchange contracts	1,681,957
Swap contracts	(538,129)
Net realized loss	(21,181,271)
Net change in unrealized appreciation (depreciation) of:
Investments	(119,112,247)
Foreign currencies	1,640
Foreign currency exchange contracts	(890,033)
Swap contracts	(265,080)
Net change in unrealized appreciation (depreciation)	(120,265,720)
NET REALIZED AND UNREALIZED LOSS	(141,446,991)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(133,038,362)
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Real Estate Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 8,408,629	$ 11,273,549
Net realized gain (loss)	(21,181,271)	55,986,469
Net change in unrealized appreciation (depreciation)	(120,265,720)	46,932,032
Net increase (decrease) in net assets resulting from operations	(133,038,362)	114,192,050
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(10,231,074)	(36,784,610)
Service Class	(3,262,164)	(11,444,271)
Return of capital:
Standard Class	(917,807)	—
Service Class	(297,663)	—
	(14,708,708)	(48,228,881)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	54,693,475	25,075,114
Service Class	15,848,958	13,957,664
Reinvestment of dividends and distributions:
Standard Class	11,148,881	36,784,610
Service Class	3,559,827	11,444,271
	85,251,141	87,261,659
Cost of shares redeemed:
Standard Class	(75,359,663)	(72,734,396)
Service Class	(17,735,144)	(26,192,458)
	(93,094,807)	(98,926,854)
Decrease in net assets derived from capital share transactions	(7,843,666)	(11,665,195)
NET INCREASE (DECREASE) IN NET ASSETS	(155,590,736)	54,297,974
NET ASSETS:
Beginning of year	488,377,621	434,079,647
End of year	$ 332,786,885	$488,377,621
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Real Estate Fund–10

LVIP BlackRock Global Real Estate Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Global Real Estate Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19 [1]	12/31/18
Net asset value, beginning of period	$ 10.027	$ 8.712	$ 9.769	$ 8.456	$ 9.587
Income (loss) from investment operations:
Net investment income[2]	0.185	0.246	0.176	0.212	0.207
Net realized and unrealized gain (loss)	(3.052)	2.146	(0.458)	1.871	(0.986)
Total from investment operations	(2.867)	2.392	(0.282)	2.083	(0.779)
Less dividends and distributions from:
Net investment income	(0.099)	(0.687)	(0.464)	(0.355)	(0.352)
Net realized gain	(0.200)	(0.390)	(0.311)	(0.415)	—
Return of capital	(0.026)	—	—	—	—
Total dividends and distributions	(0.325)	(1.077)	(0.775)	(0.770)	(0.352)
Net asset value, end of period	$ 6.835	$ 10.027	$ 8.712	$ 9.769	$ 8.456
Total return[3]	(28.64%)	28.02%	(2.21%)	24.92%	(8.34%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 251,437	$372,538	$332,627	$426,116	$382,835
Ratio of expenses to average net assets	0.81%	0.79%	0.81%	0.76%	0.78%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.83%	0.81%	0.83%	0.77%	0.79%
Ratio of net investment income to average net assets	2.27%	2.47%	2.09%	2.21%	2.25%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.25%	2.45%	2.07%	2.20%	2.24%
Portfolio turnover	79%	77%	120%	155%	116%

[1]	Effective Feburary 11, 2019, BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Fund’s investment portfolio, replacing CBRE Clarion Securities LLC.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Real Estate Fund–11

LVIP BlackRock Global Real Estate Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Global Real Estate Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19 [1]	12/31/18
Net asset value, beginning of period	$ 9.885	$ 8.602	$ 9.658	$ 8.367	$ 9.489
Income (loss) from investment operations:
Net investment income[2]	0.162	0.218	0.153	0.191	0.182
Net realized and unrealized gain (loss)	(3.007)	2.117	(0.454)	1.844	(0.976)
Total from investment operations	(2.845)	2.335	(0.301)	2.035	(0.794)
Less dividends and distributions from:
Net investment income	(0.079)	(0.662)	(0.444)	(0.329)	(0.328)
Net realized gain	(0.200)	(0.390)	(0.311)	(0.415)	—
Return of capital	(0.026)	—	—	—	—
Total dividends and distributions	(0.305)	(1.052)	(0.755)	(0.744)	(0.328)
Net asset value, end of period	$ 6.735	$ 9.885	$ 8.602	$ 9.658	$ 8.367
Total return[3]	(28.82%)	27.69%	(2.45%)	24.60%	(8.57%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 81,350	$115,839	$101,452	$107,442	$ 97,581
Ratio of expenses to average net assets	1.06%	1.04%	1.06%	1.01%	1.03%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.08%	1.06%	1.08%	1.02%	1.04%
Ratio of net investment income to average net assets	2.02%	2.22%	1.84%	1.96%	2.00%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.00%	2.20%	1.82%	1.95%	1.99%
Portfolio turnover	79%	77%	120%	155%	116%

[1]	Effective Feburary 11, 2019, BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Fund’s investment portfolio, replacing CBRE Clarion Securities LLC.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Real Estate Fund–12

LVIP BlackRock Global Real Estate Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Global Real Estate Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek total return through a combination of current income and long-term capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   Swap contracts are valued based upon valuations provided by an independent pricing service and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in
LVIP BlackRock Global Real Estate Fund–13

LVIP BlackRock Global Real Estate Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2022, the value and cost of foreign currency held by the LVIP BlackRock Global Real Estate Fund is $194,582 and $193,746 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2022.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.730% of the first $250 million of the Fund’s average daily net assets; and 0.630% of the Fund’s average daily net assets in excess of $250 million.   LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.02% of the first $250 million of the Fund’s average daily net assets; 0.01% of the next $500 million; and 0.00% of the Fund’s average daily net assets in excess of $750 million.
 The agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$27,473
Legal	4,958
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
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LVIP BlackRock Global Real Estate Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $5,830 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$196,821
Distribution fees payable to LFD	17,600
Shareholder servicing fees payable to Lincoln Life	8,312
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$300,046,272
Sales	311,348,132
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$342,521,393
Aggregate unrealized appreciation of investments and derivatives	$ 27,721,832
Aggregate unrealized depreciation of investments and derivatives	(37,770,819)
Net unrealized depreciation of investments and derivatives	$ (10,048,987)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value.
LVIP BlackRock Global Real Estate Fund–15

LVIP BlackRock Global Real Estate Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Australia	$ 20,582,417	$ —	$—	$ 20,582,417
Belgium	3,518,874	—	—	3,518,874
Canada	13,420,275	—	—	13,420,275
France	3,084,452	—	—	3,084,452
Germany	5,670,406	—	—	5,670,406
Hong Kong	13,231,471	—	—	13,231,471
Japan	36,144,646	—	—	36,144,646
Republic of Korea	—	1,539,349	—	1,539,349
Singapore	6,136,752	—	—	6,136,752
Spain	8,442,856	—	—	8,442,856
Sweden	4,162,547	—	—	4,162,547
Switzerland	2,312,663	—	—	2,312,663
United Kingdom	18,527,032	—	—	18,527,032
United States	189,601,236	—	—	189,601,236
Money Market Fund	5,769,975	—	—	5,769,975
Total Investments	$330,605,602	$1,539,349	$—	$332,144,951
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$—	$ 2,654,816	$—	$ 2,654,816
Liabilities:
Foreign Currency Exchange Contracts	$—	$(3,353,676)	$—	$(3,353,676)
Swap Contract	$—	$ (124,067)	$—	$ (124,067)
As a result of utilizing International fair value pricing at December 31, 2022, a portion of the Fund’s common stock investments was categorized as Level 2.
During the year ended December 31, 2022, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, straddle losses, mark-to-market of forwards and swap contracts and Passive Foreign Investment Companies ("PFICs").   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$4,545,920	$45,839,786
Long-term capital gains	8,947,318	2,389,095
Return of capital	1,215,470	—
Total	$14,708,708	$48,228,881
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LVIP BlackRock Global Real Estate Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$(25,192,442)
Other temporary differences	(84,762)
Net unrealized depreciation	(10,048,987)
Distributable earnings/(accumulated loss)	$(35,326,191)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2022, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$22,092,881	$3,099,561	$25,192,442
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	7,080,738	2,503,716
Service Class	2,030,110	1,409,177
Shares reinvested:
Standard Class	1,591,241	3,756,901
Service Class	516,965	1,184,982
	11,219,054	8,854,776
Shares redeemed:
Standard Class	(9,039,356)	(7,283,630)
Service Class	(2,187,199)	(2,668,613)
	(11,226,555)	(9,952,243)
Net decrease	(7,501)	(1,097,467)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
LVIP BlackRock Global Real Estate Fund–17

LVIP BlackRock Global Real Estate Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2022, the Fund entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
Contracts for Difference — The Fund may enter into CFDs. CFDs are leveraged derivative instruments that allow a Fund to take a position on the change in the market price of an underlying asset, such as a stock, or the value of an index or currency exchange rate. With a short CFD, a Fund is seeking to profit from falls in the market price of the asset. CFDs are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. It is also possible that the market price of the CFD will move between the time the order is placed by a Fund and when it is executed by the issuer, which can result in the trade being executed at a less favorable price. The seller may require the Fund to deposit additional sums to cover this decline in value, and the margin call may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which a Fund is liable. The potential for margin calls and large losses are much greater in CFDs than in other leveraged products. Most CFDs are traded over-the-counter. CFDs are not registered with the U.S. Securities and Exchange Commission or any U.S. regulator, and are not subject to U.S. regulation. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the CFD would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the CFD. All of these components are reflected in the market value of the CFD.
CFDs are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Periodic payments made or received are recorded as realized gains or losses.
During the year ended December 31, 2022, the Fund used contracts for difference to gain exposure to certain securities or markets.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.
Fair values of derivative instruments as of December 31, 2022 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$2,654,816	Receivables and other assets net of liabilities	$(3,353,676)
Swap contracts (Equity contracts)	Receivables and other assets net of liabilities	—	Receivables and other assets net of liabilities	(124,067)
Total		$2,654,816		$(3,477,743)
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LVIP BlackRock Global Real Estate Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$1,681,957	$ (890,033)
Swap contracts (Equity contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(538,129)	(265,080)
Total		$1,143,828	$(1,155,113)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$51,294,560	$58,527,492
Contracts for difference swap contract (average notional volume)	263	—
At December 31, 2022, the Fund posted cash collateral for certain open bilateral derivatives as follows:
Broker	Cash Collateral
Citigroup Global Markets	$220,000
Goldman Sachs International	20,000
Total	$240,000
At December 31, 2022, the Fund received securities collateral (comprised of U.S. treasury securities) for certain open bilateral derivatives as follows:
Broker	Securities Collateral
Hong Kong Shanghai Bank	$86,145
Total	$86,145
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
LVIP BlackRock Global Real Estate Fund–19

LVIP BlackRock Global Real Estate Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
At December 31, 2022, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
Bank of America N.A.	$ 426,208	$ (127,875)	$ 298,333
Barclays Bank PLC	3,814	—	3,814
Citigroup Global Markets	78,114	(275,873)	(197,759)
Deutsche Bank	27	(146,146)	(146,119)
Goldman Sachs International	23,026	(208,607)	(185,581)
Hong Kong Shanghai Bank	574,247	(250,770)	323,477
JPMorgan Chase Bank	1,024,237	(317,555)	706,682
Standard Chartered Bank	109,358	(990,111)	(880,753)
State Street Bank & Trust Company	157,943	(426,358)	(268,415)
UBS AG	257,842	(734,448)	(476,606)
Total	$2,654,816	$(3,477,743)	$(822,927)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
Bank of America N.A.	$ 298,333	$ —	$—	$—	$ —	$ 298,333
Barclays Bank PLC	3,814	—	—	—	—	3,814
Citigroup Global Markets	(197,759)	—	—	—	197,759	—
Deutsche Bank	(146,119)	—	—	—	—	(146,119)
Goldman Sachs International	(185,581)	—	—	—	20,000	(165,581)
Hong Kong Shanghai Bank	323,477	(86,145)	—	—	—	237,332
JPMorgan Chase Bank	706,682	—	—	—	—	706,682
Standard Chartered Bank	(880,753)	—	—	—	—	(880,753)
State Street Bank & Trust Company	(268,415)	—	—	—	—	(268,415)
UBS AG	(476,606)	—	—	—	—	(476,606)
Total	$(822,927)	$(86,145)	$—	$—	$217,759	$(691,313)

1	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
9. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
LVIP BlackRock Global Real Estate Fund–20

LVIP BlackRock Global Real Estate Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
The Fund concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock Global Real Estate Fund–21

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock Global Real Estate Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP BlackRock Global Real Estate Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP BlackRock Global Real Estate Fund–22

LVIP BlackRock Global Real Estate Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.  The Board concluded that the services provided by LIAC were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022.  The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction.  The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP BlackRock Global Real Estate Fund–23

LVIP BlackRock Global Real Estate Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that the Fund had a breakpoint in the investment management fee schedule and that LIAC had implemented an advisory fee waiver on assets up to $750 million for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits.  The Board reviewed materials provided by LIAC as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LIAC and BlackRock Investment Management, LLC (“BlackRock”) on behalf of the LVIP BlackRock Global Real Estate Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement.  The Board reviewed the services provided by BlackRock, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of BlackRock.  The Board considered that BlackRock uses affiliated investment advisers as sub-subadvisers in connection with the subadvisory services provided to the Fund.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance.  The Board reviewed the Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Global Real Estate funds category and the FTSE EPRA/NAREIT Developed NR USD Index.  The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-year period, above the return of the Morningstar peer group median and the benchmark index for the three- and five-year periods and below the return of the Morningstar peer group median and above the return of benchmark index for the ten-year period.  The Board considered that in February 2019 BlackRock replaced the prior subadviser to the Fund.  The Board concluded that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale.  The Board considered the subadvisory fee schedule, which contains a breakpoint, and noted BlackRock’s statement that it advised no comparable registered funds using the same strategy with the same portfolio management team.  The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  The Board considered information provided by BlackRock regarding BlackRock’s estimated profitability in providing subadvisory services to the Fund.  The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, provides potential scale-related benefits and may increase analyst coverage for BlackRock proprietary products.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP BlackRock Global Real Estate Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP BlackRock Global Real Estate Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP BlackRock Global Real Estate Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP BlackRock Global Real Estate Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP BlackRock Global Real Estate Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock Global Real Estate Fund–29

LVIP BlackRock Inflation Protected Bond Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP BlackRock Inflation Protected Bond Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Inflation Protected Bond Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Financial Management, Inc.
The Fund returned (4.70%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the Bloomberg World Government 1-10 year Inflation-Linked Bond Index USD hedged1, returned (5.02%).
The past year was one defined by central banks moving interest rates higher as inflation ran at its highest level in decades. As the US Federal Reserve (Fed) and other central banks raised rates, interest rates across the curve moved materially higher, curves inverted, and risk assets performed poorly. The market did, however, price inflation expectations higher over the period given the elevated levels of realized inflation.
Macroeconomic volatility and uncertainty during the year was only reinforced by major global events contributing to the turbulence in the markets. Energy prices underwent shocks across the globe and, particularly in Europe, driven by the war in Ukraine leading to soaring prices. To dampen the burden of these high energy costs, the EU energy ministers settled on a gas price cap of €180 per megawatt hour. For the UK, the Bank of England followed the European Central Bank and raised rates onset by the UK Gilt crisis seen earlier this fall. Meanwhile, the Bank of Japan shocked markets during their announcement to increase the range of the Japanese 10-year note.
In 2022, the Fund outperformed the benchmark index. The Fund’s structural underweight in US nominal rates was the most notable contributor to performance over the year. The Fund was underweight headline nominal duration in the US, as the rates market recalibrated its pricing after the continued hawkish pivot from the Fed since late 2021. The Fund’s long in US breakevens at both the 1-year and 5-year points on the curve also positively contributed to performance due to the tailwind of high inflation prints over the year.  Finally, the Fund’s relative value positions between US vs. EU breakevens contributed to performance as breakevens in the US slightly outperformed the EU.
Offsetting some of the positive performance was the Fund’s outright short in UK breakevens, especially earlier in the year. An acute surge in energy prices in the UK pushed the country's inflation expectations materially higher over period. 10-year UK breakevens increased ~41 bps just in Q1 2022 and settled materially higher than realized inflation. The Fund’s tactical positions in EU sovereign spread assets negatively contributed to performance as spread levels widened.  Also, detracting from performance was the Fund’s relative value positions between New Zealand vs. US real rates as New Zealand real rates increased more than the US. The sub-advisory team's tactical interest rate volatility positions also hurt performance as rates volatility picked up over the year.
The Fund uses futures to adjust nominal duration and curve positioning, as a rates hedge, or to implement breakeven inflation views. FX forwards are used to hedge currency exposure or to express currency views. With regards to the LIBOR transition, the team sees no issues. This is not expected to have a material effect on the Fund.
Portfolio Managers:
BlackRock Financial Management, Inc.:	Akiva Dickstein Chris Allen
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP BlackRock Inflation Protected Bond Fund–1

LVIP BlackRock Inflation Protected Bond Fund
2022 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Inflation Protected Bond Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,829 for the Standard Class shares and to $10,561 for the Service Class shares. For comparison, look at how the Bloomberg World Government 1-10 year Inflation-Linked Bond Index USD hedged did over the same period. The same $10,000 investment would have increased to $11,865. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 4.70%
Five Years	+ 2.20%
Ten Years	+ 0.80%
Service Class Shares
One Year	- 4.95%
Five Years	+ 1.94%
Ten Years	+ 0.55%
1. The Bloomberg World Government 1-10 year Inflation-Linked Bond index USD hedged measures the performance investment grade, government inflation-linked debt from 12 different developed market countries.
LVIP BlackRock Inflation Protected Bond Fund–2

LVIP BlackRock Inflation Protected Bond Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$985.40	0.62%	$3.10
Service Class Shares	1,000.00	984.20	0.87%	4.35
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.20	0.62%	$3.16
Service Class Shares	1,000.00	1,020.90	0.87%	4.43

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP BlackRock Inflation Protected Bond Fund–3

LVIP BlackRock Inflation Protected Bond Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Non-Agency Asset-Backed Securities	1.99%
Non-Agency Collateralized Mortgage Obligations	0.92%
Non-Agency Commercial Mortgage-Backed Securities	0.12%
Sovereign Bonds	46.15%
Australia	1.04%
Canada	0.77%
Denmark	0.15%
France	9.25%
Germany	10.75%
Italy	4.70%
Japan	4.33%
New Zealand	0.36%
Spain	2.67%
Sweden	0.98%
United Kingdom	11.15%
Supranational Bank	0.14%
U.S. Treasury Obligations	58.52%
Money Market Fund	0.37%
Options Purchased	0.63%
Total Investments	108.84%
Options Written	(1.35%)
Liabilities Net of Receivables and Other Assets	(7.49%)
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)#
U.S. Government	54.27%
AAA	7.96%
AA	17.48%
A	5.04%
BBB	6.27%
Non-Rated	8.98%
Total	100.00%

#	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP BlackRock Inflation Protected Bond Fund–4

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets
December 31, 2022
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES–1.99%
AMSR Trust
Series 2022-SFR1 X2 4.39% 3/17/39	2,500,000	$ 2,203,269
Series 2022-SFR3 D 4.00% 10/17/39	2,180,000	1,900,866
FirstKey Homes Trust
Series 2022-SFR1 E1 5.00% 5/17/39	2,500,000	2,147,350
Series 2022-SFR1 E2 5.00% 5/17/39	2,500,000	2,111,500
Series 2022-SFR2 D 4.50% 7/17/39	2,000,000	1,798,496
New Residential Mortgage Loan Trust Series 2022-SFR2 D 4.00% 9/4/39	2,210,000	1,910,651
Progress Residential Trust
Series 2019-SFR4 E 3.44% 10/17/36	810,893	756,454
Series 2021-SFR8 E1 2.38% 10/17/38	2,500,000	2,080,609
Series 2022-SFR3 E2 5.60% 4/17/39	968,000	853,437
Series 2022-SFR4 D 5.59% 5/17/41	2,500,000	2,196,390
Series 2022-SFR5 D 5.73% 6/17/39	2,500,000	2,301,130
Series 2022-SFR6 D 6.04% 7/20/39	2,150,000	1,993,831
Series 2022-SFR7 D 5.50% 10/27/39	1,615,000	1,492,988
Tricon Residential Trust
Series 2022-SFR1 E1 5.34% 4/17/39	1,500,000	1,360,628
Series 2022-SFR1 E2 5.74% 4/17/39	600,000	539,703
Series 2022-SFR2 D 6.23% 7/17/40	2,500,000	2,331,122
Total Non-Agency Asset-Backed Securities (Cost $30,195,927)		27,978,424
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.92%
•ABN AMRO Mortgage Corp Series 2003-4 A4 5.50% 3/25/33	10,872	10,437
♦•CHL Mortgage Pass-Through Trust Series 2004-5 2A4 5.50% 5/25/34	29,494	27,839
•CSMC Trust Series 2022-NQM5 A1 5.17% 5/25/67	2,974,994	2,974,643
φ•Homeward Opportunities Fund Trust Series 2022-1 A1 5.08% 7/25/67	1,455,249	1,446,892
φOBX Trust A1A 6.45% 9/25/62	2,006,771	2,006,968
		Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Pagaya AI Technology in Housing Trust Series 2022-1 D 4.25% 8/25/25		1,375,000	$ 1,244,004
•PRKCM Trust Series 2022-AFC2 A1 5.34% 8/25/57		505,341	503,167
φ•SG Residential Mortgage Trust Series 2022-2 A1 5.35% 8/25/62		753,436	763,683
φSpruce Hill Mortgage Loan Trust A1A 4.10% 7/25/57		1,158,215	1,030,848
Verus Securitization Trust
φ A1 6.79% 10/25/67		700,327	707,199
φ•Series 2022-7 A1 5.15% 7/25/67		2,206,024	2,214,510
♦•WaMu Mortgage Pass-Through Certificates Trust Series 2003-S11 3A5 5.95% 11/25/33		45,499	42,689
Total Non-Agency Collateralized Mortgage Obligations (Cost $12,931,628)			12,972,879
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.12%
BB-UBS Trust Series 2012-SHOW A 3.43% 11/5/36		930,000	865,358
•Irvine Core Office Trust Series 2013-IRV A2 3.17% 5/15/48		798,000	763,397
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $1,744,858)			1,628,755
ΔSOVEREIGN BONDS–46.15%
Australia–1.04%
Australia Government Bonds
0.25% 11/21/32	AUD	2,739,000	1,752,995
0.75% 11/21/27	AUD	4,343,000	3,337,400
2.50% 9/20/30	AUD	4,371,000	4,253,055
3.00% 9/20/25	AUD	5,374,000	5,317,829
			14,661,279
Canada–0.77%
Canada Government Real Return Bonds
4.00% 12/1/31	CAD	6,520,269	5,846,225
4.25% 12/1/26	CAD	6,141,771	5,002,863
			10,849,088
Denmark–0.15%
Denmark I/L Government Bonds 0.10% 11/15/30	DKK	14,986,774	2,064,662
			2,064,662
LVIP BlackRock Inflation Protected Bond Fund–5

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
France–9.25%
French Republic Government Bonds O.A.T.
0.10% 3/1/25	EUR	9,680,845	$ 10,457,282
0.10% 3/1/26	EUR	9,129,859	9,684,158
0.10% 3/1/28	EUR	10,348,807	11,122,054
0.10% 3/1/28	EUR	460,223	494,610
0.10% 3/1/29	EUR	7,668,399	7,986,443
0.10% 7/25/31	EUR	8,442,395	8,681,491
0.10% 3/1/32	EUR	3,460,276	3,669,262
0.25% 7/25/24	EUR	14,654,686	15,809,931
0.70% 7/25/30	EUR	13,911,733	15,058,001
1.85% 7/25/27	EUR	19,511,457	22,266,470
3.15% 7/25/32	EUR	10,444,609	13,763,262
3.40% 7/25/29	EUR	835,800	1,099,134
3.40% 7/25/29	EUR	7,857,936	10,333,724
			130,425,822
Germany–10.75%
Bundesobligation 1.30% 10/15/27	EUR	30,015,000	30,419,029
Bundesschatzanweisungen 2.20% 12/12/24	EUR	48,495,000	51,433,584
Deutsche Bundesrepublik Inflation-Linked Bonds
0.10% 4/15/26	EUR	34,091,211	36,183,459
0.10% 4/15/33	EUR	13,185,510	13,906,771
0.50% 4/15/30	EUR	18,019,262	19,592,894
			151,535,737
Italy–4.70%
Italy Buoni Poliennali Del Tesoro
0.40% 5/15/30	EUR	10,758,287	10,078,290
0.65% 5/15/26	EUR	7,289,368	7,550,710
1.25% 9/15/32	EUR	11,745,607	11,410,673
1.30% 5/15/28	EUR	12,761,951	13,214,418
2.35% 9/15/24	EUR	10,709,819	11,802,403
3.10% 9/15/26	EUR	10,731,804	12,200,905
			66,257,399
Japan–4.33%
Japan Government CPI Linked Bonds
0.01% 3/10/31	JPY	541,074,816	4,281,516
0.01% 3/10/32	JPY	310,233,195	2,470,235
0.10% 3/10/24	JPY	511,067,700	3,977,870
0.10% 9/10/24	JPY	710,985,600	5,555,591
0.10% 3/10/25	JPY	1,286,783,500	10,059,737
0.10% 3/10/26	JPY	1,027,692,648	8,124,285
0.10% 3/10/27	JPY	984,268,497	7,855,998
0.10% 3/10/28	JPY	978,091,192	7,732,167
0.10% 3/10/29	JPY	988,929,695	7,825,385
0.20% 3/10/30	JPY	378,204,750	3,115,204
			60,997,988
New Zealand–0.36%
New Zealand Government Bonds Inflation-Linked
2.00% 9/20/25	NZD	2,966,000	2,320,956
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
New Zealand (continued)
New Zealand Government Bonds Inflation-Linked (continued)
3.00% 9/20/30	NZD	3,447,000	$ 2,818,417
			5,139,373
Spain–2.67%
Spain Government Bonds Inflation-Linked
0.65% 11/30/27	EUR	11,381,182	12,058,105
1.00% 11/30/30	EUR	13,037,593	13,894,120
1.80% 11/30/24	EUR	10,613,152	11,683,695
			37,635,920
Sweden–0.98%
Sweden Bonds Inflation-Linked
0.13% 6/1/26	SEK	21,620,000	2,556,437
0.13% 12/1/27	SEK	16,515,000	1,911,314
0.13% 6/1/30	SEK	13,335,000	1,441,365
0.13% 6/1/32	SEK	15,300,000	1,781,376
1.00% 6/1/25	SEK	23,635,000	2,857,286
3.50% 12/1/28	SEK	18,705,000	3,210,587
			13,758,365
United Kingdom–11.15%
United Kingdom Inflation-Linked Gilt
0.13% 3/22/24	GBP	14,953,719	18,354,898
0.13% 3/22/26	GBP	12,389,089	15,090,124
0.13% 8/10/28	GBP	15,275,286	18,388,920
0.13% 3/22/29	GBP	15,483,015	18,658,047
0.13% 8/10/31	GBP	7,745,129	9,416,847
1.25% 11/22/27	GBP	17,362,667	22,138,331
1.25% 11/22/32	GBP	16,051,047	21,465,056
2.50% 7/17/24	GBP	4,557,000	20,454,852
4.13% 7/22/30	GBP	3,234,000	13,128,922
			157,095,997
Total Sovereign Bonds (Cost $721,600,411)			650,421,630
SUPRANATIONAL BANK–0.14%
European Union 0.70% 7/6/51	EUR	3,450,000	2,008,207
Total Supranational Bank (Cost $2,390,228)			2,008,207
U.S. TREASURY OBLIGATIONS–58.52%
U.S. Treasury Inflation Indexed Bonds
1.75% 1/15/28		14,856,237	14,845,953
2.00% 1/15/26		20,060,371	20,035,082
2.38% 1/15/25		29,573,419	29,597,157
2.38% 1/15/27		16,271,001	16,596,160
2.50% 1/15/29		13,120,828	13,679,645
3.38% 4/15/32		5,622,033	6,434,795
3.63% 4/15/28		20,657,709	22,513,024
3.88% 4/15/29		23,610,407	26,527,941
U.S. Treasury Inflation Indexed Notes
0.13% 7/15/24		34,379,514	33,270,243
0.13% 10/15/24		23,970,860	23,083,916

LVIP BlackRock Inflation Protected Bond Fund–6

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Inflation Indexed Notes (continued)
0.13% 4/15/25	27,401,223	$ 26,113,201
0.13% 10/15/25	6,010,673	5,712,172
0.13% 4/15/26	30,263,220	28,450,857
0.13% 7/15/26	30,597,663	28,831,372
0.13% 10/15/26	8,679,982	8,135,847
0.13% 4/15/27	11,932,843	11,120,226
×0.13% 1/15/30	31,770,371	28,536,843
×0.13% 7/15/30	33,309,241	29,823,028
×0.13% 1/15/31	31,921,059	28,347,824
×0.13% 7/15/31	34,791,105	30,740,125
×0.13% 1/15/32	35,603,760	31,184,355
×0.25% 7/15/29	29,520,808	27,024,769
0.38% 7/15/25	34,418,322	33,054,617
0.38% 1/15/27	31,711,846	29,903,317
×0.38% 7/15/27	30,044,683	28,314,894
0.50% 4/15/24	25,422,656	24,721,836
0.63% 1/15/24	82,044,712	80,301,666
0.63% 1/15/26	33,559,238	32,212,880
×0.63% 7/15/32	32,300,653	29,584,707
0.75% 7/15/28	29,084,402	27,704,082
×0.88% 1/15/29	28,504,832	27,155,244
1.63% 10/15/27	21,259,409	21,234,481
Total U.S. Treasury Obligations (Cost $880,083,283)		824,792,259

	Number of Shares
MONEY MARKET FUND–0.37%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	5,214,002	5,214,002
Total Money Market Fund (Cost $5,214,002)		5,214,002

Notional Amount
OPTIONS PURCHASED–0.63%
Over-The-Counter–0.61%

Call Swaptions–0.21%
10 yr Constant Maturity Swap Receive 2.87%, expiration date 8/30/23, notional amount $46,042,000 JPMC	46,042,000	675,007
	Notional Amount	Value (U.S. $)
Call Swaptions (continued)
10 yr Constant Maturity Swap Receive 3.06%, expiration date 12/5/23, notional amount $37,937,382 MSC	37,937,382	$ 966,236
10 yr Constant Maturity Swap Receive 3.53%, expiration date 10/12/23, notional amount $21,078,272 BCLY	21,078,272	845,122
10 yr Constant Maturity Swap Receive 4.00%, expiration date 6/30/23, notional amount $365,613,000 GSI	365,613,000	436,326
		2,922,691
Put Swaptions–0.40%
10 yr Constant Maturity Swap Receive 2.87%, expiration date 8/30/23, notional amount $46,042,000 JPMC	46,042,000	2,890,247
10 yr Constant Maturity Swap Receive 3.06%, expiration date 12/5/23, notional amount $37,937,382 MSC	37,937,382	2,058,479
10 yr Constant Maturity Swap Receive 3.53%, expiration date 10/12/23, notional amount $21,078,272 BCLY	21,078,272	695,467
		5,644,193
		8,566,884

Number of Contracts
Centrally Cleared–0.02%

Call Options–0.02%
3 Month SOFR Strike price $95.125, expiration date 1/13/23, notional amount $752,914,375	3,166	375,963
Total Options Purchased (Cost $9,739,606)		8,942,847

LVIP BlackRock Inflation Protected Bond Fund–7

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–108.84% (Cost $1,663,899,943)	$1,533,959,003

	Notional Amount	Value (U.S. $)
OPTIONS WRITTEN–(1.35)%
Over-The-Counter–(1.35)%
Call Swaptions–(0.27)%
1 yr Constant Maturity Swap Receive 2.06%, expiration date 3/15/23, notional amount $(21,367,500) MSC	(21,367,500)	$ (5,171)
1 yr Constant Maturity Swap Receive 2.67%, expiration date 5/22/23, notional amount $(12,097,000) JPMC	(12,097,000)	(65,543)
1 yr Constant Maturity Swap Receive 2.84%, expiration date 6/7/23, notional amount $(25,530,000) MSC	(25,530,000)	(221,826)
1 yr Constant Maturity Swap Receive 3.10%, expiration date 6/15/23, notional amount $(12,172,000) GSI	(12,172,000)	(181,859)
10 yr Constant Maturity Swap Receive 2.46%, expiration date 8/8/23, notional amount $(36,800,000) MSC	(36,800,000)	(245,452)
10 yr Constant Maturity Swap Receive 2.68%, expiration date 8/21/23, notional amount $(16,993,000) JPMC	(16,993,000)	(175,593)
10 yr Constant Maturity Swap Receive 2.75%, expiration date 7/19/23, notional amount $(5,850,000) DB	(5,850,000)	(56,955)
10 yr Constant Maturity Swap Receive 2.44%, expiration date 8/10/23, notional amount $(15,296,000) DB	(15,296,000)	(99,169)
10 yr Constant Maturity Swap Receive 3.26%, expiration date 10/3/23, notional amount $(11,382,267) DB	(11,382,267)	(322,509)
10 yr Constant Maturity Swap Receive 3.23%, expiration date 11/16/23, notional amount $(23,400,400) JPMC	(23,400,400)	(786,466)
10 yr Constant Maturity Swap Receive 3.69%, expiration date 11/10/23, notional amount $(17,905,500) DB	(17,905,500)	(886,749)
10 yr Constant Maturity Swap Receive 3.40%, expiration date 6/30/23, notional amount $(365,613,000) GSI	(365,613,000)	(178,236)
10 yr Constant Maturity Swap Receive 3.02%, expiration date 12/14/23, notional amount $(20,878,000) DB	(20,878,000)	(516,976)
		(3,742,504)
Put Swaptions–(1.08)%
1 yr Constant Maturity Swap Receive 2.06%, expiration date 3/15/23, notional amount $(21,367,500) MSC	(21,367,500)	(2,635,069)
1 yr Constant Maturity Swap Receive 2.67%, expiration date 5/22/23, notional amount $(12,097,000) JPMC	(12,097,000)	(900,724)
1 yr Constant Maturity Swap Receive 2.84%, expiration date 6/7/23, notional amount $(25,530,000) MSC	(25,530,000)	(1,618,558)
1 yr Constant Maturity Swap Receive 3.10%, expiration date 6/15/23, notional amount $(12,172,000) GSI	(12,172,000)	(579,669)
10 yr Constant Maturity Swap Receive 2.46%, expiration date 8/8/23, notional amount $(36,800,000) MSC	(36,800,000)	(3,285,089)
10 yr Constant Maturity Swap Receive 2.68%, expiration date 8/21/23, notional amount $(16,993,000) JPMC	(16,993,000)	(1,268,321)
10 yr Constant Maturity Swap Receive 2.75%, expiration date 7/19/23, notional amount $(5,850,000) DB	(5,850,000)	(408,186)
10 yr Constant Maturity Swap Receive 2.44%, expiration date 8/10/23, notional amount $(15,296,000) DB	(15,296,000)	(1,390,890)
10 yr Constant Maturity Swap Receive 3.26%, expiration date 10/3/23, notional amount $(11,382,267) DB	(11,382,267)	(495,376)
10 yr Constant Maturity Swap Receive 3.23%, expiration date 11/16/23, notional amount $(23,400,400) JPMC	(23,400,400)	(985,531)
10 yr Constant Maturity Swap Receive 3.69%, expiration date 11/10/23, notional amount $(17,905,500) DB	(17,905,500)	(517,739)
10 yr Constant Maturity Swap Receive 3.02%, expiration date 12/14/23, notional amount $(20,878,000) DB	(20,878,000)	(1,175,004)
		(15,260,156)

Number of Contracts
Centrally Cleared–(0.00)%

Call Options–(0.00)%
3 Month SOFR Strike price $95.375, expiration date 1/13/23, notional amount $(757,039,063)	(3,175)	(39,687)
Total Options Written (Premiums received $(16,522,265))		(19,042,347)

★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(7.49%)	(105,606,723)
NET ASSETS APPLICABLE TO 158,161,767 SHARES OUTSTANDING –100.00%	$1,409,309,933
NET ASSET VALUE PER SHARE–LVIP BLACKROCK INFLATION PROTECTED BOND FUND STANDARD CLASS ($531,208,909 / 59,596,609 Shares)	$8.913
NET ASSET VALUE PER SHARE–LVIP BLACKROCK INFLATION PROTECTED BOND FUND SERVICE CLASS ($878,101,024 / 98,565,158 Shares)	$8.909
LVIP BlackRock Inflation Protected Bond Fund–8

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets (continued)
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$1,643,059,665
Distributable earnings/(accumulated loss)	(233,749,732)
TOTAL NET ASSETS	$1,409,309,933

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
φ Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2022.
Δ Securities have been classified by country of origin.
× Fully or partially pledged as collateral for derivatives.
★ Includes $4,902,257 cash collateral held at broker for futures contracts, $5,568,000 cash collateral held at brokers for centrally cleared swap contracts, $66,762,089 payable for securities purchased, $982,143 payable for fund shares redeemed, $358,330 variation margin due to brokers on centrally cleared interest rate swap contracts, $60,000 cash collateral due to brokers for TBAs, $135,748 other accrued expenses payable, $727,257 due to manager and affiliates and $279,460 variation margin due to broker on futures contracts as of December 31, 2022.

The following foreign currency exchange contracts, futures contracts, reverse repurchase agreements and swap contracts were outstanding at December 31, 2022:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BCLY	AUD	(1,207,000)	USD	811,185	2/2/23	$ —	$ (11,747)
BMO	DKK	(39,087,000)	USD	5,462,884	2/2/23	—	(178,466)
BNP	EUR	(302,609,000)	USD	314,385,332	2/2/23	—	(10,291,421)
BOA	GBP	(2,920,171)	USD	3,484,564	2/2/23	—	(48,983)
BOA	SEK	(2,961,147)	USD	278,844	2/2/23	—	(5,485)
CITI	JPY	(40,492,345)	USD	307,990	2/2/23	—	(1,918)
CITI	MXN	29,269,350	USD	(1,485,000)	2/8/23	5,940	—
CITI	SEK	887,000	USD	(86,233)	2/2/23	—	(1,063)
DB	EUR	(76,074,000)	USD	80,924,280	2/2/23	—	(697,414)
DB	GBP	(12,971,000)	USD	15,527,017	2/2/23	—	(168,513)
DB	GBP	(205,000)	USD	251,609	2/2/23	3,549	—
HSBC	EUR	16,933,000	USD	(17,881,388)	2/2/23	286,450	—
HSBC	NZD	(8,037,000)	USD	4,998,152	2/2/23	—	(107,056)
HSBC	SEK	7,428,000	USD	(701,714)	2/2/23	11,523	—
IBC	CAD	(15,797,000)	USD	11,665,747	2/2/23	—	(3,122)
JPMC	AUD	(20,298,000)	USD	13,686,529	2/2/23	—	(152,643)
JPMC	EUR	(800,000)	USD	853,084	2/2/23	—	(5,256)
JPMC	JPY	(55,748,074)	USD	425,000	2/2/23	—	(1,668)
JPMC	MXN	(29,482,916)	USD	1,485,000	2/8/23	—	(16,819)
JPMC	NZD	(126,864)	USD	80,266	2/2/23	—	(320)
JPMC	SEK	2,004,740	USD	(192,759)	2/2/23	—	(264)
MSC	EUR	14,414,000	USD	(14,944,405)	2/2/23	520,736	—
MSC	EUR	(246,000)	USD	262,580	2/2/23	—	(1,359)
MSC	GBP	(117,167,000)	USD	140,762,676	2/2/23	—	(1,014,994)
MSC	GBP	(889,000)	USD	1,093,520	2/2/23	17,787	—
MSC	JPY	92,116,995	USD	(693,117)	2/2/23	11,901	—
RBC	EUR	747,319	USD	(793,478)	2/2/23	8,339	—
LVIP BlackRock Inflation Protected Bond Fund–9

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets (continued)
Foreign Currency Exchange Contracts1 (continued)
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
SCB	EUR	13,639,000	USD	(14,552,677)	1/3/23	$ 50,293	$ —
SCB	EUR	(18,853,000)	USD	20,151,387	2/2/23	—	(76,468)
SCB	GBP	319,102	USD	(384,200)	2/2/23	1,929	—
SCB	SEK	(151,390,000)	USD	14,453,836	2/2/23	—	(82,644)
TD	CAD	1,145,000	USD	(852,709)	2/2/23	—	(6,925)
TD	CAD	(281,002)	USD	207,414	2/2/23	—	(156)
TD	DKK	887,236	USD	(127,655)	2/2/23	398	—
TD	EUR	(3,685,589)	USD	3,813,623	2/2/23	—	(140,738)
TD	EUR	6,524,332	USD	(6,977,903)	2/2/23	22,215	—
TD	GBP	1,938,910	USD	(2,334,207)	2/2/23	11,967	—
TD	JPY	(50,743,281)	USD	366,634	2/2/23	—	(21,730)
TD	JPY	287,392,000	USD	(2,102,410)	2/2/23	97,145	—
UBS	DKK	23,789,000	USD	(3,317,066)	2/2/23	116,354	—
UBS	EUR	(746,000)	USD	781,509	2/2/23	—	(18,893)
UBS	JPY	(8,314,484,000)	USD	60,430,914	2/2/23	—	(3,204,000)
UBS	JPY	55,660,000	USD	(402,600)	2/2/23	23,394	—
WBC	EUR	(1,074,380)	USD	1,127,161	2/2/23	—	(25,568)
Total Foreign Currency Exchange Contracts						$1,189,920	$(16,285,633)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
586	3 Month SOFR	$139,233,600	$139,403,323	9/19/23	$ —	$ (169,723)
(31)	Canadian Government Bond	(2,805,798)	(2,872,831)	3/22/23	67,033	—
(358)	Euro-BOBL	(44,357,821)	(45,086,912)	3/8/23	729,091	—
(25)	Euro-Bund	(3,557,371)	(3,572,107)	3/8/23	14,736	—
(7)	Euro-Buxl	(1,013,373)	(1,207,311)	3/8/23	193,938	—
(94)	Euro-O.A.T.	(12,809,213)	(13,685,532)	3/8/23	876,319	—
(455)	Euro-Schatz	(51,345,287)	(51,483,091)	3/8/23	137,804	—
(39)	Japan 10 yr Bonds (OSE)	(43,225,693)	(43,932,275)	3/13/23	706,582	—
36	U.S. Treasury 10 yr Ultra Notes	4,258,125	4,348,674	3/22/23	—	(90,549)
869	U.S. Treasury 2 yr Notes	178,212,891	178,828,310	3/31/23	—	(615,419)
391	U.S. Treasury Note	42,200,508	42,419,524	3/31/23	—	(219,016)
(60)	U.S. Treasury Ultra Bonds	(8,058,745)	(8,681,919)	3/22/23	623,174	—
Total Futures Contracts					$3,348,677	$(1,094,707)
Reverse Repurchase Agreements3
Counterparty	Interest Rate	Trade Date	Maturity Date	Principal Amount	Face Value Including Accrued Interest
BNP-collateralized U.S. Treasury Inflation Indexed Bonds 0.625% 1/15/24; market value $80,587,086	4.32%	12/30/22	1/3/23	$(80,548,423)	$(80,567,754)
Nomura-collateralized U.S. Treasury Inflation Indexed Bonds 1.625% 10/15/27; market value $14,159,083	4.34%	12/30/22	1/3/23	(14,152,258)	(14,155,671)
Total Reverse Repurchase Agreements				$(94,700,681)	$(94,723,425)
LVIP BlackRock Inflation Protected Bond Fund–10

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets (continued)
Swap Contracts1
Inflation Swap Contracts
	Notional Amount[4]	Fixed Interest Rate Paid (Received)	Termination Date	Value	Unrealized Appreciation (Depreciation)[2]
Centrally Cleared:
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	2,530,000	(3.07%)	11/2/26	$80,446	$80,446
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	12,055,000	(3.17%)	11/12/26	319,440	319,440
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	9,300,000	(3.00%)	1/5/27	232,522	232,522
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	8,200,000	(3.42%)	4/14/27	(82,042)	(82,042)
Pay amounts based on Inflation EU-CPI-U Index and receive fixed rate coupon at maturity	EUR 6,840,000	3.28%	4/15/27	(171,053)	(171,053)
Pay amounts based on Inflation EU-CPI-U Index and receive fixed rate coupon at maturity	EUR 2,339,000	3.25%	4/29/27	(62,059)	(62,059)
Pay amounts based on Inflation EU-CPI-U Index and receive fixed rate coupon at maturity	EUR 4,612,800	3.22%	4/28/27	(131,276)	(131,276)
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	535,000	(2.43%)	8/17/52	6,185	6,185
Receive amounts based on Inflation EU-CPI-U Index and pay fixed rate coupon at maturity	EUR 425,000	(2.60%)	8/15/52	13,530	13,530
Pay amounts based on Inflation EU-CPI-U Index and receive fixed rate coupon at maturity	EUR 845,000	2.43%	7/15/52	(80,009)	(80,009)
Pay amounts based on Inflation EU-CPI-U Index and receive fixed rate coupon at maturity	EUR 845,000	2.44%	8/15/52	(72,110)	(72,110)
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	1,135,000	(2.49%)	9/20/52	(7,759)	(7,759)
Receive amounts based on Inflation EU-CPI-U Index and pay fixed rate coupon at maturity	EUR 3,065,000	(3.08%)	9/15/27	(1,322)	(1,322)
Pay amounts based on Inflation EU-CPI-U Index and receive fixed rate coupon at maturity	EUR 885,000	2.52%	9/15/52	(45,733)	(45,733)
Pay amounts based on Inflation EU-CPI-U Index and receive fixed rate coupon at maturity	EUR 3,065,000	2.67%	9/15/32	(15,564)	(15,564)
Receive amounts based on Inflation EU-CPI-U Index and pay fixed rate coupon at maturity	EUR 6,830,000	(2.56%)	10/15/27	150,979	150,979
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	3,855,000	(2.99%)	10/21/24	(24,286)	(24,286)
LVIP BlackRock Inflation Protected Bond Fund–11

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets (continued)
Swap Contracts1
Inflation Swap Contracts (continued)
	Notional Amount[4]	Fixed Interest Rate Paid (Received)	Termination Date	Value	Unrealized Appreciation (Depreciation)[2]
Centrally Cleared:(continued)
Pay amounts based on Inflation EU-CPI-U Index and receive fixed rate coupon at maturity	EUR 6,830,000	2.42%	10/15/32	$(179,416)	$(179,416)
Pay amounts based on Inflation USA-CPI-U Index and receive fixed rate coupon at maturity	3,855,000	3.17%	10/21/23	10,910	10,910
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	525,000	(2.49%)	12/12/52	(4,179)	(4,179)
Receive amounts based on Inflation EU-CPI-U Index and pay fixed rate coupon at maturity	EUR 6,765,000	(3.32%)	12/15/27	(6,186)	(6,186)
Receive amounts based on Inflation EU-CPI-U Index and pay fixed rate coupon at maturity	EUR 6,765,000	(2.57%)	12/15/32	(14,786)	(14,786)
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	29,800,000	(2.51%)	12/22/27	44,454	44,454
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	35,000,000	(2.48%)	12/23/24	36,263	36,263
Receive amounts based on Inflation EU-CPI-U Index and pay fixed rate coupon at maturity	EUR 13,700,000	(2.47%)	12/15/32	109,157	109,157
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	12,500,000	(2.52%)	1/3/28	(6,443)	(6,443)
Pay amounts based on Inflation EU-CPI-U Index and receive fixed rate coupon at maturity	EUR 465,000	2.65%	11/15/52	(1,606)	(1,606)
Pay amounts based on Inflation USA-CPI-U Index and receive fixed rate coupon at maturity	1,700,000	2.60%	11/18/32	4,306	4,306
Pay amounts based on Inflation EU-CPI-U Index and receive fixed rate coupon at maturity	EUR 6,765,000	3.08%	12/15/32	(1,349)	(1,349)
Pay amounts based on Inflation EU-CPI-U Index and receive fixed rate coupon at maturity	EUR 6,765,000	2.77%	12/15/27	11,974	11,974
Pay amounts based on Inflation EU-CPI-U Index and receive fixed rate coupon at maturity	EUR 27,400,000	2.49%	12/15/32	(178,721)	(178,721)
Total Inflation Swap Contracts				$(65,733)	$(65,733)
LVIP BlackRock Inflation Protected Bond Fund–12

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets (continued)
Swap Contracts1
Interest Rate Swap (IRS) Contracts
Reference Obligation/ Payment Frequency (Fixed Rate/Floating Rate)	Notional Amount[4]	Fixed Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared:
10 yr IRS-(Annual)	6,733,000	2.58%	(4.30%) [5]	4/13/32	$500,576	$99	$500,477	$—
10 yr IRS-(Annual)	6,687,000	2.61%	(4.30%) [5]	4/19/32	481,027	99	480,928	—
10 yr IRS-(Annual)	4,793,000	2.64%	(4.30%) [5]	4/20/32	332,708	71	332,637	—
10 yr IRS-(Annual)	1,931,000	2.74%	(4.30%) [5]	5/3/32	120,191	29	120,162	—
10 yr IRS-(Annual)	7,700,000	2.73%	(4.30%) [5]	5/5/32	489,085	114	488,971	—
10 yr IRS-(Annual)	7,597,143	(2.67%)	4.30% [5]	5/16/32	(525,418)	113	—	(525,531)
10 yr IRS-(Annual)	8,103,000	(2.54%)	4.30% [5]	5/27/32	(653,960)	121	—	(654,081)
10 yr IRS-(Annual)	5,678,000	2.34%	(4.30%) [5]	4/7/32	536,364	84	536,280	—
10 yr IRS-(Annual)	7,582,000	2.44%	(4.30%) [5]	4/8/32	653,917	112	653,805	—
10 yr IRS-(Annual)	5,689,000	2.44%	(4.30%) [5]	4/11/32	490,921	84	490,837	—
10 yr IRS-(Annual)	5,756,000	2.68%	(4.30%) [5]	4/21/32	383,434	85	383,349	—
10 yr IRS-(Annual)	6,856,000	2.75%	(4.30%) [5]	4/21/32	416,534	102	416,432	—
10 yr IRS-(Annual)	9,645,500	2.87%	(4.30%) [5]	5/9/32	502,564	143	502,421	—
10 yr IRS-(Annual)	6,337,089	2.73%	(4.30%) [5]	6/3/32	413,944	95	413,849	—
10 yr IRS-(Annual)	8,163,029	2.86%	(4.30%) [5]	6/8/32	444,999	123	444,876	—
10 yr IRS-(Annual)	7,304,000	2.79%	(4.30%) [5]	6/9/32	443,075	110	442,965	—
10 yr IRS-(Annual)	9,137,000	2.85%	(4.30%) [5]	6/13/32	512,278	137	512,141	—
10 yr IRS-(Annual)	6,387,000	2.96%	(4.30%) [5]	6/14/32	299,576	96	299,480	—
10 yr IRS-(Annual)	6,387,000	2.96%	(4.30%) [5]	6/14/32	296,590	96	296,494	—
10 yr IRS-(Annual)	5,414,000	3.17%	(4.30%) [5]	6/15/32	156,574	81	156,493	—
10 yr IRS-(Annual)	18,150,000	3.09%	(4.30%) [5]	6/17/32	650,183	273	649,910	—
10 yr IRS-(Annual)	11,552,000	(2.53%)	4.30% [5]	4/28/32	(921,542)	171	—	(921,713)
10 yr IRS-(Annual)	15,000,000	(2.78%)	4.30% [5]	6/9/32	(922,683)	225	—	(922,908)
10 yr IRS-(Annual)	9,081,000	(3.00%)	4.30% [5]	6/21/32	(399,024)	137	—	(399,161)
10 yr IRS-(Annual)	8,871,000	(2.78%)	4.30% [5]	7/5/32	(558,518)	131	—	(558,649)
10 yr IRS-(Annual)	7,392,500	(2.83%)	4.30% [5]	7/5/32	(435,646)	110	—	(435,756)
10 yr IRS-(Annual)	5,298,257	2.90%	(4.30%) [5]	7/12/32	281,849	79	281,770	—
10 yr IRS-(Annual)	8,861,000	2.76%	(4.30%) [5]	8/23/32	593,895	133	593,762	—
10 yr IRS-(Annual)	8,911,623	2.93%	(4.30%) [5]	9/1/32	471,677	134	471,543	—
10 yr IRS-(Annual)	9,027,000	2.93%	(4.30%) [5]	9/2/32	471,576	136	471,440	—
10 yr IRS-(Annual)	9,027,000	2.99%	(4.30%) [5]	9/2/32	429,652	136	429,516	—
10 yr IRS-(Annual)	7,141,600	(2.71%)	4.30% [5]	7/6/32	(494,696)	106	—	(494,802)
10 yr IRS-(Annual)	6,160,826	(2.62%)	4.30% [5]	7/7/32	(473,281)	91	—	(473,372)
10 yr IRS-(Annual)	4,466,500	(2.68%)	4.30% [5]	7/8/32	(319,285)	66	—	(319,351)
10 yr IRS-(Annual)	8,861,000	(2.60%)	4.30% [5]	7/26/32	(705,403)	(119)	—	(705,284)
10 yr IRS-(Annual)	20,433,000	(2.54%)	4.30% [5]	8/10/32	(1,733,711)	306	—	(1,734,017)
10 yr IRS-(Annual)	46,508,000	(2.93%)	4.30% [5]	9/1/32	(2,441,983)	701	—	(2,442,684)
10 yr IRS-(Annual)	5,371,000	3.08%	(4.30%) [5]	9/9/32	216,416	81	216,335	—
10 yr IRS-(Annual)	8,568,625	3.47%	(4.30%) [5]	9/30/32	67,930	130	67,800	—
10 yr IRS-(Annual)	12,852,900	3.56%	(4.30%) [5]	10/3/32	4,904	195	4,709	—
10 yr IRS-(Annual)	6,187,000	(3.48%)	4.30% [5]	10/4/32	(44,056)	94	—	(44,150)
10 yr IRS-(Annual)	8,832,716	3.62%	(4.30%) [5]	10/12/32	(38,666)	139	—	(38,805)
10 yr IRS-(Annual)	3,514,000	3.65%	(4.30%) [5]	10/14/32	(23,857)	55	—	(23,912)
10 yr IRS-(Annual)	12,416,000	3.85%	(4.30%) [5]	10/21/32	(293,717)	196	—	(293,913)
10 yr IRS-(Annual)	3,514,000	(3.41%)	4.30% [5]	10/5/32	(44,708)	55	—	(44,763)
10 yr IRS-(Annual)	8,412,110	(3.83%)	4.30% [5]	10/27/32	182,783	133	182,650	—
10 yr IRS-(Annual)	8,981,000	3.82%	(4.30%) [5]	11/15/32	(189,554)	143	—	(189,697)
10 yr IRS-(Annual)	3,344,000	3.81%	(4.30%) [5]	11/15/32	(67,469)	53	—	(67,522)
10 yr IRS-(Annual)	4,809,000	3.29%	(4.30%) [5]	12/13/32	111,832	77	111,755	—
10 yr IRS-(Annual)	7,962,000	3.36%	(4.30%) [5]	12/22/32	133,746	128	133,618	—
10 yr IRS-(Annual)	5,016,000	(3.56%)	4.30% [5]	11/14/32	(4,872)	80	—	(4,952)
10 yr IRS-(Annual)	5,324,000	(3.47%)	4.30% [5]	11/18/32	(43,294)	85	—	(43,379)
10 yr IRS-(Annual)	7,086,000	(3.41%)	4.30% [5]	11/21/32	(90,949)	113	—	(91,062)
10 yr IRS-(Annual)	8,362,000	(3.24%)	4.30% [5]	12/5/32	(229,949)	133	—	(230,082)
10 yr IRS-(Annual)	5,006,000	(3.21%)	4.30% [5]	12/6/32	(148,441)	80	—	(148,521)
10 yr IRS-(Annual)	8,362,000	(3.18%)	4.30% [5]	12/12/32	(265,137)	134	—	(265,271)
10 yr IRS-(Annual)	9,569,000	2.23%	(4.30%) [5]	3/24/32	984,690	143	984,547	—
LVIP BlackRock Inflation Protected Bond Fund–13

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets (continued)
Swap Contracts1
Interest Rate Swap (IRS) Contracts (continued)
Reference Obligation/ Payment Frequency (Fixed Rate/Floating Rate)	Notional Amount[4]	Fixed Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared:(continued)
10 yr IRS-(Annual)	7,690,000	2.29%	(4.30%) [5]	3/29/32	$750,265	$115	$750,150	$—
Total IRS Contracts						$7,172	$12,822,102	$(12,073,338)
The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures and centrally cleared swap contracts from the date the contracts were opened through December 31, 2022.
[3] See Note 1 in Notes to Financial Statements.
[4] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.
[5] Rate resets based on SOFR12M-Secured Overnight Financing Rate

Summary of Abbreviations:
AUD–Australian Dollar
BB-UBS–Barclays Bank United Bank of Switzerland
BCLY–Barclays Bank
BMO–Bank of Montreal
BNP–BNP Paribas
BOA–Bank of America
BOBL–Bundesobligationen
CAD–Canadian Dollar
CITI–Citigroup Global Markets
CPI–Consumer Price Index
CPI-U–Consumer Price Index for All Urban Consumers
DB–Deutsche Bank
DKK–Danish Krone
EU-CPI-U–Eurpoean Union Consumer Price Index for All Urban Consumers
EUR–Euro
GBP–British Pound Sterling
GSI–Goldman Sachs International
HSBC–Hong Kong and Shanghai Banking Corporation
IBC–Imperial Bank of Canada
IRS–Interest Rate Swap
JPMC–JPMorgan Chase
JPY–Japanese Yen
MSC–Morgan Stanley & Co.
MXN–Mexican Peso
NZD–New Zealand Dollar
O.A.T.–Obligations Assimilables du Trésor (French Treasury Bond)
OSE–Osaka Securities Exchange
RBC–Royal Bank of Canada
SCB–Standard Chartered Bank
SEK–Swedish Krona
SOFR–Secured Overnight Financing Rate
SOFR12M–Secured Overnight Financing Rate 12 Months
TD–Toronto Dominion
USD–United States Dollar
WBC–Westpac Banking Corporation
LVIP BlackRock Inflation Protected Bond Fund–14

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets (continued)
Summary of Abbreviations: (continued)
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Inflation Protected Bond Fund–15

LVIP BlackRock Inflation Protected Bond Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Interest	$ 113,153,206
EXPENSES:
Management fees	6,630,167
Distribution fees-Service Class	2,318,125
Interest expense on reverse repurchase agreements	991,658
Shareholder servicing fees	462,562
Accounting and administration expenses	330,091
Custodian fees	185,475
Professional fees	83,888
Trustees’ fees and expenses	53,269
Reports and statements to shareholders	33,855
Pricing fees	32,817
Consulting fees	3,791
Other	33,839
Total operating expenses	11,159,537
NET INVESTMENT INCOME	101,993,669
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(70,739,865)
Foreign currencies	(3,061,378)
Foreign currency exchange contracts	79,215,256
Futures contracts	36,010,562
Options purchased	1,655,522
Options written	(1,429,412)
Swap contracts	(9,185,258)
Net realized gain	32,465,427
Net change in unrealized appreciation (depreciation) of:
Investments	(203,408,687)
Foreign currencies	(20,110)
Foreign currency exchange contracts	(8,983,645)
Futures contracts	886,484
Options purchased	(796,760)
Options written	(2,520,082)
Swap contracts	1,250,746
Net change in unrealized appreciation (depreciation)	(213,592,054)
NET REALIZED AND UNREALIZED LOSS	(181,126,627)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (79,132,958)
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Inflation Protected Bond Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 101,993,669	$ 49,252,749
Net realized gain	32,465,427	70,953,082
Net change in unrealized appreciation (depreciation)	(213,592,054)	(49,642,298)
Net increase (decrease) in net assets resulting from operations	(79,132,958)	70,563,533
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(43,431,131)	(36,105,681)
Service Class	(71,578,811)	(40,361,351)
Return of capital:
Standard Class	(7,463,247)	(16,533,643)
Service Class	(10,362,953)	(18,482,428)
	(132,836,142)	(111,483,103)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	73,921,320	218,825,023
Service Class	174,208,300	218,470,758
Reinvestment of dividends and distributions:
Standard Class	50,894,378	52,639,324
Service Class	81,941,764	58,843,779
	380,965,762	548,778,884
Cost of shares redeemed:
Standard Class	(317,223,973)	(101,051,305)
Service Class	(210,149,129)	(85,695,031)
	(527,373,102)	(186,746,336)
Increase (decrease) in net assets derived from capital share transactions	(146,407,340)	362,032,548
NET INCREASE (DECREASE) IN NET ASSETS	(358,376,440)	321,112,978
NET ASSETS:
Beginning of year	1,767,686,373	1,446,573,395
End of year	$1,409,309,933	$1,767,686,373
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Inflation Protected Bond Fund–16

LVIP BlackRock Inflation Protected Bond Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Inflation Protected Bond Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.328	$ 10.562	$ 10.048	$ 9.709	$ 10.209
Income (loss) from investment operations:
Net investment income (loss)[1]	0.659	0.345	(0.002)	0.104	0.170
Net realized and unrealized gain (loss)	(1.135)	0.144	0.533	0.467	(0.143)
Total from investment operations	(0.476)	0.489	0.531	0.571	0.027
Less dividends and distributions from:
Net investment income	(0.827)	(0.496)	(0.017)	(0.229)	(0.293)
Return of capital	(0.112)	(0.227)	—	(0.003)	(0.234)
Total dividends and distributions	(0.939)	(0.723)	(0.017)	(0.232)	(0.527)
Net asset value, end of period	$ 8.913	$ 10.328	$ 10.562	$ 10.048	$ 9.709
Total return[2]	(4.70%)	4.67%	5.28%	5.89%	0.27%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$531,209	$806,737	$656,834	$706,436	$766,173
Ratio of expenses to average net assets[3]	0.55%	0.48%	0.49%	0.49%	0.49%
Ratio of net investment income (loss) to average net assets[4,5]	6.54%	3.22%	(0.01%)	1.04%	1.68%
Portfolio turnover	266%	72%	99%	100%	107%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	The ratio of expenses to average net assets excluding interest expense for the year ended December 31, 2022 is 0.49%.
[4]	Recognition of net investment income by the fund may be affected by inflation/deflation adjustments through period end and the actual annual net investment income ratio may differ.
[5]	The ratio of net investment income to average net assets excluding interest expense for the year ended December 31, 2022 is 6.60%.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Inflation Protected Bond Fund–17

LVIP BlackRock Inflation Protected Bond Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Inflation Protected Bond Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.322	$ 10.536	$ 10.049	$ 9.710	$ 10.184
Income (loss) from investment operations:
Net investment income (loss)[1]	0.631	0.318	(0.027)	0.079	0.145
Net realized and unrealized gain (loss)	(1.131)	0.143	0.531	0.466	(0.143)
Total from investment operations	(0.500)	0.461	0.504	0.545	0.002
Less dividends and distributions from:
Net investment income	(0.801)	(0.463)	(0.017)	(0.204)	(0.265)
Return of capital	(0.112)	(0.212)	—	(0.002)	(0.211)
Total dividends and distributions	(0.913)	(0.675)	(0.017)	(0.206)	(0.476)
Net asset value, end of period	$ 8.909	$ 10.322	$ 10.536	$ 10.049	$ 9.710
Total return[2]	(4.95%)	4.41%	5.02%	5.62%	0.02%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$878,101	$960,949	$789,740	$791,457	$796,591
Ratio of expenses to average net assets[3]	0.80%	0.73%	0.74%	0.74%	0.74%
Ratio of net investment income (loss) to average net assets[4,5]	6.29%	2.97%	(0.26%)	0.79%	1.43%
Portfolio turnover	266%	72%	99%	100%	107%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	The ratio of expenses to average net assets excluding interest expense for the year ended December 31, 2022 is 0.74%.
[4]	Recognition of net investment income by the fund may be affected by inflation/deflation adjustments through period end and the actual annual net investment income ratio may differ.
[5]	The ratio of net investment income to average net assets excluding interest expense for the year ended December 31, 2022 is 6.35%.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Inflation Protected Bond Fund–18

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Inflation Protected Bond Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   Futures contracts are valued at the daily quoted settlement prices.   Swap contracts are valued based upon valuations provided by an independent pricing service and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.   Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Non exchange-traded options are valued at the last reported sale price.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
LVIP BlackRock Inflation Protected Bond Fund–19

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies”. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2022, the value and cost of foreign currency held by the LVIP BlackRock Inflation Protected Bond Fund is $570,309 and $565,836 respectively.
Reverse Repurchase Agreements–The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities to a bank or broker/dealer and agrees to repurchase the securities at an agreed upon date and price. The Fund will maintain, in a segregated account with its custodian, cash, cash equivalents or U.S. government securities in an amount sufficient to cover its obligations under reverse repurchase agreements. The Fund will subject its reverse repurchase agreements to the borrowing provisions set forth in the 1940 Act. The use of reverse repurchase agreements by the Fund creates leverage, which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. At December 31, 2022, the Fund pledged $94,746,169 in securities as collateral for reverse repurchase agreements.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.450% of the first $500 million of the Fund’s average daily net assets; and 0.400% of the Fund’s average daily net assets in excess of $500 million.   The management fee is calculated daily and paid monthly.
BlackRock Financial Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$114,117
Legal	20,928
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP BlackRock Inflation Protected Bond Fund–20

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $17,488 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$504,277
Distribution fees payable to LFD	187,959
Shareholder servicing fees payable to Lincoln Life	35,021
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2022, the Fund engaged in securities sales of $3,570,946, which resulted in net realized losses of $230,661.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$ 696,996,559
Purchases of U.S. government securities	3,770,440,585
Sales other than U.S. government securities	681,521,687
Sales of U.S. government securities	3,796,009,849
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$1,684,328,272
Aggregate unrealized appreciation of investments and derivatives	$ 11,641,217
Aggregate unrealized depreciation of investments and derivatives	(162,615,534)
Net unrealized depreciation of investments and derivatives	$ (150,974,317)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
LVIP BlackRock Inflation Protected Bond Fund–21

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Non-Agency Asset-Backed Securities	$ —	$ 27,978,424	$—	$ 27,978,424
Non-Agency Collateralized Mortgage Obligations	—	12,972,879	—	12,972,879
Non-Agency Commercial Mortgage-Backed Securities	—	1,628,755	—	1,628,755
Sovereign Bonds	—	650,421,630	—	650,421,630
Supranational Bank	—	2,008,207	—	2,008,207
U.S. Treasury Obligations	—	824,792,259	—	824,792,259
Options Purchased	375,963	8,566,884	—	8,942,847
Money Market Fund	5,214,002	—	—	5,214,002
Total Investments	$5,589,965	$1,528,369,038	$—	$1,533,959,003
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$ —	$ 1,189,920	$—	$ 1,189,920
Futures Contracts	$ 3,348,677	$ —	$—	$ 3,348,677
Swap Contracts	$ —	$ 13,842,268	$—	$ 13,842,268
Liabilities:
Foreign Currency Exchange Contracts	$ —	$(16,285,633)	$—	$(16,285,633)
Futures Contracts	$(1,094,707)	$ —	$—	$ (1,094,707)
Reverse Repurchase Agreements	$ —	$(94,700,681)	$—	$(94,700,681)
Swap Contracts	$ —	$(13,159,237)	$—	$(13,159,237)
Options Written	$ (39,687)	$(19,002,660)	$—	$(19,042,347)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures, forwards, options and swap contracts, straddle losses and treasury inflation-protected securities.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$115,009,942	$76,467,032
Return of capital	17,826,200	35,016,071
Total	$132,836,142	$111,483,103
LVIP BlackRock Inflation Protected Bond Fund–22

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$ (79,854,095)
Other temporary differences	(2,921,320)
Net unrealized depreciation	(150,974,317)
Distributable earnings/(accumulated loss)	$(233,749,732)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, the Fund recorded the following permanent reclassifications primarily related to prior year tax return of capital true up adjustments:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$(34,779)	$34,779
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2022, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$19,439,610	$60,414,485	$79,854,095
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	7,285,544	20,250,259
Service Class	17,278,906	20,452,899
Shares reinvested:
Standard Class	5,643,644	5,076,995
Service Class	9,090,500	5,684,650
	39,298,594	51,464,803
Shares redeemed:
Standard Class	(31,443,581)	(9,407,296)
Service Class	(20,900,296)	(7,995,912)
	(52,343,877)	(17,403,208)
Net increase (decrease)	(13,045,283)	34,061,595
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
LVIP BlackRock Inflation Protected Bond Fund–23

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Foreign Currency Exchange Contracts– The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts and foreign cross currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts and foreign cross currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2022, the Fund entered into foreign currency exchange contracts and foreign cross currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.   At December 31, 2022, the Fund pledged securities with a value of $0 as collateral for futures contracts.
During the year ended December 31, 2022, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and to facilitate investments in portfolio securities.
Options Contracts–During the year ended December 31, 2022, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund's overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; as a cash management tool; and to generate income. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.
During the year ended December 31, 2022, the Fund used options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions; to protect the value of portfolio securities; to take advantage of liquidity available in the options market and to facilitate investments in portfolio securities.
LVIP BlackRock Inflation Protected Bond Fund–24

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Swap Contracts–The Fund enters into inflation swap contracts in the normal course of pursuing its investment objective and strategies. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds.
Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such swap contract. Interest rate swaps may be used to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received payment(receipt) to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, trading these instruments through a central counterparty.
During the year ended December 31, 2022, the Fund used interest rate swap contracts to manage the Fund's sensitivity to interest rates or to hedge against changes in interest rates.
Inflation Swap- Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as the Secured Overnight Financing Rate (SOFR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated, for bilateral swap contracts, by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
During the year ended December 31, 2022, the Fund used inflation swaps to hedge the inflation risks in nominal bonds (i.e., non-inflation-protected bonds) thereby creating "synthetic" inflation-indexed bonds.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.
Fair values of derivative instruments as of December 31, 2022 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Liabilities net of receivables and other assets	$ 1,189,920	Liabilities net of receivables and other assets	$(16,285,633)
Futures contracts (Interest rate contracts)	Liabilities net of receivables and other assets	3,348,677	Liabilities net of receivables and other assets	(1,094,707)
Options purchased (Equity contracts)	Liabilities net of receivables and other assets	375,963	Liabilities net of receivables and other assets	—
Options purchased (Interest rate contracts)	Liabilities net of receivables and other assets	8,566,884	Liabilities net of receivables and other assets	—
Options written (Equity contracts)	Liabilities net of receivables and other assets	—	Liabilities net of receivables and other assets	(39,687)
Options written (Interest rate contracts)	Liabilities net of receivables and other assets	—	Liabilities net of receivables and other assets	(19,002,660)
Swap contracts (Interest rate contracts & Inflation contracts)	Liabilities net of receivables and other assets	13,842,268	Liabilities net of receivables and other assets	(13,159,237)
Total		$27,323,712		$(49,581,924)
LVIP BlackRock Inflation Protected Bond Fund–25

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ 79,215,256	$ (8,983,645)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	36,010,562	886,484
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	1,466,386	(349,160)
Options purchased (Currency contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(864,382)	—
Options purchased (Interest rate contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	1,053,518	(447,600)
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	(529,941)	191,675
Options written (Currency contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	162,997	—
Options written (Interest rate contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	(1,062,468)	(2,711,757)
Swap contracts (Interest rate contracts & Inflation contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(9,185,258)	1,250,746
Total		$106,266,670	$(10,163,257)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$562,195,627	$1,229,957,481
Futures contracts (average notional value)	123,999,956	236,433,292
Options contracts (average value)	3,686,076	11,761,380
Interest rate swap contracts (average notional value)*	118,594,478	138,602,056
Inflation rate swap contracts (average notional value)	157,704,990	124,174,973

*Long represents paying floating interest payments and short represent receiving floating interest payments.
At December 31, 2022, the Fund posted securities collateral for certain open bilateral derivatives as follows:
Broker	Securities Collateral
Deutsche Bank	$ 6,102,512
Goldman Sachs International	429,198
JPMorgan Chase Bank	658,005
Morgan Stanley Capital	4,938,647
Total	$12,128,362
LVIP BlackRock Inflation Protected Bond Fund–26

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
At December 31, 2022, the Fund received securities collateral (comprised of U.S. treasury securities) for certain open bilateral derivatives as follows:
Broker	Securities Collateral
Barclays Bank	$1,601,177
Total	$1,601,177
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2022, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
Bank of America N.A.	$ —	$ (54,468)	$ (54,468)
Barclays Bank PLC	1,540,589	(11,747)	1,528,842
BMO Capital Markets	—	(178,466)	(178,466)
BNP Paribas SA	—	(10,291,421)	(10,291,421)
Citigroup Global Markets	5,940	(2,981)	2,959
Deutsche Bank	3,549	(6,735,480)	(6,731,931)
Goldman Sachs International	436,326	(939,764)	(503,438)
Hong Kong Shanghai Bank	297,973	(107,056)	190,917
Imperial Bank of Canada	—	(3,122)	(3,122)
JPMorgan Chase Bank	3,565,254	(4,359,148)	(793,894)
Morgan Stanley Capital	3,575,139	(9,027,518)	(5,452,379)
Royal Bank of Canada	8,339	—	8,339
Standard Chartered Bank	52,222	(159,112)	(106,890)
Toronto Dominion Bank	131,725	(169,549)	(37,824)
UBS AG	139,748	(3,222,893)	(3,083,145)
Westpac Banking Corp.	—	(25,568)	(25,568)
Total	$9,756,804	$(35,288,293)	$(25,531,489)

LVIP BlackRock Inflation Protected Bond Fund–27

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
Bank of America N.A.	$ (54,468)	$ —	$—	$ —	$—	$ (54,468)
Barclays Bank PLC	1,528,842	(1,528,842)	—	—	—	—
BMO Capital Markets	(178,466)	—	—	—	—	(178,466)
BNP Paribas SA	(10,291,421)	—	—	—	—	(10,291,421)
Citigroup Global Markets	2,959	—	—	—	—	2,959
Deutsche Bank	(6,731,931)	—	—	6,102,512	—	(629,419)
Goldman Sachs International	(503,438)	—	—	429,198	—	(74,240)
Hong Kong Shanghai Bank	190,917	—	—	—	—	190,917
Imperial Bank of Canada	(3,122)	—	—	—	—	(3,122)
JPMorgan Chase Bank	(793,894)	—	—	658,005	—	(135,889)
Morgan Stanley Capital	(5,452,379)	—	—	4,938,647	—	(513,732)
Royal Bank of Canada	8,339	—	—	—	—	8,339
Standard Chartered Bank	(106,890)	—	—	—	—	(106,890)
Toronto Dominion Bank	(37,824)	—	—	—	—	(37,824)
UBS AG	(3,083,145)	—	—	—	—	(3,083,145)
Westpac Banking Corp.	(25,568)	—	—	—	—	(25,568)
Total	$(25,531,489)	$(1,528,842)	$—	$12,128,362	$—	$(14,931,969)

1	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
Reverse repurchase agreements
Reverse repurchase transactions are entered into by the Fund under Master Reverse Repurchase Agreements (each, an “MRRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically the Fund and the counterparties are permitted to sell, repledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRRA counterparty, the Fund is considered unsecured creditors with respect to excess collateral and, as such, the return of excess collateral may be delayed. As of December 31, 2022, the following table is a summary of the Fund’s reverse repurchase agreements by counterparty which are subject to offset under an MRRA:
Counterparty	Reverse Repurchase Agreement	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
Nomura	$(14,152,258)	$14,152,258	$—	$—
BNP Paribas	(80,548,423)	80,548,423	—	—
Total	$(94,700,681)	$94,700,681	$—	$—

[1] Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
9. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
LVIP BlackRock Inflation Protected Bond Fund–28

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
The Fund primarily invests in inflation protected debt securities whose principal and/or interest payments are adjusted for inflation, unlike traditional debt securities that make fixed principal and interest payments. Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation protected debt securities issued by the U.S. government, its agencies or instrumentalities, foreign governments and corporations, which may include synthetic investments such as options, forwards, futures contracts, or swap agreements that, when combined with non-inflation indexed bonds, have economic characteristics similar to inflation-indexed bonds.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply
LVIP BlackRock Inflation Protected Bond Fund–29

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 11. Recent Accounting Pronouncements (continued)
a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock Inflation Protected Bond Fund–30

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock Inflation Protected Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP BlackRock Inflation Protected Bond Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP BlackRock Inflation Protected Bond Fund–31

LVIP BlackRock Inflation Protected Bond Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.  The Board concluded that the services provided by LIAC were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022.  The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction.  The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP BlackRock Inflation Protected Bond Fund–32

LVIP BlackRock Inflation Protected Bond Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that the Fund had a breakpoint in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits.  The Board reviewed materials provided by LIAC as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LIAC and BlackRock Financial Management, Inc. (“BlackRock”) on behalf of the LVIP BlackRock Inflation Protected Bond Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement.  The Board reviewed the services provided by BlackRock, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock.  The Board considered that BlackRock uses an affiliated investment adviser as sub-subadviser in connection with the subadvisory services provided to the Fund.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance.  The Board reviewed the LVIP BlackRock Inflation Protected Bond Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Inflation-Protected Bond funds category and the Bloomberg World Government IL 1-10 Year Total Return Hedged USD Index.  The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the return of the benchmark for the one-year period and below the return of the Morningstar peer group median and the benchmark index for the three-, five- and ten-year periods.  The Board considered LIAC’s comments that the lead portfolio manager changed in 2021 and that the investment guidelines were adjusted to be more in line with the peer group.  The Board noted LIAC’s view that it continues to believe that the Fund has potential to achieve its performance objectives.  The Board concluded that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale.  The Board reviewed the subadvisory fee schedule, which contains breakpoints, and the subadvisory fee schedule for similar accounts subadvised by BlackRock.  The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party of LIAC.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  With respect to profitability, the Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, provides potential scale-related benefits and may increase analyst coverage for BlackRock proprietary products.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP BlackRock Inflation Protected Bond Fund–33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP BlackRock Inflation Protected Bond Fund–34

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP BlackRock Inflation Protected Bond Fund–35

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP BlackRock Inflation Protected Bond Fund–36

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP BlackRock Inflation Protected Bond Fund–37

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock Inflation Protected Bond Fund–38

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Investment Management LLC
Milliman Financial Risk Management LLC
The Fund returned (16.51)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its composite benchmark, the BlackRock U.S. Growth ETF Allocation Composite1, returned (14.22)% and its broad-based benchmark index, the Bloomberg U.S. Aggregate Bond Index2, returned (13.01)%.
The fourth quarter of 2022 wrapped up one of the most notable years in market history. A sea change in the investment landscape occurred in 2022 resulting from a dramatic increase in inflation and subsequent reversal in the 40-year trend of falling US interest rates. 2022 ended with a total of 425 basis points in rate hikes by the US Federal Reserve (Fed). While the Fed announced a final hike of 50 basis points in December, marking a deceleration from the previous 4 consecutive 75 basis point hikes, it emphasized its commitment to fighting inflation.
Although both the bond market (represented by the Bloomberg US Aggregate Bond Index) and the stock market (S&P 500® Index3) finished the year in negative territory, Q4 provided some relief, as they rebounded 1.9% and 7.6% respectively. Developed markets outside the US (MSCI EAFE Index), however, led the rebound by finishing the last quarter of 2022 up 17.3%. Much of this return came on the back of weakness in USD. Commodities (Dow Jones Commodity Index4) closed out 2022 with a return of 20.6%, resuming the massive gains achieved in Q1.
In the US, equity style factors largely outperformed the S&P 500® Index. Low volatility (as represented by the MSCI USA Minimum Volatility Index5) outperformed the S&P 500® Index by 8.9% for the year respectively. And, for the final quarter of 2022, low volatility outperformed the S&P 500® by greater than 2%.
Due to a difficult market environment with high equity and cross-asset volatility, repeated V-shaped markets and unprecedented positive equity-bond correlation, the risk management overlay of the Fund reduced Fund volatility materially but had a negative impact on relative performance in 2022.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Alex Zeng
BlackRock Investment Management LLC:	Paul Whitehead
Greg Savage
Amy Whitelaw
Milliman Financial Risk Management
LLC:	Jeff Greco
Maria Schiopu
Adam Schenck
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/2/16 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund shares on 5/2/16 (commencement of operations). As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,699 for the Standard Class shares and to $13,384 for the Service Class shares. For comparison, look at how the BlackRock U.S. Growth ETF Allocation Composite and Bloomberg U.S. Aggregate Bond Index did from 5/2/16 through 12/31/22. The same $10,000 investment would have increased to $16,376 and $10,288, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–1

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
2022 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 16.51%
Five Years	+ 2.73%
Inception (5/2/16)	+ 4.83%
Service Class Shares
One Year	- 16.81%
Five Years	+ 2.37%
Inception (5/2/16)	+ 4.47%
1. BlackRock U.S. Growth ETF Allocation Composite is constructed as follows: 30% Bloomberg U.S. Aggregate Bond Index, 29% S&P 500® Index, 25% MSCI USA Minimum Volatility Index, 7% S&P MidCap 400®  Index and 9% Russell 2000®  Index.
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
4. The Dow Jones Commodity Index (DJCI) is a weighted index that tracks a wide range of 28 different commodity futures contracts, including metals, agricultural products, and energy commodities such as oil and gas.
5. The MSCI USA Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid cap USA equity universe. The index is calculated by optimizing the MSCI USA Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints). Historically, the index has shown lower beta and volatility characteristics relative to the MSCI USA Index.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–2

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$983.00	0.31%	$1.55
Service Class Shares	1,000.00	981.30	0.66%	3.30
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.60	0.31%	$1.58
Service Class Shares	1,000.00	1,021.90	0.66%	3.36

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–3

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Investment Companies	98.80%
Equity Funds	67.47%
Fixed Income Funds	28.36%
Money Market Fund	2.97%
Total Investments	98.80%
Receivables and Other Assets Net of Liabilities	1.20%
Total Net Assets	100.00%
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–4

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–98.80%
Equity Funds–67.47%
iShares Core S&P 500 ETF	414,453	$ 159,236,987
iShares Core S&P Mid-Cap ETF	162,243	39,244,959
iShares Edge MSCI Min Vol USA ETF	1,915,354	138,097,024
iShares Russell 2000 ETF	281,570	49,094,545
		385,673,515
Fixed Income Funds–28.36%
iShares Broad USD Investment Grade Corporate Bond ETF	555,730	27,291,901
iShares Core U.S. Aggregate Bond ETF	828,671	80,372,800
iShares Core U.S. Treasury Bond ETF	1,192,884	27,102,325
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
iShares MBS ETF	294,463	$ 27,311,443
		162,078,469
Money Market Fund–2.97%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	16,990,288	16,990,288
		16,990,288
Total Investment Companies (Cost $457,900,879)		564,742,272

TOTAL INVESTMENTS–98.80% (Cost $457,900,879)	564,742,272
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.20%	6,850,461
NET ASSETS APPLICABLE TO 50,280,831 SHARES OUTSTANDING–100.00%	$571,592,733
NET ASSET VALUE PER SHARE–LVIP BLACKROCK U.S. GROWTH ETF ALLOCATION MANAGED RISK FUND STANDARD CLASS ($20,600,179 / 1,809,028 Shares)	$11.387
NET ASSET VALUE PER SHARE–LVIP BLACKROCK U.S. GROWTH ETF ALLOCATION MANAGED RISK FUND SERVICE CLASS ($550,992,554 / 48,471,803 Shares)	$11.367
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$580,358,318
Distributable earnings/(accumulated loss)	(8,765,585)
TOTAL NET ASSETS	$571,592,733

★ Includes $5,406,500 cash collateral held at broker for futures contracts, $866,505 variation margin due from broker on futures contracts, $2,685,216 payable for securities purchased, $36,538 payable for fund shares redeemed, $46,116 other accrued expenses payable and $301,051 due to manager and affiliates as of December 31, 2022.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–5

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Statement of Net Assets (continued)
The following futures contracts were outstanding at December 31, 2022:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
(148)	E-mini Russell 2000 Index	$(13,104,660)	$(13,235,430)	3/17/23	$ 130,770	$—
(331)	E-mini S&P 500 Index	(63,899,550)	(64,819,733)	3/17/23	920,183	—
(77)	E-mini S&P MidCap 400 Index	(18,808,020)	(18,853,148)	3/17/23	45,128	—
Total Futures Contracts					$1,096,081	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
MBS–Mortgage-Backed Security
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–6

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends	$ 10,266,603
Interest	389,221
10,655,824
EXPENSES:
Distribution fees-Service Class	2,061,823
Management fees	1,524,150
Shareholder servicing fees	176,801
Accounting and administration expenses	116,712
Professional fees	40,627
Trustees’ fees and expenses	20,282
Custodian fees	15,558
Reports and statements to shareholders	10,256
Consulting fees	3,735
Pricing fees	421
Other	16,556
3,986,921
Less:
Management fees waived	(30,483)
Total operating expenses	3,956,438
NET INVESTMENT INCOME	6,699,386
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	2,275,873
Futures contracts	(18,930,740)
Net realized loss	(16,654,867)
Net change in unrealized appreciation (depreciation) of:
Investments	(108,728,520)
Futures contracts	649,313
Net change in unrealized appreciation (depreciation)	(108,079,207)
NET REALIZED AND UNREALIZED LOSS	(124,734,074)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(118,034,688)
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 6,699,386	$ 4,621,123
Net realized gain (loss)	(16,654,867)	14,444,348
Net change in unrealized appreciation (depreciation)	(108,079,207)	70,962,991
Net increase (decrease) in net assets resulting from operations	(118,034,688)	90,028,462
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(949,086)	(1,217,116)
Service Class	(24,447,549)	(37,245,471)
	(25,396,635)	(38,462,587)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	8,521,236	4,445,649
Service Class	37,246,716	53,126,271
Reinvestment of dividends and distributions:
Standard Class	949,086	1,217,116
Service Class	24,447,549	37,245,471
	71,164,587	96,034,507
Cost of shares redeemed:
Standard Class	(6,257,854)	(1,573,342)
Service Class	(59,806,490)	(84,664,426)
	(66,064,344)	(86,237,768)
Increase in net assets derived from capital share transactions	5,100,243	9,796,739
NET INCREASE (DECREASE) IN NET ASSETS	(138,331,080)	61,362,614
NET ASSETS:
Beginning of year	709,923,813	648,561,199
End of year	$ 571,592,733	$709,923,813
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–7

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 14.317	$ 13.260	$ 13.008	$ 11.225	$ 11.719
Income (loss) from investment operations:
Net investment income[1]	0.179	0.144	0.196	0.240	0.217
Net realized and unrealized gain (loss)	(2.546)	1.773	0.237	1.874	(0.538)
Total from investment operations	(2.367)	1.917	0.433	2.114	(0.321)
Less dividends and distributions from:
Net investment income	(0.175)	(0.176)	(0.181)	(0.207)	(0.173)
Net realized gain	(0.388)	(0.684)	—	(0.124)	—
Total dividends and distributions	(0.563)	(0.860)	(0.181)	(0.331)	(0.173)
Net asset value, end of period	$ 11.387	$ 14.317	$ 13.260	$ 13.008	$ 11.225
Total return[2]	(16.51%)	14.66%	3.34%	18.90%	(2.74%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 20,600	$ 22,196	$16,664	$ 11,864	$ 5,937
Ratio of expenses to average net assets[3]	0.31%	0.30%	0.31%	0.32%	0.32%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.32%	0.31%	0.31%	0.32%	0.32%
Ratio of net investment income to average net assets	1.44%	1.03%	1.55%	1.94%	1.82%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.43%	1.02%	1.55%	1.94%	1.82%
Portfolio turnover	7%	6%	20%	3%	5%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–8

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 14.291	$ 13.241	$ 12.993	$ 11.221	$ 11.718
Income (loss) from investment operations:
Net investment income[1]	0.135	0.094	0.151	0.196	0.174
Net realized and unrealized gain (loss)	(2.539)	1.768	0.235	1.872	(0.534)
Total from investment operations	(2.404)	1.862	0.386	2.068	(0.360)
Less dividends and distributions from:
Net investment income	(0.132)	(0.128)	(0.138)	(0.172)	(0.137)
Net realized gain	(0.388)	(0.684)	—	(0.124)	—
Total dividends and distributions	(0.520)	(0.812)	(0.138)	(0.296)	(0.137)
Net asset value, end of period	$ 11.367	$ 14.291	$ 13.241	$ 12.993	$ 11.221
Total return[2]	(16.81%)	14.26%	2.98%	18.48%	(3.07%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 550,993	$687,727	$631,897	$544,415	$327,163
Ratio of expenses to average net assets[3]	0.66%	0.65%	0.66%	0.67%	0.67%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.67%	0.66%	0.66%	0.67%	0.67%
Ratio of net investment income to average net assets	1.09%	0.68%	1.20%	1.59%	1.47%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.08%	0.67%	1.20%	1.59%	1.47%
Portfolio turnover	7%	6%	20%	3%	5%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–9

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in iShares Exchange-Traded Funds (“Underlying ETFs”) or financial instruments that provide exposure to such Underlying ETFs (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek a balance between current income and growth of capital, with a greater emphasis on growth of capital.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.
 Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
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LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays BlackRock a fee based on the Fund’s average daily net assets.
Milliman Financial Risk Management LLC (“Milliman”) is responsible for managing the Fund’s managed risk strategy. For these services, LIAC, not the Fund, pays Milliman a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$43,654
Legal	7,807
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $2,893 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$120,579
Distribution fees payable to LFD	166,199
Shareholder servicing fees payable to Lincoln Life	14,273
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$41,197,830
Sales	77,947,987
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LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$464,345,595
Aggregate unrealized appreciation of investments and derivatives	$122,143,261
Aggregate unrealized depreciation of investments and derivatives	(21,746,584)
Net unrealized appreciation of investments and derivatives	$100,396,677
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment Companies	$564,742,272	$—	$—	$564,742,272
Derivatives:
Assets:
Futures Contracts	$ 1,096,081	$—	$—	$ 1,096,081
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$22,118,488	$23,608,803
Long-term capital gains	3,278,147	14,853,784
Total	$25,396,635	$38,462,587
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LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 86,148
Capital loss carryforward	(24,199,990)
Other temporary differences	(85,048,420)
Net unrealized appreciation	100,396,677
Distributable earnings/(accumulated loss)	$ (8,765,585)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2022, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$7,202,874	$16,997,116	$24,199,990
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	660,670	318,025
Service Class	3,008,995	3,798,618
Shares reinvested:
Standard Class	82,966	86,822
Service Class	2,143,362	2,670,644
	5,895,993	6,874,109
Shares redeemed:
Standard Class	(484,951)	(111,237)
Service Class	(4,805,023)	(6,069,149)
	(5,289,974)	(6,180,386)
Net increase	606,019	693,723
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded.
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LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2022, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.
Fair values of derivative instruments as of December 31, 2022 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$1,096,081	Receivables and other assets net of liabilities	$—
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(16,524,343)	$649,313
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(2,406,397)	—
Total		$(18,930,740)	$649,313
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$19,088,472	$108,899,721
9. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
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LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
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LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with the subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”)of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar, Broadridge and the applicable subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a risk management strategy using up to 20% of net assets (the “Risk-Management Sleeve”) and that at least 80% of the Fund’s net assets are invested by BlackRock Investment Management, LLC (“BlackRock”) in underlying funds (the “Underlying Sleeve”). The Board considered that the risk management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of the Fund; and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve, both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods ended March 31, 2022. The Board considered complex-wide information provided by Broadridge that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information by Broadridge. The Board also considered an impact analysis provided by LIAC of the overlay/cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a custom benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–17

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Fund’s Risk-Management Sleeve to Milliman Financial Risk Management LLC (“Milliman”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, and monitoring of the implementation of the risk management overlay model. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.
The Board considered that LIAC has delegated the day-to-day investment management of the Fund’s Underlying Sleeve to an unaffiliated subadviser responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. The Board considered that the Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the net expense ratio (including AFFE) of the Morningstar peer group median. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented a partial advisory fee waiver for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Risk-Management Sleeve - Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement.  The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance.  The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model.  The Board also considered a presentation by representatives of Milliman regarding the performance of the Funds subadvised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve.  The Board concluded that the services provided by Milliman were satisfactory.
Subadvisory Fee and Economies of Scale.  The Board considered the subadvisory fee schedule for Milliman.  The Board considered that LIAC compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Fund such as favorable publicity in relevant markets.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–18

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Other Fund Information (unaudited) (continued)
Underlying Sleeve – Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LIAC and BlackRock on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement.  The Board reviewed the services provided by BlackRock, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance.  The Board considered that the subadviser manages the Underlying Fund Sleeve of the Fund.  The Board reviewed the performance of the LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund.  In its review, the Board considered the total return and standard deviation data provided by each of Broadridge comparing the performance of the Fund and Morningstar comparing the performance of the Fund’s Underlying Sleeve, to peer group information of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and the Fund’s custom benchmark index, the BlackRock U.S. Growth ETF Allocation Index, and a risk control benchmark.  The Board concluded that the services provided by BlackRock to the Fund were satisfactory.
Subadvisory Fee and Economies of Scale.  The Board considered the LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund’s subadvisory fee schedule, which contains a breakpoint, and noted BlackRock’s statement that it advised no comparable registered funds using the same strategy with the same portfolio management team.  The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, an unaffiliated third party.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  The Board noted that the subadvisory fee schedules were negotiated between LIAC and BlackRock, an unaffiliated third party, and that LIAC compensates BlackRock from its fees.  The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, provides potential scale-related benefits, may increase analyst coverage and sales of BlackRock proprietary products and that BlackRock receives a unitary management fee from the underlying BlackRock sponsored funds in which the Fund invests and the subadvisory fee.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–24

LVIP Blended Large Cap Growth Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Blended Large Cap Growth Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Blended Large Cap Growth Managed Volatility Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Goldman Sachs Asset Management, L.P.
AllianceBernstein LP
Schroder Investment Management
North America Inc.
The Fund returned (26.73%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the Russell 1000® Growth Index1, returned (29.14%).
2022 was a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates, and negative returns for most asset classes.
There was a worldwide inflation surge from mid-2021 to 2022, driven by a rapid recovery of consumer demand amid widespread supply shortages. The effects of the Covid-19 pandemic continued to ease but still contributed to disruptions in global supply chains. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced persistent and structural increases climbing to levels not seen in four decades, with similarly high readings in most other countries. Furthermore, the abrupt Russian invasion of Ukraine exacerbated economic disruptions and supply shortages that added to inflationary pressures and market volatility.
In order to combat high inflation, the U.S. Federal Reserve (“Fed”), along with other major central banks, had to take drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near-zero rate, the Fed hiked the Fed Funds rate by 4.25% in 2022, which was the fastest pace of rate hikes ever. Out of the five times rates hiked 75bps in the past 30 years, four took place in 2022.  Moreover, these rate hikes coincided with a reversal from quantitative easing to a period of quantitative tightening, which involved the Fed shrinking its $9 trillion balance sheet and reducing market liquidity. As a result, U.S. Treasury yields reversed their long-past-four-decade decline. The 10-year U.S. treasury yield rose sharply from 1.51% at the end of 2021 to 3.88% as of December 31, 2022. The yield spread between the 2-year and 10-year U.S. Treasury also closed the year at –55bps, marking the largest inversion seen since 1981. These dynamics resulted in U.S. fixed-income markets suffering the worst year in history. In 2022, for the first time ever, both the Bloomberg U.S. Aggregate Bond Index2 and the Bloomberg U.S. Treasury Index3 posted double digit negative returns of 13.1% (–13.1%) and 12.5% (–12.5%), respectively, which were the worst yearly returns since the inception of those indices in the 1970s. However, despite much higher yields, credit spreads were generally resilient, especially in the second half of the year on the strength of healthy corporate fundamentals.
After rising for three consecutive years, from the beginning of 2019 to year-end 2021, the S&P 500® Index4 (total return) doubled and Nasdaq® Composite Index5 more than doubled. This remarkable bull market came to an end in 2022. While earnings growth was positive during the first three quarters of the year, financial conditions continued to tighten and equity market volatility, as indicated by the CBOE Volatility Index6, stayed elevated throughout the year. Sharply rising interest rates diminished the equity risk premium and compressed price multiples. During 2022, domestic equity markets entered the longest and one of the worst bear markets since the Global Financial Crisis of 2008. The S&P 500® Index (total return) returned (18.1%), and the Nasdaq® Composite Index returned (32.4%). Wide dispersion in performance across investment styles and geographies continued throughout 2022. Value-oriented equities, known for their more defensive characteristics, outperformed growth-oriented equities across all market capitalizations.  Within the U.S., mega cap equities suffered the worst declines, followed by more economically sensitive small cap equities.  Developed international equity markets fared slightly better, outperforming domestic equity markets.  However, emerging market equities lagged all other geographies partly fueled by a slowdown in economic activity, highlighted by China’s zero-Covid policy that persisted through much of 2022.
This Fund utilizes a volatility management overlay and invests predominantly in large cap stocks.  The Fund has exposure to both growth and quality factors through allocations to multiple strategies, with the resulting portfolio having a bias towards growth.  During calendar year 2022, exposure to quality-oriented equities generally contributed to relative returns amid sharp market index declines.
Despite a difficult market environment with high equity and cross-asset volatility and repeated V-shaped markets, the risk management overlay of the Fund not only reduced Fund volatility meaningfully, but also had a positive impact on relative performance in 2022.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Michael Hoppe
Jay Shearon
Alex Zeng
Goldman Sachs Asset Management, L.P.:	Osman Ali
Len Ioffe
Dennis Walsh
AllianceBernstein LP:	Frank Caruso
John H. Fogarty
Vinay Thapar
Schroder Investment Management
North America Inc.:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Blended Large Cap Growth Managed Volatility Fund–1

LVIP Blended Large Cap Growth Managed Volatility Fund
2022 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class shares on 12/31/12. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,721. For comparison, look at how the Russell 1000® Growth Index did over the same period. The same $10,000 investment would have increased to $37,397. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 26.73%
Five Years	+ 6.38%
Ten Years	+ 8.55%
Service Class Shares
One Year	- 26.92%
Five Years	+ 6.12%
Ten Years	+ 8.28%
1. The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3. The Bloomberg US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting.
The US Treasury Index is a component of the US Aggregate, US Universal, Global Aggregate and Global Treasury Indices. The US Treasury Index has history back to January 1, 1973.
4. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
5. The Nasdaq ® Composite index is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq® Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces the order of magnitude of the result.
6. The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.

LVIP Blended Large Cap Growth Managed Volatility Fund–2

LVIP Blended Large Cap Growth Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$975.60	0.68%	$3.39
Service Class Shares	1,000.00	974.40	0.93%	4.63
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.80	0.68%	$3.47
Service Class Shares	1,000.00	1,020.50	0.93%	4.74

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Blended Large Cap Growth Managed Volatility Fund–3

LVIP Blended Large Cap Growth Managed Volatility Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	86.83%
Aerospace & Defense	1.32%
Auto Components	0.16%
Automobiles	0.78%
Banks	0.18%
Beverages	2.16%
Biotechnology	4.39%
Building Products	0.36%
Capital Markets	1.60%
Chemicals	1.01%
Commercial Services & Supplies	1.20%
Communications Equipment	1.75%
Construction Materials	0.38%
Consumer Finance	0.11%
Distributors	0.02%
Diversified Telecommunication Services	0.07%
Electrical Equipment	0.62%
Electronic Equipment, Instruments & Components	1.23%
Energy Equipment & Services	0.04%
Entertainment	0.18%
Equity Real Estate Investment Trusts	1.66%
Food & Staples Retailing	2.24%
Food Products	0.20%
Health Care Equipment & Supplies	4.39%
Health Care Providers & Services	4.48%
Health Care Technology	0.97%
Hotels, Restaurants & Leisure	1.39%
Household Durables	0.02%
Household Products	0.15%
Insurance	0.54%
Interactive Media & Services	4.00%
Internet & Direct Marketing Retail	3.97%
IT Services	7.23%
Life Sciences Tools & Services	1.61%
Machinery	0.49%
Media	0.40%
Multiline Retail	0.58%
Oil, Gas & Consumable Fuels	0.58%
Pharmaceuticals	1.69%
Road & Rail	1.16%
Semiconductors & Semiconductor Equipment	5.33%
Software	17.08%
Specialty Retail	2.83%
Technology Hardware, Storage & Peripherals	4.95%
Textiles, Apparel & Luxury Goods	0.87%
Trading Companies & Distributors	0.46%
Security Type/Sector	Percentage of Net Assets
Rights	0.00%
Money Market Fund	11.89%
Total Investments	98.72%
Receivables and Other Assets Net of Liabilities	1.28%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Microsoft Corp.	8.20%
Apple, Inc.	4.65%
Alphabet, Inc. Class C	3.66%
Amazon.com, Inc.	3.58%
UnitedHealth Group, Inc.	3.29%
Visa, Inc. Class A	3.09%
Vertex Pharmaceuticals, Inc.	2.23%
Costco Wholesale Corp.	1.91%
Intuitive Surgical, Inc.	1.79%
Monster Beverage Corp.	1.57%
Total	33.97%

IT–Information Technology

LVIP Blended Large Cap Growth Managed Volatility Fund–4

LVIP Blended Large Cap Growth Managed Volatility Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
COMMON STOCK–86.83%
Aerospace & Defense–1.32%
General Dynamics Corp.	18,655	$ 4,628,492
HEICO Corp.	5,933	911,546
Howmet Aerospace, Inc.	90,907	3,582,645
Lockheed Martin Corp.	18,564	9,031,200
		18,153,883
Auto Components–0.16%
†Aptiv PLC	23,311	2,170,953
		2,170,953
Automobiles–0.78%
General Motors Co.	36,642	1,232,637
†Tesla, Inc.	77,326	9,525,017
		10,757,654
Banks–0.18%
East West Bancorp, Inc.	11,872	782,365
Webster Financial Corp.	4,580	216,817
Western Alliance Bancorp	24,522	1,460,530
		2,459,712
Beverages–2.16%
†Boston Beer Co., Inc. Class A	9,278	3,057,286
†Monster Beverage Corp.	212,506	21,575,734
PepsiCo, Inc.	27,301	4,932,199
		29,565,219
Biotechnology–4.39%
AbbVie, Inc.	75,038	12,126,891
†Exelixis, Inc.	231,591	3,714,720
†Genmab AS ADR	64,734	2,743,427
Gilead Sciences, Inc.	818	70,225
†Incyte Corp.	68,569	5,507,462
†Neurocrine Biosciences, Inc.	41,991	5,015,405
†Regeneron Pharmaceuticals, Inc.	299	215,725
†United Therapeutics Corp.	1,042	289,770
†Vertex Pharmaceuticals, Inc.	105,673	30,516,249
		60,199,874
Building Products–0.36%
Johnson Controls International PLC	17,544	1,122,816
Trane Technologies PLC	11,149	1,874,035
†Trex Co., Inc.	46,694	1,976,557
		4,973,408
Capital Markets–1.60%
Ameriprise Financial, Inc.	13,418	4,177,963
MarketAxess Holdings, Inc.	8,656	2,414,072
MSCI, Inc.	28,743	13,370,381
Stifel Financial Corp.	32,889	1,919,731
		21,882,147
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Chemicals–1.01%
Mosaic Co.	4,031	$ 176,840
Sherwin-Williams Co.	57,578	13,664,987
		13,841,827
Commercial Services & Supplies–1.20%
Cintas Corp.	10,517	4,749,688
†Copart, Inc.	191,241	11,644,664
		16,394,352
Communications Equipment–1.75%
†Arista Networks, Inc.	133,122	16,154,355
Motorola Solutions, Inc.	30,335	7,817,633
		23,971,988
Construction Materials–0.38%
Eagle Materials, Inc.	35,986	4,780,740
Vulcan Materials Co.	2,469	432,347
		5,213,087
Consumer Finance–0.11%
Synchrony Financial	45,150	1,483,629
		1,483,629
Distributors–0.02%
Pool Corp.	713	215,561
		215,561
Diversified Telecommunication Services–0.07%
†Liberty Global PLC Class C	49,256	957,044
		957,044
Electrical Equipment–0.62%
AMETEK, Inc.	56,575	7,904,659
nVent Electric PLC	16,184	622,598
		8,527,257
Electronic Equipment, Instruments & Components–1.23%
Amphenol Corp. Class A	102,126	7,775,874
Cognex Corp.	57,674	2,717,022
Jabil, Inc.	22,120	1,508,584
TE Connectivity Ltd.	9,126	1,047,665
†Teledyne Technologies, Inc.	206	82,381
†Zebra Technologies Corp. Class A	14,426	3,698,971
		16,830,497
Energy Equipment & Services–0.04%
Halliburton Co.	15,329	603,196
		603,196
Entertainment–0.18%
†Live Nation Entertainment, Inc.	35,387	2,467,889
		2,467,889
LVIP Blended Large Cap Growth Managed Volatility Fund–5

LVIP Blended Large Cap Growth Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Equity Real Estate Investment Trusts–1.66%
Camden Property Trust	4,938	$ 552,463
Crown Castle, Inc.	36,060	4,891,178
Host Hotels & Resorts, Inc.	190,289	3,054,139
Lamar Advertising Co. Class A	31,029	2,929,138
National Storage Affiliates Trust	50,950	1,840,314
Park Hotels & Resorts, Inc.	127,384	1,501,857
Public Storage	20,611	5,774,996
SBA Communications Corp.	7,708	2,160,630
		22,704,715
Food & Staples Retailing–2.24%
Costco Wholesale Corp.	57,439	26,220,903
Sysco Corp.	59,379	4,539,525
		30,760,428
Food Products–0.20%
Mondelez International, Inc. Class A	41,987	2,798,434
		2,798,434
Health Care Equipment & Supplies–4.39%
†Align Technology, Inc.	10,428	2,199,265
†Boston Scientific Corp.	11,785	545,292
†Edwards Lifesciences Corp.	267,359	19,947,655
†IDEXX Laboratories, Inc.	31,826	12,983,735
†Intuitive Surgical, Inc.	92,559	24,560,531
		60,236,478
Health Care Providers & Services–4.48%
AmerisourceBergen Corp.	11,816	1,958,029
†Centene Corp.	31,477	2,581,429
†DaVita, Inc.	66,949	4,999,082
Elevance Health, Inc.	1,062	544,774
Humana, Inc.	12,188	6,242,572
UnitedHealth Group, Inc.	84,994	45,062,119
		61,388,005
Health Care Technology–0.97%
†Veeva Systems, Inc. Class A	82,013	13,235,258
		13,235,258
Hotels, Restaurants & Leisure–1.39%
†Airbnb, Inc. Class A	35,016	2,993,868
†Chipotle Mexican Grill, Inc.	4,243	5,887,120
Hilton Worldwide Holdings, Inc.	6,570	830,185
Marriott International, Inc. Class A	43,327	6,450,957
Wyndham Hotels & Resorts, Inc.	38,522	2,747,004
†Wynn Resorts Ltd.	1,476	121,726
		19,030,860
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Household Durables–0.02%
Whirlpool Corp.	1,612	$ 228,034
		228,034
Household Products–0.15%
Kimberly-Clark Corp.	15,304	2,077,518
		2,077,518
Insurance–0.54%
American Financial Group, Inc.	1,051	144,281
Marsh & McLennan Cos., Inc.	44,277	7,326,958
		7,471,239
Interactive Media & Services–4.00%
†Alphabet, Inc. Class A	50,181	4,427,469
†Alphabet, Inc. Class C	564,993	50,131,829
†TripAdvisor, Inc.	13,511	242,928
		54,802,226
Internet & Direct Marketing Retail–3.97%
†Amazon.com, Inc.	583,514	49,015,176
†Chewy, Inc. Class A	18,286	678,045
†Etsy, Inc.	39,292	4,706,396
		54,399,617
IT Services–7.23%
Accenture PLC Class A	37,194	9,924,847
†EPAM Systems, Inc.	37,472	12,281,074
†Euronet Worldwide, Inc.	25,506	2,407,256
†Gartner, Inc.	17,051	5,731,523
International Business Machines Corp.	26,772	3,771,907
Mastercard, Inc. Class A	12,414	4,316,720
†MongoDB, Inc.	4,169	820,626
†PayPal Holdings, Inc.	118,946	8,471,334
†Snowflake, Inc. Class A	36,078	5,178,636
†VeriSign, Inc.	6,352	1,304,955
Visa, Inc. Class A	204,151	42,414,412
†WEX, Inc.	3,380	553,137
†Wix.com Ltd.	24,430	1,876,957
		99,053,384
Life Sciences Tools & Services–1.61%
Agilent Technologies, Inc.	3,435	514,048
†Avantor, Inc.	243,126	5,127,527
†Illumina, Inc.	11,984	2,423,165
†Mettler-Toledo International, Inc.	9,644	13,939,920
		22,004,660
Machinery–0.49%
IDEX Corp.	26,482	6,046,635
Illinois Tool Works, Inc.	3,001	661,120
		6,707,755

LVIP Blended Large Cap Growth Managed Volatility Fund–6

LVIP Blended Large Cap Growth Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Media–0.40%
†Charter Communications, Inc. Class A	10,697	$ 3,627,353
†Trade Desk, Inc. Class A	39,945	1,790,734
		5,418,087
Multiline Retail–0.58%
Dollar General Corp.	32,341	7,963,971
		7,963,971
Oil, Gas & Consumable Fuels–0.58%
EOG Resources, Inc.	14,319	1,854,597
Hess Corp.	6,475	918,285
Pioneer Natural Resources Co.	22,749	5,195,644
		7,968,526
Pharmaceuticals–1.69%
†Elanco Animal Health, Inc.	19,633	239,915
Eli Lilly & Co.	5,519	2,019,071
Zoetis, Inc.	142,858	20,935,840
		23,194,826
Road & Rail–1.16%
CSX Corp.	168,619	5,223,817
Ryder System, Inc.	11,184	934,647
Union Pacific Corp.	46,788	9,688,391
		15,846,855
Semiconductors & Semiconductor Equipment–5.33%
Applied Materials, Inc.	21,146	2,059,198
ASML Holding NV	10,737	5,866,697
Broadcom, Inc.	17,083	9,551,618
Entegris, Inc.	64,022	4,199,203
KLA Corp.	3,240	1,221,577
Lam Research Corp.	13,071	5,493,741
Microchip Technology, Inc.	64,548	4,534,497
Monolithic Power Systems, Inc.	8,820	3,118,840
NVIDIA Corp.	133,236	19,471,109
NXP Semiconductors NV	3,014	476,302
†ON Semiconductor Corp.	28,152	1,755,840
QUALCOMM, Inc.	139,874	15,377,748
		73,126,370
Software–17.08%
†Adobe, Inc.	59,610	20,060,553
†Autodesk, Inc.	51,451	9,614,648
†Cadence Design Systems, Inc.	37,783	6,069,461
†Fortinet, Inc.	371,482	18,161,755
†HubSpot, Inc.	5,895	1,704,421
Intuit, Inc.	17,353	6,754,135
†Manhattan Associates, Inc.	33,743	4,096,400
Microsoft Corp.	468,646	112,390,684
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†NCR Corp.	24,168	$ 565,773
†Palo Alto Networks, Inc.	42,021	5,863,610
†Paycom Software, Inc.	16,734	5,192,728
†Paylocity Holding Corp.	10,208	1,983,006
†PTC, Inc.	35,083	4,211,363
Roper Technologies, Inc.	25,996	11,232,612
†ServiceNow, Inc.	24,510	9,516,498
†Splunk, Inc.	6,113	526,268
†Synopsys, Inc.	17,248	5,507,114
†Tyler Technologies, Inc.	27,841	8,976,217
†Zoom Video Communications, Inc. Class A	18,311	1,240,387
†Zscaler, Inc.	4,679	523,580
		234,191,213
Specialty Retail–2.83%
†AutoZone, Inc.	2,630	6,486,054
Home Depot, Inc.	65,863	20,803,487
TJX Cos., Inc.	27,259	2,169,816
Tractor Supply Co.	22,964	5,166,211
†Ulta Beauty, Inc.	8,903	4,176,130
		38,801,698
Technology Hardware, Storage & Peripherals–4.95%
Apple, Inc.	490,441	63,722,999
†Pure Storage, Inc. Class A	156,739	4,194,336
		67,917,335
Textiles, Apparel & Luxury Goods–0.87%
†Lululemon Athletica, Inc.	2,581	826,901
NIKE, Inc. Class B	94,742	11,085,761
		11,912,662
Trading Companies & Distributors–0.46%
Fastenal Co.	108,393	5,129,157
†United Rentals, Inc.	3,169	1,126,326
		6,255,483
Total Common Stock (Cost $995,700,071)		1,190,164,814
RIGHTS–0.00%
=†Contra Abiomed, Inc.	11,753	11,988
Total Rights (Cost $11,988)		11,988

MONEY MARKET FUND–11.89%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 4.12%)	162,961,201	162,961,201
Total Money Market Fund (Cost $162,961,201)		162,961,201

LVIP Blended Large Cap Growth Managed Volatility Fund–7

LVIP Blended Large Cap Growth Managed Volatility Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–98.72% (Cost $1,158,673,260)	$1,353,138,003
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.28%	17,594,745
NET ASSETS APPLICABLE TO 41,710,261 SHARES OUTSTANDING–100.00%	$1,370,732,748
NET ASSET VALUE PER SHARE–LVIP BLENDED LARGE CAP GROWTH MANAGED VOLATILITY FUND STANDARD CLASS ($221,031,384 / 6,527,686 Shares)	$33.861
NET ASSET VALUE PER SHARE–LVIP BLENDED LARGE CAP GROWTH MANAGED VOLATILITY FUND SERVICE CLASS ($1,149,701,364 / 35,182,575 Shares)	$32.678
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$1,248,544,539
Distributable earnings/(accumulated loss)	122,188,209
TOTAL NET ASSETS	$1,370,732,748

† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
★ Includes $18,740,640 cash collateral held at broker for futures contracts, $1,639,948 variation margin due from broker on futures contracts, $2,841,278 payable for securities purchased, $78,572 payable for fund shares redeemed, $94,051 other accrued expenses payable and $1,010,088 due to manager and affiliates as of December 31, 2022.

The following futures contracts were outstanding at December 31, 2022:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
(38)	E-mini Russell 2000 Index	$ (3,364,710)	$ (3,388,816)	3/17/23	$ 24,106	$ —
4	E-mini S&P 500 Index	772,200	774,202	3/17/23	—	(2,002)
(1,565)	E-mini S&P 500 Index	(302,123,250)	(305,419,802)	3/17/23	3,296,552	—
(14)	E-mini S&P MidCap 400 Index	(3,419,640)	(3,432,785)	3/17/23	13,145	—
Total Futures Contracts					$3,333,803	$(2,002)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022.

Summary of Abbreviations:
ADR–American Depositary Receipt
IT–Information Technology
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Large Cap Growth Managed Volatility Fund–8

LVIP Blended Large Cap Growth Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends	$ 12,480,537
Foreign taxes withheld	(10,037)
12,470,500
EXPENSES:
Management fees	10,739,800
Distribution fees-Service Class	3,116,347
Shareholder servicing fees	434,577
Accounting and administration expenses	325,389
Professional fees	68,823
Trustees’ fees and expenses	50,337
Reports and statements to shareholders	34,033
Custodian fees	19,328
Consulting fees	4,434
Pricing fees	3,055
Other	44,612
14,840,735
Less:
Management fees waived	(1,573,543)
Total operating expenses	13,267,192
NET INVESTMENT LOSS	(796,692)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(76,667,195)
Futures contracts	9,679,468
Net realized loss	(66,987,727)
Net change in unrealized appreciation (depreciation) of:
Investments	(433,973,923)
Foreign currencies	(195)
Futures contracts	2,159,940
Net change in unrealized appreciation (depreciation)	(431,814,178)
NET REALIZED AND UNREALIZED LOSS	(498,801,905)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(499,598,597)
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Large Cap Growth Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$ (796,692)	$ (4,420,163)
Net realized gain (loss)	(66,987,727)	375,393,119
Net change in unrealized appreciation (depreciation)	(431,814,178)	90,344,265
Net increase (decrease) in net assets resulting from operations	(499,598,597)	461,317,221
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(34,662,004)	(28,161,026)
Service Class	(180,209,912)	(133,637,076)
	(214,871,916)	(161,798,102)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,522,835	3,506,720
Service Class	144,937,257	102,042,093
Reinvestment of dividends and distributions:
Standard Class	34,662,004	28,161,026
Service Class	180,209,912	133,637,076
	363,332,008	267,346,915
Cost of shares redeemed:
Standard Class	(24,959,627)	(34,068,665)
Service Class	(100,848,691)	(232,263,921)
	(125,808,318)	(266,332,586)
Increase in net assets derived from capital share transactions	237,523,690	1,014,329
NET INCREASE (DECREASE) IN NET ASSETS	(476,946,823)	300,533,448
NET ASSETS:
Beginning of year	1,847,679,571	1,547,146,123
End of year	$1,370,732,748	$1,847,679,571
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Large Cap Growth Managed Volatility Fund–9

LVIP Blended Large Cap Growth Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class
	Year Ended
	12/31/22	12/31/21 [1]	12/31/20 [2]	12/31/19	12/31/18
Net asset value, beginning of period	$ 54.396	$ 45.414	$ 37.333	$ 32.690	$ 37.982
Income (loss) from investment operations:
Net investment income (loss)[3]	0.065	(0.026)	0.142	0.264	0.294
Net realized and unrealized gain (loss)	(14.498)	14.057	8.747	6.137	(1.522)
Total from investment operations	(14.433)	14.031	8.889	6.401	(1.228)
Less dividends and distributions from:
Net investment income	—	—	(0.151)	(0.244)	(0.258)
Net realized gain	(6.102)	(5.049)	(0.657)	(1.514)	(3.806)
Total dividends and distributions	(6.102)	(5.049)	(0.808)	(1.758)	(4.064)
Net asset value, end of period	$ 33.861	$ 54.396	$ 45.414	$ 37.333	$ 32.690
Total return[4]	(26.73%)	30.86%	23.82%	19.93%	(4.31%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 221,031	$328,574	$277,685	$250,538	$232,239
Ratio of expenses to average net assets	0.68%	0.68%	0.70%	0.70%	0.71%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.79%	0.78%	0.79%	0.79%	0.80%
Ratio of net investment income (loss) to average net assets	0.15%	(0.05%)	0.36%	0.75%	0.77%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.04%	(0.15%)	0.27%	0.66%	0.68%
Portfolio turnover	122%	156%	147%	126%	124%

[1]	Effective April 1, 2021, AllianceBernstein was added as a sub-adviser to the Fund.
[2]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Large Cap Growth Managed Volatility Fund–10

LVIP Blended Large Cap Growth Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Blended Large Cap Growth Managed Volatility Fund Service Class
	Year Ended
	12/31/22	12/31/21 [1]	12/31/20 [2]	12/31/19	12/31/18
Net asset value, beginning of period	$ 52.909	$ 44.388	$ 36.520	$ 32.024	$ 37.292
Income (loss) from investment operations:
Net investment income (loss)[3]	(0.038)	(0.153)	0.042	0.172	0.195
Net realized and unrealized gain (loss)	(14.091)	13.723	8.540	6.002	(1.478)
Total from investment operations	(14.129)	13.570	8.582	6.174	(1.283)
Less dividends and distributions from:
Net investment income	—	—	(0.057)	(0.164)	(0.179)
Net realized gain	(6.102)	(5.049)	(0.657)	(1.514)	(3.806)
Total dividends and distributions	(6.102)	(5.049)	(0.714)	(1.678)	(3.985)
Net asset value, end of period	$ 32.678	$ 52.909	$ 44.388	$ 36.520	$ 32.024
Total return[4]	(26.92%)	30.53%	23.51%	19.64%	(4.55%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,149,701	$1,519,106	$1,269,461	$980,543	$737,236
Ratio of expenses to average net assets	0.93%	0.93%	0.95%	0.95%	0.96%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.04%	1.03%	1.04%	1.04%	1.05%
Ratio of net investment income (loss) to average net assets	(0.10%)	(0.30%)	0.11%	0.50%	0.52%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.21%)	(0.40%)	0.02%	0.41%	0.43%
Portfolio turnover	122%	156%	147%	126%	124%

[1]	Effective April 1, 2021, AllianceBernstein was added as a sub-adviser to the Fund.
[2]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Large Cap Growth Managed Volatility Fund–11

LVIP Blended Large Cap Growth Managed Volatility Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Blended Large Cap Growth Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term growth of capital in a manner consistent with the preservation of capital.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.
 Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Blended Large Cap Growth Managed Volatility Fund–12

LVIP Blended Large Cap Growth Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $536 for the year ended December 31, 2022. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.750% of the first $500 million of the Fund’s average daily net assets; and 0.700% of the Fund’s average daily net assets in excess of $500 million.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.155% on the first $100 million of average daily net assets of the Fund; 0.105% on the next $400 million; 0.100% on the next $1.5 billion; and 0.085% on the excess of $2 billion of average daily net assets of the Fund.   The agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
AllianceBernstein LP (“AllianceBernstein”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays AllianceBernstein a fee based on AllianceBernstein’s managed portion of the Fund’s average daily net assets.
Goldman Sachs Asset Management, L.P. (“GSAM”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays GSAM a fee based on GSAM’s managed portion of the Fund’s average daily net assets.
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$107,981
Legal	19,578
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $19,529 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets
LVIP Blended Large Cap Growth Managed Volatility Fund–13

LVIP Blended Large Cap Growth Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$727,049
Distribution fees payable to LFD	248,617
Shareholder servicing fees payable to Lincoln Life	34,422
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   For the year ended December 31, 2022, the Fund did not engage in any 17a-7 securities purchases or sales.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$1,670,122,849
Sales	1,714,845,088
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$1,183,368,723
Aggregate unrealized appreciation of investments and derivatives	$ 236,184,327
Aggregate unrealized depreciation of investments and derivatives	(66,415,303)
Net unrealized appreciation of investments and derivatives	$ 169,769,024
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value.
LVIP Blended Large Cap Growth Managed Volatility Fund–14

LVIP Blended Large Cap Growth Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$1,190,164,814	$—	$ —	$1,190,164,814
Rights	—	—	11,988	11,988
Money Market Fund	162,961,201	—	—	162,961,201
Total Investments	$1,353,126,015	$—	$11,988	$1,353,138,003
Derivatives:

Assets:
Futures Contracts	$3,333,803	$—	$—	$3,333,803
Liabilities:
Futures Contract	$ (2,002)	$—	$—	$ (2,002)
During the year ended December 31, 2022, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to net operating losses, investments in passive foreign investment companies (PFICs), distributions from real estate investment trusts (REITs), return of capital distributions from securities and other - true-up adjustment from prior year financial statement to tax return.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$1,007,620	$159,419,359
Long-term capital gains	213,864,296	2,378,743
Total	$214,871,916	$161,798,102
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$ (47,580,814)
Other temporary differences	(1)
Net unrealized appreciation	169,769,024
Distributable earnings/(accumulated loss)	$122,188,209
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, the Fund recorded the following permanent reclassifications primarily related to net operating losses:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$818,166	$(818,166)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
LVIP Blended Large Cap Growth Managed Volatility Fund–15

LVIP Blended Large Cap Growth Managed Volatility Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
As of December 31, 2022, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Total
$47,580,814	$47,580,814
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	82,006	68,138
Service Class	3,517,524	2,077,640
Shares reinvested:
Standard Class	1,005,541	513,093
Service Class	5,413,335	2,502,780
	10,018,406	5,161,651
Shares redeemed:
Standard Class	(600,262)	(655,314)
Service Class	(2,460,052)	(4,467,589)
	(3,060,314)	(5,122,903)
Net increase	6,958,092	38,748
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2022, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; to facilitate investments in portfolio securities; to reduce transaction costs and as a cash management tool.
LVIP Blended Large Cap Growth Managed Volatility Fund–16

LVIP Blended Large Cap Growth Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2022 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$3,333,803	Receivables and other assets net of liabilities	$(2,002)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$9,679,468	$2,159,940
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$10,590,667	$370,063,837
9. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
LVIP Blended Large Cap Growth Managed Volatility Fund–17

LVIP Blended Large Cap Growth Managed Volatility Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Blended Large Cap Growth Managed Volatility Fund–18

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Blended Large Cap Growth Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Blended Large Cap Growth Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP Blended Large Cap Growth Managed Volatility Fund–19

LVIP Blended Large Cap Growth Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with the subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”), of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar, Broadridge and the applicable subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The remaining 80-100% of the Fund’s net assets is managed by a subadviser according to the investment mandate (the “Underlying Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of the Fund and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board considered complex-wide information provided by Broadridge that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information by Broadridge. The Board also considered an impact analysis provided by LIAC of the overlay cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Blended Large Cap Growth Managed Volatility Fund–20

LVIP Blended Large Cap Growth Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Managed Volatility Sleeve to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LIAC management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s performance.
The Board considered that LIAC has delegated the day-to-day investment management of the Underlying Sleeve to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2023. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Managed Volatility Sleeve - Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA uses an affiliated investment adviser, SIMNA Ltd., as sub-subadviser, in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LIAC management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LIAC compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits they would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
LVIP Blended Large Cap Growth Managed Volatility Fund–21

LVIP Blended Large Cap Growth Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approved Underlying Sleeve-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Goldman Sachs Asset Management, L.P. (“GSAM”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by GSAM under the subadvisory agreement. The Board reviewed the services provided by GSAM, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of GSAM. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
In considering the renewal of the sub-advisory agreement between LIAC and AllianceBernstein (“AB”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by AB under the sub-advisory agreement. The Board reviewed the services to be provided by AB, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of AB. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the subadvisers manage a portion of the Underlying Sleeve. In its review of performance, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar Large Growth funds category and the Russell 1000 Growth Total Return USD Index. The Board considered that GSAM had subadvised the Fund since May of 2017 and that AB had subadvised the Fund since April of 2021. The Board concluded that the services provided by the subadvisers were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for GSAM, which contains breakpoints, and noted GSAM’s statement that it advised no comparable registered funds using the same strategies. The Board also reviewed the subadvisory fee schedule for AB, which contains breakpoints, and fees charged to another client with a similar strategy. The Board considered that LIAC compensates GSAM and AB from its fees and that the subadvisory fee schedules were negotiated between LIAC and GSAM and AB, respectively, which are unaffiliated with LIAC. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. For the Underlying Sleeve subadvised by GSAM, the Board considered information regarding GSAM’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by GSAM as to any additional benefits it receives and noted GSAM’s statement that it may receive improved trading efficiencies resulting from aggregated orders with other accounts and that an affiliated broker may receive commissions for executing certain trades for the Fund and potential economies of scale.
For the Underlying Sleeve subadvised by AB, the Board considered information regarding AB’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by AB as to any additional benefits it receives and noted AB’s statement that it received no fall-out benefits from its relationship to the Fund.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Blended Large Cap Growth Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP Blended Large Cap Growth Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP Blended Large Cap Growth Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP Blended Large Cap Growth Managed Volatility Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP Blended Large Cap Growth Managed Volatility Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Blended Large Cap Growth Managed Volatility Fund–27

LVIP Blended Mid Cap Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Blended Mid Cap Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Blended Mid Cap Managed Volatility Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Massachusetts Financial Service Company
T. Rowe Price Associates, Inc.
Schroder Investment Management North America Inc.
The Fund returned (23.57%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the Russell Midcap® Growth Index1, returned (26.72%).
2022 was a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates, and negative returns for most asset classes.
There was a worldwide inflation surge from mid-2021 to 2022, driven by a rapid recovery of consumer demand amid widespread supply shortages. The effects of the Covid-19 pandemic continued to ease but still contributed to disruptions in global supply chains. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced persistent and structural increases climbing to levels not seen in four decades, with similarly high readings in most other countries. Furthermore, the abrupt Russian invasion of Ukraine exacerbated economic disruptions and supply shortages that added to inflationary pressures and market volatility.
In order to combat high inflation, the U.S. Federal Reserve (“Fed”), along with other major central banks, had to take drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near-zero rate, the Fed hiked the Fed Funds rate by 4.25% in 2022, which was the fastest pace of rate hikes ever. Out of the five times rates hiked 75bps in the past 30 years, four took place in 2022.  Moreover, these rate hikes coincided with a reversal from quantitative easing to a period of quantitative tightening, which involved the Fed shrinking its $9 trillion balance sheet and reducing market liquidity. As a result, U.S. Treasury yields reversed their long-past-four-decade decline. The 10-year U.S. treasury yield rose sharply from 1.51% at the end of 2021 to 3.88% as of December 31, 2022. The yield spread between the 2-year and 10-year U.S. Treasury also closed the year at –55bps, marking the largest inversion seen since 1981. These dynamics resulted in U.S. fixed-income markets suffering the worst year in history. In 2022, for the first time ever, both the Bloomberg U.S. Aggregate Bond Index2 and the Bloomberg U.S. Treasury Index3 posted double digit negative returns of (–13.0%) and (–12.5%), respectively, which were the worst yearly returns since the inception of those indices in the 1970s. However, despite much higher yields, credit spreads were generally resilient, especially in the second half of the year on the strength of healthy corporate fundamentals.
After rising for three consecutive years, from the beginning of 2019 to year-end 2021, the S&P 500 Index (total return)4 doubled and Nasdaq Composite Index5 more than doubled. This remarkable bull market came to an end in 2022. While earnings growth was positive during the first three quarters of the year, financial conditions continued to tighten and equity market volatility, as indicated by the CBOE Market Volatility Index6, stayed elevated throughout the year. Sharply rising interest rates diminished the equity risk premium and compressed price multiples. During 2022, domestic equity markets entered the longest and one of the worst bear markets since the Global Financial Crisis of 2008. The S&P 500 Index (total return) returned (–18.1%), and the Nasdaq Composite Index returned (–32.4%). Wide dispersion in performance across investment styles and geographies continued throughout 2022. Value-oriented equities, known for their more defensive characteristics, outperformed growth-oriented equities across all market capitalizations.  Within the U.S., mega cap equities suffered the worst declines, followed by more economically sensitive small cap equities.  Developed international equity markets fared slightly better, outperforming domestic equity markets.  However, emerging market equities lagged all other geographies partly fueled by a slowdown in economic activity, highlighted by China’s zero-Covid policy that persisted through much of 2022.
This Fund utilizes a volatility management overlay and invests predominantly in mid cap growth stocks that are high quality and/or offer above average growth potential.  During calendar year 2022, exposure to quality-oriented equities generally contributed to relative returns amid sharp market index declines.
Despite a difficult market environment with high equity and cross-asset volatility and repeated V-shaped markets, the risk management overlay of the Fund not only reduced Fund volatility meaningfully, but also had a positive impact on relative performance in 2022.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Michael Hoppe
Alex Zeng
Massachusetts Financial Service Company:	Eric Fischman
Paul Gordon
Eric Braz
T. Rowe Price Associates, Inc.:	Donald J. Peters
Schroder Investment Management
North America Inc.:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Blended Mid Cap Managed Volatility Fund–1

LVIP Blended Mid Cap Managed Volatility Fund
2022 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Blended Mid Cap Managed Volatility Fund Standard Class shares on 12/31/12. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,729. For comparison, look at how the Russell Midcap® Growth Index did over the same period. The same $10,000 investment would have increased to $29,456. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 23.57%
Five Years	+ 6.75%
Ten Years	+ 7.03%
Service Class Shares
One Year	- 23.76%
Five Years	+ 6.49%
Ten Years	+ 6.77%
1. The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.
2.The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3.The Bloomberg U.S. Treasury Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The U.S. Treasury Index is a component of the U.S. Aggregate, U.S. Universal, Global Aggregate and Global Treasury Indices. The U.S. Treasury Index has history back to January 1, 1973.
4. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
5. The Nasdaq Composite index  is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces the order of magnitude of the result.
6.The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.

LVIP Blended Mid Cap Managed Volatility Fund–2

LVIP Blended Mid Cap Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,012.50	0.72%	$3.65
Service Class Shares	1,000.00	1,011.30	0.97%	4.92
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.60	0.72%	$3.67
Service Class Shares	1,000.00	1,020.30	0.97%	4.94

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Blended Mid Cap Managed Volatility Fund–3

LVIP Blended Mid Cap Managed Volatility Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	88.31%
Aerospace & Defense	1.25%
Air Freight & Logistics	0.08%
Airlines	0.27%
Auto Components	0.08%
Banks	0.19%
Beverages	0.27%
Biotechnology	2.42%
Building Products	0.81%
Capital Markets	4.57%
Chemicals	0.96%
Commercial Services & Supplies	3.10%
Communications Equipment	0.63%
Construction & Engineering	0.33%
Construction Materials	1.32%
Consumer Finance	0.20%
Containers & Packaging	0.30%
Distributors	1.09%
Diversified Consumer Services	0.63%
Diversified Financial Services	0.33%
Diversified Telecommunication Services	0.00%
Electrical Equipment	2.02%
Electronic Equipment, Instruments & Components	1.93%
Energy Equipment & Services	0.34%
Entertainment	1.33%
Equity Real Estate Investment Trusts	2.37%
Food & Staples Retailing	0.34%
Food Products	0.67%
Health Care Equipment & Supplies	3.78%
Health Care Providers & Services	1.61%
Health Care Technology	0.47%
Hotels, Restaurants & Leisure	4.13%
Household Durables	0.26%
Household Products	0.48%
Independent Power and Renewable Electricity Producers	0.14%
Insurance	2.24%
Interactive Media & Services	0.57%
Internet & Direct Marketing Retail	0.11%
IT Services	3.28%
Leisure Products	0.12%
Life Sciences Tools & Services	6.85%
Machinery	2.03%
Media	0.69%
Metals & Mining	0.12%
Multiline Retail	0.15%
Security Type/Sector	Percentage of Net Assets
Oil, Gas & Consumable Fuels	3.07%
Pharmaceuticals	0.18%
Professional Services	4.87%
Road & Rail	0.81%
Semiconductors & Semiconductor Equipment	4.63%
Software	11.53%
Specialty Retail	6.04%
Technology Hardware, Storage & Peripherals	0.04%
Textiles, Apparel & Luxury Goods	1.10%
Trading Companies & Distributors	1.18%
Convertible Preferred Stocks	0.38%
Money Market Fund	10.96%
Total Investments	99.65%
Receivables and Other Assets Net of Liabilities	0.35%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Cadence Design Systems, Inc.	1.90%
Arthur J Gallagher & Co.	1.76%
MSCI, Inc.	1.73%
O'Reilly Automotive, Inc.	1.56%
Agilent Technologies, Inc.	1.46%
Verisk Analytics, Inc.	1.33%
Monolithic Power Systems, Inc.	1.31%
Ulta Beauty, Inc.	1.27%
Synopsys, Inc.	1.27%
AMETEK, Inc.	1.26%
Total	14.85%

IT–Information Technology

LVIP Blended Mid Cap Managed Volatility Fund–4

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
COMMON STOCK–88.31%
Aerospace & Defense–1.25%
BWX Technologies, Inc.	9,616	$ 558,497
Hexcel Corp.	8,675	510,524
Howmet Aerospace, Inc.	157,327	6,200,257
Huntington Ingalls Industries, Inc.	2,100	484,428
TransDigm Group, Inc.	2,744	1,727,760
		9,481,466
Air Freight & Logistics–0.08%
Expeditors International of Washington, Inc.	5,800	602,736
		602,736
Airlines–0.27%
†Alaska Air Group, Inc.	24,857	1,067,360
Southwest Airlines Co.	30,300	1,020,201
		2,087,561
Auto Components–0.08%
†Aptiv PLC	4,708	438,456
†Mobileye Global, Inc. Class A	4,818	168,919
		607,375
Banks–0.19%
First Republic Bank	4,464	544,117
†SVB Financial Group	3,908	899,387
		1,443,504
Beverages–0.27%
Brown-Forman Corp. Class B	17,900	1,175,672
Constellation Brands, Inc. Class A	2,300	533,025
†Monster Beverage Corp.	3,700	375,661
		2,084,358
Biotechnology–2.42%
†Alnylam Pharmaceuticals, Inc.	27,386	6,508,283
†Argenx SE ADR	2,867	1,086,106
†Ascendis Pharma AS ADR	31,607	3,860,163
†BioMarin Pharmaceutical, Inc.	5,100	527,799
BioNTech SE ADR	3,500	525,770
†Blueprint Medicines Corp.	7,700	337,337
†Exact Sciences Corp.	11,900	589,169
†Genmab AS ADR	16,996	720,290
†Incyte Corp.	6,800	546,176
†Karuna Therapeutics, Inc.	2,337	459,220
†Legend Biotech Corp.ADR	21,137	1,055,159
†Neurocrine Biosciences, Inc.	12,727	1,520,113
†Seagen, Inc.	5,096	654,887
		18,390,472
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Building Products–0.81%
A O Smith Corp.	7,300	$ 417,852
Allegion PLC	4,500	473,670
†AZEK Co., Inc.	83,811	1,703,039
Fortune Brands Home & Security, Inc.	10,078	575,555
Trane Technologies PLC	13,300	2,235,597
†Trex Co., Inc.	18,100	766,173
		6,171,886
Capital Markets–4.57%
Blue Owl Capital, Inc.	40,400	428,240
Cboe Global Markets, Inc.	4,000	501,880
FactSet Research Systems, Inc.	11,884	4,767,980
LPL Financial Holdings, Inc.	8,500	1,837,445
MarketAxess Holdings, Inc.	5,050	1,408,394
Moody's Corp.	1,400	390,068
Morningstar, Inc.	12,895	2,792,928
MSCI, Inc.	28,222	13,128,028
Nasdaq, Inc.	124,602	7,644,333
S&P Global, Inc.	1,812	606,911
Tradeweb Markets, Inc. Class A	19,335	1,255,421
		34,761,628
Chemicals–0.96%
Albemarle Corp.	5,300	1,149,358
CF Industries Holdings, Inc.	18,500	1,576,200
Corteva, Inc.	17,991	1,057,511
Nutrien Ltd.	11,100	810,633
PPG Industries, Inc.	11,530	1,449,782
RPM International, Inc.	13,000	1,266,850
		7,310,334
Commercial Services & Supplies–3.10%
Cintas Corp.	7,400	3,341,988
†Clean Harbors, Inc.	9,300	1,061,316
†Copart, Inc.	134,356	8,180,937
†IAA, Inc.	24,658	986,320
Republic Services, Inc.	12,600	1,625,274
Ritchie Bros Auctioneers, Inc.	7,300	422,159
Rollins, Inc.	11,848	432,926
Waste Connections, Inc.	56,553	7,496,665
		23,547,585
Communications Equipment–0.63%
†Arista Networks, Inc.	28,400	3,446,340
Motorola Solutions, Inc.	5,200	1,340,092
		4,786,432
Construction & Engineering–0.33%
Valmont Industries, Inc.	5,400	1,785,618
LVIP Blended Mid Cap Managed Volatility Fund–5

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Construction & Engineering (continued)
†WillScot Mobile Mini Holdings Corp.	16,900	$ 763,373
		2,548,991
Construction Materials–1.32%
Martin Marietta Materials, Inc.	2,932	990,928
Vulcan Materials Co.	51,584	9,032,874
		10,023,802
Consumer Finance–0.20%
Discover Financial Services	15,608	1,526,931
		1,526,931
Containers & Packaging–0.30%
Avery Dennison Corp.	6,600	1,194,600
Ball Corp.	5,300	271,042
Sealed Air Corp.	16,800	837,984
		2,303,626
Distributors–1.09%
LKQ Corp.	75,442	4,029,357
Pool Corp.	14,032	4,242,295
		8,271,652
Diversified Consumer Services–0.63%
†Bright Horizons Family Solutions, Inc.	68,077	4,295,659
Service Corp. International	7,400	511,636
		4,807,295
Diversified Financial Services–0.33%
Apollo Global Management, Inc.	39,900	2,545,221
		2,545,221
Diversified Telecommunication Services–0.00%
=†πSocure, Inc.	5,095	38,111
		38,111
Electrical Equipment–2.02%
AMETEK, Inc.	68,568	9,580,321
†Generac Holdings, Inc.	3,800	382,508
Hubbell, Inc.	9,199	2,158,822
Rockwell Automation, Inc.	12,611	3,248,215
		15,369,866
Electronic Equipment, Instruments & Components–1.93%
Amphenol Corp. Class A	55,900	4,256,226
CDW Corp.	16,100	2,875,138
Cognex Corp.	9,500	447,545
†Keysight Technologies, Inc.	10,419	1,782,378
Littelfuse, Inc.	13,872	3,054,615
TE Connectivity Ltd.	2,900	332,920
†Teledyne Technologies, Inc.	2,576	1,030,168
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
†Zebra Technologies Corp. Class A	3,600	$ 923,076
		14,702,066
Energy Equipment & Services–0.34%
Halliburton Co.	65,000	2,557,750
		2,557,750
Entertainment–1.33%
Electronic Arts, Inc.	18,942	2,314,334
†Spotify Technology SA	4,700	371,065
†Take-Two Interactive Software, Inc.	52,869	5,505,249
Warner Music Group Corp. Class A	54,752	1,917,415
		10,108,063
Equity Real Estate Investment Trusts–2.37%
Alexandria Real Estate Equities, Inc.	3,300	480,711
CubeSmart	61,300	2,467,325
Equity LifeStyle Properties, Inc.	19,600	1,266,160
Extra Space Storage, Inc.	27,885	4,104,115
Rexford Industrial Realty, Inc.	7,800	426,192
SBA Communications Corp.	26,259	7,360,660
Simon Property Group, Inc.	16,400	1,926,672
		18,031,835
Food & Staples Retailing–0.34%
†BJ's Wholesale Club Holdings, Inc.	32,100	2,123,736
Casey's General Stores, Inc.	2,020	453,187
		2,576,923
Food Products–0.67%
†Darling Ingredients, Inc.	20,700	1,295,613
Hershey Co.	13,600	3,149,352
McCormick & Co., Inc.	3,600	298,404
Tyson Foods, Inc. Class A	5,522	343,744
		5,087,113
Health Care Equipment & Supplies–3.78%
†Align Technology, Inc.	1,200	253,080
†Dexcom, Inc.	40,400	4,574,896
†Envista Holdings Corp.	108,465	3,652,017
†IDEXX Laboratories, Inc.	8,283	3,379,133
†Insulet Corp.	9,100	2,678,949
†Lantheus Holdings, Inc.	5,000	254,800
†Novocure Ltd.	6,900	506,115
†Penumbra, Inc.	4,100	912,086
†QuidelOrtho Corp.	4,000	342,680
ResMed, Inc.	14,000	2,913,820

LVIP Blended Mid Cap Managed Volatility Fund–6

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†Shockwave Medical, Inc.	2,500	$ 514,025
STERIS PLC	45,664	8,433,684
Teleflex, Inc.	1,196	298,557
		28,713,842
Health Care Providers & Services–1.61%
†Acadia Healthcare Co., Inc.	9,983	821,801
†Amedisys, Inc.	3,800	317,452
†Centene Corp.	12,932	1,060,553
†Henry Schein, Inc.	42,365	3,383,693
McKesson Corp.	12,295	4,612,100
†Molina Healthcare, Inc.	6,150	2,030,853
		12,226,452
Health Care Technology–0.47%
†Veeva Systems, Inc. Class A	21,929	3,538,902
		3,538,902
Hotels, Restaurants & Leisure–4.13%
†Caesars Entertainment, Inc.	16,900	703,040
†Chipotle Mexican Grill, Inc.	5,971	8,284,703
Darden Restaurants, Inc.	12,500	1,729,125
Domino's Pizza, Inc.	8,721	3,020,954
†DraftKings, Inc. Class A	20,300	231,217
Hilton Worldwide Holdings, Inc.	35,900	4,536,324
†Hyatt Hotels Corp. Class A	43,818	3,963,338
MGM Resorts International	57,744	1,936,156
Papa John's International, Inc.	7,498	617,160
Red Rock Resorts, Inc. Class A	71,351	2,854,754
Restaurant Brands International, Inc.	15,923	1,029,741
Vail Resorts, Inc.	4,300	1,024,905
†Wynn Resorts Ltd.	6,400	527,808
Yum! Brands, Inc.	7,600	973,408
		31,432,633
Household Durables–0.26%
†NVR, Inc.	422	1,946,509
		1,946,509
Household Products–0.48%
Church & Dwight Co., Inc.	45,210	3,644,378
		3,644,378
Independent Power and Renewable Electricity Producers–0.14%
Vistra Corp.	45,300	1,050,960
		1,050,960
Insurance–2.24%
Arthur J Gallagher & Co.	70,991	13,384,643
Assurant, Inc.	2,100	262,626
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
Hartford Financial Services Group, Inc.	39,449	$ 2,991,418
†Ryan Specialty Holdings, Inc.	9,700	402,647
		17,041,334
Interactive Media & Services–0.57%
†Bumble, Inc. Class A	25,591	538,690
†Match Group, Inc.	79,118	3,282,606
†ZoomInfo Technologies, Inc.	17,308	521,144
		4,342,440
Internet & Direct Marketing Retail–0.11%
†Chewy, Inc. Class A	9,896	366,944
†Etsy, Inc.	4,100	491,098
		858,042
IT Services–3.28%
Broadridge Financial Solutions, Inc.	12,800	1,716,864
†Endava PLC ADR	12,043	921,290
†EPAM Systems, Inc.	5,500	1,802,570
†Euronet Worldwide, Inc.	5,000	471,900
†FleetCor Technologies, Inc.	10,480	1,924,966
†Gartner, Inc.	26,890	9,038,805
†Globant SA	5,400	908,064
†MongoDB, Inc.	7,900	1,555,036
Paychex, Inc.	33,400	3,859,704
†Shopify, Inc. Class A	11,100	385,281
†Snowflake, Inc. Class A	2,400	344,496
SS&C Technologies Holdings, Inc.	9,305	484,418
†Thoughtworks Holding, Inc.	43,678	445,079
†VeriSign, Inc.	2,100	431,424
†WEX, Inc.	4,100	670,965
		24,960,862
Leisure Products–0.12%
†Mattel, Inc.	52,400	934,816
		934,816
Life Sciences Tools & Services–6.85%
Agilent Technologies, Inc.	74,313	11,120,940
†Avantor, Inc.	16,643	351,001
†Bio-Rad Laboratories, Inc. Class A	2,100	883,029
Bio-Techne Corp.	45,413	3,763,829
Bruker Corp.	76,414	5,222,897
†Charles River Laboratories International, Inc.	6,500	1,416,350
†ICON PLC	29,837	5,795,837
†IQVIA Holdings, Inc.	5,800	1,188,362
†Maravai LifeSciences Holdings, Inc. Class A	46,991	672,441

LVIP Blended Mid Cap Managed Volatility Fund–7

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Life Sciences Tools & Services (continued)
†Mettler-Toledo International, Inc.	4,544	$ 6,568,125
PerkinElmer, Inc.	49,309	6,914,108
†Repligen Corp.	14,415	2,440,604
†Waters Corp.	12,250	4,196,605
West Pharmaceutical Services, Inc.	6,500	1,529,775
		52,063,903
Machinery–2.03%
Graco, Inc.	5,600	376,656
IDEX Corp.	29,512	6,738,475
Ingersoll Rand, Inc.	19,587	1,023,421
†Middleby Corp.	6,179	827,368
Otis Worldwide Corp.	9,500	743,945
PACCAR, Inc.	7,200	712,584
Toro Co.	7,800	882,960
Westinghouse Air Brake Technologies Corp.	41,550	4,147,105
		15,452,514
Media–0.69%
Fox Corp. Class B	45,500	1,294,475
Omnicom Group, Inc.	15,700	1,280,649
†Trade Desk, Inc. Class A	59,180	2,653,039
		5,228,163
Metals & Mining–0.12%
Steel Dynamics, Inc.	9,200	898,840
		898,840
Multiline Retail–0.15%
†Dollar Tree, Inc.	5,500	777,920
†Ollie's Bargain Outlet Holdings, Inc.	8,000	374,720
		1,152,640
Oil, Gas & Consumable Fuels–3.07%
APA Corp.	9,000	420,120
Cheniere Energy, Inc.	16,800	2,519,328
Chesapeake Energy Corp.	30,092	2,839,782
Coterra Energy, Inc.	46,200	1,135,134
Devon Energy Corp.	49,500	3,044,745
Diamondback Energy, Inc.	35,368	4,837,635
Hess Corp.	22,224	3,151,807
Magnolia Oil & Gas Corp. Class A	14,200	332,990
Matador Resources Co.	5,600	320,544
Pioneer Natural Resources Co.	10,200	2,329,578
=†πVenture Global LNG, Inc. Series B	12	177,543
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
=†πVenture Global LNG, Inc. Series C	149	$ 2,204,491
		23,313,697
Pharmaceuticals–0.18%
†Catalent, Inc.	12,513	563,210
†Elanco Animal Health, Inc.	22,134	270,477
Royalty Pharma PLC Class A	12,755	504,078
		1,337,765
Professional Services–4.87%
Booz Allen Hamilton Holding Corp.	7,081	740,106
†CoStar Group, Inc.	96,947	7,492,064
Dun & Bradstreet Holdings, Inc.	201,437	2,469,618
Equifax, Inc.	29,969	5,824,775
†FTI Consulting, Inc.	3,500	555,800
Leidos Holdings, Inc.	4,900	515,431
TransUnion	60,513	3,434,113
Verisk Analytics, Inc.	57,147	10,081,874
Wolters Kluwer NV	56,480	5,910,470
		37,024,251
Road & Rail–0.81%
Canadian Pacific Railway Ltd.	8,436	629,241
JB Hunt Transport Services, Inc.	10,777	1,879,078
Landstar System, Inc.	3,400	553,860
Old Dominion Freight Line, Inc.	11,000	3,121,580
		6,183,759
Semiconductors & Semiconductor Equipment–4.63%
ASM International NV	11,186	2,821,684
†Enphase Energy, Inc.	29,963	7,938,997
Entegris, Inc.	61,284	4,019,618
†First Solar, Inc.	2,200	329,538
KLA Corp.	1,609	606,641
†Lattice Semiconductor Corp.	13,700	888,856
Marvell Technology, Inc.	14,195	525,783
Microchip Technology, Inc.	49,588	3,483,557
MKS Instruments, Inc.	4,000	338,920
Monolithic Power Systems, Inc.	28,184	9,966,144
†ON Semiconductor Corp.	34,400	2,145,528
†Silicon Laboratories, Inc.	3,400	461,278
Skyworks Solutions, Inc.	5,200	473,876
†Synaptics, Inc.	1,800	171,288
Teradyne, Inc.	11,600	1,013,260
		35,184,968

LVIP Blended Mid Cap Managed Volatility Fund–8

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software–11.53%
†ANSYS, Inc.	5,100	$ 1,232,109
†AppLovin Corp. Class A	14,100	148,473
†Aspen Technology, Inc.	3,267	671,042
†Autodesk, Inc.	14,168	2,647,574
Bentley Systems, Inc. Class B	9,844	363,834
†Bill.com Holdings, Inc.	5,920	645,043
†Black Knight, Inc.	85,569	5,283,886
†Cadence Design Systems, Inc.	89,732	14,414,548
=†πCanva, Inc.	218	120,292
†CCC Intelligent Solutions Holdings, Inc.	36,741	319,647
†Ceridian HCM Holding, Inc.	10,841	695,450
†Confluent, Inc. Class A	12,712	282,715
Constellation Software, Inc.	3,183	4,969,523
†Crowdstrike Holdings, Inc. Class A	29,271	3,081,944
=†πDatabricks, Inc.	10,218	522,957
†Datadog, Inc. Class A	32,644	2,399,334
†Descartes Systems Group, Inc.	5,900	410,935
†DoubleVerify Holdings, Inc.	16,448	361,198
†Dynatrace, Inc.	11,812	452,400
†Fair Isaac Corp.	3,200	1,915,456
†Five9, Inc.	8,302	563,374
†Fortinet, Inc.	76,525	3,741,307
†Gitlab, Inc. Class A	8,883	403,643
†HubSpot, Inc.	5,460	1,578,650
†Informatica, Inc. Class A	24,500	399,105
†Manhattan Associates, Inc.	8,700	1,056,180
†nCino, Inc.	15,161	400,857
†Nice Ltd. Sponsored ADR	27,796	5,345,171
†Palo Alto Networks, Inc.	13,300	1,855,882
†Paycom Software, Inc.	7,400	2,296,294
†Paycor HCM, Inc.	15,900	389,073
†Paylocity Holding Corp.	24,683	4,794,920
†Procore Technologies, Inc.	5,159	243,402
†PTC, Inc.	12,397	1,488,136
†Qualtrics International, Inc. Class A	22,364	232,138
†Samsara, Inc. Class A	27,000	335,610
†SentinelOne, Inc. Class A	16,247	237,044
†ServiceNow, Inc.	7,442	2,889,505
=†πSNYK Ltd.	23,071	264,996
†Synopsys, Inc.	30,131	9,620,527
=†πTanium, Inc. Class B	9,649	42,552
†Topicus.com, Inc.	3,926	206,129
†Tyler Technologies, Inc.	18,490	5,961,361
†Workiva, Inc.	5,200	436,644
†Zscaler, Inc.	17,600	1,969,440
		87,690,300
Specialty Retail–6.04%
†AutoZone, Inc.	1,890	4,661,080
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
†Burlington Stores, Inc.	15,384	$ 3,119,260
†CarMax, Inc.	3,932	239,420
†Five Below, Inc.	26,302	4,652,035
†Floor & Decor Holdings, Inc. Class A	10,734	747,408
†O'Reilly Automotive, Inc.	14,095	11,896,603
†RH	1,800	480,942
Ross Stores, Inc.	12,400	1,439,268
Tractor Supply Co.	36,051	8,110,393
†Ulta Beauty, Inc.	20,616	9,670,347
Williams-Sonoma, Inc.	7,712	886,263
		45,903,019
Technology Hardware, Storage & Peripherals–0.04%
†Pure Storage, Inc. Class A	12,700	339,852
		339,852
Textiles, Apparel & Luxury Goods–1.10%
†Lululemon Athletica, Inc.	24,921	7,984,190
†Skechers USA, Inc. Class A	8,900	373,355
		8,357,545
Trading Companies & Distributors–1.18%
Fastenal Co.	69,900	3,307,668
Ferguson PLC	6,200	787,214
†SiteOne Landscape Supply, Inc.	12,500	1,466,500
†United Rentals, Inc.	5,500	1,954,810
Watsco, Inc.	5,700	1,421,580
		8,937,772
Total Common Stock (Cost $495,020,147)		671,534,740
CONVERTIBLE PREFERRED STOCKS–0.38%
=†πCanva, Inc. Series A	13	7,173
=†πCaris Life Sciences, Inc. Series D	39,051	256,956
=†πDatabricks, Inc. Series F	23,328	1,193,928
=†πDatabricks, Inc. Series G	2,475	126,670
=†πDatabricks, Inc. Series H	5,901	302,013
=†πDatarobot, Inc. Series G	15,766	60,068
=†πRappi, Inc. Series E	9,859	355,023
=†πSNYK Ltd. Series F	38,665	444,110
=†πSocure, Inc. Series A	6,193	46,324
=†πSocure, Inc. Series A-1	5,083	38,021
=†πSocure, Inc. Series B	92	688
=†πSocure, Inc. Series E	11,781	88,122
Total Convertible Preferred Stocks (Cost $3,196,347)		2,919,096

LVIP Blended Mid Cap Managed Volatility Fund–9

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–10.96%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 4.12%)	83,308,276	$ 83,308,276
Total Money Market Fund (Cost $83,308,276)		83,308,276

TOTAL INVESTMENTS–99.65% (Cost $581,524,770)	757,762,112
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.35%	2,681,727
NET ASSETS APPLICABLE TO 47,879,091 SHARES OUTSTANDING–100.00%	$760,443,839
NET ASSET VALUE PER SHARE–LVIP BLENDED MID CAP MANAGED VOLATILITY FUND STANDARD CLASS ($28,909,721 / 1,734,590 Shares)	$16.667
NET ASSET VALUE PER SHARE–LVIP BLENDED MID CAP MANAGED VOLATILITY FUND SERVICE CLASS ($731,534,118 / 46,144,501 Shares)	$15.853
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$582,064,992
Distributable earnings/(accumulated loss)	178,378,847
TOTAL NET ASSETS	$760,443,839

† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, or have certain restrictions on resale which may limit their liquidity. At December 31, 2022, the aggregate value of restricted securities was $6,290,038, which represented 0.83% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

LVIP Blended Mid Cap Managed Volatility Fund–10

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
Restricted Securities
Investment	Date of Acquisition	Cost	Value
Canva, Inc.	8/16/2021	$ 371,590	$ 120,292
Canva, Inc. Series A	11/4/2021	22,162	7,173
Caris Life Sciences, Inc. Series D	5/11/2021	316,313	256,956
Databricks, Inc.	7/24/2020	163,573	522,957
Databricks, Inc. Series F	10/22/2019	333,967	1,193,928
Databricks, Inc. Series G	2/1/2021	146,328	126,670
Databricks, Inc. Series H	8/31/2021	433,630	302,013
Datarobot, Inc. Series G	6/11/2021	431,364	60,068
Rappi, Inc. Series E	9/8/2020	589,036	355,023
SNYK Ltd.	9/3/2021	330,942	264,996
SNYK Ltd. Series F	9/3/2021	551,575	444,110
Socure, Inc.	12/22/2021	81,870	38,111
Socure, Inc. Series A	12/22/2021	99,513	46,324
Socure, Inc. Series A-1	12/22/2021	81,677	38,021
Socure, Inc. Series B	12/22/2021	1,478	688
Socure, Inc. Series E	10/27/2021	189,304	88,122
Tanium, Inc. Class B	9/24/2020	109,952	42,552
Venture Global LNG, Inc. Series B	3/8/2018	36,240	177,543
Venture Global LNG, Inc. Series C	10/16/2017	554,369	2,204,491
Total		$4,844,883	$6,290,038

★ Includes $2,508,864 cash collateral held at broker for futures contracts, $631,479 payable for securities purchased, $17,582 payable for fund shares redeemed, $82,394 other accrued expenses payable, $601,474 due to manager and affiliates and $166,216 variation margin due to broker on futures contracts as of December 31, 2022.

The following futures contracts were outstanding at December 31, 2022:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
3	British Pound	$ 226,575	$ 226,800	3/13/23	$ —	$ (225)
4	Euro	537,700	534,633	3/13/23	3,067	—
4	Japanese Yen	385,350	380,568	3/13/23	4,782	—
					7,849	(225)
Equity Contracts:
48	E-mini Russell 2000 Index	4,250,160	4,246,823	3/17/23	3,337	—
76	E-mini S&P 500 Index	14,671,800	14,669,367	3/17/23	2,433	—
81	E-mini S&P MidCap 400 Index	19,785,062	19,719,158	3/17/23	65,904	—
12	Euro STOXX 50 Index	486,198	492,795	3/17/23	—	(6,597)
3	FTSE 100 Index	270,781	271,636	3/17/23	—	(855)
1	Nikkei 225 Index (OSE)	198,720	199,408	3/9/23	—	(688)
					71,674	(8,140)
Total Futures Contracts					$79,523	$(8,365)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022.

LVIP Blended Mid Cap Managed Volatility Fund–11

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
Summary of Abbreviations:
ADR–American Depositary Receipt
FTSE–Financial Times Stock Exchange
IT–Information Technology
LNG–Liquefied Natural Gas
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Mid Cap Managed Volatility Fund–12

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends	$ 6,713,357
Foreign taxes withheld	(43,811)
6,669,546
EXPENSES:
Management fees	5,359,328
Distribution fees-Service Class	1,984,157
Shareholder servicing fees	239,109
Accounting and administration expenses	216,914
Professional fees	55,403
Custodian fees	27,919
Trustees’ fees and expenses	27,641
Reports and statements to shareholders	24,665
Pricing fees	10,978
Consulting fees	3,875
Other	21,297
7,971,286
Less:
Management fees waived	(41,226)
Total operating expenses	7,930,060
NET INVESTMENT LOSS	(1,260,514)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(12,349,668)
Foreign currencies	(34,194)
Futures contracts	17,484,475
Net realized gain	5,100,613
Net change in unrealized appreciation (depreciation) of:
Investments	(243,290,973)
Foreign currencies	(266)
Futures contracts	(428,134)
Net change in unrealized appreciation (depreciation)	(243,719,373)
NET REALIZED AND UNREALIZED LOSS	(238,618,760)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(239,879,274)
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Mid Cap Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$ (1,260,514)	$ (5,509,498)
Net realized gain	5,100,613	88,409,333
Net change in unrealized appreciation (depreciation)	(243,719,373)	39,806,010
Net increase (decrease) in net assets resulting from operations	(239,879,274)	122,705,845
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(2,723,129)	(1,136,264)
Service Class	(72,474,895)	(30,354,120)
	(75,198,024)	(31,490,384)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,820,103	4,529,084
Service Class	86,421,634	76,278,150
Reinvestment of dividends and distributions:
Standard Class	2,723,129	1,136,264
Service Class	72,474,895	30,354,120
	166,439,761	112,297,618
Cost of shares redeemed:
Standard Class	(4,446,850)	(5,764,598)
Service Class	(77,780,163)	(138,087,147)
	(82,227,013)	(143,851,745)
Increase (decrease) in net assets derived from capital share transactions	84,212,748	(31,554,127)
NET INCREASE (DECREASE) IN NET ASSETS	(230,864,550)	59,661,334
NET ASSETS:
Beginning of year	991,308,389	931,647,055
End of year	$ 760,443,839	$ 991,308,389
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Mid Cap Managed Volatility Fund–13

LVIP Blended Mid Cap Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Blended Mid Cap Managed Volatility Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20 [1]	12/31/19	12/31/18 [2]
Net asset value, beginning of period	$ 24.072	$ 21.901	$ 17.149	$ 15.017	$ 14.963
Income (loss) from investment operations:
Net investment income (loss)[3]	0.016	(0.075)	(0.035)	0.022	0.023
Net realized and unrealized gain (loss)	(5.710)	2.984	4.787	3.628	0.031
Total from investment operations	(5.694)	2.909	4.752	3.650	0.054
Less dividends and distributions from:
Net realized gain	(1.711)	(0.738)	—	(1.518)	—
Total dividends and distributions	(1.711)	(0.738)	—	(1.518)	—
Net asset value, end of period	$ 16.667	$ 24.072	$ 21.901	$ 17.149	$ 15.017
Total return[4]	(23.57%)	13.29%	27.71%	24.92%	0.36%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 28,910	$ 37,540	$ 34,238	$ 29,070	$25,199
Ratio of expenses to average net assets	0.72%	0.71%	0.73%	0.74%	0.74%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.73%	0.72%	0.74%	0.75%	0.78%
Ratio of net investment income (loss) to average net assets	0.09%	(0.32%)	(0.19%)	0.13%	0.15%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.08%	(0.33%)	(0.20%)	0.12%	0.11%
Portfolio turnover	31%	27%	46%	19%	70%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective November 1, 2018, Massachusetts Financial Services Company (“MFS”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio, replacing Ivy Investment Management Company.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Mid Cap Managed Volatility Fund–14

LVIP Blended Mid Cap Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Blended Mid Cap Managed Volatility Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20 [1]	12/31/19	12/31/18 [2]
Net asset value, beginning of period	$ 23.064	$ 21.064	$ 16.534	$ 14.561	$ 14.542
Income (loss) from investment operations:
Net investment income (loss)[3]	(0.029)	(0.128)	(0.077)	(0.019)	(0.016)
Net realized and unrealized gain (loss)	(5.471)	2.866	4.607	3.510	0.035
Total from investment operations	(5.500)	2.738	4.530	3.491	0.019
Less dividends and distributions from:
Net realized gain	(1.711)	(0.738)	—	(1.518)	—
Total dividends and distributions	(1.711)	(0.738)	—	(1.518)	—
Net asset value, end of period	$ 15.853	$ 23.064	$ 21.064	$ 16.534	$ 14.561
Total return[4]	(23.76%)	13.00%	27.40%	24.60%	0.13%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 731,534	$953,768	$897,409	$749,146	$600,976
Ratio of expenses to average net assets	0.97%	0.96%	0.98%	0.99%	0.99%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.98%	0.97%	0.99%	1.00%	1.03%
Ratio of net investment (loss) to average net assets	(0.16%)	(0.57%)	(0.44%)	(0.12%)	(0.10%)
Ratio of net investment (loss) to average net assets prior to expenses waived/reimbursed	(0.17%)	(0.58%)	(0.45%)	(0.13%)	(0.14%)
Portfolio turnover	31%	27%	46%	19%	70%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective November 1, 2018, Massachusetts Financial Services Company (“MFS”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio, replacing Ivy Investment Management Company.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Mid Cap Managed Volatility Fund–15

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Blended Mid Cap Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments including restricted securities, for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign
LVIP Blended Mid Cap Managed Volatility Fund–16

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2022.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.65% of the Fund's average daily net assets.    LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the Fund’s average daily net assets.   This agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
Massachusetts Financial Services Company (“MFS”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays MFS and T. Rowe Price a fee based on MFS and T. Rowe Price’s managed portion of the Fund’s average daily net assets.
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$59,228
Legal	10,741
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP Blended Mid Cap Managed Volatility Fund–17

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $15,554 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$424,215
Distribution fees payable to LFD	158,186
Shareholder servicing fees payable to Lincoln Life	19,073
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2022, the Fund engaged in securities purchases of $177,852.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$232,517,105
Sales	249,177,598
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$584,779,956
Aggregate unrealized appreciation of investments and derivatives	$217,213,927
Aggregate unrealized depreciation of investments and derivatives	(44,232,312)
Net unrealized appreciation of investments and derivatives	$172,981,615
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
LVIP Blended Mid Cap Managed Volatility Fund–18

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$ 9,481,466	$—	$ —	$ 9,481,466
Air Freight & Logistics	602,736	—	—	602,736
Airlines	2,087,561	—	—	2,087,561
Auto Components	607,375	—	—	607,375
Banks	1,443,504	—	—	1,443,504
Beverages	2,084,358	—	—	2,084,358
Biotechnology	18,390,472	—	—	18,390,472
Building Products	6,171,886	—	—	6,171,886
Capital Markets	34,761,628	—	—	34,761,628
Chemicals	7,310,334	—	—	7,310,334
Commercial Services & Supplies	23,547,585	—	—	23,547,585
Communications Equipment	4,786,432	—	—	4,786,432
Construction & Engineering	2,548,991	—	—	2,548,991
Construction Materials	10,023,802	—	—	10,023,802
Consumer Finance	1,526,931	—	—	1,526,931
Containers & Packaging	2,303,626	—	—	2,303,626
Distributors	8,271,652	—	—	8,271,652
Diversified Consumer Services	4,807,295	—	—	4,807,295
Diversified Financial Services	2,545,221	—	—	2,545,221
Diversified Telecommunication Services	—	—	38,111	38,111
Electrical Equipment	15,369,866	—	—	15,369,866
Electronic Equipment, Instruments & Components	14,702,066	—	—	14,702,066
Energy Equipment & Services	2,557,750	—	—	2,557,750
Entertainment	10,108,063	—	—	10,108,063
Equity Real Estate Investment Trusts	18,031,835	—	—	18,031,835
Food & Staples Retailing	2,576,923	—	—	2,576,923
Food Products	5,087,113	—	—	5,087,113
Health Care Equipment & Supplies	28,713,842	—	—	28,713,842
Health Care Providers & Services	12,226,452	—	—	12,226,452
Health Care Technology	3,538,902	—	—	3,538,902
Hotels, Restaurants & Leisure	31,432,633	—	—	31,432,633
Household Durables	1,946,509	—	—	1,946,509
Household Products	3,644,378	—	—	3,644,378
Independent Power and Renewable Electricity Producers	1,050,960	—	—	1,050,960
Insurance	17,041,334	—	—	17,041,334
Interactive Media & Services	4,342,440	—	—	4,342,440
Internet & Direct Marketing Retail	858,042	—	—	858,042
IT Services	24,960,862	—	—	24,960,862
Leisure Products	934,816	—	—	934,816
Life Sciences Tools & Services	52,063,903	—	—	52,063,903
Machinery	15,452,514	—	—	15,452,514
Media	5,228,163	—	—	5,228,163
Metals & Mining	898,840	—	—	898,840
Multiline Retail	1,152,640	—	—	1,152,640
Oil, Gas & Consumable Fuels	20,931,663	—	2,382,034	23,313,697
LVIP Blended Mid Cap Managed Volatility Fund–19

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Pharmaceuticals	$ 1,337,765	$—	$ —	$ 1,337,765
Professional Services	37,024,251	—	—	37,024,251
Road & Rail	6,183,759	—	—	6,183,759
Semiconductors & Semiconductor Equipment	35,184,968	—	—	35,184,968
Software	86,739,503	—	950,797	87,690,300
Specialty Retail	45,903,019	—	—	45,903,019
Technology Hardware, Storage & Peripherals	339,852	—	—	339,852
Textiles, Apparel & Luxury Goods	8,357,545	—	—	8,357,545
Trading Companies & Distributors	8,937,772	—	—	8,937,772
Convertible Preferred Stocks	—	—	2,919,096	2,919,096
Money Market Fund	83,308,276	—	—	83,308,276
Total Investments	$751,472,074	$—	$6,290,038	$757,762,112
Derivatives:

Assets:
Futures Contracts	$79,523	$—	$—	$79,523
Liabilities:
Futures Contracts	$ (8,365)	$—	$—	$ (8,365)
During the year ended December 31, 2022, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$—	$5,346,780
Long-term capital gains	75,198,024	26,143,604
Total	$75,198,024	$31,490,384
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 5,403,999
Other temporary differences	(6,767)
Net unrealized appreciation	172,981,615
Distributable earnings/(accumulated loss)	$178,378,847
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, the Fund recorded the following permanent reclassifications primarily related to adjustments to the net operating loss:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$1,300,677	$(1,300,677)
At December 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.
LVIP Blended Mid Cap Managed Volatility Fund–20

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	250,342	199,589
Service Class	4,553,327	3,554,090
Shares reinvested:
Standard Class	165,379	47,059
Service Class	4,624,188	1,311,024
	9,593,236	5,111,762
Shares redeemed:
Standard Class	(240,647)	(250,410)
Service Class	(4,386,858)	(6,115,816)
	(4,627,505)	(6,366,226)
Net increase (decrease)	4,965,731	(1,254,464)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2022, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions, to hedge currency risks associated with the Fund's investments and as a cash management tool.
Fair values of derivative instruments as of December 31, 2022 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$71,674	Receivables and other assets net of liabilities	$(8,140)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	7,849	Receivables and other assets net of liabilities	(225)
Total		$79,523		$(8,365)
LVIP Blended Mid Cap Managed Volatility Fund–21

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$14,980,806	$(424,390)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	2,503,669	(3,744)
Total		$17,484,475	$(428,134)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$6,176,881	$251,858,520
9. Risk Factors
The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2022. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.   Restricted securities have been identified on the Statement of Net Assets.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP Blended Mid Cap Managed Volatility Fund–22

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
11. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Blended Mid Cap Managed Volatility Fund–23

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Blended Mid Cap Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Blended Mid Cap Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP Blended Mid Cap Managed Volatility Fund–24

LVIP Blended Mid Cap Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with the subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”), of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar, Broadridge and the applicable subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The remaining 80-100% of the Fund’s net assets is managed by a subadviser according to the investment mandate (the “Underlying Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of the Fund and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board considered complex-wide information provided by Broadridge that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information by Broadridge. The Board also considered an impact analysis provided by LIAC of the overlay cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Blended Mid Cap Managed Volatility Fund–25

LVIP Blended Mid Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Managed Volatility Sleeve to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LIAC management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s performance.
The Board considered that LIAC has delegated the day-to-day investment management of the Underlying Sleeve to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented a partial advisory fee waiver for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Managed Volatility Sleeve - Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA uses an affiliated investment adviser, SIMNA Ltd., as sub-subadviser, in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LIAC management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LIAC compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits they would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
LVIP Blended Mid Cap Managed Volatility Fund–26

LVIP Blended Mid Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approved Underlying Sleeve - Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by MFS under the subadvisory agreement. The Board reviewed the services provided by MFS, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of MFS. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
In considering the renewal of the subadvisory agreement between LIAC and T. Rowe Associates, Inc. (“T. Rowe”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by T. Rowe under the subadvisory agreement. The Board reviewed the services provided by T. Rowe, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of T. Rowe. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the subadvisers manage the Underlying Sleeve. In its review of performance, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar Mid-Cap Growth funds category and the Russell Mid Cap Growth Total Return USD Index. The Board considered that T. Rowe had subadvised the Fund since February 2016 and that MFS had subadvised the Fund since November 2018. The Board concluded that the services provided by the subadvisers were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for T. Rowe, which contains breakpoints, and noted T. Rowe’s statement that it advised no comparable registered funds using the same strategies. The Board also reviewed the subadvisory fee schedule for MFS, which contains breakpoints, as well as the fees charged to comparable clients managed by MFS. The Board considered that LIAC compensates T. Rowe and MFS from its fees and that the subadvisory fee schedules were negotiated between LIAC and T. Rowe and MFS, respectively, which are unaffiliated with LIAC. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. For the Underlying Sleeve subadvised by T. Rowe, the Board considered that the subadvisory fee schedule for T. Rowe, which contains breakpoints, was negotiated between LIAC and T. Rowe, which is unaffiliated with LIAC, and that LIAC compensates T. Rowe from its fees. The Board reviewed materials provided by T. Rowe as to any additional benefits it receives, and considered other benefits to T. Rowe such as including the Fund’s assets in its assets under management.
For the Underlying Sleeve subadvised by MFS, the Board considered information regarding MFS’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by MFS as to any additional benefits it receives and noted that MFS could potentially realize a benefit from the relationship with the Fund by being awarded future or increased mandates or obtaining research services in connection with trading client assets.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Blended Mid Cap Managed Volatility Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP Blended Mid Cap Managed Volatility Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP Blended Mid Cap Managed Volatility Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP Blended Mid Cap Managed Volatility Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP Blended Mid Cap Managed Volatility Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Blended Mid Cap Managed Volatility Fund–32

LVIP Channing Small Cap Value Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.
In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Channing Small Cap Value Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Channing Small Cap Value Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Channing Capital Management, LLC
The Fund returned (4.28%) (Standard Class shares with distributions reinvested) for the period July 25, 2022* to December 31, 2022, while its benchmark, the Russell 2000® Value Index1, returned (1.60%).
In 2022, the Fund experienced a unique and anomalistic market characterized by a series of unexpected and unpredictable macroeconomic events. The market environment included a continued restrictive monetary policy by the Federal Reserve, high energy prices, geopolitical risk and global supply chain challenges. The Fund navigated these challenges focusing on protecting profitability while directing attention to serving strong end-market demand.
For the 1-Year period ending 12/31/2022, the Fund underperformed the benchmark index. Bear markets can be difficult for long-term investors to navigate. These markets typically include “Bear Market Rallies,” where investor sentiment turns positive while the underlying fundamentals and exogenous factors driving the market down remain unchanged. One of the causes of the Fund’s underperformance was that during these rallies, the lowest quality stocks, notably those with the least profitability, lowest return on equity, and lowest market capitalizations, garnered the most support. During 2022, even though most companies met expectations and experienced robust demand trends, overall performance was impacted by a few holdings that engaged in strategic transactions (i.e., mergers and acquisitions).
The top three performing sectors, relative to performance, were Health Care, Real Estate and Materials. The Health Care sector outperformed the benchmark due to the Fund’s underweight in the Pharmaceuticals, Biotechnology & Life Sciences industry which faced tremendous headwinds in 2022. The Fund benefitted in the Real Estate sector from an overweight in REITs. An overweight in the Materials sector positively contributed to Fund performance as the demand for Materials historically performs in line with the broader economy.
The three lowest contributing sectors, relative to performance, were Energy, Industrials and Information Technology. An underweight position in Energy failed to keep pace with the index as investors favored lower quality holdings in the Energy sector given the rising price of oil. The Industrials sector detracted from overall Fund performance largely due to an overweight in the Capital Goods industry. Investors reacted negatively in anticipation of higher leverage on a proforma basis as many of these companies announced strategic acquisitions heading into a slower growth economy. The Information Technology sector detracted from performance due to overweight positions in Semiconductors & Semiconductor Equipment industry as semiconductor production companies continue to wrestle with a market that is out of balance.
Despite the challenging market environment in 2022, as fundamentals and sentiment continue to improve, we view our Fund to be well-positioned for long-term growth and have the wherewithal to sustain themselves as the economy normalizes and moves into the next phase of the economic cycle.
Portfolio Managers:
Channing Capital Management, LLC:	Wendell E. Mackey
Timothy J. Kroll
Matthew Betourney
Kevin B. Reynolds
Derik D. Coffey
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 7/25/22 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Channing Small Cap Value Fund shares on 7/25/22 (commencement of operations). As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,572 for the Standard Class shares and to $9,563 for the Service Class shares. For comparison, look at how the Russell 2000® Value Index did from 7/25/22 through 12/31/22. The same $10,000 investment would have decreased to $9,840. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Total returns on investment	Ended 12/31/22
Standard Class Shares
Inception (7/25/22)	- 4.28%
Service Class Shares
Inception (7/25/22)	- 4.37%

LVIP Channing Small Cap Value Fund–1

LVIP Channing Small Cap Value Fund
2022 Annual Report Commentary (unaudited) (continued)
1.The Russell 2000® Value Index is an unmanaged index that measures the performance of the Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.
LVIP Channing Small Cap Value Fund–2

LVIP Channing Small Cap Value Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22
Actual*
Standard Class Shares	$1,000.00	$1,000.00	0.88%	$3.86
Service Class Shares	1,000.00	1,000.00	1.13%	4.95
Hypothetical (5% return before expenses)**
Standard Class Shares	$1,000.00	$1,015.10	0.88%	$4.47
Service Class Shares	1,000.00	1,012.20	1.13%	5.73

*	The Fund commenced operations on July 25, 2022. The ending account value for “Actual” uses the performance since inception and is not annualized and the expenses paid during period for “Actual” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 160/365 (to reflect the actual since inception).
**	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Channing Small Cap Value Fund–3

LVIP Channing Small Cap Value Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	97.78%
Aerospace & Defense	2.60%
Banks	9.51%
Building Products	2.33%
Capital Markets	5.76%
Chemicals	2.69%
Commercial Services & Supplies	5.53%
Diversified Consumer Services	2.42%
Electronic Equipment, Instruments & Components	4.26%
Energy Equipment & Services	2.43%
Entertainment	1.71%
Equity Real Estate Investment Trusts	4.39%
Food Products	1.58%
Gas Utilities	0.24%
Health Care Equipment & Supplies	10.07%
Hotels, Restaurants & Leisure	4.56%
Household Durables	1.20%
Household Products	2.13%
Insurance	5.75%
Life Sciences Tools & Services	2.12%
Machinery	5.15%
Media	2.06%
Metals & Mining	2.74%
Oil, Gas & Consumable Fuels	3.95%
Road & Rail	2.39%
Semiconductors & Semiconductor Equipment	6.48%
Specialty Retail	2.48%
Trading Companies & Distributors	1.25%
Money Market Fund	2.07%
Total Investments	99.85%
Receivables and Other Assets Net of Liabilities	0.15%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
MSA Safety, Inc.	3.15%
SPX Technologies, Inc.	2.79%
ATI, Inc.	2.74%
Avient Corp.	2.69%
Integer Holdings Corp.	2.60%
Hexcel Corp.	2.60%
Independent Bank Corp.	2.59%
Stifel Financial Corp.	2.59%
Asbury Automotive Group, Inc.	2.48%
Merit Medical Systems, Inc.	2.44%
Total	26.67%

LVIP Channing Small Cap Value Fund–4

LVIP Channing Small Cap Value Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
COMMON STOCK–97.78%
Aerospace & Defense–2.60%
Hexcel Corp.	38,135	$ 2,244,245
		2,244,245
Banks–9.51%
Banner Corp.	32,950	2,082,440
Cadence Bank	25,934	639,532
Independent Bank Corp.	26,500	2,237,395
Pacific Premier Bancorp, Inc.	41,082	1,296,548
SouthState Corp.	25,514	1,948,249
		8,204,164
Building Products–2.33%
Zurn Elkay Water Solutions Corp.	95,024	2,009,758
		2,009,758
Capital Markets–5.76%
Artisan Partners Asset Management, Inc. Class A	55,419	1,645,944
Evercore, Inc. Class A	9,950	1,085,346
Stifel Financial Corp.	38,269	2,233,762
		4,965,052
Chemicals–2.69%
Avient Corp.	68,824	2,323,498
		2,323,498
Commercial Services & Supplies–5.53%
Brink's Co.	38,162	2,049,681
MSA Safety, Inc.	18,860	2,719,423
		4,769,104
Diversified Consumer Services–2.42%
†OneSpaWorld Holdings Ltd.	223,543	2,085,656
		2,085,656
Electronic Equipment, Instruments & Components–4.26%
Belden, Inc.	25,428	1,828,273
†Coherent Corp.	52,642	1,847,734
		3,676,007
Energy Equipment & Services–2.43%
Cactus, Inc. Class A	41,738	2,097,752
		2,097,752
Entertainment–1.71%
†Madison Square Garden Entertainment Corp.	32,824	1,476,095
		1,476,095
Equity Real Estate Investment Trusts–4.39%
Corporate Office Properties Trust	69,771	1,809,860
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
Physicians Realty Trust	136,779	$ 1,979,192
		3,789,052
Food Products–1.58%
†Darling Ingredients, Inc.	21,837	1,366,778
		1,366,778
Gas Utilities–0.24%
Southwest Gas Holdings, Inc.	3,374	208,783
		208,783
Health Care Equipment & Supplies–10.07%
†CryoPort, Inc.	33,137	574,927
†Enovis Corp.	37,643	2,014,653
†Integer Holdings Corp.	32,804	2,245,762
†Merit Medical Systems, Inc.	29,781	2,103,134
†NuVasive, Inc.	42,331	1,745,731
		8,684,207
Hotels, Restaurants & Leisure–4.56%
Boyd Gaming Corp.	36,532	1,992,090
Marriott Vacations Worldwide Corp.	14,411	1,939,577
		3,931,667
Household Durables–1.20%
†TopBuild Corp.	6,588	1,030,956
		1,030,956
Household Products–2.13%
Spectrum Brands Holdings, Inc.	30,120	1,834,910
		1,834,910
Insurance–5.75%
Hanover Insurance Group, Inc.	13,549	1,830,876
Horace Mann Educators Corp.	36,624	1,368,639
Selective Insurance Group, Inc.	19,855	1,759,352
		4,958,867
Life Sciences Tools & Services–2.12%
†Medpace Holdings, Inc.	8,626	1,832,249
		1,832,249
Machinery–5.15%
Hillenbrand, Inc.	47,638	2,032,714
†SPX Technologies, Inc.	36,691	2,408,764
		4,441,478
Media–2.06%
Gray Television, Inc.	158,669	1,775,506
		1,775,506
LVIP Channing Small Cap Value Fund–5

LVIP Channing Small Cap Value Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Metals & Mining–2.74%
†ATI, Inc.	79,113	$ 2,362,314
		2,362,314
Oil, Gas & Consumable Fuels–3.95%
†Callon Petroleum Co.	42,028	1,558,819
PDC Energy, Inc.	29,121	1,848,601
		3,407,420
Road & Rail–2.39%
†XPO Logistics, Inc.	61,866	2,059,519
		2,059,519
Semiconductors & Semiconductor Equipment–6.48%
†Diodes, Inc.	25,524	1,943,398
†MaxLinear, Inc.	51,215	1,738,749
MKS Instruments, Inc.	22,533	1,909,221
		5,591,368
Specialty Retail–2.48%
†Asbury Automotive Group, Inc.	11,932	2,138,811
		2,138,811
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Trading Companies & Distributors–1.25%
Herc Holdings, Inc.	8,204	$ 1,079,400
		1,079,400
Total Common Stock (Cost $86,120,563)		84,344,616

MONEY MARKET FUND–2.07%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 4.12%)	1,787,438	1,787,438
Total Money Market Fund (Cost $1,787,438)		1,787,438

TOTAL INVESTMENTS–99.85% (Cost $87,908,001)	86,132,054
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.15%	132,108
NET ASSETS APPLICABLE TO 9,047,631 SHARES OUTSTANDING–100.00%	$86,264,162
NET ASSET VALUE PER SHARE–LVIP CHANNING SMALL CAP VALUE FUND STANDARD CLASS ($85,968,694 / 9,016,627 Shares)	$9.534
NET ASSET VALUE PER SHARE–LVIP CHANNING SMALL CAP VALUE FUND SERVICE CLASS ($295,468 / 31,004 Shares)	$9.530
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$90,241,923
Distributable earnings/(accumulated loss)	(3,977,761)
TOTAL NET ASSETS	$86,264,162

† Non-income producing.
★ Includes $825 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $183,018 payable for securities purchased, $16,991 payable for fund shares redeemed, $8,307 other accrued expenses payable, $58,663 due to manager and affiliates and $27,500 payable for audit fee as of December 31, 2022.
See accompanying notes, which are an integral part of the financial statements.
LVIP Channing Small Cap Value Fund–6

LVIP Channing Small Cap Value Fund
Statement of Operations
July 25, 2022* to December 31, 2022
INVESTMENT INCOME:
Dividends	$ 694,133
EXPENSES:
Management fees	300,682
Professional fees	40,376
Accounting and administration expenses	18,680
Shareholder servicing fees	11,626
Reports and statements to shareholders	7,153
Trustees’ fees and expenses	1,084
Custodian fees	935
Pricing fees	290
Distribution fees-Service Class	153
Consulting fees	65
Other	3,873
384,917
Less:
Expenses reimbursed	(31,964)
Total operating expenses	352,953
NET INVESTMENT INCOME	341,180
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(2,201,814)
Net change in unrealized appreciation (depreciation) of investments	(1,775,947)
NET REALIZED AND UNREALIZED LOSS	(3,977,761)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,636,581)

*	Date of commencement of operations.
See accompanying notes, which are an integral part of the financial statements.
LVIP Channing Small Cap Value Fund
Statement of Changes in Net Assets
7/25/22 * to
12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 341,180
Net realized loss	(2,201,814)
Net change in unrealized appreciation (depreciation)	(1,775,947)
Net decrease in net assets resulting from operations	(3,636,581)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(340,295)
Service Class	(949)
Return of capital:
Standard Class	(11,698)
Service Class	(18)
(352,960)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	98,133,792
Service Class	303,807
Reinvestment of dividends and distributions:
Standard Class	351,993
Service Class	967
98,790,559
Cost of shares redeemed:
Standard Class	(8,533,473)
Service Class	(3,383)
(8,536,856)
Increase in net assets derived from capital share transactions	90,253,703
NET INCREASE IN NET ASSETS	86,264,162
NET ASSETS:
Beginning of period	—
End of period	$86,264,162

*	Date of commencement of operations.
See accompanying notes, which are an integral part of the financial statements.
LVIP Channing Small Cap Value Fund–7

LVIP Channing Small Cap Value Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Standard Class	Service Class
	7/25/22 [1] to 12/31/22	7/25/22 [1] to 12/31/22
Net asset value, beginning of period	$ 10.000	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.038	0.026
Net realized and unrealized gain (loss)	(0.465)	(0.462)
Total from investment operations	(0.427)	(0.436)
Less dividends and distributions from:
Net investment income	(0.038)	(0.033)
Return of capital	(0.001)	(0.001)
Total dividends and distributions	(0.039)	(0.034)
Net asset value, end of period	$ 9.534	$ 9.530
Total return[3]	(4.28%)	(4.37%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 85,969	$ 295
Ratio of expenses to average net assets	0.88%	1.13%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.96%	1.21%
Ratio of net investment income to average net assets	0.86%	0.61%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.78%	0.53%
Portfolio turnover	36%	36%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Channing Small Cap Value Fund–8

LVIP Channing Small Cap Value Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Channing Small Cap Value Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions to be taken on the Fund's federal income tax return from the period July 25, 2022* through the period ended December 31, 2022, and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification
LVIP Channing Small Cap Value Fund–9

LVIP Channing Small Cap Value Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
* Date of commencement of operations.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.88% of the average daily net assets for the Standard Class and 1.13% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the period July 25, 2022* through December 31, 2022, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
Expiration Date
	2025	Total
LIAC	$ 31,964	$ 31,964
Channing Capital Management, LLC (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the period July 25, 2022* through December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$2,928
Legal	523
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $0 for the period July 25, 2022* through December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 825
Management fees payable to LIAC	56,421
Distribution fees payable to LFD	60
Shareholder servicing fees payable to Lincoln Life	2,182
LVIP Channing Small Cap Value Fund–10

LVIP Channing Small Cap Value Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
* Date of commencement of operations
3. Investments
For the period July 25, 2022* through December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$120,400,199
Sales	32,048,443
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$88,573,179
Aggregate unrealized appreciation of investments	$ 3,880,333
Aggregate unrealized depreciation of investments	(6,321,458)
Net unrealized appreciation of investments	$ (2,441,125)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$84,344,616	$—	$—	$84,344,616
Money Market Fund	1,787,438	—	—	1,787,438
Total Investments	$86,132,054	$—	$—	$86,132,054
There were no Level 3 investments at the beginning or end of the period.
* Date of commencement of operations
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   This difference is primarily due to tax deferral of losses due to wash sale.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the period ended December 31, 2022 was as follows:
LVIP Channing Small Cap Value Fund–11

LVIP Channing Small Cap Value Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
07/25/2022* to
12/31/22
Ordinary income	$341,244
Return of capital	11,716
Total	$352,960
* Date of commencement of operations
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$(1,536,637)
Other temporary differences	1
Net unrealized depreciation	(2,441,125)
Distributable earnings/(accumulated loss)	$(3,977,761)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, the Fund recorded the following permanent reclassifications primarily related to non-deductible organization expense:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$64	$(64)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2022, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Total
$1,536,637	$1,536,637
6. Capital Shares
Transactions in capital shares were as follows:
7/25/22 * to
12/31/22
Shares sold:
Standard Class	9,812,991
Service Class	31,258
Shares reinvested:
Standard Class	35,772
Service Class	98
9,880,119
Shares redeemed:
Standard Class	(832,136)
Service Class	(352)
(832,488)
Net increase	9,047,631

*	Date of commencement of operations.
LVIP Channing Small Cap Value Fund–12

LVIP Channing Small Cap Value Fund
Notes to Financial Statements (continued)
7. Risk Factors
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the period July 25, 2022* through December 31, 2022. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
* Date of commencement of operations
8. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
9. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Channing Small Cap Value Fund–13

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Channing Small Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Channing Small Cap Value Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations, the statements of changes in net assets and the financial highlights for the period from July 25, 2022 (commencement of operations) through December 31, 2022 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations, the changes in its net assets and its financial highlights for the period from July 25, 2022 (commencement of operations) through December 31, 2022, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP Channing Small Cap Value Fund–14

LVIP Channing Small Cap Value Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On March 7-8, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the approval of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the approval of the sub-advisory agreement with Channing Capital Management, LLC (“Channing”) (collectively, with the investment management agreement, the “Advisory Agreements”) for a new series of the Trust (the “Fund”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and Channing prior to and during the meeting. Among other information, LIAC, Lincoln Life and Channing provided information to assist the Independent Trustees in assessing the nature, extent and quality of services to be provided, including a presentation by representatives of Channing. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Board determined that, given the totality of the information provided in connection with the 2021 annual contract renewal process and with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and employees of Lincoln Life, LIAC and Channing to consider the approval of the Advisory Agreements.
Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be approved. In considering the approval of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the approval of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services expected to be provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a sub-adviser’s performance. The Board considered that LIAC provided investment management services to the other funds in the Trust and that the Board reviewed extensive information provided by LIAC in connection with the 2021 contract renewal process. The Board considered LIAC’s rationale for proposing the Fund. The Board reviewed the services to be provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services and compliance staff. The Board also considered that certain Lincoln Life personnel provide services to the other funds in the Trust on behalf of LIAC and that Lincoln Life was proposed to provide administrative services to the Fund under a separate administration agreement. The Board concluded that the services provided by LIAC were expected to be satisfactory.
Performance. With respect to performance, the Board considered that the Fund had not commenced operations.
Management Fee. The Board reviewed the Fund’s proposed investment management fee and estimated net expense ratio and reviewed information comparing the investment management fee and estimated net expense ratio to the median of a peer group for the Fund provided by LIAC.
The Board noted that the proposed investment management fee for the Fund was within range of the median investment management fee of the peer group. The Board also considered that the Fund’s estimated net expense ratio for Standard class shares was within range of the median expense ratio of the peer group provided by LIAC. In light of the nature, quality and extent of services to be provided by LIAC, including sub-adviser oversight, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had not commenced operations and that LIAC proposed an expense limitation for the Fund’s Standard and Service class shares through April 30, 2024.
Profitability. The Board also reviewed the estimated profitability to LIAC with respect to the Fund and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board considered materials provided during the 2021 contract renewal process as to any such benefits to LIAC and its affiliates. Lincoln Life and its affiliated insurance companies (“Lincoln Insurance Companies”) will receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding fund shares on behalf of contract holders.
LVIP Channing Small Cap Value Fund–15

LVIP Channing Small Cap Value Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the approval of the sub-advisory agreement between LIAC and Channing with respect to the Fund, the Board considered the nature, extent and quality of day-to-day investment management services to be provided by Channing under the sub-advisory agreement. The Board considered the information provided by Channing in connection with the proposed sub-advisory agreement. The Board reviewed the services to be provided by Channing, Channing’s experience with small cap value strategies and the reputation, resources and investment approach of Channing. They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters. The Board concluded that the services to be provided by Channing were expected to be satisfactory.
Performance. With respect to performance, the Board considered that the Fund had not commenced operations.
Sub-Advisory Fee and Economies of Scale. The Board considered comparable sub-advisory fee information provided by LIAC. The Board reviewed the proposed sub-advisory fee and considered that the sub-advisory fee schedule was negotiated between LIAC and Channing, an unaffiliated third party and that LIAC would compensate Channing from its fees. The Board concluded that the proposed subadvisory fee was reasonable.
Profitability and Fallout Benefits. The Board noted that the proposed sub-advisory fee schedule was negotiated between LIAC and Channing, an unaffiliated third party, and that LIAC would compensate Channing from its fees. The Board reviewed materials provided by Channing as to any additional benefits it receives and noted that Channing has the ability to obtain research from broker-dealers through soft dollars and that research may be used for the benefit of all the clients of Channing.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that approval of the Advisory Agreements is in the best interests of the Fund.
LVIP Channing Small Cap Value Fund–16

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP Channing Small Cap Value Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP Channing Small Cap Value Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP Channing Small Cap Value Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP Channing Small Cap Value Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Channing Small Cap Value Fund–21

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.
In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Franklin Advisers, Inc.
ClearBridge Investments, LLC.
Schroder Investment Management North America Inc.
The Fund returned (17.45%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the S&P 500® Index1, returned (18.11%).
The S&P 500® fell 18.11% in 2022, and though it was also the worst year for world equities since the global financial crisis, rising interest rates disproportionately hurt the U.S. stock market, with its heavier weight to interest rate-sensitive growth stocks. On a full-year basis, energy (+65.7%)—backed by limited supply and rising demand—was 2022’s outlier compared with other S&P 500® sectors; the only other positive group was utilities (+1.6%), while most other sectors suffered double-digit percentage losses, led lower by communication services (-39.9%), consumer discretionary (-37.0%) and information technology (-28.2%). Within the S&P 500®, about half of its roughly U.S.$9 trillion annual rout stemmed from just six mega-cap names, each of which erased between U.S. $632 billion and U.S. $908 billion of market value. By investment style, value firms held up relatively well and posted their best year since 2000 versus growth.
Even before Russia’s invasion of Ukraine in February, the U.S. equity market experienced a bumpy start to 2022 on the highest inflation rates since 1982 and a spike in COVID-19 omicron variant infections. Against this backdrop, the Federal Reserve (“Fed”) raised interest rates in March for the first time since 2018 to help address high inflation just a few weeks after Russia’s invasion. This was to be followed by six more increases before the end of the year. For much of 2022, the market reflected a growing fear that the Fed might push the country into a recession before price stability could be restored. Following a solid rebound in October and November as inflation data improved, and despite a broad pull-back in December, major indexes had their strongest quarter of 2022 but their worst calendar-year performance since 2008.
Stock selection drove the Fund’s relative outperformance for the year. Sector allocation was a modest headwind for relative returns. Stock selection results were notably strong in the communication services and consumer discretionary sectors. Selection was also strong in the real estate sector. At the security level, underweighting Tesla was the leading contributor given that security’s return of (-63%) for the year. Overweighting Vertex Pharmaceuticals and UnitedHealth Group, which both had positive returns in a negative return environment, were also leading contributors to relative performance. Given its return and weight in the portfolio, Vertex was also the largest absolute contributor to performance.
The largest detractor from relative performance was sector allocation, especially an overweight to communication services, whose double-digit negative return was considerably worse than the Index overall. Underweighting energy and consumer staples, two sector outperformers, also detracted, as did stock selection within the energy sector.
In terms of individual stocks, CrowdStrike Holdings, a non-benchmark holding, was the leading detractor. Overweighting Match Group and Seagate Technology Holdings also detracted from relative return, given their negative returns greater than (-50%). Meta Platforms was the leading detractor from absolute return due to its weight in the Fund and poor return for the year.
This Fund utilizes a volatility management overlay. Despite a difficult market environment with high equity and cross-asset volatility and repeated V-shaped markets, the risk management overlay of the Fund not only reduced Fund volatility meaningfully, but also had a positive impact on relative performance in 2022.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Michael Hoppe
Alex Zeng
Franklin Advisers, Inc.:	Chris Floyd
Joe Giroux
ClearBridge Investments, LLC:	Scott Glasser
Evan Bauman
Stephen Rigo
Michael Kagan
Aram Green
Schroder Investment Management
North America Inc.:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–1

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
2022 Annual Report Commentary (unaudited) (continued)
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Growth of $10,000 invested 1/2/14 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,104 for the Standard Class shares and to $17,539 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $24,666. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 17.45%
Five Years	+ 6.07%
Inception (1/2/14)	+ 6.82%
Service Class Shares
One Year	- 17.74%
Five Years	+ 5.69%
Inception (1/2/14)	+ 6.45%
1. The S&P 500®Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–2

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,018.60	0.68%	$3.46
Service Class Shares	1,000.00	1,016.70	1.03%	5.24
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.80	0.68%	$3.47
Service Class Shares	1,000.00	1,020.00	1.03%	5.24

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–3

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	92.01%
Aerospace & Defense	2.30%
Air Freight & Logistics	0.82%
Automobiles	0.65%
Banks	3.20%
Beverages	1.59%
Biotechnology	5.03%
Building Products	1.67%
Capital Markets	1.28%
Chemicals	2.20%
Commercial Services & Supplies	0.83%
Communications Equipment	0.63%
Construction & Engineering	0.15%
Construction Materials	0.33%
Consumer Finance	0.47%
Containers & Packaging	0.38%
Diversified Financial Services	1.82%
Diversified Telecommunication Services	0.51%
Electric Utilities	0.85%
Electrical Equipment	0.60%
Electronic Equipment, Instruments & Components	1.60%
Entertainment	1.97%
Equity Real Estate Investment Trusts	1.09%
Food & Staples Retailing	1.49%
Food Products	1.14%
Gas Utilities	0.11%
Health Care Equipment & Supplies	1.58%
Health Care Providers & Services	5.66%
Health Care Technology	0.43%
Hotels, Restaurants & Leisure	0.89%
Household Durables	0.42%
Household Products	0.79%
Industrial Conglomerates	0.97%
Insurance	2.00%
Interactive Media & Services	2.68%
Internet & Direct Marketing Retail	2.00%
IT Services	3.15%
Life Sciences Tools & Services	1.34%
Machinery	0.59%
Media	3.09%
Metals & Mining	1.06%
Multiline Retail	0.06%
Multi-Utilities	0.18%
Oil, Gas & Consumable Fuels	4.28%
Personal Products	0.10%
Pharmaceuticals	4.92%
Security Type/Sector	Percentage of Net Assets
Professional Services	0.17%
Real Estate Management & Development	0.38%
Road & Rail	0.77%
Semiconductors & Semiconductor Equipment	4.94%
Software	9.49%
Specialty Retail	2.32%
Technology Hardware, Storage & Peripherals	4.44%
Thrifts & Mortgage Finance	0.10%
Wireless Telecommunication Services	0.50%
Money Market Fund	7.68%
Total Investments	99.69%
Receivables and Other Assets Net of Liabilities	0.31%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
UnitedHealth Group, Inc.	4.34%
Microsoft Corp.	3.96%
Apple, Inc.	3.69%
Vertex Pharmaceuticals, Inc.	2.39%
Broadcom, Inc.	2.17%
Comcast Corp. Class A	2.03%
Merck & Co., Inc.	1.52%
JPMorgan Chase & Co.	1.51%
Exxon Mobil Corp.	1.38%
TE Connectivity Ltd.	1.37%
Total	24.36%

IT–Information Technology

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–4

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
COMMON STOCK–92.01%
Aerospace & Defense–2.30%
L3Harris Technologies, Inc.	24,322	$ 5,064,084
Lockheed Martin Corp.	2,100	1,021,629
Northrop Grumman Corp.	1,050	572,891
Raytheon Technologies Corp.	42,094	4,248,126
		10,906,730
Air Freight & Logistics–0.82%
United Parcel Service, Inc. Class B	22,374	3,889,496
		3,889,496
Automobiles–0.65%
General Motors Co.	28,900	972,196
Harley-Davidson, Inc.	19,000	790,400
†Tesla, Inc.	10,546	1,299,056
		3,061,652
Banks–3.20%
Associated Banc-Corp.	26,000	600,340
Bank of America Corp.	101,177	3,350,982
Citizens Financial Group, Inc.	22,000	866,140
JPMorgan Chase & Co.	53,532	7,178,641
U.S. Bancorp	23,821	1,038,834
Wells Fargo & Co.	30,000	1,238,700
Zions Bancorp NA	18,500	909,460
		15,183,097
Beverages–1.59%
Coca-Cola Co.	36,548	2,324,818
Diageo PLC ADR	11,115	1,980,582
Molson Coors Beverage Co. Class B	14,456	744,773
PepsiCo, Inc.	13,705	2,475,946
		7,526,119
Biotechnology–5.03%
AbbVie, Inc.	20,869	3,372,639
†Alkermes PLC	23,000	600,990
†Biogen, Inc.	15,842	4,386,967
†BioMarin Pharmaceutical, Inc.	4,500	465,705
†Exelixis, Inc.	33,000	529,320
†Ionis Pharmaceuticals, Inc.	42,411	1,601,863
†Ultragenyx Pharmaceutical, Inc.	33,157	1,536,164
†Vertex Pharmaceuticals, Inc.	39,257	11,336,636
		23,830,284
Building Products–1.67%
A O Smith Corp.	9,000	515,160
†Builders FirstSource, Inc.	9,300	603,384
Carlisle Cos., Inc.	2,900	683,385
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Building Products (continued)
Johnson Controls International PLC	80,550	$ 5,155,200
Owens Corning	11,200	955,360
		7,912,489
Capital Markets–1.28%
Bank of New York Mellon Corp.	16,500	751,080
BGC Partners, Inc. Class A	170,000	640,900
CME Group, Inc.	9,106	1,531,265
Cohen & Steers, Inc.	30,722	1,983,412
Intercontinental Exchange, Inc.	7,577	777,325
Virtu Financial, Inc. Class A	18,619	380,014
		6,063,996
Chemicals–2.20%
Air Products & Chemicals, Inc.	9,905	3,053,315
CF Industries Holdings, Inc.	9,000	766,800
Ecolab, Inc.	8,356	1,216,299
Huntsman Corp.	43,919	1,206,894
PPG Industries, Inc.	21,877	2,750,814
Sherwin-Williams Co.	6,129	1,454,596
		10,448,718
Commercial Services & Supplies–0.83%
†CoreCivic, Inc.	67,000	774,520
Waste Management, Inc.	20,181	3,165,995
		3,940,515
Communications Equipment–0.63%
†Arista Networks, Inc.	14,769	1,792,218
Cisco Systems, Inc.	25,000	1,191,000
		2,983,218
Construction & Engineering–0.15%
EMCOR Group, Inc.	4,700	696,117
		696,117
Construction Materials–0.33%
Vulcan Materials Co.	9,012	1,578,091
		1,578,091
Consumer Finance–0.47%
Ally Financial, Inc.	14,100	344,745
Bread Financial Holdings, Inc.	8,000	301,280
Discover Financial Services	12,000	1,173,960
Synchrony Financial	13,000	427,180
		2,247,165
Containers & Packaging–0.38%
Ball Corp.	22,409	1,145,996
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–5

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Containers & Packaging (continued)
International Paper Co.	19,000	$ 657,970
		1,803,966
Diversified Financial Services–1.82%
Apollo Global Management, Inc.	10,000	637,900
†Berkshire Hathaway, Inc. Class A	3,750	7,247,602
Equitable Holdings, Inc.	26,000	746,200
		8,631,702
Diversified Telecommunication Services–0.51%
AT&T, Inc.	52,000	957,320
Verizon Communications, Inc.	36,732	1,447,241
		2,404,561
Electric Utilities–0.85%
Hawaiian Electric Industries, Inc.	12,800	535,680
NextEra Energy, Inc.	7,603	635,611
NRG Energy, Inc.	16,000	509,120
Pinnacle West Capital Corp.	8,600	653,944
Portland General Electric Co.	18,000	882,000
PPL Corp.	27,000	788,940
		4,005,295
Electrical Equipment–0.60%
Acuity Brands, Inc.	3,800	629,318
Eaton Corp. PLC	11,643	1,827,369
Emerson Electric Co.	3,977	382,030
		2,838,717
Electronic Equipment, Instruments & Components–1.60%
Avnet, Inc.	10,400	432,432
TE Connectivity Ltd.	56,623	6,500,320
†Teledyne Technologies, Inc.	1,622	648,654
		7,581,406
Entertainment–1.97%
Activision Blizzard, Inc.	24,834	1,901,043
Electronic Arts, Inc.	5,500	671,990
†Madison Square Garden Entertainment Corp.	19,739	887,663
Madison Square Garden Sports Corp.	13,533	2,481,005
†Walt Disney Co.	12,790	1,111,195
†Warner Bros Discovery, Inc.	152,886	1,449,359
World Wrestling Entertainment, Inc. Class A	12,382	848,415
		9,350,670
Equity Real Estate Investment Trusts–1.09%
American Tower Corp.	11,232	2,379,611
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
Gaming & Leisure Properties, Inc.	8,800	$ 458,392
Host Hotels & Resorts, Inc.	47,731	766,083
Lamar Advertising Co. Class A	13,000	1,227,200
Weyerhaeuser Co.	11,500	356,500
		5,187,786
Food & Staples Retailing–1.49%
Albertsons Cos., Inc. Class A	30,000	622,200
Costco Wholesale Corp.	750	342,375
Kroger Co.	20,000	891,600
Walmart, Inc.	36,620	5,192,350
		7,048,525
Food Products–1.14%
†Darling Ingredients, Inc.	13,000	813,670
Flowers Foods, Inc.	26,000	747,240
Hershey Co.	6,900	1,597,833
Mondelez International, Inc. Class A	28,859	1,923,452
Tyson Foods, Inc. Class A	5,300	329,925
		5,412,120
Gas Utilities–0.11%
National Fuel Gas Co.	8,000	506,400
		506,400
Health Care Equipment & Supplies–1.58%
Becton Dickinson & Co.	7,759	1,973,114
†Insulet Corp.	11,400	3,356,046
†QuidelOrtho Corp.	6,200	531,154
Stryker Corp.	6,622	1,619,013
		7,479,327
Health Care Providers & Services–5.66%
Elevance Health, Inc.	2,800	1,436,316
†Guardant Health, Inc.	28,300	769,760
†Henry Schein, Inc.	11,000	878,570
McKesson Corp.	2,700	1,012,824
†Molina Healthcare, Inc.	4,100	1,353,902
Premier, Inc. Class A	22,300	780,054
UnitedHealth Group, Inc.	38,813	20,577,876
		26,809,302
Health Care Technology–0.43%
†Doximity, Inc. Class A	42,969	1,442,040
†Veeva Systems, Inc. Class A	3,600	580,968
		2,023,008
Hotels, Restaurants & Leisure–0.89%
†Airbnb, Inc. Class A	20,268	1,732,914
†Booking Holdings, Inc.	400	806,112
†Expedia Group, Inc.	4,000	350,400

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–6

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
Marriott International, Inc. Class A	4,419	$ 657,945
MGM Resorts International	20,000	670,600
		4,217,971
Household Durables–0.42%
PulteGroup, Inc.	25,000	1,138,250
Toll Brothers, Inc.	17,200	858,624
		1,996,874
Household Products–0.79%
Procter & Gamble Co.	24,817	3,761,265
		3,761,265
Industrial Conglomerates–0.97%
Honeywell International, Inc.	21,545	4,617,094
		4,617,094
Insurance–2.00%
American Financial Group, Inc.	6,396	878,043
American International Group, Inc.	18,000	1,138,320
Hartford Financial Services Group, Inc.	13,251	1,004,823
Progressive Corp.	17,509	2,271,092
Travelers Cos., Inc.	22,269	4,175,215
		9,467,493
Interactive Media & Services–2.68%
†Alphabet, Inc. Class A	49,036	4,326,446
†Alphabet, Inc. Class C	51,933	4,608,015
†Match Group, Inc.	36,300	1,506,087
†Meta Platforms, Inc. Class A	18,896	2,273,945
		12,714,493
Internet & Direct Marketing Retail–2.00%
†Amazon.com, Inc.	72,514	6,091,176
eBay, Inc.	12,500	518,375
†Etsy, Inc.	24,100	2,886,698
		9,496,249
IT Services–3.15%
Accenture PLC Class A	4,500	1,200,780
Amdocs Ltd.	5,500	499,950
Automatic Data Processing, Inc.	14,855	3,548,265
Cognizant Technology Solutions Corp. Class A	10,000	571,900
Mastercard, Inc. Class A	2,700	938,871
†PayPal Holdings, Inc.	7,420	528,453
†Snowflake, Inc. Class A	13,300	1,909,082
Visa, Inc. Class A	27,621	5,738,539
		14,935,840
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Life Sciences Tools & Services–1.34%
†Charles River Laboratories International, Inc.	10,600	$ 2,309,740
Thermo Fisher Scientific, Inc.	7,338	4,040,963
		6,350,703
Machinery–0.59%
Crane Holdings Co.	4,800	482,160
Cummins, Inc.	3,250	787,443
Fortive Corp.	9,300	597,525
Snap-on, Inc.	4,000	913,960
		2,781,088
Media–3.09%
†AMC Networks, Inc. Class A	33,733	528,596
Comcast Corp. Class A	275,025	9,617,624
†Liberty Broadband Corp. Class A	27,644	2,102,904
†Liberty Media Corp.-Liberty Formula One Class C	20,295	1,213,235
†Liberty Media Corp.-Liberty SiriusXM Class C	30,078	1,176,952
		14,639,311
Metals & Mining–1.06%
ArcelorMittal SA	66,610	1,746,514
Freeport-McMoRan, Inc.	45,395	1,725,010
Steel Dynamics, Inc.	15,966	1,559,878
		5,031,402
Multiline Retail–0.06%
Nordstrom, Inc.	19,000	306,660
		306,660
Multi-Utilities–0.18%
Sempra Energy	5,613	867,433
		867,433
Oil, Gas & Consumable Fuels–4.28%
APA Corp.	25,000	1,167,000
Chevron Corp.	25,342	4,548,635
Devon Energy Corp.	13,400	824,234
EQT Corp.	28,537	965,407
Exxon Mobil Corp.	59,272	6,537,702
Kinder Morgan, Inc.	62,952	1,138,172
Marathon Oil Corp.	38,000	1,028,660
Pioneer Natural Resources Co.	13,418	3,064,537
Valero Energy Corp.	8,000	1,014,880
		20,289,227
Personal Products–0.10%
†Coty, Inc. Class A	55,000	470,800
		470,800

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–7

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Pharmaceuticals–4.92%
Bristol-Myers Squibb Co.	17,200	$ 1,237,540
Eli Lilly & Co.	6,693	2,448,567
†Jazz Pharmaceuticals PLC	5,000	796,550
Johnson & Johnson	33,296	5,881,738
Merck & Co., Inc.	65,022	7,214,191
Pfizer, Inc.	93,924	4,812,666
Viatris, Inc.	83,000	923,790
		23,315,042
Professional Services–0.17%
ManpowerGroup, Inc.	4,400	366,124
Robert Half International, Inc.	5,661	417,952
		784,076
Real Estate Management & Development–0.38%
†CBRE Group, Inc. Class A	13,500	1,038,960
†Jones Lang LaSalle, Inc.	4,900	780,913
		1,819,873
Road & Rail–0.77%
Canadian Pacific Railway Ltd.	18,058	1,346,946
CSX Corp.	13,000	402,740
†Lyft, Inc. Class A	55,390	610,398
Ryder System, Inc.	7,200	601,704
Union Pacific Corp.	3,427	709,629
		3,671,417
Semiconductors & Semiconductor Equipment–4.94%
Applied Materials, Inc.	7,200	701,136
ASML Holding NV	2,836	1,549,590
Broadcom, Inc.	18,395	10,285,196
†Enphase Energy, Inc.	3,307	876,223
Lam Research Corp.	2,600	1,092,780
NVIDIA Corp.	12,502	1,827,042
QUALCOMM, Inc.	8,500	934,490
Texas Instruments, Inc.	7,000	1,156,540
†Wolfspeed, Inc.	72,616	5,013,409
		23,436,406
Software–9.49%
†Adobe, Inc.	10,561	3,554,093
†Autodesk, Inc.	31,334	5,855,385
†Crowdstrike Holdings, Inc. Class A	36,053	3,796,020
†DocuSign, Inc.	23,420	1,297,936
Dolby Laboratories, Inc. Class A	29,520	2,082,341
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Dropbox, Inc. Class A	48,000	$ 1,074,240
†Fortinet, Inc.	20,000	977,800
†HubSpot, Inc.	11,463	3,314,297
†Manhattan Associates, Inc.	5,300	643,420
Microsoft Corp.	78,269	18,770,472
Oracle Corp.	22,832	1,866,288
†Palo Alto Networks, Inc.	1,255	175,123
†Qualys, Inc.	5,500	617,265
†Splunk, Inc.	4,500	387,405
†Teradata Corp.	10,000	336,600
†Varonis Systems, Inc.	9,400	225,036
		44,973,721
Specialty Retail–2.32%
†AutoZone, Inc.	290	715,192
Dick's Sporting Goods, Inc.	3,500	421,015
Home Depot, Inc.	15,085	4,764,748
TJX Cos., Inc.	55,183	4,392,567
†Ulta Beauty, Inc.	1,500	703,605
		10,997,127
Technology Hardware, Storage & Peripherals–4.44%
Apple, Inc.	134,708	17,502,611
Seagate Technology Holdings PLC	48,489	2,551,006
†Western Digital Corp.	21,635	682,584
Xerox Holdings Corp.	20,000	292,000
		21,028,201
Thrifts & Mortgage Finance–0.10%
MGIC Investment Corp.	36,000	468,000
		468,000
Wireless Telecommunication Services–0.50%
†T-Mobile U.S., Inc.	16,794	2,351,160
		2,351,160
Total Common Stock (Cost $363,380,127)		436,139,398

MONEY MARKET FUND–7.68%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 4.12%)	36,388,421	36,388,421
Total Money Market Fund (Cost $36,388,421)		36,388,421

TOTAL INVESTMENTS–99.69% (Cost $399,768,548)	472,527,819
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.31%	1,455,831
NET ASSETS APPLICABLE TO 35,818,348 SHARES OUTSTANDING–100.00%	$473,983,650
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–8

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Statement of Net Assets (continued)
NET ASSET VALUE PER SHARE–LVIP CLEARBRIDGE FRANKLIN SELECT LARGE CAP MANAGED VOLATILITY FUND STANDARD CLASS ($1,635,284 / 123,299 Shares)	$13.263
NET ASSET VALUE PER SHARE–LVIP CLEARBRIDGE FRANKLIN SELECT LARGE CAP MANAGED VOLATILITY FUND SERVICE CLASS ($472,348,366 / 35,695,049 Shares)	$13.233
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$378,643,587
Distributable earnings/(accumulated loss)	95,340,063
TOTAL NET ASSETS	$473,983,650

† Non-income producing.
★ Includes $1,158,859 cash collateral held at broker for futures contracts, $20,514 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $73,991 variation margin due from broker on futures contracts, $42,610 payable for fund shares redeemed, $9,790 other accrued expenses payable, $415,865 due to manager and affiliates, $31,750 payable for audit fee and $28,015 payable for fund accounting fee as of December 31, 2022.

The following futures contracts were outstanding at December 31, 2022:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
(1)	British Pound	$ (75,525)	$ (75,422)	3/13/23	$ —	$ (103)
(1)	Euro	(134,425)	(133,497)	3/13/23	—	(928)
					—	(1,031)
Equity Contracts:
(7)	E-mini MSCI Emerging Markets Index	(335,790)	(336,801)	3/17/23	1,011	—
(8)	E-mini Russell 2000 Index	(708,360)	(707,475)	3/17/23	—	(885)
(83)	E-mini S&P 500 Index	(16,023,150)	(16,046,881)	3/17/23	23,731	—
(7)	E-mini S&P MidCap 400 Index	(1,709,820)	(1,701,522)	3/17/23	—	(8,298)
(3)	Euro STOXX 50 Index	(121,550)	(122,763)	3/17/23	1,213	—
(1)	FTSE 100 Index	(90,260)	(88,645)	3/17/23	—	(1,615)
					25,955	(10,798)
Total Futures Contracts					$25,955	$(11,829)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022.

Summary of Abbreviations:
ADR–American Depositary Receipt
FTSE–Financial Times Stock Exchange
IT–Information Technology
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–9

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends	$ 8,039,662
Foreign taxes withheld	(8,469)
8,031,193
EXPENSES:
Management fees	3,345,628
Distribution fees-Service Class	1,823,500
Accounting and administration expenses	166,290
Shareholder servicing fees	151,599
Professional fees	47,341
Trustees’ fees and expenses	17,442
Reports and statements to shareholders	13,551
Custodian fees	11,553
Pricing fees	4,314
Consulting fees	3,668
Other	10,823
5,595,709
Less:
Management fees waived	(26,138)
Expenses reimbursed	(217,479)
Total operating expenses	5,352,092
NET INVESTMENT INCOME	2,679,101
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments[1]	20,583,879
Foreign currencies	(1,147)
Futures contracts	2,834,560
Net realized gain	23,417,292
Net change in unrealized appreciation (depreciation) of:
Investments	(134,154,089)
Foreign currencies	202
Futures contracts	(455,837)
Net change in unrealized appreciation (depreciation)	(134,609,724)
NET REALIZED AND UNREALIZED LOSS	(111,192,432)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(108,513,331)

[1]	Includes $1,250,144 reimbursement from sub-adviser Clearbridge. See Note 2 in the Notes to Financial Statements.
See accompanying notes, which are an integral part of the financial statements.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 2,679,101	$ 881,245
Net realized gain	23,417,292	58,554,134
Net change in unrealized appreciation (depreciation)	(134,609,724)	59,783,832
Net increase (decrease) in net assets resulting from operations	(108,513,331)	119,219,211
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(177,676)	(23,040)
Service Class	(50,676,752)	(4,852,759)
	(50,854,428)	(4,875,799)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	73,651	96,081
Service Class	16,757,972	19,488,861
Reinvestment of dividends and distributions:
Standard Class	177,676	23,040
Service Class	50,676,752	4,852,759
	67,686,051	24,460,741
Cost of shares redeemed:
Standard Class	(144,867)	(201,142)
Service Class	(57,935,746)	(98,961,060)
	(58,080,613)	(99,162,202)
Increase (decrease) in net assets derived from capital share transactions	9,605,438	(74,701,461)
NET INCREASE (DECREASE) IN NET ASSETS	(149,762,321)	39,641,951
NET ASSETS:
Beginning of year	623,745,971	584,104,020
End of year	$ 473,983,650	$623,745,971
See accompanying notes, which are an integral part of the financial statements.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–10

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20 [1]	12/31/19 [2]	12/31/18
Net asset value, beginning of period	$ 18.018	$ 14.930	$ 13.638	$ 11.851	$ 12.744
Income (loss) from investment operations:
Net investment income[3]	0.131	0.083	0.121	0.147	0.166
Net realized and unrealized gain (loss)	(3.297)	3.208	1.820	2.128	(0.482)
Total from investment operations	(3.166)	3.291	1.941	2.275	(0.316)
Less dividends and distributions from:
Net investment income	(0.129)	(0.095)	(0.123)	(0.196)	(0.155)
Net realized gain	(1.460)	(0.108)	(0.526)	(0.292)	(0.422)
Total dividends and distributions	(1.589)	(0.203)	(0.649)	(0.488)	(0.577)
Net asset value, end of period	$ 13.263	$ 18.018	$ 14.930	$ 13.638	$ 11.851
Total return[4]	(17.45%) [5]	22.04%	14.86%	19.38%	(2.80%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 1,635	$ 2,063	$ 1,786	$ 1,566	$ 81
Ratio of expenses to average net assets[6]	0.68%	0.68%	0.68%	0.62%	0.00%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[6]	0.73%	0.72%	0.73%	0.73%	0.71%
Ratio of net investment income to average net assets	0.85%	0.49%	0.91%	1.14%	1.29%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.80%	0.45%	0.86%	1.03%	0.58%
Portfolio turnover	22%	19%	20%	67%	9%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective February 11, 2019, ClearBridge Investments, LLC and QS Investors, LLC were added as sub-advisers to the Fund; each responsible for the day-to-day management of a portion of the Fund's investment portfolio. Effective August 7, 2021, QS Investors, LLC merged with and into Franklin Advisers, Inc.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	In 2022, 0.21% of the fund's total return consists of a voluntary reimbursement by sub-adviser Clearbridge for a realized investment loss. Excluding this item, total return would have been (17.66)%.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invested prior to February 11, 2019.
See accompanying notes, which are an integral part of the financial statements.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–11

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20 [1]	12/31/19 [2]	12/31/18
Net asset value, beginning of period	$ 17.980	$ 14.900	$ 13.617	$ 11.845	$ 12.739
Income (loss) from investment operations:
Net investment income[3]	0.078	0.024	0.074	0.100	0.121
Net realized and unrealized gain (loss)	(3.288)	3.197	1.811	2.122	(0.479)
Total from investment operations	(3.210)	3.221	1.885	2.222	(0.358)
Less dividends and distributions from:
Net investment income	(0.077)	(0.033)	(0.076)	(0.158)	(0.114)
Net realized gain	(1.460)	(0.108)	(0.526)	(0.292)	(0.422)
Total dividends and distributions	(1.537)	(0.141)	(0.602)	(0.450)	(0.536)
Net asset value, end of period	$ 13.233	$ 17.980	$ 14.900	$ 13.617	$ 11.845
Total return[4]	(17.74%) [5]	21.62%	14.45%	18.93%	(3.14%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 472,348	$621,683	$582,318	$560,144	$301,175
Ratio of expenses to average net assets[6]	1.03%	1.03%	1.03%	0.97%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[6]	1.08%	1.07%	1.08%	1.08%	1.06%
Ratio of net investment income to average net assets	0.50%	0.14%	0.56%	0.79%	0.94%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.45%	0.10%	0.51%	0.68%	0.23%
Portfolio turnover	22%	19%	20%	67%	9%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective February 11, 2019, ClearBridge Investments, LLC and QS Investors, LLC were added as sub-advisers to the Fund; each responsible for the day-to-day management of a portion of the Fund's investment portfolio. Effective August 7, 2021, QS Investors, LLC merged with and into Franklin Advisers, Inc.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	In 2022, 0.22% of the fund's total return consists of a voluntary reimbursement by sub-adviser Clearbridge for a realized investment loss. Excluding this item, total return would have been (17.96)%.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invested prior to February 11, 2019.
See accompanying notes, which are an integral part of the financial statements.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–12

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.
 Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–13

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.
 Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $1,577 for the year ended December 31, 2022. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation ("LIAC") is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.64% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.675% of the Fund’s average daily net assets for the Standard Class and 1.025% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2022, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2023	2024	2025	Total
LIAC	$ 248,340	$ 211,566	$ 217,479	$ 677,385
ClearBridge Investments, LLC ("ClearBridge") and Franklin Advisers, Inc (“FAV”) are sub-advisers to the Fund with each responsible for the day-to-day management of a portion of the Fund's investment portfolio. For these services, LIAC, not the Fund, pays ClearBridge and FAV a fee based on their managed portions of the Fund's average daily net assets.
During the period ended December 31, 2022, sub-adviser Clearbridge made a $1,250,144 reimbursement to the fund for a trading error that occurred during the reporting period. The reimbursement is included in the Net realized gain from Investments on the Statement of Operations.
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–14

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$37,561
Legal	6,714
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $6,928 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 20,514
Management fees payable to LIAC	260,737
Distribution fees payable to LFD	143,220
Shareholder servicing fees payable to Lincoln Life	11,908
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$107,962,187
Sales	139,740,151
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$399,905,101
Aggregate unrealized appreciation of investments and derivatives	$114,160,205
Aggregate unrealized depreciation of investments and derivatives	(41,537,389)
Net unrealized appreciation of investments and derivatives	$ 72,622,816
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–15

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$436,139,398	$—	$—	$436,139,398
Money Market Fund	36,388,421	—	—	36,388,421
Total Investments	$472,527,819	$—	$—	$472,527,819
Derivatives:

Assets:
Futures Contracts	$ 25,955	$—	$—	$ 25,955
Liabilities:
Futures Contracts	$(11,829)	$—	$—	$(11,829)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to distributions in excess for required excise distributions.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$2,764,596	$4,875,799
Long-term capital gains	48,089,832	—
Total	$50,854,428	$4,875,799
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$22,717,248
Other temporary differences	(1)
Net unrealized appreciation	72,622,816
Distributable earnings/(accumulated loss)	$95,340,063
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
At December 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–16

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	5,151	5,579
Service Class	1,084,629	1,171,313
Shares reinvested:
Standard Class	13,461	1,276
Service Class	3,857,741	269,224
	4,960,982	1,447,392
Shares redeemed:
Standard Class	(9,792)	(11,987)
Service Class	(3,823,608)	(5,947,225)
	(3,833,400)	(5,959,212)
Net increase (decrease)	1,127,582	(4,511,820)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2022, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
Fair values of derivative instruments as of December 31, 2022 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$25,955	Receivables and other assets net of liabilities	$(10,798)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	—	Receivables and other assets net of liabilities	(1,031)
Total		$25,955		$(11,829)
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–17

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$2,756,601	$(453,124)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	77,959	(2,713)
Total		$2,834,560	$(455,837)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$6,897,925	$58,278,867
9. Risk Factors
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2022. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–18

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–19

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–20

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with the subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”), of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar, Broadridge and the applicable subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The remaining 80-100% of the Fund’s net assets is managed by a subadviser according to the investment mandate (the “Underlying Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of the Fund and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board considered complex-wide information provided by Broadridge that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information by Broadridge. The Board also considered an impact analysis provided by LIAC of the overlay cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–21

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Managed Volatility Sleeve to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LIAC management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s performance.
The Board considered that LIAC has delegated the day-to-day investment management of the Underlying Sleeve to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented a partial advisory fee waiver and an expense limitation for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Managed Volatility Sleeve - Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA uses an affiliated investment adviser, SIMNA Ltd., as sub-subadviser, in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LIAC management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LIAC compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by the SIMNA as to any additional benefits they would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–22

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approved Sleeve - Subadvisory Agreements
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and ClearBridge Investments, LLC (“ClearBridge”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by ClearBridge under the subadvisory agreement. The Board reviewed the services provided by ClearBridge, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of ClearBridge. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
In considering the renewal of the subadvisory agreement between LIAC and Franklin Advisers, Inc., the successor to QS Investors, LLC. (“Franklin”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Franklin under the subadvisory agreement. The Board reviewed the services provided by Franklin, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of Franklin. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the subadvisers manage the Underlying Sleeve. In its review of performance, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Underlying Sleeve of the Fund to a peer group of funds in the Morningstar Large Blend funds category and the S&P 500 Total Return USD Index. The Board concluded that the services provided by GSAM were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for Clearbridge, which contains breakpoints and the fees charged in similar strategies. The Board also reviewed the subadvisory fee schedule for Franklin, which contains breakpoints, as well as the fees charged to comparable clients subadvised by Franklin. The Board considered that LIAC compensates Clearbridge and Franklin from its fees and that the subadvisory fee schedules were negotiated between LIAC and Clearbridge and Franklin, respectively, which are unaffiliated with LIAC. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to Clearbridge’s profitability, the Board considered that the sub-advisory fee schedule for Clearbridge was negotiated between LIAC and Clearbridge, which is unaffiliated with LIAC, and that LIAC compensates Clearbridge from its fees. The Board reviewed materials provided by Clearbridge as to any additional benefits it receives and noted Clearbridge’s statement that its relationship with the Fund may enhance its name recognition in the investment community, may allow for more favorable trade execution and may provide additional access to the new issue market and research, which may positively affect Clearbridge’s ability to serve the Fund and other clients.
With respect to profitability, the Board considered that the sub-advisory fee schedule for Franklin was negotiated between LIAC and Franklin’s predecessor, which is unaffiliated with LIAC, and that LIAC compensates Franklin from its fees. The Board reviewed materials provided as to any additional benefits it receives and noted the statement that its relationship with the Fund and LIAC may add to its name recognition in the investment community, as well as provide the potential for other business.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–28

LVIP Delaware Bond Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.
In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Delaware Bond Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Bond Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned (13.70%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the Bloomberg U.S. Aggregate Bond Index1, returned (13.01%).
Volatility was the major theme in markets this past year as the war in Ukraine and the Federal Reserve’s rate hikes drove interest rates higher and risk premiums wider across markets. Spread markets experienced negative excess returns across all major asset classes in the Fund, including corporates, emerging markets debt (EMD), and securitized bonds. The move higher in rates resulted in negative total returns for fixed-rate bonds including US Treasurys.
Total returns were negative across all major asset classes. Higher interest rates, coupled with wider credit spreads, resulted in corporate bonds being the worst-performing asset class. High yield issuer CSC Holdings LLC, a provider of cable and telecommunication services, was a significant detractor due to softer quarterly numbers and a failed asset sale. The Fund still holds the names since the team remains comfortable with the longer-term fundamental outlook. Commercial mortgage-backed securities (CMBS) and agency mortgage-backed securities (MBS) outperformed investment grade credit but still generated negative total returns.
The Fund utilized interest rate swaps and Treasury futures throughout the year as risk management tools. Interest rate swaps were utilized to convert fixed rate exposure to floating rate exposure, as well as managing the overall duration of the Fund. Treasury futures provided an efficient alternative to manage duration. CDX swaps may be used to hedge the Fund’s credit risk, but the Fund did not have any exposure during the year.
The Fund underperformed its benchmark during the period due in large part to an overweight to spread sectors. Key detractors included a sector overweight to CMBS and EMD, combined with an allocation to high yield corporates. Additionally, subsector and security selection within investment grade corporates was a detractor. Yield curve management, and an underweight to non-corporate issuers and agency MBS contributed favorably to performance.
The LIBOR transition will have a minimal effect on the Fund given the fixed-rate nature of most of its investments and the migration over to non-LIBOR related coupons. The Fund had a modest overweight to corporate bonds at the beginning of the year. We did, however, allocate additional capital to the asset class as risk premiums moved higher, in part, driven by the war in Ukraine and the Fed’s raising short rates. This allocation was later sold as corporate bonds rallied into year end. The allocation to high yield was modest and remained close to unchanged throughout the period. During the back half of the year, we began to cover the underweight to agency MBS; however, the Fund remains slightly underweight the benchmark. Interest rate sensitivity as measured by duration was less than the benchmark for most of the year. However, we increased the duration of the Fund in the fourth quarter when long-term US Treasury rates reached levels not observed since the global financial crisis. The Fund’s duration is currently similar to the Fund’s benchmark.
Portfolio Managers:
Delaware Investments Fund Advisers:	J. David Hillmeyer
Daniela Mardarovici
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Bond Fund Standard Class shares on 12/31/12. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,236. For comparison, look at how the Bloomberg U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $11,108. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 13.70%
Five Years	+ 0.17%
Ten Years	+ 1.17%
Service Class Shares
One Year	- 14.00%
Five Years	- 0.18%
Ten Years	+ 0.82%

LVIP Delaware Bond Fund–1

LVIP Delaware Bond Fund
2022 Annual Report Commentary (unaudited) (continued)
1. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
Sub - advisory services provided by Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”) (formerly, Delaware Management Business Trust). MIMBT is a federally registered investment adviser. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (“MBL”), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.
All third-party trademarks are the property of their respective owners.
© 2021 Macquarie Management Holdings, Inc.
LVIP Delaware Bond Fund–2

LVIP Delaware Bond Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$976.00	0.37%	$1.84
Service Class Shares	1,000.00	974.30	0.72%	3.58
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.30	0.37%	$1.89
Service Class Shares	1,000.00	1,021.60	0.72%	3.67

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Bond Fund–3

LVIP Delaware Bond Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	2.28%
Agency Commercial Mortgage-Backed Security	0.04%
Agency Mortgage-Backed Securities	23.67%
Convertible Bonds	0.15%
Corporate Bonds	32.73%
Aerospace & Defense	0.47%
Airlines	0.45%
Auto Manufacturers	0.18%
Auto Parts & Equipment	0.26%
Banks	7.36%
Biotechnology	0.41%
Building Materials	0.15%
Chemicals	0.98%
Commercial Services	0.07%
Diversified Financial Services	2.16%
Electric	3.57%
Energy-Alternate Sources	0.08%
Engineering & Construction	0.18%
Entertainment	0.08%
Food	0.10%
Forest Products & Paper	0.27%
Gas	0.56%
Health Care Products	0.21%
Health Care Services	0.12%
Insurance	1.23%
Internet	0.37%
Iron & Steel	0.22%
Media	1.97%
Mining	0.47%
Miscellaneous Manufacturing	0.68%
Office Business Equipment	0.36%
Oil & Gas	0.62%
Pharmaceuticals	2.01%
Pipelines	1.61%
Real Estate Investment Trusts	1.64%
Retail	0.10%
Semiconductors	0.94%
Software	0.57%
Telecommunications	1.94%
Transportation	0.08%
Trucking & Leasing	0.06%
Water	0.20%
Loan Agreement	0.19%
Municipal Bonds	0.25%
Security Type/Sector	Percentage of Net Assets
Non-Agency Asset-Backed Securities	3.36%
Non-Agency Collateralized Mortgage Obligations	2.48%
Non-Agency Commercial Mortgage-Backed Securities	10.02%
Sovereign Bonds	0.23%
Supranational Banks	0.59%
U.S. Treasury Obligations	17.42%
Money Market Fund	0.78%
Short-Term Investments	7.61%
Total Investments	101.80%
Liabilities Net of Receivables and Other Assets	(1.80%)
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)#
U.S. Government	42.98%
AAA	13.72%
AA	3.26%
A	10.70%
BBB	19.66%
BB	1.65%
B	0.04%
CCC	0.19%
Non-Rated	0.27%
Short-Term Investments	7.53%
Total	100.00%

#	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP Delaware Bond Fund–4

LVIP Delaware Bond Fund
Statement of Net Assets
December 31, 2022
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–2.28%
•Fannie Mae Connecticut Avenue Securities
Series 2018-R07 1M2 6.79% (LIBOR01M + 2.40%) 4/25/31	291,303	$ 290,837
Series 2019-R01 2M2 6.84% (LIBOR01M + 2.45%) 7/25/31	295,949	297,590
Series 2019-R02 1M2 6.69% (LIBOR01M + 2.30%) 8/25/31	167,411	167,455
Series 2022-R02 2M2 6.93% (SOFR30A + 3.00%) 1/25/42	4,565,000	4,303,119
Fannie Mae REMIC Trust Series 2004-W11 1A2 6.50% 5/25/44	51,713	53,055
Fannie Mae REMICS
Series 2013-44 Z 3.00% 5/25/43	196,661	144,870
Series 2017-40 GZ 3.50% 5/25/47	2,966,603	2,767,255
Freddie Mac REMICs Series 4676 KZ 2.50% 7/15/45	2,556,339	2,234,451
•Freddie Mac STACR REMIC Trust
Series 2019-HQA4 M2 6.44% (LIBOR01M + 2.05%) 11/25/49	165,524	165,105
Series 2020-DNA2 M2 6.24% (LIBOR01M + 1.85%) 2/25/50	1,416,514	1,410,360
Series 2020-HQA2 M2 7.49% (LIBOR01M + 3.10%) 3/25/50	1,663,223	1,680,221
Series 2021-DNA1 M2 5.73% (SOFR30A + 1.80%) 1/25/51	30,871,601	30,139,981
Series 2021-DNA3 M2 6.03% (SOFR30A + 2.10%) 10/25/33	12,900,000	12,654,834
Series 2021-DNA5 M2 5.58% (SOFR30A + 1.65%) 1/25/34	13,959,493	13,743,601
Series 2021-HQA1 M2 6.18% (SOFR30A + 2.25%) 8/25/33	37,000,000	34,237,436
Series 2021-HQA2 M2 5.98% (SOFR30A + 2.05%) 12/25/33	25,500,000	22,901,706
Series 2022-DNA1 M2 6.43% (SOFR30A + 2.50%) 1/25/42	11,550,000	10,439,489
•Freddie Mac Structured Agency Credit Risk Debt Notes Series 2017-HQA2 M2AS 5.44% (LIBOR01M + 1.05%) 12/25/29	1,249,584	1,234,363
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
♦Freddie Mac Structured Pass Through Certificates Series T-58 2A 6.50% 9/25/43	191,483	$ 198,015
GNMA
Series 2013-113 LY 3.00% 5/20/43	1,113,000	1,015,735
Series 2017-163 ZK 3.50% 11/20/47	716,451	667,918
Total Agency Collateralized Mortgage Obligations (Cost $149,112,782)		140,747,396
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITY–0.04%
•FREMF Mortgage Trust Series 2017-K71 B 3.75% 11/25/50	2,990,000	2,749,594
Total Agency Commercial Mortgage-Backed Security (Cost $2,951,380)		2,749,594
AGENCY MORTGAGE-BACKED SECURITIES–23.67%
Fannie Mae S.F. 15 yr
2.00% 3/1/36	7,422,110	6,620,141
2.50% 8/1/35	1,725,185	1,582,988
Fannie Mae S.F. 20 yr
2.00% 1/1/41	6,575,288	5,599,721
2.00% 3/1/41	15,817,478	13,470,547
2.00% 5/1/41	7,153,435	6,092,089
2.50% 10/1/41	5,624,534	4,944,038
3.00% 12/1/37	10,087,619	9,358,180
3.00% 1/1/38	13,112,152	12,164,057
3.00% 10/1/47	56,828	50,319
4.00% 9/1/42	31,587,566	29,925,552
Fannie Mae S.F. 30 yr
2.00% 11/1/50	19,124,444	15,696,805
2.00% 12/1/50	17,925,162	14,670,227
2.00% 1/1/51	5,771,175	4,752,725
2.00% 2/1/51	21,832,162	17,939,038
2.00% 4/1/51	29,283,684	23,910,345
2.00% 6/1/51	1,655,480	1,366,413
2.00% 8/1/51	8,012,858	6,571,949
2.00% 1/1/52	21,323,118	17,515,473
2.50% 9/1/50	25,678,878	22,081,967
2.50% 1/1/51	50,185,024	43,307,703
2.50% 6/1/51	8,536,853	7,330,308
2.50% 7/1/51	1,226,002	1,047,028
2.50% 8/1/51	42,807,740	36,559,717
3.00% 6/1/45	551,180	495,510
3.00% 4/1/46	2,364,913	2,142,143
3.00% 8/1/46	1,389,315	1,245,202
3.00% 4/1/47	22,202	19,838
3.00% 12/1/47	2,704,169	2,416,726
3.00% 2/1/48	24,747,466	22,166,167
3.00% 3/1/48	19,131,900	17,082,812
3.00% 11/1/48	3,431,428	3,069,253
LVIP Delaware Bond Fund–5

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
3.00% 11/1/49	1,549,641	$ 1,389,011
3.00% 12/1/49	20,977,476	18,648,395
3.00% 2/1/50	1,131,498	985,101
3.00% 7/1/50	8,946,645	7,907,626
3.00% 5/1/51	2,818,051	2,499,816
3.00% 7/1/51	10,025,378	8,868,395
3.00% 12/1/51	13,790,312	12,182,494
3.00% 2/1/57	61,210	53,962
3.50% 1/1/48	7,297,416	6,768,240
3.50% 2/1/48	15,691,772	14,540,820
3.50% 11/1/48	8,046,405	7,456,211
3.50% 3/1/50	3,127,560	2,921,257
3.50% 8/1/50	48,683,943	45,074,446
3.50% 9/1/50	7,225,485	6,764,794
3.50% 3/1/52	26,796,835	24,619,721
3.50% 5/1/52	15,169,904	13,899,954
4.00% 3/1/47	16,819,452	16,110,918
4.00% 6/1/48	12,666,281	12,093,166
4.00% 10/1/48	12,701,635	12,180,761
4.00% 1/1/50	3,276,909	3,174,318
4.50% 6/1/40	824,283	815,867
4.50% 7/1/40	1,062,252	1,021,723
4.50% 8/1/41	2,605,058	2,582,456
4.50% 2/1/44	10,588,094	10,496,295
4.50% 4/1/44	546,962	539,985
4.50% 2/1/46	31,896,794	31,511,641
4.50% 5/1/46	4,135,165	4,099,331
4.50% 12/1/48	3,262,953	3,194,806
4.50% 1/1/49	5,231,820	5,121,423
4.50% 2/1/49	2,785,095	2,747,153
4.50% 5/1/49	234,441	229,241
4.50% 1/1/50	4,374,864	4,274,679
4.50% 3/1/50	4,728,320	4,639,553
4.50% 9/1/52	39,655,435	38,185,256
5.00% 7/1/47	5,112,469	5,189,963
5.00% 6/1/48	19,562	19,628
5.00% 7/1/52	17,559,335	17,329,401
5.00% 10/1/52	50,903,804	50,348,211
5.50% 5/1/44	26,732,119	27,683,950
5.50% 8/1/52	12,576,252	12,799,211
5.50% 10/1/52	46,508,390	46,665,057
5.50% 11/1/52	26,002,141	26,303,105
5.50% 12/1/52	30,648,602	30,730,867
6.00% 6/1/41	5,681,336	5,875,601
6.00% 7/1/41	20,774,974	21,692,036
6.00% 1/1/42	4,360,886	4,552,694
Fannie Mae S.F. 30 yr TBA
4.50% 1/1/53	64,678,000	62,236,812
5.50% 1/1/53	84,064,000	84,271,352
Freddie Mac S.F. 15 yr 2.00% 12/1/35	23,127,176	20,686,477
Freddie Mac S.F. 20 yr
2.00% 3/1/41	17,622,300	15,007,577
2.50% 2/1/42	2,135,814	1,857,328
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 20 yr (continued)
3.00% 5/1/40	789,600	$ 716,820
3.00% 4/1/42	6,919,132	6,180,757
5.00% 11/1/42	16,090,389	16,005,719
Freddie Mac S.F. 30 yr
2.00% 11/1/50	4,138,555	3,384,310
2.00% 12/1/50	6,923,190	5,658,265
2.00% 9/1/51	18,532,716	15,141,754
2.00% 3/1/52	11,672,410	9,504,166
2.50% 7/1/50	7,930,861	6,802,831
2.50% 10/1/50	15,780,321	13,568,914
2.50% 2/1/51	9,876,042	8,465,147
2.50% 3/1/51	3,613,503	3,094,493
3.00% 8/1/48	4,901,995	4,366,133
3.00% 1/1/50	3,186,218	2,837,280
3.00% 12/1/50	2,003,130	1,783,851
3.00% 8/1/51	8,396,358	7,423,302
3.00% 2/1/52	10,608,795	9,319,085
3.50% 2/1/47	12,096,291	11,308,122
3.50% 11/1/48	21,166,023	19,697,597
3.50% 6/1/52	4,832,125	4,404,541
4.00% 10/1/47	7,986,768	7,565,905
4.00% 4/1/52	2,826,176	2,651,076
4.00% 9/1/52	17,780,666	16,684,408
4.50% 3/1/42	1,755,003	1,741,752
4.50% 1/1/49	5,427,410	5,311,828
4.50% 3/1/49	2,499,875	2,448,814
4.50% 4/1/49	6,056,829	5,944,363
4.50% 8/1/49	8,063,767	7,955,600
4.50% 7/1/52	5,259,446	5,074,228
5.00% 10/1/48	3,155,857	3,159,222
5.00% 7/1/52	32,251,711	31,911,758
5.00% 10/1/52	2,435,490	2,401,809
5.50% 9/1/41	9,778,214	10,150,244
5.50% 9/1/52	32,354,704	32,690,569
5.50% 11/1/52	33,032,875	33,175,546
6.00% 5/1/39	119,871	125,204
GNMA I S.F. 30 yr
3.00% 8/15/45	3,730,403	3,346,644
3.00% 3/15/50	1,982,471	1,760,574
GNMA II S.F. 30 yr
3.00% 8/20/50	3,940,937	3,580,612
3.00% 12/20/51	16,521,624	14,762,500
5.00% 9/20/52	8,170,803	8,098,400
5.50% 5/20/37	337,812	351,504
Total Agency Mortgage-Backed Securities (Cost $1,585,927,353)		1,462,598,713
CONVERTIBLE BONDS–0.15%
Liberty Broadband Corp.
1.25% exercise price $1.25, maturity date 9/30/50	9,485,000	9,153,025

LVIP Delaware Bond Fund–6

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CONVERTIBLE BONDS (continued)
Liberty Broadband Corp. (continued)
2.75% exercise price $2.75, maturity date 9/30/50	274,000	$ 266,863
Total Convertible Bonds (Cost $9,308,179)		9,419,888
CORPORATE BONDS–32.73%
Aerospace & Defense–0.47%
Boeing Co.
3.25% 2/1/28	7,380,000	6,702,016
3.75% 2/1/50	16,990,000	11,664,634
Lockheed Martin Corp.
1.85% 6/15/30	3,000,000	2,463,793
3.90% 6/15/32	5,255,000	4,951,757
4.15% 6/15/53	3,920,000	3,324,699
		29,106,899
Airlines–0.45%
Delta Air Lines, Inc. 7.00% 5/1/25	16,537,000	16,899,834
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50% 6/20/27	6,394,912	6,357,833
♦United Airlines Pass-Through Trust
3.75% 9/3/26	3,356,407	3,088,378
4.00% 10/11/27	1,362,700	1,266,045
		27,612,090
Auto Manufacturers–0.18%
Ford Motor Credit Co. LLC
2.30% 2/10/25	1,920,000	1,752,730
2.90% 2/16/28	4,180,000	3,452,342
2.90% 2/10/29	3,140,000	2,508,106
μGeneral Motors Financial Co., Inc. 5.70% 9/30/30	3,820,000	3,233,152
		10,946,330
Auto Parts & Equipment–0.26%
Aptiv PLC 3.10% 12/1/51	21,208,000	12,533,649
Nemak SAB de CV 3.63% 6/28/31	4,140,000	3,238,452
		15,772,101
Banks–7.36%
Banco Nacional de Panama 2.50% 8/11/30	6,390,000	5,121,585
μBangkok Bank PCL 3.73% 9/25/34	11,340,000	9,474,353
μBank Hapoalim BM 3.26% 1/21/32	4,635,000	3,988,325
μBank of America Corp.
2.48% 9/21/36	45,275,000	33,266,274
2.68% 6/19/41	15,060,000	10,130,875
6.20% 11/10/28	14,090,000	14,547,526
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Bank of New York Mellon Corp.
μ4.70% 9/20/25	21,135,000	$ 20,292,348
•5.80% 10/25/28	1,552,000	1,604,838
μBarclays PLC 7.33% 11/2/26	6,945,000	7,193,597
μBBVA Bancomer S.A. 5.88% 9/13/34	3,475,000	3,209,262
μCitigroup, Inc. 5.61% 9/29/26	14,855,000	14,918,535
•Citizens Bank NA 6.06% 10/24/25	10,270,000	10,385,624
μCredit Suisse Group AG
2.59% 9/11/25	10,630,000	9,397,562
4.50% 9/3/30	4,585,000	2,571,338
6.44% 8/11/28	14,255,000	12,981,973
μDeutsche Bank AG 3.73% 1/14/32	9,776,000	7,167,898
μFifth Third Bancorp
4.34% 4/25/33	2,451,000	2,239,376
6.36% 10/27/28	4,000	4,116
•Fifth Third Bank NA 5.85% 10/27/25	13,250,000	13,383,814
Huntington National Bank
μ4.55% 5/17/28	7,007,000	6,760,836
5.65% 1/10/30	4,935,000	4,972,673
μJPMorgan Chase & Co.
3.88% 7/24/38	7,235,000	6,005,027
4.85% 7/25/28	18,910,000	18,433,154
μKeyCorp 4.79% 6/1/33	8,405,000	7,935,907
Morgan Stanley
μ1.93% 4/28/32	5,960,000	4,496,978
μ2.48% 9/16/36	26,658,000	19,330,549
•6.14% 10/16/26	23,885,000	24,394,589
μ6.30% 10/18/28	4,505,000	4,650,532
•6.34% 10/18/33	4,325,000	4,531,755
μNBK SPC Ltd. 1.63% 9/15/27	7,985,000	7,010,830
PNC Bank NA
3.88% 4/10/25	6,913,000	6,723,270
4.05% 7/26/28	7,075,000	6,656,989
μPNC Financial Services Group, Inc.
5.67% 10/28/25	6,130,000	6,195,201
6.20% 9/15/27	5,165,000	5,047,496
State Street Corp.
μ2.20% 2/7/28	5,955,000	5,348,995
•5.75% 11/4/26	1,510,000	1,545,667
•5.82% 11/4/28	1,070,000	1,104,962
SVB Financial Group
1.80% 10/28/26	2,432,000	2,128,001
1.80% 2/2/31	4,000,000	2,918,124
μ4.00% 5/15/26	11,000,000	7,260,220
μ4.57% 4/29/33	7,239,000	6,404,991
Toronto-Dominion Bank 4.11% 6/8/27	13,110,000	12,672,786

LVIP Delaware Bond Fund–7

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Truist Bank
μ2.64% 9/17/29	21,981,000	$ 20,556,352
3.00% 2/2/23	3,790,000	3,784,522
3.30% 5/15/26	7,220,000	6,753,264
Truist Financial Corp.
μ1.89% 6/7/29	13,720,000	11,484,076
μ4.95% 9/1/25	7,095,000	6,783,530
•6.12% 10/28/33	3,551,000	3,736,014
U.S. Bancorp
μ2.49% 11/3/36	4,690,000	3,568,957
3.38% 2/5/24	10,550,000	10,361,527
3.60% 9/11/24	11,522,000	11,278,351
3.95% 11/17/25	6,220,000	6,068,119
•5.73% 10/21/26	4,655,000	4,741,158
U.S. Bank NA 3.40% 7/24/23	4,810,000	4,766,082
μWells Fargo & Co. 4.81% 7/25/28	6,670,000	6,514,564
		454,805,267
Biotechnology–0.41%
Regeneron Pharmaceuticals, Inc. 2.80% 9/15/50	7,089,000	4,396,660
Royalty Pharma PLC
1.75% 9/2/27	15,130,000	12,805,932
3.35% 9/2/51	6,232,000	3,841,811
3.55% 9/2/50	6,313,000	4,034,345
		25,078,748
Building Materials–0.15%
GCC SAB de CV 3.61% 4/20/32	8,065,000	6,711,991
Standard Industries, Inc. 3.38% 1/15/31	3,120,000	2,347,810
		9,059,801
Chemicals–0.98%
Celanese U.S. Holdings LLC
6.05% 3/15/25	2,905,000	2,893,698
6.17% 7/15/27	10,125,000	9,986,553
Nutrien Ltd. 2.95% 5/13/30	15,380,000	13,176,323
OCP SA 5.13% 6/23/51	4,285,000	3,241,037
Sherwin-Williams Co. 3.30% 5/15/50	17,225,000	11,773,303
Westlake Corp. 3.13% 8/15/51	31,770,000	19,560,043
		60,630,957
Commercial Services–0.07%
Ashtead Capital, Inc. 2.45% 8/12/31	2,960,000	2,284,949
PayPal Holdings, Inc. 3.90% 6/1/27	1,780,000	1,712,793
		3,997,742
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services–2.16%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2.45% 10/29/26	7,150,000	$ 6,252,258
3.00% 10/29/28	16,200,000	13,571,960
4.50% 9/15/23	2,295,000	2,279,925
6.50% 7/15/25	3,035,000	3,075,299
Air Lease Corp.
2.88% 1/15/26	22,595,000	20,906,149
2.88% 1/15/32	11,795,000	9,370,306
3.00% 2/1/30	9,220,000	7,689,232
3.38% 7/1/25	3,290,000	3,111,750
μ4.13% 12/15/26	3,560,000	2,438,600
5.85% 12/15/27	3,620,000	3,615,884
Aviation Capital Group LLC 3.50% 11/1/27	15,880,000	13,870,185
μCharles Schwab Corp. 5.38% 6/1/25	14,935,000	14,606,430
Jefferies Financial Group, Inc.
2.63% 10/15/31	5,925,000	4,519,824
6.45% 6/8/27	1,766,000	1,842,907
6.50% 1/20/43	5,130,000	4,997,899
Nuveen Finance LLC 4.13% 11/1/24	22,109,000	21,520,725
		133,669,333
Electric–3.57%
Adani Electricity Mumbai Ltd. 3.95% 2/12/30	7,000,000	5,304,546
AEP Texas, Inc.
3.45% 1/15/50	1,805,000	1,275,150
4.15% 5/1/49	1,530,000	1,193,254
Alfa Desarrollo SpA 4.55% 9/27/51	4,179,708	3,175,035
Appalachian Power Co. 3.70% 5/1/50	2,410,000	1,755,184
Atlantic City Electric Co. 4.00% 10/15/28	1,695,000	1,613,503
Baltimore Gas & Electric Co. 4.55% 6/1/52	6,740,000	5,952,594
Berkshire Hathaway Energy Co. 2.85% 5/15/51	21,640,000	14,167,282
Duke Energy Carolinas LLC 3.95% 11/15/28	6,035,000	5,790,468
μDuke Energy Corp. 4.88% 9/16/24	7,100,000	6,478,750
Duke Energy Indiana LLC
2.75% 4/1/50	11,495,000	7,216,544
3.25% 10/1/49	4,095,000	2,841,276
Enel Finance America LLC 2.88% 7/12/41	11,800,000	7,078,554

LVIP Delaware Bond Fund–8

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Enel Finance International NV
1.88% 7/12/28	3,695,000	$ 2,934,952
2.25% 7/12/31	1,709,000	1,243,480
Entergy Arkansas LLC 4.20% 4/1/49	10,450,000	8,550,532
Entergy Louisiana LLC 4.00% 3/15/33	435,000	392,577
Entergy Mississippi LLC 3.85% 6/1/49	975,000	744,153
Entergy Texas, Inc. 3.55% 9/30/49	3,560,000	2,554,221
Evergy Kansas Central, Inc. 3.45% 4/15/50	5,975,000	4,324,149
Evergy Metro, Inc. 3.65% 8/15/25	10,103,000	9,813,153
Indianapolis Power & Light Co. 5.65% 12/1/32	5,145,000	5,276,631
Infraestructura Energetica Nova SAPI de CV 3.75% 1/14/28	7,096,000	6,333,180
Louisville Gas & Electric Co. 4.25% 4/1/49	2,505,000	2,076,911
Nevada Power Co. 5.90% 5/1/53	8,230,000	8,771,314
NextEra Energy Capital Holdings, Inc.
3.00% 1/15/52	5,535,000	3,613,531
5.00% 7/15/32	9,510,000	9,326,854
Oglethorpe Power Corp.
3.75% 8/1/50	8,178,000	5,864,685
5.05% 10/1/48	6,185,000	5,288,208
Pacific Gas & Electric Co.
2.10% 8/1/27	2,420,000	2,066,756
3.25% 6/1/31	2,220,000	1,804,533
3.30% 8/1/40	21,588,000	14,616,539
4.95% 7/1/50	2,559,000	1,982,817
PacifiCorp 5.35% 12/1/53	2,945,000	2,914,662
PG&E Corp. 5.25% 7/1/30	2,250,000	2,047,500
μSempra Energy 4.88% 10/15/25	2,835,000	2,621,468
Southern California Edison Co.
3.45% 2/1/52	11,586,000	8,242,635
3.65% 2/1/50	4,215,000	3,078,317
4.00% 4/1/47	3,505,000	2,739,071
4.88% 3/1/49	11,850,000	10,419,974
Southern Co. 5.70% 10/15/32	4,635,000	4,741,445
Southwestern Electric Power Co. 4.10% 9/15/28	17,845,000	16,913,290
Vistra Operations Co. LLC 5.13% 5/13/25	5,695,000	5,568,115
		220,707,793
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Energy-Alternate Sources–0.08%
Sweihan PV Power Co. PJSC 3.63% 1/31/49	5,959,260	$ 4,774,857
		4,774,857
Engineering & Construction–0.18%
Cellnex Finance Co. SA 3.88% 7/7/41	16,510,000	11,292,840
		11,292,840
Entertainment–0.08%
Warnermedia Holdings, Inc. 5.14% 3/15/52	6,480,000	4,710,742
		4,710,742
Food–0.10%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 3.00% 2/2/29	7,289,000	6,032,701
		6,032,701
Forest Products & Paper–0.27%
Georgia-Pacific LLC 8.00% 1/15/24	16,242,000	16,728,168
		16,728,168
Gas–0.56%
Atmos Energy Corp.
2.85% 2/15/52	4,815,000	3,115,766
5.75% 10/15/52	8,590,000	8,966,480
Brooklyn Union Gas Co. 3.87% 3/4/29	14,885,000	13,375,306
SouthernGas Capital Corp. 5.15% 9/15/32	9,182,000	9,011,459
		34,469,011
Health Care Products–0.21%
Baxter International, Inc. 3.13% 12/1/51	8,580,000	5,537,338
GE HealthCare Technologies, Inc.
5.60% 11/15/25	3,745,000	3,768,074
5.65% 11/15/27	3,745,000	3,788,818
		13,094,230
Health Care Services–0.12%
Humana, Inc.
5.75% 3/1/28	5,743,000	5,863,796
5.88% 3/1/33	1,525,000	1,574,263
		7,438,059
Insurance–1.23%
Aon Corp./Aon Global Holdings PLC
2.90% 8/23/51	12,560,000	7,988,154
5.00% 9/12/32	12,325,000	12,187,713

LVIP Delaware Bond Fund–9

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
Athene Holding Ltd.
3.45% 5/15/52	12,375,000	$ 7,596,190
3.95% 5/25/51	5,515,000	3,721,279
Berkshire Hathaway Finance Corp. 3.85% 3/15/52	17,720,000	14,123,689
Brighthouse Financial, Inc.
3.85% 12/22/51	12,425,000	7,843,125
4.70% 6/22/47	5,203,000	3,806,029
5.63% 5/15/30	4,095,000	3,894,656
μMetLife, Inc. 3.85% 9/15/25	8,690,000	8,070,838
Prudential Financial, Inc. 3.70% 3/13/51	8,920,000	6,806,585
		76,038,258
Internet–0.37%
Amazon.com, Inc.
2.50% 6/3/50	7,010,000	4,417,778
3.60% 4/13/32	6,130,000	5,609,725
Netflix, Inc. 4.88% 4/15/28	13,560,000	13,093,351
		23,120,854
Iron & Steel–0.22%
Vale Overseas Ltd. 3.75% 7/8/30	15,765,000	13,793,297
		13,793,297
Media–1.97%
CCO Holdings LLC/CCO Holdings Capital Corp.
4.25% 2/1/31	4,000,000	3,208,460
4.25% 1/15/34	36,375,000	26,846,387
Charter Communications Operating LLC/Charter Communications Operating Capital
3.85% 4/1/61	7,510,000	4,343,486
4.40% 12/1/61	18,914,000	12,098,782
Comcast Corp.
3.20% 7/15/36	4,770,000	3,866,778
5.25% 11/7/25	17,200,000	17,425,360
CSC Holdings LLC 4.63% 12/1/30	4,965,000	2,743,828
Discovery Communications LLC 4.00% 9/15/55	33,235,000	19,969,972
Sirius XM Radio, Inc. 5.00% 8/1/27	3,680,000	3,401,649
Time Warner Cable Enterprises LLC 8.38% 3/15/23	7,690,000	7,738,025
Time Warner Cable LLC
6.75% 6/15/39	6,015,000	5,696,230
7.30% 7/1/38	14,595,000	14,477,833
		121,816,790
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Mining–0.47%
AngloGold Ashanti Holdings PLC 3.38% 11/1/28	7,010,000	$ 6,110,657
Newmont Corp.
2.25% 10/1/30	4,525,000	3,636,922
2.60% 7/15/32	3,655,000	2,909,788
2.80% 10/1/29	19,540,000	16,611,637
		29,269,004
Miscellaneous Manufacturing–0.68%
Eaton Corp. 4.15% 3/15/33	9,920,000	9,221,806
Parker-Hannifin Corp. 4.25% 9/15/27	16,425,000	15,935,444
Teledyne Technologies, Inc.
2.25% 4/1/28	10,470,000	9,014,956
2.75% 4/1/31	9,665,000	7,903,080
		42,075,286
Office Business Equipment–0.36%
CDW LLC/CDW Finance Corp.
2.67% 12/1/26	2,635,000	2,339,400
3.28% 12/1/28	23,485,000	20,106,918
		22,446,318
Oil & Gas–0.62%
BP Capital Markets America, Inc. 2.72% 1/12/32	7,265,000	6,055,084
μBP Capital Markets PLC 4.88% 3/22/30	5,850,000	5,118,750
Devon Energy Corp. 4.75% 5/15/42	2,685,000	2,272,817
Diamondback Energy, Inc. 4.25% 3/15/52	2,530,000	1,851,127
Petroleos Mexicanos 6.75% 9/21/47	7,932,000	5,060,606
Tengizchevroil Finance Co. International Ltd. 2.63% 8/15/25	7,694,000	6,586,141
Valero Energy Corp. 3.65% 12/1/51	15,746,000	11,116,736
		38,061,261
Pharmaceuticals–2.01%
AbbVie, Inc.
2.95% 11/21/26	14,660,000	13,633,568
4.05% 11/21/39	21,570,000	18,462,825
CVS Health Corp.
2.70% 8/21/40	36,905,000	25,496,546
3.75% 4/1/30	4,145,000	3,758,117
4.78% 3/25/38	23,423,000	21,336,809
5.05% 3/25/48	3,775,000	3,388,232
Takeda Pharmaceutical Co. Ltd.
3.03% 7/9/40	4,945,000	3,628,922
3.18% 7/9/50	21,445,000	14,463,341

LVIP Delaware Bond Fund–10

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Takeda Pharmaceutical Co. Ltd. (continued)
4.40% 11/26/23	3,417,000	$ 3,389,562
Viatris, Inc.
1.65% 6/22/25	1,855,000	1,680,060
2.30% 6/22/27	1,705,000	1,456,837
2.70% 6/22/30	6,075,000	4,749,643
4.00% 6/22/50	10,735,000	6,614,240
Zoetis, Inc. 5.40% 11/14/25	2,100,000	2,141,953
		124,200,655
Pipelines–1.61%
Energy Transfer LP
5.75% 2/15/33	2,890,000	2,827,461
6.25% 4/15/49	14,545,000	13,525,024
μ6.50% 11/15/26	15,980,000	13,742,800
Enterprise Products Operating LLC
3.20% 2/15/52	11,315,000	7,414,115
3.30% 2/15/53	19,037,000	12,663,068
MPLX LP
1.75% 3/1/26	3,710,000	3,306,983
4.00% 3/15/28	2,835,000	2,636,861
4.70% 4/15/48	3,590,000	2,832,983
5.50% 2/15/49	12,350,000	10,854,308
ONEOK, Inc. 7.50% 9/1/23	8,950,000	9,050,086
Sabine Pass Liquefaction LLC 5.75% 5/15/24	1,000	1,000
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.00% 1/15/28	9,410,000	8,976,750
Tennessee Gas Pipeline Co. LLC 2.90% 3/1/30	14,002,000	11,728,005
		99,559,444
Real Estate Investment Trusts–1.64%
American Homes 4 Rent LP 3.63% 4/15/32	8,130,000	6,838,675
American Tower Corp. 1.88% 10/15/30	17,495,000	13,500,798
Crown Castle, Inc.
2.10% 4/1/31	11,178,000	8,809,867
4.30% 2/15/29	13,740,000	12,975,224
Digital Realty Trust LP
4.45% 7/15/28	3,800,000	3,597,627
5.55% 1/15/28	6,635,000	6,678,868
Iron Mountain Information Management Services, Inc. 5.00% 7/15/32	29,060,000	24,140,156
Iron Mountain, Inc. 5.25% 7/15/30	9,446,000	8,208,574
Trust Fibra Uno 4.87% 1/15/30	6,000,000	5,152,500
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
VICI Properties LP 4.95% 2/15/30	11,785,000	$ 11,218,346
		101,120,635
Retail–0.10%
InRetail Consumer 3.25% 3/22/28	4,820,000	4,144,641
Lowe's Cos., Inc. 4.05% 5/3/47	2,250,000	1,759,783
		5,904,424
Semiconductors–0.94%
Broadcom, Inc.
3.14% 11/15/35	3,000	2,206
3.42% 4/15/33	2,000	1,604
3.47% 4/15/34	18,997,000	15,154,525
Entegris Escrow Corp. 4.75% 4/15/29	5,905,000	5,384,990
NXP BV/NXP Funding LLC 4.88% 3/1/24	17,490,000	17,356,119
NXP BV/NXP Funding LLC/NXP USA, Inc.
3.13% 2/15/42	4,515,000	3,060,232
3.25% 5/11/41	8,930,000	6,230,831
5.55% 12/1/28	2,145,000	2,142,126
SK Hynix, Inc.
1.50% 1/19/26	3,637,000	3,151,849
2.38% 1/19/31	7,615,000	5,583,050
		58,067,532
Software–0.57%
Autodesk, Inc. 2.40% 12/15/31	11,900,000	9,506,001
Broadridge Financial Solutions, Inc. 2.60% 5/1/31	13,468,000	10,965,327
Oracle Corp.
5.80% 11/10/25	1,415,000	1,446,675
6.15% 11/9/29	3,000,000	3,113,898
Workday, Inc.
3.50% 4/1/27	960,000	897,186
3.70% 4/1/29	1,465,000	1,344,062
3.80% 4/1/32	9,190,000	8,112,352
		35,385,501
Telecommunications–1.94%
AT&T, Inc.
3.50% 6/1/41	13,124,000	9,787,015
3.50% 9/15/53	28,885,000	19,495,532
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.74% 3/20/25	2,643,750	2,612,582
Telefonica Moviles Chile SA 3.54% 11/18/31	10,000,000	8,191,900

LVIP Delaware Bond Fund–11

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
T-Mobile USA, Inc.
3.00% 2/15/41	30,100,000	$ 21,239,282
3.75% 4/15/27	13,240,000	12,470,646
Verizon Communications, Inc.
2.36% 3/15/32	8,315,000	6,591,318
2.88% 11/20/50	5,390,000	3,379,310
3.40% 3/22/41	9,870,000	7,421,277
4.50% 8/10/33	30,790,000	28,809,780
		119,998,642
Transportation–0.08%
Burlington Northern Santa Fe LLC 2.88% 6/15/52	7,791,000	5,194,042
		5,194,042
Trucking & Leasing–0.06%
DAE Funding LLC 1.55% 8/1/24	4,100,000	3,810,169
		3,810,169
Water–0.20%
American Water Capital Corp. 4.45% 6/1/32	12,995,000	12,432,416
		12,432,416
Total Corporate Bonds (Cost $2,348,273,529)		2,022,222,197
LOAN AGREEMENT–0.19%
•Applied Systems, Inc. 11.33% (SOFR CME03M + 6.75%) 9/17/27	11,828,013	11,694,948
Total Loan Agreement (Cost $11,828,013)		11,694,948
MUNICIPAL BONDS–0.25%
Curators of the University of Missouri 5.79% 11/1/41	4,070,000	4,367,637
Los Angeles Department of Water & Power System Revenue Series A 6.57% 7/1/45	6,965,000	8,198,846
Metropolitan Transportation Authority Series E 6.81% 11/15/40	1,725,000	1,802,445
South Carolina Public Service Authority Series D 4.77% 12/1/45	1,368,000	1,132,087
Total Municipal Bonds (Cost $14,289,498)		15,501,015
NON-AGENCY ASSET-BACKED SECURITIES–3.36%
American Tower Trust Series 13 2A 3.07% 3/15/48	5,831,000	5,796,601
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Apex Credit CLO Ltd. Series 2018-1A A2 5.39% (LIBOR03M + 1.03%) 4/25/31	7,000,000	$ 6,852,188
Avis Budget Rental Car Funding AESOP LLC Series 2019-2A A 3.35% 9/22/25	5,870,000	5,671,467
•Bavarian Sky U.K. 5 PLC Series 2014-1A A1A2 5.44% (LIBOR03M + 1.20%) 10/20/34	4,000,000	3,864,908
•Black Diamond CLO Ltd. Series 2017-2A A2 5.54% (LIBOR03M + 1.30%) 1/20/32	2,892,964	2,853,912
•Catamaran CLO Ltd. Series 2014-1A A1BR 5.71% (LIBOR03M + 1.39%) 4/22/30	11,150,000	10,515,130
φCiticorp Residential Mortgage Trust Series 2006-3 A5 4.71% 11/25/36	1,228,530	1,171,613
DataBank Issuer Series 2021-1A A2 2.06% 2/27/51	8,500,000	7,362,272
Diamond Infrastructure Funding LLC Series 2021-1A A 1.76% 4/15/49	26,305,000	21,546,078
Domino's Pizza Master Issuer LLC Series 2021-1A A2I 2.66% 4/25/51	43,340,000	36,045,098
Ford Credit Auto Owner Trust Series 2021-A B 0.70% 10/15/26	1,420,000	1,291,637
Ford Credit Floorplan Master Owner Trust Series 2020-2 A 1.06% 9/15/27	5,372,000	4,827,673
GM Financial Automobile Leasing Trust Series 2021-1 B 0.54% 2/20/25	2,230,000	2,170,579
Hardee's Funding LLC Series 2018-1A A2II 4.96% 6/20/48	2,633,125	2,472,881
JPMorgan Chase Bank NA Series 2021-3 B 0.76% 2/26/29	3,462,010	3,263,030
•KKR CLO 41 Ltd. Series 2022-41A A1 5.19% (TSFR03M + 1.33%) 4/15/35	5,600,000	5,393,758
•Marathon CLO XIII Ltd. Series 2019-1A AANR 5.40% (LIBOR03M + 1.32%) 4/15/32	3,250,000	3,185,943
•Midocean Credit CLO IX Series 2018-9A A1 5.39% (LIBOR03M + 1.15%) 7/20/31	7,000,000	6,852,083

LVIP Delaware Bond Fund–12

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•MKS CLO Ltd. Series 2017-2A A 5.43% (LIBOR03M + 1.19%) 1/20/31	6,300,000	$ 6,206,495
•Oaktree CLO Ltd. Series 2019-2A A1AR 5.20% (LIBOR03M + 1.12%) 4/15/31	5,582,715	5,478,826
•Octagon Investment Partners 51 Ltd. Series 2021-1A A 5.39% (LIBOR03M + 1.15%) 7/20/34	11,000,000	10,706,883
PFS Financing Corp. Series 2021-A A 0.71% 4/15/26	9,200,000	8,656,554
•Regatta XIX Funding Ltd. Series 2022-1A A1 5.28% (TSFR03M + 1.32%) 4/20/35	3,000,000	2,896,323
•Signal Peak CLO 5 Ltd. Series 2018-5A A 5.47% (LIBOR03M + 1.11%) 4/25/31	4,000,000	3,950,228
•Steele Creek CLO Ltd. Series 2017-1A A 5.33% (LIBOR03M + 1.25%) 10/15/30	5,500,000	5,412,446
•TICP CLO IX Ltd. Series 2017-9A A 5.38% (LIBOR03M + 1.14%) 1/20/31	9,600,000	9,484,032
•Venture 34 CLO Ltd. Series 2018-34A A 5.31% (LIBOR03M + 1.23%) 10/15/31	7,500,000	7,307,107
•Venture 42 CLO Ltd. Series 2021-42A A1A 5.21% (LIBOR03M + 1.13%) 4/15/34	15,000,000	14,500,320
•Zais CLO 17 Ltd. Series 2021-17A A1A 5.57% (LIBOR03M + 1.33%) 10/20/33	2,000,000	1,955,182
Total Non-Agency Asset-Backed Securities (Cost $226,187,556)		207,691,247
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–2.48%
•Agate Bay Mortgage Trust
Series 2015-1 B1 3.67% 1/25/45	1,051,767	965,159
Series 2015-1 B2 3.67% 1/25/45	594,314	545,375
•GS Mortgage-Backed Securities Trust
Series 2021-PJ7 A2 2.50% 1/25/52	11,293,799	9,087,097
Series 2021-PJ8 A2 2.50% 1/25/52	16,098,351	12,952,884
Series 2021-PJ9 A2 2.50% 2/26/52	17,860,763	14,370,938
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•JP Morgan Mortgage Trust
Series 2014-2 B1 3.41% 6/25/29	588,553	$ 502,946
Series 2014-2 B2 3.41% 6/25/29	219,277	187,383
Series 2015-4 B1 3.55% 6/25/45	1,710,102	1,487,509
Series 2015-4 B2 3.55% 6/25/45	1,224,692	1,065,282
Series 2016-4 B1 3.81% 10/25/46	1,153,637	1,019,809
Series 2016-4 B2 3.81% 10/25/46	2,110,744	1,865,888
Series 2017-1 B3 3.45% 1/25/47	4,182,029	3,530,227
Series 2017-2 A3 3.50% 5/25/47	348,441	301,258
Series 2020-2 A3 3.50% 7/25/50	513,578	444,445
Series 2020-7 A3 3.00% 1/25/51	2,163,846	1,805,404
Series 2021-1 A3 2.50% 6/25/51	3,661,850	2,950,936
Series 2021-10 A3 2.50% 12/25/51	7,550,702	6,084,804
Series 2021-11 A3 2.50% 1/25/52	12,995,397	10,472,463
Series 2021-12 A3 2.50% 2/25/52	16,950,876	13,660,023
Series 2021-13 A3 2.50% 4/25/52	17,190,025	13,852,743
•JP Morgan Trust
Series 2015-1 B2 4.69% 12/25/44	2,146,811	2,083,339
Series 2015-5 B2 4.86% 5/25/45	1,736,959	1,703,370
Series 2015-6 B1 3.53% 10/25/45	1,308,258	1,154,717
Series 2015-6 B2 3.53% 10/25/45	1,108,462	973,557
Series 2015-6 B3 3.53% 10/25/45	1,995,197	1,676,699
•Morgan Stanley Residential Mortgage Loan Trust
Series 2020-1 A2A 2.50% 12/25/50	5,199,976	4,143,385
Series 2021-1 A2 2.50% 3/25/51	3,542,221	2,843,463
Series 2021-4 A3 2.50% 7/25/51	3,692,643	2,964,211
Series 2021-5 A3 2.50% 8/25/51	11,658,707	9,358,845
•New Residential Mortgage Loan Trust Series 2018-RPL1 A1 3.50% 12/25/57	759,918	708,021

LVIP Delaware Bond Fund–13

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•RCKT Mortgage Trust
Series 2021-1 A1 2.50% 3/25/51	3,798,474	$ 3,049,166
Series 2021-4 A1 2.50% 9/25/51	17,228,694	13,830,065
Series 2021-6 A1 2.50% 12/25/51	7,663,940	6,152,109
•Sequoia Mortgage Trust
Series 2013-4 B2 3.44% 4/25/43	469,654	428,847
Series 2015-1 B2 3.91% 1/25/45	763,512	702,981
Series 2020-4 A2 2.50% 11/25/50	2,931,365	2,303,236
•Towd Point Mortgage Trust
Series 2017-1 A1 2.75% 10/25/56	179,806	175,379
Series 2017-2 A1 2.75% 4/25/57	93,291	90,946
Series 2018-1 A1 3.00% 1/25/58	856,970	818,572
•Wells Fargo Mortgage-Backed Securities Trust Series 2020-1 A1 3.00% 12/25/49	758,439	633,425
Total Non-Agency Collateralized Mortgage Obligations (Cost $189,405,413)		152,946,906
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–10.02%
BANK
•Series 2017-BNK5 B 3.90% 6/15/60	4,085,000	3,635,315
Series 2017-BNK7 A5 3.44% 9/15/60	17,405,000	16,068,700
Series 2019-BN20 A3 3.01% 9/15/62	6,159,000	5,400,052
Series 2019-BN21 A5 2.85% 10/17/52	12,550,000	10,881,649
Series 2020-BN25 A5 2.65% 1/15/63	40,000,000	34,131,348
•Series 2022-BNK40 B 3.39% 3/15/64	8,850,000	6,951,361
•Series 2022-BNK41 A4 3.79% 4/15/65	5,845,000	5,330,144
BBCMS Mortgage Trust Series 2020-C7 A5 2.04% 4/15/53	33,000,000	26,985,351
Benchmark Mortgage Trust
•Series 2018-B1 A5 3.67% 1/15/51	1,220,000	1,140,172
Series 2020-B17 A5 2.29% 3/15/53	21,500,000	17,957,398
Series 2020-B20 A5 2.03% 10/15/53	22,100,000	17,889,247
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Benchmark Mortgage Trust (continued)
Series 2020-B21 A5 1.98% 12/17/53	13,290,000	$ 10,659,768
Series 2020-B22 A5 1.97% 1/15/54	24,350,000	19,486,078
Series 2021-B24 A5 2.58% 3/15/54	6,634,000	5,536,632
Series 2021-B25 2.58% 4/15/54	14,130,000	11,789,207
•Series 2022-B32 B 3.20% 1/15/55	9,000,000	6,887,992
•Series 2022-B32 C 3.45% 1/15/55	11,000,000	8,145,954
•Series 2022-B33 B 3.62% 3/15/55	4,450,000	3,425,492
•Series 2022-B33 C 3.62% 3/15/55	4,450,000	3,160,403
•BMO Mortgage Trust Series 2022-C1 A5 3.37% 2/17/55	3,555,000	3,088,652
Cantor Commercial Real Estate Lending
Series 2019-CF1 A5 3.79% 5/15/52	16,282,000	14,548,516
Series 2019-CF2 A5 2.87% 11/15/52	5,950,000	5,070,732
Series 2019-CF3 A4 3.01% 1/15/53	13,150,000	11,309,301
CD Mortgage Trust
Series 2016-CD2 A3 3.25% 11/10/49	9,638,427	8,993,560
•Series 2017-CD6 B 3.91% 11/13/50	2,760,000	2,361,208
Series 2019-CD8 A4 2.91% 8/15/57	16,075,000	14,015,418
CFCRE Commercial Mortgage Trust Series 2016-C7 A3 3.84% 12/10/54	7,090,000	6,673,440
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.64% 10/10/47	4,991,000	4,808,459
Series 2015-GC27 A5 3.14% 2/10/48	7,120,000	6,728,243
Series 2016-P3 A4 3.33% 4/15/49	7,897,000	7,334,867
Series 2017-C4 A4 3.47% 10/12/50	18,940,000	17,306,461
Series 2019-C7 A4 3.10% 12/15/72	11,904,000	10,277,654
Series 2020-555 A 2.65% 12/10/41	6,700,000	5,595,472
COMM Mortgage Trust
Series 2013-CR6 AM 3.15% 3/10/46	6,875,000	6,679,783
Series 2014-CR19 A5 3.80% 8/10/47	3,947,000	3,810,766

LVIP Delaware Bond Fund–14

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust (continued)
Series 2014-CR20 AM 3.94% 11/10/47	11,135,000	$ 10,411,426
Series 2015-3BP A 3.18% 2/10/35	22,346,000	20,671,491
Series 2015-CR23 A4 3.50% 5/10/48	3,327,000	3,157,363
Series 2016-CR28 A4 3.76% 2/10/49	8,148,000	7,776,566
DB-JPM Mortgage Trust
Series 2016-C1 A4 3.28% 5/10/49	4,585,000	4,256,453
Series 2020-C9 A5 1.93% 8/15/53	11,250,000	9,150,155
Series 2020-C9 B 2.57% 8/15/53	3,250,000	2,386,461
Grace Trust Series 2020-GRCE A 2.35% 12/10/40	9,310,000	7,169,369
GS Mortgage Securities Trust
Series 2015-GC32 A4 3.76% 7/10/48	5,118,000	4,895,676
Series 2017-GS6 A3 3.43% 5/10/50	14,900,000	13,761,326
•Series 2018-GS9 B 4.32% 3/10/51	2,875,000	2,434,144
Series 2019-GC39 A4 3.57% 5/10/52	2,200,000	1,987,611
Series 2019-GC42 A4 3.00% 9/1/52	20,000,000	17,428,680
Series 2020-GC47 A5 2.38% 5/12/53	14,250,000	11,652,747
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2013-LC11 B 3.50% 4/15/46	8,529,000	7,239,419
Series 2015-JP1 A5 3.91% 1/15/49	8,627,000	8,206,823
Series 2016-JP2 A4 2.82% 8/15/49	10,654,000	9,745,798
JPM-BB Commercial Mortgage Securities Trust
Series 2015-C31 A3 3.80% 8/15/48	11,372,496	10,778,589
Series 2015-C33 A4 3.77% 12/15/48	18,043,000	17,173,744
JPM-DB Commercial Mortgage Securities Trust
Series 2016-C2 A4 3.14% 6/15/49	11,776,000	10,871,730
Series 2016-C4 A3 3.14% 12/15/49	7,150,000	6,551,729
Series 2017-C7 A5 3.41% 10/15/50	4,220,000	3,864,863
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C17 A5 3.74% 8/15/47	4,533,000	4,362,882
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust (continued)
Series 2015-C23 A4 3.72% 7/15/50	17,967,000	$ 17,040,625
Series 2015-C26 A5 3.53% 10/15/48	5,698,000	5,363,624
Series 2016-C29 A4 3.33% 5/15/49	4,910,000	4,567,589
Morgan Stanley Capital I Trust Series 2019-L3 A4 3.13% 11/15/52	6,400,000	5,580,001
•UBS-Barclays Commercial Mortgage Trust Series 2013-C5 B 3.65% 3/10/46	3,300,000	3,215,022
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18 A5 3.41% 12/15/47	5,756,058	5,454,572
Series 2015-NXS3 A4 3.62% 9/15/57	3,185,000	3,001,016
Series 2016-BNK1 A3 2.65% 8/15/49	7,895,000	7,129,942
Series 2019-C54 A4 3.15% 12/15/52	28,403,000	24,905,645
Series 2020-C58 A4 2.09% 7/15/53	3,275,000	2,628,686
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $733,637,349)		618,886,562
ΔSOVEREIGN BONDS–0.23%
Bermuda—0.06%
Bermuda Government International Bonds 2.38% 8/20/30	4,000,000	3,374,148
		3,374,148
Colombia—0.10%
Colombia Government International Bond 4.50% 3/15/29	7,105,000	6,139,074
		6,139,074
Kazakhstan—0.07%
Kazakhstan Government International Bonds 4.88% 10/14/44	4,957,000	4,418,372
		4,418,372
Total Sovereign Bonds (Cost $16,202,669)		13,931,594
SUPRANATIONAL BANKS–0.59%
Banque Ouest Africaine de Developpement
4.70% 10/22/31	7,075,000	6,010,920
5.00% 7/27/27	2,903,000	2,722,492

LVIP Delaware Bond Fund–15

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
SUPRANATIONAL BANKS (continued)
Central American Bank for Economic Integration 2.00% 5/6/25	30,000,000	$ 27,955,944
Total Supranational Banks (Cost $39,944,063)		36,689,356
U.S. TREASURY OBLIGATIONS–17.42%
U.S. Treasury Bonds
1.75% 8/15/41	13,170,000	9,012,704
2.00% 11/15/41	4,800,000	3,427,313
2.25% 8/15/46	110,575,000	78,253,409
2.25% 2/15/52	87,910,000	61,131,789
2.88% 5/15/52	27,470,000	22,010,338
3.00% 8/15/52	5,520,000	4,547,963
4.00% 11/15/42	5,020,000	4,914,894
4.00% 11/15/52	15,545,000	15,566,860
•U.S. Treasury Floating Rate Notes 4.54% 10/31/24 (USBMMY3M + 4.40%)	192,300,000	192,085,257
U.S. Treasury Notes
3.88% 11/30/27	9,245,000	9,194,441
3.88% 11/30/29	45,530,000	45,224,095
4.00% 12/15/25	17,235,000	17,124,588
4.00% 10/31/29	164,445,000	164,496,389
4.13% 10/31/27	205,620,000	206,375,012
4.13% 11/15/32	118,670,000	121,099,027
4.25% 12/31/24	150,000	149,490
4.25% 10/15/25	77,175,000	77,114,707
4.50% 11/30/24	4,300,000	4,300,168
^U.S. Treasury Strip Principal 0.00% 5/15/44	97,675,000	40,089,836
Total U.S. Treasury Obligations (Cost $1,157,200,067)		1,076,118,280

	Number of Shares
MONEY MARKET FUND–0.78%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	47,854,147	47,854,147
Total Money Market Fund (Cost $47,854,147)		47,854,147

	Principal Amount°
SHORT-TERM INVESTMENTS—7.61%
Discounted Commercial Paper–7.61%
≠Alianz Finance Corp.
4.34% 1/23/23	10,000,000	9,974,028
≠American Honda Finance Corp.
4.56% 1/5/23	10,000,000	9,995,022
4.56% 1/6/23	8,820,000	8,814,512
4.67% 1/18/23	6,950,000	6,934,969
	Principal Amount°	Value (U.S. $)
SHORT-TERM INVESTMENTS (continued)
Discounted Commercial Paper (continued)
≠American Honda Finance Corp. (continued)
4.73% 1/23/23	8,500,000	$ 8,476,002
≠Baltimore Gas and Electric Co.
4.73% 1/9/23	4,750,000	4,745,092
≠Bank of Montreal
3.19% 1/18/23	1,700,000	1,697,511
3.23% 1/5/23	4,800,000	4,798,320
4.08% 1/9/23	5,000,000	4,995,578
4.37% 4/4/23	6,000,000	5,927,958
5.29% 7/12/23	1,062,000	1,033,860
≠Bayerische Landesbank
3.36% 1/17/23	7,000,000	6,989,827
≠BofA Securities, Inc.
4.73% 4/17/23	8,500,000	8,379,436
≠BP Capital Markets PLC
5.00% 2/14/23	8,000,000	7,952,578
≠BPCE SA
5.45% 7/18/23	13,500,000	13,118,925
≠Comcast Corp.
4.72% 1/24/23	4,000,000	3,988,244
≠Credit Agricole Corporate and Investment Bank
5.38% 7/21/23	13,000,000	12,644,101
≠DTE Gas Co.
4.67% 1/4/23	3,000,000	2,998,850
4.72% 1/4/23	9,849,000	9,845,183
≠Duke Energy Corp.
4.49% 1/4/23	5,000,000	4,998,167
4.66% 1/17/23	10,000,000	9,979,689
≠DZ Bank AG
4.20% 1/9/23	3,125,000	3,122,139
≠Export Development Canada
4.18% 3/13/23	13,100,000	12,979,161
≠HSBC USA, Inc.
3.24% 1/17/23	8,500,000	8,488,100
3.88% 3/17/23	2,300,000	2,276,874
4.40% 3/17/23	11,750,000	11,631,855
≠Hyundai Capital America
4.61% 1/9/23	2,250,000	2,247,735
4.80% 2/6/23	10,000,000	9,953,000
≠JP Morgan Securities LLC
5.17% 5/8/23	5,000,000	4,915,129
≠Kreditanstalt fuer Wiederaufbau
4.17% 2/21/23	13,000,000	12,925,597
≠Lloyds Bank Corporate Markets PLC
5.65% 7/31/23	8,500,000	8,249,195
≠National Australia Bank Ltd.
4.02% 2/24/23	3,700,000	3,678,355
≠National Bank of Canada
5.28% 5/30/23	13,000,000	12,736,195
≠National Rural Utilities Cooperative Finance Corp.
4.72% 2/6/23	5,000,000	4,976,850
≠Natixis SA
3.65% 2/6/23	6,500,000	6,476,990
5.42% 9/1/23	13,500,000	13,025,374

LVIP Delaware Bond Fund–16

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
SHORT-TERM INVESTMENTS (continued)
Discounted Commercial Paper (continued)
≠NatWest Markets PLC
4.93% 2/2/23	20,000,000	$ 19,914,666
≠Royal Bank of Canada
4.67% 4/11/23	7,250,000	7,154,050
5.22% 7/5/23	3,500,000	3,410,970
5.27% 5/1/23	4,000,000	3,936,357
≠Societe Generale SA
5.33% 5/31/23	15,000,000	14,693,087
5.45% 7/17/23	13,500,000	13,129,860
5.63% 8/9/23	8,500,000	8,238,336
≠Stanley Black & Decker, Inc.
4.54% 1/25/23	14,500,000	14,456,983
4.54% 1/26/23	8,000,000	7,975,278
≠Svenska Handelsbanken AB
3.19% 1/18/23	12,492,000	12,473,713
3.63% 2/16/23	5,000,000	4,977,511
≠Toronto-Dominion Bank
5.38% 7/17/23	8,000,000	7,780,039
5.57% 8/23/23	9,000,000	8,703,112
≠Toyota Motor Credit Corp.
4.19% 3/2/23	9,000,000	8,930,916
	Principal Amount°	Value (U.S. $)
SHORT-TERM INVESTMENTS (continued)
Discounted Commercial Paper (continued)
≠Toyota Motor Credit Corp. (continued)
4.38% 4/3/23	2,750,000	$ 2,717,134
≠VW Credit, Inc.
4.65% 1/10/23	4,000,000	3,995,450
4.75% 1/5/23	20,000,000	19,989,666
4.83% 1/13/23	5,541,000	5,532,227
4.83% 2/2/23	3,635,000	3,619,749
≠Western Union Co.
4.62% 1/3/23	10,000,000	9,997,472
≠Westpac Banking Corp.
4.67% 4/11/23	8,500,000	8,391,962
≠Westpac Securities NZ Ltd.
3.39% 1/18/23	9,100,000	9,085,819
≠Wisconsin Gas LLC
4.67% 1/10/23	5,000,000	4,994,250
Total Short-Term Investments (Cost $470,031,777)		470,069,008

TOTAL INVESTMENTS–101.80% (Cost $7,002,153,775)	6,289,120,851

★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.80%)	(111,020,908)
NET ASSETS APPLICABLE TO 540,634,106 SHARES OUTSTANDING–100.00%	$ 6,178,099,943
NET ASSET VALUE PER SHARE–LVIP DELAWARE BOND FUND STANDARD CLASS ($2,334,651,611 / 204,257,009 Shares)	$11.430
NET ASSET VALUE PER SHARE–LVIP DELAWARE BOND FUND SERVICE CLASS ($3,843,448,332 / 336,377,097 Shares)	$11.426
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$ 7,379,354,587
Distributable earnings/(accumulated loss)	(1,201,254,644)
TOTAL NET ASSETS	$ 6,178,099,943

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2022. Rate will reset at a future date.
φ Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2022.
LVIP Delaware Bond Fund–17

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
Δ Securities have been classified by country of origin.
^ Zero coupon security. The rate shown is the yield at the time of purchase.
≠ The rate shown is the effective yield at the time of purchase.

★ Includes $12,783,000 cash collateral held at broker for futures contracts, $747,000 cash collateral held at brokers for TBAs, $168,186,513 payable for securities purchased, $1,682,771 payable for fund shares redeemed, $286,859 other accrued expenses payable, $2,957,955 due to manager and affiliates and $665,215 variation margin due to broker on futures contracts as of December 31, 2022.

The following futures contracts were outstanding at December 31, 2022:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
2,303	U.S. Treasury 10 yr Notes	$258,619,703	$259,344,425	3/22/23	$ —	$(724,722)
(211)	U.S. Treasury 10 yr Ultra Notes	(24,957,344)	(24,991,480)	3/22/23	34,136	—
1,963	U.S. Treasury 2 yr Notes	402,568,361	402,206,164	3/31/23	362,197	—
885	U.S. Treasury Long Bonds	110,929,219	110,910,450	3/22/23	18,769	—
826	U.S. Treasury Note	89,149,922	89,145,546	3/31/23	4,376	—
(323)	U.S. Treasury Ultra Bonds	(43,382,937)	(43,283,538)	3/22/23	—	(99,399)
Total Futures Contracts					$419,478	$(824,121)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022.

Summary of Abbreviations:
BMO–Bank of Montreal
CLO–Collateralized Loan Obligation
DB-JPM–Deutsche Bank JPMorgan
FREMF–Freddie Mac Multifamily
GNMA–Government National Mortgage Association
GS–Goldman Sachs
HSBC–Hong Kong and Shanghai Banking Corporation
JPM–JPMorgan
JPM-BB–JPMorgan Barclays Bank
JPM-DB–JPMorgan Deutsche Bank
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
PJSC–Public Joint Stock Company
REMIC–Real Estate Mortgage Investment Conduits
S.F.–Single Family
SOFR CME03M–3 Month Chicago Mercantile Exchange Secured Overnight Financing Rate
TSFR03M–3 Month Term Secured Overnight Financing Rate
USBMMY3M–U.S. Treasury 3 Month Bill Money Market Yield
SOFR30A–Secured Overnight Financing Rate 30 Days Average
STACR–Structured Agency Credit Risk
TBA–To be announced
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Bond Fund–18

LVIP Delaware Bond Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Interest	$ 209,713,676
Foreign taxes refunded	3,275
209,716,951
EXPENSES:
Management fees	20,545,475
Distribution fees-Service Class	14,556,805
Shareholder servicing fees	1,931,929
Accounting and administration expenses	1,253,713
Trustees’ fees and expenses	222,894
Professional fees	213,412
Reports and statements to shareholders	117,283
Custodian fees	75,163
Pricing fees	59,766
Consulting fees	6,951
Other	100,412
Total operating expenses	39,083,803
NET INVESTMENT INCOME	170,633,148
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(453,786,935)
Foreign currencies	(1,656,359)
Foreign currency exchange contracts	6,364,994
Futures contracts	13,298,525
Options written	222,665
Swap contracts	406,518
Net realized loss	(435,150,592)
Net change in unrealized appreciation (depreciation) of:
Investments	(786,793,029)
Foreign currencies	(44,630)
Foreign currency exchange contracts	329,893
Futures contracts	1,283,674
Net change in unrealized appreciation (depreciation)	(785,224,092)
NET REALIZED AND UNREALIZED LOSS	(1,220,374,684)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,049,741,536)
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Bond Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 170,633,148	$ 110,857,882
Net realized gain (loss)	(435,150,592)	2,041,588
Net change in unrealized appreciation (depreciation)	(785,224,092)	(262,623,850)
Net decrease in net assets resulting from operations	(1,049,741,536)	(149,724,380)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(74,090,559)	(95,189,238)
Service Class	(107,632,541)	(139,833,329)
Return of capital:
Standard Class	(4,213,769)	—
Service Class	(7,002,504)	—
	(192,939,373)	(235,022,567)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	277,152,377	541,509,031
Service Class	224,281,096	657,891,963
Reinvestment of dividends and distributions:
Standard Class	78,304,328	95,189,238
Service Class	114,635,045	139,833,329
	694,372,846	1,434,423,561
Cost of shares redeemed:
Standard Class	(484,976,175)	(374,817,487)
Service Class	(544,572,397)	(253,914,896)
	(1,029,548,572)	(628,732,383)
Increase (decrease) in net assets derived from capital share transactions	(335,175,726)	805,691,178
NET INCREASE (DECREASE) IN NET ASSETS	(1,577,856,635)	420,944,231
NET ASSETS:
Beginning of year	7,755,956,578	7,335,012,347
End of year	$ 6,178,099,943	$7,755,956,578
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Bond Fund–19

LVIP Delaware Bond Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Bond Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 13.691	$ 14.404	$ 13.701	$ 13.057	$ 13.607
Income (loss) from investment operations:
Net investment income[1]	0.343	0.236	0.303	0.390	0.402
Net realized and unrealized gain (loss)	(2.209)	(0.493)	1.047	0.809	(0.518)
Total from investment operations	(1.866)	(0.257)	1.350	1.199	(0.116)
Less dividends and distributions from:
Net investment income	(0.375)	(0.284)	(0.344)	(0.366)	(0.434)
Net realized gain	—	(0.172)	(0.303)	(0.126)	—
Return of capital	(0.020)	—	—	(0.063)	—
Total dividends and distributions	(0.395)	(0.456)	(0.647)	(0.555)	(0.434)
Net asset value, end of period	$ 11.430	$ 13.691	$ 14.404	$ 13.701	$ 13.057
Total return[2]	(13.70%)	(1.80%)	9.87%	9.21%	(0.83%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,334,652	$2,932,099	$2,816,560	$2,604,021	$2,393,635
Ratio of expenses to average net assets	0.37%	0.36%	0.37%	0.37%	0.38%
Ratio of net investment income to average net assets	2.78%	1.67%	2.09%	2.84%	3.00%
Portfolio turnover	156%	298%	163%	164%	153%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Bond Fund–20

LVIP Delaware Bond Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Bond Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 13.684	$ 14.398	$ 13.699	$ 13.056	$ 13.606
Income (loss) from investment operations:
Net investment income[1]	0.299	0.186	0.252	0.341	0.354
Net realized and unrealized gain (loss)	(2.206)	(0.492)	1.044	0.810	(0.517)
Total from investment operations	(1.907)	(0.306)	1.296	1.151	(0.163)
Less dividends and distributions from:
Net investment income	(0.331)	(0.236)	(0.294)	(0.326)	(0.387)
Net realized gain	—	(0.172)	(0.303)	(0.126)	—
Return of capital	(0.020)	—	—	(0.056)	—
Total dividends and distributions	(0.351)	(0.408)	(0.597)	(0.508)	(0.387)
Net asset value, end of period	$ 11.426	$ 13.684	$ 14.398	$ 13.699	$ 13.056
Total return[2]	(14.00%)	(2.14%)	9.48%	8.83%	(1.18%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,843,448	$4,823,857	$4,518,452	$4,076,030	$3,647,766
Ratio of expenses to average net assets	0.72%	0.71%	0.72%	0.72%	0.73%
Ratio of net investment income to average net assets	2.43%	1.32%	1.74%	2.49%	2.65%
Portfolio turnover	156%	298%	163%	164%	153%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Bond Fund–21

LVIP Delaware Bond Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Bond Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to maximize current income yield consistent with a prudent investment strategy.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
LVIP Delaware Bond Fund–22

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to the changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies”. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the Fund’s average daily net assets; 0.40% of the next $200 million; and 0.30% of the Fund’s average daily net assets in excess of $400 million.   The management fee is calculated daily and paid monthly.
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$475,842
Legal	86,399
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $60,413 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets
LVIP Delaware Bond Fund–23

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$1,644,937
Distribution fees payable to LFD	1,158,605
Shareholder servicing fees payable to Lincoln Life	154,413
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   For the year ended December 31, 2022, the Fund did not engage in any 17a-7 securities purchases or sales.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$1,490,260,697
Purchases of U.S. government securities	8,569,264,877
Sales other than U.S. government securities	1,612,718,686
Sales of U.S. government securities	8,878,888,822
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$7,004,342,419
Aggregate unrealized appreciation of investments and derivatives	$ 20,339,940
Aggregate unrealized depreciation of investments and derivatives	(735,561,508)
Net unrealized depreciation of investments and derivatives	$ (715,221,568)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Delaware Bond Fund–24

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Collateralized Mortgage Obligations	$ —	$ 140,747,396	$—	$ 140,747,396
Agency Commercial Mortgage-Backed Security	—	2,749,594	—	2,749,594
Agency Mortgage-Backed Securities	—	1,462,598,713	—	1,462,598,713
Convertible Bonds	—	9,419,888	—	9,419,888
Corporate Bonds	—	2,022,222,197	—	2,022,222,197
Loan Agreement	—	11,694,948	—	11,694,948
Municipal Bonds	—	15,501,015	—	15,501,015
Non-Agency Asset-Backed Securities	—	207,691,247	—	207,691,247
Non-Agency Collateralized Mortgage Obligations	—	152,946,906	—	152,946,906
Non-Agency Commercial Mortgage-Backed Securities	—	618,886,562	—	618,886,562
Sovereign Bonds	—	13,931,594	—	13,931,594
Supranational Banks	—	36,689,356	—	36,689,356
U.S. Treasury Obligations	—	1,076,118,280	—	1,076,118,280
Money Market Fund	47,854,147	—	—	47,854,147
Short-Term Investments	—	470,069,008	—	470,069,008
Total Investments	$47,854,147	$6,241,266,704	$—	$6,289,120,851
Derivatives:

Assets:
Futures Contracts	$ 419,478	$—	$—	$ 419,478
Liabilities:
Futures Contracts	$(824,121)	$—	$—	$(824,121)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts and straddle losses.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$181,723,100	$167,163,883
Long-term capital gains	—	67,858,684
Return of capital	11,216,273	—
Total	$192,939,373	$235,022,567
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$ (482,597,756)
Other temporary differences	(3,435,320)
Net unrealized depreciation	(715,221,568)
Distributable earnings/(accumulated loss)	$(1,201,254,644)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
LVIP Delaware Bond Fund–25

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2022, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$190,209,588	$292,388,168	$482,597,756
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	22,379,207	38,304,082
Service Class	18,222,356	46,633,777
Shares reinvested:
Standard Class	6,677,717	6,861,796
Service Class	9,778,708	10,079,876
	57,057,988	101,879,531
Shares redeemed:
Standard Class	(38,964,958)	(26,543,810)
Service Class	(44,147,009)	(18,014,453)
	(83,111,967)	(44,558,263)
Net increase (decrease)	(26,053,979)	57,321,268
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts– The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
LVIP Delaware Bond Fund–26

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
During the year ended December 31, 2022, the Fund entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.   At December 31, 2022, the Fund posted $12,783,000 cash collateral for futures contracts.
During the year ended December 31, 2022, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Options Contracts–During the year ended December 31, 2022, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund's overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; as a cash management tool; and to generate income. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.
During the year ended December 31, 2022, the Fund used options contracts to purchase the underlying security for the Fund at a price lower than the current market value of the security by selling put options.
Swap Contracts–The Fund enters into CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.
Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.
During the year ended December 31, 2022, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to central counterparties for centrally cleared CDS basket trades, as determined by an applicable central counterparty.   No CDS contracts were outstanding at December 31, 2022.
LVIP Delaware Bond Fund–27

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and for centrally cleared swaps, by trading these instruments through a central counterparty.
During the year ended December 31, 2022, the Fund used CDS contracts to gain exposure to certain securities or markets.
Fair values of derivative instruments as of December 31, 2022 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Interest rate contracts)	Liabilities net of receivables and other assets	$419,478	Liabilities net of receivables and other assets	$(824,121)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ 6,364,994	$ 329,893
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	13,298,525	1,283,674
Options written (Interest rate contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	222,665	—
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	406,518	—
Total		$20,292,702	$1,613,567
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$20,738,490	$60,244,112
Futures contracts (average notional value)	545,182,600	261,546,750
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
LVIP Delaware Bond Fund–28

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
At December 31, 2022, the Fund had no assets and liabilities subject to offsetting provisions.
9. Risk Factors
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU was effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the Financial Conduct Authority (FCA), regulator of financial services firms and financial markets in the United Kingdom, announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023. In December 2022, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2022-06, Reference Rate Reform (Topic 848)-Deferral of the Sunset Date of Topic 848. The amendments in this update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management is currently evaluating the impact, if any, of applying this ASU.
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
LVIP Delaware Bond Fund–29

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware Bond Fund–30

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware Bond Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP Delaware Bond Fund–31

LVIP Delaware Bond Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.  The Board concluded that the services provided by LIAC were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022.  The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction.  The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Delaware Bond Fund–32

LVIP Delaware Bond Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits.  The Board reviewed materials provided by LIAC as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LIAC and Delaware Investments Fund Advisers (“DIFA”) on behalf of the LVIP Delaware Bond Fund, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement.  The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA.  The Board considered that DIFA uses affiliated investment advisers as sub-subadvisers in connection with the subadvisory services provided to the Fund. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance.  The Board reviewed the LVIP Delaware Bond Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Intermediate Core Bond funds category and the Bloomberg US Aggregate Bond Total Return USD Index.  The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-year period, below the return of the Morningstar peer group median and above the benchmark for the three-year period and above the return of the Morningstar peer group median and the benchmark index for the five- and ten-year periods.  The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale.  The Board reviewed the subadvisory fee schedule, which includes breakpoints, and the management fees of funds with similar investment strategies for which DIFA serves as the investment adviser.  The Board considered that LIAC compensates DIFA from its fees and that the subadvisory fee schedule was negotiated between LIAC and DIFA.  The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Fund.  The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Fund may add to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Delaware Bond Fund–33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP Delaware Bond Fund–34

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP Delaware Bond Fund–35

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP Delaware Bond Fund–36

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP Delaware Bond Fund–37

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware Bond Fund–38

LVIP Delaware Diversified Floating Rate Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.
In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Delaware Diversified Floating Rate Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Diversified Floating Rate Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned 0.10% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the ICE Bank of America USD 3-Month Deposit Offered Rate Constant Maturity Index1, returned 1.21%.
Volatility was the major theme in markets this past year as the Federal Reserve’s rate hikes and the war in Ukraine drove interest rates higher and risk premiums wider across markets. Spread markets experienced negative excess returns across all major asset classes in the Fund including corporates, emerging markets, and securitized bonds. The move higher in rates resulted in negative total returns for fixed rate bonds including U.S. Treasurys.
The Fund underperformed the benchmark on a net basis in 2022. Total returns were negative for fixed rate bonds across all major asset classes on an unhedged basis. Higher interest rates, coupled with wider credit spreads, resulted in corporate bonds being the worst performing asset class. Sectors which underperformed the benchmark were commercial mortgage-backed securities, investment grade credit, and high yield credit. Sectors which outperformed the benchmark were asset-backed securities, bank loans, and collateralized loan obligations (CLO’s).
The Fund utilized interest rate swaps and Treasury futures throughout the year as risk management tools. Interest rate swaps were utilized to convert fixed rate exposure to floating rate exposure, as well as managing the overall duration of the Fund. Treasury futures provided an efficient alternative to manage duration. CDX swaps may be used to hedge the Fund’s credit risk, but the Fund did not have any exposure during the year.
A detailed transition plan to review all benchmarks, instruments and agreements that reference LIBOR and ensure that transition takes place on a timely basis has been executed. We took a coordinated approach, in line with industry standards and protocols, to make updates as required, which included operational and systems changes.
The Fund had significant exposure, as is typical, to corporate bonds throughout the year. We did, however, allocate additional capital to the asset class as risk premiums moved higher, in part, driven by the war in Ukraine and the Fed raising short rates. This allocation was later sold as corporate bonds rallied into year-end. Throughout the year, the Fund increased less volatile asset classes such as asset-backed securities, non-corporate securities, and floating rate Treasuries.
Portfolio Managers:
Delaware Investments Fund Advisers:	J. David Hillmeyer
Brian M. Scotto
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Diversified Floating Rate Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,275 for the Standard Class shares and to $10,995 for the Service Class shares. For comparison, look at how the ICE Bank of America USD 3-Month Deposit Offered Rate Constant Maturity Index did over the same period. The same $10,000 investment would have increased to $11,007. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	+ 0.10%
Five Years	+ 1.33%
Ten Years	+ 1.21%
Service Class Shares
One Year	- 0.16%
Five Years	+ 1.08%
Ten Years	+ 0.95%
1. The Intercontinental Exchange (ICE) Bank of America USD 3-Month Deposit Offered Rate Constant Maturity Index tracks the performance of a synthetic asset paying London interbank offered rate (LIBOR) to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.
Advisory services provided by Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”), (formerly, Delaware Management Business Trust). MIMBT is a federally registered investment adviser. Delaware Investments, a member of Macquarie Group, refers to Macquarie

LVIP Delaware Diversified Floating Rate Fund–1

LVIP Delaware Diversified Floating Rate Fund
2022 Annual Report Commentary (unaudited) (continued)
Management Holdings, Inc. (formerly, Delaware Management Holdings, Inc.) and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (MBL), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Common wealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by US laws and regulations.
All third-party trademarks are the property of their respective owners.
© 2021 Macquarie Management Holdings, Inc.
LVIP Delaware Diversified Floating Rate Fund–2

LVIP Delaware Diversified Floating Rate Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,020.30	0.63%	$3.21
Service Class Shares	1,000.00	1,019.00	0.88%	4.48
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.00	0.63%	$3.21
Service Class Shares	1,000.00	1,020.70	0.88%	4.48

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Diversified Floating Rate Fund–3

LVIP Delaware Diversified Floating Rate Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	0.61%
Agency Mortgage-Backed Securities	3.38%
Agency Obligations	2.56%
Corporate Bonds	36.36%
Aerospace & Defense	0.08%
Airlines	0.10%
Auto Manufacturers	1.18%
Banks	10.64%
Beverages	0.10%
Biotechnology	0.04%
Chemicals	1.00%
Commercial Services	0.89%
Computers	0.31%
Diversified Financial Services	1.96%
Electric	3.46%
Electronics	0.04%
Entertainment	0.28%
Food	0.25%
Forest Products & Paper	0.14%
Gas	0.12%
Health Care Products	0.12%
Health Care Services	0.13%
Insurance	1.28%
Internet	0.04%
Iron & Steel	0.11%
Machinery Diversified	0.07%
Media	1.71%
Mining	0.05%
Miscellaneous Manufacturing	0.93%
Office Business Equipment	0.13%
Oil & Gas	0.51%
Pharmaceuticals	2.94%
Pipelines	2.29%
Real Estate Investment Trusts	0.76%
Semiconductors	1.05%
Software	0.29%
Telecommunications	2.91%
Transportation	0.45%
Loan Agreements	5.81%
Non-Agency Asset-Backed Securities	14.06%
Non-Agency Commercial Mortgage-Backed Securities	9.10%
Sovereign Bonds	5.38%
Supranational Banks	8.81%
Security Type/Sector	Percentage of Net Assets
U.S. Treasury Obligation	11.03%
Money Market Fund	2.97%
Total Investments	100.07%
Liabilities Net of Receivables and Other Assets	(0.07%)
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)*
U.S. Government	18.10%
AAA	36.19%
AA	6.24%
A	16.20%
BBB	18.12%
BB	3.36%
B	1.50%
Non-Rated	0.29%
Total	100.00%

*	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. Credit quality ratings are subject to change.

LVIP Delaware Diversified Floating Rate Fund–4

LVIP Delaware Diversified Floating Rate Fund
Schedule of Investments
December 31, 2022
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.61%
•Freddie Mac STACR REMIC Trust
Series 2021-HQA1 M1 4.63% (SOFR30A + 0.70%) 8/25/33	561,601	$ 559,291
Series 2021-HQA2 M1 4.63% (SOFR30A + 0.70%) 12/25/33	4,220,278	4,192,874
•Freddie Mac Structured Agency Credit Risk Debt Notes Series 2017-HQA2 M2AS 5.44% (LIBOR01M + 1.05%) 12/25/29	124,959	123,436
Total Agency Collateralized Mortgage Obligations (Cost $4,906,501)		4,875,601
AGENCY MORTGAGE-BACKED SECURITIES–3.38%
Fannie Mae S.F. 30 yr
4.50% 10/1/52	5,905,241	5,684,122
5.50% 11/1/52	5,113,624	5,127,350
Freddie Mac S.F. 30 yr
5.00% 9/1/52	9,657,337	9,527,544
5.50% 11/1/52	2,726,512	2,734,616
GNMA II S.F. 30 yr 5.00% 9/20/52	3,973,160	3,937,953
Total Agency Mortgage-Backed Securities (Cost $27,181,348)		27,011,585
AGENCY OBLIGATIONS–2.56%
Federal Farm Credit Banks Funding Corp. 0.21% 12/21/23	5,000,000	4,770,884
Federal Home Loan Mortgage Corp.
0.63% 9/8/25	8,165,000	7,369,939
4.00% 2/28/25	4,220,000	4,163,620
4.20% 8/28/25	4,220,000	4,168,273
Total Agency Obligations (Cost $21,603,733)		20,472,716
CORPORATE BONDS–36.36%
Aerospace & Defense–0.08%
Lockheed Martin Corp. 3.90% 6/15/32	675,000	636,049
		636,049
Airlines–0.10%
♦United Airlines Pass-Through Trust
3.75% 9/3/26	538,022	495,058
4.00% 10/11/27	291,376	270,709
		765,767
Auto Manufacturers–1.18%
Daimler Trucks Finance North America LLC 1.63% 12/13/24	3,640,000	3,378,061
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Auto Manufacturers (continued)
Ford Motor Credit Co. LLC
2.30% 2/10/25	200,000	$ 182,576
2.90% 2/16/28	450,000	371,664
2.90% 2/10/29	280,000	223,653
General Motors Financial Co., Inc. 4.15% 6/19/23	5,310,000	5,281,569
		9,437,523
Banks–10.64%
μBank of America Corp.
1.84% 2/4/25	4,560,000	4,371,993
2.48% 9/21/36	2,085,000	1,531,975
6.20% 11/10/28	935,000	965,361
•Bank of New York Mellon Corp.
5.80% 10/25/28	150,000	155,107
5.83% 10/25/33	535,000	554,578
μBarclays PLC 7.33% 11/2/26	845,000	875,247
μCitigroup, Inc. 5.61% 9/29/26	445,000	446,903
Citizens Bank NA
μ4.12% 5/23/25	3,885,000	3,801,543
•6.06% 10/24/25	1,410,000	1,425,874
μCitizens Financial Group, Inc. 4.30% 2/11/31	750,000	682,742
μCredit Suisse Group AG
2.59% 9/11/25	840,000	742,611
6.44% 8/11/28	1,705,000	1,552,737
Fifth Third Bancorp
3.65% 1/25/24	2,860,000	2,816,751
μ4.34% 4/25/33	315,000	287,802
Goldman Sachs Group, Inc.
μ1.54% 9/10/27	1,151,000	992,884
μ3.10% 2/24/33	190,000	154,276
•5.09% (SOFR + 0.81%) 3/9/27	2,705,000	2,595,319
•5.78% (LIBOR03M + 1.17%) 5/15/26	4,925,000	4,890,329
Huntington National Bank
μ4.01% 5/16/25	2,230,000	2,181,478
μ4.55% 5/17/28	790,000	762,246
5.65% 1/10/30	555,000	559,237
JPMorgan Chase & Co.
μ2.55% 11/8/32	1,165,000	920,852
μ4.08% 4/26/26	1,040,000	1,009,759
μ4.85% 7/25/28	1,180,000	1,150,244
•4.90% (SOFR + 0.58%) 3/16/24	2,640,000	2,632,111
•5.21% (LIBOR03M + 0.89%) 7/23/24	10,680,000	10,693,450
KeyBank NA
4.15% 8/8/25	2,130,000	2,080,974
5.85% 11/15/27	345,000	356,102
μKeyCorp 3.88% 5/23/25	1,885,000	1,844,404
LVIP Delaware Diversified Floating Rate Fund–5

LVIP Delaware Diversified Floating Rate Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
•Kreditanstalt fuer Wiederaufbau 5.10% (SOFRINDX + 1.00%) 2/12/24	7,000,000	$ 7,069,222
Morgan Stanley
μ1.93% 4/28/32	115,000	86,771
μ2.48% 9/16/36	250,000	181,283
•6.14% 10/16/26	4,755,000	4,856,449
μ6.30% 10/18/28	1,855,000	1,914,925
National Securities Clearing Corp. 1.20% 4/23/23	800,000	791,705
PNC Bank NA 3.88% 4/10/25	970,000	943,378
μPNC Financial Services Group, Inc. 5.67% 10/28/25	835,000	843,881
State Street Corp.
μ1.68% 11/18/27	1,110,000	983,199
μ2.20% 2/7/28	685,000	615,292
•5.75% 11/4/26	185,000	189,370
•5.82% 11/4/28	130,000	134,248
SVB Financial Group
1.80% 10/28/26	277,000	242,375
μ4.57% 4/29/33	928,000	821,085
Toronto-Dominion Bank 4.11% 6/8/27	915,000	884,485
μTruist Bank 2.64% 9/17/29	653,000	610,677
Truist Financial Corp.
μ1.89% 6/7/29	810,000	677,996
•6.12% 10/28/33	500,000	526,051
U.S. Bancorp
3.38% 2/5/24	1,895,000	1,861,146
•5.73% 10/21/26	585,000	595,828
U.S. Bank NA 3.40% 7/24/23	2,545,000	2,521,763
μWells Fargo & Co.
3.91% 4/25/26	2,360,000	2,293,701
4.81% 7/25/28	2,500,000	2,441,741
		85,121,460
Beverages–0.10%
Diageo Capital PLC 1.38% 9/29/25	875,000	802,290
		802,290
Biotechnology–0.04%
Royalty Pharma PLC 1.75% 9/2/27	400,000	338,557
		338,557
Chemicals–1.00%
Air Products & Chemicals, Inc.
1.50% 10/15/25	150,000	138,059
1.85% 5/15/27	195,000	173,256
2.05% 5/15/30	315,000	263,678
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Chemicals (continued)
Celanese U.S. Holdings LLC
6.05% 3/15/25	1,385,000	$ 1,379,611
6.17% 7/15/27	345,000	340,283
•DuPont de Nemours, Inc. 5.72% (LIBOR03M + 1.11%) 11/15/23	4,615,000	4,634,629
Methanex Corp. 5.25% 12/15/29	525,000	465,809
Nutrien Ltd. 2.95% 5/13/30	695,000	595,419
		7,990,744
Commercial Services–0.89%
Ashtead Capital, Inc.
1.50% 8/12/26	375,000	320,022
2.45% 8/12/31	335,000	258,601
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.25% 4/15/24	2,750,000	2,701,352
Sodexo, Inc. 1.63% 4/16/26	1,140,000	1,004,923
Triton Container International Ltd. 1.15% 6/7/24	3,070,000	2,839,189
		7,124,087
Computers–0.31%
International Business Machines Corp. 3.00% 5/15/24	2,515,000	2,445,908
		2,445,908
Diversified Financial Services–1.96%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1.65% 10/29/24	5,800,000	5,349,922
2.45% 10/29/26	630,000	550,898
3.65% 7/21/27	1,530,000	1,383,105
4.63% 10/15/27	440,000	408,656
6.50% 7/15/25	365,000	369,846
Air Lease Corp.
2.88% 1/15/26	3,580,000	3,312,415
2.88% 1/15/32	715,000	568,018
3.38% 7/1/25	400,000	378,328
μ4.13% 12/15/26	400,000	274,000
5.85% 12/15/27	465,000	464,471
Aviation Capital Group LLC
1.95% 1/30/26	695,000	605,052
3.50% 11/1/27	1,945,000	1,698,836
Jefferies Financial Group, Inc. 2.63% 10/15/31	405,000	308,950
		15,672,497
Electric–3.46%
Avangrid, Inc. 3.20% 4/15/25	765,000	731,059

LVIP Delaware Diversified Floating Rate Fund–6

LVIP Delaware Diversified Floating Rate Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Berkshire Hathaway Energy Co. 3.75% 11/15/23	4,730,000	$ 4,678,793
Duke Energy Carolinas LLC 3.95% 11/15/28	2,105,000	2,019,708
μDuke Energy Corp. 4.88% 9/16/24	1,015,000	926,187
Enel Finance International NV
1.88% 7/12/28	380,000	301,835
2.25% 7/12/31	210,000	152,797
4.25% 6/15/25	765,000	740,691
Eversource Energy 2.90% 3/1/27	550,000	506,384
Fells Point Funding Trust 3.05% 1/31/27	485,000	441,394
Indianapolis Power & Light Co. 5.65% 12/1/32	725,000	743,549
NRG Energy, Inc. 3.75% 6/15/24	1,690,000	1,627,700
Pacific Gas & Electric Co.
2.10% 8/1/27	2,455,000	2,096,647
3.25% 6/1/31	250,000	203,213
Sempra Energy
3.30% 4/1/25	2,845,000	2,728,212
μ4.88% 10/15/25	340,000	314,391
Southern California Edison Co. 1.10% 4/1/24	5,980,000	5,679,585
Vistra Operations Co. LLC
3.55% 7/15/24	1,700,000	1,630,403
5.13% 5/13/25	2,205,000	2,155,873
		27,678,421
Electronics–0.04%
Amphenol Corp. 2.05% 3/1/25	375,000	352,499
		352,499
Entertainment–0.28%
Warnermedia Holdings, Inc.
3.64% 3/15/25	2,155,000	2,049,324
4.05% 3/15/29	200,000	173,024
		2,222,348
Food–0.25%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 3.00% 2/2/29	837,000	692,738
Mondelez International, Inc. 2.13% 3/17/24	1,375,000	1,325,977
		2,018,715
Forest Products & Paper–0.14%
Georgia-Pacific LLC 8.00% 1/15/24	1,125,000	1,158,674
		1,158,674
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Gas–0.12%
NiSource, Inc. 0.95% 8/15/25	450,000	$ 405,673
SouthernGas Capital Corp. 5.15% 9/15/32	570,000	559,413
		965,086
Health Care Products–0.12%
GE HealthCare Technologies, Inc.
5.60% 11/15/25	485,000	487,988
5.65% 11/15/27	485,000	490,675
		978,663
Health Care Services–0.13%
Humana, Inc.
5.75% 3/1/28	773,000	789,259
5.88% 3/1/33	205,000	211,622
		1,000,881
Insurance–1.28%
•Athene Global Funding 4.90% (SOFRINDX + 0.70%) 5/24/24	5,580,000	5,482,713
Brighthouse Financial, Inc. 5.63% 5/15/30	525,000	499,315
Met Tower Global Funding 3.70% 6/13/25	4,375,000	4,242,048
		10,224,076
Internet–0.04%
Amazon.com, Inc. 1.20% 6/3/27	375,000	324,746
		324,746
Iron & Steel–0.11%
Nucor Corp. 3.95% 5/23/25	890,000	870,751
		870,751
Machinery Diversified–0.07%
Otis Worldwide Corp.
2.06% 4/5/25	570,000	533,305
2.57% 2/15/30	75,000	63,015
		596,320
Media–1.71%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.50% 2/1/24	5,600,000	5,533,870
•Comcast Corp. 4.71% (LIBOR03M + 0.63%) 4/15/24	4,910,000	4,923,623
Time Warner Cable Enterprises LLC 8.38% 3/15/23	3,190,000	3,209,922
		13,667,415

LVIP Delaware Diversified Floating Rate Fund–7

LVIP Delaware Diversified Floating Rate Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Mining–0.05%
Newmont Corp.
2.25% 10/1/30	215,000	$ 172,804
2.60% 7/15/32	320,000	254,756
		427,560
Miscellaneous Manufacturing–0.93%
Teledyne Technologies, Inc.
0.95% 4/1/24	6,765,000	6,390,856
2.25% 4/1/28	1,190,000	1,024,623
		7,415,479
Office Business Equipment–0.13%
CDW LLC/CDW Finance Corp.
2.67% 12/1/26	260,000	230,833
3.28% 12/1/28	965,000	826,194
		1,057,027
Oil & Gas–0.51%
BP Capital Markets America, Inc. 2.72% 1/12/32	825,000	687,604
ConocoPhillips Co. 2.40% 3/7/25	2,585,000	2,456,868
Exxon Mobil Corp.
2.02% 8/16/24	720,000	688,735
2.28% 8/16/26	310,000	286,825
		4,120,032
Pharmaceuticals–2.94%
AstraZeneca PLC 3.50% 8/17/23	6,710,000	6,652,850
Becton Dickinson & Co. 3.36% 6/6/24	2,270,000	2,218,235
Bristol-Myers Squibb Co. 2.90% 7/26/24	8,406,000	8,160,010
•Cigna Corp. 4.97% (LIBOR03M + 0.89%) 7/15/23	5,425,000	5,434,391
CVS Health Corp. 3.75% 4/1/30	510,000	462,398
Viatris, Inc.
1.65% 6/22/25	190,000	172,082
2.30% 6/22/27	160,000	136,712
Zoetis, Inc. 5.40% 11/14/25	280,000	285,594
		23,522,272
Pipelines–2.29%
Enbridge, Inc.
1.60% 10/4/26	555,000	486,071
2.50% 2/14/25	3,820,000	3,603,710
Energy Transfer LP
4.50% 4/15/24	5,000,000	4,928,821
5.75% 2/15/33	365,000	357,101
μ6.50% 11/15/26	1,405,000	1,208,300
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
MPLX LP
1.75% 3/1/26	405,000	$ 361,005
4.88% 12/1/24	4,190,000	4,155,740
ONEOK, Inc. 7.50% 9/1/23	1,765,000	1,784,738
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.00% 1/15/28	1,350,000	1,287,844
Tennessee Gas Pipeline Co. LLC 2.90% 3/1/30	230,000	192,647
		18,365,977
Real Estate Investment Trusts–0.76%
American Homes 4 Rent LP 3.63% 4/15/32	390,000	328,055
Crown Castle, Inc. 1.05% 7/15/26	3,335,000	2,881,453
Digital Realty Trust LP
4.45% 7/15/28	510,000	482,839
5.55% 1/15/28	890,000	895,884
VICI Properties LP 4.95% 2/15/30	1,585,000	1,508,789
		6,097,020
Semiconductors–1.05%
Broadcom, Inc. 3.42% 4/15/33	737,000	590,859
Entegris Escrow Corp. 4.75% 4/15/29	740,000	674,833
Microchip Technology, Inc.
0.98% 9/1/24	2,180,000	2,018,593
4.33% 6/1/23	4,715,000	4,694,863
NXP BV/NXP Funding LLC/NXP USA, Inc.
2.70% 5/1/25	115,000	108,242
5.55% 12/1/28	280,000	279,625
		8,367,015
Software–0.29%
Autodesk, Inc. 2.40% 12/15/31	970,000	774,859
Oracle Corp.
5.80% 11/10/25	190,000	194,253
6.15% 11/9/29	405,000	420,376
Roper Technologies, Inc.
2.35% 9/15/24	510,000	486,938
2.95% 9/15/29	185,000	160,891
Workday, Inc.
3.50% 4/1/27	120,000	112,149
3.70% 4/1/29	185,000	169,728
		2,319,194
Telecommunications–2.91%
AT&T, Inc.
1.70% 3/25/26	5,000,000	4,505,985

LVIP Delaware Diversified Floating Rate Fund–8

LVIP Delaware Diversified Floating Rate Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
AT&T, Inc. (continued)
2.30% 6/1/27	510,000	$ 453,588
•4.96% (SOFRINDX + 0.64%) 3/25/24	5,000,000	4,976,102
Sprint LLC 7.13% 6/15/24	2,330,000	2,375,528
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.74% 3/20/25	1,490,625	1,473,051
T-Mobile USA, Inc. 3.75% 4/15/27	580,000	546,297
•Verizon Communications, Inc. 5.71% (LIBOR03M + 1.10%) 5/15/25	8,905,000	8,975,621
		23,306,172
Transportation–0.45%
Canadian Pacific Railway Co. 1.35% 12/2/24	3,875,000	3,611,892
		3,611,892
Total Corporate Bonds (Cost $302,311,411)		291,003,117
LOAN AGREEMENTS–5.81%
•Amentum Government Services Holdings LLC 8.54% (SOFR CME01M + 4.00%) 2/15/29	1,094,500	1,064,062
•AmWINS Group, Inc. 6.63% (LIBOR01M + 2.25%) 2/19/28	1,974,826	1,937,186
•Applied Systems, Inc. 9.08% (SOFR CME03M + 4.50%) 9/19/24	831,931	828,296
•Aramark Services, Inc. 6.88% (LIBOR01M + 2.50%) 4/6/28	903,715	889,256
•Asplundh Tree Expert LLC 6.13% (LIBOR01M + 1.75%) 9/7/27	1,332,389	1,330,164
•Avantor Funding, Inc. 6.63% (LIBOR01M + 2.25%) 11/8/27	1,431,349	1,422,603
•Bausch & Lomb, Inc. 7.84% (SOFR CME01M + 3.25%) 5/10/27	995,000	944,633
•Calpine Construction Finance Co. LP 6.38% (LIBOR01M + 2.00%) 1/15/25	1,880,525	1,875,034
•Castlelake Aviation Ltd. 7.52% (LIBOR03M + 2.75%) 10/22/26	1,974,963	1,954,857
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
•Charter Communications Operating LLC/Charter Communications Operating Capital 6.14% (LIBOR01M + 1.75%) 2/1/27	2,237,867	$ 2,182,323
•DirecTV Financing LLC 9.38% (LIBOR01M + 5.00%) 8/2/27	1,256,556	1,220,694
•Frontier Communications Corp. 8.50% (LIBOR03M + 3.75%) 5/1/28	1,467,532	1,396,782
•Gray Television, Inc. 7.12% (LIBOR01M + 3.00%) 12/1/28	960,275	930,468
•HCA, Inc. 6.13% (LIBOR01M + 1.75%) 6/30/28	1,334,675	1,331,338
•Horizon Therapeutics USA, Inc. 6.19% (LIBOR01M + 1.75%) 3/15/28	1,076,480	1,075,135
•Jazz Financing Lux SARL 7.88% (LIBOR01M + 3.50%) 5/5/28	1,194,742	1,182,603
•Lamar Media Corp. 5.86% (LIBOR01M + 1.50%) 2/5/27	1,000,435	966,980
•Medline Borrower LP 7.63% (LIBOR01M + 3.25%) 10/23/28	1,454,012	1,379,829
•Mileage Plus Holdings LLC 10.00% (LIBOR03M + 5.25%) 6/21/27	900,000	924,525
•Naked Juice LLC 7.93% (SOFRTE03M + 3.25%) 1/24/29	995,000	887,480
•NortonLifeLock, Inc. 6.42% (SOFR CME01M + 2.00%) 9/12/29	1,000,000	981,460
•Organon & Co. 7.75% (LIBOR03M + 3.00%) 6/2/28	930,833	920,361
•Pacific Gas & Electric Co. 7.44% (LIBOR01M + 3.00%) 6/23/25	1,954,887	1,937,176
Parkway Generation LLC
•9.07% (LIBOR01M + 4.75%) 2/18/29	1,980,647	1,942,519
•9.07% (LIBOR01M + 4.75%) 2/18/29	279,386	275,427
•Peraton Corp. 8.13% (LIBOR01M + 3.75%) 2/1/28	1,938,919	1,890,039
•Pilot Travel Centers LLC 6.42% (SOFR CME01M + 2.00%) 8/4/28	877,089	865,906
•RealPage, Inc. 7.38% (LIBOR01M + 3.00%) 4/24/28	1,042,335	989,176

LVIP Delaware Diversified Floating Rate Fund–9

LVIP Delaware Diversified Floating Rate Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
•Setanta Aircraft Leasing Designated Activity Co. 6.73% (LIBOR03M + 2.00%) 11/5/28	2,450,000	$ 2,434,075
•Sinclair Television Group, Inc. 8.17% (SOFR CME01M + 3.75%) 4/21/29	1,369,967	1,299,071
•SkyMiles IP Ltd. 7.99% (LIBOR03M + 3.75%) 10/20/27	1,000,000	1,018,000
•SS&C European Holdings SARL 6.13% (LIBOR01M + 1.75%) 4/16/25	586,166	575,340
•SS&C Technologies, Inc. 6.13% (LIBOR01M + 1.75%) 4/16/25	721,015	707,697
•Standard Industries, Inc. 6.43% (LIBOR03M + 2.25%) 9/22/28	1,796,212	1,772,485
•Ultimate Software Group, Inc. 7.00% (LIBOR03M + 3.25%) 5/4/26	1,349,774	1,282,286
•Vertical U.S. Newco, Inc. 6.76% (LIBOR06M + 3.50%) 7/30/27	1,963,292	1,885,997
Total Loan Agreements (Cost $47,482,344)		46,501,263
NON-AGENCY ASSET-BACKED SECURITIES–14.06%
•Allegro CLO VI Ltd. Series 2017-2A A 5.21% (LIBOR03M + 1.13%) 1/17/31	3,600,000	3,547,822
•Allegro CLO VIII Ltd. Series 2018-2A A 5.18% (LIBOR03M + 1.10%) 7/15/31	500,000	490,667
•Apex Credit CLO Ltd. Series 2018-1A A2 5.39% (LIBOR03M + 1.03%) 4/25/31	500,000	489,442
•Bavarian Sky U.K. 5 PLC Series 2014-1A A1A2 5.44% (LIBOR03M + 1.20%) 10/20/34	2,000,000	1,932,454
•Benefit Street Partners CLO IX Ltd. Series 2016-9A AR 5.35% (LIBOR03M + 1.11%) 7/20/31	950,000	935,141
•Canyon CLO Ltd. Series 2020-1A AR 5.26% (LIBOR03M + 1.18%) 7/15/34	1,275,000	1,240,462
•Carlyle Global Market Strategies CLO Ltd. Series 2014-2RA A1 5.66% (LIBOR03M + 1.05%) 5/15/31	1,971,271	1,938,944
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Cedar Funding IX CLO Ltd. Series 2018-9A A1 5.22% (LIBOR03M + 0.98%) 4/20/31	1,280,000	$ 1,260,646
Chesapeake Funding II LLC Series 2019-2A A1 1.95% 9/15/31	773,740	773,273
Dell Equipment Finance Trust Series 2022-1 A2 2.11% 8/23/27	6,132,545	6,051,232
Enterprise Fleet Financing LLC
A2 5.76% 10/22/29	5,000,000	5,022,825
Series 2021-3 A2 0.77% 8/20/27	8,636,424	8,245,164
Ford Credit Auto Owner Trust Series 2021-A B 0.70% 10/15/26	1,900,000	1,728,247
Ford Credit Floorplan Master Owner Trust Series 2020-1 A1 0.70% 9/15/25	2,000,000	1,935,419
•Galaxy XXI CLO Ltd. Series 2015-21A AR 5.26% (LIBOR03M + 1.02%) 4/20/31	1,000,000	983,070
GM Financial Automobile Leasing Trust Series 2021-1 B 0.54% 2/20/25	2,900,000	2,822,727
•Goldentree Loan Management U.S. CLO 6 Ltd. Series 2019-6A AR 5.28% (TSFR03M + 1.32%) 4/20/35	1,000,000	967,841
Honda Auto Receivables Owner Trust Series 2019-4 A3 1.83% 1/18/24	113,117	112,737
Hyundai Auto Receivables Trust Series 2022-A A2A 1.81% 2/18/25	3,517,029	3,470,775
John Deere Owner Trust Series 2022-A A2 1.90% 11/15/24	3,235,396	3,199,935
•Marathon CLO Ltd. Series 2021-16A A1A 5.28% (LIBOR03M + 1.20%) 4/15/34	2,000,000	1,937,792
•Midocean Credit CLO IX Series 2018-9A A1 5.39% (LIBOR03M + 1.15%) 7/20/31	2,000,000	1,957,738
•MKS CLO Ltd. Series 2017-2A A 5.43% (LIBOR03M + 1.19%) 1/20/31	3,000,000	2,955,474
MMAF Equipment Finance LLC Series 2021-A A2 0.30% 4/15/24	1,294,438	1,292,146

LVIP Delaware Diversified Floating Rate Fund–10

LVIP Delaware Diversified Floating Rate Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Neuberger Berman Loan Advisers CLO 36 Ltd. Series 2020-36A A1R 5.49% (LIBOR03M + 1.25%) 4/20/33	2,750,000	$ 2,705,156
OCCU Auto Receivables Trust Series 2022-1A A1 4.12% 10/15/23	1,727,075	1,726,442
•Octagon Investment Partners 33 Ltd. Series 2017-1A A1 5.43% (LIBOR03M + 1.19%) 1/20/31	4,050,000	4,000,797
•Park Avenue Institutional Advisers CLO Ltd. Series 2021-1A A1A 5.63% (LIBOR03M + 1.39%) 1/20/34	2,750,000	2,687,028
PFS Financing Corp. Series 2021-A A 0.71% 4/15/26	4,000,000	3,763,719
•Signal Peak CLO 5 Ltd. Series 2018-5A A 5.47% (LIBOR03M + 1.11%) 4/25/31	500,000	493,779
•Sound Point CLO XXI Ltd. Series 2018-3A A1A 5.51% (LIBOR03M + 1.18%) 10/26/31	2,000,000	1,951,498
•Steele Creek CLO Ltd. Series 2017-1A A 5.33% (LIBOR03M + 1.25%) 10/15/30	1,500,000	1,476,122
Tesla Auto Lease Trust Series 2021-B A2 0.36% 9/22/25	6,736,416	6,582,058
Toyota Auto Loan Extended Note Trust Series 2022-1A A 3.82% 4/25/35	10,000,000	9,473,112
Toyota Auto Receivables Owner Trust Series 2020-B A3 1.36% 8/15/24	1,790,684	1,771,675
•Trillium Credit Card Trust II Series 2021-2A A 4.10% (SOFR30A + 0.22%) 10/26/26	10,000,000	9,976,355
•Venture 42 CLO Ltd. Series 2021-42A A1A 5.21% (LIBOR03M + 1.13%) 4/15/34	1,500,000	1,450,032
Volkswagen Auto Lease Trust Series 2020-A A4 0.45% 7/21/25	5,400,000	5,314,219
•Voya CLO Ltd. Series 2020-3A AR 5.39% (LIBOR03M + 1.15%) 10/20/34	1,000,000	972,917
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Zais CLO 16 Ltd. Series 2020-16A A1R 5.66% (LIBOR03M + 1.42%) 10/20/34	3,000,000	$ 2,921,538
Total Non-Agency Asset-Backed Securities (Cost $115,182,856)		112,558,420
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–9.10%
BANK Series 2020-BN25 A5 2.65% 1/15/63	4,000,000	3,413,135
BBCMS Mortgage Trust Series 2020-C7 A5 2.04% 4/15/53	4,000,000	3,270,952
Benchmark Mortgage Trust
•Series 2018-B1 A5 3.67% 1/15/51	4,500,000	4,205,554
Series 2019-B15 A5 2.93% 12/15/72	5,185,000	4,545,885
Series 2020-B17 A5 2.29% 3/15/53	8,000,000	6,681,822
Series 2020-B18 A5 1.93% 7/15/53	8,250,000	6,684,969
Series 2020-B22 A5 1.97% 1/15/54	3,500,000	2,800,874
Series 2021-B24 A5 2.58% 3/15/54	2,500,000	2,086,461
Series 2021-B25 2.58% 4/15/54	4,300,000	3,587,657
•Series 2022-B32 A5 3.00% 1/15/55	5,000,000	4,246,225
Citigroup Commercial Mortgage Trust Series 2019-C7 A4 3.10% 12/15/72	8,000,000	6,907,026
COMM Mortgage Trust Series 2015-3BP A 3.18% 2/10/35	3,280,000	3,034,211
GS Mortgage Securities Trust Series 2020-GC47 A5 2.38% 5/12/53	8,000,000	6,541,893
JPM-BB Commercial Mortgage Securities Trust Series 2015-C33 A4 3.77% 12/15/48	8,000,000	7,614,585
Wells Fargo Commercial Mortgage Trust Series 2021-C61 A4 2.66% 11/15/54	8,780,000	7,182,204
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $88,687,859)		72,803,453
ΔSOVEREIGN BONDS–5.38%
Australia—0.49%
Export Finance & Insurance Corp. 4.63% 10/26/27	3,900,000	3,939,433
		3,939,433

LVIP Delaware Diversified Floating Rate Fund–11

LVIP Delaware Diversified Floating Rate Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Canada—2.88%
CPPIB Capital, Inc. 3.13% 9/25/23	5,110,000	$ 5,038,282
OMERS Finance Trust
1.10% 3/26/26	5,000,000	4,463,234
2.50% 5/2/24	4,335,000	4,190,938
Ontario Teachers' Finance Trust 3.00% 4/13/27	10,000,000	9,370,239
		23,062,693
Japan—1.31%
Development Bank of Japan, Inc. 0.50% 8/27/25	3,000,000	2,688,900
Japan Bank for International Cooperation
1.75% 1/23/23	3,000,000	2,995,350
3.38% 10/31/23	2,586,000	2,548,684
Japan Finance Organization for Municipalities 0.63% 9/2/25	2,500,000	2,239,349
		10,472,283
Sweden—0.70%
Svensk Exportkredit AB 0.63% 10/7/24	6,000,000	5,583,626
		5,583,626
Total Sovereign Bonds (Cost $45,370,514)		43,058,035
SUPRANATIONAL BANKS–8.81%
Asian Development Bank 2.88% 5/6/25	4,500,000	4,343,940
•European Bank for Reconstruction & Development 4.55% (SOFRINDX + 0.26%) 3/13/23	5,000,000	5,001,732
European Investment Bank 2.75% 8/15/25	6,000,000	5,764,154
	Principal Amount°	Value (U.S. $)
SUPRANATIONAL BANKS (continued)
•Inter-American Development Bank
4.29% (SOFRINDX + 0.20%) 2/10/26	6,000,000	$ 5,978,201
4.42% (SOFRINDX + 0.30%) 2/15/29	10,000,000	9,911,600
4.63% (SOFRINDX + 0.36%) 6/10/31	7,000,000	6,911,091
Inter-American Investment Corp. 2.63% 4/22/25	4,000,000	3,830,540
•International Bank for Reconstruction & Development
4.45% (SOFRINDX + 0.29%) 11/22/28	7,000,000	6,936,808
4.46% (SOFRINDX + 0.18%) 6/15/26	12,000,000	11,918,432
4.47% (SOFRINDX + 0.37%) 2/11/31	10,000,000	9,913,700
Total Supranational Banks (Cost $71,475,238)		70,510,198
U.S. TREASURY OBLIGATION–11.03%
•U.S. Treasury Floating Rate Notes 4.54% 10/31/24 (USBMMY3M + 4.40%)	88,365,000	88,266,322
Total U.S. Treasury Obligation (Cost $88,338,236)		88,266,322

	Number of Shares
MONEY MARKET FUND–2.97%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	23,794,802	23,794,802
Total Money Market Fund (Cost $23,794,802)		23,794,802

TOTAL INVESTMENTS–100.07% (Cost $836,334,842)	800,855,512

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.07%)	(548,375)
NET ASSETS APPLICABLE TO 82,684,895 SHARES OUTSTANDING–100.00%	$800,307,137

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2022. Rate will reset at a future date.
LVIP Delaware Diversified Floating Rate Fund–12

LVIP Delaware Diversified Floating Rate Fund
Schedule of Investments (continued)
Δ Securities have been classified by country of origin.

The following swap contracts were outstanding at December 31, 2022:
Swap Contracts1
Interest Rate Swap (IRS) Contracts
Reference Obligation/ Payment Frequency (Fixed Rate/Floating Rate)	Notional Amount[2]	Fixed Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[3]	Unrealized Depreciation[3]
Centrally Cleared:
10 yr IRS-(Quarterly)	31,005,000	0.48%	(4.30%) [4]	10/5/30	$6,732,869	$—	$6,732,869	$—
3 yr IRS-(Quarterly)	88,210,000	0.04%	(4.30%) [4]	10/5/23	3,957,938	—	3,957,938	—
3 yr IRS-(Annual/Semiannual)	9,310,000	1.58%	(4.30%) [5]	2/22/25	559,007	—	559,007	—
5 yr IRS-(Annually/Monthly)	19,545,000	0.09%	(4.30%) [5]	8/24/25	2,208,443	—	2,208,443	—
5 yr IRS-(Annually)	19,825,000	0.72%	(4.30%) [5]	3/25/26	2,167,998	—	2,167,998	—
5 yr IRS-(Annual/Semiannual)	5,700,000	1.65%	(4.30%) [5]	2/22/27	490,519	—	490,519	—
7 yr IRS-(Annually/Monthly)	9,500,000	0.28%	(4.30%) [5]	10/5/27	1,510,740	—	1,510,740	—
10 yr IRS-(Annual)	6,970,000	3.53%	(4.30%) [5]	11/17/32	23,288	—	23,288	—
2 yr IRS-(Annual)	21,760,000	2.87%	(4.30%) [5]	8/2/24	622,908	—	622,908	—
2 yr IRS-(Annual)	38,010,000	4.69%	(4.30%) [5]	10/24/24	(144,811)	—	—	(144,811)
2 yr IRS-(Annual)	12,620,000	4.42%	(1.00%) [5]	1/3/25	8,499	—	8,499	—
3 yr IRS-(Annual)	30,640,000	2.68%	(4.30%) [5]	5/13/25	1,055,724	—	1,055,724	—
3 yr IRS-(Annual)	17,655,000	2.81%	(4.30%) [5]	8/8/25	625,284	—	625,284	—
3 yr IRS-(Annual)	22,945,000	4.45%	(4.30%) [5]	10/24/25	(217,791)	—	—	(217,791)
5 yr IRS-(Annual)	18,885,000	2.65%	(4.30%) [5]	5/13/27	846,788	—	846,788	—
5 yr IRS-(Annual)	18,720,000	2.68%	(4.30%) [5]	5/19/27	824,091	—	824,091	—
7 yr IRS-(Annual)	18,415,000	2.42%	(4.30%) [5]	8/2/29	1,366,256	—	1,366,256	—
7 yr IRS-(Annual)	6,655,000	4.05%	(4.30%) [5]	10/24/29	(166,175)	—	—	(166,175)
8 yr IRS-(Annual)	11,575,000	3.58%	(1.00%) [5]	1/3/31	8,259	—	8,259	—
Total IRS Contracts						$—	$23,008,611	$(528,777)
The use of swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.
[3] Includes cumulative appreciation (depreciation) of centrally cleared swap contracts from the date the contracts were opened through December 31, 2022. Only current day variation margin is reported on the Statement of Assets and Liabilities.
[4] Rate resets based on SOFR03M-Secured Overnight Financing Rate.
[5] Rate resets based on SOFR12M-Secured Overnight Financing Rate

Summary of Abbreviations:
CLO–Collateralized Loan Obligation
GNMA–Government National Mortgage Association
GS–Goldman Sachs
IRS–Interest Rate Swap
JPM-BB–JPMorgan Barclays Bank
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
LIBOR06M–Intercontinental Exchange London Interbank Offered Rate USD 6 Month
REMIC–Real Estate Mortgage Investment Conduits
S.F.–Single Family
SOFR–Secured Overnight Financing Rate
SOFR CME01M–1 Month Chicago Mercantile Exchange Secured Overnight Financing Rate
SOFR CME03M–3 Month Chicago Mercantile Exchange Secured Overnight Financing Rate
SOFR03M–Secured Overnight Financing Rate 3 Months
SOFR12M–Secured Overnight Financing Rate 12 Months
SOFR30A–Secured Overnight Financing Rate 30 Days Average
LVIP Delaware Diversified Floating Rate Fund–13

LVIP Delaware Diversified Floating Rate Fund
Schedule of Investments (continued)
Summary of Abbreviations: (continued)
SOFRINDX–Secured Overnight Financing Rate Index
SOFRTE03M–3 Month Term Secured Overnight Financing Rate
STACR–Structured Agency Credit Risk
TSFR03M–3 Month Term Secured Overnight Financing Rate
USBMMY3M–U.S. Treasury 3 Month Bill Money Market Yield
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Floating Rate Fund–14

LVIP Delaware Diversified Floating Rate Fund
Statement of Assets and Liabilities
December 31, 2022
ASSETS:
Investments, at value	$800,855,512
Upfront payments paid on interest rate swap contracts	24,195,000
Receivable for securities sold	18,918,733
Cash collateral held at brokers for swap contracts	7,062,063
Dividends and interest receivable	5,178,999
Cash	674,250
Variation margin due from broker on centrally cleared swap contracts	352,826
Receivable for fund shares sold	305,862
Prepaid expenses	5,635
TOTAL ASSETS	857,548,880
LIABILITIES:
Payable for securities purchased	32,221,644
Upfront payments received on interest rate swap contracts	24,195,000
Due to manager and affiliates	547,320
Payable for fund shares redeemed	178,021
Other accrued expenses payable	99,758
TOTAL LIABILITIES	57,241,743
TOTAL NET ASSETS	$800,307,137
Investments, at cost	$836,334,842
Standard Class:
Net Assets	$ 67,447,768
Shares Outstanding	6,966,279
Net Asset Value Per Share	$ 9.682
Service Class:
Net Assets	$732,859,369
Shares Outstanding	75,718,616
Net Asset Value Per Share	$ 9.679
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$836,816,648
Distributable earnings/(accumulated loss)	(36,509,511)
TOTAL NET ASSETS	$800,307,137
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Floating Rate Fund–15

LVIP Delaware Diversified Floating Rate Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Interest	$ 21,310,383
EXPENSES:
Management fees	4,887,996
Distribution fees-Service Class	1,898,609
Shareholder servicing fees	244,549
Accounting and administration expenses	193,137
Professional fees	67,629
Custodian fees	37,271
Pricing fees	32,075
Trustees’ fees and expenses	27,829
Reports and statements to shareholders	21,748
Consulting fees	3,206
Other	15,027
7,429,076
Less:
Management fees waived	(252,982)
Total operating expenses	7,176,094
NET INVESTMENT INCOME	14,134,289
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(10,086,016)
Futures contracts	927,732
Swap contracts	15,590,749
Net realized gain	6,432,465
Net change in unrealized appreciation (depreciation) of:
Investments	(38,629,670)
Futures contracts	32,962
Swap contracts	15,809,482
Net change in unrealized appreciation (depreciation)	(22,787,226)
NET REALIZED AND UNREALIZED LOSS	(16,354,761)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (2,220,472)
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Floating Rate Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 14,134,289	$ 7,423,724
Net realized gain	6,432,465	3,386,573
Net change in unrealized appreciation (depreciation)	(22,787,226)	(9,447,069)
Net increase (decrease) in net assets resulting from operations	(2,220,472)	1,363,228
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(1,570,720)	(712,347)
Service Class	(15,613,837)	(7,121,216)
Return of capital:
Standard Class	—	(51,462)
Service Class	—	(514,464)
	(17,184,557)	(8,399,489)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	64,889,263	16,115,908
Service Class	110,084,382	113,633,509
Reinvestment of dividends and distributions:
Standard Class	1,570,720	763,810
Service Class	15,613,837	7,635,680
	192,158,202	138,148,907
Cost of shares redeemed:
Standard Class	(61,438,614)	(8,253,197)
Service Class	(178,239,557)	(75,236,332)
	(239,678,171)	(83,489,529)
Increase (decrease) in net assets derived from capital share transactions	(47,519,969)	54,659,378
NET INCREASE (DECREASE) IN NET ASSETS	(66,924,998)	47,623,117
NET ASSETS:
Beginning of year	867,232,135	819,609,018
End of year	$ 800,307,137	$867,232,135
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Floating Rate Fund–16

LVIP Delaware Diversified Floating Rate Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Diversified Floating Rate Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 9.908	$ 9.988	$ 10.003	$ 9.831	$ 10.189
Income (loss) from investment operations:
Net investment income[1]	0.186	0.110	0.146	0.256	0.249
Net realized and unrealized gain (loss)	(0.176)	(0.070)	(0.010)	0.195	(0.219)
Total from investment operations	0.010	0.040	0.136	0.451	0.030
Less dividends and distributions from:
Net investment income	(0.236)	(0.112)	(0.143)	(0.279)	(0.388)
Return of capital	—	(0.008)	(0.008)	—	—
Total dividends and distributions	(0.236)	(0.120)	(0.151)	(0.279)	(0.388)
Net asset value, end of period	$ 9.682	$ 9.908	$ 9.988	$ 10.003	$ 9.831
Total return[2]	0.10%	0.40%	1.36%	4.60%	0.27%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$67,448	$64,208	$56,114	$55,043	$50,440
Ratio of expenses to average net assets	0.63%	0.62%	0.63%	0.63%	0.63%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.66%	0.65%	0.66%	0.66%	0.66%
Ratio of net investment income to average net assets	1.90%	1.10%	1.46%	2.53%	2.45%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.87%	1.07%	1.43%	2.50%	2.42%
Portfolio turnover	64%	70%	66%	85%	71%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Floating Rate Fund–17

LVIP Delaware Diversified Floating Rate Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Diversified Floating Rate Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 9.904	$ 9.985	$ 9.999	$ 9.827	$ 10.162
Income (loss) from investment operations:
Net investment income[1]	0.162	0.085	0.121	0.230	0.223
Net realized and unrealized gain (loss)	(0.176)	(0.071)	(0.009)	0.195	(0.219)
Total from investment operations	(0.014)	0.014	0.112	0.425	0.004
Less dividends and distributions from:
Net investment income	(0.211)	(0.089)	(0.119)	(0.253)	(0.339)
Return of capital	—	(0.006)	(0.007)	—	—
Total dividends and distributions	(0.211)	(0.095)	(0.126)	(0.253)	(0.339)
Net asset value, end of period	$ 9.679	$ 9.904	$ 9.985	$ 9.999	$ 9.827
Total return[2]	(0.16%)	0.14%	1.12%	4.34%	0.02%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$732,859	$803,024	$763,495	$837,649	$864,181
Ratio of expenses to average net assets	0.88%	0.87%	0.88%	0.88%	0.88%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.91%	0.90%	0.91%	0.91%	0.91%
Ratio of net investment income to average net assets	1.65%	0.85%	1.21%	2.28%	2.20%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.62%	0.82%	1.18%	2.25%	2.17%
Portfolio turnover	64%	70%	66%	85%	71%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Floating Rate Fund–18

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Diversified Floating Rate Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek total return.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.
 Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.
 Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   Futures contracts are valued at the daily quoted settlement prices.   Swap contracts are valued based upon valuations provided by an independent pricing service and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Delaware Diversified Floating Rate Fund–19

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Interest income is recorded on an accrual basis.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.
 Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.600% of the first $500 million of the Fund’s average daily net assets; and 0.550% of the Fund’s average daily net assets in excess of $500 million.   LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.03% on the first $2 billion of the Fund’s average daily net assets and 0.05% of the Fund’s average daily net assets in excess of $2 billion.   The agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$59,633
Legal	11,012
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $12,330 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$372,672
Distribution fees payable to LFD	155,049
Shareholder servicing fees payable to Lincoln Life	19,599
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP Delaware Diversified Floating Rate Fund–20

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$268,012,976
Purchases of U.S. government securities	257,794,537
Sales other than U.S. government securities	315,148,953
Sales of U.S. government securities	233,464,309
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$836,437,876
Aggregate unrealized appreciation of investments and derivatives	$ 21,002,277
Aggregate unrealized depreciation of investments and derivatives	(35,529,857)
Net unrealized depreciation of investments and derivatives	$ (14,527,580)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Delaware Diversified Floating Rate Fund–21

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Collateralized Mortgage Obligations	$ —	$ 4,875,601	$—	$ 4,875,601
Agency Mortgage-Backed Securities	—	27,011,585	—	27,011,585
Agency Obligations	—	20,472,716	—	20,472,716
Corporate Bonds	—	291,003,117	—	291,003,117
Loan Agreements	—	46,501,263	—	46,501,263
Non-Agency Asset-Backed Securities	—	112,558,420	—	112,558,420
Non-Agency Commercial Mortgage-Backed Securities	—	72,803,453	—	72,803,453
Sovereign Bonds	—	43,058,035	—	43,058,035
Supranational Banks	—	70,510,198	—	70,510,198
U.S. Treasury Obligation	—	88,266,322	—	88,266,322
Money Market Fund	23,794,802	—	—	23,794,802
Total Investments	$23,794,802	$777,060,710	$—	$800,855,512
Derivatives:

Assets:
Swap Contracts	$—	$23,008,611	$—	$23,008,611
Liabilities:
Swap Contracts	$—	$ (528,777)	$—	$ (528,777)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of swap contracts and straddle losses.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$17,184,557	$7,833,563
Return of capital	—	565,926
Total	$17,184,557	$8,399,489
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 128,292
Capital loss carryforward	(22,107,835)
Other temporary differences	(2,388)
Net unrealized depreciation	(14,527,580)
Distributable earnings/(accumulated loss)	$(36,509,511)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
LVIP Delaware Diversified Floating Rate Fund–22

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
As of December 31, 2022, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$159,844	$21,947,991	$22,107,835
In 2022, the Fund utilized $5,136,260 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	6,588,515	1,609,213
Service Class	11,238,866	11,362,448
Shares reinvested:
Standard Class	162,332	77,098
Service Class	1,614,167	771,047
	19,603,880	13,819,806
Shares redeemed:
Standard Class	(6,264,699)	(824,092)
Service Class	(18,213,243)	(7,522,630)
	(24,477,942)	(8,346,722)
Net increase (decrease)	(4,874,062)	5,473,084
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2022, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Swap Contracts–The Fund enters into interest rate swap contracts in the normal course of pursuing its investment objective and strategies. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or hedge against changes in interest rates.
LVIP Delaware Diversified Floating Rate Fund–23

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such a swap contract. Interest rate swaps may be used to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from (paid to) the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty for trades.
During the year ended December 31, 2022, the Fund used interest rate swap contracts to manage the Fund's sensitivity to interest rates or to hedge against changes in interest rates.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Schedule of Investments.
At December 31, 2022, the Fund pledged $7,062,063 of cash collateral to Bank of America and JP Morgan as collateral for open swap contracts. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the counterparty due to any loss on the collateral invested.
Fair values of derivative instruments as of December 31, 2022 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Swap contracts (Interest rate contracts)*	Variation margin due from brokers on centrally cleared interest rate swap contracts	$23,008,611	Variation margin due from brokers on centrally cleared interest rate swap contracts	$(528,777)

*	Includes cumulative appreciation (depreciation) of centrally cleared interest rate swap contracts from the date the contracts were opened through December 31, 2022. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$ 927,732	$ 32,962
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	15,590,749	15,809,482
Total		$16,518,481	$15,842,444
LVIP Delaware Diversified Floating Rate Fund–24

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$—	$3,889,293
Interest rate swap contracts (average notional value)*	366,261,539	31,208,077

*Long represents paying floating interest payments and short represent receiving floating interest payments.
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
9. Risk Factors
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was
LVIP Delaware Diversified Floating Rate Fund–25

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU was effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the Financial Conduct Authority (FCA), regulator of financial services firms and financial markets in the United Kingdom, announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023. In December 2022, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2022-06, Reference Rate Reform (Topic 848)-Deferral of the Sunset Date of Topic 848. The amendments in this update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management is currently evaluating the impact, if any, of applying this ASU.
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware Diversified Floating Rate Fund–26

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware Diversified Floating Rate Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP Delaware Diversified Floating Rate Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP Delaware Diversified Floating Rate Fund–27

LVIP Delaware Diversified Floating Rate Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.  The Board concluded that the services provided by LIAC were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022.  The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction.  The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2023.  The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was higher than the median net investment management fee of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
LVIP Delaware Diversified Floating Rate Fund–28

LVIP Delaware Diversified Floating Rate Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that the Fund had a breakpoint in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2023.  The Board concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits.  The Board reviewed materials provided by LIAC as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LIAC and Delaware Investments Fund Advisers (“DIFA”) on behalf of the LVIP Delaware Diversified Floating Rate Fund, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement.  The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA.  The Board considered that DIFA uses affiliated investment advisers as sub-subadvisers in connection with the subadvisory services provided to the Fund.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance.  The Board reviewed the LVIP Delaware Diversified Floating Rate Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Ultrashort Bond funds category and the ICE BofA USD 3-month Deposit Offered Rate Constant Maturity Total Return USD Index.  The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-year period, above the return of the Morningstar peer group median and the benchmark index for the three- and ten-year periods and the same as the return of the Morningstar peer group median and above the benchmark index for the five-year period.  The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale.  The Board reviewed the subadvisory fee schedule, which includes a breakpoint, and the management fees of funds with similar investment strategies for which DIFA serves as the investment adviser.  The Board considered that LIAC compensates DIFA from its fees and that the subadvisory fee schedules were negotiated between LIAC and DIFA.  The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Fund.  The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Fund may add to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Delaware Diversified Floating Rate Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP Delaware Diversified Floating Rate Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP Delaware Diversified Floating Rate Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP Delaware Diversified Floating Rate Fund–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP Delaware Diversified Floating Rate Fund–33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware Diversified Floating Rate Fund–34

LVIP Delaware Diversified Income Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.
In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Delaware Diversified Income Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Diversified Income Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned (13.86%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the Bloomberg U.S. Aggregate Bond Index1, returned (13.01%).
Volatility was the major theme in markets this past year as the war in Ukraine and the Federal Reserve’s rate hikes drove interest rates higher and risk premiums wider across markets. Fixed income credit markets experienced negative excess returns across all major asset classes in the Fund, including corporates, emerging markets debt (EMD), and securitized bonds. The move higher in rates resulted in negative total returns for fixed-rate bonds.
Total returns were negative across all major asset classes except for bank loans, helped by current holdings of higher-quality names such as telecommunication provider Viasat Inc. Higher interest rates, coupled with wider credit spreads, resulted in corporate bonds being the worst-performing asset class. High yield issuer Bausch Health Companies Inc., a developer and distributor of pharmaceuticals, was a bottom performer but remains a holding in the Fund. Commercial mortgage-backed securities (CMBS) and agency mortgage-backed securities (MBS) outperformed investment grade credit but still generated negative total returns.
The Fund utilized interest rate swaps and Treasury futures throughout the year as risk management tools. Interest rate swaps were utilized to convert fixed rate exposure to floating rate exposure, as well as managing the overall duration of the Fund. Treasury futures provided an efficient alternative to manage duration. CDX swaps may be used to hedge the Fund’s credit risk, but the Fund did not have any exposure during the year.
The Fund underperformed its benchmark during the period due in large part to an overweight to spread sectors. Key detractors included an overweight combined with security selection within investment grade corporates. In addition, exposure to high yield corporate bonds and EMD also weighed on performance as did an overweight to CMBS. This performance was partially offset by an underweight to agency MBS and a positive contribution from yield curve management.
The LIBOR transition will have a minimal effect on the Fund given the fixed-rate nature of most of its investments and the migration over to non-LIBOR related coupons.
The Fund had a modest overweight to corporate bonds at the beginning of the year. We did, however, allocate additional capital to the asset class as risk premiums moved higher, in part, driven by the war in Ukraine and the Fed’s raising short rates. This allocation was later sold as corporate bonds rallied into year end. The allocation to high yield was modest and remained close to unchanged throughout the period. During the back half of the year, we began to reduce the underweight to agency MBS; however, the Fund’s weighting to the asset class remains slightly below the benchmark. Interest rate sensitivity as measured by duration was less than the benchmark for most of the year. However, we increased the duration of the Fund in the fourth quarter when long-term US Treasury rates reached levels not observed since the global financial crisis. The Fund’s duration is currently similar to the Fund’s benchmark.
Portfolio Managers:
Delaware Investments Fund Advisers:	J. David Hillmeyer
Daniela Mardarovici
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Diversified Income Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,434 for the Standard Class shares and to $11,127 for the Service Class shares. For comparison, look at how the Bloomberg U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $11,108. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
The Fund has adopted the historical performance of the Delaware VIP® Diversified Income Series, a former series of Delaware VIP® Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2021. The Fund commenced offering Standard Class shares and Service Class shares on May 1, 2021. Therefore, pre-inception historical performance of Standard Class shares and Service Class shares is based on the previous performance of the Predecessor Fund’s Standard Class shares and Service Class shares. The returns presented for periods prior to May 1, 2021 reflect the performance of the Predecessor Fund.

LVIP Delaware Diversified Income Fund–1

LVIP Delaware Diversified Income Fund
2022 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 13.86%
Five Years	+ 0.41%
Ten Years	+ 1.35%
Service Class Shares
One Year	- 14.12%
Five Years	+ 0.12%
Ten Years	+ 1.07%
1. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
Sub - advisory services provided by Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”) (formerly, Delaware Management Business Trust). MIMBT is a federally registered investment adviser. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (“MBL”), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.
All third-party trademarks are the property of their respective owners.
© 2022 Macquarie Management Holdings, Inc.
LVIP Delaware Diversified Income Fund–2

LVIP Delaware Diversified Income Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$982.30	0.54%	$2.70
Service Class Shares	1,000.00	980.70	0.84%	4.19
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.50	0.54%	$2.75
Service Class Shares	1,000.00	1,021.00	0.84%	4.28

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Diversified Income Fund–3

LVIP Delaware Diversified Income Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	2.61%
Agency Commercial Mortgage-Backed Securities	0.34%
Agency Mortgage-Backed Securities	21.84%
Agency Obligations	0.04%
Convertible Bonds	0.80%
Corporate Bonds	38.09%
Aerospace & Defense	0.28%
Agriculture	0.02%
Airlines	1.66%
Auto Manufacturers	0.45%
Auto Parts & Equipment	0.22%
Banks	8.67%
Beverages	0.09%
Biotechnology	0.28%
Building Materials	0.34%
Chemicals	1.14%
Coal	0.04%
Commercial Services	0.36%
Computers	0.05%
Cosmetics & Personal Care	0.01%
Diversified Financial Services	2.09%
Electric	3.91%
Energy-Alternate Sources	0.12%
Engineering & Construction	0.35%
Entertainment	0.08%
Food	0.15%
Forest Products & Paper	0.25%
Gas	0.38%
Health Care Products	0.22%
Health Care Services	0.45%
Holding Companies-Diversified	0.03%
Housewares	0.04%
Insurance	1.54%
Internet	0.17%
Investment Companies	0.06%
Iron & Steel	0.09%
Leisure Time	0.27%
Lodging	0.16%
Machinery Construction & Mining	0.00%
Media	1.75%
Mining	1.10%
Miscellaneous Manufacturing	0.44%
Office Business Equipment	0.24%
Oil & Gas	1.80%
Oil & Gas Services	0.04%
Security Type/Sector	Percentage of Net Assets
Packaging & Containers	0.22%
Pharmaceuticals	1.73%
Pipelines	2.19%
Real Estate	0.12%
Real Estate Investment Trusts	1.15%
Retail	0.10%
Semiconductors	0.46%
Software	0.23%
Sovereign	0.01%
Telecommunications	2.26%
Transportation	0.17%
Trucking & Leasing	0.01%
Water	0.10%
Loan Agreements	3.15%
Municipal Bonds	0.33%
Non-Agency Asset-Backed Securities	2.75%
Non-Agency Collateralized Mortgage Obligations	2.02%
Non-Agency Commercial Mortgage-Backed Securities	9.04%
Sovereign Bonds	1.47%
Supranational Bank	0.01%
U.S. Treasury Obligations	12.65%
Common Stock	0.03%
Money Market Fund	3.73%
Total Investments	98.90%
Receivables and Other Assets Net of Liabilities	1.10%
Total Net Assets	100.00%

LVIP Delaware Diversified Income Fund–4

LVIP Delaware Diversified Income Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited) (continued)
Credit Quality Ratings (as a % of fixed income investments)#
U.S. Government	39.40%
AAA	12.32%
AA	3.17%
A	11.93%
BBB	20.56%
BB	7.17%
B	3.24%
CCC	0.52%
Below CCC	0.04%
Non-Rated	1.65%
Total	100.00%

#	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.
LVIP Delaware Diversified Income Fund–5

LVIP Delaware Diversified Income Fund
Statement of Net Assets
December 31, 2022
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–2.61%
•Fannie Mae Connecticut Avenue Securities
Series 2018-R07 1M2 6.79% (LIBOR01M + 2.40%) 4/25/31	144,420	$ 144,189
Series 2019-R01 2M2 6.84% (LIBOR01M + 2.45%) 7/25/31	110,981	111,596
Series 2019-R02 1M2 6.69% (LIBOR01M + 2.30%) 8/25/31	167,411	167,455
Series 2022-R02 2M2 6.93% (SOFR30A + 3.00%) 1/25/42	1,600,000	1,508,212
Fannie Mae Grantor Trust
•Series 1999-T2 A1 7.50% 1/19/39	138	140
Series 2004-T1 1A2 6.50% 1/25/44	2,000	2,039
Fannie Mae REMIC Trust
•Series 2002-W6 2A1 7.00% 6/25/42	7,201	7,048
Series 2004-W11 1A2 6.50% 5/25/44	11,839	12,147
Fannie Mae REMICS
Series 2013-44 Z 3.00% 5/25/43	11,884	8,755
Series 2017-40 GZ 3.50% 5/25/47	984,966	918,779
Freddie Mac REMICs Series 4676 KZ 2.50% 7/15/45	933,138	815,640
•Freddie Mac STACR REMIC Trust
Series 2019-DNA4 M2 6.34% (LIBOR01M + 1.95%) 10/25/49	236,426	236,425
Series 2019-HQA4 M2 6.44% (LIBOR01M + 2.05%) 11/25/49	135,122	134,780
Series 2020-DNA2 M2 6.24% (LIBOR01M + 1.85%) 2/25/50	729,720	726,549
Series 2020-DNA6 M2 5.93% (SOFR30A + 2.00%) 12/25/50	5,661,148	5,616,413
Series 2021-DNA1 M2 5.73% (SOFR30A + 1.80%) 1/25/51	11,597,710	11,322,858
Series 2021-DNA3 M2 6.03% (SOFR30A + 2.10%) 10/25/33	4,800,000	4,708,776
Series 2021-DNA5 M2 5.58% (SOFR30A + 1.65%) 1/25/34	5,069,336	4,990,935
Series 2021-HQA1 M2 6.18% (SOFR30A + 2.25%) 8/25/33	13,900,000	12,862,172
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•Freddie Mac STACR REMIC Trust (continued)
Series 2021-HQA2 M2 5.98% (SOFR30A + 2.05%) 12/25/33	9,575,000	$ 8,599,366
Series 2022-DNA1 M2 6.43% (SOFR30A + 2.50%) 1/25/42	1,600,000	1,446,163
Series 2022-DNA2 M2 7.68% (SOFR30A + 3.75%) 2/25/42	1,500,000	1,414,881
•Freddie Mac Structured Agency Credit Risk Debt Notes Series 2017-HQA2 M2AS 5.44% (LIBOR01M + 1.05%) 12/25/29	291,570	288,018
♦Freddie Mac Structured Pass Through Certificates
Series T-54 2A 6.50% 2/25/43	6,959	7,320
Series T-58 2A 6.50% 9/25/43	1,872	1,936
GNMA Series 2013-113 LY 3.00% 5/20/43	378,000	344,966
Total Agency Collateralized Mortgage Obligations (Cost $59,318,103)		56,397,558
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.34%
♦Freddie Mac Multifamily Structured Pass Through Certificates Series X3FX A2FX 3.00% 6/25/27	2,545,000	2,374,650
•FREMF Mortgage Trust
Series 2013-K28 B 3.44% 6/25/46	2,400,000	2,385,610
Series 2014-K37 B 4.56% 1/25/47	1,500,000	1,464,563
Series 2017-K71 B 3.75% 11/25/50	1,175,000	1,080,526
Total Agency Commercial Mortgage-Backed Securities (Cost $7,674,899)		7,305,349
AGENCY MORTGAGE-BACKED SECURITIES–21.84%
Fannie Mae S.F. 15 yr
2.00% 3/1/36	6,368,286	5,680,216
2.50% 7/1/36	10,052,227	9,226,389
Fannie Mae S.F. 20 yr
2.00% 3/1/41	5,761,012	4,906,218
2.00% 5/1/41	5,427,683	4,622,385
2.50% 10/1/41	4,135,064	3,634,774
3.00% 9/1/37	1,650,167	1,547,331
Fannie Mae S.F. 30 yr
2.00% 11/1/50	7,203,543	5,912,465
2.00% 12/1/50	9,978,067	8,160,089
2.00% 1/1/51	1,928,222	1,587,945
2.00% 2/1/51	5,388,778	4,437,082
LVIP Delaware Diversified Income Fund–6

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
2.00% 3/1/51	24,097,835	$ 19,786,312
2.00% 4/1/51	5,250,596	4,287,150
2.00% 8/1/51	2,638,336	2,163,898
2.50% 1/1/43	2,267,880	1,955,158
2.50% 11/1/50	14,588,120	12,397,094
2.50% 1/1/51	4,203,495	3,584,653
2.50% 2/1/52	8,352,772	7,112,065
3.00% 10/1/46	6,879,709	6,165,319
3.00% 4/1/47	747,673	668,061
3.00% 11/1/48	1,279,672	1,144,607
3.00% 12/1/49	10,847,930	9,643,510
3.00% 5/1/51	1,056,172	936,901
3.00% 7/1/51	8,395,760	7,426,843
3.00% 12/1/51	628,174	554,935
3.50% 2/1/47	3,986,948	3,729,993
3.50% 7/1/47	3,415,894	3,196,892
3.50% 1/1/48	1,674,324	1,553,054
3.50% 2/1/48	2,309,972	2,140,541
3.50% 11/1/48	1,994,147	1,847,878
3.50% 1/1/50	2,381,960	2,184,733
3.50% 3/1/50	1,363,559	1,273,615
3.50% 8/1/50	11,377,621	10,555,878
3.50% 1/1/52	2,235,886	2,034,894
3.50% 3/1/52	589,320	541,441
3.50% 4/1/52	5,065,000	4,650,133
3.50% 5/1/52	9,622,426	8,786,436
4.00% 3/1/47	8,105,812	7,764,348
4.00% 4/1/47	924,191	885,582
4.00% 6/1/48	3,207,131	3,062,017
4.00% 9/1/48	220,757	210,490
4.00% 10/1/48	4,770,596	4,574,961
4.00% 6/1/49	1,045,101	1,001,049
4.50% 6/1/40	272,454	269,673
4.50% 7/1/40	387,200	372,427
4.50% 8/1/41	878,876	871,251
4.50% 5/1/46	63,991	63,437
4.50% 4/1/48	363,932	362,301
4.50% 12/1/48	44,204	43,281
4.50% 1/1/49	9,174,909	9,034,950
4.50% 1/1/50	6,413,181	6,336,187
4.50% 9/1/52	15,995,471	15,396,937
5.00% 7/1/47	832,448	845,066
5.00% 7/1/49	1,568,448	1,568,906
5.00% 7/1/52	6,163,875	6,083,161
5.00% 10/1/52	17,874,063	17,731,473
5.50% 5/1/44	6,889,012	7,134,121
5.50% 10/1/52	15,262,868	15,313,775
5.50% 11/1/52	7,566,901	7,654,484
5.50% 12/1/52	8,048,194	8,069,797
6.00% 6/1/41	2,023,062	2,092,238
6.00% 7/1/41	10,249,534	10,702,175
6.00% 1/1/42	1,690,135	1,764,473
6.00% 12/1/52	10,411,267	10,568,102
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr TBA 5.50% 1/1/53	4,609,000	$ 4,620,369
Freddie Mac S.F. 15 yr
2.00% 12/1/35	3,677,914	3,289,770
3.00% 3/1/35	13,515,850	12,660,430
Freddie Mac S.F. 20 yr
2.00% 3/1/41	6,564,439	5,590,435
2.50% 1/1/40	3,293,103	2,896,250
2.50% 6/1/41	11,397,562	10,023,729
3.00% 4/1/42	2,574,848	2,300,073
5.00% 11/1/42	5,649,351	5,619,623
Freddie Mac S.F. 30 yr
2.00% 3/1/52	2,093,057	1,704,255
2.50% 10/1/50	4,857,811	4,177,052
2.50% 2/1/51	16,070,366	13,801,197
2.50% 3/1/51	8,488,379	7,269,187
3.00% 11/1/46	2,926,012	2,621,808
3.00% 1/1/50	1,188,378	1,058,233
3.00% 5/1/51	10,658,783	9,576,399
3.50% 12/1/47	1,183,773	1,097,006
3.50% 11/1/48	2,878,187	2,678,508
3.50% 2/1/52	2,054,908	1,869,384
3.50% 4/1/52	4,040,284	3,689,034
4.00% 12/1/45	1,419,010	1,361,574
4.00% 7/1/47	282,425	270,078
4.00% 10/1/47	1,305,979	1,237,160
4.50% 1/1/49	4,718,415	4,617,932
4.50% 3/1/49	298,533	292,436
4.50% 4/1/49	1,433,879	1,407,254
4.50% 8/1/49	3,085,603	3,044,213
5.00% 7/1/52	8,451,491	8,372,581
5.50% 9/1/41	2,979,887	3,093,263
5.50% 9/1/52	8,357,375	8,453,908
5.50% 11/1/52	9,459,754	9,498,919
GNMA I S.F. 30 yr 3.00% 3/15/50	741,228	658,262
GNMA II S.F. 30 yr
3.00% 12/20/51	5,266,371	4,705,639
3.00% 1/20/52	10,078,076	8,974,228
5.00% 9/20/52	2,867,628	2,842,217
5.50% 5/20/37	111,355	115,868
5.50% 6/20/49	5,916,313	6,031,533
Total Agency Mortgage-Backed Securities (Cost $522,319,324)		471,333,357
AGENCY OBLIGATIONS–0.04%
Airport Authority
2.50% 1/12/32	605,000	495,567
3.25% 1/12/52	595,000	420,738
Total Agency Obligations (Cost $1,194,032)		916,305

LVIP Delaware Diversified Income Fund–7

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CONVERTIBLE BONDS–0.80%
Kaman Corp. 3.25% exercise price $3.25, maturity date 5/1/24	5,311,000	$ 4,936,575
Liberty Broadband Corp.
1.25% exercise price $1.25, maturity date 9/30/50	9,640,000	9,302,600
2.75% exercise price $2.75, maturity date 9/30/50	365,000	355,492
Spirit Airlines, Inc. 1.00% exercise price $1.00, maturity date 5/15/26	3,153,000	2,538,165
Total Convertible Bonds (Cost $17,728,286)		17,132,832
CORPORATE BONDS–38.09%
Aerospace & Defense–0.28%
Boeing Co.
3.25% 2/1/28	2,935,000	2,665,368
3.75% 2/1/50	4,955,000	3,401,899
		6,067,267
Agriculture–0.02%
**†πMHP Lux SA 6.25% 9/19/29	785,000	363,094
		363,094
Airlines–1.66%
Azul Investments LLP
5.88% 10/26/24	600,000	482,750
7.25% 6/15/26	545,000	333,370
Delta Air Lines, Inc.
7.00% 5/1/25	7,857,000	8,029,388
7.38% 1/15/26	1,830,000	1,869,784
Gol Finance SA 8.00% 6/30/26	755,000	448,899
Grupo Aeromexico SAB de CV 8.50% 3/17/27	7,650,000	6,756,798
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50% 6/20/27	6,916,946	6,876,840
United Airlines, Inc.
4.38% 4/15/26	3,735,000	3,462,069
4.63% 4/15/29	8,693,000	7,568,958
		35,828,856
Auto Manufacturers–0.45%
Ford Motor Credit Co. LLC
2.30% 2/10/25	620,000	565,986
2.90% 2/16/28	1,500,000	1,238,879
2.90% 2/10/29	900,000	718,884
4.54% 8/1/26	2,554,000	2,353,268
General Motors Co. 5.00% 10/1/28	2,289,000	2,192,253
μGeneral Motors Financial Co., Inc. 5.70% 9/30/30	2,175,000	1,840,865
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Auto Manufacturers (continued)
Kia Corp. 2.38% 2/14/25	760,000	$ 705,080
		9,615,215
Auto Parts & Equipment–0.22%
Aptiv PLC 3.10% 12/1/51	7,302,000	4,315,386
Nemak SAB de CV 3.63% 6/28/31	695,000	543,653
		4,859,039
Banks–8.67%
Access Bank PLC
6.13% 9/21/26	590,000	452,589
μ9.13% 10/7/26	585,000	418,041
Akbank TAS 6.80% 2/6/26	720,000	694,060
Banco Continental SAECA 2.75% 12/10/25	1,160,000	1,033,850
Banco de Bogota SA
4.38% 8/3/27	275,000	249,700
6.25% 5/12/26	240,000	235,222
Banco de Credito e Inversiones SA 3.50% 10/12/27	745,000	685,757
Banco del Estado de Chile 2.70% 1/9/25	530,000	499,458
μBanco GNB Sudameris SA 7.50% 4/16/31	620,000	447,959
μBanco Industrial SA 4.88% 1/29/31	450,000	421,875
μBanco Mercantil del Norte SA 8.38% 10/14/30	405,000	401,435
Banco Nacional de Panama 2.50% 8/11/30	360,000	288,540
μBancolombia SA 7.14% 10/18/27	605,000	595,481
μBangkok Bank PCL 5.00% 9/23/25	600,000	568,498
μBank Hapoalim BM 3.26% 1/21/32	1,065,000	916,411
Bank Leumi Le-Israel BM
μ3.28% 1/29/31	425,000	376,074
5.13% 7/27/27	810,000	802,349
μBank of America Corp.
2.48% 9/21/36	15,825,000	11,627,582
2.68% 6/19/41	2,165,000	1,456,397
4.38% 1/27/27	1,105,000	935,859
6.20% 11/10/28	4,240,000	4,377,680
Bank of Montreal 1.85% 5/1/25	65,000	60,717
Bank of New York Mellon Corp.
μ4.70% 9/20/25	4,870,000	4,675,833
5.80% 10/25/28	933,000	964,764
μBarclays PLC 7.33% 11/2/26	2,200,000	2,278,749

LVIP Delaware Diversified Income Fund–8

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
μBBVA Bancomer S.A. 5.88% 9/13/34	770,000	$ 711,117
CIMB Bank Bhd 2.13% 7/20/27	605,000	529,490
μCitigroup, Inc. 5.61% 9/29/26	3,410,000	3,424,585
Citizens Bank NA 6.06% 10/24/25	3,645,000	3,686,037
μCredit Suisse Group AG
2.59% 9/11/25	3,660,000	3,235,661
4.50% 9/3/30	1,565,000	877,676
6.44% 8/11/28	2,395,000	2,181,117
μDeutsche Bank AG 3.73% 1/14/32	3,692,000	2,707,025
Emirates NBD Bank PJSC
2.63% 2/18/25	330,000	312,263
μ6.13% 4/9/26	555,000	540,010
μFifth Third Bancorp
4.34% 4/25/33	878,000	802,192
6.36% 10/27/28	2,000	2,058
Fifth Third Bank NA 5.85% 10/27/25	3,780,000	3,818,175
μFirst Abu Dhabi Bank PJSC 4.50% 4/5/26	555,000	531,177
Hana Bank 1.25% 12/16/26	635,000	545,306
Huntington National Bank
μ4.55% 5/17/28	1,000,000	964,869
5.65% 1/10/30	1,465,000	1,476,184
ICICI Bank Ltd. 4.00% 3/18/26	445,000	423,193
μItau Unibanco Holding SA 3.88% 4/15/31	635,000	577,494
μJPMorgan Chase & Co.
1.76% 11/19/31	4,395,000	3,331,711
1.95% 2/4/32	3,515,000	2,688,708
2.52% 4/22/31	2,905,000	2,377,123
2.58% 4/22/32	2,175,000	1,742,262
3.11% 4/22/41	1,290,000	937,475
3.11% 4/22/51	2,205,000	1,444,683
3.70% 5/6/30	230,000	206,282
3.88% 7/24/38	2,915,000	2,419,441
4.60% 2/1/25	55,000	48,469
4.85% 7/25/28	8,685,000	8,465,994
5.00% 8/1/24	2,495,000	2,282,752
KeyBank NA 5.85% 11/15/27	1,720,000	1,775,350
μKeyCorp 4.79% 6/1/33	4,180,000	3,946,709
Morgan Stanley
μ0.50% 10/26/29	3,350,000	2,874,435
μ1.79% 2/13/32	175,000	131,523
μ1.93% 4/28/32	2,765,000	2,086,266
μ2.48% 9/16/36	21,715,000	15,746,225
6.14% 10/16/26	1,475,000	1,506,469
μ6.30% 10/18/28	2,525,000	2,606,569
6.34% 10/18/33	1,475,000	1,545,512
μNBK SPC Ltd. 1.63% 9/15/27	1,305,000	1,145,790
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
μPNC Financial Services Group, Inc.
5.67% 10/28/25	2,140,000	$ 2,162,762
6.20% 9/15/27	1,845,000	1,803,026
QNB Finance Ltd. 2.63% 5/12/25	845,000	797,849
Shinhan Bank Co. Ltd. 3.88% 3/24/26	590,000	550,461
μShinhan Financial Group Co. Ltd. 3.34% 2/5/30	690,000	631,512
State Street Corp.
μ2.20% 2/7/28	2,150,000	1,931,207
5.75% 11/4/26	480,000	491,338
5.82% 11/4/28	335,000	345,946
SVB Financial Group
1.80% 2/2/31	1,505,000	1,097,944
μ4.00% 5/15/26	6,755,000	4,458,435
μ4.10% 2/15/31	4,850,000	2,775,758
μ4.57% 4/29/33	6,515,000	5,764,404
Toronto-Dominion Bank 4.11% 6/8/27	4,670,000	4,514,257
Truist Bank
2.25% 3/11/30	4,195,000	3,401,556
μ2.64% 9/17/29	10,165,000	9,506,179
Truist Financial Corp.
μ4.95% 9/1/25	2,750,000	2,629,275
6.12% 10/28/33	1,294,000	1,361,420
U.S. Bancorp
μ2.49% 11/3/36	1,685,000	1,282,237
3.38% 2/5/24	4,245,000	4,169,164
3.60% 9/11/24	2,640,000	2,584,174
3.95% 11/17/25	4,130,000	4,029,153
5.73% 10/21/26	1,515,000	1,543,041
U.S. Bank NA 3.40% 7/24/23	2,360,000	2,338,452
μUBS Group AG 0.25% 11/5/28	1,650,000	1,442,066
μWells Fargo & Co. 4.81% 7/25/28	3,505,000	3,423,321
		187,155,194
Beverages–0.09%
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 5.25% 4/27/29	745,000	694,504
Cia Cervecerias Unidas SA 3.35% 1/19/32	540,000	455,447
Coca-Cola Icecek AS 4.50% 1/20/29	795,000	690,915
		1,840,866
Biotechnology–0.28%
Royalty Pharma PLC
1.75% 9/2/27	5,390,000	4,562,060

LVIP Delaware Diversified Income Fund–9

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Biotechnology (continued)
Royalty Pharma PLC (continued)
3.35% 9/2/51	2,250,000	$ 1,387,047
		5,949,107
Building Materials–0.34%
Cemex SAB de CV 7.38% 6/5/27	605,000	620,881
GCC SAB de CV 3.61% 4/20/32	760,000	632,500
Holcim Finance Luxembourg SA
0.50% 4/23/31	1,800,000	1,431,870
0.63% 4/6/30	1,700,000	1,409,892
Standard Industries, Inc. 3.38% 1/15/31	2,925,000	2,201,072
UltraTech Cement Ltd. 2.80% 2/16/31	805,000	639,817
West China Cement Ltd. 4.95% 7/8/26	365,000	304,866
		7,240,898
Chemicals–1.14%
Braskem Netherlands Finance BV 4.50% 1/31/30	475,000	403,968
Celanese U.S. Holdings LLC
6.05% 3/15/25	3,740,000	3,725,449
6.17% 7/15/27	750,000	739,745
GC Treasury Center Co. Ltd. 5.20% 3/30/52	640,000	508,378
ICL Group Ltd. 6.38% 5/31/38	605,000	591,552
MEGlobal Canada ULC 5.00% 5/18/25	535,000	525,370
Methanex Corp. 5.25% 12/15/29	5,515,000	4,893,208
OCP SA
3.75% 6/23/31	440,000	367,840
5.13% 6/23/51	295,000	223,129
6.88% 4/25/44	305,000	287,292
**†πPhosagro OAO Via Phosagro Bond Funding DAC 3.95% 4/24/23	705,000	541,842
Sasol Financing USA LLC 6.50% 9/27/28	800,000	724,795
Sherwin-Williams Co. 3.30% 5/15/50	6,015,000	4,111,258
Westlake Corp. 3.13% 8/15/51	11,475,000	7,064,888
		24,708,714
Coal–0.04%
Indika Energy Capital IV Pte. Ltd. 8.25% 10/22/25	865,000	852,629
		852,629
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Commercial Services–0.36%
Ashtead Capital, Inc. 2.45% 8/12/31	4,810,000	$ 3,713,043
Bidvest Group U.K. PLC 3.63% 9/23/26	825,000	740,438
Hutama Karya Persero PT 3.75% 5/11/30	300,000	269,962
International Container Terminal Services, Inc. 4.75% 6/17/30	1,165,000	1,014,831
^Rutas 2 & 7 Finance Ltd. 0.00% 9/30/36	984,666	618,720
United Rentals North America, Inc. 3.88% 2/15/31	1,639,000	1,373,957
		7,730,951
Computers–0.05%
CA Magnum Holdings 5.38% 10/31/26	575,000	523,956
Lenovo Group Ltd. 6.54% 7/27/32	675,000	653,689
		1,177,645
Cosmetics & Personal Care–0.01%
Natura &Co. Luxembourg Holdings Sarl 6.00% 4/19/29	350,000	306,318
		306,318
Diversified Financial Services–2.09%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2.45% 10/29/26	2,070,000	1,810,094
3.00% 10/29/28	2,305,000	1,931,072
4.50% 9/15/23	860,000	854,351
6.50% 7/15/25	2,870,000	2,908,108
Air Lease Corp.
2.88% 1/15/26	3,870,000	3,580,739
2.88% 1/15/32	4,270,000	3,392,217
3.00% 2/1/30	5,465,000	4,557,663
3.38% 7/1/25	1,255,000	1,187,005
μ4.13% 12/15/26	5,260,000	3,603,100
4.63% 10/1/28	3,740,000	3,498,174
5.85% 12/15/27	1,265,000	1,263,562
Aviation Capital Group LLC 3.50% 11/1/27	5,545,000	4,843,210
μCharles Schwab Corp. 5.38% 6/1/25	4,755,000	4,650,390
Jefferies Financial Group, Inc.
2.63% 10/15/31	5,310,000	4,050,678
6.50% 1/20/43	750,000	730,687
Jefferies Group LLC/Jefferies Group Capital Finance, Inc. 4.15% 1/23/30	2,135,000	1,906,028

LVIP Delaware Diversified Income Fund–10

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
XP, Inc. 3.25% 7/1/26	415,000	$ 372,981
		45,140,059
Electric–3.91%
Abu Dhabi National Energy Co. PJSC 2.00% 4/29/28	820,000	727,268
μAES Andes SA 7.13% 3/26/79	700,000	665,933
Alfa Desarrollo SpA 4.55% 9/27/51	727,339	552,509
Berkshire Hathaway Energy Co. 2.85% 5/15/51	7,555,000	4,946,110
Calpine Corp.
4.50% 2/15/28	896,000	799,213
5.00% 2/1/31	2,905,000	2,437,016
5.13% 3/15/28	855,000	762,910
CenterPoint Energy, Inc. 4.25% 11/1/28	1,560,000	1,462,408
Cikarang Listrindo Tbk PT 4.95% 9/14/26	775,000	722,524
Consorcio Transmantaro SA 5.20% 4/11/38	695,000	626,369
Duke Energy Carolinas LLC 3.95% 11/15/28	2,965,000	2,844,861
μDuke Energy Corp. 4.88% 9/16/24	3,480,000	3,175,500
Duke Energy Indiana LLC 3.25% 10/1/49	2,480,000	1,720,724
Enel Finance America LLC 2.88% 7/12/41	3,145,000	1,886,615
Entergy Arkansas LLC 4.20% 4/1/49	1,930,000	1,579,189
Entergy Louisiana LLC 4.95% 1/15/45	545,000	483,175
Entergy Mississippi LLC 3.85% 6/1/49	2,400,000	1,831,761
Entergy Texas, Inc. 3.55% 9/30/49	1,380,000	990,119
Evergy Kansas Central, Inc. 3.45% 4/15/50	2,250,000	1,628,341
FirstEnergy Transmission LLC 4.55% 4/1/49	15,000	12,137
Indianapolis Power & Light Co. 5.65% 12/1/32	1,880,000	1,928,098
Israel Electric Corp. Ltd. 3.75% 2/22/32	750,000	655,980
JSW Hydro Energy Ltd. 4.13% 5/18/31	725,700	604,872
Louisville Gas & Electric Co. 4.25% 4/1/49	5,265,000	4,365,245
Minejesa Capital BV 5.63% 8/10/37	545,000	424,286
Mong Duong Finance Holdings BV 5.13% 5/7/29	838,000	695,606
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Nevada Power Co. 5.90% 5/1/53	2,875,000	$ 3,064,098
NextEra Energy Capital Holdings, Inc.
3.00% 1/15/52	1,990,000	1,299,174
5.00% 7/15/32	2,250,000	2,206,669
Oglethorpe Power Corp. 3.75% 8/1/50	3,049,000	2,186,528
Oryx Funding Ltd. 5.80% 2/3/31	810,000	770,807
Pacific Gas & Electric Co.
2.10% 8/1/27	925,000	789,979
3.25% 6/1/31	825,000	670,603
3.30% 8/1/40	6,427,000	4,351,515
PacifiCorp 5.35% 12/1/53	1,030,000	1,019,389
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.13% 5/15/27	475,000	456,000
5.25% 5/15/47	528,000	445,500
PG&E Corp. 5.25% 7/1/30	2,640,000	2,402,400
μSempra Energy 4.88% 10/15/25	1,155,000	1,068,005
Sociedad de Transmision Austral SA 4.00% 1/27/32	585,000	505,334
Southern California Edison Co.
3.45% 2/1/52	2,806,000	1,996,274
3.65% 2/1/50	3,245,000	2,369,903
4.00% 4/1/47	1,745,000	1,363,674
4.88% 3/1/49	4,680,000	4,115,230
Southern Co. 5.70% 10/15/32	1,595,000	1,631,630
Southwestern Electric Power Co. 4.10% 9/15/28	8,995,000	8,525,360
Vistra Operations Co. LLC 5.13% 5/13/25	4,660,000	4,556,175
		84,323,016
Energy-Alternate Sources–0.12%
Energo-Pro AS 8.50% 2/4/27	1,030,000	940,874
Greenko Power II Ltd. 4.30% 12/13/28	615,975	515,003
Sweihan PV Power Co. PJSC 3.63% 1/31/49	610,824	489,423
UEP Penonome II SA 6.50% 10/1/38	849,416	621,135
		2,566,435
Engineering & Construction–0.35%
μAbertis Infraestructuras Finance BV 3.25% 11/24/25	3,000,000	2,710,378
Aeropuertos Argentina 2000 SA 8.50% 8/1/31	1,007,543	843,817
Cellnex Finance Co. SA 3.88% 7/7/41	3,639,000	2,489,076

LVIP Delaware Diversified Income Fund–11

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Engineering & Construction (continued)
IHS Holding Ltd. 5.63% 11/29/26	945,000	$ 780,098
Summit Digitel Infrastructure Ltd. 2.88% 8/12/31	1,035,000	795,182
		7,618,551
Entertainment–0.08%
Warnermedia Holdings, Inc. 5.14% 3/15/52	2,320,000	1,686,562
		1,686,562
Food–0.15%
Indofood CBP Sukses Makmur Tbk PT 3.54% 4/27/32	680,000	554,415
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 3.00% 2/2/29	2,627,000	2,174,222
MARB BondCo PLC 3.95% 1/29/31	565,000	433,685
		3,162,322
Forest Products & Paper–0.25%
Georgia-Pacific LLC 8.00% 1/15/24	5,305,000	5,463,793
		5,463,793
Gas–0.38%
Atmos Energy Corp.
2.85% 2/15/52	1,680,000	1,087,121
5.75% 10/15/52	3,000,000	3,131,483
ENN Energy Holdings Ltd. 2.63% 9/17/30	905,000	732,581
SouthernGas Capital Corp. 5.15% 9/15/32	3,227,000	3,167,064
		8,118,249
Health Care Products–0.22%
Baxter International, Inc. 3.13% 12/1/51	3,516,000	2,269,147
GE HealthCare Technologies, Inc.
5.60% 11/15/25	1,255,000	1,262,732
5.65% 11/15/27	1,255,000	1,269,684
		4,801,563
Health Care Services–0.45%
Centene Corp. 3.38% 2/15/30	1,980,000	1,673,833
Humana, Inc.
5.75% 3/1/28	2,007,000	2,049,214
5.88% 3/1/33	535,000	552,283
Tenet Healthcare Corp.
4.25% 6/1/29	3,400,000	2,945,420
6.13% 10/1/28	2,760,000	2,471,083
		9,691,833
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Holding Companies-Diversified–0.03%
Inversiones La Construccion SA 4.75% 2/7/32	765,000	$ 623,112
		623,112
Housewares–0.04%
Turkiye Sise ve Cam Fabrikalari AS 6.95% 3/14/26	850,000	827,558
		827,558
Insurance–1.54%
AIA Group Ltd. 3.38% 4/7/30	505,000	443,896
Aon Corp./Aon Global Holdings PLC 2.90% 8/23/51	18,100,000	11,511,592
Athene Holding Ltd.
3.45% 5/15/52	4,320,000	2,651,761
3.95% 5/25/51	1,925,000	1,298,905
Berkshire Hathaway Finance Corp. 3.85% 3/15/52	6,190,000	4,933,727
Brighthouse Financial, Inc.
3.85% 12/22/51	5,110,000	3,225,623
4.70% 6/22/47	1,945,000	1,422,781
5.63% 5/15/30	1,610,000	1,531,232
μMetLife, Inc. 3.85% 9/15/25	2,875,000	2,670,156
Prudential Financial, Inc. 3.70% 3/13/51	3,275,000	2,499,054
Sagicor Financial Co. Ltd. 5.30% 5/13/28	1,050,000	983,671
		33,172,398
Internet–0.17%
Alibaba Group Holding Ltd. 2.70% 2/9/41	665,000	424,031
Amazon.com, Inc. 2.50% 6/3/50	2,540,000	1,600,736
JD.com, Inc. 3.88% 4/29/26	980,000	928,130
Tencent Holdings Ltd.
2.88% 4/22/31	485,000	403,613
3.68% 4/22/41	540,000	397,060
		3,753,570
Investment Companies–0.06%
Huarong Finance 2017 Co. Ltd. 4.25% 11/7/27	200,000	170,410
Huarong Finance 2019 Co. Ltd. 3.88% 11/13/29	605,000	476,422
MDGH GMTN RSC Ltd. 5.50% 4/28/33	585,000	617,526
		1,264,358
Iron & Steel–0.09%
CSN Resources SA 5.88% 4/8/32	670,000	559,901
**†πMetinvest BV 7.75% 10/17/29	1,080,000	540,000

LVIP Delaware Diversified Income Fund–12

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Iron & Steel (continued)
Vale Overseas Ltd. 3.75% 7/8/30	875,000	$ 765,565
		1,865,466
Leisure Time–0.27%
Carnival Corp.
4.00% 8/1/28	1,105,000	901,028
7.63% 3/1/26	3,934,000	3,118,068
Royal Caribbean Cruises Ltd. 5.50% 4/1/28	2,400,000	1,915,308
		5,934,404
Lodging–0.16%
MGM China Holdings Ltd.
4.75% 2/1/27	970,000	858,152
5.25% 6/18/25	340,000	319,749
Sands China Ltd.
3.75% 8/8/31	990,000	779,027
4.30% 1/8/26	750,000	692,093
Studio City Finance Ltd. 6.50% 1/15/28	1,170,000	908,528
		3,557,549
Machinery Construction & Mining–0.00%
Caterpillar, Inc. 2.60% 4/9/30	50,000	43,468
		43,468
Media–1.75%
Altice Financing SA 5.00% 1/15/28	665,000	535,325
Charter Communications Operating LLC/Charter Communications Operating Capital
3.70% 4/1/51	4,060,000	2,468,755
3.85% 4/1/61	6,270,000	3,626,319
4.80% 3/1/50	1,635,000	1,186,927
5.05% 3/30/29	5,770,000	5,428,633
Comcast Corp.
3.20% 7/15/36	3,645,000	2,954,802
3.75% 4/1/40	835,000	688,645
CSC Holdings LLC 4.63% 12/1/30	1,680,000	928,425
Discovery Communications LLC
4.00% 9/15/55	1,325,000	796,155
4.13% 5/15/29	11,195,000	9,701,196
5.20% 9/20/47	1,755,000	1,303,651
Time Warner Cable Enterprises LLC 8.38% 3/15/23	2,495,000	2,510,582
Time Warner Cable LLC 7.30% 7/1/38	5,775,000	5,728,639
		37,858,054
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Mining–1.10%
AngloGold Ashanti Holdings PLC 3.38% 11/1/28	960,000	$ 836,837
Antofagasta PLC 5.63% 5/13/32	455,000	446,262
Corp. Nacional del Cobre de Chile
3.70% 1/30/50	800,000	595,338
4.25% 7/17/42	200,000	164,943
First Quantum Minerals Ltd.
6.88% 10/15/27	470,000	440,965
7.50% 4/1/25	485,000	472,070
FMG Resources August Pty. Ltd. 6.13% 4/15/32	6,250,000	5,828,750
Freeport Indonesia PT
5.32% 4/14/32	600,000	550,340
6.20% 4/14/52	345,000	301,189
Newmont Corp.
2.25% 10/1/30	3,720,000	2,989,912
2.60% 7/15/32	2,205,000	1,755,426
2.80% 10/1/29	7,585,000	6,448,274
Novelis Corp. 4.75% 1/30/30	1,445,000	1,281,086
Stillwater Mining Co. 4.00% 11/16/26	655,000	574,762
Vedanta Resources Finance II PLC 8.95% 3/11/25	1,145,000	777,169
Volcan Cia Minera SAA 4.38% 2/11/26	384,000	330,834
		23,794,157
Miscellaneous Manufacturing–0.44%
Eaton Corp. 4.15% 3/15/33	3,490,000	3,244,365
Teledyne Technologies, Inc.
2.25% 4/1/28	3,910,000	3,366,617
2.75% 4/1/31	3,420,000	2,796,537
		9,407,519
Office Business Equipment–0.24%
CDW LLC/CDW Finance Corp.
2.67% 12/1/26	1,120,000	994,356
3.28% 12/1/28	4,860,000	4,160,938
		5,155,294
Oil & Gas–1.80%
BP Capital Markets America, Inc. 2.72% 1/12/32	2,625,000	2,187,832
μBP Capital Markets PLC 4.88% 3/22/30	6,940,000	6,072,500
Canacol Energy Ltd. 5.75% 11/24/28	845,000	746,384
CNX Resources Corp. 6.00% 1/15/29	4,420,000	4,067,037
Ecopetrol SA
4.63% 11/2/31	760,000	580,518
5.88% 11/2/51	550,000	369,887

LVIP Delaware Diversified Income Fund–13

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Energean Israel Finance Ltd. 4.88% 3/30/26	685,000	$ 632,186
Geopark Ltd. 5.50% 1/17/27	610,000	524,445
KazMunayGas National Co. JSC
4.75% 4/19/27	220,000	202,620
5.38% 4/24/30	550,000	491,354
Kosmos Energy Ltd. 7.75% 5/1/27	1,070,000	892,172
MC Brazil Downstream Trading Sarl 7.25% 6/30/31	535,000	441,163
Medco Laurel Tree Pte. Ltd. 6.95% 11/12/28	785,000	695,101
Murphy Oil Corp. 5.88% 12/1/27	3,525,000	3,392,072
Oil & Gas Holding Co. BSCC 7.63% 11/7/24	404,000	410,432
PDC Energy, Inc. 5.75% 5/15/26	2,280,000	2,176,420
Pertamina Persero PT 3.65% 7/30/29	410,000	375,197
Petrobras Global Finance BV 6.75% 6/3/50	510,000	445,144
Petroleos Mexicanos
6.70% 2/16/32	165,000	129,566
6.75% 9/21/47	839,000	535,281
7.69% 1/23/50	255,000	176,434
Petronas Capital Ltd. 3.50% 4/21/30	500,000	455,790
PTTEP Treasury Center Co. Ltd. 2.59% 6/10/27	730,000	647,152
SA Global Sukuk Ltd. 2.69% 6/17/31	590,000	503,607
Saudi Arabian Oil Co.
1.63% 11/24/25	200,000	182,163
3.50% 11/24/70	415,000	281,292
4.25% 4/16/39	880,000	785,580
Southwestern Energy Co. 7.75% 10/1/27	4,000,000	4,076,483
Tengizchevroil Finance Co. International Ltd. 2.63% 8/15/25	472,000	404,037
Thaioil Treasury Center Co. Ltd. 2.50% 6/18/30	741,000	578,377
Tullow Oil PLC 10.25% 5/15/26	651,000	522,102
Valero Energy Corp. 3.65% 12/1/51	5,496,000	3,880,197
YPF SA 6.95% 7/21/27	1,480,000	1,048,462
		38,908,987
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas Services–0.04%
Guara Norte Sarl 5.20% 6/15/34	1,069,920	$ 905,264
		905,264
Packaging & Containers–0.22%
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC 3.25% 9/1/28	3,934,000	3,341,717
Klabin Austria GmbH 3.20% 1/12/31	595,000	476,000
SAN Miguel Industrias Pet SA/NG PET R&P Latin America SA 3.50% 8/2/28	995,000	845,575
		4,663,292
Pharmaceuticals–1.73%
AbbVie, Inc. 4.05% 11/21/39	6,371,000	5,453,253
Bausch Health Cos., Inc.
11.00% 9/30/28	1,669,000	1,301,561
14.00% 10/15/30	333,000	197,684
CVS Health Corp.
1.88% 2/28/31	615,000	482,408
2.70% 8/21/40	4,745,000	3,278,177
3.75% 4/1/30	1,535,000	1,391,727
4.78% 3/25/38	9,625,000	8,767,740
5.05% 3/25/48	4,900,000	4,397,970
Takeda Pharmaceutical Co. Ltd.
3.03% 7/9/40	1,845,000	1,353,966
3.18% 7/9/50	7,631,000	5,146,643
Teva Pharmaceutical Finance Netherlands III BV
5.13% 5/9/29	475,000	423,010
6.75% 3/1/28	510,000	497,250
Viatris, Inc.
1.65% 6/22/25	595,000	538,887
2.70% 6/22/30	3,640,000	2,845,877
4.00% 6/22/50	845,000	520,636
Zoetis, Inc. 5.40% 11/14/25	725,000	739,484
		37,336,273
Pipelines–2.19%
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 6.00% 2/1/29	3,383,000	3,103,939
EIG Pearl Holdings Sarl 3.55% 8/31/36	910,000	761,586
Energy Transfer LP
5.75% 2/15/33	1,005,000	983,252
6.25% 4/15/49	8,940,000	8,313,077
μ6.50% 11/15/26	5,670,000	4,876,200

LVIP Delaware Diversified Income Fund–14

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Enterprise Products Operating LLC
3.20% 2/15/52	8,295,000	$ 5,435,270
3.30% 2/15/53	4,245,000	2,823,697
Galaxy Pipeline Assets Bidco Ltd. 2.94% 9/30/40	932,701	748,864
KazTransGas JSC 4.38% 9/26/27	901,000	813,080
Kinder Morgan, Inc. 3.60% 2/15/51	2,360,000	1,625,479
NuStar Logistics LP
5.63% 4/28/27	420,000	392,724
6.38% 10/1/30	4,436,000	4,101,813
ONEOK, Inc. 7.50% 9/1/23	5,305,000	5,364,325
Sabine Pass Liquefaction LLC 5.75% 5/15/24	3,000	3,001
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.00% 1/15/28	3,540,000	3,377,013
Tennessee Gas Pipeline Co. LLC 2.90% 3/1/30	4,768,000	3,993,653
Transportadora de Gas del Sur SA 6.75% 5/2/25	570,000	528,165
		47,245,138
Real Estate–0.12%
Agile Group Holdings Ltd. 5.50% 5/17/26	655,000	293,828
China Evergrande Group 10.00% 4/11/23	1,020,000	68,136
CIFI Holdings Group Co. Ltd.
5.25% 5/13/26	250,000	64,202
6.45% 11/7/24	795,000	206,874
Country Garden Holdings Co. Ltd.
4.20% 2/6/26	459,000	278,530
7.25% 4/8/26	495,000	312,276
Goodman HK Finance 4.38% 6/19/24	795,000	777,019
μMAF Global Securities Ltd. 7.88% 6/30/27	550,000	553,982
		2,554,847
Real Estate Investment Trusts–1.15%
American Homes 4 Rent LP 3.63% 4/15/32	2,910,000	2,447,792
CIBANCO SA Institucion de Banca Multiple Trust CIB/3332 4.38% 7/22/31	780,000	580,623
Crown Castle, Inc.
1.05% 7/15/26	3,225,000	2,786,412
2.10% 4/1/31	6,149,000	4,846,294
Digital Realty Trust LP
4.45% 7/15/28	1,330,000	1,259,169
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Digital Realty Trust LP (continued)
5.55% 1/15/28	2,315,000	$ 2,330,306
Iron Mountain Information Management Services, Inc. 5.00% 7/15/32	5,345,000	4,440,094
Iron Mountain, Inc. 5.25% 7/15/30	1,704,000	1,480,776
Trust Fibra Uno 4.87% 1/15/30	840,000	721,350
VICI Properties LP 4.95% 2/15/30	3,840,000	3,655,363
VICI Properties LP/VICI Note Co., Inc. 5.75% 2/1/27	265,000	258,312
		24,806,491
Retail–0.10%
Alsea SAB de CV 7.75% 12/14/26	730,000	724,014
Arcos Dorados BV 6.13% 5/27/29	555,000	537,789
Future Retail Ltd. 5.60% 1/22/25	905,000	27,150
InRetail Consumer 3.25% 3/22/28	985,000	846,986
		2,135,939
Semiconductors–0.46%
Broadcom, Inc. 3.47% 4/15/34	3,600,000	2,871,837
Entegris Escrow Corp. 4.75% 4/15/29	2,145,000	1,956,105
NXP BV/NXP Funding LLC/NXP USA, Inc.
3.13% 2/15/42	1,965,000	1,331,862
4.30% 6/18/29	739,000	688,969
5.55% 12/1/28	845,000	843,868
SK Hynix, Inc.
1.50% 1/19/26	700,000	606,625
2.38% 1/19/31	710,000	520,547
TSMC Global Ltd. 4.63% 7/22/32	1,070,000	1,053,590
		9,873,403
Software–0.23%
Autodesk, Inc. 2.40% 12/15/31	4,365,000	3,486,865
Oracle Corp.
5.80% 11/10/25	490,000	500,969
6.15% 11/9/29	1,050,000	1,089,864
		5,077,698

LVIP Delaware Diversified Income Fund–15

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Sovereign–0.01%
**†πState Agency of Roads of Ukraine 6.25% 6/24/30	855,000	$ 144,922
		144,922
Telecommunications–2.26%
Altice France SA 5.50% 10/15/29	2,535,000	1,933,014
America Movil SAB de CV 4.70% 7/21/32	810,000	777,330
AT&T, Inc.
3.50% 6/1/41	2,994,000	2,232,728
3.50% 9/15/53	12,055,000	8,136,356
Axian Telecom 7.38% 2/16/27	705,000	613,350
=Century Communication Ltd. 9.50% 3/1/49	2,500,000	0
Connect Finco SARL/Connect U.S. Finco LLC 6.75% 10/1/26	3,520,000	3,262,194
CT Trust 5.13% 2/3/32	990,000	869,311
Frontier Communications Holdings LLC 5.88% 10/15/27	2,200,000	2,042,854
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.74% 3/20/25	1,198,126	1,184,001
T-Mobile USA, Inc.
3.00% 2/15/41	2,650,000	1,869,904
3.75% 4/15/27	4,155,000	3,913,560
Turkcell Iletisim Hizmetleri AS 5.80% 4/11/28	900,000	773,910
**†πVEON Holdings BV 3.38% 11/25/27	1,410,000	961,326
Verizon Communications, Inc.
2.55% 3/21/31	2,055,000	1,689,947
2.88% 11/20/50	1,945,000	1,219,436
3.40% 3/22/41	3,635,000	2,733,165
4.50% 8/10/33	12,400,000	11,602,509
Vmed O2 U.K. Financing I PLC 4.25% 1/31/31	3,560,000	2,881,873
		48,696,768
Transportation–0.17%
Burlington Northern Santa Fe LLC 2.88% 6/15/52	2,790,000	1,860,015
Lima Metro Line 2 Finance Ltd. 4.35% 4/5/36	833,947	741,238
Misc Capital Two Labuan Ltd. 3.75% 4/6/27	1,150,000	1,041,994
		3,643,247
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Trucking & Leasing–0.01%
DAE Funding LLC 1.55% 8/1/24	300,000	$ 278,793
		278,793
Water–0.10%
American Water Capital Corp. 4.45% 6/1/32	2,305,000	2,205,211
		2,205,211
Total Corporate Bonds (Cost $958,872,192)		822,001,356
LOAN AGREEMENTS–3.15%
•Advantage Sales & Marketing, Inc. 8.28% (LIBOR03M + 4.50%) 10/28/27	3,409	2,806
•Amentum Government Services Holdings LLC 8.54% (SOFR CME01M + 4.00%) 2/15/29	5,974,975	5,808,812
•Amynta Agency Borrower, Inc. 11.00% (PRIME03M + 4.00%) 2/28/25	1,055,000	1,007,525
•Applied Systems, Inc.
9.08% (SOFR CME03M + 4.50%) 9/19/24	951,698	947,539
11.33% (SOFR CME03M + 6.75%) 9/17/27	4,170,870	4,123,948
•Bausch & Lomb, Inc. 7.84% (SOFR CME01M + 3.25%) 5/10/27	2,134,275	2,026,238
•Berry Global, Inc. 6.02% (LIBOR01M + 1.75%) 7/1/26	1,352,288	1,339,996
•BW Gas & Convenience Holdings LLC 7.88% (LIBOR01M + 3.50%) 3/31/28	678,355	651,221
•Calpine Corp.
6.39% (LIBOR01M + 2.00%) 4/5/26	579,000	570,859
6.89% (LIBOR01M + 2.50%) 12/16/27	459,482	454,262
•Camelot U.S. Acquisition LLC 7.38% (LIBOR01M + 3.00%) 10/30/26	1,087,635	1,069,961
•Castlelake Aviation Ltd. 7.52% (LIBOR03M + 2.75%) 10/22/26	1,154,337	1,142,585
•Charter Communications Operating LLC/Charter Communications Operating Capital 6.14% (LIBOR01M + 1.75%) 2/1/27	1,129,237	1,101,210

LVIP Delaware Diversified Income Fund–16

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
•Connect Finco SARL/Connect U.S. Finco LLC 7.89% (LIBOR01M + 3.50%) 12/11/26	1,273,003	$ 1,256,555
•Core & Main LP 6.49% (LIBOR03M + 2.50%) 7/27/28	1,442,542	1,421,351
•Ensemble RCM LLC 8.05% (LIBOR03M + 3.750%) 8/3/26	1,955	1,929
•Entegris, Inc. 7.58% (SOFRTE03M + 3.00%) 7/6/29	2,130,000	2,122,013
•Epicor Software Corp.
7.63% (LIBOR01M + 3.25%) 7/30/27	1,246,511	1,194,382
12.13% (LIBOR01M + 7.75%) 7/31/28	1,500,000	1,475,250
•Frontier Communications Corp. 8.50% (LIBOR03M + 3.75%) 5/1/28	2,344,146	2,231,135
•Hamilton Projects Acquiror LLC 9.23% (LIBOR03M + 4.50%) 6/17/27	1,143,602	1,124,070
•Hexion Holdings Corp. 8.93% (SOFRTE03M + 4.50%) 3/15/29	2,227,179	1,906,465
•Hub International Ltd. 7.53% (LIBOR03M + 3.00%) 4/25/25	947,635	936,188
•Informatica LLC 7.19% (LIBOR01M + 2.75%) 10/27/28	1,091,750	1,068,823
•LSF9 Atlantis Holdings LLC 11.83% (SOFR CME03M + 7.25%) 3/31/29	3,579,687	3,470,507
•Mileage Plus Holdings LLC 10.00% (LIBOR03M + 5.25%) 6/21/27	1,825,721	1,875,471
•Organon & Co. 7.75% (LIBOR03M + 3.00%) 6/2/28	3,239,975	3,203,525
•Pacific Gas & Electric Co. 7.44% (LIBOR01M + 3.00%) 6/23/25	1,804,177	1,787,832
•Peraton Corp. 8.13% (LIBOR01M + 3.75%) 2/1/28	2,064,271	2,012,230
•Pilot Travel Centers LLC 6.42% (SOFR CME01M + 2.00%) 8/4/28	618,006	610,127
•PQ Corp. 6.91% (LIBOR03M + 2.50%) 6/9/28	1,750	1,720
•RealPage, Inc. 7.38% (LIBOR01M + 3.00%) 4/24/28	1,181,030	1,120,798
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
•Russell Investments U.S. Inst'l Holdco, Inc. 7.88% (LIBOR01M + 3.50%) 5/30/25	10	$ 9
•Ryan Specialty Group LLC 7.42% (SOFR CME01M + 3.00%) 9/1/27	1,124,125	1,114,761
•Sinclair Television Group, Inc. 8.17% (SOFR CME01M + 3.75%) 4/21/29	2,599,431	2,464,911
•Standard Industries, Inc. 6.43% (LIBOR03M + 2.25%) 9/22/28	4,238,441	4,182,451
•Summit Materials Cos. I LLC 6.38% (LIBOR01M + 2.00%) 11/21/24	7	7
•TransDigm, Inc. 6.98% (LIBOR03M + 2.25%) 12/9/25	1,191,600	1,175,609
•TricorBraun Holdings, Inc. 7.63% (LIBOR01M + 3.25%) 3/3/28	2,463	2,345
•Ultimate Software Group, Inc.
7.00% (LIBOR03M + 3.25%) 5/4/26	1,968,342	1,869,925
8.13% (LIBOR01M + 3.75%) 5/4/26	1,617,626	1,556,965
•Vertical U.S. Newco, Inc. 6.76% (LIBOR06M + 3.50%) 7/30/27	598	574
•ViaSat, Inc. 8.94% (SOFR CME01M + 4.50%) 3/2/29	4,785,950	4,646,870
•Vistra Operations Co. LLC 6.11% (LIBOR01M + 1.75%) 12/31/25	1,937,257	1,918,330
Total Loan Agreements (Cost $69,065,953)		68,000,090
MUNICIPAL BONDS–0.33%
Commonwealth of Puerto Rico
^Series A 0.00% 7/1/24	292,711	271,291
Series A1 4.00% 7/1/35	635,810	535,091
Series A1 4.00% 7/1/37	675,370	552,497
GDB Debt Recovery Authority of Puerto Rico 7.50% 8/20/40	6,659,882	5,561,001
South Carolina Public Service Authority Series D 4.77% 12/1/45	340,000	281,367
Total Municipal Bonds (Cost $8,215,518)		7,201,247
NON-AGENCY ASSET-BACKED SECURITIES–2.75%
American Tower Trust Series 13 2A 3.07% 3/15/48	3,070,000	3,051,889

LVIP Delaware Diversified Income Fund–17

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Apex Credit CLO Ltd. Series 2018-1A A2 5.39% (LIBOR03M + 1.03%) 4/25/31	6,200,000	$ 6,069,081
φCiticorp Residential Mortgage Trust Series 2006-3 A5 4.71% 11/25/36	443,423	422,880
Diamond Infrastructure Funding LLC Series 2021-1A A 1.76% 4/15/49	9,000,000	7,371,781
Domino's Pizza Master Issuer LLC Series 2021-1A A2I 2.66% 4/25/51	14,775,000	12,288,101
Ford Credit Auto Owner Trust Series 2021-A B 0.70% 10/15/26	240,000	218,305
•Galaxy XXI CLO Ltd. Series 2015-21A AR 5.26% (LIBOR03M + 1.02%) 4/20/31	3,000,000	2,949,210
GM Financial Automobile Leasing Trust Series 2021-1 B 0.54% 2/20/25	360,000	350,407
Hardee's Funding LLC Series 2018-1A A2II 4.96% 6/20/48	1,196,875	1,124,037
JPMorgan Chase Bank NA Series 2021-3 B 0.76% 2/26/29	1,299,816	1,225,109
•Man GLG U.S. CLO Series 2018-1A A1R 5.38% (LIBOR03M + 1.14%) 4/22/30	8,200,000	8,010,113
PFS Financing Corp. Series 2021-A A 0.71% 4/15/26	3,550,000	3,340,301
•Saranac CLO VII Ltd. Series 2014-2A A1AR 5.91% (LIBOR03M + 1.23%) 11/20/29	2,174,931	2,153,360
•Signal Peak CLO 5 Ltd. Series 2018-5A A 5.47% (LIBOR03M + 1.11%) 4/25/31	4,600,000	4,542,762
UNIFY Auto Receivables Trust Series 2021-1A A3 0.51% 6/16/25	1,599,472	1,582,591
•Venture 42 CLO Ltd. Series 2021-42A A1A 5.21% (LIBOR03M + 1.13%) 4/15/34	3,370,000	3,257,739
•Zais CLO 17 Ltd. Series 2021-17A A1A 5.57% (LIBOR03M + 1.33%) 10/20/33	1,500,000	1,466,386
Total Non-Agency Asset-Backed Securities (Cost $64,585,487)		59,424,052
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–2.02%
Citicorp Mortgage Securities Trust Series 2006-3 1A9 5.75% 6/25/36	28,202	$ 24,677
•Federal National Mortgage Association Connecticut Avenue Securities Series 2022-R01 1M2 5.83% (SOFR30A + 1.90%) 12/25/41	2,600,000	2,471,480
•Flagstar Mortgage Trust Series 2021-2 A6 2.50% 4/25/51	975,640	840,422
•GS Mortgage-Backed Securities Corp. Trust Series 2021-PJ4 A8 2.50% 9/25/51	4,006,342	3,451,088
•GS Mortgage-Backed Securities Trust Series 2021-PJ7 A2 2.50% 1/25/52	4,218,695	3,394,402
•JP Morgan Mortgage Trust
Series 2014-2 B1 3.41% 6/25/29	218,218	186,477
Series 2014-2 B2 3.41% 6/25/29	81,567	69,703
Series 2015-4 B1 3.55% 6/25/45	626,511	544,962
Series 2015-4 B2 3.55% 6/25/45	449,453	390,951
Series 2016-4 B1 3.81% 10/25/46	387,939	342,936
Series 2016-4 B2 3.81% 10/25/46	713,760	630,960
Series 2017-1 B3 3.45% 1/25/47	1,500,130	1,266,323
Series 2017-2 A3 3.50% 5/25/47	128,042	110,703
Series 2020-2 A3 3.50% 7/25/50	196,174	169,767
Series 2020-5 A3 3.00% 12/25/50	1,649,657	1,379,639
Series 2020-7 A3 3.00% 1/25/51	772,802	644,787
Series 2021-1 A3 2.50% 6/25/51	1,438,584	1,159,296
Series 2021-10 A3 2.50% 12/25/51	2,842,617	2,290,750
Series 2021-11 A3 2.50% 1/25/52	7,797,238	6,283,478
Series 2021-13 B1 3.14% 4/25/52	3,199,678	2,352,347
•JP Morgan Trust
Series 2015-1 B2 4.69% 12/25/44	760,623	738,135
Series 2015-5 B2 4.86% 5/25/45	645,884	633,394

LVIP Delaware Diversified Income Fund–18

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•JP Morgan Trust (continued)
Series 2015-6 B1 3.53% 10/25/45	403,628	$ 356,257
Series 2015-6 B2 3.53% 10/25/45	391,014	343,426
•Morgan Stanley Residential Mortgage Loan Trust
Series 2020-1 A2A 2.50% 12/25/50	742,854	591,912
Series 2021-4 A3 2.50% 7/25/51	1,423,670	1,142,829
•New Residential Mortgage Loan Trust Series 2018-RPL1 A1 3.50% 12/25/57	293,069	273,055
•RCKT Mortgage Trust
Series 2021-1 A1 2.50% 3/25/51	1,429,533	1,147,536
Series 2021-6 A1 2.50% 12/25/51	2,758,199	2,214,101
•Sequoia Mortgage Trust
Series 2015-1 B2 3.91% 1/25/45	284,303	261,764
Series 2015-2 B2 3.77% 5/25/45	2,599,093	2,331,789
Series 2017-5 B1 3.79% 8/25/47	3,183,082	2,767,299
Series 2020-4 A2 2.50% 11/25/50	996,664	783,100
•Towd Point Mortgage Trust
Series 2017-1 A1 2.75% 10/25/56	62,065	60,537
Series 2017-2 A1 2.75% 4/25/57	34,436	33,571
Series 2017-4 M1 3.25% 6/25/57	1,505,000	1,286,447
Series 2018-1 A1 3.00% 1/25/58	307,116	293,355
•Wells Fargo Mortgage-Backed Securities Trust Series 2020-1 A1 3.00% 12/25/49	320,467	267,644
Total Non-Agency Collateralized Mortgage Obligations (Cost $52,636,939)		43,531,299
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–9.04%
BANK
•Series 2017-BNK5 B 3.90% 6/15/60	1,500,000	1,334,877
Series 2017-BNK7 A5 3.44% 9/15/60	2,645,000	2,441,925
Series 2019-BN20 A3 3.01% 9/15/62	2,540,000	2,227,006
Series 2019-BN21 A5 2.85% 10/17/52	6,160,000	5,341,112
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BANK (continued)
Series 2019-BN23 A3 2.92% 12/15/52	4,500,000	$ 3,916,744
Series 2020-BN26 A4 2.40% 3/15/63	5,000,000	4,192,399
Series 2022-BNK39 A4 2.93% 2/15/55	4,977,000	4,219,824
•Series 2022-BNK39 B 3.24% 2/15/55	1,600,000	1,189,205
•Series 2022-BNK39 C 3.27% 2/15/55	1,426,000	989,399
•Series 2022-BNK40 B 3.39% 3/15/64	3,200,000	2,513,486
•Series 2022-BNK41 A4 3.79% 4/15/65	2,250,000	2,051,809
Benchmark Mortgage Trust
Series 2020-B17 A5 2.29% 3/15/53	2,750,000	2,296,876
Series 2020-B19 A5 1.85% 9/15/53	5,190,000	4,183,080
Series 2020-B20 A5 2.03% 10/15/53	16,819,000	13,614,446
Series 2020-B21 A5 1.98% 12/17/53	2,450,000	1,965,119
Series 2020-B22 A5 1.97% 1/15/54	4,450,000	3,561,111
Series 2021-B24 A5 2.58% 3/15/54	4,435,000	3,701,381
Series 2021-B29 A5 2.39% 9/15/54	2,000,000	1,625,969
•Series 2022-B32 B 3.20% 1/15/55	3,150,000	2,410,797
•Series 2022-B32 C 3.45% 1/15/55	3,950,000	2,925,138
•Series 2022-B33 B 3.62% 3/15/55	1,600,000	1,231,638
•Series 2022-B33 C 3.62% 3/15/55	1,600,000	1,136,325
•BMO Mortgage Trust Series 2022-C1 A5 3.37% 2/17/55	1,400,000	1,216,347
Cantor Commercial Real Estate Lending
Series 2019-CF1 A5 3.79% 5/15/52	5,060,000	4,521,281
Series 2019-CF2 A5 2.87% 11/15/52	6,500,000	5,539,455
Series 2019-CF3 A4 3.01% 1/15/53	3,650,000	3,139,084
CD Mortgage Trust
Series 2016-CD2 A3 3.25% 11/10/49	11,497,976	10,728,695
Series 2019-CD8 A4 2.91% 8/15/57	2,650,000	2,310,473
CFCRE Commercial Mortgage Trust Series 2016-C7 A3 3.84% 12/10/54	5,695,000	5,360,401

LVIP Delaware Diversified Income Fund–19

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust Series 2015-GC27 A5 3.14% 2/10/48	2,780,000	$ 2,627,039
COMM Mortgage Trust
Series 2013-CR6 AM 3.15% 3/10/46	3,050,000	2,963,395
Series 2014-CR19 A5 3.80% 8/10/47	9,707,000	9,371,955
Series 2014-CR20 AM 3.94% 11/10/47	7,775,000	7,269,766
Series 2015-3BP A 3.18% 2/10/35	3,960,000	3,663,255
Series 2015-CR23 A4 3.50% 5/10/48	1,910,000	1,812,613
DB-JPM Mortgage Trust Series 2016-C1 A4 3.28% 5/10/49	1,790,000	1,661,734
GS Mortgage Securities Trust
Series 2017-GS5 A4 3.67% 3/10/50	2,980,000	2,753,968
Series 2017-GS6 A3 3.43% 5/10/50	4,410,000	4,072,983
Series 2019-GC39 A4 3.57% 5/10/52	820,000	740,837
Series 2019-GC42 A4 3.00% 9/1/52	13,750,000	11,982,218
Series 2020-GC47 A5 2.38% 5/12/53	6,020,000	4,922,774
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2013-LC11 B 3.50% 4/15/46	2,445,000	2,075,317
Series 2015-JP1 A5 3.91% 1/15/49	1,590,000	1,512,559
Series 2016-JP2 A4 2.82% 8/15/49	4,995,000	4,569,200
Series 2016-JP2 AS 3.06% 8/15/49	3,095,000	2,761,112
JPM-BB Commercial Mortgage Securities Trust Series 2015-C31 A3 3.80% 8/15/48	2,947,300	2,793,383
JPM-DB Commercial Mortgage Securities Trust
Series 2016-C2 A4 3.14% 6/15/49	2,080,000	1,920,278
Series 2017-C7 A5 3.41% 10/15/50	3,425,000	3,136,767
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C17 A5 3.74% 8/15/47	1,640,000	1,578,453
Series 2015-C26 A5 3.53% 10/15/48	1,970,000	1,854,394
Series 2016-C29 A4 3.33% 5/15/49	1,620,000	1,507,025
		Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust
Series 2019-L3 A4 3.13% 11/15/52		2,400,000	$ 2,092,500
Series 2020-HR8 A4 2.04% 7/15/53		8,415,000	6,769,128
•UBS-Barclays Commercial Mortgage Trust Series 2013-C5 B 3.65% 3/10/46		1,000,000	974,249
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18 A5 3.41% 12/15/47		1,175,000	1,113,457
Series 2015-NXS3 A4 3.62% 9/15/57		1,250,000	1,177,793
Series 2016-BNK1 A3 2.65% 8/15/49		2,575,000	2,325,472
Series 2020-C58 A4 2.09% 7/15/53		1,540,000	1,236,084
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $228,631,246)			195,125,110
SOVEREIGN BONDS–1.47%
Albania—0.02%
Albania Government International Bonds 3.50% 6/16/27	EUR	350,000	332,508
			332,508
Angola—0.04%
Angolan Government International Bonds
8.25% 5/9/28		306,000	278,093
8.25% 5/9/28		353,000	320,806
8.75% 4/14/32		200,000	172,860
			771,759
Argentina—0.02%
Argentina Government International Bonds
φ0.50% 7/9/30		1,460,820	393,968
1.00% 7/9/29		65,195	17,306
φ1.50% 7/9/35		318,160	80,700
			491,974
Azerbaijan—0.02%
Azerbaijan International Bonds 3.50% 9/1/32		563,000	468,698
			468,698
Bahrain—0.03%
Bahrain Government International Bonds 7.38% 5/14/30		600,000	609,084
			609,084

LVIP Delaware Diversified Income Fund–20

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
SOVEREIGN BONDS (continued)
Bermuda—0.06%
Bermuda Government International Bonds
5.00% 7/15/32	850,000	$ 844,180
5.00% 7/15/32	430,000	426,846
		1,271,026
Brazil—0.05%
Brazil Government International Bonds
3.88% 6/12/30	709,000	615,295
4.75% 1/14/50	525,000	367,206
		982,501
Chile—0.04%
Chile Government International Bonds
3.10% 5/7/41	544,000	390,776
3.50% 1/25/50	701,000	505,157
		895,933
Colombia—0.08%
Colombia Government International Bonds
3.25% 4/22/32	1,421,000	1,033,348
4.13% 2/22/42	326,000	203,774
5.00% 6/15/45	442,000	300,695
5.20% 5/15/49	300,000	204,326
		1,742,143
Costa Rica—0.01%
Costa Rica Government International Bonds 5.63% 4/30/43	200,000	163,569
		163,569
Dominican Republic—0.08%
Dominican Republic International Bonds
4.88% 9/23/32	1,475,000	1,224,340
5.30% 1/21/41	300,000	231,487
5.50% 2/22/29	200,000	184,022
		1,639,849
Ecuador—0.02%
Ecuador Government International Bonds
^0.00% 7/31/30	66,179	25,847
φ2.50% 7/31/35	612,686	281,675
φ5.50% 7/31/30	233,793	150,228
		457,750
Egypt—0.05%
Egypt Government International Bonds
5.75% 5/29/24	475,000	451,867
8.70% 3/1/49	1,079,000	717,982
		1,169,849
		Principal Amount°	Value (U.S. $)
SOVEREIGN BONDS (continued)
El Salvador—0.01%
El Salvador Government International Bonds 7.12% 1/20/50		609,000	$ 235,005
			235,005
Gabon—0.01%
Gabon Government International Bonds 6.63% 2/6/31		275,000	224,538
			224,538
Ghana—0.01%
Ghana Government International Bonds 7.88% 3/26/27		456,000	173,581
			173,581
Guatemala—0.03%
Guatemala Government Bonds
4.88% 2/13/28		387,000	372,157
5.25% 8/10/29		350,000	335,965
			708,122
Honduras—0.01%
Honduras Government International Bonds 6.25% 1/19/27		200,000	175,964
			175,964
Indonesia—0.03%
Indonesia Government International Bonds
4.63% 4/15/43		230,000	207,258
4.65% 9/20/32		400,000	391,134
Perusahaan Penerbit SBSN Indonesia III 3.55% 6/9/51		200,000	151,474
			749,866
Ivory Coast—0.06%
Ivory Coast Government International Bonds
4.88% 1/30/32	EUR	200,000	168,527
6.13% 6/15/33		1,182,000	1,049,025
			1,217,552
Jordan—0.01%
Jordan Government International Bonds 5.75% 1/31/27		244,000	234,557
			234,557
Kazakhstan—0.02%
Kazakhstan Government International Bonds 6.50% 7/21/45		450,000	466,452
			466,452

LVIP Delaware Diversified Income Fund–21

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
SOVEREIGN BONDS (continued)
Kenya—0.02%
Kenya Government International Bonds
6.30% 1/23/34		200,000	$ 153,600
8.00% 5/22/32		400,000	340,680
			494,280
Lebanon—0.00%
‡Lebanon Government International Bonds 6.25% 5/27/22		1,351,000	77,953
			77,953
Macedonia—0.01%
North Macedonia Government International Bonds 3.68% 6/3/26	EUR	250,000	246,083
			246,083
Mexico—0.06%
Mexico Government International Bonds
3.50% 2/12/34		1,232,000	985,931
4.88% 5/19/33		300,000	275,383
			1,261,314
Morocco—0.02%
Morocco Government International Bonds
1.38% 3/30/26	EUR	300,000	291,061
2.38% 12/15/27		200,000	173,809
			464,870
Nigeria—0.03%
Nigeria Government International Bonds
7.88% 2/16/32		652,000	490,128
8.38% 3/24/29		250,000	206,875
			697,003
Oman—0.03%
Oman Government International Bonds 6.75% 1/17/48		630,000	589,399
			589,399
Pakistan—0.00%
Pakistan Government International Bonds 7.38% 4/8/31		200,000	70,000
			70,000
Panama—0.07%
Panama Bonos del Tesoro 3.36% 6/30/31		200,000	161,000
Panama Government International Bonds 3.75% 4/17/26		1,411,000	1,327,060
			1,488,060
		Principal Amount°	Value (U.S. $)
SOVEREIGN BONDS (continued)
Paraguay—0.06%
Paraguay Government International Bonds
2.74% 1/29/33		524,000	$ 419,366
4.95% 4/28/31		500,000	483,189
5.40% 3/30/50		445,000	383,454
			1,286,009
Peru—0.06%
Peruvian Government International Bonds
2.39% 1/23/26		596,000	548,596
2.84% 6/20/30		644,000	543,980
5.63% 11/18/50		182,000	179,711
			1,272,287
Qatar—0.07%
Qatar Government International Bonds
4.00% 3/14/29		675,000	663,350
4.40% 4/16/50		869,000	794,921
			1,458,271
Romania—0.01%
Romania Government International Bonds
2.63% 12/2/40	EUR	114,000	67,913
3.38% 1/28/50	EUR	214,000	131,618
			199,531
Saudi Arabia—0.04%
Saudi Government International Bonds
3.25% 11/17/51		380,000	273,783
3.63% 3/4/28		730,000	696,223
			970,006
Senegal—0.03%
Senegal Government International Bonds 6.75% 3/13/48		873,000	613,569
			613,569
Serbia—0.02%
Serbia International Bonds 3.13% 5/15/27	EUR	400,000	367,701
			367,701
South Africa—0.04%
South Africa Government International Bonds
4.85% 9/30/29		296,000	263,440
5.75% 9/30/49		701,000	512,922
			776,362
Sri Lanka—0.01%
Sri Lanka Government International Bonds
6.20% 5/11/27		742,000	229,337
7.55% 3/28/30		200,000	61,816
			291,153

LVIP Delaware Diversified Income Fund–22

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
SOVEREIGN BONDS (continued)
Trinidad And Tobago—0.01%
Trinidad & Tobago Government International Bonds 4.50% 6/26/30		250,000	$ 236,529
			236,529
Turkey—0.06%
Hazine Mustesarligi Varlik Kiralama AS 5.13% 6/22/26		350,000	319,781
Turkey Government International Bonds 7.63% 4/26/29		922,000	867,473
			1,187,254
Ukraine—0.01%
**†πUkraine Government International Bonds 7.75% 9/1/28		1,434,000	295,461
			295,461
Uruguay—0.03%
Uruguay Government International Bonds 4.38% 1/23/31		563,110	559,326
			559,326
Uzbekistan—0.07%
Republic of Uzbekistan International Bonds
4.75% 11/16/28		380,000	303,536
5.38% 2/20/29		1,094,000	1,012,519
Uzbekneftegaz JSC 4.75% 11/16/28		250,000	199,695
			1,515,750
Total Sovereign Bonds (Cost $41,592,731)			31,600,451
SUPRANATIONAL BANK–0.01%
Banque Ouest Africaine de Developpement 2.75% 1/22/33	EUR	300,000	241,108
Total Supranational Bank (Cost $361,892)			241,108
U.S. TREASURY OBLIGATIONS–12.65%
U.S. Treasury Bonds
2.25% 8/15/46		37,530,000	26,559,805
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Bonds (continued)
2.25% 2/15/52	3,480,000	$ 2,419,959
2.88% 5/15/52	28,275,000	22,655,344
3.00% 8/15/52	10,465,000	8,622,179
3.38% 8/15/42	5,640,000	5,040,750
4.00% 11/15/42	2,165,000	2,119,670
4.00% 11/15/52	8,755,000	8,767,312
•U.S. Treasury Floating Rate Notes 4.54% 10/31/24 (USBMMY3M + 4.40%)	74,885,000	74,801,375
U.S. Treasury Notes
2.75% 8/15/32	8,780,000	7,995,287
3.88% 11/30/27	7,570,000	7,528,602
3.88% 11/30/29	9,580,000	9,515,634
4.00% 12/15/25	705,000	700,484
4.00% 10/31/29	1,580,000	1,580,494
4.13% 10/31/27	33,065,000	33,186,411
4.13% 11/15/32	44,885,000	45,803,740
4.38% 10/31/24	2,315,000	2,308,399
4.50% 11/15/25	6,365,000	6,403,289
^U.S. Treasury Strip Principal 0.00% 5/15/44	16,860,000	6,920,037
Total U.S. Treasury Obligations (Cost $295,198,133)		272,928,771

	Number of Shares
COMMON STOCK–0.03%
=†Grupo Aeromexico SAB de CV	74,288	616,941
Total Common Stock (Cost $1,214,271)		616,941
MONEY MARKET FUND–3.73%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	80,457,976	80,457,976
Total Money Market Fund (Cost $80,457,976)		80,457,976

TOTAL INVESTMENTS–98.90% (Cost $2,409,066,982)	2,134,213,802

★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.10%	23,734,188
NET ASSETS APPLICABLE TO 248,064,211 SHARES OUTSTANDING–100.00%	$2,157,947,990
LVIP Delaware Diversified Income Fund–23

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
NET ASSET VALUE PER SHARE–LVIP DELAWARE DIVERSIFIED INCOME FUND STANDARD CLASS ($309,106,542 / 35,385,755 Shares)	$8.735
NET ASSET VALUE PER SHARE–LVIP DELAWARE DIVERSIFIED INCOME FUND SERVICE CLASS ($1,848,841,448 / 212,678,456 Shares)	$8.693
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$2,583,394,242
Distributable earnings/(accumulated loss)	(425,446,252)
TOTAL NET ASSETS	$2,157,947,990

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
** Security is in default
† Non-income producing.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2022. Rate will reset at a future date.
^ Zero coupon security. The rate shown is the yield at the time of purchase.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
φ Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2022.
‡ Non-income producing security. Security is currently in default. No interest income is being accrued during the bankruptcy proceedings.
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, or have certain restrictions on resale which may limit their liquidity. At December 31, 2022, the aggregate value of restricted securities was $2,846,645, which represented 0.13% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Restricted Securities
Investment	Date of Acquisition	Cost	Value
Metinvest BV	10/1/2019	$ 784,294	$ 540,000
MHP Lux SA	9/12/2019	778,242	363,094
Phosagro OAO Via Phosagro Bond Funding DAC	1/17/2018	708,863	541,842
State Agency of Roads of Ukraine	6/18/2021	837,381	144,922
Ukraine Government International Bonds	10/16/2015	1,461,256	295,461
VEON Holdings BV	11/18/2020	1,446,422	961,326
Total		$6,016,458	$2,846,645

★ Includes $6,353,000 cash collateral held at broker for futures contracts, $179,994 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $4,679,317 payable for securities purchased, $510,717 payable for fund shares redeemed, $277,114 other accrued expenses payable, $1,619,115 due to manager and affiliates and $297,517 variation margin due to broker on futures contracts as of December 31, 2022.
LVIP Delaware Diversified Income Fund–24

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at December 31, 2022:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
JPMC	EUR	(1,772,000)	USD	1,839,289	2/3/23	$ —	$ (62,058)
TD	EUR	(11,259,540)	USD	11,754,059	1/20/23	—	(316,173)
TD	EUR	1,700,000	USD	(1,807,638)	1/20/23	14,763	—
Total Foreign Currency Exchange Contracts						$14,763	$(378,231)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
260	U.S. Treasury 10 yr Notes	$ 29,197,188	$ 29,279,006	3/22/23	$ —	$(81,818)
(190)	U.S. Treasury 10 yr Ultra Notes	(22,473,438)	(22,504,176)	3/22/23	30,738	—
322	U.S. Treasury 2 yr Notes	66,035,157	65,975,744	3/31/23	59,413	—
176	U.S. Treasury Long Bonds	22,060,500	22,056,767	3/22/23	3,733	—
1,746	U.S. Treasury Note	188,445,235	188,435,985	3/31/23	9,250	—
90	U.S. Treasury Ultra Bonds	12,088,125	12,060,634	3/22/23	27,491	—
Total Futures Contracts					$130,625	$(81,818)
Swap Contracts1
Credit Default Swap (CDS) Contracts
Counterparty/ Reference Obligation/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
Over-The-Counter:
Protection Purchased
JPMC Federative Republic of Brazil 4.25% 01/07/2025 - Quarterly	4,754,000	(1.00%)	6/20/26	$126,728	$104,548	$22,180	$—
Protection Sold
JPMC United Mexican States 4.15% 03/28/2027 - Quarterly	3,900,000	(1.00%)	6/20/26	(6,044)	(3,927)	—	(2,117)
Total CDS Contracts					$100,621	$22,180	$(2,117)
The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022.
[3] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.

Summary of Abbreviations:
BB–Barclays Bank
BMO–Bank of Montreal
CLO–Collateralized Loan Obligation
LVIP Delaware Diversified Income Fund–25

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
Summary of Abbreviations: (continued)
DB-JPM–Deutsche Bank JPMorgan
EUR–Euro
FREMF–Freddie Mac Multifamily
GNMA–Government National Mortgage Association
GS–Goldman Sachs
JPM–JPMorgan
JPM-BB–JPMorgan Barclays Bank
JPMC–JPMorgan Chase
JPM-DB–JPMorgan Deutsche Bank
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
SOFR CME01M–1 Month Chicago Mercantile Exchange Secured Overnight Financing Rate
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
PJSC–Public Joint Stock Company
PRIME03M–3 Month Federal Reserve Prime Lending Rate
REMIC–Real Estate Mortgage Investment Conduits
S.F.–Single Family
SBSN–Surat Berharga Syariah Negara
SOFR CME03M–3 Month Chicago Mercantile Exchange Secured Overnight Financing Rate
SOFRTE03M–3 Month Term Secured Overnight Financing Rate
LIBOR06M–Intercontinental Exchange London Interbank Offered Rate USD 6 Month
SOFR30A–Secured Overnight Financing Rate 30 Days Average
STACR–Structured Agency Credit Risk
TBA–To be announced
TD–Toronto Dominion
USBMMY3M–U.S. Treasury 3 Month Bill Money Market Yield
USD–United States Dollar
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Income Fund–26

LVIP Delaware Diversified Income Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Interest	$ 86,971,611
Foreign taxes withheld	(28,999)
86,942,612
EXPENSES:
Management fees	13,779,664
Distribution fees-Service Class	6,112,317
Shareholder servicing fees	688,130
Accounting and administration expenses	421,119
Professional fees	129,814
Custodian fees	90,399
Trustees’ fees and expenses	79,528
Pricing fees	73,037
Reports and statements to shareholders	39,649
Consulting fees	4,240
Other	50,325
21,468,222
Less:
Expenses reimbursed	(2,542,450)
Total operating expenses	18,925,772
NET INVESTMENT INCOME	68,016,840
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(141,029,745)
Foreign currencies	(478,472)
Foreign currency exchange contracts	3,553,510
Futures contracts	(9,670,785)
Options purchased	(1,377,563)
Options written	731,540
Swap contracts	1,075,248
Net realized loss	(147,196,267)
Net change in unrealized appreciation (depreciation) of:
Investments	(303,560,230)
Foreign currencies	(95,389)
Foreign currency exchange contracts	(203,817)
Futures contracts	183,968
Swap contracts	5,238
Net change in unrealized appreciation (depreciation)	(303,670,230)
NET REALIZED AND UNREALIZED LOSS	(450,866,497)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(382,849,657)
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Income Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 68,016,840	$ 56,581,735
Net realized gain (loss)	(147,196,267)	11,110,306
Net change in unrealized appreciation (depreciation)	(303,670,230)	(111,057,843)
Net decrease in net assets resulting from operations	(382,849,657)	(43,365,802)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(11,275,148)	(30,250,374)
Service Class	(61,766,236)	(175,401,553)
Return of capital:
Standard Class	(266,610)	(55,583)
Service Class	(1,619,450)	(341,438)
	(74,927,444)	(206,048,948)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	36,013,437	61,470,966
Service Class	92,690,768	281,547,227
Reinvestment of dividends and distributions:
Standard Class	11,541,758	30,305,957
Service Class	63,385,686	175,742,991
	203,631,649	549,067,141
Cost of shares redeemed:
Standard Class	(60,266,154)	(56,989,714)
Service Class	(326,741,615)	(192,770,529)
	(387,007,769)	(249,760,243)
Increase (decrease) in net assets derived from capital share transactions	(183,376,120)	299,306,898
NET INCREASE (DECREASE) IN NET ASSETS	(641,153,221)	49,892,148
NET ASSETS:
Beginning of year	2,799,101,211	2,749,209,063
End of year	$2,157,947,990	$2,799,101,211
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Income Fund–27

LVIP Delaware Diversified Income Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Diversified Income Fund Standard Class
	Year Ended
	12/31/22	12/31/21 [1]	12/31/20 [1]	12/31/19 [1]	12/31/18 [1]
Net asset value, beginning of period	$ 10.533	$ 11.560	$ 10.710	$ 9.990	$ 10.540
Income (loss) from investment operations:
Net investment income[2]	0.296	0.247	0.270	0.310	0.340
Net realized and unrealized gain (loss)	(1.756)	(0.402)	0.890	0.710	(0.560)
Total from investment operations	(1.460)	(0.155)	1.160	1.020	(0.220)
Less dividends and distributions from:
Net investment income	(0.310)	(0.553)	(0.310)	(0.300)	(0.330)
Net realized gain	(0.020)	(0.318)	—	—	—
Return of capital	(0.008)	(0.001)	—	—	—
Total dividends and distributions	(0.338)	(0.872)	(0.310)	(0.300)	(0.330)
Net asset value, end of period	$ 8.735	$ 10.533	$ 11.560	$ 10.710	$ 9.990
Total return[3]	(13.86%)	(1.30%)	11.04%	10.43% [4]	(2.12%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 309,107	$385,982	$386,607	$ 348,697	$323,184
Ratio of expenses to average net assets	0.54%	0.56%	0.60%	0.62%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.65%	0.63%	0.64%	0.64%	0.65%
Ratio of net investment income to average net assets	3.12%	2.26%	2.42%	2.92%	3.38%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.01%	2.19%	2.38%	2.90%	3.38%
Portfolio turnover	96%	280%	132%	171%	143%

[1]	The Fund adopted the accounting and performance history of the Delaware VIP Diversified Income Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP Diversified Income Series.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.13% lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Income Fund–28

LVIP Delaware Diversified Income Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Diversified Income Fund Service Class
	Year Ended
	12/31/22	12/31/21 [1]	12/31/20 [1]	12/31/19 [1]	12/31/18 [1]
Net asset value, beginning of period	$ 10.481	$ 11.470	$ 10.630	$ 9.920	$ 10.460
Income (loss) from investment operations:
Net investment income[2]	0.266	0.213	0.230	0.270	0.310
Net realized and unrealized gain (loss)	(1.746)	(0.403)	0.880	0.710	(0.550)
Total from investment operations	(1.480)	(0.190)	1.110	0.980	(0.240)
Less dividends and distributions from:
Net investment income	(0.280)	(0.480)	(0.270)	(0.270)	(0.300)
Net realized gain	(0.020)	(0.318)	—	—	—
Return of capital	(0.008)	(0.001)	—	—	—
Total dividends and distributions	(0.308)	(0.799)	(0.270)	(0.270)	(0.300)
Net asset value, end of period	$ 8.693	$ 10.481	$ 11.470	$ 10.630	$ 9.920
Total return[3]	(14.12%)	(1.62%)	10.69%	10.08% [4]	(2.29%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,848,841	$2,413,119	$2,362,602	$2,199,174	$2,033,837
Ratio of expenses to average net assets	0.84%	0.86%	0.90%	0.92%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.95%	0.93%	0.94%	0.94%	0.95%
Ratio of net investment income to average net assets	2.82%	1.96%	2.12%	2.62%	3.10%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.71%	1.89%	2.08%	2.60%	3.08%
Portfolio turnover	96%	280%	132%	171%	143%

[1]	The Fund adopted the accounting and performance history of the Delaware VIP Diversified Income Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP Diversified Income Series.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.13% lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Income Fund–29

LVIP Delaware Diversified Income Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Diversified Income Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is adiversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund adopted the accounting and performance history of the Delaware VIP Diversified Income Series, a former series of Delaware VIP® Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2021. The Fund commenced on May 1, 2021. Pre-inception information for Standard Class shares and Service Class shares shown is that of the Predecessor Fund’s Standard Class shares and Service Class shares. The Fund and the Predecessor Fund had substantially similar investment goals and strategies.
The Fund’s investment objective is to seek maximum long-term total return, consistent with reasonable risk.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.
 Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other investments including restricted securities, for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   Futures contracts are valued at the daily quoted settlement prices.   Non exchange-traded options are valued at the last reported sale price.   Swap contracts are valued based upon valuations provided by an independent pricing service and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
LVIP Delaware Diversified Income Fund–30

LVIP Delaware Diversified Income Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2022, the value and cost of foreign currency held by the LVIP Delaware Diversified Income Fund is $4,182,216 and $4,297,951 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.65% of the first $500 million of the Fund's average daily net assets; 0.60% of the next $500 million; 0.55% of the next $1.5 billion; and 0.50% of the Fund's average daily net assets in excess of $2.5 billion.   The management fee is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.54% of the Fund’s average daily net assets for the Standard Class and 0.84% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2022, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2024	2025	Total
LIAC	$ 1,633,948	$ 2,542,450	$ 4,176,398
LVIP Delaware Diversified Income Fund–31

LVIP Delaware Diversified Income Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$138,504
Legal	33,605
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $39,569 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.30% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 179,994
Management fees payable to LIAC	1,086,891
Distribution fees payable to LFD	478,274
Shareholder servicing fees payable to Lincoln Life	53,950
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$ 623,287,457
Purchases of U.S. government securities	1,581,020,493
Sales other than U.S. government securities	915,498,935
Sales of U.S. government securities	1,530,219,579
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$2,409,956,984
Aggregate unrealized appreciation of investments and derivatives	$ 8,784,596
Aggregate unrealized depreciation of investments and derivatives	(284,640,827)
Net unrealized depreciation of investments and derivatives	$ (275,856,231)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
LVIP Delaware Diversified Income Fund–32

LVIP Delaware Diversified Income Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Collateralized Mortgage Obligations	$ —	$ 56,397,558	$ —	$ 56,397,558
Agency Commercial Mortgage-Backed Securities	—	7,305,349	—	7,305,349
Agency Mortgage-Backed Securities	—	471,333,357	—	471,333,357
Agency Obligations	—	916,305	—	916,305
Convertible Bonds	—	17,132,832	—	17,132,832
Corporate Bonds
Aerospace & Defense	—	6,067,267	—	6,067,267
Agriculture	—	363,094	—	363,094
Airlines	—	35,828,856	—	35,828,856
Auto Manufacturers	—	9,615,215	—	9,615,215
Auto Parts & Equipment	—	4,859,039	—	4,859,039
Banks	—	187,155,194	—	187,155,194
Beverages	—	1,840,866	—	1,840,866
Biotechnology	—	5,949,107	—	5,949,107
Building Materials	—	7,240,898	—	7,240,898
Chemicals	—	24,708,714	—	24,708,714
Coal	—	852,629	—	852,629
Commercial Services	—	7,730,951	—	7,730,951
Computers	—	1,177,645	—	1,177,645
Cosmetics & Personal Care	—	306,318	—	306,318
Diversified Financial Services	—	45,140,059	—	45,140,059
Electric	—	84,323,016	—	84,323,016
Energy-Alternate Sources	—	2,566,435	—	2,566,435
Engineering & Construction	—	7,618,551	—	7,618,551
Entertainment	—	1,686,562	—	1,686,562
Food	—	3,162,322	—	3,162,322
Forest Products & Paper	—	5,463,793	—	5,463,793
Gas	—	8,118,249	—	8,118,249
Health Care Products	—	4,801,563	—	4,801,563
Health Care Services	—	9,691,833	—	9,691,833
Holding Companies-Diversified	—	623,112	—	623,112
Housewares	—	827,558	—	827,558
Insurance	—	33,172,398	—	33,172,398
LVIP Delaware Diversified Income Fund–33

LVIP Delaware Diversified Income Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Internet	$ —	$ 3,753,570	$ —	$ 3,753,570
Investment Companies	—	1,264,358	—	1,264,358
Iron & Steel	—	1,865,466	—	1,865,466
Leisure Time	—	5,934,404	—	5,934,404
Lodging	—	3,557,549	—	3,557,549
Machinery Construction & Mining	—	43,468	—	43,468
Media	—	37,858,054	—	37,858,054
Mining	—	23,794,157	—	23,794,157
Miscellaneous Manufacturing	—	9,407,519	—	9,407,519
Office Business Equipment	—	5,155,294	—	5,155,294
Oil & Gas	—	38,908,987	—	38,908,987
Oil & Gas Services	—	905,264	—	905,264
Packaging & Containers	—	4,663,292	—	4,663,292
Pharmaceuticals	—	37,336,273	—	37,336,273
Pipelines	—	47,245,138	—	47,245,138
Real Estate	—	2,554,847	—	2,554,847
Real Estate Investment Trusts	—	24,806,491	—	24,806,491
Retail	—	2,135,939	—	2,135,939
Semiconductors	—	9,873,403	—	9,873,403
Software	—	5,077,698	—	5,077,698
Sovereign	—	144,922	—	144,922
Telecommunications	—	48,696,768	—*	48,696,768
Transportation	—	3,643,247	—	3,643,247
Trucking & Leasing	—	278,793	—	278,793
Water	—	2,205,211	—	2,205,211
Loan Agreements	—	68,000,090	—	68,000,090
Municipal Bonds	—	7,201,247	—	7,201,247
Non-Agency Asset-Backed Securities	—	59,424,052	—	59,424,052
Non-Agency Collateralized Mortgage Obligations	—	43,531,299	—	43,531,299
Non-Agency Commercial Mortgage-Backed Securities	—	195,125,110	—	195,125,110
Sovereign Bonds	—	31,600,451	—	31,600,451
Supranational Bank	—	241,108	—	241,108
U.S. Treasury Obligations	—	272,928,771	—	272,928,771
Common Stock	—	—	616,941	616,941
Money Market Fund	80,457,976	—	—	80,457,976
Total Investments	$80,457,976	$2,053,138,885	$616,941	$2,134,213,802
Derivatives:

Assets:
Foreign Currency Exchange Contract	$ —	$ 14,763	$—	$ 14,763
Futures Contracts	$130,625	$ —	$—	$ 130,625
Swap Contract	$ —	$ 22,180	$—	$ 22,180
Liabilities:
Foreign Currency Exchange Contracts	$ —	$(378,231)	$—	$(378,231)
Futures Contract	$ (81,818)	$ —	$—	$ (81,818)
Swap Contract	$ —	$ (2,117)	$—	$ (2,117)

*	Includes securities that have been valued at zero on the "Statement of Net Assets" that are considered to be Level 3 investments in this table.
During the year ended December 31, 2022, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales,defaulted bond income tax accruals,straddle losses, mark-to-market of futures, forwards
LVIP Delaware Diversified Income Fund–34

LVIP Delaware Diversified Income Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
contracts and swap contracts, paydown gain (loss) and premium amortization.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$68,110,800	$200,176,448
Long-term capital gains	4,930,584	5,475,479
Return of capital	1,886,060	397,021
Total	$74,927,444	$206,048,948
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$(149,080,117)
Other temporary differences	(509,904)
Net unrealized depreciation	(275,856,231)
Distributable earnings/(accumulated loss)	$(425,446,252)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2022, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$59,683,661	$89,396,456	$149,080,117
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	3,816,240	5,616,580
Service Class	9,852,686	25,616,446
Shares reinvested:
Standard Class	1,318,760	2,852,754
Service Class	7,277,374	16,642,806
	22,265,060	50,728,586
Shares redeemed:
Standard Class	(6,393,861)	(5,254,413)
Service Class	(34,688,068)	(17,988,288)
	(41,081,929)	(23,242,701)
Net increase (decrease)	(18,816,869)	27,485,885
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
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LVIP Delaware Diversified Income Fund
Notes to Financial Statements (continued)
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts– The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts and foreign cross currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts and foreign cross currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2022, the Fund entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.   At December 31, 2022, the Fund posted $6,353,000 cash collateral for futures contracts.
During the year ended December 31, 2022, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Options Contracts–During the year ended December 31, 2022, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund's overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; as a cash management tool; and to generate income. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.
LVIP Delaware Diversified Income Fund–36

LVIP Delaware Diversified Income Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
During the year ended December 31, 2022, the Fund used options contracts to adjust the Fund's overall exposure to certain markets and to purchase the underlying security for the Fund at a price lower than the current market value of the security by selling put options and to manage the Fund's exposure to changes in foreign currencies.
Swap Contracts–The Fund enters into CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.
Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.
During the year ended December 31, 2022, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to central counterparties for centrally cleared CDS basket trades, as determined by an applicable central counterparty.
As disclosed in the Statement of Net Assets, at December 31, 2022, the notional value of the protection sold was USD 3,900,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement had been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event occurs, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. At December 31, 2022, net unrealized depreciation of the protection sold was $2,117.
CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, by trading these instruments through a central counterparty.
During the year ended December 31, 2022, the Fund used CDS contracts to hedge against credit events and to gain exposure to certain securities or markets.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.
LVIP Delaware Diversified Income Fund–37

LVIP Delaware Diversified Income Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2022 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$ 14,763	Receivables and other assets net of liabilities	$(378,231)
Futures contracts (Interest rate contracts)	Receivables and other assets net of liabilities	130,625	Receivables and other assets net of liabilities	(81,818)
Swap contracts (Credit contracts)	Receivables and other assets net of liabilities	22,180	Receivables and other assets net of liabilities	(2,117)
Total		$167,568		$(462,166)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ 3,553,510	$(203,817)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(903)	—
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(9,669,882)	183,968
Options purchased (Currency contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(1,377,563)	—
Options written (Currency contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	508,035	—
Options written (Interest rate contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	223,505	—
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	1,075,248	5,238
Total		$(5,688,050)	$ (14,611)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$7,141,591	$34,245,149
Futures contracts (average notional value)	261,583,895	68,943,258
Options contracts (average value)	77,100	28,396
CDS contracts (average notional value)*	7,424,769	1,500,000

*Long represents buying protection and short represents selling protection.
LVIP Delaware Diversified Income Fund–38

LVIP Delaware Diversified Income Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
At December 31, 2022, the Fund received cash collateral for certain open bilateral derivatives as follows:
Broker	Cash Collateral
JPMorgan Chase Bank	$49,900
Total	$49,900
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2022, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
JPMorgan Chase Bank	$22,180	$ (64,175)	$ (41,995)
Toronto Dominion Bank	14,763	(316,173)	(301,410)
Total	$36,943	$(380,348)	$(343,405)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
JPMorgan Chase Bank	$ (41,995)	$—	$—	$—	$—	$ (41,995)
Toronto Dominion Bank	(301,410)	—	—	—	—	(301,410)
Total	$(343,405)	$—	$—	$—	$—	$(343,405)

1	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
9. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government
LVIP Delaware Diversified Income Fund–39

LVIP Delaware Diversified Income Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
In February 2022, Russia launched a large-scale invasion of Ukraine, significantly amplifying already existing geo-political tensions. The United States and many other countries have instituted various sanctions against Russian individuals and entities (including corporate and banking). The extent and duration of the military action, sanctions and other punitive actions taken, and resulting future market disruptions – both in Europe and globally – cannot easily be predicted but could be significant and have a severe adverse effect on Russia and Europe in general. In addition, there are significant risks due to the relatively recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions.
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.   Restricted securities have been identified on the Statement of Net Assets.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Change in Independent Registered Public Accounting Firm
On March 4, 2022, the Audit Committee recommended, and on March 7-8, 2022, the Trust’s Board of Trustees approved, the decision to engage Ernst & Young LLP (“EY”) as the independent registered public accounting firm for the Lincoln Variable Insurance Products Trust (the "Trust"), on behalf of LVIP Delaware Diversified Income Fund, LVIP Delaware Limited-Term Diversified Income Fund, LVIP Delaware REIT Fund, LVIP
LVIP Delaware Diversified Income Fund–40

LVIP Delaware Diversified Income Fund
Notes to Financial Statements (continued)
 11. Change in Independent Registered Public Accounting Firm (continued)
Delaware SMID Cap Core Fund, LVIP Delaware U.S. Growth Fund, LVIP Delaware Value Fund and LVIP Delaware High Yield Fund for the fiscal year ended December 31, 2022. The selection of EY does not reflect any disagreements with or dissatisfaction by the Trust or the Board of Trustees with the performance of the Fund’s prior independent registered public accounting firm, Tait, Weller & Baker, LLP.
12. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU was effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the Financial Conduct Authority (FCA), regulator of financial services firms and financial markets in the United Kingdom, announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023. In December 2022, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2022-06, Reference Rate Reform (Topic 848)-Deferral of the Sunset Date of Topic 848. The amendments in this update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management is currently evaluating the impact, if any, of applying this ASU.
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
13. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware Diversified Income Fund–41

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware Diversified Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware Diversified Income Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statements of operations, changes in net assets and financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations, changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
The statement of changes in net assets for the year ended December 31, 2021, and the financial highlights for each of the periods in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated February 28, 2022, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP Delaware Diversified Income Fund–42

LVIP Delaware Diversified Income Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.  The Board concluded that the services provided by LIAC were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022.  The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction.  The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Delaware Diversified Income Fund–43

LVIP Delaware Diversified Income Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an expense limitation for the Fund through April 30, 2023.  The Board concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits.  The Board reviewed materials provided by LIAC as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LIAC and Delaware Investments Fund Advisers (“DIFA”) on behalf of the LVIP Delaware Diversified Income Fund, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement.  The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA.  The Board considered that DIFA uses affiliated investment advisers as sub-subadvisers in connection with the subadvisory services provided to the Fund.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance.  The Board reviewed the LVIP Delaware Diversified Income Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Intermediate Core-Plus Bond funds category and the Bloomberg US Aggregate Bond Total Return USD Index.  The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-year period, above the return of the Morningstar peer group median and the benchmark index for the three- and five-year periods and the same as the return of the Morningstar peer group median and above the benchmark index for the ten-year period.  The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale.  The Board reviewed the subadvisory fee schedule and the management fees of funds with similar investment strategies for which DIFA serves as the investment adviser.  The Board considered that LIAC compensates DIFA from its fees and that the subadvisory fee schedules were negotiated between LIAC and DIFA.  The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Fund.  The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Fund may add to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Delaware Diversified Income Fund–44

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP Delaware Diversified Income Fund–45

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP Delaware Diversified Income Fund–46

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP Delaware Diversified Income Fund–47

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP Delaware Diversified Income Fund–48

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware Diversified Income Fund–49

LVIP Delaware High Yield Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.
In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Delaware High Yield Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware High Yield Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned (11.41%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the ICE BofA U.S. High Yield Constrained Index1, returned (11.21%).
The high yield (HY) market experienced significant volatility in 2022 leading to its worst annual performance since the 2008 global financial crisis. Elevated inflation resulted in an aggressive Federal Reserve tightening policy causing a 465 basis point increase in HY yields during the year. When it was all said and done, the ICE BofA US High Yield Constrained Index returned (-11.21%) for 2022.
As the year progressed, high yield investors were forced to set and reset expectations around economic data and Federal Reserve hawkish rhetoric. Fundamentals gradually deteriorated, recessionary fear grew and default rates began to rise. These negative headwinds resulted in an annual outflow within high yield of (-$32.7) billion. Amidst all the volatility, market participants found no safe havens as negative returns were non-discriminating. BB-rated bonds returned (-10.44%), while B-rated and CCC-rated bonds returned (-10.56%) and (-16.53%) respectively.
Key contributors were underweight and security selection within the retail and consumer goods sectors, as well as security selection within the automotive, technology, and utility sectors. Key detractors were overweight overweight and security selection within the media sector, security selection within the metals & mining sectors, overweight and security selection within the banking sector, security selection within the transportation sector, and security selection within the leisure sector.
Portfolio Managers:
Delaware Investments Fund Advisers:	Adam H. Brown
John P. McCarthy
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware High Yield Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,717 for the Standard Class shares and to $13,351 for the Service Class shares. For comparison, look at how the ICE BofA U.S. High Yield Constrained Index did over the same period. The same $10,000 investment would have increased to $14,715. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
The Fund has adopted the historical performance of the Delaware VIP® High Yield Series, a former series of Delaware VIP® Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2021. The Fund commenced offering Standard Class shares and Service Class shares on May 1, 2021.Therefore, pre-inception historical performance of Standard Class shares and Service Class shares is based on the previous performance of the Predecessor Fund’s Standard Class shares and Service Class shares. The returns presented for periods prior to May 1,2021 reflect the performance of the Predecessor Fund.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 11.41%
Five Years	+ 2.09%
Ten Years	+ 3.21%
Service Class Shares
One Year	- 11.66%
Five Years	+ 1.78%
Ten Years	+ 2.93%

LVIP Delaware High Yield Fund–1

LVIP Delaware High Yield Fund
2022 Annual Report Commentary (unaudited) (continued)
1. The ICE BofA U.S. High Yield Constrained Index tracks the performance of US dollar-denominated high yield corporate debt publicly issued in the US domestic market, but caps individual issuer exposure at 2% of benchmark.
Sub - advisory services provided by Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”) (formerly, Delaware Management Business Trust). MIMBT is a federally registered investment adviser. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (“MBL”), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.
All third-party trademarks are the property of their respective owners.
© 2021 Macquarie Management Holdings, Inc.
LVIP Delaware High Yield Fund–2

LVIP Delaware High Yield Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,029.60	0.74%	$3.79
Service Class Shares	1,000.00	1,027.90	1.04%	5.32
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.50	0.74%	$3.77
Service Class Shares	1,000.00	1,020.00	1.04%	5.30

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware High Yield Fund–3

LVIP Delaware High Yield Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Convertible Bond	0.13%
Corporate Bonds	89.43%
Advertising	0.64%
Aerospace & Defense	1.07%
Airlines	1.67%
Auto Manufacturers	1.98%
Auto Parts & Equipment	0.52%
Banks	3.04%
Building Materials	0.26%
Chemicals	1.91%
Commercial Services	3.19%
Computers	0.76%
Diversified Financial Services	4.63%
Electric	2.66%
Electronics	0.58%
Entertainment	1.73%
Environmental Control	0.42%
Food	0.87%
Forest Products & Paper	0.25%
Health Care Products	1.62%
Health Care Services	4.68%
Housewares	0.02%
Insurance	2.69%
Internet	1.37%
Iron & Steel	0.57%
Leisure Time	3.49%
Lodging	1.02%
Machinery Construction & Mining	0.64%
Machinery Diversified	0.50%
Media	7.44%
Metal Fabricate & Hardware	0.85%
Mining	3.33%
Office Business Equipment	0.76%
Oil & Gas	8.18%
Oil & Gas Services	1.10%
Packaging & Containers	1.03%
Pharmaceuticals	1.51%
Pipelines	4.75%
Real Estate Investment Trusts	0.84%
Retail	5.08%
Semiconductors	1.00%
Software	2.55%
Telecommunications	7.48%
Transportation	0.75%
Loan Agreements	6.94%
Security Type/Sector	Percentage of Net Assets
Municipal Bond	0.50%
Money Market Fund	1.10%
Total Investments	98.10%
Receivables and Other Assets Net of Liabilities	1.90%
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)#
BBB	9.07%
BB	46.30%
B	27.72%
CCC	13.82%
Below CCC	0.32%
Non-Rated	2.77%
Total	100.00%

#	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP Delaware High Yield Fund–4

LVIP Delaware High Yield Fund
Statement of Net Assets
December 31, 2022
	Principal Amount°	Value (U.S. $)
CONVERTIBLE BOND–0.13%
Spirit Airlines, Inc. 1.00% exercise price $1.00, maturity date 5/15/26	245,000	$ 197,225
Total Convertible Bond (Cost $219,260)		197,225
CORPORATE BONDS–89.43%
Advertising–0.64%
CMG Media Corp. 8.88% 12/15/27	1,290,000	970,983
		970,983
Aerospace & Defense–1.07%
Bombardier, Inc. 6.00% 2/15/28	432,000	399,479
TransDigm, Inc. 4.63% 1/15/29	1,395,000	1,226,582
		1,626,061
Airlines–1.67%
Air Canada 3.88% 8/15/26	855,000	757,301
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.75% 4/20/29	583,904	533,663
Delta Air Lines, Inc. 7.38% 1/15/26	459,000	468,979
Grupo Aeromexico SAB de CV 8.50% 3/17/27	895,000	790,501
		2,550,444
Auto Manufacturers–1.98%
Allison Transmission, Inc. 5.88% 6/1/29	785,000	737,194
Ford Motor Co. 4.75% 1/15/43	550,000	394,786
Ford Motor Credit Co. LLC
3.38% 11/13/25	505,000	456,526
4.13% 8/17/27	560,000	501,200
4.54% 8/1/26	510,000	469,917
5.58% 3/18/24	460,000	453,951
		3,013,574
Auto Parts & Equipment–0.52%
Goodyear Tire & Rubber Co. 5.25% 7/15/31	975,000	797,491
		797,491
Banks–3.04%
μBarclays PLC 6.13% 12/15/25	915,000	834,937
μCredit Suisse Group AG 9.75% 6/23/27	975,000	849,291
μDeutsche Bank AG 6.00% 10/30/25	800,000	678,457
Popular, Inc. 6.13% 9/14/23	1,476,000	1,463,085
μSVB Financial Group 4.10% 2/15/31	1,425,000	815,558
		4,641,328
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Building Materials–0.26%
CP Atlas Buyer, Inc. 7.00% 12/1/28	525,000	$ 389,899
		389,899
Chemicals–1.91%
Chemours Co. 5.75% 11/15/28	1,445,000	1,297,942
INEOS Quattro Finance 2 Plc 3.38% 1/15/26	995,000	914,156
Vibrantz Technologies, Inc. 9.00% 2/15/30	930,000	701,835
		2,913,933
Commercial Services–3.19%
ADT Security Corp. 4.13% 8/1/29	970,000	824,942
Ahern Rentals, Inc. 7.38% 5/15/23	470,000	470,000
Gartner, Inc. 4.50% 7/1/28	765,000	713,232
NESCO Holdings II, Inc. 5.50% 4/15/29	920,000	805,000
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.75% 4/15/26	540,000	519,750
Sotheby's/Bidfair Holdings, Inc. 5.88% 6/1/29	925,000	776,723
United Rentals North America, Inc. 3.88% 2/15/31	905,000	758,653
		4,868,300
Computers–0.76%
NCR Corp.
5.00% 10/1/28	460,000	392,166
5.25% 10/1/30	935,000	771,375
		1,163,541
Diversified Financial Services–4.63%
μAerCap Holdings NV 5.88% 10/10/79	1,393,000	1,268,257
μAir Lease Corp. 4.65% 6/15/26	905,000	756,326
Ally Financial, Inc. 8.00% 11/1/31	770,000	794,906
Castlelake Aviation Finance DAC 5.00% 4/15/27	1,470,000	1,279,141
Hightower Holding LLC 6.75% 4/15/29	610,000	509,416
Midcap Financial Issuer Trust 6.50% 5/1/28	1,145,000	984,700
NFP Corp.
6.88% 8/15/28	1,340,000	1,104,534
7.50% 10/1/30	390,000	366,750
		7,064,030
Electric–2.66%
Calpine Corp.
4.63% 2/1/29	320,000	274,577
LVIP Delaware High Yield Fund–5

LVIP Delaware High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Calpine Corp. (continued)
5.00% 2/1/31	1,005,000	$ 843,098
5.13% 3/15/28	565,000	504,146
PG&E Corp. 5.25% 7/1/30	490,000	445,900
μVistra Corp.
7.00% 12/15/26	1,390,000	1,264,807
8.00% 10/15/26	760,000	725,851
		4,058,379
Electronics–0.58%
Sensata Technologies BV 4.00% 4/15/29	1,030,000	888,375
		888,375
Entertainment–1.73%
Caesars Entertainment, Inc.
6.25% 7/1/25	575,000	558,713
8.13% 7/1/27	470,000	461,799
Scientific Games Holdings LP/Scientific Games U.S. FinCo, Inc. 6.63% 3/1/30	955,000	806,688
Scientific Games International, Inc. 7.25% 11/15/29	840,000	806,400
		2,633,600
Environmental Control–0.42%
Madison IAQ LLC 5.88% 6/30/29	935,000	640,848
		640,848
Food–0.87%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 5.50% 1/15/30	525,000	499,548
Pilgrim's Pride Corp. 4.25% 4/15/31	965,000	820,786
		1,320,334
Forest Products & Paper–0.25%
Domtar Corp. 6.75% 10/1/28	439,000	384,390
		384,390
Health Care Products–1.62%
Avantor Funding, Inc. 3.88% 11/1/29	2,185,000	1,834,854
Medline Borrower LP 3.88% 4/1/29	795,000	640,738
		2,475,592
Health Care Services–4.68%
CHS/Community Health Systems, Inc. 4.75% 2/15/31	955,000	693,349
DaVita, Inc. 4.63% 6/1/30	815,000	655,608
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Services (continued)
Encompass Health Corp.
4.63% 4/1/31	310,000	$ 266,450
4.75% 2/1/30	724,000	635,775
Hadrian Merger Sub, Inc. 8.50% 5/1/26	920,000	809,600
HCA, Inc.
5.38% 2/1/25	585,000	584,292
5.88% 2/1/29	513,000	511,397
7.58% 9/15/25	580,000	600,827
ModivCare Escrow Issuer, Inc. 5.00% 10/1/29	980,000	826,434
Surgery Center Holdings, Inc. 10.00% 4/15/27	288,000	293,040
Tenet Healthcare Corp.
4.38% 1/15/30	485,000	419,799
6.13% 10/1/28	505,000	452,137
6.88% 11/15/31	426,000	383,754
		7,132,462
Housewares–0.02%
Scotts Miracle-Gro Co. 4.00% 4/1/31	35,000	26,738
		26,738
Insurance–2.69%
HUB International Ltd. 5.63% 12/1/29	1,365,000	1,192,167
Jones Deslauriers Insurance Management, Inc. 10.50% 12/15/30	1,580,000	1,556,070
USI, Inc. 6.88% 5/1/25	1,400,000	1,348,682
		4,096,919
Internet–1.37%
Arches Buyer, Inc. 6.13% 12/1/28	970,000	778,425
Go Daddy Operating Co. LLC/GD Finance Co., Inc. 3.50% 3/1/29	960,000	803,704
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 4.75% 4/30/27	570,000	501,522
		2,083,651
Iron & Steel–0.57%
ATI, Inc.
4.88% 10/1/29	105,000	92,792
5.13% 10/1/31	880,000	774,927
		867,719
Leisure Time–3.49%
Carnival Corp.
5.75% 3/1/27	2,355,000	1,681,564
6.00% 5/1/29	310,000	206,579

LVIP Delaware High Yield Fund–6

LVIP Delaware High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Leisure Time (continued)
Carnival Corp. (continued)
7.63% 3/1/26	910,000	$ 721,261
Royal Caribbean Cruises Ltd.
5.50% 8/31/26	100,000	84,125
5.50% 4/1/28	3,294,000	2,628,760
		5,322,289
Lodging–1.02%
Boyd Gaming Corp.
4.75% 12/1/27	965,000	898,782
4.75% 6/15/31	755,000	656,850
		1,555,632
Machinery Construction & Mining–0.64%
Terex Corp. 5.00% 5/15/29	1,085,000	975,144
		975,144
Machinery Diversified–0.50%
Granite U.S. Holdings Corp. 11.00% 10/1/27	430,000	453,113
TK Elevator Holdco GmbH 7.63% 7/15/28	386,000	315,174
		768,287
Media–7.44%
AMC Networks, Inc. 4.25% 2/15/29	1,020,000	635,559
CCO Holdings LLC/CCO Holdings Capital Corp.
4.50% 8/15/30	1,215,000	1,003,778
4.50% 5/1/32	230,000	183,080
5.38% 6/1/29	765,000	691,767
6.38% 9/1/29	830,000	779,984
CSC Holdings LLC
4.63% 12/1/30	945,000	522,239
5.00% 11/15/31	895,000	500,037
5.75% 1/15/30	1,450,000	817,785
Cumulus Media New Holdings, Inc. 6.75% 7/1/26	854,000	717,360
Directv Financing LLC/Directv Financing Co.-Obligor, Inc. 5.88% 8/15/27	1,765,000	1,579,075
DISH DBS Corp. 5.75% 12/1/28	860,000	686,388
Gray Escrow II, Inc. 5.38% 11/15/31	1,265,000	911,622
Nexstar Media, Inc. 4.75% 11/1/28	680,000	588,200
Sirius XM Radio, Inc. 4.00% 7/15/28	1,440,000	1,253,232
VZ Secured Financing BV 5.00% 1/15/32	595,000	483,510
		11,353,616
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Metal Fabricate & Hardware–0.85%
Roller Bearing Co. of America, Inc. 4.38% 10/15/29	1,505,000	$ 1,301,373
		1,301,373
Mining–3.33%
Eldorado Gold Corp. 6.25% 9/1/29	935,000	817,968
First Quantum Minerals Ltd.
6.88% 10/15/27	680,000	637,992
7.50% 4/1/25	745,000	725,139
FMG Resources August Pty. Ltd.
5.88% 4/15/30	685,000	638,096
6.13% 4/15/32	310,000	289,106
Novelis Corp.
3.25% 11/15/26	195,000	174,819
3.88% 8/15/31	195,000	159,197
4.75% 1/30/30	1,850,000	1,640,145
		5,082,462
Office Business Equipment–0.76%
CDW LLC/CDW Finance Corp. 3.57% 12/1/31	1,405,000	1,157,771
		1,157,771
Oil & Gas–8.18%
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
5.88% 6/30/29	1,015,000	905,005
7.00% 11/1/26	475,000	460,759
Callon Petroleum Co.
7.50% 6/15/30	975,000	892,125
8.00% 8/1/28	615,000	586,270
CNX Resources Corp. 6.00% 1/15/29	1,420,000	1,306,605
Hilcorp Energy I LP/Hilcorp Finance Co.
6.00% 4/15/30	1,080,000	960,418
6.00% 2/1/31	150,000	129,384
6.25% 4/15/32	553,000	477,192
Laredo Petroleum, Inc. 7.75% 7/31/29	875,000	787,573
Murphy Oil Corp. 6.38% 7/15/28	1,705,000	1,641,139
Occidental Petroleum Corp.
4.20% 3/15/48	55,000	42,233
4.40% 4/15/46	208,000	162,452
4.40% 8/15/49	415,000	323,870
4.50% 7/15/44	215,000	170,695
6.45% 9/15/36	455,000	464,100
6.60% 3/15/46	385,000	396,161
6.63% 9/1/30	310,000	320,348

LVIP Delaware High Yield Fund–7

LVIP Delaware High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
PDC Energy, Inc. 5.75% 5/15/26	1,167,000	$ 1,113,983
Southwestern Energy Co.
5.38% 2/1/29	155,000	143,694
5.38% 3/15/30	1,315,000	1,199,305
		12,483,311
Oil & Gas Services–1.10%
USA Compression Partners LP/USA Compression Finance Corp.
6.88% 4/1/26	140,000	134,301
6.88% 9/1/27	815,000	762,025
Weatherford International Ltd. 8.63% 4/30/30	820,000	787,453
		1,683,779
Packaging & Containers–1.03%
@ARD Finance SA 6.50% 6/30/27	583,004	405,498
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC 3.25% 9/1/28	200,000	169,889
Clydesdale Acquisition Holdings, Inc.
6.63% 4/15/29	155,000	147,366
8.75% 4/15/30	500,000	427,986
Sealed Air Corp. 5.00% 4/15/29	450,000	423,000
		1,573,739
Pharmaceuticals–1.51%
Bausch Health Cos., Inc.
11.00% 9/30/28	356,000	277,624
14.00% 10/15/30	71,000	42,149
Cheplapharm Arzneimittel GmbH 5.50% 1/15/28	935,000	781,847
Organon & Co./Organon Foreign Debt Co.-Issuer BV 5.13% 4/30/31	1,380,000	1,194,915
		2,296,535
Pipelines–4.75%
CNX Midstream Partners LP 4.75% 4/15/30	485,000	398,023
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
5.63% 5/1/27	423,000	393,390
6.00% 2/1/29	803,000	736,761
EQM Midstream Partners LP 4.75% 1/15/31	1,712,000	1,399,560
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Genesis Energy LP/Genesis Energy Finance Corp.
7.75% 2/1/28	1,040,000	$ 957,299
8.00% 1/15/27	1,480,000	1,397,964
NuStar Logistics LP
6.00% 6/1/26	1,022,000	984,091
6.38% 10/1/30	1,052,000	972,747
		7,239,835
Real Estate Investment Trusts–0.84%
Iron Mountain, Inc. 5.25% 7/15/30	1,470,000	1,277,430
		1,277,430
Retail–5.08%
Asbury Automotive Group, Inc.
4.63% 11/15/29	760,000	640,406
4.75% 3/1/30	660,000	551,992
Bath & Body Works, Inc.
6.88% 11/1/35	590,000	524,451
6.95% 3/1/33	666,000	581,085
9.38% 7/1/25	222,000	236,471
Bloomin' Brands, Inc./OSI Restaurant Partners LLC 5.13% 4/15/29	1,010,000	849,511
LSF9 Atlantis Holdings LLC/Victra Finance Corp. 7.75% 2/15/26	1,314,000	1,162,969
Murphy Oil USA, Inc. 3.75% 2/15/31	905,000	745,285
PetSmart, Inc./PetSmart Finance Corp. 7.75% 2/15/29	1,340,000	1,258,518
White Cap Buyer LLC 6.88% 10/15/28	1,381,000	1,194,577
@White Cap Parent 8.25% 3/15/26	7,000	6,052
		7,751,317
Semiconductors–1.00%
Entegris Escrow Corp.
4.75% 4/15/29	437,000	398,517
5.95% 6/15/30	1,225,000	1,129,695
		1,528,212
Software–2.55%
Athenahealth Group, Inc. 6.50% 2/15/30	420,000	309,511
Black Knight InfoServ LLC 3.63% 9/1/28	805,000	697,510
Clarivate Science Holdings Corp. 4.88% 7/1/29	1,305,000	1,109,707
Consensus Cloud Solutions, Inc.
6.00% 10/15/26	340,000	317,982

LVIP Delaware High Yield Fund–8

LVIP Delaware High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Software (continued)
Consensus Cloud Solutions, Inc. (continued)
6.50% 10/15/28	540,000	$ 496,675
SS&C Technologies, Inc. 5.50% 9/30/27	1,024,000	958,869
		3,890,254
Telecommunications–7.48%
Altice France Holding SA 6.00% 2/15/28	1,420,000	838,214
Altice France SA 5.50% 10/15/29	1,415,000	1,078,980
=Century Communication Ltd. 9.50% 3/1/49	2,820,000	0
Connect Finco SARL/Connect U.S. Finco LLC 6.75% 10/1/26	1,540,000	1,427,210
Consolidated Communications, Inc.
5.00% 10/1/28	445,000	328,173
6.50% 10/1/28	1,065,000	827,570
Digicel International Finance Ltd./Digicel international Holdings Ltd. 8.75% 5/25/24	855,000	735,300
Frontier Communications Holdings LLC
5.00% 5/1/28	150,000	130,803
5.88% 10/15/27	1,260,000	1,169,998
6.75% 5/1/29	515,000	426,039
8.75% 5/15/30	225,000	228,769
Sable International Finance Ltd. 5.75% 9/7/27	566,000	522,135
Sprint Capital Corp. 8.75% 3/15/32	200,000	238,020
Sprint LLC
7.63% 3/1/26	555,000	584,030
7.88% 9/15/23	1,250,000	1,267,482
T-Mobile USA, Inc.
3.38% 4/15/29	515,000	453,596
3.50% 4/15/31	394,000	340,337
Vmed O2 U.K. Financing I PLC 4.75% 7/15/31	1,000,000	812,350
		11,409,006
Transportation–0.75%
Seaspan Corp. 5.50% 8/1/29	1,500,000	1,136,700
		1,136,700
Total Corporate Bonds (Cost $156,607,883)		136,395,283
LOAN AGREEMENTS–6.94%
•Air Canada 8.13% (LIBOR03M + 3.50%) 8/11/28	398,998	393,511
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
•Applied Systems, Inc. 11.33% (SOFR CME03M + 6.75%) 9/17/27	2,881,191	$ 2,848,778
•Clydesdale Acquisition Holdings, Inc. 8.60% (SOFR CME01M + 4.18%) 4/13/29	144,989	137,800
•DirecTV Financing LLC 9.38% (LIBOR01M + 5.00%) 8/2/27	115,656	112,355
•Dynacast International LLC 9.20% (LIBOR03M + 4.50%) 7/22/25	1,315,955	1,133,366
•Epicor Software Corp. 12.13% (LIBOR01M + 7.75%) 7/31/28	725,600	713,628
•Hexion Holdings Corp.
8.93% (SOFRTE03M + 4.50%) 3/15/29	243,775	208,671
11.86% (SOFRTE01M + 7.44%) 3/15/30	695,000	542,100
•Pre-Paid Legal Services, Inc. 11.38% (LIBOR01M + 7.00%) 12/14/29	480,000	434,400
•Solis IV BV 7.86% (SOFR CME03M + 3.50%) 2/26/29	428,100	374,969
•Springs Windows Fashions LLC 8.75% (LIBOR03M + 4.00%) 10/6/28	840,940	684,946
•SPX Flow, Inc. 8.92% (SOFR CME01M + 4.50%) 4/5/29	967,575	901,577
•Ultimate Software Group, Inc. 9.00% (LIBOR01M + 5.25%) 5/3/27	1,191,000	1,090,361
•Vantage Specialty Chemicals, Inc.
8.07% (LIBOR03M + 3.50%) 10/28/24	303,608	295,790
12.98% (LIBOR03M + 8.25%) 10/27/25	787,000	715,186
Total Loan Agreements (Cost $11,227,571)		10,587,438
MUNICIPAL BOND–0.50%
GDB Debt Recovery Authority of Puerto Rico 7.50% 8/20/40	919,873	768,094
Total Municipal Bond (Cost $871,345)		768,094

LVIP Delaware High Yield Fund–9

LVIP Delaware High Yield Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–1.10%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	1,680,385	$ 1,680,385
Total Money Market Fund (Cost $1,680,385)		1,680,385

TOTAL INVESTMENTS–98.10% (Cost $170,606,444)	149,628,425

★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.90%	2,894,864
NET ASSETS APPLICABLE TO 38,000,428 SHARES OUTSTANDING–100.00%	$152,523,289
NET ASSET VALUE PER SHARE–LVIP DELAWARE HIGH YIELD FUND STANDARD CLASS ($65,564,405 / 16,337,198 Shares)	$4.013
NET ASSET VALUE PER SHARE–LVIP DELAWARE HIGH YIELD FUND SERVICE CLASS ($86,958,884 / 21,663,230 Shares)	$4.014
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$210,762,709
Distributable earnings/(accumulated loss)	(58,239,420)
TOTAL NET ASSETS	$152,523,289

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2022. Rate will reset at a future date.
@ PIK. 100% of the income received was in the form of additional par.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
★ Includes $1,418 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $110,676 payable for securities purchased, $50,781 payable for fund shares redeemed, $30,801 other accrued expenses payable, $112,036 due to manager and affiliates and $52,725 payable for audit fee as of December 31, 2022.

Summary of Abbreviations:
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
SOFR CME01M–1 Month Chicago Mercantile Exchange Secured Overnight Financing Rate
SOFR CME03M–3 Month Chicago Mercantile Exchange Secured Overnight Financing Rate
SOFRTE01M–1 Month Term Secured Overnight Financing Rate
SOFRTE03M–3 Month Term Secured Overnight Financing Rate
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware High Yield Fund–10

LVIP Delaware High Yield Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Interest	$ 10,370,606
EXPENSES:
Management fees	1,086,057
Distribution fees-Service Class	289,144
Accounting and administration expenses	55,129
Shareholder servicing fees	48,455
Professional fees	41,640
Pricing fees	20,821
Reports and statements to shareholders	6,294
Trustees’ fees and expenses	5,577
Custodian fees	4,375
Consulting fees	2,771
Other	8,640
1,568,903
Less:
Expenses reimbursed	(43,325)
Total operating expenses	1,525,578
NET INVESTMENT INCOME	8,845,028
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(4,641,295)
Net change in unrealized appreciation (depreciation) of investments	(26,204,159)
NET REALIZED AND UNREALIZED LOSS	(30,845,454)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(22,000,426)
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware High Yield Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 8,845,028	$ 8,637,924
Net realized gain (loss)	(4,641,295)	5,393,613
Net change in unrealized appreciation (depreciation)	(26,204,159)	(5,095,910)
Net increase (decrease) in net assets resulting from operations	(22,000,426)	8,935,627
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(4,273,656)	(7,615,231)
Service Class	(5,393,718)	(10,632,789)
Return of capital:
Standard Class	(16,148)	(6,777)
Service Class	(22,012)	(9,460)
	(9,705,534)	(18,264,257)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	9,978,815	10,015,128
Service Class	10,076,812	15,361,361
Reinvestment of dividends and distributions:
Standard Class	4,289,804	7,622,008
Service Class	5,415,730	10,642,249
	29,761,161	43,640,746
Cost of shares redeemed:
Standard Class	(16,055,066)	(9,705,176)
Service Class	(23,865,245)	(26,448,708)
	(39,920,311)	(36,153,884)
Increase (decrease) in net assets derived from capital share transactions	(10,159,150)	7,486,862
NET DECREASE IN NET ASSETS	(41,865,110)	(1,841,768)
NET ASSETS:
Beginning of year	194,388,399	196,230,167
End of year	$152,523,289	$194,388,399
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware High Yield Fund–11

LVIP Delaware High Yield Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware High Yield Fund Standard Class
	Year Ended
	12/31/22	12/31/21 [1]	12/31/20 [1]	12/31/19 [1]	12/31/18 [1]
Net asset value, beginning of period	$ 4.845	$ 5.100	$ 5.080	$ 4.670	$ 5.200
Income (loss) from investment operations:
Net investment income[2]	0.242	0.225	0.240	0.260	0.280
Net realized and unrealized gain (loss)	(0.795)	0.016	0.080	0.480	(0.500)
Total from investment operations	(0.553)	0.241	0.320	0.740	(0.220)
Less dividends and distributions from:
Net investment income	(0.278)	(0.496)	(0.300)	(0.330)	(0.310)
Return of capital	(0.001) [3]	— [3]	—	—	—
Total dividends and distributions	(0.279)	(0.496)	(0.300)	(0.330)	(0.310)
Net asset value, end of period	$ 4.013	$ 4.845	$ 5.100	$ 5.080	$ 4.670
Total return[4]	(11.41%)	4.92%	7.24%	16.43% [5]	(4.47%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 65,564	$80,790	$76,743	$ 79,463	$ 75,568
Ratio of expenses to average net assets	0.74%	0.74%	0.74%	0.74%	0.75%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.77%	0.76%	0.78%	0.76%	0.75%
Ratio of net investment income to average net assets	5.47%	4.57%	5.08%	5.32%	5.60%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	5.44%	4.55%	5.04%	5.30%	5.60%
Portfolio turnover	36%	93%	124%	87%	96%

[1]	The Fund adopted the accounting and performance history of the Delaware VIP High Yield Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP High Yield Series.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Amount is less than $(0.005) per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 1.11% lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware High Yield Fund–12

LVIP Delaware High Yield Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware High Yield Fund Service Class
	Year Ended
	12/31/22	12/31/21 [1]	12/31/20 [1]	12/31/19 [1]	12/31/18 [1]
Net asset value, beginning of period	$ 4.845	$ 5.080	$ 5.060	$ 4.650	$ 5.180
Income (loss) from investment operations:
Net investment income[2]	0.229	0.216	0.230	0.250	0.260
Net realized and unrealized gain (loss)	(0.795)	0.009	0.070	0.480	(0.490)
Total from investment operations	(0.566)	0.225	0.300	0.730	(0.230)
Less dividends and distributions from:
Net investment income	(0.264)	(0.460)	(0.280)	(0.320)	(0.300)
Return of capital	(0.001) [3]	— [3]	—	—	—
Total dividends and distributions	(0.265)	(0.460)	(0.280)	(0.320)	(0.300)
Net asset value, end of period	$ 4.014	$ 4.845	$ 5.080	$ 5.060	$ 4.650
Total return[4]	(11.66%)	4.59%	6.89%	16.12% [5]	(4.76%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 86,959	$113,599	$119,487	$ 123,687	$118,487
Ratio of expenses to average net assets	1.04%	1.04%	1.04%	1.04%	1.03%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.07%	1.06%	1.08%	1.06%	1.05%
Ratio of net investment income to average net assets	5.17%	4.28%	4.78%	5.02%	5.32%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	5.14%	4.26%	4.74%	5.00%	5.30%
Portfolio turnover	36%	93%	124%	87%	96%

[1]	The Fund adopted the accounting and performance history of the Delaware VIP High Yield Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP High Yield Series.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Amount is less than $(0.005) per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 1.11% lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware High Yield Fund–13

LVIP Delaware High Yield Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware High Yield Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is amanagement investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund adopted the accounting and performance history of the Delaware VIP High Yield Series, a former series of Delaware VIP® Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2021. The Fund commenced on May 1, 2021. Pre-inception information for Standard Class shares and Service Class shares shown is that of the Predecessor Fund’s Standard Class shares and Service Class shares. The Fund and the Predecessor Fund had substantially similar investment goals and strategies.
The Fund’s investment objective is to seek total return and, as a secondary objective, high current income.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.
 Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.
 Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Delaware High Yield Fund–14

LVIP Delaware High Yield Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.65% of the first $500 million of the Fund's average daily net assets; 0.60% of the next $500 million; 0.55% of the next $1.5 billion; and 0.50% of the Fund's average daily net assets in excess of $2.5 billion.   The agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.74% of the average daily net assets for the Standard Class and 1.04% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2022, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2024	2025	Total
LIAC	$ 18,611	$ 43,325	$ 61,936
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$8,489
Legal	2,350
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $6,288 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.30% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP Delaware High Yield Fund–15

LVIP Delaware High Yield Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2022, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 1,418
Management fees payable to LIAC	85,683
Distribution fees payable to LFD	22,530
Shareholder servicing fees payable to Lincoln Life	3,823
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$57,007,932
Sales	64,750,292
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$171,501,954
Aggregate unrealized appreciation of investments	$ 386,208
Aggregate unrealized depreciation of investments	(22,259,737)
Net unrealized appreciation of investments	$ (21,873,529)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Convertible Bond	$ —	$ 197,225	$—	$ 197,225
Corporate Bonds
Advertising	—	970,983	—	970,983
Aerospace & Defense	—	1,626,061	—	1,626,061
LVIP Delaware High Yield Fund–16

LVIP Delaware High Yield Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Airlines	$ —	$ 2,550,444	$—	$ 2,550,444
Auto Manufacturers	—	3,013,574	—	3,013,574
Auto Parts & Equipment	—	797,491	—	797,491
Banks	—	4,641,328	—	4,641,328
Building Materials	—	389,899	—	389,899
Chemicals	—	2,913,933	—	2,913,933
Commercial Services	—	4,868,300	—	4,868,300
Computers	—	1,163,541	—	1,163,541
Diversified Financial Services	—	7,064,030	—	7,064,030
Electric	—	4,058,379	—	4,058,379
Electronics	—	888,375	—	888,375
Entertainment	—	2,633,600	—	2,633,600
Environmental Control	—	640,848	—	640,848
Food	—	1,320,334	—	1,320,334
Forest Products & Paper	—	384,390	—	384,390
Health Care Products	—	2,475,592	—	2,475,592
Health Care Services	—	7,132,462	—	7,132,462
Housewares	—	26,738	—	26,738
Insurance	—	4,096,919	—	4,096,919
Internet	—	2,083,651	—	2,083,651
Iron & Steel	—	867,719	—	867,719
Leisure Time	—	5,322,289	—	5,322,289
Lodging	—	1,555,632	—	1,555,632
Machinery Construction & Mining	—	975,144	—	975,144
Machinery Diversified	—	768,287	—	768,287
Media	—	11,353,616	—	11,353,616
Metal Fabricate & Hardware	—	1,301,373	—	1,301,373
Mining	—	5,082,462	—	5,082,462
Office Business Equipment	—	1,157,771	—	1,157,771
Oil & Gas	—	12,483,311	—	12,483,311
Oil & Gas Services	—	1,683,779	—	1,683,779
Packaging & Containers	—	1,573,739	—	1,573,739
Pharmaceuticals	—	2,296,535	—	2,296,535
Pipelines	—	7,239,835	—	7,239,835
Real Estate Investment Trusts	—	1,277,430	—	1,277,430
Retail	—	7,751,317	—	7,751,317
Semiconductors	—	1,528,212	—	1,528,212
Software	—	3,890,254	—	3,890,254
Telecommunications	—	11,409,006	—*	11,409,006
Transportation	—	1,136,700	—	1,136,700
Loan Agreements	—	10,587,438	—	10,587,438
Municipal Bond	—	768,094	—	768,094
Money Market Fund	1,680,385	—	—	1,680,385
Total Investments	$1,680,385	$147,948,040	$—	$149,628,425

*	Includes securities that have been valued at zero on the "Statement of Net Assets" that are considered to be Level 3 investments in this table.
During the year ended December 31, 2022, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   This difference is primarily due to other - aicpa adjustment.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
LVIP Delaware High Yield Fund–17

LVIP Delaware High Yield Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/22	12/31/21
Ordinary income	$9,667,374	$18,248,020
Return of capital	38,160	16,237
Total	$9,705,534	$18,264,257
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$(36,365,898)
Other temporary differences	7
Net unrealized appreciation	(21,873,529)
Distributable earnings/(accumulated loss)	$(58,239,420)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2022, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$11,990,011	$24,375,887	$36,365,898
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	2,249,988	2,021,623
Service Class	2,294,568	3,074,607
Shares reinvested:
Standard Class	1,064,759	1,571,548
Service Class	1,343,813	2,194,411
	6,953,128	8,862,189
Shares redeemed:
Standard Class	(3,651,073)	(1,953,853)
Service Class	(5,422,124)	(5,323,975)
	(9,073,197)	(7,277,828)
Net increase	(2,120,069)	1,584,361
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
LVIP Delaware High Yield Fund–18

LVIP Delaware High Yield Fund
Notes to Financial Statements (continued)
8. Risk Factors
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Change in Independent Registered Public Accounting Firm
On March 4, 2022, the Audit Committee recommended, and on March 7-8, 2022, the Trust’s Board of Trustees approved, the decision to engage Ernst & Young LLP (“EY”) as the independent registered public accounting firm for the Lincoln Variable Insurance Products Trust (the "Trust"), on behalf of LVIP Delaware Diversified Income Fund, LVIP Delaware Limited-Term Diversified Income Fund, LVIP Delaware REIT Fund, LVIP Delaware SMID Cap Core Fund, LVIP Delaware U.S. Growth Fund, LVIP Delaware Value Fund and LVIP Delaware High Yield Fund for the fiscal year ended December 31, 2022. The selection of EY does not reflect any disagreements with or dissatisfaction by the Trust or the Board of Trustees with the performance of the Fund’s prior independent registered public accounting firm, Tait, Weller & Baker, LLP.
11. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU was effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the Financial Conduct Authority (FCA), regulator of financial services firms and financial markets in the United Kingdom, announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023. In December 2022, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2022-06, Reference Rate Reform (Topic 848)-Deferral of the Sunset Date of Topic 848. The amendments in this update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management is currently evaluating the impact, if any, of applying this ASU.
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
LVIP Delaware High Yield Fund–19

LVIP Delaware High Yield Fund
Notes to Financial Statements (continued)
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware High Yield Fund–20

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware High Yield Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware High Yield Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statements of operations, changes in net assets and financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations, changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
The statement of changes in net assets for the year ended December 31, 2021, and the financial highlights for each of the periods in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated February 28, 2022, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP Delaware High Yield Fund–21

LVIP Delaware High Yield Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group and that the Fund’s net expense ratio was the same as the median net expense ratio of the peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Delaware High Yield Fund–22

LVIP Delaware High Yield Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an expense limitation for the Fund through April 30, 2023. The Board concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Investments Fund Advisers (“DIFA”) on behalf of the LVIP Delaware High Yield Fund, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement. The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA. The Board considered that DIFA uses affiliated investment advisers as sub-subadvisers in connection with the subadvisory services provided to the Fund. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance. The Board reviewed the LVIP Delaware High Yield Fund’s total return compared to the total return of a peer group of funds included in the Morningstar High Yield Bond funds category and the ICE BofA US High Yield Constrained Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one- and ten-year periods and above the return of the Morningstar peer group median and the benchmark index for the three- and five-year periods. The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule and the management fees of funds with similar investment strategies for which DIFA serves as the investment adviser. The Board considered that LIAC compensates DIFA from its fees and that the subadvisory fee schedules were negotiated between LIAC and DIFA. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Fund may add to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Delaware High Yield Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP Delaware High Yield Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP Delaware High Yield Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP Delaware High Yield Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP Delaware High Yield Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware High Yield Fund–28

LVIP Delaware Limited-Term Diversified Income Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.
In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Delaware Limited-Term Diversified Income Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Limited-Term Diversified Income Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned (4.12%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the Bloomberg U.S. Government/Credit 1-3 Year Index1, returned (3.69%).
Volatility was the major theme in markets this past year as the war in Ukraine and the Federal Reserve’s rate hikes drove interest rates higher and risk premiums wider across markets. Performance across fixed income credit markets generally experienced negative excess returns with shorter-dated securities outperforming longer-dated bonds across most asset classes. The move higher in rates resulted in negative total returns for fixed-rate bonds.
Total returns were negative for the year and underperformed the benchmark. Within the Fund, returns across investment grade corporates were negatively impacted by security selection within the BBB-rated segment, in part due to exposure to Credit Suisse Group AG and JPMorgan Chase & Co. We continue to have a favorable fundamental view on the sector and maintain exposure to these credits. Negative performance for BB-rated industrial names such as Ford Motor Credit Company LLC and HCA Inc. weighed on returns but was partially offset by positive returns from some commodity-related names such as Murphy Oil Corp. The Fund continues to own these names except for HCA Inc., which was sold based on valuations. Exposure to agency mortgage-backed securities (MBS), which are not in the benchmark, also weighed on performance and underperformed a sizable allocation to asset-backed securities (ABS).
With respect to derivative exposure, the Fund utilized interest rate swaps and Treasury futures throughout the year as risk management tools. Interest rate swaps were utilized to convert fixed rate exposure to floating rate exposure, as well as managing the overall duration of the Fund. Treasury futures provided an efficient alternative to manage duration. CDX swaps may be used to hedge the Fund’s credit risk, but the Fund did not have any exposure during the year.
The Fund underperformed its benchmark. Key detractors included an out-of-benchmark exposure to structured products, including ABS and agency MBS, combined with security selection within investment grade corporate bonds. In addition, exposure to high yield corporate bonds and emerging markets debt (EMD) also weighed on performance, as did an overweight to commercial mortgage-backed securities (CMBS). Yield curve management detracted from performance given the Fund carried more interest rate risk than the benchmark during the period. Key contributors to performance include security selection within EMD along with an underweight to the non-corporate credit sector.
The LIBOR transition will have a minimal effect on the Fund given the fixed-rate nature of most of the investments and the migration over to non-LIBOR related coupons.
The Fund carried an overweight to investment grade corporate bonds during the period, and we added to the sector on the initial selloff driven by, in part, the war in Ukraine and the Fed’s raising short rates. The Fund sold this modest allocation shortly afterward as markets quickly repriced higher, despite risks remaining elevated. As a result of risk premiums compressing into year end, we initiated a meaningful sell-down of investment grade corporates in the Fund. We made a small allocation to high-quality high yield shortly after the increase in market volatility observed last spring and the underperformance of that segment of the market. However, like the investment grade allocation, we reduced the exposure into market strength and continued to sell the asset class early in the fourth quarter. We reduced agency MBS exposure during the summer when the asset class outperformed. Interest rate sensitivity as measured by duration was slightly more than the benchmark for most of the year.
Portfolio Managers:
Delaware Investments Fund Advisers:	Brian C. McDonnell J. David Hillmeyer Daniela Mardarovici
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Limited-Term Diversified Income Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,082 for the Standard Class shares and to $10,786 for the Service Class shares. For comparison, look at how the Bloomberg U.S. Government/Credit 1-3 Year Index did over the same period. The same $10,000 investment would have increased to $10,916. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Delaware Limited-Term Diversified Income Fund–1

LVIP Delaware Limited-Term Diversified Income Fund
2022 Annual Report Commentary (unaudited) (continued)
The Fund has adopted the historical performance of the Delaware VIP® Limited Term Diversified Income Series, a former series of Delaware VIP® Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2021. The Fund commenced offering Standard Class shares and Service Class shares on May 1, 2021.Therefore, pre-inception historical performance of Standard Class shares and Service Class shares is based on the previous performance of the Predecessor Fund’s Standard Class shares and Service Class shares. The returns presented for periods prior to May 1,2021 reflect the performance of the Predecessor Fund.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 4.12%
Five Years	+ 0.94%
Ten Years	+ 1.03%
Service Class Shares
One Year	- 4.40%
Five Years	+ 0.65%
Ten Years	+ 0.76%
1. Bloomberg U.S. Government/Credit 1-3 Year Index is an index consisting of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years.
Sub - advisory services provided by Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”) (formerly, Delaware Management Business Trust). MIMBT is a federally registered investment adviser. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (“MBL”), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.
All third-party trademarks are the property of their respective owners.
© 2022 Macquarie Management Holdings, Inc.
LVIP Delaware Limited-Term Diversified Income Fund–2

LVIP Delaware Limited-Term Diversified Income Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,001.50	0.53%	$2.67
Service Class Shares	1,000.00	1,000.00	0.83%	4.18
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.50	0.53%	$2.70
Service Class Shares	1,000.00	1,021.00	0.83%	4.23

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Limited-Term Diversified Income Fund–3

LVIP Delaware Limited-Term Diversified Income Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	1.36%
Agency Commercial Mortgage-Backed Security	0.39%
Agency Mortgage-Backed Securities	4.04%
Corporate Bonds	56.07%
Advertising	0.13%
Aerospace & Defense	0.28%
Airlines	1.08%
Apparel	0.14%
Auto Manufacturers	1.18%
Auto Parts & Equipment	0.31%
Banks	16.48%
Biotechnology	1.18%
Chemicals	1.06%
Commercial Services	1.35%
Computers	0.30%
Diversified Financial Services	2.83%
Electric	6.68%
Electrical Components & Equipment	0.26%
Entertainment	0.52%
Food	0.29%
Forest Products & Paper	0.27%
Health Care Products	0.12%
Health Care Services	0.10%
Insurance	5.18%
Internet	0.28%
Iron & Steel	0.11%
Leisure Time	0.15%
Lodging	0.55%
Media	1.27%
Mining	0.38%
Miscellaneous Manufacturing	2.45%
Oil & Gas	1.19%
Packaging & Containers	0.64%
Pharmaceuticals	1.04%
Pipelines	2.76%
Real Estate Investment Trusts	0.71%
Retail	0.03%
Semiconductors	1.73%
Software	0.63%
Telecommunications	1.70%
Transportation	0.51%
Trucking & Leasing	0.20%
Non-Agency Asset-Backed Securities	19.76%
U.S. Treasury Obligations	16.94%
Security Type/Sector	Percentage of Net Assets
Money Market Fund	3.80%
Total Investments	102.36%
Liabilities Net of Receivables and Other Assets	(2.36%)
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)#
U.S. Government	23.06%
AAA	17.63%
AA	8.41%
A	19.59%
BBB	25.75%
BB	3.38%
B	1.90%
CCC	0.28%
Total	100.00%

#	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP Delaware Limited-Term Diversified Income Fund–4

LVIP Delaware Limited-Term Diversified Income Fund
Statement of Net Assets
December 31, 2022
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–1.36%
•Fannie Mae Grantor Trust Series 2001-T5 A2 6.97% 6/19/41	6,599	$ 6,763
Freddie Mac REMICs Series 5092 WG 1.00% 4/25/31	12,587,217	11,164,870
•Freddie Mac STACR REMIC Trust
Series 2021-DNA3 M1 4.68% (SOFR30A + 0.75%) 10/25/33	2,202,054	2,185,053
Series 2021-HQA1 M1 4.63% (SOFR30A + 0.70%) 8/25/33	320,113	318,796
Series 2021-HQA2 M1 4.63% (SOFR30A + 0.70%) 12/25/33	1,555,172	1,545,074
•Freddie Mac Structured Agency Credit Risk Debt Notes Series 2017-HQA2 M2AS 5.44% (LIBOR01M + 1.05%) 12/25/29	416,528	411,454
♦Freddie Mac Structured Pass Through Certificates
Series T-54 2A 6.50% 2/25/43	497	523
Series T-58 2A 6.50% 9/25/43	7,957	8,228
Total Agency Collateralized Mortgage Obligations (Cost $17,170,364)		15,640,761
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITY–0.39%
♦Freddie Mac Multifamily Structured Pass Through Certificates Series K729 A2 3.14% 10/25/24	4,650,000	4,480,506
Total Agency Commercial Mortgage-Backed Security (Cost $5,060,508)		4,480,506
AGENCY MORTGAGE-BACKED SECURITIES–4.04%
Fannie Mae S.F. 15 yr 2.50% 8/1/35	3,161,703	2,901,101
Fannie Mae S.F. 30 yr
3.50% 1/1/48	7,097,266	6,579,571
4.50% 7/1/40	227,550	218,868
4.50% 8/1/41	556,659	551,830
4.50% 2/1/46	4,141,316	4,091,310
4.50% 5/1/46	420,929	417,281
4.50% 11/1/47	4,147,115	4,076,497
4.50% 4/1/48	2,386,158	2,375,466
4.50% 1/1/50	783,345	776,555
5.00% 7/1/47	475,995	483,210
5.00% 8/1/48	8,162,001	8,169,191
5.00% 12/1/48	3,408,442	3,411,023
5.50% 5/1/44	8,901,693	9,205,435
6.00% 1/1/42	931,394	972,360
Freddie Mac S.F. 30 yr
4.50% 3/1/42	337,498	334,949
5.50% 9/1/41	1,575,694	1,635,645
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA II S.F. 30 yr
5.50% 5/20/37	72,452	$ 75,389
6.50% 6/20/39	218,957	231,068
Total Agency Mortgage-Backed Securities (Cost $50,572,478)		46,506,749
CORPORATE BONDS–56.07%
Advertising–0.13%
Clear Channel International BV 6.63% 8/1/25	1,575,000	1,502,871
		1,502,871
Aerospace & Defense–0.28%
TransDigm, Inc. 8.00% 12/15/25	3,141,000	3,187,455
		3,187,455
Airlines–1.08%
Delta Air Lines, Inc.
7.00% 5/1/25	9,642,000	9,853,553
7.38% 1/15/26	1,072,000	1,095,305
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00% 9/20/25	1,110,000	1,113,574
United Airlines, Inc. 4.38% 4/15/26	465,000	431,021
		12,493,453
Apparel–0.14%
VF Corp. 2.40% 4/23/25	1,715,000	1,609,863
		1,609,863
Auto Manufacturers–1.18%
Daimler Trucks Finance North America LLC 1.63% 12/13/24	5,890,000	5,466,148
Ford Motor Credit Co. LLC
2.30% 2/10/25	1,245,000	1,136,536
3.38% 11/13/25	5,550,000	5,017,271
General Motors Financial Co., Inc. 4.15% 6/19/23	1,290,000	1,283,093
Mercedes-Benz Finance North America LLC 5.25% 11/29/27	715,000	718,580
		13,621,628
Auto Parts & Equipment–0.31%
Aptiv PLC/Aptiv Corp. 2.40% 2/18/25	3,775,000	3,559,795
		3,559,795
Banks–16.48%
Banco Continental SAECA 2.75% 12/10/25	3,115,000	2,776,244
Bank of America Corp.
μ0.98% 9/25/25	6,085,000	5,600,486
LVIP Delaware Limited-Term Diversified Income Fund–5

LVIP Delaware Limited-Term Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Bank of America Corp. (continued)
μ1.84% 2/4/25	5,535,000	$ 5,306,794
μ3.46% 3/15/25	3,825,000	3,723,469
4.10% 7/24/23	6,940,000	6,909,780
Bank of Montreal 1.85% 5/1/25	1,785,000	1,667,377
•Bank of New York Mellon Corp. 5.80% 10/25/28	2,167,000	2,240,776
μBarclays PLC 7.33% 11/2/26	1,200,000	1,242,954
BBVA Bancomer SA 1.88% 9/18/25	3,490,000	3,162,813
μCitigroup, Inc. 5.61% 9/29/26	650,000	652,780
Citizens Bank NA
μ4.12% 5/23/25	5,550,000	5,430,776
•6.06% 10/24/25	2,005,000	2,027,573
μCredit Agricole SA 1.91% 6/16/26	1,895,000	1,727,341
Credit Suisse Group AG
μ2.59% 9/11/25	4,680,000	4,137,403
3.80% 6/9/23	1,640,000	1,596,950
μ4.21% 6/12/24	2,935,000	2,861,599
μ6.44% 8/11/28	1,245,000	1,133,817
Deutsche Bank AG 0.90% 5/28/24	10,710,000	10,014,299
•Fifth Third Bank NA 5.85% 10/27/25	3,320,000	3,353,529
Goldman Sachs Group, Inc.
μ0.93% 10/21/24	9,495,000	9,096,212
μ1.54% 9/10/27	1,765,000	1,522,537
3.50% 4/1/25	8,420,000	8,097,029
•5.09% (SOFR + 0.81%) 3/9/27	5,435,000	5,214,625
Huntington National Bank
μ4.01% 5/16/25	3,040,000	2,973,854
5.65% 1/10/30	790,000	796,031
JPMorgan Chase & Co.
μ4.02% 12/5/24	13,570,000	13,367,575
•4.78% (SOFR + 0.89%) 4/22/27	3,675,000	3,595,471
μ4.85% 7/25/28	3,320,000	3,236,281
•4.90% (SOFR + 0.58%) 3/16/24	4,440,000	4,426,733
μ5.00% 8/1/24	1,050,000	960,677
KeyBank NA
4.15% 8/8/25	3,315,000	3,238,699
5.85% 11/15/27	490,000	505,768
μKeyCorp 3.88% 5/23/25	2,725,000	2,666,313
Morgan Stanley
•6.14% 10/16/26	12,400,000	12,664,555
μ6.30% 10/18/28	1,495,000	1,543,295
PNC Bank NA 3.88% 4/10/25	4,955,000	4,819,008
μPNC Financial Services Group, Inc. 5.67% 10/28/25	1,185,000	1,197,604
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
QNB Finance Ltd. 3.50% 3/28/24	3,120,000	$ 3,050,349
State Street Corp.
μ1.68% 11/18/27	2,115,000	1,873,392
•5.75% 11/4/26	260,000	266,141
•5.82% 11/4/28	185,000	191,045
Toronto-Dominion Bank
4.11% 6/8/27	6,470,000	6,254,228
•4.60% (SOFR + 0.36%) 3/4/24	2,820,000	2,801,576
μTruist Bank 2.64% 9/17/29	9,026,000	8,441,001
U.S. Bancorp
3.38% 2/5/24	2,330,000	2,288,375
μ4.55% 7/22/28	5,690,000	5,556,911
•5.73% 10/21/26	830,000	845,362
U.S. Bank NA 3.40% 7/24/23	1,340,000	1,327,765
μWells Fargo & Co.
3.91% 4/25/26	8,225,000	7,993,937
4.81% 7/25/28	3,365,000	3,286,583
		189,665,692
Biotechnology–1.18%
Gilead Sciences, Inc. 3.70% 4/1/24	4,035,000	3,966,909
Royalty Pharma PLC 1.20% 9/2/25	10,690,000	9,566,924
		13,533,833
Chemicals–1.06%
Avient Corp. 5.75% 5/15/25	6,182,000	6,027,451
Celanese U.S. Holdings LLC
6.05% 3/15/25	1,755,000	1,748,172
6.17% 7/15/27	1,100,000	1,084,959
Nutrien Ltd. 5.95% 11/7/25	3,285,000	3,351,794
		12,212,376
Commercial Services–1.35%
DP World Crescent Ltd. 3.91% 5/31/23	3,381,000	3,350,591
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.25% 4/15/24	3,089,000	3,034,355
S&P Global, Inc. 2.45% 3/1/27	2,720,000	2,484,152
Triton Container International Ltd. 1.15% 6/7/24	7,250,000	6,704,926
		15,574,024
Computers–0.30%
International Business Machines Corp. 3.00% 5/15/24	3,500,000	3,403,848
		3,403,848

LVIP Delaware Limited-Term Diversified Income Fund–6

LVIP Delaware Limited-Term Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services–2.83%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1.65% 10/29/24	8,260,000	$ 7,619,026
3.15% 2/15/24	5,750,000	5,558,279
Air Lease Corp.
0.80% 8/18/24	5,645,000	5,198,024
2.88% 1/15/26	755,000	698,568
3.00% 9/15/23	4,075,000	4,005,884
5.85% 12/15/27	665,000	664,244
Aviation Capital Group LLC
1.95% 1/30/26	2,865,000	2,494,207
3.50% 11/1/27	2,410,000	2,104,984
DAE Sukuk Difc Ltd. 3.75% 2/15/26	3,420,000	3,241,886
SURA Asset Management SA 4.88% 4/17/24	978,000	974,636
		32,559,738
Electric–6.68%
Avangrid, Inc. 3.20% 4/15/25	2,630,000	2,513,316
Duke Energy Carolinas LLC 3.95% 11/15/28	1,335,000	1,280,907
μDuke Energy Corp. 4.88% 9/16/24	3,180,000	2,901,750
Enel Finance International NV 4.25% 6/15/25	1,630,000	1,578,204
Engie Energia Chile SA 4.50% 1/29/25	1,409,000	1,380,820
Entergy Louisiana LLC 4.05% 9/1/23	480,000	477,671
Eversource Energy 2.90% 3/1/27	810,000	745,765
Fells Point Funding Trust 3.05% 1/31/27	3,065,000	2,789,430
National Rural Utilities Cooperative Finance Corp. 1.88% 2/7/25	7,575,000	7,103,642
NRG Energy, Inc. 3.75% 6/15/24	9,895,000	9,530,230
OGE Energy Corp. 0.70% 5/26/23	8,925,000	8,766,808
Pacific Gas & Electric Co. 3.75% 2/15/24	10,545,000	10,326,970
Sempra Energy 3.30% 4/1/25	4,220,000	4,046,767
Southern California Edison Co. 1.10% 4/1/24	10,370,000	9,849,047
Vistra Operations Co. LLC
3.55% 7/15/24	5,945,000	5,701,615
5.13% 5/13/25	1,145,000	1,119,489
WEC Energy Group, Inc. 0.80% 3/15/24	7,115,000	6,740,674
		76,853,105
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electrical Components & Equipment–0.26%
WESCO Distribution, Inc. 7.13% 6/15/25	3,008,000	$ 3,045,636
		3,045,636
Entertainment–0.52%
Warnermedia Holdings, Inc. 3.64% 3/15/25	6,245,000	5,938,760
		5,938,760
Food–0.29%
Conagra Brands, Inc. 0.50% 8/11/23	3,450,000	3,352,021
		3,352,021
Forest Products & Paper–0.27%
Inversiones CMPC SA 4.75% 9/15/24	3,120,000	3,073,028
		3,073,028
Health Care Products–0.12%
GE HealthCare Technologies, Inc.
5.60% 11/15/25	685,000	689,220
5.65% 11/15/27	685,000	693,015
		1,382,235
Health Care Services–0.10%
Humana, Inc. 5.75% 3/1/28	1,096,000	1,119,053
		1,119,053
Insurance–5.18%
Athene Global Funding
1.00% 4/16/24	10,665,000	9,970,647
•4.90% (SOFRINDX + 0.70%) 5/24/24	8,585,000	8,435,321
Brighthouse Financial Global Funding
1.00% 4/12/24	8,385,000	7,895,650
•4.50% (SOFR + 0.76%) 4/12/24	4,385,000	4,342,376
Equitable Financial Life Global Funding 0.80% 8/12/24	1,825,000	1,692,800
Equitable Holdings, Inc. 3.90% 4/20/23	6,359,000	6,338,007
GA Global Funding Trust 1.00% 4/8/24	12,730,000	11,924,567
Met Tower Global Funding 3.70% 6/13/25	6,120,000	5,934,020
USI, Inc. 6.88% 5/1/25	3,266,000	3,146,283
		59,679,671
Internet–0.28%
JD.com, Inc. 3.88% 4/29/26	3,470,000	3,286,339
		3,286,339

LVIP Delaware Limited-Term Diversified Income Fund–7

LVIP Delaware Limited-Term Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Iron & Steel–0.11%
Nucor Corp. 3.95% 5/23/25	1,280,000	$ 1,252,316
		1,252,316
Leisure Time–0.15%
Carnival Corp. 7.63% 3/1/26	2,117,000	1,677,923
		1,677,923
Lodging–0.55%
MGM Resorts International 5.75% 6/15/25	6,475,000	6,292,896
		6,292,896
Media–1.27%
AMC Networks, Inc. 5.00% 4/1/24	1,360,000	1,271,600
Charter Communications Operating LLC/Charter Communications Operating Capital 4.91% 7/23/25	4,810,000	4,714,286
Time Warner Cable Enterprises LLC 8.38% 3/15/23	8,635,000	8,688,927
		14,674,813
Mining–0.38%
First Quantum Minerals Ltd. 7.50% 4/1/25	4,500,000	4,380,031
		4,380,031
Miscellaneous Manufacturing–2.45%
Carlisle Cos., Inc. 0.55% 9/1/23	3,690,000	3,570,474
Parker-Hannifin Corp.
3.65% 6/15/24	5,370,000	5,254,277
4.25% 9/15/27	4,455,000	4,322,216
Teledyne Technologies, Inc. 0.95% 4/1/24	15,970,000	15,086,767
		28,233,734
Oil & Gas–1.19%
ConocoPhillips Co. 2.40% 3/7/25	3,850,000	3,659,164
Devon Energy Corp. 5.25% 9/15/24	1,908,000	1,909,684
Murphy Oil Corp. 5.75% 8/15/25	1,500,000	1,473,902
Occidental Petroleum Corp.
5.50% 12/1/25	2,793,000	2,783,532
5.88% 9/1/25	3,450,000	3,437,507
Southwestern Energy Co. 5.70% 1/23/25	424,000	416,579
		13,680,368
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Packaging & Containers–0.64%
Mauser Packaging Solutions Holding Co. 5.50% 4/15/24	7,592,000	$ 7,382,060
		7,382,060
Pharmaceuticals–1.04%
AbbVie, Inc.
2.60% 11/21/24	7,125,000	6,816,198
3.75% 11/14/23	2,150,000	2,128,479
Takeda Pharmaceutical Co. Ltd. 4.40% 11/26/23	2,144,000	2,126,784
Viatris, Inc. 1.65% 6/22/25	500,000	452,846
Zoetis, Inc. 5.40% 11/14/25	395,000	402,891
		11,927,198
Pipelines–2.76%
Enbridge, Inc. 0.55% 10/4/23	2,150,000	2,078,590
Energy Transfer LP 5.55% 2/15/28	4,720,000	4,681,910
MPLX LP 4.88% 12/1/24	6,200,000	6,149,305
NuStar Logistics LP 5.75% 10/1/25	3,345,000	3,215,660
ONEOK, Inc. 7.50% 9/1/23	4,745,000	4,798,062
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.00% 1/15/28	1,945,000	1,855,450
TransCanada PipeLines Ltd. 1.00% 10/12/24	9,760,000	9,033,122
		31,812,099
Real Estate Investment Trusts–0.71%
Crown Castle, Inc. 1.05% 7/15/26	4,740,000	4,095,378
Digital Realty Trust LP
4.45% 7/15/28	725,000	686,389
5.55% 1/15/28	1,265,000	1,273,364
VICI Properties LP 4.95% 2/15/30	2,250,000	2,141,814
		8,196,945
Retail–0.03%
IRB Holding Corp. 7.00% 6/15/25	390,000	389,025
		389,025
Semiconductors–1.73%
Microchip Technology, Inc.
0.98% 9/1/24	8,155,000	7,551,205
4.33% 6/1/23	2,250,000	2,240,391
NXP BV/NXP Funding LLC 4.88% 3/1/24	6,825,000	6,772,757
NXP BV/NXP Funding LLC/NXP USA, Inc. 2.70% 5/1/25	295,000	277,663

LVIP Delaware Limited-Term Diversified Income Fund–8

LVIP Delaware Limited-Term Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Semiconductors (continued)
SK Hynix, Inc. 1.50% 1/19/26	3,510,000	$ 3,041,790
		19,883,806
Software–0.63%
Oracle Corp. 5.80% 11/10/25	270,000	276,044
Roper Technologies, Inc. 2.35% 9/15/24	6,670,000	6,368,388
Workday, Inc. 3.50% 4/1/27	710,000	663,544
		7,307,976
Telecommunications–1.70%
NBN Co. Ltd. 0.88% 10/8/24	7,100,000	6,546,258
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.74% 3/20/25	981,562	969,991
T-Mobile USA, Inc. 3.75% 4/15/27	4,850,000	4,568,175
Verizon Communications, Inc. 0.75% 3/22/24	7,885,000	7,480,361
		19,564,785
Transportation–0.51%
Canadian Pacific Railway Co. 1.35% 12/2/24	6,305,000	5,876,898
		5,876,898
Trucking & Leasing–0.20%
Penske Truck Leasing Co. LP/PTL Finance Corp. 4.40% 7/1/27	2,450,000	2,324,913
		2,324,913
Total Corporate Bonds (Cost $674,416,285)		645,512,210
NON-AGENCY ASSET-BACKED SECURITIES–19.76%
American Tower Trust Series 13 2A 3.07% 3/15/48	1,575,000	1,565,709
•ARES LX CLO Ltd. Series 2021-60A A 5.31% (LIBOR03M + 1.12%) 7/18/34	4,155,000	4,041,564
Avis Budget Rental Car Funding AESOP LLC Series 2019-2A A 3.35% 9/22/25	3,330,000	3,217,374
•Ballyrock CLO Ltd. Series 2018-1A A1 5.24% (LIBOR03M + 1.00%) 4/20/31	5,250,000	5,163,753
•Benefit Street Partners CLO IX Ltd. Series 2016-9A AR 5.35% (LIBOR03M + 1.11%) 7/20/31	1,550,000	1,525,756
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Benefit Street Partners CLO VIII Ltd. Series 2015-8A A1AR 5.34% (LIBOR03M + 1.10%) 1/20/31	2,000,000	$ 1,972,784
•Benefit Street Partners CLO XX Ltd. Series 2020-20A AR 5.25% (LIBOR03M + 1.17%) 7/15/34	1,000,000	975,499
BMW Vehicle Lease Trust Series 2022-1 A3 1.10% 3/25/25	9,500,000	9,190,677
•Canyon Capital CLO Ltd. Series 2019-2A AR 5.26% (LIBOR03M + 1.18%) 10/15/34	7,250,000	7,030,086
•Carlyle Global Market Strategies CLO Ltd. Series 2014-2RA A1 5.66% (LIBOR03M + 1.05%) 5/15/31	4,573,349	4,498,351
•CBAM Ltd. Series 2020-13A A 5.67% (LIBOR03M + 1.43%) 1/20/34	7,000,000	6,865,957
•Cedar Funding IX CLO Ltd. Series 2018-9A A1 5.22% (LIBOR03M + 0.98%) 4/20/31	2,150,000	2,117,492
•CIFC Funding Ltd. Series 2013-4A A1RR 5.42% (LIBOR03M + 1.06%) 4/27/31	6,850,000	6,757,368
Dell Equipment Finance Trust Series 2021-2 A2 0.33% 12/22/26	5,359,822	5,295,685
•Dryden 83 CLO Ltd. Series 2020-83A A 5.41% (LIBOR03M + 1.22%) 1/18/32	6,650,000	6,541,678
•Elmwood CLO VII Ltd. Series 2020-4A A 5.47% (LIBOR03M + 1.39%) 1/17/34	1,000,000	988,679
Enterprise Fleet Financing LLC Series 2022-2 A2 4.65% 5/21/29	3,200,000	3,155,231
Ford Credit Auto Owner Trust
Series 2021-A B 0.70% 10/15/26	4,000,000	3,638,414
Series 2022-A B 1.91% 7/15/27	4,800,000	4,386,273
Ford Credit Floorplan Master Owner Trust Series 2020-1 A1 0.70% 9/15/25	20,500,000	19,838,049
•Galaxy XXI CLO Ltd. Series 2015-21A AR 5.26% (LIBOR03M + 1.02%) 4/20/31	3,500,000	3,440,745

LVIP Delaware Limited-Term Diversified Income Fund–9

LVIP Delaware Limited-Term Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
GM Financial Automobile Leasing Trust
Series 2021-1 B 0.54% 2/20/25	6,500,000	$ 6,326,801
Series 2021-2 A4 0.41% 5/20/25	5,700,000	5,513,808
Series 2022-1 B 2.23% 2/20/26	5,650,000	5,353,452
GMF Floorplan Owner Revolving Trust Series 2020-1 A 0.68% 8/15/25	16,000,000	15,535,765
GreatAmerica Leasing Receivables Funding LLC Series 2021-1 B 0.72% 12/15/26	3,600,000	3,263,808
•Halseypoint CLO 5 Ltd. Series 2021-5A A1A 5.62% (LIBOR03M + 1.21%) 1/30/35	4,000,000	3,892,816
JPMorgan Chase Bank NA - CACLN Series 2020-2 B 0.84% 2/25/28	1,667,200	1,627,733
•KKR CLO 32 Ltd. Series 32A A1 5.40% (LIBOR03M + 1.32%) 1/15/32	3,450,000	3,406,854
•LCM XVIII LP Series 18A A1R 5.26% (LIBOR03M + 1.02%) 4/20/31	5,003,000	4,930,121
•Neuberger Berman CLO XX Ltd. Series 2015-20A ARR 5.24% (LIBOR03M + 1.16%) 7/15/34	5,976,000	5,820,367
•Oaktree CLO Ltd. Series 2019-2A A1AR 5.20% (LIBOR03M + 1.12%) 4/15/31	2,000,000	1,962,782
•Octagon Investment Partners 33 Ltd. Series 2017-1A A1 5.43% (LIBOR03M + 1.19%) 1/20/31	5,750,000	5,680,143
•Octagon Investment Partners 48 Ltd. Series 2020-3A AR 5.39% (LIBOR03M + 1.15%) 10/20/34	1,200,000	1,167,344
•Sound Point CLO XXI Ltd. Series 2018-3A A1A 5.51% (LIBOR03M + 1.18%) 10/26/31	4,850,000	4,732,383
Tesla Auto Lease Trust Series 2021-A B 1.02% 3/20/25	12,282,000	11,736,671
Toyota Lease Owner Trust Series 2021-B A3 0.42% 10/21/24	6,850,000	6,659,082
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Trafigura Securitisation Finance PLC Series 2021-1A A2 1.08% 1/15/25	10,150,000	$ 9,205,110
•TRESTLES CLO V Ltd. Series 2021-5A A1 5.41% (LIBOR03M + 1.17%) 10/20/34	7,000,000	6,833,568
UNIFY Auto Receivables Trust Series 2021-1A A3 0.51% 6/16/25	920,908	911,189
Verizon Master Trust
Series 2022-2 A 1.53% 7/20/28	5,000,000	4,673,223
Series 2022-2 B 1.83% 7/20/28	4,800,000	4,474,170
Verizon Owner Trust Series 2020-C A 0.41% 4/21/25	1,493,871	1,469,229
Volkswagen Auto Lease Trust Series 2022-A A3 3.44% 7/21/25	5,300,000	5,186,075
•Zais CLO 16 Ltd. Series 2020-16A A1R 5.66% (LIBOR03M + 1.42%) 10/20/34	5,000,000	4,869,230
Total Non-Agency Asset-Backed Securities (Cost $234,035,333)		227,438,848
U.S. TREASURY OBLIGATIONS–16.94%
U.S. Treasury Notes
4.13% 10/31/27	83,625,000	83,932,061
4.25% 12/31/24	36,410,000	36,283,418
4.25% 10/15/25	42,000,000	41,967,188
4.50% 11/30/24	32,805,000	32,806,281
Total U.S. Treasury Obligations (Cost $194,559,340)		194,988,948

	Number of Shares
MONEY MARKET FUND–3.80%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	43,713,012	43,713,012
Total Money Market Fund (Cost $43,713,012)		43,713,012

TOTAL INVESTMENTS–102.36% (Cost $1,219,527,320)	1,178,281,034

★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(2.36%)	(27,111,620)
NET ASSETS APPLICABLE TO 126,104,471 SHARES OUTSTANDING–100.00%	$1,151,169,414
LVIP Delaware Limited-Term Diversified Income Fund–10

LVIP Delaware Limited-Term Diversified Income Fund
Statement of Net Assets (continued)
NET ASSET VALUE PER SHARE–LVIP DELAWARE LIMITED-TERM DIVERSIFIED INCOME FUND STANDARD CLASS ($160,489,339 / 17,496,536 Shares)	$9.173
NET ASSET VALUE PER SHARE–LVIP DELAWARE LIMITED-TERM DIVERSIFIED INCOME FUND SERVICE CLASS ($990,680,075 / 108,607,935 Shares)	$9.122
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$1,257,753,216
Distributable earnings/(accumulated loss)	(106,583,802)
TOTAL NET ASSETS	$1,151,169,414

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2022. Rate will reset at a future date.
★ Includes $1,010,000 cash collateral held at broker for futures contracts, $6,386 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $36,300,517 payable for securities purchased, $60,125 payable for fund shares redeemed, $155,743 other accrued expenses payable, $753,180 due to manager and affiliates and $12,805 variation margin due to broker on futures contracts as of December 31, 2022.

The following futures contracts were outstanding at December 31, 2022:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contract:
82	U.S. Treasury 2 yr Notes	$16,816,406	$16,801,276	3/31/23	$15,130	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022.

Summary of Abbreviations:
CLO–Collateralized Loan Obligation
CMPC–Coût Moyen Pondéré du Capital
GNMA–Government National Mortgage Association
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
REMIC–Real Estate Mortgage Investment Conduits
S&P–Standard & Poor’s
S.F.–Single Family
SOFR–Secured Overnight Financing Rate
SOFR30A–Secured Overnight Financing Rate 30 Days Average
SOFRINDX–Secured Overnight Financing Rate Index
STACR–Structured Agency Credit Risk
LVIP Delaware Limited-Term Diversified Income Fund–11

LVIP Delaware Limited-Term Diversified Income Fund
Statement of Net Assets (continued)
Summary of Abbreviations: (continued)
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Limited-Term Diversified Income Fund–12

LVIP Delaware Limited-Term Diversified Income Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Interest	$ 28,886,116
EXPENSES:
Management fees	5,966,813
Distribution fees-Service Class	3,231,605
Shareholder servicing fees	360,361
Accounting and administration expenses	231,468
Professional fees	92,444
Trustees’ fees and expenses	41,468
Pricing fees	24,162
Reports and statements to shareholders	20,062
Custodian fees	5,459
Consulting fees	3,501
Other	20,649
9,997,992
Less:
Expenses reimbursed	(180,474)
Total operating expenses	9,817,518
NET INVESTMENT INCOME	19,068,598
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(24,423,428)
Foreign currencies	1,112
Futures contracts	(5,351,851)
Swap contracts	332,986
Net realized loss	(29,441,181)
Net change in unrealized appreciation (depreciation) of:
Investments	(49,472,625)
Foreign currencies	2,071
Futures contracts	259,693
Net change in unrealized appreciation (depreciation)	(49,210,861)
NET REALIZED AND UNREALIZED LOSS	(78,652,042)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(59,583,444)
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Limited-Term Diversified Income Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 19,068,598	$ 11,788,037
Net realized loss	(29,441,181)	(1,309,989)
Net change in unrealized appreciation (depreciation)	(49,210,861)	(24,564,772)
Net decrease in net assets resulting from operations	(59,583,444)	(14,086,724)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(4,077,547)	(3,061,232)
Service Class	(22,298,428)	(16,640,908)
Return of capital:
Standard Class	—	(16,720)
Service Class	—	(90,892)
	(26,375,975)	(19,809,752)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	32,392,479	55,941,093
Service Class	67,012,038	136,147,487
Reinvestment of dividends and distributions:
Standard Class	4,077,547	3,077,952
Service Class	22,298,428	16,731,800
	125,780,492	211,898,332
Cost of shares redeemed:
Standard Class	(45,325,089)	(43,498,297)
Service Class	(245,743,255)	(145,330,927)
	(291,068,344)	(188,829,224)
Increase (decrease) in net assets derived from capital share transactions	(165,287,852)	23,069,108
NET DECREASE IN NET ASSETS	(251,247,271)	(10,827,368)
NET ASSETS:
Beginning of year	1,402,416,685	1,413,244,053
End of year	$1,151,169,414	$1,402,416,685
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Limited-Term Diversified Income Fund–13

LVIP Delaware Limited-Term Diversified Income Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Limited-Term Diversified Income Fund Standard Class
	Year Ended
	12/31/22	12/31/21 [1]	12/31/20 [1]	12/31/19 [1]	12/31/18 [1]
Net asset value, beginning of period	$ 9.818	$ 10.060	$ 9.820	$ 9.590	$ 9.830
Income (loss) from investment operations:
Net investment income[2]	0.170	0.109	0.120	0.220	0.210
Net realized and unrealized gain (loss)	(0.574)	(0.176)	0.300	0.270	(0.190)
Total from investment operations	(0.404)	(0.067)	0.420	0.490	0.020
Less dividends and distributions from:
Net investment income	(0.241)	(0.174)	(0.180)	(0.260)	(0.260)
Return of capital	—	(0.001)	— [3]	—	—
Total dividends and distributions	(0.241)	(0.175)	(0.180)	(0.260)	(0.260)
Net asset value, end of period	$ 9.173	$ 9.818	$ 10.060	$ 9.820	$ 9.590
Total return[4]	(4.12%)	(0.67%)	4.31%	5.21%	0.24%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$160,489	$180,707	$169,526	$131,920	$260,009
Ratio of expenses to average net assets	0.53%	0.53%	0.53%	0.54%	0.54%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.54%	0.53%	0.54%	0.54%	0.54%
Ratio of net investment income to average net assets	1.79%	1.09%	1.26%	2.27%	2.14%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.78%	1.09%	1.25%	2.27%	2.14%
Portfolio turnover	122%	274%	196%	97%	125%

[1]	The Fund adopted the accounting and performance history of the Delaware VIP Limited-Term Diversified Income Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP Limited-Term Diversified Income Series.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Amount is less than $(0.005) per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Limited-Term Diversified Income Fund–14

LVIP Delaware Limited-Term Diversified Income Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Limited-Term Diversified Income Fund Service Class
	Year Ended
	12/31/22	12/31/21 [1]	12/31/20 [1]	12/31/19 [1]	12/31/18 [1]
Net asset value, beginning of period	$ 9.762	$ 10.000	$ 9.750	$ 9.530	$ 9.760
Income (loss) from investment operations:
Net investment income[2]	0.141	0.079	0.090	0.190	0.180
Net realized and unrealized gain (loss)	(0.571)	(0.183)	0.310	0.260	(0.180)
Total from investment operations	(0.430)	(0.104)	0.400	0.450	—
Less dividends and distributions from:
Net investment income	(0.210)	(0.133)	(0.150)	(0.230)	(0.230)
Return of capital	—	(0.001)	— [3]	—	—
Total dividends and distributions	(0.210)	(0.134)	(0.150)	(0.230)	(0.230)
Net asset value, end of period	$ 9.122	$ 9.762	$ 10.000	$ 9.750	$ 9.530
Total return[4]	(4.40%)	(1.04%)	4.12%	4.81%	0.04%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$990,680	$1,221,710	$1,243,718	$1,216,346	$1,220,337
Ratio of expenses to average net assets	0.83%	0.83%	0.83%	0.84%	0.82%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.84%	0.83%	0.84%	0.84%	0.84%
Ratio of net investment income to average net assets	1.49%	0.79%	0.96%	1.97%	1.86%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.48%	0.79%	0.95%	1.97%	1.84%
Portfolio turnover	122%	274%	196%	97%	125%

[1]	The Fund adopted the accounting and performance history of the Delaware VIP Limited-Term Diversified Income Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP Limited-Term Diversified Income Series.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Amount is less than $(0.005) per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Limited-Term Diversified Income Fund–15

LVIP Delaware Limited-Term Diversified Income Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Limited-Term Diversified Income Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund adopted the accounting and performance history of the Delaware VIP Limited-Term Diversified Income Series, a former series of Delaware VIP® Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2021. The Fund commenced on May 1, 2021. Pre-inception information for Standard Class shares and Service Class shares shown is that of the Predecessor Fund’s Standard Class shares and Service Class shares. The Fund and the Predecessor Fund had substantially similar investment goals and strategies.
The Fund’s investment objective is to seek maximum total return, consistent with reasonable risk.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.
 Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.
 Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   Futures contracts are valued at the daily quoted settlement prices.   Swap contracts are valued based upon valuations provided by an independent pricing service and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
LVIP Delaware Limited-Term Diversified Income Fund–16

LVIP Delaware Limited-Term Diversified Income Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2022, the value and cost of foreign currency held by the LVIP Delaware Limited-Term Diversified Income Fund is $2,071 and $0 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.50% of the first $500 million of the Fund's average daily net assets; 0.475% of the next $500 million; 0.45% of the next $1.5 billion; and 0.425% of the Fund's average daily net assets in excess of $2.5 billion.   The management fee is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.53% of the average daily net assets for the Standard Class and 0.83% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2022, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2024	2025	Total
LIAC	$ 23,434	$ 180,474	$ 203,908
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
LVIP Delaware Limited-Term Diversified Income Fund–17

LVIP Delaware Limited-Term Diversified Income Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$71,989
Legal	15,979
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $20,019 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.30% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 6,386
Management fees payable to LIAC	472,095
Distribution fees payable to LFD	252,714
Shareholder servicing fees payable to Lincoln Life	28,371
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$ 329,115,516
Purchases of U.S. government securities	1,153,754,161
Sales other than U.S. government securities	346,812,214
Sales of U.S. government securities	1,256,187,713
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$1,229,818,277
Aggregate unrealized appreciation of investments and derivatives	$ 1,878,565
Aggregate unrealized depreciation of investments and derivatives	(53,413,737)
Net unrealized depreciation of investments and derivatives	$ (51,535,172)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
LVIP Delaware Limited-Term Diversified Income Fund–18

LVIP Delaware Limited-Term Diversified Income Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Collateralized Mortgage Obligations	$ —	$ 15,640,761	$—	$ 15,640,761
Agency Commercial Mortgage-Backed Security	—	4,480,506	—	4,480,506
Agency Mortgage-Backed Securities	—	46,506,749	—	46,506,749
Corporate Bonds	—	645,512,210	—	645,512,210
Non-Agency Asset-Backed Securities	—	227,438,848	—	227,438,848
U.S. Treasury Obligations	—	194,988,948	—	194,988,948
Money Market Fund	43,713,012	—	—	43,713,012
Total Investments	$43,713,012	$1,134,568,022	$—	$1,178,281,034
Derivatives:

Assets:
Futures Contract	$15,130	$—	$—	$15,130
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to premium callable bond income adjustments, straddle losses, Passive Foreign Investment Companies ("PFICs"), mark-to-market of futures contracts and wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$26,375,975	$19,702,229
Return of capital	—	107,523
Total	$26,375,975	$19,809,752
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 190,894
Capital loss carryforward	(55,196,684)
Other temporary differences	(42,840)
Net unrealized appreciation	(51,535,172)
Distributable earnings/(accumulated loss)	$(106,583,802)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
LVIP Delaware Limited-Term Diversified Income Fund–19

LVIP Delaware Limited-Term Diversified Income Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2022, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$18,612,122	$36,584,562	$55,196,684
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	3,425,212	5,602,714
Service Class	7,131,604	13,720,478
Shares reinvested:
Standard Class	444,353	311,823
Service Class	2,443,565	1,703,906
	13,444,734	21,338,921
Shares redeemed:
Standard Class	(4,779,243)	(4,351,473)
Service Class	(26,116,911)	(14,668,720)
	(30,896,154)	(19,020,193)
Net increase	(17,451,420)	2,318,728
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.   At December 31, 2022, the Fund posted $1,010,000 cash collateral for futures contracts.
During the year ended December 31, 2022, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
LVIP Delaware Limited-Term Diversified Income Fund–20

LVIP Delaware Limited-Term Diversified Income Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Swap Contracts–The Fund enters into Credit Default Swap (CDS) contracts in the normal course of pursuing its investment objective and strategies. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.
Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.
During the year ended December 31, 2022, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to central counterparties for centrally cleared CDS basket trades, as determined by an applicable central counterparty.   No CDS contracts were outstanding at December 31, 2022.
CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and for centrally cleared swaps, by trading these instruments through a central counterparty.
During the year ended December 31, 2022, the Fund used CDS contracts to gain exposure to certain securities or markets.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.
Fair values of derivative instruments as of December 31, 2022 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Interest rate contracts)	Liabilities net of receivables and other assets	$15,130	Liabilities net of receivables and other assets	$—
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(5,351,851)	$259,693
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	332,986	—
Total		$(5,018,865)	$259,693
LVIP Delaware Limited-Term Diversified Income Fund–21

LVIP Delaware Limited-Term Diversified Income Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$141,142,007	$34,912,780
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2022, the Fund had no assets and liabilities subject to offsetting provisions.
9. Risk Factors
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP Delaware Limited-Term Diversified Income Fund–22

LVIP Delaware Limited-Term Diversified Income Fund
Notes to Financial Statements (continued)
11. Change in Independent Registered Public Accounting Firm
On March 4, 2022, the Audit Committee recommended, and on March 7-8, 2022, the Trust’s Board of Trustees approved, the decision to engage Ernst & Young LLP (“EY”) as the independent registered public accounting firm for the Lincoln Variable Insurance Products Trust (the "Trust"), on behalf of LVIP Delaware Diversified Income Fund, LVIP Delaware Limited-Term Diversified Income Fund, LVIP Delaware REIT Fund, LVIP Delaware SMID Cap Core Fund, LVIP Delaware U.S. Growth Fund, LVIP Delaware Value Fund and LVIP Delaware High Yield Fund for the fiscal year ended December 31, 2022. The selection of EY does not reflect any disagreements with or dissatisfaction by the Trust or the Board of Trustees with the performance of the Fund’s prior independent registered public accounting firm, Tait, Weller & Baker, LLP.
12. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU was effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the Financial Conduct Authority (FCA), regulator of financial services firms and financial markets in the United Kingdom, announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023. In December 2022, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2022-06, Reference Rate Reform (Topic 848)-Deferral of the Sunset Date of Topic 848. The amendments in this update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management is currently evaluating the impact, if any, of applying this ASU.
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
13. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware Limited-Term Diversified Income Fund–23

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware Limited-Term Diversified Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware Limited-Term Diversified Income Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statements of operations, changes in net assets and financial highlights for the year then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations, changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
The statement of changes in net assets for the year ended December 31, 2021, and the financial highlights for each of the periods in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated February 28, 2022, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, were performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP Delaware Limited-Term Diversified Income Fund–24

LVIP Delaware Limited-Term Diversified Income Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.  The Board concluded that the services provided by LIAC were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022.  The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction.  The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Delaware Limited-Term Diversified Income Fund–25

LVIP Delaware Limited-Term Diversified Income Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an expense limitation for the Fund through April 30, 2023.  The Board concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits.  The Board reviewed materials provided by LIAC as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LIAC and Delaware Investments Fund Advisers (“DIFA”) on behalf of the LVIP Delaware Diversified Income Fund, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement.  The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA.  The Board considered that DIFA uses affiliated investment advisers as sub-subadvisers in connection with the subadvisory services provided to the Fund.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance.  The Board reviewed the LVIP Delaware Limited Term Diversified Income Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Short-Term Bond funds category and the Bloomberg US Government/Credit 1-3 Year Total Return USD Index.  The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and within range of the benchmark index for the one-year period, above the return of the Morningstar peer group median and the benchmark index for the three- and five-year periods and below the return of the Morningstar peer group median and above the benchmark index for the ten-year period.  The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale.  The Board reviewed the subadvisory fee schedule  and the management fees of funds with similar investment strategies for which DIFA serves as the investment adviser.  The Board considered that LIAC compensates DIFA from its fees and that the subadvisory fee schedules were negotiated between LIAC and DIFA.  The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Fund.  The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Fund may add to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Delaware Limited-Term Diversified Income Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP Delaware Limited-Term Diversified Income Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP Delaware Limited-Term Diversified Income Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP Delaware Limited-Term Diversified Income Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP Delaware Limited-Term Diversified Income Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware Limited-Term Diversified Income Fund–31

LVIP Delaware Mid Cap Value Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.
In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Delaware Mid Cap Value Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Mid Cap Value Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned (8.87%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the Russell Midcap® Value Index1, returned (12.03%).
Stock selection was the main contributor to the Fund’s relative outperformance during the year, specifically within the consumer discretionary, industrials, and real estate investment trusts (REIT) sectors.The Fund’s positions in the basic industry, utilities, and consumer staples sectors detracted.
Exploration and production company Hess Corp. outperformed its peers during a strong energy market. Hess announced nine discoveries in Guyana, bringing the company’s estimated recoverable resource for the block to approximately 11 billion barrels of oil equivalent, and Hess expects to produce more than 1 million gross barrels of oil per day in 2027 (Hess’s co-venture partners in the block are Exxon and CNOOC Petroleum Guyana Limited). We trimmed the Fund’s position in Hess due to relative valuation and a desire to lock in portfolio gains. We still maintained a position in Hess as it continues to provide a unique combination of strong cash flows and growth.
In the industrials sector, Quanta Services, Inc., was a top contributor for the year. Quanta is a specialty engineering and construction firm with a focus on the electric power, renewable energy, and underground utility infrastructure solutions. During the year, Quanta delivered record financial results, grew its backlog and the integration of Blattner remained on track which has positioned the company to continue to benefit from project opportunities supporting the energy transition. We trimmed the Fund’s position in Quanta due to relative valuation and a desire to lock in portfolio gains. We continue to like Quanta as the company is exposed to growing end markets and shareholder friendly capital deployment practices.
Signature Bank is a regional bank headquartered in New York City that provides traditional commercial banking services, and is a leading provider of payment and depository services for customers in the digital currency industry. Signature does not hold digital currencies on its balance sheet nor lend to participants in the digital currency industry. Shares of Signature declined during the year due to a decline in value of cryptocurrencies and several high-profile bankruptcies in the digital currency industry. We increased the Fund’s position in Signature and we believe that volatility in the digital currency industry poses limited risk to Signature’s balance sheet and earnings.
Teradyne Inc. designs and manufactures semiconductor test equipment and provides related services on a worldwide basis. In January 2022, Teradyne lowered its forward estimates for fiscal 2022, which pressured the stock, resulting in underperformance during the year. The company cited a decision made by a large customer to delay a transition to a new manufacturing node. While we reduced the Fund’s weight in Teradyne during the period, we maintain a position in the company as we believe Teradyne is fundamentally sound.
The Fund ended the year overweight the industrials, energy, financial services, and technology sectors and remained underweight the REIT, utilities, healthcare, and consumer discretionary sectors.
Portfolio Managers:
Delaware Investments Fund Advisers:	Kelley Carabasi
Kent Madden
Steven Catricks
Michael Foley
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Mid Cap Value Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $27,497 for the Standard Class shares and to $26,553 for the Service Class shares. For comparison, look at how the Russell Midcap® Value Index did over the same period. The same $10,000 investment would have increased to $26,193. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 8.87%
Five Years	+ 6.08%
Ten Years	+ 10.64%
Service Class Shares
One Year	- 9.19%
Five Years	+ 5.71%
Ten Years	+ 10.26%

LVIP Delaware Mid Cap Value Fund–1

LVIP Delaware Mid Cap Value Fund
2022 Annual Report Commentary (unaudited) (continued)
1. The Russell Midcap®Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. (DMHI) and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Sub-advisory services provided by Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”) (formerly, Delaware Management Business Trust). MIMBT is a federally registered investment adviser. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (“MBL”), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.
All third-party trademarks are the property of their respective owners.
© 2019 Delaware Management Holdings, Inc.
LVIP Delaware Mid Cap Value Fund–2

LVIP Delaware Mid Cap Value Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,074.00	0.42%	$2.20
Service Class Shares	1,000.00	1,072.10	0.77%	4.02
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.10	0.42%	$2.14
Service Class Shares	1,000.00	1,021.40	0.77%	3.92

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Mid Cap Value Fund–3

LVIP Delaware Mid Cap Value Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	98.50%
Airlines	0.86%
Auto Components	0.75%
Banks	6.56%
Building Products	1.05%
Capital Markets	3.48%
Chemicals	2.40%
Communications Equipment	1.26%
Construction & Engineering	4.24%
Construction Materials	0.85%
Consumer Finance	2.22%
Containers & Packaging	3.11%
Diversified Consumer Services	0.65%
Electric Utilities	3.27%
Electrical Equipment	2.18%
Electronic Equipment, Instruments & Components	2.57%
Entertainment	1.02%
Equity Real Estate Investment Trusts	6.57%
Food & Staples Retailing	0.66%
Food Products	3.24%
Health Care Equipment & Supplies	2.77%
Health Care Providers & Services	2.60%
Hotels, Restaurants & Leisure	2.14%
Household Durables	1.61%
Insurance	7.34%
IT Services	2.05%
Leisure Products	0.58%
Life Sciences Tools & Services	1.30%
Machinery	2.35%
Marine	0.47%
Media	0.72%
Metals & Mining	1.01%
Multiline Retail	1.07%
Multi-Utilities	3.45%
Oil, Gas & Consumable Fuels	7.09%
Paper & Forest Products	0.75%
Professional Services	3.52%
Road & Rail	0.79%
Semiconductors & Semiconductor Equipment	2.78%
Software	1.62%
Specialty Retail	1.95%
Textiles, Apparel & Luxury Goods	0.78%
Trading Companies & Distributors	2.82%
Security Type/Sector	Percentage of Net Assets
Money Market Fund	1.43%
Total Investments	99.93%
Receivables and Other Assets Net of Liabilities	0.07%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Hartford Financial Services Group, Inc.	1.99%
KBR, Inc.	1.96%
WESCO International, Inc.	1.83%
Quanta Services, Inc.	1.73%
Marathon Oil Corp.	1.71%
Reinsurance Group of America, Inc.	1.67%
Synopsys, Inc.	1.62%
DR Horton, Inc.	1.61%
AECOM	1.61%
Raymond James Financial, Inc.	1.49%
Total	17.22%

IT–Information Technology

LVIP Delaware Mid Cap Value Fund–4

LVIP Delaware Mid Cap Value Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
COMMON STOCK–98.50%
Airlines–0.86%
Southwest Airlines Co.	229,100	$ 7,713,797
		7,713,797
Auto Components–0.75%
†Aptiv PLC	73,100	6,807,803
		6,807,803
Banks–6.56%
East West Bancorp, Inc.	196,200	12,929,580
Hancock Whitney Corp.	188,800	9,136,032
KeyCorp	714,200	12,441,364
Signature Bank	61,300	7,062,986
Synovus Financial Corp.	247,350	9,287,992
Western Alliance Bancorp	138,500	8,249,060
		59,107,014
Building Products–1.05%
Johnson Controls International PLC	147,945	9,468,480
		9,468,480
Capital Markets–3.48%
Affiliated Managers Group, Inc.	60,550	9,592,936
Raymond James Financial, Inc.	125,975	13,460,429
State Street Corp.	107,450	8,334,897
		31,388,262
Chemicals–2.40%
Celanese Corp.	65,950	6,742,728
Huntsman Corp.	370,000	10,167,600
Olin Corp.	90,100	4,769,894
		21,680,222
Communications Equipment–1.26%
†Ciena Corp.	223,300	11,383,834
		11,383,834
Construction & Engineering–4.24%
AECOM	171,300	14,548,509
MDU Resources Group, Inc.	265,200	8,046,168
Quanta Services, Inc.	109,490	15,602,325
		38,197,002
Construction Materials–0.85%
Vulcan Materials Co.	43,750	7,661,063
		7,661,063
Consumer Finance–2.22%
Ally Financial, Inc.	344,600	8,425,470
Synchrony Financial	352,550	11,584,793
		20,010,263
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Containers & Packaging–3.11%
Berry Global Group, Inc.	191,732	$ 11,586,365
Crown Holdings, Inc.	104,350	8,578,613
Graphic Packaging Holding Co.	353,000	7,854,250
		28,019,228
Diversified Consumer Services–0.65%
Service Corp. International	85,200	5,890,728
		5,890,728
Electric Utilities–3.27%
Edison International	145,900	9,282,158
NRG Energy, Inc.	313,900	9,988,298
Xcel Energy, Inc.	146,250	10,253,587
		29,524,043
Electrical Equipment–2.18%
AMETEK, Inc.	65,950	9,214,534
Regal Rexnord Corp.	87,250	10,468,255
		19,682,789
Electronic Equipment, Instruments & Components–2.57%
†Flex Ltd.	617,391	13,249,211
†Keysight Technologies, Inc.	57,950	9,913,506
		23,162,717
Entertainment–1.02%
Electronic Arts, Inc.	75,500	9,224,590
		9,224,590
Equity Real Estate Investment Trusts–6.57%
American Homes 4 Rent Class A	253,950	7,654,053
Apartment Income REIT Corp.	216,259	7,419,846
Host Hotels & Resorts, Inc.	513,100	8,235,255
Kimco Realty Corp.	278,900	5,907,102
Life Storage, Inc.	86,050	8,475,925
Outfront Media, Inc.	388,300	6,438,014
Spirit Realty Capital, Inc.	199,050	7,948,067
VICI Properties, Inc.	220,950	7,158,780
		59,237,042
Food & Staples Retailing–0.66%
†U.S. Foods Holding Corp.	175,800	5,980,716
		5,980,716
Food Products–3.24%
Campbell Soup Co.	126,850	7,198,737
Conagra Brands, Inc.	203,200	7,863,840
Kellogg Co.	122,150	8,701,966
Tyson Foods, Inc. Class A	87,500	5,446,875
		29,211,418
LVIP Delaware Mid Cap Value Fund–5

LVIP Delaware Mid Cap Value Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies–2.77%
STERIS PLC	33,250	$ 6,140,943
Teleflex, Inc.	31,100	7,763,493
Zimmer Biomet Holdings, Inc.	86,700	11,054,250
		24,958,686
Health Care Providers & Services–2.60%
AmerisourceBergen Corp.	75,150	12,453,107
Quest Diagnostics, Inc.	70,050	10,958,622
		23,411,729
Hotels, Restaurants & Leisure–2.14%
Darden Restaurants, Inc.	55,820	7,721,581
Marriott International, Inc. Class A	77,740	11,574,708
		19,296,289
Household Durables–1.61%
DR Horton, Inc.	163,283	14,555,047
		14,555,047
Insurance–7.34%
Allstate Corp.	98,000	13,288,800
Assurant, Inc.	74,100	9,266,946
Globe Life, Inc.	87,950	10,602,373
Hartford Financial Services Group, Inc.	236,200	17,911,046
Reinsurance Group of America, Inc.	106,250	15,097,062
		66,166,227
IT Services–2.05%
†Akamai Technologies, Inc.	81,950	6,908,385
Concentrix Corp.	56,650	7,543,514
†Fiserv, Inc.	40,100	4,052,907
		18,504,806
Leisure Products–0.58%
Polaris, Inc.	51,440	5,195,440
		5,195,440
Life Sciences Tools & Services–1.30%
Agilent Technologies, Inc.	78,100	11,687,665
		11,687,665
Machinery–2.35%
†Gates Industrial Corp. PLC	220,750	2,518,758
ITT, Inc.	130,950	10,620,045
Oshkosh Corp.	91,200	8,042,928
		21,181,731
Marine–0.47%
†Kirby Corp.	65,300	4,202,055
		4,202,055
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Media–0.72%
Nexstar Media Group, Inc. Class A	36,870	$ 6,453,356
		6,453,356
Metals & Mining–1.01%
Alcoa Corp.	105,550	4,799,359
Newmont Corp.	90,900	4,290,480
		9,089,839
Multiline Retail–1.07%
†Dollar Tree, Inc.	67,950	9,610,848
		9,610,848
Multi-Utilities–3.45%
CMS Energy Corp.	168,200	10,652,106
Public Service Enterprise Group, Inc.	198,650	12,171,285
WEC Energy Group, Inc.	88,300	8,279,008
		31,102,399
Oil, Gas & Consumable Fuels–7.09%
APA Corp.	194,000	9,055,920
Coterra Energy, Inc.	387,750	9,527,018
Devon Energy Corp.	166,830	10,261,713
Hess Corp.	67,750	9,608,305
Marathon Oil Corp.	568,650	15,393,355
Valero Energy Corp.	79,450	10,079,027
		63,925,338
Paper & Forest Products–0.75%
Louisiana-Pacific Corp.	114,750	6,793,200
		6,793,200
Professional Services–3.52%
†CACI International, Inc. Class A	30,650	9,213,083
KBR, Inc.	334,420	17,657,376
ManpowerGroup, Inc.	58,400	4,859,464
		31,729,923
Road & Rail–0.79%
JB Hunt Transport Services, Inc.	41,100	7,166,196
		7,166,196
Semiconductors & Semiconductor Equipment–2.78%
†ON Semiconductor Corp.	155,750	9,714,128
†Qorvo, Inc.	56,200	5,093,968
Teradyne, Inc.	117,950	10,302,932
		25,111,028
Software–1.62%
†Synopsys, Inc.	45,700	14,591,553
		14,591,553

LVIP Delaware Mid Cap Value Fund–6

LVIP Delaware Mid Cap Value Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail–1.95%
†AutoZone, Inc.	3,600	$ 8,878,248
Ross Stores, Inc.	74,800	8,682,036
		17,560,284
Textiles, Apparel & Luxury Goods–0.78%
†Capri Holdings Ltd.	122,300	7,010,236
		7,010,236
Trading Companies & Distributors–2.82%
†United Rentals, Inc.	25,150	8,938,813
†WESCO International, Inc.	131,900	16,513,880
		25,452,693
Total Common Stock (Cost $589,800,986)		888,107,579

	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–1.43%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 4.12%)	12,847,901	$ 12,847,901
Total Money Market Fund (Cost $12,847,901)		12,847,901

TOTAL INVESTMENTS–99.93% (Cost $602,648,887)	900,955,480
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.07%	640,793
NET ASSETS APPLICABLE TO 22,667,518 SHARES OUTSTANDING–100.00%	$901,596,273
NET ASSET VALUE PER SHARE–LVIP DELAWARE MID CAP VALUE FUND STANDARD CLASS ($716,382,495 / 17,982,894 Shares)	$39.837
NET ASSET VALUE PER SHARE–LVIP DELAWARE MID CAP VALUE FUND SERVICE CLASS ($185,213,778 / 4,684,624 Shares)	$39.537
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$533,888,368
Distributable earnings/(accumulated loss)	367,707,905
TOTAL NET ASSETS	$901,596,273

† Non-income producing.
★ Includes $626,836 payable for fund shares redeemed, $59,595 other accrued expenses payable and $358,305 due to manager and affiliates as of December 31, 2022.

Summary of Abbreviations:
IT–Information Technology
REIT–Real Estate Investment Trust
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Mid Cap Value Fund–7

LVIP Delaware Mid Cap Value Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends	$ 17,008,855
EXPENSES:
Management fees	3,410,903
Distribution fees-Service Class	649,121
Shareholder servicing fees	275,587
Accounting and administration expenses	193,685
Professional fees	48,382
Trustees’ fees and expenses	31,317
Reports and statements to shareholders	22,981
Custodian fees	6,720
Consulting fees	3,403
Pricing fees	1,581
Other	21,953
Total operating expenses	4,665,633
NET INVESTMENT INCOME	12,343,222
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	77,739,351
Net change in unrealized appreciation (depreciation) of investments	(182,775,341)
NET REALIZED AND UNREALIZED LOSS	(105,035,990)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (92,692,768)
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Mid Cap Value Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 12,343,222	$ 11,886,631
Net realized gain	77,739,351	57,447,071
Net change in unrealized appreciation (depreciation)	(182,775,341)	199,200,084
Net increase (decrease) in net assets resulting from operations	(92,692,768)	268,533,786
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(35,718,819)	(11,081,159)
Service Class	(8,435,979)	(1,928,337)
	(44,154,798)	(13,009,496)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	67,555,139	103,448,799
Service Class	37,764,752	20,342,410
Reinvestment of dividends and distributions:
Standard Class	35,718,819	11,081,159
Service Class	8,435,979	1,928,337
	149,474,689	136,800,705
Cost of shares redeemed:
Standard Class	(152,290,285)	(118,197,040)
Service Class	(36,325,538)	(34,633,754)
	(188,615,823)	(152,830,794)
Decrease in net assets derived from capital share transactions	(39,141,134)	(16,030,089)
NET INCREASE (DECREASE) IN NET ASSETS	(175,988,700)	239,494,201
NET ASSETS:
Beginning of year	1,077,584,973	838,090,772
End of year	$ 901,596,273	$1,077,584,973
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Mid Cap Value Fund–8

LVIP Delaware Mid Cap Value Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Mid Cap Value Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 46.009	$ 35.342	$ 36.468	$ 31.753	$ 41.502
Income (loss) from investment operations:
Net investment income[1]	0.576	0.523	0.447	0.504	0.462
Net realized and unrealized gain (loss)	(4.730)	10.732	(0.357)	8.882	(5.856)
Total from investment operations	(4.154)	11.255	0.090	9.386	(5.394)
Less dividends and distributions from:
Net investment income	(0.630)	(0.588)	(0.470)	(0.409)	(0.514)
Net realized gain	(1.388)	—	(0.348)	(4.262)	(3.841)
Return of capital	—	—	(0.398)	—	—
Total dividends and distributions	(2.018)	(0.588)	(1.216)	(4.671)	(4.355)
Net asset value, end of period	$ 39.837	$ 46.009	$ 35.342	$ 36.468	$ 31.753
Total return[2]	(8.87%)	31.91%	0.51%	30.43%	(14.75%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$716,382	$875,293	$671,609	$736,219	$ 431,527
Ratio of expenses to average net assets	0.42%	0.41%	0.44%	0.46%	0.46%
Ratio of net investment income to average net assets	1.37%	1.25%	1.48%	1.39%	1.15%
Portfolio turnover	20%	19%	28%	13%	20%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Mid Cap Value Fund–9

LVIP Delaware Mid Cap Value Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Mid Cap Value Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 45.685	$ 35.102	$ 36.246	$ 31.604	$ 41.324
Income (loss) from investment operations:
Net investment income[1]	0.424	0.373	0.339	0.375	0.318
Net realized and unrealized gain (loss)	(4.695)	10.649	(0.374)	8.826	(5.809)
Total from investment operations	(4.271)	11.022	(0.035)	9.201	(5.491)
Less dividends and distributions from:
Net investment income	(0.489)	(0.439)	(0.412)	(0.297)	(0.388)
Net realized gain	(1.388)	—	(0.348)	(4.262)	(3.841)
Return of capital	—	—	(0.349)	—	—
Total dividends and distributions	(1.877)	(0.439)	(1.109)	(4.559)	(4.229)
Net asset value, end of period	$ 39.537	$ 45.685	$ 35.102	$ 36.246	$ 31.604
Total return[2]	(9.19%)	31.45%	0.16%	29.97%	(15.04%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$185,214	$202,292	$166,482	$160,131	$ 115,579
Ratio of expenses to average net assets	0.77%	0.76%	0.79%	0.81%	0.81%
Ratio of net investment income to average net assets	1.02%	0.88%	1.13%	1.04%	0.80%
Portfolio turnover	20%	19%	28%	13%	20%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Mid Cap Value Fund–10

LVIP Delaware Mid Cap Value Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Mid Cap Value Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to maximize long-term capital appreciation (as measured by the change in the value of Fund shares over a period of three years or longer).
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Delaware Mid Cap Value Fund–11

LVIP Delaware Mid Cap Value Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2022.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the Fund’s average daily net assets; 0.40% of the next $200 million; and 0.30% of the Fund’s average daily net assets in excess of $400 million.   The management fee is calculated daily and paid monthly.
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$67,990
Legal	12,123
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $12,841 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$280,222
Distribution fees payable to LFD	55,592
Shareholder servicing fees payable to Lincoln Life	22,491
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP Delaware Mid Cap Value Fund–12

LVIP Delaware Mid Cap Value Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$193,012,133
Sales	266,197,549
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$606,041,756
Aggregate unrealized appreciation of investments	$323,502,268
Aggregate unrealized depreciation of investments	(28,588,545)
Net unrealized appreciation of investments	$294,913,723
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$888,107,579	$—	$—	$888,107,579
Money Market Fund	12,847,901	—	—	12,847,901
Total Investments	$900,955,480	$—	$—	$900,955,480
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$15,843,050	$12,163,254
Long-term capital gains	28,311,748	846,242
Total	$44,154,798	$13,009,496
LVIP Delaware Mid Cap Value Fund–13

LVIP Delaware Mid Cap Value Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 72,794,183
Other temporary differences	(1)
Net unrealized appreciation	294,913,723
Distributable earnings/(accumulated loss)	$367,707,905
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
At December 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	1,619,466	2,562,694
Service Class	900,461	484,608
Shares reinvested:
Standard Class	917,593	250,824
Service Class	219,234	43,950
	3,656,754	3,342,076
Shares redeemed:
Standard Class	(3,578,634)	(2,792,289)
Service Class	(863,012)	(843,448)
	(4,441,646)	(3,635,737)
Net decrease	(784,892)	(293,661)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Risk Factors
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2022. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable
LVIP Delaware Mid Cap Value Fund–14

LVIP Delaware Mid Cap Value Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware Mid Cap Value Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware Mid Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware Mid Cap Value Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP Delaware Mid Cap Value Fund–16

LVIP Delaware Mid Cap Value Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Delaware Mid Cap Value Fund–17

LVIP Delaware Mid Cap Value Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Investment Fund Advisers (“DIFA”) on behalf of the LVIP Delaware Mid Cap Value Fund, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement. The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA. The Board considered that DIFA uses affiliated investment advisers as sub-subadvisers in connection with the subadvisory services provided to the Fund. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance. The Board reviewed the LVIP Delaware Mid Cap Value Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Mid-Cap Value funds category and the Russell Mid Cap Value Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one- and five-year periods, the same as the return of the Morningstar peer group median and below the return of the benchmark index for the three-year period and below the return of the Morningstar peer group median and the benchmark index for the ten-year period. The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule and the management fee of a fund with a similar investment strategy for which DIFA serves as the investment adviser. The Board considered that LIAC compensates DIFA from its fees and that the subadvisory fee schedules were negotiated between LIAC and DIFA. The Board concluded that the subadvisory fees for each DIFA Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Fund may add to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients and enhance DIFA’s ability to obtain research with soft dollars.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Delaware Mid Cap Value Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP Delaware Mid Cap Value Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP Delaware Mid Cap Value Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP Delaware Mid Cap Value Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP Delaware Mid Cap Value Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware Mid Cap Value Fund–23

LVIP Delaware REIT Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.
In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Delaware REIT Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware REIT Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned (25.30%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the FTSE Nareit Equity REITs Index1, returned (24.37%).
2022 turned out to be the one of the most challenging years on record for real estate investment trusts (REITs), falling 24%. The fourth quarter provided some respite with the sector rallying 5.2%. Higher real rates, wider credit spreads, concerns about rising interest rates, and a potential slowdown in economic activity appeared to weigh on investor sentiment throughout the year.
Like REITs, U.S. stocks rallied in the fourth quarter of 2022. The broad market S&P 500® Index posted a total return of 7.6% even though it lost ground in December. Investors’ embrace of stocks in October and November seemed to be driven in part by better-than-expected corporate earnings, moderating inflation data, and hopes that the U.S. Federal Reserve (Fed) might soon slow the pace of interest rate increases. In addition, a consensus view that the Fed would engineer a “soft landing” for the economy and that any recession in 2023 would be mild appeared to take root. Still, stocks were broadly lower for the year.
During the fourth quarter, the Fed implemented its sixth and seventh interest rate hikes of the year, in November and December, respectively, lifting the federal funds rate to a range between 4.25% and 4.50%, its highest level since December 2007. The most recent move, a 0.50-percentage-point increase in mid-December, was a step down from the previous four hikes of 0.75 percentage points each. In his press conference following the November rate announcement, Fed Chair Jerome Powell said the pace of interest rate increases could slow down in the coming months. Nonetheless, in its post-meeting statement for December, the Fed said it “anticipates that ongoing increases in the target range will be appropriate in order to attain a stance of monetary policy that is sufficiently restrictive to return inflation to 2 percent over time.”
As the end of the year approached, inflation readings continued to moderate incrementally. According to the most recent data from the Bureau of Economic Analysis, the Personal Consumption Expenditures Price Index (PCE) rose 5.5% in November from a year earlier, down from a high of 7.0% in June. The Core Personal Consumption Expenditures Price Index (Core PCE), the Fed’s preferred inflation gauge, which excludes food and energy prices, increased 4.7% in November year over year, down from highs of 5.4% in both February and March. The price of West Texas Intermediate (WTI) crude oil ended the year at $81 per barrel, up 7% for the period but down from highs of more than $120 in both March and June. Employment growth slowed for much of the year. Job gains averaged 375,000 per month in 2022 with the lowest monthly reading (223,000) coming in the last month of the year. The unemployment rate ended the year at 3.5%. (Sources: FactSet, US Bureau of Labor Statistics.)
With rising rates and inflation remaining in focus, we are reminded that real estate represents a “bond proxy with growth” – that is, if rates are rising on inflation and growth expectations, sectors with pricing power should see rising rents and real estate’s inflation hedging characteristics are expected to endure.
For the calendar year ended December 31, 2022, the Fund underperformed its benchmark.
On a sector basis, Shopping Centers, Lodging and Gaming contributed to Fund performance. The strong performance in shopping centers was driven by a combination of asset allocation and stock selection. Positions in Brixmore Property Group, Inc and Philips Edison & Company, Inc were the primary contributors. Brixmore performed well as a lack of supply has seen strong leasing momentum, with demand for space amongst its retailing segments.
In the Lodging sector, strong stock selection drove outperformance. A position in hotel owner Apple Hospitality REIT, Inc was the primary driver. Following a challenging period during Covid-19, improving occupancy, improved pricing, coupled with a strong balance sheet and attractive dividend yield saw it outperform over the year.
Specialty, Self Storage and Healthcare were the leading detractors from performance. The Specialty sector was the main detractor, driven by both negative stock selection and sector allocation. Underweight positions to Iron Mountain, Inc and W. P. Carey Inc were the major detractors. Iron Mountain did particularly well as it reported its highest earnings figures on record in the third quarter on the back of strong leasing across both physical and digital assets.
The average cash holding over the period was ~0.5% of the total portfolio and no derivative instruments were held. From a sector positioning point of view, the Fund was overweight Self Storage, Shopping Centers and Gaming was underweight Healthcare, Tech and Regional Malls.
Portfolio Managers:
Delaware Investments Fund Advisers:	Scot Thompson
Benjamin Leung
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Delaware REIT Fund–1

LVIP Delaware REIT Fund
2022 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware REIT Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,612 for the Standard Class shares and to $16,170 for the Service Class shares. For comparison, look at how the FTSE Nareit Equity REITs Index did over the same period. The same $10,000 investment would have increased to $18,822. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
The Fund has adopted the historical performance of the Delaware VIP® REIT Series, a former series of Delaware VIP® Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2021. The Fund commenced offering Standard Class shares and Service Class shares on May 1, 2021.Therefore, pre-inception historical performance of Standard Class shares and Service Class shares is based on the previous performance of the Predecessor Fund’s Standard Class shares and Service Class shares. The returns presented for periods prior to May 1,2021 reflect the performance of the Predecessor Fund.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 25.30%
Five Years	+ 2.41%
Ten Years	+ 5.21%
Service Class Shares
One Year	- 25.53%
Five Years	+ 2.10%
Ten Years	+ 4.92%
1. The FTSE Nareit Equity REITs Index contains all tax-qualified real estate investment trusts (REITs) traded on US exchanges, excluding timber and infrastructure REITs, with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria.
Sub - advisory services provided by Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”) (formerly, Delaware Management Business Trust). MIMBT is a federally registered investment adviser. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (“MBL”), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.
All third-party trademarks are the property of their respective owners.
© 2021 Macquarie Management Holdings, Inc.

LVIP Delaware REIT Fund–2

LVIP Delaware REIT Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$952.10	0.83%	$4.08
Service Class Shares	1,000.00	950.60	1.13%	5.56
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.00	0.83%	$4.23
Service Class Shares	1,000.00	1,019.50	1.13%	5.75

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware REIT Fund–3

LVIP Delaware REIT Fund
Security Type/Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
REIT Apartments	15.04%
REIT Diversified	15.51%
REIT Health Care	6.28%
REIT Hotels	4.47%
REIT Manufactured Homes	2.25%
REIT Office Property	6.72%
REIT Regional Malls	2.76%
REIT Shopping Centers	9.98%
REIT Single Tenant	8.10%
REIT Storage	11.97%
REIT Warehouse/Industry	15.58%
Total	98.66%
Money Market Fund	1.08%
Total Investments	99.74%
Receivables and Other Assets Net of Liabilities	0.26%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Prologis, Inc.	13.06%
Public Storage	5.39%
Equinix, Inc.	4.89%
Welltower, Inc.	3.21%
VICI Properties, Inc.	3.03%
Invitation Homes, Inc.	2.95%
Alexandria Real Estate Equities, Inc.	2.86%
Extra Space Storage, Inc.	2.84%
Realty Income Corp.	2.80%
Simon Property Group, Inc.	2.76%
Total	43.79%

REIT–Real Estate Investment Trust

LVIP Delaware REIT Fund–4

LVIP Delaware REIT Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
COMMON STOCK–98.66%
REIT Apartments–15.04%
American Homes 4 Rent Class A	121,900	$ 3,674,066
AvalonBay Communities, Inc.	45,858	7,406,984
Camden Property Trust	50,572	5,657,996
Equity Residential	119,813	7,068,967
Essex Property Trust, Inc.	39,100	8,286,072
Independence Realty Trust, Inc.	175,684	2,962,032
Invitation Homes, Inc.	342,278	10,145,120
Mid-America Apartment Communities, Inc.	34,299	5,384,600
NexPoint Residential Trust, Inc.	5,435	236,531
UDR, Inc.	24,335	942,495
		51,764,863
REIT Diversified–15.51%
Digital Realty Trust, Inc.	76,675	7,688,202
EPR Properties	62,325	2,350,899
Equinix, Inc.	25,717	16,845,406
Gaming & Leisure Properties, Inc.	144,568	7,530,547
Lamar Advertising Co. Class A	23,684	2,235,770
LXP Industrial Trust	250,844	2,513,457
Outfront Media, Inc.	153,064	2,537,801
VICI Properties, Inc.	322,344	10,443,946
WP Carey, Inc.	16,013	1,251,416
		53,397,444
REIT Health Care–6.28%
CareTrust REIT, Inc.	92,722	1,722,775
Healthcare Realty Trust, Inc. Class A	188,464	3,631,701
Healthpeak Properties, Inc.	63,584	1,594,051
Medical Properties Trust, Inc.	38,816	432,410
Omega Healthcare Investors, Inc.	10,545	294,733
Ventas, Inc.	64,589	2,909,734
Welltower, Inc.	168,554	11,048,715
		21,634,119
REIT Hotels–4.47%
Apple Hospitality REIT, Inc.	374,696	5,912,703
Chatham Lodging Trust	182,928	2,244,527
Host Hotels & Resorts, Inc.	312,413	5,014,229
Park Hotels & Resorts, Inc.	189,112	2,229,630
		15,401,089
REIT Manufactured Homes–2.25%
Equity LifeStyle Properties, Inc.	50,452	3,259,199
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
REIT Manufactured Homes (continued)
Sun Communities, Inc.	31,339	$ 4,481,477
		7,740,676
REIT Office Property–6.72%
Alexandria Real Estate Equities, Inc.	67,497	9,832,288
City Office REIT, Inc.	30,730	257,517
Cousins Properties, Inc.	156,258	3,951,765
Douglas Emmett, Inc.	50,718	795,258
Highwoods Properties, Inc.	145,945	4,083,541
Kilroy Realty Corp.	48,743	1,884,892
Piedmont Office Realty Trust, Inc. Class A	252,744	2,317,663
		23,122,924
REIT Regional Malls–2.76%
Simon Property Group, Inc.	80,765	9,488,272
		9,488,272
REIT Shopping Centers–9.98%
Brixmor Property Group, Inc.	324,035	7,345,873
Kimco Realty Corp.	272,231	5,765,853
Kite Realty Group Trust	92,300	1,942,915
Phillips Edison & Co., Inc.	136,602	4,349,408
Regency Centers Corp.	93,771	5,860,687
Retail Opportunity Investments Corp.	353,455	5,312,429
SITE Centers Corp.	213,240	2,912,858
Urban Edge Properties	62,185	876,187
		34,366,210
REIT Single Tenant–8.10%
Agree Realty Corp.	46,252	3,280,655
Essential Properties Realty Trust, Inc.	157,139	3,688,052
Four Corners Property Trust, Inc.	61,026	1,582,404
Realty Income Corp.	151,724	9,623,853
Spirit Realty Capital, Inc.	122,310	4,883,838
STORE Capital Corp.	150,482	4,824,453
		27,883,255
REIT Storage–11.97%
CubeSmart	57,635	2,319,809
Extra Space Storage, Inc.	66,369	9,768,189
Iron Mountain, Inc.	17,378	866,293
Life Storage, Inc.	70,844	6,978,134
National Storage Affiliates Trust	75,197	2,716,116
Public Storage	66,170	18,540,172
		41,188,713
LVIP Delaware REIT Fund–5

LVIP Delaware REIT Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
REIT Warehouse/Industry–15.58%
Plymouth Industrial REIT, Inc.	60,882	$ 1,167,717
Prologis, Inc.	398,790	44,955,597
Rexford Industrial Realty, Inc.	81,690	4,463,541
Terreno Realty Corp.	53,492	3,042,090
		53,628,945
Total Common Stock (Cost $313,609,715)		339,616,510

	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–1.08%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 4.12%)	3,721,275	$ 3,721,275
Total Money Market Fund (Cost $3,721,275)		3,721,275

TOTAL INVESTMENTS–99.74% (Cost $317,330,990)	343,337,785
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.26%	883,372
NET ASSETS APPLICABLE TO 28,461,474 SHARES OUTSTANDING–100.00%	$344,221,157
NET ASSET VALUE PER SHARE–LVIP DELAWARE REIT FUND STANDARD CLASS ($196,241,965 / 16,243,400 Shares)	$12.081
NET ASSET VALUE PER SHARE–LVIP DELAWARE REIT FUND SERVICE CLASS ($147,979,192 / 12,218,074 Shares)	$12.111
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$354,794,262
Distributable earnings/(accumulated loss)	(10,573,105)
TOTAL NET ASSETS	$344,221,157

★ Includes $6,665 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $354,588 payable for fund shares redeemed, $17,845 other accrued expenses payable, $270,188 due to manager and affiliates and $35,880 payable for audit fee as of December 31, 2022.

Summary of Abbreviations:
REIT–Real Estate Investment Trust
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware REIT Fund–6

LVIP Delaware REIT Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends	$ 11,349,162
EXPENSES:
Management fees	2,956,942
Distribution fees-Service Class	517,360
Shareholder servicing fees	114,335
Accounting and administration expenses	92,578
Professional fees	48,897
Trustees’ fees and expenses	13,189
Reports and statements to shareholders	12,636
Pricing fees	3,484
Consulting fees	2,929
Custodian fees	1,651
Other	46,669
3,810,670
Less:
Expenses reimbursed	(20,960)
Total operating expenses	3,789,710
NET INVESTMENT INCOME	7,559,452
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	8,710,646
Net change in unrealized appreciation (depreciation) of investments	(136,889,209)
NET REALIZED AND UNREALIZED LOSS	(128,178,563)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(120,619,111)
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware REIT Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 7,559,452	$ 3,747,862
Net realized gain	8,710,646	24,714,307
Net change in unrealized appreciation (depreciation)	(136,889,209)	129,020,875
Net increase (decrease) in net assets resulting from operations	(120,619,111)	157,483,044
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(4,884,313)	(7,405,382)
Service Class	(3,127,289)	(4,656,707)
Return of capital:
Standard Class	(2,195,756)	(12,976)
Service Class	(1,707,195)	(8,159)
	(11,914,553)	(12,083,224)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	29,745,005	23,133,368
Service Class	20,585,550	18,644,295
Reinvestment of dividends and distributions:
Standard Class	7,080,069	7,418,358
Service Class	4,834,484	4,664,866
	62,245,108	53,860,887
Cost of shares redeemed:
Standard Class	(40,324,732)	(51,494,948)
Service Class	(37,982,046)	(43,957,127)
	(78,306,778)	(95,452,075)
Decrease in net assets derived from capital share transactions	(16,061,670)	(41,591,188)
NET INCREASE (DECREASE) IN NET ASSETS	(148,595,334)	103,808,632
NET ASSETS:
Beginning of year	492,816,491	389,007,859
End of year	$ 344,221,157	$492,816,491
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware REIT Fund–7

LVIP Delaware REIT Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware REIT Fund Standard Class
	Year Ended
	12/31/22	12/31/21 [1]	12/31/20 [1]	12/31/19 [1]	12/31/18 [1]
Net asset value, beginning of period	$ 16.787	$ 12.090	$ 14.690	$ 11.850	$ 13.490
Income (loss) from investment operations:
Net investment income[2]	0.288	0.140	0.230	0.240	0.280
Net realized and unrealized gain (loss)	(4.542)	4.994	(1.920)	2.900	(1.270)
Total from investment operations	(4.254)	5.134	(1.690)	3.140	(0.990)
Less dividends and distributions from:
Net investment income	(0.313)	(0.436)	(0.250)	(0.300)	(0.270)
Net realized gain	—	—	(0.660)	—	(0.380)
Return of capital	(0.139)	(0.001)	—	—	—
Total dividends and distributions	(0.452)	(0.437)	(0.910)	(0.300)	(0.650)
Net asset value, end of period	$ 12.081	$ 16.787	$ 12.090	$ 14.690	$ 11.850
Total return[3]	(25.30%)	43.07%	(10.41%)	26.81%	(7.22%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 196,242	$274,086	$ 214,644	$236,492	$198,904
Ratio of expenses to average net assets	0.83%	0.82%	0.83%	0.83%	0.83%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.84%	0.82%	0.84%	0.83%	0.83%
Ratio of net investment income to average net assets	2.05%	0.98%	1.94%	1.70%	2.23%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.04%	0.98%	1.93%	1.70%	2.23%
Portfolio turnover	16%	15%	127%	98%	111%

[1]	The Fund adopted the accounting and performance history of the Delaware VIP REIT Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP REIT Series.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware REIT Fund–8

LVIP Delaware REIT Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware REIT Fund Service Class
	Year Ended
	12/31/22	12/31/21 [1]	12/31/20 [1]	12/31/19 [1]	12/31/18 [1]
Net asset value, beginning of period	$ 16.818	$ 12.080	$ 14.660	$ 11.820	$ 13.460
Income (loss) from investment operations:
Net investment income[2]	0.246	0.097	0.190	0.200	0.240
Net realized and unrealized gain (loss)	(4.545)	4.982	(1.900)	2.900	(1.270)
Total from investment operations	(4.299)	5.079	(1.710)	3.100	(1.030)
Less dividends and distributions from:
Net investment income	(0.269)	(0.340)	(0.210)	(0.260)	(0.230)
Net realized gain	—	—	(0.660)	—	(0.380)
Return of capital	(0.139)	(0.001)	—	—	—
Total dividends and distributions	(0.408)	(0.341)	(0.870)	(0.260)	(0.610)
Net asset value, end of period	$ 12.111	$ 16.818	$ 12.080	$ 14.660	$ 11.820
Total return[3]	(25.53%)	42.54%	(10.64%)	26.50%	(7.52%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 147,979	$218,731	$ 174,364	$204,193	$173,457
Ratio of expenses to average net assets	1.13%	1.12%	1.13%	1.13%	1.11%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.14%	1.12%	1.14%	1.13%	1.13%
Ratio of net investment income to average net assets	1.75%	0.68%	1.64%	1.40%	1.95%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.74%	0.68%	1.63%	1.40%	1.93%
Portfolio turnover	16%	15%	127%	98%	111%

[1]	The Fund adopted the accounting and performance history of the Delaware VIP REIT Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP REIT Series.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware REIT Fund–9

LVIP Delaware REIT Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware REIT Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund adopted the accounting and performance history of the Delaware VIP REIT Series, a former series of Delaware VIP® Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2021. The Fund commenced on May 1, 2021. Pre-inception information for Standard Class shares and Service Class shares shown is that of the Predecessor Fund’s Standard Class shares and Service Class shares. The Fund and the Predecessor Fund had substantially similar investment goals and strategies.
The Fund’s investment objective is to seek maximum long-term total return, with capital appreciation as a secondary objective.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such
LVIP Delaware REIT Fund–10

LVIP Delaware REIT Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $500 million of the Fund's average daily net assets; 0.70% of the next $500 million; 0.65% of the next $1.5 billion; and 0.60% of the Fund's average daily net assets in excess of $2.5 billion.   The management fee is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.83% of the average daily net assets for the Standard Class and 1.13% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2022, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
Expiration Date
	2025	Total
LIAC	$ 20,960	$ 20,960
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$24,152
Legal	5,956
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $12,623 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.30% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP Delaware REIT Fund–11

LVIP Delaware REIT Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2022, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 6,665
Management fees payable to LIAC	223,090
Distribution fees payable to LFD	38,472
Shareholder servicing fees payable to Lincoln Life	8,626
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$62,559,107
Sales	80,011,490
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$329,609,910
Aggregate unrealized appreciation of investments	$ 42,804,082
Aggregate unrealized depreciation of investments	(29,076,208)
Net unrealized appreciation of investments	$ 13,727,874
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$339,616,510	$—	$—	$339,616,510
Money Market Fund	3,721,275	—	—	3,721,275
Total Investments	$343,337,785	$—	$—	$343,337,785
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S.
LVIP Delaware REIT Fund–12

LVIP Delaware REIT Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$8,011,602	$12,062,089
Return of capital	3,902,951	21,135
Total	$11,914,553	$12,083,224
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$(24,300,979)
Net unrealized appreciation	13,727,874
Distributable earnings/(accumulated loss)	$(10,573,105)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2022, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$16,952,736	$7,348,243	$24,300,979
In 2022, the Fund utilized $8,574,722 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	2,175,227	1,579,663
Service Class	1,458,111	1,274,608
Shares reinvested:
Standard Class	594,051	513,840
Service Class	404,565	325,276
	4,631,954	3,693,387
Shares redeemed:
Standard Class	(2,853,504)	(3,515,167)
Service Class	(2,650,350)	(3,033,811)
	(5,503,854)	(6,548,978)
Net decrease	(871,900)	(2,855,591)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
LVIP Delaware REIT Fund–13

LVIP Delaware REIT Fund
Notes to Financial Statements (continued)
8. Risk Factors
The Fund concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Change in Independent Registered Public Accounting Firm
On March 4, 2022, the Audit Committee recommended, and on March 7-8, 2022, the Trust’s Board of Trustees approved, the decision to engage Ernst & Young LLP (“EY”) as the independent registered public accounting firm for the Lincoln Variable Insurance Products Trust (the "Trust"), on behalf of LVIP Delaware Diversified Income Fund, LVIP Delaware Limited-Term Diversified Income Fund, LVIP Delaware REIT Fund, LVIP Delaware SMID Cap Core Fund, LVIP Delaware U.S. Growth Fund, LVIP Delaware Value Fund and LVIP Delaware High Yield Fund for the fiscal year ended December 31, 2022. The selection of EY does not reflect any disagreements with or dissatisfaction by the Trust or the Board of Trustees with the performance of the Fund’s prior independent registered public accounting firm, Tait, Weller & Baker, LLP.
11. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware REIT Fund–14

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware REIT Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware REIT Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statements of operations, changes in net assets and financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations, changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
The statement of changes in net assets for the year ended December 31, 2021, and the financial highlights for each of the periods in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated February 28, 2022, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP Delaware REIT Fund–15

LVIP Delaware REIT Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Delaware REIT Fund–16

LVIP Delaware REIT Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an expense limitation for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Investment Fund Advisers (“DIFA”) on behalf of the LVIP Delaware REIT Fund, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement. The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA. The Board considered that DIFA uses affiliated investment advisers as sub-subadvisers in connection with the subadvisory services provided to the Fund. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance. The Board reviewed the LVIP Delaware REIT Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Real Estate funds category and the FTSE Nareit Equity REITs Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the return of the benchmark index for the one-year period and below the return of the Morningstar peer group median and the benchmark index for the three- and five- and ten-year periods. The Board considered LIAC’s comments that the subadviser was replaced in 2020 and that underperformance since then was due to negative security selection. The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule and noted DIFA’s statement that there were no comparable accounts for which DIFA serves as the investment adviser. The Board considered that LIAC compensates DIFA from its fees and that the subadvisory fee schedules were negotiated between LIAC and DIFA. The Board concluded that the subadvisory fees for each DIFA Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Fund may add to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients and enhance DIFA’s ability to obtain research with soft dollars.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Delaware REIT Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP Delaware REIT Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP Delaware REIT Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP Delaware REIT Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP Delaware REIT Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware REIT Fund–22

LVIP Delaware SMID Cap Core Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.
In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Delaware SMID Cap Core Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware SMID Cap Core Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned (13.73%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the Russell 2500™ Index1, returned (18.37%).
Stock selection drove the Fund’s relative outperformance for the year, most notably in the technology, finance, and healthcare sectors. Stock selection detracted in the consumer staples, capital goods, and transportation sectors. Energy was the strongest performing sector in the benchmark and portfolio during the year, and the Fund’s holdings in the sector outperformed. Shares of Diamondback Energy Inc. outperformed as the company beat consensus earnings estimates during each of its fiscal quarters during 2022. In the company’s most recent fiscal quarter, reported in November, it paid a base cash dividend, issued a variable cash dividend, and repurchased its stock, returning 75% of free cash flow to shareholders. We maintained the Fund’s position in Diamondback as the company is a leader in low-cost operations, has a high free cash flow yield, and management is committed to maximizing returns for shareholders.
The Fund’s positions in companies in the engineering and construction industry outperformed. Speciality contractor, Quanta Services, Inc., was a top contributor for the year as the company delivered financial strength across its electric power, renewable energy, and underground utility infrastructure solutions business segments. We maintained the Fund’s position in Quanta Services as we believe that the company offers attractive opportunities for investors to gain exposure to long-term secular growth trends.
In the medical products industry, shares of contract development and manufacturing company, Catalent Inc, underperformed. Catalent’s fiscal first quarter 2022 financial results were weaker than expected and the company reduced its financial guidance to reflect worsening macroeconomic conditions. We maintained the Fund’s position in Catalent as it has an impressive suite of products, is trading at a discounted multiple, and management has taken steps to position the company for organic growth.
In the software industry, shares of cyber-security analytics company Rapid7 Inc. underperformed during the year. Since the Fund purchased Rapid7, the company has diversified its offerings to become a multipillar platform covering threat detection and response, cloud security, and vulnerability risk. Rapid7 delivered good financial results during the year, though management noted its annualized recurring revenue (ARR) growth rate would slow below its historical level of about 20%. We maintained the Fund’s position in Rapid7 as the company has multiple product drivers to help it reach its 2025 free cash flow and ARR financial goals.
The Fund ended the year with the largest overweights in the transportation, consumer discretionary, business services, and healthcare sectors. The Fund ended the year underweight the utilities, real estate investment trusts (REITs), technology, and capital goods sectors. We continue to maintain our strategy of investing in companies that we believe have strong balance sheets and cash flow, sustainable competitive advantages, and high-quality management teams with the potential to deliver value to shareholders.
Portfolio Managers:
Delaware Investments Fund Advisers:	Francis X. Morris
Christopher S. Adams
Michael S. Morris
Donald G. Padilla
David E. Reidinger
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware SMID Cap Core Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $27,087 for the Standard Class shares and to $26,359 for the Service Class shares. For comparison, look at how the Russell 2500™ Index did over the same period. The same $10,000 investment would have increased to $26,003. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
The Fund has adopted the historical performance of the Delaware VIP® SMID Cap Core Series, a former series of Delaware VIP® Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2021. The Fund commenced offering Standard Class shares and Service Class shares on May 1, 2021.Therefore, pre-inception historical performance of Standard Class shares and Service Class shares is based on the previous

LVIP Delaware SMID Cap Core Fund–1

LVIP Delaware SMID Cap Core Fund
2022 Annual Report Commentary (unaudited) (continued)
performance of the Predecessor Fund’s Standard Class shares and Service Class shares. The returns presented for periods prior to May 1, 2021 reflect the performance of the Predecessor Fund.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 13.73%
Five Years	+ 6.10%
Ten Years	+ 10.48%
Service Class Shares
One Year	- 13.99%
Five Years	+ 5.78%
Ten Years	+ 10.18%
1. The Russell 2500TM Index is a subset of the Russell 3000TM Index, representing approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.
Sub-advisory services provided by Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”) (formerly, Delaware Management Business Trust). MIMBT is a federally registered investment adviser. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (“MBL”), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.
All third-party trademarks are the property of their respective owners.
© 2021 Macquarie Management Holdings, Inc.
LVIP Delaware SMID Cap Core Fund–2

LVIP Delaware SMID Cap Core Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,064.60	0.80%	$4.16
Service Class Shares	1,000.00	1,063.00	1.10%	5.72
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.20	0.80%	$4.08
Service Class Shares	1,000.00	1,019.70	1.10%	5.60

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware SMID Cap Core Fund–3

LVIP Delaware SMID Cap Core Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	97.30%
Airlines	0.31%
Auto Components	1.11%
Banks	6.19%
Biotechnology	5.34%
Building Products	1.12%
Capital Markets	2.53%
Chemicals	2.44%
Commercial Services & Supplies	2.40%
Construction & Engineering	4.06%
Containers & Packaging	0.61%
Electrical Equipment	0.47%
Electronic Equipment, Instruments & Components	0.51%
Energy Equipment & Services	2.21%
Entertainment	0.39%
Equity Real Estate Investment Trusts	6.31%
Food & Staples Retailing	2.10%
Food Products	0.76%
Gas Utilities	0.88%
Health Care Equipment & Supplies	2.31%
Health Care Providers & Services	0.85%
Hotels, Restaurants & Leisure	3.43%
Household Durables	2.31%
Insurance	4.57%
Interactive Media & Services	0.46%
IT Services	2.92%
Leisure Products	1.47%
Life Sciences Tools & Services	3.13%
Machinery	3.67%
Marine	0.85%
Media	1.45%
Metals & Mining	3.19%
Multi-Utilities	1.00%
Oil, Gas & Consumable Fuels	3.05%
Pharmaceuticals	1.23%
Professional Services	2.20%
Road & Rail	1.89%
Semiconductors & Semiconductor Equipment	2.85%
Software	5.96%
Specialty Retail	3.23%
Textiles, Apparel & Luxury Goods	0.98%
Thrifts & Mortgage Finance	1.98%
Trading Companies & Distributors	2.58%
Security Type/Sector	Percentage of Net Assets
Money Market Fund	2.79%
Total Investments	100.09%
Liabilities Net of Receivables and Other Assets	(0.09%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Liberty Energy, Inc. Class A	2.21%
Chesapeake Energy Corp.	1.75%
Reliance Steel & Aluminum Co.	1.64%
WillScot Mobile Mini Holdings Corp.	1.45%
ExlService Holdings, Inc.	1.45%
Quanta Services, Inc.	1.44%
Huntsman Corp.	1.40%
Casey's General Stores, Inc.	1.40%
Primerica, Inc.	1.35%
Reinsurance Group of America, Inc.	1.34%
Total	15.43%

IT–Information Technology

LVIP Delaware SMID Cap Core Fund–4

LVIP Delaware SMID Cap Core Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
COMMON STOCK–97.30%
Airlines–0.31%
†Allegiant Travel Co.	25,378	$ 1,725,450
		1,725,450
Auto Components–1.11%
BorgWarner, Inc.	104,162	4,192,521
Dana, Inc.	135,870	2,055,713
		6,248,234
Banks–6.19%
Comerica, Inc.	63,683	4,257,209
East West Bancorp, Inc.	111,817	7,368,740
SouthState Corp.	61,648	4,707,441
Umpqua Holdings Corp.	279,544	4,989,861
Valley National Bancorp	336,204	3,802,467
Webster Financial Corp.	135,830	6,430,192
Western Alliance Bancorp	53,831	3,206,174
		34,762,084
Biotechnology–5.34%
†Amicus Therapeutics, Inc.	210,988	2,576,163
†Blueprint Medicines Corp.	54,827	2,401,971
†Exact Sciences Corp.	44,078	2,182,302
†Halozyme Therapeutics, Inc.	117,525	6,687,172
†Insmed, Inc.	105,556	2,109,009
†Ligand Pharmaceuticals, Inc.	37,041	2,474,339
†Natera, Inc.	69,242	2,781,451
†Neurocrine Biosciences, Inc.	52,081	6,220,555
†Ultragenyx Pharmaceutical, Inc.	55,281	2,561,169
		29,994,131
Building Products–1.12%
Carlisle Cos., Inc.	16,626	3,917,917
Zurn Elkay Water Solutions Corp.	112,384	2,376,922
		6,294,839
Capital Markets–2.53%
Hamilton Lane, Inc. Class A	48,794	3,116,961
Raymond James Financial, Inc.	47,362	5,060,629
Stifel Financial Corp.	103,302	6,029,738
		14,207,328
Chemicals–2.44%
Huntsman Corp.	287,072	7,888,738
Minerals Technologies, Inc.	95,851	5,820,073
		13,708,811
Commercial Services & Supplies–2.40%
ABM Industries, Inc.	85,151	3,782,408
†Casella Waste Systems, Inc. Class A	33,929	2,690,909
†Clean Harbors, Inc.	34,603	3,948,894
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Commercial Services & Supplies (continued)
Tetra Tech, Inc.	20,921	$ 3,037,520
		13,459,731
Construction & Engineering–4.06%
†Ameresco, Inc. Class A	39,732	2,270,286
†MasTec, Inc.	50,337	4,295,256
Quanta Services, Inc.	56,754	8,087,445
†WillScot Mobile Mini Holdings Corp.	180,575	8,156,573
		22,809,560
Containers & Packaging–0.61%
Westrock Co.	98,007	3,445,926
		3,445,926
Electrical Equipment–0.47%
Regal Rexnord Corp.	21,877	2,624,802
		2,624,802
Electronic Equipment, Instruments & Components–0.51%
†Coherent Corp.	81,435	2,858,369
		2,858,369
Energy Equipment & Services–2.21%
Liberty Energy, Inc. Class A	776,737	12,435,559
		12,435,559
Entertainment–0.39%
†IMAX Corp.	150,298	2,203,369
		2,203,369
Equity Real Estate Investment Trusts–6.31%
Brixmor Property Group, Inc.	250,772	5,685,001
Camden Property Trust	44,958	5,029,901
DiamondRock Hospitality Co.	219,913	1,801,087
First Industrial Realty Trust, Inc.	110,831	5,348,704
Kite Realty Group Trust	229,090	4,822,345
Life Storage, Inc.	51,812	5,103,482
LXP Industrial Trust	251,575	2,520,782
Pebblebrook Hotel Trust	159,203	2,131,728
Physicians Realty Trust	205,524	2,973,932
		35,416,962
Food & Staples Retailing–2.10%
†BJ's Wholesale Club Holdings, Inc.	59,476	3,934,932
Casey's General Stores, Inc.	35,074	7,868,852
		11,803,784
Food Products–0.76%
J & J Snack Foods Corp.	28,625	4,285,449
		4,285,449
LVIP Delaware SMID Cap Core Fund–5

LVIP Delaware SMID Cap Core Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Gas Utilities–0.88%
Spire, Inc.	71,521	$ 4,924,936
		4,924,936
Health Care Equipment & Supplies–2.31%
†Inspire Medical Systems, Inc.	22,488	5,664,277
=OmniAb, Inc. Earnout Shares	14,046	0
=OmniAb, Inc. Earnout Shares	14,046	0
†QuidelOrtho Corp.	29,659	2,540,887
†Shockwave Medical, Inc.	23,171	4,764,189
		12,969,353
Health Care Providers & Services–0.85%
Encompass Health Corp.	79,858	4,776,307
		4,776,307
Hotels, Restaurants & Leisure–3.43%
Aramark	167,265	6,914,735
†Brinker International, Inc.	71,042	2,266,950
Jack in the Box, Inc.	27,933	1,905,869
Texas Roadhouse, Inc.	44,181	4,018,262
Wendy's Co.	183,273	4,147,468
		19,253,284
Household Durables–2.31%
†Helen of Troy Ltd.	13,341	1,479,650
KB Home	67,175	2,139,524
La-Z-Boy, Inc.	90,113	2,056,379
†Taylor Morrison Home Corp.	94,552	2,869,653
Toll Brothers, Inc.	88,258	4,405,839
		12,951,045
Insurance–4.57%
Axis Capital Holdings Ltd.	112,355	6,086,270
Kemper Corp.	90,796	4,467,163
Primerica, Inc.	53,546	7,593,894
Reinsurance Group of America, Inc.	52,853	7,509,883
		25,657,210
Interactive Media & Services–0.46%
†Yelp, Inc.	94,921	2,595,140
		2,595,140
IT Services–2.92%
†ExlService Holdings, Inc.	47,965	8,126,710
SS&C Technologies Holdings, Inc.	39,787	2,071,311
†WNS Holdings Ltd.ADR	77,417	6,192,586
		16,390,607
Leisure Products–1.47%
†Malibu Boats, Inc. Class A	76,344	4,069,135
†YETI Holdings, Inc.	100,979	4,171,443
		8,240,578
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Life Sciences Tools & Services–3.13%
†Azenta, Inc.	55,795	$ 3,248,385
Bio-Techne Corp.	58,364	4,837,208
†ICON PLC	20,599	4,001,356
†OmniAb, Inc.	181,503	653,411
†Repligen Corp.	28,480	4,821,949
		17,562,309
Machinery–3.67%
Barnes Group, Inc.	35,785	1,461,817
Federal Signal Corp.	62,383	2,898,938
†Gates Industrial Corp. PLC	129,808	1,481,109
Graco, Inc.	53,212	3,579,039
Kadant, Inc.	13,745	2,441,524
Lincoln Electric Holdings, Inc.	32,862	4,748,231
Oshkosh Corp.	45,723	4,032,312
		20,642,970
Marine–0.85%
†Kirby Corp.	74,515	4,795,040
		4,795,040
Media–1.45%
Interpublic Group of Cos., Inc.	158,271	5,272,007
Nexstar Media Group, Inc. Class A	16,570	2,900,247
		8,172,254
Metals & Mining–3.19%
Kaiser Aluminum Corp.	46,990	3,569,360
Reliance Steel & Aluminum Co.	45,635	9,238,350
Worthington Industries, Inc.	103,300	5,135,043
		17,942,753
Multi-Utilities–1.00%
Black Hills Corp.	79,742	5,609,052
		5,609,052
Oil, Gas & Consumable Fuels–3.05%
Chesapeake Energy Corp.	103,882	9,803,345
Diamondback Energy, Inc.	53,531	7,321,970
		17,125,315
Pharmaceuticals–1.23%
†Catalent, Inc.	71,756	3,229,738
†Supernus Pharmaceuticals, Inc.	102,575	3,658,850
		6,888,588
Professional Services–2.20%
†ASGN, Inc.	59,109	4,816,201
Jacobs Solutions, Inc.	23,827	2,860,908

LVIP Delaware SMID Cap Core Fund–6

LVIP Delaware SMID Cap Core Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Professional Services (continued)
KBR, Inc.	88,418	$ 4,668,471
		12,345,580
Road & Rail–1.89%
Knight-Swift Transportation Holdings, Inc.	104,684	5,486,488
Werner Enterprises, Inc.	127,623	5,138,102
		10,624,590
Semiconductors & Semiconductor Equipment–2.85%
†MACOM Technology Solutions Holdings, Inc.	54,707	3,445,447
†MaxLinear, Inc.	95,099	3,228,611
†ON Semiconductor Corp.	73,422	4,579,330
†Semtech Corp.	57,030	1,636,191
†Silicon Laboratories, Inc.	23,093	3,133,027
		16,022,606
Software–5.96%
†Blackline, Inc.	22,996	1,546,941
†Box, Inc. Class A	70,709	2,201,171
†Dynatrace, Inc.	74,928	2,869,742
†Guidewire Software, Inc.	36,610	2,290,322
†Paycom Software, Inc.	3,604	1,118,357
†Procore Technologies, Inc.	47,273	2,230,340
†PTC, Inc.	60,136	7,218,725
†Q2 Holdings, Inc.	74,965	2,014,310
†Rapid7, Inc.	45,866	1,558,527
†Smartsheet, Inc. Class A	64,405	2,534,981
†Sprout Social, Inc. Class A	21,603	1,219,705
†Tyler Technologies, Inc.	2,841	915,967
†Varonis Systems, Inc.	94,517	2,262,737
†Ziff Davis, Inc.	43,861	3,469,405
		33,451,230
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail–3.23%
Dick's Sporting Goods, Inc.	59,319	$ 7,135,482
†Five Below, Inc.	40,957	7,244,065
Tractor Supply Co.	16,647	3,745,076
		18,124,623
Textiles, Apparel & Luxury Goods–0.98%
Steven Madden Ltd.	172,221	5,504,183
		5,504,183
Thrifts & Mortgage Finance–1.98%
Essent Group Ltd.	112,310	4,366,613
†NMI Holdings, Inc. Class A	136,854	2,860,248
WSFS Financial Corp.	86,193	3,907,991
		11,134,852
Trading Companies & Distributors–2.58%
†Beacon Roofing Supply, Inc.	89,684	4,734,418
Boise Cascade Co.	69,129	4,747,089
†WESCO International, Inc.	40,109	5,021,647
		14,503,154
Total Common Stock (Cost $431,502,085)		546,491,947

MONEY MARKET FUND–2.79%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 4.12%)	15,674,212	15,674,212
Total Money Market Fund (Cost $15,674,212)		15,674,212

TOTAL INVESTMENTS–100.09% (Cost $447,176,297)	562,166,159
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.09%)	(492,911)
NET ASSETS APPLICABLE TO 24,785,415 SHARES OUTSTANDING–100.00%	$561,673,248
NET ASSET VALUE PER SHARE–LVIP DELAWARE SMID CAP CORE FUND STANDARD CLASS ($373,770,454 / 15,976,381 Shares)	$23.395
NET ASSET VALUE PER SHARE–LVIP DELAWARE SMID CAP CORE FUND SERVICE CLASS ($187,902,794 / 8,809,034 Shares)	$21.331
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$416,163,433
Distributable earnings/(accumulated loss)	145,509,815
TOTAL NET ASSETS	$561,673,248

LVIP Delaware SMID Cap Core Fund–7

LVIP Delaware SMID Cap Core Fund
Statement of Net Assets (continued)

† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
★ Includes $5,152 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $135,301 payable for securities purchased, $474,326 payable for fund shares redeemed, $93,838 other accrued expenses payable and $424,859 due to manager and affiliates as of December 31, 2022.

Summary of Abbreviations:
ADR–American Depositary Receipt
IT–Information Technology
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware SMID Cap Core Fund–8

LVIP Delaware SMID Cap Core Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends	$ 8,935,018
EXPENSES:
Management fees	4,488,834
Distribution fees-Service Class	615,249
Shareholder servicing fees	175,609
Accounting and administration expenses	128,672
Professional fees	47,304
Trustees’ fees and expenses	20,131
Reports and statements to shareholders	13,834
Pricing fees	4,659
Consulting fees	3,080
Custodian fees	2,417
Other	19,680
5,519,469
Less:
Expenses reimbursed	(59,838)
Total operating expenses	5,459,631
NET INVESTMENT INCOME	3,475,387
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	31,344,954
Net change in unrealized appreciation (depreciation) of investments	(131,440,730)
NET REALIZED AND UNREALIZED LOSS	(100,095,776)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (96,620,389)
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware SMID Cap Core Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 3,475,387	$ 592,575
Net realized gain	31,344,954	47,262,806
Net change in unrealized appreciation (depreciation)	(131,440,730)	95,485,867
Net increase (decrease) in net assets resulting from operations	(96,620,389)	143,341,248
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(12,963,019)	(36,722,649)
Service Class	(6,559,792)	(20,778,363)
Return of capital:
Standard Class	—	(19,657)
Service Class	—	(11,123)
	(19,522,811)	(57,531,792)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	15,308,670	18,320,205
Service Class	15,538,351	16,757,948
Reinvestment of dividends and distributions:
Standard Class	12,963,019	36,742,306
Service Class	6,559,792	20,789,486
	50,369,832	92,609,945
Cost of shares redeemed:
Standard Class	(45,755,892)	(57,893,479)
Service Class	(38,918,533)	(52,892,185)
	(84,674,425)	(110,785,664)
Decrease in net assets derived from capital share transactions	(34,304,593)	(18,175,719)
NET INCREASE (DECREASE) IN NET ASSETS	(150,447,793)	67,633,737
NET ASSETS:
Beginning of year	712,121,041	644,487,304
End of year	$ 561,673,248	$ 712,121,041
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware SMID Cap Core Fund–9

LVIP Delaware SMID Cap Core Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware SMID Cap Core Fund Standard Class
	Year Ended
	12/31/22	12/31/21 [1]	12/31/20 [1]	12/31/19 [1]	12/31/18 [1]
Net asset value, beginning of period	$ 28.114	$ 24.740	$ 23.090	$ 18.920	$ 30.980
Income (loss) from investment operations:
Net investment income[2]	0.167	0.052	0.210	0.110	0.120
Net realized and unrealized gain (loss)	(4.065)	5.604	2.040	5.370	(2.590)
Total from investment operations	(3.898)	5.656	2.250	5.480	(2.470)
Less dividends and distributions from:
Net investment income	(0.111)	(0.273)	(0.110)	(0.120)	(0.050)
Net realized gain	(0.710)	(2.008)	(0.490)	(1.190)	(9.540)
Return of capital	—	(0.001)	—	—	—
Total dividends and distributions	(0.821)	(2.282)	(0.600)	(1.310)	(9.590)
Net asset value, end of period	$ 23.395	$ 28.114	$ 24.740	$ 23.090	$ 18.920
Total return[3]	(13.73%)	23.18%	11.09%	29.63%	(12.12%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 373,770	$467,478	$413,756	$399,267	$ 343,361
Ratio of expenses to average net assets	0.80%	0.80%	0.82%	0.81%	0.81%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.81%	0.80%	0.82%	0.81%	0.81%
Ratio of net investment income to average net assets	0.68%	0.19%	1.02%	0.52%	0.51%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.67%	0.19%	1.02%	0.52%	0.51%
Portfolio turnover	19%	17%	32%	14%	18%

[1]	The Fund adopted the accounting and performance history of the Delaware VIP SMID Cap Core Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP SMID Cap Core Series.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware SMID Cap Core Fund–10

LVIP Delaware SMID Cap Core Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware SMID Cap Core Fund Service Class
	Year Ended
	12/31/22	12/31/21 [1]	12/31/20 [1]	12/31/19 [1]	12/31/18 [1]
Net asset value, beginning of period	$ 25.715	$ 22.750	$ 21.280	$ 17.520	$ 29.410
Income (loss) from investment operations:
Net investment income (loss)[2]	0.085	(0.031)	0.140	0.040	0.050
Net realized and unrealized gain (loss)	(3.718)	5.154	1.870	4.970	(2.400)
Total from investment operations	(3.633)	5.123	2.010	5.010	(2.350)
Less dividends and distributions from:
Net investment income	(0.041)	(0.148)	(0.050)	(0.060)	—
Net realized gain	(0.710)	(2.009)	(0.490)	(1.190)	(9.540)
Return of capital	—	(0.001)	—	—	—
Total dividends and distributions	(0.751)	(2.158)	(0.540)	(1.250)	(9.540)
Net asset value, end of period	$ 21.331	$ 25.715	$ 22.750	$ 21.280	$ 17.520
Total return[3]	(13.99%)	22.83%	10.74%	29.25%	(12.40%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 187,903	$244,643	$230,731	$228,479	$ 197,556
Ratio of expenses to average net assets	1.10%	1.10%	1.12%	1.11%	1.09%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.11%	1.10%	1.12%	1.11%	1.11%
Ratio of net investment income (loss) to average net assets	0.38%	(0.13%)	0.72%	0.22%	0.23%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.37%	(0.13%)	0.72%	0.22%	0.21%
Portfolio turnover	19%	17%	32%	14%	18%

[1]	The Fund adopted the accounting and performance history of the Delaware VIP SMID Cap Core Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP SMID Cap Core Series.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware SMID Cap Core Fund–11

LVIP Delaware SMID Cap Core Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware SMID Cap Core Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund adopted the accounting and performance history of the Delaware VIP SMID Cap Core Series, a former series of Delaware VIP® Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2021. The Fund commenced on May 1, 2021. Pre-inception information for Standard Class shares and Service Class shares shown is that of the Predecessor Fund’s Standard Class shares and Service Class shares. The Fund and the Predecessor Fund had substantially similar investment goals and strategies.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities
LVIP Delaware SMID Cap Core Fund–12

LVIP Delaware SMID Cap Core Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $500 million of the Fund's average daily net assets; 0.70% of the next $500 million; 0.65% of the next $1.5 billion; and 0.60% of the Fund's average daily net assets in excess of $2.5 billion.   The management fee is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.80% of the average daily net assets for the Standard Class and 1.10% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2022, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
Expiration Date
	2025	Total
LIAC	$ 59,838	$ 59,838
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$37,530
Legal	9,205
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $13,813 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets
LVIP Delaware SMID Cap Core Fund–13

LVIP Delaware SMID Cap Core Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.30% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 5,152
Management fees payable to LIAC	361,871
Distribution fees payable to LFD	48,876
Shareholder servicing fees payable to Lincoln Life	14,112
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$112,673,421
Sales	175,296,940
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$449,107,845
Aggregate unrealized appreciation of investments	$154,620,466
Aggregate unrealized depreciation of investments	(41,562,152)
Net unrealized appreciation of investments	$113,058,314
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
LVIP Delaware SMID Cap Core Fund–14

LVIP Delaware SMID Cap Core Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Airlines	$ 1,725,450	$—	$—	$ 1,725,450
Auto Components	6,248,234	—	—	6,248,234
Banks	34,762,084	—	—	34,762,084
Biotechnology	29,994,131	—	—	29,994,131
Building Products	6,294,839	—	—	6,294,839
Capital Markets	14,207,328	—	—	14,207,328
Chemicals	13,708,811	—	—	13,708,811
Commercial Services & Supplies	13,459,731	—	—	13,459,731
Construction & Engineering	22,809,560	—	—	22,809,560
Containers & Packaging	3,445,926	—	—	3,445,926
Electrical Equipment	2,624,802	—	—	2,624,802
Electronic Equipment, Instruments & Components	2,858,369	—	—	2,858,369
Energy Equipment & Services	12,435,559	—	—	12,435,559
Entertainment	2,203,369	—	—	2,203,369
Equity Real Estate Investment Trusts	35,416,962	—	—	35,416,962
Food & Staples Retailing	11,803,784	—	—	11,803,784
Food Products	4,285,449	—	—	4,285,449
Gas Utilities	4,924,936	—	—	4,924,936
Health Care Equipment & Supplies	12,969,353	—	—*	12,969,353
Health Care Providers & Services	4,776,307	—	—	4,776,307
Hotels, Restaurants & Leisure	19,253,284	—	—	19,253,284
Household Durables	12,951,045	—	—	12,951,045
Insurance	25,657,210	—	—	25,657,210
Interactive Media & Services	2,595,140	—	—	2,595,140
IT Services	16,390,607	—	—	16,390,607
Leisure Products	8,240,578	—	—	8,240,578
Life Sciences Tools & Services	17,562,309	—	—	17,562,309
Machinery	20,642,970	—	—	20,642,970
Marine	4,795,040	—	—	4,795,040
Media	8,172,254	—	—	8,172,254
Metals & Mining	17,942,753	—	—	17,942,753
Multi-Utilities	5,609,052	—	—	5,609,052
Oil, Gas & Consumable Fuels	17,125,315	—	—	17,125,315
Pharmaceuticals	6,888,588	—	—	6,888,588
Professional Services	12,345,580	—	—	12,345,580
Road & Rail	10,624,590	—	—	10,624,590
Semiconductors & Semiconductor Equipment	16,022,606	—	—	16,022,606
Software	33,451,230	—	—	33,451,230
Specialty Retail	18,124,623	—	—	18,124,623
Textiles, Apparel & Luxury Goods	5,504,183	—	—	5,504,183
Thrifts & Mortgage Finance	11,134,852	—	—	11,134,852
Trading Companies & Distributors	14,503,154	—	—	14,503,154
Money Market Fund	15,674,212	—	—	15,674,212
Total Investments	$562,166,159	$—	$—	$562,166,159

*	Includes securities that have been valued at zero on the "Statement of Net Assets" that are considered to be Level 3 investments in this table.
During the year ended December 31, 2022, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
LVIP Delaware SMID Cap Core Fund–15

LVIP Delaware SMID Cap Core Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/22	12/31/21
Ordinary income	$3,413,446	$19,804,403
Long-term capital gains	16,109,365	37,696,609
Return of capital	—	30,780
Total	$19,522,811	$57,531,792
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 2,129,187
Undistributed long-term capital gains	30,322,315
Other temporary differences	(1)
Net unrealized appreciation	113,058,314
Distributable earnings/(accumulated loss)	$145,509,815
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
At December 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	622,463	685,961
Service Class	689,791	673,207
Shares reinvested:
Standard Class	576,852	1,349,000
Service Class	321,421	834,108
	2,210,527	3,542,276
Shares redeemed:
Standard Class	(1,850,738)	(2,133,710)
Service Class	(1,715,790)	(2,135,778)
	(3,566,528)	(4,269,488)
Net increase	(1,356,001)	(727,212)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
LVIP Delaware SMID Cap Core Fund–16

LVIP Delaware SMID Cap Core Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Change in Independent Registered Public Accounting Firm
On March 4, 2022, the Audit Committee recommended, and on March 7-8, 2022, the Trust’s Board of Trustees approved, the decision to engage Ernst & Young LLP (“EY”) as the independent registered public accounting firm for the Lincoln Variable Insurance Products Trust (the "Trust"), on behalf of LVIP Delaware Diversified Income Fund, LVIP Delaware Limited-Term Diversified Income Fund, LVIP Delaware REIT Fund, LVIP Delaware SMID Cap Core Fund, LVIP Delaware U.S. Growth Fund, LVIP Delaware Value Fund and LVIP Delaware High Yield Fund for the fiscal year ended December 31, 2022. The selection of EY does not reflect any disagreements with or dissatisfaction by the Trust or the Board of Trustees with the performance of the Fund’s prior independent registered public accounting firm, Tait, Weller & Baker, LLP.
11. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware SMID Cap Core Fund–17

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware SMID Cap Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware SMID Cap Core Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statements of operations, changes in net assets and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations, changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
The statement of changes in net assets for the year ended December 31, 2021, and the financial highlights for each of the periods in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated February 28, 2022, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP Delaware SMID Cap Core Fund–18

LVIP Delaware SMID Cap Core Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Delaware SMID Cap Core Fund–19

LVIP Delaware SMID Cap Core Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an expense limitation for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Investment Fund Advisers (“DIFA”) on behalf of the LVIP Delaware SMID Cap Core Fund, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement. The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA. The Board considered that DIFA uses affiliated investment advisers as sub-subadvisers in connection with the subadvisory services provided to the Fund. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance. The Board reviewed the LVIP Delaware SMID Cap Core Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Small Blend funds category and the Russell 2500® Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-year period, above the return of the Morningstar peer group median and below the return of the benchmark index for the three- and five-year periods and below the return of the Morningstar peer group median and the benchmark index for the ten-year period. The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule and the management fees of funds with a similar investment strategy for which DIFA serves as the investment adviser. The Board considered that LIAC compensates DIFA from its fees and that the subadvisory fee schedules were negotiated between LIAC and DIFA. The Board concluded that the subadvisory fees for each DIFA Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Fund may add to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients and enhance DIFA’s ability to obtain research with soft dollars.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Delaware SMID Cap Core Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP Delaware SMID Cap Core Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP Delaware SMID Cap Core Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP Delaware SMID Cap Core Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP Delaware SMID Cap Core Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware SMID Cap Core Fund–25

LVIP Delaware Social Awareness Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.
In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Delaware Social Awareness Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Social Awareness Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned (19.71%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the Russell 1000® Index1, returned (19.13%).
Stock selection and a relative underweight allocation in the energy sector detracted on a relative basis for the year. An underweight allocation to the utilities sector relative to the benchmark detracted. The Fund’s holdings in the healthcare sector declined by more than those in the benchmark during the year which detracted. The Fund’s medical products holdings were laggards, with shares of contract development and manufacturing company, Catalent Inc, underperforming. Catalent’s fiscal first quarter 2022 financial results were weaker than expected and the company reduced its financial guidance to reflect worsening macroeconomic conditions. We maintained the Fund’s position in Catalent as it has an impressive suite of products, is trading at a discounted multiple, and management has taken steps to position the company for organic growth.
The Fund’s position in Alphabet Inc. detracted during the year as the company is a larger weight in the Fund and reported slower revenue and earnings growth rates during the year. Digital advertising spending has begun to slowdown which reduced revenues within the company’s Search and YouTube segments. We maintained the Fund’s position in Alphabet as management is focused on investing responsibly to improve its Search, Cloud, and YouTube platforms in response to the economic environment in order to support and maintain the company’s leading position in the industry.
Stock selection contributed in the basic materials and technology sectors as the Fund’s holdings declined by less than those in the benchmark for the year. The Fund benefited from a relative overweight allocation in the capital goods sector. The Fund’s positions in companies in the engineering and construction and industrial tools and parts industries outperformed. Speciality contractor, Quanta Services, Inc., was a top contributor for the year as the company delivered financial strength across its electric power, renewable energy, and underground utility infrastructure solutions business segments. We maintained the Fund’s position in Quanta Services as we believe that the company offers attractive opportunities for investors to gain exposure to long-term secular growth trends.
The Fund’s holdings in the finance sector contributed, led by outperformance from life and health reinsurance company, Reinsurance Group of America Inc, which benefited from multiple quarters of increasing net income and premium growth. We maintained the Fund’s position in Reinsurance Group of America as the outlook for the reinsurance industry remains favorable.
The Fund ended the year with the largest overweights in the capital goods, technology, and transportation sectors. The Fund ended the year underweight the utilities, consumer services, and consumer staples sectors. We continue to maintain our strategy of investing in companies that demonstrate positive environmental, social, and governance standards, have strong balance sheets and cash flow, sustainable competitive advantages, and high-quality management teams with the ability to deliver value to shareholders.
Portfolio Managers:
Delaware Investments Fund Advisers:	Francis X. Morris
Christopher S. Adams
Michael S. Morris
Donald G. Padilla
David E. Reidinger
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Social Awareness Fund Standard Class shares on 12/31/12. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $30,456. For comparison, look at how the Russell 1000® Index did over the same period. The same $10,000 investment would have increased to $32,110. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Delaware Social Awareness Fund–1

LVIP Delaware Social Awareness Fund
2022 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 19.71%
Five Years	+ 8.88%
Ten Years	+ 11.78%
Service Class Shares
One Year	- 19.99%
Five Years	+ 8.50%
Ten Years	+ 11.39%
1. The Russell 1000® Index measures the performance of the largest 1,000 U.S companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
Advisory services provided by Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”) (formerly, Delaware Management Business Trust). MIMBT is a federally registered investment adviser. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (“MBL”), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL.MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.
All third-party trademarks are the property of their respective owners.
© 2020 Macquarie Management Holdings, Inc.
LVIP Delaware Social Awareness Fund–2

LVIP Delaware Social Awareness Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,025.60	0.44%	$2.25
Service Class Shares	1,000.00	1,023.80	0.79%	4.03
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.00	0.44%	$2.24
Service Class Shares	1,000.00	1,021.30	0.79%	4.02

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Social Awareness Fund–3

LVIP Delaware Social Awareness Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	98.93%
Airlines	0.40%
Auto Components	0.41%
Automobiles	0.89%
Banks	5.62%
Beverages	1.86%
Biotechnology	2.09%
Building Products	1.30%
Capital Markets	3.33%
Chemicals	2.74%
Commercial Services & Supplies	0.58%
Communications Equipment	0.95%
Construction & Engineering	1.43%
Containers & Packaging	0.47%
Diversified Telecommunication Services	0.63%
Electrical Equipment	1.51%
Entertainment	0.97%
Equity Real Estate Investment Trusts	2.64%
Food & Staples Retailing	1.00%
Food Products	0.92%
Health Care Equipment & Supplies	3.70%
Health Care Providers & Services	1.71%
Health Care Technology	0.31%
Hotels, Restaurants & Leisure	2.51%
Household Durables	0.99%
Insurance	1.95%
Interactive Media & Services	4.85%
Internet & Direct Marketing Retail	2.38%
IT Services	4.71%
Leisure Products	0.21%
Life Sciences Tools & Services	2.11%
Machinery	3.05%
Media	0.98%
Metals & Mining	0.40%
Oil, Gas & Consumable Fuels	4.75%
Pharmaceuticals	5.04%
Road & Rail	1.94%
Semiconductors & Semiconductor Equipment	4.89%
Software	11.61%
Specialty Retail	3.95%
Technology Hardware, Storage & Peripherals	5.51%
Textiles, Apparel & Luxury Goods	1.12%
Thrifts & Mortgage Finance	0.52%
Security Type/Sector	Percentage of Net Assets
Money Market Fund	1.07%
Total Investments	100.00%
Receivables and Other Assets Net of Liabilities	0.00%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Microsoft Corp.	5.67%
Apple, Inc.	5.51%
Alphabet, Inc. Class A	4.14%
JPMorgan Chase & Co.	2.48%
Amazon.com, Inc.	2.38%
Visa, Inc. Class A	2.34%
Home Depot, Inc.	1.94%
PepsiCo, Inc.	1.86%
ConocoPhillips	1.80%
Johnson & Johnson	1.79%
Total	29.91%

IT–Information Technology

LVIP Delaware Social Awareness Fund–4

LVIP Delaware Social Awareness Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
COMMON STOCK–98.93%
Airlines–0.40%
†Allegiant Travel Co.	10,394	$ 706,688
Southwest Airlines Co.	56,233	1,893,365
		2,600,053
Auto Components–0.41%
BorgWarner, Inc.	67,190	2,704,398
		2,704,398
Automobiles–0.89%
†Tesla, Inc.	47,300	5,826,414
		5,826,414
Banks–5.62%
Comerica, Inc.	40,950	2,737,508
East West Bancorp, Inc.	91,843	6,052,454
JPMorgan Chase & Co.	121,081	16,236,962
U.S. Bancorp	157,922	6,886,978
Webster Financial Corp.	103,186	4,884,825
		36,798,727
Beverages–1.86%
PepsiCo, Inc.	67,460	12,187,324
		12,187,324
Biotechnology–2.09%
†Exact Sciences Corp.	60,290	2,984,958
†Neurocrine Biosciences, Inc.	35,940	4,292,673
†Vertex Pharmaceuticals, Inc.	22,147	6,395,611
		13,673,242
Building Products–1.30%
Carlisle Cos., Inc.	14,918	3,515,427
Trane Technologies PLC	29,692	4,990,928
		8,506,355
Capital Markets–3.33%
BlackRock, Inc.	10,580	7,497,305
Intercontinental Exchange, Inc.	75,599	7,755,702
Raymond James Financial, Inc.	61,384	6,558,880
		21,811,887
Chemicals–2.74%
Corteva, Inc.	70,250	4,129,295
DuPont de Nemours, Inc.	54,812	3,761,748
Eastman Chemical Co.	43,057	3,506,562
Linde PLC	20,167	6,578,072
		17,975,677
Commercial Services & Supplies–0.58%
Waste Management, Inc.	24,285	3,809,831
		3,809,831
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Communications Equipment–0.95%
Cisco Systems, Inc.	131,165	$ 6,248,701
		6,248,701
Construction & Engineering–1.43%
†Ameresco, Inc. Class A	42,324	2,418,393
Quanta Services, Inc.	48,623	6,928,778
		9,347,171
Containers & Packaging–0.47%
Westrock Co.	88,247	3,102,765
		3,102,765
Diversified Telecommunication Services–0.63%
AT&T, Inc.	223,391	4,112,628
		4,112,628
Electrical Equipment–1.51%
Eaton Corp. PLC	22,810	3,580,029
Emerson Electric Co.	39,470	3,791,488
†Generac Holdings, Inc.	8,186	824,003
Rockwell Automation, Inc.	6,563	1,690,432
		9,885,952
Entertainment–0.97%
†Walt Disney Co.	73,121	6,352,752
		6,352,752
Equity Real Estate Investment Trusts–2.64%
American Tower Corp.	24,290	5,146,079
Brixmor Property Group, Inc.	139,943	3,172,508
Camden Property Trust	48,337	5,407,944
First Industrial Realty Trust, Inc.	74,223	3,582,002
		17,308,533
Food & Staples Retailing–1.00%
Casey's General Stores, Inc.	29,315	6,576,820
		6,576,820
Food Products–0.92%
General Mills, Inc.	72,082	6,044,076
		6,044,076
Health Care Equipment & Supplies–3.70%
Abbott Laboratories	64,400	7,070,476
Becton Dickinson & Co.	16,090	4,091,687
†Dexcom, Inc.	57,890	6,555,463
†Edwards Lifesciences Corp.	60,800	4,536,288
†QuidelOrtho Corp.	23,370	2,002,108
		24,256,022
Health Care Providers & Services–1.71%
Cigna Corp.	33,920	11,239,053
		11,239,053
LVIP Delaware Social Awareness Fund–5

LVIP Delaware Social Awareness Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Technology–0.31%
†Veeva Systems, Inc. Class A	12,634	$ 2,038,875
		2,038,875
Hotels, Restaurants & Leisure–2.51%
Aramark	128,004	5,291,685
Starbucks Corp.	75,703	7,509,738
Texas Roadhouse, Inc.	40,168	3,653,280
		16,454,703
Household Durables–0.99%
DR Horton, Inc.	40,680	3,626,215
Toll Brothers, Inc.	57,380	2,864,410
		6,490,625
Insurance–1.95%
Axis Capital Holdings Ltd.	130,098	7,047,409
Reinsurance Group of America, Inc.	40,201	5,712,160
		12,759,569
Interactive Media & Services–4.85%
†Alphabet, Inc. Class A	307,796	27,156,841
†Meta Platforms, Inc. Class A	38,440	4,625,870
		31,782,711
Internet & Direct Marketing Retail–2.38%
†Amazon.com, Inc.	185,490	15,581,160
		15,581,160
IT Services–4.71%
Accenture PLC Class A	30,966	8,262,967
†MongoDB, Inc.	11,250	2,214,450
†Snowflake, Inc. Class A	12,018	1,725,064
SS&C Technologies Holdings, Inc.	63,917	3,327,519
Visa, Inc. Class A	73,831	15,339,129
		30,869,129
Leisure Products–0.21%
†YETI Holdings, Inc.	33,640	1,389,668
		1,389,668
Life Sciences Tools & Services–2.11%
†Repligen Corp.	26,930	4,559,518
Thermo Fisher Scientific, Inc.	16,820	9,262,606
		13,822,124
Machinery–3.05%
Deere & Co.	19,860	8,515,174
Ingersoll Rand, Inc.	35,579	1,859,003
Lincoln Electric Holdings, Inc.	28,007	4,046,731
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
Parker-Hannifin Corp.	19,197	$ 5,586,327
		20,007,235
Media–0.98%
Comcast Corp. Class A	183,090	6,402,657
		6,402,657
Metals & Mining–0.40%
Reliance Steel & Aluminum Co.	13,007	2,633,137
		2,633,137
Oil, Gas & Consumable Fuels–4.75%
Chesapeake Energy Corp.	93,608	8,833,787
ConocoPhillips	100,020	11,802,360
Diamondback Energy, Inc.	76,932	10,522,759
		31,158,906
Pharmaceuticals–5.04%
†Catalent, Inc.	63,520	2,859,035
Johnson & Johnson	66,320	11,715,428
Merck & Co., Inc.	86,172	9,560,783
Pfizer, Inc.	173,640	8,897,314
		33,032,560
Road & Rail–1.94%
Knight-Swift Transportation Holdings, Inc.	102,367	5,365,055
Union Pacific Corp.	35,335	7,316,818
		12,681,873
Semiconductors & Semiconductor Equipment–4.89%
Broadcom, Inc.	16,227	9,073,002
NVIDIA Corp.	68,126	9,955,934
†ON Semiconductor Corp.	92,929	5,795,982
Texas Instruments, Inc.	43,829	7,241,427
		32,066,345
Software–11.61%
†Adobe, Inc.	11,076	3,727,406
†Crowdstrike Holdings, Inc. Class A	23,361	2,459,680
†Datadog, Inc. Class A	22,672	1,666,392
Intuit, Inc.	12,016	4,676,867
Microsoft Corp.	155,045	37,182,892
†PTC, Inc.	29,709	3,566,268
Roper Technologies, Inc.	17,224	7,442,318
†Salesforce, Inc.	38,598	5,117,709
†ServiceNow, Inc.	15,974	6,202,225
†Tyler Technologies, Inc.	12,575	4,054,306
		76,096,063
Specialty Retail–3.95%
†Five Below, Inc.	33,063	5,847,853

LVIP Delaware Social Awareness Fund–6

LVIP Delaware Social Awareness Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
Home Depot, Inc.	40,224	$ 12,705,153
Tractor Supply Co.	32,617	7,337,846
		25,890,852
Technology Hardware, Storage & Peripherals–5.51%
Apple, Inc.	277,669	36,077,533
		36,077,533
Textiles, Apparel & Luxury Goods–1.12%
NIKE, Inc. Class B	62,521	7,315,582
		7,315,582
Thrifts & Mortgage Finance–0.52%
Essent Group Ltd.	87,340	3,395,779
		3,395,779
Total Common Stock (Cost $362,490,728)		648,315,467

	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–1.07%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 4.12%)	6,982,899	$ 6,982,899
Total Money Market Fund (Cost $6,982,899)		6,982,899

TOTAL INVESTMENTS–100.00% (Cost $369,473,627)	655,298,366
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.00%	7,542
NET ASSETS APPLICABLE TO 17,128,112 SHARES OUTSTANDING–100.00%	$655,305,908
NET ASSET VALUE PER SHARE–LVIP DELAWARE SOCIAL AWARENESS FUND STANDARD CLASS ($555,475,316 / 14,499,134 Shares)	$38.311
NET ASSET VALUE PER SHARE–LVIP DELAWARE SOCIAL AWARENESS FUND SERVICE CLASS ($99,830,592 / 2,628,978 Shares)	$37.973
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$319,284,532
Distributable earnings/(accumulated loss)	336,021,376
TOTAL NET ASSETS	$655,305,908

† Non-income producing.
★ Includes $283,136 payable for fund shares redeemed, $88,377 other accrued expenses payable and $265,612 due to manager and affiliates as of December 31, 2022.

Summary of Abbreviations:
IT–Information Technology
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Social Awareness Fund–7

LVIP Delaware Social Awareness Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends	$ 10,927,981
EXPENSES:
Management fees	2,754,134
Distribution fees-Service Class	384,896
Shareholder servicing fees	212,099
Accounting and administration expenses	155,887
Professional fees	43,105
Trustees’ fees and expenses	24,497
Reports and statements to shareholders	19,606
Custodian fees	6,298
Consulting fees	3,170
Pricing fees	1,599
Other	20,635
Total operating expenses	3,625,926
NET INVESTMENT INCOME	7,302,055
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	52,219,266
Net change in unrealized appreciation (depreciation) of investments	(232,377,469)
NET REALIZED AND UNREALIZED LOSS	(180,158,203)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(172,856,148)
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Social Awareness Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 7,302,055	$ 6,468,611
Net realized gain	52,219,266	85,230,050
Net change in unrealized appreciation (depreciation)	(232,377,469)	105,741,231
Net increase (decrease) in net assets resulting from operations	(172,856,148)	197,439,892
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(73,809,269)	(36,349,057)
Service Class	(12,907,013)	(5,873,353)
	(86,716,282)	(42,222,410)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	6,699,369	7,809,983
Service Class	8,364,167	11,615,373
Reinvestment of dividends and distributions:
Standard Class	73,809,269	36,349,057
Service Class	12,907,013	5,873,353
	101,779,818	61,647,766
Cost of shares redeemed:
Standard Class	(64,845,393)	(89,584,867)
Service Class	(15,491,905)	(15,351,284)
	(80,337,298)	(104,936,151)
Increase (decrease) in net assets derived from capital share transactions	21,442,520	(43,288,385)
NET INCREASE (DECREASE) IN NET ASSETS	(238,129,910)	111,929,097
NET ASSETS:
Beginning of year	893,435,818	781,506,721
End of year	$ 655,305,908	$ 893,435,818
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Social Awareness Fund–8

LVIP Delaware Social Awareness Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Social Awareness Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 54.896	$ 45.599	$ 41.154	$ 33.401	$ 39.132
Income (loss) from investment operations:
Net investment income[1]	0.476	0.418	0.480	0.518	0.496
Net realized and unrealized gain (loss)	(11.429)	11.535	7.230	10.004	(1.771)
Total from investment operations	(10.953)	11.953	7.710	10.522	(1.275)
Less dividends and distributions from:
Net investment income	(0.480)	(0.433)	(0.533)	(0.799)	(0.503)
Net realized gain	(5.152)	(2.223)	(2.732)	(1.970)	(3.953)
Total dividends and distributions	(5.632)	(2.656)	(3.265)	(2.769)	(4.456)
Net asset value, end of period	$ 38.311	$ 54.896	$ 45.599	$ 41.154	$ 33.401
Total return[2]	(19.71%)	26.43%	19.69%	31.98%	(4.56%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 555,475	$760,315	$672,678	$632,383	$545,432
Ratio of expenses to average net assets	0.44%	0.43%	0.45%	0.46%	0.46%
Ratio of net investment income to average net assets	1.05%	0.81%	1.19%	1.34%	1.26%
Portfolio turnover	12%	12%	10%	12%	13%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Social Awareness Fund–9

LVIP Delaware Social Awareness Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Social Awareness Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 54.473	$ 45.280	$ 40.909	$ 33.230	$ 38.943
Income (loss) from investment operations:
Net investment income[1]	0.314	0.235	0.336	0.381	0.355
Net realized and unrealized gain (loss)	(11.330)	11.436	7.159	9.934	(1.744)
Total from investment operations	(11.016)	11.671	7.495	10.315	(1.389)
Less dividends and distributions from:
Net investment income	(0.332)	(0.255)	(0.392)	(0.666)	(0.371)
Net realized gain	(5.152)	(2.223)	(2.732)	(1.970)	(3.953)
Total dividends and distributions	(5.484)	(2.478)	(3.124)	(2.636)	(4.324)
Net asset value, end of period	$ 37.973	$ 54.473	$ 45.280	$ 40.909	$ 33.230
Total return[2]	(19.99%)	25.99%	19.27%	31.51%	(4.89%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 99,831	$133,121	$108,828	$100,426	$ 80,171
Ratio of expenses to average net assets	0.79%	0.78%	0.80%	0.81%	0.81%
Ratio of net investment income to average net assets	0.70%	0.46%	0.84%	0.99%	0.91%
Portfolio turnover	12%	12%	10%	12%	13%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Social Awareness Fund–10

LVIP Delaware Social Awareness Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Social Awareness Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to maximize long-term capital appreciation (as measured by the change in the value of Fund shares over a period of three years or longer).
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification
LVIP Delaware Social Awareness Fund–11

LVIP Delaware Social Awareness Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2022.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the Fund’s average daily net assets; 0.40% of the next $200 million; and 0.30% of the Fund’s average daily net assets in excess of $400 million.   The management fee is calculated daily and paid monthly.
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$52,808
Legal	9,509
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $11,337 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$218,721
Distribution fees payable to LFD	30,346
Shareholder servicing fees payable to Lincoln Life	16,545
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   For the year ended December 31, 2022, the Fund did not engage in any 17a-7 securities purchases or sales.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP Delaware Social Awareness Fund–12

LVIP Delaware Social Awareness Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$ 90,778,949
Sales	146,947,716
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$371,398,232
Aggregate unrealized appreciation of investments	$318,155,700
Aggregate unrealized depreciation of investments	(34,255,567)
Net unrealized appreciation of investments	$283,900,133
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$648,315,467	$—	$—	$648,315,467
Money Market Fund	6,982,899	—	—	6,982,899
Total Investments	$655,298,366	$—	$—	$655,298,366
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$7,302,055	$12,590,459
Long-term capital gains	79,414,227	29,631,951
Total	$86,716,282	$42,222,410
LVIP Delaware Social Awareness Fund–13

LVIP Delaware Social Awareness Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 52,121,242
Other temporary differences	1
Net unrealized appreciation	283,900,133
Distributable earnings/(accumulated loss)	$336,021,376
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
At December 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	148,963	150,919
Service Class	187,717	229,639
Shares reinvested:
Standard Class	1,948,989	679,894
Service Class	344,719	111,086
	2,630,388	1,171,538
Shares redeemed:
Standard Class	(1,448,805)	(1,732,980)
Service Class	(347,266)	(300,391)
	(1,796,071)	(2,033,371)
Net increase (decrease)	834,317	(861,833)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Risk Factors
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2022. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund only invests in companies that meet its definition of “socially responsible” and may be subject to certain risks as a result of investing exclusively in socially responsible companies. By avoiding certain companies not considered socially responsible, it could miss out on strong performance from those companies.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
LVIP Delaware Social Awareness Fund–14

LVIP Delaware Social Awareness Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware Social Awareness Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware Social Awareness Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware Social Awareness Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP Delaware Social Awareness Fund–16

LVIP Delaware Social Awareness Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Delaware Social Awareness Fund–17

LVIP Delaware Social Awareness Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Investment Fund Advisers (“DIFA”) on behalf of the LVIP Delaware Social Awareness Fund, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement. The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA. The Board considered that DIFA uses affiliated investment advisers as sub-subadvisers in connection with the subadvisory services provided to the Fund. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance. The Board reviewed the LVIP Delaware Social Awareness Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Blend funds category and the Russell 1000® Total Return USD Index. The Board noted that the Fund’s total return was below the total return of the Morningstar peer group median and the benchmark index for the one-year period and above the return of the Morningstar peer group median and below the benchmark index for the three-, five- and ten-year periods. The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule and noted DIFA’s statement that there were no comparable funds for which DIFA serves as the investment adviser. The Board considered that LIAC compensates DIFA from its fees and that the subadvisory fee schedules were negotiated between LIAC and DIFA. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Fund may add to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients and enhance DIFA’s ability to obtain research with soft dollars.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Delaware Social Awareness Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP Delaware Social Awareness Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP Delaware Social Awareness Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP Delaware Social Awareness Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP Delaware Social Awareness Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware Social Awareness Fund–23

LVIP Delaware U.S. Growth Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.
In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Delaware U.S. Growth Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware U.S. Growth Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned (27.66%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the Russell 1000® Growth Index1, returned (29.14%).
Central bank rhetoric began to change in late 2021, foreshadowing what was to be a difficult 2022 for equity markets. Investors had a range of challenges to focus on with inflation, liquidity crunches and higher interest rates, combining with geopolitical tensions and Russia's invasion of Ukraine in late February. Several times during 2022, however, the stock market breathed a sigh of relief when there was sufficient consensus expectation that the worst is now over.
On the heels of three consecutive quarterly losses, U.S. stocks rallied in the fourth quarter of 2022. Investors’ embrace of stocks in the later part of the year seemed to be driven in part by better-than-expected corporate earnings, moderating inflation data, and hopes that the U.S. Federal Reserve (the Fed) might soon slow the pace of interest rate increases. In addition, a consensus view that the Fed would engineer a “soft landing” for the economy and that any recession in 2023 would be mild appeared to take root. Still, stocks were broadly lower for the year.
The Fed implemented seven interest rate hikes in the year, lifting the federal funds rate to a range between 4.25% and 4.50%, its highest level since December 2007. The most recent move, a 0.50-percentage-point increase in mid-December, was a step down from the previous four hikes of 0.75 percentage points each. In his press conference following the November rate announcement, Fed Chair Jerome Powell said the pace of interest rate increases could slow down in the coming months. Nonetheless, in its post-meeting statement for December, the Fed said it “anticipates that ongoing increases in the target range will be appropriate in order to attain a stance of monetary policy that is sufficiently restrictive to return inflation to 2 percent over time.”
As the end of the year approached, inflation readings continued to moderate incrementally. According to the most recent data from the Bureau of Economic Analysis, the Personal Consumption Expenditures Price Index (PCE)2 rose 5.5% in November from a year earlier, down from a high of 7.0% in June. The Core Personal Consumption Expenditures Price Index (Core PCE)3, the Fed’s preferred inflation gauge, which excludes food and energy prices, increased 4.7% in November year over year, down from highs of 5.4% in both February and March. The price of West Texas Intermediate (WTI) crude oil ended the year at $81 per barrel, up 7% for the period but down from highs of more than $120 in both March and June. Employment growth slowed for much of the year. The unemployment rate ended the year at 3.5%. (Sources: FactSet, US Bureau of Labor Statistics.)
For the calendar year ended December 31, 2022, the Fund advanced, outperforming its benchmark.
On a sector basis, Healthcare, Consumer Discretionary, and Energy contributed to Fund performance. The strong performance in Consumer Discretionary was driven mainly by positive stock selection.
A position in Autozone Inc. contributed to the Fund’s performance. Autozone performed strongly after the company topped earnings estimates and delivered stronger-than-ever same-store sales.
In the Healthcare sector, stock selection was the primary contributor to performance. The key driver was an overweight holding in McKesson Corporation. Pharmaceutical distribution supply company, McKesson Corporation, performed strongly despite the challenging economic conditions. McKesson increased its earnings guidance for 2023 on the back of improved operating performance and contribution from COVID-19 vaccine distribution and supporting services for the U.S. government.
Consumer Staples, Information technology, and industrials were the leading detractors from performance. Consumer Staples was the main detractor, driven by negative allocation and stock selection. The primary contributors were an underweight position to both PepsiCo Inc4 and Coca-Cola Company4 which both performed strongly. PepsiCo delivered what the market determined to be strong results, with net sales growth in the third quarter of 8.8% year on year and earnings which increased 22% over the same period.
Portfolio Managers:
Delaware Investments Fund Advisers:	Scot Thompson
Benjamin Leung
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Delaware U.S. Growth Fund–1

LVIP Delaware U.S. Growth Fund
2022 Annual Report Commentary (unaudited) (continued)
LVIP Delaware U.S. Growth Fund
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware U.S. Growth Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $29,613 for the Standard Class shares and to $28,802 for the Service Class shares. For comparison, look at how the Russell 1000® Growth Index did over the same period. The same $10,000 investment would have increased to $37,397. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
The Fund has adopted the historical performance of the Delaware VIP® U.S. Growth Series, a former series of Delaware VIP® Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2021. The Fund commenced offering Standard Class shares and Service Class shares on May 1, 2021. Therefore, pre-inception historical performance of Standard Class shares and Service Class shares is based on the previous performance of the Predecessor Fund’s Standard Class shares and Service Class shares. The returns presented for periods prior to May 1, 2021 reflect the performance of the Predecessor Fund.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 27.66%
Five Years	+ 8.73%
Ten Years	+ 11.47%
Service Class Shares
One Year	- 27.88%
Five Years	+ 8.41%
Ten Years	+ 11.16%
1. The Russell 1000®Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
2.A measure of the prices that people living in the United States, or those buying on their behalf, pay for goods and services. The PCE price index is known for capturing inflation (or deflation) across a wide range of consumer expenses and reflecting changes in consumer behavior.
3.A measure of prices that people living in the United States, or those buying on their behalf, pay for goods and services. It's sometimes called the core PCE price index, because two categories that can have price swings  - food and energy  - are left out to make underlying inflation easier to see.
4.Securities not held during the period.
Sub - advisory services provided by Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”) (formerly, Delaware Management Business Trust). MIMBT is a federally registered investment adviser. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (“MBL”), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.
All third-party trademarks are the property of their respective owners.
© 2021 Macquarie Management Holdings, Inc.

LVIP Delaware U.S. Growth Fund–2

LVIP Delaware U.S. Growth Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table.The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$997.20	0.73%	$3.67
Service Class Shares	1,000.00	995.80	1.03%	5.18
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.50	0.73%	$3.72
Service Class Shares	1,000.00	1,020.00	1.03%	5.24

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware U.S. Growth Fund–3

LVIP Delaware U.S. Growth Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.31%
Aerospace & Defense	1.26%
Air Freight & Logistics	0.94%
Automobiles	1.33%
Biotechnology	3.16%
Capital Markets	1.06%
Chemicals	0.93%
Consumer Finance	0.67%
Diversified Consumer Services	0.60%
Food & Staples Retailing	2.83%
Food Products	0.72%
Health Care Providers & Services	5.62%
Health Care Technology	0.85%
Hotels, Restaurants & Leisure	2.91%
Interactive Media & Services	7.35%
Internet & Direct Marketing Retail	1.53%
IT Services	6.57%
Machinery	1.98%
Media	0.25%
Oil, Gas & Consumable Fuels	4.01%
Pharmaceuticals	3.62%
Professional Services	0.28%
Road & Rail	1.12%
Semiconductors & Semiconductor Equipment	9.51%
Software	18.20%
Specialty Retail	8.08%
Technology Hardware, Storage & Peripherals	11.59%
Textiles, Apparel & Luxury Goods	2.34%
Money Market Fund	1.03%
Total Investments	100.34%
Liabilities Net of Receivables and Other Assets	(0.34%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Apple, Inc.	9.93%
Microsoft Corp.	9.19%
Alphabet, Inc. Class A	3.33%
UnitedHealth Group, Inc.	2.91%
Mastercard, Inc. Class A	2.90%
Alphabet, Inc. Class C	2.89%
Visa, Inc. Class A	2.54%
Broadcom, Inc.	2.23%
Costco Wholesale Corp.	2.06%
Eli Lilly & Co.	2.03%
Total	40.01%

IT–Information Technology

LVIP Delaware U.S. Growth Fund–4

LVIP Delaware U.S. Growth Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.31%
Aerospace & Defense–1.26%
Lockheed Martin Corp.	8,297	$ 4,036,408
		4,036,408
Air Freight & Logistics–0.94%
United Parcel Service, Inc. Class B	17,327	3,012,126
		3,012,126
Automobiles–1.33%
†Tesla, Inc.	34,555	4,256,485
		4,256,485
Biotechnology–3.16%
AbbVie, Inc.	12,913	2,086,870
†Exelixis, Inc.	123,321	1,978,069
†Incyte Corp.	18,541	1,489,213
†Vertex Pharmaceuticals, Inc.	15,688	4,530,381
		10,084,533
Capital Markets–1.06%
Ameriprise Financial, Inc.	1,001	311,681
Blackstone, Inc.	41,614	3,087,343
		3,399,024
Chemicals–0.93%
CF Industries Holdings, Inc.	34,802	2,965,130
		2,965,130
Consumer Finance–0.67%
American Express Co.	14,418	2,130,259
		2,130,259
Diversified Consumer Services–0.60%
H&R Block, Inc.	52,501	1,916,811
		1,916,811
Food & Staples Retailing–2.83%
†BJ's Wholesale Club Holdings, Inc.	36,937	2,443,752
Costco Wholesale Corp.	14,426	6,585,469
		9,029,221
Food Products–0.72%
†Darling Ingredients, Inc.	36,917	2,310,635
		2,310,635
Health Care Providers & Services–5.62%
AmerisourceBergen Corp.	6,997	1,159,473
McKesson Corp.	9,912	3,718,190
†Molina Healthcare, Inc.	11,447	3,780,028
UnitedHealth Group, Inc.	17,516	9,286,633
		17,944,324
Health Care Technology–0.85%
†Veeva Systems, Inc. Class A	16,898	2,726,999
		2,726,999
Hotels, Restaurants & Leisure–2.91%
†Booking Holdings, Inc.	2,121	4,274,409
Domino's Pizza, Inc.	2,900	1,004,560
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
Hilton Worldwide Holdings, Inc.	5,705	$ 720,884
Starbucks Corp.	33,042	3,277,766
		9,277,619
Interactive Media & Services–7.35%
†Alphabet, Inc. Class A	120,532	10,634,538
†Alphabet, Inc. Class C	103,940	9,222,596
†Meta Platforms, Inc. Class A	30,120	3,624,641
		23,481,775
Internet & Direct Marketing Retail–1.53%
†Amazon.com, Inc.	58,188	4,887,792
		4,887,792
IT Services–6.57%
†EPAM Systems, Inc.	2,767	906,856
Genpact Ltd.	58,631	2,715,788
Mastercard, Inc. Class A	26,663	9,271,525
Visa, Inc. Class A	38,972	8,096,823
		20,990,992
Machinery–1.98%
Caterpillar, Inc.	19,701	4,719,571
Otis Worldwide Corp.	20,325	1,591,651
		6,311,222
Media–0.25%
†Trade Desk, Inc. Class A	17,834	799,498
		799,498
Oil, Gas & Consumable Fuels–4.01%
Cheniere Energy, Inc.	23,429	3,513,413
Devon Energy Corp.	19,839	1,220,297
EOG Resources, Inc.	27,231	3,526,959
Ovintiv, Inc.	33,432	1,695,337
PDC Energy, Inc.	44,719	2,838,762
		12,794,768
Pharmaceuticals–3.62%
Eli Lilly & Co.	17,716	6,481,222
Merck & Co., Inc.	45,857	5,087,834
		11,569,056
Professional Services–0.28%
Booz Allen Hamilton Holding Corp.	8,622	901,171
		901,171
Road & Rail–1.12%
Old Dominion Freight Line, Inc.	12,542	3,559,169
		3,559,169
Semiconductors & Semiconductor Equipment–9.51%
†Advanced Micro Devices, Inc.	62,538	4,050,586
Applied Materials, Inc.	49,967	4,865,787
Broadcom, Inc.	12,711	7,107,101
Lam Research Corp.	6,658	2,798,357
Monolithic Power Systems, Inc.	3,000	1,060,830
LVIP Delaware U.S. Growth Fund–5

LVIP Delaware U.S. Growth Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
NVIDIA Corp.	37,125	$ 5,425,448
QUALCOMM, Inc.	46,045	5,062,187
		30,370,296
Software–18.20%
†Adobe, Inc.	16,148	5,434,287
†Crowdstrike Holdings, Inc. Class A	17,721	1,865,844
†Dropbox, Inc. Class A	113,783	2,546,464
†Fair Isaac Corp.	6,069	3,632,782
†Fortinet, Inc.	74,948	3,664,208
†HubSpot, Inc.	3,016	872,016
Intuit, Inc.	4,383	1,705,951
†Manhattan Associates, Inc.	23,370	2,837,118
Microsoft Corp.	122,384	29,350,131
†ServiceNow, Inc.	11,294	4,385,121
†Synopsys, Inc.	5,687	1,815,802
		58,109,724
Specialty Retail–8.08%
†AutoZone, Inc.	1,801	4,441,590
Home Depot, Inc.	8,076	2,550,885
Lowe's Cos., Inc.	21,673	4,318,129
†O'Reilly Automotive, Inc.	4,469	3,771,970
TJX Cos., Inc.	65,524	5,215,710
†Ulta Beauty, Inc.	7,578	3,554,613
Williams-Sonoma, Inc.	16,977	1,950,997
		25,803,894
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Technology Hardware, Storage & Peripherals–11.59%
Apple, Inc.	244,128	$ 31,719,551
HP, Inc.	82,328	2,212,153
NetApp, Inc.	51,116	3,070,027
		37,001,731
Textiles, Apparel & Luxury Goods–2.34%
†Deckers Outdoor Corp.	9,455	3,774,058
NIKE, Inc. Class B	19,351	2,264,261
Tapestry, Inc.	37,354	1,422,440
		7,460,759
Total Common Stock (Cost $289,209,650)		317,131,421

MONEY MARKET FUND–1.03%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 4.12%)	3,278,109	3,278,109
Total Money Market Fund (Cost $3,278,109)		3,278,109

TOTAL INVESTMENTS–100.34% (Cost $292,487,759)	320,409,530
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.34%)	(1,093,245)
NET ASSETS APPLICABLE TO 48,494,043 SHARES OUTSTANDING–100.00%	$319,316,285
NET ASSET VALUE PER SHARE–LVIP DELAWARE U.S. GROWTH FUND STANDARD CLASS ($56,620,311 / 7,951,567 Shares)	$7.121
NET ASSET VALUE PER SHARE–LVIP DELAWARE U.S. GROWTH FUND SERVICE CLASS ($262,695,974 / 40,542,476 Shares)	$6.480
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$300,529,805
Distributable earnings/(accumulated loss)	18,786,480
TOTAL NET ASSETS	$319,316,285

† Non-income producing.
★ Includes $950,355 payable for securities purchased, $43,562 payable for fund shares redeemed, $67,084 other accrued expenses payable and $258,777 due to manager and affiliates as of December 31, 2022.

Summary of Abbreviations:
IT–Information Technology
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware U.S. Growth Fund–6

LVIP Delaware U.S. Growth Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends	$ 3,049,416
EXPENSES:
Management fees	2,339,045
Distribution fees-Service Class	895,179
Shareholder servicing fees	104,357
Accounting and administration expenses	84,218
Professional fees	37,101
Trustees’ fees and expenses	12,122
Reports and statements to shareholders	11,193
Pricing fees	3,659
Consulting fees	2,907
Other	20,564
Total operating expenses	3,510,345
NET INVESTMENT LOSS	(460,929)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(9,002,441)
Net change in unrealized appreciation (depreciation) of investments	(115,212,616)
NET REALIZED AND UNREALIZED LOSS	(124,215,057)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(124,675,986)
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware U.S. Growth Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$ (460,929)	$ (2,115,940)
Net realized gain (loss)	(9,002,441)	121,409,161
Net change in unrealized appreciation (depreciation)	(115,212,616)	(44,728,397)
Net increase (decrease) in net assets resulting from operations	(124,675,986)	74,564,824
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(11,784,775)	(17,434,382)
Service Class	(60,907,229)	(95,444,711)
Return of capital:
Standard Class	—	(3,977)
Service Class	—	(21,846)
	(72,692,004)	(112,904,916)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	10,210,751	6,617,756
Service Class	26,679,545	16,446,481
Reinvestment of dividends and distributions:
Standard Class	11,784,775	17,438,359
Service Class	60,907,229	95,466,557
	109,582,300	135,969,153
Cost of shares redeemed:
Standard Class	(7,609,267)	(12,810,827)
Service Class	(37,135,077)	(72,984,670)
	(44,744,344)	(85,795,497)
Increase in net assets derived from capital share transactions	64,837,956	50,173,656
NET INCREASE (DECREASE) IN NET ASSETS	(132,530,034)	11,833,564
NET ASSETS:
Beginning of year	451,846,319	440,012,755
End of year	$ 319,316,285	$ 451,846,319
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware U.S. Growth Fund–7

LVIP Delaware U.S. Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware U.S. Growth Fund Standard Class
	Year Ended
	12/31/22	12/31/21 [1]	12/31/20 [1]	12/31/19 [1]	12/31/18 [1]
Net asset value, beginning of period	$ 12.491	$ 13.770	$ 10.150	$ 9.570	$ 11.310
Income (loss) from investment operations:
Net investment income (loss)[2]	0.011	(0.028)	(0.030)	0.010	0.010
Net realized and unrealized gain (loss)	(3.464)	2.193	4.220	2.410	(0.270)
Total from investment operations	(3.453)	2.165	4.190	2.420	(0.260)
Less dividends and distributions from:
Net realized gain	(1.917)	(3.443)	(0.570)	(1.840)	(1.480)
Return of capital	—	(0.001)	—	—	—
Total dividends and distributions	(1.917)	(3.444)	(0.570)	(1.840)	(1.480)
Net asset value, end of period	$ 7.121	$ 12.491	$ 13.770	$ 10.150	$ 9.570
Total return[3]	(27.66%)	18.10%	44.13%	27.25%	(3.00%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 56,620	$ 74,978	$ 68,745	$ 53,322	$ 43,417
Ratio of expenses to average net assets	0.73%	0.72%	0.73%	0.73%	0.73%
Ratio of net investment income (loss) to average net assets	0.12%	(0.23%)	(0.23%)	0.13%	0.08%
Portfolio turnover	33%	91%	54%	33%	40%

[1]	The Fund adopted the accounting and performance history of the Delaware VIP U.S. Growth Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP U.S. Growth Series.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware U.S. Growth Fund–8

LVIP Delaware U.S. Growth Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware U.S. Growth Fund Service Class
	Year Ended
	12/31/22	12/31/21 [1]	12/31/20 [1]	12/31/19 [1]	12/31/18 [1]
Net asset value, beginning of period	$ 11.638	$ 13.080	$ 9.700	$ 9.240	$ 11.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.015)	(0.062)	(0.060)	(0.020)	(0.020)
Net realized and unrealized gain (loss)	(3.226)	2.064	4.010	2.320	(0.260)
Total from investment operations	(3.241)	2.002	3.950	2.300	(0.280)
Less dividends and distributions from:
Net realized gain	(1.917)	(3.443)	(0.570)	(1.840)	(1.480)
Return of capital	—	(0.001)	—	—	—
Total dividends and distributions	(1.917)	(3.444)	(0.570)	(1.840)	(1.480)
Net asset value, end of period	$ 6.480	$ 11.638	$ 13.080	$ 9.700	$ 9.240
Total return[3]	(27.88%)	17.74%	43.69%	26.88%	(3.29%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 262,696	$376,868	$371,268	$318,999	$285,865
Ratio of expenses to average net assets	1.03%	1.02%	1.03%	1.03%	1.01%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.03%	1.02%	1.03%	1.03%	1.03%
Ratio of net investment (loss) to average net assets	(0.18%)	(0.53%)	(0.53%)	(0.17%)	(0.20%)
Ratio of net investment (loss) to average net assets prior to expenses waived/reimbursed	(0.18%)	(0.53%)	(0.53%)	(0.17%)	(0.22%)
Portfolio turnover	33%	91%	54%	33%	40%

[1]	The Fund adopted the accounting and performance history of the Delaware VIP U.S. Growth Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP U.S. Growth Series.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware U.S. Growth Fund–9

LVIP Delaware U.S. Growth Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware U.S. Growth Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund adopted the accounting and performance history of the Delaware VIP U.S. Growth Series, a former series of Delaware VIP® Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2021. The Fund commenced on May 1, 2021. Pre-inception information for Standard Class shares and Service Class shares shown is that of the Predecessor Fund’s Standard Class shares and Service Class shares. The Fund and the Predecessor Fund had substantially similar investment goals and strategies.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities
LVIP Delaware U.S. Growth Fund–10

LVIP Delaware U.S. Growth Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2022.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.65% of the first $500 million of the Fund's average daily net assets; 0.60% of the next $500 million; 0.55% of the next $1.5 billion; and 0.50% of the Fund's average daily net assets in excess of $2.5 billion.   The management fee is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.73% of the average daily net assets for the Standard Class and 1.03% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. As of December 31, 2022, no expense reimbursements were subject to recoupment.
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$19,848
Legal	5,546
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $11,180 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.30% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP Delaware U.S. Growth Fund–11

LVIP Delaware U.S. Growth Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$181,608
Distribution fees payable to LFD	69,066
Shareholder servicing fees payable to Lincoln Life	8,103
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$118,665,208
Sales	125,352,862
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$293,029,210
Aggregate unrealized appreciation of investments	$ 61,181,800
Aggregate unrealized depreciation of investments	(33,801,481)
Net unrealized appreciation of investments	$ 27,380,319
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$317,131,421	$—	$—	$317,131,421
Money Market Fund	3,278,109	—	—	3,278,109
Total Investments	$320,409,530	$—	$—	$320,409,530
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.    This difference is primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
LVIP Delaware U.S. Growth Fund–12

LVIP Delaware U.S. Growth Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/22	12/31/21
Ordinary income	$1,151,948	$31,856,649
Long-term capital gains	71,540,056	81,022,444
Return of capital	—	25,823
Total	$72,692,004	$112,904,916
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$ (8,593,839)
Net unrealized appreciation	27,380,319
Distributable earnings/(accumulated loss)	$18,786,480
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, the Fund recorded the following permanent reclassifications primarily related to net operating loss:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$475,438	$(475,438)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2022, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$7,198,390	$1,395,449	$8,593,839
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	1,113,087	536,847
Service Class	3,096,775	1,495,316
Shares reinvested:
Standard Class	1,652,844	1,476,263
Service Class	9,380,445	8,637,519
	15,243,151	12,145,945
Shares redeemed:
Standard Class	(816,722)	(1,001,942)
Service Class	(4,317,507)	(6,126,678)
	(5,134,229)	(7,128,620)
Net increase	10,108,922	5,017,325
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
LVIP Delaware U.S. Growth Fund–13

LVIP Delaware U.S. Growth Fund
Notes to Financial Statements (continued)
 7. Line of Credit (continued)
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Change in Independent Registered Public Accounting Firm
On March 4, 2022, the Audit Committee recommended, and on March 7-8, 2022, the Trust’s Board of Trustees approved, the decision to engage Ernst & Young LLP (“EY”) as the independent registered public accounting firm for the Lincoln Variable Insurance Products Trust (the "Trust"), on behalf of LVIP Delaware Diversified Income Fund, LVIP Delaware Limited-Term Diversified Income Fund, LVIP Delaware REIT Fund, LVIP Delaware SMID Cap Core Fund, LVIP Delaware U.S. Growth Fund, LVIP Delaware Value Fund and LVIP Delaware High Yield Fund for the fiscal year ended December 31, 2022. The selection of EY does not reflect any disagreements with or dissatisfaction by the Trust or the Board of Trustees with the performance of the Fund’s prior independent registered public accounting firm, Tait, Weller & Baker, LLP.
11. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware U.S. Growth Fund–14

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware U.S. Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware U.S. Growth Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statements of operations, changes in net assets and financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations, changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
The statement of changes in net assets for the year ended December 31, 2021, and the financial highlights for each of the periods in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated February 28, 2022, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP Delaware U.S. Growth Fund–15

LVIP Delaware U.S. Growth Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Delaware U.S. Growth Fund–16

LVIP Delaware U.S. Growth Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an expense limitation for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Delaware Investment Fund Advisers (“DIFA”) on behalf of the LVIP Delaware U.S. Growth Fund, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement. The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA. The Board considered that DIFA uses affiliated investment advisers as sub-subadvisers in connection with the subadvisory services provided to the Fund. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance. The Board reviewed the LVIP Delaware U.S. Growth Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Growth funds category and the Russell 1000® Growth Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the return of the benchmark index for the one-, three- and five-year periods and below the return of the Morningstar peer group median and the benchmark index for the ten-year period. The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule and noted DIFA’s statement that there were no comparable accounts for which DIFA serves as the investment adviser. The Board considered that LIAC compensates DIFA from its fees and that the subadvisory fee schedules were negotiated between LIAC and DIFA. The Board concluded that the subadvisory fees for each DIFA Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Fund may add to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients and enhance DIFA’s ability to obtain research with soft dollars.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Delaware U.S. Growth Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP Delaware U.S. Growth Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP Delaware U.S. Growth Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP Delaware U.S. Growth Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP Delaware U.S. Growth Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware U.S. Growth Fund–22

LVIP Delaware Value Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.
In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Delaware Value Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Value Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned (3.27%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the Russell 1000® Value Index1, returned (7.54%).
U.S. stocks came under pressure for much of the year. There were several strong rallies during the period, but the stock market trend was broadly lower. Rising inflation, higher interest rates, and their potential effects on consumer spending and economic growth appeared to unnerve investors. Russia’s invasion of Ukraine and the ensuing sanctions imposed by Western democracies created further disruption, straining energy markets and interfering with the post-pandemic global economic recovery. The U.S. Federal Reserve raised the federal funds rate seven times during the year to a range between 4.25% and 4.50%.
For 2022, the Fund outperformed its benchmark. At the Fund level, stock selection contributed to relative performance while sector allocation detracted from it.
The Fund’s single holding in the energy sector, exploration and production (E&P) company ConocoPhillips, was the leading contributor. Steady demand, relatively tight supplies, and disruptions to global energy markets helped push crude oil and natural gas prices to multiyear highs in both March and June. The Fund’s holding in health insurer and pharmacy benefits manager (PBM) Cigna Corp. was a significant contributor. The company posted solid results in the most recent quarter, aided by a lower-than-expected medical care loss ratio. Cigna also raised its full-year guidance for revenue, adjusted earnings per share (EPS), and cash from operations. Defense contractor Northrop Grumman Corp. was another notable contributor. In general, defense company stocks performed relatively well given the lower economic sensitivity of their business models and a geopolitical environment that was more supportive of defense spending.
Baxter International Inc., a maker of essential renal and hospital products, was the leading detractor in the Fund. The company’s results for much of the year were weaker than expected, driven primarily by macroeconomic challenges, leading Baxter to reduce its full-year revenue and EPS guidance. Another significant detractor was information technology services provider Fidelity National Information Services Inc. Cost inflation and wage pressures compressed the company’s margins. In response to inflation, higher interest rates, and expectations for macroeconomic weakness, the company reduced its full-year EPS guidance. Diversified entertainment and media company The Walt Disney Co. was a notable detractor. The company’s results came under pressure largely because of macroeconomic challenges. Demand remained strong in theme parks while margins were lower because of inflation, one-time cruise ship costs, expenses associated with reopening parks, and hurricane-related costs.
In this environment, we remain focused on mitigating downside exposure while staying attuned to investment opportunities that ongoing market volatility may create. At the end of 2022, the Fund’s positioning continued to be less cyclical than that of its benchmark, which we viewed as appropriate given the macroeconomic backdrop.
Portfolio Managers:
Delaware Investments Fund Advisers:	Nikhil G. Lalvani
Robert A. Vogel Jr.
Kristen E. Bartholdson
Erin Ksenak
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Value Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $27,475 for the Standard Class shares and to $26,738 for the Service Class shares. For comparison, look at how the Russell 1000® Value Index did over the same period. The same $10,000 investment would have increased to $26,632. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
The Fund has adopted the historical performance of the Delaware VIP® Value Series, a former series of Delaware VIP® Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2021. The Fund commenced offering Standard Class shares and Service Class shares on May 1, 2021. Therefore, pre-inception historical performance of Standard Class shares and Service Class shares is based on the previous

LVIP Delaware Value Fund–1

LVIP Delaware Value Fund
2022 Annual Report Commentary (unaudited) (continued)
performance of the Predecessor Fund’s Standard Class shares and Service Class shares. The returns presented for periods prior to May 1, 2021 reflect the performance of the Predecessor Fund.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 3.27%
Five Years	+ 6.77%
Ten Years	+ 10.64%
Service Class Shares
One Year	- 3.56%
Five Years	+ 6.46%
Ten Years	+ 10.33%
1. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
Sub-advisory services provided by Delaware Investments Fund Advisers (“DIFA”), a series of Macquarie Investment Management Business Trust (“MIMBT”) (formerly, Delaware Management Business Trust). MIMBT is a federally registered investment adviser. Delaware Investments, a member of Macquarie Group, refers to Delaware Management Holdings, Inc. and its subsidiaries. Macquarie Group refers to Macquarie Group Limited and its subsidiaries and affiliates worldwide.
Other than Macquarie Bank Limited (“MBL”), none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Series is governed by U.S. laws and regulations.
All third-party trademarks are the property of their respective owners.
© 2021 Macquarie Management Holdings, Inc.
LVIP Delaware Value Fund–2

LVIP Delaware Value Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,071.20	0.69%	$3.60
Service Class Shares	1,000.00	1,069.60	0.99%	5.16
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.70	0.69%	$3.52
Service Class Shares	1,000.00	1,020.20	0.99%	5.04

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Value Fund–3

LVIP Delaware Value Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.03%
Aerospace & Defense	6.54%
Banks	5.29%
Chemicals	3.11%
Communications Equipment	6.07%
Consumer Finance	2.81%
Diversified Telecommunication Services	2.71%
Electric Utilities	3.10%
Entertainment	2.60%
Equity Real Estate Investment Trusts	2.61%
Food Products	6.21%
Health Care Equipment & Supplies	6.23%
Health Care Providers & Services	6.05%
Industrial Conglomerates	3.29%
Insurance	6.45%
IT Services	4.88%
Machinery	3.01%
Media	2.89%
Multiline Retail	6.10%
Oil, Gas & Consumable Fuels	3.14%
Pharmaceuticals	6.40%
Semiconductors & Semiconductor Equipment	3.20%
Software	3.31%
Specialty Retail	3.03%
Money Market Fund	0.90%
Total Investments	99.93%
Receivables and Other Assets Net of Liabilities	0.07%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Oracle Corp.	3.31%
Northrop Grumman Corp.	3.29%
Honeywell International, Inc.	3.29%
Conagra Brands, Inc.	3.28%
American International Group, Inc.	3.27%
Hologic, Inc.	3.26%
Raytheon Technologies Corp.	3.25%
Merck & Co., Inc.	3.22%
Broadcom, Inc.	3.20%
Motorola Solutions, Inc.	3.18%
Total	32.55%

IT–Information Technology

LVIP Delaware Value Fund–4

LVIP Delaware Value Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.03%
Aerospace & Defense–6.54%
Northrop Grumman Corp.	43,300	$ 23,624,913
Raytheon Technologies Corp.	230,774	23,289,712
		46,914,625
Banks–5.29%
Truist Financial Corp.	438,600	18,872,958
U.S. Bancorp	437,000	19,057,570
		37,930,528
Chemicals–3.11%
DuPont de Nemours, Inc.	325,283	22,324,172
		22,324,172
Communications Equipment–6.07%
Cisco Systems, Inc.	434,100	20,680,524
Motorola Solutions, Inc.	88,600	22,833,106
		43,513,630
Consumer Finance–2.81%
Discover Financial Services	206,400	20,192,112
		20,192,112
Diversified Telecommunication Services–2.71%
Verizon Communications, Inc.	493,800	19,455,720
		19,455,720
Electric Utilities–3.10%
Edison International	349,400	22,228,828
		22,228,828
Entertainment–2.60%
†Walt Disney Co.	214,684	18,651,746
		18,651,746
Equity Real Estate Investment Trusts–2.61%
Equity Residential	317,500	18,732,500
		18,732,500
Food Products–6.21%
Archer-Daniels-Midland Co.	226,500	21,030,525
Conagra Brands, Inc.	608,404	23,545,235
		44,575,760
Health Care Equipment & Supplies–6.23%
Baxter International, Inc.	417,000	21,254,490
†Hologic, Inc.	312,988	23,414,632
		44,669,122
Health Care Providers & Services–6.05%
Cigna Corp.	67,051	22,216,678
CVS Health Corp.	226,900	21,144,811
		43,361,489
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Industrial Conglomerates–3.29%
Honeywell International, Inc.	110,073	$ 23,588,644
		23,588,644
Insurance–6.45%
American International Group, Inc.	370,700	23,443,068
MetLife, Inc.	315,386	22,824,485
		46,267,553
IT Services–4.88%
Cognizant Technology Solutions Corp. Class A	332,522	19,016,933
Fidelity National Information Services, Inc.	236,134	16,021,692
		35,038,625
Machinery–3.01%
Dover Corp.	159,557	21,605,613
		21,605,613
Media–2.89%
Comcast Corp. Class A	592,448	20,717,907
		20,717,907
Multiline Retail–6.10%
Dollar General Corp.	92,686	22,823,928
†Dollar Tree, Inc.	148,000	20,933,120
		43,757,048
Oil, Gas & Consumable Fuels–3.14%
ConocoPhillips	190,652	22,496,936
		22,496,936
Pharmaceuticals–6.40%
Johnson & Johnson	128,900	22,770,185
Merck & Co., Inc.	208,200	23,099,790
		45,869,975
Semiconductors & Semiconductor Equipment–3.20%
Broadcom, Inc.	41,000	22,924,330
		22,924,330
Software–3.31%
Oracle Corp.	290,300	23,729,122
		23,729,122
Specialty Retail–3.03%
TJX Cos., Inc.	272,700	21,706,920
		21,706,920
Total Common Stock (Cost $495,713,857)		710,252,905

LVIP Delaware Value Fund–5

LVIP Delaware Value Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–0.90%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 4.12%)	6,468,628	$ 6,468,628
Total Money Market Fund (Cost $6,468,628)		6,468,628

TOTAL INVESTMENTS–99.93% (Cost $502,182,485)	716,721,533
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.07%	519,102
NET ASSETS APPLICABLE TO 27,609,375 SHARES OUTSTANDING–100.00%	$717,240,635
NET ASSET VALUE PER SHARE–LVIP DELAWARE VALUE FUND STANDARD CLASS ($397,628,544 / 15,302,558 Shares)	$25.984
NET ASSET VALUE PER SHARE–LVIP DELAWARE VALUE FUND SERVICE CLASS ($319,612,091 / 12,306,817 Shares)	$25.970
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$455,299,026
Distributable earnings/(accumulated loss)	261,941,609
TOTAL NET ASSETS	$717,240,635

† Non-income producing.
★ Includes $2,171 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $1,465,900 payable for fund shares redeemed, $69,663 other accrued expenses payable and $490,581 due to manager and affiliates as of December 31, 2022.

Summary of Abbreviations:
IT–Information Technology
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Value Fund–6

LVIP Delaware Value Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends	$ 17,878,647
EXPENSES:
Management fees	4,839,840
Distribution fees-Service Class	1,036,442
Shareholder servicing fees	221,842
Accounting and administration expenses	151,967
Professional fees	54,656
Trustees’ fees and expenses	25,157
Custodian fees	19,716
Reports and statements to shareholders	9,876
Consulting fees	3,204
Pricing fees	3,166
Other	28,735
6,394,601
Less:
Expenses reimbursed	(79,843)
Total operating expenses	6,314,758
NET INVESTMENT INCOME	11,563,889
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	50,281,274
Net change in unrealized appreciation (depreciation) of investments	(91,274,736)
NET REALIZED AND UNREALIZED LOSS	(40,993,462)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(29,429,573)
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Value Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 11,563,889	$ 11,618,203
Net realized gain	50,281,274	130,134,810
Net change in unrealized appreciation (depreciation)	(91,274,736)	23,847,507
Net increase (decrease) in net assets resulting from operations	(29,429,573)	165,600,520
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(37,460,564)	(74,675,344)
Service Class	(29,554,839)	(60,824,600)
Return of capital:
Standard Class	—	(34,372)
Service Class	—	(26,762)
	(67,015,403)	(135,561,078)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	47,622,801	26,359,482
Service Class	47,029,392	17,432,620
Reinvestment of dividends and distributions:
Standard Class	37,460,564	74,709,716
Service Class	29,554,839	60,851,362
	161,667,596	179,353,180
Cost of shares redeemed:
Standard Class	(99,003,450)	(71,997,290)
Service Class	(98,507,669)	(69,498,471)
	(197,511,119)	(141,495,761)
Increase (decrease) in net assets derived from capital share transactions	(35,843,523)	37,857,419
NET INCREASE (DECREASE) IN NET ASSETS	(132,288,499)	67,896,861
NET ASSETS:
Beginning of year	849,529,134	781,632,273
End of year	$ 717,240,635	$ 849,529,134
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Value Fund–7

LVIP Delaware Value Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Value Fund Standard Class
	Year Ended
	12/31/22	12/31/21 [1]	12/31/20 [1]	12/31/19 [1]	12/31/18 [1]
Net asset value, beginning of period	$ 29.690	$ 28.810	$ 31.090	$ 28.310	$ 31.570
Income (loss) from investment operations:
Net investment income[2]	0.457	0.454	0.550	0.570	0.540
Net realized and unrealized gain (loss)	(1.613)	5.619	(0.920)	4.870	(1.290)
Total from investment operations	(1.156)	6.073	(0.370)	5.440	(0.750)
Less dividends and distributions from:
Net investment income	(0.488)	(1.059)	(0.580)	(0.540)	(0.530)
Net realized gain	(2.062)	(4.131)	(1.330)	(2.120)	(1.980)
Return of capital	—	(0.003)	—	—	—
Total dividends and distributions	(2.550)	(5.193)	(1.910)	(2.660)	(2.510)
Net asset value, end of period	$ 25.984	$ 29.690	$ 28.810	$ 31.090	$ 28.310
Total return[3]	(3.27%)	22.42%	0.41%	19.97%	(2.73%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$397,629	$463,942	$419,362	$440,587	$388,644
Ratio of expenses to average net assets	0.69%	0.69%	0.70%	0.69%	0.69%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.70%	0.69%	0.70%	0.69%	0.69%
Ratio of net investment income to average net assets	1.65%	1.54%	2.10%	1.92%	1.77%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.64%	1.54%	2.10%	1.92%	1.77%
Portfolio turnover	8%	25%	33%	13%	13%

[1]	The Fund adopted the accounting and performance history of the Delaware VIP Value Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP Value Series.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Value Fund–8

LVIP Delaware Value Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Value Fund Service Class
	Year Ended
	12/31/22	12/31/21 [1]	12/31/20 [1]	12/31/19 [1]	12/31/18 [1]
Net asset value, beginning of period	$ 29.673	$ 28.700	$ 30.950	$ 28.200	$ 31.460
Income (loss) from investment operations:
Net investment income[2]	0.373	0.365	0.470	0.480	0.450
Net realized and unrealized gain (loss)	(1.612)	5.595	(0.900)	4.840	(1.280)
Total from investment operations	(1.239)	5.960	(0.430)	5.320	(0.830)
Less dividends and distributions from:
Net investment income	(0.402)	(0.854)	(0.490)	(0.450)	(0.450)
Net realized gain	(2.062)	(4.130)	(1.330)	(2.120)	(1.980)
Return of capital	—	(0.003)	—	—	—
Total dividends and distributions	(2.464)	(4.987)	(1.820)	(2.570)	(2.430)
Net asset value, end of period	$ 25.970	$ 29.673	$ 28.700	$ 30.950	$ 28.200
Total return[3]	(3.56%)	22.04%	0.13%	19.60%	(3.00%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$319,612	$385,587	$362,270	$399,310	$348,946
Ratio of expenses to average net assets	0.99%	0.99%	1.00%	0.99%	0.97%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.00%	0.99%	1.00%	0.99%	0.99%
Ratio of net investment income to average net assets	1.35%	1.24%	1.80%	1.62%	1.49%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.34%	1.24%	1.80%	1.62%	1.47%
Portfolio turnover	8%	25%	33%	13%	13%

[1]	The Fund adopted the accounting and performance history of the Delaware VIP Value Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP Value Series.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Value Fund–9

LVIP Delaware Value Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Value Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund adopted the accounting and performance history of the Delaware VIP Value Series, a former series of Delaware VIP® Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2021. The Fund commenced on May 1, 2021. Pre-inception information for Standard Class shares and Service Class shares shown is that of the Predecessor Fund’s Standard Class shares and Service Class shares. The Fund and the Predecessor Fund had substantially similar investment goals and strategies.
The Fund’s investment objective is to seek long-term capital appreciation..
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.
 The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
LVIP Delaware Value Fund–10

LVIP Delaware Value Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.65% of the first $500 million of the Fund's average daily net assets; 0.60% of the next $500 million; 0.55% of the next $1.5 billion; and 0.50% of the Fund's average daily net assets in excess of $2.5 billion.   The management fee is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.69% of the average daily net assets for the Standard Class and 0.99% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2022, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
Expiration Date
	2025	Total
LIAC	$ 79,843	$ 79,843
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$44,631
Legal	11,516
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP Delaware Value Fund–11

LVIP Delaware Value Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $9,848 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.30% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 2,171
Management fees payable to LIAC	390,580
Distribution fees payable to LFD	82,149
Shareholder servicing fees payable to Lincoln Life	17,852
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$ 59,317,405
Sales	150,507,354
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$502,216,463
Aggregate unrealized appreciation of investments	$253,879,928
Aggregate unrealized depreciation of investments	(39,374,858)
Net unrealized appreciation of investments	$214,505,070
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Delaware Value Fund–12

LVIP Delaware Value Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$710,252,905	$—	$—	$710,252,905
Money Market Fund	6,468,628	—	—	6,468,628
Total Investments	$716,721,533	$—	$—	$716,721,533
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$12,458,615	$38,968,851
Long-term capital gains	54,556,788	96,531,093
Return of capital	—	61,134
Total	$67,015,403	$135,561,078
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 47,436,539
Net unrealized appreciation	214,505,070
Distributable earnings/(accumulated loss)	$261,941,609
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
At December 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	1,708,417	903,598
Service Class	1,678,944	598,466
Shares reinvested:
Standard Class	1,521,310	2,616,827
Service Class	1,205,361	2,135,453
	6,114,032	6,254,344
Shares redeemed:
Standard Class	(3,553,375)	(2,451,058)
Service Class	(3,572,041)	(2,363,731)
	(7,125,416)	(4,814,789)
Net increase	(1,011,384)	1,439,555
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the
LVIP Delaware Value Fund–13

LVIP Delaware Value Fund
Notes to Financial Statements (continued)
 7. Line of Credit (continued)
respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Change in Independent Registered Public Accounting Firm
On March 4, 2022, the Audit Committee recommended, and on March 7-8, 2022, the Trust’s Board of Trustees approved, the decision to engage Ernst & Young LLP (“EY”) as the independent registered public accounting firm for the Lincoln Variable Insurance Products Trust (the "Trust"), on behalf of LVIP Delaware Diversified Income Fund, LVIP Delaware Limited-Term Diversified Income Fund, LVIP Delaware REIT Fund, LVIP Delaware SMID Cap Core Fund, LVIP Delaware U.S. Growth Fund, LVIP Delaware Value Fund and LVIP Delaware High Yield Fund for the fiscal year ended December 31, 2022. The selection of EY does not reflect any disagreements with or dissatisfaction by the Trust or the Board of Trustees with the performance of the Fund’s prior independent registered public accounting firm, Tait, Weller & Baker, LLP.
11. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware Value Fund–14

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware Value Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statements of operations, changes in net assets and financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations, changes in its net assets and its financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.
The statement of changes in net assets for the year ended December 31, 2021, and the financial highlights for each of the periods in the four-year period then ended, were audited by another independent registered public accounting firm whose report, dated February 28, 2022, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP Delaware Value Fund–15

LVIP Delaware Value Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.  The Board concluded that the services provided by LIAC were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022.  The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction.  The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was within range of the median net investment management fee of the Morningstar peer group and the net expense ratio was the same as the median net expense ratio of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Delaware Value Fund–16

LVIP Delaware Value Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an expense limitation for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LIAC and Delaware Investment Fund Advisers (“DIFA”) on behalf of the LVIP Delaware Value Fund, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement.  The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA.  The Board considered that DIFA uses affiliated investment advisers as sub-subadvisers in connection with the subadvisory services provided to the Fund.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance.  The Board reviewed the LVIP Delaware Value Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Value funds category and the Russell 1000® Value Total Return USD Index.  The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and above the return of the benchmark index for the one-year period, below the return of the Morningstar peer group median and the benchmark index for the three-and five-year periods and above the return of the Morningstar peer group median and the same as the return for the benchmark index for the ten-year period. The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule and the management fee of a fund with a similar investment strategy for which DIFA serves as the investment adviser.  The Board considered that LIAC compensates DIFA from its fees and that the subadvisory fee schedules were negotiated between LIAC and DIFA.  The Board concluded that the subadvisory fees for each DIFA Fund were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Fund.  The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Fund may add to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients and enhance DIFA’s ability to obtain research with soft dollars.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Delaware Value Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP Delaware Value Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP Delaware Value Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP Delaware Value Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP Delaware Value Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware Value Fund–22

LVIP Delaware Wealth Builder Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.
In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Delaware Wealth Builder Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Wealth Builder Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned (11.21)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its composite benchmark, the LVIP Delaware Wealth Builder Composite1, returned (15.39)% and its broad-based benchmark index, the S&P 500® Index2, returned (18.11)%.
During 2022, the performance attribution suggests the LVIP Delaware Wealth Builder Fund outperformed the blended benchmark. At the Fund level, both security selection and allocation effects contributed positively. Within equities, the allocation to large cap value contributed positively while within fixed income, selection and allocation effects contributed slightly negatively.
The U.S. large cap value equity sleeve outperformed the Russell 1000® Value Index3 during the trailing 12-month period. At the sleeve level, stock selection drove relative performance, particularly in the consumer discretionary, information technology, industrials, and consumer staples sectors. This was partially offset by stock selection in communication services and materials. Overall, sector allocation detracted from relative returns primarily because of an underweight in energy and an overweight in information technology.
The quality and income equity sleeve strongly outperformed the S&P 500® Index for the period. Outperformance was driven by stock selection and the allocation effect. The main contributors to outperformance were the overweight in the energy sector and the underweight in communication services stocks. Regarding stock selection, the contributors were consumer discretionary and health care. This was partially offset by a negative allocation effect from the consumer discretionary overweight and the underweight in industrials.
The international equity sleeve underperformed the MSCI EAFE Index4 during the period. With all sectors but skyrocketing Energy providing negative returns, relative underperformance was driven by a negative allocation effect. The avoidance of investments in the Energy and Financials sector were the largest detractors. High active weight in Consumer Staples and Health Care as well as the underweight in Industrials were additive. Security selection in Industrials and Health Care was detracting but positive in Communication Services and Information Technology.
The real estate investment trust (REIT) sleeve slightly underperformed its benchmark. This was driven by negative stock selection within health care and apartments sectors while both the overweight to and selection effects from shopping centers REITs contributed positively.
The opportunistic sleeve virtually performed in-line with the Fund's primary benchmark for the period. The sleeve is designed to provide exposure to areas not overtly represented by the other sleeves by using diversified exposures such as exchange-traded funds (ETFs) to complement the Fund’s overall asset allocation. As such, performance is compared in relation to the Fund's benchmark. While the allocation to cash and the investment in a global infrastructure ETF contributed positively to the sleeve’s relative performance, the emerging markets ETF exposure was the main detractor.
The U.S. core fixed income sleeve underperformed the Bloomberg U.S. Aggregate Bond Index5 for the 1-year period ended December 31, 2022. Key contributors to performance included yield curve management; an underweight combined with security selection within mortgage-backed securities (MBS); an underweight to non-corporate issuers (government related); and an underweight to emerging markets debt. Key detractors from performance included a sector overweight combined with subsector and security selection within investment grade corporates; an overweight combined with security selection within commercial mortgage-backed securities (CMBS); an overweight combined with security selection within asset-backed securities (ABS); and exposure to collateralized loan obligations (CLOs).
Portfolio Managers:
Delaware Investments Fund Advisers:	Stefan Lowenthal
Jurgen Wurzer
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Wealth Builder Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,907 for the Standard Class shares and to $16,488 for the Service Class shares. For comparison, look at how the LVIP Delaware Wealth Builder Composite and S&P 500® Index did over the same period. The same $10,000 investment would have increased to $19,654 and $32,655, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance

LVIP Delaware Wealth Builder Fund–1

LVIP Delaware Wealth Builder Fund
2022 Annual Report Commentary (unaudited) (continued)
information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 11.21%
Five Years	+ 2.86%
Ten Years	+ 5.39%
Service Class Shares
One Year	- 11.43%
Five Years	+ 2.61%
Ten Years	+ 5.13%
1. The LVIP Delaware Wealth Builder Composite is an unmanaged index compiled by the Fund’s adviser, which shows how the Fund’s performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests. The LVIP Delaware Wealth Builder Composite is constructed as follows: 50% S&P 500® Index and 50% Bloomberg U.S. Aggregate Bond Index.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
3. The Russell 1000® Value Index measures the performance of the large cap value segment of the US equity universe. It includes those Russell 1000 companies with relatively lower price-to-book ratios.
4. The MSCI EAFE Index (net dividends) is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
5. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
LVIP Delaware Wealth Builder Fund–2

LVIP Delaware Wealth Builder Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,016.30	0.71%	$3.61
Service Class Shares	1,000.00	1,015.00	0.96%	4.88
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.60	0.71%	$3.62
Service Class Shares	1,000.00	1,020.40	0.96%	4.89

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Delaware Wealth Builder Fund–3

LVIP Delaware Wealth Builder Fund
Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocations (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	48.01%
U.S. Markets	44.35%
Aerospace & Defense	1.39%
Banks	1.10%
Biotechnology	0.94%
Building Products	0.09%
Capital Markets	1.41%
Chemicals	0.99%
Communications Equipment	1.56%
Consumer Finance	0.98%
Diversified Financial Services	0.19%
Diversified Telecommunication Services	0.91%
Electric Utilities	0.57%
Entertainment	0.52%
Equity Real Estate Investment Trusts	2.80%
Food Products	1.26%
Health Care Equipment & Supplies	1.42%
Health Care Providers & Services	1.67%
Hotels, Restaurants & Leisure	0.15%
Household Durables	0.20%
Household Products	0.16%
Independent Power and Renewable Electricity Producers	0.22%
Industrial Conglomerates	0.67%
Insurance	2.77%
Internet & Direct Marketing Retail	0.10%
IT Services	1.82%
Leisure Products	0.05%
Machinery	0.63%
Media	0.61%
Metals & Mining	0.06%
Multiline Retail	1.39%
Oil, Gas & Consumable Fuels	3.43%
Pharmaceuticals	3.20%
Professional Services	0.05%
Semiconductors & Semiconductor Equipment	2.62%
Software	2.02%
Specialty Retail	3.15%
Technology Hardware, Storage & Peripherals	2.37%
Textiles, Apparel & Luxury Goods	0.24%
Tobacco	0.46%
Trading Companies & Distributors	0.18%
Developed Markets	3.66%
Beverages	0.27%
Chemicals	0.21%
Commercial Services & Supplies	0.18%
Security Type/Sector	Percentage of Net Assets
Diversified Telecommunication Services	0.06%
Food & Staples Retailing	0.30%
Food Products	0.38%
Health Care Providers & Services	0.08%
Hotels, Restaurants & Leisure	0.19%
Machinery	0.18%
Media	0.08%
Personal Products	0.35%
Pharmaceuticals	0.31%
Professional Services	0.12%
Software	0.18%
Specialty Retail	0.07%
Textiles, Apparel & Luxury Goods	0.31%
Tobacco	0.33%
Wireless Telecommunication Services	0.06%
Agency Collateralized Mortgage Obligation	0.00%
Agency Commercial Mortgage-Backed Security	0.03%
Agency Mortgage-Backed Securities	12.85%
Corporate Bonds	16.68%
Aerospace & Defense	0.44%
Agriculture	0.11%
Airlines	0.09%
Auto Manufacturers	0.16%
Auto Parts & Equipment	0.13%
Banks	4.29%
Biotechnology	0.12%
Chemicals	0.33%
Commercial Services	0.01%
Diversified Financial Services	1.33%
Electric	2.31%
Entertainment	0.02%
Food	0.09%
Gas	0.21%
Health Care Products	0.04%
Health Care Services	0.23%
Insurance	0.48%
Internet	0.29%
Machinery Diversified	0.41%
Media	1.02%
Mining	0.42%
Miscellaneous Manufacturing	0.31%
Office Business Equipment	0.14%
Oil & Gas	0.23%
Pharmaceuticals	0.71%
Pipelines	0.75%
Real Estate Investment Trusts	0.40%
Retail	0.19%
Semiconductors	0.13%

LVIP Delaware Wealth Builder Fund–4

LVIP Delaware Wealth Builder Fund
Security Type/Sector Allocation, Top 10 Equity Holdings and Geography Allocations (unaudited) (continued)
Security Type/Sector	Percentage of Net Assets
Software	0.19%
Telecommunications	0.91%
Transportation	0.03%
Water	0.16%
Municipal Bond	0.01%
Non-Agency Asset-Backed Securities	2.97%
Non-Agency Collateralized Mortgage Obligations	0.19%
Non-Agency Commercial Mortgage-Backed Securities	4.05%
U.S. Treasury Obligations	10.36%
Exchange-Traded Funds	2.18%
Money Market Fund	2.78%
Total Investments	100.11%
Liabilities Net of Receivables and Other Assets	(0.11%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Apple, Inc.	1.69%
Microsoft Corp.	1.36%
Johnson & Johnson	1.22%
Merck & Co., Inc.	1.15%
Broadcom, Inc.	1.13%
TJX Cos., Inc.	1.06%
MetLife, Inc.	1.03%
ConocoPhillips	0.93%
Cisco Systems, Inc.	0.93%
Verizon Communications, Inc.	0.78%
Total	11.28%

Geography	Percentage of Net Assets
Canada	0.10%
Cayman Islands	1.32%
Denmark	0.17%
France	0.69%
Germany	0.49%
Ireland	0.66%
Japan	0.39%
Netherlands	0.25%
Spain	0.21%
Sweden	0.41%
Switzerland	0.88%
United Kingdom	0.76%
United States	88.82%
Total	95.15%

IT–Information Technology

LVIP Delaware Wealth Builder Fund–5

LVIP Delaware Wealth Builder Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
COMMON STOCK–48.01%
U.S. MARKETS–44.35%
Aerospace & Defense–1.39%
Lockheed Martin Corp.	207	$ 100,703
Northrop Grumman Corp.	1,500	818,415
Raytheon Technologies Corp.	8,279	835,517
		1,754,635
Banks–1.10%
Truist Financial Corp.	15,700	675,571
U.S. Bancorp	16,300	710,843
		1,386,414
Biotechnology–0.94%
AbbVie, Inc.	3,822	617,673
Amgen, Inc.	290	76,166
Gilead Sciences, Inc.	5,710	490,204
		1,184,043
Building Products–0.09%
Masco Corp.	2,502	116,768
		116,768
Capital Markets–1.41%
Ameriprise Financial, Inc.	1,291	401,979
BlackRock, Inc.	561	397,542
Blackstone, Inc.	3,344	248,091
Carlyle Group, Inc.	6,298	187,932
Evercore, Inc. Class A	594	64,794
Invesco Ltd.	10,772	193,788
Moelis & Co. Class A	2,466	94,620
S&P Global, Inc.	568	190,246
		1,778,992
Chemicals–0.99%
CF Industries Holdings, Inc.	2,337	199,112
Dow, Inc.	4,528	228,166
DuPont de Nemours, Inc.	12,000	823,560
		1,250,838
Communications Equipment–1.56%
Cisco Systems, Inc.	24,562	1,170,134
Motorola Solutions, Inc.	3,100	798,901
		1,969,035
Consumer Finance–0.98%
Ally Financial, Inc.	5,443	133,082
Discover Financial Services	8,593	840,653
Synchrony Financial	7,812	256,702
		1,230,437
Diversified Financial Services–0.19%
Jackson Financial, Inc. Class A	6,939	241,408
		241,408
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Diversified Telecommunication Services–0.91%
AT&T, Inc.	8,876	$ 163,407
Verizon Communications, Inc.	25,009	985,355
		1,148,762
Electric Utilities–0.57%
Edison International	11,200	712,544
		712,544
Entertainment–0.52%
†Walt Disney Co.	7,610	661,157
		661,157
Equity Real Estate Investment Trusts–2.80%
Agree Realty Corp.	353	25,038
Alexandria Real Estate Equities, Inc.	564	82,158
American Homes 4 Rent Class A	720	21,701
Apple Hospitality REIT, Inc.	3,166	49,960
AvalonBay Communities, Inc.	324	52,333
Boston Properties, Inc.	97	6,555
Brixmor Property Group, Inc.	2,629	59,599
Camden Property Trust	349	39,046
CareTrust REIT, Inc.	744	13,824
Chatham Lodging Trust	1,563	19,178
City Office REIT, Inc.	238	1,994
Cousins Properties, Inc.	1,281	32,397
CubeSmart	204	8,211
Digital Realty Trust, Inc.	553	55,449
Douglas Emmett, Inc.	316	4,955
EPR Properties	457	17,238
Equinix, Inc.	203	132,971
Equity LifeStyle Properties, Inc.	507	32,752
Equity Residential	12,216	720,744
Essential Properties Realty Trust, Inc.	1,099	25,794
Essex Property Trust, Inc.	317	67,179
Extra Space Storage, Inc.	548	80,655
Four Corners Property Trust, Inc.	607	15,740
Gaming & Leisure Properties, Inc.	1,244	64,800
Healthcare Realty Trust, Inc. Class A	1,824	35,148
Healthpeak Properties, Inc.	406	10,178
Highwoods Properties, Inc.	1,076	30,106
Host Hotels & Resorts, Inc.	2,356	37,814
Independence Realty Trust, Inc.	1,304	21,985
Invitation Homes, Inc.	2,770	82,103
Iron Mountain, Inc.	2,629	131,056
LVIP Delaware Wealth Builder Fund–6

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Equity Real Estate Investment Trusts (continued)
Kilroy Realty Corp.	346	$ 13,380
Kimco Realty Corp.	2,008	42,529
Kite Realty Group Trust	654	13,767
Lamar Advertising Co. Class A	127	11,989
Life Storage, Inc.	544	53,584
LXP Industrial Trust	1,860	18,637
Medical Properties Trust, Inc.	561	6,250
Mid-America Apartment Communities, Inc.	219	34,381
National Storage Affiliates Trust	490	17,699
NexPoint Residential Trust, Inc.	22	957
Omega Healthcare Investors, Inc.	83	2,320
Outfront Media, Inc.	947	15,701
Park Hotels & Resorts, Inc.	1,406	16,577
Phillips Edison & Co., Inc.	1,148	36,552
Piedmont Office Realty Trust, Inc. Class A	1,354	12,416
Plymouth Industrial REIT, Inc.	452	8,669
Prologis, Inc.	2,890	325,790
Public Storage	494	138,414
Realty Income Corp.	1,231	78,082
Regency Centers Corp.	674	42,125
Retail Opportunity Investments Corp.	2,878	43,256
Rexford Industrial Realty, Inc.	449	24,533
Simon Property Group, Inc.	636	74,717
SITE Centers Corp.	1,215	16,597
Spirit Realty Capital, Inc.	830	33,142
STORE Capital Corp.	1,096	35,138
Sun Communities, Inc.	257	36,751
Terreno Realty Corp.	399	22,691
UDR, Inc.	232	8,985
Urban Edge Properties	399	5,622
Ventas, Inc.	499	22,480
VICI Properties, Inc.	7,644	247,666
Welltower, Inc.	1,264	82,855
WP Carey, Inc.	200	15,630
		3,538,543
Food Products–1.26%
Archer-Daniels-Midland Co.	8,700	807,795
Conagra Brands, Inc.	20,200	781,740
		1,589,535
Health Care Equipment & Supplies–1.42%
Baxter International, Inc.	13,800	703,386
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Health Care Equipment & Supplies (continued)
†Hologic, Inc.	10,986	$ 821,863
Smith & Nephew PLC	19,490	261,425
		1,786,674
Health Care Providers & Services–1.67%
AmerisourceBergen Corp.	2,684	444,766
Cigna Corp.	2,300	762,082
CVS Health Corp.	7,708	718,308
UnitedHealth Group, Inc.	345	182,912
		2,108,068
Hotels, Restaurants & Leisure–0.15%
Starbucks Corp.	1,961	194,531
		194,531
Household Durables–0.20%
Ethan Allen Interiors, Inc.	3,016	79,683
PulteGroup, Inc.	3,886	176,929
		256,612
Household Products–0.16%
Essity AB Class B	7,860	205,862
		205,862
Independent Power and Renewable Electricity Producers–0.22%
Vistra Corp.	12,090	280,488
		280,488
Industrial Conglomerates–0.67%
Honeywell International, Inc.	3,922	840,485
		840,485
Insurance–2.77%
American Financial Group, Inc.	2,933	402,642
American International Group, Inc.	12,800	809,472
F&G Annuities & Life, Inc.	250	5,003
Fidelity National Financial, Inc.	3,686	138,667
MetLife, Inc.	17,967	1,300,272
Principal Financial Group, Inc.	5,216	437,727
Prudential Financial, Inc.	4,091	406,891
		3,500,674
Internet & Direct Marketing Retail–0.10%
eBay, Inc.	3,028	125,571
		125,571
IT Services–1.82%
Accenture PLC Class A	273	72,847
†Amadeus IT Group SA	5,080	264,009

LVIP Delaware Wealth Builder Fund–7

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
IT Services (continued)
Cognizant Technology Solutions Corp. Class A	11,741	$ 671,468
Fidelity National Information Services, Inc.	8,282	561,934
International Business Machines Corp.	438	61,710
Paychex, Inc.	3,470	400,993
Western Union Co.	19,084	262,787
		2,295,748
Leisure Products–0.05%
Sturm Ruger & Co., Inc.	1,241	62,819
		62,819
Machinery–0.63%
Dover Corp.	5,772	781,586
Otis Worldwide Corp.	219	17,150
		798,736
Media–0.61%
Comcast Corp. Class A	20,247	708,038
Interpublic Group of Cos., Inc.	1,965	65,454
		773,492
Metals & Mining–0.06%
Ryerson Holding Corp.	2,396	72,503
		72,503
Multiline Retail–1.39%
Dollar General Corp.	3,162	778,643
†Dollar Tree, Inc.	5,100	721,344
Macy's, Inc.	12,413	256,328
		1,756,315
Oil, Gas & Consumable Fuels–3.43%
APA Corp.	6,044	282,134
Chevron Corp.	1,783	320,031
ConocoPhillips	9,937	1,172,566
Coterra Energy, Inc.	8,110	199,263
Devon Energy Corp.	1,100	67,661
EOG Resources, Inc.	1,534	198,684
EQT Corp.	5,443	184,137
Exxon Mobil Corp.	8,017	884,275
Kinder Morgan, Inc.	15,115	273,279
Marathon Petroleum Corp.	3,887	452,408
Viper Energy Partners LP	3,059	97,245
Williams Cos., Inc.	5,835	191,971
		4,323,654
Pharmaceuticals–3.20%
Bristol-Myers Squibb Co.	6,759	486,310
Johnson & Johnson	8,683	1,533,852
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Pharmaceuticals (continued)
Merck & Co., Inc.	13,073	$ 1,450,449
Pfizer, Inc.	11,121	569,840
		4,040,451
Professional Services–0.05%
Robert Half International, Inc.	775	57,218
		57,218
Semiconductors & Semiconductor Equipment–2.62%
Applied Materials, Inc.	1,898	184,827
Broadcom, Inc.	2,561	1,431,932
KLA Corp.	673	253,741
Lam Research Corp.	747	313,964
Microchip Technology, Inc.	894	62,804
Monolithic Power Systems, Inc.	820	289,960
NVIDIA Corp.	2,915	425,998
QUALCOMM, Inc.	3,164	347,850
		3,311,076
Software–2.02%
Microsoft Corp.	7,136	1,711,356
Oracle Corp.	10,200	833,748
		2,545,104
Specialty Retail–3.15%
Bath & Body Works, Inc.	7,644	322,118
Best Buy Co., Inc.	3,718	298,221
Home Depot, Inc.	2,110	666,465
Lowe's Cos., Inc.	2,534	504,874
Ross Stores, Inc.	3,649	423,539
TJX Cos., Inc.	16,755	1,333,698
Tractor Supply Co.	1,871	420,919
		3,969,834
Technology Hardware, Storage & Peripherals–2.37%
Apple, Inc.	16,418	2,133,191
Dell Technologies, Inc. Class C	5,418	217,912
HP, Inc.	12,683	340,792
NetApp, Inc.	5,023	301,681
		2,993,576
Textiles, Apparel & Luxury Goods–0.24%
NIKE, Inc. Class B	2,624	307,034
		307,034
Tobacco–0.46%
Philip Morris International, Inc.	4,952	501,192
Vector Group Ltd.	6,333	75,109
		576,301

LVIP Delaware Wealth Builder Fund–8

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Trading Companies & Distributors–0.18%
Boise Cascade Co.	3,234	$ 222,079
		222,079
Total U.S. Markets (Cost $44,510,677)		55,968,016
§DEVELOPED MARKETS–3.66%
Beverages–0.27%
Asahi Group Holdings Ltd.	1,500	47,078
Diageo PLC	6,690	295,207
		342,285
Chemicals–0.21%
Air Liquide SA	1,870	265,031
		265,031
Commercial Services & Supplies–0.18%
Securitas AB Class B	27,140	226,174
		226,174
Diversified Telecommunication Services–0.06%
Orange SA	7,690	76,399
		76,399
Food & Staples Retailing–0.30%
Koninklijke Ahold Delhaize NV	10,770	309,432
Seven & i Holdings Co. Ltd.	1,700	73,316
		382,748
Food Products–0.38%
Danone SA	3,760	198,145
Nestle SA	2,480	287,360
		485,505
Health Care Providers & Services–0.08%
Fresenius Medical Care AG & Co. KGaA	3,050	99,807
		99,807
Hotels, Restaurants & Leisure–0.19%
Sodexo SA	2,450	234,670
		234,670
Machinery–0.18%
Knorr-Bremse AG	1,780	97,252
Makita Corp.	5,300	124,383
		221,635
Media–0.08%
Publicis Groupe SA	1,510	96,045
		96,045
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Personal Products–0.35%
Kao Corp.	4,500	$ 180,185
Unilever PLC	5,050	255,320
		435,505
Pharmaceuticals–0.31%
Novo Nordisk AS Class B	1,550	209,291
Roche Holding AG	580	182,220
		391,511
Professional Services–0.12%
Intertek Group PLC	3,090	150,696
		150,696
Software–0.18%
SAP SE	2,220	229,061
		229,061
Specialty Retail–0.07%
H & M Hennes & Mauritz AB Class B	8,230	88,524
		88,524
Textiles, Apparel & Luxury Goods–0.31%
adidas AG	1,380	188,286
Swatch Group AG	710	201,947
		390,233
Tobacco–0.33%
Altria Group, Inc.	9,222	421,538
		421,538
Wireless Telecommunication Services–0.06%
KDDI Corp.	2,400	72,819
		72,819
Total Developed Markets (Cost $4,749,119)		4,610,186
Total Common Stock (Cost $49,259,796)		60,578,202

	Principal Amount°
AGENCY COLLATERALIZED MORTGAGE OBLIGATION–0.00%
•Fannie Mae Grantor Trust Series 2001-T7 A1 7.50% 2/25/41	16	16
Total Agency Collateralized Mortgage Obligations (Cost $15)		16

LVIP Delaware Wealth Builder Fund–9

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITY–0.03%
•FREMF Mortgage Trust Series 2017-K71 B 3.75% 11/25/50	35,000	$ 32,186
Total Agency Commercial Mortgage-Backed Security (Cost $34,548)		32,186
AGENCY MORTGAGE-BACKED SECURITIES–12.85%
Fannie Mae S.F. 15 yr
2.00% 3/1/36	71,995	64,216
2.50% 7/1/36	327,989	301,043
Fannie Mae S.F. 20 yr
2.00% 3/1/41	131,433	111,932
2.00% 5/1/41	386,718	329,341
3.00% 3/1/33	137,940	129,684
3.00% 12/1/37	127,029	117,844
3.00% 1/1/38	112,089	103,985
3.00% 10/1/47	35,033	31,020
4.00% 8/1/42	316,785	300,117
4.00% 9/1/42	294,513	279,017
4.50% 2/1/44	83,476	82,017
Fannie Mae S.F. 30 yr
2.00% 12/1/50	49,181	40,365
2.00% 1/1/51	51,430	42,354
2.00% 2/1/51	192,075	157,826
2.00% 4/1/51	618,826	505,276
2.50% 1/1/51	147,801	126,042
2.50% 5/1/51	23,204	19,703
2.50% 7/1/51	30,519	26,064
2.50% 8/1/51	171,316	146,311
2.50% 2/1/52	233,486	198,804
2.50% 4/1/52	139,763	118,526
3.00% 1/1/47	5,800	5,277
3.00% 7/1/47	479,630	427,513
3.00% 2/1/48	329,820	295,418
3.00% 3/1/48	146,816	131,092
3.00% 11/1/48	34,391	30,761
3.00% 3/1/50	5,407	4,791
3.00% 7/1/50	105,153	94,149
3.00% 5/1/51	23,911	21,211
3.00% 12/1/51	320,083	282,764
3.50% 7/1/47	94,686	88,616
3.50% 2/1/48	378,398	350,643
3.50% 11/1/48	50,671	46,954
3.50% 12/1/49	437,777	404,998
3.50% 1/1/50	156,747	143,768
3.50% 3/1/50	41,152	38,438
4.00% 6/1/48	53,665	51,237
4.50% 6/1/40	6,419	6,354
4.50% 7/1/40	8,331	8,013
4.50% 8/1/41	16,139	15,999
4.50% 5/1/46	34,489	34,190
4.50% 4/1/48	31,758	31,616
4.50% 12/1/48	31,046	30,398
4.50% 1/1/49	50,804	49,732
4.50% 1/1/50	92,924	91,578
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
4.50% 9/1/52	205,403	$ 197,864
5.00% 7/1/52	177,890	175,560
5.00% 10/1/52	633,352	626,673
5.50% 5/1/44	227,580	235,192
5.50% 10/1/52	307,374	308,199
5.50% 11/1/52	210,845	213,285
5.50% 12/1/52	118,414	118,732
6.00% 6/1/41	56,316	58,241
6.00% 7/1/41	100,073	104,504
6.00% 12/1/52	358,666	364,069
Fannie Mae S.F. 30 yr TBA 5.50% 1/1/53	342,000	342,844
Freddie Mac S.F. 15 yr
2.00% 12/1/35	197,400	176,568
3.00% 3/1/35	166,642	156,096
4.50% 9/1/37	301,553	299,881
Freddie Mac S.F. 20 yr
2.50% 6/1/41	547,753	481,728
3.00% 4/1/42	58,886	52,602
5.00% 11/1/42	162,763	161,906
Freddie Mac S.F. 30 yr
2.00% 9/1/51	247,388	202,123
2.00% 3/1/52	246,411	200,638
2.50% 10/1/50	356,592	305,299
2.50% 11/1/50	117,256	99,450
2.50% 2/1/51	71,462	61,372
2.50% 8/1/51	122,381	103,653
2.50% 10/1/51	296,462	252,724
2.50% 1/1/52	478,233	406,039
3.00% 8/1/48	65,835	58,639
3.00% 11/1/49	7,683	6,790
3.00% 1/1/50	32,176	28,652
3.00% 8/1/51	76,962	68,043
3.00% 2/1/52	165,412	145,303
3.50% 6/1/47	478,670	443,933
3.50% 11/1/48	505,633	470,554
3.50% 6/1/52	192,198	175,191
4.00% 10/1/47	83,572	79,168
4.00% 8/1/52	597,702	563,774
4.50% 8/1/48	182,985	179,700
4.50% 1/1/49	77,826	76,169
4.50% 3/1/49	24,500	23,999
4.50% 4/1/49	36,217	35,544
4.50% 8/1/49	78,138	77,090
4.50% 7/1/52	188,197	181,165
4.50% 9/1/52	515,123	496,252
5.00% 7/1/52	301,129	297,971
5.00% 10/1/52	59,713	58,887
5.50% 9/1/41	40,956	42,514
5.50% 9/1/52	691,176	698,375
5.50% 11/1/52	135,532	136,225
GNMA I S.F. 30 yr 3.00% 3/15/50	18,613	16,530

LVIP Delaware Wealth Builder Fund–10

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA II S.F. 30 yr
3.00% 12/20/51	167,579	$ 149,736
5.00% 9/20/52	82,443	81,713
5.50% 5/20/37	2,320	2,414
Total Agency Mortgage-Backed Securities (Cost $17,485,093)		16,216,570
CORPORATE BONDS–16.68%
Aerospace & Defense–0.44%
Boeing Co. 3.25% 2/1/28	95,000	86,273
Lockheed Martin Corp.
1.85% 6/15/30	500,000	410,632
3.90% 6/15/32	35,000	32,980
4.15% 6/15/53	25,000	21,203
		551,088
Agriculture–0.11%
Bunge Ltd. Finance Corp. 1.63% 8/17/25	155,000	141,148
		141,148
Airlines–0.09%
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50% 6/20/27	108,007	107,381
		107,381
Auto Manufacturers–0.16%
General Motors Financial Co., Inc. 4.35% 4/9/25	210,000	204,293
		204,293
Auto Parts & Equipment–0.13%
Aptiv PLC 3.10% 12/1/51	287,000	169,613
		169,613
Banks–4.29%
μBank of America Corp.
2.48% 9/21/36	180,000	132,257
2.68% 6/19/41	720,000	484,345
5.02% 7/22/33	145,000	137,662
6.20% 11/10/28	90,000	92,922
Bank of New York Mellon Corp.
μ4.70% 9/20/25	180,000	172,823
•5.80% 10/25/28	19,000	19,647
μCitigroup, Inc. 5.61% 9/29/26	190,000	190,813
•Citizens Bank NA 6.06% 10/24/25	250,000	252,815
μCredit Suisse Group AG 6.44% 8/11/28	475,000	432,581
μFifth Third Bancorp
4.34% 4/25/33	134,000	122,430
6.36% 10/27/28	91,000	93,629
μGoldman Sachs Group, Inc. 1.54% 9/10/27	221,000	190,641
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
μJPMorgan Chase & Co.
3.11% 4/22/51	15,000	$ 9,828
3.88% 7/24/38	85,000	70,550
4.85% 7/25/28	125,000	121,848
KeyBank NA 3.40% 5/20/26	250,000	234,229
μKeyCorp 4.79% 6/1/33	102,000	96,307
Morgan Stanley
μ2.48% 9/16/36	182,000	131,974
•6.14% 10/16/26	30,000	30,640
μ6.30% 10/18/28	60,000	61,938
•6.34% 10/18/33	25,000	26,195
μPNC Financial Services Group, Inc.
5.67% 10/28/25	45,000	45,479
6.20% 9/15/27	40,000	39,090
State Street Corp.
μ2.20% 2/7/28	40,000	35,929
3.10% 5/15/23	25,000	24,833
3.30% 12/16/24	480,000	468,451
•5.75% 11/4/26	10,000	10,236
•5.82% 11/4/28	5,000	5,163
SVB Financial Group
1.80% 10/28/26	15,000	13,125
1.80% 2/2/31	325,000	237,097
μ4.57% 4/29/33	47,000	41,585
Toronto-Dominion Bank 4.11% 6/8/27	130,000	125,665
μTruist Bank 2.64% 9/17/29	522,000	488,168
Truist Financial Corp.
μ1.89% 6/7/29	50,000	41,852
μ4.95% 9/1/25	65,000	62,146
•6.12% 10/28/33	28,000	29,459
U.S. Bancorp
μ2.49% 11/3/36	30,000	22,829
3.00% 7/30/29	70,000	61,458
3.10% 4/27/26	65,000	61,394
3.38% 2/5/24	165,000	162,052
•5.73% 10/21/26	35,000	35,648
μWells Fargo & Co. 4.81% 7/25/28	300,000	293,009
		5,410,742
Biotechnology–0.12%
Regeneron Pharmaceuticals, Inc. 2.80% 9/15/50	36,000	22,328
Royalty Pharma PLC 1.75% 9/2/27	145,000	122,727
		145,055
Chemicals–0.33%
Celanese U.S. Holdings LLC
6.05% 3/15/25	25,000	24,903
6.17% 7/15/27	105,000	103,564
Sherwin-Williams Co. 3.30% 5/15/50	175,000	119,613

LVIP Delaware Wealth Builder Fund–11

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Chemicals (continued)
Westlake Corp. 3.13% 8/15/51	270,000	$ 166,232
		414,312
Commercial Services–0.01%
PayPal Holdings, Inc. 3.90% 6/1/27	10,000	9,622
		9,622
Diversified Financial Services–1.33%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45% 4/3/26	325,000	310,191
Air Lease Corp.
2.88% 1/15/26	410,000	379,355
2.88% 1/15/32	140,000	111,220
3.00% 2/1/30	345,000	287,721
5.85% 12/15/27	25,000	24,971
Aviation Capital Group LLC 3.50% 11/1/27	165,000	144,117
Jefferies Financial Group, Inc.
2.63% 10/15/31	500,000	381,420
6.45% 6/8/27	25,000	26,089
6.50% 1/20/43	15,000	14,614
		1,679,698
Electric–2.31%
AEP Texas, Inc. 3.45% 1/15/50	20,000	14,129
Baltimore Gas & Electric Co. 4.55% 6/1/52	195,000	172,219
Berkshire Hathaway Energy Co. 2.85% 5/15/51	50,000	32,734
Duke Energy Indiana LLC
2.75% 4/1/50	125,000	78,475
3.25% 10/1/49	275,000	190,806
Entergy Louisiana LLC 4.95% 1/15/45	20,000	17,731
Entergy Mississippi LLC 2.85% 6/1/28	165,000	146,474
Entergy Texas, Inc. 3.55% 9/30/49	325,000	233,180
Evergy Kansas Central, Inc. 3.45% 4/15/50	80,000	57,897
Eversource Energy 2.90% 3/1/27	30,000	27,621
Fells Point Funding Trust 3.05% 1/31/27	100,000	91,009
Indianapolis Power & Light Co. 5.65% 12/1/32	40,000	41,023
National Rural Utilities Cooperative Finance Corp. 2.85% 1/27/25	330,000	316,721
Nevada Power Co.
3.13% 8/1/50	165,000	111,493
5.90% 5/1/53	85,000	90,591
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
NextEra Energy Capital Holdings, Inc. 3.00% 1/15/52	115,000	$ 75,078
PacifiCorp
2.70% 9/15/30	15,000	12,896
3.30% 3/15/51	20,000	14,362
5.35% 12/1/53	20,000	19,794
Southern California Edison Co.
3.45% 2/1/52	66,000	46,955
3.65% 2/1/50	80,000	58,426
4.00% 4/1/47	85,000	66,425
4.88% 3/1/49	130,000	114,312
Southern Co. 5.70% 10/15/32	75,000	76,722
Southwestern Electric Power Co. 4.10% 9/15/28	460,000	435,983
Vistra Operations Co. LLC 5.13% 5/13/25	320,000	312,870
WEC Energy Group, Inc. 1.80% 10/15/30	40,000	31,189
Xcel Energy, Inc. 2.60% 12/1/29	25,000	21,344
		2,908,459
Entertainment–0.02%
Warnermedia Holdings, Inc. 5.14% 3/15/52	40,000	29,079
		29,079
Food–0.09%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 3.00% 2/2/29	136,000	112,560
		112,560
Gas–0.21%
Atmos Energy Corp.
2.85% 2/15/52	50,000	32,355
5.75% 10/15/52	85,000	88,725
Southern California Gas Co. 2.95% 4/15/27	95,000	87,604
SouthernGas Capital Corp. 5.15% 9/15/32	63,000	61,830
		270,514
Health Care Products–0.04%
Baxter International, Inc. 3.13% 12/1/51	18,000	11,617
Stryker Corp. 1.95% 6/15/30	55,000	44,779
		56,396
Health Care Services–0.23%
Humana, Inc.
5.75% 3/1/28	40,000	40,841
5.88% 3/1/33	10,000	10,323

LVIP Delaware Wealth Builder Fund–12

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Services (continued)
UnitedHealth Group, Inc. 4.00% 5/15/29	250,000	$ 238,750
		289,914
Insurance–0.48%
Aon Corp./Aon Global Holdings PLC
2.90% 8/23/51	85,000	54,060
5.00% 9/12/32	150,000	148,329
Athene Holding Ltd.
3.45% 5/15/52	125,000	76,729
3.95% 5/25/51	55,000	37,112
Berkshire Hathaway Finance Corp. 3.85% 3/15/52	215,000	171,365
Brighthouse Financial, Inc.
3.85% 12/22/51	168,000	106,048
4.70% 6/22/47	22,000	16,093
		609,736
Internet–0.29%
Amazon.com, Inc.
1.50% 6/3/30	375,000	301,327
2.50% 6/3/50	45,000	28,360
3.60% 4/13/32	40,000	36,605
		366,292
Machinery Diversified–0.41%
Otis Worldwide Corp. 2.57% 2/15/30	620,000	520,924
		520,924
Media–1.02%
Charter Communications Operating LLC/Charter Communications Operating Capital
3.85% 4/1/61	480,000	277,613
4.40% 12/1/61	215,000	137,530
Comcast Corp.
3.20% 7/15/36	105,000	85,118
3.75% 4/1/40	300,000	247,417
Discovery Communications LLC 4.00% 9/15/55	510,000	306,445
Time Warner Cable Enterprises LLC 8.38% 3/15/23	65,000	65,406
Time Warner Cable LLC 7.30% 7/1/38	165,000	163,675
		1,283,204
Mining–0.42%
Newmont Corp.
2.25% 10/1/30	65,000	52,243
2.60% 7/15/32	45,000	35,825
2.80% 10/1/29	520,000	442,070
		530,138
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Miscellaneous Manufacturing–0.31%
Eaton Corp. 4.15% 3/15/33	95,000	$ 88,314
Parker-Hannifin Corp. 4.25% 9/15/27	185,000	179,486
Teledyne Technologies, Inc.
2.25% 4/1/28	75,000	64,577
2.75% 4/1/31	65,000	53,150
		385,527
Office Business Equipment–0.14%
CDW LLC/CDW Finance Corp.
2.67% 12/1/26	15,000	13,317
3.28% 12/1/28	195,000	166,951
		180,268
Oil & Gas–0.23%
BP Capital Markets America, Inc. 2.72% 1/12/32	45,000	37,506
Devon Energy Corp. 4.75% 5/15/42	160,000	135,438
Valero Energy Corp. 3.65% 12/1/51	160,000	112,960
		285,904
Pharmaceuticals–0.71%
AbbVie, Inc. 4.05% 11/21/39	217,000	185,741
CVS Health Corp.
2.70% 8/21/40	320,000	221,078
3.75% 4/1/30	35,000	31,733
4.78% 3/25/38	490,000	446,358
Zoetis, Inc. 5.40% 11/14/25	15,000	15,300
		900,210
Pipelines–0.75%
Energy Transfer LP
5.25% 4/15/29	140,000	135,374
5.75% 2/15/33	20,000	19,567
6.25% 4/15/49	230,000	213,871
Enterprise Products Operating LLC 3.30% 2/15/53	20,000	13,304
MPLX LP
1.75% 3/1/26	30,000	26,741
4.00% 3/15/28	85,000	79,059
4.70% 4/15/48	35,000	27,620
5.50% 2/15/49	295,000	259,273
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.00% 1/15/28	160,000	152,633
Tennessee Gas Pipeline Co. LLC 2.90% 3/1/30	20,000	16,752
		944,194

LVIP Delaware Wealth Builder Fund–13

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts–0.40%
American Homes 4 Rent LP 3.63% 4/15/32	35,000	$ 29,441
Crown Castle, Inc.
1.05% 7/15/26	90,000	77,760
2.10% 4/1/31	180,000	141,866
Digital Realty Trust LP
4.45% 7/15/28	40,000	37,870
5.55% 1/15/28	65,000	65,429
VICI Properties LP 4.95% 2/15/30	160,000	152,307
		504,673
Retail–0.19%
Home Depot, Inc. 2.70% 4/15/30	270,000	235,426
		235,426
Semiconductors–0.13%
Broadcom, Inc. 3.47% 4/15/34	163,000	130,030
Entegris Escrow Corp. 4.75% 4/15/29	40,000	36,478
		166,508
Software–0.19%
Autodesk, Inc. 2.40% 12/15/31	75,000	59,912
Oracle Corp.
5.80% 11/10/25	10,000	10,224
6.15% 11/9/29	25,000	25,949
Workday, Inc.
3.50% 4/1/27	5,000	4,673
3.70% 4/1/29	10,000	9,174
3.80% 4/1/32	150,000	132,411
		242,343
Telecommunications–0.91%
AT&T, Inc.
3.50% 6/1/41	30,000	22,372
3.50% 9/15/53	435,000	293,597
T-Mobile USA, Inc.
3.00% 2/15/41	565,000	398,678
3.75% 4/15/27	90,000	84,770
Verizon Communications, Inc.
2.88% 11/20/50	35,000	21,944
4.50% 8/10/33	350,000	327,490
		1,148,851
Transportation–0.03%
Burlington Northern Santa Fe LLC 2.88% 6/15/52	60,000	40,000
		40,000
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Water–0.16%
American Water Capital Corp. 4.45% 6/1/32	190,000	$ 181,775
Essential Utilities, Inc. 2.70% 4/15/30	30,000	25,162
		206,937
Total Corporate Bonds (Cost $24,237,195)		21,051,009
MUNICIPAL BOND–0.01%
South Carolina Public Service Authority Series D 4.77% 12/1/45	10,000	8,275
Total Municipal Bond (Cost $11,181)		8,275
NON-AGENCY ASSET-BACKED SECURITIES–2.97%
•AMMC CLO 22 Ltd. Series 2018-22A A 5.39% (LIBOR03M + 1.03%) 4/25/31	100,000	98,516
•Apex Credit CLO Ltd. Series 2018-1A A2 5.39% (LIBOR03M + 1.03%) 4/25/31	100,000	97,888
•Bethpage Park CLO Ltd. Series 2021-1A A 5.21% (LIBOR03M + 1.13%) 1/15/35	250,000	242,615
•Cedar Funding IX CLO Ltd. Series 2018-9A A1 5.22% (LIBOR03M + 0.98%) 4/20/31	500,000	492,440
Diamond Infrastructure Funding LLC Series 2021-1A A 1.76% 4/15/49	215,000	176,104
Domino's Pizza Master Issuer LLC Series 2021-1A A2I 2.66% 4/25/51	344,750	286,722
Enterprise Fleet Financing LLC Series 2022-2 A2 4.65% 5/21/29	160,000	157,762
•Man GLG U.S. CLO Series 2018-1A A1R 5.38% (LIBOR03M + 1.14%) 4/22/30	250,000	244,211
•Morgan Stanley Eaton Vance CLO Ltd. Series 2021-1A A 5.48% (LIBOR03M + 1.16%) 10/20/34	250,000	242,999
•Octagon Investment Partners 33 Ltd. Series 2017-1A A1 5.43% (LIBOR03M + 1.19%) 1/20/31	250,000	246,963

LVIP Delaware Wealth Builder Fund–14

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Sound Point CLO XXI Ltd. Series 2018-3A A1A 5.51% (LIBOR03M + 1.18%) 10/26/31	250,000	$ 243,937
Taco Bell Funding LLC Series 2021-1A A2I 1.95% 8/25/51	297,000	250,972
Toyota Auto Loan Extended Note Trust Series 2022-1A A 3.82% 4/25/35	270,000	255,774
Trafigura Securitisation Finance PLC Series 2021-1A A2 1.08% 1/15/25	500,000	453,454
Volkswagen Auto Lease Trust Series 2022-A A3 3.44% 7/21/25	270,000	264,196
Total Non-Agency Asset-Backed Securities (Cost $3,997,598)		3,754,553
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.19%
•GS Mortgage-Backed Securities Trust Series 2021-PJ7 A2 2.50% 1/25/52	87,890	70,716
•JP Morgan Mortgage Trust
Series 2014-2 B2 3.41% 6/25/29	31,567	26,976
Series 2021-10 A3 2.50% 12/25/51	88,832	71,586
•Morgan Stanley Residential Mortgage Loan Trust Series 2021-4 A3 2.50% 7/25/51	88,979	71,427
•Sequoia Mortgage Trust Series 2015-1 B2 3.91% 1/25/45	4,738	4,363
Total Non-Agency Collateralized Mortgage Obligations (Cost $306,859)		245,068
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–4.05%
BANK
Series 2017-BNK5 A5 3.39% 6/15/60	70,000	64,570
•Series 2017-BNK5 B 3.90% 6/15/60	50,000	44,496
Series 2019-BN20 A3 3.01% 9/15/62	395,000	346,326
Series 2020-BN25 A5 2.65% 1/15/63	800,000	682,627
Series 2021-BN36 A5 2.47% 9/15/64	680,000	557,314
•Series 2022-BNK41 A4 3.79% 4/15/65	70,000	63,834
Benchmark Mortgage Trust
•Series 2019-B10 B 4.18% 3/15/62	225,000	187,058
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Benchmark Mortgage Trust (continued)
Series 2020-B20 A5 2.03% 10/15/53	50,000	$ 40,473
Series 2020-B21 A5 1.98% 12/17/53	45,000	36,094
Series 2021-B24 A5 2.58% 3/15/54	47,000	39,225
Cantor Commercial Real Estate Lending Series 2019-CF1 A5 3.79% 5/15/52	155,000	138,498
CD Mortgage Trust
Series 2016-CD2 A3 3.25% 11/10/49	56,780	52,981
Series 2019-CD8 A4 2.91% 8/15/57	400,000	348,751
CFCRE Commercial Mortgage Trust Series 2016-C7 A3 3.84% 12/10/54	95,000	89,418
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.64% 10/10/47	45,000	43,354
Series 2016-P3 A4 3.33% 4/15/49	145,000	134,678
Series 2019-C7 A4 3.10% 12/15/72	500,000	431,689
Series 2020-555 A 2.65% 12/10/41	100,000	83,515
COMM Mortgage Trust
Series 2013-CR6 AM 3.15% 3/10/46	40,000	38,864
Series 2014-CR19 A5 3.80% 8/10/47	30,000	28,965
Series 2014-CR20 AM 3.94% 11/10/47	85,000	79,477
Series 2015-3BP A 3.18% 2/10/35	100,000	92,506
Series 2015-CR23 A4 3.50% 5/10/48	35,000	33,215
Series 2016-CR28 A4 3.76% 2/10/49	50,000	47,721
DB-JPM Mortgage Trust Series 2016-C1 A4 3.28% 5/10/49	75,000	69,626
Grace Trust Series 2020-GRCE A 2.35% 12/10/40	200,000	154,014
GS Mortgage Securities Trust
Series 2015-GC32 A4 3.76% 7/10/48	30,000	28,697
Series 2017-GS5 A4 3.67% 3/10/50	65,000	60,070
Series 2019-GC39 A4 3.57% 5/10/52	20,000	18,069
Series 2020-GC47 A5 2.38% 5/12/53	35,000	28,621

LVIP Delaware Wealth Builder Fund–15

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2013-LC11 B 3.50% 4/15/46	35,000	$ 29,708
Series 2015-JP1 A5 3.91% 1/15/49	30,000	28,539
Series 2016-JP2 AS 3.06% 8/15/49	60,000	53,527
JPM-BB Commercial Mortgage Securities Trust
Series 2015-C31 A3 3.80% 8/15/48	173,626	164,559
Series 2015-C33 A4 3.77% 12/15/48	220,000	209,401
JPM-DB Commercial Mortgage Securities Trust
Series 2016-C2 A4 3.14% 6/15/49	75,000	69,241
Series 2017-C7 A5 3.41% 10/15/50	195,000	178,590
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C17 A5 3.74% 8/15/47	40,000	38,499
Series 2015-C26 A5 3.53% 10/15/48	35,000	32,946
Series 2016-C29 A4 3.33% 5/15/49	35,000	32,559
Morgan Stanley Capital I Trust Series 2019-L3 A4 3.13% 11/15/52	100,000	87,187
Wells Fargo Commercial Mortgage Trust
Series 2015-NXS3 A4 3.62% 9/15/57	65,000	61,245
Series 2016-BNK1 A3 2.65% 8/15/49	60,000	54,186
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $5,998,491)		5,104,933
U.S. TREASURY OBLIGATIONS–10.36%
U.S. Treasury Bonds
2.00% 8/15/51	5,000	3,274
2.25% 8/15/46	320,000	226,463
2.25% 2/15/52	1,175,000	817,084
2.38% 2/15/42	250,000	190,879
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Bonds (continued)
2.88% 5/15/52	745,000	$ 596,931
3.00% 8/15/52	390,000	321,323
3.25% 5/15/42	355,000	311,235
4.00% 11/15/42	80,000	78,325
4.00% 11/15/52	195,000	195,274
•U.S. Treasury Floating Rate Notes 4.54% 10/31/24 (USBMMY3M + 4.40%)	140,000	139,844
U.S. Treasury Notes
0.13% 4/30/23	537,100	529,715
2.75% 8/15/32	3,035,000	2,763,747
4.00% 10/31/29	1,320,000	1,320,412
4.13% 10/31/27	1,930,000	1,937,087
4.13% 11/15/32	1,145,000	1,168,437
4.25% 10/15/25	1,955,000	1,953,473
^U.S. Treasury Strip Principal 0.00% 5/15/44	1,275,000	523,312
Total U.S. Treasury Obligations (Cost $13,817,471)		13,076,815

	Number of Shares
EXCHANGE-TRADED FUNDS–2.18%
iShares Core MSCI EAFE ETF	830	51,161
Vanguard Russell 2000 ETF	19,366	1,362,786
Xtrackers USD High Yield Corporate Bond ETF	39,676	1,337,478
Total Exchange-Traded Funds (Cost $2,989,428)		2,751,425
MONEY MARKET FUND–2.78%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	3,506,714	3,506,714
Total Money Market Fund (Cost $3,506,714)		3,506,714

TOTAL INVESTMENTS–100.11% (Cost $121,644,389)	126,325,766
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.11%)	(134,153)
NET ASSETS APPLICABLE TO 11,988,902 SHARES OUTSTANDING–100.00%	$126,191,613
NET ASSET VALUE PER SHARE–LVIP DELAWARE WEALTH BUILDER FUND STANDARD CLASS ($99,589,246 / 9,456,390 Shares)	$10.531
NET ASSET VALUE PER SHARE–LVIP DELAWARE WEALTH BUILDER FUND SERVICE CLASS ($26,602,367 / 2,532,512 Shares)	$10.504
LVIP Delaware Wealth Builder Fund–16

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$124,286,366
Distributable earnings/(accumulated loss)	1,905,247
TOTAL NET ASSETS	$126,191,613

† Non-income producing.
§ Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.
° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2022. Rate will reset at a future date.
^ Zero coupon security. The rate shown is the yield at the time of purchase.
★ Includes $84,000 cash collateral held at broker for futures contracts, $12,188 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $2,977 variation margin due from broker on futures contracts, $760,822 payable for securities purchased, $18,508 payable for fund shares redeemed, $37,541 other accrued expenses payable, $77,690 due to manager and affiliates and $48,885 payable for audit fee as of December 31, 2022.

The following futures contracts were outstanding at December 31, 2022:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
(13)	U.S. Treasury 10 yr Notes	$(1,459,860)	$(1,463,702)	3/22/23	$3,842	$—
(9)	U.S. Treasury 10 yr Ultra Notes	(1,064,531)	(1,065,987)	3/22/23	1,456	—
4	U.S. Treasury Long Bonds	501,375	501,290	3/22/23	85	—
13	U.S. Treasury Note	1,403,086	1,403,017	3/31/23	69	—
Total Futures Contracts					$5,452	$—

[1]	See Note 8 in Notes to Financial Statements.
[2]	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022.

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

Summary of Abbreviations:
CLO–Collateralized Loan Obligation
DB-JPM–Deutsche Bank JPMorgan
EAFE–Europe Australasia Far East
ETF–Exchange-Traded Fund
FREMF–Freddie Mac Multifamily
GNMA–Government National Mortgage Association
GS–Goldman Sachs
IT–Information Technology
JPM–JPMorgan
JPM-BB–JPMorgan Barclays Bank
JPM-DB–JPMorgan Deutsche Bank
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
MSCI–Morgan Stanley Capital International
LVIP Delaware Wealth Builder Fund–17

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
Summary of Abbreviations: (continued)
REIT–Real Estate Investment Trust
S&P–Standard & Poor’s
S.F.–Single Family
TBA–To be announced
USBMMY3M–U.S. Treasury 3 Month Bill Money Market Yield
USD–United States Dollar
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Wealth Builder Fund–18

LVIP Delaware Wealth Builder Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Interest	$ 1,960,938
Dividends	1,836,645
Foreign taxes withheld	(22,369)
3,775,214
EXPENSES:
Management fees	853,059
Accounting and administration expenses	84,117
Distribution fees-Service Class	70,447
Professional fees	58,565
Shareholder servicing fees	39,268
Pricing fees	37,504
Custodian fees	28,077
Reports and statements to shareholders	6,954
Trustees’ fees and expenses	4,498
Consulting fees	2,738
Other	5,862
1,191,089
Less:
Expenses reimbursed	(159,258)
Total operating expenses	1,031,831
NET INVESTMENT INCOME	2,743,383
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(2,387,313)
Foreign currencies	(22,418)
Futures contracts	234,285
Net realized loss	(2,175,446)
Net change in unrealized appreciation (depreciation) of:
Investments	(17,705,144)
Foreign currencies	(3,037)
Futures contracts	42,881
Net change in unrealized appreciation (depreciation)	(17,665,300)
NET REALIZED AND UNREALIZED LOSS	(19,840,746)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,097,363)
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Wealth Builder Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 2,743,383	$ 2,494,921
Net realized gain (loss)	(2,175,446)	12,303,790
Net change in unrealized appreciation (depreciation)	(17,665,300)	3,016,799
Net increase (decrease) in net assets resulting from operations	(17,097,363)	17,815,510
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(7,866,474)	(5,950,958)
Service Class	(2,037,739)	(1,454,249)
Return of capital:
Standard Class	(76,836)	—
Service Class	(20,192)	—
	(10,001,241)	(7,405,207)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,941,330	4,510,241
Service Class	5,380,568	6,266,222
Reinvestment of dividends and distributions:
Standard Class	7,943,310	5,950,958
Service Class	2,057,931	1,454,249
	21,323,139	18,181,670
Cost of shares redeemed:
Standard Class	(17,869,660)	(23,483,659)
Service Class	(7,383,983)	(7,834,308)
	(25,253,643)	(31,317,967)
Decrease in net assets derived from capital share transactions	(3,930,504)	(13,136,297)
NET DECREASE IN NET ASSETS	(31,029,108)	(2,725,994)
NET ASSETS:
Beginning of year	157,220,721	159,946,715
End of year	$126,191,613	$157,220,721
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Wealth Builder Fund–19

LVIP Delaware Wealth Builder Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Wealth Builder Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 12.881	$ 12.096	$ 11.812	$ 11.016	$ 14.723
Income (loss) from investment operations:
Net investment income[1]	0.240	0.205	0.226	0.317	0.383
Net realized and unrealized gain (loss)	(1.711)	1.220	0.425	1.423	(1.004)
Total from investment operations	(1.471)	1.425	0.651	1.740	(0.621)
Less dividends and distributions from:
Net investment income	(0.246)	(0.270)	(0.233)	(0.345)	(0.366)
Net realized gain	(0.625)	(0.370)	(0.134)	(0.599)	(2.720)
Return of capital	(0.008)	—	—	—	—
Total dividends and distributions	(0.879)	(0.640)	(0.367)	(0.944)	(3.086)
Net asset value, end of period	$ 10.531	$ 12.881	$ 12.096	$ 11.812	$ 11.016
Total return[2]	(11.21%)	11.78%	5.62%	15.91%	(5.22%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 99,589	$125,058	$129,610	$138,568	$137,182
Ratio of expenses to average net assets	0.71%	0.71%	0.71%	0.71%	0.71%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.83%	0.80%	0.83%	0.86%	0.92%
Ratio of net investment income to average net assets	2.08%	1.60%	1.99%	2.66%	2.80%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.96%	1.51%	1.87%	2.51%	2.58%
Portfolio turnover	89%	144%	106%	126%	112%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Wealth Builder Fund–20

LVIP Delaware Wealth Builder Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Wealth Builder Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 12.850	$ 12.069	$ 11.788	$ 10.998	$ 14.708
Income (loss) from investment operations:
Net investment income[1]	0.210	0.173	0.197	0.287	0.346
Net realized and unrealized gain (loss)	(1.706)	1.215	0.422	1.418	(0.999)
Total from investment operations	(1.496)	1.388	0.619	1.705	(0.653)
Less dividends and distributions from:
Net investment income	(0.217)	(0.237)	(0.204)	(0.316)	(0.337)
Net realized gain	(0.625)	(0.370)	(0.134)	(0.599)	(2.720)
Return of capital	(0.008)	—	—	—	—
Total dividends and distributions	(0.850)	(0.607)	(0.338)	(0.915)	(3.057)
Net asset value, end of period	$ 10.504	$ 12.850	$ 12.069	$ 11.788	$ 10.998
Total return[2]	(11.43%)	11.51%	5.36%	15.61%	(5.46%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 26,602	$ 32,163	$30,336	$ 29,588	$ 25,269
Ratio of expenses to average net assets	0.96%	0.96%	0.96%	0.96%	0.96%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.08%	1.05%	1.08%	1.11%	1.17%
Ratio of net investment income to average net assets	1.83%	1.35%	1.74%	2.41%	2.55%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.71%	1.26%	1.62%	2.26%	2.33%
Portfolio turnover	89%	144%	106%	126%	112%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Wealth Builder Fund–21

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Wealth Builder Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The investment objective of the LVIP Delaware Wealth Builder Fund is to seek to provide a responsible level of income and the potential for capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities and Exchange-Traded Funds (“ETFs”), except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts and options on futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
LVIP Delaware Wealth Builder Fund–22

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to the changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies”. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2022, the value and cost of foreign currency held by the LVIP Delaware Wealth Builder Fund is $89,106 and $88,943 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends and interest are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.
 Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2022.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.63% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.71% of the average daily net assets for the Standard Class and 0.96% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LVIP Delaware Wealth Builder Fund–23

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2022, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2023	2024	2025	Total
LIAC	$ 183,549	$ 151,200	$ 159,258	$ 494,007
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets. In managing the Fund, DIFA may utilize sub-sub-advisers, Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Europe Limited (“MIMEL”), Macquarie Funds Management Hong Kong Limited (“MFMHKL”) and Macquarie Investment Management Austria Kapitalanlage (“MIMAK”), which are affiliates of DIFA. MIMAK is primarily responsible for the day-to-day management of the Fund’s portfolio and determines its asset allocation. A reference to “Sub-Adviser” may also include MIMAK with respect to its role as sub-sub-adviser to the Fund.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$9,694
Legal	1,760
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $3,474 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$12,188
Management fees payable to LIAC	68,763
Distribution fees payable to LFD	5,762
Shareholder servicing fees payable to Lincoln Life	3,165
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$29,445,781
Purchases of U.S. government securities	88,581,298
Sales other than U.S. government securities	45,682,124
Sales of U.S. government securities	85,282,865
LVIP Delaware Wealth Builder Fund–24

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$122,403,194
Aggregate unrealized appreciation of investments and derivatives	$ 14,619,267
Aggregate unrealized depreciation of investments and derivatives	(10,697,864)
Net unrealized appreciation of investments and derivatives	$ 3,921,403
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
U.S. Markets
Aerospace & Defense	$ 1,754,635	$ —	$—	$ 1,754,635
Banks	1,386,414	—	—	1,386,414
Biotechnology	1,184,043	—	—	1,184,043
Building Products	116,768	—	—	116,768
Capital Markets	1,778,992	—	—	1,778,992
Chemicals	1,250,838	—	—	1,250,838
Communications Equipment	1,969,035	—	—	1,969,035
Consumer Finance	1,230,437	—	—	1,230,437
Diversified Financial Services	241,408	—	—	241,408
Diversified Telecommunication Services	1,148,762	—	—	1,148,762
Electric Utilities	712,544	—	—	712,544
Entertainment	661,157	—	—	661,157
Equity Real Estate Investment Trusts	3,538,543	—	—	3,538,543
Food Products	1,589,535	—	—	1,589,535
Health Care Equipment & Supplies	1,786,674	—	—	1,786,674
Health Care Providers & Services	2,108,068	—	—	2,108,068
Hotels, Restaurants & Leisure	194,531	—	—	194,531
Household Durables	256,612	—	—	256,612
Household Products	205,862	—	—	205,862
Independent Power and Renewable Electricity Producers	280,488	—	—	280,488
Industrial Conglomerates	840,485	—	—	840,485
LVIP Delaware Wealth Builder Fund–25

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Common Stock (continued)
U.S. Markets (continued)
Insurance	$ 3,500,674	$ —	$—	$ 3,500,674
Internet & Direct Marketing Retail	125,571	—	—	125,571
IT Services	2,295,748	—	—	2,295,748
Leisure Products	62,819	—	—	62,819
Machinery	798,736	—	—	798,736
Media	773,492	—	—	773,492
Metals & Mining	72,503	—	—	72,503
Multiline Retail	1,756,315	—	—	1,756,315
Oil, Gas & Consumable Fuels	4,323,654	—	—	4,323,654
Pharmaceuticals	4,040,451	—	—	4,040,451
Professional Services	57,218	—	—	57,218
Semiconductors & Semiconductor Equipment	3,311,076	—	—	3,311,076
Software	2,545,104	—	—	2,545,104
Specialty Retail	3,969,834	—	—	3,969,834
Technology Hardware, Storage & Peripherals	2,993,576	—	—	2,993,576
Textiles, Apparel & Luxury Goods	307,034	—	—	307,034
Tobacco	576,301	—	—	576,301
Trading Companies & Distributors	222,079	—	—	222,079
Developed Markets
Beverages	342,285	—	—	342,285
Chemicals	265,031	—	—	265,031
Commercial Services & Supplies	226,174	—	—	226,174
Diversified Telecommunication Services	76,399	—	—	76,399
Food & Staples Retailing	382,748	—	—	382,748
Food Products	485,505	—	—	485,505
Health Care Providers & Services	99,807	—	—	99,807
Hotels, Restaurants & Leisure	234,670	—	—	234,670
Machinery	221,635	—	—	221,635
Media	96,045	—	—	96,045
Personal Products	435,505	—	—	435,505
Pharmaceuticals	391,511	—	—	391,511
Professional Services	150,696	—	—	150,696
Software	229,061	—	—	229,061
Specialty Retail	88,524	—	—	88,524
Textiles, Apparel & Luxury Goods	390,233	—	—	390,233
Tobacco	421,538	—	—	421,538
Wireless Telecommunication Services	72,819	—	—	72,819
Agency Collateralized Mortgage Obligation	—	16	—	16
Agency Commercial Mortgage-Backed Security	—	32,186	—	32,186
Agency Mortgage-Backed Securities	—	16,216,570	—	16,216,570
Corporate Bonds	—	21,051,009	—	21,051,009
Municipal Bond	—	8,275	—	8,275
Non-Agency Asset-Backed Securities	—	3,754,553	—	3,754,553
Non-Agency Collateralized Mortgage Obligations	—	245,068	—	245,068
Non-Agency Commercial Mortgage-Backed Securities	—	5,104,933	—	5,104,933
U.S. Treasury Obligations	—	13,076,815	—	13,076,815
Exchange-Traded Funds	2,751,425	—	—	2,751,425
Money Market Fund	3,506,714	—	—	3,506,714
Total Investments	$66,836,341	$59,489,425	$—	$126,325,766
Derivatives:

Assets:
Futures Contracts	$5,452	$—	$—	$5,452
There were no Level 3 investments at the beginning or end of the year.
LVIP Delaware Wealth Builder Fund–26

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts and straddle losses.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$3,227,793	$7,405,207
Long-term capital gains	6,676,420	—
Return of capital	97,028	—
Total	$10,001,241	$7,405,207
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$(1,959,148)
Other temporary differences	(57,008)
Net unrealized appreciation	3,921,403
Distributable earnings/(accumulated loss)	$ 1,905,247
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2022, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$1,659,967	$299,181	$1,959,148
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	517,124	350,836
Service Class	470,579	489,527
Shares reinvested:
Standard Class	764,485	461,799
Service Class	198,903	113,130
	1,951,091	1,415,292
Shares redeemed:
Standard Class	(1,534,050)	(1,819,077)
Service Class	(639,959)	(613,257)
	(2,174,009)	(2,432,334)
Net decrease	(222,918)	(1,017,042)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the
LVIP Delaware Wealth Builder Fund–27

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 7. Line of Credit (continued)
respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.   At December 31, 2022, the Fund posted $84,000 cash collateral for futures contracts.
During the year ended December 31, 2022, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Fair values of derivative instruments as of December 31, 2022 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Interest rate contracts)	Liabilities net of receivables and other assets	$5,452	Liabilities net of receivables and other assets	$—
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$ 410	$ —
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	233,875	42,881
Total		$234,285	$42,881
LVIP Delaware Wealth Builder Fund–28

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$1,833,356	$3,398,635
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2022, the Fund had no assets and liabilities subject to offsetting provisions.
9. Risk Factors
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2022. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by
LVIP Delaware Wealth Builder Fund–29

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU was effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the Financial Conduct Authority (FCA), regulator of financial services firms and financial markets in the United Kingdom, announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023. In December 2022, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2022-06, Reference Rate Reform (Topic 848)-Deferral of the Sunset Date of Topic 848. The amendments in this update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management is currently evaluating the impact, if any, of applying this ASU.
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware Wealth Builder Fund–30

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware Wealth Builder Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware Wealth Builder Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP Delaware Wealth Builder Fund–31

LVIP Delaware Wealth Builder Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.  The Board concluded that the services provided by LIAC were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022.  The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction decisions.  The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC had delegated the day-to-day investment management of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board noted that the net investment management fee was within range of the median net investment management fee of the Morningstar peer group.  The Board considered that the Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the median net expense ratio of the Morningstar peer group (including AFFE).  In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the expense limitation, was reasonable.
LVIP Delaware Wealth Builder Fund–32

LVIP Delaware Wealth Builder Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that LIAC had implemented an expense limitation for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits.  The Board reviewed materials provided by LIAC as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LIAC and Delaware Investments Fund Advisers (“DIFA”) on behalf of the LVIP Delaware Wealth Builder Fund, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement.  The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA.  The Board considered that DIFA uses affiliated investment advisers as sub-subadvisers in connection with the subadvisory services provided to the Fund.  It also reviewed information provided regarding the structure of DIFA’s portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance.  The Board reviewed the LVIP Delaware Wealth Builder Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (LVIP Delaware Wealth Builder Composite).  The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three- and five-year periods. The Board considered that the Fund’s investment strategy and benchmark changed effective May 2017.  The Board noted LIAC’s statement that the Fund’s underperformance for the three-year period was largely attributable to the Fund’s equity allocation, which maintains a value bias that underperformed core and growth strategies during the period. The Board further noted LIAC’s statement that the Fund’s underperformance for the one-year period was primarily due to an overweight allocation to investment grade corporate credit within the fixed income sleeve.  The Board also noted the Fund’s improved performance in the first quarter of 2022 and LIAC’s view that it remains comfortable with the Fund and that the Fund’s performance is consistent with current positioning and market conditions.  The Board considered that LIAC would continue to monitor performance closely.  The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale.  The Board reviewed the subadvisory fee schedule and the management fee of a fund with similar investment strategies for which DIFA serves as the investment adviser.  The Board considered that LIAC compensates DIFA from its fees and that the subadvisory fee schedule was negotiated between LIAC and DIFA, an unaffiliated third party.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Fund.  The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Fund may add to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients and enhance DIFA’s ability to obtain research with soft dollars.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Delaware Wealth Builder Fund–33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP Delaware Wealth Builder Fund–34

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP Delaware Wealth Builder Fund–35

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP Delaware Wealth Builder Fund–36

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP Delaware Wealth Builder Fund–37

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware Wealth Builder Fund–38

LVIP Dimensional International Equity Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.
In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Dimensional International Equity Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional International Equity Managed Volatility Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Schroder Investment Management
North America Inc.
The Fund returned (11.15%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the MSCI All Country World ex USA Index (net dividends)1, returned (16.00%).
2022 was a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates, and negative returns for most asset classes.
There was a worldwide inflation surge from mid-2021 to 2022, driven by a rapid recovery of consumer demand amid widespread supply shortages. The effects of the Covid-19 pandemic continued to ease but still contributed to disruptions in global supply chains. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced persistent and structural increases climbing to levels not seen in four decades, with similarly high readings in most other countries. Furthermore, the abrupt Russian invasion of Ukraine exacerbated economic disruptions and supply shortages that added to inflationary pressures and market volatility.
In order to combat high inflation, the U.S. Federal Reserve (“Fed”), along with other major central banks, had to take drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near-zero rate, the Fed hiked the Fed Funds rate by 4.25% in 2022, which was the fastest pace of rate hikes ever. Out of the five times rates hiked 75bps in the past 30 years, four took place in 2022.  Moreover, these rate hikes coincided with a reversal from quantitative easing to a period of quantitative tightening, which involved the Fed shrinking its $9 trillion balance sheet and reducing market liquidity. As a result, U.S. Treasury yields reversed their long-past-four-decade decline. The 10-year U.S. treasury yield rose sharply from 1.51% at the end of 2021 to 3.88% as of December 31, 2022. The yield spread between the 2-year and 10-year U.S. Treasury also closed the year at –55bps, marking the largest inversion seen since 1981. These dynamics resulted in U.S. fixed-income markets suffering the worst year in history. In 2022, for the first time ever, both the Bloomberg U.S. Aggregate Bond Index2 and the Bloomberg U.S. Treasury Index3 posted double digit negative returns of 13.1% (–13.1%) and 12.5% (–12.5%), respectively, which were the worst yearly returns since the inception of those indices in the 1970s. However, despite much higher yields, credit spreads were generally resilient, especially in the second half of the year on the strength of healthy corporate fundamentals.
After rising for three consecutive years, from the beginning of 2019 to year-end 2021, the S&P 500® Index4 (total return) doubled and Nasdaq® Composite Index5 more than doubled. This remarkable bull market came to an end in 2022. While earnings growth was positive during the first three quarters of the year, financial conditions continued to tighten and equity market volatility, as indicated by the CBOE Volatility Index6, stayed elevated throughout the year. Sharply rising interest rates diminished the equity risk premium and compressed price multiples. During 2022, domestic equity markets entered the longest and one of the worst bear markets since the Global Financial Crisis of 2008. The S&P 500® Index (total return) returned (18.1%), and the Nasdaq® Composite Index returned (32.4%). Wide dispersion in performance across investment styles and geographies continued throughout 2022. Value-oriented equities, known for their more defensive characteristics, outperformed growth-oriented equities across all market capitalizations.  Within the U.S., mega cap equities suffered the worst declines, followed by more economically sensitive small cap equities.  Developed international equity markets fared slightly better, outperforming domestic equity markets.  However, emerging market equities lagged all other geographies partly fueled by a slowdown in economic activity, highlighted by China’s zero-Covid policy that persisted through much of 2022.
The LVIP Dimensional International Equity Managed Volatility Fund predominately invests in non-US developed market equities, with a bias towards smaller sized companies, value-oriented stocks, and companies with higher profitability relative to its market cap weighted benchmark.  During the calendar year 2022, the Fund’s value orientation benefited performance as value stocks outperformed its counterparts.
Due to a difficult market environment with high equity and cross-asset volatility and repeated V-shaped markets, the risk management overlay of the Fund reduced Fund volatility meaningfully but had a negative impact on relative performance in 2022.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Alex Zeng
Schroder Investment Management
North America Inc.:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Dimensional International Equity Managed Volatility Fund–1

LVIP Dimensional International Equity Managed Volatility Fund
2022 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional International Equity Managed Volatility Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,370 for the Standard Class shares and to $12,064 for the Service Class shares. For comparison, look at how the MSCI All Country World ex USA Index (net dividends) did over the same period. The same $10,000 investment would have increased to $14,520. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 11.15%
Five Years	- 1.22%
Ten Years	+ 2.15%
Service Class Shares
One Year	- 11.38%
Five Years	- 1.47%
Ten Years	+ 1.89%
1. The MSCI ACWI ex USA Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3. The Bloomberg US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The US Treasury Index is a component of the US Aggregate, US Universal, Global Aggregate and Global Treasury Indices. The US Treasury Index has history back to January 1, 1973.
4. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
5. The Nasdaq® Composite index is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq® Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces the order of magnitude of the result.
6. The CBOE Volatility Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.

LVIP Dimensional International Equity Managed Volatility Fund–2

LVIP Dimensional International Equity Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table.The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,057.90	0.30%	$1.56
Service Class Shares	1,000.00	1,056.60	0.55%	2.85
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.70	0.30%	$1.53
Service Class Shares	1,000.00	1,022.40	0.55%	2.80

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Dimensional International Equity Managed Volatility Fund–3

LVIP Dimensional International Equity Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	48.16%
Investment Company	48.16%
International Equity Fund	48.16%
Unaffiliated Investments	51.51%
Investment Companies	51.51%
International Equity Fund	48.49%
Money Market Fund	3.02%
Total Investments	99.67%
Receivables and Other Assets Net of Liabilities	0.33%
Total Net Assets	100.00%
LVIP Dimensional International Equity Managed Volatility Fund–4

LVIP Dimensional International Equity Managed Volatility Fund
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–48.16%
INVESTMENT COMPANY–48.16%
International Equity Fund–48.16%
✧✧Lincoln Variable Insurance Products Trust– LVIP Dimensional International Core Equity Fund	24,760,221	$ 264,142,033
Total Affiliated Investment (Cost $232,135,361)		264,142,033

UNAFFILIATED INVESTMENTS–51.51%
INVESTMENT COMPANIES–51.51%
International Equity Fund–48.49%
*Dimensional Investment Group– DFA International Value Portfolio	14,959,619	265,982,026
265,982,026
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Money Market Fund–3.02%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	16,577,922	$ 16,577,922
		16,577,922
Total Unaffiliated Investments (Cost $224,823,916)		282,559,948

TOTAL INVESTMENTS–99.67% (Cost $456,959,277)	546,701,981
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.33%	1,793,588
NET ASSETS APPLICABLE TO 61,267,064 SHARES OUTSTANDING–100.00%	$548,495,569

✧✧ Standard Class shares.
* Class I shares.

The following futures contracts were outstanding at December 31, 2022:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
64	British Pound	$4,833,600	$4,886,310	3/13/23	$ —	$ (52,710)
58	Euro	7,796,650	7,683,187	3/13/23	113,463	—
59	Japanese Yen	5,683,913	5,473,661	3/13/23	210,251	—
					323,714	(52,710)
Equity Contracts:
2	E-mini Russell 2000 Index	177,090	182,840	3/17/23	—	(5,749)
2	E-mini S&P 500 Index	386,100	396,785	3/17/23	—	(10,685)
1	E-mini S&P MidCap 400 Index	244,260	251,435	3/17/23	—	(7,175)
191	Euro STOXX 50 Index	7,738,654	7,987,467	3/17/23	—	(248,813)
53	FTSE 100 Index	4,783,791	4,773,392	3/17/23	10,399	—
28	Nikkei 225 Index (OSE)	5,564,157	5,889,453	3/9/23	—	(325,296)
					10,399	(597,718)
Total Futures Contracts					$334,113	$(650,428)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.
LVIP Dimensional International Equity Managed Volatility Fund–5

LVIP Dimensional International Equity Managed Volatility Fund
Schedule of Investments (continued)
[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
DFA–Dimensional Fund Advisors
FTSE–Financial Times Stock Exchange
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Equity Managed Volatility Fund–6

LVIP Dimensional International Equity Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2022
ASSETS:
Unaffiliated investments, at value	$282,559,948
Affiliated investments, at value	264,142,033
Cash collateral held at broker for futures contracts	2,014,432
Receivable for securities sold	552,136
Receivable for fund shares sold	88,249
Dividends and interest receivable	57,380
Prepaid expenses	2,249
TOTAL ASSETS	549,416,427
LIABILITIES:
Payable for fund shares redeemed	589,221
Due to manager and affiliates	246,040
Other accrued expenses payable	45,585
Variation margin due to broker on futures contracts	40,012
TOTAL LIABILITIES	920,858
TOTAL NET ASSETS	$548,495,569
Affiliated investments, at cost	$232,135,361
Unaffiliated investments, at cost	224,823,916
Standard Class:
Net Assets	$ 20,136,560
Shares Outstanding	2,247,426
Net Asset Value Per Share	$ 8.960
Service Class:
Net Assets	$528,359,009
Shares Outstanding	59,019,638
Net Asset Value Per Share	$ 8.952
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$571,540,876
Distributable earnings/(accumulated loss)	(23,045,307)
TOTAL NET ASSETS	$548,495,569
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Equity Managed Volatility Fund–7

LVIP Dimensional International Equity Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 10,489,662
Dividends from affiliated investments	9,247,815
19,737,477
EXPENSES:
Management fees	1,449,201
Distribution fees-Service Class	1,396,842
Shareholder servicing fees	168,107
Accounting and administration expenses	111,070
Professional fees	39,531
Trustees’ fees and expenses	19,082
Reports and statements to shareholders	14,069
Custodian fees	8,684
Consulting fees	3,708
Pricing fees	680
Other	16,435
3,227,409
Less:
Management fees waived	(94,569)
Total operating expenses	3,132,840
NET INVESTMENT INCOME	16,604,637
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(2,192,702)
Sale of unaffiliated investments	2,851,531
Foreign currencies	(32,854)
Futures contracts	(17,402,268)
Net realized loss	(16,776,293)
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(49,819,902)
Unaffiliated investments	(21,624,024)
Foreign currencies	472
Futures contracts	(1,106,721)
Net change in unrealized appreciation (depreciation)	(72,550,175)
NET REALIZED AND UNREALIZED LOSS	(89,326,468)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(72,721,831)
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Equity Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 16,604,637	$ 16,929,076
Net realized gain (loss)	(16,776,293)	8,457,581
Net change in unrealized appreciation (depreciation)	(72,550,175)	65,468,163
Net increase (decrease) in net assets resulting from operations	(72,721,831)	90,854,820
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(667,872)	(694,621)
Service Class	(16,071,936)	(17,538,635)
	(16,739,808)	(18,233,256)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,536,012	3,030,954
Service Class	46,815,154	38,415,237
Reinvestment of dividends and distributions:
Standard Class	667,872	694,621
Service Class	16,071,936	17,538,635
	68,090,974	59,679,447
Cost of shares redeemed:
Standard Class	(5,184,685)	(4,660,182)
Service Class	(90,283,151)	(91,158,283)
	(95,467,836)	(95,818,465)
Decrease in net assets derived from capital share transactions	(27,376,862)	(36,139,018)
NET INCREASE (DECREASE) IN NET ASSETS	(116,838,501)	36,482,546
NET ASSETS:
Beginning of year	665,334,070	628,851,524
End of year	$ 548,495,569	$665,334,070
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Equity Managed Volatility Fund–8

LVIP Dimensional International Equity Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional International Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20 [1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.430	$ 9.317	$ 10.120	$ 8.888	$ 10.820
Income (loss) from investment operations:
Net investment income[2]	0.290	0.295	0.160	0.271	0.222
Net realized and unrealized gain (loss)	(1.456)	1.137	(0.810)	1.224	(1.962)
Total from investment operations	(1.166)	1.432	(0.650)	1.495	(1.740)
Less dividends and distributions from:
Net investment income	(0.304)	(0.319)	(0.153)	(0.263)	(0.192)
Total dividends and distributions	(0.304)	(0.319)	(0.153)	(0.263)	(0.192)
Net asset value, end of period	$ 8.960	$ 10.430	$ 9.317	$ 10.120	$ 8.888
Total return[3]	(11.15%)	15.37%	(6.42%)	16.81%	(16.08%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 20,137	$ 23,352	$ 21,735	$ 20,047	$ 17,850
Ratio of expenses to average net assets[4]	0.30%	0.26%	0.28%	0.28%	0.27%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.32%	0.31%	0.32%	0.32%	0.31%
Ratio of net investment income to average net assets	3.10%	2.84%	1.95%	2.81%	2.13%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.08%	2.79%	1.91%	2.77%	2.09%
Portfolio turnover	13%	9%	20%	5%	2%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Equity Managed Volatility Fund–9

LVIP Dimensional International Equity Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional International Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20 [1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.420	$ 9.309	$ 10.115	$ 8.886	$ 10.817
Income (loss) from investment operations:
Net investment income[2]	0.266	0.268	0.139	0.247	0.195
Net realized and unrealized gain (loss)	(1.454)	1.135	(0.813)	1.221	(1.956)
Total from investment operations	(1.188)	1.403	(0.674)	1.468	(1.761)
Less dividends and distributions from:
Net investment income	(0.280)	(0.292)	(0.132)	(0.239)	(0.170)
Total dividends and distributions	(0.280)	(0.292)	(0.132)	(0.239)	(0.170)
Net asset value, end of period	$ 8.952	$ 10.420	$ 9.309	$ 10.115	$ 8.886
Total return[3]	(11.38%)	15.08%	(6.66%)	16.52%	(16.28%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 528,359	$641,983	$607,117	$572,077	$ 454,778
Ratio of expenses to average net assets[4]	0.55%	0.51%	0.53%	0.53%	0.52%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.57%	0.56%	0.57%	0.57%	0.56%
Ratio of net investment income to average net assets	2.85%	2.59%	1.70%	2.56%	1.88%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.83%	2.54%	1.66%	2.52%	1.84%
Portfolio turnover	13%	9%	20%	5%	2%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Equity Managed Volatility Fund–10

LVIP Dimensional International Equity Managed Volatility Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional International Equity Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employ an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the Fund is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation – The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Dimensional International Equity Managed Volatility Fund–11

LVIP Dimensional International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of the Fund's average daily net assets.   The management fee, net of waivers, is calculated daily and paid monthly.   Prior to May 1, 2022, LIAC had contractually agreed to waive a portion of its advisory fee. The waiver amount was 0.045% of the Fund’s average daily net assets.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$41,463
Legal	7,396
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $7,007 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$118,328
Distribution fees payable to LFD	113,986
Shareholder servicing fees payable to Lincoln Life	13,726
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP Dimensional International Equity Managed Volatility Fund–12

LVIP Dimensional International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2022, were as follows:
LVIP Dimensional International Equity Managed Volatility Fund
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-48.16%@
International Equity Fund-48.16%@
✧✧LVIP Dimensional International Core Equity Fund	$317,528,871	$43,103,143	$44,477,377	$(2,192,702)	$(49,819,902)	$264,142,033	24,760,221	$9,247,815	$—

@ As a percentage of Net Assets as of December 31, 2022.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$ 71,400,814
Sales	105,410,510
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$492,784,521
Aggregate unrealized appreciation of investments and derivatives	$ 54,287,120
Aggregate unrealized depreciation of investments and derivatives	(691,916)
Net unrealized appreciation of investments and derivatives	$ 53,595,204
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Dimensional International Equity Managed Volatility Fund–13

LVIP Dimensional International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$264,142,033	$—	$—	$264,142,033
Unaffiliated Investment Companies	282,559,948	—	—	282,559,948
Total Investments	$546,701,981	$—	$—	$546,701,981
Derivatives:
Assets:
Futures Contracts	$ 334,113	$—	$—	$ 334,113
Liabilities:
Futures Contracts	$ (650,428)	$—	$—	$ (650,428)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$16,739,808	$18,233,256
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 17,901
Capital loss carryforward	(76,658,412)
Net unrealized appreciation	53,595,204
Distributable earnings/(accumulated loss)	$(23,045,307)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2022, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$56,250,541	$20,407,871	$76,658,412
LVIP Dimensional International Equity Managed Volatility Fund–14

LVIP Dimensional International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	487,252	292,627
Service Class	5,264,914	3,659,386
Shares reinvested:
Standard Class	75,236	66,576
Service Class	1,812,367	1,682,554
	7,639,769	5,701,143
Shares redeemed:
Standard Class	(553,950)	(453,005)
Service Class	(9,669,027)	(8,947,284)
	(10,222,977)	(9,400,289)
Net decrease	(2,583,208)	(3,699,146)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2022, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
Fair values of derivative instruments as of December 31, 2022 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$ 10,399	Variation margin due to broker on futures contracts	$(597,718)
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	323,714	Variation margin due to broker on futures contracts	(52,710)
Total		$334,113		$(650,428)

LVIP Dimensional International Equity Managed Volatility Fund–15

LVIP Dimensional International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(15,756,448)	$(1,221,790)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(1,645,820)	115,069
Total		$(17,402,268)	$(1,106,721)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$31,501,292	$6,262,130
9. Risk Factors
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP Dimensional International Equity Managed Volatility Fund–16

LVIP Dimensional International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Dimensional International Equity Managed Volatility Fund–17

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Dimensional International Equity Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP Dimensional International Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP Dimensional International Equity Managed Volatility Fund–18

LVIP Dimensional International Equity Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Schroders Investment Management North America Inc. (“SIMNA”) (collectively, with the investment management agreement “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), SIMNA and Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, SIMNA, Morningstar and Broadridge provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SIMNA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Underlying Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of the Fund and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board considered complex-wide information provided by Broadridge, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information by Broadridge. The Board also considered an impact analysis provided by LIAC of the overlay/cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Dimensional International Equity Managed Volatility Fund–19

LVIP Dimensional International Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Fund’s Managed Volatility Sleeve to SIMNA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LIAC management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s performance.
The Board reviewed performance of the LVIP Dimensional International Equity Managed Volatility Fund. In its review, the Board considered the total return and standard deviation data provided by each of Broadridge comparing the performance of the Fund and Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar Foreign Large Value funds category and the MSCI ACWI Ex USA NR USD Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Foreign Large Value funds category and the benchmark index. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Managed Volatility Sleeve - Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement.  The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA.  The Board considered that SIMNA has an affiliated investment adviser, SIMNA Ltd., as sub-subadviser in connection with the subadvisory services provided to the Fund.  The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy.  The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility.  The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LIAC management dedicated to analysis of the Managed Volatility Sleeve.  The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale.  The Board considered the subadvisory fee schedule for SIMNA.  The Board considered that LIAC compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SIMNA, an unaffiliated third party.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund.  The Board reviewed materials provided by the SIMNA as to any additional benefits they would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Dimensional International Equity Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP Dimensional International Equity Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP Dimensional International Equity Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP Dimensional International Equity Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP Dimensional International Equity Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Dimensional International Equity Managed Volatility Fund–25

LVIP Dimensional U.S. Equity Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.
In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Dimensional U.S. Equity Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional U.S. Equity Managed Volatility Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Schroder Investment Management
North America Inc.
The Fund returned (14.69%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the Russell 3000® Index1, returned (19.21%).
2022 was a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates, and negative returns for most asset classes.
There was a worldwide inflation surge from mid-2021 to 2022, driven by a rapid recovery of consumer demand amid widespread supply shortages. The effects of the Covid-19 pandemic continued to ease but still contributed to disruptions in global supply chains. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced persistent and structural increases climbing to levels not seen in four decades, with similarly high readings in most other countries. Furthermore, the abrupt Russian invasion of Ukraine exacerbated economic disruptions and supply shortages that added to inflationary pressures and market volatility.
In order to combat high inflation, the U.S. Federal Reserve (“Fed”), along with other major central banks, had to take drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near-zero rate, the Fed hiked the Fed Funds rate by 4.25% in 2022, which was the fastest pace of rate hikes ever. Out of the five times rates hiked 75bps in the past 30 years, four took place in 2022.  Moreover, these rate hikes coincided with a reversal from quantitative easing to a period of quantitative tightening, which involved the Fed shrinking its $9 trillion balance sheet and reducing market liquidity. As a result, U.S. Treasury yields reversed their long-past-four-decade decline. The 10-year U.S. treasury yield rose sharply from 1.51% at the end of 2021 to 3.88% as of December 31, 2022. The yield spread between the 2-year and 10-year U.S. Treasury also closed the year at -55bps, marking the largest inversion seen since 1981. These dynamics resulted in U.S. fixed-income markets suffering the worst year in history. In 2022, for the first time ever, both the Bloomberg U.S. Aggregate Bond Index2 and the Bloomberg U.S. Treasury Index3 posted double digit negative returns of 13.1% (-13.1%) and 12.5% (-12.5%), respectively, which were the worst yearly returns since the inception of those indices in the 1970s. However, despite much higher yields, credit spreads were generally resilient, especially in the second half of the year on the strength of healthy corporate fundamentals.
After rising for three consecutive years, from the beginning of 2019 to year-end 2021, the S&P 500® Index4 (total return) doubled and Nasdaq® Composite Index5 more than doubled. This remarkable bull market came to an end in 2022. While earnings growth was positive during the first three quarters of the year, financial conditions continued to tighten and equity market volatility, as indicated by the CBOE Volatility Index6, stayed elevated throughout the year. Sharply rising interest rates diminished the equity risk premium and compressed price multiples. During 2022, domestic equity markets entered the longest and one of the worst bear markets since the Global Financial Crisis of 2008. The S&P 500® Index (total return) returned
(18.1%), and the Nasdaq® Composite Index returned (32.4%). Wide dispersion in performance across investment styles and geographies continued throughout 2022. Value-oriented equities, known for their more defensive characteristics, outperformed growth-oriented equities across all market capitalizations.  Within the U.S., mega cap equities suffered the worst declines, followed by more economically sensitive small cap equities.  Developed international equity markets fared slightly better, outperforming domestic equity markets.  However, emerging market equities lagged all other geographies partly fueled by a slowdown in economic activity, highlighted by China’s zero-Covid policy that persisted through much of 2022.
The Fund utilizes a volatility management overlay and invests in US equities, with a bias towards smaller cap and value-oriented companies relative to its market cap weighted benchmark.  During calendar year 2022, exposure to value-oriented securities generally contributed to relative returns.
 Despite a difficult market environment with high equity and cross-asset volatility and repeated V-shaped markets, the risk management overlay of the Fund not only reduced Fund volatility meaningfully, but also had a positive impact on relative performance in 2022.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Alex Zeng
Schroder Investment Management
North America Inc.:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Dimensional U.S. Equity Managed Volatility Fund–1

LVIP Dimensional U.S. Equity Managed Volatility Fund
2022 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional U.S. Equity Managed Volatility Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,917 for the Standard Class shares and to $22,351 for the Service Class shares. For comparison, look at how the Russell 3000® Index did over the same period. The same $10,000 investment would have increased to $31,428. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 14.69%
Five Years	+ 6.73%
Ten Years	+ 8.65%
Service Class Shares
One Year	- 14.90%
Five Years	+ 6.46%
Ten Years	+ 8.38%
1. The Russell 3000® Index is a capitalization weighted total return index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3. The Bloomberg US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The US Treasury Index is a component of the US Aggregate, US Universal, Global Aggregate and Global Treasury Indices. The US Treasury Index has history back to January 1, 1973.
4. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
5. The Nasdaq® Composite index is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq® Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces the order of magnitude of the result.
6. The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.

LVIP Dimensional U.S. Equity Managed Volatility Fund–2

LVIP Dimensional U.S. Equity Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,025.80	0.30%	$1.53
Service Class Shares	1,000.00	1,024.50	0.55%	2.81
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.70	0.30%	$1.53
Service Class Shares	1,000.00	1,022.40	0.55%	2.80

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Dimensional U.S. Equity Managed Volatility Fund–3

LVIP Dimensional U.S. Equity Managed Volatility Fund
Security Type/Sector Allocations (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	56.37%
Investment Company	56.37%
Equity Fund	56.37%
Unaffiliated Investments	43.06%
Investment Companies	43.06%
Equity Fund	37.66%
Money Market Fund	5.40%
Total Investments	99.43%
Receivables and Other Assets Net of Liabilities	0.57%
Total Net Assets	100.00%
LVIP Dimensional U.S. Equity Managed Volatility Fund–4

LVIP Dimensional U.S. Equity Managed Volatility Fund
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–56.37%
INVESTMENT COMPANY–56.37%
Equity Fund–56.37%
✧✧Lincoln Variable Insurance Products Trust– LVIP Dimensional U.S. Core Equity 2 Fund	30,394,663	$ 503,183,648
Total Affiliated Investment (Cost $305,070,451)		503,183,648

UNAFFILIATED INVESTMENTS–43.06%
INVESTMENT COMPANIES–43.06%
Equity Fund–37.66%
**Dimensional Investment Group– DFA U.S. Large Company Portfolio	12,854,696	336,150,289
336,150,289
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Money Market Fund–5.40%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	48,203,726	$ 48,203,726
		48,203,726
Total Unaffiliated Investments (Cost $247,682,376)		384,354,015

TOTAL INVESTMENTS–99.43% (Cost $552,752,827)	887,537,663
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.57%	5,123,299
NET ASSETS APPLICABLE TO 46,249,313 SHARES OUTSTANDING–100.00%	$892,660,962

✧✧ Standard Class shares.
** Institutional Class shares.

The following futures contracts were outstanding at December 31, 2022:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
(62)	E-mini Russell 2000 Index	$ (5,489,790)	$ (5,472,707)	3/17/23	$ —	$ (17,083)
(314)	E-mini S&P 500 Index	(60,617,700)	(60,772,798)	3/17/23	155,098	—
(53)	E-mini S&P MidCap 400 Index	(12,945,780)	(12,862,412)	3/17/23	—	(83,368)
Total Futures Contracts					$155,098	$(100,451)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
DFA–Dimensional Fund Advisors
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund–5

LVIP Dimensional U.S. Equity Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2022
ASSETS:
Affiliated investments, at value	$503,183,648
Unaffiliated investments, at value	384,354,015
Cash collateral held at broker for futures contracts	4,843,850
Variation margin due from broker on futures contracts	718,750
Receivable for fund shares sold	168,558
Dividends and interest receivable	156,487
Prepaid expenses	3,859
TOTAL ASSETS	893,429,167
LIABILITIES:
Due to manager and affiliates	397,275
Payable for securities purchased	277,910
Other accrued expenses payable	47,272
Payable for fund shares redeemed	45,748
TOTAL LIABILITIES	768,205
TOTAL NET ASSETS	$892,660,962
Affiliated investments, at cost	$305,070,451
Unaffiliated investments, at cost	247,682,376
Standard Class:
Net Assets	$ 30,270,104
Shares Outstanding	1,566,550
Net Asset Value Per Share	$ 19.323
Service Class:
Net Assets	$862,390,858
Shares Outstanding	44,682,763
Net Asset Value Per Share	$ 19.300
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$504,953,889
Distributable earnings/(accumulated loss)	387,707,073
TOTAL NET ASSETS	$892,660,962
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund–6

LVIP Dimensional U.S. Equity Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends from affiliated investments	$ 6,322,039
Dividends from unaffiliated investments	6,083,917
12,405,956
EXPENSES:
Management fees	2,424,991
Distribution fees-Service Class	2,344,223
Shareholder servicing fees	281,299
Accounting and administration expenses	144,832
Professional fees	48,340
Trustees’ fees and expenses	32,293
Reports and statements to shareholders	19,075
Custodian fees	9,633
Consulting fees	3,989
Pricing fees	320
Other	17,769
5,326,764
Less:
Management fees waived	(48,500)
Total operating expenses	5,278,264
NET INVESTMENT INCOME	7,127,692
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Sale of affiliated investments	17,081,947
Sale of unaffiliated investments	865,028
Distributions from affiliated investment companies	24,583,931
Distributions from unaffiliated investment companies	14,954,785
Futures contracts	3,052,933
Net realized gain	60,538,624
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(134,852,765)
Unaffiliated investments	(97,605,778)
Futures contracts	(699,259)
Net change in unrealized appreciation (depreciation)	(233,157,802)
NET REALIZED AND UNREALIZED LOSS	(172,619,178)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(165,491,486)
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 7,127,692	$ 5,802,849
Net realized gain	60,538,624	98,444,631
Net change in unrealized appreciation (depreciation)	(233,157,802)	160,121,979
Net increase (decrease) in net assets resulting from operations	(165,491,486)	264,369,459
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(1,441,723)	(359,547)
Service Class	(39,714,872)	(8,127,299)
	(41,156,595)	(8,486,846)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,883,430	4,440,073
Service Class	42,877,468	34,547,047
Reinvestment of dividends and distributions:
Standard Class	1,441,723	359,547
Service Class	39,714,872	8,127,299
	89,917,493	47,473,966
Cost of shares redeemed:
Standard Class	(6,836,141)	(5,734,791)
Service Class	(114,587,119)	(199,326,900)
	(121,423,260)	(205,061,691)
Decrease in net assets derived from capital share transactions	(31,505,767)	(157,587,725)
NET INCREASE (DECREASE) IN NET ASSETS	(238,153,848)	98,294,888
NET ASSETS:
Beginning of year	1,130,814,810	1,032,519,922
End of year	$ 892,660,962	$1,130,814,810
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund–7

LVIP Dimensional U.S. Equity Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20 [1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 23.790	$ 18.815	$ 16.485	$ 13.943	$ 15.292
Income (loss) from investment operations:
Net investment income[2]	0.204	0.167	0.185	0.189	0.173
Net realized and unrealized gain (loss)	(3.716)	5.043	2.334	2.540	(1.365)
Total from investment operations	(3.512)	5.210	2.519	2.729	(1.192)
Less dividends and distributions from:
Net investment income	(0.221)	(0.235)	(0.189)	(0.187)	(0.157)
Net realized gain	(0.734)	—	—	—	—
Total dividends and distributions	(0.955)	(0.235)	(0.189)	(0.187)	(0.157)
Net asset value, end of period	$ 19.323	$ 23.790	$ 18.815	$ 16.485	$ 13.943
Total return[3]	(14.69%)	27.69%	15.30%	19.58%	(7.79%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 30,270	$ 36,695	$ 29,853	$ 27,715	$ 22,548
Ratio of expenses to average net assets[4]	0.30%	0.29%	0.31%	0.31%	0.31%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.31%	0.30%	0.31%	0.31%	0.31%
Ratio of net investment income to average net assets	0.99%	0.78%	1.14%	1.24%	1.11%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.98%	0.77%	1.14%	1.24%	1.11%
Portfolio turnover	10%	7%	12%	10%	7%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund–8

LVIP Dimensional U.S. Equity Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20 [1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 23.760	$ 18.792	$ 16.469	$ 13.933	$ 15.280
Income (loss) from investment operations:
Net investment income[2]	0.151	0.112	0.144	0.151	0.134
Net realized and unrealized gain (loss)	(3.709)	5.033	2.325	2.535	(1.360)
Total from investment operations	(3.558)	5.145	2.469	2.686	(1.226)
Less dividends and distributions from:
Net investment income	(0.168)	(0.177)	(0.146)	(0.150)	(0.121)
Net realized gain	(0.734)	—	—	—	—
Total dividends and distributions	(0.902)	(0.177)	(0.146)	(0.150)	(0.121)
Net asset value, end of period	$ 19.300	$ 23.760	$ 18.792	$ 16.469	$ 13.933
Total return[3]	(14.90%)	27.38%	15.01%	19.28%	(8.02%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 862,391	$1,094,120	$1,002,667	$957,599	$773,513
Ratio of expenses to average net assets[4]	0.55%	0.54%	0.56%	0.56%	0.56%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.56%	0.55%	0.56%	0.56%	0.56%
Ratio of net investment income to average net assets	0.74%	0.53%	0.89%	0.99%	0.86%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.73%	0.52%	0.89%	0.99%	0.86%
Portfolio turnover	10%	7%	12%	10%	7%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund–9

LVIP Dimensional U.S. Equity Managed Volatility Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional U.S. Equity Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employ an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation – The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the Fund's average
LVIP Dimensional U.S. Equity Managed Volatility Fund–10

LVIP Dimensional U.S. Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
daily net assets.   This agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
 The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$69,646
Legal	12,384
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $8,777 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$188,792
Distribution fees payable to LFD	186,136
Shareholder servicing fees payable to Lincoln Life	22,347
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP Dimensional U.S. Equity Managed Volatility Fund–11

LVIP Dimensional U.S. Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2022, were as follows:
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-56.37%@
Equity Fund-56.37%@
✧✧LVIP Dimensional U.S. Core Equity 2 Fund	$642,371,437	$49,571,073	$70,988,044	$17,081,947	$(134,852,765)	$503,183,648	30,394,663	$6,322,039	$24,583,931

@ As a percentage of Net Assets as of December 31, 2022.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$ 90,921,315
Sales	113,312,848
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$556,788,545
Aggregate unrealized appreciation of investments and derivatives	$332,071,151
Aggregate unrealized depreciation of investments and derivatives	(1,322,029)
Net unrealized appreciation of investments and derivatives	$330,749,122
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Dimensional U.S. Equity Managed Volatility Fund–12

LVIP Dimensional U.S. Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$503,183,648	$—	$—	$503,183,648
Unaffiliated Investment Companies	384,354,015	—	—	384,354,015
Total Investments	$887,537,663	$—	$—	$887,537,663
Derivatives:
Assets:
Futures Contract	$ 155,098	$—	$—	$ 155,098
Liabilities:
Futures Contracts	$ (100,451)	$—	$—	$ (100,451)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$9,101,142	$8,478,620
Long-term capital gains	32,055,453	8,226
Total	$41,156,595	$8,486,846
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 34,251,161
Undistributed long-term capital gains	67,663,976
Other temporary differences	(44,957,186)
Net unrealized appreciation	330,749,122
Distributable earnings/(accumulated loss)	$387,707,073
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
At December 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.
LVIP Dimensional U.S. Equity Managed Volatility Fund–13

LVIP Dimensional U.S. Equity Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	277,034	204,806
Service Class	2,059,818	1,608,105
Shares reinvested:
Standard Class	75,349	15,134
Service Class	2,080,985	343,109
	4,493,186	2,171,154
Shares redeemed:
Standard Class	(328,261)	(264,181)
Service Class	(5,507,496)	(9,256,452)
	(5,835,757)	(9,520,633)
Net decrease	(1,342,571)	(7,349,479)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2022, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.
Fair values of derivative instruments as of December 31, 2022 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due from broker on futures contracts	$155,098	Variation margin due from broker on futures contracts	$(100,451)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022. Only current day variation margin is reported on the Statement of Assets and Liabilities.
LVIP Dimensional U.S. Equity Managed Volatility Fund–14

LVIP Dimensional U.S. Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$3,052,933	$(699,259)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$11,848,345	$134,300,540
9. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Dimensional U.S. Equity Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP Dimensional U.S. Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP Dimensional U.S. Equity Managed Volatility Fund–16

LVIP Dimensional U.S. Equity Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Schroders Investment Management North America Inc. (“SIMNA”) (collectively, with the investment management agreement “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), SIMNA and Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, SIMNA, Morningstar and Broadridge provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SIMNA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Underlying Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of the Fund and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board considered complex-wide information provided by Broadridge, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information by Broadridge. The Board also considered an impact analysis provided by LIAC of the overlay/cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Dimensional U.S. Equity Managed Volatility Fund–17

LVIP Dimensional U.S. Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Fund’s Managed Volatility Sleeve to SIMNA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LIAC management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s performance.
The Board reviewed performance of the LVIP Dimensional U.S. Equity Managed Volatility Fund. In its review, the Board considered the total return and standard deviation data provided by each of Broadridge comparing the performance of the Fund and Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar Large Blend funds category and the Russell 3000 Total Return USD Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Large Blend funds category and the benchmark index. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented a partial advisory fee waiver for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Managed Volatility Sleeve - Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA has an affiliated investment adviser, SIMNA Ltd., as sub-subadviser in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LIAC management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LIAC compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits they would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Dimensional U.S. Equity Managed Volatility Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP Dimensional U.S. Equity Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP Dimensional U.S. Equity Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP Dimensional U.S. Equity Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP Dimensional U.S. Equity Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Dimensional U.S. Equity Managed Volatility Fund–23

LVIP Dimensional International Core Equity Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.
In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Dimensional International Core Equity Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional International Core Equity Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Dimensional Fund Advisors LP
The Fund returned (13.42%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the MSCI World ex USA Index (net dividends)1, returned (14.29%).
In U.S. dollar terms, developed ex U.S. markets had negative performance for the one-year period, but outperformed both U.S. and emerging markets.
Most developed ex U.S. market currencies, particularly the Swedish krona and Japanese yen, depreciated relative to the U.S. dollar. Overall, currency movements had a negative impact on the U.S. dollar-denominated returns of the developed ex U.S. market.
Along the market capitalization dimension, small caps (MSCI World ex USA® Small Cap Index, net dividends2) underperformed large caps (MSCI World ex USA® Index, net dividends) by 6.3%. Mid caps (MSCI World ex USA® Mid Cap Index, (net dividends3), a subset of the MSCI World ex USA® Index universe, outperformed small caps by 0.7% and underperformed large caps by 5.6%.
Along the relative price dimension, large cap value stocks (MSCI World ex USA® Value Index, net dividends4) outperformed large cap growth stocks (MSCI World ex USA® Growth Index, net dividends5) by 17.0%, and small cap value stocks (MSCI World ex USA® Small Cap Value Index, net dividends6) outperformed small cap growth stocks (MSCI World ex USA® Small Cap Growth Index, net dividends7) by 13.0%.
Along the profitability dimension, stocks with higher profitability underperformed stocks with lower profitability within large caps and outperformed within small caps.
The Fund's emphasis on value stocks contributed positively to relative performance.
The Fund is designed to provide exposure to a diversified group of securities across the entire size and value spectrum in developed ex U.S. markets with a particular emphasis on small cap stocks, low relative price (value) stocks, and stocks with higher profitability. As a result of the Fund’s diversified investment approach, performance is determined principally by broad trends in developed ex US equity markets rather than the behavior of a limited group of securities in a particular industry or asset class.
Portfolio Managers:
Dimensional Fund Advisors LP:	Jed S. Fogdall
Allen Pu
Bhanu P. Singh
Mary T. Phillips
William B. Collins-Dean
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Dimensional International Core Equity Fund–1

LVIP Dimensional International Core Equity Fund
2022 Annual Report Commentary (unaudited) (continued)
LVIP Dimensional International Core Equity Fund
Growth of $10,000 invested 5/1/15 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional International Core Equity Fund shares on 5/1/15 (commencement of operations). As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,616 for the Standard Class shares and to $12,373 for the Service Class shares. For comparison, look at how the MSCI World ex USA Index (net dividends) did over the same period. The same $10,000 investment would have increased to $12,483. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 13.42%
Five Years	+ 0.86%
Inception (5/1/15)	+ 3.08%
Service Class Shares
One Year	- 13.64%
Five Years	+ 0.61%
Inception (5/1/15)	+ 2.81%
1. The MSCI World ex USA® Index (net dividends) captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries* — excluding the United States. With 1,022 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
2. The MSCI World ex USA® Small Cap Index (net dividends) captures small cap representation across 22 of 23 Developed Markets (DM) countries* (excluding the United States). With 2,452 constituents, the index covers approximately 14%of the free float-adjusted market capitalization in each country.
3. The MSCI World ex USA® Mid Cap Index (net dividends) captures mid-cap representation across 22 of 23 Developed Markets (DM) countries* excluding the US. With 573 constituents, the index covers approximately 15% of the free float-adjusted market capitalization in each country.
4. The MSCI World ex USA® Value Index (net dividends) captures large and mid-cap securities exhibiting overall value style characteristics across 22 of 23 Developed Markets countries*. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.
5. The MSCI World ex USA® Growth Index (net dividends) captures large and mid-cap securities exhibiting overall growth style characteristics across 22 of 23 Developed Markets countries*. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long term historical EPS growth trend and long-term historical sales per share growth trend.
6. The MSCI World ex USA Small Cap Value Weighted Index is based on a traditional market cap weighted parent index, the MSCI World ex USA Small Cap Index, which includes small cap stocks across 22 Developed Markets (DM) countries (excluding the US). The MSCI World ex USA Small Cap Value Weighted Index reweights each security of the parent index to emphasize stocks with lower valuations. Index weights are determined using fundamental accounting data—sales, book value, earnings and cash earnings—rather than market prices. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.
7. The MSCI World ex USA® Small Cap Growth Index (net dividends) captures small cap securities exhibiting overall growth style characteristics across the 22 Developed Markets countries* excluding the US. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.

LVIP Dimensional International Core Equity Fund–2

LVIP Dimensional International Core Equity Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,051.50	0.62%	$3.21
Service Class Shares	1,000.00	1,050.20	0.87%	4.50
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.10	0.62%	$3.16
Service Class Shares	1,000.00	1,020.80	0.87%	4.43

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Dimensional International Core Equity Fund–3

LVIP Dimensional International Core Equity Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2022
Security Type/Country	Percentage of Net Assets
Common Stock	99.21%
Australia	6.71%
Austria	0.59%
Belgium	1.22%
Britain	0.05%
Canada	10.98%
Chile	0.03%
China	0.06%
Denmark	2.35%
Faeroe Islands	0.09%
Finland	1.60%
France	7.72%
Georgia	0.01%
Germany	6.44%
Greenland	0.13%
Guernsey	0.00%
Hong Kong	2.37%
Ireland	0.91%
Isle Of Man	0.03%
Israel	0.97%
Italy	2.31%
Japan	22.07%
Jersey	0.04%
Jordan	0.04%
Luxembourg	0.29%
Macau	0.01%
Malaysia	0.00%
Malta	0.00%
Mexico	0.02%
Mongolia	0.00%
Netherlands	3.43%
New Zealand	0.39%
Norway	0.89%
Philippines	0.00%
Portugal	0.31%
Singapore	1.13%
South Africa	0.00%
Spain	2.35%
Sweden	2.73%
Switzerland	8.29%
Taiwan	0.01%
United Arab Emirates	0.00%
United Kingdom	12.38%
United States	0.26%
Preferred Stocks	0.45%
Rights	0.00%
Security Type/Country	Percentage of Net Assets
Warrants	0.00%
Total Investments	99.66%
Receivables and Other Assets Net of Liabilities	0.34%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	0.91%
Air Freight & Logistics	0.60%
Airlines	0.22%
Auto Components	1.43%
Automobiles	2.17%
Banks	8.86%
Beverages	1.11%
Biotechnology	0.43%
Building Products	1.15%
Capital Markets	2.38%
Chemicals	4.23%
Commercial Services & Supplies	1.17%
Communications Equipment	0.32%
Construction & Engineering	1.91%
Construction Materials	0.81%
Consumer Finance	0.10%
Containers & Packaging	0.62%
Distributors	0.19%
Diversified Consumer Services	0.12%
Diversified Financial Services	0.26%
Diversified Telecommunication Services	2.25%
Electric Utilities	1.23%
Electrical Equipment	1.43%
Electronic Equipment, Instruments & Components	1.60%
Energy Equipment & Services	0.46%
Entertainment	0.52%
Food & Staples Retailing	2.22%
Food Products	2.55%
Gas Utilities	0.50%
Health Care Equipment & Supplies	1.42%
Health Care Providers & Services	0.85%
Health Care Technology	0.15%
Hotels, Restaurants & Leisure	1.66%
Household Durables	1.45%
Household Products	0.28%
Independent Power and Renewable Electricity Producers	0.58%
LVIP Dimensional International Core Equity Fund–4

LVIP Dimensional International Core Equity Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited) (continued)
Sector	Percentage of Net Assets
Industrial Conglomerates	0.84%
Insurance	4.71%
Interactive Media & Services	0.31%
Internet & Direct Marketing Retail	0.27%
IT Services	1.73%
Leisure Products	0.37%
Life Sciences Tools & Services	0.46%
Machinery	4.10%
Marine	0.58%
Media	1.25%
Metals & Mining	5.96%
Multiline Retail	0.67%
Multi-Utilities	0.92%
Oil, Gas & Consumable Fuels	7.81%
Paper & Forest Products	0.65%
Personal Products	0.88%
Pharmaceuticals	3.97%
Professional Services	1.68%
Real Estate Management & Development	2.10%
Road & Rail	1.10%
Semiconductors & Semiconductor Equipment	1.93%
Software	1.03%
Specialty Retail	1.48%
Technology Hardware, Storage & Peripherals	0.47%
Textiles, Apparel & Luxury Goods	2.03%
Thrifts & Mortgage Finance	0.14%
Tobacco	0.62%
Trading Companies & Distributors	2.10%
Transportation Infrastructure	0.42%
Water Utilities	0.10%
Wireless Telecommunication Services	0.84%
Total	99.66%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
TotalEnergies SE	1.01%
Shell PLC ADR	1.00%
Nestle SA	0.79%
Novo Nordisk AS Class B	0.67%
Roche Holding AG	0.64%
LVMH Moet Hennessy Louis Vuitton SE	0.62%
ASML Holding NV	0.48%
Royal Bank of Canada	0.45%
AIA Group Ltd.	0.44%
Toyota Motor Corp.	0.44%
Total	6.54%

ADR–American Depositary Receipt
IT–Information Technology

LVIP Dimensional International Core Equity Fund–5

LVIP Dimensional International Core Equity Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–99.21%
Australia–6.71%
29Metals Ltd.	30,733	$ 39,966
†A2B Australia Ltd.	7,280	5,254
Accent Group Ltd.	23,197	26,533
Adairs Ltd.	14,344	21,485
Adbri Ltd.	25,861	29,140
AGL Energy Ltd.	22,177	121,851
†Ainsworth Game Technology Ltd.	6,705	4,953
†Alkane Resources Ltd.	24,815	9,039
†Alliance Aviation Services Ltd.	9,515	20,277
†Allkem Ltd.	14,245	109,013
ALS Ltd.	21,919	182,515
Altium Ltd.	3,169	75,689
Alumina Ltd.	122,405	126,676
Alumina Ltd. ADR	1,900	7,714
†AMA Group Ltd.	41,131	6,021
†AMP Ltd.	271,448	243,032
Ampol Ltd.	13,830	266,289
Ansell Ltd.	9,386	180,467
ANZ Group Holdings Ltd.	43,171	695,438
APA Group	20,563	150,643
Appen Ltd.	3,936	6,673
ARB Corp. Ltd.	3,789	66,222
†Ardent Leisure Group Ltd.	56,288	23,186
Aristocrat Leisure Ltd.	10,926	227,037
ASX Ltd.	1,992	92,252
Atlas Arteria Ltd.	40,489	182,217
AUB Group Ltd.	4,311	66,129
†Aurelia Metals Ltd.	66,930	5,696
Aurizon Holdings Ltd.	131,158	333,085
Austal Ltd.	23,948	33,914
†Australian Agricultural Co. Ltd.	17,102	20,377
Australian Ethical Investment Ltd.	7,408	19,620
Auswide Bank Ltd.	2,451	9,929
Baby Bunting Group Ltd.	5,130	9,465
Bank of Queensland Ltd.	44,146	207,392
Bapcor Ltd.	29,215	128,496
Beach Energy Ltd.	151,652	164,687
Bega Cheese Ltd.	21,396	56,522
Bell Financial Group Ltd.	20,472	13,660
Bendigo & Adelaide Bank Ltd.	36,945	246,761
BHP Group Ltd.	53,983	1,677,123
BHP Group Ltd. ADR	32,090	1,991,184
Blackmores Ltd.	687	33,771
BlueScope Steel Ltd.	35,724	409,594
Boral Ltd.	24,103	47,426
Brambles Ltd.	39,140	321,647
Bravura Solutions Ltd.	9,938	5,920
Breville Group Ltd.	4,589	57,333
Brickworks Ltd.	6,412	96,786
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Australia (continued)
†BWX Ltd.	3,186	$ 369
Capitol Health Ltd.	68,459	14,915
carsales.com Ltd.	12,124	171,366
Cedar Woods Properties Ltd.	3,769	11,111
Challenger Ltd.	36,923	191,559
Champion Iron Ltd.	23,585	117,383
†City Chic Collective Ltd.	7,495	2,424
Cleanaway Waste Management Ltd.	111,995	200,542
Clinuvel Pharmaceuticals Ltd.	1,998	29,479
Cochlear Ltd.	1,266	175,942
Codan Ltd.	8,979	25,065
†Cogstate Ltd.	4,311	5,753
Coles Group Ltd.	24,475	278,619
Collins Foods Ltd.	10,696	52,360
Commonwealth Bank of Australia	16,292	1,138,081
Computershare Ltd.	12,854	229,293
†Cooper Energy Ltd.	131,415	16,553
Corporate Travel Management Ltd.	6,019	60,364
Costa Group Holdings Ltd.	33,732	63,158
CSL Ltd.	4,458	873,418
CSR Ltd.	42,583	136,555
Data#3 Ltd.	9,337	43,038
†De Grey Mining Ltd.	23,671	20,710
Dicker Data Ltd.	4,196	29,111
Domain Holdings Australia Ltd.	13,033	24,047
Domino's Pizza Enterprises Ltd.	2,596	117,096
Downer EDI Ltd.	54,415	137,450
Eagers Automotive Ltd.	9,563	70,644
†Eclipx Group Ltd.	23,440	31,838
Elanor Investor Group	7,930	8,801
Elders Ltd.	10,004	69,066
†Electro Optic Systems Holdings Ltd.	7,789	2,572
Emeco Holdings Ltd.	23,831	12,494
Endeavour Group Ltd.	23,537	102,882
†Energy World Corp. Ltd.	57,823	1,850
Enero Group Ltd.	5,128	9,846
EQT Holdings Ltd.	1,669	28,454
Estia Health Ltd.	23,316	32,861
†Euroz Hartleys Group Ltd.	6,069	4,566
Evolution Mining Ltd.	80,516	163,362
EVT Ltd.	9,381	81,307
Fleetwood Ltd.	8,185	7,913
†Flight Centre Travel Group Ltd.	3,933	38,801
Fortescue Metals Group Ltd.	50,780	709,104
LVIP Dimensional International Core Equity Fund–6

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Australia (continued)
G8 Education Ltd.	76,969	$ 57,907
Gold Road Resources Ltd.	52,481	60,387
GR Engineering Services Ltd.	8,627	11,982
GrainCorp Ltd. Class A	19,403	98,022
Grange Resources Ltd.	19,800	11,391
GUD Holdings Ltd.	9,790	50,525
GWA Group Ltd.	14,929	20,837
Hansen Technologies Ltd.	12,748	44,613
Harvey Norman Holdings Ltd.	43,731	122,968
Healius Ltd.	45,358	94,808
Helia Group Ltd.	31,524	59,024
HT&E Ltd.	22,200	14,586
HUB24 Ltd.	2,110	38,199
IDP Education Ltd.	6,309	116,751
IGO Ltd.	14,073	128,968
Iluka Resources Ltd.	26,111	169,421
Imdex Ltd.	35,738	53,774
†Immutep Ltd. ADR	4,950	8,662
Incitec Pivot Ltd.	128,004	327,690
Infomedia Ltd.	19,919	16,206
Inghams Group Ltd.	35,938	69,980
Insignia Financial Ltd.	51,050	116,437
Insurance Australia Group Ltd.	46,970	151,903
Integral Diagnostics Ltd.	13,026	25,985
†Integrated Research Ltd.	6,964	2,134
InvoCare Ltd.	6,557	49,242
IPH Ltd.	9,773	58,089
IRESS Ltd.	12,236	79,560
IVE Group Ltd.	13,275	21,240
JB Hi-Fi Ltd.	8,291	236,805
Johns Lyng Group Ltd.	9,443	39,797
Jupiter Mines Ltd.	61,368	9,192
†Karoon Energy Ltd.	18,921	28,212
Kelsian Group Ltd.	8,919	34,917
†Kogan.com Ltd.	2,826	6,734
Lendlease Corp. Ltd.	18,335	97,870
Lifestyle Communities Ltd.	4,358	56,583
Link Administration Holdings Ltd.	43,066	57,910
†Lottery Corp. Ltd.	52,826	161,130
Lovisa Holdings Ltd.	4,119	64,810
†Lynas Rare Earths Ltd.	26,169	139,865
MA Financial Group Ltd.	1,772	5,477
Macmahon Holdings Ltd.	102,720	10,141
Macquarie Group Ltd.	3,463	393,656
Magellan Financial Group Ltd.	8,701	52,961
Mayne Pharma Group Ltd.	206,422	28,108
McMillan Shakespeare Ltd.	6,278	57,448
McPherson's Ltd.	9,847	4,492
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Australia (continued)
Medibank Pvt Ltd.	132,663	$ 266,455
†Megaport Ltd.	1,980	8,506
†Mesoblast Ltd.	24,142	14,300
†Metals X Ltd.	32,061	8,404
Metcash Ltd.	75,171	203,697
Michael Hill International Ltd.	14,556	10,901
†Mincor Resources NL	12,550	12,860
Mineral Resources Ltd.	6,623	348,116
†MMA Offshore Ltd.	44,718	29,076
Monadelphous Group Ltd.	7,774	70,714
Monash IVF Group Ltd.	25,246	16,415
†Mount Gibson Iron Ltd.	40,070	13,232
Myer Holdings Ltd.	88,520	40,983
MyState Ltd.	6,959	18,573
†Nanosonics Ltd.	3,177	9,280
National Australia Bank Ltd.	45,481	930,830
Netwealth Group Ltd.	8,892	73,255
New Hope Corp. Ltd.	36,510	158,096
Newcrest Mining Ltd.	24,757	347,584
†NEXTDC Ltd.	10,932	67,732
nib holdings Ltd.	30,812	162,582
Nick Scali Ltd.	4,073	29,506
Nickel Industries Ltd.	54,205	35,798
Nine Entertainment Co. Holdings Ltd.	114,713	143,708
Northern Star Resources Ltd.	39,640	294,449
†Novonix Ltd.	3,323	3,326
NRW Holdings Ltd.	46,732	89,407
Nufarm Ltd.	33,137	138,301
Objective Corp. Ltd.	662	5,909
†OFX Group Ltd.	15,689	25,423
OM Holdings Ltd.	23,197	11,214
†Omni Bridgeway Ltd.	13,858	34,155
oOh!media Ltd.	48,209	42,178
Orica Ltd.	22,486	230,563
Origin Energy Ltd.	42,203	221,826
Orora Ltd.	57,100	112,353
OZ Minerals Ltd.	20,758	394,313
Pact Group Holdings Ltd.	10,178	7,034
†Paladin Energy Ltd.	39,488	18,820
Peet Ltd.	38,309	29,473
Pendal Group Ltd.	18,409	62,794
PeopleIN Ltd.	6,130	13,272
†Perenti Ltd.	58,945	52,775
Perpetual Ltd.	3,704	62,038
Perseus Mining Ltd.	114,449	164,417
†PEXA Group Ltd.	8,520	69,320
†Pilbara Minerals Ltd.	60,817	155,277
Pinnacle Investment Management Group Ltd.	830	4,933

LVIP Dimensional International Core Equity Fund–7

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Australia (continued)
Platinum Asset Management Ltd.	34,940	$ 42,582
†PointsBet Holdings Ltd.	17,900	18,098
†PolyNovo Ltd.	16,831	23,148
Praemium Ltd.	19,514	10,629
Premier Investments Ltd.	5,944	100,527
Pro Medicus Ltd.	2,911	109,523
Propel Funeral Partners Ltd.	3,978	11,727
PWR Holdings Ltd.	7,683	56,338
†Qantas Airways Ltd.	16,133	66,015
QBE Insurance Group Ltd.	32,554	297,668
Qube Holdings Ltd.	92,183	176,363
Ramelius Resources Ltd.	61,239	38,776
Ramsay Health Care Ltd.	3,862	170,125
REA Group Ltd.	988	74,533
†Red 5 Ltd.	42,205	5,891
†Redbubble Ltd.	8,524	3,018
Reece Ltd.	2,575	24,808
Regis Healthcare Ltd.	6,738	8,648
Regis Resources Ltd.	71,547	100,348
†Reject Shop Ltd.	2,536	7,286
Reliance Worldwide Corp. Ltd.	48,221	97,181
†Resolute Mining Ltd.	141,363	19,249
†Retail Food Group Ltd.	179,663	9,786
Ridley Corp. Ltd.	36,736	49,523
Rio Tinto Ltd.	11,592	918,756
Sandfire Resources Ltd.	34,866	129,138
Santos Ltd.	101,863	495,184
SEEK Ltd.	4,023	57,383
Select Harvests Ltd.	8,680	23,048
Servcorp Ltd.	2,368	5,208
Service Stream Ltd.	54,665	25,495
Seven Group Holdings Ltd.	4,272	60,993
†Seven West Media Ltd.	80,912	21,760
SG Fleet Group Ltd.	12,991	16,186
†Sierra Rutile Holdings Ltd.	26,111	4,000
Sigma Healthcare Ltd.	103,330	42,915
†Silver Lake Resources Ltd.	76,609	61,809
Sims Ltd.	13,898	123,864
SmartGroup Corp. Ltd.	4,615	16,025
Sonic Healthcare Ltd.	21,502	438,750
South32 Ltd.	158,113	430,605
Southern Cross Media Group Ltd.	16,431	11,914
SRG Global Ltd.	36,425	17,112
†St Barbara Ltd.	62,703	33,086
†Star Entertainment Group Ltd.	72,975	87,943
Steadfast Group Ltd.	37,873	141,049
Suncorp Group Ltd.	30,214	247,677
Sunland Group Ltd.	6,027	7,243
Super Retail Group Ltd.	14,826	108,110
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Australia (continued)
†Superloop Ltd.	24,939	$ 12,310
Symbio Holdings Ltd.	2,506	2,662
†Syrah Resources Ltd.	40,146	56,307
Tabcorp Holdings Ltd.	185,750	135,953
Technology One Ltd.	20,003	178,954
Telstra Corp. Ltd.	112,570	305,807
†Temple & Webster Group Ltd.	2,541	7,975
Ten Sixty Four Ltd.	34,142	14,877
Terracom Ltd.	17,167	10,870
TPG Telecom Ltd.	17,504	58,277
Transurban Group	24,939	220,397
Treasury Wine Estates Ltd.	8,081	74,882
†Tuas Ltd.	11,966	10,836
†Tyro Payments Ltd.	4,134	3,983
United Malt Group Ltd.	20,933	49,455
Vita Group Ltd.	25,169	1,885
Viva Energy Group Ltd.	60,349	112,172
†Webjet Ltd.	10,586	44,542
Wesfarmers Ltd.	15,566	486,559
†West African Resources Ltd.	66,776	53,421
†Westgold Resources Ltd.	30,764	18,327
Westpac Banking Corp.	54,618	868,309
Whitehaven Coal Ltd.	73,441	471,022
WiseTech Global Ltd.	840	29,025
Woodside Energy Group Ltd.	48,316	1,166,663
Woolworths Group Ltd.	18,667	426,528
Worley Ltd.	12,837	131,101
Yancoal Australia Ltd.	3,195	13,182
†Zip Co. Ltd.	7,574	2,630
		33,265,747
Austria–0.59%
Agrana Beteiligungs AG	1,444	23,109
ANDRITZ AG	4,969	284,836
AT&S Austria Technologie & Systemtechnik AG	2,359	80,806
†BAWAG Group AG	5,665	301,992
†CA Immobilien Anlagen	2,270	68,888
†DO & Co. AG	520	49,318
Erste Group Bank AG	12,099	387,246
Lenzing AG	820	48,102
Mayr Melnhof Karton AG	482	78,013
Oesterreichische Post AG	2,883	90,732
OMV AG	10,003	515,041
Palfinger AG	713	18,050
POLYTEC Holding AG	1,389	6,840
Porr Ag	1,155	14,540
†Raiffeisen Bank International AG	10,645	174,912
Rosenbauer International AG	188	6,057

LVIP Dimensional International Core Equity Fund–8

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Austria (continued)
Schoeller-Bleckmann Oilfield Equipment AG	676	$ 42,115
Semperit AG Holding	457	9,696
Strabag SE	1,593	66,674
†Telekom Austria AG	17,091	105,745
UBM Development AG	240	5,857
UNIQA Insurance Group AG	6,159	46,150
Verbund AG	428	36,034
Vienna Insurance Group AG Wiener Versicherung Gruppe	3,121	74,669
voestalpine AG	9,005	238,864
Wienerberger AG	5,936	143,350
Zumtobel Group AG	1,947	14,193
		2,931,829
Belgium–1.22%
Ackermans & van Haaren NV	1,881	322,565
Ageas SA	11,022	488,694
†AGFA-Gevaert NV	14,619	41,783
Anheuser-Busch InBev SA	13,979	842,014
Anheuser-Busch InBev SA ADR	1,200	72,048
Atenor	154	7,979
Barco NV	1,187	29,326
Bekaert SA	3,277	127,265
bpost SA	6,706	34,485
†Cie d'Entreprises CFE	740	7,557
Deceuninck NV	7,755	20,338
†Deme Group NV	740	98,224
D'ieteren Group	743	142,526
Econocom Group SA	6,908	21,075
Elia Group SA	1,268	180,253
Etablissements Franz Colruyt NV	4,595	104,769
†Euronav NV	12,182	205,710
EVS Broadcast Equipment SA	1,163	27,700
Exmar NV	2,088	17,702
Fagron	5,252	74,604
†Greenyard NV	1,186	8,506
Immobel SA	390	18,786
Ion Beam Applications	2,113	35,194
Jensen-Group NV	278	7,886
KBC Group NV	14,248	916,326
†Kinepolis Group NV	664	27,564
Lotus Bakeries NV	34	230,018
Melexis NV	1,621	140,551
†Ontex Group NV	5,670	37,873
†Orange Belgium SA	1,748	32,259
Picanol	0	0
Proximus SADP	10,015	96,442
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Belgium (continued)
Recticel SA	4,441	$ 73,875
Sipef NV	408	25,724
Solvay SA	6,621	669,480
Telenet Group Holding NV	1,893	30,902
TER Beke SA	50	4,528
†Tessenderlo Group SA	1,566	55,905
UCB SA	3,156	248,511
Umicore SA	11,683	429,208
Van de Velde NV	509	16,455
VGP NV	785	65,376
†X-Fab Silicon Foundries SE	4,109	29,096
		6,067,082
Britain–0.05%
Hargreaves Services PLC	2,415	11,532
Travis Perkins PLC	18,526	199,199
Wickes Group PLC	16,234	28,713
		239,444
Canada–10.98%
†5N Plus, Inc.	6,300	13,540
Absolute Software Corp.	1,400	14,620
Acadian Timber Corp.	800	8,842
†Advantage Energy Ltd.	16,293	113,955
Aecon Group, Inc.	5,100	34,314
Ag Growth International, Inc.	900	28,815
AGF Management Ltd. Class B	5,000	26,108
Agnico Eagle Mines Ltd.	16,962	881,693
†Aimia, Inc.	2,700	7,358
†Air Canada	6,130	87,785
AirBoss of America Corp.	1,300	7,143
Alamos Gold, Inc. Class A	35,389	357,794
Algoma Central Corp.	1,600	21,530
Algonquin Power & Utilities Corp.	18,613	121,315
Alimentation Couche-Tard, Inc.	14,400	632,792
AltaGas Ltd.	19,534	337,301
Altius Minerals Corp.	3,600	59,052
Altus Group Ltd.	796	31,769
Amerigo Resources Ltd.	14,300	13,941
Andlauer Healthcare Group, Inc.	1,200	41,965
Andrew Peller Ltd. Class A	1,500	5,528
ARC Resources Ltd.	49,641	669,090
†Argonaut Gold, Inc.	16,363	6,284
†Aritzia, Inc.	7,100	248,290
Atco Ltd. Class I	4,200	131,459
†Athabasca Oil Corp.	26,708	47,538
†ATS Corp.	3,100	96,366
†Aurora Cannabis, Inc.	9,319	8,598

LVIP Dimensional International Core Equity Fund–9

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
†AutoCanada, Inc.	1,479	$ 25,462
B2Gold Corp.	101,560	360,786
Badger Infrastructure Solution	2,900	57,100
†Ballard Power Systems, Inc.	7,858	37,640
Bank of Montreal	16,795	1,521,602
Bank of Nova Scotia	22,691	1,111,433
Barrick Gold Corp.	34,358	590,270
†Bausch Health Cos., Inc.	6,866	43,118
†Baytex Energy Corp.	49,005	220,052
BCE, Inc.	2,391	105,080
Birchcliff Energy Ltd.	24,553	171,001
Bird Construction, Inc.	3,322	19,922
Black Diamond Group Ltd.	2,500	8,918
†BlackBerry Ltd.	9,500	30,963
BMTC Group, Inc.	600	5,639
†Bombardier, Inc. Class B	4,408	170,167
†Bonterra Energy Corp.	2,713	13,545
Boralex, Inc. Class A	3,966	117,223
Boyd Group Services, Inc.	1,101	170,078
†Bragg Gaming Group, Inc.	1,500	5,816
†Brookfield Asset Management Ltd. Class A	1,927	55,247
Brookfield Corp.	7,696	242,116
Brookfield Infrastructure Corp. Class A	5,203	202,394
†Brookfield Reinsurance Ltd.	15	469
BRP, Inc.	1,741	132,756
†CAE, Inc.	8,506	164,508
†Calfrac Well Services Ltd.	2,200	9,911
Calian Group Ltd.	600	29,597
Cameco Corp.	3,563	80,773
Canaccord Genuity Group, Inc.	8,726	54,070
Canacol Energy Ltd.	13,100	18,963
†Canada Goose Holdings, Inc.	3,868	68,889
Canadian Imperial Bank of Commerce	19,444	786,513
Canadian National Railway Co.	7,524	894,453
Canadian Natural Resources Ltd.	31,470	1,747,530
Canadian Pacific Railway Ltd.	3,481	259,648
Canadian Tire Corp. Ltd. Class A	3,908	408,406
Canadian Utilities Ltd. Class A	3,945	106,783
Canadian Western Bank	6,945	123,410
†Canfor Corp.	6,500	102,301
†Canfor Pulp Products, Inc.	2,900	8,867
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
†Canopy Growth Corp.	2,387	$ 5,514
Capital Power Corp.	5,188	177,518
†Capstone Copper Corp.	27,443	100,124
Cardinal Energy Ltd.	13,600	76,538
Cascades, Inc.	8,787	54,903
CCL Industries, Inc. Class B	6,278	268,183
†Celestica, Inc.	10,108	113,917
Cenovus Energy, Inc.	39,794	772,210
Centerra Gold, Inc.	17,827	92,295
CES Energy Solutions Corp.	18,401	37,509
†CGI, Inc.	6,059	521,988
China Gold International Resources Corp. Ltd.	14,900	43,027
CI Financial Corp.	16,000	159,645
Cogeco Communications, Inc.	1,566	88,813
Cogeco, Inc.	600	28,170
Colliers International Group, Inc.	1,695	156,008
Computer Modelling Group Ltd.	8,100	34,877
Constellation Software, Inc.	300	468,381
†Converge Technology Solutions Corp.	4,800	16,272
†Copper Mountain Mining Corp.	18,300	23,112
Corby Spirit & Wine Ltd.	700	8,463
Corus Entertainment, Inc. Class B	19,156	30,559
Crescent Point Energy Corp.	55,030	392,829
†Crew Energy, Inc.	5,725	23,805
†Cronos Group, Inc.	19,611	49,812
†Denison Mines Corp.	25,260	28,917
†Descartes Systems Group, Inc.	700	48,755
Dexterra Group, Inc.	2,620	10,701
Dollarama, Inc.	6,016	351,852
Doman Building Materials Group Ltd.	6,028	25,599
Dorel Industries, Inc. Class B	1,100	4,225
DREAM Unlimited Corp. Class A	2,819	52,945
Dundee Precious Metals, Inc.	10,800	51,926
Dynacor Group, Inc.	4,700	10,101
E-L Financial Corp. Ltd.	139	91,469
†Eldorado Gold Corp.	16,921	141,338
Emera, Inc.	4,709	179,978
Empire Co. Ltd. Class A	12,607	332,028

LVIP Dimensional International Core Equity Fund–10

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
Enbridge, Inc.	16,463	$ 643,576
Enerflex Ltd.	7,900	49,827
Enerplus Corp.	21,688	382,793
Enghouse Systems Ltd.	3,200	85,010
†Ensign Energy Services, Inc.	13,872	34,936
EQB, Inc.	2,312	96,868
†Equinox Gold Corp.	22,920	75,104
†ERO Copper Corp.	3,262	44,907
Evertz Technologies Ltd.	1,800	16,976
Exchange Income Corp.	1,608	62,503
Exco Technologies Ltd.	2,400	13,648
Extendicare, Inc.	8,400	40,697
Fairfax Financial Holdings Ltd.	1,092	646,869
Fiera Capital Corp.	3,700	23,719
Finning International, Inc.	11,000	273,456
First Majestic Silver Corp.	8,788	73,292
First Quantum Minerals Ltd.	26,279	549,064
FirstService Corp.	1,900	232,745
Fortis, Inc.	7,206	288,461
†Fortuna Silver Mines, Inc.	14,658	55,103
Franco-Nevada Corp.	407	55,547
†Frontera Energy Corp.	5,800	52,560
†Galiano Gold, Inc.	4,900	2,606
†GDI Integrated Facility Services, Inc.	1,200	40,325
George Weston Ltd.	2,750	341,191
GFL Environmental, Inc.	3,500	102,305
Gibson Energy, Inc.	11,272	196,802
Gildan Activewear, Inc.	9,982	273,482
†GoldMoney, Inc.	6,400	7,988
†Gran Tierra Energy, Inc.	33,675	33,576
Great-West Lifeco, Inc.	6,395	147,831
Hammond Power Solutions, Inc.	1,600	23,775
Headwater Exploration, Inc.	14,654	64,071
†Heroux-Devtek, Inc.	2,187	21,232
High Liner Foods, Inc.	2,452	24,937
HLS Therapeutics, Inc.	2,317	16,821
Home Capital Group, Inc.	4,312	135,602
Hudbay Minerals, Inc.	19,063	96,438
Hydro One Ltd.	4,900	131,258
iA Financial Corp., Inc.	7,323	428,725
†IAMGOLD Corp.	34,000	87,191
IGM Financial, Inc.	4,694	131,044
†Imperial Metals Corp.	3,600	4,812
Imperial Oil Ltd.	6,480	315,835
Information Services Corp.	1,000	17,851
Innergex Renewable Energy, Inc.	7,872	94,185
InPlay Oil Corp.	5,700	12,756
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
Intact Financial Corp.	4,280	$ 616,111
†Interfor Corp.	7,236	112,227
†International Petroleum Corp.	8,726	97,811
Jamieson Wellness, Inc.	2,000	51,832
†Journey Energy, Inc.	3,866	15,590
†K92 Mining, Inc.	6,500	36,821
†Karora Resources, Inc.	8,800	30,222
K-Bro Linen, Inc.	800	16,130
†Kelt Exploration Ltd.	13,500	49,952
Keyera Corp.	10,894	238,075
†Kinaxis, Inc.	600	67,316
Kinross Gold Corp.	107,332	437,572
Lassonde Industries, Inc. Class A	400	32,874
Laurentian Bank of Canada	3,587	85,569
Leon's Furniture Ltd.	2,194	27,854
†Lightspeed Commerce, Inc.	7,902	112,999
Linamar Corp.	4,576	207,170
Loblaw Cos. Ltd.	4,133	365,438
†Lucara Diamond Corp.	28,465	10,511
Lundin Gold, Inc.	4,100	40,061
Lundin Mining Corp.	50,809	311,834
Magellan Aerospace Corp.	1,000	7,386
Magna International, Inc.	15,021	843,880
†Mainstreet Equity Corp.	200	17,430
†Major Drilling Group International, Inc.	6,566	51,015
†Mandalay Resources Corp.	5,200	11,637
Manulife Financial Corp.	23,153	412,958
Maple Leaf Foods, Inc.	6,022	108,743
Martinrea International, Inc.	9,900	82,329
Medical Facilities	2,900	17,220
†MEG Energy Corp.	28,038	390,337
Methanex Corp.	4,115	155,794
Metro, Inc.	5,671	313,999
Morguard Corp.	186	15,449
†Mountain Province Diamonds, Inc.	4,500	1,728
MTY Food Group, Inc.	600	25,290
Mullen Group Ltd.	8,500	91,340
National Bank of Canada	15,925	1,072,997
Neo Performance Materials, Inc.	900	6,381
†New Gold, Inc.	59,077	58,030
NFI Group, Inc.	5,000	35,155
North American Construction Group Ltd.	2,400	32,068
North West Co., Inc.	3,800	99,827
Northland Power, Inc.	12,745	349,499
Nutrien Ltd.	18,969	1,385,301

LVIP Dimensional International Core Equity Fund–11

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
†Nuvei Corp.	400	$ 10,164
†NuVista Energy Ltd.	10,300	94,936
†Obsidian Energy Ltd.	2,900	19,256
†OceanaGold Corp.	50,766	96,733
Open Text Corp.	11,720	347,381
†Organigram Holdings, Inc.	5,865	4,692
Osisko Gold Royalties Ltd.	12,540	151,300
Pan American Silver Corp.	13,853	226,172
Paramount Resources Ltd. Class A	5,950	125,855
Parex Resources, Inc.	13,860	206,262
Park Lawn Corp.	1,419	27,091
Parkland Corp.	11,221	246,216
Pason Systems, Inc.	5,362	63,124
Pembina Pipeline Corp.	10,863	368,798
†Petrus Resources Ltd.	1,100	1,999
Peyto Exploration & Development Corp.	14,495	148,483
PHX Energy Services Corp.	3,310	18,995
†Pieridae Energy Ltd.	11,200	10,340
Pine Cliff Energy Ltd.	9,500	11,857
Pipestone Energy Corp.	7,479	16,571
Pizza Pizza Royalty Corp.	900	9,066
Polaris Renewable Energy, Inc.	1,700	17,665
Pollard Banknote Ltd.	800	11,297
†Precision Drilling Corp.	1,755	134,536
Premium Brands Holdings Corp.	1,900	115,459
Pulse Seismic, Inc.	4,700	6,318
Quarterhill, Inc.	21,100	24,622
Quebecor, Inc. Class B	8,600	191,817
†Real Matters, Inc.	5,000	15,436
Restaurant Brands International, Inc.	7,756	501,585
†RF Capital Group, Inc.	445	3,780
Richelieu Hardware Ltd.	3,600	96,275
Ritchie Bros Auctioneers, Inc.	4,000	231,320
Rogers Communications, Inc. Class B	9,849	461,270
Rogers Sugar, Inc.	8,922	37,493
Royal Bank of Canada	36,419	3,424,085
Russel Metals, Inc.	6,029	128,150
Sandstorm Gold Ltd.	4,329	22,764
Saputo, Inc.	3,276	81,102
Savaria Corp.	900	9,299
Secure Energy Services, Inc.	24,950	129,541
Shaw Communications, Inc. Class B	25,977	747,618
†ShawCor Ltd.	7,434	75,438
†Shopify, Inc. Class A	1,000	34,719
Sienna Senior Living, Inc.	3,200	25,761
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
†Sierra Wireless, Inc.	1,934	$ 56,045
Sleep Country Canada Holdings, Inc.	2,800	47,521
SNC-Lavalin Group, Inc.	9,870	173,928
Spin Master Corp.	2,381	58,593
Sprott, Inc.	455	15,165
SSR Mining, Inc.	18,197	284,885
Stantec, Inc.	4,440	212,795
Stelco Holdings, Inc.	2,870	93,879
Stella-Jones, Inc.	5,046	180,821
Sun Life Financial, Inc.	13,654	633,819
Suncor Energy, Inc.	48,896	1,551,470
†SunOpta, Inc.	4,163	35,136
Superior Plus Corp.	11,700	97,039
Tamarack Valley Energy Ltd.	31,060	102,310
†Taseko Mines Ltd.	18,300	26,761
TC Energy Corp.	5,815	231,786
†Teck Resources Ltd. Class B	33,311	1,259,486
†TeraGo, Inc.	1,800	3,855
TerraVest Industries, Inc.	900	18,339
TFI International, Inc.	3,781	378,712
Thomson Reuters Corp.	515	58,746
Tidewater Midstream & Infrastructure Ltd.	18,184	13,564
TMX Group Ltd.	1,600	160,142
†Torex Gold Resources, Inc.	6,800	78,095
Toromont Industries Ltd.	4,300	310,305
Toronto-Dominion Bank	22,588	1,462,762
Total Energy Services, Inc.	3,299	20,978
Tourmaline Oil Corp.	14,378	725,484
TransAlta Corp.	26,165	234,238
TransAlta Renewables, Inc.	4,264	35,428
Transcontinental, Inc. Class A	7,600	85,767
†Trican Well Service Ltd.	12,870	34,789
Tricon Residential, Inc.	11,916	91,877
†Trisura Group Ltd.	2,600	86,967
†Uni-Select, Inc.	3,100	98,083
Vermilion Energy, Inc.	14,557	257,671
VersaBank	900	6,720
Wajax Corp.	3,200	46,629
†Wesdome Gold Mines Ltd.	10,300	56,901
West Fraser Timber Co. Ltd.	7,135	515,328
Western Forest Products, Inc.	34,200	29,300
Westshore Terminals Investment Corp.	4,267	70,686
Wheaton Precious Metals Corp.	2,460	96,137
Whitecap Resources, Inc.	58,329	462,669

LVIP Dimensional International Core Equity Fund–12

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
†WildBrain Ltd.	9,347	$ 21,538
Winpak Ltd.	2,095	65,078
WSP Global, Inc.	2,454	284,711
Yamana Gold, Inc.	62,109	344,920
Yellow Pages Ltd.	1,613	16,225
		54,479,296
Chile–0.03%
Antofagasta PLC	7,663	143,178
		143,178
China–0.06%
†AustAsia Group Ltd.	8,360	6,823
Belimo Holding AG	587	279,327
†Fosun Tourism Group	10,800	16,023
		302,173
Denmark–2.35%
†ALK-Abello AS	6,260	86,554
Alm Brand AS	63,402	102,676
†Ambu AS Class B	656	8,404
AP Moller - Maersk AS Class A	52	115,052
AP Moller - Maersk AS Class B	66	148,402
†Bang & Olufsen AS	8,549	10,104
†Bavarian Nordic AS	5,084	156,176
†Better Collective AS	1,369	16,688
†Brodrene Hartmann AS	211	8,960
†Cadeler AS	5,873	23,020
Carlsberg AS Class B	3,065	407,325
cBrain AS	389	8,825
†Chemometec AS	653	64,907
Chr Hansen Holding AS	5,225	375,847
Coloplast AS Class B	3,798	443,942
Columbus AS	4,653	4,213
D/S Norden AS	2,354	141,644
Danske Bank AS	15,418	304,729
†Demant AS	4,628	128,278
Dfds AS	2,990	110,358
DSV AS	3,505	553,238
FLSmidth & Co. AS	3,466	125,582
†Genmab AS	935	395,842
GN Store Nord AS	5,520	126,939
H Lundbeck AS	24,445	91,667
†H Lundbeck AS Class A	3,565	12,255
†H+H International AS Class B	1,148	16,955
†ISS AS	12,503	265,114
Jeudan AS	571	19,727
†Jyske Bank AS	4,346	282,339
Matas AS	3,162	31,726
†Netcompany Group AS	1,727	73,139
†Nilfisk Holding AS	2,249	47,461
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Denmark (continued)
†NKT AS	3,831	$ 215,848
†NNIT AS	488	4,615
Novo Nordisk AS ADR	2,700	365,418
Novo Nordisk AS Class B	24,610	3,322,995
Novozymes AS Class B	3,694	187,125
†NTG Nordic Transport Group AS Class A	319	10,952
Orsted AS	1,635	148,583
Pandora AS	6,883	483,617
Per Aarsleff Holding AS	1,112	41,939
Ringkjoebing Landbobank AS	2,305	314,554
ROCKWOOL AS Class A	423	98,888
ROCKWOOL AS Class B	551	129,525
Royal Unibrew AS	3,551	253,183
†RTX AS	299	5,070
Scandinavian Tobacco Group AS Class A	5,273	92,681
Schouw & Co. AS	848	63,965
SimCorp AS	2,948	202,933
Solar AS Class B	701	62,564
SP Group AS	170	6,277
Spar Nord Bank AS	6,895	105,607
Sparekassen Sjaelland-Fyn AS	1,222	34,038
Sydbank AS	5,781	243,496
†Tivoli AS	204	22,259
Topdanmark AS	3,407	179,207
Tryg AS	13,042	310,430
†Zealand Pharma AS	1,100	31,891
		11,645,748
Faeroe Islands–0.09%
Vestas Wind Systems AS	14,994	436,213
		436,213
Finland–1.60%
†Afarak Group SE	29,162	11,019
Aktia Bank Oyj	3,682	40,281
Alandsbanken Abp Class B	968	37,510
Alma Media Oyj	1,259	12,668
Anora Group Oyj	1,138	8,966
Aspo Oyj	1,168	10,252
Atria Oyj	742	7,363
Cargotec Oyj Class B	3,471	153,526
Caverion Oyj	6,108	45,310
†Citycon Oyj	5,407	36,203
Elisa Oyj	6,877	364,099
†Enento Group Oyj	540	12,370
†Finnair Oyj	46,789	19,443
Fiskars OYJ Abp	2,492	41,027
Fortum Oyj	5,954	99,044
†F-Secure Oyj	11,149	33,775
Gofore Oyj	497	11,811

LVIP Dimensional International Core Equity Fund–13

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Finland (continued)
Harvia Oyj	658	$ 12,453
Huhtamaki Oyj	7,574	259,443
Incap Oyj	669	12,246
Kemira Oyj	10,616	162,845
Kesko Oyj Class A	6,192	134,884
Kesko Oyj Class B	16,144	356,341
Kojamo Oyj	5,368	79,297
Kone Oyj Class B	9,036	467,186
Konecranes Oyj	5,067	155,993
Lassila & Tikanoja Oyj	2,818	32,096
Marimekko Oyj	2,270	21,286
Metsa Board Oyj Class B	13,239	124,215
Metso Outotec Oyj	23,590	242,721
†Musti Group Oyj	1,221	20,403
Neste Oyj	5,875	270,548
Nokia Oyj	92,344	427,722
Nokia Oyj ADR	14,459	67,090
Nordea Bank Abp	39,745	426,727
Olvi Oyj Class A	1,276	45,279
Oriola Oyj Class B	10,932	20,362
Orion Oyj Class A	1,949	106,610
Orion Oyj Class B	7,894	432,985
Outokumpu Oyj	33,170	167,983
Ponsse Oyj	944	25,566
†QT Group Oyj	745	35,488
Raisio Oyj Class V	7,767	20,702
Revenio Group Oyj	982	40,576
Sampo Oyj Class A	12,733	665,418
Sanoma Oyj	5,246	55,145
†Stockmann OYJ Abp Class B	1,585	3,346
Stora Enso Oyj Class R	29,203	411,073
Taaleri Oyj	1,347	16,120
Terveystalo Oyj	6,412	42,898
TietoEVRY Oyj	8,171	231,961
Tokmanni Group Corp.	5,246	63,400
UPM-Kymmene Oyj	17,892	668,996
Uponor Oyj	3,944	70,125
Vaisala Oyj Class A	1,389	58,656
Valmet Oyj	14,000	377,055
Wartsila OYJ Abp	15,057	126,815
†WithSecure Oyj	2,413	3,546
YIT Oyj	11,776	31,010
		7,939,278
France–7.72%
ABC arbitrage	1,320	9,114
†Accor SA	8,251	206,234
†Aeroports de Paris	416	55,752
†Air France-KLM	42,678	56,238
Air Liquide SA	3,826	542,249
Airbus SE	8,491	1,009,082
AKWEL	593	11,045
ALD SA	10,005	115,238
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
France (continued)
Alstom SA	17,250	$ 421,377
Alten SA	1,319	164,913
Amundi SA	3,430	194,597
Arkema SA	5,566	499,767
Assystem SA	625	27,163
†Atos SE	5,977	57,659
Aubay	366	19,100
AXA SA	28,627	798,423
Axway Software SA	477	8,502
Bastide le Confort Medical	242	9,533
Beneteau SA	3,551	53,749
Bigben Interactive	1,625	11,081
BioMerieux	828	86,790
BNP Paribas SA	16,290	928,553
Boiron SA	873	47,379
Bollore SE	33,612	187,815
Bonduelle SCA	1,767	25,308
Bouygues SA	15,835	475,294
Bureau Veritas SA	10,968	288,938
Capgemini SE	1,774	296,146
Carrefour SA	44,535	745,597
†Casino Guichard Perrachon SA	2,697	28,177
Catana Group	1,510	9,520
CBo Territoria	2,578	9,962
Cegedim SA	545	8,494
†CGG SA	51,187	33,128
Chargeurs SA	935	14,092
Cie de Saint-Gobain	20,072	980,839
†Cie des Alpes	1,197	18,426
Cie Generale des Etablissements Michelin SCA	28,449	791,327
Cie Plastic Omnium SA	4,354	63,293
Coface SA	9,918	128,887
Credit Agricole SA	19,727	207,599
Danone SA	6,723	354,290
Dassault Aviation SA	650	110,074
Dassault Systemes SE	2,963	106,238
Derichebourg SA	9,326	55,106
Edenred	6,519	355,054
Eiffage SA	6,266	616,548
Electricite de France SA	6,173	79,295
Electricite de Strasbourg SA	55	5,876
†Elior Group SA	8,292	29,291
Elis SA	17,675	261,477
Engie SA	46,684	669,037
Equasens	336	26,867
Eramet SA	660	59,240
EssilorLuxottica SA	2,215	401,181
†Esso SA Francaise	184	9,297
Etablissements Maurel et Prom SA	5,157	22,164

LVIP Dimensional International Core Equity Fund–14

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
France (continued)
Eurazeo SE	2,356	$ 146,527
†Euroapi SA	433	6,420
Eutelsat Communications SA	19,317	143,918
Exel Industries Class A	95	5,532
†Faurecia SE	11,277	170,570
Fnac Darty SA	1,886	69,530
Gaztransport Et Technigaz SA	2,165	231,289
Getlink SE	8,087	129,634
†GL Events	866	15,073
Groupe Crit	390	25,466
†Groupe Gorge SA	543	11,613
Guerbet	783	14,215
Haulotte Group SA	610	2,263
Hermes International	437	675,951
HEXAOM	195	3,883
†ID Logistics Group	233	66,843
Imerys SA	2,970	115,533
Infotel SA	163	9,631
Interparfums SA	711	42,317
Ipsen SA	2,871	308,863
IPSOS	3,552	222,431
Jacquet Metals SACA	1,315	23,536
†JCDecaux SE	6,129	116,257
Kaufman & Broad SA	1,637	48,101
Kering SA	1,252	637,266
Korian SA	5,582	60,470
La Francaise des Jeux SAEM	5,746	231,147
Lectra	1,962	73,928
Legrand SA	4,014	321,485
Linedata Services	45	2,221
LISI	2,070	43,120
LNA Sante SA	494	15,653
L'Oreal SA	1,888	674,208
LVMH Moet Hennessy Louis Vuitton SE	4,196	3,053,843
Maisons du Monde SA	3,382	42,538
Manitou BF SA	943	25,034
Manutan International	231	25,469
Mersen SA	1,714	69,262
Metropole Television SA	2,859	46,977
†Nacon SA	731	2,035
Neoen SA	2,285	91,993
Nexans SA	2,567	232,055
Nexity SA	3,478	97,022
Oeneo SA	52	779
Orange SA	144,289	1,433,488
†Orpea SA	2,643	17,462
Pernod Ricard SA	855	168,174
†Publicis Groupe SA	7,651	486,650
Quadient SA	3,215	47,389
†Rallye SA	1,545	4,432
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
France (continued)
Remy Cointreau SA	591	$ 99,703
†Renault SA	11,533	386,105
†Rexel SA	17,812	351,593
Robertet SA	30	26,879
Rothschild & Co.	3,047	121,823
Rubis SCA	4,691	123,528
Safran SA	1,033	129,287
Samse SA	6	1,204
Sanofi	9,974	959,191
Sartorius Stedim Biotech	368	119,162
Savencia SA	292	18,254
Schneider Electric SE	3,673	513,960
SCOR SE	14,330	329,647
SEB SA	1,763	147,674
Seche Environnement SA	286	27,492
†SMCP SA	2,424	16,840
Societe BIC SA	1,667	114,115
Societe Generale SA	21,479	539,857
Societe LDC SA	194	22,324
Societe pour l'Informatique Industrielle	665	32,282
Sodexo SA	4,088	391,564
†SOITEC	977	159,855
†Solocal Group	4,175	2,726
Somfy SA	487	74,547
Sopra Steria Group SACA	1,307	197,550
SPIE SA	10,196	265,872
Stef SA	359	34,817
STMicroelectronics NV	3,188	113,397
Synergie SE	615	19,750
†Technicolor Creative Studios SA	8,058	1,930
Technip Energies NV	10,199	160,160
Teleperformance	1,886	449,602
Television Francaise 1	5,220	39,980
Thales SA	1,965	250,940
Thermador Groupe	504	46,505
Totalenergies EP Gabon	103	17,421
TotalEnergies SE	79,656	5,000,952
TotalEnergies SE ADR	4,971	308,600
Trigano SA	757	103,398
†Ubisoft Entertainment SA	7,366	208,241
Valeo SA	19,292	344,874
†Vallourec SA	5,452	71,609
†Vantiva SA	8,058	1,772
Veolia Environnement SA	11,043	283,703
Verallia SA	5,220	177,020
Vetoquinol SA	184	17,254
Vicat SA	1,860	46,690
Vilmorin & Cie SA	695	33,962
Vinci SA	14,214	1,419,442
Virbac SA	258	62,968
Vivendi SE	26,554	253,378
†Voltalia SA	2,127	38,843

LVIP Dimensional International Core Equity Fund–15

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
France (continued)
Wavestone	400	$ 18,476
†Worldline SA	7,104	277,791
		38,293,420
Georgia–0.01%
TBC Bank Group PLC	2,330	63,943
		63,943
Germany–6.44%
1&1 AG	3,646	45,273
7C Solarparken AG	10,539	48,172
†Aareal Bank AG	4,558	156,131
Adesso SE	209	29,487
adidas AG	3,823	521,608
†ADVA Optical Networking SE	574	13,554
AIXTRON SE	1,396	40,303
All for One Group SE	186	9,079
Allgeier SE	430	13,049
Allianz SE	6,283	1,351,180
Amadeus Fire AG	434	53,705
Atoss Software AG	302	45,000
Aurubis AG	2,910	237,862
†Auto1 Group SE	1,704	14,228
BASF SE	24,372	1,210,268
Basler AG	591	18,694
†Bauer AG	1,332	8,213
Bayer AG	27,781	1,437,096
Bayerische Motoren Werke AG	8,385	748,395
BayWa AG	1,470	67,978
Bechtle AG	5,550	196,409
Beiersdorf AG	736	84,458
Bertrandt AG	393	16,806
†bet-at-home.com AG	209	1,197
Bilfinger SE	2,641	76,557
†Borussia Dortmund GmbH & Co. KGaA	4,770	18,913
Brenntag SE	8,227	525,929
CANCOM SE	1,984	58,106
Carl Zeiss Meditec AG	1,406	177,446
CECONOMY AG	11,681	23,220
CENIT AG	409	5,341
Cewe Stiftung & Co. KGAA	635	60,293
†Commerzbank AG	78,497	742,463
CompuGroup Medical SE & Co. KgaA	1,908	73,486
Continental AG	4,692	281,162
Covestro AG	17,209	673,301
CropEnergies AG	3,133	43,665
†CTS Eventim AG & Co. KGaA	4,665	297,621
†Daimler Truck Holding AG	13,682	423,925
†Delivery Hero SE	2,512	120,412
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Germany (continued)
Dermapharm Holding SE	1,610	$ 64,663
Deutsche Bank AG	56,828	648,495
Deutsche Boerse AG	2,208	381,477
†Deutsche Lufthansa AG	40,384	335,673
Deutsche Post AG	22,806	858,838
Deutsche Telekom AG	106,576	2,126,302
Deutsche Telekom AG ADR	3,637	72,667
Deutsche Wohnen SE	773	16,454
Deutz AG	7,084	30,681
DIC Asset AG	2,395	19,536
Draegerwerk AG & Co. KGaA	351	13,639
Duerr AG	2,831	95,520
DWS Group GmbH & Co. KGaA	2,488	80,857
E.ON SE	121,614	1,215,115
Eckert & Ziegler Strahlen- und Medizintechnik AG	840	41,722
EDAG Engineering Group AG	532	5,752
Elmos Semiconductor SE	625	35,860
ElringKlinger AG	2,669	19,871
Encavis AG	7,098	140,450
Energiekontor AG	647	53,329
EuroEyes International Eye Clinic Ltd. Class C	9,000	6,330
Evonik Industries AG	14,168	272,005
†Evotec SE	2,013	32,882
Fielmann AG	2,159	85,557
†flatexDEGIRO AG	2,364	16,008
†Fraport AG Frankfurt Airport Services Worldwide	3,183	129,646
Freenet AG	12,168	265,975
Fresenius Medical Care AG & Co. KGaA	7,027	229,949
Fresenius SE & Co. KGaA	16,582	465,943
FUCHS PETROLUB SE	2,470	73,503
GEA Group AG	7,866	321,650
Gerresheimer AG	2,876	193,337
Gesco AG	598	15,427
GFT Technologies SE	1,564	56,839
†GK Software SE	98	13,512
†H&R GmbH & Co. KGaA	1,285	8,281
Hamburger Hafen und Logistik AG	2,777	35,374
Hannover Rueck SE	1,053	209,093
Hapag-Lloyd AG	700	133,078
Hawesko Holding SE	179	7,511
HeidelbergCement AG	8,143	464,424
†Heidelberger Druckmaschinen AG	22,239	35,137
Hella GmbH & Co. KGaA	313	25,481
†HelloFresh SE	5,408	118,848

LVIP Dimensional International Core Equity Fund–16

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Germany (continued)
Henkel AG & Co. KGaA	1,418	$ 91,453
Hensoldt AG	2,441	57,747
HOCHTIEF AG	1,815	102,350
Hornbach Holding AG & Co. KGaA	973	80,460
HUGO BOSS AG	5,172	299,850
†Hypoport SE	189	19,705
Indus Holding AG	1,375	32,307
Infineon Technologies AG	18,391	559,691
Instone Real Estate Group SE	2,366	20,439
IVU Traffic Technologies AG	706	12,152
Jenoptik AG	3,103	84,900
JOST Werke AG	1,011	56,925
KION Group AG	6,175	176,950
Kloeckner & Co. SE	3,350	33,117
Knorr-Bremse AG	3,300	180,298
†Koenig & Bauer AG	1,264	22,028
Kontron AG	2,163	35,402
Krones AG	723	81,263
KWS Saat SE & Co. KGaA	831	57,020
LANXESS AG	7,396	298,473
LEG Immobilien SE	2,800	182,413
Leifheit AG	726	10,507
†Leoni AG	1,918	11,302
†Manz AG	413	9,306
†Medigene AG	1,735	3,752
†Medios AG	567	10,622
Mercedes-Benz Group AG	27,061	1,778,600
Merck KGaA	1,932	374,121
†METRO AG	15,327	149,712
MLP SE	5,885	32,380
MTU Aero Engines AG	1,945	420,985
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	775	252,198
Mutares SE & Co. KGaA	479	9,229
†Nagarro SE	732	86,663
Nemetschek SE	3,062	156,314
New Work SE	230	37,571
Nexus AG	924	55,192
†Nordex SE	4,799	67,810
Norma Group SE	2,359	42,928
OHB SE	563	19,436
PATRIZIA SE	1,823	20,217
Pfeiffer Vacuum Technology AG	280	51,433
PNE AG	4,798	109,654
ProSiebenSat.1 Media SE	18,951	169,389
PSI Software AG	901	21,652
Puma SE	4,816	292,305
†PVA TePla AG	1,053	20,921
†q.beyond AG	11,002	9,092
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Germany (continued)
Rational AG	241	$ 143,178
Rheinmetall AG	3,355	668,172
RWE AG	8,694	387,057
Salzgitter AG	2,683	81,910
SAP SE	3,949	407,460
Scout24 SE	2,339	117,502
Secunet Security Networks AG	79	16,609
†SGL Carbon SE	5,077	37,662
Siemens AG	5,636	782,125
Siemens Healthineers AG	975	48,772
Siltronic AG	1,210	88,271
Sirius Real Estate Ltd.	39,684	35,502
Sixt SE	1,131	104,058
†SMA Solar Technology AG	531	37,998
Software AG	4,123	106,894
STRATEC SE	652	56,602
Stroeer SE & Co. KGaA	2,308	107,619
Suedzucker AG	6,783	118,642
SUESS MicroTec SE	1,510	24,472
Surteco Group SE	396	8,096
Symrise AG	1,740	189,331
Synlab AG	3,751	45,493
TAG Immobilien AG	9,159	59,267
Takkt AG	2,185	31,669
Talanx AG	2,851	135,258
†TeamViewer AG	11,573	149,217
Technotrans SE	604	16,455
Telefonica Deutschland Holding AG	92,145	227,160
thyssenkrupp AG	34,721	211,704
Traffic Systems SE	421	11,469
United Internet AG	8,611	174,121
Varta AG	609	14,694
VERBIO Vereinigte BioEnergie AG	2,083	135,123
†Vitesco Technologies Group AG Class A	1,970	114,402
Volkswagen AG	1,307	206,574
Vonovia SE	10,495	247,381
Vossloh AG	732	30,638
Wacker Chemie AG	1,267	161,937
Wacker Neuson SE	2,960	51,774
Washtec AG	765	28,252
†Westwing Group SE	241	2,477
Wuestenrot & Wuerttembergische AG	1,974	32,626
†Zalando SE	3,215	113,948
=ZEAL Network SE	623	18,673
		31,939,154
Greenland–0.13%
Ferguson PLC	5,075	640,538
		640,538

LVIP Dimensional International Core Equity Fund–17

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Guernsey–0.00%
=†πRaven Property Group Ltd.	26,309	$ 0
		0
Hong Kong–2.37%
AIA Group Ltd.	197,400	2,195,174
Analogue Holdings Ltd.	86,000	13,222
†Apollo Future Mobility Group Ltd.	332,000	10,251
ASMPT Ltd.	23,700	168,972
Bank of East Asia Ltd.	80,321	97,347
†Blue River Holdings Ltd.	170,000	20,255
BOC Aviation Ltd.	11,000	91,814
BOC Hong Kong Holdings Ltd.	58,000	197,657
BOCOM International Holdings Co. Ltd.	59,000	4,233
=Brightoil Petroleum Holdings Ltd.	123,000	0
Budweiser Brewing Co. APAC Ltd.	20,200	63,534
=Burwill Holdings Ltd.	208,000	0
Cafe de Coral Holdings Ltd.	48,000	91,628
†Cathay Pacific Airways Ltd.	100,909	110,147
†Century City International Holdings Ltd.	124,000	4,766
†China Energy Development Holdings Ltd.	840,000	13,452
Chow Sang Sang Holdings International Ltd.	30,000	39,741
†Chow Tai Fook Jewellery Group Ltd.	52,600	107,283
CITIC Telecom International Holdings Ltd.	159,000	53,981
CK Asset Holdings Ltd.	38,280	235,650
CK Hutchison Holdings Ltd.	45,680	274,181
CK Infrastructure Holdings Ltd.	17,000	88,970
CK Life Sciences International Holdings, Inc.	194,000	19,635
CLP Holdings Ltd.	23,500	171,460
Convenience Retail Asia Ltd.	48,000	5,043
†Cowell e Holdings, Inc.	22,000	30,609
Crystal International Group Ltd.	46,500	14,476
CSI Properties Ltd.	300,000	4,881
Dah Sing Banking Group Ltd.	44,000	31,568
Dah Sing Financial Holdings Ltd.	13,200	30,576
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Hong Kong (continued)
Eagle Nice International Holdings Ltd.	4,000	$ 2,075
EC Healthcare	28,000	28,805
Emperor International Holdings Ltd.	106,000	8,963
†Esprit Holdings Ltd.	212,000	22,815
ESR Group Ltd.	60,800	127,591
Fairwood Holdings Ltd.	6,000	10,716
Far East Consortium International Ltd.	134,163	32,142
First Pacific Co. Ltd.	172,000	51,344
Fountain SET Holdings Ltd.	66,000	7,695
FSE Lifestyle Services Ltd.	22,000	15,333
†Fullwealth International Group Holdings Ltd.	40,000	9,378
Galaxy Entertainment Group Ltd.	10,000	66,108
Giordano International Ltd.	126,000	27,927
=Gold Fin Holdings	80,000	0
†Goodbaby International Holdings Ltd.	98,000	7,910
Great Eagle Holdings Ltd.	14,722	32,366
Guotai Junan International Holdings Ltd.	312,000	28,780
†Haitong International Securities Group Ltd.	225,350	25,118
Hang Lung Group Ltd.	52,000	95,533
Hang Lung Properties Ltd.	96,000	187,684
Hang Seng Bank Ltd.	9,900	164,631
Hanison Construction Holdings Ltd.	16,639	2,473
Henderson Land Development Co. Ltd.	34,412	120,137
HK Electric Investments & HK Electric Investments Ltd.	84,000	55,638
HKBN Ltd.	69,000	44,465
HKR International Ltd.	50,160	15,744
HKT Trust & HKT Ltd.	244,000	299,160
Hong Kong & China Gas Co. Ltd.	266,362	253,208
Hong Kong Exchanges & Clearing Ltd.	14,743	636,906
Hong Kong Technology Venture Co. Ltd.	17,000	11,696
†Hongkong & Shanghai Hotels Ltd.	43,044	44,779
Hongkong Land Holdings Ltd.	28,600	131,560
Hysan Development Co. Ltd.	27,000	87,516
†IGG, Inc.	87,000	32,324
†IRC Ltd.	298,000	5,078

LVIP Dimensional International Core Equity Fund–18

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Hong Kong (continued)
ITC Properties Group Ltd.	32,819	$ 4,205
Johnson Electric Holdings Ltd.	30,051	37,846
K Wah International Holdings Ltd.	78,000	27,081
Karrie International Holdings Ltd.	52,000	9,860
Kerry Logistics Network Ltd.	49,000	88,138
Kerry Properties Ltd.	41,500	90,386
†Kingston Financial Group Ltd.	186,000	6,791
Kowloon Development Co. Ltd.	35,000	33,137
†Lai Sun Development Co. Ltd.	45,450	9,549
†Lai Sun Garment International Ltd.	32,185	6,639
†Landing International Development Ltd.	96,000	3,075
Liu Chong Hing Investment Ltd.	10,000	9,288
L'Occitane International SA	27,750	86,569
Luk Fook Holdings International Ltd.	30,000	89,168
Man Wah Holdings Ltd.	120,400	119,853
†Mandarin Oriental International Ltd.	11,700	22,464
†Melco International Development Ltd.	31,000	33,600
†Melco Resorts & Entertainment Ltd. ADR	600	6,900
†Midland Holdings Ltd.	68,000	6,882
Modern Dental Group Ltd.	35,000	10,807
MTR Corp. Ltd.	15,438	81,784
†NagaCorp Ltd.	70,663	62,285
Nameson Holdings Ltd.	38,000	2,386
New World Development Co. Ltd.	84,769	238,925
=†NewOcean Energy Holdings Ltd.	62,000	116
Nissin Foods Co. Ltd.	36,000	30,855
=Pacific Andes International Holdings Ltd.	338,000	0
Pacific Basin Shipping Ltd.	482,000	163,025
†Pacific Century Premium Developments Ltd.	37,368	1,795
Pacific Textiles Holdings Ltd.	82,000	26,894
PC Partner Group Ltd.	28,000	17,721
PCCW Ltd.	313,444	141,353
Perfect Medical Health Management Ltd.	42,000	22,061
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Hong Kong (continued)
Pico Far East Holdings Ltd.	58,000	$ 9,586
Plover Bay Technologies Ltd.	24,000	6,150
Power Assets Holdings Ltd.	23,000	125,970
PRADA SpA	18,300	103,393
Public Financial Holdings Ltd.	24,000	7,410
†Regal Hotels International Holdings Ltd.	18,000	7,379
Regina Miracle International Holdings Ltd.	29,000	13,487
†Sa Sa International Holdings Ltd.	124,445	29,017
†Samsonite International SA	82,800	217,994
†Shangri-La Asia Ltd.	84,000	68,875
†Shenwan Hongyuan HK Ltd.	20,000	1,332
†Shun Tak Holdings Ltd.	92,000	19,802
Sino Land Co. Ltd.	150,563	188,265
SITC International Holdings Co. Ltd.	109,000	242,425
†SJM Holdings Ltd.	191,250	110,750
SmarTone Telecommunications Holdings Ltd.	33,500	20,215
Soundwill Holdings Ltd.	5,000	4,388
Stella International Holdings Ltd.	36,000	33,899
Sun Hung Kai Properties Ltd.	15,000	205,241
SUNeVision Holdings Ltd.	70,000	37,845
Swire Pacific Ltd. Class A	18,000	158,428
Swire Pacific Ltd. Class B	35,000	47,621
Swire Properties Ltd.	18,400	46,769
Tai Hing Group Holdings Ltd.	62,000	9,611
Tao Heung Holdings Ltd.	2,000	233
Techtronic Industries Co. Ltd.	37,000	412,878
†Television Broadcasts Ltd.	36,000	17,019
Texhong Textile Group Ltd.	9,500	7,607
Texwinca Holdings Ltd.	36,000	5,765
Town Health International Medical Group Ltd.	336,000	16,358
Tradelink Electronic Commerce Ltd.	74,000	8,343
Transport International Holdings Ltd.	14,232	20,750
United Laboratories International Holdings Ltd.	98,000	61,521
Value Partners Group Ltd.	41,000	15,128

LVIP Dimensional International Core Equity Fund–19

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Hong Kong (continued)
Vitasoy International Holdings Ltd.	30,000	$ 61,726
†VPower Group International Holdings Ltd.	11,052	644
VSTECS Holdings Ltd.	60,000	34,591
VTech Holdings Ltd.	12,100	77,975
†Wang On Group Ltd.	1,220,000	6,408
WH Group Ltd.	672,341	391,064
Wharf Real Estate Investment Co. Ltd.	25,000	145,731
Wing Tai Properties Ltd.	16,000	7,174
Xinyi Glass Holdings Ltd.	144,000	268,243
YTO Express Holdings Ltd.	28,000	8,538
Yue Yuen Industrial Holdings Ltd.	58,500	82,143
†Zensun Enterprises Ltd.	55,000	9,794
†Zhaobangji Properties Holdings Ltd.	112,000	6,027
		11,757,054
Ireland–0.91%
AIB Group PLC	48,458	187,569
Bank of Ireland Group PLC	63,663	606,518
†C&C Group PLC	26,878	56,962
†Cairn Homes PLC	46,656	43,351
COSMO Pharmaceuticals NV	651	43,088
CRH PLC ADR	30,303	1,205,756
†Dalata Hotel Group PLC	7,555	26,445
DCC PLC	4,771	235,330
FBD Holdings PLC	1,118	13,224
†Flutter Entertainment PLC	4,863	664,232
Glanbia PLC	9,743	124,318
†Glenveagh Properties PLC	42,689	38,659
Grafton Group PLC	17,984	171,456
†Hostelworld Group Plc	9,886	13,768
Irish Continental Group PLC	13,703	62,781
James Hardie Industries PLC	11,293	202,986
Kerry Group PLC Class A	1,318	118,850
Kingspan Group PLC	4,808	260,321
†Permanent TSB Group Holdings PLC	929	1,800
Smurfit Kappa Group PLC	12,570	465,024
		4,542,438
Isle Of Man–0.03%
Entain PLC	9,595	153,292
Strix Group PLC	6,954	6,894
		160,186
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Israel–0.97%
Afcon Holdings Ltd.	294	$ 12,219
†AFI Properties Ltd.	894	26,476
Africa Israel Residences Ltd.	328	14,558
†Airport City Ltd.	3,084	49,384
Alrov Properties & Lodgings Ltd.	323	16,932
Amot Investments Ltd.	3,705	21,762
Arad Ltd.	603	7,542
Ashtrom Group Ltd.	2,536	47,589
AudioCodes Ltd.	2,027	36,263
Aura Investments Ltd.	6,537	10,264
Azorim-Investment Development & Construction Co. Ltd.	3,495	11,229
Azrieli Group Ltd.	254	16,939
Bank Hapoalim BM	19,205	172,920
Bank Leumi Le-Israel BM	42,502	353,991
Bezeq The Israeli Telecommunication Corp. Ltd.	98,436	168,868
†Big Shopping Centers Ltd.	238	24,358
Blue Square Real Estate Ltd.	300	17,714
†Brack Capital Properties NV	158	16,361
†Cellcom Israel Ltd.	9,940	52,127
†Clal Insurance Enterprises Holdings Ltd.	5,502	92,577
Danel Adir Yeoshua Ltd.	390	30,613
Delek Automotive Systems Ltd.	3,464	40,580
†Delek Group Ltd.	768	84,151
Delta Galil Ltd.	858	35,909
Delta Israel Brands Ltd.	528	6,493
Dor Alon Energy in Israel 1988 Ltd.	819	21,597
Duniec Brothers Ltd.	208	10,419
Elbit Systems Ltd.	380	62,335
Electra Consumer Products 1970 Ltd.	515	14,869
Electra Ltd.	132	71,283
Electra Real Estate Ltd.	1,339	12,885
Energix-Renewable Energies Ltd.	6,392	20,144
†Enlight Renewable Energy Ltd.	14,426	29,336
†Equital Ltd.	1,918	57,163
†Fattal Holdings 1998 Ltd.	340	28,658
First International Bank Of Israel Ltd.	3,294	129,921
FMS Enterprises Migun Ltd.	399	13,303
Formula Systems 1985 Ltd.	762	55,081

LVIP Dimensional International Core Equity Fund–20

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Israel (continued)
Fox Wizel Ltd.	970	$ 88,318
Gav-Yam Lands Corp. Ltd.	2,549	19,916
†Gilat Satellite Networks Ltd.	1,455	8,042
†Hagag Group Real Estate Development	2,121	11,296
†Hamat Group Ltd.	832	5,559
Harel Insurance Investments & Financial Services Ltd.	9,588	84,236
Hilan Ltd.	1,352	67,031
ICL Group Ltd.	17,105	123,591
IDI Insurance Co. Ltd.	511	11,037
Ilex Medical Ltd.	301	8,225
Infinya Ltd.	295	28,952
Inrom Construction Industries Ltd.	7,985	30,211
Isracard Ltd.	1	2
Israel Canada T.R Ltd.	3,989	8,652
Israel Discount Bank Ltd. Class A	49,341	259,036
Israel Land Development - Urban Renewal Ltd.	991	10,896
Isras Investment Co. Ltd.	128	24,415
†Kamada Ltd.	634	2,463
Kerur Holdings Ltd.	403	8,947
M Yochananof & Sons Ltd.	297	15,906
Malam - Team Ltd.	1,739	37,219
Matrix IT Ltd.	2,451	51,112
Maytronics Ltd.	4,037	40,155
Mediterranean Towers Ltd.	4,876	11,313
Mega Or Holdings Ltd.	1,052	28,844
†Mehadrin Ltd.	38	1,257
†Meitav Investments House Ltd.	2,844	9,161
Menora Mivtachim Holdings Ltd.	2,003	38,898
Meshulam Levinstein Contracting & Engineering Ltd.	119	9,331
†Migdal Insurance & Financial Holdings Ltd.	29,788	33,990
Mivne Real Estate KD Ltd.	22,490	71,531
Mizrahi Tefahot Bank Ltd.	6,227	200,978
†Naphtha Israel Petroleum Corp. Ltd.	2,641	12,218
†Neto Malinda Trading Ltd.	834	20,699
†Neto ME Holdings Ltd.	91	2,557
†Nice Ltd. Sponsored ADR	114	21,922
†Nova Ltd.	1,065	85,995
Oil Refineries Ltd.	183,266	64,243
One Software Technologies Ltd.	1,800	25,098
†OPC Energy Ltd.	3,139	35,099
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Israel (continued)
Palram Industries 1990 Ltd.	1,245	$ 8,485
†Partner Communications Co. Ltd.	10,680	77,283
†Paz Oil Co. Ltd.	681	84,923
†Perion Network Ltd.	1,094	27,130
Phoenix Holdings Ltd.	12,304	131,239
Plasson Industries Ltd.	216	9,619
Plus500 Ltd.	6,766	147,563
Prashkovsky Investments & Construction Ltd.	354	8,162
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	855	59,789
Retailors Ltd.	581	10,955
†Sano-Brunos Enterprises Ltd.	99	6,733
Scope Metals Group Ltd.	396	14,721
Shapir Engineering & Industry Ltd.	3,710	29,262
†Shikun & Binui Ltd.	15,502	43,255
Shufersal Ltd.	9,132	52,568
Strauss Group Ltd.	1,472	38,919
Tadiran Group Ltd.	443	44,273
Tamar Petroleum Ltd.	6,761	17,575
Telsys Ltd.	266	14,793
†Teva Pharmaceutical Industries Ltd. ADR	16,898	154,110
TIV TAAM Holdings 1 Ltd.	2,570	4,618
†Tower Semiconductor Ltd.	5,841	252,331
YH Dimri Construction & Development Ltd.	672	41,696
		4,793,166
Italy–2.31%
A2A SpA	103,471	137,897
ACEA SpA	4,679	64,712
Amplifon SpA	7,582	225,791
Anima Holding SpA	20,240	81,074
Aquafil SpA	1,318	8,663
Arnoldo Mondadori Editore SpA	9,603	18,585
Ascopiave SpA	2,898	7,430
Assicurazioni Generali SpA	21,987	391,050
Avio SpA	2,148	22,005
Azimut Holding SpA	9,520	213,291
Banca Generali SpA	4,558	156,424
Banca IFIS SpA	2,288	32,599
Banca Mediolanum SpA	10,637	88,791
†Banca Monte dei Paschi di Siena S.p.A.	34	70
Banca Popolare di Sondrio SPA	34,148	138,173
Banco BPM SpA	134,908	481,470

LVIP Dimensional International Core Equity Fund–21

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Italy (continued)
Banco di Desio e della Brianza SpA	4,685	$ 15,296
BFF Bank SpA	10,088	80,018
Biesse SpA	1,326	17,998
BPER Banca	87,370	179,428
Brembo SpA	9,007	100,754
Brunello Cucinelli SpA	2,373	175,526
Buzzi Unicem SpA	7,991	153,971
Carel Industries SpA	2,350	59,116
Cementir Holding NV	2,477	16,280
†CIR SpA-Compagnie Industriali	42,425	19,732
CNH Industrial NV	39,714	636,190
Credito Emiliano SpA	7,868	55,840
Danieli & C Officine Meccaniche SpA	5,604	95,794
Datalogic SpA	1,618	14,419
Davide Campari-Milano NV	4,307	43,725
De' Longhi SpA	2,087	46,870
DiaSorin SpA	652	91,010
Digital Bros SpA	331	7,944
doValue SpA	3,693	28,305
El.En. SpA	833	12,706
Elica SpA	3,193	10,151
Emak SpA	9,453	11,799
Enav SpA	7,019	29,753
Enel SpA	125,556	676,039
Eni SpA	81,248	1,155,508
ERG SpA	501	15,531
Esprinet SpA	1,533	11,052
Ferrari NV	1,901	407,392
†Fincantieri SpA	11,573	6,572
FinecoBank Banca Fineco SpA	20,164	334,992
Gefran SpA	845	7,878
†Geox SpA	789	678
Gruppo MutuiOnline SpA	1,221	34,401
Hera SpA	65,181	175,758
IMMSI SpA	4,790	2,102
Infrastrutture Wireless Italiane SpA	8,182	82,452
Interpump Group SpA	573	25,860
Intesa Sanpaolo SpA	201,890	449,083
Iren SpA	40,187	63,151
Italgas SpA	26,577	147,652
†Iveco Group NV	9,343	55,587
†KME Group SpA	24,066	14,091
Leonardo SpA	19,643	169,476
LU-VE SpA	721	21,726
Maire Tecnimont SpA	9,843	32,684
Mediobanca Banca di Credito Finanziario SpA	27,877	268,091
MFE-MediaForEurope NV Class A	90,865	35,152
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Italy (continued)
MFE-MediaForEurope NV Class B	31,335	$ 18,834
Moncler SpA	4,986	264,194
†Newlat Food SpA	1,500	6,977
†Nexi SpA	10,855	85,591
Orsero SpA	801	11,421
OVS SpA	25,902	58,393
Pharmanutra SpA	227	15,138
Piaggio & C SpA	13,390	40,191
Pirelli & C SpA	24,241	103,899
Poste Italiane SpA	20,082	196,179
Prima Industrie SpA	237	6,292
Prysmian SpA	7,474	277,299
RAI Way SpA	7,667	44,401
Recordati Industria Chimica e Farmaceutica SpA	3,011	124,896
Reply SpA	1,326	151,878
Rizzoli Corriere Della Sera Mediagroup SpA	17,359	12,468
Sabaf SpA	510	9,106
SAES Getters SpA	445	11,242
†Safilo Group SpA	2,772	4,516
Salvatore Ferragamo SpA	4,152	73,290
Sanlorenzo SpA/Ameglia	298	11,787
†Saras SpA	65,049	80,007
Sesa SpA	667	82,823
SIT SpA	893	5,869
Snam SpA	23,121	112,043
SOL SpA	1,655	31,357
†Spaxs SpA	2,590	19,130
Technogym SpA	11,594	88,737
†Telecom Italia SpA	880,675	200,454
Terna - Rete Elettrica Nazionale	26,385	194,882
Tinexta Spa	1,206	29,434
UniCredit SpA	45,193	642,057
Unieuro SpA	1,596	20,997
Unipol Gruppo SpA	32,825	160,157
UnipolSai Assicurazioni SpA	34,850	85,876
Webuild SpA	8,251	12,144
Zignago Vetro SpA	1,349	20,361
		11,477,878
Japan–22.07%
77 Bank Ltd.	4,800	80,829
A&D HOLON Holdings Co. Ltd.	2,600	20,148
ABC-Mart, Inc.	600	34,151
Achilles Corp.	800	7,571
Adastria Co. Ltd.	1,600	28,589
ADEKA Corp.	6,100	100,582
Ad-sol Nissin Corp.	1,300	13,402

LVIP Dimensional International Core Equity Fund–22

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Advan Group Co. Ltd.	1,400	$ 9,163
Advantest Corp.	5,100	329,534
Adventure, Inc.	300	21,213
Aeon Co. Ltd.	12,600	267,188
Aeon Delight Co. Ltd.	1,500	34,631
Aeon Fantasy Co. Ltd.	1,000	20,611
Aeon Hokkaido Corp.	2,300	19,593
Aeon Mall Co. Ltd.	4,400	57,162
Aeria, Inc.	1,700	5,065
AGC, Inc.	13,800	462,138
Agro-Kanesho Co. Ltd.	800	10,058
Ahresty Corp.	1,900	6,587
Ai Holdings Corp.	2,000	31,926
Aica Kogyo Co. Ltd.	2,800	66,778
Aichi Financial Group, Inc.	2,698	47,345
Aichi Steel Corp.	1,200	19,832
Aichi Tokei Denki Co. Ltd.	1,500	15,258
Ain Holdings, Inc.	1,500	69,034
Air Water, Inc.	13,900	162,576
Airport Facilities Co. Ltd.	2,700	10,698
Airtrip Corp.	1,500	27,911
Aisan Industry Co. Ltd.	2,000	10,530
Aisin Corp.	10,400	279,732
Ajinomoto Co., Inc.	6,600	202,717
†Akebono Brake Industry Co. Ltd.	7,100	8,115
Akita Bank Ltd.	1,500	21,865
Albis Co. Ltd.	600	10,959
Alconix Corp.	2,700	27,239
Alfresa Holdings Corp.	10,800	137,921
Alinco, Inc.	2,100	15,889
Alleanza Holdings Co. Ltd.	1,600	12,069
†Allied Architects, Inc.	3,000	28,756
Alpen Co. Ltd.	2,200	32,738
†AlphaPolis Co. Ltd.	600	10,437
Alps Alpine Co. Ltd.	18,024	164,391
Alps Logistics Co. Ltd.	1,100	9,597
Altech Corp.	1,980	31,652
Amada Co. Ltd.	18,700	147,332
Amano Corp.	3,800	70,446
Amiyaki Tei Co. Ltd.	300	6,624
Amvis Holdings, Inc.	2,000	50,899
†ANA Holdings, Inc.	3,100	66,138
Anest Iwata Corp.	1,300	8,539
Anritsu Corp.	8,100	79,124
AOKI Holdings, Inc.	3,000	15,635
Aoyama Trading Co. Ltd.	3,400	23,782
Aoyama Zaisan Networks Co. Ltd.	1,300	10,698
Aozora Bank Ltd.	6,700	132,479
Arakawa Chemical Industries Ltd.	1,000	7,383
Arata Corp.	1,100	35,161
Arcland Corp.	2,300	27,479
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Arcland Service Holdings Co. Ltd.	1,400	$ 23,042
Arcs Co. Ltd.	3,600	60,238
Arealink Co. Ltd.	700	9,494
Argo Graphics, Inc.	800	22,676
Arisawa Manufacturing Co. Ltd.	1,500	14,847
ARTERIA Networks Corp.	1,900	17,995
As One Corp.	700	30,722
Asahi Co. Ltd.	1,900	19,863
Asahi Group Holdings Ltd.	6,500	204,004
Asahi Holdings, Inc.	6,600	96,807
Asahi Intecc Co. Ltd.	4,700	77,498
Asahi Kasei Corp.	72,500	520,051
Asahi Net, Inc.	1,400	6,091
ASAHI YUKIZAI Corp.	1,500	32,014
Asanuma Corp.	1,000	23,011
Asia Pile Holdings Corp.	1,700	7,021
Asics Corp.	6,800	150,984
ASKA Pharmaceutical Holdings Co. Ltd.	2,200	21,742
ASKUL Corp.	2,000	26,044
Astellas Pharma, Inc.	7,300	111,608
Astena Holdings Co. Ltd.	2,300	7,431
Asteria Corp.	3,800	21,108
†Atrae, Inc.	700	6,230
Aucnet, Inc.	1,200	16,769
Autobacs Seven Co. Ltd.	6,600	72,618
Avant Group Corp.	2,000	20,756
Avantia Co. Ltd.	1,400	8,449
Awa Bank Ltd.	2,500	40,613
Axial Retailing, Inc.	1,600	41,329
Azbil Corp.	2,000	50,671
AZ-Com Maruwa Holdings, Inc.	3,100	37,203
Bandai Namco Holdings, Inc.	2,700	171,044
Bando Chemical Industries Ltd.	4,300	31,323
Bank of Iwate Ltd.	1,400	20,983
Bank of Kochi Ltd.	500	2,713
Bank of Kyoto Ltd.	3,300	147,348
Bank of Nagoya Ltd.	700	17,735
Bank of Saga Ltd.	1,500	20,299
Bank of the Ryukyus Ltd.	3,500	23,282
Bank of Toyama Ltd.	500	6,663
Baroque Japan Ltd.	2,900	18,164
Base Co. Ltd.	600	15,955
BayCurrent Consulting, Inc.	5,000	156,774
Beauty Garage, Inc.	600	15,590
Belc Co. Ltd.	900	39,432
Bell System24 Holdings, Inc.	3,000	31,157

LVIP Dimensional International Core Equity Fund–23

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Belluna Co. Ltd.	3,800	$ 19,689
Benefit One, Inc.	3,600	53,023
Benesse Holdings, Inc.	5,200	79,482
†Bengo4.com, Inc.	600	11,868
Bic Camera, Inc.	6,700	65,448
BIPROGY, Inc.	4,100	104,499
BML, Inc.	1,700	43,459
Bourbon Corp.	500	8,145
BP Castrol KK	1,800	12,344
Br Holdings Corp.	2,000	5,029
†BrainPad, Inc.	900	5,082
Bridgestone Corp.	16,300	582,622
Broadband Tower, Inc.	9,400	11,675
Broadleaf Co. Ltd.	7,700	25,757
Brother Industries Ltd.	11,200	171,277
Bull-Dog Sauce Co. Ltd.	1,000	13,898
Bunka Shutter Co. Ltd.	4,300	36,303
Business Brain Showa-Ota, Inc.	700	9,894
C Uyemura & Co. Ltd.	500	23,164
Calbee, Inc.	4,500	102,591
Canon Electronics, Inc.	1,900	21,948
Canon Marketing Japan, Inc.	3,000	68,325
Canon, Inc.	10,200	221,930
Capcom Co. Ltd.	5,200	166,809
Careerlink Co. Ltd.	700	15,212
Carlit Holdings Co. Ltd.	2,400	14,264
Carta Holdings, Inc.	500	6,012
Casa, Inc.	2,700	18,104
Casio Computer Co. Ltd.	8,300	84,935
Cawachi Ltd.	1,200	20,381
†CellSource Co. Ltd.	600	18,310
Celsys, Inc.	1,900	9,700
Central Automotive Products Ltd.	700	13,105
Central Glass Co. Ltd.	2,700	57,810
Central Japan Railway Co.	1,500	185,214
Central Security Patrols Co. Ltd.	900	15,985
Central Sports Co. Ltd.	600	11,064
Ceres, Inc.	1,000	6,660
Charm Care Corp. KK	3,000	28,916
Chiba Bank Ltd.	20,700	151,733
Chiba Kogyo Bank Ltd.	4,900	16,988
Chilled & Frozen Logistics Holdings Co. Ltd.	1,400	12,961
†Chiyoda Corp.	7,600	20,789
Chori Co. Ltd.	700	11,532
Chubu Electric Power Co., Inc.	10,800	112,082
Chubu Shiryo Co. Ltd.	1,700	14,093
Chuetsu Pulp & Paper Co. Ltd.	800	5,846
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Chugai Pharmaceutical Co. Ltd.	10,000	$ 256,629
Chugin Financial Group, Inc.	12,500	91,055
†Chugoku Electric Power Co., Inc.	14,600	75,091
Chugoku Marine Paints Ltd.	4,600	33,438
CI Takiron Corp.	4,000	15,361
Citizen Watch Co. Ltd.	20,800	93,984
CKD Corp.	4,200	60,133
CK-San-Etsu Co. Ltd.	700	21,388
CMIC Holdings Co. Ltd.	800	10,869
CMK Corp.	8,100	28,391
Coca-Cola Bottlers Japan Holdings, Inc.	9,475	103,746
Colowide Co. Ltd.	6,100	82,594
Computer Engineering & Consulting Ltd.	1,800	20,957
COMSYS Holdings Corp.	6,400	112,892
Comture Corp.	2,300	42,113
Concordia Financial Group Ltd.	48,069	201,447
CONEXIO Corp.	1,700	24,715
Cosmo Energy Holdings Co. Ltd.	6,100	162,214
Cosmos Pharmaceutical Corp.	700	71,152
Cota Co. Ltd.	880	11,399
CRE, Inc.	500	4,267
Create Restaurants Holdings, Inc.	9,400	65,178
Create SD Holdings Co. Ltd.	1,300	32,738
Creek & River Co. Ltd.	1,100	16,361
Cresco Ltd.	900	11,953
CTI Engineering Co. Ltd.	1,000	24,459
CTS Co. Ltd.	2,700	16,746
Curves Holdings Co. Ltd.	3,600	23,755
CyberAgent, Inc.	13,100	116,586
Cybozu, Inc.	2,000	36,940
Dai Nippon Toryo Co. Ltd.	2,000	11,445
Daicel Corp.	22,600	164,454
Dai-Dan Co. Ltd.	1,400	23,383
Daido Metal Co. Ltd.	3,800	13,811
Daido Steel Co. Ltd.	2,200	72,333
Daifuku Co. Ltd.	2,000	94,179
Daihatsu Diesel Manufacturing Co. Ltd.	2,100	8,161
Daihen Corp.	1,400	41,283
Daiho Corp.	1,000	29,983
Dai-Ichi Cutter Kogyo KK	2,400	19,476
Daiichi Jitsugyo Co. Ltd.	600	20,116

LVIP Dimensional International Core Equity Fund–24

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Daiichi Kigenso Kagaku-Kogyo Co. Ltd.	1,000	$ 7,818
Dai-ichi Life Holdings, Inc.	20,000	456,263
Daiichi Sankyo Co. Ltd.	3,800	123,057
Daiken Corp.	800	12,758
Daiken Medical Co. Ltd.	2,500	8,553
Daiki Aluminium Industry Co. Ltd.	3,000	28,368
Daikin Industries Ltd.	2,600	400,183
Daikokutenbussan Co. Ltd.	800	32,734
Daikyonishikawa Corp.	4,000	16,977
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	600	7,818
Daio Paper Corp.	6,400	49,351
Daiseki Co. Ltd.	1,300	44,971
Daishi Hokuetsu Financial Group, Inc.	3,050	66,652
Daishinku Corp.	1,000	5,280
Daito Pharmaceutical Co. Ltd.	1,600	30,430
Daito Trust Construction Co. Ltd.	1,900	196,023
Daitron Co. Ltd.	800	13,910
Daiwa House Industry Co. Ltd.	18,600	430,703
Daiwa Securities Group, Inc.	37,700	167,473
Daiwabo Holdings Co. Ltd.	7,800	115,657
DCM Holdings Co. Ltd.	9,200	84,261
Dear Life Co. Ltd.	2,300	10,760
Denka Co. Ltd.	5,500	126,772
Denso Corp.	5,100	253,990
Dentsu Group, Inc.	14,300	451,642
Descente Ltd.	900	22,150
Dexerials Corp.	4,700	91,321
Diamond Electric Holdings Co. Ltd.	700	7,489
DIC Corp.	7,400	131,152
Digital Arts, Inc.	900	38,197
Digital Garage, Inc.	2,100	73,206
Digital Hearts Holdings Co. Ltd.	1,000	13,753
Digital Information Technologies	1,900	26,204
dip Corp.	3,200	92,411
Direct Marketing MiX, Inc.	1,500	17,738
Disco Corp.	700	201,349
DKS Co. Ltd.	600	8,874
DMG Mori Co. Ltd.	9,200	123,027
Double Standard, Inc.	1,200	20,363
Doutor Nichires Holdings Co. Ltd.	2,900	37,985
Dowa Holdings Co. Ltd.	4,900	154,945
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
DTS Corp.	2,200	$ 49,988
DyDo Group Holdings, Inc.	600	21,762
Eagle Industry Co. Ltd.	2,500	20,421
Earth Corp.	1,000	38,555
East Japan Railway Co.	2,500	143,249
Ebara Corp.	6,800	244,560
Ebara Foods Industry, Inc.	500	11,525
Ebara Jitsugyo Co. Ltd.	1,200	20,152
Ebase Co. Ltd.	1,200	5,130
Eco's Co. Ltd.	1,500	21,533
EDION Corp.	6,600	64,672
EF-ON, Inc.	960	3,599
eGuarantee, Inc.	2,400	44,675
E-Guardian, Inc.	700	14,268
Ehime Bank Ltd.	2,500	17,449
Eidai Co. Ltd.	3,200	5,267
Eiken Chemical Co. Ltd.	2,300	29,950
Eisai Co. Ltd.	900	59,689
Elan Corp.	1,800	12,865
Elecom Co. Ltd.	4,000	41,146
Electric Power Development Co. Ltd.	5,700	91,033
Elematec Corp.	1,500	17,670
EM Systems Co. Ltd.	1,900	11,785
en Japan, Inc.	2,900	53,563
Endo Lighting Corp.	1,600	8,741
ENEOS Holdings, Inc.	224,150	765,157
Enigmo, Inc.	2,400	11,667
eRex Co. Ltd.	2,300	38,065
ES-Con Japan Ltd.	1,800	10,725
ESPEC Corp.	1,500	21,693
Exedy Corp.	3,000	36,940
EXEO Group, Inc.	6,300	107,912
Ezaki Glico Co. Ltd.	3,500	96,541
F&M Co. Ltd.	600	12,028
FALCO HOLDINGS Co. Ltd.	900	12,042
Fancl Corp.	2,700	55,300
FANUC Corp.	1,100	166,249
Fast Retailing Co. Ltd.	900	552,248
†FDK Corp.	1,200	8,394
Feed One Co. Ltd.	1,840	10,024
Ferrotec Holdings Corp.	3,700	78,573
FIDEA Holdings Co. Ltd.	1,800	19,819
Financial Products Group Co. Ltd.	5,700	48,340
FINDEX, Inc.	1,400	5,270
First Bank of Toyama Ltd.	3,100	13,818
First Brothers Co. Ltd.	1,700	11,347
Fixstars Corp.	1,500	14,024
Food & Life Cos. Ltd.	7,300	144,509
Foster Electric Co. Ltd.	1,900	12,031
FP Corp.	2,600	75,084

LVIP Dimensional International Core Equity Fund–25

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
France Bed Holdings Co. Ltd.	1,400	$ 10,027
F-Tech, Inc.	1,100	4,241
Fudo Tetra Corp.	1,890	21,558
Fuji Co. Ltd.	1,400	19,521
Fuji Corp.	6,900	95,112
Fuji Corp. Ltd.	3,100	15,543
Fuji Electric Co. Ltd.	3,600	137,976
Fuji Kyuko Co. Ltd.	2,000	72,844
Fuji Oil Co. Ltd.	6,500	12,679
Fuji Oil Holdings, Inc.	4,300	66,774
Fuji Pharma Co. Ltd.	700	5,456
Fuji Seal International, Inc.	2,700	34,748
Fuji Soft, Inc.	1,000	57,604
Fujibo Holdings, Inc.	1,300	31,896
Fujicco Co. Ltd.	1,300	18,969
FUJIFILM Holdings Corp.	3,600	181,728
Fujikura Composites, Inc.	1,400	8,854
Fujikura Ltd.	24,000	183,603
Fujimi, Inc.	600	28,574
Fujimori Kogyo Co. Ltd.	900	20,779
Fujisash Co. Ltd.	13,300	6,790
Fujitsu General Ltd.	2,100	50,644
Fujitsu Ltd.	3,200	429,503
Fujiya Co. Ltd.	600	11,580
FuKoKu Co. Ltd.	1,800	14,154
Fukuda Corp.	400	13,517
Fukuda Denshi Co. Ltd.	1,400	48,697
Fukui Bank Ltd.	1,800	20,642
Fukui Computer Holdings, Inc.	1,100	22,144
Fukuoka Financial Group, Inc.	8,700	199,204
Fukushima Bank Ltd.	1,600	3,145
Fukushima Galilei Co. Ltd.	700	22,375
Fukuyama Transporting Co. Ltd.	2,400	56,050
FULLCAST Holdings Co. Ltd.	1,600	34,429
Funai Soken Holdings, Inc.	3,000	62,130
Furukawa Battery Co. Ltd.	2,300	19,067
Furukawa Co. Ltd.	3,300	31,808
Furukawa Electric Co. Ltd.	5,600	105,565
Furuno Electric Co. Ltd.	2,500	18,459
Furuya Metal Co. Ltd.	600	40,735
Furyu Corp.	2,700	22,404
Fuso Chemical Co. Ltd.	1,900	49,223
Fuso Pharmaceutical Industries Ltd.	400	6,090
Futaba Industrial Co. Ltd.	7,100	19,259
Future Corp.	4,000	50,198
G-7 Holdings, Inc.	3,200	40,329
Gakken Holdings Co. Ltd.	2,200	15,573
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Gakkyusha Co. Ltd.	900	$ 12,358
Gecoss Corp.	900	5,740
Genky DrugStores Co. Ltd.	1,300	36,007
Geo Holdings Corp.	3,500	58,138
Gift Holdings, Inc.	1,100	34,826
GLOBERIDE, Inc.	1,400	27,266
Glory Ltd.	4,300	71,885
GMO Financial Holdings, Inc.	2,700	10,513
GMO GlobalSign Holdings KK	800	25,084
GMO Payment Gateway, Inc.	1,100	91,527
Godo Steel Ltd.	1,200	19,576
Goldwin, Inc.	1,200	87,321
Golf Digest Online, Inc.	2,300	26,586
Good Com Asset Co. Ltd.	1,800	11,301
gremz, Inc.	1,700	27,461
GS Yuasa Corp.	6,100	98,537
G-Tekt Corp.	1,700	18,692
Gunma Bank Ltd.	28,900	110,984
Gunze Ltd.	1,100	35,370
H.U. Group Holdings, Inc.	4,600	100,980
H2O Retailing Corp.	7,100	69,788
HABA Laboratories, Inc.	400	7,297
Hachijuni Bank Ltd.	35,000	146,411
Hagihara Industries, Inc.	1,300	11,847
Hagiwara Electric Holdings Co. Ltd.	400	7,458
Hakudo Co. Ltd.	1,100	20,661
Hakuhodo DY Holdings, Inc.	16,800	170,253
Hakuto Co. Ltd.	1,300	41,356
Halows Co. Ltd.	800	17,745
Hamakyorex Co. Ltd.	1,800	43,135
Hamamatsu Photonics KK	2,500	120,390
Hankyu Hanshin Holdings, Inc.	6,100	182,201
Hanwa Co. Ltd.	3,300	94,167
Happinet Corp.	800	12,514
Hard Off Corp. Co. Ltd.	2,100	20,946
Harima Chemicals Group, Inc.	1,400	8,673
Harmonic Drive Systems, Inc.	500	14,153
Haseko Corp.	20,600	231,208
Hashimoto Sogyo Holdings Co. Ltd.	1,400	10,966
Hazama Ando Corp.	15,000	96,122
Heiwa Corp.	4,700	88,993
Heiwa Real Estate Co. Ltd.	2,200	61,437
Heiwado Co. Ltd.	3,300	53,860
†Hino Motors Ltd.	15,300	58,640
Hioki EE Corp.	600	28,939

LVIP Dimensional International Core Equity Fund–26

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Hirakawa Hewtech Corp.	2,000	$ 17,098
Hirano Tecseed Co. Ltd.	700	12,188
Hirata Corp.	700	29,122
Hirogin Holdings, Inc.	22,300	112,316
Hirose Electric Co. Ltd.	300	37,946
Hiroshima Gas Co. Ltd.	2,000	5,242
Hisamitsu Pharmaceutical Co., Inc.	2,000	59,814
Hitachi Construction Machinery Co. Ltd.	3,700	83,422
Hitachi Ltd.	22,600	1,152,214
Hitachi Zosen Corp.	13,400	84,337
Hochiki Corp.	1,300	13,878
Hodogaya Chemical Co. Ltd.	400	8,583
Hogy Medical Co. Ltd.	1,600	41,573
Hokkaido Coca-Cola Bottling Co. Ltd.	200	6,225
†Hokkaido Electric Power Co., Inc.	9,500	33,732
Hokkaido Gas Co. Ltd.	800	10,210
Hokkan Holdings Ltd.	800	8,369
Hokko Chemical Industry Co. Ltd.	2,100	13,009
Hokkoku Financial Holdings, Inc.	1,900	65,727
Hokuetsu Corp.	9,600	55,739
Hokuetsu Industries Co. Ltd.	2,000	20,116
Hokuhoku Financial Group, Inc.	9,900	73,699
Hokuriku Electric Industry Co. Ltd.	1,300	12,154
†Hokuriku Electric Power Co.	7,900	32,927
Hokuto Corp.	1,200	17,172
Honda Motor Co. Ltd.	25,900	598,360
Honda Motor Co. Ltd. ADR	2,462	56,281
H-One Co. Ltd.	800	3,749
Honeys Holdings Co. Ltd.	2,300	24,413
Honma Golf Ltd.	17,500	7,287
Hoosiers Holdings Co. Ltd.	2,900	16,440
Horiba Ltd.	2,500	109,151
Hoshizaki Corp.	1,000	35,469
Hosokawa Micron Corp.	1,200	24,532
House Foods Group, Inc.	2,400	50,802
Howa Machinery Ltd.	1,300	9,717
Hoya Corp.	5,000	484,037
HS Holdings Co. Ltd.	1,600	14,715
Hulic Co. Ltd.	14,900	118,074
Hyakugo Bank Ltd.	16,800	47,108
Hyakujushi Bank Ltd.	2,400	34,983
Ibiden Co. Ltd.	5,400	196,884
IBJ, Inc.	1,500	11,201
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Ichiken Co. Ltd.	800	$ 10,881
Ichikoh Industries Ltd.	2,000	5,532
Ichinen Holdings Co. Ltd.	2,500	23,716
Ichiyoshi Securities Co. Ltd.	4,600	21,591
ID Holdings Corp.	1,100	7,870
IDEA Consultants, Inc.	700	9,110
Idec Corp.	2,000	44,499
Idemitsu Kosan Co. Ltd.	16,296	381,200
IDOM, Inc.	5,900	29,851
Ihara Science Corp.	1,200	20,116
IHI Corp.	8,100	237,309
Iida Group Holdings Co. Ltd.	4,000	60,987
Iino Kaiun Kaisha Ltd.	10,000	70,863
IJTT Co. Ltd.	2,700	10,307
I'll, Inc.	900	12,200
IMAGICA GROUP, Inc.	1,900	9,541
Imura Envelope Co., Inc.	1,100	7,351
Imuraya Group Co. Ltd.	800	13,612
Inaba Denki Sangyo Co. Ltd.	2,500	51,642
Inaba Seisakusho Co. Ltd.	900	9,566
Inabata & Co. Ltd.	3,500	63,658
Inageya Co. Ltd.	900	8,497
I-Net Corp.	1,100	10,879
Infocom Corp.	1,700	27,889
Infomart Corp.	11,600	31,554
Information Services International-Dentsu Ltd.	1,800	53,833
INFRONEER Holdings, Inc.	18,740	142,935
Innotech Corp.	4,500	44,266
Inpex Corp.	43,000	457,391
Insource Co. Ltd.	3,600	42,655
Intage Holdings, Inc.	2,000	21,000
Inter Action Corp.	900	10,540
Internet Initiative Japan, Inc.	6,400	119,476
Inui Global Logistics Co. Ltd.	1,200	18,196
I-PEX, Inc.	900	8,167
IPS, Inc.	600	12,810
IR Japan Holdings Ltd.	800	11,015
Iriso Electronics Co. Ltd.	1,100	35,454
ISB Corp.	1,100	9,446
Iseki & Co. Ltd.	2,300	20,539
Isetan Mitsukoshi Holdings Ltd.	18,200	199,279
Ishihara Sangyo Kaisha Ltd.	2,600	21,059
Isuzu Motors Ltd.	25,700	302,940
ITmedia, Inc.	600	7,534

LVIP Dimensional International Core Equity Fund–27

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Ito En Ltd.	2,400	$ 87,595
ITOCHU Corp.	36,800	1,162,548
Itochu Enex Co. Ltd.	6,000	48,004
Itochu Techno-Solutions Corp.	3,100	72,516
Itochu-Shokuhin Co. Ltd.	300	11,292
Itoham Yonekyu Holdings, Inc.	12,400	66,233
Itoki Corp.	4,300	19,233
IwaiCosmo Holdings, Inc.	2,000	19,781
Iwaki Co. Ltd.	2,000	18,744
Iwasaki Electric Co. Ltd.	900	15,615
Iwatani Corp.	3,500	154,412
Iyogin Holdings, Inc.	19,400	105,692
Izumi Co. Ltd.	2,700	61,472
J Front Retailing Co. Ltd.	18,400	168,382
J Trust Co. Ltd.	7,800	30,786
JAC Recruitment Co. Ltd.	1,300	24,060
JANOME Corp.	1,000	4,389
†Japan Airlines Co. Ltd.	2,300	47,230
†Japan Airport Terminal Co. Ltd.	700	34,829
Japan Aviation Electronics Industry Ltd.	4,000	64,279
†Japan Communications, Inc.	7,800	13,016
Japan Electronic Materials Corp.	1,200	12,262
Japan Elevator Service Holdings Co. Ltd.	5,100	64,275
Japan Exchange Group, Inc.	15,500	224,103
†Japan Hospice Holdings, Inc.	800	15,751
Japan Investment Adviser Co. Ltd.	700	6,219
Japan Lifeline Co. Ltd.	4,500	31,408
Japan Material Co. Ltd.	5,800	94,442
Japan Medical Dynamic Marketing, Inc.	1,400	9,611
Japan Post Holdings Co. Ltd.	24,100	203,741
Japan Post Insurance Co. Ltd.	5,200	91,963
Japan Property Management Center Co. Ltd.	1,500	11,407
Japan Pulp & Paper Co. Ltd.	800	31,149
Japan Securities Finance Co. Ltd.	4,600	40,448
Japan Steel Works Ltd.	1,700	33,795
Japan System Techniques Co. Ltd.	1,800	23,385
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Japan Tobacco, Inc.	29,600	$ 600,165
Japan Transcity Corp.	3,000	11,681
Japan Wool Textile Co. Ltd.	4,700	34,881
JBCC Holdings, Inc.	800	11,173
JCR Pharmaceuticals Co. Ltd.	5,100	65,324
JCU Corp.	2,100	49,284
JDC Corp.	4,600	20,049
Jeol Ltd.	2,400	65,651
JFE Holdings, Inc.	37,600	440,061
†JIG-SAW, Inc.	300	10,652
Jimoto Holdings, Inc.	1,930	6,500
JINS Holdings, Inc.	1,100	38,639
JINUSHI Co. Ltd.	700	9,899
JK Holdings Co. Ltd.	1,500	11,715
J-Lease Co. Ltd.	600	13,144
JM Holdings Co. Ltd.	800	10,405
JMDC, Inc.	800	23,042
JMS Co. Ltd.	1,500	5,772
†Joban Kosan Co. Ltd.	800	7,394
J-Oil Mills, Inc.	1,400	16,183
Joshin Denki Co. Ltd.	2,200	32,537
Joyful Honda Co. Ltd.	3,900	57,412
JP-Holdings, Inc.	4,300	9,764
JSB Co. Ltd.	900	28,014
JSP Corp.	1,400	15,799
JSR Corp.	1,800	35,495
JTEKT Corp.	14,100	99,809
Juki Corp.	2,600	12,223
Juroku Financial Group, Inc.	2,500	54,633
Justsystems Corp.	2,400	51,515
JVCKenwood Corp.	16,000	44,986
Kadokawa Corp.	1,800	32,917
Kadoya Sesame Mills, Inc.	300	8,035
Kaga Electronics Co. Ltd.	1,700	52,915
Kagome Co. Ltd.	2,100	48,884
Kajima Corp.	18,900	221,201
Kakaku.com, Inc.	7,500	120,695
Kaken Pharmaceutical Co. Ltd.	2,100	62,245
Kakiyasu Honten Co. Ltd.	700	11,110
Kamakura Shinsho Ltd.	2,300	17,753
Kameda Seika Co. Ltd.	900	29,831
Kamei Corp.	1,600	14,886
Kamigumi Co. Ltd.	6,500	133,081
Kanaden Corp.	1,100	9,161
Kanagawa Chuo Kotsu Co. Ltd.	400	9,890
Kanamic Network Co. Ltd.	1,800	7,900
Kanamoto Co. Ltd.	2,500	43,108
Kandenko Co. Ltd.	9,600	62,981
Kaneka Corp.	3,800	95,261
Kaneko Seeds Co. Ltd.	900	9,820

LVIP Dimensional International Core Equity Fund–28

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Kanematsu Corp.	6,800	$ 77,720
Kanematsu Electronics Ltd.	800	27,126
Kansai Electric Power Co., Inc.	14,000	136,437
Kansai Paint Co. Ltd.	4,100	50,578
Kanto Denka Kogyo Co. Ltd.	4,200	29,602
Kao Corp.	7,600	304,313
†Kasai Kogyo Co. Ltd.	2,600	2,694
Kasumigaseki Capital Co. Ltd.	700	23,895
Katitas Co. Ltd.	4,100	94,346
Kato Sangyo Co. Ltd.	2,100	56,164
Kato Works Co. Ltd.	400	2,161
KAWADA TECHNOLOGIES, Inc.	600	14,927
Kawai Musical Instruments Manufacturing Co. Ltd.	500	9,909
Kawasaki Heavy Industries Ltd.	12,100	284,890
Kawasaki Kisen Kaisha Ltd.	4,200	89,191
KDDI Corp.	40,700	1,234,893
KeePer Technical Laboratory Co. Ltd.	700	19,095
Keihan Holdings Co. Ltd.	4,000	105,151
Keihanshin Building Co. Ltd.	1,600	15,581
Keikyu Corp.	8,000	84,791
Keio Corp.	1,800	66,382
Keisei Electric Railway Co. Ltd.	2,500	71,529
KEIWA, Inc.	1,000	11,849
Keiyo Bank Ltd.	9,000	40,254
Keiyo Co. Ltd.	3,000	20,573
Kenko Mayonnaise Co. Ltd.	1,500	15,693
Kewpie Corp.	6,100	111,087
Keyence Corp.	1,600	626,882
KFC Holdings Japan Ltd.	1,400	29,400
KFC Ltd.	1,300	11,936
KH Neochem Co. Ltd.	2,400	49,247
Kibun Foods, Inc.	2,200	15,942
Kikkoman Corp.	1,800	95,184
Kimura Unity Co. Ltd.	2,000	11,841
King Jim Co. Ltd.	1,800	12,193
†Kintetsu Department Store Co. Ltd.	700	13,841
Kintetsu Group Holdings Co. Ltd.	2,300	76,322
Kirin Holdings Co. Ltd.	4,500	68,954
Ki-Star Real Estate Co. Ltd.	600	20,984
Kitagawa Corp.	600	5,226
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Kita-Nippon Bank Ltd.	400	$ 6,483
Kitanotatsujin Corp.	3,800	8,078
Kitz Corp.	5,100	30,661
Kiyo Bank Ltd.	5,100	60,933
Koa Corp.	2,000	28,726
Koatsu Gas Kogyo Co. Ltd.	2,000	9,753
Kobayashi Pharmaceutical Co. Ltd.	700	48,164
Kobe Bussan Co. Ltd.	4,800	138,616
†Kobe Electric Railway Co. Ltd.	500	12,039
Kobe Steel Ltd.	22,700	111,044
Koei Tecmo Holdings Co. Ltd.	1,800	32,807
Kohnan Shoji Co. Ltd.	1,900	49,512
Kohsoku Corp.	800	10,539
Koito Manufacturing Co. Ltd.	5,200	78,729
Kojima Co. Ltd.	3,000	13,532
Kokuyo Co. Ltd.	3,000	42,472
Komatsu Ltd.	28,700	628,933
Komatsu Matere Co. Ltd.	1,900	11,205
KOMEDA Holdings Co. Ltd.	3,200	60,591
Komehyo Holdings Co. Ltd.	1,100	21,909
Komeri Co. Ltd.	3,000	62,473
Konaka Co. Ltd.	2,400	6,126
Konami Group Corp.	2,600	118,272
Kondotec, Inc.	2,100	15,873
Konica Minolta, Inc.	35,700	143,355
Konishi Co. Ltd.	2,500	32,021
Konoike Transport Co. Ltd.	2,700	33,081
Konoshima Chemical Co. Ltd.	1,400	16,908
Kosaido Holdings Co. Ltd.	2,100	33,923
Kose Corp.	400	43,950
Kotobuki Spirits Co. Ltd.	1,100	64,790
Kozo Keikaku Engineering, Inc.	500	10,679
KPP Group Holdings Co. Ltd.	3,400	20,492
Krosaki Harima Corp.	500	19,278
KRS Corp.	1,200	8,714
K's Holdings Corp.	14,100	121,189
KU Holdings Co. Ltd.	1,500	15,910
Kubota Corp.	11,200	155,062
Kumagai Gumi Co. Ltd.	2,800	56,132
Kumiai Chemical Industry Co. Ltd.	4,770	32,965
Kurabo Industries Ltd.	800	13,203
Kuraray Co. Ltd.	23,800	191,865
Kureha Corp.	1,400	85,980
Kurimoto Ltd.	800	10,631

LVIP Dimensional International Core Equity Fund–29

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Kurita Water Industries Ltd.	2,700	$ 112,329
Kuriyama Holdings Corp.	1,400	8,833
Kusuri No. Aoki Holdings Co. Ltd.	1,100	64,371
KYB Corp.	1,500	38,917
Kyodo Printing Co. Ltd.	400	8,375
Kyoei Steel Ltd.	2,300	22,012
Kyokuto Boeki Kaisha Ltd.	1,400	14,518
Kyokuto Kaihatsu Kogyo Co. Ltd.	2,300	25,289
Kyokuyo Co. Ltd.	1,000	28,955
KYORIN Holdings, Inc.	3,000	39,317
†KYORITSU Co. Ltd.	3,400	3,135
Kyoritsu Maintenance Co. Ltd.	700	31,469
Kyosan Electric Manufacturing Co. Ltd.	4,100	12,559
Kyowa Kirin Co. Ltd.	1,200	27,614
Kyudenko Corp.	3,500	87,073
†Kyushu Electric Power Co., Inc.	14,600	82,767
Kyushu Financial Group, Inc.	32,000	110,698
Kyushu Railway Co.	5,300	118,002
LA Holdings Co. Ltd.	1,000	25,526
LAC Co. Ltd.	800	4,992
Lacto Japan Co. Ltd.	500	8,450
Lasertec Corp.	1,500	248,533
Lawson, Inc.	3,000	114,980
LEC, Inc.	1,800	12,426
†Leopalace21 Corp.	8,700	19,291
Life Corp.	1,800	36,277
LIFULL Co. Ltd.	5,900	10,205
Linical Co. Ltd.	1,000	5,258
Link & Motivation, Inc.	1,400	6,881
Lintec Corp.	3,400	55,622
Lion Corp.	9,900	114,208
LITALICO, Inc.	2,400	42,207
Lixil Corp.	20,900	318,660
Loadstar Capital KK	1,000	12,260
Look Holdings, Inc.	1,700	31,179
†M&A Capital Partners Co. Ltd.	1,200	42,197
M3, Inc.	8,000	218,104
Mabuchi Motor Co. Ltd.	4,000	113,837
Macnica Holdings, Inc.	3,900	93,459
Macromill, Inc.	3,300	26,503
Maeda Kosen Co. Ltd.	900	21,362
Maezawa Industries, Inc.	2,700	12,632
Makino Milling Machine Co. Ltd.	2,600	85,782
Makita Corp.	5,700	133,770
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Management Solutions Co. Ltd.	800	$ 20,238
Mandom Corp.	2,100	23,426
Mani, Inc.	1,900	29,389
MarkLines Co. Ltd.	1,600	31,186
Marubeni Corp.	48,600	561,026
Marubun Corp.	2,400	17,318
Marudai Food Co. Ltd.	1,600	17,336
Maruha Nichiro Corp.	3,300	63,113
Marui Group Co. Ltd.	5,000	83,092
MARUKA FURUSATO Corp.	1,261	34,494
Marumae Co. Ltd.	700	8,257
Marusan Securities Co. Ltd.	3,900	11,887
Maruwa Co. Ltd.	600	71,685
Maruzen CHI Holdings Co. Ltd.	2,600	6,538
Maruzen Showa Unyu Co. Ltd.	800	18,500
Marvelous, Inc.	2,500	13,030
Matching Service Japan Co. Ltd.	900	6,885
Matsuda Sangyo Co. Ltd.	800	14,008
Matsui Securities Co. Ltd.	10,000	59,814
MatsukiyoCocokara & Co.	1,920	96,556
Matsuoka Corp.	1,600	12,569
Max Co. Ltd.	800	11,887
Maxell Ltd.	4,900	50,740
Maxvalu Tokai Co. Ltd.	500	10,888
Mazda Motor Corp.	17,500	134,010
McDonald's Holdings Co. Japan Ltd.	2,100	79,926
MCJ Co. Ltd.	5,000	36,041
Mebuki Financial Group, Inc.	71,690	182,448
MEC Co. Ltd.	500	7,917
†Media Do Co. Ltd.	300	3,957
Medical Data Vision Co. Ltd.	2,900	19,843
Medical System Network Co. Ltd.	4,100	13,465
Medipal Holdings Corp.	9,600	127,351
Medius Holdings Co. Ltd.	1,600	8,461
†MedPeer, Inc.	900	9,429
Megachips Corp.	1,500	28,151
Megmilk Snow Brand Co. Ltd.	3,500	48,030
Meidensha Corp.	3,100	44,195
Meiji Electric Industries Co. Ltd.	1,100	8,834
MEIJI Holdings Co. Ltd.	5,900	303,002
Meiko Electronics Co. Ltd.	2,400	43,980
Meitec Corp.	5,700	104,063

LVIP Dimensional International Core Equity Fund–30

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Meiwa Corp.	2,500	$ 12,668
Melco Holdings, Inc.	1,000	23,126
Members Co. Ltd.	800	12,185
Menicon Co. Ltd.	5,400	114,304
†Mercari, Inc.	1,600	32,905
METAWATER Co. Ltd.	2,000	24,779
Micronics Japan Co. Ltd.	1,500	14,881
Midac Holdings Co. Ltd.	800	15,666
Mie Kotsu Group Holdings, Inc.	2,500	9,239
Mikuni Corp.	1,600	3,913
Milbon Co. Ltd.	1,600	69,735
MIMAKI ENGINEERING Co. Ltd.	2,700	12,323
Mimasu Semiconductor Industry Co. Ltd.	2,500	44,594
MINEBEA MITSUMI, Inc.	13,232	198,722
Ministop Co. Ltd.	1,700	18,407
MIRAIT ONE Corp.	7,600	88,022
Mirarth Holdings, Inc.	9,900	27,911
Miroku Jyoho Service Co. Ltd.	900	9,896
MISUMI Group, Inc.	8,300	182,076
Mitani Corp.	2,400	23,627
Mitani Sekisan Co. Ltd.	400	12,725
Mitsuba Corp.	2,400	8,632
Mitsubishi Chemical Group Corp.	95,900	500,326
Mitsubishi Corp.	26,100	851,770
Mitsubishi Electric Corp.	25,900	259,217
Mitsubishi Estate Co. Ltd.	12,700	165,572
Mitsubishi Gas Chemical Co., Inc.	10,800	150,018
Mitsubishi Heavy Industries Ltd.	5,800	231,311
Mitsubishi Kakoki Kaisha Ltd.	700	10,950
Mitsubishi Logisnext Co. Ltd.	3,300	17,576
Mitsubishi Logistics Corp.	4,100	94,659
Mitsubishi Materials Corp.	7,400	117,507
†Mitsubishi Motors Corp.	32,300	125,518
Mitsubishi Paper Mills Ltd.	2,100	4,528
Mitsubishi Research Institute, Inc.	1,000	37,184
Mitsubishi Shokuhin Co. Ltd.	1,200	28,528
Mitsubishi Steel Manufacturing Co. Ltd.	600	4,540
Mitsubishi UFJ Financial Group, Inc.	158,500	1,073,655
Mitsui Chemicals, Inc.	12,500	283,355
Mitsui DM Sugar Holdings Co. Ltd.	1,200	18,342
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
†Mitsui E&S Holdings Co. Ltd.	6,300	$ 18,433
Mitsui Fudosan Co. Ltd.	11,100	204,425
Mitsui High-Tec, Inc.	1,300	60,721
Mitsui Mining & Smelting Co. Ltd.	5,200	122,234
Mitsui OSK Lines Ltd.	10,100	253,193
Mitsui-Soko Holdings Co. Ltd.	1,600	43,828
Miura Co. Ltd.	2,500	57,909
Miyazaki Bank Ltd.	900	16,993
Miyoshi Oil & Fat Co. Ltd.	1,500	10,801
Mizuho Financial Group, Inc.	31,070	439,393
Mizuno Corp.	1,700	36,438
Mochida Pharmaceutical Co. Ltd.	1,400	37,123
Monex Group, Inc.	14,000	44,483
Monogatari Corp.	900	44,849
MonotaRO Co. Ltd.	7,600	107,537
MORESCO Corp.	700	6,230
Morinaga & Co. Ltd.	3,000	89,721
Morinaga Milk Industry Co. Ltd.	3,200	121,792
Moriroku Holdings Co. Ltd.	1,700	21,878
Morita Holdings Corp.	3,000	26,539
Morningstar Japan KK	2,400	8,302
Morozoff Ltd.	200	5,357
Mory Industries, Inc.	200	4,191
MrMax Holdings Ltd.	2,600	13,075
MS&AD Insurance Group Holdings, Inc.	5,800	186,675
m-up Holdings, Inc.	1,600	17,495
Murata Manufacturing Co. Ltd.	8,700	436,724
Musashi Seimitsu Industry Co. Ltd.	4,800	57,239
Musashino Bank Ltd.	2,100	33,123
Nabtesco Corp.	4,500	115,380
NAC Co. Ltd.	2,400	17,098
Nachi-Fujikoshi Corp.	1,300	35,660
Nafco Co. Ltd.	1,600	18,970
Nagano Bank Ltd.	700	7,147
Nagano Keiki Co. Ltd.	1,200	10,296
Nagase & Co. Ltd.	9,200	140,341
Nagatanien Holdings Co. Ltd.	1,000	15,407
Nagawa Co. Ltd.	300	17,144
Nagoya Railroad Co. Ltd.	6,500	107,921
Nakabayashi Co. Ltd.	2,100	7,681
Nakamoto Packs Co. Ltd.	800	9,698
Nakamuraya Co. Ltd.	500	11,734
Nakanishi, Inc.	3,300	64,295
Nakayama Steel Works Ltd.	3,400	20,984

LVIP Dimensional International Core Equity Fund–31

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
†Namura Shipbuilding Co. Ltd.	11,100	$ 32,816
Nankai Electric Railway Co. Ltd.	3,800	82,550
Nanto Bank Ltd.	2,300	44,917
Natori Co. Ltd.	700	10,966
NEC Corp.	10,000	353,170
NEC Networks & System Integration Corp.	5,200	65,456
NET One Systems Co. Ltd.	5,400	141,131
Nexon Co. Ltd.	2,100	47,396
Nextage Co. Ltd.	4,100	79,351
†NexTone, Inc.	400	13,624
NGK Insulators Ltd.	19,200	245,486
NGK Spark Plug Co. Ltd.	12,500	232,303
NH Foods Ltd.	6,500	182,014
NHK Spring Co. Ltd.	15,200	97,982
Nichias Corp.	4,300	77,390
Nichiban Co. Ltd.	600	8,499
Nichicon Corp.	4,500	42,037
Nichiden Corp.	1,300	17,047
Nichiha Corp.	2,000	40,475
Nichirei Corp.	8,100	177,566
Nichirin Co. Ltd.	1,300	17,602
Nidec Corp.	4,100	213,654
Nifco, Inc.	5,600	132,277
Nihon Chouzai Co. Ltd.	800	7,412
Nihon Dengi Co. Ltd.	400	9,479
Nihon Denkei Co. Ltd.	1,200	13,542
Nihon Flush Co. Ltd.	2,200	14,685
Nihon House Holdings Co. Ltd.	2,600	7,211
Nihon Kohden Corp.	3,200	78,147
Nihon M&A Center Holdings, Inc.	10,800	134,054
Nihon Nohyaku Co. Ltd.	2,400	13,240
Nihon Plast Co. Ltd.	1,900	5,849
†Nihon Yamamura Glass Co. Ltd.	1,000	4,214
Nikkiso Co. Ltd.	6,300	45,555
Nikko Co. Ltd.	2,100	9,857
Nikkon Holdings Co. Ltd.	4,500	80,646
Nintendo Co. Ltd.	17,000	716,580
Nippn Corp.	4,800	59,250
Nippon Air Conditioning Services Co. Ltd.	1,800	9,395
Nippon Carbide Industries Co., Inc.	800	7,681
Nippon Carbon Co. Ltd.	1,000	32,041
Nippon Ceramic Co. Ltd.	700	12,588
Nippon Chemical Industrial Co. Ltd.	600	7,973
†Nippon Chemi-Con Corp.	2,100	24,914
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Nippon Coke & Engineering Co. Ltd.	18,200	$ 11,788
Nippon Concept Corp.	800	8,900
†Nippon Concrete Industries Co. Ltd.	2,600	4,378
Nippon Denko Co. Ltd.	13,700	36,745
Nippon Electric Glass Co. Ltd.	6,600	117,879
NIPPON EXPRESS HOLDINGS, Inc.	4,700	270,024
Nippon Gas Co. Ltd.	8,700	138,017
Nippon Kayaku Co. Ltd.	10,600	92,076
Nippon Kodoshi Corp.	800	11,393
Nippon Koei Co. Ltd.	1,300	32,589
Nippon Light Metal Holdings Co. Ltd.	4,270	49,227
Nippon Paint Holdings Co. Ltd.	3,500	27,709
†Nippon Paper Industries Co. Ltd.	8,500	63,148
Nippon Parking Development Co. Ltd.	13,600	32,124
Nippon Pillar Packing Co. Ltd.	1,300	27,082
Nippon Piston Ring Co. Ltd.	800	7,437
Nippon Rietec Co. Ltd.	700	4,502
Nippon Road Co. Ltd.	300	13,532
Nippon Sanso Holdings Corp.	12,000	175,190
Nippon Seisen Co. Ltd.	200	6,400
Nippon Sharyo Ltd.	1,700	25,246
†Nippon Sheet Glass Co. Ltd.	6,100	26,354
Nippon Shinyaku Co. Ltd.	1,300	74,093
Nippon Shokubai Co. Ltd.	2,700	108,625
Nippon Signal Company Ltd.	3,400	26,943
Nippon Soda Co. Ltd.	2,100	69,125
Nippon Steel Corp.	28,810	503,143
Nippon Steel Trading Corp.	1,400	98,567
Nippon Suisan Kaisha Ltd.	26,600	111,272
Nippon Telegraph & Telephone Corp.	12,200	349,713
Nippon Thompson Co. Ltd.	6,000	23,590
Nippon Yakin Kogyo Co. Ltd.	1,540	48,932
Nippon Yusen KK	17,700	419,438
Nipro Corp.	11,100	87,454
Nishimatsu Construction Co. Ltd.	2,300	68,611
Nishimatsuya Chain Co. Ltd.	3,100	36,612

LVIP Dimensional International Core Equity Fund–32

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Nishi-Nippon Financial Holdings, Inc.	9,600	$ 70,442
Nishi-Nippon Railroad Co. Ltd.	3,400	64,016
Nishio Rent All Co. Ltd.	2,000	47,470
Nissan Chemical Corp.	3,400	149,741
Nissan Motor Co. Ltd.	44,100	140,492
Nissei ASB Machine Co. Ltd.	1,000	32,650
Nissei Plastic Industrial Co. Ltd.	1,500	10,572
Nissha Co. Ltd.	3,400	47,409
Nisshin Oillio Group Ltd.	2,700	67,582
Nisshin Seifun Group, Inc.	8,800	110,838
Nisshinbo Holdings, Inc.	11,768	87,336
Nissin Corp.	1,000	16,016
Nissin Electric Co. Ltd.	3,300	31,657
Nissin Foods Holdings Co. Ltd.	700	55,578
Nisso Corp.	2,200	9,672
Nitori Holdings Co. Ltd.	2,000	259,829
Nitto Boseki Co. Ltd.	2,200	31,967
Nitto Denko Corp.	7,900	460,492
Nitto Fuji Flour Milling Co. Ltd.	600	20,230
Nitto Kogyo Corp.	2,100	37,699
Nitto Seiko Co. Ltd.	3,100	11,645
Nittoc Construction Co. Ltd.	3,400	23,990
Noevir Holdings Co. Ltd.	1,200	52,941
NOF Corp.	3,100	124,718
Nohmi Bosai Ltd.	2,100	25,378
Nojima Corp.	5,900	64,152
Nomura Holdings, Inc.	57,700	214,814
Nomura Holdings, Inc. ADR	21,841	81,904
Nomura Real Estate Holdings, Inc.	6,100	131,538
Nomura Research Institute Ltd.	4,420	104,909
Noritake Co. Ltd.	500	15,315
Noritsu Koki Co. Ltd.	1,200	21,771
Noritz Corp.	2,000	22,005
North Pacific Bank Ltd.	25,100	48,769
NS Solutions Corp.	1,100	26,821
NS United Kaiun Kaisha Ltd.	700	20,668
NSD Co. Ltd.	5,200	90,497
NSK Ltd.	22,100	118,044
NSW, Inc.	1,500	23,213
NTN Corp.	36,600	73,624
NTT Data Corp.	15,400	226,705
Obara Group, Inc.	900	24,688
Obayashi Corp.	24,200	184,026
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
OBIC Business Consultants Co. Ltd.	400	$ 13,091
Obic Co. Ltd.	400	59,159
Odakyu Electric Railway Co. Ltd.	6,200	80,831
Oenon Holdings, Inc.	3,500	6,854
Ogaki Kyoritsu Bank Ltd.	3,100	44,384
Ohara, Inc.	1,600	12,911
Ohsho Food Service Corp.	400	18,226
Oiles Corp.	2,600	28,964
†Oisix ra daichi, Inc.	1,900	32,342
Oita Bank Ltd.	1,400	21,783
Oji Holdings Corp.	61,100	247,212
Okabe Co. Ltd.	2,800	14,828
Okamoto Industries, Inc.	800	22,585
Okamoto Machine Tool Works Ltd.	700	23,255
Okamura Corp.	4,800	52,045
Okasan Securities Group, Inc.	11,400	33,269
Oki Electric Industry Co. Ltd.	7,000	37,923
Okinawa Cellular Telephone Co.	1,600	35,428
†Okinawa Electric Power Co., Inc.	1,948	15,006
Okinawa Financial Group, Inc.	1,580	28,063
OKUMA Corp.	2,500	89,531
Okumura Corp.	2,500	56,861
Okura Industrial Co. Ltd.	800	11,155
Okuwa Co. Ltd.	2,100	14,193
Olympus Corp.	17,600	315,416
Omron Corp.	2,000	97,607
Ono Pharmaceutical Co. Ltd.	4,900	115,107
Onoken Co. Ltd.	1,400	15,521
Onward Holdings Co. Ltd.	5,500	12,991
Open House Group Co. Ltd.	3,400	124,870
Optex Group Co. Ltd.	1,900	26,001
†Optim Corp.	1,200	9,262
Optorun Co. Ltd.	2,100	35,875
Oracle Corp. Japan	1,100	71,411
Orchestra Holdings, Inc.	700	9,467
Organo Corp.	2,000	44,514
Oriental Land Co. Ltd.	400	58,397
Oriental Shiraishi Corp.	8,700	18,827
Oro Co. Ltd.	500	7,216
Osaka Gas Co. Ltd.	6,600	107,117
Osaka Organic Chemical Industry Ltd.	1,700	24,728
Osaki Electric Co. Ltd.	4,100	16,401
OSG Corp.	6,000	83,069
Otsuka Corp.	2,900	91,813

LVIP Dimensional International Core Equity Fund–33

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Otsuka Holdings Co. Ltd.	3,700	$ 121,369
OUG Holdings, Inc.	500	9,090
Outsourcing, Inc.	11,100	80,180
Pacific Industrial Co. Ltd.	3,500	26,855
Pack Corp.	1,200	22,045
PAL GROUP Holdings Co. Ltd.	800	15,294
PALTAC Corp.	2,000	70,634
Pan Pacific International Holdings Corp.	12,600	235,506
Panasonic Holdings Corp.	61,500	520,388
Paramount Bed Holdings Co. Ltd.	3,200	62,859
†Park24 Co. Ltd.	6,500	112,675
Pasona Group, Inc.	2,500	35,450
Pegasus Sewing Machine Manufacturing Co. Ltd.	1,900	11,220
Penta-Ocean Construction Co. Ltd.	22,600	106,422
People Dreams & Technologies Group Co. Ltd.	1,100	14,852
†PeptiDream, Inc.	5,100	80,712
Persol Holdings Co. Ltd.	6,900	148,683
Pharma Foods International Co. Ltd.	1,200	12,088
†PIA Corp.	500	12,020
Pickles Holdings Co. Ltd.	1,200	10,314
Pigeon Corp.	7,500	123,895
Pilot Corp.	2,300	84,208
Pola Orbis Holdings, Inc.	1,500	21,259
Pole To Win Holdings, Inc.	1,400	8,811
†PR Times, Inc.	700	12,598
Premium Water Holdings, Inc.	800	15,038
Press Kogyo Co. Ltd.	6,300	20,258
Pressance Corp.	1,900	22,281
Prestige International, Inc.	6,800	37,617
Prima Meat Packers Ltd.	2,400	40,213
Procrea Holdings, Inc.	2,720	45,699
Pro-Ship, Inc.	1,600	18,311
Proto Corp.	1,400	13,217
PS Mitsubishi Construction Co. Ltd.	2,300	10,725
Punch Industry Co. Ltd.	1,000	2,941
QB Net Holdings Co. Ltd.	900	9,217
Qol Holdings Co. Ltd.	2,700	24,070
Quick Co. Ltd.	700	11,265
Raccoon Holdings, Inc.	800	6,589
Raito Kogyo Co. Ltd.	2,000	28,848
Raiznext Corp.	3,000	30,082
Rakus Co. Ltd.	5,200	62,761
Rakuten Group, Inc.	17,600	79,927
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
†RaQualia Pharma, Inc.	2,100	$ 19,713
Rasa Corp.	1,300	11,342
Rasa Industries Ltd.	900	12,721
Raysum Co. Ltd.	300	2,988
Recruit Holdings Co. Ltd.	21,200	674,736
Relia, Inc.	2,900	22,185
Relo Group, Inc.	5,100	82,539
Renaissance, Inc.	1,500	10,046
†Renesas Electronics Corp.	25,700	231,758
Rengo Co. Ltd.	16,500	114,157
†RENOVA, Inc.	2,600	46,734
Resona Holdings, Inc.	58,691	323,418
Resorttrust, Inc.	5,300	94,862
Restar Holdings Corp.	1,800	28,226
Retail Partners Co. Ltd.	1,600	16,141
Rheon Automatic Machinery Co. Ltd.	900	7,358
Ricoh Co. Ltd.	17,500	134,277
Ride On Express Holdings Co. Ltd.	1,100	9,035
Riken Keiki Co. Ltd.	800	26,821
Riken Technos Corp.	2,900	10,629
Riken Vitamin Co. Ltd.	1,000	14,607
Rinnai Corp.	1,400	104,861
Rion Co. Ltd.	500	7,014
Riso Kyoiku Co. Ltd.	9,000	25,099
Rohm Co. Ltd.	2,000	145,230
Rohto Pharmaceutical Co. Ltd.	8,400	148,491
Rokko Butter Co. Ltd.	1,000	9,799
Roland Corp.	1,000	26,516
Roland DG Corp.	1,500	31,900
Rorze Corp.	1,000	54,176
Round One Corp.	12,900	47,181
RS Technologies Co. Ltd.	800	21,609
Ryobi Ltd.	1,600	13,984
Ryoden Corp.	1,300	16,780
Ryohin Keikaku Co. Ltd.	15,800	188,531
Ryosan Co. Ltd.	1,600	34,648
S Foods, Inc.	1,600	36,196
S&B Foods, Inc.	600	15,887
Sac's Bar Holdings, Inc.	900	5,301
Saibu Gas Holdings Co. Ltd.	1,000	13,022
Sakai Chemical Industry Co. Ltd.	1,000	13,578
Sakai Heavy Industries Ltd.	300	7,886
Sakai Moving Service Co. Ltd.	1,000	32,955
Sakata INX Corp.	2,800	22,402
Sakura Internet, Inc.	2,500	9,486
Sala Corp.	3,600	20,052
SAMTY Co. Ltd.	1,800	29,323

LVIP Dimensional International Core Equity Fund–34

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
San Holdings, Inc.	900	$ 11,768
San ju San Financial Group, Inc.	1,440	17,446
San-A Co. Ltd.	1,200	39,363
San-Ai Obbli Co. Ltd.	4,300	40,955
Sanei Architecture Planning Co. Ltd.	1,000	11,368
Sangetsu Corp.	3,300	54,011
San-In Godo Bank Ltd.	11,600	68,677
Sanken Electric Co. Ltd.	1,900	94,681
Sanki Engineering Co. Ltd.	3,200	37,769
Sanko Gosei Ltd.	3,800	11,871
Sankyo Co. Ltd.	3,500	143,478
Sankyo Frontier Co. Ltd.	500	11,963
Sankyo Tateyama, Inc.	2,400	9,656
Sankyu, Inc.	4,300	158,252
Sanoh Industrial Co. Ltd.	4,800	22,383
Sanrio Co. Ltd.	800	29,137
Sansei Technologies, Inc.	1,700	10,311
Sansha Electric Manufacturing Co. Ltd.	2,300	15,124
Sanshin Electronics Co. Ltd.	1,200	21,926
Santen Pharmaceutical Co. Ltd.	22,400	183,310
Sanwa Holdings Corp.	13,000	120,946
Sanyo Chemical Industries Ltd.	1,100	33,904
Sanyo Denki Co. Ltd.	700	30,562
Sanyo Electric Railway Co. Ltd.	600	9,724
Sanyo Special Steel Co. Ltd.	1,500	24,699
Sanyo Trading Co. Ltd.	2,000	17,144
Sapporo Holdings Ltd.	4,800	119,963
Sato Holdings Corp.	2,500	36,155
Sato Shoji Corp.	700	6,486
Satori Electric Co. Ltd.	1,400	13,644
Sawai Group Holdings Co. Ltd.	3,700	116,295
SB Technology Corp.	1,300	18,563
SBI Holdings, Inc.	11,600	222,472
SBS Holdings, Inc.	1,400	29,666
Scala, Inc.	1,600	8,692
SCREEN Holdings Co. Ltd.	2,100	135,370
Scroll Corp.	4,000	21,731
SCSK Corp.	5,100	77,759
Secom Co. Ltd.	1,700	97,707
Seed Co. Ltd.	1,000	3,840
Sega Sammy Holdings, Inc.	2,200	33,476
Seibu Holdings, Inc.	10,200	112,073
Seika Corp.	900	10,705
Seikitokyu Kogyo Co. Ltd.	2,900	17,457
Seiko Epson Corp.	17,000	249,482
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Seiko Group Corp.	2,200	$ 52,050
Seino Holdings Co. Ltd.	9,000	80,372
Seiren Co. Ltd.	2,500	46,308
Sekisui Chemical Co. Ltd.	15,200	213,685
Sekisui House Ltd.	16,800	298,711
Sekisui Kasei Co. Ltd.	2,500	7,391
SEMITEC Corp.	300	19,659
Senko Group Holdings Co. Ltd.	8,600	63,235
Senshu Electric Co. Ltd.	1,200	30,357
Senshu Ikeda Holdings, Inc.	19,500	37,591
Seria Co. Ltd.	3,700	80,885
Seven & i Holdings Co. Ltd.	22,700	978,985
Seven Bank Ltd.	49,200	98,220
SG Holdings Co. Ltd.	9,600	133,862
Sharp Corp.	20,200	145,451
Shibaura Electronics Co. Ltd.	600	22,470
Shibaura Machine Co. Ltd.	1,400	27,949
Shibaura Mechatronics Corp.	300	22,836
Shibusawa Warehouse Co. Ltd.	700	11,089
Shibuya Corp.	1,300	22,773
Shidax Corp.	2,700	11,274
†SHIFT, Inc.	700	124,489
Shiga Bank Ltd.	2,900	58,446
Shikibo Ltd.	1,500	11,075
Shikoku Bank Ltd.	2,900	21,655
†Shikoku Electric Power Co., Inc.	7,000	40,803
Shima Seiki Manufacturing Ltd.	2,800	39,576
Shimadzu Corp.	5,200	148,385
Shimano, Inc.	1,400	223,164
Shimizu Bank Ltd.	1,100	12,991
Shimizu Corp.	22,400	120,158
Shimojima Co. Ltd.	500	3,555
Shin Nippon Air Technologies Co. Ltd.	1,100	15,715
Shin Nippon Biomedical Laboratories Ltd.	1,500	25,831
Shinagawa Refractories Co. Ltd.	700	20,695
Shindengen Electric Manufacturing Co. Ltd.	800	18,257
Shin-Etsu Chemical Co. Ltd.	6,800	840,674
Shin-Etsu Polymer Co. Ltd.	4,100	35,364
Shinko Electric Industries Co. Ltd.	3,900	100,739
Shinko Shoji Co. Ltd.	2,200	19,881
Shinmaywa Industries Ltd.	5,200	41,762

LVIP Dimensional International Core Equity Fund–35

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Shinnihonseiyaku Co. Ltd.	800	$ 8,406
Shinsei Bank Ltd.	3,000	49,101
Shinsho Corp.	700	27,415
Shinwa Co. Ltd.	3,800	31,189
Shionogi & Co. Ltd.	700	35,128
Ship Healthcare Holdings, Inc.	5,000	102,408
Shiseido Co. Ltd.	3,100	152,850
Shizuki Electric Co., Inc.	1,400	4,832
Shizuoka Financial Group, Inc.	21,700	174,440
Shizuoka Gas Co. Ltd.	4,100	34,458
SHO-BOND Holdings Co. Ltd.	1,200	51,387
Shoei Co. Ltd.	1,800	70,360
Shoei Foods Corp.	600	17,876
Shofu, Inc.	1,000	17,365
Showa Denko KK	17,400	267,815
Showa Sangyo Co. Ltd.	1,500	28,745
SIGMAXYZ Holdings, Inc.	4,000	39,409
Siix Corp.	2,900	28,218
Sinanen Holdings Co. Ltd.	600	17,761
Sinfonia Technology Co. Ltd.	2,300	25,832
Sinko Industries Ltd.	1,600	17,617
SK-Electronics Co. Ltd.	700	6,032
SKY Perfect JSAT Holdings, Inc.	14,400	53,215
†Skylark Holdings Co. Ltd.	14,500	168,710
†Smaregi, Inc.	400	6,455
SMC Corp.	300	127,050
SMK Corp.	200	3,522
SMS Co. Ltd.	4,400	112,481
Snow Peak, Inc.	2,100	37,619
Soda Nikka Co. Ltd.	2,000	10,896
Sodick Co. Ltd.	4,700	25,391
SoftBank Corp.	34,600	392,295
Softcreate Holdings Corp.	700	16,668
Sohgo Security Services Co. Ltd.	5,000	136,963
Sojitz Corp.	11,720	224,416
Soken Chemical & Engineering Co. Ltd.	1,100	14,450
Solasto Corp.	4,200	23,170
Soliton Systems KK	500	4,038
Sompo Holdings, Inc.	9,700	433,115
Sony Group Corp.	25,400	1,942,159
Sotetsu Holdings, Inc.	3,300	55,922
Sparx Group Co. Ltd.	960	12,238
SPK Corp.	1,000	10,477
S-Pool, Inc.	4,800	31,600
Square Enix Holdings Co. Ltd.	2,300	107,429
SRA Holdings	1,000	23,087
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
†SRE Holdings Corp.	200	$ 5,044
ST Corp.	1,200	13,843
St. Marc Holdings Co. Ltd.	900	11,589
Stanley Electric Co. Ltd.	7,000	134,890
Star Mica Holdings Co. Ltd.	3,600	19,256
Star Micronics Co. Ltd.	1,700	20,971
Starts Corp., Inc.	3,000	59,753
Starzen Co. Ltd.	800	12,649
St-Care Holding Corp.	3,000	19,339
Stella Chemifa Corp.	1,300	24,506
Strike Co. Ltd.	600	20,527
Studio Alice Co. Ltd.	900	14,113
Subaru Corp.	25,500	393,944
Sugi Holdings Co. Ltd.	2,100	93,927
Sugimoto & Co. Ltd.	800	11,984
SUMCO Corp.	19,200	257,044
Sumida Corp.	2,500	26,173
Suminoe Textile Co. Ltd.	800	11,210
Sumitomo Bakelite Co. Ltd.	3,300	98,442
Sumitomo Chemical Co. Ltd.	71,900	259,681
Sumitomo Corp.	20,500	343,020
Sumitomo Electric Industries Ltd.	23,100	264,812
Sumitomo Forestry Co. Ltd.	13,400	238,206
Sumitomo Heavy Industries Ltd.	7,100	143,039
Sumitomo Metal Mining Co. Ltd.	16,300	580,138
Sumitomo Mitsui Construction Co. Ltd.	14,700	46,708
Sumitomo Mitsui Financial Group, Inc.	14,100	568,985
Sumitomo Mitsui Financial Group, Inc. ADR	14,818	118,840
Sumitomo Mitsui Trust Holdings, Inc.	8,300	290,158
Sumitomo Osaka Cement Co. Ltd.	2,900	71,925
Sumitomo Pharma Co. Ltd.	14,100	107,329
Sumitomo Precision Products Co. Ltd.	600	16,618
Sumitomo Realty & Development Co. Ltd.	7,700	183,113
Sumitomo Riko Co. Ltd.	3,300	15,238
Sumitomo Rubber Industries Ltd.	14,200	124,645
Sumitomo Seika Chemicals Co. Ltd.	600	18,630
Sumitomo Warehouse Co. Ltd.	4,300	64,120

LVIP Dimensional International Core Equity Fund–36

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Sun Frontier Fudousan Co. Ltd.	2,200	$ 18,456
Suncall Corp.	2,900	14,098
Sundrug Co. Ltd.	4,900	146,171
Suntory Beverage & Food Ltd.	4,800	164,584
Sun-Wa Technos Corp.	1,500	18,253
†SuRaLa Net Co. Ltd.	800	4,785
Suruga Bank Ltd.	13,100	42,223
Suzuken Co. Ltd.	3,800	103,368
Suzuki Co. Ltd.	2,700	17,117
Suzuki Motor Corp.	4,100	133,428
SWCC Showa Holdings Co. Ltd.	1,600	21,835
Sysmex Corp.	4,000	243,767
System Information Co. Ltd.	1,500	9,921
Systena Corp.	21,100	66,078
Syuppin Co. Ltd.	1,200	11,347
T Hasegawa Co. Ltd.	2,300	51,103
T RAD Co. Ltd.	800	15,776
T&D Holdings, Inc.	16,300	236,228
Tachibana Eletech Co. Ltd.	800	10,759
Tachi-S Co. Ltd.	2,500	20,992
Tadano Ltd.	7,900	55,199
Taihei Dengyo Kaisha Ltd.	1,000	24,878
Taiheiyo Cement Corp.	9,200	144,197
Taiho Kogyo Co. Ltd.	900	4,204
Taikisha Ltd.	2,100	53,364
Taisei Corp.	5,200	168,394
Taisei Lamick Co. Ltd.	500	11,300
Taiyo Holdings Co. Ltd.	2,400	40,908
Taiyo Yuden Co. Ltd.	6,000	175,099
Takamatsu Construction Group Co. Ltd.	1,100	16,051
Takamiya Co. Ltd.	2,400	6,803
Takaoka Toko Co. Ltd.	700	9,542
Takara & Co. Ltd.	700	10,913
Takara Bio, Inc.	3,200	42,012
Takara Holdings, Inc.	11,900	94,754
Takara Standard Co. Ltd.	2,500	26,345
Takasago International Corp.	1,100	21,331
Takasago Thermal Engineering Co. Ltd.	4,200	57,060
Takashima & Co. Ltd.	400	8,967
Takashimaya Co. Ltd.	12,100	169,920
TAKEBISHI Corp.	800	9,448
Takeda Pharmaceutical Co. Ltd.	17,123	536,366
Takeuchi Manufacturing Co. Ltd.	2,700	59,950
Takisawa Machine Tool Co. Ltd.	1,000	8,001
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Takuma Co. Ltd.	5,200	$ 48,933
Tama Home Co. Ltd.	1,400	26,754
Tamron Co. Ltd.	1,300	29,479
Tamura Corp.	7,000	38,030
Tanseisha Co. Ltd.	2,100	11,441
Taoka Chemical Co. Ltd.	1,000	5,943
Tatsuta Electric Wire & Cable Co. Ltd.	3,600	19,476
Tayca Corp.	1,900	16,982
Tazmo Co. Ltd.	1,700	20,220
†TBK Co. Ltd.	4,000	7,193
TDC Soft, Inc.	1,000	11,170
TDK Corp.	19,400	640,803
TechMatrix Corp.	3,800	53,247
TECHNO HORIZON Co. Ltd.	3,900	14,145
TechnoPro Holdings, Inc.	6,300	169,213
Teijin Ltd.	17,100	167,821
Teikoku Electric Manufacturing Co. Ltd.	1,200	21,003
Tekken Corp.	1,100	14,810
Temairazu, Inc.	600	22,859
Terumo Corp.	3,500	99,901
Tess Holdings Co. Ltd.	1,600	12,618
T-Gaia Corp.	1,500	18,630
THK Co. Ltd.	4,400	84,319
TIS, Inc.	8,000	212,130
TKC Corp.	1,200	32,963
†TKP Corp.	1,100	24,097
Toa Corp.	1,300	23,506
TOA ROAD Corp.	300	13,258
Tobishima Corp.	2,080	15,976
Tobu Railway Co. Ltd.	3,300	77,446
Tocalo Co. Ltd.	5,800	50,955
Tochigi Bank Ltd.	7,700	18,305
Toda Corp.	17,200	93,051
Toei Animation Co. Ltd.	200	20,238
Toenec Corp.	1,000	26,669
Toho Bank Ltd.	16,500	28,162
Toho Co. Ltd.	1,200	38,760
Toho Gas Co. Ltd.	3,600	69,043
Toho Holdings Co. Ltd.	4,400	73,691
Toho Titanium Co. Ltd.	3,100	65,902
Toho Zinc Co. Ltd.	900	14,024
Tohoku Bank Ltd.	1,100	8,532
†Tohoku Electric Power Co., Inc.	16,900	88,981
Tokai Carbon Co. Ltd.	18,300	149,618
Tokai Corp.	2,300	33,718
TOKAI Holdings Corp.	6,700	43,853
Tokai Rika Co. Ltd.	4,500	48,449
Tokai Tokyo Financial Holdings, Inc.	16,100	43,305

LVIP Dimensional International Core Equity Fund–37

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Tokio Marine Holdings, Inc.	15,000	$ 323,167
Tokushu Tokai Paper Co. Ltd.	800	17,172
Tokuyama Corp.	5,100	69,793
†Tokyo Base Co. Ltd.	1,700	3,653
†Tokyo Electric Power Co. Holdings, Inc.	35,700	129,482
Tokyo Electron Device Ltd.	500	25,411
Tokyo Electron Ltd.	2,000	592,502
Tokyo Gas Co. Ltd.	8,000	157,574
Tokyo Individualized Educational Institute, Inc.	2,700	10,863
Tokyo Keiki, Inc.	1,200	12,262
Tokyo Kiraboshi Financial Group, Inc.	2,700	53,696
Tokyo Ohka Kogyo Co. Ltd.	1,000	45,642
Tokyo Rakutenchi Co. Ltd.	300	9,304
Tokyo Rope Manufacturing Co. Ltd.	1,200	7,790
Tokyo Sangyo Co. Ltd.	2,400	13,752
Tokyo Seimitsu Co. Ltd.	3,400	110,622
Tokyo Steel Manufacturing Co. Ltd.	2,000	18,211
Tokyo Tatemono Co. Ltd.	13,700	166,918
Tokyo Tekko Co. Ltd.	1,200	13,020
Tokyotokeiba Co. Ltd.	1,200	34,608
Tokyu Construction Co. Ltd.	6,200	30,046
Tokyu Corp.	9,700	122,913
Tokyu Fudosan Holdings Corp.	41,700	199,540
Toli Corp.	2,800	4,864
Tomato Bank Ltd.	1,400	11,094
Tomen Devices Corp.	300	12,641
Tomoe Engineering Co. Ltd.	1,100	19,730
Tomoku Co. Ltd.	800	10,296
TOMONY Holdings, Inc.	12,900	36,368
Tomy Co. Ltd.	7,200	69,345
Tonami Holdings Co. Ltd.	500	13,982
Topcon Corp.	8,200	95,658
Topre Corp.	2,600	22,466
Topy Industries Ltd.	1,200	14,831
Toray Industries, Inc.	64,800	363,698
Torex Semiconductor Ltd.	900	17,357
Toridoll Holdings Corp.	3,000	61,742
Torishima Pump Manufacturing Co. Ltd.	1,600	17,470
Tosei Corp.	3,100	32,266
Toshiba Corp.	3,400	119,249
Toshiba TEC Corp.	2,000	54,938
Tosho Co. Ltd.	1,600	13,703
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Tosoh Corp.	21,700	$ 259,593
Totech Corp.	400	10,119
Totetsu Kogyo Co. Ltd.	1,900	38,061
TOTO Ltd.	2,700	92,578
Tottori Bank Ltd.	600	5,239
Towa Bank Ltd.	3,300	14,131
Towa Corp.	1,400	18,028
Towa Pharmaceutical Co. Ltd.	2,100	34,099
Toyo Construction Co. Ltd.	5,200	34,035
Toyo Denki Seizo KK	800	5,145
†Toyo Engineering Corp.	1,700	7,280
Toyo Gosei Co. Ltd.	200	11,003
Toyo Ink SC Holdings Co. Ltd.	3,300	45,261
Toyo Kanetsu KK	800	15,556
Toyo Machinery & Metal Co. Ltd.	2,400	10,040
Toyo Seikan Group Holdings Ltd.	8,200	101,344
Toyo Suisan Kaisha Ltd.	1,100	42,746
Toyo Tanso Co. Ltd.	1,900	54,435
Toyo Tire Corp.	9,400	107,222
Toyobo Co. Ltd.	6,300	47,956
Toyoda Gosei Co. Ltd.	5,900	92,294
Toyota Boshoku Corp.	7,100	95,539
Toyota Motor Corp.	157,005	2,168,329
Toyota Motor Corp. ADR	469	64,056
Toyota Tsusho Corp.	10,900	405,719
Trancom Co. Ltd.	600	33,785
Trans Genic, Inc.	3,200	7,949
Transaction Co. Ltd.	1,200	11,100
Transcosmos, Inc.	1,300	32,242
Treasure Factory Co. Ltd.	1,400	26,050
Trend Micro, Inc.	3,300	154,389
Trenders, Inc.	900	12,584
Tri Chemical Laboratories, Inc.	1,200	18,177
Trusco Nakayama Corp.	4,800	74,429
Tsubaki Nakashima Co. Ltd.	5,600	43,523
Tsubakimoto Chain Co.	2,000	45,443
Tsubakimoto Kogyo Co. Ltd.	400	11,749
Tsugami Corp.	3,600	31,902
Tsukada Global Holdings, Inc.	1,600	4,316
Tsukishima Kikai Co. Ltd.	1,500	10,972
Tsukuba Bank Ltd.	14,800	26,727
Tsumura & Co.	5,100	112,617
Tsuruha Holdings, Inc.	2,700	209,845
Tsuzuki Denki Co. Ltd.	1,300	12,847
UACJ Corp.	3,200	54,081
UBE Corp.	9,000	132,902

LVIP Dimensional International Core Equity Fund–38

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Ubicom Holdings, Inc.	500	$ 8,492
Uchida Yoko Co. Ltd.	700	24,962
Ultrafabrics Holdings Co. Ltd.	600	15,521
Ulvac, Inc.	2,600	110,149
Unicharm Corp.	5,000	193,081
Union Tool Co.	400	9,845
Unipres Corp.	3,000	17,327
United Arrows Ltd.	1,700	23,990
United Super Markets Holdings, Inc.	4,800	41,146
UNITED, Inc.	700	6,534
†Unitika Ltd.	8,100	15,183
†Universal Entertainment Corp.	2,400	43,487
Urbanet Corp. Co. Ltd.	5,600	13,014
Usen-Next Holdings Co. Ltd.	2,100	34,227
Ushio, Inc.	8,100	100,417
USS Co. Ltd.	6,100	97,375
UT Group Co. Ltd.	1,900	32,719
†UUUM Co. Ltd.	1,300	8,202
V Technology Co. Ltd.	600	11,512
Valor Holdings Co. Ltd.	3,000	41,649
Valqua Ltd.	1,300	26,101
Value HR Co. Ltd.	1,600	19,080
ValueCommerce Co. Ltd.	1,200	16,586
Vector, Inc.	2,500	25,488
Vertex Corp.	2,100	21,010
†Visional, Inc.	600	39,866
Vital KSK Holdings, Inc.	4,200	27,202
VT Holdings Co. Ltd.	7,200	25,895
Wacoal Holdings Corp.	3,600	65,066
Wacom Co. Ltd.	15,400	68,528
Wakachiku Construction Co. Ltd.	1,500	32,425
Wakita & Co. Ltd.	3,800	34,572
Warabeya Nichiyo Holdings Co. Ltd.	1,300	18,266
Watahan & Co. Ltd.	1,000	10,165
Wavelock Holdings Co. Ltd.	1,500	7,132
WDB Holdings Co. Ltd.	1,300	21,980
Weathernews, Inc.	300	16,344
†Welbe, Inc.	1,100	6,169
Welcia Holdings Co. Ltd.	4,600	107,780
West Holdings Corp.	2,028	67,837
West Japan Railway Co.	3,900	170,246
Will Group, Inc.	1,900	17,344
WingArc1st, Inc.	1,200	18,534
WIN-Partners Co. Ltd.	1,200	9,747
Wood One Co. Ltd.	1,400	9,686
Workman Co. Ltd.	1,300	53,490
World Co. Ltd.	1,700	17,060
World Holdings Co. Ltd.	800	15,312
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Wowow, Inc.	500	$ 4,842
Xebio Holdings Co. Ltd.	2,000	13,959
Yachiyo Industry Co. Ltd.	1,000	10,660
Yagi & Co. Ltd.	500	4,191
Yahagi Construction Co. Ltd.	1,500	8,618
Yakult Honsha Co. Ltd.	1,500	97,836
YAKUODO Holdings Co. Ltd.	1,100	23,888
YAMABIKO Corp.	2,500	20,935
YAMADA Consulting Group Co. Ltd.	500	4,450
Yamada Holdings Co. Ltd.	50,600	180,053
Yamae Group Holdings Co. Ltd.	1,000	11,148
Yamagata Bank Ltd.	1,900	17,894
Yamaguchi Financial Group, Inc.	18,000	118,089
Yamaha Corp.	1,800	67,479
Yamaha Motor Co. Ltd.	18,700	428,886
Yamaichi Electronics Co. Ltd.	1,500	19,499
YA-MAN Ltd.	2,700	29,605
Yamanashi Chuo Bank Ltd.	2,800	23,682
Yamatane Corp.	900	11,363
Yamato Holdings Co. Ltd.	6,200	98,593
Yamaya Corp.	400	7,617
Yamazaki Baking Co. Ltd.	8,200	98,345
Yamazen Corp.	4,900	37,448
Yaoko Co. Ltd.	1,000	51,661
Yashima Denki Co. Ltd.	1,300	10,747
Yaskawa Electric Corp.	4,000	128,772
Yasunaga Corp.	500	2,522
Yellow Hat Ltd.	2,500	34,174
Yokogawa Bridge Holdings Corp.	2,700	38,616
Yokogawa Electric Corp.	2,800	44,910
Yokohama Rubber Co. Ltd.	10,400	163,084
Yokorei Co. Ltd.	3,900	31,826
Yokowo Co. Ltd.	1,800	29,639
Yondenko Corp.	1,400	18,497
Yondoshi Holdings, Inc.	1,300	17,305
Yonex Co. Ltd.	1,800	16,321
Yorozu Corp.	1,000	5,288
Yoshinoya Holdings Co. Ltd.	3,400	59,326
Yotai Refractories Co. Ltd.	2,700	27,691
Yuasa Trading Co. Ltd.	1,300	35,858
Yukiguni Maitake Co. Ltd.	1,100	8,449
Yurtec Corp.	3,400	19,041
Yushin Precision Equipment Co. Ltd.	1,300	6,597
Z Holdings Corp.	29,400	74,374
Zenrin Co. Ltd.	1,700	10,712

LVIP Dimensional International Core Equity Fund–39

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Zensho Holdings Co. Ltd.	4,369	$ 110,190
Zeon Corp.	9,800	99,762
ZERIA Pharmaceutical Co. Ltd.	1,200	20,692
ZIGExN Co. Ltd.	7,100	20,287
ZOZO, Inc.	2,700	67,068
Zuiko Corp.	2,100	11,937
		109,468,202
Jersey–0.04%
Breedon Group PLC	50,442	37,199
Centamin PLC	111,734	152,506
		189,705
Jordan–0.04%
Hikma Pharmaceuticals PLC	10,964	205,717
		205,717
Luxembourg–0.29%
B&S Group Sarl	1,049	5,429
Befesa SA	1,602	77,272
Eurofins Scientific SE	4,660	334,515
Grand City Properties SA	5,669	55,768
†Millicom International Cellular SA SDR	15,660	198,323
†RTL Group SA	2,878	121,505
SES SA	30,970	201,895
Shurgard Self Storage SA	1,261	57,840
Stabilus SE	1,672	112,578
Sword Group	504	21,257
Tenaris SA	1,983	34,568
Tenaris SA ADR	5,614	197,388
		1,418,338
Macau–0.01%
MECOM Power & Construction Ltd.	93,000	23,472
†Sands China Ltd.	8,800	29,200
		52,672
Malaysia–0.00%
†Aspen Group Holdings Ltd.	2,412	77
		77
Malta–0.00%
†Catena Media PLC	2,663	4,863
		4,863
Mexico–0.02%
Fresnillo PLC	7,677	83,697
		83,697
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Mongolia–0.00%
†Mongolian Mining Corp.	48,000	$ 12,607
		12,607
Netherlands–3.43%
Aalberts NV	8,626	334,537
ABN AMRO Bank NV	18,680	258,448
Acomo NV	1,224	24,921
†Adyen NV	104	143,433
Aegon NV	95,395	483,766
Akzo Nobel NV	6,062	405,956
†Alfen Beheer BV	625	56,332
AMG Advanced Metallurgical Group NV	2,276	83,810
APERAM SA	4,378	138,203
Arcadis NV	5,248	206,170
ArcelorMittal SA	19,763	518,186
†Argenx SE ADR	185	70,084
ASM International NV	1,032	260,323
ASML Holding NV	5,601	3,051,338
ASR Nederland NV	11,420	542,158
†Basic-Fit NV	1,929	50,549
BE Semiconductor Industries NV	4,797	290,433
Beter Bed Holding NV	484	1,466
Brunel International NV	2,398	24,591
Corbion NV	4,563	155,521
Euronext NV	4,712	348,840
ForFarmers NV	2,935	9,190
†Fugro NV	7,464	89,486
Heijmans NV	1,784	19,326
Heineken NV	2,825	265,751
IMCD NV	2,243	319,696
†ING Groep NV	39,983	487,404
JDE Peet's NV	2,667	77,139
†Just Eat Takeaway.com NV	6,701	141,055
Kendrion NV	1,572	26,083
Koninklijke Ahold Delhaize NV	37,455	1,076,115
†Koninklijke BAM Groep NV	25,123	58,358
Koninklijke DSM NV	3,790	463,715
Koninklijke KPN NV	206,975	640,298
Koninklijke Philips NV	15,634	234,355
Koninklijke Vopak NV	4,694	139,435
†Lucas Bols NV	970	10,695
†Meltwater NV	14,993	20,829
Nedap NV	289	17,015
NN Group NV	9,649	394,146
†OCI NV	7,368	263,586
Ordina NV	8,314	34,486
†Pharming Group NV	58,731	68,150
PostNL NV	38,352	69,812
†Prosus NV	6,672	460,304
†QIAGEN NV	7,968	397,736
Randstad NV	7,918	482,783

LVIP Dimensional International Core Equity Fund–40

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Netherlands (continued)
RHI Magnesita NV	2,682	$ 72,512
SBM Offshore NV	11,930	187,215
SIF Holding NV	926	11,498
Signify NV	9,354	314,207
Sligro Food Group NV	1,675	29,118
Stellantis NV	92,938	1,319,594
TKH Group NV	3,347	133,137
†TomTom NV	3,375	23,429
Universal Music Group NV	10,238	246,693
†Van Lanschot Kempen NV	3,092	72,485
Wolters Kluwer NV	8,691	909,488
		17,035,389
New Zealand–0.39%
†a2 Milk Co. Ltd.	15,195	71,197
†Air New Zealand Ltd.	149,674	70,796
Arvida Group Ltd.	27,901	20,194
†Auckland International Airport Ltd.	14,773	73,253
Briscoe Group Ltd.	2,316	6,764
†Channel Infrastructure NZ Ltd.	12,916	11,727
Chorus Ltd.	42,566	220,525
Contact Energy Ltd.	10,593	51,854
EBOS Group Ltd.	2,885	80,411
Fisher & Paykel Healthcare Corp. Ltd.	6,282	90,139
Fletcher Building Ltd.	46,344	138,880
Fonterra Co.-operative Group Ltd.	1,770	3,664
Freightways Ltd.	10,800	66,238
Genesis Energy Ltd.	19,135	31,344
†Gentrack Group Ltd.	3,379	5,428
Hallenstein Glasson Holdings Ltd.	5,127	17,708
Heartland Group Holdings Ltd.	36,515	41,730
Infratil Ltd.	13,426	73,734
KMD Brands Ltd.	50,540	33,051
Mainfreight Ltd.	1,960	83,997
Manawa Energy Ltd.	2,009	6,378
Mercury NZ Ltd.	5,919	20,894
Meridian Energy Ltd.	8,860	29,476
NZX Ltd.	18,269	14,035
Oceania Healthcare Ltd.	43,346	20,915
†Pacific Edge Ltd.	16,563	5,258
PGG Wrightson Ltd.	3,482	9,661
Port of Tauranga Ltd.	6,064	24,140
†Pushpay Holdings Ltd.	36,177	29,400
†Rakon Ltd.	8,646	5,599
Restaurant Brands New Zealand Ltd.	1,312	4,790
Ryman Healthcare Ltd.	11,835	40,125
Sanford Ltd.	3,824	9,954
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
New Zealand (continued)
Scales Corp. Ltd.	10,942	$ 28,483
Skellerup Holdings Ltd.	11,414	38,770
†SKY Network Television Ltd.	10,160	14,836
†SKYCITY Entertainment Group Ltd.	54,815	82,481
Spark New Zealand Ltd.	40,382	138,448
Steel & Tube Holdings Ltd.	4,332	3,493
Summerset Group Holdings Ltd.	17,190	96,588
†Synlait Milk Ltd.	5,619	12,593
†Tourism Holdings Ltd.	5,195	11,412
TOWER Ltd.	23,715	10,916
Vector Ltd.	4,460	11,695
†Vista Group International Ltd.	10,648	10,276
Warehouse Group Ltd.	6,110	10,086
†Xero Ltd.	744	35,595
		1,918,931
Norway–0.89%
ABG Sundal Collier Holding ASA	35,090	20,165
†Adevinta ASA	5,429	36,353
AF Gruppen ASA	1,402	20,579
†Akastor ASA	6,130	5,769
Aker ASA Class A	331	24,309
†Aker BioMarine ASA	1,763	6,847
Aker BP ASA	5,262	163,336
†Aker Carbon Capture ASA	4,619	5,450
Aker Solutions ASA	13,328	50,881
†AMSC ASA	4,751	21,168
†Atea ASA	6,998	81,432
Austevoll Seafood ASA	3,325	30,020
Avance Gas Holding Ltd.	3,582	21,773
Bakkafrost P	966	60,740
Belships ASA	13,155	19,175
Bonheur ASA	1,345	39,402
Borregaard ASA	3,601	55,871
Bouvet ASA	3,710	22,722
†BW Energy Ltd.	1,965	5,043
BW Offshore Ltd.	8,430	21,392
†Cloudberry Clean Energy ASA	18,751	23,734
†Crayon Group Holding ASA	2,065	21,099
DNB Bank ASA	12,986	257,750
DNO ASA	52,313	63,063
†Elkem ASA	27,481	98,740
Elopak ASA	4,472	11,412
Equinor ASA	24,033	863,017
Europris ASA	12,413	86,983
Frontline Ltd.	6,209	74,532
Gjensidige Forsikring ASA	2,038	39,983
Golden Ocean Group Ltd.	8,688	76,213

LVIP Dimensional International Core Equity Fund–41

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Norway (continued)
Grieg Seafood ASA	2,256	$ 18,100
†Hexagon Composites ASA	6,210	17,368
†Kahoot! ASA	15,708	31,162
Kid ASA	946	6,991
†Komplett Bank ASA	13,708	6,716
†Kongsberg Automotive ASA	79,968	20,570
Kongsberg Gruppen ASA	886	37,586
Leroy Seafood Group ASA	7,631	42,958
†LINK Mobility Group Holding ASA	7,989	6,132
Medistim ASA	229	5,400
Mowi ASA	4,887	83,405
†MPC Container Ships ASA	13,453	22,315
†NEL ASA	12,155	17,190
†Nordic Semiconductor ASA	4,536	75,887
Norsk Hydro ASA	28,068	210,063
†Norske Skog ASA	2,906	19,948
†Norwegian Air Shuttle ASA	19,708	14,774
†Norwegian Energy Co. ASA	1,745	70,268
†NRC Group ASA	7,481	11,011
†Odfjell Drilling Ltd.	10,099	27,111
Odfjell SE Class A	1,261	11,456
OKEA ASA	5,631	19,657
Orkla ASA	11,494	83,230
Otello Corp. ASA	3,565	2,893
Pareto Bank ASA	2,045	9,988
†PGS ASA	58,875	42,127
Protector Forsikring ASA	2,334	29,971
Salmar ASA	683	26,827
Sandnes Sparebank	1,014	9,709
†SATS ASA	6,805	6,140
Scatec ASA	7,755	62,219
Schibsted ASA Class A	1,749	33,117
Schibsted ASA Class B	3,016	55,137
†Self Storage Group ASA	3,198	7,834
Selvaag Bolig ASA	3,629	11,872
†Siem Offshore, Inc.	8,784	11,871
Sparebank 1 Oestlandet	1,833	22,677
SpareBank 1 Sorost-Norge	3,572	20,054
SpareBank 1 SR-Bank ASA	8,495	104,661
Sparebanken More	3,012	25,952
Stolt-Nielsen Ltd.	1,310	36,037
Storebrand ASA	17,923	156,237
Telenor ASA	8,136	76,072
TGS ASA	7,420	99,976
TOMRA Systems ASA	2,960	50,034
Veidekke ASA	7,146	70,608
Wallenius Wilhelmsen ASA	6,016	59,596
XXL ASA	9,596	3,740
Yara International ASA	4,050	178,010
		4,401,610
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Philippines–0.00%
Del Monte Pacific Ltd.	48,800	$ 12,206
		12,206
Portugal–0.31%
Altri SGPS SA	6,939	37,176
Banco Comercial Portugues SA Class R	698,928	109,532
Corticeira Amorim SGPS SA	735	6,861
CTT-Correios de Portugal SA	4,552	15,008
EDP - Energias de Portugal SA	39,725	197,990
EDP Renovaveis SA	5,723	126,077
Galp Energia SGPS SA	45,799	618,212
†Greenvolt-Energias Renovaveis SA	1,778	14,845
Jeronimo Martins SGPS SA	8,363	180,655
Mota-Engil SGPS SA	7,497	9,389
†Navigator Co. SA	16,490	60,969
NOS SGPS SA	20,804	84,268
REN - Redes Energeticas Nacionais SGPS SA	15,882	42,842
Sonae SGPS SA	61,884	61,938
		1,565,762
Singapore–1.13%
AEM Holdings Ltd.	20,400	52,089
Aztech Global Ltd.	15,800	9,791
†Banyan Tree Holdings Ltd.	48,800	11,659
†Best World International Ltd.	5,336	7,091
Bukit Sembawang Estates Ltd.	10,600	36,404
BW LPG Ltd.	9,135	70,679
Capitaland Investment Ltd.	48,100	132,873
China Aviation Oil Singapore Corp. Ltd.	34,700	23,057
China Sunsine Chemical Holdings Ltd.	31,000	9,836
Chip Eng Seng Corp. Ltd.	40,600	22,734
City Developments Ltd.	29,400	180,650
ComfortDelGro Corp. Ltd.	109,800	100,832
†COSCO SHIPPING International Singapore Co. Ltd.	91,400	12,215
CSE Global Ltd.	16,400	4,163
DBS Group Holdings Ltd.	27,295	691,240
Delfi Ltd.	22,000	12,730
DFI Retail Group Holdings Ltd.	16,600	48,638
=†Ezion Holdings Ltd.	288,390	0
Far East Orchard Ltd.	21,691	17,247

LVIP Dimensional International Core Equity Fund–42

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Singapore (continued)
First Resources Ltd.	41,400	$ 45,746
Food Empire Holdings Ltd.	18,200	8,628
Frasers Property Ltd.	33,300	23,122
Frencken Group Ltd.	21,400	15,099
Fu Yu Corp. Ltd.	30,400	4,993
Genting Singapore Ltd.	137,300	97,896
Geo Energy Resources Ltd.	109,100	26,473
Golden Agri-Resources Ltd.	512,000	95,565
†Golden Energy & Resources Ltd.	47,500	27,839
Great Eastern Holdings Ltd.	2,900	40,055
GuocoLand Ltd.	27,500	33,261
†Halcyon Agri Corp. Ltd.	78,412	23,124
Ho Bee Land Ltd.	12,200	22,134
Hong Fok Corp. Ltd.	19,800	14,044
Hong Leong Asia Ltd.	17,600	8,673
Hotel Grand Central Ltd.	19,945	13,179
Hour Glass Ltd.	21,300	32,441
Hutchison Port Holdings Trust	478,100	92,751
=†Hyflux Ltd.	16,000	0
iFAST Corp. Ltd.	13,100	57,118
Indofood Agri Resources Ltd.	26,500	6,034
Japfa Ltd.	41,800	10,767
Kenon Holdings Ltd.	1,036	34,134
Keppel Corp. Ltd.	33,400	181,039
Keppel Infrastructure Trust	184,616	74,431
=†Midas Holdings Ltd.	143,100	0
†mm2 Asia Ltd.	118,600	3,985
Nanofilm Technologies International Ltd.	17,800	18,472
NETLINK NBN TRUST	101,100	62,650
Olam Group Ltd.	52,900	57,663
OUE Ltd.	20,900	19,505
Oversea-Chinese Banking Corp. Ltd.	46,213	420,244
Oxley Holdings Ltd.	104,878	11,354
Propnex Ltd.	8,400	9,595
†Q&M Dental Group Singapore Ltd.	30,500	7,173
QAF Ltd.	12,400	7,684
Raffles Medical Group Ltd.	63,213	66,073
†SATS Ltd.	11,800	25,020
SBS Transit Ltd.	4,800	9,246
Sembcorp Industries Ltd.	83,000	209,452
†Sembcorp Marine Ltd.	1,184,300	122,020
Sheng Siong Group Ltd.	38,200	47,058
†SIA Engineering Co. Ltd.	9,600	16,772
SIIC Environment Holdings Ltd.	68,260	9,428
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Singapore (continued)
Silverlake Axis Ltd.	35,500	$ 9,542
Sinarmas Land Ltd.	50,600	6,800
Singapore Airlines Ltd.	35,250	145,537
Singapore Exchange Ltd.	41,000	273,966
Singapore Land Group Ltd.	14,500	24,358
Singapore Technologies Engineering Ltd.	49,000	122,555
Singapore Telecommunications Ltd.	55,600	106,684
Stamford Land Corp. Ltd.	89,838	23,811
StarHub Ltd.	49,400	38,357
Thomson Medical Group Ltd.	181,300	10,558
Tuan Sing Holdings Ltd.	54,356	12,378
UMS Holdings Ltd.	34,531	30,421
United Overseas Bank Ltd.	20,762	475,880
UOB-Kay Hian Holdings Ltd.	39,419	40,614
UOL Group Ltd.	22,100	110,879
Venture Corp. Ltd.	13,400	170,676
Vicom Ltd.	4,200	6,021
Wilmar International Ltd.	126,200	392,903
Wing Tai Holdings Ltd.	34,200	38,301
		5,596,109
South Africa–0.00%
†Petra Diamonds Ltd.	9,008	10,346
		10,346
Spain–2.35%
Acciona SA	1,873	344,651
Acerinox SA	15,721	155,529
ACS Actividades de Construccion y Servicios SA	15,124	433,392
Aedas Homes SA	568	8,378
†Aena SME SA	348	43,696
Almirall SA	4,125	39,917
†Amadeus IT Group SA	9,638	500,890
†Amper SA	80,575	12,869
Applus Services SA	8,262	56,735
Atresmedia Corp. de Medios de Comunicacion SA	9,361	31,985
Banco Bilbao Vizcaya Argentaria SA	141,823	855,322
Banco Bilbao Vizcaya Argentaria SA ADR	99,375	597,244
Banco de Sabadell SA	449,904	424,193
Banco Santander SA	260,971	782,896
Bankinter SA	38,338	257,232
CaixaBank SA	56,189	220,862
†Cellnex Telecom SA	3,255	107,735

LVIP Dimensional International Core Equity Fund–43

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Spain (continued)
Cia de Distribucion Integral Logista Holdings SA	4,601	$ 116,233
CIE Automotive SA	3,832	98,693
Construcciones y Auxiliar de Ferrocarriles SA	1,158	32,849
†Distribuidora Internacional de Alimentacion SA	883,558	12,012
Ebro Foods SA	4,342	68,138
†eDreams ODIGEO SA	3,178	13,437
Elecnor SA	2,740	31,090
Enagas SA	19,988	332,175
Ence Energia y Celulosa SA	6,937	20,866
Endesa SA	11,683	220,544
Ercros SA	10,000	34,683
Faes Farma SA	23,525	88,390
Ferrovial SA	10,468	274,198
Fluidra SA	4,713	73,254
Fomento de Construcciones y Contratas SA	3,439	32,469
Gestamp Automocion SA	15,571	60,238
Global Dominion Access SA	7,450	28,590
†Grifols SA	10,130	116,786
Grupo Catalana Occidente SA	2,582	81,673
Iberdrola SA	45,499	532,339
Iberpapel Gestion SA	881	12,307
Indra Sistemas SA	10,647	121,379
Industria de Diseno Textil SA	15,125	402,335
Laboratorios Farmaceuticos Rovi SA	1,704	65,775
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	29,773	32,890
Mapfre SA	89,119	172,669
†Mediaset Espana Comunicacion SA	5,784	20,519
†Melia Hotels International SA	10,355	50,745
Miquel y Costas & Miquel SA	1,868	23,395
Naturgy Energy Group SA	3,078	80,098
†Neinor Homes SA	1,873	16,401
†Obrascon Huarte Lain SA	17,936	8,609
Pharma Mar SA	742	51,072
†Promotora de Informaciones SA Class A	23,606	7,101
Prosegur Cash SA	15,085	9,656
Prosegur Cia de Seguridad SA	21,566	40,930
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Spain (continued)
†Realia Business SA	11,794	$ 13,509
Red Electrica Corp. SA	16,123	280,629
Repsol SA	89,379	1,420,784
Sacyr SA	33,566	93,420
†Solaria Energia y Medio Ambiente SA	6,187	113,384
†Tecnicas Reunidas SA	591	5,770
Telefonica SA	279,650	1,013,304
Telefonica SA ADR	9,712	34,672
†Tubacex SA	8,167	17,467
Unicaja Banco SA	109,754	121,128
Vidrala SA	1,259	108,350
Viscofan SA	2,727	175,731
		11,656,212
Sweden–2.73%
AAK AB	2,756	46,973
AcadeMedia AB	8,341	35,683
AddLife AB Class B	4,272	44,461
AddNode Group AB Class B	4,360	41,115
AddTech AB Class B	8,076	115,086
AFRY AB	4,672	76,517
Alfa Laval AB	2,303	66,454
Alimak Group AB	2,560	18,302
†Alleima AB	4,855	17,876
Alligo AB Class B	927	7,045
Ambea AB	5,279	22,270
†Annehem Fastigheter AB Class B	2,992	5,677
AQ Group AB	373	11,063
ArcelorMittal SA	3,727	98,044
†Arise AB	2,577	12,422
Arjo AB Class B	13,896	51,856
Assa Abloy AB Class B	4,869	104,381
Atlas Copco AB Class A	36,742	433,446
Atlas Copco AB Class B	20,952	223,076
Atrium Ljungberg AB Class B	1,884	30,856
†Attendo AB	8,480	19,683
Avanza Bank Holding AB	6,020	128,998
Axfood AB	3,690	101,101
BE Group AB	1,666	12,900
Beijer Alma AB Class B	3,471	54,353
Beijer Electronics Group AB	1,878	19,869
Beijer Ref AB	7,185	101,287
Bergman & Beving AB	2,044	21,782
Besqab AB	861	6,518
†Betsson AB Class B	9,414	76,477
Bilia AB Class A	7,797	85,406
Billerud AB	8,553	104,178
BioGaia AB Class B	5,145	41,205
Biotage AB	2,689	47,802

LVIP Dimensional International Core Equity Fund–44

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Sweden (continued)
†Bjorn Borg AB	2,586	$ 7,633
†Boliden AB	10,840	406,441
Bonava AB Class B	6,842	19,290
Bravida Holding AB	10,775	115,031
Bufab AB	2,273	50,972
Bulten AB	815	4,647
Byggmax Group AB	4,180	19,925
Castellum AB	5,351	64,741
Catena AB	1,422	52,956
Cellavision AB	841	18,456
Clas Ohlson AB Class B	3,191	22,018
Cloetta AB Class B	16,221	32,427
Concentric AB	2,269	42,445
Coor Service Management Holding AB	6,389	39,369
Corem Property Group AB Class B	20,233	16,268
CTT Systems AB	561	11,478
Dios Fastigheter AB	3,818	27,606
Dometic Group AB	18,128	116,883
†Doro AB	2,027	2,887
†Duni AB	3,070	25,361
†Dustin Group AB	4,792	18,957
Eastnine AB	1,862	21,556
Elanders AB Class B	1,811	26,033
Electrolux AB Class B	14,335	193,398
Electrolux Professional AB Class B	11,611	48,759
Elekta AB Class B	21,407	128,834
†Eltel AB	11,132	8,855
†Enea AB	1,287	10,619
Epiroc AB Class A	10,326	187,870
Epiroc AB Class B	5,327	85,585
Essity AB Class A	759	19,784
Essity AB Class B	6,915	181,111
Evolution AB	501	48,752
Fabege AB	4,072	34,613
Fagerhult AB	6,695	25,953
†Fastighets AB Balder Class B	7,896	36,715
Fastighets AB Trianon Class B	1,416	2,829
FastPartner AB Class A	1,287	8,794
†Ferronordic AB	578	4,248
Fortnox AB	12,538	56,821
G5 Entertainment AB	477	9,618
GARO AB	2,571	26,757
Getinge AB Class B	4,677	96,948
Granges AB	9,560	78,148
H & M Hennes & Mauritz AB Class B	16,057	172,713
Hanza AB	2,312	11,322
Heba Fastighets AB Class B	1,368	4,759
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Sweden (continued)
Hexagon AB Class B	10,304	$ 107,633
Hexatronic Group AB	10,753	145,866
Hexpol AB	8,421	89,658
HMS Networks AB	2,098	68,279
Holmen AB Class B	1,974	78,299
Hufvudstaden AB Class A	3,015	42,849
†Humana AB	3,911	14,430
Husqvarna AB Class A	1,491	10,502
Husqvarna AB Class B	16,090	112,747
Indutrade AB	6,442	130,323
Instalco AB	8,466	32,153
Intrum AB	4,424	53,504
Inwido AB	6,076	64,458
†ITAB Shop Concept AB	1,500	1,581
JM AB	3,305	54,509
Kabe Group AB Class B	418	7,771
†Karnov Group AB	3,802	21,278
Kindred Group PLC SDR	17,043	177,374
KNOW IT AB	1,633	31,894
Lagercrantz Group AB Class B	11,514	113,983
Lifco AB Class B	5,381	89,805
Lime Technologies AB	395	8,706
Lindab International AB	6,964	85,024
Loomis AB	6,231	170,780
Medicover AB Class B	2,085	27,914
MEKO AB	2,222	23,977
†Midsona AB Class B	1,338	1,218
MIPS AB	1,818	74,899
†Modern Times Group MTG AB Class B	6,589	56,261
†Momentum Group AB	927	5,198
Munters Group AB	4,974	49,050
Mycronic AB	3,915	73,461
NCAB Group AB	6,123	38,112
NCC AB Class B	8,244	76,832
Nederman Holding AB	1,654	27,327
=†Neobo Fastigheter AB	2,316	4,339
†Net Insight AB Class B	38,456	22,315
New Wave Group AB Class B	5,098	100,838
Nibe Industrier AB Class B	5,130	47,736
Nobia AB	10,077	20,570
Nokian Renkaat Oyj	10,096	103,534
Nolato AB Class B	16,770	87,829
Nordic Waterproofing Holding AB	2,580	35,999
Nordnet AB publ	1,719	24,867
†Note AB	1,549	26,572
NP3 Fastigheter AB	753	14,331
Nyfosa AB	5,432	41,957
†OEM International AB Class B	3,426	23,738
†Orron Energy ab	2,834	6,100

LVIP Dimensional International Core Equity Fund–45

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Sweden (continued)
†Ovzon AB	1,833	$ 10,118
†OX2 AB	1,556	13,115
Peab AB Class B	14,960	84,729
Platzer Fastigheter Holding AB Class B	4,133	32,597
Pricer AB Class B	7,903	12,390
Proact IT Group AB	2,340	18,613
Probi AB	234	4,575
Ratos AB Class B	17,331	68,910
†RaySearch Laboratories AB	882	5,748
Rejlers AB	587	7,707
Resurs Holding AB	8,813	21,072
Rottneros AB	7,980	9,345
Saab AB Class B	2,284	89,895
Sagax AB Class B	4,199	95,168
Samhallsbyggnadsbolaget i Norden AB	23,162	38,578
Samhallsbyggnadsbolaget i Norden AB Class D	8,533	15,455
Sandvik AB	25,498	460,363
†Scandi Standard AB	5,314	24,953
†Scandic Hotels Group AB	8,740	26,987
†Sdiptech AB Class B	422	9,140
†Sectra AB Class B	6,541	93,274
Securitas AB Class B	19,209	160,080
†Sensys Gatso Group AB	150,659	14,395
†Sinch AB	23,970	87,818
Skandinaviska Enskilda Banken AB Class A	17,046	195,946
Skanska AB Class B	12,790	202,241
SKF AB Class A	1,577	24,090
SKF AB Class B	16,441	250,754
SkiStar AB	2,334	24,828
†Solid Forsakring AB	881	5,560
SSAB AB Class A	13,409	73,169
SSAB AB Class B	47,966	249,334
†Stendorren Fastigheter AB	889	16,340
†Stillfront Group AB	48,955	82,195
Svenska Cellulosa AB SCA Class A	1,121	14,331
Svenska Cellulosa AB SCA Class B	9,378	118,586
Svenska Handelsbanken AB Class A	19,294	194,329
Svenska Handelsbanken AB Class B	1,909	22,356
Sweco AB Class B	6,900	66,025
Swedbank AB Class A	9,886	167,974
†Swedish Orphan Biovitrum AB	2,725	56,329
Systemair AB	5,564	38,285
Tele2 AB Class B	30,634	249,831
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Sweden (continued)
Telefonaktiebolaget LM Ericsson Class A	2,154	$ 13,624
Telefonaktiebolaget LM Ericsson Class B	96,192	561,397
Telia Co. AB	67,895	173,465
†Tethys Oil AB	1,814	10,517
TF Bank AB	714	12,084
Thule Group AB	3,991	83,263
Trelleborg AB Class B	6,807	157,082
Troax Group AB	3,047	53,320
VBG Group AB Class B	1,159	15,550
†Viaplay Group AB Class B	2,319	44,014
Vitec Software Group AB Class B	1,204	48,253
Vitrolife AB	3,026	53,996
Volati AB	837	6,994
Volvo AB Class A	9,281	176,195
Volvo AB Class B	48,270	871,879
Wallenstam AB Class B	15,983	67,241
Wihlborgs Fastigheter AB	9,872	74,266
		13,540,395
Switzerland–8.29%
ABB Ltd.	53,315	1,617,930
†Accelleron Industries AG	2,558	52,964
†Adecco Group AG	12,474	410,921
Alcon, Inc.	12,774	874,661
Allreal Holding AG	1,177	191,446
†ALSO Holding AG	544	99,546
†Aluflexpack AG	1,925	36,766
†ams-OSRAM AG	20,315	148,301
APG SGA SA	98	17,011
Arbonia AG	5,155	72,030
†Aryzta AG	71,951	85,674
Ascom Holding AG	1,382	11,105
Autoneum Holding AG	251	27,688
Baloise Holding AG	3,626	559,596
Banque Cantonale de Geneve	199	38,631
Banque Cantonale Vaudoise	2,070	198,683
Barry Callebaut AG	216	427,258
†Basilea Pharmaceutica AG	729	36,109
Bell Food Group AG	177	45,559
Bellevue Group AG	933	37,738
Berner Kantonalbank AG	447	107,562
BKW AG	1,119	153,089
Bossard Holding AG Class A	510	110,202
Bucher Industries AG	517	216,272
Burckhardt Compression Holding AG	258	153,742
Burkhalter Holding AG	316	26,178
Bystronic AG	97	67,244

LVIP Dimensional International Core Equity Fund–46

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Switzerland (continued)
Calida Holding AG	290	$ 14,819
Carlo Gavazzi Holding AG	46	14,974
Cembra Money Bank AG	2,651	220,475
Chocoladefabriken Lindt & Spruengli AG	3	308,225
†Cicor Technologies Ltd.	245	11,367
Cie Financiere Richemont SA Class A	7,064	915,994
Cie Financiere Tradition SA	107	12,093
†Clariant AG	24,847	393,672
†Coca-Cola HBC AG	4,962	118,357
†Coltene Holding AG	332	27,360
Comet Holding AG	590	124,936
†Credit Suisse Group AG	29,567	88,383
Credit Suisse Group AG ADR	34,009	103,387
Daetwyler Holding AG	538	107,059
DKSH Holding AG	2,900	220,170
dormakaba Holding AG	215	78,708
†Dufry AG	6,405	266,757
†EFG International AG	9,157	87,445
Emmi AG	169	143,110
EMS-Chemie Holding AG	148	100,198
Energiedienst Holding AG	556	26,939
†Evolva Holding SA	58,889	5,222
Feintool International Holding AG	837	18,240
Fenix Outdoor International AG	263	21,474
†Flughafen Zurich AG	1,637	253,344
Forbo Holding AG	87	102,370
Galenica AG	4,472	365,392
†GAM Holding AG	14,490	14,731
Geberit AG	981	462,040
Georg Fischer AG	6,060	370,947
Givaudan SA	215	658,730
†Glencore PLC	302,170	2,017,964
Gurit Holding AG Class BR	240	23,360
Helvetia Holding AG	2,865	334,015
†HOCHDORF Holding AG	78	1,788
†Holcim AG	13,361	691,856
Huber & Suhner AG	1,300	121,332
Hypothekarbank Lenzburg AG	7	31,039
†Implenia AG	1,019	41,933
†Ina Invest Holding AG	203	4,325
Inficon Holding AG	151	132,114
Interroll Holding AG	41	104,202
Intershop Holding AG	54	35,215
Investis Holding SA	307	33,700
†Julius Baer Group Ltd.	13,400	780,537
†Jungfraubahn Holding AG	551	73,892
Kardex Holding AG	617	101,426
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Switzerland (continued)
Komax Holding AG	334	$ 93,014
Kudelski SA	1,531	3,924
Kuehne & Nagel International AG	2,667	620,709
†Landis & Gyr Group AG	1,668	117,706
LEM Holding SA	42	81,488
Liechtensteinische Landesbank AG	961	57,994
Logitech International SA	12,622	784,400
Lonza Group AG	950	465,522
Luzerner Kantonalbank AG	284	127,004
Medacta Group SA	449	50,016
Medmix AG	1,270	24,173
Metall Zug AG Class B	22	45,801
Mobilezone Holding AG	3,672	60,839
Mobimo Holding AG	595	151,863
†Molecular Partners AG	2,353	15,676
Nestle SA	33,853	3,922,577
Novartis AG	17,714	1,601,377
Novartis AG ADR	14,408	1,307,094
†Novavest Real Estate AG	237	10,458
OC Oerlikon Corp. AG	14,129	92,599
†Orascom Development Holding AG	824	6,594
Orior AG	492	39,002
Partners Group Holding AG	650	574,185
†Peach Property Group AG	389	6,899
Phoenix Mecano AG	34	12,098
Plazza AG Class A	93	31,179
PSP Swiss Property AG	2,046	240,081
Rieter Holding AG	353	40,085
Roche Holding AG	10,477	3,321,771
Romande Energie Holding SA	25	30,147
†Schaffner Holding AG	33	10,493
Schindler Holding AG	915	165,059
Schweiter Technologies AG	88	70,046
†Sensirion Holding AG	798	84,577
SFS Group AG	1,485	140,526
SGS SA	190	441,789
†Siegfried Holding AG	367	243,502
†Siemens Energy AG	18,754	352,822
†SIG Group AG	20,400	445,660
Sika AG	2,741	657,200
†Softwareone Holding AG	7,974	113,058
Sonova Holding AG	1,791	424,773
St Galler Kantonalbank AG	243	126,408
Stadler Rail AG	1,091	38,701
STMicroelectronics NV	15,819	558,719
Straumann Holding AG	2,402	274,321
Sulzer AG	1,270	98,891

LVIP Dimensional International Core Equity Fund–47

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Switzerland (continued)
Swatch Group AG	3,071	$ 401,794
Swiss Life Holding AG	1,122	578,564
†Swiss Prime Site AG	6,112	529,797
Swiss Re AG	7,071	661,331
†Swiss Steel Holding AG	99,178	22,203
Swisscom AG	1,723	944,002
Swissquote Group Holding SA	868	125,321
†Tecan Group AG	148	66,009
Temenos AG	4,312	236,620
TX Group AG	202	32,332
†u-blox Holding AG	564	67,218
UBS Group AG	41,636	776,510
Valiant Holding AG	1,418	153,355
†VAT Group AG	1,280	349,953
Vaudoise Assurances Holding SA	70	32,023
Vetropack Holding AG	950	37,090
Vontobel Holding AG	2,352	155,927
VP Bank AG Class A	349	33,139
VZ Holding AG	1,034	80,291
†V-ZUG Holding AG	220	21,651
Walliser Kantonalbank	94	10,573
Warteck Invest AG	8	19,640
Ypsomed Holding AG	215	39,249
Zehnder Group AG	646	38,984
Zug Estates Holding AG Class B	24	45,942
Zuger Kantonalbank AG	9	70,470
Zurich Insurance Group AG	2,889	1,381,933
		41,104,263
Taiwan–0.01%
†FIT Hon Teng Ltd.	117,000	30,729
		30,729
United Arab Emirates–0.00%
†Borr Drilling Ltd.	2,631	13,076
=†NMC Health PLC	2,337	0
†Shelf Drilling Ltd.	6,266	14,103
		27,179
United Kingdom–12.38%
4imprint Group PLC	2,541	131,326
†888 Holdings PLC	14,760	15,515
†accesso Technology Group PLC	1,549	15,506
Admiral Group PLC	6,513	168,265
AG Barr PLC	6,257	40,318
Airtel Africa PLC	62,037	83,850
AJ Bell PLC	27,094	117,329
Alfa Financial Software Holdings PLC	4,940	9,914
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Alliance Pharma PLC	27,699	$ 17,748
Anglo American PLC	39,088	1,529,422
Anglo-Eastern Plantations PLC	1,229	11,886
†Ascential PLC	18,868	45,986
Ashmore Group PLC	20,103	58,183
Ashtead Group PLC	10,014	571,423
†ASOS PLC	2,441	15,065
Associated British Foods PLC	9,475	180,528
†Aston Martin Lagonda Global Holdings PLC	7,485	13,940
AstraZeneca PLC	251	34,041
AstraZeneca PLC ADR	12,429	842,686
Auto Trader Group PLC	44,810	279,316
AVEVA Group PLC	2,446	95,011
Aviva PLC	80,505	430,962
Avon Rubber PLC	1,962	25,499
B&M European Value Retail SA	48,122	239,282
†Babcock International Group PLC	42,799	146,016
BAE Systems PLC	32,309	334,353
Bakkavor Group PLC	16,224	18,849
Balfour Beatty PLC	49,129	200,516
Bank of Georgia Group PLC	3,870	121,879
Barclays PLC	367,124	703,567
Barclays PLC ADR	15,733	122,717
Barratt Developments PLC	58,404	280,171
Beazley PLC	26,206	215,277
Begbies Traynor Group PLC	6,705	11,770
Bellway PLC	10,220	235,681
Berkeley Group Holdings PLC	5,945	271,173
Biffa PLC	22,254	109,607
Bloomsbury Publishing PLC	5,977	32,480
Bodycote PLC	13,509	92,846
†boohoo Group PLC	35,966	15,405
BP PLC	284,253	1,631,983
BP PLC ADR	43,348	1,514,146
Braemar PLC	3,535	12,607
British American Tobacco PLC	24,554	974,099
British American Tobacco PLC ADR	7,845	313,643
Britvic PLC	20,631	193,798
BT Group PLC	477,604	646,976
Bunzl PLC	6,316	210,670
Burberry Group PLC	11,379	279,260
Bytes Technology Group PLC	15,877	74,283

LVIP Dimensional International Core Equity Fund–48

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Camellia PLC	76	$ 4,374
†Capita PLC	105,348	30,898
Capricorn Energy PLC	47,847	151,437
†Card Factory PLC	28,435	26,882
†Carnival PLC	1,149	8,048
†Carnival PLC ADR	2,117	15,221
Carr's Group PLC	4,050	6,096
†Cazoo Group Ltd.	3,109	488
Central Asia Metals PLC	13,232	39,672
Centrica PLC	499,827	583,237
Chemring Group PLC	20,014	71,983
Chesnara PLC	13,328	45,680
Clarkson PLC	579	22,644
Close Brothers Group PLC	12,123	153,449
CMC Markets PLC	11,645	31,535
Coats Group PLC	84,286	67,456
Coca-Cola Europacific Partners PLC	5,883	324,004
Compass Group PLC	19,573	453,734
Computacenter PLC	6,315	145,896
ConvaTec Group PLC	44,543	125,256
†Costain Group PLC	7,704	3,667
Cranswick PLC	2,919	108,620
Crest Nicholson Holdings PLC	28,366	81,137
Croda International PLC	2,262	180,596
Currys PLC	84,982	55,068
CVS Group PLC	4,289	100,385
†De La Rue PLC	5,613	5,327
Dechra Pharmaceuticals PLC	1,809	57,255
†Deliveroo PLC	23,041	23,872
Devro PLC	15,625	58,181
DFS Furniture PLC	17,021	31,895
Diageo PLC	15,003	662,033
Diageo PLC ADR	4,469	796,331
†Dignity PLC	2,479	12,438
Diploma PLC	3,975	133,403
Direct Line Insurance Group PLC	100,129	267,886
DiscoverIE Group PLC	4,227	37,356
Diversified Energy Co. PLC	15,850	22,304
Domino's Pizza Group PLC	23,734	84,186
dotdigital group plc	7,254	7,261
Dr Martens PLC	11,273	25,976
Drax Group PLC	31,091	264,240
DS Smith PLC	92,410	359,177
Dunelm Group PLC	9,635	114,036
DWF Group plc	15,197	14,771
†easyJet PLC	15,233	59,778
EKF Diagnostics Holdings PLC	5,002	3,024
†Elementis PLC	50,751	73,872
EMIS Group PLC	3,771	85,344
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Endeavour Mining PLC	14,556	$ 311,546
Energean PLC	5,026	79,537
†EnQuest PLC	228,058	59,002
Epwin Group PLC	9,797	8,587
†Ergomed PLC	553	8,504
†Esken Ltd.	7,351	453
Essentra PLC	15,514	44,357
=†πEvraz PLC	20,000	0
Experian PLC	19,781	672,708
FDM Group Holdings PLC	7,488	67,804
Ferguson PLC	297	37,710
Ferrexpo PLC	25,210	47,911
Fevertree Drinks PLC	3,109	38,751
Firstgroup PLC	55,434	67,687
†FLEX LNG Ltd.	2,019	66,113
Forterra PLC	15,583	35,154
Foxtons Group PLC	30,068	10,796
†Frasers Group PLC	16,643	142,856
†Frontier Developments PLC	992	11,525
Fuller Smith & Turner PLC Class A	2,606	15,627
Future PLC	2,584	39,580
Galliford Try Holdings PLC	7,192	13,825
Games Workshop Group PLC	2,676	277,091
Gamma Communications PLC	4,520	59,125
Gem Diamonds Ltd.	5,209	2,047
Genel Energy Plc	15,768	23,752
Genuit Group PLC	10,895	37,012
†Georgia Capital PLC	2,757	24,331
Gooch & Housego PLC	1,112	7,233
Goodwin PLC	290	11,692
Grainger PLC	57,793	176,070
†Greencore Group PLC	40,405	31,336
Greggs PLC	10,010	283,903
GSK PLC	18,201	316,331
Gulf Keystone Petroleum Ltd.	21,757	52,869
†Gym Group PLC	10,516	13,858
H&T Group PLC	1,906	11,060
†Haleon PLC	45,270	270,185
Halfords Group PLC	18,444	46,603
Halma PLC	5,446	129,967
Harbour Energy PLC	18,291	67,312
Hargreaves Lansdown PLC	17,044	176,423
Harworth Group PLC	15,020	19,248
Hays PLC	93,860	131,287
Headlam Group PLC	2,792	10,194
Helical PLC	8,670	34,956
†Helios Towers PLC	56,888	72,970
Henry Boot PLC	9,398	26,700
Hill & Smith PLC	3,711	52,581

LVIP Dimensional International Core Equity Fund–49

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Hilton Food Group PLC	5,422	$ 36,511
Hiscox Ltd.	14,388	189,512
Hochschild Mining PLC	22,075	18,748
Hollywood Bowl Group PLC	7,810	23,510
†HomeServe PLC	22,425	324,515
Howden Joinery Group PLC	43,923	298,214
HSBC Holdings PLC ADR	43,094	1,342,809
HSBC Holdings PLC (London Shares)	30,517	190,260
Hunting PLC	13,315	53,604
†Hyve Group PLC	16,431	14,620
Ibstock PLC	28,431	53,207
IMI PLC	22,679	353,141
Impax Asset Management Group PLC	5,561	48,607
Imperial Brands PLC	43,438	1,087,573
Inchcape PLC	32,613	323,305
†Indivior PLC	11,618	260,124
Informa PLC	29,384	220,105
IntegraFin Holdings PLC	14,064	51,382
InterContinental Hotels Group PLC	412	23,629
InterContinental Hotels Group PLC ADR	3,029	176,712
†International Consolidated Airlines Group SA	7,894	11,819
International Distributions Services PLC	77,199	198,792
Intertek Group PLC	3,801	185,371
Investec PLC	51,086	315,843
iomart Group PLC	7,195	10,873
†IQE PLC	49,556	29,746
ITV PLC	323,959	294,364
†IWG PLC	61,700	123,823
†J D Wetherspoon PLC	4,879	26,201
J Sainsbury PLC	116,451	306,486
†James Fisher & Sons PLC	3,307	15,612
James Halstead PLC	11,698	26,588
JD Sports Fashion PLC	109,883	167,582
JET2 PLC	4,940	57,238
†John Wood Group PLC	59,570	97,331
Johnson Matthey PLC	11,170	287,230
Johnson Service Group PLC	23,518	27,551
Jupiter Fund Management PLC	34,225	54,948
Just Group PLC	95,906	94,612
Kainos Group PLC	7,314	136,436
Keller Group PLC	6,436	62,246
†Kier Group PLC	20,024	14,355
†Kin & Carta PLC	6,598	17,070
Kingfisher PLC	132,096	377,046
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Lancashire Holdings Ltd.	17,047	$ 133,958
Legal & General Group PLC	155,147	467,975
†Liberty Global PLC Class A	1,294	24,495
†Liberty Global PLC Class C	3,168	61,554
Liontrust Asset Management PLC	1,626	22,016
Lloyds Banking Group PLC	725,888	398,501
Lloyds Banking Group PLC ADR	169,630	373,186
London Stock Exchange Group PLC	2,546	219,645
Lookers PLC	29,788	27,441
LSL Property Services PLC	6,396	19,331
Luceco PLC	14,452	17,157
Macfarlane Group PLC	14,596	18,352
Man Group PLC	128,131	331,030
†Marks & Spencer Group PLC	156,383	233,110
Marshalls PLC	11,365	37,537
†Marston's PLC	45,699	21,867
†McBride PLC	15,062	3,733
ME GROUP INTERNATIONAL PLC	14,970	20,813
Mears Group PLC	12,639	31,782
Medica Group PLC	7,239	12,318
Mediclinic International PLC	36,094	217,307
Melrose Industries PLC	241,403	392,530
†Metro Bank PLC	6,365	9,311
Micro Focus International PLC	22,430	143,556
Micro Focus International PLC ADR	2,621	16,539
Midwich Group PLC	1,736	8,857
†Mitchells & Butlers PLC	24,688	41,188
Mitie Group PLC	80,923	72,983
MJ Gleeson PLC	2,085	8,671
Mondi PLC	17,726	302,054
Moneysupermarket.com Group PLC	35,323	82,162
Morgan Advanced Materials PLC	24,596	93,518
Morgan Sindall Group PLC	3,198	59,153
Mortgage Advice Bureau Holdings Ltd.	3,472	22,247
†Motorpoint group PLC	3,394	5,950
MP Evans Group PLC	2,058	20,153
†N Brown Group PLC	7,054	2,132
†National Express Group PLC	43,564	68,467
National Grid PLC	6,001	72,360
National Grid PLC ADR	5,177	312,277
NatWest Group PLC	132,947	495,990

LVIP Dimensional International Core Equity Fund–50

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
NCC Group PLC	15,754	$ 38,092
Next Fifteen Communications Group PLC	4,840	57,928
Next PLC	3,812	267,571
Nichols PLC	578	7,494
Norcros PLC	5,059	11,009
Numis Corp. PLC	6,867	15,857
†Ocado Group PLC	2,911	21,707
†Odfjell Technology Ltd.	1,683	4,982
†On the Beach Group PLC	10,599	20,041
OSB Group PLC	32,094	186,163
Oxford Instruments PLC	3,404	93,005
Pagegroup PLC	30,187	168,313
Pan African Resources PLC	117,245	23,444
PayPoint PLC	4,583	28,257
Pearson PLC	24,665	280,058
Pearson PLC ADR	512	5,770
†Pendragon PLC	139,742	32,437
Pennon Group PLC	12,046	129,392
Persimmon PLC	16,967	249,634
†Petrofac Ltd.	31,142	26,449
Pets at Home Group PLC	41,674	142,883
†Pharos Energy PLC	14,884	4,193
Phoenix Group Holdings PLC	39,016	287,067
†Playtech PLC	19,897	122,437
Polar Capital Holdings PLC	4,376	25,235
Porvair PLC	1,608	11,975
PPHE Hotel Group Ltd.	770	11,729
Premier Foods PLC	53,193	69,838
Provident Financial	16,016	37,021
Prudential PLC	30,525	416,084
Prudential PLC ADR	2,304	63,314
PZ Cussons PLC	17,088	43,280
QinetiQ Group PLC	33,003	142,439
†Rank Group PLC	8,180	8,099
Reach PLC	25,344	29,138
Reckitt Benckiser Group PLC	5,414	376,614
Redde Northgate PLC	22,698	113,056
Redrow PLC	25,611	140,507
RELX PLC	8,237	227,840
RELX PLC ADR	17,341	480,693
Renew Holdings PLC	2,294	20,301
†Renewi PLC	5,538	40,037
Renishaw PLC	1,586	70,330
Rentokil Initial PLC	53,152	326,431
†Restaurant Group PLC	41,294	15,596
Ricardo PLC	2,769	16,102
Rightmove PLC	33,528	207,289
Rio Tinto PLC	12,483	874,995
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Rio Tinto PLC ADR	17,569	$ 1,250,913
Robert Walters PLC	3,858	25,186
†Rolls-Royce Holdings PLC	140,122	157,881
Rotork PLC	43,440	161,017
RPS Group PLC	21,381	56,867
RS GROUP PLC	22,373	242,213
RWS Holdings PLC	5,347	24,280
Sabre Insurance Group PLC	12,837	16,513
†Saga PLC	13,212	20,094
Sage Group PLC	23,715	213,765
=†Savannah Energy PLC	28,585	9,071
Savills PLC	12,100	120,757
Schroders PLC	26,763	141,068
Senior PLC	33,287	50,383
Serco Group PLC	95,919	180,204
Serica Energy PLC	15,438	53,192
Severfield PLC	10,593	7,940
Severn Trent PLC	5,742	184,027
Shell PLC	58,563	1,646,802
Shell PLC ADR	87,456	4,980,619
†SIG PLC	58,377	20,890
Smart Metering Systems PLC	5,485	51,855
Smith & Nephew PLC	7,796	104,570
Smith & Nephew PLC ADR	3,380	90,888
Smiths Group PLC	16,898	326,555
Softcat PLC	8,387	120,051
Spectris PLC	3,913	142,013
Speedy Hire PLC	45,398	21,816
Spirax-Sarco Engineering PLC	1,851	237,539
†Spire Healthcare Group PLC	26,170	72,135
Spirent Communications PLC	35,761	112,493
SSE PLC	17,644	365,182
†SSP Group PLC	37,225	103,057
St. James's Place PLC	7,043	93,235
†Staffline Group PLC	10,355	4,907
Standard Chartered PLC	69,090	519,868
SThree PLC	11,172	54,431
=Studio Retail Group PLC	3,000	782
STV Group PLC	2,471	8,260
Subsea 7 SA	9,774	112,787
†Superdry PLC	2,865	4,433
Synthomer PLC	23,821	41,527
Tate & Lyle PLC	27,117	233,153
Tatton Asset Management PLC	5,219	28,866
Taylor Wimpey PLC	214,625	263,752
Telecom Plus PLC	4,932	130,878
Tesco PLC	188,088	509,806
TI Fluid Systems PLC	14,153	22,859

LVIP Dimensional International Core Equity Fund–51

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Topps Tiles PLC	15,052	$ 8,189
TORM PLC Class A	3,804	108,642
TP ICAP Group PLC	56,555	119,309
TT Electronics PLC	12,612	26,530
†Tullow Oil PLC	65,046	29,033
Tyman PLC	15,851	43,213
Unilever PLC	38,683	1,946,418
United Utilities Group PLC	13,466	161,397
Vertu Motors PLC	36,292	23,693
Vesuvius PLC	14,492	70,816
Victrex PLC	4,142	79,969
VIDENDUM PLC	2,446	31,877
Virgin Money U.K. PLC	101,303	223,018
Vistry Group PLC	18,196	137,598
Vodafone Group PLC	678,643	691,143
Vodafone Group PLC ADR	22,827	231,009
Volex PLC	4,256	12,889
Volution Group PLC	3,468	15,303
Vp PLC	1,013	8,389
†Watches of Switzerland Group PLC	18,564	184,144
Watkin Jones PLC	10,791	13,098
Weir Group PLC	9,625	194,207
WH Smith PLC	9,159	164,375
Whitbread PLC	9,632	299,266
Wincanton PLC	9,853	40,143
†Wise PLC	2,898	19,718
WPP PLC	22,841	226,487
WPP PLC ADR	421	20,696
†Xaar PLC	886	2,078
XP Power Ltd.	694	17,074
Young & Co.'s Brewery PLC Class A	2,151	26,629
Zotefoams PLC	3,613	14,851
		61,397,515
United States–0.26%
ADTRAN Holdings, Inc.	4,117	74,479
†Frontage Holdings Corp.	64,000	23,778
GSK PLC	20,604	724,025
†GXO Logistics, Inc.	104	4,440
†Noble Corp. PLC	1,131	42,412
Primo Water Corp.	11,595	180,105
†REC Silicon ASA	10,625	15,167
Waste Connections, Inc.	1,854	245,766
		1,310,172
Total Common Stock (Cost $471,131,041)		492,160,461
ΔPREFERRED STOCKS–0.45%
Germany–0.45%
Bayerische Motoren Werke AG 7.32%	1,475	125,602
	Number of Shares	Value (U.S. $)
ΔPREFERRED STOCKS (continued)
Germany (continued)
Draegerwerk AG & Co. KGaA 0.45%	847	$ 37,853
Fuchs Petrolub SE 3.15%	5,147	180,384
Henkel AG & Co. KGaA 2.84%	2,634	183,328
Jungheinrich AG 2.57%	4,759	135,406
Porsche Automobil Holding SE 5.00%	3,982	218,412
Sartorius AG 0.35%	686	271,261
Schaeffler AG 7.86%	9,333	63,590
Sixt SE 6.81%	1,325	77,300
STO SE & Co. KGaA 3.32%	210	33,809
Villeroy & Boch AG 5.97%	830	14,882
Volkswagen AG 6.01%	7,239	902,137
Total Preferred Stocks (Cost $2,758,583)		2,243,964
RIGHTS–0.00%
Austria–0.00%
=†S Immo AG expiration date 8/11/23	2,366	0
Total Rights (Cost $0)		0
WARRANTS–0.00%
Australia–0.00%
=†Decmil Group Ltd. exp 9/06/23 exercise price AUD 1.0000	1,097	0
		0
Italy–0.00%
=†Webuild SpA exp 8/02/30 exercise price EUR 1.0000	746	0
		0
Macau–0.00%
†MECOM Power & Construction Ltd. exp 5/24/23 exercise price HKD 4.4700	2,600	49
		49
Singapore–0.00%
=†Ezion Holdings Ltd. exp 4/16/23 exercise price SGD 0.2763	26,754	0
		0
Total Warrants (Cost $0)		49

LVIP Dimensional International Core Equity Fund–52

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–99.66% (Cost $473,889,624)	$494,404,474
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.34%	1,673,318
NET ASSETS APPLICABLE TO 46,532,347 SHARES OUTSTANDING–100.00%	$496,077,792
NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL INTERNATIONAL CORE EQUITY FUND STANDARD CLASS ($343,994,927 / 32,245,477 Shares)	$10.668
NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL INTERNATIONAL CORE EQUITY FUND SERVICE CLASS ($152,082,865 / 14,286,870 Shares)	$10.645
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$502,547,217
Distributable earnings/(accumulated loss)	(6,469,425)
TOTAL NET ASSETS	$496,077,792

Δ Securities have been classified by country of origin.
† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, or have certain restrictions on resale which may limit their liquidity. At December 31, 2022, the aggregate value of restricted securities was $0, which represented 0.00% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Restricted Securities
Investment	Date of Acquisition	Cost	Value
Evraz PLC	5/7/2015	$63,743	$ 0
Raven Property Group Ltd.	7/26/2005	11,879	0
Total		$75,622	$—

★ Includes $66,967 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $70,744 payable for securities purchased, $455,840 payable for fund shares redeemed, $186,947 other accrued expenses payable, $292,373 due to manager and affiliates and $2,754,392 due to custodian as of December 31, 2022.

Summary of Abbreviations:
ADR–American Depositary Receipt
AUD–Australian Dollar
EUR–Euro
HKD–Hong Kong Dollar
HSBC–Hong Kong and Shanghai Banking Corporation
IT–Information Technology
LNG–Liquefied Natural Gas
SDR–Swedish Depositary Receipt
SGD–Singapore Dollar
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Core Equity Fund–53

LVIP Dimensional International Core Equity Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends	$ 18,416,167
Foreign taxes withheld	(1,682,112)
16,734,055
EXPENSES:
Management fees	2,828,037
Distribution fees-Service Class	325,129
Pricing fees	297,554
Professional fees	162,772
Custodian fees	148,105
Shareholder servicing fees	141,402
Accounting and administration expenses	110,590
Trustees’ fees and expenses	15,932
Reports and statements to shareholders	7,804
Consulting fees	3,016
Other	17,772
4,058,113
Less:
Expenses reimbursed	(709,910)
Total operating expenses	3,348,203
NET INVESTMENT INCOME	13,385,852
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	8,147,485
Foreign currencies	(174,916)
Net realized gain	7,972,569
Net change in unrealized appreciation (depreciation) of:
Investments	(93,060,741)
Foreign currencies	(36,371)
Net change in unrealized appreciation (depreciation)	(93,097,112)
NET REALIZED AND UNREALIZED LOSS	(85,124,543)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(71,738,691)
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Core Equity Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 13,385,852	$ 11,155,616
Net realized gain	7,972,569	7,294,613
Net change in unrealized appreciation (depreciation)	(93,097,112)	43,873,276
Net increase (decrease) in net assets resulting from operations	(71,738,691)	62,323,505
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(12,009,076)	(9,120,704)
Service Class	(4,713,499)	(2,790,536)
	(16,722,575)	(11,911,240)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	47,476,815	33,789,007
Service Class	52,839,364	29,793,688
Reinvestment of dividends and distributions:
Standard Class	12,009,076	9,120,704
Service Class	4,713,499	2,790,536
	117,038,754	75,493,935
Cost of shares redeemed:
Standard Class	(55,993,753)	(47,562,373)
Service Class	(24,063,377)	(16,347,763)
	(80,057,130)	(63,910,136)
Increase in net assets derived from capital share transactions	36,981,624	11,583,799
NET INCREASE (DECREASE) IN NET ASSETS	(51,479,642)	61,996,064
NET ASSETS:
Beginning of year	547,557,434	485,561,370
End of year	$496,077,792	$547,557,434
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Core Equity Fund–54

LVIP Dimensional International Core Equity Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional International Core Equity Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 12.760	$ 11.539	$ 10.972	$ 9.291	$ 11.499
Income (loss) from investment operations:
Net investment income[1]	0.312	0.280	0.181	0.257	0.241
Net realized and unrealized gain (loss)	(2.030)	1.235	0.569	1.671	(2.252)
Total from investment operations	(1.718)	1.515	0.750	1.928	(2.011)
Less dividends and distributions from:
Net investment income	(0.374)	(0.294)	(0.183)	(0.247)	(0.197)
Total dividends and distributions	(0.374)	(0.294)	(0.183)	(0.247)	(0.197)
Net asset value, end of period	$ 10.668	$ 12.760	$ 11.539	$ 10.972	$ 9.291
Total return[2]	(13.42%)	13.22%	6.86%	20.85%	(17.55%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 343,995	$407,047	$373,079	$338,633	$ 262,312
Ratio of expenses to average net assets	0.62%	0.63%	0.65%	0.68%	0.68%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.77%	0.72%	0.76%	0.87%	1.00%
Ratio of net investment income to average net assets	2.81%	2.21%	1.84%	2.50%	2.19%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.66%	2.12%	1.73%	2.31%	1.87%
Portfolio turnover	15%	12%	18%	8%	4%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Core Equity Fund–55

LVIP Dimensional International Core Equity Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional International Core Equity Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 12.739	$ 11.522	$ 10.960	$ 9.285	$ 11.493
Income (loss) from investment operations:
Net investment income[1]	0.283	0.248	0.156	0.231	0.213
Net realized and unrealized gain (loss)	(2.026)	1.234	0.565	1.668	(2.246)
Total from investment operations	(1.743)	1.482	0.721	1.899	(2.033)
Less dividends and distributions from:
Net investment income	(0.351)	(0.265)	(0.159)	(0.224)	(0.175)
Total dividends and distributions	(0.351)	(0.265)	(0.159)	(0.224)	(0.175)
Net asset value, end of period	$ 10.645	$ 12.739	$ 11.522	$ 10.960	$ 9.285
Total return[2]	(13.64%)	12.94%	6.61%	20.53%	(17.75%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 152,083	$140,511	$112,482	$ 95,734	$ 63,201
Ratio of expenses to average net assets	0.87%	0.88%	0.90%	0.93%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.02%	0.97%	1.01%	1.12%	1.25%
Ratio of net investment income to average net assets	2.56%	1.96%	1.59%	2.25%	1.94%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.41%	1.87%	1.48%	2.06%	1.62%
Portfolio turnover	15%	12%	18%	8%	4%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Core Equity Fund–56

LVIP Dimensional International Core Equity Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional International Core Equity Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Equity securities listed on a foreign exchange are generally valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sale price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments including restricted securities, for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”). Restricted securities are valued at fair value by the Fund's Fair Valuation Committee, using methods approved by the Board, taking into account a review of information, assumptions and sub-adviser recommendations, as applicable.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign
LVIP Dimensional International Core Equity Fund–57

LVIP Dimensional International Core Equity Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2022, the value and cost of foreign currency held by the LVIP Dimensional International Core Equity Fund is $111,150 and $110,908 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.58% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.62% of the Fund’s average daily net assets for the Standard Class and 0.87% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2022, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2023	2024	2025	Total
LIAC	$ 332,060	$ 471,517	$ 709,910	$ 1,513,487
Dimensional Fund Advisors LP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$34,515
Legal	6,287
LVIP Dimensional International Core Equity Fund–58

LVIP Dimensional International Core Equity Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $1,504 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 66,967
Management fees payable to LIAC	247,476
Distribution fees payable to LFD	32,523
Shareholder servicing fees payable to Lincoln Life	12,374
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$107,666,898
Sales	70,847,028
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$ 478,337,530
Aggregate unrealized appreciation of investments	$ 152,588,496
Aggregate unrealized depreciation of investments	(136,531,244)
Net unrealized appreciation of investments	$ 16,057,252
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Dimensional International Core Equity Fund–59

LVIP Dimensional International Core Equity Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Australia	$ 33,265,747	$ —	$ —	$ 33,265,747
Austria	2,879,469	52,360	—	2,931,829
Belgium	6,067,082	—	—	6,067,082
Britain	239,444	—	—	239,444
Canada	54,479,296	—	—	54,479,296
Chile	143,178	—	—	143,178
China	302,173	—	—	302,173
Denmark	11,645,748	—	—	11,645,748
Faeroe Islands	436,213	—	—	436,213
Finland	7,939,278	—	—	7,939,278
France	38,293,420	—	—	38,293,420
Georgia	63,943	—	—	63,943
Germany	31,920,481	—	18,673	31,939,154
Greenland	640,538	—	—	640,538
Guernsey	—	—	—*	—
Hong Kong	11,756,938	—	116	11,757,054
Ireland	4,542,438	—	—	4,542,438
Isle Of Man	160,186	—	—	160,186
Israel	711,567	4,081,599	—	4,793,166
Italy	11,477,878	—	—	11,477,878
Japan	109,468,202	—	—	109,468,202
Jersey	189,705	—	—	189,705
Jordan	205,717	—	—	205,717
Luxembourg	1,418,338	—	—	1,418,338
Macau	52,672	—	—	52,672
Malaysia	77	—	—	77
Malta	4,863	—	—	4,863
Mexico	83,697	—	—	83,697
Mongolia	12,607	—	—	12,607
Netherlands	17,035,389	—	—	17,035,389
New Zealand	1,918,931	—	—	1,918,931
Norway	4,401,610	—	—	4,401,610
Philippines	12,206	—	—	12,206
Portugal	1,565,762	—	—	1,565,762
Singapore	5,561,975	34,134	—*	5,596,109
South Africa	10,346	—	—	10,346
Spain	11,656,212	—	—	11,656,212
Sweden	13,536,056	—	4,339	13,540,395
Switzerland	41,104,263	—	—	41,104,263
Taiwan	30,729	—	—	30,729
United Arab Emirates	27,179	—	—*	27,179
United Kingdom	61,387,662	—	9,853	61,397,515
United States	1,310,172	—	—	1,310,172
Preferred Stocks	2,243,964	—	—	2,243,964
Rights	—	—	—*	—
Warrants	49	—	—*	49
Total Investments	$490,203,400	$4,168,093	$32,981	$494,404,474

LVIP Dimensional International Core Equity Fund–60

LVIP Dimensional International Core Equity Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
*	Includes securities that have been valued at zero on the "Statement of Net Assets" that are considered to be Level 3 investments in this table.
As a result of utilizing International fair value pricing at December 31, 2022, a portion of the Fund’s common stock investments was categorized as Level 2.
During the year ended December 31, 2022, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$16,722,575	$11,911,240
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 1,305,331
Capital loss carryforward	(23,832,008)
Net unrealized appreciation	16,057,252
Distributable earnings/(accumulated loss)	$ (6,469,425)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2022, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$20,139,656	$3,692,352	$23,832,008
In 2022, the Fund utilized $7,828,321 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	4,237,145	2,648,630
Service Class	4,954,860	2,345,808
Shares reinvested:
Standard Class	1,135,680	737,516
Service Class	445,770	225,935
	10,773,455	5,957,889
Shares redeemed:
Standard Class	(5,026,960)	(3,817,209)
Service Class	(2,143,824)	(1,303,981)
	(7,170,784)	(5,121,190)
Net increase	3,602,671	836,699
LVIP Dimensional International Core Equity Fund–61

LVIP Dimensional International Core Equity Fund
Notes to Financial Statements (continued)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
In February 2022, Russia launched a large-scale invasion of Ukraine, significantly amplifying already existing geo-political tensions. The United States and many other countries have instituted various sanctions against Russian individuals and entities (including corporate and banking). The extent and duration of the military action, sanctions and other punitive actions taken, and resulting future market disruptions – both in Europe and globally – cannot easily be predicted but could be significant and have a severe adverse effect on Russia and Europe in general. In addition, there are significant risks due to the relatively recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.   Restricted securities have been identified on the Statement of Net Assets.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP Dimensional International Core Equity Fund–62

LVIP Dimensional International Core Equity Fund
Notes to Financial Statements (continued)
10. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Dimensional International Core Equity Fund–63

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Dimensional International Core Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Dimensional International Core Equity Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP Dimensional International Core Equity Fund–64

LVIP Dimensional International Core Equity Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Dimensional International Core Equity Fund–65

LVIP Dimensional International Core Equity Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had reduced its investment management fee in March 2020 and that LIAC had implemented an expense limitation for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Dimensional Fund Advisors LP (“Dimensional”) on behalf of the LVIP Dimensional International Core Equity Fund, the Board considered the nature, extent and quality of services provided by Dimensional under the subadvisory agreement. The Board reviewed the services provided by Dimensional, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of Dimensional. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Dimensional International Core Equity Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Large Blend funds category and the MSCI World Ex USA NR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the return of the benchmark index for the one- and three-year periods and below the return of the Morningstar peer group median and the benchmark index for the five-year period. The Board concluded that the services provided by Dimensional were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, which includes a breakpoint and the fees of clients with similar strategies advised by Dimensional and considered that Dimensional’s subadvisory fee was reduced effective March 2021. The Board considered that LIAC compensates Dimensional from its fees and that the subadvisory fee schedule was negotiated between LIAC and Dimensional, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Dimensional’s estimated range of profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Dimensional as to any additional benefits it receives and noted that Dimensional may receive benefits associated with an increase in assets under management, including an enhanced ability to obtain better data about markets and strategy implementation, obtaining more favorable trade execution, increasing participation from brokers in implementing Dimensional’s proprietary trade processes and obtaining improved services from various service providers.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Dimensional International Core Equity Fund–66

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP Dimensional International Core Equity Fund–67

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP Dimensional International Core Equity Fund–68

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP Dimensional International Core Equity Fund–69

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP Dimensional International Core Equity Fund–70

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Dimensional International Core Equity Fund–71

LVIP Dimensional U.S. Core Equity 1 Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.
In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Dimensional U.S. Core Equity 1 Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional U.S. Core Equity 1 Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Dimensional Fund Advisors LP
The Fund returned (15.25%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the Russell 3000® Index1, returned (19.21%).
The U.S. market had negative performance for the one-year period, trailing developed ex U.S. markets, but outperforming emerging markets.
Along the market capitalization dimension, small caps (Russell 2000® Index2) underperformed large caps (Russell 1000® Index3) by 1.3%. Mid caps (Russell Midcap® Index4), a subset of the Russell 1000® Index universe, outperformed small caps by 3.1% and large caps by 1.8%.
Along the relative price dimension, large cap value stocks (Russell 1000® Value Index5) outperformed large cap growth stocks (Russell 1000® Growth Index6) by 21.6%, and small cap value stocks (Russell 2000® Value Index7) outperformed small cap growth stocks (Russell 2000® Growth Index8) by 11.9%.
Along the profitability dimension, stocks with higher profitability outperformed stocks with lower profitability within large caps and small caps.
The Fund’s emphasis on value stocks contributed positively to relative performance. The Fund's emphasis on high profitability stocks also contributed positively to relative performance. Additionally, the Fund's emphasis on stocks with smaller market capitalizations contributed positively to relative performance. Finally, the Fund's exclusion of REITs contributed positively to relative performance.
The Fund is designed to provide exposure to a diversified group of securities across the entire size and value spectrum in the U.S. market with a particular emphasis on small cap stocks, low relative price (value) stocks, and stocks with higher profitability. As a result of the Fund’s diversified investment approach, performance is determined principally by broad trends in the US equity market rather than the behavior of a limited group of securities in a particular industry or asset class.
Portfolio Managers:
Dimensional Fund Advisors LP:	Jed Fogdall
Mary T. Phillips
John A. Hertzer
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional U.S. Core Equity 1 Fund Standard Class shares on 12/31/12. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $31,022. For comparison, look at how the Russell 3000® Index did over the same period. The same $10,000 investment would have increased to $31,428. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 15.25%
Five Years	+ 8.70%
Ten Years	+ 11.99%
Service Class Shares
One Year	- 15.54%
Five Years	+ 8.33%
Ten Years	+ 11.60%
1. The Russell 3000®Index is a capitalization weighted total return index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
2. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index, representing approximately 10% of the total market capitalization of the index.
3. The Russell 1000®Index measures the performance of the highest-ranking 1,000 stocks in the Russell 3000® Index, representing approximately 90% of the total market capitalization of that index.

LVIP Dimensional U.S. Core Equity 1 Fund–1

LVIP Dimensional U.S. Core Equity 1 Fund
2022 Annual Report Commentary (unaudited) (continued)
4. The Russell Midcap® Index is a market capitalization weighted index comprised of 800 publicly traded U.S. companies with market caps of between $2 and $10 billion. The 800 companies in the Russell Midcap® Index are the same 800 of the 1,000 companies that comprise Russell 1000® Index. The Russell 1000® Index is a compilation of the largest 1,000 publicly traded U.S. companies.
5. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
6. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
7. The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
8. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
LVIP Dimensional U.S. Core Equity 1 Fund–2

LVIP Dimensional U.S. Core Equity 1 Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,043.60	0.39%	$2.01
Service Class Shares	1,000.00	1,041.80	0.74%	3.81
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.30	0.39%	$1.99
Service Class Shares	1,000.00	1,022.10	0.74%	3.77

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Dimensional U.S. Core Equity 1 Fund–3

LVIP Dimensional U.S. Core Equity 1 Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.73%
Aerospace & Defense	1.73%
Air Freight & Logistics	0.70%
Airlines	0.29%
Auto Components	0.47%
Automobiles	0.79%
Banks	5.61%
Beverages	1.52%
Biotechnology	2.73%
Building Products	1.03%
Capital Markets	3.13%
Chemicals	2.41%
Commercial Services & Supplies	0.84%
Communications Equipment	0.87%
Construction & Engineering	0.60%
Construction Materials	0.20%
Consumer Finance	0.91%
Containers & Packaging	0.79%
Distributors	0.21%
Diversified Consumer Services	0.27%
Diversified Financial Services	1.26%
Diversified Telecommunication Services	1.15%
Electric Utilities	1.61%
Electrical Equipment	0.78%
Electronic Equipment, Instruments & Components	1.42%
Energy Equipment & Services	0.71%
Entertainment	0.81%
Food & Staples Retailing	1.67%
Food Products	1.47%
Gas Utilities	0.22%
Health Care Equipment & Supplies	1.95%
Health Care Providers & Services	3.16%
Health Care Technology	0.11%
Hotels, Restaurants & Leisure	1.95%
Household Durables	1.01%
Household Products	1.27%
Independent Power and Renewable Electricity Producers	0.22%
Industrial Conglomerates	0.59%
Insurance	3.17%
Interactive Media & Services	2.82%
Internet & Direct Marketing Retail	1.64%
IT Services	3.97%
Leisure Products	0.23%
Life Sciences Tools & Services	1.33%
Machinery	3.00%
Security Type/Sector	Percentage of Net Assets
Marine	0.07%
Media	1.42%
Metals & Mining	1.11%
Multiline Retail	0.69%
Multi-Utilities	0.71%
Oil, Gas & Consumable Fuels	5.69%
Paper & Forest Products	0.07%
Personal Products	0.26%
Pharmaceuticals	3.89%
Professional Services	0.89%
Real Estate Management & Development	0.25%
Road & Rail	1.30%
Semiconductors & Semiconductor Equipment	4.30%
Software	5.91%
Specialty Retail	2.82%
Technology Hardware, Storage & Peripherals	4.71%
Textiles, Apparel & Luxury Goods	0.86%
Thrifts & Mortgage Finance	0.32%
Tobacco	0.48%
Trading Companies & Distributors	0.98%
Water Utilities	0.17%
Wireless Telecommunication Services	0.21%
Preferred Stocks	0.01%
Rights	0.00%
Warrant	0.00%
Money Market Fund	0.27%
Total Investments	100.01%
Liabilities Net of Receivables and Other Assets	(0.01%)
Total Net Assets	100.00%

LVIP Dimensional U.S. Core Equity 1 Fund–4

LVIP Dimensional U.S. Core Equity 1 Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited) (continued)
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Apple, Inc.	4.32%
Microsoft Corp.	3.73%
Amazon.com, Inc.	1.45%
Exxon Mobil Corp.	1.14%
JPMorgan Chase & Co.	1.07%
Berkshire Hathaway, Inc. Class B	1.06%
Alphabet, Inc. Class A	1.02%
Johnson & Johnson	1.02%
Alphabet, Inc. Class C	0.98%
Procter & Gamble Co.	0.85%
Total	16.64%

IT–Information Technology
LVIP Dimensional U.S. Core Equity 1 Fund–5

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.73%
Aerospace & Defense–1.73%
†AAR Corp.	5,389	$ 241,966
†Aerojet Rocketdyne Holdings, Inc.	7,418	414,889
†AeroVironment, Inc.	1,264	108,274
†AerSale Corp.	2,240	36,333
†Astronics Corp.	3,806	38,746
†Axon Enterprise, Inc.	1,811	300,499
†Boeing Co.	13,849	2,638,096
BWX Technologies, Inc.	5,833	338,781
Curtiss-Wright Corp.	3,613	603,335
†Ducommun, Inc.	1,600	79,936
General Dynamics Corp.	6,623	1,643,233
HEICO Corp.	4,812	638,249
Hexcel Corp.	8,199	482,511
Howmet Aerospace, Inc.	15,822	623,545
Huntington Ingalls Industries, Inc.	3,462	798,614
Kaman Corp.	3,636	81,083
†Kratos Defense & Security Solutions, Inc.	8,962	92,488
L3Harris Technologies, Inc.	4,093	852,204
Lockheed Martin Corp.	8,961	4,359,437
Maxar Technologies, Inc.	3,879	200,699
†Mercury Systems, Inc.	3,446	154,174
Moog, Inc. Class A	3,369	295,663
National Presto Industries, Inc.	1,066	72,978
Northrop Grumman Corp.	3,244	1,769,959
Park Aerospace Corp.	2,423	32,492
†Parsons Corp.	4,776	220,890
Raytheon Technologies Corp.	39,754	4,011,974
Textron, Inc.	9,122	645,838
TransDigm Group, Inc.	1,903	1,198,224
†Triumph Group, Inc.	3,400	35,768
†V2X, Inc.	1,921	79,318
Woodward, Inc.	4,565	441,025
		23,531,221
Air Freight & Logistics–0.70%
†Air Transport Services Group, Inc.	8,512	221,142
†Atlas Air Worldwide Holdings, Inc.	3,789	381,931
CH Robinson Worldwide, Inc.	6,928	634,328
Expeditors International of Washington, Inc.	9,387	975,497
FedEx Corp.	12,004	2,079,093
Forward Air Corp.	2,174	228,031
†GXO Logistics, Inc.	9,670	412,812
†Hub Group, Inc. Class A	2,675	212,636
†Radiant Logistics, Inc.	2,507	12,760
United Parcel Service, Inc. Class B	24,810	4,312,970
		9,471,200
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Airlines–0.29%
†Alaska Air Group, Inc.	9,637	$ 413,813
†Allegiant Travel Co.	1,216	82,676
†American Airlines Group, Inc.	20,094	255,596
†Copa Holdings SA Class A	3,120	259,490
†Delta Air Lines, Inc.	35,783	1,175,829
†Frontier Group Holdings, Inc.	8,372	85,981
†Hawaiian Holdings, Inc.	6,305	64,689
†JetBlue Airways Corp.	28,121	182,224
†SkyWest, Inc.	5,859	96,732
†Southwest Airlines Co.	22,825	768,518
†Spirit Airlines, Inc.	8,530	166,164
†United Airlines Holdings, Inc.	11,789	444,445
		3,996,157
Auto Components–0.47%
†Adient PLC	7,115	246,819
†American Axle & Manufacturing Holdings, Inc.	16,351	127,865
†Aptiv PLC	7,711	718,125
Autoliv, Inc.	9,198	704,383
BorgWarner, Inc.	22,830	918,907
†Cooper-Standard Holdings, Inc.	2,502	22,668
Dana, Inc.	13,970	211,366
†Dorman Products, Inc.	2,903	234,766
†Fox Factory Holding Corp.	3,534	322,407
Gentex Corp.	21,709	592,004
†Gentherm, Inc.	1,903	124,247
†Goodyear Tire & Rubber Co.	28,808	292,401
†Horizon Global Corp.	2,190	851
LCI Industries	2,502	231,310
Lear Corp.	6,113	758,134
†Modine Manufacturing Co.	8,303	164,898
†Motorcar Parts of America, Inc.	2,029	24,064
Patrick Industries, Inc.	3,021	183,073
†QuantumScape Corp.	18,068	102,446
Standard Motor Products, Inc.	2,906	101,129
†Stoneridge, Inc.	3,532	76,150
†Superior Industries International, Inc.	3,283	13,854
†Visteon Corp.	1,685	220,449
		6,392,316
Automobiles–0.79%
Ford Motor Co.	102,744	1,194,913
General Motors Co.	54,199	1,823,254
Harley-Davidson, Inc.	15,921	662,314
†Tesla, Inc.	53,205	6,553,792
Thor Industries, Inc.	4,199	316,982
LVIP Dimensional U.S. Core Equity 1 Fund–6

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Automobiles (continued)
Winnebago Industries, Inc.	2,981	$ 157,099
		10,708,354
Banks–5.61%
1st Source Corp.	3,376	179,232
ACNB Corp.	150	5,971
Amalgamated Financial Corp.	3,720	85,709
Amerant Bancorp, Inc.	1,464	39,294
American National Bankshares, Inc.	279	10,303
Ameris Bancorp	8,107	382,164
Arrow Financial Corp.	527	17,865
Associated Banc-Corp.	16,938	391,098
Atlantic Union Bankshares Corp.	7,033	247,140
†Axos Financial, Inc.	7,624	291,389
Banc of California, Inc.	7,463	118,886
BancFirst Corp.	3,473	306,249
†Bancorp, Inc.	6,649	188,699
Bank of America Corp.	203,468	6,738,860
Bank of Hawaii Corp.	3,306	256,413
Bank of Marin Bancorp	800	26,304
Bank of NT Butterfield & Son Ltd.	6,133	182,825
Bank OZK	13,694	548,582
BankUnited, Inc.	9,140	310,486
Banner Corp.	3,850	243,320
Bar Harbor Bankshares	127	4,069
BayCom Corp.	863	16,380
BCB Bancorp, Inc.	1,717	30,889
Berkshire Hills Bancorp, Inc.	5,646	168,815
Blue Ridge Bankshares, Inc.	1,073	13,402
BOK Financial Corp.	5,728	594,509
Brookline Bancorp, Inc.	9,434	133,491
Business First Bancshares, Inc.	4,431	98,102
Byline Bancorp, Inc.	2,137	49,087
Cadence Bank	17,713	436,803
Cambridge Bancorp	434	36,048
Camden National Corp.	1,998	83,297
Capital Bancorp, Inc.	557	13,112
Capital City Bank Group, Inc.	800	26,000
†Carter Bankshares, Inc.	2,800	46,452
Cathay General Bancorp	8,683	354,180
Central Pacific Financial Corp.	5,001	101,420
Citigroup, Inc.	54,210	2,451,918
Citizens & Northern Corp.	836	19,111
Citizens Financial Group, Inc.	19,084	751,337
City Holding Co.	2,141	199,306
Civista Bancshares, Inc.	1,212	26,676
CNB Financial Corp.	543	12,918
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
†Coastal Financial Corp.	775	$ 36,828
Columbia Banking System, Inc.	6,665	200,816
Comerica, Inc.	8,347	557,997
Commerce Bancshares, Inc.	11,512	783,622
Community Bank System, Inc.	5,191	326,773
Community Trust Bancorp, Inc.	2,467	113,309
ConnectOne Bancorp, Inc.	5,185	125,529
†CrossFirst Bankshares, Inc.	1,345	16,691
Cullen/Frost Bankers, Inc.	4,148	554,588
†Customers Bancorp, Inc.	3,657	103,639
CVB Financial Corp.	14,317	368,663
Dime Community Bancshares, Inc.	7,277	231,627
Eagle Bancorp, Inc.	3,549	156,404
East West Bancorp, Inc.	11,093	731,029
Eastern Bankshares, Inc.	6,681	115,247
Enterprise Financial Services Corp.	3,126	153,049
Equity Bancshares, Inc. Class A	1,380	45,085
Farmers National Banc Corp.	3,472	49,025
FB Financial Corp.	5,341	193,024
Fifth Third Bancorp	34,520	1,132,601
Financial Institutions, Inc.	763	18,587
First Bancorp	4,235	181,427
First BanCorp	26,383	335,592
First Bancorp, Inc.	962	28,802
First Bancshares, Inc.	1,363	43,630
First Busey Corp.	7,236	178,874
First Business Financial Services, Inc.	810	29,605
First Citizens BancShares, Inc. Class A	769	583,179
First Commonwealth Financial Corp.	10,736	149,982
First Community Bankshares, Inc.	1,307	44,307
First Financial Bancorp	11,350	275,010
First Financial Bankshares, Inc.	8,922	306,917
First Financial Corp.	880	40,550
First Foundation, Inc.	5,112	73,255
First Hawaiian, Inc.	5,650	147,126
First Horizon Corp.	49,645	1,216,302
First Interstate BancSystem, Inc. Class A	8,840	341,666
First Merchants Corp.	5,690	233,916
First Mid Bancshares, Inc.	773	24,798
First of Long Island Corp.	1,772	31,896
First Republic Bank	7,303	890,163
Flushing Financial Corp.	4,876	94,497

LVIP Dimensional U.S. Core Equity 1 Fund–7

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
FNB Corp.	32,839	$ 428,549
Fulton Financial Corp.	16,777	282,357
German American Bancorp, Inc.	3,237	120,740
Glacier Bancorp, Inc.	7,512	371,243
Great Southern Bancorp, Inc.	2,431	144,620
Guaranty Bancshares, Inc.	509	17,632
Hancock Whitney Corp.	9,517	460,528
Hanmi Financial Corp.	4,000	99,000
HarborOne Bancorp, Inc.	3,325	46,217
HBT Financial, Inc.	916	17,926
Heartland Financial USA, Inc.	6,250	291,375
Heritage Commerce Corp.	3,648	47,424
Heritage Financial Corp.	4,420	135,429
Hilltop Holdings, Inc.	11,657	349,827
Home BancShares, Inc.	18,464	420,795
HomeStreet, Inc.	2,845	78,465
HomeTrust Bancshares, Inc.	901	21,777
Hope Bancorp, Inc.	11,520	147,571
Horizon Bancorp, Inc.	7,246	109,270
Huntington Bancshares, Inc.	62,198	876,992
Independent Bank Corp.	7,462	492,719
Independent Bank Group, Inc.	4,072	244,646
International Bancshares Corp.	6,070	277,763
JPMorgan Chase & Co.	108,365	14,531,746
KeyCorp	43,518	758,084
Lakeland Bancorp, Inc.	7,123	125,436
Lakeland Financial Corp.	1,993	145,429
Live Oak Bancshares, Inc.	3,640	109,928
M&T Bank Corp.	8,916	1,293,355
Macatawa Bank Corp.	1,158	12,773
Mercantile Bank Corp.	1,436	48,077
Metrocity Bankshares, Inc.	602	13,021
†Metropolitan Bank Holding Corp.	707	41,480
Mid Penn Bancorp, Inc.	1,043	31,259
Midland States Bancorp, Inc.	1,400	37,268
MidWestOne Financial Group, Inc.	600	19,050
National Bank Holdings Corp. Class A	3,762	158,267
NBT Bancorp, Inc.	5,373	233,296
†Nicolet Bankshares, Inc.	573	45,720
Northeast Bank	446	18,777
Northwest Bancshares, Inc.	14,286	199,718
Norwood Financial Corp.	666	22,271
OceanFirst Financial Corp.	7,155	152,044
OFG Bancorp	5,663	156,072
Old National Bancorp	31,305	562,864
Origin Bancorp, Inc.	1,679	61,619
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Pacific Premier Bancorp, Inc.	10,343	$ 326,425
PacWest Bancorp	6,709	153,971
Park National Corp.	1,685	237,164
Pathward Financial, Inc.	5,697	245,256
Peapack-Gladstone Financial Corp.	2,958	110,097
Peoples Bancorp, Inc.	3,493	98,677
Peoples Financial Services Corp.	200	10,368
Pinnacle Financial Partners, Inc.	5,894	432,620
PNC Financial Services Group, Inc.	11,482	1,813,467
Popular, Inc.	8,599	570,286
Preferred Bank	1,509	112,602
Premier Financial Corp.	4,031	108,716
Prosperity Bancshares, Inc.	7,651	556,075
QCR Holdings, Inc.	1,263	62,695
Red River Bancshares, Inc.	323	16,492
Regions Financial Corp.	43,297	933,483
Renasant Corp.	6,598	248,019
Republic Bancorp, Inc. Class A	1,755	71,815
S&T Bancorp, Inc.	4,286	146,495
Sandy Spring Bancorp, Inc.	4,310	151,841
Seacoast Banking Corp. of Florida	1,194	37,241
ServisFirst Bancshares, Inc.	4,189	288,664
Shore Bancshares, Inc.	844	14,711
Sierra Bancorp	742	15,760
Signature Bank	2,865	330,105
Simmons First National Corp. Class A	11,060	238,675
South Plains Financial, Inc.	1,938	53,353
†Southern First Bancshares, Inc.	592	27,084
Southside Bancshares, Inc.	3,707	133,415
SouthState Corp.	6,597	503,747
Stellar Bancorp, Inc.	3,713	109,385
Stock Yards Bancorp, Inc.	2,112	137,238
†SVB Financial Group	2,754	633,806
Synovus Financial Corp.	14,921	560,283
†Texas Capital Bancshares, Inc.	5,756	347,144
Tompkins Financial Corp.	1,879	145,773
Towne Bank	7,647	235,833
TriCo Bancshares	3,318	169,185
†Triumph Bancorp, Inc.	6,346	310,129
Truist Financial Corp.	35,214	1,515,258
Trustmark Corp.	7,049	246,081
U.S. Bancorp	51,756	2,257,079
UMB Financial Corp.	5,041	421,024
Umpqua Holdings Corp.	21,855	390,112

LVIP Dimensional U.S. Core Equity 1 Fund–8

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
United Bankshares, Inc.	12,883	$ 521,633
United Community Banks, Inc.	9,910	334,958
Unity Bancorp, Inc.	1,592	43,509
Univest Financial Corp.	5,030	131,434
Valley National Bancorp	39,046	441,610
Veritex Holdings, Inc.	959	26,929
Washington Federal, Inc.	7,858	263,636
Washington Trust Bancorp, Inc.	2,170	102,381
Webster Financial Corp.	16,115	762,884
Wells Fargo & Co.	108,447	4,477,777
WesBanco, Inc.	5,095	188,413
West BanCorp, Inc.	852	21,769
Westamerica BanCorp	2,893	170,716
Western Alliance Bancorp	9,181	546,820
Wintrust Financial Corp.	5,764	487,173
Zions Bancorp NA	11,022	541,841
		76,355,289
Beverages–1.52%
†Boston Beer Co., Inc. Class A	731	240,879
Brown-Forman Corp. Class A	12,836	843,152
†Celsius Holdings, Inc.	1,937	201,525
Coca-Cola Co.	119,298	7,588,546
Coca-Cola Consolidated, Inc.	822	421,160
Constellation Brands, Inc. Class A	3,458	801,392
†Duckhorn Portfolio, Inc.	2,706	44,838
Keurig Dr Pepper, Inc.	16,367	583,647
MGP Ingredients, Inc.	1,497	159,251
Molson Coors Beverage Co. Class B	10,324	531,892
†Monster Beverage Corp.	7,341	745,332
†National Beverage Corp.	3,798	176,721
PepsiCo, Inc.	45,998	8,309,999
		20,648,334
Biotechnology–2.73%
AbbVie, Inc.	60,581	9,790,495
†ACADIA Pharmaceuticals, Inc.	4,382	69,761
†Adicet Bio, Inc.	2,998	26,802
†Adverum Biotechnologies, Inc.	10,775	6,244
†Affimed NV	8,428	10,451
†Agios Pharmaceuticals, Inc.	1,832	51,443
†Aldeyra Therapeutics, Inc.	6,436	44,795
†Alkermes PLC	3,336	87,170
†Allakos, Inc.	867	7,300
†Allogene Therapeutics, Inc.	10,092	63,479
†Alnylam Pharmaceuticals, Inc.	2,227	529,247
Amgen, Inc.	20,195	5,304,015
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†AnaptysBio, Inc.	2,400	$ 74,376
†Anika Therapeutics, Inc.	1,937	57,335
†Arcturus Therapeutics Holdings, Inc.	2,800	47,488
†Arcus Biosciences, Inc.	2,997	61,978
†Arcutis Biotherapeutics, Inc.	3,058	45,258
†Atara Biotherapeutics, Inc.	3,839	12,592
†Avid Bioservices, Inc.	5,337	73,491
†Avidity Biosciences, Inc.	3,226	71,585
†Biogen, Inc.	6,096	1,688,104
†BioMarin Pharmaceutical, Inc.	4,560	471,914
†Bluebird Bio, Inc.	4,185	28,960
†Blueprint Medicines Corp.	2,679	117,367
†CareDx, Inc.	2,745	31,320
†Catalyst Pharmaceuticals, Inc.	6,124	113,906
†Celldex Therapeutics, Inc.	249	11,098
†Chinook Therapeutics, Inc.	5,559	145,646
†Concert Pharmaceuticals, Inc.	4,505	26,309
†CRISPR Therapeutics AG	2,111	85,812
†Day One Biopharmaceuticals, Inc.	2,358	50,744
†Deciphera Pharmaceuticals, Inc.	3,902	63,954
†Denali Therapeutics, Inc.	4,195	116,663
†Dynavax Technologies Corp.	5,571	59,275
†Eagle Pharmaceuticals, Inc.	1,957	57,203
†Editas Medicine, Inc.	1,820	16,143
†Emergent BioSolutions, Inc.	5,759	68,014
†Enanta Pharmaceuticals, Inc.	2,114	98,343
†Exact Sciences Corp.	4,843	239,777
†Exelixis, Inc.	20,982	336,551
†Fate Therapeutics, Inc.	3,581	36,132
†G1 Therapeutics, Inc.	4,800	26,064
Gilead Sciences, Inc.	49,809	4,276,103
†Halozyme Therapeutics, Inc.	5,662	322,168
†Horizon Therapeutics PLC	7,416	843,941
†Ideaya Biosciences, Inc.	2,662	48,369
†ImmunoGen, Inc.	12,198	60,502
†Immunovant, Inc.	5,425	96,294
†Incyte Corp.	2,788	223,932
†Intellia Therapeutics, Inc.	2,940	102,577
†Ionis Pharmaceuticals, Inc.	5,845	220,766
†Iovance Biotherapeutics, Inc.	9,431	60,264
†Ironwood Pharmaceuticals, Inc.	16,700	206,913
†IVERIC bio, Inc.	6,704	143,533
†Karuna Therapeutics, Inc.	556	109,254
†Kodiak Sciences, Inc.	915	6,551
†Krystal Biotech, Inc.	1,200	95,064
†Kura Oncology, Inc.	3,841	47,667

LVIP Dimensional U.S. Core Equity 1 Fund–9

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Kymera Therapeutics, Inc.	1,800	$ 44,928
†Ligand Pharmaceuticals, Inc.	1,149	76,753
†MacroGenics, Inc.	2,941	19,734
†Mirati Therapeutics, Inc.	1,683	76,257
†Moderna, Inc.	14,066	2,526,535
†Morphic Holding, Inc.	269	7,196
†Myriad Genetics, Inc.	6,072	88,105
†Neurocrine Biosciences, Inc.	2,841	339,329
†Nurix Therapeutics, Inc.	5,361	58,864
=†PDL BioPharma, Inc.	21,857	53,550
†PMV Pharmaceuticals, Inc.	3,878	33,739
†Protagonist Therapeutics, Inc.	2,495	27,220
†Prothena Corp. PLC	2,660	160,265
†RAPT Therapeutics, Inc.	2,200	43,560
†Regeneron Pharmaceuticals, Inc.	3,476	2,507,899
†REGENXBIO, Inc.	2,474	56,110
†Relay Therapeutics, Inc.	2,767	41,339
†Replimune Group, Inc.	3,297	89,678
†REVOLUTION Medicines, Inc.	1,900	45,258
†Rhythm Pharmaceuticals, Inc.	631	18,375
†Rocket Pharmaceuticals, Inc.	4,200	82,194
†Sage Therapeutics, Inc.	1,625	61,978
†Sangamo Therapeutics, Inc.	13,158	41,316
†Sarepta Therapeutics, Inc.	1,583	205,125
†Seagen, Inc.	3,269	420,099
†Spectrum Pharmaceuticals, Inc.	5,200	1,916
†SpringWorks Therapeutics, Inc.	300	7,803
†Stoke Therapeutics, Inc.	1,567	14,463
†Sutro Biopharma, Inc.	500	4,040
†Syndax Pharmaceuticals, Inc.	2,700	68,715
†Twist Bioscience Corp.	957	22,786
†Ultragenyx Pharmaceutical, Inc.	1,249	57,866
†United Therapeutics Corp.	2,715	755,014
†Vanda Pharmaceuticals, Inc.	5,302	39,182
†Vaxcyte, Inc.	2,524	121,026
†Veracyte, Inc.	2,721	64,569
†Vericel Corp.	1,820	47,939
†Vertex Pharmaceuticals, Inc.	4,937	1,425,707
†Xencor, Inc.	5,219	135,903
		37,080,837
Building Products–1.03%
A O Smith Corp.	12,081	691,516
AAON, Inc.	4,128	310,921
Advanced Drainage Systems, Inc.	6,620	542,641
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Building Products (continued)
Allegion PLC	4,973	$ 523,458
†American Woodmark Corp.	2,433	118,876
Apogee Enterprises, Inc.	3,439	152,898
Armstrong World Industries, Inc.	4,709	322,990
†AZEK Co., Inc.	9,229	187,533
†Builders FirstSource, Inc.	16,653	1,080,447
Carlisle Cos., Inc.	2,931	690,690
Carrier Global Corp.	42,430	1,750,238
CSW Industrials, Inc.	1,989	230,585
Fortune Brands Home & Security, Inc.	9,293	530,723
†Gibraltar Industries, Inc.	2,498	114,608
Griffon Corp.	6,049	216,494
†Hayward Holdings, Inc.	10,449	98,221
Insteel Industries, Inc.	1,756	48,325
†JELD-WEN Holding, Inc.	11,080	106,922
Johnson Controls International PLC	15,099	966,336
Lennox International, Inc.	1,939	463,867
Masco Corp.	10,394	485,088
†Masonite International Corp.	2,782	224,257
Masterbrand, Inc.	9,293	70,162
Owens Corning	8,300	707,990
†PGT Innovations, Inc.	6,091	109,394
Quanex Building Products Corp.	4,360	103,245
†Resideo Technologies, Inc.	14,386	236,650
Simpson Manufacturing Co., Inc.	4,772	423,086
Tecnoglass, Inc.	1,413	43,478
Trane Technologies PLC	7,981	1,341,526
†Trex Co., Inc.	8,010	339,063
UFP Industries, Inc.	7,118	564,102
Zurn Elkay Water Solutions Corp.	11,154	235,907
		14,032,237
Capital Markets–3.13%
Affiliated Managers Group, Inc.	4,030	638,473
Ameriprise Financial, Inc.	6,484	2,018,923
Ares Management Corp. Class A	3,802	260,209
Artisan Partners Asset Management, Inc. Class A	3,789	112,533
†AssetMark Financial Holdings, Inc.	1,142	26,266
B Riley Financial, Inc.	702	24,008
Bank of New York Mellon Corp.	22,761	1,036,081
BGC Partners, Inc. Class A	30,856	116,327
BlackRock, Inc.	3,395	2,405,799
Blackstone, Inc.	12,551	931,159

LVIP Dimensional U.S. Core Equity 1 Fund–10

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
†Blucora, Inc.	5,281	$ 134,824
Brightsphere Investment Group, Inc.	3,103	63,860
Carlyle Group, Inc.	7,611	227,112
Cboe Global Markets, Inc.	4,613	578,793
Charles Schwab Corp.	30,526	2,541,595
CME Group, Inc.	6,950	1,168,712
Cohen & Steers, Inc.	4,673	301,689
†Coinbase Global, Inc. Class A	1,298	45,936
Cowen, Inc. Class A	3,419	132,042
Diamond Hill Investment Group, Inc.	786	145,426
†Donnelley Financial Solutions, Inc.	6,570	253,930
Evercore, Inc. Class A	5,155	562,307
FactSet Research Systems, Inc.	1,349	541,232
Federated Hermes, Inc.	11,818	429,112
Franklin Resources, Inc.	20,323	536,121
Goldman Sachs Group, Inc.	10,739	3,687,558
Greenhill & Co., Inc.	3,574	36,634
Hamilton Lane, Inc. Class A	2,290	146,285
Houlihan Lokey, Inc.	2,921	254,594
Interactive Brokers Group, Inc. Class A	2,581	186,735
Intercontinental Exchange, Inc.	11,646	1,194,763
Invesco Ltd.	35,679	641,865
Janus Henderson Group PLC	11,212	263,706
Jefferies Financial Group, Inc.	16,565	567,848
KKR & Co., Inc.	12,259	569,063
Lazard Ltd. Class A	6,961	241,338
LPL Financial Holdings, Inc.	3,859	834,200
MarketAxess Holdings, Inc.	1,677	467,699
Moelis & Co. Class A	4,279	164,185
Moody's Corp.	5,830	1,624,355
Morgan Stanley	49,802	4,234,166
Morningstar, Inc.	2,882	624,212
MSCI, Inc.	2,227	1,035,934
Nasdaq, Inc.	18,978	1,164,300
Northern Trust Corp.	9,018	798,003
†Open Lending Corp. Class A	1,499	10,118
Oppenheimer Holdings, Inc. Class A	566	23,959
Piper Sandler Cos.,	2,218	288,761
PJT Partners, Inc. Class A	2,208	162,708
Raymond James Financial, Inc.	10,657	1,138,700
†Robinhood Markets, Inc. Class A	4,462	36,321
S&P Global, Inc.	6,773	2,268,549
SEI Investments Co.	12,025	701,057
State Street Corp.	15,293	1,186,278
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
Stifel Financial Corp.	11,269	$ 657,772
†StoneX Group, Inc.	1,728	164,678
T Rowe Price Group, Inc.	9,926	1,082,530
Tradeweb Markets, Inc. Class A	4,691	304,587
Victory Capital Holdings, Inc. Class A	3,143	84,327
Virtu Financial, Inc. Class A	8,744	178,465
Virtus Investment Partners, Inc.	817	156,406
Westwood Holdings Group, Inc.	147	1,637
WisdomTree, Inc.	18,923	103,130
		42,519,895
Chemicals–2.41%
AdvanSix, Inc.	4,807	182,762
Air Products & Chemicals, Inc.	5,258	1,620,831
Albemarle Corp.	3,911	848,140
American Vanguard Corp.	3,629	78,786
Ashland, Inc.	4,435	476,896
Avient Corp.	9,434	318,492
†Axalta Coating Systems Ltd.	21,171	539,225
Balchem Corp.	2,885	352,287
Cabot Corp.	5,734	383,261
Celanese Corp.	6,285	642,578
CF Industries Holdings, Inc.	15,031	1,280,641
Chase Corp.	1,120	96,611
Chemours Co.	8,853	271,079
Corteva, Inc.	20,820	1,223,800
Dow, Inc.	48,437	2,440,740
DuPont de Nemours, Inc.	12,964	889,719
Eastman Chemical Co.	7,160	583,110
Ecolab, Inc.	5,415	788,207
†Ecovyst, Inc.	2,891	25,614
Element Solutions, Inc.	26,715	485,946
FMC Corp.	5,172	645,466
FutureFuel Corp.	4,566	37,122
Hawkins, Inc.	1,638	63,227
HB Fuller Co.	5,745	411,457
Huntsman Corp.	21,174	581,862
†Ingevity Corp.	4,179	294,369
Innospec, Inc.	2,598	267,230
International Flavors & Fragrances, Inc.	11,401	1,195,281
†Intrepid Potash, Inc.	612	17,668
Koppers Holdings, Inc.	1,784	50,309
Kronos Worldwide, Inc.	8,371	78,687
†Linde PLC	12,724	4,150,314
†Livent Corp.	5,526	109,802
†LSB Industries, Inc.	3,347	44,515
LyondellBasell Industries NV Class A	28,091	2,332,396

LVIP Dimensional U.S. Core Equity 1 Fund–11

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Chemicals (continued)
Mativ Holdings, Inc.	7,587	$ 158,568
Minerals Technologies, Inc.	3,668	222,721
Mosaic Co.	21,705	952,198
NewMarket Corp.	1,227	381,732
Olin Corp.	18,769	993,631
Orion Engineered Carbons SA	1,161	20,677
PPG Industries, Inc.	9,082	1,141,971
Quaker Chemical Corp.	333	55,578
†Rayonier Advanced Materials, Inc.	10,113	97,085
RPM International, Inc.	7,154	697,157
Scotts Miracle-Gro Co.	5,415	263,115
Sensient Technologies Corp.	3,597	262,293
Sherwin-Williams Co.	8,753	2,077,350
Stepan Co.	2,327	247,732
Tredegar Corp.	3,092	31,600
Trinseo PLC	7,005	159,084
Tronox Holdings PLC Class A	12,136	166,385
Valvoline, Inc.	12,632	412,435
†Venator Materials PLC	6,100	3,293
Westlake Corp.	6,558	672,457
		32,825,492
Commercial Services & Supplies–0.84%
ABM Industries, Inc.	6,155	273,405
ACCO Brands Corp.	15,297	85,510
†ACV Auctions, Inc. Class A	40	328
Brady Corp. Class A	3,998	188,306
†BrightView Holdings, Inc.	4,456	30,702
Brink's Co.	3,096	166,286
†Casella Waste Systems, Inc. Class A	2,209	175,196
†CECO Environmental Corp.	3,876	45,272
†Cimpress PLC	1,769	48,842
Cintas Corp.	2,667	1,204,471
†Civeo Corp.	683	21,241
†Clean Harbors, Inc.	6,114	697,730
†Copart, Inc.	18,354	1,117,575
Deluxe Corp.	5,890	100,012
Ennis, Inc.	3,323	73,638
†Harsco Corp.	9,121	57,371
Healthcare Services Group, Inc.	2,712	32,544
†Heritage-Crystal Clean, Inc.	1,138	36,962
HNI Corp.	4,903	139,392
†IAA, Inc.	10,453	418,120
Interface, Inc.	8,682	85,691
†KAR Auction Services, Inc.	13,984	182,491
Kimball International, Inc. Class B	4,901	31,857
Matthews International Corp. Class A	2,732	83,162
MillerKnoll, Inc.	9,236	194,048
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Commercial Services & Supplies (continued)
†Montrose Environmental Group, Inc.	573	$ 25,436
MSA Safety, Inc.	1,744	251,467
Pitney Bowes, Inc.	13,039	49,548
†Quad/Graphics, Inc.	5,244	21,396
Republic Services, Inc.	7,082	913,507
Rollins, Inc.	15,837	578,684
†SP Plus Corp.	3,002	104,230
Steelcase, Inc. Class A	12,090	85,476
†Stericycle, Inc.	7,107	354,568
Tetra Tech, Inc.	4,642	673,972
UniFirst Corp.	1,742	336,189
†Viad Corp.	2,959	72,170
VSE Corp.	600	28,128
Waste Management, Inc.	15,317	2,402,931
		11,387,854
Communications Equipment–0.87%
ADTRAN Holdings, Inc.	6,434	120,895
†Applied Optoelectronics, Inc.	2,558	4,835
†Arista Networks, Inc.	5,699	691,574
†CalAmp Corp.	2,806	12,571
†Calix, Inc.	3,340	228,556
†Cambium Networks Corp.	1,717	37,207
†Ciena Corp.	12,663	645,560
Cisco Systems, Inc.	124,254	5,919,460
†Clearfield, Inc.	700	65,898
†CommScope Holding Co., Inc.	14,905	109,552
Comtech Telecommunications Corp.	2,467	29,949
†Digi International, Inc.	2,900	105,995
†DZS, Inc.	877	11,120
†Extreme Networks, Inc.	5,495	100,613
†F5, Inc.	4,197	602,311
†Harmonic, Inc.	15,891	208,172
Juniper Networks, Inc.	22,261	711,462
†Lumentum Holdings, Inc.	5,089	265,493
Motorola Solutions, Inc.	4,818	1,241,647
†NETGEAR, Inc.	3,638	65,884
†NetScout Systems, Inc.	8,743	284,235
†Ribbon Communications, Inc.	7,554	21,076
†Viasat, Inc.	4,826	152,743
†Viavi Solutions, Inc.	21,760	228,698
		11,865,506
Construction & Engineering–0.60%
AECOM	6,928	588,395
†Ameresco, Inc. Class A	1,754	100,224
†API Group Corp.	3,055	57,465
Arcosa, Inc.	4,724	256,702
Argan, Inc.	1,865	68,781
Comfort Systems USA, Inc.	3,877	446,165

LVIP Dimensional U.S. Core Equity 1 Fund–12

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Construction & Engineering (continued)
†Construction Partners, Inc. Class A	3,231	$ 86,235
†Dycom Industries, Inc.	3,130	292,968
EMCOR Group, Inc.	5,245	776,837
†Fluor Corp.	6,492	225,013
Granite Construction, Inc.	5,660	198,496
†Great Lakes Dredge & Dock Corp.	10,783	64,159
†IES Holdings, Inc.	955	33,969
†MasTec, Inc.	7,640	651,921
†Matrix Service Co.	3,017	18,766
MDU Resources Group, Inc.	18,965	575,398
†MYR Group, Inc.	2,247	206,881
†Northwest Pipe Co.	417	14,053
†NV5 Global, Inc.	1,400	185,248
Primoris Services Corp.	10,014	219,707
Quanta Services, Inc.	7,683	1,094,828
†Sterling Infrastructure, Inc.	6,125	200,900
†Tutor Perini Corp.	7,043	53,175
Valmont Industries, Inc.	2,153	711,933
†WillScot Mobile Mini Holdings Corp.	21,196	957,423
		8,085,642
Construction Materials–0.20%
Eagle Materials, Inc.	4,281	568,731
Martin Marietta Materials, Inc.	2,798	945,640
†Summit Materials, Inc. Class A	11,571	328,513
U.S. Lime & Minerals, Inc.	148	20,832
Vulcan Materials Co.	5,108	894,462
		2,758,178
Consumer Finance–0.91%
Ally Financial, Inc.	25,875	632,644
American Express Co.	22,047	3,257,444
†Atlanticus Holdings Corp.	1,483	38,855
Bread Financial Holdings, Inc.	4,827	181,785
Capital One Financial Corp.	15,565	1,446,922
†Credit Acceptance Corp.	1,730	820,712
Discover Financial Services	19,033	1,861,998
†Encore Capital Group, Inc.	3,279	157,195
†Enova International, Inc.	5,050	193,769
†EZCORP, Inc. Class A	6,690	54,524
FirstCash Holdings, Inc.	4,561	396,397
†Green Dot Corp. Class A	3,997	63,233
†LendingClub Corp.	14,756	129,853
†LendingTree, Inc.	513	10,942
Navient Corp.	19,563	321,811
Nelnet, Inc. Class A	2,759	250,379
OneMain Holdings, Inc.	11,443	381,166
†PRA Group, Inc.	5,542	187,209
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Consumer Finance (continued)
†PROG Holdings, Inc.	6,205	$ 104,803
SLM Corp.	39,914	662,572
Synchrony Financial	33,304	1,094,369
†World Acceptance Corp.	1,118	73,721
		12,322,303
Containers & Packaging–0.79%
Amcor PLC	94,418	1,124,518
AptarGroup, Inc.	6,267	689,245
Ardagh Metal Packaging SA	6,180	29,726
Avery Dennison Corp.	4,658	843,098
Ball Corp.	14,967	765,412
Berry Global Group, Inc.	15,811	955,459
Crown Holdings, Inc.	7,001	575,552
Graphic Packaging Holding Co.	37,740	839,715
Greif, Inc. Class A	4,608	314,619
International Paper Co.	21,242	735,611
Myers Industries, Inc.	2,920	64,912
†O-I Glass, Inc.	15,403	255,228
Packaging Corp. of America	7,234	925,301
†Ranpak Holdings Corp.	2,426	13,998
Sealed Air Corp.	10,093	503,439
Silgan Holdings, Inc.	16,148	837,112
Sonoco Products Co.	11,690	709,700
TriMas Corp.	5,477	151,932
Westrock Co.	12,881	452,896
		10,787,473
Distributors–0.21%
†Funko, Inc. Class A	2,122	23,151
Genuine Parts Co.	8,090	1,403,696
LKQ Corp.	14,159	756,232
Pool Corp.	1,930	583,497
Weyco Group, Inc.	723	15,299
		2,781,875
Diversified Consumer Services–0.27%
†2U, Inc.	9,277	58,167
ADT, Inc.	30,786	279,229
†Adtalem Global Education, Inc.	5,122	181,831
†American Public Education, Inc.	2,213	27,198
†Bright Horizons Family Solutions, Inc.	3,064	193,338
Carriage Services, Inc.	2,326	64,058
†Chegg, Inc.	2,936	74,193
†Frontdoor, Inc.	5,297	110,178
Graham Holdings Co. Class B	453	273,707
†Grand Canyon Education, Inc.	4,129	436,270
H&R Block, Inc.	11,858	432,936

LVIP Dimensional U.S. Core Equity 1 Fund–13

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Consumer Services (continued)
Laureate Education, Inc. Class A	1,100	$ 10,582
†OneSpaWorld Holdings Ltd.	4,641	43,301
†Perdoceo Education Corp.	7,863	109,296
†PowerSchool Holdings, Inc. Class A	2,972	68,594
Service Corp. International	12,808	885,545
Strategic Education, Inc.	2,304	180,449
†Stride, Inc.	4,689	146,672
†Universal Technical Institute, Inc.	3,270	21,974
†Vivint Smart Home, Inc.	5,507	65,533
†WW International, Inc.	6,119	23,619
		3,686,670
Diversified Financial Services–1.26%
A-Mark Precious Metals, Inc.	1,648	57,235
Apollo Global Management, Inc.	13,763	877,942
†Berkshire Hathaway, Inc. Class B	46,847	14,471,038
†Cannae Holdings, Inc.	9,850	203,403
Equitable Holdings, Inc.	32,631	936,510
Jackson Financial, Inc. Class A	3,086	107,362
Voya Financial, Inc.	8,511	523,341
		17,176,831
Diversified Telecommunication Services–1.15%
†Anterix, Inc.	2,400	77,208
AT&T, Inc.	237,648	4,375,100
ATN International, Inc.	2,414	109,378
†Bandwidth, Inc. Class A	4,888	112,180
Cogent Communications Holdings, Inc.	2,734	156,057
†Consolidated Communications Holdings, Inc.	10,085	36,104
†EchoStar Corp. Class A	4,326	72,158
†Frontier Communications Parent, Inc.	12,661	322,602
†IDT Corp. Class B	3,397	95,693
†Iridium Communications, Inc.	10,976	564,166
†Liberty Latin America Ltd. Class A	11,079	84,007
Lumen Technologies, Inc.	87,403	456,244
†Telesat Corp.	573	4,297
Verizon Communications, Inc.	234,174	9,226,456
		15,691,650
Electric Utilities–1.61%
ALLETE, Inc.	3,194	206,045
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electric Utilities (continued)
Alliant Energy Corp.	10,808	$ 596,710
American Electric Power Co., Inc.	14,504	1,377,155
Avangrid, Inc.	2,641	113,510
Constellation Energy Corp.	8,864	764,165
Duke Energy Corp.	20,114	2,071,541
Edison International	12,899	820,634
Entergy Corp.	5,703	641,588
Evergy, Inc.	9,198	578,830
Eversource Energy	11,554	968,687
Exelon Corp.	26,594	1,149,659
FirstEnergy Corp.	22,090	926,455
Genie Energy Ltd. Class B	2,298	23,761
Hawaiian Electric Industries, Inc.	8,248	345,179
IDACORP, Inc.	3,906	421,262
MGE Energy, Inc.	2,722	191,629
NextEra Energy, Inc.	49,532	4,140,875
NRG Energy, Inc.	25,841	822,261
OGE Energy Corp.	8,515	336,768
Otter Tail Corp.	3,279	192,510
†PG&E Corp.	11,609	188,762
Pinnacle West Capital Corp.	5,231	397,765
PNM Resources, Inc.	8,002	390,418
Portland General Electric Co.	5,391	264,159
PPL Corp.	26,960	787,771
Southern Co.	29,326	2,094,170
Xcel Energy, Inc.	14,781	1,036,296
		21,848,565
Electrical Equipment–0.78%
Acuity Brands, Inc.	2,185	361,858
Allied Motion Technologies, Inc.	2,562	89,183
AMETEK, Inc.	9,036	1,262,510
†Atkore, Inc.	4,968	563,471
AZZ, Inc.	3,479	139,856
Eaton Corp. PLC	11,525	1,808,849
Emerson Electric Co.	12,497	1,200,462
Encore Wire Corp.	2,824	388,469
EnerSys	4,508	332,871
†FuelCell Energy, Inc.	4,376	12,165
†Generac Holdings, Inc.	1,996	200,917
GrafTech International Ltd.	5,319	25,318
Hubbell, Inc.	3,686	865,031
LSI Industries, Inc.	2,323	28,434
nVent Electric PLC	8,024	308,683
†Plug Power, Inc.	4,000	49,480
Powell Industries, Inc.	1,827	64,274
Preformed Line Products Co.	206	17,158
Regal Rexnord Corp.	6,033	723,839
Rockwell Automation, Inc.	4,655	1,198,988

LVIP Dimensional U.S. Core Equity 1 Fund–14

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electrical Equipment (continued)
Sensata Technologies Holding PLC	13,114	$ 529,543
†Sunrun, Inc.	12,414	298,184
†Thermon Group Holdings, Inc.	3,728	74,858
†TPI Composites, Inc.	2,950	29,913
†Vicor Corp.	1,501	80,679
		10,654,993
Electronic Equipment, Instruments & Components–1.42%
Advanced Energy Industries, Inc.	3,148	270,035
Amphenol Corp. Class A	18,550	1,412,397
†Arlo Technologies, Inc.	6,220	21,832
†Arrow Electronics, Inc.	7,305	763,884
Avnet, Inc.	8,965	372,765
Badger Meter, Inc.	2,792	304,412
Bel Fuse, Inc. Class B	1,387	45,660
Belden, Inc.	4,758	342,100
Benchmark Electronics, Inc.	4,152	110,817
CDW Corp.	6,348	1,133,626
Cognex Corp.	7,440	350,498
†Coherent Corp.	7,701	270,305
Corning, Inc.	36,605	1,169,164
CTS Corp.	4,313	170,019
†Daktronics, Inc.	5,746	16,204
†ePlus, Inc.	3,272	144,884
†Fabrinet	2,950	378,249
†FARO Technologies, Inc.	1,676	49,291
†Flex Ltd.	44,824	961,923
†Insight Enterprises, Inc.	2,880	288,778
†IPG Photonics Corp.	3,916	370,728
†Itron, Inc.	2,913	147,543
Jabil, Inc.	20,212	1,378,458
†Keysight Technologies, Inc.	7,762	1,327,845
†Kimball Electronics, Inc.	343	7,748
†Knowles Corp.	9,789	160,735
Littelfuse, Inc.	2,042	449,648
Methode Electronics, Inc.	4,593	203,791
†Napco Security Technologies, Inc.	1,900	52,212
National Instruments Corp.	10,428	384,793
†nLight, Inc.	6,064	61,489
†Novanta, Inc.	3,392	460,871
†OSI Systems, Inc.	1,492	118,644
†PAR Technology Corp.	1,800	46,926
PC Connection, Inc.	3,183	149,283
†Plexus Corp.	3,104	319,495
†Rogers Corp.	1,659	197,985
†Sanmina Corp.	7,565	433,399
†ScanSource, Inc.	4,669	136,428
TD SYNNEX Corp.	6,774	641,566
TE Connectivity Ltd.	9,529	1,093,929
†Teledyne Technologies, Inc.	2,106	842,211
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
†Trimble, Inc.	9,996	$ 505,398
†TTM Technologies, Inc.	12,750	192,270
Vishay Intertechnology, Inc.	13,041	281,294
†Vishay Precision Group, Inc.	858	33,162
Vontier Corp.	9,340	180,542
†Zebra Technologies Corp. Class A	2,031	520,769
		19,276,005
Energy Equipment & Services–0.71%
Archrock, Inc.	16,319	146,545
Baker Hughes Co.	31,272	923,462
†Bristow Group, Inc.	670	18,177
Cactus, Inc. Class A	3,339	167,818
ChampionX Corp.	17,282	501,005
Core Laboratories NV	3,764	76,296
†DMC Global, Inc.	1,792	34,836
†Dril-Quip, Inc.	4,298	116,777
†Expro Group Holdings NV	4,117	74,641
†Forum Energy Technologies, Inc.	581	17,140
Halliburton Co.	38,642	1,520,563
†Helix Energy Solutions Group, Inc.	20,202	149,091
Helmerich & Payne, Inc.	7,597	376,583
Liberty Energy, Inc. Class A	13,753	220,186
†Mammoth Energy Services, Inc.	3,494	30,223
†Nabors Industries Ltd.	845	130,865
†National Energy Services Reunited Corp.	3,904	27,094
†Newpark Resources, Inc.	12,083	50,144
†NexTier Oilfield Solutions, Inc.	25,985	240,101
†Noble Corp. PLC	5,027	189,568
NOV, Inc.	21,887	457,219
†Oceaneering International, Inc.	12,328	215,617
†Oil States International, Inc.	6,670	49,758
Patterson-UTI Energy, Inc.	16,123	271,511
†ProPetro Holding Corp.	10,570	109,611
RPC, Inc.	14,752	131,145
Schlumberger Ltd.	41,543	2,220,889
†SEACOR Marine Holdings, Inc.	2,951	27,031
Select Energy Services, Inc. Class A	17,227	159,178
Solaris Oilfield Infrastructure, Inc. Class A	2,482	24,646
†TechnipFMC PLC	20,805	253,613
†TETRA Technologies, Inc.	6,536	22,615
†Tidewater, Inc.	1,101	40,572
†Transocean Ltd.	38,916	177,457
†U.S. Silica Holdings, Inc.	11,361	142,013

LVIP Dimensional U.S. Core Equity 1 Fund–15

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Energy Equipment & Services (continued)
†Valaris Ltd.	2,689	$ 181,830
†Weatherford International PLC	4,039	205,666
		9,701,486
Entertainment–0.81%
Activision Blizzard, Inc.	15,960	1,221,738
†Cinemark Holdings, Inc.	1,388	12,020
Electronic Arts, Inc.	5,636	688,606
†Endeavor Group Holdings, Inc. Class A	5,579	125,751
†IMAX Corp.	4,896	71,775
†Lions Gate Entertainment Corp. Class A	18,098	99,945
†Live Nation Entertainment, Inc.	7,827	545,855
†Madison Square Garden Entertainment Corp.	3,215	144,579
Madison Square Garden Sports Corp.	382	70,032
Marcus Corp.	3,838	55,229
†Netflix, Inc.	8,642	2,548,353
†Playtika Holding Corp.	3,992	33,972
†Reading International, Inc. Class A	489	1,355
†ROBLOX Corp. Class A	5,329	151,663
†Roku, Inc.	753	30,647
†Sciplay Corp. Class A	483	7,767
†Spotify Technology SA	1,430	112,898
†Take-Two Interactive Software, Inc.	7,167	746,300
†Walt Disney Co.	36,996	3,214,212
†Warner Bros Discovery, Inc.	88,464	838,639
Warner Music Group Corp. Class A	2,536	88,811
World Wrestling Entertainment, Inc. Class A	3,541	242,629
		11,052,776
Food & Staples Retailing–1.67%
Albertsons Cos., Inc. Class A	4,461	92,521
Andersons, Inc.	4,370	152,906
†BJ's Wholesale Club Holdings, Inc.	10,299	681,382
Casey's General Stores, Inc.	3,835	860,382
†Chefs' Warehouse, Inc.	2,580	85,862
Costco Wholesale Corp.	13,598	6,207,487
†Grocery Outlet Holding Corp.	1,953	57,008
†HF Foods Group, Inc.	4,692	19,050
Ingles Markets, Inc. Class A	2,345	226,199
Kroger Co.	67,817	3,023,282
Natural Grocers by Vitamin Cottage, Inc.	3,652	33,379
†Performance Food Group Co.	12,066	704,534
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food & Staples Retailing (continued)
PriceSmart, Inc.	1,845	$ 112,139
SpartanNash Co.	5,888	178,053
†Sprouts Farmers Market, Inc.	14,602	472,667
Sysco Corp.	17,582	1,344,144
†U.S. Foods Holding Corp.	16,963	577,081
†United Natural Foods, Inc.	6,297	243,757
Village Super Market, Inc. Class A	618	14,393
Walgreens Boots Alliance, Inc.	24,875	929,330
Walmart, Inc.	45,171	6,404,796
Weis Markets, Inc.	3,330	274,026
		22,694,378
Food Products–1.47%
Alico, Inc.	234	5,586
Archer-Daniels-Midland Co.	12,334	1,145,212
B&G Foods, Inc.	9,162	102,156
Bunge Ltd.	8,799	877,876
Calavo Growers, Inc.	1,666	48,980
Cal-Maine Foods, Inc.	5,325	289,946
Campbell Soup Co.	16,121	914,867
Conagra Brands, Inc.	22,914	886,772
†Darling Ingredients, Inc.	8,222	514,615
†Farmer Bros Co.	400	1,844
Flowers Foods, Inc.	21,330	613,024
Fresh Del Monte Produce, Inc.	6,313	165,338
†Freshpet, Inc.	885	46,701
General Mills, Inc.	19,111	1,602,457
†Hain Celestial Group, Inc.	9,937	160,781
Hershey Co.	5,843	1,353,064
Hormel Foods Corp.	18,651	849,553
†Hostess Brands, Inc.	13,011	291,967
Ingredion, Inc.	6,846	670,429
J & J Snack Foods Corp.	1,370	205,103
J M Smucker Co.	5,753	911,620
John B Sanfilippo & Son, Inc.	748	60,827
Kellogg Co.	18,088	1,288,589
Kraft Heinz Co.	19,060	775,933
Lamb Weston Holdings, Inc.	5,940	530,798
Lancaster Colony Corp.	2,361	465,825
†Lifecore Biomedical, Inc.	1,935	12,539
McCormick & Co., Inc.	9,565	792,754
Mondelez International, Inc. Class A	27,705	1,846,538
†Pilgrim's Pride Corp.	10,200	242,046
†Post Holdings, Inc.	6,697	604,471
Seaboard Corp.	14	52,853
†Simply Good Foods Co.	7,603	289,142
†Sovos Brands, Inc.	4,399	63,214
Tootsie Roll Industries, Inc.	1,500	63,855
†TreeHouse Foods, Inc.	5,737	283,293
Tyson Foods, Inc. Class A	15,575	969,544

LVIP Dimensional U.S. Core Equity 1 Fund–16

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food Products (continued)
†Vital Farms, Inc.	3,700	$ 55,204
		20,055,316
Gas Utilities–0.22%
Atmos Energy Corp.	5,568	624,006
Chesapeake Utilities Corp.	776	91,708
National Fuel Gas Co.	7,308	462,596
New Jersey Resources Corp.	8,468	420,182
Northwest Natural Holding Co.	2,733	130,064
ONE Gas, Inc.	2,955	223,753
South Jersey Industries, Inc.	7,029	249,740
Southwest Gas Holdings, Inc.	3,302	204,328
Spire, Inc.	3,336	229,717
UGI Corp.	11,119	412,181
		3,048,275
Health Care Equipment & Supplies–1.95%
Abbott Laboratories	36,602	4,018,534
†Align Technology, Inc.	1,343	283,239
†AngioDynamics, Inc.	5,678	78,186
†Artivion, Inc.	4,470	54,176
†AtriCure, Inc.	1,380	61,244
Atrion Corp.	226	126,436
†Avanos Medical, Inc.	5,480	148,289
†Axonics, Inc.	1,703	106,489
Baxter International, Inc.	16,653	848,803
Becton Dickinson & Co.	5,266	1,339,144
†BioLife Solutions, Inc.	2,557	46,537
†Boston Scientific Corp.	19,203	888,523
†Cardiovascular Systems, Inc.	1,059	14,424
CONMED Corp.	1,948	172,671
Cooper Cos., Inc.	1,861	615,377
†CryoPort, Inc.	1,498	25,990
DENTSPLY SIRONA, Inc.	8,257	262,903
†Dexcom, Inc.	4,904	555,329
†Edwards Lifesciences Corp.	11,926	889,799
Embecta Corp.	1,053	26,630
†Enovis Corp.	3,676	196,740
†Envista Holdings Corp.	5,087	171,279
†Figs, Inc. Class A	6,522	43,893
†Glaukos Corp.	2,443	106,710
†Globus Medical, Inc. Class A	6,424	477,110
†Haemonetics Corp.	4,127	324,589
†Heska Corp.	496	30,831
†Hologic, Inc.	14,575	1,090,356
†IDEXX Laboratories, Inc.	2,939	1,198,994
†Inari Medical, Inc.	600	38,136
†Inogen, Inc.	1,392	27,436
†Insulet Corp.	1,631	480,150
†Integer Holdings Corp.	3,432	234,955
†Integra LifeSciences Holdings Corp.	6,337	355,316
†Intuitive Surgical, Inc.	5,805	1,540,357
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
iRadimed Corp.	465	$ 13,155
†Lantheus Holdings, Inc.	4,262	217,192
LeMaitre Vascular, Inc.	1,018	46,848
†LENSAR, Inc.	1,658	4,908
†LivaNova PLC	3,945	219,105
†Masimo Corp.	2,348	347,387
Medtronic PLC	25,795	2,004,787
†Meridian Bioscience, Inc.	6,320	209,887
†Merit Medical Systems, Inc.	4,562	322,168
Mesa Laboratories, Inc.	369	61,331
†Neogen Corp.	16,910	257,539
†Novocure Ltd.	1,324	97,115
†NuVasive, Inc.	4,122	169,991
=OmniAb, Inc. Earnout Shares	435	0
=OmniAb, Inc. Earnout Shares	435	0
†Omnicell, Inc.	2,223	112,084
†OraSure Technologies, Inc.	3,636	17,526
†Orthofix Medical, Inc.	3,349	68,755
†OrthoPediatrics Corp.	984	39,094
†Penumbra, Inc.	719	159,949
†QuidelOrtho Corp.	1,304	111,714
ResMed, Inc.	3,836	798,387
†SeaSpine Holdings Corp.	1,244	10,387
†Shockwave Medical, Inc.	360	74,020
†STAAR Surgical Co.	700	33,978
STERIS PLC	4,480	827,411
Stryker Corp.	6,958	1,701,161
†Surgalign Holdings, Inc.	265	519
†Surmodics, Inc.	1,196	40,808
†Tandem Diabetes Care, Inc.	1,145	51,468
Teleflex, Inc.	1,857	463,563
†UFP Technologies, Inc.	348	41,026
Utah Medical Products, Inc.	166	16,688
†Varex Imaging Corp.	4,849	98,435
Zimmer Biomet Holdings, Inc.	8,329	1,061,947
†Zimvie, Inc.	832	7,771
		26,587,679
Health Care Providers & Services–3.16%
†Acadia Healthcare Co., Inc.	9,522	783,851
†Accolade, Inc.	200	1,558
†Addus HomeCare Corp.	1,490	148,240
†Agiliti, Inc.	583	9,509
†Agilon Health, Inc.	7,158	115,530
†Amedisys, Inc.	2,782	232,408
AmerisourceBergen Corp.	7,992	1,324,354
†AMN Healthcare Services, Inc.	4,516	464,335
†Apollo Medical Holdings, Inc.	2,925	86,551
†Brookdale Senior Living, Inc.	25,409	69,366
Cardinal Health, Inc.	13,178	1,012,993
†Castle Biosciences, Inc.	1,800	42,372
†Centene Corp.	17,165	1,407,702

LVIP Dimensional U.S. Core Equity 1 Fund–17

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
Chemed Corp.	1,406	$ 717,665
Cigna Corp.	9,067	3,004,260
†Community Health Systems, Inc.	14,031	60,614
†CorVel Corp.	1,436	208,694
†Cross Country Healthcare, Inc.	2,295	60,978
CVS Health Corp.	49,828	4,643,471
†DaVita, Inc.	6,486	484,310
Elevance Health, Inc.	6,867	3,522,565
Encompass Health Corp.	10,482	626,928
†Enhabit, Inc.	5,241	68,971
Ensign Group, Inc.	5,309	502,284
†Enzo Biochem, Inc.	4,600	6,578
†Fulgent Genetics, Inc.	3,138	93,450
HCA Healthcare, Inc.	6,578	1,578,457
†HealthEquity, Inc.	1,071	66,016
†Henry Schein, Inc.	6,745	538,723
Humana, Inc.	3,293	1,686,642
Laboratory Corp. of America Holdings	4,692	1,104,872
†LHC Group, Inc.	2,369	383,044
McKesson Corp.	4,364	1,637,024
†ModivCare, Inc.	1,930	173,179
†Molina Healthcare, Inc.	2,528	834,796
National HealthCare Corp.	1,916	114,002
National Research Corp.	414	15,442
†OPKO Health, Inc.	26,983	33,729
†Option Care Health, Inc.	8,414	253,177
†Owens & Minor, Inc.	8,370	163,466
Patterson Cos., Inc.	9,569	268,219
†Pediatrix Medical Group, Inc.	8,411	124,987
†Pennant Group, Inc.	3,570	39,199
†PetIQ, Inc.	1,604	14,789
Premier, Inc. Class A	6,981	244,195
†Progyny, Inc.	1,799	56,039
Quest Diagnostics, Inc.	7,125	1,114,635
†R1 RCM, Inc.	8,188	89,659
†RadNet, Inc.	2,573	48,450
Select Medical Holdings Corp.	14,513	360,358
†Surgery Partners, Inc.	2,745	76,476
†Tenet Healthcare Corp.	9,313	454,381
U.S. Physical Therapy, Inc.	1,000	81,030
UnitedHealth Group, Inc.	20,467	10,851,194
Universal Health Services, Inc. Class B	6,700	943,963
		43,049,680
Health Care Technology–0.11%
†Allscripts Healthcare Solutions, Inc.	12,205	215,296
†American Well Corp. Class A	13,369	37,834
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Technology (continued)
†Certara, Inc.	5,749	$ 92,386
†Computer Programs & Systems, Inc.	971	26,431
†Evolent Health, Inc. Class A	7,583	212,931
†GoodRx Holdings, Inc. Class A	3,965	18,477
†HealthStream, Inc.	2,606	64,733
†NextGen Healthcare, Inc.	6,248	117,337
†Phreesia, Inc.	3,969	128,437
†Schrodinger, Inc.	1,980	37,006
Simulations Plus, Inc.	1,079	39,459
†Teladoc Health, Inc.	5,765	136,342
†Veeva Systems, Inc. Class A	2,496	402,805
		1,529,474
Hotels, Restaurants & Leisure–1.95%
Aramark	18,038	745,691
†Biglari Holdings, Inc. Class B	1	139
†BJ's Restaurants, Inc.	1,988	52,443
Bloomin' Brands, Inc.	5,220	105,026
†Booking Holdings, Inc.	684	1,378,451
Boyd Gaming Corp.	3,668	200,016
†Brinker International, Inc.	3,450	110,089
†Caesars Entertainment, Inc.	9,211	383,178
†Carnival Corp.	31,390	253,003
†Carrols Restaurant Group, Inc.	5,537	7,530
Cheesecake Factory, Inc.	3,055	96,874
†Chipotle Mexican Grill, Inc.	824	1,143,292
Choice Hotels International, Inc.	4,134	465,654
Churchill Downs, Inc.	1,635	345,688
†Chuy's Holdings, Inc.	1,400	39,620
Cracker Barrel Old Country Store, Inc.	2,215	209,849
Darden Restaurants, Inc.	6,766	935,941
†Dave & Buster's Entertainment, Inc.	4,590	162,670
†Denny's Corp.	3,860	35,551
Dine Brands Global, Inc.	793	51,228
Domino's Pizza, Inc.	1,369	474,222
†DraftKings, Inc. Class A	7,514	85,584
El Pollo Loco Holdings, Inc.	3,990	39,740
†Expedia Group, Inc.	2,936	257,194
†Fiesta Restaurant Group, Inc.	2,409	17,706
†Hilton Grand Vacations, Inc.	2,114	81,474
Hilton Worldwide Holdings, Inc.	7,660	967,918
†Hyatt Hotels Corp. Class A	2,033	183,885
Jack in the Box, Inc.	1,951	133,117
†Las Vegas Sands Corp.	8,039	386,435
†Light & Wonder, Inc. Class A	7,878	461,651

LVIP Dimensional U.S. Core Equity 1 Fund–18

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
Marriott International, Inc. Class A	9,978	$ 1,485,624
Marriott Vacations Worldwide Corp.	3,604	485,062
McDonald's Corp.	18,764	4,944,877
MGM Resorts International	16,524	554,050
†Norwegian Cruise Line Holdings Ltd.	22,655	277,297
Papa John's International, Inc.	2,370	195,075
†Penn Entertainment, Inc.	9,276	275,497
†Planet Fitness, Inc. Class A	6,007	473,352
†Playa Hotels & Resorts NV	2,978	19,446
†Red Robin Gourmet Burgers, Inc.	2,551	14,235
Red Rock Resorts, Inc. Class A	4,288	171,563
†Royal Caribbean Cruises Ltd.	10,175	502,950
Ruth's Hospitality Group, Inc.	5,354	82,880
†SeaWorld Entertainment, Inc.	7,588	406,034
†Shake Shack, Inc. Class A	1,397	58,017
†Six Flags Entertainment Corp.	2,363	54,940
Starbucks Corp.	29,269	2,903,485
Texas Roadhouse, Inc.	5,372	488,583
Travel & Leisure Co.	6,597	240,131
Vail Resorts, Inc.	1,643	391,609
Wendy's Co.	21,332	482,743
Wingstop, Inc.	2,063	283,910
Wyndham Hotels & Resorts, Inc.	4,719	336,512
†Wynn Resorts Ltd.	3,118	257,141
Yum! Brands, Inc.	10,780	1,380,702
		26,576,574
Household Durables–1.01%
†Beazer Homes USA, Inc.	1,618	20,646
†Cavco Industries, Inc.	837	189,371
Century Communities, Inc.	3,853	192,689
DR Horton, Inc.	27,293	2,432,898
Ethan Allen Interiors, Inc.	3,617	95,561
Flexsteel Industries, Inc.	262	4,035
Garmin Ltd.	9,022	832,640
†GoPro, Inc. Class A	2,300	11,454
†Green Brick Partners, Inc.	1,200	29,076
Hamilton Beach Brands Holding Co. Class A	400	4,956
†Helen of Troy Ltd.	2,108	233,798
Hooker Furnishings Corp.	1,803	33,716
†Hovnanian Enterprises, Inc. Class A	705	29,666
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Household Durables (continued)
Installed Building Products, Inc.	2,299	$ 196,794
†iRobot Corp.	1,300	62,569
KB Home	9,361	298,148
La-Z-Boy, Inc.	5,162	117,797
Leggett & Platt, Inc.	12,560	404,809
Lennar Corp. Class A	13,397	1,204,364
†LGI Homes, Inc.	2,369	219,369
†Lovesac Co.	1,377	30,308
†M/I Homes, Inc.	4,399	203,146
MDC Holdings, Inc.	7,338	231,881
†Meritage Homes Corp.	5,353	493,547
†Mohawk Industries, Inc.	2,934	299,913
Newell Brands, Inc.	34,587	452,398
†NVR, Inc.	229	1,056,281
PulteGroup, Inc.	22,245	1,012,815
†Skyline Champion Corp.	3,677	189,402
†Sonos, Inc.	2,851	48,182
†Taylor Morrison Home Corp.	12,982	394,004
Tempur Sealy International, Inc.	15,090	518,040
Toll Brothers, Inc.	9,920	495,206
†TopBuild Corp.	3,484	545,211
†Tri Pointe Homes, Inc.	13,629	253,363
†Tupperware Brands Corp.	4,293	17,773
†Universal Electronics, Inc.	1,276	26,554
Whirlpool Corp.	6,418	907,890
		13,790,270
Household Products–1.27%
†Central Garden & Pet Co.	5,724	205,311
Church & Dwight Co., Inc.	9,864	795,137
Clorox Co.	6,009	843,243
Colgate-Palmolive Co.	22,655	1,784,987
Energizer Holdings, Inc.	6,619	222,067
Kimberly-Clark Corp.	9,668	1,312,431
Procter & Gamble Co.	76,626	11,613,437
Reynolds Consumer Products, Inc.	1,713	51,356
Spectrum Brands Holdings, Inc.	4,932	300,457
WD-40 Co.	802	129,290
		17,257,716
Independent Power and Renewable Electricity Producers–0.22%
AES Corp.	27,893	802,203
Atlantica Sustainable Infrastructure PLC	8,753	226,703
Brookfield Renewable Corp. Class A	8,421	231,914
Clearway Energy, Inc. Class A	11,203	348,850
Ormat Technologies, Inc.	5,007	433,005
†Sunnova Energy International, Inc.	2,425	43,674

LVIP Dimensional U.S. Core Equity 1 Fund–19

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Independent Power and Renewable Electricity Producers (continued)
Vistra Corp.	37,351	$ 866,543
		2,952,892
Industrial Conglomerates–0.59%
3M Co.	18,611	2,231,831
General Electric Co.	20,420	1,710,992
Honeywell International, Inc.	19,301	4,136,204
		8,079,027
Insurance–3.17%
Aflac, Inc.	18,547	1,334,271
Allstate Corp.	10,688	1,449,293
†Ambac Financial Group, Inc.	5,809	101,309
American Equity Investment Life Holding Co.	7,892	360,033
American Financial Group, Inc.	6,291	863,628
American International Group, Inc.	37,447	2,368,148
AMERISAFE, Inc.	2,406	125,040
Aon PLC Class A	6,029	1,809,544
†Arch Capital Group Ltd.	18,145	1,139,143
Argo Group International Holdings Ltd.	2,831	73,181
Arthur J Gallagher & Co.	5,082	958,160
Assurant, Inc.	4,180	522,751
Assured Guaranty Ltd.	8,298	516,633
Axis Capital Holdings Ltd.	7,323	396,687
†Brighthouse Financial, Inc.	8,990	460,917
Brown & Brown, Inc.	13,294	757,359
†BRP Group, Inc. Class A	1,800	45,252
Chubb Ltd.	11,488	2,534,253
Cincinnati Financial Corp.	7,701	788,505
CNA Financial Corp.	4,359	184,298
Donegal Group, Inc. Class A	1,349	19,156
†eHealth, Inc.	2,423	11,727
Employers Holdings, Inc.	3,284	141,639
†Enstar Group Ltd.	1,331	307,514
Erie Indemnity Co. Class A	2,514	625,282
Everest Re Group Ltd.	2,122	702,955
†F&G Annuities & Life, Inc.	1,879	37,599
Fidelity National Financial, Inc.	27,636	1,039,666
First American Financial Corp.	9,702	507,803
†Genworth Financial, Inc. Class A	43,794	231,670
Globe Life, Inc.	6,092	734,391
†Goosehead Insurance, Inc. Class A	1,734	59,546
†Greenlight Capital Re Ltd. Class A	4,459	36,341
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
Hanover Insurance Group, Inc.	4,144	$ 559,979
Hartford Financial Services Group, Inc.	17,899	1,357,281
HCI Group, Inc.	2,595	102,736
Heritage Insurance Holdings, Inc.	3,747	6,745
Horace Mann Educators Corp.	5,165	193,016
James River Group Holdings Ltd.	3,086	64,528
Kemper Corp.	7,106	349,615
Kinsale Capital Group, Inc.	1,057	276,427
Loews Corp.	10,924	637,197
†Maiden Holdings Ltd.	12,125	25,584
†Markel Corp.	624	822,114
Marsh & McLennan Cos., Inc.	16,202	2,681,107
Mercury General Corp.	6,071	207,628
MetLife, Inc.	14,426	1,044,010
National Western Life Group, Inc. Class A	415	116,615
†NI Holdings, Inc.	900	11,943
Old Republic International Corp.	27,874	673,157
†Palomar Holdings, Inc.	897	40,509
Primerica, Inc.	4,918	697,471
Principal Financial Group, Inc.	16,177	1,357,574
ProAssurance Corp.	6,511	113,747
Progressive Corp.	10,593	1,374,018
Prudential Financial, Inc.	12,927	1,285,719
Reinsurance Group of America, Inc.	4,774	678,338
RenaissanceRe Holdings Ltd.	3,891	716,839
RLI Corp.	3,097	406,543
Safety Insurance Group, Inc.	2,074	174,755
Selective Insurance Group, Inc.	5,303	469,899
†SiriusPoint Ltd.	13,203	77,898
Stewart Information Services Corp.	3,350	143,145
Tiptree, Inc.	2,925	40,482
Travelers Cos., Inc.	9,691	1,816,966
†Trupanion, Inc.	1,512	71,865
United Fire Group, Inc.	3,480	95,213
United Insurance Holdings Corp.	151	160
Universal Insurance Holdings, Inc.	7,335	77,678
Unum Group	9,122	374,276
W R Berkley Corp.	14,064	1,020,624
White Mountains Insurance Group Ltd.	305	431,371

LVIP Dimensional U.S. Core Equity 1 Fund–20

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
Willis Towers Watson PLC	5,334	$ 1,304,590
		43,143,056
Interactive Media & Services–2.82%
†Alphabet, Inc. Class A	158,040	13,943,869
†Alphabet, Inc. Class C	150,300	13,336,119
†Angi, Inc.	2,100	4,935
†Bumble, Inc. Class A	8,172	172,021
†Cargurus, Inc.	2,819	39,494
†Cars.com, Inc.	8,684	119,579
†DHI Group, Inc.	5,517	29,185
†Match Group, Inc.	9,882	410,004
†Meta Platforms, Inc. Class A	74,562	8,972,791
†Pinterest, Inc. Class A	7,293	177,074
†QuinStreet, Inc.	3,909	56,094
†Snap, Inc. Class A	4,200	37,590
†TripAdvisor, Inc.	8,010	144,020
†TrueCar, Inc.	10,819	27,156
†Yelp, Inc.	6,349	173,582
†Zedge, Inc. Class B	1,132	1,992
†Ziff Davis, Inc.	5,206	411,794
†Zillow Group, Inc. Class A	7,676	245,010
†ZoomInfo Technologies, Inc.	3,657	110,112
		38,412,421
Internet & Direct Marketing Retail–1.64%
†1-800-Flowers.com, Inc. Class A	5,253	50,219
†Amazon.com, Inc.	235,193	19,756,212
†Chewy, Inc. Class A	1,306	48,426
†DoorDash, Inc. Class A	3,682	179,755
†Duluth Holdings, Inc. Class B	3,677	22,724
eBay, Inc.	35,380	1,467,209
†Etsy, Inc.	4,697	562,607
†Lands' End, Inc.	2,926	22,208
†Liquidity Services, Inc.	356	5,005
PetMed Express, Inc.	1,000	17,700
†Quotient Technology, Inc.	10,979	37,658
†Qurate Retail, Inc.	23,614	38,491
†Revolve Group, Inc.	600	13,356
Shutterstock, Inc.	1,235	65,109
		22,286,679
IT Services–3.97%
Accenture PLC Class A	20,137	5,373,357
†Affirm Holdings, Inc.	2,807	27,144
†Akamai Technologies, Inc.	8,140	686,202
Amdocs Ltd.	9,367	851,460
Automatic Data Processing, Inc.	14,601	3,487,595
†Block, Inc.	4,058	255,005
†BM Technologies, Inc.	562	2,928
Broadridge Financial Solutions, Inc.	5,836	782,783
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
Cass Information Systems, Inc.	1,874	$ 85,867
†Cloudflare, Inc. Class A	1,236	55,879
Cognizant Technology Solutions Corp. Class A	17,896	1,023,472
Concentrix Corp.	4,848	645,560
†Conduent, Inc.	18,114	73,362
CSG Systems International, Inc.	2,870	164,164
†DXC Technology Co.	19,155	507,607
†Edgio, Inc.	5,104	5,767
†EPAM Systems, Inc.	1,758	576,167
†Euronet Worldwide, Inc.	4,413	416,499
EVERTEC, Inc.	7,143	231,290
†Evo Payments, Inc. Class A	463	15,668
†ExlService Holdings, Inc.	2,948	499,480
†Fastly, Inc. Class A	7,448	60,999
Fidelity National Information Services, Inc.	16,512	1,120,339
†Fiserv, Inc.	13,260	1,340,188
†FleetCor Technologies, Inc.	4,616	847,867
†Flywire Corp.	2,304	56,379
†Gartner, Inc.	3,112	1,046,068
Genpact Ltd.	13,859	641,949
Global Payments, Inc.	8,159	810,352
†Globant SA	1,717	288,731
†GoDaddy, Inc. Class A	3,510	262,618
†Grid Dynamics Holdings, Inc.	2,476	27,781
Hackett Group, Inc.	2,613	53,227
†I3 Verticals, Inc. Class A	2,397	58,343
†IBEX Holdings Ltd.	1,265	31,435
International Business Machines Corp.	30,732	4,329,831
†International Money Express, Inc.	2,436	59,365
Jack Henry & Associates, Inc.	3,805	668,006
†Kyndryl Holdings, Inc.	8,787	97,711
†Marqeta, Inc. Class A	7,290	44,542
Mastercard, Inc. Class A	29,133	10,130,418
Maximus, Inc.	3,536	259,295
†MoneyGram International, Inc.	1,616	17,598
†MongoDB, Inc.	1,325	260,813
†Okta, Inc.	2,043	139,598
†Paya Holdings, Inc.	6,331	49,825
Paychex, Inc.	9,698	1,120,701
†PayPal Holdings, Inc.	19,280	1,373,122
†Perficient, Inc.	3,007	209,979
†Rackspace Technology, Inc.	5,239	15,455
†Snowflake, Inc. Class A	2,969	426,170
†SolarWinds Corp.	4,705	44,039
†Squarespace, Inc. Class A	3,541	78,504

LVIP Dimensional U.S. Core Equity 1 Fund–21

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
SS&C Technologies Holdings, Inc.	13,110	$ 682,507
†TaskUS, Inc. Class A	1,624	27,446
†Toast, Inc. Class A	7,723	139,246
TTEC Holdings, Inc.	4,912	216,766
†Twilio, Inc. Class A	2,382	116,623
†Unisys Corp.	5,740	29,331
†VeriSign, Inc.	3,545	728,285
†Verra Mobility Corp.	6,816	94,265
Visa, Inc. Class A	45,152	9,380,779
Western Union Co.	21,608	297,542
†WEX, Inc.	3,024	494,878
		53,946,172
Leisure Products–0.23%
Acushnet Holdings Corp.	6,089	258,539
†American Outdoor Brands, Inc.	2,016	20,200
Brunswick Corp.	7,857	566,333
Hasbro, Inc.	7,816	476,854
Johnson Outdoors, Inc. Class A	842	55,673
†Malibu Boats, Inc. Class A	2,224	118,539
†MasterCraft Boat Holdings, Inc.	814	21,058
†Mattel, Inc.	23,363	416,796
†Nautilus, Inc.	4,229	6,470
Polaris, Inc.	4,675	472,175
Smith & Wesson Brands, Inc.	8,067	70,022
†Topgolf Callaway Brands Corp.	17,355	342,761
†Vista Outdoor, Inc.	7,301	177,926
†YETI Holdings, Inc.	3,031	125,211
		3,128,557
Life Sciences Tools & Services–1.33%
†10X Genomics, Inc. Class A	375	13,665
†Adaptive Biotechnologies Corp.	4,935	37,704
Agilent Technologies, Inc.	6,123	916,307
†Avantor, Inc.	21,138	445,801
†Azenta, Inc.	1,860	108,289
†Bio-Rad Laboratories, Inc. Class A	1,047	440,253
Bio-Techne Corp.	3,925	325,304
Bruker Corp.	12,233	836,126
†Charles River Laboratories International, Inc.	2,668	581,357
Danaher Corp.	12,129	3,219,279
†Illumina, Inc.	2,544	514,397
†IQVIA Holdings, Inc.	6,493	1,330,351
†Maravai LifeSciences Holdings, Inc. Class A	3,739	53,505
†Medpace Holdings, Inc.	2,588	549,717
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Life Sciences Tools & Services (continued)
†Mettler-Toledo International, Inc.	987	$ 1,426,659
†NeoGenomics, Inc.	2,472	22,841
†OmniAb, Inc.	5,630	20,268
†Pacific Biosciences of California, Inc.	7,862	64,311
PerkinElmer, Inc.	5,182	726,620
†Repligen Corp.	1,556	263,446
†Seer, Inc.	3,658	21,216
†Sotera Health Co.	13,181	109,798
†Syneos Health, Inc.	7,453	273,376
Thermo Fisher Scientific, Inc.	7,783	4,286,020
†Waters Corp.	2,540	870,153
West Pharmaceutical Services, Inc.	2,890	680,162
		18,136,925
Machinery–3.00%
†3D Systems Corp.	12,600	93,240
AGCO Corp.	8,002	1,109,797
Alamo Group, Inc.	1,267	179,407
Albany International Corp. Class A	2,740	270,137
Allison Transmission Holdings, Inc.	11,348	472,077
Altra Industrial Motion Corp.	2,577	153,976
Astec Industries, Inc.	2,784	113,197
Barnes Group, Inc.	5,223	213,360
Caterpillar, Inc.	17,216	4,124,265
†Chart Industries, Inc.	2,648	305,129
†CIRCOR International, Inc.	2,161	51,778
Columbus McKinnon Corp.	2,989	97,053
Crane Holdings Co.	5,256	527,965
Cummins, Inc.	6,637	1,608,079
Deere & Co.	9,781	4,193,702
Donaldson Co., Inc.	12,837	755,714
Douglas Dynamics, Inc.	3,649	131,948
Dover Corp.	7,527	1,019,231
†Energy Recovery, Inc.	5,205	106,650
Enerpac Tool Group Corp.	5,155	131,195
EnPro Industries, Inc.	2,717	295,311
Esab Corp.	3,676	172,478
ESCO Technologies, Inc.	2,378	208,170
†Evoqua Water Technologies Corp.	3,982	157,687
Federal Signal Corp.	6,198	288,021
Flowserve Corp.	11,478	352,145
Fortive Corp.	13,093	841,225
Franklin Electric Co., Inc.	3,933	313,657
†Gates Industrial Corp. PLC	6,364	72,613
Gorman-Rupp Co.	3,528	90,387
Graco, Inc.	10,871	731,183
Greenbrier Cos., Inc.	3,320	111,320

LVIP Dimensional U.S. Core Equity 1 Fund–22

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
Helios Technologies, Inc.	4,083	$ 222,278
Hillenbrand, Inc.	7,862	335,472
Hyster-Yale Materials Handling, Inc.	2,265	57,327
IDEX Corp.	3,004	685,903
Illinois Tool Works, Inc.	10,872	2,395,102
Ingersoll Rand, Inc.	16,635	869,179
ITT, Inc.	7,814	633,715
John Bean Technologies Corp.	2,531	231,156
Kadant, Inc.	857	152,229
Kennametal, Inc.	8,400	202,104
†L B Foster Co. Class A	1,339	12,961
Lincoln Electric Holdings, Inc.	5,153	744,557
Lindsay Corp.	1,086	176,855
Luxfer Holdings PLC	1,823	25,012
†Manitowoc Co., Inc.	5,279	48,356
†Middleby Corp.	4,781	640,176
Mueller Industries, Inc.	6,447	380,373
Mueller Water Products, Inc. Class A	14,392	154,858
†NN, Inc.	2,981	4,471
Nordson Corp.	2,573	611,654
Omega Flex, Inc.	333	31,076
Oshkosh Corp.	5,854	516,264
Otis Worldwide Corp.	15,126	1,184,517
PACCAR, Inc.	16,526	1,635,578
Parker-Hannifin Corp.	7,987	2,324,217
Park-Ohio Holdings Corp.	1,206	14,749
Pentair PLC	14,502	652,300
†Proterra, Inc.	9,200	34,684
†Proto Labs, Inc.	1,861	47,511
†RBC Bearings, Inc.	1,225	256,454
REV Group, Inc.	7,071	89,236
Shyft Group, Inc.	3,500	87,010
Snap-on, Inc.	3,012	688,212
†SPX Technologies, Inc.	3,638	238,835
Standex International Corp.	1,405	143,886
Stanley Black & Decker, Inc.	6,307	473,782
Tennant Co.	1,546	95,187
Terex Corp.	5,972	255,124
Timken Co.	8,361	590,872
†Titan International, Inc.	4,215	64,574
Toro Co.	9,030	1,022,196
Trinity Industries, Inc.	12,252	362,292
Wabash National Corp.	7,597	171,692
Watts Water Technologies, Inc. Class A	2,301	336,475
Westinghouse Air Brake Technologies Corp.	8,019	800,376
Xylem, Inc.	6,906	763,596
		40,756,530
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Marine–0.07%
Costamare, Inc.	10,400	$ 96,512
Eagle Bulk Shipping, Inc.	1,598	79,804
Eneti, Inc.	1,605	16,130
Genco Shipping & Trading Ltd.	1,685	25,882
†Kirby Corp.	5,754	370,270
Matson, Inc.	5,348	334,303
		922,901
Media–1.42%
†Altice USA, Inc. Class A	14,605	67,183
†AMC Networks, Inc. Class A	4,165	65,266
†Boston Omaha Corp. Class A	1,169	30,978
Cable One, Inc.	488	347,388
†Charter Communications, Inc. Class A	4,629	1,569,694
Comcast Corp. Class A	196,259	6,863,177
†comScore, Inc.	6,307	7,316
†DISH Network Corp. Class A	15,803	221,874
Entravision Communications Corp. Class A	11,605	55,704
†EW Scripps Co. Class A	6,953	91,710
Fox Corp. Class A	30,497	901,556
†Gannett Co., Inc.	20,670	41,960
Gray Television, Inc.	12,929	144,675
†iHeartMedia, Inc. Class A	4,613	28,278
†Integral Ad Science Holding Corp.	5,146	45,233
Interpublic Group of Cos., Inc.	41,293	1,375,470
John Wiley & Sons, Inc. Class A	3,749	150,184
†Liberty Broadband Corp. Class A	7,682	585,392
†Liberty Media Corp.-Liberty Braves Class A	1,821	58,952
†Liberty Media Corp.-Liberty Formula One Class A	11,577	682,644
†Liberty Media Corp.-Liberty SiriusXM Class A	15,544	608,961
†Magnite, Inc.	6,973	73,844
New York Times Co. Class A	12,678	411,528
News Corp. Class A	29,560	540,631
Nexstar Media Group, Inc. Class A	5,697	997,146
Omnicom Group, Inc.	14,327	1,168,653
Paramount Global Class A	31,115	525,708
†PubMatic, Inc. Class A	2,989	38,289
Scholastic Corp.	4,716	186,093
Sinclair Broadcast Group, Inc. Class A	2,784	43,180
Sirius XM Holdings, Inc.	42,939	250,764
†TechTarget, Inc.	700	30,842
TEGNA, Inc.	26,053	552,063

LVIP Dimensional U.S. Core Equity 1 Fund–23

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Media (continued)
†Thryv Holdings, Inc.	3,667	$ 69,673
†Trade Desk, Inc. Class A	8,630	386,883
†WideOpenWest, Inc.	3,108	28,314
		19,247,206
Metals & Mining–1.11%
Alcoa Corp.	18,767	853,335
Alpha Metallurgical Resources, Inc.	1,385	202,750
†Arconic Corp.	6,630	140,291
†ATI, Inc.	11,771	351,482
Carpenter Technology Corp.	5,905	218,131
†Century Aluminum Co.	9,619	78,683
†Cleveland-Cliffs, Inc.	37,018	596,360
†Coeur Mining, Inc.	23,894	80,284
Commercial Metals Co.	12,040	581,532
Compass Minerals International, Inc.	3,859	158,219
†Ferroglobe PLC	12,975	49,954
Freeport-McMoRan, Inc.	54,931	2,087,378
Haynes International, Inc.	1,268	57,935
Hecla Mining Co.	58,317	324,242
Kaiser Aluminum Corp.	1,961	148,958
Materion Corp.	2,300	201,273
†MP Materials Corp.	2,460	59,729
Newmont Corp.	19,903	939,422
Nucor Corp.	19,118	2,519,944
Olympic Steel, Inc.	684	22,969
Ramaco Resources, Inc.	4,670	41,049
Reliance Steel & Aluminum Co.	5,749	1,163,828
Royal Gold, Inc.	5,496	619,509
Ryerson Holding Corp.	607	18,368
Schnitzer Steel Industries, Inc. Class A	2,756	84,471
Southern Copper Corp.	4,923	297,300
Steel Dynamics, Inc.	21,496	2,100,159
SunCoke Energy, Inc.	15,427	133,135
†TimkenSteel Corp.	6,778	123,156
U.S. Steel Corp.	19,736	494,387
Warrior Met Coal, Inc.	5,674	196,547
Worthington Industries, Inc.	3,912	194,465
		15,139,245
Multiline Retail–0.69%
Big Lots, Inc.	4,322	63,534
Dillard's, Inc. Class A	3,626	1,171,923
Dollar General Corp.	7,509	1,849,091
†Dollar Tree, Inc.	14,828	2,097,272
Franchise Group, Inc.	1,915	45,615
Kohl's Corp.	17,305	436,951
Macy's, Inc.	41,432	855,571
Nordstrom, Inc.	9,791	158,027
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Multiline Retail (continued)
†Ollie's Bargain Outlet Holdings, Inc.	3,936	$ 184,362
Target Corp.	16,943	2,525,185
		9,387,531
Multi-Utilities–0.71%
Ameren Corp.	8,666	770,581
Avista Corp.	5,502	243,959
Black Hills Corp.	4,628	325,534
CenterPoint Energy, Inc.	22,804	683,892
CMS Energy Corp.	11,504	728,548
Consolidated Edison, Inc.	10,269	978,738
Dominion Energy, Inc.	21,497	1,318,196
DTE Energy Co.	6,090	715,758
NiSource, Inc.	16,856	462,191
NorthWestern Corp.	3,593	213,209
Public Service Enterprise Group, Inc.	16,849	1,032,338
Sempra Energy	6,916	1,068,799
Unitil Corp.	1,492	76,629
WEC Energy Group, Inc.	11,137	1,044,205
		9,662,577
Oil, Gas & Consumable Fuels–5.69%
Antero Midstream Corp.	23,697	255,691
†Antero Resources Corp.	18,631	577,375
APA Corp.	15,967	745,340
Arch Resources, Inc.	2,884	411,806
†Ardmore Shipping Corp.	7,654	110,294
Berry Corp.	5,961	47,688
California Resources Corp.	3,924	170,733
†Callon Petroleum Co.	5,442	201,844
†Centrus Energy Corp. Class A	1,440	46,771
Cheniere Energy, Inc.	7,467	1,119,751
Chesapeake Energy Corp.	7,140	673,802
Chevron Corp.	54,078	9,706,460
Chord Energy Corp.	2,891	395,518
Civitas Resources, Inc.	3,243	187,867
†Clean Energy Fuels Corp.	25,088	130,458
†CNX Resources Corp.	18,203	306,539
Comstock Resources, Inc.	15,974	219,004
ConocoPhillips	48,451	5,717,218
CONSOL Energy, Inc.	4,705	305,825
Coterra Energy, Inc.	69,289	1,702,431
CVR Energy, Inc.	8,133	254,888
Delek U.S. Holdings, Inc.	9,997	269,919
†Denbury, Inc.	2,796	243,308
Devon Energy Corp.	32,796	2,017,282
DHT Holdings, Inc.	14,019	124,489
Diamondback Energy, Inc.	10,023	1,370,946
Dorian LPG Ltd.	349	6,614
†DT Midstream, Inc.	4,017	221,979
†EnLink Midstream LLC	18,193	223,774
EOG Resources, Inc.	21,512	2,786,234

LVIP Dimensional U.S. Core Equity 1 Fund–24

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
EQT Corp.	18,234	$ 616,856
Equitrans Midstream Corp.	22,257	149,122
Exxon Mobil Corp.	140,673	15,516,232
†Green Plains, Inc.	4,898	149,389
†Gulfport Energy Corp.	612	45,068
†Hallador Energy Co.	3,076	30,729
Hess Corp.	11,058	1,568,246
HF Sinclair Corp.	18,276	948,342
International Seaways, Inc.	3,390	125,498
Kinder Morgan, Inc.	61,710	1,115,717
†Kosmos Energy Ltd.	44,165	280,889
†Laredo Petroleum, Inc.	1,478	75,999
Magnolia Oil & Gas Corp. Class A	17,053	399,893
Marathon Oil Corp.	48,793	1,320,826
Marathon Petroleum Corp.	29,946	3,485,415
Matador Resources Co.	13,122	751,103
Murphy Oil Corp.	15,669	673,924
NACCO Industries, Inc. Class A	200	7,600
New Fortress Energy, Inc.	7,583	321,671
Nordic American Tankers Ltd.	15,205	46,527
Northern Oil & Gas, Inc.	1,952	60,161
Occidental Petroleum Corp.	63,728	4,014,227
ONEOK, Inc.	24,114	1,584,290
†Overseas Shipholding Group, Inc. Class A	8,828	25,513
Ovintiv, Inc.	13,692	694,321
†Par Pacific Holdings, Inc.	6,187	143,848
PBF Energy, Inc. Class A	14,133	576,344
PDC Energy, Inc.	13,619	864,534
†Peabody Energy Corp.	15,632	412,997
Permian Resources Corp.	22,272	209,357
Phillips 66	15,181	1,580,038
PHX Minerals, Inc.	1,806	7,025
Pioneer Natural Resources Co.	7,310	1,669,531
Range Resources Corp.	18,226	456,014
Ranger Oil Corp. Class A	1,279	51,710
†REX American Resources Corp.	3,126	99,594
Scorpio Tankers, Inc.	6,981	375,368
SFL Corp. Ltd.	13,649	125,844
Sitio Royalties Corp.	3,934	113,489
SM Energy Co.	18,345	638,956
†Southwestern Energy Co.	52,528	307,289
†Talos Energy, Inc.	7,201	135,955
Targa Resources Corp.	9,633	708,025
†Teekay Corp.	13,659	62,012
†Teekay Tankers Ltd. Class A	5,037	155,190
Texas Pacific Land Corp.	214	501,665
Valero Energy Corp.	17,485	2,218,147
†W&T Offshore, Inc.	14,633	81,652
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc.	35,127	$ 1,155,678
World Fuel Services Corp.	8,358	228,424
		77,438,092
Paper & Forest Products–0.07%
†Clearwater Paper Corp.	2,473	93,504
Glatfelter Corp.	4,944	13,745
Louisiana-Pacific Corp.	8,881	525,755
Mercer International, Inc.	10,372	120,730
†Resolute Forest Products, Inc.	7,351	158,708
Sylvamo Corp.	1,931	93,827
		1,006,269
Personal Products–0.26%
†BellRing Brands, Inc.	10,725	274,989
†Coty, Inc. Class A	39,789	340,594
Edgewell Personal Care Co.	5,853	225,575
†elf Beauty, Inc.	3,904	215,891
Estee Lauder Cos., Inc. Class A	6,443	1,598,573
†Herbalife Nutrition Ltd.	9,618	143,116
Inter Parfums, Inc.	2,708	261,376
Medifast, Inc.	806	92,972
Natural Health Trends Corp.	1,722	5,855
Nu Skin Enterprises, Inc. Class A	4,913	207,132
†USANA Health Sciences, Inc.	2,193	116,667
		3,482,740
Pharmaceuticals–3.89%
†Amneal Pharmaceuticals, Inc.	12,683	25,239
†Amphastar Pharmaceuticals, Inc.	7,904	221,470
†ANI Pharmaceuticals, Inc.	738	29,690
Bristol-Myers Squibb Co.	69,858	5,026,283
†Cara Therapeutics, Inc.	5,249	56,374
†Catalent, Inc.	7,560	340,276
†Collegium Pharmaceutical, Inc.	361	8,375
†Corcept Therapeutics, Inc.	5,666	115,076
†Cymabay Therapeutics, Inc.	5,176	32,454
†Elanco Animal Health, Inc.	22,076	269,769
Eli Lilly & Co.	28,306	10,355,467
†Fulcrum Therapeutics, Inc.	6,899	50,225
†Harmony Biosciences Holdings, Inc.	1,454	80,115
†Innoviva, Inc.	12,944	171,508
†Intra-Cellular Therapies, Inc.	5,388	285,133
†Jazz Pharmaceuticals PLC	4,967	791,293
Johnson & Johnson	78,806	13,921,080
Merck & Co., Inc.	81,852	9,081,479
†Nektar Therapeutics	9,757	22,051

LVIP Dimensional U.S. Core Equity 1 Fund–25

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Pharmaceuticals (continued)
†NGM Biopharmaceuticals, Inc.	1,298	$ 6,516
Organon & Co.	9,303	259,833
†Pacira BioSciences, Inc.	1,484	57,297
Perrigo Co. PLC	8,951	305,140
Pfizer, Inc.	157,437	8,067,072
Phibro Animal Health Corp. Class A	1,442	19,337
†Prestige Consumer Healthcare, Inc.	5,307	332,218
SIGA Technologies, Inc.	5,213	38,368
†Supernus Pharmaceuticals, Inc.	3,800	135,546
†Taro Pharmaceutical Industries Ltd.	3,413	99,114
Viatris, Inc.	55,995	623,224
Zoetis, Inc.	14,106	2,067,234
		52,894,256
Professional Services–0.89%
†ASGN, Inc.	5,526	450,258
Barrett Business Services, Inc.	300	27,984
Booz Allen Hamilton Holding Corp.	8,729	912,355
†CACI International, Inc. Class A	1,969	591,862
†CBIZ, Inc.	6,133	287,331
†Clarivate PLC	3,625	30,233
†CoStar Group, Inc.	7,680	593,510
CRA International, Inc.	434	53,135
Dun & Bradstreet Holdings, Inc.	3,564	43,695
Equifax, Inc.	3,968	771,220
Exponent, Inc.	4,416	437,581
†First Advantage Corp.	3,752	48,776
†Forrester Research, Inc.	2,034	72,736
†Franklin Covey Co.	993	46,443
†FTI Consulting, Inc.	3,393	538,808
Heidrick & Struggles International, Inc.	2,100	58,737
†Huron Consulting Group, Inc.	2,990	217,074
ICF International, Inc.	2,478	245,446
Insperity, Inc.	2,353	267,301
Jacobs Solutions, Inc.	5,278	633,729
KBR, Inc.	11,823	624,254
Kelly Services, Inc. Class A	5,692	96,195
Kforce, Inc.	2,567	140,749
Korn Ferry	5,540	280,435
Leidos Holdings, Inc.	6,591	693,307
ManpowerGroup, Inc.	5,185	431,444
†Mistras Group, Inc.	3,448	16,999
Resources Connection, Inc.	4,071	74,825
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Professional Services (continued)
Robert Half International, Inc.	9,812	$ 724,420
Science Applications International Corp.	6,116	678,448
†Sterling Check Corp.	2,663	41,197
TransUnion	3,586	203,505
†TriNet Group, Inc.	6,496	440,429
†TrueBlue, Inc.	5,561	108,884
Verisk Analytics, Inc.	7,100	1,252,582
		12,135,887
Real Estate Management & Development–0.25%
†Anywhere Real Estate, Inc.	15,606	99,722
†CBRE Group, Inc. Class A	15,664	1,205,501
†Cushman & Wakefield PLC	4,785	59,621
Douglas Elliman, Inc.	7,104	28,913
eXp World Holdings, Inc.	2,976	32,974
†Forestar Group, Inc.	476	7,335
†FRP Holdings, Inc.	631	33,986
†Howard Hughes Corp.	4,225	322,875
†Jones Lang LaSalle, Inc.	4,649	740,911
Kennedy-Wilson Holdings, Inc.	16,113	253,458
Marcus & Millichap, Inc.	4,001	137,835
Newmark Group, Inc. Class A	20,238	161,297
†Rafael Holdings, Inc. Class B	1,698	3,175
RE/MAX Holdings, Inc. Class A	3,816	71,130
†Redfin Corp.	1,712	7,259
RMR Group, Inc. Class A	862	24,352
St. Joe Co.	5,394	208,478
Stratus Properties, Inc.	836	16,126
†Tejon Ranch Co.	2,365	44,557
		3,459,505
Road & Rail–1.30%
AMERCO	1,663	100,096
ArcBest Corp.	3,105	217,474
†Avis Budget Group, Inc.	2,450	401,628
Covenant Logistics Group, Inc.	3,400	117,538
CSX Corp.	71,599	2,218,137
†Daseke, Inc.	629	3,579
Heartland Express, Inc.	11,699	179,463
†Hertz Global Holdings, Inc.	3,793	58,374
JB Hunt Transport Services, Inc.	7,132	1,243,536
Knight-Swift Transportation Holdings, Inc.	13,736	719,904
Landstar System, Inc.	3,625	590,512
†Lyft, Inc. Class A	3,275	36,091
Marten Transport Ltd.	11,904	235,461
Norfolk Southern Corp.	7,308	1,800,837

LVIP Dimensional U.S. Core Equity 1 Fund–26

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Road & Rail (continued)
Old Dominion Freight Line, Inc.	5,019	$ 1,424,292
†PAM Transportation Services, Inc.	1,224	31,702
†RXO, Inc.	9,670	166,324
Ryder System, Inc.	5,995	501,002
†Saia, Inc.	2,727	571,797
Schneider National, Inc. Class B	12,607	295,004
†Uber Technologies, Inc.	14,942	369,516
U-Haul Holding Co.	14,967	822,886
Union Pacific Corp.	23,513	4,868,837
Universal Logistics Holdings, Inc.	2,500	83,600
Werner Enterprises, Inc.	9,031	363,588
†XPO Logistics, Inc.	9,670	321,914
		17,743,092
Semiconductors & Semiconductor Equipment–4.30%
†Advanced Micro Devices, Inc.	32,858	2,128,213
†Alpha & Omega Semiconductor Ltd.	1,200	34,284
†Ambarella, Inc.	1,579	129,841
Amkor Technology, Inc.	34,629	830,403
Analog Devices, Inc.	10,644	1,745,935
Applied Materials, Inc.	29,656	2,887,901
†Axcelis Technologies, Inc.	3,896	309,187
Broadcom, Inc.	15,314	8,562,517
†CEVA, Inc.	1,850	47,323
†Cirrus Logic, Inc.	5,584	415,896
†Cohu, Inc.	4,934	158,135
†Diodes, Inc.	3,823	291,083
†Enphase Energy, Inc.	3,297	873,573
Entegris, Inc.	6,301	413,283
†First Solar, Inc.	7,613	1,140,351
†FormFactor, Inc.	6,333	140,783
†Ichor Holdings Ltd.	2,461	66,004
Intel Corp.	131,555	3,476,999
KLA Corp.	4,895	1,845,562
Kulicke & Soffa Industries, Inc.	6,090	269,543
Lam Research Corp.	5,946	2,499,104
†Lattice Semiconductor Corp.	7,133	462,789
†MACOM Technology Solutions Holdings, Inc.	4,534	285,551
†Magnachip Semiconductor Corp.	2,552	23,963
Marvell Technology, Inc.	18,751	694,537
†MaxLinear, Inc.	5,270	178,916
Microchip Technology, Inc.	20,408	1,433,662
Micron Technology, Inc.	49,051	2,451,569
MKS Instruments, Inc.	3,934	333,328
Monolithic Power Systems, Inc.	1,103	390,032
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
NVE Corp.	50	$ 3,237
NVIDIA Corp.	37,419	5,468,413
NXP Semiconductors NV	4,762	752,539
†ON Semiconductor Corp.	23,557	1,469,250
†Onto Innovation, Inc.	5,165	351,685
†PDF Solutions, Inc.	3,040	86,701
†Photronics, Inc.	5,636	94,854
Power Integrations, Inc.	5,085	364,696
†Qorvo, Inc.	5,681	514,926
QUALCOMM, Inc.	40,021	4,399,909
†Rambus, Inc.	12,319	441,267
†Semtech Corp.	5,171	148,356
†Silicon Laboratories, Inc.	2,813	381,640
Skyworks Solutions, Inc.	9,309	848,329
†SMART Global Holdings, Inc.	6,650	98,952
†SolarEdge Technologies, Inc.	1,436	406,776
†Synaptics, Inc.	3,515	334,487
Teradyne, Inc.	9,638	841,879
Texas Instruments, Inc.	37,904	6,262,499
†Ultra Clean Holdings, Inc.	2,793	92,588
Universal Display Corp.	1,770	191,231
†Veeco Instruments, Inc.	6,193	115,066
†Wolfspeed, Inc.	4,487	309,782
		58,499,329
Software–5.91%
A10 Networks, Inc.	4,393	73,056
†ACI Worldwide, Inc.	8,610	198,030
Adeia, Inc.	14,584	138,256
†Adobe, Inc.	11,801	3,971,391
†Alarm.com Holdings, Inc.	2,786	137,851
†Altair Engineering, Inc. Class A	997	45,334
American Software, Inc. Class A	1,418	20,816
†ANSYS, Inc.	2,448	591,412
†Appfolio, Inc. Class A	931	98,109
†Aspen Technology, Inc.	1,685	346,099
†Atlassian Corp. Class A	1,880	241,918
†Autodesk, Inc.	5,266	984,057
Bentley Systems, Inc. Class B	2,882	106,519
†Bill.com Holdings, Inc.	1,914	208,549
†Black Knight, Inc.	6,997	432,065
†Blackbaud, Inc.	3,139	184,762
†Box, Inc. Class A	8,637	268,870
†Cadence Design Systems, Inc.	6,591	1,058,778
†Cerence, Inc.	2,733	50,642
†Ceridian HCM Holding, Inc.	3,040	195,016
†Cognyte Software Ltd.	5,416	16,844
†CommVault Systems, Inc.	1,800	113,112
†Consensus Cloud Solutions, Inc.	1,735	93,274

LVIP Dimensional U.S. Core Equity 1 Fund–27

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Crowdstrike Holdings, Inc. Class A	1,645	$ 173,202
†Datadog, Inc. Class A	1,907	140,164
†DocuSign, Inc.	2,254	124,917
Dolby Laboratories, Inc. Class A	5,288	373,016
†DoubleVerify Holdings, Inc.	2,263	49,695
†Dropbox, Inc. Class A	7,150	160,017
†Duck Creek Technologies, Inc.	5,244	63,190
†Dynatrace, Inc.	8,266	316,588
Ebix, Inc.	3,512	70,100
†Envestnet, Inc.	3,287	202,808
†Fair Isaac Corp.	1,097	656,642
†Fortinet, Inc.	18,957	926,808
Gen Digital, Inc.	13,452	288,276
†Guidewire Software, Inc.	3,986	249,364
†HubSpot, Inc.	658	190,248
InterDigital, Inc.	3,332	164,867
Intuit, Inc.	4,776	1,858,915
†Jamf Holding Corp.	2,756	58,703
†LiveRamp Holdings, Inc.	4,728	110,824
†Manhattan Associates, Inc.	4,099	497,619
Microsoft Corp.	211,633	50,753,826
†Model N, Inc.	1,327	53,823
†N-able, Inc.	4,705	48,367
†NCR Corp.	13,077	306,133
†Olo, Inc. Class A	5,662	35,388
†OneSpan, Inc.	3,332	37,285
Oracle Corp.	40,525	3,312,513
†Palantir Technologies, Inc. Class A	14,120	90,650
†Palo Alto Networks, Inc.	3,165	441,644
†Paycom Software, Inc.	1,845	572,522
†Paylocity Holding Corp.	1,771	344,034
Progress Software Corp.	4,679	236,056
†PTC, Inc.	4,125	495,165
†Q2 Holdings, Inc.	1,216	32,674
†Qualtrics International, Inc. Class A	1,800	18,684
†Qualys, Inc.	1,453	163,070
†Rimini Street, Inc.	12,300	46,863
Roper Technologies, Inc.	2,223	960,536
†Salesforce, Inc.	12,611	1,672,092
Sapiens International Corp. NV	854	15,782
†SentinelOne, Inc. Class A	1,963	28,640
†ServiceNow, Inc.	2,043	793,236
†Splunk, Inc.	2,645	227,708
†SPS Commerce, Inc.	602	77,315
†Sumo Logic, Inc.	6,600	53,460
†Synchronoss Technologies, Inc.	4,423	2,734
†Synopsys, Inc.	2,958	944,460
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Telos Corp.	5,330	$ 27,130
†Teradata Corp.	7,917	266,486
†Tyler Technologies, Inc.	1,278	412,040
†Unity Software, Inc.	1,201	34,337
†Verint Systems, Inc.	5,416	196,492
†Vertex, Inc. Class A	3,200	46,432
†VMware, Inc. Class A	5,665	695,435
†Workday, Inc. Class A	1,507	252,166
Xperi, Inc.	5,833	50,222
†Zoom Video Communications, Inc. Class A	2,558	173,279
†Zscaler, Inc.	1,623	181,614
		80,351,016
Specialty Retail–2.82%
Aaron's Co., Inc.	3,102	37,069
†Abercrombie & Fitch Co. Class A	8,315	190,497
Academy Sports & Outdoors, Inc.	6,424	337,517
Advance Auto Parts, Inc.	4,345	638,845
American Eagle Outfitters, Inc.	17,294	241,424
†America's Car-Mart, Inc.	559	40,393
Arko Corp.	5,331	46,166
†Asbury Automotive Group, Inc.	2,126	381,086
†AutoNation, Inc.	10,371	1,112,808
†AutoZone, Inc.	584	1,440,249
†Barnes & Noble Education, Inc.	6,119	10,708
Bath & Body Works, Inc.	4,877	205,517
Best Buy Co., Inc.	17,025	1,365,575
Big 5 Sporting Goods Corp.	900	7,947
†Boot Barn Holdings, Inc.	3,430	214,444
Buckle, Inc.	4,520	204,982
†Build-A-Bear Workshop, Inc.	2,901	69,160
†Burlington Stores, Inc.	1,507	305,559
Caleres, Inc.	7,320	163,090
Camping World Holdings, Inc. Class A	2,739	61,134
†CarMax, Inc.	8,721	531,022
Cato Corp. Class A	4,303	40,147
†Chico's FAS, Inc.	18,957	93,268
†Children's Place, Inc.	1,721	62,679
†Citi Trends, Inc.	2,149	56,906
†Conn's, Inc.	6,316	43,454
Designer Brands, Inc. Class A	7,264	71,042
†Destination XL Group, Inc.	9,137	61,675
Dick's Sporting Goods, Inc.	8,270	994,798
†Five Below, Inc.	3,322	587,562
†Floor & Decor Holdings, Inc. Class A	5,614	390,903

LVIP Dimensional U.S. Core Equity 1 Fund–28

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
Foot Locker, Inc.	11,651	$ 440,291
Gap, Inc.	29,199	329,365
†Genesco, Inc.	3,102	142,754
Group 1 Automotive, Inc.	2,103	379,318
Guess?, Inc.	8,419	174,189
Haverty Furniture Cos., Inc.	2,655	79,385
Hibbett, Inc.	1,645	112,222
Home Depot, Inc.	27,439	8,666,883
†Leslie's, Inc.	2,875	35,104
Lithia Motors, Inc.	2,853	584,123
Lowe's Cos., Inc.	16,758	3,338,864
†MarineMax, Inc.	2,439	76,146
Monro, Inc.	2,231	100,841
Murphy USA, Inc.	2,927	818,214
†National Vision Holdings, Inc.	4,591	177,947
†ODP Corp.	6,111	278,295
†O'Reilly Automotive, Inc.	1,874	1,581,712
Penske Automotive Group, Inc.	9,169	1,053,793
Rent-A-Center, Inc.	8,035	181,189
†RH	1,359	363,111
Ross Stores, Inc.	15,812	1,835,299
†Sally Beauty Holdings, Inc.	5,960	74,619
Shoe Carnival, Inc.	3,150	75,317
Signet Jewelers Ltd.	8,178	556,104
†Sleep Number Corp.	2,723	70,744
Sonic Automotive, Inc. Class A	3,294	162,295
†Sportsman's Warehouse Holdings, Inc.	165	1,553
†Tilly's, Inc. Class A	4,502	40,743
TJX Cos., Inc.	35,030	2,788,388
Tractor Supply Co.	6,528	1,468,604
†Ulta Beauty, Inc.	2,587	1,213,484
†Urban Outfitters, Inc.	8,844	210,929
†Victoria's Secret & Co.	4,609	164,910
Williams-Sonoma, Inc.	6,306	724,686
Winmark Corp.	151	35,610
†Zumiez, Inc.	3,015	65,546
		38,410,203
Technology Hardware, Storage & Peripherals–4.71%
Apple, Inc.	452,855	58,839,450
†Avid Technology, Inc.	6,614	175,866
Dell Technologies, Inc. Class C	10,637	427,820
Hewlett Packard Enterprise Co.	66,095	1,054,876
HP, Inc.	36,544	981,937
NetApp, Inc.	10,966	658,618
†Pure Storage, Inc. Class A	9,250	247,530
Seagate Technology Holdings PLC	10,461	550,353
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Technology Hardware, Storage & Peripherals (continued)
†Stratasys Ltd.	4,881	$ 57,889
†Super Micro Computer, Inc.	2,058	168,962
†Western Digital Corp.	17,077	538,779
Xerox Holdings Corp.	23,774	347,101
		64,049,181
Textiles, Apparel & Luxury Goods–0.86%
†Capri Holdings Ltd.	15,972	915,515
Carter's, Inc.	3,697	275,833
Columbia Sportswear Co.	6,536	572,423
†Crocs, Inc.	2,082	225,751
Culp, Inc.	695	3,190
†Deckers Outdoor Corp.	2,578	1,029,035
†Fossil Group, Inc.	8,573	36,950
†G-III Apparel Group Ltd.	9,262	126,982
Hanesbrands, Inc.	36,640	233,030
Kontoor Brands, Inc.	1,846	73,822
Levi Strauss & Co. Class A	6,870	106,622
†Lululemon Athletica, Inc.	3,152	1,009,838
Movado Group, Inc.	2,255	72,724
NIKE, Inc. Class B	34,921	4,086,106
Oxford Industries, Inc.	1,750	163,065
PVH Corp.	5,201	367,139
Ralph Lauren Corp.	3,815	403,131
†Skechers USA, Inc. Class A	10,959	459,730
Steven Madden Ltd.	5,325	170,187
Tapestry, Inc.	16,823	640,620
†Under Armour, Inc. Class A	8,228	83,596
†Under Armour, Inc. Class C	15,584	139,009
†Unifi, Inc.	3,174	27,328
†Vera Bradley, Inc.	810	3,669
VF Corp.	13,941	384,911
Wolverine World Wide, Inc.	7,147	78,117
		11,688,323
Thrifts & Mortgage Finance–0.32%
†Blue Foundry Bancorp	1,457	18,722
†Bridgewater Bancshares, Inc.	2,389	42,381
Capitol Federal Financial, Inc.	17,349	150,069
†Columbia Financial, Inc.	6,136	132,660
Essent Group Ltd.	9,692	376,825
Federal Agricultural Mortgage Corp. Class C	1,195	134,688
Hingham Institution For Savings The	127	35,047
Kearny Financial Corp.	10,885	110,483
Luther Burbank Corp.	1,840	20,442
Merchants Bancorp	1,218	29,622
MGIC Investment Corp.	35,831	465,803
†Mr Cooper Group, Inc.	6,569	263,614
New York Community Bancorp, Inc.	61,220	526,492

LVIP Dimensional U.S. Core Equity 1 Fund–29

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Thrifts & Mortgage Finance (continued)
†NMI Holdings, Inc. Class A	9,001	$ 188,121
Northfield Bancorp, Inc.	6,724	105,768
†Ocwen Financial Corp.	819	25,045
PennyMac Financial Services, Inc.	1,310	74,225
†Ponce Financial Group, Inc.	1,264	11,780
Provident Financial Services, Inc.	6,385	136,384
Radian Group, Inc.	20,843	397,476
Rocket Cos., Inc. Class A	9,767	68,369
Southern Missouri Bancorp, Inc.	396	18,149
†Sterling Bancorp, Inc.	1,664	10,134
TFS Financial Corp.	9,915	142,875
TrustCo Bank Corp. NY	2,494	93,749
†Velocity Financial, Inc.	535	5,163
Walker & Dunlop, Inc.	3,997	313,685
Waterstone Financial, Inc.	3,925	67,667
WSFS Financial Corp.	7,697	348,982
		4,314,420
Tobacco–0.48%
Altria Group, Inc.	49,032	2,241,253
Philip Morris International, Inc.	39,236	3,971,075
Turning Point Brands, Inc.	2,141	46,310
Universal Corp.	2,660	140,475
Vector Group Ltd.	14,208	168,507
		6,567,620
Trading Companies & Distributors–0.98%
Air Lease Corp.	16,007	614,989
Alta Equipment Group, Inc.	1,440	18,994
Applied Industrial Technologies, Inc.	3,004	378,594
†Beacon Roofing Supply, Inc.	8,312	438,790
†BlueLinx Holdings, Inc.	1,356	96,425
Boise Cascade Co.	5,038	345,959
†DXP Enterprises, Inc.	1,631	44,934
Fastenal Co.	27,494	1,301,016
GATX Corp.	3,554	377,932
Global Industrial Co.	4,022	94,638
†GMS, Inc.	5,211	259,508
H&E Equipment Services, Inc.	5,317	241,392
Herc Holdings, Inc.	3,940	518,386
†Hudson Technologies, Inc.	4,947	50,064
McGrath RentCorp	2,869	283,285
†MRC Global, Inc.	11,216	129,881
MSC Industrial Direct Co., Inc. Class A	5,382	439,709
†NOW, Inc.	13,867	176,111
Rush Enterprises, Inc. Class A	7,614	400,394
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Trading Companies & Distributors (continued)
†SiteOne Landscape Supply, Inc.	1,610	$ 188,885
Textainer Group Holdings Ltd.	6,500	201,565
†Titan Machinery, Inc.	4,300	170,839
†Transcat, Inc.	373	26,435
Triton International Ltd.	8,058	554,229
†United Rentals, Inc.	7,322	2,602,385
†Univar Solutions, Inc.	13,479	428,632
Veritiv Corp.	1,100	133,881
Watsco, Inc.	2,624	654,426
†WESCO International, Inc.	5,833	730,292
†Willis Lease Finance Corp.	304	17,939
WW Grainger, Inc.	2,584	1,437,350
		13,357,859
Water Utilities–0.17%
American States Water Co.	2,081	192,597
American Water Works Co., Inc.	6,665	1,015,879
Artesian Resources Corp. Class A	766	44,872
California Water Service Group	3,488	211,513
Essential Utilities, Inc.	10,156	484,746
Middlesex Water Co.	1,357	106,755
SJW Group	2,175	176,588
York Water Co.	591	26,583
		2,259,533
Wireless Telecommunication Services–0.21%
†Gogo, Inc.	3,721	54,922
Shenandoah Telecommunications Co.	4,651	73,858
Spok Holdings, Inc.	1,858	15,217
Telephone & Data Systems, Inc.	9,452	99,152
†T-Mobile U.S., Inc.	17,890	2,504,600
†U.S. Cellular Corp.	3,838	80,022
		2,827,771
Total Common Stock (Cost $721,199,744)		1,356,915,316
PREFERRED STOCKS–0.01%
Qurate Retail, Inc. 8.00%	686	23,502
•WESCO International, Inc. 10.63% (H15T5Y + 10.33%)	3,174	83,222
Total Preferred Stocks (Cost $279,087)		106,724
RIGHTS–0.00%
=†Achillion Pharmaceuticals, Inc. CVR	5,527	7,904
=†Contra Abiomed, Inc.	1,351	1,378

LVIP Dimensional U.S. Core Equity 1 Fund–30

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
RIGHTS (continued)
=†Contra Zagg, Inc. CVR	1,799	$ 162
=†Contra Zogenix, Inc. CVR	4,371	2,972
Total Rights (Cost $7,054)		12,416
WARRANT–0.00%
†Triumph Group, Inc. exp 12/19/23 exercise price USD 12.35	1,020	683
Total Warrant (Cost $0)		683

	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–0.27%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 4.12%)	3,670,313	$ 3,670,313
Total Money Market Fund (Cost $3,670,313)		3,670,313

TOTAL INVESTMENTS–100.01% (Cost $725,156,198)	1,360,705,452
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.01%)	(93,606)
NET ASSETS APPLICABLE TO 37,189,524 SHARES OUTSTANDING–100.00%	$1,360,611,846
NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL U.S. CORE EQUITY 1 FUND STANDARD CLASS ($1,087,031,684 / 29,662,470 Shares)	$36.647
NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL U.S. CORE EQUITY 1 FUND SERVICE CLASS ($273,580,162 / 7,527,054 Shares)	$36.346
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$ 662,613,685
Distributable earnings/(accumulated loss)	697,998,161
TOTAL NET ASSETS	$1,360,611,846

† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
★ Includes $428,371 payable for securities purchased, $1,076,113 payable for fund shares redeemed, $82,180 other accrued expenses payable and $507,283 due to manager and affiliates as of December 31, 2022.

Summary of Abbreviations:
CVR–Contingent Value Rights
H15T5Y–U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year
IT–Information Technology
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 1 Fund–31

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends	$ 24,821,387
Foreign taxes withheld	(7,423)
24,813,964
EXPENSES:
Management fees	4,996,545
Distribution fees-Service Class	1,006,220
Shareholder servicing fees	428,866
Accounting and administration expenses	289,003
Professional fees	63,133
Trustees’ fees and expenses	49,123
Reports and statements to shareholders	35,426
Pricing fees	27,485
Custodian fees	17,753
Consulting fees	3,736
Other	36,527
6,953,817
Less:
Management fees waived	(147,885)
Total operating expenses	6,805,932
NET INVESTMENT INCOME	18,008,032
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	67,477,949
Foreign currencies	5
Net realized gain	67,477,954
Net change in unrealized appreciation (depreciation) of:
Investments	(347,199,117)
Foreign currencies	(51)
Net change in unrealized appreciation (depreciation)	(347,199,168)
NET REALIZED AND UNREALIZED LOSS	(279,721,214)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(261,713,182)
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 1 Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 18,008,032	$ 15,876,668
Net realized gain	67,477,954	75,679,901
Net change in unrealized appreciation (depreciation)	(347,199,168)	304,022,964
Net increase (decrease) in net assets resulting from operations	(261,713,182)	395,579,533
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(72,504,883)	(68,352,860)
Service Class	(17,060,831)	(14,885,077)
	(89,565,714)	(83,237,937)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	17,869,256	24,545,227
Service Class	38,622,525	50,267,050
Reinvestment of dividends and distributions:
Standard Class	72,504,883	68,352,860
Service Class	17,060,831	14,885,077
	146,057,495	158,050,214
Cost of shares redeemed:
Standard Class	(129,900,153)	(175,045,629)
Service Class	(43,053,960)	(54,615,763)
	(172,954,113)	(229,661,392)
Decrease in net assets derived from capital share transactions	(26,896,618)	(71,611,178)
NET INCREASE (DECREASE) IN NET ASSETS	(378,175,514)	240,730,418
NET ASSETS:
Beginning of year	1,738,787,360	1,498,056,942
End of year	$1,360,611,846	$1,738,787,360
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 1 Fund–32

LVIP Dimensional U.S. Core Equity 1 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 46.337	$ 38.201	$ 34.698	$ 28.534	$ 32.022
Income (loss) from investment operations:
Net investment income[1]	0.518	0.447	0.454	0.468	0.457
Net realized and unrealized gain (loss)	(7.682)	9.971	4.986	8.000	(2.676)
Total from investment operations	(7.164)	10.418	5.440	8.468	(2.219)
Less dividends and distributions from:
Net investment income	(0.539)	(0.512)	(0.520)	(0.609)	(0.486)
Net realized gain	(1.987)	(1.770)	(1.417)	(1.695)	(0.783)
Total dividends and distributions	(2.526)	(2.282)	(1.937)	(2.304)	(1.269)
Net asset value, end of period	$ 36.647	$ 46.337	$ 38.201	$ 34.698	$ 28.534
Total return[2]	(15.25%)	27.55%	16.40%	30.11%	(7.29%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,087,032	$1,409,944	$1,235,576	$1,191,025	$1,024,194
Ratio of expenses to average net assets	0.39%	0.38%	0.41%	0.41%	0.42%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.40%	0.39%	0.41%	0.41%	0.42%
Ratio of net investment income to average net assets	1.29%	1.03%	1.37%	1.43%	1.39%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.28%	1.02%	1.37%	1.43%	1.39%
Portfolio turnover	4%	3%	6%	5%	5%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 1 Fund–33

LVIP Dimensional U.S. Core Equity 1 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional U.S. Core Equity 1 Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 45.979	$ 37.935	$ 34.486	$ 28.389	$ 31.861
Income (loss) from investment operations:
Net investment income[1]	0.373	0.292	0.335	0.352	0.339
Net realized and unrealized gain (loss)	(7.615)	9.885	4.934	7.945	(2.644)
Total from investment operations	(7.242)	10.177	5.269	8.297	(2.305)
Less dividends and distributions from:
Net investment income	(0.404)	(0.363)	(0.403)	(0.505)	(0.384)
Net realized gain	(1.987)	(1.770)	(1.417)	(1.695)	(0.783)
Total dividends and distributions	(2.391)	(2.133)	(1.820)	(2.200)	(1.167)
Net asset value, end of period	$ 36.346	$ 45.979	$ 37.935	$ 34.486	$ 28.389
Total return[2]	(15.54%)	27.10%	16.00%	29.65%	(7.60%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 273,580	$328,843	$262,481	$231,315	$155,082
Ratio of expenses to average net assets	0.74%	0.73%	0.76%	0.76%	0.77%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.75%	0.74%	0.76%	0.76%	0.77%
Ratio of net investment income to average net assets	0.94%	0.68%	1.02%	1.08%	1.04%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.93%	0.67%	1.02%	1.08%	1.04%
Portfolio turnover	4%	3%	6%	5%	5%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 1 Fund–34

LVIP Dimensional U.S. Core Equity 1 Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional U.S. Core Equity 1 Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.
 The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign
LVIP Dimensional U.S. Core Equity 1 Fund–35

LVIP Dimensional U.S. Core Equity 1 Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2022.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the Fund’s average daily net assets; 0.40% of the next $200 million; and 0.30% of the Fund’s average daily net assets in excess of $400 million.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.01% of the Fund's average daily net assets.   The agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
Dimensional Fund Advisors LP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$106,379
Legal	19,106
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP Dimensional U.S. Core Equity 1 Fund–36

LVIP Dimensional U.S. Core Equity 1 Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $21,064 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$390,222
Distribution fees payable to LFD	82,795
Shareholder servicing fees payable to Lincoln Life	34,266
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$ 57,740,080
Sales	152,998,710
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$728,925,132
Aggregate unrealized appreciation of investments	$722,113,670
Aggregate unrealized depreciation of investments	(90,333,405)
Net unrealized appreciation of investments	$631,780,265
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
LVIP Dimensional U.S. Core Equity 1 Fund–37

LVIP Dimensional U.S. Core Equity 1 Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$ 23,531,221	$—	$ —	$ 23,531,221
Air Freight & Logistics	9,471,200	—	—	9,471,200
Airlines	3,996,157	—	—	3,996,157
Auto Components	6,392,316	—	—	6,392,316
Automobiles	10,708,354	—	—	10,708,354
Banks	76,355,289	—	—	76,355,289
Beverages	20,648,334	—	—	20,648,334
Biotechnology	37,027,287	—	53,550	37,080,837
Building Products	14,032,237	—	—	14,032,237
Capital Markets	42,519,895	—	—	42,519,895
Chemicals	32,825,492	—	—	32,825,492
Commercial Services & Supplies	11,387,854	—	—	11,387,854
Communications Equipment	11,865,506	—	—	11,865,506
Construction & Engineering	8,085,642	—	—	8,085,642
Construction Materials	2,758,178	—	—	2,758,178
Consumer Finance	12,322,303	—	—	12,322,303
Containers & Packaging	10,787,473	—	—	10,787,473
Distributors	2,781,875	—	—	2,781,875
Diversified Consumer Services	3,686,670	—	—	3,686,670
Diversified Financial Services	17,176,831	—	—	17,176,831
Diversified Telecommunication Services	15,691,650	—	—	15,691,650
Electric Utilities	21,848,565	—	—	21,848,565
Electrical Equipment	10,654,993	—	—	10,654,993
Electronic Equipment, Instruments & Components	19,276,005	—	—	19,276,005
Energy Equipment & Services	9,701,486	—	—	9,701,486
Entertainment	11,052,776	—	—	11,052,776
Food & Staples Retailing	22,694,378	—	—	22,694,378
Food Products	20,055,316	—	—	20,055,316
Gas Utilities	3,048,275	—	—	3,048,275
Health Care Equipment & Supplies	26,587,679	—	—	26,587,679
Health Care Providers & Services	43,049,680	—	—	43,049,680
Health Care Technology	1,529,474	—	—	1,529,474
Hotels, Restaurants & Leisure	26,576,574	—	—	26,576,574
Household Durables	13,790,270	—	—	13,790,270
Household Products	17,257,716	—	—	17,257,716
Independent Power and Renewable Electricity Producers	2,952,892	—	—	2,952,892
Industrial Conglomerates	8,079,027	—	—	8,079,027
Insurance	43,143,056	—	—	43,143,056
Interactive Media & Services	38,412,421	—	—	38,412,421
Internet & Direct Marketing Retail	22,286,679	—	—	22,286,679
IT Services	53,946,172	—	—	53,946,172
Leisure Products	3,128,557	—	—	3,128,557
Life Sciences Tools & Services	18,136,925	—	—	18,136,925
Machinery	40,756,530	—	—	40,756,530
Marine	922,901	—	—	922,901
Media	19,247,206	—	—	19,247,206
Metals & Mining	15,139,245	—	—	15,139,245
Multiline Retail	9,387,531	—	—	9,387,531
Multi-Utilities	9,662,577	—	—	9,662,577
Oil, Gas & Consumable Fuels	77,438,092	—	—	77,438,092
Paper & Forest Products	1,006,269	—	—	1,006,269
Personal Products	3,482,740	—	—	3,482,740
Pharmaceuticals	52,894,256	—	—	52,894,256
Professional Services	12,135,887	—	—	12,135,887
Real Estate Management & Development	3,459,505	—	—	3,459,505
LVIP Dimensional U.S. Core Equity 1 Fund–38

LVIP Dimensional U.S. Core Equity 1 Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Road & Rail	$ 17,743,092	$—	$ —	$ 17,743,092
Semiconductors & Semiconductor Equipment	58,499,329	—	—	58,499,329
Software	80,351,016	—	—	80,351,016
Specialty Retail	38,410,203	—	—	38,410,203
Technology Hardware, Storage & Peripherals	64,049,181	—	—	64,049,181
Textiles, Apparel & Luxury Goods	11,688,323	—	—	11,688,323
Thrifts & Mortgage Finance	4,314,420	—	—	4,314,420
Tobacco	6,567,620	—	—	6,567,620
Trading Companies & Distributors	13,357,859	—	—	13,357,859
Water Utilities	2,259,533	—	—	2,259,533
Wireless Telecommunication Services	2,827,771	—	—	2,827,771
Preferred Stocks	106,724	—	—	106,724
Rights	—	—	12,416	12,416
Warrant	683	—	—	683
Money Market Fund	3,670,313	—	—	3,670,313
Total Investments	$1,360,639,486	$—	$65,966	$1,360,705,452
During the year ended December 31, 2022, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$17,655,504	$19,439,888
Long-term capital gains	71,910,210	63,798,049
Total	$89,565,714	$83,237,937
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 66,217,896
Net unrealized appreciation	631,780,265
Distributable earnings/(accumulated loss)	$697,998,161
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
At December 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.
LVIP Dimensional U.S. Core Equity 1 Fund–39

LVIP Dimensional U.S. Core Equity 1 Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	442,958	572,037
Service Class	963,495	1,151,260
Shares reinvested:
Standard Class	2,032,603	1,528,060
Service Class	483,603	336,739
	3,922,659	3,588,096
Shares redeemed:
Standard Class	(3,240,856)	(4,016,598)
Service Class	(1,072,044)	(1,255,320)
	(4,312,900)	(5,271,918)
Net decrease	(390,241)	(1,683,822)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
LVIP Dimensional U.S. Core Equity 1 Fund–40

LVIP Dimensional U.S. Core Equity 1 Fund
Notes to Financial Statements (continued)
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Dimensional U.S. Core Equity 1 Fund–41

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Dimensional U.S. Core Equity 1 Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Dimensional U.S. Core Equity 1 Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP Dimensional U.S. Core Equity 1 Fund–42

LVIP Dimensional U.S. Core Equity 1 Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Dimensional U.S. Core Equity 1 Fund–43

LVIP Dimensional U.S. Core Equity 1 Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Dimensional Fund Advisors LP (“Dimensional”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Dimensional under the subadvisory agreement. The Board reviewed the services provided by Dimensional, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of Dimensional. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Dimensional U.S. Core Equity 1 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Blend funds category and the Russell 3000 Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one- and ten-year periods, the same as the return of the Morningstar peer group median and below the return of the benchmark index for the three-year period and above the return of the Morningstar peer group median and below the return of the benchmark index for the five-year period. The Board concluded that the services provided by Dimensional were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedules, which include a breakpoint and considered that Dimensional’s subadvisory fees were reduced effective March 2021. The Board also reviewed the fees of comparable funds advised by Dimensional. The Board considered that LIAC compensates Dimensional from its fees and that the subadvisory fee schedules were negotiated between LIAC and Dimensional, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Dimensional’s estimated range of profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Dimensional as to any additional benefits it receives and noted that Dimensional may receive benefits associated with an increase in assets under management, including an enhanced ability to obtain better data about markets and strategy implementation, obtaining more favorable trade execution, increasing participation from brokers in implementing Dimensional’s proprietary trade processes and obtaining improved services from various service providers.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Dimensional U.S. Core Equity 1 Fund–44

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP Dimensional U.S. Core Equity 1 Fund–45

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP Dimensional U.S. Core Equity 1 Fund–46

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP Dimensional U.S. Core Equity 1 Fund–47

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP Dimensional U.S. Core Equity 1 Fund–48

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Dimensional U.S. Core Equity 1 Fund–49

LVIP Dimensional U.S. Core Equity 2 Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Dimensional U.S. Core Equity 2 Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional U.S. Core Equity 2 Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Dimensional Fund Advisors LP
The Fund returned (13.91%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the Russell 3000® Index1, returned (19.21%).
Along the market capitalization dimension, small caps (Russell 2000® Index2) underperformed large caps (Russell 1000® Index3) by 1.3%. Mid caps (Russell Midcap® Index4), a subset of the Russell 1000® Index universe, outperformed small caps by 3.1% and large caps by 1.8%.
Along the relative price dimension, large cap value stocks (Russell 1000® Value Index5) outperformed large cap growth stocks (Russell 1000® Growth Index6) by 21.6%, and small cap value stocks (Russell 2000® Value Index7) outperformed small cap growth stocks (Russell 2000® Growth Index8) by 11.9%.
Along the profitability dimension, stocks with higher profitability outperformed stocks with lower profitability within large caps and small caps.
The Fund’s emphasis on value stocks contributed positively to relative performance. The Fund’s emphasis on high profitability stocks also contributed positively to relative performance. Additionally, the Fund’s emphasis on stocks with smaller market capitalizations contributed positively to relative performance. Lastly, the Fund’s exclusion of REITs contributed positively to relative performance.
The Fund is designed to provide exposure to a diversified group of securities across the entire size and value spectrum in the U.S. market with a particular emphasis on small cap stocks, low relative price (value) stocks, and stocks with higher profitability. As a result of the Fund’s diversified investment approach, performance is determined principally by broad trends in the US equity market rather than the behavior of a limited group of securities in a particular industry or asset class.
Portfolio Managers:
Dimensional Fund Advisors LP:	Jed S. Fogdall
Mary T. Phillips
John A. Hertzer
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/1/15 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional U.S. Core Equity 2 Fund shares on 5/1/15 (commencement of operations). As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,338 for the Standard Class shares and to $18,975 for the Service Class shares. For comparison, look at how the Russell 3000® Index did over the same period. The same $10,000 investment would have increased to $20,445. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 13.91%
Five Years	+ 8.11%
Inception (5/1/15)	+ 8.98%
Service Class Shares
One Year	- 14.12%
Five Years	+ 7.84%
Inception (5/1/15)	+ 8.71%
1. The Russell 3000®Index is a capitalization weighted total return index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
2. The Russell 2000®Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000®Index is a subset of the Russell 3000®Index, representing approximately 10% of the total market capitalization of the index.
3. The Russell 1000®Index measures the performance of the highest-ranking 1,000 stocks in the Russell 3000®Index, representing approximately 90% of the total market capitalization of that index.

LVIP Dimensional U.S. Core Equity 2 Fund–1

LVIP Dimensional U.S. Core Equity 2 Fund
2022 Annual Report Commentary (unaudited) (continued)
4. The Russell Midcap®Index is a market capitalization weighted index comprised of 800 publicly traded U.S. companies with market caps of between $2 and $10 billion. The 800 companies in the Russell Midcap®Index are the same 800 of the 1,000 companies that comprise Russell 1000®Index. The Russell 1000®Index is a compilation of the largest 1,000 publicly traded U.S. companies.
5. The Russell 1000®Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
6. The Russell 1000®Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
7. The Russell 2000®Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
8. The Russell 2000®Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
LVIP Dimensional U.S. Core Equity 2 Fund–2

LVIP Dimensional U.S. Core Equity 2 Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,050.70	0.49%	$2.53
Service Class Shares	1,000.00	1,049.40	0.74%	3.82
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.70	0.49%	$2.50
Service Class Shares	1,000.00	1,021.50	0.74%	3.77

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Dimensional U.S. Core Equity 2 Fund–3

LVIP Dimensional U.S. Core Equity 2 Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.61%
Aerospace & Defense	1.57%
Air Freight & Logistics	0.73%
Airlines	0.29%
Auto Components	0.53%
Automobiles	0.47%
Banks	5.84%
Beverages	1.50%
Biotechnology	2.93%
Building Products	1.23%
Capital Markets	3.28%
Chemicals	2.55%
Commercial Services & Supplies	0.94%
Communications Equipment	0.82%
Construction & Engineering	0.69%
Construction Materials	0.23%
Consumer Finance	1.00%
Containers & Packaging	0.86%
Distributors	0.23%
Diversified Consumer Services	0.35%
Diversified Financial Services	1.11%
Diversified Telecommunication Services	1.06%
Electric Utilities	1.12%
Electrical Equipment	0.87%
Electronic Equipment, Instruments & Components	1.56%
Energy Equipment & Services	0.81%
Entertainment	0.77%
Food & Staples Retailing	1.69%
Food Products	1.67%
Gas Utilities	0.25%
Health Care Equipment & Supplies	1.87%
Health Care Providers & Services	2.91%
Health Care Technology	0.13%
Hotels, Restaurants & Leisure	1.67%
Household Durables	1.10%
Household Products	1.27%
Independent Power and Renewable Electricity Producers	0.23%
Industrial Conglomerates	0.47%
Insurance	3.36%
Interactive Media & Services	2.38%
Internet & Direct Marketing Retail	1.13%
IT Services	3.84%
Leisure Products	0.27%
Life Sciences Tools & Services	1.49%
Machinery	3.30%
Security Type/Sector	Percentage of Net Assets
Marine	0.08%
Media	1.34%
Metals & Mining	1.24%
Multiline Retail	0.72%
Multi-Utilities	0.54%
Oil, Gas & Consumable Fuels	6.06%
Paper & Forest Products	0.10%
Personal Products	0.23%
Pharmaceuticals	3.99%
Professional Services	1.08%
Real Estate Management & Development	0.28%
Road & Rail	1.44%
Semiconductors & Semiconductor Equipment	4.18%
Software	5.87%
Specialty Retail	2.64%
Technology Hardware, Storage & Peripherals	4.66%
Textiles, Apparel & Luxury Goods	0.77%
Thrifts & Mortgage Finance	0.36%
Tobacco	0.22%
Trading Companies & Distributors	1.05%
Water Utilities	0.18%
Wireless Telecommunication Services	0.21%
Preferred Stock	0.01%
Rights	0.00%
Warrant	0.00%
Money Market Fund	0.31%
Total Investments	99.93%
Receivables and Other Assets Net of Liabilities	0.07%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Apple, Inc.	4.32%
Microsoft Corp.	3.86%
Exxon Mobil Corp.	1.16%
JPMorgan Chase & Co.	0.94%
Procter & Gamble Co.	0.90%
Amazon.com, Inc.	0.89%
Berkshire Hathaway, Inc. Class B	0.89%
Johnson & Johnson	0.79%
Pfizer, Inc.	0.79%
Alphabet, Inc. Class A	0.78%
Total	15.32%

LVIP Dimensional U.S. Core Equity 2 Fund–4

LVIP Dimensional U.S. Core Equity 2 Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited) (continued)
IT–Information Technology
LVIP Dimensional U.S. Core Equity 2 Fund–5

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.61%
Aerospace & Defense–1.57%
†AAR Corp.	2,339	$ 105,021
†Aerojet Rocketdyne Holdings, Inc.	6,136	343,186
†AeroVironment, Inc.	732	62,703
†AerSale Corp.	2,639	42,805
†Astronics Corp.	3,366	34,312
†Axon Enterprise, Inc.	892	148,010
†Boeing Co.	3,476	662,143
BWX Technologies, Inc.	5,445	316,246
†Byrna Technologies, Inc.	1,860	14,582
Curtiss-Wright Corp.	3,000	500,970
†Ducommun, Inc.	1,095	54,706
General Dynamics Corp.	3,875	961,426
HEICO Corp.	2,110	290,796
Hexcel Corp.	6,480	381,348
Howmet Aerospace, Inc.	9,783	385,548
Huntington Ingalls Industries, Inc.	1,759	405,766
†Innovative Solutions & Support, Inc.	1,699	13,966
Kaman Corp.	2,196	48,971
†Kratos Defense & Security Solutions, Inc.	7,221	74,521
L3Harris Technologies, Inc.	2,184	454,731
Lockheed Martin Corp.	4,642	2,258,287
Maxar Technologies, Inc.	411	21,265
†Mercury Systems, Inc.	2,137	95,609
Moog, Inc. Class A	2,078	182,365
National Presto Industries, Inc.	415	28,411
Northrop Grumman Corp.	1,400	763,854
Park Aerospace Corp.	1,422	19,069
†Parsons Corp.	3,000	138,750
Raytheon Technologies Corp.	17,936	1,810,101
Spirit AeroSystems Holdings, Inc. Class A	1,794	53,102
Textron, Inc.	6,895	488,166
TransDigm Group, Inc.	988	622,094
†Triumph Group, Inc.	2,183	22,965
†V2X, Inc.	700	28,903
Woodward, Inc.	2,515	242,974
		12,077,672
Air Freight & Logistics–0.73%
†Air Transport Services Group, Inc.	4,399	114,286
†Atlas Air Worldwide Holdings, Inc.	1,872	188,698
CH Robinson Worldwide, Inc.	6,781	620,868
Expeditors International of Washington, Inc.	6,016	625,183
FedEx Corp.	5,830	1,009,756
Forward Air Corp.	1,360	142,650
†GXO Logistics, Inc.	6,121	261,306
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Air Freight & Logistics (continued)
†Hub Group, Inc. Class A	1,843	$ 146,500
†Radiant Logistics, Inc.	4,220	21,480
United Parcel Service, Inc. Class B	14,166	2,462,617
		5,593,344
Airlines–0.29%
†Alaska Air Group, Inc.	6,350	272,669
†Allegiant Travel Co.	963	65,474
†American Airlines Group, Inc.	14,699	186,971
†Copa Holdings SA Class A	1,782	148,209
†Delta Air Lines, Inc.	17,801	584,941
†Hawaiian Holdings, Inc.	3,086	31,662
†JetBlue Airways Corp.	17,815	115,441
†Mesa Air Group, Inc.	2,354	3,602
†SkyWest, Inc.	3,119	51,495
Southwest Airlines Co.	12,115	407,912
Spirit Airlines, Inc.	5,476	106,673
†United Airlines Holdings, Inc.	7,109	268,009
		2,243,058
Auto Components–0.53%
†Adient PLC	6,791	235,580
†American Axle & Manufacturing Holdings, Inc.	7,274	56,883
†Aptiv PLC	4,752	442,554
Autoliv, Inc.	5,998	459,327
BorgWarner, Inc.	14,888	599,242
†Cooper-Standard Holdings, Inc.	1,627	14,741
Dana, Inc.	8,992	136,049
†Dorman Products, Inc.	1,581	127,855
†Fox Factory Holding Corp.	1,929	175,983
Gentex Corp.	14,126	385,216
†Gentherm, Inc.	1,589	103,746
†Goodyear Tire & Rubber Co.	17,941	182,101
†Horizon Global Corp.	1,513	588
LCI Industries	1,744	161,233
Lear Corp.	3,892	482,686
†Modine Manufacturing Co.	3,832	76,103
†Motorcar Parts of America, Inc.	2,131	25,274
Patrick Industries, Inc.	1,704	103,262
†QuantumScape Corp.	13,098	74,266
Standard Motor Products, Inc.	1,116	38,837
†Stoneridge, Inc.	2,012	43,379
†Strattec Security Corp.	351	7,213
†Superior Industries International, Inc.	1,457	6,148
†Visteon Corp.	1,057	138,287
LVIP Dimensional U.S. Core Equity 2 Fund–6

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Auto Components (continued)
†XPEL, Inc.	339	$ 20,360
		4,096,913
Automobiles–0.47%
Ford Motor Co.	55,802	648,977
General Motors Co.	27,213	915,445
Harley-Davidson, Inc.	10,933	454,813
†Tesla, Inc.	10,020	1,234,264
Thor Industries, Inc.	3,525	266,102
Winnebago Industries, Inc.	1,657	87,324
		3,606,925
Banks–5.84%
1st Source Corp.	1,869	99,225
ACNB Corp.	300	11,943
Amalgamated Financial Corp.	896	20,644
Amerant Bancorp, Inc.	828	22,224
American National Bankshares, Inc.	691	25,519
Ameris Bancorp	4,264	201,005
Ames National Corp.	508	11,994
Arrow Financial Corp.	1,279	43,358
Associated Banc-Corp.	9,472	218,708
Atlantic Union Bankshares Corp.	5,077	178,406
†Axos Financial, Inc.	4,313	164,843
Banc of California, Inc.	4,299	68,483
BancFirst Corp.	2,354	207,576
†Bancorp, Inc.	5,433	154,189
Bank of America Corp.	92,335	3,058,135
Bank of Hawaii Corp.	2,642	204,914
Bank of Marin Bancorp	1,102	36,234
Bank of NT Butterfield & Son Ltd.	3,380	100,758
Bank of Princeton	477	15,130
Bank of South Carolina Corp.	622	10,201
Bank OZK	8,849	354,491
Bank7 Corp.	716	18,330
BankFinancial Corp.	1,093	11,509
BankUnited, Inc.	5,824	197,841
Bankwell Financial Group, Inc.	404	11,890
Banner Corp.	1,939	122,545
Bar Harbor Bankshares	748	23,966
BayCom Corp.	1,762	33,443
BCB Bancorp, Inc.	920	16,551
Berkshire Hills Bancorp, Inc.	4,384	131,082
Blue Ridge Bankshares, Inc.	816	10,192
BOK Financial Corp.	3,149	326,835
Brookline Bancorp, Inc.	5,744	81,278
Business First Bancshares, Inc.	727	16,096
Byline Bancorp, Inc.	1,200	27,564
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
C&F Financial Corp.	247	$ 14,393
Cadence Bank	14,152	348,988
†California BanCorp	410	9,750
Cambridge Bancorp	195	16,197
Camden National Corp.	1,173	48,902
Capital Bancorp, Inc.	649	15,277
Capital City Bank Group, Inc.	1,029	33,443
Capstar Financial Holdings, Inc.	789	13,934
†Carter Bankshares, Inc.	1,205	19,991
Cathay General Bancorp	5,111	208,478
Central Pacific Financial Corp.	1,797	36,443
Central Valley Community Bancorp	650	13,767
Chemung Financial Corp.	348	15,963
Citigroup, Inc.	26,149	1,182,719
Citizens & Northern Corp.	830	18,974
Citizens Community Bancorp, Inc.	134	1,612
Citizens Financial Group, Inc.	15,286	601,810
Citizens Financial Services, Inc.	168	12,862
City Holding Co.	1,056	98,303
Civista Bancshares, Inc.	1,887	41,533
CNB Financial Corp.	1,363	32,426
†Coastal Financial Corp.	985	46,807
Codorus Valley Bancorp, Inc.	389	9,258
Colony Bankcorp, Inc.	809	10,266
Columbia Banking System, Inc.	4,744	142,937
Comerica, Inc.	5,568	372,221
Commerce Bancshares, Inc.	7,065	480,915
Community Bank System, Inc.	3,521	221,647
Community Financial Corp.	282	11,252
Community Trust Bancorp, Inc.	1,576	72,386
Community West Bancshares	798	11,946
ConnectOne Bancorp, Inc.	3,369	81,563
†CrossFirst Bankshares, Inc.	2,044	25,366
Cullen/Frost Bankers, Inc.	3,117	416,743
†Customers Bancorp, Inc.	2,725	77,227
CVB Financial Corp.	8,489	218,592
Dime Community Bancshares, Inc.	3,418	108,795
Eagle Bancorp, Inc.	2,082	91,754
East West Bancorp, Inc.	8,263	544,532
Eastern Bankshares, Inc.	6,232	107,502
Enterprise Bancorp, Inc.	505	17,827
Enterprise Financial Services Corp.	2,260	110,650

LVIP Dimensional U.S. Core Equity 2 Fund–7

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Equity Bancshares, Inc. Class A	1,411	$ 46,097
Esquire Financial Holdings, Inc.	464	20,073
Evans Bancorp, Inc.	369	13,797
Farmers & Merchants Bancorp, Inc.	621	16,879
Farmers National Banc Corp.	1,405	19,839
FB Financial Corp.	3,337	120,599
Fidelity D&D Bancorp, Inc.	372	17,536
Fifth Third Bancorp	18,805	616,992
Financial Institutions, Inc.	1,236	30,109
Finward Bancorp	301	10,896
First Bancorp	2,305	98,746
First BanCorp	15,722	199,984
First Bancorp, Inc.	400	11,976
First Bancshares, Inc.	606	19,398
First Bank	702	9,660
First Busey Corp.	3,995	98,756
First Business Financial Services, Inc.	400	14,620
First Capital, Inc.	402	10,010
First Citizens BancShares, Inc. Class A	517	392,072
First Commonwealth Financial Corp.	7,586	105,976
First Community Bankshares, Inc.	1,806	61,223
First Financial Bancorp	6,619	160,378
First Financial Bankshares, Inc.	6,396	220,022
First Financial Corp.	910	41,933
First Foundation, Inc.	3,162	45,311
First Hawaiian, Inc.	9,409	245,010
First Horizon Corp.	29,816	730,492
First Internet Bancorp	281	6,823
First Interstate BancSystem, Inc. Class A	5,713	220,807
First Merchants Corp.	3,427	140,884
First Mid Bancshares, Inc.	782	25,087
First of Long Island Corp.	2,890	52,020
First Republic Bank	4,389	534,975
First Savings Financial Group, Inc.	486	9,720
First United Corp.	461	9,059
†First Western Financial, Inc.	385	10,838
Five Star Bancorp	972	26,477
Flushing Financial Corp.	2,575	49,904
FNB Corp.	24,748	322,961
FNCB Bancorp, Inc.	1,311	10,763
Franklin Financial Services Corp.	484	17,472
Fulton Financial Corp.	10,167	171,111
†FVCBankcorp, Inc.	1,477	28,166
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
German American Bancorp, Inc.	1,832	$ 68,334
Glacier Bancorp, Inc.	7,320	361,754
Great Southern Bancorp, Inc.	1,288	76,623
Guaranty Bancshares, Inc.	986	34,155
Hancock Whitney Corp.	5,726	277,081
Hanmi Financial Corp.	2,726	67,469
HarborOne Bancorp, Inc.	3,449	47,941
Hawthorn Bancshares, Inc.	416	9,056
HBT Financial, Inc.	668	13,073
Heartland Financial USA, Inc.	2,936	136,876
Heritage Commerce Corp.	4,676	60,788
Heritage Financial Corp.	2,744	84,076
Hilltop Holdings, Inc.	4,920	147,649
Home BancShares, Inc.	11,965	272,682
HomeStreet, Inc.	1,444	39,826
HomeTrust Bancshares, Inc.	2,018	48,775
Hope Bancorp, Inc.	7,589	97,215
Horizon Bancorp, Inc.	3,992	60,199
Huntington Bancshares, Inc.	38,021	536,096
Independent Bank Corp.	5,850	356,437
Independent Bank Group, Inc.	3,133	188,231
International Bancshares Corp.	4,629	211,823
Investar Holding Corp.	619	13,327
JPMorgan Chase & Co.	53,837	7,219,542
KeyCorp	23,443	408,377
Lakeland Bancorp, Inc.	3,667	64,576
Lakeland Financial Corp.	1,686	123,027
Landmark Bancorp, Inc.	555	12,560
LCNB Corp.	779	14,022
Limestone Bancorp, Inc.	590	14,408
Live Oak Bancshares, Inc.	3,910	118,082
M&T Bank Corp.	5,091	738,500
Macatawa Bank Corp.	1,713	18,894
Mercantile Bank Corp.	1,549	51,861
Meridian Corp.	315	9,541
Metrocity Bankshares, Inc.	927	20,051
†Metropolitan Bank Holding Corp.	1,000	58,670
Mid Penn Bancorp, Inc.	517	15,494
Middlefield Banc Corp.	600	16,440
Midland States Bancorp, Inc.	2,021	53,799
MidWestOne Financial Group, Inc.	1,275	40,481
MVB Financial Corp.	505	11,120
National Bank Holdings Corp. Class A	1,818	76,483
National Bankshares, Inc.	222	8,947
NBT Bancorp, Inc.	3,154	136,947
†Nicolet Bankshares, Inc.	736	58,725
Northeast Bank	600	25,260

LVIP Dimensional U.S. Core Equity 2 Fund–8

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Northrim BanCorp, Inc.	322	$ 17,572
Northwest Bancshares, Inc.	9,475	132,460
Norwood Financial Corp.	355	11,871
Oak Valley Bancorp	1,718	38,913
OceanFirst Financial Corp.	3,787	80,474
OFG Bancorp	3,694	101,807
Ohio Valley Banc Corp.	303	8,005
Old National Bancorp	20,475	368,140
Old Second Bancorp, Inc.	1,033	16,569
†OptimumBank Holdings, Inc.	160	638
Origin Bancorp, Inc.	1,422	52,187
Orrstown Financial Services, Inc.	503	11,649
Pacific Premier Bancorp, Inc.	5,733	180,933
PacWest Bancorp	6,636	152,296
Park National Corp.	1,191	167,633
Parke Bancorp, Inc.	739	15,327
Pathward Financial, Inc.	3,630	156,271
†Patriot National Bancorp, Inc.	972	10,303
PCB Bancorp	642	11,357
PCSB Financial Corp.	1,434	27,303
Peapack-Gladstone Financial Corp.	2,178	81,065
Penns Woods Bancorp, Inc.	878	23,372
Peoples Bancorp of North Carolina, Inc.	800	26,048
Peoples Bancorp, Inc.	2,283	64,495
Peoples Financial Services Corp.	412	21,358
Pinnacle Financial Partners, Inc.	3,905	286,627
Plumas Bancorp	367	13,597
PNC Financial Services Group, Inc.	5,084	802,967
Popular, Inc.	5,265	349,175
Preferred Bank	1,329	99,170
Premier Financial Corp.	3,387	91,347
Primis Financial Corp.	1,601	18,972
Prosperity Bancshares, Inc.	4,571	332,220
QCR Holdings, Inc.	1,366	67,808
RBB Bancorp	1,258	26,229
Red River Bancshares, Inc.	400	20,424
Regions Financial Corp.	24,752	533,653
Renasant Corp.	4,113	154,608
Republic Bancorp, Inc. Class A	1,308	53,523
†Republic First Bancorp, Inc.	4,711	10,129
Richmond Mutual BanCorp, Inc.	246	3,200
Riverview Bancorp, Inc.	1,450	11,136
S&T Bancorp, Inc.	3,057	104,488
Salisbury Bancorp, Inc.	586	18,400
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Sandy Spring Bancorp, Inc.	3,595	$ 126,652
SB Financial Group, Inc.	200	3,352
Seacoast Banking Corp. of Florida	3,281	102,334
ServisFirst Bancshares, Inc.	3,116	214,724
Shore Bancshares, Inc.	1,070	18,650
Sierra Bancorp	1,304	27,697
Signature Bank	1,450	167,069
Simmons First National Corp. Class A	7,801	168,346
SmartFinancial, Inc.	542	14,905
South Plains Financial, Inc.	621	17,096
†Southern First Bancshares, Inc.	419	19,169
Southern States Bancshares, Inc.	652	18,875
Southside Bancshares, Inc.	2,708	97,461
SouthState Corp.	4,676	357,059
Stellar Bancorp, Inc.	3,763	110,858
Stock Yards Bancorp, Inc.	1,461	94,936
Summit Financial Group, Inc.	450	11,201
†SVB Financial Group	1,665	383,183
Synovus Financial Corp.	9,521	357,514
†Texas Capital Bancshares, Inc.	2,530	152,584
Tompkins Financial Corp.	1,112	86,269
Towne Bank	4,814	148,464
TriCo Bancshares	2,055	104,784
†Triumph Bancorp, Inc.	2,365	115,578
Truist Financial Corp.	16,483	709,263
Trustmark Corp.	4,607	160,830
U.S. Bancorp	26,453	1,153,615
UMB Financial Corp.	2,898	242,041
Umpqua Holdings Corp.	14,427	257,522
United Bankshares, Inc.	8,773	355,219
United Community Banks, Inc.	5,327	180,053
United Security Bancshares	2,131	15,578
Unity Bancorp, Inc.	845	23,094
Univest Financial Corp.	2,727	71,257
Valley National Bancorp	26,937	304,657
Veritex Holdings, Inc.	2,371	66,578
Virginia National Bankshares Corp.	307	11,255
Washington Federal, Inc.	4,358	146,211
Washington Trust Bancorp, Inc.	1,505	71,006
Webster Financial Corp.	10,320	488,549
Wells Fargo & Co.	50,231	2,074,038
WesBanco, Inc.	5,072	187,563
West BanCorp, Inc.	758	19,367
Westamerica BanCorp	1,867	110,172
Western Alliance Bancorp	5,374	320,075

LVIP Dimensional U.S. Core Equity 2 Fund–9

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Wintrust Financial Corp.	2,899	$ 245,023
Zions Bancorp NA	7,368	362,211
		45,013,453
Beverages–1.50%
†Boston Beer Co., Inc. Class A	527	173,657
Brown-Forman Corp. Class A	8,438	554,342
†Celsius Holdings, Inc.	783	81,463
Coca-Cola Co.	60,099	3,822,897
Coca-Cola Consolidated, Inc.	532	272,576
Constellation Brands, Inc. Class A	1,823	422,480
†Duckhorn Portfolio, Inc.	3,153	52,245
Keurig Dr Pepper, Inc.	6,902	246,125
MGP Ingredients, Inc.	1,309	139,251
Molson Coors Beverage Co. Class B	7,477	385,215
†Monster Beverage Corp.	2,699	274,030
National Beverage Corp.	4,024	187,237
PepsiCo, Inc.	27,525	4,972,667
		11,584,185
Biotechnology–2.93%
†Aadi Bioscience, Inc.	1,704	21,862
AbbVie, Inc.	31,346	5,065,827
†ACADIA Pharmaceuticals, Inc.	3,332	53,045
†Adicet Bio, Inc.	1,731	15,475
†Adverum Biotechnologies, Inc.	5,792	3,356
†Affimed NV	1,899	2,355
†Agios Pharmaceuticals, Inc.	1,838	51,611
†AIkido Pharma, Inc.	700	2,275
†Akero Therapeutics, Inc.	2,764	151,467
†Albireo Pharma, Inc.	900	19,449
†Aldeyra Therapeutics, Inc.	4,058	28,244
†Alkermes PLC	7,678	200,626
†Allakos, Inc.	198	1,667
†Allogene Therapeutics, Inc.	7,123	44,804
†Allovir, Inc.	3,122	16,016
†Alnylam Pharmaceuticals, Inc.	409	97,199
†Alpine Immune Sciences, Inc.	2,571	18,897
Amgen, Inc.	11,734	3,081,818
†AnaptysBio, Inc.	1,298	40,225
†Anika Therapeutics, Inc.	1,049	31,050
†Arcturus Therapeutics Holdings, Inc.	1,842	31,240
†Arcus Biosciences, Inc.	2,914	60,262
†Arcutis Biotherapeutics, Inc.	1,509	22,333
†Ardelyx, Inc.	2,308	6,578
†Assembly Biosciences, Inc.	1,150	1,495
†Atara Biotherapeutics, Inc.	2,169	7,114
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Avid Bioservices, Inc.	1,153	$ 15,877
†Avidity Biosciences, Inc.	2,152	47,753
†Avita Medical, Inc.	3,203	21,140
†Biogen, Inc.	4,046	1,120,418
†BioMarin Pharmaceutical, Inc.	2,850	294,946
†Bluebird Bio, Inc.	2,545	17,611
†Blueprint Medicines Corp.	1,479	64,795
†CareDx, Inc.	2,553	29,130
†Catalyst Pharmaceuticals, Inc.	2,500	46,500
†Celcuity, Inc.	961	13,464
†Chimerix, Inc.	1,691	3,145
†Chinook Therapeutics, Inc.	2,165	56,723
†Cogent Biosciences, Inc.	2,478	28,646
†Concert Pharmaceuticals, Inc.	1,683	9,829
†Crinetics Pharmaceuticals, Inc.	600	10,980
†CRISPR Therapeutics AG	1,463	59,471
†Day One Biopharmaceuticals, Inc.	1,142	24,576
†Decibel Therapeutics, Inc.	1,460	2,993
†Deciphera Pharmaceuticals, Inc.	1,974	32,354
†Denali Therapeutics, Inc.	3,237	90,021
†Design Therapeutics, Inc.	1,353	13,882
†Dynavax Technologies Corp.	4,893	52,062
†Dyne Therapeutics, Inc.	2,238	25,938
†Eagle Pharmaceuticals, Inc.	867	25,342
†Editas Medicine, Inc.	2,173	19,275
†Eiger BioPharmaceuticals, Inc.	3,400	4,012
†Emergent BioSolutions, Inc.	3,148	37,178
†Enanta Pharmaceuticals, Inc.	1,564	72,757
†Enochian Biosciences, Inc.	1,600	1,648
†Exact Sciences Corp.	2,539	125,706
†Exelixis, Inc.	14,409	231,120
†Fate Therapeutics, Inc.	2,609	26,325
†G1 Therapeutics, Inc.	1,617	8,780
†Generation Bio Co.	2,510	9,864
Gilead Sciences, Inc.	27,540	2,364,309
†Graphite Bio, Inc.	4,429	14,704
†Halozyme Therapeutics, Inc.	4,947	281,484
†Homology Medicines, Inc.	5,153	6,493
†Horizon Therapeutics PLC	4,895	557,051
†Ideaya Biosciences, Inc.	1,500	27,255
†ImmunoGen, Inc.	4,878	24,195
†Immunovant, Inc.	4,470	79,343
†Incyte Corp.	2,494	200,318
†Intellia Therapeutics, Inc.	1,899	66,256
†Ionis Pharmaceuticals, Inc.	3,180	120,109
†Iovance Biotherapeutics, Inc.	6,316	40,359

LVIP Dimensional U.S. Core Equity 2 Fund–10

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Ironwood Pharmaceuticals, Inc.	7,322	$ 90,720
†IVERIC bio, Inc.	5,296	113,387
†Jounce Therapeutics, Inc.	728	808
†KalVista Pharmaceuticals, Inc.	4,047	27,358
†Karuna Therapeutics, Inc.	807	158,575
†Kezar Life Sciences, Inc.	1,975	13,904
†Kodiak Sciences, Inc.	240	1,718
†Krystal Biotech, Inc.	705	55,850
†Kura Oncology, Inc.	1,842	22,859
†Kymera Therapeutics, Inc.	638	15,924
†Lexicon Pharmaceuticals, Inc.	4,300	8,213
†Ligand Pharmaceuticals, Inc.	909	60,721
†Lineage Cell Therapeutics, Inc.	4,300	5,031
†Lumos Pharma, Inc.	21	76
†MacroGenics, Inc.	2,522	16,923
†MediciNova, Inc.	6,693	13,721
†MeiraGTx Holdings plc	2,724	17,760
†Mersana Therapeutics, Inc.	12,973	76,022
†Mirati Therapeutics, Inc.	1,120	50,747
†Moderna, Inc.	7,566	1,359,005
†Morphic Holding, Inc.	1,526	40,821
†Myriad Genetics, Inc.	6,104	88,569
†Neurocrine Biosciences, Inc.	1,259	150,375
†NextCure, Inc.	3,736	5,268
†NightHawk Biosciences, Inc.	420	338
†Nurix Therapeutics, Inc.	1,279	14,043
†Omega Therapeutics, Inc.	1,589	9,073
†Organogenesis Holdings, Inc.	1,728	4,648
†Ovid therapeutics, Inc.	5,420	10,081
=†PDL BioPharma, Inc.	12,718	31,159
†PMV Pharmaceuticals, Inc.	2,465	21,446
†Poseida Therapeutics, Inc.	2,501	13,255
†Protagonist Therapeutics, Inc.	3,412	37,225
†Prothena Corp. PLC	2,185	131,646
†Puma Biotechnology, Inc.	3,378	14,289
†RAPT Therapeutics, Inc.	1,100	21,780
†Regeneron Pharmaceuticals, Inc.	2,107	1,520,179
†REGENXBIO, Inc.	2,597	58,900
†Relay Therapeutics, Inc.	3,370	50,348
†Replimune Group, Inc.	1,293	35,170
†REVOLUTION Medicines, Inc.	1,735	41,328
†Rhythm Pharmaceuticals, Inc.	1,655	48,194
†Rocket Pharmaceuticals, Inc.	1,401	27,418
†Sage Therapeutics, Inc.	2,104	80,247
†Sangamo Therapeutics, Inc.	8,751	27,478
†Sarepta Therapeutics, Inc.	488	63,235
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Seagen, Inc.	1,844	$ 236,972
†Shattuck Labs, Inc.	2,704	6,219
†Sorrento Therapeutics, Inc.	9,900	8,771
†Spectrum Pharmaceuticals, Inc.	5,260	1,938
†SpringWorks Therapeutics, Inc.	296	7,699
†Stoke Therapeutics, Inc.	1,500	13,845
†Sutro Biopharma, Inc.	1,578	12,750
†Syndax Pharmaceuticals, Inc.	2,263	57,593
†Talaris Therapeutics, Inc.	2,399	2,447
†TCR2 Therapeutics, Inc.	1,609	1,607
†Twist Bioscience Corp.	1,536	36,572
†Ultragenyx Pharmaceutical, Inc.	1,378	63,843
†United Therapeutics Corp.	2,384	662,967
†Vanda Pharmaceuticals, Inc.	3,572	26,397
†Vaxcyte, Inc.	2,156	103,380
†Veracyte, Inc.	1,201	28,500
†Verastem, Inc.	6,841	2,754
†Vericel Corp.	1,703	44,857
†Vertex Pharmaceuticals, Inc.	3,265	942,867
†Viking Therapeutics, Inc.	5,500	51,700
†Viracta Therapeutics, Inc.	2,703	3,946
†Vor BioPharma, Inc.	1,524	10,135
†Voyager Therapeutics, Inc.	1,748	10,663
†Werewolf Therapeutics, Inc.	1,614	3,309
†Xencor, Inc.	3,216	83,745
†Y-mAbs Therapeutics, Inc.	1,554	7,584
		22,591,322
Building Products–1.23%
A O Smith Corp.	8,201	469,425
AAON, Inc.	3,577	269,420
Advanced Drainage Systems, Inc.	4,570	374,603
Allegion PLC	3,804	400,409
†American Woodmark Corp.	1,121	54,772
Apogee Enterprises, Inc.	1,507	67,001
Armstrong World Industries, Inc.	3,181	218,185
†AZEK Co., Inc.	2,991	60,777
†Builders FirstSource, Inc.	10,757	697,914
Carlisle Cos., Inc.	2,073	488,502
Carrier Global Corp.	32,970	1,360,013
CSW Industrials, Inc.	1,444	167,403
Fortune Brands Home & Security, Inc.	5,662	323,357
†Gibraltar Industries, Inc.	1,995	91,531
Griffon Corp.	3,933	140,762
†Hayward Holdings, Inc.	3,463	32,552
Insteel Industries, Inc.	1,555	42,794
†JELD-WEN Holding, Inc.	7,208	69,557

LVIP Dimensional U.S. Core Equity 2 Fund–11

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Building Products (continued)
Johnson Controls International PLC	9,192	$ 588,288
Lennox International, Inc.	1,245	297,841
Masco Corp.	4,785	223,316
†Masonite International Corp.	1,626	131,072
Masterbrand, Inc.	5,662	42,748
Owens Corning	5,731	488,854
†PGT Innovations, Inc.	4,054	72,810
Quanex Building Products Corp.	2,203	52,167
†Resideo Technologies, Inc.	9,867	162,312
Simpson Manufacturing Co., Inc.	2,689	238,407
Tecnoglass, Inc.	1,700	52,309
Trane Technologies PLC	6,269	1,053,756
†Trex Co., Inc.	6,500	275,145
UFP Industries, Inc.	4,286	339,666
Zurn Elkay Water Solutions Corp.	6,889	145,702
		9,493,370
Capital Markets–3.28%
Affiliated Managers Group, Inc.	2,450	388,153
Ameriprise Financial, Inc.	4,194	1,305,886
Ares Management Corp. Class A	1,769	121,070
Artisan Partners Asset Management, Inc. Class A	4,953	147,104
†Ashford, Inc.	690	9,577
†AssetMark Financial Holdings, Inc.	1,088	25,024
Associated Capital Group, Inc. Class A	251	10,539
B Riley Financial, Inc.	150	5,130
Bank of New York Mellon Corp.	15,673	713,435
BGC Partners, Inc. Class A	17,890	67,445
BlackRock, Inc.	2,111	1,495,918
Blackstone, Inc.	7,124	528,530
†Blucora, Inc.	3,219	82,181
Brightsphere Investment Group, Inc.	2,470	50,833
Carlyle Group, Inc.	10,350	308,844
Cboe Global Markets, Inc.	3,177	398,618
Charles Schwab Corp.	19,020	1,583,605
CME Group, Inc.	3,001	504,648
Cohen & Steers, Inc.	2,732	176,378
Cowen, Inc. Class A	1,499	57,891
Diamond Hill Investment Group, Inc.	308	56,986
†Donnelley Financial Solutions, Inc.	3,917	151,392
Evercore, Inc. Class A	3,008	328,113
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
FactSet Research Systems, Inc.	966	$ 387,569
Federated Hermes, Inc.	6,284	228,172
Franklin Resources, Inc.	11,369	299,914
Goldman Sachs Group, Inc.	5,708	1,960,013
Greenhill & Co., Inc.	1,658	16,995
Hamilton Lane, Inc. Class A	1,683	107,510
Houlihan Lokey, Inc.	2,512	218,946
Interactive Brokers Group, Inc. Class A	1,344	97,238
Intercontinental Exchange, Inc.	5,809	595,945
Invesco Ltd.	17,695	318,333
Janus Henderson Group PLC	10,713	251,970
Jefferies Financial Group, Inc.	12,086	414,308
KKR & Co., Inc.	7,266	337,288
Lazard Ltd. Class A	8,039	278,712
LPL Financial Holdings, Inc.	3,384	731,519
MarketAxess Holdings, Inc.	898	250,443
Moelis & Co. Class A	3,087	118,448
Moody's Corp.	2,960	824,715
Morgan Stanley	24,002	2,040,650
Morningstar, Inc.	1,355	293,479
MSCI, Inc.	961	447,028
Nasdaq, Inc.	12,420	761,967
Northern Trust Corp.	8,457	748,360
†Open Lending Corp. Class A	1,211	8,174
Oppenheimer Holdings, Inc. Class A	765	32,382
Piper Sandler Cos.,	1,263	164,430
PJT Partners, Inc. Class A	816	60,131
Raymond James Financial, Inc.	6,282	671,232
†Robinhood Markets, Inc. Class A	19,647	159,927
S&P Global, Inc.	3,140	1,051,712
†Safeguard Scientifics, Inc.	1,565	4,852
SEI Investments Co.	9,150	533,445
Silvercrest Asset Management Group, Inc. Class A	997	18,714
State Street Corp.	9,159	710,464
Stifel Financial Corp.	6,789	396,274
†StoneX Group, Inc.	1,244	118,553
T Rowe Price Group, Inc.	6,609	720,778
Tradeweb Markets, Inc. Class A	2,207	143,301
U.S. Global Investors, Inc. Class A	2,448	7,075
Victory Capital Holdings, Inc. Class A	700	18,781
Virtu Financial, Inc. Class A	5,162	105,356

LVIP Dimensional U.S. Core Equity 2 Fund–12

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
Virtus Investment Partners, Inc.	420	$ 80,405
Westwood Holdings Group, Inc.	439	4,888
WisdomTree, Inc.	10,540	57,443
		25,315,139
Chemicals–2.55%
AdvanSix, Inc.	2,562	97,407
†AgroFresh Solutions, Inc.	1,708	5,056
Air Products & Chemicals, Inc.	2,155	664,300
Albemarle Corp.	2,615	567,089
American Vanguard Corp.	2,114	45,895
Ashland, Inc.	3,930	422,593
†Aspen Aerogels, Inc.	400	4,716
Avient Corp.	6,532	220,520
†Axalta Coating Systems Ltd.	15,781	401,942
Balchem Corp.	1,569	191,591
Cabot Corp.	3,948	263,884
Celanese Corp.	3,682	376,448
CF Industries Holdings, Inc.	8,984	765,437
Chase Corp.	690	59,519
Chemours Co.	10,477	320,806
Corteva, Inc.	10,921	641,936
Dow, Inc.	24,199	1,219,388
DuPont de Nemours, Inc.	9,282	637,024
Eastman Chemical Co.	4,406	358,825
Ecolab, Inc.	2,496	363,318
†Ecovyst, Inc.	2,313	20,493
Element Solutions, Inc.	17,028	309,739
†Flotek Industries, Inc.	3,167	3,547
FMC Corp.	3,567	445,162
FutureFuel Corp.	4,158	33,805
Hawkins, Inc.	1,770	68,322
HB Fuller Co.	3,432	245,800
Huntsman Corp.	14,366	394,778
†Ingevity Corp.	2,010	141,584
Innospec, Inc.	1,414	145,444
International Flavors & Fragrances, Inc.	6,197	649,693
†Intrepid Potash, Inc.	1,283	37,040
Koppers Holdings, Inc.	1,060	29,892
Kronos Worldwide, Inc.	4,954	46,568
Linde PLC	6,467	2,109,406
†Livent Corp.	7,469	148,409
†LSB Industries, Inc.	3,136	41,709
LyondellBasell Industries NV Class A	17,181	1,426,538
Mativ Holdings, Inc.	2,848	59,523
Minerals Technologies, Inc.	2,394	145,364
Mosaic Co.	14,264	625,762
NewMarket Corp.	666	207,199
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Chemicals (continued)
Northern Technologies International Corp.	1,639	$ 21,815
Olin Corp.	12,382	655,503
Orion Engineered Carbons SA	1,957	34,854
PPG Industries, Inc.	5,978	751,674
Quaker Chemical Corp.	243	40,557
†Rayonier Advanced Materials, Inc.	7,464	71,654
RPM International, Inc.	5,569	542,699
Scotts Miracle-Gro Co.	3,385	164,477
Sensient Technologies Corp.	2,141	156,122
Sherwin-Williams Co.	5,123	1,215,842
Stepan Co.	1,624	172,891
Tredegar Corp.	3,415	34,901
Trinseo PLC	3,760	85,390
Tronox Holdings PLC Class A	7,716	105,786
Valvoline, Inc.	8,731	285,067
†Venator Materials PLC	3,553	1,918
Westlake Corp.	3,165	324,539
		19,629,160
Commercial Services & Supplies–0.94%
ABM Industries, Inc.	4,513	200,467
ACCO Brands Corp.	7,956	44,474
Acme United Corp.	172	3,767
†ACV Auctions, Inc. Class A	1,930	15,845
ARC Document Solutions, Inc.	3,628	10,630
Brady Corp. Class A	2,770	130,467
†BrightView Holdings, Inc.	3,756	25,879
Brink's Co.	3,039	163,225
†Casella Waste Systems, Inc. Class A	2,417	191,692
†CECO Environmental Corp.	1,187	13,864
†Cimpress PLC	912	25,180
Cintas Corp.	1,534	692,785
†Civeo Corp.	630	19,593
†Clean Harbors, Inc.	4,340	495,281
†Copart, Inc.	10,672	649,818
Deluxe Corp.	3,259	55,338
Ennis, Inc.	1,765	39,112
†Harsco Corp.	5,387	33,884
Healthcare Services Group, Inc.	4,016	48,192
†Heritage-Crystal Clean, Inc.	2,134	69,312
HNI Corp.	3,300	93,819
†IAA, Inc.	6,129	245,160
Interface, Inc.	3,770	37,210
†KAR Auction Services, Inc.	9,508	124,079
Kimball International, Inc. Class B	3,544	23,036
Matthews International Corp. Class A	2,379	72,417

LVIP Dimensional U.S. Core Equity 2 Fund–13

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Commercial Services & Supplies (continued)
MillerKnoll, Inc.	5,531	$ 116,206
†Montrose Environmental Group, Inc.	388	17,223
MSA Safety, Inc.	1,750	252,333
NL Industries, Inc.	2,090	14,233
†Performant Financial Corp.	4,544	16,404
†Perma-Fix Environmental Services, Inc.	1,952	6,891
Pitney Bowes, Inc.	8,459	32,144
†Quad/Graphics, Inc.	4,623	18,862
Republic Services, Inc.	3,443	444,113
Rollins, Inc.	8,554	312,563
†SP Plus Corp.	1,793	62,253
Steelcase, Inc. Class A	5,268	37,245
†Stericycle, Inc.	4,397	219,366
Tetra Tech, Inc.	2,382	345,843
UniFirst Corp.	1,034	199,552
†Viad Corp.	1,218	29,707
VSE Corp.	1,374	64,413
Waste Management, Inc.	9,837	1,543,229
		7,257,106
Communications Equipment–0.82%
ADTRAN Holdings, Inc.	4,319	81,154
†Applied Optoelectronics, Inc.	1,210	2,287
†Arista Networks, Inc.	4,328	525,203
†CalAmp Corp.	3,203	14,349
†Calix, Inc.	1,776	121,532
†Cambium Networks Corp.	1,400	30,338
†Casa Systems, Inc.	3,998	10,915
†Ciena Corp.	8,129	414,416
Cisco Systems, Inc.	58,783	2,800,422
†Clearfield, Inc.	826	77,760
†CommScope Holding Co., Inc.	9,089	66,804
Comtech Telecommunications Corp.	2,049	24,875
†Digi International, Inc.	1,498	54,752
†DZS, Inc.	1,150	14,582
†Extreme Networks, Inc.	5,674	103,891
†F5, Inc.	1,813	260,184
†Genasys, Inc.	2,022	7,481
†Harmonic, Inc.	6,256	81,954
†Infinera Corp.	4,453	30,013
Juniper Networks, Inc.	15,147	484,098
†KVH Industries, Inc.	2,253	23,026
†Lumentum Holdings, Inc.	3,600	187,812
Motorola Solutions, Inc.	1,490	383,988
†NETGEAR, Inc.	2,066	37,415
†NetScout Systems, Inc.	5,309	172,596
Network-1 Technologies, Inc.	11	24
†Palo Alto Networks, Inc.	498	69,491
†PCTEL, Inc.	2,548	10,956
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Communications Equipment (continued)
†Ribbon Communications, Inc.	9,487	$ 26,469
†TESSCO Technologies, Inc.	1,609	7,755
†Viasat, Inc.	3,034	96,026
†Viavi Solutions, Inc.	13,191	138,637
		6,361,205
Construction & Engineering–0.69%
AECOM	4,860	412,760
†Ameresco, Inc. Class A	3,022	172,677
†API Group Corp.	2,822	53,082
Arcosa, Inc.	2,983	162,096
Argan, Inc.	1,157	42,670
†Bowman Consulting Group Ltd.	429	9,374
Comfort Systems USA, Inc.	2,557	294,260
†Concrete Pumping Holdings, Inc.	5,143	30,087
†Construction Partners, Inc. Class A	2,150	57,384
†Dycom Industries, Inc.	2,115	197,964
EMCOR Group, Inc.	3,159	467,879
†Fluor Corp.	7,505	260,123
Granite Construction, Inc.	2,572	90,200
†Great Lakes Dredge & Dock Corp.	4,650	27,668
†IES Holdings, Inc.	1,179	41,937
†Limbach Holdings, Inc.	231	2,405
†MasTec, Inc.	5,469	466,670
†Matrix Service Co.	2,351	14,623
MDU Resources Group, Inc.	12,934	392,418
†MYR Group, Inc.	1,177	108,366
†Northwest Pipe Co.	539	18,164
†NV5 Global, Inc.	614	81,244
†Orion Group Holdings, Inc.	1,150	2,737
Primoris Services Corp.	5,392	118,300
Quanta Services, Inc.	4,615	657,637
†Sterling Infrastructure, Inc.	2,101	68,913
†Tutor Perini Corp.	4,056	30,623
Valmont Industries, Inc.	1,274	421,274
†WillScot Mobile Mini Holdings Corp.	14,301	645,976
		5,349,511
Construction Materials–0.23%
Eagle Materials, Inc.	2,323	308,611
Martin Marietta Materials, Inc.	1,696	573,197
†Smith-Midland Corp.	532	10,906
†Summit Materials, Inc. Class A	8,413	238,834
U.S. Lime & Minerals, Inc.	277	38,990
Vulcan Materials Co.	3,325	582,241
		1,752,779

LVIP Dimensional U.S. Core Equity 2 Fund–14

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Consumer Finance–1.00%
Ally Financial, Inc.	16,293	$ 398,364
American Express Co.	14,404	2,128,191
†Atlanticus Holdings Corp.	351	9,196
Bread Financial Holdings, Inc.	2,682	101,004
Capital One Financial Corp.	6,837	635,568
†Credit Acceptance Corp.	1,348	639,491
Curo Group Holdings Corp.	1,445	5,130
Discover Financial Services	10,904	1,066,738
†Encore Capital Group, Inc.	2,487	119,227
†Enova International, Inc.	2,115	81,153
†EZCORP, Inc. Class A	4,961	40,432
FirstCash Holdings, Inc.	2,903	252,300
†Green Dot Corp. Class A	3,291	52,064
†LendingClub Corp.	7,603	66,906
†LendingTree, Inc.	222	4,735
Navient Corp.	12,007	197,515
Nelnet, Inc. Class A	1,924	174,603
OneMain Holdings, Inc.	8,941	297,825
†PRA Group, Inc.	3,508	118,500
†PROG Holdings, Inc.	4,619	78,015
Regional Management Corp.	567	15,921
SLM Corp.	27,460	455,836
Synchrony Financial	22,720	746,579
†World Acceptance Corp.	783	51,631
		7,736,924
Containers & Packaging–0.86%
Amcor PLC	38,673	460,595
AptarGroup, Inc.	3,912	430,242
Ardagh Metal Packaging SA	4,030	19,384
Avery Dennison Corp.	3,894	704,814
Ball Corp.	10,192	521,219
Berry Global Group, Inc.	10,390	627,868
Crown Holdings, Inc.	6,510	535,187
Graphic Packaging Holding Co.	25,771	573,405
Greif, Inc. Class A	2,191	154,848
International Paper Co.	11,999	415,525
Myers Industries, Inc.	3,079	68,446
†O-I Glass, Inc.	8,101	134,234
Packaging Corp. of America	3,737	478,000
†Ranpak Holdings Corp.	874	5,043
Sealed Air Corp.	5,125	255,635
Silgan Holdings, Inc.	8,348	432,760
Sonoco Products Co.	7,114	431,891
TriMas Corp.	3,116	86,438
Westrock Co.	8,446	296,961
		6,632,495
Distributors–0.23%
†Funko, Inc. Class A	1,250	13,638
Genuine Parts Co.	5,038	874,143
LKQ Corp.	9,025	482,025
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Distributors (continued)
Pool Corp.	1,376	$ 416,006
Weyco Group, Inc.	507	10,728
		1,796,540
Diversified Consumer Services–0.35%
†2U, Inc.	2,763	17,324
ADT, Inc.	20,450	185,482
†Adtalem Global Education, Inc.	2,932	104,086
†American Public Education, Inc.	1,456	17,894
†Bright Horizons Family Solutions, Inc.	1,341	84,617
Carriage Services, Inc.	1,652	45,496
†Chegg, Inc.	4,572	115,535
†Coursera, Inc.	3,727	44,090
†Frontdoor, Inc.	3,903	81,182
Graham Holdings Co. Class B	279	168,575
†Grand Canyon Education, Inc.	3,013	318,354
H&R Block, Inc.	8,384	306,100
Laureate Education, Inc. Class A	6,158	59,240
†Lincoln Educational Services Corp.	1,828	10,584
†OneSpaWorld Holdings Ltd.	3,672	34,260
†Perdoceo Education Corp.	6,090	84,651
†PowerSchool Holdings, Inc. Class A	2,391	55,184
Service Corp. International	10,544	729,012
Strategic Education, Inc.	1,317	103,147
†Stride, Inc.	2,788	87,209
†Universal Technical Institute, Inc.	3,313	22,263
†Vivint Smart Home, Inc.	3,000	35,700
†WW International, Inc.	1,972	7,612
		2,717,597
Diversified Financial Services–1.11%
†Acacia Research Corp.	5,992	25,226
A-Mark Precious Metals, Inc.	1,222	42,440
Apollo Global Management, Inc.	6,458	411,956
†Berkshire Hathaway, Inc. Class B	22,189	6,854,182
†Cannae Holdings, Inc.	5,520	113,988
Equitable Holdings, Inc.	22,169	636,250
†FlexShopper, Inc.	4,149	3,876
Jackson Financial, Inc. Class A	1,235	42,966
Voya Financial, Inc.	6,997	430,245
		8,561,129

LVIP Dimensional U.S. Core Equity 2 Fund–15

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Telecommunication Services–1.06%
†Anterix, Inc.	1,166	$ 37,510
AT&T, Inc.	133,616	2,459,870
ATN International, Inc.	1,118	50,657
†Bandwidth, Inc. Class A	2,154	49,434
Cogent Communications Holdings, Inc.	2,491	142,186
†Consolidated Communications Holdings, Inc.	6,890	24,666
†EchoStar Corp. Class A	4,341	72,408
†Frontier Communications Parent, Inc.	6,368	162,257
†IDT Corp. Class B	1,774	49,974
Iridium Communications, Inc.	7,987	410,532
†Liberty Latin America Ltd. Class A	15,472	117,404
Lumen Technologies, Inc.	66,373	346,467
†Ooma, Inc.	1,800	24,516
Verizon Communications, Inc.	107,103	4,219,858
		8,167,739
Electric Utilities–1.12%
ALLETE, Inc.	1,883	121,472
Alliant Energy Corp.	5,343	294,987
American Electric Power Co., Inc.	3,298	313,145
Avangrid, Inc.	1,617	69,499
Constellation Energy Corp.	4,545	391,824
Duke Energy Corp.	4,885	503,106
Edison International	7,419	471,997
Entergy Corp.	3,777	424,913
Evergy, Inc.	5,103	321,132
Eversource Energy	3,599	301,740
Exelon Corp.	9,467	409,258
FirstEnergy Corp.	10,192	427,453
Genie Energy Ltd. Class B	1,295	13,390
Hawaiian Electric Industries, Inc.	4,111	172,045
IDACORP, Inc.	1,690	182,267
MGE Energy, Inc.	1,792	126,157
NextEra Energy, Inc.	11,624	971,766
NRG Energy, Inc.	15,841	504,061
OGE Energy Corp.	5,679	224,604
Otter Tail Corp.	1,231	72,272
†PG&E Corp.	24,021	390,581
Pinnacle West Capital Corp.	2,967	225,611
PNM Resources, Inc.	4,259	207,797
Portland General Electric Co.	3,574	175,126
PPL Corp.	13,594	397,217
Southern Co.	6,267	447,526
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electric Utilities (continued)
Xcel Energy, Inc.	6,584	$ 461,604
		8,622,550
Electrical Equipment–0.87%
Acuity Brands, Inc.	2,140	354,405
Allied Motion Technologies, Inc.	1,137	39,579
AMETEK, Inc.	5,313	742,332
†Atkore, Inc.	3,256	369,296
AZZ, Inc.	2,008	80,722
†Babcock & Wilcox Enterprises, Inc.	2,600	15,002
Eaton Corp. PLC	6,494	1,019,233
Emerson Electric Co.	5,525	530,731
Encore Wire Corp.	1,649	226,836
EnerSys	2,817	208,007
†Flux Power Holdings, Inc.	3,405	13,518
†FuelCell Energy, Inc.	3,227	8,971
†Generac Holdings, Inc.	1,111	111,833
GrafTech International Ltd.	10,007	47,633
Hubbell, Inc.	1,486	348,734
LSI Industries, Inc.	457	5,594
nVent Electric PLC	9,432	362,849
†Plug Power, Inc.	10,899	134,821
Powell Industries, Inc.	1,009	35,497
Preformed Line Products Co.	449	37,397
Regal Rexnord Corp.	4,151	498,037
Rockwell Automation, Inc.	2,805	722,484
Sensata Technologies Holding PLC	8,924	360,351
†Shoals Technologies Group, Inc. Class A	3,095	76,354
†Sunrun, Inc.	9,039	217,117
†Thermon Group Holdings, Inc.	2,349	47,168
†TPI Composites, Inc.	2,494	25,289
†Ultralife Corp.	2,766	10,677
†Vicor Corp.	594	31,928
		6,682,395
Electronic Equipment, Instruments & Components–1.56%
Advanced Energy Industries, Inc.	2,741	235,123
†Airgain, Inc.	1,525	9,928
Amphenol Corp. Class A	6,376	485,469
†Arlo Technologies, Inc.	5,053	17,736
†Arrow Electronics, Inc.	4,234	442,749
Avnet, Inc.	6,028	250,644
Badger Meter, Inc.	2,033	221,658
Bel Fuse, Inc. Class B	886	29,167
Belden, Inc.	3,141	225,838
Benchmark Electronics, Inc.	2,494	66,565
CDW Corp.	4,704	840,040
Climb Global Solutions, Inc.	332	10,468

LVIP Dimensional U.S. Core Equity 2 Fund–16

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
†Coda Octopus Group, Inc.	2,420	$ 16,601
Cognex Corp.	4,550	214,350
†Coherent Corp.	3,251	114,110
Corning, Inc.	22,617	722,387
CTS Corp.	2,254	88,853
†Daktronics, Inc.	2,615	7,374
†Data I/O Corp.	7,146	28,370
†ePlus, Inc.	2,128	94,228
†Fabrinet	2,253	288,880
†FARO Technologies, Inc.	842	24,763
†Flex Ltd.	34,968	750,413
†Identiv, Inc.	1,421	10,288
†Insight Enterprises, Inc.	2,095	210,066
†IPG Photonics Corp.	2,199	208,179
†Iteris, Inc.	3,006	9,349
†Itron, Inc.	2,486	125,916
Jabil, Inc.	12,991	885,986
†Key Tronic Corp.	304	1,316
†Keysight Technologies, Inc.	4,837	827,466
†Kimball Electronics, Inc.	2,160	48,794
†Knowles Corp.	6,423	105,466
Littelfuse, Inc.	1,254	276,131
†Luna Innovations, Inc.	2,308	20,287
Methode Electronics, Inc.	2,176	96,549
†Napco Security Technologies, Inc.	1,100	30,228
National Instruments Corp.	6,508	240,145
†Neonode, Inc.	1,000	5,500
†nLight, Inc.	1,778	18,029
†Novanta, Inc.	1,345	182,745
†OSI Systems, Inc.	1,334	106,080
†PAR Technology Corp.	1,037	27,035
PC Connection, Inc.	2,018	94,644
†Plexus Corp.	2,007	206,580
†Powerfleet, Inc.	2,100	5,649
Richardson Electronics Ltd.	916	19,538
†Rogers Corp.	1,055	125,904
†Sanmina Corp.	3,814	218,504
†ScanSource, Inc.	1,716	50,142
TD SYNNEX Corp.	3,860	365,581
TE Connectivity Ltd.	6,132	703,954
†Teledyne Technologies, Inc.	1,270	507,886
†Trimble, Inc.	5,774	291,933
†TTM Technologies, Inc.	6,628	99,950
Vishay Intertechnology, Inc.	8,859	191,089
†Vishay Precision Group, Inc.	600	23,190
Vontier Corp.	8,552	165,310
†Zebra Technologies Corp. Class A	1,396	357,948
		12,049,071
Energy Equipment & Services–0.81%
Archrock, Inc.	8,285	74,399
Baker Hughes Co.	18,151	535,999
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Energy Equipment & Services (continued)
†Bristow Group, Inc.	446	$ 12,100
Cactus, Inc. Class A	2,654	133,390
ChampionX Corp.	10,411	301,815
Core Laboratories NV	2,200	44,594
†DMC Global, Inc.	551	10,711
†Dril-Quip, Inc.	2,477	67,300
†Expro Group Holdings NV	3,574	64,797
†Forum Energy Technologies, Inc.	380	11,210
†Geospace Technologies Corp.	1,182	4,988
†Gulf Island Fabrication, Inc.	6,318	32,411
Halliburton Co.	20,280	798,018
†Helix Energy Solutions Group, Inc.	13,252	97,800
Helmerich & Payne, Inc.	5,797	287,357
†Independence Contract Drilling, Inc.	97	317
Liberty Energy, Inc. Class A	8,157	130,594
†Mammoth Energy Services, Inc.	2,622	22,680
†Nabors Industries Ltd.	576	89,205
†National Energy Services Reunited Corp.	500	3,470
†Natural Gas Services Group, Inc.	679	7,781
†Newpark Resources, Inc.	12,475	51,771
†NexTier Oilfield Solutions, Inc.	14,413	133,176
†Nine Energy Service, Inc.	4,227	61,418
†Noble Corp. PLC	707	26,661
NOV, Inc.	18,750	391,688
†Oceaneering International, Inc.	6,032	105,500
†Oil States International, Inc.	5,610	41,851
Patterson-UTI Energy, Inc.	14,628	246,336
†ProPetro Holding Corp.	8,008	83,043
†Ranger Energy Services, Inc.	1,723	18,970
RPC, Inc.	7,313	65,013
Schlumberger Ltd.	25,658	1,371,677
†SEACOR Marine Holdings, Inc.	1,843	16,882
Select Energy Services, Inc. Class A	9,056	83,677
Solaris Oilfield Infrastructure, Inc. Class A	2,100	20,853
†TechnipFMC PLC	17,349	211,484
†TETRA Technologies, Inc.	6,409	22,175
†Tidewater, Inc.	3,355	123,632
†Transocean Ltd.	21,123	96,321
†U.S. Silica Holdings, Inc.	8,053	100,663
†Valaris Ltd.	2,139	144,639
†Weatherford International PLC	2,583	131,526
		6,279,892

LVIP Dimensional U.S. Core Equity 2 Fund–17

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Entertainment–0.77%
Activision Blizzard, Inc.	8,780	$ 672,109
†Cinemark Holdings, Inc.	4,148	35,922
Electronic Arts, Inc.	3,894	475,769
†Endeavor Group Holdings, Inc. Class A	1,192	26,868
†IMAX Corp.	3,593	52,673
†Lions Gate Entertainment Corp. Class A	15,707	87,049
†Live Nation Entertainment, Inc.	2,936	204,757
†Madison Square Garden Entertainment Corp.	1,336	60,080
Madison Square Garden Sports Corp.	597	109,448
Marcus Corp.	2,001	28,794
†Netflix, Inc.	3,531	1,041,221
†Playtika Holding Corp.	2,516	21,411
†Reading International, Inc. Class A	1,404	3,889
†ROBLOX Corp. Class A	1,603	45,621
†Roku, Inc.	862	35,083
†Spotify Technology SA	680	53,686
†Take-Two Interactive Software, Inc.	4,160	433,181
†Walt Disney Co.	20,029	1,740,119
†Warner Bros Discovery, Inc.	54,645	518,035
Warner Music Group Corp. Class A	1,625	56,907
World Wrestling Entertainment, Inc. Class A	2,951	202,203
		5,904,825
Food & Staples Retailing–1.69%
Albertsons Cos., Inc. Class A	12,768	264,808
Andersons, Inc.	2,422	84,746
†BJ's Wholesale Club Holdings, Inc.	5,171	342,113
Casey's General Stores, Inc.	2,858	641,192
†Chefs' Warehouse, Inc.	2,797	93,084
Costco Wholesale Corp.	7,985	3,645,153
†Grocery Outlet Holding Corp.	2,407	70,260
†HF Foods Group, Inc.	2,646	10,743
Ingles Markets, Inc. Class A	1,307	126,073
Kroger Co.	42,500	1,894,650
Natural Grocers by Vitamin Cottage, Inc.	2,445	22,347
†Performance Food Group Co.	6,896	402,657
PriceSmart, Inc.	1,820	110,620
SpartanNash Co.	3,365	101,758
†Sprouts Farmers Market, Inc.	7,175	232,255
Sysco Corp.	10,425	796,991
†U.S. Foods Holding Corp.	10,600	360,612
†United Natural Foods, Inc.	3,773	146,053
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food & Staples Retailing (continued)
Village Super Market, Inc. Class A	880	$ 20,495
Walgreens Boots Alliance, Inc.	13,596	507,947
Walmart, Inc.	21,254	3,013,605
Weis Markets, Inc.	1,433	117,922
		13,006,084
Food Products–1.67%
Alico, Inc.	310	7,400
Archer-Daniels-Midland Co.	5,791	537,694
B&G Foods, Inc.	4,796	53,475
Bunge Ltd.	6,669	665,366
Calavo Growers, Inc.	781	22,961
Cal-Maine Foods, Inc.	3,414	185,892
Campbell Soup Co.	12,528	710,964
Conagra Brands, Inc.	14,520	561,924
†Darling Ingredients, Inc.	5,313	332,541
†Farmer Bros Co.	1,079	4,974
Flowers Foods, Inc.	13,973	401,584
Fresh Del Monte Produce, Inc.	3,707	97,086
†Freshpet, Inc.	1,223	64,538
General Mills, Inc.	9,672	810,997
†Hain Celestial Group, Inc.	6,883	111,367
Hershey Co.	3,475	804,706
Hormel Foods Corp.	10,944	498,499
†Hostess Brands, Inc.	8,647	194,039
Ingredion, Inc.	4,250	416,203
J & J Snack Foods Corp.	1,165	174,412
J M Smucker Co.	3,289	521,175
John B Sanfilippo & Son, Inc.	644	52,370
Kellogg Co.	12,387	882,450
Kraft Heinz Co.	8,651	352,182
Lamb Weston Holdings, Inc.	5,330	476,289
Lancaster Colony Corp.	1,736	342,513
†Lifecore Biomedical, Inc.	2,083	13,498
†Lifeway Foods, Inc.	699	3,879
Limoneira Co.	992	12,112
McCormick & Co., Inc.	6,642	550,219
†Mission Produce, Inc.	2,513	29,201
Mondelez International, Inc. Class A	14,242	949,229
†Pilgrim's Pride Corp.	7,304	173,324
†Post Holdings, Inc.	5,163	466,012
Seaboard Corp.	55	207,637
†Seneca Foods Corp. Class A	364	22,186
†Simply Good Foods Co.	6,162	234,341
†Sovos Brands, Inc.	4,843	69,594
Tootsie Roll Industries, Inc.	1,643	69,943
†TreeHouse Foods, Inc.	3,497	172,682
Tyson Foods, Inc. Class A	9,729	605,630
†Vital Farms, Inc.	1,481	22,097
		12,885,185

LVIP Dimensional U.S. Core Equity 2 Fund–18

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Gas Utilities–0.25%
Atmos Energy Corp.	2,669	$ 299,115
Chesapeake Utilities Corp.	908	107,307
National Fuel Gas Co.	3,810	241,173
New Jersey Resources Corp.	6,806	337,714
Northwest Natural Holding Co.	1,338	63,675
ONE Gas, Inc.	2,252	170,521
RGC Resources, Inc.	1,002	22,094
South Jersey Industries, Inc.	4,505	160,063
Southwest Gas Holdings, Inc.	1,839	113,797
Spire, Inc.	2,361	162,579
UGI Corp.	5,970	221,308
		1,899,346
Health Care Equipment & Supplies–1.87%
Abbott Laboratories	16,618	1,824,490
†Accuray, Inc.	4,267	8,918
†Align Technology, Inc.	835	176,102
†AngioDynamics, Inc.	3,064	42,191
†Apollo Endosurgery, Inc.	1,843	18,375
†Apyx Medical Corp.	3,118	7,296
†Artivion, Inc.	2,557	30,991
†AtriCure, Inc.	2,424	107,577
Atrion Corp.	84	46,994
†Avanos Medical, Inc.	2,882	77,987
†Axogen, Inc.	1,694	16,906
†Axonics, Inc.	1,522	95,171
Baxter International, Inc.	11,934	608,276
Becton Dickinson & Co.	2,735	695,510
†Beyond Air, Inc.	2,266	14,706
†BioLife Solutions, Inc.	3,897	70,925
†Boston Scientific Corp.	11,192	517,854
†Cardiovascular Systems, Inc.	1,216	16,562
CONMED Corp.	1,545	136,949
Cooper Cos., Inc.	1,008	333,315
†CryoPort, Inc.	2,671	46,342
†Cutera, Inc.	403	17,821
DENTSPLY SIRONA, Inc.	5,874	187,028
†Dexcom, Inc.	1,972	223,309
†Edwards Lifesciences Corp.	2,988	222,935
†Ekso Bionics Holdings, Inc.	4,330	5,153
†Electromed, Inc.	1,109	11,633
Embecta Corp.	547	13,834
†Enovis Corp.	2,239	119,831
†Envista Holdings Corp.	7,903	266,094
†enVVeno Medical Corp.	1,679	8,563
†Figs, Inc. Class A	3,741	25,177
†FONAR Corp.	558	9,347
†Glaukos Corp.	1,722	75,217
†Globus Medical, Inc. Class A	3,302	245,240
†Haemonetics Corp.	2,274	178,850
†Heska Corp.	202	12,556
†Hologic, Inc.	10,745	803,833
†IDEXX Laboratories, Inc.	1,864	760,437
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†Inari Medical, Inc.	235	$ 14,937
†Inogen, Inc.	962	18,961
†Inspire Medical Systems, Inc.	204	51,384
†Insulet Corp.	225	66,238
†Integer Holdings Corp.	2,023	138,495
†Integra LifeSciences Holdings Corp.	3,804	213,290
†Intuitive Surgical, Inc.	1,413	374,940
iRadimed Corp.	396	11,203
†Kewaunee Scientific Corp.	820	12,751
†KORU Medical Systems, Inc.	4,448	15,879
†Lantheus Holdings, Inc.	5,690	289,962
LeMaitre Vascular, Inc.	1,009	46,434
†LENSAR, Inc.	965	2,856
†LivaNova PLC	3,030	168,286
†Masimo Corp.	1,080	159,786
Medtronic PLC	10,996	854,609
†Meridian Bioscience, Inc.	2,980	98,966
†Merit Medical Systems, Inc.	3,063	216,309
Mesa Laboratories, Inc.	221	36,732
†Neogen Corp.	9,859	150,153
†Neuronetics, Inc.	2,389	16,412
†Novocure Ltd.	459	33,668
†NuVasive, Inc.	2,785	114,853
=OmniAb, Inc. Earnout Shares	344	0
=OmniAb, Inc. Earnout Shares	344	0
†Omnicell, Inc.	1,495	75,378
†OraSure Technologies, Inc.	3,929	18,938
†Orthofix Medical, Inc.	1,631	33,484
†OrthoPediatrics Corp.	500	19,865
†Penumbra, Inc.	250	55,615
†QuidelOrtho Corp.	1,195	102,376
ResMed, Inc.	2,836	590,257
†Retractable Technologies, Inc.	2,669	4,377
†SeaSpine Holdings Corp.	660	5,511
†Semler Scientific, Inc.	194	6,402
†Shockwave Medical, Inc.	241	49,552
†SI-BONE, Inc.	200	2,720
†STAAR Surgical Co.	327	15,873
STERIS PLC	2,626	484,996
Stryker Corp.	2,779	679,438
†Surgalign Holdings, Inc.	168	329
†Surmodics, Inc.	576	19,653
†Tactile Systems Technology, Inc.	2,636	30,261
†Tandem Diabetes Care, Inc.	570	25,622
Teleflex, Inc.	1,116	278,587
†UFP Technologies, Inc.	419	49,396
Utah Medical Products, Inc.	304	30,561
†Varex Imaging Corp.	2,809	57,023
†ViewRay, Inc.	7,136	31,969
Zimmer Biomet Holdings, Inc.	4,704	599,760

LVIP Dimensional U.S. Core Equity 2 Fund–19

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†Zimvie, Inc.	470	$ 4,390
		14,459,732
Health Care Providers & Services–2.91%
†Acadia Healthcare Co., Inc.	6,534	537,879
†Accolade, Inc.	1,700	13,243
†Addus HomeCare Corp.	1,037	103,171
†Agiliti, Inc.	2,448	39,927
†Agilon Health, Inc.	4,157	67,094
†AlerisLife, Inc.	46	25
†Amedisys, Inc.	1,501	125,394
AmerisourceBergen Corp.	5,383	892,017
†AMN Healthcare Services, Inc.	2,817	289,644
†Apollo Medical Holdings, Inc.	2,020	59,772
†Brookdale Senior Living, Inc.	14,577	39,795
Cardinal Health, Inc.	10,655	819,050
†Castle Biosciences, Inc.	800	18,832
†Centene Corp.	8,151	668,463
Chemed Corp.	857	437,438
Cigna Corp.	5,864	1,942,978
†Community Health Systems, Inc.	5,888	25,436
†CorVel Corp.	1,034	150,271
†Cross Country Healthcare, Inc.	2,183	58,002
CVS Health Corp.	25,540	2,380,073
†DaVita, Inc.	6,324	472,213
Elevance Health, Inc.	3,806	1,952,364
Encompass Health Corp.	7,712	461,255
†Enhabit, Inc.	3,856	50,745
Ensign Group, Inc.	4,198	397,173
†Enzo Biochem, Inc.	4,475	6,399
†Fulgent Genetics, Inc.	770	22,931
HCA Healthcare, Inc.	1,658	397,854
†HealthEquity, Inc.	2,408	148,429
†Henry Schein, Inc.	4,163	332,499
Humana, Inc.	1,710	875,845
†InfuSystem Holdings, Inc.	1,714	14,877
†Joint Corp.	300	4,194
Laboratory Corp. of America Holdings	3,137	738,701
†LHC Group, Inc.	1,435	232,025
McKesson Corp.	846	317,351
†ModivCare, Inc.	1,393	124,994
†Molina Healthcare, Inc.	1,865	615,860
National HealthCare Corp.	1,163	69,198
National Research Corp.	1,656	61,769
†OPKO Health, Inc.	44,007	55,009
†Option Care Health, Inc.	2,870	86,358
†Owens & Minor, Inc.	4,089	79,858
Patterson Cos., Inc.	6,463	181,158
†Pediatrix Medical Group, Inc.	5,330	79,204
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
†Pennant Group, Inc.	1,314	$ 14,428
†PetIQ, Inc.	1,642	15,139
Premier, Inc. Class A	5,444	190,431
†Progyny, Inc.	600	18,690
Quest Diagnostics, Inc.	4,477	700,382
†RadNet, Inc.	3,391	63,853
Select Medical Holdings Corp.	9,557	237,300
†Surgery Partners, Inc.	2,117	58,980
†Tenet Healthcare Corp.	5,353	261,173
U.S. Physical Therapy, Inc.	363	29,414
UnitedHealth Group, Inc.	7,029	3,726,635
Universal Health Services, Inc. Class B	4,616	650,348
		22,413,540
Health Care Technology–0.13%
†Allscripts Healthcare Solutions, Inc.	9,307	164,176
†American Well Corp. Class A	5,272	14,920
†Certara, Inc.	3,387	54,429
†Computer Programs & Systems, Inc.	313	8,520
†Doximity, Inc. Class A	1,110	37,252
†Evolent Health, Inc. Class A	6,148	172,636
†Health Catalyst, Inc.	2,400	25,512
†HealthStream, Inc.	2,713	67,391
†NextGen Healthcare, Inc.	4,127	77,505
†OptimizeRx Corp.	1,975	33,180
†Phreesia, Inc.	3,068	99,280
†Schrodinger, Inc.	1,902	35,548
Simulations Plus, Inc.	804	29,402
†Teladoc Health, Inc.	4,920	116,358
†Veeva Systems, Inc. Class A	505	81,497
		1,017,606
Hotels, Restaurants & Leisure–1.67%
Aramark	9,872	408,108
†Biglari Holdings, Inc. Class A	136	21,673
†BJ's Restaurants, Inc.	1,840	48,539
Bloomin' Brands, Inc.	4,547	91,486
†Booking Holdings, Inc.	605	1,219,244
Boyd Gaming Corp.	3,072	167,516
†Brinker International, Inc.	1,880	59,991
†Caesars Entertainment, Inc.	2,213	92,061
†Carnival Corp.	16,011	129,049
†Carrols Restaurant Group, Inc.	3,714	5,051
Cheesecake Factory, Inc.	3,354	106,355
†Chipotle Mexican Grill, Inc.	303	420,409
Choice Hotels International, Inc.	2,305	259,635
Churchill Downs, Inc.	1,181	249,699
†Chuy's Holdings, Inc.	1,208	34,186

LVIP Dimensional U.S. Core Equity 2 Fund–20

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
Cracker Barrel Old Country Store, Inc.	1,519	$ 143,910
Darden Restaurants, Inc.	4,987	689,852
†Dave & Buster's Entertainment, Inc.	3,232	114,542
†Denny's Corp.	3,911	36,020
Dine Brands Global, Inc.	552	35,659
Domino's Pizza, Inc.	730	252,872
†DraftKings, Inc. Class A	4,595	52,337
El Pollo Loco Holdings, Inc.	3,403	33,894
†Everi Holdings, Inc.	1,700	24,395
†Expedia Group, Inc.	1,512	132,451
†Fiesta Restaurant Group, Inc.	1,638	12,039
†Hilton Grand Vacations, Inc.	1,939	74,729
Hilton Worldwide Holdings, Inc.	3,486	440,491
†Hyatt Hotels Corp. Class A	1,871	169,232
International Game Technology PLC	3,976	90,176
Jack in the Box, Inc.	1,074	73,279
†Kura Sushi USA, Inc. Class A	610	29,085
†Las Vegas Sands Corp.	2,528	121,521
†Light & Wonder, Inc. Class A	3,487	204,338
Marriott International, Inc. Class A	5,315	791,350
Marriott Vacations Worldwide Corp.	2,191	294,887
McDonald's Corp.	4,663	1,228,840
MGM Resorts International	9,858	330,539
Nathan's Famous, Inc.	298	20,029
†Noodles & Co.	3,644	20,006
†Norwegian Cruise Line Holdings Ltd.	6,134	75,080
†ONE Group Hospitality, Inc.	1,626	10,244
Papa John's International, Inc.	1,423	117,127
†Penn Entertainment, Inc.	3,322	98,663
†Planet Fitness, Inc. Class A	2,912	229,466
†Playa Hotels & Resorts NV	8,515	55,603
†PlayAGS, Inc.	1,440	7,344
†Potbelly Corp.	1,460	8,132
†Red Robin Gourmet Burgers, Inc.	1,284	7,165
Red Rock Resorts, Inc. Class A	3,306	132,273
†Royal Caribbean Cruises Ltd.	6,475	320,059
Ruth's Hospitality Group, Inc.	3,701	57,291
†SeaWorld Entertainment, Inc.	4,911	262,788
†Shake Shack, Inc. Class A	835	34,678
†Six Flags Entertainment Corp.	534	12,416
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
Starbucks Corp.	7,152	$ 709,478
Texas Roadhouse, Inc.	3,420	311,049
Travel & Leisure Co.	3,985	145,054
Vail Resorts, Inc.	915	218,090
Wendy's Co.	13,624	308,311
Wingstop, Inc.	1,345	185,099
Wyndham Hotels & Resorts, Inc.	3,483	248,373
†Wynn Resorts Ltd.	1,444	119,087
Yum! Brands, Inc.	3,499	448,152
		12,850,497
Household Durables–1.10%
Bassett Furniture Industries, Inc.	722	12,548
†Beazer Homes USA, Inc.	2,298	29,323
†Cavco Industries, Inc.	542	122,628
Century Communities, Inc.	2,517	125,875
DR Horton, Inc.	12,480	1,112,467
Ethan Allen Interiors, Inc.	1,750	46,235
Flexsteel Industries, Inc.	419	6,453
Garmin Ltd.	5,124	472,894
†GoPro, Inc. Class A	2,100	10,458
†Green Brick Partners, Inc.	3,200	77,536
Hamilton Beach Brands Holding Co. Class A	652	8,078
†Helen of Troy Ltd.	1,664	184,554
Hooker Furnishings Corp.	831	15,540
†Hovnanian Enterprises, Inc. Class A	551	23,186
Installed Building Products, Inc.	1,646	140,898
†iRobot Corp.	1,792	86,249
KB Home	5,148	163,964
La-Z-Boy, Inc.	3,008	68,643
†Legacy Housing Corp.	594	11,262
Leggett & Platt, Inc.	7,210	232,378
Lennar Corp. Class A	10,251	918,865
†LGI Homes, Inc.	1,679	155,476
Lifetime Brands, Inc.	785	5,958
†Lovesac Co.	603	13,272
†M/I Homes, Inc.	1,091	50,382
MDC Holdings, Inc.	4,503	142,295
†Meritage Homes Corp.	2,325	214,365
†Mohawk Industries, Inc.	1,648	168,459
Newell Brands, Inc.	22,715	297,112
†NVR, Inc.	121	558,122
PulteGroup, Inc.	14,484	659,457
†Purple Innovation, Inc.	800	3,832
†Skyline Champion Corp.	2,886	148,658
†Sonos, Inc.	2,987	50,480
†Taylor Morrison Home Corp.	9,255	280,889
Tempur Sealy International, Inc.	11,328	388,890

LVIP Dimensional U.S. Core Equity 2 Fund–21

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Household Durables (continued)
Toll Brothers, Inc.	6,351	$ 317,042
†TopBuild Corp.	2,212	346,156
†Tri Pointe Homes, Inc.	8,843	164,391
†Tupperware Brands Corp.	2,421	10,023
†Universal Electronics, Inc.	867	18,042
†VOXX International Corp.	2,205	18,478
Whirlpool Corp.	4,083	577,581
		8,459,394
Household Products–1.27%
†Central Garden & Pet Co.	3,287	119,149
Church & Dwight Co., Inc.	6,695	539,684
Clorox Co.	3,633	509,819
Colgate-Palmolive Co.	7,201	567,367
Energizer Holdings, Inc.	3,912	131,248
Kimberly-Clark Corp.	4,712	639,654
Oil-Dri Corp. of America	282	9,458
Procter & Gamble Co.	45,841	6,947,662
Reynolds Consumer Products, Inc.	1,427	42,782
Spectrum Brands Holdings, Inc.	2,923	178,069
WD-40 Co.	775	124,938
		9,809,830
Independent Power and Renewable Electricity Producers–0.23%
AES Corp.	14,524	417,710
Atlantica Sustainable Infrastructure PLC	5,908	153,017
Brookfield Renewable Corp. Class A	5,993	165,047
Clearway Energy, Inc. Class A	5,540	172,648
Ormat Technologies, Inc.	2,822	244,047
†Sunnova Energy International, Inc.	5,997	108,006
Vistra Corp.	23,319	541,001
		1,801,476
Industrial Conglomerates–0.47%
3M Co.	13,826	1,658,014
General Electric Co.	8,723	730,900
Honeywell International, Inc.	5,798	1,242,512
		3,631,426
Insurance–3.36%
Aflac, Inc.	13,680	984,139
Allstate Corp.	7,501	1,017,136
†Ambac Financial Group, Inc.	2,234	38,961
American Equity Investment Life Holding Co.	6,329	288,729
American Financial Group, Inc.	3,567	489,678
American International Group, Inc.	13,719	867,590
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
AMERISAFE, Inc.	1,468	$ 76,292
Aon PLC Class A	3,219	966,151
†Arch Capital Group Ltd.	11,376	714,185
Argo Group International Holdings Ltd.	2,598	67,158
Arthur J Gallagher & Co.	2,541	479,080
Assurant, Inc.	3,006	375,930
Assured Guaranty Ltd.	5,886	366,462
Axis Capital Holdings Ltd.	5,346	289,593
†Brighthouse Financial, Inc.	5,959	305,518
Brown & Brown, Inc.	8,544	486,752
Chubb Ltd.	5,362	1,182,857
Cincinnati Financial Corp.	4,103	420,106
CNA Financial Corp.	3,226	136,395
CNO Financial Group, Inc.	6,176	141,122
†Conifer Holdings, Inc.	5,315	8,345
Crawford & Co. Class A	3,914	21,108
Donegal Group, Inc. Class A	996	14,143
†eHealth, Inc.	1,543	7,468
Employers Holdings, Inc.	2,097	90,444
†Enstar Group Ltd.	1,075	248,368
Erie Indemnity Co. Class A	1,708	424,814
Everest Re Group Ltd.	1,450	480,342
F&G Annuities & Life, Inc.	1,138	22,771
Fidelity National Financial, Inc.	16,742	629,834
First American Financial Corp.	6,407	335,342
†Genworth Financial, Inc. Class A	22,919	121,242
Global Indemnity Group LLC Class A	997	23,240
Globe Life, Inc.	4,095	493,652
†Goosehead Insurance, Inc. Class A	189	6,490
†Greenlight Capital Re Ltd. Class A	1,907	15,542
†Hallmark Financial Services, Inc.	1,100	643
Hanover Insurance Group, Inc.	3,093	417,957
Hartford Financial Services Group, Inc.	13,650	1,035,080
HCI Group, Inc.	887	35,116
Heritage Insurance Holdings, Inc.	4,237	7,627
Horace Mann Educators Corp.	2,359	88,156
Investors Title Co.	124	18,296
James River Group Holdings Ltd.	1,705	35,652
Kemper Corp.	3,591	176,677
Kinsale Capital Group, Inc.	999	261,258
Loews Corp.	6,756	394,077

LVIP Dimensional U.S. Core Equity 2 Fund–22

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
†Maiden Holdings Ltd.	5,521	$ 11,649
†Markel Corp.	350	461,122
Marsh & McLennan Cos., Inc.	7,739	1,280,650
Mercury General Corp.	3,824	130,781
MetLife, Inc.	8,650	626,001
National Western Life Group, Inc. Class A	298	83,738
†NI Holdings, Inc.	863	11,452
Old Republic International Corp.	18,644	450,253
†Palomar Holdings, Inc.	463	20,909
Primerica, Inc.	3,375	478,643
Principal Financial Group, Inc.	10,623	891,482
ProAssurance Corp.	3,203	55,956
Progressive Corp.	3,488	452,428
Prudential Financial, Inc.	8,086	804,234
Reinsurance Group of America, Inc.	2,470	350,962
RenaissanceRe Holdings Ltd.	2,289	421,702
RLI Corp.	2,287	300,215
Safety Insurance Group, Inc.	1,159	97,657
Selective Insurance Group, Inc.	3,458	306,413
†Selectquote, Inc.	567	381
†SiriusPoint Ltd.	7,714	45,513
Stewart Information Services Corp.	1,688	72,128
Tiptree, Inc.	1,600	22,144
Travelers Cos., Inc.	6,731	1,261,995
†Trean Insurance Group, Inc.	1,600	9,600
†Trupanion, Inc.	433	20,581
United Fire Group, Inc.	2,034	55,650
United Insurance Holdings Corp.	154	163
Universal Insurance Holdings, Inc.	3,924	41,555
Unum Group	9,940	407,838
W R Berkley Corp.	8,121	589,341
White Mountains Insurance Group Ltd.	204	288,523
Willis Towers Watson PLC	3,133	766,269
		25,925,446
Interactive Media & Services–2.38%
†Alphabet, Inc. Class A	67,860	5,987,288
†Alphabet, Inc. Class C	61,120	5,423,178
†Angi, Inc.	1,639	3,852
†Bumble, Inc. Class A	4,098	86,263
†Cargurus, Inc.	3,083	43,193
†Cars.com, Inc.	4,551	62,667
†DHI Group, Inc.	3,155	16,690
†EverQuote, Inc. Class A	500	7,370
†Match Group, Inc.	4,578	189,941
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Interactive Media & Services (continued)
†Meta Platforms, Inc. Class A	49,410	$ 5,945,999
†Pinterest, Inc. Class A	2,279	55,334
†QuinStreet, Inc.	3,300	47,355
†Snap, Inc. Class A	1,701	15,224
†TripAdvisor, Inc.	4,445	79,921
†TrueCar, Inc.	6,947	17,437
†Yelp, Inc.	3,429	93,749
†Zedge, Inc. Class B	591	1,040
†Zillow Group, Inc. Class A	6,025	192,489
†ZoomInfo Technologies, Inc.	1,942	58,474
		18,327,464
Internet & Direct Marketing Retail–1.13%
†1-800-Flowers.com, Inc. Class A	3,054	29,196
†1stdibs.com, Inc.	2,522	12,812
†Amazon.com, Inc.	81,784	6,869,856
†CarParts.com, Inc.	2,700	16,902
†Chewy, Inc. Class A	836	30,999
†DoorDash, Inc. Class A	5,027	245,418
†Duluth Holdings, Inc. Class B	753	4,654
eBay, Inc.	20,702	858,512
†Etsy, Inc.	2,811	336,702
†Lands' End, Inc.	2,935	22,277
†Liquidity Services, Inc.	1,758	24,717
PetMed Express, Inc.	1,442	25,523
†Quotient Technology, Inc.	5,042	17,294
†Qurate Retail, Inc.	26,054	42,468
†Revolve Group, Inc.	1,075	23,929
Shutterstock, Inc.	2,288	120,623
†Stitch Fix, Inc. Class A	990	3,079
		8,684,961
IT Services–3.84%
Accenture PLC Class A	11,756	3,136,971
†Akamai Technologies, Inc.	4,441	374,376
Amdocs Ltd.	6,463	587,487
Automatic Data Processing, Inc.	7,901	1,887,233
†Block, Inc.	731	45,936
†BM Technologies, Inc.	419	2,183
†Brightcove, Inc.	3,520	18,410
Broadridge Financial Solutions, Inc.	3,831	513,852
†Cantaloupe, Inc.	5,370	23,359
Cass Information Systems, Inc.	1,074	49,211
†Cloudflare, Inc. Class A	488	22,062
Cognizant Technology Solutions Corp. Class A	10,584	605,299
†Computer Task Group, Inc.	1,153	8,717
Concentrix Corp.	3,531	470,188
†Conduent, Inc.	11,528	46,688

LVIP Dimensional U.S. Core Equity 2 Fund–23

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
CSG Systems International, Inc.	1,963	$ 112,284
†DigitalOcean Holdings, Inc.	511	13,015
†DXC Technology Co.	11,644	308,566
†Edgio, Inc.	3,333	3,766
†EPAM Systems, Inc.	977	320,202
†Euronet Worldwide, Inc.	1,668	157,426
EVERTEC, Inc.	4,425	143,281
†Evo Payments, Inc. Class A	788	26,666
†ExlService Holdings, Inc.	1,799	304,805
†Fastly, Inc. Class A	2,200	18,018
Fidelity National Information Services, Inc.	7,577	514,099
†Fiserv, Inc.	6,554	662,413
†FleetCor Technologies, Inc.	3,326	610,920
†Flywire Corp.	997	24,397
†Gartner, Inc.	1,711	575,136
Genpact Ltd.	11,702	542,037
Global Payments, Inc.	5,357	532,057
†Globant SA	833	140,077
†GoDaddy, Inc. Class A	3,455	258,503
†Grid Dynamics Holdings, Inc.	2,155	24,179
Hackett Group, Inc.	2,748	55,977
†I3 Verticals, Inc. Class A	1,655	40,283
†IBEX Holdings Ltd.	574	14,264
Information Services Group, Inc.	2,900	13,340
International Business Machines Corp.	20,201	2,846,119
†International Money Express, Inc.	2,069	50,422
Jack Henry & Associates, Inc.	2,577	452,418
†Kyndryl Holdings, Inc.	4,524	50,307
†Marqeta, Inc. Class A	10,698	65,365
Mastercard, Inc. Class A	15,719	5,465,968
Maximus, Inc.	4,397	322,432
†MongoDB, Inc.	226	44,486
†Okta, Inc.	417	28,494
†Paya Holdings, Inc.	3,941	31,016
Paychex, Inc.	3,572	412,780
†PayPal Holdings, Inc.	6,494	462,503
†Perficient, Inc.	1,815	126,741
PFSweb, Inc.	867	5,332
†Snowflake, Inc. Class A	525	75,358
†SolarWinds Corp.	2,262	21,172
†Squarespace, Inc. Class A	1,211	26,848
SS&C Technologies Holdings, Inc.	6,801	354,060
†StarTek, Inc.	1,400	5,250
†Toast, Inc. Class A	4,715	85,011
TTEC Holdings, Inc.	3,257	143,731
†Twilio, Inc. Class A	670	32,803
†Unisys Corp.	1,659	8,477
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
†VeriSign, Inc.	2,057	$ 422,590
†Verra Mobility Corp.	6,040	83,533
Visa, Inc. Class A	20,322	4,222,099
Western Union Co.	13,573	186,900
†WEX, Inc.	2,186	357,739
		29,597,637
Leisure Products–0.27%
Acushnet Holdings Corp.	4,495	190,858
†American Outdoor Brands, Inc.	1,803	18,066
Brunswick Corp.	5,296	381,736
Hasbro, Inc.	4,346	265,150
Johnson Outdoors, Inc. Class A	436	28,828
†Malibu Boats, Inc. Class A	1,584	84,427
Marine Products Corp.	2,133	25,105
†MasterCraft Boat Holdings, Inc.	1,000	25,870
†Mattel, Inc.	18,315	326,740
†Nautilus, Inc.	2,171	3,322
Polaris, Inc.	3,553	358,853
Smith & Wesson Brands, Inc.	2,575	22,351
†Topgolf Callaway Brands Corp.	7,331	144,787
†Vista Outdoor, Inc.	4,147	101,062
†YETI Holdings, Inc.	3,406	140,702
		2,117,857
Life Sciences Tools & Services–1.49%
†10X Genomics, Inc. Class A	224	8,163
†Adaptive Biotechnologies Corp.	1,110	8,480
Agilent Technologies, Inc.	3,112	465,711
†Avantor, Inc.	13,009	274,360
†Azenta, Inc.	1,794	104,447
†Bio-Rad Laboratories, Inc. Class A	670	281,728
Bio-Techne Corp.	2,920	242,010
Bruker Corp.	8,550	584,393
†Champions Oncology, Inc.	196	884
†Charles River Laboratories International, Inc.	2,531	551,505
Danaher Corp.	9,686	2,570,858
†Harvard Bioscience, Inc.	3,169	8,778
†Illumina, Inc.	415	83,913
†IQVIA Holdings, Inc.	5,734	1,174,839
†Maravai LifeSciences Holdings, Inc. Class A	3,621	51,817
†Medpace Holdings, Inc.	1,557	330,722
†Mettler-Toledo International, Inc.	705	1,019,042
†NeoGenomics, Inc.	2,833	26,177
†OmniAb, Inc.	4,454	16,034

LVIP Dimensional U.S. Core Equity 2 Fund–24

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Life Sciences Tools & Services (continued)
†Pacific Biosciences of California, Inc.	4,607	$ 37,685
PerkinElmer, Inc.	3,902	547,139
†Quanterix Corp.	1,218	16,869
†Repligen Corp.	812	137,480
†Seer, Inc.	2,828	16,402
†Sotera Health Co.	6,721	55,986
†Syneos Health, Inc.	4,646	170,415
Thermo Fisher Scientific, Inc.	3,267	1,799,104
†Waters Corp.	1,354	463,853
West Pharmaceutical Services, Inc.	1,740	409,509
		11,458,303
Machinery–3.30%
†3D Systems Corp.	6,912	51,149
AGCO Corp.	4,680	649,069
Alamo Group, Inc.	671	95,014
Albany International Corp. Class A	2,141	211,081
Allison Transmission Holdings, Inc.	7,945	330,512
Altra Industrial Motion Corp.	3,594	214,741
Astec Industries, Inc.	1,462	59,445
Barnes Group, Inc.	3,140	128,269
†Blue Bird Corp.	812	8,697
Caterpillar, Inc.	9,808	2,349,604
†Chart Industries, Inc.	2,068	238,296
Chicago Rivet & Machine Co.	189	5,411
†CIRCOR International, Inc.	1,341	32,130
Columbus McKinnon Corp.	1,631	52,959
†Commercial Vehicle Group, Inc.	4,182	28,479
Crane Holdings Co.	4,090	410,840
Cummins, Inc.	4,651	1,126,891
Deere & Co.	6,761	2,898,846
Donaldson Co., Inc.	8,393	494,096
Douglas Dynamics, Inc.	1,386	50,118
Dover Corp.	4,566	618,282
Eastern Co.	515	9,929
†Energy Recovery, Inc.	2,984	61,142
Enerpac Tool Group Corp.	2,890	73,551
EnPro Industries, Inc.	2,155	234,227
Esab Corp.	2,239	105,054
ESCO Technologies, Inc.	1,491	130,522
†Evoqua Water Technologies Corp.	7,310	289,476
Federal Signal Corp.	4,085	189,830
Flowserve Corp.	6,513	199,819
Fortive Corp.	6,827	438,635
Franklin Electric Co., Inc.	2,494	198,896
†Gates Industrial Corp. PLC	3,772	43,039
†Gencor Industries, Inc.	1,204	12,160
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
Gorman-Rupp Co.	2,146	$ 54,981
Graco, Inc.	6,440	433,154
†Graham Corp.	501	4,820
Greenbrier Cos., Inc.	1,954	65,518
Helios Technologies, Inc.	2,751	149,764
Hillenbrand, Inc.	5,042	215,142
Hurco Cos., Inc.	300	7,839
Hyster-Yale Materials Handling, Inc.	834	21,109
IDEX Corp.	1,637	373,776
Illinois Tool Works, Inc.	5,942	1,309,023
Ingersoll Rand, Inc.	9,821	513,147
ITT, Inc.	4,999	405,419
John Bean Technologies Corp.	1,844	168,413
Kadant, Inc.	745	132,334
Kennametal, Inc.	5,039	121,238
†L B Foster Co. Class A	762	7,376
Lincoln Electric Holdings, Inc.	3,879	560,477
Lindsay Corp.	475	77,354
†LS Starrett Co. Class A	1,600	11,776
Luxfer Holdings PLC	1,289	17,685
†Manitowoc Co., Inc.	3,195	29,266
†Mayville Engineering Co., Inc.	557	7,052
†Middleby Corp.	3,112	416,697
Miller Industries, Inc.	637	16,982
Mueller Industries, Inc.	4,258	251,222
Mueller Water Products, Inc. Class A	10,288	110,699
†NN, Inc.	5,648	8,472
Nordson Corp.	1,475	350,637
Omega Flex, Inc.	460	42,927
Oshkosh Corp.	3,866	340,943
Otis Worldwide Corp.	7,899	618,571
PACCAR, Inc.	9,923	982,079
Parker-Hannifin Corp.	3,129	910,539
Park-Ohio Holdings Corp.	1,241	15,177
Pentair PLC	9,500	427,310
†Proterra, Inc.	12,683	47,815
†Proto Labs, Inc.	1,067	27,241
†RBC Bearings, Inc.	700	146,545
REV Group, Inc.	4,472	56,437
Shyft Group, Inc.	2,371	58,943
Snap-on, Inc.	1,875	428,419
†SPX Technologies, Inc.	3,324	218,221
Standex International Corp.	630	64,518
Stanley Black & Decker, Inc.	4,384	329,326
Tennant Co.	1,373	84,536
Terex Corp.	3,393	144,949
Timken Co.	4,369	308,757
†Titan International, Inc.	6,689	102,475
Toro Co.	6,711	759,685

LVIP Dimensional U.S. Core Equity 2 Fund–25

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
Trinity Industries, Inc.	6,963	$ 205,896
†Twin Disc, Inc.	600	5,832
Wabash National Corp.	2,605	58,873
Watts Water Technologies, Inc. Class A	1,597	233,529
Westinghouse Air Brake Technologies Corp.	4,846	483,679
Xylem, Inc.	3,951	436,862
		25,421,665
Marine–0.08%
Costamare, Inc.	6,357	58,993
Eagle Bulk Shipping, Inc.	539	26,918
Eneti, Inc.	533	5,356
Genco Shipping & Trading Ltd.	2,086	32,041
†Kirby Corp.	4,034	259,588
Matson, Inc.	2,879	179,966
Pangaea Logistics Solutions Ltd.	3,860	19,879
		582,741
Media–1.34%
†Altice USA, Inc. Class A	10,271	47,247
†AMC Networks, Inc. Class A	1,659	25,997
†Boston Omaha Corp. Class A	1,027	27,215
Cable One, Inc.	307	218,541
†Charter Communications, Inc. Class A	2,320	786,712
Comcast Corp. Class A	82,939	2,900,377
†comScore, Inc.	4,616	5,355
†Cumulus Media, Inc. Class A	500	3,105
†Daily Journal Corp.	100	25,051
DallasNews Corp.	1,322	5,076
†DISH Network Corp. Class A	12,184	171,063
†Emerald Holding, Inc.	3,197	11,317
Entravision Communications Corp. Class A	4,034	19,363
†EW Scripps Co. Class A	5,690	75,051
†Fluent, Inc.	1,021	1,113
Fox Corp. Class A	22,858	675,955
†Gannett Co., Inc.	11,594	23,536
Gray Television, Inc.	5,362	60,001
†iHeartMedia, Inc. Class A	3,260	19,984
†Integral Ad Science Holding Corp.	8,409	73,915
Interpublic Group of Cos., Inc.	23,049	767,762
John Wiley & Sons, Inc. Class A	2,592	103,836
†Liberty Broadband Corp. Class A	4,690	357,409
†Liberty Media Corp.-Liberty Braves Class A	1,675	54,056
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Media (continued)
†Liberty Media Corp.-Liberty Formula One Class A	7,860	$ 460,321
†Liberty Media Corp.-Liberty SiriusXM Class A	8,345	327,027
†Magnite, Inc.	2,900	30,711
†Marchex, Inc. Class B	5,340	8,384
New York Times Co. Class A	6,656	216,054
News Corp. Class A	17,580	321,325
Nexstar Media Group, Inc. Class A	3,557	622,582
Omnicom Group, Inc.	10,843	884,463
Paramount Global Class A	17,278	292,745
†PubMatic, Inc. Class A	1,163	14,898
Saga Communications, Inc. Class A	635	14,986
Scholastic Corp.	2,318	91,468
Sinclair Broadcast Group, Inc. Class A	911	14,130
Sirius XM Holdings, Inc.	31,709	185,181
†TechTarget, Inc.	959	42,254
TEGNA, Inc.	15,413	326,601
†Thryv Holdings, Inc.	973	18,487
†Urban One, Inc.	3,828	14,393
†WideOpenWest, Inc.	1,100	10,021
		10,355,068
Metals & Mining–1.24%
Alcoa Corp.	11,273	512,583
Alpha Metallurgical Resources, Inc.	805	117,844
†Ampco-Pittsburgh Corp.	782	1,963
†Arconic Corp.	4,843	102,478
†ATI, Inc.	8,662	258,647
Caledonia Mining Corp. PLC	1,249	15,488
Carpenter Technology Corp.	2,617	96,672
†Century Aluminum Co.	6,328	51,763
†Cleveland-Cliffs, Inc.	17,128	275,932
†Coeur Mining, Inc.	13,662	45,904
Commercial Metals Co.	7,882	380,701
Compass Minerals International, Inc.	2,029	83,189
†Ferroglobe PLC	9,406	36,213
Fortitude Gold Corp.	1,049	5,780
Freeport-McMoRan, Inc.	37,782	1,435,716
Friedman Industries, Inc.	5	49
Gold Resource Corp.	3,674	5,621
Haynes International, Inc.	2,063	94,258
Hecla Mining Co.	36,267	201,645
†Idaho Strategic Resources, Inc.	1,820	10,374
Kaiser Aluminum Corp.	589	44,740
Materion Corp.	1,479	129,427
†MP Materials Corp.	1,346	32,681
Newmont Corp.	13,552	639,654

LVIP Dimensional U.S. Core Equity 2 Fund–26

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Metals & Mining (continued)
Nexa Resources SA	4,710	$ 28,401
Nucor Corp.	13,422	1,769,154
Olympic Steel, Inc.	623	20,920
Reliance Steel & Aluminum Co.	3,408	689,916
Royal Gold, Inc.	1,959	220,819
Ryerson Holding Corp.	2,843	86,029
Schnitzer Steel Industries, Inc. Class A	1,911	58,572
Southern Copper Corp.	3,374	203,756
Steel Dynamics, Inc.	11,403	1,114,073
SunCoke Energy, Inc.	6,128	52,885
†TimkenSteel Corp.	6,202	112,690
U.S. Steel Corp.	12,149	304,332
†Universal Stainless & Alloy Products, Inc.	352	2,524
Warrior Met Coal, Inc.	3,207	111,091
Worthington Industries, Inc.	3,712	184,524
		9,539,008
Multiline Retail–0.72%
Big Lots, Inc.	2,718	39,955
Dillard's, Inc. Class A	1,631	527,139
Dollar General Corp.	4,544	1,118,960
†Dollar Tree, Inc.	7,967	1,126,852
Franchise Group, Inc.	1,365	32,514
Kohl's Corp.	9,455	238,739
Macy's, Inc.	17,805	367,673
Nordstrom, Inc.	7,134	115,143
†Ollie's Bargain Outlet Holdings, Inc.	1,810	84,780
Target Corp.	12,717	1,895,342
		5,547,097
Multi-Utilities–0.54%
Ameren Corp.	4,745	421,925
Avista Corp.	2,686	119,097
Black Hills Corp.	2,357	165,791
CenterPoint Energy, Inc.	13,408	402,106
CMS Energy Corp.	5,779	365,984
Consolidated Edison, Inc.	5,469	521,250
Dominion Energy, Inc.	5,531	339,161
DTE Energy Co.	3,725	437,799
NiSource, Inc.	8,491	232,823
NorthWestern Corp.	1,697	100,700
Public Service Enterprise Group, Inc.	5,861	359,104
Sempra Energy	1,964	303,517
Unitil Corp.	1,166	59,886
WEC Energy Group, Inc.	3,452	323,660
		4,152,803
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels–6.06%
Adams Resources & Energy, Inc.	441	$ 17,164
†Alto Ingredients, Inc.	4,791	13,798
†Amplify Energy Corp.	3,085	27,117
Antero Midstream Corp.	24,985	269,588
†Antero Resources Corp.	13,414	415,700
APA Corp.	11,880	554,558
Arch Resources, Inc.	1,270	181,343
†Ardmore Shipping Corp.	2,791	40,218
†Battalion Oil Corp.	29	282
Berry Corp.	3,410	27,280
California Resources Corp.	3,452	150,197
†Callon Petroleum Co.	3,716	137,826
†Centrus Energy Corp. Class A	700	22,736
Cheniere Energy, Inc.	2,789	418,238
Chesapeake Energy Corp.	3,248	306,514
Chevron Corp.	29,434	5,283,109
Chord Energy Corp.	1,551	212,192
Civitas Resources, Inc.	2,167	125,534
†Clean Energy Fuels Corp.	20,933	108,852
†CNX Resources Corp.	15,674	263,950
Comstock Resources, Inc.	11,629	159,434
ConocoPhillips	27,972	3,300,696
CONSOL Energy, Inc.	2,615	169,975
Coterra Energy, Inc.	46,064	1,131,792
CVR Energy, Inc.	6,732	210,981
Delek U.S. Holdings, Inc.	4,667	126,009
†Denbury, Inc.	2,832	246,441
Devon Energy Corp.	16,565	1,018,913
DHT Holdings, Inc.	8,597	76,341
Diamondback Energy, Inc.	7,333	1,003,008
Dorian LPG Ltd.	2,455	46,522
DT Midstream, Inc.	2,802	154,839
†EnLink Midstream LLC	21,168	260,366
EOG Resources, Inc.	11,873	1,537,791
Epsilon Energy Ltd.	2,128	14,109
EQT Corp.	13,715	463,978
Equitrans Midstream Corp.	22,129	148,264
Evolution Petroleum Corp.	2,220	16,761
Exxon Mobil Corp.	81,419	8,980,516
†Green Plains, Inc.	3,877	118,248
†Gulfport Energy Corp.	473	34,832
†Hallador Energy Co.	3,632	36,284
Hess Corp.	9,138	1,295,951
HF Sinclair Corp.	10,776	559,167
International Seaways, Inc.	2,758	102,101
Kinder Morgan, Inc.	25,837	467,133
†Kosmos Energy Ltd.	26,917	171,192
†Laredo Petroleum, Inc.	929	47,769
Magnolia Oil & Gas Corp. Class A	9,382	220,008
Marathon Oil Corp.	37,116	1,004,730
Marathon Petroleum Corp.	17,066	1,986,312
Matador Resources Co.	6,684	382,592

LVIP Dimensional U.S. Core Equity 2 Fund–27

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Murphy Oil Corp.	10,368	$ 445,928
NACCO Industries, Inc. Class A	326	12,388
New Fortress Energy, Inc.	2,140	90,779
Nordic American Tankers Ltd.	14,832	45,386
Northern Oil & Gas, Inc.	1,139	35,104
Occidental Petroleum Corp.	26,036	1,640,008
ONEOK, Inc.	15,976	1,049,623
†Overseas Shipholding Group, Inc. Class A	5,002	14,456
Ovintiv, Inc.	13,095	664,047
†Par Pacific Holdings, Inc.	3,626	84,305
PBF Energy, Inc. Class A	7,775	317,064
PDC Energy, Inc.	6,279	398,591
†Peabody Energy Corp.	9,294	245,547
Permian Resources Corp.	17,052	160,289
Phillips 66	7,915	823,793
PHX Minerals, Inc.	655	2,548
Pioneer Natural Resources Co.	4,312	984,818
†PrimeEnergy Resources Corp.	202	17,548
Range Resources Corp.	17,978	449,810
Ranger Oil Corp. Class A	1,090	44,069
†REX American Resources Corp.	1,620	51,613
†SandRidge Energy, Inc.	3,035	51,686
Scorpio Tankers, Inc.	5,026	270,248
SFL Corp. Ltd.	10,126	93,362
†SilverBow Resources, Inc.	419	11,849
Sitio Royalties Corp.	1,684	48,573
SM Energy Co.	11,376	396,226
†Southwestern Energy Co.	51,776	302,890
†Talos Energy, Inc.	4,058	76,615
Targa Resources Corp.	11,454	841,869
†Teekay Corp.	3,211	14,578
†Teekay Tankers Ltd. Class A	2,248	69,261
Texas Pacific Land Corp.	263	616,532
Valero Energy Corp.	10,662	1,352,581
†W&T Offshore, Inc.	4,101	22,884
Williams Cos., Inc.	22,329	734,624
World Fuel Services Corp.	6,061	165,647
		46,716,390
Paper & Forest Products–0.10%
†Clearwater Paper Corp.	1,500	56,715
Glatfelter Corp.	3,242	9,013
Louisiana-Pacific Corp.	7,699	455,781
Mercer International, Inc.	4,679	54,463
†Resolute Forest Products, Inc.	6,285	135,693
Sylvamo Corp.	1,590	77,258
		788,923
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Personal Products–0.23%
†BellRing Brands, Inc.	6,545	$ 167,814
†Coty, Inc. Class A	28,705	245,715
Edgewell Personal Care Co.	3,074	118,472
†elf Beauty, Inc.	1,640	90,692
Estee Lauder Cos., Inc. Class A	2,305	571,893
†Herbalife Nutrition Ltd.	4,218	62,764
†Honest Co., Inc.	11,559	34,792
Inter Parfums, Inc.	1,441	139,085
Lifevantage Corp.	2,676	9,955
Medifast, Inc.	636	73,363
Natural Health Trends Corp.	462	1,571
†Nature's Sunshine Products, Inc.	909	7,563
Nu Skin Enterprises, Inc. Class A	3,625	152,830
†USANA Health Sciences, Inc.	1,458	77,565
		1,754,074
Pharmaceuticals–3.99%
†Amneal Pharmaceuticals, Inc.	8,114	16,147
†Amphastar Pharmaceuticals, Inc.	3,846	107,765
†ANI Pharmaceuticals, Inc.	935	37,615
Bristol-Myers Squibb Co.	40,273	2,897,642
†Cara Therapeutics, Inc.	1,547	16,615
†Catalent, Inc.	4,237	190,707
†Collegium Pharmaceutical, Inc.	1,508	34,986
†Corcept Therapeutics, Inc.	4,605	93,528
†Cymabay Therapeutics, Inc.	5,352	33,557
†Elanco Animal Health, Inc.	12,080	147,618
Eli Lilly & Co.	15,847	5,797,467
†Fulcrum Therapeutics, Inc.	3,143	22,881
†Harmony Biosciences Holdings, Inc.	2,848	156,925
†Innoviva, Inc.	8,244	109,233
†Intra-Cellular Therapies, Inc.	3,773	199,667
†Jazz Pharmaceuticals PLC	3,266	520,306
Johnson & Johnson	34,519	6,097,781
Merck & Co., Inc.	53,420	5,926,949
†Nektar Therapeutics	5,848	13,216
†NGM Biopharmaceuticals, Inc.	1,200	6,024
†Ocular Therapeutix, Inc.	4,300	12,083
†Ocuphire Pharma, Inc.	3,932	13,880
Organon & Co.	7,098	198,247
†Pacira BioSciences, Inc.	1,648	63,629
Perrigo Co. PLC	6,594	224,789
Pfizer, Inc.	118,890	6,091,924
Phibro Animal Health Corp. Class A	1,490	19,981

LVIP Dimensional U.S. Core Equity 2 Fund–28

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Pharmaceuticals (continued)
†Prestige Consumer Healthcare, Inc.	3,449	$ 215,907
†Processa Pharmaceuticals, Inc.	200	220
†Satsuma Pharmaceuticals, Inc.	1,809	1,628
†scPharmaceuticals, Inc.	2,003	14,362
SIGA Technologies, Inc.	4,189	30,831
†Supernus Pharmaceuticals, Inc.	4,014	143,179
†Taro Pharmaceutical Industries Ltd.	2,002	58,138
†Tarsus Pharmaceuticals, Inc.	625	9,163
Viatris, Inc.	29,225	325,274
Zoetis, Inc.	6,156	902,162
		30,752,026
Professional Services–1.08%
†ASGN, Inc.	3,282	267,417
Barrett Business Services, Inc.	764	71,266
BGSF, Inc.	458	7,017
Booz Allen Hamilton Holding Corp.	6,133	641,021
†CACI International, Inc. Class A	1,381	415,115
†CBIZ, Inc.	2,928	137,177
†Clarivate PLC	10,298	85,885
†CoStar Group, Inc.	4,230	326,894
CRA International, Inc.	465	56,930
†DLH Holdings Corp.	697	8,270
Dun & Bradstreet Holdings, Inc.	3,485	42,726
Equifax, Inc.	3,183	618,648
Exponent, Inc.	2,295	227,412
†First Advantage Corp.	2,721	35,373
†Forrester Research, Inc.	1,302	46,560
†Franklin Covey Co.	769	35,966
†FTI Consulting, Inc.	2,021	320,935
Heidrick & Struggles International, Inc.	1,738	48,612
HireQuest, Inc.	768	12,142
†Huron Consulting Group, Inc.	1,526	110,788
ICF International, Inc.	989	97,960
Insperity, Inc.	1,432	162,675
Jacobs Solutions, Inc.	2,662	319,626
KBR, Inc.	9,267	489,298
Kelly Services, Inc. Class A	2,914	49,247
Kforce, Inc.	1,861	102,039
Korn Ferry	3,509	177,626
Leidos Holdings, Inc.	4,371	459,785
ManpowerGroup, Inc.	3,592	298,890
†Mistras Group, Inc.	2,371	11,689
†RCM Technologies, Inc.	1,000	12,340
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Professional Services (continued)
Resources Connection, Inc.	3,042	$ 55,912
Robert Half International, Inc.	8,363	617,440
Science Applications International Corp.	4,049	449,156
†Sterling Check Corp.	3,447	53,325
TransUnion	4,978	282,501
†TriNet Group, Inc.	4,695	318,321
†TrueBlue, Inc.	2,836	55,529
Verisk Analytics, Inc.	4,606	812,590
†Willdan Group, Inc.	746	13,316
		8,355,419
Real Estate Management & Development–0.28%
†Anywhere Real Estate, Inc.	7,238	46,251
†CBRE Group, Inc. Class A	9,024	694,487
†CKX Lands, Inc.	100	995
†Cushman & Wakefield PLC	5,962	74,286
Douglas Elliman, Inc.	3,557	14,477
eXp World Holdings, Inc.	1,193	13,218
†Five Point Holdings LLC Class A	1,459	3,399
†Forestar Group, Inc.	2,282	35,166
†FRP Holdings, Inc.	1,191	64,147
†Howard Hughes Corp.	2,366	180,810
†Jones Lang LaSalle, Inc.	2,637	420,259
Kennedy-Wilson Holdings, Inc.	9,523	149,797
Marcus & Millichap, Inc.	2,435	83,886
†Maui Land & Pineapple Co., Inc.	1,011	9,524
Newmark Group, Inc. Class A	11,223	89,447
†Rafael Holdings, Inc. Class B	887	1,659
RE/MAX Holdings, Inc. Class A	1,472	27,438
†Redfin Corp.	1,750	7,420
RMR Group, Inc. Class A	1,499	42,347
St. Joe Co.	4,108	158,774
Stratus Properties, Inc.	394	7,600
†Tejon Ranch Co.	3,049	57,443
		2,182,830
Road & Rail–1.44%
AMERCO	933	56,157
ArcBest Corp.	1,859	130,204
†Avis Budget Group, Inc.	1,226	200,978
Covenant Logistics Group, Inc.	1,476	51,025
CSX Corp.	48,999	1,517,989
†Daseke, Inc.	9,269	52,741
Heartland Express, Inc.	5,586	85,689
†Hertz Global Holdings, Inc.	5,917	91,063
JB Hunt Transport Services, Inc.	5,339	930,908

LVIP Dimensional U.S. Core Equity 2 Fund–29

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Road & Rail (continued)
Knight-Swift Transportation Holdings, Inc.	9,538	$ 499,887
Landstar System, Inc.	2,710	441,459
†Lyft, Inc. Class A	2,279	25,115
Marten Transport Ltd.	5,929	117,276
Norfolk Southern Corp.	4,353	1,072,666
Old Dominion Freight Line, Inc.	3,300	936,474
†PAM Transportation Services, Inc.	2,728	70,655
†RXO, Inc.	4,881	83,953
Ryder System, Inc.	3,781	315,978
†Saia, Inc.	2,190	459,199
Schneider National, Inc. Class B	5,218	122,101
†U.S. Xpress Enterprises, Inc. Class A	5,221	9,450
†Uber Technologies, Inc.	2,905	71,841
U-Haul Holding Co.	8,397	461,667
Union Pacific Corp.	14,086	2,916,788
Universal Logistics Holdings, Inc.	2,167	72,464
Werner Enterprises, Inc.	4,045	162,852
†XPO Logistics, Inc.	4,881	162,489
		11,119,068
Semiconductors & Semiconductor Equipment–4.18%
†Advanced Micro Devices, Inc.	17,147	1,110,611
†Alpha & Omega Semiconductor Ltd.	978	27,942
†Ambarella, Inc.	1,741	143,162
Amkor Technology, Inc.	22,758	545,737
†Amtech Systems, Inc.	1,163	8,839
Analog Devices, Inc.	5,085	834,093
Applied Materials, Inc.	18,003	1,753,132
†Axcelis Technologies, Inc.	2,339	185,623
†AXT, Inc.	1,172	5,133
Broadcom, Inc.	7,840	4,383,579
†CEVA, Inc.	1,018	26,040
†Cirrus Logic, Inc.	4,655	346,704
†Cohu, Inc.	3,624	116,149
†Diodes, Inc.	2,424	184,563
†Enphase Energy, Inc.	2,236	592,451
Entegris, Inc.	4,330	284,005
†First Solar, Inc.	4,890	732,473
†FormFactor, Inc.	4,562	101,413
†GSI Technology, Inc.	1,975	3,417
†Ichor Holdings Ltd.	1,913	51,307
Intel Corp.	74,858	1,978,497
†inTEST Corp.	1,085	11,176
KLA Corp.	3,248	1,224,594
Kulicke & Soffa Industries, Inc.	3,275	144,952
Lam Research Corp.	3,251	1,366,395
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
†Lattice Semiconductor Corp.	3,059	$ 198,468
†MACOM Technology Solutions Holdings, Inc.	1,580	99,508
†Magnachip Semiconductor Corp.	1,402	13,165
Marvell Technology, Inc.	13,848	512,930
†MaxLinear, Inc.	3,221	109,353
Microchip Technology, Inc.	16,137	1,133,624
Micron Technology, Inc.	21,433	1,071,221
MKS Instruments, Inc.	2,121	179,712
Monolithic Power Systems, Inc.	551	194,839
NVE Corp.	375	24,281
NVIDIA Corp.	10,938	1,598,479
NXP Semiconductors NV	4,421	698,651
†ON Semiconductor Corp.	16,695	1,041,267
†Onto Innovation, Inc.	3,137	213,598
†PDF Solutions, Inc.	2,280	65,026
†Photronics, Inc.	4,937	83,090
Power Integrations, Inc.	2,937	210,642
†Qorvo, Inc.	4,976	451,025
QUALCOMM, Inc.	21,738	2,389,876
†Rambus, Inc.	6,528	233,833
†Semtech Corp.	2,840	81,480
†Silicon Laboratories, Inc.	1,942	263,471
Skyworks Solutions, Inc.	6,210	565,917
†SMART Global Holdings, Inc.	2,460	36,605
†SolarEdge Technologies, Inc.	763	216,135
†Synaptics, Inc.	2,171	206,592
Teradyne, Inc.	5,398	471,515
Texas Instruments, Inc.	19,692	3,253,512
†Ultra Clean Holdings, Inc.	2,077	68,853
Universal Display Corp.	1,230	132,889
†Veeco Instruments, Inc.	2,578	47,899
†Wolfspeed, Inc.	3,268	225,623
		32,255,066
Software–5.87%
A10 Networks, Inc.	2,287	38,033
†ACI Worldwide, Inc.	6,433	147,959
Adeia, Inc.	7,533	71,413
†Adobe, Inc.	7,296	2,455,323
†Agilysys, Inc.	934	73,917
†Alarm.com Holdings, Inc.	1,481	73,280
†Altair Engineering, Inc. Class A	800	36,376
American Software, Inc. Class A	1,038	15,238
†ANSYS, Inc.	1,313	317,208
†Appfolio, Inc. Class A	301	31,719
†Aspen Technology, Inc.	1,511	310,359
†Asure Software, Inc.	1,711	15,981
†Atlassian Corp. Class A	361	46,453
†Autodesk, Inc.	3,161	590,696

LVIP Dimensional U.S. Core Equity 2 Fund–30

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
Bentley Systems, Inc. Class B	1,454	$ 53,740
†Bill.com Holdings, Inc.	1,820	198,307
†Black Knight, Inc.	3,616	223,288
†Blackbaud, Inc.	2,993	176,168
†Box, Inc. Class A	5,884	183,169
†Cadence Design Systems, Inc.	1,601	257,185
†Cerence, Inc.	1,724	31,946
†Ceridian HCM Holding, Inc.	2,899	185,971
†Cognyte Software Ltd.	3,097	9,632
†CommVault Systems, Inc.	1,488	93,506
†Confluent, Inc. Class A	2,167	48,194
†Consensus Cloud Solutions, Inc.	1,160	62,362
†CoreCard Corp.	954	27,637
†Crowdstrike Holdings, Inc. Class A	228	24,006
†Datadog, Inc. Class A	238	17,493
Dell Technologies, Inc. Class C	6,255	251,576
†DocuSign, Inc.	339	18,787
Dolby Laboratories, Inc. Class A	2,941	207,458
†DoubleVerify Holdings, Inc.	853	18,732
†Dropbox, Inc. Class A	12,202	273,081
†Duck Creek Technologies, Inc.	2,868	34,559
†Dynatrace, Inc.	2,110	80,813
Ebix, Inc.	2,526	50,419
†eGain Corp.	796	7,188
†EngageSmart, Inc.	1,031	18,146
†Envestnet, Inc.	2,030	125,251
†Everbridge, Inc.	687	20,321
†Fair Isaac Corp.	766	458,512
†Fortinet, Inc.	5,632	275,349
Gen Digital, Inc.	12,649	271,068
†Guidewire Software, Inc.	2,663	166,597
†HubSpot, Inc.	157	45,393
InterDigital, Inc.	2,062	102,028
Intuit, Inc.	1,382	537,902
†Jamf Holding Corp.	1,616	34,421
†LiveRamp Holdings, Inc.	4,179	97,956
†Manhattan Associates, Inc.	3,299	400,499
Microsoft Corp.	124,027	29,744,155
†Model N, Inc.	1,142	46,320
†N-able, Inc.	2,262	23,253
†NCR Corp.	9,975	233,515
†Olo, Inc. Class A	5,124	32,025
†OneSpan, Inc.	2,510	28,087
Oracle Corp.	11,020	900,775
†Palantir Technologies, Inc. Class A	923	5,926
†Paycom Software, Inc.	1,219	378,268
†Paylocity Holding Corp.	708	137,536
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Procore Technologies, Inc.	600	$ 28,308
Progress Software Corp.	3,296	166,283
†PTC, Inc.	2,503	300,460
†Q2 Holdings, Inc.	156	4,192
†Qualtrics International, Inc. Class A	1,773	18,404
†Qualys, Inc.	1,575	176,762
†Rimini Street, Inc.	4,284	16,322
Roper Technologies, Inc.	980	423,448
†Salesforce, Inc.	7,099	941,256
Sapiens International Corp. NV	3,371	62,296
†SecureWorks Corp. Class A	2,259	14,435
†SentinelOne, Inc. Class A	2,255	32,900
†ServiceNow, Inc.	339	131,624
†ShotSpotter, Inc.	558	18,877
†Splunk, Inc.	1,375	118,374
†SPS Commerce, Inc.	816	104,799
†Sumo Logic, Inc.	2,553	20,679
†Synchronoss Technologies, Inc.	2,306	1,425
†Synopsys, Inc.	938	299,494
†Telos Corp.	3,621	18,431
†Teradata Corp.	7,049	237,269
†Trade Desk, Inc. Class A	1,794	80,425
†Tyler Technologies, Inc.	575	185,386
†Unity Software, Inc.	729	20,842
†Upland Software, Inc.	1,653	11,786
†Verint Systems, Inc.	3,097	112,359
†Veritone, Inc.	1,489	7,892
†Vertex, Inc. Class A	1,395	20,241
†VMware, Inc. Class A	1,626	199,608
†Workday, Inc. Class A	315	52,709
Xperi, Inc.	3,013	25,942
†Yext, Inc.	4,098	26,760
†Ziff Davis, Inc.	3,482	275,426
†Zoom Video Communications, Inc. Class A	3,207	217,242
†Zscaler, Inc.	476	53,264
		45,268,395
Specialty Retail–2.64%
Aaron's Co., Inc.	2,309	27,593
†Abercrombie & Fitch Co. Class A	6,902	158,125
Academy Sports & Outdoors, Inc.	3,312	174,012
Advance Auto Parts, Inc.	2,697	396,540
American Eagle Outfitters, Inc.	13,926	194,407
†America's Car-Mart, Inc.	473	34,179
Arko Corp.	4,300	37,238
†Asbury Automotive Group, Inc.	1,229	220,298

LVIP Dimensional U.S. Core Equity 2 Fund–31

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
†AutoNation, Inc.	7,273	$ 780,393
†AutoZone, Inc.	150	369,927
†Barnes & Noble Education, Inc.	4,091	7,159
Bath & Body Works, Inc.	2,245	94,604
Best Buy Co., Inc.	12,638	1,013,694
Big 5 Sporting Goods Corp.	952	8,406
†Boot Barn Holdings, Inc.	2,377	148,610
Buckle, Inc.	2,085	94,555
†Build-A-Bear Workshop, Inc.	1,134	27,035
†Burlington Stores, Inc.	1,526	309,412
Caleres, Inc.	3,166	70,538
Camping World Holdings, Inc. Class A	1,466	32,721
†CarMax, Inc.	5,513	335,687
Cato Corp. Class A	2,294	21,403
†Chico's FAS, Inc.	9,593	47,198
†Children's Place, Inc.	524	19,084
†Citi Trends, Inc.	1,474	39,031
†Conn's, Inc.	3,161	21,748
†Container Store Group, Inc.	7,273	31,347
Designer Brands, Inc. Class A	3,126	30,572
†Destination XL Group, Inc.	4,125	27,844
Dick's Sporting Goods, Inc.	4,473	538,057
†Five Below, Inc.	2,610	461,631
†Floor & Decor Holdings, Inc. Class A	5,297	368,830
Foot Locker, Inc.	8,253	311,881
†GameStop Corp. Class A	800	14,768
Gap, Inc.	12,803	144,418
†Genesco, Inc.	1,809	83,250
Group 1 Automotive, Inc.	1,309	236,104
Guess?, Inc.	7,264	150,292
Haverty Furniture Cos., Inc.	1,170	34,983
Hibbett, Inc.	1,132	77,225
Home Depot, Inc.	9,850	3,111,221
†J Jill, Inc.	987	24,478
JOANN, Inc.	3,062	8,727
†Leslie's, Inc.	2,355	28,755
Lithia Motors, Inc.	1,842	377,131
†LL Flooring Holdings, Inc.	2,511	14,112
Lowe's Cos., Inc.	4,621	920,688
†MarineMax, Inc.	1,791	55,915
Monro, Inc.	2,081	94,061
Murphy USA, Inc.	2,169	606,322
†National Vision Holdings, Inc.	3,754	145,505
†ODP Corp.	3,561	162,168
†O'Reilly Automotive, Inc.	488	411,887
Penske Automotive Group, Inc.	5,297	608,784
Rent-A-Center, Inc.	3,348	75,497
†RH	1,072	286,428
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
Ross Stores, Inc.	10,443	$ 1,212,119
†Sally Beauty Holdings, Inc.	4,190	52,459
Shoe Carnival, Inc.	2,018	48,250
Signet Jewelers Ltd.	4,587	311,916
†Sleep Number Corp.	1,810	47,024
Sonic Automotive, Inc. Class A	1,581	77,896
†Sportsman's Warehouse Holdings, Inc.	1,747	16,439
†Tile Shop Holdings, Inc.	4,218	18,475
†Tilly's, Inc. Class A	2,120	19,186
TJX Cos., Inc.	18,003	1,433,039
Tractor Supply Co.	5,149	1,158,370
†Ulta Beauty, Inc.	2,108	988,800
†Urban Outfitters, Inc.	6,503	155,096
†Victoria's Secret & Co.	1,964	70,272
Williams-Sonoma, Inc.	5,064	581,955
Winmark Corp.	203	47,873
†Zumiez, Inc.	1,585	34,458
		20,400,105
Technology Hardware, Storage & Peripherals–4.66%
Apple, Inc.	256,333	33,305,347
†Avid Technology, Inc.	1,312	34,886
†CPI Card Group, Inc.	137	4,943
Hewlett Packard Enterprise Co.	33,041	527,334
HP, Inc.	15,313	411,460
Immersion Corp.	1,963	13,800
†Intevac, Inc.	505	3,267
NetApp, Inc.	7,200	432,432
†One Stop Systems, Inc.	2,641	7,950
†Pure Storage, Inc. Class A	5,495	147,046
Seagate Technology Holdings PLC	7,588	399,205
†Stratasys Ltd.	3,678	43,621
†Super Micro Computer, Inc.	2,031	166,745
†Turtle Beach Corp.	601	4,309
†Western Digital Corp.	8,583	270,794
Xerox Holdings Corp.	13,402	195,669
		35,968,808
Textiles, Apparel & Luxury Goods–0.77%
†Allbirds, Inc. Class A	2,070	5,009
†Capri Holdings Ltd.	6,876	394,132
Carter's, Inc.	3,084	230,097
Columbia Sportswear Co.	3,905	342,000
†Crocs, Inc.	591	64,082
Culp, Inc.	857	3,934
†Deckers Outdoor Corp.	1,861	742,837
†Delta Apparel, Inc.	583	6,186
†Fossil Group, Inc.	4,356	18,774
†G-III Apparel Group Ltd.	5,065	69,441
Hanesbrands, Inc.	26,411	167,974

LVIP Dimensional U.S. Core Equity 2 Fund–32

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods (continued)
Kontoor Brands, Inc.	2,536	$ 101,415
†Lakeland Industries, Inc.	306	4,070
Levi Strauss & Co. Class A	3,482	54,041
†Lululemon Athletica, Inc.	1,296	415,213
Movado Group, Inc.	1,488	47,988
NIKE, Inc. Class B	10,968	1,283,366
Oxford Industries, Inc.	1,080	100,634
PVH Corp.	3,292	232,382
Ralph Lauren Corp.	1,882	198,871
Rocky Brands, Inc.	542	12,802
†Skechers USA, Inc. Class A	5,696	238,947
Steven Madden Ltd.	4,035	128,959
Superior Group of Cos., Inc.	478	4,809
Tapestry, Inc.	13,865	527,979
†Under Armour, Inc. Class A	5,454	55,413
†Under Armour, Inc. Class C	6,534	58,283
†Unifi, Inc.	1,589	13,681
†Vera Bradley, Inc.	4,817	21,821
VF Corp.	12,868	355,285
Wolverine World Wide, Inc.	4,245	46,398
		5,946,823
Thrifts & Mortgage Finance–0.36%
†Blue Foundry Bancorp	1,892	24,312
†Bridgewater Bancshares, Inc.	1,259	22,335
Capitol Federal Financial, Inc.	10,543	91,197
CF Bankshares, Inc.	455	9,637
†Columbia Financial, Inc.	5,791	125,201
Essent Group Ltd.	7,232	281,180
Federal Agricultural Mortgage Corp. Class C	746	84,082
†FFBW, Inc.	819	9,541
†First Seacoast Bancorp	959	9,197
FS Bancorp, Inc.	364	12,172
Hingham Institution For Savings The	65	17,937
Home Bancorp, Inc.	767	30,703
†HV Bancorp, Inc.	431	12,258
Kearny Financial Corp.	6,302	63,965
Luther Burbank Corp.	1,860	20,665
Merchants Bancorp	900	21,888
MGIC Investment Corp.	8,781	114,153
†Mr Cooper Group, Inc.	5,737	230,226
New York Community Bancorp, Inc.	40,190	345,634
†NMI Holdings, Inc. Class A	4,487	93,778
Northeast Community Bancorp, Inc.	1,217	18,158
Northfield Bancorp, Inc.	4,576	71,981
†Ocwen Financial Corp.	526	16,085
OP Bancorp	1,114	12,432
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Thrifts & Mortgage Finance (continued)
PennyMac Financial Services, Inc.	1,976	$ 111,960
†Pioneer Bancorp, Inc.	1,588	18,103
†Ponce Financial Group, Inc.	1,139	10,616
Provident Bancorp, Inc.	1,300	9,464
Provident Financial Services, Inc.	5,414	115,643
Radian Group, Inc.	2,793	53,263
Rocket Cos., Inc. Class A	3,907	27,349
†Security National Financial Corp. Class A	1,294	9,446
Southern Missouri Bancorp, Inc.	664	30,431
†Sterling Bancorp, Inc.	1,968	11,985
Territorial Bancorp, Inc.	299	7,179
TFS Financial Corp.	7,410	106,778
Timberland Bancorp, Inc.	400	13,652
TrustCo Bank Corp. NY	1,470	55,257
†Velocity Financial, Inc.	941	9,081
Walker & Dunlop, Inc.	2,190	171,871
Waterstone Financial, Inc.	2,626	45,272
Western New England Bancorp, Inc.	1,120	10,595
William Penn Bancorp, Inc.	914	11,078
WSFS Financial Corp.	4,769	216,226
		2,783,966
Tobacco–0.22%
Altria Group, Inc.	12,719	581,385
Philip Morris International, Inc.	9,405	951,880
Turning Point Brands, Inc.	703	15,206
Universal Corp.	1,492	78,793
Vector Group Ltd.	7,114	84,372
		1,711,636
Trading Companies & Distributors–1.05%
Air Lease Corp.	8,537	327,991
Alta Equipment Group, Inc.	1,479	19,508
Applied Industrial Technologies, Inc.	2,223	280,165
†Beacon Roofing Supply, Inc.	4,965	262,102
†BlueLinx Holdings, Inc.	383	27,235
Boise Cascade Co.	2,267	155,675
†Core & Main, Inc. Class A	1,770	34,179
†Distribution Solutions Group, Inc.	624	23,001
†DXP Enterprises, Inc.	1,412	38,901
†EVI Industries, Inc.	812	19,382
Fastenal Co.	16,174	765,354
GATX Corp.	2,433	258,725
Global Industrial Co.	2,361	55,554
†GMS, Inc.	2,996	149,201

LVIP Dimensional U.S. Core Equity 2 Fund–33

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Trading Companies & Distributors (continued)
H&E Equipment Services, Inc.	2,029	$ 92,117
Herc Holdings, Inc.	1,751	230,379
†Hudson Technologies, Inc.	2,788	28,214
Karat Packaging, Inc.	551	7,918
McGrath RentCorp	1,676	165,488
†MRC Global, Inc.	5,465	63,285
MSC Industrial Direct Co., Inc. Class A	3,057	249,757
†NOW, Inc.	6,498	82,525
Rush Enterprises, Inc. Class A	3,929	208,679
†SiteOne Landscape Supply, Inc.	2,352	275,937
Textainer Group Holdings Ltd.	3,468	107,543
†Titan Machinery, Inc.	1,745	69,329
†Transcat, Inc.	587	41,601
Triton International Ltd.	4,168	286,675
†United Rentals, Inc.	4,146	1,473,571
†Univar Solutions, Inc.	9,999	317,968
Veritiv Corp.	1,896	230,762
Watsco, Inc.	1,424	355,146
†WESCO International, Inc.	3,455	432,566
†Willis Lease Finance Corp.	616	36,350
WW Grainger, Inc.	1,618	900,012
		8,072,795
Water Utilities–0.18%
American States Water Co.	1,681	155,577
American Water Works Co., Inc.	3,453	526,306
Artesian Resources Corp. Class A	575	33,683
California Water Service Group	2,184	132,438
Consolidated Water Co. Ltd.	860	12,728
Essential Utilities, Inc.	6,714	320,459
Global Water Resources, Inc.	1,585	21,049
Middlesex Water Co.	968	76,153
†Pure Cycle Corp.	1,628	17,061
SJW Group	1,157	93,937
York Water Co.	500	22,490
		1,411,881
Wireless Telecommunication Services–0.21%
†Gogo, Inc.	2,191	32,339
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Wireless Telecommunication Services (continued)
Shenandoah Telecommunications Co.	3,690	$ 58,597
Spok Holdings, Inc.	803	6,577
Telephone & Data Systems, Inc.	6,032	63,276
†T-Mobile U.S., Inc.	10,122	1,417,080
†U.S. Cellular Corp.	2,733	56,983
		1,634,852
Total Common Stock (Cost $497,402,183)		768,183,522
PREFERRED STOCK–0.01%
•WESCO International, Inc. 10.63% (H15T5Y + 10.33%)	1,790	46,934
Total Preferred Stock (Cost $44,738)		46,934
RIGHTS–0.00%
=†Achillion Pharmaceuticals, Inc. CVR	22,444	32,095
=†Contra Abiomed, Inc.	626	638
=†Contra Aduro Biotech, Inc.	227	461
=†Contra Zagg, Inc. CVR	2,221	200
=†Contra Zogenix, Inc. CVR	3,717	2,528
=†Progenics Pharmaceuticals, Inc.	8,600	9,890
Total Rights (Cost $13,690)		45,812
WARRANT–0.00%
†Triumph Group, Inc. exp 12/19/23 exercise price USD 12.35	654	438
Total Warrant (Cost $0)		438

MONEY MARKET FUND–0.31%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 4.12%)	2,376,694	2,376,694
Total Money Market Fund (Cost $2,376,694)		2,376,694

TOTAL INVESTMENTS–99.93% (Cost $499,837,305)	770,653,400
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.07%	561,812
NET ASSETS APPLICABLE TO 46,601,501 SHARES OUTSTANDING–100.00%	$771,215,212
LVIP Dimensional U.S. Core Equity 2 Fund–34

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL U.S. CORE EQUITY 2 FUND STANDARD CLASS ($616,725,023 / 37,253,276 Shares)	$16.555
NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL U.S. CORE EQUITY 2 FUND SERVICE CLASS ($154,490,189 / 9,348,225 Shares)	$16.526
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$477,199,062
Distributable earnings/(accumulated loss)	294,016,150
TOTAL NET ASSETS	$771,215,212

† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
★ Includes $38,633 payable for fund shares redeemed, $38,854 other accrued expenses payable, $332,815 due to manager and affiliates and $31,755 payable for audit fee as of December 31, 2022.

Summary of Abbreviations:
CPI–Consumer Price Index
CVR–Contingent Value Rights
H15T5Y–U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year
IT–Information Technology
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 2 Fund–35

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends	$ 13,821,832
Foreign taxes withheld	(6,007)
13,815,825
EXPENSES:
Management fees	4,319,426
Distribution fees-Service Class	383,933
Shareholder servicing fees	237,649
Accounting and administration expenses	171,043
Professional fees	53,342
Pricing fees	31,143
Trustees’ fees and expenses	27,117
Custodian fees	21,369
Reports and statements to shareholders	9,021
Consulting fees	3,258
Other	20,529
5,277,830
Less:
Management fees waived	(877,612)
Total operating expenses	4,400,218
NET INVESTMENT INCOME	9,415,607
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	26,004,547
Foreign currencies	2
Net realized gain	26,004,549
Net change in unrealized appreciation (depreciation) of:
Investments	(165,291,174)
Foreign currencies	(10)
Net change in unrealized appreciation (depreciation)	(165,291,184)
NET REALIZED AND UNREALIZED LOSS	(139,286,635)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(129,871,028)
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 2 Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 9,415,607	$ 8,353,856
Net realized gain	26,004,549	40,749,939
Net change in unrealized appreciation (depreciation)	(165,291,184)	168,959,209
Net increase (decrease) in net assets resulting from operations	(129,871,028)	218,063,004
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(38,237,366)	(14,961,135)
Service Class	(8,850,460)	(2,788,001)
	(47,087,826)	(17,749,136)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	30,426,785	29,796,215
Service Class	32,286,951	34,009,299
Reinvestment of dividends and distributions:
Standard Class	38,237,366	14,961,135
Service Class	8,850,460	2,788,001
	109,801,562	81,554,650
Cost of shares redeemed:
Standard Class	(87,489,654)	(134,977,869)
Service Class	(21,872,251)	(27,629,939)
	(109,361,905)	(162,607,808)
Increase (decrease) in net assets derived from capital share transactions	439,657	(81,053,158)
NET INCREASE (DECREASE) IN NET ASSETS	(176,519,197)	119,260,710
NET ASSETS:
Beginning of year	947,734,409	828,473,699
End of year	$ 771,215,212	$ 947,734,409
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 2 Fund–36

LVIP Dimensional U.S. Core Equity 2 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional U.S. Core Equity 2 Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 20.506	$ 16.368	$ 14.366	$ 11.284	$ 12.636
Income (loss) from investment operations:
Net investment income[1]	0.215	0.183	0.176	0.176	0.158
Net realized and unrealized gain (loss)	(3.106)	4.348	2.022	3.073	(1.368)
Total from investment operations	(2.891)	4.531	2.198	3.249	(1.210)
Less dividends and distributions from:
Net investment income	(0.223)	(0.215)	(0.196)	(0.167)	(0.142)
Net realized gain	(0.837)	(0.178)	—	—	—
Total dividends and distributions	(1.060)	(0.393)	(0.196)	(0.167)	(0.142)
Net asset value, end of period	$ 16.555	$ 20.506	$ 16.368	$ 14.366	$ 11.284
Total return[2]	(13.91%)	27.77%	15.34%	28.82%	(9.64%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 616,725	$779,683	$701,744	$648,786	$509,361
Ratio of expenses to average net assets	0.49%	0.48%	0.49%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.60%	0.78%	0.79%	0.79%	0.79%
Ratio of net investment income to average net assets	1.20%	0.97%	1.29%	1.34%	1.23%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.09%	0.67%	0.99%	1.05%	0.94%
Portfolio turnover	8%	6%	12%	9%	6%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 2 Fund–37

LVIP Dimensional U.S. Core Equity 2 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional U.S. Core Equity 2 Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 20.476	$ 16.349	$ 14.355	$ 11.280	$ 12.634
Income (loss) from investment operations:
Net investment income[1]	0.169	0.136	0.142	0.143	0.126
Net realized and unrealized gain (loss)	(3.101)	4.338	2.013	3.070	(1.365)
Total from investment operations	(2.932)	4.474	2.155	3.213	(1.239)
Less dividends and distributions from:
Net investment income	(0.181)	(0.169)	(0.161)	(0.138)	(0.115)
Net realized gain	(0.837)	(0.178)	—	—	—
Total dividends and distributions	(1.018)	(0.347)	(0.161)	(0.138)	(0.115)
Net asset value, end of period	$ 16.526	$ 20.476	$ 16.349	$ 14.355	$ 11.280
Total return[2]	(14.12%)	27.46%	15.05%	28.51%	(9.86%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 154,490	$168,051	$126,730	$102,250	$ 56,993
Ratio of expenses to average net assets	0.74%	0.73%	0.74%	0.75%	0.75%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.85%	1.03%	1.04%	1.04%	1.04%
Ratio of net investment income to average net assets	0.95%	0.72%	1.04%	1.09%	0.98%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.84%	0.42%	0.74%	0.80%	0.69%
Portfolio turnover	8%	6%	12%	9%	6%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 2 Fund–38

LVIP Dimensional U.S. Core Equity 2 Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional U.S. Core Equity 2 Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP Dimensional U.S. Core Equity 2 Fund–39

LVIP Dimensional U.S. Core Equity 2 Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, effective May 1, 2022, LIAC receives a management fee at an annual rate of 0.42% of the Fund's average daily net assets.   Prior to May 1, 2022, the management fee was 0.72% of the Fund's average daily net assets.   Prior to May 1, 2022, LIAC had contractually agreed to waive a portion of its advisory fee. The waiver amount was 0.30% of the Fund’s average daily net assets.   The management fee is calculated daily and paid monthly.
Dimensional Fund Advisors LP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$58,618
Legal	10,638
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $0 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$279,674
Distribution fees payable to LFD	33,230
Printing and mailing fees payable to Lincoln Life	600
Shareholder servicing fees payable to Lincoln Life	19,311
LVIP Dimensional U.S. Core Equity 2 Fund–40

LVIP Dimensional U.S. Core Equity 2 Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$62,017,900
Sales	98,146,611
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$502,027,499
Aggregate unrealized appreciation of investments	$318,569,154
Aggregate unrealized depreciation of investments	(49,943,255)
Net unrealized appreciation of investments	$268,625,899
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$768,152,363	$—	$31,159	$768,183,522
Preferred Stock	46,934	—	—	46,934
Rights	—	—	45,812	45,812
Warrant	438	—	—	438
Money Market Fund	2,376,694	—	—	2,376,694
Total Investments	$770,576,429	$—	$76,971	$770,653,400
During the year ended December 31, 2022, there were no material transfers to or from Level 3 investments.
LVIP Dimensional U.S. Core Equity 2 Fund–41

LVIP Dimensional U.S. Core Equity 2 Fund
Notes to Financial Statements (continued)
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$9,319,792	$10,882,884
Long-term capital gains	37,768,034	6,866,252
Total	$47,087,826	$17,749,136
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 25,390,250
Other temporary differences	1
Net unrealized appreciation	268,625,899
Distributable earnings/(accumulated loss)	$294,016,150
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
At December 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	1,753,154	1,573,005
Service Class	1,818,517	1,789,457
Shares reinvested:
Standard Class	2,368,787	756,951
Service Class	551,033	141,409
	6,491,491	4,260,822
Shares redeemed:
Standard Class	(4,891,166)	(7,179,135)
Service Class	(1,228,658)	(1,475,113)
	(6,119,824)	(8,654,248)
Net increase (decrease)	371,667	(4,393,426)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Risk Factors
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2022. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
LVIP Dimensional U.S. Core Equity 2 Fund–42

LVIP Dimensional U.S. Core Equity 2 Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Dimensional U.S. Core Equity 2 Fund–43

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Dimensional U.S. Core Equity 2 Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Dimensional U.S. Core Equity 2 Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP Dimensional U.S. Core Equity 2 Fund–44

LVIP Dimensional U.S. Core Equity 2 Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC lowered its investment management fee effective April 30. 2022. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Dimensional U.S. Core Equity 2 Fund–45

LVIP Dimensional U.S. Core Equity 2 Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had lowered its investment management fee effective April 30, 2022 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Dimensional Fund Advisors LP (“Dimensional”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Dimensional under the subadvisory agreement. The Board reviewed the services provided by Dimensional, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of Dimensional. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Dimensional U.S. Core Equity 2 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Blend funds category and the Russell 3000 Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three- and five-year periods. The Board considered LIAC’s comments that underperformance as compared to the Morningstar peer group median and benchmark index was primarily attributable to the Fund’s value and small-cap bias. The Board concluded that the services provided by Dimensional were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedules, which include a breakpoint and considered that Dimensional’s subadvisory fees were reduced effective March 2021. The Board also reviewed the fees of comparable funds advised by Dimensional. The Board considered that LIAC compensates Dimensional from its fees and that the subadvisory fee schedules were negotiated between LIAC and Dimensional, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Dimensional’s estimated range of profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Dimensional as to any additional benefits it receives and noted that Dimensional may receive benefits associated with an increase in assets under management, including an enhanced ability to obtain better data about markets and strategy implementation, obtaining more favorable trade execution, increasing participation from brokers in implementing Dimensional’s proprietary trade processes and obtaining improved services from various service providers.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Dimensional U.S. Core Equity 2 Fund–46

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP Dimensional U.S. Core Equity 2 Fund–47

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP Dimensional U.S. Core Equity 2 Fund–48

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP Dimensional U.S. Core Equity 2 Fund–49

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP Dimensional U.S. Core Equity 2 Fund–50

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Dimensional U.S. Core Equity 2 Fund–51

LVIP Franklin Templeton Global Equity Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Franklin Templeton Global Equity Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Franklin Templeton Global Equity Managed Volatility Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Templeton Investment Council, LLC
Franklin Advisers, Inc.
Franklin Mutual Advisers, LLC
Schroder Investment Management North America Inc.
The Fund returned (12.06%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the MSCI World Index (net dividends)1, returned (18.14%).
For the 12 months ended December 31, 2022, global developed and emerging market equities collectively posted their worst annual loss since the 2008 global financial crisis. A combination of resilient consumer demand and persistent supply-chain disruptions contributed to higher inflation in many countries. This inflationary pressure led many of the world’s central banks to tighten monetary policy during the year, which hindered stocks and the outlook for economic growth. Russia’s invasion of Ukraine in February 2022 and the subsequent escalation of the war also increased investor uncertainty, as international sanctions on Russia disrupted global trade and commodity markets. Meanwhile, shifting public health policy in China added volatility to the global economy, as lockdowns during most of 2022 to quell the spread of COVID-19 slowed economic activity, while widespread protests late in the period led the government to relax its strict zero-COVID policy.
In the U.S., major indexes posted their worst calendar-year performance since 2008 as investors grappled with the U.S. Federal Reserve’s (Fed’s) “higher for longer” approach to rate hikes and concerns it could lead to a recession. The country’s gross domestic product (GDP) expanded in the third quarter, recovering from a slight contraction in the first half of the year when high inflation, supply constraints and record trade deficits weighed on economic output. Rising prices precipitated a notable decline in consumer confidence despite high spending levels, robust job growth and low unemployment. In an effort to control inflation, the Fed raised the federal funds target rate in March 2022 for the first time since 2018. It raised the federal funds rate again at its subsequent six meetings to end the period at a range of 4.25%–4.50%. Furthermore, the Fed said it would continue to reduce its bond holdings and anticipated additional interest-rate increases at future meetings to curtail inflation.
Economic growth in the eurozone accelerated sequentially in the first and second quarters of the year and decelerated to a slightly positive growth rate in the third quarter. The lifting of COVID-related restrictions in some European countries and the summer tourism season strengthened economies. However, the war in Ukraine disrupted supply chains, weakened the economic outlook and contributed to record high inflation across the eurozone, as energy prices soared. Electricity prices hit record highs in Germany and France as coal futures and natural gas prices climbed. Consequently, the European Central Bank raised interest rates in July 2022 for the first time in 11 years to curtail growing inflation and raised rates in three subsequent meetings. In this environment, European developed market equities retreated during the 12 months under review.
Asian developed and emerging market equities declined for the 12-month period. Growth in Japan remained slow, alternating between positive quarter-over-quarter GDP growth and contraction. China’s GDP contracted quarter-over-quarter in the second quarter as COVID-related restrictions in many major cities, including Shanghai, weakened consumer demand. However, the country’s GDP expanded in the third quarter as government policies and stimulus boosted economic activity. Investor concerns about the solvency of several large property developers in China further pressured stocks in that country.
Global emerging market stocks fell during the 12 months under review. Monetary policy tightening by many central banks, the threat of recession, and weakening demand for semiconductors in technology-heavy countries pressured stocks. Following Russia’s invasion of Ukraine, climbing food and energy prices kindled inflationary pressures and raised concerns over the possibility of government debt defaults in some countries. However, some emerging market economies, particularly in Latin America, as well as South Africa and Saudi Arabia, benefited from rising commodity prices.
The Fund performed significantly better than its benchmark for the year, driven by stock selection in the consumer discretionary and communication services sectors as well as an underweight and stock selection in the information technology sector and an overweight and stock selection in the energy sector.
Communication services returns were driven by the strong performance of U.S.-based wireless network operator T-Mobile US (TMUS). Following its merger with Sprint in April 2020, the company became the number-two wireless provider in the United States. Strong share price appreciation during the year was due to robust earnings and subscriber growth. In the longer term, we believe that, following its Sprint acquisition, TMUS has a network advantage in the US wireless industry given its superior spectrum assets. This gives TMUS the greatest industry capacity with superior speeds and lowest pricing that we believe will enable it to capture market share that is not fully reflected in the share price. The company is also benefiting from $70 billion in synergies brought on from its acquisition of Sprint, which we believe will drive profit margin expansion as well as strong growth in free cash flow that we believe will be returned to shareholders.
In energy, European integrated oil companies BP and TotalEnergies were top contributors for the year. While oil prices will undoubtedly fluctuate in the near term, we continue to believe our bullish energy thesis is viable. Low-cost oil supply is becoming increasingly scarce, and the global demand profile should be supported in the near term by the economic reopening of China (the world’s largest oil importer) and in the longer term by broader global development trends, not least of all in emerging markets. The capital discipline that has been instilled in formerly growth-oriented energy executives is also a source of significant shareholder value as we expect many of our energy holdings to generate their entire market capitalizations in cash over our investment horizon.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–1

LVIP Franklin Templeton Global Equity Managed Volatility Fund
2022 Annual Report Commentary (unaudited) (continued)
An underweight in the consumer staples sector and stock selection in the utilities and health care sectors detracted from relative performance for the year.
In health care, the shares of German medical devices firm Fresenius Medical Care declined after its management reported weak preliminary second-quarter figures and cut its full-year 2022 guidance, citing labor shortages and rising costs. Near-term volatility aside, we believe Fresenius has been trading near trough valuations on trough earnings and should benefit from improving revenues and profit margins as we move past the pandemic (which negatively impacted patient volumes). We continue to like Fresenius’s positioning in the dialysis market, where we believe the firm stands to benefit from its popular home dialysis offerings, changes in US Medicare laws, intelligent free cash flow allocation, and optionality around partial sales or potential takeovers.
Germany-based E.ON, one of the largest utilities in Europe, was the most significant utilities detractor. E.ON is a key player in the German power system, which is under severe pressure given its reliance on Russian natural gas to power homes, businesses and factories. In the longer term, after an extended period of corporate simplification, E.ON is now executing well on its strategy to accelerate growth in its German regulated asset base while at the same time funding 5%–10% dividend growth. In our view, strategy execution is strong, with net debt coming down and regulated return levels looking favorable.
By country, the largest contributors to relative performance were the United States, the United Kingdom and Japan. Stock selection in Switzerland and a lack of exposure to Australia detracted from relative performance for the year.
Monetary tightening impacts the real economy with a lag, and entering 2023, many leading economic indicators were pointing to a gathering deceleration in global growth. In broad terms, inflation remains high and labor markets tight, limiting central banks’ ability to ease into a potential downturn should the significantly weaker global housing market and rising cost of living begin to impact consumer confidence and spending. The market downturn in 2022 was generally orderly, with volatility remaining relatively subdued and the biggest drawdowns confined to the most extended parts of the cryptocurrency and fintech spheres. Within the broader market, the bulk of losses in 2022 were attributable to an approximately 20% compression in price-to-earnings multiples of global stocks; actual corporate earnings expectations have remained essentially unchanged from a year ago, raising concerns about further pressure if and when earnings forecasts are downgraded. Add to these considerations a host of difficult-to-forecast risks related to geopolitics, deglobalization and COVID uncertainty, and caution going into 2023 certainly seems warranted.
For the Franklin Mutual Global Discovery sleeve,  security selection in financials and consumer staples, as well as an underweight in real estate, contributed to relative performance during the year. Security selection and an overweight in communication services, and stock selection in materials and an overweight in information technology weighed on relative returns. Regionally, stock selection in the United Kingdom and an underweight in the United States bolstered relative results. Security selection in France and in Japan detracted.
UK-based global integrated oil company BP contributed to relative returns, as it delivered repeated, strong earnings reports driven by positive results in its refining, trading, and retail businesses, along with the benefit of higher commodity prices. Results at its gas business were also ahead of expectations. BP continues to pay down debt and use its excess cash to buy back shares, while also hiking its dividend 10%, and it continues to execute on transforming the company into an integrated energy company. Also, Canadian Natural Resources, an oil and gas company, bolstered relative performance during the period as rising oil prices supported the sector. The company further benefited from robust earnings and news it was raising its dividend significantly. Canadian Natural Resources generates significant amounts of excess free cash flow and is highly disciplined with its capital. Its carbon footprint also is improving faster than generally perceived. During the year, we sold the position given the strength in the share price. Energy infrastructure company Williams was a significant relative contributor, amid improving investor sentiment toward the energy sector. Greater appreciation of both continued growth prospects and the strong contribution Williams’ assets can make to decarbonization also benefited the company’s share price performance. Additionally, Williams stands to benefit from an expected increase in LNG exports from the United States as efforts to reduce Europe’s reliance on Russian gas take hold. Williams generates good free cash flow, financial results tend to be stable, and it is our opinion the reinvestment opportunities have been underappreciated.
Conversely, Charter Communications, a U.S.-based cable company, hampered relative results for the year. Its financial results showed weak broadband subscriber growth and the company announced in December that capital spending would be higher than previous forecasts over the next three years, reducing free cash flow. As a result, the company is unlikely to see meaningful revenue growth or operating expense savings to offset the higher capital spending. Over the longer term, we expect to see improved subscriber growth trends driving higher revenue and FCF growth. We anticipate Charter’s share price appreciation will depend on subscriber, revenue and EBITDA growth over the next few years. Also in the communication services sector, Walt Disney, a media and entertainment company, was a detractor in 2022, following disappointing quarterly results late in the year. The company saw higher losses at its direct-to-consumer (DTC) business and lower operating income at its theme parks. Disney believes losses have peaked in its DTC business, while its parks business saw higher expenses but also record high attendance and guest spending. Forward bookings continued to be strong. In November, following the earnings report, Disney announced that it would be bringing back Bob Iger as chief executive officer.  Western Digital, a hard drive and data storage company, was a relative detractor. The company’s near-term outlook was much weaker than analysts’ expectations in its latest quarter and order cuts in their consumer-focused businesses and weaker pricing are negatively impacting revenues and margins. We believe the tougher macroeconomic conditions will weigh on results over the next few quarters.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–2

LVIP Franklin Templeton Global Equity Managed Volatility Fund
2022 Annual Report Commentary (unaudited) (continued)
Stock selection and underweightings in the consumer discretionary and information technology sectors contributed to relative performance during the 12-month reporting period. A lack of exposure to the communication services sector also enhanced relative results. In contrast, security selection in the health care sector hampered relative returns, as did an underweighting in the energy sector and a lack of exposure to the utilities sector.
The Fund’s relative contributors for the 12-month period included Raytheon, Becton Dickinson and Company, and Honeywell. Shares of defense contractor Raytheon rallied during the reporting period, buoyed by growing US Department of Defense budgets, as well as additional demand for US-made defense systems to assist Ukraine in its war with Russia. We believe demand for Raytheon’s missile defense systems will continue, though there could be some pressure on its commercial air division if a recessionary environment were to emerge. Medical device manufacturer Becton Dickinson and Company was also a top contributor as the company reported third-quarter 2022 earnings that surpassed consensus expectations. Performance was especially strong in its BD medical division (which accounts for nearly half of the company’s overall revenue). Medication management solutions sales grew year-over-year as hospital census increases in the United States and Europe outweighed flat sales of Alaris infusion pumps under medical necessity allowances in the United States. In the industrials sector, shares of diversified technology and manufacturing company Honeywell surged late in the reporting period after the company reported upbeat third-quarter earnings and full-year 2022 guidance. Year-over-year sales increases were particularly pronounced in its building technologies and performance materials lines of business.
Notable detractors for the 12-month period included West Pharmaceutical Services, Accenture and Nike. Shares of drug packaging and delivery company West Pharmaceutical Services declined during the period as sales in its contract manufacturing business were softer in 2021. The company lowered its full-year 2022 guidance during the year as management noted decreasing demand for COVID-19 related products. We remain constructive on the company, however, given its potential to drive customers to higher-margin services and build out its international presence as emerging markets move toward more stringent pharmaceutical standards. Global information technology services giant Accenture detracted during the period after its shares posted a record high in late 2021. Technology stocks were pressured by concerns over rising interest rates during 2022, and later in the year, foreign exchange headwinds lowered earnings despite strong revenue growth and stable margins. While the market has been concerned with a possible peak in demand for digital transformation consulting as the pandemic ebbs, we are constructive on Accenture’s growth prospects, sales pipeline and cost-control efforts. Sportswear manufacturer Nike weighed on performance, pressured by supply-chain disruptions and production shortfalls, as well as softer market conditions in China. In June, Nike lowered its guidance amid margin pressures and uncertainty surrounding China. More recently, the company felt the combined impact of supply-chain issues and sharply rising inflation as inventories surged, driving markdowns that lowered earnings. We continue to believe that Nike’s strong brand and direct-to-consumer digital strategy will likely help it maintain market share and pricing advantages over an increasingly competitive field.
The Franklin DynaTech sleeve experienced broad-based weakness versus the Russell 1000® Growth Index2 in 2022, resulting in a wide underperformance gap of roughly 10 percentage points.
Most of the 2022 lag occurred among information technology (IT) holdings, which averaged roughly 53% of total assets, with IT services and software stocks delivering the worst results (in both relative and absolute terms) within the sector. Some of the biggest individual losses occurred in Shopify, Sea (sold by period-end), HubSpot, Atlassian, MongoDB and Roblox, all of which shed more than half of their equity value. To a much lesser extent, biotechnology and pharmaceuticals stocks were most detrimental in the health care sector. Additional pressure stemmed from a significant underweighting in industrials and near-zero exposures to both energy and consumer staples companies; all three sectors fared much better than the overall equity market in 2022, which included a huge energy rally.
On the upside, the sleeve’s small but overweighted stake in utilities was marginally beneficial. Stock selection in the materials sector also helped, but the positive impact was negligible. Across the rest of the sleeve,  the key contributors were restricted primarily to individual securities that helped reduce the degree of underperformance in other sectors, though results in the communication services sector were buoyed by the interactive media and services industry (due to underweighting), while in health care the sleeve’s health care equipment and supplies industry allocation was aided by both stock selection and overweighting. Among individual holdings, a few of the top contributors were completely sold during the year and thereby negated some of the steep downside that persisted on the index through year-end with Meta Platforms (Facebook), Netflix and PayPal Holdings. The rest were overweighted or off-benchmark investments that held up better than the index, led by Thermo Fisher Scientific, Inspire Medical Systems (which posted a rare gain for the year), Danaher, NextEra Energy, Synopsys and Analog Design Systems.
This Fund utilizes a volatility management overlay. Despite a difficult market environment with high equity and cross-asset volatility and repeated V-shaped markets, the risk management overlay of the Fund not only reduced Fund volatility meaningfully, but also had a positive impact on relative performance in 2022.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–3

LVIP Franklin Templeton Global Equity Managed Volatility Fund
2022 Annual Report Commentary (unaudited) (continued)
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Michael Hoppe
Alex Zeng
Templeton Investment Council, LLC:	Peter Nori
Heather Waddell
Matthew Nagle
Franklin Advisers, Inc:	Rupert Johnson, Jr.
Matthew Moberg
Nicholas Getaz
Matthew Quinlan
Amritha Kasturiangan
Nayan Sheth
Franklin Mutual Advisers, LLC:	Katrina S. Dudley
Timothy Rankin
Christian Correa
Schroder Investment Management
North America Inc:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class shares on 12/31/12. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,014. For comparison, look at how the MSCI World Index (net dividends) did over the same period. The same $10,000 investment would have increased to $23,358. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 12.06%
Five Years	+ 3.56%
Ten Years	+ 4.82%
Service Class Shares
One Year	- 12.28%
Five Years	+ 3.30%
Ten Years	+ 4.56%
1.The MSCI World Index (net dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
2. The Russell 1000® Growth Index measures the performance of those Russell 1000®companies with higher price-to-book ratios and higher forecasted growth values.

LVIP Franklin Templeton Global Equity Managed Volatility Fund–4

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,045.10	0.72%	$3.71
Service Class Shares	1,000.00	1,043.80	0.97%	5.00
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.60	0.72%	$3.67
Service Class Shares	1,000.00	1,020.40	0.97%	4.94

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Franklin Templeton Global Equity Managed Volatility Fund–5

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2022
Security Type/Country	Percentage of Net Assets
Common Stock	91.95%
Canada	1.18%
Denmark	0.01%
France	3.78%
Germany	4.81%
Ireland	3.09%
Israel	0.23%
Japan	4.95%
Netherlands	1.83%
New Zealand	0.00%
Republic of Korea	1.49%
Singapore	0.59%
Spain	0.11%
Switzerland	0.88%
Taiwan	0.71%
United Kingdom	7.26%
United States	60.92%
Uruguay	0.11%
Preferred Stocks	0.14%
Corporate Bonds	0.05%
Money Market Fund	7.18%
Short-Term Investments	0.13%
Total Investments	99.45%
Receivables and Other Assets Net of Liabilities	0.55%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	2.46%
Air Freight & Logistics	0.59%
Airlines	0.01%
Auto Components	0.76%
Automobiles	1.14%
Banks	6.21%
Beverages	0.59%
Biotechnology	1.63%
Building Products	0.99%
Capital Markets	0.80%
Chemicals	4.20%
Commercial Services & Supplies	1.49%
Communications Equipment	0.52%
Construction & Engineering	0.55%
Construction Materials	0.72%
Sector	Percentage of Net Assets
Consumer Finance	1.07%
Containers & Packaging	0.94%
Diversified Financial Services	0.20%
Diversified Telecommunication Services	1.41%
Electric Utilities	0.64%
Electrical Equipment	0.37%
Electronic Equipment, Instruments & Components	0.13%
Energy Equipment & Services	0.81%
Entertainment	0.94%
Equity Real Estate Investment Trusts	0.05%
Food & Staples Retailing	0.43%
Food Products	1.10%
Health Care Equipment & Supplies	5.12%
Health Care Providers & Services	5.06%
Health Care Technology	0.04%
Hotels, Restaurants & Leisure	2.46%
Household Durables	0.84%
Household Products	1.00%
Industrial Conglomerates	1.79%
Insurance	0.83%
Interactive Media & Services	1.09%
Internet & Direct Marketing Retail	0.53%
IT Services	4.72%
Life Sciences Tools & Services	1.72%
Machinery	2.03%
Media	1.18%
Metals & Mining	1.76%
Multiline Retail	0.53%
Multi-Utilities	0.65%
Oil, Gas & Consumable Fuels	5.36%
Personal Products	0.93%
Pharmaceuticals	3.66%
Professional Services	0.98%
Real Estate Management & Development	0.17%
Road & Rail	0.66%
Semiconductors & Semiconductor Equipment	4.99%
Software	6.92%
Specialty Retail	1.10%
Technology Hardware, Storage & Peripherals	1.26%
Textiles, Apparel & Luxury Goods	2.32%
Tobacco	0.18%
Trading Companies & Distributors	0.62%
Wireless Telecommunication Services	0.89%
Total	92.14%
LVIP Franklin Templeton Global Equity Managed Volatility Fund–6

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited) (continued)
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Microsoft Corp.	2.76%
UnitedHealth Group, Inc.	2.27%
BP PLC ADR	2.08%
TotalEnergies SE	1.68%
AbbVie, Inc.	1.53%
HCA Healthcare, Inc.	1.52%
Deutsche Telekom AG	1.41%
Wells Fargo & Co.	1.38%
General Dynamics Corp.	1.36%
Visa, Inc. Class A	1.33%
Total	17.32%

ADR–American Depositary Receipt
IT–Information Technology
LVIP Franklin Templeton Global Equity Managed Volatility Fund–7

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–91.95%
Canada–1.18%
Constellation Software, Inc.	121	$ 188,914
†Descartes Systems Group, Inc.	1,942	135,260
GFL Environmental, Inc.	306,000	8,944,380
†Shopify, Inc. Class A	10,954	380,316
Suncor Energy, Inc.	44,261	1,403,995
		11,052,865
Denmark–0.01%
†Ascendis Pharma AS ADR	485	59,233
†Genmab AS ADR	401	16,994
		76,227
France–3.78%
Airbus SE	13,451	1,598,534
Capgemini SE	9,135	1,524,966
Danone SA	33,506	1,765,707
Eiffage SA	44,706	4,398,879
Sanofi	46,062	4,429,745
TotalEnergies SE	250,328	15,716,058
Veolia Environnement SA	236,153	6,066,957
		35,500,846
Germany–4.81%
Bayer AG	119,564	6,184,983
Continental AG	93,568	5,606,947
Covestro AG	43,844	1,715,393
Deutsche Telekom AG	661,670	13,201,003
Fresenius Medical Care AG & Co. KGaA	116,282	3,805,170
Fresenius SE & Co. KGaA	65,891	1,851,491
Infineon Technologies AG	144,408	4,394,751
SAP SE	60,637	6,256,564
Siemens AG	14,835	2,058,698
		45,075,000
Ireland–3.09%
Accenture PLC Class A	30,920	8,250,693
†AerCap Holdings NV	37,313	2,176,094
CRH PLC	170,764	6,765,215
Medtronic PLC	151,344	11,762,455
		28,954,457
Israel–0.23%
†Check Point Software Technologies Ltd.	9,856	1,243,433
†Mobileye Global, Inc. Class A	648	22,719
†Tower Semiconductor Ltd.	21,678	936,490
		2,202,642
Japan–4.95%
Denso Corp.	30,138	1,500,929
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Hitachi Ltd.	149,300	$ 7,611,752
Honda Motor Co. Ltd.	295,300	6,822,231
Keyence Corp.	971	380,439
Komatsu Ltd.	161,800	3,545,693
Mitsubishi Electric Corp.	141,252	1,413,704
†Renesas Electronics Corp.	164,208	1,480,800
Sony Group Corp.	77,000	5,887,649
Sumitomo Metal Mining Co. Ltd.	200,200	7,125,375
Sumitomo Mitsui Financial Group, Inc.	264,500	10,673,514
		46,442,086
Netherlands–1.83%
†Adyen NV	971	1,339,171
†Argenx SE	1,456	542,852
ASM International NV	971	244,936
ASML Holding NV	3,642	1,989,989
†ING Groep NV	133,419	1,626,415
NN Group NV	42,246	1,725,680
NXP Semiconductors NV	30,813	4,869,378
SBM Offshore NV	309,865	4,862,646
		17,201,067
New Zealand–0.00%
†Xero Ltd.	242	11,578
		11,578
Republic of Korea–1.49%
Samsung Electronics Co. Ltd.	196,573	8,628,227
Samsung SDI Co. Ltd.	364	170,913
Shinhan Financial Group Co. Ltd.	185,173	5,155,121
		13,954,261
Singapore–0.59%
United Overseas Bank Ltd.	243,500	5,581,193
		5,581,193
Spain–0.11%
CaixaBank SA	268,194	1,054,188
		1,054,188
Switzerland–0.88%
Adecco Group AG	169,363	5,579,189
Lonza Group AG	971	475,813
Novartis AG ADR	24,213	2,196,603
		8,251,605
LVIP Franklin Templeton Global Equity Managed Volatility Fund–8

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Taiwan–0.71%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	89,100	$ 6,637,059
		6,637,059
United Kingdom–7.26%
AstraZeneca PLC	62,805	8,517,616
AstraZeneca PLC ADR	10,684	724,375
BP PLC	419,864	2,410,567
BP PLC ADR	559,519	19,543,999
British American Tobacco PLC	42,303	1,678,232
GSK PLC	112,571	1,956,469
†Haleon PLC	2,194,158	8,683,376
Informa PLC	51,184	383,402
†Linde PLC	30,572	9,972,544
Lloyds Banking Group PLC	11,026,496	6,053,373
nVent Electric PLC	54,500	2,096,615
Pentair PLC	21,825	981,689
Reckitt Benckiser Group PLC	18,056	1,256,029
Rio Tinto PLC	27,215	1,907,633
Willis Towers Watson PLC	7,818	1,912,126
		68,078,045
United States–60.92%
Abbott Laboratories	54,649	5,999,914
AbbVie, Inc.	88,593	14,317,515
Activision Blizzard, Inc.	23,291	1,782,926
†Adobe, Inc.	1,456	489,988
Air Products & Chemicals, Inc.	25,838	7,964,822
†Airbnb, Inc. Class A	2,410	206,055
Albemarle Corp.	19,502	4,229,204
†Alphabet, Inc. Class A	89,327	7,881,321
†Alphabet, Inc. Class C	3,891	345,248
†Amazon.com, Inc.	48,565	4,079,460
American Express Co.	65,064	9,613,206
Amphenol Corp. Class A	2,428	184,868
Analog Devices, Inc.	56,053	9,194,374
†ANSYS, Inc.	2,913	703,752
Apple, Inc.	16,470	2,139,947
†Array Technologies, Inc.	1,232	23,815
†Aspen Technology, Inc.	2,428	498,711
†Atlassian Corp. Class A	4,856	624,870
†Axon Enterprise, Inc.	3,156	523,675
Baker Hughes Co.	1,957	57,790
Bank of America Corp.	267,678	8,865,495
Becton Dickinson & Co.	26,431	6,721,403
BlackRock, Inc.	2,620	1,856,611
†Booking Holdings, Inc.	3,662	7,379,955
†Cadence Design Systems, Inc.	10,927	1,755,313
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
Capital One Financial Corp.	5,037	$ 468,240
Carlisle Cos., Inc.	12,176	2,869,274
†CBRE Group, Inc. Class A	20,161	1,551,591
†Charter Communications, Inc. Class A	5,434	1,842,669
Chevron Corp.	24,055	4,317,632
Cintas Corp.	11,187	5,052,273
†Cloudflare, Inc. Class A	2,428	109,770
Colgate-Palmolive Co.	39,993	3,151,048
Comcast Corp. Class A	251,176	8,783,625
Corteva, Inc.	14,569	856,366
†CoStar Group, Inc.	3,864	298,610
†Crowdstrike Holdings, Inc. Class A	3,642	383,466
Crown Castle, Inc.	485	65,785
Crown Holdings, Inc.	107,569	8,843,247
CVS Health Corp.	34,291	3,195,578
Danaher Corp.	13,483	3,578,658
†Datadog, Inc. Class A	7,284	535,374
†Deckers Outdoor Corp.	19,759	7,887,002
†Dexcom, Inc.	965	109,277
Donaldson Co., Inc.	27,025	1,590,962
Dover Corp.	27,611	3,738,806
DR Horton, Inc.	22,229	1,981,493
DuPont de Nemours, Inc.	141,406	9,704,694
†DXC Technology Co.	236,967	6,279,625
Ecolab, Inc.	20,096	2,925,174
†Edwards Lifesciences Corp.	2,388	178,169
Elevance Health, Inc.	3,163	1,622,524
Eli Lilly & Co.	1,092	399,497
†Enphase Energy, Inc.	2,585	684,922
Entegris, Inc.	4,856	318,505
EOG Resources, Inc.	22,769	2,949,041
Equifax, Inc.	16,957	3,295,763
Erie Indemnity Co. Class A	10,296	2,560,821
†Etsy, Inc.	483	57,854
Everest Re Group Ltd.	5,028	1,665,626
Exxon Mobil Corp.	23,560	2,598,668
†F5, Inc.	34,000	4,879,340
FactSet Research Systems, Inc.	485	194,587
Fastenal Co.	3,399	160,841
Fidelity National Information Services, Inc.	98,975	6,715,454
First Horizon Corp.	26,228	642,586
†Fiserv, Inc.	14,370	1,452,376
FMC Corp.	1,214	151,507
Freeport-McMoRan, Inc.	196,465	7,465,670
General Dynamics Corp.	51,352	12,740,945
General Motors Co.	39,607	1,332,379
†Gitlab, Inc. Class A	5,803	263,688

LVIP Franklin Templeton Global Equity Managed Volatility Fund–9

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
Global Payments, Inc.	14,787	$ 1,468,645
†Haemonetics Corp.	242	19,033
†Halozyme Therapeutics, Inc.	4,856	276,306
HCA Healthcare, Inc.	59,598	14,301,136
HEICO Corp.	2,428	373,038
Honeywell International, Inc.	33,064	7,085,615
Hubbell, Inc.	173	40,600
†HubSpot, Inc.	3,399	982,753
Humana, Inc.	2,896	1,483,302
†Hyatt Hotels Corp. Class A	69,143	6,253,984
†ICON PLC	22,600	4,390,050
†IDEXX Laboratories, Inc.	3,521	1,436,427
†Inspire Medical Systems, Inc.	3,885	978,554
†Insulet Corp.	1,699	500,169
Intel Corp.	2,428	64,172
Intuit, Inc.	5,099	1,984,633
†Intuitive Surgical, Inc.	4,839	1,284,029
Jack Henry & Associates, Inc.	607	106,565
†Jazz Pharmaceuticals PLC	971	154,690
JB Hunt Transport Services, Inc.	13,500	2,353,860
Johnson & Johnson	31,282	5,525,965
Johnson Controls International PLC	99,915	6,394,560
JPMorgan Chase & Co.	42,636	5,717,488
†Keysight Technologies, Inc.	2,671	456,928
KLA Corp.	2,428	915,429
Kraft Heinz Co.	50,442	2,053,494
Lam Research Corp.	2,428	1,020,488
†Lattice Semiconductor Corp.	2,473	160,448
Lowe's Cos., Inc.	27,025	5,384,461
Mastercard, Inc. Class A	8,256	2,870,859
McCormick & Co., Inc.	47,021	3,897,571
McDonald's Corp.	20,789	5,478,525
Merck & Co., Inc.	10,584	1,174,295
†Meta Platforms, Inc. Class A	13,809	1,661,775
MGM Resorts International	63,168	2,118,023
Micron Technology, Inc.	53,500	2,673,930
Microsoft Corp.	107,939	25,885,931
†Moderna, Inc.	242	43,468
†Monday.com Ltd.	3,125	381,250
Mondelez International, Inc. Class A	38,415	2,560,360
†MongoDB, Inc.	3,885	764,723
Monolithic Power Systems, Inc.	2,549	901,352
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
Moody's Corp.	485	$ 135,131
MSCI, Inc.	1,942	903,360
Nasdaq, Inc.	59,395	3,643,883
†NCR Corp.	148,626	3,479,335
New Fortress Energy, Inc.	485	20,574
NextEra Energy, Inc.	17,969	1,502,208
NIKE, Inc. Class B	44,349	5,189,276
Norfolk Southern Corp.	15,047	3,707,882
NVIDIA Corp.	19,426	2,838,916
†Oceaneering International, Inc.	1,169	20,446
†Palo Alto Networks, Inc.	5,099	711,514
Parker-Hannifin Corp.	7,157	2,082,687
†Paycom Software, Inc.	1,214	376,716
†Paylocity Holding Corp.	1,214	235,832
PepsiCo, Inc.	30,589	5,526,209
Pfizer, Inc.	53,679	2,750,512
†Procore Technologies, Inc.	4,856	229,106
Procter & Gamble Co.	32,569	4,936,158
Quanta Services, Inc.	5,099	726,607
Raytheon Technologies Corp.	77,425	7,813,731
†Repligen Corp.	4,856	822,169
Roper Technologies, Inc.	26,038	11,250,759
Ross Stores, Inc.	42,567	4,940,752
†Salesforce, Inc.	4,849	642,929
SBA Communications Corp.	1,456	408,131
Schlumberger Ltd.	49,267	2,633,814
†ServiceNow, Inc.	5,585	2,168,488
Sherwin-Williams Co.	7,771	1,844,291
†Shoals Technologies Group, Inc. Class A	1,456	35,920
†Snowflake, Inc. Class A	2,428	348,515
†SolarEdge Technologies, Inc.	242	68,551
Southern Co.	62,504	4,463,411
Starbucks Corp.	16,000	1,587,200
STERIS PLC	1,957	361,438
Stryker Corp.	37,409	9,146,126
†Synopsys, Inc.	6,070	1,938,090
Tapestry, Inc.	229,432	8,736,771
Target Corp.	33,658	5,016,388
†Tesla, Inc.	12,093	1,489,616
Texas Instruments, Inc.	44,459	7,345,516
Thermo Fisher Scientific, Inc.	4,856	2,674,151
†T-Mobile U.S., Inc.	59,541	8,335,740
Tradeweb Markets, Inc. Class A	12,141	788,315
†Tyler Technologies, Inc.	1,699	547,775
†Uber Technologies, Inc.	3,010	74,437
United Parcel Service, Inc. Class B	31,975	5,558,534

LVIP Franklin Templeton Global Equity Managed Volatility Fund–10

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
UnitedHealth Group, Inc.	40,198	$ 21,312,176
†Veeva Systems, Inc. Class A	2,430	392,153
Visa, Inc. Class A	60,130	12,492,609
Voya Financial, Inc.	30,696	1,887,497
Walmart, Inc.	28,411	4,028,396
†Walt Disney Co.	81,293	7,062,736
Wells Fargo & Co.	314,012	12,965,555
West Pharmaceutical Services, Inc.	17,324	4,077,203
†Western Digital Corp.	33,318	1,051,183
Westinghouse Air Brake Technologies Corp.	71,595	7,145,897
Williams Cos., Inc.	43,187	1,420,852
†Workday, Inc. Class A	4,856	812,554
WW Grainger, Inc.	6,237	3,469,331
Zimmer Biomet Holdings, Inc.	75,065	9,570,787
†ZoomInfo Technologies, Inc.	8,499	255,905
		571,472,868
Uruguay–0.11%
†Globant SA	1,214	204,146
†MercadoLibre, Inc.	971	821,699
		1,025,845
Total Common Stock (Cost $642,638,883)		862,571,832
PREFERRED STOCKS–0.14%
Germany–0.14%
Sartorius AG 0.35%	485	191,781
Volkswagen AG 6.01%	8,869	1,105,270
Total Preferred Stocks (Cost $1,590,171)		1,297,051

Principal Amount°
CORPORATE BONDS–0.05%
United States–0.05%
American Airlines, Inc. 11.75% 7/15/25	101,000	108,332
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
United States (continued)
Bausch Health Americas, Inc.
8.50% 1/31/27	177,000	$ 92,598
9.25% 4/1/26	334,000	233,800
Bausch Health Cos., Inc. 9.00% 12/15/25	15,000	11,837
Veritas U.S., Inc./Veritas Bermuda Ltd. 7.50% 9/1/25	84,000	57,852
Total Corporate Bonds (Cost $704,221)		504,419

	Number of Shares
MONEY MARKET FUND–7.18%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 4.12%)	67,346,975	67,346,975
Total Money Market Fund (Cost $67,346,975)		67,346,975

	Principal Amount°
SHORT-TERM INVESTMENTS–0.13%
U.S. TREASURY OBLIGATIONS–0.13%
U.S. Treasury Bills
≠0.01% 2/9/23	250,000	249,002
×≠0.01% 5/11/23	500,000	491,928
≠0.01% 6/22/23	500,000	489,302
		1,230,232
Total Short-Term Investments (Cost $1,230,500)		1,230,232

TOTAL INVESTMENTS–99.45% (Cost $713,510,750)	932,950,509
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.55%	5,125,008
NET ASSETS APPLICABLE TO 24,879,466 SHARES OUTSTANDING–100.00%	$938,075,517
LVIP Franklin Templeton Global Equity Managed Volatility Fund–11

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Net Assets (continued)
NET ASSET VALUE PER SHARE–LVIP FRANKLIN TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY FUND STANDARD CLASS ($78,905,394 / 2,092,604 Shares)	$37.707
NET ASSET VALUE PER SHARE–LVIP FRANKLIN TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY FUND SERVICE CLASS ($859,170,123 / 22,786,862 Shares)	$37.705
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$687,273,052
Distributable earnings/(accumulated loss)	250,802,465
TOTAL NET ASSETS	$938,075,517

Δ Securities have been classified by country of origin.
† Non-income producing.
° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
≠ The rate shown is the effective yield at the time of purchase.
× Fully or partially pledged as collateral for derivatives.
★ Includes $3,155,569 cash collateral held at broker for futures contracts, $576,346 variation margin due from broker on futures contracts, $2,561 payable for securities purchased, $597,583 payable for fund shares redeemed, $120,806 other accrued expenses payable and $724,901 due to manager and affiliates as of December 31, 2022.

The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2022:
Foreign Currency Exchange Contracts
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BOA	EUR	466,008	USD	(472,071)	1/9/23	$27,089	$ —
BOA	EUR	(104,018)	USD	106,398	1/9/23	—	(5,019)
BOA	GBP	(532,253)	USD	654,364	1/17/23	10,588	—
BOA	GBP	31,060	USD	(35,324)	1/17/23	2,245	—
BOA	GBP	(691)	USD	798	1/17/23	—	(37)
BOA	JPY	(177,266,167)	USD	1,285,222	2/17/23	—	(74,112)
BOA	JPY	6,110,326	USD	(45,876)	2/17/23	980	—
HSBC	EUR	148,966	USD	(146,496)	1/9/23	13,068	—
HSBC	EUR	(13,270)	USD	13,830	1/9/23	—	(384)
HSBC	GBP	150,953	USD	(165,545)	1/17/23	17,036	—
HSBC	KRW	(1,482,170,568)	USD	1,072,555	5/12/23	—	(109,733)
HSBC	KRW	63,321,768	USD	(50,013)	5/12/23	497	—
HSBC	KRW	32,588,400	USD	(26,029)	5/12/23	—	(34)
UBS	EUR	(5,288,062)	USD	5,170,177	1/9/23	—	(494,068)
UBS	EUR	81,988	USD	(87,277)	1/9/23	543	—
UBS	GBP	(2,853)	USD	3,309	1/17/23	—	(143)
UBS	GBP	6,634	USD	(7,847)	1/17/23	177	—
UBS	GBP	(66,573)	USD	81,296	1/17/23	773	—
UBS	JPY	(15,508,677)	USD	112,491	2/17/23	—	(6,434)
UBS	JPY	1,130,016	USD	(8,605)	2/17/23	61	—
Total Foreign Currency Exchange Contracts						$73,057	$(689,964)
LVIP Franklin Templeton Global Equity Managed Volatility Fund–12

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Net Assets (continued)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
(44)	British Pound	$ (3,323,100)	$ (3,345,173)	3/13/23	$ 22,073	$ —
(41)	Euro	(5,511,425)	(5,473,798)	3/13/23	—	(37,627)
(42)	Japanese Yen	(4,046,175)	(3,931,200)	3/13/23	—	(114,975)
					22,073	(152,602)
Equity Contracts:
(14)	E-mini MSCI Emerging Markets Index	(671,577)	(676,610)	3/17/23	5,033	—
(12)	E-mini Russell 2000 Index	(1,062,540)	(1,065,353)	3/17/23	2,813	—
(119)	E-mini S&P 500 Index	(22,972,951)	(23,035,137)	3/17/23	62,186	—
(27)	E-mini S&P MidCap 400 Index	(6,595,020)	(6,556,123)	3/17/23	—	(38,897)
(134)	Euro STOXX 50 Index	(5,429,213)	(5,493,663)	3/17/23	64,450	—
(37)	FTSE 100 Index	(3,339,628)	(3,315,703)	3/17/23	—	(23,925)
(21)	Nikkei 225 Index (OSE)	(4,173,118)	(4,293,201)	3/9/23	120,083	—
					254,565	(62,822)
Total Futures Contracts					$276,638	$(215,424)
The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022.

Summary of Abbreviations:
ADR–American Depositary Receipt
BOA–Bank of America
EUR–Euro
FTSE–Financial Times Stock Exchange
GBP–British Pound Sterling
HSBC–Hong Kong and Shanghai Banking Corporation
JPY–Japanese Yen
KRW–South Korean Won
MSCI–Morgan Stanley Capital International
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
USD–United States Dollar
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–13

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends	$ 19,467,487
Interest	1,249,642
Foreign taxes withheld	(1,036,471)
19,680,658
EXPENSES:
Management fees	6,479,540
Distribution fees-Service Class	2,301,739
Shareholder servicing fees	291,428
Accounting and administration expenses	268,459
Custodian fees	158,917
Professional fees	73,535
Trustees’ fees and expenses	33,292
Reports and statements to shareholders	23,763
Pricing fees	15,074
Consulting fees	3,980
Other	31,518
9,681,245
Less:
Management fees waived	(100,492)
Total operating expenses	9,580,753
NET INVESTMENT INCOME	10,099,905
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	41,294,613
Foreign currencies	(52,011)
Foreign currency exchange contracts	3,392,702
Futures contracts	(4,352,913)
Net realized gain	40,282,391
Net change in unrealized appreciation (depreciation) of:
Investments	(188,836,352)
Foreign currencies	(44,821)
Foreign currency exchange contracts	(1,097,426)
Futures contracts	(933,083)
Net change in unrealized appreciation (depreciation)	(190,911,682)
NET REALIZED AND UNREALIZED LOSS	(150,629,291)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(140,529,386)
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 10,099,905	$ 7,541,189
Net realized gain	40,282,391	115,245,115
Net change in unrealized appreciation (depreciation)	(190,911,682)	58,586,474
Net increase (decrease) in net assets resulting from operations	(140,529,386)	181,372,778
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(5,052,125)	(1,116,849)
Service Class	(53,333,896)	(9,558,523)
	(58,386,021)	(10,675,372)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	2,782,277	3,149,619
Service Class	32,940,595	30,283,128
Reinvestment of dividends and distributions:
Standard Class	5,052,125	1,116,849
Service Class	53,333,896	9,558,523
	94,108,893	44,108,119
Cost of shares redeemed:
Standard Class	(10,462,939)	(10,603,292)
Service Class	(116,559,900)	(149,300,104)
	(127,022,839)	(159,903,396)
Decrease in net assets derived from capital share transactions	(32,913,946)	(115,795,277)
NET INCREASE (DECREASE) IN NET ASSETS	(231,829,353)	54,902,129
NET ASSETS:
Beginning of year	1,169,904,870	1,115,002,741
End of year	$ 938,075,517	$1,169,904,870
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–14

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20 [1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 45.868	$ 39.545	$ 35.448	$ 32.180	$ 35.974
Income (loss) from investment operations:
Net investment income[2]	0.501	0.385	0.431	0.598	0.491
Net realized and unrealized gain (loss)	(6.164)	6.464	4.052	3.511	(3.779)
Total from investment operations	(5.663)	6.849	4.483	4.109	(3.288)
Less dividends and distributions from:
Net investment income	(0.624)	(0.526)	(0.386)	(0.636)	(0.506)
Net realized gain	(1.874)	—	—	(0.199)	—
Return of capital	—	—	—	(0.006)	—
Total dividends and distributions	(2.498)	(0.526)	(0.386)	(0.841)	(0.506)
Net asset value, end of period	$ 37.707	$ 45.868	$ 39.545	$ 35.448	$ 32.180
Total return[3]	(12.06%)	17.32%	12.66%	12.80%	(9.14%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 78,905	$ 98,213	$ 90,558	$ 84,909	$ 78,653
Ratio of expenses to average net assets	0.72%	0.71%	0.73%	0.74%	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.73%	0.72%	0.74%	0.74%	0.73%
Ratio of net investment income to average net assets	1.24%	0.88%	1.25%	1.76%	1.37%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.23%	0.87%	1.24%	1.76%	1.37%
Portfolio turnover	29%	27%	45%	29%	30%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–15

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20 [1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 45.861	$ 39.540	$ 35.451	$ 32.187	$ 35.975
Income (loss) from investment operations:
Net investment income[2]	0.399	0.275	0.344	0.512	0.401
Net realized and unrealized gain (loss)	(6.159)	6.457	4.041	3.507	(3.770)
Total from investment operations	(5.760)	6.732	4.385	4.019	(3.369)
Less dividends and distributions from:
Net investment income	(0.522)	(0.411)	(0.296)	(0.551)	(0.419)
Net realized gain	(1.874)	—	—	(0.199)	—
Return of capital	—	—	—	(0.005)	—
Total dividends and distributions	(2.396)	(0.411)	(0.296)	(0.755)	(0.419)
Net asset value, end of period	$ 37.705	$ 45.861	$ 39.540	$ 35.451	$ 32.187
Total return[3]	(12.28%)	17.03%	12.38%	12.51%	(9.37%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 859,170	$1,071,692	$1,024,444	$987,922	$882,097
Ratio of expenses to average net assets	0.97%	0.96%	0.98%	0.99%	0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.98%	0.97%	0.99%	0.99%	0.98%
Ratio of net investment income to average net assets	0.99%	0.63%	1.00%	1.51%	1.12%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.98%	0.62%	0.99%	1.51%	1.12%
Portfolio turnover	29%	27%	45%	29%	30%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–16

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Franklin Templeton Global Equity Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to provide long-term capital growth, which it seeks to achieve through a flexible policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the Fund may also be invested in debt obligations of companies and governments of any nation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–17

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2022, the value and cost of foreign currency held by the LVIP Franklin Templeton Global Equity Managed Volatility Fund is $56,261 and $56,005 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $2,909 for the year ended December 31, 2022. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $200 million of the Fund’s average daily net assets; 0.65% of the next $300 million; and 0.60% of the Fund’s average daily net assets in excess of $500 million.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.01% of the Fund's average daily net assets.   The management fee, net of waivers, is calculated daily and paid monthly.
Templeton Investment Counsel, LLC, Franklin Advisers, Inc., and Franklin Mutual Advisers, LLC (the “Sub-Advisers”) are each responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Advisers a fee based on their respective managed portion of the Fund’s average daily net assets.
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–18

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$71,986
Legal	13,034
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $13,234 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$515,995
Distribution fees payable to LFD	185,422
Shareholder servicing fees payable to Lincoln Life	23,484
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   For the year ended December 31, 2022, the Fund did not engage in any 17a-7 securities purchases or sales.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$268,009,775
Sales	352,443,359
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$717,270,740
Aggregate unrealized appreciation of investments and derivatives	$261,070,777
Aggregate unrealized depreciation of investments and derivatives	(45,298,271)
Net unrealized appreciation of investments and derivatives	$215,772,506
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–19

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Canada	$ 11,052,865	$ —	$—	$ 11,052,865
Denmark	76,227	—	—	76,227
France	35,500,846	—	—	35,500,846
Germany	45,075,000	—	—	45,075,000
Ireland	28,954,457	—	—	28,954,457
Israel	2,202,642	—	—	2,202,642
Japan	46,442,086	—	—	46,442,086
Netherlands	17,201,067	—	—	17,201,067
New Zealand	11,578	—	—	11,578
Republic of Korea	—	13,954,261	—	13,954,261
Singapore	5,581,193	—	—	5,581,193
Spain	1,054,188	—	—	1,054,188
Switzerland	8,251,605	—	—	8,251,605
Taiwan	6,637,059	—	—	6,637,059
United Kingdom	68,078,045	—	—	68,078,045
United States	571,472,868	—	—	571,472,868
Uruguay	1,025,845	—	—	1,025,845
Preferred Stocks	1,297,051	—	—	1,297,051
Corporate Bonds	—	504,419	—	504,419
Money Market Fund	67,346,975	—	—	67,346,975
Short-Term Investment	—	1,230,232	—	1,230,232
Total Investments	$917,261,597	$15,688,912	$—	$932,950,509
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$ —	$ 73,057	$—	$ 73,057
Futures Contracts	$ 276,638	$ —	$—	$ 276,638
Liabilities:
Foreign Currency Exchange Contracts	$ —	$(689,964)	$—	$(689,964)
Futures Contracts	$(215,424)	$ —	$—	$(215,424)
There were no Level 3 investments at the beginning or end of the year.
As a result of utilizing International fair value pricing at December 31, 2022, a portion of the Fund’s common stock and preferred stock investments was categorized as Level 2.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–20

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$12,287,266	$10,675,372
Long-term capital gains	46,098,755	—
Total	$58,386,021	$10,675,372
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 35,150,281
Other temporary differences	(120,322)
Net unrealized appreciation	215,772,506
Distributable earnings/(accumulated loss)	$250,802,465
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
At December 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	69,070	72,633
Service Class	815,466	694,639
Shares reinvested:
Standard Class	139,273	24,353
Service Class	1,474,610	208,549
	2,498,419	1,000,174
Shares redeemed:
Standard Class	(256,943)	(245,801)
Service Class	(2,871,650)	(3,443,849)
	(3,128,593)	(3,689,650)
Net decrease	(630,174)	(2,689,476)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–21

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2022, the Fund entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2022, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; to hedge currency risks associated with the Fund's investments and as a cash management tool.
Fair values of derivative instruments as of December 31, 2022 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$ 73,057	Receivables and other assets net of liabilities	$(689,964)
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	254,565	Receivables and other assets net of liabilities	(62,822)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	22,073	Receivables and other assets net of liabilities	(152,602)
Total		$349,695		$(905,388)
LVIP Franklin Templeton Global Equity Managed Volatility Fund–22

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ 3,392,702	$(1,097,426)
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(6,110,570)	(712,673)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	1,757,657	(220,410)
Total		$ (960,211)	$(2,030,509)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$3,161,333	$19,154,477
Futures contracts (average notional value)	17,571,855	119,741,012
At December 31, 2022, the Fund posted securities collateral (comprised of U.S. treasury securities) for certain open bilateral derivatives as follows:
Broker	Securities Collateral
UBS AG	$491,928
Total	$491,928
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–23

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
At December 31, 2022, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
Bank of America N.A.	$40,902	$ (79,168)	$ (38,266)
Hong Kong Shanghai Bank	30,601	(110,151)	(79,550)
UBS AG	1,554	(500,645)	(499,091)
Total	$73,057	$(689,964)	$(616,907)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure
Bank of America N.A.	$ (38,266)	$—	$—	$ —	$—	$ (38,266)
Hong Kong Shanghai Bank	(79,550)	—	—	—	—	(79,550)
UBS AG	(499,091)	—	—	491,928	—	(7,163)
Total	$(616,907)	$—	$—	$491,928	$—	$(124,979)
9. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–24

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–25

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Franklin Templeton Global Equity Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Franklin Templeton Global Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP Franklin Templeton Global Equity Managed Volatility Fund–26

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with the subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”), of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar, Broadridge and the applicable subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The remaining 80-100% of the Fund’s net assets is managed by a subadviser according to the investment mandate (the “Underlying Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of the Fund and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board considered complex-wide information provided by Broadridge that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information by Broadridge. The Board also considered an impact analysis provided by LIAC of the overlay cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–27

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Managed Volatility Sleeve to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LIAC management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s performance.
The Board considered that LIAC has delegated the day-to-day investment management of the Underlying Sleeve to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee for the Fund was equal to the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented a partial advisory fee waiver through April 30, 2023. The Board concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Managed Volatility Sleeve - Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA uses an affiliated investment adviser, SIMNA Ltd., as sub-subadviser, in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LIAC management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LIAC compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits they would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
Approved Underlying Sleeve - Subadvisory Agreements
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreements between LIAC and Templeton Investment Counsel, LLC, Franklin Advisers, Inc., and Franklin Mutual Advisers, LLC (together, the “Franklin Templeton Advisers”), each on behalf of the Fund, the Board considered the nature, extent and quality of services provided by the Franklin Templeton Advisers under each of the subadvisory
LVIP Franklin Templeton Global Equity Managed Volatility Fund–28

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approved Underlying Sleeve - Subadvisory Agreements (continued)
agreements. The Board reviewed the services provided, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of the Franklin Templeton Advisers. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the subadvisers manage the Underlying Sleeve. In its review of performance, the Board considered the total return, standard deviation, and Sharpe ratio data provided by Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar Global Large-Stock Blend funds category and the MSCI World Net Return USD Index. The Board concluded that the services provided by the Franklin Templeton Advisers were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedules, three of which contain breakpoints, and the fees charged by Franklin Templeton Advisers to other clients in similar strategies. The Board considered that LIAC compensates the Franklin Templeton Advisers from its fees and that the subadvisory fee schedules were negotiated between LIAC and the Franklin Templeton Advisers, which are unaffiliated with LIAC. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered that the subadvisory fee schedules were negotiated between LIAC and Franklin Templeton Advisers, which are unaffiliated with LIAC, and that LIAC compensates the Franklin Templeton Advisers from its fees. The Board reviewed materials provided by the Franklin Templeton Advisers as to any additional benefits they receive and noted their statement that they may receive reputational benefits from their association with LIAC, and considered that the Franklin Templeton Advisers may receive research and services with soft dollars related to brokerage commissions by the Fund that may be shared with advisory affiliates.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP Franklin Templeton Global Equity Managed Volatility Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP Franklin Templeton Global Equity Managed Volatility Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP Franklin Templeton Global Equity Managed Volatility Fund–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP Franklin Templeton Global Equity Managed Volatility Fund–33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Franklin Templeton Global Equity Managed Volatility Fund–34

LVIP Global Allocation Managed Risk Funds
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Global Allocation Managed Risk Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Global Allocation Managed Risk Funds
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Milliman Financial Risk Management LLC
The LVIP Global Conservative Allocation Managed Risk Fund returned (15.40)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its composite benchmark, the Conservative Blended Composite1, returned (14.70)% and its broad-based benchmark index, the Bloomberg U.S. Aggregate Bond Index2, returned (13.01)%.
The LVIP Global Moderate Allocation Managed Risk Fund returned (17.38)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its composite benchmark, the Moderate Blended Composite3, returned (15.69)% and its broad-based benchmark index, the Bloomberg U.S. Aggregate Bond Index, returned (13.01)%.
The LVIP Global Growth Allocation Managed Risk Fund returned (18.68)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its composite benchmark, the Growth Blended Composite4, returned (16.07)% and its broad-based benchmark index, the Russell 1000 Index5, returned (19.13)%.
2022 was a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates, and negative returns for most asset classes.
 There was a worldwide inflation surge from mid-2021 to 2022, driven by a rapid recovery of consumer demand amid widespread supply shortages. The effects of the Covid-19 pandemic continued to ease but still contributed to disruptions in global supply chains. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced persistent and structural increases climbing to levels not seen in four decades, with similarly high readings in most other countries. Furthermore, the abrupt Russian invasion of Ukraine exacerbated economic disruptions and supply shortages that added to inflationary pressures and market volatility.
 In order to combat high inflation, the U.S. Federal Reserve (“Fed”), along with other major central banks, had to take drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near-zero rate, the Fed hiked the Fed Funds rate by 4.25% in 2022, which was the fastest pace of rate hikes ever. Out of the five times rates hiked 75bps in the past 30 years, four took place in 2022.  Moreover, these rate hikes coincided with a reversal from quantitative easing to a period of quantitative tightening, which involved the Fed shrinking its $9 trillion balance sheet and reducing market liquidity. As a result, U.S. Treasury yields reversed their long-past-four-decade decline. The 10-year U.S. treasury yield rose sharply from 1.51% at the end of 2021 to 3.88% as of December 31, 2022. The yield spread between the 2-year and 10-year U.S. Treasury also closed the year at –55bps, marking the largest inversion seen since 1981. These dynamics resulted in U.S. fixed-income markets suffering the worst year in history. In 2022, for the first time ever, both the Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index6 posted double digit negative returns of 13.1% (-13.1%) and 12.5% (-12.5%), respectively, which were the worst yearly returns since the inception of those indices in the 1970s. However, despite much higher yields, credit spreads were generally resilient, especially in the second half of the year on the strength of healthy corporate fundamentals.
 After rising for three consecutive years, from the beginning of 2019 to year-end 2021, the S&P 500® Index (total return)7 doubled and Nasdaq Composite Index more than doubled. This remarkable bull market came to an end in 2022. While earnings growth was positive during the first three quarters of the year, financial conditions continued to tighten and equity market volatility, as indicated by the CBOE Market Volatility Index8, stayed elevated throughout the year. Sharply rising interest rates diminished the equity risk premium and compressed price multiples. During 2022, domestic equity markets entered the longest and one of the worst bear markets since the Global Financial Crisis of 2008. The S&P 500® Index (total return) returned (18.1%), and the Nasdaq Composite Index returned (32.4%). Wide dispersion in performance across investment styles and geographies continued throughout 2022. Value-oriented equities, known for their more defensive characteristics, outperformed growth-oriented equities across all market capitalizations.  Within the U.S., mega cap equities suffered the worst declines, followed by more economically sensitive small cap equities.  Developed international equity markets fared slightly better, outperforming domestic equity markets.  However, emerging market equities lagged all other geographies partly fueled by a slowdown in economic activity, highlighted by China’s zero-Covid policy that persisted through much of 2022.
 The LVIP Global Allocation Managed Risk Funds operate in a fund of funds structure and are designed to give broad exposure to global equities and fixed income securities by investing in a combination of actively managed, passive index and rules-based funds.
 The performance of the Funds and their underlying funds were impacted by varied market conditions during 2022, most notably the dispersion of returns between growth and value styles.  During 2022, equity allocations to value-oriented funds generally contributed positively to performance.  Conversely, equity allocations to domestic growth-oriented funds generally detracted as they underperformed their respective equity indexes within the composite benchmark for the year.   Within fixed income, allocations to short duration and treasury inflation protected securities contributed to Fund returns, however a majority of fixed income funds detracted from returns as they underperformed the fixed income index component of the Fund’s composite benchmark.
 Despite a difficult market environment with high equity and cross-asset volatility and repeated V-shaped markets, the risk management overlay not only reduced Fund volatility meaningfully, but also had a positive impact on relative performance for the LVIP Global Conservative Allocation Managed Risk Fund in 2022 and a negative impact on relative performance in 2022 for the LVIP Global Moderate Allocation Managed Risk and the LVIP Global Growth Allocation Managed Risk Funds.

LVIP Global Allocation Managed Risk Funds–1

LVIP Global Allocation Managed Risk Funds
2022 Annual Report Commentary (unaudited) (continued)
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma Michael Hoppe JayShearon Lu Fan
Milliman Financial Risk Management LLC:	Jeff Greco Adam Schenck Maria Schiopu
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
LVIP Global Conservative Allocation Managed Risk Fund
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Conservative Allocation Managed Risk Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,136 for the Standard Class shares and to $13,786 for the Service Class shares. For comparison, look at how the Conservative Blended Composite and Bloomberg U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $16,131 and $11,108, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 15.40%
Five Years	+ 1.39%
Ten Years	+ 3.52%
Service Class Shares
One Year	- 15.61%
Five Years	+ 1.14%
Ten Years	+ 3.26%

LVIP Global Allocation Managed Risk Funds–2

LVIP Global Allocation Managed Risk Funds
2022 Annual Report Commentary (unaudited) (continued)
LVIP Global Moderate Allocation Managed Risk Fund
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Moderate Allocation Managed Risk Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,187 for the Standard Class shares and to $13,837 for the Service Class shares. For comparison, look at how the Moderate Blended Composite and Bloomberg U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $18,433 and $11,108, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 17.38%
Five Years	+ 1.11%
Ten Years	+ 3.56%
Service Class Shares
One Year	- 17.58%
Five Years	+ 0.86%
Ten Years	+ 3.30%
LVIP Global Growth Allocation Managed Risk Fund
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Growth Allocation Managed Risk Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,439 for the Standard Class shares and to $14,082 for the Service Class shares. For comparison, look at how the Growth Blended Composite and Russell 1000 Index did over the same period. The same $10,000 investment would have increased to $19,645 and $32,110, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 18.68%
Five Years	+ 1.05%
Ten Years	+ 3.74%
Service Class Shares
One Year	- 18.88%
Five Years	+ 0.80%
Ten Years	+ 3.48%
1. The Conservative Blended Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (“LIAC”), the Fund’s adviser. The Conservative Blended Composite is constructed as follows: 60% Bloomberg U.S. Aggregate Bond Index, 21% Russell 1000®Index, 10% MSCI EAFE® NR Index, 6% Russell Midcap® Index, and 3% Russell 2000® Index.

LVIP Global Allocation Managed Risk Funds–3

LVIP Global Allocation Managed Risk Funds
2022 Annual Report Commentary (unaudited) (continued)
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3. The Moderate Blended Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Moderate Blended Composite is constructed as follows: 40% Bloomberg U.S. Aggregate Bond Index, 29% Russell 1000® Index, 15% MSCI EAFE® NR Index, 8% Russell Midcap® Index, 4% Russell 2000® Index, and 4% MSCI Emerging Markets NR Index.
4. The Growth Blended Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Growth Blended Composite is constructed as follows: 32% Russell 1000® Index, 30% Bloomberg U.S. Aggregate Bond Index, 20% MSCI EAFE® NR Index, 9% Russell Midcap® Index, 5% Russell 2000® Index, and 4% MSCI Emerging Markets NR Index.
5. The Russell 1000® Index measures the performance of the highest-ranking 1,000 stocks in the Russell 3000® Index, representing approximately 90% of the total market capitalization of that index.
6.The Bloomberg US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The US Treasury Index is a component of the US Aggregate, US Universal, Global Aggregate and Global Treasury Indices. The US Treasury Index has history back to January 1, 1973.
7. The S&P 500® Index broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
8. The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.
LVIP Global Allocation Managed Risk Funds–4

LVIP Global Allocation Managed Risk Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers in effect.
LVIP Global Conservative Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$984.70	0.30%	$1.50
Service Class Shares	1,000.00	983.40	0.55%	2.75
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.70	0.30%	$1.53
Service Class Shares	1,000.00	1,022.40	0.55%	2.80
LVIP Global Moderate Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$978.70	0.29%	$1.45
Service Class Shares	1,000.00	977.40	0.54%	2.69
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.80	0.29%	$1.48
Service Class Shares	1,000.00	1,022.50	0.54%	2.75

LVIP Global Allocation Managed Risk Funds–5

LVIP Global Allocation Managed Risk Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
LVIP Global Growth Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$979.40	0.29%	$1.45
Service Class Shares	1,000.00	978.20	0.54%	2.69
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.70	0.29%	$1.48
Service Class Shares	1,000.00	1,022.50	0.54%	2.75

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP Global Allocation Managed Risk Funds–6

LVIP Global Allocation Managed Risk Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
LVIP Global Conservative Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	95.04%
Investment Companies	95.04%
Equity Funds	27.62%
Fixed Income Funds	57.20%
Global Equity Fund	0.76%
Global Fixed Income Fund	0.68%
International Equity Funds	8.78%
Unaffiliated Investment	3.36%
Investment Company	3.36%
Money Market Fund	3.36%
Total Investments	98.40%
Receivables and Other Assets Net of Liabilities	1.60%
Total Net Assets	100.00%
LVIP Global Moderate Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	95.34%
Investment Companies	95.34%
Equity Funds	37.41%
Fixed Income Funds	38.21%
Global Equity Fund	1.19%
Global Fixed Income Fund	0.69%
International Equity Funds	17.84%
Unaffiliated Investment	3.12%
Investment Company	3.12%
Money Market Fund	3.12%
Total Investments	98.46%
Receivables and Other Assets Net of Liabilities	1.54%
Total Net Assets	100.00%
LVIP Global Growth Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	95.40%
Investment Companies	95.40%
Equity Funds	42.04%
Fixed Income Funds	28.58%
Global Equity Fund	1.29%
Global Fixed Income Fund	0.69%
International Equity Funds	22.80%
Unaffiliated Investment	3.09%
Investment Company	3.09%
Money Market Fund	3.09%
Total Investments	98.49%
Receivables and Other Assets Net of Liabilities	1.51%
Total Net Assets	100.00%

LVIP Global Allocation Managed Risk Funds–7

LVIP Global Conservative Allocation Managed Risk Fund
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–95.04%
INVESTMENT COMPANIES–95.04%
Equity Funds–27.62%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Channing Small Cap Value Fund	344,331	$ 3,282,855
LVIP Delaware Mid Cap Value Fund	398,636	15,880,450
LVIP MFS Value Fund	267,006	13,570,321
LVIP SSGA Large Cap 100 Fund	2,349,681	28,066,939
LVIP SSGA Mid-Cap Index Fund	1,412,421	16,110,071
LVIP SSGA Nasdaq-100 Index Fund	244,891	1,895,945
LVIP SSGA S&P 500 Index Fund	4,068,033	88,882,458
LVIP SSGA Small-Cap Index Fund	721,123	19,714,060
LVIP T. Rowe Price Growth Stock Fund	980,706	34,247,233
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	644,521	15,326,067
		236,976,399
Fixed Income Funds–57.20%
✧✧Lincoln Variable Insurance Products Trust-
LVIP BlackRock Inflation Protected Bond Fund	4,368,295	38,938,980
LVIP Delaware Bond Fund	16,324,141	186,584,928
LVIP JPMorgan High Yield Fund	2,514,629	22,981,198
LVIP PIMCO Low Duration Bond Fund	2,373,402	21,756,974
LVIP SSGA Bond Index Fund	3,384,129	33,069,715
LVIP SSGA Short-Term Bond Index Fund	580,253	5,619,748
LVIP Western Asset Core Bond Fund	22,008,771	181,814,456
		490,765,999
Global Equity Fund–0.76%
✧✧Lincoln Variable Insurance Products Trust– LVIP BlackRock Global Real Estate Fund	949,522	6,489,983
		6,489,983
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Global Fixed Income Fund–0.68%
✧✧Lincoln Variable Insurance Products Trust– LVIP Global Income Fund	632,188	$ 5,849,640
		5,849,640
International Equity Funds–8.78%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Loomis Sayles Global Growth Fund	697,653	7,958,819
LVIP MFS International Growth Fund	1,399,601	24,821,927
LVIP Mondrian International Value Fund	1,430,370	20,415,672
LVIP SSGA Developed International 150 Fund	1,203,890	8,494,648
LVIP SSGA International Index Fund	1,488,300	13,659,615
		75,350,681
Total Affiliated Investments (Cost $799,029,519)		815,432,702

UNAFFILIATED INVESTMENT–3.36%
INVESTMENT COMPANY–3.36%
Money Market Fund–3.36%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	28,849,824	28,849,824
Total Unaffiliated Investment (Cost $28,849,824)		28,849,824

TOTAL INVESTMENTS–98.40% (Cost $827,879,343)	844,282,526
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.60%	13,689,569
NET ASSETS APPLICABLE TO 76,737,821 SHARES OUTSTANDING–100.00%	$857,972,095

✧✧ Standard Class shares.
LVIP Global Allocation Managed Risk Funds–8

LVIP Global Conservative Allocation Managed Risk Fund
Schedule of Investments (continued)
The following futures contracts were outstanding at December 31, 2022:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
(51)	Australian Dollar	$ (3,482,535)	$ (3,451,384)	3/13/23	$ —	$ (31,151)
(102)	British Pound	(7,703,550)	(7,923,073)	3/13/23	219,523	—
(137)	Euro	(18,416,222)	(18,381,811)	3/13/23	—	(34,411)
(90)	Japanese Yen	(8,670,375)	(8,284,394)	3/13/23	—	(385,981)
(10)	Swedish Krona	(1,924,200)	(1,971,092)	3/13/23	46,892	—
					266,415	(451,543)
Equity Contracts:
(41)	E-mini MSCI Emerging Markets Index	(1,966,770)	(1,997,477)	3/17/23	30,707	—
(170)	E-mini Russell 2000 Index	(15,052,650)	(15,453,214)	3/17/23	400,564	—
(485)	E-mini S&P 500 Index	(93,629,250)	(96,339,569)	3/17/23	2,710,319	—
(134)	E-mini S&P MidCap 400 Index	(32,730,840)	(33,415,126)	3/17/23	684,286	—
(419)	Euro STOXX 50 Index	(16,976,419)	(17,674,033)	3/17/23	697,614	—
(85)	FTSE 100 Index	(7,672,118)	(7,681,933)	3/17/23	9,815	—
(84)	OMXS 30 Index	(1,643,799)	(1,713,741)	1/20/23	69,942	—
(27)	SPI 200 Index	(3,213,340)	(3,270,855)	3/16/23	57,515	—
(58)	TOPIX Index	(8,359,265)	(8,589,127)	3/9/23	229,862	—
					4,890,624	—
Total Futures Contracts					$5,157,039	$(451,543)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022. Only current day variation margin is reported on the Statements of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OMXS–Stockholm Stock Exchange
S&P–Standard & Poor’s
SPI–Swiss Performance Index
TOPIX–Tokyo Stock Price Index
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–9

LVIP Global Moderate Allocation Managed Risk Fund
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–95.34%
INVESTMENT COMPANIES–95.34%
Equity Funds–37.41%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Channing Small Cap Value Fund	2,678,857	$ 25,540,222
LVIP Delaware Mid Cap Value Fund	3,058,731	121,850,663
LVIP SSGA Large Cap 100 Fund	22,122,709	264,255,755
LVIP SSGA Mid-Cap Index Fund	8,007,478	91,333,296
LVIP SSGA Nasdaq-100 Index Fund	2,221,603	17,199,655
LVIP SSGA S&P 500 Index Fund	37,510,537	819,567,724
LVIP SSGA Small-Cap Index Fund	5,425,325	148,317,524
LVIP T. Rowe Price Growth Stock Fund	5,659,530	197,636,448
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	4,952,575	117,767,281
		1,803,468,568
Fixed Income Funds–38.21%
✧✧Lincoln Variable Insurance Products Trust-
LVIP BlackRock Inflation Protected Bond Fund	23,874,250	212,815,062
LVIP Delaware Bond Fund	50,800,910	580,654,405
LVIP JPMorgan High Yield Fund	10,791,676	98,625,123
LVIP PIMCO Low Duration Bond Fund	16,930,642	155,203,198
LVIP SSGA Bond Index Fund	20,618,535	201,484,322
LVIP SSGA Short-Term Bond Index Fund	2,853,634	27,637,446
LVIP Western Asset Core Bond Fund	68,480,984	565,721,412
		1,842,140,968
Global Equity Fund–1.19%
✧✧Lincoln Variable Insurance Products Trust– LVIP BlackRock Global Real Estate Fund	8,410,038	57,482,611
		57,482,611
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Global Fixed Income Fund–0.69%
✧✧Lincoln Variable Insurance Products Trust– LVIP Global Income Fund	3,582,906	$ 33,152,630
		33,152,630
International Equity Funds–17.84%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Loomis Sayles Global Growth Fund	7,910,457	90,242,493
LVIP MFS International Growth Fund	12,907,328	228,911,470
LVIP Mondrian International Value Fund	10,308,353	147,131,120
LVIP SSGA Developed International 150 Fund	18,012,745	127,097,932
LVIP SSGA Emerging Markets 100 Fund	5,522,246	38,042,753
LVIP SSGA Emerging Markets Equity Index Fund	13,648,369	129,959,766
LVIP SSGA International Index Fund	10,755,274	98,711,903
		860,097,437
Total Affiliated Investments (Cost $4,137,014,952)		4,596,342,214

UNAFFILIATED INVESTMENT–3.12%
INVESTMENT COMPANY–3.12%
Money Market Fund–3.12%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	150,435,551	150,435,551
Total Unaffiliated Investment (Cost $150,435,551)		150,435,551

TOTAL INVESTMENTS–98.46% (Cost $4,287,450,503)	4,746,777,765
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.54%	74,042,108
NET ASSETS APPLICABLE TO 415,028,538 SHARES OUTSTANDING–100.00%	$4,820,819,873

✧✧ Standard Class shares.
LVIP Global Allocation Managed Risk Funds–10

LVIP Global Moderate Allocation Managed Risk Fund
Schedule of Investments (continued)
The following futures contracts were outstanding at December 31, 2022:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
(303)	Australian Dollar	$ (20,690,355)	$ (20,476,976)	3/13/23	$ —	$ (213,379)
(620)	British Pound	(46,825,500)	(47,879,062)	3/13/23	1,053,562	—
(815)	Euro	(109,556,374)	(109,223,400)	3/13/23	—	(332,974)
(533)	Japanese Yen	(51,347,888)	(49,118,180)	3/13/23	—	(2,229,708)
(55)	Swedish Krona	(10,583,100)	(10,764,607)	3/13/23	181,507	—
					1,235,069	(2,776,061)
Equity Contracts:
(1,585)	E-mini MSCI Emerging Markets Index	(76,032,450)	(76,963,260)	3/17/23	930,810	—
(863)	E-mini Russell 2000 Index	(76,414,335)	(77,892,221)	3/17/23	1,477,886	—
(2,574)	E-mini S&P 500 Index	(496,910,700)	(508,639,351)	3/17/23	11,728,651	—
(666)	E-mini S&P MidCap 400 Index	(162,677,160)	(164,512,051)	3/17/23	1,834,891	—
(2,480)	Euro STOXX 50 Index	(100,480,953)	(103,556,584)	3/17/23	3,075,631	—
(500)	FTSE 100 Index	(45,130,107)	(44,955,483)	3/17/23	—	(174,624)
(515)	OMXS 30 Index	(10,078,056)	(10,396,906)	1/20/23	318,850	—
(161)	SPI 200 Index	(19,161,029)	(19,463,857)	3/16/23	302,828	—
(334)	TOPIX Index	(48,137,839)	(49,260,428)	3/9/23	1,122,589	—
					20,792,136	(174,624)
Total Futures Contracts					$22,027,205	$(2,950,685)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022. Only current day variation margin is reported on the Statements of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OMXS–Stockholm Stock Exchange
S&P–Standard & Poor’s
SPI–Swiss Performance Index
TOPIX–Tokyo Stock Price Index
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–11

LVIP Global Growth Allocation Managed Risk Fund
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–95.40%
INVESTMENT COMPANIES–95.40%
Equity Funds–42.04%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Channing Small Cap Value Fund	4,088,891	$ 38,983,489
LVIP Delaware Mid Cap Value Fund	2,958,422	117,854,639
LVIP SSGA Large Cap 100 Fund	26,689,505	318,806,139
LVIP SSGA Mid-Cap Index Fund	19,251,938	219,587,600
LVIP SSGA Nasdaq-100 Index Fund	4,731,149	36,628,552
LVIP SSGA S&P 500 Index Fund	53,401,775	1,166,775,388
LVIP SSGA Small-Cap Index Fund	8,248,188	225,488,973
LVIP T. Rowe Price Growth Stock Fund	6,359,769	222,089,508
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	4,785,491	113,794,179
		2,460,008,467
Fixed Income Funds–28.58%
✧✧Lincoln Variable Insurance Products Trust-
LVIP BlackRock Inflation Protected Bond Fund	11,741,670	104,665,250
LVIP Delaware Bond Fund	51,367,551	587,131,103
LVIP JPMorgan High Yield Fund	14,867,327	135,872,504
LVIP PIMCO Low Duration Bond Fund	15,500,095	142,089,372
LVIP SSGA Bond Index Fund	11,670,390	114,043,054
LVIP SSGA Short-Term Bond Index Fund	1,589,217	15,391,570
LVIP Western Asset Core Bond Fund	69,354,531	572,937,776
		1,672,130,629
Global Equity Fund–1.29%
✧✧Lincoln Variable Insurance Products Trust– LVIP BlackRock Global Real Estate Fund	11,053,215	75,548,724
		75,548,724
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Global Fixed Income Fund–0.69%
✧✧Lincoln Variable Insurance Products Trust– LVIP Global Income Fund	4,360,131	$ 40,344,296
		40,344,296
International Equity Funds–22.80%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Loomis Sayles Global Growth Fund	9,626,570	109,819,907
LVIP MFS International Growth Fund	17,364,050	307,951,418
LVIP Mondrian International Value Fund	13,275,577	189,482,312
LVIP SSGA Developed International 150 Fund	23,913,608	168,734,419
LVIP SSGA Emerging Markets 100 Fund	6,300,476	43,403,982
LVIP SSGA Emerging Markets Equity Index Fund	16,906,269	160,981,488
LVIP SSGA International Index Fund	38,558,791	353,892,586
		1,334,266,112
Total Affiliated Investments (Cost $4,911,338,034)		5,582,298,228

UNAFFILIATED INVESTMENT–3.09%
INVESTMENT COMPANY–3.09%
Money Market Fund–3.09%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	180,438,443	180,438,443
Total Unaffiliated Investment (Cost $180,438,443)		180,438,443

TOTAL INVESTMENTS–98.49% (Cost $5,091,776,477)	5,762,736,671
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.51%	88,581,625
NET ASSETS APPLICABLE TO 523,438,952 SHARES OUTSTANDING–100.00%	$5,851,318,296

✧✧ Standard Class shares.
LVIP Global Allocation Managed Risk Funds–12

LVIP Global Growth Allocation Managed Risk Fund
Schedule of Investments (continued)
The following futures contracts were outstanding at December 31, 2022:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
(418)	Australian Dollar	$ (28,543,130)	$ (28,235,582)	3/13/23	$ —	$ (307,548)
(809)	British Pound	(61,099,725)	(62,210,496)	3/13/23	1,110,771	—
(1,092)	Euro	(146,792,100)	(146,213,537)	3/13/23	—	(578,563)
(729)	Japanese Yen	(70,230,009)	(67,329,860)	3/13/23	—	(2,900,149)
(76)	Swedish Krona	(14,623,920)	(14,827,083)	3/13/23	203,163	—
					1,313,934	(3,786,260)
Equity Contracts:
(1,565)	E-mini MSCI Emerging Markets Index	(75,073,050)	(75,679,010)	3/17/23	605,960	—
(1,026)	E-mini Russell 2000 Index	(90,847,170)	(92,039,695)	3/17/23	1,192,525	—
(2,825)	E-mini S&P 500 Index	(545,366,250)	(555,660,331)	3/17/23	10,294,081	—
(740)	E-mini S&P MidCap 400 Index	(180,752,400)	(182,081,943)	3/17/23	1,329,543	—
(3,382)	Euro STOXX 50 Index	(137,026,848)	(140,130,879)	3/17/23	3,104,031	—
(692)	FTSE 100 Index	(62,460,068)	(62,013,384)	3/17/23	—	(446,684)
(710)	OMXS 30 Index	(13,894,019)	(14,233,436)	1/20/23	339,417	—
(222)	SPI 200 Index	(26,420,798)	(26,815,054)	3/16/23	394,256	—
(463)	TOPIX Index	(66,729,998)	(68,467,575)	3/9/23	1,737,577	—
					18,997,390	(446,684)
Total Futures Contracts					$20,311,324	$(4,232,944)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022. Only current day variation margin is reported on the Statements of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OMXS–Stockholm Stock Exchange
S&P–Standard & Poor’s
SPI–Swiss Performance Index
TOPIX–Tokyo Stock Price Index
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–13

LVIP Global Allocation Managed Risk Funds
Statements of Assets and Liabilities
December 31, 2022
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
ASSETS:
Affiliated investments, at value	$815,432,702	$4,596,342,214	$5,582,298,228
Unaffiliated investments, at value	28,849,824	150,435,551	180,438,443
Cash collateral held at broker for futures contracts	11,695,601	66,285,126	78,797,554
Variation margin due from broker on futures contracts	1,449,627	8,965,303	11,851,884
Receivable for securities sold	943,535	1,083,127	812,252
Dividends and interest receivable	86,088	503,384	637,956
Receivable for fund shares sold	41,700	91,518	23,304
Prepaid expenses	3,733	21,024	25,499
TOTAL ASSETS	858,502,810	4,823,727,247	5,854,885,120
LIABILITIES:
Due to manager and affiliates	367,172	2,098,497	2,575,609
Payable for fund shares redeemed	109,360	731,178	911,335
Payable for audit fee	27,435	—	—
Other accrued expenses payable	26,748	77,699	79,880
TOTAL LIABILITIES	530,715	2,907,374	3,566,824
TOTAL NET ASSETS	$857,972,095	$4,820,819,873	$5,851,318,296
Affiliated investments, at cost	$799,029,519	$4,137,014,952	$4,911,338,034
Unaffiliated investments, at cost	28,849,824	150,435,551	180,438,443
Standard Class:
Net Assets	$ 80,570,353	$ 181,278,057	$ 217,366,835
Shares Outstanding	7,204,274	15,601,926	19,446,399
Net Asset Value Per Share	$ 11.184	$ 11.619	$ 11.178
Service Class:
Net Assets	$777,401,742	$4,639,541,816	$5,633,951,461
Shares Outstanding	69,533,547	399,426,612	503,992,553
Net Asset Value Per Share	$ 11.180	$ 11.616	$ 11.179
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$901,850,616	$5,077,334,087	$6,201,300,097
Distributable earnings/(accumulated loss)	(43,878,521)	(256,514,214)	(349,981,801)
TOTAL NET ASSETS	$857,972,095	$4,820,819,873	$5,851,318,296
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–14

LVIP Global Allocation Managed Risk Funds
Statements of Operations
Year Ended December 31, 2022
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
INVESTMENT INCOME:
Dividends from affiliated investments	$ 23,001,733	$ 123,848,323	$ 143,541,510
Dividends from unaffiliated investments	193,340	447,048	58,125
	23,195,073	124,295,371	143,599,635
EXPENSES:
Management fees	2,394,213	13,515,294	16,464,936
Distribution fees-Service Class	2,181,069	13,018,054	15,881,575
Shareholder servicing fees	277,729	1,567,774	1,909,932
Accounting and administration expenses	145,660	530,748	633,216
Professional fees	51,269	144,438	164,669
Trustees’ fees and expenses	32,167	181,721	221,408
Custodian fees	23,456	59,625	69,841
Reports and statements to shareholders	19,771	59,978	68,549
Consulting fees	3,852	6,474	7,188
Pricing fees	1,383	1,437	1,432
Other	22,861	123,827	159,325
	5,153,430	29,209,370	35,582,071
Less:
Management fees waived	(95,768)	(810,918)	(658,597)
Total operating expenses	5,057,662	28,398,452	34,923,474
NET INVESTMENT INCOME	18,137,411	95,896,919	108,676,161
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(1,056,589)	53,563,645	99,517,802
Sale of unaffiliated investments	625,280	4,823,422	5,715,498
Distributions from affiliated investment companies	26,973,481	206,027,568	279,014,590
Foreign currencies	(175,031)	(1,622,575)	(2,420,351)
Futures contracts	(6,630,023)	(132,179,636)	(220,546,838)
Net realized gain	19,737,118	130,612,424	161,280,701
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(215,316,725)	(1,355,663,225)	(1,755,252,165)
Foreign currencies	47,231	253,372	165,104
Futures contracts	4,079,437	15,180,408	11,185,128
Net change in unrealized appreciation (depreciation)	(211,190,057)	(1,340,229,445)	(1,743,901,933)
NET REALIZED AND UNREALIZED LOSS	(191,452,939)	(1,209,617,021)	(1,582,621,232)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(173,315,528)	$(1,113,720,102)	$(1,473,945,071)
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–15

LVIP Global Allocation Managed Risk Funds
Statements of Changes in Net Assets
	LVIP Global Conservative Allocation Managed Risk Fund		LVIP Global Moderate Allocation Managed Risk Fund		LVIP Global Growth Allocation Managed Risk Fund
	Year Ended		Year Ended		Year Ended
	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 18,137,411	$ 16,860,262	$ 95,896,919	$ 93,427,556	$ 108,676,161	$ 108,186,225
Net realized gain	19,737,118	88,410,006	130,612,424	500,297,230	161,280,701	673,369,145
Net change in unrealized appreciation (depreciation)	(211,190,057)	(21,500,660)	(1,340,229,445)	68,822,222	(1,743,901,933)	174,599,227
Net increase (decrease) in net assets resulting from operations	(173,315,528)	83,769,608	(1,113,720,102)	662,547,008	(1,473,945,071)	956,154,597
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(8,374,066)	(5,685,706)	(20,348,096)	(15,857,527)	(25,834,482)	(21,116,428)
Service Class	(80,600,314)	(59,601,763)	(515,780,897)	(401,172,984)	(673,139,722)	(583,818,102)
Return of capital:
Standard Class	—	—	(439,896)	—	(436,635)	—
Service Class	—	—	(11,516,771)	—	(11,887,086)	—
	(88,974,380)	(65,287,469)	(548,085,660)	(417,030,511)	(711,297,925)	(604,934,530)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	18,970,831	6,852,380	21,578,385	18,827,702	18,409,331	17,995,637
Service Class	25,618,732	35,096,963	72,524,563	83,082,106	52,402,931	50,687,825
Reinvestment of dividends and distributions:
Standard Class	8,374,066	5,685,706	20,787,992	15,857,527	26,271,117	21,116,428
Service Class	80,600,314	59,601,763	527,297,668	401,172,984	685,026,808	583,818,102
	133,563,943	107,236,812	642,188,608	518,940,319	782,110,187	673,617,992
Cost of shares redeemed:
Standard Class	(21,017,467)	(7,821,130)	(39,386,896)	(34,101,167)	(24,723,852)	(26,277,930)
Service Class	(137,196,821)	(159,997,899)	(641,995,840)	(755,962,774)	(748,867,840)	(979,599,397)
	(158,214,288)	(167,819,029)	(681,382,736)	(790,063,941)	(773,591,692)	(1,005,877,327)
Increase (decrease) in net assets derived from capital share transactions	(24,650,345)	(60,582,217)	(39,194,128)	(271,123,622)	8,518,495	(332,259,335)
NET INCREASE (DECREASE) IN NET ASSETS	(286,940,253)	(42,100,078)	(1,700,999,890)	(25,607,125)	(2,176,724,501)	18,960,732
NET ASSETS:
Beginning of year	1,144,912,348	1,187,012,426	6,521,819,763	6,547,426,888	8,028,042,797	8,009,082,065
End of year	$ 857,972,095	$1,144,912,348	$ 4,820,819,873	$6,521,819,763	$ 5,851,318,296	$ 8,028,042,797
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–16

LVIP Global Conservative Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 14.716	$ 14.510	$ 14.113	$ 13.097	$ 14.301
Income (loss) from investment operations:
Net investment income[1]	0.270	0.251	0.222	0.297	0.324
Net realized and unrealized gain (loss)	(2.543)	0.854	0.758	1.651	(0.950)
Total from investment operations	(2.273)	1.105	0.980	1.948	(0.626)
Less dividends and distributions from:
Net investment income	(0.324)	(0.527)	(0.307)	(0.366)	(0.367)
Net realized gain	(0.935)	(0.372)	(0.276)	(0.566)	(0.211)
Total dividends and distributions	(1.259)	(0.899)	(0.583)	(0.932)	(0.578)
Net asset value, end of period	$ 11.184	$ 14.716	$ 14.510	$ 14.113	$ 13.097
Total return[2]	(15.40%)	7.63%	7.07%	15.01%	(4.45%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 80,570	$97,521	$91,578	$ 88,187	$ 78,617
Ratio of expenses to average net assets[3]	0.30%	0.29%	0.30%	0.31%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.31%	0.30%	0.31%	0.31%	0.30%
Ratio of net investment income to average net assets	2.12%	1.67%	1.60%	2.10%	2.29%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.11%	1.66%	1.59%	2.10%	2.29%
Portfolio turnover	16%	17%	26%	18%	26%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–17

LVIP Global Conservative Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 14.710	$ 14.504	$ 14.108	$ 13.094	$ 14.294
Income (loss) from investment operations:
Net investment income[1]	0.239	0.213	0.187	0.261	0.288
Net realized and unrealized gain (loss)	(2.542)	0.853	0.755	1.649	(0.948)
Total from investment operations	(2.303)	1.066	0.942	1.910	(0.660)
Less dividends and distributions from:
Net investment income	(0.292)	(0.488)	(0.270)	(0.330)	(0.329)
Net realized gain	(0.935)	(0.372)	(0.276)	(0.566)	(0.211)
Total dividends and distributions	(1.227)	(0.860)	(0.546)	(0.896)	(0.540)
Net asset value, end of period	$ 11.180	$ 14.710	$ 14.504	$ 14.108	$ 13.094
Total return[2]	(15.61%)	7.37%	6.81%	14.72%	(4.69%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 777,402	$1,047,392	$1,095,434	$1,137,454	$1,098,660
Ratio of expenses to average net assets[3]	0.55%	0.54%	0.55%	0.56%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.56%	0.55%	0.56%	0.56%	0.55%
Ratio of net investment income to average net assets	1.87%	1.42%	1.35%	1.85%	2.04%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.86%	1.41%	1.34%	1.85%	2.04%
Portfolio turnover	16%	17%	26%	18%	26%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–18

LVIP Global Moderate Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Moderate Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 15.824	$ 15.264	$ 14.876	$ 13.850	$ 15.105
Income (loss) from investment operations:
Net investment income[1]	0.272	0.266	0.212	0.288	0.310
Net realized and unrealized gain (loss)	(3.026)	1.377	0.680	1.761	(1.128)
Total from investment operations	(2.754)	1.643	0.892	2.049	(0.818)
Less dividends and distributions from:
Net investment income	(0.310)	(0.491)	(0.308)	(0.347)	(0.370)
Net realized gain	(1.111)	(0.592)	(0.196)	(0.676)	(0.067)
Return of capital	(0.030)	—	—	—	—
Total dividends and distributions	(1.451)	(1.083)	(0.504)	(1.023)	(0.437)
Net asset value, end of period	$ 11.619	$ 15.824	$ 15.264	$ 14.876	$ 13.850
Total return[2]	(17.38%)	10.82%	6.10%	15.02%	(5.43%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 181,278	$239,240	$230,183	$231,407	$206,919
Ratio of expenses to average net assets[3]	0.28%	0.28%	0.29%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	2.02%	1.66%	1.46%	1.96%	2.06%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.00%	1.64%	1.45%	1.96%	2.06%
Portfolio turnover	19%	15%	25%	19%	24%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–19

LVIP Global Moderate Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Moderate Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 15.818	$ 15.259	$ 14.872	$ 13.848	$ 15.100
Income (loss) from investment operations:
Net investment income[1]	0.238	0.226	0.176	0.251	0.272
Net realized and unrealized gain (loss)	(3.022)	1.375	0.677	1.759	(1.125)
Total from investment operations	(2.784)	1.601	0.853	2.010	(0.853)
Less dividends and distributions from:
Net investment income	(0.277)	(0.450)	(0.270)	(0.310)	(0.332)
Net realized gain	(1.111)	(0.592)	(0.196)	(0.676)	(0.067)
Return of capital	(0.030)	—	—	—	—
Total dividends and distributions	(1.418)	(1.042)	(0.466)	(0.986)	(0.399)
Net asset value, end of period	$ 11.616	$ 15.818	$ 15.259	$ 14.872	$ 13.848
Total return[2]	(17.58%)	10.54%	5.83%	14.73%	(5.67%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,639,542	$6,282,579	$6,317,244	$6,612,145	$6,314,626
Ratio of expenses to average net assets[3]	0.53%	0.53%	0.54%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	1.77%	1.41%	1.21%	1.71%	1.81%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.75%	1.39%	1.20%	1.71%	1.81%
Portfolio turnover	19%	15%	25%	19%	24%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–20

LVIP Global Growth Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Growth Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 15.603	$ 14.964	$ 14.561	$ 13.467	$ 14.765
Income (loss) from investment operations:
Net investment income[1]	0.248	0.250	0.210	0.275	0.288
Net realized and unrealized gain (loss)	(3.169)	1.648	0.632	1.826	(1.224)
Total from investment operations	(2.921)	1.898	0.842	2.101	(0.936)
Less dividends and distributions from:
Net investment income	(0.284)	(0.491)	(0.317)	(0.331)	(0.362)
Net realized gain	(1.195)	(0.768)	(0.122)	(0.676)	—
Return of capital	(0.025)	—	—	—	—
Total dividends and distributions	(1.504)	(1.259)	(0.439)	(1.007)	(0.362)
Net asset value, end of period	$ 11.178	$ 15.603	$ 14.964	$ 14.561	$ 13.467
Total return[2]	(18.68%)	12.77%	5.86%	15.86%	(6.33%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 217,367	$274,559	$251,167	$244,405	$215,402
Ratio of expenses to average net assets[3]	0.29%	0.28%	0.29%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.29%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	1.89%	1.58%	1.49%	1.91%	1.96%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.88%	1.57%	1.48%	1.91%	1.96%
Portfolio turnover	19%	15%	24%	17%	22%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–21

LVIP Global Growth Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Growth Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 15.602	$ 14.964	$ 14.562	$ 13.470	$ 14.763
Income (loss) from investment operations:
Net investment income[1]	0.215	0.210	0.174	0.239	0.251
Net realized and unrealized gain (loss)	(3.168)	1.646	0.630	1.823	(1.220)
Total from investment operations	(2.953)	1.856	0.804	2.062	(0.969)
Less dividends and distributions from:
Net investment income	(0.250)	(0.450)	(0.280)	(0.294)	(0.324)
Net realized gain	(1.195)	(0.768)	(0.122)	(0.676)	—
Return of capital	(0.025)	—	—	—	—
Total dividends and distributions	(1.470)	(1.218)	(0.402)	(0.970)	(0.324)
Net asset value, end of period	$ 11.179	$ 15.602	$ 14.964	$ 14.562	$ 13.470
Total return[2]	(18.88%)	12.49%	5.59%	15.56%	(6.56%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,633,951	$7,753,483	$7,757,915	$8,302,212	$7,976,326
Ratio of expenses to average net assets[3]	0.54%	0.53%	0.54%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.55%	0.54%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	1.64%	1.33%	1.24%	1.66%	1.71%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.63%	1.32%	1.23%	1.66%	1.71%
Portfolio turnover	19%	15%	24%	17%	22%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds–22

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Global Conservative Allocation Managed Risk Fund, LVIP Global Moderate Allocation Managed Risk Fund and LVIP Global Growth Allocation Managed Risk Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments, and employ an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the LVIP Global Conservative Allocation Managed Risk Fund is to seek a high level of current income with some consideration given to growth of capital.
The investment objective of the LVIP Global Moderate Allocation Managed Risk Fund is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
The investment objective of the LVIP Global Growth Allocation Managed Risk Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
1. Significant Accounting Policies
Each Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation – The Funds value Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2022, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with each Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are
LVIP Global Allocation Managed Risk Funds–23

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
included in net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund's investment portfolio, including monitoring of each Fund's investment sub-adviser, and providing certain administrative services to each Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of each Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee for each Fund.   This agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
The waiver amount of each Fund’s average daily net assets are as follows:
LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
0.01%	0.015%	0.01%
Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Funds' managed risk strategy. For these services, LIAC, not the Funds, pays the Sub-Adviser a fee based on each Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Administrative	$69,046	$390,185	$475,676
Legal	12,292	69,332	84,449
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
LVIP Global Allocation Managed Risk Funds–24

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2022, these fees were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Printing and mailing	$9,599	$13,632	$12,798
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2022, each Fund had liabilities payable to affiliates as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Management fees payable to LIAC	$177,788	$ 977,227	$1,212,533
Distribution fees payable to LFD	167,901	1,000,676	1,216,562
Shareholder servicing fees payable to Lincoln Life	21,483	120,594	146,514
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
LVIP Global Allocation Managed Risk Funds–25

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds or ETFs). Affiliated investments of each Fund and the corresponding investment activity for the year ended December 31, 2022, were as follows:
LVIP Global Conservative Allocation Managed Risk Fund
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-95.04%@
Equity Funds-27.62%@
✧✧‡LVIP Channing Small Cap Value Fund	$ —	$ 3,873,173	$ 442,376	$ 11,250	$ (159,192)	$ 3,282,855	344,331	$ 13,039	$ —
✧✧LVIP Delaware Mid Cap Value Fund	19,912,632	2,453,189	3,985,825	117,140	(2,616,686)	15,880,450	398,636	230,512	560,142
✧✧LVIP MFS Value Fund	18,867,939	1,370,628	4,637,516	662,262	(2,692,992)	13,570,321	267,006	238,578	612,702
✧✧LVIP SSGA Large Cap 100 Fund	42,601,097	4,638,733	12,581,531	327,017	(6,918,377)	28,066,939	2,349,681	798,674	1,902,654
✧✧LVIP SSGA Mid-Cap Index Fund	22,411,186	3,132,291	4,401,634	526,824	(5,558,596)	16,110,071	1,412,421	207,691	1,919,494
✧✧LVIP SSGA Nasdaq-100 Index Fund	2,800,830	522,993	477,870	(50,801)	(899,207)	1,895,945	244,891	9,502	33,065
✧✧LVIP SSGA S&P 500 Index Fund	127,493,642	13,750,145	20,346,169	9,109,455	(41,124,615)	88,882,458	4,068,033	1,322,798	8,644,655
✧✧LVIP SSGA Small-Cap Index Fund	32,361,500	5,882,906	9,432,130	342,855	(9,441,071)	19,714,060	721,123	209,175	2,349,894
✧✧LVIP T. Rowe Price Growth Stock Fund	44,523,540	25,067,930	8,964,780	(1,864,633)	(24,514,824)	34,247,233	980,706	—	6,352,926
✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	14,722,538	10,598,241	4,391,762	(937,678)	(4,665,272)	15,326,067	644,521	—	2,011,751
Fixed Income Funds-57.20%@
✧✧LVIP BlackRock Inflation Protected Bond Fund	61,409,017	4,198,108	20,747,314	(381,524)	(5,539,307)	38,938,980	4,368,295	3,273,207	—
✧✧LVIP Delaware Bond Fund	244,192,051	16,486,267	35,879,072	(5,547,677)	(32,666,641)	186,584,928	16,324,141	5,926,825	—
✧✧LVIP JPMorgan High Yield Fund	35,981,430	1,518,792	9,745,803	(623,489)	(4,149,732)	22,981,198	2,514,629	1,364,307	—
✧✧LVIP PIMCO Low Duration Bond Fund	4,803,622	19,059,384	1,589,811	(80,687)	(435,534)	21,756,974	2,373,402	352,639	—
✧✧LVIP SSGA Bond Index Fund	44,941,497	1,961,733	7,337,016	(480,009)	(6,016,490)	33,069,715	3,384,129	758,002	—
✧✧LVIP SSGA Short-Term Bond Index Fund	7,599,728	346,300	1,963,071	(32,696)	(330,513)	5,619,748	580,253	79,232	31,855
✧✧LVIP Western Asset Core Bond Fund	243,968,070	16,079,498	33,749,930	(5,072,777)	(39,410,405)	181,814,456	22,008,771	5,811,005	—
Global Equity Fund-0.76%@
✧✧LVIP BlackRock Global Real Estate Fund	11,435,103	1,423,529	3,200,865	(425,812)	(2,741,972)	6,489,983	949,522	91,504	171,227
Global Fixed Income Fund-0.68%@
✧✧LVIP Global Income Fund	11,223,132	400,003	4,152,698	(574,491)	(1,046,306)	5,849,640	632,188	—	—
International Equity Funds-8.78%@
✧✧LVIP Loomis Sayles Global Growth Fund	10,580,023	2,708,550	2,048,597	(20,314)	(3,260,843)	7,958,819	697,653	28,642	520,059
✧✧LVIP MFS International Growth Fund	31,272,237	6,093,008	5,739,269	(1,346,193)	(5,457,856)	24,821,927	1,399,601	273,833	1,863,057
✧✧LVIP Mondrian International Value Fund	24,639,329	2,924,631	3,943,613	(599,331)	(2,605,344)	20,415,672	1,430,370	609,964	—
✧✧LVIP SSGA Developed International 150 Fund	11,130,160	1,372,915	2,659,108	59,602	(1,408,921)	8,494,648	1,203,890	686,723	—
×,✧✧LVIP SSGA Emerging Markets Equity Index Fund	10,133,573	8,898	10,263,345	2,284,114	(2,163,240)	—	—	—	—
LVIP Global Allocation Managed Risk Funds–26

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP Global Conservative Allocation Managed Risk Fund (continued)
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
✧✧LVIP SSGA International Index Fund	$ 35,427,574	$ 2,525,404	$ 18,341,578	$ 3,541,004	$ (9,492,789)	$ 13,659,615	1,488,300	$ 715,881	$ —
Total	$1,114,431,450	$148,397,249	$231,022,683	$(1,056,589)	$(215,316,725)	$815,432,702		$23,001,733	$26,973,481

@ As a percentage of Net Assets as of December 31, 2022.
✧✧ Standard Class shares.
‡ Issuer was not an investment of the Fund at December 31, 2021.
× Issuer is no longer an affiliate of the Fund at December 31, 2022.
LVIP Global Moderate Allocation Managed Risk Fund
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-95.34%
Equity Funds-37.41%@
✧✧‡LVIP Channing Small Cap Value Fund	$ —	$ 29,511,833	$ 2,801,094	$ 72,650	$ (1,243,167)	$ 25,540,222	2,678,857	$ 101,253	$ —
✧✧LVIP Delaware Mid Cap Value Fund	183,480,877	11,844,480	52,743,892	6,644,943	(27,375,745)	121,850,663	3,058,731	1,765,598	4,265,622
✧✧LVIP SSGA Large Cap 100 Fund	358,702,019	43,441,257	78,758,904	73,651	(59,202,268)	264,255,755	22,122,709	7,506,494	17,859,332
✧✧LVIP SSGA Mid-Cap Index Fund	128,432,864	16,199,769	24,711,734	3,409,805	(31,997,408)	91,333,296	8,007,478	1,175,342	10,791,929
✧✧LVIP SSGA Nasdaq-100 Index Fund	25,678,629	4,501,135	4,286,198	(395,420)	(8,298,491)	17,199,655	2,221,603	86,038	297,437
✧✧LVIP SSGA S&P 500 Index Fund	1,188,326,659	117,935,399	190,600,752	89,602,844	(385,696,426)	819,567,724	37,510,537	12,175,485	79,050,139
✧✧LVIP SSGA Small-Cap Index Fund	251,278,491	38,222,365	71,937,333	11,709,727	(80,955,726)	148,317,524	5,425,325	1,570,805	17,530,596
✧✧LVIP T. Rowe Price Growth Stock Fund	238,847,263	157,991,082	50,394,758	(11,669,366)	(137,137,773)	197,636,448	5,659,530	—	36,354,912
✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	140,823,337	59,717,982	33,563,443	(3,235,409)	(45,975,186)	117,767,281	4,952,575	—	15,329,571
Fixed Income Funds-38.21%@
✧✧LVIP BlackRock Inflation Protected Bond Fund	351,882,622	23,117,091	129,456,265	(2,552,369)	(30,176,017)	212,815,062	23,874,250	17,858,768	—
✧✧LVIP Delaware Bond Fund	748,490,256	71,673,406	123,287,746	(17,552,309)	(98,669,202)	580,654,405	50,800,910	18,412,416	—
✧✧LVIP JPMorgan High Yield Fund	155,923,838	5,855,502	42,857,749	(2,971,006)	(17,325,462)	98,625,123	10,791,676	5,845,051	—
✧✧LVIP PIMCO Low Duration Bond Fund	74,255,290	105,100,909	18,718,340	(942,569)	(4,492,092)	155,203,198	16,930,642	2,511,315	—
✧✧LVIP SSGA Bond Index Fund	276,828,035	12,455,980	48,527,423	(4,441,531)	(34,830,739)	201,484,322	20,618,535	4,610,230	—
LVIP Global Allocation Managed Risk Funds–27

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP Global Moderate Allocation Managed Risk Fund (continued)
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
✧✧LVIP SSGA Short-Term Bond Index Fund	$ 37,784,186	$ 1,769,658	$ 10,139,274	$ (400,590)	$ (1,376,534)	$ 27,637,446	2,853,634	$ 388,998	$ 155,370
✧✧LVIP Western Asset Core Bond Fund	750,559,238	68,312,454	117,576,918	(18,200,413)	(117,372,949)	565,721,412	68,480,984	18,050,841	—
Global Equity Fund-1.19%@
✧✧LVIP BlackRock Global Real Estate Fund	98,286,186	11,549,082	25,245,198	(2,888,077)	(24,219,381)	57,482,611	8,410,038	809,048	1,503,585
Global Fixed Income Fund-0.69%@
✧✧LVIP Global Income Fund	64,309,368	2,466,721	24,516,901	(4,491,282)	(4,615,276)	33,152,630	3,582,906	—	—
International Equity Funds-17.84%@
✧✧LVIP Loomis Sayles Global Growth Fund	121,263,082	29,643,967	22,991,784	(307,640)	(37,365,132)	90,242,493	7,910,457	323,647	5,847,981
✧✧LVIP MFS International Growth Fund	299,504,202	44,051,368	51,191,673	(6,169,884)	(57,282,543)	228,911,470	12,907,328	2,520,978	17,041,094
✧✧LVIP Mondrian International Value Fund	182,977,833	27,287,994	40,419,956	(2,455,795)	(20,258,956)	147,131,120	10,308,353	4,379,814	—
✧✧LVIP SSGA Developed International 150 Fund	168,374,561	22,455,087	43,492,683	(351,039)	(19,887,994)	127,097,932	18,012,745	10,226,266	—
✧✧LVIP SSGA Emerging Markets 100 Fund	63,273,366	8,578,006	25,233,825	220,543	(8,795,337)	38,042,753	5,522,246	4,209,732	—
✧✧LVIP SSGA Emerging Markets Equity Index Fund	220,334,483	18,528,816	68,256,934	(1,149,521)	(39,497,078)	129,959,766	13,648,369	4,301,908	—
✧✧LVIP SSGA International Index Fund	238,007,397	14,398,066	114,080,919	22,003,702	(61,616,343)	98,711,903	10,755,274	5,018,296	—
Total	$6,367,624,082	$946,609,409	$1,415,791,696	$ 53,563,645	$(1,355,663,225)	$4,596,342,214		$123,848,323	$206,027,568

@ As a percentage of Net Assets as of December 31, 2022.
✧✧ Standard Class shares.
‡ Issuer was not an investment of the Fund at December 31, 2021.
LVIP Global Growth Allocation Managed Risk Fund
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-95.40%@
Equity Funds-42.04%@
✧✧‡LVIP Channing Small Cap Value Fund	$ —	$ 44,809,133	$ 4,018,673	$ 90,546	$ (1,897,517)	$ 38,983,489	4,088,891	$ 154,566	$ —
✧✧LVIP Delaware Mid Cap Value Fund	129,152,562	37,528,496	32,986,144	2,340,209	(18,180,484)	117,854,639	2,958,422	1,707,863	4,122,911
LVIP Global Allocation Managed Risk Funds–28

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP Global Growth Allocation Managed Risk Fund (continued)
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
✧✧LVIP SSGA Large Cap 100 Fund	$ 474,701,562	$ 50,937,287	$ 132,131,443	$ 1,348,719	$ (76,049,986)	$ 318,806,139	26,689,505	$ 9,056,967	$ 21,544,413
✧✧LVIP SSGA Mid-Cap Index Fund	312,013,865	38,047,376	61,345,353	9,061,678	(78,189,966)	219,587,600	19,251,938	2,826,101	25,926,598
✧✧LVIP SSGA Nasdaq-100 Index Fund	55,258,223	9,384,475	9,367,141	(884,187)	(17,762,818)	36,628,552	4,731,149	183,250	632,954
✧✧LVIP SSGA S&P 500 Index Fund	1,709,441,358	160,753,004	279,373,073	133,672,459	(557,718,360)	1,166,775,388	53,401,775	17,335,470	112,452,054
✧✧LVIP SSGA Small-Cap Index Fund	389,936,194	53,043,703	111,245,179	16,692,632	(122,938,377)	225,488,973	8,248,188	2,388,382	26,632,142
✧✧LVIP T. Rowe Price Growth Stock Fund	299,479,095	161,276,074	59,316,390	(13,938,057)	(165,411,215)	222,089,508	6,359,769	—	40,822,675
✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	99,276,788	82,482,015	31,510,427	(5,679,169)	(30,775,028)	113,794,179	4,785,491	—	14,801,249
Fixed Income Funds-28.58%@
✧✧LVIP BlackRock Inflation Protected Bond Fund	196,668,558	12,453,602	87,199,619	(3,930,366)	(13,326,925)	104,665,250	11,741,670	8,783,917	—
✧✧LVIP Delaware Bond Fund	768,559,234	70,166,121	133,068,640	(19,504,364)	(99,021,248)	587,131,103	51,367,551	18,619,327	—
✧✧LVIP JPMorgan High Yield Fund	213,915,241	8,122,593	58,274,458	(4,138,673)	(23,752,199)	135,872,504	14,867,327	8,053,245	—
✧✧LVIP PIMCO Low Duration Bond Fund	26,762,591	127,450,888	9,021,553	(444,257)	(2,658,297)	142,089,372	15,500,095	2,299,306	—
✧✧LVIP SSGA Bond Index Fund	158,345,542	7,642,101	29,609,721	(1,899,112)	(20,435,756)	114,043,054	11,670,390	2,609,668	—
✧✧LVIP SSGA Short-Term Bond Index Fund	21,261,877	1,064,995	5,940,318	(101,993)	(892,991)	15,391,570	1,589,217	216,655	86,458
✧✧LVIP Western Asset Core Bond Fund	770,682,584	68,802,335	128,214,054	(20,618,214)	(117,714,875)	572,937,776	69,354,531	18,282,777	—
Global Equity Fund-1.29%@
✧✧LVIP BlackRock Global Real Estate Fund	120,856,343	14,756,954	25,934,711	(42,527)	(34,087,335)	75,548,724	11,053,215	1,063,437	1,974,670
Global Fixed Income Fund-0.69%@
✧✧LVIP Global Income Fund	79,077,378	2,871,315	30,466,205	(5,803,045)	(5,335,147)	40,344,296	4,360,131	—	—
International Equity Funds-22.80%@
✧✧LVIP Loomis Sayles Global Growth Fund	149,117,400	35,555,415	28,664,457	(446,631)	(45,741,820)	109,819,907	9,626,570	393,819	7,111,363
✧✧LVIP MFS International Growth Fund	404,882,538	60,093,498	71,207,975	(5,368,115)	(80,448,528)	307,951,418	17,364,050	3,391,783	22,907,103
✧✧LVIP Mondrian International Value Fund	235,100,422	37,850,466	54,128,202	(2,816,929)	(26,523,445)	189,482,312	13,275,577	5,639,501	—
✧✧LVIP SSGA Developed International 150 Fund	225,862,430	29,388,926	59,575,264	648,100	(27,589,773)	168,734,419	23,913,608	13,571,746	—
✧✧LVIP SSGA Emerging Markets 100 Fund	77,804,533	9,514,746	34,393,486	2,074,027	(11,595,838)	43,403,982	6,300,476	4,800,593	—
LVIP Global Allocation Managed Risk Funds–29

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP Global Growth Allocation Managed Risk Fund (continued)
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
✧✧LVIP SSGA Emerging Markets Equity Index Fund	$ 278,527,493	$ 22,788,193	$ 89,307,108	$ (3,930,888)	$ (47,096,202)	$ 160,981,488	16,906,269	$ 5,326,983	$ —
✧✧LVIP SSGA International Index Fund	626,020,541	38,757,215	203,913,094	23,135,959	(130,108,035)	353,892,586	38,558,791	16,836,154	—
Total	$7,822,704,352	$1,185,540,926	$1,770,212,688	$ 99,517,802	$(1,755,252,165)	$5,582,298,228		$143,541,510	$279,014,590

@ As a percentage of Net Assets as of December 31, 2022.
✧✧ Standard Class shares.
‡ Issuer was not an investment of the Fund at December 31, 2021.
3. Investments
For the year ended December 31, 2022, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Purchases	$152,014,743	$ 966,275,427	$1,207,359,983
Sales	233,633,684	1,430,095,918	1,786,595,531
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Cost of investments and derivatives	$850,827,331	$4,408,962,054	$5,251,479,538
Aggregate unrealized appreciation of investments and derivatives	$ 62,066,132	$ 641,359,751	$ 824,416,618
Aggregate unrealized depreciation of investments and derivatives	(68,202,955)	(301,535,949)	(310,491,869)
Net Unrealized Appreciation (Depreciation) of investments and derivatives	$ (6,136,823)	$ 339,823,802	$ 513,924,749
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
LVIP Global Allocation Managed Risk Funds–30

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following tables summarize the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2022:
Level 1	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Investments:
Assets:
Affiliated Investment Companies	$815,432,702	$4,596,342,214	$5,582,298,228
Unaffiliated Investment Companies	28,849,824	150,435,551	180,438,443
Total Investments	$844,282,526	$4,746,777,765	$5,762,736,671
Derivatives:
Assets:
Futures Contracts	$ 5,157,039	$ 22,027,205	$ 20,311,324
Derivatives:
Liabilities:
Futures Contracts	$ (451,543)	$ (2,950,685)	$ (4,232,944)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures contracts, straddle losses and pass-through consent dividends from the Underlying Funds.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
LVIP Global Allocation Managed Risk Funds–31

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Year ended December 31, 2022
Ordinary income	$58,228,749	$373,037,585	$498,441,968
Long-term capital gains	30,745,631	163,091,408	200,532,236
Return of capital	—	11,956,667	12,323,721
Total	$88,974,380	$548,085,660	$711,297,925
Year ended December 31, 2021
Ordinary income	$51,426,336	$286,166,484	$403,016,815
Long-term capital gains	13,861,133	130,864,027	201,917,715
Total	$65,287,469	$417,030,511	$604,934,530
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Undistributed ordinary income	$ 1,606,309	$ —	$ —
Undistributed long-term capital gains	21,431,048	—	—
Capital loss carryforward	—	(95,576,861)	(142,790,525)
Other temporary differences	(60,779,055)	(500,761,155)	(721,116,025)
Net unrealized appreciation (depreciation)	(6,136,823)	339,823,802	513,924,749
Distributable earnings/(accumulated loss)	$(43,878,521)	$(256,514,214)	$(349,981,801)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2022, the Funds had the following capital loss carryforwards for federal income tax purposes:
	Post-Enactment Losses (No Expiration)
	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Short-Term	$62,292,815	$84,753,012
Long-Term	33,284,046	58,037,513
Total	$95,576,861	$142,790,525
LVIP Global Allocation Managed Risk Funds–32

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund		LVIP Global Moderate Allocation Managed Risk Fund		LVIP Global Growth Allocation Managed Risk Fund
	Year Ended		Year Ended		Year Ended
	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Shares sold:
Standard Class	1,613,743	457,318	1,601,766	1,171,104	1,442,988	1,127,427
Service Class	2,022,069	2,338,210	5,413,619	5,181,681	3,976,308	3,189,913
Shares reinvested:
Standard Class	737,321	382,035	1,756,195	992,679	2,313,861	1,341,583
Service Class	7,105,761	4,006,243	44,602,633	25,136,847	60,389,953	37,122,940
	11,478,894	7,183,806	53,374,213	32,482,311	68,123,110	42,781,863
Shares redeemed:
Standard Class	(1,773,749)	(523,759)	(2,874,663)	(2,125,011)	(1,907,474)	(1,656,653)
Service Class	(10,799,012)	(10,666,101)	(47,769,217)	(47,134,291)	(57,339,702)	(61,782,756)
	(12,572,761)	(11,189,860)	(50,643,880)	(49,259,302)	(59,247,176)	(63,439,409)
Net increase (decrease)	(1,093,867)	(4,006,054)	2,730,333	(16,776,991)	8,875,934	(20,657,546)
7. Line of Credit
The Funds, along with other funds in the Trust (“Participants”), are participants in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Funds had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–Each Fund may use futures contracts in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge the Funds' existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Funds' investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, each Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, each Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2022, each Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund’s investments.
LVIP Global Allocation Managed Risk Funds–33

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2022 were as follows:
LVIP Global Conservative Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due from broker on futures contracts	$4,890,624	Variation margin due from broker on futures contracts	$ —
Futures contracts (Currency contracts)*	Variation margin due from broker on futures contracts	266,415	Variation margin due from broker on futures contracts	(451,543)
Total		$5,157,039		$(451,543)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(7,466,201)	$4,296,910
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	913,983	(217,473)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(77,805)	—
Total		$(6,630,023)	$4,079,437
Fair values of derivative instruments as of December 31, 2022 were as follows:
LVIP Global Moderate Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due from broker on futures contracts	$20,792,136	Variation margin due from broker on futures contracts	$ (174,624)
Futures contracts (Currency contracts)*	Variation margin due from broker on futures contracts	1,235,069	Variation margin due from broker on futures contracts	(2,776,061)
Total		$22,027,205		$(2,950,685)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022. Only current day variation margin is reported on the Statement of Assets and Liabilities.
LVIP Global Allocation Managed Risk Funds–34

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(113,866,377)	$16,954,313
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	12,993,367	(1,773,905)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(31,306,626)	—
Total		$(132,179,636)	$15,180,408
Fair values of derivative instruments as of December 31, 2022 were as follows:
LVIP Global Growth Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due from broker on futures contracts	$18,997,390	Variation margin due from broker on futures contracts	$ (446,684)
Futures contracts (Currency contracts)*	Variation margin due from broker on futures contracts	1,313,934	Variation margin due from broker on futures contracts	(3,786,260)
Total		$20,311,324		$(4,232,944)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022. Only current day variation margin is reported on the Statement of Assets and Liabilities.
LVIP Global Allocation Managed Risk Funds–35

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(173,968,435)	$13,981,033
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	19,598,626	(2,795,905)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(66,177,029)	—
Total		$(220,546,838)	$11,185,128
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by each Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
	Futures Contracts (Average Notional Value)	Futures Contracts (Average Notional Value)
LVIP Global Conservative Allocation Managed Risk Fund	$ 5,816,089	$ 169,025,679
LVIP Global Moderate Allocation Managed Risk Fund	79,474,316	1,359,372,734
LVIP Global Growth Allocation Managed Risk Fund	231,557,734	1,765,016,990
9. Risk Factors
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
LVIP Global Allocation Managed Risk Funds–36

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
10. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP Global Allocation Managed Risk Funds–37

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Global Conservative Allocation Managed Risk Fund, LVIP Global Moderate Allocation Managed Risk Fund and LVIP Global Growth Allocation Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of LVIP Global Conservative Allocation Managed Risk Fund, LVIP Global Moderate Allocation Managed Risk Fund and LVIP Global Growth Allocation Managed Risk Fund (collectively referred to as the “Funds”) (three of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments, as of December 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP Global Allocation Managed Risk Funds–38

LVIP Global Allocation Managed Risk Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data and Milliman, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar, Broadridge and Milliman provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Funds are only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for each Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with a risk management strategy using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Underlying Sleeve”). The Board considered that the risk management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Funds’ investments in exchange-traded futures and the resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of each Fund; and (ii) Morningstar comparing the performance of each Fund’s Underlying Sleeve, both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for the one-, three-and five-year periods, as applicable, ended March 31, 2022. The Board considered complex-wide information provided by Broadridge that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information provided by Broadridge. The Board also considered an impact analysis provided by LIAC of the overlay/cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a custom benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Global Allocation Managed Risk Funds–39

LVIP Global Allocation Managed Risk Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of each Fund's Risk-Management Sleeve to Milliman and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the risk management overlay model. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.
The Board reviewed the performance of the LVIP Global Conservative Allocation Managed Risk Fund. In its review, the Board considered the total return and standard deviation data provided by each of Broadridge comparing the performance of the Fund and Morningstar comparing the performance of the Fund’s Underlying Sleeve, to peer group information of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and the Fund’s custom benchmark index, the Conservative Blended Composite, and a risk controlled benchmark. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the performance of the LVIP Global Moderate Allocation Managed Risk Fund. In its review, the Board considered the total return and standard deviation data provided by each of Broadridge comparing the performance of the Fund and Morningstar comparing the performance of the Fund’s Underlying Sleeve to peer group information of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and the Fund’s custom benchmark index, the Moderate Blended Composite, and a risk controlled benchmark. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the performance of the LVIP Global Growth Allocation Managed Risk Fund. In its review, the Board considered the total return and standard deviation data provided by each of Broadridge comparing the performance of the Fund and Morningstar comparing the performance of the Fund’s Underlying Sleeve to peer group information of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and the Fund’s custom benchmark index, the Growth Blended Composite, and a risk controlled benchmark. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for each Fund. The Board noted that the net investment management fee of each Fund was higher than the median net investment management fee of its respective Morningstar peer group. The Board considered that the net expense ratio of each of the LVIP Global Moderate Allocation Managed Risk Fund (plus AFFE) and the LVIP Global Growth Allocation Managed Risk Fund was lower than the median net expense ratio (plus AFFE) of its respective Morningstar peer group (including AFFE). In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented a partial advisory fee waiver for each Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of each of the Funds, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement. The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman. It also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model. The Board also considered a presentation by representatives of Milliman regarding the performance of the Funds subadvised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that the services provided by Milliman were satisfactory.
LVIP Global Allocation Managed Risk Funds–40

LVIP Global Allocation Managed Risk Funds
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for Milliman. The Board considered that LIAC compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Funds such as favorable publicity in relevant markets.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP Global Allocation Managed Risk Funds–41

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP Global Allocation Managed Risk Funds–42

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP Global Allocation Managed Risk Funds–43

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP Global Allocation Managed Risk Funds–44

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP Global Allocation Managed Risk Funds–45

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Global Allocation Managed Risk Funds–46

LVIP Global Income Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Global Income Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Global Income Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Mondrian Investment Partners Limited
The Fund returned (15.13%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the FTSE World Government Bond Index1, returned (18.26%).
2022 was a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates, and negative returns for most asset classes.
There was a worldwide inflation surge from mid-2021 to 2022, driven by a rapid recovery of consumer demand amid widespread supply shortages. The effects of the Covid-19 pandemic continued to ease but still contributed to disruptions in global supply chains. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced persistent and structural increases climbing to levels not seen in four decades, with similarly high readings in most other countries. Furthermore, the abrupt Russian invasion of Ukraine exacerbated economic disruptions and supply shortages that added to inflationary pressures and market volatility.
In order to combat high inflation, the U.S. Federal Reserve (“Fed”), along with other major central banks, had to take drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near-zero rate, the Fed hiked the Fed Funds rate by 4.25% in 2022, which was the fastest pace of rate hikes ever. Out of the five times rates hiked 75bps in the past 30 years, four took place in 2022.  Moreover, these rate hikes coincided with a reversal from quantitative easing to a period of quantitative tightening, which involved the Fed shrinking its $9 trillion balance sheet and reducing market liquidity. As a result, U.S. Treasury yields reversed their long-past-four-decade decline. The 10-year U.S. treasury yield rose sharply from 1.51% at the end of 2021 to 3.88% as of December 31, 2022. The yield spread between the 2-year and 10-year U.S. Treasury also closed the year at –55bps, marking the largest inversion seen since 1981. These dynamics resulted in U.S. fixed-income markets suffering the worst year in history. In 2022, for the first time ever, both the Bloomberg U.S. Aggregate Bond Index2 and the Bloomberg U.S. Treasury Index3 posted double digit negative returns of (–13.0%) and (–12.5%), respectively, which were the worst yearly returns since the inception of those indices in the 1970s. However, despite much higher yields, credit spreads were generally resilient, especially in the second half of the year on the strength of healthy corporate fundamentals.
After rising for three consecutive years, from the beginning of 2019 to year-end 2021, the S&P 500® Index4 (total return) doubled and Nasdaq Composite Index more than doubled. This remarkable bull market came to an end in 2022. While earnings growth was positive during the first three quarters of the year, financial conditions continued to tighten and equity market volatility, as indicated by the CBOE Market Volatility Index5, stayed elevated throughout the year. Sharply rising interest rates diminished the equity risk premium and compressed price multiples. During 2022, domestic equity markets entered the longest and one of the worst bear markets since the Global Financial Crisis of 2008. The S&P 500® Index (total return) returned (–18.1%), and the Nasdaq Composite Index returned (–32.4%). Wide dispersion in performance across investment styles and geographies continued throughout 2022. Value-oriented equities, known for their more defensive characteristics, outperformed growth-oriented equities across all market capitalizations.  Within the U.S., mega cap equities suffered the worst declines, followed by more economically sensitive small cap equities.  Developed international equity markets fared slightly better, outperforming domestic equity markets.  However, emerging market equities lagged all other geographies partly fueled by a slowdown in economic activity, highlighted by China’s zero-Covid policy that persisted through much of 2022.
The Fund is currently sub-advised by Mondrian Investments Partners Limited (“Mondrian”). Through July 26, 2022, each of Mondrian and Allianz Global Investors U.S. LLC (“AllianzGI”) managed a portion of the Fund’s portfolio. The Fund, under normal circumstances, invests mainly in debt securities of U.S. and non-U.S. governments and their political subdivisions and agencies, supranational organizations, and companies located anywhere in the world, including emerging markets.  During the calendar year 2022, the Fund outperformed the benchmark, mainly due to the overweight to Mexico, underweight to Eurozone, and long USD currency positions.
During the period, the Fund used derivatives, such as currency forwards for hedging purposes and for efficient portfolio management when the sub-advisers determined that it was more cost or tax efficient to use a derivative instrument than investing directly in the underlying currency market. The Fund’s derivatives exposure contributed to relative performance over the fiscal year.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Mondrian Investment Partners Limited:	Matthew Day
David Wakefield
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Global Income Fund–1

LVIP Global Income Fund
2022 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Income Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,587 for the Standard Class shares and to $9,351 for the Service Class shares. For comparison, look at how the FTSE World Government Bond Index did over the same period. The same $10,000 investment would have decreased to $8,846. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 15.13%
Five Years	- 1.32%
Ten Years	- 0.42%
Service Class Shares
One Year	- 15.34%
Five Years	- 1.57%
Ten Years	- 0.67%
1. The FTSE World Government Bond Index (WGBI) measures the performance of fixed-rate, local currency, investment grade sovereign bonds. WGBI is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. WGBI provides a broad benchmark for the global sovereign fixed income market. WGBI USD is a sub-index denominated in U.S. dollar.
2.The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3.The Bloomberg U.S. Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The US Treasury Index is a component of the US Aggregate, US Universal, Global Aggregate and Global Treasury Indices. The US Treasury Index has history back to January 1, 1973
4. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
5. The CBOE Market Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.

LVIP Global Income Fund–2

LVIP Global Income Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$974.00	0.64%	$3.18
Service Class Shares	1,000.00	972.70	0.89%	4.43
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.00	0.64%	$3.26
Service Class Shares	1,000.00	1,020.70	0.89%	4.53

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Global Income Fund–3

LVIP Global Income Fund
Security Type/Country Allocations and Credit Quality Ratings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Corporate Bonds	5.69%
Loan Agreement	0.02%
Sovereign Bonds	48.92%
Supranational Banks	3.86%
U.S. Treasury Obligations	40.07%
Common Stock	0.02%
Money Market Fund	0.38%
Total Investments	98.96%
Receivables and Other Assets Net of Liabilities	1.04%
Net Assets	100.00%

Country*	Percentage of Net Assets
Australia	2.14%
Austria	0.89%
Belgium	1.68%
Canada	2.10%
Chile	0.69%
China	1.04%
Finland	0.60%
France	2.32%
Germany	2.99%
Italy	5.38%
Japan	12.30%
Luxembourg	2.07%
Malaysia	1.08%
Mexico	5.11%
Netherlands	0.91%
New Zealand	2.15%
Norway	2.04%
Philippines	1.79%
Republic of Korea	2.30%
Singapore	3.90%
South Africa	0.00%
Sweden	1.10%
United Kingdom	3.26%
United States	40.74%
Total	98.58%

*	Allocation includes all investments except for short-term investments and money market fund.

Credit Quality Ratings (as a % of fixed income investments)#
U.S. Government	40.66%
AAA	19.25%
AA	9.97%
A	13.59%
BBB	8.66%
Non-Rated	7.87%
Total	100.00%

#	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP Global Income Fund–4

LVIP Global Income Fund
Statement of Net Assets
December 31, 2022
		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS–5.69%
Germany–1.28%
Deutsche Bahn Finance GMBH 1.38% 3/3/34	EUR	6,272,000	$ 5,232,365
Kreditanstalt fuer Wiederaufbau 2.60% 6/20/37	JPY	200,000,000	1,847,775
			7,080,140
Italy–0.55%
Enel Finance International NV 0.88% 6/17/36	EUR	4,400,000	3,012,238
			3,012,238
Japan–1.11%
Sumitomo Mitsui Trust Bank Ltd. 0.01% 10/15/27	EUR	6,811,000	6,138,618
			6,138,618
Norway–1.00%
Equinor ASA 1.63% 2/17/35	EUR	6,479,000	5,552,834
			5,552,834
South Africa–0.00%
**@K2016470219 South Africa Ltd. 3.00% 12/31/22		106,828	0
			0
Sweden–1.10%
Svenska Handelsbanken AB 0.05% 9/6/28	EUR	6,949,000	6,057,512
			6,057,512
United States–0.65%
‡Sanchez Energy Corp. 7.75% 6/15/21		150,000	2,063
μWells Fargo & Co. 1.74% 5/4/30	EUR	3,971,000	3,599,318
			3,601,381
Total Corporate Bonds (Cost $36,255,827)			31,442,723
LOAN AGREEMENT–0.02%
=@Onsite Rental Group Pty. Ltd. 6.10% 10/26/23		121,112	126,320
Total Loan Agreement (Cost $121,027)			126,320
ΔSOVEREIGN BONDS–48.92%
Australia–2.12%
Australia Government Bonds
0.25% 11/21/25	AUD	1,500,000	930,902
1.25% 5/21/32	AUD	4,400,000	2,349,410
1.75% 6/21/51	AUD	500,000	197,280
3.00% 3/21/47	AUD	3,600,000	1,946,436
3.25% 4/21/25	AUD	6,000,000	4,065,860
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Australia (continued)
Australia Government Bonds (continued)
4.75% 4/21/27	AUD	3,100,000	$ 2,202,554
			11,692,442
Austria–0.89%
Austria Government Bonds 6.25% 7/15/27	EUR	4,000,000	4,910,109
			4,910,109
Belgium–1.68%
Belgium Government Bonds
0.10% 6/22/30	EUR	900,000	781,793
0.40% 6/22/40	EUR	8,250,000	5,384,671
Kingdom of Belgium Government Bonds 0.10% 6/22/30	EUR	3,600,000	3,127,172
			9,293,636
Canada–2.10%
Canada Government Bonds
0.50% 12/1/30	CAD	7,494,000	4,463,751
1.00% 6/1/27	CAD	10,465,000	6,993,982
3.50% 12/1/45	CAD	200,000	151,430
			11,609,163
Chile–0.69%
Chile Government International Bond
0.56% 1/21/29	EUR	718,000	626,395
0.83% 7/2/31	EUR	2,880,000	2,394,792
1.88% 5/27/30	EUR	848,000	782,473
			3,803,660
China–1.04%
China Government Bonds 2.68% 5/21/30	CNY	40,500,000	5,746,681
			5,746,681
Finland–0.60%
Finland Government Bonds 0.50% 9/15/27	EUR	3,459,000	3,321,649
			3,321,649
France–2.32%
French Republic Government Bonds O.A.T.
0.50% 5/25/25	EUR	3,600,000	3,651,889
0.50% 6/25/44	EUR	2,600,000	1,620,483
0.75% 5/25/52	EUR	2,600,000	1,493,270
1.25% 5/25/36	EUR	2,250,000	1,887,262
1.50% 5/25/31	EUR	4,326,297	4,168,261
			12,821,165
Germany–1.72%
Bundesrepublik Deutschland Bundesanleihe
1.25% 8/15/48	EUR	1,650,000	1,373,783
2.50% 7/4/44	EUR	2,722,000	2,910,844
LVIP Global Income Fund–5

LVIP Global Income Fund
Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Germany (continued)
Bundesrepublik Deutschland Bundesanleihe (continued)
4.00% 1/4/37	EUR	4,150,000	$ 5,179,258
			9,463,885
Italy–4.83%
Italy Buoni Poliennali Del Tesoro
1.45% 5/15/25	EUR	8,500,000	8,707,572
1.80% 3/1/41	EUR	2,950,000	2,045,905
2.00% 2/1/28	EUR	4,300,000	4,206,712
2.95% 9/1/38	EUR	10,500,000	9,060,338
4.75% 9/1/44	EUR	2,500,000	2,671,039
			26,691,566
Japan–11.19%
Japan Government 10 yr Bond
0.10% 3/20/28	JPY	1,081,900,000	8,163,877
0.60% 6/20/24	JPY	906,800,000	6,966,897
Japan Government 20 yr Bond
0.60% 12/20/37	JPY	1,194,700,000	8,559,073
1.50% 3/20/34	JPY	1,200,000,000	9,939,683
1.60% 6/20/30	JPY	300,000,000	2,474,657
1.90% 6/20/25	JPY	300,000,000	2,389,233
Japan Government 30 yr Bond
0.30% 6/20/46	JPY	2,165,000,000	12,829,819
1.70% 9/20/44	JPY	1,200,000,000	9,732,947
Japan Government 40 yr Bond 0.50% 3/20/60	JPY	141,500,000	741,711
			61,797,897
Malaysia–1.08%
Malaysia Government Bonds
3.76% 5/22/40	MYR	2,000,000	419,277
3.90% 11/30/26	MYR	6,000,000	1,365,376
3.90% 11/16/27	MYR	2,750,000	625,202
4.18% 7/15/24	MYR	6,000,000	1,370,377
4.25% 5/31/35	MYR	5,250,000	1,196,075
4.25% 5/31/35	MYR	4,300,000	979,642
			5,955,949
Mexico–5.11%
Mexican Bonos
7.50% 6/3/27	MXN	138,000,000	6,674,904
7.75% 5/29/31	MXN	133,450,000	6,337,103
7.75% 11/13/42	MXN	95,000,000	4,253,830
8.00% 11/7/47	MXN	175,000,000	8,006,543
Mexico Bonos 7.75% 11/23/34	MXN	64,000,000	2,966,435
			28,238,815
Netherlands–0.91%
Netherlands Government Bonds
0.50% 1/15/40	EUR	1,950,000	1,438,828
2.75% 1/15/47	EUR	3,300,000	3,567,102
			5,005,930
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
New Zealand–2.15%
New Zealand Government Bonds
2.00% 5/15/32	NZD	10,500,000	$ 5,418,491
4.50% 4/15/27	NZD	10,200,000	6,457,136
			11,875,627
Norway–1.03%
Kommunalbanken AS 0.05% 10/24/29	EUR	6,579,000	5,705,231
			5,705,231
Republic of Korea–2.30%
Korea Treasury Bonds 0.88% 12/10/23	KRW	16,500,000,000	12,699,817
			12,699,817
Singapore–3.90%
Singapore Government Bonds
2.38% 6/1/25	SGD	7,700,000	5,671,233
2.88% 7/1/29	SGD	1,000,000	738,764
2.88% 9/1/30	SGD	20,600,000	15,133,940
			21,543,937
United Kingdom–3.26%
United Kingdom Gilt
0.13% 1/31/24	GBP	600,000	697,734
0.38% 10/22/30	GBP	3,000,000	2,833,295
1.25% 7/31/51	GBP	9,200,000	6,007,176
4.25% 12/7/27	GBP	4,250,000	5,272,905
4.50% 9/7/34	GBP	2,500,000	3,203,249
			18,014,359
Total Sovereign Bonds (Cost $317,692,781)			270,191,518
SUPRANATIONAL BANKS–3.86%
Asian Development Bank 2.35% 6/21/27	JPY	1,200,000,000	9,876,641
European Investment Bank 2.15% 1/18/27	JPY	1,400,000,000	11,412,518
Total Supranational Banks (Cost $25,007,475)			21,289,159
U.S. TREASURY OBLIGATIONS–40.07%
U.S. Treasury Bonds
1.13% 8/15/40		10,200,000	6,334,359
2.25% 5/15/41		12,000,000	9,021,094
2.50% 2/15/46		7,900,000	5,910,805
2.75% 8/15/42		10,000,000	8,040,234
3.13% 8/15/44		5,000,000	4,224,805
3.63% 8/15/43		8,000,000	7,354,375
4.50% 5/15/38		7,300,000	7,753,398
5.38% 2/15/31		14,500,000	15,914,316
U.S. Treasury Notes
0.13% 2/15/24		15,050,000	14,299,264
0.88% 11/15/30		9,000,000	7,193,672

LVIP Global Income Fund–6

LVIP Global Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
1.13% 2/15/31	8,000,000	$ 6,520,312
1.25% 11/30/26	4,230,000	3,795,599
1.25% 8/15/31	27,000,000	21,893,203
1.38% 6/30/23	3,400,000	3,346,477
1.63% 2/15/26	22,000,000	20,346,563
2.00% 2/15/25	930,000	884,880
2.00% 8/15/25	19,500,000	18,413,027
2.13% 7/31/24	1,500,000	1,442,754
2.13% 5/15/25	1,100,000	1,045,301
2.50% 5/15/24	18,500,000	17,956,563
2.75% 2/28/25	15,900,000	15,363,375
2.75% 2/15/28	22,100,000	20,780,043
4.13% 9/30/27	3,500,000	3,513,125
Total U.S. Treasury Obligations (Cost $246,555,865)		221,347,544

	Number of Shares	Value (U.S. $)
COMMON STOCK–0.02%
Fieldwood Energy, Inc.	900	$ 121,411
=†Holdco Class A	1,232,692	0
=†K2016470219 South Africa Ltd.	7,273	0
Total Common Stock (Cost $106,326)		121,411
MONEY MARKET FUND–0.38%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	2,098,628	2,098,628
Total Money Market Fund (Cost $2,098,628)		2,098,628

TOTAL INVESTMENTS–98.96% (Cost $627,837,929)	546,617,303
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.04%	5,762,496
NET ASSETS APPLICABLE TO 60,144,100 SHARES OUTSTANDING –100.00%	$ 552,379,799
NET ASSET VALUE PER SHARE–LVIP GLOBAL INCOME FUND STANDARD CLASS ($120,770,250 / 13,051,998 Shares)	$9.253
NET ASSET VALUE PER SHARE–LVIP GLOBAL INCOME FUND SERVICE CLASS ($431,609,549 / 47,092,102 Shares)	$9.165
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$ 661,266,221
Distributable earnings/(accumulated loss)	(108,886,422)
TOTAL NET ASSETS	$ 552,379,799

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
Δ Securities have been classified by country of origin.
** Security is in default
@ PIK. 100% of the income received was in the form of additional par.
‡ Non-income producing security. Security is currently in default. No interest income is being accrued during the bankruptcy proceedings.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2022. Rate will reset at a future date.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
† Non-income producing.
★ Includes $308,483 payable for fund shares redeemed, $131,064 other accrued expenses payable, $365,624 due to manager and affiliates and $16,674 due to custodian as of December 31, 2022.
LVIP Global Income Fund–7

LVIP Global Income Fund
Statement of Net Assets (continued)
The following foreign currency exchange contracts were outstanding at December 31, 2022:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
SSB	AUD	(8,958,000)	USD	5,821,836	1/31/23	$ —	$ (285,273)
SSB	AUD	184,000	USD	(123,399)	1/31/23	2,043	—
SSB	CAD	(15,947,500)	USD	11,775,638	1/31/23	—	(4,175)
SSB	CAD	394,000	USD	(293,929)	1/31/23	—	(2,896)
SSB	CAD	(516,000)	USD	387,967	1/31/23	6,817	—
SSB	CAD	396,000	USD	(291,266)	1/31/23	1,244	—
SSB	CHF	16,806,500	USD	(17,175,235)	1/31/23	1,065,042	—
SSB	CNY	(40,991,500)	USD	5,706,169	1/31/23	—	(236,609)
SSB	CNY	507,000	USD	(71,683)	1/31/23	1,820	—
SSB	EUR	(17,574,000)	USD	17,778,196	1/31/23	—	(1,074,937)
SSB	EUR	2,632,000	USD	(2,780,928)	1/31/23	42,643	—
SSB	GBP	(8,618,500)	USD	10,004,952	1/31/23	—	(423,390)
SSB	GBP	1,790,500	USD	(2,120,934)	1/31/23	45,561	—
SSB	GBP	339,500	USD	(417,377)	1/31/23	—	(6,584)
SSB	HUF	2,321,132,000	USD	(5,394,343)	1/31/23	769,904	—
SSB	JPY	5,332,900,000	USD	(36,709,127)	1/31/23	4,095,723	—
SSB	MXN	(651,244,500)	USD	32,316,735	1/31/23	—	(901,042)
SSB	MXN	111,536,000	USD	(5,698,440)	1/31/23	—	(9,365)
SSB	MXN	(10,298,500)	USD	529,309	1/31/23	4,017	—
SSB	NZD	(9,699,500)	USD	5,632,799	1/31/23	—	(528,325)
SSB	NZD	218,500	USD	(135,475)	1/31/23	3,317	—
SSB	PLN	26,922,500	USD	(5,569,298)	1/31/23	559,172	—
SSB	SGD	(29,085,500)	USD	20,685,886	1/31/23	—	(1,041,795)
Total Foreign Currency Exchange Contracts						$6,597,303	$(4,514,391)
The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.

Summary of Abbreviations:
AUD–Australian Dollar
CAD–Canadian Dollar
CHF–Swiss Franc
CNY–Chinese Yuan
EUR–Euro
GBP–British Pound Sterling
HUF–Hungarian Forint
JPY–Japanese Yen
KRW–South Korean Won
MXN–Mexican Peso
MYR–Malaysian Ringgit
NZD–New Zealand Dollar
O.A.T.–Obligations Assimilables du Trésor (French Treasury Bond)
PLN–Polish Zloty
SGD–Singapore Dollar
SSB–State Street Bank
USD–United States Dollar
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Income Fund–8

LVIP Global Income Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Interest	$ 12,233,728
Foreign taxes refunded	157
12,233,885
EXPENSES:
Management fees	4,161,912
Distribution fees-Service Class	1,193,996
Accounting and administration expenses	205,758
Shareholder servicing fees	185,685
Professional fees	89,997
Custodian fees	50,436
Pricing fees	24,708
Trustees’ fees and expenses	21,637
Reports and statements to shareholders	21,213
Consulting fees	3,032
Other	41,851
6,000,225
Less:
Management fees waived	(698,324)
Total operating expenses	5,301,901
NET INVESTMENT INCOME	6,931,984
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(40,354,599)
Foreign currencies	(787,254)
Foreign currency exchange contracts	6,445,569
Futures contracts	(1,222,167)
Net realized loss	(35,918,451)
Net change in unrealized appreciation (depreciation) of:
Investments	(86,387,188)
Foreign currencies	96,176
Foreign currency exchange contracts	2,116,398
Futures contracts	(132,891)
Net change in unrealized appreciation (depreciation)	(84,307,505)
NET REALIZED AND UNREALIZED LOSS	(120,225,956)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(113,293,972)
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Income Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 6,931,984	$ 4,459,886
Net realized gain (loss)	(35,918,451)	5,917,960
Net change in unrealized appreciation (depreciation)	(84,307,505)	(52,356,493)
Net decrease in net assets resulting from operations	(113,293,972)	(41,978,647)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	—	(6,754,525)
Service Class	—	(19,153,018)
Return of capital:
Standard Class	—	(3,192,304)
Service Class	—	(9,052,070)
	—	(38,151,917)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	16,959,531	52,790,522
Service Class	27,314,837	69,438,897
Reinvestment of dividends and distributions:
Standard Class	—	9,946,829
Service Class	—	28,205,088
	44,274,368	160,381,336
Cost of shares redeemed:
Standard Class	(68,526,798)	(25,796,814)
Service Class	(85,593,794)	(48,106,177)
	(154,120,592)	(73,902,991)
Increase (decrease) in net assets derived from capital share transactions	(109,846,224)	86,478,345
NET INCREASE (DECREASE) IN NET ASSETS	(223,140,196)	6,347,781
NET ASSETS:
Beginning of year	775,519,995	769,172,214
End of year	$ 552,379,799	$775,519,995
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Income Fund–9

LVIP Global Income Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Income Fund Standard Class
	Year Ended
	12/31/22 [1]	12/31/21 [2]	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.903	$ 12.086	$ 11.522	$ 11.082	$ 11.356
Income (loss) from investment operations:
Net investment income[3]	0.123	0.088	0.138	0.200	0.217
Net realized and unrealized gain (loss)	(1.773)	(0.693)	0.641	0.547	(0.009)
Total from investment operations	(1.650)	(0.605)	0.779	0.747	0.208
Less dividends and distributions from:
Net investment income	—	(0.175)	(0.198)	(0.307)	(0.398)
Net realized gain	—	(0.217)	(0.017)	—	(0.017)
Return of capital	—	(0.186)	—	—	(0.067)
Total dividends and distributions	—	(0.578)	(0.215)	(0.307)	(0.482)
Net asset value, end of period	$ 9.253	$ 10.903	$ 12.086	$ 11.522	$ 11.082
Total return[4]	(15.13%)	(5.09%)	6.78%	6.74%	1.90%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 120,770	$201,394	$184,379	$182,976	$178,755
Ratio of expenses to average net assets	0.64%	0.67%	0.69%	0.70%	0.68%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.75%	0.76%	0.76%	0.77%	0.75%
Ratio of net investment income to average net assets	1.27%	0.76%	1.16%	1.73%	1.91%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.16%	0.67%	1.09%	1.66%	1.84%
Portfolio turnover	40%	45%	48%	30%	47%

[1]	Effective July 26, 2022, Mondrian Investment Partners Ltd. is responsible for the day-to-day management of the portion of the Fund’s investment portfolio previously managed by Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)
[2]	Effective August 17, 2021, Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio, replacing Franklin Advisers, Inc.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Income Fund–10

LVIP Global Income Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Income Fund Service Class
	Year Ended
	12/31/22 [1]	12/31/21 [2]	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.826	$ 12.006	$ 11.447	$ 11.011	$ 11.284
Income (loss) from investment operations:
Net investment income[3]	0.098	0.059	0.107	0.170	0.187
Net realized and unrealized gain (loss)	(1.759)	(0.689)	0.637	0.543	(0.008)
Total from investment operations	(1.661)	(0.630)	0.744	0.713	0.179
Less dividends and distributions from:
Net investment income	—	(0.156)	(0.168)	(0.277)	(0.372)
Net realized gain	—	(0.217)	(0.017)	—	(0.017)
Return of capital	—	(0.177)	—	—	(0.063)
Total dividends and distributions	—	(0.550)	(0.185)	(0.277)	(0.452)
Net asset value, end of period	$ 9.165	$ 10.826	$ 12.006	$ 11.447	$ 11.011
Total return[4]	(15.34%)	(5.33%)	6.52%	6.47%	1.65%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 431,610	$574,126	$584,793	$601,703	$628,282
Ratio of expenses to average net assets	0.89%	0.92%	0.94%	0.95%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.00%	1.01%	1.01%	1.02%	1.00%
Ratio of net investment income to average net assets	1.02%	0.51%	0.91%	1.48%	1.66%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.91%	0.42%	0.84%	1.41%	1.59%
Portfolio turnover	40%	45%	48%	30%	47%

[1]	Effective July 26, 2022, Mondrian Investment Partners Ltd. is responsible for the day-to-day management of the portion of the Fund’s investment portfolio previously managed by Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)
[2]	Effective August 17, 2021, Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio, replacing Franklin Advisers, Inc.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Income Fund–11

LVIP Global Income Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Global Income Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek current income consistent with the preservation of capital.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a
LVIP Global Income Fund–12

LVIP Global Income Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to the changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies”. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2022, the value and cost of foreign currency held by the LVIP Global Income Fund is $598,418 and $587,114 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Withholding taxes on foreign interest are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.65% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.1025% on the first $350 million of average daily net assets of the Fund; 0.1125% on the next $175 million; 0.1225% on the next $175 million; and 0.1375% on the excess of $700 million of average daily net assets of the Fund.   The agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
Mondrian Investment Partners Ltd. (the "Sub-Adviser") is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$46,162
Legal	8,378
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP Global Income Fund–13

LVIP Global Income Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $13,196 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$258,711
Distribution fees payable to LFD	93,098
Shareholder servicing fees payable to Lincoln Life	13,815
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$169,667,756
Purchases of U.S. government securities	81,436,153
Sales other than U.S. government securities	230,421,330
Sales of U.S. government securities	114,939,015
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$628,344,266
Aggregate unrealized appreciation of investments and derivatives	$ 2,275,700
Aggregate unrealized depreciation of investments and derivatives	(85,025,291)
Net unrealized depreciation of investments and derivatives	$ (82,749,591)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Global Income Fund–14

LVIP Global Income Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate Bonds	$ —	$ 31,442,723	$ —	$ 31,442,723
Loan Agreement	—	—	126,320	126,320
Sovereign Bonds	—	270,191,518	—	270,191,518
Supranational Banks	—	21,289,159	—	21,289,159
U.S. Treasury Obligations	—	221,347,544	—	221,347,544
Common Stock	—	121,411	— *	121,411
Money Market Fund	2,098,628	—	—	2,098,628
Total Investments	$2,098,628	$544,392,355	$126,320	$546,617,303
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$—	$ 6,597,303	$—	$ 6,597,303
Liabilities:
Foreign Currency Exchange Contracts	$—	$(4,514,391)	$—	$(4,514,391)

*	Includes securities that have been valued at zero on the "Statement of Net Assets" that are considered to be Level 3 investments in this table.
During the year ended December 31, 2022, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to other - true-up adjustment from prior year financial statement to tax return.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$—	$24,482,873
Long-term capital gains	—	1,424,670
Return of capital	—	12,244,374
Total	$—	$38,151,917
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$ (23,874,561)
Other temporary differences	(2,262,270)
Net unrealized depreciation	(82,749,591)
Distributable earnings/(accumulated loss)	$(108,886,422)
LVIP Global Income Fund–15

LVIP Global Income Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, the Fund recorded the following permanent reclassifications primarily related to Net Operating Loss:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$13,865,072	$(13,865,072)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2022, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$14,248,055	$9,626,506	$23,874,561
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	1,749,570	4,551,003
Service Class	2,882,784	5,977,105
Shares reinvested:
Standard Class	—	886,359
Service Class	—	2,529,014
	4,632,354	13,943,481
Shares redeemed:
Standard Class	(7,169,661)	(2,221,160)
Service Class	(8,820,862)	(4,186,012)
	(15,990,523)	(6,407,172)
Net increase (decrease)	(11,358,169)	7,536,309
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts– The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
LVIP Global Income Fund–16

LVIP Global Income Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The use of foreign currency exchange contracts and foreign cross currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts and foreign cross currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2022, the Fund entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2022, the Fund used futures contracts to facilitate investments in portfolio securities and to reduce transaction costs.
Fair values of derivative instruments as of December 31, 2022 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$6,597,303	Receivables and other assets net of liabilities	$(4,514,391)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ 6,445,569	$2,116,398
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(1,222,167)	(132,891)
Total		$ 5,223,402	$1,983,507
LVIP Global Income Fund–17

LVIP Global Income Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$78,835,848	$169,047,906
Futures contracts (average notional value)	17,396,163	8,530,787
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2022, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
State Street Bank & Trust Company	$6,597,303	$(4,514,391)	$2,082,912
Total	$6,597,303	$(4,514,391)	$2,082,912

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
State Street Bank & Trust Company	$2,082,912	$—	$—	$—	$—	$2,082,912
Total	$2,082,912	$—	$—	$—	$—	$2,082,912

1	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
9. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government
LVIP Global Income Fund–18

LVIP Global Income Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU was effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the Financial Conduct Authority (FCA), regulator of financial services firms and financial markets in the United Kingdom, announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023. In December 2022, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2022-06, Reference Rate Reform (Topic 848)-Deferral of the Sunset Date of Topic 848. The amendments in this update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management is currently evaluating the impact, if any, of applying this ASU.
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Global Income Fund–19

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Global Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Global Income Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP Global Income Fund–20

LVIP Global Income Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was the same as the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Global Income Fund–21

LVIP Global Income Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Mondrian Investment Partners Limited (“Mondrian”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Mondrian under the subadvisory agreement. The Board considered the services provided by Mondrian, the background of the portfolio managers and Mondrian’s investment strategy. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. In considering investment performance, the Board considered that during the periods reviewed that Mondrian managed a portion of the Fund’s assets. The Board reviewed the LVIP Global Income Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Global Bond funds category and the FTSE WGBI USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-year period, below the return of the Morningstar peer group median and the benchmark index for the three-year period and below the return of the Morningstar peer group median and above the benchmark index for the five- and ten-year periods. The Board determined that the services provided by Mondrian were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule for Mondrian, which includes a breakpoint, and the fee schedule of an account with a similar investment strategy managed by Mondrian. The Board considered that Mondrian had agreed to a reduced subadvisory fee schedule effective July 2021, that LIAC compensates Mondrian from its fees and that the subadvisory fee schedule was negotiated between LIAC and Mondrian, which is an unaffiliated third party of LIAC. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered the information provided regarding Mondrian’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Mondrian as to any additional benefits it receives and noted that none were identified.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Global Income Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP Global Income Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP Global Income Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP Global Income Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP Global Income Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Global Income Fund–27

LVIP Government Money Market Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Government Money Market Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission monthly on Form N-MFP. The Trust’s Form N-MFP is available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Government Money Market Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: BlackRock Advisors, LLC
The Fund returned 1.31% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022.
The year began with the Federal Open Market Committee (FOMC) shifting toward a less accommodative interest rate policy as inflation prints had been setting well above their preferred target range. These inflation concerns were the grounds for the FOMC to raise interest rates at its March 16 meeting. At this meeting, the FOMC raised the target range for the federal funds rate to 0.25% - 0.50%. This was the first increase since December 2018.
As the year progressed, the FOMC began removing monetary accommodation at an accelerating pace. At the June meeting, the FOMC raised the federal funds target rate by 0.75%. The FOMC repeated that pace over the next four meetings.
The FOMC also confirmed it will continue reducing its holdings of Treasury securities and Agency Debt and Agency Mortgage-Backed securities, which commenced in June. This was delineated in the FOMC’s plans for reducing the size of the Federal Reserve’s Balance Sheet released in conjunction with the May 4 FOMC meeting. The year ended with the federal funds target rate set within a range of between 4.25% to 4.50%.
The main investment theme that dominated the year was the policy shift from the FOMC. As the FOMC centered its focus on the price appreciation being felt across all sectors of the U.S. economy, market yields had been playing catch-up all year. Given the pricing volatility and variables throughout the year that impacted FOMC rate decisions, the sub-adviser believed the best course of action was to proceed selectively with investments in longer tenors. Any longer-term investments were executed at yields that the sub-adviser felt were fairly compensated for the risk.
Outside of these select trades, the majority of investments had been targeted in overnight Repurchase Agreements and in Treasury and Agency debt maturing around the upcoming FOMC meetings during the year.
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	+ 1.31%
Five Years	+ 0.95%
Ten Years	+ 0.53%
Service Class Shares
One Year	+ 1.14%
Five Years	+ 0.81%
Ten Years	+ 0.43%

LVIP Government Money Market Fund–1

LVIP Government Money Market Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,012.10	0.41%	$2.08
Service Class Shares	1,000.00	1,010.90	0.66%	3.35
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.20	0.41%	$2.09
Service Class Shares	1,000.00	1,021.70	0.66%	3.36

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Government Money Market Fund–2

LVIP Government Money Market Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2022
Security Type/Sector	Percentage of Net Assets
Agency Obligations	31.98%
U.S. Treasury Obligations	10.56%
Repurchase Agreements	54.39%
Money Market Fund	0.01%
Total Investments	96.94%
Receivables and Other Assets Net of Liabilities	3.06%
Total Net Assets	100.00%
LVIP Government Money Market Fund–3

LVIP Government Money Market Fund
Statement of Net Assets
December 31, 2022
	Principal Amount	Value (U.S. $)
AGENCY OBLIGATIONS–31.98%
Federal Farm Credit Banks Funding Corp.
2.25% 6/07/23	1,580,000	$ 1,579,945
•4.32% (SOFR + 0.02%) 5/16/23	7,715,000	7,714,931
•4.33% (SOFR + 0.03%) 1/12/23	8,525,000	8,524,987
•4.33% (SOFR + 0.03%) 7/25/23	3,445,000	3,444,941
•4.34% (SOFR + 0.04%) 3/10/23	2,905,000	2,905,082
•4.34% (SOFR + 0.04%) 7/12/23	785,000	784,979
•4.35% (SOFR + 0.05%) 8/22/23	5,520,000	5,520,000
•4.35% (SOFR + 0.05%) 9/28/23	3,815,000	3,815,000
•4.35% (SOFR + 0.05%) 10/16/23	6,510,000	6,510,000
•4.35% (SOFR + 0.05%) 2/20/24	8,745,000	8,745,000
•4.35% (SOFR + 0.05%) 5/09/24	5,290,000	5,290,000
•4.36% (SOFR + 0.06%) 1/20/23	2,080,000	2,080,000
•4.36% (SOFR + 0.06%) 11/22/23	7,075,000	7,075,000
•4.36% (SOFR + 0.06%) 1/10/24	1,110,000	1,110,000
•4.39% (SOFR + 0.09%) 8/26/24	10,480,000	10,480,000
•4.40% (SOFR + 0.10%) 8/01/24	2,620,000	2,620,000
4.44% 11/07/24	7,010,000	7,010,000
Federal Home Loan Banks
2.08% 2/13/23	8,945,000	8,945,000
3.25% 1/09/23	12,390,000	12,389,941
3.38% 9/01/23	7,720,000	7,708,898
3.41% 2/10/23	5,845,000	5,844,694
4.31% 3/23/23	15,475,000	15,475,000
•4.31% (SOFR + 0.01%) 1/04/23	24,800,000	24,800,000
•4.31% (SOFR + 0.01%) 1/17/23	10,430,000	10,430,000
•4.31% (SOFR + 0.01%) 1/17/23	14,525,000	14,525,000
•4.31% (SOFR + 0.01%) 1/25/23	33,830,000	33,830,000
4.32% 3/13/23	23,300,000	23,300,000
•4.32% (SOFR + 0.02%) 3/02/23	19,210,000	19,210,000
•4.32% (SOFR + 0.02%) 5/02/23	1,905,000	1,905,000
•4.33% (SOFR + 0.03%) 2/03/23	30,600,000	30,600,000
•4.33% (SOFR + 0.03%) 3/02/23	17,305,000	17,305,000
	Principal Amount	Value (U.S. $)
AGENCY OBLIGATIONS (continued)
Federal Home Loan Banks (continued)
4.34% 2/17/23	12,395,000	$ 12,395,000
•4.34% (SOFR + 0.04%) 2/13/23	19,955,000	19,955,000
4.36% 3/10/23	8,075,000	8,075,000
4.36% 4/10/23	11,700,000	11,700,000
4.36% 4/18/23	26,370,000	26,370,000
4.37% 3/27/23	5,560,000	5,560,000
4.37% 3/28/23	1,985,000	1,985,000
4.39% 5/23/23	7,670,000	7,670,000
Total Agency Obligations (Cost $405,188,398)		405,188,398
U.S. TREASURY OBLIGATIONS–10.56%
U.S. Treasury Bills
≠0.64% 1/26/23	5,470,000	5,467,607
≠1.17% 2/23/23	865,000	863,542
≠1.18% 2/23/23	3,905,000	3,898,417
≠2.18% 5/18/23	1,695,000	1,681,454
≠2.75% 1/12/23	20,340,000	20,323,375
≠3.58% 3/16/23	16,550,000	16,432,123
≠4.32% 2/23/23	9,360,000	9,301,848
4.33% 2/10/23	2,410,000	2,398,646
4.44% 3/16/23	3,740,000	3,706,789
4.47% 3/08/23	6,635,000	6,582,025
4.54% 3/15/23	8,935,000	8,854,736
4.63% 11/30/23	2,795,000	2,682,084
•U.S. Treasury Floating Rate 4.45% (USBMMY3M + 0.05%) 1/31/23	15,000,000	15,000,033
U.S. Treasury Notes
0.13% 2/28/23	21,890,000	21,824,913
0.13% 4/30/23	1,490,000	1,480,422
1.75% 5/15/23	2,805,000	2,800,546
2.63% 2/28/23	10,425,000	10,446,509
Total U.S. Treasury Obligations (Cost $133,745,069)		133,745,069
REPURCHASE AGREEMENTS–54.39%
Bank of Montreal 4.25%, dated 12/30/22, to be repurchased on 1/03/23, repurchase price $25,002,911 (collateralized by U.S. agency obligation 1.625% 5/15/26 market value $25,500,001)	25,000,000	25,000,000
Bank of Nova Scotia 4.25%, dated 12/30/22, to be repurchased on 1/03/23, repurchase price $95,011,192 (collateralized by U.S. agency obligations 0.13%-4.50%, 7/15/24-5/15/52 market value $96,945,770)	95,000,000	95,000,000
LVIP Government Money Market Fund–4

LVIP Government Money Market Fund
Statement of Net Assets (continued)
	Principal Amount	Value (U.S. $)
REPURCHASE AGREEMENTS (continued)
BNP Paribas 4.30%, dated 12/30/22, to be repurchased on 1/03/23, repurchase price $85,010,014 (collateralized by U.S. agency obligations 3.00%-6.00%, 1/1/39-12/20/52 market value $86,700,010)	85,000,000	$ 85,000,000
Citigroup Global Markets 4.25%, dated 12/30/22, to be repurchased on 1/03/23, repurchase price $95,011,062 (collateralized by U.S. agency obligations 0.25%-2.875% 5/31/25-6/30/25 market value $96,902,169)	95,000,000	95,000,000
Goldman Sachs & Co. 4.30%, dated 12/30/22, to be repurchased on 1/03/23, repurchase price $75,008,836 (collateralized by U.S. agency obligations 2.50%-6.50% 12/20/24-9/20/52 market value $76,500,000)	75,000,000	75,000,000
Mizuho Securities USA 4.30%, dated 12/30/22, to be repurchased on 1/03/23, repurchase price $66,007,775 (collateralized by U.S. agency obligations 0.25%-3.50% 6/30/23-5/15/27 market value $67,320,074)	66,000,000	66,000,000
Morgan Stanley 4.30%, dated 12/30/22, to be repurchased on 1/03/23, repurchase price $75,008,836 (collateralized by U.S. agency obligations 1.50%-6.00% 1/19/23-1/1/53 market value $76,773,572)	75,000,000	75,000,000
	Principal Amount	Value (U.S. $)
REPURCHASE AGREEMENTS (continued)
Natixis 4.25%, dated 12/30/22, to be repurchased on 1/03/23, repurchase price $78,009,082 (collateralized by U.S. agency obligations 0.25%-4.00% 3/15/24-11/15/52 market value $79,560,042)	78,000,000	$ 78,000,000
TD Securities USA 4.30%, dated 12/30/22, to be repurchased on 1/03/23, repurchase price $95,011,192 (collateralized by U.S. agency obligations 3.00%-5.00% 1/20/51-8/20/52 market value $96,900,000)	95,000,000	95,000,000
Total Repurchase Agreements (Cost $689,000,000)		689,000,000

	Number of Shares
MONEY MARKET FUND–0.01%
State Street Institutional U.S. Government Money Market Fund - (seven-day effective yield 4.12%)	128,409	128,409
Total Money Market Fund (Cost $128,409)		128,409

TOTAL INVESTMENTS–96.94% (Cost $1,228,061,876)	1,228,061,876
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–3.06%	38,703,983
NET ASSETS APPLICABLE TO 126,677,117 SHARES OUTSTANDING–100.00%	$1,266,765,859
NET ASSET VALUE PER SHARE–LVIP GOVERNMENT MONEY MARKET FUND STANDARD CLASS ($595,507,424 / 59,550,518 Shares)	$10.000
NET ASSET VALUE PER SHARE–LVIP GOVERNMENT MONEY MARKET FUND SERVICE CLASS ($671,258,435 / 67,126,599 Shares)	$10.000
LVIP Government Money Market Fund–5

LVIP Government Money Market Fund
Statement of Net Assets (continued)
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$1,266,766,988
Distributable earnings/(accumulated loss)	(1,129)
TOTAL NET ASSETS	$1,266,765,859

• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
≠ The rate shown is the effective yield at the time of purchase.
★ Includes $1,511,806 payable for fund shares redeemed, $109,175 other accrued expenses payable and $531,522 due to manager and affiliates as of December 31, 2022.

Summary of Abbreviations:
BNP–BNP Paribas
SOFR–Secured Overnight Financing Rate
TD–Toronto Dominion
USBMMY3M–U.S. Treasury 3 Month Bill Money Market Yield
See accompanying notes, which are an integral part of the financial statements.
LVIP Government Money Market Fund–6

LVIP Government Money Market Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Interest	$19,741,729
EXPENSES:
Management fees	4,092,383
Distribution fees-Service Class	1,550,553
Shareholder servicing fees	341,464
Accounting and administration expenses	259,088
Professional fees	55,960
Trustees’ fees and expenses	38,005
Custodian fees	19,597
Reports and statements to shareholders	19,345
Pricing fees	4,796
Consulting fees	3,400
Other	12,689
6,397,280
Less:
Management fees waived	(821,590)
Distribution fees waived-Service Class	(471,241)
Total operating expenses	5,104,449
NET INVESTMENT INCOME	14,637,280
NET REALIZED LOSS FROM INVESTMENTS	(1,128)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$14,636,152
See accompanying notes, which are an integral part of the financial statements.
LVIP Government Money Market Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 14,637,280	$ 100,437
Net realized gain (loss)	(1,128)	69,871
Net increase in net assets resulting from operations	14,636,152	170,308
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(7,148,011)	(89,857)
Service Class	(7,490,288)	(79,432)
	(14,638,299)	(169,289)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	617,030,039	562,968,372
Service Class	866,455,954	697,911,700
Reinvestment of dividends and distributions:
Standard Class	7,148,011	89,857
Service Class	7,490,288	79,432
	1,498,124,292	1,261,049,361
Cost of shares redeemed:
Standard Class	(624,125,305)	(522,370,967)
Service Class	(681,644,344)	(721,279,168)
	(1,305,769,649)	(1,243,650,135)
Increase in net assets derived from capital share transactions	192,354,643	17,399,226
NET INCREASE IN NET ASSETS	192,352,496	17,400,245
NET ASSETS:
Beginning of year	1,074,413,363	1,057,013,118
End of year	$ 1,266,765,859	$ 1,074,413,363
See accompanying notes, which are an integral part of the financial statements.
LVIP Government Money Market Fund–7

LVIP Government Money Market Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Government Money Market Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.000	$ 10.000	$ 10.000	$ 10.000	$ 10.000
Income from investment operations:
Net investment income	0.129	0.001	0.028	0.178	0.138
Total from investment operations	0.129	0.001	0.028	0.178	0.138
Less dividends and distributions from:
Net investment income	(0.129)	(0.001)	(0.028)	(0.178)	(0.138)
Total dividends and distributions	(0.129)	(0.001)	(0.028)	(0.178)	(0.138)
Net asset value, end of period	$ 10.000	$ 10.000	$ 10.000	$ 10.000	$ 10.000
Total return[1]	1.31%	0.02%	0.28%	1.79%	1.39%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$595,507	$595,455	$554,767	$544,284	$493,231
Ratio of expenses to average net assets[2]	0.33%	0.07%	0.29%	0.48%	0.49%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped	0.41%	0.42%	0.42%	0.45%	0.46%
Ratio of net investment income to average net assets[2]	1.35%	0.01%	0.23%	1.77%	1.38%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.27%	(0.34%)	0.10%	1.80%	1.41%

[1]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[2]	The Fund recouped management fees during the years ended December 31, 2019 and 2018, which increased the Ratio of expenses to average net assets and decreased Ratio of net investment income to average net assets by 0.03% and 0.03%, respectively.
See accompanying notes, which are an integral part of the financial statements.
LVIP Government Money Market Fund–8

LVIP Government Money Market Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Government Money Market Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.000	$ 10.000	$ 10.000	$ 10.000	$ 10.000
Income from investment operations:
Net investment income	0.114	0.001	0.019	0.153	0.113
Net realized and unrealized gain	—	—	0.001	—	—
Total from investment operations	0.114	0.001	0.020	0.153	0.113
Less dividends and distributions from:
Net investment income	(0.114)	(0.001)	(0.020)	(0.153)	(0.113)
Total dividends and distributions	(0.114)	(0.001)	(0.020)	(0.153)	(0.113)
Net asset value, end of period	$ 10.000	$ 10.000	$ 10.000	$ 10.000	$ 10.000
Total return[1]	1.14%	0.02%	0.21%	1.54%	1.14%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$671,258	$478,959	$502,246	$320,489	$287,330
Ratio of expenses to average net assets[2]	0.52%	0.07%	0.33%	0.73%	0.74%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped	0.66%	0.67%	0.67%	0.70%	0.71%
Ratio of net investment income (loss) to average net assets[2]	1.16%	0.01%	0.19%	1.52%	1.13%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	1.02%	(0.59%)	(0.15%)	1.55%	1.16%

[1]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[2]	The Fund recouped management fees during the years ended December 31, 2019 and 2018, which increased the Ratio of expenses to average net assets and decreased Ratio of net investment income to average net assets by 0.03% and 0.03%, respectively.
See accompanying notes, which are an integral part of the financial statements.
LVIP Government Money Market Fund–9

LVIP Government Money Market Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Government Money Market Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek current income while (i) maintaining a stable value of your shares (providing stability of net asset value “NAV”) and (ii) preserving the value of your initial investment (preservation of capital).
The Fund pursues its objective by investing at least 99.5% of its total assets in cash, government securities (which include U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities), and/or repurchase agreements secured by such obligations or cash. The yield of the Fund is not directly tied to the federal funds rate. The Fund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Fund may invest in variable or floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis. As a government money market fund, the Fund is (i) permitted to use the amortized cost method of valuation to seek to maintain a $10.00 share price and (ii) is not subject to a liquidity fee and/or a redemption gate on Fund redemptions. The Fund’s Board of Trustees (the “Board”) has reserved its ability to change this policy with respect to liquidity fees and/or redemption gates, but such change would become effective only after shareholders are provided with specific advance notice of the change.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Securities are valued at amortized cost, which approximates fair value and is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income and common expenses are allocated to the classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Repurchase Agreements–The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on December 31, 2022, and matured on the next business day.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Government Money Market Fund–10

LVIP Government Money Market Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares dividends daily from net investment income and pays such dividends daily.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.48% of the first $200 million of the Fund’s average daily net assets; 0.40% of the next $200 million; and 0.30% of the Fund’s average daily net assets in excess of $400 million.   The management fee is calculated daily and paid monthly.
BlackRock Advisors, LLC (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$81,823
Legal	14,804
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $7,180 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LIAC may waive or reimburse its management fee, and LFD may waive or reimburse any 12b-1 Fee, in order to maintain a positive net yield for the Fund. These voluntary waivers and reimbursements may be modified or terminated at any time, without notice. Amounts waived or reimbursed may be recouped for a period of up to 36 months from the date of the waiver or reimbursement, provided that the amount of such recoupment may not exceed the amounts waived or reimbursed and may not cause any Class of the Fund to have a negative net yield. Recoupment is further limited to no more than 50% of the Fund’s excess return above a minimum yield of 0.10%. The following table summarizes the remaining amounts of waivers or reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2023	2024	2025	Total
LFD	$ 884,413	$ 1,173,896	$ 471,241	$ 2,529,550
LIAC	1,409,750	3,516,089	821,590	5,747,429
Total	$2,294,163	$4,689,985	$1,292,831	$8,276,979
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$359,249
Distribution fees payable to LFD	142,143
Shareholder servicing fees payable to Lincoln Life	30,130
LVIP Government Money Market Fund–11

LVIP Government Money Market Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Obligations	$ —	$ 405,188,398	$—	$ 405,188,398
U.S. Treasury Obligations	—	133,745,069	—	133,745,069
Repurchase Agreements	—	689,000,000	—	689,000,000
Money Market Fund	128,409	—	—	128,409
Total Investments	$128,409	$1,227,933,467	$—	$1,228,061,876
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$14,638,299	$169,289
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$(1,128)
Distributable earnings/(accumulated loss)	$(1,128)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
LVIP Government Money Market Fund–12

LVIP Government Money Market Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2022, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Total
$1,128	$1,128
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	61,703,005	56,296,517
Service Class	86,645,595	69,790,908
Shares reinvested:
Standard Class	714,801	8,986
Service Class	749,029	7,943
	149,812,430	126,104,354
Shares redeemed:
Standard Class	(62,412,531)	(52,236,694)
Service Class	(68,164,434)	(72,127,528)
	(130,576,965)	(124,364,222)
Net increase	19,235,465	1,740,132
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Risk Factors
Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but may not be backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
Credit risk refers to the possibility that the issuer of a security will not be able to make payments of principal and interest when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money investing in the Fund.
LVIP Government Money Market Fund–13

LVIP Government Money Market Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Government Money Market Fund–14

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Government Money Market Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Government Money Market Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP Government Money Market Fund–15

LVIP Government Money Market Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that LIAC voluntarily waived its advisory fee in recent periods to maintain a positive yield. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Government Money Market Fund–16

LVIP Government Money Market Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and BlackRock Advisors, LLC. (“BlackRock”) on behalf of the LVIP Government Money Market Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. It also reviewed information provided regarding the structure of portfolio manager compensation, risk management and compliance matters.
Performance. The Board reviewed the LVIP Government Money Market Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Prime Money Market funds category and the FTSE Treasury Bill 3 Month USD Index. The Board noted that the Fund’s total return was the same as the return of the Morningstar peer group median and below the benchmark index for the one-year period, and below the return of the Morningstar peer group median and the benchmark index for the three-, five- and ten-year periods. The Board determined that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund as well as information on comparable accounts subadvised by BlackRock. The Board considered that LIAC compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LIAC and BlackRock, which is an unaffiliated third party of LIAC. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, provides potential scale-related benefits and may increase analyst coverage for BlackRock proprietary products.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Government Money Market Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP Government Money Market Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP Government Money Market Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP Government Money Market Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP Government Money Market Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Government Money Market Fund–22

LVIP Invesco Select Equity Income Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Invesco Select Equity Income Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Invesco Select Equity Income Managed Volatility Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Invesco Advisors, Inc.
Invesco Capital Management LLC
Schroder Investment Management North America Inc.
The Fund returned (6.92)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its composite benchmark, the LVIP Invesco Select Equity Income Composite1, returned (8.36)% and its broad-based benchmark index, the Russell 1000® Value Index2, returned (7.54)%.
Equity markets declined in the first quarter of 2022 amid volatility sparked by Russia’s invasion of Ukraine, rising commodity prices, rampant global inflation and the US Federal Reserve’s (the Fed) shift toward tighter monetary policy. Russia’s invasion exacerbated inflation pressures, disrupting already strained supply chains and increasing shortages of oil, gas and raw materials. The price of oil rose sharply, with crude prices reaching their highest price per barrel since 2008. Inflation continued to be a top concern for consumers, investors and the Fed. To combat inflation, the Fed raised the federal funds rate by one-quarter percentage point in March and indicated it would “taper” its asset purchase program quickly.  As the war in Ukraine continued and corporate earnings in high-profile names like Netflix reported slowing growth and profits, the equity markets sold off for much of April 2022. The downward direction of the equity markets continued into the second quarter of 2022 amid substantial inflation, rising interest rates and an increasing likelihood of a US recession. Driven by higher food and energy prices, the consumer price index rose by yet another 40-year high to 8.6% for the twelve months ended May 2022. Oil prices peaked near $122 per barrel in early June, resulting in skyrocketing gasoline prices; the national average price reached a record high above $5 per gallon in early June. To tame inflation, the Fed raised the benchmark federal funds rate three more times, by 0.50% in May, by 0.75% in June and another 0.75% in July, which were the largest increases in nearly 30 years. US equity markets rose in July and August until Fed chairman Jerome Powell’s hawkish comments at an economic policy symposium held in Jackson Hole, which sparked a sharp selloff at month-end. The Fed reiterated that it would continue taking aggressive action to curb inflation, even though such measures could “bring pain to households and businesses,” and the Fed raised the benchmark federal funds rate by another 0.75% in September.  After experiencing a sharp drop in September 2022, US equity markets rebounded in October and November, despite mixed data on the economy and corporate earnings. However, the Fed’s message of continued rate hikes until data shows inflation meaningfully declining, sent markets lower in December. As energy prices declined, the rate of inflation slowed modestly in the fourth quarter. Corporate earnings generally met expectations, though companies provided cautious future guidance. With inflation still at multi-decade highs and little evidence of a slowing economy, the Fed raised its target rate by 0.75% in November and by 0.50% in December, marking its highest level in over a decade.
Within the Russell 1000® Value Index, sector performance was mostly negative, with the exception of energy, consumer staples, utilities and healthcare being the only positive returning sectors.
Cash was the largest contributor.  Equities was also a contributor on a relative basis versus the benchmark.  Stock selection within healthcare, industrials and financials, along with underweights to real estate and communications services were contributors within equities. Real estate and communication services were two of the top three worst performing sectors, behind information technology (IT), in 2022.  Holdings Conoco Phillips, Merck, Chevron, Exxon Mobile and Raytheon Technologies were some of the top contributors to absolute performance. Stock selection within IT, consumer discretionary, energy and consumer staples were detractors to relative performance within equities.  Holdings Cognizant Technology Solutions, General Motors, Walt Disney, Comcast and Bank of America were the top detractors on an absolute basis.
Fixed income was a detractor to performance versus the benchmark.  The Fund holds investment grade bonds and convertible securities as a source of income and to provide a measure of stability amid market volatility. Both asset classes underperformed the benchmark during the year and detracted from relative performance. Convertible securities are not held within the benchmark and had negative returns for the year; therefore, acted as a detractor.  Investment grade bonds also posted negative returns during 2022 from bond yields rising in response to inflation and the U.S. Federal Reserve’s rate hikes, as bond prices fall inversely when rates and yields rise.
The Fund held currency forward contracts during the fiscal year for the purpose of hedging currency exposure of non-US-based companies held in the Fund. These derivatives were not for speculative purposes or leverage, and these positions had a slight positive impact on the Fund’s relative performance for the fiscal year.
This Fund utilizes a volatility management overlay. Despite a difficult market environment with high equity and cross-asset volatility and repeated V-shaped markets, the risk management overlay of the Fund not only reduced Fund volatility meaningfully, but also had a positive impact on relative performance in 2022.

LVIP Invesco Select Equity Income Managed Volatility Fund–1

LVIP Invesco Select Equity Income Managed Volatility Fund
2022 Annual Report Commentary (unaudited) (continued)
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Michael Hoppe
Alex Zeng
Invesco Advisors, Inc.:	Peter Santoro
Brian Jurkash
Matthew Titus
Chuck Burge
Sergio Marcheli
Chris McMeans
Caroline Le Feuvre
Craig Leopold
Invesco Capital Management LLC:	Peter Hubbard
Michael Jeanette
Schroder Investment Management
North America Inc.:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
LVIP Invesco Select Equity Income Managed Volatility Fund
Growth of $10,000 invested 1/2/14 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Invesco Select Equity Income Managed Volatility Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,752 for the Standard Class shares and to $15,262 for the Service Class shares. For comparison, look at how the LVIP Invesco Select Equity Income Composite and Russell 1000® Value Index did from 1/2/14 through 12/31/22. The same $10,000 investment would have increased to $18,805 and $20,095, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 6.92%
Five Years	+ 5.55%
Inception (1/2/14)	+ 5.18%
Service Class Shares
One Year	- 7.26%
Five Years	+ 5.18%
Inception (1/2/14)	+ 4.81%
1. The LVIP Invesco Select Equity Income Composite is an unmanaged index compiled by LIAC, the Fund's Adviser. The LVIP Invesco Select Equity Income Composite is constructed as follows: 85% Russell 1000® Value Index and 15% Bloomberg U.S. Govt/Credit Index.

LVIP Invesco Select Equity Income Managed Volatility Fund–2

LVIP Invesco Select Equity Income Managed Volatility Fund
2022 Annual Report Commentary (unaudited) (continued)
2. The Russell 1000®Value Index measures the performance of those companies in the Russell 1000®Index with lower price-to-book ratios and lower forecasted the Russell 1000® Index with lower price-to-book ratios and lower forecasted the Russell 1000®Index with lower price-to-book ratios and lower forecasted growth values.
LVIP Invesco Select Equity Income Managed Volatility Fund–3

LVIP Invesco Select Equity Income Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,067.20	0.57%	$2.97
Service Class Shares	1,000.00	1,065.30	0.92%	4.79
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.30	0.57%	$2.91
Service Class Shares	1,000.00	1,020.60	0.92%	4.69

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Invesco Select Equity Income Managed Volatility Fund–4

LVIP Invesco Select Equity Income Managed Volatility Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	79.69%
Aerospace & Defense	2.13%
Air Freight & Logistics	0.75%
Airlines	0.12%
Auto Components	0.06%
Automobiles	0.86%
Banks	5.19%
Beverages	1.17%
Biotechnology	0.95%
Building Products	1.06%
Capital Markets	4.71%
Chemicals	1.43%
Commercial Services & Supplies	0.32%
Communications Equipment	0.61%
Construction Materials	0.13%
Consumer Finance	0.89%
Containers & Packaging	0.36%
Distributors	0.06%
Diversified Financial Services	0.13%
Diversified Telecommunication Services	0.88%
Electric Utilities	2.11%
Electrical Equipment	0.75%
Electronic Equipment, Instruments & Components	0.97%
Energy Equipment & Services	0.20%
Entertainment	0.69%
Equity Real Estate Investment Trusts	1.87%
Food & Staples Retailing	1.50%
Food Products	1.85%
Health Care Equipment & Supplies	2.86%
Health Care Providers & Services	4.39%
Health Care Technology	0.06%
Hotels, Restaurants & Leisure	2.05%
Household Durables	0.21%
Household Products	0.34%
Industrial Conglomerates	0.20%
Insurance	3.17%
Interactive Media & Services	0.49%
Internet & Direct Marketing Retail	0.56%
IT Services	2.90%
Life Sciences Tools & Services	1.21%
Machinery	1.80%
Media	1.64%
Metals & Mining	0.47%
Multiline Retail	0.63%
Multi-Utilities	1.40%
Oil, Gas & Consumable Fuels	6.90%
Security Type/Sector	Percentage of Net Assets
Personal Products	0.35%
Pharmaceuticals	4.73%
Professional Services	0.41%
Real Estate Management & Development	0.62%
Road & Rail	1.09%
Semiconductors & Semiconductor Equipment	2.73%
Software	2.69%
Specialty Retail	1.71%
Technology Hardware, Storage & Peripherals	0.36%
Textiles, Apparel & Luxury Goods	0.35%
Tobacco	0.50%
Trading Companies & Distributors	0.49%
Water Utilities	0.07%
Wireless Telecommunication Services	0.56%
Convertible Preferred Stock	0.07%
Preferred Stock	0.01%
Agency Obligation	0.02%
Convertible Bonds	2.87%
Corporate Bonds	4.59%
Advertising	0.02%
Aerospace & Defense	0.07%
Agriculture	0.07%
Airlines	0.02%
Auto Manufacturers	0.12%
Banks	0.63%
Beverages	0.07%
Chemicals	0.00%
Computers	0.09%
Diversified Financial Services	0.65%
Electric	0.22%
Electronics	0.01%
Entertainment	0.10%
Food	0.01%
Forest Products & Paper	0.00%
Gas	0.01%
Health Care Products	0.00%
Health Care Services	0.11%
Insurance	0.38%
Internet	0.07%
Machinery Diversified	0.01%
Media	0.19%
Metal Fabricate & Hardware	0.01%
Mining	0.00%
Miscellaneous Manufacturing	0.08%
Oil & Gas	0.16%
Pharmaceuticals	0.22%
Pipelines	0.25%

LVIP Invesco Select Equity Income Managed Volatility Fund–5

LVIP Invesco Select Equity Income Managed Volatility Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited) (continued)
Security Type/Sector	Percentage of Net Assets
Private Equity	0.11%
Real Estate Investment Trusts	0.23%
Retail	0.08%
Semiconductors	0.09%
Software	0.18%
Telecommunications	0.21%
Transportation	0.12%
U.S. Treasury Obligations	4.17%
8.11%
Total Investments	99.53%
Receivables and Other Assets Net of Liabilities	0.47%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
ConocoPhillips	1.77%
Chevron Corp.	1.75%
Johnson & Johnson	1.61%
Wells Fargo & Co.	1.60%
Exxon Mobil Corp.	1.47%
Merck & Co., Inc.	1.46%
Raytheon Technologies Corp.	1.40%
Bank of America Corp.	1.35%
Charles Schwab Corp.	1.15%
CVS Health Corp.	1.07%
Total	14.63%

IT–Information Technology
LVIP Invesco Select Equity Income Managed Volatility Fund–6

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
COMMON STOCK–79.69%
Aerospace & Defense–2.13%
†Boeing Co.	1,672	$ 318,499
General Dynamics Corp.	1,190	295,251
L3Harris Technologies, Inc.	1,316	274,004
Lockheed Martin Corp.	612	297,732
Northrop Grumman Corp.	561	306,087
Raytheon Technologies Corp.	61,340	6,190,433
Textron, Inc.	20,472	1,449,418
TransDigm Group, Inc.	470	295,935
		9,427,359
Air Freight & Logistics–0.75%
CH Robinson Worldwide, Inc.	3,043	278,617
Expeditors International of Washington, Inc.	2,620	272,271
FedEx Corp.	1,691	292,881
United Parcel Service, Inc. Class B	14,224	2,472,700
		3,316,469
Airlines–0.12%
†Delta Air Lines, Inc.	8,572	281,676
†Southwest Airlines Co.	7,753	261,043
		542,719
Auto Components–0.06%
†Aptiv PLC	2,735	254,711
		254,711
Automobiles–0.86%
Ford Motor Co.	21,119	245,614
General Motors Co.	89,375	3,006,575
†Lucid Group, Inc.	26,240	179,219
†Rivian Automotive, Inc. Class A	9,738	179,472
†Tesla, Inc.	1,640	202,015
		3,812,895
Banks–5.19%
Bank of America Corp.	179,843	5,956,400
Citigroup, Inc.	6,072	274,637
Citizens Financial Group, Inc.	51,085	2,011,216
Comerica, Inc.	16,422	1,097,811
Fifth Third Bancorp	34,935	1,146,217
First Republic Bank	2,423	295,339
JPMorgan Chase & Co.	2,170	290,997
KeyCorp	15,597	271,700
M&T Bank Corp.	12,623	1,831,092
†NU Holdings Ltd. Class A	68,394	278,364
PNC Financial Services Group, Inc.	8,004	1,264,152
Regions Financial Corp.	13,137	283,234
†SVB Financial Group	1,322	304,245
Truist Financial Corp.	6,471	278,447
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
U.S. Bancorp	6,811	$ 297,028
Wells Fargo & Co.	170,956	7,058,773
		22,939,652
Beverages–1.17%
Brown-Forman Corp. Class B	4,234	278,089
Coca-Cola Co.	35,993	2,289,515
Constellation Brands, Inc. Class A	1,193	276,478
Diageo PLC	33,037	1,457,813
Keurig Dr Pepper, Inc.	7,813	278,612
†Monster Beverage Corp.	2,914	295,858
PepsiCo, Inc.	1,629	294,295
		5,170,660
Biotechnology–0.95%
AbbVie, Inc.	8,089	1,307,263
Amgen, Inc.	1,028	269,994
†Biogen, Inc.	975	269,997
†BioMarin Pharmaceutical, Inc.	3,307	342,242
BioNTech SE ADR	1,776	266,791
Gilead Sciences, Inc.	3,533	303,308
†Incyte Corp.	3,751	301,280
†Moderna, Inc.	1,627	292,242
†Regeneron Pharmaceuticals, Inc.	401	289,318
†Seagen, Inc.	2,242	288,119
†Vertex Pharmaceuticals, Inc.	939	271,164
		4,201,718
Building Products–1.06%
Carrier Global Corp.	6,727	277,489
Johnson Controls International PLC	39,667	2,538,688
Trane Technologies PLC	11,108	1,867,143
		4,683,320
Capital Markets–4.71%
Ameriprise Financial, Inc.	899	279,922
Bank of New York Mellon Corp.	6,518	296,699
BlackRock, Inc.	405	286,995
Blackstone, Inc.	3,223	239,115
Charles Schwab Corp.	60,851	5,066,454
CME Group, Inc.	8,058	1,355,033
Franklin Resources, Inc.	11,299	298,068
Goldman Sachs Group, Inc.	6,313	2,167,758
Intercontinental Exchange, Inc.	2,835	290,843
KKR & Co., Inc.	32,672	1,516,634
Moody's Corp.	1,011	281,685
Morgan Stanley	38,212	3,248,784
MSCI, Inc.	594	276,311
LVIP Invesco Select Equity Income Managed Volatility Fund–7

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
Nasdaq, Inc.	4,509	$ 276,627
Northern Trust Corp.	3,200	283,168
S&P Global, Inc.	6,729	2,253,811
State Street Corp.	27,358	2,122,160
T Rowe Price Group, Inc.	2,420	263,925
		20,803,992
Chemicals–1.43%
Air Products & Chemicals, Inc.	984	303,328
Albemarle Corp.	1,067	231,390
Celanese Corp.	2,869	293,327
Corteva, Inc.	23,512	1,382,035
Dow, Inc.	5,901	297,351
DuPont de Nemours, Inc.	29,867	2,049,772
Ecolab, Inc.	1,995	290,392
International Flavors & Fragrances, Inc.	2,958	310,117
Linde PLC	882	287,691
LyondellBasell Industries NV Class A	3,590	298,078
PPG Industries, Inc.	2,300	289,202
Sherwin-Williams Co.	1,210	287,169
		6,319,852
Commercial Services & Supplies–0.32%
Cintas Corp.	649	293,101
†Copart, Inc.	4,586	279,242
Republic Services, Inc.	2,207	284,681
Waste Connections, Inc.	2,107	279,304
Waste Management, Inc.	1,833	287,561
		1,423,889
Communications Equipment–0.61%
†Arista Networks, Inc.	2,181	264,664
Cisco Systems, Inc.	45,458	2,165,619
Motorola Solutions, Inc.	1,104	284,512
		2,714,795
Construction Materials–0.13%
Martin Marietta Materials, Inc.	829	280,177
Vulcan Materials Co.	1,623	284,204
		564,381
Consumer Finance–0.89%
American Express Co.	20,951	3,095,510
Capital One Financial Corp.	2,986	277,579
Discover Financial Services	2,755	269,522
Synchrony Financial	8,232	270,503
		3,913,114
Containers & Packaging–0.36%
Amcor PLC	24,997	297,714
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Containers & Packaging (continued)
Avery Dennison Corp.	4,036	$ 730,516
Ball Corp.	5,363	274,264
International Paper Co.	8,260	286,044
		1,588,538
Distributors–0.06%
Genuine Parts Co.	1,635	283,689
		283,689
Diversified Financial Services–0.13%
Apollo Global Management, Inc.	4,770	304,278
†Berkshire Hathaway, Inc. Class B	934	288,513
		592,791
Diversified Telecommunication Services–0.88%
AT&T, Inc.	15,575	286,736
Deutsche Telekom AG	69,266	1,381,928
†Liberty Global PLC Class C	14,758	286,748
Verizon Communications, Inc.	48,883	1,925,990
		3,881,402
Electric Utilities–2.11%
American Electric Power Co., Inc.	31,099	2,952,850
Avangrid, Inc.	6,968	299,485
Duke Energy Corp.	3,004	309,382
Edison International	4,709	299,587
Entergy Corp.	20,627	2,320,538
Eversource Energy	3,649	305,932
Exelon Corp.	22,626	978,122
FirstEnergy Corp.	7,609	319,121
NextEra Energy, Inc.	3,551	296,864
†PG&E Corp.	19,359	314,777
PPL Corp.	10,346	302,310
Southern Co.	4,435	316,703
Xcel Energy, Inc.	4,249	297,897
		9,313,568
Electrical Equipment–0.75%
ABB Ltd.	33,730	1,023,591
AMETEK, Inc.	2,084	291,177
Eaton Corp. PLC	1,791	281,098
Emerson Electric Co.	14,772	1,418,998
Rockwell Automation, Inc.	1,116	287,448
		3,302,312
Electronic Equipment, Instruments & Components–0.97%
Amphenol Corp. Class A	3,707	282,251
CDW Corp.	1,592	284,299
Corning, Inc.	8,718	278,453
†Keysight Technologies, Inc.	1,695	289,964

LVIP Invesco Select Equity Income Managed Volatility Fund–8

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
TE Connectivity Ltd.	25,053	$ 2,876,084
†Zebra Technologies Corp. Class A	1,134	290,769
		4,301,820
Energy Equipment & Services–0.20%
Baker Hughes Co.	10,143	299,523
Halliburton Co.	7,916	311,495
Schlumberger Ltd.	5,529	295,580
		906,598
Entertainment–0.69%
Activision Blizzard, Inc.	3,987	305,205
Electronic Arts, Inc.	2,271	277,471
†Netflix, Inc.	1,026	302,547
†ROBLOX Corp. Class A	9,315	265,105
†Walt Disney Co.	18,759	1,629,782
†Warner Bros Discovery, Inc.	27,434	260,074
		3,040,184
Equity Real Estate Investment Trusts–1.87%
Alexandria Real Estate Equities, Inc.	1,968	286,679
American Tower Corp.	1,368	289,824
AvalonBay Communities, Inc.	1,746	282,014
Boston Properties, Inc.	4,168	281,673
Crown Castle, Inc.	13,718	1,860,710
Digital Realty Trust, Inc.	2,675	268,222
Equinix, Inc.	456	298,694
Equity Residential	4,695	277,005
Essex Property Trust, Inc.	1,396	295,840
Extra Space Storage, Inc.	1,868	274,932
Healthpeak Properties, Inc.	11,986	300,489
Prologis, Inc.	2,579	290,731
Public Storage	993	278,229
Realty Income Corp.	4,567	289,685
SBA Communications Corp.	1,016	284,795
Simon Property Group, Inc.	2,506	294,405
Ventas, Inc.	6,704	302,015
VICI Properties, Inc.	9,147	296,363
Welltower, Inc.	4,359	285,732
Weyerhaeuser Co.	40,150	1,244,650
		8,282,687
Food & Staples Retailing–1.50%
Costco Wholesale Corp.	559	255,183
Kroger Co.	6,122	272,919
Sysco Corp.	17,680	1,351,636
†U.S. Foods Holding Corp.	32,772	1,114,903
Walgreens Boots Alliance, Inc.	7,433	277,697
Walmart, Inc.	23,568	3,341,707
		6,614,045
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food Products–1.85%
Archer-Daniels-Midland Co.	3,105	$ 288,299
Campbell Soup Co.	5,641	320,127
Conagra Brands, Inc.	8,088	313,006
General Mills, Inc.	3,586	300,686
Hershey Co.	1,290	298,725
Hormel Foods Corp.	5,982	272,480
J M Smucker Co.	1,990	315,336
Kellogg Co.	4,125	293,865
Kraft Heinz Co.	81,275	3,308,705
McCormick & Co., Inc.	3,527	292,353
Mondelez International, Inc. Class A	4,470	297,926
Nestle SA	13,650	1,581,637
Tyson Foods, Inc. Class A	4,509	280,685
		8,163,830
Health Care Equipment & Supplies–2.86%
Abbott Laboratories	2,824	310,047
†Align Technology, Inc.	1,526	321,833
Baxter International, Inc.	5,372	273,811
Becton Dickinson & Co.	10,077	2,562,581
†Boston Scientific Corp.	6,768	313,155
†Dexcom, Inc.	2,598	294,198
†Edwards Lifesciences Corp.	3,937	293,740
†IDEXX Laboratories, Inc.	701	285,980
†Intuitive Surgical, Inc.	1,127	299,049
Medtronic PLC	50,467	3,922,295
ResMed, Inc.	1,297	269,945
STERIS PLC	1,752	323,577
Stryker Corp.	6,986	1,708,007
Zimmer Biomet Holdings, Inc.	11,369	1,449,547
		12,627,765
Health Care Providers & Services–4.39%
AmerisourceBergen Corp.	1,794	297,284
Cardinal Health, Inc.	3,740	287,494
†Centene Corp.	20,463	1,678,171
Cigna Corp.	7,727	2,560,264
CVS Health Corp.	50,583	4,713,830
Elevance Health, Inc.	6,223	3,192,212
HCA Healthcare, Inc.	1,284	308,109
Humana, Inc.	550	281,704
Laboratory Corp. of America Holdings	1,267	298,353
McKesson Corp.	4,241	1,590,884
Quest Diagnostics, Inc.	1,986	310,690
UnitedHealth Group, Inc.	5,030	2,666,805
Universal Health Services, Inc. Class B	8,669	1,221,375
		19,407,175

LVIP Invesco Select Equity Income Managed Volatility Fund–9

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Technology–0.06%
†Veeva Systems, Inc. Class A	1,605	$ 259,015
		259,015
Hotels, Restaurants & Leisure–2.05%
†Airbnb, Inc. Class A	3,022	258,381
†Booking Holdings, Inc.	756	1,523,552
†Carnival Corp.	31,200	251,472
†Chipotle Mexican Grill, Inc.	194	269,173
†Expedia Group, Inc.	3,005	263,238
Hilton Worldwide Holdings, Inc.	2,118	267,631
†Las Vegas Sands Corp.	35,358	1,699,659
Marriott International, Inc. Class A	1,827	272,022
McDonald's Corp.	8,163	2,151,195
Starbucks Corp.	18,077	1,793,238
Yum! Brands, Inc.	2,332	298,683
		9,048,244
Household Durables–0.21%
DR Horton, Inc.	3,572	318,408
Garmin Ltd.	3,246	299,573
Lennar Corp. Class A	3,431	310,506
		928,487
Household Products–0.34%
Church & Dwight Co., Inc.	3,804	306,641
Clorox Co.	2,013	282,484
Colgate-Palmolive Co.	3,800	299,402
Kimberly-Clark Corp.	2,212	300,279
Procter & Gamble Co.	2,064	312,820
		1,501,626
Industrial Conglomerates–0.20%
3M Co.	2,331	279,534
General Electric Co.	3,457	289,662
Honeywell International, Inc.	1,377	295,091
		864,287
Insurance–3.17%
Aflac, Inc.	4,165	299,630
Allstate Corp.	2,189	296,828
American International Group, Inc.	52,105	3,295,120
Aon PLC Class A	968	290,535
Arthur J Gallagher & Co.	1,520	286,581
Chubb Ltd.	1,383	305,090
Hartford Financial Services Group, Inc.	37,114	2,814,355
†Markel Corp.	232	305,658
Marsh & McLennan Cos., Inc.	1,764	291,907
MetLife, Inc.	3,913	283,184
Principal Financial Group, Inc.	3,250	272,740
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
Progressive Corp.	2,263	$ 293,534
Prudential Financial, Inc.	2,753	273,813
Travelers Cos., Inc.	14,291	2,679,420
Willis Towers Watson PLC	8,337	2,039,063
		14,027,458
Interactive Media & Services–0.49%
†Alphabet, Inc. Class A	3,033	267,602
†Match Group, Inc.	6,368	264,208
†Meta Platforms, Inc. Class A	9,100	1,095,094
†Pinterest, Inc. Class A	12,119	294,249
†Snap, Inc. Class A	28,086	251,370
		2,172,523
Internet & Direct Marketing Retail–0.56%
†Amazon.com, Inc.	17,672	1,484,448
†Coupang, Inc.	15,006	220,738
†DoorDash, Inc. Class A	5,069	247,468
eBay, Inc.	6,468	268,228
†MercadoLibre, Inc.	307	259,796
		2,480,678
IT Services–2.90%
Accenture PLC Class A	3,899	1,040,409
†Akamai Technologies, Inc.	3,242	273,301
Automatic Data Processing, Inc.	1,154	275,644
†Block, Inc.	4,489	282,089
Cognizant Technology Solutions Corp. Class A	34,571	1,977,116
†EPAM Systems, Inc.	865	283,495
Fidelity National Information Services, Inc.	4,735	321,270
†Fiserv, Inc.	14,621	1,477,745
†FleetCor Technologies, Inc.	1,568	288,010
Global Payments, Inc.	3,015	299,450
International Business Machines Corp.	2,001	281,921
Mastercard, Inc. Class A	848	294,875
†Okta, Inc.	5,848	399,594
Paychex, Inc.	2,445	282,544
†PayPal Holdings, Inc.	19,843	1,413,218
†Snowflake, Inc. Class A	2,021	290,094
†Twilio, Inc. Class A	5,999	293,711
†VeriSign, Inc.	1,498	307,749
Visa, Inc. Class A	13,087	2,718,955
		12,801,190
Life Sciences Tools & Services–1.21%
Agilent Technologies, Inc.	2,021	302,443
Danaher Corp.	1,119	297,005
†Illumina, Inc.	1,340	270,948
†IQVIA Holdings, Inc.	1,382	283,158

LVIP Invesco Select Equity Income Managed Volatility Fund–10

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Life Sciences Tools & Services (continued)
†Mettler-Toledo International, Inc.	208	$ 300,654
Thermo Fisher Scientific, Inc.	5,954	3,278,808
†Waters Corp.	905	310,035
West Pharmaceutical Services, Inc.	1,313	309,014
		5,352,065
Machinery–1.80%
Caterpillar, Inc.	5,218	1,250,024
Cummins, Inc.	1,180	285,902
Deere & Co.	713	305,706
Dover Corp.	2,118	286,798
Fortive Corp.	4,436	285,013
Illinois Tool Works, Inc.	1,302	286,831
Otis Worldwide Corp.	3,735	292,488
PACCAR, Inc.	2,845	281,570
Parker-Hannifin Corp.	15,202	4,423,782
Stanley Black & Decker, Inc.	3,684	276,742
		7,974,856
Media–1.64%
†Charter Communications, Inc. Class A	3,884	1,317,064
Comcast Corp. Class A	113,913	3,983,537
Fox Corp. Class A	9,553	290,125
†Liberty Broadband Corp. Class C	3,425	261,225
†Liberty Media Corp.-Liberty Formula One Class C	5,042	301,411
Omnicom Group, Inc.	3,764	307,029
Paramount Global Class B	15,834	267,278
Sirius XM Holdings, Inc.	46,238	270,030
†Trade Desk, Inc. Class A	5,937	266,156
		7,263,855
Metals & Mining–0.47%
Barrick Gold Corp.	52,518	902,259
Freeport-McMoRan, Inc.	7,996	303,848
Newmont Corp.	6,440	303,968
Nucor Corp.	2,080	274,165
Southern Copper Corp.	5,009	302,493
		2,086,733
Multiline Retail–0.63%
Dollar General Corp.	1,131	278,509
†Dollar Tree, Inc.	1,781	251,905
Target Corp.	15,005	2,236,345
		2,766,759
Multi-Utilities–1.40%
Ameren Corp.	3,428	304,818
CMS Energy Corp.	4,844	306,770
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Multi-Utilities (continued)
Consolidated Edison, Inc.	3,106	$ 296,033
Dominion Energy, Inc.	35,830	2,197,096
DTE Energy Co.	2,578	302,992
Public Service Enterprise Group, Inc.	36,042	2,208,293
Sempra Energy	1,872	289,299
WEC Energy Group, Inc.	3,087	289,437
		6,194,738
Oil, Gas & Consumable Fuels–6.90%
Cheniere Energy, Inc.	1,761	264,080
Chevron Corp.	43,200	7,753,968
ConocoPhillips	66,221	7,814,078
Coterra Energy, Inc.	11,108	272,924
Devon Energy Corp.	28,443	1,749,529
Diamondback Energy, Inc.	1,891	258,651
EOG Resources, Inc.	2,095	271,344
Exxon Mobil Corp.	58,911	6,497,883
Hess Corp.	2,052	291,015
Kinder Morgan, Inc.	16,040	290,003
Marathon Petroleum Corp.	2,438	283,759
Occidental Petroleum Corp.	4,147	261,219
ONEOK, Inc.	4,583	301,103
Phillips 66	4,324	450,042
Pioneer Natural Resources Co.	13,951	3,186,269
Valero Energy Corp.	2,147	272,368
Williams Cos., Inc.	8,729	287,184
		30,505,419
Personal Products–0.35%
Estee Lauder Cos., Inc. Class A	1,249	309,889
L'Oreal SA	3,516	1,255,571
		1,565,460
Pharmaceuticals–4.73%
Bristol-Myers Squibb Co.	31,212	2,245,703
Eli Lilly & Co.	4,857	1,776,885
GSK PLC	45,333	787,882
Johnson & Johnson	40,211	7,103,273
Merck & Co., Inc.	58,002	6,435,322
Pfizer, Inc.	6,026	308,772
Royalty Pharma PLC Class A	6,892	272,372
Sanofi	17,354	1,668,920
Zoetis, Inc.	1,994	292,221
		20,891,350
Professional Services–0.41%
Booz Allen Hamilton Holding Corp.	8,912	931,482
†CoStar Group, Inc.	3,657	282,613
Equifax, Inc.	1,476	286,875

LVIP Invesco Select Equity Income Managed Volatility Fund–11

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Professional Services (continued)
Verisk Analytics, Inc.	1,680	$ 296,386
		1,797,356
Real Estate Management & Development–0.62%
†CBRE Group, Inc. Class A	35,867	2,760,324
		2,760,324
Road & Rail–1.09%
CSX Corp.	66,257	2,052,642
Norfolk Southern Corp.	1,186	292,254
Old Dominion Freight Line, Inc.	990	280,942
†Uber Technologies, Inc.	10,202	252,295
Union Pacific Corp.	9,409	1,948,322
		4,826,455
Semiconductors & Semiconductor Equipment–2.73%
†Advanced Micro Devices, Inc.	4,016	260,116
Analog Devices, Inc.	8,807	1,444,612
Applied Materials, Inc.	2,784	271,106
Broadcom, Inc.	1,946	1,088,067
†Enphase Energy, Inc.	947	250,917
†GLOBALFOUNDRIES, Inc.	4,380	236,038
Intel Corp.	38,901	1,028,154
KLA Corp.	785	295,969
Lam Research Corp.	5,811	2,442,363
Marvell Technology, Inc.	6,715	248,724
Microchip Technology, Inc.	3,984	279,876
Micron Technology, Inc.	16,850	842,163
NVIDIA Corp.	1,917	280,151
NXP Semiconductors NV	6,577	1,039,363
†ON Semiconductor Corp.	4,078	254,345
QUALCOMM, Inc.	11,431	1,256,724
Skyworks Solutions, Inc.	3,132	285,419
Texas Instruments, Inc.	1,687	278,726
		12,082,833
Software–2.69%
†Adobe, Inc.	893	300,521
†ANSYS, Inc.	1,212	292,807
†Autodesk, Inc.	1,404	262,365
†Cadence Design Systems, Inc.	1,790	287,546
†Crowdstrike Holdings, Inc. Class A	2,126	223,846
†Datadog, Inc. Class A	3,861	283,783
†DocuSign, Inc.	6,326	350,587
†Fortinet, Inc.	5,666	277,011
Gen Digital, Inc.	12,888	276,190
†HubSpot, Inc.	1,066	308,213
Intuit, Inc.	3,942	1,534,305
Microsoft Corp.	13,252	3,178,095
Oracle Corp.	3,643	297,779
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Palantir Technologies, Inc. Class A	39,981	$ 256,678
†Palo Alto Networks, Inc.	1,764	246,149
Roper Technologies, Inc.	682	294,685
†Salesforce, Inc.	1,996	264,650
†ServiceNow, Inc.	740	287,320
†Splunk, Inc.	14,372	1,237,285
†Synopsys, Inc.	894	285,445
†Unity Software, Inc.	8,520	243,587
†VMware, Inc. Class A	2,506	307,636
†Workday, Inc. Class A	1,990	332,987
†Zoom Video Communications, Inc. Class A	3,619	245,151
		11,874,621
Specialty Retail–1.71%
†AutoZone, Inc.	120	295,942
Best Buy Co., Inc.	4,038	323,888
†CarMax, Inc.	4,439	270,291
Home Depot, Inc.	943	297,856
Lowe's Cos., Inc.	10,622	2,116,327
†O'Reilly Automotive, Inc.	352	297,098
Ross Stores, Inc.	2,702	313,621
TJX Cos., Inc.	41,668	3,316,773
†Ulta Beauty, Inc.	662	310,524
		7,542,320
Technology Hardware, Storage & Peripherals–0.36%
Apple, Inc.	1,953	253,753
Hewlett Packard Enterprise Co.	18,736	299,027
HP, Inc.	10,022	269,291
NetApp, Inc.	4,008	240,720
Seagate Technology Holdings PLC	5,414	284,831
†Western Digital Corp.	8,016	252,905
		1,600,527
Textiles, Apparel & Luxury Goods–0.35%
Columbia Sportswear Co.	8,021	702,479
†Lululemon Athletica, Inc.	849	272,003
NIKE, Inc. Class B	2,759	322,831
VF Corp.	8,932	246,612
		1,543,925
Tobacco–0.50%
Altria Group, Inc.	6,575	300,543
Philip Morris International, Inc.	18,943	1,917,221
		2,217,764
Trading Companies & Distributors–0.49%
Fastenal Co.	5,719	270,623
Ferguson PLC	12,932	1,641,976

LVIP Invesco Select Equity Income Managed Volatility Fund–12

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Trading Companies & Distributors (continued)
WW Grainger, Inc.	495	$ 275,344
		2,187,943
Water Utilities–0.07%
American Water Works Co., Inc.	1,981	301,944
		301,944
Wireless Telecommunication Services–0.56%
†T-Mobile U.S., Inc.	17,576	2,460,640
		2,460,640
Total Common Stock (Cost $289,578,606)		352,277,325
CONVERTIBLE PREFERRED STOCK–0.07%
AMG Capital Trust II 5.15%, expiration date 10/15/37	6,068	312,502
Total Convertible Preferred Stock (Cost $294,815)		312,502
PREFERRED STOCK–0.01%
•Wells Fargo & Co. 5.85% (LIBOR03M + 3.09%)	1,089	25,058
Total Preferred Stock (Cost $28,728)		25,058

	Principal Amount°
AGENCY OBLIGATION–0.02%
Federal Home Loan Mortgage Corp. 6.75% 3/15/31	68,000	80,246
Total Agency Obligation (Cost $88,587)		80,246
CONVERTIBLE BONDS–2.87%
Airlines–0.07%
JetBlue Airways Corp. 0.50%, excercise price $0.50 4/1/26	248,000	180,811
Spirit Airlines, Inc. 1.00%, excercise price $1.00 5/15/26	174,000	140,070
		320,881
Biotechnology–0.27%
Alnylam Pharmaceuticals, Inc. 1.00%, excercise price $1.00 9/15/27	350,000	378,875
Halozyme Therapeutics, Inc.
0.25%, exercise price $0.25 3/1/27	715,000	692,209
1.00%, exercise price $1.00 8/15/28	86,000	101,319
		1,172,403
	Principal Amount°	Value (U.S. $)
CONVERTIBLE BONDS (continued)
Commercial Services–0.14%
Block, Inc. 0.13%, excercise price $0.13 3/1/25	653,000	$ 621,166
		621,166
Computers–0.08%
Western Digital Corp. 1.50%, excercise price $1.50 2/1/24	359,000	341,948
		341,948
Health Care Products–0.19%
Integra LifeSciences Holdings Corp. 0.50%, excercise price $0.50 8/15/25	615,000	596,242
Lantheus Holdings, Inc. 2.63%, excercise price $2.62 12/15/27	90,000	90,621
Tandem Diabetes Care, Inc. 1.50%, excercise price $1.50 5/1/25	186,000	168,256
		855,119
Health Care Services–0.12%
NextGen Healthcare, Inc. 3.75%, excercise price $3.75 11/15/27	117,000	121,709
Teladoc Health, Inc. 1.25%, excercise price $1.25 6/1/27	551,000	423,275
		544,984
Internet–0.46%
^Airbnb, Inc. 0.00%, excercise price $0.01 3/15/26	749,000	616,427
Booking Holdings, Inc. 0.75%, excercise price $0.75 5/1/25	61,000	81,246
Match Group Financeco 2, Inc. 0.88%, excercise price $0.87 6/15/26	250,000	221,406
Match Group Financeco 3, Inc. 2.00%, excercise price $2.00 1/15/30	277,000	238,774
Shopify, Inc. 0.13%, excercise price $0.13 11/1/25	502,000	428,582
Snap, Inc. 0.75%, excercise price $0.75 8/1/26	476,000	403,172
TripAdvisor, Inc. 0.25%, excercise price $0.25 4/1/26	49,000	39,127
		2,028,734
Media–0.50%
Cable One, Inc.
^0.00% 3/15/26	780,000	612,690
1.13%, exercise price $1.13 3/15/28	407,000	302,401

LVIP Invesco Select Equity Income Managed Volatility Fund–13

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CONVERTIBLE BONDS (continued)
Media (continued)
DISH Network Corp. 3.38%, excercise price $3.37 8/15/26	883,000	$ 553,199
Liberty Broadband Corp. 1.25%, excercise price $1.25 9/30/50	383,000	369,595
Liberty Latin America Ltd. 2.00%, excercise price $2.00 7/15/24	396,000	351,450
Liberty Media Corp-Liberty Formula One 2.25%, excercise price $2.25 8/15/27	46,000	43,953
		2,233,288
Miscellaneous Manufacturing–0.09%
John Bean Technologies Corp. 0.25%, excercise price $0.25 5/15/26	475,000	407,788
		407,788
Oil & Gas–0.03%
Northern Oil & Gas, Inc. 3.63%, excercise price $3.62 4/15/29	118,000	126,850
		126,850
Pharmaceuticals–0.29%
Jazz Investments I Ltd. 2.00%, excercise price $2.00 6/15/26	249,000	295,999
Neurocrine Biosciences, Inc. 2.25%, excercise price $2.25 5/15/24	251,000	395,702
Pacira BioSciences, Inc. 0.75%, excercise price $0.75 8/1/25	476,000	428,697
Supernus Pharmaceuticals, Inc. 0.63%, excercise price $0.62 4/1/23	158,000	155,235
		1,275,633
Semiconductors–0.25%
Microchip Technology, Inc. 0.13%, excercise price $0.13 11/15/24	688,000	737,880
Wolfspeed, Inc. 0.25%, excercise price $0.25 2/15/28	404,000	349,258
		1,087,138
Software–0.38%
^Dropbox, Inc. 0.00% 3/1/26	768,000	693,504
	Principal Amount°	Value (U.S. $)
CONVERTIBLE BONDS (continued)
Software (continued)
Splunk, Inc. 1.13%, excercise price $1.13 6/15/27	1,146,000	$ 966,995
		1,660,499
Total Convertible Bonds (Cost $13,881,350)		12,676,431
CORPORATE BONDS–4.59%
Advertising–0.02%
Omnicom Group, Inc./Omnicom Capital, Inc. 3.60% 4/15/26	80,000	76,742
		76,742
Aerospace & Defense–0.07%
Boeing Co. 5.81% 5/1/50	265,000	245,702
Lockheed Martin Corp. 4.15% 6/15/53	54,000	45,799
Raytheon Technologies Corp. 4.45% 11/16/38	28,000	25,433
		316,934
Agriculture–0.07%
Altria Group, Inc. 5.80% 2/14/39	185,000	170,582
Philip Morris International, Inc.
3.60% 11/15/23	36,000	35,594
4.88% 11/15/43	108,000	94,415
		300,591
Airlines–0.02%
♦American Airlines Pass-Through Trust 3.70% 4/1/28	23,029	19,875
♦United Airlines Pass-Through Trust
3.50% 3/1/30	38,838	33,529
3.75% 9/3/26	29,181	26,851
4.15% 4/11/24	23,959	23,204
		103,459
Auto Manufacturers–0.12%
American Honda Finance Corp. 2.05% 1/10/23	220,000	219,915
General Motors Co. 6.60% 4/1/36	186,000	182,168
General Motors Financial Co., Inc. 5.25% 3/1/26	44,000	43,316
Honda Motor Co. Ltd. 2.97% 3/10/32	83,000	71,104
		516,503
Banks–0.63%
Bank of America Corp.
μ2.57% 10/20/32	137,000	107,299
3.25% 10/21/27	275,000	253,913

LVIP Invesco Select Equity Income Managed Volatility Fund–14

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Citigroup, Inc.
μ3.67% 7/24/28	49,000	$ 45,001
4.75% 5/18/46	34,000	28,253
5.30% 5/6/44	22,000	19,812
6.68% 9/13/43	299,000	319,545
Goldman Sachs Group, Inc.
μ2.91% 7/21/42	50,000	34,001
4.25% 10/21/25	275,000	268,385
μHSBC Holdings PLC 2.63% 11/7/25	400,000	375,653
JPMorgan Chase & Co.
3.20% 6/15/26	36,000	33,988
μ3.51% 1/23/29	327,000	296,763
μ3.90% 1/23/49	102,000	78,150
μ4.26% 2/22/48	46,000	37,616
Morgan Stanley 4.00% 7/23/25	61,000	59,566
PNC Financial Services Group, Inc. 3.45% 4/23/29	291,000	265,994
U.S. Bancorp 3.10% 4/27/26	208,000	196,459
Wells Fargo & Co.
3.55% 9/29/25	59,000	56,739
4.10% 6/3/26	40,000	38,730
4.65% 11/4/44	333,000	280,311
		2,796,178
Beverages–0.07%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
4.70% 2/1/36	91,000	85,944
4.90% 2/1/46	101,000	91,817
Heineken NV 3.50% 1/29/28	90,000	84,995
Molson Coors Beverage Co. 4.20% 7/15/46	34,000	26,362
		289,118
Chemicals–0.00%
Sherwin-Williams Co. 4.50% 6/1/47	14,000	11,749
		11,749
Computers–0.09%
Apple, Inc. 3.35% 2/9/27	30,000	28,684
Dell International LLC/EMC Corp.
5.45% 6/15/23	15,000	15,009
6.02% 6/15/26	335,000	341,752
		385,445
Diversified Financial Services–0.65%
Air Lease Corp.
3.00% 9/15/23	6,000	5,898
4.25% 9/15/24	38,000	37,179
Aircastle Ltd. 4.40% 9/25/23	304,000	300,972
American Express Co.
3.38% 5/3/24	360,000	352,670
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
American Express Co. (continued)
3.63% 12/5/24	30,000	$ 29,207
Aviation Capital Group LLC 4.88% 10/1/25	66,000	62,193
Capital One Financial Corp. 3.20% 1/30/23	317,000	317,000
GS Finance Corp.
=^0.00% 7/19/29	890,000	869,352
^0.00% 7/30/29	896,000	860,160
Synchrony Financial 3.95% 12/1/27	54,000	48,160
		2,882,791
Electric–0.22%
Electricite de France SA 4.88% 1/22/44	84,000	67,520
Georgia Power Co. 3.70% 1/30/50	51,000	37,970
National Rural Utilities Cooperative Finance Corp. 2.75% 4/15/32	151,000	124,213
NextEra Energy Capital Holdings, Inc.
0.65% 3/1/23	395,000	392,295
3.55% 5/1/27	50,000	47,106
Oglethorpe Power Corp. 4.55% 6/1/44	52,000	40,257
PPL Electric Utilities Corp. 6.25% 5/15/39	4,000	4,308
Sempra Energy 3.80% 2/1/38	54,000	44,282
Xcel Energy, Inc.
0.50% 10/15/23	94,000	90,589
3.50% 12/1/49	143,000	104,293
		952,833
Electronics–0.01%
Avnet, Inc. 4.63% 4/15/26	64,000	61,577
		61,577
Entertainment–0.10%
Warnermedia Holdings, Inc.
3.79% 3/15/25	248,000	236,877
5.05% 3/15/42	122,000	93,340
5.14% 3/15/52	152,000	110,499
		440,716
Food–0.01%
Ingredion, Inc. 6.63% 4/15/37	23,000	22,689
		22,689
Forest Products & Paper–0.00%
International Paper Co. 6.00% 11/15/41	22,000	21,929
		21,929

LVIP Invesco Select Equity Income Managed Volatility Fund–15

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Gas–0.01%
NiSource, Inc. 4.38% 5/15/47	54,000	$ 45,151
		45,151
Health Care Products–0.00%
Medtronic, Inc. 4.38% 3/15/35	23,000	21,739
		21,739
Health Care Services–0.11%
Humana, Inc. 0.65% 8/3/23	365,000	355,587
Laboratory Corp. of America Holdings 4.70% 2/1/45	23,000	19,707
UnitedHealth Group, Inc. 3.50% 8/15/39	135,000	110,333
		485,627
Insurance–0.38%
Allstate Corp. 3.28% 12/15/26	28,000	26,584
American Equity Investment Life Holding Co. 5.00% 6/15/27	244,000	231,042
Athene Global Funding 2.75% 6/25/24	250,000	237,788
Brighthouse Financial, Inc. 3.85% 12/22/51	292,000	184,321
Guardian Life Global Funding 2.90% 5/6/24	291,000	282,605
Jackson National Life Global Funding 3.25% 1/30/24	42,000	41,011
Liberty Mutual Group, Inc. 3.95% 5/15/60	88,000	57,634
Markel Corp.
5.00% 3/30/43	34,000	28,954
5.00% 5/20/49	273,000	237,982
Nationwide Financial Services, Inc. 5.30% 11/18/44	40,000	34,703
PartnerRe Finance B LLC 3.70% 7/2/29	210,000	189,451
Prudential Financial, Inc. 3.91% 12/7/47	14,000	11,149
Reinsurance Group of America, Inc. 4.70% 9/15/23	34,000	33,838
Travelers Cos., Inc. 4.60% 8/1/43	60,000	53,365
Willis North America, Inc. 3.60% 5/15/24	22,000	21,400
		1,671,827
Internet–0.07%
Amazon.com, Inc. 2.88% 5/12/41	444,000	331,229
		331,229
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Machinery Diversified–0.01%
Rockwell Automation, Inc. 1.75% 8/15/31	50,000	$ 39,585
		39,585
Media–0.19%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.91% 7/23/25	80,000	78,408
Comcast Corp.
2.89% 11/1/51	34,000	21,836
2.94% 11/1/56	24,000	14,842
3.15% 3/1/26	159,000	151,347
3.90% 3/1/38	74,000	63,771
4.15% 10/15/28	315,000	302,068
Cox Communications, Inc. 2.95% 10/1/50	58,000	34,774
Discovery Communications LLC 4.90% 3/11/26	53,000	51,395
Paramount Global 4.00% 1/15/26	53,000	50,820
TWDC Enterprises 18 Corp. 3.00% 2/13/26	53,000	50,187
		819,448
Metal Fabricate & Hardware–0.01%
Precision Castparts Corp. 2.50% 1/15/23	32,000	31,971
		31,971
Mining–0.00%
Rio Tinto Finance USA Ltd. 7.13% 7/15/28	18,000	19,817
		19,817
Miscellaneous Manufacturing–0.08%
Siemens Financieringsmaatschappij NV 0.40% 3/11/23	360,000	357,142
		357,142
Oil & Gas–0.16%
BP Capital Markets America, Inc. 2.94% 6/4/51	208,000	136,948
Chevron Corp. 2.95% 5/16/26	135,000	128,037
ConocoPhillips Co. 4.15% 11/15/34	20,000	17,325
Exxon Mobil Corp.
2.71% 3/6/25	78,000	74,585
3.04% 3/1/26	156,000	148,787
Shell International Finance BV 3.25% 5/11/25	156,000	151,161

LVIP Invesco Select Equity Income Managed Volatility Fund–16

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Valero Energy Corp. 4.00% 6/1/52	77,000	$ 57,844
		714,687
Pharmaceuticals–0.22%
AbbVie, Inc.
4.05% 11/21/39	223,000	190,877
4.50% 5/14/35	64,000	59,284
4.85% 6/15/44	86,000	78,774
Becton Dickinson & Co. 4.88% 5/15/44	35,000	29,329
Bristol-Myers Squibb Co. 4.13% 6/15/39	108,000	96,095
Cigna Corp. 4.80% 8/15/38	328,000	304,395
CVS Health Corp. 3.38% 8/12/24	34,000	33,142
♦CVS Pass-Through Trust 6.04% 12/10/28	147,018	144,817
GlaxoSmithKline Capital, Inc. 6.38% 5/15/38	6,000	6,787
Mead Johnson Nutrition Co. 4.13% 11/15/25	4,000	3,917
Zoetis, Inc. 4.70% 2/1/43	32,000	28,694
		976,111
Pipelines–0.25%
Cameron LNG LLC 3.70% 1/15/39	90,000	71,291
Energy Transfer LP
4.20% 9/15/23	170,000	168,933
4.90% 3/15/35	32,000	28,496
5.00% 5/15/50	106,000	84,687
5.30% 4/1/44	58,000	48,968
Enterprise Products Operating LLC
4.25% 2/15/48	68,000	54,564
6.45% 9/1/40	2,000	2,086
Kinder Morgan, Inc.
4.30% 6/1/25	125,000	122,586
5.30% 12/1/34	38,000	35,562
MPLX LP
4.50% 7/15/23	389,000	387,427
4.50% 4/15/38	78,000	65,705
Spectra Energy Partners LP 4.50% 3/15/45	48,000	39,622
Texas Eastern Transmission LP 7.00% 7/15/32	16,000	17,462
		1,127,389
Private Equity–0.11%
Apollo Management Holdings LP 4.00% 5/30/24	270,000	261,927
Brookfield Asset Management, Inc. 4.00% 1/15/25	40,000	39,105
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Private Equity (continued)
KKR Group Finance Co. III LLC 5.13% 6/1/44	28,000	$ 24,299
KKR Group Finance Co. XII LLC 4.85% 5/17/32	161,000	150,316
		475,647
Real Estate Investment Trusts–0.23%
American Tower Corp. 1.60% 4/15/26	137,000	121,805
Crown Castle, Inc.
2.50% 7/15/31	224,000	180,512
4.75% 5/15/47	4,000	3,392
CubeSmart LP 2.50% 2/15/32	166,000	126,906
EPR Properties 4.75% 12/15/26	154,000	138,372
Kimco Realty Corp. 3.20% 4/1/32	185,000	153,026
LifeStorage LP 3.50% 7/1/26	40,000	37,368
Regency Centers LP
2.95% 9/15/29	240,000	201,436
4.65% 3/15/49	69,000	54,877
		1,017,694
Retail–0.08%
Lowe's Cos., Inc. 4.25% 4/1/52	72,000	57,082
Starbucks Corp. 3.55% 8/15/29	300,000	276,436
Walgreens Boots Alliance, Inc. 4.50% 11/18/34	40,000	34,937
		368,455
Semiconductors–0.09%
Broadcom, Inc. 3.47% 4/15/34	60,000	47,864
Marvell Technology, Inc. 2.45% 4/15/28	192,000	162,517
Micron Technology, Inc.
3.37% 11/1/41	28,000	18,695
4.66% 2/15/30	100,000	90,697
NXP BV/NXP Funding LLC 5.35% 3/1/26	64,000	63,632
Texas Instruments, Inc. 2.63% 5/15/24	20,000	19,450
		402,855
Software–0.18%
Fiserv, Inc. 3.80% 10/1/23	138,000	136,530
Microsoft Corp. 3.50% 2/12/35	36,000	32,518
Oracle Corp. 3.60% 4/1/40	175,000	128,382
Salesforce, Inc. 2.70% 7/15/41	217,000	154,878
Take-Two Interactive Software, Inc. 3.70% 4/14/27	51,000	47,992
VMware, Inc. 1.00% 8/15/24	239,000	222,389
Workday, Inc. 3.50% 4/1/27	76,000	71,027
		793,716

LVIP Invesco Select Equity Income Managed Volatility Fund–17

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications–0.21%
AT&T, Inc.
3.50% 9/15/53	220,000	$ 148,486
3.55% 9/15/55	14,000	9,341
3.80% 12/1/57	161,000	111,079
4.30% 2/15/30	30,000	28,248
Rogers Communications, Inc.
4.30% 2/15/48	136,000	102,504
4.50% 3/15/43	52,000	42,097
T-Mobile USA, Inc.
2.70% 3/15/32	170,000	137,351
3.40% 10/15/52	118,000	79,290
Verizon Communications, Inc.
3.38% 2/15/25	186,000	180,208
3.40% 3/22/41	92,000	69,175
		907,779
Transportation–0.12%
Burlington Northern Santa Fe LLC 3.85% 9/1/23	105,000	104,144
Canadian Pacific Railway Co. 3.00% 12/2/41	63,000	47,496
CSX Corp. 5.50% 4/15/41	34,000	33,920
FedEx Corp. 4.90% 1/15/34	38,000	35,911
Norfolk Southern Corp. 3.40% 11/1/49	103,000	73,950
Union Pacific Corp.
3.20% 5/20/41	161,000	126,315
3.65% 2/15/24	9,000	8,861
3.84% 3/20/60	51,000	39,397
4.15% 1/15/45	39,000	31,939
United Parcel Service, Inc. 3.40% 11/15/46	22,000	16,992
		518,925
Total Corporate Bonds (Cost $22,949,061)		20,306,048
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS–4.17%
U.S. Treasury Bonds
4.50% 2/15/36	1,088,200	$ 1,161,186
4.50% 8/15/39	3,600	3,817
4.38% 5/15/40	7,200	7,489
3.00% 8/15/52	974,400	802,814
4.00% 11/15/42	824,300	807,041
U.S. Treasury Notes
4.13% 11/15/32	950,500	969,955
4.50% 11/30/24	8,261,700	8,262,023
3.88% 11/30/27	566,200	563,104
3.88% 11/30/29	3,190,200	3,168,766
4.00% 12/15/25	2,715,500	2,698,104
Total U.S. Treasury Obligations (Cost $18,713,189)		18,444,299

	Number of Shares
Money Market Fund–8.11%
State Street Institutional U.S. Government Money Market Fund –Premier Class (seven-day effective yield 4.12%)	35,853,019	35,853,019
Total Money Market Fund (Cost $35,853,019)		35,853,019

TOTAL INVESTMENTS–99.53% (Cost $381,387,355)	439,974,928
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.47%	2,090,825
NET ASSETS APPLICABLE TO 36,743,090 SHARES OUTSTANDING–100.00%	$442,065,753
NET ASSET VALUE PER SHARE–LVIP INVESCO SELECT EQUITY INCOME MANAGED VOLATILITY FUND STANDARD CLASS ($2,741,360 / 227,470 Shares)	$12.052
NET ASSET VALUE PER SHARE–LVIP INVESCO SELECT EQUITY INCOME MANAGED VOLATILITY FUND SERVICE CLASS ($439,324,393 / 36,515,620 Shares)	$12.031
LVIP Invesco Select Equity Income Managed Volatility Fund–18

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$368,348,618
Distributable earnings/(accumulated loss)	73,717,135
TOTAL NET ASSETS	$442,065,753

† Non-income producing.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
^ Zero coupon security. The rate shown is the yield at the time of purchase.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2022. Rate will reset at a future date.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
★ Includes $1,520,091 cash collateral held at broker for futures contracts, $30,967 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $55,009 payable for securities purchased, $207,060 payable for fund shares redeemed, $80,870 other accrued expenses payable, $359,828 due to manager and affiliates and $89,567 variation margin due to broker on futures contracts as of December 31, 2022.

The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2022:
Foreign Currency Exchange Contracts
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BNY	EUR	(1,158,379)	USD	1,235,038	1/13/23	$ —	$(6,109)
BNY	GBP	(1,423,079)	USD	1,766,621	1/13/23	45,565	—
SSB	EUR	17,962	USD	(19,091)	1/13/23	155	—
SSB	EUR	(45,165)	USD	47,966	1/13/23	—	(426)
SSB	GBP	39,618	USD	(48,212)	1/13/23	—	(298)
SSB	GBP	(25,665)	USD	30,910	1/13/23	—	(129)
Total Foreign Currency Exchange Contracts						$45,720	$(6,962)
LVIP Invesco Select Equity Income Managed Volatility Fund–19

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
8	British Pound	$ 604,200	$ 610,746	3/13/23	$ —	$ (6,546)
8	Euro	1,075,400	1,058,218	3/13/23	17,182	—
8	Japanese Yen	770,700	742,111	3/13/23	28,589	—
					45,771	(6,546)
Equity Contracts:
8	E-mini MSCI Emerging Markets Index	383,760	388,830	3/17/23	—	(5,070)
63	E-mini S&P 500 Index	12,162,150	12,485,140	3/17/23	—	(322,990)
34	E-mini S&P MidCap 400 Index	8,304,840	8,533,256	3/17/23	—	(228,416)
25	Euro STOXX 50 Index	1,012,913	1,048,512	3/17/23	—	(35,599)
7	FTSE 100 Index	631,823	631,670	3/17/23	153	—
4	Nikkei 225 Index (OSE)	794,880	842,984	3/9/23	—	(48,104)
					153	(640,179)
Total Futures Contracts					$45,924	$(646,725)
The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022.

Summary of Abbreviations:
ADR–American Depositary Receipt
EUR–Euro
FTSE–Financial Times Stock Exchange
GBP–British Pound Sterling
HSBC–Hong Kong and Shanghai Banking Corporation
IT–Information Technology
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
LNG–Liquefied Natural Gas
MSCI–Morgan Stanley Capital International
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
SSB–State Street Bank
USD–United States Dollar
See accompanying notes, which are an integral part of the financial statements.
LVIP Invesco Select Equity Income Managed Volatility Fund–20

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends	$ 8,275,899
Interest	1,951,886
Foreign taxes withheld	(43,302)
10,184,483
EXPENSES:
Management fees	2,639,251
Distribution fees-Service Class	1,624,856
Accounting and administration expenses	155,854
Shareholder servicing fees	135,466
Professional fees	48,372
Custodian fees	32,221
Pricing fees	31,031
Trustees’ fees and expenses	15,407
Reports and statements to shareholders	13,689
Consulting fees	3,625
Other	13,275
4,713,047
Less:
Expenses reimbursed	(448,941)
Total operating expenses	4,264,106
NET INVESTMENT INCOME	5,920,377
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	14,849,956
Foreign currencies	56,489
Foreign currency exchange contracts	196,594
Futures contracts	4,659,845
Net realized gain	19,762,884
Net change in unrealized appreciation (depreciation) of:
Investments	(62,289,130)
Foreign currencies	(5,752)
Foreign currency exchange contracts	102,117
Futures contracts	(945,233)
Net change in unrealized appreciation (depreciation)	(63,137,998)
NET REALIZED AND UNREALIZED LOSS	(43,375,114)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(37,454,737)
See accompanying notes, which are an integral part of the financial statements.
LVIP Invesco Select Equity Income Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 5,920,377	$ 4,597,266
Net realized gain	19,762,884	51,905,881
Net change in unrealized appreciation (depreciation)	(63,137,998)	40,322,992
Net increase (decrease) in net assets resulting from operations	(37,454,737)	96,826,139
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(282,357)	(94,896)
Service Class	(44,613,445)	(13,528,304)
	(44,895,802)	(13,623,200)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	167,364	278,095
Service Class	29,121,484	11,136,806
Reinvestment of dividends and distributions:
Standard Class	282,357	94,896
Service Class	44,613,445	13,528,304
	74,184,650	25,038,101
Cost of shares redeemed:
Standard Class	(463,390)	(385,263)
Service Class	(77,645,434)	(89,450,888)
	(78,108,824)	(89,836,151)
Decrease in net assets derived from capital share transactions	(3,924,174)	(64,798,050)
NET INCREASE (DECREASE) IN NET ASSETS	(86,274,713)	18,404,889
NET ASSETS:
Beginning of year	528,340,466	509,935,577
End of year	$442,065,753	$528,340,466
See accompanying notes, which are an integral part of the financial statements.
LVIP Invesco Select Equity Income Managed Volatility Fund–21

LVIP Invesco Select Equity Income Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Invesco Select Equity Income Managed Volatility Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20 [1]	12/31/19 [2]	12/31/18
Net asset value, beginning of period	$ 14.468	$ 12.356	$ 11.938	$ 10.135	$ 11.368
Income (loss) from investment operations:
Net investment income[3]	0.213	0.169	0.192	0.205	0.135
Net realized and unrealized gain (loss)	(1.284)	2.376	0.643	1.790	(1.171)
Total from investment operations	(1.071)	2.545	0.835	1.995	(1.036)
Less dividends and distributions from:
Net investment income	(0.233)	(0.207)	(0.188)	(0.189)	(0.197)
Net realized gain	(1.112)	(0.226)	(0.229)	(0.003)	—
Total dividends and distributions	(1.345)	(0.433)	(0.417)	(0.192)	(0.197)
Net asset value, end of period	$ 12.052	$ 14.468	$ 12.356	$ 11.938	$ 10.135
Total return[4]	(6.92%)	20.60%	7.32%	19.68%	(9.12%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 2,741	$ 3,262	$ 2,797	$ 2,461	$ 90
Ratio of expenses to average net assets[5]	0.57%	0.57%	0.57%	0.55%	0.14%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.67%	0.66%	0.72%	0.76%	0.75%
Ratio of net investment income to average net assets	1.61%	1.21%	1.72%	1.81%	1.19%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.51%	1.12%	1.57%	1.60%	0.58%
Portfolio turnover	74%	86%	65%	115%	12%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective February 11, 2019, Invesco Advisers, Inc. and Invesco Capital Management, LLC were added as sub-advisers to the Fund each responsible for the day-to-day management of a portion of the Fund's investment portfolio.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invested prior to February 11, 2019.
See accompanying notes, which are an integral part of the financial statements.
LVIP Invesco Select Equity Income Managed Volatility Fund–22

LVIP Invesco Select Equity Income Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Invesco Select Equity Income Managed Volatility Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20 [1]	12/31/19 [2]	12/31/18
Net asset value, beginning of period	$ 14.447	$ 12.338	$ 11.925	$ 10.135	$ 11.365
Income (loss) from investment operations:
Net investment income[3]	0.166	0.120	0.152	0.164	0.095
Net realized and unrealized gain (loss)	(1.282)	2.370	0.638	1.789	(1.168)
Total from investment operations	(1.116)	2.490	0.790	1.953	(1.073)
Less dividends and distributions from:
Net investment income	(0.188)	(0.155)	(0.148)	(0.160)	(0.157)
Net realized gain	(1.112)	(0.226)	(0.229)	(0.003)	—
Total dividends and distributions	(1.300)	(0.381)	(0.377)	(0.163)	(0.157)
Net asset value, end of period	$ 12.031	$ 14.447	$ 12.338	$ 11.925	$ 10.135
Total return[4]	(7.26%)	20.19%	6.94%	19.26%	(9.44%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$439,324	$525,078	$507,139	$507,045	$131,744
Ratio of expenses to average net assets[5]	0.92%	0.92%	0.92%	0.90%	0.49%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.02%	1.01%	1.07%	1.11%	1.10%
Ratio of net investment income to average net assets	1.26%	0.86%	1.37%	1.46%	0.84%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.16%	0.77%	1.22%	1.25%	0.23%
Portfolio turnover	74%	86%	65%	115%	12%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	Effective February 11, 2019, Invesco Advisers, Inc. and Invesco Capital Management, LLC were added as sub-advisers to the Fund each responsible for the day-to-day management of a portion of the Fund's investment portfolio.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invested prior to February 11, 2019.
See accompanying notes, which are an integral part of the financial statements.
LVIP Invesco Select Equity Income Managed Volatility Fund–23

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Invesco Select Equity Income Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in
LVIP Invesco Select Equity Income Managed Volatility Fund–24

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2022, the value and cost of foreign currency held by the LVIP Invesco Select Equity Income Managed Volatility Fund is $23,024 and $23,350 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.
 Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation ("LIAC") is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.565% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.565% of the Fund’s average daily net assets for the Standard Class and 0.915% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2022, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2023	2024	2025	Total
LIAC	$ 592,352	$ 500,872	$ 448,941	$ 1,542,165
Invesco Advisers, Inc. ("Invesco Advisers") and Invesco Capital Management, LLC ("Invesco Capital") are sub-advisers to the Fund with each responsible for the day-to-day management of a portion of the Fund's investment portfolio. For these services, LIAC, not the Fund, pays Invesco Advisers and Invesco Captial a fee based on their managed portions of the Fund's average daily net assets.
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
LVIP Invesco Select Equity Income Managed Volatility Fund–25

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$33,421
Legal	5,945
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $7,512 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 30,967
Management fees payable to LIAC	215,858
Distribution fees payable to LFD	132,891
Shareholder servicing fees payable to Lincoln Life	11,079
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   For the year ended December 31, 2022, the Fund did not engage in any 17a-7 securities purchases or sales.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
During the year ended December 31, 2022, the Portfolio paid brokerage commissions to affiliated brokers/dealers:
Affiliate	Commission
Invesco Capital Markets, Inc.	$7,062
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$123,338,552
Purchases of U.S. government securities	193,986,919
Sales other than U.S. government securities	163,036,826
Sales of U.S. government securities	194,695,446
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$384,736,313
Aggregate unrealized appreciation of investments and derivatives	$ 80,498,931
Aggregate unrealized depreciation of investments and derivatives	(25,310,651)
Net unrealized appreciation of investments and derivatives	$ 55,188,280
LVIP Invesco Select Equity Income Managed Volatility Fund–26

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$352,277,325	$ —	$ —	$352,277,325
Convertible Preferred Stock	312,502	—	—	312,502
Preferred Stock	25,058	—	—	25,058
Agency Obligation	—	80,246	—	80,246
Convertible Bonds	—	12,676,431	—	12,676,431
Corporate Bonds
Advertising	—	76,742	—	76,742
Aerospace & Defense	—	316,934	—	316,934
Agriculture	—	300,591	—	300,591
Airlines	—	103,459	—	103,459
Auto Manufacturers	—	516,503	—	516,503
Banks	—	2,796,178	—	2,796,178
Beverages	—	289,118	—	289,118
Chemicals	—	11,749	—	11,749
Computers	—	385,445	—	385,445
Diversified Financial Services	—	2,013,439	869,352	2,882,791
Electric	—	952,833	—	952,833
Electronics	—	61,577	—	61,577
Entertainment	—	440,716	—	440,716
Food	—	22,689	—	22,689
Forest Products & Paper	—	21,929	—	21,929
Gas	—	45,151	—	45,151
Health Care Products	—	21,739	—	21,739
Health Care Services	—	485,627	—	485,627
Insurance	—	1,671,827	—	1,671,827
Internet	—	331,229	—	331,229
Machinery Diversified	—	39,585	—	39,585
Media	—	819,448	—	819,448
LVIP Invesco Select Equity Income Managed Volatility Fund–27

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Metal Fabricate & Hardware	$ —	$ 31,971	$ —	$ 31,971
Mining	—	19,817	—	19,817
Miscellaneous Manufacturing	—	357,142	—	357,142
Oil & Gas	—	714,687	—	714,687
Pharmaceuticals	—	976,111	—	976,111
Pipelines	—	1,127,389	—	1,127,389
Private Equity	—	475,647	—	475,647
Real Estate Investment Trusts	—	1,017,694	—	1,017,694
Retail	—	368,455	—	368,455
Semiconductors	—	402,855	—	402,855
Software	—	793,716	—	793,716
Telecommunications	—	907,779	—	907,779
Transportation	—	518,925	—	518,925
U.S. Treasury Obligations	—	18,444,299	—	18,444,299
Money Market Fund	35,853,019	—	—	35,853,019
Total Investments	$388,467,904	$50,637,672	$869,352	$439,974,928
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$ —	$45,720	$—	$ 45,720
Futures Contracts	$ 45,924	$ —	$—	$ 45,924
Liabilities:
Foreign Currency Exchange Contracts	$ —	$ (6,962)	$—	$ (6,962)
Futures Contracts	$(646,725)	$ —	$—	$(646,725)
During the year ended December 31, 2022, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$6,538,923	$13,623,200
Long-term capital gains	38,356,879	—
Total	$44,895,802	$13,623,200
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$18,528,855
Net unrealized appreciation	55,188,280
Distributable earnings/(accumulated loss)	$73,717,135
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
At December 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.
LVIP Invesco Select Equity Income Managed Volatility Fund–28

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	12,639	20,253
Service Class	2,220,233	805,025
Shares reinvested:
Standard Class	24,230	6,563
Service Class	3,847,400	937,037
	6,104,502	1,768,878
Shares redeemed:
Standard Class	(34,889)	(27,658)
Service Class	(5,897,821)	(6,499,099)
	(5,932,710)	(6,526,757)
Net increase (decrease)	171,792	(4,757,879)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2022, the Fund entered into foreign currency exchange contracts and foreign cross currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect
LVIP Invesco Select Equity Income Managed Volatility Fund–29

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2022, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
Fair values of derivative instruments as of December 31, 2022 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$45,720	Receivables and other assets net of liabilities	$ (6,962)
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	153	Receivables and other assets net of liabilities	(640,179)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	45,771	Receivables and other assets net of liabilities	(6,546)
Total		$91,644		$(653,687)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$ 196,594	$ 102,117
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	4,532,845	(968,985)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	127,000	23,752
Total		$4,856,439	$(843,116)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$791,292	$4,403,465
Futures contracts (average notional value)	16,496,609	11,495,766
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or
LVIP Invesco Select Equity Income Managed Volatility Fund–30

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
9. Risk Factors
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2022. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
LVIP Invesco Select Equity Income Managed Volatility Fund–31

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU was effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the Financial Conduct Authority (FCA), regulator of financial services firms and financial markets in the United Kingdom, announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023. In December 2022, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2022-06, Reference Rate Reform (Topic 848)-Deferral of the Sunset Date of Topic 848. The amendments in this update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management is currently evaluating the impact, if any, of applying this ASU.
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Invesco Select Equity Income Managed Volatility Fund–32

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Invesco Select Equity Income Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Invesco Select Equity Income Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP Invesco Select Equity Income Managed Volatility Fund–33

LVIP Invesco Select Equity Income Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with the subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”), of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar, Broadridge and the applicable subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The remaining 80-100% of the Fund’s net assets is managed by a subadviser according to the investment mandate (the “Underlying Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of the Fund and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board considered complex-wide information provided by Broadridge that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information by Broadridge. The Board also considered an impact analysis provided by LIAC of the overlay cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Invesco Select Equity Income Managed Volatility Fund–34

LVIP Invesco Select Equity Income Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Managed Volatility Sleeve to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LIAC management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s performance.
The Board considered that LIAC has delegated the day-to-day investment management of the Underlying Sleeve to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was within range of the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Managed Volatility Sleeve - Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA uses an affiliated investment adviser, SIMNA Ltd., as sub-subadviser, in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LIAC management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LIAC compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits they would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
Approved Underlying Sleeve-Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreements between LIAC and Invesco Advisers, Inc. and Invesco Capital Management LLC (together, the “Invesco Advisers”), each on behalf of the Fund, the Board considered the nature, extent and quality of services provided by the Invesco Advisers under each of the subadvisory agreements.  The Board reviewed the services provided, the
LVIP Invesco Select Equity Income Managed Volatility Fund–35

LVIP Invesco Select Equity Income Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approved Underlying Sleeve-Subadvisory Agreement (continued)
background of the investment professionals servicing the Fund and the reputation, resources and investment approach of the Invesco Advisers.  The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the Invesco Advisers manage the Underlying Sleeve.  In its review of performance, the Board considered the total return, standard deviation, and Sharpe ratio data provided by Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar Large Value funds category and a custom index (LVIP Invesco Select Equity Income Composite).  The Board concluded that the services provided by the Invesco Advisers were satisfactory.
Subadvisory Fee and Economies of Scale.  The Board reviewed the subadvisory fee schedules, two of which contain breakpoints.  The Board considered Invesco Advisers’ fees to comparable fee schedules provided.  The Board considered that LIAC compensates the Invesco Advisers from its fees and that the subadvisory fee schedules were negotiated between LIAC and the Invesco Advisers, which are unaffiliated with LIAC.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered that the subadvisory fee schedules were negotiated between LIAC and the Invesco Advisers, which are unaffiliated with LIAC, and that LIAC compensates the Invesco Advisers from its fees.  The Board reviewed materials provided by the Invesco Advisers as to any additional benefits they receive and considered that the Invesco Advisers may receive research and services from brokerage commissions paid by the Fund that may be shared with advisory affiliates.  The Board also noted that an affiliated broker may receive commissions for executing certain trades for the Fund and that Invesco Indexing, an affiliate of the Invesco Advisers, receives a licensing fee in connection with the Fund’s index sleeve or obtaining research with soft dollars.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Invesco Select Equity Income Managed Volatility Fund–36

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP Invesco Select Equity Income Managed Volatility Fund–37

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP Invesco Select Equity Income Managed Volatility Fund–38

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP Invesco Select Equity Income Managed Volatility Fund–39

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP Invesco Select Equity Income Managed Volatility Fund–40

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Invesco Select Equity Income Managed Volatility Fund–41

LVIP JPMorgan High Yield Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP JPMorgan High Yield Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP JPMorgan High Yield Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: J.P. Morgan Investment Management Inc.
The Fund returned (10.23%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index1, returned (11.18%).
2022 was the second worst return year in high yield history, with the market retracing over 11%.  The year began with a 4.3% market yield, before quickly climbing and ultimately doubling throughout the year.  Uniquely, the narrative for the historically challenging year was rates, although spreads did widen by more than 150bps.  While the war in Ukraine has certainly had an impact on global markets and economies, inflation prints and Federal Reserve policy decisions alternated dominating market sentiment and driving volatility higher and markets lower.  Add in post-COVID demand and a resilient labor market, both of which caused supply chain, inventory and wage pressure challenges for companies across sectors, and markets are left in unprecedented territory heading into 2023.  Similarly in uncharted territory, the high yield market is in a position of strength this late in the cycle.  Fundamentals, which peaked in late 2021, remain solid by most measurements, as companies have smartly paid down debt and refinanced at historically low levels.  Additionally, there are no secular pockets of weakness as there have been in prior cycles, and thus defaults have remained muted, although they will normalize in 2023.  Technicals turned from balanced to supportive throughout the year.  It was a record year for outflows and rising stars, -$47bn and $113bn, respectively.  New issuance was down nearly 80% following the record issuance years of 2020 and 2021.  The lack of supply outpaced the quiet demand.
Spreads widened 161bps to 493bps while yields increased 4.66% to 8.99% at the end of the year.  Higher quality led the way with BBs returning (-10.44%), single-Bs (-10.56%) while CCCs lagged at (-16.53%).  All sectors were negative in the year, with Energy, Transportation and Capital Goods leading the way while Retail, Healthcare and Media lagged.
New issuance was down 78% year-over-year as M&A financing evaporated following the volatile start to the year.  2022 gross issuance of $106.5bn and net of $56.0bn compares to $483.0bn and $192.3bn for the full year 2021.  Full year 2022 outflows of -$47.0bn is the largest outflow on record, narrowly surpassing 2018’s -$46.9bn outflow.  Rising stars outpaced fallen angels $113.0bn to $13.6bn during the year, marking the largest rising star volume on record.  Market technicals are supportive with low new issuance, retail outflows and net rising stars reducing the overall size of the high yield market.
The 12-month trailing par-weighted default rate ended the year at 0.84% after hitting an all-time low, 0.21%, in April.  Seven companies have defaulted in 2022, totaling $12.2bn in bonds, following $4.1bn in all of 2021, the lowest annual volume since 2007.  Distressed debt levels increased to 3.26% from 0.47% at the end of 2021, normalizing but not yet a cause for concern.  Of the major fixed income asset classes, high yield’s return of (-11.21%) (HUC0) trailed only 5-year
Treasuries (GA05) (-9.77%), and outperformed U.S. Aggregate (D0A0) (-13.31%), emerging markets (EMCB) (-14.40%), and high-grade credit (C0A0) (-15.44%).
Relative to the index, the Fund benefitted from strong security selection in Cable Satellite2, driven largely from our largest overweight positions; Independent Energy2, due to favorable oil and natural gas prices; and Technology, resulting from holdings of established business and avoidance of recent leveraged buyouts.
Conversely, the Fund’s relative performance was hindered by security selection in Pharmaceuticals, specifically our holdings in Bausch, Endo and Mallinckrodt; Consumer Products, due to inflationary and supply chain pressures; and an underweight to Gaming, specifically issuers with exposure to Macau2.
The Fund had a very modest exposure to High Yield CDX during the year.  There was no derivative exposure at year end.
Leveraged loans comprise a majority of the positions that explicitly reference LIBOR in the Fund.  As of 12/31/22, leveraged loans accounted for 4.34% of the market value of the Fund.  The Fund’s managers believe the LIBOR transition this year did not materially impact the Fund.
Amidst the second worst return year on record, high yield yields more than doubled, increasing 4.66%, while spreads widened 161bps and are nearing 500bps.  As evidenced by the move in yields and spreads, the majority of 2022’s pain was rate driven, and the high yield market proved relatively resilient throughout the year, outperforming higher quality fixed income and equities.  High yield issuer fundamentals peaked in late 2021, and although they normalized in 2022, they remain solid, and the asset class is entering 2023 from a position of strength.  Despite the wave of rising stars, BBs still account for more than 50% of the market and the default rate has been below 1% for 16 consecutive months.  The technical backdrop is positive; muted new issuance and rising stars outpacing fallen angels should keep supply tight while the ‘renters’ of high yield, who left the asset class in 2022, can only increase their allocation, and thus increase demand.  Valuations are attractive in a vacuum.  The high yield market is pricing in a default rate of approximately 4%, which is at the high end of our base case expectations.  Yields are materially greater than their 15-year average, and both yields and spreads offer an attractive entry point for long-term investors.  Finally, the high yield market has never experienced back-to-back negative returns years.  In fact, in five of the six years following a negative return year, the high yield market generated a positive double-digit return.  Cognizant of the macroeconomic headwinds and heightened geopolitical concerns entering 2023, we believe this is in an attractive entry point for long term investors.

LVIP JPMorgan High Yield Fund–1

LVIP JPMorgan High Yield Fund
2022 Annual Report Commentary (unaudited) (continued)
Portfolio Managers:
J.P. Morgan Investment Management Inc.:	James P. Shanahan Jr.
Robert Cook
Thomas Hauser
Jeffrey Lovell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP JPMorgan High Yield Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,094 for the Standard Class shares and to $13,745 for the Service Class shares. For comparison, look at how the Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index did over the same period. The same $10,000 investment would have increased to $14,839. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 10.23%
Five Years	+ 2.05%
Ten Years	+ 3.49%
Service Class Shares
One Year	- 10.46%
Five Years	+ 1.80%
Ten Years	+ 3.23%
1. Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index is an unmanaged, market value-weighted index that tracks the performance of non-investment grade, fixed rate, publicly placed, dollar-denominated, and non-convertible debt registered with the SEC. The index limits the maximum exposure to any one issuer to 2%. It is not possible to invest directly in an unmanaged index.
2. Securities not held as of 12/31/22.

LVIP JPMorgan High Yield Fund–2

LVIP JPMorgan High Yield Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,031.80	0.67%	$3.43
Service Class Shares	1,000.00	1,030.30	0.92%	4.71
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.90	0.67%	$3.41
Service Class Shares	1,000.00	1,020.60	0.92%	4.69

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP JPMorgan High Yield Fund–3

LVIP JPMorgan High Yield Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Convertible Bonds	0.21%
Corporate Bonds	90.65%
Advertising	0.90%
Aerospace & Defense	1.11%
Airlines	0.96%
Apparel	0.10%
Auto Manufacturers	2.48%
Auto Parts & Equipment	3.02%
Banks	0.79%
Beverages	0.22%
Biotechnology	0.23%
Building Materials	1.48%
Chemicals	2.50%
Commercial Services	3.89%
Computers	1.16%
Cosmetics & Personal Care	0.52%
Distribution/Wholesale	0.24%
Diversified Financial Services	1.30%
Electric	1.19%
Electrical Components & Equipment	1.01%
Electronics	1.09%
Engineering & Construction	0.81%
Entertainment	3.25%
Environmental Control	0.84%
Food	2.31%
Food Service	0.13%
Forest Products & Paper	0.06%
Gas	0.26%
Health Care Products	1.02%
Health Care Services	6.61%
Home Furnishings	0.32%
Household Products Wares	1.03%
Housewares	0.62%
Internet	1.36%
Iron & Steel	0.70%
Leisure Time	1.33%
Lodging	1.52%
Machinery Construction & Mining	0.32%
Machinery Diversified	0.20%
Media	11.97%
Metal Fabricate & Hardware	0.09%
Mining	0.94%
Office Business Equipment	0.21%
Oil & Gas	4.64%
Oil & Gas Services	0.27%
Packaging & Containers	2.29%
Security Type/Sector	Percentage of Net Assets
Pharmaceuticals	3.58%
Pipelines	5.38%
Real Estate	0.25%
Real Estate Investment Trusts	2.31%
Retail	3.07%
Semiconductors	0.95%
Software	0.87%
Telecommunications	6.73%
Toys Games Hobbies	0.21%
Transportation	0.01%
Loan Agreements	4.30%
Common Stock	1.70%
Preferred Stocks	0.56%
Rights	0.04%
Warrants	0.08%
Money Market Fund	0.92%
Total Investments	98.46%
Receivables and Other Assets Net of Liabilities	1.54%
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)#
BBB	11.04%
BB	52.54%
B	28.74%
CCC	6.57%
Below CCC	0.34%
Non-Rated	0.77%
Total	100.00%

#	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP JPMorgan High Yield Fund–4

LVIP JPMorgan High Yield Fund
Statement of Net Assets
December 31, 2022
	Principal Amount°	Value (U.S. $)
CONVERTIBLE BONDS–0.21%
DISH Network Corp. 3.38% exercise price $3.37, maturity date 8/15/26	1,404,000	$ 879,606
=@Gulfport Energy Corp. 10.00% exercise price $0.00, maturity date 1/3/23	71	373,460
Liberty Interactive LLC
3.75% exercise price $3.75, maturity date 2/15/30	129,107	43,896
4.00% exercise price $4.00, maturity date 11/15/29	174,698	58,524
Total Convertible Bonds (Cost $1,544,057)		1,355,486
CORPORATE BONDS–90.65%
Advertising–0.90%
Clear Channel Outdoor Holdings, Inc.
5.13% 8/15/27	2,666,000	2,310,089
7.50% 6/1/29	1,832,000	1,345,183
7.75% 4/15/28	1,245,000	908,861
National CineMedia LLC 5.88% 4/15/28	490,000	112,700
Stagwell Global LLC 5.63% 8/15/29	1,215,000	1,001,865
		5,678,698
Aerospace & Defense–1.11%
Bombardier, Inc.
7.50% 3/15/25	1,175,000	1,163,619
7.88% 4/15/27	330,000	320,092
Howmet Aerospace, Inc. 6.75% 1/15/28	1,400,000	1,417,500
Spirit AeroSystems, Inc.
7.50% 4/15/25	920,000	909,107
9.38% 11/30/29	618,000	650,569
TransDigm, Inc. 6.25% 3/15/26	2,499,000	2,464,489
Triumph Group, Inc. 8.88% 6/1/24	84,000	85,470
		7,010,846
Airlines–0.96%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
5.50% 4/20/26	1,509,347	1,451,458
5.75% 4/20/29	1,399,000	1,278,624
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50% 6/20/27	1,572,851	1,563,732
United Airlines Holdings, Inc. 4.88% 1/15/25	772,000	737,260
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Airlines (continued)
United Airlines, Inc. 4.38% 4/15/26	1,106,000	$ 1,025,180
		6,056,254
Apparel–0.10%
William Carter Co. 5.63% 3/15/27	685,000	657,065
		657,065
Auto Manufacturers–2.48%
Allison Transmission, Inc.
3.75% 1/30/31	662,000	544,495
5.88% 6/1/29	375,000	352,163
Ford Motor Credit Co. LLC
2.70% 8/10/26	376,000	326,518
2.90% 2/10/29	220,000	175,727
3.38% 11/13/25	1,003,000	906,725
3.82% 11/2/27	871,000	765,513
4.00% 11/13/30	907,000	744,502
4.13% 8/4/25	450,000	421,196
4.13% 8/17/27	2,028,000	1,815,060
4.27% 1/9/27	1,560,000	1,410,986
4.39% 1/8/26	725,000	675,309
4.54% 8/1/26	3,515,000	3,238,739
4.69% 6/9/25	1,315,000	1,251,178
5.13% 6/16/25	1,658,000	1,593,904
PM General Purchaser LLC 9.50% 10/1/28	1,096,000	835,427
Wabash National Corp. 4.50% 10/15/28	731,000	622,509
		15,679,951
Auto Parts & Equipment–3.02%
Adient Global Holdings Ltd. 4.88% 8/15/26	1,120,000	1,042,698
Allison Transmission, Inc. 4.75% 10/1/27	2,926,000	2,713,394
American Axle & Manufacturing, Inc.
5.00% 10/1/29	658,000	530,527
6.25% 3/15/26	593,000	553,722
6.50% 4/1/27	1,557,000	1,404,387
6.88% 7/1/28	1,119,000	997,644
Clarios Global LP 6.75% 5/15/25	936,000	938,164
Clarios Global LP/Clarios U.S. Finance Co.
6.25% 5/15/26	775,000	757,564
8.50% 5/15/27	2,070,000	2,021,348
Cooper-Standard Automotive, Inc.
5.63% 11/15/26	2,560,000	1,100,800
13.00% 6/1/24	1,852,000	1,926,080
LVIP JPMorgan High Yield Fund–5

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Auto Parts & Equipment (continued)
Dana, Inc.
5.38% 11/15/27	1,895,000	$ 1,757,832
5.63% 6/15/28	239,000	217,410
Dornoch Debt Merger Sub, Inc. 6.63% 10/15/29	1,315,000	922,546
Goodyear Tire & Rubber Co.
5.00% 7/15/29	1,042,000	869,184
5.25% 4/30/31	1,394,000	1,157,432
5.25% 7/15/31	236,000	193,034
		19,103,766
Banks–0.79%
μBank of America Corp.
6.10% 3/17/25	1,396,000	1,347,140
6.25% 9/5/24	845,000	811,505
μBarclays PLC
7.75% 9/15/23	527,000	514,510
8.00% 6/15/24	996,000	967,719
μCitigroup, Inc.
5.95% 5/15/25	370,000	333,259
6.25% 8/15/26	1,070,000	1,037,900
		5,012,033
Beverages–0.22%
Triton Water Holdings, Inc. 6.25% 4/1/29	1,761,000	1,412,568
		1,412,568
Biotechnology–0.23%
Emergent BioSolutions, Inc. 3.88% 8/15/28	1,130,000	561,689
Grifols Escrow Issuer SA 4.75% 10/15/28	1,026,000	885,920
		1,447,609
Building Materials–1.48%
Boise Cascade Co. 4.88% 7/1/30	190,000	165,372
Builders FirstSource, Inc.
4.25% 2/1/32	1,259,000	1,020,706
6.38% 6/15/32	864,000	811,509
Griffon Corp. 5.75% 3/1/28	1,610,000	1,473,150
JELD-WEN, Inc.
4.88% 12/15/27	1,200,000	903,204
6.25% 5/15/25	520,000	486,379
Masonite International Corp. 5.38% 2/1/28	196,000	181,224
MIWD Holdco II LLC/MIWD Finance Corp. 5.50% 2/1/30	784,000	624,182
PGT Innovations, Inc. 4.38% 10/1/29	526,000	440,389
Standard Industries, Inc.
3.38% 1/15/31	315,000	237,038
4.75% 1/15/28	2,346,000	2,111,142
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Building Materials (continued)
Standard Industries, Inc. (continued)
5.00% 2/15/27	445,000	$ 410,616
Summit Materials LLC/Summit Materials Finance Corp. 5.25% 1/15/29	554,000	515,788
		9,380,699
Chemicals–2.50%
Avient Corp. 7.13% 8/1/30	247,000	241,450
Axalta Coating Systems LLC 3.38% 2/15/29	713,000	588,343
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV 4.75% 6/15/27	2,024,000	1,870,986
Chemours Co.
4.63% 11/15/29	190,000	155,325
5.75% 11/15/28	1,958,000	1,758,734
CVR Partners LP/CVR Nitrogen Finance Corp. 6.13% 6/15/28	796,000	714,102
Element Solutions, Inc. 3.88% 9/1/28	1,260,000	1,071,000
INEOS Quattro Finance 2 Plc 3.38% 1/15/26	992,000	911,400
NOVA Chemicals Corp.
4.25% 5/15/29	824,000	673,620
4.88% 6/1/24	1,406,000	1,360,300
5.25% 6/1/27	1,056,000	948,523
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.
5.13% 4/1/29	1,457,000	943,728
5.38% 9/1/25	2,247,000	1,848,157
Valvoline, Inc. 4.25% 2/15/30	570,000	552,969
Venator Finance Sarl/Venator Materials LLC 9.50% 7/1/25	815,000	586,800
WR Grace Holdings LLC
4.88% 6/15/27	1,390,000	1,231,721
5.63% 8/15/29	396,000	319,679
		15,776,837
Commercial Services–3.89%
ADT Security Corp.
4.13% 8/1/29	1,056,000	898,082
4.88% 7/15/32	1,600,000	1,359,726
Allied Universal Holdco LLC/Allied Universal Finance Corp.
6.63% 7/15/26	374,000	342,210
9.75% 7/15/27	373,000	324,510

LVIP JPMorgan High Yield Fund–6

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Commercial Services (continued)
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl
4.63% 6/1/28	555,000	$ 458,391
4.63% 6/1/28	863,000	699,671
APi Group DE, Inc.
4.13% 7/15/29	625,000	518,013
4.75% 10/15/29	527,000	456,833
Ashtead Capital, Inc. 5.50% 8/11/32	631,000	603,532
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
5.38% 3/1/29	1,129,000	965,790
5.75% 7/15/27	1,362,000	1,235,334
5.75% 7/15/27	735,000	661,500
Brink's Co. 4.63% 10/15/27	1,443,000	1,320,345
CoreCivic, Inc. 8.25% 4/15/26	1,045,000	1,071,647
Garda World Security Corp.
6.00% 6/1/29	929,000	754,857
9.50% 11/1/27	1,285,000	1,237,604
Gartner, Inc.
3.63% 6/15/29	424,000	372,577
3.75% 10/1/30	190,000	163,774
4.50% 7/1/28	755,000	703,909
Herc Holdings, Inc. 5.50% 7/15/27	1,562,000	1,456,955
Hertz Corp.
4.63% 12/1/26	437,000	365,988
5.00% 12/1/29	1,451,000	1,100,729
5.50% 10/15/24	656,000	19,680
6.00% 1/15/28	2,613,000	222,105
7.13% 8/1/26	805,000	68,425
NESCO Holdings II, Inc. 5.50% 4/15/29	578,000	505,750
Prime Security Services Borrower LLC/Prime Finance, Inc.
3.38% 8/31/27	1,850,000	1,596,892
5.75% 4/15/26	1,132,000	1,089,550
Sabre Global, Inc. 7.38% 9/1/25	1,170,000	1,124,417
United Rentals North America, Inc.
4.88% 1/15/28	391,000	370,531
5.25% 1/15/30	2,310,000	2,170,430
5.50% 5/15/27	385,000	380,072
		24,619,829
Computers–1.16%
Ahead DB Holdings LLC 6.63% 5/1/28	710,000	570,662
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Computers (continued)
Booz Allen Hamilton, Inc. 3.88% 9/1/28	741,000	$ 656,498
Conduent Business Services LLC/Conduent State & Local Solutions, Inc. 6.00% 11/1/29	1,305,000	1,066,185
Exela Intermediate LLC/Exela Finance, Inc. 11.50% 7/15/26	1,344,000	228,480
NCR Corp.
5.00% 10/1/28	366,000	312,028
5.13% 4/15/29	851,000	711,711
5.75% 9/1/27	2,432,000	2,327,241
6.13% 9/1/29	1,105,000	1,033,236
Presidio Holdings, Inc. 4.88% 2/1/27	505,000	460,525
		7,366,566
Cosmetics & Personal Care–0.52%
Coty, Inc. 5.00% 4/15/26	1,155,000	1,095,254
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC 4.75% 1/15/29	610,000	552,050
Edgewell Personal Care Co.
4.13% 4/1/29	450,000	383,615
5.50% 6/1/28	1,360,000	1,271,913
		3,302,832
Distribution/Wholesale–0.24%
Wesco Aircraft Holdings, Inc.
8.50% 11/15/24	120,000	58,800
9.00% 11/15/26	2,062,000	1,381,540
13.13% 11/15/27	365,000	91,250
		1,531,590
Diversified Financial Services–1.30%
Coinbase Global, Inc.
3.38% 10/1/28	320,000	169,152
3.63% 10/1/31	320,000	154,116
•ILFC E-Capital Trust I 6.29% 12/21/65	640,000	377,600
•ILFC E-Capital Trust II 6.54% 12/21/65	1,566,000	1,010,070
Nationstar Mortgage Holdings, Inc.
5.13% 12/15/30	640,000	494,296
5.50% 8/15/28	644,000	525,125
5.75% 11/15/31	1,050,000	816,375
OneMain Finance Corp.
3.50% 1/15/27	305,000	252,531
4.00% 9/15/30	340,000	253,688
5.38% 11/15/29	200,000	163,580
6.13% 3/15/24	785,000	759,307

LVIP JPMorgan High Yield Fund–7

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
OneMain Finance Corp. (continued)
6.63% 1/15/28	410,000	$ 377,540
7.13% 3/15/26	597,000	567,676
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc.
2.88% 10/15/26	704,000	603,442
3.63% 3/1/29	1,062,000	841,569
4.00% 10/15/33	126,000	94,104
VistaJet Malta Finance PLC/XO Management Holding, Inc. 6.38% 2/1/30	918,000	736,075
		8,196,246
Electric–1.19%
Calpine Corp.
4.63% 2/1/29	901,000	773,107
5.00% 2/1/31	557,000	467,269
NextEra Energy Operating Partners LP 4.25% 9/15/24	89,000	82,743
NRG Energy, Inc.
3.38% 2/15/29	605,000	488,005
3.63% 2/15/31	411,000	312,441
3.88% 2/15/32	620,000	465,651
5.25% 6/15/29	1,020,000	900,395
5.75% 1/15/28	143,000	134,230
6.63% 1/15/27	563,000	558,243
PG&E Corp. 5.00% 7/1/28	803,000	733,013
Pike Corp. 5.50% 9/1/28	641,000	560,388
μVistra Corp. 7.00% 12/15/26	975,000	887,185
Vistra Operations Co. LLC
4.38% 5/1/29	641,000	552,296
5.00% 7/31/27	280,000	259,866
5.63% 2/15/27	352,000	333,929
		7,508,761
Electrical Components & Equipment–1.01%
Energizer Holdings, Inc.
4.38% 3/31/29	2,258,000	1,914,901
4.75% 6/15/28	1,097,000	950,664
6.50% 12/31/27	509,000	484,410
WESCO Distribution, Inc.
7.13% 6/15/25	1,152,000	1,166,414
7.25% 6/15/28	1,847,000	1,870,963
		6,387,352
Electronics–1.09%
Coherent Corp. 5.00% 12/15/29	1,337,000	1,153,069
Imola Merger Corp. 4.75% 5/15/29	3,487,000	3,025,369
Sensata Technologies BV
4.00% 4/15/29	1,372,000	1,183,350
5.00% 10/1/25	391,000	381,855
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electronics (continued)
Sensata Technologies BV (continued)
5.63% 11/1/24	213,000	$ 210,951
5.88% 9/1/30	517,000	489,974
Sensata Technologies, Inc. 3.75% 2/15/31	546,000	449,161
		6,893,729
Engineering & Construction–0.81%
Dycom Industries, Inc. 4.50% 4/15/29	1,264,000	1,100,179
Global Infrastructure Solutions, Inc.
5.63% 6/1/29	1,318,000	1,029,784
7.50% 4/15/32	655,000	518,478
MasTec, Inc. 4.50% 8/15/28	1,940,000	1,737,638
Weekley Homes LLC/Weekley Finance Corp. 4.88% 9/15/28	841,000	706,642
		5,092,721
Entertainment–3.25%
@AMC Entertainment Holdings, Inc. 10.00% 6/15/26	786,475	318,522
Boyne USA, Inc. 4.75% 5/15/29	999,000	884,159
Caesars Entertainment, Inc.
4.63% 10/15/29	810,000	659,186
8.13% 7/1/27	1,316,000	1,293,036
Cedar Fair LP 5.25% 7/15/29	380,000	341,259
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp./Millennium Op 5.50% 5/1/25	1,431,000	1,415,426
Cinemark USA, Inc.
5.25% 7/15/28	685,000	508,674
8.75% 5/1/25	407,000	410,996
International Game Technology PLC 6.50% 2/15/25	457,000	459,783
Live Nation Entertainment, Inc.
3.75% 1/15/28	564,000	480,572
4.75% 10/15/27	1,165,000	1,037,229
4.88% 11/1/24	649,000	628,391
5.63% 3/15/26	1,402,000	1,325,855
6.50% 5/15/27	2,710,000	2,651,871
Six Flags Entertainment Corp.
4.88% 7/31/24	1,355,000	1,304,628
5.50% 4/15/27	1,481,000	1,333,863
Six Flags Theme Parks, Inc. 7.00% 7/1/25	572,000	575,896

LVIP JPMorgan High Yield Fund–8

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Entertainment (continued)
Vail Resorts, Inc. 6.25% 5/15/25	2,031,000	$ 2,031,002
WMG Acquisition Corp. 3.75% 12/1/29	1,662,000	1,429,320
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp.
5.13% 10/1/29	1,660,000	1,422,836
7.75% 4/15/25	25,000	24,861
		20,537,365
Environmental Control–0.84%
GFL Environmental, Inc.
3.75% 8/1/25	961,000	908,145
4.00% 8/1/28	1,155,000	987,525
4.38% 8/15/29	555,000	470,335
4.75% 6/15/29	684,000	598,671
Harsco Corp. 5.75% 7/31/27	156,000	123,172
Madison IAQ LLC
4.13% 6/30/28	693,000	579,507
5.88% 6/30/29	1,290,000	884,165
Stericycle, Inc. 3.88% 1/15/29	893,000	779,143
		5,330,663
Food–2.31%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC
3.25% 3/15/26	914,000	833,618
3.50% 3/15/29	1,426,000	1,196,400
4.63% 1/15/27	1,687,000	1,567,004
5.88% 2/15/28	834,000	792,867
7.50% 3/15/26	1,361,000	1,389,771
B&G Foods, Inc. 5.25% 4/1/25	1,479,000	1,296,947
Lamb Weston Holdings, Inc. 4.13% 1/31/30	1,341,000	1,184,371
New Albertsons LP
6.63% 6/1/28	569,000	546,240
7.75% 6/15/26	672,000	681,240
Performance Food Group, Inc.
4.25% 8/1/29	1,190,000	1,031,278
5.50% 10/15/27	1,239,000	1,168,581
6.88% 5/1/25	195,000	195,000
Post Holdings, Inc.
5.50% 12/15/29	202,000	182,793
5.63% 1/15/28	1,840,000	1,732,075
U.S. Foods, Inc.
4.63% 6/1/30	620,000	545,981
4.75% 2/15/29	260,000	230,859
		14,575,025
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Food Service–0.13%
Aramark Services, Inc. 5.00% 2/1/28	917,000	$ 855,501
		855,501
Forest Products & Paper–0.06%
Glatfelter Corp. 4.75% 11/15/29	595,000	357,774
		357,774
Gas–0.26%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.50% 5/20/25	680,000	653,361
5.63% 5/20/24	291,000	282,468
5.75% 5/20/27	520,000	483,270
5.88% 8/20/26	220,000	208,936
		1,628,035
Health Care Products–1.02%
Avantor Funding, Inc. 4.63% 7/15/28	2,105,000	1,912,687
Hologic, Inc. 3.25% 2/15/29	2,184,000	1,875,393
Medline Borrower LP
3.88% 4/1/29	1,944,000	1,566,786
5.25% 10/1/29	1,376,000	1,092,916
		6,447,782
Health Care Services–6.61%
Acadia Healthcare Co., Inc.
5.00% 4/15/29	457,000	420,303
5.50% 7/1/28	915,000	867,878
AHP Health Partners, Inc. 5.75% 7/15/29	893,000	697,656
Catalent Pharma Solutions, Inc.
3.13% 2/15/29	211,000	168,003
5.00% 7/15/27	142,000	132,134
Centene Corp.
4.25% 12/15/27	991,000	929,422
4.63% 12/15/29	4,347,000	3,972,444
CHS/Community Health Systems, Inc.
4.75% 2/15/31	685,000	497,324
5.25% 5/15/30	1,121,000	845,276
5.63% 3/15/27	569,000	487,895
6.00% 1/15/29	435,000	363,869
6.13% 4/1/30	1,246,000	616,992
8.00% 3/15/26	2,129,000	1,938,274
DaVita, Inc.
3.75% 2/15/31	2,401,000	1,791,986
4.63% 6/1/30	1,390,000	1,118,153
Encompass Health Corp.
4.50% 2/1/28	3,436,000	3,121,262

LVIP JPMorgan High Yield Fund–9

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Services (continued)
Encompass Health Corp. (continued)
4.75% 2/1/30	879,000	$ 771,887
Envision Healthcare Corp. 8.75% 10/15/26	901,000	247,674
Global Medical Response, Inc. 6.50% 10/1/25	940,000	672,767
HCA, Inc.
5.38% 9/1/26	1,220,000	1,206,430
5.88% 2/15/26	4,118,000	4,143,986
5.88% 2/1/29	200,000	199,375
IQVIA, Inc.
5.00% 10/15/26	1,826,000	1,743,554
5.00% 5/15/27	259,000	246,905
Radiology Partners, Inc. 9.25% 2/1/28	825,000	463,117
RP Escrow Issuer LLC 5.25% 12/15/25	425,000	324,551
Syneos Health, Inc. 3.63% 1/15/29	292,000	232,533
Tenet Healthcare Corp.
4.25% 6/1/29	790,000	684,377
4.63% 7/15/24	854,000	832,870
4.63% 6/15/28	318,000	284,528
4.88% 1/1/26	5,095,000	4,818,050
5.13% 11/1/27	3,586,000	3,335,840
6.13% 6/15/30	1,008,000	960,422
6.25% 2/1/27	2,750,000	2,641,402
		41,779,139
Home Furnishings–0.32%
Tempur Sealy International, Inc.
3.88% 10/15/31	473,000	371,317
4.00% 4/15/29	1,967,000	1,652,595
		2,023,912
Household Products Wares–1.03%
ACCO Brands Corp. 4.25% 3/15/29	2,130,000	1,757,250
Central Garden & Pet Co.
4.13% 10/15/30	651,000	534,734
5.13% 2/1/28	2,367,000	2,201,973
Spectrum Brands, Inc.
3.88% 3/15/31	357,000	277,660
5.00% 10/1/29	572,000	495,024
5.50% 7/15/30	1,390,000	1,226,722
		6,493,363
Housewares–0.62%
CD&R Smokey Buyer, Inc. 6.75% 7/15/25	1,417,000	1,215,956
Newell Brands, Inc.
6.38% 9/15/27	171,000	169,718
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Housewares (continued)
Newell Brands, Inc. (continued)
6.63% 9/15/29	171,000	$ 169,010
Scotts Miracle-Gro Co.
4.00% 4/1/31	1,119,000	854,850
4.38% 2/1/32	819,000	617,280
4.50% 10/15/29	1,079,000	873,990
		3,900,804
Internet–1.36%
Arches Buyer, Inc.
4.25% 6/1/28	744,000	581,883
6.13% 12/1/28	423,000	339,458
Millennium Escrow Corp. 6.63% 8/1/26	850,000	544,044
Netflix, Inc.
4.88% 4/15/28	2,500,000	2,413,966
5.38% 11/15/29	1,105,000	1,071,850
5.88% 11/15/28	648,000	656,767
Photo Holdings Merger Sub, Inc. 8.50% 10/1/26	1,975,000	1,139,025
Uber Technologies, Inc.
4.50% 8/15/29	1,164,000	1,014,141
7.50% 9/15/27	810,000	810,567
		8,571,701
Iron & Steel–0.70%
ATI, Inc.
4.88% 10/1/29	415,000	366,748
5.13% 10/1/31	310,000	272,986
5.88% 12/1/27	565,000	540,301
Big River Steel LLC/BRS Finance Corp. 6.63% 1/31/29	824,000	785,046
Carpenter Technology Corp.
6.38% 7/15/28	763,000	725,636
7.63% 3/15/30	223,000	223,532
Cleveland-Cliffs, Inc.
4.63% 3/1/29	908,000	805,850
4.88% 3/1/31	443,000	391,165
U.S. Steel Corp. 6.88% 3/1/29	324,000	314,490
		4,425,754
Leisure Time–1.33%
Carnival Corp.
4.00% 8/1/28	921,000	750,993
5.75% 3/1/27	1,178,000	841,139
6.00% 5/1/29	267,000	177,924
10.50% 2/1/26	289,000	290,376
Carnival Holdings Bermuda Ltd. 10.38% 5/1/28	489,000	502,012
Royal Caribbean Cruises Ltd.
8.25% 1/15/29	787,000	790,837
9.25% 1/15/29	790,000	811,804
11.50% 6/1/25	906,000	971,685

LVIP JPMorgan High Yield Fund–10

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Leisure Time (continued)
Royal Caribbean Cruises Ltd. (continued)
11.63% 8/15/27	1,421,000	$ 1,427,011
Vista Outdoor, Inc. 4.50% 3/15/29	2,531,000	1,858,361
		8,422,142
Lodging–1.52%
Hilton Domestic Operating Co., Inc.
3.75% 5/1/29	335,000	289,775
4.00% 5/1/31	201,000	168,163
4.88% 1/15/30	722,000	654,284
5.75% 5/1/28	659,000	639,230
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.88% 4/1/27	858,000	816,668
Marriott Ownership Resorts, Inc.
4.50% 6/15/29	333,000	276,265
4.75% 1/15/28	45,000	39,185
6.13% 9/15/25	392,000	404,007
MGM Resorts International
4.63% 9/1/26	1,102,000	1,010,229
5.50% 4/15/27	1,266,000	1,177,645
5.75% 6/15/25	430,000	417,907
6.00% 3/15/23	1,255,000	1,250,545
Station Casinos LLC 4.50% 2/15/28	1,635,000	1,421,439
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50% 3/1/25	1,093,000	1,037,635
		9,602,977
Machinery Construction & Mining–0.32%
BWX Technologies, Inc.
4.13% 6/30/28	686,000	616,542
4.13% 4/15/29	496,000	434,098
Terex Corp. 5.00% 5/15/29	1,057,000	949,979
		2,000,619
Machinery Diversified–0.20%
ATS Corp. 4.13% 12/15/28	321,000	276,946
Chart Industries, Inc.
7.50% 1/1/30	425,000	427,248
9.50% 1/1/31	148,000	151,790
TK Elevator Holdco GmbH 7.63% 7/15/28	251,000	204,945
TK Elevator U.S. Newco, Inc. 5.25% 7/15/27	200,000	177,508
		1,238,437
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Media–11.97%
Altice Financing SA 5.75% 8/15/29	1,129,000	$ 888,029
Audacy Capital Corp. 6.50% 5/1/27	761,000	143,177
CCO Holdings LLC/CCO Holdings Capital Corp.
4.25% 2/1/31	3,244,000	2,602,061
4.25% 1/15/34	1,245,000	918,866
4.50% 8/15/30	355,000	293,285
4.75% 3/1/30	6,151,000	5,304,715
4.75% 2/1/32	425,000	344,547
5.00% 2/1/28	5,266,000	4,781,475
5.13% 5/1/27	7,630,000	7,111,694
5.38% 6/1/29	1,783,000	1,612,313
CSC Holdings LLC
4.50% 11/15/31	1,160,000	804,824
5.75% 1/15/30	200,000	112,798
6.50% 2/1/29	3,580,000	2,926,650
7.50% 4/1/28	815,000	554,200
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.38% 8/15/26	890,000	104,575
Directv Financing LLC/Directv Financing Co.-Obligor, Inc. 5.88% 8/15/27	1,358,000	1,214,948
DISH DBS Corp.
5.00% 3/15/23	599,000	596,248
5.25% 12/1/26	3,760,000	3,167,180
5.75% 12/1/28	750,000	598,594
5.88% 11/15/24	9,132,000	8,485,764
7.75% 7/1/26	2,740,000	2,209,509
DISH Network Corp. 11.75% 11/15/27	1,780,000	1,833,222
Gannett Holdings LLC 6.00% 11/1/26	420,000	342,300
GCI LLC 4.75% 10/15/28	2,150,000	1,806,173
Gray Escrow II, Inc. 5.38% 11/15/31	572,000	412,212
Gray Television, Inc.
4.75% 10/15/30	1,362,000	985,223
5.88% 7/15/26	718,000	639,681
7.00% 5/15/27	112,000	99,320
iHeartCommunications, Inc.
5.25% 8/15/27	723,000	612,441
6.38% 5/1/26	797,062	733,297
8.38% 5/1/27	3,095,299	2,632,327
Liberty Interactive LLC 8.25% 2/1/30	352,000	160,160
McGraw-Hill Education, Inc. 5.75% 8/1/28	1,025,000	861,379
Midcontinent Communications/Midcontinent Finance Corp. 5.38% 8/15/27	901,000	815,752

LVIP JPMorgan High Yield Fund–11

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Media (continued)
News Corp.
3.88% 5/15/29	865,000	$ 750,292
5.13% 2/15/32	545,000	495,950
Nexstar Media, Inc.
4.75% 11/1/28	900,000	778,500
5.63% 7/15/27	4,740,000	4,348,274
μParamount Global 6.25% 2/28/57	1,145,000	922,862
Scripps Escrow II, Inc. 5.38% 1/15/31	291,000	233,239
Scripps Escrow, Inc. 5.88% 7/15/27	192,000	171,360
Sinclair Television Group, Inc. 4.13% 12/1/30	1,100,000	824,655
Sirius XM Radio, Inc.
4.00% 7/15/28	903,000	785,881
4.13% 7/1/30	575,000	474,496
5.00% 8/1/27	3,866,000	3,573,580
5.50% 7/1/29	2,465,000	2,250,003
Univision Communications, Inc.
4.50% 5/1/29	703,000	587,891
6.63% 6/1/27	155,000	149,546
7.38% 6/30/30	548,000	523,724
UPC Broadband Finco BV 4.88% 7/15/31	592,000	492,423
UPC Holding BV 5.50% 1/15/28	160,000	142,000
Videotron Ltd. 5.13% 4/15/27	1,083,000	1,022,926
Virgin Media Secured Finance PLC 5.50% 5/15/29	456,000	408,476
		75,645,017
Metal Fabricate & Hardware–0.09%
Advanced Drainage Systems, Inc. 5.00% 9/30/27	605,000	564,163
		564,163
Mining–0.94%
Alcoa Nederland Holding BV 5.50% 12/15/27	789,000	760,328
Arconic Corp.
6.00% 5/15/25	1,432,000	1,407,794
6.13% 2/15/28	2,129,000	1,997,566
FMG Resources August 2006 Pty. Ltd. 4.38% 4/1/31	419,000	348,476
Kaiser Aluminum Corp. 4.50% 6/1/31	485,000	389,819
Novelis Corp.
3.88% 8/15/31	318,000	259,613
4.75% 1/30/30	890,000	789,043
		5,952,639
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Office Business Equipment–0.21%
CDW LLC/CDW Finance Corp.
3.25% 2/15/29	489,000	$ 416,476
4.25% 4/1/28	1,000,000	920,330
		1,336,806
Oil & Gas–4.64%
Antero Resources Corp. 8.38% 7/15/26	999,000	1,042,289
Baytex Energy Corp. 8.75% 4/1/27	1,280,000	1,302,362
California Resources Corp. 7.13% 2/1/26	1,307,000	1,256,079
Chesapeake Energy Corp.
5.50% 2/1/26	643,000	620,479
6.75% 4/15/29	2,594,000	2,525,518
Chord Energy Corp. 6.38% 6/1/26	864,000	841,476
CNX Resources Corp.
6.00% 1/15/29	405,000	372,658
7.38% 1/15/31	480,000	460,075
Comstock Resources, Inc.
5.88% 1/15/30	606,000	520,978
6.75% 3/1/29	1,910,000	1,723,775
Encino Acquisition Partners Holdings LLC 8.50% 5/1/28	1,420,000	1,297,866
Gulfport Energy Corp.
‡6.00% 10/15/24	1,110,000	699
‡6.38% 5/15/25	196,000	123
‡6.38% 1/15/26	1,155,000	728
8.00% 5/17/26	332,104	323,801
8.00% 5/17/26	1,621,850	1,581,304
Hilcorp Energy I LP/Hilcorp Finance Co.
6.00% 4/15/30	381,000	338,814
6.25% 11/1/28	15,000	13,575
6.25% 4/15/32	317,000	273,544
Nabors Industries Ltd. 7.25% 1/15/26	355,000	334,552
Nabors Industries, Inc. 5.75% 2/1/25	1,135,000	1,082,347
Occidental Petroleum Corp.
6.13% 1/1/31	879,000	887,078
6.38% 9/1/28	623,000	628,818
6.63% 9/1/30	479,000	494,989
8.50% 7/15/27	919,000	989,585
8.88% 7/15/30	1,069,000	1,206,906
Ovintiv, Inc. 8.13% 9/15/30	290,000	318,234
Precision Drilling Corp.
6.88% 1/15/29	122,000	113,583
7.13% 1/15/26	789,000	763,357
Range Resources Corp. 8.25% 1/15/29	392,000	403,934
SM Energy Co.
6.50% 7/15/28	242,000	232,022

LVIP JPMorgan High Yield Fund–12

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
SM Energy Co. (continued)
6.63% 1/15/27	616,000	$ 593,344
6.75% 9/15/26	379,000	367,952
Southwestern Energy Co.
4.75% 2/1/32	240,000	205,102
5.38% 3/15/30	1,088,000	992,277
8.38% 9/15/28	1,400,000	1,443,317
Sunoco LP/Sunoco Finance Corp.
4.50% 5/15/29	474,000	414,608
4.50% 4/30/30	1,690,000	1,467,004
Transocean Pontus Ltd. 6.13% 8/1/25	1,113,280	1,090,751
Transocean, Inc. 11.50% 1/30/27	821,000	823,052
		29,348,955
Oil & Gas Services–0.27%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25% 4/1/28	429,000	392,540
6.88% 4/1/27	649,000	619,577
Oceaneering International, Inc. 6.00% 2/1/28	550,000	506,587
@Telford Offshore Ltd. 12.00% 12/31/99	804,050	402
Transocean Proteus Ltd. 6.25% 12/1/24	184,800	182,042
		1,701,148
Packaging & Containers–2.29%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 6.00% 6/15/27	435,000	425,841
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
4.13% 8/15/26	364,000	315,298
5.25% 8/15/27	1,618,000	1,209,847
5.25% 8/15/27	1,121,000	838,219
Graham Packaging Co., Inc. 7.13% 8/15/28	268,000	223,605
LABL, Inc. 6.75% 7/15/26	2,508,000	2,364,025
Mauser Packaging Solutions Holding Co.
5.50% 4/15/24	3,109,000	3,023,027
7.25% 4/15/25	1,595,000	1,474,923
Owens-Brockway Glass Container, Inc.
6.38% 8/15/25	460,000	450,749
6.63% 5/13/27	949,000	920,727
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Packaging & Containers (continued)
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC 4.00% 10/15/27	1,828,000	$ 1,621,620
TriMas Corp. 4.13% 4/15/29	852,000	743,370
Trivium Packaging Finance BV
5.50% 8/15/26	488,000	447,465
8.50% 8/15/27	445,000	408,299
		14,467,015
Pharmaceuticals–3.58%
180 Medical, Inc. 3.88% 10/15/29	686,000	589,754
Bausch Health Americas, Inc.
8.50% 1/31/27	3,758,000	1,965,998
9.25% 4/1/26	3,137,000	2,195,896
Bausch Health Cos., Inc.
4.88% 6/1/28	2,640,000	1,679,151
5.00% 2/15/29	916,000	438,991
5.25% 1/30/30	1,505,000	721,888
5.25% 2/15/31	670,000	324,662
5.50% 11/1/25	3,267,000	2,775,371
5.75% 8/15/27	453,000	308,330
6.25% 2/15/29	1,266,000	609,500
9.00% 12/15/25	2,609,000	2,058,892
Elanco Animal Health, Inc. 6.40% 8/28/28	75,000	71,363
‡Endo Dac/Endo Finance LLC/Endo Finco, Inc.
5.88% 10/15/24	580,000	458,200
9.50% 7/31/27	803,000	112,420
‡Endo Luxembourg Finance Co. I Sarl/Endo U.S., Inc. 6.13% 4/1/29	470,000	356,555
Mallinckrodt International Finance SA/Mallinckrodt CB LLC
10.00% 6/15/29	456,000	245,096
11.50% 12/15/28	2,135,000	1,822,842
Organon & Co./Organon Foreign Debt Co.-Issuer BV
4.13% 4/30/28	2,178,000	1,928,401
5.13% 4/30/31	1,151,000	996,628
Owens & Minor, Inc.
4.50% 3/31/29	1,432,000	1,141,734
6.63% 4/1/30	491,000	421,965
‡Par Pharmaceutical, Inc. 7.50% 4/1/27	818,000	621,659
Prestige Brands, Inc. 5.13% 1/15/28	820,000	769,760
		22,615,056

LVIP JPMorgan High Yield Fund–13

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines–5.38%
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.38% 6/15/29	242,000	$ 221,246
5.75% 3/1/27	435,000	411,230
5.75% 1/15/28	1,622,000	1,504,583
7.88% 5/15/26	1,077,000	1,090,211
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.63% 12/15/25	781,000	775,185
Buckeye Partners LP
3.95% 12/1/26	185,000	165,519
4.13% 3/1/25	421,000	400,962
4.13% 12/1/27	190,000	166,231
4.50% 3/1/28	720,000	632,877
Cheniere Energy Partners LP
3.25% 1/31/32	523,000	415,632
4.00% 3/1/31	608,000	517,627
4.50% 10/1/29	865,000	777,827
Cheniere Energy, Inc. 4.63% 10/15/28	1,360,000	1,229,260
CNX Midstream Partners LP 4.75% 4/15/30	206,000	169,057
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.
5.75% 4/1/25	1,380,000	1,342,464
8.00% 4/1/29	1,263,000	1,256,793
DCP Midstream Operating LP
3.88% 3/15/23	1,082,000	1,075,854
6.75% 9/15/37	735,000	740,871
DT Midstream, Inc.
4.13% 6/15/29	968,000	831,618
4.38% 6/15/31	570,000	478,173
EnLink Midstream LLC 6.50% 9/1/30	324,000	320,663
EnLink Midstream Partners LP
4.15% 6/1/25	261,000	246,658
4.85% 7/15/26	312,000	293,289
•8.88% (LIBOR03M + 4.11%) 1/30/23	1,010,000	833,425
EQM Midstream Partners LP
4.13% 12/1/26	352,000	313,084
4.50% 1/15/29	881,000	739,976
4.75% 1/15/31	959,000	783,982
5.50% 7/15/28	158,000	141,277
6.00% 7/1/25	370,000	357,049
6.50% 7/1/27	465,000	444,424
7.50% 6/1/27	620,000	607,141
7.50% 6/1/30	496,000	477,906
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Genesis Energy LP/Genesis Energy Finance Corp.
6.25% 5/15/26	914,000	$ 836,279
6.50% 10/1/25	80,000	76,457
7.75% 2/1/28	796,000	732,702
8.00% 1/15/27	27,000	25,503
Hess Midstream Operations LP
5.13% 6/15/28	185,000	171,069
5.63% 2/15/26	970,000	944,862
Holly Energy Partners LP/Holly Energy Finance Corp.
5.00% 2/1/28	635,000	578,171
6.38% 4/15/27	225,000	221,061
Kinetik Holdings LP 5.88% 6/15/30	476,000	446,385
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50% 2/1/26	434,000	386,430
NuStar Logistics LP
5.63% 4/28/27	1,185,000	1,108,043
5.75% 10/1/25	419,000	402,799
6.00% 6/1/26	385,000	370,719
6.38% 10/1/30	429,000	396,681
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 8.50% 10/15/26	538,000	512,402
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
5.50% 1/15/28	55,000	48,776
6.00% 3/1/27	575,000	536,830
6.00% 12/31/30	467,000	403,829
6.00% 9/1/31	783,000	673,211
7.50% 10/1/25	1,985,000	2,002,865
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.00% 1/15/32	1,369,000	1,151,863
4.88% 2/1/31	1,072,000	967,962
5.00% 1/15/28	100,000	95,396
6.50% 7/15/27	1,174,000	1,181,443
		34,033,832
Real Estate–0.25%
Kennedy-Wilson, Inc.
4.75% 3/1/29	345,000	273,428
5.00% 3/1/31	346,000	260,449

LVIP JPMorgan High Yield Fund–14

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate (continued)
Realogy Group LLC/Realogy Co.-Issuer Corp. 5.25% 4/15/30	1,427,000	$ 1,041,011
		1,574,888
Real Estate Investment Trusts–2.31%
Iron Mountain, Inc.
4.50% 2/15/31	844,000	693,717
5.25% 3/15/28	1,649,000	1,516,866
RHP Hotel Properties LP/RHP Finance Corp.
4.50% 2/15/29	1,423,000	1,227,471
4.75% 10/15/27	2,323,000	2,102,341
VICI Properties LP/VICI Note Co., Inc.
3.50% 2/15/25	47,000	44,313
3.75% 2/15/27	504,000	457,503
3.88% 2/15/29	790,000	692,383
4.13% 8/15/30	350,000	306,308
4.25% 12/1/26	3,144,000	2,933,112
4.50% 9/1/26	260,000	244,680
4.63% 6/15/25	852,000	816,855
4.63% 12/1/29	1,996,000	1,816,360
5.75% 2/1/27	1,794,000	1,748,721
		14,600,630
Retail–3.07%
1011778 BC ULC/New Red Finance, Inc.
3.50% 2/15/29	320,000	274,500
3.88% 1/15/28	1,005,000	899,018
4.00% 10/15/30	640,000	518,278
Asbury Automotive Group, Inc.
4.50% 3/1/28	447,000	393,539
4.63% 11/15/29	505,000	425,533
4.75% 3/1/30	388,000	324,504
Bath & Body Works, Inc.
6.75% 7/1/36	190,000	166,991
6.88% 11/1/35	155,000	137,780
7.50% 6/15/29	145,000	143,144
9.38% 7/1/25	60,000	63,911
Gap, Inc.
3.63% 10/1/29	730,000	514,942
3.88% 10/1/31	118,000	82,319
Lithia Motors, Inc. 4.38% 1/15/31	681,000	554,065
Macy's Retail Holdings LLC 5.88% 3/15/30	198,000	171,811
NMG Holding Co., Inc./Neiman Marcus Group LLC 7.13% 4/1/26	2,150,000	2,015,125
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Retail (continued)
PetSmart, Inc./PetSmart Finance Corp.
4.75% 2/15/28	1,836,000	$ 1,662,511
7.75% 2/15/29	616,000	578,543
Rite Aid Corp.
7.50% 7/1/25	617,000	404,368
8.00% 11/15/26	3,382,000	1,808,712
Sonic Automotive, Inc. 4.63% 11/15/29	728,000	582,915
SRS Distribution, Inc.
4.63% 7/1/28	1,031,000	913,951
6.00% 12/1/29	875,000	696,371
6.13% 7/1/29	490,000	396,175
Staples, Inc.
7.50% 4/15/26	3,268,000	2,812,702
10.75% 4/15/27	1,893,000	1,363,149
Superior Plus LP/Superior General Partner, Inc. 4.50% 3/15/29	369,000	315,495
White Cap Buyer LLC 6.88% 10/15/28	369,000	319,188
Yum! Brands, Inc. 4.63% 1/31/32	1,000,000	883,927
		19,423,467
Semiconductors–0.95%
ams-OSRAM AG 7.00% 7/31/25	390,000	366,990
Entegris Escrow Corp.
4.75% 4/15/29	965,000	880,019
5.95% 6/15/30	170,000	156,774
Entegris, Inc.
3.63% 5/1/29	576,000	469,008
4.38% 4/15/28	2,300,000	2,033,739
ON Semiconductor Corp. 3.88% 9/1/28	2,040,000	1,780,086
Synaptics, Inc. 4.00% 6/15/29	366,000	308,373
		5,994,989
Software–0.87%
ACI Worldwide, Inc. 5.75% 8/15/26	900,000	871,875
Athenahealth Group, Inc. 6.50% 2/15/30	470,000	346,358
Black Knight InfoServ LLC 3.63% 9/1/28	744,000	644,655
Clarivate Science Holdings Corp.
3.88% 7/1/28	634,000	549,295
4.88% 7/1/29	714,000	607,150
SS&C Technologies, Inc. 5.50% 9/30/27	2,640,000	2,472,086
		5,491,419

LVIP JPMorgan High Yield Fund–15

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications–6.73%
Altice France Holding SA
6.00% 2/15/28	380,000	$ 224,311
10.50% 5/15/27	2,174,000	1,657,675
Altice France SA
5.13% 7/15/29	1,570,000	1,177,097
5.50% 1/15/28	200,000	156,624
5.50% 10/15/29	971,000	740,417
8.13% 2/1/27	1,470,000	1,338,994
CommScope Technologies LLC
5.00% 3/15/27	155,000	105,276
6.00% 6/15/25	86,000	78,260
CommScope, Inc.
4.75% 9/1/29	1,177,000	948,897
6.00% 3/1/26	2,946,000	2,718,834
8.25% 3/1/27	3,274,000	2,537,350
Embarq Corp. 8.00% 6/1/36	1,500,000	697,500
Frontier Communications Holdings LLC
5.00% 5/1/28	2,407,000	2,098,952
5.88% 10/15/27	895,000	831,070
5.88% 11/1/29	172,507	133,465
6.00% 1/15/30	356,000	279,664
8.75% 5/15/30	109,000	110,826
Hughes Satellite Systems Corp. 6.63% 8/1/26	854,000	796,560
Intelsat Jackson Holdings SA
=5.50% 8/1/23	3,134,000	313
6.50% 3/15/30	5,177,000	4,628,186
=8.50% 10/15/24	3,737,000	374
=9.75% 7/15/25	1,050,000	105
Level 3 Financing, Inc.
3.63% 1/15/29	552,000	404,197
4.63% 9/15/27	686,000	571,095
Lumen Technologies, Inc.
4.00% 2/15/27	2,590,000	2,194,902
4.50% 1/15/29	390,000	269,183
5.13% 12/15/26	2,639,000	2,294,083
5.38% 6/15/29	1,020,000	734,331
6.88% 1/15/28	450,000	373,668
Qwest Corp. 7.25% 9/15/25	210,000	211,302
Sprint Capital Corp. 8.75% 3/15/32	4,273,000	5,085,297
Sprint LLC
7.63% 2/15/25	2,693,000	2,780,075
7.63% 3/1/26	3,933,000	4,138,720
Telecom Italia Capital SA
6.00% 9/30/34	325,000	245,603
6.38% 11/15/33	878,000	718,283
U.S. Cellular Corp. 6.70% 12/15/33	1,467,000	1,294,187
		42,575,676
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Toys Games Hobbies–0.21%
Mattel, Inc.
3.75% 4/1/29	546,000	$ 479,565
5.88% 12/15/27	845,000	828,861
		1,308,426
Transportation–0.01%
First Student Bidco, Inc./First Transit Parent, Inc. 4.00% 7/31/29	82,000	67,824
		67,824
Total Corporate Bonds (Cost $659,256,126)		573,008,895
LOAN AGREEMENTS–4.30%
•ACProducts, Inc. 8.98% (LIBOR03M + 4.25%) 5/17/28	1,265,725	942,244
•Adient U.S. LLC 7.63% (LIBOR01M + 3.25%) 4/10/28	1,083,500	1,070,292
•BWAY Holding Co. 7.50% (LIBOR01M + 3.25%) 4/3/24	381,264	371,785
•Claire's Stores, Inc. 10.88% (LIBOR01M + 6.50%) 12/18/26	1,162,152	1,043,996
•CSC Holdings LLC 6.57% (LIBOR01M + 2.25%) 1/15/26	356,125	331,196
•DexKo Global, Inc. 8.48% (LIBOR03M + 3.75%) 10/4/28	1,346,078	1,203,434
•DirecTV Financing LLC 9.38% (LIBOR01M + 5.00%) 8/2/27	1,612,292	1,566,277
•Envision Healthcare Corp.
8.33% (SOFR CME01M + 3.75%) 3/31/27	1,853,096	463,274
8.83% (SOFR CME01M + 4.25%) 3/31/27	756,846	257,328
=•FGI Operating Co. LLC 14.73% (LIBOR03M + 10.00%) 5/16/23	87,089	9,493
•First Student Bidco, Inc.
7.73% (LIBOR03M + 3.00%) 7/21/28	352,564	317,674
7.73% (LIBOR03M + 3.00%) 7/21/28	945,577	852,003
8.68% (SOFR CME03M + 4.00%) 7/21/28	941,984	892,530
8.68% (SOFR CME03M + 4.00%) 7/21/28	65,416	61,981
•Greeneden U.S. Holdings II LLC 8.38% (LIBOR01M + 4.00%) 12/1/27	985,646	944,376

LVIP JPMorgan High Yield Fund–16

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
•iHeartCommunications, Inc. 7.38% (LIBOR01M + 3.00%) 5/1/26	1,343,952	$ 1,229,300
•LABL, Inc. 9.38% (LIBOR01M + 5.00%) 10/29/28	1,098,900	1,040,142
•Madison IAQ LLC 7.99% (LIBOR03M + 3.25%) 6/21/28	964,315	895,010
•Medline Borrower LP 7.63% (LIBOR01M + 3.25%) 10/23/28	645,678	612,736
Moran Foods LLC
=✠0.00% 4/1/23	199,821	199,821
•11.73% (LIBOR03M + 7.00%) 4/1/24	1,295,723	1,049,536
11.73% (LIBOR03M + 7.00%) 4/1/24	168,678	136,630
•15.48% (LIBOR03M + 10.75%) 10/1/24	919,755	533,458
•Olympus Water U.S. Holding Corp. 8.50% (LIBOR03M + 3.75%) 11/9/28	303,378	290,569
•Parexel International Corp. 7.63% (LIBOR01M + 3.25%) 11/15/28	980,590	942,729
•Park River Holdings, Inc. 6.99% (LIBOR03M + 3.25%) 12/28/27	460,976	401,626
•Petco Health and Wellness Company, Inc. 7.98% (LIBOR03M + 3.25%) 3/3/28	1,385,522	1,343,236
•Revlon Consumer Products Corp. 8.71% (LIBOR06M + 3.50%) 9/7/23	1,392,945	257,695
•Serta Simmons Bedding LLC 12.27% (LIBOR03M + 7.50%) 8/10/23	1,409,953	641,683
•Shutterfly, Inc. 9.38% (LIBOR01M + 5.00%) 9/25/26	720,300	405,731
•SP Preferred Buyer LLC 8.88% (LIBOR01M + 4.50%) 12/22/25	2,697,484	1,762,644
•SPX Flow, Inc. 8.92% (SOFR CME01M + 4.50%) 4/5/29	773,063	720,332
•Summer Holdco B SARL 9.23% (LIBOR03M + 4.50%) 12/4/26	344,214	318,398
•Triton Water Holdings, Inc. 8.23% (LIBOR03M + 3.50%) 3/31/28	983,705	911,403
•U.S. Renal Care, Inc. 9.44% (LIBOR01M + 5.00%) 6/26/26	1,483,985	822,172
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
•Vertical U.S. Newco, Inc. 6.76% (LIBOR06M + 3.50%) 7/30/27	859,630	$ 825,786
•White Cap Buyer LLC 8.07% (SOFR CME01M + 3.75%) 10/19/27	1,537,767	1,484,499
Total Loan Agreements (Cost $32,820,940)		27,153,019

	Number of Shares
COMMON STOCK–1.70%
Chesapeake Energy Corp.	12,465	1,176,322
Chord Energy Corp.	10,194	1,394,641
=†Claire's Stores, Inc.	1,493	559,875
†Clear Channel Outdoor Holdings, Inc.	169,362	177,830
=†EP Energy Corp.	31,130	217,910
†Frontier Communications Parent, Inc.	56,149	1,430,677
=†Goodman Networks, Inc.	22,179	0
†Gulfport Energy Corp.	27,244	2,006,248
†iHeartMedia, Inc. Class A	32,090	196,712
=†Intelsat SA	75,388	1,884,700
†Mallinckrodt PLC	16,061	124,473
=†Moran Foods LLC	53,727	134,316
=†MYT Holding LLC	502,370	144,180
†Neiman Marcus Group Ltd. LLC	483	85,732
=†NMG Parent LLC	5,708	865,732
=†Telford Offshore Ltd.	26,723	0
Vistra Corp.	16,954	393,333
Total Common Stock (Cost $16,672,389)		10,792,681
PREFERRED STOCKS–0.56%
=†Claire's Stores, Inc. 0.00%	1,114	2,478,650
=†Goodman Networks, Inc. 0.00%	26,388	264
=MYT Holding LLC 10.00% 6/6/29	1,067,993	1,054,643
Total Preferred Stocks (Cost $1,212,179)		3,533,557
RIGHTS–0.04%
=†Intelsat Jackson Holdings SA	7,894	79
=†Intelsat Jackson Holdings SA	7,894	79
=†Vistra Energy Corp.	189,643	241,795
Total Rights (Cost $0)		241,953
WARRANTS–0.08%
=†NMG Parent LLC exp 9/24/27 exercise price $1.00	13,698	490,840

LVIP JPMorgan High Yield Fund–17

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
WARRANTS (continued)
=†Windstream Holdings, Inc. exp 10/31/25 exercise price $1.00	1,567	$ 11,753
Total Warrants (Cost $160,994)		502,593
MONEY MARKET FUND–0.92%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	5,790,796	5,790,796
Total Money Market Fund (Cost $5,790,796)		5,790,796
TOTAL INVESTMENTS–98.46% (Cost $717,457,481)	$622,378,980

★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.54%	9,750,807
NET ASSETS APPLICABLE TO 69,221,854 SHARES OUTSTANDING–100.00%	$ 632,129,787
NET ASSET VALUE PER SHARE–LVIP JPMORGAN HIGH YIELD FUND STANDARD CLASS ($439,627,100 / 48,136,170 Shares)	$9.133
NET ASSET VALUE PER SHARE–LVIP JPMORGAN HIGH YIELD FUND SERVICE CLASS ($192,502,687 / 21,085,684 Shares)	$9.130
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$ 765,650,946
Distributable earnings/(accumulated loss)	(133,521,159)
TOTAL NET ASSETS	$ 632,129,787

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
@ PIK. 100% of the income received was in the form of additional par.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2022. Rate will reset at a future date.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
‡ Non-income producing security. Security is currently in default. No interest income is being accrued during the bankruptcy proceedings.
✠ All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
† Non-income producing.
★ Includes $118,546 payable for securities purchased, $727,527 payable for fund shares redeemed, $90,620 other accrued expenses payable, $199,821 payable for unfunded loan commitments and $383,693 due to manager and affiliates as of December 31, 2022.

LVIP JPMorgan High Yield Fund–18

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
Summary of Abbreviations:
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
LIBOR06M–Intercontinental Exchange London Interbank Offered Rate USD 6 Month
SOFR–Secured Overnight Financing Rate
SOFR CME01M–1 Month Chicago Mercantile Exchange Secured Overnight Financing Rate
SOFR CME03M–3 Month Chicago Mercantile Exchange Secured Overnight Financing Rate
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan High Yield Fund–19

LVIP JPMorgan High Yield Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Interest	$ 40,296,028
Dividends	651,142
Foreign taxes withheld	(2,300)
40,944,870
EXPENSES:
Management fees	4,584,311
Distribution fees-Service Class	526,023
Shareholder servicing fees	209,492
Accounting and administration expenses	157,262
Professional fees	67,592
Pricing fees	56,654
Trustees’ fees and expenses	24,245
Custodian fees	20,466
Reports and statements to shareholders	17,644
Consulting fees	3,122
Other	17,701
5,684,512
Less:
Management fees waived	(286,192)
Total operating expenses	5,398,320
NET INVESTMENT INCOME	35,546,550
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(2,108,119)
Swap contracts	375
Net realized loss	(2,107,744)
Net change in unrealized appreciation (depreciation) of investments	(118,863,965)
NET REALIZED AND UNREALIZED LOSS	(120,971,709)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (85,425,159)
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan High Yield Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 35,546,550	$ 34,290,490
Net realized gain (loss)	(2,107,744)	13,779,439
Net change in unrealized appreciation (depreciation)	(118,863,965)	3,585,437
Net increase (decrease) in net assets resulting from operations	(85,425,159)	51,655,366
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(26,005,113)	(27,680,296)
Service Class	(10,883,533)	(10,273,582)
Return of capital:
Standard Class	—	(58,309)
Service Class	—	(21,642)
	(36,888,646)	(38,033,829)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	25,069,823	74,663,284
Service Class	42,710,187	73,414,126
Reinvestment of dividends and distributions:
Standard Class	26,005,113	27,738,605
Service Class	10,883,533	10,295,224
	104,668,656	186,111,239
Cost of shares redeemed:
Standard Class	(149,939,162)	(68,174,676)
Service Class	(75,117,468)	(59,497,701)
	(225,056,630)	(127,672,377)
Increase (decrease) in net assets derived from capital share transactions	(120,387,974)	58,438,862
NET INCREASE (DECREASE) IN NET ASSETS	(242,701,779)	72,060,399
NET ASSETS:
Beginning of year	874,831,566	802,771,167
End of year	$ 632,129,787	$ 874,831,566
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan High Yield Fund–20

LVIP JPMorgan High Yield Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan High Yield Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.804	$ 10.624	$ 10.558	$ 9.898	$ 10.802
Income (loss) from investment operations:
Net investment income[1]	0.497	0.453	0.519	0.598	0.600
Net realized and unrealized gain (loss)	(1.596)	0.227	0.062	0.673	(0.885)
Total from investment operations	(1.099)	0.680	0.581	1.271	(0.285)
Less dividends and distributions from:
Net investment income	(0.572)	(0.499)	(0.515)	(0.611)	(0.619)
Return of capital	—	(0.001)	—	—	—
Total dividends and distributions	(0.572)	(0.500)	(0.515)	(0.611)	(0.619)
Net asset value, end of period	$ 9.133	$ 10.804	$ 10.624	$ 10.558	$ 9.898
Total return[2]	(10.23%)	6.43%	5.56%	12.89%	(2.78%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 439,627	$624,429	$580,227	$604,222	$532,265
Ratio of expenses to average net assets	0.67%	0.66%	0.68%	0.68%	0.68%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.71%	0.70%	0.72%	0.72%	0.71%
Ratio of net investment income to average net assets	5.00%	4.11%	5.05%	5.58%	5.57%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	4.96%	4.07%	5.01%	5.54%	5.54%
Portfolio turnover	11%	33%	43%	54%	46%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan High Yield Fund–21

LVIP JPMorgan High Yield Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan High Yield Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.798	$ 10.619	$ 10.555	$ 9.896	$ 10.800
Income (loss) from investment operations:
Net investment income[1]	0.471	0.424	0.492	0.571	0.573
Net realized and unrealized gain (loss)	(1.594)	0.227	0.061	0.672	(0.885)
Total from investment operations	(1.123)	0.651	0.553	1.243	(0.312)
Less dividends and distributions from:
Net investment income	(0.545)	(0.471)	(0.489)	(0.584)	(0.592)
Return of capital	—	(0.001)	—	—	—
Total dividends and distributions	(0.545)	(0.472)	(0.489)	(0.584)	(0.592)
Net asset value, end of period	$ 9.130	$ 10.798	$ 10.619	$ 10.555	$ 9.896
Total return[2]	(10.46%)	6.16%	5.30%	12.61%	(3.03%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 192,503	$250,402	$222,544	$214,551	$181,982
Ratio of expenses to average net assets	0.92%	0.91%	0.93%	0.93%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.96%	0.95%	0.97%	0.97%	0.96%
Ratio of net investment income to average net assets	4.75%	3.86%	4.80%	5.33%	5.32%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	4.71%	3.82%	4.76%	5.29%	5.29%
Portfolio turnover	11%	33%	43%	54%	46%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan High Yield Fund–22

LVIP JPMorgan High Yield Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP JPMorgan High Yield Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   Swap contracts are valued based upon valuations provided by an independent pricing service and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Unfunded Loan Commitments–Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to
LVIP JPMorgan High Yield Fund–23

LVIP JPMorgan High Yield Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Net Assets.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.65% of the first $500 million of the Fund’s average daily net assets; and 0.60% of the Fund’s average daily net assets in excess of $500 million.   LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.00% on the first $150 million of the Fund’s average daily net assets and 0.05% of the Fund’s average daily net assets in excess of $150 million.   The agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
J.P. Morgan Investment Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$52,030
Legal	9,479
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $9,436 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP JPMorgan High Yield Fund–24

LVIP JPMorgan High Yield Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$326,562
Distribution fees payable to LFD	41,368
Shareholder servicing fees payable to Lincoln Life	15,763
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$ 80,129,898
Sales	157,907,726
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$ 720,807,772
Aggregate unrealized appreciation of investments	$ 5,063,471
Aggregate unrealized depreciation of investments	(103,492,263)
Net unrealized depreciation of investments	$ (98,428,792)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Convertible Bonds	$ —	$ 982,026	$ 373,460	$ 1,355,486
Corporate Bonds
Advertising	—	5,678,698	—	5,678,698
Aerospace & Defense	—	7,010,846	—	7,010,846
Airlines	—	6,056,254	—	6,056,254
LVIP JPMorgan High Yield Fund–25

LVIP JPMorgan High Yield Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Apparel	$ —	$ 657,065	$ —	$ 657,065
Auto Manufacturers	—	15,679,951	—	15,679,951
Auto Parts & Equipment	—	19,103,766	—	19,103,766
Banks	—	5,012,033	—	5,012,033
Beverages	—	1,412,568	—	1,412,568
Biotechnology	—	1,447,609	—	1,447,609
Building Materials	—	9,380,699	—	9,380,699
Chemicals	—	15,776,837	—	15,776,837
Commercial Services	—	24,619,829	—	24,619,829
Computers	—	7,366,566	—	7,366,566
Cosmetics & Personal Care	—	3,302,832	—	3,302,832
Distribution/Wholesale	—	1,531,590	—	1,531,590
Diversified Financial Services	—	8,196,246	—	8,196,246
Electric	—	7,508,761	—	7,508,761
Electrical Components & Equipment	—	6,387,352	—	6,387,352
Electronics	—	6,893,729	—	6,893,729
Engineering & Construction	—	5,092,721	—	5,092,721
Entertainment	—	20,537,365	—	20,537,365
Environmental Control	—	5,330,663	—	5,330,663
Food	—	14,575,025	—	14,575,025
Food Service	—	855,501	—	855,501
Forest Products & Paper	—	357,774	—	357,774
Gas	—	1,628,035	—	1,628,035
Health Care Products	—	6,447,782	—	6,447,782
Health Care Services	—	41,779,139	—	41,779,139
Home Furnishings	—	2,023,912	—	2,023,912
Household Products Wares	—	6,493,363	—	6,493,363
Housewares	—	3,900,804	—	3,900,804
Internet	—	8,571,701	—	8,571,701
Iron & Steel	—	4,425,754	—	4,425,754
Leisure Time	—	8,422,142	—	8,422,142
Lodging	—	9,602,977	—	9,602,977
Machinery Construction & Mining	—	2,000,619	—	2,000,619
Machinery Diversified	—	1,238,437	—	1,238,437
Media	—	75,645,017	—	75,645,017
Metal Fabricate & Hardware	—	564,163	—	564,163
Mining	—	5,952,639	—	5,952,639
Office Business Equipment	—	1,336,806	—	1,336,806
Oil & Gas	—	29,348,955	—	29,348,955
Oil & Gas Services	—	1,701,148	—	1,701,148
Packaging & Containers	—	14,467,015	—	14,467,015
Pharmaceuticals	—	22,615,056	—	22,615,056
Pipelines	—	34,033,832	—	34,033,832
Real Estate	—	1,574,888	—	1,574,888
Real Estate Investment Trusts	—	14,600,630	—	14,600,630
Retail	—	19,423,467	—	19,423,467
Semiconductors	—	5,994,989	—	5,994,989
Software	—	5,491,419	—	5,491,419
Telecommunications	—	42,574,884	792	42,575,676
Toys Games Hobbies	—	1,308,426	—	1,308,426
Transportation	—	67,824	—	67,824
Loan Agreements	—	26,943,705	209,314	27,153,019
Common Stock	6,900,236	85,732	3,806,713	10,792,681
Preferred Stocks	—	—	3,533,557	3,533,557
Rights	—	—	241,953	241,953
Warrants	—	—	502,593	502,593
Money Market Fund	5,790,796	—	—	5,790,796
Total Investments	$12,691,032	$601,019,566	$8,668,382	$622,378,980
During the year ended December 31, 2022, there were no material transfers to or from Level 3 investments.
LVIP JPMorgan High Yield Fund–26

LVIP JPMorgan High Yield Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table displays a summary of the valuation techniques and unobservable inputs used to value the Fund’s securities characterized as Level 3 investments for the period ended December 31, 2022.
Asset Type	Fair Value at December 31, 2022	Valuation Technique(s)	Unobservable Input	Range (Average)(c)
Common Stock	$ 3,806,713	Indicative Market Quote	Broker Quote	$2.50 - $375.00 ($106.55)
		Market Comparable Companies	Enterprise Value Ownership Percentage (b)	76.9% (N/A)
		Terms of Restructuring	Expected Recovery	$0.00 ($0.00)
Convertible Bonds	$ 373,460	Terms of Restructuring	Conversion Price	$14.00 (N/A)
Convertible Preferred Stock	$ 3,533,557	Indicative Market Quote	Broker Quote	$0.988 - $2,225.00 ($1,561.16)
		Market Comparable Companies	EBITDA Multiple (b)	5.0x (N/A)
		Market Comparable Companies	Liquidity Discount (a)	30% (N/A)
Corporate Bonds	$ 792	Pending Distribution	Expected Recovery	$0.01 ($0.01)
Loan Agreements	$ 209,314	Terms of Restructuring	Expected Recovery	10.9%-100% (96.0%)
Rights	$ 241,953	Indicative Market Quote	Broker Quote	$1.275 ($1.275)
		Pending Distribution	Expected Recovery	$0.01 ($0.01)
Warrants	$ 502,593	Indicative Market Quote	Broker Quote	$7.50 - $35.83 ($35.17)
Total	$8,668,382
(a) Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(b) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.
(c) Unobservable inputs were weighted by the relative fair value of the instruments, where applicable.
Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to significantly increase or decrease the fair value of the Fund's securities.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:
	Common Stock	Convertible Bonds	Convertible Preferred Stock	Corporate Bonds	Loan Agreements	Rights	Warrants	Total
Balance as of 12/31/2021	$ 2,791,069	$ —	$ 4,098,856	$ 9,383	$ 209,731	$ 261,707	$ 290,632	$ 7,661,378
Reclassifications	—	—	—	—	—	—	—	—
Purchases	6,811,818	—	—	—	88,324	—	—	6,900,142
Sales	(2,848,395)	(96)	—	—	(92,152)	—	—	(2,940,643)
Transfer In	3,618,730	365,295	—	—	—	—	—	3,984,025
Transfer Out	—	—	(365,295)	—	—	—	—	(365,295)
Accretion/(amortization)	—	—	—	—	720	—	—	720
Net realized gain/(loss)	539,234	(834)	—	—	5	—	—	538,405
Net change in unrealized appreciation(depreciation)	(7,105,743)	9,095	(200,004)	(8,591)	2,686	(19,754)	211,961	(7,110,350)
Balance as of 12/31/2022	$ 3,806,713	$ 373,460	$ 3,533,557	$ 792	$ 209,314	$ 241,953	$ 502,593	$ 8,668,382
Net change in unrealized appreciation (depreciation) from Level 3 investments still held as of 12/31/2022	$ (7,105,743)	$ 9,095	$ (200,004)	$ 792	$ (77,520)	$ (19,754)	$ 211,961	$ (7,181,173)
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, partnership investments, convertible preferred debt instruments and defaulted bond
LVIP JPMorgan High Yield Fund–27

LVIP JPMorgan High Yield Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
income tax accruals.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$36,888,646	$37,953,878
Return of capital	—	79,951
Total	$36,888,646	$38,033,829
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 114,909
Capital loss carryforward	(35,207,277)
Other temporary differences	1
Net unrealized depreciation	(98,428,792)
Distributable earnings/(accumulated loss)	$(133,521,159)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, the Fund recorded the following permanent reclassifications primarily related to prior year true ups:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$(51,357)	$51,357
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2022, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$2,016,412	$33,190,865	$35,207,277
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	2,534,969	6,791,841
Service Class	4,272,605	6,681,084
Shares reinvested:
Standard Class	2,785,466	2,578,764
Service Class	1,166,010	957,392
	10,759,050	17,009,081
Shares redeemed:
Standard Class	(14,981,745)	(6,187,020)
Service Class	(7,542,527)	(5,405,726)
	(22,524,272)	(11,592,746)
Net increase (decrease)	(11,765,222)	5,416,335
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the
LVIP JPMorgan High Yield Fund–28

LVIP JPMorgan High Yield Fund
Notes to Financial Statements (continued)
 7. Line of Credit (continued)
respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Swap Contracts–The Fund enters into Credit Default Swap (CDS) contracts in the normal course of pursuing its investment objective and strategies. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.
Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.
During the year ended December 31, 2022, the Fund entered into CDS contracts as a seller of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to central counterparties for centrally cleared CDS basket trades, as determined by an applicable central counterparty.   No CDS contracts were outstanding at December 31, 2022.
CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, by trading these instruments through a central counterparty.
During the year ended December 31, 2022, the Fund used CDS contracts to gain exposure to certain securities or markets.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	$375	$—
LVIP JPMorgan High Yield Fund–29

LVIP JPMorgan High Yield Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
CDS contracts (average notional value)*	$76,923	$76,154

*Long represents buying protection and short represents selling protection.
9. Risk Factors
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU was effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the Financial Conduct Authority (FCA), regulator of financial services firms and financial markets in the United Kingdom, announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023. In December 2022, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2022-06, Reference Rate Reform (Topic 848)-Deferral of the Sunset Date of Topic 848. The amendments in this update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management is currently evaluating the impact, if any, of applying this ASU.
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
LVIP JPMorgan High Yield Fund–30

LVIP JPMorgan High Yield Fund
Notes to Financial Statements (continued)
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP JPMorgan High Yield Fund–31

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP JPMorgan High Yield Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP JPMorgan High Yield Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP JPMorgan High Yield Fund–32

LVIP JPMorgan High Yield Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.  The Board concluded that the services provided by LIAC were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022.  The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction.  The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board considered that LIAC had implemented an advisory fee waiver on assets over $150 million for the Fund through April 30, 2023.  The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was higher than the median net investment management fee of the Morningstar peer group.   In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
LVIP JPMorgan High Yield Fund–33

LVIP JPMorgan High Yield Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that LIAC had a breakpoint in the investment management fee schedule and had implemented an advisory fee waiver on assets over $150 million for the Fund through April 30, 2023.  The Board concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits.  The Board reviewed materials provided by LIAC as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LIAC and J.P. Morgan Investment Management, Inc. (“JPMorgan”) on behalf of the LVIP JPMorgan High Yield Fund, the Board considered the nature, extent and quality of services provided by JPMorgan under the subadvisory agreement.  The Board reviewed the services provided by JPMorgan, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of JPMorgan.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance.  The Board reviewed the LVIP JPMorgan High Yield Fund’s total return compared to the total return of a peer group of funds included in the Morningstar High Yield Bond funds category and the Bloomberg US High Yield 2% Issuer Cap Total Return USD Index.  The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-year period and below the return of the Morningstar peer group median and the benchmark index for the three-, five- and ten-year periods.  The Board considered LIAC’s comments that underperformance for the three- and five-year periods compared to the benchmark, was primarily attributable to the Fund’s overweight to more liquid securities and underweight to lower quality securities and fallen angel credits.  The Board noted LIAC’s view that it was comfortable with the current investment process and the team’s ability to meet the performance objective of the Fund.  The Board concluded that the services provided by JPMorgan were satisfactory.
Subadvisory Fee and Economies of Scale.  The Board reviewed the subadvisory fee schedule for the Fund as well as fees for other similar accounts managed by JPMorgan.  The Board considered that LIAC compensates JPMorgan from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and JPMorgan, which is an unaffiliated third party of LIAC.  The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding JPMorgan’s estimated profitability from providing subadvisory services to the Fund.  The Board reviewed materials provided by JPMorgan as to any additional benefits it receives and noted JPMorgan’s statement that it was not aware of other direct or indirect benefits from its relationship to the Fund other than receipt of subadvisory fees.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP JPMorgan High Yield Fund–34

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP JPMorgan High Yield Fund–35

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP JPMorgan High Yield Fund–36

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP JPMorgan High Yield Fund–37

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP JPMorgan High Yield Fund–38

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP JPMorgan High Yield Fund–39

LVIP JPMorgan Retirement Income Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP JPMorgan Retirement Income Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP JPMorgan Retirement Income Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: J.P. Morgan Investment Management, Inc.
The Fund returned (13.33%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the S&P Target Date® Retirement Income Index1, returned (11.17%).
2022 was a difficult year for both equity and fixed income markets. The war in Ukraine and central banks’ battle against inflation have been the main sources of bond and equity markets’ struggles. However, the final quarter of the year has brought some relief, as markets grew more confident regarding a slowing of the pace of policy tightening. Arguably the most painful move in markets in 2022 was the sharp decline in government bond prices. The unusually large sell-off in government bonds, alongside falling stock prices, made for a challenging environment for multi-asset investors. This was caused by central banks having to raise interest rates by far more than investors had expected at the beginning of the year due to runaway inflation.
Global equities finished 2022 down (18.0%) based on the MSCI AC World Index2 in USD terms. Value stocks significantly outperformed growth stocks over the year. This can largely be explained by the high starting valuations for growth stocks, some growth disappointments, and the effect of rising interest rates. One part of the world where few would argue that a lot of bad news has already been priced in is in China. The MSCI China Index3 is down 50% from its 2021 peak and was down (22%) over the year. That’s despite a 34% rally off of the recent lows since October, as China looks to move beyond its zero Covid policy.
Global fixed income returns were negative for 2022, as a tighter monetary policy drove interest rates higher through year-end. The 10-yr U.S. Treasury yield finished the year at 3.88%, up 236 bps from where it started the year. The 30-yr U.S. Treasury finished the year at 3.97%, up 207 bps from where it started the year. As a result, U.S. 10-yr and 30-yr Treasury returns were down 16.3% and 33.3%, respectively, in 2022, as per the Bloomberg U.S. Treasury Bellwether 10-yr and 30-yr indices4. Overall, U.S. fixed income markets were down (13.0%) over the year, according to Bloomberg U.S. Aggregate Bond Index5.
We believe that 2023 will see an extended period of subtrend global growth. Risk of a mild recession in the U.S. has increased. Europe may already be in recession, even if its severity turns out to be less than initially feared. Inflation is cooling but remains uncomfortably high, in turn suggesting that policy rates are more likely to pause at a high level than to turn sharply lower.  Overall, our positioning reflects continued near-term caution and is unequivocally designed for a period of sluggish growth. We enter 2023 underweight equities. We are broadly neutral on duration but with an appetite to add duration on weakness and to increase our exposure to high grade credit, particularly at the short end of the yield curve. The prospect of a softer dollar as well as better valuation support leads us to marginally prefer non-U.S. equity markets.
Over the year, there were no major contributors. The biggest detractors were JPM Equity Index, JM International Research Enhanced Equity, and JPM High Yield. Since inception, the strongest contributors have been the JPM Equity Index, JPM High Yield, and JPM Floating Rate Income. There were no overall detractors.
The Fund uses futures for cash management, risk mitigation, and to implement tactical asset allocation views. They are also being used to manage exposure to U.S. equities, Europe ex U.K. equities, Japanese Equities, EAFE Equities, REITs and U.S. government bonds.
Portfolio Managers:
J.P. Morgan Investment Management, Inc.:	Michael Feser
Jeffrey Geller
Silvia Trillo
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP JPMorgan Retirement Income Fund Standard Class shares on December 31, 2012. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,420. For comparison, look at how the S&P Target Date® Retirement Income Index did over the same period. The same $10,000 investment would have increased to $14,228. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 13.33%
Five Years	+ 1.79%
Ten Years	+ 3.73%
Service Class Shares
One Year	- 13.55%
Five Years	+ 1.53%
Ten Years	+ 3.47%
1. The S&P Target Date® Retirement Income Index consists of 11 multi-asset class indices, each corresponding to a particular target retirement date.

LVIP JPMorgan Retirement Income Fund–1

LVIP JPMorgan Retirement Income Fund
2022 Annual Report Commentary (unaudited) (continued)
2. MSCI AC World Index The MSCI All Country World Index (net dividends) is a free float-adjusted market capitalization weighted Index that measures equity market performance of developed markets.The Index consists of more than 20 developed-market country Indexes, including the United States.
3.MSCI China Index The MSCI China Index captures large and mid cap representation across China A shares, H shares, B shares, Red chips, P chips and foreign listings (e.g. ADRs). With 717 constituents, the Index covers about 85% of this chine equity universe. Currently, the Index includes Large Cap A and Mid Cap A shares represented at 20% of their free float adjusted market capitalization.
4.Bloomberg U.S. Treasury Bellwether 10-yr and 30-yr indices.
5The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The Index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
LVIP JPMorgan Retirement Income Fund–2

LVIP JPMorgan Retirement Income Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,003.60	0.42%	$2.12
Service Class Shares	1,000.00	1,002.20	0.67%	3.38
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.10	0.42%	$2.14
Service Class Shares	1,000.00	1,021.90	0.67%	3.41

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP JPMorgan Retirement Income Fund–3

LVIP JPMorgan Retirement Income Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Investment Companies	98.47%
Equity Funds	25.28%
Fixed Income Funds	49.54%
International Equity Funds	12.16%
Money Market Funds	11.49%
U.S. Treasury Obligations	0.95%
Total Investments	99.42%
Receivables and Other Assets Net of Liabilities	0.58%
Net Assets	100.00%
LVIP JPMorgan Retirement Income Fund–4

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–98.47%
Equity Funds–25.28%
JPMorgan BetaBuilders MSCI US REIT ETF	4,242	$ 346,147
JPMorgan BetaBuilders US Mid Cap Equity ETF	66,668	4,840,597
✧JPMorgan Equity Index Fund	515,591	29,682,568
JPMorgan Realty Income ETF	56,015	2,301,096
✧JPMorgan Small Cap Equity Fund	39,968	2,015,204
✧JPMorgan Small Cap Growth Fund	58,105	1,011,030
✧JPMorgan Small Cap Value Fund	41,548	1,007,947
✧JPMorgan U.S. Equity Fund	570,307	9,792,171
		50,996,760
Fixed Income Funds–49.54%
✧JPMorgan Core Bond Fund	6,733,296	68,073,628
✧JPMorgan Floating Rate Income Fund	2,056	17,123
✧JPMorgan High Yield Fund	2,450,589	15,046,617
JPMorgan High Yield Research Enhanced ETF	38,850	1,703,184
JPMorgan Inflation Managed Bond ETF	328,977	15,083,596
		99,924,148
International Equity Funds–12.16%
JPMorgan ActiveBuilders Emerging Markets Equity ETF	55,234	1,878,508
✧JPMorgan Emerging Markets Equity Fund	138,788	3,899,948
✧JPMorgan Emerging Markets Research Enhanced Equity Fund	259,238	3,808,212
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
International Equity Funds (continued)
✧JPMorgan International Equity Fund	370,865	$ 6,085,888
JPMorgan International Research Enhanced Equity ETF	176,687	8,844,951
		24,517,507
Money Market Funds–11.49%
JPMorgan Prime Money Market Fund - IM Shares (seven-day effective yield 4.59%)	23,170,253	23,181,838
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	2,237	2,237
		23,184,075
Total Investment Companies (Cost $197,526,668)		198,622,490

	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS–0.95%
U.S. Treasury Notes
0.13% 1/31/23	1,252,000	1,248,227
∞0.88% 1/31/24	693,000	664,928
Total U.S. Treasury Obligations (Cost $1,918,026)		1,913,155

TOTAL INVESTMENTS–99.42% (Cost $199,444,694)	200,535,645
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.58%	1,159,784
NET ASSETS APPLICABLE TO 18,092,945 SHARES OUTSTANDING–100.00%	$201,695,429
NET ASSET VALUE PER SHARE–LVIP JPMORGAN RETIREMENT INCOME FUND STANDARD CLASS ($146,449,146 / 13,133,815 Shares)	$11.151
NET ASSET VALUE PER SHARE–LVIP JPMORGAN RETIREMENT INCOME FUND SERVICE CLASS ($55,246,283 / 4,959,130 Shares)	$11.140
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$211,709,473
Distributable earnings/(accumulated loss)	(10,014,044)
TOTAL NET ASSETS	$201,695,429

LVIP JPMorgan Retirement Income Fund–5

LVIP JPMorgan Retirement Income Fund
Statement of Net Assets (continued)

✧ Class R-6 shares.
° Principal amount shown is stated in U.S. dollars.
∞ Fully or partially pledged as collateral for futures contracts.
★ Includes $720,139 variation margin due from broker on futures contracts, $1,518,063 payable for securities purchased, $54,188 payable for fund shares redeemed, $71,092 other accrued expenses payable and $89,459 due to manager and affiliates as of December 31, 2022.

The following futures contracts were outstanding at December 31, 2022:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
(40)	Dow Jones U.S. Real Estate Index	$(1,319,200)	$(1,408,708)	3/17/23	$ 89,508	$ —
38	E-mini MSCI EAFE Index	3,703,860	3,885,268	3/17/23	—	(181,408)
(99)	E-mini MSCI Emerging Markets Index	(4,749,030)	(4,904,760)	3/17/23	155,730	—
(5)	E-mini S&P 500 Index	(965,250)	(1,006,322)	3/17/23	41,072	—
(16)	Euro STOXX 50 Index	(648,264)	(681,419)	3/17/23	33,155	—
(6)	FTSE 100 Index	(541,562)	(546,306)	3/17/23	4,744	—
Total Futures Contracts					$324,209	$(181,408)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 9 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022.

Summary of Abbreviations:
EAFE–Europe Australasia Far East
ETF–Exchange-Traded Fund
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
REIT–Real Estate Investment Trust
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Retirement Income Fund–6

LVIP JPMorgan Retirement Income Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends	$ 5,264,877
Interest	713,981
Foreign taxes withheld	(1,673)
5,977,185
EXPENSES:
Management fees	1,584,330
Distribution fees-Service Class	142,716
Accounting and administration expenses	83,089
Shareholder servicing fees	61,261
Professional fees	49,200
Pricing fees	24,206
Custodian fees	14,330
Reports and statements to shareholders	12,651
Trustees’ fees and expenses	6,953
Consulting fees	2,785
Other	6,354
1,987,875
Less:
Management fees waived	(872,341)
Expenses reimbursed	(91,834)
Total operating expenses	1,023,700
NET INVESTMENT INCOME	4,953,485
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(9,737,143)
Distributions from investment companies	1,004,328
Foreign currencies	(21,519)
Futures contracts	(2,108,003)
Net realized loss	(10,862,337)
Net change in unrealized appreciation (depreciation) of:
Investments	(24,754,380)
Foreign currencies	67,864
Futures contracts	(369,926)
Net change in unrealized appreciation (depreciation)	(25,056,442)
NET REALIZED AND UNREALIZED LOSS	(35,918,779)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(30,965,294)
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Retirement Income Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 4,953,485	$ 4,131,329
Net realized gain (loss)	(10,862,337)	7,333,501
Net change in unrealized appreciation (depreciation)	(25,056,442)	1,943,115
Net increase (decrease) in net assets resulting from operations	(30,965,294)	13,407,945
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(7,715,790)	(5,949,514)
Service Class	(2,733,844)	(2,021,524)
	(10,449,634)	(7,971,038)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,822,349	5,183,606
Service Class	5,852,962	11,122,717
Net assets from merger:
Standard Class	17,607,053	—
Service Class	5,462,960	—
Reinvestment of dividends and distributions:
Standard Class	7,715,790	5,949,515
Service Class	2,733,844	2,021,523
	43,194,958	24,277,361
Cost of shares redeemed:
Standard Class	(22,762,007)	(24,863,231)
Service Class	(9,956,913)	(11,890,499)
	(32,718,920)	(36,753,730)
Increase (decrease) in net assets derived from capital share transactions	10,476,038	(12,476,369)
NET DECREASE IN NET ASSETS	(30,938,890)	(7,039,462)
NET ASSETS:
Beginning of year	232,634,319	239,673,781
End of year	$201,695,429	$232,634,319
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Retirement Income Fund–7

LVIP JPMorgan Retirement Income Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan Retirement Income Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 13.564	$ 13.267	$ 12.562	$ 11.370	$ 14.163
Income (loss) from investment operations:
Net investment income[1]	0.291	0.245	0.256	0.330	0.310
Net realized and unrealized gain (loss)	(2.107)	0.532	0.928	1.254	(0.862)
Total from investment operations	(1.816)	0.777	1.184	1.584	(0.552)
Less dividends and distributions from:
Net investment income	(0.241)	(0.312)	(0.328)	(0.392)	(0.349)
Net realized gain	(0.356)	(0.168)	(0.151)	—	(1.892)
Total dividends and distributions	(0.597)	(0.480)	(0.479)	(0.392)	(2.241)
Net asset value, end of period	$ 11.151	$ 13.564	$ 13.267	$ 12.562	$ 11.370
Total return[2]	(13.33%)	5.87%	9.48%	13.93%	(4.53%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 146,449	$170,271	$179,898	$183,336	$182,539
Ratio of expenses to average net assets[3]	0.41%	0.52%	0.50%	0.47%	0.46%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.87%	0.87%	0.89%	0.88%	0.87%
Ratio of net investment income to average net assets	2.42%	1.80%	2.03%	2.69%	2.31%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.96%	1.45%	1.64%	2.28%	1.90%
Portfolio turnover	70%	51%	44%	35%	44%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Retirement Income Fund–8

LVIP JPMorgan Retirement Income Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan Retirement Income Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 13.552	$ 13.256	$ 12.554	$ 11.367	$ 14.161
Income (loss) from investment operations:
Net investment income[1]	0.260	0.211	0.224	0.300	0.275
Net realized and unrealized gain (loss)	(2.105)	0.531	0.925	1.250	(0.859)
Total from investment operations	(1.845)	0.742	1.149	1.550	(0.584)
Less dividends and distributions from:
Net investment income	(0.211)	(0.278)	(0.296)	(0.363)	(0.318)
Net realized gain	(0.356)	(0.168)	(0.151)	—	(1.892)
Total dividends and distributions	(0.567)	(0.446)	(0.447)	(0.363)	(2.210)
Net asset value, end of period	$ 11.140	$ 13.552	$ 13.256	$ 12.554	$ 11.367
Total return[2]	(13.55%)	5.60%	9.21%	13.64%	(4.76%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 55,246	$62,363	$59,776	$ 56,258	$ 42,968
Ratio of expenses to average net assets[3]	0.66%	0.77%	0.75%	0.72%	0.71%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	1.12%	1.12%	1.14%	1.13%	1.12%
Ratio of net investment income to average net assets	2.17%	1.55%	1.78%	2.44%	2.06%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.71%	1.20%	1.39%	2.03%	1.65%
Portfolio turnover	70%	51%	44%	35%	44%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Retirement Income Fund–9

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP JPMorgan Retirement Income Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests a substantial portion of its assets in open-end investment companies, including exchange-traded funds (“ETFs”), advised by J.P. Morgan or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may also invest in individual securities. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek to provide current income and some capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Equity securities and Exchange-Traded Funds (“ETFs”), except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other securities and assets for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by and using methods approved by the Fund’s Board of Trustees (the “Board”). In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as review of information, assumptions, sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition or suspension of trading in a security, as applicable.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
LVIP JPMorgan Retirement Income Fund–10

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to the changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies”. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends and interest are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. Effective April 1, 2022, the waiver amount is 0.45% of the Fund’s average daily net assets.   The agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   Prior to April 1, 2022, the waiver amount was 0.307% of the Fund’s average daily net assets.
Effective April 1, 2022, LIAC has contractually agreed to waive its fees and/or reimburse the Fund to the extent that the Fund’s annual operating expenses exceed 0.38% of the Fund’s average daily net assets for the Standard Class and 0.63% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least June 10, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   Prior to April 1, 2022, LIAC had contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses were not to exceed 0.523% the Fund’s average daily net assets for the Standard Class and 0.773% for the Service Class.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2022, LIAC has not recouped any previously reimbursed Fund expenses.
LVIP JPMorgan Retirement Income Fund–11

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2023	2024	2025	Total
LIAC	$ 148,631	$ 97,475	$ 91,834	$ 337,940
J.P. Morgan Investment Management, Inc. (“JPM”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays JPM a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$14,893
Legal	2,676
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $6,585 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds and ETFs in which it invests. Because each of the Underlying Funds and ETFs has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds and ETFs at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$72,549
Distribution fees payable to LFD	11,856
Shareholder servicing fees payable to Lincoln Life	5,054
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$199,103,614
Purchases of U.S. government securities	5,024,651
Sales other than U.S. government securities	154,685,399
Sales of U.S. government securities	43,758,518
LVIP JPMorgan Retirement Income Fund–12

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$200,127,778
Aggregate unrealized appreciation of investments and derivatives	$ 9,510,732
Aggregate unrealized depreciation of investments and derivatives	(9,053,923)
Net unrealized appreciation of investments and derivatives	$ 456,809
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment Companies	$198,622,490	$ —	$—	$198,622,490
U.S. Treasury Obligations	—	1,913,155	—	1,913,155
Total Investments	$198,622,490	$1,913,155	$—	$200,535,645
Derivatives:

Assets:
Futures Contracts	$ 324,209	$—	$—	$ 324,209
Liabilities:
Futures Contract	$(181,408)	$—	$—	$(181,408)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
LVIP JPMorgan Retirement Income Fund–13

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/22	12/31/21
Ordinary income	$4,125,105	$5,324,078
Long-term capital gains	6,324,529	2,646,960
Total	$10,449,634	$7,971,038
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 954,271
Capital loss carryforward	(11,425,124)
Net unrealized appreciation	456,809
Distributable earnings/(accumulated loss)	$(10,014,044)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2022, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$4,195,005	$7,230,119	$11,425,124
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	316,176	381,906
Service Class	478,481	818,551
Shares reinvested:
Standard Class	692,495	436,129
Service Class	245,836	148,348
Shares from merger:
Standard Class	1,477,474	—
Service Class	459,342	—
	3,669,804	1,784,934
Shares redeemed:
Standard Class	(1,905,373)	(1,824,509)
Service Class	(826,373)	(874,450)
	(2,731,746)	(2,698,959)
Net increase (decrease)	938,058	(914,025)
LVIP JPMorgan Retirement Income Fund–14

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
7.  Fund Merger
As of the close of business on June 10, 2022, the Fund acquired all of the assets and liabilities of the LVIP T. Rowe Price 2010 Fund (“Acquired Fund”), an open-end investment company, in exchange for the shares of the LVIP JPMorgan Retirement Income Fund (“Acquiring Fund”) pursuant to a Plan and Agreement of Reorganization (“Reorganization”). The purpose of the Reorganization was to combine 2 funds managed by LIAC with comparable investment objectives and strategies. The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Acquiring Fund reflected the historical basis of the assets of the Acquired Fund as of the date of the Reorganization. For financial reporting purposes, the Acquiring Fund was deemed to be the accounting survivor and assets received and shares issued by the Acquiring Fund were recorded at fair value. The shareholders of the Acquired Fund received shares of the respective class of the Acquiring Fund equal to the aggregate net asset value of their shares in the Acquired Fund prior to the Reorganization, as shown in the following table:
	Acquired Fund Shares Outstanding	Acquiring Fund	Shares Converted to Aquiring Fund	Aquired Fund Net Assets	Conversion Ratio
Acquired Fund - Standard Class	2,121,319	Standard Class	1,477,474	$17,607,053	0.696
Acquired Fund - Service Class	658,987	Service Class	459,342	5,462,960	0.697
The net assets of the Acquiring Fund before the acquisition were $197,169,628. The net assets of the Acquiring Fund immediately following the acquisition were $ 220,239,640.
If the acquisition had been completed on January 1, 2022, the beginning of the Acquiring Fund’s reporting period, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2022, would have been as follows (unaudited):
Net investment income (loss)	$ 4,981,876(a)
Net realized gain (loss)	(9,260,998) (b)
Net change in unrealized appreciation (depreciation)	(18,154,819) (c)
Net decrease in net assets resulting from operations	$(22,433,941)

(a)	$4,953,485, as reported in the Statement of Operations, plus $28,391 Net investment income (loss) from Acquired Fund pre-merger.
(b)	$(10,862,337), as reported in the Statement of Operations, plus $1,601,339 Net realized gain (loss) from Acquired Fund pre-merger.
(c)	$(25,056,442), as reported in the Statement of Operations, plus $6,901,623 Net change in unrealized appreciation (depreciation) from Acquired Fund pre-merger.
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that have been included in the Fund’s statement of operations since June 13, 2022.
8. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
9. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the
LVIP JPMorgan Retirement Income Fund–15

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
 9. Derivatives (continued)
contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.   At December 31, 2022, the Fund pledged securities with a value of $177,000 as collateral for futures contracts.
During the year ended December 31, 2022, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to facilitate investments in portfolio securities and to reduce transaction costs.
Fair values of derivative instruments as of December 31, 2022 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$324,209	Receivables and other assets net of liabilities	$(181,408)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(1,546,821)	$(304,853)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(561,182)	(65,073)
Total		$(2,108,003)	$(369,926)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$11,310,584	$4,685,562
10. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and
LVIP JPMorgan Retirement Income Fund–16

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
 10. Risk Factors (continued)
dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2022. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
11. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
12. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU was effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the Financial Conduct Authority (FCA), regulator of financial services firms and financial markets in the United Kingdom, announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023. In December 2022, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2022-06, Reference Rate Reform (Topic 848)-Deferral of the Sunset Date of Topic 848. The amendments in this update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management is currently evaluating the impact, if any, of applying this ASU.
LVIP JPMorgan Retirement Income Fund–17

LVIP JPMorgan Retirement Income Fund
Notes to Financial Statements (continued)
13. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP JPMorgan Retirement Income Fund–18

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP JPMorgan Retirement Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP JPMorgan Retirement Income Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP JPMorgan Retirement Income Fund–19

LVIP JPMorgan Retirement Income Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction decisions. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LIAC had delegated the day-to-day investment management of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2023. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. The Board considered that the Fund’s net
LVIP JPMorgan Retirement Income Fund–20

LVIP JPMorgan Retirement Income Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the median net expense ratio of the Morningstar peer group (including AFFE). In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and J.P. Morgan Investment Management, Inc. (“JPMorgan”) on behalf of the LVIP JPMorgan Retirement Income Fund, the Board considered the nature, extent and quality of services provided by JPMorgan under the subadvisory agreement. The Board reviewed the services provided by JPMorgan, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of JPMorgan. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP JPMorgan Retirement Income Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and the S&P Target Date Retirement Income Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one- and five-year periods and below the return of the Morningstar peer group median and above the return of the benchmark index for the three-year period. The Board considered that the Fund’s investment strategy and benchmark changed and that JPMorgan became subadviser effective May 1, 2017. The Board noted LIAC’s statement that the Fund’s underperformance for the one-year period was primarily due to negative stock selection within the underlying JPMorgan Small Cap Equity and Emerging Markets Equity funds. The Board also noted LIAC’s view that it remains comfortable with the Fund, as performance patterns are in line with LIAC’s expectations since the May 1, 2017 strategy and allocation change. The Board considered that LIAC would continue to monitor performance closely. The Board concluded that the services provided by JPMorgan were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund and fees for a similar fund advised by JPMorgan. The Board noted that LIAC recently determined to no longer invest the fixed income sleeve portion of the Fund’s portfolio directly in portfolio securities, but instead to invest all of the Fund’s assets in underlying funds managed by JPMorgan, an unaffiliated third party, and its affiliates. The Board further noted that this change resulted in JP Morgan’s contractual subadvisory fee being reduced to zero as JPMorgan receives fees for managing the underlying funds and no longer manages direct portfolio investments. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding JPMorgan’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by JPMorgan as to any additional benefits it receives and noted JPMorgan’s statement that it was not aware of other direct or indirect benefits from its relationship to the Fund other than receipt of subadvisory fees and management fees from the underlying funds.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP JPMorgan Retirement Income Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP JPMorgan Retirement Income Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP JPMorgan Retirement Income Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP JPMorgan Retirement Income Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP JPMorgan Retirement Income Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP JPMorgan Retirement Income Fund–26

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: J.P. Morgan Investment Management, Inc.
Schroder Investment Management North America Inc.
The Fund returned (9.17%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the Russell Midcap® Value Index1, returned (12.03%).
Energy and industrials were the best performing sectors, returning 22.81% and 19.23% respectively. Consumer discretionary and communication services were the only sectors to close in the red, returning (10.18%) and (1.36%) respectively.
The S&P 500® Index2 started the fourth quarter on a relatively strong note, posting strong returns across October and November. Equity markets cheered lower than estimated inflation, with consecutive readings trending downwards to touch 7.1% for November, down from a peak of 9.1% in June. The Federal Reserve also slowed the pace of rate hikes, hiking 50 bps in December for a cumulative 125 bps hike across November and December. Equity markets ended the year on a volatile note, with December dampening the strong rally seen in the prior two months. Finally, earnings forecasts for 2023 witnessed sharp cuts as recession fears mounted.
Large cap stocks as represented by the S&P 500® Index outperformed the small cap Russell 2000® Index3, as they returned 7.56% vs. 6.24%, respectively. Value outperformed Growth, as the Russell 3000® Value Index4 returned 12.18% and the Russell 3000® Growth Index5 returned 2.32%.
We continue to focus on fundamentals of the economy and company earnings. Our analysts’ estimates for S&P 500® Index earnings currently project (2%) for 2023 and 12% for 2024. While subject to revision, this forecast includes our best analysis of earnings expectations. Inflation and other uncertainties, such as the tightening liquidity, lingering supply chain constraints and economic impacts of the war in Ukraine, will be integral to investor sentiment moving forward.
While the economy teeters on the edge of recession, we remain balanced and continue to monitor incremental risks that could represent headwinds for U.S. equities. Through the volatility, we continue to focus on high conviction stocks and take advantage of market dislocations for compelling stock selection opportunities.
2022 was a rollercoaster ride for investors. For US equities markets, despite some ups along the way, it marked the worst year since the Global Financial Crisis. While there were little places to hide, value & defensive stocks were in favor, reducing volatility on the downside vs. other areas. Given this tumultuous backdrop, the Fund significantly outperformed its benchmark with positive stock selection in 7/11 sectors. Strong stock selection in healthcare and financials contributed to outperformance, while communications services and energy served as detractors.
Technology has been at the forefront of the market sell-off, and we have navigated well through our underweight & strong stock selection. As a function of not owning some of the more cyclical or growth-oriented stocks, our names are down (9%) vs. the broader benchmark down (28%). Companies like Motorola (MSI) have reduced volatility on the downside by continuing to beat on quarterly earnings & even raising its outlook. Revenue growth has accelerated, and operating margins have remained more resilient vs. forecasts. While we’ve taken some profits on its relative strength, we still expect MSI’s talented management team to continue to deliver value through a mixture of prudent M&A activity and returning capital to shareholders.
Stock selection within communication services has been disappointing, with Liberty Broadband (LRBDK) acting as a top detractor. Charter, LBRDK’s principal holding, continues to stumble with declining residential broadband subscribers. While fixed wireless competition looms over the stock multiple, we feel optimistic in LBRDK’s management team’s ability to navigate, as evidenced by their active share buy backs during bouts of volatility. We believe LBRDK’s valuation remains inexpensive, and the business has evolved from high growth to a steady-eddy cash flow generator, which keeps it a strong fit within the Fund.
This Fund utilizes a volatility management overlay. Despite a difficult market environment with high equity and cross-asset volatility and repeated V-shaped markets, the risk management overlay of the Fund not only reduced Fund volatility meaningfully, but also had a positive impact on relative performance in 2022.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Michael Hoppe
Alex Zeng
J.P. Morgan Investment Management, Inc.:	Wonseok Choi
Akash Gupta
Andrew Stern
Phillip D. Hart
Lawrence Playford
Jonathan Tse
Jonathan K. L. Simon
Schroder Investment Management
North America Inc.:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–1

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
2022 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class shares on 12/31/12. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $19,137. For comparison, look at how the Russell Midcap® Value Index did over the same period. The same $10,000 investment would have increased to $26,193. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 9.17%
Five Years	+ 4.14%
Ten Years	+ 6.71%
Service Class Shares
One Year	- 9.39%
Five Years	+ 3.88%
Ten Years	+ 6.44%
1. The Russell Midcap®Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
3. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.
4. The Russell 3000® Value Index measures the performance of the broad value segment of the US equity value universe. It includes those Russell 3000 companies with relatively lower price-to-book ratios.
5. The Russell 3000® Growth Index measures the performance of the broad growth segment of the US equity universe. It includes those Russell 3000 companies with relatively higher price-to-book ratios.

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–2

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,044.50	0.78%	$4.02
Service Class Shares	1,000.00	1,043.20	1.03%	5.30
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.30	0.78%	$3.97
Service Class Shares	1,000.00	1,020.10	1.03%	5.24

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–3

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	93.37%
Aerospace & Defense	0.23%
Air Freight & Logistics	0.13%
Airlines	0.57%
Automobiles	0.09%
Banks	7.43%
Beverages	1.09%
Biotechnology	1.15%
Building Products	1.75%
Capital Markets	5.91%
Chemicals	1.78%
Commercial Services & Supplies	0.24%
Communications Equipment	0.96%
Construction & Engineering	0.15%
Construction Materials	0.72%
Consumer Finance	0.74%
Containers & Packaging	2.16%
Distributors	1.50%
Diversified Consumer Services	0.15%
Diversified Financial Services	0.56%
Diversified Telecommunication Services	0.32%
Electric Utilities	3.42%
Electrical Equipment	2.67%
Electronic Equipment, Instruments & Components	2.85%
Energy Equipment & Services	0.14%
Entertainment	0.88%
Equity Real Estate Investment Trusts	8.02%
Food & Staples Retailing	1.44%
Food Products	0.96%
Gas Utilities	0.52%
Health Care Equipment & Supplies	1.60%
Health Care Providers & Services	4.88%
Hotels, Restaurants & Leisure	1.36%
Household Durables	1.19%
Household Products	0.59%
Independent Power and Renewable Electricity Producers	0.28%
Industrial Conglomerates	0.09%
Insurance	5.23%
Interactive Media & Services	0.96%
Internet & Direct Marketing Retail	0.14%
IT Services	1.77%
Leisure Products	0.08%
Life Sciences Tools & Services	0.91%
Machinery	5.13%
Media	1.66%
Security Type/Sector	Percentage of Net Assets
Metals & Mining	0.57%
Mortgage Real Estate Investment Trusts (REITs)	0.05%
Multiline Retail	0.24%
Multi-Utilities	2.97%
Oil, Gas & Consumable Fuels	3.54%
Paper & Forest Products	0.08%
Personal Products	0.20%
Pharmaceuticals	1.32%
Professional Services	0.56%
Real Estate Management & Development	0.80%
Road & Rail	0.24%
Semiconductors & Semiconductor Equipment	0.55%
Software	1.89%
Specialty Retail	2.43%
Technology Hardware, Storage & Peripherals	0.49%
Textiles, Apparel & Luxury Goods	1.84%
Thrifts & Mortgage Finance	0.49%
Tobacco	0.31%
Trading Companies & Distributors	0.36%
Water Utilities	0.04%
Money Market Fund	6.16%
Total Investments	99.53%
Receivables and Other Assets Net of Liabilities	0.47%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Ameriprise Financial, Inc.	2.18%
Xcel Energy, Inc.	1.32%
Laboratory Corp. of America Holdings	1.25%
CMS Energy Corp.	1.25%
M&T Bank Corp.	1.20%
Huntington Bancshares, Inc.	1.14%
AmerisourceBergen Corp.	1.14%
WEC Energy Group, Inc.	1.11%
Loews Corp.	1.05%
Arch Capital Group Ltd.	1.03%
Total	12.67%

IT–Information Technology

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–4

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
COMMON STOCK–93.37%
Aerospace & Defense–0.23%
Lockheed Martin Corp.	790	$ 384,327
Raytheon Technologies Corp.	6,440	649,925
Textron, Inc.	3,755	265,854
		1,300,106
Air Freight & Logistics–0.13%
CH Robinson Worldwide, Inc.	1,655	151,532
Expeditors International of Washington, Inc.	3,493	362,992
FedEx Corp.	1,440	249,408
		763,932
Airlines–0.57%
†Alaska Air Group, Inc.	3,217	138,138
†Copa Holdings SA Class A	3,952	328,688
†Delta Air Lines, Inc.	28,370	932,238
Southwest Airlines Co.	54,976	1,851,042
		3,250,106
Automobiles–0.09%
Ford Motor Co.	44,025	512,011
		512,011
Banks–7.43%
Bank of America Corp.	57,690	1,910,693
Citigroup, Inc.	11,740	531,000
Citizens Financial Group, Inc.	129,120	5,083,454
Comerica, Inc.	5,793	387,262
East West Bancorp, Inc.	3,952	260,437
Fifth Third Bancorp	149,571	4,907,424
First Citizens BancShares, Inc. Class A	3,752	2,845,367
First Horizon Corp.	4,604	112,798
First Republic Bank	7,832	954,642
FNB Corp.	9,100	118,755
Huntington Bancshares, Inc.	462,979	6,528,004
M&T Bank Corp.	47,296	6,860,758
Pinnacle Financial Partners, Inc.	1,287	94,466
Popular, Inc.	11,411	756,777
Regions Financial Corp.	248,394	5,355,375
Signature Bank	565	65,099
Truist Financial Corp.	4,240	182,447
Webster Financial Corp.	1,505	71,247
Wells Fargo & Co.	34,730	1,434,002
Western Alliance Bancorp	6,830	406,795
Wintrust Financial Corp.	2,954	249,672
Zions Bancorp NA	66,692	3,278,579
		42,395,053
Beverages–1.09%
†Boston Beer Co., Inc. Class A	207	68,211
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Beverages (continued)
Constellation Brands, Inc. Class A	11,783	$ 2,730,710
Keurig Dr Pepper, Inc.	71,038	2,533,215
PepsiCo, Inc.	4,810	868,975
		6,201,111
Biotechnology–1.15%
AbbVie, Inc.	6,215	1,004,406
†Alnylam Pharmaceuticals, Inc.	505	120,013
Amgen, Inc.	1,690	443,862
†BioMarin Pharmaceutical, Inc.	1,103	114,149
†Exelixis, Inc.	1,930	30,957
Gilead Sciences, Inc.	13,190	1,132,361
†Horizon Therapeutics PLC	3,828	435,626
†Incyte Corp.	3,099	248,912
†Mirati Therapeutics, Inc.	4,086	185,137
†Neurocrine Biosciences, Inc.	3,925	468,802
†Regeneron Pharmaceuticals, Inc.	650	468,969
†Sarepta Therapeutics, Inc.	7,151	926,627
†Seagen, Inc.	1,930	248,024
†Ultragenyx Pharmaceutical, Inc.	3,400	157,522
†United Therapeutics Corp.	1,379	383,486
†Vertex Pharmaceuticals, Inc.	760	219,473
		6,588,326
Building Products–1.75%
†Builders FirstSource, Inc.	9,498	616,230
Carlisle Cos., Inc.	16,667	3,927,579
Fortune Brands Home & Security, Inc.	64,694	3,694,674
Masco Corp.	5,940	277,220
Trane Technologies PLC	8,850	1,487,596
		10,003,299
Capital Markets–5.91%
Affiliated Managers Group, Inc.	3,470	549,752
Ameriprise Financial, Inc.	39,937	12,435,184
Charles Schwab Corp.	8,410	700,217
CME Group, Inc.	2,410	405,266
Evercore, Inc. Class A	368	40,141
Interactive Brokers Group, Inc. Class A	1,443	104,401
Jefferies Financial Group, Inc.	13,932	477,589
KKR & Co., Inc.	4,816	223,559
LPL Financial Holdings, Inc.	2,127	459,793
Morgan Stanley	5,960	506,719
Morningstar, Inc.	873	189,083
MSCI, Inc.	1,138	529,363
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–5

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
Northern Trust Corp.	40,919	$ 3,620,922
Raymond James Financial, Inc.	49,122	5,248,686
S&P Global, Inc.	2,754	922,425
State Street Corp.	51,245	3,975,075
Stifel Financial Corp.	1,655	96,602
T Rowe Price Group, Inc.	27,675	3,018,235
Virtu Financial, Inc. Class A	9,948	203,039
		33,706,051
Chemicals–1.78%
†Axalta Coating Systems Ltd.	1,562	39,784
Celanese Corp.	19,071	1,949,819
CF Industries Holdings, Inc.	4,581	390,301
Chemours Co.	5,331	163,235
Corteva, Inc.	10,380	610,136
DuPont de Nemours, Inc.	6,510	446,781
Eastman Chemical Co.	6,002	488,803
†Ginkgo Bioworks Holdings, Inc.	206,995	349,822
Huntsman Corp.	18,853	518,080
†Linde PLC	1,250	407,725
RPM International, Inc.	43,778	4,266,166
Scotts Miracle-Gro Co.	1,562	75,898
Valvoline, Inc.	11,121	363,101
Westlake Corp.	1,114	114,230
		10,183,881
Commercial Services & Supplies–0.24%
†IAA, Inc.	3,125	125,000
Republic Services, Inc.	7,671	989,482
Waste Management, Inc.	1,470	230,614
		1,345,096
Communications Equipment–0.96%
†Ciena Corp.	6,526	332,696
Cisco Systems, Inc.	5,800	276,312
†Lumentum Holdings, Inc.	2,390	124,686
Motorola Solutions, Inc.	18,424	4,748,049
		5,481,743
Construction & Engineering–0.15%
MDU Resources Group, Inc.	10,385	315,081
Quanta Services, Inc.	1,600	228,000
†WillScot Mobile Mini Holdings Corp.	7,370	332,903
		875,984
Construction Materials–0.72%
Martin Marietta Materials, Inc.	12,108	4,092,141
		4,092,141
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Consumer Finance–0.74%
Ally Financial, Inc.	3,051	$ 74,597
American Express Co.	1,680	248,220
Capital One Financial Corp.	2,870	266,795
Discover Financial Services	30,121	2,946,737
OneMain Holdings, Inc.	4,130	137,570
SLM Corp.	12,168	201,989
Synchrony Financial	9,754	320,517
		4,196,425
Containers & Packaging–2.16%
=†Ardagh Group SA	3,700	91,575
Avery Dennison Corp.	2,973	538,113
Ball Corp.	37,556	1,920,614
Berry Global Group, Inc.	19,937	1,204,793
Crown Holdings, Inc.	1,471	120,931
Graphic Packaging Holding Co.	22,373	497,799
Packaging Corp. of America	26,630	3,406,243
Silgan Holdings, Inc.	83,574	4,332,476
Sonoco Products Co.	3,750	227,663
		12,340,207
Distributors–1.50%
Genuine Parts Co.	17,264	2,995,477
LKQ Corp.	104,152	5,562,758
		8,558,235
Diversified Consumer Services–0.15%
H&R Block, Inc.	15,820	577,588
Service Corp. International	4,288	296,473
		874,061
Diversified Financial Services–0.56%
Apollo Global Management, Inc.	7,219	460,500
†Berkshire Hathaway, Inc. Class B	5,360	1,655,704
Equitable Holdings, Inc.	24,372	699,477
Voya Financial, Inc.	6,011	369,616
		3,185,297
Diversified Telecommunication Services–0.32%
Lumen Technologies, Inc.	29,044	151,610
Verizon Communications, Inc.	42,070	1,657,558
		1,809,168
Electric Utilities–3.42%
Duke Energy Corp.	7,085	729,684
Edison International	41,812	2,660,080
Entergy Corp.	51,693	5,815,463
Exelon Corp.	13,400	579,282
NextEra Energy, Inc.	11,050	923,780
NRG Energy, Inc.	7,372	234,577

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–6

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electric Utilities (continued)
OGE Energy Corp.	5,882	$ 232,633
†PG&E Corp.	27,412	445,719
Southern Co.	4,880	348,481
Xcel Energy, Inc.	107,794	7,557,437
		19,527,136
Electrical Equipment–2.67%
Acuity Brands, Inc.	25,009	4,141,740
AMETEK, Inc.	32,345	4,519,243
Eaton Corp. PLC	3,630	569,728
Emerson Electric Co.	7,610	731,017
Hubbell, Inc.	20,522	4,816,103
nVent Electric PLC	11,599	446,214
		15,224,045
Electronic Equipment, Instruments & Components–2.85%
Amphenol Corp. Class A	51,640	3,931,870
†Arrow Electronics, Inc.	1,811	189,376
CDW Corp.	27,353	4,884,699
Corning, Inc.	11,029	352,266
Jabil, Inc.	40,543	2,765,033
†Keysight Technologies, Inc.	2,819	482,246
†Teledyne Technologies, Inc.	7,029	2,810,967
Vontier Corp.	45,244	874,567
		16,291,024
Energy Equipment & Services–0.14%
Baker Hughes Co.	10,142	299,493
Halliburton Co.	12,748	501,634
		801,127
Entertainment–0.88%
Activision Blizzard, Inc.	1,057	80,913
Electronic Arts, Inc.	3,099	378,636
†Roku, Inc.	1,756	71,469
†Spotify Technology SA	2,637	208,191
†Take-Two Interactive Software, Inc.	32,584	3,392,972
†Walt Disney Co.	4,280	371,846
†Warner Bros Discovery, Inc.	52,628	498,914
		5,002,941
Equity Real Estate Investment Trusts–8.02%
Alexandria Real Estate Equities, Inc.	4,037	588,070
American Homes 4 Rent Class A	106,777	3,218,259
AvalonBay Communities, Inc.	17,517	2,829,346
Boston Properties, Inc.	36,747	2,483,362
Brixmor Property Group, Inc.	131,518	2,981,513
Camden Property Trust	570	63,772
Cousins Properties, Inc.	1,281	32,396
Digital Realty Trust, Inc.	3,380	338,913
Equity Residential	696	41,064
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
Essex Property Trust, Inc.	9,670	$ 2,049,266
Federal Realty Investment Trust	16,742	1,691,612
First Industrial Realty Trust, Inc.	3,125	150,812
Gaming & Leisure Properties, Inc.	12,849	669,304
Healthcare Realty Trust, Inc. Class A	2,022	38,964
Highwoods Properties, Inc.	2,387	66,788
Host Hotels & Resorts, Inc.	92,144	1,478,911
Invitation Homes, Inc.	2,704	80,147
JBG SMITH Properties	56,093	1,064,645
Kilroy Realty Corp.	2,665	103,056
Kimco Realty Corp.	129,148	2,735,355
Life Storage, Inc.	744	73,284
Mid-America Apartment Communities, Inc.	12,030	1,888,590
Park Hotels & Resorts, Inc.	5,534	65,246
Prologis, Inc.	5,168	582,589
Rayonier, Inc.	102,731	3,386,014
Realty Income Corp.	1,664	105,547
Regency Centers Corp.	33,706	2,106,625
Rexford Industrial Realty, Inc.	38,202	2,087,357
SBA Communications Corp.	4,019	1,126,566
Simon Property Group, Inc.	1,205	141,563
Spirit Realty Capital, Inc.	1,295	51,709
Sun Communities, Inc.	12,688	1,814,384
UDR, Inc.	2,573	99,652
Ventas, Inc.	32,176	1,449,529
VICI Properties, Inc.	24,949	808,348
Weyerhaeuser Co.	142,081	4,404,511
WP Carey, Inc.	36,403	2,844,894
		45,741,963
Food & Staples Retailing–1.44%
Costco Wholesale Corp.	790	360,635
Kroger Co.	55,345	2,467,280
†U.S. Foods Holding Corp.	145,079	4,935,587
Walmart, Inc.	3,120	442,385
		8,205,887
Food Products–0.96%
Archer-Daniels-Midland Co.	6,945	644,843
Bunge Ltd.	3,362	335,427
Conagra Brands, Inc.	4,136	160,063
Ingredion, Inc.	7,368	721,548
Lamb Weston Holdings, Inc.	1,884	168,354
†Pilgrim's Pride Corp.	13,694	324,959
†Post Holdings, Inc.	28,126	2,538,653
Tyson Foods, Inc. Class A	9,263	576,622
		5,470,469

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–7

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Gas Utilities–0.52%
National Fuel Gas Co.	46,919	$ 2,969,973
		2,969,973
Health Care Equipment & Supplies–1.60%
†Align Technology, Inc.	3,828	807,325
†Boston Scientific Corp.	17,820	824,531
Cooper Cos., Inc.	459	151,778
DENTSPLY SIRONA, Inc.	2,206	70,239
†Globus Medical, Inc. Class A	21,878	1,624,879
†Hologic, Inc.	8,189	612,619
Teleflex, Inc.	552	137,796
Zimmer Biomet Holdings, Inc.	38,252	4,877,130
		9,106,297
Health Care Providers & Services–4.88%
†Agilon Health, Inc.	4,877	78,715
AmerisourceBergen Corp.	39,138	6,485,558
†Centene Corp.	1,830	150,078
Cigna Corp.	1,830	606,352
†DaVita, Inc.	1,746	130,374
Elevance Health, Inc.	2,970	1,523,521
†Henry Schein, Inc.	67,170	5,364,868
Laboratory Corp. of America Holdings	30,357	7,148,466
McKesson Corp.	5,698	2,137,434
†Molina Healthcare, Inc.	584	192,848
Premier, Inc. Class A	7,261	253,990
Quest Diagnostics, Inc.	1,701	266,104
UnitedHealth Group, Inc.	1,960	1,039,153
Universal Health Services, Inc. Class B	17,592	2,478,537
		27,855,998
Hotels, Restaurants & Leisure–1.36%
†Chipotle Mexican Grill, Inc.	451	625,758
Darden Restaurants, Inc.	19,023	2,631,452
Domino's Pizza, Inc.	700	242,480
†Expedia Group, Inc.	26,740	2,342,424
MGM Resorts International	8,823	295,835
†Six Flags Entertainment Corp.	24,282	564,556
Travel & Leisure Co.	8,319	302,812
Wyndham Hotels & Resorts, Inc.	4,320	308,059
Yum! Brands, Inc.	3,640	466,211
		7,779,587
Household Durables–1.19%
†Mohawk Industries, Inc.	23,179	2,369,357
Newell Brands, Inc.	241,256	3,155,629
PulteGroup, Inc.	2,022	92,062
Tempur Sealy International, Inc.	1,471	50,499
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Household Durables (continued)
Toll Brothers, Inc.	14,889	$ 743,259
Whirlpool Corp.	2,540	359,308
		6,770,114
Household Products–0.59%
Energizer Holdings, Inc.	57,315	1,922,918
Procter & Gamble Co.	9,420	1,427,695
		3,350,613
Independent Power and Renewable Electricity Producers–0.28%
AES Corp.	30,881	888,137
Vistra Corp.	31,434	729,269
		1,617,406
Industrial Conglomerates–0.09%
Honeywell International, Inc.	2,280	488,604
		488,604
Insurance–5.23%
American Financial Group, Inc.	1,511	207,430
†Arch Capital Group Ltd.	93,347	5,860,325
Arthur J Gallagher & Co.	1,206	227,379
Assurant, Inc.	864	108,052
Brown & Brown, Inc.	4,618	263,087
Chubb Ltd.	2,600	573,560
Everest Re Group Ltd.	873	289,199
F&G Annuities & Life, Inc.	296	5,923
Fidelity National Financial, Inc.	4,367	164,286
Globe Life, Inc.	16,980	2,046,939
Hartford Financial Services Group, Inc.	73,510	5,574,263
Loews Corp.	102,478	5,977,542
MetLife, Inc.	7,170	518,893
Progressive Corp.	9,690	1,256,890
RenaissanceRe Holdings Ltd.	11,326	2,086,589
Travelers Cos., Inc.	2,370	444,351
Unum Group	6,540	268,336
W R Berkley Corp.	54,352	3,944,325
		29,817,369
Interactive Media & Services–0.96%
†Alphabet, Inc. Class A	8,490	749,073
†Alphabet, Inc. Class C	8,970	795,908
†IAC, Inc.	64,620	2,869,128
†Meta Platforms, Inc. Class A	8,700	1,046,958
†Pinterest, Inc. Class A	1,930	46,860
		5,507,927
Internet & Direct Marketing Retail–0.14%
†Amazon.com, Inc.	6,310	530,040
eBay, Inc.	6,934	287,553
		817,593

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–8

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services–1.77%
Accenture PLC Class A	1,010	$ 269,508
Amdocs Ltd.	11,937	1,085,073
Fidelity National Information Services, Inc.	5,063	343,525
†FleetCor Technologies, Inc.	17,709	3,252,789
Global Payments, Inc.	1,559	154,840
†Globant SA	644	108,295
†GoDaddy, Inc. Class A	46,476	3,477,334
Mastercard, Inc. Class A	830	288,616
†MongoDB, Inc.	3,079	606,070
†Toast, Inc. Class A	7,261	130,916
†Twilio, Inc. Class A	1,011	49,499
†VeriSign, Inc.	1,701	349,454
		10,115,919
Leisure Products–0.08%
Brunswick Corp.	5,350	385,628
†Mattel, Inc.	5,331	95,105
		480,733
Life Sciences Tools & Services–0.91%
†10X Genomics, Inc. Class A	276	10,057
Agilent Technologies, Inc.	15,531	2,324,214
†Avantor, Inc.	3,400	71,706
†Azenta, Inc.	3,154	183,626
†Bio-Rad Laboratories, Inc. Class A	344	144,649
Bio-Techne Corp.	1,012	83,875
†Charles River Laboratories International, Inc.	1,264	275,426
†IQVIA Holdings, Inc.	3,090	633,110
†Maravai LifeSciences Holdings, Inc. Class A	3,309	47,352
PerkinElmer, Inc.	735	103,062
†QIAGEN NV	2,758	137,541
†Repligen Corp.	92	15,576
†Syneos Health, Inc.	3,400	124,712
Thermo Fisher Scientific, Inc.	1,680	925,159
†Waters Corp.	368	126,069
		5,206,134
Machinery–5.13%
Allison Transmission Holdings, Inc.	26,588	1,106,061
Crane Holdings Co.	4,018	403,608
Fortive Corp.	1,930	124,002
IDEX Corp.	15,444	3,526,329
ITT, Inc.	54,741	4,439,495
Lincoln Electric Holdings, Inc.	31,738	4,585,824
†Middleby Corp.	33,123	4,435,170
Otis Worldwide Corp.	4,830	378,237
PACCAR, Inc.	6,985	691,305
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
Parker-Hannifin Corp.	3,254	$ 946,914
Snap-on, Inc.	22,387	5,115,206
Timken Co.	49,944	3,529,542
		29,281,693
Media–1.66%
Cable One, Inc.	242	172,270
†Charter Communications, Inc. Class A	1,620	549,342
Comcast Corp. Class A	5,620	196,531
Fox Corp. Class B	18,290	520,351
†Liberty Broadband Corp. Class C	45,068	3,437,336
†Liberty Media Corp.-Liberty SiriusXM Class C	104,306	4,081,494
News Corp. Class A	5,243	95,423
Omnicom Group, Inc.	4,160	339,331
†Trade Desk, Inc. Class A	1,838	82,398
		9,474,476
Metals & Mining–0.57%
Alcoa Corp.	2,665	121,178
Freeport-McMoRan, Inc.	60,297	2,291,286
Newmont Corp.	1,222	57,678
Nucor Corp.	827	109,007
Reliance Steel & Aluminum Co.	2,343	474,317
Steel Dynamics, Inc.	2,210	215,917
		3,269,383
Mortgage Real Estate Investment Trusts (REITs)–0.05%
Annaly Capital Management, Inc.	7,698	162,274
Rithm Capital Corp.	14,957	122,199
		284,473
Multiline Retail–0.24%
Kohl's Corp.	36,196	913,949
Macy's, Inc.	4,387	90,591
Target Corp.	2,370	353,225
		1,357,765
Multi-Utilities–2.97%
Ameren Corp.	1,746	155,254
CenterPoint Energy, Inc.	1,811	54,312
CMS Energy Corp.	112,622	7,132,351
Consolidated Edison, Inc.	4,920	468,925
DTE Energy Co.	1,562	183,582
Public Service Enterprise Group, Inc.	9,820	601,671
Sempra Energy	12,727	1,966,831
WEC Energy Group, Inc.	67,842	6,360,866
		16,923,792

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–9

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels–3.54%
APA Corp.	15,441	$ 720,786
Cheniere Energy, Inc.	8,599	1,289,506
Chevron Corp.	4,210	755,653
Coterra Energy, Inc.	150,473	3,697,122
Devon Energy Corp.	7,895	485,621
Diamondback Energy, Inc.	18,742	2,563,531
EOG Resources, Inc.	7,160	927,363
Exxon Mobil Corp.	13,680	1,508,904
Kinder Morgan, Inc.	27,020	488,521
Marathon Oil Corp.	12,684	343,356
Marathon Petroleum Corp.	5,884	684,839
Phillips 66	3,110	323,689
Pioneer Natural Resources Co.	1,562	356,745
Range Resources Corp.	10,280	257,206
Targa Resources Corp.	3,772	277,242
Valero Energy Corp.	579	73,452
Williams Cos., Inc.	165,818	5,455,412
		20,208,948
Paper & Forest Products–0.08%
Louisiana-Pacific Corp.	7,902	467,798
		467,798
Personal Products–0.20%
†BellRing Brands, Inc.	43,729	1,121,212
		1,121,212
Pharmaceuticals–1.32%
Bristol-Myers Squibb Co.	5,950	428,103
†Elanco Animal Health, Inc.	17,430	212,995
†Jazz Pharmaceuticals PLC	25,570	4,073,557
Johnson & Johnson	4,160	734,864
Merck & Co., Inc.	6,590	731,160
Pfizer, Inc.	24,630	1,262,041
Viatris, Inc.	8,455	94,104
		7,536,824
Professional Services–0.56%
†FTI Consulting, Inc.	2,206	350,313
KBR, Inc.	34,263	1,809,087
Leidos Holdings, Inc.	1,286	135,274
ManpowerGroup, Inc.	5,501	457,738
TransUnion	7,617	432,265
		3,184,677
Real Estate Management & Development–0.80%
†CBRE Group, Inc. Class A	52,415	4,033,858
†Jones Lang LaSalle, Inc.	3,273	521,618
		4,555,476
Road & Rail–0.24%
CSX Corp.	9,770	302,675
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Road & Rail (continued)
Knight-Swift Transportation Holdings, Inc.	6,210	$ 325,466
Landstar System, Inc.	1,066	173,651
Norfolk Southern Corp.	1,390	342,524
†RXO, Inc.	1,562	26,866
Schneider National, Inc. Class B	5,975	139,815
†XPO Logistics, Inc.	1,562	51,999
		1,362,996
Semiconductors & Semiconductor Equipment–0.55%
†Enphase Energy, Inc.	1,562	413,868
Lam Research Corp.	2,585	1,086,475
Marvell Technology, Inc.	9,007	333,619
NXP Semiconductors NV	2,630	415,619
†Qorvo, Inc.	2,339	212,007
QUALCOMM, Inc.	3,840	422,170
Skyworks Solutions, Inc.	2,608	237,667
		3,121,425
Software–1.89%
†Bill.com Holdings, Inc.	255	27,785
†Black Knight, Inc.	1,673	103,308
†Cadence Design Systems, Inc.	5,970	959,021
†Crowdstrike Holdings, Inc. Class A	368	38,747
†Dropbox, Inc. Class A	6,700	149,946
†Elastic NV	1,746	89,919
†Five9, Inc.	1,655	112,308
†Freshworks, Inc. Class A	7,261	106,809
Gen Digital, Inc.	106,993	2,292,860
†HubSpot, Inc.	920	266,000
Intuit, Inc.	850	330,837
Microsoft Corp.	3,330	798,601
†New Relic, Inc.	11,540	651,433
†Nutanix, Inc. Class A	8,158	212,516
Oracle Corp.	10,550	862,357
†Palantir Technologies, Inc. Class A	10,862	69,734
†Palo Alto Networks, Inc.	2,343	326,942
†Qualtrics International, Inc. Class A	13,033	135,282
†Smartsheet, Inc. Class A	25,503	1,003,798
†Synopsys, Inc.	4,481	1,430,738
†Teradata Corp.	4,320	145,411
†UiPath, Inc. Class A	6,156	78,243
†VMware, Inc. Class A	2,164	265,653
†Workday, Inc. Class A	1,830	306,214
		10,764,462
Specialty Retail–2.43%
Advance Auto Parts, Inc.	1,701	250,098
†AutoNation, Inc.	4,412	473,407

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–10

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
†AutoZone, Inc.	2,112	$ 5,208,572
Bath & Body Works, Inc.	68,642	2,892,574
Best Buy Co., Inc.	40,156	3,220,913
Dick's Sporting Goods, Inc.	2,024	243,467
Gap, Inc.	38,788	437,529
Lowe's Cos., Inc.	1,670	332,731
†O'Reilly Automotive, Inc.	925	780,728
		13,840,019
Technology Hardware, Storage & Peripherals–0.49%
Dell Technologies, Inc. Class C	11,738	472,102
Hewlett Packard Enterprise Co.	45,550	726,978
HP, Inc.	26,379	708,804
†Pure Storage, Inc. Class A	10,308	275,842
Seagate Technology Holdings PLC	7,750	407,728
†Western Digital Corp.	6,066	191,382
		2,782,836
Textiles, Apparel & Luxury Goods–1.84%
†Capri Holdings Ltd.	8,319	476,845
Carter's, Inc.	39,301	2,932,248
PVH Corp.	2,436	171,957
Ralph Lauren Corp.	31,509	3,329,556
Tapestry, Inc.	94,260	3,589,421
		10,500,027
Thrifts & Mortgage Finance–0.49%
MGIC Investment Corp.	216,292	2,811,796
		2,811,796
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Tobacco–0.31%
Altria Group, Inc.	10,200	$ 466,242
Philip Morris International, Inc.	12,730	1,288,403
		1,754,645
Trading Companies & Distributors–0.36%
Air Lease Corp.	4,419	169,778
MSC Industrial Direct Co., Inc. Class A	5,699	465,608
†United Rentals, Inc.	1,390	494,034
†Univar Solutions, Inc.	5,496	174,773
WW Grainger, Inc.	1,333	741,481
		2,045,674
Water Utilities–0.04%
American Water Works Co., Inc.	1,103	168,120
Essential Utilities, Inc.	1,562	74,554
		242,674
Total Common Stock (Cost $403,530,713)		532,704,163

MONEY MARKET FUND–6.16%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 4.12%)	35,146,529	35,146,529
Total Money Market Fund (Cost $35,146,529)		35,146,529

TOTAL INVESTMENTS–99.53% (Cost $438,677,242)	567,850,692
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.47%	2,704,031
NET ASSETS APPLICABLE TO 32,993,319 SHARES OUTSTANDING–100.00%	$570,554,723
NET ASSET VALUE PER SHARE–LVIP JPMORGAN SELECT MID CAP VALUE MANAGED VOLATILITY FUND STANDARD CLASS ($39,492,134 / 2,264,484 Shares)	$17.440
NET ASSET VALUE PER SHARE–LVIP JPMORGAN SELECT MID CAP VALUE MANAGED VOLATILITY FUND SERVICE CLASS ($531,062,589 / 30,728,835 Shares)	$17.282
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$406,127,856
Distributable earnings/(accumulated loss)	164,426,867
TOTAL NET ASSETS	$570,554,723

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–11

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Net Assets (continued)

† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
★ Includes $2,354,443 cash collateral held at broker for futures contracts, $134,722 payable for securities purchased, $126,138 payable for fund shares redeemed, $69,357 other accrued expenses payable, $474,190 due to manager and affiliates and $161,600 variation margin due to broker on futures contracts as of December 31, 2022.

The following futures contracts were outstanding at December 31, 2022:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
2	British Pound	$ 151,050	$ 151,296	3/13/23	$ —	$ (246)
2	Euro	268,850	267,148	3/13/23	1,702	—
2	Japanese Yen	192,675	190,905	3/13/23	1,770	—
					3,472	(246)
Equity Contracts:
15	E-mini Russell 2000 Index	1,328,175	1,330,820	3/17/23	—	(2,645)
28	E-mini S&P 500 Index	5,405,400	5,456,847	3/17/23	—	(51,447)
106	E-mini S&P MidCap 400 Index	25,891,561	25,832,230	3/17/23	59,331	—
6	Euro STOXX 50 Index	243,099	247,866	3/17/23	—	(4,767)
2	FTSE 100 Index	180,521	181,492	3/17/23	—	(971)
1	Nikkei 225 Index (OSE)	198,720	200,803	3/9/23	—	(2,083)
					59,331	(61,913)
Total Futures Contracts					$62,803	$(62,159)

[1]	See Note 8 in Notes to Financial Statements.
[2]	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022.

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
IT–Information Technology
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–12

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends	$ 12,020,190
Foreign taxes withheld	(3,762)
12,016,428
EXPENSES:
Management fees	4,363,849
Distribution fees-Service Class	1,445,264
Shareholder servicing fees	179,972
Accounting and administration expenses	178,732
Professional fees	45,895
Trustees’ fees and expenses	20,584
Reports and statements to shareholders	19,207
Custodian fees	16,885
Pricing fees	8,719
Consulting fees	3,722
Other	15,891
6,298,720
Less:
Management fees waived	(31,030)
Total operating expenses	6,267,690
NET INVESTMENT INCOME	5,748,738
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	45,765,395
Foreign currencies	196
Futures contracts	(3,107,904)
Net realized gain	42,657,687
Net change in unrealized appreciation (depreciation) of:
Investments	(112,987,687)
Foreign currencies	71
Futures contracts	(366,178)
Net change in unrealized appreciation (depreciation)	(113,353,794)
NET REALIZED AND UNREALIZED LOSS	(70,696,107)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (64,947,369)
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 5,748,738	$ 3,338,525
Net realized gain	42,657,687	107,140,798
Net change in unrealized appreciation (depreciation)	(113,353,794)	67,856,044
Net increase (decrease) in net assets resulting from operations	(64,947,369)	178,335,367
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(5,572,629)	(927,681)
Service Class	(74,948,037)	(11,296,470)
	(80,520,666)	(12,224,151)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,255,133	5,405,193
Service Class	18,024,154	21,850,935
Reinvestment of dividends and distributions:
Standard Class	5,572,629	927,681
Service Class	74,948,037	11,296,470
	103,799,953	39,480,279
Cost of shares redeemed:
Standard Class	(9,726,643)	(10,491,291)
Service Class	(95,254,195)	(149,350,962)
	(104,980,838)	(159,842,253)
Decrease in net assets derived from capital share transactions	(1,180,885)	(120,361,974)
NET INCREASE (DECREASE) IN NET ASSETS	(146,648,920)	45,749,242
NET ASSETS:
Beginning of year	717,203,643	671,454,401
End of year	$ 570,554,723	$ 717,203,643
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–13

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20 [1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 22.332	$ 17.640	$ 17.492	$ 15.396	$ 17.735
Income (loss) from investment operations:
Net investment income[2]	0.231	0.147	0.178	0.207	0.217
Net realized and unrealized gain (loss)	(2.374)	4.981	0.160	2.271	(2.311)
Total from investment operations	(2.143)	5.128	0.338	2.478	(2.094)
Less dividends and distributions from:
Net investment income	(0.255)	(0.219)	(0.181)	(0.208)	(0.245)
Net realized gain	(2.494)	(0.217)	—	(0.172)	—
Return of capital	—	—	(0.009)	(0.002)	—
Total dividends and distributions	(2.749)	(0.436)	(0.190)	(0.382)	(0.245)
Net asset value, end of period	$ 17.440	$ 22.332	$ 17.640	$ 17.492	$ 15.396
Total return[3]	(9.17%)	29.07%	1.95%	16.16%	(11.80%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 39,492	$ 48,364	$41,887	$ 38,767	$ 33,519
Ratio of expenses to average net assets	0.77%	0.76%	0.79%	0.78%	0.78%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.78%	0.77%	0.79%	0.78%	0.78%
Ratio of net investment income to average net assets	1.17%	0.71%	1.14%	1.24%	1.24%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.16%	0.70%	1.14%	1.24%	1.24%
Portfolio turnover	23%	30%	48%	35%	35%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–14

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20 [1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 22.159	$ 17.507	$ 17.363	$ 15.287	$ 17.605
Income (loss) from investment operations:
Net investment income[2]	0.180	0.094	0.138	0.164	0.172
Net realized and unrealized gain (loss)	(2.356)	4.938	0.155	2.252	(2.289)
Total from investment operations	(2.176)	5.032	0.293	2.416	(2.117)
Less dividends and distributions from:
Net investment income	(0.207)	(0.163)	(0.142)	(0.166)	(0.201)
Net realized gain	(2.494)	(0.217)	—	(0.172)	—
Return of capital	—	—	(0.007)	(0.002)	—
Total dividends and distributions	(2.701)	(0.380)	(0.149)	(0.340)	(0.201)
Net asset value, end of period	$ 17.282	$ 22.159	$ 17.507	$ 17.363	$ 15.287
Total return[3]	(9.39%)	28.75%	1.70%	15.87%	(12.02%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$531,063	$668,840	$629,567	$640,788	$ 576,684
Ratio of expenses to average net assets	1.02%	1.01%	1.04%	1.03%	1.03%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.03%	1.02%	1.04%	1.03%	1.03%
Ratio of net investment income to average net assets	0.92%	0.46%	0.89%	0.99%	0.99%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.91%	0.45%	0.89%	0.99%	0.99%
Portfolio turnover	23%	30%	48%	35%	35%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–15

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.
 Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–16

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.
 Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.
 In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $5,489 for the year ended December 31, 2022. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 1.05% of the first $60 million of the Fund’s average daily net assets; 0.75% of the next $90 million; and 0.65% of the Fund’s average daily net assets in excess of $150 million.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
J.P. Morgan Investment Management, Inc. (“JPMorgan”) is responsible for managing the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays JPMorgan a fee based on the Fund’s average daily net assets.
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$44,480
Legal	8,010
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–17

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $11,755 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$345,387
Distribution fees payable to LFD	114,534
Shareholder servicing fees payable to Lincoln Life	14,269
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$134,521,241
Sales	208,970,407
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$443,292,677
Aggregate unrealized appreciation of investments and derivatives	$154,874,879
Aggregate unrealized depreciation of investments and derivatives	(30,318,753)
Net unrealized appreciation of investments and derivatives	$124,556,126
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–18

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$532,612,588	$—	$91,575	$532,704,163
Money Market Fund	35,146,529	—	—	35,146,529
Total Investments	$567,759,117	$—	$91,575	$567,850,692
Derivatives:

Assets:
Futures Contracts	$ 62,803	$—	$—	$ 62,803
Liabilities:
Futures Contracts	$(62,159)	$—	$—	$(62,159)
During the year ended December 31, 2022, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to prior year True-up Adjustment.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$6,278,666	$11,948,331
Long-term capital gains	74,242,000	275,820
Total	$80,520,666	$12,224,151
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 39,870,741
Net unrealized appreciation	124,556,126
Distributable earnings/(accumulated loss)	$164,426,867
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
At December 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–19

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	277,422	257,650
Service Class	900,451	1,046,103
Shares reinvested:
Standard Class	326,260	41,651
Service Class	4,436,662	511,129
	5,940,795	1,856,533
Shares redeemed:
Standard Class	(504,879)	(508,157)
Service Class	(4,792,203)	(7,334,991)
	(5,297,082)	(7,843,148)
Net increase (decrease)	643,713	(5,986,615)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2022, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; to hedge currency risks associated with the Fund's investments and as a cash management tool.
Fair values of derivative instruments as of December 31, 2022 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$59,331	Receivables and other assets net of liabilities	$(61,913)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	3,472	Receivables and other assets net of liabilities	(246)
Total		$62,803		$(62,159)
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–20

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(3,234,097)	$(366,040)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	126,193	(138)
Total		$(3,107,904)	$(366,178)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$8,183,082	$77,153,293
9. Risk Factors
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.
The Fund may invest in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2022. The Fund's REIT holdings may also be affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–21

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Notes to Financial Statements (continued)
11. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–22

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–23

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management Agreement
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with the subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”), of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar, Broadridge and the applicable subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The remaining 80-100% of the Fund’s net assets is managed by a subadviser according to the investment mandate (the “Underlying Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of the Fund and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board considered complex-wide information provided by Broadridge that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information by Broadridge. The Board also considered an impact analysis provided by LIAC of the overlay cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–24

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Managed Volatility Sleeve to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LIAC management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s performance.
The Board considered that LIAC has delegated the day-to-day investment management of the Underlying Sleeve to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented a partial advisory fee waiver for the Fund through April 30, 2023. The Board concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Managed Volatility Sleeve - Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA uses an affiliated investment adviser, SIMNA Ltd., as sub-subadviser, in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LIAC management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LIAC compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits they would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–25

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approved Underlying Sleeve-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and J.P. Morgan Investment Management, Inc. (“JPMorgan”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by JPMorgan under the subadvisory agreement. The Board reviewed the services provided by JPMorgan, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of JPMorgan. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the subadviser manages the Underlying Sleeve. In its review of performance, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar Mid-Cap Value funds categories and the Russell Mid Cap Value Total Return USD Index. The Board concluded that the services provided by JPMorgan were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund, and fees charged to other sub-advised clients with similar strategies. The Board considered that LIAC compensates JPMorgan from its fees and that the subadvisory fee schedule was negotiated between LIAC and JPMorgan, which is unaffiliated with LIAC. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding JPMorgan’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by JPMorgan as to any additional benefits it receives and noted JPMorgan’s statement that it was not aware of other direct or indirect benefits from its relationship to the Fund other than receipt of subadvisory fees.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund–31

LVIP Loomis Sayles Global Growth Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Loomis Sayles Global Growth Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Loomis Sayles Global Growth Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Loomis, Sayles & Company, L.P
The Fund returned (25.74%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the MSCI All Country World Index (net dividends)1, returned (18.36%).
Over the long term, we believe that markets are efficient. Near term, however, we believe innate behavioral biases, such as herding, overconfidence or loss aversion, influence investment decisions and create asset pricing anomalies. These pricing inefficiencies converge toward intrinsic value over time. Market efficiency is thereby dynamic, existing along a continuum between fully efficient and inefficient pricing. Therefore, we attempt to identify intrinsic value and exploit the long-term differential between this value and the market's current perception. We look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value.
The Fund portfolio posted negative returns during the period and underperformed its benchmark. Alnylam Pharmaceuticals, Trip.com, and Vertex Pharmaceuticals were the largest contributors to performance during the period. Amazon, Meta Platforms, and Alphabet were the largest detractors from performance. Stock selection in the healthcare and energy sectors, along with our allocation in the healthcare sector, contributed positively to relative performance. Stock selection in the communication services, consumer discretionary, and information technology sectors, along with our allocations in the communication services, energy, consumer discretionary, financials, information technology, and consumer staples sectors, detracted from relative performance.
Alnylam Pharmaceuticals is a leader in gene therapies based on its pioneering small-interfering RNA (siRNA) approach to disease treatment. Founded in 2002, Alnylam was one of the first companies to develop and commercialize therapies based on RNA interference (RNAi), a breakthrough discovery in understanding how genes are naturally regulated within cells that was recognized with the 2006 Nobel Prize in Medicine. We believe Alnylam’s strong and sustainable competitive advantages include its deep, cumulative and compounding knowledge in the science of RNAi therapeutics, in particular its creation and advancement of unique siRNA-based therapies, and the multiple partnerships it has entered on the basis of its technology which provide both external funding and established commercialization avenues. Today, the company’s technology is the basis for five approved therapies, six therapies currently in clinical trials, and a robust pipeline of potential treatments that we expect to enter clinical trials in the coming years, with a focus on genetic diseases, cardiometabolic diseases, infectious diseases, and central nervous system and ocular diseases. A Fund holding since the second quarter of 2021, shares jumped almost 50% in August following news that ONPATTRO, the company’s approved therapy for hATTR amyloidosis, met its primary endpoint in the much larger indication of ATTR with cardiomyopathy, which is estimated to have a patient population approximately ten-times as large. The results substantially increase the likelihood that the therapy will receive approval in the new indication, where it would be the first RNAi-based therapy. We believe the uniqueness of Alnylam’s pioneering scientific expertise and technology is evident from both its existing products, which provide meaningful value to previously underserved patient populations, as well as the numerous partnerships in which world-class global pharmaceutical companies and specialty competitors alike have sought to access its proprietary technology. With its approved therapies and substantial pipeline of significant late-stage clinical programs, we believe the company has now reached the point at which its existing therapies will continue to contribute positively and its subsequent innovations will shift its financial profile from that of an early-stage biotech company to a profitable business with normalized margins that is able to internally fund its ongoing growth needs. Over our long-term investment horizon, we believe the company can generate substantial revenue growth, while turning profitable and generating substantial cumulative free cash flow. We believe Alnylam’s market price continues to substantially undervalue the potential contribution from the company’s clinical-stage assets – which we believe is unsupported by the company’s established track record for producing genetically validated therapeutics. Further, while embedded expectations reflect some success for its currently marketed products, we believe the market is focused on short-term profitability while ignoring the platform the company has built, which we believe will serve as the basis for ongoing innovation over our long-term investment horizon and beyond. As a result, we believe the company is selling at a substantial discount to our estimate of its intrinsic value and offers a compelling reward to risk opportunity.
Online retailer Amazon offers millions of products – sold by Amazon or by third parties – with the value proposition to consumers of selection, price, and convenience. Amazon’s enterprise IT business, Amazon Web Services (AWS), offers a suite of secure, on-demand cloud-computing services, with a value proposition to clients of speed, agility, and savings. In both of its core markets, we believe Amazon possesses strong and sustainable competitive advantages that would be difficult for competitors to replicate. A Fund holding since inception, Amazon reported fundamentally solid operating results that were generally above management’s guidance during the period. However, Amazon is facing short-term cost inflation that has contributed to over $10 billion of incremental expense over the past few quarters. While a portion of the additional expense is outside of Amazon’s direct control, including higher shipping, fuel, and labor costs, approximately two-thirds stems from Amazon’s strategic decision to invest in labor to make up for Covid-related employee absences, as well as investments undertaken to ensure that its fulfillment and transportation network remained unconstrained during the pandemic. And while expense pressures are expected to persist for the foreseeable future, Amazon expects them to decline over the coming quarters. Despite a deceleration of revenue growth in its online retail business from the pandemic-enhanced, prior-year, we continue to believe Amazon is well positioned for durable long-term growth. Further, the company has added over 50 million Prime members over the past two years and is seeing strong growth in other businesses including AWS and advertising. Earlier in the year, the company announced it was increasing the price of Prime membership for the first time since 2018, which we believe reflects its pricing power and ability to offset cost inflation. These near-term challenges do not impact our long-term view of Amazon’s

LVIP Loomis Sayles Global Growth Fund–1

LVIP Loomis Sayles Global Growth Fund
2022 Annual Report Commentary (unaudited) (continued)
quality, growth, or the attractiveness of its reward-to-risk proposition. We believe Amazon is one of the best-positioned companies in e-commerce and enterprise IT – in each case addressing large, underpenetrated markets experiencing secular growth that is still in its early stages. We believe the current share price shows a lack of appreciation for Amazon’s significant long-term growth opportunities and the sustainability of its business model. As a result, we believe the company is selling at a significant discount to our estimate of intrinsic value and offers a compelling reward-to-risk opportunity.
The portfolio does not use derivatives.
Portfolio Managers:
Loomis, Sayles & Company, L.P:	Aziz V. Hamzaogullari
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/1/18 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Loomis Sayles Global Growth Fund shares on 5/1/18 (commencement of operations). As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,024 for the Standard Class shares and to $12,814 for the Service Class shares. For comparison, look at how the MSCI All Country World Index (net dividends) did from 5/1/18 through 12/31/22. The same $10,000 investment would have increased to $12,903. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 25.74%
Inception (5/1/18)	+ 5.82%
Service Class Shares
One Year	- 26.00%
Inception (5/1/18)	+ 5.45%
1. The MSCI All Country World Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance of developed markets. The index consists of more than 20 developed-market country indexes, including the United States.

LVIP Loomis Sayles Global Growth Fund–2

LVIP Loomis Sayles Global Growth Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,024.60	0.77%	$3.93
Service Class Shares	1,000.00	1,022.80	1.12%	5.71
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.30	0.77%	$3.92
Service Class Shares	1,000.00	1,019.60	1.12%	5.70

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Loomis Sayles Global Growth Fund–3

LVIP Loomis Sayles Global Growth Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2022
Security Type/Country	Percentage of Net Assets
Common Stock	99.17%
Brazil	3.00%
Canada	2.22%
China	11.30%
Denmark	2.52%
France	1.00%
Hong Kong	0.62%
Japan	2.64%
Netherlands	5.19%
Switzerland	10.26%
United Kingdom	4.25%
United States	51.58%
Uruguay	4.59%
Money Market Fund	0.44%
Total Investments	99.61%
Receivables and Other Assets Net of Liabilities	0.39%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	4.84%
Air Freight & Logistics	0.84%
Automobiles	2.15%
Beverages	3.62%
Biotechnology	7.31%
Capital Markets	1.01%
Entertainment	3.02%
Food Products	1.45%
Health Care Technology	1.45%
Hotels, Restaurants & Leisure	6.25%
Household Products	0.55%
Interactive Media & Services	13.73%
Internet & Direct Marketing Retail	10.38%
IT Services	10.98%
Machinery	3.68%
Personal Products	0.97%
Pharmaceuticals	9.72%
Professional Services	2.73%
Semiconductors & Semiconductor Equipment	3.34%
Software	10.16%
Textiles, Apparel & Luxury Goods	0.99%
Total	99.17%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Novartis AG	4.99%
Boeing Co.	4.84%
MercadoLibre, Inc.	4.59%
Alphabet, Inc. Class A	4.56%
Visa, Inc. Class A	4.27%
Amazon.com, Inc.	4.24%
Meta Platforms, Inc. Class A	3.80%
Alnylam Pharmaceuticals, Inc.	3.76%
Oracle Corp.	3.72%
Microsoft Corp.	3.67%
Total	42.44%

IT–Information Technology
LVIP Loomis Sayles Global Growth Fund–4

LVIP Loomis Sayles Global Growth Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.17%
Brazil–3.00%
Ambev SA ADR	2,787,676	$ 7,582,479
		7,582,479
Canada–2.22%
†Shopify, Inc. Class A	161,407	5,602,437
		5,602,437
China–11.30%
†Alibaba Group Holding Ltd. ADR	44,543	3,923,793
†Baidu, Inc. ADR	43,194	4,940,530
Tencent Holdings Ltd.	201,900	8,639,425
†Trip.com Group Ltd. ADR	181,450	6,241,880
Yum China Holdings, Inc.	87,929	4,805,320
		28,550,948
Denmark–2.52%
Novo Nordisk AS Class B	47,182	6,370,806
		6,370,806
France–1.00%
Sodexo SA	26,271	2,516,337
		2,516,337
Hong Kong–0.62%
Budweiser Brewing Co. APAC Ltd.	497,613	1,565,111
		1,565,111
Japan–2.64%
FANUC Corp.	44,100	6,665,068
		6,665,068
Netherlands–5.19%
†Adyen NV	6,175	8,516,357
NXP Semiconductors NV	29,176	4,610,683
		13,127,040
Switzerland–10.26%
†CRISPR Therapeutics AG	100,105	4,069,268
Nestle SA	31,588	3,660,129
Novartis AG	139,428	12,604,539
Roche Holding AG	17,834	5,602,960
		25,936,896
United Kingdom–4.25%
Experian PLC	203,163	6,909,120
Reckitt Benckiser Group PLC	19,897	1,384,095
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
United Kingdom (continued)
Unilever PLC	48,860	$ 2,451,402
		10,744,617
United States–51.58%
†Alnylam Pharmaceuticals, Inc.	39,980	9,501,247
†Alphabet, Inc. Class A	130,615	11,524,161
†Amazon.com, Inc.	127,537	10,713,108
†Autodesk, Inc.	14,166	2,647,200
†Block, Inc.	44,900	2,821,516
†Boeing Co.	64,167	12,223,172
Deere & Co.	6,102	2,616,294
†Doximity, Inc. Class A	109,272	3,667,168
Expeditors International of Washington, Inc.	20,533	2,133,789
†Meta Platforms, Inc. Class A	79,701	9,591,218
Microsoft Corp.	38,716	9,284,871
†Netflix, Inc.	25,904	7,638,572
Oracle Corp.	115,034	9,402,879
QUALCOMM, Inc.	34,958	3,843,283
†Salesforce, Inc.	32,729	4,339,538
SEI Investments Co.	43,745	2,550,334
†Tesla, Inc.	44,154	5,438,890
†Under Armour, Inc. Class A	246,254	2,501,941
†Vertex Pharmaceuticals, Inc.	16,966	4,899,441
Visa, Inc. Class A	51,959	10,795,002
Yum! Brands, Inc.	17,316	2,217,833
		130,351,457
Uruguay–4.59%
†MercadoLibre, Inc.	13,705	11,597,719
		11,597,719
Total Common Stock (Cost $229,835,734)		250,610,915

MONEY MARKET FUND–0.44%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 4.12%)	1,122,490	1,122,490
Total Money Market Fund (Cost $1,122,490)		1,122,490

TOTAL INVESTMENTS–99.61% (Cost $230,958,224)	251,733,405
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.39%	983,164
NET ASSETS APPLICABLE TO 22,154,237 SHARES OUTSTANDING–100.00%	$252,716,569
LVIP Loomis Sayles Global Growth Fund–5

LVIP Loomis Sayles Global Growth Fund
Statement of Net Assets (continued)
NET ASSET VALUE PER SHARE–LVIP LOOMIS SAYLES GLOBAL GROWTH FUND STANDARD CLASS ($251,063,691 / 22,007,904 Shares)	$11.408
NET ASSET VALUE PER SHARE–LVIP LOOMIS SAYLES GLOBAL GROWTH FUND SERVICE CLASS ($1,652,878 / 146,333 Shares)	$11.295
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$235,281,849
Distributable earnings/(accumulated loss)	17,434,720
TOTAL NET ASSETS	$252,716,569

† Non-income producing.
★ Includes $5,414 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $761,608 payable for securities purchased, $50,662 payable for fund shares redeemed, $53,504 other accrued expenses payable and $157,505 due to manager and affiliates as of December 31, 2022.

Summary of Abbreviations:
ADR–American Depositary Receipt
See accompanying notes, which are an integral part of the financial statements.
LVIP Loomis Sayles Global Growth Fund–6

LVIP Loomis Sayles Global Growth Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends	$ 3,200,155
Foreign taxes withheld	(203,083)
2,997,072
EXPENSES:
Management fees	1,891,874
Shareholder servicing fees	80,683
Accounting and administration expenses	73,829
Professional fees	37,380
Custodian fees	32,979
Trustees’ fees and expenses	9,374
Distribution fees-Service Class	6,812
Pricing fees	5,085
Reports and statements to shareholders	4,574
Consulting fees	2,808
Other	13,010
2,158,408
Less:
Expenses reimbursed	(13,931)
Plus:
Recoupment of prior expenses reduced by the Advisor	4,604
Total operating expenses	2,149,081
NET INVESTMENT INCOME	847,991
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	1,869,339
Foreign currencies	(16,293)
Net realized gain	1,853,046
Net change in unrealized appreciation (depreciation) of:
Investments	(90,214,212)
Foreign currencies	(16,657)
Net change in unrealized appreciation (depreciation)	(90,230,869)
NET REALIZED AND UNREALIZED LOSS	(88,377,823)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(87,529,832)
See accompanying notes, which are an integral part of the financial statements.
LVIP Loomis Sayles Global Growth Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 847,991	$ 90,199
Net realized gain	1,853,046	16,856,306
Net change in unrealized appreciation (depreciation)	(90,230,869)	4,874,566
Net increase (decrease) in net assets resulting from operations	(87,529,832)	21,821,071
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(17,189,498)	(3,361,817)
Service Class	(114,317)	(25,736)
	(17,303,815)	(3,387,553)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	64,185,967	31,614,035
Service Class	313,079	1,943,127
Reinvestment of dividends and distributions:
Standard Class	17,189,498	3,361,817
Service Class	114,317	25,736
	81,802,861	36,944,715
Cost of shares redeemed:
Standard Class	(60,540,529)	(59,328,380)
Service Class	(700,082)	(2,620,859)
	(61,240,611)	(61,949,239)
Increase (decrease) in net assets derived from capital share transactions	20,562,250	(25,004,524)
NET DECREASE IN NET ASSETS	(84,271,397)	(6,571,006)
NET ASSETS:
Beginning of year	336,987,966	343,558,972
End of year	$252,716,569	$336,987,966
See accompanying notes, which are an integral part of the financial statements.
LVIP Loomis Sayles Global Growth Fund–7

LVIP Loomis Sayles Global Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Loomis Sayles Global Growth Fund Standard Class
	Year Ended				5/1/18 to 12/31/18[1]
	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$ 16.534	$ 15.735	$ 12.220	$ 9.370	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.040	0.005	0.024	0.061	0.033
Net realized and unrealized gain (loss)	(4.324)	0.960	4.207	2.806	(0.643)
Total from investment operations	(4.284)	0.965	4.231	2.867	(0.610)
Less dividends and distributions from:
Net investment income	(0.045)	—	(0.040)	(0.014)	(0.020)
Net realized gain	(0.797)	(0.166)	(0.676)	(0.003)	—
Total dividends and distributions	(0.842)	(0.166)	(0.716)	(0.017)	(0.020)
Net asset value, end of period	$ 11.408	$ 16.534	$ 15.735	$ 12.220	$ 9.370
Total return[3]	(25.74%)	6.12%	34.77%	30.61%	(6.11%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 251,064	$334,283	$340,368	$358,653	$ 27,614
Ratio of expenses to average net assets[4]	0.77%	0.77%	0.77%	0.77%	0.77%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped	0.77%	0.76%	0.77%	0.86%	1.01%
Ratio of net investment income to average net assets[4]	0.31%	0.03%	0.18%	0.54%	0.48%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed/recouped	0.31%	0.04%	0.18%	0.45%	0.24%
Portfolio turnover	42%	18%	26%	23%	12%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements/recoupments by the manager. Performance would have been lower had the waivers/reimbursements/recoupments not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	The Fund recouped previously waived expenses during the years ended December 31, 2022, 2021 and 2020, which increased the Ratio of expenses to average net assets and decreased Ratio of net investment income to average net assets by 0.00%, 0.01% and 0.00%, respectively.
See accompanying notes, which are an integral part of the financial statements.
LVIP Loomis Sayles Global Growth Fund–8

LVIP Loomis Sayles Global Growth Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Loomis Sayles Global Growth Fund Service Class
	Year Ended				5/1/18 to 12/31/18[1]
	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$ 16.379	$ 15.644	$ 12.174	$ 9.363	$ 10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.006)	(0.054)	(0.023)	0.021	0.009
Net realized and unrealized gain (loss)	(4.281)	0.955	4.183	2.801	(0.641)
Total from investment operations	(4.287)	0.901	4.160	2.822	(0.632)
Less dividends and distributions from:
Net investment income	—	—	(0.014)	(0.008)	(0.005)
Net realized gain	(0.797)	(0.166)	(0.676)	(0.003)	—
Total dividends and distributions	(0.797)	(0.166)	(0.690)	(0.011)	(0.005)
Net asset value, end of period	$ 11.295	$ 16.379	$ 15.644	$ 12.174	$ 9.363
Total return[3]	(26.00%)	5.75%	34.32%	30.14%	(6.32%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 1,653	$ 2,705	$ 3,191	$ 626	$ 73
Ratio of expenses to average net assets[4]	1.12%	1.12%	1.12%	1.12%	1.12%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped	1.12%	1.11%	1.12%	1.21%	1.36%
Ratio of net investment income (loss) to average net assets[4]	(0.04%)	(0.32%)	(0.17%)	0.19%	0.13%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed/recouped	(0.04%)	(0.31%)	(0.17%)	0.10%	(0.11%)
Portfolio turnover	42%	18%	26%	23%	12%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements/recoupments by the manager. Performance would have been lower had the waivers/reimbursements/recoupments not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	The Fund recouped previously waived expenses during the years ended December 31, 2022, 2021 and 2020, which increased the Ratio of expenses to average net assets and decreased Ratio of net investment income to average net assets by 0.00%, 0.01% and 0.00%, respectively.
See accompanying notes, which are an integral part of the financial statements.
LVIP Loomis Sayles Global Growth Fund–9

LVIP Loomis Sayles Global Growth Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Loomis Sayles Global Growth Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to provide investment results over a full market cycle that, before fees and expenses, are superior to an index that tracks global equities.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.
 The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign
LVIP Loomis Sayles Global Growth Fund–10

LVIP Loomis Sayles Global Growth Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $13,171 for the year ended December 31, 2022. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.68% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.77% of the average daily net assets for the Standard Class and 1.12% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2022, LIAC has recouped $4,604 in previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2023	2025	Total
LIAC	$ 5,665	$ 13,931	$ 19,596
Loomis, Sayles & Company, L.P. ("Loomis Sayles") is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays Loomis Sayles a fee based on the Fund’s average daily net assets.
LVIP Loomis Sayles Global Growth Fund–11

LVIP Loomis Sayles Global Growth Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$19,962
Legal	3,573
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services. For the year ended December 31, 2022, there were no fees paid by the Fund for these services.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Funds had expense reimbursement receivable due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 5,414
Management fees payable to LIAC	149,869
Distribution fees payable to LFD	500
Printing and mailing fees payable to Lincoln Life	745
Shareholder servicing fees payable to Lincoln Life	6,391
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$120,135,997
Sales	117,141,400
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$240,726,417
Aggregate unrealized appreciation of investments	$ 79,597,474
Aggregate unrealized depreciation of investments	(68,590,041)
Net unrealized appreciation of investments	$ 11,007,433
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
LVIP Loomis Sayles Global Growth Fund–12

LVIP Loomis Sayles Global Growth Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Brazil	$ 7,582,479	$—	$—	$ 7,582,479
Canada	5,602,437	—	—	5,602,437
China	28,550,948	—	—	28,550,948
Denmark	6,370,806	—	—	6,370,806
France	2,516,337	—	—	2,516,337
Hong Kong	1,565,111	—	—	1,565,111
Japan	6,665,068	—	—	6,665,068
Netherlands	13,127,040	—	—	13,127,040
Switzerland	25,936,896	—	—	25,936,896
United Kingdom	10,744,617	—	—	10,744,617
United States	130,351,457	—	—	130,351,457
Uruguay	11,597,719	—	—	11,597,719
Money Market Fund	1,122,490	—	—	1,122,490
Total Investments	$251,733,405	$—	$—	$251,733,405
There were no Level 3 investments at the beginning or end of the period.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to foreign currency gain (loss), dividend redesignations and other - true-up adjustment from prior year financial statement to tax return.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the year ended December 31, 2022 and the period ended December 31, 2021 was as follows:
	Year Ended	Year Ended
	12/31/22	12/31/21
Ordinary income	$899,592	$3,341,922
Long-term capital gains	16,404,223	45,631
Total	$17,303,815	$3,387,553
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 6,427,287
Net unrealized appreciation	11,007,433
Distributable earnings/(accumulated loss)	$17,434,720
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the period ended December 31, 2022, there were no permanent differences requiring a reclassification.
At December 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.
LVIP Loomis Sayles Global Growth Fund–13

LVIP Loomis Sayles Global Growth Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	4,847,013	1,904,499
Service Class	23,934	117,478
Shares reinvested:
Standard Class	1,552,118	200,698
Service Class	10,477	1,553
	6,433,542	2,224,228
Shares redeemed:
Standard Class	(4,609,008)	(3,518,179)
Service Class	(53,241)	(157,831)
	(4,662,249)	(3,676,010)
Net increase (decrease)	1,771,293	(1,451,782)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
The Fund currently invests a significant portion of its assets in companies located in China, and therefore the Fund has more exposure to the risks specific to China. China is a developing market and may be subject to considerable degrees of economic, political and social instability. In the past couple of decades, the Chinese government has reformed economic and market practices and expanded the sphere of private ownership in China. Nevertheless, in general the Chinese markets continue to experience inefficiency, volatility and pricing anomalies that result from government influence, a lack of publicly available information, and/or political and social instability. Internal social unrest or confrontations with neighboring countries could also disrupt economic developments in China. Reduction in spending on Chinese products and services, institutions of tariffs or other trade barriers, or a downturn in any of the economies of China's key trading partners may adversely impact the Chinese economy. In addition, from time to time, China has experienced outbreaks of infectious illnesses, diseases or public health emergencies, and could again in the future. Any of these events could reduce consumer demand and/or economic output, result in closure of markets, impose restrictions on travel or quarantines, and could generally significantly impact the Chinese economy, which would adversely affect the Fund's investments in securities of issuers located in China.
LVIP Loomis Sayles Global Growth Fund–14

LVIP Loomis Sayles Global Growth Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Loomis Sayles Global Growth Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Loomis Sayles Global Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Loomis Sayles Global Growth Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from May 1, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from May 1, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP Loomis Sayles Global Growth Fund–16

LVIP Loomis Sayles Global Growth Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was the same as than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Loomis Sayles Global Growth Fund–17

LVIP Loomis Sayles Global Growth Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Loomis, Sayles & Company, L.P. (“Loomis”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Loomis under the subadvisory agreement. The Board considered the services provided by Loomis, the backgrounds of the portfolio managers and Loomis’s investment decision-making approach. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Loomis Sayles Global Growth Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Global Large-Stock Growth funds category and the MSCI ACWI NR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one- and three-year periods. The Board noted LIAC’s comments that underperformance over the one-year period compared to the benchmark was attributable to the Fund’s growth orientation, relative to the core benchmark and that an overweight allocation to Consumer Discretionary detracted compared to peers. The Board concluded that the services provided by Loomis were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee and the fee rates charged to other accounts advised by Loomis. The Board considered that LIAC compensates Loomis from its fees and that the subadvisory fee schedule was negotiated between LIAC and Loomis, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information provided by Loomis regarding Loomis’s estimated profitability in providing subadvisory services to the Fund. The Board reviewed materials provided by Loomis as to any additional benefits it receives and noted Loomis’s statement that it may use the performance of the Fund in marketing materials and may use soft dollars to acquire brokerage and research products and services.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Loomis Sayles Global Growth Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP Loomis Sayles Global Growth Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP Loomis Sayles Global Growth Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP Loomis Sayles Global Growth Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP Loomis Sayles Global Growth Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Loomis Sayles Global Growth Fund–23

LVIP MFS International Equity Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP MFS International Equity Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS International Equity Managed Volatility Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Schroder Investment Management
North America Inc
The Fund returned (16.26%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the MSCI EAFE Index (net dividends)1, returned (14.45%).
2022 was a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates, and negative returns for most asset classes.
 There was a worldwide inflation surge from mid-2021 to 2022, driven by a rapid recovery of consumer demand amid widespread supply shortages. The effects of the Covid-19 pandemic continued to ease but still contributed to disruptions in global supply chains. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced persistent and structural increases climbing to levels not seen in four decades, with similarly high readings in most other countries. Furthermore, the abrupt Russian invasion of Ukraine exacerbated economic disruptions and supply shortages that added to inflationary pressures and market volatility.
 In order to combat high inflation, the U.S. Federal Reserve (“Fed”), along with other major central banks, had to take drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near-zero rate, the Fed hiked the Fed Funds rate by 4.25% in 2022, which was the fastest pace of rate hikes ever. Out of the five times rates hiked 75bps in the past 30 years, four took place in 2022.  Moreover, these rate hikes coincided with a reversal from quantitative easing to a period of quantitative tightening, which involved the Fed shrinking its $9 trillion balance sheet and reducing market liquidity. As a result, U.S. Treasury yields reversed their long-past-four-decade decline. The 10-year U.S. treasury yield rose sharply from 1.51% at the end of 2021 to 3.88% as of December 31, 2022. The yield spread between the 2-year and 10-year U.S. Treasury also closed the year at –55bps, marking the largest inversion seen since 1981. These dynamics resulted in U.S. fixed-income markets suffering the worst year in history. In 2022, for the first time ever, both the Bloomberg U.S. Aggregate Bond Index2 and the Bloomberg U.S. Treasury Index3 posted double digit negative returns of 13.1% (–13.1%) and 12.5% (–12.5%), respectively, which were the worst yearly returns since the inception of those indices in the 1970s. However, despite much higher yields, credit spreads were generally resilient, especially in the second half of the year on the strength of healthy corporate fundamentals.
 After rising for three consecutive years, from the beginning of 2019 to year-end 2021, the S&P 500® Index4 (total return) doubled and Nasdaq® Composite Index5 more than doubled. This remarkable bull market came to an end in 2022. While earnings growth was positive during the first three quarters of the year, financial conditions continued to tighten and equity market volatility, as indicated by the CBOE Volatility Index6, stayed elevated throughout the year. Sharply rising interest rates diminished the equity risk premium and compressed price multiples. During 2022, domestic equity markets entered the longest and one of the worst bear markets since the Global Financial Crisis of 2008. The S&P 500® Index (total return) returned (18.1%), and the Nasdaq® Composite Index returned (32.4%). Wide dispersion in performance across investment styles and geographies continued throughout 2022. Value-oriented equities, known for their more defensive characteristics, outperformed growth-oriented equities across all market capitalizations.  Within the U.S., mega cap equities suffered the worst declines, followed by more economically sensitive small cap equities.  Developed international equity markets fared slightly better, outperforming domestic equity markets.  However, emerging market equities lagged all other geographies partly fueled by a slowdown in economic activity, highlighted by China’s zero-Covid policy that persisted through much of 2022.
 The LVIP MFS International Equity Managed Volatility Fund invests primarily in underlying funds that invest in non-US developed market stocks and has a higher quality growth orientation.  Over the 1-year period, favorable Fund performance was driven by strong security selection, most notably within the Industrial and Financial sectors.
Due to a difficult market environment with high equity and cross-asset volatility and repeated V-shaped markets, the risk management overlay of the Fund reduced Fund volatility meaningfully but had a negative impact on relative performance in 2022.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma Alex Zeng
Schroder Investment Management North America Inc:	Mike Hodgson Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP MFS International Equity Managed Volatility Fund–1

LVIP MFS International Equity Managed Volatility Fund
2022 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 5/1/13 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP MFS International Equity Managed Volatility Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,589 for the Standard Class shares and to $13,265 for the Service Class shares. For comparison, look at how the MSCI EAFE Index (net dividends) did from 5/1/13 through 12/31/22. The same $10,000 investment would have increased to $14,272. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 16.26%
Five Years	+ 2.28%
Inception (5/1/13)	+ 3.22%
Service Class Shares
One Year	- 16.47%
Five Years	+ 2.02%
Inception (5/1/13)	+ 2.96%
1. The MSCI EAFE Index (net dividends) is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australia/Asia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3. The Bloomberg US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The US Treasury Index is a component of the US Aggregate, US Universal, Global Aggregate and Global Treasury Indices. The US Treasury Index has history back to January 1, 1973.
4. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
5. The Nasdaq® Composite index is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq® Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces the order of magnitude of the result.
6. The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.

LVIP MFS International Equity Managed Volatility Fund–2

LVIP MFS International Equity Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,052.20	0.19%	$0.98
Service Class Shares	1,000.00	1,050.90	0.44%	2.27
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.30	0.19%	$0.97
Service Class Shares	1,000.00	1,022.90	0.44%	2.24

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP MFS International Equity Managed Volatility Fund–3

LVIP MFS International Equity Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	77.45%
Investment Companies	77.45%
Equity Fund	9.66%
International Equity Fund	67.79%
Unaffiliated Investments	22.29%
Investment Companies	22.29%
International Equity Fund	19.57%
Money Market Fund	2.72%
Total Investments	99.74%
Receivables and Other Assets Net of Liabilities	0.26%
Total Net Assets	100.00%
LVIP MFS International Equity Managed Volatility Fund–4

LVIP MFS International Equity Managed Volatility Fund
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–77.45%
INVESTMENT COMPANIES–77.45%
Equity Fund–9.66%
✧✧Lincoln Variable Insurance Products Trust– LVIP MFS Value Fund	1,098,832	$ 55,847,027
		55,847,027
International Equity Fund–67.79%
✧✧Lincoln Variable Insurance Products Trust– LVIP MFS International Growth Fund	22,088,551	391,740,456
		391,740,456
Total Affiliated Investments (Cost $387,130,069)		447,587,483

UNAFFILIATED INVESTMENTS–22.29%
INVESTMENT COMPANIES–22.29%
International Equity Fund–19.57%
✠MFS® Variable Insurance Trust II– MFS® VIT II Research International Portfolio	5,729,716	113,104,599
113,104,599
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Money Market Fund–2.72%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	15,717,076	$ 15,717,076
		15,717,076
Total Unaffiliated Investments (Cost $149,413,794)		128,821,675

TOTAL INVESTMENTS–99.74% (Cost $536,543,863)	576,409,158
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.26%	1,496,115
NET ASSETS APPLICABLE TO 49,067,304 SHARES OUTSTANDING–100.00%	$577,905,273

✧✧ Standard Class shares.
✠ Initial Class.
LVIP MFS International Equity Managed Volatility Fund–5

LVIP MFS International Equity Managed Volatility Fund
Schedule of Investments (continued)
The following futures contracts were outstanding at December 31, 2022:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
48	British Pound	$3,625,200	$3,668,700	3/13/23	$ —	$ (43,500)
46	Euro	6,183,550	6,118,885	3/13/23	64,665	—
47	Japanese Yen	4,527,862	4,361,669	3/13/23	166,193	—
					230,858	(43,500)
Equity Contracts:
7	E-mini MSCI Emerging Markets Index	335,790	339,636	3/17/23	—	(3,846)
12	E-mini S&P 500 Index	2,316,600	2,356,063	3/17/23	—	(39,463)
2	E-mini S&P MidCap 400 Index	488,520	494,814	3/17/23	—	(6,294)
144	Euro STOXX 50 Index	5,834,378	5,970,364	3/17/23	—	(135,986)
40	FTSE 100 Index	3,610,408	3,583,910	3/17/23	26,498	—
21	Nikkei 225 Index (OSE)	4,173,118	4,394,479	3/9/23	—	(221,361)
					26,498	(406,950)
Total Futures Contracts					$257,356	$(450,450)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Equity Managed Volatility Fund–6

LVIP MFS International Equity Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2022
ASSETS:
Affiliated investments, at value	$447,587,483
Unaffiliated investments, at value	128,821,675
Cash collateral held at broker for futures contracts	1,681,914
Receivable for securities sold	405,751
Receivable for fund shares sold	65,798
Dividends and interest receivable	54,788
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	38,823
Prepaid expenses	2,340
TOTAL ASSETS	578,658,572
LIABILITIES:
Payable for fund shares redeemed	435,440
Due to manager and affiliates	234,353
Other accrued expenses payable	45,378
Variation margin due to broker on futures contracts	38,128
TOTAL LIABILITIES	753,299
TOTAL NET ASSETS	$577,905,273
Affiliated investments, at cost	$387,130,069
Unaffiliated investments, at cost	149,413,794
Standard Class:
Net Assets	$ 13,502
Shares Outstanding	1,145
Net Asset Value Per Share	$ 11.788[1]
Service Class:
Net Assets	$577,891,771
Shares Outstanding	49,066,159
Net Asset Value Per Share	$ 11.778
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$517,658,652
Distributable earnings/(accumulated loss)	60,246,621
TOTAL NET ASSETS	$577,905,273

[1]	Net Asset Value Per Share does not recalculate exactly, due to rounding.
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Equity Managed Volatility Fund–7

LVIP MFS International Equity Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends from affiliated investments	$ 5,345,805
Dividends from unaffiliated investments	2,293,199
7,639,004
EXPENSES:
Management fees	5,090,659
Distribution fees-Service Class	1,497,219
Shareholder servicing fees	173,681
Accounting and administration expenses	112,583
Professional fees	40,045
Trustees’ fees and expenses	19,754
Reports and statements to shareholders	14,749
Custodian fees	8,393
Consulting fees	3,749
Pricing fees	708
Other	16,246
6,977,786
Less:
Management fees waived	(3,982,692)
Expenses reimbursed	(389,908)
Total operating expenses	2,605,186
NET INVESTMENT INCOME	5,033,818
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	25,887,558
Sale of unaffiliated investments	(1,431,031)
Distributions from affiliated investment companies	30,261,197
Foreign currencies	(39,356)
Futures contracts	(18,200,004)
Net realized gain	36,478,364
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(134,756,202)
Unaffiliated investments	(20,592,119)
Foreign currencies	(740)
Futures contracts	(1,007,089)
Net change in unrealized appreciation (depreciation)	(156,356,150)
NET REALIZED AND UNREALIZED LOSS	(119,877,786)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(114,843,968)
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Equity Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 5,033,818	$ 2,530,572
Net realized gain	36,478,364	39,536,447
Net change in unrealized appreciation (depreciation)	(156,356,150)	35,093,928
Net increase (decrease) in net assets resulting from operations	(114,843,968)	77,160,947
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(165)	(165)
Service Class	(5,590,133)	(5,506,239)
	(5,590,298)	(5,506,404)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class	41,814,150	39,750,039
Reinvestment of dividends and distributions:
Standard Class	165	165
Service Class	5,590,133	5,506,239
	47,404,448	45,256,443
Cost of shares redeemed:
Service Class	(50,958,590)	(55,708,703)
	(50,958,590)	(55,708,703)
Decrease in net assets derived from capital share transactions	(3,554,142)	(10,452,260)
NET INCREASE (DECREASE) IN NET ASSETS	(123,988,408)	61,202,283
NET ASSETS:
Beginning of year	701,893,681	640,691,398
End of year	$ 577,905,273	$701,893,681
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Equity Managed Volatility Fund–8

LVIP MFS International Equity Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP MFS International Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20 [1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 14.252	$ 12.809	$ 12.914	$ 10.377	$ 11.545
Income (loss) from investment operations:
Net investment income[2]	0.131	0.088	0.118	0.175	0.160
Net realized and unrealized gain (loss)	(2.450)	1.502	0.177	2.562	(1.109)
Total from investment operations	(2.319)	1.590	0.295	2.737	(0.949)
Less dividends and distributions from:
Net investment income	(0.145)	(0.147)	(0.149)	(0.200)	(0.219)
Net realized gain	—	—	(0.251)	—	—
Total dividends and distributions	(0.145)	(0.147)	(0.400)	(0.200)	(0.219)
Net asset value, end of period	$ 11.788	$ 14.252	$ 12.809	$ 12.914	$ 10.377
Total return[3]	(16.26%)	12.42%	2.50%	26.37%	(8.22%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 14	$ 16	$ 14	$ 14	$ 11
Ratio of expenses to average net assets[4]	0.19%	0.14%	0.17%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.92%	0.92%	0.92%	0.92%	0.92%
Ratio of net investment income to average net assets	1.09%	0.62%	1.02%	1.48%	1.39%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.36%	(0.16%)	0.27%	0.76%	0.67%
Portfolio turnover	31%	7%	15%	5%	3%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Equity Managed Volatility Fund–9

LVIP MFS International Equity Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP MFS International Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20 [1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 14.239	$ 12.798	$ 12.908	$ 10.376	$ 11.546
Income (loss) from investment operations:
Net investment income[2]	0.101	0.051	0.089	0.146	0.131
Net realized and unrealized gain (loss)	(2.447)	1.502	0.173	2.559	(1.106)
Total from investment operations	(2.346)	1.553	0.262	2.705	(0.975)
Less dividends and distributions from:
Net investment income	(0.115)	(0.112)	(0.121)	(0.173)	(0.195)
Net realized gain	—	—	(0.251)	—	—
Total dividends and distributions	(0.115)	(0.112)	(0.372)	(0.173)	(0.195)
Net asset value, end of period	$ 11.778	$ 14.239	$ 12.798	$ 12.908	$ 10.376
Total return[3]	(16.47%)	12.14%	2.24%	26.06%	(8.45%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 577,892	$701,878	$640,677	$593,257	$420,638
Ratio of expenses to average net assets[4]	0.44%	0.39%	0.42%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.17%	1.17%	1.17%	1.17%	1.17%
Ratio of net investment income to average net assets	0.84%	0.37%	0.77%	1.23%	1.14%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.11%	(0.41%)	0.02%	0.51%	0.42%
Portfolio turnover	31%	7%	15%	5%	3%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Equity Managed Volatility Fund–10

LVIP MFS International Equity Managed Volatility Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP MFS International Equity Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of fund structure and invests substantially all of its assets in open-end investment companies, that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation – The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP MFS International Equity Managed Volatility Fund–11

LVIP MFS International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.85% of the Fund's average daily net assets.   Effective January 1, 2022, LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.665% of the Fund’s average daily net assets.   This agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).   Prior to January 1, 2022, the waiver amount was 0.715% of the Fund's average daily net assets.
Effective January 1, 2022, LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.185% of the Fund’s average daily net assets for the Standard Class and 0.435% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. Prior to January 1, 2022, LIAC had contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses were not to exceed 0.135% the Fund’s average daily net assets for the Standard Class and 0.385% for the Service Class.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2022, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2023	2024	2025	Total
LIAC	$ 429,468	$ 393,895	$ 389,908	$ 1,213,271
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$42,711
Legal	7,634
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $7,554 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets
LVIP MFS International Equity Managed Volatility Fund–12

LVIP MFS International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2022, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 38,823
Management fees payable to LIAC	93,440
Distribution fees payable to LFD	126,266
Shareholder servicing fees payable to Lincoln Life	14,647
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2022, were as follows:
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-77.45%@
Equity Fund-9.66%@
✧✧LVIP MFS Value Fund	$ 68,359,257	$ 7,142,893	$ 12,172,774	$ 1,359,707	$ (8,842,056)	$ 55,847,027	1,098,832	$ 989,711	$ 2,390,430
International Equity Funds-67.79%@
✠MFS® VIT II Research International Portfolio	133,070,228	14,044	130,233,597	30,533,578	(33,384,253)	—	—	—	—
✧✧LVIP MFS International Growth Fund	465,324,482	54,962,239	30,010,645	(6,005,727)	(92,529,893)	391,740,456	22,088,551	4,356,094	27,870,767
Total	$666,753,967	$62,119,176	$172,417,016	$25,887,558	$(134,756,202)	$447,587,483		$5,345,805	$30,261,197

@ As a percentage of Net Assets as of December 31, 2022.
✧✧ Standard Class shares.
✠ Initial Class.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$205,442,674
Sales	180,560,707
LVIP MFS International Equity Managed Volatility Fund–13

LVIP MFS International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$549,521,443
Aggregate unrealized appreciation of investments and derivatives	$ 49,788,734
Aggregate unrealized depreciation of investments and derivatives	(23,120,286)
Net unrealized appreciation of investments and derivatives	$ 26,668,448
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Companies	$447,587,483	$—	$—	$447,587,483
Unaffiliated Investment Companies	128,821,675	—	—	128,821,675
Total Investments	$576,409,158	$—	$—	$576,409,158
Derivatives:
Assets:
Futures Contracts	$ 257,356	$—	$—	$ 257,356
Liabilities:
Futures Contracts	$ (450,450)	$—	$—	$ (450,450)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$5,305,144	$5,506,404
Long-term capital gains	285,154	—
Total	$5,590,298	$5,506,404
LVIP MFS International Equity Managed Volatility Fund–14

LVIP MFS International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$33,578,174
Other temporary differences	(1)
Net unrealized appreciation	26,668,448
Distributable earnings/(accumulated loss)	$60,246,621
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
At December 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.
In 2022, the Fund utilized $4,135,808 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	—	—
Service Class	3,514,124	2,908,548
Shares reinvested:
Standard Class	14	12
Service Class	480,294	387,343
	3,994,432	3,295,903
Shares redeemed:
Standard Class	—	—
Service Class	(4,221,894)	(4,064,217)
	(4,221,894)	(4,064,217)
Net decrease	(227,462)	(768,314)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the
LVIP MFS International Equity Managed Volatility Fund–15

LVIP MFS International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2022, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
Fair values of derivative instruments as of December 31, 2022 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$ 26,498	Variation margin due to broker on futures contracts	$(406,950)
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	230,858	Variation margin due to broker on futures contracts	(43,500)
Total		$257,356		$(450,450)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(17,128,470)	$(1,046,108)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(1,071,534)	39,019
Total		$(18,200,004)	$(1,007,089)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$27,342,965	$8,489,980
9. Risk Factors
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government
LVIP MFS International Equity Managed Volatility Fund–16

LVIP MFS International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP MFS International Equity Managed Volatility Fund–17

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP MFS International Equity Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP MFS International Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP MFS International Equity Managed Volatility Fund–18

LVIP MFS International Equity Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Schroders Investment Management North America Inc. (“SIMNA”) (collectively, with the investment management agreement “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), SIMNA and Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, SIMNA, Morningstar and Broadridge provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SIMNA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Underlying Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of the Fund and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board considered complex-wide information provided by Broadridge, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information by Broadridge. The Board also considered an impact analysis provided by LIAC of the overlay/cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP MFS International Equity Managed Volatility Fund–19

LVIP MFS International Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Fund’s Managed Volatility Sleeve to SIMNA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LIAC management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s performance.
The Board reviewed performance of the LVIP MFS International Equity Managed Volatility Fund. In its review, the Board considered the total return and standard deviation data provided by each of Broadridge comparing the performance of the Fund and Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar Foreign Large Growth funds category and the MSCI EAFE NR USD Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Foreign Large Growth funds category and the benchmark index. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2023. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Managed Volatility Sleeve - Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA has an affiliated investment adviser, SIMNA Ltd., as sub-subadviser in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LIAC management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LIAC compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits they would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP MFS International Equity Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP MFS International Equity Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP MFS International Equity Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP MFS International Equity Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP MFS International Equity Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP MFS International Equity Managed Volatility Fund–25

LVIP MFS International Growth Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP MFS International Growth Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS International Growth Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: MFS Investment Management
The Fund returned (14.28%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the MSCI EAFE Growth Index (net dividends)1, returned (22.95%).
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain disruptions and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary sidelines for much of the period, the Bank of Japan widened its Yield Curve Control band, capping the yield on its 10-year bond at 0.5%, up from 0.25%, an action investors interpreted as a first step toward monetary policy normalization.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be moderating, the easing of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may be near a peak were supportive factors for the macroeconomic backdrop.
Stock selection in the financials, industrials and materials sectors benefited performance relative to the benchmark index. Within the financials sector, the Fund’s holdings of financial services firm Element Fleet Management2 (Canada), and overweight positions in shares of insurance company AIA Group (Hong Kong) and banking services provider DBS Group (Singapore) lifted relative returns. Within the industrials sector, an overweight position in electronics company Hitachi (Japan) and holdings of railroad company Canadian
National Railway (Canada) aided relative results. Within the materials sector, the Fund's position in industrial gas supplier Linde (Germany) also contributed to relative performance.
Elsewhere, the Fund’s holdings of pharmaceutical company Novartis (Switzerland) and an overweight position in match and tobacco product manufacturer Swedish Match3 (Sweden) bolstered relative performance. Additionally, avoiding poor-performing online gaming services provider Sea (Singapore) and electronic equipment manufacturer Sony (Japan) further supported relative returns.
During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the Fund's and the benchmark's exposures to holdings of securities denominated in foreign currencies, was another contributor to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for their funds to have different currency exposure than the benchmark.
Stock selection in the communication services sector weakened relative performance over the reporting period, led by the Fund's overweight position in internet search engine provider Z Holdings (Japan).
Elsewhere, not owning shares of biopharmaceutical company AstraZeneca (United Kingdom), pharmaceutical company Daiichi Sankyo (Japan), consumer goods producer Unilever (United Kingdom), biopharmaceutical company CSL (Australia), aerospace company Airbus (France) and diversified bank Westpac Banking (Australia) negatively impacted relative results. Additionally, an overweight position in shares of pharmaceutical company Novo Nordisk (Denmark) and paint and specialty chemicals manufacturer Akzo Nobel (Netherlands), as well as holdings of semiconductor manufacturer Taiwan Semiconductor Manufacturing(b) (Taiwan) further hurt relative returns.
Portfolio Managers:
MFS Investment Management:	Matthew Barrett
Kevin M. Dwan
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP MFS International Growth Fund–1

LVIP MFS International Growth Fund
2022 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP MFS International Growth Fund Standard Class shares on 12/31/12. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,725. For comparison, look at how the MSCI EAFE Growth Index (net dividends) did over the same period. The same $10,000 investment would have increased to $17,221. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 14.28%
Five Years	+ 5.03%
Ten Years	+ 6.47%
Service Class Shares
One Year	- 14.50%
Five Years	+ 4.77%
Ten Years	+ 6.21%
1. The MSCI EAFE Growth Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Austral/Asia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
2. Security is not a benchmark constituent.
3. Security was not held in the portfolio at period end.
LVIP MFS International Growth Fund–2

LVIP MFS International Growth Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,059.40	0.79%	$4.10
Service Class Shares	1,000.00	1,058.20	1.04%	5.40
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.30	0.79%	$4.02
Service Class Shares	1,000.00	1,020.00	1.04%	5.30

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP MFS International Growth Fund–3

LVIP MFS International Growth Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2022
Security Type/Country	Percentage of Net Assets
Common Stock	98.95%
Australia	1.05%
Brazil	0.15%
Canada	9.06%
China	1.49%
France	17.29%
Germany	9.70%
Hong Kong	4.84%
India	1.42%
Ireland	2.16%
Israel	0.51%
Italy	1.48%
Japan	10.06%
Mexico	0.27%
Netherlands	4.05%
Peru	0.31%
Republic of Korea	0.66%
Singapore	1.97%
Spain	1.16%
Sweden	1.59%
Switzerland	15.01%
Taiwan	1.52%
United Kingdom	13.20%
Money Market Fund	0.29%
Total Investments	99.24%
Receivables and Other Assets Net of Liabilities	0.76%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	0.91%
Auto Components	0.43%
Banks	3.18%
Beverages	5.04%
Building Products	1.91%
Capital Markets	2.16%
Chemicals	9.97%
Commercial Services & Supplies	1.30%
Consumer Finance	0.64%
Diversified Financial Services	1.78%
Electrical Equipment	4.70%
Electronic Equipment, Instruments & Components	0.47%
Entertainment	0.11%
Food & Staples Retailing	0.54%
Sector	Percentage of Net Assets
Food Products	5.07%
Gas Utilities	0.29%
Health Care Equipment & Supplies	5.09%
Hotels, Restaurants & Leisure	2.99%
Household Products	2.56%
Industrial Conglomerates	4.16%
Insurance	4.76%
Interactive Media & Services	1.22%
Internet & Direct Marketing Retail	1.00%
IT Services	2.07%
Life Sciences Tools & Services	1.63%
Machinery	1.33%
Metals & Mining	2.99%
Oil, Gas & Consumable Fuels	0.28%
Personal Products	1.47%
Pharmaceuticals	10.03%
Professional Services	1.55%
Road & Rail	2.99%
Semiconductors & Semiconductor Equipment	2.04%
Software	5.86%
Textiles, Apparel & Luxury Goods	6.19%
Tobacco	0.24%
Total	98.95%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Nestle SA	5.07%
AIA Group Ltd.	4.55%
Roche Holding AG	4.50%
Hitachi Ltd.	4.16%
LVMH Moet Hennessy Louis Vuitton SE	4.01%
SAP SE	3.73%
Linde PLC	3.44%
Novartis AG	3.40%
Schneider Electric SE	3.22%
EssilorLuxottica SA	3.04%
Total	39.12%

IT–Information Technology
LVIP MFS International Growth Fund–4

LVIP MFS International Growth Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–98.95%
Australia–1.05%
Aristocrat Leisure Ltd.	408,634	$ 8,491,229
†Lottery Corp. Ltd.	978,511	2,984,663
WiseTech Global Ltd.	100,108	3,459,046
		14,934,938
Brazil–0.15%
Hypera SA	252,513	2,165,241
		2,165,241
Canada–9.06%
Agnico Eagle Mines Ltd.	406,305	21,113,456
Canadian National Railway Co.	202,673	24,093,766
Canadian Pacific Railway Ltd.	249,974	18,637,279
Element Fleet Management Corp.	1,861,412	25,364,144
Franco-Nevada Corp.	157,836	21,515,355
Ritchie Bros Auctioneers, Inc.	320,972	18,540,045
		129,264,045
China–1.49%
†Alibaba Group Holding Ltd.	484,200	5,350,396
Kingsoft Corp. Ltd.	462,600	1,546,850
Ping An Insurance Group Co. of China Ltd. Class H	452,500	2,994,270
Tencent Holdings Ltd.	154,300	6,602,592
Yum China Holdings, Inc.	87,510	4,823,116
		21,317,224
France–17.29%
Air Liquide SA	199,645	28,295,189
Capgemini SE	77,943	13,011,539
Dassault Systemes SE	262,087	9,397,052
EssilorLuxottica SA	239,740	43,421,722
Kering SA	32,565	16,575,544
LVMH Moet Hennessy Louis Vuitton SE	78,651	57,242,089
Pernod Ricard SA	167,201	32,887,617
Schneider Electric SE	328,612	45,982,400
		246,813,152
Germany–9.70%
Bayer AG	378,038	19,555,706
Deutsche Boerse AG	125,325	21,652,469
GEA Group AG	465,679	19,042,160
Merck KGaA	44,860	8,686,884
SAP SE	515,722	53,212,519
Symrise AG	150,113	16,333,974
		138,483,712
Hong Kong–4.84%
AIA Group Ltd.	5,835,200	64,889,962
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Hong Kong (continued)
China Resources Gas Group Ltd.	1,106,500	$ 4,153,566
		69,043,528
India–1.42%
HDFC Bank Ltd. ADR	131,339	8,984,901
ITC Ltd.	853,963	3,422,355
Reliance Industries Ltd.	130,883	4,029,798
UPL Ltd.	446,802	3,867,729
		20,304,783
Ireland–2.16%
†Flutter Entertainment PLC	192,370	26,256,671
Kingspan Group PLC	84,752	4,588,756
		30,845,427
Israel–0.51%
†Nice Ltd. Sponsored ADR	37,851	7,278,747
		7,278,747
Italy–1.48%
Prysmian SpA	568,855	21,105,533
		21,105,533
Japan–10.06%
AEON Financial Service Co. Ltd.	854,900	9,119,628
Hitachi Ltd.	1,164,100	59,349,231
Kao Corp.	219,900	8,805,048
Koito Manufacturing Co. Ltd.	411,400	6,228,679
Kose Corp.	66,700	7,328,665
Nitto Denko Corp.	195,100	11,372,409
Oracle Corp. Japan	103,500	6,719,141
Showa Denko KK	494,300	7,608,092
Sugi Holdings Co. Ltd.	141,800	6,342,320
Terumo Corp.	454,800	12,981,414
Z Holdings Corp.	3,087,200	7,809,741
		143,664,368
Mexico–0.27%
Grupo Financiero Banorte SAB de CV Class O	535,889	3,856,674
		3,856,674
Netherlands–4.05%
Akzo Nobel NV	194,648	13,035,055
ASML Holding NV	23,347	12,590,861
†Just Eat Takeaway.com NV	81,293	1,718,646
†Prosus NV	106,077	7,318,302
†QIAGEN NV	461,334	23,215,171
		57,878,035
Peru–0.31%
Credicorp Ltd.	32,614	4,424,415
		4,424,415
LVIP MFS International Growth Fund–5

LVIP MFS International Growth Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Republic of Korea–0.66%
†Amorepacific Corp.	44,585	$ 4,879,591
NAVER Corp.	21,283	3,026,888
SK Hynix, Inc.	25,876	1,543,866
		9,450,345
Singapore–1.97%
DBS Group Holdings Ltd.	1,109,800	28,105,432
		28,105,432
Spain–1.16%
†Amadeus IT Group SA	318,139	16,533,786
		16,533,786
Sweden–1.59%
Assa Abloy AB Class B	1,057,211	22,664,255
		22,664,255
Switzerland–15.01%
Alcon, Inc.	71,538	4,888,088
Nestle SA	624,438	72,354,175
Novartis AG	537,001	48,545,843
Roche Holding AG	204,511	64,251,820
Sika AG	53,286	12,776,192
Sonova Holding AG	48,420	11,483,811
		214,299,929
Taiwan–1.52%
Delta Electronics, Inc.	721,000	6,720,779
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	200,876	14,963,253
		21,684,032
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom–13.20%
AVEVA Group PLC	91,887	$ 3,569,219
Burberry Group PLC	591,255	14,510,395
Diageo PLC	881,958	38,917,877
Experian PLC	649,688	22,094,438
Linde PLC	150,259	49,130,005
London Stock Exchange Group PLC	105,515	9,102,851
†Ocado Group PLC	202,059	1,506,714
Reckitt Benckiser Group PLC	525,519	36,556,672
†Rolls-Royce Holdings PLC	11,507,185	12,965,623
		188,353,794
Total Common Stock (Cost $1,073,216,156)		1,412,471,395

MONEY MARKET FUND–0.29%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 4.12%)	4,171,566	4,171,566
Total Money Market Fund (Cost $4,171,566)		4,171,566

TOTAL INVESTMENTS–99.24% (Cost $1,077,387,722)	1,416,642,961
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.76%	10,872,391
NET ASSETS APPLICABLE TO 80,479,460 SHARES OUTSTANDING–100.00%	$1,427,515,352
NET ASSET VALUE PER SHARE–LVIP MFS INTERNATIONAL GROWTH FUND STANDARD CLASS ($1,166,939,088 / 65,795,746 Shares)	$17.736
NET ASSET VALUE PER SHARE–LVIP MFS INTERNATIONAL GROWTH FUND SERVICE CLASS ($260,576,264 / 14,683,714 Shares)	$17.746
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$1,065,814,347
Distributable earnings/(accumulated loss)	361,701,005
TOTAL NET ASSETS	$1,427,515,352

Δ Securities have been classified by country of origin.
† Non-income producing.
LVIP MFS International Growth Fund–6

LVIP MFS International Growth Fund
Statement of Net Assets (continued)
★ Includes $414 payable for securities purchased, $604,015 payable for fund shares redeemed, $3,417 foreign currencies due to custodian, $123,735 other accrued expenses payable, $984,268 due to manager and affiliates and $329,131 foreign capital gain taxes payable as of December 31, 2022.

Summary of Abbreviations:
ADR–American Depositary Receipt
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Growth Fund–7

LVIP MFS International Growth Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends	$ 30,467,460
Foreign taxes withheld	(3,277,633)
27,189,827
EXPENSES:
Management fees	12,318,181
Distribution fees-Service Class	674,103
Shareholder servicing fees	436,565
Accounting and administration expenses	291,537
Custodian fees	115,498
Professional fees	102,982
Trustees’ fees and expenses	49,761
Reports and statements to shareholders	26,934
Pricing fees	7,873
Consulting fees	3,728
Other	52,141
14,079,303
Less:
Management fees waived	(1,545,397)
Total operating expenses	12,533,906
NET INVESTMENT INCOME	14,655,921
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	47,590,088
Foreign currencies	161,995
Net realized gain	47,752,083
Net change in unrealized appreciation (depreciation) of:
Investments	(316,582,874)
Foreign currencies	(176,982)
Net change in unrealized appreciation (depreciation)	(316,759,856)
NET REALIZED AND UNREALIZED LOSS	(269,007,773)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(254,351,852)
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Growth Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 14,655,921	$ 10,992,365
Net realized gain	47,752,083	112,857,504
Net change in unrealized appreciation (depreciation)	(316,759,856)	51,870,736
Net increase (decrease) in net assets resulting from operations	(254,351,852)	175,720,605
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(97,421,847)	(90,774,745)
Service Class	(20,621,032)	(19,261,946)
	(118,042,879)	(110,036,691)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	125,962,100	130,992,450
Service Class	31,672,326	40,807,692
Reinvestment of dividends and distributions:
Standard Class	97,421,847	90,774,745
Service Class	20,621,032	19,261,946
	275,677,305	281,836,833
Cost of shares redeemed:
Standard Class	(193,308,548)	(131,021,163)
Service Class	(42,614,038)	(38,518,454)
	(235,922,586)	(169,539,617)
Increase in net assets derived from capital share transactions	39,754,719	112,297,216
NET INCREASE (DECREASE) IN NET ASSETS	(332,640,012)	177,981,130
NET ASSETS:
Beginning of year	1,760,155,364	1,582,174,234
End of year	$1,427,515,352	$1,760,155,364
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Growth Fund–8

LVIP MFS International Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP MFS International Growth Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 22.641	$ 21.750	$ 19.265	$ 16.018	$ 17.878
Income (loss) from investment operations:
Net investment income[1]	0.193	0.160	0.156	0.285	0.226
Net realized and unrealized gain (loss)	(3.576)	2.256	2.631	4.061	(1.687)
Total from investment operations	(3.383)	2.416	2.787	4.346	(1.461)
Less dividends and distributions from:
Net investment income	(0.196)	(0.157)	(0.186)	(0.284)	(0.233)
Net realized gain	(1.326)	(1.368)	(0.116)	(0.815)	(0.166)
Total dividends and distributions	(1.522)	(1.525)	(0.302)	(1.099)	(0.399)
Net asset value, end of period	$ 17.736	$ 22.641	$ 21.750	$ 19.265	$ 16.018
Total return[2]	(14.28%)	11.24%	14.54%	27.56%	(8.24%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,166,939	$1,442,752	$1,298,318	$1,344,586	$1,261,880
Ratio of expenses to average net assets	0.79%	0.78%	0.79%	0.79%	0.80%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.89%	0.88%	0.89%	0.89%	0.90%
Ratio of net investment income to average net assets	1.02%	0.70%	0.83%	1.56%	1.29%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.92%	0.60%	0.73%	1.46%	1.18%
Portfolio turnover	12%	18%	23%	11%	26%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Growth Fund–9

LVIP MFS International Growth Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP MFS International Growth Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 22.658	$ 21.767	$ 19.286	$ 16.039	$ 17.899
Income (loss) from investment operations:
Net investment income[1]	0.146	0.103	0.109	0.239	0.163
Net realized and unrealized gain (loss)	(3.581)	2.258	2.626	4.063	(1.667)
Total from investment operations	(3.435)	2.361	2.735	4.302	(1.504)
Less dividends and distributions from:
Net investment income	(0.151)	(0.102)	(0.138)	(0.240)	(0.190)
Net realized gain	(1.326)	(1.368)	(0.116)	(0.815)	(0.166)
Total dividends and distributions	(1.477)	(1.470)	(0.254)	(1.055)	(0.356)
Net asset value, end of period	$ 17.746	$ 22.658	$ 21.767	$ 19.286	$ 16.039
Total return[2]	(14.50%)	10.97%	14.25%	27.25%	(8.46%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 260,576	$317,403	$283,856	$252,214	$197,084
Ratio of expenses to average net assets	1.04%	1.03%	1.04%	1.04%	1.05%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.14%	1.13%	1.14%	1.14%	1.15%
Ratio of net investment income to average net assets	0.77%	0.45%	0.58%	1.31%	1.04%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.67%	0.35%	0.48%	1.21%	0.93%
Portfolio turnover	12%	18%	23%	11%	26%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS International Growth Fund–10

LVIP MFS International Growth Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP MFS International Growth Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in
LVIP MFS International Growth Fund–11

LVIP MFS International Growth Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2022, the value and cost of foreign currency held by the LVIP MFS International Growth Fund is $0 and $(2,978) respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2022.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 1.00% of the first $50 million of the Fund's average daily net assets; 0.95% of the next $50 million; 0.90% of the next $50 million; 0.85% of the next $100 million; and 0.80% of the Fund's average daily net assets in excess of $250 million.   LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.11% on the first $400 million of the Fund’s average daily net assets and 0.10% of the Fund’s average daily net assets in excess of $400 million.   The agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
Massachusetts Financial Services Company (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$107,530
Legal	19,389
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP MFS International Growth Fund–12

LVIP MFS International Growth Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $12,444 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$891,242
Distribution fees payable to LFD	56,930
Shareholder servicing fees payable to Lincoln Life	36,096
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2022, the Fund engaged in securities purchases of $556,809 and securities sales of $156,585, which resulted in net realized losses of $21,432.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$173,681,526
Sales	225,033,616
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$1,109,717,413
Aggregate unrealized appreciation of investments	$ 416,015,387
Aggregate unrealized depreciation of investments	(109,449,588)
Net unrealized appreciation of investments	$ 306,565,799
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP MFS International Growth Fund–13

LVIP MFS International Growth Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Australia	$ 14,934,938	$ —	$—	$ 14,934,938
Brazil	—	2,165,241	—	2,165,241
Canada	129,264,045	—	—	129,264,045
China	21,317,224	—	—	21,317,224
France	246,813,152	—	—	246,813,152
Germany	138,483,712	—	—	138,483,712
Hong Kong	69,043,528	—	—	69,043,528
India	20,304,783	—	—	20,304,783
Ireland	30,845,427	—	—	30,845,427
Israel	7,278,747	—	—	7,278,747
Italy	21,105,533	—	—	21,105,533
Japan	143,664,368	—	—	143,664,368
Mexico	3,856,674	—	—	3,856,674
Netherlands	57,878,035	—	—	57,878,035
Peru	4,424,415	—	—	4,424,415
Republic of Korea	—	9,450,345	—	9,450,345
Singapore	28,105,432	—	—	28,105,432
Spain	16,533,786	—	—	16,533,786
Sweden	22,664,255	—	—	22,664,255
Switzerland	214,299,929	—	—	214,299,929
Taiwan	21,684,032	—	—	21,684,032
United Kingdom	188,353,794	—	—	188,353,794
Money Market Fund	4,171,566	—	—	4,171,566
Total Investments	$1,405,027,375	$11,615,586	$—	$1,416,642,961
There were no Level 3 investments at the beginning or end of the year.
As a result of utilizing International fair value pricing at December 31, 2022, a portion of the Fund’s common stock investments was categorized as Level 2.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$15,117,627	$19,229,123
Long-term capital gains	102,925,252	90,807,568
Total	$118,042,879	$110,036,691
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 8,935,880
Undistributed long-term capital gains	46,199,326
Net unrealized appreciation	306,565,799
Distributable earnings/(accumulated loss)	$361,701,005
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
At December 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.
LVIP MFS International Growth Fund–14

LVIP MFS International Growth Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	6,403,057	5,722,222
Service Class	1,654,908	1,799,323
Shares reinvested:
Standard Class	5,974,714	4,046,878
Service Class	1,270,250	858,631
	15,302,929	12,427,054
Shares redeemed:
Standard Class	(10,303,969)	(5,740,801)
Service Class	(2,250,181)	(1,689,869)
	(12,554,150)	(7,430,670)
Net increase	2,748,779	4,996,384
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable
LVIP MFS International Growth Fund–15

LVIP MFS International Growth Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP MFS International Growth Fund–16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP MFS International Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP MFS International Growth Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP MFS International Growth Fund–17

LVIP MFS International Growth Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2023. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was within range of the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
LVIP MFS International Growth Fund–18

LVIP MFS International Growth Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Massachusetts Financial Services Company (“MFS”) on behalf of the LVIP MFS International Growth Fund, the Board considered the nature, extent and quality of services to be provided by MFS under the subadvisory agreement. The Board reviewed the services provided by MFS, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and the investment approach of MFS. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP MFS International Growth Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Large Growth funds category and the MSCI EAFE Gr NR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-, five- and ten-year periods and below the return of the Morningstar peer group median and the benchmark index for the three-year period. The Board concluded that the services provided by MFS were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund, which contains breakpoints, and considered fees charged to another account with a similar investment strategy. The Board considered that LIAC compensates MFS from its fees and that the subadvisory fee schedule was negotiated between LIAC and MFS, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding MFS’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by MFS as to any additional benefits it receives and noted MFS’s statements that it could potentially realize a benefit from the relationship with the Fund by being awarded future or increased mandates, and that research services obtained in connection with trading client assets may benefit MFS and other clients.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP MFS International Growth Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP MFS International Growth Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP MFS International Growth Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP MFS International Growth Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP MFS International Growth Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP MFS International Growth Fund–24

LVIP MFS Value Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP MFS Value Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP MFS Value Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Massachusetts Financial Service Company
The Fund returned (6.07%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the Russell 1000® Value Index1, returned (7.54%).
During the reporting period, markets continued to grapple with the strongest global inflationary pressures in decades along with signs of slowing economic growth. Intermittent coronavirus flareups, particularly in China, where home-grown vaccines have proved less effective than elsewhere, kept supply chains stretched for a considerable period. At the same time, the reopening of the economy in the parts of the world where the virus has been better contained has led to a shift in consumption patterns in favor of services, straining already tight labor markets in most developed economies, while reducing demand for manufactured goods, primarily from Asia. As a result of Russia’s invasion of Ukraine, geopolitical considerations, such as sanctions and trade bans, have resulted in additional supply chain disruptions and volatile global energy prices. Taken together, these factors have contributed to market volatility.
The ripple effects from the Russian invasion further complicated the mission central banks must undertake to rein in surging inflation. Energy shocks have historically resulted in global growth slowdowns, if not pullbacks, so policymakers will find themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, policymakers remained focused on controlling inflation, although investors appeared to have expected varying degrees of action from the central banks. The Fed has been among the most aggressive developed market central banks, tightening policy at the fastest rate in decades, although it slowed its hiking pace at the end of the period, as did the European Central Bank. After remaining on the monetary sidelines for much of the period, the Bank of Japan widened its Yield Curve Control band, capping the yield on its 10-year bond at 0.5%, up from 0.25%, an action investors interpreted as a first step toward monetary policy normalization.
Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, tentative signs that supply chain bottlenecks (particularly semiconductors) may be moderating, the easing of COVID restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels may be near a peak were supportive factors for the macroeconomic backdrop.
Stock selection and an underweight position in the information technology sector contributed to performance relative to the benchmark index. Within this sector, not owning shares of customer information software manager Salesforce.com and an underweight position in semiconductor company Intel3 aided relative results.
Security selection in both the financials and health care sectors also supported relative returns. Within the financials sector, overweight positions in insurance services providers Progressive and Chubb bolstered relative performance. Within the health care sector, overweight positions in global health services provider Cigna and health services company McKesson helped in relative terms.
An underweight position in the real estate sector further boosted relative results. However, there were no individual stocks within this sector, either in the portfolio or in the benchmark, that were among the portfolio's largest relative contributors during the reporting period.
Stocks in other sectors that aided relative performance included overweight positions in global security company Northrop Grumman and oil and gas company ConocoPhillips. Additionally, not owning shares of social networking service provider Meta Platforms and diversified entertainment company Walt Disney further supported relative results.
An underweight position in the energy sector detracted from relative performance. Here, not owning shares of integrated energy companies Exxon Mobil and Chevron weakened relative returns.
Stock selection in the materials sector also dampened relative results, led by holdings of paint and coating manufacturer Sherwin-Williams2 and an overweight position in coatings company PPG Industries.
Elsewhere, overweight positions in consulting and information technology services provider Accenture, cable services provider Charter Communications, power and hand tools manufacturer Stanley Black & Decker3, cable services provider Comcast and consumer credit reporting agency Equifax hindered relative performance. Additionally, not owning shares of insurance and investment firm Berkshire Hathaway further weighed on relative returns.
Portfolio Managers:
Massachusetts Financial Service Company:	Nevin P. Chitkara
Katherine Cannan
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP MFS Value Fund–1

LVIP MFS Value Fund
2022 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP MFS Value Fund Standard Class shares on 12/31/12. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $28,621. For comparison, look at how the Russell 1000® Value Index did over the same period. The same $10,000 investment would have increased to $26,632. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 6.07%
Five Years	+ 7.38%
Ten Years	+ 11.09%
Service Class Shares
One Year	- 6.31%
Five Years	+ 7.11%
Ten Years	+ 10.81%
1. The Russell 1000® Value Index measures the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.
2. Security is not a benchmark constituent.
3. Security was not held in the portfolio at period end.
LVIP MFS Value Fund–2

LVIP MFS Value Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,082.60	0.63%	$3.31
Service Class Shares	1,000.00	1,081.30	0.88%	4.62
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.00	0.63%	$3.21
Service Class Shares	1,000.00	1,020.70	0.88%	4.48

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP MFS Value Fund–3

LVIP MFS Value Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.22%
Aerospace & Defense	5.14%
Banks	6.39%
Beverages	2.50%
Building Products	2.91%
Capital Markets	6.53%
Chemicals	4.28%
Consumer Finance	1.49%
Electric Utilities	5.41%
Electrical Equipment	1.40%
Equity Real Estate Investment Trusts	1.25%
Food Products	1.84%
Health Care Equipment & Supplies	3.72%
Health Care Providers & Services	4.58%
Hotels, Restaurants & Leisure	1.03%
Household Products	1.34%
Industrial Conglomerates	2.45%
Insurance	10.78%
IT Services	1.77%
Life Sciences Tools & Services	2.79%
Machinery	2.36%
Media	3.14%
Multiline Retail	1.24%
Multi-Utilities	1.38%
Oil, Gas & Consumable Fuels	4.71%
Pharmaceuticals	8.04%
Professional Services	1.19%
Road & Rail	2.36%
Semiconductors & Semiconductor Equipment	5.28%
Specialty Retail	1.92%
Money Market Fund	0.72%
Total Investments	99.94%
Receivables and Other Assets Net of Liabilities	0.06%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
JPMorgan Chase & Co.	3.79%
Johnson & Johnson	3.12%
Cigna Corp.	3.01%
Northrop Grumman Corp.	2.66%
Pfizer, Inc.	2.60%
Honeywell International, Inc.	2.45%
Aon PLC Class A	2.40%
Texas Instruments, Inc.	2.35%
Progressive Corp.	2.32%
Marsh & McLennan Cos., Inc.	2.30%
Total	27.00%

IT–Information Technology

LVIP MFS Value Fund–4

LVIP MFS Value Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.22%
Aerospace & Defense–5.14%
General Dynamics Corp.	135,634	$ 33,652,152
Northrop Grumman Corp.	92,179	50,293,784
Raytheon Technologies Corp.	129,551	13,074,287
		97,020,223
Banks–6.39%
Citigroup, Inc.	426,683	19,298,872
JPMorgan Chase & Co.	533,313	71,517,273
PNC Financial Services Group, Inc.	126,399	19,963,458
Truist Financial Corp.	230,731	9,928,355
		120,707,958
Beverages–2.50%
Diageo PLC	662,363	29,227,879
PepsiCo, Inc.	98,976	17,881,004
		47,108,883
Building Products–2.91%
Johnson Controls International PLC	406,064	25,988,096
Masco Corp.	226,143	10,554,094
Trane Technologies PLC	108,846	18,295,924
		54,838,114
Capital Markets–6.53%
BlackRock, Inc.	35,024	24,819,057
Goldman Sachs Group, Inc.	30,123	10,343,636
KKR & Co., Inc.	210,202	9,757,577
Moody's Corp.	45,385	12,645,169
Morgan Stanley	402,563	34,225,906
Nasdaq, Inc.	511,716	31,393,776
		123,185,121
Chemicals–4.28%
DuPont de Nemours, Inc.	384,990	26,421,864
International Flavors & Fragrances, Inc.	70,182	7,357,881
PPG Industries, Inc.	210,292	26,442,116
Sherwin-Williams Co.	86,714	20,579,833
		80,801,694
Consumer Finance–1.49%
American Express Co.	190,776	28,187,154
		28,187,154
Electric Utilities–5.41%
American Electric Power Co., Inc.	119,155	11,313,768
Duke Energy Corp.	379,905	39,126,416
Exelon Corp.	118,275	5,113,028
Southern Co.	486,364	34,731,253
Xcel Energy, Inc.	169,582	11,889,394
		102,173,859
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electrical Equipment–1.40%
Eaton Corp. PLC	168,699	$ 26,477,308
		26,477,308
Equity Real Estate Investment Trusts–1.25%
Prologis, Inc.	147,598	16,638,723
Public Storage	25,027	7,012,315
		23,651,038
Food Products–1.84%
Archer-Daniels-Midland Co.	74,960	6,960,036
Nestle SA	239,533	27,754,897
		34,714,933
Health Care Equipment & Supplies–3.72%
Abbott Laboratories	259,485	28,488,858
†Boston Scientific Corp.	481,757	22,290,897
Medtronic PLC	249,760	19,411,347
		70,191,102
Health Care Providers & Services–4.58%
Cigna Corp.	171,447	56,807,249
McKesson Corp.	78,894	29,594,717
		86,401,966
Hotels, Restaurants & Leisure–1.03%
Marriott International, Inc. Class A	129,977	19,352,275
		19,352,275
Household Products–1.34%
Kimberly-Clark Corp.	119,401	16,208,686
Reckitt Benckiser Group PLC	131,266	9,131,255
		25,339,941
Industrial Conglomerates–2.45%
Honeywell International, Inc.	215,625	46,208,437
		46,208,437
Insurance–10.78%
Aon PLC Class A	151,052	45,336,747
Chubb Ltd.	191,384	42,219,310
Marsh & McLennan Cos., Inc.	261,953	43,347,983
Progressive Corp.	337,992	43,840,942
Travelers Cos., Inc.	153,640	28,805,964
		203,550,946
IT Services–1.77%
Accenture PLC Class A	125,305	33,436,386
		33,436,386
Life Sciences Tools & Services–2.79%
Danaher Corp.	58,820	15,612,004
LVIP MFS Value Fund–5

LVIP MFS Value Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Life Sciences Tools & Services (continued)
Thermo Fisher Scientific, Inc.	67,378	$ 37,104,391
		52,716,395
Machinery–2.36%
Illinois Tool Works, Inc.	133,145	29,331,844
Otis Worldwide Corp.	75,867	5,941,145
PACCAR, Inc.	93,224	9,226,379
		44,499,368
Media–3.14%
†Charter Communications, Inc. Class A	53,878	18,270,030
Comcast Corp. Class A	1,175,242	41,098,213
		59,368,243
Multiline Retail–1.24%
Target Corp.	156,589	23,338,025
		23,338,025
Multi-Utilities–1.38%
Dominion Energy, Inc.	424,642	26,039,047
		26,039,047
Oil, Gas & Consumable Fuels–4.71%
ConocoPhillips	344,675	40,671,650
EOG Resources, Inc.	137,008	17,745,276
Pioneer Natural Resources Co.	133,712	30,538,484
		88,955,410
Pharmaceuticals–8.04%
Johnson & Johnson	333,475	58,908,359
Merck & Co., Inc.	334,367	37,098,019
Pfizer, Inc.	956,661	49,019,309
Roche Holding AG	21,734	6,828,234
		151,853,921
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Professional Services–1.19%
Equifax, Inc.	115,324	$ 22,414,373
		22,414,373
Road & Rail–2.36%
Canadian National Railway Co.	96,501	11,472,039
Union Pacific Corp.	159,411	33,009,236
		44,481,275
Semiconductors & Semiconductor Equipment–5.28%
Analog Devices, Inc.	85,672	14,052,778
KLA Corp.	60,636	22,861,591
NXP Semiconductors NV	116,534	18,415,868
Texas Instruments, Inc.	268,379	44,341,579
		99,671,816
Specialty Retail–1.92%
Lowe's Cos., Inc.	181,932	36,248,132
		36,248,132
Total Common Stock (Cost $1,034,182,420)		1,872,933,343

MONEY MARKET FUND–0.72%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 4.12%)	13,612,061	13,612,061
Total Money Market Fund (Cost $13,612,061)		13,612,061

TOTAL INVESTMENTS–99.94% (Cost $1,047,794,481)	1,886,545,404
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.06%	1,061,450
NET ASSETS APPLICABLE TO 37,167,055 SHARES OUTSTANDING–100.00%	$1,887,606,854
NET ASSET VALUE PER SHARE–LVIP MFS VALUE FUND STANDARD CLASS ($823,715,752 / 16,207,121 Shares)	$50.824
NET ASSET VALUE PER SHARE–LVIP MFS VALUE FUND SERVICE CLASS ($1,063,891,102 / 20,959,934 Shares)	$50.758
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$ 939,632,549
Distributable earnings/(accumulated loss)	947,974,305
TOTAL NET ASSETS	$1,887,606,854

LVIP MFS Value Fund–6

LVIP MFS Value Fund
Statement of Net Assets (continued)

† Non-income producing.
★ Includes $1,551,002 payable for fund shares redeemed, $92,144 other accrued expenses payable and $1,193,016 due to manager and affiliates as of December 31, 2022.

Summary of Abbreviations:
IT–Information Technology
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS Value Fund–7

LVIP MFS Value Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends	$ 44,920,876
Foreign taxes withheld	(235,419)
44,685,457
EXPENSES:
Management fees	11,614,697
Distribution fees-Service Class	2,765,306
Shareholder servicing fees	565,291
Accounting and administration expenses	370,417
Professional fees	68,970
Trustees’ fees and expenses	64,176
Reports and statements to shareholders	40,985
Custodian fees	15,192
Pricing fees	5,537
Consulting fees	4,122
Other	43,715
15,558,408
Less:
Management fees waived	(584,784)
Total operating expenses	14,973,624
NET INVESTMENT INCOME	29,711,833
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	122,719,039
Foreign currencies	(10,983)
Net realized gain	122,708,056
Net change in unrealized appreciation (depreciation) of:
Investments	(292,174,774)
Foreign currencies	(37,450)
Net change in unrealized appreciation (depreciation)	(292,212,224)
NET REALIZED AND UNREALIZED LOSS	(169,504,168)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(139,792,335)
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS Value Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 29,711,833	$ 25,445,309
Net realized gain	122,708,056	90,620,240
Net change in unrealized appreciation (depreciation)	(292,212,224)	343,897,911
Net increase (decrease) in net assets resulting from operations	(139,792,335)	459,963,460
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(50,157,876)	(27,372,067)
Service Class	(63,007,906)	(33,733,624)
	(113,165,782)	(61,105,691)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	105,040,721	135,258,684
Service Class	99,337,275	119,282,575
Reinvestment of dividends and distributions:
Standard Class	50,157,876	27,372,067
Service Class	63,007,906	33,733,624
	317,543,778	315,646,950
Cost of shares redeemed:
Standard Class	(185,249,852)	(115,444,483)
Service Class	(217,516,619)	(230,925,725)
	(402,766,471)	(346,370,208)
Decrease in net assets derived from capital share transactions	(85,222,693)	(30,723,258)
NET INCREASE (DECREASE) IN NET ASSETS	(338,180,810)	368,134,511
NET ASSETS:
Beginning of year	2,225,787,664	1,857,653,153
End of year	$1,887,606,854	$2,225,787,664
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS Value Fund–8

LVIP MFS Value Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP MFS Value Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 57.719	$ 47.407	$ 46.462	$ 36.798	$ 43.085
Income (loss) from investment operations:
Net investment income[1]	0.876	0.744	0.706	0.731	0.722
Net realized and unrealized gain (loss)	(4.561)	11.259	0.981	10.207	(4.818)
Total from investment operations	(3.685)	12.003	1.687	10.938	(4.096)
Less dividends and distributions from:
Net investment income	(0.951)	(0.758)	(0.735)	(0.744)	(0.733)
Net realized gain	(2.259)	(0.933)	(0.007)	(0.530)	(1.458)
Total dividends and distributions	(3.210)	(1.691)	(0.742)	(1.274)	(2.191)
Net asset value, end of period	$ 50.824	$ 57.719	$ 47.407	$ 46.462	$ 36.798
Total return[2]	(6.07%)	25.46%	3.66%	29.84%	(9.99%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$823,716	$962,574	$749,207	$670,397	$492,642
Ratio of expenses to average net assets	0.63%	0.65%	0.67%	0.67%	0.68%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.66%	0.65%	0.67%	0.67%	0.68%
Ratio of net investment income to average net assets	1.66%	1.38%	1.66%	1.70%	1.71%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.63%	1.38%	1.66%	1.70%	1.71%
Portfolio turnover	14%	9%	15%	12%	11%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS Value Fund–9

LVIP MFS Value Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP MFS Value Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 57.652	$ 47.359	$ 46.426	$ 36.778	$ 43.059
Income (loss) from investment operations:
Net investment income[1]	0.743	0.607	0.599	0.622	0.617
Net realized and unrealized gain (loss)	(4.560)	11.239	0.969	10.192	(4.813)
Total from investment operations	(3.817)	11.846	1.568	10.814	(4.196)
Less dividends and distributions from:
Net investment income	(0.818)	(0.620)	(0.628)	(0.636)	(0.627)
Net realized gain	(2.259)	(0.933)	(0.007)	(0.530)	(1.458)
Total dividends and distributions	(3.077)	(1.553)	(0.635)	(1.166)	(2.085)
Net asset value, end of period	$ 50.758	$ 57.652	$ 47.359	$ 46.426	$ 36.778
Total return[2]	(6.31%)	25.15%	3.40%	29.52%	(10.22%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 1,063,891	$ 1,263,214	$ 1,108,447	$ 1,070,132	$ 863,228
Ratio of expenses to average net assets	0.88%	0.90%	0.92%	0.92%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.91%	0.90%	0.92%	0.92%	0.93%
Ratio of net investment income to average net assets	1.41%	1.13%	1.41%	1.45%	1.46%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.38%	1.13%	1.41%	1.45%	1.46%
Portfolio turnover	14%	9%	15%	12%	11%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP MFS Value Fund–10

LVIP MFS Value Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP MFS Value Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Equity securities listed on a foreign exchange are generally valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sale price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign
LVIP MFS Value Fund–11

LVIP MFS Value Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2022.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $75 million of the Fund’s average daily net assets; 0.70% of the next $75 million; 0.65% of the next $50 million; 0.60% of the next $300 million; 0.5875% of the next $1 billion; and 0.5625% of the Fund’s average daily net assets in excess of $1.5 billion.   Effective January 1, 2022, LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.03% of the Fund’s average daily net assets.   The management fee, net of waivers, is calculated daily and paid monthly.
Massachusetts Financial Services Company (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$139,020
Legal	25,114
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $22,702 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets
LVIP MFS Value Fund–12

LVIP MFS Value Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$917,071
Distribution fees payable to LFD	229,008
Shareholder servicing fees payable to Lincoln Life	46,937
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$265,896,917
Sales	426,036,358
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$1,057,541,245
Aggregate unrealized appreciation of investments	$ 863,605,368
Aggregate unrealized depreciation of investments	(34,601,215)
Net unrealized appreciation of investments	$ 829,004,153
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$1,872,933,343	$—	$—	$1,872,933,343
Money Market Fund	13,612,061	—	—	13,612,061
Total Investments	$1,886,545,404	$—	$—	$1,886,545,404
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S.
LVIP MFS Value Fund–13

LVIP MFS Value Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$30,711,978	$32,170,154
Long-term capital gains	82,453,804	28,935,537
Total	$113,165,782	$61,105,691
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$118,970,151
Other temporary differences	1
Net unrealized appreciation	829,004,153
Distributable earnings/(accumulated loss)	$947,974,305
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
At December 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	2,008,371	2,524,651
Service Class	1,887,939	2,215,006
Shares reinvested:
Standard Class	1,028,318	489,993
Service Class	1,298,585	605,435
	6,223,213	5,835,085
Shares redeemed:
Standard Class	(3,506,466)	(2,141,445)
Service Class	(4,137,741)	(4,314,666)
	(7,644,207)	(6,456,111)
Net decrease	(1,420,994)	(621,026)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
LVIP MFS Value Fund–14

LVIP MFS Value Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP MFS Value Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP MFS Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP MFS Value Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP MFS Value Fund–16

LVIP MFS Value Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP MFS Value Fund–17

LVIP MFS Value Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented a partial advisory fee waiver through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Massachusetts Financial Services Company (“MFS”) on behalf of LVIP MFS Value Fund, the Board considered the nature, extent and quality of services to be provided by MFS under the subadvisory agreement. The Board reviewed the services provided by MFS, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and the investment approach of MFS. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP MFS Value Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Value funds category and the Russell 1000® Value Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one- and three-year periods, below the return of the Morningstar peer group median and above the return of the benchmark index for the five-year period and above the return of the Morningstar peer group median and the benchmark index for the ten-year period. The Board considered LIAC’s view that over the one-year time period, the sub-adviser’s preference for higher quality securities detracted from returns compared to the peer group and benchmark returns during market conditions when lower quality stocks outperformed. The Board concluded that the services provided by MFS were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, which contains breakpoints, as well as the fees charged to comparable clients managed by MFS. The Board considered that LIAC compensates MFS from its fees and that the subadvisory fee schedule was negotiated between LIAC and MFS, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding MFS’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by MFS as to any additional benefits it receives and noted MFS’s statements that it could potentially realize a benefit from the relationship with the Fund by being awarded future or increased mandates and that research services obtained in connection with trading client assets may benefit MFS and other clients.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP MFS Value Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP MFS Value Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP MFS Value Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP MFS Value Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP MFS Value Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP MFS Value Fund–23

LVIP Mondrian International Value Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Mondrian International Value Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Mondrian International Value Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Mondrian Investment Partners Limited
The Fund returned (10.76%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the MSCI EAFE Index (net dividends)1, returned (14.45%).
International equity markets sharply declined in 2022 as central banks across the globe tightened monetary policy in response to rising inflation, which contributed to growing risks of a recession. Russia’s invasion of Ukraine prompted sanctions, disruptions to supply chains, and further inflationary pressure from commodity prices, which supported the energy sector. The information technology (IT) sector lagged as high valuation multiples compressed amid a higher interest rate environment. Depreciation of most major international currencies held back U.S. dollar returns. In particular, the Japanese yen weakened significantly against the U.S. dollar as the Bank of Japan maintained their dovish monetary policy.
In a weak twelve months for equity markets, Fund returns exceeded the benchmark index.
The overweight position in the relatively strong UK equity market and the underweight position in the weak Dutch equity market added to relative returns. The Netherlands was one of the weakest performers due to its high IT exposure which weighed on returns. In contrast, the UK was supported by high exposure to the strong energy sector.
Strong stock selection in Singapore was driven by United Overseas Bank, which performed well as the Singaporean central bank tightened monetary policy amid higher inflation. Strong stock selection in Japan was driven by Takeda Pharmaceutical, which posted strong results helped by strong volume growth in their core inflammatory bowel disease drug, Entyvio. This was only partially offset by stock selection in the Netherlands where Philips, the health care technology company, was weak as supply chain challenges exerted greater than expected pressure on revenues and profit margins. The company was also weighed down by a product recall and associated litigation in their Sleep business.
The overweight position in the strong energy sector added to relative returns. The energy sector was the standout performer, rising 28%, as gas prices rose sharply and oil prices rallied to their highest level since 2008 due to growing demand, continued supply discipline from OPEC+, and the isolation of Russia from the West.
Stock selection within sectors also added to relative returns, led by strong stock selection in the industrials, IT and financials sectors.
The positive impact of the overweight position in the pegged Hong Kong dollar was more than offset by the underweight position in the relatively strong Swiss franc and the overweight position in the weak British pound.
Portfolio Managers:
Mondrian Investment Partners Limited:	Elizabeth A. Desmond
Nigel A. Bliss
Alex Simcox
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Mondrian International Value Fund Standard Class shares on 12/31/12. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,242. For comparison, look at how the MSCI EAFE Index (net dividends) did over the same period. The same $10,000 investment would have increased to $15,787. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 10.76%
Five Years	- 0.25%
Ten Years	+ 3.60%
Service Class Shares
One Year	- 10.98%
Five Years	- 0.50%
Ten Years	+ 3.34%

LVIP Mondrian International Value Fund–1

LVIP Mondrian International Value Fund
2022 Annual Report Commentary (unaudited) (continued)
1. The MSCI EAFE Index (net dividends) is a free float-adjusted market capitalization Index that is designed to measure the equity market performance of developed markets (Europe, Australia, and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
LVIP Mondrian International Value Fund–2

LVIP Mondrian International Value Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,000.10	0.76%	$3.83
Service Class Shares	1,000.00	998.80	1.01%	5.09
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.40	0.76%	$3.87
Service Class Shares	1,000.00	1,020.20	1.01%	5.14

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Mondrian International Value Fund–3

LVIP Mondrian International Value Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2022
Security Type/Country	Percentage of Net Assets
Common Stock	99.62%
Australia	1.27%
Britain	0.41%
France	8.40%
Germany	7.51%
Hong Kong	6.10%
Italy	7.47%
Japan	28.70%
Netherlands	2.40%
Singapore	4.80%
Spain	3.10%
Sweden	1.32%
Switzerland	3.10%
Taiwan	0.79%
United Kingdom	24.25%
Money Market Fund	0.02%
Total Investments	99.64%
Receivables and Other Assets Net of Liabilities	0.36%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	1.08%
Auto Components	1.47%
Automobiles	2.50%
Banks	9.55%
Beverages	0.18%
Building Products	1.52%
Chemicals	1.51%
Commercial Services & Supplies	1.15%
Construction & Engineering	1.44%
Construction Materials	1.74%
Diversified Telecommunication Services	4.95%
Electric Utilities	5.71%
Electrical Equipment	1.68%
Electronic Equipment, Instruments & Components	1.83%
Food & Staples Retailing	2.13%
Food Products	3.45%
Gas Utilities	2.66%
Health Care Equipment & Supplies	2.40%
Household Durables	4.75%
Industrial Conglomerates	6.02%
Insurance	4.44%
IT Services	2.78%
Sector	Percentage of Net Assets
Machinery	1.69%
Media	2.61%
Metals & Mining	0.36%
Oil, Gas & Consumable Fuels	7.12%
Personal Products	0.64%
Pharmaceuticals	12.11%
Road & Rail	1.27%
Semiconductors & Semiconductor Equipment	0.79%
Specialty Retail	1.97%
Technology Hardware, Storage & Peripherals	1.71%
Textiles, Apparel & Luxury Goods	1.26%
Tobacco	2.74%
Trading Companies & Distributors	0.41%
Total	99.62%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
United Overseas Bank Ltd.	3.50%
Takeda Pharmaceutical Co. Ltd.	3.33%
Enel SpA	3.26%
Banco Santander SA	3.10%
Sanofi	3.10%
Novartis AG	3.10%
CK Hutchison Holdings Ltd.	3.07%
Sony Group Corp.	2.98%
Lloyds Banking Group PLC	2.95%
BP PLC	2.91%
Total	31.30%

IT–Information Technology
LVIP Mondrian International Value Fund–4

LVIP Mondrian International Value Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.62%
Australia–1.27%
Aurizon Holdings Ltd.	4,178,390	$ 10,611,318
		10,611,318
Britain–0.41%
Travis Perkins PLC	319,646	3,436,962
		3,436,962
France–8.40%
Bouygues SA	399,985	12,005,711
Cie de Saint-Gobain	258,807	12,646,868
Dassault Aviation SA	53,248	9,017,288
Kering SA	20,614	10,492,500
Sanofi	269,204	25,889,129
		70,051,496
Germany–7.51%
Allianz SE	108,138	23,255,434
Continental AG	204,613	12,261,181
Evonik Industries AG	658,738	12,646,789
HeidelbergCement AG	254,184	14,497,016
		62,660,420
Hong Kong–6.10%
CK Hutchison Holdings Ltd.	4,272,500	25,644,470
Jardine Matheson Holdings Ltd.	235,500	11,986,950
WH Group Ltd.	22,773,862	13,246,300
		50,877,720
Italy–7.47%
Enel SpA	5,046,183	27,170,471
Eni SpA	910,299	12,946,265
Snam SpA	4,576,568	22,177,705
		62,294,441
Japan–28.70%
Coca-Cola Bottlers Japan Holdings, Inc.	138,000	1,511,018
FUJIFILM Holdings Corp.	283,500	14,311,090
Fujitsu Ltd.	172,800	23,193,173
Hitachi Ltd.	247,500	12,618,276
Honda Motor Co. Ltd.	901,200	20,820,164
Kao Corp.	133,200	5,333,481
Kyocera Corp.	305,800	15,266,699
MINEBEA MITSUMI, Inc.	63,300	950,657
Mitsubishi Electric Corp.	1,404,200	14,053,769
Nippon Telegraph & Telephone Corp.	676,900	19,403,366
Otsuka Holdings Co. Ltd.	155,200	5,090,948
Secom Co. Ltd.	166,400	9,563,816
Sekisui Chemical Co. Ltd.	1,047,800	14,730,197
Sony Group Corp.	325,500	24,888,696
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Japan (continued)
Sumitomo Metal Mining Co. Ltd.	83,900	$ 2,986,109
Takeda Pharmaceutical Co. Ltd.	886,600	27,772,117
Tokio Marine Holdings, Inc.	637,900	13,743,236
Toyota Industries Corp.	239,000	13,184,700
		239,421,512
Netherlands–2.40%
Koninklijke Philips NV	1,334,861	20,010,334
		20,010,334
Singapore–4.80%
Singapore Telecommunications Ltd.	5,640,000	10,821,861
United Overseas Bank Ltd.	1,273,281	29,184,505
		40,006,366
Spain–3.10%
Banco Santander SA	8,632,457	25,896,807
		25,896,807
Sweden–1.32%
Telia Co. AB	4,300,725	10,987,923
		10,987,923
Switzerland–3.10%
Novartis AG	286,107	25,864,580
		25,864,580
Taiwan–0.79%
Taiwan Semiconductor Manufacturing Co. Ltd.	451,000	6,581,103
		6,581,103
United Kingdom–24.25%
Associated British Foods PLC	815,919	15,545,748
BP PLC	4,233,309	24,304,714
GSK PLC	945,946	16,440,415
Imperial Brands PLC	912,452	22,845,386
Kingfisher PLC	5,753,775	16,423,180
Lloyds Banking Group PLC	44,826,561	24,609,076
Shell PLC	789,455	22,199,616
SSE PLC	986,088	20,409,286
Tesco PLC	6,547,977	17,748,070
WPP PLC	2,194,082	21,756,097
		202,281,588
Total Common Stock (Cost $811,946,927)		830,982,570

LVIP Mondrian International Value Fund–5

LVIP Mondrian International Value Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–0.02%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 4.12%)	209,283	$ 209,283
Total Money Market Fund (Cost $209,283)		209,283

TOTAL INVESTMENTS–99.64% (Cost $812,156,210)	831,191,853
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.36%	2,968,079
NET ASSETS APPLICABLE TO 58,456,966 SHARES OUTSTANDING–100.00%	$834,159,932
NET ASSET VALUE PER SHARE–LVIP MONDRIAN INTERNATIONAL VALUE FUND STANDARD CLASS ($588,376,989 / 41,223,138 Shares)	$14.273
NET ASSET VALUE PER SHARE–LVIP MONDRIAN INTERNATIONAL VALUE FUND SERVICE CLASS ($245,782,943 / 17,233,828 Shares)	$14.262
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$875,246,224
Distributable earnings/(accumulated loss)	(41,086,292)
TOTAL NET ASSETS	$834,159,932

★ Includes $633,214 payable for fund shares redeemed, $81,915 other accrued expenses payable and $569,091 due to manager and affiliates as of December 31, 2022.
See accompanying notes, which are an integral part of the financial statements.
LVIP Mondrian International Value Fund–6

LVIP Mondrian International Value Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends	$ 34,929,931
Foreign taxes withheld	(2,565,304)
32,364,627
EXPENSES:
Management fees	6,200,009
Distribution fees-Service Class	643,230
Shareholder servicing fees	256,167
Accounting and administration expenses	181,170
Professional fees	77,895
Custodian fees	64,333
Trustees’ fees and expenses	29,145
Reports and statements to shareholders	26,428
Pricing fees	6,726
Consulting fees	3,234
Other	29,629
7,517,966
Less:
Management fees waived	(132,300)
Total operating expenses	7,385,666
NET INVESTMENT INCOME	24,978,961
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(15,933,175)
Foreign currencies	(414,812)
Foreign currency exchange contracts	2,946
Net realized loss	(16,345,041)
Net change in unrealized appreciation (depreciation) of:
Investments	(112,043,264)
Foreign currencies	(140,471)
Net change in unrealized appreciation (depreciation)	(112,183,735)
NET REALIZED AND UNREALIZED LOSS	(128,528,776)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(103,549,815)
See accompanying notes, which are an integral part of the financial statements.
LVIP Mondrian International Value Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 24,978,961	$ 26,647,486
Net realized gain (loss)	(16,345,041)	30,963,906
Net change in unrealized appreciation (depreciation)	(112,183,735)	45,031,815
Net increase (decrease) in net assets resulting from operations	(103,549,815)	102,643,207
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(17,450,078)	(24,369,127)
Service Class	(6,619,369)	(9,174,654)
	(24,069,447)	(33,543,781)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	82,223,061	90,332,383
Service Class	43,390,585	24,323,711
Reinvestment of dividends and distributions:
Standard Class	17,450,078	24,369,127
Service Class	6,619,369	9,174,654
	149,683,093	148,199,875
Cost of shares redeemed:
Standard Class	(138,784,324)	(98,966,219)
Service Class	(56,747,636)	(55,094,623)
	(195,531,960)	(154,060,842)
Decrease in net assets derived from capital share transactions	(45,848,867)	(5,860,967)
NET INCREASE (DECREASE) IN NET ASSETS	(173,468,129)	63,238,459
NET ASSETS:
Beginning of year	1,007,628,061	944,389,602
End of year	$ 834,159,932	$1,007,628,061
See accompanying notes, which are an integral part of the financial statements.
LVIP Mondrian International Value Fund–7

LVIP Mondrian International Value Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Mondrian International Value Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 16.478	$ 15.341	$ 16.962	$ 15.218	$ 18.031
Income (loss) from investment operations:
Net investment income[1]	0.435	0.466	0.340	0.550	0.544
Net realized and unrealized gain (loss)	(2.215)	1.249	(1.243)	2.174	(2.578)
Total from investment operations	(1.780)	1.715	(0.903)	2.724	(2.034)
Less dividends and distributions from:
Net investment income	(0.425)	(0.578)	(0.343)	(0.624)	(0.558)
Net realized gain	—	—	(0.375)	(0.356)	(0.221)
Total dividends and distributions	(0.425)	(0.578)	(0.718)	(0.980)	(0.779)
Net asset value, end of period	$ 14.273	$ 16.478	$ 15.341	$ 16.962	$ 15.218
Total return[2]	(10.76%)	11.26%	(4.97%)	18.17%	(11.42%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 588,377	$718,353	$655,155	$768,883	$ 726,792
Ratio of expenses to average net assets	0.76%	0.75%	0.78%	0.76%	0.76%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.78%	0.76%	0.78%	0.76%	0.76%
Ratio of net investment income to average net assets	2.90%	2.78%	2.40%	3.35%	3.08%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.88%	2.77%	2.40%	3.35%	3.08%
Portfolio turnover	23%	22%	22%	20%	19%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Mondrian International Value Fund–8

LVIP Mondrian International Value Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Mondrian International Value Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 16.465	$ 15.327	$ 16.953	$ 15.212	$ 18.021
Income (loss) from investment operations:
Net investment income[1]	0.397	0.423	0.304	0.508	0.499
Net realized and unrealized gain (loss)	(2.213)	1.250	(1.247)	2.172	(2.574)
Total from investment operations	(1.816)	1.673	(0.943)	2.680	(2.075)
Less dividends and distributions from:
Net investment income	(0.387)	(0.535)	(0.308)	(0.583)	(0.513)
Net realized gain	—	—	(0.375)	(0.356)	(0.221)
Total dividends and distributions	(0.387)	(0.535)	(0.683)	(0.939)	(0.734)
Net asset value, end of period	$ 14.262	$ 16.465	$ 15.327	$ 16.953	$ 15.212
Total return[2]	(10.98%)	10.99%	(5.21%)	17.88%	(11.64%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 245,783	$289,275	$289,235	$295,266	$ 267,822
Ratio of expenses to average net assets	1.01%	1.00%	1.03%	1.01%	1.01%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.03%	1.01%	1.03%	1.01%	1.01%
Ratio of net investment income to average net assets	2.65%	2.53%	2.15%	3.10%	2.83%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.63%	2.52%	2.15%	3.10%	2.83%
Portfolio turnover	23%	22%	22%	20%	19%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Mondrian International Value Fund–9

LVIP Mondrian International Value Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Mondrian International Value Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation as measured by the change in the value of Fund shares over a period of three years or longer.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign
LVIP Mondrian International Value Fund–10

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2022, the value and cost of foreign currency held by the LVIP Mondrian International Value Fund is $599,476 and $597,505 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2022.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.90% of the first $200 million of the Fund’s average daily net assets; 0.75% of the next $200 million; and 0.60% of the Fund’s average daily net assets in excess of $400 million.   LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.015% on the first $1 billion of the Fund’s average daily net assets and 0.01% of the Fund’s average daily net assets in excess of $1 billion.
 The agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
Mondrian Investment Partners Ltd. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$63,087
Legal	11,342
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP Mondrian International Value Fund–11

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $16,881 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$495,373
Distribution fees payable to LFD	52,950
Shareholder servicing fees payable to Lincoln Life	20,768
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$205,021,278
Sales	248,795,701
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$ 845,008,574
Aggregate unrealized appreciation of investments	$ 93,416,306
Aggregate unrealized depreciation of investments	(107,341,151)
Net unrealized depreciation of investments	$ (13,924,845)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Mondrian International Value Fund–12

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Australia	$ 10,611,318	$—	$—	$ 10,611,318
Britain	3,436,962	—	—	3,436,962
France	70,051,496	—	—	70,051,496
Germany	62,660,420	—	—	62,660,420
Hong Kong	50,877,720	—	—	50,877,720
Italy	62,294,441	—	—	62,294,441
Japan	239,421,512	—	—	239,421,512
Netherlands	20,010,334	—	—	20,010,334
Singapore	40,006,366	—	—	40,006,366
Spain	25,896,807	—	—	25,896,807
Sweden	10,987,923	—	—	10,987,923
Switzerland	25,864,580	—	—	25,864,580
Taiwan	6,581,103	—	—	6,581,103
United Kingdom	202,281,588	—	—	202,281,588
Money Market Fund	209,283	—	—	209,283
Total Investments	$831,191,853	$—	$—	$831,191,853
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$24,069,447	$33,543,781
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 398,669
Capital loss carryforward	(27,560,116)
Net unrealized depreciation	(13,924,845)
Distributable earnings/(accumulated loss)	$(41,086,292)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2022, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$164,687	$27,395,429	$27,560,116
In 2022, the Fund utilized $979,788 of capital loss carryforwards.
LVIP Mondrian International Value Fund–13

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	5,396,066	5,307,169
Service Class	2,905,618	1,449,458
Shares reinvested:
Standard Class	1,237,381	1,503,474
Service Class	470,967	565,682
	10,010,032	8,825,783
Shares redeemed:
Standard Class	(9,004,263)	(5,923,607)
Service Class	(3,711,739)	(3,316,779)
	(12,716,002)	(9,240,386)
Net decrease	(2,705,970)	(414,603)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2022, the Fund entered into foreign currency exchange contracts facilitate or expedite the settlement of portfolio transactions.
LVIP Mondrian International Value Fund–14

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$2,946	$—
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$1,279	$—
9. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
LVIP Mondrian International Value Fund–15

LVIP Mondrian International Value Fund
Notes to Financial Statements (continued)
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Mondrian International Value Fund–16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Mondrian International Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Mondrian International Value Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP Mondrian International Value Fund–17

LVIP Mondrian International Value Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Mondrian International Value Fund–18

LVIP Mondrian International Value Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Mondrian Investment Partners Limited (“Mondrian”) on behalf of the LVIP Mondrian International Value Fund, the Board considered the nature, extent and quality of services provided by Mondrian under the subadvisory agreement. The Board considered the services provided by Mondrian, the backgrounds of the portfolio managers and Mondrian’s investment decision-making approach. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Mondrian International Value Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Large Value funds category and the MSCI EAFE NR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-year period, below the return of the Morningstar peer group median and the benchmark index for the three-year period and above the return of the Morningstar peer group median and below the return of the benchmark index for the five- and ten-year periods. The Board determined that the services provided by Mondrian were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, which includes breakpoints, and the contractual fee rates charged to other accounts with an investment strategy similar to the Fund’s advised by Mondrian. The Board considered that Mondrian had agreed to a reduced subadvisory fee effective July 2021, that LIAC compensates Mondrian from its fees and that the subadvisory fee schedule was negotiated between LIAC and Mondrian, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information provided by Mondrian regarding Mondrian’s estimated profitability in providing subadvisory services to the Fund. The Board reviewed materials provided by Mondrian as to any additional benefits it receives and noted that none were identified.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Mondrian International Value Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP Mondrian International Value Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP Mondrian International Value Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP Mondrian International Value Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP Mondrian International Value Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Mondrian International Value Fund–24

LVIP Multi-Manager Global Equity Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Multi-Manager Global Equity Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Multi-Manager Global Equity Managed Volatility Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Schroder Investment Management
North America Inc.
The Fund returned (17.93)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its composite benchmark, the LVIP Multi-Manager Global Equity Composite1, returned (17.26)% and its broad-based benchmark index, the S&P 500® Index2, returned (18.11)%.
2022 was a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates, and negative returns for most asset classes.
There was a worldwide inflation surge from mid-2021 to 2022, driven by a rapid recovery of consumer demand amid widespread supply shortages. The effects of the Covid-19 pandemic continued to ease but still contributed to disruptions in global supply chains. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced persistent and structural increases climbing to levels not seen in four decades, with similarly high readings in most other countries. Furthermore, the abrupt Russian invasion of Ukraine exacerbated economic disruptions and supply shortages that added to inflationary pressures and market volatility.
In order to combat high inflation, the U.S. Federal Reserve (“Fed”), along with other major central banks, had to take drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near-zero rate, the Fed hiked the Fed Funds rate by 4.25% in 2022, which was the fastest pace of rate hikes ever. Out of the five times rates hiked 75bps in the past 30 years, four took place in 2022.  Moreover, these rate hikes coincided with a reversal from quantitative easing to a period of quantitative tightening, which involved the Fed shrinking its $9 trillion balance sheet and reducing market liquidity. As a result, U.S. Treasury yields reversed their long-past-four-decade decline. The 10-year U.S. treasury yield rose sharply from 1.51% at the end of 2021 to 3.88% as of December 31, 2022. The yield spread between the 2-year and 10-year U.S. Treasury also closed the year at –55bps, marking the largest inversion seen since 1981. These dynamics resulted in U.S. fixed-income markets suffering the worst year in history. In 2022, for the first time ever, both the Bloomberg U.S. Aggregate Bond Index3 and the Bloomberg U.S. Treasury Index4 posted double digit negative returns of 13.1% (-13.1%) and 12.5% (-12.5%), respectively, which were the worst yearly returns since the inception of those indices in the 1970s. However, despite much higher yields, credit spreads were generally resilient, especially in the second half of the year on the strength of healthy corporate fundamentals.
After rising for three consecutive years, from the beginning of 2019 to year-end 2021, the S&P 500® Index (total return) doubled and Nasdaq® Composite Index5 more than doubled. This remarkable bull market came to an end in 2022. While earnings growth was positive during the first three quarters of the year, financial conditions continued to tighten and equity market volatility, as indicated by the CBOE Volatility Index6, stayed elevated throughout the year. Sharply rising interest rates diminished the equity risk premium and compressed price multiples. During 2022, domestic equity markets entered the longest and one of the worst bear markets since the Global Financial Crisis of 2008. The S&P 500®Index (total return) returned (18.1%), and the Nasdaq®Composite Index returned (32.4%). Wide dispersion in performance across investment styles and geographies continued throughout 2022. Value-oriented equities, known for their more defensive characteristics, outperformed growth-oriented equities across all market capitalizations.  Within the U.S., mega cap equities suffered the worst declines, followed by more economically sensitive small cap equities.  Developed international equity markets fared slightly better, outperforming domestic equity markets.  However, emerging market equities lagged all other geographies partly fueled by a slowdown in economic activity, highlighted by China’s zero-Covid policy that persisted through much of 2022.
This Fund utilizes a volatility management overlay and invests in global equities.  The Fund has exposure to both growth and value factors through allocations to multiple strategies.  During the calendar year 2022, overweight allocations to U.S. equities generally detracted from benchmark relative returns. Despite a difficult market environment with high equity and cross-asset volatility and repeated V-shaped markets, the risk management overlay of the Fund not only reduced Fund volatility meaningfully, but also had a neutral impact on relative performance in 2022.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Michael Hoppe
Alex Zeng
Schroder Investment Management
North America Inc.:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Multi-Manager Global Equity Managed Volatility Fund–1

LVIP Multi-Manager Global Equity Managed Volatility Fund
2022 Annual Report Commentary (unaudited) (continued)
LVIP Multi-Manager Global Equity Managed Volatility Fund
Growth of $10,000 invested 5/1/14 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Multi-Manager Global Equity Managed Volatility Fund shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,376 for the Standard Class shares and to $13,946 for the Service Class shares. For comparison, look at how the LVIP Multi-Manager Global Equity Composite and S&P 500® Index did from 5/1/14 through 12/31/22. The same $10,000 investment would have increased to $19,068 and $24,050, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 17.93%
Five Years	+ 3.84%
Inception (5/1/14)	+ 4.27%
Service Class Shares
One Year	- 18.22%
Five Years	+ 3.48%
Inception (5/1/14)	+ 3.91%
1.The LVIP Multi-Manager Global Equity Composite is an unmanaged index compiled by Lincoln Investment Advisors Corporation (“LIAC”), the Fund’s advisor. The LVIP Multi-Manager Global Equity Composite is constructed as follows: 60% S&P 500® Index, 28% MSCI EAFE® NR Index , 6% MSCI Emerging Market NR Index, and 6% Russell 2000® Index.
2.The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
3.The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
4.The Bloomberg US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The US Treasury Index is a component of the US Aggregate, US Universal, Global Aggregate and Global Treasury Indices. The US Treasury Index has history back to January 1, 1973.
5.The Nasdaq® Composite index is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces the order of magnitude of the result.
6.The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.

LVIP Multi-Manager Global Equity Managed Volatility Fund–2

LVIP Multi-Manager Global Equity Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,042.70	0.21%	$1.08
Service Class Shares	1,000.00	1,040.90	0.56%	2.88
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.10	0.21%	$1.07
Service Class Shares	1,000.00	1,022.40	0.56%	2.85

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Multi-Manager Global Equity Managed Volatility Fund–3

LVIP Multi-Manager Global Equity Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	95.05%
Investment Companies	95.05%
Equity Fund	37.45%
International Equity Funds	57.60%
Unaffiliated Investment	4.93%
Investment Company	4.93%
Money Market Fund	4.93%
Total Investments	99.98%
Receivables and Other Assets Net of Liabilities	0.02%
Total Net Assets	100.00%
LVIP Multi-Manager Global Equity Managed Volatility Fund–4

LVIP Multi-Manager Global Equity Managed Volatility Fund
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–95.05%
INVESTMENT COMPANIES–95.05%
Equity Fund–37.45%
✧✧Lincoln Variable Insurance Products Trust– LVIP Dimensional U.S. Core Equity 2 Fund	2,304,769	$ 38,155,451
		38,155,451
International Equity Funds–57.60%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Dimensional International Core Equity Fund	941,832	10,047,463
LVIP Loomis Sayles Global Growth Fund	3,366,210	38,401,725
LVIP SSGA Developed International 150 Fund	1,451,880	10,244,463
		58,693,651
Total Affiliated Investments (Cost $86,792,979)		96,849,102

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT–4.93%
INVESTMENT COMPANY–4.93%
Money Market Fund–4.93%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	5,024,615	$ 5,024,615
Total Unaffiliated Investment (Cost $5,024,615)		5,024,615

TOTAL INVESTMENTS–99.98% (Cost $91,817,594)	101,873,717
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.02%	21,928
NET ASSETS APPLICABLE TO 9,142,466 SHARES OUTSTANDING–100.00%	$101,895,645

✧✧ Standard Class shares.

The following futures contracts were outstanding at December 31, 2022:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
1	British Pound	$ 75,525	$ 76,092	3/13/23	$ —	$ (567)
1	Euro	134,425	133,584	3/13/23	841	—
1	Japanese Yen	96,337	95,340	3/13/23	997	—
					1,838	(567)
Equity Contracts:
2	E-mini MSCI Emerging Markets Index	95,940	96,548	3/17/23	—	(608)
2	E-mini Russell 2000 Index	177,090	177,980	3/17/23	—	(890)
4	E-mini S&P 500 Index	772,200	771,220	3/17/23	980	—
1	E-mini S&P MidCap 400 Index	244,260	243,953	3/17/23	307	—
4	Euro STOXX 50 Index	162,066	163,927	3/17/23	—	(1,861)
1	FTSE 100 Index	90,260	91,124	3/17/23	—	(864)
1	Nikkei 225 Index (OSE)	198,720	202,228	3/9/23	—	(3,508)
					1,287	(7,731)
Total Futures Contracts					$3,125	$(8,298)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.
LVIP Multi-Manager Global Equity Managed Volatility Fund–5

LVIP Multi-Manager Global Equity Managed Volatility Fund
Schedule of Investments (continued)
[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund–6

LVIP Multi-Manager Global Equity Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2022
ASSETS:
Affiliated investments, at value	$ 96,849,102
Unaffiliated investments, at value	5,024,615
Cash collateral held at broker for futures contracts	120,750
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	16,888
Dividends and interest receivable	16,815
Receivable for securities sold	7,418
Prepaid expenses	419
TOTAL ASSETS	102,036,007
LIABILITIES:
Due to manager and affiliates	53,684
Payable for fund shares redeemed	32,660
Payable for audit fee	27,435
Payable for fund accounting fee	13,536
Other accrued expenses payable	6,636
Variation margin due to broker on futures contracts	6,411
TOTAL LIABILITIES	140,362
TOTAL NET ASSETS	$101,895,645
Affiliated investments, at cost	$ 86,792,979
Unaffiliated investments, at cost	5,024,615
Standard Class:
Net Assets	$ 3,189,140
Shares Outstanding	285,767
Net Asset Value Per Share	$ 11.160
Service Class:
Net Assets	$ 98,706,505
Shares Outstanding	8,856,699
Net Asset Value Per Share	$ 11.145
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$ 94,604,744
Distributable earnings/(accumulated loss)	7,290,901
TOTAL NET ASSETS	$101,895,645
See accompanying notes, which are an integral part of the financial statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund–7

LVIP Multi-Manager Global Equity Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends from affiliated investments	$ 1,786,564
Dividends from unaffiliated investments	80,577
1,867,141
EXPENSES:
Distribution fees-Service Class	371,552
Management fees	273,658
Accounting and administration expenses	70,725
Professional fees	34,073
Shareholder servicing fees	31,744
Custodian fees	7,351
Reports and statements to shareholders	4,345
Trustees’ fees and expenses	3,641
Consulting fees	3,407
Pricing fees	777
Other	4,057
805,330
Less:
Management fees waived	(10,946)
Expenses reimbursed	(192,960)
Total operating expenses	601,424
NET INVESTMENT INCOME	1,265,717
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(1,488,594)
Distributions from affiliated investment companies	4,323,419
Foreign currencies	2,413
Futures contracts	(1,048,385)
Net realized gain	1,788,853
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(26,487,093)
Foreign currencies	(228)
Futures contracts	(118,348)
Net change in unrealized appreciation (depreciation)	(26,605,669)
NET REALIZED AND UNREALIZED LOSS	(24,816,816)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(23,551,099)
See accompanying notes, which are an integral part of the financial statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 1,265,717	$ 687,014
Net realized gain	1,788,853	2,064,713
Net change in unrealized appreciation (depreciation)	(26,605,669)	14,256,610
Net increase (decrease) in net assets resulting from operations	(23,551,099)	17,008,337
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(67,301)	(68,367)
Service Class	(1,714,417)	(1,853,166)
Return of capital:
Standard Class	(7,555)	—
Service Class	(242,661)	—
	(2,031,934)	(1,921,533)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	93,787	926,862
Service Class	7,608,246	25,568,758
Reinvestment of dividends and distributions:
Standard Class	74,856	68,367
Service Class	1,957,078	1,853,166
	9,733,967	28,417,153
Cost of shares redeemed:
Standard Class	(65,355)	(824,785)
Service Class	(13,148,372)	(15,664,545)
	(13,213,727)	(16,489,330)
Increase (decrease) in net assets derived from capital share transactions	(3,479,760)	11,927,823
NET INCREASE (DECREASE) IN NET ASSETS	(29,062,793)	27,014,627
NET ASSETS:
Beginning of year	130,958,438	103,943,811
End of year	$101,895,645	$130,958,438
See accompanying notes, which are an integral part of the financial statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund–8

LVIP Multi-Manager Global Equity Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Multi-Manager Global Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20 [1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 13.930	$ 12.236	$ 10.826	$ 9.175	$ 11.106
Income (loss) from investment operations:
Net investment income[2]	0.178	0.121	0.097	0.101	0.116
Net realized and unrealized gain (loss)	(2.679)	1.824	1.568	1.706	(1.027)
Total from investment operations	(2.501)	1.945	1.665	1.807	(0.911)
Less dividends and distributions from:
Net investment income	(0.177)	(0.251)	(0.255)	(0.077)	(0.109)
Net realized gain	(0.065)	—	—	(0.079)	(0.911)
Return of capital	(0.027)	—	—	—	—
Total dividends and distributions	(0.269)	(0.251)	(0.255)	(0.156)	(1.020)
Net asset value, end of period	$ 11.160	$ 13.930	$ 12.236	$ 10.826	$ 9.175
Total return[3]	(17.93%)	15.90%	15.47%	19.77%	(8.22%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 3,189	$ 3,850	$ 3,236	$ 2,859	$ 2,329
Ratio of expenses to average net assets[4]	0.21%	0.21%	0.21%	0.22%	0.26%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.40%	0.38%	0.43%	0.42%	0.40%
Ratio of net investment income to average net assets	1.50%	0.89%	0.93%	1.00%	1.04%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.31%	0.72%	0.71%	0.80%	0.90%
Portfolio turnover	18%	12%	17%	13%	103%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund–9

LVIP Multi-Manager Global Equity Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Multi-Manager Global Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20 [1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 13.907	$ 12.219	$ 10.818	$ 9.170	$ 11.103
Income (loss) from investment operations:
Net investment income[2]	0.136	0.073	0.060	0.065	0.077
Net realized and unrealized gain (loss)	(2.672)	1.820	1.561	1.703	(1.024)
Total from investment operations	(2.536)	1.893	1.621	1.768	(0.947)
Less dividends and distributions from:
Net investment income	(0.134)	(0.205)	(0.220)	(0.041)	(0.075)
Net realized gain	(0.065)	—	—	(0.079)	(0.911)
Return of capital	(0.027)	—	—	—	—
Total dividends and distributions	(0.226)	(0.205)	(0.220)	(0.120)	(0.986)
Net asset value, end of period	$ 11.145	$ 13.907	$ 12.219	$ 10.818	$ 9.170
Total return[3]	(18.22%)	15.49%	15.07%	19.35%	(8.55%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 98,707	$127,109	$100,707	$ 82,078	$ 71,417
Ratio of expenses to average net assets[4]	0.56%	0.56%	0.56%	0.57%	0.61%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.75%	0.73%	0.78%	0.77%	0.75%
Ratio of net investment income to average net assets	1.15%	0.54%	0.58%	0.65%	0.69%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.96%	0.37%	0.36%	0.45%	0.55%
Portfolio turnover	18%	12%	17%	13%	103%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund–10

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Multi-Manager Global Equity Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or unaffiliated managers (collectively, the “Underlying Funds”). The Fund is advised by LIAC. The Underlying Funds invest in U.S. and foreign stocks. In addition to investment companies, the Fund may invest in individual securities, such as money market securities, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek long-term growth of capital.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation – The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities
LVIP Multi-Manager Global Equity Managed Volatility Fund–11

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.01% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
 The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.21% of average daily net assets for the Standard Class and 0.56% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue at least through April 30, 2023 and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2022, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2023	2024	2025	Total
LIAC	$ 177,620	$ 196,055	$ 192,960	$ 566,635
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$7,822
Legal	1,400
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $1,087 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP Multi-Manager Global Equity Managed Volatility Fund–12

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2022, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$16,888
Management fees payable to LIAC	21,187
Distribution fees payable to LFD	29,937
Shareholder servicing fees payable to Lincoln Life	2,560
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2022, were as follows:
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-95.05%@
Equity Fund-37.45%@
✧✧LVIP Dimensional U.S. Core Equity 2 Fund	$ 51,040,474	$ 4,419,437	$ 8,007,455	$ 564,575	$ (9,861,580)	$38,155,451	2,304,769	$ 482,053	$1,874,003
International Equity Funds-57.60%@
✧✧LVIP Dimensional International Core Equity Fund	12,613,215	1,500,000	2,096,038	(140,015)	(1,829,699)	10,047,463	941,832	348,629	—
✧✧LVIP Loomis Sayles Global Growth Fund	48,189,664	11,430,913	6,066,472	(1,436,281)	(13,716,099)	38,401,725	3,366,210	137,252	2,449,416
✧✧LVIP SSGA Developed International 150 Fund	12,668,674	2,198,524	3,066,147	(476,873)	(1,079,715)	10,244,463	1,451,880	818,630	—
Total	$124,512,027	$19,548,874	$19,236,112	$(1,488,594)	$(26,487,093)	$96,849,102		$1,786,564	$4,323,419

@ As a percentage of Net Assets as of December 31, 2022.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$19,548,874
Sales	19,196,294
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$94,579,355
Aggregate unrealized appreciation of investments and derivatives	$10,544,154
Aggregate unrealized depreciation of investments and derivatives	(3,253,253)
Net unrealized appreciation of investments and derivatives	$ 7,290,901
LVIP Multi-Manager Global Equity Managed Volatility Fund–13

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Companies	$ 96,849,102	$—	$—	$ 96,849,102
Unaffiliated Investment Company	5,024,615	—	—	5,024,615
Total Investments	$101,873,717	$—	$—	$101,873,717
Derivatives:
Assets:
Futures Contracts	$ 3,125	$—	$—	$ 3,125
Liabilities:
Futures Contracts	$ (8,298)	$—	$—	$ (8,298)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$1,268,131	$1,921,533
Long-term capital gains	513,587	—
Return of capital	250,216	—
Total	$2,031,934	$1,921,533
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Net unrealized appreciation	$7,290,901
Distributable earnings/(accumulated loss)	$7,290,901
LVIP Multi-Manager Global Equity Managed Volatility Fund–14

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, the Fund recorded the following permanent reclassifications primarily related to distributions in excess:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$53,096	$(53,096)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
At December 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.
In 2022, the Fund utilized $2,463,011 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	8,144	70,406
Service Class	643,156	1,921,576
Shares reinvested:
Standard Class	6,811	4,891
Service Class	178,305	132,834
	836,416	2,129,707
Shares redeemed:
Standard Class	(5,543)	(63,442)
Service Class	(1,104,516)	(1,156,761)
	(1,110,059)	(1,220,203)
Net increase (decrease)	(273,643)	909,504
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect
LVIP Multi-Manager Global Equity Managed Volatility Fund–15

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2022, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
Fair values of derivative instruments as of December 31, 2022 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$1,287	Variation margin due to broker on futures contracts	$(7,731)
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	1,838	Variation margin due to broker on futures contracts	(567)
Total		$3,125		$(8,298)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$ (991,867)	$(109,933)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(56,518)	(8,415)
Total		$(1,048,385)	$(118,348)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$3,734,950	$3,592,358
9. Risk Factors
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
LVIP Multi-Manager Global Equity Managed Volatility Fund–16

LVIP Multi-Manager Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Multi-Manager Global Equity Managed Volatility Fund–17

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Multi-Manager Global Equity Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP Multi-Manager Global Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP Multi-Manager Global Equity Managed Volatility Fund–18

LVIP Multi-Manager Global Equity Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Schroders Investment Management North America Inc. (“SIMNA”) (collectively, with the investment management agreement “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), SIMNA and Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, SIMNA, Morningstar and Broadridge provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SIMNA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Underlying Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of the Fund and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board considered complex-wide information provided by Broadridge, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information by Broadridge. The Board also considered an impact analysis provided by LIAC of the overlay/cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Multi-Manager Global Equity Managed Volatility Fund–19

LVIP Multi-Manager Global Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Fund’s Managed Volatility Sleeve to SIMNA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LIAC management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s performance.
The Board reviewed performance of the LVIP Multi-Manager Global Equity Managed Volatility Fund. In its review, the Board considered the total return and standard deviation data provided by each of Broadridge comparing the performance of the Fund and Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar Global Large-Stock Blend funds category and a custom index (LVIP Multi-Manager Global Equity Composite). The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Global Large-Stock Blend funds category and the custom benchmark. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented a partial advisory fee waiver and expense limitation for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Managed Volatility Sleeve - Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA has an affiliated investment adviser, SIMNA Ltd., as sub-subadviser in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LIAC management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LIAC compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits they would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Multi-Manager Global Equity Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP Multi-Manager Global Equity Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP Multi-Manager Global Equity Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP Multi-Manager Global Equity Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP Multi-Manager Global Equity Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Multi-Manager Global Equity Managed Volatility Fund–25

LVIP PIMCO Low Duration Bond Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP PIMCO Low Duration Bond Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP PIMCO Low Duration Bond Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Pacific Investment Management Company
The Fund returned (4.88%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the ICE Bank of America 1-3 Yr US Treasury Index1, returned (3.65%).
Most assets experienced elevated volatility as Russia’s invasion of Ukraine and the subsequent imposition of financial sanctions added stress to already fragile global supply chains and raised concerns over commodity supplies. This amplified inflationary fears and contributed to more hawkish stances from central banks, higher global yields, and flattening curves. Global yields rose sharply over the year and curves broadly flattened amid more hawkish actions and rhetoric from central banks.
Despite weakening economic data and signs of slowing global growth heading into the second half of 2022, the Federal Reserve (Fed) hiked its policy rate aggressively to address inflationary risks. Performance was challenged for both “safe-haven” and risk assets as global yields rose sharply through the summer months. Elevated inflation, tightening monetary policy, ongoing geopolitical tensions, and rising recession risks contributed to heightened market volatility. Amidst broader market volatility, market correlations were positive as global equities, fixed income, and commodities experienced sharp declines.
An underweight to U.S. duration contributed to performance as U.S. rates rose in response to the Fed’s hawkish effort to tame inflation. This contribution offset negative performance from a tactical long to Canadian interest rates as Canadian government yields shifted higher. Within spread sectors, spreads widened and select allocations to the securitized sector detracted from performance, particularly an overweight to CMBS. Tactical shifts in investment grade corporate credit exposure contributed to performance as spreads widened. Within currency strategies, negative contribution from tactical long positions to the Japanese yen and the Australian dollar drove headline underperformance on the back of a broadly stronger U.S. dollar as a result of the pace of US rate increase.
Derivatives were used in the Fund and were instrumental in attaining specific exposures targeted to gain from anticipated market developments. The Fund’s exposure to interest rates was partly facilitated through the use of interest rate swaps, options, and futures. The Fund’s overall corporate exposure was partially obtained via the use of credit default swaps and swaptions. Currency positioning was partly achieved through currency forward agreements.
While PIMCO recognizes the importance of transitioning from LIBOR to risk free rates, LIBOR related assets continue to be issued or traded in the primary and secondary markets and PIMCO continues to transact in these securities for the time being when the risk/return trade-off is favorable for our client portfolios. PIMCO reviews the fallback language for new instruments that utilize LIBOR as a reference rate and gives consideration to potential valuation impacts.
PIMCO is carefully and actively evaluating current market conditions, including liquidity, applicable jurisdictional regulatory guidance and client portfolio needs, to evaluate whether purchasing certain IBOR-referencing securities with appropriate fallbacks is reasonable and is in the best interest of clients.
Portfolio Managers:
Pacific Investment Management Company:	Jerome M. Schneider
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/1/14 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP PIMCO Low Duration Bond Fund shares on 5/1/14 (commencement of operations). As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,936 for the Standard Class shares and to $10,702 for the Service Class shares. For comparison, look at how the ICE Bank of America 1-3 Yr US Treasury Index did over the same period. The same $10,000 investment would have increased to $10,621. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP PIMCO Low Duration Bond Fund–1

LVIP PIMCO Low Duration Bond Fund
2022 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 4.88%
Five Years	+ 0.57%
Inception (5/1/14)	+ 1.04%
Service Class Shares
One Year	- 5.12%
Five Years	+ 0.32%
Inception (5/1/14)	+ 0.79%
1. The ICE Bank of America 1-3 Year US Treasury Index is a subset of the BofA Merrill Lynch US Treasury Index including all securities with a remaining term to final maturity less than 3 years.
LVIP PIMCO Low Duration Bond Fund–2

LVIP PIMCO Low Duration Bond Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$993.60	0.51%	$2.56
Service Class Shares	1,000.00	992.20	0.76%	3.82
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.60	0.51%	$2.60
Service Class Shares	1,000.00	1,021.30	0.76%	3.87

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP PIMCO Low Duration Bond Fund–3

LVIP PIMCO Low Duration Bond Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	3.89%
Agency Commercial Mortgage-Backed Security	0.07%
Agency Obligations	10.86%
Corporate Bonds	36.12%
Aerospace & Defense	0.65%
Agriculture	0.93%
Auto Manufacturers	2.66%
Banks	15.20%
Biotechnology	0.12%
Chemicals	0.32%
Commercial Services	0.28%
Computers	0.11%
Diversified Financial Services	4.37%
Electric	1.90%
Electronics	0.02%
Entertainment	0.21%
Gas	0.14%
Health Care Services	0.31%
Holding Companies-Diversified	0.17%
Home Builders	0.35%
Insurance	2.09%
Investment Company	0.34%
Machinery Diversified	0.31%
Media	0.68%
Oil & Gas	0.95%
Packaging & Containers	0.65%
Pipelines	0.15%
Real Estate Investment Trusts	0.11%
Savings & Loans	0.46%
Semiconductors	0.67%
Software	0.28%
Telecommunications	1.08%
Transportation	0.20%
Trucking & Leasing	0.41%
Municipal Bonds	1.68%
Non-Agency Asset-Backed Securities	18.46%
Non-Agency Collateralized Mortgage Obligations	4.19%
Non-Agency Commercial Mortgage-Backed Securities	4.68%
Sovereign Bonds	1.72%
Supranational Bank	0.21%
U.S. Treasury Obligation	4.59%
Money Market Fund	0.23%
Security Type/Sector	Percentage of Net Assets
Short-Term Investments	13.16%
Total Investments	99.86%
Receivables and Other Assets Net of Liabilities	0.14%
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)#
U.S. Government	19.74%
AAA	27.35%
AA	3.65%
A	20.27%
BBB	15.36%
Non-Rated	1.58%
Short-Term Investments	12.05%
Total	100.00%

#	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP PIMCO Low Duration Bond Fund–4

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets
December 31, 2022
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–3.89%
Fannie Mae REMICS
•Series 2011-86 NF 4.94% (LIBOR01M + 0.55%) 9/25/41	878,309	$ 866,206
Series 2013-6 JB 1.50% 2/25/43	5,985,865	5,014,683
•Series 2014-49 AF 3.45% (LIBOR01M + 0.32%) 8/25/44	394,931	388,575
•Series 2017-95 FA 3.55% (LIBOR01M + 0.35%) 11/25/47	2,312,413	2,253,746
•Series 2019-53 FA 3.32% (LIBOR01M + 0.40%) 9/25/49	2,321,090	2,259,559
•Series 2020-29 FC 3.50% (LIBOR01M + 0.80%) 5/25/50	2,600,659	2,561,162
Freddie Mac REMICs
Series 4141 PA 1.50% 12/15/42	6,232,063	5,266,543
•Series 4347 WF 3.17% (LIBOR01M + 0.40%) 1/15/40	819,484	806,285
•Series 4367 GF 3.09% (LIBOR01M + 0.35%) 3/15/37	2,382,158	2,347,542
•Series 4419 AF 3.25% (LIBOR01M + 0.34%) 6/15/40	1,378,123	1,358,632
•Series 4730 WF 3.73% (LIBOR01M + 0.35%) 8/15/38	2,611,401	2,544,980
•Series 4906 WF 2.94% (LIBOR01M + 0.40%) 12/15/38	2,833,845	2,796,247
Series 4948 E 2.50% 10/25/48	358,490	321,743
Series 5115 CD 1.00% 8/15/44	6,279,961	5,274,976
•Freddie Mac Strips
Series 328 F4 3.20% (LIBOR01M + 0.35%) 2/15/38	2,527,767	2,464,668
Series 330 F4 3.60% (LIBOR01M + 0.35%) 10/15/37	1,146,213	1,130,048
•GNMA
Series 2016-H17 FC 4.67% (LIBOR01M + 0.83%) 8/20/66	1,390,602	1,381,825
Series 2016-H19 FA 4.62% (LIBOR01M + 0.78%) 9/20/66	1,188,733	1,188,686
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•Government National Mortgage Association EF 4.58% (SOFR30A + 0.75%) 10/20/72	5,111,476	$ 5,095,026
Total Agency Collateralized Mortgage Obligations (Cost $48,497,669)		45,321,132
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITY–0.07%
•Fannie Mae-Aces Series 2017-M13 FA 4.31% (LIBOR01M + 0.40%) 10/25/24	810,337	807,655
Total Agency Commercial Mortgage-Backed Security (Cost $810,337)		807,655
AGENCY OBLIGATIONS–10.86%
Federal Home Loan Banks
×0.90% 2/26/27	4,700,000	4,056,555
0.92% 2/26/27	9,400,000	8,158,764
5.30% 12/6/24	23,300,000	23,310,711
Federal Home Loan Mortgage Corp.
0.65% 10/27/25	12,000,000	10,766,146
0.80% 10/27/26	9,000,000	7,855,692
5.31% 11/15/24	17,000,000	16,991,481
5.36% 11/22/24	28,200,000	28,244,919
Federal National Mortgage Association
0.65% 8/25/25	18,300,000	16,535,876
0.70% 7/30/25	7,000,000	6,344,685
×0.88% 12/18/26	5,000,000	4,372,653
Total Agency Obligations (Cost $132,649,586)		126,637,482
CORPORATE BONDS–36.12%
Aerospace & Defense–0.65%
Boeing Co. 4.51% 5/1/23	7,595,000	7,580,943
		7,580,943
Agriculture–0.93%
BAT Capital Corp. 3.22% 8/15/24	3,785,000	3,644,527
Imperial Brands Finance PLC 3.13% 7/26/24	7,500,000	7,169,878
		10,814,405
Auto Manufacturers–2.66%
Daimler Trucks Finance North America LLC 1.13% 12/14/23	3,000,000	2,882,071
General Motors Financial Co., Inc.
3.95% 4/13/24	1,400,000	1,372,412
4.25% 5/15/23	8,000,000	7,966,913
LVIP PIMCO Low Duration Bond Fund–5

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Auto Manufacturers (continued)
Hyundai Capital America 1.25% 9/18/23	1,360,000	$ 1,318,070
Mercedes-Benz Finance North America LLC
0.75% 3/1/24	5,000,000	4,747,482
5.50% 11/27/24	1,700,000	1,709,609
Nissan Motor Acceptance Co. LLC
3.88% 9/21/23	215,000	211,058
5.37% 3/8/24	1,780,000	1,751,444
Nissan Motor Co. Ltd. 3.04% 9/15/23	4,053,000	3,971,013
Stellantis Finance U.S., Inc. 1.71% 1/29/27	2,000,000	1,716,126
Volkswagen Group of America Finance LLC 0.88% 11/22/23	3,500,000	3,366,612
		31,012,810
Banks–15.20%
Bank of America Corp.
μ3.30% 4/24/24	6,000,000	4,401,425
•5.56% (LIBOR03M + 0.79%) 3/5/24	1,928,000	1,926,878
Barclays PLC
μ5.30% 8/9/26	4,000,000	3,970,097
•6.02% (LIBOR03M + 1.38%) 5/16/24	5,500,000	5,499,087
BNP Paribas SA
3.50% 3/1/23	500,000	498,770
3.80% 1/10/24	4,085,000	4,013,809
μ4.71% 1/10/25	7,000,000	6,930,025
μCitigroup, Inc. 3.29% 3/17/26	1,000,000	950,551
μCooperatieve Rabobank UA 1.98% 12/15/27	4,200,000	3,650,603
μCredit Agricole SA 1.25% 1/26/27	350,000	306,089
•Credit Suisse AG 4.26% (BBSW3M + 1.15%) 5/26/23	2,000,000	1,351,535
μCredit Suisse Group AG 4.21% 6/12/24	9,000,000	8,774,919
Danske Bank AS
5.38% 1/12/24	900,000	892,545
•5.80% (LIBOR03M + 1.06%) 9/12/23	6,200,000	6,200,531
•5.80% (LIBOR03M + 1.06%) 9/12/23	700,000	700,060
Deutsche Bank AG
0.90% 5/28/24	2,000,000	1,870,084
0.96% 11/8/23	5,553,000	5,342,700
•4.60% (SOFR + 0.50%) 11/8/23	1,000,000	993,414
Federation des Caisses Desjardins du Quebec 2.05% 2/10/25	3,571,000	3,327,876
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Goldman Sachs Group, Inc.
μ0.93% 10/21/24	3,200,000	$ 3,065,601
•4.25% (BBSW3M + 1.20%) 5/16/23	1,000,000	681,123
•4.60% (BBSW3M + 1.55%) 5/2/24	300,000	204,774
Hana Bank 3.25% 3/30/27	2,000,000	1,861,965
HSBC Holdings PLC
μ0.98% 5/24/25	3,100,000	2,870,235
•4.15% (BBSW3M + 1.10%) 2/16/24	4,700,000	3,197,090
•5.70% (SOFR + 1.43%) 3/10/26	500,000	493,714
•5.97% (LIBOR03M + 1.23%) 3/11/25	2,350,000	2,328,842
μING Groep NV 3.87% 3/28/26	5,600,000	5,388,688
JPMorgan Chase & Co.
μ0.70% 3/16/24	2,200,000	2,176,863
•4.90% (SOFR + 0.58%) 3/16/24	700,000	697,908
μLloyds Banking Group PLC
3.51% 3/18/26	2,500,000	2,375,084
4.72% 8/11/26	3,000,000	2,935,301
Mitsubishi UFJ Financial Group, Inc.
μ0.85% 9/15/24	2,300,000	2,219,780
μ0.96% 10/11/25	6,300,000	5,792,549
1.41% 7/17/25	4,000,000	3,632,358
Mizuho Financial Group, Inc.
μ1.24% 7/10/24	2,300,000	2,244,327
•5.34% (LIBOR03M + 0.61%) 9/8/24	3,000,000	2,979,705
•5.39% (LIBOR03M + 0.63%) 5/25/24	917,000	911,790
μMorgan Stanley 1.16% 10/21/25	5,000,000	4,602,559
μNatWest Group PLC 4.52% 6/25/24	4,200,000	4,160,961
•Nordea Bank Abp 5.21% (SOFR + 0.96%) 6/6/25	4,000,000	3,978,181
•QNB Finance Ltd. 5.99% (LIBOR03M + 1.25%) 3/21/24	3,000,000	2,991,480
μSantander U.K. Group Holdings PLC
4.80% 11/15/24	3,000,000	2,949,572
6.83% 11/21/26	5,500,000	5,571,067
Societe Generale SA
μ1.49% 12/14/26	5,600,000	4,867,314
2.63% 1/22/25	3,100,000	2,914,429
•Standard Chartered PLC
5.12% (SOFR + 0.93%) 11/23/25	3,100,000	3,011,853

LVIP PIMCO Low Duration Bond Fund–6

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
•Standard Chartered PLC (continued)
6.06% (SOFR + 1.74%) 3/30/26	4,500,000	$ 4,426,425
Sumitomo Mitsui Financial Group, Inc.
0.51% 1/12/24	3,000,000	2,855,942
1.47% 7/8/25	2,500,000	2,277,919
Sumitomo Mitsui Trust Bank Ltd. 0.80% 9/16/24	6,000,000	5,542,273
Synchrony Bank 5.40% 8/22/25	4,900,000	4,809,110
•UBS AG 3.96% (BBSW3M + 0.87%) 7/30/25	2,000,000	1,357,806
μUBS Group AG
4.49% 8/5/25	1,800,000	1,769,087
4.49% 5/12/26	5,800,000	5,668,709
Wells Fargo & Co. 2.51% 10/27/23	8,000,000	5,769,802
		177,183,184
Biotechnology–0.12%
Illumina, Inc. 5.80% 12/12/25	1,400,000	1,409,513
		1,409,513
Chemicals–0.32%
International Flavors & Fragrances, Inc. 1.23% 10/1/25	4,200,000	3,709,983
		3,709,983
Commercial Services–0.28%
Global Payments, Inc. 1.20% 3/1/26	2,800,000	2,440,640
•Transurban Queensland Finance Pty. Ltd. 5.24% (BBSW3M + 2.05%) 12/16/24	1,200,000	827,642
		3,268,282
Computers–0.11%
Dell International LLC/EMC Corp. 5.45% 6/15/23	1,307,000	1,307,827
		1,307,827
Diversified Financial Services–4.37%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1.65% 10/29/24	4,000,000	3,689,601
4.50% 9/15/23	2,500,000	2,483,579
Air Lease Corp. 4.25% 2/1/24	5,200,000	5,110,410
Ally Financial, Inc. 1.45% 10/2/23	4,500,000	4,362,343
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Avolon Holdings Funding Ltd.
2.88% 2/15/25	4,700,000	$ 4,341,698
5.13% 10/1/23	500,000	494,380
Cantor Fitzgerald LP 4.88% 5/1/24	5,200,000	5,101,948
LeasePlan Corp. NV 2.88% 10/24/24	5,000,000	4,691,204
LSEGA Financing PLC 0.65% 4/6/24	6,500,000	6,101,710
Nomura Holdings, Inc.
1.85% 7/16/25	6,300,000	5,742,183
2.33% 1/22/27	2,600,000	2,276,097
2.65% 1/16/25	3,800,000	3,587,886
ORIX Corp. 3.25% 12/4/24	1,300,000	1,251,983
Park Aerospace Holdings Ltd. 4.50% 3/15/23	1,700,000	1,695,804
		50,930,826
Electric–1.90%
AES Corp. 1.38% 1/15/26	5,200,000	4,617,541
Electricite de France SA 3.63% 10/13/25	1,000,000	963,866
Enel Finance International NV 4.25% 6/15/25	3,000,000	2,904,670
Israel Electric Corp. Ltd. 5.00% 11/12/24	4,000,000	3,955,000
•Korea Southern Power Co. Ltd. 4.06% (BBSW3M + 0.97%) 10/30/24	2,500,000	1,696,530
Pacific Gas & Electric Co.
2.10% 8/1/27	1,300,000	1,110,241
2.95% 3/1/26	200,000	183,300
3.25% 6/15/23	100,000	98,885
3.40% 8/15/24	500,000	479,756
3.75% 2/15/24	100,000	97,932
3.85% 11/15/23	200,000	197,140
4.95% 6/8/25	2,400,000	2,362,955
Southern California Edison Co. 1.10% 4/1/24	3,600,000	3,419,148
		22,086,964
Electronics–0.02%
Arrow Electronics, Inc. 3.25% 9/8/24	250,000	240,223
		240,223
Entertainment–0.21%
Warnermedia Holdings, Inc. 3.79% 3/15/25	2,600,000	2,483,386
		2,483,386
Gas–0.14%
CenterPoint Energy Resources Corp.
0.70% 3/2/23	1,200,000	1,191,344

LVIP PIMCO Low Duration Bond Fund–7

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Gas (continued)
CenterPoint Energy Resources Corp. (continued)
•5.28% (LIBOR03M + 0.50%) 3/2/23	402,000	$ 401,795
		1,593,139
Health Care Services–0.31%
CommonSpirit Health 1.55% 10/1/25	4,000,000	3,596,718
		3,596,718
Holding Companies-Diversified–0.17%
CK Hutchison International 19 Ltd. 3.25% 4/11/24	2,000,000	1,953,172
		1,953,172
Home Builders–0.35%
Lennar Corp.
4.50% 4/30/24	3,000,000	2,959,893
5.88% 11/15/24	1,100,000	1,104,742
		4,064,635
Insurance–2.09%
•Athene Global Funding 4.56% (LIBOR03M + 0.73%) 1/8/24	4,500,000	4,460,881
Corebridge Financial, Inc.
3.50% 4/4/25	6,000,000	5,752,049
3.65% 4/5/27	1,700,000	1,584,724
Equitable Financial Life Global Funding 1.00% 1/9/26	4,500,000	3,958,423
Five Corners Funding Trust 4.42% 11/15/23	3,000,000	2,974,159
GA Global Funding Trust 1.63% 1/15/26	1,100,000	976,603
Jackson Financial, Inc. 1.13% 11/22/23	4,800,000	4,621,693
		24,328,532
Investment Company–0.34%
KKR Financial Holdings LLC 5.40% 5/23/33	4,500,000	3,966,498
		3,966,498
Machinery Diversified–0.31%
CNH Industrial Capital LLC 4.20% 1/15/24	3,683,000	3,630,121
		3,630,121
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Media–0.68%
•Charter Communications Operating LLC/Charter Communications Operating Capital 6.09% (LIBOR03M + 1.65%) 2/1/24	5,000,000	$ 5,023,022
TWDC Enterprises 18 Corp. 2.76% 10/7/24	4,000,000	2,842,824
		7,865,846
Oil & Gas–0.95%
ConocoPhillips Co. 2.40% 3/7/25	3,300,000	3,136,427
Petronas Energy Canada Ltd. 2.11% 3/23/28	2,400,000	2,096,865
Woodside Finance Ltd.
3.65% 3/5/25	4,100,000	3,935,696
3.70% 9/15/26	2,000,000	1,869,878
		11,038,866
Packaging & Containers–0.65%
Berry Global, Inc.
0.95% 2/15/24	4,100,000	3,884,380
1.57% 1/15/26	4,200,000	3,741,426
		7,625,806
Pipelines–0.15%
Energy Transfer LP 4.25% 3/15/23	1,700,000	1,695,842
		1,695,842
Real Estate Investment Trusts–0.11%
VICI Properties LP 4.38% 5/15/25	1,300,000	1,260,776
		1,260,776
Savings & Loans–0.46%
Nationwide Building Society 2.00% 1/27/23	5,400,000	5,389,164
		5,389,164
Semiconductors–0.67%
Broadcom, Inc. 3.46% 9/15/26	6,253,000	5,891,785
SK Hynix, Inc. 1.00% 1/19/24	2,000,000	1,899,961
		7,791,746
Software–0.28%
Oracle Corp. 1.65% 3/25/26	3,700,000	3,312,319
		3,312,319
Telecommunications–1.08%
AT&T, Inc.
3.45% 9/19/23	1,600,000	1,080,872
•4.45% (BBSW3M + 1.25%) 9/19/23	2,170,000	1,481,126
KT Corp. 4.00% 8/8/25	5,600,000	5,447,836

LVIP PIMCO Low Duration Bond Fund–8

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
•Verizon Communications, Inc. 4.26% (BBSW3M + 1.22%) 2/17/23	6,800,000	$ 4,631,298
		12,641,132
Transportation–0.20%
Kansas City Southern
3.00% 5/15/23	1,250,000	1,238,977
3.13% 6/1/26	1,200,000	1,126,735
		2,365,712
Trucking & Leasing–0.41%
Penske Truck Leasing Co. Lp/PTL Finance Corp. 3.45% 7/1/24	5,000,000	4,828,255
		4,828,255
Total Corporate Bonds (Cost $441,152,428)		420,976,625
MUNICIPAL BONDS–1.68%
County of Williamson
0.64% 2/15/26	2,200,000	1,921,289
0.92% 2/15/27	2,200,000	1,862,066
Golden State Tobacco Securitization Corp. Series A-1 1.71% 6/1/24	2,600,000	2,474,187
Massachusetts School Building Authority 1.13% 8/15/26	3,100,000	2,721,029
Metro 3.25% 6/1/26	2,200,000	2,082,275
State of Hawaii Series GB 0.80% 10/1/24	3,000,000	2,812,155
University of California Series BG 0.88% 5/15/25	3,000,000	2,751,353
Virginia College Building Authority 0.77% 9/1/26	3,500,000	3,011,940
Total Municipal Bonds (Cost $20,233,705)		19,636,294
NON-AGENCY ASSET-BACKED SECURITIES–18.46%
•522 Funding CLO Ltd. Series 2018-3A AR 5.28% (LIBOR03M + 1.04%) 10/20/31	600,000	587,335
•Accredited Mortgage Loan Trust Series 2004-3 2A2 5.59% (LIBOR01M + 1.20%) 10/25/34	5,544	5,403
•AMMC CLO 16 Ltd. Series 2015-16A AR2 4.99% (LIBOR03M + 0.98%) 4/14/29	299,535	297,709
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Amortizing Residential Collateral Trust Series 2004-1 A5 5.39% (LIBOR01M + 1.00%) 10/25/34	30,754	$ 29,846
•Ares XXXIX CLO Ltd. Series 2016-39A A1R2 5.24% (LIBOR03M + 1.05%) 4/18/31	700,000	687,065
•Asset-Backed Securities Corp. Home Equity Loan Trust Series 2004-HE2 M1 5.21% (LIBOR01M + 0.83%) 4/25/34	1,672,118	1,544,881
BA Credit Card Trust A2 5.00% 4/17/28	8,800,000	8,884,958
•Bain Capital Euro CLO DAC Series 2018-2A AR 2.20% (EURIBOR03M + 0.74%) 1/20/32	3,000,000	3,098,836
•Barings CLO Ltd. A1 5.03% (LIBOR03M + 0.95%) 4/15/31	5,000,000	4,908,820
•Bear Stearns Asset-Backed Securities I Trust Series 2005-AQ1 M3 5.51% (LIBOR01M + 1.13%) 3/25/35	617,113	607,051
•Bear Stearns Asset-Backed Securities Trust Series 2003-2 A3 5.89% (LIBOR01M + 1.50%) 3/25/43	31,175	30,127
•Benefit Street Partners CLO XII Ltd. Series 2017-12A A1R 5.03% (LIBOR03M + 0.95%) 10/15/30	300,000	296,323
•Capital Four U.S. CLO II Ltd. Series 2022-1A A1 5.81% (TSFR03M + 2.14%) 10/20/30	3,800,000	3,794,323
Capital One Multi-Asset Execution Trust Series 2022-A3 A 4.95% 10/15/27	4,000,000	4,030,526
•Carlyle Euro CLO DAC
Series 2017-3A A1R 2.08% (EURIBOR03M + 0.70%) 1/15/31	799,635	834,978
Series 2019-2A A1R 2.69% (EURIBOR03M + 0.89%) 8/15/32	2,900,000	3,007,654
Carmax Auto Owner Trust Series 2022-4 A2A 5.34% 12/15/25	4,600,000	4,612,333
•CBAM Ltd. Series 2018-8A A1 5.36% (LIBOR03M + 1.12%) 10/20/29	235,073	232,315

LVIP PIMCO Low Duration Bond Fund–9

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Countrywide Asset-Backed Certificates Trust Series 2004-6 1A1 4.93% (LIBOR01M + 0.54%) 12/25/34	1,539,621	$ 1,443,386
•Dryden 27 R Euro CLO DAC Series 2017-27A AR 2.04% (EURIBOR03M + 0.66%) 4/15/33	1,800,000	1,857,866
•Dryden 36 Senior Loan Fund Series 2014-36A AR3 5.10% (LIBOR03M + 1.02%) 4/15/29	273,889	271,114
•Elevation CLO Ltd. Series 2017-8A A1R2 5.31% (LIBOR03M + 0.95%) 10/25/30	3,500,000	3,439,146
ELFI Graduate Loan Program LLC Series 2021-A A 1.53% 12/26/46	3,003,784	2,624,421
Enterprise Fleet Financing LLC A2 5.76% 10/22/29	6,000,000	6,027,390
•Finance America Mortgage Loan Trust Series 2004-2 M1 5.21% (LIBOR01M + 0.83%) 8/25/34	351,305	322,926
Ford Auto Securitization Trust Series 2020-AA A2 0.89% 8/15/24	1,886,173	1,378,976
Ford Credit Auto Owner Trust A2A 5.37% 8/15/25	6,000,000	6,013,225
•Gallatin CLO VIII Ltd. Series 2017-1A A1R 5.17% (LIBOR03M + 1.09%) 7/15/31	1,100,000	1,077,698
GM Financial Automobile Leasing Trust Series 2022-3 A2A 4.01% 10/21/24	8,000,000	7,935,961
GM Financial Consumer Automobile Receivables Trust Series 2022-4 A2A 4.60% 11/17/25	4,500,000	4,480,144
Golden Credit Card Trust Series 2022-4A A 4.31% 9/15/27	9,000,000	8,855,865
•Goldentree Loan Management U.S. CLO 2 Ltd. Series 2017-2A AR 5.15% (LIBOR03M + 0.91%) 11/20/30	4,700,000	4,639,624
•Greenwood Park CLO Ltd. Series 2018-1A A2 5.09% (LIBOR03M + 1.01%) 4/15/31	1,100,000	1,080,925
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Halseypoint CLO II Ltd. Series 2020-2A A1 5.34% (LIBOR03M + 1.10%) 7/20/31	3,783,871	$ 3,742,533
•Harvest CLO XVI DAC Series 16A ARR 2.02% (EURIBOR03M + 0.64%) 10/15/31	3,900,000	4,035,771
Harvest CLO XXI DAC Series 21A A2R 1.04% 7/15/31	2,050,000	1,989,719
•HERA Commercial Mortgage Ltd. Series 2021-FL1 A 5.39% (LIBOR01M + 1.05%) 2/18/38	3,700,000	3,573,676
Hyundai Auto Receivables Trust A2A 5.35% 11/17/25	5,000,000	5,010,252
•Invesco Euro CLO I DAC Series 1A A1R 2.03% (EURIBOR03M + 0.65%) 7/15/31	900,000	933,024
•LCM XIII LP Series 13A AR3 5.10% (LIBOR03M + 0.87%) 7/19/27	1,054,974	1,043,238
•LoanCore Issuer Ltd. Series 2021-CRE5 A 5.62% (LIBOR01M + 1.30%) 7/15/36	500,000	480,435
•Madison Park Funding XLI Ltd. Series 12A AR 5.15% (LIBOR03M + 0.83%) 4/22/27	4,182,441	4,137,212
•Man GLG Euro CLO III DAC Series 3A AR 2.06% (EURIBOR03M + 0.68%) 10/15/30	3,567,133	3,733,518
MBarc Credit Canada, Inc. Series 2021-AA A2 0.63% 5/15/24	2,758,453	2,012,503
Mercedes-Benz Auto Receivables Trust A2 5.26% 10/15/25	6,000,000	6,009,139
•MF1 Ltd. Series 2020-FL4 A 6.15% (TSFR01M + 1.81%) 11/15/35	1,955,139	1,916,260
MMAF Equipment Finance LLC
A2 5.57% 9/9/25	7,400,000	7,409,721
Series 2022-A A2 2.77% 2/13/25	8,500,000	8,342,887
Navient Private Education Loan Trust
•Series 2015-AA A2B 5.52% (LIBOR01M + 1.20%) 12/15/28	181,374	181,405
Series 2020-A A2A 2.46% 11/15/68	2,291,400	2,092,340

LVIP PIMCO Low Duration Bond Fund–10

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Navient Private Education Refi Loan Trust
Series 2020-HA A 1.31% 1/15/69	1,375,640	$ 1,234,604
Series 2020-IA A1A 1.33% 4/15/69	2,077,431	1,770,349
Series 2021-GA A 1.58% 4/15/70	2,395,330	2,028,279
Series 2022-A A 2.23% 7/15/70	4,174,747	3,622,447
•OCP Euro CLO A 3.78% (EURIBOR03M + 1.88%) 1/20/33	5,600,000	5,948,146
•Palmer Square CLO Ltd. Series 2013-2A A1A3 5.23% (LIBOR03M + 1.00%) 10/17/31	4,600,000	4,520,678
•Palmer Square European Loan Funding DAC Series 2021-1A A 2.16% (EURIBOR03M + 0.78%) 4/15/31	213,378	221,542
•Palmer Square Loan Funding Ltd.
Series 2020-1A A1 5.48% (LIBOR03M + 0.80%) 2/20/28	1,095,110	1,087,455
Series 2021-4A A1 4.88% (LIBOR03M + 0.80%) 10/15/29	758,817	749,069
SMB Private Education Loan Trust
Series 2020-A A2A 2.23% 9/15/37	2,076,196	1,894,267
•Series 2020-PTA A2B 4.44% (LIBOR01M + 0.85%) 9/15/54	3,900,801	3,745,354
Series 2022-C A1A 4.48% 5/16/50	2,743,791	2,623,863
SoFi Consumer Loan Program Trust A 6.21% 4/15/31	5,000,000	5,000,275
SoFi Professional Loan Program LLC
Series 2016-F A2 3.02% 2/25/40	667,932	636,954
Series 2017-D A2FX 2.65% 9/25/40	302,516	289,127
•Sound Point CLO XII Ltd. Series 2016-2A AR2 5.29% (LIBOR03M + 1.05%) 10/20/28	1,253,213	1,241,693
•Starwood Ltd. Series 2022-FL3 A 5.16% (SOFR30A + 1.35%) 11/15/38	300,000	287,352
•TCW CLO Ltd. Series 2018-1A A1R 5.33% (LIBOR03M + 0.97%) 4/25/31	4,700,000	4,632,767
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Tikehau CLO DAC Series 2015-1A ARR 2.60% (EURIBOR03M + 0.87%) 8/4/34	3,900,000	$ 4,044,597
•Toro European CLO 6 DAC Series 6A AR 2.24% (EURIBOR03M + 0.92%) 1/12/32	3,000,000	3,087,159
•Towd Point Mortgage Trust Series 2019-MH1 A1 3.00% 11/25/58	641,058	628,197
Toyota Auto Receivables Owner Trust
A2A 5.27% 1/15/26	5,000,000	5,008,051
Series 2022-C A2A 3.83% 8/15/25	5,000,000	4,952,526
•Venture XVII CLO Ltd. Series 2014-17A ARR 4.96% (LIBOR03M + 0.88%) 4/15/27	3,417,139	3,376,119
•Venture XXVI CLO Ltd. Series 2017-26A AR 5.34% (LIBOR03M + 1.10%) 1/20/29	1,739,476	1,710,741
•Venture XXVII CLO Ltd. Series 2017-27A AR 5.29% (LIBOR03M + 1.05%) 7/20/30	199,859	196,032
World Omni Auto Receivables Trust A2A 5.51% 3/16/26	5,000,000	5,010,925
Total Non-Agency Asset-Backed Securities (Cost $222,843,893)		215,131,351
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–4.19%
•Avon Finance No. 2 PLC Series 2A A 4.33% (SONIA + 0.90%) 9/20/48	2,623,422	3,099,940
•Bear Stearns ARM Trust Series 2003-1 5A1 2.84% 4/25/33	15,945	14,711
•Canada Square Funding PLC Series 2020-2 A 4.67% (SONIA + 1.25%) 12/17/57	1,451,234	1,738,825
•Canterbury Finance No. 1 PLC Series 1 A2 4.60% (SONIA + 1.35%) 5/16/56	1,425,098	1,719,733
•Cheshire PLC Series 2020-1 A 4.17% (SONIA + 0.90%) 8/20/45	2,011,960	2,391,231
♦•CSFB Mortgage-Backed Pass-Through Certificates Series 2003-AR18 2A3 3.14% 7/25/33	1,886	1,793
•Finsbury Square PLC Series 2020-2A A 4.71% (SONIA + 1.30%) 6/16/70	1,486,322	1,794,255

LVIP PIMCO Low Duration Bond Fund–11

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•GCAT Trust Series 2022-HX1 A1 2.89% 12/27/66	1,721,037	$ 1,539,023
•Gemgarto PLC Series 2021-1A A 4.00% (SONIA + 0.59%) 12/16/67	1,346,748	1,602,513
=GNR Series 2022-HJUL FA 1.00% (SOFR30A + 0.90%) 1/20/73	3,400,000	3,402,195
•Great Hall Mortgages No. 1 PLC Series 2006-1 A2B 2.21% (EURIBOR03M + 0.15%) 6/18/38	92,701	97,842
•GS Mortgage Securities Corp. II Series 2022 A 7.74% (TSFR01M + 3.40%) 8/15/39	4,500,000	4,511,007
•GSR Mortgage Loan Trust Series 2005-5F 8A1 4.89% (LIBOR01M + 0.50%) 6/25/35	141,297	122,894
•Merrill Lynch Mortgage Investors Trust Series 2003-A3 1A 3.01% 5/25/33	5,055	4,675
•MFA Trust
Series 2020-NQM2 A1 1.38% 4/25/65	720,746	643,020
Series 2021-RPL1 A1 1.13% 7/25/60	2,324,501	2,039,271
•New Residential Mortgage Loan Trust
Series 2018-3A A1 4.50% 5/25/58	390,113	363,793
Series 2019-RPL3 A1 2.75% 7/25/59	3,043,011	2,815,168
Series 2020-RPL1 A1 2.75% 11/25/59	2,594,407	2,344,420
•New York Mortgage Trust Series 2005-3 A1 4.87% (LIBOR01M + 0.48%) 2/25/36	149,311	144,846
φPretium Mortgage Credit Partners LLC Series 2021-RN1 A1 1.99% 2/25/61	1,453,868	1,310,455
•Resimac Bastille Trust Series 2021-2NCA A1A 4.82% (LIBOR01M + 0.65%) 2/3/53	2,312,272	2,284,869
•Sequoia Mortgage Trust Series 2004-6 A1 3.93% 7/20/34	3,704	3,355
•Stratton Mortgage Funding Series 2021-2A A 3.83% (SONIA + 0.90%) 7/20/60	729,299	874,227
•Towd Point Mortgage Trust
Series 2019-4 A1 2.90% 10/25/59	2,558,948	2,307,109
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•Towd Point Mortgage Trust (continued)
Series 2019-HY2 A1 5.39% (LIBOR01M + 1.00%) 5/25/58	929,027	$ 917,628
Series 2020-1 A1 2.71% 1/25/60	1,481,292	1,342,819
Series 2020-2 A1A 1.64% 4/25/60	4,594,465	3,997,882
•Trinity Square PLC Series 2021-1A A 3.73% (SONIA + 0.85%) 7/15/59	2,664,174	3,187,047
•Verus Securitization Trust Series 2021-6 A1 1.63% 10/25/66	2,784,606	2,243,626
Total Non-Agency Collateralized Mortgage Obligations (Cost $53,824,453)		48,860,172
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–4.68%
•AREIT LLC Series 2022-CRE7 A 6.57% (TSFR01M + 2.24%) 6/17/39	4,600,000	4,548,006
•BDS LLC Series 2022-FL12 A 6.46% (TSFR01M + 2.14%) 8/19/38	4,900,000	4,810,333
•BSREP Commercial Mortgage Trust Series 2021-DC A 5.27% (LIBOR01M + 0.95%) 8/15/38	3,700,000	3,519,310
•BX Trust Series 2021-MFM1 A 5.02% (LIBOR01M + 0.70%) 1/15/34	4,400,000	4,258,573
•BXMT Ltd. Series 2020-FL3 A 5.32% (SOFR30A + 1.51%) 11/15/37	3,600,000	3,541,096
•CRSNT Trust Series 2021-MOON A 5.14% (LIBOR01M + 0.82%) 4/15/36	4,500,000	4,230,364
•GCT Commercial Mortgage Trust Series 2021-GCT A 5.12% (LIBOR01M + 0.80%) 2/15/38	900,000	835,306
•GPMT Ltd. Series 2021-FL3 A 5.59% (LIBOR01M + 1.25%) 7/16/35	2,967,348	2,907,281
•JP Morgan Chase Commercial Mortgage Securities Trust Series 2019-FL12 A 5.77% (LIBOR01M + 1.45%) 12/15/31	1,060,456	1,042,634
•LUXE Trust Series 2021-TRIP A 5.37% (LIBOR01M + 1.05%) 10/15/38	1,384,399	1,323,906

LVIP PIMCO Low Duration Bond Fund–12

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
•Natixis Commercial Mortgage Securities Trust Series 2022-RRI A 6.16% (TSFR01M + 1.82%) 3/15/35		500,000	$ 485,798
•NYO Commercial Mortgage Trust Series 2021-1290 A 5.41% (LIBOR01M + 1.10%) 11/15/38		4,500,000	4,090,207
•One New York Plaza Trust Series 2020-1NYP A 5.27% (LIBOR01M + 0.95%) 1/15/36		3,000,000	2,839,934
•PFP Ltd. Series 2021-8 A 5.33% (LIBOR01M + 1.00%) 8/9/37		3,838,834	3,659,138
•Ready Capital Mortgage Financing LLC Series 2021-FL6 A 5.34% (LIBOR01M + 0.95%) 7/25/36		3,120,801	2,945,785
•SREIT Trust Series 2021-IND A 5.02% (LIBOR01M + 0.70%) 10/15/38		300,000	288,108
•Starwood Mortgage Trust Series 2021-HTS A 5.37% (LIBOR01M + 1.05%) 4/15/34		4,600,000	4,418,312
•Taurus U.K. DAC Series 2021-UK1A A 4.10% (SONIA + 0.85%) 5/17/31		2,581,043	2,972,535
WFRBS Commercial Mortgage Trust Series 2014-C25 ASB 3.37% 11/15/47		1,876,143	1,832,259
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $57,409,423)			54,548,885
ΔSOVEREIGN BONDS–1.72%
Israel—0.22%
^Bank Of Israel 0.00% 3/2/23	ILS	9,000,000	2,546,044
			2,546,044
Japan—0.73%
Japan Bank for International Cooperation 1.75% 1/23/23		8,500,000	8,486,824
			8,486,824
Republic of Korea—0.77%
Industrial Bank of Korea 2.13% 10/23/24		9,500,000	9,024,104
			9,024,104
Total Sovereign Bonds (Cost $20,606,428)			20,056,972
	Principal Amount°	Value (U.S. $)
SUPRANATIONAL BANK–0.21%
International Bank for Reconstruction & Development 0.85% 2/10/27	2,800,000	$ 2,431,542
Total Supranational Bank (Cost $2,800,000)		2,431,542
U.S. TREASURY OBLIGATION–4.59%
U.S. Treasury Notes 3.25% 8/31/24	54,600,000	53,461,078
Total U.S. Treasury Obligation (Cost $53,495,483)		53,461,078

	Number of Shares
MONEY MARKET FUND–0.23%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	2,651,624	2,651,624
Total Money Market Fund (Cost $2,651,624)		2,651,624

	Principal Amount°
SHORT-TERM INVESTMENTS—13.16%
Sovereign Bonds–5.00%
≠Japan Treasury Discount Bills
0.01% 1/11/23	39,000,000	297,174
0.01% 1/23/23	300,000,000	2,286,098
0.01% 2/27/23	2,000,000,000	15,243,353
0.01% 3/20/23	4,025,000,000	30,680,114
≠Japan Government 2 yr Bond 0.10% 3/1/23	1,281,000,000	9,763,867
		58,270,606
U.S. Treasury Obligations–0.12%
×≠U.S. Treasury Bills
4.17% 2/16/23	163,000	162,152
4.22% 2/16/23	43,000	42,773
4.15% 3/2/23	793,000	787,584
4.16% 3/2/23	81,000	80,447
4.28% 3/2/23	17,000	16,884
4.30% 3/2/23	272,000	270,142
		1,359,982
Discounted Commercial Paper–6.73%
American Electric Power, Inc.
4.80% 1/4/23	11,550,000	11,545,380
AT&T, Inc.
4.65% 1/3/23	700,000	699,819
BP Capital Markets PLC
4.75% 2/10/23	7,500,000	7,460,417
Duke Energy Corp.
4.62% 1/11/23	9,100,000	9,088,322

LVIP PIMCO Low Duration Bond Fund–13

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
SHORT-TERM INVESTMENTS (continued)
Discounted Commercial Paper (continued)
Enel Finance America LLC
6.00% 1/12/23		3,600,000	$ 3,593,400
Entergy Corp.
4.70% 1/12/23		10,000,000	9,985,639
National Grid North America, Inc.
4.78% 1/23/23		11,700,000	11,665,823
Oracle Corp.
4.80% 1/26/23		8,534,000	8,505,553
Parker-Hannifin Corp.
4.70% 1/18/23		6,750,000	6,735,019
4.70% 1/19/23		750,000	748,237
Rotal Bank of Canada
4.37% 1/9/23	CAD	200,000	147,570
VW Credit, Inc.
4.75% 1/24/23		5,900,000	5,882,095
4.75% 1/25/23		2,400,000	2,392,400
			78,449,674
	Principal Amount°	Value (U.S. $)
SHORT-TERM INVESTMENTS (continued)
Repurchase Agreement–1.31%
RBC Capital Markets 4.32%, dated 12/30/22, to be repurchased on 1/3/23, repurchase price $15,300,000 (collateralized by U.S. Treasury Notes 0.75% 05/31/26; market value $15,644,587)	15,300,000	$ 15,300,000
		15,300,000
Total Short-Term Investments (Cost $150,255,736)		153,380,262

TOTAL INVESTMENTS–99.86% (Cost $1,207,230,765)	1,163,901,074

★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.14%	1,656,879
NET ASSETS APPLICABLE TO 127,190,884 SHARES OUTSTANDING–100.00%	$1,165,557,953
NET ASSET VALUE PER SHARE–LVIP PIMCO LOW DURATION BOND FUND STANDARD CLASS ($376,412,096 / 41,061,997 Shares)	$9.167
NET ASSET VALUE PER SHARE–LVIP PIMCO LOW DURATION BOND FUND SERVICE CLASS ($789,145,857 / 86,128,887 Shares)	$9.162
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$1,241,290,069
Distributable earnings/(accumulated loss)	(75,732,116)
TOTAL NET ASSETS	$1,165,557,953

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
× Fully or partially pledged as collateral for derivatives.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2022. Rate will reset at a future date.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
φ Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2022.
LVIP PIMCO Low Duration Bond Fund–14

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
Δ Securities have been classified by country of origin.
^ Zero coupon security. The rate shown is the yield at the time of purchase.
≠ The rate shown is the effective yield at the time of purchase.

★ Includes $2,135,000 cash collateral held at broker for futures contracts, $3,122,000 cash collateral held at brokers for centrally cleared swap contracts, $15,229 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $1,194,749 variation margin due from brokers on centrally cleared swap contracts, $9,363,482 payable for securities purchased, $147,470 payable for fund shares redeemed, $110,937 other accrued expenses payable, $626,291 due to manager and affiliates and $42,725 variation margin due to broker on futures contracts as of December 31, 2022.

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at December 31, 2022:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BNP	CAD	(22,632,000)	USD	16,871,342	1/10/23	$155,596	$ —
BNP	EUR	(47,859,000)	USD	50,112,135	1/10/23	—	(1,155,214)
BNP	EUR	22,450,000	USD	(23,931,972)	1/10/23	116,838	—
BNP	GBP	(16,743,000)	USD	20,404,468	1/10/23	157,474	—
BNP	ILS	(8,900,000)	USD	2,621,502	3/2/23	81,190	—
BNP	JPY	(36,400,000)	USD	268,640	1/10/23	—	(9,096)
GSI	CAD	(427,000)	USD	313,333	1/10/23	—	(2,044)
GSI	JPY	(2,000,000,000)	USD	14,483,728	2/27/23	—	(872,706)
JPMC	AUD	(24,361,000)	USD	16,533,455	2/16/23	—	(84,518)
JPMC	CAD	(200,000)	USD	146,622	1/9/23	—	(1,095)
JPMC	JPY	(39,000,000)	USD	284,135	1/11/23	—	(13,480)
JPMC	JPY	(300,000,000)	USD	2,191,576	1/23/23	—	(101,628)
JPMC	JPY	(1,281,640,500)	USD	9,389,217	3/1/23	—	(456,716)
JPMC	JPY	(4,025,000,000)	USD	29,822,770	3/20/23	—	(1,182,470)
Total Foreign Currency Exchange Contracts						$511,098	$(3,878,967)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
1,963	3 Month SOFR	$ 466,408,800	$ 466,591,220	9/19/23	$ —	$(182,420)
(700)	3 Month SOFR	(168,402,500)	(168,828,377)	9/17/24	425,877	—
(363)	U.S. Treasury 10 yr Ultra Notes	(42,936,094)	(43,060,873)	3/22/23	124,779	—
1,426	U.S. Treasury 2 yr Notes	292,441,408	292,301,843	3/31/23	139,565	—
(839)	U.S. Treasury Note	(90,553,008)	(90,566,715)	3/31/23	13,707	—
(64)	U.S. Treasury Ultra Bonds	(8,596,000)	(8,576,406)	3/22/23	—	(19,594)
Total Futures Contracts					$703,928	$(202,014)
LVIP PIMCO Low Duration Bond Fund–15

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
Swap Contracts1
Credit Default Swap (CDS) Contracts
Reference Obligation/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared:
Protection Purchased
CDX.NA.IG.37- Quarterly[4]	16,800,000	(1.00%)	12/20/26	$(190,959)	$(318,377)	$127,418	$—
CDX.NA.IG.39- Quarterly[4]	142,300,000	(1.00%)	12/20/27	(1,181,574)	(977,376)	—	(204,198)
Total CDS Contracts					$(1,295,753)	$127,418	$(204,198)
Swap Contracts1
Interest Rate Swap (IRS) Contracts
Reference Obligation/ Payment Frequency (Fixed Rate/Floating Rate)	Notional Amount[3]	Fixed Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared:
2 yr IRS-(Annual)	22,000,000	(2.61%)	4.30% [5]	5/12/24	$(605,425)	$—	$—	$(605,425)
2 yr IRS-(Annual)	111,800,000	(2.61%)	4.30% [5]	5/12/24	(3,066,987)	—	—	(3,066,987)
2 yr IRS-(Annual)	158,900,000	(2.59%)	4.30% [5]	5/18/24	(4,504,625)	—	—	(4,504,625)
2 yr IRS-(Annual)	146,400,000	(1.75%)	4.30% [5]	6/15/24	(6,924,121)	(1,520,187)	—	(5,403,934)
						$(1,520,187)	$—	$(13,580,971)

Reference Obligation/ Payment Frequency (Floating Rate/Floating Rate)	Notional Amount[3]	Floating Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared:
OIS IRS LIBOR03M/LIBOR01M-(Quarterly)	24,400,000	(4.77%) [6]	4.39% [7]	1/13/23	$(4,250)	$—	$—	$(4,250)
OIS IRS LIBOR03M/LIBOR01M-(Quarterly)	18,600,000	(4.77%) [6]	4.39% [7]	1/13/23	277	—	277	—
						$—	$277	$(4,250)
Total IRS Contracts						$(1,520,187)	$277	$(13,585,221)
The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures and centrally cleared swap contracts from the date the contracts were opened through December 31, 2022.
[3] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.
[4] Markit’s North America Investment Grade Index, or CDX.NA.IG Index, is composed of 125 of the most liquid North American entities with investment grade credit ratings that trade in the CDS market. Constituents for the index can be found at www.markit.com/Documentation.
[5] Rate resets based on SOFR12M-Secured Overnight Financing Rate
[6] Rate resets based on LIBOR03M.
[7] Rate resets based on LIBOR01M.

LVIP PIMCO Low Duration Bond Fund–16

LVIP PIMCO Low Duration Bond Fund
Statement of Net Assets (continued)
Summary of Abbreviations:
ARM–Adjustable Rate Mortgage
AUD–Australian Dollar
BBSW3M–Bank Bill Swap Rate 3 Months
BNP–BNP Paribas
CAD–Canadian Dollar
CDX.NA.IG–Credit Default Swap Index North American Investment Grade
CLO–Collateralized Loan Obligation
CSFB–Credit Suisse First Boston
EUR–Euro
EURIBOR03M–Euro InterBank Offered Rate EUR 3 Month
GBP–British Pound Sterling
GNMA–Government National Mortgage Association
GS–Goldman Sachs
GSI–Goldman Sachs International
HSBC–Hong Kong and Shanghai Banking Corporation
ILS–Israeli Shekel
IRS–Interest Rate Swap
JPMC–JPMorgan Chase
JPY–Japanese Yen
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
OIS–Overnight Index Swap
RBC–Royal Bank of Canada
SOFR–Secured Overnight Financing Rate
SOFR30A–Secured Overnight Financing Rate 30 Days Average
SONIA–Sterling Overnight Index Average
TSFR01M–1 Month Term Secured Overnight Financing Rate
TSFR03M–3 Month Term Secured Overnight Financing Rate
USD–United States Dollar
WF–Wells Fargo
WFRBS–Wells Fargo Royal Bank of Scotland
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP PIMCO Low Duration Bond Fund–17

LVIP PIMCO Low Duration Bond Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Interest	$ 22,779,890
EXPENSES:
Management fees	4,823,720
Distribution fees-Service Class	1,984,867
Shareholder servicing fees	279,776
Accounting and administration expenses	192,968
Professional fees	88,121
Interest expense on reverse repurchase agreements and securities sold short	71,815
Custodian fees	40,329
Trustees’ fees and expenses	30,909
Pricing fees	27,520
Reports and statements to shareholders	24,775
Consulting fees	3,384
Other	16,692
7,584,876
Less:
Management fees waived	(598,558)
Expenses reimbursed	(105,916)
Total operating expenses	6,880,402
NET INVESTMENT INCOME	15,899,488
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(14,498,303)
Foreign currencies	(1,193,608)
Foreign currency exchange contracts	3,426,656
Futures contracts	2,868,753
Options purchased	(163,770)
Options written	278,490
Swap contracts	653,980
Net realized loss	(8,627,802)
Net change in unrealized appreciation (depreciation) of:
Investments	(44,286,330)
Foreign currencies	(183,441)
Foreign currency exchange contracts	(1,024,822)
Futures contracts	4,096,742
Options purchased	6,561
Options written	(205,300)
Swap contracts	(13,351,388)
Net change in unrealized appreciation (depreciation)	(54,947,978)
NET REALIZED AND UNREALIZED LOSS	(63,575,780)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(47,676,292)
See accompanying notes, which are an integral part of the financial statements.
LVIP PIMCO Low Duration Bond Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 15,899,488	$ 7,663,051
Net realized loss	(8,627,802)	(1,840,788)
Net change in unrealized appreciation (depreciation)	(54,947,978)	(13,864,795)
Net decrease in net assets resulting from operations	(47,676,292)	(8,042,532)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(7,161,705)	(1,575,805)
Service Class	(10,026,856)	(7,915,736)
Return of capital:
Standard Class	(1,153,937)	(691,673)
Service Class	(5,364,047)	(3,474,477)
	(23,706,545)	(13,657,691)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	282,959,871	21,454,120
Service Class	279,459,476	354,244,395
Reinvestment of dividends and distributions:
Standard Class	8,315,642	2,267,478
Service Class	15,390,903	11,390,213
	586,125,892	389,356,206
Cost of shares redeemed:
Standard Class	(37,027,200)	(52,000,999)
Service Class	(263,325,234)	(252,208,950)
	(300,352,434)	(304,209,949)
Increase in net assets derived from capital share transactions	285,773,458	85,146,257
NET INCREASE IN NET ASSETS	214,390,621	63,446,034
NET ASSETS:
Beginning of year	951,167,332	887,721,298
End of year	$1,165,557,953	$ 951,167,332
See accompanying notes, which are an integral part of the financial statements.
LVIP PIMCO Low Duration Bond Fund–18

LVIP PIMCO Low Duration Bond Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP PIMCO Low Duration Bond Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 9.854	$ 10.085	$ 9.900	$ 9.882	$ 10.010
Income (loss) from investment operations:
Net investment income[1]	0.174	0.105	0.166	0.242	0.225
Net realized and unrealized gain (loss)	(0.655)	(0.170)	0.238	0.089	(0.111)
Total from investment operations	(0.481)	(0.065)	0.404	0.331	0.114
Less dividends and distributions from:
Net investment income	(0.143)	(0.115)	(0.153)	(0.313)	(0.242)
Net realized gain	—	—	(0.048)	—	—
Return of capital	(0.063)	(0.051)	(0.018)	—	—
Total dividends and distributions	(0.206)	(0.166)	(0.219)	(0.313)	(0.242)
Net asset value, end of period	$ 9.167	$ 9.854	$ 10.085	$ 9.900	$ 9.882
Total return[2]	(4.88%)	(0.64%)	4.09%	3.37%	1.16%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$376,412	$135,986	$167,331	$390,993	$493,734
Ratio of expenses to average net assets[3]	0.51%	0.53%	0.54%	0.54%	0.76%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.58%	0.57%	0.58%	0.58%	0.80%
Ratio of net investment income to average net assets[4]	1.85%	1.04%	1.64%	2.41%	2.25%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.78%	1.00%	1.60%	2.37%	2.21%
Portfolio turnover	1,035%	461%	852%	715%	2,370%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	The ratio of expenses to average net assets excluding interest expense for the year ended December 31, 2022, 2021, 2020, 2019, and 2018 was 0.50%, 0.53%, 0.54%, 0.54%, and 0.54%, respectively.
[4]	The ratio of net investment income to average net assets excluding interest expense for the years ended December 31, 2022, 2021, 2020, 2019, and 2018 was 1.86%, 1.04%, 1.64%, 2.41%, and 2.47%, respectively.
See accompanying notes, which are an integral part of the financial statements.
LVIP PIMCO Low Duration Bond Fund–19

LVIP PIMCO Low Duration Bond Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP PIMCO Low Duration Bond Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 9.849	$ 10.080	$ 9.898	$ 9.881	$ 10.011
Income (loss) from investment operations:
Net investment income[1]	0.152	0.079	0.140	0.217	0.200
Net realized and unrealized gain (loss)	(0.655)	(0.168)	0.238	0.088	(0.111)
Total from investment operations	(0.503)	(0.089)	0.378	0.305	0.089
Less dividends and distributions from:
Net investment income	(0.120)	(0.099)	(0.132)	(0.288)	(0.219)
Net realized gain	—	—	(0.048)	—	—
Return of capital	(0.064)	(0.043)	(0.016)	—	—
Total dividends and distributions	(0.184)	(0.142)	(0.196)	(0.288)	(0.219)
Net asset value, end of period	$ 9.162	$ 9.849	$ 10.080	$ 9.898	$ 9.881
Total return[2]	(5.12%)	(0.89%)	3.83%	3.11%	0.90%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$789,146	$815,181	$720,390	$564,954	$516,059
Ratio of expenses to average net assets[3]	0.76%	0.78%	0.79%	0.79%	1.01%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.83%	0.82%	0.83%	0.83%	1.05%
Ratio of net investment income to average net assets[4]	1.60%	0.79%	1.39%	2.16%	2.00%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.53%	0.75%	1.35%	2.12%	1.96%
Portfolio turnover	1,035%	461%	852%	715%	2,370%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	The ratio of expenses to average net assets excluding interest expense for the year ended December 31, 2022, 2021, 2020, 2019, and 2018 was 0.75%, 0.78%, 0.79%, 0.79%, and 0.79%, respectively.
[4]	The ratio of net investment income to average net assets excluding interest expense for the year ended December 31, 2022, 2021, 2020, 2019, and 2018 was 1.61%, 0.79%, 1.39%, 2.16%, and 2.22%, respectively.
See accompanying notes, which are an integral part of the financial statements.
LVIP PIMCO Low Duration Bond Fund–20

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP PIMCO Low Duration Bond Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek a high level of current income consistent with preservation of capital.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   Futures contracts and options on futures contracts are valued at the daily quoted settlement prices.   Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value.   Swap contracts are valued based upon valuations provided by an independent pricing service and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
LVIP PIMCO Low Duration Bond Fund–21

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies”. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2022, the value and cost of foreign currency held by the LVIP PIMCO Low Duration Bond Fund is $2,007,224 and $1,994,353 respectively.
Repurchase Agreements–The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on December 31, 2022, and matured on the next business day.
Reverse Repurchase Agreements–The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities to a bank or broker/dealer and agrees to repurchase the securities at an agreed upon date and price. The Fund will maintain, in a segregated account with its custodian, cash, cash equivalents or U.S. government securities in an amount sufficient to cover its obligations under reverse repurchase agreements. The Fund will subject its reverse repurchase agreements to the borrowing provisions set forth in the 1940 Act. The use of reverse repurchase agreements by the Fund creates leverage, which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. At December 31, 2022, there were no open reverse repurchase agreements.
Cash and Cash Equivalents–Cash and cash equivalents include deposits held at financial institutions, which are available for the Fund’s use with no restrictions, with original maturities of 90 days or less.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.50% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.05% on the first $500 million of the Fund’s average daily net assets and 0.075% of the Fund’s average daily net assets in excess of $500 million.   The agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
LVIP PIMCO Low Duration Bond Fund–22

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses exceed 0.50% of the Fund's average daily net assets for the Standard Class and 0.75% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2022, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2023	2024	2025	Total
LIAC	$ 150,231	$ 74,643	$ 105,916	$ 330,790
Pacific Investment Management Company (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$66,619
Legal	12,170
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $14,493 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 15,229
Management fees payable to LIAC	430,634
Distribution fees payable to LFD	166,997
Shareholder servicing fees payable to Lincoln Life	28,660
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2022, the Fund engaged in securities purchases of $70,156,832 and securities sales of $93,732,491, which resulted in net realized losses of $360,887.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP PIMCO Low Duration Bond Fund–23

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$ 348,205,434
Purchases of U.S. government securities	9,448,119,720
Sales other than U.S. government securities	264,262,295
Sales of U.S. government securities	9,491,593,660
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$1,209,878,478
Aggregate unrealized appreciation of investments and derivatives	$ 2,796,751
Aggregate unrealized depreciation of investments and derivatives	(62,141,305)
Net unrealized depreciation of investments and derivatives	$ (59,344,554)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
LVIP PIMCO Low Duration Bond Fund–24

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Collateralized Mortgage Obligations	$ —	$ 45,321,132	$ —	$ 45,321,132
Agency Commercial Mortgage-Backed Security	—	807,655	—	807,655
Agency Obligations	—	126,637,482	—	126,637,482
Corporate Bonds	—	420,976,625	—	420,976,625
Municipal Bonds	—	19,636,294	—	19,636,294
Non-Agency Asset-Backed Securities	—	215,131,351	—	215,131,351
Non-Agency Collateralized Mortgage Obligations	—	45,457,977	3,402,195	48,860,172
Non-Agency Commercial Mortgage-Backed Securities	—	54,548,885	—	54,548,885
Sovereign Bonds	—	20,056,972	—	20,056,972
Supranational Bank	—	2,431,542	—	2,431,542
U.S. Treasury Obligation	—	53,461,078	—	53,461,078
Money Market Fund	2,651,624	—	—	2,651,624
Short-Term Investments	—	153,380,262	—	153,380,262
Total Investments	$2,651,624	$1,157,847,255	$3,402,195	$1,163,901,074
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$ —	$ 511,098	$—	$ 511,098
Futures Contracts	$ 703,928	$ —	$—	$ 703,928
Swap Contracts	$ —	$ 127,695	$—	$ 127,695
Liabilities:
Foreign Currency Exchange Contracts	$ —	$ (3,878,967)	$—	$ (3,878,967)
Futures Contracts	$(202,014)	$ —	$—	$ (202,014)
Swap Contracts	$ —	$(13,789,419)	$—	$(13,789,419)
During the year ended December 31, 2022, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, straddle losses and mark-to-market of futures, forwards and swap contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$17,188,561	$9,491,541
Return of capital	6,517,984	4,166,150
Total	$23,706,545	$13,657,691
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$(13,240,490)
Other temporary differences	(3,147,072)
Net unrealized depreciation	(59,344,554)
Distributable earnings/(accumulated loss)	$(75,732,116)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
LVIP PIMCO Low Duration Bond Fund–25

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2022, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Long-Term	Total
$13,240,490	$13,240,490
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	30,249,185	2,130,576
Service Class	29,464,964	35,212,283
Shares reinvested:
Standard Class	908,218	230,107
Service Class	1,681,515	1,156,367
	62,303,882	38,729,333
Shares redeemed:
Standard Class	(3,895,894)	(5,152,377)
Service Class	(27,786,531)	(25,063,920)
	(31,682,425)	(30,216,297)
Net increase	30,621,457	8,513,036
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
LVIP PIMCO Low Duration Bond Fund–26

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
During the year ended December 31, 2022, the Fund entered into foreign currency exchange contracts to fix the U.S. dollar value of a security between trade date and settlement date; to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.   At December 31, 2022, the Fund pledged $2,101,202 in securities and $2,135,000 in cash as collateral for futures contracts.
During the year ended December 31, 2022, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Options Contracts–During the year ended December 31, 2022, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund's overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; as a cash management tool; and to generate income. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.
During the year ended December 31, 2022, the Fund used options contracts to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions; to generate income and to facilitate investments in portfolio securities.
Swap Contracts–The Fund may enter into CDS contracts and interest rate swap contracts in the normal course of pursuing its investment objective and strategies. The Fund may enter into CDS contracts in order to hedge against a credit event (including single name, baskets, and systemic), to enhance total return or to gain exposure to certain securities or markets. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or hedge against changes in interest rates.
Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such swap contract. Interest rate swaps may be used to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from(paid to) the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, trading these instruments through a central counterparty.
LVIP PIMCO Low Duration Bond Fund–27

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
During the year ended December 31, 2022, the Fund used interest rate swap contracts to manage the Fund's sensitivity to interest rates or to hedge against changes in interest rates.
Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.
During the year ended December 31, 2022, the Fund entered into CDS contracts as a purchaser of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to a central counterparty for centrally cleared CDS basket trades, as determined by an applicable central counterparty.
CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, by trading these instruments through a central counterparty.
During the year ended December 31, 2022, the Fund used CDS contracts to hedge against credit events and to gain exposure to certain securities or markets.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.
Fair values of derivative instruments as of December 31, 2022 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$ 511,098	Receivables and other assets net of liabilities	$ (3,878,967)
Futures contracts (Interest rate contracts)	Receivables and other assets net of liabilities	703,928	Receivables and other assets net of liabilities	(202,014)
Swap contracts (Credit contracts)	Receivables and other assets net of liabilities	127,418	Receivables and other assets net of liabilities	(204,198)
Swap contracts (Interest rate contracts)	Receivables and other assets net of liabilities	277	Receivables and other assets net of liabilities	(13,585,221)
Total		$1,342,721		$(17,870,400)
LVIP PIMCO Low Duration Bond Fund–28

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$3,426,656	$ (1,024,822)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	2,868,753	4,096,742
Options purchased (Interest rate contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(163,770)	6,561
Options written (Interest rate contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	278,490	(205,300)
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(92,093)	220,430
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	746,073	(13,571,818)
Total		$7,064,109	$(10,478,207)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$19,557,515	$128,030,990
Futures contracts (average notional value)	494,735,271	246,536,067
Options contracts (average value)	3,407	14,028
CDS contracts (average notional value)*	134,492,308	43,953,846
Interest rate swap contracts (average notional value)**	20,438,462	311,953,846

*Long represents buying protection and short represents selling protection.
**Long represents paying floating interest payments and short represent receiving floating interest payments.
At December 31, 2022, the Fund posted securities collateral (comprised of U.S. treasury securities) for certain open bilateral derivatives as follows:
Broker	Securities Collateral
BNP Paribas SA	$ 414,152
Goldman Sachs International	881,568
JPMorgan Chase Bank	1,194,724
Total	$2,490,444
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or
LVIP PIMCO Low Duration Bond Fund–29

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2022, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
BNP Paribas SA	$511,098	$(1,164,310)	$ (653,212)
Goldman Sachs International	—	(874,750)	(874,750)
JPMorgan Chase Bank	—	(1,839,907)	(1,839,907)
Total	$511,098	$(3,878,967)	$(3,367,869)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
BNP Paribas SA	$ (653,212)	$—	$—	$ 414,152	$—	$(239,060)
Goldman Sachs International	(874,750)	—	—	874,750	—	—
JPMorgan Chase Bank	(1,839,907)	—	—	1,194,724	—	(645,183)
Total	$(3,367,869)	$—	$—	$2,483,626	$—	$(884,243)

1	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
Repurchase Agreements
Repurchase agreements are entered into by the Fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral. The liability reflects the Fund’s obligation under bankruptcy law to return the excess to the counterparty. As of December 31, 2022, the following table is a summary of the Fund’s repurchase agreements by counterparty which are subject to offset under an MRA:
Counterparty	Repurchase Agreement	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Net Collateral Received	Net Exposure[1]
Renaissance Securities (Cyprus) Limited	$15,300,000	$(15,300,000)	$—	$(15,300,000)	$—
Total	$15,300,000	$(15,300,000)	$—	$(15,300,000)	$—

[1] Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
9. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
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LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU was effective for certain
LVIP PIMCO Low Duration Bond Fund–31

LVIP PIMCO Low Duration Bond Fund
Notes to Financial Statements (continued)
 11. Recent Accounting Pronouncements (continued)
reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the Financial Conduct Authority (FCA), regulator of financial services firms and financial markets in the United Kingdom, announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023. In December 2022, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2022-06, Reference Rate Reform (Topic 848)-Deferral of the Sunset Date of Topic 848. The amendments in this update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management is currently evaluating the impact, if any, of applying this ASU.
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP PIMCO Low Duration Bond Fund–32

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP PIMCO Low Duration Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP PIMCO Low Duration Bond Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP PIMCO Low Duration Bond Fund–33

LVIP PIMCO Low Duration Bond Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.  The Board concluded that the services provided by LIAC were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022.  The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction.  The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2023.  The Board noted that the net investment management
LVIP PIMCO Low Duration Bond Fund–34

LVIP PIMCO Low Duration Bond Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
fee, giving effect to the advisory fee waiver, was higher than the median net investment management fee of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2023 and an expense limitation for the Fund through April 30, 2023.  The Board concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits.  The Board reviewed materials provided by LIAC as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LIAC and Pacific Investment Management Company LLC (“PIMCO”) on behalf of the LVIP PIMCO Low Duration Bond Fund, the Board considered the nature, extent and quality of services provided by PIMCO under the subadvisory agreement.  The Board considered the services provided by PIMCO, the backgrounds of the investment professionals and PIMCO’s investment strategy and resources.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance.  The Board reviewed the LVIP PIMCO Low Duration Bond Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Short-Term Bond funds category and the ICE BofA 1-3 Year US Treasury Total Return USD Index.  The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one- and three-year periods, and below the return of the Morningstar peer group median and above the benchmark index for the five-year period.  The Board considered LIAC’s comments that the Fund underperformed compared to peer funds over longer time periods due to overall higher credit quality than peers and underperformed the benchmark over the one- and three-year periods as credit spreads widened the last year amid market volatility. The Board determined that the services provided by PIMCO were satisfactory.
Subadvisory Fee and Economies of Scale.  The Board reviewed the subadvisory fee schedule, which contains a breakpoint.  The Board considered that the subadvisory fee rates paid to PIMCO were reduced effective September 2021, that LIAC compensates PIMCO from its fees and that the subadvisory fee schedule was negotiated between LIAC and PIMCO, which is an unaffiliated third party of LIAC.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  The Board considered information provided by PIMCO regarding PIMCO’s estimated profitability in providing subadvisory services to the Fund.  The Board reviewed materials provided by PIMCO as to any additional benefits it receives and noted that PIMCO stated that it may derive indirect benefits due to an increase in total assets under management and may receive research from trading activity.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP PIMCO Low Duration Bond Fund–35

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP PIMCO Low Duration Bond Fund–36

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP PIMCO Low Duration Bond Fund–37

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP PIMCO Low Duration Bond Fund–38

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP PIMCO Low Duration Bond Fund–39

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP PIMCO Low Duration Bond Fund–40

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Schroder Investment Management
North America Inc.
The Fund returned (18.92%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the S&P 500® Index1, returned (18.11%).
2022 was a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates, and negative returns for most asset classes.
 There was a worldwide inflation surge from mid-2021 to 2022, driven by a rapid recovery of consumer demand amid widespread supply shortages. The effects of the Covid-19 pandemic continued to ease but still contributed to disruptions in global supply chains. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced persistent and structural increases climbing to levels not seen in four decades, with similarly high readings in most other countries. Furthermore, the abrupt Russian invasion of Ukraine exacerbated economic disruptions and supply shortages that added to inflationary pressures and market volatility.
 In order to combat high inflation, the U.S. Federal Reserve (“Fed”), along with other major central banks, had to take drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near-zero rate, the Fed hiked the Fed Funds rate by 4.25% in 2022, which was the fastest pace of rate hikes ever. Out of the five times rates hiked 75bps in the past 30 years, four took place in 2022.  Moreover, these rate hikes coincided with a reversal from quantitative easing to a period of quantitative tightening, which involved the Fed shrinking its $9 trillion balance sheet and reducing market liquidity. As a result, U.S. Treasury yields reversed their long-past-four-decade decline. The 10-year U.S. treasury yield rose sharply from 1.51% at the end of 2021 to 3.88% as of December 31, 2022. The yield spread between the 2-year and 10-year U.S. Treasury also closed the year at –55bps, marking the largest inversion seen since 1981. These dynamics resulted in U.S. fixed-income markets suffering the worst year in history. In 2022, for the first time ever, both the Bloomberg U.S. Aggregate Bond Index2 and the Bloomberg U.S. Treasury Index3 posted double digit negative returns of 13.1% (–13.1%) and 12.5% (–12.5%), respectively, which were the worst yearly returns since the inception of those indices in the 1970s. However, despite much higher yields, credit spreads were generally resilient, especially in the second half of the year on the strength of healthy corporate fundamentals.
 After rising for three consecutive years, from the beginning of 2019 to year-end 2021, the S&P 500® Index (total return) doubled and Nasdaq® Composite Index4 more than doubled. This remarkable bull market came to an end in 2022. While earnings growth was positive during the first three quarters of the year, financial conditions continued to tighten and equity market volatility, as indicated by the CBOE Volatility Index5, stayed elevated throughout the year. Sharply rising interest rates diminished the equity risk premium and compressed price multiples. During 2022, domestic equity markets entered the longest and one of the worst bear markets since the Global
Financial Crisis of 2008. The S& P 500® Index (total return) returned (18.1%), and the Nasdaq® Composite Index returned (32.4%). Wide dispersion in performance across investment styles and geographies continued throughout 2022. Value-oriented equities, known for their more defensive characteristics, outperformed growth-oriented equities across all market capitalizations.  Within the U.S., mega cap equities suffered the worst declines, followed by more economically sensitive small cap equities.  Developed international equity markets fared slightly better, outperforming domestic equity markets.  However, emerging market equities lagged all other geographies partly fueled by a slowdown in economic activity, highlighted by China’s zero-Covid policy that persisted through much of 2022.
This Fund utilizes a volatility management overlay and invests predominantly in large cap stocks.  The Fund has exposure to both growth and value factors through allocations to multiple strategies, with the resulting portfolio having a bias towards growth relative to its benchmark.  During calendar year 2022, exposure to growth-oriented equities generally detracted from relative returns, while exposure to value-oriented equities generally contributed to relative returns.
Despite a difficult market environment with high equity and cross-asset volatility and repeated V-shaped markets, the risk management overlay of the Fund not only reduced Fund volatility meaningfully, but also had a positive impact on relative performance in 2022.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Michael Hoppe
Alex Zeng
Schroder Investment Management
North America Inc.:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–1

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
2022 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 5/1/13 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $20,763 for the Standard Class shares and to $20,073 for the Service Class shares. For comparison, look at how the S&P 500® Index did from 5/1/13 through 12/31/22. The same $10,000 investment would have increased to $28,966. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 18.92%
Five Years	+ 6.95%
Inception (5/1/13)	+ 7.85%
Service Class Shares
One Year	- 19.20%
Five Years	+ 6.58%
Inception (5/1/13)	+ 7.47%
1. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3. The Bloomberg US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The US Treasury Index is a component of the US Aggregate, US Universal, Global Aggregate and Global Treasury Indices. The US Treasury Index has history back to January 1, 1973.
4. The Nasdaq® Composite index is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq® Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces the order of magnitude of the result.
5. The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–2

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,021.20	0.10%	$0.51
Service Class Shares	1,000.00	1,019.40	0.45%	2.29
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.70	0.10%	$0.51
Service Class Shares	1,000.00	1,022.90	0.45%	2.29

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–3

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Investment Companies	99.83%
Equity Funds	93.27%
Money Market Fund	6.56%
Total Investments	99.83%
Receivables and Other Assets Net of Liabilities	0.17%
Total Net Assets	100.00%
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–4

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–99.83%
Equity Funds–93.27%
✠Fidelity ® --
VIP Contrafund® Portfolio	7,658,807	$ 290,115,608
VIP Equity-Income Portfolio	5,421,420	127,728,663
		417,844,271
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Money Market Fund–6.56%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	29,396,378	$ 29,396,378
		29,396,378
Total Investment Companies (Cost $378,231,958)		447,240,649

TOTAL INVESTMENTS–99.83% (Cost $378,231,958)	447,240,649
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.17%	760,107
NET ASSETS APPLICABLE TO 35,643,366 SHARES OUTSTANDING–100.00%	$448,000,756
NET ASSET VALUE PER SHARE–LVIP FIDELITY INSTITUTIONAL AM® SELECT CORE EQUITY MANAGED VOLATILITY FUND STANDARD CLASS ($74,305 / 5,901 Shares)	$12.592
NET ASSET VALUE PER SHARE–LVIP FIDELITY INSTITUTIONAL AM® SELECT CORE EQUITY MANAGED VOLATILITY FUND SERVICE CLASS ($447,926,451 / 35,637,465 Shares)	$12.569
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$383,234,314
Distributable earnings/(accumulated loss)	64,766,442
TOTAL NET ASSETS	$448,000,756

✠ Initial Class.
★ Includes $848,866 cash collateral held at broker for futures contracts, $21,588 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $54,530 variation margin due from broker on futures contracts, $163,621 payable for fund shares redeemed, $17,512 other accrued expenses payable, $175,634 due to manager and affiliates and $27,435 payable for audit fee as of December 31, 2022.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–5

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Statement of Net Assets (continued)
The following futures contracts were outstanding at December 31, 2022:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
(1)	British Pound	$ (75,525)	$ (76,374)	3/13/23	$ 849	$ —
(1)	Euro	(134,425)	(133,758)	3/13/23	—	(667)
(1)	Japanese Yen	(96,338)	(92,256)	3/13/23	—	(4,082)
					849	(4,749)
Equity Contracts:
(5)	E-mini MSCI Emerging Markets Index	(239,850)	(240,250)	3/17/23	401	—
(70)	E-mini S&P 500 Index	(13,513,500)	(13,518,141)	3/17/23	4,641	—
(2)	Euro STOXX 50 Index	(81,033)	(81,723)	3/17/23	690	—
(1)	FTSE 100 Index	(90,260)	(90,542)	3/17/23	281	—
					6,013	—
Total Futures Contracts					$6,862	$(4,749)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–6

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends	$ 4,593,760
EXPENSES:
Management fees	3,457,463
Distribution fees-Service Class	1,728,317
Shareholder servicing fees	143,238
Accounting and administration expenses	104,036
Professional fees	37,957
Trustees’ fees and expenses	16,544
Reports and statements to shareholders	11,695
Custodian fees	8,871
Consulting fees	3,669
Pricing fees	684
Other	9,592
5,522,066
Less:
Management fees waived	(3,087,020)
Expenses reimbursed	(237,502)
Total operating expenses	2,197,544
NET INVESTMENT INCOME	2,396,216
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(5,111,402)
Distributions from investment companies	19,629,142
Foreign currencies	(1,322)
Futures contracts	2,150,477
Net realized gain	16,666,895
Net change in unrealized appreciation (depreciation) of:
Investments	(131,203,547)
Foreign currencies	86
Futures contracts	(465,372)
Net change in unrealized appreciation (depreciation)	(131,668,833)
NET REALIZED AND UNREALIZED LOSS	(115,001,938)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(112,605,722)
See accompanying notes, which are an integral part of the financial statements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 2,396,216	$ 817,563
Net realized gain	16,666,895	87,803,062
Net change in unrealized appreciation (depreciation)	(131,668,833)	47,819,665
Net increase (decrease) in net assets resulting from operations	(112,605,722)	136,440,290
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(20,542)	(5,903)
Service Class	(75,534,648)	(21,071,429)
	(75,555,190)	(21,077,332)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,735	208
Service Class	27,194,919	40,860,879
Reinvestment of dividends and distributions:
Standard Class	20,542	5,903
Service Class	75,534,648	21,071,429
	102,754,844	61,938,419
Cost of shares redeemed:
Standard Class	(53,036)	(13,394)
Service Class	(63,624,276)	(110,347,194)
	(63,677,312)	(110,360,588)
Increase (decrease) in net assets derived from capital share transactions	39,077,532	(48,422,169)
NET INCREASE (DECREASE) IN NET ASSETS	(149,083,380)	66,940,789
NET ASSETS:
Beginning of year	597,084,136	530,143,347
End of year	$ 448,000,756	$ 597,084,136
See accompanying notes, which are an integral part of the financial statements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–7

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20 [1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 18.674	$ 15.290	$ 13.110	$ 12.098	$ 13.486
Income (loss) from investment operations:
Net investment income[2]	0.129	0.085	0.088	0.113	0.145
Net realized and unrealized gain (loss)	(3.708)	4.030	2.527	2.220	(0.878)
Total from investment operations	(3.579)	4.115	2.615	2.333	(0.733)
Less dividends and distributions from:
Net investment income	(0.139)	(0.243)	(0.089)	(0.157)	(0.175)
Net realized gain	(2.364)	(0.488)	(0.346)	(1.164)	(0.480)
Total dividends and distributions	(2.503)	(0.731)	(0.435)	(1.321)	(0.655)
Net asset value, end of period	$ 12.592	$ 18.674	$ 15.290	$ 13.110	$ 12.098
Total return[3]	(18.92%)	26.98%	20.26%	20.04%	(5.85%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 74	$ 153	$ 132	$ 124	$ 109
Ratio of expenses to average net assets[4]	0.10%	0.10%	0.10%	0.10%	0.10%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.77%	0.77%	0.77%	0.77%	0.76%
Ratio of net investment income (loss) to average net assets	0.83%	0.49%	0.64%	0.87%	1.07%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.16%	(0.18%)	(0.03%)	0.20%	0.41%
Portfolio turnover	15%	20%	16%	15%	43%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–8

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20 [1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 18.648	$ 15.270	$ 13.100	$ 12.095	$ 13.479
Income (loss) from investment operations:
Net investment income[2]	0.073	0.024	0.040	0.067	0.097
Net realized and unrealized gain (loss)	(3.698)	4.021	2.519	2.215	(0.874)
Total from investment operations	(3.625)	4.045	2.559	2.282	(0.777)
Less dividends and distributions from:
Net investment income	(0.090)	(0.179)	(0.043)	(0.113)	(0.127)
Net realized gain	(2.364)	(0.488)	(0.346)	(1.164)	(0.480)
Total dividends and distributions	(2.454)	(0.667)	(0.389)	(1.277)	(0.607)
Net asset value, end of period	$ 12.569	$ 18.648	$ 15.270	$ 13.100	$ 12.095
Total return[3]	(19.20%)	26.54%	19.84%	19.62%	(6.18%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 447,926	$596,931	$530,011	$451,758	$404,985
Ratio of expenses to average net assets[4]	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.12%	1.12%	1.12%	1.12%	1.11%
Ratio of net investment income (loss) to average net assets	0.48%	0.14%	0.29%	0.52%	0.72%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.19%)	(0.53%)	(0.38%)	(0.15%)	0.06%
Portfolio turnover	15%	20%	16%	15%	43%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–9

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund. The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the Fidelity® - VIP Contrafund® Portfolio and VIP Equity-Income Portfolio (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The Fidelity® - VIP Contrafund® Portfolio and VIP Equity-Income Portfolio, which are advised by an unaffiliated adviser, invest primarily in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation – The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–10

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.70% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.625% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
 The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.095% of the Fund’s average daily net assets for the Standard Class and 0.445% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2022, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2023	2024	2025	Total
LIAC	$ 245,320	$ 234,492	$ 237,502	$ 717,314
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$35,627
Legal	6,316
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $5,321 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–11

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2022, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 21,588
Management fees payable to LIAC	29,018
Distribution fees payable to LFD	135,396
Shareholder servicing fees payable to Lincoln Life	11,220
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$69,300,525
Sales	82,842,002
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$402,913,070
Aggregate unrealized appreciation of investments and derivatives	$ 46,818,853
Aggregate unrealized depreciation of investments and derivatives	(2,491,270)
Net unrealized appreciation of investments and derivatives	$ 44,327,583
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–12

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment Companies	$447,240,649	$—	$—	$447,240,649
Derivatives:
Assets:
Futures Contracts	$ 6,862	$—	$—	$ 6,862
Liabilities:
Futures Contracts	$ (4,749)	$—	$—	$ (4,749)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$3,206,830	$14,553,470
Long-term capital gains	72,348,360	6,523,862
Total	$75,555,190	$21,077,332
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$20,438,860
Other temporary differences	(1)
Net unrealized appreciation	44,327,583
Distributable earnings/(accumulated loss)	$64,766,442
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
At December 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	316	12
Service Class	1,745,805	2,474,458
Shares reinvested:
Standard Class	1,646	317
Service Class	6,082,575	1,134,715
	7,830,342	3,609,502
Shares redeemed:
Standard Class	(4,283)	(759)
Service Class	(4,201,923)	(6,307,953)
	(4,206,206)	(6,308,712)
Net increase (decrease)	3,624,136	(2,699,210)
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–13

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Notes to Financial Statements (continued)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2022, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
Fair values of derivative instruments as of December 31, 2022 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$6,013	Receivables and other assets net of liabilities	$ —
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	849	Receivables and other assets net of liabilities	(4,749)
Total		$6,862		$(4,749)
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–14

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$2,093,504	$(459,790)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	56,973	(5,582)
Total		$2,150,477	$(465,372)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$6,783,840	$49,382,631
9. Risk Factors
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–16

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Schroders Investment Management North America Inc. (“SIMNA”) (collectively, with the investment management agreement “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), SIMNA and Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, SIMNA, Morningstar and Broadridge provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SIMNA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Underlying Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of the Fund and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board considered complex-wide information provided by Broadridge, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information by Broadridge. The Board also considered an impact analysis provided by LIAC of the overlay/cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–17

LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Fund’s Managed Volatility Sleeve to SIMNA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LIAC management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s performance.
The Board reviewed performance of the LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund. In its review, the Board considered the total return and standard deviation data provided by each of Broadridge comparing the performance of the Fund and Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar Large Growth funds category and the S&P 500 Total Return USD Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Large Growth funds category and the benchmark index. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2023. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Managed Volatility Sleeve - Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA has an affiliated investment adviser, SIMNA Ltd., as sub-subadviser in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LIAC management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LIAC compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits they would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Fidelity Institutional AM® Select Core Equity Managed Volatility Fund–23

LVIP SSGA Index Allocation Funds
LVIP SSGA Conservative Index Allocation Fund
LVIP SSGA Moderate Index Allocation Fund
LVIP SSGA Moderately Aggressive Index Allocation Fund
LVIP SSGA Structured Allocation Funds
LVIP SSGA Conservative Structured Allocation Fund
LVIP SSGA Moderate Structured Allocation Fund
LVIP SSGA Moderately Aggressive Structured Allocation Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP SSGA Allocation Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Allocation Funds
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
The LVIP SSGA Conservative Index Allocation Fund returned (14.75)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its composite benchmark, the Conservative Index Allocation Composite1, returned (14.16)% and its broad-based benchmark index, the Bloomberg U.S. Aggregate Bond Index2, returned (13.01)%.
The LVIP SSGA Moderate Index Allocation Fund returned (15.41)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its composite benchmark, the Moderate Index Allocation Composite3, returned (14.88)% and its broad-based benchmark index, the Bloomberg U.S. Aggregate Bond Index, returned (13.01)%.
The LVIP SSGA Moderately Aggressive Index Allocation Fund returned (15.88)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its composite benchmark, the Moderately Aggressive Index Allocation Composite4, returned (15.45)% and its broad-based benchmark index, the The S&P 500® Index5, returned (18.11)%.
2022 was a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates, and negative returns for most asset classes.
There was a worldwide inflation surge from mid-2021 to 2022, driven by a rapid recovery of consumer demand amid widespread supply shortages. The effects of the Covid-19 pandemic continued to ease but still contributed to disruptions in global supply chains. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced persistent and structural increases climbing to levels not seen in four decades, with similarly high readings in most other countries. Furthermore, the abrupt Russian invasion of Ukraine exacerbated economic disruptions and supply shortages that added to inflationary pressures and market volatility.
In order to combat high inflation, the U.S. Federal Reserve (“Fed”), along with other major central banks, had to take drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near-zero rate, the Fed hiked the Fed Funds rate by 4.25% in 2022, which was the fastest pace of rate hikes ever. Out of the five times rates hiked 75bps in the past 30 years, four took place in 2022.  Moreover, these rate hikes coincided with a reversal from quantitative easing to a period of quantitative tightening, which involved the Fed shrinking its $9 trillion balance sheet and reducing market liquidity. As a result, U.S. Treasury yields reversed their long-past-four-decade decline. The 10-year U.S. treasury yield rose sharply from 1.51% at the end of 2021 to 3.88% as of December 31, 2022. The yield spread between the 2-year and 10-year U.S. Treasury also closed the year at –55bps, marking the largest inversion seen since 1981. These dynamics resulted in U.S. fixed-income markets suffering the worst year in history. In 2022, for the first time ever, both the Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted double digit negative returns of 13.1% (-13.1%) and 12.5%
(-12.5%), respectively, which were the worst yearly returns since the inception of those indices in the 1970s. However, despite much higher yields, credit spreads were generally resilient, especially in the second half of the year on the strength of healthy corporate fundamentals.
After rising for three consecutive years, from the beginning of 2019 to year-end 2021, the S&P 500 Index (total return) doubled and Nasdaq Composite Index more than doubled. This remarkable bull market came to an end in 2022. While earnings growth was positive during the first three quarters of the year, financial conditions continued to tighten and equity market volatility, as indicated by the CBOE Market Volatility Index, stayed elevated throughout the year. Sharply rising interest rates diminished the equity risk premium and compressed price multiples. During 2022, domestic equity markets entered the longest and one of the worst bear markets since the Global Financial Crisis of 2008. The S&P 500 Index (total return) returned (18.1%), and the Nasdaq Composite Index returned (32.4%). Wide dispersion in performance across investment styles and geographies continued throughout 2022. Value-oriented equities, known for their more defensive characteristics, outperformed growth-oriented equities across all market capitalizations.  Within the U.S., mega cap equities suffered the worst declines, followed by more economically sensitive small cap equities.  Developed international equity markets fared slightly better, outperforming domestic equity markets.  However, emerging market equities lagged all other geographies partly fueled by a slowdown in economic activity, highlighted by China’s zero-Covid policy that persisted through much of 2022.
The Funds operate in a fund of funds structure, investing all their assets in passive index-tracking mutual funds and exchange traded funds.  The Funds are designed to have a strategic asset allocation that is in line with the Funds’ respective prospectus benchmarks.  During the calendar year 2022, the performance of the LVIP SSGA Index Allocation Funds was mainly driven by the Funds’ asset allocation and their underlying holdings, while performing in line with their composite benchmarks for the year.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Michael Hoppe
Jay Shearon
Jason Forsythe
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSGA Allocation Funds–1

LVIP SSGA Allocation Funds
2022 Annual Report Commentary (unaudited) (continued)
LVIP SSGA Conservative Index Allocation Fund
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Conservative Index Allocation Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,394 for the Standard Class shares and to $14,038 for the Service Class shares. For comparison, look at how the Conservative Index Allocation Composite did from 12/31/12 through 12/31/22. The same $10,000 investment would have increased to $15,190. For additional comparison, the Bloomberg U.S. Aggregate Bond Index would have increased to $11,108. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 14.75%
Five Years	+ 2.25%
Ten Years	+ 3.71%
Service Class Shares
One Year	- 14.96%
Five Years	+ 1.99%
Ten Years	+ 3.45%
LVIP SSGA Moderate Index Allocation Fund
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Moderate Index Allocation Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,650 for the Standard Class shares and to $16,239 for the Service Class shares. For comparison, look at how the Moderate Index Allocation Composite did from 12/31/12 through 12/31/22. The same $10,000 investment would have increased to $17,543. For additional comparison, the Bloomberg U.S. Aggregate Bond Index would have increased to $11,108. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 15.41%
Five Years	+ 3.33%
Ten Years	+ 5.23%
Service Class Shares
One Year	- 15.62%
Five Years	+ 3.07%
Ten Years	+ 4.97%

LVIP SSGA Allocation Funds–2

LVIP SSGA Allocation Funds
2022 Annual Report Commentary (unaudited) (continued)
LVIP SSGA Moderately Aggressive Index Allocation Fund
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Moderately Aggressive Index Allocation Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,433 for the Standard Class shares and to $17,003 for the Service Class shares. For comparison, look at how the Moderately Aggressive Index Allocation Composite did from 12/31/12 through 12/31/22. The same $10,000 investment would have increased to $18,364. For additional comparison, the The S&P 500® Index would have increased to $32,655. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 15.88%
Five Years	+ 3.48%
Ten Years	+ 5.72%
Service Class Shares
One Year	- 16.09%
Five Years	+ 3.22%
Ten Years	+ 5.45%
1. The Conservative Index Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Conservative Index Allocation Composite is constructed as follows: 17% S&P 500® Index, 3% S&P MidCap 400® Index, 2% Russell 2000® Index, 14% MSCI EAFE® NR Index, 4% MSCI EAFE Emerging Markets NR Index, 50% Bloomberg U.S. Aggregate Bond Index and 10% Bloomberg U.S. TIPS Index.
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities. MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency)
3. The Moderate Index Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Moderate Index Allocation Composite is constructed as follows: 24% S&P 500®Index, 6% S&P MidCap 400®Index, 4% Russell 2000® Index, 20% MSCI EAFE® NR Index, 6% MSCI Emerging Markets NR Index, 30% Bloomberg U.S. Aggregate Bond Index and 10% Bloomberg U.S. TIPS Index.
4. The Moderately Aggressive Index Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Moderately Aggressive Index Allocation Composite is constructed as follows: 26% S&P 500® Index, 7% S&P MidCap 400®Index, 5% Russell 2000® Index, 22% MSCI EAFE® NR Index, 10%MSCI Emerging Markets NR Index, 25% Bloomberg U.S. Aggregate Bond Index and 5% Bloomberg U.S. TIPS Index.
5.  The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by the investment adviser on behalf of the Fund.  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the investment adviser on behalf of the Fund.  The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in the Fund nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.

LVIP SSGA Allocation Funds–3

LVIP SSGA Structured Allocation Funds
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
The LVIP SSGA Conservative Structured Allocation Fund returned (13.30)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its composite benchmark, the Conservative Structured Allocation Composite1, returned (14.16)% and its broad-based benchmark index, the Bloomberg U.S. Aggregate Bond Index2, returned (13.01)%.
The LVIP SSGA Moderate Structured Allocation Fund returned (13.15)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its composite benchmark, the Moderate Structured Allocation Composite3, returned (14.88)% and its broad-based benchmark index, the Bloomberg U.S. Aggregate Bond Index, returned (13.01)%.
The LVIP SSGA Moderately Aggressive Structured Allocation Fund returned (13.13)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its composite benchmark, the Moderately Aggressive Structured Allocation Composite4, returned (15.45)% and its broad-based benchmark index, the S&P 500® Index5, returned (18.11)%.
2022 was a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates, and negative returns for most asset classes.
 There was a worldwide inflation surge from mid-2021 to 2022, driven by a rapid recovery of consumer demand amid widespread supply shortages. The effects of the Covid-19 pandemic continued to ease but still contributed to disruptions in global supply chains. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced persistent and structural increases climbing to levels not seen in four decades, with similarly high readings in most other countries. Furthermore, the abrupt Russian invasion of Ukraine exacerbated economic disruptions and supply shortages that added to inflationary pressures and market volatility.
 In order to combat high inflation, the U.S. Federal Reserve (“Fed”), along with other major central banks, had to take drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near-zero rate, the Fed hiked the Fed Funds rate by 4.25% in 2022, which was the fastest pace of rate hikes ever. Out of the five times rates hiked 75bps in the past 30 years, four took place in 2022.  Moreover, these rate hikes coincided with a reversal from quantitative easing to a period of quantitative tightening, which involved the Fed shrinking its $9 trillion balance sheet and reducing market liquidity. As a result, U.S. Treasury yields reversed their long-past-four-decade decline. The 10-year U.S. treasury yield rose sharply from 1.51% at the end of 2021 to 3.88% as of December 31, 2022. The yield spread between the 2-year and 10-year U.S. Treasury also closed the year at –55bps, marking the largest inversion seen since 1981. These dynamics resulted in U.S. fixed-income markets suffering the worst year in history. In 2022, for the first time ever, both the Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted double digit negative returns of 13.0% (–13.0%) and 12.5% (–12.5%), respectively, which were the worst yearly returns since the inception of those indices in the 1970s. However, despite much higher yields, credit spreads were generally resilient, especially in the second half of the year on the strength of healthy corporate fundamentals.
 After rising for three consecutive years, from the beginning of 2019 to year-end 2021, the S&P 500 Index (total return) doubled and Nasdaq® Composite Index more than doubled. This remarkable bull market came to an end in 2022. While earnings growth was positive during the first three quarters of the year, financial conditions continued to tighten and equity market volatility, as indicated by the CBOE Volatility Index, stayed elevated throughout the year. Sharply rising interest rates diminished the equity risk premium and compressed price multiples. During 2022, domestic equity markets entered the longest and one of the worst bear markets since the Global Financial Crisis of 2008. The S&P 500 Index (total return) returned (18.1%), and the Nasdaq® Composite Index returned (32.4%). Wide dispersion in performance across investment styles and geographies continued throughout 2022. Value-oriented equities, known for their more defensive characteristics, outperformed growth-oriented equities across all market capitalizations.  Within the U.S., mega cap equities suffered the worst declines, followed by more economically sensitive small cap equities.  Developed international equity markets fared slightly better, outperforming domestic equity markets.  However, emerging market equities lagged all other geographies partly fueled by a slowdown in economic activity, highlighted by China’s zero-Covid policy that persisted through much of 2022.
 The Funds operate in a fund of funds structure, investing all their assets in passive index-tracking mutual funds and exchange traded funds.  The Funds are designed to have a strategic asset allocation that is in line with the Funds’ respective prospectus benchmarks.  During the calendar year 2022, the performance of the LVIP SSGA Index Allocation Funds was mainly driven by the Funds’ asset allocation and their underlying holdings, while performing in line with their composite benchmarks for the year.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Michael Hoppe
Jay Shearon
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSGA Allocation Funds–4

LVIP SSGA Structured Allocation Funds
2022 Annual Report Commentary (unaudited) (continued)
LVIP SSGA Conservative Structured Allocation Fund
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Conservative Structured Allocation Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,333 for the Standard Class shares and to $13,979 for the Service Class shares. For comparison, look at how the Conservative Structured Allocation Composite did from 12/31/12 through 12/31/22. The same $10,000 investment would have increased to $15,190. For additional comparison, the Bloomberg U.S. Aggregate Bond Index would have increased to $11,108. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 13.30%
Five Years	+ 1.98%
Ten Years	+ 3.67%
Service Class Shares
One Year	- 13.52%
Five Years	+ 1.72%
Ten Years	+ 3.41%
LVIP SSGA Moderate Structured Allocation Fund
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Moderate Structured Allocation Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,596 for the Standard Class shares and to $16,186 for the Service Class shares. For comparison, look at how the Moderate Structured Allocation Composite did from 12/31/12 through 12/31/22. The same $10,000 investment would have increased to $17,543. For additional comparison, the Bloomberg U.S. Aggregate Bond Index would have increased to $11,108. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 13.15%
Five Years	+ 2.99%
Ten Years	+ 5.20%
Service Class Shares
One Year	- 13.38%
Five Years	+ 2.73%
Ten Years	+ 4.93%

LVIP SSGA Allocation Funds–5

LVIP SSGA Structured Allocation Funds
2022 Annual Report Commentary (unaudited) (continued)
LVIP SSGA Moderately Aggressive Structured Allocation Fund
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Moderately Aggressive Structured Allocation Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,278 for the Standard Class shares and to $16,853 for the Service Class shares. For comparison, look at how the Moderately Aggressive Structured Allocation Composite did from 12/31/12 through 12/31/22. The same $10,000 investment would have increased to $18,364. For additional comparison, the S&P 500® Index would have increased to $32,655. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 13.13%
Five Years	+ 3.07%
Ten Years	+ 5.62%
Service Class Shares
One Year	- 13.35%
Five Years	+ 2.81%
Ten Years	+ 5.36%
1. The Conservative Structured Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Conservative Structured Allocation Composite is constructed as follows: 17% S&P 500® Index, 3% S&P MidCap 400® Index, 2% Russell 2000® Index, 14% MSCI EAFE® NR Index, 4% MSCI EAFE Emerging Markets NR Index, 50% Bloomberg U.S. Aggregate Bond Index and 10% Bloomberg U.S. TIPS Index.
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities. MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
3. The Moderate Structured Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Moderate Structured Allocation Composite is constructed as follows: 24% S&P 500® Index, 6% S&P MidCap 400® Index, 4% Russell 2000® Index, 20% MSCI EAFE® NR Index, 6% MSCI Emerging Markets NR Index, 30% Bloomberg U.S. Aggregate Bond Index and 10% Bloomberg U.S. TIPS Index.
4. The Moderately Aggressive Structured Allocation Composite is an unmanaged index compiled by LIAC, the Fund’s adviser. The Moderately Aggressive Structured Allocation Composite is constructed as follows: 26% S&P 500® Index, 7% S&P MidCap 400® Index, 5% Russell 2000® Index, 22% MSCI EAFE® NR Index, 10% MSCI Emerging Markets NR Index, 25% Bloomberg U.S. Aggregate Bond Index and 5% Bloomberg U.S. TIPS Index.
5.  The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by the investment adviser on behalf of the Fund.  Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the investment adviser on behalf of the Fund.  The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in the Fund nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.

LVIP SSGA Allocation Funds–6

LVIP SSGA Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ expenses shown in the tables reflect expense reimbursements in effect.
LVIP SSGA Conservative Index Allocation Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$993.80	0.20%	$1.01
Service Class Shares	1,000.00	992.50	0.45%	2.26
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.20	0.20%	$1.02
Service Class Shares	1,000.00	1,022.90	0.45%	2.29
LVIP SSGA Moderate Index Allocation Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,007.90	0.21%	$1.06
Service Class Shares	1,000.00	1,006.60	0.46%	2.33
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.10	0.21%	$1.07
Service Class Shares	1,000.00	1,022.90	0.46%	2.35

LVIP SSGA Allocation Funds–7

LVIP SSGA Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
LVIP SSGA Moderately Aggressive Index Allocation Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,012.90	0.21%	$1.07
Service Class Shares	1,000.00	1,011.60	0.46%	2.33
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.10	0.21%	$1.07
Service Class Shares	1,000.00	1,022.90	0.46%	2.35
LVIP SSGA Conservative Structured Allocation Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$993.10	0.25%	$1.26
Service Class Shares	1,000.00	991.90	0.50%	2.51
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.25%	$1.28
Service Class Shares	1,000.00	1,022.60	0.50%	2.55
LVIP SSGA Moderate Structured Allocation Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,007.90	0.21%	$1.06
Service Class Shares	1,000.00	1,006.60	0.46%	2.33
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.10	0.21%	$1.07
Service Class Shares	1,000.00	1,022.90	0.46%	2.35
LVIP SSGA Moderately Aggressive Structured Allocation Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,013.40	0.22%	$1.12
Service Class Shares	1,000.00	1,012.20	0.47%	2.38
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.10	0.22%	$1.12
Service Class Shares	1,000.00	1,022.90	0.47%	2.40

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSGA Allocation Funds–8

LVIP SSGA Index Allocation Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
LVIP SSGA Conservative Index Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	86.01%
Investment Companies	86.01%
Equity Funds	22.32%
Fixed Income Fund	49.43%
International Equity Fund	14.26%
Unaffiliated Investments	14.03%
Investment Companies	14.03%
Fixed Income Fund	10.00%
International Equity Fund	4.03%
Total Investments	100.04%
Liabilities Net of Receivables and Other Assets	(0.04%)
Total Net Assets	100.00%
LVIP SSGA Moderate Index Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	84.12%
Investment Companies	84.12%
Equity Funds	34.34%
Fixed Income Fund	29.51%
International Equity Fund	20.27%
Unaffiliated Investments	16.01%
Investment Companies	16.01%
Fixed Income Fund	9.93%
International Equity Fund	6.00%
Money Market Fund	0.08%
Total Investments	100.13%
Liabilities Net of Receivables and Other Assets	(0.13%)
Total Net Assets	100.00%
LVIP SSGA Moderately Aggressive Index Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	85.05%
Investment Companies	85.05%
Equity Funds	38.29%
Fixed Income Fund	24.52%
International Equity Fund	22.24%
Unaffiliated Investments	14.98%
Investment Companies	14.98%
Fixed Income Fund	4.97%
International Equity Fund	9.99%
Money Market Fund	0.02%
Total Investments	100.03%
Liabilities Net of Receivables and Other Assets	(0.03%)
Total Net Assets	100.00%

LVIP SSGA Allocation Funds–9

LVIP SSGA Structured Allocation Funds
Security Type/Sector Allocations (unaudited) (continued)
As of December 31, 2022
LVIP SSGA Conservative Structured Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	90.02%
Investment Companies	90.02%
Equity Funds	21.26%
Fixed Income Fund	50.32%
International Equity Funds	18.44%
Unaffiliated Investment	9.98%
Investment Company	9.98%
Fixed Income Fund	9.98%
Total Investments	100.00%
Receivables and Other Assets Net of Liabilities	0.00%
Total Net Assets	100.00%
LVIP SSGA Moderate Structured Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	90.04%
Investment Companies	90.04%
Equity Funds	32.98%
Fixed Income Fund	30.32%
International Equity Funds	26.74%
Unaffiliated Investment	10.03%
Investment Company	10.03%
Fixed Income Fund	10.03%
Total Investments	100.07%
Liabilities Net of Receivables and Other Assets	(0.07%)
Total Net Assets	100.00%
LVIP SSGA Moderately Aggressive Structured Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	95.03%
Investment Companies	95.03%
Equity Funds	36.85%
Fixed Income Fund	25.27%
International Equity Funds	32.91%
Unaffiliated Investment	5.01%
Investment Company	5.01%
Fixed Income Fund	5.01%
Total Investments	100.04%
Liabilities Net of Receivables and Other Assets	(0.04%)
Total Net Assets	100.00%

LVIP SSGA Allocation Funds–10

LVIP SSGA Conservative Index Allocation Fund
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–86.01%
INVESTMENT COMPANIES–86.01%
Equity Funds–22.32%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	356,622	$ 4,067,626
LVIP SSGA S&P 500 Index Fund	1,042,290	22,773,006
LVIP SSGA Small-Cap Index Fund	98,724	2,698,908
		29,539,540
Fixed Income Fund–49.43%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	6,692,798	65,402,023
		65,402,023
International Equity Fund–14.26%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	2,056,405	18,873,689
		18,873,689
Total Affiliated Investments (Cost $106,413,950)		113,815,252

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS–14.03%
INVESTMENT COMPANIES–14.03%
Fixed Income Fund–10.00%
SPDR® Portfolio TIPS ETF	513,635	$ 13,231,237
		13,231,237
International Equity Fund–4.03%
iShares Core MSCI Emerging Markets ETF	114,068	5,326,976
		5,326,976
Total Unaffiliated Investments (Cost $19,264,506)		18,558,213

TOTAL INVESTMENTS–100.04% (Cost $125,678,456)	132,373,465
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.04%)	(48,168)
NET ASSETS APPLICABLE TO 10,693,223 SHARES OUTSTANDING–100.00%	$132,325,297

✧✧ Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–11

LVIP SSGA Moderate Index Allocation Fund
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–84.12%
INVESTMENT COMPANIES–84.12%
Equity Funds–34.34%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	2,860,731	$ 32,629,499
LVIP SSGA S&P 500 Index Fund	5,902,246	128,958,163
LVIP SSGA Small-Cap Index Fund	791,940	21,650,060
		183,237,722
Fixed Income Fund–29.51%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	16,109,539	157,422,416
		157,422,416
International Equity Fund–20.27%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	11,782,946	108,143,880
		108,143,880
Total Affiliated Investments (Cost $389,864,321)		448,804,018

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS–16.01%
INVESTMENT COMPANIES–16.01%
Fixed Income Fund–9.93%
SPDR® Portfolio TIPS ETF	2,056,647	$ 52,979,227
		52,979,227
International Equity Fund–6.00%
iShares Core MSCI Emerging Markets ETF	685,477	32,011,776
		32,011,776
Money Market Fund–0.08%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	453,381	453,381
		453,381
Total Unaffiliated Investments (Cost $90,033,641)		85,444,384

TOTAL INVESTMENTS–100.13% (Cost $479,897,962)	534,248,402
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.13%)	(699,224)
NET ASSETS APPLICABLE TO 36,678,634 SHARES OUTSTANDING–100.00%	$533,549,178

✧✧ Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–12

LVIP SSGA Moderately Aggressive Index Allocation Fund
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–85.05%
INVESTMENT COMPANIES–85.05%
Equity Funds–38.29%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	3,030,020	$ 34,560,401
LVIP SSGA S&P 500 Index Fund	5,805,508	126,844,547
LVIP SSGA Small-Cap Index Fund	898,750	24,570,028
		185,974,976
Fixed Income Fund–24.52%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	12,190,330	119,123,907
		119,123,907
International Equity Fund–22.24%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	11,767,486	108,001,985
		108,001,985
Total Affiliated Investments (Cost $350,227,347)		413,100,868

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS–14.98%
INVESTMENT COMPANIES–14.98%
Fixed Income Fund–4.97%
SPDR® Portfolio TIPS ETF	936,282	$ 24,118,624
		24,118,624
International Equity Fund–9.99%
iShares Core MSCI Emerging Markets ETF	1,039,531	48,546,098
		48,546,098
Money Market Fund–0.02%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	112,715	112,715
		112,715
Total Unaffiliated Investments (Cost $75,257,621)		72,777,437

TOTAL INVESTMENTS–100.03% (Cost $425,484,968)	485,878,305
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.03%)	(169,498)
NET ASSETS APPLICABLE TO 32,001,993 SHARES OUTSTANDING–100.00%	$485,708,807

✧✧ Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–13

LVIP SSGA Conservative Structured Allocation Fund
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–90.02%
INVESTMENT COMPANIES–90.02%
Equity Funds–21.26%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Large Cap 100 Fund	966,793	$ 11,548,340
LVIP SSGA Mid-Cap Index Fund	246,628	2,813,036
LVIP SSGA S&P 500 Index Fund	519,136	11,342,601
LVIP SSGA Small-Cap Index Fund	100,444	2,745,947
LVIP SSGA Small-Mid Cap 200 Fund	261,385	2,795,782
		31,245,706
Fixed Income Fund–50.32%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	7,569,652	73,970,636
		73,970,636
International Equity Funds–18.44%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Developed International 150 Fund	1,508,193	10,641,808
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
International Equity Funds (continued)
✧✧Lincoln Variable Insurance Products Trust- (continued)
LVIP SSGA Emerging Markets 100 Fund	871,864	$ 6,006,273
LVIP SSGA International Index Fund	1,139,532	10,458,626
		27,106,707
Total Affiliated Investments (Cost $128,442,583)		132,323,049

UNAFFILIATED INVESTMENT–9.98%
INVESTMENT COMPANY–9.98%
Fixed Income Fund–9.98%
SPDR® Portfolio TIPS ETF	569,433	14,668,594
Total Unaffiliated Investment (Cost $15,451,186)		14,668,594

TOTAL INVESTMENTS–100.00% (Cost $143,893,769)	146,991,643
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.00%	4,591
NET ASSETS APPLICABLE TO 14,168,185 SHARES OUTSTANDING–100.00%	$146,996,234

✧✧ Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–14

LVIP SSGA Moderate Structured Allocation Fund
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–90.04%
INVESTMENT COMPANIES–90.04%
Equity Funds–32.98%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Large Cap 100 Fund	6,952,128	$ 83,043,166
LVIP SSGA Mid-Cap Index Fund	2,365,148	26,976,877
LVIP SSGA S&P 500 Index Fund	3,733,115	81,564,823
LVIP SSGA Small-Cap Index Fund	722,598	19,754,386
LVIP SSGA Small-Mid Cap 200 Fund	1,880,012	20,108,613
		231,447,865
Fixed Income Fund–30.32%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	21,768,362	212,720,430
		212,720,430
International Equity Funds–26.74%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Developed International 150 Fund	10,325,991	72,860,192
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
International Equity Funds (continued)
✧✧Lincoln Variable Insurance Products Trust- (continued)
LVIP SSGA Emerging Markets 100 Fund	6,269,343	$ 43,189,504
LVIP SSGA International Index Fund	7,801,695	71,603,963
		187,653,659
Total Affiliated Investments (Cost $582,673,729)		631,821,954

UNAFFILIATED INVESTMENT–10.03%
INVESTMENT COMPANY–10.03%
Fixed Income Fund–10.03%
SPDR® Portfolio TIPS ETF	2,730,386	70,334,743
Total Unaffiliated Investment (Cost $75,359,332)		70,334,743

TOTAL INVESTMENTS–100.07% (Cost $658,033,061)	702,156,697
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.07%)	(472,369)
NET ASSETS APPLICABLE TO 61,695,792 SHARES OUTSTANDING–100.00%	$701,684,328

✧✧ Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–15

LVIP SSGA Moderately Aggressive Structured Allocation Fund
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–95.03%
INVESTMENT COMPANIES–95.03%
Equity Funds–36.85%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Large Cap 100 Fund	4,751,754	$ 56,759,704
LVIP SSGA Mid-Cap Index Fund	1,492,366	17,021,922
LVIP SSGA S&P 500 Index Fund	2,551,588	55,749,638
LVIP SSGA Small-Cap Index Fund	607,975	16,620,826
LVIP SSGA Small-Mid Cap 200 Fund	1,581,686	16,917,713
		163,069,803
Fixed Income Fund–25.27%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	11,442,625	111,817,334
		111,817,334
International Equity Funds–32.91%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Developed International 150 Fund	7,165,354	50,558,740
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
International Equity Funds (continued)
✧✧Lincoln Variable Insurance Products Trust- (continued)
LVIP SSGA Emerging Markets 100 Fund	6,591,759	$ 45,410,630
LVIP SSGA International Index Fund	5,413,694	49,686,878
		145,656,248
Total Affiliated Investments (Cost $385,712,969)		420,543,385

UNAFFILIATED INVESTMENT–5.01%
INVESTMENT COMPANY–5.01%
Fixed Income Fund–5.01%
SPDR® Portfolio TIPS ETF	860,783	22,173,770
Total Unaffiliated Investment (Cost $23,792,091)		22,173,770

TOTAL INVESTMENTS–100.04% (Cost $409,505,060)	442,717,155
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.04%)	(167,996)
NET ASSETS APPLICABLE TO 37,214,343 SHARES OUTSTANDING–100.00%	$442,549,159

✧✧ Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–16

LVIP SSGA Allocation Funds
Statements of Assets and Liabilities
December 31, 2022
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
ASSETS:
Affiliated investments, at value	$113,815,252	$448,804,018	$413,100,868	$132,323,049	$631,821,954	$420,543,385
Unaffiliated investments, at value	18,558,213	85,444,384	72,777,437	14,668,594	70,334,743	22,173,770
Receivable for fund shares sold	27,383	10,494	137,132	98,192	10,759	124,081
Receivable for securities sold	16,353	42,816	1,043	12,677	118,120	9,252
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	6,094	—	—	—	—	—
Prepaid expenses	553	2,190	1,961	621	2,905	1,814
Dividends and interest receivable	8	404	233	—	—	—
TOTAL ASSETS	132,423,856	534,304,306	486,018,674	147,103,133	702,288,481	442,852,302
LIABILITIES:
Due to manager and affiliates	38,231	139,385	120,533	50,035	229,583	136,631
Payable for audit fee	22,545	—	22,545	22,545	—	22,545
Due to custodian	16,380	—	—	12,783	118,173	9,307
Payable for fund shares redeemed	10,420	84,519	40,087	10,257	219,740	121,896
Payable for fund accounting fee	9,172	—	—	9,174	—	—
Other accrued expenses payable	1,811	35,571	12,700	2,105	36,657	12,764
Payable for securities purchased	—	495,653	114,002	—	—	—
TOTAL LIABILITIES	98,559	755,128	309,867	106,899	604,153	303,143
TOTAL NET ASSETS	$132,325,297	$533,549,178	$485,708,807	$146,996,234	$701,684,328	$442,549,159
Affiliated investments, at cost	$106,413,950	$389,864,321	$350,227,347	$128,442,583	$582,673,729	$385,712,969
Unaffiliated investments, at cost	19,264,506	90,033,641	75,257,621	15,451,186	75,359,332	23,792,091
Standard Class:
Net Assets	$ 50,417,697	$271,486,262	$271,812,769	$ 21,097,668	$139,078,591	$124,080,055
Shares Outstanding	4,073,062	18,657,072	17,890,023	2,033,490	12,223,976	10,429,484
Net Asset Value Per Share	$ 12.378	$ 14.551	$ 15.194	$ 10.375	$ 11.378	$ 11.897
Service Class:
Net Assets	$ 81,907,600	$262,062,916	$213,896,038	$125,898,566	$562,605,737	$318,469,104
Shares Outstanding	6,620,161	18,021,562	14,111,970	12,134,695	49,471,816	26,784,859
Net Asset Value Per Share	$ 12.372	$ 14.542	$ 15.157	$ 10.375	$ 11.372	$ 11.890
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$128,880,126	$477,931,194	$423,739,985	$149,449,954	$668,902,359	$421,631,880
Distributable earnings/(accumulated loss)	3,445,171	55,617,984	61,968,822	(2,453,720)	32,781,969	20,917,279
TOTAL NET ASSETS	$132,325,297	$533,549,178	$485,708,807	$146,996,234	$701,684,328	$442,549,159
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–17

LVIP SSGA Allocation Funds
Statements of Operations
Year Ended December 31, 2022
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
INVESTMENT INCOME:
Dividends from affiliated investments	$ 2,807,754	$ 11,246,915	$ 10,261,567	$ 4,340,513	$ 23,446,265	$ 17,159,204
Dividends from unaffiliated investments	1,040,815	4,436,688	2,864,913	994,490	4,575,454	1,274,395
	3,848,569	15,683,603	13,126,480	5,335,003	28,021,719	18,433,599
EXPENSES:
Distribution fees-Service Class	222,251	710,631	573,503	347,923	1,550,736	871,336
Management fees	212,016	843,796	754,808	241,804	1,142,475	710,462
Accounting and administration expenses	55,604	91,689	86,535	57,371	109,070	84,239
Shareholder servicing fees	40,990	163,134	145,930	46,749	220,878	137,356
Professional fees	25,554	34,450	33,168	25,916	38,285	32,380
Reports and statements to shareholders	5,789	8,214	7,655	4,348	11,965	7,050
Custodian fees	5,763	11,459	9,396	7,926	21,790	13,877
Trustees’ fees and expenses	4,688	18,629	16,635	5,377	25,376	15,751
Consulting fees	2,751	3,044	3,016	2,754	3,132	2,966
Index fees	1,057	3,931	3,524	—	—	—
Pricing fees	119	139	119	199	174	204
Other	3,554	8,038	7,320	5,272	17,455	11,898
	580,136	1,897,154	1,641,609	745,639	3,141,336	1,887,519
Less:
Expenses reimbursed	(75,198)	—	—	—	—	—
Total operating expenses	504,938	1,897,154	1,641,609	745,639	3,141,336	1,887,519
NET INVESTMENT INCOME	3,343,631	13,786,449	11,484,871	4,589,364	24,880,383	16,546,080
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(2,290,448)	(7,575,268)	(6,020,695)	(1,414,801)	(1,106,414)	(1,569,619)
Sale of unaffiliated investments	(315,529)	(1,113,641)	(702,193)	(148,428)	(439,315)	1,486
Distributions from affiliated investment companies	2,985,247	18,501,168	18,558,412	2,623,044	19,473,612	13,593,709
Net realized gain	379,270	9,812,259	11,835,524	1,059,815	17,927,883	12,025,576
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(23,679,226)	(104,561,691)	(98,404,146)	(27,081,957)	(143,627,138)	(95,706,548)
Unaffiliated investments	(3,960,601)	(18,753,515)	(17,046,167)	(3,119,078)	(14,972,749)	(4,663,164)
Net change in unrealized appreciation (depreciation)	(27,639,827)	(123,315,206)	(115,450,313)	(30,201,035)	(158,599,887)	(100,369,712)
NET REALIZED AND UNREALIZED LOSS	(27,260,557)	(113,502,947)	(103,614,789)	(29,141,220)	(140,672,004)	(88,344,136)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(23,916,926)	$ (99,716,498)	$ (92,129,918)	$(24,551,856)	$(115,791,621)	$ (71,798,056)
LVIP SSGA Allocation Funds–18

See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–19

LVIP SSGA Allocation Funds
Statements of Changes in Net Assets
	LVIP SSGA Conservative Index Allocation Fund		LVIP SSGA Moderate Index Allocation Fund		LVIP SSGA Moderately Aggressive Index Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 3,343,631	$ 2,820,926	$ 13,786,449	$ 11,143,971	$ 11,484,871	$ 9,410,964
Net realized gain	379,270	2,985,009	9,812,259	13,905,966	11,835,524	11,962,998
Net change in unrealized appreciation (depreciation)	(27,639,827)	3,369,117	(123,315,206)	33,717,575	(115,450,313)	35,954,041
Net increase (decrease) in net assets resulting from operations	(23,916,926)	9,175,052	(99,716,498)	58,767,512	(92,129,918)	57,328,003
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(2,368,195)	(1,582,220)	(13,749,622)	(8,371,329)	(12,722,724)	(7,799,777)
Service Class	(3,686,949)	(2,644,215)	(12,870,611)	(8,268,732)	(9,631,782)	(6,328,104)
	(6,055,144)	(4,226,435)	(26,620,233)	(16,640,061)	(22,354,506)	(14,127,881)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	6,592,598	10,920,255	31,222,496	27,242,024	28,072,879	39,609,768
Service Class	13,402,665	18,893,189	24,474,640	38,705,930	17,430,010	29,064,232
Reinvestment of dividends and distributions:
Standard Class	2,368,195	1,582,220	13,749,622	8,371,329	12,722,724	7,799,777
Service Class	3,686,949	2,644,215	12,870,611	8,268,732	9,631,782	6,328,104
	26,050,407	34,039,879	82,317,369	82,588,015	67,857,395	82,801,881
Cost of shares redeemed:
Standard Class	(6,009,317)	(4,729,613)	(20,380,302)	(14,357,857)	(12,782,245)	(26,117,231)
Service Class	(19,944,787)	(19,204,644)	(43,703,832)	(41,931,833)	(29,060,250)	(33,468,230)
	(25,954,104)	(23,934,257)	(64,084,134)	(56,289,690)	(41,842,495)	(59,585,461)
Increase (decrease) in net assets derived from capital share transactions	96,303	10,105,622	18,233,235	26,298,325	26,014,900	23,216,420
NET INCREASE (DECREASE) IN NET ASSETS	(29,875,767)	15,054,239	(108,103,496)	68,425,776	(88,469,524)	66,416,542
NET ASSETS:
Beginning of year	162,201,064	147,146,825	641,652,674	573,226,898	574,178,331	507,761,789
End of year	$132,325,297	$162,201,064	$ 533,549,178	$641,652,674	$ 485,708,807	$574,178,331
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–20

LVIP SSGA Allocation Funds
Statements of Changes in Net Assets (continued)
	LVIP SSGA Conservative Structured Allocation Fund		LVIP SSGA Moderate Structured Allocation Fund		LVIP SSGA Moderately Aggressive Structured Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 4,589,364	$ 3,761,303	$ 24,880,383	$ 19,369,043	$ 16,546,080	$ 12,254,217
Net realized gain	1,059,815	8,461,872	17,927,883	52,683,228	12,025,576	33,326,263
Net change in unrealized appreciation (depreciation)	(30,201,035)	640,055	(158,599,887)	28,254,234	(100,369,712)	23,187,638
Net increase (decrease) in net assets resulting from operations	(24,551,856)	12,863,230	(115,791,621)	100,306,505	(71,798,056)	68,768,118
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(1,554,089)	(1,087,957)	(12,185,623)	(8,570,019)	(10,646,763)	(8,084,246)
Service Class	(9,096,934)	(6,904,124)	(49,068,506)	(38,576,912)	(27,082,292)	(23,294,395)
	(10,651,023)	(7,992,081)	(61,254,129)	(47,146,931)	(37,729,055)	(31,378,641)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,810,827	5,456,127	16,442,509	12,059,629	20,951,307	13,986,610
Service Class	16,147,973	14,423,527	23,996,726	24,352,988	9,679,669	15,621,093
Reinvestment of dividends and distributions:
Standard Class	1,554,089	1,087,957	12,185,623	8,570,020	10,646,763	8,084,246
Service Class	9,096,934	6,904,124	49,068,506	38,576,911	27,082,292	23,294,395
	30,609,823	27,871,735	101,693,364	83,559,548	68,360,031	60,986,344
Cost of shares redeemed:
Standard Class	(3,766,518)	(5,064,561)	(13,600,381)	(8,889,211)	(19,032,062)	(9,005,744)
Service Class	(30,885,580)	(25,235,892)	(97,839,539)	(104,645,736)	(50,425,819)	(62,675,218)
	(34,652,098)	(30,300,453)	(111,439,920)	(113,534,947)	(69,457,881)	(71,680,962)
Increase (decrease) in net assets derived from capital share transactions	(4,042,275)	(2,428,718)	(9,746,556)	(29,975,399)	(1,097,850)	(10,694,618)
NET INCREASE (DECREASE) IN NET ASSETS	(39,245,154)	2,442,431	(186,792,306)	23,184,175	(110,624,961)	26,694,859
NET ASSETS:
Beginning of year	186,241,388	183,798,957	888,476,634	865,292,459	553,174,120	526,479,261
End of year	$146,996,234	$186,241,388	$ 701,684,328	$ 888,476,634	$ 442,549,159	$553,174,120
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–21

LVIP SSGA Conservative Index Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Conservative Index Allocation Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 15.237	$ 14.733	$ 13.532	$ 12.157	$ 13.090
Income (loss) from investment operations:
Net investment income[1]	0.340	0.305	0.273	0.306	0.300
Net realized and unrealized gain (loss)	(2.596)	0.634	1.368	1.495	(0.867)
Total from investment operations	(2.256)	0.939	1.641	1.801	(0.567)
Less dividends and distributions from:
Net investment income	(0.363)	(0.322)	(0.294)	(0.319)	(0.307)
Net realized gain	(0.240)	(0.113)	(0.146)	(0.107)	(0.059)
Total dividends and distributions	(0.603)	(0.435)	(0.440)	(0.426)	(0.366)
Net asset value, end of period	$ 12.378	$ 15.237	$ 14.733	$ 13.532	$ 12.157
Total return[2]	(14.75%)	6.37%	12.18%	14.83%	(4.34%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 50,418	$58,531	$ 49,097	$ 38,885	$ 32,361
Ratio of expenses to average net assets[3]	0.20%	0.20%	0.20%	0.20%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.25%	0.24%	0.26%	0.29%	0.35%
Ratio of net investment income to average net assets	2.52%	2.00%	1.97%	2.33%	2.32%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.47%	1.96%	1.91%	2.24%	2.17%
Portfolio turnover	16%	15%	31%	15%	20%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–22

LVIP SSGA Conservative Index Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Conservative Index Allocation Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 15.227	$ 14.726	$ 13.528	$ 12.156	$ 13.086
Income (loss) from investment operations:
Net investment income[1]	0.306	0.266	0.238	0.273	0.267
Net realized and unrealized gain (loss)	(2.593)	0.632	1.366	1.492	(0.864)
Total from investment operations	(2.287)	0.898	1.604	1.765	(0.597)
Less dividends and distributions from:
Net investment income	(0.328)	(0.284)	(0.260)	(0.286)	(0.274)
Net realized gain	(0.240)	(0.113)	(0.146)	(0.107)	(0.059)
Total dividends and distributions	(0.568)	(0.397)	(0.406)	(0.393)	(0.333)
Net asset value, end of period	$ 12.372	$ 15.227	$ 14.726	$ 13.528	$ 12.156
Total return[2]	(14.96%)	6.10%	11.91%	14.54%	(4.57%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 81,908	$103,670	$ 98,050	$ 83,153	$ 72,588
Ratio of expenses to average net assets[3]	0.45%	0.45%	0.45%	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.50%	0.49%	0.51%	0.54%	0.60%
Ratio of net investment income to average net assets	2.27%	1.75%	1.72%	2.08%	2.07%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.22%	1.71%	1.66%	1.99%	1.92%
Portfolio turnover	16%	15%	31%	15%	20%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–23

LVIP SSGA Moderate Index Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderate Index Allocation Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 18.135	$ 16.887	$ 15.344	$ 13.362	$ 14.659
Income (loss) from investment operations:
Net investment income[1]	0.409	0.351	0.282	0.325	0.325
Net realized and unrealized gain (loss)	(3.221)	1.403	1.817	2.108	(1.255)
Total from investment operations	(2.812)	1.754	2.099	2.433	(0.930)
Less dividends and distributions from:
Net investment income	(0.442)	(0.399)	(0.343)	(0.342)	(0.324)
Net realized gain	(0.330)	(0.107)	(0.213)	(0.109)	(0.043)
Total dividends and distributions	(0.772)	(0.506)	(0.556)	(0.451)	(0.367)
Net asset value, end of period	$ 14.551	$ 18.135	$ 16.887	$ 15.344	$ 13.362
Total return[2]	(15.41%)	10.39%	13.83%	18.24%	(6.27%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 271,486	$308,832	$267,776	$208,502	$142,597
Ratio of expenses to average net assets[3]	0.21%	0.21%	0.21%	0.21%	0.21%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.21%	0.21%	0.21%	0.24%	0.31%
Ratio of net investment income to average net assets	2.58%	1.96%	1.84%	2.21%	2.23%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.58%	1.96%	1.84%	2.18%	2.13%
Portfolio turnover	12%	10%	23%	10%	11%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–24

LVIP SSGA Moderate Index Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderate Index Allocation Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 18.121	$ 16.875	$ 15.337	$ 13.359	$ 14.653
Income (loss) from investment operations:
Net investment income[1]	0.369	0.306	0.243	0.288	0.288
Net realized and unrealized gain (loss)	(3.216)	1.402	1.812	2.104	(1.251)
Total from investment operations	(2.847)	1.708	2.055	2.392	(0.963)
Less dividends and distributions from:
Net investment income	(0.402)	(0.355)	(0.304)	(0.305)	(0.288)
Net realized gain	(0.330)	(0.107)	(0.213)	(0.109)	(0.043)
Total dividends and distributions	(0.732)	(0.462)	(0.517)	(0.414)	(0.331)
Net asset value, end of period	$ 14.542	$ 18.121	$ 16.875	$ 15.337	$ 13.359
Total return[2]	(15.62%)	10.12%	13.55%	17.94%	(6.50%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 262,063	$332,821	$305,451	$284,453	$243,997
Ratio of expenses to average net assets[3]	0.46%	0.46%	0.46%	0.46%	0.46%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.46%	0.46%	0.46%	0.49%	0.56%
Ratio of net investment income to average net assets	2.33%	1.71%	1.59%	1.96%	1.98%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.33%	1.71%	1.59%	1.93%	1.88%
Portfolio turnover	12%	10%	23%	10%	11%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–25

LVIP SSGA Moderately Aggressive Index Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderately Aggressive Index Allocation Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 18.970	$ 17.483	$ 15.891	$ 13.689	$ 15.191
Income (loss) from investment operations:
Net investment income[1]	0.395	0.344	0.287	0.323	0.325
Net realized and unrealized gain (loss)	(3.426)	1.643	1.950	2.371	(1.466)
Total from investment operations	(3.031)	1.987	2.237	2.694	(1.141)
Less dividends and distributions from:
Net investment income	(0.424)	(0.405)	(0.389)	(0.353)	(0.315)
Net realized gain	(0.321)	(0.095)	(0.256)	(0.139)	(0.046)
Total dividends and distributions	(0.745)	(0.500)	(0.645)	(0.492)	(0.361)
Net asset value, end of period	$ 15.194	$ 18.970	$ 17.483	$ 15.891	$ 13.689
Total return[2]	(15.88%)	11.37%	14.28%	19.73%	(7.42%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 271,813	$305,640	$262,014	$214,176	$154,120
Ratio of expenses to average net assets[3]	0.21%	0.21%	0.21%	0.21%	0.21%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.21%	0.21%	0.21%	0.24%	0.31%
Ratio of net investment income to average net assets	2.40%	1.84%	1.83%	2.13%	2.16%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.40%	1.84%	1.83%	2.10%	2.06%
Portfolio turnover	9%	12%	22%	13%	11%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–26

LVIP SSGA Moderately Aggressive Index Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderately Aggressive Index Allocation Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 18.923	$ 17.443	$ 15.860	$ 13.664	$ 15.164
Income (loss) from investment operations:
Net investment income[1]	0.353	0.297	0.246	0.284	0.287
Net realized and unrealized gain (loss)	(3.415)	1.636	1.941	2.365	(1.461)
Total from investment operations	(3.062)	1.933	2.187	2.649	(1.174)
Less dividends and distributions from:
Net investment income	(0.383)	(0.358)	(0.348)	(0.314)	(0.280)
Net realized gain	(0.321)	(0.095)	(0.256)	(0.139)	(0.046)
Total dividends and distributions	(0.704)	(0.453)	(0.604)	(0.453)	(0.326)
Net asset value, end of period	$ 15.157	$ 18.923	$ 17.443	$ 15.860	$ 13.664
Total return[2]	(16.09%)	11.09%	13.99%	19.43%	(7.66%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 213,896	$268,538	$245,748	$234,290	$210,069
Ratio of expenses to average net assets[3]	0.46%	0.46%	0.46%	0.46%	0.46%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.46%	0.46%	0.46%	0.49%	0.56%
Ratio of net investment income to average net assets	2.15%	1.59%	1.58%	1.88%	1.91%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.15%	1.59%	1.58%	1.85%	1.81%
Portfolio turnover	9%	12%	22%	13%	11%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–27

LVIP SSGA Conservative Structured Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Conservative Structured Allocation Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 12.915	$ 12.585	$ 11.966	$ 10.983	$ 12.054
Income (loss) from investment operations:
Net investment income[1]	0.353	0.296	0.236	0.282	0.282
Net realized and unrealized gain (loss)	(2.084)	0.638	0.906	1.211	(0.882)
Total from investment operations	(1.731)	0.934	1.142	1.493	(0.600)
Less dividends and distributions from:
Net investment income	(0.440)	(0.497)	(0.256)	(0.323)	(0.348)
Net realized gain	(0.369)	(0.107)	(0.267)	(0.187)	(0.123)
Total dividends and distributions	(0.809)	(0.604)	(0.523)	(0.510)	(0.471)
Net asset value, end of period	$ 10.375	$ 12.915	$ 12.585	$ 11.966	$ 10.983
Total return[2]	(13.30%)	7.43%	9.68%	13.64%	(5.01%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 21,098	$24,304	$22,240	$ 21,161	$ 18,119
Ratio of expenses to average net assets[3]	0.25%	0.24%	0.24%	0.24%	0.23%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.25%	0.24%	0.24%	0.27%	0.33%
Ratio of net investment income to average net assets	3.06%	2.24%	1.99%	2.39%	2.38%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.06%	2.24%	1.99%	2.36%	2.28%
Portfolio turnover	14%	17%	24%	13%	11%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–28

LVIP SSGA Conservative Structured Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Conservative Structured Allocation Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 12.913	$ 12.582	$ 11.966	$ 10.983	$ 12.051
Income (loss) from investment operations:
Net investment income[1]	0.324	0.262	0.206	0.252	0.252
Net realized and unrealized gain (loss)	(2.082)	0.639	0.903	1.211	(0.880)
Total from investment operations	(1.758)	0.901	1.109	1.463	(0.628)
Less dividends and distributions from:
Net investment income	(0.411)	(0.463)	(0.226)	(0.293)	(0.317)
Net realized gain	(0.369)	(0.107)	(0.267)	(0.187)	(0.123)
Total dividends and distributions	(0.780)	(0.570)	(0.493)	(0.480)	(0.440)
Net asset value, end of period	$ 10.375	$ 12.913	$ 12.582	$ 11.966	$ 10.983
Total return[2]	(13.52%)	7.17%	9.40%	13.36%	(5.25%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 125,899	$161,937	$161,559	$162,687	$162,879
Ratio of expenses to average net assets[3]	0.50%	0.49%	0.49%	0.49%	0.48%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.50%	0.49%	0.49%	0.52%	0.58%
Ratio of net investment income to average net assets	2.81%	1.99%	1.74%	2.14%	2.13%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.81%	1.99%	1.74%	2.11%	2.03%
Portfolio turnover	14%	17%	24%	13%	11%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–29

LVIP SSGA Moderate Structured Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderate Structured Allocation Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 14.372	$ 13.554	$ 12.950	$ 11.659	$ 13.162
Income (loss) from investment operations:
Net investment income[1]	0.443	0.347	0.256	0.304	0.300
Net realized and unrealized gain (loss)	(2.359)	1.299	0.988	1.617	(1.229)
Total from investment operations	(1.916)	1.646	1.244	1.921	(0.929)
Less dividends and distributions from:
Net investment income	(0.572)	(0.696)	(0.317)	(0.363)	(0.400)
Net realized gain	(0.506)	(0.132)	(0.323)	(0.267)	(0.174)
Total dividends and distributions	(1.078)	(0.828)	(0.640)	(0.630)	(0.574)
Net asset value, end of period	$ 11.378	$ 14.372	$ 13.554	$ 12.950	$ 11.659
Total return[2]	(13.15%)	12.15%	9.86%	16.57%	(7.12%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 139,079	$156,805	$136,955	$116,658	$ 93,678
Ratio of expenses to average net assets[3]	0.21%	0.20%	0.21%	0.21%	0.20%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.21%	0.20%	0.21%	0.24%	0.30%
Ratio of net investment income to average net assets	3.47%	2.38%	2.05%	2.40%	2.40%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.47%	2.38%	2.05%	2.37%	2.30%
Portfolio turnover	11%	13%	21%	12%	11%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–30

LVIP SSGA Moderate Structured Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderate Structured Allocation Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 14.364	$ 13.546	$ 12.945	$ 11.655	$ 13.154
Income (loss) from investment operations:
Net investment income[1]	0.411	0.310	0.224	0.272	0.288
Net realized and unrealized gain (loss)	(2.358)	1.297	0.984	1.615	(1.246)
Total from investment operations	(1.947)	1.607	1.208	1.887	(0.958)
Less dividends and distributions from:
Net investment income	(0.539)	(0.657)	(0.284)	(0.330)	(0.367)
Net realized gain	(0.506)	(0.132)	(0.323)	(0.267)	(0.174)
Total dividends and distributions	(1.045)	(0.789)	(0.607)	(0.597)	(0.541)
Net asset value, end of period	$ 11.372	$ 14.364	$ 13.546	$ 12.945	$ 11.655
Total return[2]	(13.38%)	11.87%	9.59%	16.28%	(7.36%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 562,606	$731,672	$728,337	$738,583	$721,976
Ratio of expenses to average net assets[3]	0.46%	0.45%	0.46%	0.46%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.46%	0.45%	0.46%	0.49%	0.55%
Ratio of net investment income to average net assets	3.22%	2.13%	1.80%	2.15%	2.15%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.22%	2.13%	1.80%	2.12%	2.05%
Portfolio turnover	11%	13%	21%	12%	11%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–31

LVIP SSGA Moderately Aggressive Structured Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderately Aggressive Structured Allocation Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 14.994	$ 14.002	$ 13.483	$ 12.014	$ 13.646
Income (loss) from investment operations:
Net investment income[1]	0.489	0.370	0.271	0.321	0.332
Net realized and unrealized gain (loss)	(2.487)	1.544	0.937	1.762	(1.447)
Total from investment operations	(1.998)	1.914	1.208	2.083	(1.115)
Less dividends and distributions from:
Net investment income	(0.635)	(0.786)	(0.337)	(0.380)	(0.435)
Net realized gain	(0.464)	(0.136)	(0.352)	(0.234)	(0.082)
Total dividends and distributions	(1.099)	(0.922)	(0.689)	(0.614)	(0.517)
Net asset value, end of period	$ 11.897	$ 14.994	$ 14.002	$ 13.483	$ 12.014
Total return[2]	(13.13%)	13.68%	9.28%	17.43%	(8.20%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 124,080	$140,459	$119,194	$103,328	$ 78,667
Ratio of expenses to average net assets[3]	0.21%	0.21%	0.21%	0.21%	0.21%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.21%	0.21%	0.21%	0.24%	0.31%
Ratio of net investment income to average net assets	3.68%	2.42%	2.13%	2.45%	2.46%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.68%	2.42%	2.13%	2.42%	2.36%
Portfolio turnover	13%	15%	22%	13%	14%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–32

LVIP SSGA Moderately Aggressive Structured Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Moderately Aggressive Structured Allocation Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 14.983	$ 13.993	$ 13.477	$ 12.009	$ 13.636
Income (loss) from investment operations:
Net investment income[1]	0.456	0.331	0.238	0.288	0.298
Net realized and unrealized gain (loss)	(2.484)	1.541	0.934	1.760	(1.443)
Total from investment operations	(2.028)	1.872	1.172	2.048	(1.145)
Less dividends and distributions from:
Net investment income	(0.601)	(0.746)	(0.304)	(0.346)	(0.400)
Net realized gain	(0.464)	(0.136)	(0.352)	(0.234)	(0.082)
Total dividends and distributions	(1.065)	(0.882)	(0.656)	(0.580)	(0.482)
Net asset value, end of period	$ 11.890	$ 14.983	$ 13.993	$ 13.477	$ 12.009
Total return[2]	(13.35%)	13.39%	9.01%	17.14%	(8.43%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 318,469	$412,715	$407,285	$428,752	$410,730
Ratio of expenses to average net assets[3]	0.46%	0.46%	0.46%	0.46%	0.46%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.46%	0.46%	0.46%	0.49%	0.56%
Ratio of net investment income to average net assets	3.43%	2.17%	1.88%	2.20%	2.21%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.43%	2.17%	1.88%	2.17%	2.11%
Portfolio turnover	13%	15%	22%	13%	14%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Allocation Funds–33

LVIP SSGA Allocation Funds
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Conservative Index Allocation Fund, LVIP SSGA Moderate Index Allocation Fund, LVIP SSGA Moderately Aggressive Index Allocation Fund, LVIP SSGA Conservative Structured Allocation Fund, LVIP SSGA Moderate Structured Allocation Fund and LVIP SSGA Moderately Aggressive Structured Allocation Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in investment companies, including exchange-traded funds (“ETFs”), and mutual funds that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e., index funds). In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the LVIP SSGA Conservative Index Allocation Fund and LVIP SSGA Conservative Structured Allocation Fund is to seek a high level of current income, with some consideration given to growth of capital.
The investment objective of the LVIP SSGA Moderate Index Allocation Fund and LVIP SSGA Moderate Structured Allocation Fund is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
The investment objective of the LVIP SSGA Moderately Aggressive Index Allocation Fund and LVIP SSGA Moderately Aggressive Structured Allocation Fund is to seek a balance between high level of current income and growth of capital, with a greater emphasis on growth of capital.
1. Significant Accounting Policies
Each Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by each Fund in the preparation of their financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.
 Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2022, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP SSGA Allocation Funds–34

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund's investment portfolio, including monitoring of each Fund's investment sub-adviser, and providing certain administrative services to each Fund.   For its services, LIAC receives a management fee at an annual rate of 0.15% of each Fund's average daily net assets.   The management fee is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
LIAC has contractually agreed to reimburse the LVIP SSGA Conservative Index Allocation Fund to the extent that annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.20% of average daily net assets for the Standard Class and 0.45% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that each Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2022, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
			Expiration Date
	2023	2024	2025	Total
LVIP SSGA Conservative Index Allocation Fund	$76,618	$65,822	$75,198	$ 217,638
SSGA Funds Management Inc. (“SSGA”) provides consulting services to LIAC, but has no management discretion over the Funds’ assets and LIAC pays no compensation to SSGA under the consulting agreement.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Administrative	$10,104	$40,181	$35,892	$11,580	$54,696	$33,985
Legal	1,802	7,182	6,403	2,061	9,728	6,049
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
LVIP SSGA Allocation Funds–35

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2022, these fees were as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Printing and mailing	$2,257	$1,256	$1,190	$652	$3,392	$824
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2022, each Fund had receivables due from and liabilities payable to affiliates as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Expense reimbursement receivable due from LIAC	$ 6,094	$ —	$ —	$ —	$ —	$ —
Management fees payable to LIAC	17,158	69,136	62,421	19,076	90,693	56,982
Distribution fees payable to LFD	17,756	56,883	46,044	27,271	121,356	68,633
Shareholder servicing fees payable to Lincoln Life	3,317	13,366	12,068	3,688	17,534	11,016
The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2022, each Fund engaged in securities purchases and securities sales which resulted in net realized gains (losses) as follows:
LVIP SSGA Allocation Funds–36

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Purchases	$ 769,810	$1,797,472	$1,353,984	$515,279	$ 345,135	$296,301
Sales	799,294	770,115	515,941	582,554	1,744,905	665,171
Net realized loss	(100,703)	(144,174)	(111,655)	(39,661)	(162,433)	(57,889)
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2022, were as follows:
LVIP SSGA Conservative Index Allocation Fund
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-86.01%@
Equity Funds-22.32%@
✧✧LVIP SSGA Mid-Cap Index Fund	$ 4,962,841	$ 1,113,990	$ 829,469	$ (44,293)	$ (1,135,443)	$ 4,067,626	356,622	$ 53,734	$ 481,012
✧✧LVIP SSGA S&P 500 Index Fund	27,703,027	5,824,065	3,237,119	188,369	(7,705,336)	22,773,006	1,042,290	334,762	2,186,755
✧✧LVIP SSGA Small-Cap Index Fund	3,296,087	792,374	365,129	(76,677)	(947,747)	2,698,908	98,724	28,414	317,480
Fixed Income Fund-49.43%@
✧✧LVIP SSGA Bond Index Fund	80,536,985	9,552,240	12,417,478	(1,993,197)	(10,276,527)	65,402,023	6,692,798	1,463,334	—
International Equity Fund-14.26%@
✧✧LVIP SSGA International Index Fund	22,991,515	4,348,177	4,487,180	(364,650)	(3,614,173)	18,873,689	2,056,405	927,510	—
Total	$139,490,455	$21,630,846	$21,336,375	$(2,290,448)	$(23,679,226)	$113,815,252		$2,807,754	$2,985,247

@ As a percentage of Net Assets as of December 31, 2022.
✧✧ Standard Class shares.
LVIP SSGA Allocation Funds–37

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP SSGA Moderate Index Allocation Fund
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-84.12%@
Equity Funds-34.34%@
✧✧LVIP SSGA Mid-Cap Index Fund	$ 39,138,515	$ 7,405,061	$ 4,479,313	$ (311,222)	$ (9,123,542)	$ 32,629,499	2,860,731	$ 425,527	$ 3,800,014
✧✧LVIP SSGA S&P 500 Index Fund	154,197,526	28,310,216	11,207,605	(318,943)	(42,023,031)	128,958,163	5,902,246	1,872,317	12,193,109
✧✧LVIP SSGA Small-Cap Index Fund	25,995,357	5,588,495	1,758,683	(507,822)	(7,667,287)	21,650,060	791,940	225,030	2,508,045
Fixed Income Fund-29.51%@
✧✧LVIP SSGA Bond Index Fund	190,453,213	20,842,685	24,536,142	(4,493,874)	(24,843,466)	157,422,416	16,109,539	3,480,776	—
International Equity Fund-20.27%@
✧✧LVIP SSGA International Index Fund	129,492,191	18,910,540	17,411,079	(1,943,407)	(20,904,365)	108,143,880	11,782,946	5,243,265	—
Total	$539,276,802	$81,056,997	$59,392,822	$(7,575,268)	$(104,561,691)	$448,804,018		$11,246,915	$18,501,168

@ As a percentage of Net Assets as of December 31, 2022.
✧✧ Standard Class shares.
LVIP SSGA Moderately Aggressive Index Allocation Fund
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-85.05%@
Equity Funds-38.29%@
✧✧LVIP SSGA Mid-Cap Index Fund	$ 40,796,724	$ 7,442,665	$ 3,840,697	$ (272,752)	$ (9,565,539)	$ 34,560,401	3,030,020	$ 444,120	$ 3,959,994
✧✧LVIP SSGA S&P 500 Index Fund	149,249,051	27,087,049	8,459,316	(436,580)	(40,595,657)	126,844,547	5,805,508	1,814,603	11,797,984
✧✧LVIP SSGA Small-Cap Index Fund	29,031,645	6,185,177	1,516,290	(435,396)	(8,695,108)	24,570,028	898,750	251,663	2,800,434
Fixed Income Fund-24.52%@
✧✧LVIP SSGA Bond Index Fund	141,779,201	15,920,037	16,690,416	(3,098,791)	(18,786,124)	119,123,907	12,190,330	2,594,907	—
International Equity Fund-22.24%@
✧✧LVIP SSGA International Index Fund	127,262,823	17,414,046	14,135,990	(1,777,176)	(20,761,718)	108,001,985	11,767,486	5,156,274	—
Total	$488,119,444	$74,048,974	$44,642,709	$(6,020,695)	$(98,404,146)	$413,100,868		$10,261,567	$18,558,412

@ As a percentage of Net Assets as of December 31, 2022.
✧✧ Standard Class shares.
LVIP SSGA Allocation Funds–38

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP SSGA Conservative Structured Allocation Fund
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-90.02%@
Equity Funds-21.26%@
✧✧LVIP SSGA Large Cap 100 Fund	$ 15,127,522	$ 2,060,018	$ 3,068,731	$ (79,217)	$ (2,491,252)	$ 11,548,340	966,793	$ 328,149	$ 779,389
✧✧LVIP SSGA Mid-Cap Index Fund	3,640,358	757,563	737,221	22,425	(870,089)	2,813,036	246,628	36,211	329,553
✧✧LVIP SSGA S&P 500 Index Fund	15,130,583	2,794,487	2,645,616	534,370	(4,471,223)	11,342,601	519,136	168,558	1,084,612
✧✧LVIP SSGA Small-Cap Index Fund	3,477,247	1,160,630	810,879	(29,160)	(1,051,891)	2,745,947	100,444	29,091	321,664
✧✧LVIP SSGA Small-Mid Cap 200 Fund	3,645,777	490,069	702,506	(29,896)	(607,662)	2,795,782	261,385	92,457	107,826
Fixed Income Fund-50.32%@
✧✧LVIP SSGA Bond Index Fund	93,500,697	7,840,478	13,410,132	(1,702,151)	(12,258,256)	73,970,636	7,569,652	1,693,020	—
International Equity Funds-18.44%@
✧✧LVIP SSGA Developed International 150 Fund	12,970,558	2,326,304	2,978,950	(38,400)	(1,637,704)	10,641,808	1,508,193	852,909	—
✧✧LVIP SSGA Emerging Markets 100 Fund	7,353,267	1,767,217	1,663,501	(98,728)	(1,351,982)	6,006,273	871,864	661,083	—
✧✧LVIP SSGA International Index Fund	12,942,822	2,010,336	2,158,590	5,956	(2,341,898)	10,458,626	1,139,532	479,035	—
Total	$167,788,831	$21,207,102	$28,176,126	$(1,414,801)	$(27,081,957)	$132,323,049		$4,340,513	$2,623,044

@ As a percentage of Net Assets as of December 31, 2022.
✧✧ Standard Class shares.
LVIP SSGA Allocation Funds–39

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP SSGA Moderate Structured Allocation Fund
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-90.04%@
Equity Funds-32.98%@
✧✧LVIP SSGA Large Cap 100 Fund	$108,439,409	$ 9,520,350	$ 16,472,636	$ (513,095)	$ (17,930,862)	$ 83,043,166	6,952,128	$ 2,358,845	$ 5,589,347
✧✧LVIP SSGA Mid-Cap Index Fund	34,789,798	5,483,425	5,194,585	244,330	(8,346,091)	26,976,877	2,365,148	347,142	3,120,867
✧✧LVIP SSGA S&P 500 Index Fund	108,464,166	14,967,770	13,690,239	4,447,898	(32,624,772)	81,564,823	3,733,115	1,211,676	7,703,662
✧✧LVIP SSGA Small-Cap Index Fund	24,919,890	7,070,952	4,486,456	(174,668)	(7,575,332)	19,754,386	722,598	209,206	2,284,482
✧✧LVIP SSGA Small-Mid Cap 200 Fund	26,130,369	2,281,130	3,711,667	(109,999)	(4,481,220)	20,108,613	1,880,012	664,756	775,254
Fixed Income Fund-30.32%@
✧✧LVIP SSGA Bond Index Fund	268,091,447	10,601,876	26,007,801	(3,681,438)	(36,283,654)	212,720,430	21,768,362	4,866,118	—
International Equity Funds-26.74%@
✧✧LVIP SSGA Developed International 150 Fund	88,538,915	11,238,320	15,509,491	(227,202)	(11,180,350)	72,860,192	10,325,991	5,805,027	—
✧✧LVIP SSGA Emerging Markets 100 Fund	52,704,665	9,859,803	9,038,122	(1,056,740)	(9,280,102)	43,189,504	6,269,343	4,716,307	—
✧✧LVIP SSGA International Index Fund	88,349,153	9,287,426	10,072,361	(35,500)	(15,924,755)	71,603,963	7,801,695	3,267,188	—
Total	$800,427,812	$80,311,052	$104,183,358	$(1,106,414)	$(143,627,138)	$631,821,954		$23,446,265	$19,473,612

@ As a percentage of Net Assets as of December 31, 2022.
✧✧ Standard Class shares.
LVIP SSGA Allocation Funds–40

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP SSGA Moderately Aggressive Structured Allocation Fund
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-95.03%@
Equity Funds-36.85%@
✧✧LVIP SSGA Large Cap 100 Fund	$ 73,224,156	$ 7,100,036	$11,063,010	$ (435,866)	$(12,065,612)	$ 56,759,704	4,751,754	$ 1,607,459	$ 3,809,332
✧✧LVIP SSGA Mid-Cap Index Fund	21,691,177	3,515,327	3,117,387	93,217	(5,160,412)	17,021,922	1,492,366	218,371	1,964,252
✧✧LVIP SSGA S&P 500 Index Fund	73,235,642	10,637,280	9,027,550	2,397,210	(21,492,944)	55,749,638	2,551,588	825,691	5,252,627
✧✧LVIP SSGA Small-Cap Index Fund	20,722,805	6,022,237	3,660,790	(170,859)	(6,292,567)	16,620,826	607,975	175,471	1,917,253
✧✧LVIP SSGA Small-Mid Cap 200 Fund	21,721,929	2,095,425	3,073,011	(74,626)	(3,752,004)	16,917,713	1,581,686	557,565	650,245
Fixed Income Fund-25.27%@
✧✧LVIP SSGA Bond Index Fund	139,236,701	6,970,140	13,603,107	(1,912,760)	(18,873,640)	111,817,334	11,442,625	2,550,570	—
International Equity Funds-32.91%@
✧✧LVIP SSGA Developed International 150 Fund	60,707,437	8,044,334	10,357,232	(180,433)	(7,655,366)	50,558,740	7,165,354	4,017,550	—
✧✧LVIP SSGA Emerging Markets 100 Fund	54,754,024	10,559,305	9,132,207	(1,030,856)	(9,739,636)	45,410,630	6,591,759	4,945,553	—
✧✧LVIP SSGA International Index Fund	60,580,964	6,649,132	6,614,205	(254,646)	(10,674,367)	49,686,878	5,413,694	2,260,974	—
Total	$525,874,835	$61,593,216	$69,648,499	$(1,569,619)	$(95,706,548)	$420,543,385		$17,159,204	$13,593,709

@ As a percentage of Net Assets as of December 31, 2022.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2022, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Purchases	$23,674,997	$89,342,859	$81,227,893	$23,090,217	$ 87,417,614	$63,914,295
Sales	23,242,393	66,150,031	48,078,238	30,453,483	111,779,074	71,751,799
LVIP SSGA Allocation Funds–41

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Cost of investments	$130,667,012	$491,577,107	$437,950,752	$150,809,829	$682,740,228	$430,731,367
Aggregate unrealized appreciation of investments	$ 12,141,343	$ 72,272,449	$ 70,444,129	$ 7,159,142	$ 64,360,600	$ 39,284,565
Aggregate unrealized depreciation of investments	(10,434,890)	(29,601,154)	(22,516,576)	(10,977,328)	(44,944,196)	(27,298,776)
Net Unrealized Appreciation (Depreciation) of investments	$ 1,706,453	$ 42,671,295	$ 47,927,553	$ (3,818,186)	$ 19,416,404	$ 11,985,789
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2022:
Level 1	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Investments:
Assets:
Affiliated Investment Companies	$113,815,252	$448,804,018	$413,100,868	$132,323,049	$631,821,954	$420,543,385
LVIP SSGA Allocation Funds–42

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 1	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Unaffiliated Investment Companies	$ 18,558,213	$ 85,444,384	$ 72,777,437	$ 14,668,594	$ 70,334,743	$ 22,173,770
Total Investments	$132,373,465	$534,248,402	$485,878,305	$146,991,643	$702,156,697	$442,717,155
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and pass-through consent dividends from the Underlying Funds.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Year ended December 31, 2022
Ordinary income	$3,343,631	$13,786,450	$11,484,871	$ 5,374,262	$30,165,658	$20,531,889
Long-term capital gains	2,711,513	12,833,783	10,869,635	5,276,761	31,088,471	17,197,166
Total	$6,055,144	$26,620,233	$22,354,506	$10,651,023	$61,254,129	$37,729,055
Year ended December 31, 2021
Ordinary income	$3,755,117	$13,360,394	$11,820,729	$ 6,654,156	$39,589,420	$26,965,548
Long-term capital gains	471,318	3,279,667	2,307,152	1,337,925	7,557,511	4,413,093
Total	$4,226,435	$16,640,061	$14,127,881	$ 7,992,081	$47,146,931	$31,378,641
LVIP SSGA Allocation Funds–43

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
	LVIP SSGA Conservative Index Allocation Fund	LVIP SSGA Moderate Index Allocation Fund	LVIP SSGA Moderately Aggressive Index Allocation Fund	LVIP SSGA Conservative Structured Allocation Fund	LVIP SSGA Moderate Structured Allocation Fund	LVIP SSGA Moderately Aggressive Structured Allocation Fund
Undistributed long-term capital gains	$1,738,720	$12,946,689	$14,041,270	$ 1,364,466	$13,365,565	$ 8,931,488
Other temporary differences	(2)	—	(1)	—	—	2
Net unrealized appreciation (depreciation)	1,706,453	42,671,295	47,927,553	(3,818,186)	19,416,404	11,985,789
Distributable earnings/(accumulated loss)	$3,445,171	$55,617,984	$61,968,822	$(2,453,720)	$32,781,969	$20,917,279
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
At December 31, 2022, the Funds had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP SSGA Conservative Index Allocation Fund		LVIP SSGA Moderate Index Allocation Fund		LVIP SSGA Moderately Aggressive Index Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Shares sold:
Standard Class	493,645	718,992	1,992,882	1,515,872	1,705,266	2,103,289
Service Class	986,483	1,242,052	1,536,062	2,158,362	1,038,688	1,559,056
Shares reinvested:
Standard Class	191,730	103,511	952,538	460,710	847,537	410,473
Service Class	298,818	173,084	893,073	455,490	643,927	333,884
	1,970,676	2,237,639	5,374,555	4,590,434	4,235,418	4,406,702
Shares redeemed:
Standard Class	(453,771)	(313,380)	(1,317,594)	(804,327)	(774,889)	(1,388,157)
Service Class	(1,473,384)	(1,265,309)	(2,774,581)	(2,347,530)	(1,761,538)	(1,790,475)
	(1,927,155)	(1,578,689)	(4,092,175)	(3,151,857)	(2,536,427)	(3,178,632)
Net increase (decrease)	43,521	658,950	1,282,380	1,438,577	1,698,991	1,228,070

LVIP SSGA Allocation Funds–44

LVIP SSGA Allocation Funds
Notes to Financial Statements (continued)
 6. Capital Shares (continued)
	LVIP SSGA Conservative Structured Allocation Fund		LVIP SSGA Moderate Structured Allocation Fund		LVIP SSGA Moderately Aggressive Structured Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Shares sold:
Standard Class	336,058	415,894	1,321,822	820,221	1,582,119	911,211
Service Class	1,386,098	1,094,741	1,878,576	1,676,081	721,368	1,018,346
Shares reinvested:
Standard Class	149,333	83,792	1,072,199	593,155	898,237	536,233
Service Class	874,599	531,794	4,322,165	2,671,125	2,287,730	1,545,933
	2,746,088	2,126,221	8,594,762	5,760,582	5,489,454	4,011,723
Shares redeemed:
Standard Class	(333,716)	(385,142)	(1,080,160)	(607,315)	(1,418,412)	(592,316)
Service Class	(2,666,981)	(1,925,646)	(7,667,669)	(7,174,813)	(3,769,024)	(4,126,187)
	(3,000,697)	(2,310,788)	(8,747,829)	(7,782,128)	(5,187,436)	(4,718,503)
Net increase (decrease)	(254,609)	(184,567)	(153,067)	(2,021,546)	302,018	(706,780)
7. Line of Credit
The Funds, along with other funds in the Trust (“Participants”), are participants in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Funds had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
9. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP SSGA Allocation Funds–45

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Conservative Index Allocation Fund, LVIP SSGA Moderate Index Allocation Fund, LVIP SSGA Moderately Aggressive Index Allocation Fund, LVIP SSGA Conservative Structured Allocation Fund, LVIP SSGA Moderate Structured Allocation Fund and LVIP SSGA Moderately Aggressive Structured Allocation Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of LVIP SSGA Conservative Index Allocation Fund, LVIP SSGA Moderate Index Allocation Fund, LVIP SSGA Moderately Aggressive Index Allocation Fund, LVIP SSGA Conservative Structured Allocation Fund, LVIP SSGA Moderate Structured Allocation Fund and LVIP SSGA Moderately Aggressive Structured Allocation Fund (collectively referred to as the “Funds”) (six of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments, as of December 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (six of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP SSGA Allocation Funds–46

LVIP SSGA Allocation Funds
Other Fund Information (unaudited)
Approval of Investment Management Agreement
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life and Morningstar provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information, and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Funds are only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement for each Fund. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the performance of the underlying funds. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
LVIP SSGA Index Allocation Fund of Funds:  LVIP SSGA Conservative Index Allocation Fund, LVIP SSGA Moderate Index Allocation Fund, LVIP SSGA Moderately Aggressive Index Allocation Fund
The Board reviewed the LVIP SSGA Conservative Index Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and a custom index (Conservative Index Allocation Composite).  The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, five- and ten-year periods and above the return of the Morningstar peer group median and below the return of the benchmark index for the three-year period.  The Board noted LIAC’s comments that underperformance compared to the benchmark was due to expenses, flows via quarterly rebalancing and cash drag in the underlying funds. The Board noted LIAC’s view that the Fund’s performance results have been consistent with historical implementation, positioning and market conditions. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP SSGA Moderate Index Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Moderate Index Allocation Composite).  The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the return of the benchmark index for the one-,
LVIP SSGA Allocation Funds–47

LVIP SSGA Allocation Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
three-, five- and ten-year periods.  The Board noted LIAC’s comments that underperformance compared to the benchmark was due to expenses, flows via quarterly rebalancing and cash drag in the underlying funds.  The Board noted LIAC’s view that the Fund’s performance results have been consistent with historical implementation, positioning and market conditions.  The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP SSGA Moderately Aggressive Index Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Moderately Aggressive Index Allocation Composite).  The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three-, five- and ten-year periods.  The Board noted LIAC’s comments that underperformance compared to the benchmark was due to expenses, flows via quarterly rebalancing, and cash drag in the underlying funds.  The Board noted LIAC’s view that the Fund’s performance results have been consistent with historical implementation, positioning and market conditions.  The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for each Fund.  The Board noted that the investment management fee for LVIP SSGA Conservative Index Allocation Fund  was lower than the median net investment management fee of its Morningstar peer group.  The Board noted that the investment management fee for LVIP SSGA Moderate Index Allocation Fund and LVIP SSGA Moderately Aggressive Index Allocation Fund was higher than the median net investment management fee for each Fund of the respective Morningstar peer group and that the net expense ratio (plus acquired fund fees and expenses (“AFFE”)) for both Funds was lower than the net expense ratio (including AFFE) of the respective Morningstar peer group.  In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee was reasonable.
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that LIAC had reduced each Fund’s investment management fee effective May 1, 2019 and had implemented an expense limitation for LVIP SSGA Conservative Index Allocation Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
LVIP SSGA Structured Allocation Funds of Funds:  LVIP SSGA Conservative Structured Allocation Fund, LVIP SSGA Moderate Structured Allocation Fund, LVIP SSGA Moderately Aggressive Structured Allocation Fund
The Board reviewed the LVIP SSGA Conservative Structured Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and a custom index (Conservative Structured Allocation Composite).  The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three-, five  and ten-year periods.  The Board noted LIAC’s comments that underperformance was due to value and market cap biases of the underlying funds and the Fund’s overweight to non-U.S. equities.  The Board noted LIAC’s view that the Fund’s performance results have been consistent with historical implementation, portfolio positioning and market conditions and that LIAC would continue to closely monitor performance.  The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP SSGA Moderate Structured Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Moderate Structured Allocation Composite).  The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three-, five- and ten-year periods.  The Board noted LIAC’s comments that underperformance was due to value and size biases of the underlying funds and the Fund’s overweight to non-U.S. equities. The Board noted LIAC’s view that the Fund’s performance results have been consistent with expectations, portfolio positioning and market conditions favoring growth strategies over value strategies and that LIAC would continue to closely monitor performance.  The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP SSGA Moderately Aggressive Structured Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Moderately Aggressive Structured Allocation Composite).  The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and above the return of the benchmark index for the one-year period and below the return of the Morningstar peer group median and the benchmark index for the three-, five- and ten-year periods.  The Board noted LIAC’s comments that underperformance for longer time periods was due to value and size biases of the underlying funds.  The Board noted LIAC’s view that the Fund’s performance results have been consistent with historical implementation, portfolio positioning and market conditions and that LIAC would continue to closely monitor performance.  The Board concluded that the services provided by LIAC were satisfactory.
Management Fee.  The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for each Fund.  The Board noted that the investment management fee for  LVIP SSGA Conservative Structured Allocation Fund and LVIP SSGA Moderate Structured Allocation Fund was lower than the median net investment management fee of the Morningstar peer group. The Board noted that the investment management fee for LVIP SSGA Moderately Aggressive Structured Allocation Fund was higher than the median net investment fee of the Morningstar peer
LVIP SSGA Allocation Funds–48

LVIP SSGA Allocation Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
group median. The Board also considered that each Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the net expense ratio (including AFFE) of the respective Morningstar peer group.  In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee was reasonable.
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that LIAC had reduced each Fund’s investment management fee effective May 1, 2019 and concluded that economies of scale were appropriately shared with investors.
All Funds
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds, for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.
LVIP SSGA Allocation Funds–49

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP SSGA Allocation Funds–50

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP SSGA Allocation Funds–51

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP SSGA Allocation Funds–52

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP SSGA Allocation Funds–53

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Allocation Funds–54

LVIP SSGA Bond Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP SSGA Bond Index Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Bond Index Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned (13.44%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the Bloomberg U.S. Aggregate Bond Index1, returned (13.01%).
As we look back on 2022, there were some things no one could predict, like the war in Ukraine, whose impact on fixed income markets was mostly limited to emerging markets and global indices. Maybe most surprising was the evolution of the inflation and interest rate story: at the start of the year, markets were pricing in three 25bp hikes for the entire year. By the end of the first quarter, this was increased to 8-9 hikes. In reality, throughout 2022 the US Federal Reserve (the “Fed”) hiked rates by a total of 4.25%. The Fed made good on their claims that they would stop at nothing to curb inflation, delivering multiple 75 bps hikes in a row after inflation peaked at 9.1% in June. To their credit, inflation has come down to 7.1% in November, but this is still well away from their 2% target.
Complicating matters is the job market, which remains strong despite attempts by the Fed to depress wages and increase unemployment (wage growth has been a major factor in persistent inflation.) Though monthly payroll numbers have come down quite a bit during the year after posting an increase of 714k in February, we still saw a reading of 223k in December which can be considered strong, especially given the circumstances. Unemployment was on a downward trajectory for most of the year, much to the Fed’s chagrin, ending the year at 3.5% from January’s high of 4.0%. Similarly strong was business activity within the services sector especially, only retreating in December when data came out as contractionary. The manufacturing sector, on the other hand, was quicker to ease as supply-chain bottlenecks leftover from 2020 and 2021 broke up, thus reducing price pressures.
The fixed income markets responded violently to the Fed’s aggressive hiking cycle. US Treasury yields surged, albeit unevenly, resulting in a curve inversion in June that deepened throughout the second half of the year – a telltale sign of impending recession. The spread between 2Y and 10Y yields widened as much as -84bps at one point, though by year end the inversion moderated slightly to -55bps. Ten year yields peaked at 4.24% in Q4, up 2.75% from 2021 year end. In the credit space, the Bloomberg investment grade index widened by as much as 75 bps. These increases in yields and yield spreads meant that bonds had one of their worst years in history, with all major US indices posting negative returns for the majority of the twelve months.
Any small deviations in performance can be attributed to misweights due to our sampling process as well as effects from trading.
As this is an indexed fund, primary factors that affected markets also affected the Fund’s performance. The main macroeconomic factor that contributed to Fund performance was the Fed’s aggressive rate hiking cycle as a response to elevated inflation. All major US bond indices experienced negative returns during the year, however those that contained Treasuries were hit hardest due to persistent volatility with the sector. Investment grade corporate bonds, though supported by strong technicals and consistent issuance, also experienced volatility amid inflationary concerns.
Portfolio Managers:
SSGA Funds Management, Inc.:	Marc Di Cosimo
Michael Pryzgoda
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Bond Index Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,726 for the Standard Class shares and to $10,461 for the Service Class shares. For comparison, look at how the Bloomberg U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $11,108. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP SSGA Bond Index Fund–1

LVIP SSGA Bond Index Fund
2022 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 13.44%
Five Years	- 0.32%
Ten Years	+ 0.70%
Service Class Shares
One Year	- 13.66%
Five Years	- 0.57%
Ten Years	+ 0.45%
1 The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
LVIP SSGA Bond Index Fund–2

LVIP SSGA Bond Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$966.80	0.37%	$1.83
Service Class Shares	1,000.00	965.60	0.62%	3.07
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.30	0.37%	$1.89
Service Class Shares	1,000.00	1,022.10	0.62%	3.16

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSGA Bond Index Fund–3

LVIP SSGA Bond Index Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Agency Commercial Mortgage-Backed Securities	0.86%
Agency Mortgage-Backed Securities	27.49%
Agency Obligations	1.24%
Corporate Bonds	24.93%
Advertising	0.03%
Aerospace & Defense	0.48%
Agriculture	0.30%
Airlines	0.08%
Apparel	0.07%
Auto Manufacturers	0.39%
Auto Parts & Equipment	0.04%
Banks	5.71%
Beverages	0.53%
Biotechnology	0.26%
Building Materials	0.12%
Chemicals	0.35%
Commercial Services	0.28%
Computers	0.60%
Cosmetics & Personal Care	0.15%
Distribution/Wholesale	0.01%
Diversified Financial Services	0.95%
Electric	1.91%
Electrical Components & Equipment	0.02%
Electronics	0.18%
Entertainment	0.07%
Environmental Control	0.08%
Food	0.38%
Forest Products & Paper	0.05%
Gas	0.15%
Hand Machine Tools	0.02%
Health Care Products	0.24%
Health Care Services	0.74%
Home Builders	0.03%
Home Furnishings	0.02%
Household Products Wares	0.05%
Insurance	0.74%
Internet	0.46%
Investment Companies	0.17%
Iron & Steel	0.06%
Leisure Time	0.00%
Lodging	0.05%
Machinery Construction & Mining	0.09%
Machinery Diversified	0.19%
Media	0.78%
Metal Fabricate & Hardware	0.02%
Mining	0.14%
Miscellaneous Manufacturing	0.14%
Office Business Equipment	0.02%
Security Type/Sector	Percentage of Net Assets
Oil & Gas	0.88%
Oil & Gas Services	0.08%
Packaging & Containers	0.06%
Pharmaceuticals	1.28%
Pipelines	0.80%
Private Equity	0.01%
Real Estate	0.01%
Real Estate Investment Trusts	1.01%
Retail	0.73%
Semiconductors	0.56%
Software	0.66%
Telecommunications	1.11%
Toys Games Hobbies	0.01%
Transportation	0.52%
Trucking & Leasing	0.02%
Water	0.04%
Municipal Bonds	0.62%
Non-Agency Asset-Backed Securities	0.35%
Non-Agency Commercial Mortgage-Backed Securities	1.06%
Regional Bonds	0.28%
Sovereign Bonds	1.32%
Supranational Banks	1.34%
U.S. Treasury Obligations	39.82%
Money Market Fund	1.76%
Total Investments	101.07%
Liabilities Net of Receivables and Other Assets	(1.07%)
Total Net Assets	100.00%

LVIP SSGA Bond Index Fund–4

LVIP SSGA Bond Index Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited) (continued)
Credit Quality Ratings (as a % of fixed income investments)#
U.S. Government	69.89%
AAA	3.92%
AA	4.62%
A	11.20%
BBB	10.34%
Non-Rated	0.03%
Total	100.00%

#	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.
LVIP SSGA Bond Index Fund–5

LVIP SSGA Bond Index Fund
Statement of Net Assets
December 31, 2022
	Principal Amount°	Value (U.S. $)
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.86%
Fannie Mae-Aces
Series 2015-M1 A2 2.53% 9/25/24	336,095	$ 320,899
•Series 2017-M15 ATS2 3.16% 11/25/27	428,390	403,257
•Series 2017-M3 A2 2.47% 12/25/26	606,114	560,675
•Series 2017-M8 A2 3.06% 5/25/27	311,152	292,318
•Series 2018-M1 A2 2.99% 12/25/27	133,055	124,628
Series 2020-M42 A2 1.27% 7/25/30	960,000	763,583
•Series 2020-M53 A2 1.68% 11/25/32	1,000,000	781,775
Series 2020-M8 A2 1.82% 2/25/30	144,700	121,944
•Series 2021-M1 A2 1.39% 11/25/30	131,250	106,460
•Series 2022-M1 A2 1.67% 10/25/31	500,000	393,080
•Series 2022-M3 A2 1.71% 11/25/31	1,000,000	791,123
•Fannie Mae-Aces REMIC Series 2022-M13 A2 2.59% 6/25/32	500,000	432,905
Freddie Mac Multifamily Structured Pass Through Certificates
♦Series K060 A2 3.30% 10/25/26	1,000,000	948,307
♦Series K067 AM 3.28% 8/25/27	800,000	757,747
♦•Series K069 A2 3.19% 9/25/27	1,400,000	1,327,129
♦Series K072 A2 3.44% 12/25/27	1,270,000	1,215,857
♦Series K089 A2 3.56% 1/25/29	714,286	679,173
♦Series K098 A2 2.43% 8/25/29	350,000	309,228
♦Series K102 A2 2.54% 10/25/29	1,000,000	887,239
♦Series K105 A2 1.87% 1/25/30	250,000	210,893
♦Series K108 A2 1.52% 3/25/30	222,222	182,425
♦Series K109 A2 1.56% 4/25/30	200,000	164,046
♦Series K110 A2 1.48% 4/25/30	160,714	131,194
♦Series K111 A2 1.35% 5/25/30	600,000	483,261
♦Series K113 A2 1.34% 6/25/30	500,000	401,903
♦Series K115 A2 1.38% 6/25/30	2,383,333	1,916,027
	Principal Amount°	Value (U.S. $)
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac Multifamily Structured Pass Through Certificates (continued)
♦Series K117 A2 1.41% 8/25/30	750,000	$ 601,477
♦Series K121 A2 1.55% 10/25/30	400,000	322,483
♦Series K123 A2 1.62% 12/25/30	350,000	283,300
♦Series K126 A2 2.07% 1/25/31	400,000	336,435
♦Series K140 A2 2.25% 1/25/32	1,000,000	837,116
♦•Series K151 A2 3.80% 10/25/32	750,000	710,201
♦Series K-1515 A2 1.94% 2/25/35	351,000	262,207
♦Series K-1519 A2 2.01% 12/25/35	250,000	185,743
♦Series K734 A2 3.21% 2/25/26	500,000	480,486
♦Series K737 A2 2.53% 10/25/26	1,500,000	1,396,000
♦Series K741 A2 1.60% 12/25/27	400,000	349,760
Total Agency Commercial Mortgage-Backed Securities (Cost $23,678,836)		20,472,284
AGENCY MORTGAGE-BACKED SECURITIES–27.49%
Fannie Mae S.F. 10 yr 4.00% 5/1/23	8	8
Fannie Mae S.F. 15 yr
1.50% 7/1/36	4,208,466	3,644,324
1.50% 3/1/37	6,986,072	6,049,190
1.50% 4/1/37	1,973,157	1,708,538
2.00% 9/1/35	2,708,469	2,416,214
2.00% 11/1/35	4,302,152	3,837,315
2.00% 12/1/35	3,271,091	2,917,906
2.00% 2/1/36	4,366,142	3,894,341
2.00% 6/1/36	4,899,227	4,369,697
2.00% 12/1/36	7,527,870	6,714,055
2.00% 5/1/37	1,527,437	1,358,486
2.50% 10/1/27	218,956	208,783
2.50% 3/1/28	474,219	444,853
2.50% 4/1/28	684,659	650,841
2.50% 7/1/28	161,559	153,229
2.50% 9/1/28	264,279	250,874
2.50% 10/1/28	151,127	143,322
2.50% 3/1/29	672,188	630,518
2.50% 2/1/30	506,744	475,179
2.50% 5/1/30	196,811	184,108
2.50% 2/1/31	1,190,329	1,116,007
2.50% 7/1/31	527,011	492,818
2.50% 10/1/31	539,632	504,574
LVIP SSGA Bond Index Fund–6

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 15 yr (continued)
2.50% 6/1/32	1,465,623	$ 1,370,524
2.50% 12/1/32	575,492	538,073
2.50% 2/1/35	2,126,568	1,959,305
2.50% 8/1/35	1,039,422	953,768
3.00% 11/1/26	344,056	332,891
3.00% 6/1/27	97,559	94,160
3.00% 8/1/27	181,621	175,110
3.00% 9/1/27	747,142	719,967
3.00% 10/1/27	117,338	112,887
3.00% 12/1/27	35,613	34,293
3.00% 8/1/29	602,489	577,860
3.00% 4/1/30	329,076	314,794
3.00% 5/1/30	697,761	671,150
3.00% 6/1/30	473,556	451,900
3.00% 12/1/30	304,577	291,377
3.00% 10/1/32	429,417	408,646
3.00% 8/1/34	681,365	639,601
3.50% 11/1/25	62,865	61,445
3.50% 12/1/25	155,659	152,817
3.50% 12/1/26	129,106	125,625
3.50% 10/1/29	544,185	534,095
3.50% 4/1/32	183,120	178,821
3.50% 7/1/32	108,359	104,746
3.50% 6/1/33	252,703	243,017
4.00% 4/1/24	4,857	4,742
4.00% 5/1/24	8,564	8,379
4.00% 6/1/24	14,424	14,107
4.00% 7/1/24	6,063	5,918
4.00% 10/1/24	345	340
4.00% 12/1/24	16,839	16,434
4.00% 1/1/25	31,233	30,482
4.00% 3/1/25	35,587	34,732
4.00% 5/1/25	9,452	9,225
4.00% 7/1/25	175	173
4.00% 8/1/25	1,201	1,172
4.00% 9/1/25	19,588	19,293
4.00% 10/1/25	18,659	18,237
4.00% 1/1/26	532	524
4.00% 3/1/26	60,584	59,128
4.00% 5/1/26	760	741
4.00% 7/1/26	39,600	39,002
4.00% 3/1/31	112,055	109,362
4.50% 2/1/23	75	75
4.50% 4/1/23	57	57
4.50% 5/1/23	150	149
4.50% 6/1/23	2,264	2,257
4.50% 11/1/23	410	408
4.50% 2/1/24	51	51
4.50% 3/1/24	155	155
4.50% 4/1/24	3,602	3,592
4.50% 5/1/24	6,439	6,420
4.50% 7/1/24	8,997	8,980
4.50% 8/1/24	18,556	18,513
4.50% 11/1/24	13,240	13,215
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 15 yr (continued)
4.50% 4/1/25	14,267	$ 14,227
4.50% 5/1/25	1,363	1,360
4.50% 6/1/25	447	446
5.00% 4/1/23	116	117
5.00% 6/1/23	3,905	3,927
5.00% 9/1/23	3,325	3,344
5.00% 11/1/23	973	979
5.00% 12/1/23	1,133	1,140
5.00% 3/1/25	1,820	1,831
5.00% 6/1/25	41	41
Fannie Mae S.F. 15 yr TBA
2.50% 1/18/37	1,000,000	914,878
3.50% 1/1/38	1,000,000	956,586
Fannie Mae S.F. 20 yr
1.50% 12/1/41	2,784,506	2,277,914
2.00% 8/1/40	631,189	537,553
2.00% 10/1/40	710,040	604,706
2.00% 11/1/40	5,077,031	4,323,844
2.00% 1/1/41	2,326,562	1,962,675
2.00% 2/1/41	799,180	680,603
2.00% 11/1/41	2,736,923	2,307,067
2.50% 2/1/40	446,109	392,411
2.50% 6/1/40	464,279	407,422
2.50% 8/1/40	1,077,853	948,094
2.50% 4/1/41	340,722	299,660
3.00% 11/1/34	312,781	293,282
3.00% 12/1/34	212,986	199,709
3.00% 2/1/35	423,295	396,905
3.00% 3/1/36	182,213	169,048
3.00% 11/1/36	844,201	783,188
3.00% 9/1/37	452,736	420,002
3.50% 6/1/34	466,440	447,068
3.50% 7/1/34	1,264,977	1,212,441
3.50% 2/1/37	533,672	510,160
4.00% 9/1/35	109,695	105,626
4.00% 10/1/35	173,298	166,867
4.00% 1/1/37	257,737	248,169
Fannie Mae S.F. 30 yr
1.50% 11/1/51	5,305,147	4,088,829
2.00% 8/1/50	7,675,183	6,277,404
2.00% 1/1/51	11,276,946	9,217,341
2.00% 2/1/51	6,287,612	5,132,041
2.00% 4/1/51	15,170,673	12,386,967
2.00% 7/1/51	9,665,462	7,885,323
2.00% 10/1/51	14,088,157	11,488,177
2.00% 11/1/51	6,532,703	5,324,568
2.00% 1/1/52	7,563,993	6,160,235
2.00% 3/1/52	5,228,065	4,259,571
2.50% 11/1/49	4,717,517	4,035,246
2.50% 7/1/50	3,365,507	2,869,386
2.50% 8/1/50	2,159,004	1,841,783
2.50% 10/1/50	6,300,549	5,363,956
2.50% 4/1/51	13,154,440	11,175,533
2.50% 7/1/51	8,946,871	7,598,059

LVIP SSGA Bond Index Fund–7

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
2.50% 8/1/51	6,920,805	$ 5,873,306
2.50% 9/1/51	1,850,020	1,570,486
2.50% 10/1/51	8,427,754	7,153,145
2.50% 3/1/52	8,322,942	7,053,776
3.00% 9/1/42	365,668	332,341
3.00% 10/1/42	1,124,141	1,022,838
3.00% 11/1/42	704,295	640,835
3.00% 12/1/42	745,352	678,193
3.00% 1/1/43	518,674	471,949
3.00% 3/1/43	976,985	888,934
3.00% 4/1/43	694,901	632,274
3.00% 6/1/43	1,812,775	1,648,944
3.00% 7/1/43	1,041,381	947,521
3.00% 8/1/43	1,180,484	1,074,109
3.00% 9/1/45	720,281	649,104
3.00% 11/1/45	1,264,318	1,136,132
3.00% 9/1/46	1,544,540	1,382,474
3.00% 10/1/46	999,333	893,856
3.00% 11/1/46	1,109,456	996,132
3.00% 12/1/46	2,797,524	2,512,216
3.00% 1/1/47	2,250,258	2,007,134
3.00% 9/1/47	390,931	348,393
3.00% 2/1/48	1,341,784	1,202,866
3.00% 12/1/49	5,138,645	4,540,880
3.00% 7/1/50	2,005,022	1,778,185
3.00% 1/1/51	4,550,762	4,071,452
3.00% 2/1/52	2,183,686	1,927,413
3.00% 5/1/52	2,421,646	2,125,316
3.50% 10/1/40	193,169	180,597
3.50% 12/1/40	113,045	105,824
3.50% 2/1/41	187,533	175,516
3.50% 8/1/42	198,017	185,354
3.50% 9/1/42	702,392	657,509
3.50% 10/1/42	1,077,833	1,008,740
3.50% 11/1/42	344,041	321,669
3.50% 1/1/43	1,036,958	969,313
3.50% 2/1/43	156,972	146,880
3.50% 7/1/43	1,288,600	1,204,890
3.50% 10/1/44	539,432	503,388
3.50% 1/1/45	370,521	346,675
3.50% 2/1/45	1,640,902	1,536,051
3.50% 5/1/45	660,574	614,525
3.50% 8/1/45	798,870	742,681
3.50% 11/1/45	980,294	911,039
3.50% 2/1/46	1,906,710	1,771,499
3.50% 5/1/46	407,608	378,514
3.50% 6/1/46	166,394	155,142
3.50% 2/1/47	556,638	516,388
3.50% 3/1/47	379,869	352,376
3.50% 5/1/47	727,536	676,213
3.50% 7/1/47	1,509,810	1,413,069
3.50% 9/1/47	348,602	323,062
3.50% 10/1/47	838,418	777,182
3.50% 12/1/47	717,830	663,921
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
3.50% 1/1/48	837,336	$ 776,456
3.50% 2/1/48	466,729	432,253
3.50% 6/1/48	877,883	813,032
3.50% 11/1/48	657,042	611,782
3.50% 6/1/49	2,382,882	2,208,064
3.50% 8/1/49	2,480,908	2,280,545
3.50% 6/1/50	624,880	572,832
4.00% 1/1/39	11,624	11,164
4.00% 2/1/39	12,292	11,805
4.00% 3/1/39	641	616
4.00% 4/1/39	48,335	46,420
4.00% 6/1/39	35,131	33,739
4.00% 8/1/39	146,763	140,818
4.00% 9/1/39	200,627	192,673
4.00% 11/1/39	11,590	11,131
4.00% 12/1/39	221,023	212,265
4.00% 1/1/40	74,236	71,294
4.00% 5/1/40	89,184	85,946
4.00% 8/1/40	25,188	24,258
4.00% 9/1/40	50,106	48,119
4.00% 10/1/40	168,884	162,191
4.00% 11/1/40	245,283	235,561
4.00% 12/1/40	418,764	403,005
4.00% 1/1/41	727,047	698,258
4.00% 2/1/41	267,175	256,585
4.00% 3/1/41	3,792	3,654
4.00% 4/1/41	99,178	95,246
4.00% 5/1/41	470,997	452,325
4.00% 9/1/41	84,619	81,272
4.00% 10/1/41	36,837	35,378
4.00% 11/1/41	89,559	86,008
4.00% 12/1/41	3,037	2,917
4.00% 1/1/42	2,921	2,805
4.00% 10/1/43	1,135,952	1,088,745
4.00% 12/1/43	314,278	301,025
4.00% 7/1/44	378,668	362,709
4.00% 9/1/44	378,489	362,537
4.00% 10/1/44	578,844	554,447
4.00% 3/1/45	545,053	515,629
4.00% 7/1/45	598,172	572,957
4.00% 9/1/45	1,567,857	1,494,066
4.00% 4/1/46	326,286	312,531
4.00% 7/1/46	132,612	126,884
4.00% 11/1/46	990,937	948,136
4.00% 4/1/47	595,362	568,643
4.00% 9/1/47	303,194	289,424
4.00% 12/1/47	1,171,246	1,120,224
4.00% 1/1/48	349,351	333,268
4.00% 2/1/48	751,221	711,643
4.00% 5/1/48	187,757	179,026
4.00% 6/1/48	1,535,647	1,461,375
4.00% 7/1/48	482,071	459,652
4.00% 5/1/49	710,035	675,248
4.00% 8/1/49	2,089,354	1,989,831

LVIP SSGA Bond Index Fund–8

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
4.00% 7/1/52	1,338,692	$ 1,264,403
4.00% 8/1/52	1,783,516	1,686,910
4.00% 10/1/52	3,804,236	3,568,517
4.50% 8/1/33	6,025	5,941
4.50% 1/1/34	4,680	4,615
4.50% 9/1/35	18,336	18,043
4.50% 2/1/38	4,920	4,863
4.50% 4/1/38	13,420	13,038
4.50% 7/1/38	14,615	14,371
4.50% 11/1/38	27,965	27,680
4.50% 2/1/39	86,742	85,913
4.50% 3/1/39	57,851	57,320
4.50% 4/1/39	297,000	294,221
4.50% 5/1/39	148,442	147,098
4.50% 6/1/39	28,537	28,264
4.50% 7/1/39	100,858	99,985
4.50% 9/1/39	85,278	84,195
4.50% 1/1/40	246,616	244,224
4.50% 2/1/40	417,066	413,213
4.50% 5/1/40	184,846	182,800
4.50% 6/1/40	112,410	111,436
4.50% 8/1/40	49,425	48,830
4.50% 9/1/40	107,546	106,606
4.50% 10/1/40	585,741	580,606
4.50% 11/1/40	71,972	70,372
4.50% 2/1/41	309,535	306,148
4.50% 4/1/41	6,154	5,993
4.50% 5/1/41	541,877	535,903
4.50% 1/1/42	638,533	632,996
4.50% 9/1/43	251,084	246,655
4.50% 10/1/44	53,848	52,898
4.50% 9/1/47	389,830	382,749
4.50% 11/1/47	341,336	335,101
4.50% 8/1/48	746,054	729,492
4.50% 11/1/48	433,628	424,116
4.50% 12/1/48	506,388	496,121
5.00% 9/1/33	38,295	38,642
5.00% 4/1/34	141,637	144,640
5.00% 7/1/34	95,763	97,794
5.00% 11/1/34	45,848	46,327
5.00% 4/1/35	27,192	27,768
5.00% 6/1/35	46,411	47,395
5.00% 7/1/35	549,871	561,531
5.00% 9/1/35	12,651	12,813
5.00% 10/1/35	33,341	34,049
5.00% 12/1/35	162,186	165,628
5.00% 2/1/36	358,850	365,804
5.00% 3/1/36	20,702	21,141
5.00% 11/1/36	8,653	8,837
5.00% 4/1/38	42,643	43,542
5.00% 7/1/38	4,963	4,975
5.00% 8/1/39	123,728	125,671
5.00% 12/1/39	36,789	37,154
5.00% 1/1/40	128,029	129,709
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
5.00% 7/1/40	269,004	$ 271,495
5.00% 9/1/40	92,561	93,730
5.00% 6/1/41	147,772	149,637
5.50% 11/1/33	10,696	10,965
5.50% 1/1/34	21,145	21,809
5.50% 5/1/34	50,407	51,306
5.50% 7/1/34	22,313	22,842
5.50% 10/1/34	47,381	48,977
5.50% 9/1/35	25,351	26,241
5.50% 10/1/35	9,324	9,639
5.50% 12/1/35	115,960	117,174
5.50% 1/1/36	120,985	125,384
5.50% 4/1/36	285,665	295,497
5.50% 8/1/36	101,681	105,091
5.50% 1/1/37	59,184	60,560
5.50% 3/1/37	22,240	22,998
5.50% 5/1/37	33,473	34,695
5.50% 6/1/37	9,584	9,641
5.50% 8/1/37	11,629	12,058
5.50% 11/1/37	545	566
5.50% 12/1/37	77	77
5.50% 1/1/38	578,513	599,912
5.50% 2/1/38	9,321	9,525
5.50% 5/1/38	47,161	48,906
5.50% 6/1/38	2,775	2,878
5.50% 7/1/38	19,325	20,039
5.50% 10/1/38	9,863	10,228
5.50% 1/1/39	53,882	55,444
5.50% 5/1/39	93,382	96,836
5.50% 6/1/39	96,797	100,378
5.50% 10/1/39	40,157	41,643
5.50% 7/1/41	79,476	82,416
5.50% 12/1/52	720,330	728,668
6.00% 12/1/35	29,441	30,037
6.00% 2/1/36	12,932	13,417
6.00% 6/1/36	9,003	9,399
6.00% 7/1/36	33,041	34,092
6.00% 8/1/36	20,212	21,027
6.00% 9/1/36	26,553	27,347
6.00% 10/1/36	15,353	15,909
6.00% 11/1/36	1,921	1,999
6.00% 1/1/37	26,588	27,670
6.00% 2/1/37	85,290	88,646
6.00% 3/1/37	17,021	17,449
6.00% 4/1/37	3,140	3,197
6.00% 5/1/37	23,086	24,101
6.00% 6/1/37	19,862	20,781
6.00% 8/1/37	33,048	34,306
6.00% 9/1/37	56,911	59,331
6.00% 10/1/37	41,984	43,797
6.00% 11/1/37	18,712	19,310
6.00% 1/1/38	7,163	7,508
6.00% 4/1/38	1,648	1,675
6.00% 5/1/38	32,175	33,331

LVIP SSGA Bond Index Fund–9

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
6.00% 6/1/38	11,924	$ 12,189
6.00% 8/1/38	15,307	15,587
6.00% 9/1/38	12,842	13,037
6.00% 10/1/38	4,771	4,870
6.00% 11/1/38	6,045	6,247
6.00% 12/1/38	151,980	158,543
6.00% 4/1/40	109,003	113,269
6.00% 6/1/40	196,028	204,651
6.50% 3/1/32	296	304
6.50% 7/1/36	18,941	19,701
6.50% 9/1/36	19,204	20,084
6.50% 11/1/36	18,631	19,721
6.50% 9/1/37	3,676	3,902
6.50% 10/1/37	33,937	35,551
6.50% 2/1/38	31,490	32,885
6.50% 3/1/38	113,998	119,273
6.50% 5/1/38	18,876	19,592
6.50% 7/1/38	84,993	88,797
7.00% 8/1/39	25,666	26,500
Fannie Mae S.F. 30 yr TBA
2.00% 1/1/53	500,000	406,730
3.50% 1/1/53	975,000	885,595
4.00% 1/1/53	2,200,000	2,062,852
4.50% 1/1/53	11,300,000	10,873,496
5.00% 1/1/53	7,525,000	7,413,791
5.50% 1/1/53	2,275,000	2,280,612
Freddie Mac S.F. 15 yr
1.50% 2/1/37	4,541,396	3,933,603
1.50% 4/1/37	916,426	793,523
2.50% 4/1/28	21,350	20,273
2.50% 7/1/28	108,739	103,141
2.50% 9/1/28	589,725	559,844
2.50% 10/1/28	701,835	666,479
2.50% 10/1/29	443,280	417,559
2.50% 1/1/31	580,404	544,807
2.50% 5/1/31	221,116	207,002
2.50% 6/1/31	805,136	753,749
2.50% 12/1/31	856,567	801,912
2.50% 12/1/32	515,672	472,566
3.00% 11/1/26	444,619	430,826
3.00% 2/1/27	45,167	43,699
3.00% 3/1/27	66,145	63,764
3.00% 4/1/27	155,040	149,961
3.00% 11/1/27	65,970	63,921
3.00% 2/1/29	354,489	339,842
3.00% 4/1/30	790,778	757,398
3.00% 12/1/30	918,130	877,035
3.00% 5/1/31	435,067	416,657
3.00% 2/1/32	400,271	383,317
3.00% 5/1/32	248,832	237,054
3.00% 11/1/32	456,292	434,695
3.50% 12/1/25	145,868	143,368
3.50% 3/1/26	125,923	123,141
3.50% 10/1/27	117,212	112,339
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 15 yr (continued)
3.50% 2/1/30	75,332	$ 72,649
3.50% 4/1/32	186,726	180,717
4.00% 8/1/24	6,309	6,166
4.00% 2/1/25	14,266	13,938
4.00% 7/1/25	38,272	37,392
4.00% 4/1/26	102,187	99,836
4.50% 6/1/24	255	255
4.50% 7/1/24	10,560	10,553
4.50% 8/1/24	3,947	3,938
4.50% 11/1/24	12,883	12,874
4.50% 5/1/25	3,527	3,525
5.00% 4/1/23	849	855
5.00% 3/1/25	1,918	1,931
6.00% 11/1/23	2,017	2,011
Freddie Mac S.F. 20 yr
2.50% 1/1/42	1,375,063	1,195,675
3.00% 4/1/36	484,756	450,217
3.00% 2/1/37	398,004	369,856
3.00% 5/1/42	767,604	685,690
Freddie Mac S.F. 30 yr
1.50% 2/1/51	8,258,056	6,376,779
1.50% 10/1/51	2,943,254	2,268,619
1.50% 11/1/51	2,860,238	2,204,194
2.00% 10/1/50	6,030,020	4,930,350
2.00% 11/1/50	8,566,500	7,003,257
2.00% 12/1/50	4,595,566	3,755,917
2.00% 1/1/51	6,146,599	5,024,949
2.00% 2/1/51	11,442,858	9,354,290
2.00% 9/1/51	7,051,138	5,750,044
2.00% 11/1/51	11,412,448	9,301,875
2.00% 2/1/52	8,812,000	7,180,178
2.00% 3/1/52	5,752,790	4,684,163
2.50% 7/1/50	5,139,983	4,381,958
2.50% 8/1/50	5,521,331	4,707,067
2.50% 10/1/50	4,534,819	3,867,926
2.50% 11/1/50	4,228,745	3,599,855
2.50% 6/1/51	3,890,804	3,303,231
2.50% 9/1/51	7,993,597	6,770,928
2.50% 10/1/51	6,668,166	5,660,973
2.50% 11/1/51	5,947,885	5,048,265
2.50% 12/1/51	6,888,942	5,831,661
3.00% 10/1/42	764,105	696,070
3.00% 1/1/43	1,825,822	1,663,212
3.00% 3/1/43	884,277	805,521
3.00% 4/1/43	1,099,911	1,001,963
3.00% 7/1/43	440,878	401,608
3.00% 8/1/43	181,090	164,960
3.00% 10/1/43	646,047	588,505
3.00% 8/1/45	1,685,532	1,515,671
3.00% 4/1/46	369,068	330,332
3.00% 7/1/46	2,766,452	2,482,875
3.00% 11/1/46	1,004,321	897,000
3.00% 12/1/46	643,179	575,710
3.00% 1/1/47	1,241,134	1,110,556

LVIP SSGA Bond Index Fund–10

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
3.00% 2/1/47	2,400,698	$ 2,147,740
3.00% 12/1/47	106,115	94,551
3.00% 10/1/49	738,085	653,161
3.00% 1/1/50	2,195,737	1,939,469
3.00% 2/1/50	2,848,310	2,520,249
3.00% 4/1/50	1,520,728	1,343,371
3.00% 2/1/52	2,605,896	2,291,133
3.00% 3/1/52	2,418,958	2,123,770
3.50% 10/1/41	767,799	719,525
3.50% 2/1/42	499,737	468,323
3.50% 5/1/42	602,127	564,267
3.50% 10/1/42	622,574	583,427
3.50% 2/1/43	564,333	528,850
3.50% 5/1/43	461,373	431,822
3.50% 8/1/43	991,917	928,076
3.50% 2/1/44	226,460	211,796
3.50% 3/1/44	16,891	15,790
3.50% 6/1/44	234,177	218,818
3.50% 8/1/44	272,522	254,480
3.50% 11/1/44	472,036	440,492
3.50% 1/1/45	599,502	561,842
3.50% 7/1/45	802,519	747,726
3.50% 10/1/45	574,911	534,999
3.50% 12/1/45	445,824	415,556
3.50% 1/1/46	778,753	724,384
3.50% 3/1/46	393,432	364,387
3.50% 5/1/46	291,570	273,372
3.50% 6/1/46	666,584	616,178
3.50% 12/1/46	874,142	812,024
3.50% 2/1/47	662,285	616,300
3.50% 3/1/47	363,142	337,254
3.50% 10/1/47	258,495	240,107
3.50% 11/1/47	379,392	352,111
3.50% 12/1/47	857,346	795,160
3.50% 2/1/48	820,122	760,292
3.50% 5/1/48	322,547	298,957
3.50% 8/1/49	214,107	196,895
3.50% 9/1/49	1,946,224	1,805,740
3.50% 12/1/49	813,975	747,790
3.50% 3/1/50	238,746	218,970
3.50% 9/1/52	1,899,105	1,725,879
4.00% 5/1/39	60,278	57,954
4.00% 2/1/40	31,718	30,495
4.00% 5/1/40	32,657	31,362
4.00% 8/1/40	10,311	9,913
4.00% 9/1/40	81,414	78,274
4.00% 10/1/40	301,196	289,577
4.00% 11/1/40	641,363	616,618
4.00% 12/1/40	426,866	410,398
4.00% 2/1/41	372,856	358,472
4.00% 12/1/41	481,338	462,764
4.00% 1/1/42	46,253	43,772
4.00% 3/1/42	34,243	32,922
4.00% 4/1/42	596,684	573,660
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
4.00% 6/1/42	2,846	$ 2,736
4.00% 5/1/44	636,922	610,756
4.00% 9/1/44	184,938	175,396
4.00% 4/1/45	596,238	571,740
4.00% 10/1/45	289,866	278,158
4.00% 11/1/45	119,261	114,470
4.00% 1/1/46	337,134	323,283
4.00% 2/1/46	273,609	259,490
4.00% 2/1/47	160,364	153,411
4.00% 9/1/47	1,197,889	1,144,773
4.00% 11/1/47	161,120	154,376
4.00% 12/1/47	345,920	330,367
4.00% 1/1/48	164,017	157,311
4.00% 5/1/48	679,679	650,491
4.00% 7/1/48	203,119	193,893
4.00% 10/1/48	304,579	290,333
4.00% 3/1/49	324,245	309,521
4.00% 11/1/49	765,993	726,099
4.50% 2/1/39	15,631	15,494
4.50% 4/1/39	10,833	10,746
4.50% 5/1/39	29,214	28,948
4.50% 6/1/39	163,583	162,259
4.50% 7/1/39	38,476	38,141
4.50% 9/1/39	211,469	209,655
4.50% 10/1/39	137,608	136,275
4.50% 1/1/40	583,619	578,987
4.50% 2/1/40	284,352	281,354
4.50% 7/1/40	35,707	35,437
4.50% 8/1/40	21,523	21,360
4.50% 9/1/40	262,684	260,700
4.50% 2/1/41	509,761	505,996
4.50% 3/1/41	134,675	133,658
4.50% 9/1/41	169,558	168,278
4.50% 3/1/44	96,047	94,460
4.50% 7/1/45	334,030	331,508
4.50% 4/1/47	84,114	82,723
4.50% 9/1/47	193,121	189,869
4.50% 12/1/47	88,384	86,841
4.50% 6/1/48	253,040	248,037
4.50% 8/1/48	415,115	406,629
4.50% 3/1/49	451,267	438,252
4.50% 6/1/49	592,764	580,045
5.00% 10/1/34	58,954	60,061
5.00% 2/1/35	16,888	17,145
5.00% 8/1/35	22,110	22,604
5.00% 10/1/35	9,962	10,185
5.00% 11/1/35	4,892	5,002
5.00% 12/1/35	35,717	36,516
5.00% 2/1/37	26,200	26,787
5.00% 12/1/37	134,920	137,891
5.00% 1/1/38	1,878	1,916
5.00% 4/1/38	885	900
5.00% 6/1/38	46,448	47,406
5.00% 7/1/38	6,265	6,396

LVIP SSGA Bond Index Fund–11

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
5.00% 9/1/38	2,444	$ 2,494
5.00% 10/1/38	46,823	47,785
5.00% 12/1/38	40,261	41,097
5.00% 1/1/39	12,249	12,501
5.00% 2/1/39	212,288	216,605
5.00% 3/1/39	519,929	528,919
5.00% 8/1/39	48,843	49,592
5.00% 9/1/39	145,635	147,245
5.00% 1/1/40	108,349	109,842
5.00% 5/1/40	37,503	37,816
5.00% 6/1/40	226,835	229,909
5.00% 9/1/40	31,755	32,388
5.00% 3/1/41	113,355	113,839
5.00% 9/1/48	71,721	71,877
5.00% 11/1/48	143,992	144,046
5.00% 10/1/52	958,217	951,398
5.50% 8/1/33	12,074	12,143
5.50% 6/1/34	32,546	33,619
5.50% 6/1/35	21,552	22,284
5.50% 11/1/35	30,895	31,790
5.50% 1/1/37	14,477	15,028
5.50% 5/1/37	18,649	19,358
5.50% 7/1/37	6,472	6,710
5.50% 1/1/38	75,313	78,179
5.50% 2/1/38	18,969	19,693
5.50% 5/1/38	206,701	213,854
5.50% 6/1/38	5,037	5,229
5.50% 8/1/38	19,867	20,625
5.50% 12/1/38	13,674	13,980
5.50% 8/1/39	41,370	42,948
5.50% 12/1/39	108,875	110,399
5.50% 3/1/40	114,510	118,879
5.50% 4/1/40	211,525	219,546
5.50% 5/1/40	74,296	77,124
5.50% 6/1/41	23,496	24,390
6.00% 11/1/28	3,179	3,290
6.00% 7/1/33	5,800	5,896
6.00% 8/1/36	5,125	5,357
6.00% 11/1/36	14,342	14,973
6.00% 4/1/37	188	193
6.00% 5/1/37	21,551	22,461
6.00% 8/1/37	43,383	45,007
6.00% 9/1/37	35,542	36,876
6.00% 10/1/37	8,617	8,756
6.00% 11/1/37	55,856	58,106
6.00% 12/1/37	6,838	6,955
6.00% 1/1/38	33,710	34,903
6.00% 4/1/38	3,567	3,684
6.00% 6/1/38	8,379	8,740
6.00% 7/1/38	13,268	13,729
6.00% 8/1/38	6,669	6,879
6.00% 9/1/38	7,794	8,036
6.00% 10/1/38	13,779	14,189
6.00% 11/1/38	17,658	17,942
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
6.00% 3/1/39	8,933	$ 9,250
6.00% 5/1/40	241,186	251,926
6.00% 7/1/40	306,623	320,463
6.50% 11/1/36	47,212	49,381
6.50% 8/1/37	23,010	23,998
6.50% 10/1/37	7,356	7,735
6.50% 4/1/39	29,582	30,805
GNMA I S.F. 30 yr
3.00% 9/15/42	383,610	351,160
3.00% 11/15/42	348,103	318,666
3.00% 12/15/42	152,558	139,649
3.00% 2/15/45	255,315	228,259
3.50% 10/15/40	54,338	50,998
3.50% 1/15/41	17,201	16,177
3.50% 7/15/41	43,755	41,149
3.50% 10/15/41	98,381	92,521
3.50% 3/15/42	6,700	6,301
3.50% 6/15/42	508,438	478,160
3.50% 10/15/42	18,339	17,247
4.00% 6/15/39	20,339	19,663
4.00% 8/15/40	82,091	78,668
4.00% 10/15/40	178,123	171,556
4.00% 12/15/40	320,189	308,379
4.00% 1/15/41	289,222	278,551
4.00% 9/15/41	71,077	68,485
4.50% 2/15/39	24,145	23,794
4.50% 3/15/39	247,624	244,307
4.50% 4/15/39	52,808	52,179
4.50% 5/15/39	23,906	23,486
4.50% 6/15/39	26,163	25,737
4.50% 7/15/39	61,656	61,194
4.50% 8/15/39	10,672	10,594
4.50% 9/15/39	100,656	99,708
4.50% 10/15/39	311,073	306,482
4.50% 11/15/39	83,228	82,594
4.50% 12/15/39	60,349	59,964
4.50% 1/15/40	224,216	222,086
4.50% 4/15/40	87,238	86,435
4.50% 5/15/40	75,981	75,282
4.50% 6/15/40	185,532	181,834
4.50% 8/15/40	46,447	46,119
4.50% 9/15/40	48,416	48,105
4.50% 1/15/41	227,193	225,524
4.50% 2/15/41	383,330	380,403
4.50% 3/15/41	47,915	47,475
4.50% 6/15/41	44,903	44,199
4.50% 7/15/41	6,395	6,354
5.00% 3/15/35	14,623	14,765
5.00% 3/15/38	6,745	6,880
5.00% 4/15/38	3,642	3,699
5.00% 5/15/38	807	821
5.00% 8/15/38	2,154	2,163
5.00% 1/15/39	56,198	57,329
5.00% 4/15/39	50,794	51,817

LVIP SSGA Bond Index Fund–12

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA I S.F. 30 yr (continued)
5.00% 5/15/39	292,167	$ 298,827
5.00% 6/15/39	229,078	233,376
5.00% 9/15/39	73,537	74,000
5.00% 10/15/39	72,382	73,159
5.00% 11/15/39	103,186	105,263
5.00% 1/15/40	324,959	330,463
5.00% 2/15/40	191,615	195,426
5.00% 4/15/40	113,257	115,248
5.00% 7/15/40	109,460	112,017
5.50% 10/15/33	66,766	69,922
5.50% 4/15/37	14,551	15,074
5.50% 7/15/37	9,025	9,214
5.50% 1/15/38	47,564	48,649
5.50% 2/15/38	66,712	69,421
5.50% 7/15/38	26,852	27,837
5.50% 8/15/38	8,687	8,984
5.50% 9/15/38	120,592	125,529
5.50% 12/15/38	86,996	90,569
5.50% 1/15/39	33,936	34,797
5.50% 5/15/39	64,198	66,818
5.50% 7/15/39	604	612
5.50% 10/15/39	65,784	68,479
5.50% 12/15/39	17,513	18,228
5.50% 4/15/40	106,168	108,282
5.50% 2/15/41	15,589	16,228
6.00% 1/15/38	29,084	30,501
6.00% 3/15/38	307	315
6.00% 5/15/38	12,029	12,384
6.00% 7/15/38	1,417	1,489
6.00% 8/15/38	25,086	25,784
6.00% 10/15/38	26,920	28,050
6.00% 11/15/38	23,367	25,029
6.00% 12/15/38	59,710	62,818
6.00% 8/15/39	4,240	4,348
6.00% 10/15/39	2,422	2,484
6.00% 6/15/40	2,532	2,597
6.00% 12/15/40	168,990	179,000
6.50% 5/15/38	7,389	7,595
6.50% 7/15/38	59,203	60,856
6.50% 10/15/38	4,537	4,699
6.50% 2/15/39	62,585	64,842
6.50% 8/15/39	3,229	3,319
GNMA II S.F. 30 yr
2.00% 1/20/51	3,442,457	2,902,680
2.00% 4/20/51	6,238,268	5,255,606
2.00% 5/20/51	3,823,581	3,220,293
2.00% 6/20/51	6,398,872	5,385,907
2.00% 9/20/51	6,736,882	5,663,293
2.00% 12/20/51	4,666,545	3,911,068
2.00% 1/20/52	4,238,719	3,552,021
2.00% 4/20/52	1,591,396	1,333,527
2.00% 5/20/52	1,132,272	948,911
2.50% 12/20/46	564,724	497,884
2.50% 7/20/50	1,454,367	1,270,574
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA II S.F. 30 yr (continued)
2.50% 8/20/50	3,725,169	$ 3,244,844
2.50% 10/20/50	4,447,023	3,872,233
2.50% 4/20/51	5,771,959	5,027,057
2.50% 7/20/51	6,412,218	5,568,776
2.50% 8/20/51	3,045,475	2,645,154
2.50% 9/20/51	4,587,350	3,981,869
2.50% 10/20/51	2,140,462	1,857,425
2.50% 1/20/52	2,810,684	2,437,620
2.50% 5/20/52	2,413,972	2,091,351
3.00% 9/20/42	603,418	550,835
3.00% 11/20/42	304,958	278,381
3.00% 12/20/42	483,962	441,784
3.00% 1/20/43	465,663	425,087
3.00% 2/20/43	871,962	797,916
3.00% 3/20/43	1,262,256	1,136,808
3.00% 6/20/43	398,298	363,596
3.00% 9/20/43	738,056	674,444
3.00% 12/20/44	414,096	378,582
3.00% 3/20/45	396,908	362,326
3.00% 4/20/45	347,698	317,400
3.00% 6/20/45	576,105	525,322
3.00% 8/20/45	789,038	719,011
3.00% 12/20/45	163,905	148,546
3.00% 5/20/46	658,602	597,773
3.00% 9/20/46	783,222	708,907
3.00% 10/20/46	801,424	724,919
3.00% 11/20/46	663,135	599,496
3.00% 12/20/46	1,602,074	1,447,325
3.00% 1/20/47	1,230,631	1,107,059
3.00% 2/20/47	443,232	398,951
3.00% 6/20/47	506,490	456,340
3.00% 1/20/48	412,363	372,629
3.00% 12/20/49	505,741	454,800
3.00% 2/20/50	283,455	254,838
3.00% 5/20/50	1,435,647	1,289,181
3.00% 6/20/50	2,813,951	2,535,934
3.00% 7/20/50	4,454,558	3,997,750
3.00% 8/20/51	1,778,823	1,592,465
3.50% 12/20/41	411,869	388,056
3.50% 4/20/42	193,897	182,685
3.50% 6/20/42	586,592	552,664
3.50% 10/20/42	245,121	230,941
3.50% 12/20/42	530,941	500,237
3.50% 2/20/43	895,687	843,876
3.50% 3/20/43	553,142	511,756
3.50% 5/20/43	638,058	601,857
3.50% 9/20/43	730,245	688,008
3.50% 1/20/44	711,630	668,458
3.50% 12/20/44	360,954	337,064
3.50% 3/20/45	305,717	285,327
3.50% 4/20/45	1,642,105	1,533,208
3.50% 6/20/45	621,430	579,552
3.50% 10/20/45	638,228	595,203
3.50% 11/20/45	421,785	392,520

LVIP SSGA Bond Index Fund–13

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA II S.F. 30 yr (continued)
3.50% 12/20/45	147,442	$ 137,080
3.50% 3/20/46	557,879	520,214
3.50% 6/20/46	1,080,931	1,008,647
3.50% 7/20/46	643,565	600,196
3.50% 1/20/47	493,512	460,815
3.50% 6/20/47	676,820	631,025
3.50% 7/20/47	613,260	572,061
3.50% 9/20/47	675,010	632,030
3.50% 10/20/47	954,732	889,752
3.50% 11/20/47	629,833	586,356
3.50% 12/20/47	277,600	258,891
3.50% 1/20/48	614,541	574,211
3.50% 6/20/48	774,244	721,307
3.50% 8/20/49	346,951	321,963
3.50% 11/20/49	544,017	504,436
3.50% 12/20/49	1,135,771	1,051,481
4.00% 8/20/40	121,592	117,481
4.00% 10/20/41	24,660	23,827
4.00% 11/20/41	434,681	419,994
4.00% 12/20/41	175,282	169,358
4.00% 5/20/42	395,902	385,096
4.00% 7/20/42	258,422	249,692
4.00% 8/20/42	194,097	187,545
4.00% 8/20/43	286,806	276,428
4.00% 3/20/44	381,177	366,975
4.00% 8/20/44	540,883	520,269
4.00% 10/20/44	155,969	150,031
4.00% 12/20/44	552,278	531,238
4.00% 1/20/45	115,621	111,212
4.00% 2/20/45	293,321	282,157
4.00% 8/20/45	194,422	187,319
4.00% 9/20/45	274,927	264,857
4.00% 10/20/45	414,148	398,360
4.00% 11/20/45	270,336	260,542
4.00% 1/20/46	58,742	56,505
4.00% 6/20/46	268,258	258,646
4.00% 1/20/47	216,038	207,515
4.00% 4/20/47	375,990	360,772
4.00% 6/20/47	277,135	266,065
4.00% 7/20/47	97,066	93,193
4.00% 8/20/47	391,235	375,593
4.00% 5/20/49	528,078	504,448
4.00% 7/20/49	431,790	409,907
4.00% 3/20/50	664,021	636,018
4.00% 10/20/52	2,488,135	2,354,631
4.50% 7/20/41	599,306	598,134
4.50% 12/20/43	376,260	379,700
4.50% 3/20/44	246,600	245,363
4.50% 4/20/45	182,500	183,944
4.50% 4/20/47	122,145	121,002
4.50% 7/20/47	122,458	120,695
4.50% 9/20/47	62,546	61,748
4.50% 3/20/48	185,915	183,071
4.50% 7/20/48	715,875	701,707
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA II S.F. 30 yr (continued)
5.00% 4/20/43	318,917	$ 324,341
5.00% 7/20/48	146,050	145,867
5.50% 12/20/52	1,000,000	1,006,213
GNMA II S.F. 30 yr TBA
2.50% 1/23/53	1,550,000	1,342,855
3.00% 1/1/53	1,500,000	1,335,273
3.50% 1/1/53	1,500,000	1,377,923
4.00% 1/1/53	2,000,000	1,892,195
4.50% 1/1/53	4,700,000	4,558,589
5.00% 1/23/53	2,900,000	2,873,115
Total Agency Mortgage-Backed Securities (Cost $753,733,758)		656,060,870
AGENCY OBLIGATIONS–1.24%
Federal Farm Credit Banks Funding Corp.
0.25% 2/26/24	4,245,000	4,035,055
4.50% 11/18/24	1,000,000	998,763
Federal Home Loan Banks
1.25% 12/21/26	1,000,000	895,168
2.75% 6/28/24	1,500,000	1,458,755
3.25% 11/16/28	1,255,000	1,205,128
4.50% 10/3/24	1,000,000	998,840
5.50% 7/15/36	300,000	329,487
Federal Home Loan Mortgage Corp.
0.38% 9/23/25	185,000	166,478
1.50% 2/12/25	3,000,000	2,826,840
6.25% 7/15/32	750,000	874,749
6.75% 9/15/29	100,000	114,647
6.75% 3/15/31	300,000	354,029
Federal National Mortgage Association
0.38% 8/25/25	2,850,000	2,570,373
0.75% 10/8/27	850,000	732,050
1.63% 1/7/25	2,580,000	2,437,160
1.75% 7/2/24	2,000,000	1,914,492
2.13% 4/24/26	1,765,000	1,653,993
2.63% 9/6/24	2,085,000	2,022,761
5.63% 7/15/37	100,000	111,778
6.25% 5/15/29	500,000	560,121
6.63% 11/15/30	300,000	351,800
7.13% 1/15/30	500,000	593,053
7.25% 5/15/30	500,000	599,826
Japan International Cooperation Agency
2.13% 10/20/26	200,000	182,294
3.38% 6/12/28	200,000	188,226
Tennessee Valley Authority
4.63% 9/15/60	150,000	140,207
4.65% 6/15/35	500,000	493,832
Series B 4.70% 7/15/33	200,000	200,967
5.38% 4/1/56	200,000	211,686
5.88% 4/1/36	75,000	82,248
6.15% 1/15/38	100,000	113,380
7.13% 5/1/30	100,000	115,863
Total Agency Obligations (Cost $30,825,178)		29,534,049

LVIP SSGA Bond Index Fund–14

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS–24.93%
Advertising–0.03%
Interpublic Group of Cos., Inc.
2.40% 3/1/31	100,000	$ 78,931
3.38% 3/1/41	70,000	49,116
4.75% 3/30/30	400,000	377,360
Omnicom Group, Inc. 2.45% 4/30/30	100,000	82,822
Omnicom Group, Inc./Omnicom Capital, Inc. 3.60% 4/15/26	200,000	191,855
		780,084
Aerospace & Defense–0.48%
Boeing Co.
1.43% 2/4/24	165,000	158,121
1.95% 2/1/24	85,000	81,885
2.20% 2/4/26	750,000	681,422
2.60% 10/30/25	100,000	92,923
2.70% 2/1/27	75,000	67,700
2.75% 2/1/26	150,000	139,009
2.95% 2/1/30	150,000	127,038
3.10% 5/1/26	100,000	94,096
3.20% 3/1/29	100,000	87,689
3.25% 2/1/28	150,000	136,220
3.25% 3/1/28	95,000	84,915
3.25% 2/1/35	100,000	76,050
3.55% 3/1/38	65,000	47,890
3.60% 5/1/34	100,000	79,957
3.63% 2/1/31	85,000	74,474
3.63% 3/1/48	35,000	22,899
3.75% 2/1/50	150,000	102,984
3.85% 11/1/48	35,000	24,024
3.90% 5/1/49	100,000	70,217
3.95% 8/1/59	150,000	100,728
4.88% 5/1/25	285,000	282,818
5.04% 5/1/27	250,000	247,244
5.15% 5/1/30	500,000	487,820
5.71% 5/1/40	450,000	429,103
5.81% 5/1/50	500,000	463,588
5.93% 5/1/60	350,000	318,831
6.13% 2/15/33	50,000	50,813
6.88% 3/15/39	100,000	105,594
General Dynamics Corp.
2.13% 8/15/26	150,000	137,722
2.38% 11/15/24	100,000	95,449
2.63% 11/15/27	100,000	90,847
3.50% 5/15/25	150,000	146,132
3.75% 5/15/28	160,000	152,085
4.25% 4/1/50	300,000	266,107
L3Harris Technologies, Inc.
3.83% 4/27/25	250,000	242,775
3.85% 12/15/26	75,000	71,526
3.95% 5/28/24	154,000	151,501
4.40% 6/15/28	150,000	143,582
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Aerospace & Defense (continued)
L3Harris Technologies, Inc. (continued)
4.85% 4/27/35	70,000	$ 65,225
5.05% 4/27/45	70,000	62,714
Lockheed Martin Corp.
1.85% 6/15/30	45,000	36,957
2.80% 6/15/50	50,000	33,651
3.60% 3/1/35	150,000	133,137
3.80% 3/1/45	250,000	204,168
4.07% 12/15/42	279,000	241,353
4.50% 5/15/36	40,000	38,170
4.70% 5/15/46	109,000	100,707
5.10% 11/15/27	100,000	102,204
5.25% 1/15/33	200,000	206,205
5.70% 11/15/54	70,000	73,343
5.90% 11/15/63	90,000	96,623
Northrop Grumman Corp.
3.20% 2/1/27	100,000	93,750
3.25% 1/15/28	125,000	115,281
5.05% 11/15/40	100,000	95,942
5.25% 5/1/50	600,000	590,814
7.75% 2/15/31	150,000	170,751
Raytheon Technologies Corp.
2.25% 7/1/30	100,000	83,214
2.38% 3/15/32	200,000	161,963
3.03% 3/15/52	140,000	94,913
3.13% 5/4/27	350,000	325,926
3.13% 7/1/50	600,000	420,019
3.20% 3/15/24	150,000	147,080
3.50% 3/15/27	107,000	101,898
3.75% 11/1/46	100,000	77,181
3.95% 8/16/25	75,000	73,271
4.05% 5/4/47	50,000	41,001
4.13% 11/16/28	180,000	172,279
4.15% 5/15/45	250,000	208,412
4.35% 4/15/47	70,000	59,533
4.45% 11/16/38	60,000	54,499
4.50% 6/1/42	400,000	359,727
4.63% 11/16/48	100,000	90,107
4.70% 12/15/41	200,000	180,246
		11,346,042
Agriculture–0.30%
Altria Group, Inc.
2.35% 5/6/25	40,000	37,676
2.45% 2/4/32	500,000	377,197
2.63% 9/16/26	145,000	132,952
3.40% 5/6/30	25,000	21,369
3.40% 2/4/41	415,000	275,247
3.88% 9/16/46	200,000	133,729
4.00% 2/4/61	385,000	249,833
4.40% 2/14/26	65,000	63,632
4.45% 5/6/50	40,000	28,324
4.50% 5/2/43	100,000	75,075

LVIP SSGA Bond Index Fund–15

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Agriculture (continued)
Altria Group, Inc. (continued)
4.80% 2/14/29	225,000	$ 215,894
5.38% 1/31/44	63,000	55,528
5.80% 2/14/39	165,000	152,141
Archer-Daniels-Midland Co.
2.70% 9/15/51	250,000	165,511
4.50% 3/15/49	500,000	455,263
BAT Capital Corp.
2.26% 3/25/28	75,000	62,244
2.73% 3/25/31	150,000	117,033
2.79% 9/6/24	105,000	100,473
3.22% 8/15/24	400,000	385,155
3.22% 9/6/26	150,000	138,379
3.46% 9/6/29	200,000	171,875
3.56% 8/15/27	200,000	182,712
3.73% 9/25/40	65,000	44,136
3.98% 9/25/50	100,000	65,436
4.39% 8/15/37	275,000	213,813
4.54% 8/15/47	240,000	169,578
4.76% 9/6/49	100,000	72,427
4.91% 4/2/30	400,000	366,231
7.75% 10/19/32	110,000	118,313
BAT International Finance PLC 1.67% 3/25/26	100,000	88,605
Bunge Ltd. Finance Corp.
1.63% 8/17/25	50,000	45,532
3.25% 8/15/26	45,000	41,918
3.75% 9/25/27	55,000	51,357
Philip Morris International, Inc.
0.88% 5/1/26	250,000	219,629
2.10% 5/1/30	55,000	44,479
2.75% 2/25/26	100,000	93,669
2.88% 5/1/24	100,000	97,036
3.13% 8/17/27	150,000	138,961
3.38% 8/11/25	100,000	96,037
3.38% 8/15/29	100,000	90,045
4.13% 3/4/43	150,000	118,520
4.25% 11/10/44	85,000	68,242
4.38% 11/15/41	200,000	164,822
4.50% 3/20/42	100,000	84,346
5.00% 11/17/25	120,000	120,539
5.13% 11/17/27	155,000	156,132
5.75% 11/17/32	115,000	117,234
6.38% 5/16/38	150,000	159,671
Reynolds American, Inc.
4.45% 6/12/25	105,000	102,717
5.70% 8/15/35	50,000	45,133
5.85% 8/15/45	180,000	153,323
6.15% 9/15/43	125,000	111,492
		7,056,615
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Airlines–0.08%
♦American Airlines Pass-Through Trust
3.00% 10/15/28	43,329	$ 37,544
3.20% 6/15/28	359,750	311,983
3.65% 2/15/29	73,375	65,286
♦Delta Air Lines Pass-Through Trust
2.00% 6/10/28	127,577	108,639
3.20% 4/25/24	25,000	24,367
♦JetBlue Pass-Through Trust
2.75% 5/15/32	43,294	35,515
4.00% 11/15/32	21,728	19,318
Southwest Airlines Co.
2.63% 2/10/30	100,000	82,972
3.00% 11/15/26	100,000	91,956
5.13% 6/15/27	265,000	261,652
5.25% 5/4/25	115,000	115,428
♦Spirit Airlines Pass-Through Trust 4.10% 4/1/28	15,288	13,607
♦United Airlines Pass-Through Trust
2.70% 5/1/32	84,030	67,802
3.10% 7/7/28	73,617	66,365
3.50% 3/1/30	109,230	94,301
3.75% 9/3/26	121,587	111,877
4.15% 4/11/24	133,106	128,908
4.15% 8/25/31	92,785	82,069
4.88% 1/15/26	45,720	43,497
5.88% 10/15/27	237,115	233,783
		1,996,869
Apparel–0.07%
NIKE, Inc.
2.38% 11/1/26	150,000	138,334
2.85% 3/27/30	500,000	446,823
3.38% 11/1/46	100,000	77,377
3.63% 5/1/43	100,000	82,848
3.88% 11/1/45	100,000	86,502
PVH Corp. 4.63% 7/10/25	30,000	28,968
Ralph Lauren Corp.
2.95% 6/15/30	55,000	47,418
3.75% 9/15/25	100,000	97,123
Tapestry, Inc.
3.05% 3/15/32	100,000	77,831
4.13% 7/15/27	35,000	32,597
VF Corp. 2.40% 4/23/25	500,000	469,348
		1,585,169
Auto Manufacturers–0.39%
American Honda Finance Corp.
0.55% 7/12/24	100,000	93,369
0.75% 8/9/24	135,000	126,206
1.20% 7/8/25	200,000	182,809

LVIP SSGA Bond Index Fund–16

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Auto Manufacturers (continued)
American Honda Finance Corp. (continued)
1.30% 9/9/26	165,000	$ 145,593
1.80% 1/13/31	100,000	79,384
2.00% 3/24/28	115,000	99,078
2.35% 1/8/27	100,000	90,779
2.90% 2/16/24	100,000	97,580
3.55% 1/12/24	100,000	98,628
Cummins, Inc.
0.75% 9/1/25	85,000	76,637
4.88% 10/1/43	64,000	60,424
General Motors Co.
5.00% 10/1/28	150,000	143,660
5.15% 4/1/38	125,000	107,835
5.40% 4/1/48	200,000	163,465
5.95% 4/1/49	100,000	87,151
6.25% 10/2/43	350,000	323,585
6.60% 4/1/36	305,000	298,716
6.75% 4/1/46	75,000	71,903
6.80% 10/1/27	200,000	207,597
General Motors Financial Co., Inc.
1.05% 3/8/24	50,000	47,480
1.25% 1/8/26	250,000	220,145
2.35% 2/26/27	150,000	130,997
2.35% 1/8/31	250,000	188,504
2.40% 4/10/28	100,000	84,107
2.70% 8/20/27	250,000	218,538
2.90% 2/26/25	350,000	331,504
3.10% 1/12/32	150,000	117,531
3.60% 6/21/30	250,000	210,391
3.80% 4/7/25	75,000	72,397
3.85% 1/5/28	100,000	91,259
3.95% 4/13/24	150,000	147,044
4.00% 1/15/25	200,000	194,059
4.30% 7/13/25	100,000	96,847
4.35% 4/9/25	115,000	111,875
4.35% 1/17/27	180,000	171,034
5.10% 1/17/24	200,000	199,210
6.05% 10/10/25	250,000	254,286
Honda Motor Co. Ltd.
2.27% 3/10/25	85,000	80,433
2.53% 3/10/27	85,000	77,658
2.97% 3/10/32	100,000	85,667
Mercedes-Benz Finance North America LLC 8.50% 1/18/31	200,000	246,559
PACCAR Financial Corp.
0.35% 2/2/24	100,000	95,125
0.90% 11/8/24	100,000	93,166
2.85% 4/7/25	100,000	95,918
Toyota Motor Corp.
0.68% 3/25/24	200,000	189,711
1.34% 3/25/26	200,000	179,410
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Auto Manufacturers (continued)
Toyota Motor Corp. (continued)
2.36% 7/2/24	70,000	$ 67,354
2.76% 7/2/29	70,000	61,969
3.67% 7/20/28	105,000	99,508
Toyota Motor Credit Corp.
0.80% 1/9/26	250,000	222,734
1.15% 8/13/27	120,000	102,076
1.45% 1/13/25	200,000	187,259
1.80% 2/13/25	250,000	234,921
1.90% 1/13/27	200,000	178,463
1.90% 4/6/28	100,000	86,948
2.40% 1/13/32	200,000	164,045
2.90% 4/17/24	150,000	145,955
3.05% 3/22/27	200,000	186,470
3.20% 1/11/27	100,000	93,935
3.40% 4/14/25	150,000	145,388
4.40% 9/20/24	250,000	247,642
4.55% 9/20/27	250,000	246,555
5.45% 11/10/27	200,000	204,480
		9,260,956
Auto Parts & Equipment–0.04%
Aptiv PLC
4.35% 3/15/29	65,000	59,963
5.40% 3/15/49	150,000	127,241
Aptiv PLC/Aptiv Corp.
2.40% 2/18/25	150,000	141,449
3.25% 3/1/32	100,000	81,796
4.15% 5/1/52	125,000	89,940
BorgWarner, Inc. 2.65% 7/1/27	125,000	111,196
Lear Corp.
3.80% 9/15/27	100,000	92,819
4.25% 5/15/29	50,000	44,902
Magna International, Inc. 3.63% 6/15/24	200,000	195,482
		944,788
Banks–5.71%
Banco Bilbao Vizcaya Argentaria SA 1.13% 9/18/25	200,000	178,642
Banco Santander SA
μ1.72% 9/14/27	200,000	170,833
1.85% 3/25/26	200,000	176,528
2.75% 5/28/25	200,000	187,178
2.96% 3/25/31	200,000	158,981
3.49% 5/28/30	200,000	168,318
3.50% 3/24/25	200,000	192,588
4.25% 4/11/27	200,000	189,869
4.38% 4/12/28	200,000	187,660
5.18% 11/19/25	200,000	196,736
Bank of America Corp.
μ0.98% 9/25/25	200,000	184,075

LVIP SSGA Bond Index Fund–17

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Bank of America Corp. (continued)
μ1.20% 10/24/26	850,000	$ 755,675
μ1.32% 6/19/26	900,000	810,446
μ1.53% 12/6/25	200,000	184,460
μ1.66% 3/11/27	250,000	221,176
μ1.73% 7/22/27	305,000	267,215
μ1.84% 2/4/25	200,000	191,754
μ1.90% 7/23/31	200,000	153,501
μ1.92% 10/24/31	350,000	267,361
μ2.02% 2/13/26	300,000	278,466
μ2.09% 6/14/29	750,000	631,121
μ2.30% 7/21/32	500,000	385,053
μ2.46% 10/22/25	200,000	188,971
μ2.48% 9/21/36	300,000	220,428
μ2.50% 2/13/31	300,000	243,837
μ2.55% 2/4/28	200,000	177,637
μ2.57% 10/20/32	250,000	195,801
μ2.65% 3/11/32	250,000	200,107
μ2.68% 6/19/41	300,000	201,810
μ2.83% 10/24/51	75,000	45,978
μ2.88% 10/22/30	200,000	167,315
μ2.97% 2/4/33	1,125,000	906,321
μ2.97% 7/21/52	500,000	312,307
μ3.09% 10/1/25	550,000	526,912
μ3.19% 7/23/30	250,000	215,021
3.25% 10/21/27	500,000	461,660
μ3.37% 1/23/26	250,000	238,370
μ3.42% 12/20/28	480,000	434,654
μ3.46% 3/15/25	200,000	194,691
μ3.48% 3/13/52	250,000	175,713
3.50% 4/19/26	350,000	334,020
μ3.56% 4/23/27	300,000	281,061
μ3.59% 7/21/28	350,000	322,206
μ3.82% 1/20/28	250,000	233,279
μ3.84% 4/25/25	250,000	244,081
μ3.85% 3/8/37	200,000	165,612
3.88% 8/1/25	400,000	389,357
3.95% 4/21/25	250,000	243,302
μ3.95% 1/23/49	250,000	193,310
μ3.97% 2/7/30	375,000	340,586
4.00% 4/1/24	475,000	469,011
4.18% 11/25/27	250,000	237,125
4.25% 10/22/26	433,000	418,256
μ4.27% 7/23/29	400,000	373,000
μ4.38% 4/27/28	250,000	239,081
μ4.44% 1/20/48	200,000	168,667
4.45% 3/3/26	430,000	421,342
μ4.57% 4/27/33	250,000	228,676
5.00% 1/21/44	350,000	321,787
5.88% 2/7/42	218,000	222,137
6.11% 1/29/37	200,000	202,272
μ6.20% 11/10/28	130,000	134,221
7.75% 5/14/38	200,000	232,486
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Bank of America N.A. 6.00% 10/15/36	400,000	$ 408,653
Bank of Montreal
1.25% 9/15/26	200,000	174,753
1.50% 1/10/25	145,000	135,249
2.15% 3/8/24	200,000	193,492
2.50% 6/28/24	135,000	129,998
2.65% 3/8/27	135,000	123,296
μ3.09% 1/10/37	250,000	189,026
μ3.80% 12/15/32	300,000	264,156
4.25% 9/14/24	200,000	197,336
4.70% 9/14/27	200,000	197,895
Bank of New York Mellon Corp.
2.10% 10/24/24	170,000	162,070
3.00% 2/24/25	100,000	96,381
3.00% 10/30/28	55,000	49,161
3.25% 9/11/24	400,000	388,960
3.25% 5/16/27	150,000	141,024
3.30% 8/23/29	350,000	312,956
3.35% 4/25/25	250,000	242,014
μ3.44% 2/7/28	180,000	168,441
3.85% 4/28/28	100,000	95,907
3.95% 11/18/25	100,000	97,859
•5.22% 11/21/25	250,000	250,657
•5.80% 10/25/28	180,000	186,128
•5.83% 10/25/33	145,000	150,306
Bank of Nova Scotia
1.05% 3/2/26	250,000	221,055
1.30% 6/11/25	500,000	458,107
1.30% 9/15/26	100,000	87,348
2.45% 2/2/32	200,000	160,857
2.70% 8/3/26	200,000	185,193
2.95% 3/11/27	200,000	184,542
3.40% 2/11/24	250,000	245,861
3.45% 4/11/25	90,000	86,610
4.50% 12/16/25	150,000	147,007
μ4.59% 5/4/37	65,000	55,468
5.25% 12/6/24	165,000	165,304
BankUnited, Inc. 5.13% 6/11/30	200,000	185,269
Barclays PLC
μ2.28% 11/24/27	200,000	172,875
μ2.65% 6/24/31	300,000	234,061
μ2.67% 3/10/32	200,000	152,531
μ2.85% 5/7/26	200,000	185,845
μ2.89% 11/24/32	200,000	152,317
μ3.33% 11/24/42	200,000	136,514
μ3.81% 3/10/42	200,000	134,986
μ3.93% 5/7/25	200,000	193,947
4.34% 1/10/28	200,000	185,825
4.38% 1/12/26	200,000	193,538
4.95% 1/10/47	200,000	170,233
μ4.97% 5/16/29	200,000	187,826

LVIP SSGA Bond Index Fund–18

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Barclays PLC (continued)
5.20% 5/12/26	500,000	$ 486,248
5.25% 8/17/45	200,000	178,705
μ5.75% 8/9/33	600,000	566,797
μ7.39% 11/2/28	200,000	208,466
•7.44% 11/2/33	200,000	209,560
BNP Paribas SA 4.25% 10/15/24	200,000	195,548
BPCE SA 3.38% 12/2/26	250,000	232,688
Canadian Imperial Bank of Commerce
0.95% 10/23/25	105,000	94,355
1.00% 10/18/24	150,000	139,892
2.25% 1/28/25	200,000	188,747
3.10% 4/2/24	300,000	292,746
3.60% 4/7/32	90,000	79,313
Citibank NA 3.65% 1/23/24	500,000	493,127
Citigroup, Inc.
μ0.98% 5/1/25	125,000	117,055
μ1.28% 11/3/25	60,000	55,286
μ2.01% 1/25/26	145,000	134,381
μ2.52% 11/3/32	145,000	112,762
μ2.56% 5/1/32	140,000	110,525
μ2.67% 1/29/31	300,000	246,055
μ2.90% 11/3/42	100,000	69,008
μ3.06% 1/25/33	135,000	108,947
μ3.07% 2/24/28	250,000	225,382
μ3.11% 4/8/26	1,600,000	1,514,532
3.20% 10/21/26	300,000	277,548
μ3.29% 3/17/26	300,000	285,165
μ3.35% 4/24/25	300,000	290,903
μ3.52% 10/27/28	250,000	228,099
μ3.67% 7/24/28	200,000	183,678
3.70% 1/12/26	400,000	384,769
3.75% 6/16/24	400,000	393,024
μ3.79% 3/17/33	300,000	256,587
μ3.88% 1/24/39	250,000	206,629
μ3.98% 3/20/30	750,000	676,414
4.13% 7/25/28	380,000	353,684
4.30% 11/20/26	400,000	386,936
4.45% 9/29/27	300,000	286,023
4.60% 3/9/26	105,000	103,133
4.65% 7/30/45	250,000	214,408
4.65% 7/23/48	250,000	215,006
4.75% 5/18/46	150,000	124,644
5.50% 9/13/25	200,000	201,224
5.88% 2/22/33	200,000	198,265
5.88% 1/30/42	150,000	150,829
6.00% 10/31/33	100,000	99,914
•6.27% 11/17/33	335,000	345,600
6.63% 6/15/32	100,000	105,306
6.68% 9/13/43	150,000	160,307
8.13% 7/15/39	350,000	430,144
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
•Citizens Bank NA 6.06% 10/24/25	500,000	$ 505,629
Comerica Bank 4.00% 7/27/25	250,000	242,456
Cooperatieve Rabobank UA
0.38% 1/12/24	250,000	238,372
1.38% 1/10/25	250,000	233,367
3.75% 7/21/26	250,000	234,735
5.25% 5/24/41	150,000	150,098
5.25% 8/4/45	250,000	224,158
Credit Suisse AG 3.70% 2/21/25	250,000	230,523
Credit Suisse Group AG
4.55% 4/17/26	350,000	308,691
4.88% 5/15/45	400,000	273,546
Deutsche Bank AG
μ1.45% 4/1/25	200,000	185,750
μ2.13% 11/24/26	150,000	132,331
μ2.55% 1/7/28	350,000	297,516
μ3.55% 9/18/31	355,000	284,599
3.70% 5/30/24	490,000	476,159
μ3.96% 11/26/25	200,000	191,113
4.10% 1/13/26	200,000	192,212
μ6.12% 7/14/26	165,000	163,896
Fifth Third Bancorp
μ1.71% 11/1/27	220,000	195,134
2.55% 5/5/27	120,000	107,735
3.65% 1/25/24	100,000	98,488
μ4.06% 4/25/28	90,000	85,332
4.30% 1/16/24	250,000	247,389
8.25% 3/1/38	100,000	123,750
Fifth Third Bank NA
3.95% 7/28/25	200,000	196,301
•5.85% 10/27/25	250,000	252,525
First Horizon Corp. 4.00% 5/26/25	100,000	97,162
First Republic Bank 4.63% 2/13/47	250,000	194,000
Goldman Sachs Group, Inc.
μ0.86% 2/12/26	750,000	678,167
μ1.09% 12/9/26	100,000	88,153
μ1.43% 3/9/27	200,000	175,382
μ1.76% 1/24/25	110,000	105,287
μ1.95% 10/21/27	430,000	375,986
μ2.38% 7/21/32	855,000	663,402
μ2.64% 2/24/28	90,000	80,135
μ2.65% 10/21/32	175,000	138,175
μ2.91% 7/21/42	290,000	197,207
3.00% 3/15/24	400,000	390,050
μ3.10% 2/24/33	200,000	162,396
μ3.27% 9/29/25	350,000	337,270
μ3.44% 2/24/43	100,000	73,478
μ3.62% 3/15/28	400,000	372,585
3.63% 2/20/24	210,000	206,366
μ3.69% 6/5/28	135,000	125,433

LVIP SSGA Bond Index Fund–19

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Goldman Sachs Group, Inc. (continued)
3.75% 5/22/25	750,000	$ 725,367
3.80% 3/15/30	600,000	539,385
μ3.81% 4/23/29	400,000	365,370
3.85% 7/8/24	400,000	391,410
3.85% 1/26/27	300,000	285,637
μ4.02% 10/31/38	350,000	287,758
μ4.22% 5/1/29	500,000	465,809
μ4.41% 4/23/39	500,000	432,015
4.75% 10/21/45	150,000	131,512
5.15% 5/22/45	360,000	323,359
5.95% 1/15/27	200,000	205,261
6.25% 2/1/41	255,000	266,142
6.45% 5/1/36	200,000	207,273
6.75% 10/1/37	800,000	853,619
HSBC Bank USA NA 7.00% 1/15/39	100,000	107,729
HSBC Holdings PLC
μ1.59% 5/24/27	210,000	181,064
μ1.65% 4/18/26	225,000	203,088
μ2.01% 9/22/28	355,000	296,711
μ2.10% 6/4/26	290,000	263,899
μ2.36% 8/18/31	200,000	152,818
μ2.63% 11/7/25	510,000	478,958
μ2.85% 6/4/31	250,000	199,526
μ3.00% 3/10/26	350,000	328,956
μ3.80% 3/11/25	325,000	315,941
3.90% 5/25/26	400,000	380,966
μ3.97% 5/22/30	435,000	380,749
μ4.04% 3/13/28	200,000	184,307
4.25% 3/14/24	300,000	294,675
μ4.29% 9/12/26	600,000	573,934
4.30% 3/8/26	250,000	241,810
4.38% 11/23/26	375,000	360,122
μ4.58% 6/19/29	235,000	216,347
μ4.76% 3/29/33	200,000	173,332
μ5.40% 8/11/33	1,000,000	926,023
6.10% 1/14/42	200,000	208,507
6.50% 5/2/36	200,000	195,644
6.50% 9/15/37	200,000	192,420
6.80% 6/1/38	200,000	198,500
μ7.39% 11/3/28	250,000	262,738
Huntington Bancshares, Inc.
2.55% 2/4/30	250,000	205,639
2.63% 8/6/24	100,000	95,981
4.00% 5/15/25	150,000	146,011
μ5.02% 5/17/33	70,000	66,459
μHuntington National Bank 4.01% 5/16/25	250,000	244,560
Industrial & Commercial Bank of China Ltd. 3.54% 11/8/27	250,000	237,985
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
ING Groep NV
μ1.73% 4/1/27	200,000	$ 176,496
3.55% 4/9/24	500,000	489,084
4.05% 4/9/29	370,000	340,768
μ4.25% 3/28/33	200,000	176,082
JPMorgan Chase & Co.
μ0.56% 2/16/25	575,000	542,271
μ0.77% 8/9/25	165,000	152,286
μ0.82% 6/1/25	335,000	312,270
μ0.97% 6/23/25	500,000	466,085
μ1.04% 2/4/27	250,000	217,467
μ1.47% 9/22/27	190,000	164,495
μ1.56% 12/10/25	200,000	185,165
μ1.76% 11/19/31	350,000	265,324
μ1.95% 2/4/32	150,000	114,739
μ2.01% 3/13/26	110,000	101,811
μ2.07% 6/1/29	280,000	233,853
μ2.18% 6/1/28	700,000	612,068
μ2.30% 10/15/25	185,000	174,335
μ2.53% 11/19/41	350,000	228,822
μ2.55% 11/8/32	250,000	197,608
μ2.60% 2/24/26	250,000	235,040
μ2.74% 10/15/30	460,000	385,763
2.95% 10/1/26	500,000	466,313
μ2.95% 2/24/28	150,000	135,690
μ2.96% 5/13/31	80,000	65,916
μ2.96% 1/25/33	200,000	162,780
μ3.11% 4/22/41	300,000	218,018
μ3.11% 4/22/51	700,000	458,629
3.20% 6/15/26	450,000	424,851
μ3.22% 3/1/25	270,000	262,423
3.30% 4/1/26	500,000	473,967
μ3.51% 1/23/29	310,000	281,335
μ3.54% 5/1/28	150,000	138,032
3.63% 5/13/24	250,000	245,684
3.63% 12/1/27	260,000	240,359
μ3.70% 5/6/30	250,000	224,220
μ3.85% 6/14/25	200,000	195,544
3.90% 7/15/25	500,000	488,812
μ3.96% 1/29/27	500,000	476,623
μ3.96% 11/15/48	200,000	156,000
μ4.01% 4/23/29	350,000	323,798
μ4.08% 4/26/26	250,000	242,730
4.13% 12/15/26	500,000	483,118
μ4.20% 7/23/29	300,000	279,541
μ4.32% 4/26/28	250,000	238,747
μ4.45% 12/5/29	200,000	187,871
μ4.57% 6/14/30	140,000	131,721
μ4.59% 4/26/33	210,000	194,410
4.95% 6/1/45	500,000	446,723
5.40% 1/6/42	200,000	196,078
5.50% 10/15/40	100,000	98,536
μ5.55% 12/15/25	250,000	250,004
5.60% 7/15/41	500,000	499,813

LVIP SSGA Bond Index Fund–20

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
JPMorgan Chase & Co. (continued)
μ5.72% 9/14/33	1,155,000	$ 1,127,342
6.40% 5/15/38	450,000	486,090
8.00% 4/29/27	100,000	111,317
KeyBank NA
4.39% 12/14/27	400,000	384,632
5.85% 11/15/27	250,000	258,045
KeyCorp 2.25% 4/6/27	250,000	221,288
Kreditanstalt fuer Wiederaufbau
^0.00% 4/18/36	200,000	115,425
^0.00% 6/29/37	500,000	273,570
0.25% 3/8/24	325,000	308,015
0.38% 7/18/25	920,000	832,085
0.50% 9/20/24	600,000	559,274
0.63% 1/22/26	450,000	402,971
0.75% 9/30/30	800,000	624,738
1.25% 1/31/25	500,000	468,081
1.75% 9/14/29	140,000	120,691
2.00% 5/2/25	400,000	378,418
2.63% 2/28/24	680,000	663,260
2.88% 4/3/28	525,000	493,621
3.00% 5/20/27	315,000	300,368
Landwirtschaftliche Rentenbank
0.50% 5/27/25	145,000	132,057
0.88% 3/30/26	160,000	143,238
2.50% 11/15/27	300,000	277,564
Lloyds Banking Group PLC
μ1.63% 5/11/27	200,000	173,109
μ2.44% 2/5/26	200,000	186,205
μ3.57% 11/7/28	350,000	314,753
3.75% 1/11/27	235,000	218,599
μ3.75% 3/18/28	200,000	184,622
4.34% 1/9/48	150,000	109,342
4.38% 3/22/28	200,000	189,819
4.45% 5/8/25	200,000	196,171
4.58% 12/10/25	300,000	290,489
4.65% 3/24/26	200,000	191,506
μ7.95% 11/15/33	200,000	211,700
Manufacturers & Traders Trust Co. 5.40% 11/21/25	250,000	251,311
Mitsubishi UFJ Financial Group, Inc.
μ0.96% 10/11/25	200,000	183,890
1.41% 7/17/25	200,000	181,618
μ1.64% 10/13/27	250,000	216,516
2.05% 7/17/30	200,000	157,760
μ2.34% 1/19/28	200,000	176,037
2.56% 2/25/30	200,000	165,515
2.80% 7/18/24	200,000	192,204
μ2.85% 1/19/33	200,000	159,205
3.20% 7/18/29	200,000	174,634
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Mitsubishi UFJ Financial Group, Inc. (continued)
3.29% 7/25/27	200,000	$ 184,231
3.41% 3/7/24	150,000	146,859
3.74% 3/7/29	200,000	184,306
3.75% 7/18/39	200,000	162,469
3.78% 3/2/25	200,000	194,472
3.85% 3/1/26	400,000	382,688
3.96% 3/2/28	350,000	332,488
4.05% 9/11/28	200,000	191,717
4.15% 3/7/39	70,000	59,052
4.29% 7/26/38	70,000	60,542
μ5.06% 9/12/25	200,000	198,574
μ5.35% 9/13/28	200,000	198,409
μ5.47% 9/13/33	200,000	196,395
Mizuho Financial Group, Inc.
μ1.98% 9/8/31	200,000	152,947
μ2.26% 7/9/32	200,000	152,417
2.56% 9/13/31	200,000	152,402
μ2.84% 7/16/25	200,000	190,517
μ3.15% 7/16/30	200,000	171,238
3.17% 9/11/27	200,000	181,619
4.02% 3/5/28	200,000	187,639
μ4.25% 9/11/29	200,000	184,420
μ5.41% 9/13/28	200,000	200,037
Morgan Stanley
μ0.79% 1/22/25	500,000	473,025
μ0.79% 5/30/25	200,000	185,939
μ0.86% 10/21/25	50,000	45,874
μ0.99% 12/10/26	500,000	438,108
μ1.16% 10/21/25	185,000	170,295
μ1.51% 7/20/27	500,000	433,894
μ1.79% 2/13/32	655,000	492,272
μ1.93% 4/28/32	250,000	188,632
μ2.24% 7/21/32	500,000	383,597
μ2.48% 1/21/28	170,000	151,054
μ2.48% 9/16/36	250,000	181,283
μ2.51% 10/20/32	185,000	144,774
μ2.63% 2/18/26	200,000	187,798
μ2.70% 1/22/31	235,000	194,191
μ2.72% 7/22/25	95,000	90,822
μ2.94% 1/21/33	135,000	109,212
3.13% 7/27/26	235,000	219,201
μ3.59% 7/22/28	200,000	183,450
μ3.62% 4/17/25	150,000	146,370
μ3.62% 4/1/31	800,000	698,403
3.63% 1/20/27	350,000	330,055
3.70% 10/23/24	725,000	707,613
μ3.77% 1/24/29	450,000	412,089
3.88% 1/27/26	265,000	256,525
3.95% 4/23/27	300,000	283,318
μ3.97% 7/22/38	130,000	109,454
4.00% 7/23/25	200,000	195,298
μ4.21% 4/20/28	175,000	166,441

LVIP SSGA Bond Index Fund–21

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Morgan Stanley (continued)
4.30% 1/27/45	500,000	$ 426,168
4.35% 9/8/26	300,000	291,073
4.38% 1/22/47	400,000	338,506
μ4.43% 1/23/30	165,000	153,566
5.00% 11/24/25	175,000	174,472
μ5.30% 4/20/37	160,000	146,297
•6.14% 10/16/26	350,000	357,467
6.25% 8/9/26	100,000	104,427
μ6.30% 10/18/28	350,000	361,307
•6.34% 10/18/33	325,000	340,536
7.25% 4/1/32	100,000	112,515
National Australia Bank Ltd. 2.50% 7/12/26	250,000	230,242
NatWest Group PLC
μ3.07% 5/22/28	200,000	178,730
μ4.27% 3/22/25	400,000	391,152
μ4.45% 5/8/30	200,000	181,102
4.80% 4/5/26	250,000	244,483
μ7.47% 11/10/26	200,000	208,120
Northern Trust Corp.
1.95% 5/1/30	190,000	156,089
3.65% 8/3/28	100,000	94,976
3.95% 10/30/25	250,000	244,770
4.00% 5/10/27	135,000	131,863
Oesterreichische Kontrollbank AG
0.38% 9/17/25	320,000	286,976
1.50% 2/12/25	600,000	563,970
4.63% 11/3/25	105,000	105,457
PNC Bank NA
2.70% 10/22/29	250,000	210,950
3.10% 10/25/27	250,000	234,021
3.25% 6/1/25	250,000	241,261
PNC Financial Services Group, Inc.
1.15% 8/13/26	250,000	219,444
2.20% 11/1/24	200,000	191,094
2.55% 1/22/30	150,000	127,258
3.15% 5/19/27	250,000	233,441
3.45% 4/23/29	350,000	319,923
3.50% 1/23/24	125,000	123,146
μ5.67% 10/28/25	250,000	252,659
Regions Financial Corp. 2.25% 5/18/25	100,000	93,451
Royal Bank of Canada
0.43% 1/19/24	215,000	205,262
0.88% 1/20/26	250,000	221,958
1.15% 6/10/25	430,000	393,593
1.40% 11/2/26	250,000	219,333
1.60% 1/21/25	100,000	93,387
2.05% 1/21/27	100,000	90,314
2.25% 11/1/24	200,000	190,648
2.30% 11/3/31	200,000	160,861
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Royal Bank of Canada (continued)
3.63% 5/4/27	200,000	$ 190,080
3.88% 5/4/32	200,000	182,113
6.00% 11/1/27	250,000	260,610
Santander Holdings USA, Inc.
μ2.49% 1/6/28	70,000	60,059
3.45% 6/2/25	100,000	95,289
4.40% 7/13/27	220,000	209,807
4.50% 7/17/25	250,000	244,403
μSantander U.K. Group Holdings PLC
1.09% 3/15/25	250,000	233,579
1.53% 8/21/26	250,000	220,221
2.47% 1/11/28	200,000	170,792
3.82% 11/3/28	200,000	178,724
μSignature Bank 4.00% 10/15/30	250,000	228,228
Sumitomo Mitsui Financial Group, Inc.
1.40% 9/17/26	200,000	174,163
1.47% 7/8/25	435,000	396,358
1.90% 9/17/28	200,000	164,803
2.13% 7/8/30	300,000	237,078
2.14% 9/23/30	500,000	384,687
2.22% 9/17/31	200,000	154,248
2.35% 1/15/25	200,000	189,240
2.45% 9/27/24	200,000	190,110
2.70% 7/16/24	200,000	191,799
2.93% 9/17/41	100,000	67,243
3.04% 7/16/29	200,000	172,931
3.35% 10/18/27	150,000	137,715
3.36% 7/12/27	200,000	184,930
3.45% 1/11/27	250,000	233,803
3.54% 1/17/28	250,000	230,114
3.78% 3/9/26	200,000	192,373
3.94% 7/19/28	150,000	141,001
SVB Financial Group
1.80% 10/28/26	100,000	87,500
1.80% 2/2/31	165,000	120,373
3.13% 6/5/30	60,000	49,667
μ4.35% 4/29/28	150,000	141,845
Synchrony Bank 5.63% 8/23/27	1,000,000	974,432
Toronto-Dominion Bank
0.55% 3/4/24	250,000	237,418
0.70% 9/10/24	200,000	186,128
0.75% 1/6/26	250,000	221,056
1.25% 12/13/24	65,000	60,480
1.25% 9/10/26	200,000	174,881
1.45% 1/10/25	250,000	232,796
1.95% 1/12/27	250,000	222,755
2.00% 9/10/31	100,000	78,739
2.45% 1/12/32	250,000	202,485

LVIP SSGA Bond Index Fund–22

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Toronto-Dominion Bank (continued)
2.65% 6/12/24	200,000	$ 193,472
3.25% 3/11/24	200,000	195,793
Truist Bank
3.20% 4/1/24	600,000	585,759
3.30% 5/15/26	200,000	187,071
3.63% 9/16/25	250,000	240,056
4.05% 11/3/25	75,000	73,498
Truist Financial Corp.
1.13% 8/3/27	200,000	168,599
1.20% 8/5/25	165,000	150,918
μ1.27% 3/2/27	145,000	128,456
1.95% 6/5/30	165,000	132,547
2.85% 10/26/24	100,000	96,426
3.70% 6/5/25	150,000	145,835
•6.12% 10/28/33	250,000	263,026
U.S. Bancorp
1.38% 7/22/30	150,000	115,934
1.45% 5/12/25	100,000	92,721
μ2.22% 1/27/28	200,000	179,772
2.38% 7/22/26	150,000	138,411
2.40% 7/30/24	150,000	144,201
μ2.68% 1/27/33	200,000	164,381
3.00% 7/30/29	150,000	131,696
3.10% 4/27/26	65,000	61,394
3.38% 2/5/24	250,000	245,534
3.90% 4/26/28	250,000	239,753
•5.73% 10/21/26	155,000	157,869
•5.85% 10/21/33	155,000	160,912
U.S. Bank NA 2.05% 1/21/25	300,000	283,894
Wachovia Corp. 5.50% 8/1/35	150,000	145,611
Wells Fargo & Co.
μ0.81% 5/19/25	60,000	56,229
μ2.16% 2/11/26	415,000	386,877
μ2.19% 4/30/26	1,000,000	930,658
μ2.39% 6/2/28	205,000	180,931
μ2.41% 10/30/25	440,000	416,097
μ2.57% 2/11/31	115,000	95,228
μ2.88% 10/30/30	500,000	424,702
3.00% 4/22/26	150,000	140,297
3.00% 10/23/26	300,000	277,265
3.30% 9/9/24	250,000	242,616
μ3.35% 3/2/33	390,000	328,535
μ3.53% 3/24/28	140,000	129,640
μ3.58% 5/22/28	755,000	701,014
3.75% 1/24/24	300,000	295,924
μ3.91% 4/25/26	145,000	140,927
4.10% 6/3/26	740,000	716,506
4.15% 1/24/29	300,000	281,978
4.30% 7/22/27	750,000	721,745
4.40% 6/14/46	250,000	200,806
μ4.61% 4/25/53	200,000	169,342
4.65% 11/4/44	225,000	189,400
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Wells Fargo & Co. (continued)
4.75% 12/7/46	350,000	$ 293,106
μ5.01% 4/4/51	950,000	836,832
Wells Fargo Bank NA 6.60% 1/15/38	450,000	486,174
Westpac Banking Corp.
2.35% 2/19/25	200,000	189,766
2.65% 1/16/30	70,000	60,837
μ2.67% 11/15/35	125,000	92,907
2.70% 8/19/26	200,000	185,715
2.85% 5/13/26	150,000	140,674
μ2.89% 2/4/30	600,000	550,069
2.96% 11/16/40	95,000	62,725
3.30% 2/26/24	250,000	245,548
3.35% 3/8/27	250,000	235,229
3.40% 1/25/28	100,000	93,153
μ4.11% 7/24/34	95,000	81,450
μ4.32% 11/23/31	250,000	235,290
4.42% 7/24/39	70,000	57,780
5.46% 11/18/27	250,000	255,317
		136,262,790
Beverages–0.53%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
3.65% 2/1/26	200,000	192,481
4.70% 2/1/36	950,000	897,221
Anheuser-Busch InBev Worldwide, Inc.
4.00% 4/13/28	270,000	256,977
4.38% 4/15/38	285,000	254,764
4.44% 10/6/48	395,000	337,341
4.60% 4/15/48	115,000	99,929
4.75% 1/23/29	395,000	389,901
4.90% 1/23/31	160,000	160,071
4.95% 1/15/42	300,000	281,322
5.45% 1/23/39	165,000	164,638
5.55% 1/23/49	1,230,000	1,215,975
5.80% 1/23/59	415,000	424,489
8.20% 1/15/39	200,000	249,883
Brown-Forman Corp.
3.50% 4/15/25	60,000	58,613
4.00% 4/15/38	85,000	74,447
Coca-Cola Co.
1.00% 3/15/28	145,000	121,212
1.38% 3/15/31	250,000	194,971
1.45% 6/1/27	60,000	52,966
1.50% 3/5/28	145,000	124,849
1.65% 6/1/30	700,000	572,695
1.75% 9/6/24	150,000	142,949
2.00% 3/5/31	165,000	136,068
2.13% 9/6/29	150,000	128,257

LVIP SSGA Bond Index Fund–23

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Beverages (continued)
Coca-Cola Co. (continued)
2.50% 6/1/40	70,000	$ 51,007
2.50% 3/15/51	165,000	106,755
2.60% 6/1/50	150,000	99,355
2.75% 6/1/60	150,000	100,137
2.90% 5/25/27	100,000	93,995
3.00% 3/5/51	65,000	47,263
Coca-Cola Consolidated, Inc. 3.80% 11/25/25	50,000	48,541
Coca-Cola Femsa SAB de CV
1.85% 9/1/32	185,000	139,270
2.75% 1/22/30	300,000	258,375
Constellation Brands, Inc.
3.15% 8/1/29	100,000	87,636
3.50% 5/9/27	30,000	28,087
3.60% 2/15/28	100,000	92,671
3.70% 12/6/26	100,000	95,089
4.10% 2/15/48	100,000	79,645
4.35% 5/9/27	200,000	194,757
4.50% 5/9/47	45,000	37,870
4.65% 11/15/28	125,000	120,885
4.75% 5/9/32	200,000	192,443
Diageo Capital PLC
2.13% 10/24/24	200,000	189,715
2.38% 10/24/29	200,000	170,619
3.88% 5/18/28	200,000	190,542
3.88% 4/29/43	30,000	24,612
5.88% 9/30/36	100,000	104,494
Fomento Economico Mexicano SAB de CV 4.38% 5/10/43	200,000	164,958
Keurig Dr Pepper, Inc.
0.75% 3/15/24	100,000	94,926
2.25% 3/15/31	85,000	68,259
3.35% 3/15/51	60,000	41,190
3.40% 11/15/25	150,000	143,823
3.43% 6/15/27	70,000	65,140
3.95% 4/15/29	200,000	186,037
4.05% 4/15/32	135,000	122,803
4.42% 12/15/46	50,000	41,065
4.50% 4/15/52	145,000	120,819
4.60% 5/25/28	150,000	146,546
Molson Coors Beverage Co.
3.00% 7/15/26	110,000	102,086
4.20% 7/15/46	345,000	267,502
5.00% 5/1/42	250,000	221,744
PepsiCo, Inc.
1.40% 2/25/31	75,000	59,078
1.63% 5/1/30	560,000	455,490
1.95% 10/21/31	150,000	121,210
2.38% 10/6/26	80,000	74,428
2.63% 10/21/41	200,000	147,989
2.75% 3/19/30	100,000	88,544
2.75% 10/21/51	135,000	93,357
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Beverages (continued)
PepsiCo, Inc. (continued)
2.85% 2/24/26	90,000	$ 85,475
3.00% 10/15/27	150,000	140,663
3.60% 3/1/24	479,000	473,106
		12,612,020
Biotechnology–0.26%
Amgen, Inc.
1.65% 8/15/28	200,000	166,761
1.90% 2/21/25	135,000	126,654
2.00% 1/15/32	200,000	156,300
2.20% 2/21/27	175,000	157,003
2.30% 2/25/31	100,000	81,448
2.45% 2/21/30	400,000	336,577
2.60% 8/19/26	200,000	184,793
2.80% 8/15/41	200,000	138,562
3.00% 2/22/29	90,000	79,695
3.00% 1/15/52	200,000	127,647
3.13% 5/1/25	200,000	191,922
3.15% 2/21/40	200,000	147,285
3.35% 2/22/32	90,000	78,604
3.38% 2/21/50	300,000	208,545
3.63% 5/22/24	150,000	147,036
4.20% 2/22/52	90,000	71,370
4.40% 2/22/62	75,000	59,338
5.15% 11/15/41	250,000	233,199
Baxalta, Inc.
4.00% 6/23/25	45,000	43,826
5.25% 6/23/45	14,000	13,378
Biogen, Inc.
2.25% 5/1/30	75,000	61,102
3.15% 5/1/50	120,000	78,005
3.25% 2/15/51	586,000	392,188
4.05% 9/15/25	145,000	140,952
Gilead Sciences, Inc.
1.20% 10/1/27	120,000	101,765
1.65% 10/1/30	95,000	75,332
2.60% 10/1/40	250,000	174,423
2.80% 10/1/50	250,000	159,834
3.50% 2/1/25	270,000	261,427
3.65% 3/1/26	300,000	289,220
4.15% 3/1/47	380,000	313,850
4.50% 2/1/45	80,000	70,381
4.60% 9/1/35	200,000	189,966
4.75% 3/1/46	200,000	179,986
4.80% 4/1/44	200,000	183,399
Illumina, Inc. 5.75% 12/13/27	250,000	253,114
Royalty Pharma PLC
1.20% 9/2/25	180,000	161,089
1.75% 9/2/27	115,000	97,335
2.20% 9/2/30	105,000	82,064
3.30% 9/2/40	160,000	111,045

LVIP SSGA Bond Index Fund–24

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Biotechnology (continued)
Royalty Pharma PLC (continued)
3.55% 9/2/50	160,000	$ 102,249
		6,228,669
Building Materials–0.12%
Carrier Global Corp.
2.24% 2/15/25	300,000	282,581
2.49% 2/15/27	85,000	76,620
2.72% 2/15/30	120,000	101,027
3.38% 4/5/40	85,000	64,513
3.58% 4/5/50	120,000	85,567
Fortune Brands Home & Security, Inc.
3.25% 9/15/29	150,000	129,825
4.00% 6/15/25	50,000	48,654
Johnson Controls International PLC
φ3.63% 7/2/24	100,000	97,763
3.90% 2/14/26	28,000	27,190
4.50% 2/15/47	145,000	119,173
φ4.95% 7/2/64	68,000	56,389
5.13% 9/14/45	7,000	6,401
Johnson Controls International PLC/Tyco Fire & Security Finance SCA
1.75% 9/15/30	85,000	67,896
2.00% 9/16/31	90,000	71,041
Lennox International, Inc.
1.35% 8/1/25	55,000	49,782
1.70% 8/1/27	40,000	34,287
Martin Marietta Materials, Inc.
3.45% 6/1/27	43,000	39,910
3.50% 12/15/27	100,000	92,540
4.25% 7/2/24	55,000	54,261
4.25% 12/15/47	100,000	80,556
Masco Corp.
1.50% 2/15/28	75,000	62,092
2.00% 10/1/30	125,000	96,885
2.00% 2/15/31	150,000	115,409
3.13% 2/15/51	45,000	27,912
3.50% 11/15/27	60,000	55,575
4.50% 5/15/47	225,000	175,933
Mohawk Industries, Inc. 3.63% 5/15/30	150,000	129,210
Owens Corning
3.88% 6/1/30	150,000	133,281
3.95% 8/15/29	70,000	63,620
4.30% 7/15/47	100,000	76,915
7.00% 12/1/36	50,000	52,914
Vulcan Materials Co.
3.90% 4/1/27	45,000	42,722
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Building Materials (continued)
Vulcan Materials Co. (continued)
4.70% 3/1/48	250,000	$ 211,905
		2,830,349
Chemicals–0.35%
Air Products & Chemicals, Inc. 3.35% 7/31/24	250,000	244,305
Albemarle Corp.
5.05% 6/1/32	100,000	94,249
5.45% 12/1/44	100,000	90,364
5.65% 6/1/52	100,000	90,986
Cabot Corp. 4.00% 7/1/29	100,000	89,452
Celanese U.S. Holdings LLC 1.40% 8/5/26	50,000	41,824
Dow Chemical Co.
2.10% 11/15/30	250,000	200,895
3.60% 11/15/50	250,000	178,626
4.38% 11/15/42	400,000	331,208
4.80% 5/15/49	95,000	80,179
5.25% 11/15/41	100,000	93,203
6.30% 3/15/33	155,000	163,057
7.38% 11/1/29	58,000	64,435
9.40% 5/15/39	58,000	76,402
DuPont de Nemours, Inc.
4.49% 11/15/25	250,000	245,838
4.73% 11/15/28	350,000	345,115
5.32% 11/15/38	135,000	129,743
5.42% 11/15/48	225,000	214,155
Eastman Chemical Co.
3.80% 3/15/25	100,000	97,027
4.65% 10/15/44	70,000	57,327
4.80% 9/1/42	250,000	210,063
Ecolab, Inc.
1.30% 1/30/31	195,000	148,408
2.13% 8/15/50	250,000	139,442
2.70% 11/1/26	45,000	41,760
5.25% 1/15/28	300,000	305,657
EI du Pont de Nemours & Co.
1.70% 7/15/25	155,000	143,158
2.30% 7/15/30	335,000	278,721
FMC Corp. 4.10% 2/1/24	100,000	98,598
Huntsman International LLC
2.95% 6/15/31	45,000	34,924
4.50% 5/1/29	90,000	80,827
International Flavors & Fragrances, Inc. 4.38% 6/1/47	55,000	42,755
Linde, Inc.
1.10% 8/10/30	250,000	191,545
2.00% 8/10/50	160,000	88,573
Lubrizol Corp. 6.50% 10/1/34	300,000	342,248

LVIP SSGA Bond Index Fund–25

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Chemicals (continued)
LYB International Finance III LLC
1.25% 10/1/25	40,000	$ 35,684
2.25% 10/1/30	45,000	35,683
3.38% 10/1/40	60,000	42,642
3.63% 4/1/51	85,000	56,872
3.80% 10/1/60	60,000	38,861
4.20% 10/15/49	125,000	92,951
Mosaic Co.
4.05% 11/15/27	150,000	141,237
5.45% 11/15/33	104,000	101,135
5.63% 11/15/43	200,000	186,216
NewMarket Corp. 2.70% 3/18/31	200,000	156,771
Nutrien Ltd.
2.95% 5/13/30	100,000	85,672
3.00% 4/1/25	300,000	285,589
3.95% 5/13/50	100,000	75,900
4.13% 3/15/35	100,000	86,146
5.95% 11/7/25	70,000	71,423
PPG Industries, Inc.
1.20% 3/15/26	135,000	119,662
2.40% 8/15/24	100,000	95,666
2.55% 6/15/30	50,000	41,986
2.80% 8/15/29	100,000	86,219
RPM International, Inc.
2.95% 1/15/32	125,000	98,490
3.75% 3/15/27	100,000	93,096
5.25% 6/1/45	100,000	86,076
Sherwin-Williams Co.
2.30% 5/15/30	60,000	49,326
2.95% 8/15/29	100,000	87,539
3.13% 6/1/24	100,000	97,143
3.30% 5/15/50	100,000	68,350
3.45% 6/1/27	145,000	136,001
3.80% 8/15/49	100,000	74,242
3.95% 1/15/26	250,000	242,878
4.50% 6/1/47	88,000	73,848
Westlake Corp.
3.60% 8/15/26	150,000	140,941
5.00% 8/15/46	100,000	83,074
		8,242,388
Commercial Services–0.28%
Automatic Data Processing, Inc.
1.25% 9/1/30	75,000	58,619
1.70% 5/15/28	95,000	82,467
3.38% 9/15/25	125,000	121,060
Block Financial LLC 3.88% 8/15/30	60,000	52,494
California Institute of Technology
3.65% 9/1/19	45,000	28,662
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Commercial Services (continued)
California Institute of Technology (continued)
4.32% 8/1/45	60,000	$ 52,452
Cintas Corp. No. 2
3.45% 5/1/25	60,000	58,051
3.70% 4/1/27	100,000	96,397
Emory University
2.14% 9/1/30	35,000	28,961
2.97% 9/1/50	35,000	23,656
Equifax, Inc.
2.35% 9/15/31	350,000	271,583
2.60% 12/1/24	50,000	47,659
5.10% 12/15/27	45,000	44,419
Ford Foundation
2.42% 6/1/50	200,000	125,817
2.82% 6/1/70	30,000	17,498
George Washington University
4.13% 9/15/48	200,000	165,734
4.30% 9/15/44	100,000	83,967
Georgetown University
4.32% 4/1/49	50,000	41,708
5.22% 10/1/18	50,000	43,696
Global Payments, Inc.
1.20% 3/1/26	375,000	326,872
1.50% 11/15/24	110,000	102,112
2.15% 1/15/27	200,000	174,470
2.90% 5/15/30	115,000	94,227
2.90% 11/15/31	200,000	157,714
4.45% 6/1/28	100,000	93,045
4.80% 4/1/26	100,000	97,299
Johns Hopkins University
2.81% 1/1/60	35,000	21,854
4.71% 7/1/32	60,000	59,671
Leland Stanford Junior University
2.41% 6/1/50	60,000	37,797
3.65% 5/1/48	70,000	57,692
Massachusetts Institute of Technology
3.07% 4/1/52	200,000	146,437
3.89% 7/1/16	55,000	39,543
5.60% 7/1/11	200,000	206,837
Moody's Corp.
2.00% 8/19/31	100,000	78,997
2.75% 8/19/41	100,000	69,645
3.25% 1/15/28	65,000	59,915
3.25% 5/20/50	100,000	69,047
3.75% 2/25/52	100,000	76,139
4.25% 2/1/29	100,000	95,663
4.88% 12/17/48	100,000	90,264
Northwestern University 3.66% 12/1/57	75,000	57,036
PayPal Holdings, Inc.
1.65% 6/1/25	100,000	92,835

LVIP SSGA Bond Index Fund–26

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Commercial Services (continued)
PayPal Holdings, Inc. (continued)
2.30% 6/1/30	80,000	$ 65,720
2.40% 10/1/24	105,000	100,629
2.65% 10/1/26	65,000	60,010
2.85% 10/1/29	95,000	82,750
3.25% 6/1/50	500,000	339,792
President & Fellows of Harvard College
3.15% 7/15/46	100,000	76,106
3.30% 7/15/56	100,000	74,739
3.75% 11/15/52	65,000	54,085
Quanta Services, Inc.
0.95% 10/1/24	30,000	27,628
2.35% 1/15/32	55,000	41,763
3.05% 10/1/41	60,000	39,424
RELX Capital, Inc.
3.00% 5/22/30	100,000	85,215
4.00% 3/18/29	200,000	185,219
Rockefeller Foundation 2.49% 10/1/50	60,000	38,014
S&P Global, Inc.
1.25% 8/15/30	75,000	57,682
2.30% 8/15/60	395,000	215,008
2.45% 3/1/27	70,000	63,930
2.50% 12/1/29	55,000	47,019
2.70% 3/1/29	150,000	132,033
2.90% 3/1/32	105,000	89,560
2.95% 1/22/27	150,000	140,323
3.25% 12/1/49	65,000	46,479
3.70% 3/1/52	35,000	27,008
3.90% 3/1/62	45,000	34,742
Trustees of Boston University 4.06% 10/1/48	25,000	20,690
Trustees of Princeton University
2.52% 7/1/50	40,000	26,615
5.70% 3/1/39	50,000	54,106
Trustees of the University of Pennsylvania 3.61% 2/15/19	100,000	66,165
University of Chicago
2.55% 4/1/50	35,000	23,316
3.00% 10/1/52	65,000	44,707
4.00% 10/1/53	60,000	48,315
University of Notre Dame du Lac 3.39% 2/15/48	100,000	78,190
University of Southern California
3.03% 10/1/39	200,000	157,602
3.84% 10/1/47	55,000	45,712
Verisk Analytics, Inc.
3.63% 5/15/50	20,000	13,803
4.00% 6/15/25	100,000	97,197
4.13% 3/15/29	120,000	112,336
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Commercial Services (continued)
William Marsh Rice University 3.57% 5/15/45	100,000	$ 81,613
		6,745,256
Computers–0.60%
Apple, Inc.
0.55% 8/20/25	400,000	360,777
0.70% 2/8/26	250,000	221,895
1.13% 5/11/25	535,000	492,548
1.20% 2/8/28	250,000	211,812
1.25% 8/20/30	100,000	78,727
1.40% 8/5/28	200,000	169,420
1.65% 5/11/30	120,000	98,009
1.70% 8/5/31	200,000	159,895
1.80% 9/11/24	200,000	190,384
2.05% 9/11/26	200,000	182,559
2.20% 9/11/29	250,000	216,139
2.40% 8/20/50	220,000	136,835
2.45% 8/4/26	250,000	231,846
2.50% 2/9/25	250,000	239,013
2.65% 5/11/50	500,000	330,802
2.70% 8/5/51	200,000	131,848
2.75% 1/13/25	100,000	96,290
2.80% 2/8/61	250,000	158,164
2.85% 8/5/61	200,000	128,606
2.90% 9/12/27	400,000	372,854
2.95% 9/11/49	135,000	95,572
3.00% 11/13/27	200,000	186,660
3.20% 5/13/25	150,000	144,926
3.20% 5/11/27	154,000	145,952
3.35% 2/9/27	200,000	191,224
3.45% 5/6/24	350,000	343,624
3.45% 2/9/45	125,000	100,470
3.75% 9/12/47	225,000	186,873
3.75% 11/13/47	150,000	123,475
3.85% 8/4/46	135,000	114,624
3.95% 8/8/52	800,000	679,757
4.25% 2/9/47	25,000	23,019
4.38% 5/13/45	100,000	92,415
4.45% 5/6/44	200,000	188,473
4.50% 2/23/36	250,000	248,007
4.65% 2/23/46	530,000	501,764
Dell International LLC/EMC Corp.
3.38% 12/15/41	125,000	83,716
3.45% 12/15/51	250,000	153,001
4.00% 7/15/24	100,000	98,278
4.90% 10/1/26	800,000	787,439
5.30% 10/1/29	300,000	293,401
6.02% 6/15/26	250,000	255,039
8.10% 7/15/36	73,000	81,805
8.35% 7/15/46	33,000	37,596
Genpact Luxembourg Sarl 3.38% 12/1/24	100,000	95,774

LVIP SSGA Bond Index Fund–27

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Computers (continued)
Hewlett Packard Enterprise Co.
1.75% 4/1/26	300,000	$ 269,455
6.20% 10/15/35	250,000	257,691
6.35% 10/15/45	250,000	249,344
HP, Inc.
2.20% 6/17/25	150,000	140,140
3.00% 6/17/27	150,000	136,911
3.40% 6/17/30	150,000	127,063
4.20% 4/15/32	200,000	171,958
6.00% 9/15/41	305,000	292,635
International Business Machines Corp.
1.70% 5/15/27	505,000	443,588
1.95% 5/15/30	110,000	89,712
2.20% 2/9/27	100,000	89,851
2.72% 2/9/32	155,000	130,047
2.85% 5/15/40	165,000	119,708
2.95% 5/15/50	155,000	100,865
3.00% 5/15/24	200,000	194,506
3.30% 5/15/26	250,000	237,867
3.30% 1/27/27	100,000	94,228
3.43% 2/9/52	125,000	87,890
3.45% 2/19/26	150,000	144,110
4.00% 6/20/42	200,000	165,694
4.15% 5/15/39	200,000	172,467
4.25% 5/15/49	350,000	288,555
5.60% 11/30/39	210,000	213,051
5.88% 11/29/32	120,000	128,019
Leidos, Inc. 2.30% 2/15/31	195,000	149,381
NetApp, Inc.
1.88% 6/22/25	35,000	32,146
2.38% 6/22/27	50,000	44,434
2.70% 6/22/30	50,000	40,980
Teledyne FLIR LLC 2.50% 8/1/30	35,000	28,234
Western Digital Corp.
2.85% 2/1/29	65,000	50,289
3.10% 2/1/32	110,000	79,064
		14,231,190
Cosmetics & Personal Care–0.15%
Colgate-Palmolive Co.
3.70% 8/1/47	55,000	46,824
4.00% 8/15/45	100,000	88,876
Estee Lauder Cos., Inc.
1.95% 3/15/31	115,000	93,005
3.15% 3/15/27	100,000	94,295
4.15% 3/15/47	65,000	55,474
4.38% 6/15/45	250,000	222,569
GSK Consumer Healthcare Capital U.K. PLC 3.13% 3/24/25	250,000	237,749
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Cosmetics & Personal Care (continued)
GSK Consumer Healthcare Capital U.S. LLC
3.38% 3/24/27	250,000	$ 232,739
3.38% 3/24/29	250,000	224,809
3.63% 3/24/32	250,000	219,470
Procter & Gamble Co.
0.55% 10/29/25	100,000	89,686
1.20% 10/29/30	100,000	78,461
1.90% 2/1/27	400,000	363,568
2.30% 2/1/32	400,000	336,562
2.70% 2/2/26	100,000	94,739
2.85% 8/11/27	150,000	140,107
Unilever Capital Corp.
1.38% 9/14/30	105,000	82,016
2.00% 7/28/26	100,000	91,131
2.60% 5/5/24	100,000	96,937
2.90% 5/5/27	150,000	139,772
3.25% 3/7/24	120,000	117,752
3.38% 3/22/25	100,000	97,170
3.50% 3/22/28	100,000	93,687
5.90% 11/15/32	133,000	142,773
		3,480,171
Distribution/Wholesale–0.01%
WW Grainger, Inc.
3.75% 5/15/46	150,000	117,008
4.20% 5/15/47	100,000	83,405
4.60% 6/15/45	55,000	50,011
		250,424
Diversified Financial Services–0.95%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1.65% 10/29/24	290,000	267,496
1.75% 10/29/24	150,000	137,933
1.75% 1/30/26	225,000	197,951
2.45% 10/29/26	150,000	131,166
3.15% 2/15/24	200,000	193,331
3.30% 1/30/32	240,000	187,623
3.40% 10/29/33	150,000	113,729
3.50% 1/15/25	150,000	142,857
3.65% 7/21/27	150,000	135,599
3.85% 10/29/41	150,000	106,046
4.63% 10/15/27	200,000	185,753
4.88% 1/16/24	150,000	148,569
6.50% 7/15/25	150,000	151,992
Affiliated Managers Group, Inc. 4.25% 2/15/24	100,000	98,750
Air Lease Corp.
0.70% 2/15/24	100,000	94,459
0.80% 8/18/24	85,000	78,270
2.10% 9/1/28	70,000	57,015
2.20% 1/15/27	200,000	174,292

LVIP SSGA Bond Index Fund–28

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Air Lease Corp. (continued)
3.13% 12/1/30	50,000	$ 41,435
3.25% 3/1/25	100,000	94,890
3.38% 7/1/25	95,000	89,853
3.75% 6/1/26	100,000	93,666
4.25% 9/15/24	300,000	293,519
5.85% 12/15/27	250,000	249,716
Aircastle Ltd.
4.13% 5/1/24	90,000	86,998
4.25% 6/15/26	65,000	61,128
Ally Financial, Inc. 8.00% 11/1/31	600,000	619,408
American Express Co.
1.65% 11/4/26	85,000	75,322
2.50% 7/30/24	665,000	639,540
3.00% 10/30/24	300,000	290,107
3.30% 5/3/27	230,000	215,012
3.38% 5/3/24	135,000	132,251
4.05% 5/3/29	165,000	157,120
4.05% 12/3/42	135,000	115,931
5.85% 11/5/27	300,000	312,309
Ameriprise Financial, Inc. 2.88% 9/15/26	100,000	92,873
BlackRock, Inc.
1.90% 1/28/31	50,000	40,465
2.10% 2/25/32	250,000	201,149
2.40% 4/30/30	90,000	76,913
3.20% 3/15/27	167,000	157,796
3.25% 4/30/29	150,000	138,331
Brookfield Finance LLC 3.45% 4/15/50	150,000	94,740
Brookfield Finance, Inc.
2.72% 4/15/31	80,000	64,166
3.50% 3/30/51	200,000	126,949
3.90% 1/25/28	100,000	91,691
4.00% 4/1/24	100,000	98,446
4.70% 9/20/47	150,000	120,553
Capital One Financial Corp.
μ1.88% 11/2/27	250,000	217,723
μ2.36% 7/29/32	200,000	143,854
μ2.62% 11/2/32	250,000	191,431
3.20% 2/5/25	150,000	144,216
μ3.27% 3/1/30	200,000	170,994
3.65% 5/11/27	500,000	470,406
3.75% 3/9/27	250,000	237,553
3.90% 1/29/24	200,000	197,493
4.20% 10/29/25	200,000	193,267
4.25% 4/30/25	150,000	147,088
Cboe Global Markets, Inc.
1.63% 12/15/30	200,000	155,211
3.65% 1/12/27	100,000	95,458
Charles Schwab Corp.
0.75% 3/18/24	200,000	190,073
0.90% 3/11/26	335,000	297,137
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Charles Schwab Corp. (continued)
1.65% 3/11/31	400,000	$ 311,369
2.00% 3/20/28	200,000	175,785
3.00% 3/10/25	100,000	96,024
3.20% 3/2/27	100,000	93,895
3.25% 5/22/29	200,000	181,147
3.30% 4/1/27	90,000	85,091
3.45% 2/13/26	70,000	67,673
3.75% 4/1/24	150,000	147,661
3.85% 5/21/25	200,000	195,266
CI Financial Corp.
3.20% 12/17/30	155,000	117,557
4.10% 6/15/51	200,000	117,874
CME Group, Inc.
2.65% 3/15/32	105,000	87,952
3.75% 6/15/28	100,000	96,078
4.15% 6/15/48	75,000	66,236
5.30% 9/15/43	100,000	103,600
Discover Financial Services
3.75% 3/4/25	100,000	96,339
3.95% 11/6/24	100,000	97,335
4.10% 2/9/27	115,000	108,214
4.50% 1/30/26	150,000	144,991
6.70% 11/29/32	200,000	203,295
Eaton Vance Corp. 3.50% 4/6/27	100,000	93,084
Franklin Resources, Inc.
1.60% 10/30/30	100,000	77,065
2.85% 3/30/25	100,000	95,241
Intercontinental Exchange, Inc.
1.85% 9/15/32	165,000	124,381
2.10% 6/15/30	155,000	126,480
2.65% 9/15/40	165,000	114,811
3.00% 6/15/50	115,000	77,851
3.00% 9/15/60	160,000	100,391
3.10% 9/15/27	250,000	232,377
3.65% 5/23/25	95,000	92,933
3.75% 12/1/25	85,000	82,680
3.75% 9/21/28	105,000	99,170
4.00% 9/15/27	200,000	193,170
4.25% 9/21/48	150,000	126,669
4.35% 6/15/29	85,000	82,087
4.60% 3/15/33	55,000	52,840
4.95% 6/15/52	95,000	88,623
5.20% 6/15/62	145,000	137,903
Invesco Finance PLC 3.75% 1/15/26	100,000	95,754
Janus Henderson U.S. Holdings, Inc. 4.88% 8/1/25	150,000	147,209

LVIP SSGA Bond Index Fund–29

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Jefferies Financial Group, Inc.
2.75% 10/15/32	155,000	$ 116,562
4.85% 1/15/27	310,000	306,076
6.25% 1/15/36	100,000	100,851
Lazard Group LLC
3.63% 3/1/27	100,000	91,568
3.75% 2/13/25	100,000	96,583
Legg Mason, Inc.
4.75% 3/15/26	150,000	150,285
5.63% 1/15/44	100,000	97,407
Mastercard, Inc.
1.90% 3/15/31	100,000	81,232
2.00% 3/3/25	200,000	189,191
2.95% 11/21/26	150,000	141,430
2.95% 6/1/29	150,000	135,400
2.95% 3/15/51	45,000	31,850
3.30% 3/26/27	600,000	571,425
3.65% 6/1/49	150,000	121,425
3.80% 11/21/46	100,000	83,547
Morgan Stanley Domestic Holdings, Inc.
3.80% 8/24/27	35,000	32,927
4.50% 6/20/28	100,000	97,240
Nasdaq, Inc.
1.65% 1/15/31	200,000	152,894
2.50% 12/21/40	200,000	129,647
3.85% 6/30/26	45,000	43,444
3.95% 3/7/52	100,000	75,977
Nomura Holdings, Inc.
1.85% 7/16/25	300,000	273,437
2.33% 1/22/27	200,000	175,084
2.61% 7/14/31	200,000	154,681
2.68% 7/16/30	200,000	159,934
2.71% 1/22/29	200,000	166,644
3.00% 1/22/32	200,000	156,911
3.10% 1/16/30	250,000	208,511
5.39% 7/6/27	200,000	197,370
ORIX Corp.
2.25% 3/9/31	100,000	78,327
3.25% 12/4/24	100,000	96,306
3.70% 7/18/27	100,000	93,480
Private Export Funding Corp. 2.45% 7/15/24	250,000	241,019
Raymond James Financial, Inc.
3.75% 4/1/51	250,000	180,494
4.95% 7/15/46	50,000	44,451
Synchrony Financial
2.88% 10/28/31	125,000	93,341
3.70% 8/4/26	200,000	183,981
4.25% 8/15/24	150,000	146,555
4.38% 3/19/24	35,000	34,370
4.50% 7/23/25	100,000	95,856
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Synchrony Financial (continued)
5.15% 3/19/29	50,000	$ 47,313
Visa, Inc.
1.90% 4/15/27	500,000	450,287
2.00% 8/15/50	300,000	176,344
2.70% 4/15/40	100,000	75,751
2.75% 9/15/27	75,000	69,365
3.15% 12/14/25	350,000	337,425
4.15% 12/14/35	115,000	108,622
4.30% 12/14/45	530,000	483,816
Western Union Co.
1.35% 3/15/26	100,000	87,531
2.75% 3/15/31	100,000	75,695
2.85% 1/10/25	50,000	47,607
		22,748,582
Electric–1.91%
AEP Texas, Inc.
2.10% 7/1/30	100,000	81,070
3.45% 1/15/50	50,000	35,323
4.15% 5/1/49	100,000	77,990
AEP Transmission Co. LLC
3.75% 12/1/47	100,000	77,475
4.50% 6/15/52	40,000	35,181
AES Corp.
1.38% 1/15/26	190,000	168,718
2.45% 1/15/31	250,000	198,880
Alabama Power Co.
1.45% 9/15/30	250,000	194,660
3.05% 3/15/32	65,000	56,004
3.70% 12/1/47	100,000	76,164
3.75% 3/1/45	150,000	116,536
4.30% 1/2/46	150,000	124,383
4.30% 7/15/48	65,000	54,047
6.13% 5/15/38	100,000	105,936
Ameren Corp.
1.75% 3/15/28	100,000	84,452
3.65% 2/15/26	50,000	47,742
Ameren Illinois Co.
1.55% 11/15/30	40,000	31,538
3.70% 12/1/47	100,000	79,148
3.80% 5/15/28	100,000	95,357
American Electric Power Co., Inc.
1.00% 11/1/25	125,000	111,637
2.30% 3/1/30	50,000	41,081
3.20% 11/13/27	100,000	91,823
3.25% 3/1/50	65,000	43,650
5.95% 11/1/32	200,000	208,824
Appalachian Power Co.
2.70% 4/1/31	250,000	205,634
3.70% 5/1/50	100,000	72,829

LVIP SSGA Bond Index Fund–30

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Arizona Public Service Co.
2.95% 9/15/27	50,000	$ 45,455
3.15% 5/15/25	100,000	95,644
3.35% 5/15/50	70,000	45,932
3.50% 12/1/49	100,000	67,833
4.25% 3/1/49	100,000	76,455
4.35% 11/15/45	100,000	78,667
4.50% 4/1/42	100,000	82,207
5.05% 9/1/41	100,000	88,170
Atlantic City Electric Co. 2.30% 3/15/31	50,000	40,699
Avangrid, Inc.
3.15% 12/1/24	150,000	143,366
3.80% 6/1/29	100,000	90,869
Avista Corp. 4.35% 6/1/48	100,000	82,957
Baltimore Gas & Electric Co.
2.90% 6/15/50	55,000	36,345
3.50% 8/15/46	200,000	148,318
3.75% 8/15/47	100,000	77,117
6.35% 10/1/36	100,000	106,886
Berkshire Hathaway Energy Co.
1.65% 5/15/31	90,000	69,661
2.85% 5/15/51	150,000	98,202
3.25% 4/15/28	125,000	115,642
3.80% 7/15/48	70,000	53,992
4.60% 5/1/53	150,000	130,246
5.15% 11/15/43	200,000	190,298
5.95% 5/15/37	125,000	129,688
6.13% 4/1/36	247,000	259,185
Black Hills Corp.
3.05% 10/15/29	100,000	84,822
3.15% 1/15/27	100,000	92,480
3.88% 10/15/49	100,000	70,503
3.95% 1/15/26	50,000	47,937
4.20% 9/15/46	100,000	76,007
CenterPoint Energy Houston Electric LLC
2.35% 4/1/31	85,000	70,482
2.40% 9/1/26	100,000	92,035
3.00% 2/1/27	100,000	94,067
3.35% 4/1/51	125,000	91,986
4.25% 2/1/49	50,000	43,469
CenterPoint Energy, Inc.
2.50% 9/1/24	100,000	95,999
2.95% 3/1/30	100,000	85,935
3.70% 9/1/49	100,000	74,154
Cleco Corporate Holdings LLC
3.74% 5/1/26	100,000	94,411
4.97% 5/1/46	70,000	59,007
Cleveland Electric Illuminating Co. 5.95% 12/15/36	100,000	99,203
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
CMS Energy Corp.
3.00% 5/15/26	40,000	$ 37,217
μ3.75% 12/1/50	300,000	225,920
4.88% 3/1/44	100,000	90,703
Commonwealth Edison Co.
2.20% 3/1/30	100,000	83,804
2.55% 6/15/26	100,000	92,822
2.75% 9/1/51	285,000	182,381
3.13% 3/15/51	100,000	68,999
3.20% 11/15/49	145,000	103,092
3.65% 6/15/46	100,000	75,953
3.70% 8/15/28	45,000	42,342
4.00% 3/1/48	250,000	205,366
6.45% 1/15/38	100,000	109,210
Connecticut Light & Power Co.
0.75% 12/1/25	50,000	44,731
4.15% 6/1/45	75,000	62,323
4.30% 4/15/44	130,000	112,115
Consolidated Edison Co. of New York, Inc.
3.00% 12/1/60	160,000	99,534
3.60% 6/15/61	200,000	142,535
3.70% 11/15/59	85,000	61,100
3.80% 5/15/28	100,000	94,958
3.95% 3/1/43	150,000	120,015
4.00% 12/1/28	100,000	95,457
4.30% 12/1/56	100,000	80,102
4.45% 3/15/44	200,000	171,525
4.50% 12/1/45	100,000	85,601
4.63% 12/1/54	200,000	169,550
4.65% 12/1/48	100,000	87,049
5.50% 12/1/39	250,000	244,144
5.85% 3/15/36	100,000	101,073
6.30% 8/15/37	20,000	21,274
6.75% 4/1/38	25,000	27,341
Constellation Energy Generation LLC
3.25% 6/1/25	60,000	57,405
5.60% 6/15/42	292,000	281,347
6.25% 10/1/39	100,000	102,001
Consumers Energy Co.
2.50% 5/1/60	85,000	47,576
3.25% 8/15/46	100,000	71,953
3.95% 5/15/43	150,000	123,667
Dayton Power & Light Co. 3.95% 6/15/49	95,000	73,466
Delmarva Power & Light Co. 4.15% 5/15/45	50,000	40,171
Dominion Energy South Carolina, Inc. 6.05% 1/15/38	225,000	236,118
Dominion Energy, Inc.
1.45% 4/15/26	40,000	35,611
2.25% 8/15/31	90,000	71,611

LVIP SSGA Bond Index Fund–31

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Dominion Energy, Inc. (continued)
2.85% 8/15/26	60,000	$ 55,306
φ3.07% 8/15/24	35,000	33,725
3.30% 4/15/41	30,000	22,205
3.38% 4/1/30	400,000	352,487
4.25% 6/1/28	250,000	237,909
4.60% 3/15/49	150,000	126,142
4.90% 8/1/41	60,000	52,991
5.95% 6/15/35	25,000	25,150
DTE Electric Co.
1.90% 4/1/28	160,000	139,037
2.25% 3/1/30	150,000	126,075
3.25% 4/1/51	70,000	50,081
3.65% 3/15/24	100,000	98,290
3.70% 6/1/46	50,000	38,541
3.75% 8/15/47	100,000	78,171
3.95% 3/1/49	70,000	57,361
4.05% 5/15/48	100,000	83,104
DTE Energy Co.
φ2.53% 10/1/24	75,000	71,690
2.85% 10/1/26	200,000	184,261
3.40% 6/15/29	98,000	87,057
Duke Energy Carolinas LLC
2.55% 4/15/31	75,000	62,606
3.45% 4/15/51	90,000	65,692
3.95% 3/15/48	150,000	120,001
4.00% 9/30/42	150,000	124,098
5.30% 2/15/40	100,000	98,960
6.10% 6/1/37	170,000	175,862
Duke Energy Corp.
0.90% 9/15/25	65,000	58,078
2.45% 6/1/30	370,000	304,247
2.65% 9/1/26	165,000	152,396
3.15% 8/15/27	250,000	230,678
3.40% 6/15/29	65,000	58,303
3.95% 8/15/47	200,000	151,007
4.20% 6/15/49	65,000	51,296
4.80% 12/15/45	100,000	88,038
5.00% 12/8/27	125,000	124,292
Duke Energy Florida LLC
1.75% 6/15/30	335,000	266,227
3.20% 1/15/27	150,000	141,613
3.85% 11/15/42	100,000	80,326
5.95% 11/15/52	40,000	42,572
6.40% 6/15/38	300,000	329,052
Duke Energy Florida Project Finance LLC 2.54% 9/1/29	98,965	89,726
Duke Energy Indiana LLC
2.75% 4/1/50	125,000	78,475
3.25% 10/1/49	50,000	34,692
3.75% 5/15/46	150,000	115,319
6.12% 10/15/35	100,000	101,622
6.45% 4/1/39	130,000	140,075
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Duke Energy Ohio, Inc.
3.65% 2/1/29	100,000	$ 92,596
3.70% 6/15/46	68,000	50,072
4.30% 2/1/49	45,000	36,683
Duke Energy Progress LLC
3.45% 3/15/29	70,000	64,436
3.70% 9/1/28	100,000	93,944
4.10% 3/15/43	100,000	83,750
6.30% 4/1/38	250,000	268,639
Duke Energy Progress NC Storm Funding LLC 2.39% 7/1/37	100,000	79,868
Edison International 3.55% 11/15/24	80,000	77,230
El Paso Electric Co. 5.00% 12/1/44	150,000	131,080
Emera U.S. Finance LP
0.83% 6/15/24	125,000	116,646
3.55% 6/15/26	100,000	93,670
4.75% 6/15/46	105,000	81,013
Enel Americas SA 4.00% 10/25/26	35,000	33,298
Enel Chile SA 4.88% 6/12/28	150,000	146,175
Enel Generacion Chile SA 4.25% 4/15/24	100,000	98,637
Entergy Arkansas LLC
2.65% 6/15/51	65,000	39,192
3.35% 6/15/52	100,000	69,475
3.50% 4/1/26	60,000	57,586
3.70% 6/1/24	200,000	196,508
4.20% 4/1/49	100,000	81,823
Entergy Corp.
1.90% 6/15/28	85,000	71,859
2.40% 6/15/31	100,000	79,428
2.95% 9/1/26	90,000	83,557
Entergy Louisiana LLC
1.60% 12/15/30	50,000	38,410
2.35% 6/15/32	100,000	79,472
2.40% 10/1/26	100,000	90,895
2.90% 3/15/51	75,000	47,983
3.10% 6/15/41	100,000	74,258
3.25% 4/1/28	150,000	136,571
4.00% 3/15/33	95,000	85,735
4.20% 4/1/50	100,000	81,210
4.95% 1/15/45	110,000	97,522
Entergy Mississippi LLC
2.85% 6/1/28	50,000	44,386
3.50% 6/1/51	145,000	103,748
3.85% 6/1/49	25,000	19,081
Entergy Texas, Inc. 3.55% 9/30/49	50,000	35,874
Evergy Kansas Central, Inc.
2.55% 7/1/26	50,000	46,054
4.25% 12/1/45	50,000	40,128

LVIP SSGA Bond Index Fund–32

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Evergy Metro, Inc.
2.25% 6/1/30	150,000	$ 123,398
4.20% 6/15/47	100,000	81,099
Eversource Energy
0.80% 8/15/25	200,000	179,201
2.55% 3/15/31	250,000	205,879
2.90% 10/1/24	100,000	96,391
2.90% 3/1/27	100,000	92,070
3.15% 1/15/25	100,000	96,095
3.30% 1/15/28	100,000	92,082
3.38% 3/1/32	100,000	87,051
4.25% 4/1/29	75,000	70,994
Exelon Corp.
2.75% 3/15/27	100,000	91,708
3.35% 3/15/32	100,000	86,849
3.40% 4/15/26	100,000	94,949
4.10% 3/15/52	40,000	31,963
4.45% 4/15/46	100,000	84,470
4.95% 6/15/35	105,000	100,233
5.10% 6/15/45	105,000	97,637
Florida Power & Light Co.
3.13% 12/1/25	250,000	241,038
3.15% 10/1/49	310,000	223,286
3.70% 12/1/47	100,000	80,170
3.80% 12/15/42	100,000	82,599
4.05% 6/1/42	150,000	129,004
4.13% 6/1/48	100,000	84,977
5.69% 3/1/40	50,000	51,923
5.95% 2/1/38	200,000	212,467
5.96% 4/1/39	100,000	106,320
Fortis, Inc. 3.06% 10/4/26	200,000	185,518
Georgia Power Co.
2.65% 9/15/29	105,000	89,659
3.25% 4/1/26	50,000	47,272
3.25% 3/15/51	285,000	196,115
3.70% 1/30/50	40,000	29,780
4.30% 3/15/42	200,000	171,727
4.30% 3/15/43	100,000	83,358
4.75% 9/1/40	100,000	90,254
Hydro-Quebec
8.05% 7/7/24	250,000	261,321
8.50% 12/1/29	115,000	139,851
Iberdrola International BV 6.75% 7/15/36	100,000	105,739
Indiana Michigan Power Co.
3.75% 7/1/47	100,000	74,223
3.85% 5/15/28	150,000	141,360
4.25% 8/15/48	50,000	40,542
Interstate Power & Light Co.
2.30% 6/1/30	25,000	20,427
3.50% 9/30/49	50,000	35,605
3.60% 4/1/29	200,000	182,862
6.25% 7/15/39	130,000	133,502
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
ITC Holdings Corp.
3.25% 6/30/26	90,000	$ 84,168
3.35% 11/15/27	100,000	92,069
3.65% 6/15/24	75,000	73,163
Kentucky Utilities Co.
3.30% 6/1/50	105,000	73,750
5.13% 11/1/40	100,000	94,673
MidAmerican Energy Co.
3.10% 5/1/27	100,000	93,622
3.50% 10/15/24	100,000	97,726
3.65% 4/15/29	50,000	46,748
3.95% 8/1/47	100,000	81,407
4.25% 7/15/49	50,000	42,412
4.40% 10/15/44	100,000	88,290
5.75% 11/1/35	25,000	25,919
Mississippi Power Co. 3.95% 3/30/28	100,000	93,775
National Rural Utilities Cooperative Finance Corp.
1.00% 6/15/26	250,000	220,078
1.35% 3/15/31	125,000	92,367
2.40% 3/15/30	195,000	162,340
2.95% 2/7/24	60,000	58,629
3.05% 4/25/27	100,000	92,693
3.25% 11/1/25	100,000	95,334
4.02% 11/1/32	100,000	90,869
8.00% 3/1/32	150,000	177,095
Nevada Power Co.
2.40% 5/1/30	100,000	83,831
3.13% 8/1/50	65,000	43,922
3.70% 5/1/29	75,000	70,492
6.75% 7/1/37	100,000	109,785
NextEra Energy Capital Holdings, Inc.
1.88% 1/15/27	200,000	177,011
2.44% 1/15/32	200,000	161,381
2.75% 11/1/29	320,000	276,786
3.00% 1/15/52	200,000	130,570
3.50% 4/1/29	150,000	136,260
4.45% 6/20/25	120,000	118,515
4.63% 7/15/27	200,000	196,651
5.00% 7/15/32	60,000	58,845
μ5.65% 5/1/79	100,000	90,820
Northern States Power Co.
2.25% 4/1/31	100,000	83,027
2.90% 3/1/50	60,000	41,038
3.20% 4/1/52	60,000	42,658
3.60% 5/15/46	50,000	38,473
3.60% 9/15/47	100,000	77,019
4.00% 8/15/45	100,000	81,426
5.35% 11/1/39	40,000	40,273
6.20% 7/1/37	100,000	107,640
NorthWestern Corp. 4.18% 11/15/44	150,000	121,702

LVIP SSGA Bond Index Fund–33

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
NSTAR Electric Co.
1.95% 8/15/31	100,000	$ 79,511
3.20% 5/15/27	100,000	93,788
Oglethorpe Power Corp.
3.75% 8/1/50	155,000	111,155
4.25% 4/1/46	75,000	54,915
5.95% 11/1/39	100,000	97,044
Ohio Edison Co. 6.88% 7/15/36	100,000	107,878
Ohio Power Co.
1.63% 1/15/31	100,000	77,379
4.15% 4/1/48	100,000	81,127
Oklahoma Gas & Electric Co.
3.30% 3/15/30	100,000	88,211
3.80% 8/15/28	100,000	93,495
4.15% 4/1/47	50,000	39,683
Oncor Electric Delivery Co. LLC
0.55% 10/1/25	175,000	156,193
2.95% 4/1/25	100,000	96,002
3.70% 11/15/28	200,000	188,613
3.75% 4/1/45	100,000	80,392
4.10% 11/15/48	100,000	84,496
4.55% 12/1/41	150,000	136,562
5.30% 6/1/42	200,000	198,897
Pacific Gas & Electric Co.
2.10% 8/1/27	85,000	72,593
2.50% 2/1/31	250,000	193,972
3.25% 2/16/24	90,000	87,845
3.25% 6/1/31	185,000	150,378
3.30% 8/1/40	150,000	101,560
3.45% 7/1/25	900,000	851,991
3.50% 8/1/50	410,000	254,657
4.20% 3/1/29	70,000	62,494
4.20% 6/1/41	115,000	85,125
4.40% 3/1/32	100,000	87,281
4.50% 7/1/40	600,000	468,940
4.95% 7/1/50	600,000	464,904
5.25% 3/1/52	100,000	81,636
PacifiCorp
3.50% 6/15/29	65,000	59,808
4.10% 2/1/42	100,000	82,249
4.13% 1/15/49	70,000	57,280
4.15% 2/15/50	100,000	82,001
5.35% 12/1/53	300,000	296,910
5.75% 4/1/37	100,000	101,633
6.00% 1/15/39	100,000	104,005
6.35% 7/15/38	25,000	26,581
7.70% 11/15/31	100,000	116,651
PECO Energy Co.
2.80% 6/15/50	290,000	189,703
3.00% 9/15/49	40,000	27,300
3.05% 3/15/51	30,000	20,493
5.95% 10/1/36	100,000	103,763
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Pinnacle West Capital Corp. 1.30% 6/15/25	50,000	$ 45,520
Potomac Electric Power Co. 4.15% 3/15/43	100,000	84,439
PPL Electric Utilities Corp.
4.13% 6/15/44	100,000	83,497
6.25% 5/15/39	30,000	32,310
Progress Energy, Inc.
6.00% 12/1/39	50,000	50,545
7.75% 3/1/31	150,000	169,937
Public Service Co. of Colorado
1.90% 1/15/31	150,000	120,320
2.70% 1/15/51	150,000	96,574
3.20% 3/1/50	65,000	46,105
3.80% 6/15/47	200,000	157,512
4.05% 9/15/49	50,000	41,038
6.25% 9/1/37	100,000	108,282
Public Service Electric & Gas Co.
0.95% 3/15/26	150,000	133,161
2.05% 8/1/50	100,000	55,722
3.00% 5/15/25	100,000	95,726
3.00% 3/1/51	100,000	68,065
3.20% 5/15/29	150,000	136,028
3.60% 12/1/47	50,000	37,969
3.70% 5/1/28	100,000	94,741
3.80% 3/1/46	100,000	79,167
3.85% 5/1/49	125,000	98,902
4.05% 5/1/48	100,000	82,358
5.50% 3/1/40	100,000	101,215
Public Service Enterprise Group, Inc.
0.80% 8/15/25	100,000	89,622
1.60% 8/15/30	100,000	77,536
2.88% 6/15/24	70,000	67,601
Puget Energy, Inc. 3.65% 5/15/25	200,000	190,225
Puget Sound Energy, Inc.
2.89% 9/15/51	105,000	67,059
4.22% 6/15/48	65,000	52,656
5.64% 4/15/41	80,000	78,779
5.80% 3/15/40	100,000	100,171
San Diego Gas & Electric Co.
1.70% 10/1/30	235,000	185,823
4.10% 6/15/49	100,000	81,385
4.15% 5/15/48	100,000	83,369
6.00% 6/1/39	110,000	114,059
Sempra Energy
3.30% 4/1/25	140,000	134,253
3.40% 2/1/28	95,000	88,169
3.70% 4/1/29	180,000	164,067
3.80% 2/1/38	150,000	123,007
4.00% 2/1/48	95,000	74,031
6.00% 10/15/39	125,000	126,317

LVIP SSGA Bond Index Fund–34

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Sierra Pacific Power Co. 2.60% 5/1/26	200,000	$ 185,735
Southern California Edison Co.
1.10% 4/1/24	75,000	71,232
2.25% 6/1/30	70,000	57,649
2.85% 8/1/29	155,000	134,711
3.65% 3/1/28	100,000	93,213
3.90% 3/15/43	100,000	77,024
4.00% 4/1/47	300,000	234,443
4.13% 3/1/48	150,000	119,696
4.20% 3/1/29	100,000	95,108
4.50% 9/1/40	100,000	85,391
4.65% 10/1/43	400,000	345,740
4.88% 3/1/49	100,000	87,932
5.95% 11/1/32	200,000	211,320
5.95% 2/1/38	25,000	25,219
6.00% 1/15/34	200,000	208,858
6.05% 3/15/39	170,000	172,603
6.65% 4/1/29	100,000	103,131
Southern Co.
3.25% 7/1/26	250,000	235,075
4.25% 7/1/36	85,000	74,392
φ4.48% 8/1/24	55,000	54,311
5.11% 8/1/27	100,000	99,629
5.15% 10/6/25	80,000	80,518
Southern Power Co.
0.90% 1/15/26	125,000	110,033
4.15% 12/1/25	200,000	196,015
4.95% 12/15/46	100,000	85,213
5.25% 7/15/43	120,000	108,168
Southwestern Electric Power Co.
2.75% 10/1/26	150,000	138,040
3.85% 2/1/48	100,000	73,740
3.90% 4/1/45	300,000	228,032
6.20% 3/15/40	200,000	202,981
Southwestern Public Service Co. 4.40% 11/15/48	100,000	83,761
Tampa Electric Co.
4.10% 6/15/42	100,000	81,264
4.35% 5/15/44	50,000	41,433
4.45% 6/15/49	100,000	82,506
Tucson Electric Power Co. 1.50% 8/1/30	90,000	68,845
Union Electric Co.
2.63% 3/15/51	250,000	157,524
2.95% 6/15/27	100,000	93,092
3.50% 4/15/24	100,000	98,113
3.50% 3/15/29	100,000	92,215
3.65% 4/15/45	100,000	76,814
3.90% 9/15/42	100,000	81,836
4.00% 4/1/48	100,000	80,497
8.45% 3/15/39	80,000	101,389
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Virginia Electric & Power Co.
2.30% 11/15/31	200,000	$ 160,957
2.95% 11/15/26	100,000	93,188
2.95% 11/15/51	200,000	131,423
3.15% 1/15/26	70,000	66,568
3.30% 12/1/49	100,000	71,417
3.50% 3/15/27	150,000	141,755
3.80% 4/1/28	100,000	94,209
3.80% 9/15/47	100,000	76,443
4.00% 11/15/46	45,000	35,290
4.60% 12/1/48	115,000	99,604
4.65% 8/15/43	150,000	131,691
6.00% 5/15/37	25,000	25,859
6.35% 11/30/37	100,000	105,954
8.88% 11/15/38	100,000	130,835
WEC Energy Group, Inc.
0.80% 3/15/24	60,000	56,843
1.38% 10/15/27	150,000	127,232
1.80% 10/15/30	150,000	116,959
Wisconsin Electric Power Co.
2.05% 12/15/24	50,000	47,327
4.30% 10/15/48	45,000	36,692
Wisconsin Power & Light Co. 1.95% 9/16/31	50,000	39,224
Wisconsin Public Service Corp. 4.75% 11/1/44	200,000	176,267
Xcel Energy, Inc.
3.30% 6/1/25	100,000	95,981
3.35% 12/1/26	100,000	93,910
6.50% 7/1/36	100,000	108,217
		45,505,765
Electrical Components & Equipment–0.02%
Emerson Electric Co.
0.88% 10/15/26	135,000	116,788
1.80% 10/15/27	45,000	39,270
1.95% 10/15/30	100,000	80,908
2.00% 12/21/28	200,000	169,826
2.75% 10/15/50	30,000	19,364
2.80% 12/21/51	200,000	128,667
5.25% 11/15/39	50,000	49,166
		603,989
Electronics–0.18%
Agilent Technologies, Inc.
2.10% 6/4/30	115,000	93,051
2.30% 3/12/31	250,000	201,586
Allegion PLC 3.50% 10/1/29	50,000	43,083
Allegion U.S. Holding Co., Inc.
3.20% 10/1/24	150,000	144,244
3.55% 10/1/27	150,000	135,386
Amphenol Corp.
2.20% 9/15/31	60,000	47,533
2.80% 2/15/30	200,000	170,713

LVIP SSGA Bond Index Fund–35

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electronics (continued)
Amphenol Corp. (continued)
3.20% 4/1/24	100,000	$ 97,767
4.35% 6/1/29	75,000	71,643
Arrow Electronics, Inc. 3.88% 1/12/28	200,000	181,686
Avnet, Inc.
4.63% 4/15/26	50,000	48,107
5.50% 6/1/32	100,000	92,340
Flex Ltd.
3.75% 2/1/26	300,000	283,294
4.75% 6/15/25	125,000	122,760
4.88% 6/15/29	75,000	70,572
6.00% 1/15/28	210,000	209,544
Fortive Corp.
3.15% 6/15/26	150,000	140,067
4.30% 6/15/46	50,000	39,005
Honeywell International, Inc.
1.10% 3/1/27	200,000	173,809
1.35% 6/1/25	125,000	115,555
1.75% 9/1/31	160,000	126,440
1.95% 6/1/30	250,000	206,293
2.30% 8/15/24	100,000	96,010
2.70% 8/15/29	60,000	53,344
2.80% 6/1/50	100,000	71,065
4.95% 2/15/28	180,000	182,327
Hubbell, Inc.
2.30% 3/15/31	60,000	47,669
3.35% 3/1/26	150,000	142,468
Jabil, Inc.
1.70% 4/15/26	65,000	57,600
3.00% 1/15/31	50,000	41,388
3.60% 1/15/30	50,000	43,901
3.95% 1/12/28	110,000	102,406
4.25% 5/15/27	50,000	47,279
Keysight Technologies, Inc.
4.55% 10/30/24	250,000	246,164
4.60% 4/6/27	60,000	58,217
Trimble, Inc.
4.75% 12/1/24	100,000	98,852
4.90% 6/15/28	100,000	95,882
Tyco Electronics Group SA
2.50% 2/4/32	85,000	70,079
3.70% 2/15/26	100,000	95,970
		4,365,099
Entertainment–0.07%
Warnermedia Holdings, Inc.
3.64% 3/15/25	200,000	190,193
3.76% 3/15/27	370,000	333,196
4.28% 3/15/32	285,000	234,773
5.05% 3/15/42	1,085,000	830,114
5.14% 3/15/52	85,000	61,792
5.39% 3/15/62	70,000	51,101
		1,701,169
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Environmental Control–0.08%
Republic Services, Inc.
0.88% 11/15/25	50,000	$ 44,781
1.45% 2/15/31	200,000	154,184
1.75% 2/15/32	100,000	76,767
2.90% 7/1/26	110,000	102,466
3.20% 3/15/25	250,000	239,717
3.38% 11/15/27	60,000	55,903
3.95% 5/15/28	150,000	142,481
Waste Connections, Inc.
2.20% 1/15/32	115,000	91,230
2.95% 1/15/52	115,000	75,398
3.20% 6/1/32	65,000	55,760
3.50% 5/1/29	150,000	137,235
Waste Management, Inc.
0.75% 11/15/25	20,000	17,883
1.15% 3/15/28	30,000	25,058
1.50% 3/15/31	30,000	23,455
2.50% 11/15/50	20,000	12,460
3.15% 11/15/27	100,000	93,281
4.15% 4/15/32	500,000	475,734
		1,823,793
Food–0.38%
Campbell Soup Co.
3.95% 3/15/25	150,000	146,484
4.15% 3/15/28	200,000	190,995
4.80% 3/15/48	65,000	57,330
Conagra Brands, Inc.
1.38% 11/1/27	100,000	83,306
4.30% 5/1/24	75,000	73,967
4.60% 11/1/25	70,000	68,972
4.85% 11/1/28	165,000	160,897
5.30% 11/1/38	50,000	47,083
5.40% 11/1/48	105,000	97,023
8.25% 9/15/30	100,000	113,580
Flowers Foods, Inc.
2.40% 3/15/31	45,000	36,221
3.50% 10/1/26	105,000	98,284
General Mills, Inc.
2.25% 10/14/31	175,000	140,734
3.00% 2/1/51	95,000	64,958
3.20% 2/10/27	150,000	141,722
3.65% 2/15/24	111,000	109,049
4.00% 4/17/25	100,000	97,661
4.20% 4/17/28	75,000	72,475
5.24% 11/18/25	80,000	80,199
Hershey Co.
1.70% 6/1/30	195,000	156,145
2.05% 11/15/24	50,000	47,536
2.30% 8/15/26	100,000	91,876
2.45% 11/15/29	50,000	42,944
3.13% 11/15/49	50,000	35,402
Hormel Foods Corp. 1.80% 6/11/30	85,000	69,160

LVIP SSGA Bond Index Fund–36

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Food (continued)
Ingredion, Inc.
2.90% 6/1/30	200,000	$ 169,430
3.20% 10/1/26	100,000	93,561
3.90% 6/1/50	200,000	145,870
J M Smucker Co.
3.38% 12/15/27	100,000	92,448
3.50% 3/15/25	150,000	145,119
4.25% 3/15/35	100,000	89,378
4.38% 3/15/45	50,000	40,803
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.
5.13% 2/1/28	500,000	473,686
5.75% 4/1/33	335,000	319,516
6.50% 12/1/52	165,000	157,049
Kellogg Co.
3.25% 4/1/26	95,000	90,315
3.40% 11/15/27	200,000	185,987
4.30% 5/15/28	150,000	145,543
4.50% 4/1/46	100,000	85,204
Koninklijke Ahold Delhaize NV 5.70% 10/1/40	145,000	143,627
Kraft Heinz Foods Co. 4.38% 6/1/46	1,000,000	812,603
Kroger Co.
1.70% 1/15/31	125,000	96,370
3.50% 2/1/26	100,000	95,472
4.45% 2/1/47	500,000	419,846
5.00% 4/15/42	100,000	90,714
6.90% 4/15/38	100,000	109,458
7.50% 4/1/31	250,000	282,458
McCormick & Co., Inc.
3.15% 8/15/24	100,000	96,810
3.40% 8/15/27	150,000	139,721
4.20% 8/15/47	20,000	16,213
Mondelez International, Inc.
1.50% 2/4/31	210,000	161,463
1.88% 10/15/32	180,000	136,565
2.63% 9/4/50	360,000	223,660
2.75% 4/13/30	135,000	116,364
Sysco Corp.
2.40% 2/15/30	35,000	29,092
3.25% 7/15/27	200,000	184,854
3.30% 7/15/26	100,000	94,328
3.30% 2/15/50	35,000	23,975
3.75% 10/1/25	125,000	120,957
4.45% 3/15/48	100,000	81,986
4.50% 4/1/46	75,000	62,841
4.85% 10/1/45	85,000	74,900
6.60% 4/1/50	350,000	381,466
Tyson Foods, Inc.
3.55% 6/2/27	155,000	145,282
3.95% 8/15/24	240,000	236,133
4.00% 3/1/26	65,000	62,980
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Food (continued)
Tyson Foods, Inc. (continued)
4.35% 3/1/29	130,000	$ 123,952
5.10% 9/28/48	40,000	36,903
		9,158,905
Forest Products & Paper–0.05%
Celulosa Arauco y Constitucion SA 4.50% 8/1/24	200,000	196,912
Fibria Overseas Finance Ltd. 5.50% 1/17/27	100,000	100,337
Georgia-Pacific LLC 8.00% 1/15/24	250,000	257,483
International Paper Co.
4.80% 6/15/44	149,000	128,674
6.00% 11/15/41	135,000	134,567
Suzano Austria GmbH
2.50% 9/15/28	125,000	105,171
3.75% 1/15/31	205,000	171,980
6.00% 1/15/29	200,000	198,933
		1,294,057
Gas–0.15%
Atmos Energy Corp.
1.50% 1/15/31	250,000	194,710
2.63% 9/15/29	250,000	216,861
3.00% 6/15/27	65,000	60,661
3.38% 9/15/49	55,000	39,921
4.13% 10/15/44	150,000	123,068
4.13% 3/15/49	155,000	126,760
CenterPoint Energy Resources Corp.
1.75% 10/1/30	275,000	216,804
4.00% 4/1/28	100,000	95,363
4.10% 9/1/47	45,000	36,114
5.85% 1/15/41	115,000	115,321
National Fuel Gas Co. 3.95% 9/15/27	200,000	184,560
NiSource, Inc.
0.95% 8/15/25	145,000	130,717
1.70% 2/15/31	175,000	133,407
2.95% 9/1/29	100,000	86,729
3.49% 5/15/27	100,000	94,190
3.95% 3/30/48	150,000	116,351
4.38% 5/15/47	100,000	83,613
4.80% 2/15/44	100,000	87,871
5.25% 2/15/43	59,000	55,804
ONE Gas, Inc.
3.61% 2/1/24	100,000	98,207
4.66% 2/1/44	50,000	43,065
Piedmont Natural Gas Co., Inc.
3.50% 6/1/29	100,000	91,639

LVIP SSGA Bond Index Fund–37

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Gas (continued)
Piedmont Natural Gas Co., Inc. (continued)
3.64% 11/1/46	50,000	$ 35,694
4.65% 8/1/43	50,000	43,014
Southern California Gas Co.
2.95% 4/15/27	110,000	101,436
3.15% 9/15/24	100,000	97,283
3.95% 2/15/50	50,000	38,797
4.13% 6/1/48	100,000	80,190
Southern Co. Gas Capital Corp.
1.75% 1/15/31	250,000	191,576
4.40% 6/1/43	100,000	81,712
4.40% 5/30/47	200,000	158,408
5.88% 3/15/41	70,000	69,513
Southwest Gas Corp.
3.18% 8/15/51	140,000	85,499
3.70% 4/1/28	100,000	91,070
5.80% 12/1/27	50,000	50,637
Washington Gas Light Co.
3.65% 9/15/49	40,000	29,011
3.80% 9/15/46	70,000	51,910
		3,637,486
Hand Machine Tools–0.02%
Kennametal, Inc. 2.80% 3/1/31	125,000	97,631
Snap-on, Inc. 4.10% 3/1/48	85,000	70,872
Stanley Black & Decker, Inc.
2.75% 11/15/50	300,000	182,321
3.40% 3/1/26	145,000	138,282
5.20% 9/1/40	100,000	94,318
		583,424
Health Care Products–0.24%
Abbott Laboratories
1.15% 1/30/28	45,000	38,246
1.40% 6/30/30	40,000	31,774
3.75% 11/30/26	340,000	330,999
3.88% 9/15/25	120,000	117,632
4.90% 11/30/46	400,000	389,974
6.00% 4/1/39	50,000	54,568
6.15% 11/30/37	50,000	55,869
Baxter International, Inc.
1.32% 11/29/24	200,000	186,193
1.73% 4/1/31	65,000	49,519
1.92% 2/1/27	200,000	177,317
2.54% 2/1/32	200,000	158,879
2.60% 8/15/26	150,000	138,537
3.13% 12/1/51	150,000	96,807
3.50% 8/15/46	100,000	70,962
Boston Scientific Corp.
1.90% 6/1/25	65,000	60,670
2.65% 6/1/30	100,000	85,419
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Products (continued)
Boston Scientific Corp. (continued)
3.45% 3/1/24	33,000	$ 32,384
4.55% 3/1/39	100,000	89,697
4.70% 3/1/49	105,000	93,933
7.38% 1/15/40	201,000	233,157
Danaher Corp.
2.60% 10/1/50	190,000	121,167
2.80% 12/10/51	200,000	132,152
3.35% 9/15/25	125,000	120,318
4.38% 9/15/45	115,000	102,027
DH Europe Finance II Sarl
2.60% 11/15/29	65,000	56,941
3.25% 11/15/39	100,000	79,717
Koninklijke Philips NV
5.00% 3/15/42	100,000	87,158
6.88% 3/11/38	50,000	53,084
Medtronic, Inc.
4.38% 3/15/35	108,000	102,080
4.63% 3/15/45	179,000	166,702
PerkinElmer, Inc.
2.25% 9/15/31	180,000	141,035
2.55% 3/15/31	210,000	169,751
3.30% 9/15/29	95,000	82,673
3.63% 3/15/51	160,000	110,868
Smith & Nephew PLC 2.03% 10/14/30	100,000	78,163
Stryker Corp.
1.95% 6/15/30	300,000	244,253
3.38% 5/15/24	150,000	146,481
3.38% 11/1/25	100,000	96,622
3.50% 3/15/26	75,000	71,985
3.65% 3/7/28	200,000	189,993
4.38% 5/15/44	100,000	85,252
4.63% 3/15/46	95,000	83,646
Thermo Fisher Scientific, Inc.
1.22% 10/18/24	260,000	244,013
4.10% 8/15/47	100,000	86,979
4.95% 11/21/32	125,000	126,762
5.30% 2/1/44	200,000	201,361
		5,673,719
Health Care Services–0.74%
Advocate Health & Hospitals Corp.
3.39% 10/15/49	100,000	71,850
3.83% 8/15/28	35,000	32,633
4.27% 8/15/48	30,000	25,469
Aetna, Inc.
3.88% 8/15/47	145,000	111,341
6.63% 6/15/36	100,000	106,229
6.75% 12/15/37	100,000	107,260
AHS Hospital Corp.
2.78% 7/1/51	40,000	24,973

LVIP SSGA Bond Index Fund–38

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Services (continued)
AHS Hospital Corp. (continued)
5.02% 7/1/45	50,000	$ 48,087
Ascension Health
3.11% 11/15/39	45,000	34,568
3.95% 11/15/46	185,000	152,866
Banner Health
1.90% 1/1/31	40,000	31,586
2.34% 1/1/30	75,000	63,062
2.91% 1/1/51	50,000	32,925
Baylor Scott & White Holdings
1.78% 11/15/30	25,000	19,309
2.84% 11/15/50	45,000	29,328
3.97% 11/15/46	50,000	40,248
4.19% 11/15/45	95,000	79,593
BHSH System Obligated Group 3.49% 7/15/49	50,000	36,974
Bon Secours Mercy Health, Inc.
2.10% 6/1/31	25,000	19,501
3.21% 6/1/50	25,000	16,659
Centene Corp. 4.63% 12/15/29	750,000	685,377
Children's Health System of Texas 2.51% 8/15/50	105,000	62,703
Children's Hospital Corp. 4.12% 1/1/47	65,000	55,101
Children's Hospital Medical Center 4.27% 5/15/44	50,000	43,976
City of Hope 4.38% 8/15/48	75,000	61,061
CommonSpirit Health
1.55% 10/1/25	35,000	31,471
2.76% 10/1/24	30,000	28,764
2.78% 10/1/30	65,000	53,614
3.35% 10/1/29	40,000	34,810
3.82% 10/1/49	40,000	29,772
3.91% 10/1/50	150,000	111,013
4.19% 10/1/49	70,000	54,448
4.35% 11/1/42	400,000	337,480
Dartmouth-Hitchcock Health 4.18% 8/1/48	100,000	78,031
Duke University Health System, Inc. 3.92% 6/1/47	75,000	61,689
Elevance Health, Inc.
1.50% 3/15/26	200,000	179,757
2.25% 5/15/30	50,000	41,362
2.38% 1/15/25	65,000	61,702
2.55% 3/15/31	200,000	168,025
3.13% 5/15/50	65,000	44,553
3.35% 12/1/24	150,000	145,391
3.50% 8/15/24	250,000	243,854
3.60% 3/15/51	115,000	85,962
4.10% 3/1/28	350,000	335,413
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Services (continued)
Elevance Health, Inc. (continued)
4.10% 5/15/32	200,000	$ 186,033
4.38% 12/1/47	125,000	106,786
4.63% 5/15/42	100,000	90,930
4.65% 1/15/43	125,000	113,281
4.65% 8/15/44	100,000	89,284
5.50% 10/15/32	200,000	204,745
Hackensack Meridian Health, Inc.
2.68% 9/1/41	250,000	173,843
4.50% 7/1/57	100,000	84,922
HCA, Inc.
2.38% 7/15/31	150,000	116,764
3.13% 3/15/27	70,000	63,643
3.50% 7/15/51	150,000	96,235
3.63% 3/15/32	150,000	126,923
4.13% 6/15/29	485,000	442,752
4.38% 3/15/42	50,000	39,810
4.50% 2/15/27	160,000	154,204
4.63% 3/15/52	75,000	58,372
5.00% 3/15/24	265,000	263,478
5.13% 6/15/39	50,000	44,739
5.25% 4/15/25	185,000	183,922
5.25% 6/15/26	200,000	197,586
5.25% 6/15/49	200,000	170,342
5.50% 6/15/47	200,000	177,624
Humana, Inc.
1.35% 2/3/27	55,000	47,553
2.15% 2/3/32	55,000	42,918
3.70% 3/23/29	125,000	114,442
4.63% 12/1/42	175,000	152,656
4.95% 10/1/44	300,000	270,876
5.75% 3/1/28	100,000	102,103
5.88% 3/1/33	100,000	103,230
Indiana University Health, Inc. Obligated Group 3.97% 11/1/48	55,000	44,674
Integris Baptist Medical Center, Inc. 3.88% 8/15/50	100,000	72,270
Jefferies Financial Group, Inc. 4.30% 7/1/28	25,000	23,720
Johns Hopkins Health System Corp. 3.84% 5/15/46	70,000	56,560
Kaiser Foundation Hospitals
3.15% 5/1/27	125,000	116,981
3.27% 11/1/49	185,000	133,611
4.15% 5/1/47	105,000	88,958
Laboratory Corp. of America Holdings
3.25% 9/1/24	100,000	96,898
3.60% 9/1/27	100,000	94,653
4.70% 2/1/45	500,000	428,419

LVIP SSGA Bond Index Fund–39

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Services (continued)
Mass General Brigham, Inc.
3.19% 7/1/49	50,000	$ 34,416
3.34% 7/1/60	65,000	43,193
3.77% 7/1/48	40,000	31,239
Mayo Clinic
3.20% 11/15/61	200,000	133,055
4.13% 11/15/52	100,000	82,705
McLaren Health Care Corp. 4.39% 5/15/48	65,000	54,090
Memorial Sloan-Kettering Cancer Center
2.96% 1/1/50	110,000	72,873
4.20% 7/1/55	127,000	103,685
Methodist Hospital 2.71% 12/1/50	300,000	191,323
Montefiore Obligated Group 5.25% 11/1/48	70,000	52,368
Mount Sinai Hospitals Group, Inc. 3.98% 7/1/48	100,000	77,335
New York & Presbyterian Hospital
2.26% 8/1/40	50,000	32,939
3.95% 8/1/19	35,000	24,171
4.02% 8/1/45	75,000	62,111
4.06% 8/1/56	50,000	39,336
Northwell Healthcare, Inc.
3.98% 11/1/46	250,000	191,577
4.26% 11/1/47	150,000	119,137
Novant Health, Inc.
3.17% 11/1/51	85,000	58,704
3.32% 11/1/61	70,000	46,218
NY Society for Relief of Ruptured & Crippled Maintaining Hosp Special Surgery 2.67% 10/1/50	120,000	73,729
NYU Langone Hospitals
3.38% 7/1/55	100,000	66,725
4.37% 7/1/47	100,000	83,059
Orlando Health Obligated Group
3.33% 10/1/50	125,000	86,494
4.09% 10/1/48	45,000	35,411
PeaceHealth Obligated Group
1.38% 11/15/25	60,000	53,775
3.22% 11/15/50	65,000	42,194
Providence St Joseph Health Obligated Group
2.70% 10/1/51	75,000	44,349
2.75% 10/1/26	100,000	93,701
3.74% 10/1/47	100,000	76,106
Quest Diagnostics, Inc.
3.45% 6/1/26	55,000	52,452
3.50% 3/30/25	300,000	289,055
4.20% 6/30/29	100,000	95,452
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Services (continued)
RWJ Barnabas Health, Inc.
3.48% 7/1/49	100,000	$ 72,562
3.95% 7/1/46	50,000	40,846
Seattle Children's Hospital 2.72% 10/1/50	185,000	116,491
SSM Health Care Corp. 3.82% 6/1/27	71,000	67,176
Stanford Health Care 3.80% 11/15/48	30,000	23,817
Sutter Health
1.32% 8/15/25	100,000	90,792
2.29% 8/15/30	110,000	88,960
3.16% 8/15/40	100,000	74,728
3.36% 8/15/50	110,000	74,554
Texas Health Resources 4.33% 11/15/55	30,000	25,524
Toledo Hospital 5.75% 11/15/38	200,000	188,079
Trinity Health Corp.
2.63% 12/1/40	50,000	34,690
4.13% 12/1/45	25,000	20,805
UnitedHealth Group, Inc.
0.55% 5/15/24	135,000	127,372
1.15% 5/15/26	200,000	178,615
1.25% 1/15/26	180,000	163,122
2.00% 5/15/30	265,000	218,646
2.30% 5/15/31	200,000	166,672
2.38% 8/15/24	70,000	67,312
2.75% 5/15/40	250,000	181,372
2.88% 8/15/29	155,000	138,111
2.90% 5/15/50	250,000	169,131
2.95% 10/15/27	250,000	231,442
3.05% 5/15/41	200,000	150,286
3.25% 5/15/51	200,000	143,107
3.38% 4/15/27	150,000	142,057
3.45% 1/15/27	100,000	95,151
3.50% 2/15/24	40,000	39,355
3.50% 8/15/39	115,000	93,988
3.70% 12/15/25	40,000	38,968
3.70% 8/15/49	135,000	106,829
3.75% 10/15/47	200,000	159,030
3.85% 6/15/28	200,000	191,530
3.88% 12/15/28	50,000	47,686
3.88% 8/15/59	150,000	117,345
4.00% 5/15/29	195,000	186,225
4.20% 1/15/47	55,000	47,030
4.25% 3/15/43	100,000	88,674
4.25% 6/15/48	150,000	129,564
4.38% 3/15/42	100,000	89,350
4.63% 11/15/41	200,000	184,317
5.15% 10/15/25	55,000	55,627
5.25% 2/15/28	180,000	184,002
5.35% 2/15/33	250,000	257,922
5.88% 2/15/53	90,000	97,179

LVIP SSGA Bond Index Fund–40

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Services (continued)
UnitedHealth Group, Inc. (continued)
6.50% 6/15/37	150,000	$ 167,118
6.63% 11/15/37	100,000	113,036
6.88% 2/15/38	100,000	117,294
Universal Health Services, Inc.
1.65% 9/1/26	65,000	55,702
2.65% 1/15/32	50,000	38,184
Willis-Knighton Medical Center 3.07% 3/1/51	100,000	62,856
Yale-New Haven Health Services Corp. 2.50% 7/1/50	50,000	29,910
		17,629,648
Home Builders–0.03%
DR Horton, Inc.
1.40% 10/15/27	250,000	208,683
2.50% 10/15/24	200,000	190,444
MDC Holdings, Inc. 3.97% 8/6/61	200,000	111,766
NVR, Inc. 3.00% 5/15/30	195,000	163,701
		674,594
Home Furnishings–0.02%
Harman International Industries, Inc. 4.15% 5/15/25	100,000	97,229
Leggett & Platt, Inc.
3.50% 11/15/27	100,000	91,599
3.50% 11/15/51	150,000	104,929
Whirlpool Corp.
4.50% 6/1/46	70,000	53,949
4.60% 5/15/50	150,000	119,235
4.75% 2/26/29	60,000	58,330
		525,271
Household Products Wares–0.05%
Avery Dennison Corp.
0.85% 8/15/24	40,000	37,321
2.25% 2/15/32	100,000	76,079
4.88% 12/6/28	100,000	97,350
Church & Dwight Co., Inc.
3.15% 8/1/27	100,000	93,302
3.95% 8/1/47	100,000	77,978
Clorox Co.
3.90% 5/15/28	100,000	95,303
4.60% 5/1/32	200,000	192,394
Kimberly-Clark Corp.
1.05% 9/15/27	85,000	72,481
2.88% 2/7/50	45,000	30,843
3.05% 8/15/25	50,000	48,051
3.20% 7/30/46	50,000	35,786
3.90% 5/4/47	100,000	81,915
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Household Products Wares (continued)
Kimberly-Clark Corp. (continued)
5.30% 3/1/41	200,000	$ 200,402
6.63% 8/1/37	100,000	114,042
		1,253,247
Insurance–0.74%
Aflac, Inc.
1.13% 3/15/26	105,000	93,027
4.00% 10/15/46	300,000	232,030
4.75% 1/15/49	100,000	88,703
Alleghany Corp. 4.90% 9/15/44	95,000	86,998
Allied World Assurance Co. Holdings Ltd. 4.35% 10/29/25	100,000	95,756
Allstate Corp.
0.75% 12/15/25	65,000	57,656
1.45% 12/15/30	100,000	76,589
3.28% 12/15/26	150,000	142,413
4.20% 12/15/46	150,000	124,079
4.50% 6/15/43	100,000	89,202
5.55% 5/9/35	150,000	153,026
American Financial Group, Inc. 4.50% 6/15/47	150,000	118,662
American International Group, Inc.
2.50% 6/30/25	133,000	125,206
3.90% 4/1/26	300,000	290,598
4.38% 6/30/50	130,000	109,961
4.75% 4/1/48	200,000	178,345
4.80% 7/10/45	100,000	89,758
Aon Corp.
2.80% 5/15/30	150,000	127,924
3.75% 5/2/29	100,000	92,244
Aon Corp./Aon Global Holdings PLC
2.05% 8/23/31	100,000	79,068
2.85% 5/28/27	70,000	64,299
2.90% 8/23/51	100,000	63,600
3.90% 2/28/52	85,000	65,596
Aon Global Ltd.
3.50% 6/14/24	100,000	97,599
3.88% 12/15/25	100,000	97,493
4.75% 5/15/45	100,000	86,622
Arch Capital Finance LLC
4.01% 12/15/26	100,000	95,358
5.03% 12/15/46	100,000	86,025
Arch Capital Group Ltd. 3.64% 6/30/50	140,000	96,580
Arch Capital Group U.S., Inc. 5.14% 11/1/43	105,000	93,933
Assurant, Inc. 4.90% 3/27/28	100,000	95,797

LVIP SSGA Bond Index Fund–41

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
Assured Guaranty U.S. Holdings, Inc. 5.00% 7/1/24	66,000	$ 65,894
Athene Holding Ltd.
3.50% 1/15/31	20,000	16,422
3.95% 5/25/51	125,000	84,344
4.13% 1/12/28	150,000	137,467
6.65% 2/1/33	100,000	98,888
AXA SA 8.60% 12/15/30	200,000	240,992
AXIS Specialty Finance LLC 3.90% 7/15/29	100,000	88,806
Berkshire Hathaway Finance Corp.
1.45% 10/15/30	160,000	127,253
2.30% 3/15/27	200,000	184,638
2.50% 1/15/51	140,000	87,501
2.85% 10/15/50	180,000	120,219
2.88% 3/15/32	200,000	173,257
3.85% 3/15/52	200,000	159,410
4.25% 1/15/49	100,000	89,021
4.30% 5/15/43	100,000	89,645
4.40% 5/15/42	100,000	91,203
5.75% 1/15/40	100,000	108,573
Berkshire Hathaway, Inc.
3.13% 3/15/26	215,000	206,027
4.50% 2/11/43	250,000	233,709
Brighthouse Financial, Inc.
3.70% 6/22/27	250,000	231,524
4.70% 6/22/47	200,000	146,301
Brown & Brown, Inc.
2.38% 3/15/31	85,000	64,671
4.20% 3/17/32	65,000	56,353
4.50% 3/15/29	100,000	92,960
4.95% 3/17/52	100,000	81,172
Chubb Corp.
6.00% 5/11/37	100,000	105,810
6.50% 5/15/38	200,000	222,543
Chubb INA Holdings, Inc.
1.38% 9/15/30	415,000	322,143
3.35% 5/3/26	95,000	90,940
4.15% 3/13/43	100,000	84,312
Cincinnati Financial Corp. 6.92% 5/15/28	100,000	106,721
CNA Financial Corp.
2.05% 8/15/30	20,000	15,748
3.90% 5/1/29	40,000	36,409
3.95% 5/15/24	125,000	122,801
4.50% 3/1/26	100,000	98,297
Enstar Group Ltd. 3.10% 9/1/31	95,000	69,372
Everest Reinsurance Holdings, Inc.
3.50% 10/15/50	50,000	33,842
4.87% 6/1/44	100,000	85,625
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
Fairfax Financial Holdings Ltd. 3.38% 3/3/31	180,000	$ 147,480
Fidelity National Financial, Inc.
3.40% 6/15/30	50,000	42,204
4.50% 8/15/28	150,000	142,262
First American Financial Corp. 4.60% 11/15/24	100,000	98,351
Globe Life, Inc. 2.15% 8/15/30	500,000	395,895
Hanover Insurance Group, Inc.
2.50% 9/1/30	145,000	111,391
4.50% 4/15/26	100,000	97,843
Hartford Financial Services Group, Inc.
2.80% 8/19/29	70,000	59,926
2.90% 9/15/51	100,000	62,858
3.60% 8/19/49	55,000	39,497
4.30% 4/15/43	43,000	34,382
4.40% 3/15/48	100,000	82,476
6.10% 10/1/41	50,000	50,468
Kemper Corp.
3.80% 2/23/32	100,000	83,568
4.35% 2/15/25	70,000	67,900
Loews Corp.
4.13% 5/15/43	200,000	162,314
6.00% 2/1/35	100,000	103,320
Manulife Financial Corp.
μ4.06% 2/24/32	250,000	227,633
4.15% 3/4/26	100,000	97,381
5.38% 3/4/46	100,000	95,991
Markel Corp.
5.00% 4/5/46	250,000	215,854
5.00% 5/20/49	65,000	56,662
Marsh & McLennan Cos., Inc.
2.25% 11/15/30	105,000	85,961
2.38% 12/15/31	90,000	72,679
2.90% 12/15/51	110,000	70,487
3.50% 3/10/25	150,000	145,595
3.75% 3/14/26	75,000	72,737
3.88% 3/15/24	100,000	98,613
4.20% 3/1/48	100,000	82,358
4.35% 1/30/47	45,000	37,758
4.38% 3/15/29	195,000	188,348
4.75% 3/15/39	55,000	50,539
4.90% 3/15/49	90,000	82,722
Mercury General Corp. 4.40% 3/15/27	50,000	46,753
MetLife, Inc.
3.00% 3/1/25	150,000	144,023
4.05% 3/1/45	150,000	125,343
4.60% 5/13/46	200,000	179,700
5.70% 6/15/35	50,000	52,322
5.88% 2/6/41	100,000	102,710

LVIP SSGA Bond Index Fund–42

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
MetLife, Inc. (continued)
6.38% 6/15/34	100,000	$ 111,024
6.40% 12/15/36	100,000	96,710
6.50% 12/15/32	100,000	110,467
10.75% 8/1/39	150,000	199,003
Old Republic International Corp.
3.85% 6/11/51	200,000	137,171
4.88% 10/1/24	100,000	99,410
Principal Financial Group, Inc.
3.10% 11/15/26	300,000	280,205
3.40% 5/15/25	100,000	96,785
3.70% 5/15/29	50,000	46,328
Progressive Corp.
2.50% 3/15/27	40,000	36,825
3.00% 3/15/32	50,000	43,414
3.70% 3/15/52	25,000	19,168
4.13% 4/15/47	200,000	167,426
4.20% 3/15/48	150,000	125,718
Prudential Financial, Inc.
3.70% 3/13/51	250,000	190,767
3.88% 3/27/28	65,000	62,326
3.91% 12/7/47	163,000	129,800
4.35% 2/25/50	250,000	211,682
4.42% 3/27/48	100,000	84,880
μ4.50% 9/15/47	215,000	193,840
μ5.20% 3/15/44	100,000	95,065
6.63% 6/21/40	200,000	216,715
Prudential PLC 3.63% 3/24/32	200,000	174,505
Reinsurance Group of America, Inc.
3.15% 6/15/30	70,000	59,454
3.95% 9/15/26	30,000	28,957
RenaissanceRe Finance, Inc. 3.45% 7/1/27	130,000	120,841
RenaissanceRe Holdings Ltd. 3.60% 4/15/29	100,000	89,893
Transatlantic Holdings, Inc. 8.00% 11/30/39	100,000	123,942
Travelers Cos., Inc.
3.75% 5/15/46	50,000	38,880
4.00% 5/30/47	80,000	64,673
4.05% 3/7/48	200,000	160,694
4.10% 3/4/49	100,000	81,313
4.60% 8/1/43	250,000	222,353
6.25% 6/15/37	100,000	108,021
6.75% 6/20/36	100,000	112,271
Trinity Acquisition PLC 4.40% 3/15/26	100,000	97,001
Unum Group
4.00% 6/15/29	145,000	130,983
4.13% 6/15/51	200,000	136,271
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
Unum Group (continued)
5.75% 8/15/42	50,000	$ 44,943
Voya Financial, Inc.
3.65% 6/15/26	100,000	94,292
4.80% 6/15/46	60,000	47,733
5.70% 7/15/43	100,000	92,683
W R Berkley Corp.
3.55% 3/30/52	150,000	103,823
4.00% 5/12/50	105,000	79,447
Willis North America, Inc.
2.95% 9/15/29	65,000	54,639
3.60% 5/15/24	100,000	97,273
3.88% 9/15/49	70,000	49,663
4.50% 9/15/28	150,000	141,342
4.65% 6/15/27	100,000	96,592
XLIT Ltd. 5.25% 12/15/43	200,000	194,960
		17,581,435
Internet–0.46%
Alibaba Group Holding Ltd.
2.13% 2/9/31	200,000	159,235
3.15% 2/9/51	200,000	124,152
3.25% 2/9/61	200,000	119,626
3.40% 12/6/27	210,000	193,172
4.00% 12/6/37	100,000	83,236
4.20% 12/6/47	400,000	305,345
4.40% 12/6/57	200,000	152,773
Alphabet, Inc.
0.45% 8/15/25	90,000	81,246
0.80% 8/15/27	200,000	171,297
1.10% 8/15/30	130,000	101,735
1.90% 8/15/40	100,000	66,362
2.00% 8/15/26	250,000	229,846
2.05% 8/15/50	130,000	75,979
2.25% 8/15/60	400,000	225,335
Amazon.com, Inc.
0.45% 5/12/24	115,000	108,318
0.80% 6/3/25	635,000	579,858
1.00% 5/12/26	250,000	221,420
1.20% 6/3/27	90,000	77,939
1.50% 6/3/30	165,000	132,584
1.65% 5/12/28	250,000	214,624
2.10% 5/12/31	250,000	204,163
2.50% 6/3/50	80,000	50,417
2.70% 6/3/60	365,000	219,852
2.80% 8/22/24	75,000	72,674
2.88% 5/12/41	250,000	186,503
3.00% 4/13/25	250,000	241,238
3.10% 5/12/51	250,000	178,052
3.25% 5/12/61	250,000	171,148
3.30% 4/13/27	250,000	237,251
3.60% 4/13/32	500,000	457,563
3.80% 12/5/24	500,000	491,940
3.88% 8/22/37	115,000	101,881

LVIP SSGA Bond Index Fund–43

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Internet (continued)
Amazon.com, Inc. (continued)
3.95% 4/13/52	200,000	$ 165,536
4.05% 8/22/47	635,000	544,477
4.25% 8/22/57	205,000	176,078
4.55% 12/1/27	250,000	249,171
4.60% 12/1/25	250,000	249,385
4.70% 12/1/32	250,000	247,456
5.20% 12/3/25	100,000	101,811
Baidu, Inc.
4.13% 6/30/25	200,000	191,502
4.38% 3/29/28	200,000	187,224
Booking Holdings, Inc.
3.55% 3/15/28	150,000	139,797
3.60% 6/1/26	200,000	191,320
4.63% 4/13/30	300,000	289,733
eBay, Inc.
1.90% 3/11/25	140,000	131,031
5.95% 11/22/27	250,000	256,713
6.30% 11/22/32	250,000	259,759
Expedia Group, Inc.
2.95% 3/15/31	80,000	64,330
3.25% 2/15/30	35,000	29,690
3.80% 2/15/28	100,000	91,800
4.63% 8/1/27	90,000	86,342
JD.com, Inc. 3.88% 4/29/26	200,000	189,414
Meta Platforms, Inc. 4.65% 8/15/62	1,000,000	802,332
Weibo Corp. 3.38% 7/8/30	300,000	233,064
		10,914,729
Investment Companies–0.17%
Ares Capital Corp.
2.88% 6/15/27	150,000	127,128
3.20% 11/15/31	250,000	183,463
3.25% 7/15/25	100,000	92,017
3.88% 1/15/26	250,000	229,113
4.20% 6/10/24	60,000	57,922
4.25% 3/1/25	100,000	94,781
Blackstone Private Credit Fund
2.63% 12/15/26	200,000	165,545
2.70% 1/15/25	150,000	138,583
4.00% 1/15/29	200,000	165,005
7.05% 9/29/25	200,000	198,414
Blackstone Secured Lending Fund
2.75% 9/16/26	250,000	219,326
2.85% 9/30/28	250,000	194,107
FS KKR Capital Corp.
1.65% 10/12/24	150,000	135,397
3.13% 10/12/28	150,000	120,925
3.40% 1/15/26	200,000	177,351
4.13% 2/1/25	150,000	141,019
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Investment Companies (continued)
Goldman Sachs BDC, Inc. 2.88% 1/15/26	100,000	$ 91,670
Golub Capital BDC, Inc.
2.50% 8/24/26	145,000	123,104
3.38% 4/15/24	375,000	360,634
Main Street Capital Corp. 3.00% 7/14/26	165,000	142,198
Owl Rock Capital Corp.
2.88% 6/11/28	200,000	157,035
3.40% 7/15/26	200,000	174,631
3.75% 7/22/25	100,000	92,391
5.25% 4/15/24	60,000	59,156
OWL Rock Core Income Corp. 7.75% 9/16/27	200,000	199,353
Prospect Capital Corp. 3.71% 1/22/26	200,000	175,042
Sixth Street Specialty Lending, Inc. 2.50% 8/1/26	125,000	109,348
		4,124,658
Iron & Steel–0.06%
ArcelorMittal SA
6.55% 11/29/27	200,000	200,941
6.80% 11/29/32	175,000	174,010
Nucor Corp.
2.00% 6/1/25	15,000	13,960
2.70% 6/1/30	15,000	12,720
2.98% 12/15/55	400,000	247,429
3.95% 5/1/28	100,000	94,467
Steel Dynamics, Inc.
1.65% 10/15/27	25,000	20,946
2.40% 6/15/25	50,000	46,884
2.80% 12/15/24	50,000	47,495
3.25% 1/15/31	60,000	51,206
3.25% 10/15/50	40,000	25,933
3.45% 4/15/30	75,000	65,946
Vale Overseas Ltd.
6.88% 11/21/36	350,000	369,297
6.88% 11/10/39	170,000	179,134
		1,550,368
Leisure Time–0.00%
Harley-Davidson, Inc.
3.50% 7/28/25	50,000	47,553
4.63% 7/28/45	50,000	39,101
		86,654
Lodging–0.05%
Choice Hotels International, Inc. 3.70% 12/1/29	100,000	87,085
Hyatt Hotels Corp.
4.38% 9/15/28	100,000	91,486
4.85% 3/15/26	50,000	49,134

LVIP SSGA Bond Index Fund–44

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Lodging (continued)
Marriott International, Inc.
2.75% 10/15/33	250,000	$ 190,727
2.85% 4/15/31	220,000	178,152
3.13% 6/15/26	100,000	93,613
3.50% 10/15/32	150,000	124,780
3.60% 4/15/24	75,000	73,498
3.75% 10/1/25	50,000	47,951
4.00% 4/15/28	100,000	92,868
4.63% 6/15/30	135,000	125,970
5.00% 10/15/27	55,000	54,270
		1,209,534
Machinery Construction & Mining–0.09%
Caterpillar Financial Services Corp.
0.45% 5/17/24	100,000	94,200
0.80% 11/13/25	85,000	76,241
0.90% 3/2/26	250,000	222,800
2.15% 11/8/24	150,000	143,109
2.40% 8/9/26	100,000	92,308
2.85% 5/17/24	150,000	145,824
3.25% 12/1/24	150,000	145,557
3.40% 5/13/25	150,000	145,729
4.90% 1/17/25	200,000	200,528
Caterpillar, Inc.
1.90% 3/12/31	100,000	81,158
2.60% 9/19/29	150,000	131,939
3.80% 8/15/42	168,000	143,118
4.75% 5/15/64	250,000	237,210
6.05% 8/15/36	200,000	217,822
Oshkosh Corp. 4.60% 5/15/28	100,000	95,036
		2,172,579
Machinery Diversified–0.19%
CNH Industrial Capital LLC
1.88% 1/15/26	250,000	226,698
4.20% 1/15/24	100,000	98,564
CNH Industrial NV 3.85% 11/15/27	105,000	98,348
Crane Holdings Co. 4.20% 3/15/48	100,000	70,633
Deere & Co.
2.88% 9/7/49	65,000	46,332
3.90% 6/9/42	150,000	132,667
5.38% 10/16/29	100,000	103,578
Dover Corp.
2.95% 11/4/29	20,000	17,406
5.38% 3/1/41	100,000	96,124
Flowserve Corp. 3.50% 10/1/30	70,000	58,349
IDEX Corp. 3.00% 5/1/30	75,000	64,188
John Deere Capital Corp.
0.45% 1/17/24	200,000	191,225
0.70% 1/15/26	100,000	88,984
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Machinery Diversified (continued)
John Deere Capital Corp. (continued)
0.90% 1/10/24	120,000	$ 115,542
1.25% 1/10/25	120,000	112,240
1.45% 1/15/31	70,000	54,725
1.50% 3/6/28	200,000	170,552
1.70% 1/11/27	200,000	178,340
2.05% 1/9/25	100,000	94,926
2.13% 3/7/25	25,000	23,655
2.35% 3/8/27	50,000	45,497
2.45% 1/9/30	85,000	73,232
2.60% 3/7/24	165,000	160,727
2.65% 6/24/24	115,000	111,516
2.65% 6/10/26	100,000	93,597
2.80% 9/8/27	100,000	92,103
2.80% 7/18/29	50,000	44,544
3.05% 1/6/28	100,000	93,371
3.45% 1/10/24	100,000	98,721
3.45% 3/7/29	120,000	111,301
4.15% 9/15/27	150,000	147,108
4.35% 9/15/32	115,000	111,716
nVent Finance Sarl 4.55% 4/15/28	100,000	91,814
Otis Worldwide Corp.
2.06% 4/5/25	105,000	98,240
2.29% 4/5/27	90,000	80,552
2.57% 2/15/30	105,000	88,221
3.11% 2/15/40	250,000	182,324
3.36% 2/15/50	145,000	101,417
Rockwell Automation, Inc.
3.50% 3/1/29	85,000	79,148
4.20% 3/1/49	70,000	58,996
Westinghouse Air Brake Technologies Corp. 3.20% 6/15/25	285,000	268,313
Xylem, Inc.
1.95% 1/30/28	115,000	98,896
3.25% 11/1/26	55,000	51,324
4.38% 11/1/46	50,000	41,368
		4,467,122
Media–0.78%
Charter Communications Operating LLC/Charter Communications Operating Capital
2.25% 1/15/29	115,000	92,561
3.50% 6/1/41	315,000	205,252
3.50% 3/1/42	160,000	102,521
3.75% 2/15/28	100,000	90,171
3.85% 4/1/61	70,000	40,485
3.90% 6/1/52	145,000	91,035
3.95% 6/30/62	250,000	147,475
4.20% 3/15/28	150,000	137,867

LVIP SSGA Bond Index Fund–45

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Media (continued)
Charter Communications Operating LLC/Charter Communications Operating Capital (continued)
4.40% 4/1/33	125,000	$ 106,957
4.50% 2/1/24	200,000	197,638
4.80% 3/1/50	445,000	323,047
4.91% 7/23/25	450,000	441,045
5.05% 3/30/29	100,000	94,084
5.13% 7/1/49	200,000	151,232
5.25% 4/1/53	200,000	154,369
5.38% 5/1/47	275,000	215,722
5.50% 4/1/63	200,000	152,502
5.75% 4/1/48	225,000	184,205
6.38% 10/23/35	190,000	185,209
6.48% 10/23/45	565,000	509,502
Comcast Corp.
1.50% 2/15/31	200,000	155,720
1.95% 1/15/31	175,000	141,450
2.35% 1/15/27	105,000	95,403
2.45% 8/15/52	150,000	87,393
2.65% 2/1/30	100,000	86,512
2.65% 8/15/62	700,000	393,604
2.80% 1/15/51	140,000	88,355
2.89% 11/1/51	75,000	48,168
2.94% 11/1/56	269,000	166,356
2.99% 11/1/63	101,000	61,070
3.15% 3/1/26	350,000	333,154
3.15% 2/15/28	150,000	138,483
3.20% 7/15/36	150,000	121,597
3.25% 11/1/39	150,000	116,855
3.30% 2/1/27	250,000	235,588
3.30% 4/1/27	500,000	471,188
3.38% 2/15/25	425,000	411,998
3.38% 8/15/25	65,000	62,695
3.40% 7/15/46	110,000	80,563
3.45% 2/1/50	110,000	79,777
3.55% 5/1/28	150,000	140,859
3.70% 4/15/24	195,000	192,028
3.90% 3/1/38	150,000	129,265
3.95% 10/15/25	300,000	293,794
3.97% 11/1/47	362,000	289,194
4.00% 8/15/47	150,000	119,790
4.00% 3/1/48	150,000	120,273
4.00% 11/1/49	79,000	62,339
4.05% 11/1/52	258,000	204,188
4.15% 10/15/28	185,000	177,405
4.20% 8/15/34	83,000	76,626
4.25% 10/15/30	165,000	157,848
4.25% 1/15/33	200,000	188,511
4.40% 8/15/35	192,000	178,699
4.60% 10/15/38	195,000	180,148
4.65% 7/15/42	24,000	21,669
4.70% 10/15/48	190,000	169,707
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Media (continued)
Comcast Corp. (continued)
4.95% 10/15/58	190,000	$ 171,945
5.50% 11/15/32	105,000	109,483
6.50% 11/15/35	200,000	222,475
Discovery Communications LLC
3.80% 3/13/24	100,000	97,681
3.90% 11/15/24	150,000	145,168
3.95% 6/15/25	100,000	95,369
3.95% 3/20/28	200,000	177,517
4.00% 9/15/55	323,000	194,082
4.13% 5/15/29	70,000	60,660
4.65% 5/15/50	400,000	275,087
4.90% 3/11/26	100,000	96,972
5.20% 9/20/47	215,000	159,707
5.30% 5/15/49	65,000	49,146
Fox Corp.
4.03% 1/25/24	100,000	98,840
4.71% 1/25/29	405,000	391,342
5.48% 1/25/39	75,000	68,244
5.58% 1/25/49	90,000	80,297
Grupo Televisa SAB
4.63% 1/30/26	200,000	193,815
6.63% 1/15/40	100,000	102,745
8.50% 3/11/32	200,000	234,838
NBCUniversal Media LLC 4.45% 1/15/43	175,000	153,854
Paramount Global
2.90% 1/15/27	100,000	89,742
4.00% 1/15/26	255,000	244,511
4.20% 5/19/32	50,000	40,923
4.38% 3/15/43	77,000	53,023
4.85% 7/1/42	150,000	110,966
4.90% 8/15/44	125,000	91,293
4.95% 1/15/31	400,000	355,488
5.85% 9/1/43	150,000	124,558
6.88% 4/30/36	125,000	121,359
7.88% 7/30/30	200,000	213,388
Thomson Reuters Corp. 3.35% 5/15/26	55,000	52,030
Time Warner Cable Enterprises LLC 8.38% 7/15/33	200,000	222,169
Time Warner Cable LLC
5.50% 9/1/41	100,000	82,987
5.88% 11/15/40	100,000	87,123
6.55% 5/1/37	200,000	190,412
7.30% 7/1/38	150,000	148,796
TWDC Enterprises 18 Corp.
1.85% 7/30/26	95,000	85,850
2.95% 6/15/27	200,000	186,274
3.00% 2/13/26	300,000	284,075
3.00% 7/30/46	50,000	34,912
3.15% 9/17/25	100,000	95,810

LVIP SSGA Bond Index Fund–46

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Media (continued)
TWDC Enterprises 18 Corp. (continued)
3.70% 12/1/42	150,000	$ 120,919
4.13% 12/1/41	100,000	85,755
4.13% 6/1/44	83,000	71,059
Walt Disney Co.
1.75% 8/30/24	200,000	190,676
1.75% 1/13/26	145,000	132,715
2.00% 9/1/29	335,000	280,831
2.65% 1/13/31	220,000	187,784
2.75% 9/1/49	180,000	119,051
3.38% 11/15/26	60,000	56,760
3.50% 5/13/40	200,000	161,002
3.60% 1/13/51	75,000	57,108
3.70% 10/15/25	40,000	38,867
3.80% 5/13/60	490,000	373,247
4.70% 3/23/50	500,000	458,977
4.75% 9/15/44	60,000	55,346
4.75% 11/15/46	50,000	45,428
4.95% 10/15/45	30,000	28,125
6.40% 12/15/35	229,000	250,511
6.65% 11/15/37	175,000	198,187
		18,708,455
Metal Fabricate & Hardware–0.02%
Precision Castparts Corp.
3.25% 6/15/25	100,000	96,384
3.90% 1/15/43	50,000	41,286
4.38% 6/15/45	100,000	86,964
Timken Co.
3.88% 9/1/24	70,000	68,243
4.13% 4/1/32	110,000	97,892
Valmont Industries, Inc.
5.00% 10/1/44	100,000	85,910
5.25% 10/1/54	100,000	84,707
		561,386
Mining–0.14%
AngloGold Ashanti Holdings PLC 3.38% 11/1/28	200,000	174,341
Barrick North America Finance LLC 5.75% 5/1/43	150,000	151,470
Barrick PD Australia Finance Pty. Ltd. 5.95% 10/15/39	100,000	101,994
BHP Billiton Finance USA Ltd.
4.13% 2/24/42	125,000	108,617
5.00% 9/30/43	500,000	484,400
Kinross Gold Corp. 4.50% 7/15/27	400,000	379,387
Newmont Corp.
2.60% 7/15/32	200,000	159,222
4.88% 3/15/42	400,000	363,330
6.25% 10/1/39	100,000	104,387
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Mining (continued)
Rio Tinto Alcan, Inc. 6.13% 12/15/33	150,000	$ 160,580
Rio Tinto Finance USA Ltd.
2.75% 11/2/51	200,000	132,297
5.20% 11/2/40	100,000	99,675
7.13% 7/15/28	75,000	82,573
Rio Tinto Finance USA PLC 4.13% 8/21/42	150,000	129,155
Southern Copper Corp.
5.25% 11/8/42	150,000	143,127
5.88% 4/23/45	69,000	70,564
6.75% 4/16/40	110,000	122,802
7.50% 7/27/35	200,000	232,302
Teck Resources Ltd. 3.90% 7/15/30	125,000	111,785
		3,312,008
Miscellaneous Manufacturing–0.14%
3M Co.
2.00% 2/14/25	100,000	94,709
2.38% 8/26/29	150,000	127,221
2.88% 10/15/27	150,000	138,430
3.00% 8/7/25	100,000	95,833
3.25% 2/14/24	100,000	98,138
3.25% 8/26/49	85,000	59,026
3.38% 3/1/29	100,000	92,125
3.63% 10/15/47	150,000	111,614
3.88% 6/15/44	150,000	118,888
4.00% 9/14/48	65,000	51,096
Carlisle Cos., Inc.
2.20% 3/1/32	150,000	113,953
3.50% 12/1/24	95,000	91,801
3.75% 12/1/27	100,000	93,145
Eaton Corp.
3.10% 9/15/27	100,000	93,023
3.92% 9/15/47	100,000	81,183
4.15% 11/2/42	150,000	128,187
GE Capital Funding LLC 4.55% 5/15/32	250,000	237,310
Illinois Tool Works, Inc.
2.65% 11/15/26	150,000	139,304
3.90% 9/1/42	150,000	127,410
4.88% 9/15/41	100,000	96,494
Parker-Hannifin Corp.
2.70% 6/14/24	35,000	33,704
3.25% 6/14/29	55,000	49,115
3.30% 11/21/24	60,000	57,925
4.00% 6/14/49	55,000	43,466
6.25% 5/15/38	350,000	361,283
Textron, Inc.
3.00% 6/1/30	100,000	84,983
3.38% 3/1/28	50,000	45,477
3.65% 3/15/27	50,000	46,611
3.88% 3/1/25	170,000	165,347

LVIP SSGA Bond Index Fund–47

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Miscellaneous Manufacturing (continued)
Trane Technologies Global Holding Co. Ltd.
3.75% 8/21/28	100,000	$ 93,641
4.30% 2/21/48	100,000	76,812
5.75% 6/15/43	100,000	97,878
		3,345,132
Office Business Equipment–0.02%
CDW LLC/CDW Finance Corp.
2.67% 12/1/26	180,000	159,807
3.57% 12/1/31	250,000	206,009
		365,816
Oil & Gas–0.88%
BP Capital Markets America, Inc.
1.75% 8/10/30	260,000	207,271
2.72% 1/12/32	210,000	175,027
2.77% 11/10/50	165,000	105,339
2.94% 6/4/51	320,000	210,689
3.00% 2/24/50	90,000	60,027
3.00% 3/17/52	100,000	65,918
3.02% 1/16/27	250,000	232,765
3.12% 5/4/26	75,000	71,091
3.38% 2/8/61	300,000	203,893
3.41% 2/11/26	200,000	192,007
4.23% 11/6/28	400,000	387,545
BP Capital Markets PLC
3.28% 9/19/27	150,000	141,040
3.72% 11/28/28	90,000	85,030
Burlington Resources LLC 7.20% 8/15/31	100,000	113,486
Canadian Natural Resources Ltd.
2.05% 7/15/25	50,000	46,517
2.95% 7/15/30	50,000	42,130
3.80% 4/15/24	43,000	42,138
3.90% 2/1/25	200,000	194,386
4.95% 6/1/47	100,000	86,745
5.85% 2/1/35	200,000	192,415
6.25% 3/15/38	150,000	148,398
Cenovus Energy, Inc. 5.40% 6/15/47	500,000	447,219
Chevron Corp.
1.55% 5/11/25	165,000	153,493
2.24% 5/11/30	125,000	107,113
2.90% 3/3/24	150,000	146,610
2.95% 5/16/26	200,000	189,684
3.33% 11/17/25	150,000	144,926
Chevron USA, Inc.
0.69% 8/12/25	135,000	122,006
1.02% 8/12/27	85,000	72,895
2.34% 8/12/50	125,000	77,504
3.25% 10/15/29	100,000	91,702
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Chevron USA, Inc. (continued)
3.85% 1/15/28	150,000	$ 144,762
CNOOC Finance 2013 Ltd. 4.25% 5/9/43	400,000	321,022
CNOOC Finance 2015 Australia Pty. Ltd. 4.20% 5/5/45	200,000	158,420
CNOOC Finance 2015 USA LLC 3.50% 5/5/25	200,000	191,094
CNOOC Petroleum North America ULC
6.40% 5/15/37	150,000	153,844
7.50% 7/30/39	200,000	231,737
ConocoPhillips 6.50% 2/1/39	380,000	425,800
ConocoPhillips Co.
2.13% 3/8/24	200,000	193,242
2.40% 3/7/25	200,000	190,086
3.80% 3/15/52	110,000	86,476
4.03% 3/15/62	107,000	84,231
4.30% 11/15/44	150,000	129,731
6.95% 4/15/29	200,000	221,155
Coterra Energy, Inc.
3.90% 5/15/27	215,000	200,750
4.38% 3/15/29	50,000	47,237
Devon Energy Corp.
4.50% 1/15/30	325,000	302,573
4.75% 5/15/42	100,000	84,649
5.00% 6/15/45	70,000	60,439
5.60% 7/15/41	100,000	93,293
5.85% 12/15/25	150,000	152,707
Diamondback Energy, Inc.
3.13% 3/24/31	95,000	78,666
3.25% 12/1/26	110,000	102,311
3.50% 12/1/29	200,000	175,464
4.25% 3/15/52	60,000	43,900
4.40% 3/24/51	70,000	53,325
6.25% 3/15/53	200,000	193,271
EOG Resources, Inc.
3.90% 4/1/35	150,000	133,804
4.15% 1/15/26	100,000	98,033
Equinor ASA
1.75% 1/22/26	220,000	201,064
2.38% 5/22/30	200,000	170,092
2.65% 1/15/24	100,000	97,568
3.25% 11/18/49	110,000	79,903
3.63% 9/10/28	150,000	141,938
3.95% 5/15/43	250,000	208,873
4.80% 11/8/43	150,000	141,038
5.10% 8/17/40	200,000	196,398
Exxon Mobil Corp.
2.02% 8/16/24	200,000	191,315
2.28% 8/16/26	200,000	185,048
2.44% 8/16/29	700,000	611,498

LVIP SSGA Bond Index Fund–48

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Exxon Mobil Corp. (continued)
3.00% 8/16/39	200,000	$ 152,858
3.04% 3/1/26	750,000	715,323
3.10% 8/16/49	200,000	142,929
3.57% 3/6/45	200,000	157,323
4.11% 3/1/46	165,000	140,368
4.33% 3/19/50	400,000	350,300
Helmerich & Payne, Inc. 2.90% 9/29/31	45,000	36,523
Hess Corp.
4.30% 4/1/27	150,000	143,258
5.60% 2/15/41	200,000	189,054
5.80% 4/1/47	150,000	143,200
7.13% 3/15/33	100,000	107,705
7.30% 8/15/31	250,000	271,425
Marathon Oil Corp.
4.40% 7/15/27	100,000	95,497
6.60% 10/1/37	100,000	99,379
Marathon Petroleum Corp.
3.63% 9/15/24	250,000	243,280
3.80% 4/1/28	120,000	111,016
4.50% 4/1/48	50,000	39,929
5.13% 12/15/26	150,000	149,068
6.50% 3/1/41	145,000	148,947
Phillips 66
0.90% 2/15/24	70,000	66,900
1.30% 2/15/26	40,000	35,834
3.30% 3/15/52	65,000	44,852
3.90% 3/15/28	200,000	188,749
4.88% 11/15/44	180,000	164,462
5.88% 5/1/42	250,000	256,081
Phillips 66 Co.
3.15% 12/15/29	100,000	87,237
3.55% 10/1/26	100,000	93,792
3.75% 3/1/28	50,000	46,019
4.68% 2/15/45	40,000	34,667
4.90% 10/1/46	100,000	88,504
Pioneer Natural Resources Co.
1.13% 1/15/26	115,000	102,500
1.90% 8/15/30	200,000	156,624
2.15% 1/15/31	90,000	71,136
Shell International Finance BV
2.50% 9/12/26	150,000	139,038
2.75% 4/6/30	315,000	276,382
2.88% 5/10/26	400,000	376,680
3.25% 5/11/25	350,000	339,142
3.25% 4/6/50	500,000	358,641
3.75% 9/12/46	150,000	117,467
4.00% 5/10/46	350,000	285,392
4.13% 5/11/35	156,000	144,635
4.38% 5/11/45	167,000	145,924
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Shell International Finance BV (continued)
5.50% 3/25/40	100,000	$ 101,884
6.38% 12/15/38	300,000	329,840
Suncor Energy, Inc.
3.75% 3/4/51	70,000	50,284
4.00% 11/15/47	70,000	53,067
6.50% 6/15/38	250,000	256,370
6.80% 5/15/38	100,000	104,751
6.85% 6/1/39	100,000	104,949
7.15% 2/1/32	25,000	26,891
TotalEnergies Capital International SA
2.43% 1/10/25	100,000	95,531
2.83% 1/10/30	100,000	88,266
2.99% 6/29/41	200,000	148,984
3.13% 5/29/50	200,000	141,243
3.39% 6/29/60	200,000	139,211
3.46% 2/19/29	200,000	185,396
3.46% 7/12/49	100,000	74,717
3.70% 1/15/24	100,000	98,660
TotalEnergies Capital SA 3.88% 10/11/28	200,000	193,179
Valero Energy Corp.
4.00% 4/1/29	100,000	94,100
4.00% 6/1/52	55,000	41,318
4.35% 6/1/28	120,000	115,616
6.63% 6/15/37	300,000	319,241
7.50% 4/15/32	100,000	112,397
		21,067,701
Oil & Gas Services–0.08%
Baker Hughes Holdings LLC 5.13% 9/15/40	200,000	184,408
Baker Hughes Holdings LLC/Baker Hughes Co.-Obligor, Inc.
2.06% 12/15/26	200,000	179,255
3.34% 12/15/27	250,000	230,926
4.08% 12/15/47	200,000	155,994
4.49% 5/1/30	30,000	28,592
Halliburton Co.
2.92% 3/1/30	150,000	128,598
3.80% 11/15/25	7,000	6,809
4.75% 8/1/43	200,000	170,592
4.85% 11/15/35	100,000	92,511
5.00% 11/15/45	283,000	250,581
7.45% 9/15/39	200,000	225,526
NOV, Inc. 3.95% 12/1/42	150,000	104,578
Schlumberger Finance Canada Ltd. 1.40% 9/17/25	125,000	114,489
Schlumberger Investment SA 2.65% 6/26/30	150,000	128,672
		2,001,531

LVIP SSGA Bond Index Fund–49

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Packaging & Containers–0.06%
Amcor Flexibles North America, Inc. 2.69% 5/25/31	230,000	$ 186,868
Berry Global, Inc. 1.57% 1/15/26	575,000	512,219
Packaging Corp. of America
3.00% 12/15/29	50,000	42,785
3.05% 10/1/51	45,000	28,774
3.40% 12/15/27	70,000	64,266
4.05% 12/15/49	25,000	19,059
WestRock MWV LLC 8.20% 1/15/30	150,000	169,139
WRKCo, Inc.
3.00% 9/15/24	100,000	95,568
3.75% 3/15/25	100,000	96,713
3.90% 6/1/28	50,000	45,947
4.00% 3/15/28	100,000	93,056
4.20% 6/1/32	50,000	45,043
		1,399,437
Pharmaceuticals–1.28%
AbbVie, Inc.
2.60% 11/21/24	260,000	248,731
2.95% 11/21/26	250,000	232,496
3.20% 5/14/26	200,000	189,366
3.20% 11/21/29	525,000	473,274
3.60% 5/14/25	600,000	581,488
3.80% 3/15/25	500,000	487,305
4.05% 11/21/39	250,000	213,987
4.25% 11/21/49	525,000	435,690
4.30% 5/14/36	150,000	135,070
4.40% 11/6/42	300,000	260,227
4.45% 5/14/46	200,000	171,886
4.50% 5/14/35	600,000	555,783
4.55% 3/15/35	250,000	233,770
4.63% 10/1/42	125,000	110,929
4.85% 6/15/44	250,000	228,994
AmerisourceBergen Corp.
2.70% 3/15/31	200,000	166,008
2.80% 5/15/30	50,000	42,409
3.40% 5/15/24	250,000	243,851
3.45% 12/15/27	100,000	93,431
4.30% 12/15/47	100,000	82,969
Astrazeneca Finance LLC
0.70% 5/28/24	160,000	150,800
1.20% 5/28/26	65,000	57,870
2.25% 5/28/31	55,000	45,749
AstraZeneca PLC
0.70% 4/8/26	200,000	175,824
1.38% 8/6/30	200,000	158,005
2.13% 8/6/50	95,000	55,639
3.00% 5/28/51	30,000	21,037
3.13% 6/12/27	150,000	140,847
3.38% 11/16/25	150,000	144,735
4.00% 1/17/29	105,000	100,768
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
AstraZeneca PLC (continued)
4.00% 9/18/42	150,000	$ 129,663
4.38% 11/16/45	95,000	85,263
4.38% 8/17/48	125,000	110,989
6.45% 9/15/37	250,000	281,817
Becton Dickinson & Co.
1.96% 2/11/31	165,000	130,481
3.36% 6/6/24	68,000	66,449
3.70% 6/6/27	196,000	185,186
3.73% 12/15/24	96,000	93,614
3.79% 5/20/50	200,000	153,477
4.67% 6/6/47	125,000	109,995
Bristol-Myers Squibb Co.
0.75% 11/13/25	150,000	134,787
1.13% 11/13/27	150,000	128,108
1.45% 11/13/30	90,000	71,140
2.35% 11/13/40	65,000	44,690
2.55% 11/13/50	90,000	56,374
2.90% 7/26/24	396,000	384,412
2.95% 3/15/32	70,000	60,898
3.20% 6/15/26	120,000	114,402
3.25% 8/1/42	100,000	76,329
3.40% 7/26/29	217,000	200,821
3.55% 3/15/42	45,000	36,524
3.70% 3/15/52	105,000	81,675
3.90% 2/20/28	250,000	240,712
3.90% 3/15/62	95,000	73,028
4.13% 6/15/39	585,000	520,513
4.25% 10/26/49	210,000	180,461
4.35% 11/15/47	200,000	176,196
4.55% 2/20/48	250,000	224,788
Cardinal Health, Inc.
3.08% 6/15/24	100,000	97,168
3.41% 6/15/27	250,000	233,710
3.75% 9/15/25	100,000	96,757
4.37% 6/15/47	100,000	78,325
4.90% 9/15/45	100,000	84,419
Cigna Corp.
0.61% 3/15/24	80,000	75,910
1.25% 3/15/26	135,000	120,277
2.38% 3/15/31	120,000	98,206
2.40% 3/15/30	150,000	125,659
3.05% 10/15/27	395,000	361,408
3.20% 3/15/40	105,000	79,217
3.25% 4/15/25	400,000	385,194
3.40% 3/15/50	85,000	60,242
3.40% 3/15/51	80,000	56,860
3.88% 10/15/47	150,000	116,287
4.13% 11/15/25	340,000	332,191
4.38% 10/15/28	200,000	192,887
4.80% 8/15/38	145,000	134,565
4.90% 12/15/48	145,000	130,647
6.13% 11/15/41	300,000	309,259

LVIP SSGA Bond Index Fund–50

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
CVS Health Corp.
1.30% 8/21/27	415,000	$ 351,353
1.75% 8/21/30	250,000	197,023
1.88% 2/28/31	160,000	125,505
2.63% 8/15/24	65,000	62,440
2.70% 8/21/40	85,000	58,724
2.88% 6/1/26	250,000	233,369
3.00% 8/15/26	65,000	60,713
3.25% 8/15/29	85,000	76,042
3.75% 4/1/30	200,000	181,333
3.88% 7/20/25	400,000	390,331
4.13% 4/1/40	300,000	249,612
4.30% 3/25/28	323,000	312,419
4.78% 3/25/38	810,000	737,857
4.88% 7/20/35	225,000	213,676
5.05% 3/25/48	585,000	525,064
5.13% 7/20/45	215,000	195,952
Eli Lilly & Co.
2.25% 5/15/50	250,000	156,618
2.50% 9/15/60	250,000	150,683
3.38% 3/15/29	65,000	60,824
GlaxoSmithKline Capital PLC
3.00% 6/1/24	140,000	136,193
3.38% 6/1/29	165,000	152,097
GlaxoSmithKline Capital, Inc.
5.38% 4/15/34	100,000	102,644
6.38% 5/15/38	450,000	509,043
Johnson & Johnson
0.55% 9/1/25	250,000	225,772
0.95% 9/1/27	155,000	133,459
2.10% 9/1/40	335,000	230,491
2.45% 3/1/26	150,000	140,962
2.45% 9/1/60	165,000	100,710
2.63% 1/15/25	150,000	144,553
2.90% 1/15/28	150,000	139,818
2.95% 3/3/27	200,000	189,080
3.40% 1/15/38	150,000	127,315
3.50% 1/15/48	95,000	77,371
3.55% 3/1/36	70,000	62,022
3.70% 3/1/46	80,000	67,113
3.75% 3/3/47	200,000	168,330
4.38% 12/5/33	183,000	179,914
4.85% 5/15/41	100,000	98,204
5.85% 7/15/38	100,000	111,044
McKesson Corp. 0.90% 12/3/25	145,000	128,753
Mead Johnson Nutrition Co.
4.13% 11/15/25	95,000	93,029
5.90% 11/1/39	50,000	51,859
Merck & Co., Inc.
0.75% 2/24/26	215,000	190,361
1.45% 6/24/30	105,000	83,773
1.70% 6/10/27	100,000	88,652
1.90% 12/10/28	100,000	85,856
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Merck & Co., Inc. (continued)
2.15% 12/10/31	95,000	$ 77,576
2.35% 6/24/40	145,000	100,870
2.45% 6/24/50	100,000	63,174
2.75% 2/10/25	400,000	383,305
2.75% 12/10/51	100,000	66,814
2.90% 3/7/24	90,000	87,928
2.90% 12/10/61	55,000	34,954
3.40% 3/7/29	200,000	186,320
3.60% 9/15/42	100,000	81,916
3.90% 3/7/39	200,000	175,514
4.00% 3/7/49	135,000	114,991
4.15% 5/18/43	242,000	214,286
Mylan, Inc.
4.55% 4/15/28	150,000	138,762
5.20% 4/15/48	150,000	111,702
5.40% 11/29/43	133,000	105,282
Novartis Capital Corp.
1.75% 2/14/25	150,000	141,372
2.00% 2/14/27	150,000	136,422
2.20% 8/14/30	150,000	127,580
2.75% 8/14/50	100,000	69,164
3.00% 11/20/25	250,000	239,646
3.10% 5/17/27	125,000	118,441
3.40% 5/6/24	250,000	244,921
3.70% 9/21/42	150,000	126,508
4.40% 5/6/44	250,000	231,973
Pfizer, Inc.
0.80% 5/28/25	125,000	114,473
1.70% 5/28/30	125,000	102,849
1.75% 8/18/31	100,000	80,275
2.55% 5/28/40	300,000	216,923
2.70% 5/28/50	115,000	77,754
2.75% 6/3/26	150,000	141,406
2.95% 3/15/24	150,000	146,639
3.45% 3/15/29	250,000	235,754
3.60% 9/15/28	250,000	239,077
3.90% 3/15/39	50,000	44,100
4.00% 12/15/36	100,000	91,197
4.00% 3/15/49	200,000	172,753
4.10% 9/15/38	150,000	135,935
4.20% 9/15/48	100,000	88,981
7.20% 3/15/39	300,000	362,745
Sanofi 3.63% 6/19/28	150,000	143,090
Shire Acquisitions Investments Ireland DAC 3.20% 9/23/26	300,000	281,359
Takeda Pharmaceutical Co. Ltd.
2.05% 3/31/30	200,000	163,250
3.03% 7/9/40	200,000	146,771
3.18% 7/9/50	200,000	134,888
3.38% 7/9/60	200,000	133,809

LVIP SSGA Bond Index Fund–51

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Takeda Pharmaceutical Co. Ltd. (continued)
5.00% 11/26/28	200,000	$ 198,294
Utah Acquisition Sub, Inc.
3.95% 6/15/26	250,000	233,716
5.25% 6/15/46	160,000	120,979
Viatris, Inc.
1.65% 6/22/25	180,000	163,025
2.70% 6/22/30	95,000	74,274
4.00% 6/22/50	95,000	58,533
Wyeth LLC
5.95% 4/1/37	350,000	376,384
6.00% 2/15/36	100,000	106,848
6.50% 2/1/34	100,000	112,091
Zoetis, Inc.
3.00% 9/12/27	100,000	92,449
3.00% 5/15/50	145,000	97,948
3.90% 8/20/28	50,000	47,494
3.95% 9/12/47	100,000	80,524
4.45% 8/20/48	50,000	43,031
4.50% 11/13/25	200,000	199,257
4.70% 2/1/43	150,000	134,504
5.60% 11/16/32	135,000	139,945
		30,631,619
Pipelines–0.80%
Boardwalk Pipelines LP
3.40% 2/15/31	45,000	37,638
4.45% 7/15/27	70,000	66,575
4.95% 12/15/24	50,000	49,396
5.95% 6/1/26	50,000	50,627
Cheniere Corpus Christi Holdings LLC
3.70% 11/15/29	230,000	207,902
5.13% 6/30/27	500,000	493,964
Columbia Pipeline Group, Inc.
4.50% 6/1/25	250,000	246,178
5.80% 6/1/45	100,000	96,400
Enbridge, Inc.
1.60% 10/4/26	110,000	96,338
2.50% 2/14/25	80,000	75,470
3.40% 8/1/51	140,000	95,023
3.50% 6/10/24	100,000	97,243
3.70% 7/15/27	200,000	187,216
4.25% 12/1/26	100,000	96,141
4.50% 6/10/44	100,000	83,144
5.50% 12/1/46	100,000	94,014
Energy Transfer LP
2.90% 5/15/25	95,000	89,466
3.75% 5/15/30	105,000	92,577
3.90% 5/15/24	200,000	194,784
3.90% 7/15/26	100,000	94,481
4.00% 10/1/27	245,000	228,653
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Energy Transfer LP (continued)
4.05% 3/15/25	100,000	$ 96,859
4.20% 4/15/27	150,000	141,556
4.40% 3/15/27	100,000	94,993
4.95% 6/15/28	75,000	72,524
5.00% 5/15/44	70,000	57,062
5.00% 5/15/50	315,000	251,663
5.15% 3/15/45	150,000	124,152
5.30% 4/1/44	200,000	168,857
5.30% 4/15/47	150,000	124,798
5.40% 10/1/47	245,000	207,529
5.80% 6/15/38	100,000	91,551
5.95% 12/1/25	100,000	101,399
5.95% 10/1/43	125,000	114,847
6.00% 6/15/48	100,000	90,145
6.50% 2/1/42	150,000	148,257
7.50% 7/1/38	200,000	212,451
Enterprise Products Operating LLC
2.80% 1/31/30	105,000	89,200
3.13% 7/31/29	150,000	132,067
3.20% 2/15/52	350,000	229,336
3.30% 2/15/53	85,000	56,541
3.70% 2/15/26	150,000	144,568
3.75% 2/15/25	340,000	330,582
3.90% 2/15/24	200,000	196,927
3.95% 2/15/27	245,000	234,976
4.15% 10/16/28	100,000	94,690
4.20% 1/31/50	100,000	78,627
4.25% 2/15/48	90,000	72,217
4.45% 2/15/43	125,000	105,259
4.80% 2/1/49	100,000	85,212
4.85% 8/15/42	200,000	176,669
4.85% 3/15/44	125,000	110,180
4.90% 5/15/46	100,000	86,955
5.70% 2/15/42	150,000	145,285
5.95% 2/1/41	100,000	100,184
6.13% 10/15/39	50,000	51,191
7.55% 4/15/38	100,000	111,610
Kinder Morgan Energy Partners LP
5.00% 3/1/43	250,000	213,536
5.80% 3/15/35	150,000	146,521
6.50% 9/1/39	100,000	100,776
6.55% 9/15/40	200,000	200,449
7.75% 3/15/32	200,000	221,448
Kinder Morgan, Inc.
1.75% 11/15/26	95,000	83,841
2.00% 2/15/31	140,000	108,377
3.25% 8/1/50	145,000	93,614
3.60% 2/15/51	280,000	192,854
4.30% 6/1/25	200,000	196,137
4.30% 3/1/28	200,000	191,586

LVIP SSGA Bond Index Fund–52

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Kinder Morgan, Inc. (continued)
5.20% 3/1/48	150,000	$ 129,426
5.55% 6/1/45	200,000	182,362
Magellan Midstream Partners LP
3.95% 3/1/50	155,000	113,424
4.20% 10/3/47	100,000	74,901
4.25% 9/15/46	180,000	135,940
5.00% 3/1/26	100,000	99,333
MPLX LP
1.75% 3/1/26	70,000	62,396
2.65% 8/15/30	390,000	316,055
4.00% 3/15/28	175,000	162,769
4.13% 3/1/27	165,000	155,844
4.25% 12/1/27	50,000	47,246
4.50% 4/15/38	290,000	244,287
4.70% 4/15/48	115,000	90,750
4.88% 12/1/24	500,000	495,912
4.90% 4/15/58	50,000	39,161
5.20% 3/1/47	165,000	140,042
5.20% 12/1/47	90,000	76,558
ONEOK Partners LP
4.90% 3/15/25	100,000	98,551
6.13% 2/1/41	100,000	94,311
6.20% 9/15/43	178,000	168,993
6.65% 10/1/36	100,000	100,074
ONEOK, Inc.
2.20% 9/15/25	100,000	91,876
2.75% 9/1/24	150,000	143,600
3.10% 3/15/30	100,000	83,801
3.40% 9/1/29	150,000	129,639
4.00% 7/13/27	85,000	79,969
4.45% 9/1/49	60,000	44,584
4.50% 3/15/50	100,000	74,462
4.55% 7/15/28	150,000	141,571
4.95% 7/13/47	100,000	80,542
5.20% 7/15/48	75,000	62,473
Plains All American Pipeline LP/PAA Finance Corp.
4.30% 1/31/43	100,000	72,500
4.50% 12/15/26	100,000	95,992
4.65% 10/15/25	200,000	195,705
4.70% 6/15/44	600,000	455,061
5.15% 6/1/42	200,000	162,103
6.65% 1/15/37	125,000	122,981
Sabine Pass Liquefaction LLC
4.20% 3/15/28	70,000	65,798
4.50% 5/15/30	255,000	236,364
5.63% 3/1/25	545,000	545,770
5.90% 9/15/37	250,000	250,173
Spectra Energy Partners LP
3.38% 10/15/26	145,000	134,926
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Spectra Energy Partners LP (continued)
4.50% 3/15/45	50,000	$ 41,273
TC PipeLines LP 4.38% 3/13/25	150,000	146,744
Tennessee Gas Pipeline Co. LLC 7.63% 4/1/37	150,000	163,141
TransCanada PipeLines Ltd.
1.00% 10/12/24	120,000	111,063
2.50% 10/12/31	165,000	131,015
4.25% 5/15/28	150,000	141,991
4.63% 3/1/34	200,000	182,257
4.75% 5/15/38	150,000	133,697
4.88% 1/15/26	100,000	99,369
4.88% 5/15/48	150,000	130,984
5.10% 3/15/49	150,000	135,988
6.10% 6/1/40	100,000	100,522
7.25% 8/15/38	100,000	110,720
7.63% 1/15/39	250,000	285,826
Transcontinental Gas Pipe Line Co. LLC
3.25% 5/15/30	100,000	86,779
3.95% 5/15/50	200,000	152,079
4.00% 3/15/28	100,000	93,825
4.45% 8/1/42	100,000	84,812
4.60% 3/15/48	100,000	83,112
Valero Energy Partners LP 4.50% 3/15/28	100,000	96,958
Williams Cos., Inc.
2.60% 3/15/31	135,000	109,249
3.50% 11/15/30	150,000	131,142
3.75% 6/15/27	250,000	235,313
4.30% 3/4/24	195,000	192,641
4.55% 6/24/24	245,000	242,319
4.85% 3/1/48	70,000	59,160
5.75% 6/24/44	95,000	90,447
		19,123,939
Private Equity–0.01%
Brookfield Asset Management, Inc. 4.00% 1/15/25	150,000	146,642
		146,642
Real Estate–0.01%
CBRE Services, Inc. 4.88% 3/1/26	300,000	296,175
		296,175
Real Estate Investment Trusts–1.01%
Alexandria Real Estate Equities, Inc.
2.00% 5/18/32	125,000	95,714
2.75% 12/15/29	100,000	85,030

LVIP SSGA Bond Index Fund–53

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Alexandria Real Estate Equities, Inc. (continued)
2.95% 3/15/34	40,000	$ 32,420
3.00% 5/18/51	250,000	158,059
3.38% 8/15/31	60,000	52,362
3.45% 4/30/25	100,000	96,709
3.55% 3/15/52	70,000	49,883
3.95% 1/15/27	25,000	23,885
3.95% 1/15/28	100,000	93,879
4.00% 2/1/50	100,000	75,783
4.50% 7/30/29	110,000	104,149
American Homes 4 Rent LP
2.38% 7/15/31	80,000	61,706
3.63% 4/15/32	140,000	117,763
American Tower Corp.
0.60% 1/15/24	40,000	38,128
1.30% 9/15/25	25,000	22,567
1.50% 1/31/28	50,000	41,370
1.60% 4/15/26	100,000	88,909
1.88% 10/15/30	250,000	192,924
2.10% 6/15/30	25,000	19,789
2.70% 4/15/31	100,000	81,395
2.95% 1/15/25	100,000	95,376
2.95% 1/15/51	50,000	30,956
3.10% 6/15/50	300,000	188,772
3.13% 1/15/27	200,000	183,246
3.38% 10/15/26	200,000	186,992
3.60% 1/15/28	100,000	91,908
3.65% 3/15/27	160,000	149,437
3.80% 8/15/29	265,000	240,401
4.00% 6/1/25	100,000	97,432
5.00% 2/15/24	100,000	99,631
AvalonBay Communities, Inc.
1.90% 12/1/28	100,000	83,671
2.45% 1/15/31	105,000	86,826
2.90% 10/15/26	50,000	45,805
3.20% 1/15/28	85,000	77,698
3.30% 6/1/29	60,000	53,707
3.45% 6/1/25	100,000	96,298
3.50% 11/15/24	200,000	194,618
3.50% 11/15/25	50,000	47,791
3.90% 10/15/46	50,000	38,284
4.15% 7/1/47	50,000	39,838
Boston Properties LP
2.45% 10/1/33	100,000	71,935
2.55% 4/1/32	150,000	114,038
2.75% 10/1/26	300,000	270,175
3.20% 1/15/25	100,000	95,646
3.40% 6/21/29	150,000	129,181
3.65% 2/1/26	100,000	94,789
4.50% 12/1/28	70,000	64,893
Brandywine Operating Partnership LP
3.95% 11/15/27	50,000	41,968
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Brandywine Operating Partnership LP (continued)
7.55% 3/15/28	90,000	$ 88,261
Brixmor Operating Partnership LP
3.85% 2/1/25	70,000	67,166
3.90% 3/15/27	100,000	91,459
4.05% 7/1/30	300,000	262,442
4.13% 6/15/26	50,000	47,145
Camden Property Trust
3.15% 7/1/29	125,000	111,403
3.35% 11/1/49	40,000	27,875
Corporate Office Properties LP
2.25% 3/15/26	90,000	78,905
2.75% 4/15/31	100,000	74,840
Crown Castle, Inc.
1.05% 7/15/26	200,000	172,801
2.10% 4/1/31	200,000	157,629
2.25% 1/15/31	40,000	32,089
2.90% 4/1/41	200,000	137,012
3.20% 9/1/24	105,000	101,391
3.25% 1/15/51	150,000	97,526
3.65% 9/1/27	140,000	130,037
3.80% 2/15/28	150,000	139,405
4.00% 3/1/27	40,000	38,146
4.45% 2/15/26	365,000	356,697
4.75% 5/15/47	25,000	21,204
5.20% 2/15/49	100,000	89,890
CubeSmart LP
2.00% 2/15/31	160,000	120,538
3.00% 2/15/30	100,000	83,219
3.13% 9/1/26	50,000	45,908
4.38% 2/15/29	30,000	27,665
Digital Realty Trust LP
3.60% 7/1/29	65,000	58,057
3.70% 8/15/27	100,000	92,795
5.55% 1/15/28	175,000	176,157
Equinix, Inc.
1.00% 9/15/25	250,000	223,568
1.25% 7/15/25	55,000	49,732
1.55% 3/15/28	125,000	103,314
2.15% 7/15/30	55,000	43,755
2.63% 11/18/24	125,000	119,037
2.90% 11/18/26	90,000	82,260
2.95% 9/15/51	250,000	155,718
3.00% 7/15/50	45,000	28,254
3.20% 11/18/29	90,000	78,338
3.90% 4/15/32	200,000	177,689
ERP Operating LP
2.50% 2/15/30	100,000	83,413
2.85% 11/1/26	140,000	129,713
3.00% 7/1/29	100,000	87,381
3.38% 6/1/25	100,000	96,059

LVIP SSGA Bond Index Fund–54

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
ERP Operating LP (continued)
4.15% 12/1/28	100,000	$ 93,249
4.50% 7/1/44	150,000	126,642
4.50% 6/1/45	50,000	42,030
Essex Portfolio LP
1.65% 1/15/31	250,000	186,526
1.70% 3/1/28	210,000	174,810
3.00% 1/15/30	100,000	84,567
3.38% 4/15/26	50,000	47,009
3.63% 5/1/27	200,000	186,860
4.00% 3/1/29	100,000	91,132
Extra Space Storage LP
2.35% 3/15/32	180,000	136,207
3.90% 4/1/29	20,000	17,915
Federal Realty Investment Trust
1.25% 2/15/26	50,000	44,036
3.25% 7/15/27	100,000	91,902
3.95% 1/15/24	100,000	98,699
4.50% 12/1/44	100,000	78,342
GLP Capital LP/GLP Financing II, Inc.
3.25% 1/15/32	50,000	39,969
3.35% 9/1/24	85,000	81,459
4.00% 1/15/30	95,000	83,202
4.00% 1/15/31	50,000	42,890
5.25% 6/1/25	75,000	73,726
5.38% 4/15/26	145,000	142,255
5.75% 6/1/28	75,000	73,540
Healthcare Realty Holdings LP
2.00% 3/15/31	110,000	83,274
2.40% 3/15/30	100,000	78,035
3.10% 2/15/30	50,000	41,748
3.50% 8/1/26	95,000	88,422
3.75% 7/1/27	50,000	46,469
Healthpeak Properties, Inc.
1.35% 2/1/27	200,000	173,124
2.13% 12/1/28	160,000	134,124
3.00% 1/15/30	150,000	128,999
Highwoods Realty LP
2.60% 2/1/31	65,000	48,650
3.88% 3/1/27	60,000	55,682
4.20% 4/15/29	100,000	87,142
Host Hotels & Resorts LP
2.90% 12/15/31	140,000	107,095
3.38% 12/15/29	150,000	125,396
3.50% 9/15/30	70,000	57,769
Hudson Pacific Properties LP
3.95% 11/1/27	25,000	21,272
4.65% 4/1/29	100,000	85,435
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Invitation Homes Operating Partnership LP
2.30% 11/15/28	100,000	$ 82,689
2.70% 1/15/34	100,000	72,904
Kilroy Realty LP
2.50% 11/15/32	50,000	35,502
3.05% 2/15/30	100,000	80,005
3.45% 12/15/24	100,000	95,716
4.25% 8/15/29	150,000	131,352
Kimco Realty Corp.
2.25% 12/1/31	70,000	53,741
2.70% 3/1/24	100,000	96,779
2.80% 10/1/26	100,000	91,646
3.30% 2/1/25	120,000	114,985
3.80% 4/1/27	100,000	93,401
4.13% 12/1/46	100,000	73,255
4.45% 9/1/47	100,000	77,021
Kite Realty Group LP 4.00% 10/1/26	50,000	46,032
Kite Realty Group Trust 4.75% 9/15/30	250,000	220,084
Life Storage LP
2.20% 10/15/30	235,000	182,563
4.00% 6/15/29	100,000	89,573
LifeStorage LP 3.50% 7/1/26	100,000	93,421
Mid-America Apartments LP
1.70% 2/15/31	50,000	38,983
3.75% 6/15/24	100,000	97,923
3.95% 3/15/29	100,000	93,859
4.00% 11/15/25	50,000	48,590
4.20% 6/15/28	100,000	94,812
National Health Investors, Inc. 3.00% 2/1/31	25,000	18,023
National Retail Properties, Inc.
2.50% 4/15/30	150,000	121,585
3.00% 4/15/52	50,000	29,753
3.10% 4/15/50	150,000	91,980
3.50% 4/15/51	90,000	60,186
3.60% 12/15/26	100,000	93,271
4.00% 11/15/25	65,000	62,455
Omega Healthcare Investors, Inc.
3.25% 4/15/33	150,000	108,446
3.38% 2/1/31	50,000	38,541
3.63% 10/1/29	100,000	82,039
4.50% 4/1/27	200,000	187,287
4.95% 4/1/24	57,000	56,163
5.25% 1/15/26	100,000	97,921
Physicians Realty LP
2.63% 11/1/31	50,000	39,027
3.95% 1/15/28	100,000	91,337
4.30% 3/15/27	50,000	47,141

LVIP SSGA Bond Index Fund–55

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Piedmont Operating Partnership LP
2.75% 4/1/32	35,000	$ 24,497
3.15% 8/15/30	200,000	152,125
Prologis LP
1.25% 10/15/30	115,000	87,178
1.63% 3/15/31	200,000	154,571
1.75% 7/1/30	100,000	78,762
2.13% 4/15/27	50,000	44,767
2.13% 10/15/50	85,000	47,118
2.25% 4/15/30	95,000	79,146
3.00% 4/15/50	50,000	33,447
3.88% 9/15/28	65,000	61,446
4.38% 2/1/29	125,000	119,202
4.38% 9/15/48	50,000	42,090
Public Storage
0.88% 2/15/26	125,000	110,664
1.50% 11/9/26	50,000	44,436
1.95% 11/9/28	85,000	72,507
2.25% 11/9/31	65,000	52,126
3.09% 9/15/27	60,000	55,806
3.39% 5/1/29	65,000	59,089
Realty Income Corp.
0.75% 3/15/26	195,000	169,485
1.80% 3/15/33	125,000	89,660
2.20% 6/15/28	65,000	55,664
2.85% 12/15/32	95,000	77,041
3.10% 12/15/29	100,000	87,066
3.25% 6/15/29	250,000	222,662
3.65% 1/15/28	100,000	93,290
3.88% 7/15/24	65,000	63,807
3.95% 8/15/27	80,000	76,268
4.60% 2/6/24	75,000	74,497
4.65% 3/15/47	100,000	87,998
4.88% 6/1/26	95,000	94,475
Regency Centers LP
3.60% 2/1/27	160,000	149,736
3.70% 6/15/30	105,000	91,594
4.13% 3/15/28	100,000	92,822
4.40% 2/1/47	165,000	126,723
Sabra Health Care LP 3.90% 10/15/29	100,000	83,661
Simon Property Group LP
1.38% 1/15/27	50,000	43,638
1.75% 2/1/28	250,000	212,755
2.00% 9/13/24	100,000	94,979
2.20% 2/1/31	250,000	196,937
2.25% 1/15/32	50,000	38,889
2.45% 9/13/29	150,000	125,234
2.65% 7/15/30	200,000	166,337
3.25% 11/30/26	100,000	93,529
3.25% 9/13/49	100,000	66,190
3.38% 10/1/24	100,000	97,026
3.38% 6/15/27	200,000	186,377
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Simon Property Group LP (continued)
4.25% 11/30/46	100,000	$ 79,857
SITE Centers Corp.
4.25% 2/1/26	100,000	94,185
4.70% 6/1/27	100,000	93,815
Spirit Realty LP
2.10% 3/15/28	100,000	81,534
2.70% 2/15/32	125,000	92,483
3.20% 1/15/27	100,000	88,659
3.40% 1/15/30	100,000	83,308
4.00% 7/15/29	45,000	39,055
STORE Capital Corp.
2.70% 12/1/31	100,000	73,414
2.75% 11/18/30	50,000	38,374
4.50% 3/15/28	50,000	45,095
4.63% 3/15/29	100,000	89,586
Sun Communities Operating LP
2.30% 11/1/28	65,000	54,111
2.70% 7/15/31	40,000	31,573
Tanger Properties LP
3.13% 9/1/26	50,000	45,404
3.88% 7/15/27	100,000	91,221
UDR, Inc.
1.90% 3/15/33	50,000	35,597
2.10% 8/1/32	25,000	18,367
2.10% 6/15/33	200,000	141,125
2.95% 9/1/26	50,000	45,893
3.20% 1/15/30	200,000	173,516
3.50% 1/15/28	100,000	90,856
Ventas Realty LP
3.00% 1/15/30	100,000	83,893
3.75% 5/1/24	150,000	146,618
3.85% 4/1/27	100,000	93,925
4.00% 3/1/28	100,000	92,462
4.13% 1/15/26	156,000	151,311
4.40% 1/15/29	150,000	139,738
4.88% 4/15/49	50,000	41,406
Vornado Realty LP 3.50% 1/15/25	100,000	93,291
Welltower, Inc.
2.70% 2/15/27	50,000	45,027
2.75% 1/15/31	105,000	84,001
2.80% 6/1/31	200,000	159,011
3.10% 1/15/30	55,000	46,420
3.63% 3/15/24	80,000	78,287
4.25% 4/1/26	200,000	193,399
4.25% 4/15/28	50,000	46,859
4.95% 9/1/48	50,000	41,132
6.50% 3/15/41	250,000	248,950
Weyerhaeuser Co.
3.38% 3/9/33	60,000	50,143
4.00% 3/9/52	45,000	33,957

LVIP SSGA Bond Index Fund–56

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Weyerhaeuser Co. (continued)
7.38% 3/15/32	250,000	$ 276,346
WP Carey, Inc.
2.25% 4/1/33	50,000	37,024
2.40% 2/1/31	50,000	39,838
4.25% 10/1/26	100,000	96,311
4.60% 4/1/24	100,000	99,049
		24,081,966
Retail–0.73%
Advance Auto Parts, Inc.
1.75% 10/1/27	40,000	33,568
3.50% 3/15/32	40,000	32,817
AutoNation, Inc.
3.50% 11/15/24	100,000	95,974
3.80% 11/15/27	100,000	90,699
3.85% 3/1/32	100,000	79,818
4.50% 10/1/25	45,000	43,764
AutoZone, Inc.
1.65% 1/15/31	85,000	65,947
3.13% 4/18/24	100,000	97,283
3.13% 4/21/26	75,000	70,835
3.75% 6/1/27	150,000	143,058
3.75% 4/18/29	100,000	92,212
Best Buy Co., Inc. 1.95% 10/1/30	250,000	197,811
Costco Wholesale Corp.
1.38% 6/20/27	500,000	437,924
3.00% 5/18/27	250,000	234,957
Darden Restaurants, Inc. 4.55% 2/15/48	35,000	26,955
Dollar General Corp.
3.88% 4/15/27	100,000	95,348
4.13% 5/1/28	70,000	66,647
4.15% 11/1/25	75,000	73,339
4.25% 9/20/24	45,000	44,381
4.63% 11/1/27	100,000	98,148
5.00% 11/1/32	60,000	59,185
5.50% 11/1/52	100,000	98,377
Dollar Tree, Inc.
2.65% 12/1/31	200,000	161,766
3.38% 12/1/51	100,000	67,081
4.20% 5/15/28	165,000	157,816
Genuine Parts Co.
1.88% 11/1/30	55,000	42,347
2.75% 2/1/32	65,000	52,171
Home Depot, Inc.
0.90% 3/15/28	80,000	66,336
1.50% 9/15/28	150,000	127,528
1.88% 9/15/31	65,000	51,941
2.13% 9/15/26	155,000	141,834
2.38% 3/15/51	250,000	149,142
2.70% 4/15/25	40,000	38,333
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Retail (continued)
Home Depot, Inc. (continued)
2.70% 4/15/30	200,000	$ 174,389
2.75% 9/15/51	150,000	98,007
2.80% 9/14/27	200,000	185,250
2.88% 4/15/27	50,000	46,636
3.00% 4/1/26	125,000	118,959
3.13% 12/15/49	250,000	177,012
3.25% 4/15/32	65,000	57,757
3.35% 9/15/25	265,000	256,873
3.50% 9/15/56	135,000	100,566
3.63% 4/15/52	95,000	73,332
3.75% 2/15/24	200,000	197,958
3.90% 12/6/28	60,000	57,759
3.90% 6/15/47	150,000	123,307
4.20% 4/1/43	150,000	131,247
4.25% 4/1/46	100,000	86,582
4.50% 9/15/32	145,000	141,578
4.50% 12/6/48	200,000	181,358
4.88% 2/15/44	96,000	91,791
5.40% 9/15/40	100,000	102,519
5.88% 12/16/36	350,000	374,295
5.95% 4/1/41	100,000	108,763
Lowe's Cos., Inc.
1.30% 4/15/28	65,000	54,015
1.70% 9/15/28	50,000	41,995
1.70% 10/15/30	65,000	50,830
2.63% 4/1/31	250,000	207,140
2.80% 9/15/41	100,000	68,050
3.00% 10/15/50	850,000	540,718
3.10% 5/3/27	250,000	232,749
3.38% 9/15/25	120,000	115,237
3.50% 4/1/51	125,000	87,617
3.65% 4/5/29	170,000	157,068
3.70% 4/15/46	200,000	148,089
4.05% 5/3/47	147,000	114,972
4.50% 4/15/30	400,000	383,340
5.00% 4/15/33	165,000	161,075
5.63% 4/15/53	200,000	191,459
McDonald's Corp.
1.45% 9/1/25	55,000	50,434
2.13% 3/1/30	65,000	54,374
3.25% 6/10/24	300,000	293,482
3.38% 5/26/25	150,000	145,099
3.50% 3/1/27	150,000	142,809
3.63% 5/1/43	100,000	77,968
3.63% 9/1/49	50,000	37,612
3.80% 4/1/28	200,000	191,373
4.45% 3/1/47	225,000	195,042
4.45% 9/1/48	40,000	34,787
4.60% 9/9/32	105,000	102,670
4.60% 5/26/45	94,000	83,862
4.70% 12/9/35	270,000	258,213
4.88% 12/9/45	275,000	254,140

LVIP SSGA Bond Index Fund–57

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Retail (continued)
McDonald's Corp. (continued)
6.30% 3/1/38	50,000	$ 54,443
O'Reilly Automotive, Inc.
1.75% 3/15/31	225,000	174,603
3.55% 3/15/26	150,000	144,052
3.60% 9/1/27	100,000	94,244
3.90% 6/1/29	100,000	93,098
4.35% 6/1/28	100,000	97,071
Ross Stores, Inc.
0.88% 4/15/26	100,000	87,760
1.88% 4/15/31	100,000	78,486
Starbucks Corp.
2.45% 6/15/26	100,000	92,614
2.55% 11/15/30	200,000	168,155
3.50% 3/1/28	150,000	140,614
3.50% 11/15/50	200,000	144,301
3.55% 8/15/29	200,000	184,291
3.75% 12/1/47	70,000	53,121
3.80% 8/15/25	150,000	146,634
4.00% 11/15/28	150,000	142,792
4.30% 6/15/45	105,000	88,750
4.45% 8/15/49	200,000	169,987
4.50% 11/15/48	80,000	68,588
Target Corp.
1.95% 1/15/27	400,000	363,117
2.35% 2/15/30	60,000	50,930
2.50% 4/15/26	100,000	93,632
2.95% 1/15/52	310,000	212,601
3.38% 4/15/29	200,000	185,156
4.50% 9/15/32	250,000	242,636
TJX Cos., Inc.
1.15% 5/15/28	50,000	41,695
1.60% 5/15/31	50,000	38,717
2.25% 9/15/26	250,000	228,492
Walgreens Boots Alliance, Inc.
3.45% 6/1/26	45,000	42,780
3.80% 11/18/24	700,000	682,137
Walmart, Inc.
1.05% 9/17/26	135,000	119,551
1.80% 9/22/31	55,000	44,760
2.38% 9/24/29	6,000	5,254
2.50% 9/22/41	110,000	80,251
2.65% 9/22/51	80,000	54,088
2.85% 7/8/24	115,000	111,860
3.05% 7/8/26	85,000	81,737
3.25% 7/8/29	780,000	729,313
3.55% 6/26/25	250,000	244,616
3.95% 9/9/27	295,000	290,926
4.15% 9/9/32	315,000	306,855
4.50% 9/9/52	250,000	237,795
		17,410,002
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Semiconductors–0.56%
Analog Devices, Inc.
1.70% 10/1/28	45,000	$ 38,129
2.10% 10/1/31	60,000	48,448
2.80% 10/1/41	50,000	36,594
2.95% 10/1/51	55,000	37,062
3.50% 12/5/26	150,000	143,042
Applied Materials, Inc.
1.75% 6/1/30	30,000	24,464
3.30% 4/1/27	80,000	75,963
3.90% 10/1/25	70,000	68,439
4.35% 4/1/47	70,000	62,942
5.10% 10/1/35	70,000	70,830
Broadcom Corp./Broadcom Cayman Finance Ltd.
3.50% 1/15/28	400,000	363,896
3.88% 1/15/27	250,000	236,473
Broadcom, Inc.
1.95% 2/15/28	165,000	139,362
2.45% 2/15/31	400,000	315,048
2.60% 2/15/33	400,000	300,239
3.15% 11/15/25	660,000	625,174
3.42% 4/15/33	345,000	276,589
3.50% 2/15/41	135,000	95,855
3.75% 2/15/51	80,000	55,230
4.11% 9/15/28	633,000	588,687
4.15% 11/15/30	200,000	179,230
4.15% 4/15/32	100,000	87,786
4.30% 11/15/32	115,000	101,354
Intel Corp.
2.60% 5/19/26	150,000	139,818
2.88% 5/11/24	400,000	389,645
3.25% 11/15/49	165,000	112,293
3.40% 3/25/25	400,000	389,948
3.70% 7/29/25	365,000	355,995
3.73% 12/8/47	200,000	149,885
3.75% 8/5/27	500,000	480,341
3.90% 3/25/30	500,000	468,179
4.00% 12/15/32	250,000	231,644
4.10% 5/19/46	150,000	120,705
4.75% 3/25/50	200,000	173,579
4.95% 3/25/60	300,000	266,273
KLA Corp.
3.30% 3/1/50	75,000	54,311
4.65% 11/1/24	300,000	299,090
Lam Research Corp.
1.90% 6/15/30	50,000	40,740
2.88% 6/15/50	35,000	23,387
3.13% 6/15/60	240,000	157,407
3.75% 3/15/26	100,000	96,952
4.00% 3/15/29	85,000	80,938
4.88% 3/15/49	50,000	47,337
Marvell Technology, Inc.
1.65% 4/15/26	65,000	57,409
2.45% 4/15/28	65,000	55,019

LVIP SSGA Bond Index Fund–58

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Semiconductors (continued)
Marvell Technology, Inc. (continued)
2.95% 4/15/31	60,000	$ 48,260
4.88% 6/22/28	100,000	95,312
Micron Technology, Inc.
2.70% 4/15/32	90,000	67,295
3.37% 11/1/41	65,000	43,400
3.48% 11/1/51	95,000	59,011
4.19% 2/15/27	75,000	71,010
4.98% 2/6/26	100,000	98,370
5.33% 2/6/29	100,000	95,992
6.75% 11/1/29	100,000	101,578
NVIDIA Corp.
3.20% 9/16/26	200,000	189,979
3.50% 4/1/50	600,000	452,855
NXP BV/NXP Funding LLC
4.88% 3/1/24	100,000	99,235
5.35% 3/1/26	100,000	99,424
NXP BV/NXP Funding LLC/NXP USA, Inc.
2.65% 2/15/32	200,000	156,529
2.70% 5/1/25	40,000	37,649
3.13% 2/15/42	155,000	105,058
3.15% 5/1/27	65,000	58,957
3.25% 11/30/51	110,000	68,497
3.40% 5/1/30	85,000	73,452
4.40% 6/1/27	40,000	38,336
5.00% 1/15/33	50,000	47,219
5.55% 12/1/28	65,000	64,913
Qorvo, Inc. 1.75% 12/15/24	60,000	55,257
QUALCOMM, Inc.
2.15% 5/20/30	200,000	169,208
2.90% 5/20/24	200,000	195,344
3.25% 5/20/27	200,000	190,190
3.25% 5/20/50	90,000	65,142
3.45% 5/20/25	300,000	292,021
4.25% 5/20/32	20,000	19,241
4.50% 5/20/52	45,000	39,409
4.65% 5/20/35	200,000	194,200
4.80% 5/20/45	200,000	187,428
5.40% 5/20/33	200,000	208,224
Texas Instruments, Inc.
2.25% 9/4/29	65,000	56,197
2.63% 5/15/24	48,000	46,680
3.88% 3/15/39	55,000	48,446
4.15% 5/15/48	300,000	265,473
4.60% 2/15/28	180,000	179,755
TSMC Arizona Corp.
3.88% 4/22/27	200,000	192,263
4.25% 4/22/32	200,000	193,378
4.50% 4/22/52	200,000	187,234
Xilinx, Inc.
2.38% 6/1/30	100,000	84,086
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Semiconductors (continued)
Xilinx, Inc. (continued)
2.95% 6/1/24	100,000	$ 97,281
		13,300,519
Software–0.66%
Activision Blizzard, Inc.
3.40% 9/15/26	100,000	95,261
3.40% 6/15/27	45,000	42,557
4.50% 6/15/47	60,000	52,248
Adobe, Inc.
1.90% 2/1/25	65,000	61,404
2.15% 2/1/27	65,000	59,157
2.30% 2/1/30	390,000	332,541
3.25% 2/1/25	95,000	92,319
Autodesk, Inc.
2.85% 1/15/30	55,000	47,279
3.50% 6/15/27	100,000	93,677
4.38% 6/15/25	100,000	98,756
Broadridge Financial Solutions, Inc. 2.90% 12/1/29	150,000	126,925
Cadence Design Systems, Inc. 4.38% 10/15/24	75,000	74,390
Electronic Arts, Inc.
1.85% 2/15/31	120,000	94,318
2.95% 2/15/51	85,000	54,841
4.80% 3/1/26	100,000	99,654
Fidelity National Information Services, Inc.
0.60% 3/1/24	50,000	47,311
1.15% 3/1/26	80,000	70,151
1.65% 3/1/28	55,000	45,531
2.25% 3/1/31	150,000	117,541
3.10% 3/1/41	25,000	17,218
5.10% 7/15/32	500,000	481,612
Fiserv, Inc.
2.25% 6/1/27	500,000	446,242
2.65% 6/1/30	200,000	168,127
2.75% 7/1/24	300,000	289,807
3.20% 7/1/26	65,000	60,831
3.50% 7/1/29	180,000	162,165
3.85% 6/1/25	150,000	145,319
4.40% 7/1/49	140,000	113,581
Intuit, Inc. 0.95% 7/15/25	65,000	59,150
Microsoft Corp.
2.40% 8/8/26	250,000	233,113
2.53% 6/1/50	574,000	377,720
2.68% 6/1/60	382,000	242,345
2.88% 2/6/24	515,000	505,866
2.92% 3/17/52	1,280,000	905,601
3.04% 3/17/62	166,000	114,693
3.13% 11/3/25	200,000	193,204
3.30% 2/6/27	500,000	481,842
3.45% 8/8/36	596,000	527,271

LVIP SSGA Bond Index Fund–59

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Software (continued)
Oracle Corp.
1.65% 3/25/26	225,000	$ 201,425
2.30% 3/25/28	250,000	216,543
2.50% 4/1/25	400,000	377,151
2.88% 3/25/31	240,000	198,990
2.95% 11/15/24	150,000	144,159
2.95% 4/1/30	500,000	426,301
3.25% 11/15/27	200,000	183,693
3.60% 4/1/40	1,000,000	733,611
3.60% 4/1/50	300,000	201,980
3.65% 3/25/41	400,000	295,277
3.80% 11/15/37	90,000	71,261
3.85% 7/15/36	150,000	122,657
3.85% 4/1/60	700,000	465,104
3.90% 5/15/35	355,000	296,873
3.95% 3/25/51	405,000	288,538
4.00% 7/15/46	150,000	109,311
4.00% 11/15/47	140,000	102,325
4.10% 3/25/61	240,000	166,601
4.30% 7/8/34	200,000	175,667
4.50% 7/8/44	500,000	402,027
5.38% 7/15/40	400,000	367,058
5.80% 11/10/25	70,000	71,567
6.13% 7/8/39	150,000	149,201
6.25% 11/9/32	250,000	261,655
6.50% 4/15/38	200,000	207,317
6.90% 11/9/52	70,000	74,888
Roper Technologies, Inc.
1.00% 9/15/25	210,000	188,152
2.00% 6/30/30	115,000	92,161
3.80% 12/15/26	55,000	52,682
3.85% 12/15/25	100,000	97,016
4.20% 9/15/28	95,000	91,755
Salesforce, Inc.
0.63% 7/15/24	110,000	103,182
1.50% 7/15/28	135,000	115,133
1.95% 7/15/31	200,000	159,453
2.70% 7/15/41	120,000	85,647
2.90% 7/15/51	200,000	131,083
3.05% 7/15/61	100,000	63,498
3.70% 4/11/28	100,000	95,916
ServiceNow, Inc. 1.40% 9/1/30	125,000	95,627
VMware, Inc.
1.00% 8/15/24	125,000	116,312
1.40% 8/15/26	80,000	69,741
1.80% 8/15/28	110,000	89,824
2.20% 8/15/31	135,000	102,447
3.90% 8/21/27	85,000	79,329
4.50% 5/15/25	300,000	294,183
		15,665,889
Telecommunications–1.11%
America Movil SAB de CV
2.88% 5/7/30	200,000	169,788
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
America Movil SAB de CV (continued)
4.38% 7/16/42	200,000	$ 170,517
6.13% 11/15/37	150,000	155,635
6.13% 3/30/40	250,000	257,903
6.38% 3/1/35	25,000	26,501
AT&T, Inc.
0.90% 3/25/24	200,000	189,924
1.65% 2/1/28	45,000	38,005
1.70% 3/25/26	200,000	180,239
2.25% 2/1/32	210,000	164,602
2.30% 6/1/27	200,000	177,878
2.55% 12/1/33	400,000	307,404
2.75% 6/1/31	350,000	290,050
3.10% 2/1/43	250,000	172,562
3.50% 6/1/41	900,000	671,161
3.50% 9/15/53	460,000	310,471
3.55% 9/15/55	700,000	467,070
3.65% 6/1/51	400,000	281,725
3.65% 9/15/59	555,000	371,479
3.80% 2/15/27	105,000	100,205
3.80% 12/1/57	812,000	560,226
3.85% 6/1/60	185,000	128,346
4.25% 3/1/27	500,000	486,513
4.30% 2/15/30	286,000	269,297
4.35% 3/1/29	370,000	351,858
4.35% 6/15/45	532,000	427,896
4.50% 5/15/35	220,000	199,991
4.85% 3/1/39	120,000	107,351
5.25% 3/1/37	150,000	144,526
5.35% 9/1/40	338,000	322,021
Bell Telephone Co. of Canada or Bell Canada
3.65% 3/17/51	250,000	180,779
4.30% 7/29/49	55,000	44,623
4.46% 4/1/48	100,000	85,168
British Telecommunications PLC 9.63% 12/15/30	350,000	419,135
Cisco Systems, Inc.
2.50% 9/20/26	300,000	279,315
2.95% 2/28/26	150,000	143,022
3.50% 6/15/25	45,000	43,730
3.63% 3/4/24	100,000	98,377
5.50% 1/15/40	200,000	208,121
5.90% 2/15/39	300,000	321,558
Corning, Inc.
3.90% 11/15/49	100,000	72,794
4.75% 3/15/42	250,000	222,522
5.45% 11/15/79	40,000	34,522
5.75% 8/15/40	25,000	24,810
Deutsche Telekom International Finance BV 8.75% 6/15/30	460,000	542,458

LVIP SSGA Bond Index Fund–60

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
Juniper Networks, Inc.
1.20% 12/10/25	105,000	$ 93,899
2.00% 12/10/30	160,000	121,799
5.95% 3/15/41	100,000	93,131
Motorola Solutions, Inc.
2.30% 11/15/30	85,000	66,466
2.75% 5/24/31	100,000	79,954
4.00% 9/1/24	25,000	24,537
4.60% 2/23/28	100,000	96,855
4.60% 5/23/29	100,000	95,173
Orange SA
5.38% 1/13/42	100,000	96,647
9.00% 3/1/31	400,000	489,324
Rogers Communications, Inc.
2.90% 11/15/26	200,000	183,388
3.63% 12/15/25	65,000	62,267
3.70% 11/15/49	100,000	67,724
4.30% 2/15/48	40,000	30,148
4.35% 5/1/49	155,000	118,505
4.50% 3/15/43	100,000	80,955
5.00% 3/15/44	100,000	85,671
7.50% 8/15/38	25,000	27,734
Telefonica Emisiones SA
4.67% 3/6/38	150,000	118,498
4.90% 3/6/48	200,000	153,707
5.21% 3/8/47	300,000	240,898
5.52% 3/1/49	200,000	167,181
7.05% 6/20/36	175,000	179,421
Telefonica Europe BV 8.25% 9/15/30	200,000	223,126
TELUS Corp.
2.80% 2/16/27	100,000	92,357
3.70% 9/15/27	100,000	94,667
4.60% 11/16/48	100,000	84,571
T-Mobile USA, Inc.
1.50% 2/15/26	1,200,000	1,074,515
2.05% 2/15/28	255,000	219,002
2.25% 11/15/31	150,000	117,990
2.40% 3/15/29	55,000	46,416
2.55% 2/15/31	230,000	187,892
2.70% 3/15/32	110,000	88,874
3.00% 2/15/41	155,000	109,372
3.30% 2/15/51	275,000	183,519
3.40% 10/15/52	300,000	201,585
3.60% 11/15/60	265,000	174,972
3.88% 4/15/30	1,000,000	905,815
4.50% 4/15/50	800,000	657,710
5.20% 1/15/33	130,000	128,828
5.65% 1/15/53	65,000	62,913
5.80% 9/15/62	95,000	91,908
Verizon Communications, Inc.
0.75% 3/22/24	110,000	104,355
0.85% 11/20/25	250,000	222,962
1.45% 3/20/26	160,000	143,636
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
Verizon Communications, Inc. (continued)
1.50% 9/18/30	300,000	$ 233,230
1.68% 10/30/30	206,000	160,571
1.75% 1/20/31	250,000	193,960
2.10% 3/22/28	240,000	208,291
2.55% 3/21/31	415,000	341,279
2.63% 8/15/26	230,000	212,249
2.65% 11/20/40	250,000	168,746
2.85% 9/3/41	95,000	65,379
2.88% 11/20/50	250,000	156,740
2.99% 10/30/56	431,000	262,953
3.00% 11/20/60	720,000	428,704
3.40% 3/22/41	195,000	146,621
3.55% 3/22/51	145,000	103,291
3.70% 3/22/61	120,000	83,699
3.88% 2/8/29	250,000	234,566
3.88% 3/1/52	250,000	189,589
4.00% 3/22/50	500,000	391,180
4.13% 3/16/27	200,000	194,788
4.13% 8/15/46	35,000	27,807
4.27% 1/15/36	904,000	804,727
4.33% 9/21/28	1,087,000	1,045,133
4.40% 11/1/34	600,000	550,953
4.50% 8/10/33	370,000	346,204
Vodafone Group PLC
4.13% 5/30/25	75,000	73,806
4.25% 9/17/50	85,000	64,819
4.38% 2/19/43	150,000	120,082
4.88% 6/19/49	200,000	167,117
5.00% 5/30/38	95,000	87,422
5.25% 5/30/48	700,000	616,511
6.15% 2/27/37	400,000	405,244
7.88% 2/15/30	100,000	112,701
		26,411,307
Toys Games Hobbies–0.01%
Hasbro, Inc.
3.50% 9/15/27	60,000	55,531
3.90% 11/19/29	200,000	177,737
5.10% 5/15/44	65,000	55,334
6.35% 3/15/40	65,000	62,929
		351,531
Transportation–0.52%
Burlington Northern Santa Fe LLC
3.00% 4/1/25	250,000	240,432
3.25% 6/15/27	100,000	94,519
3.30% 9/15/51	200,000	145,563
3.65% 9/1/25	100,000	97,020
3.90% 8/1/46	105,000	85,276
4.13% 6/15/47	100,000	84,638
4.15% 4/1/45	114,000	97,345

LVIP SSGA Bond Index Fund–61

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Transportation (continued)
Burlington Northern Santa Fe LLC (continued)
4.15% 12/15/48	40,000	$ 33,946
4.40% 3/15/42	100,000	89,347
4.45% 3/15/43	100,000	89,498
4.70% 9/1/45	100,000	91,833
4.95% 9/15/41	100,000	95,660
5.05% 3/1/41	100,000	97,575
5.15% 9/1/43	150,000	146,359
5.75% 5/1/40	200,000	209,240
6.15% 5/1/37	100,000	108,340
Canadian National Railway Co.
2.45% 5/1/50	65,000	40,315
2.75% 3/1/26	50,000	47,098
2.95% 11/21/24	100,000	96,411
3.20% 8/2/46	100,000	73,321
3.65% 2/3/48	100,000	79,729
6.20% 6/1/36	100,000	107,970
6.25% 8/1/34	100,000	108,894
Canadian Pacific Railway Co.
1.35% 12/2/24	115,000	107,192
1.75% 12/2/26	60,000	53,468
2.05% 3/5/30	35,000	28,682
2.45% 12/2/31	65,000	53,834
2.90% 2/1/25	150,000	143,292
3.00% 12/2/41	60,000	45,234
3.10% 12/2/51	75,000	50,422
4.80% 9/15/35	65,000	60,750
4.80% 8/1/45	100,000	91,134
6.13% 9/15/15	65,000	65,224
7.13% 10/15/31	150,000	166,384
CH Robinson Worldwide, Inc. 4.20% 4/15/28	100,000	94,441
CSX Corp.
2.40% 2/15/30	50,000	42,346
3.25% 6/1/27	100,000	93,426
3.35% 9/15/49	65,000	46,765
3.80% 3/1/28	100,000	95,372
3.80% 11/1/46	150,000	117,753
3.95% 5/1/50	90,000	71,718
4.10% 3/15/44	100,000	83,854
4.25% 3/15/29	150,000	144,282
4.25% 11/1/66	100,000	78,416
4.30% 3/1/48	100,000	84,883
4.40% 3/1/43	200,000	173,532
4.65% 3/1/68	100,000	84,254
5.50% 4/15/41	200,000	199,530
6.15% 5/1/37	120,000	128,337
6.22% 4/30/40	100,000	108,053
FedEx Corp.
3.25% 4/1/26	150,000	142,712
3.40% 2/15/28	100,000	92,309
3.88% 8/1/42	100,000	75,968
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Transportation (continued)
FedEx Corp. (continued)
4.05% 2/15/48	100,000	$ 75,847
4.10% 4/15/43	100,000	78,160
4.10% 2/1/45	200,000	154,621
4.40% 1/15/47	100,000	79,747
4.55% 4/1/46	150,000	121,690
4.75% 11/15/45	350,000	295,519
4.90% 1/15/34	60,000	56,702
♦FedEx Corp. Pass-Through Trust 1.88% 2/20/34	625,138	512,345
JB Hunt Transport Services, Inc. 3.88% 3/1/26	100,000	96,832
Kansas City Southern
2.88% 11/15/29	65,000	56,136
4.20% 11/15/69	70,000	51,665
4.30% 5/15/43	100,000	82,186
4.70% 5/1/48	100,000	86,070
4.95% 8/15/45	100,000	89,779
Kirby Corp. 4.20% 3/1/28	100,000	90,634
Norfolk Southern Corp.
2.90% 8/25/51	250,000	161,460
3.05% 5/15/50	100,000	66,978
3.15% 6/1/27	50,000	46,476
3.16% 5/15/55	41,000	27,133
3.65% 8/1/25	50,000	48,392
3.80% 8/1/28	60,000	57,035
3.85% 1/15/24	150,000	148,491
3.94% 11/1/47	80,000	64,026
4.05% 8/15/52	132,000	105,730
4.15% 2/28/48	125,000	102,632
4.45% 6/15/45	100,000	86,327
4.65% 1/15/46	100,000	88,324
4.84% 10/1/41	111,000	101,946
Ryder System, Inc.
1.75% 9/1/26	65,000	57,122
2.85% 3/1/27	70,000	63,189
2.90% 12/1/26	90,000	82,035
3.65% 3/18/24	100,000	97,950
4.30% 6/15/27	50,000	47,888
Union Pacific Corp.
2.15% 2/5/27	50,000	45,147
2.38% 5/20/31	45,000	37,886
2.40% 2/5/30	85,000	72,716
2.75% 3/1/26	250,000	236,402
2.80% 2/14/32	140,000	120,860
2.89% 4/6/36	115,000	91,398
2.95% 3/10/52	70,000	47,322
2.97% 9/16/62	75,000	48,175
3.25% 8/15/25	50,000	48,053
3.25% 2/5/50	150,000	108,084
3.35% 8/15/46	150,000	109,604
3.38% 2/1/35	200,000	168,946
3.38% 2/14/42	80,000	63,587
3.50% 2/14/53	155,000	116,384

LVIP SSGA Bond Index Fund–62

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Transportation (continued)
Union Pacific Corp. (continued)
3.55% 8/15/39	70,000	$ 57,794
3.60% 9/15/37	40,000	33,807
3.65% 2/15/24	185,000	182,143
3.75% 7/15/25	100,000	97,159
3.75% 2/5/70	40,000	29,158
3.80% 4/6/71	80,000	58,919
3.84% 3/20/60	240,000	185,396
3.85% 2/14/72	125,000	91,906
3.88% 2/1/55	94,000	74,032
3.95% 8/15/59	70,000	54,555
4.00% 4/15/47	100,000	81,836
4.10% 9/15/67	65,000	50,774
4.50% 1/20/33	250,000	244,441
United Parcel Service, Inc.
2.20% 9/1/24	45,000	43,104
2.40% 11/15/26	150,000	139,117
2.50% 9/1/29	45,000	39,169
3.40% 3/15/29	65,000	60,420
3.40% 11/15/46	150,000	115,857
3.40% 9/1/49	65,000	50,186
3.63% 10/1/42	75,000	62,278
3.75% 11/15/47	150,000	122,610
4.25% 3/15/49	100,000	87,821
4.88% 11/15/40	55,000	53,175
5.30% 4/1/50	150,000	155,639
6.20% 1/15/38	255,000	281,922
		12,332,745
Trucking & Leasing–0.02%
GATX Corp.
1.90% 6/1/31	250,000	184,338
3.25% 9/15/26	50,000	46,361
3.85% 3/30/27	50,000	46,675
4.00% 6/30/30	65,000	57,599
4.55% 11/7/28	100,000	94,826
4.70% 4/1/29	50,000	47,492
5.20% 3/15/44	50,000	43,318
		520,609
Water–0.04%
American Water Capital Corp.
2.30% 6/1/31	150,000	123,028
2.95% 9/1/27	180,000	165,950
3.25% 6/1/51	150,000	106,929
3.75% 9/1/28	150,000	141,851
3.75% 9/1/47	250,000	194,572
4.00% 12/1/46	50,000	38,863
4.20% 9/1/48	100,000	83,268
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Water (continued)
American Water Capital Corp. (continued)
4.30% 12/1/42	100,000	$ 86,769
		941,230
Total Corporate Bonds (Cost $679,646,710)		595,115,246
MUNICIPAL BONDS–0.62%
American Municipal Power, Inc.
Series B 6.45% 2/15/44	50,000	53,806
Series B 7.83% 2/15/41	55,000	67,222
Bay Area Toll Authority
Series F-2 6.26% 4/1/49	200,000	226,737
Series S1 6.92% 4/1/40	100,000	116,842
Series S1 7.04% 4/1/50	100,000	122,929
Board of Regents of the University of Texas System
Series A 3.35% 8/15/47	100,000	76,904
Series B 2.44% 8/15/49	50,000	31,403
Series C 4.79% 8/15/46	90,000	88,947
California State University Series B 3.90% 11/1/47	50,000	42,421
Central Puget Sound Regional Transit Authority Sales & Rental Car Taxes Revenue 5.49% 11/1/39	50,000	52,149
Chicago O'Hare International Airport
Series C 4.47% 1/1/49	100,000	88,084
Series C 4.57% 1/1/54	100,000	88,163
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue
Series A 6.90% 12/1/40	95,000	105,296
Series B 6.90% 12/1/40	40,000	44,335
City of Atlanta Water & Wastewater Revenue 2.26% 11/1/35	50,000	37,846
City of Chicago IL Series B 7.75% 1/1/42	83,000	87,269
City of Houston 3.96% 3/1/47	100,000	86,218
City of New York NY
Series A2 5.21% 10/1/31	100,000	101,106
Series C1 5.52% 10/1/37	85,000	87,471
Series F1 6.27% 12/1/37	100,000	109,649
City of Riverside CA Series A 3.86% 6/1/45	20,000	16,182
City of San Antonio TX Electric & Gas Systems Revenue
4.43% 2/1/42	250,000	231,648
Series C 5.99% 2/1/39	50,000	54,264
City of San Francisco CA Public Utilities Commission Water Revenue Series A 3.30% 11/1/39	25,000	20,430

LVIP SSGA Bond Index Fund–63

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
MUNICIPAL BONDS (continued)
Commonwealth of Massachusetts
4.91% 5/1/29	100,000	$ 99,801
Series C 2.51% 7/1/41	30,000	21,601
Series E 5.46% 12/1/39	100,000	104,979
County of Clark Department of Aviation Series C 6.82% 7/1/45	75,000	88,222
Dallas Area Rapid Transit Series B 6.00% 12/1/44	200,000	218,776
Dallas Fort Worth International Airport
Series A 4.51% 11/1/51	60,000	53,929
Series C 2.92% 11/1/50	40,000	27,997
Series C 3.09% 11/1/40	60,000	46,642
Dallas Independent School District Series C 6.45% 2/15/35	100,000	100,209
East Bay Municipal Utility District Water System Revenue Surbordinate Series 5.87% 6/1/40	100,000	109,175
Grand Parkway Transportation Corp. Series B 3.24% 10/1/52	125,000	88,628
Health & Educational Facilities Authority of the State of Missouri Series A 3.65% 8/15/57	150,000	114,977
JobsOhio Beverage System Series A 2.83% 1/1/38	30,000	23,439
Kansas Development Finance Authority Series H 4.93% 4/15/45	100,000	94,453
Los Angeles Community College District
1.61% 8/1/28	50,000	42,911
1.81% 8/1/30	50,000	40,956
2.11% 8/1/32	50,000	39,983
6.75% 8/1/49	100,000	124,315
Los Angeles County Public Works Financing Authority 7.62% 8/1/40	100,000	122,755
Los Angeles Unified School District Series RY 6.76% 7/1/34	315,000	352,393
Massachusetts School Building Authority
Series B 3.40% 10/15/40	45,000	36,305
Series C 2.95% 5/15/43	250,000	182,608
Metropolitan Government Nashville & Davidson County Health & Educational Facs Bd Series B 4.05% 7/1/26	10,000	9,640
	Principal Amount°	Value (U.S. $)
MUNICIPAL BONDS (continued)
Metropolitan Government of Nashville & Davidson County Convention Center Auth Series B 6.73% 7/1/43	50,000	$ 55,854
Metropolitan Transportation Authority
5.87% 11/15/39	100,000	96,276
6.67% 11/15/39	130,000	134,275
Series E 6.81% 11/15/40	500,000	522,448
Metropolitan Water Reclamation District of Greater Chicago 5.72% 12/1/38	150,000	158,437
Municipal Electric Authority of Georgia
6.66% 4/1/57	118,000	127,392
Series A 6.64% 4/1/57	143,000	152,973
Series B 7.06% 4/1/57	96,000	97,237
New Jersey Economic Development Authority Series A (NATL) 7.43% 2/15/29	225,000	242,213
New Jersey Transportation Trust Fund Authority
Series B 4.13% 6/15/42	80,000	64,257
Series B 6.56% 12/15/40	100,000	107,575
Series C 5.75% 12/15/28	100,000	100,747
New Jersey Turnpike Authority
Series A 7.10% 1/1/41	350,000	422,036
Series F 7.41% 1/1/40	90,000	111,567
New York City Transitional Finance Authority Future Tax Secured Revenue
5.51% 8/1/37	200,000	205,283
Series B 5.57% 11/1/38	65,000	66,684
New York City Water & Sewer System
5.95% 6/15/42	100,000	110,303
Series AA-2 5.75% 6/15/41	100,000	108,161
Series EE 6.01% 6/15/42	35,000	38,837
Series GG 5.72% 6/15/42	65,000	69,954
New York State Dormitory Authority
Series B 3.14% 7/1/43	100,000	75,914
Series D 5.60% 3/15/40	100,000	103,469
New York State Urban Development Corp.
5.77% 3/15/39	50,000	51,347
Series B 3.90% 3/15/33	100,000	91,609
Ohio State University
Series A 3.80% 12/1/46	100,000	83,761
Series C 4.91% 6/1/40	100,000	100,262
Oregon School Boards Association Series B 5.55% 6/30/28	250,000	254,419

LVIP SSGA Bond Index Fund–64

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
MUNICIPAL BONDS (continued)
Pennsylvania Turnpike Commission Series B 5.51% 12/1/45	150,000	$ 150,661
Permanent University Fund - University of Texas System Series A 3.38% 7/1/47	40,000	31,467
Port Authority of New York & New Jersey
Series 165th 5.65% 11/1/40	250,000	261,063
Series 168th 4.93% 10/1/51	350,000	329,980
Series 174th 4.46% 10/1/62	250,000	216,935
Series 181th 4.96% 8/1/46	155,000	150,422
Series 192th 4.81% 10/15/65	250,000	231,666
Regents of the University of California Medical Center Pooled Revenue
Series H 6.55% 5/15/48	100,000	113,677
Series Q 4.13% 5/15/32	125,000	116,445
Rutgers The State University of New Jersey Series H 5.67% 5/1/40	155,000	159,497
Sales Tax Securitization Corp. Series B 3.82% 1/1/48	100,000	76,944
Salt River Project Agricultural Improvement & Power District 4.84% 1/1/41	60,000	58,572
San Diego County Regional Transportation Commission 5.91% 4/1/48	100,000	109,546
San Diego County Water Authority Series B 6.14% 5/1/49	100,000	110,596
State Board of Administration Finance Corp.
Series A 1.26% 7/1/25	100,000	91,815
Series A 1.71% 7/1/27	100,000	87,067
Series A 2.15% 7/1/30	100,000	81,881
State of California
3.38% 4/1/25	75,000	73,065
3.50% 4/1/28	100,000	93,853
4.50% 4/1/33	100,000	96,125
4.60% 4/1/38	60,000	56,482
7.50% 4/1/34	325,000	392,621
7.55% 4/1/39	600,000	750,979
7.60% 11/1/40	80,000	102,493
7.63% 3/1/40	85,000	107,345
State of Connecticut
Series A 5.85% 3/15/32	100,000	105,551
Series D 5.09% 10/1/30	200,000	200,647
State of Illinois 5.10% 6/1/33	800,000	767,791
State of Mississippi Series F 5.25% 11/1/34	100,000	102,054
State of Oregon Department of Transportation Series A 5.83% 11/15/34	75,000	80,518
State of Texas 5.52% 4/1/39	100,000	105,619
	Principal Amount°	Value (U.S. $)
MUNICIPAL BONDS (continued)
State of Utah Series D 4.55% 7/1/24	20,000	$ 19,920
State Public School Building Authority Series A 5.00% 9/15/27	100,000	100,123
Texas Transportation Commission
2.47% 10/1/44	150,000	102,333
2.56% 4/1/42	40,000	29,539
Texas Transportation Commission State Highway Fund Series B 5.18% 4/1/30	200,000	203,793
University of California
Series AD 4.86% 5/15/12	250,000	210,742
Series AQ 4.77% 5/15/15	250,000	203,954
Series AX 3.06% 7/1/25	100,000	96,167
Series BG 1.61% 5/15/30	60,000	47,781
University of Michigan
Series B 2.44% 4/1/40	50,000	35,967
Series B 2.56% 4/1/50	50,000	32,365
Series B 3.50% 4/1/52	200,000	155,754
Series C 3.60% 4/1/47	60,000	50,819
University of Virginia
2.26% 9/1/50	60,000	36,597
Series C 4.18% 9/1/17	50,000	38,133
Westchester County Local Development Corp. 3.85% 11/1/50	180,000	124,205
Total Municipal Bonds (Cost $15,428,025)		14,836,874
NON-AGENCY ASSET-BACKED SECURITIES–0.35%
American Express Credit Account Master Trust
Series 2021-1 A 0.90% 11/15/26	368,000	341,466
Series 2022-2 A 3.39% 5/15/27	1,000,000	970,707
Americredit Automobile Receivables Trust Series 2022-1 A3 2.45% 11/18/26	400,000	387,163
BA Credit Card Trust Series 2021-A1 A1 0.44% 9/15/26	318,000	299,750
Capital One Multi-Asset Execution Trust
Series 2021-A2 A2 1.39% 7/15/30	600,000	500,237
Series 2022-A2 A 3.49% 5/15/27	500,000	486,251
Carvana Auto Receivables Trust Series 2021-P4 A3 1.31% 1/11/27	204,000	193,630
Chase Issuance Trust Series 2022-A1 A 3.97% 9/15/27	262,000	256,312
Citibank Credit Card Issuance Trust Series 2007-A3 A3 6.15% 6/15/39	750,000	821,577

LVIP SSGA Bond Index Fund–65

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Discover Card Execution Note Trust Series 2022-A1 A1 1.96% 2/15/27	375,000	$ 353,453
Exeter Automobile Receivables Trust Series 2022-1A C 2.56% 6/15/28	225,000	216,320
GM Financial Consumer Automobile Receivables Trust Series 2021-4 A3 0.68% 9/16/26	231,000	218,249
Hyundai Auto Receivables Trust Series 2022-A A3 2.22% 10/15/26	500,000	477,708
John Deere Owner Trust
Series 2021-B A3 0.52% 3/16/26	86,000	81,617
Series 2022-B A3 3.74% 2/16/27	195,000	190,407
Mercedes-Benz Auto Receivables Trust A3 5.21% 8/16/27	425,000	428,663
Nissan Auto Lease Trust Series 2022-A A3 3.81% 5/15/25	250,000	246,180
Santander Drive Auto Receivables Trust Series 2022-4 A3 4.14% 2/16/27	500,000	489,642
Toyota Auto Receivables Owner Trust Series 2022-A A3 1.23% 6/15/26	600,000	568,981
φVerizon Master Trust A1A 5.23% 11/22/27	350,000	351,899
Volkswagen Auto Loan Enhanced Trust Series 2021-1 A3 1.02% 6/22/26	101,000	95,987
World Omni Auto Receivables Trust Series 2021-C A3 0.44% 8/17/26	500,000	477,581
Total Non-Agency Asset-Backed Securities (Cost $8,897,742)		8,453,780
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–1.06%
BANK
Series 2017-BNK7 A4 3.18% 9/15/60	500,000	456,701
•Series 2018-BN13 A5 4.22% 8/15/61	145,000	137,962
Series 2019-BN17 A4 3.71% 4/15/52	265,000	244,269
Series 2019-BN24 A3 2.96% 11/15/62	500,000	435,972
Series 2020-BN25 A5 2.65% 1/15/63	600,000	511,970
Series 2020-BN28 A4 1.84% 3/15/63	187,500	149,244
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
BANK (continued)
Series 2021-BN31 A4 2.04% 2/15/54	313,043	$ 250,701
BBCMS Mortgage Trust
Series 2020-C6 A4 2.64% 2/15/53	650,000	555,403
Series 2020-C8 A5 2.04% 10/15/53	250,000	201,689
Benchmark Mortgage Trust
•Series 2018-B2 A5 3.88% 2/15/51	195,000	183,865
Series 2018-B3 A5 4.03% 4/10/51	350,000	332,209
Series 2018-B5 A4 4.21% 7/15/51	200,000	190,989
Series 2019-B10 A4 3.72% 3/15/62	575,000	531,966
Series 2020-B18 A5 1.93% 7/15/53	296,875	240,558
Series 2020-B19 A5 1.85% 9/15/53	800,000	644,791
Series 2021-B24 A5 2.58% 3/15/54	500,000	417,292
•Series 2022-B35 A5 4.45% 5/15/55	350,000	334,781
CD Mortgage Trust Series 2017-CD3 A4 3.63% 2/10/50	400,000	372,963
Citigroup Commercial Mortgage Trust
•Series 2015-GC33 B 4.57% 9/10/58	500,000	464,783
Series 2020-GC46 A5 2.72% 2/15/53	500,000	423,726
COMM Mortgage Trust
Series 2014-CR17 A5 3.98% 5/10/47	1,365,000	1,325,229
Series 2014-UBS3 A4 3.82% 6/10/47	1,500,000	1,442,922
Series 2015-CR26 A3 3.36% 10/10/48	859,027	812,871
CSAIL Commercial Mortgage Trust
Series 2015-C3 A4 3.72% 8/15/48	1,000,000	957,369
•Series 2017-CX10 A5 3.46% 11/15/50	500,000	460,287
Series 2020-C19 2.56% 3/15/53	150,000	125,789
GS Mortgage Securities Trust
Series 2014-GC24 A5 3.93% 9/10/47	500,000	479,206
Series 2015-GC28 A5 3.40% 2/10/48	1,500,000	1,423,432
Series 2020-GC45 A5 2.91% 2/13/53	275,000	235,827

LVIP SSGA Bond Index Fund–66

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JP Morgan Chase Commercial Mortgage Securities Trust Series 2016-JP2 B 3.46% 8/15/49	1,163,000	$ 981,011
JPM-BB Commercial Mortgage Securities Trust Series 2016-C1 A5 3.58% 3/17/49	500,000	470,574
JPM-DB Commercial Mortgage Securities Trust Series 2020-COR7 A5 2.18% 5/13/53	400,000	319,634
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C24 A4 3.73% 5/15/48	1,250,000	1,193,069
Series 2015-C25 ASB 3.38% 10/15/48	377,238	365,329
Morgan Stanley Capital I Series 2017-HR2 A4 3.59% 12/15/50	500,000	460,532
Morgan Stanley Capital I Trust
Series 2015-MS1 A3 3.51% 5/15/48	463,748	440,374
Series 2020-L4 2.70% 2/15/53	400,000	338,359
UBS Commercial Mortgage Trust
Series 2017-C4 A4 3.56% 10/15/50	580,000	528,540
Series 2017-C7 A4 3.68% 12/15/50	350,000	324,258
Series 2018-C14 A3 4.18% 12/15/51	326,837	304,736
Series 2018-C8 A4 3.98% 2/15/51	200,000	186,904
Wells Fargo Commercial Mortgage Trust
Series 2015-C30 A3 3.41% 9/15/58	465,777	443,488
Series 2015-P2 A4 3.81% 12/15/48	665,000	630,504
Series 2017-C41 A4 3.47% 11/15/50	350,000	321,863
Series 2018-C46 A4 4.15% 8/15/51	2,350,000	2,216,581
Series 2019-C50 A5 3.73% 5/15/52	310,000	283,241
Series 2020-C56 A5 2.45% 6/15/53	220,600	184,023
WFRBS Commercial Mortgage Trust Series 2014-C22 A5 3.75% 9/15/57	1,000,000	960,432
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $28,935,704)		25,298,218
	Principal Amount°	Value (U.S. $)
ΔREGIONAL BONDS–0.28%
Canada—0.28%
Province of Alberta Canada
1.30% 7/22/30	150,000	$ 119,847
1.88% 11/13/24	250,000	237,744
3.30% 3/15/28	400,000	378,479
Province of British Columbia Canada
1.30% 1/29/31	250,000	198,358
6.50% 1/15/26	100,000	104,346
7.25% 9/1/36	100,000	121,813
Province of Manitoba Canada 2.60% 4/16/24	750,000	729,935
Province of New Brunswick Canada 3.63% 2/24/28	150,000	144,426
Province of Ontario Canada
0.63% 1/21/26	175,000	155,582
1.05% 4/14/26	600,000	536,605
1.13% 10/7/30	1,250,000	980,263
1.60% 2/25/31	250,000	202,444
2.00% 10/2/29	250,000	215,344
2.30% 6/15/26	500,000	463,758
Province of Quebec Canada
0.60% 7/23/25	250,000	226,447
1.35% 5/28/30	200,000	162,006
1.50% 2/11/25	250,000	235,019
2.50% 4/9/24	100,000	96,976
2.50% 4/20/26	1,000,000	939,916
2.75% 4/12/27	300,000	281,226
7.50% 9/15/29	175,000	205,548
		6,736,082
Total Regional Bonds (Cost $7,482,265)		6,736,082
ΔSOVEREIGN BONDS–1.32%
Canada—0.07%
Canada Government International Bonds
1.63% 1/22/25	500,000	472,637
2.88% 4/28/25	450,000	435,209
Export Development Canada 2.63% 2/21/24	500,000	488,360
Province of Ontario Canada 3.10% 5/19/27	200,000	189,805
		1,586,011
Chile—0.07%
Chile Government International Bonds
2.55% 1/27/32	200,000	163,635
2.55% 7/27/33	250,000	195,654
3.10% 5/7/41	200,000	143,667
3.10% 1/22/61	200,000	124,519
3.13% 1/21/26	326,000	308,785
3.24% 2/6/28	350,000	324,113
3.50% 1/31/34	200,000	170,260
3.50% 1/25/50	200,000	144,125
4.34% 3/7/42	200,000	168,978
		1,743,736

LVIP SSGA Bond Index Fund–67

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Germany—0.02%
Kreditanstalt fuer Wiederaufbau 3.13% 6/10/25	500,000	$ 485,303
		485,303
Hungary—0.03%
Hungary Government International Bonds 5.38% 3/25/24	700,000	699,230
		699,230
Indonesia—0.09%
Indonesia Government International Bonds
2.15% 7/28/31	400,000	331,078
2.85% 2/14/30	250,000	221,905
3.20% 9/23/61	200,000	137,001
3.50% 2/14/50	250,000	186,273
4.10% 4/24/28	300,000	293,784
4.20% 10/15/50	400,000	330,040
4.65% 9/20/32	100,000	97,784
4.75% 2/11/29	200,000	200,529
5.35% 2/11/49	200,000	194,019
5.45% 9/20/52	12,500	12,173
		2,004,586
Israel—0.06%
Israel Government AID Bonds 5.50% 4/26/24	200,000	201,241
Israel Government International Bonds
2.88% 3/16/26	200,000	189,963
3.25% 1/17/28	200,000	189,500
3.88% 7/3/50	400,000	336,428
4.50% 1/30/43	200,000	186,451
State of Israel
2.50% 1/15/30	200,000	178,506
3.38% 1/15/50	200,000	153,594
		1,435,683
Italy—0.05%
Italy Government International Bonds
1.25% 2/17/26	495,000	429,364
5.38% 6/15/33	800,000	774,497
		1,203,861
Japan—0.13%
Japan Bank for International Cooperation
0.63% 7/15/25	235,000	212,017
1.25% 1/21/31	200,000	155,678
1.75% 10/17/24	200,000	189,185
1.88% 4/15/31	200,000	162,997
2.00% 10/17/29	200,000	169,650
2.13% 2/16/29	200,000	173,486
2.25% 11/4/26	200,000	182,729
2.38% 4/20/26	300,000	278,211
2.50% 5/23/24	200,000	193,427
	Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Japan (continued)
Japan Bank for International Cooperation (continued)
2.75% 11/16/27	200,000	$ 184,010
2.88% 6/1/27	350,000	325,673
2.88% 7/21/27	200,000	185,714
3.25% 7/20/28	300,000	279,444
3.88% 9/16/25	400,000	390,948
		3,083,169
Mexico—0.21%
Mexico Government International Bonds
3.25% 4/16/30	205,000	178,586
3.50% 2/12/34	200,000	160,054
3.75% 1/11/28	200,000	188,756
3.77% 5/24/61	200,000	126,306
4.13% 1/21/26	285,000	277,882
4.15% 3/28/27	370,000	360,285
4.28% 8/14/41	200,000	154,205
4.35% 1/15/47	200,000	150,276
4.40% 2/12/52	200,000	147,033
4.50% 1/31/50	400,000	303,671
4.60% 2/10/48	200,000	154,235
4.75% 4/27/32	1,100,000	1,030,386
4.75% 3/8/44	1,000,000	806,575
6.05% 1/11/40	475,000	460,739
6.75% 9/27/34	500,000	522,028
		5,021,017
Panama—0.11%
Panama Government International Bonds
2.25% 9/29/32	700,000	518,354
3.16% 1/23/30	445,000	382,693
3.87% 7/23/60	310,000	199,682
3.88% 3/17/28	300,000	281,896
4.30% 4/29/53	300,000	216,542
4.50% 4/16/50	200,000	150,767
6.40% 2/14/35	200,000	202,882
6.70% 1/26/36	200,000	208,310
7.13% 1/29/26	100,000	105,348
8.88% 9/30/27	100,000	114,929
9.38% 4/1/29	100,000	118,590
		2,499,993
Peru—0.09%
Peruvian Government International Bonds
2.78% 1/23/31	140,000	115,812
3.00% 1/15/34	233,000	183,523
3.30% 3/11/41	125,000	90,880
3.55% 3/10/51	395,000	280,777
3.60% 1/15/72	400,000	259,722
4.13% 8/25/27	350,000	334,870
5.63% 11/18/50	100,000	98,743
6.55% 3/14/37	500,000	526,489
7.35% 7/21/25	100,000	104,827

LVIP SSGA Bond Index Fund–68

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Peru (continued)
Peruvian Government International Bonds (continued)
8.75% 11/21/33	200,000	$ 243,050
		2,238,693
Philippines—0.14%
Philippines Government International Bonds
2.46% 5/5/30	250,000	216,907
2.95% 5/5/45	650,000	467,016
3.00% 2/1/28	200,000	186,047
3.20% 7/6/46	200,000	145,766
3.56% 9/29/32	200,000	181,561
3.70% 2/2/42	200,000	162,583
3.75% 1/14/29	400,000	381,848
3.95% 1/20/40	500,000	422,776
5.00% 1/13/37	500,000	483,832
5.61% 4/13/33	200,000	211,579
9.50% 2/2/30	300,000	380,640
		3,240,555
Poland—0.02%
Poland Government International Bonds 3.25% 4/6/26	400,000	383,120
Republic of Poland Government International Bonds 5.75% 11/16/32	165,000	175,578
		558,698
Republic of Korea—0.14%
Export-Import Bank of Korea
0.38% 2/9/24	200,000	190,414
0.63% 2/9/26	200,000	176,227
1.25% 1/18/25	208,000	192,587
1.63% 1/18/27	200,000	176,552
2.13% 1/18/32	200,000	159,503
3.25% 11/10/25	200,000	190,758
4.00% 9/15/24	300,000	295,440
Korea Development Bank
0.40% 6/19/24	215,000	201,122
0.80% 7/19/26	250,000	217,333
1.63% 1/19/31	250,000	195,629
2.00% 2/24/25	200,000	187,849
2.25% 2/24/27	200,000	180,373
3.25% 2/19/24	400,000	392,309
Korea International Bonds
2.50% 6/19/29	200,000	179,426
2.75% 1/19/27	500,000	465,279
		3,400,801
Sweden—0.04%
Svensk Exportkredit AB
0.38% 3/11/24	200,000	189,593
0.50% 8/26/25	500,000	449,700
2.25% 3/22/27	200,000	183,765
	Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Sweden (continued)
Svensk Exportkredit AB (continued)
3.63% 9/3/24	200,000	$ 196,069
		1,019,127
Uruguay—0.05%
Uruguay Government International Bonds
4.38% 10/27/27	300,000	302,089
5.10% 6/18/50	600,000	587,903
7.63% 3/21/36	250,000	315,771
		1,205,763
Total Sovereign Bonds (Cost $35,814,336)		31,426,226
SUPRANATIONAL BANKS–1.34%
African Development Bank
0.88% 7/22/26	250,000	221,493
3.38% 7/7/25	350,000	341,131
4.38% 11/3/27	205,000	205,966
Asian Development Bank
0.38% 9/3/25	750,000	674,117
0.50% 2/4/26	500,000	444,424
0.63% 4/29/25	1,500,000	1,374,152
0.75% 10/8/30	250,000	194,689
1.00% 4/14/26	300,000	269,820
1.50% 10/18/24	500,000	473,204
1.75% 8/14/26	100,000	91,499
1.88% 3/15/29	500,000	437,799
1.88% 1/24/30	200,000	171,755
2.00% 4/24/26	600,000	557,666
2.38% 8/10/27	250,000	231,152
2.63% 1/30/24	400,000	390,592
2.88% 5/6/25	450,000	434,394
3.13% 4/27/32	600,000	554,463
4.13% 9/27/24	250,000	247,604
Asian Infrastructure Investment Bank
0.50% 5/28/25	500,000	454,195
3.75% 9/14/27	400,000	389,411
Corp. Andina de Fomento 1.63% 9/23/25	500,000	453,106
Council of Europe Development Bank 2.50% 2/27/24	300,000	292,318
Council Of Europe Development Bank
1.38% 2/27/25	250,000	234,081
3.00% 6/16/25	71,000	68,587
European Bank for Reconstruction & Development
0.50% 5/19/25	1,000,000	912,140
1.50% 2/13/25	85,000	79,900
European Investment Bank
0.38% 12/15/25	400,000	357,009
0.38% 3/26/26	340,000	300,137
0.75% 10/26/26	222,000	194,627
1.25% 2/14/31	1,175,000	954,825
1.38% 3/15/27	1,250,000	1,117,998

LVIP SSGA Bond Index Fund–69

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
SUPRANATIONAL BANKS (continued)
European Investment Bank (continued)
1.63% 3/14/25	325,000	$ 306,221
1.63% 10/9/29	550,000	470,619
1.75% 3/15/29	187,000	162,752
2.63% 3/15/24	415,000	404,396
2.75% 8/15/25	273,000	262,269
3.25% 1/29/24	1,400,000	1,376,889
Inter-American Development Bank
0.63% 7/15/25	1,000,000	910,330
0.63% 9/16/27	500,000	424,296
1.13% 7/20/28	200,000	169,817
1.13% 1/13/31	250,000	199,697
1.75% 3/14/25	1,250,000	1,178,520
2.00% 6/2/26	250,000	231,565
2.00% 7/23/26	100,000	92,405
2.25% 6/18/29	350,000	312,648
3.00% 2/21/24	400,000	391,797
3.20% 8/7/42	100,000	82,850
3.25% 7/1/24	375,000	366,783
3.50% 9/14/29	400,000	384,386
3.88% 10/28/41	100,000	92,650
4.38% 1/24/44	56,000	54,833
International Bank for Reconstruction & Development
0.38% 7/28/25	500,000	451,840
0.50% 10/28/25	280,000	251,546
0.63% 4/22/25	1,500,000	1,376,025
0.75% 11/24/27	325,000	276,149
0.88% 5/14/30	500,000	397,215
1.13% 9/13/28	1,000,000	846,437
1.25% 2/10/31	1,000,000	807,053
1.63% 1/15/25	750,000	708,420
1.63% 11/3/31	381,000	311,852
1.75% 10/23/29	250,000	214,940
2.50% 3/19/24	750,000	729,044
2.50% 11/25/24	900,000	865,943
2.50% 11/22/27	350,000	324,345
3.13% 11/20/25	450,000	434,736
3.13% 6/15/27	1,000,000	955,442
4.75% 2/15/35	50,000	52,050
International Finance Corp.
0.38% 7/16/25	145,000	131,115
0.75% 8/27/30	500,000	389,587
3.63% 9/15/25	267,000	261,914
National Australia Bank Ltd. 5.13% 11/22/24	250,000	251,006
Nordic Investment Bank
0.38% 9/11/25	250,000	224,523
0.50% 1/21/26	250,000	224,454
2.25% 5/21/24	200,000	193,136
3.38% 9/8/27	250,000	241,418
Total Supranational Banks (Cost $34,855,017)		31,920,167
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS–39.82%
U.S. Treasury Bonds
1.13% 5/15/40	3,000,000	$ 1,877,578
1.13% 8/15/40	4,500,000	2,794,570
1.25% 5/15/50	6,300,000	3,390,434
1.38% 11/15/40	1,000,000	650,117
1.38% 8/15/50	8,000,000	4,445,312
1.63% 11/15/50	8,750,000	5,206,250
1.88% 2/15/41	3,000,000	2,120,391
1.88% 2/15/51	5,000,000	3,177,734
1.88% 11/15/51	7,500,000	4,750,195
2.00% 2/15/50	1,500,000	990,645
2.00% 8/15/51	7,000,000	4,583,359
2.25% 2/15/52	7,000,000	4,867,734
2.38% 11/15/49	2,500,000	1,806,836
2.38% 5/15/51	3,500,000	2,510,977
2.50% 2/15/45	10,400,000	7,829,656
2.50% 2/15/46	6,350,000	4,751,090
2.50% 5/15/46	7,200,000	5,371,031
2.75% 8/15/42	2,600,000	2,090,461
2.75% 11/15/42	3,500,000	2,805,469
2.75% 8/15/47	4,200,000	3,276,820
2.75% 11/15/47	6,500,000	5,070,254
2.88% 5/15/43	6,000,000	4,897,266
2.88% 8/15/45	1,200,000	966,188
2.88% 5/15/49	3,000,000	2,413,945
2.88% 5/15/52	2,000,000	1,602,500
3.00% 5/15/42	2,850,000	2,396,227
3.00% 11/15/45	8,100,000	6,662,883
3.00% 2/15/47	7,700,000	6,302,871
3.00% 5/15/47	5,700,000	4,662,867
3.00% 2/15/48	5,000,000	4,098,242
3.00% 8/15/48	11,000,000	9,032,891
3.00% 2/15/49	9,500,000	7,823,398
3.00% 8/15/52	1,500,000	1,235,859
3.13% 8/15/44	19,500,000	16,476,738
3.13% 5/15/48	4,000,000	3,361,719
3.25% 5/15/42	5,000,000	4,383,594
3.38% 11/15/48	2,000,000	1,764,219
3.63% 2/15/44	3,000,000	2,751,680
3.75% 8/15/41	3,850,000	3,651,334
3.88% 8/15/40	3,750,000	3,658,008
4.00% 11/15/52	5,500,000	5,507,734
4.38% 5/15/41	2,750,000	2,848,828
5.00% 5/15/37	1,000,000	1,116,797
5.25% 11/15/28	500,000	529,688
5.38% 2/15/31	500,000	548,770
5.50% 8/15/28	500,000	534,883
6.00% 2/15/26	750,000	788,525
6.13% 11/15/27	800,000	872,250
6.13% 8/15/29	300,000	335,297
6.63% 2/15/27	750,000	819,492
6.75% 8/15/26	500,000	542,930
6.88% 8/15/25	1,000,000	1,061,992
7.50% 11/15/24	500,000	527,148
7.63% 2/15/25	500,000	531,797

LVIP SSGA Bond Index Fund–70

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes
0.25% 6/15/24	10,000,000	$ 9,385,156
0.25% 10/31/25	20,000,000	17,883,594
0.38% 9/15/24	11,000,000	10,251,914
0.38% 12/31/25	2,500,000	2,234,277
0.38% 7/31/27	45,000,000	38,176,172
0.50% 5/31/27	5,000,000	4,286,719
0.50% 6/30/27	12,000,000	10,264,687
0.50% 8/31/27	15,500,000	13,191,348
0.63% 10/15/24	5,000,000	4,669,336
0.63% 12/31/27	10,000,000	8,471,484
0.63% 5/15/30	3,750,000	2,967,920
0.63% 8/15/30	5,000,000	3,935,742
0.75% 11/15/24	16,000,000	14,933,750
0.75% 1/31/28	35,000,000	29,760,937
0.88% 9/30/26	10,000,000	8,879,297
0.88% 11/15/30	21,000,000	16,785,234
1.13% 2/28/25	5,500,000	5,134,121
1.13% 2/29/28	12,000,000	10,389,844
1.13% 2/15/31	5,000,000	4,075,195
1.25% 6/30/28	5,000,000	4,323,242
1.25% 8/15/31	17,000,000	13,784,609
1.38% 10/31/28	8,000,000	6,905,312
1.38% 12/31/28	10,000,000	8,625,000
1.38% 11/15/31	10,500,000	8,546,016
1.50% 9/30/24	5,000,000	4,747,852
1.50% 11/30/24	32,000,000	30,280,000
1.50% 8/15/26	11,000,000	10,026,328
1.50% 1/31/27	8,000,000	7,222,812
1.50% 2/15/30	6,000,000	5,113,125
1.63% 2/15/26	11,000,000	10,173,281
1.63% 5/15/26	6,500,000	5,982,285
1.63% 11/30/26	6,000,000	5,471,484
1.63% 8/15/29	8,000,000	6,942,188
1.63% 5/15/31	19,000,000	15,978,555
1.75% 11/15/29	5,000,000	4,358,789
1.88% 7/31/26	8,000,000	7,398,750
1.88% 2/15/32	10,000,000	8,483,203
2.00% 4/30/24	8,000,000	7,718,750
2.00% 5/31/24	10,000,000	9,634,766
2.00% 2/15/25	11,000,000	10,466,328
2.00% 11/15/26	5,000,000	4,622,852
2.13% 2/29/24	12,000,000	11,649,844
2.13% 9/30/24	7,000,000	6,717,539
2.13% 11/30/24	9,000,000	8,615,039
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
2.13% 5/31/26	10,000,000	$ 9,357,031
2.25% 3/31/24	15,000,000	14,553,516
2.25% 3/31/26	5,000,000	4,711,914
2.25% 2/15/27	16,000,000	14,889,375
2.25% 8/15/27	9,000,000	8,325,352
2.25% 11/15/27	11,500,000	10,597,070
2.38% 5/15/27	9,500,000	8,856,895
2.38% 5/15/29	11,000,000	9,999,688
2.50% 4/30/24	53,000,000	51,492,812
2.50% 5/31/24	10,000,000	9,701,953
2.63% 12/31/25	2,000,000	1,912,500
2.63% 2/15/29	9,000,000	8,317,969
2.63% 7/31/29	5,000,000	4,604,102
2.75% 2/15/24	26,000,000	25,437,344
2.75% 2/28/25	5,000,000	4,831,250
2.75% 6/30/25	5,000,000	4,816,797
2.75% 2/15/28	12,000,000	11,283,281
2.75% 8/15/32	12,000,000	10,927,500
2.88% 11/30/25	7,000,000	6,735,313
2.88% 5/15/28	4,000,000	3,774,219
2.88% 8/15/28	13,000,000	12,241,836
2.88% 5/15/32	18,000,000	16,588,125
3.00% 7/31/24	22,000,000	21,458,594
3.13% 8/15/25	10,000,000	9,708,594
3.13% 11/15/28	7,000,000	6,676,523
3.88% 12/31/27	3,500,000	3,479,766
3.88% 9/30/29	9,000,000	8,936,367
4.13% 11/15/32	7,000,000	7,143,281
4.25% 10/15/25	12,000,000	11,990,625
4.50% 11/15/25	8,500,000	8,551,133
Total U.S. Treasury Obligations (Cost $1,068,919,819)		950,440,874

	Number of Shares
MONEY MARKET FUND–1.76%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	41,879,538	41,879,538
Total Money Market Fund (Cost $41,879,538)		41,879,538

TOTAL INVESTMENTS–101.07% (Cost $2,730,096,928)	2,412,174,208

★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.07%)	(25,458,968)
NET ASSETS APPLICABLE TO 244,188,984 SHARES OUTSTANDING–100.00%	$2,386,715,240
LVIP SSGA Bond Index Fund–71

LVIP SSGA Bond Index Fund
Statement of Net Assets (continued)
NET ASSET VALUE PER SHARE–LVIP SSGA BOND INDEX FUND STANDARD CLASS ($1,574,337,732 / 161,099,572 Shares)	$9.772
NET ASSET VALUE PER SHARE–LVIP SSGA BOND INDEX FUND SERVICE CLASS ($812,377,508 / 83,089,412 Shares)	$9.777
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$2,733,718,201
Distributable earnings/(accumulated loss)	(347,002,961)
TOTAL NET ASSETS	$2,386,715,240

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2022. Rate will reset at a future date.
^ Zero coupon security.
φ Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2022.
Δ Securities have been classified by country of origin.
★ Includes $710,000 cash collateral received from brokers for certain open bilateral derivatives, $47,210,571 payable for securities purchased, $277,389 payable for fund shares redeemed, $330,000 cash collateral due to brokers for TBAs, $313,513 other accrued expenses payable and $815,191 due to manager and affiliates as of December 31, 2022.

Summary of Abbreviations:
AID–Agency for International Development
GNMA–Government National Mortgage Association
GS–Goldman Sachs
HSBC–Hong Kong and Shanghai Banking Corporation
JPM-BB–JPMorgan Barclays Bank
JPM-DB–JPMorgan Deutsche Bank
NATL–Insured by the National Public Finance Guarantee Corporation
REMIC–Real Estate Mortgage Investment Conduits
S&P–Standard & Poor’s
S.F.–Single Family
TBA–To be announced
WFRBS–Wells Fargo Royal Bank of Scotland
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Bond Index Fund–72

LVIP SSGA Bond Index Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Interest from unaffiliated investments	$ 65,154,887
Interest from affiliated investments	14,944
Foreign taxes refunded	109
65,169,940
EXPENSES:
Management fees	10,417,651
Distribution fees-Service Class	2,208,152
Shareholder servicing fees	755,280
Accounting and administration expenses	488,467
Pricing fees	358,665
Index fees	329,461
Professional fees	116,863
Custodian fees	95,138
Trustees’ fees and expenses	87,275
Reports and statements to shareholders	33,260
Consulting fees	4,124
Other	52,585
14,946,921
Less:
Management fees waived	(3,155,588)
Total operating expenses	11,791,333
NET INVESTMENT INCOME	53,378,607
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss from:
Sale of affiliated investments	(2,083)
Sale of unaffiliated investments	(28,093,417)
Net realized loss	(28,095,500)
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(25,325)
Unaffiliated investments	(423,229,947)
Net change in unrealized appreciation (depreciation)	(423,255,272)
NET REALIZED AND UNREALIZED LOSS	(451,350,772)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(397,972,165)
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Bond Index Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 53,378,607	$ 47,392,087
Net realized gain (loss)	(28,095,500)	7,308,744
Net change in unrealized appreciation (depreciation)	(423,255,272)	(121,872,515)
Net decrease in net assets resulting from operations	(397,972,165)	(67,171,684)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(35,653,736)	(46,770,124)
Service Class	(16,328,388)	(21,464,481)
	(51,982,124)	(68,234,605)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	173,881,017	378,704,555
Service Class	87,709,001	146,126,604
Reinvestment of dividends and distributions:
Standard Class	35,653,736	46,770,124
Service Class	16,328,388	21,464,481
	313,572,142	593,065,764
Cost of shares redeemed:
Standard Class	(370,493,296)	(473,919,792)
Service Class	(173,414,792)	(122,238,697)
	(543,908,088)	(596,158,489)
Decrease in net assets derived from capital share transactions	(230,335,946)	(3,092,725)
NET DECREASE IN NET ASSETS	(680,290,235)	(138,499,014)
NET ASSETS:
Beginning of year	3,067,005,475	3,205,504,489
End of year	$2,386,715,240	$3,067,005,475
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Bond Index Fund–73

LVIP SSGA Bond Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Bond Index Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 11.546	$ 12.057	$ 11.460	$ 10.881	$ 11.231
Income (loss) from investment operations:
Net investment income[1]	0.223	0.189	0.237	0.284	0.275
Net realized and unrealized gain (loss)	(1.770)	(0.427)	0.620	0.612	(0.315)
Total from investment operations	(1.547)	(0.238)	0.857	0.896	(0.040)
Less dividends and distributions from:
Net investment income	(0.227)	(0.228)	(0.260)	(0.317)	(0.310)
Net realized gain	—	(0.045)	—	—	—
Total dividends and distributions	(0.227)	(0.273)	(0.260)	(0.317)	(0.310)
Net asset value, end of period	$ 9.772	$ 11.546	$ 12.057	$ 11.460	$ 10.881
Total return[2]	(13.44%)	(1.98%)	7.49%	8.24%	(0.32%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,574,338	$2,033,169	$2,172,627	$1,961,969	$1,833,230
Ratio of expenses to average net assets	0.37%	0.36%	0.35%	0.35%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.49%	0.49%	0.47%	0.47%	0.48%
Ratio of net investment income to average net assets	2.13%	1.60%	1.97%	2.48%	2.50%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.01%	1.47%	1.85%	2.36%	2.38%
Portfolio turnover	49%	95%	92%	43%	43%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Bond Index Fund–74

LVIP SSGA Bond Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Bond Index Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 11.550	$ 12.061	$ 11.464	$ 10.885	$ 11.234
Income (loss) from investment operations:
Net investment income[1]	0.197	0.159	0.207	0.256	0.247
Net realized and unrealized gain (loss)	(1.770)	(0.427)	0.621	0.611	(0.315)
Total from investment operations	(1.573)	(0.268)	0.828	0.867	(0.068)
Less dividends and distributions from:
Net investment income	(0.200)	(0.198)	(0.231)	(0.288)	(0.281)
Net realized gain	—	(0.045)	—	—	—
Total dividends and distributions	(0.200)	(0.243)	(0.231)	(0.288)	(0.281)
Net asset value, end of period	$ 9.777	$ 11.550	$ 12.061	$ 11.464	$ 10.885
Total return[2]	(13.66%)	(2.22%)	7.23%	7.97%	(0.58%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 812,378	$1,033,836	$1,032,877	$952,426	$943,149
Ratio of expenses to average net assets	0.62%	0.61%	0.60%	0.60%	0.60%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.74%	0.74%	0.72%	0.72%	0.73%
Ratio of net investment income to average net assets	1.88%	1.35%	1.72%	2.23%	2.25%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.76%	1.22%	1.60%	2.11%	2.13%
Portfolio turnover	49%	95%	92%	43%	43%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Bond Index Fund–75

LVIP SSGA Bond Index Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Bond Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to match as closely as practicable, before fees and expenses, the performance of the Bloomberg Barclays U.S. Aggregate Bond Index.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.
 Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.
 Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
LVIP SSGA Bond Index Fund–76

LVIP SSGA Bond Index Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.40% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.08% of the first $500 million of the Fund's average daily net assets; 0.122% of the next $1.5 billion; 0.152% of the next $500 million; 0.157% of the next $2.5 billion; and 0.162% of the Fund’s average daily net assets in excess of $5 billion.   The agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$186,257
Legal	33,743
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $9,585 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$580,210
Distribution fees payable to LFD	175,178
Shareholder servicing fees payable to Lincoln Life	59,803
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP SSGA Bond Index Fund–77

LVIP SSGA Bond Index Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Accretion/ (Amortization)	Value 12/31/22	Principal Amount 12/31/22	Interest Income
CORPORATE BOND-0.00%@
Insurance-0.00% @
×Lincoln National Corp.	$524,146	$—	$497,255	$(2,083)	$(25,325)	$517	$—	—	$14,944

@ As a percentage of Net Assets as of December 31, 2022.
× Issuer is no longer an affiliate of the Fund at December 31, 2022.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$ 92,234,943
Purchases of U.S. government securities	1,172,834,305
Sales other than U.S. government securities	184,062,647
Sales of U.S. government securities	1,299,768,581
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$2,730,713,994
Aggregate unrealized appreciation of investments	$ 2,724,220
Aggregate unrealized depreciation of investments	(321,264,006)
Net unrealized depreciation of investments	$ (318,539,786)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP SSGA Bond Index Fund–78

LVIP SSGA Bond Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Commercial Mortgage-Backed Securities	$ —	$ 20,472,284	$—	$ 20,472,284
Agency Mortgage-Backed Securities	—	656,060,870	—	656,060,870
Agency Obligations	—	29,534,049	—	29,534,049
Corporate Bonds	—	595,115,246	—	595,115,246
Municipal Bonds	—	14,836,874	—	14,836,874
Non-Agency Asset-Backed Securities	—	8,453,780	—	8,453,780
Non-Agency Commercial Mortgage-Backed Securities	—	25,298,218	—	25,298,218
Regional Bonds	—	6,736,082	—	6,736,082
Sovereign Bonds	—	31,426,226	—	31,426,226
Supranational Banks	—	31,920,167	—	31,920,167
U.S. Treasury Obligations	—	950,440,874	—	950,440,874
Money Market Fund	41,879,538	—	—	41,879,538
Total Investments	$41,879,538	$2,370,294,670	$—	$2,412,174,208
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$51,982,124	$56,493,431
Long-term capital gains	—	11,741,174
Total	$51,982,124	$68,234,605
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 5,362,803
Capital loss carryforward	(33,825,977)
Other temporary differences	(1)
Net unrealized depreciation	(318,539,786)
Distributable earnings/(accumulated loss)	$(347,002,961)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2022, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$11,114,818	$22,711,159	$33,825,977
LVIP SSGA Bond Index Fund–79

LVIP SSGA Bond Index Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	16,643,796	32,090,476
Service Class	8,530,221	12,381,986
Shares reinvested:
Standard Class	3,556,704	4,022,492
Service Class	1,627,943	1,844,761
	30,358,664	50,339,715
Shares redeemed:
Standard Class	(35,194,763)	(40,216,057)
Service Class	(16,580,444)	(10,355,122)
	(51,775,207)	(50,571,179)
Net decrease	(21,416,543)	(231,464)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $100,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Fund, is subject to an up-front fee of 0.10% of the sum of commitments. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was
LVIP SSGA Bond Index Fund–80

LVIP SSGA Bond Index Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU was effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the Financial Conduct Authority (FCA), regulator of financial services firms and financial markets in the United Kingdom, announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023. In December 2022, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2022-06, Reference Rate Reform (Topic 848)-Deferral of the Sunset Date of Topic 848. The amendments in this update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management is currently evaluating the impact, if any, of applying this ASU.
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Bond Index Fund–81

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Bond Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA Bond Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP SSGA Bond Index Fund–82

LVIP SSGA Bond Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2023. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
LVIP SSGA Bond Index Fund–83

LVIP SSGA Bond Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the LVIP SSGA Bond Index Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters.
Performance. The Board reviewed the LVIP SSGA Bond Index Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Intermediate Core Bond funds category and the Bloomberg US Aggregate Bond Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three-, five- and ten-year periods. The Board noted LIAC’s statement that the Fund’s returns over the periods reviewed were below the benchmark due to fees and that performance was in line with the median return of the peer group. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule, which includes breakpoints, and the average fees charged by SSGA to other clients with investment strategies similar to the Fund. The Board considered that the subadvisory fee rates paid to SSGA were reduced effective May 1, 2021 by the addition of breakpoints, that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSGA, which is an unaffiliated third party of LIAC. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA Bond Index Fund–84

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP SSGA Bond Index Fund–85

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP SSGA Bond Index Fund–86

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP SSGA Bond Index Fund–87

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP SSGA Bond Index Fund–88

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Bond Index Fund–89

LVIP SSGA Emerging Markets Equity Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP SSGA Emerging Markets Equity Index Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Emerging Markets Equity Index Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc
The Fund returned (21.19%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the MSCI Emerging Markets Index (net dividends)1, returned (20.09%).
Emerging market equities declined due to several factors. There was a dramatic uptick in geopolitical tensions most notably the ongoing conflict between Russia and Ukraine and  to a lesser degree the growing strains in the US and China relationship. In regard to China, their Covid-suppression policy also negatively impacted returns via revenue concerns around supply side issues. Though Covid concerns in the other markets had broadly less of an impact, concerns existed still regarding possible variants and the ability of the local medical system to handle a significant uptick in infection rates. The year 2022 was also marked by rising commodity prices which had a varied impact on the Fund’s constitutes mainly driven by whether a country was a net importer or exporter of commodities. Additionally due to the propensity to have US dollar denominated debt, the dramatic rise in the US dollar had a significant negative impact on revenue expectations for much of the emerging markets. Similarly, very heightened inflation acted as a significant drag for many of the emerging market countries. As countries worked to counter inflation, concerns grew over the possibility of a broad global recession.
The Fund used futures in order to gain market exposure for the cash position.
On an individual security level, the top positive contributors to the Fund’s performance were Vale S.A., Pinduoduo, Inc. Sponsored ADR Class A, and Petroleo Brasileiro SA Pfd. The top negative contributors to the Fund’s performance were Samsung Electronics Co., Ltd, Tencent Holdings Ltd, and Taiwan Semiconductor Manufacturing Co., Ltd.
Portfolio Managers:
SSGA Funds Management, Inc:	Thomas Coleman
Michael Feehily
Michael Finocchi
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 11/1/18 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Emerging Markets Equity Index Fund shares on 11/1/18 (commencement of operations). As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,608 for the Standard Class shares and to $10,499 for the Service Class shares. For comparison, look at how the MSCI Emerging Markets Index (net dividends) did from 11/1/18 through 12/31/22. The same $10,000 investment would have increased to $11,058. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 21.19%
Inception (11/1/18)	+ 1.43%
Service Class Shares
One Year	- 21.39%
Inception (11/1/18)	+ 1.18%
1. The MSCI Emerging Markets Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.

LVIP SSGA Emerging Markets Equity Index Fund–1

LVIP SSGA Emerging Markets Equity Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect expense reimbursements in effect.
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$956.30	0.50%	$2.47
Service Class Shares	1,000.00	955.00	0.75%	3.70
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.70	0.50%	$2.55
Service Class Shares	1,000.00	1,021.40	0.75%	3.82

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSGA Emerging Markets Equity Index Fund–2

LVIP SSGA Emerging Markets Equity Index Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Country	Percentage of Net Assets
Common Stock	95.20%
Brazil	3.93%
Chile	0.37%
China	28.04%
Colombia	0.06%
Czech Republic	0.14%
Egypt	0.09%
Greece	0.32%
Hong Kong	2.21%
Hungary	0.19%
India	14.32%
Indonesia	1.89%
Kuwait	0.93%
Luxembourg	0.04%
Malaysia	1.55%
Mexico	2.27%
Netherlands	0.04%
Peru	0.26%
Philippines	0.73%
Poland	0.70%
Qatar	0.97%
Republic of Korea	10.65%
Russia	0.00%
Saudi Arabia	4.07%
South Africa	3.58%
Taiwan	13.57%
Thailand	2.20%
Turkey	0.65%
United Arab Emirates	1.34%
United Kingdom	0.02%
United States	0.07%
Preferred Stocks	2.10%
Rights	0.00%
Warrants	0.00%
Money Market Fund	0.81%
Total Investments	98.11%
Receivables and Other Assets Net of Liabilities	1.89%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	0.18%
Air Freight & Logistics	0.30%
Airlines	0.30%
Auto Components	0.53%
Automobiles	2.55%
Banks	15.71%
Beverages	1.54%
Biotechnology	0.69%
Building Products	0.02%
Capital Markets	0.94%
Chemicals	3.07%
Commercial Services & Supplies	0.08%
Communications Equipment	0.25%
Construction & Engineering	0.56%
Construction Materials	0.97%
Consumer Finance	0.63%
Containers & Packaging	0.08%
Distributors	0.00%
Diversified Consumer Services	0.18%
Diversified Financial Services	1.63%
Diversified Telecommunication Services	1.33%
Electric Utilities	1.17%
Electrical Equipment	1.00%
Electronic Equipment, Instruments & Components	2.47%
Energy Equipment & Services	0.06%
Entertainment	1.01%
Equity Real Estate Investment Trusts	0.11%
Food & Staples Retailing	1.41%
Food Products	1.85%
Gas Utilities	0.67%
Health Care Equipment & Supplies	0.17%
Health Care Providers & Services	0.80%
Hotels, Restaurants & Leisure	1.27%
Household Durables	0.36%
Household Products	0.10%
Independent Power and Renewable Electricity Producers	0.95%
Industrial Conglomerates	1.21%
Insurance	2.67%
Interactive Media & Services	5.64%
Internet & Direct Marketing Retail	6.73%
IT Services	2.26%
Leisure Products	0.07%
Life Sciences Tools & Services	0.90%
Machinery	0.41%
Marine	0.43%
Media	0.18%
Metals & Mining	4.19%
Multiline Retail	0.17%

LVIP SSGA Emerging Markets Equity Index Fund–3

LVIP SSGA Emerging Markets Equity Index Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited) (continued)
Sector	Percentage of Net Assets
Multi-Utilities	0.03%
Oil, Gas & Consumable Fuels	4.75%
Paper & Forest Products	0.18%
Personal Products	0.80%
Pharmaceuticals	1.25%
Real Estate Management & Development	1.81%
Road & Rail	0.27%
Semiconductors & Semiconductor Equipment	8.10%
Software	0.26%
Specialty Retail	0.84%
Technology Hardware, Storage & Peripherals	4.90%
Textiles, Apparel & Luxury Goods	1.20%
Tobacco	0.36%
Trading Companies & Distributors	0.24%
Transportation Infrastructure	0.74%
Unknown G3	0.00%
Water Utilities	0.13%
Wireless Telecommunication Services	1.64%
Total	97.30%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Taiwan Semiconductor Manufacturing Co. Ltd.	5.64%
Tencent Holdings Ltd.	4.20%
Samsung Electronics Co. Ltd.	3.29%
Alibaba Group Holding Ltd.	2.57%
Meituan Class B	1.55%
Reliance Industries Ltd.	1.47%
Vale SA	1.02%
Infosys Ltd.	0.96%
JD.com, Inc. Class A	0.95%
China Construction Bank Corp. Class H	0.95%
Total	22.60%

IT–Information Technology

LVIP SSGA Emerging Markets Equity Index Fund–4

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–95.20%
Brazil–3.93%
Ambev SA	245,600	$ 671,267
Americanas SA	32,710	59,659
Atacadao SA	25,200	70,621
B3 SA - Brasil Bolsa Balcao	314,900	786,816
Banco Bradesco SA	82,284	209,761
Banco BTG Pactual SA	61,672	278,971
Banco do Brasil SA	44,200	285,948
Banco Santander Brasil SA	18,800	100,502
BB Seguridade Participacoes SA	36,800	234,295
†BRF SA	30,272	47,108
CCR SA	61,500	126,203
Centrais Eletricas Brasileiras SA	62,785	499,058
Cia de Saneamento Basico do Estado de Sao Paulo	17,400	187,326
Cia Siderurgica Nacional SA	35,300	96,216
Cosan SA	64,200	208,054
CPFL Energia SA	11,800	74,160
Energisa SA	9,900	82,925
Engie Brasil Energia SA	10,125	72,705
Equatorial Energia SA	53,272	272,864
†Hapvida Participacoes e Investimentos S/A	242,418	233,602
Hypera SA	21,700	186,073
JBS SA	39,900	166,712
Klabin SA	40,100	151,485
Localiza Rent a Car SA	38,639	383,676
Lojas Renner SA	51,743	200,547
†Magazine Luiza SA	154,391	80,096
Natura & Co. Holding SA	45,596	99,087
†Petro Rio SA	36,300	255,689
Petroleo Brasileiro SA	192,900	1,022,885
Raia Drogasil SA	56,300	253,555
Rede D'Or Sao Luiz SA	20,300	113,398
Rumo SA	68,018	240,254
Sendas Distribuidora SA	41,600	153,727
Suzano SA	38,530	355,751
Telefonica Brasil SA	26,600	192,145
TIM SA	43,200	101,156
TOTVS SA	26,614	138,769
Ultrapar Participacoes SA	36,900	87,611
Vale SA	197,692	3,349,305
Vibra Energia SA	61,200	179,439
WEG SA	86,600	629,087
		12,938,508
Chile–0.37%
Banco de Chile	2,386,721	247,606
Banco de Credito e Inversiones SA	2,994	86,087
Banco Santander Chile	3,335,356	133,493
Cencosud SA	71,663	117,854
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Chile (continued)
Cia Cervecerias Unidas SA	6,440	$ 43,009
Cia Sud Americana de Vapores SA	789,410	62,352
Empresas CMPC SA	56,997	95,140
Empresas COPEC SA	19,830	147,957
Enel Americas SA	1,082,045	144,783
Enel Chile SA	1,393,741	64,064
Falabella SA	37,978	73,874
		1,216,219
China–28.04%
360 DigiTech, Inc. ADR	5,800	118,088
360 Security Technology, Inc. Class A	15,200	14,300
37 Interactive Entertainment Network Technology Group Co. Ltd. Class A	4,800	12,498
3SBio, Inc.	74,500	79,220
†AAC Technologies Holdings, Inc.	36,500	83,424
†Advanced Micro-Fabrication Equipment, Inc. China Class A	1,325	18,681
AECC Aero-Engine Control Co. Ltd. Class A	3,000	11,065
AECC Aviation Power Co. Ltd. Class A	5,701	34,673
Agricultural Bank of China Ltd. Class A	166,400	69,655
Agricultural Bank of China Ltd. Class H	1,522,000	522,578
Aier Eye Hospital Group Co. Ltd. Class A	13,652	61,016
†Air China Ltd. Class A	14,900	22,720
†Air China Ltd. Class H	90,000	80,136
†Alibaba Group Holding Ltd.	766,900	8,474,223
Aluminum Corp. of China Ltd. Class A	29,400	18,904
Aluminum Corp. of China Ltd. Class H	198,000	84,218
†Amlogic Shanghai Co. Ltd. Class A	871	8,834
Angel Yeast Co. Ltd. Class A	1,800	11,709
Anhui Conch Cement Co. Ltd. Class A	8,600	33,872
Anhui Conch Cement Co. Ltd. Class H	63,000	220,346
Anhui Gujing Distillery Co. Ltd. Class A	800	30,715
Anhui Gujing Distillery Co. Ltd. Class B	5,500	88,079
LVIP SSGA Emerging Markets Equity Index Fund–5

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Anhui Honglu Steel Construction Group Co. Ltd. Class A	1,530	$ 6,446
Anhui Kouzi Distillery Co. Ltd. Class A	1,300	10,785
Anhui Yingjia Distillery Co. Ltd. Class A	1,500	13,546
Anjoy Foods Group Co. Ltd. Class A	600	13,972
ANTA Sports Products Ltd.	63,000	825,692
Apeloa Pharmaceutical Co. Ltd. Class A	2,700	8,366
†Asia - Potash International Investment Guangzhou Co. Ltd. Class A	1,600	6,256
Asymchem Laboratories Tianjin Co. Ltd. Class A	840	17,883
Autohome, Inc. ADR	3,900	119,340
Avary Holding Shenzhen Co. Ltd. Class A	4,200	16,578
AVIC Electromechanical Systems Co. Ltd. Class A	8,600	12,433
AVIC Industry-Finance Holdings Co. Ltd. Class A	20,400	9,625
AviChina Industry & Technology Co. Ltd. Class H	126,000	56,660
=AVICOPTER PLC Class A	1,300	8,679
†Baidu, Inc. ADR	256	29,281
†Baidu, Inc. Class A	111,950	1,602,062
Bank of Beijing Co. Ltd. Class A	43,700	27,094
Bank of Changsha Co. Ltd. Class A	8,900	8,655
Bank of Chengdu Co. Ltd. Class A	8,000	17,607
Bank of China Ltd. Class A	74,300	33,774
Bank of China Ltd. Class H	4,121,000	1,499,419
Bank of Communications Co. Ltd. Class A	76,720	52,311
Bank of Hangzhou Co. Ltd. Class A	12,700	23,896
Bank of Jiangsu Co. Ltd. Class A	31,700	33,243
Bank of Nanjing Co. Ltd. Class A	21,400	32,077
Bank of Ningbo Co. Ltd. Class A	13,870	64,744
Bank of Shanghai Co. Ltd. Class A	29,140	24,773
Baoshan Iron & Steel Co. Ltd. Class A	47,400	38,115
BBMG Corp. Class A	22,900	8,367
†BeiGene Ltd.	31,800	546,741
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
†Beijing Capital International Airport Co. Ltd. Class H	96,000	$ 70,228
†Beijing Dabeinong Technology Group Co. Ltd. Class A	9,300	11,906
Beijing Easpring Material Technology Co. Ltd. Class A	1,100	8,924
Beijing Enlight Media Co. Ltd. Class A	6,400	7,973
Beijing Enterprises Holdings Ltd.	26,000	83,275
Beijing Enterprises Water Group Ltd.	206,000	52,784
Beijing Kingsoft Office Software, Inc. Class A	976	37,134
Beijing New Building Materials PLC Class A	3,700	13,774
Beijing Originwater Technology Co. Ltd. Class A	2,717	1,849
Beijing Shiji Information Technology Co. Ltd. Class A	3,940	8,496
Beijing Tongrentang Co. Ltd. Class A	2,900	18,639
Beijing United Information Technology Co. Ltd. Class A	1,055	13,422
Beijing Wantai Biological Pharmacy Enterprise Co. Ltd. Class A	1,220	22,235
Beijing Yuanliu Hongyuan Electronic Technology Co. Ltd. Class A	600	8,731
Betta Pharmaceuticals Co. Ltd. Class A	900	6,379
BGI Genomics Co. Ltd. Class A	900	6,692
†Bilibili, Inc. ADR	400	9,476
†Bilibili, Inc. Class Z	8,980	214,909
Bloomage Biotechnology Corp. Ltd. Class A	680	13,233
BOC International China Co. Ltd. Class A	6,000	9,123
BOE Technology Group Co. Ltd. Class A	78,000	37,925
BTG Hotels Group Co. Ltd. Class A	2,300	8,205
BYD Co. Ltd. Class A	3,500	129,378
BYD Co. Ltd. Class H	42,500	1,048,690
BYD Electronic International Co. Ltd.	34,500	110,942
By-health Co. Ltd. Class A	3,900	12,802

LVIP SSGA Emerging Markets Equity Index Fund–6

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
C&D International Investment Group Ltd.	32,000	$ 93,268
Caitong Securities Co. Ltd. Class A	10,330	10,580
CECEP Solar Energy Co. Ltd. Class A	6,700	7,065
CECEP Wind-Power Corp. Class A	14,820	8,122
CGN Power Co. Ltd. Class H	538,000	128,203
Chacha Food Co. Ltd. Class A	500	3,596
Changchun High & New Technology Industry Group, Inc. Class A	800	19,155
Changjiang Securities Co. Ltd. Class A	12,800	9,814
Changzhou Xingyu Automotive Lighting Systems Co. Ltd. Class A	600	10,993
Chaozhou Three-Circle Group Co. Ltd. Class A	4,200	18,554
Chengtun Mining Group Co. Ltd. Class A	6,100	5,168
Chengxin Lithium Group Co. Ltd. Class A	1,900	10,247
China Baoan Group Co. Ltd. Class A	5,600	9,739
China CITIC Bank Corp. Ltd. Class H	457,000	202,579
China Coal Energy Co. Ltd. Class H	105,000	85,421
China Communications Services Corp. Ltd. Class H	122,000	44,546
China Conch Venture Holdings Ltd.	83,500	181,432
China Construction Bank Corp. Class A	21,000	17,007
China CSSC Holdings Ltd. Class A	9,700	31,088
†China Eastern Airlines Corp. Ltd. Class A	19,600	15,592
China Energy Engineering Corp. Ltd.	69,100	22,763
China Everbright Bank Co. Ltd. Class A	86,500	38,200
China Everbright Bank Co. Ltd. Class H	157,000	47,872
China Everbright Environment Group Ltd.	188,000	84,059
=†China Evergrande Group	213,000	11,257
China Feihe Ltd.	181,000	153,974
China Galaxy Securities Co. Ltd. Class A	9,900	13,230
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
China Galaxy Securities Co. Ltd. Class H	176,000	$ 85,909
China Great Wall Securities Co. Ltd. Class A	5,800	6,908
China Greatwall Technology Group Co. Ltd. Class A	7,200	10,564
China Hongqiao Group Ltd.	116,500	110,001
China International Capital Corp. Ltd. Class A	2,500	13,712
China International Capital Corp. Ltd. Class H	77,200	147,369
China Jinmao Holdings Group Ltd.	288,198	62,030
China Jushi Co. Ltd. Class A	8,746	17,249
China Lesso Group Holdings Ltd.	55,000	57,428
China Life Insurance Co. Ltd. Class A	6,100	32,572
China Life Insurance Co. Ltd. Class H	387,000	664,382
†China Literature Ltd.	20,800	80,744
China Longyuan Power Group Corp. Ltd. Class H	176,000	215,111
China Medical System Holdings Ltd.	69,000	108,555
China Meheco Co. Ltd. Class A	3,200	7,931
China Meidong Auto Holdings Ltd.	30,000	61,572
†China Mengniu Dairy Co. Ltd.	163,000	739,253
China Merchants Bank Co. Ltd. Class A	40,100	214,930
China Merchants Bank Co. Ltd. Class H	202,500	1,132,430
China Merchants Energy Shipping Co. Ltd. Class A	17,800	14,313
China Merchants Securities Co. Ltd. Class A	15,700	30,037
China Merchants Shekou Industrial Zone Holdings Co. Ltd. Class A	17,100	31,068
China Minsheng Banking Corp. Ltd. Class A	74,100	36,774
China National Chemical Engineering Co. Ltd. Class A	13,300	15,191
China National Nuclear Power Co. Ltd. Class A	38,700	33,402

LVIP SSGA Emerging Markets Equity Index Fund–7

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
China Northern Rare Earth Group High-Tech Co. Ltd. Class A	7,700	$ 27,746
China Oilfield Services Ltd. Class H	92,000	111,855
China Overseas Land & Investment Ltd.	199,500	526,517
China Overseas Property Holdings Ltd.	70,000	72,911
China Pacific Insurance Group Co. Ltd. Class A	13,300	46,912
China Pacific Insurance Group Co. Ltd. Class H	135,600	301,934
China Petroleum & Chemical Corp. Class A	68,700	43,088
China Petroleum & Chemical Corp. Class H	1,328,000	641,419
China Power International Development Ltd.	276,000	116,688
China Railway Group Ltd. Class A	44,200	35,351
China Railway Signal & Communication Corp. Ltd. Class A	15,545	10,711
†China Rare Earth Resources & Technology Co. Ltd. Class A	2,200	10,406
China Resources Beer Holdings Co. Ltd.	84,000	587,051
China Resources Land Ltd.	166,000	760,302
China Resources Microelectronics Ltd. Class A	2,365	17,912
China Resources Mixc Lifestyle Services Ltd.	34,800	176,776
China Resources Pharmaceutical Group Ltd.	79,500	64,370
China Resources Power Holdings Co. Ltd.	98,000	200,383
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. Class A	2,200	14,814
†China Ruyi Holdings Ltd.	236,000	58,959
China Shenhua Energy Co. Ltd. Class A	12,900	51,253
China Shenhua Energy Co. Ltd. Class H	176,000	508,465
†China Southern Airlines Co. Ltd. Class A	24,700	27,003
†China Southern Airlines Co. Ltd. Class H	94,000	61,178
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
China State Construction Engineering Corp. Ltd. Class A	81,900	$ 63,972
China Taiping Insurance Holdings Co. Ltd.	73,000	90,906
China Three Gorges Renewables Group Co. Ltd. Class A	60,100	48,846
†China Tourism Group Duty Free Corp. Ltd.	3,600	106,080
China Tourism Group Duty Free Corp. Ltd. Class A	3,900	121,196
China Tower Corp. Ltd. Class H	2,268,000	244,076
China United Network Communications Ltd. Class A	65,900	42,469
China Vanke Co. Ltd. Class A	19,000	49,743
China Vanke Co. Ltd. Class H	86,600	175,298
China Yangtze Power Co. Ltd. Class A	44,084	133,171
China Zhenhua Group Science & Technology Co. Ltd. Class A	1,100	18,075
†China Zheshang Bank Co. Ltd. Class A	34,600	14,633
†Chinasoft International Ltd.	142,000	123,527
Chongqing Brewery Co. Ltd. Class A	1,000	18,324
Chongqing Changan Automobile Co. Ltd. Class A	15,700	27,801
Chongqing Fuling Zhacai Group Co. Ltd. Class A	2,000	7,414
Chongqing Rural Commercial Bank Co. Ltd. Class A	18,800	9,546
Chongqing Zhifei Biological Products Co. Ltd. Class A	3,400	42,957
CITIC Ltd.	299,000	315,646
CITIC Securities Co. Ltd. Class A	23,885	68,408
CITIC Securities Co. Ltd. Class H	110,275	222,939
CMOC Group Ltd. Class A	38,400	25,133
CMOC Group Ltd. Class H	180,000	83,019
CNGR Advanced Material Co. Ltd. Class A	900	8,494
CNNC Hua Yuan Titanium Dioxide Co. Ltd. Class A	6,900	6,114

LVIP SSGA Emerging Markets Equity Index Fund–8

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Contemporary Amperex Technology Co. Ltd. Class A	4,800	$ 271,648
COSCO SHIPPING Development Co. Ltd. Class A	21,800	7,589
†COSCO SHIPPING Energy Transportation Co. Ltd. Class A	7,900	13,694
COSCO SHIPPING Holdings Co. Ltd. Class A	26,690	39,507
COSCO SHIPPING Holdings Co. Ltd. Class H	167,150	170,460
COSCO SHIPPING Ports Ltd.	93,473	74,247
Country Garden Holdings Co. Ltd.	533,474	182,485
Country Garden Services Holdings Co. Ltd.	104,000	259,019
CRRC Corp. Ltd. Class A	52,200	38,371
CRRC Corp. Ltd. Class H	221,000	89,188
CSC Financial Co. Ltd. Class A	9,200	31,431
CSPC Pharmaceutical Group Ltd.	466,240	489,808
Daan Gene Co. Ltd. Class A	3,356	7,512
Dali Foods Group Co. Ltd.	104,000	47,434
Daqin Railway Co. Ltd. Class A	31,800	30,557
†Daqo New Energy Corp. ADR	3,100	119,691
DaShenLin Pharmaceutical Group Co. Ltd. Class A	2,100	11,963
DHC Software Co. Ltd. Class A	7,700	6,269
Do-Fluoride New Materials Co. Ltd. Class A	1,700	8,148
Dong-E-E-Jiao Co. Ltd. Class A	1,500	8,782
Dongfang Electric Corp. Ltd. Class A	6,400	19,352
Dongxing Securities Co. Ltd. Class A	7,473	8,299
Dongyue Group Ltd.	75,000	82,538
East Money Information Co. Ltd. Class A	25,804	72,011
Ecovacs Robotics Co. Ltd. Class A	1,000	10,492
ENN Energy Holdings Ltd.	41,200	578,509
ENN Natural Gas Co. Ltd. Class A	5,300	12,275
Eve Energy Co. Ltd. Class A	4,055	51,273
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Everbright Securities Co. Ltd. Class A	8,300	$ 17,754
†Fangda Carbon New Material Co. Ltd. Class A	8,480	7,465
Far East Horizon Ltd.	77,000	60,176
FAW Jiefang Group Co. Ltd. Class A	7,100	7,895
First Capital Securities Co. Ltd. Class A	9,800	7,937
Flat Glass Group Co. Ltd. Class A	3,700	17,729
Flat Glass Group Co. Ltd. Class H	22,000	53,214
Focus Media Information Technology Co. Ltd. Class A	30,700	29,500
Foshan Haitian Flavouring & Food Co. Ltd. Class A	7,560	86,565
Fosun International Ltd.	126,500	103,074
Foxconn Industrial Internet Co. Ltd. Class A	20,752	27,404
Fujian Sunner Development Co. Ltd. Class A	2,800	9,542
Fuyao Glass Industry Group Co. Ltd. Class A	4,300	21,693
Fuyao Glass Industry Group Co. Ltd. Class H	30,800	129,230
Ganfeng Lithium Group Co. Ltd. Class A	3,500	34,996
Ganfeng Lithium Group Co. Ltd. Class H	18,400	137,432
G-bits Network Technology Xiamen Co. Ltd. Class A	100	4,500
†GCL System Integration Technology Co. Ltd. Class A	13,300	5,567
†GCL Technology Holdings Ltd.	1,050,000	266,352
†GD Power Development Co. Ltd. Class A	39,300	24,140
†GDS Holdings Ltd. Class A	44,400	116,611
GEM Co. Ltd. Class A	10,700	11,436
Gemdale Corp. Class A	9,900	14,569
†Genscript Biotech Corp.	60,000	191,020
GF Securities Co. Ltd. Class A	12,900	28,744
GF Securities Co. Ltd. Class H	55,800	80,210
GigaDevice Semiconductor, Inc. Class A	1,452	21,403
†Ginlong Technologies Co. Ltd. Class A	750	19,425
GoerTek, Inc. Class A	7,300	17,673
†GOME Retail Holdings Ltd.	2,132	30

LVIP SSGA Emerging Markets Equity Index Fund–9

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Gotion High-tech Co. Ltd. Class A	3,600	$ 14,930
Great Wall Motor Co. Ltd. Class A	4,900	20,878
Great Wall Motor Co. Ltd. Class H	154,000	200,455
Gree Electric Appliances, Inc. of Zhuhai Class A	6,200	28,825
Greentown China Holdings Ltd.	44,500	64,993
Greentown Service Group Co. Ltd.	74,000	49,109
GRG Banking Equipment Co. Ltd. Class A	5,900	8,436
Guangdong Haid Group Co. Ltd. Class A	3,500	31,079
Guangdong Kinlong Hardware Products Co. Ltd. Class A	700	10,467
Guanghui Energy Co. Ltd. Class A	14,700	19,074
Guangzhou Automobile Group Co. Ltd. Class A	10,400	16,501
Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. Class A	3,200	13,713
Guangzhou Haige Communications Group, Inc. Co. Class A	5,700	6,658
Guangzhou Kingmed Diagnostics Group Co. Ltd. Class A	1,100	12,374
Guangzhou Shiyuan Electronic Technology Co. Ltd. Class A	1,500	12,739
Guangzhou Tinci Materials Technology Co. Ltd. Class A	4,160	26,246
Guangzhou Yuexiu Financial Holdings Group Co. Ltd. Class A	9,595	8,268
Guolian Securities Co. Ltd. Class A	5,300	8,577
Guosen Securities Co. Ltd. Class A	13,900	17,756
Guotai Junan Securities Co. Ltd. Class A	16,100	31,474
Guoyuan Securities Co. Ltd. Class A	10,040	9,142
H World Group Ltd. ADR	9,900	419,958
†Haichang Ocean Park Holdings Ltd.	165,000	33,823
†Haidilao International Holding Ltd.	57,000	163,578
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Haier Smart Home Co. Ltd. Class A	13,400	$ 47,149
Haier Smart Home Co. Ltd. Class H	118,200	402,811
Haitian International Holdings Ltd.	33,000	88,361
Haitong Securities Co. Ltd. Class A	21,100	26,376
Haitong Securities Co. Ltd. Class H	144,800	89,045
Hangzhou First Applied Material Co. Ltd. Class A	2,804	26,799
Hangzhou Lion Electronics Co. Ltd. Class A	1,500	9,192
Hangzhou Oxygen Plant Group Co. Ltd. Class A	2,200	12,456
Hangzhou Robam Appliances Co. Ltd. Class A	2,100	8,386
Hangzhou Silan Microelectronics Co. Ltd. Class A	3,100	14,622
Hangzhou Tigermed Consulting Co. Ltd. Class A	800	12,060
Hangzhou Tigermed Consulting Co. Ltd. Class H	6,200	71,647
Hansoh Pharmaceutical Group Co. Ltd.	60,000	114,074
Heilongjiang Agriculture Co. Ltd. Class A	4,200	8,313
Henan Shenhuo Coal & Power Co. Ltd. Class A	4,800	10,330
Henan Shuanghui Investment & Development Co. Ltd. Class A	7,300	27,229
Hengan International Group Co. Ltd.	32,500	172,588
Hengli Petrochemical Co. Ltd. Class A	12,400	27,701
Hengtong Optic-electric Co. Ltd. Class A	4,600	9,965
Hengyi Petrochemical Co. Ltd. Class A	8,070	8,161
Hesteel Co. Ltd. Class A	28,400	9,233
Hithink RoyalFlush Information Network Co. Ltd. Class A	1,200	17,022
Hongfa Technology Co. Ltd. Class A	680	3,272
Hopson Development Holdings Ltd.	43,668	42,966

LVIP SSGA Emerging Markets Equity Index Fund–10

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Hoshine Silicon Industry Co. Ltd. Class A	1,100	$ 13,124
†Hua Hong Semiconductor Ltd.	30,000	104,735
Huadian Power International Corp. Ltd. Class A	17,900	15,140
Huadong Medicine Co. Ltd. Class A	3,700	24,909
Huafon Chemical Co. Ltd. Class A	10,800	10,564
Huagong Tech Co. Ltd. Class A	2,400	5,665
Huaibei Mining Holdings Co. Ltd. Class A	5,200	9,575
Hualan Biological Engineering, Inc. Class A	4,020	13,086
†Huaneng Power International, Inc. Class A	20,200	22,113
†Huaneng Power International, Inc. Class H	202,000	95,495
Huatai Securities Co. Ltd. Class A	16,100	29,506
Huatai Securities Co. Ltd. Class H	78,000	89,238
Huaxi Securities Co. Ltd. Class A	6,300	6,824
Huaxia Bank Co. Ltd. Class A	26,400	19,710
Huaxin Cement Co. Ltd. Class A	3,200	6,822
Huayu Automotive Systems Co. Ltd. Class A	6,800	16,952
Hubei Xingfa Chemicals Group Co. Ltd. Class A	2,400	10,012
Huizhou Desay Sv Automotive Co. Ltd. Class A	1,200	18,184
Humanwell Healthcare Group Co. Ltd. Class A	3,600	12,372
Hunan Valin Steel Co. Ltd. Class A	15,700	10,615
Hundsun Technologies, Inc. Class A	4,144	24,119
†Hygeia Healthcare Holdings Co. Ltd.	17,200	123,401
Iflytek Co. Ltd. Class A	4,900	23,141
Imeik Technology Development Co. Ltd. Class A	400	32,588
Industrial & Commercial Bank of China Ltd. Class A	122,900	76,727
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Industrial & Commercial Bank of China Ltd. Class H	2,926,000	$ 1,506,962
Industrial Bank Co. Ltd. Class A	40,996	103,733
Industrial Securities Co. Ltd. Class A	14,342	11,842
Ingenic Semiconductor Co. Ltd. Class A	1,000	10,133
Inner Mongolia BaoTou Steel Union Co. Ltd. Class A	97,500	26,929
Inner Mongolia Dian Tou Energy Corp. Ltd. Class A	4,100	7,278
Inner Mongolia ERDOS Resources Co. Ltd. Class A	2,500	5,463
Inner Mongolia Junzheng Energy & Chemical Industry Group Co. Ltd. Class A	18,300	10,503
Inner Mongolia Yili Industrial Group Co. Ltd. Class A	12,500	55,742
Inner Mongolia Yitai Coal Co. Ltd. Class B	55,200	72,919
Inner Mongolia Yuan Xing Energy Co. Ltd. Class A	8,300	9,361
†Innovent Biologics, Inc.	54,000	231,761
Inspur Electronic Information Industry Co. Ltd. Class A	3,260	10,092
†iQIYI, Inc. ADR	17,300	91,690
JA Solar Technology Co. Ltd. Class A	4,780	41,318
Jafron Biomedical Co. Ltd. Class A	1,710	7,618
Jason Furniture Hangzhou Co. Ltd. Class A	1,820	11,182
JCET Group Co. Ltd. Class A	4,000	13,263
†JD Health International, Inc.	57,350	524,239
JD.com, Inc. Class A	111,521	3,146,125
Jiangsu Eastern Shenghong Co. Ltd. Class A	8,400	15,757
Jiangsu Expressway Co. Ltd. Class H	62,000	56,635
Jiangsu Hengli Hydraulic Co. Ltd. Class A	2,832	25,726
Jiangsu Hengrui Medicine Co. Ltd. Class A	13,322	73,838
Jiangsu King's Luck Brewery JSC Ltd. Class A	2,700	19,769

LVIP SSGA Emerging Markets Equity Index Fund–11

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. Class A	2,900	$ 66,955
Jiangsu Yangnong Chemical Co. Ltd. Class A	700	10,462
Jiangsu Yoke Technology Co. Ltd. Class A	1,000	7,246
Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. Class A	2,300	10,541
Jiangsu Zhongtian Technology Co. Ltd. Class A	7,500	17,424
Jiangxi Copper Co. Ltd. Class A	4,900	12,286
Jiangxi Copper Co. Ltd. Class H	56,000	82,650
†Jiangxi Special Electric Motor Co. Ltd. Class A	3,600	9,037
JiuGui Liquor Co. Ltd. Class A	700	13,890
Jiumaojiu International Holdings Ltd.	37,000	98,835
Jizhong Energy Resources Co. Ltd. Class A	7,400	6,770
Joincare Pharmaceutical Group Industry Co. Ltd. Class A	4,600	7,471
Joinn Laboratories China Co. Ltd. Class A	1,036	8,705
Jointown Pharmaceutical Group Co. Ltd. Class A	4,300	8,066
Jonjee Hi-Tech Industrial & Commercial Holding Co. Ltd. Class A	1,731	9,181
JOYY, Inc. ADR	2,400	75,816
Juewei Food Co. Ltd. Class A	1,400	12,303
†Kanzhun Ltd. ADR	9,400	191,478
†KE Holdings, Inc. ADR	34,400	480,224
Keda Industrial Group Co. Ltd.	4,000	8,176
†Kingdee International Software Group Co. Ltd.	137,000	293,818
Kingsoft Corp. Ltd.	48,600	162,510
†Koolearn Technology Holding Ltd.	20,500	137,884
†Kuaishou Technology	90,700	825,607
Kuang-Chi Technologies Co. Ltd. Class A	4,700	11,507
Kunlun Energy Co. Ltd.	198,000	141,294
Kweichow Moutai Co. Ltd. Class A	2,500	621,071
LB Group Co. Ltd. Class A	5,100	13,880
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Lenovo Group Ltd.	380,000	$ 312,064
Lens Technology Co. Ltd. Class A	10,600	16,056
Lepu Medical Technology Beijing Co. Ltd. Class A	4,000	13,217
†Li Auto, Inc.	56,800	558,871
Li Ning Co. Ltd.	122,000	1,058,940
Liaoning Port Co. Ltd. Class A	33,300	7,760
†Lingyi iTech Guangdong Co. Class A	15,300	9,992
Livzon Pharmaceutical Group, Inc. Class A	1,400	6,541
Longfor Group Holdings Ltd.	95,500	297,312
LONGi Green Energy Technology Co. Ltd. Class A	14,972	91,016
Lufax Holding Ltd. ADR	34,500	66,930
=Luoyang Xinqianglian Slewing Bearing Co. Ltd. Class A	760	5,825
Luxi Chemical Group Co. Ltd. Class A	4,300	7,664
Luxshare Precision Industry Co. Ltd. Class A	13,887	63,425
Luzhou Laojiao Co. Ltd. Class A	2,900	93,562
Mango Excellent Media Co. Ltd. Class A	3,900	16,842
Maxscend Microelectronics Co. Ltd. Class A	1,152	18,941
†Meinian Onehealth Healthcare Holdings Co. Ltd. Class A	5,400	4,762
†Meituan Class B	228,000	5,103,050
Metallurgical Corp. of China Ltd. Class A	38,800	17,749
Ming Yang Smart Energy Group Ltd. Class A	4,600	16,715
Minth Group Ltd.	38,000	102,967
Montage Technology Co. Ltd. Class A	2,464	22,188
Muyuan Foods Co. Ltd. Class A	11,050	77,490
Nanjing King-Friend Biochemical Pharmaceutical Co. Ltd. Class A	3,615	9,381
NARI Technology Co. Ltd. Class A	14,236	49,967
NAURA Technology Group Co. Ltd. Class A	1,100	35,650
NavInfo Co. Ltd. Class A	5,200	8,243
NetEase, Inc.	102,200	1,499,196

LVIP SSGA Emerging Markets Equity Index Fund–12

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
New China Life Insurance Co. Ltd. Class A	4,500	$ 19,472
New China Life Insurance Co. Ltd. Class H	44,400	108,647
†New Hope Liuhe Co. Ltd. Class A	9,700	18,014
†New Oriental Education & Technology Group, Inc. ADR	119	4,144
†New Oriental Education & Technology Group, Inc.	77,800	284,071
Ninestar Corp. Class A	3,200	23,886
Ningbo Deye Technology Co. Ltd. Class A	400	19,057
†Ningbo Joyson Electronic Corp. Class A	3,000	6,063
Ningbo Orient Wires & Cables Co. Ltd. Class A	1,400	13,660
Ningbo Ronbay New Energy Technology Co. Ltd. Class A	960	9,494
Ningbo Shanshan Co. Ltd. Class A	4,700	12,305
Ningbo Tuopu Group Co. Ltd. Class A	2,400	20,224
Ningxia Baofeng Energy Group Co. Ltd. Class A	13,200	22,919
†NIO, Inc. ADR	70,700	689,325
Nongfu Spring Co. Ltd. Class H	91,800	518,661
North Industries Group Red Arrow Co. Ltd. Class A	3,200	9,041
Offshore Oil Engineering Co. Ltd. Class A	10,800	9,415
†OFILM Group Co. Ltd. Class A	7,300	4,946
Oppein Home Group, Inc. Class A	1,100	19,230
Orient Securities Co. Ltd. Class A	16,416	21,111
Ovctek China, Inc. Class A	1,869	9,598
†Pangang Group Vanadium Titanium & Resources Co. Ltd. Class A	20,731	14,106
People's Insurance Co. Group of China Ltd. Class A	16,200	12,165
People's Insurance Co. Group of China Ltd. Class H	424,000	140,691
Perfect World Co. Ltd. Class A	4,250	7,777
PetroChina Co. Ltd. Class A	47,200	33,745
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
PetroChina Co. Ltd. Class H	1,100,000	$ 503,110
Pharmaron Beijing Co. Ltd. Class A	2,200	21,520
Pharmaron Beijing Co. Ltd. Class H	10,200	70,762
PICC Property & Casualty Co. Ltd. Class H	356,000	337,964
†Pinduoduo, Inc. ADR	26,200	2,136,610
Ping An Bank Co. Ltd. Class A	37,892	71,732
†Ping An Healthcare & Technology Co. Ltd.	25,700	70,132
Ping An Insurance Group Co. of China Ltd. Class A	21,000	141,980
Ping An Insurance Group Co. of China Ltd. Class H	327,500	2,167,124
Pingdingshan Tianan Coal Mining Co. Ltd. Class A	4,900	7,620
Poly Developments & Holdings Group Co. Ltd. Class A	23,300	50,711
Pop Mart International Group Ltd.	28,400	72,115
Postal Savings Bank of China Co. Ltd. Class A	56,700	37,682
Power Construction Corp. of China Ltd. Class A	32,800	33,405
Proya Cosmetics Co. Ltd. Class A	280	6,746
Pylon Technologies Co. Ltd.	346	15,711
†Qinghai Salt Lake Industry Co. Ltd. Class A	11,800	38,515
Raytron Technology Co. Ltd. Class A	1,009	5,398
Riyue Heavy Industry Co. Ltd. Class A	2,200	6,424
Rongsheng Petrochemical Co. Ltd. Class A	21,450	37,953
SAIC Motor Corp. Ltd. Class A	16,400	33,995
Sailun Group Co. Ltd. Class A	6,800	9,801
Sangfor Technologies, Inc. Class A	900	14,571
Sany Heavy Equipment International Holdings Co. Ltd.	57,000	58,567
Sany Heavy Industry Co. Ltd. Class A	18,000	40,911
Satellite Chemical Co. Ltd. Class A	7,378	16,451
Sealand Securities Co. Ltd. Class A	14,600	6,994

LVIP SSGA Emerging Markets Equity Index Fund–13

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
†Seazen Holdings Co. Ltd. Class A	4,800	$ 14,155
SF Holding Co. Ltd. Class A	9,600	79,764
SG Micro Corp. Class A	825	20,483
Shaanxi Coal Industry Co. Ltd. Class A	19,000	50,782
Shan Xi Hua Yang Group New Energy Co. Ltd. Class A	5,100	10,454
Shandong Buchang Pharmaceuticals Co. Ltd. Class A	2,700	8,160
Shandong Gold Mining Co. Ltd. Class A	8,380	23,097
Shandong Gold Mining Co. Ltd. Class H	36,500	67,712
Shandong Hualu Hengsheng Chemical Co. Ltd. Class A	4,610	21,983
Shandong Linglong Tyre Co. Ltd. Class A	3,200	9,427
Shandong Nanshan Aluminum Co. Ltd. Class A	27,000	12,701
Shandong Sun Paper Industry JSC Ltd. Class A	5,900	9,777
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	131,200	215,488
Shanghai Bairun Investment Holding Group Co. Ltd. Class A	2,284	12,275
Shanghai Baosight Software Co. Ltd. Class A	3,107	20,023
Shanghai Baosight Software Co. Ltd. Class B	25,740	79,665
Shanghai Construction Group Co. Ltd. Class A	20,800	7,779
†Shanghai Electric Group Co. Ltd. Class A	28,400	16,096
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class A	4,400	22,305
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	25,000	80,072
Shanghai Friendess Electronic Technology Corp. Ltd. Class A	312	9,743
Shanghai Fudan Microelectronics Group	14,000	52,912
†Shanghai International Airport Co. Ltd. Class A	2,100	17,433
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Shanghai International Port Group Co. Ltd. Class A	20,500	$ 15,747
Shanghai Jinjiang International Hotels Co. Ltd. Class A	2,000	16,787
†Shanghai Junshi Biosciences Co. Ltd. Class A	1,496	13,471
Shanghai Lingang Holdings Corp. Ltd. Class A	5,540	9,499
Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd. Class B	56,620	45,749
Shanghai M&G Stationery, Inc. Class A	2,000	15,818
Shanghai Medicilon, Inc. Class A	193	5,938
Shanghai Pharmaceuticals Holding Co. Ltd. Class A	6,400	16,415
Shanghai Pharmaceuticals Holding Co. Ltd. Class H	38,800	64,522
Shanghai Pudong Development Bank Co. Ltd. Class A	61,000	63,881
Shanghai Putailai New Energy Technology Co. Ltd. Class A	2,960	22,095
Shanghai RAAS Blood Products Co. Ltd. Class A	15,800	14,410
Shanghai Yuyuan Tourist Mart Group Co. Ltd. Class A	8,600	9,414
Shanxi Coking Coal Energy Group Co. Ltd. Class A	8,970	15,032
Shanxi Lu'an Environmental Energy Development Co. Ltd. Class A	6,700	16,240
Shanxi Meijin Energy Co. Ltd. Class A	9,400	12,197
Shanxi Securities Co. Ltd. Class A	9,350	7,128
Shanxi Taigang Stainless Steel Co. Ltd. Class A	12,800	7,954
Shanxi Xinghuacun Fen Wine Factory Co. Ltd. Class A	2,380	97,570
Shenghe Resources Holding Co. Ltd. Class A	3,900	7,854
Shengyi Technology Co. Ltd. Class A	5,100	10,572
Shennan Circuits Co. Ltd. Class A	1,120	11,624

LVIP SSGA Emerging Markets Equity Index Fund–14

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Shenwan Hongyuan Group Co. Ltd. Class A	48,200	$ 27,596
Shenzhen Capchem Technology Co. Ltd. Class A	1,680	10,505
Shenzhen Dynanonic Co. Ltd. Class A	300	9,908
Shenzhen Energy Group Co. Ltd. Class A	10,300	9,423
Shenzhen Inovance Technology Co. Ltd. Class A	5,550	55,486
Shenzhen Kangtai Biological Products Co. Ltd. Class A	2,460	11,158
Shenzhen Kedali Industry Co. Ltd. Class A	500	8,545
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A	2,400	109,085
Shenzhen New Industries Biomedical Engineering Co. Ltd. Class A	1,500	10,819
Shenzhen Overseas Chinese Town Co. Ltd. Class A	17,844	13,681
Shenzhen Salubris Pharmaceuticals Co. Ltd. Class A	2,400	11,341
Shenzhen SC New Energy Technology Corp. Class A	800	13,121
Shenzhen Senior Technology Material Co. Ltd. Class A	2,494	7,627
Shenzhen Sunlord Electronics Co. Ltd. Class A	1,900	7,155
Shenzhen Transsion Holdings Co. Ltd. Class A	1,423	16,278
Shenzhou International Group Holdings Ltd.	43,100	484,813
Shijiazhuang Yiling Pharmaceutical Co. Ltd. Class A	3,640	15,687
Sichuan Chuantou Energy Co. Ltd. Class A	8,000	14,074
Sichuan Hebang Biotechnology Co. Ltd. Class A	20,300	8,877
Sichuan Kelun Pharmaceutical Co. Ltd. Class A	3,300	12,632
†Sichuan New Energy Power Co. Ltd.	3,200	8,212
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Sichuan Road and Bridge Group Co. Ltd. Class A	10,600	$ 16,956
Sichuan Swellfun Co. Ltd. Class A	1,000	12,144
Sichuan Yahua Industrial Group Co. Ltd. Class A	2,600	8,696
Sieyuan Electric Co. Ltd. Class A	1,800	9,896
Silergy Corp.	17,000	241,431
Sinoma Science & Technology Co. Ltd. Class A	3,700	11,406
Sinomine Resource Group Co. Ltd. Class A	1,000	9,589
Sinopec Shanghai Petrochemical Co. Ltd. Class A	16,700	7,471
†Skshu Paint Co. Ltd. Class A	780	12,772
Smoore International Holdings Ltd.	92,000	142,854
Songcheng Performance Development Co. Ltd. Class A	5,720	12,013
SooChow Securities Co. Ltd. Class A	11,280	10,596
Southwest Securities Co. Ltd. Class A	15,900	8,577
StarPower Semiconductor Ltd. Class A	300	14,211
=†Sunac China Holdings Ltd.	273,000	40,047
Sungrow Power Supply Co. Ltd. Class A	3,100	49,855
Sunny Optical Technology Group Co. Ltd.	37,100	441,324
Sunwoda Electronic Co. Ltd. Class A	3,700	11,257
Suzhou Dongshan Precision Manufacturing Co. Ltd. Class A	3,800	13,518
Suzhou Maxwell Technologies Co. Ltd. Class A	300	17,773
Suzhou TA&A Ultra Clean Technology Co. Ltd. Class A	1,200	9,646
†TAL Education Group ADR	23,300	164,265
Tangshan Jidong Cement Co. Ltd. Class A	5,700	6,748
TBEA Co. Ltd. Class A	8,200	23,686
TCL Technology Group Corp. Class A	29,800	15,947
TCL Zhonghuan Renewable Energy Technology Co. Ltd. Class A	6,900	37,380

LVIP SSGA Emerging Markets Equity Index Fund–15

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Tencent Holdings Ltd.	323,400	$ 13,838,485
†Tencent Music Entertainment Group ADR	36,600	303,048
Thunder Software Technology Co. Ltd. Class A	900	12,985
Tianjin 712 Communication & Broadcasting Co. Ltd. Class A	1,800	9,042
Tianma Microelectronics Co. Ltd. Class A	5,500	6,852
†Tianqi Lithium Corp. Class A	3,200	36,361
Tianshan Aluminum Group Co. Ltd. Class A	9,100	10,106
Tianshui Huatian Technology Co. Ltd. Class A	7,400	8,825
†Tibet Summit Resources Co. Ltd. Class A	2,000	6,594
Tingyi Cayman Islands Holding Corp.	100,000	176,543
Titan Wind Energy Suzhou Co. Ltd. Class A	4,100	8,923
Toly Bread Co. Ltd. Class A	3,080	6,823
†Tongcheng Travel Holdings Ltd.	62,000	149,173
†TongFu Microelectronics Co. Ltd. Class A	3,232	7,662
Tongkun Group Co. Ltd. Class A	5,300	11,017
Tongling Nonferrous Metals Group Co. Ltd. Class A	24,800	11,131
Tongwei Co. Ltd. Class A	9,500	52,722
†Topchoice Medical Corp. Class A	700	15,405
Topsports International Holdings Ltd.	95,000	75,338
TravelSky Technology Ltd. Class H	48,000	101,468
Trina Solar Co. Ltd. Class A	4,606	42,246
†Trip.com Group Ltd. ADR	28,200	970,080
Tsingtao Brewery Co. Ltd. Class A	1,500	23,196
Tsingtao Brewery Co. Ltd. Class H	32,000	316,087
Unigroup Guoxin Microelectronics Co. Ltd. Class A	1,819	34,492
Uni-President China Holdings Ltd.	66,000	66,038
Unisplendour Corp. Ltd. Class A	6,180	17,344
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
†Vipshop Holdings Ltd. ADR	21,600	$ 294,624
Walvax Biotechnology Co. Ltd. Class A	3,400	19,657
Wanhua Chemical Group Co. Ltd. Class A	6,120	81,565
Want Want China Holdings Ltd.	242,000	161,841
†Weibo Corp. ADR	3,600	68,832
Weichai Power Co. Ltd. Class A	15,100	22,112
Weichai Power Co. Ltd. Class H	98,000	131,580
Weihai Guangwei Composites Co. Ltd. Class A	1,200	12,472
Wens Foodstuffs Group Co. Ltd. Class A	13,620	38,460
Western Mining Co. Ltd. Class A	5,000	7,336
Western Securities Co. Ltd. Class A	10,500	9,198
Western Superconducting Technologies Co. Ltd. Class A	1,055	14,370
Westone Information Industry, Inc. Class A	1,900	8,344
Will Semiconductor Co. Ltd. Shanghai Class A	2,565	28,444
Wingtech Technology Co. Ltd. Class A	2,700	20,422
Wuchan Zhongda Group Co. Ltd. Class A	10,800	7,473
Wuhan Guide Infrared Co. Ltd. Class A	7,170	11,345
Wuliangye Yibin Co. Ltd. Class A	7,500	194,942
WUS Printed Circuit Kunshan Co. Ltd. Class A	4,410	7,549
WuXi AppTec Co. Ltd. Class A	5,432	63,293
WuXi AppTec Co. Ltd. Class H	18,556	196,009
†Wuxi Biologics Cayman, Inc.	188,000	1,441,531
Wuxi Shangji Automation Co. Ltd. Class A	800	12,181
XCMG Construction Machinery Co. Ltd. Class A	17,700	12,909
Xiamen C & D, Inc. Class A	6,800	13,352
Xiamen Faratronic Co. Ltd. Class A	500	11,499
Xiamen Tungsten Co. Ltd. Class A	3,300	9,280
†Xiaomi Corp. Class B	792,200	1,110,335

LVIP SSGA Emerging Markets Equity Index Fund–16

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Xinjiang Goldwind Science & Technology Co. Ltd. Class A	8,100	$ 12,817
Xinjiang Goldwind Science & Technology Co. Ltd. Class H	38,800	34,548
Xinjiang Zhongtai Chemical Co. Ltd. Class A	5,800	6,224
Xinyi Solar Holdings Ltd.	254,546	281,762
†XPeng, Inc.	44,000	216,182
†XPeng, Inc. ADR	59	586
Xtep International Holdings Ltd.	67,000	74,593
Yadea Group Holdings Ltd.	62,000	103,738
Yangzhou Yangjie Electronic Technology Co. Ltd. Class A	1,100	8,323
Yankuang Energy Group Co. Ltd. Class A	5,500	26,568
Yankuang Energy Group Co. Ltd. Class H	78,000	237,834
Yantai Jereh Oilfield Services Group Co. Ltd. Class A	2,100	8,431
Yealink Network Technology Corp. Ltd. Class A	1,850	16,124
Yifeng Pharmacy Chain Co. Ltd. Class A	1,538	14,124
†Yihai International Holding Ltd.	24,000	84,864
Yihai Kerry Arawana Holdings Co. Ltd. Class A	2,992	18,748
Yintai Gold Co. Ltd. Class A	6,680	10,609
YongXing Special Materials Technology Co. Ltd. Class A	900	11,933
Yonyou Network Technology Co. Ltd. Class A	7,340	25,520
Youngor Group Co. Ltd. Class A	11,200	10,198
†Youngy Co. Ltd. Class A	600	8,450
YTO Express Group Co. Ltd. Class A	7,600	21,964
†Yuan Longping High-tech Agriculture Co. Ltd. Class A	3,000	6,935
Yuexiu Property Co. Ltd.	71,400	86,443
Yum China Holdings, Inc.	21,700	1,185,905
Yunda Holding Co. Ltd. Class A	6,330	13,094
Yunnan Aluminium Co. Ltd. Class A	7,800	12,477
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Yunnan Baiyao Group Co. Ltd. Class A	3,780	$ 29,558
Yunnan Botanee Bio-Technology Group Co. Ltd. Class A	600	12,881
Yunnan Energy New Material Co. Ltd. Class A	1,900	35,883
Yunnan Tin Co. Ltd. Class A	3,900	7,910
†Yunnan Yuntianhua Co. Ltd.	4,200	12,712
†Zai Lab Ltd. ADR	4,500	138,150
Zangge Mining Co. Ltd. Class A	3,500	13,075
Zhangzhou Pientzehuang Pharmaceutical Co. Ltd. Class A	1,200	49,794
†Zhaojin Mining Industry Co. Ltd. Class H	60,500	67,279
Zhefu Holding Group Co. Ltd. Class A	13,300	7,481
†Zhejiang Century Huatong Group Co. Ltd. Class A	16,340	8,955
Zhejiang China Commodities City Group Co. Ltd. Class A	13,100	9,874
Zhejiang Chint Electrics Co. Ltd. Class A	4,700	18,728
Zhejiang Dahua Technology Co. Ltd. Class A	6,600	10,738
Zhejiang Dingli Machinery Co. Ltd. Class A	1,140	7,847
Zhejiang Expressway Co. Ltd. Class H	70,000	53,898
Zhejiang HangKe Technology, Inc.Co. Class A	913	5,749
Zhejiang Huahai Pharmaceutical Co. Ltd. Class A	3,320	10,440
Zhejiang Huayou Cobalt Co. Ltd. Class A	3,360	26,888
Zhejiang Jingsheng Mechanical & Electrical Co. Ltd. Class A	2,800	25,601
Zhejiang Jiuzhou Pharmaceutical Co. Ltd. Class A	1,800	10,986
Zhejiang Juhua Co. Ltd. Class A	6,100	13,610
Zhejiang NHU Co. Ltd. Class A	6,764	18,244
Zhejiang Supor Co. Ltd. Class A	1,200	8,538

LVIP SSGA Emerging Markets Equity Index Fund–17

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Zhejiang Weiming Environment Protection Co. Ltd. Class A	3,900	$ 10,396
Zhejiang Weixing New Building Materials Co. Ltd. Class A	3,600	11,051
Zhejiang Wolwo Bio-Pharmaceutical Co. Ltd. Class A	1,200	9,511
Zhejiang Yongtai Technology Co. Ltd. Class A	2,000	6,280
Zheshang Securities Co. Ltd. Class A	8,400	11,999
†ZhongAn Online P&C Insurance Co. Ltd. Class H	36,100	99,437
Zhongji Innolight Co. Ltd. Class A	1,800	6,999
Zhongsheng Group Holdings Ltd.	30,500	156,887
Zhongtai Securities Co. Ltd. Class A	12,500	11,526
Zhuzhou CRRC Times Electric Co. Ltd. Class A	1,228	9,640
Zhuzhou CRRC Times Electric Co. Ltd. Class H	28,000	139,005
Zhuzhou Hongda Electronics Corp. Ltd. Class A	900	5,715
Zhuzhou Kibing Group Co. Ltd. Class A	5,810	9,519
†Zibo Qixiang Tengda Chemical Co. Ltd. Class A	5,300	5,367
Zijin Mining Group Co. Ltd. Class A	40,200	57,828
Zijin Mining Group Co. Ltd. Class H	296,000	401,217
Zoomlion Heavy Industry Science & Technology Co. Ltd. Class A	16,000	12,521
ZTE Corp. Class A	8,500	31,620
ZTE Corp. Class H	38,000	83,736
ZTO Express Cayman, Inc. ADR	21,900	588,453
		92,401,811
Colombia–0.06%
Bancolombia SA	13,058	113,437
Interconexion Electrica SA ESP	22,530	98,564
		212,001
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Czech Republic–0.14%
CEZ AS	8,301	$ 282,836
Komercni Banka AS	3,877	112,370
Moneta Money Bank AS	16,566	55,711
		450,917
Egypt–0.09%
Commercial International Bank Egypt SAE	131,864	221,481
Eastern Co. SAE	59,043	34,178
†Egyptian Financial Group-Hermes Holding Co.	38,836	28,050
		283,709
Greece–0.32%
†Alpha Services & Holdings SA	112,868	120,819
†Eurobank Ergasias Services & Holdings SA Class A	132,055	149,133
Hellenic Telecommunications Organization SA	10,217	159,568
JUMBO SA	5,883	100,633
Mytilineos SA	5,112	111,084
†National Bank of Greece SA	28,129	112,825
OPAP SA	10,403	147,328
†Public Power Corp. SA	10,586	74,280
Terna Energy SA	2,930	63,920
		1,039,590
Hong Kong–2.21%
†Alibaba Health Information Technology Ltd.	240,000	204,473
Bank of Communications Co. Ltd. Class H	448,000	257,707
BOC Aviation Ltd.	10,600	88,475
Bosideng International Holdings Ltd.	166,000	78,901
China Cinda Asset Management Co. Ltd. Class H	446,000	61,711
China Construction Bank Corp. Class H	4,973,000	3,115,512
China Gas Holdings Ltd.	153,600	223,548
China Merchants Port Holdings Co. Ltd.	73,376	107,543
China Minsheng Banking Corp. Ltd. Class H	313,500	108,444
China National Building Material Co. Ltd. Class H	198,000	162,602
China Railway Group Ltd. Class H	214,000	112,957
China Resources Cement Holdings Ltd.	124,000	65,769

LVIP SSGA Emerging Markets Equity Index Fund–18

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Hong Kong (continued)
China Resources Gas Group Ltd.	46,900	$ 176,053
China State Construction International Holdings Ltd.	104,000	116,852
China Traditional Chinese Medicine Holdings Co. Ltd.	142,000	64,583
Chow Tai Fook Jewellery Group Ltd.	102,800	209,671
Dongfeng Motor Group Co. Ltd. Class H	146,000	83,798
Geely Automobile Holdings Ltd.	313,000	457,142
Guangdong Investment Ltd.	148,000	151,499
Guangzhou Automobile Group Co. Ltd. Class H	150,000	101,083
Kingboard Holdings Ltd.	33,500	106,653
Kingboard Laminates Holdings Ltd.	47,500	52,214
†Microport Scientific Corp.	32,358	85,191
Nine Dragons Paper Holdings Ltd.	83,000	75,711
Orient Overseas International Ltd.	7,000	126,450
Postal Savings Bank of China Co. Ltd. Class H	411,000	255,379
Shenzhen International Holdings Ltd.	63,226	62,048
=†Shimao Group Holdings Ltd.	108,000	15,289
Sino Biopharmaceutical Ltd.	532,000	311,480
Sinopharm Group Co. Ltd. Class H	68,000	172,843
†Super Hi International Holding Ltd.	5,700	7,259
Vinda International Holdings Ltd.	19,000	55,987
		7,274,827
Hungary–0.19%
MOL Hungarian Oil & Gas PLC	20,873	145,608
OTP Bank Nyrt	11,742	318,264
Richter Gedeon Nyrt	7,079	157,523
		621,395
India–14.32%
ABB India Ltd.	2,708	87,823
ACC Ltd.	3,827	112,946
Adani Enterprises Ltd.	14,711	686,090
†Adani Green Energy Ltd.	16,327	381,246
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
India (continued)
Adani Ports & Special Economic Zone Ltd.	27,170	$ 268,679
†Adani Power Ltd.	39,320	142,370
Adani Total Gas Ltd.	14,309	638,716
†Adani Transmission Ltd.	14,380	450,059
Ambuja Cements Ltd.	31,396	198,896
Apollo Hospitals Enterprise Ltd.	5,272	285,337
Asian Paints Ltd.	19,931	743,925
AU Small Finance Bank Ltd.	8,034	63,554
Aurobindo Pharma Ltd.	13,279	70,352
†Avenue Supermarts Ltd.	8,444	415,285
Axis Bank Ltd.	117,880	1,330,478
Bajaj Auto Ltd.	3,669	160,369
Bajaj Finance Ltd.	14,128	1,122,863
Bajaj Finserv Ltd.	19,678	368,169
Bajaj Holdings & Investment Ltd.	1,366	94,803
Balkrishna Industries Ltd.	3,916	100,882
†Bandhan Bank Ltd.	32,685	92,528
Berger Paints India Ltd.	12,258	86,138
Bharat Electronics Ltd.	192,475	232,422
Bharat Forge Ltd.	12,910	137,300
Bharat Petroleum Corp. Ltd.	45,829	183,083
Bharti Airtel Ltd.	115,110	1,121,602
Biocon Ltd.	21,387	67,692
Britannia Industries Ltd.	5,577	290,374
Cholamandalam Investment & Finance Co. Ltd.	21,668	189,336
Cipla Ltd.	24,931	324,242
Coal India Ltd.	81,148	220,747
Colgate-Palmolive India Ltd.	6,242	115,914
Container Corp. Of India Ltd.	13,904	124,166
Dabur India Ltd.	32,614	221,336
Divi's Laboratories Ltd.	6,942	286,407
DLF Ltd.	31,479	142,689
Dr Reddy's Laboratories Ltd.	5,998	307,226
Eicher Motors Ltd.	7,160	279,351
GAIL India Ltd.	117,955	136,946
†Godrej Consumer Products Ltd.	21,558	227,762
†Godrej Properties Ltd.	6,371	94,314
Grasim Industries Ltd.	13,795	287,389
Havells India Ltd.	13,219	175,755
HCL Technologies Ltd.	56,459	709,269
HDFC Life Insurance Co. Ltd.	49,999	342,221
Hero MotoCorp Ltd.	5,799	191,981

LVIP SSGA Emerging Markets Equity Index Fund–19

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
India (continued)
Hindalco Industries Ltd.	70,401	$ 402,808
Hindustan Petroleum Corp. Ltd.	32,424	92,161
Hindustan Unilever Ltd.	42,651	1,320,335
Housing Development Finance Corp. Ltd.	89,200	2,843,877
ICICI Bank Ltd.	266,408	2,868,724
ICICI Lombard General Insurance Co. Ltd.	12,704	189,923
ICICI Prudential Life Insurance Co. Ltd.	18,159	99,059
Indian Hotels Co. Ltd.	43,845	168,877
Indian Oil Corp. Ltd.	143,685	132,865
Indian Railway Catering & Tourism Corp. Ltd.	12,251	94,729
Indraprastha Gas Ltd.	15,891	79,513
Indus Towers Ltd.	34,103	78,507
Info Edge India Ltd.	3,742	177,852
Infosys Ltd.	174,078	3,173,510
†InterGlobe Aviation Ltd.	4,866	118,089
ITC Ltd.	153,935	616,912
Jindal Steel & Power Ltd.	20,905	146,712
JSW Steel Ltd.	37,790	350,835
Jubilant Foodworks Ltd.	20,099	124,158
Kotak Mahindra Bank Ltd.	28,899	638,290
Larsen & Toubro Infotech Ltd.	4,587	242,041
Larsen & Toubro Ltd.	35,690	899,821
Lupin Ltd.	10,258	90,974
Mahindra & Mahindra Ltd.	45,252	683,293
Marico Ltd.	26,170	161,281
Maruti Suzuki India Ltd.	6,285	637,738
Mphasis Ltd.	4,299	102,515
MRF Ltd.	95	101,666
Muthoot Finance Ltd.	6,048	77,715
Nestle India Ltd.	1,760	417,099
NTPC Ltd.	199,886	402,164
Oil & Natural Gas Corp. Ltd.	132,596	235,204
Page Industries Ltd.	312	161,550
Petronet LNG Ltd.	38,212	99,514
PI Industries Ltd.	3,850	159,152
Pidilite Industries Ltd.	7,993	246,384
Power Grid Corp. of India Ltd.	163,639	422,696
Reliance Industries Ltd.	157,459	4,848,055
Samvardhana Motherson International Ltd.	108,172	96,953
SBI Cards & Payment Services Ltd.	11,922	114,637
SBI Life Insurance Co. Ltd.	23,192	345,175
Shree Cement Ltd.	549	154,550
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
India (continued)
Shriram Transport Finance Co. Ltd.	12,526	$ 208,474
Siemens Ltd.	3,617	123,572
SRF Ltd.	7,810	216,217
State Bank of India	92,885	689,031
Sun Pharmaceutical Industries Ltd.	49,964	604,786
Tata Consultancy Services Ltd.	47,289	1,861,551
Tata Consumer Products Ltd.	28,441	263,663
Tata Elxsi Ltd.	1,745	132,587
†Tata Motors Ltd.	86,495	405,605
Tata Power Co. Ltd.	73,370	184,201
Tata Steel Ltd.	381,628	519,647
Tech Mahindra Ltd.	30,413	373,646
Titan Co. Ltd.	18,488	580,474
Torrent Pharmaceuticals Ltd.	5,140	96,339
Trent Ltd.	9,271	151,437
Tube Investments of India Ltd.	5,462	183,247
TVS Motor Co. Ltd.	10,974	143,977
UltraTech Cement Ltd.	5,270	443,300
†United Spirits Ltd.	14,773	156,703
UPL Ltd.	25,068	217,000
Varun Beverages Ltd.	11,691	186,896
Vedanta Ltd.	37,908	141,313
Wipro Ltd.	71,819	340,951
†Yes Bank Ltd.	571,047	142,192
†Zomato Ltd.	125,481	89,943
		47,185,697
Indonesia–1.89%
Adaro Energy Indonesia Tbk PT	737,900	182,490
Aneka Tambang Tbk	430,400	54,880
Astra International Tbk PT	1,054,900	386,249
Bank Central Asia Tbk PT	2,869,100	1,575,770
†Bank Jago Tbk PT	210,900	50,397
Bank Mandiri Persero Tbk PT	972,000	619,695
Bank Negara Indonesia Persero Tbk PT	385,800	228,618
Bank Rakyat Indonesia Persero Tbk PT	3,536,159	1,122,121
Barito Pacific Tbk PT	1,435,518	69,620
Charoen Pokphand Indonesia Tbk PT	373,000	135,375
Indah Kiat Pulp & Paper Tbk PT	138,600	77,680
Indofood CBP Sukses Makmur Tbk PT	117,900	75,735

LVIP SSGA Emerging Markets Equity Index Fund–20

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Indonesia (continued)
Indofood Sukses Makmur Tbk PT	221,100	$ 95,513
Kalbe Farma Tbk PT	1,069,900	143,638
†Merdeka Copper Gold Tbk PT	614,885	162,732
Sarana Menara Nusantara Tbk PT	1,080,600	76,355
Semen Indonesia Persero Tbk PT	172,199	72,729
Sumber Alfaria Trijaya Tbk PT	846,000	144,012
Telkom Indonesia Persero Tbk PT	2,574,600	620,186
Unilever Indonesia Tbk PT	387,200	116,900
United Tractors Tbk PT	85,800	143,712
†Vale Indonesia Tbk PT	128,400	58,561
		6,212,968
Kuwait–0.93%
Agility Public Warehousing Co. KSC	77,411	182,233
Boubyan Bank KSCP	66,582	173,720
Gulf Bank KSCP	81,989	84,174
Kuwait Finance House KSCP	382,764	1,029,965
Mabanee Co. KPSC	32,022	88,784
Mobile Telecommunications Co. KSCP	114,008	209,863
National Bank of Kuwait SAKP	372,119	1,311,572
		3,080,311
Luxembourg–0.04%
Reinet Investments SCA	6,950	133,901
		133,901
Malaysia–1.55%
AMMB Holdings Bhd	93,200	87,593
Axiata Group Bhd	140,261	98,390
CIMB Group Holdings Bhd	354,207	466,379
Dialog Group Bhd	186,100	103,506
DiGi.Com Bhd	158,000	143,473
Genting Bhd	108,200	110,042
Genting Malaysia Bhd	150,500	91,906
HAP Seng Consolidated Bhd	31,800	46,202
Hartalega Holdings Bhd	87,200	33,653
Hong Leong Bank Bhd	34,400	160,559
Hong Leong Financial Group Bhd	11,600	48,981
IHH Healthcare Bhd	89,300	126,095
Inari Amertron Bhd	142,900	84,670
IOI Corp. Bhd	128,400	118,052
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Malaysia (continued)
Kuala Lumpur Kepong Bhd	22,096	$ 112,160
Malayan Banking Bhd	249,670	493,105
†Malaysia Airports Holdings Bhd	34,100	50,782
Maxis Bhd	119,200	103,911
MISC Bhd	67,700	115,267
MR DIY Group M Bhd	119,950	54,461
Nestle Malaysia Bhd	3,600	114,415
Petronas Chemicals Group Bhd	126,400	246,774
Petronas Dagangan Bhd	15,400	80,409
Petronas Gas Bhd	41,900	162,844
PPB Group Bhd	32,400	128,276
Press Metal Aluminium Holdings Bhd	195,600	216,692
Public Bank Bhd	756,700	742,099
QL Resources Bhd	55,900	69,923
RHB Bank Bhd	73,931	97,176
Sime Darby Bhd	139,300	72,733
Sime Darby Plantation Bhd	106,087	111,987
Telekom Malaysia Bhd	58,659	71,909
Tenaga Nasional Bhd	135,700	296,661
†Top Glove Corp. Bhd	270,900	55,656
		5,116,741
Mexico–2.27%
Alfa SAB de CV Class A	149,200	95,171
America Movil SAB de CV	1,438,700	1,299,419
Arca Continental SAB de CV	23,300	188,968
Banco del Bajio SA	39,600	124,735
†Cemex SAB de CV	790,900	321,450
Coca-Cola Femsa SAB de CV	27,345	185,078
Fibra Uno Administracion SA de CV	160,100	188,967
Fomento Economico Mexicano SAB de CV	100,600	786,514
Gruma SAB de CV Class B	10,550	140,937
Grupo Aeroportuario del Pacifico SAB de CV Class B	18,500	265,255
Grupo Aeroportuario del Sureste SAB de CV Class B	10,030	233,686
Grupo Bimbo SAB de CV	68,400	288,883
Grupo Carso SAB de CV	23,000	96,809
Grupo Financiero Banorte SAB de CV Class O	134,600	968,686
†Grupo Financiero Inbursa SAB de CV Class O	110,600	187,299
Grupo Mexico SAB de CV	162,000	571,134
Grupo Televisa SAB	121,700	110,543

LVIP SSGA Emerging Markets Equity Index Fund–21

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Mexico (continued)
†Industrias Penoles SAB de CV	7,060	$ 86,293
Kimberly-Clark de Mexico SAB de CV Class A	77,300	131,184
Operadora De Sites Mexicanos SAB de CV Class A1	66,500	65,181
Orbia Advance Corp. SAB de CV	51,000	90,424
Promotora y Operadora de Infraestructura SAB de CV	11,485	93,447
Wal-Mart de Mexico SAB de CV	271,600	960,039
		7,480,102
Netherlands–0.04%
NEPI Rockcastle NV	23,043	139,780
		139,780
Peru–0.26%
Cia de Minas Buenaventura SAA ADR	11,100	82,695
Credicorp Ltd.	3,700	501,942
Southern Copper Corp.	4,400	265,716
		850,353
Philippines–0.73%
Aboitiz Equity Ventures, Inc.	86,160	89,474
ACEN Corp.	387,590	53,292
Ayala Corp.	13,120	164,225
Ayala Land, Inc.	378,800	210,275
Bank of the Philippine Islands	95,420	175,030
BDO Unibank, Inc.	124,464	236,690
Globe Telecom, Inc.	1,473	57,784
International Container Terminal Services, Inc.	51,940	186,412
JG Summit Holdings, Inc.	152,450	137,853
Jollibee Foods Corp.	22,410	92,577
Manila Electric Co.	11,470	61,629
Metropolitan Bank & Trust Co.	91,304	88,661
Monde Nissin Corp.	319,700	63,789
PLDT, Inc.	4,410	104,043
SM Investments Corp.	12,690	205,804
SM Prime Holdings, Inc.	602,800	384,592
Universal Robina Corp.	44,150	108,323
		2,420,453
Poland–0.70%
†Allegro.eu SA	19,641	112,654
Bank Polska Kasa Opieki SA	9,699	191,485
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Poland (continued)
CD Projekt SA	3,314	$ 98,058
Cyfrowy Polsat SA	12,789	51,403
†Dino Polska SA	2,535	217,144
KGHM Polska Miedz SA	7,383	213,586
LPP SA	56	136,123
†mBank SA	754	50,940
†PGE Polska Grupa Energetyczna SA	45,691	71,790
Polski Koncern Naftowy ORLEN SA	33,043	484,481
Powszechna Kasa Oszczednosci Bank Polski SA	45,255	312,866
Powszechny Zaklad Ubezpieczen SA	31,781	256,926
Santander Bank Polska SA	1,809	107,103
		2,304,559
Qatar–0.97%
Barwa Real Estate Co.	96,544	76,221
Commercial Bank PSQC	166,689	229,038
Industries Qatar QSC	78,974	278,758
Masraf Al Rayan QSC	286,993	250,204
Mesaieed Petrochemical Holding Co.	225,123	132,207
Ooredoo QPSC	42,475	107,303
Qatar Electricity & Water Co. QSC	22,514	109,425
Qatar Fuel QSC	24,646	121,635
Qatar Gas Transport Co. Ltd.	127,231	128,315
Qatar International Islamic Bank QSC	50,569	144,733
Qatar Islamic Bank SAQ	86,072	438,662
Qatar National Bank QPSC	239,504	1,187,182
		3,203,683
Republic of Korea–10.65%
†Amorepacific Corp.	1,489	162,963
†BGF retail Co. Ltd.	398	66,606
Celltrion Healthcare Co. Ltd.	4,649	214,844
†Celltrion Pharm, Inc.	878	46,854
Celltrion, Inc.	5,323	679,378
†Cheil Worldwide, Inc.	3,508	64,074
CJ CheilJedang Corp.	420	126,341
†CJ Corp.	731	48,830
†Coway Co. Ltd.	2,806	124,586
†DB Insurance Co. Ltd.	2,345	121,553
Doosan Bobcat, Inc.	2,562	70,100
†Doosan Enerbility Co. Ltd.	21,611	263,069
Ecopro BM Co. Ltd.	2,492	182,302
E-MART, Inc.	1,059	82,338
†F&F Co. Ltd.	879	101,030

LVIP SSGA Emerging Markets Equity Index Fund–22

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Republic of Korea (continued)
GS Holdings Corp.	2,363	$ 82,003
Hana Financial Group, Inc.	15,316	510,009
†Hankook Tire & Technology Co. Ltd.	3,756	92,750
†Hanmi Pharm Co. Ltd.	350	82,894
Hanon Systems	9,388	60,284
†Hanwha Solutions Corp.	6,048	206,803
HD Hyundai Co. Ltd.	2,411	109,116
†HLB, Inc.	5,588	126,084
†HMM Co. Ltd.	14,102	219,800
†Hotel Shilla Co. Ltd.	1,589	104,949
†HYBE Co. Ltd.	990	136,957
†Hyundai Engineering & Construction Co. Ltd.	3,950	109,204
†Hyundai Glovis Co. Ltd.	948	123,080
Hyundai Heavy Industries Co. Ltd.	906	83,500
Hyundai Mipo Dockyard Co. Ltd.	1,221	81,758
Hyundai Mobis Co. Ltd.	3,201	507,737
Hyundai Motor Co.	7,199	861,590
†Hyundai Steel Co.	4,428	107,927
†Iljin Materials Co. Ltd.	1,176	48,438
Industrial Bank of Korea	13,088	101,720
Kakao Corp.	16,209	690,438
†Kakao Games Corp.	1,776	63,463
†KakaoBank Corp.	6,036	117,429
†Kangwon Land, Inc.	4,868	89,577
KB Financial Group, Inc.	20,129	771,195
†Kia Corp.	13,690	644,121
†Korea Aerospace Industries Ltd.	3,742	151,233
Korea Electric Power Corp.	13,491	232,975
†Korea Investment Holdings Co. Ltd.	2,105	89,332
Korea Shipbuilding & Offshore Engineering Co. Ltd.	2,160	121,461
†Korea Zinc Co. Ltd.	471	211,079
†Korean Air Lines Co. Ltd.	9,170	167,109
†Krafton, Inc.	1,519	203,132
†KT&G Corp.	5,660	409,091
†Kumho Petrochemical Co. Ltd.	923	91,979
†L&F Co. Ltd.	1,231	169,730
†LG Chem Ltd.	2,563	1,223,908
†LG Corp.	4,857	300,746
†LG Display Co. Ltd.	11,756	116,174
†LG Electronics, Inc.	5,549	381,492
†LG Energy Solution Ltd.	1,819	626,931
†LG H&H Co. Ltd.	491	282,605
†LG Innotek Co. Ltd.	724	146,015
LG Uplus Corp.	10,785	94,448
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Republic of Korea (continued)
†Lotte Chemical Corp.	869	$ 122,985
†Lotte Shopping Co. Ltd.	580	41,794
†Meritz Fire & Marine Insurance Co. Ltd.	1,870	74,036
†Meritz Securities Co. Ltd.	14,094	70,191
†Mirae Asset Securities Co. Ltd.	13,827	66,805
NAVER Corp.	6,803	967,529
†NCSoft Corp.	864	308,641
†Netmarble Corp.	1,081	52,003
†NH Investment & Securities Co. Ltd.	7,381	51,368
†Orion Corp.	1,202	122,370
†Pan Ocean Co. Ltd.	13,642	62,195
†Pearl Abyss Corp.	1,515	50,496
†POSCO Chemical Co. Ltd.	1,428	204,001
POSCO Holdings, Inc.	4,067	890,070
†S-1 Corp.	865	40,653
†Samsung Biologics Co. Ltd.	918	596,898
†Samsung C&T Corp.	4,388	395,320
†Samsung Electro-Mechanics Co. Ltd.	2,882	299,304
Samsung Electronics Co. Ltd.	247,058	10,844,177
†Samsung Engineering Co. Ltd.	7,987	141,296
†Samsung Fire & Marine Insurance Co. Ltd.	1,616	255,716
†Samsung Heavy Industries Co. Ltd.	31,365	127,116
†Samsung Life Insurance Co. Ltd.	4,212	236,525
Samsung SDI Co. Ltd.	2,854	1,340,074
†Samsung SDS Co. Ltd.	1,835	178,838
†Samsung Securities Co. Ltd.	3,132	78,169
SD Biosensor, Inc.	1,847	44,230
Shinhan Financial Group Co. Ltd.	23,828	663,359
†SK Biopharmaceuticals Co. Ltd.	1,587	90,739
†SK Bioscience Co. Ltd.	1,171	68,569
SK Hynix, Inc.	28,223	1,683,897
†SK IE Technology Co. Ltd.	1,269	53,628
†SK Innovation Co. Ltd.	2,893	353,428
†SK Square Co. Ltd.	5,030	133,891
SK, Inc.	1,908	286,222
†SKC Co. Ltd.	1,060	74,802
S-Oil Corp.	2,295	152,744
Woori Financial Group, Inc.	28,085	256,566
†Yuhan Corp.	2,718	122,930
		35,110,709

LVIP SSGA Emerging Markets Equity Index Fund–23

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Russia–0.00%
**=πAlrosa PJSC	238,813	$ 0
**=πGazprom PJSC	958,422	0
**=†πGazprom PJSC ADR	40,705	0
**=πInter RAO UES PJSC	3,556,000	0
**=πLUKOIL PJSC	39,222	0
**=†πMagnit PJSC	7,135	0
**=πMMC Norilsk Nickel PJSC	5,959	0
**=†πMobile TeleSystems PJSC ADR	41,500	0
**=†πMoscow Exchange MICEX-Rates PJSC	149,010	0
**=†πNovatek PJSC GDR	8,045	0
**=†πNovolipetsk Steel PJSC	139,160	0
**=πPhosAgro PJSC	80	0
**=†πPhosAgro PJSC GDR	12,445	0
**=†πPolyus PJSC	3,172	0
**=πRosneft Oil Co. PJSC	109,202	0
**=†πSberbank of Russia PJSC	1,018,280	0
**=†πSeverstal PAO	19,447	0
**=πSurgutneftegas PJSC	697,800	0
**=πTatneft PJSC	132,700	0
**=†πTCS Group Holding PLC GDR	11,419	0
**=†πVK Co. Ltd. GDR	12,642	0
**=†πVTB Bank PJSC	292,180,000	0
**=†πX5 Retail Group NV GDR	11,224	0
**=†πYandex NV Class A	28,824	0
		0
Saudi Arabia–4.07%
ACWA Power Co.	4,097	165,805
Advanced Petrochemical Co.	6,418	72,983
†Al Rajhi Bank	101,328	2,026,381
Alinma Bank	51,055	442,089
Almarai Co. JSC	12,792	182,217
Arab National Bank	31,450	267,261
Arabian Internet & Communications Services Co.	1,221	78,707
†Bank AlBilad	25,611	301,075
Bank Al-Jazira	20,486	103,638
Banque Saudi Fransi	30,813	332,238
Bupa Arabia for Cooperative Insurance Co.	3,810	145,302
Dallah Healthcare Co.	1,830	72,372
†Dar Al Arkan Real Estate Development Co.	26,955	83,262
Dr Sulaiman Al Habib Medical Services Group Co.	4,588	267,922
Elm Co.	1,218	108,257
†Emaar Economic City	19,907	44,161
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Saudi Arabia (continued)
Etihad Etisalat Co.	19,175	$ 177,249
Jarir Marketing Co.	3,114	124,277
†Mobile Telecommunications Co. Saudi Arabia	22,077	58,962
Mouwasat Medical Services Co.	2,489	139,436
Nahdi Medical Co.	1,992	88,421
†National Industrialization Co.	16,616	54,990
†Rabigh Refining & Petrochemical Co.	21,264	61,487
Riyad Bank	70,216	597,072
SABIC Agri-Nutrients Co.	11,164	435,765
Sahara International Petrochemical Co.	18,321	167,564
†Saudi Arabian Mining Co.	44,478	763,599
Saudi Arabian Oil Co.	125,481	1,077,120
Saudi Basic Industries Corp.	46,663	1,116,240
Saudi British Bank	48,156	495,450
Saudi Electricity Co.	42,856	264,921
Saudi Industrial Investment Group	18,747	110,736
Saudi Investment Bank	24,872	114,682
†Saudi Kayan Petrochemical Co.	37,289	136,684
Saudi National Bank	113,825	1,532,031
†Saudi Research & Media Group	1,835	89,000
Saudi Tadawul Group Holding Co.	2,546	123,282
Saudi Telecom Co.	77,736	756,464
Savola Group	13,152	96,470
Yanbu National Petrochemical Co.	13,341	148,406
		13,423,978
South Africa–3.58%
Absa Group Ltd.	43,702	498,717
African Rainbow Minerals Ltd.	5,769	97,784
Anglo American Platinum Ltd.	2,728	228,769
AngloGold Ashanti Ltd.	21,835	423,085
Aspen Pharmacare Holdings Ltd.	19,645	157,622
Bid Corp. Ltd.	17,265	335,164
Bidvest Group Ltd.	15,263	192,584
Capitec Bank Holdings Ltd.	4,533	495,837
Clicks Group Ltd.	12,811	203,634
†Discovery Ltd.	26,378	191,494
Exxaro Resources Ltd.	12,457	159,319

LVIP SSGA Emerging Markets Equity Index Fund–24

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
South Africa (continued)
FirstRand Ltd.	261,745	$ 956,940
Foschini Group Ltd.	16,791	99,810
Gold Fields Ltd.	46,493	481,998
Growthpoint Properties Ltd.	181,554	155,362
Harmony Gold Mining Co. Ltd.	28,287	97,890
Impala Platinum Holdings Ltd.	44,178	554,173
Kumba Iron Ore Ltd.	3,278	94,976
Mr Price Group Ltd.	13,011	121,708
MTN Group Ltd.	88,135	660,315
MultiChoice Group	18,993	131,052
Naspers Ltd. Class N	11,262	1,872,006
Nedbank Group Ltd.	23,957	299,729
†Northam Platinum Holdings Ltd.	17,151	188,940
Old Mutual Ltd.	237,931	146,473
Pepkor Holdings Ltd.	84,527	99,495
Remgro Ltd.	27,790	217,577
Sanlam Ltd.	91,622	262,713
Sasol Ltd.	29,459	467,131
Shoprite Holdings Ltd.	25,883	344,269
Sibanye Stillwater Ltd.	146,726	386,174
SPAR Group Ltd.	9,604	64,154
Standard Bank Group Ltd.	69,796	689,241
Vodacom Group Ltd.	32,878	237,424
Woolworths Holdings Ltd.	50,135	196,011
		11,809,570
Taiwan–13.57%
Accton Technology Corp.	26,000	198,370
Acer, Inc.	148,000	113,400
Advantech Co. Ltd.	21,595	232,563
Airtac International Group	6,696	202,827
ASE Technology Holding Co. Ltd.	169,000	516,312
Asia Cement Corp.	117,000	156,074
Asustek Computer, Inc.	37,000	323,226
AUO Corp.	345,000	168,372
Catcher Technology Co. Ltd.	33,000	181,451
Cathay Financial Holding Co. Ltd.	445,154	579,335
Chailease Holding Co. Ltd.	71,009	501,341
Chang Hwa Commercial Bank Ltd.	240,626	134,266
Cheng Shin Rubber Industry Co. Ltd.	89,000	98,163
China Airlines Ltd.	141,000	87,163
China Development Financial Holding Corp.	808,048	331,259
China Steel Corp.	614,000	595,312
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Taiwan (continued)
Chunghwa Telecom Co. Ltd.	196,000	$ 720,600
Compal Electronics, Inc.	212,000	158,989
CTBC Financial Holding Co. Ltd.	912,000	655,763
Delta Electronics, Inc.	101,000	941,468
E Ink Holdings, Inc.	44,000	230,483
E.Sun Financial Holding Co. Ltd.	667,651	522,425
Eclat Textile Co. Ltd.	10,000	161,214
eMemory Technology, Inc.	3,000	130,305
Eva Airways Corp.	129,000	118,148
Evergreen Marine Corp. Taiwan Ltd.	52,986	281,001
Far Eastern New Century Corp.	170,000	176,441
Far EasTone Telecommunications Co. Ltd.	84,000	180,104
Feng TAY Enterprise Co. Ltd.	22,280	149,691
First Financial Holding Co. Ltd.	551,239	475,276
Formosa Chemicals & Fibre Corp.	183,000	419,759
Formosa Petrochemical Corp.	58,000	151,532
Formosa Plastics Corp.	215,000	607,181
Fubon Financial Holding Co. Ltd.	386,734	708,403
Giant Manufacturing Co. Ltd.	16,580	108,158
Globalwafers Co. Ltd.	11,000	152,999
Hon Hai Precision Industry Co. Ltd.	645,000	2,096,452
Hotai Motor Co. Ltd.	15,000	286,965
Hua Nan Financial Holdings Co. Ltd.	462,880	338,099
Innolux Corp.	478,645	172,082
Inventec Corp.	127,000	108,466
Largan Precision Co. Ltd.	5,000	331,864
Lite-On Technology Corp.	105,000	217,956
MediaTek, Inc.	79,000	1,606,449
Mega Financial Holding Co. Ltd.	579,925	572,651
Micro-Star International Co. Ltd.	34,000	132,192
momo.com, Inc.	3,600	75,196
Nan Ya Plastics Corp.	246,000	568,268
Nan Ya Printed Circuit Board Corp.	12,000	88,627
Nanya Technology Corp.	63,000	104,947
Nien Made Enterprise Co. Ltd.	9,000	86,236

LVIP SSGA Emerging Markets Equity Index Fund–25

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Taiwan (continued)
Novatek Microelectronics Corp.	30,000	$ 307,950
Pegatron Corp.	102,000	210,733
†PharmaEssentia Corp.	10,000	155,195
Pou Chen Corp.	111,000	123,512
Powerchip Semiconductor Manufacturing Corp.	156,000	161,657
President Chain Store Corp.	30,000	265,491
Quanta Computer, Inc.	141,000	331,678
Realtek Semiconductor Corp.	24,000	219,421
Ruentex Development Co. Ltd.	89,550	126,012
Shanghai Commercial & Savings Bank Ltd.	199,190	285,478
Shin Kong Financial Holding Co. Ltd.	692,764	197,672
SinoPac Financial Holdings Co. Ltd.	536,170	292,198
Synnex Technology International Corp.	68,000	130,976
Taishin Financial Holding Co. Ltd.	563,764	276,971
Taiwan Business Bank	309,000	130,193
Taiwan Cement Corp.	316,050	346,019
Taiwan Cooperative Financial Holding Co. Ltd.	511,016	432,282
Taiwan High Speed Rail Corp.	99,000	92,605
Taiwan Mobile Co. Ltd.	89,000	274,220
Taiwan Semiconductor Manufacturing Co. Ltd.	1,274,000	18,590,522
Unimicron Technology Corp.	65,000	253,778
Uni-President Enterprises Corp.	250,000	541,719
†United Microelectronics Corp.	615,000	814,384
Vanguard International Semiconductor Corp.	46,000	115,990
Voltronic Power Technology Corp.	3,000	150,803
Walsin Lihwa Corp.	132,548	203,552
Wan Hai Lines Ltd.	35,190	91,709
Win Semiconductors Corp.	17,000	75,499
Winbond Electronics Corp.	152,000	96,930
Wiwynn Corp.	4,000	103,724
WPG Holdings Ltd.	81,000	126,762
Yageo Corp.	18,306	268,615
Yang Ming Marine Transport Corp.	89,000	189,667
Yuanta Financial Holding Co. Ltd.	514,910	363,539
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Taiwan (continued)
Zhen Ding Technology Holding Ltd.	34,000	$ 116,152
		44,719,432
Thailand–2.20%
Advanced Info Service PCL NVDR	62,166	350,003
†Airports of Thailand PCL NVDR	223,419	483,800
Asset World Corp. PCL	405,873	73,827
B Grimm Power PCL NVDR	45,758	52,516
Bangkok Dusit Medical Services PCL NVDR	538,984	451,293
Bangkok Expressway & Metro PCL NVDR	387,568	109,663
Berli Jucker PCL NVDR	60,985	62,068
BTS Group Holdings PCL NVDR	391,467	94,942
Bumrungrad Hospital PCL NVDR	30,722	188,049
Carabao Group PCL Class F	15,003	41,910
Central Pattana PCL NVDR	106,465	218,248
Central Retail Corp. PCL	92,645	123,714
Charoen Pokphand Foods PCL NVDR	195,603	140,059
CP ALL PCL NVDR	304,182	599,406
Delta Electronics Thailand PCL	15,806	378,778
Delta Electronics Thailand PCL NVDR	300	7,189
Electricity Generating PCL NVDR	13,057	65,031
Energy Absolute PCL NVDR	88,387	247,540
Global Power Synergy PCL NVDR	35,381	74,572
Gulf Energy Development PCL NVDR	151,714	242,015
Home Product Center PCL NVDR	300,306	134,394
Indorama Ventures PCL NVDR	85,957	101,133
Intouch Holdings PCL Class F	56,782	126,647
JMT Network Services PCL NVDR	33,313	66,366
Kasikornbank PCL NVDR	30,500	129,890
Krung Thai Bank PCL NVDR	178,420	91,180
Krungthai Card PCL NVDR	45,420	77,372
Land & Houses PCL NVDR	425,040	121,493

LVIP SSGA Emerging Markets Equity Index Fund–26

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Thailand (continued)
†Minor International PCL NVDR	166,913	$ 155,419
Muangthai Capital PCL NVDR	37,649	41,307
Osotspa PCL NVDR	75,524	61,601
PTT Exploration & Production PCL NVDR	72,726	370,612
PTT Global Chemical PCL NVDR	119,175	162,582
PTT Oil & Retail Business PCL	151,962	104,862
PTT PCL NVDR	520,632	499,813
Ratch Group PCL NVDR	53,914	66,546
SCB X PCL NVDR	43,179	133,395
SCG Packaging PCL	65,025	107,014
Siam Cement PCL NVDR	40,141	396,368
Srisawad Corp. PCL NVDR	34,759	48,925
Thai Oil PCL NVDR	62,220	101,050
Thai Union Group PCL NVDR	144,436	70,477
True Corp. PCL NVDR	596,573	83,367
		7,256,436
Turkey–0.65%
Akbank TAS	157,159	164,283
Aselsan Elektronik Sanayi Ve Ticaret AS	34,583	114,924
BIM Birlesik Magazalar AS	24,051	176,053
Eregli Demir ve Celik Fabrikalari TAS	71,307	157,314
Ford Otomotiv Sanayi AS	3,559	99,811
Haci Omer Sabanci Holding AS	52,060	125,486
†Hektas Ticaret TAS	58,259	117,189
KOC Holding AS	38,686	173,135
†Sasa Polyester Sanayi AS	23,032	135,466
†Turk Hava Yollari AO	28,179	212,296
Turkcell Iletisim Hizmetleri AS	60,407	122,350
Turkiye Is Bankasi AS Class C	177,171	120,973
†Turkiye Petrol Rafinerileri AS	6,416	181,788
Turkiye Sise ve Cam Fabrikalari AS	70,884	162,673
Yapi ve Kredi Bankasi AS	150,894	95,286
		2,159,027
United Arab Emirates–1.34%
Abu Dhabi Commercial Bank PJSC	145,379	356,263
Abu Dhabi Islamic Bank PJSC	74,274	184,239
Abu Dhabi National Oil Co. for Distribution PJSC	159,900	192,005
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Arab Emirates (continued)
Aldar Properties PJSC	198,038	$ 238,879
Dubai Islamic Bank PJSC	151,998	235,906
Emaar Properties PJSC	209,638	334,498
Emirates NBD Bank PJSC	97,579	345,403
Emirates Telecommunications Group Co. PJSC	180,402	1,122,908
First Abu Dhabi Bank PJSC	229,141	1,066,904
†Multiply Group PJSC	173,270	218,911
†Q Holding PJSC	105,419	114,817
		4,410,733
United Kingdom–0.02%
†Pepco Group NV	7,285	65,711
		65,711
United States–0.07%
†Legend Biotech Corp. ADR	2,600	129,792
Parade Technologies Ltd.	4,000	100,600
		230,392
Total Common Stock (Cost $281,464,113)		313,753,513
ΔPREFERRED STOCKS–2.10%
Brazil–1.27%
Banco Bradesco SA 4.05%	276,371	788,345
Braskem SA 7.14%	9,700	44,019
Centrais Eletricas Brasileiras SA 3.73%	12,900	105,597
Cia Energetica de Minas Gerais 12.22%	71,120	147,137
Gerdau SA 17.19%	60,000	329,806
Itau Unibanco Holding SA 4.07%	251,300	1,190,195
Itausa SA 6.84%	266,046	427,782
Petroleo Brasileiro SA 42.90%	246,900	1,145,536
		4,178,417
Chile–0.18%
Sociedad Quimica y Minera de Chile SA 9.89%	7,423	600,316
		600,316
Colombia–0.05%
Bancolombia SA 9.30%	22,893	157,947
		157,947
Republic of Korea–0.60%
Hyundai Motor Co. 1.35%	1,856	108,625
Hyundai Motor Co. 6.82%	1,184	69,339
†LG Chem Ltd. 4.34%	389	85,826

LVIP SSGA Emerging Markets Equity Index Fund–27

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔPREFERRED STOCKS (continued)
Republic of Korea (continued)
Samsung Electronics Co. Ltd. 2.14%	42,536	$ 1,704,560
		1,968,350
Russia–0.00%
**=πSurgutneftegas 18.10%	640,200	0
		0
Total Preferred Stocks (Cost $7,119,263)		6,905,030
ΔRIGHTS–0.00%
Brazil–0.00%
†Localiza Rent a Car SA	168	342
		342
Republic of Korea–0.00%
=†Hanwha Solutions Corp.	51	38
=†Lotte Chemical Corp.	173	4,920
		4,958
Total Rights (Cost $0)		5,300
	Number of Shares	Value (U.S. $)
ΔWARRANTS–0.00%
Thailand–0.00%
†BTS Group Holdings PCL exp 11/20/26 exercise price THB 14.9000	180,506	$ 1,563
†BTS Group Holdings PCL exp 11/07/24 exercise price THB 11.9000	90,253	730
†Srisawad Corp. PCL exp 8/29/25 exercise price THB 100.0000	3,180	303
Total Warrants (Cost $0)		2,596

MONEY MARKET FUND–0.81%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 4.12%)	2,675,826	2,675,826
Total Money Market Fund (Cost $2,675,826)		2,675,826

TOTAL INVESTMENTS–98.11% (Cost $291,259,202)	323,342,265
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.89%	6,243,462
NET ASSETS APPLICABLE TO 34,618,100 SHARES OUTSTANDING–100.00%	$329,585,727
NET ASSET VALUE PER SHARE–LVIP SSGA EMERGING MARKETS EQUITY INDEX FUND STANDARD CLASS ($315,285,893 / 33,112,388 Shares)	$9.522
NET ASSET VALUE PER SHARE–LVIP SSGA EMERGING MARKETS EQUITY INDEX FUND SERVICE CLASS ($14,299,834 / 1,505,712 Shares)	$9.497
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$361,511,683
Distributable earnings/(accumulated loss)	(31,925,956)
TOTAL NET ASSETS	$329,585,727

Δ Securities have been classified by country of origin.
† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
** Security is in default
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, or have certain restrictions on resale which may limit their liquidity. At December 31, 2022, the aggregate value of restricted securities was $0, which represented 0.00% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

LVIP SSGA Emerging Markets Equity Index Fund–28

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
Restricted Securities
Investment	Date of Acquisition	Cost	Value
Alrosa PJSC	10/31/2018	$ 326,421	$ 0
Gazprom PJSC	10/31/2018	2,374,958	0
Gazprom PJSC ADR	10/31/2018	182,671	0
Inter RAO UES PJSC	10/31/2018	220,154	0
LUKOIL PJSC	10/31/2018	3,036,022	0
Magnit PJSC	6/14/2019	385,826	0
MMC Norilsk Nickel PJSC	10/31/2018	1,093,007	0
Mobile TeleSystems PJSC ADR	5/19/2021	329,452	0
Moscow Exchange MICEX-Rates PJSC	10/31/2018	222,248	0
Novatek PJSC GDR	2/17/2021	1,327,703	0
Novolipetsk Steel PJSC	10/31/2018	331,713	0
PhosAgro PJSC	4/26/2022	1,013	0
PhosAgro PJSC GDR	4/26/2022	157,510	0
Polyus PJSC	10/31/2018	243,731	0
Rosneft Oil Co. PJSC	10/31/2018	765,027	0
Sberbank of Russia PJSC	10/31/2018	3,026,893	0
Severstal PAO	10/31/2018	284,734	0
Surgutneftegas	10/31/2018	371,777	0
Surgutneftegas PJSC	10/31/2018	311,071	0
Tatneft PJSC	10/31/2018	1,490,294	0
TCS Group Holding PLC GDR	2/26/2021	594,556	0
VK Co. Ltd. GDR	2/17/2021	330,604	0
VTB Bank PJSC	10/31/2018	165,967	0
X5 Retail Group NV GDR	2/17/2021	264,703	0
Yandex NV Class A	2/17/2021	1,962,092	0
Total		$19,800,147	$—

★ Includes $194,272 cash collateral held at broker for futures contracts, $74,688 payable for fund shares redeemed, $284,893 other accrued expenses payable, $158,201 due to manager and affiliates, $66,790 variation margin due to broker on futures contracts and $1,166,263 foreign capital gain taxes payable as of December 31, 2022.

The following futures contracts and swap contracts were outstanding at December 31, 2022:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
90	E-mini MSCI Emerging Markets Index	$4,317,300	$4,429,653	3/17/23	$—	$(112,353)
LVIP SSGA Emerging Markets Equity Index Fund–29

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Net Assets (continued)
Swap Contract1
Total Return Swap (TRS) Contract
Counterparty/ Swap Obligation	Notional Amount[3]	Floating Interest Rate Received	Termination Date	Value	Unrealized Appreciation	Unrealized Depreciation
Over-The-Counter:
BNP- Receive amounts based on MSCI China A Index and pay variable quarterly payments based on SOFR12M	5,880,846	(1.10%)	10/20/23	$401,866	$401,866	$—
The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022.
[3] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.

Summary of Abbreviations:
ADR–American Depositary Receipt
BNP–BNP Paribas
CMPC–Coût Moyen Pondéré du Capital
COPEC–Compañia de Petroleos de Chile
GDR–Global Depository Receipt
LNG–Liquefied Natural Gas
MSCI–Morgan Stanley Capital International
NVDR–Non-Voting Depository Receipt
PJSC–Public Joint Stock Company
QSC–Qatari Shareholding Company
SOFR12M–Secured Overnight Financing Rate 12 Months
THB–Thailand Baht
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Emerging Markets Equity Index Fund–30

LVIP SSGA Emerging Markets Equity Index Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends	$ 16,044,752
Foreign taxes withheld	(1,628,099)
14,416,653
EXPENSES:
Management fees	1,706,259
Custodian fees	574,772
Index fees	237,877
Shareholder servicing fees	145,534
Accounting and administration expenses	123,668
Professional fees	123,213
Pricing fees	112,865
Distribution fees-Service Class	35,847
Trustees’ fees and expenses	18,177
Reports and statements to shareholders	6,301
Consulting fees	2,913
Other	16,933
3,104,359
Less:
Expenses reimbursed	(559,308)
Total operating expenses	2,545,051
NET INVESTMENT INCOME	11,871,602
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments*	17,216,163
Foreign currencies	(1,631,157)
Futures contracts	(9,685,806)
Swap contracts	(2,183,296)
Net realized gain	3,715,904
Net change in unrealized appreciation (depreciation) of:
Investments**	(156,088,849)
Foreign currencies	203,219
Futures contracts	(13,081)
Swap contracts	193,074
Net change in unrealized appreciation (depreciation)	(155,705,637)
NET REALIZED AND UNREALIZED LOSS	(151,989,733)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(140,118,131)

*	Includes $1,740,096 foreign capital gains taxes paid.
**	Includes $2,031,091 change in foreign capital gain taxes accrued.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Emerging Markets Equity Index Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 11,871,602	$ 16,194,104
Net realized gain (loss)	3,715,904	(25,613,861)
Net change in unrealized appreciation (depreciation)	(155,705,637)	(30,232,620)
Net decrease in net assets resulting from operations	(140,118,131)	(39,652,377)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(10,382,335)	(21,501,760)
Service Class	(408,547)	(367,088)
	(10,790,882)	(21,868,848)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	41,100,522	227,907,908
Service Class	4,995,902	11,415,547
Reinvestment of dividends and distributions:
Standard Class	10,382,335	21,501,760
Service Class	408,547	367,088
	56,887,306	261,192,303
Cost of shares redeemed:
Standard Class	(405,146,811)	(165,552,820)
Service Class	(3,339,474)	(3,221,662)
	(408,486,285)	(168,774,482)
Increase (decrease) in net assets derived from capital share transactions	(351,598,979)	92,417,821
NET INCREASE (DECREASE) IN NET ASSETS	(502,507,992)	30,896,596
NET ASSETS:
Beginning of year	832,093,719	801,197,123
End of year	$ 329,585,727	$ 832,093,719
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Emerging Markets Equity Index Fund–31

LVIP SSGA Emerging Markets Equity Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Emerging Markets Equity Index Fund Standard Class
	Year Ended				11/1/18 [1] to 12/31/18
	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$ 12.488	$ 13.244	$ 11.537	$ 10.074	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.256	0.238	0.189	0.287	0.028
Net realized and unrealized gain (loss)	(2.906)	(0.674)	1.776	1.491	0.057
Total from investment operations	(2.650)	(0.436)	1.965	1.778	0.085
Less dividends and distributions from:
Net investment income	(0.316)	(0.320)	(0.214)	(0.268)	(0.003)
Net realized gain	—	—	(0.044)	(0.047)	(0.008)
Total dividends and distributions	(0.316)	(0.320)	(0.258)	(0.315)	(0.011)
Net asset value, end of period	$ 9.522	$ 12.488	$ 13.244	$ 11.537	$ 10.074
Total return[3]	(21.19%)	(3.30%)	17.20%	17.75%	0.86%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 315,286	$815,846	$792,366	$757,110	$630,939
Ratio of expenses to average net assets[4]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped	0.61%	0.52%	0.57%	0.51%	0.51%
Ratio of net investment income to average net assets[4]	2.37%	1.76%	1.74%	2.63%	1.62%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed/recouped	2.26%	1.74%	1.67%	2.62%	1.61%
Portfolio turnover	11%	19%	36%	52%	1%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	The Fund recouped management fees during the years ended December 31, 2021 and December 31, 2020, which increased the Ratio of expenses to average net assets and decreased Ratio of net investment income to average net assets by 0.02% and 0.07%.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Emerging Markets Equity Index Fund–32

LVIP SSGA Emerging Markets Equity Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Emerging Markets Equity Index Fund Service Class
	Year Ended				11/1/18 [1] to 12/31/18
	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$ 12.456	$ 13.215	$ 11.521	$ 10.072	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.222	0.202	0.164	0.259	0.020
Net realized and unrealized gain (loss)	(2.890)	(0.668)	1.767	1.488	0.061
Total from investment operations	(2.668)	(0.466)	1.931	1.747	0.081
Less dividends and distributions from:
Net investment income	(0.291)	(0.293)	(0.193)	(0.251)	(0.001)
Net realized gain	—	—	(0.044)	(0.047)	(0.008)
Total dividends and distributions	(0.291)	(0.293)	(0.237)	(0.298)	(0.009)
Net asset value, end of period	$ 9.497	$ 12.456	$ 13.215	$ 11.521	$ 10.072
Total return[3]	(21.39%)	(3.54%)	16.91%	17.46%	0.82%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 14,300	$ 16,247	$ 8,831	$ 3,903	$ 211
Ratio of expenses to average net assets[4]	0.75%	0.75%	0.75%	0.75%	0.75%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped	0.86%	0.77%	0.82%	0.76%	0.76%
Ratio of net investment income to average net assets[4]	2.12%	1.51%	1.49%	2.38%	1.37%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed/recouped	2.01%	1.49%	1.42%	2.37%	1.36%
Portfolio turnover	11%	19%	36%	52%	1%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	The Fund recouped management fees during the years ended December 31, 2021 and December 31, 2020, which increased the Ratio of expenses to average net assets and decreased Ratio of net investment income to average net assets by 0.02% and 0.07%.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Emerging Markets Equity Index Fund–33

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Emerging Markets Equity Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to provide investment results that, before fees and expenses, correspond generally to the total return of an index that tracks performance of emerging market equity securities.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Equity securities listed on a foreign exchange are generally valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sale price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments including restricted securities, for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Total return swap contracts are valued based upon valuations provided by an independent pricing service and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
LVIP SSGA Emerging Markets Equity Index Fund–34

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2022, the value and cost of foreign currency held by the LVIP SSGA Emerging Markets Equity Index Fund is $6,613,917 and $6,615,992 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation ("LIAC") is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.34% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.50% of the average daily net assets for the Standard Class and 0.75% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2022, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2023	2024	2025	Total
LIAC	$ 510,175	$ 202,165	$ 559,308	$ 1,271,648
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
LVIP SSGA Emerging Markets Equity Index Fund–35

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$34,542
Legal	6,247
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services. For the year ended December 31, 2022, there were no fees paid by the Fund for these services.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had receivables due from and liabilities payable to affiliates as follows:
Management fees payable to LIAC	$106,083
Distribution fees payable to LFD	2,979
Printing and mailing fees payable to Lincoln Life	40,966
Shareholder servicing fees payable to Lincoln Life	8,173
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$ 51,777,802
Sales	402,954,969
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$308,175,825
Aggregate unrealized appreciation of investments and derivatives	$ 64,482,484
Aggregate unrealized depreciation of investments and derivatives	(50,478,534)
Net unrealized appreciation of investments and derivatives	$ 14,003,950
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
LVIP SSGA Emerging Markets Equity Index Fund–36

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Brazil	$ —	$12,938,508	$ —	$ 12,938,508
Chile	1,216,219	—	—	1,216,219
China	92,336,003	—	65,808	92,401,811
Colombia	—	212,001	—	212,001
Czech Republic	450,917	—	—	450,917
Egypt	28,050	255,659	—	283,709
Greece	1,039,590	—	—	1,039,590
Hong Kong	7,259,538	—	15,289	7,274,827
Hungary	621,395	—	—	621,395
India	47,185,697	—	—	47,185,697
Indonesia	6,212,968	—	—	6,212,968
Kuwait	3,080,311	—	—	3,080,311
Luxembourg	133,901	—	—	133,901
Malaysia	5,116,741	—	—	5,116,741
Mexico	7,480,102	—	—	7,480,102
Netherlands	139,780	—	—	139,780
Peru	850,353	—	—	850,353
Philippines	—	2,420,453	—	2,420,453
Poland	2,304,559	—	—	2,304,559
Qatar	655,390	2,548,293	—	3,203,683
Republic of Korea	—	35,110,709	—	35,110,709
Russia	—	—	—*	—
Saudi Arabia	—	13,423,978	—	13,423,978
South Africa	11,809,570	—	—	11,809,570
Taiwan	44,719,432	—	—	44,719,432
Thailand	7,256,436	—	—	7,256,436
Turkey	2,159,027	—	—	2,159,027
United Arab Emirates	4,410,733	—	—	4,410,733
United Kingdom	65,711	—	—	65,711
United States	230,392	—	—	230,392
Preferred Stocks
Brazil	—	4,178,417	—	4,178,417
Chile	600,316	—	—	600,316
Colombia	—	157,947	—	157,947
Republic of Korea	—	1,968,350	—	1,968,350
Russia	—	—	—*	—
LVIP SSGA Emerging Markets Equity Index Fund–37

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Rights	$ 342	$ —	$ 4,958	$ 5,300
Warrants	2,596	—	—	2,596
Money Market Fund	2,675,826	—	—	2,675,826
Total Investments	$250,041,895	$73,214,315	$86,055	$323,342,265
Derivatives:

Assets:
Swap Contract	$ —	$401,866	$—	$ 401,866
Liabilities:
Futures Contract	$(112,353)	$ —	$—	$(112,353)

*	Includes securities that have been valued at zero on the "Statement of Net Assets" that are considered to be Level 3 investments in this table.
As a result of utilizing International fair value pricing at December 31, 2022, a portion of the Fund’s common stock investments was categorized as Level 2.
During the year ended December 31, 2022, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the year ended December 31, 2022 and the period ended December 31, 2021 was as follows:
	Year Ended	Year Ended
	12/31/22	12/31/21
Ordinary income	$10,790,882	$21,868,848
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 1,229,426
Capital loss carryforward	(47,159,332)
Net unrealized appreciation	14,003,950
Distributable earnings/(accumulated loss)	$(31,925,956)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2022, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$30,487,965	$16,671,367	$47,159,332
In 2022, the Fund utilized $16,658,726 of capital loss carryforwards.
LVIP SSGA Emerging Markets Equity Index Fund–38

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	3,978,903	16,274,840
Service Class	475,037	845,666
Shares reinvested:
Standard Class	1,094,105	1,708,279
Service Class	43,260	29,245
	5,591,305	18,858,030
Shares redeemed:
Standard Class	(37,289,651)	(12,480,622)
Service Class	(316,948)	(238,801)
	(37,606,599)	(12,719,423)
Net increase	(32,015,294)	6,138,607
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $100,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Fund, is subject to an up-front fee of 0.10% of the sum of commitments. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. The Fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2022, the Fund used futures contracts to facilitate investments in portfolio securities; to reduce transaction costs and as a cash management tool.
Swap Contracts–The Fund enters into total return swap contracts in the normal course of pursuing its investment objective and strategies. The Fund may also use total return swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms and to gain exposure to markets the Fund invests in.
Total Return Swaps- Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of
LVIP SSGA Emerging Markets Equity Index Fund–39

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.
The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the total return swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
During the year ended December 31, 2022, the Fund used total return swap contracts to gain exposure to markets the Fund invests in.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.
Fair values of derivative instruments as of December 31, 2022 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$ —	Receivables and other assets net of liabilities	$(112,353)
Swap contracts (Equity contracts)	Receivables and other assets net of liabilities	401,866	Receivables and other assets net of liabilities	—
Total		$401,866		$(112,353)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$ (9,685,806)	$ (13,081)
Swap contracts (Equity contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(2,183,296)	193,074
Total		$(11,869,102)	$179,993
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$12,891,855	$—
Total return swap contracts (average notional value)	6,892,776	7,142,181
At December 31, 2022, the Fund posted securities collateral for certain open bilateral derivatives as follows:
Broker	Securities Collateral
BNP Paribas SA	$520,233
Total	$520,233
LVIP SSGA Emerging Markets Equity Index Fund–40

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2022, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
BNP Paribas SA	$401,866	$—	$401,866
Total	$401,866	$—	$401,866

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
BNP Paribas SA	$401,866	$—	$—	$—	$—	$401,866
Total	$401,866	$—	$—	$—	$—	$401,866

1	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
9. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2022. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
LVIP SSGA Emerging Markets Equity Index Fund–41

LVIP SSGA Emerging Markets Equity Index Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
The Fund currently invests a significant portion of its assets in companies located in China, and therefore the Fund has more exposure to the risks specific to China. China is a developing market and may be subject to considerable degrees of economic, political and social instability. In the past couple of decades, the Chinese government has reformed economic and market practices and expanded the sphere of private ownership in China. Nevertheless, in general the Chinese markets continue to experience inefficiency, volatility and pricing anomalies that result from government influence, a lack of publicly available information, and/or political and social instability. Internal social unrest or confrontations with neighboring countries could also disrupt economic developments in China. Reduction in spending on Chinese products and services, institutions of tariffs or other trade barriers, or a downturn in any of the economies of China's key trading partners may adversely impact the Chinese economy. In addition, from time to time, China has experienced outbreaks of infectious illnesses, diseases or public health emergencies, and could again in the future. Any of these events could reduce consumer demand and/or economic output, result in closure of markets, impose restrictions on travel or quarantines, and could generally significantly impact the Chinese economy, which would adversely affect the Fund's investments in securities of issuers located in China.
In February 2022, Russia launched a large-scale invasion of Ukraine, significantly amplifying already existing geo-political tensions. The United States and many other countries have instituted various sanctions against Russian individuals and entities (including corporate and banking). The extent and duration of the military action, sanctions and other punitive actions taken, and resulting future market disruptions – both in Europe and globally – cannot easily be predicted but could be significant and have a severe adverse effect on Russia and Europe in general. In addition, there are significant risks due to the relatively recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.   Restricted securities have been identified on the Statement of Net Assets.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Emerging Markets Equity Index Fund–42

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Emerging Markets Equity Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA Emerging Markets Equity Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and the period from November 1, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from November 1, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP SSGA Emerging Markets Equity Index Fund–43

LVIP SSGA Emerging Markets Equity Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was within range of the median net investment management fee of the Morningstar peer group and that the peer group contained a limited number of funds. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP SSGA Emerging Markets Equity Index Fund–44

LVIP SSGA Emerging Markets Equity Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors. Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters.
Performance. The Board reviewed the LVIP SSGA Emerging Markets Equity Index Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Diversified Emerging Markets funds category and the MSCI Emerging Markets NR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one- and three-year periods. The Board noted LIAC’s comments that underperformance compared to the benchmark over these time periods was primarily due to the foreign fair value adjustments that the Fund uses. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule, which contains breakpoints and the average fees charged by SSGA to other clients with similar investment strategies as the Fund. The Board considered that the subadvisory fee rates paid to SSGA were reduced effective May 1, 2021 with the addition of breakpoints, that LIAC compensates SSGA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA Emerging Markets Equity Index Fund–45

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP SSGA Emerging Markets Equity Index Fund–46

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP SSGA Emerging Markets Equity Index Fund–47

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP SSGA Emerging Markets Equity Index Fund–48

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP SSGA Emerging Markets Equity Index Fund–49

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Emerging Markets Equity Index Fund–50

LVIP SSGA Funds
LVIP SSGA Developed International 150 Fund
LVIP SSGA Emerging Markets 100 Fund
LVIP SSGA Large Cap 100 Fund
LVIP SSGA Small-Mid Cap 200 Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP SSGA Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Developed International 150 Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned (7.02%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the MSCI EAFE Index (net dividends)1, returned (14.45%).
Value was the primary driver of the Fund’s performance versus the benchmark which exhibited strong positive performance globally although size exhibited negative performance in the developed ex-US region for the year 2022. The Value factor is comprised of equally weighting the Price-to-Earnings Ratio, Price-to-Book Ratio, and Dividend Yield while the Size factor is due to equally weighting of the stocks at the time of rebalance. Value’s outperformance was able to offset Size’s losses in the Reporting Period, and the Fund delivered positive returns in 2022.
The Fund used futures in order to gain market exposure for the cash position during the Reporting Period. The Fund’s use of futures contributed to Fund performance relative to the benchmark.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were Mitsubishi Heavy Industries, Ltd., ASML Holding NV2  and Resona Holdings, Inc.. The top negative contributors to the Fund’s performance during the Reporting Period were Novo Nordisk A/S Class B2, AstraZeneca PLC2 and BHP Group Ltd2., which securities were not held in the Fund.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Dwayne Hancock
Keith Richardson
Juan Acevedo
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Developed International 150 Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,555 for the Standard Class shares and to $15,170 for the Service Class shares. For comparison, look at how the MSCI EAFE Index (net dividends) did over the same period. The same $10,000 investment would have increased to $15,787. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 7.02%
Five Years	- 0.26%
Ten Years	+ 4.52%
Service Class Shares
One Year	- 7.24%
Five Years	- 0.50%
Ten Years	+ 4.26%
1. The MSCI EAFE® Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets (Europe, Australia/Asia, and the Far East), excluding U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
2. Securities were not held in the Fund as of 12/31/2022.

LVIP SSGA Funds–1

LVIP SSGA Emerging Markets 100 Fund
2022 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned (11.83%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the MSCI Emerging Markets Index (net dividends)1, returned (20.09%).
Value and Size factors, both, exhibited strong positive performance in 2022 within Emerging Markets. Value factor is comprised of equally weighting the Price-to-Earnings Ratio, Price-to-Book Ratio, and Dividend Yield while the Size factor is due to equally weighting of the stocks at the time of rebalance. Since the Fund targeted these factors during the Reporting Period, the Fund outperformed its index.
The Fund used futures in order to gain market exposure for the cash position during the Reporting Period. The Fund’s use of futures helped the Fund track relative to the benchmark.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were Taiwan Semiconduction Manufacturing Co., Ltd.2, Nedbank Group Limited2 and Gazprom PJSC2. The top negative contributors to the Fund’s performance during the Reporting Period were Sunac China Holdings Ltd., Severstal PAO and Surgutneftegas PJSC.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Amy Cheng
Thomas Coleman
Lisa Hobart
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Emerging Markets 100 Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,345 for the Standard Class shares and to $10,089 for the Service Class shares. For comparison, look at how the MSCI Emerging Markets Index (net dividends) did over the same period. The same $10,000 investment would have increased to $11,531. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 11.83%
Five Years	- 1.46%
Ten Years	+ 0.34%
Service Class Shares
One Year	- 12.05%
Five Years	- 1.71%
Ten Years	+ 0.09%
1. The MSCI Emerging Market Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
2. Securities were not held in the Fund as of 12/31/2022.

LVIP SSGA Funds–2

LVIP SSGA Large Cap 100 Fund
2022 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned (9.97%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the S&P 500® Index1, returned (18.11%).
Value was a strong performer in 2022, posting positive premiums. Size factor premium, although negative in the broader market, was positive for the year when constraining the universe to S&P 500 names (between the mega-cap stocks and the large-cap stocks), and further contributed to the Fund’s outperformance. The Value factor is comprised of equally weighting the Price-to-Earnings Ratio, Price-to-Book Ratio, and Dividend Yield while the Size factor is due to equally weighting of the stocks at the time of rebalance.
The Fund used futures in order to gain market exposure for the cash position. The Fund’s use of futures detracted from Fund performance relative to the benchmark.
On an individual security level, the top positive contributors to the Fund’s performance were Amazon.com, Inc., Tesla, and Meta Platforms Inc., Class A Inc., as these securities were not held in the Fund. The top detractors to the Fund’s performance were an overweight in Stanley Black & Decker, Inc.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Michael Finocchi
Karl Schneider
John Law
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Large Cap 100 Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $30,184 for the Standard Class shares and to $29,437 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $32,655. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 9.97%
Five Years	+ 6.71%
Ten Years	+ 11.68%
Service Class Shares
One Year	- 10.20%
Five Years	+ 6.44%
Ten Years	+ 11.40%
1. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP SSGA Funds–3

LVIP SSGA Small-Mid Cap 200 Fund
2022 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned (12.45%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the Russell 2000® Index1, returned (20.44%).
Value was the primary driver of the Fund’s performance versus the benchmark which exhibited a positive performance in 2022, while Size marginally underperformed during the Reporting Period. The Value factor is comprised of equally weighting the Price-to-Earnings Ratio, Price-to-Book Ratio, and Dividend Yield while the Size factor is due to equal weighting of the stocks at the time of rebalance. Value had a particularly strong performance among US mid- and small-cap stocks, which produced the highest outperformance during the Reporting Period. Small value names outperformed their small growth counterparts, but it was also the underperformance of small growth names that caused small caps to underperform large caps as a whole during the Reporting Period.
The Fund used futures in order to gain market exposure for the cash position during the Reporting Period. The Fund’s use of futures detracted slightly to Fund performance relative to the benchmark.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were International Seaways, Inc., Lantheus Holdings Inc.2, and Dorian LPG Ltd. The top negative contributors to the Fund’s performance during Athira Pharma Inc., Industrial Logistics Properties Trust, and OPKO Health, Inc.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Finocchi
Karl Schneider
Lisa Hobart
Emiliano Rabinovich
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Small-Mid Cap 200 Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $23,247 for the Standard Class shares and to $22,674 for the Service Class shares. For comparison, look at how the Russell 2000® Index did over the same period. The same $10,000 investment would have increased to $23,695. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 12.45%
Five Years	+ 5.16%
Ten Years	+ 8.80%
Service Class Shares
One Year	- 12.67%
Five Years	+ 4.90%
Ten Years	+ 8.53%
1. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000®Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.
2. Security was not held in the Fund as of 12/31/2022.

LVIP SSGA Funds–4

LVIP SSGA Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers in effect.
LVIP SSGA Developed International 150 Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,037.80	0.40%	$2.05
Service Class Shares	1,000.00	1,036.50	0.65%	3.34
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.20	0.40%	$2.04
Service Class Shares	1,000.00	1,021.90	0.65%	3.31
LVIP SSGA Emerging Markets 100 Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$990.40	0.46%	$2.31
Service Class Shares	1,000.00	989.20	0.71%	3.56
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.90	0.46%	$2.35
Service Class Shares	1,000.00	1,021.60	0.71%	3.62

LVIP SSGA Funds–5

LVIP SSGA Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
LVIP SSGA Large Cap 100 Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,045.00	0.36%	$1.86
Service Class Shares	1,000.00	1,043.60	0.61%	3.14
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.40	0.36%	$1.84
Service Class Shares	1,000.00	1,022.10	0.61%	3.11
LVIP SSGA Small-Mid Cap 200 Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,039.90	0.39%	$2.01
Service Class Shares	1,000.00	1,038.60	0.64%	3.29
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.30	0.39%	$1.99
Service Class Shares	1,000.00	1,022.00	0.64%	3.26

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP SSGA Funds–6

LVIP SSGA Developed International 150 Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2022
Security Type/Country	Percentage of Net Assets
Common Stock	97.04%
Australia	4.32%
Austria	1.50%
Canada	0.63%
Denmark	0.52%
Finland	0.66%
France	8.48%
Germany	5.72%
Hong Kong	5.84%
Italy	2.97%
Japan	42.56%
Netherlands	4.06%
Norway	0.59%
Singapore	0.64%
Spain	3.20%
Sweden	4.13%
Switzerland	2.08%
United Kingdom	9.14%
Preferred Stocks	1.74%
Money Market Fund	0.41%
Total Investments	99.19%
Receivables and Other Assets Net of Liabilities	0.81%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Air Freight & Logistics	0.59%
Auto Components	1.93%
Automobiles	5.03%
Banks	11.70%
Beverages	0.63%
Biotechnology	0.50%
Building Products	1.72%
Capital Markets	1.18%
Chemicals	4.44%
Commercial Services & Supplies	0.61%
Communications Equipment	0.47%
Construction & Engineering	4.12%
Construction Materials	1.51%
Diversified Telecommunication Services	3.35%
Electric Utilities	2.68%
Electrical Equipment	0.62%
Electronic Equipment, Instruments & Components	1.95%
Equity Real Estate Investment Trusts	3.63%
Sector	Percentage of Net Assets
Food & Staples Retailing	1.84%
Food Products	3.28%
Gas Utilities	1.20%
Health Care Equipment & Supplies	0.37%
Health Care Providers & Services	1.52%
Household Durables	2.03%
Household Products	0.75%
Industrial Conglomerates	0.59%
Insurance	5.17%
IT Services	0.61%
Machinery	3.45%
Marine	1.76%
Media	1.59%
Metals & Mining	2.48%
Multi-Utilities	0.81%
Oil, Gas & Consumable Fuels	3.89%
Paper & Forest Products	0.59%
Personal Products	0.14%
Pharmaceuticals	3.98%
Professional Services	0.52%
Real Estate Management & Development	2.11%
Road & Rail	0.68%
Semiconductors & Semiconductor Equipment	1.29%
Specialty Retail	0.61%
Technology Hardware, Storage & Peripherals	3.22%
Tobacco	2.40%
Trading Companies & Distributors	4.12%
Wireless Telecommunication Services	1.12%
Total	98.78%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
UniCredit SpA	1.00%
Resona Holdings, Inc.	0.90%
TotalEnergies SE	0.90%
Mitsubishi Heavy Industries Ltd.	0.89%
Repsol SA	0.89%
Japan Tobacco, Inc.	0.87%
ING Groep NV	0.86%
Imperial Brands PLC	0.86%
Sumitomo Mitsui Financial Group, Inc.	0.85%
OMV AG	0.84%
Total	8.86%

LVIP SSGA Funds–7

LVIP SSGA Developed International 150 Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited) (continued)
IT–Information Technology
LVIP SSGA Funds–8

LVIP SSGA Emerging Markets 100 Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2022
Security Type/Country	Percentage of Net Assets
Common Stock	95.71%
Brazil	7.01%
China	26.65%
Hong Kong	8.98%
Hungary	1.22%
India	5.59%
Indonesia	0.93%
Kuwait	1.03%
Mexico	2.69%
Poland	2.11%
Qatar	0.76%
Republic of Korea	22.20%
Russia	0.00%
South Africa	0.77%
Taiwan	13.60%
Thailand	1.04%
Turkey	1.13%
Preferred Stocks	2.81%
Rights	0.04%
Money Market Fund	0.51%
Total Investments	99.07%
Receivables and Other Assets Net of Liabilities	0.93%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Air Freight & Logistics	0.97%
Auto Components	1.07%
Automobiles	4.67%
Banks	11.85%
Beverages	2.57%
Capital Markets	1.65%
Chemicals	2.07%
Construction & Engineering	1.41%
Construction Materials	2.56%
Diversified Financial Services	0.93%
Diversified Telecommunication Services	1.86%
Electric Utilities	1.01%
Electronic Equipment, Instruments & Components	4.58%
Entertainment	1.26%
Equity Real Estate Investment Trusts	1.20%
Food Products	2.72%
Gas Utilities	2.32%
Health Care Equipment & Supplies	1.49%
Sector	Percentage of Net Assets
Health Care Providers & Services	1.26%
Household Durables	1.73%
Independent Power and Renewable Electricity Producers	2.38%
Industrial Conglomerates	6.52%
Insurance	9.18%
Machinery	0.94%
Metals & Mining	7.11%
Oil, Gas & Consumable Fuels	3.93%
Personal Products	1.37%
Pharmaceuticals	3.56%
Real Estate Management & Development	0.82%
Semiconductors & Semiconductor Equipment	0.97%
Specialty Retail	0.67%
Technology Hardware, Storage & Peripherals	5.35%
Textiles, Apparel & Luxury Goods	1.18%
Tobacco	2.67%
Wireless Telecommunication Services	2.73%
Total	98.56%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	1.49%
Arca Continental SAB de CV	1.48%
ITC Ltd.	1.40%
Hengan International Group Co. Ltd.	1.37%
NTPC Ltd.	1.32%
Hypera SA	1.29%
China Gas Holdings Ltd.	1.27%
China Life Insurance Co. Ltd. Class H	1.27%
KT&G Corp.	1.26%
Sinopharm Group Co. Ltd. Class H	1.26%
Total	13.41%
LVIP SSGA Funds–9

LVIP SSGA Large Cap 100 Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.57%
Aerospace & Defense	3.56%
Air Freight & Logistics	1.80%
Automobiles	1.60%
Banks	4.66%
Biotechnology	1.60%
Building Products	1.08%
Capital Markets	1.13%
Chemicals	2.54%
Communications Equipment	0.97%
Consumer Finance	1.36%
Containers & Packaging	0.85%
Diversified Telecommunication Services	1.73%
Electric Utilities	4.27%
Electrical Equipment	1.09%
Electronic Equipment, Instruments & Components	0.92%
Entertainment	0.11%
Equity Real Estate Investment Trusts	6.07%
Food & Staples Retailing	0.88%
Food Products	5.89%
Health Care Equipment & Supplies	1.69%
Health Care Providers & Services	5.84%
Hotels, Restaurants & Leisure	1.15%
Household Durables	3.31%
Industrial Conglomerates	0.89%
Insurance	5.12%
Internet & Direct Marketing Retail	0.80%
IT Services	4.24%
Life Sciences Tools & Services	0.82%
Machinery	4.30%
Media	1.32%
Metals & Mining	1.22%
Multi-Utilities	1.15%
Oil, Gas & Consumable Fuels	5.32%
Pharmaceuticals	4.83%
Professional Services	1.08%
Semiconductors & Semiconductor Equipment	9.30%
Software	1.15%
Specialty Retail	1.67%
Technology Hardware, Storage & Peripherals	1.72%
Textiles, Apparel & Luxury Goods	0.54%
Money Market Fund	0.24%
Total Investments	99.81%
Receivables and Other Assets Net of Liabilities	0.19%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Gilead Sciences, Inc.	1.60%
Marathon Petroleum Corp.	1.58%
Merck & Co., Inc.	1.52%
Cigna Corp.	1.51%
Valero Energy Corp.	1.45%
J M Smucker Co.	1.33%
Northrop Grumman Corp.	1.33%
Conagra Brands, Inc.	1.32%
VICI Properties, Inc.	1.32%
Cummins, Inc.	1.28%
Total	14.24%

IT–Information Technology

LVIP SSGA Funds–10

LVIP SSGA Small-Mid Cap 200 Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.20%
Air Freight & Logistics	0.66%
Auto Components	0.87%
Automobiles	0.52%
Banks	1.58%
Beverages	0.56%
Biotechnology	5.70%
Building Products	1.52%
Capital Markets	1.10%
Chemicals	1.50%
Commercial Services & Supplies	2.90%
Communications Equipment	1.05%
Construction & Engineering	2.80%
Consumer Finance	0.93%
Containers & Packaging	1.06%
Diversified Consumer Services	1.27%
Diversified Financial Services	0.61%
Diversified Telecommunication Services	0.72%
Electric Utilities	0.59%
Electronic Equipment, Instruments & Components	6.35%
Entertainment	0.09%
Equity Real Estate Investment Trusts	6.44%
Food & Staples Retailing	0.50%
Food Products	1.36%
Gas Utilities	0.59%
Health Care Equipment & Supplies	2.23%
Health Care Providers & Services	2.80%
Health Care Technology	1.27%
Household Durables	4.86%
Insurance	2.83%
Internet & Direct Marketing Retail	0.19%
IT Services	1.19%
Life Sciences Tools & Services	0.09%
Machinery	1.74%
Marine	0.83%
Media	1.09%
Metals & Mining	1.47%
Mortgage Real Estate Investment Trusts (REITs)	6.64%
Multiline Retail	0.23%
Multi-Utilities	0.59%
Oil, Gas & Consumable Fuels	6.76%
Personal Products	0.63%
Pharmaceuticals	4.17%
Professional Services	2.28%
Road & Rail	2.54%
Semiconductors & Semiconductor Equipment	2.27%
Security Type/Sector	Percentage of Net Assets
Software	1.30%
Specialty Retail	4.83%
Technology Hardware, Storage & Peripherals	0.67%
Thrifts & Mortgage Finance	0.97%
Tobacco	0.54%
Trading Companies & Distributors	2.19%
Wireless Telecommunication Services	0.73%
Money Market Fund	0.50%
Total Investments	99.70%
Receivables and Other Assets Net of Liabilities	0.30%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
International Seaways, Inc.	1.27%
GEO Group, Inc.	1.10%
PBF Energy, Inc. Class A	1.03%
Griffon Corp.	0.99%
United Therapeutics Corp.	0.90%
Hibbett, Inc.	0.87%
Covenant Logistics Group, Inc.	0.87%
Mativ Holdings, Inc.	0.84%
Sanmina Corp.	0.79%
Bluebird Bio, Inc.	0.79%
Total	9.45%

IT–Information Technology

LVIP SSGA Funds–11

LVIP SSGA Developed International 150 Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–97.04%
Australia–4.32%
Aurizon Holdings Ltd.	2,010,914	$ 5,106,859
Dexus	684,217	3,610,332
Fortescue Metals Group Ltd.	387,596	5,412,482
GPT Group	1,494,473	4,273,551
Sonic Healthcare Ltd.	209,617	4,277,251
Stockland	1,783,260	4,407,302
Vicinity Ltd.	3,968,051	5,403,296
		32,491,073
Austria–1.50%
Erste Group Bank AG	154,041	4,930,304
OMV AG	123,322	6,349,680
		11,279,984
Canada–0.63%
Manulife Financial Corp.	265,700	4,739,036
		4,739,036
Denmark–0.52%
AP Moller - Maersk AS Class B	1,755	3,946,148
		3,946,148
Finland–0.66%
Fortum Oyj	299,533	4,982,667
		4,982,667
France–8.48%
BNP Paribas SA	97,958	5,583,747
Bouygues SA	155,060	4,654,188
Carrefour SA	267,940	4,485,806
Danone SA	97,150	5,119,633
Eiffage SA	54,426	5,355,285
Engie SA	425,569	6,098,905
†Euroapi SA	2,348	34,811
Gecina SA	48,073	4,896,392
Orange SA	469,782	4,667,210
Publicis Groupe SA	90,995	5,787,838
Sanofi	53,699	5,164,189
Societe Generale SA	207,737	5,221,294
TotalEnergies SE	107,650	6,758,467
		63,827,765
Germany–5.72%
Allianz SE	23,531	5,060,419
Bayer AG	84,550	4,373,727
Bayerische Motoren Werke AG	63,793	5,693,785
Covestro AG	106,008	4,147,556
Deutsche Telekom AG	300,108	5,987,466
Fresenius Medical Care AG & Co. KGaA	85,921	2,811,648
Fresenius SE & Co. KGaA	156,094	4,386,132
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Germany (continued)
HeidelbergCement AG	94,222	$ 5,373,815
Mercedes-Benz Group AG	79,283	5,210,923
		43,045,471
Hong Kong–5.84%
CK Asset Holdings Ltd.	815,129	5,017,897
CK Hutchison Holdings Ltd.	745,514	4,474,736
Henderson Land Development Co. Ltd.	1,319,300	4,605,875
HKT Trust & HKT Ltd.	3,976,000	4,874,840
Link REIT	651,300	4,781,209
Power Assets Holdings Ltd.	846,500	4,636,232
Sun Hung Kai Properties Ltd.	456,000	6,239,333
WH Group Ltd.	8,959,365	5,211,169
Xinyi Glass Holdings Ltd.	2,220,000	4,135,418
		43,976,709
Italy–2.97%
Assicurazioni Generali SpA	264,004	4,695,448
Mediobanca Banca di Credito Finanziario SpA	550,806	5,297,056
Snam SpA	1,000,643	4,849,041
UniCredit SpA	529,685	7,525,238
		22,366,783
Japan–42.56%
AGC, Inc.	137,200	4,594,590
Aisin Corp.	159,500	4,290,117
Asahi Group Holdings Ltd.	151,800	4,764,281
Bridgestone Corp.	146,000	5,218,577
Brother Industries Ltd.	299,900	4,586,249
Canon, Inc.	229,644	4,996,559
Dai Nippon Printing Co. Ltd.	225,700	4,557,338
Daiwa Securities Group, Inc.	942,300	4,185,926
ENEOS Holdings, Inc.	1,428,500	4,876,318
FUJIFILM Holdings Corp.	89,400	4,512,915
Hirose Electric Co. Ltd.	37,300	4,717,921
Honda Motor Co. Ltd.	196,600	4,541,993
Idemitsu Kosan Co. Ltd.	196,300	4,591,900
Isuzu Motors Ltd.	421,900	4,973,174
ITOCHU Corp.	162,517	5,134,071
Japan Post Holdings Co. Ltd.	683,300	5,776,603
Japan Tobacco, Inc.	323,146	6,552,054
JFE Holdings, Inc.	366,100	4,284,742
Kajima Corp.	429,600	5,027,930
Kansai Electric Power Co., Inc.	559,400	5,451,635
KDDI Corp.	162,400	4,927,437
Komatsu Ltd.	225,100	4,932,853
LVIP SSGA Funds–12

LVIP SSGA Developed International 150 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Kyocera Corp.	97,200	$ 4,852,594
Lixil Corp.	276,600	4,217,286
Marubeni Corp.	457,400	5,280,105
MEIJI Holdings Co. Ltd.	100,000	5,135,629
Mitsubishi Chemical Group Corp.	819,900	4,277,549
Mitsubishi Corp.	145,700	4,754,900
Mitsubishi Electric Corp.	468,500	4,688,927
Mitsubishi Heavy Industries Ltd.	168,800	6,731,935
Mitsubishi UFJ Financial Group, Inc.	845,000	5,723,903
Mitsui & Co. Ltd.	200,500	5,886,365
Mitsui Chemicals, Inc.	215,000	4,873,705
Mitsui OSK Lines Ltd.	198,100	4,966,085
Mizuho Financial Group, Inc.	409,430	5,790,171
NEC Corp.	130,800	4,619,461
NIPPON EXPRESS HOLDINGS, Inc.	77,100	4,429,549
Nippon Steel Corp.	297,900	5,202,581
Nippon Telegraph & Telephone Corp.	184,900	5,300,166
Nippon Yusen KK	184,900	4,381,583
Obayashi Corp.	711,600	5,411,283
Oji Holdings Corp.	1,101,400	4,456,289
Otsuka Holdings Co. Ltd.	159,200	5,222,158
Resona Holdings, Inc.	1,234,934	6,805,122
Ricoh Co. Ltd.	641,600	4,922,975
Rohm Co. Ltd.	71,100	5,162,930
Seiko Epson Corp.	357,500	5,246,457
Sekisui House Ltd.	277,000	4,925,171
Shimizu Corp.	878,300	4,711,393
SUMCO Corp.	338,800	4,535,748
Sumitomo Chemical Co. Ltd.	1,156,000	4,175,130
Sumitomo Corp.	304,400	5,093,435
Sumitomo Electric Industries Ltd.	441,100	5,056,652
Sumitomo Metal Mining Co. Ltd.	105,000	3,737,085
Sumitomo Mitsui Financial Group, Inc.	158,800	6,408,144
Taisei Corp.	178,600	5,783,679
Takeda Pharmaceutical Co. Ltd.	185,200	5,801,259
TDK Corp.	153,600	5,073,575
Toray Industries, Inc.	1,030,800	5,785,487
Tosoh Corp.	356,700	4,267,137
Toyota Industries Corp.	77,700	4,286,407
Toyota Motor Corp.	307,400	4,245,371
Toyota Tsusho Corp.	131,800	4,905,844
Yamaha Motor Co. Ltd.	251,300	5,763,586
		320,389,994
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Netherlands–4.06%
ABN AMRO Bank NV	440,028	$ 6,088,034
Aegon NV	1,084,654	5,501,137
ING Groep NV	532,869	6,495,822
Koninklijke Ahold Delhaize NV	175,647	5,046,490
Koninklijke Philips NV	186,279	2,792,429
NN Group NV	112,913	4,612,310
		30,536,222
Norway–0.59%
Orkla ASA	618,845	4,481,143
		4,481,143
Singapore–0.64%
Wilmar International Ltd.	1,544,258	4,807,791
		4,807,791
Spain–3.20%
Enagas SA	251,285	4,176,037
Endesa SA	271,216	5,119,847
†Grifols SA	326,410	3,763,096
Repsol SA	419,142	6,662,754
Telefonica SA	1,197,536	4,339,238
		24,060,972
Sweden–4.13%
Skandinaviska Enskilda Banken AB Class A	509,877	5,861,105
SKF AB Class B	321,993	4,910,965
Svenska Handelsbanken AB Class A	589,238	5,934,816
Swedbank AB Class A	337,889	5,741,119
Telefonaktiebolaget LM Ericsson Class B	602,375	3,515,588
Volvo AB Class B	284,951	5,146,942
		31,110,535
Switzerland–2.08%
Adecco Group AG	118,925	3,917,650
†Holcim AG	114,937	5,951,640
Novartis AG	63,988	5,784,629
		15,653,919
United Kingdom–9.14%
abrdn PLC	2,053,922	4,699,246
Aviva PLC	733,020	3,924,025
Barratt Developments PLC	799,529	3,835,432
British American Tobacco PLC	128,077	5,081,032
GSK PLC	206,807	3,594,278
†Haleon PLC	258,509	1,023,049
Imperial Brands PLC	258,570	6,473,909
J Sainsbury PLC	1,619,393	4,262,055
Johnson Matthey PLC	225,369	5,795,222

LVIP SSGA Funds–13

LVIP SSGA Developed International 150 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Kingfisher PLC	1,605,166	$ 4,581,675
Legal & General Group PLC	1,546,678	4,665,292
Lloyds Banking Group PLC	8,490,403	4,661,098
Pearson PLC	544,894	6,186,977
Persimmon PLC	191,712	2,820,644
Taylor Wimpey PLC	3,059,574	3,759,904
Vodafone Group PLC	3,366,169	3,428,172
		68,792,010
Total Common Stock (Cost $780,738,952)		730,488,222
ΔPREFERRED STOCKS–1.74%
Germany–1.74%
Henkel AG & Co. KGaA 2.84%	81,132	5,646,838
	Number of Shares	Value (U.S. $)
ΔPREFERRED STOCKS (continued)
Germany (continued)
Porsche Automobil Holding SE 5.00%	60,525	$ 3,319,786
Volkswagen AG 6.01%	33,118	4,127,223
Total Preferred Stocks (Cost $14,429,904)		13,093,847

MONEY MARKET FUND–0.41%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 4.12%)	3,095,674	3,095,674
Total Money Market Fund (Cost $3,095,674)		3,095,674

TOTAL INVESTMENTS–99.19% (Cost $798,264,530)	746,677,743
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.81%	6,096,167
NET ASSETS APPLICABLE TO 106,679,530 SHARES OUTSTANDING–100.00%	$752,773,910
NET ASSET VALUE PER SHARE–LVIP SSGA DEVELOPED INTERNATIONAL 150 FUND STANDARD CLASS ($629,274,554 / 89,184,000 Shares)	$7.056
NET ASSET VALUE PER SHARE–LVIP SSGA DEVELOPED INTERNATIONAL 150 FUND SERVICE CLASS ($123,499,356 / 17,495,530 Shares)	$7.059
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$844,825,495
Distributable earnings/(accumulated loss)	(92,051,585)
TOTAL NET ASSETS	$752,773,910

Δ Securities have been classified by country of origin.
† Non-income producing.
★ Includes $479,440 cash collateral held at broker for futures contracts, $206,067 payable for fund shares redeemed, $86,589 other accrued expenses payable, $249,506 due to manager and affiliates and $96,291 variation margin due to broker on futures contracts as of December 31, 2022.
LVIP SSGA Funds–14

LVIP SSGA Developed International 150 Fund
Statement of Net Assets (continued)
The following futures contracts were outstanding at December 31, 2022:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
102	E-mini MSCI EAFE Index	$9,941,940	$10,118,276	3/17/23	$—	$(176,336)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022.

Summary of Abbreviations:
EAFE–Europe Australasia Far East
MSCI–Morgan Stanley Capital International
REIT–Real Estate Investment Trust
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–15

LVIP SSGA Emerging Markets 100 Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–95.71%
Brazil–7.01%
Ambev SA	1,793,100	$ 4,900,847
Banco do Brasil SA	720,900	4,663,805
Cia Siderurgica Nacional SA	953,600	2,599,206
Hypera SA	685,400	5,877,147
JBS SA	692,100	2,891,771
Telefonica Brasil SA	476,800	3,444,164
Vale SA	262,700	4,450,673
Vibra Energia SA	1,042,700	3,057,203
		31,884,816
China–26.65%
Agricultural Bank of China Ltd. Class H	14,253,000	4,893,765
Anhui Conch Cement Co. Ltd. Class H	1,080,500	3,779,109
Bank of China Ltd. Class H	13,732,100	4,996,402
CGN Power Co. Ltd. Class H	20,163,000	4,804,743
China CITIC Bank Corp. Ltd. Class H	11,171,000	4,951,881
China Conch Venture Holdings Ltd.	1,900,500	4,129,484
China Feihe Ltd.	4,863,000	4,136,894
China Hongqiao Group Ltd.	3,785,000	3,573,843
China Life Insurance Co. Ltd. Class H	3,371,000	5,787,162
China Pacific Insurance Group Co. Ltd. Class H	2,051,200	4,567,303
China Petroleum & Chemical Corp. Class H	11,052,000	5,338,070
China Tower Corp. Ltd. Class H	46,442,000	4,997,954
CITIC Ltd.	4,897,000	5,169,629
Country Garden Holdings Co. Ltd.	7,488,051	2,561,428
Great Wall Motor Co. Ltd. Class H	3,194,000	4,157,485
Hengan International Group Co. Ltd.	1,174,000	6,234,400
Huatai Securities Co. Ltd. Class H	3,479,200	3,980,457
Industrial & Commercial Bank of China Ltd. Class H	8,870,000	4,568,270
Kingsoft Corp. Ltd.	1,708,000	5,711,240
People's Insurance Co. Group of China Ltd. Class H	16,468,000	5,464,402
PICC Property & Casualty Co. Ltd. Class H	5,306,000	5,037,180
Ping An Insurance Group Co. of China Ltd. Class H	727,000	4,810,684
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Shandong Weigao Group Medical Polymer Co. Ltd. Class H	4,133,200	$ 6,788,542
=†Sunac China Holdings Ltd.	8,090,000	1,186,741
Tingyi Cayman Islands Holding Corp.	3,004,000	5,303,361
Weichai Power Co. Ltd. Class H	3,180,000	4,269,632
		121,200,061
Hong Kong–8.98%
Bank of Communications Co. Ltd. Class H	7,740,000	4,452,351
China Construction Bank Corp. Class H	7,303,000	4,575,222
China Gas Holdings Ltd.	3,982,000	5,795,376
China National Building Material Co. Ltd. Class H	4,558,000	3,743,126
Guangzhou Automobile Group Co. Ltd. Class H	6,389,200	4,305,606
Kingboard Holdings Ltd.	1,064,000	3,387,428
Postal Savings Bank of China Co. Ltd. Class H	6,582,000	4,089,796
Sino Biopharmaceutical Ltd.	8,137,000	4,764,119
Sinopharm Group Co. Ltd. Class H	2,261,200	5,747,549
		40,860,573
Hungary–1.22%
Richter Gedeon Nyrt	249,572	5,553,516
		5,553,516
India–5.59%
GAIL India Ltd.	4,117,368	4,780,288
Indian Oil Corp. Ltd.	5,029,107	4,650,389
ITC Ltd.	1,583,292	6,345,225
NTPC Ltd.	2,980,074	5,995,809
Vedanta Ltd.	981,279	3,658,001
		25,429,712
Indonesia–0.93%
†Astra International Tbk PT	11,530,300	4,221,790
		4,221,790
Kuwait–1.03%
Mobile Telecommunications Co. KSCP	2,550,722	4,695,297
		4,695,297
Mexico–2.69%
Arca Continental SAB de CV	831,700	6,745,279
LVIP SSGA Funds–16

LVIP SSGA Emerging Markets 100 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Mexico (continued)
Fibra Uno Administracion SA de CV	4,634,200	$ 5,469,766
		12,215,045
Poland–2.11%
Polski Koncern Naftowy ORLEN SA	290,383	4,257,639
Powszechny Zaklad Ubezpieczen SA	661,028	5,343,926
		9,601,565
Qatar–0.76%
Industries Qatar QSC	971,764	3,430,083
		3,430,083
Republic of Korea–22.20%
†Coway Co. Ltd.	94,833	4,210,567
†GS Engineering & Construction Corp.	135,419	2,278,481
GS Holdings Corp.	158,992	5,517,467
Hana Financial Group, Inc.	129,431	4,309,937
†Hyundai Glovis Co. Ltd.	34,070	4,423,356
Hyundai Mobis Co. Ltd.	30,663	4,863,711
Hyundai Motor Co.	36,586	4,378,683
†Hyundai Steel Co.	153,131	3,732,390
KB Financial Group, Inc.	104,873	4,017,960
†Kia Corp.	89,309	4,202,031
†Korea Investment Holdings Co. Ltd.	83,843	3,558,148
†KT&G Corp.	79,594	5,752,853
†LG Corp.	85,287	5,280,981
†LG Display Co. Ltd.	321,156	3,173,696
†LG Electronics, Inc.	53,216	3,658,587
†Lotte Chemical Corp.	31,642	4,478,135
POSCO Holdings, Inc.	21,182	4,635,718
†Samsung C&T Corp.	57,237	5,156,554
†Samsung Fire & Marine Insurance Co. Ltd.	32,196	5,094,698
†Samsung Life Insurance Co. Ltd.	100,928	5,667,625
Shinhan Financial Group Co. Ltd.	161,788	4,504,094
SK Telecom Co. Ltd.	112,377	4,215,694
Woori Financial Group, Inc.	423,630	3,869,997
		100,981,363
Russia–0.00%
=†πNovolipetsk Steel PJSC GDR	176,137	0
=†πSeverstal PAO	283,840	0
=†πSurgutneftegas PJSC	11,590,970	0
		0
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
South Africa–0.77%
Vodacom Group Ltd.	484,789	$ 3,500,838
		3,500,838
Taiwan–13.60%
Acer, Inc.	4,985,000	3,819,582
ASE Technology Holding Co. Ltd.	1,439,000	4,396,288
Asia Cement Corp.	3,118,000	4,159,295
Asustek Computer, Inc.	405,000	3,538,010
AUO Corp.	5,669,600	2,766,963
Compal Electronics, Inc.	5,616,000	4,211,703
Far Eastern New Century Corp.	4,897,000	5,082,536
Hon Hai Precision Industry Co. Ltd.	1,418,000	4,608,944
Innolux Corp.	7,759,470	2,789,678
Lite-On Technology Corp.	2,238,000	4,645,586
Pegatron Corp.	2,052,000	4,239,462
Pou Chen Corp.	4,803,000	5,344,393
Quanta Computer, Inc.	1,646,000	3,871,933
WPG Holdings Ltd.	2,655,000	4,154,984
Yuanta Financial Holding Co. Ltd.	5,983,910	4,224,784
		61,854,141
Thailand–1.04%
PTT Global Chemical PCL NVDR	3,448,800	4,704,946
		4,704,946
Turkey–1.13%
Eregli Demir ve Celik Fabrikalari TAS	2,337,704	5,157,329
		5,157,329
Total Common Stock (Cost $496,160,946)		435,291,075
ΔPREFERRED STOCKS–2.81%
Brazil–2.81%
Cia Energetica de Minas Gerais 12.22%	2,233,530	4,620,859
Gerdau SA 17.19%	824,500	4,532,079
Petroleo Brasileiro SA 42.90%	785,400	3,644,001
Total Preferred Stocks (Cost $16,251,803)		12,796,939
RIGHTS–0.04%
Republic of Korea–0.04%
=†Lotte Chemical Corp.	6,330	180,005
Total Rights (Cost $0)		180,005

LVIP SSGA Funds–17

LVIP SSGA Emerging Markets 100 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–0.51%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 4.12%)	2,323,564	$ 2,323,564
Total Money Market Fund (Cost $2,323,564)		2,323,564

TOTAL INVESTMENTS–99.07% (Cost $514,736,313)	450,591,583
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.93%	4,223,453
NET ASSETS APPLICABLE TO 66,011,815 SHARES OUTSTANDING–100.00%	$ 454,815,036
NET ASSET VALUE PER SHARE–LVIP SSGA EMERGING MARKETS 100 FUND STANDARD CLASS ($315,154,518 / 45,747,695 Shares)	$6.889
NET ASSET VALUE PER SHARE–LVIP SSGA EMERGING MARKETS 100 FUND SERVICE CLASS ($139,660,518 / 20,264,120 Shares)	$6.892
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$ 679,619,706
Distributable earnings/(accumulated loss)	(224,804,670)
TOTAL NET ASSETS	$ 454,815,036

Δ Securities have been classified by country of origin.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
† Non-income producing.
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, or have certain restrictions on resale which may limit their liquidity. At December 31, 2022, the aggregate value of restricted securities was $0, which represented 0.00% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Restricted Securities
Investment	Date of Acquisition	Cost	Value
Novolipetsk Steel PJSC GDR	2/17/2022	$ 3,896,023	$ 0
Severstal PAO	2/4/2022	3,161,310	0
Surgutneftegas PJSC	2/4/2022	5,050,556	0
Total		$12,107,889	$—

★ Includes $332,420 cash collateral held at broker for futures contracts, $165,635 payable for fund shares redeemed, $131,902 other accrued expenses payable, $168,980 due to manager and affiliates, $114,183 variation margin due to broker on futures contracts and $630,065 foreign capital gain taxes payable as of December 31, 2022.
LVIP SSGA Funds–18

LVIP SSGA Emerging Markets 100 Fund
Statement of Net Assets (continued)
The following futures contracts were outstanding at December 31, 2022:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
154	E-mini MSCI Emerging Markets Index	$7,387,380	$7,540,916	3/17/23	$—	$(153,536)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022.

Summary of Abbreviations:
GDR–Global Depository Receipt
MSCI–Morgan Stanley Capital International
NVDR–Non-Voting Depository Receipt
PJSC–Public Joint Stock Company
QSC–Qatari Shareholding Company
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–19

LVIP SSGA Large Cap 100 Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.57%
Aerospace & Defense–3.56%
General Dynamics Corp.	58,520	$ 14,519,397
Northrop Grumman Corp.	31,042	16,936,826
Raytheon Technologies Corp.	138,626	13,990,136
		45,446,359
Air Freight & Logistics–1.80%
CH Robinson Worldwide, Inc.	132,713	12,151,202
FedEx Corp.	62,648	10,850,634
		23,001,836
Automobiles–1.60%
Ford Motor Co.	837,985	9,745,766
General Motors Co.	318,177	10,703,474
		20,449,240
Banks–4.66%
Citigroup, Inc.	250,010	11,307,952
Citizens Financial Group, Inc.	290,001	11,417,339
Huntington Bancshares, Inc.	931,564	13,135,053
KeyCorp	597,543	10,409,199
Regions Financial Corp.	615,891	13,278,610
		59,548,153
Biotechnology–1.60%
Gilead Sciences, Inc.	238,472	20,472,821
		20,472,821
Building Products–1.08%
Johnson Controls International PLC	215,048	13,763,072
		13,763,072
Capital Markets–1.13%
Goldman Sachs Group, Inc.	41,936	14,399,984
		14,399,984
Chemicals–2.54%
Dow, Inc.	220,060	11,088,823
Eastman Chemical Co.	127,492	10,382,949
LyondellBasell Industries NV Class A	131,634	10,929,571
		32,401,343
Communications Equipment–0.97%
Cisco Systems, Inc.	258,944	12,336,092
		12,336,092
Consumer Finance–1.36%
Ally Financial, Inc.	315,008	7,701,946
Capital One Financial Corp.	104,392	9,704,280
		17,406,226
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Containers & Packaging–0.85%
International Paper Co.	311,789	$ 10,797,253
		10,797,253
Diversified Telecommunication Services–1.73%
AT&T, Inc.	604,608	11,130,833
Verizon Communications, Inc.	276,518	10,894,809
		22,025,642
Electric Utilities–4.27%
Duke Energy Corp.	131,363	13,529,075
Edison International	210,611	13,399,072
Entergy Corp.	125,083	14,071,838
Evergy, Inc.	215,271	13,547,004
		54,546,989
Electrical Equipment–1.09%
Emerson Electric Co.	144,244	13,856,079
		13,856,079
Electronic Equipment, Instruments & Components–0.92%
Corning, Inc.	367,972	11,753,026
		11,753,026
Entertainment–0.11%
†Warner Bros Discovery, Inc.	145,905	1,383,179
		1,383,179
Equity Real Estate Investment Trusts–6.07%
Alexandria Real Estate Equities, Inc.	73,504	10,707,328
Kimco Realty Corp.	585,998	12,411,438
Realty Income Corp.	211,239	13,398,890
Ventas, Inc.	229,888	10,356,454
VICI Properties, Inc.	519,950	16,846,380
WP Carey, Inc.	175,868	13,744,084
		77,464,574
Food & Staples Retailing–0.88%
Walgreens Boots Alliance, Inc.	300,125	11,212,670
		11,212,670
Food Products–5.89%
Conagra Brands, Inc.	436,908	16,908,340
J M Smucker Co.	107,336	17,008,462
Kellogg Co.	228,367	16,268,865
Kraft Heinz Co.	365,098	14,863,140
Tyson Foods, Inc. Class A	163,355	10,168,849
		75,217,656
Health Care Equipment & Supplies–1.69%
Cooper Cos., Inc.	34,238	11,321,479
LVIP SSGA Funds–20

LVIP SSGA Large Cap 100 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
Medtronic PLC	132,644	$ 10,309,092
		21,630,571
Health Care Providers & Services–5.84%
Cigna Corp.	58,292	19,314,471
CVS Health Corp.	130,651	12,175,367
Elevance Health, Inc.	29,724	15,247,520
Laboratory Corp. of America Holdings	51,989	12,242,370
Quest Diagnostics, Inc.	99,299	15,534,335
		74,514,063
Hotels, Restaurants & Leisure–1.15%
Darden Restaurants, Inc.	106,508	14,733,252
		14,733,252
Household Durables–3.31%
DR Horton, Inc.	178,923	15,949,196
Garmin Ltd.	120,728	11,141,987
Lennar Corp. Class A	168,130	15,215,765
		42,306,948
Industrial Conglomerates–0.89%
3M Co.	94,721	11,358,942
		11,358,942
Insurance–5.12%
Allstate Corp.	101,661	13,785,232
American International Group, Inc.	223,300	14,121,492
F&G Annuities & Life, Inc.	19,444	389,074
Fidelity National Financial, Inc.	284,292	10,695,065
MetLife, Inc.	200,978	14,544,778
Prudential Financial, Inc.	118,425	11,778,550
		65,314,191
Internet & Direct Marketing Retail–0.80%
eBay, Inc.	246,451	10,220,323
		10,220,323
IT Services–4.24%
Cognizant Technology Solutions Corp. Class A	154,843	8,855,471
Fidelity National Information Services, Inc.	146,480	9,938,668
Global Payments, Inc.	104,505	10,379,437
International Business Machines Corp.	109,153	15,378,566
SS&C Technologies Holdings, Inc.	183,859	9,571,699
		54,123,841
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Life Sciences Tools & Services–0.82%
†Bio-Rad Laboratories, Inc. Class A	24,885	$ 10,463,894
		10,463,894
Machinery–4.30%
Caterpillar, Inc.	63,478	15,206,790
Cummins, Inc.	67,438	16,339,553
PACCAR, Inc.	158,634	15,700,007
Stanley Black & Decker, Inc.	101,688	7,638,802
		54,885,152
Media–1.32%
Comcast Corp. Class A	301,288	10,536,041
Paramount Global Class B	371,958	6,278,651
		16,814,692
Metals & Mining–1.22%
Steel Dynamics, Inc.	159,158	15,549,737
		15,549,737
Multi-Utilities–1.15%
Consolidated Edison, Inc.	154,256	14,702,139
		14,702,139
Oil, Gas & Consumable Fuels–5.32%
Chevron Corp.	84,833	15,226,675
Kinder Morgan, Inc.	770,703	13,934,310
Marathon Petroleum Corp.	173,332	20,174,112
Valero Energy Corp.	146,327	18,563,043
		67,898,140
Pharmaceuticals–4.83%
Bristol-Myers Squibb Co.	194,816	14,017,011
Merck & Co., Inc.	175,448	19,465,956
Pfizer, Inc.	268,199	13,742,517
Royalty Pharma PLC Class A	366,178	14,471,354
		61,696,838
Professional Services–1.08%
Leidos Holdings, Inc.	131,124	13,792,934
		13,792,934
Semiconductors & Semiconductor Equipment–9.30%
Analog Devices, Inc.	85,515	14,027,026
Applied Materials, Inc.	101,718	9,905,299
Intel Corp.	273,202	7,220,729
KLA Corp.	38,513	14,520,556
Lam Research Corp.	25,360	10,658,808
Micron Technology, Inc.	180,328	9,012,793
NXP Semiconductors NV	73,853	11,670,990
†Qorvo, Inc.	107,856	9,776,068
Skyworks Solutions, Inc.	101,910	9,287,058
Teradyne, Inc.	114,938	10,039,834

LVIP SSGA Funds–21

LVIP SSGA Large Cap 100 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
Texas Instruments, Inc.	76,550	$ 12,647,591
		118,766,752
Software–1.15%
†VMware, Inc. Class A	120,130	14,747,159
		14,747,159
Specialty Retail–1.67%
Advance Auto Parts, Inc.	65,707	9,660,900
Best Buy Co., Inc.	145,917	11,704,003
		21,364,903
Technology Hardware, Storage & Peripherals–1.72%
Hewlett Packard Enterprise Co.	827,986	13,214,657
†Western Digital Corp.	279,233	8,809,801
		22,024,458
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods–0.54%
VF Corp.	250,707	$ 6,922,020
		6,922,020
Total Common Stock (Cost $1,191,736,176)		1,271,313,143

MONEY MARKET FUND–0.24%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 4.12%)	3,026,066	3,026,066
Total Money Market Fund (Cost $3,026,066)		3,026,066

TOTAL INVESTMENTS–99.81% (Cost $1,194,762,242)	1,274,339,209
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.19%	2,406,513
NET ASSETS APPLICABLE TO 106,953,852 SHARES OUTSTANDING–100.00%	$1,276,745,722
NET ASSET VALUE PER SHARE–LVIP SSGA LARGE CAP 100 FUND STANDARD CLASS ($967,303,977 / 80,981,079 Shares)	$11.945
NET ASSET VALUE PER SHARE–LVIP SSGA LARGE CAP 100 FUND SERVICE CLASS ($309,441,745 / 25,972,773 Shares)	$11.914
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$1,062,720,789
Distributable earnings/(accumulated loss)	214,024,933
TOTAL NET ASSETS	$1,276,745,722

† Non-income producing.
★ Includes $392,201 cash collateral held at broker for futures contracts, $336,909 payable for fund shares redeemed, $77,019 other accrued expenses payable, $426,911 due to manager and affiliates and $19,907 variation margin due to broker on futures contracts as of December 31, 2022.

The following futures contracts were outstanding at December 31, 2022:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
37	E-mini S&P 500 Index	$7,142,850	$7,378,652	3/17/23	$—	$(235,802)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.
LVIP SSGA Funds–22

LVIP SSGA Large Cap 100 Fund
Statement of Net Assets (continued)
[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022.

Summary of Abbreviations:
IT–Information Technology
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–23

LVIP SSGA Small-Mid Cap 200 Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.20%
Air Freight & Logistics–0.66%
†Atlas Air Worldwide Holdings, Inc.	27,863	$ 2,808,590
		2,808,590
Auto Components–0.87%
†Goodyear Tire & Rubber Co.	174,799	1,774,210
Standard Motor Products, Inc.	55,076	1,916,645
		3,690,855
Automobiles–0.52%
Thor Industries, Inc.	29,419	2,220,840
		2,220,840
Banks–1.58%
Financial Institutions, Inc.	77,622	1,890,872
Midland States Bancorp, Inc.	83,201	2,214,811
WesBanco, Inc.	70,746	2,616,187
		6,721,870
Beverages–0.56%
Molson Coors Beverage Co. Class B	46,454	2,393,310
		2,393,310
Biotechnology–5.70%
†2seventy bio, Inc.	135,080	1,265,700
†4D Molecular Therapeutics, Inc.	149,043	3,310,245
†Anika Therapeutics, Inc.	91,898	2,720,181
†Bluebird Bio, Inc.	484,582	3,353,307
†Emergent BioSolutions, Inc.	56,900	671,989
†Kodiak Sciences, Inc.	299,969	2,147,778
†Ligand Pharmaceuticals, Inc.	21,178	1,414,690
†PMV Pharmaceuticals, Inc.	128,267	1,115,923
†Sage Therapeutics, Inc.	73,205	2,792,039
†United Therapeutics Corp.	13,761	3,826,797
†Vanda Pharmaceuticals, Inc.	210,519	1,555,735
		24,174,384
Building Products–1.52%
Griffon Corp.	117,865	4,218,388
Owens Corning	26,409	2,252,688
		6,471,076
Capital Markets–1.10%
Invesco Ltd.	113,037	2,033,536
Jefferies Financial Group, Inc.	76,521	2,623,140
		4,656,676
Chemicals–1.50%
Mativ Holdings, Inc.	170,920	3,572,228
Trinseo PLC	50,054	1,136,726
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Chemicals (continued)
Tronox Holdings PLC Class A	120,590	$ 1,653,289
		6,362,243
Commercial Services & Supplies–2.90%
ACCO Brands Corp.	302,428	1,690,572
Deluxe Corp.	78,958	1,340,707
Ennis, Inc.	134,931	2,990,071
†GEO Group, Inc.	425,980	4,664,481
MillerKnoll, Inc.	76,264	1,602,307
		12,288,138
Communications Equipment–1.05%
†Aviat Networks, Inc.	84,654	2,640,359
†NETGEAR, Inc.	99,184	1,796,222
		4,436,581
Construction & Engineering–2.80%
Argan, Inc.	61,848	2,280,954
Granite Construction, Inc.	75,485	2,647,259
MDU Resources Group, Inc.	96,345	2,923,107
Primoris Services Corp.	99,178	2,175,965
†Tutor Perini Corp.	243,950	1,841,823
		11,869,108
Consumer Finance–0.93%
Bread Financial Holdings, Inc.	42,046	1,583,452
Navient Corp.	144,440	2,376,038
		3,959,490
Containers & Packaging–1.06%
Greif, Inc. Class A	39,743	2,665,166
Westrock Co.	51,843	1,822,800
		4,487,966
Diversified Consumer Services–1.27%
Graham Holdings Co. Class B	4,059	2,452,488
†Perdoceo Education Corp.	212,442	2,952,944
		5,405,432
Diversified Financial Services–0.61%
Banco Latinoamericano de Comercio Exterior SA	158,870	2,573,694
		2,573,694
Diversified Telecommunication Services–0.72%
†Liberty Latin America Ltd. Class C	247,494	1,880,954
Lumen Technologies, Inc.	224,218	1,170,418
		3,051,372
Electric Utilities–0.59%
Pinnacle West Capital Corp.	33,078	2,515,251
		2,515,251
LVIP SSGA Funds–24

LVIP SSGA Small-Mid Cap 200 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electronic Equipment, Instruments & Components–6.35%
†Arrow Electronics, Inc.	19,476	$ 2,036,605
Avnet, Inc.	57,397	2,386,567
Benchmark Electronics, Inc.	96,245	2,568,779
†Kimball Electronics, Inc.	124,007	2,801,318
†Knowles Corp.	113,622	1,865,673
Methode Electronics, Inc.	57,728	2,561,392
†Sanmina Corp.	58,708	3,363,381
†ScanSource, Inc.	69,807	2,039,761
TD SYNNEX Corp.	23,238	2,200,871
†TTM Technologies, Inc.	166,223	2,506,643
Vishay Intertechnology, Inc.	120,674	2,602,938
		26,933,928
Entertainment–0.09%
†Skillz, Inc.	733,900	371,720
		371,720
Equity Real Estate Investment Trusts–6.44%
CTO Realty Growth, Inc.	115,135	2,104,668
Equity Commonwealth	87,650	2,188,620
Franklin Street Properties Corp.	419,800	1,146,054
Getty Realty Corp.	88,665	3,001,310
Industrial Logistics Properties Trust	110,778	362,244
LTC Properties, Inc.	66,300	2,355,639
Medical Properties Trust, Inc.	121,400	1,352,396
National Health Investors, Inc.	42,370	2,212,561
Necessity Retail REIT, Inc.	323,116	1,916,078
Office Properties Income Trust	99,531	1,328,739
Omega Healthcare Investors, Inc.	81,946	2,290,391
One Liberty Properties, Inc.	80,532	1,789,421
Sabra Health Care REIT, Inc.	171,330	2,129,632
SL Green Realty Corp.	30,190	1,018,007
Spirit Realty Capital, Inc.	54,076	2,159,255
		27,355,015
Food & Staples Retailing–0.50%
SpartanNash Co.	69,668	2,106,760
		2,106,760
Food Products–1.36%
B&G Foods, Inc.	90,795	1,012,364
Fresh Del Monte Produce, Inc.	95,596	2,503,659
Seaboard Corp.	599	2,261,351
		5,777,374
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Gas Utilities–0.59%
Spire, Inc.	36,634	$ 2,522,617
		2,522,617
Health Care Equipment & Supplies–2.23%
†Avanos Medical, Inc.	75,889	2,053,556
DENTSPLY SIRONA, Inc.	50,064	1,594,038
†Envista Holdings Corp.	48,727	1,640,638
=OmniAb, Inc. Earnout Shares	8,030	0
=OmniAb, Inc. Earnout Shares	8,030	0
†QuidelOrtho Corp.	22,104	1,893,650
†Varex Imaging Corp.	111,668	2,266,860
		9,448,742
Health Care Providers & Services–2.80%
†Fulgent Genetics, Inc.	39,100	1,164,398
†Invitae Corp.	300,900	559,674
National HealthCare Corp.	34,264	2,038,708
†OPKO Health, Inc.	709,718	887,147
Premier, Inc. Class A	69,220	2,421,316
Select Medical Holdings Corp.	99,987	2,482,677
Universal Health Services, Inc. Class B	16,693	2,351,877
		11,905,797
Health Care Technology–1.27%
†American Well Corp. Class A	666,435	1,886,011
†Computer Programs & Systems, Inc.	73,527	2,001,405
†Multiplan Corp.	583,960	671,554
†Teladoc Health, Inc.	35,500	839,575
		5,398,545
Household Durables–4.86%
†Beazer Homes USA, Inc.	150,857	1,924,935
Century Communities, Inc.	43,451	2,172,985
Ethan Allen Interiors, Inc.	93,289	2,464,695
KB Home	71,191	2,267,433
†M/I Homes, Inc.	52,910	2,443,384
MDC Holdings, Inc.	61,337	1,938,249
†Meritage Homes Corp.	28,939	2,668,176
†Taylor Morrison Home Corp.	84,615	2,568,065
†Tri Pointe Homes, Inc.	118,121	2,195,870
		20,643,792
Insurance–2.83%
Axis Capital Holdings Ltd.	42,607	2,308,021
CNO Financial Group, Inc.	96,811	2,212,131
Old Republic International Corp.	94,098	2,272,467
Universal Insurance Holdings, Inc.	185,685	1,966,404
Unum Group	78,821	3,234,026
		11,993,049

LVIP SSGA Funds–25

LVIP SSGA Small-Mid Cap 200 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Internet & Direct Marketing Retail–0.19%
†Qurate Retail, Inc.	487,381	$ 794,431
		794,431
IT Services–1.19%
Cass Information Systems, Inc.	66,374	3,041,257
†Conduent, Inc.	498,322	2,018,204
		5,059,461
Life Sciences Tools & Services–0.09%
†OmniAb, Inc.	103,773	373,583
		373,583
Machinery–1.74%
Miller Industries, Inc.	87,474	2,332,057
REV Group, Inc.	178,167	2,248,468
Timken Co.	39,632	2,800,793
		7,381,318
Marine–0.83%
Eagle Bulk Shipping, Inc.	38,034	1,899,418
Genco Shipping & Trading Ltd.	105,293	1,617,300
		3,516,718
Media–1.09%
†DISH Network Corp. Class A	79,314	1,113,569
Gray Television, Inc.	105,279	1,178,072
TEGNA, Inc.	110,284	2,336,918
		4,628,559
Metals & Mining–1.47%
Olympic Steel, Inc.	69,043	2,318,464
SunCoke Energy, Inc.	270,721	2,336,322
U.S. Steel Corp.	63,900	1,600,695
		6,255,481
Mortgage Real Estate Investment Trusts (REITs)–6.64%
AGNC Investment Corp.	189,063	1,956,802
Annaly Capital Management, Inc.	84,807	1,787,732
Apollo Commercial Real Estate Finance, Inc.	173,721	1,869,238
Ares Commercial Real Estate Corp.	160,442	1,650,948
ARMOUR Residential REIT, Inc.	296,073	1,666,891
Chimera Investment Corp.	200,748	1,104,114
Dynex Capital, Inc.	152,322	1,937,536
Ellington Financial, Inc.	138,456	1,712,701
Granite Point Mortgage Trust, Inc.	219,214	1,174,987
Great Ajax Corp.	223,569	1,620,875
Invesco Mortgage Capital, Inc.	113,003	1,438,528
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Mortgage Real Estate Investment Trusts (REITs) (continued)
MFA Financial, Inc.	150,675	$ 1,484,149
New York Mortgage Trust, Inc.	688,392	1,762,284
Ready Capital Corp.	157,615	1,755,831
Redwood Trust, Inc.	234,566	1,585,666
Rithm Capital Corp.	228,042	1,863,103
Two Harbors Investment Corp.	115,368	1,819,353
		28,190,738
Multiline Retail–0.23%
Big Lots, Inc.	65,852	968,024
		968,024
Multi-Utilities–0.59%
NorthWestern Corp.	42,438	2,518,271
		2,518,271
Oil, Gas & Consumable Fuels–6.76%
Dorian LPG Ltd.	175,536	3,326,407
DT Midstream, Inc.	45,361	2,506,649
EQT Corp.	80,138	2,711,069
Equitrans Midstream Corp.	297,067	1,990,349
HF Sinclair Corp.	63,382	3,288,892
International Seaways, Inc.	145,834	5,398,775
PBF Energy, Inc. Class A	107,131	4,368,802
†Peabody Energy Corp.	97,459	2,574,867
World Fuel Services Corp.	91,941	2,512,747
		28,678,557
Personal Products–0.63%
Edgewell Personal Care Co.	69,101	2,663,153
		2,663,153
Pharmaceuticals–4.17%
†Atea Pharmaceuticals, Inc.	339,484	1,632,918
†Athira Pharma, Inc.	206,547	654,754
†Cara Therapeutics, Inc.	198,674	2,133,759
†Collegium Pharmaceutical, Inc.	128,633	2,984,286
Perrigo Co. PLC	64,639	2,203,543
†Prestige Consumer Healthcare, Inc.	45,753	2,864,138
†Supernus Pharmaceuticals, Inc.	76,222	2,718,839
Viatris, Inc.	223,566	2,488,289
		17,680,526
Professional Services–2.28%
Barrett Business Services, Inc.	31,576	2,945,409
Kelly Services, Inc. Class A	111,967	1,892,243
ManpowerGroup, Inc.	26,006	2,163,959

LVIP SSGA Funds–26

LVIP SSGA Small-Mid Cap 200 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Professional Services (continued)
Resources Connection, Inc.	146,292	$ 2,688,847
		9,690,458
Road & Rail–2.54%
Covenant Logistics Group, Inc.	106,366	3,677,073
Knight-Swift Transportation Holdings, Inc.	45,745	2,397,495
Ryder System, Inc.	30,080	2,513,785
Schneider National, Inc. Class B	94,269	2,205,895
		10,794,248
Semiconductors & Semiconductor Equipment–2.27%
†Alpha & Omega Semiconductor Ltd.	37,100	1,059,947
Amkor Technology, Inc.	103,732	2,487,494
†Cohu, Inc.	77,666	2,489,195
†Ichor Holdings Ltd.	67,315	1,805,388
Kulicke & Soffa Industries, Inc.	40,295	1,783,457
		9,625,481
Software–1.30%
Adeia, Inc.	143,668	1,361,973
†Consensus Cloud Solutions, Inc.	42,269	2,272,381
Ebix, Inc.	68,724	1,371,731
Xperi, Inc.	57,467	494,791
		5,500,876
Specialty Retail–4.83%
Aaron's Co., Inc.	114,708	1,370,761
Big 5 Sporting Goods Corp.	142,262	1,256,174
†Conn's, Inc.	121,639	836,876
†Container Store Group, Inc.	299,487	1,290,789
Foot Locker, Inc.	80,336	3,035,897
Gap, Inc.	174,023	1,962,979
Haverty Furniture Cos., Inc.	86,154	2,576,005
Hibbett, Inc.	54,376	3,709,531
Rent-A-Center, Inc.	94,300	2,126,465
†Tilly's, Inc. Class A	259,928	2,352,348
		20,517,825
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Technology Hardware, Storage & Peripherals–0.67%
†Eastman Kodak Co.	355,618	$ 1,084,635
Xerox Holdings Corp.	121,115	1,768,279
		2,852,914
Thrifts & Mortgage Finance–0.97%
New York Community Bancorp, Inc.	225,569	1,939,893
Waterstone Financial, Inc.	127,436	2,196,997
		4,136,890
Tobacco–0.54%
Universal Corp.	43,544	2,299,559
		2,299,559
Trading Companies & Distributors–2.19%
Air Lease Corp.	55,795	2,143,644
Boise Cascade Co.	34,292	2,354,832
Rush Enterprises, Inc. Class A	46,838	2,448,691
Triton International Ltd.	34,179	2,350,831
		9,297,998
Wireless Telecommunication Services–0.73%
Telephone & Data Systems, Inc.	134,603	1,411,985
†U.S. Cellular Corp.	81,829	1,706,135
		3,118,120
Total Common Stock (Cost $464,977,133)		421,087,404

MONEY MARKET FUND–0.50%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 4.12%)	2,104,316	2,104,316
Total Money Market Fund (Cost $2,104,316)		2,104,316

TOTAL INVESTMENTS–99.70% (Cost $467,081,449)	423,191,720
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.30%	1,288,573
NET ASSETS APPLICABLE TO 39,721,239 SHARES OUTSTANDING–100.00%	$424,480,293
NET ASSET VALUE PER SHARE–LVIP SSGA SMALL-MID CAP 200 FUND STANDARD CLASS ($250,500,983 / 23,419,261 Shares)	$10.696
NET ASSET VALUE PER SHARE–LVIP SSGA SMALL-MID CAP 200 FUND SERVICE CLASS ($173,979,310 / 16,301,978 Shares)	$10.672
LVIP SSGA Funds–27

LVIP SSGA Small-Mid Cap 200 Fund
Statement of Net Assets (continued)
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$445,851,677
Distributable earnings/(accumulated loss)	(21,371,384)
TOTAL NET ASSETS	$424,480,293

† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
★ Includes $203,001 cash collateral held at broker for futures contracts, $118,708 payable for fund shares redeemed, $19,727 other accrued expenses payable, $164,693 due to manager and affiliates, $10,931 variation margin due to broker on futures contracts and $31,755 payable for audit fee as of December 31, 2022.

The following futures contracts were outstanding at December 31, 2022:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
35	E-mini Russell 2000 Index	$3,099,075	$3,153,779	3/17/23	$—	$(54,704)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022.

Summary of Abbreviations:
IT–Information Technology
REIT–Real Estate Investment Trust
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–28

LVIP SSGA Funds
Statements of Operations
Year Ended December 31, 2022
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 41,604,795	$ 32,426,540	$ 38,498,421	$ 13,561,122
Foreign taxes withheld	(3,640,021)	(4,237,927)	(28,699)	—
	37,964,774	28,188,613	38,469,722	13,561,122
EXPENSES:
Management fees	2,607,991	1,662,847	4,346,679	1,474,257
Distribution fees-Service Class	320,343	375,634	838,745	481,628
Shareholder servicing fees	229,099	139,977	410,512	132,845
Accounting and administration expenses	165,420	110,954	276,867	106,907
Custodian fees	94,774	225,512	18,070	7,658
Professional fees	70,415	75,301	60,849	41,950
Trustees’ fees and expenses	26,329	16,057	46,996	15,165
Pricing fees	14,085	9,773	1,782	2,994
Reports and statements to shareholders	12,289	12,895	16,599	11,056
Consulting fees	3,161	2,940	3,583	2,997
Other	31,359	22,889	50,374	25,823
	3,575,265	2,654,779	6,071,056	2,303,280
Less:
Management fees waived	(80,001)	(63,319)	(107,500)	(32,500)
Total operating expenses	3,495,264	2,591,460	5,963,556	2,270,780
NET INVESTMENT INCOME	34,469,510	25,597,153	32,506,166	11,290,342
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	11,805,928	19,865,441	223,733,958	47,368,553
Foreign currencies	(879,059)	(1,105,560)	—	—
Futures contracts	(1,388,990)	(2,046,503)	(1,218,455)	(839,933)
Net realized gain	9,537,879	16,713,378	222,515,503	46,528,620
Net change in unrealized appreciation (depreciation) of:
Investments	(101,557,581)	(101,508,165)	(417,659,577)	(122,199,680)
Foreign currencies	(68,619)	169,748	(3)	4
Futures contracts	(646,042)	(126,580)	(308,036)	(183,005)
Net change in unrealized appreciation (depreciation)	(102,272,242)	(101,464,997)	(417,967,616)	(122,382,681)
NET REALIZED AND UNREALIZED LOSS	(92,734,363)	(84,751,619)	(195,452,113)	(75,854,061)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (58,264,853)	$ (59,154,466)	$(162,945,947)	$ (64,563,719)
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–29

LVIP SSGA Funds
Statements of Changes in Net Assets
	LVIP SSGA Developed International 150 Fund		LVIP SSGA Emerging Markets 100 Fund		LVIP SSGA Large Cap 100 Fund		LVIP SSGA Small-Mid Cap 200 Fund
	Year Ended		Year Ended		Year Ended		Year Ended
	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 34,469,510	$ 40,863,934	$ 25,597,153	$ 27,880,150	$ 32,506,166	$ 30,264,552	$ 11,290,342	$ 7,189,921
Net realized gain	9,537,879	120,239,566	16,713,378	80,808,202	222,515,503	353,652,186	46,528,620	215,521,302
Net change in unrealized appreciation (depreciation)	(102,272,242)	(42,254,496)	(101,464,997)	(55,673,348)	(417,967,616)	67,788,285	(122,382,681)	(82,341,071)
Net increase (decrease) in net assets resulting from operations	(58,264,853)	118,849,004	(59,154,466)	53,015,004	(162,945,947)	451,705,023	(64,563,719)	140,370,152
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(50,251,081)	(36,603,023)	(33,935,720)	(23,029,384)	(94,164,748)	(178,860,482)	(18,847,443)	(70,725,704)
Service Class	(9,508,914)	(5,978,844)	(14,734,248)	(9,383,403)	(29,328,452)	(52,917,176)	(12,796,045)	(52,911,706)
Return of capital:
Standard Class	—	—	—	—	—	—	—	(1,493,486)
Service Class	—	—	—	—	—	—	—	(1,117,316)
	(59,759,995)	(42,581,867)	(48,669,968)	(32,412,787)	(123,493,200)	(231,777,658)	(31,643,488)	(126,248,212)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	61,904,316	69,861,351	51,049,786	54,485,297	73,387,065	46,342,004	37,131,039	36,808,755
Service Class	18,050,510	16,301,193	19,418,259	14,608,635	41,817,418	62,168,245	28,390,545	64,703,484
Reinvestment of dividends and distributions:
Standard Class	50,251,081	36,603,023	33,935,720	23,029,384	94,164,748	178,860,482	18,847,443	72,219,190
Service Class	9,508,914	5,978,844	14,734,248	9,383,403	29,328,452	52,917,176	12,796,045	54,029,022
	139,714,821	128,744,411	119,138,013	101,506,719	238,697,683	340,287,907	97,165,072	227,760,451
Cost of shares redeemed:
Standard Class	(171,133,740)	(176,049,801)	(104,903,813)	(115,340,885)	(297,054,799)	(263,738,518)	(49,856,851)	(86,334,121)
Service Class	(28,697,171)	(32,483,840)	(33,386,958)	(34,720,328)	(85,978,889)	(114,366,006)	(50,393,750)	(74,185,242)
	(199,830,911)	(208,533,641)	(138,290,771)	(150,061,213)	(383,033,688)	(378,104,524)	(100,250,601)	(160,519,363)
Increase (decrease) in net assets derived from capital share transactions	(60,116,090)	(79,789,230)	(19,152,758)	(48,554,494)	(144,336,005)	(37,816,617)	(3,085,529)	67,241,088
NET INCREASE (DECREASE) IN NET ASSETS	(178,140,938)	(3,522,093)	(126,977,192)	(27,952,277)	(430,775,152)	182,110,748	(99,292,736)	81,363,028
NET ASSETS:
Beginning of year	930,914,848	934,436,941	581,792,228	609,744,505	1,707,520,874	1,525,410,126	523,773,029	442,410,001
End of year	$ 752,773,910	$ 930,914,848	$ 454,815,036	$ 581,792,228	$1,276,745,722	$1,707,520,874	$ 424,480,293	$ 523,773,029
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–30

LVIP SSGA Developed International 150 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Developed International 150 Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 8.247	$ 7.630	$ 8.154	$ 7.450	$ 9.392
Income (loss) from investment operations:
Net investment income[1]	0.333	0.363	0.187	0.323	0.287
Net realized and unrealized gain (loss)	(0.941)	0.634	(0.524)	0.818	(1.698)
Total from investment operations	(0.608)	0.997	(0.337)	1.141	(1.411)
Less dividends and distributions from:
Net investment income	(0.583)	(0.380)	(0.187)	(0.344)	(0.320)
Net realized gain	—	—	—	(0.093)	(0.211)
Total dividends and distributions	(0.583)	(0.380)	(0.187)	(0.437)	(0.531)
Net asset value, end of period	$ 7.056	$ 8.247	$ 7.630	$ 8.154	$ 7.450
Total return[2]	(7.02%)	13.16%	(4.10%)	15.42%	(15.23%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$629,275	$786,917	$792,063	$835,302	$ 769,179
Ratio of expenses to average net assets	0.40%	0.39%	0.40%	0.39%	0.40%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.41%	0.40%	0.41%	0.40%	0.41%
Ratio of net investment income to average net assets	4.41%	4.24%	2.78%	4.04%	3.18%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	4.40%	4.23%	2.77%	4.03%	3.17%
Portfolio turnover	55%	57%	52%	53%	49%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–31

LVIP SSGA Developed International 150 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Developed International 150 Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 8.250	$ 7.632	$ 8.158	$ 7.454	$ 9.395
Income (loss) from investment operations:
Net investment income[1]	0.313	0.342	0.170	0.303	0.264
Net realized and unrealized gain (loss)	(0.940)	0.634	(0.527)	0.817	(1.697)
Total from investment operations	(0.627)	0.976	(0.357)	1.120	(1.433)
Less dividends and distributions from:
Net investment income	(0.564)	(0.358)	(0.169)	(0.323)	(0.297)
Net realized gain	—	—	—	(0.093)	(0.211)
Total dividends and distributions	(0.564)	(0.358)	(0.169)	(0.416)	(0.508)
Net asset value, end of period	$ 7.059	$ 8.250	$ 7.632	$ 8.158	$ 7.454
Total return[2]	(7.24%)	12.87%	(4.34%)	15.13%	(15.44%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$123,499	$143,998	$142,374	$149,308	$ 142,274
Ratio of expenses to average net assets	0.65%	0.64%	0.65%	0.64%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.66%	0.65%	0.66%	0.65%	0.66%
Ratio of net investment income to average net assets	4.16%	3.99%	2.53%	3.79%	2.93%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	4.15%	3.98%	2.52%	3.78%	2.92%
Portfolio turnover	55%	57%	52%	53%	49%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–32

LVIP SSGA Emerging Markets 100 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Emerging Markets 100 Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 8.755	$ 8.528	$ 8.581	$ 8.289	$ 9.923
Income (loss) from investment operations:
Net investment income[1]	0.420	0.437	0.293	0.292	0.380
Net realized and unrealized gain (loss)	(1.488)	0.309	(0.075)	0.327	(1.593)
Total from investment operations	(1.068)	0.746	0.218	0.619	(1.213)
Less dividends and distributions from:
Net investment income	(0.798)	(0.519)	(0.271)	(0.324)	(0.381)
Return of capital	—	—	—	(0.003)	(0.040)
Total dividends and distributions	(0.798)	(0.519)	(0.271)	(0.327)	(0.421)
Net asset value, end of period	$ 6.889	$ 8.755	$ 8.528	$ 8.581	$ 8.289
Total return[2]	(11.83%)	8.79%	2.65%	7.61%	(12.31%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 315,155	$408,291	$431,292	$422,524	$ 546,245
Ratio of expenses to average net assets	0.46%	0.47%	0.44%	0.49%	0.44%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.47%	0.48%	0.45%	0.50%	0.45%
Ratio of net investment income to average net assets	5.38%	4.71%	4.00%	3.44%	4.03%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	5.37%	4.70%	3.99%	3.43%	4.02%
Portfolio turnover	62%	59%	46%	54%	46%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–33

LVIP SSGA Emerging Markets 100 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Emerging Markets 100 Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 8.758	$ 8.530	$ 8.585	$ 8.292	$ 9.925
Income (loss) from investment operations:
Net investment income[1]	0.401	0.414	0.275	0.270	0.356
Net realized and unrealized gain (loss)	(1.488)	0.309	(0.078)	0.329	(1.593)
Total from investment operations	(1.087)	0.723	0.197	0.599	(1.237)
Less dividends and distributions from:
Net investment income	(0.779)	(0.495)	(0.252)	(0.303)	(0.358)
Return of capital	—	—	—	(0.003)	(0.038)
Total dividends and distributions	(0.779)	(0.495)	(0.252)	(0.306)	(0.396)
Net asset value, end of period	$ 6.892	$ 8.758	$ 8.530	$ 8.585	$ 8.292
Total return[2]	(12.05%)	8.51%	2.40%	7.35%	(12.54%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 139,661	$173,501	$178,453	$180,305	$ 178,896
Ratio of expenses to average net assets	0.71%	0.72%	0.69%	0.74%	0.69%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.72%	0.73%	0.70%	0.75%	0.70%
Ratio of net investment income to average net assets	5.13%	4.46%	3.75%	3.19%	3.78%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	5.12%	4.45%	3.74%	3.18%	3.77%
Portfolio turnover	62%	59%	46%	54%	46%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–34

LVIP SSGA Large Cap 100 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Large Cap 100 Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 14.648	$ 12.917	$ 13.128	$ 11.363	$ 13.915
Income (loss) from investment operations:
Net investment income[1]	0.315	0.289	0.313	0.339	0.325
Net realized and unrealized gain (loss)	(1.762)	3.746	0.032	2.700	(1.762)
Total from investment operations	(1.447)	4.035	0.345	3.039	(1.437)
Less dividends and distributions from:
Net investment income	(0.387)	(0.357)	(0.322)	(0.337)	(0.296)
Net realized gain	(0.869)	(1.947)	(0.234)	(0.937)	(0.819)
Total dividends and distributions	(1.256)	(2.304)	(0.556)	(1.274)	(1.115)
Net asset value, end of period	$ 11.945	$ 14.648	$ 12.917	$ 13.128	$ 11.363
Total return[2]	(9.97%)	31.88%	2.98%	27.29%	(11.11%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$967,304	$1,315,104	$1,182,576	$1,130,811	$ 928,043
Ratio of expenses to average net assets	0.36%	0.35%	0.36%	0.36%	0.37%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.37%	0.36%	0.37%	0.37%	0.38%
Ratio of net investment income to average net assets	2.36%	1.88%	2.76%	2.65%	2.38%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.35%	1.87%	2.75%	2.64%	2.37%
Portfolio turnover	59%	55%	56%	49%	53%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–35

LVIP SSGA Large Cap 100 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Large Cap 100 Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 14.612	$ 12.890	$ 13.106	$ 11.347	$ 13.895
Income (loss) from investment operations:
Net investment income[1]	0.280	0.250	0.284	0.306	0.291
Net realized and unrealized gain (loss)	(1.757)	3.736	0.027	2.695	(1.759)
Total from investment operations	(1.477)	3.986	0.311	3.001	(1.468)
Less dividends and distributions from:
Net investment income	(0.352)	(0.317)	(0.293)	(0.305)	(0.261)
Net realized gain	(0.869)	(1.947)	(0.234)	(0.937)	(0.819)
Total dividends and distributions	(1.221)	(2.264)	(0.527)	(1.242)	(1.080)
Net asset value, end of period	$ 11.914	$ 14.612	$ 12.890	$ 13.106	$ 11.347
Total return[2]	(10.20%)	31.54%	2.72%	26.99%	(11.33%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 309,442	$392,417	$342,834	$352,450	$ 301,416
Ratio of expenses to average net assets	0.61%	0.60%	0.61%	0.61%	0.62%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.62%	0.61%	0.62%	0.62%	0.63%
Ratio of net investment income to average net assets	2.11%	1.63%	2.51%	2.40%	2.13%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.10%	1.62%	2.50%	2.39%	2.12%
Portfolio turnover	59%	55%	56%	49%	53%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–36

LVIP SSGA Small-Mid Cap 200 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Small-Mid Cap 200 Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 13.179	$ 13.190	$ 12.754	$ 10.973	$ 13.461
Income (loss) from investment operations:
Net investment income[1]	0.307	0.254	0.196	0.280	0.339
Net realized and unrealized gain (loss)	(1.919)	4.003	0.546	1.887	(2.091)
Total from investment operations	(1.612)	4.257	0.742	2.167	(1.752)
Less dividends and distributions from:
Net investment income	(0.429)	(0.316)	(0.266)	(0.252)	(0.412)
Net realized gain	(0.442)	(3.864)	—	(0.134)	(0.324)
Return of capital	—	(0.088)	(0.040)	—	—
Total dividends and distributions	(0.871)	(4.268)	(0.306)	(0.386)	(0.736)
Net asset value, end of period	$ 10.696	$ 13.179	$ 13.190	$ 12.754	$ 10.973
Total return[2]	(12.45%)	33.66%	5.98%	19.83%	(13.46%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 250,501	$299,487	$265,377	$233,154	$ 206,169
Ratio of expenses to average net assets	0.39%	0.38%	0.40%	0.41%	0.40%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.40%	0.39%	0.41%	0.42%	0.41%
Ratio of net investment income to average net assets	2.57%	1.54%	1.90%	2.32%	2.51%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.56%	1.53%	1.89%	2.31%	2.50%
Portfolio turnover	71%	76%	64%	66%	71%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–37

LVIP SSGA Small-Mid Cap 200 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Small-Mid Cap 200 Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 13.149	$ 13.168	$ 12.740	$ 10.964	$ 13.446
Income (loss) from investment operations:
Net investment income[1]	0.276	0.212	0.171	0.249	0.305
Net realized and unrealized gain (loss)	(1.914)	3.996	0.537	1.882	(2.084)
Total from investment operations	(1.638)	4.208	0.708	2.131	(1.779)
Less dividends and distributions from:
Net investment income	(0.397)	(0.276)	(0.244)	(0.221)	(0.379)
Net realized gain	(0.442)	(3.864)	—	(0.134)	(0.324)
Return of capital	—	(0.087)	(0.036)	—	—
Total dividends and distributions	(0.839)	(4.227)	(0.280)	(0.355)	(0.703)
Net asset value, end of period	$ 10.672	$ 13.149	$ 13.168	$ 12.740	$ 10.964
Total return[2]	(12.67%)	33.32%	5.72%	19.52%	(13.67%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 173,979	$224,286	$177,033	$161,176	$ 133,062
Ratio of expenses to average net assets	0.64%	0.63%	0.65%	0.66%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.65%	0.64%	0.66%	0.67%	0.66%
Ratio of net investment income to average net assets	2.32%	1.29%	1.65%	2.07%	2.26%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.31%	1.28%	1.64%	2.06%	2.25%
Portfolio turnover	71%	76%	64%	66%	71%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Funds–38

LVIP SSGA Funds
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Developed International 150 Fund, LVIP SSGA Emerging Markets 100 Fund, LVIP SSGA Large Cap 100 Fund, and LVIP SSGA Small-Mid Cap 200 Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and may also sell its shares to unaffiliated insurance companies. Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The investment objective of each Fund is to seek to maximize long-term capital appreciation.
1. Significant Accounting Policies
Each Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments including restricted securities, for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   The Funds may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2022, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with each Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in
LVIP SSGA Funds–39

LVIP SSGA Funds
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
As of December 31, 2022, the value and cost of foreign currency held by the LVIP SSGA Developed International 150 Fund is $2,028,530 and $2,012,078 and for LVIP SSGA Emerging Markets 100 Fund is $1,038,849 and $1,035,001 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Funds' understanding of the applicable country’s tax rules and rates.   In addition, the Funds may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Funds accrue such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on non convertible bonds are amortized/accreted to interest income using the effective interest method.   The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Funds may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Funds in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2022.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Funds' investment portfolios, including monitoring of the Funds' investment sub-adviser, and providing certain administrative services to each Fund.   The management fees, net of waivers, are calculated daily and paid monthly. For its services, LIAC receives a management fee at an annual rate of each Fund’s average daily net assets as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
On the first $100 million	0.40%	0.40%	0.40%	0.40%
In excess of $100 million	0.32%	0.33%	0.30%	0.30%
LVIP SSGA Funds–40

LVIP SSGA Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LIAC has contractually agreed to waive a portion of its advisory fee. This agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC. The waiver amount of each Fund’s average daily net assets are as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
On the first $50 million	0.070%	0.065%	0.080%	0.065%
On the next $50 million	0.010%	0.025%	0.015%	—%
On the next $400 million.	0.010%	0.005%	0.015%	—%
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on each Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Administrative	$56,811	$34,597	$101,292	$32,688
Legal	10,307	6,388	18,242	5,853
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2022, these fees were as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Printing and mailing	$3,527	$6,646	$2,748	$4,954
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
LVIP SSGA Funds–41

LVIP SSGA Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2022, each Fund had liabilities payable to affiliates as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Management fees payable to LIAC	$204,548	$128,070	$328,620	$116,121
Distribution fees payable to LFD	26,421	29,710	66,463	37,901
Shareholder servicing fees payable to Lincoln Life	18,537	11,200	31,828	10,671
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Purchases	$427,168,971	$294,778,956	$ 835,727,011	$321,295,443
Sales	499,620,587	334,294,510	1,069,888,505	340,244,322
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Cost of investments and derivatives	$ 816,574,843	$521,629,147	$1,209,545,340	$472,984,803
Aggregate unrealized appreciation of investments and derivatives	$ 38,611,967	$ 21,132,393	$ 215,739,688	$ 44,976,912
Aggregate unrealized depreciation of investments and derivatives	(108,417,952)	(92,789,785)	(150,945,820)	(94,769,986)
Net Unrealized Appreciation (Depreciation) of investments and derivatives	$ (69,805,985)	$ (71,657,392)	$ 64,793,868	$ (49,793,074)
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
LVIP SSGA Funds–42

LVIP SSGA Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following tables summarize the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2022:
LVIP SSGA Developed International 150 Fund
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Australia	$ 32,491,073	$—	$—	$ 32,491,073
Austria	11,279,984	—	—	11,279,984
Canada	4,739,036	—	—	4,739,036
Denmark	3,946,148	—	—	3,946,148
Finland	4,982,667	—	—	4,982,667
France	63,827,765	—	—	63,827,765
Germany	43,045,471	—	—	43,045,471
Hong Kong	43,976,709	—	—	43,976,709
Italy	22,366,783	—	—	22,366,783
Japan	320,389,994	—	—	320,389,994
Netherlands	30,536,222	—	—	30,536,222
Norway	4,481,143	—	—	4,481,143
Singapore	4,807,791	—	—	4,807,791
Spain	24,060,972	—	—	24,060,972
Sweden	31,110,535	—	—	31,110,535
Switzerland	15,653,919	—	—	15,653,919
United Kingdom	68,792,010	—	—	68,792,010
Preferred Stocks	13,093,847	—	—	13,093,847
Money Market Fund	3,095,674	—	—	3,095,674
Total Investments	$746,677,743	$—	$—	$746,677,743
Derivatives:

Liabilities:
Futures Contract	$(176,336)	$—	$—	$(176,336)
There were no Level 3 investments at the end of the year.
LVIP SSGA Funds–43

LVIP SSGA Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
LVIP SSGA Emerging Markets 100 Fund
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Brazil	$ —	$ 31,884,816	$ —	$ 31,884,816
China	120,013,320	—	1,186,741	121,200,061
Hong Kong	40,860,573	—	—	40,860,573
Hungary	5,553,516	—	—	5,553,516
India	25,429,712	—	—	25,429,712
Indonesia	4,221,790	—	—	4,221,790
Kuwait	4,695,297	—	—	4,695,297
Mexico	12,215,045	—	—	12,215,045
Poland	9,601,565	—	—	9,601,565
Qatar	—	3,430,083	—	3,430,083
Republic of Korea	—	100,981,363	—	100,981,363
Russia	—	—	—*	—
South Africa	3,500,838	—	—	3,500,838
Taiwan	61,854,141	—	—	61,854,141
Thailand	4,704,946	—	—	4,704,946
Turkey	5,157,329	—	—	5,157,329
Preferred Stocks	—	12,796,939	—	12,796,939
Rights	—	—	180,005	180,005
Money Market Fund	2,323,564	—	—	2,323,564
Total Investments	$300,131,636	$149,093,201	$1,366,746	$450,591,583
Derivatives:

Liabilities:
Futures Contract	$(153,536)	$—	$—	$(153,536)

*	Includes securities that have been valued at zero on the "Statements of Net Assets" that are considered to be Level 3 investments in this table.
During the year ended December 31, 2022, there were no material transfers to or from Level 3 investments.
As a result of utilizing International fair value pricing at December 31, 2022, a portion of the Fund’s common stock investments was categorized as Level 2.
LVIP SSGA Large Cap 100 Fund
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$1,271,313,143	$—	$—	$1,271,313,143
Money Market Fund	3,026,066	—	—	3,026,066
Total Investments	$1,274,339,209	$—	$—	$1,274,339,209
Derivatives:

Liabilities:
Futures Contract	$(235,802)	$—	$—	$(235,802)
There were no Level 3 investments at the beginning or end of the year.
LVIP SSGA Funds–44

LVIP SSGA Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
LVIP SSGA Small-Mid Cap 200 Fund
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$421,087,404	$—	$—	$421,087,404
Money Market Fund	2,104,316	—	—	2,104,316
Total Investments	$423,191,720	$—	$—	$423,191,720
Derivatives:

Liabilities:
Futures Contract	$(54,704)	$—	$—	$(54,704)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to prior year tax return true-up.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Year ended December 31, 2022
Ordinary income	$59,759,995	$48,669,968	$101,048,829	$ 28,003,252
Long-term capital gains	—	—	22,444,371	3,640,236
Total	$59,759,995	$48,669,968	$123,493,200	$ 31,643,488
Year ended December 31, 2021
Ordinary income	$42,581,867	$32,412,787	$229,464,518	$123,637,410
Long-term capital gains	—	—	2,313,140	—
Return of capital	—	—	—	2,610,802
Total	$42,581,867	$32,412,787	$231,777,658	$126,248,212
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Undistributed ordinary income	$ 4,191,958	$ 356,861	$ —	$ 22,131
Undistributed long-term capital gains	—	—	149,231,065	28,399,560
Capital loss carryforward	(26,437,558)	(153,504,138)	—	—
Other temporary differences	—	(1)	—	(1)
Net unrealized appreciation (depreciation)	(69,805,985)	(71,657,392)	64,793,868	(49,793,074)
Distributable earnings/(accumulated loss)	$(92,051,585)	$(224,804,670)	$214,024,933	$(21,371,384)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, the Fund recorded the following permanent reclassifications primarily related to adjustments to the prior period accumulated balances:
LVIP SSGA Funds–45

LVIP SSGA Funds
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Distributable Earnings/(Accumulated Loss)	$ 2	$ 131,238
Paid-in capital	(2)	(131,238)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2022, the below Funds had the following capital loss carryforwards for federal income tax purposes:
	Post-Enactment Losses (No Expiration)
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund
Short-Term	$3,529,668	$9,148,680
Long-Term	22,907,890	144,355,458
Total	$26,437,558	$153,504,138
In 2022, the Funds utilized the following capital loss carryforwards:
	LVIP SSGA Developed International 150 Fund	LVIP SSGA Emerging Markets 100 Fund	LVIP SSGA Large Cap 100 Fund	LVIP SSGA Small-Mid Cap 200 Fund
Capital loss carryforward utilized	$4,852,973	$23,713,645	$—	$—
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP SSGA Developed International 150 Fund		LVIP SSGA Emerging Markets 100 Fund		LVIP SSGA Large Cap 100 Fund
	Year Ended		Year Ended		Year Ended
	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Shares sold:
Standard Class	8,201,770	8,052,677	6,479,688	5,918,925	5,546,807	2,963,640
Service Class	2,412,648	1,894,688	2,544,153	1,581,219	3,108,555	4,007,445
Shares reinvested:
Standard Class	7,324,528	4,511,611	4,987,533	2,623,378	7,705,609	12,642,369
Service Class	1,387,352	736,191	2,167,887	1,067,942	2,406,677	3,749,067
	19,326,298	15,195,167	16,179,261	11,191,464	18,767,648	23,362,521
Shares redeemed:
Standard Class	(21,764,603)	(20,949,661)	(12,355,818)	(12,478,431)	(22,051,385)	(17,379,251)
Service Class	(3,758,419)	(3,831,618)	(4,258,487)	(3,758,314)	(6,397,855)	(7,498,993)
	(25,523,022)	(24,781,279)	(16,614,305)	(16,236,745)	(28,449,240)	(24,878,244)
Net increase (decrease)	(6,196,724)	(9,586,112)	(435,044)	(5,045,281)	(9,681,592)	(1,515,723)

LVIP SSGA Funds–46

LVIP SSGA Funds
Notes to Financial Statements (continued)
 6. Capital Shares (continued)
	LVIP SSGA Small-Mid Cap 200 Fund
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	3,140,529	2,246,757
Service Class	2,377,114	3,987,421
Shares reinvested:
Standard Class	1,704,109	5,713,995
Service Class	1,159,482	4,283,938
	8,381,234	16,232,111
Shares redeemed:
Standard Class	(4,150,563)	(5,354,737)
Service Class	(4,292,064)	(4,657,893)
	(8,442,627)	(10,012,630)
Net increase (decrease)	(61,393)	6,219,481
7. Line of Credit
The Funds, along with other funds in the Trust (“Participants”), are participants in a $100,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Funds, is subject to an up-front fee of 0.10% of the sum of commitments. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Funds had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–Each Fund may use futures contracts in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge the Funds' existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Funds' investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, each Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, each Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2022, each Fund used futures contracts to facilitate investments in portfolio securities; as a cash management tool and to reduce transaction costs. LVIP SSGA Developed International 150 Fund and the LVIP SSGA Emerging Markets 100 Fund used derivatives to facilitate or expedite the settlement of portfolio transactions.
LVIP SSGA Funds–47

LVIP SSGA Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2022 were as follows:
LVIP SSGA Developed International 150 Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(176,336)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(1,388,990)	$(646,042)
LVIP SSGA Emerging Markets 100 Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(153,536)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(2,046,503)	$(126,580)
LVIP SSGA Large Cap 100 Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(235,802)
LVIP SSGA Funds–48

LVIP SSGA Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(1,218,455)	$(308,036)
LVIP SSGA Small-Mid Cap 200 Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(54,704)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(839,933)	$(183,005)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by each Fund during the year ended December 31, 2022.
Long Derivative Volume
Futures Contracts (Average Notional Value)
LVIP SSGA Developed International 150 Fund	$16,293,470
LVIP SSGA Emerging Markets 100 Fund	9,422,379
LVIP SSGA Large Cap 100 Fund	7,253,809
LVIP SSGA Small-Mid Cap 200 Fund	3,451,013
In order to better define its contractual rights and to secure rights to help the Funds mitigate its counterparty risk, the LVIP SSGA Developed International 150 Fund and the LVIP SSGA Emerging Markets 100 Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial
LVIP SSGA Funds–49

LVIP SSGA Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, each Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Net Assets.
At December 31, 2022, the LVIP SSGA Developed International 150 Fund and the LVIP SSGA Emerging Markets 100 Fund had no open derivatives that are subject to offsetting provisions.
9. Risk Factors
Some countries in which the LVIP SSGA Developed International 150 Fund and the LVIP SSGA Emerging Markets 100 Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments in which the LVIP SSGA Developed International 150 Fund and the LVIP SSGA Emerging Markets 100 Fund invest to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statues to terrorism, governmental collapse, regional conflicts and war. Investing in Foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
The LVIP SSGA Emerging Markets 100 Fund currently invests a significant portion of its assets in companies located in China, and therefore the Fund has more exposure to the risks specific to China. China is a developing market and may be subject to considerable degrees of economic, political and social instability. In the past couple of decades, the Chinese government has reformed economic and market practices and expanded the sphere of private ownership in China. Nevertheless, in general the Chinese markets continue to experience inefficiency, volatility and pricing anomalies that result from government influence, a lack of publicly available information, and/or political and social instability. Internal social unrest or confrontations with neighboring countries could also disrupt economic developments in China. Reduction in spending on Chinese products and services, institutions of tariffs or other trade barriers, or a downturn in any of the economies of China's key trading partners may adversely impact the Chinese economy. In addition, from time to time, China has experienced outbreaks of infectious illnesses, diseases or public health emergencies, and could again in the future. Any of these events could reduce consumer demand and/or economic output, result in closure of markets, impose restrictions on travel or quarantines, and could generally significantly impact the Chinese economy, which would adversely affect the Fund's investments in securities of issuers located in China.
In February 2022, Russia launched a large-scale invasion of Ukraine, significantly amplifying already existing geo-political tensions. The United States and many other countries have instituted various sanctions against Russian individuals and entities (including corporate and banking). The extent and duration of the military action, sanctions and other punitive actions taken, and resulting future market disruptions  - both in Europe and globally  - cannot easily be predicted but could be significant and have a severe adverse effect on Russia and Europe in general. In addition, there are significant risks due to the relatively recent formation of the Russian securities markets as well as the underdeveloped state of Russia's banking system, settlement, clearing and registration of securities transactions.
The LVIP SSGA Small-Mid Cap 200 Fund may invest a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.
LVIP SSGA Funds–50

LVIP SSGA Funds
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
The Funds may invest in REITs and are subject to the risks associated with that industry. If the Funds acquire a direct interest in real estate as a result of defaults or receive rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Funds had no direct real estate holdings during the year ended December 31, 2022. The Funds' REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
The Funds may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Funds from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Funds' Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Funds' limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.   Restricted securities have been identified on the Statement of Net Assets.
10. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Funds' financial statements.
12. Subsequent Events
Effective on or about April 11, 2023, Franklin Advisers Inc. will replace SSGA Funds Management, Inc. as subadviser to each Fund. Also effective on or about April 11, 2023, each Fund's name is changed as follows:
New Fund Name	Former Fund Name
LVIP Franklin Templeton Multi-Factor International Equity Fund	LVIP SSGA Developed International 150 Fund
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	LVIP SSGA Emerging Markets 100 Fund
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	LVIP SSGA Large Cap 100 Fund
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund	LVIP SSGA Small/Mid Cap 200 Fund
Management has determined that no additional material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP SSGA Funds–51

Report of Independent Registered Public Accounting Firm
To the Shareholders of LVIP SSGA Developed International 150 Fund, LVIP SSGA Emerging Markets 100 Fund, LVIP SSGA Large Cap 100 Fund and LVIP SSGA Small-Mid Cap 200 Fund and the Board of Trustees of Lincoln Variable Insurance Products Trust
Opinion on the Financial Statements
We have audited the accompanying statements of net assets of LVIP SSGA Developed International 150 Fund, LVIP SSGA Emerging Markets 100 Fund, LVIP SSGA Large Cap 100 Fund and LVIP SSGA Small-Mid Cap 200 Fund (collectively referred to as the “Funds”) (four of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (four of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP SSGA Funds–52

LVIP SSGA Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Funds are only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for each Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement.  The Board concluded that the services provided by LIAC were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022.  The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance.  These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction.  The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for each Fund. The Board noted that the net investment management fee for each Fund was lower than the median net investment management fee of the respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee was reasonable.
LVIP SSGA Funds–53

LVIP SSGA Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that each Fund had a breakpoint in its investment management fee schedule and that LIAC had implemented partial advisory fee waivers for each Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Funds, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources, and investment approach of SSGA. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters.
Performance. The Board reviewed the LVIP SSGA Developed International 150 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Large Value funds category and the MSCI EAFE NR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the return of the benchmark index for the one-, five- and ten-year periods and below the return of the Morningstar peer group median and the benchmark index for the three-year period. The Board concluded that the services provided by SSGA were satisfactory.
The Board reviewed the LVIP SSGA Emerging Markets 100 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Diversified Emerging Markets funds category and the MSCI Emerging Markets NR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-year period, the same as the return of the Morningstar peer group median and below the return of the benchmark index for the three-year period and below the return of the Moringstar peer group median and the benchmark index for the five- and ten-year periods. The Board concluded that the services provided by SSGA were satisfactory.
The Board reviewed the LVIP SSGA Large Cap 100 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Value funds category and the S&P 500 Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one- and five-year periods and above the return of the Morningstar peer group median and below the return of the benchmark index for the three- and ten-year periods. The Board considered LIAC’s comments that over each time period the Fund’s value orientation detracted most from returns compared to the benchmark as core holdings returned more than value and that the Fund’s smaller average market cap, as a result of its equal weight methodology detracted compared to the peer group and benchmark. The Board concluded that the services provided by SSGA were satisfactory.
The Board reviewed the LVIP SSGA Small-Mid Cap 200 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Small Value funds category and the Russell 2000 Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and above the return of the benchmark index for the one-year period, above the return of the Morningstar peer group median and the benchmark index for the three-year period, above the return of the Morningstar peer group median and below the return of the benchmark index for the five-year period and below the return of the Morningstar peer group median and the benchmark index for the ten-year period. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules and the average fees charged by SSGA to other clients with investment strategies similar to the Funds. The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for each Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees for each SSGA Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Funds. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Funds in the marketplace and its ability to leverage resources.
LVIP SSGA Funds–54

LVIP SSGA Funds
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP SSGA Funds–55

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP SSGA Funds–56

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP SSGA Funds–57

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP SSGA Funds–58

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP SSGA Funds–59

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Funds–60

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
Schroder Investment Management North America Inc.
The Fund returned (14.33)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its composite benchmark, the Global Tactical Allocation Composite1, returned (15.28)% and its broad-based benchmark index, the Bloomberg U.S. Aggregate Bond Index2, returned (13.01)%.
Global economic growth and equity markets faced multiple headwinds in the first quarter of 2022. Commodity prices accelerated the trend as western countries imposed strict sanctions on Russia’s economy. Hawkish pivot by western central banks amid rising inflation also weighed on stocks and bonds. The Russia-Ukraine War further exacerbated the supply chain and inflation problems at the end of February. Chinese economic activity surprised on the downside in March, with both manufacturing and services contracting simultaneously after beating expectations in January and February. The surge in Omicron outbreaks coupled with geopolitical instability impacted growth recovery toward the end of the quarter.
By the end of the second quarter, incoming data from key developed markets pointed toward broad-based deceleration in economic activities. Geopolitical risks remained elevated amid the ongoing Russia-Ukraine War and continued escalations between the United States (US) and China over Taiwan. As a result, markets remained volatile in the second quarter and equities and bonds posted sharp declines. Central banks remained in tightening mode with 54 rate-hiking actions globally in June – an all-time high. Unsurprisingly, the actions followed elevated inflation rates around the world. Home sales was the first domino to fall prodded by the tightening monetary policy as first time homebuyers increasingly being priced out of the market. With consumer spending data coming in weak, the US was vulnerable to further financial tightening. Even outside of the US, recession probabilities were moving upward. These fears were more pronounced in the euro area with the common currency falling to a 20-year low against the US dollar and Germany reporting its first deficit since 1991.
Inflation expectation in the US trended downward in the beginning of the third quarter, setting up a market rally that was short-lived. By mid-August, a myriad of economic data confirmed that inflation was more entrenched and investors became less confident that the central banks were able to engineer an economic soft-landing and began selling risky asset. Bond markets followed a similar pattern and sold off sharply in August and September. The market was also spooked by the unorthodox policy adopted by the new UK administration in September. The call for an unfunded £45 billion mini-budget to ease the impact of inflation on the UK economy was later rescinded and brought down with it the Chancellor of the Exchequer. However, the irrevocable damage reverberated beyond the Downing Street with subsequent days saw yields on 10-year Gilts hitting a high of 4.3% and the pound falling to its lowest level of 1.03 against the US dollar. These events resulted in the Bank of England intervening with a £65 billion bond buying program to restore stability as pension funds came under heavy pressure. The economic tremor also spread to the other side of the continent where Japan's finance ministry intervened in the FX market to prop up the yen as the currency came under renewed pressure after the Bank of Japan (BoJ) left its monetary policy unchanged while global central banks tightened to record levels, leaving the yen trading at close to 30-year low.
If there was one enduring theme in the 2022, that would be the constant downward economic trajectory throughout the year. The global economy decelerated further in the fourth quarter, albeit with inflation showing signs of slowing down in the US and peaking in the eurozone and Japan. However, key central banks continued with their hawkish tone, which further dented market sentiments toward the end of the fourth quarter. In the final month of 2022, 48 countries saw higher interest rates as policy rates were hiked by all major central banks. After four consecutive 75 bp hikes, the US Federal Reserve slowed hiking to 50 bp in December but still directed that the rates will remain elevated through 2023. Elsewhere in the globe, central banks continued to lift the policy rates with even the BoJ carefully expanded the target band of its Yield Curve Control program by 50 bp on either side of its 0% target in order to combat the weakening yen. The COVID vaccines were not the panacea that cured the unconventional economic conditions and impediment that the modern market has experienced since it remerged in 2021. Economic uncertainty and fear of uncontrolled inflation dominated the investment narrative in 2022. The bond market was in no position to be a defensive asset class contender.
The favorable performance was driven by strong returns in security selection while asset allocation positioning weighed on relative performance.  An overweight to commodities and cash benefited Fund performance but positioning within fixed income was a headwind.  Strong outperformance in the Fund’s value tilted strategies aided returns.
Strong security selection results for the equity strategies favoring value and lower market capitalization was a key driver of outperformance during 2022.  These strategies, which were incorporated across US large cap, US small cap, international developed equity and emerging market equity, outperformed traditional market cap weighed benchmarks.  A mostly defensive posture for the Fund during a turbulent year contributed to favorable benchmark-relative performance.  For most of the year, a neutral or underweight position was maintained across equity markets in total as our quantitative tools raised flags from an investor sentiment, or risk, perspective, as well as from a more fundamental standpoint with respect to weakening earnings and sales expectations.  In addition to limiting exposure to equities, an overweight allocation to commodities was a large driver of positive relative results.  The allocation, which was driven by a combination of quantitative and discretionary views, bolstered results as the Russian invasion of Ukraine negatively impacted the supply of commodities and drove prices higher.  An allocation to cash also contributed favorably to results.  With short-term interest rates rising steadily throughout the year, cash provided a relatively remunerative way to position the Fund defensively throughout the period.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–1

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
2022 Annual Report Commentary (unaudited) (continued)
The largest detractor to performance in 2022 was a steady overweight allocation to longer term government bonds that was held in the Fund.  Though the sub-adviser’s fixed income models  anticipated the overall change in the shape of the yield curve (towards a flattening, or inverting, curve), from a directional perspective expectations for steady to, at times, lower long-term interest rates, led to relative underperformance as rising inflation and sharply tighter monetary policy consistently pushed interest rates higher across the curve.
Due to a difficult market environment with high equity and cross-asset volatility and repeated V-shaped markets, the risk management overlay of the Fund reduced Fund volatility meaningfully but had a negative impact on relative performance in 2022.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Jay Shearon
Jason Forsythe
SSGA Funds Management, Inc.:	Jeremiah Holly
Michael Martel
Schroder Investment Management
North America Inc.:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Global Tactical Allocation Managed Volatility Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,200 for the Standard Class shares and to $13,849 for the Service Class shares. For comparison, look at how the Global Tactical Allocation Composite and Bloomberg U.S. Aggregate Bond Index did
over the same period. The same $10,000 investment would have increased to $17,494 and $11,108, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 14.33%
Five Years	+ 1.87%
Ten Years	+ 3.57%
Service Class Shares
One Year	- 14.54%
Five Years	+ 1.62%
Ten Years	+ 3.31%
1. The Global Tactical Allocation Composite Index is an unmanaged index compiled by Lincoln Investment Advisors Corporation (LIAC), the Fund’s adviser. The Global Tactical Allocation Composite is constructed as follows: 30% Bloomberg U.S. Aggregate Bond Index, 26% S&P 500® Index, 20% MSCI EAFE® NR Index, 10% Bloomberg U.S. TIPS Index, 8% Russell 2000® Index and 6% MSCI Emerging Markets NR Index.
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–2

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,003.10	0.36%	$1.82
Service Class Shares	1,000.00	1,001.70	0.61%	3.08
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.40	0.36%	$1.84
Service Class Shares	1,000.00	1,022.20	0.61%	3.11

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSGA Global Tactical Allocation Managed Volatility Fund–3

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	40.68%
Investment Companies	40.68%
Equity Funds	16.07%
Fixed Income Fund	9.65%
International Equity Funds	14.96%
Unaffiliated Investments	59.28%
Investment Companies	59.28%
Equity Funds	13.83%
Fixed Income Funds	25.27%
International Equity Funds	14.48%
Money Market Fund	5.70%
Total Investments	99.96%
Receivables and Other Assets Net of Liabilities	0.04%
Total Net Assets	100.00%
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–4

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–40.68%
INVESTMENT COMPANIES–40.68%
Equity Funds–16.07%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Large Cap 100 Fund	6,425,747	$ 76,755,546
LVIP SSGA S&P 500 Index Fund	145,103	3,170,360
LVIP SSGA Small-Cap Index Fund	461,827	12,625,440
LVIP SSGA Small-Mid Cap 200 Fund	1,175,698	12,575,264
		105,126,610
Fixed Income Fund–9.65%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	6,458,248	63,110,001
		63,110,001
International Equity Funds–14.96%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Developed International 150 Fund	8,357,948	58,973,679
LVIP SSGA Emerging Markets 100 Fund	1,909,876	13,157,139
LVIP SSGA International Index Fund	2,809,186	25,782,707
		97,913,525
Total Affiliated Investments (Cost $255,590,660)		266,150,136

UNAFFILIATED INVESTMENTS–59.28%
INVESTMENT COMPANIES–59.28%
Equity Funds–13.83%
SPDR® Portfolio S&P 600 Small Cap ETF	504,166	18,639,017
SPDR® S&P 500 ETF Trust	187,982	71,889,956
		90,528,973
Fixed Income Funds–25.27%
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	398,696	5,892,727
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
SPDR® Portfolio Aggregate Bond ETF	2,761,351	$ 69,392,751
SPDR® Portfolio Intermediate Term Treasury ETF	224,808	6,348,578
SPDR® Portfolio Long Term Treasury ETF	720,236	20,908,451
SPDR® Portfolio TIPS ETF	1,954,518	50,348,384
SPDR® FTSE International Government Inflation-Protected Bond ETF	301,562	12,424,354
		165,315,245
International Equity Funds–14.48%
SPDR® Portfolio Developed World ex-US ETF	1,489,695	44,229,045
SPDR® Portfolio Emerging Markets ETF	377,245	12,433,995
Vanguard FTSE European ETF	286,261	15,870,310
Vanguard FTSE Pacific ETF	345,018	22,201,908
		94,735,258
Money Market Fund–5.70%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	37,282,056	37,282,056
		37,282,056
Total Unaffiliated Investments (Cost $373,372,835)		387,861,532

TOTAL INVESTMENTS–99.96% (Cost $628,963,495)	654,011,668
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.04%	260,853
NET ASSETS APPLICABLE TO 65,061,038 SHARES OUTSTANDING–100.00%	$654,272,521

✧✧ Standard Class shares.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–5

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Schedule of Investments (continued)
The following futures contracts were outstanding at December 31, 2022:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
4	British Pound	$ 302,100	$ 305,615	3/13/23	$ —	$ (3,515)
4	Euro	537,700	533,984	3/13/23	3,716	—
4	Japanese Yen	385,350	375,209	3/13/23	10,141	—
					13,857	(3,515)
Equity Contracts:
11	E-mini MSCI Emerging Markets Index	527,670	533,711	3/17/23	—	(6,041)
7	E-mini Russell 2000 Index	619,815	625,458	3/17/23	—	(5,643)
11	E-mini S&P 500 Index	2,123,550	2,171,122	3/17/23	—	(47,572)
12	Euro STOXX 50 Index	486,198	500,000	3/17/23	—	(13,802)
4	FTSE 100 Index	361,041	361,119	3/17/23	—	(78)
1	Nikkei 225 Index (OSE)	198,720	200,400	3/9/23	—	(1,680)
					—	(74,816)
Total Futures Contracts					$13,857	$(78,331)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
SPDR–Standard & Poor’s Depositary Receipt
TIPS–Treasury Inflation-Protected Securities
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–6

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2022
ASSETS:
Unaffiliated investments, at value	$387,861,532
Affiliated investments, at value	266,150,136
Dividends and interest receivable	505,529
Cash collateral held at broker for futures contracts	321,064
Variation margin due from broker on futures contracts	11,372
Receivable for fund shares sold	9,435
Prepaid expenses	3,047
TOTAL ASSETS	654,862,115
LIABILITIES:
Due to manager and affiliates	318,486
Payable for fund shares redeemed	220,360
Other accrued expenses payable	50,748
TOTAL LIABILITIES	589,594
TOTAL NET ASSETS	$654,272,521
Unaffiliated investments, at cost	$373,372,835
Affiliated investments, at cost	255,590,660
Standard Class:
Net Assets	$ 43,717,671
Shares Outstanding	4,347,908
Net Asset Value Per Share	$ 10.055
Service Class:
Net Assets	$610,554,850
Shares Outstanding	60,713,130
Net Asset Value Per Share	$ 10.056
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$721,989,021
Distributable earnings/(accumulated loss)	(67,716,500)
TOTAL NET ASSETS	$654,272,521
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–7

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 13,028,612
Dividends from affiliated investments	11,522,720
24,551,332
EXPENSES:
Management fees	2,877,105
Distribution fees-Service Class	1,680,448
Shareholder servicing fees	208,590
Accounting and administration expenses	124,871
Professional fees	46,144
Trustees’ fees and expenses	24,020
Reports and statements to shareholders	16,627
Custodian fees	9,731
Consulting fees	3,756
Pricing fees	920
Other	25,795
5,018,007
Less:
Management fees waived	(719,276)
Total operating expenses	4,298,731
NET INVESTMENT INCOME	20,252,601
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(3,270,564)
Sale of unaffiliated investments	(27,449,446)
Distributions from affiliated investment companies	7,335,203
Foreign currencies	1,052
Futures contracts	(5,059,493)
Net realized loss	(28,443,248)
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(46,259,785)
Unaffiliated investments	(64,975,452)
Foreign currencies	(262)
Futures contracts	(284,656)
Net change in unrealized appreciation (depreciation)	(111,520,155)
NET REALIZED AND UNREALIZED LOSS	(139,963,403)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(119,710,802)
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 20,252,601	$ 22,191,423
Net realized gain (loss)	(28,443,248)	54,096,050
Net change in unrealized appreciation (depreciation)	(111,520,155)	23,504,549
Net increase (decrease) in net assets resulting from operations	(119,710,802)	99,792,022
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(2,631,228)	(6,124,272)
Service Class	(35,437,654)	(87,317,420)
Return of capital:
Standard Class	(11,115)	—
Service Class	(158,643)	—
	(38,238,640)	(93,441,692)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,031,845	6,566,143
Service Class	16,834,497	15,860,873
Reinvestment of dividends and distributions:
Standard Class	2,642,343	6,124,272
Service Class	35,596,297	87,317,420
	60,104,982	115,868,708
Cost of shares redeemed:
Standard Class	(8,680,133)	(6,257,930)
Service Class	(89,556,661)	(109,086,527)
	(98,236,794)	(115,344,457)
Increase (decrease) in net assets derived from capital share transactions	(38,131,812)	524,251
NET INCREASE (DECREASE) IN NET ASSETS	(196,081,254)	6,874,581
NET ASSETS:
Beginning of year	850,353,775	843,479,194
End of year	$ 654,272,521	$ 850,353,775
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–8

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20 [1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 12.490	$ 12.446	$ 12.268	$ 11.026	$ 12.394
Income (loss) from investment operations:
Net investment income[2]	0.338	0.375	0.198	0.274	0.251
Net realized and unrealized gain (loss)	(2.137)	1.185	0.615	1.455	(1.265)
Total from investment operations	(1.799)	1.560	0.813	1.729	(1.014)
Less dividends and distributions from:
Net investment income	(0.427)	(0.678)	(0.220)	(0.310)	(0.354)
Net realized gain	(0.206)	(0.838)	(0.415)	(0.177)	—
Return of capital	(0.003)	—	—	—	—
Total dividends and distributions	(0.636)	(1.516)	(0.635)	(0.487)	(0.354)
Net asset value, end of period	$ 10.055	$ 12.490	$ 12.446	$ 12.268	$ 11.026
Total return[3]	(14.33%)	12.58%	7.02%	15.75%	(8.18%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 43,718	$ 55,090	$48,644	$ 48,147	$ 44,683
Ratio of expenses to average net assets[4]	0.36%	0.36%	0.36%	0.36%	0.35%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.46%	0.46%	0.46%	0.46%	0.45%
Ratio of net investment income to average net assets	3.05%	2.81%	1.71%	2.30%	2.05%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.95%	2.71%	1.61%	2.20%	1.95%
Portfolio turnover	112%	91%	81%	65%	34%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–9

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Global Tactical Allocation Managed Volatility Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20 [1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 12.489	$ 12.446	$ 12.270	$ 11.028	$ 12.392
Income (loss) from investment operations:
Net investment income[2]	0.310	0.341	0.169	0.244	0.220
Net realized and unrealized gain (loss)	(2.136)	1.184	0.612	1.454	(1.262)
Total from investment operations	(1.826)	1.525	0.781	1.698	(1.042)
Less dividends and distributions from:
Net investment income	(0.398)	(0.644)	(0.190)	(0.279)	(0.322)
Net realized gain	(0.206)	(0.838)	(0.415)	(0.177)	—
Return of capital	(0.003)	—	—	—	—
Total dividends and distributions	(0.607)	(1.482)	(0.605)	(0.456)	(0.322)
Net asset value, end of period	$ 10.056	$ 12.489	$ 12.446	$ 12.270	$ 11.028
Total return[3]	(14.54%)	12.29%	6.75%	15.47%	(8.40%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 610,555	$795,264	$794,835	$837,080	$809,893
Ratio of expenses to average net assets[4]	0.61%	0.61%	0.61%	0.61%	0.60%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.71%	0.71%	0.71%	0.71%	0.70%
Ratio of net investment income to average net assets	2.80%	2.56%	1.46%	2.05%	1.80%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.70%	2.46%	1.36%	1.95%	1.70%
Portfolio turnover	112%	91%	81%	65%	34%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–10

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Global Tactical Allocation Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including exchange-traded funds (“ETFs”), that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek long-term growth of capital. Current income is not a consideration.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.
 Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–11

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2022.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.40% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.10% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
 The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$51,747
Legal	9,185
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $8,408 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds and ETFs in which it invests. Because each of the Underlying Funds and ETFs has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds and ETFs at different times, the amount of fees and expenses incurred indirectly will vary.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–12

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$169,886
Distribution fees payable to LFD	132,178
Shareholder servicing fees payable to Lincoln Life	16,422
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2022, were as follows:
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-40.68%@
Equity Funds-16.07%@
✧✧LVIP SSGA Large Cap 100 Fund	$ 99,260,523	$ 16,303,473	$ 22,270,532	$ 159,605	$(16,697,523)	$ 76,755,546	6,425,747	$ 2,168,237	$5,136,997
✧✧LVIP SSGA S&P 500 Index Fund	4,133,255	1,054,812	963,615	224,584	(1,278,676)	3,170,360	145,103	46,834	294,362
✧✧LVIP SSGA Small-Cap Index Fund	16,552,047	4,985,210	4,000,506	(189,163)	(4,722,148)	12,625,440	461,827	132,935	1,421,770
✧✧LVIP SSGA Small-Mid Cap 200 Fund	16,654,335	2,939,172	4,219,960	(208,677)	(2,589,606)	12,575,264	1,175,698	413,363	482,074
Fixed Income Fund-9.65%@
✧✧LVIP SSGA Bond Index Fund	79,823,832	41,196,184	48,020,000	(2,451,827)	(7,438,188)	63,110,001	6,458,248	1,436,184	—
International Equity Funds-14.96%@
✧✧LVIP SSGA Developed International 150 Fund	73,208,026	12,036,549	16,910,000	(80,695)	(9,280,201)	58,973,679	8,357,948	4,728,420	—
✧✧LVIP SSGA Emerging Markets 100 Fund	12,155,504	10,346,381	5,650,000	(658,543)	(3,036,203)	13,157,139	1,909,876	1,416,380	—
✧✧LVIP SSGA International Index Fund	4,135,429	26,370,366	3,440,000	(65,848)	(1,217,240)	25,782,707	2,809,186	1,180,367	—
Total	$305,922,951	$115,232,147	$105,474,613	$(3,270,564)	$(46,259,785)	$266,150,136		$11,522,720	$7,335,203

@ As a percentage of Net Assets as of December 31, 2022.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$738,342,719
Sales	775,752,913
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$661,709,047
Aggregate unrealized appreciation of investments and derivatives	$ 15,379,419
Aggregate unrealized depreciation of investments and derivatives	(23,077,922)
Net unrealized depreciation of investments and derivatives	$ (7,698,503)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–13

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Companies	$266,150,136	$—	$—	$266,150,136
Unaffiliated Investment Companies	387,861,532	—	—	387,861,532
Total Investments	$654,011,668	$—	$—	$654,011,668
Derivatives:
Assets:
Futures Contracts	$ 13,857	$—	$—	$ 13,857
Liabilities:
Futures Contracts	$ (78,331)	$—	$—	$ (78,331)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$26,081,286	$81,263,720
Long-term capital gains	11,987,596	12,177,972
Return of capital	169,758	—
Total	$38,238,640	$93,441,692
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$(36,924,392)
Other temporary differences	(23,093,605)
Net unrealized depreciation	(7,698,503)
Distributable earnings/(accumulated loss)	$(67,716,500)
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–14

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2022, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$18,435,934	$18,488,458	$36,924,392
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	451,892	490,397
Service Class	1,528,454	1,188,332
Shares reinvested:
Standard Class	263,523	480,354
Service Class	3,551,244	6,846,713
	5,795,113	9,005,796
Shares redeemed:
Standard Class	(778,404)	(468,239)
Service Class	(8,045,571)	(8,220,309)
	(8,823,975)	(8,688,548)
Net increase (decrease)	(3,028,862)	317,248
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $100,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Fund, is subject to an up-front fee of 0.10% of the sum of commitments. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–15

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2022, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
Fair values of derivative instruments as of December 31, 2022 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due from broker on futures contracts	$ —	Variation margin due from broker on futures contracts	$(74,816)
Futures contracts (Currency contracts)*	Variation margin due from broker on futures contracts	13,857	Variation margin due from broker on futures contracts	(3,515)
Total		$13,857		$(78,331)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(4,640,732)	$(270,592)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(418,761)	(14,064)
Total		$(5,059,493)	$(284,656)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$8,975,747	$22,612,037
9. Risk Factors
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–16

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–17

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP SSGA Global Tactical Allocation Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–18

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with the subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”), of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar, Broadridge and the applicable subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The remaining 80-100% of the Fund’s net assets is managed by a subadviser according to the investment mandate (the “Underlying Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of the Fund and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board considered complex-wide information provided by Broadridge that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information by Broadridge. The Board also considered an impact analysis provided by LIAC of the overlay cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–19

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Managed Volatility Sleeve to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LIAC management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s performance.
The Board considered that LIAC has delegated the day-to-day investment management of the Underlying Sleeve to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2023. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was higher than the median net investment management fee of the Morningstar peer group. The Board also considered that the Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the median net expense ratio of the Morningstar peer group (including AFFE). In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Managed Volatility Sleeve - Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA uses an affiliated investment adviser, SIMNA Ltd., as sub-subadviser, in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LIAC management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LIAC compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits they would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–20

LVIP SSGA Global Tactical Allocation Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Underlying Sleeve - Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement.  The Board reviewed the services provided by SSGA, the background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of SSGA.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters.
Performance.  The Board considered that the subadviser manages the Underlying Sleeve.  In its review of performance, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Global Tactical Allocation Composite). The Board noted LIAC’s view that the Fund’s performance results have been consistent with historical implementation, portfolio positioning and market conditions and that LIAC would continue to closely monitor performance. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule which includes a breakpoint, and noted SSGA’s statement that it advised no comparable registered funds using the same strategies.  The Board considered that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSGA, an unaffiliated third party.  The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund.  The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Global Tactical Allocation Managed Volatility Fund–26

LVIP SSGA International Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP SSGA International Index Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA International Index Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned (14.32%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the MSCI EAFE Index (net dividends)1, returned (14.45%).
While the overall Fund return was negative six of the twelve months posted positive returns. Three of these months were in the fourth quarter. The first quarter had negative performance on the back of concerns around the Russia-Ukraine war, increased supply chain disruptions, global growth risks and surging inflation. Performance in the second quarter was also negative as concerns about the Russa-Ukraine war and inflation continued in addition to tighter monetary policy and recession fears. Negative performance for the Fund continued in the third quarter as economic growth expectations decreased amid monetary tightening and persistently high inflation. The fourth quarter took a turn and posted a positive number on the back of signs of slower inflation, easing of China’s zero-COVID policy and despite continued hawkish monetary policy.
Only one sector, Energy, had positive performance. This sector returned 28.4% for the year. The remaining ten sectors posted losses to varying degrees. The worst performing sectors were: Information Technology, Consumer Discretionary and Industrials.
The Fund used futures in order to gain market exposure for the cash position during the Reporting Period. The Fund’s use of futures contributed slightly to Fund performance relative to the Index.
On an individual security level, the top positive contributors to the Fund’s performance during the Reporting Period were Shell PLC, TotalEnergies SE, and Novo Nordisk A/S Class B. The top negative contributors to the Fund’s performance during the Reporting Period were Sony Group Corporation, Roche Holding AG and ASML Holding NV.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Dwayne Hancock
Amy Scofield
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA International Index Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,258 for the Standard Class shares and to $14,883 for the Service Class shares. For comparison, look at how the MSCI EAFE Index (net dividends) did over the same period. The same $10,000 investment would have increased to $15,787. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 14.32%
Five Years	+ 1.49%
Ten Years	+ 4.32%
Service Class Shares
One Year	- 14.53%
Five Years	+ 1.24%
Ten Years	+ 4.06%
1 The MSCI EAFE Index (net dividends) is an equity index which captures large and mid-cap representation across 21 Developed Markets countries around the world, excluding the US and Canada. With 829 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

LVIP SSGA International Index Fund–1

LVIP SSGA International Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,061.00	0.38%	$1.97
Service Class Shares	1,000.00	1,059.60	0.63%	3.27
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.30	0.38%	$1.94
Service Class Shares	1,000.00	1,022.10	0.63%	3.21

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSGA International Index Fund–2

LVIP SSGA International Index Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited)
As of December 31, 2022
Security Type/Country	Percentage of Net Assets
Common Stock	98.26%
Australia	7.79%
Austria	0.19%
Belgium	0.88%
Chile	0.05%
China	0.02%
Denmark	2.73%
Faeroe Islands	0.20%
Finland	1.25%
France	11.29%
Germany	7.46%
Hong Kong	2.96%
Ireland	0.77%
Isle Of Man	0.06%
Israel	0.72%
Italy	2.11%
Japan	21.73%
Jordan	0.02%
Luxembourg	0.07%
Netherlands	4.42%
New Zealand	0.24%
Norway	0.77%
Portugal	0.22%
Singapore	1.36%
Spain	2.39%
Sweden	3.15%
Switzerland	10.67%
Thailand	0.13%
United Kingdom	14.49%
United States	0.12%
Convertible Preferred Stock	0.08%
Preferred Stocks	0.40%
Money Market Fund	0.76%
Total Investments	99.50%
Receivables and Other Assets Net of Liabilities	0.50%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	1.42%
Air Freight & Logistics	0.56%
Airlines	0.15%
Auto Components	0.60%
Automobiles	2.98%
Sector	Percentage of Net Assets
Banks	9.60%
Beverages	2.14%
Biotechnology	1.04%
Building Products	1.00%
Capital Markets	2.62%
Chemicals	3.04%
Commercial Services & Supplies	0.36%
Communications Equipment	0.30%
Construction & Engineering	0.78%
Construction Materials	0.52%
Containers & Packaging	0.11%
Distributors	0.04%
Diversified Consumer Services	0.03%
Diversified Financial Services	0.77%
Diversified Telecommunication Services	1.81%
Electric Utilities	1.94%
Electrical Equipment	1.64%
Electronic Equipment, Instruments & Components	1.40%
Energy Equipment & Services	0.05%
Entertainment	0.88%
Equity Real Estate Investment Trusts	1.25%
Food & Staples Retailing	1.30%
Food Products	3.26%
Gas Utilities	0.36%
Health Care Equipment & Supplies	2.03%
Health Care Providers & Services	0.26%
Health Care Technology	0.08%
Hotels, Restaurants & Leisure	1.40%
Household Durables	1.12%
Household Products	0.70%
Independent Power and Renewable Electricity Producers	0.29%
Industrial Conglomerates	1.59%
Insurance	5.42%
Interactive Media & Services	0.21%
Internet & Direct Marketing Retail	0.57%
IT Services	1.40%
Leisure Products	0.21%
Life Sciences Tools & Services	0.55%
Machinery	2.83%
Marine	0.39%
Media	0.42%
Metals & Mining	3.69%
Multiline Retail	0.36%
Multi-Utilities	0.76%
Oil, Gas & Consumable Fuels	4.82%
Paper & Forest Products	0.35%
Personal Products	2.03%
Pharmaceuticals	9.41%
LVIP SSGA International Index Fund–3

LVIP SSGA International Index Fund
Security Type/Country and Sector Allocations and Top 10 Equity Holdings (unaudited) (continued)
Sector	Percentage of Net Assets
Professional Services	1.53%
Real Estate Management & Development	1.39%
Road & Rail	0.68%
Semiconductors & Semiconductor Equipment	2.74%
Software	1.41%
Specialty Retail	0.68%
Technology Hardware, Storage & Peripherals	0.43%
Textiles, Apparel & Luxury Goods	2.93%
Tobacco	0.90%
Trading Companies & Distributors	1.60%
Transportation Infrastructure	0.36%
Water Utilities	0.11%
Wireless Telecommunication Services	1.14%
Total	98.74%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Nestle SA	2.20%
Roche Holding AG	1.59%
Novo Nordisk AS Class B	1.54%
ASML Holding NV	1.51%
AstraZeneca PLC	1.45%
Shell PLC	1.41%
LVMH Moet Hennessy Louis Vuitton SE	1.39%
Novartis AG	1.35%
BHP Group Ltd.	1.08%
TotalEnergies SE	1.08%
Total	14.60%

IT–Information Technology

LVIP SSGA International Index Fund–4

LVIP SSGA International Index Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–98.26%
Australia–7.79%
Ampol Ltd.	36,977	$ 711,972
ANZ Group Holdings Ltd.	474,164	7,638,267
APA Group	183,107	1,341,432
Aristocrat Leisure Ltd.	96,162	1,998,203
ASX Ltd.	30,368	1,406,385
Aurizon Holdings Ltd.	325,129	825,688
BHP Group Ltd.	793,407	24,648,927
BlueScope Steel Ltd.	67,938	778,944
Brambles Ltd.	223,772	1,838,927
Cochlear Ltd.	9,826	1,365,570
Coles Group Ltd.	214,740	2,444,560
Commonwealth Bank of Australia	266,286	18,601,468
Computershare Ltd.	83,685	1,492,796
CSL Ltd.	75,304	14,753,668
Dexus	163,522	862,838
Endeavour Group Ltd.	226,771	991,229
Fortescue Metals Group Ltd.	260,925	3,643,618
Goodman Group	265,366	3,136,509
GPT Group	276,819	791,584
IDP Education Ltd.	36,389	673,397
IGO Ltd.	109,449	1,003,017
Insurance Australia Group Ltd.	374,869	1,212,341
James Hardie Industries PLC	68,981	1,239,895
Lendlease Corp. Ltd.	120,231	641,777
†Lottery Corp. Ltd.	341,175	1,040,655
Macquarie Group Ltd.	57,059	6,486,167
Medibank Pvt Ltd.	443,136	890,042
Mineral Resources Ltd.	26,452	1,390,360
Mirvac Group	572,334	830,005
National Australia Bank Ltd.	494,084	10,112,099
Newcrest Mining Ltd.	139,477	1,960,035
Northern Star Resources Ltd.	192,517	1,430,031
Orica Ltd.	64,283	659,132
Origin Energy Ltd.	272,946	1,434,649
†Pilbara Minerals Ltd.	407,422	1,040,225
†Qantas Airways Ltd.	154,254	631,193
QBE Insurance Group Ltd.	244,201	2,232,929
Ramsay Health Care Ltd.	28,208	1,242,591
REA Group Ltd.	8,586	647,712
Reece Ltd.	31,830	306,651
Rio Tinto Ltd.	57,415	4,550,585
Santos Ltd.	514,949	2,503,306
Scentre Group	807,087	1,582,575
SEEK Ltd.	56,009	798,902
Sonic Healthcare Ltd.	71,250	1,453,862
South32 Ltd.	702,000	1,917,303
Stockland	347,397	858,587
Suncorp Group Ltd.	196,381	1,609,821
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Australia (continued)
Telstra Corp. Ltd.	646,318	$ 1,755,782
Transurban Group	475,525	4,202,421
Treasury Wine Estates Ltd.	110,429	1,023,276
Vicinity Ltd.	683,296	930,444
Washington H Soul Pattinson & Co. Ltd.	37,743	710,788
Wesfarmers Ltd.	180,055	5,628,129
Westpac Banking Corp.	545,564	8,673,295
WiseTech Global Ltd.	22,498	777,377
Woodside Energy Group Ltd.	302,126	7,290,098
Woolworths Group Ltd.	187,711	4,289,071
		176,933,110
Austria–0.19%
Erste Group Bank AG	53,509	1,712,633
OMV AG	23,478	1,208,850
Verbund AG	10,993	925,510
voestalpine AG	16,857	447,144
		4,294,137
Belgium–0.88%
Ageas SA	24,684	1,094,440
Anheuser-Busch InBev SA	135,298	8,149,566
D'ieteren Group	4,285	821,968
Elia Group SA	5,762	819,101
Groupe Bruxelles Lambert NV	15,566	1,242,698
KBC Group NV	39,173	2,519,318
Sofina SA	2,794	614,916
Solvay SA	10,974	1,109,632
UCB SA	19,640	1,546,498
Umicore SA	33,743	1,239,644
Warehouses De Pauw CVA	25,611	731,988
		19,889,769
Chile–0.05%
Antofagasta PLC	66,473	1,242,003
		1,242,003
China–0.02%
†Futu Holdings Ltd. ADR	8,800	357,720
		357,720
Denmark–2.73%
AP Moller - Maersk AS Class A	522	1,154,940
AP Moller - Maersk AS Class B	783	1,760,589
Carlsberg AS Class B	15,224	2,023,205
Chr Hansen Holding AS	15,645	1,125,383
Coloplast AS Class B	18,864	2,204,982
†Danske Bank AS	107,640	2,127,450
†Demant AS	16,353	453,269
LVIP SSGA International Index Fund–5

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Denmark (continued)
DSV AS	29,661	$ 4,681,765
†Genmab AS	10,416	4,409,722
Novo Nordisk AS Class B	259,493	35,038,354
Novozymes AS Class B	31,945	1,618,219
Orsted AS	29,773	2,705,662
Pandora AS	13,904	976,931
ROCKWOOL AS Class B	1,524	358,250
Tryg AS	55,636	1,324,266
		61,962,987
Faeroe Islands–0.20%
Vestas Wind Systems AS	156,156	4,542,973
		4,542,973
Finland–1.25%
Elisa Oyj	23,864	1,263,466
Fortum Oyj	65,803	1,094,619
Kesko Oyj Class B	43,495	960,051
Kone Oyj Class B	53,514	2,766,819
Neste Oyj	65,092	2,997,534
Nokia Oyj	856,486	3,967,102
Nordea Bank Abp	521,663	5,583,430
Orion Oyj Class B	15,299	839,147
Sampo Oyj Class A	75,687	3,955,353
Stora Enso Oyj Class R	85,154	1,198,663
UPM-Kymmene Oyj	85,956	3,213,964
Wartsila OYJ Abp	70,882	596,989
		28,437,137
France–11.29%
†Accor SA	26,364	658,968
†Aeroports de Paris	4,365	584,999
Air Liquide SA	83,364	11,814,972
Airbus SE	92,271	10,965,606
Alstom SA	49,055	1,198,299
Amundi SA	9,532	540,787
Arkema SA	9,941	892,595
AXA SA	291,174	8,121,006
BioMerieux	6,841	717,063
BNP Paribas SA	173,286	9,877,551
Bollore SE	133,119	743,835
Bouygues SA	37,418	1,123,116
Bureau Veritas SA	43,586	1,148,219
Capgemini SE	25,967	4,334,843
Carrefour SA	93,954	1,572,962
Cie de Saint-Gobain	76,195	3,723,346
Cie Generale des Etablissements Michelin SCA	106,939	2,974,576
Covivio	7,928	470,578
Credit Agricole SA	183,494	1,931,015
Danone SA	101,866	5,368,158
Dassault Aviation SA	3,721	630,133
Dassault Systemes SE	105,492	3,782,385
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
France (continued)
Edenred	37,957	$ 2,067,308
Eiffage SA	12,857	1,265,074
Electricite de France SA	86,037	1,105,179
Engie SA	289,213	4,144,763
EssilorLuxottica SA	45,306	8,205,825
Eurazeo SE	6,255	389,018
Gecina SA	8,101	825,113
Getlink SE	64,896	1,040,282
Hermes International	4,931	7,627,268
Ipsen SA	6,584	708,308
Kering SA	11,892	6,053,013
†Klepierre SA	30,880	711,684
La Francaise des Jeux SAEM	16,783	675,138
Legrand SA	41,075	3,289,739
L'Oreal SA	38,492	13,745,568
LVMH Moet Hennessy Louis Vuitton SE	43,380	31,571,904
Orange SA	314,778	3,127,270
Pernod Ricard SA	32,066	6,307,225
Publicis Groupe SA	34,812	2,214,256
Remy Cointreau SA	3,612	609,355
†Renault SA	29,427	985,166
Safran SA	54,296	6,795,522
Sanofi	178,452	17,161,583
Sartorius Stedim Biotech	4,548	1,472,692
Schneider Electric SE	84,728	11,855,918
SEB SA	4,862	407,254
Societe Generale SA	125,455	3,153,205
Sodexo SA	13,658	1,308,215
Teleperformance	8,990	2,143,118
Thales SA	16,688	2,131,135
TotalEnergies SE	389,689	24,465,401
†Ubisoft Entertainment SA	17,718	500,898
†Unibail-Rodamco-Westfield	160,422	1,056,355
Valeo SA	30,751	549,720
Veolia Environnement SA	101,883	2,617,455
Vinci SA	83,793	8,367,756
Vivendi SE	105,955	1,011,021
Wendel SE	3,842	358,625
†Worldline SA	35,854	1,402,018
		256,601,359
Germany–7.46%
adidas AG	27,336	3,729,710
Allianz SE	63,837	13,728,358
Aroundtown SA	185,672	433,877
BASF SE	146,128	7,256,446
Bayer AG	153,022	7,915,747
Bayerische Motoren Werke AG	52,470	4,683,162
Bechtle AG	15,486	548,035
Beiersdorf AG	16,662	1,912,001
Brenntag SE	24,076	1,539,112

LVIP SSGA International Index Fund–6

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Germany (continued)
Carl Zeiss Meditec AG	6,394	$ 806,961
†Commerzbank AG	164,766	1,558,438
Continental AG	17,942	1,075,152
Covestro AG	28,597	1,118,856
†Daimler Truck Holding AG	70,893	2,196,560
†Delivery Hero SE	27,597	1,322,855
Deutsche Bank AG	326,445	3,699,901
Deutsche Boerse AG	30,135	5,206,440
†Deutsche Lufthansa AG	101,280	841,843
Deutsche Post AG	157,514	5,931,727
Deutsche Telekom AG	505,722	10,089,679
E.ON SE	354,377	3,540,785
Evonik Industries AG	32,539	624,700
Fresenius Medical Care AG & Co. KGaA	34,145	1,117,349
Fresenius SE & Co. KGaA	63,889	1,795,236
GEA Group AG	25,921	1,059,940
Hannover Rueck SE	9,398	1,866,146
HeidelbergCement AG	22,341	1,274,187
†HelloFresh SE	29,027	637,907
Henkel AG & Co. KGaA	16,794	1,083,122
Infineon Technologies AG	207,593	6,317,653
Knorr-Bremse AG	11,455	625,852
LEG Immobilien SE	12,399	807,765
Mercedes-Benz Group AG	125,005	8,216,028
Merck KGaA	20,443	3,958,671
MTU Aero Engines AG	8,304	1,797,358
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	22,268	7,246,378
Nemetschek SE	8,714	444,847
Puma SE	17,680	1,073,079
Rational AG	968	575,088
Rheinmetall AG	6,493	1,293,127
RWE AG	101,679	4,526,749
SAP SE	163,361	16,855,690
Scout24 SE	14,593	733,097
Siemens AG	119,657	16,605,169
Siemens Healthineers AG	44,282	2,215,079
Symrise AG	20,854	2,269,149
Telefonica Deutschland Holding AG	190,187	468,858
United Internet AG	14,334	289,845
Volkswagen AG	4,494	710,285
Vonovia SE	112,875	2,660,610
†Zalando SE	33,152	1,174,992
		169,459,601
Hong Kong–2.96%
AIA Group Ltd.	1,868,200	20,775,197
BOC Hong Kong Holdings Ltd.	585,500	1,995,311
Budweiser Brewing Co. APAC Ltd.	260,900	820,593
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Hong Kong (continued)
CK Asset Holdings Ltd.	313,300	$ 1,928,661
CK Hutchison Holdings Ltd.	431,660	2,590,917
CK Infrastructure Holdings Ltd.	115,500	604,472
CLP Holdings Ltd.	256,500	1,871,471
ESR Group Ltd.	318,200	667,753
Galaxy Entertainment Group Ltd.	341,000	2,254,271
Hang Lung Properties Ltd.	314,000	613,884
Hang Seng Bank Ltd.	119,500	1,987,214
Henderson Land Development Co. Ltd.	236,149	824,432
HK Electric Investments & HK Electric Investments Ltd.	564,808	374,105
HKT Trust & HKT Ltd.	581,592	713,070
Hong Kong & China Gas Co. Ltd.	1,738,358	1,652,514
Hong Kong Exchanges & Clearing Ltd.	191,508	8,273,257
Hongkong Land Holdings Ltd.	179,600	826,160
Jardine Matheson Holdings Ltd.	26,700	1,359,030
Link REIT	322,222	2,365,440
MTR Corp. Ltd.	238,296	1,262,392
New World Development Co. Ltd.	212,869	599,981
Power Assets Holdings Ltd.	213,000	1,166,589
†Sands China Ltd.	360,668	1,196,766
Sino Land Co. Ltd.	541,507	677,105
SITC International Holdings Co. Ltd.	235,000	522,660
Sun Hung Kai Properties Ltd.	228,005	3,119,735
Swire Pacific Ltd. Class A	68,500	602,906
Swire Properties Ltd.	160,961	409,133
Techtronic Industries Co. Ltd.	216,500	2,415,895
WH Group Ltd.	1,359,340	790,653
Wharf Real Estate Investment Co. Ltd.	268,000	1,562,242
Xinyi Glass Holdings Ltd.	247,000	460,112
		67,283,921
Ireland–0.77%
†AerCap Holdings NV	20,100	1,172,232
AIB Group PLC	171,731	664,727
Bank of Ireland Group PLC	171,884	1,637,539
CRH PLC	120,977	4,792,786
DCC PLC	14,132	697,063
†Flutter Entertainment PLC	26,387	3,609,833

LVIP SSGA International Index Fund–7

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Ireland (continued)
Kerry Group PLC Class A	25,016	$ 2,255,809
Kingspan Group PLC	23,992	1,299,007
Smurfit Kappa Group PLC	38,367	1,419,377
		17,548,373
Isle Of Man–0.06%
Entain PLC	91,294	1,458,538
		1,458,538
Israel–0.72%
Azrieli Group Ltd.	7,408	494,026
Bank Hapoalim BM	203,905	1,835,944
Bank Leumi Le-Israel BM	234,449	1,952,680
Bezeq The Israeli Telecommunication Corp. Ltd.	348,082	597,138
†Check Point Software Technologies Ltd.	16,064	2,026,634
†CyberArk Software Ltd.	6,400	829,760
Elbit Systems Ltd.	4,111	668,579
ICL Group Ltd.	123,792	894,454
Israel Discount Bank Ltd. Class A	186,199	977,530
Mizrahi Tefahot Bank Ltd.	24,502	790,808
†Nice Ltd.	9,926	1,909,545
†Teva Pharmaceutical Industries Ltd.	139,930	1,290,384
†Teva Pharmaceutical Industries Ltd. ADR	31,569	287,909
†Tower Semiconductor Ltd.	18,781	819,796
†Wix.com Ltd.	9,300	714,519
ZIM Integrated Shipping Services Ltd.	14,400	247,536
		16,337,242
Italy–2.11%
Amplifon SpA	17,201	512,244
Assicurazioni Generali SpA	177,793	3,162,141
CNH Industrial NV	160,783	2,575,627
Davide Campari-Milano NV	79,179	803,836
DiaSorin SpA	4,246	592,685
Enel SpA	1,292,938	6,961,645
Eni SpA	387,809	5,515,416
Ferrari NV	19,485	4,175,713
FinecoBank Banca Fineco SpA	94,627	1,572,074
Infrastrutture Wireless Italiane SpA	52,629	530,354
Intesa Sanpaolo SpA	2,593,547	5,769,070
Mediobanca Banca di Credito Finanziario SpA	101,836	979,348
Moncler SpA	31,982	1,694,638
†Nexi SpA	83,097	655,214
Poste Italiane SpA	82,911	809,951
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Italy (continued)
Prysmian SpA	42,244	$ 1,567,328
Recordati Industria Chimica e Farmaceutica SpA	16,947	702,960
Snam SpA	328,693	1,592,822
†Telecom Italia SpA	1,751,080	405,442
Tenaris SA	70,212	1,223,955
Terna - Rete Elettrica Nazionale	227,592	1,681,018
UniCredit SpA	308,512	4,383,032
		47,866,513
Japan–21.73%
Advantest Corp.	29,600	1,912,588
Aeon Co. Ltd.	102,300	2,169,315
AGC, Inc.	28,400	951,067
Aisin Corp.	24,700	664,363
Ajinomoto Co., Inc.	71,500	2,196,103
†ANA Holdings, Inc.	24,500	522,706
Asahi Group Holdings Ltd.	71,500	2,244,045
Asahi Intecc Co. Ltd.	33,700	555,675
Asahi Kasei Corp.	194,400	1,394,454
Astellas Pharma, Inc.	290,700	4,444,449
Azbil Corp.	16,900	428,166
Bandai Namco Holdings, Inc.	31,900	2,020,852
Bridgestone Corp.	87,900	3,141,869
Brother Industries Ltd.	36,000	550,533
Canon, Inc.	154,200	3,355,060
Capcom Co. Ltd.	26,700	856,500
Central Japan Railway Co.	22,700	2,802,907
Chiba Bank Ltd.	80,000	586,407
Chubu Electric Power Co., Inc.	94,400	979,677
Chugai Pharmaceutical Co. Ltd.	108,400	2,781,859
Concordia Financial Group Ltd.	161,400	676,394
CyberAgent, Inc.	69,600	619,421
Dai Nippon Printing Co. Ltd.	38,900	785,469
Daifuku Co. Ltd.	15,400	725,175
Dai-ichi Life Holdings, Inc.	154,100	3,515,509
Daiichi Sankyo Co. Ltd.	273,200	8,847,150
Daikin Industries Ltd.	39,600	6,095,093
Daito Trust Construction Co. Ltd.	9,500	980,113
Daiwa House Industry Co. Ltd.	95,400	2,209,087
†Daiwa House REIT Investment Corp.	315	704,214
Daiwa Securities Group, Inc.	202,900	901,331
Denso Corp.	68,500	3,411,429

LVIP SSGA International Index Fund–8

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Dentsu Group, Inc.	31,800	$ 1,004,351
Disco Corp.	4,300	1,236,856
East Japan Railway Co.	46,300	2,652,972
Eisai Co. Ltd.	38,600	2,560,000
ENEOS Holdings, Inc.	477,960	1,631,561
FANUC Corp.	29,700	4,488,719
Fast Retailing Co. Ltd.	9,300	5,706,561
Fuji Electric Co. Ltd.	19,300	739,706
FUJIFILM Holdings Corp.	56,800	2,867,266
Fujitsu Ltd.	30,400	4,080,280
†GLP J-Reit	744	857,720
GMO Payment Gateway, Inc.	7,700	640,689
Hakuhodo DY Holdings, Inc.	33,300	337,466
Hamamatsu Photonics KK	21,500	1,035,355
Hankyu Hanshin Holdings, Inc.	35,100	1,048,400
Hikari Tsushin, Inc.	3,200	454,008
Hirose Electric Co. Ltd.	5,387	681,379
Hitachi Construction Machinery Co. Ltd.	15,100	340,452
Hitachi Ltd.	150,800	7,688,226
Honda Motor Co. Ltd.	259,000	5,983,603
Hoshizaki Corp.	17,000	602,979
Hoya Corp.	56,000	5,421,213
Hulic Co. Ltd.	64,600	511,917
Ibiden Co. Ltd.	20,000	729,198
Idemitsu Kosan Co. Ltd.	31,383	734,119
Iida Group Holdings Co. Ltd.	20,700	315,610
Inpex Corp.	171,600	1,825,309
Isuzu Motors Ltd.	86,300	1,017,267
Ito En Ltd.	7,200	262,786
ITOCHU Corp.	188,700	5,961,218
Itochu Techno-Solutions Corp.	12,200	285,386
†Japan Airlines Co. Ltd.	24,500	503,105
Japan Exchange Group, Inc.	84,900	1,227,505
Japan Metropolitan Fund Invest	1,228	979,668
Japan Post Bank Co. Ltd.	57,300	492,490
Japan Post Holdings Co. Ltd.	374,100	3,162,633
Japan Post Insurance Co. Ltd.	33,100	585,379
Japan Real Estate Investment Corp.	196	861,719
Japan Tobacco, Inc.	189,700	3,846,325
JFE Holdings, Inc.	80,600	943,322
JSR Corp.	31,900	629,055
Kajima Corp.	73,600	861,396
Kakaku.com, Inc.	21,500	345,992
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Kansai Electric Power Co., Inc.	103,100	$ 1,004,762
Kao Corp.	74,900	2,999,082
KDDI Corp.	256,600	7,785,593
Keio Corp.	18,000	663,822
Keisei Electric Railway Co. Ltd.	20,800	595,123
Keyence Corp.	30,376	11,901,356
Kikkoman Corp.	22,500	1,189,805
Kintetsu Group Holdings Co. Ltd.	26,100	866,089
Kirin Holdings Co. Ltd.	128,700	1,972,079
Kobayashi Pharmaceutical Co. Ltd.	8,100	557,322
Kobe Bussan Co. Ltd.	24,000	693,081
Koei Tecmo Holdings Co. Ltd.	22,360	407,537
Koito Manufacturing Co. Ltd.	35,000	529,907
Komatsu Ltd.	145,900	3,197,260
Konami Group Corp.	13,100	595,908
Kose Corp.	5,400	593,325
Kubota Corp.	163,700	2,266,404
Kurita Water Industries Ltd.	14,700	611,567
Kyocera Corp.	49,100	2,451,259
Kyowa Kirin Co. Ltd.	40,200	925,053
Lasertec Corp.	11,800	1,955,128
Lixil Corp.	51,200	780,640
M3, Inc.	69,300	1,889,328
Makita Corp.	33,700	790,887
Marubeni Corp.	243,000	2,805,128
Mazda Motor Corp.	91,400	699,916
McDonald's Holdings Co. Japan Ltd.	14,200	540,453
MEIJI Holdings Co. Ltd.	16,868	866,278
MINEBEA MITSUMI, Inc.	61,800	928,130
MISUMI Group, Inc.	47,700	1,046,391
Mitsubishi Chemical Group Corp.	188,400	982,913
Mitsubishi Corp.	200,600	6,546,554
Mitsubishi Electric Corp.	312,700	3,129,621
Mitsubishi Estate Co. Ltd.	186,000	2,424,916
Mitsubishi HC Capital, Inc.	116,000	573,636
Mitsubishi Heavy Industries Ltd.	48,700	1,942,211
Mitsubishi UFJ Financial Group, Inc.	1,866,700	12,644,745
Mitsui & Co. Ltd.	222,900	6,543,993
Mitsui Chemicals, Inc.	30,300	686,852
Mitsui Fudosan Co. Ltd.	147,200	2,710,930
Mitsui OSK Lines Ltd.	51,400	1,288,525
Mizuho Financial Group, Inc.	373,882	5,287,450

LVIP SSGA International Index Fund–9

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
MonotaRO Co. Ltd.	43,600	$ 616,925
MS&AD Insurance Group Holdings, Inc.	69,654	2,241,836
Murata Manufacturing Co. Ltd.	91,100	4,573,048
NEC Corp.	38,000	1,342,045
Nexon Co. Ltd.	76,800	1,733,325
NGK Insulators Ltd.	38,100	487,137
Nidec Corp.	69,000	3,595,634
Nihon M&A Center Holdings, Inc.	55,000	682,681
Nintendo Co. Ltd.	175,500	7,397,638
Nippon Building Fund, Inc.	234	1,048,400
NIPPON EXPRESS HOLDINGS, Inc.	12,000	689,424
Nippon Paint Holdings Co. Ltd.	134,000	1,060,850
†Nippon Prologis REIT, Inc.	349	820,379
Nippon Sanso Holdings Corp.	27,700	404,398
Nippon Shinyaku Co. Ltd.	6,500	370,466
Nippon Steel Corp.	126,322	2,206,111
Nippon Telegraph & Telephone Corp.	189,600	5,434,892
Nippon Yusen KK	75,200	1,782,018
Nissan Chemical Corp.	18,600	819,171
Nissan Motor Co. Ltd.	358,600	1,142,416
Nisshin Seifun Group, Inc.	25,365	319,478
Nissin Foods Holdings Co. Ltd.	9,400	746,327
Nitori Holdings Co. Ltd.	12,000	1,558,976
Nitto Denko Corp.	22,000	1,282,383
Nomura Holdings, Inc.	452,900	1,686,124
Nomura Real Estate Holdings, Inc.	20,700	446,365
†Nomura Real Estate Master Fund, Inc.	729	905,418
Nomura Research Institute Ltd.	51,807	1,229,647
NTT Data Corp.	97,900	1,441,198
Obayashi Corp.	93,200	708,729
Obic Co. Ltd.	10,500	1,552,918
Odakyu Electric Railway Co. Ltd.	53,100	692,274
Oji Holdings Corp.	132,300	535,289
Olympus Corp.	195,200	3,498,251
Omron Corp.	28,800	1,405,547
Ono Pharmaceutical Co. Ltd.	60,200	1,414,177
Open House Group Co. Ltd.	14,300	525,191
Oracle Corp. Japan	5,900	383,023
Oriental Land Co. Ltd.	31,700	4,627,949
ORIX Corp.	188,300	3,039,573
Osaka Gas Co. Ltd.	61,500	998,133
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Otsuka Corp.	19,600	$ 620,527
Otsuka Holdings Co. Ltd.	61,100	2,004,233
Pan Pacific International Holdings Corp.	65,500	1,224,257
Panasonic Holdings Corp.	348,200	2,946,328
Persol Holdings Co. Ltd.	30,900	665,843
Rakuten Group, Inc.	122,000	554,038
Recruit Holdings Co. Ltd.	229,400	7,301,157
†Renesas Electronics Corp.	183,600	1,655,674
Resona Holdings, Inc.	350,500	1,931,436
Ricoh Co. Ltd.	98,800	758,089
Rohm Co. Ltd.	13,400	973,042
SBI Holdings, Inc.	39,170	751,226
SCSK Corp.	21,000	320,184
Secom Co. Ltd.	33,400	1,919,660
Seiko Epson Corp.	41,400	607,562
Sekisui Chemical Co. Ltd.	61,200	860,363
Sekisui House Ltd.	100,900	1,794,043
Seven & i Holdings Co. Ltd.	119,400	5,149,375
SG Holdings Co. Ltd.	49,600	691,618
Sharp Corp.	34,200	246,259
Shimadzu Corp.	38,900	1,110,031
Shimano, Inc.	11,400	1,817,190
Shimizu Corp.	90,100	483,316
Shin-Etsu Chemical Co. Ltd.	59,600	7,368,257
Shionogi & Co. Ltd.	41,400	2,077,571
Shiseido Co. Ltd.	62,900	3,101,386
Shizuoka Financial Group, Inc.	78,300	629,431
SMC Corp.	8,800	3,726,791
SoftBank Corp.	445,200	5,047,681
SoftBank Group Corp.	187,900	8,080,674
Sompo Holdings, Inc.	49,675	2,218,039
Sony Group Corp.	197,200	15,078,497
Square Enix Holdings Co. Ltd.	14,400	672,600
Subaru Corp.	95,700	1,478,450
SUMCO Corp.	58,300	780,502
Sumitomo Chemical Co. Ltd.	243,300	878,728
Sumitomo Corp.	177,300	2,966,708
Sumitomo Electric Industries Ltd.	110,300	1,264,449
Sumitomo Metal Mining Co. Ltd.	38,200	1,359,587
Sumitomo Mitsui Financial Group, Inc.	207,500	8,373,362
Sumitomo Mitsui Trust Holdings, Inc.	52,546	1,836,948
Sumitomo Realty & Development Co. Ltd.	47,800	1,136,725
Suntory Beverage & Food Ltd.	20,800	713,197

LVIP SSGA International Index Fund–10

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Suzuki Motor Corp.	57,700	$ 1,877,756
Sysmex Corp.	26,100	1,590,581
T&D Holdings, Inc.	80,700	1,169,547
Taisei Corp.	27,300	884,067
Takeda Pharmaceutical Co. Ltd.	238,875	7,482,590
TDK Corp.	60,900	2,011,593
Terumo Corp.	104,700	2,988,465
TIS, Inc.	33,800	896,251
Tobu Railway Co. Ltd.	32,800	769,765
Toho Co. Ltd.	17,600	681,256
Tokio Marine Holdings, Inc.	291,500	6,280,221
†Tokyo Electric Power Co. Holdings, Inc.	222,100	805,544
Tokyo Electron Ltd.	23,200	6,873,027
Tokyo Gas Co. Ltd.	63,400	1,248,773
Tokyu Corp.	90,300	1,144,231
TOPPAN, Inc.	39,300	585,128
Toray Industries, Inc.	206,100	1,156,761
Toshiba Corp.	61,100	2,142,969
Tosoh Corp.	41,800	500,046
TOTO Ltd.	24,000	822,920
Toyota Industries Corp.	22,600	1,246,754
Toyota Motor Corp.	1,660,800	22,936,605
Toyota Tsusho Corp.	31,600	1,176,212
Trend Micro, Inc.	22,400	1,047,973
Unicharm Corp.	63,300	2,444,410
USS Co. Ltd.	32,100	512,416
Welcia Holdings Co. Ltd.	11,900	278,821
West Japan Railway Co.	32,900	1,436,179
Yakult Honsha Co. Ltd.	19,600	1,278,391
Yamaha Corp.	24,200	907,223
Yamaha Motor Co. Ltd.	46,500	1,066,481
Yamato Holdings Co. Ltd.	43,900	698,105
Yaskawa Electric Corp.	36,900	1,187,919
Yokogawa Electric Corp.	34,900	559,772
Z Holdings Corp.	393,600	995,696
ZOZO, Inc.	18,100	449,604
		493,795,950
Jordan–0.02%
Hikma Pharmaceuticals PLC	22,317	418,732
		418,732
Luxembourg–0.07%
Eurofins Scientific SE	20,923	1,501,944
		1,501,944
Netherlands–4.42%
ABN AMRO Bank NV	58,554	810,127
†Adyen NV	3,441	4,745,714
Aegon NV	267,307	1,355,725
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Netherlands (continued)
Akzo Nobel NV	28,441	$ 1,904,618
†Argenx SE	8,688	3,239,213
ASM International NV	7,324	1,847,489
ASML Holding NV	63,721	34,364,255
Euronext NV	12,539	928,291
†EXOR NV	16,746	1,224,329
Heineken Holding NV	14,962	1,153,958
Heineken NV	40,972	3,854,281
IMCD NV	8,490	1,210,083
ING Groep NV	586,182	7,145,722
JDE Peet's NV	19,117	552,931
†Just Eat Takeaway.com NV	31,451	664,917
Koninklijke Ahold Delhaize NV	165,766	4,762,600
Koninklijke DSM NV	27,628	3,380,351
Koninklijke KPN NV	497,279	1,538,382
Koninklijke Philips NV	138,456	2,075,535
NN Group NV	43,635	1,782,418
†OCI NV	18,140	648,948
†Prosus NV	129,276	8,918,812
†QIAGEN NV	36,228	1,823,059
Randstad NV	17,662	1,076,902
Stellantis NV	163,147	2,316,433
Universal Music Group NV	114,080	2,748,851
Wolters Kluwer NV	41,572	4,350,391
		100,424,335
New Zealand–0.24%
†Auckland International Airport Ltd.	203,075	1,006,961
Fisher & Paykel Healthcare Corp. Ltd.	89,420	1,283,064
Mercury NZ Ltd.	96,861	341,924
Meridian Energy Ltd.	215,240	716,077
Spark New Zealand Ltd.	273,813	938,757
†Xero Ltd.	23,206	1,110,253
		5,397,036
Norway–0.77%
†Adevinta ASA	48,699	326,092
Aker BP ASA	49,283	1,529,781
DNB Bank ASA	146,433	2,906,449
Equinor ASA	147,795	5,307,272
Gjensidige Forsikring ASA	32,261	632,917
Kongsberg Gruppen ASA	15,396	653,129
Mowi ASA	60,866	1,038,788
Norsk Hydro ASA	220,326	1,648,937
Orkla ASA	131,102	949,328
Salmar ASA	10,141	398,319
Telenor ASA	113,367	1,059,980
Yara International ASA	25,524	1,121,860
		17,572,852

LVIP SSGA International Index Fund–11

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Portugal–0.22%
EDP - Energias de Portugal SA	434,335	$ 2,164,731
EDP Renovaveis SA	42,271	931,224
Galp Energia SGPS SA	77,597	1,047,433
Jeronimo Martins SGPS SA	44,236	955,572
		5,098,960
Singapore–1.36%
CapitaLand Ascendas REIT	515,065	1,053,664
CapitaLand Integrated Commercial Trust	863,722	1,315,509
Capitaland Investment Ltd.	420,028	1,160,298
City Developments Ltd.	71,400	438,720
DBS Group Holdings Ltd.	288,048	7,294,750
Genting Singapore Ltd.	1,055,500	752,578
†Grab Holdings Ltd. Class A	189,400	609,868
Jardine Cycle & Carriage Ltd.	15,900	339,510
Keppel Corp. Ltd.	237,415	1,286,870
Mapletree Logistics Trust	470,074	558,024
Mapletree Pan Asia Commercial Trust	425,700	530,774
Oversea-Chinese Banking Corp. Ltd.	524,440	4,769,060
Singapore Airlines Ltd.	203,050	838,336
Singapore Exchange Ltd.	130,100	869,341
Singapore Technologies Engineering Ltd.	235,300	588,514
Singapore Telecommunications Ltd.	1,298,900	2,492,290
United Overseas Bank Ltd.	182,485	4,182,686
UOL Group Ltd.	59,451	298,276
Venture Corp. Ltd.	39,200	499,292
Wilmar International Ltd.	315,600	982,568
		30,860,928
Spain–2.39%
Acciona SA	4,250	782,044
ACS Actividades de Construccion y Servicios SA	35,286	1,011,153
†Aena SME SA	11,651	1,462,943
†Amadeus IT Group SA	71,268	3,703,821
Banco Bilbao Vizcaya Argentaria SA	941,595	5,678,677
Banco Santander SA	2,615,312	7,845,765
CaixaBank SA	678,881	2,668,471
†Cellnex Telecom SA	85,760	2,838,510
Corp. ACCIONA Energias Renovables SA	10,575	409,105
Enagas SA	38,549	640,635
Endesa SA	51,443	971,109
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Spain (continued)
Ferrovial SA	76,803	$ 2,011,770
†Grifols SA	50,599	583,343
Iberdrola SA	943,433	11,038,178
Industria de Diseno Textil SA	172,766	4,595,691
Naturgy Energy Group SA	25,042	651,659
Red Electrica Corp. SA	59,962	1,043,669
Repsol SA	212,343	3,375,442
Telefonica SA	826,362	2,994,299
		54,306,284
Sweden–3.15%
Alfa Laval AB	44,791	1,292,455
ArcelorMittal SA	80,122	2,107,713
Assa Abloy AB Class B	154,320	3,308,278
Atlas Copco AB Class A	426,311	5,029,194
Atlas Copco AB Class B	245,812	2,617,164
Boliden AB	42,518	1,594,193
Electrolux AB Class B	35,635	480,764
†Embracer Group AB	90,138	408,499
Epiroc AB Class A	103,034	1,874,584
Epiroc AB Class B	64,917	1,042,980
EQT AB	51,577	1,090,374
Essity AB Class B	93,109	2,438,625
Evolution AB	28,017	2,726,293
†Fastighets AB Balder Class B	114,888	534,207
Getinge AB Class B	39,872	826,491
H & M Hennes & Mauritz AB Class B	113,073	1,216,243
Hexagon AB Class B	299,388	3,127,337
Holmen AB Class B	16,153	640,711
Husqvarna AB Class B	66,591	466,622
Industrivarden AB Class A	24,137	586,375
Industrivarden AB Class C	26,548	643,674
Indutrade AB	47,029	951,410
Investment AB Latour Class B	26,018	491,444
Investor AB Class A	77,456	1,438,913
Investor AB Class B	289,097	5,224,045
†Kinnevik AB Class B	42,451	582,566
L E Lundbergforetagen AB Class B	13,266	564,592
Lifco AB Class B	40,635	678,168
Nibe Industrier AB Class B	230,765	2,147,351
Sagax AB Class B	28,074	636,281
Sandvik AB	168,206	3,036,940
Securitas AB Class B	77,507	645,913
Skandinaviska Enskilda Banken AB Class A	261,475	3,005,690
Skanska AB Class B	57,556	910,098
SKF AB Class B	55,829	851,492
Svenska Cellulosa AB SCA Class B	93,543	1,182,863

LVIP SSGA International Index Fund–12

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Sweden (continued)
Svenska Handelsbanken AB Class A	228,879	$ 2,305,274
Swedbank AB Class A	142,041	2,413,439
†Swedish Orphan Biovitrum AB	29,083	601,178
Tele2 AB Class B	85,945	700,913
Telefonaktiebolaget LM Ericsson Class B	473,113	2,761,188
Telia Co. AB	390,908	998,731
Volvo AB Class A	35,191	668,082
Volvo AB Class B	239,025	4,317,401
†Volvo Car AB Class B	102,602	465,870
		71,632,618
Switzerland–10.67%
ABB Ltd.	244,640	7,423,997
Adecco Group AG	26,224	863,876
Alcon, Inc.	79,263	5,415,926
Bachem Holding AG Class B	5,400	466,328
Baloise Holding AG	7,311	1,128,297
Banque Cantonale Vaudoise	4,837	464,266
Barry Callebaut AG	526	1,040,452
BKW AG	3,392	464,055
Chocoladefabriken Lindt & Spruengli AG	173	3,245,022
Cie Financiere Richemont SA Class A	81,452	10,561,937
†Clariant AG	37,917	600,751
†Coca-Cola HBC AG	33,062	788,614
Credit Suisse Group AG	532,588	1,592,033
EMS-Chemie Holding AG	1,230	832,726
Geberit AG	5,652	2,662,030
Givaudan SA	1,465	4,488,558
†Glencore PLC	1,524,317	10,179,755
†Holcim AG	87,837	4,548,354
Julius Baer Group Ltd.	34,833	2,028,990
Kuehne & Nagel International AG	8,515	1,981,753
Logitech International SA	26,970	1,664,314
Lonza Group AG	11,833	5,798,445
Nestle SA	431,329	49,978,466
Novartis AG	339,029	30,648,823
Partners Group Holding AG	3,487	3,080,281
Roche Holding AG	114,288	36,211,238
Schindler Holding AG	9,792	1,814,695
SGS SA	1,001	2,327,529
†Siemens Energy AG	65,847	1,238,789
†SIG Group AG	51,322	1,121,186
Sika AG	23,203	5,563,300
Sonova Holding AG	8,421	1,997,215
STMicroelectronics NV	108,190	3,821,215
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Switzerland (continued)
Straumann Holding AG	18,170	$ 2,075,112
Swatch Group AG	11,235	1,583,363
Swiss Life Holding AG	4,710	2,428,733
Swiss Prime Site AG	11,752	1,018,680
Swiss Re AG	47,738	4,464,805
Swisscom AG	4,059	2,223,857
Temenos AG	11,211	615,202
UBS Group AG	522,169	9,716,020
VAT Group AG	3,998	1,093,056
Zurich Insurance Group AG	23,488	11,235,324
		242,497,368
Thailand–0.13%
†Sea Ltd. ADR	56,800	2,955,304
		2,955,304
United Kingdom–14.49%
3i Group PLC	152,747	2,477,261
abrdn PLC	308,090	704,891
Admiral Group PLC	25,610	661,641
Anglo American PLC	202,185	7,911,028
Ashtead Group PLC	68,043	3,882,700
Associated British Foods PLC	52,377	997,942
AstraZeneca PLC	242,864	32,937,221
Auto Trader Group PLC	162,037	1,010,033
AVEVA Group PLC	17,983	698,524
Aviva PLC	452,665	2,423,220
BAE Systems PLC	499,750	5,171,719
Barclays PLC	2,489,240	4,770,448
Barratt Developments PLC	146,631	703,406
Berkeley Group Holdings PLC	18,228	831,446
BP PLC	2,943,371	16,898,788
British American Tobacco PLC	334,019	13,251,101
British Land Co. PLC	123,923	591,926
BT Group PLC	1,081,225	1,464,658
Bunzl PLC	52,696	1,757,671
Burberry Group PLC	61,588	1,511,473
Coca-Cola Europacific Partners PLC	32,160	1,771,200
Compass Group PLC	274,457	6,362,357
Croda International PLC	22,948	1,832,147
Diageo PLC	356,101	15,713,554
Experian PLC	145,997	4,965,032
GSK PLC	634,944	11,035,242
†Haleon PLC	799,126	3,162,540
Halma PLC	59,163	1,411,906
Hargreaves Lansdown PLC	58,970	610,400
HSBC Holdings PLC (London Shares)	3,125,164	19,484,009
Imperial Brands PLC	139,135	3,483,573

LVIP SSGA International Index Fund–13

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Informa PLC	218,601	$ 1,637,465
InterContinental Hotels Group PLC	30,607	1,755,391
Intertek Group PLC	23,929	1,166,994
J Sainsbury PLC	283,273	745,542
JD Sports Fashion PLC	462,405	705,209
Johnson Matthey PLC	26,183	673,279
Kingfisher PLC	284,759	812,796
Land Securities Group PLC	110,952	833,518
Legal & General Group PLC	939,940	2,835,170
Lloyds Banking Group PLC	10,590,416	5,813,971
London Stock Exchange Group PLC	50,912	4,392,213
M&G PLC	411,899	935,428
Melrose Industries PLC	651,102	1,058,716
Mondi PLC	75,254	1,282,340
National Grid PLC	579,735	6,990,484
NatWest Group PLC	838,695	2,688,970
Next PLC	20,209	1,418,503
†Ocado Group PLC	86,932	648,235
Pearson PLC	102,796	1,167,193
Persimmon PLC	45,540	670,026
Phoenix Group Holdings PLC	129,075	949,691
Prudential PLC	426,587	5,814,770
Reckitt Benckiser Group PLC	113,749	7,912,720
RELX PLC	299,071	8,272,537
Rentokil Initial PLC	402,914	2,474,483
Rio Tinto PLC	175,629	12,310,702
†Rolls-Royce Holdings PLC	1,297,048	1,461,438
Sage Group PLC	157,888	1,423,192
Schroders PLC	117,517	619,435
Segro PLC	188,776	1,742,694
Severn Trent PLC	37,424	1,199,412
Shell PLC	1,138,534	32,015,780
Smith & Nephew PLC	135,988	1,824,048
Smiths Group PLC	57,595	1,113,027
Spirax-Sarco Engineering PLC	11,482	1,473,486
SSE PLC	168,498	3,487,441
St. James's Place PLC	80,309	1,063,131
Standard Chartered PLC	397,025	2,987,417
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Taylor Wimpey PLC	619,178	$ 760,906
Tesco PLC	1,191,337	3,229,079
Unilever PLC	398,436	20,144,244
United Utilities Group PLC	115,160	1,380,254
Vodafone Group PLC	4,238,315	4,316,383
Whitbread PLC	29,619	920,263
WPP PLC	170,382	1,689,475
		329,306,508
United States–0.12%
Stellantis NV	185,991	2,641,977
		2,641,977
Total Common Stock (Cost $1,534,312,903)		2,232,626,179
CONVERTIBLE PREFERRED STOCK–0.08%
Germany–0.08%
†Dr. Ing. h.c. F. Porsche AG	17,208	1,745,323
Total Convertible Preferred Stock (Cost $1,450,102)		1,745,323
PREFERRED STOCKS–0.40%
Germany–0.40%
Bayerische Motoren Werke AG 7.32%	8,815	750,635
Henkel AG & Co. KGaA 2.84%	27,033	1,881,514
Porsche Automobil Holding SE 5.00%	25,584	1,403,278
Sartorius AG 0.35%	3,789	1,498,261
Volkswagen AG 6.01%	29,394	3,663,131
Total Preferred Stocks (Cost $8,112,968)		9,196,819

MONEY MARKET FUND–0.76%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 4.12%)	17,276,435	17,276,435
Total Money Market Fund (Cost $17,276,435)		17,276,435

TOTAL INVESTMENTS–99.50% (Cost $1,561,152,408)	2,260,844,756
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.50%	11,312,390
NET ASSETS APPLICABLE TO 247,567,742 SHARES OUTSTANDING–100.00%	$2,272,157,146
LVIP SSGA International Index Fund–14

LVIP SSGA International Index Fund
Statement of Net Assets (continued)
NET ASSET VALUE PER SHARE–LVIP SSGA INTERNATIONAL INDEX FUND STANDARD CLASS ($2,016,487,063 / 219,715,514 Shares)	$9.178
NET ASSET VALUE PER SHARE–LVIP SSGA INTERNATIONAL INDEX FUND SERVICE CLASS ($255,670,083 / 27,852,228 Shares)	$9.180
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$1,942,723,850
Distributable earnings/(accumulated loss)	329,433,296
TOTAL NET ASSETS	$2,272,157,146

Δ Securities have been classified by country of origin.
† Non-income producing.
★ Includes $1,527,627 cash collateral held at broker for futures contracts, $1,564,477 payable for fund shares redeemed, $331,690 other accrued expenses payable, $663,428 due to manager and affiliates and $306,791 variation margin due to broker on futures contracts as of December 31, 2022.

The following futures contracts were outstanding at December 31, 2022:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
325	E-mini MSCI EAFE Index	$31,677,750	$32,256,754	3/17/23	$—	$(579,004)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022.

Summary of Abbreviations:
ADR–American Depositary Receipt
CVA–Dutch Certificate
EAFE–Europe Australasia Far East
HSBC–Hong Kong and Shanghai Banking Corporation
MSCI–Morgan Stanley Capital International
REIT–Real Estate Investment Trust
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Index Fund–15

LVIP SSGA International Index Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends	$ 89,803,867
Foreign taxes withheld	(7,661,153)
82,142,714
EXPENSES:
Management fees	10,165,914
Index fees	893,902
Shareholder servicing fees	737,029
Distribution fees-Service Class	676,565
Accounting and administration expenses	478,618
Custodian fees	173,250
Professional fees	108,048
Trustees’ fees and expenses	84,702
Pricing fees	45,241
Reports and statements to shareholders	23,795
Consulting fees	4,239
Other	55,483
13,446,786
Less:
Management fees waived	(3,205,144)
Total operating expenses	10,241,642
NET INVESTMENT INCOME	71,901,072
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	14,103,036
Foreign currencies	(1,526,960)
Futures contracts	(2,161,110)
Net realized gain	10,414,966
Net change in unrealized appreciation (depreciation) of:
Investments	(516,759,443)
Foreign currencies	(334,713)
Futures contracts	(1,022,465)
Net change in unrealized appreciation (depreciation)	(518,116,621)
NET REALIZED AND UNREALIZED LOSS	(507,701,655)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(435,800,583)
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Index Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 71,901,072	$ 74,656,549
Net realized gain	10,414,966	36,787,869
Net change in unrealized appreciation (depreciation)	(518,116,621)	204,196,282
Net increase (decrease) in net assets resulting from operations	(435,800,583)	315,640,700
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(95,666,273)	(71,061,002)
Service Class	(11,075,154)	(7,469,628)
	(106,741,427)	(78,530,630)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	218,615,085	261,342,734
Service Class	30,890,813	27,946,821
Reinvestment of dividends and distributions:
Standard Class	95,666,273	71,061,002
Service Class	11,075,154	7,469,628
	356,247,325	367,820,185
Cost of shares redeemed:
Standard Class	(547,306,878)	(481,883,186)
Service Class	(52,455,833)	(47,326,482)
	(599,762,711)	(529,209,668)
Decrease in net assets derived from capital share transactions	(243,515,386)	(161,389,483)
NET INCREASE (DECREASE) IN NET ASSETS	(786,057,396)	75,720,587
NET ASSETS:
Beginning of year	3,058,214,542	2,982,493,955
End of year	$2,272,157,146	$3,058,214,542
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Index Fund–16

LVIP SSGA International Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA International Index Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 11.218	$ 10.374	$ 9.843	$ 8.305	$ 9.906
Income (loss) from investment operations:
Net investment income[1]	0.274	0.277	0.195	0.269	0.262
Net realized and unrealized gain (loss)	(1.888)	0.861	0.568	1.518	(1.609)
Total from investment operations	(1.614)	1.138	0.763	1.787	(1.347)
Less dividends and distributions from:
Net investment income	(0.426)	(0.294)	(0.232)	(0.249)	(0.254)
Total dividends and distributions	(0.426)	(0.294)	(0.232)	(0.249)	(0.254)
Net asset value, end of period	$ 9.178	$ 11.218	$ 10.374	$ 9.843	$ 8.305
Total return[2]	(14.32%)	11.06%	7.85%	21.58%	(13.70%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,016,487	$2,734,309	$2,671,741	$2,881,403	$2,218,690
Ratio of expenses to average net assets	0.37%	0.37%	0.38%	0.38%	0.39%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.50%	0.50%	0.50%	0.50%	0.51%
Ratio of net investment income to average net assets	2.86%	2.48%	2.17%	2.90%	2.71%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.73%	2.35%	2.05%	2.78%	2.59%
Portfolio turnover	3%	3%	18%	8%	5%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Index Fund–17

LVIP SSGA International Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA International Index Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 11.220	$ 10.375	$ 9.846	$ 8.309	$ 9.908
Income (loss) from investment operations:
Net investment income[1]	0.250	0.249	0.173	0.246	0.237
Net realized and unrealized gain (loss)	(1.889)	0.861	0.565	1.515	(1.605)
Total from investment operations	(1.639)	1.110	0.738	1.761	(1.368)
Less dividends and distributions from:
Net investment income	(0.401)	(0.265)	(0.209)	(0.224)	(0.231)
Total dividends and distributions	(0.401)	(0.265)	(0.209)	(0.224)	(0.231)
Net asset value, end of period	$ 9.180	$ 11.220	$ 10.375	$ 9.846	$ 8.309
Total return[2]	(14.53%)	10.78%	7.58%	21.28%	(13.92%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 255,670	$323,905	$310,753	$303,955	$ 278,555
Ratio of expenses to average net assets	0.62%	0.62%	0.63%	0.63%	0.64%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.75%	0.75%	0.75%	0.75%	0.76%
Ratio of net investment income to average net assets	2.61%	2.23%	1.92%	2.65%	2.46%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.48%	2.10%	1.80%	2.53%	2.34%
Portfolio turnover	3%	3%	18%	8%	5%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Index Fund–18

LVIP SSGA International Index Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA International Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index of non-U.S. foreign securities.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.
 The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of
LVIP SSGA International Index Fund–19

LVIP SSGA International Index Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2022, the value and cost of foreign currency held by the LVIP SSGA International Index Fund is $2,055,353 and $2,039,806 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2022.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.40% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.097% on the first $1 billion of the Fund’s average daily net assets and 0.145% of the Fund’s average daily net assets in excess of $1 billion.   The agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.39% of the Fund’s average daily net assets for the Standard Class and 0.64% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. As of December 31, 2022, no expense reimbursements were subject to recoupment.
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$182,897
Legal	32,790
LVIP SSGA International Index Fund–20

LVIP SSGA International Index Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $1,048 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$550,162
Distribution fees payable to LFD	55,335
Shareholder servicing fees payable to Lincoln Life	57,931
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$ 76,666,589
Sales	359,430,207
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$1,655,083,497
Aggregate unrealized appreciation of investments and derivatives	$ 747,103,740
Aggregate unrealized depreciation of investments and derivatives	(141,530,996)
Net unrealized appreciation of investments and derivatives	$ 605,572,744
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP SSGA International Index Fund–21

LVIP SSGA International Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Australia	$ 176,933,110	$ —	$—	$ 176,933,110
Austria	4,294,137	—	—	4,294,137
Belgium	19,889,769	—	—	19,889,769
Chile	1,242,003	—	—	1,242,003
China	357,720	—	—	357,720
Denmark	61,962,987	—	—	61,962,987
Faeroe Islands	4,542,973	—	—	4,542,973
Finland	28,437,137	—	—	28,437,137
France	256,601,359	—	—	256,601,359
Germany	169,459,601	—	—	169,459,601
Hong Kong	67,283,921	—	—	67,283,921
Ireland	17,548,373	—	—	17,548,373
Isle Of Man	1,458,538	—	—	1,458,538
Israel	4,106,358	12,230,884	—	16,337,242
Italy	47,866,513	—	—	47,866,513
Japan	493,795,950	—	—	493,795,950
Jordan	418,732	—	—	418,732
Luxembourg	1,501,944	—	—	1,501,944
Netherlands	100,424,335	—	—	100,424,335
New Zealand	5,397,036	—	—	5,397,036
Norway	17,572,852	—	—	17,572,852
Portugal	5,098,960	—	—	5,098,960
Singapore	30,860,928	—	—	30,860,928
Spain	54,306,284	—	—	54,306,284
Sweden	71,632,618	—	—	71,632,618
Switzerland	242,497,368	—	—	242,497,368
Thailand	2,955,304	—	—	2,955,304
United Kingdom	329,306,508	—	—	329,306,508
United States	2,641,977	—	—	2,641,977
Convertible Preferred Stock	1,745,323	—	—	1,745,323
Preferred Stocks	9,196,819	—	—	9,196,819
Money Market Fund	17,276,435	—	—	17,276,435
Total Investments	$2,248,613,872	$12,230,884	$—	$2,260,844,756
Derivatives:

Liabilities:
Futures Contract	$(579,004)	$—	$—	$(579,004)
There were no Level 3 investments at the end of the year.
As a result of utilizing International fair value pricing at December 31, 2022, a portion of the portfolio was categorized as Level 2.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
LVIP SSGA International Index Fund–22

LVIP SSGA International Index Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/22	12/31/21
Ordinary income	$106,741,427	$78,530,630
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 1,540,916
Capital loss carryforward	(277,680,360)
Other temporary differences	(4)
Net unrealized appreciation	605,572,744
Distributable earnings/(accumulated loss)	$ 329,433,296
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2022, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$3,699,333	$273,981,027	$277,680,360
In 2022, the Fund utilized $3,499,580 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	23,215,516	23,306,424
Service Class	3,272,083	2,497,103
Shares reinvested:
Standard Class	10,524,881	6,522,595
Service Class	1,220,741	685,143
	38,233,221	33,011,265
Shares redeemed:
Standard Class	(57,764,433)	(43,632,428)
Service Class	(5,508,782)	(4,265,500)
	(63,273,215)	(47,897,928)
Net decrease	(25,039,994)	(14,886,663)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $100,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Fund, is subject to an up-front fee of 0.10% of the sum of commitments. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
LVIP SSGA International Index Fund–23

LVIP SSGA International Index Fund
Notes to Financial Statements (continued)
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. The Fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity and minimizing costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2022, the Fund used futures contracts to facilitate investments in portfolio securities; to reduce transaction costs and as a cash management tool.
Fair values of derivative instruments as of December 31, 2022 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(579,004)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(2,161,110)	$(1,022,465)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$46,297,966	$—
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or
LVIP SSGA International Index Fund–24

LVIP SSGA International Index Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2022, the Fund had no assets and liabilities subject to offsetting provisions.
9. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
LVIP SSGA International Index Fund–25

LVIP SSGA International Index Fund
Notes to Financial Statements (continued)
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA International Index Fund–26

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA International Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA International Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP SSGA International Index Fund–27

LVIP SSGA International Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2023. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was within range of the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
LVIP SSGA International Index Fund–28

LVIP SSGA International Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters.
Performance. The Board reviewed the LVIP SSGA International Index Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Large Blend funds category and the MSCI EAFE NR USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the return of the benchmark index for the one-, three- and five-year periods and the same as the return of the Morningstar peer group median and below the return of the benchmark index for the ten-year period. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules, which contain breakpoints, and the average fees charged by SSGA to other clients with similar investment strategies as the Fund. The Board considered the subadvisory fee rates paid to SSGA were reduced effective May 1, 2021 by the addition of breakpoints, that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA International Index Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP SSGA International Index Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP SSGA International Index Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP SSGA International Index Fund–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP SSGA International Index Fund–33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA International Index Fund–34

LVIP SSGA International Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP SSGA International Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA International Managed Volatility Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Schroder Investment Management
North America Inc.
The Fund returned (16.83%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the MSCI EAFE Index (net dividends)1, returned (14.45%).
2022 was a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates, and negative returns for most asset classes.
 There was a worldwide inflation surge from mid-2021 to 2022, driven by a rapid recovery of consumer demand amid widespread supply shortages. The effects of the Covid-19 pandemic continued to ease but still contributed to disruptions in global supply chains. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced persistent and structural increases climbing to levels not seen in four decades, with similarly high readings in most other countries. Furthermore, the abrupt Russian invasion of Ukraine exacerbated economic disruptions and supply shortages that added to inflationary pressures and market volatility.
 In order to combat high inflation, the U.S. Federal Reserve (“Fed”), along with other major central banks, had to take drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near-zero rate, the Fed hiked the Fed Funds rate by 4.25% in 2022, which was the fastest pace of rate hikes ever. Out of the five times rates hiked 75bps in the past 30 years, four took place in 2022.  Moreover, these rate hikes coincided with a reversal from quantitative easing to a period of quantitative tightening, which involved the Fed shrinking its $9 trillion balance sheet and reducing market liquidity. As a result, U.S. Treasury yields reversed their long-past-four-decade decline. The 10-year U.S. treasury yield rose sharply from 1.51% at the end of 2021 to 3.88% as of December 31, 2022. The yield spread between the 2-year and 10-year U.S. Treasury also closed the year at –55bps, marking the largest inversion seen since 1981. These dynamics resulted in U.S. fixed-income markets suffering the worst year in history. In 2022, for the first time ever, both the Bloomberg U.S. Aggregate Bond Index2 and the Bloomberg U.S. Treasury Index3 posted double digit negative returns of 13.1% (-13.1%) and 12.5% (-12.5%), respectively, which were the worst yearly returns since the inception of those indices in the 1970s. However, despite much higher yields, credit spreads were generally resilient, especially in the second half of the year on the strength of healthy corporate fundamentals.
 After rising for three consecutive years, from the beginning of 2019 to year-end 2021, the S&P 500® Index4 (total return) doubled and Nasdaq® Composite Index5 more than doubled. This remarkable bull market came to an end in 2022. While earnings growth was positive during the first three quarters of the year, financial conditions continued to tighten and equity market volatility, as indicated by the CBOE Volatility Index6, stayed elevated throughout the year. Sharply rising interest rates diminished the equity risk premium and compressed price multiples. During 2022, domestic equity markets entered the longest and one of the worst bear markets since the Global Financial Crisis of 2008. The S&P 500® Index (total return) returned (18.1%), and the Nasdaq® Composite Index returned (32.4%). Wide dispersion in performance across investment styles and geographies continued throughout 2022. Value-oriented equities, known for their more defensive characteristics, outperformed growth-oriented equities across all market capitalizations.  Within the U.S., mega cap equities suffered the worst declines, followed by more economically sensitive small cap equities.  Developed international equity markets fared slightly better, outperforming domestic equity markets.  However, emerging market equities lagged all other geographies partly fueled by a slowdown in economic activity, highlighted by China’s zero-Covid policy that persisted through much of 2022.
 The LVIP SSGA International Managed Volatility Fund is constructed of an equity sleeve consisting of 100% allocation to SSGA’s International Index strategy, as well as a risk overlay sleeve. Over the 1-year period, the equity sleeve underperformed the benchmark mainly due to fees.
Due to a difficult market environment with high equity and cross-asset volatility and repeated V-shaped markets, the risk management overlay of the Fund reduced Fund volatility meaningfully but had a negative impact on relative performance in 2022.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma Alex Zeng
Schroder Investment Management North America Inc.:	Mike Hodgson Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 1/2/14 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA International Managed Volatility Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/22, the value of the investment at net asset

LVIP SSGA International Managed Volatility Fund–1

LVIP SSGA International Managed Volatility Fund
2022 Annual Report Commentary (unaudited) (continued)
value, with any dividends and distributions reinvested, would have increased to $10,275 for the Standard Class shares and to $10,050 for the Service Class shares. For comparison, look at how the MSCI EAFE Index (net dividends) did over the same period. The same $10,000 investment would have increased to $12,858. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 16.83%
Five Years	- 0.99%
Inception (1/2/14)	+ 0.30%
Service Class Shares
One Year	- 17.04%
Five Years	- 1.24%
Inception (1/2/14)	+ 0.05%
1. The MSCI EAFE Index (net dividends) is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
2.The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities,MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3.The Bloomberg U.S. Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The US Treasury Index is a component of the US Aggregate, US Universal, Global Aggregate and Global Treasury Indices. The US Treasury Index has history back to January 1, 1973.
4.The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
5.The Nasdaq Composite Index is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces the order of magnitude of the result.
6.The CBOE Market Volatility Index (VIX) is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.
LVIP SSGA International Managed Volatility Fund–2

LVIP SSGA International Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,050.90	0.25%	$1.29
Service Class Shares	1,000.00	1,049.60	0.50%	2.58
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.25%	$1.28
Service Class Shares	1,000.00	1,022.70	0.50%	2.55

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSGA International Managed Volatility Fund–3

LVIP SSGA International Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	95.93%
Investment Company	95.93%
International Equity Fund	95.93%
Unaffiliated Investment	3.71%
Investment Company	3.71%
Money Market Fund	3.71%
Total Investments	99.64%
Receivables and Other Assets Net of Liabilities	0.36%
Total Net Assets	100.00%
LVIP SSGA International Managed Volatility Fund–4

LVIP SSGA International Managed Volatility Fund
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–95.93%
INVESTMENT COMPANY–95.93%
International Equity Fund–95.93%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	32,704,543	$ 300,162,296
Total Affiliated Investment (Cost $265,730,618)		300,162,296
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT–3.71%
INVESTMENT COMPANY–3.71%
Money Market Fund–3.71%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	11,609,708	$ 11,609,708
Total Unaffiliated Investment (Cost $11,609,708)		11,609,708

TOTAL INVESTMENTS–99.64% (Cost $277,340,326)	311,772,004
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.36%	1,122,979
NET ASSETS APPLICABLE TO 37,668,724 SHARES OUTSTANDING–100.00%	$312,894,983

✧✧ Standard Class shares.

The following futures contracts were outstanding at December 31, 2022:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
44	British Pound	$3,323,100	$3,360,641	3/13/23	$ —	$ (37,541)
41	Euro	5,511,430	5,473,962	3/13/23	37,468	—
43	Japanese Yen	4,142,512	3,991,392	3/13/23	151,121	—
					188,589	(37,541)
Equity Contracts:
1	E-mini S&P 500 Index	193,050	194,545	3/17/23	—	(1,495)
1	E-mini S&P MidCap 400 Index	244,260	243,379	3/17/23	880	—
136	Euro STOXX 50 Index	5,510,246	5,579,137	3/17/23	—	(68,891)
37	FTSE 100 Index	3,339,628	3,296,629	3/17/23	42,999	—
20	Nikkei 225 Index (OSE)	3,974,398	4,155,770	3/9/23	—	(181,372)
					43,879	(251,758)
Total Futures Contracts					$232,468	$(289,299)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Managed Volatility Fund–5

LVIP SSGA International Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2022
ASSETS:
Affiliated investments, at value	$300,162,296
Unaffiliated investments, at value	11,609,708
Cash collateral held at broker for futures contracts	1,419,578
Receivable for securities sold	315,738
Dividends and interest receivable	40,485
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	22,941
Receivable for fund shares sold	3,647
Prepaid expenses	1,385
TOTAL ASSETS	313,575,778
LIABILITIES:
Payable for fund shares redeemed	357,220
Due to manager and affiliates	132,150
Due to custodian	115,738
Payable for audit fee	27,435
Variation margin due to broker on futures contracts	26,393
Other accrued expenses payable	21,859
TOTAL LIABILITIES	680,795
TOTAL NET ASSETS	$312,894,983
Affiliated investments, at cost	$265,730,618
Unaffiliated investments, at cost	11,609,708
Standard Class:
Net Assets	$ 22,836,837
Shares Outstanding	2,751,164
Net Asset Value Per Share	$ 8.301
Service Class:
Net Assets	$290,058,146
Shares Outstanding	34,917,560
Net Asset Value Per Share	$ 8.307
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$306,917,799
Distributable earnings/(accumulated loss)	5,977,184
TOTAL NET ASSETS	$312,894,983
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Managed Volatility Fund–6

LVIP SSGA International Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends from affiliated investments	$ 13,787,458
Dividends from unaffiliated investments	216,532
14,003,990
EXPENSES:
Distribution fees-Service Class	762,518
Management fees	754,978
Shareholder servicing fees	95,193
Accounting and administration expenses	90,078
Professional fees	37,950
Trustees’ fees and expenses	10,848
Reports and statements to shareholders	10,693
Custodian fees	8,373
Consulting fees	3,527
Pricing fees	2,547
Other	12,112
1,788,817
Less:
Management fees waived	(16,413)
Expenses reimbursed	(205,670)
Total operating expenses	1,566,734
NET INVESTMENT INCOME	12,437,256
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	259,996
Sale of unaffiliated investments	4,966
Foreign currencies	(34,078)
Futures contracts	(11,331,951)
Net realized loss	(11,101,067)
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(66,386,063)
Foreign currencies	1,649
Futures contracts	(579,113)
Net change in unrealized appreciation (depreciation)	(66,963,527)
NET REALIZED AND UNREALIZED LOSS	(78,064,594)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(65,627,338)
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 12,437,256	$ 7,645,623
Net realized gain (loss)	(11,101,067)	11,213,856
Net change in unrealized appreciation (depreciation)	(66,963,527)	20,557,147
Net increase (decrease) in net assets resulting from operations	(65,627,338)	39,416,626
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(986,292)	(604,603)
Service Class	(11,781,039)	(7,242,580)
	(12,767,331)	(7,847,183)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	1,871,994	2,122,260
Service Class	20,170,644	10,623,348
Reinvestment of dividends and distributions:
Standard Class	986,292	604,603
Service Class	11,781,039	7,242,580
	34,809,969	20,592,791
Cost of shares redeemed:
Standard Class	(1,717,572)	(1,472,318)
Service Class	(34,199,780)	(49,314,422)
	(35,917,352)	(50,786,740)
Decrease in net assets derived from capital share transactions	(1,107,383)	(30,193,949)
NET INCREASE (DECREASE) IN NET ASSETS	(79,502,052)	1,375,494
NET ASSETS:
Beginning of year	392,397,035	391,021,541
End of year	$312,894,983	$392,397,035
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Managed Volatility Fund–7

LVIP SSGA International Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA International Managed Volatility Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20 [1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.434	$ 9.634	$ 9.905	$ 8.555	$ 9.996
Income (loss) from investment operations:
Net investment income[2]	0.353	0.226	0.180	0.210	0.230
Net realized and unrealized gain (loss)	(2.114)	0.811	(0.276)	1.396	(1.450)
Total from investment operations	(1.761)	1.037	(0.096)	1.606	(1.220)
Less dividends and distributions from:
Net investment income	(0.372)	(0.237)	(0.175)	(0.232)	(0.221)
Net realized gain	—	—	—	(0.024)	—
Total dividends and distributions	(0.372)	(0.237)	(0.175)	(0.256)	(0.221)
Net asset value, end of period	$ 8.301	$ 10.434	$ 9.634	$ 9.905	$ 8.555
Total return[3]	(16.83%)	10.76%	(0.97%)	18.79%	(12.20%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 22,837	$ 27,222	$ 23,989	$ 22,371	$ 18,999
Ratio of expenses to average net assets[4]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.32%	0.31%	0.32%	0.49%	0.83%
Ratio of net investment income to average net assets	4.02%	2.17%	2.07%	2.25%	2.36%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.95%	2.11%	2.00%	2.01%	1.78%
Portfolio turnover	8%	4%	10%	4%	6%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Managed Volatility Fund–8

LVIP SSGA International Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA International Managed Volatility Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20 [1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.440	$ 9.639	$ 9.912	$ 8.562	$ 10.001
Income (loss) from investment operations:
Net investment income[2]	0.331	0.200	0.158	0.186	0.205
Net realized and unrealized gain (loss)	(2.114)	0.812	(0.279)	1.395	(1.447)
Total from investment operations	(1.783)	1.012	(0.121)	1.581	(1.242)
Less dividends and distributions from:
Net investment income	(0.350)	(0.211)	(0.152)	(0.207)	(0.197)
Net realized gain	—	—	—	(0.024)	—
Total dividends and distributions	(0.350)	(0.211)	(0.152)	(0.231)	(0.197)
Net asset value, end of period	$ 8.307	$ 10.440	$ 9.639	$ 9.912	$ 8.562
Total return[3]	(17.04%)	10.49%	(1.22%)	18.49%	(12.42%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 290,058	$365,175	$367,033	$375,406	$ 356,584
Ratio of expenses to average net assets[4]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.57%	0.56%	0.57%	0.74%	1.08%
Ratio of net investment income to average net assets	3.77%	1.92%	1.82%	2.00%	2.11%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.70%	1.86%	1.75%	1.76%	1.53%
Portfolio turnover	8%	4%	10%	4%	6%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA International Managed Volatility Fund–9

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA International Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, primarily the LVIP SSGA International Index Fund (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The LVIP SSGA International Index Fund, which is subadvised by an unaffiliated sub-adviser, invests primarily in the securities of companies located in developed countries outside of the United States. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation – The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP SSGA International Managed Volatility Fund–10

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.23% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.245% of the Fund’s average daily net assets for the Standard Class and 0.495% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2022, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2023	2024	2025	Total
LIAC	$ 240,700	$ 196,873	$ 205,670	$ 643,243
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$23,555
Legal	4,187
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $5,685 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP SSGA International Managed Volatility Fund–11

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2022, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$22,941
Management fees payable to LIAC	61,202
Distribution fees payable to LFD	63,060
Shareholder servicing fees payable to Lincoln Life	7,888
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2022, were as follows:
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-95.93%@
International Equity Fund-95.93%@
✧✧LVIP SSGA International Index Fund	$373,061,784	$26,410,345	$33,183,766	$259,996	$(66,386,063)	$300,162,296	32,704,543	$13,787,458	$—

@ As a percentage of Net Assets as of December 31, 2022.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$26,410,345
Sales	33,183,766
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$280,857,944
Aggregate unrealized appreciation of investments and derivatives	$ 31,112,680
Aggregate unrealized depreciation of investments and derivatives	(376,606)
Net unrealized appreciation of investments and derivatives	$ 30,736,074
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
LVIP SSGA International Managed Volatility Fund–12

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$300,162,296	$—	$—	$300,162,296
Unaffiliated Investment Company	11,609,708	—	—	11,609,708
Total Investments	$311,772,004	$—	$—	$311,772,004
Derivatives:
Assets:
Futures Contracts	$ 232,468	$—	$—	$ 232,468
Liabilities:
Futures Contracts	$ (289,299)	$—	$—	$ (289,299)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$12,767,331	$7,847,183
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 28,443
Capital loss carryforward	(24,787,333)
Net unrealized appreciation	30,736,074
Distributable earnings/(accumulated loss)	$ 5,977,184
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2022, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$20,852,639	$3,934,694	$24,787,333
LVIP SSGA International Managed Volatility Fund–13

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	216,677	204,141
Service Class	2,379,298	1,022,434
Shares reinvested:
Standard Class	120,164	57,755
Service Class	1,434,436	691,330
	4,150,575	1,975,660
Shares redeemed:
Standard Class	(194,526)	(143,075)
Service Class	(3,873,473)	(4,812,905)
	(4,067,999)	(4,955,980)
Net increase (decrease)	82,576	(2,980,320)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $100,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Fund, is subject to an up-front fee of 0.10% of the sum of commitments. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2022, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
LVIP SSGA International Managed Volatility Fund–14

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2022 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$ 43,879	Variation margin due to broker on futures contracts	$(251,758)
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	188,589	Variation margin due to broker on futures contracts	(37,541)
Total		$232,468		$(289,299)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(13,641,678)	$(629,342)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	2,309,727	50,229
Total		$(11,331,951)	$(579,113)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$7,677,412	$34,719,515
9. Risk Factors
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was
LVIP SSGA International Managed Volatility Fund–15

LVIP SSGA International Managed Volatility Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA International Managed Volatility Fund–16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA International Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP SSGA International Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP SSGA International Managed Volatility Fund–17

LVIP SSGA International Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Schroders Investment Management North America Inc. (“SIMNA”) (collectively, with the investment management agreement “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), SIMNA and Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, SIMNA, Morningstar and Broadridge provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SIMNA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Underlying Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of the Fund and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board considered complex-wide information provided by Broadridge, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information by Broadridge. The Board also considered an impact analysis provided by LIAC of the overlay/cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP SSGA International Managed Volatility Fund–18

LVIP SSGA International Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Fund’s Managed Volatility Sleeve to SIMNA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LIAC management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s performance.
The Board reviewed performance of the LVIP SSGA International Managed Volatility Fund. In its review, the Board considered the total return and standard deviation data provided by each of Broadridge comparing the performance of the Fund and Morningstar comparing the Underlying Sleeve of the Fund to a peer group of funds in the Morningstar Foreign Large Blend funds category and MSCI EAFE NR USD Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Foreign Large Blend funds category and the benchmark index. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented a partial advisory fee waiver and expense limitation for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Managed Volatility Sleeve - Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA has an affiliated investment adviser, SIMNA Ltd., as sub-subadviser in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LIAC management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LIAC compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits they would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA International Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP SSGA International Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP SSGA International Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP SSGA International Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP SSGA International Managed Volatility Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA International Managed Volatility Fund–24

LVIP SSGA Large Cap Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP SSGA Large Cap Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Large Cap Managed Volatility Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Schroder Investment Management
North America Inc.
The Fund returned (16.78%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the S&P 500® Index1, returned (18.11%).
2022 was a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates, and negative returns for most asset classes.
There was a worldwide inflation surge from mid-2021 to 2022, driven by a rapid recovery of consumer demand amid widespread supply shortages. The effects of the Covid-19 pandemic continued to ease but still contributed to disruptions in global supply chains. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced persistent and structural increases climbing to levels not seen in four decades, with similarly high readings in most other countries. Furthermore, the abrupt Russian invasion of Ukraine exacerbated economic disruptions and supply shortages that added to inflationary pressures and market volatility.
In order to combat high inflation, the U.S. Federal Reserve (“Fed”), along with other major central banks, had to take drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near-zero rate, the Fed hiked the Fed Funds rate by 4.25% in 2022, which was the fastest pace of rate hikes ever. Out of the five times rates hiked 75bps in the past 30 years, four took place in 2022.  Moreover, these rate hikes coincided with a reversal from quantitative easing to a period of quantitative tightening, which involved the Fed shrinking its $9 trillion balance sheet and reducing market liquidity. As a result, U.S. Treasury yields reversed their long-past-four-decade decline. The 10-year U.S. treasury yield rose sharply from 1.51% at the end of 2021 to 3.88% as of December 31, 2022. The yield spread between the 2-year and 10-year U.S. Treasury also closed the year at –55bps, marking the largest inversion seen since 1981. These dynamics resulted in U.S. fixed-income markets suffering the worst year in history. In 2022, for the first time ever, both the Bloomberg U.S. Aggregate Bond Index2 and the Bloomberg U.S. Treasury Index3 posted double digit negative returns of 13.1% (-13.1%) and 12.5% (-12.5%), respectively, which were the worst yearly returns since the inception of those indices in the 1970s. However, despite much higher yields, credit spreads were generally resilient, especially in the second half of the year on the strength of healthy corporate fundamentals.
After rising for three consecutive years, from the beginning of 2019 to year-end 2021, the S&P 500® Index (total return) doubled and Nasdaq® Composite Index4 more than doubled. This remarkable bull market came to an end in 2022. While earnings growth was positive during the first three quarters of the year, financial conditions continued to tighten and equity market volatility, as indicated by the CBOE Volatility Index5, stayed elevated throughout the year. Sharply rising interest rates diminished the equity risk premium and compressed price multiples. During 2022, domestic equity markets entered the longest and one of the worst bear markets since the Global Financial Crisis of 2008. The S&P 500® Index (total return) returned
(18.1%), and the Nasdaq® Composite Index returned (32.4%). Wide dispersion in performance across investment styles and geographies continued throughout 2022. Value-oriented equities, known for their more defensive characteristics, outperformed growth-oriented equities across all market capitalizations.  Within the U.S., mega cap equities suffered the worst declines, followed by more economically sensitive small cap equities.  Developed international equity markets fared slightly better, outperforming domestic equity markets.  However, emerging market equities lagged all other geographies partly fueled by a slowdown in economic activity, highlighted by China’s zero-Covid policy that persisted through much of 2022.
This Fund utilizes a volatility management overlay and consists of an allocation to a domestic large cap equity index fund. The Fund is expected to closely track the benchmark, but may not track the index exactly due to expenses, cash, transaction costs and other unique factors.  During calendar year 2022, the Fund index allocation track the prospectus benchmark closely.
Despite a difficult market environment with high equity and cross-asset volatility and repeated V-shaped markets, the risk management overlay of the Fund not only reduced Fund volatility meaningfully, but also had a positive impact on relative performance in 2022.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Michael Hoppe
Alex Zeng
Schroder Investment Management
North America Inc.:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSGA Large Cap Managed Volatility Fund–1

LVIP SSGA Large Cap Managed Volatility Fund
2022 Annual Report Commentary (unaudited) (continued)
LVIP SSGA Large Cap Managed Volatility Fund
Growth of $10,000 invested 5/1/13 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Large Cap Managed Volatility Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $21,403 for the Standard Class shares and to $20,890 for the Service Class shares. For comparison, look at how the S&P 500® Index did from 5/1/13 through 12/31/22. The same $10,000 investment would have increased to $28,966. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 16.78%
Five Years	+ 7.36%
Inception (5/1/13)	+ 8.19%
Service Class Shares
One Year	- 17.00%
Five Years	+ 7.08%
Inception (5/1/13)	+ 7.91%
1. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3. The Bloomberg US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The US Treasury Index is a component of the US Aggregate, US Universal, Global Aggregate and Global Treasury Indices. The US Treasury Index has history back to January 1, 1973.
4. The Nasdaq® Composite Index is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq® Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces the order of magnitude of the result.
5. The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.

LVIP SSGA Large Cap Managed Volatility Fund–2

LVIP SSGA Large Cap Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,010.60	0.25%	$1.27
Service Class Shares	1,000.00	1,009.30	0.50%	2.53
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.25%	$1.28
Service Class Shares	1,000.00	1,022.60	0.50%	2.55

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSGA Large Cap Managed Volatility Fund–3

LVIP SSGA Large Cap Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	91.96%
Investment Company	91.96%
Equity Fund	91.96%
Unaffiliated Investment	7.21%
Investment Company	7.21%
Money Market Fund	7.21%
Total Investments	99.17%
Receivables and Other Assets Net of Liabilities	0.83%
Total Net Assets	100.00%
LVIP SSGA Large Cap Managed Volatility Fund–4

LVIP SSGA Large Cap Managed Volatility Fund
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–91.96%
INVESTMENT COMPANY–91.96%
Equity Fund–91.96%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA S&P 500 Index Fund	32,496,135	$ 710,008,042
Total Affiliated Investment (Cost $528,900,422)		710,008,042
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT–7.21%
INVESTMENT COMPANY–7.21%
Money Market Fund–7.21%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	55,711,471	$ 55,711,471
Total Unaffiliated Investment (Cost $55,711,471)		55,711,471

TOTAL INVESTMENTS–99.17% (Cost $584,611,893)	765,719,513
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.83%	6,381,457
NET ASSETS APPLICABLE TO 52,897,113 SHARES OUTSTANDING–100.00%	$772,100,970

✧✧ Standard Class shares.

The following futures contracts were outstanding at December 31, 2022:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
(499)	E-mini S&P 500 Index	$(96,331,950)	$(96,711,447)	3/17/23	$379,497	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Large Cap Managed Volatility Fund–5

LVIP SSGA Large Cap Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2022
ASSETS:
Affiliated investments, at value	$710,008,042
Unaffiliated investments, at value	55,711,471
Cash collateral held at broker for futures contracts	5,818,340
Variation margin due from broker on futures contracts	706,263
Receivable for fund shares sold	294,684
Dividends and interest receivable	183,670
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	30,352
Prepaid expenses	3,600
TOTAL ASSETS	772,756,422
LIABILITIES:
Due to manager and affiliates	335,200
Payable for securities purchased	261,824
Other accrued expenses payable	46,869
Payable for fund shares redeemed	11,559
TOTAL LIABILITIES	655,452
TOTAL NET ASSETS	$772,100,970
Affiliated investments, at cost	$528,900,422
Unaffiliated investments, at cost	55,711,471
Standard Class:
Net Assets	$ 21,122
Shares Outstanding	1,444
Net Asset Value Per Share	$ 14.628
Service Class:
Net Assets	$772,079,848
Shares Outstanding	52,895,669
Net Asset Value Per Share	$ 14.596
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$661,182,641
Distributable earnings/(accumulated loss)	110,918,329
TOTAL NET ASSETS	$772,100,970
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Large Cap Managed Volatility Fund–6

LVIP SSGA Large Cap Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends from affiliated investments	$ 10,459,125
Dividends from unaffiliated investments	1,003,117
11,462,242
EXPENSES:
Distribution fees-Service Class	2,062,247
Management fees	1,897,318
Shareholder servicing fees	239,227
Accounting and administration expenses	132,263
Professional fees	45,298
Trustees’ fees and expenses	27,424
Reports and statements to shareholders	16,299
Custodian fees	7,324
Consulting fees	3,915
Pricing fees	213
Other	22,335
4,453,863
Less:
Management fees waived	(41,246)
Expenses reimbursed	(329,314)
Total operating expenses	4,083,303
NET INVESTMENT INCOME	7,378,939
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Sale of affiliated investments	11,173,996
Distributions from affiliated investment companies	67,509,590
Futures contracts	6,125,684
Net realized gain	84,809,270
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(253,180,538)
Futures contracts	(385,991)
Net change in unrealized appreciation (depreciation)	(253,566,529)
NET REALIZED AND UNREALIZED LOSS	(168,757,259)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(161,378,320)
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Large Cap Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 7,378,939	$ 6,343,863
Net realized gain	84,809,270	44,114,199
Net change in unrealized appreciation (depreciation)	(253,566,529)	171,744,425
Net increase (decrease) in net assets resulting from operations	(161,378,320)	222,202,487
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(1,334)	(2,512)
Service Class	(47,151,612)	(95,909,423)
	(47,152,946)	(95,911,935)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class	48,326,996	38,234,721
Reinvestment of dividends and distributions:
Standard Class	1,334	2,512
Service Class	47,151,612	95,909,423
	95,479,942	134,146,656
Cost of shares redeemed:
Service Class	(77,027,790)	(134,468,484)
	(77,027,790)	(134,468,484)
Increase (decrease) in net assets derived from capital share transactions	18,452,152	(321,828)
NET INCREASE (DECREASE) IN NET ASSETS	(190,079,114)	125,968,724
NET ASSETS:
Beginning of year	962,180,084	836,211,360
End of year	$ 772,100,970	$ 962,180,084
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Large Cap Managed Volatility Fund–7

LVIP SSGA Large Cap Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Large Cap Managed Volatility Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20 [1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 18.757	$ 16.325	$ 14.814	$ 12.851	$ 13.798
Income (loss) from investment operations:
Net investment income[2]	0.187	0.173	0.192	0.219	0.260
Net realized and unrealized gain (loss)	(3.343)	4.298	2.082	2.465	(0.895)
Total from investment operations	(3.156)	4.471	2.274	2.684	(0.635)
Less dividends and distributions from:
Net investment income	(0.216)	(0.254)	(0.288)	(0.210)	(0.230)
Net realized gain	(0.757)	(1.785)	(0.475)	(0.511)	(0.082)
Total dividends and distributions	(0.973)	(2.039)	(0.763)	(0.721)	(0.312)
Net asset value, end of period	$ 14.628	$ 18.757	$ 16.325	$ 14.814	$ 12.851
Total return[3]	(16.78%)	28.09%	15.78%	21.19%	(4.66%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 21	$ 25	$ 20	$ 17	$ 14
Ratio of expenses to average net assets[4]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.30%	0.29%	0.29%	0.43%	0.76%
Ratio of net investment income to average net assets	1.13%	0.94%	1.29%	1.57%	1.85%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.08%	0.90%	1.25%	1.39%	1.34%
Portfolio turnover	9%	4%	10%	8%	4%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Large Cap Managed Volatility Fund–8

LVIP SSGA Large Cap Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Large Cap Managed Volatility Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20 [1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 18.718	$ 16.299	$ 14.796	$ 12.844	$ 13.792
Income (loss) from investment operations:
Net investment income[2]	0.144	0.126	0.153	0.184	0.224
Net realized and unrealized gain (loss)	(3.333)	4.287	2.076	2.456	(0.890)
Total from investment operations	(3.189)	4.413	2.229	2.640	(0.666)
Less dividends and distributions from:
Net investment income	(0.176)	(0.209)	(0.251)	(0.177)	(0.200)
Net realized gain	(0.757)	(1.785)	(0.475)	(0.511)	(0.082)
Total dividends and distributions	(0.933)	(1.994)	(0.726)	(0.688)	(0.282)
Net asset value, end of period	$ 14.596	$ 18.718	$ 16.299	$ 14.796	$ 12.844
Total return[3]	(17.00%)	27.77%	15.49%	20.86%	(4.88%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 772,080	$962,155	$836,192	$745,519	$534,125
Ratio of expenses to average net assets[4]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.55%	0.54%	0.54%	0.68%	1.01%
Ratio of net investment income to average net assets	0.88%	0.69%	1.04%	1.32%	1.60%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.83%	0.65%	1.00%	1.14%	1.09%
Portfolio turnover	9%	4%	10%	8%	4%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Large Cap Managed Volatility Fund–9

LVIP SSGA Large Cap Managed Volatility Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Large Cap Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the LVIP SSGA S&P 500 Index Fund (collectively, “the Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The LVIP SSGA S&P 500 Index Fund, which is sub-advised by an unaffiliated sub-adviser, invests primarily in stocks that make up the S&P 500 Index and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation – The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.23% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the Fund's average
LVIP SSGA Large Cap Managed Volatility Fund–10

LVIP SSGA Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
daily net assets.   This agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
 The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.245% of the Fund’s average daily net assets for the Standard Class and 0.495% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2022, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2023	2024	2025	Total
LIAC	$ 317,361	$ 310,996	$ 329,314	$ 957,671
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$59,116
Legal	10,572
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $7,203 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2022, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 30,352
Management fees payable to LIAC	149,645
Distribution fees payable to LFD	166,267
Shareholder servicing fees payable to Lincoln Life	19,288
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP SSGA Large Cap Managed Volatility Fund–11

LVIP SSGA Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2022, were as follows:
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-91.96%@
Equity Fund-91.96%@
✧✧LVIP SSGA S&P 500 Index Fund	$916,617,019	$104,678,558	$69,280,993	$11,173,996	$(253,180,538)	$710,008,042	32,496,135	$10,459,125	$67,509,590

@ As a percentage of Net Assets as of December 31, 2022.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$104,678,558
Sales	68,473,586
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$588,789,118
Aggregate unrealized appreciation of investments and derivatives	$177,464,669
Aggregate unrealized depreciation of investments and derivatives	(534,276)
Net unrealized appreciation of investments and derivatives	$176,930,393
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP SSGA Large Cap Managed Volatility Fund–12

LVIP SSGA Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$710,008,042	$—	$—	$710,008,042
Unaffiliated Investment Company	55,711,471	—	—	55,711,471
Total Investments	$765,719,513	$—	$—	$765,719,513
Derivatives:
Assets:
Futures Contract	$ 379,497	$—	$—	$ 379,497
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$29,485,430	$48,910,568
Long-term capital gains	17,667,516	47,001,367
Total	$47,152,946	$95,911,935
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 23,045,813
Undistributed long-term capital gains	92,468,088
Other temporary differences	(181,525,965)
Net unrealized appreciation	176,930,393
Distributable earnings/(accumulated loss)	$ 110,918,329
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
At December 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	—	—
Service Class	2,989,750	2,140,160
Shares reinvested:
Standard Class	91	139
Service Class	3,217,486	5,345,009
	6,207,327	7,485,308
Shares redeemed:
Standard Class	—	—
Service Class	(4,715,141)	(7,386,135)
	(4,715,141)	(7,386,135)
Net increase	1,492,186	99,173
LVIP SSGA Large Cap Managed Volatility Fund–13

LVIP SSGA Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $100,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Fund, is subject to an up-front fee of 0.10% of the sum of commitments. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2022, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.
Fair values of derivative instruments as of December 31, 2022 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due from broker on futures contracts	$379,497	Variation margin due from broker on futures contracts	$—

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$6,125,684	$(385,991)
LVIP SSGA Large Cap Managed Volatility Fund–14

LVIP SSGA Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$10,013,359	$137,725,652
9. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Large Cap Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Large Cap Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP SSGA Large Cap Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP SSGA Large Cap Managed Volatility Fund–16

LVIP SSGA Large Cap Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Schroders Investment Management North America Inc. (“SIMNA”) (collectively, with the investment management agreement “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), SIMNA and Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, SIMNA, Morningstar and Broadridge provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SIMNA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Underlying Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of the Fund and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board considered complex-wide information provided by Broadridge, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information by Broadridge. The Board also considered an impact analysis provided by LIAC of the overlay/cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP SSGA Large Cap Managed Volatility Fund–17

LVIP SSGA Large Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Fund’s Managed Volatility Sleeve to SIMNA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LIAC management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s performance.
The Board reviewed performance of the LVIP SSGA Large Cap Managed Volatility Fund. In its review, the Board considered the total return and standard deviation data provided by each of Broadridge comparing the performance of the Fund and Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar Large Blend funds category and the S&P 500 Total Return USD Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Large Blend funds category and the benchmark index. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented a partial advisory fee waiver and expense limitation for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Managed Volatility Sleeve - Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA has an affiliated investment adviser, SIMNA Ltd., as sub-subadviser in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LIAC management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LIAC compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits they would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA Large Cap Managed Volatility Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP SSGA Large Cap Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP SSGA Large Cap Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP SSGA Large Cap Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP SSGA Large Cap Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Large Cap Managed Volatility Fund–23

LVIP SSGA Mid-Cap Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP SSGA Mid-Cap Index Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Mid-Cap Index Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned (13.40%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the S&P MidCap 400® Index1, returned (13.06%).
The global economy decelerated in 2022, with the S&P 400® index sliding down in the first three quarters of 2022 and rebounding in the fourth quarter.
In the first quarter in the US, concerns over the Russia-Ukraine War and tighter monetary policy negatively affected the S&P 400® Index. The US consumer sentiment was hit due to higher prices, as inflation rose to 7.9%, reaching a 40-year high. The Federal Reserve (the “Fed”) announced its first rate hike since 2018, raising the target rate by 0.25%, and clarified that further increases would be appropriate. On the positive side, the US labor market remained robust, with the February jobs report coming in much better than expected and wage growth increasing by 5.1% YoY. Total nonfarm payrolls surpassed consensus forecasts, and the unemployment rate dropped to 3.8%, despite the labour force participation rate moving up to 62.3%. Earnings growth for US companies stood at 30% YoY, beating expectations.
Consumer sentiment dropped sharply despite lower levels of unemployment and stronger wage growth over the quarter. The Fed indicated its commitment toward bringing inflation under control by raising interest rates further. However, as an aftereffect, unemployment rates were also likely to rise, which was an area of concern for market participants. Signs of higher interest rates weighing on economic activity could be observed from 40% higher house prices compared with the start of 2020. Economic data also confirmed a decline in the number of home sales.
US equities fell sharply for a third straight quarter in the third quarter. The brief market rebound that began in June fizzled in the back half of August as central bank hawkishness driven by stubbornly high inflation frightened investors. The central bank has been looking to bring down inflation, which is running near its highest levels since the early 1980s. The Fed repeatedly stated that it is committed to slowing the economy to bring inflation down to its 2% target. Hotter August core Consumer Price Index (CPI) data underpinned the Fed’s hawkishness and further support came from a tight labor market.
Riding on the gains of October and November, US equities were mostly higher in the fourth quarter. This was seen as a respite after the negative returns seen during the past three quarters. There were some drawdowns seen in US equities during December. The Fed raised the short-term borrowing rate by 75 bps during November. However, after four consecutive rate hikes of 75 bps during the year, the central bank raised the borrowing rate by 50 bps to a range of 4.25% to 4.50%. The Fed's rate hike policy reflected the cooling year-on-year US CPI during October and November, after the record high achieved in June 2022. During the quarter, there were also signs of downward pressure on housing rent as well as nominal wage growth.
The Fund used futures in order to gain market exposure for the cash position. The Fund’s use of futures detracted from Fund performance relative to the benchmark.
On an individual security level, the top positive contributors to the Fund’s performance were Fair Isaac Corporation, First Solar, Inc.2, and Steel Dynamics, Inc2. The top negative contributors to the Fund’s performance were Trex Company, Inc., Synaptics Incorporated, and Medical Properties Trust, Inc.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Karl Schneider
Ted Janowsky
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSGA Mid-Cap Index Fund–1

LVIP SSGA Mid-Cap Index Fund
2022 Annual Report Commentary (unaudited) (continued)
LVIP SSGA Mid-Cap Index Fund
Growth of $10,000 invested 9/2/14 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Mid-Cap Index Fund shares on 9/2/14 (commencement of operations). As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,728 for the Standard Class shares and to $18,344 for the Service Class shares. For comparison, look at how the S&P MidCap 400® Index did over the same period. The same $10,000 investment would have increased to $19,281. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 13.40%
Five Years	+ 6.33%
Inception (9/2/14)	+ 7.81%
Service Class Shares
One Year	- 13.61%
Five Years	+ 6.07%
Inception (9/2/14)	+ 7.55%
1. The S&P MidCap 400®Index is a broad based measurement of changes in stock market conditions based on average performance of 400 widely held U.S. common stocks.
2. Securities were not held in the Fund as of 12/31/2022.
LVIP SSGA Mid-Cap Index Fund–2

LVIP SSGA Mid-Cap Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,078.60	0.35%	$1.83
Service Class Shares	1,000.00	1,077.30	0.60%	3.14
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.40	0.35%	$1.79
Service Class Shares	1,000.00	1,022.20	0.60%	3.06

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSGA Mid-Cap Index Fund–3

LVIP SSGA Mid-Cap Index Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.39%
Aerospace & Defense	1.50%
Air Freight & Logistics	0.25%
Airlines	0.10%
Auto Components	1.42%
Automobiles	0.46%
Banks	7.14%
Beverages	0.47%
Biotechnology	2.00%
Building Products	2.57%
Capital Markets	2.03%
Chemicals	2.66%
Commercial Services & Supplies	1.51%
Communications Equipment	0.84%
Construction & Engineering	2.17%
Construction Materials	0.24%
Consumer Finance	0.44%
Containers & Packaging	0.93%
Diversified Consumer Services	1.06%
Diversified Financial Services	0.29%
Diversified Telecommunication Services	0.59%
Electric Utilities	1.46%
Electrical Equipment	2.09%
Electronic Equipment, Instruments & Components	3.07%
Energy Equipment & Services	0.68%
Entertainment	0.14%
Equity Real Estate Investment Trusts	7.72%
Food & Staples Retailing	1.57%
Food Products	1.54%
Gas Utilities	1.45%
Health Care Equipment & Supplies	3.53%
Health Care Providers & Services	2.43%
Hotels, Restaurants & Leisure	2.80%
Household Durables	1.40%
Household Products	0.11%
Independent Power and Renewable Electricity Producers	0.20%
Insurance	4.00%
Interactive Media & Services	0.09%
IT Services	2.07%
Leisure Products	1.13%
Life Sciences Tools & Services	1.45%
Machinery	4.67%
Marine	0.19%
Media	1.06%
Metals & Mining	2.47%
Security Type/Sector	Percentage of Net Assets
Mortgage Real Estate Investment Trusts (REITs)	0.48%
Multiline Retail	0.63%
Multi-Utilities	0.39%
Oil, Gas & Consumable Fuels	3.20%
Paper & Forest Products	0.21%
Personal Products	0.32%
Pharmaceuticals	0.71%
Professional Services	1.85%
Real Estate Management & Development	0.37%
Road & Rail	1.76%
Semiconductors & Semiconductor Equipment	2.55%
Software	3.39%
Specialty Retail	2.78%
Technology Hardware, Storage & Peripherals	0.26%
Textiles, Apparel & Luxury Goods	2.26%
Thrifts & Mortgage Finance	0.67%
Trading Companies & Distributors	1.02%
Water Utilities	0.55%
Money Market Fund	0.47%
Total Investments	99.86%
Receivables and Other Assets Net of Liabilities	0.14%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Fair Isaac Corp.	0.72%
First Horizon Corp.	0.64%
United Therapeutics Corp.	0.61%
Hubbell, Inc.	0.61%
RPM International, Inc.	0.61%
Carlisle Cos., Inc.	0.59%
Reliance Steel & Aluminum Co.	0.58%
AECOM	0.57%
Toro Co.	0.57%
Neurocrine Biosciences, Inc.	0.56%
Total	6.06%

IT–Information Technology

LVIP SSGA Mid-Cap Index Fund–4

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.39%
Aerospace & Defense–1.50%
†Axon Enterprise, Inc.	27,766	$ 4,607,212
Curtiss-Wright Corp.	15,733	2,627,254
Hexcel Corp.	34,568	2,034,327
†Mercury Systems, Inc.	23,813	1,065,394
Woodward, Inc.	24,709	2,387,136
		12,721,323
Air Freight & Logistics–0.25%
†GXO Logistics, Inc.	48,724	2,080,028
		2,080,028
Airlines–0.10%
†JetBlue Airways Corp.	133,014	861,931
		861,931
Auto Components–1.42%
†Adient PLC	38,939	1,350,794
Dana, Inc.	52,398	792,782
†Fox Factory Holding Corp.	17,359	1,583,662
Gentex Corp.	96,341	2,627,219
†Goodyear Tire & Rubber Co.	116,169	1,179,115
Lear Corp.	24,274	3,010,461
†Visteon Corp.	11,558	1,512,133
		12,056,166
Automobiles–0.46%
Harley-Davidson, Inc.	54,633	2,272,733
Thor Industries, Inc.	22,047	1,664,328
		3,937,061
Banks–7.14%
Associated Banc-Corp.	61,751	1,425,831
Bank of Hawaii Corp.	16,433	1,274,543
Bank OZK	45,462	1,821,208
Cadence Bank	74,929	1,847,749
Cathay General Bancorp	30,561	1,246,583
Commerce Bancshares, Inc.	46,836	3,188,126
Cullen/Frost Bankers, Inc.	26,407	3,530,616
East West Bancorp, Inc.	57,886	3,814,687
First Financial Bankshares, Inc.	53,310	1,833,864
First Horizon Corp.	220,382	5,399,359
FNB Corp.	144,065	1,880,048
Fulton Financial Corp.	68,789	1,157,719
Glacier Bancorp, Inc.	45,491	2,248,165
Hancock Whitney Corp.	35,194	1,703,038
Home BancShares, Inc.	77,906	1,775,478
International Bancshares Corp.	21,683	992,214
Old National Bancorp	120,288	2,162,778
PacWest Bancorp	48,383	1,110,390
Pinnacle Financial Partners, Inc.	31,400	2,304,760
Prosperity Bancshares, Inc.	37,500	2,725,500
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Synovus Financial Corp.	59,739	$ 2,243,199
†Texas Capital Bancshares, Inc.	20,493	1,235,933
UMB Financial Corp.	17,857	1,491,417
Umpqua Holdings Corp.	89,142	1,591,185
United Bankshares, Inc.	55,304	2,239,259
Valley National Bancorp	172,605	1,952,163
Washington Federal, Inc.	26,831	900,180
Webster Financial Corp.	71,464	3,383,106
Wintrust Financial Corp.	24,956	2,109,281
		60,588,379
Beverages–0.47%
†Boston Beer Co., Inc. Class A	3,881	1,278,867
†Celsius Holdings, Inc.	16,592	1,726,232
Coca-Cola Consolidated, Inc.	1,890	968,360
		3,973,459
Biotechnology–2.00%
†Arrowhead Pharmaceuticals, Inc.	43,471	1,763,184
†Exelixis, Inc.	132,474	2,124,883
†Halozyme Therapeutics, Inc.	55,531	3,159,714
†Neurocrine Biosciences, Inc.	39,482	4,715,730
†United Therapeutics Corp.	18,718	5,205,288
		16,968,799
Building Products–2.57%
†Builders FirstSource, Inc.	60,444	3,921,607
Carlisle Cos., Inc.	21,239	5,004,970
Fortune Brands Home & Security, Inc.	52,668	3,007,869
Lennox International, Inc.	13,245	3,168,601
Owens Corning	38,382	3,273,985
Simpson Manufacturing Co., Inc.	17,495	1,551,107
†Trex Co., Inc.	45,069	1,907,771
		21,835,910
Capital Markets–2.03%
Affiliated Managers Group, Inc.	15,470	2,450,912
Evercore, Inc. Class A	14,698	1,603,258
Federated Hermes, Inc.	34,719	1,260,647
Interactive Brokers Group, Inc. Class A	42,249	3,056,715
Janus Henderson Group PLC	54,428	1,280,147
Jefferies Financial Group, Inc.	75,236	2,579,090
SEI Investments Co.	42,083	2,453,439
Stifel Financial Corp.	43,649	2,547,792
		17,232,000
LVIP SSGA Mid-Cap Index Fund–5

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Chemicals–2.66%
Ashland, Inc.	20,456	$ 2,199,634
Avient Corp.	35,109	1,185,280
Cabot Corp.	23,101	1,544,071
Chemours Co.	61,981	1,897,858
†Ingevity Corp.	14,428	1,016,308
NewMarket Corp.	2,820	877,330
Olin Corp.	52,311	2,769,344
RPM International, Inc.	53,020	5,166,799
Scotts Miracle-Gro Co.	16,611	807,128
Sensient Technologies Corp.	17,265	1,258,964
Valvoline, Inc.	72,701	2,373,688
Westlake Corp.	14,142	1,450,121
		22,546,525
Commercial Services & Supplies–1.51%
Brink's Co.	19,077	1,024,626
†Clean Harbors, Inc.	20,653	2,356,920
†IAA, Inc.	54,936	2,197,440
MSA Safety, Inc.	15,132	2,181,883
†Stericycle, Inc.	37,859	1,888,786
Tetra Tech, Inc.	21,759	3,159,189
		12,808,844
Communications Equipment–0.84%
†Calix, Inc.	23,382	1,600,030
†Ciena Corp.	60,841	3,101,674
†Lumentum Holdings, Inc.	28,009	1,461,230
†Viasat, Inc.	31,043	982,511
		7,145,445
Construction & Engineering–2.17%
AECOM	57,353	4,870,990
†Dycom Industries, Inc.	12,098	1,132,373
EMCOR Group, Inc.	19,572	2,898,809
†Fluor Corp.	58,355	2,022,584
†MasTec, Inc.	24,215	2,066,266
MDU Resources Group, Inc.	83,515	2,533,845
Valmont Industries, Inc.	8,761	2,897,000
		18,421,867
Construction Materials–0.24%
Eagle Materials, Inc.	15,132	2,010,286
		2,010,286
Consumer Finance–0.44%
FirstCash Holdings, Inc.	15,408	1,339,109
Navient Corp.	43,443	714,637
SLM Corp.	102,754	1,705,717
		3,759,463
Containers & Packaging–0.93%
AptarGroup, Inc.	26,812	2,948,784
Greif, Inc. Class A	10,516	705,203
Silgan Holdings, Inc.	34,359	1,781,171
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Containers & Packaging (continued)
Sonoco Products Co.	40,047	$ 2,431,253
		7,866,411
Diversified Consumer Services–1.06%
Graham Holdings Co. Class B	1,583	956,465
†Grand Canyon Education, Inc.	12,596	1,330,893
H&R Block, Inc.	63,850	2,331,164
Service Corp. International	63,167	4,367,366
		8,985,888
Diversified Financial Services–0.29%
Voya Financial, Inc.	39,908	2,453,943
		2,453,943
Diversified Telecommunication Services–0.59%
†Frontier Communications Parent, Inc.	91,565	2,333,076
Iridium Communications, Inc.	51,601	2,652,292
		4,985,368
Electric Utilities–1.46%
ALLETE, Inc.	23,476	1,514,437
Hawaiian Electric Industries, Inc.	44,959	1,881,534
IDACORP, Inc.	20,765	2,239,505
OGE Energy Corp.	82,222	3,251,880
PNM Resources, Inc.	35,252	1,719,945
Portland General Electric Co.	36,664	1,796,536
		12,403,837
Electrical Equipment–2.09%
Acuity Brands, Inc.	13,207	2,187,211
EnerSys	16,769	1,238,223
Hubbell, Inc.	22,057	5,176,337
nVent Electric PLC	68,416	2,631,963
Regal Rexnord Corp.	27,168	3,259,617
†SunPower Corp.	35,053	632,006
†Sunrun, Inc.	87,520	2,102,230
†Vicor Corp.	9,155	492,081
		17,719,668
Electronic Equipment, Instruments & Components–3.07%
†Arrow Electronics, Inc.	25,261	2,641,543
Avnet, Inc.	37,585	1,562,784
Belden, Inc.	17,580	1,264,002
Cognex Corp.	71,021	3,345,799
†Coherent Corp.	56,959	1,999,261
†IPG Photonics Corp.	13,204	1,250,023
Jabil, Inc.	55,295	3,771,119
Littelfuse, Inc.	10,167	2,238,773
National Instruments Corp.	53,624	1,978,726

LVIP SSGA Mid-Cap Index Fund–6

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
†Novanta, Inc.	14,658	$ 1,991,582
TD SYNNEX Corp.	17,266	1,635,263
Vishay Intertechnology, Inc.	53,234	1,148,257
Vontier Corp.	64,887	1,254,266
		26,081,398
Energy Equipment & Services–0.68%
ChampionX Corp.	81,876	2,373,585
NOV, Inc.	161,322	3,370,017
		5,743,602
Entertainment–0.14%
World Wrestling Entertainment, Inc. Class A	17,783	1,218,491
		1,218,491
Equity Real Estate Investment Trusts–7.72%
Apartment Income REIT Corp.	61,574	2,112,604
Brixmor Property Group, Inc.	123,172	2,792,309
Corporate Office Properties Trust	46,171	1,197,676
Cousins Properties, Inc.	62,193	1,572,861
CubeSmart	92,231	3,712,298
Douglas Emmett, Inc.	72,195	1,132,018
EastGroup Properties, Inc.	17,896	2,649,682
EPR Properties	30,811	1,162,191
First Industrial Realty Trust, Inc.	54,267	2,618,925
Healthcare Realty Trust, Inc. Class A	156,298	3,011,862
Highwoods Properties, Inc.	43,204	1,208,848
Independence Realty Trust, Inc.	91,930	1,549,940
JBG SMITH Properties	40,657	771,670
Kilroy Realty Corp.	43,201	1,670,583
Kite Realty Group Trust	89,982	1,894,121
Lamar Advertising Co. Class A	35,838	3,383,107
Life Storage, Inc.	34,908	3,438,438
Macerich Co.	88,211	993,256
Medical Properties Trust, Inc.	245,594	2,735,917
National Retail Properties, Inc.	73,404	3,358,967
National Storage Affiliates Trust	34,729	1,254,411
Omega Healthcare Investors, Inc.	96,177	2,688,147
Park Hotels & Resorts, Inc.	92,341	1,088,700
Pebblebrook Hotel Trust	53,995	722,993
Physicians Realty Trust	93,745	1,356,490
PotlatchDeltic Corp.	33,175	1,459,368
Rayonier, Inc.	60,135	1,982,050
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
Rexford Industrial Realty, Inc.	75,359	$ 4,117,616
Sabra Health Care REIT, Inc.	94,861	1,179,122
SL Green Realty Corp.	26,414	890,680
Spirit Realty Capital, Inc.	57,357	2,290,265
STORE Capital Corp.	109,131	3,498,740
		65,495,855
Food & Staples Retailing–1.57%
†BJ's Wholesale Club Holdings, Inc.	55,472	3,670,027
Casey's General Stores, Inc.	15,300	3,432,555
†Grocery Outlet Holding Corp.	36,356	1,061,232
†Performance Food Group Co.	63,934	3,733,106
†Sprouts Farmers Market, Inc.	43,473	1,407,221
		13,304,141
Food Products–1.54%
†Darling Ingredients, Inc.	65,822	4,119,799
Flowers Foods, Inc.	78,907	2,267,787
Ingredion, Inc.	26,923	2,636,570
Lancaster Colony Corp.	8,147	1,607,403
†Pilgrim's Pride Corp.	18,536	439,859
†Post Holdings, Inc.	22,333	2,015,777
		13,087,195
Gas Utilities–1.45%
National Fuel Gas Co.	37,569	2,378,118
New Jersey Resources Corp.	39,520	1,960,983
ONE Gas, Inc.	22,235	1,683,634
†Southwest Gas Holdings, Inc.	25,341	1,568,101
Spire, Inc.	21,559	1,484,553
UGI Corp.	85,991	3,187,686
		12,263,075
Health Care Equipment & Supplies–3.53%
†Enovis Corp.	19,570	1,047,386
†Envista Holdings Corp.	66,961	2,254,577
†Globus Medical, Inc. Class A	31,793	2,361,266
†Haemonetics Corp.	20,784	1,634,662
†ICU Medical, Inc.	8,273	1,302,832
†Inari Medical, Inc.	19,831	1,260,458
†Integra LifeSciences Holdings Corp.	29,841	1,673,185
†Lantheus Holdings, Inc.	28,269	1,440,588
†LivaNova PLC	21,982	1,220,880
†Masimo Corp.	19,861	2,938,435
†Neogen Corp.	88,754	1,351,723
†Omnicell, Inc.	18,337	924,552
†Penumbra, Inc.	15,598	3,469,931
†QuidelOrtho Corp.	21,971	1,882,256
†Shockwave Medical, Inc.	14,843	3,051,869
†STAAR Surgical Co.	19,798	960,995

LVIP SSGA Mid-Cap Index Fund–7

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†Tandem Diabetes Care, Inc.	26,407	$ 1,186,995
		29,962,590
Health Care Providers & Services–2.43%
†Acadia Healthcare Co., Inc.	37,364	3,075,804
†Amedisys, Inc.	13,344	1,114,758
Chemed Corp.	6,107	3,117,196
Encompass Health Corp.	40,982	2,451,133
†HealthEquity, Inc.	34,716	2,139,894
†LHC Group, Inc.	12,743	2,060,416
†Option Care Health, Inc.	63,500	1,910,715
Patterson Cos., Inc.	35,578	997,251
†Progyny, Inc.	30,899	962,504
†R1 RCM, Inc.	56,449	618,117
†Tenet Healthcare Corp.	44,405	2,166,520
		20,614,308
Hotels, Restaurants & Leisure–2.80%
Boyd Gaming Corp.	32,578	1,776,478
Choice Hotels International, Inc.	11,383	1,282,181
Churchill Downs, Inc.	13,518	2,858,111
Cracker Barrel Old Country Store, Inc.	9,104	862,513
†Light & Wonder, Inc. Class A	38,471	2,254,401
Marriott Vacations Worldwide Corp.	15,738	2,118,178
Papa John's International, Inc.	13,203	1,086,739
†Penn Entertainment, Inc.	63,706	1,892,068
Texas Roadhouse, Inc.	27,482	2,499,488
Travel & Leisure Co.	33,382	1,215,105
Wendy's Co.	69,991	1,583,896
Wingstop, Inc.	12,286	1,690,799
Wyndham Hotels & Resorts, Inc.	36,274	2,586,699
		23,706,656
Household Durables–1.40%
†Helen of Troy Ltd.	9,853	1,092,796
KB Home	34,112	1,086,467
Leggett & Platt, Inc.	54,448	1,754,859
†Taylor Morrison Home Corp.	44,497	1,350,484
Tempur Sealy International, Inc.	70,222	2,410,722
Toll Brothers, Inc.	43,286	2,160,837
†TopBuild Corp.	13,131	2,054,870
		11,911,035
Household Products–0.11%
Energizer Holdings, Inc.	27,215	913,063
		913,063
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Independent Power and Renewable Electricity Producers–0.20%
Ormat Technologies, Inc.	20,026	$ 1,731,849
		1,731,849
Insurance–4.00%
American Financial Group, Inc.	28,674	3,936,367
†Brighthouse Financial, Inc.	28,391	1,455,607
CNO Financial Group, Inc.	46,985	1,073,607
First American Financial Corp.	42,524	2,225,706
Hanover Insurance Group, Inc.	14,605	1,973,574
Kemper Corp.	26,237	1,290,860
Kinsale Capital Group, Inc.	8,850	2,314,452
Old Republic International Corp.	116,227	2,806,882
Primerica, Inc.	15,154	2,149,140
Reinsurance Group of America, Inc.	27,449	3,900,228
RenaissanceRe Holdings Ltd.	17,948	3,306,560
RLI Corp.	16,586	2,177,244
Selective Insurance Group, Inc.	24,755	2,193,541
Unum Group	76,801	3,151,145
		33,954,913
Interactive Media & Services–0.09%
†TripAdvisor, Inc.	43,034	773,751
		773,751
IT Services–2.07%
Concentrix Corp.	17,400	2,316,984
†Euronet Worldwide, Inc.	19,350	1,826,253
†ExlService Holdings, Inc.	13,580	2,300,859
Genpact Ltd.	69,242	3,207,290
†Kyndryl Holdings, Inc.	83,827	932,156
Maximus, Inc.	24,868	1,823,570
Western Union Co.	158,598	2,183,895
†WEX, Inc.	17,903	2,929,826
		17,520,833
Leisure Products–1.13%
Brunswick Corp.	29,778	2,146,398
†Mattel, Inc.	145,550	2,596,612
Polaris, Inc.	22,375	2,259,875
†Topgolf Callaway Brands Corp.	56,937	1,124,506
†YETI Holdings, Inc.	35,421	1,463,242
		9,590,633
Life Sciences Tools & Services–1.45%
†Azenta, Inc.	30,810	1,793,758
Bruker Corp.	41,076	2,807,545
†Medpace Holdings, Inc.	10,346	2,197,594

LVIP SSGA Mid-Cap Index Fund–8

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Life Sciences Tools & Services (continued)
†Repligen Corp.	21,207	$ 3,590,557
†Sotera Health Co.	40,552	337,798
†Syneos Health, Inc.	42,262	1,550,170
		12,277,422
Machinery–4.67%
AGCO Corp.	25,429	3,526,748
†Chart Industries, Inc.	17,133	1,974,236
Crane Holdings Co.	19,599	1,968,720
Donaldson Co., Inc.	50,294	2,960,808
Esab Corp.	21,219	995,595
Flowserve Corp.	53,676	1,646,780
Graco, Inc.	69,214	4,655,334
ITT, Inc.	33,964	2,754,480
Kennametal, Inc.	33,096	796,290
Lincoln Electric Holdings, Inc.	23,713	3,426,291
†Middleby Corp.	22,130	2,963,207
Oshkosh Corp.	26,857	2,368,519
Terex Corp.	27,722	1,184,284
Timken Co.	27,187	1,921,305
Toro Co.	42,795	4,844,394
Watts Water Technologies, Inc. Class A	11,206	1,638,653
		39,625,644
Marine–0.19%
†Kirby Corp.	24,599	1,582,946
		1,582,946
Media–1.06%
Cable One, Inc.	1,991	1,417,313
John Wiley & Sons, Inc. Class A	17,635	706,458
New York Times Co. Class A	67,615	2,194,783
Nexstar Media Group, Inc. Class A	15,486	2,710,515
TEGNA, Inc.	91,630	1,941,640
		8,970,709
Metals & Mining–2.47%
Alcoa Corp.	72,667	3,304,169
†Cleveland-Cliffs, Inc.	211,631	3,409,375
Commercial Metals Co.	48,192	2,327,674
†MP Materials Corp.	37,916	920,600
Reliance Steel & Aluminum Co.	24,104	4,879,614
Royal Gold, Inc.	26,960	3,038,931
U.S. Steel Corp.	96,213	2,410,136
Worthington Industries, Inc.	12,454	619,088
		20,909,587
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Mortgage Real Estate Investment Trusts (REITs)–0.48%
Annaly Capital Management, Inc.	192,149	$ 4,050,501
		4,050,501
Multiline Retail–0.63%
Kohl's Corp.	47,902	1,209,525
Macy's, Inc.	111,294	2,298,221
Nordstrom, Inc.	45,775	738,809
†Ollie's Bargain Outlet Holdings, Inc.	23,906	1,119,757
		5,366,312
Multi-Utilities–0.39%
Black Hills Corp.	26,727	1,879,977
NorthWestern Corp.	23,729	1,408,079
		3,288,056
Oil, Gas & Consumable Fuels–3.20%
Antero Midstream Corp.	137,557	1,484,240
†Antero Resources Corp.	113,403	3,514,359
†CNX Resources Corp.	74,121	1,248,198
DT Midstream, Inc.	39,735	2,195,756
Equitrans Midstream Corp.	177,740	1,190,858
HF Sinclair Corp.	55,234	2,866,092
Matador Resources Co.	46,102	2,638,878
Murphy Oil Corp.	60,014	2,581,202
PBF Energy, Inc. Class A	46,940	1,914,213
PDC Energy, Inc.	37,843	2,402,274
Range Resources Corp.	99,238	2,482,935
†Southwestern Energy Co.	453,232	2,651,407
		27,170,412
Paper & Forest Products–0.21%
Louisiana-Pacific Corp.	29,445	1,743,144
		1,743,144
Personal Products–0.32%
†BellRing Brands, Inc.	55,626	1,426,250
†Coty, Inc. Class A	150,128	1,285,096
		2,711,346
Pharmaceuticals–0.71%
†Jazz Pharmaceuticals PLC	25,860	4,119,756
Perrigo Co. PLC	55,296	1,885,041
		6,004,797
Professional Services–1.85%
†ASGN, Inc.	20,494	1,669,851
†CACI International, Inc. Class A	9,650	2,900,694
†FTI Consulting, Inc.	14,137	2,244,956
Insperity, Inc.	14,644	1,663,558
KBR, Inc.	56,345	2,975,016
ManpowerGroup, Inc.	20,763	1,727,689

LVIP SSGA Mid-Cap Index Fund–9

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Professional Services (continued)
Science Applications International Corp.	22,641	$ 2,511,566
		15,693,330
Real Estate Management & Development–0.37%
†Jones Lang LaSalle, Inc.	19,493	3,106,599
		3,106,599
Road & Rail–1.76%
†Avis Budget Group, Inc.	10,218	1,675,037
Knight-Swift Transportation Holdings, Inc.	65,997	3,458,903
Landstar System, Inc.	14,754	2,403,427
†RXO, Inc.	47,277	813,164
Ryder System, Inc.	20,638	1,724,718
†Saia, Inc.	10,868	2,278,802
Werner Enterprises, Inc.	24,140	971,876
†XPO Logistics, Inc.	47,297	1,574,517
		14,900,444
Semiconductors & Semiconductor Equipment–2.55%
†Allegro MicroSystems, Inc.	26,713	801,924
Amkor Technology, Inc.	41,250	989,175
†Cirrus Logic, Inc.	22,613	1,684,216
†Lattice Semiconductor Corp.	56,289	3,652,030
†MACOM Technology Solutions Holdings, Inc.	20,986	1,321,698
MKS Instruments, Inc.	23,490	1,990,308
Power Integrations, Inc.	23,491	1,684,775
†Silicon Laboratories, Inc.	13,669	1,854,473
†SiTime Corp.	6,604	671,098
†Synaptics, Inc.	16,375	1,558,245
Universal Display Corp.	17,848	1,928,298
†Wolfspeed, Inc.	51,013	3,521,938
		21,658,178
Software–3.39%
†ACI Worldwide, Inc.	46,445	1,068,235
†Aspen Technology, Inc.	11,928	2,450,011
†Blackbaud, Inc.	18,318	1,078,198
†CommVault Systems, Inc.	18,289	1,149,281
†Dynatrace, Inc.	82,753	3,169,440
†Envestnet, Inc.	22,722	1,401,947
†Fair Isaac Corp.	10,257	6,139,635
†Manhattan Associates, Inc.	25,626	3,110,997
†NCR Corp.	56,429	1,321,003
†Paylocity Holding Corp.	16,920	3,286,879
†Qualys, Inc.	14,197	1,593,329
†Teradata Corp.	41,855	1,408,839
†Ziff Davis, Inc.	19,381	1,533,037
		28,710,831
Specialty Retail–2.78%
†AutoNation, Inc.	14,048	1,507,350
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
Dick's Sporting Goods, Inc.	22,836	$ 2,746,942
†Five Below, Inc.	22,796	4,031,929
Foot Locker, Inc.	32,686	1,235,204
†GameStop Corp. Class A	103,807	1,916,277
Gap, Inc.	87,002	981,383
Lithia Motors, Inc.	11,228	2,298,821
Murphy USA, Inc.	8,537	2,386,433
†RH	7,893	2,108,931
†Victoria's Secret & Co.	33,367	1,193,871
Williams-Sonoma, Inc.	27,398	3,148,578
		23,555,719
Technology Hardware, Storage & Peripherals–0.26%
†Super Micro Computer, Inc.	18,900	1,551,690
Xerox Holdings Corp.	46,012	671,775
		2,223,465
Textiles, Apparel & Luxury Goods–2.26%
†Capri Holdings Ltd.	52,894	3,031,884
Carter's, Inc.	15,673	1,169,362
Columbia Sportswear Co.	14,541	1,273,501
†Crocs, Inc.	25,358	2,749,568
†Deckers Outdoor Corp.	10,870	4,338,869
Hanesbrands, Inc.	143,311	911,458
PVH Corp.	26,786	1,890,824
†Skechers USA, Inc. Class A	55,120	2,312,284
†Under Armour, Inc. Class A	77,493	787,329
†Under Armour, Inc. Class C	81,363	725,758
		19,190,837
Thrifts & Mortgage Finance–0.67%
Essent Group Ltd.	44,235	1,719,857
MGIC Investment Corp.	121,986	1,585,818
New York Community Bancorp, Inc.	279,390	2,402,754
		5,708,429
Trading Companies & Distributors–1.02%
GATX Corp.	14,456	1,537,251
MSC Industrial Direct Co., Inc. Class A	19,393	1,584,408
†Univar Solutions, Inc.	67,012	2,130,982
Watsco, Inc.	13,661	3,407,053
		8,659,694
Water Utilities–0.55%
Essential Utilities, Inc.	98,026	4,678,781
		4,678,781
Total Common Stock (Cost $625,445,781)		843,023,172

LVIP SSGA Mid-Cap Index Fund–10

LVIP SSGA Mid-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–0.47%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 4.12%)	3,958,889	$ 3,958,889
Total Money Market Fund (Cost $3,958,889)		3,958,889

TOTAL INVESTMENTS–99.86% (Cost $629,404,670)	846,982,061
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.14%	1,211,861
NET ASSETS APPLICABLE TO 74,404,087 SHARES OUTSTANDING–100.00%	$848,193,922
NET ASSET VALUE PER SHARE–LVIP SSGA MID-CAP INDEX FUND STANDARD CLASS ($694,215,785 / 60,862,482 Shares)	$11.406
NET ASSET VALUE PER SHARE–LVIP SSGA MID-CAP INDEX FUND SERVICE CLASS ($153,978,137 / 13,541,605 Shares)	$11.371
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$599,542,704
Distributable earnings/(accumulated loss)	248,651,218
TOTAL NET ASSETS	$848,193,922

† Non-income producing.
★ Includes $324,000 cash collateral held at broker for futures contracts, $582,223 payable for fund shares redeemed, $107,297 other accrued expenses payable, $248,607 due to manager and affiliates and $32,158 variation margin due to broker on futures contracts as of December 31, 2022.

The following futures contracts were outstanding at December 31, 2022:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
24	E-mini S&P MidCap 400 Index	$5,862,240	$5,844,326	3/17/23	$17,914	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022.

Summary of Abbreviations:
IT–Information Technology
REIT–Real Estate Investment Trust
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Mid-Cap Index Fund–11

LVIP SSGA Mid-Cap Index Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends	$ 14,216,985
EXPENSES:
Management fees	2,496,406
Distribution fees-Service Class	399,882
Shareholder servicing fees	268,132
Accounting and administration expenses	190,798
Index fees	188,683
Professional fees	51,892
Trustees’ fees and expenses	30,743
Custodian fees	18,403
Reports and statements to shareholders	9,835
Pricing fees	5,768
Consulting fees	3,280
Other	24,618
3,688,440
Less:
Management fees waived	(46,230)
Total operating expenses	3,642,210
NET INVESTMENT INCOME	10,574,775
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	52,812,530
Futures contracts	(378,019)
Net realized gain	52,434,511
Net change in unrealized appreciation (depreciation) of:
Investments	(207,896,135)
Futures contracts	(70,364)
Net change in unrealized appreciation (depreciation)	(207,966,499)
NET REALIZED AND UNREALIZED LOSS	(155,531,988)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(144,957,213)
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Mid-Cap Index Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 10,574,775	$ 9,030,904
Net realized gain	52,434,511	127,670,958
Net change in unrealized appreciation (depreciation)	(207,966,499)	95,811,750
Net increase (decrease) in net assets resulting from operations	(144,957,213)	232,513,612
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(91,392,823)	(40,071,078)
Service Class	(19,240,096)	(7,541,010)
	(110,632,919)	(47,612,088)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	57,947,652	72,022,938
Service Class	29,503,986	49,584,488
Reinvestment of dividends and distributions:
Standard Class	91,392,823	40,071,078
Service Class	19,240,096	7,541,010
	198,084,557	169,219,514
Cost of shares redeemed:
Standard Class	(159,936,409)	(232,498,219)
Service Class	(35,279,402)	(29,109,042)
	(195,215,811)	(261,607,261)
Increase (decrease) in net assets derived from capital share transactions	2,868,746	(92,387,747)
NET INCREASE (DECREASE) IN NET ASSETS	(252,721,386)	92,513,777
NET ASSETS:
Beginning of year	1,100,915,308	1,008,401,531
End of year	$ 848,193,922	$1,100,915,308
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Mid-Cap Index Fund–12

LVIP SSGA Mid-Cap Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Mid-Cap Index Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 15.167	$ 12.763	$ 12.000	$ 10.712	$ 13.055
Income (loss) from investment operations:
Net investment income[1]	0.154	0.129	0.124	0.156	0.157
Net realized and unrealized gain (loss)	(2.279)	2.952	1.371	2.536	(1.494)
Total from investment operations	(2.125)	3.081	1.495	2.692	(1.337)
Less dividends and distributions from:
Net investment income	(0.173)	(0.165)	(0.178)	(0.146)	(0.176)
Net realized gain	(1.463)	(0.512)	(0.554)	(1.258)	(0.830)
Total dividends and distributions	(1.636)	(0.677)	(0.732)	(1.404)	(1.006)
Net asset value, end of period	$ 11.406	$ 15.167	$ 12.763	$ 12.000	$ 10.712
Total return[2]	(13.40%)	24.37%	13.19%	25.81%	(11.37%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 694,216	$916,248	$876,695	$895,140	$ 699,126
Ratio of expenses to average net assets	0.35%	0.35%	0.35%	0.35%	0.36%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.36%	0.35%	0.35%	0.35%	0.36%
Ratio of net investment income to average net assets	1.19%	0.87%	1.14%	1.30%	1.20%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.18%	0.87%	1.14%	1.30%	1.20%
Portfolio turnover	14%	23%	32%	22%	28%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Mid-Cap Index Fund–13

LVIP SSGA Mid-Cap Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Mid-Cap Index Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 15.129	$ 12.736	$ 11.982	$ 10.703	$ 13.053
Income (loss) from investment operations:
Net investment income[1]	0.121	0.092	0.097	0.126	0.123
Net realized and unrealized gain (loss)	(2.273)	2.945	1.363	2.532	(1.490)
Total from investment operations	(2.152)	3.037	1.460	2.658	(1.367)
Less dividends and distributions from:
Net investment income	(0.143)	(0.132)	(0.152)	(0.121)	(0.153)
Net realized gain	(1.463)	(0.512)	(0.554)	(1.258)	(0.830)
Total dividends and distributions	(1.606)	(0.644)	(0.706)	(1.379)	(0.983)
Net asset value, end of period	$ 11.371	$ 15.129	$ 12.736	$ 11.982	$ 10.703
Total return[2]	(13.61%)	24.06%	12.90%	25.50%	(11.59%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 153,978	$184,667	$131,707	$105,802	$ 65,730
Ratio of expenses to average net assets	0.60%	0.60%	0.60%	0.60%	0.61%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.61%	0.60%	0.60%	0.60%	0.61%
Ratio of net investment income to average net assets	0.94%	0.62%	0.89%	1.05%	0.95%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.93%	0.62%	0.89%	1.05%	0.95%
Portfolio turnover	14%	23%	32%	22%	28%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Mid-Cap Index Fund–14

LVIP SSGA Mid-Cap Index Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Mid-Cap Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of a broad market index that emphasizes stocks of mid-sized U.S. companies.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.
 Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP SSGA Mid-Cap Index Fund–15

LVIP SSGA Mid-Cap Index Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.27% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.005% on the first $1.5 billion of the Fund’s average daily net assets and 0.01% of the Fund’s average daily net assets in excess of $1.5 billion.   The agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$66,429
Legal	11,948
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $0 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$194,214
Distribution fees payable to LFD	33,094
Printing and mailing fees payable to Lincoln Life	45
Shareholder servicing fees payable to Lincoln Life	21,254
LVIP SSGA Mid-Cap Index Fund–16

LVIP SSGA Mid-Cap Index Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$131,466,643
Sales	218,690,647
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$647,322,306
Aggregate unrealized appreciation of investments and derivatives	$255,749,983
Aggregate unrealized depreciation of investments and derivatives	(56,090,229)
Net unrealized appreciation of investments and derivatives	$199,659,754
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$843,023,172	$—	$—	$843,023,172
Money Market Fund	3,958,889	—	—	3,958,889
Total Investments	$846,982,061	$—	$—	$846,982,061
Derivatives:

Assets:
Futures Contract	$17,914	$—	$—	$17,914
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S.
LVIP SSGA Mid-Cap Index Fund–17

LVIP SSGA Mid-Cap Index Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$10,551,850	$34,140,739
Long-term capital gains	100,081,069	13,471,349
Total	$110,632,919	$47,612,088
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 48,991,463
Other temporary differences	1
Net unrealized appreciation	199,659,754
Distributable earnings/(accumulated loss)	$248,651,218
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
At December 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	4,340,061	4,890,601
Service Class	2,230,506	3,348,361
Shares reinvested:
Standard Class	8,351,851	2,732,050
Service Class	1,768,666	515,610
	16,691,084	11,486,622
Shares redeemed:
Standard Class	(12,238,916)	(15,903,950)
Service Class	(2,663,711)	(1,999,409)
	(14,902,627)	(17,903,359)
Net increase (decrease)	1,788,457	(6,416,737)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in
LVIP SSGA Mid-Cap Index Fund–18

LVIP SSGA Mid-Cap Index Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2022, the Fund used futures contracts to facilitate investments in portfolio securities; to reduce transaction costs and as a cash management tool.
Fair values of derivative instruments as of December 31, 2022 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$17,914	Receivables and other assets net of liabilities	$—
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(378,019)	$(70,364)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$6,475,178	$—
9. Risk Factors
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2022. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
LVIP SSGA Mid-Cap Index Fund–19

LVIP SSGA Mid-Cap Index Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Mid-Cap Index Fund–20

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Mid-Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA Mid-Cap Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP SSGA Mid-Cap Index Fund–21

LVIP SSGA Mid-Cap Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented a partial advisory fee waiver for the Fund through April 30, 2023. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
LVIP SSGA Mid-Cap Index Fund–22

LVIP SSGA Mid-Cap Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented a partial advisory fee waiver for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters.
Performance. The Board reviewed the LVIP SSGA Mid-Cap Index Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Mid-Cap Blend funds category and the S&P MidCap 400 Total Return Index. The Board noted that the Fund’s total return was the same as the return of the Morningstar peer group median and below the return of the benchmark index for the one-year period and below the return of the Morningstar peer group median and the benchmark index for the three- and five-year periods. The Board considered LIAC’s comments that fees and cash flows contributed to underperformance compared to the benchmark index. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules, which contain breakpoints, and the average fees charged by SSGA to other clients with similar investment strategies as the Fund. The Board considered the subadvisory fee rates paid to SSGA were reduced effective May 1, 2021 by the addition of breakpoints, that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA Mid-Cap Index Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP SSGA Mid-Cap Index Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP SSGA Mid-Cap Index Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP SSGA Mid-Cap Index Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP SSGA Mid-Cap Index Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Mid-Cap Index Fund–28

LVIP SSGA Nasdaq-100 Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP SSGA Nasdaq-100 Index Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Nasdaq-100 Index Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned (32.72%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the Nasdaq-100® Index1, returned (32.38%).
The global economy decelerated in 2022, dragging the Fund along with it and resulting in all four quarters producing a negative return. In the first quarter in the US, concerns over the Russia-Ukraine War and tighter monetary policy negatively affected the Fund. The US consumer sentiment was hit due to higher prices, as inflation rose to 7.9%, reaching a 40-year high. The US Federal Reserve (the “Fed”) announced its first rate hike since 2018, raising the target rate by 0.25%, and clarified that further increases would be appropriate. During the second quarter of 2022, the Fund posted a double-digit negative return, as consumer sentiment dropped sharply despite lower levels of unemployment and stronger wage growth over the quarter. The Fed indicated its commitment toward bringing inflation under control by raising interest rates further. The third quarter began with the Fund experiencing a brief rebound in June, only to give that back and then some in July and August, as central bank hawkishness driven by stubbornly high inflation frightened investors. During this third quarter, the Fed repeatedly stated that it is committed to slowing the economy to bring inflation down to its 2% target. Riding on the gains of October and November, US equities were mostly higher in the fourth quarter. However, in December the Fund essentially erased all the gains of previous two months. After four consecutive rate hikes of 75 bp during the year, the central bank raised the borrowing rate by 50 bps to a range of 4.25% to 4.50%. During this last quarter, there were signs of downward pressure on housing rent as well as nominal wage growth. Throughout the Reporting Period, Technology was one of the worst performing sectors, having been heavily affected by increasing Fed funds rates and consumer sentiment.
On an individual security level, the top positive contributors to the Fund’s performance were Gilead Sciences, Inc., Amgen Inc., and T-Mobile US, Inc. The top negative contributors to the Fund’s performance were Tesla Inc, Amazon.com, Inc., and Apple Inc.
Portfolio Managers:
SSGA Funds Management, Inc.:	Thomas Coleman
Michael Feehily
Karl Schneider
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 2/18/21 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Nasdaq-100 Index Fund shares on 2/18/21 (commencement of operations). As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $8,032 for the Standard Class shares and to $7,996 for the Service Class shares. For comparison, look at how the Nasdaq-100® Index did from 2/18/21 through 12/31/22. The same $10,000 investment would have decreased to $8,102. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 32.72%
Inception (2/18/21)	- 11.07%
Service Class Shares
One Year	- 32.89%
Inception (2/18/21)	- 11.28%
1. The Nasdaq-100® Index is one of the world’s preeminent large-cap growth indexes. It includes 100 of the largest domestic and international non-financial companies listed on the Nasdaq Stock Market based on market capitalization.
Nasdaq-100® and Nasdaq-100® Indexes are registered trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the Corporations ) and are licensed for use by Lincoln Investment Advisors Corporation. The fund has not been passed on by the corporations as to their legality or suitability. The fund is not issued, endorsed, sold or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the Fund.

LVIP SSGA Nasdaq-100 Index Fund–1

LVIP SSGA Nasdaq-100 Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect expense reimbursements in effect.
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$952.90	0.45%	$2.22
Service Class Shares	1,000.00	951.80	0.70%	3.44
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.90	0.45%	$2.29
Service Class Shares	1,000.00	1,021.70	0.70%	3.57

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSGA Nasdaq-100 Index Fund–2

LVIP SSGA Nasdaq-100 Index Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.24%
Automobiles	2.99%
Beverages	3.21%
Biotechnology	4.84%
Commercial Services & Supplies	0.68%
Communications Equipment	1.78%
Electric Utilities	1.44%
Energy Equipment & Services	0.27%
Entertainment	2.26%
Food & Staples Retailing	2.13%
Food Products	1.28%
Health Care Equipment & Supplies	1.71%
Hotels, Restaurants & Leisure	2.49%
Industrial Conglomerates	1.31%
Interactive Media & Services	10.02%
Internet & Direct Marketing Retail	7.20%
IT Services	2.87%
Life Sciences Tools & Services	0.29%
Machinery	0.31%
Media	2.06%
Multiline Retail	0.28%
Oil, Gas & Consumable Fuels	0.22%
Pharmaceuticals	0.38%
Professional Services	0.54%
Road & Rail	0.88%
Semiconductors & Semiconductor Equipment	14.84%
Software	18.24%
Specialty Retail	0.85%
Technology Hardware, Storage & Peripherals	11.67%
Textiles, Apparel & Luxury Goods	0.36%
Trading Companies & Distributors	0.25%
Wireless Telecommunication Services	1.59%
Money Market Fund	0.52%
Total Investments	99.76%
Receivables and Other Assets Net of Liabilities	0.24%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Microsoft Corp.	12.50%
Apple, Inc.	11.67%
Amazon.com, Inc.	6.02%
Alphabet, Inc. Class C	3.79%
Alphabet, Inc. Class A	3.77%
NVIDIA Corp.	3.27%
Tesla, Inc.	2.73%
Meta Platforms, Inc. Class A	2.46%
PepsiCo, Inc.	2.27%
Broadcom, Inc.	2.06%
Total	50.54%

IT–Information Technology

LVIP SSGA Nasdaq-100 Index Fund–3

LVIP SSGA Nasdaq-100 Index Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.24%
Automobiles–2.99%
†Lucid Group, Inc.	12,355	$ 84,385
†Rivian Automotive, Inc. Class A	6,714	123,739
†Tesla, Inc.	17,895	2,204,306
		2,412,430
Beverages–3.21%
Keurig Dr Pepper, Inc.	10,413	371,328
†Monster Beverage Corp.	3,836	389,469
PepsiCo, Inc.	10,128	1,829,724
		2,590,521
Biotechnology–4.84%
Amgen, Inc.	3,921	1,029,811
†Biogen, Inc.	1,059	293,258
Gilead Sciences, Inc.	9,222	791,709
†Moderna, Inc.	2,825	507,427
†Regeneron Pharmaceuticals, Inc.	787	567,813
†Seagen, Inc.	1,365	175,416
†Vertex Pharmaceuticals, Inc.	1,887	544,928
		3,910,362
Commercial Services & Supplies–0.68%
Cintas Corp.	747	337,360
†Copart, Inc.	3,502	213,237
		550,597
Communications Equipment–1.78%
Cisco Systems, Inc.	30,198	1,438,633
		1,438,633
Electric Utilities–1.44%
American Electric Power Co., Inc.	3,778	358,721
Constellation Energy Corp.	2,404	207,249
Exelon Corp.	7,307	315,881
Xcel Energy, Inc.	4,024	282,123
		1,163,974
Energy Equipment & Services–0.27%
Baker Hughes Co.	7,363	217,429
		217,429
Entertainment–2.26%
Activision Blizzard, Inc.	5,754	440,469
Electronic Arts, Inc.	2,030	248,025
†Netflix, Inc.	3,270	964,258
†Warner Bros Discovery, Inc.	17,855	169,265
		1,822,017
Food & Staples Retailing–2.13%
Costco Wholesale Corp.	3,254	1,485,451
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food & Staples Retailing (continued)
Walgreens Boots Alliance, Inc.	6,359	$ 237,572
		1,723,023
Food Products–1.28%
Kraft Heinz Co.	9,006	366,634
Mondelez International, Inc. Class A	10,041	669,233
		1,035,867
Health Care Equipment & Supplies–1.71%
†Align Technology, Inc.	574	121,057
†Dexcom, Inc.	2,840	321,601
†IDEXX Laboratories, Inc.	609	248,448
†Intuitive Surgical, Inc.	2,598	689,379
		1,380,485
Hotels, Restaurants & Leisure–2.49%
†Airbnb, Inc. Class A	2,928	250,344
†Booking Holdings, Inc.	285	574,355
Marriott International, Inc. Class A	2,327	346,467
Starbucks Corp.	8,434	836,653
		2,007,819
Industrial Conglomerates–1.31%
Honeywell International, Inc.	4,941	1,058,856
		1,058,856
Interactive Media & Services–10.02%
†Alphabet, Inc. Class A	34,505	3,044,376
†Alphabet, Inc. Class C	34,494	3,060,653
†Meta Platforms, Inc. Class A	16,532	1,989,461
		8,094,490
Internet & Direct Marketing Retail–7.20%
†Amazon.com, Inc.	57,827	4,857,468
eBay, Inc.	3,990	165,465
JD.com, Inc.ADR	3,572	200,497
†MercadoLibre, Inc.	370	313,109
†Pinduoduo, Inc.ADR	3,442	280,695
		5,817,234
IT Services–2.87%
Automatic Data Processing, Inc.	3,050	728,523
Cognizant Technology Solutions Corp. Class A	3,779	216,121
†Fiserv, Inc.	4,669	471,896
Paychex, Inc.	2,650	306,234
†PayPal Holdings, Inc.	8,382	596,966
		2,319,740
LVIP SSGA Nasdaq-100 Index Fund–4

LVIP SSGA Nasdaq-100 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Life Sciences Tools & Services–0.29%
†Illumina, Inc.	1,157	$ 233,945
		233,945
Machinery–0.31%
PACCAR, Inc.	2,557	253,066
		253,066
Media–2.06%
†Charter Communications, Inc. Class A	1,145	388,270
Comcast Corp. Class A	31,706	1,108,759
Sirius XM Holdings, Inc.	28,598	167,012
		1,664,041
Multiline Retail–0.28%
†Dollar Tree, Inc.	1,626	229,981
		229,981
Oil, Gas & Consumable Fuels–0.22%
Diamondback Energy, Inc.	1,294	176,993
		176,993
Pharmaceuticals–0.38%
AstraZeneca PLC ADR	4,492	304,558
		304,558
Professional Services–0.54%
†CoStar Group, Inc.	2,990	231,067
Verisk Analytics, Inc.	1,150	202,883
		433,950
Road & Rail–0.88%
CSX Corp.	15,458	478,889
Old Dominion Freight Line, Inc.	812	230,429
		709,318
Semiconductors & Semiconductor Equipment–14.84%
†Advanced Micro Devices, Inc.	11,855	767,848
Analog Devices, Inc.	3,745	614,292
Applied Materials, Inc.	6,325	615,929
ASML Holding NV	650	355,160
Broadcom, Inc.	2,977	1,664,530
†Enphase Energy, Inc.	999	264,695
†GLOBALFOUNDRIES, Inc.	4,008	215,991
Intel Corp.	30,323	801,437
KLA Corp.	1,042	392,865
Lam Research Corp.	1,003	421,561
Marvell Technology, Inc.	6,269	232,204
Microchip Technology, Inc.	4,044	284,091
Micron Technology, Inc.	7,993	399,490
NVIDIA Corp.	18,087	2,643,234
NXP Semiconductors NV	1,905	301,047
QUALCOMM, Inc.	8,237	905,576
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
Texas Instruments, Inc.	6,670	$ 1,102,018
		11,981,968
Software–18.24%
†Adobe, Inc.	3,417	1,149,923
†ANSYS, Inc.	640	154,618
†Atlassian Corp. Class A	1,090	140,261
†Autodesk, Inc.	1,587	296,563
†Cadence Design Systems, Inc.	2,017	324,011
†Crowdstrike Holdings, Inc. Class A	1,605	168,990
†Datadog, Inc. Class A	2,147	157,805
†Fortinet, Inc.	5,744	280,824
Intuit, Inc.	2,066	804,129
Microsoft Corp.	42,083	10,092,345
†Palo Alto Networks, Inc.	2,223	310,197
†Synopsys, Inc.	1,124	358,882
†Workday, Inc. Class A	1,485	248,485
†Zoom Video Communications, Inc. Class A	1,806	122,338
†Zscaler, Inc.	1,060	118,614
		14,727,985
Specialty Retail–0.85%
†O'Reilly Automotive, Inc.	460	388,254
Ross Stores, Inc.	2,552	296,210
		684,464
Technology Hardware, Storage & Peripherals–11.67%
Apple, Inc.	72,532	9,424,083
		9,424,083
Textiles, Apparel & Luxury Goods–0.36%
†Lululemon Athletica, Inc.	899	288,022
		288,022
Trading Companies & Distributors–0.25%
Fastenal Co.	4,211	199,264
		199,264
Wireless Telecommunication Services–1.59%
†T-Mobile U.S., Inc.	9,145	1,280,300
		1,280,300
Total Common Stock (Cost $95,959,364)		80,135,415

LVIP SSGA Nasdaq-100 Index Fund–5

LVIP SSGA Nasdaq-100 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–0.52%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 4.12%)	417,184	$ 417,184
Total Money Market Fund (Cost $417,184)		417,184

TOTAL INVESTMENTS–99.76% (Cost $96,376,548)	80,552,599
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.24%	195,263
NET ASSETS APPLICABLE TO 10,430,923 SHARES OUTSTANDING–100.00%	$ 80,747,862
NET ASSET VALUE PER SHARE–LVIP SSGA NASDAQ-100 INDEX FUND STANDARD CLASS ($74,219,609 / 9,586,893 Shares)	$7.742
NET ASSET VALUE PER SHARE–LVIP SSGA NASDAQ-100 INDEX FUND SERVICE CLASS ($6,528,253 / 844,030 Shares)	$7.735
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$102,632,024
Distributable earnings/(accumulated loss)	(21,884,162)
TOTAL NET ASSETS	$ 80,747,862

† Non-income producing.
★ Includes $47,400 cash collateral held at broker for futures contracts, $1,029 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $13,268 payable for fund shares redeemed, $11,685 other accrued expenses payable, $24,513 due to manager and affiliates, $666 variation margin due to broker on futures contracts, $27,690 payable for audit fee and $6,430 payable for fund accounting fee as of December 31, 2022.

The following futures contracts were outstanding at December 31, 2022:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
3	E-mini NASDAQ 100	$661,335	$705,619	3/17/23	$—	$(44,284)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022.

Summary of Abbreviations:
ADR–American Depositary Receipt
IT–Information Technology
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Nasdaq-100 Index Fund–6

LVIP SSGA Nasdaq-100 Index Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends	$ 822,063
Foreign taxes withheld	(1,687)
820,376
EXPENSES:
Management fees	268,543
Accounting and administration expenses	41,511
Index fees	38,167
Professional fees	29,707
Shareholder servicing fees	26,854
Distribution fees-Service Class	19,428
Pricing fees	4,029
Reports and statements to shareholders	3,122
Trustees’ fees and expenses	3,121
Consulting fees	2,719
Custodian fees	2,372
Other	5,623
445,196
Less:
Expenses reimbursed	(10,963)
Plus:
Recoupment of prior expenses reduced by the Advisor	1,900
Total operating expenses	436,133
NET INVESTMENT INCOME	384,243
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss from:
Investments	(4,771,764)
Futures contracts	(618,429)
Net realized loss	(5,390,193)
Net change in unrealized appreciation (depreciation) of:
Investments	(33,262,531)
Futures contracts	(77,488)
Net change in unrealized appreciation (depreciation)	(33,340,019)
NET REALIZED AND UNREALIZED LOSS	(38,730,212)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(38,345,969)
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Nasdaq-100 Index Fund
Statements of Changes in Net Assets
	Year Ended	2/18/21 * to
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 384,243	$ 189,881
Net realized gain (loss)	(5,390,193)	2,224,413
Net change in unrealized appreciation (depreciation)	(33,340,019)	17,471,786
Net increase (decrease) in net assets resulting from operations	(38,345,969)	19,886,080
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(1,648,121)	(1,503,044)
Service Class	(148,006)	(125,108)
	(1,796,127)	(1,628,152)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	20,133,766	111,570,868
Service Class	5,478,776	12,393,639
Reinvestment of dividends and distributions:
Standard Class	1,648,121	1,503,044
Service Class	148,006	125,108
	27,408,669	125,592,659
Cost of shares redeemed:
Standard Class	(17,444,766)	(24,240,460)
Service Class	(5,097,391)	(3,586,681)
	(22,542,157)	(27,827,141)
Increase in net assets derived from capital share transactions	4,866,512	97,765,518
NET INCREASE (DECREASE) IN NET ASSETS	(35,275,584)	116,023,446
NET ASSETS:
Beginning of year	116,023,446	—
End of year	$ 80,747,862	$116,023,446

*	Date of commencement of operations.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Nasdaq-100 Index Fund–7

LVIP SSGA Nasdaq-100 Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Nasdaq-100 Index Fund Standard Class
	Year Ended 12/31/22	2/18/21 [1] to 12/31/21

Net asset value, beginning of period	$ 11.766	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.040	0.020
Net realized and unrealized gain (loss)	(3.881)	1.916
Total from investment operations	(3.841)	1.936
Less dividends and distributions from:
Net investment income	(0.039)	(0.020)
Net realized gain	(0.144)	(0.150)
Total dividends and distributions	(0.183)	(0.170)
Net asset value, end of period	$ 7.742	$ 11.766
Total return[3]	(32.72%)	19.39%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 74,220	$106,553
Ratio of expenses to average net assets	0.45%	0.45%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped	0.46%	0.46%
Ratio of net investment income (loss) to average net assets	0.44%	0.21%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.43%	0.20%
Portfolio turnover	17%	28%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Nasdaq-100 Index Fund–8

LVIP SSGA Nasdaq-100 Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Nasdaq-100 Index Fund Service Class
	Year Ended 12/31/22	2/18/21 [1] to 12/31/21

Net asset value, beginning of period	$ 11.752	$ 10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	0.017	(0.004)
Net realized and unrealized gain (loss)	(3.874)	1.916
Total from investment operations	(3.857)	1.912
Less dividends and distributions from:
Net investment income	(0.016)	(0.010)
Net realized gain	(0.144)	(0.150)
Total dividends and distributions	(0.160)	(0.160)
Net asset value, end of period	$ 7.735	$ 11.752
Total return[3]	(32.89%)	19.16%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 6,528	$ 9,470
Ratio of expenses to average net assets	0.70%	0.70%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped	0.71%	0.71%
Ratio of net investment income (loss) to average net assets	0.19%	(0.04%)
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.18%	(0.05%)
Portfolio turnover	17%	28%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Nasdaq-100 Index Fund–9

LVIP SSGA Nasdaq-100 Index Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Nasdaq-100 Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek an investment return that approximates as closely as practicable, before fees and expenses, the performance of U.S. common stocks, as represented by the Nasdaq-100® Index.
Nasdaq-100® and Nasdaq-100® Indexes are registered trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by Lincoln Investment Advisors Corporation. The Fund has not been passed on by the Corporations as to their legality or suitability. The Fund is not issued, endorsed, sold or promoted by the Corporations. The Corporations make no warranties and bear no liability with respect to the Fund.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022, and for all open tax years (years ended  December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual
LVIP SSGA Nasdaq-100 Index Fund–10

LVIP SSGA Nasdaq-100 Index Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
basis.   Taxable non-cash dividends are recorded as dividend income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.29% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.45% of the average daily net assets for the Standard Class and 0.70% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2022, LIAC has recouped $1,900 in previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2024	2025	Total
LIAC	$ 4,528	$ 10,963	$ 15,491
SSGA Funds Management, Inc. ("SSGA") is responsible for the day-to-day management of the Fund's investment portfolio. For these services, LIAC, not the Fund, pays SSGA a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$6,673
Legal	1,191
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services. For the year ended December 31, 2022, there were no fees paid by the Fund for these services.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 1,029
Management fees payable to LIAC	20,779
Distribution fees payable to LFD	1,451
Printing and mailing fees payable to Lincoln Life	205
Shareholder servicing fees payable to Lincoln Life	2,078
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP SSGA Nasdaq-100 Index Fund–11

LVIP SSGA Nasdaq-100 Index Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$19,740,091
Sales	15,247,930
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$ 98,620,176
Aggregate unrealized appreciation of investments and derivatives	$ 1,264,200
Aggregate unrealized depreciation of investments and derivatives	(19,331,777)
Net unrealized depreciation of investments and derivatives	$(18,067,577)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$80,135,415	$—	$—	$80,135,415
Money Market Fund	417,184	—	—	417,184
Total Investments	$80,552,599	$—	$—	$80,552,599
Derivatives:

Liabilities:
Futures Contract	$(44,284)	$—	$—	$(44,284)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and mark-to-market of futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
LVIP SSGA Nasdaq-100 Index Fund–12

LVIP SSGA Nasdaq-100 Index Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended	2/18/21* to
	12/31/22	12/31/21
Ordinary income	$1,450,655	$1,628,152
Long-term capital gains	345,472	—
Total	$1,796,127	$1,628,152

*	Date of commencement of operations.
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 3,180
Capital loss carryforward	(3,819,766)
Other temporary differences	1
Net unrealized depreciation	(18,067,577)
Distributable earnings/(accumulated loss)	$(21,884,162)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2022, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$1,094,089	$2,725,677	$3,819,766
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended	2/18/21 * to
	12/31/22	12/31/21
Shares sold:
Standard Class	2,196,315	11,132,416
Service Class	593,767	1,095,682
Shares reinvested:
Standard Class	200,999	131,018
Service Class	18,143	10,917
	3,009,224	12,370,033
Shares redeemed:
Standard Class	(1,866,754)	(2,207,101)
Service Class	(573,713)	(300,766)
	(2,440,467)	(2,507,867)
Net increase	568,757	9,862,166

*	Date of commencement of operations.
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $100,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Fund, is subject to an up-front fee of 0.10% of the sum
LVIP SSGA Nasdaq-100 Index Fund–13

LVIP SSGA Nasdaq-100 Index Fund
Notes to Financial Statements (continued)
 7. Line of Credit (continued)
of commitments. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2022, the Fund used futures contracts to facilitate investments in portfolio securities; as a cash management tool and to reduce transaction costs.
Fair values of derivative instruments as of December 31, 2022 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(44,284)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(618,429)	$(77,488)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$1,602,463	$—
LVIP SSGA Nasdaq-100 Index Fund–14

LVIP SSGA Nasdaq-100 Index Fund
Notes to Financial Statements (continued)
9. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Nasdaq-100 Index Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Nasdaq-100 Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA Nasdaq-100 Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended December 31, 2022 and the period from February 18, 2021 (commencement of operations) through December 31, 2021 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for the year ended December 31, 2022 and the period from February 18, 2021 (commencement of operations) through December 31, 2022, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP SSGA Nasdaq-100 Index Fund–16

LVIP SSGA Nasdaq-100 Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP SSGA Nasdaq-100 Index Fund–17

LVIP SSGA Nasdaq-100 Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters.
Performance. The Board reviewed the LVIP SSGA Nasdaq-100 Index Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Growth category and the NASDAQ 100 Total Return USD index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-year period. The Board considered that the Fund commenced operations on February 18, 2021, which provided a limited period of time to evaluate investment performance. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules, which contain breakpoints, and the average fees charged by SSGA to other clients with similar investment strategies as the Fund. The Board considered the subadvisory fee rates paid to SSGA were reduced effective May 1, 2021 by the addition of breakpoints, that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA Nasdaq-100 Index Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP SSGA Nasdaq-100 Index Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP SSGA Nasdaq-100 Index Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP SSGA Nasdaq-100 Index Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP SSGA Nasdaq-100 Index Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Nasdaq-100 Index Fund–23

LVIP SSGA S&P 500 Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP SSGA S&P 500 Index Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA S&P 500 Index Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned (18.31%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the S&P 500® Index1, returned (18.11%).
The US economy decelerated in 2022, with the S&P 500 sliding down in the first three quarters of 2022 and slightly rebounding in the fourth quarter.
In the first quarter, concerns over the Russia-Ukraine War and tighter monetary policy negatively affected the S&P 500. US consumer sentiment declined due to inflation rising to a 40-year high of 7.9%. The US Federal Reserve (the “Fed”) announced its first rate hike since 2018, raising the target rate by 0.25%. They also made it clear that further increases would be on the horizon. On the positive side, the US labor market remained robust with the February jobs report coming in much better than expected, wage growth increasing by 5.1% YoY, and the unemployment rate dropping to 3.8%.
Consumer sentiment continued to regress despite lower levels of unemployment and stronger wage growth. The Fed showed its commitment to bringing inflation under control by raising interest rates again. The higher rates resulted in house prices climbing and, conversely, the number of home sales decreasing.
US equities fell sharply for a third straight quarter in the third quarter. The brief market rebound that began in June fizzled in the back half of August as frightened investors saw inflation reach its highest levels since the early 1980s.
US equities trended upward in the fourth quarter but not nearly enough to salvage the damage of the first three quarters. Downward pressure on housing rent as well as nominal wage growth were two factors helping the market during this period.
Energy was the best performing sector in 2022, followed by Utilities sector. Communication Services, Consumer Discretionary and Information Technology were the worst three performing sectors heavily affected by increasing interest rates and consumer sentiment.
The Fund used index futures in order to manage liquidity and minimize transaction costs.
On an individual security level, the top positive contributors to the Fund’s performance on an absolute basis during the Reporting Period were Occidental Petroleum Corporation, Hess Corporation and Exxon Mobil Corporation. The top negative contributors to the Fund’s performance on an absolute basis during the Reporting Period were Generac Holdings Inc., Match Group Inc., and Align Technology Inc.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Keith Richardson
Karl Schneider
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA S&P 500 Index Fund Standard Class shares on 12/31/12. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $31,883. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $32,655. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 18.31%
Five Years	+ 9.15%
Ten Years	+ 12.29%
Service Class Shares
One Year	- 18.51%
Five Years	+ 8.88%
Ten Years	+ 12.01%

LVIP SSGA S&P 500 Index Fund–1

LVIP SSGA S&P 500 Index Fund
2022 Annual Report Commentary (unaudited) (continued)
1. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates ("SPDJI", and has been licensed for use by the investment adviser on behalf of the Fund. Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC ("S&P"); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the investment adviser on behalf of the Fund. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in the Fund nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.
LVIP SSGA S&P 500 Index Fund–2

LVIP SSGA S&P 500 Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,021.80	0.23%	$1.17
Service Class Shares	1,000.00	1,020.50	0.48%	2.44
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.00	0.23%	$1.17
Service Class Shares	1,000.00	1,022.80	0.48%	2.45

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSGA S&P 500 Index Fund–3

LVIP SSGA S&P 500 Index Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	98.77%
Aerospace & Defense	1.89%
Air Freight & Logistics	0.60%
Airlines	0.20%
Auto Components	0.11%
Automobiles	1.30%
Banks	3.79%
Beverages	1.92%
Biotechnology	2.44%
Building Products	0.44%
Capital Markets	3.09%
Chemicals	1.87%
Commercial Services & Supplies	0.49%
Communications Equipment	0.88%
Construction & Engineering	0.06%
Construction Materials	0.14%
Consumer Finance	0.51%
Containers & Packaging	0.27%
Distributors	0.15%
Diversified Financial Services	1.71%
Diversified Telecommunication Services	0.93%
Electric Utilities	2.06%
Electrical Equipment	0.58%
Electronic Equipment, Instruments & Components	0.63%
Energy Equipment & Services	0.43%
Entertainment	1.30%
Equity Real Estate Investment Trusts	2.59%
Food & Staples Retailing	1.53%
Food Products	1.19%
Gas Utilities	0.05%
Health Care Equipment & Supplies	2.77%
Health Care Providers & Services	3.65%
Hotels, Restaurants & Leisure	1.98%
Household Durables	0.33%
Household Products	1.56%
Independent Power and Renewable Electricity Producers	0.06%
Industrial Conglomerates	0.93%
Insurance	2.43%
Interactive Media & Services	3.93%
Internet & Direct Marketing Retail	2.41%
IT Services	4.41%
Leisure Products	0.02%
Life Sciences Tools & Services	1.92%
Machinery	1.86%
Media	0.78%
Security Type/Sector	Percentage of Net Assets
Metals & Mining	0.44%
Multiline Retail	0.47%
Multi-Utilities	0.88%
Oil, Gas & Consumable Fuels	4.73%
Personal Products	0.18%
Pharmaceuticals	4.81%
Professional Services	0.37%
Real Estate Management & Development	0.08%
Road & Rail	0.90%
Semiconductors & Semiconductor Equipment	5.04%
Software	8.25%
Specialty Retail	2.37%
Technology Hardware, Storage & Peripherals	6.21%
Textiles, Apparel & Luxury Goods	0.53%
Tobacco	0.74%
Trading Companies & Distributors	0.23%
Water Utilities	0.09%
Wireless Telecommunication Services	0.26%
Money Market Fund	1.04%
Total Investments	99.81%
Receivables and Other Assets Net of Liabilities	0.19%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Apple, Inc.	5.97%
Microsoft Corp.	5.49%
Amazon.com, Inc.	2.29%
Berkshire Hathaway, Inc. Class B	1.71%
Alphabet, Inc. Class A	1.62%
UnitedHealth Group, Inc.	1.52%
Alphabet, Inc. Class C	1.44%
Johnson & Johnson	1.42%
Exxon Mobil Corp.	1.40%
JPMorgan Chase & Co.	1.21%
Total	24.07%

IT–Information Technology

LVIP SSGA S&P 500 Index Fund–4

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
COMMON STOCK–98.77%
Aerospace & Defense–1.89%
†Boeing Co.	154,489	$ 29,428,610
General Dynamics Corp.	62,980	15,625,968
Howmet Aerospace, Inc.	103,860	4,093,123
Huntington Ingalls Industries, Inc.	10,500	2,422,140
L3Harris Technologies, Inc.	51,406	10,703,243
Lockheed Martin Corp.	64,502	31,379,578
Northrop Grumman Corp.	39,733	21,678,722
Raytheon Technologies Corp.	403,971	40,768,753
Textron, Inc.	60,322	4,270,797
TransDigm Group, Inc.	14,300	9,003,995
		169,374,929
Air Freight & Logistics–0.60%
CH Robinson Worldwide, Inc.	35,227	3,225,384
Expeditors International of Washington, Inc.	46,276	4,809,002
FedEx Corp.	64,803	11,223,880
United Parcel Service, Inc. Class B	199,524	34,685,252
		53,943,518
Airlines–0.20%
†Alaska Air Group, Inc.	35,900	1,541,546
†American Airlines Group, Inc.	169,900	2,161,128
†Delta Air Lines, Inc.	173,300	5,694,638
Southwest Airlines Co.	163,081	5,490,937
†United Airlines Holdings, Inc.	89,900	3,389,230
		18,277,479
Auto Components–0.11%
†Aptiv PLC	75,424	7,024,237
BorgWarner, Inc.	63,198	2,543,720
		9,567,957
Automobiles–1.30%
Ford Motor Co.	1,075,602	12,509,251
General Motors Co.	400,506	13,473,022
†Tesla, Inc.	736,200	90,685,116
		116,667,389
Banks–3.79%
Bank of America Corp.	1,925,901	63,785,841
Citigroup, Inc.	529,062	23,929,474
Citizens Financial Group, Inc.	131,700	5,185,029
Comerica, Inc.	36,852	2,463,556
Fifth Third Bancorp	188,367	6,180,321
First Republic Bank	49,000	5,972,610
Huntington Bancshares, Inc.	398,320	5,616,312
JPMorgan Chase & Co.	807,260	108,253,566
KeyCorp	255,494	4,450,706
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
M&T Bank Corp.	48,524	$ 7,038,892
PNC Financial Services Group, Inc.	112,546	17,775,515
Regions Financial Corp.	261,214	5,631,774
Signature Bank	16,600	1,912,652
†SVB Financial Group	16,100	3,705,254
Truist Financial Corp.	363,342	15,634,606
U.S. Bancorp	367,656	16,033,478
Wells Fargo & Co.	1,049,982	43,353,757
Zions Bancorp NA	42,242	2,076,617
		338,999,960
Beverages–1.92%
Brown-Forman Corp. Class B	48,650	3,195,332
Coca-Cola Co.	1,071,697	68,170,646
Constellation Brands, Inc. Class A	44,635	10,344,161
Keurig Dr Pepper, Inc.	232,200	8,280,252
Molson Coors Beverage Co. Class B	49,917	2,571,724
†Monster Beverage Corp.	102,951	10,452,615
PepsiCo, Inc.	379,375	68,537,888
		171,552,618
Biotechnology–2.44%
AbbVie, Inc.	484,849	78,356,447
Amgen, Inc.	147,057	38,623,050
†Biogen, Inc.	38,649	10,702,681
Gilead Sciences, Inc.	341,749	29,339,152
†Incyte Corp.	50,500	4,056,160
†Moderna, Inc.	90,200	16,201,724
†Regeneron Pharmaceuticals, Inc.	29,362	21,184,389
†Vertex Pharmaceuticals, Inc.	69,700	20,127,966
		218,591,569
Building Products–0.44%
A O Smith Corp.	34,400	1,969,056
Allegion PLC	23,725	2,497,294
Carrier Global Corp.	224,861	9,275,516
Johnson Controls International PLC	191,589	12,261,696
Masco Corp.	59,721	2,787,179
Trane Technologies PLC	63,375	10,652,704
		39,443,445
Capital Markets–3.09%
Ameriprise Financial, Inc.	30,082	9,366,632
Bank of New York Mellon Corp.	202,803	9,231,593
BlackRock, Inc.	41,191	29,189,178
Cboe Global Markets, Inc.	28,300	3,550,801
Charles Schwab Corp.	420,525	35,012,911
CME Group, Inc.	97,853	16,454,960
LVIP SSGA S&P 500 Index Fund–5

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
FactSet Research Systems, Inc.	10,300	$ 4,132,463
Franklin Resources, Inc.	78,456	2,069,669
Goldman Sachs Group, Inc.	92,786	31,860,857
Intercontinental Exchange, Inc.	151,630	15,555,722
Invesco Ltd.	124,739	2,244,055
MarketAxess Holdings, Inc.	10,300	2,872,567
Moody's Corp.	44,142	12,298,844
Morgan Stanley	365,988	31,116,300
MSCI, Inc.	22,300	10,373,291
Nasdaq, Inc.	94,731	5,811,747
Northern Trust Corp.	57,684	5,104,457
Raymond James Financial, Inc.	53,850	5,753,873
S&P Global, Inc.	91,137	30,525,427
State Street Corp.	100,190	7,771,738
T Rowe Price Group, Inc.	59,835	6,525,605
		276,822,690
Chemicals–1.87%
Air Products & Chemicals, Inc.	60,399	18,618,596
Albemarle Corp.	32,100	6,961,206
Celanese Corp.	29,800	3,046,752
CF Industries Holdings, Inc.	58,390	4,974,828
Corteva, Inc.	199,427	11,722,319
Dow, Inc.	200,027	10,079,361
DuPont de Nemours, Inc.	139,649	9,584,111
Eastman Chemical Co.	34,427	2,803,735
Ecolab, Inc.	67,857	9,877,265
FMC Corp.	34,401	4,293,245
International Flavors & Fragrances, Inc.	69,304	7,265,831
†Linde PLC	135,480	44,190,866
LyondellBasell Industries NV Class A	71,480	5,934,984
Mosaic Co.	99,547	4,367,127
PPG Industries, Inc.	64,156	8,066,975
Sherwin-Williams Co.	65,648	15,580,240
		167,367,441
Commercial Services & Supplies–0.49%
Cintas Corp.	24,008	10,842,493
†Copart, Inc.	116,000	7,063,240
Republic Services, Inc.	56,437	7,279,809
Rollins, Inc.	63,825	2,332,166
Waste Management, Inc.	103,771	16,279,594
		43,797,302
Communications Equipment–0.88%
†Arista Networks, Inc.	67,400	8,178,990
Cisco Systems, Inc.	1,133,324	53,991,555
†F5, Inc.	16,996	2,439,096
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Communications Equipment (continued)
Juniper Networks, Inc.	87,204	$ 2,787,040
Motorola Solutions, Inc.	45,902	11,829,405
		79,226,086
Construction & Engineering–0.06%
Quanta Services, Inc.	38,187	5,441,647
		5,441,647
Construction Materials–0.14%
Martin Marietta Materials, Inc.	17,300	5,846,881
Vulcan Materials Co.	36,763	6,437,569
		12,284,450
Consumer Finance–0.51%
American Express Co.	165,650	24,474,788
Capital One Financial Corp.	106,630	9,912,325
Discover Financial Services	76,311	7,465,505
Synchrony Financial	121,068	3,978,294
		45,830,912
Containers & Packaging–0.27%
Amcor PLC	420,508	5,008,250
Avery Dennison Corp.	22,543	4,080,283
Ball Corp.	87,356	4,467,386
International Paper Co.	95,201	3,296,811
Packaging Corp. of America	25,600	3,274,496
Sealed Air Corp.	39,697	1,980,086
Westrock Co.	70,618	2,482,929
		24,590,241
Distributors–0.15%
Genuine Parts Co.	39,141	6,791,355
LKQ Corp.	66,300	3,541,083
Pool Corp.	11,000	3,325,630
		13,658,068
Diversified Financial Services–1.71%
†Berkshire Hathaway, Inc. Class B	495,769	153,143,044
		153,143,044
Diversified Telecommunication Services–0.93%
AT&T, Inc.	1,954,940	35,990,446
†Lumen Technologies, Inc.	249,077	1,300,182
Verizon Communications, Inc.	1,157,258	45,595,965
		82,886,593
Electric Utilities–2.06%
Alliant Energy Corp.	67,200	3,710,112
American Electric Power Co., Inc.	140,778	13,366,871
Constellation Energy Corp.	90,918	7,838,041
Duke Energy Corp.	210,748	21,704,937

LVIP SSGA S&P 500 Index Fund–6

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electric Utilities (continued)
Edison International	104,704	$ 6,661,268
Entergy Corp.	55,272	6,218,100
Evergy, Inc.	61,899	3,895,304
Eversource Energy	95,074	7,971,004
Exelon Corp.	275,356	11,903,640
FirstEnergy Corp.	149,706	6,278,670
NextEra Energy, Inc.	544,432	45,514,515
NRG Energy, Inc.	64,855	2,063,686
†PG&E Corp.	439,800	7,151,148
Pinnacle West Capital Corp.	32,483	2,470,007
PPL Corp.	205,498	6,004,652
Southern Co.	300,626	21,467,703
Xcel Energy, Inc.	146,877	10,297,546
		184,517,204
Electrical Equipment–0.58%
AMETEK, Inc.	63,600	8,886,192
Eaton Corp. PLC	108,717	17,063,133
Emerson Electric Co.	162,330	15,593,420
†Generac Holdings, Inc.	17,200	1,731,352
Rockwell Automation, Inc.	32,290	8,316,935
		51,591,032
Electronic Equipment, Instruments & Components–0.63%
Amphenol Corp. Class A	162,964	12,408,079
CDW Corp.	37,300	6,661,034
Corning, Inc.	203,960	6,514,482
†Keysight Technologies, Inc.	49,400	8,450,858
TE Connectivity Ltd.	88,611	10,172,543
†Teledyne Technologies, Inc.	12,797	5,117,648
†Trimble, Inc.	68,500	3,463,360
†Zebra Technologies Corp. Class A	14,800	3,794,868
		56,582,872
Energy Equipment & Services–0.43%
Baker Hughes Co.	276,497	8,164,956
Halliburton Co.	246,937	9,716,971
Schlumberger Ltd.	391,673	20,938,839
		38,820,766
Entertainment–1.30%
Activision Blizzard, Inc.	194,600	14,896,630
Electronic Arts, Inc.	71,279	8,708,868
†Live Nation Entertainment, Inc.	36,400	2,538,536
†Netflix, Inc.	122,700	36,181,776
†Take-Two Interactive Software, Inc.	43,200	4,498,416
†Walt Disney Co.	502,335	43,642,865
†Warner Bros Discovery, Inc.	600,013	5,688,123
		116,155,214
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Equity Real Estate Investment Trusts–2.59%
Alexandria Real Estate Equities, Inc.	40,200	$ 5,855,934
American Tower Corp.	128,503	27,224,646
AvalonBay Communities, Inc.	38,748	6,258,577
Boston Properties, Inc.	38,512	2,602,641
Camden Property Trust	28,300	3,166,204
Crown Castle, Inc.	118,365	16,055,029
Digital Realty Trust, Inc.	76,900	7,710,763
Equinix, Inc.	25,542	16,730,776
Equity Residential	94,442	5,572,078
Essex Property Trust, Inc.	17,900	3,793,368
Extra Space Storage, Inc.	36,900	5,430,942
Federal Realty Investment Trust	20,400	2,061,216
Four Corners Property Trust, Inc.	1	26
Healthpeak Properties, Inc.	147,223	3,690,881
Host Hotels & Resorts, Inc.	191,051	3,066,368
Invitation Homes, Inc.	158,500	4,697,940
Iron Mountain, Inc.	78,200	3,898,270
Kimco Realty Corp.	170,245	3,605,789
Mid-America Apartment Communities, Inc.	31,600	4,960,884
Prologis, Inc.	254,622	28,703,538
Public Storage	43,751	12,258,593
Realty Income Corp.	173,900	11,030,477
Regency Centers Corp.	41,500	2,593,750
SBA Communications Corp.	29,600	8,297,176
Simon Property Group, Inc.	89,348	10,496,603
UDR, Inc.	77,700	3,009,321
Ventas, Inc.	108,695	4,896,710
VICI Properties, Inc.	260,200	8,430,480
Vornado Realty Trust	45,274	942,152
Welltower, Inc.	131,301	8,606,780
Weyerhaeuser Co.	195,607	6,063,817
		231,711,729
Food & Staples Retailing–1.53%
Costco Wholesale Corp.	121,948	55,669,262
Kroger Co.	178,246	7,946,207
Sysco Corp.	138,518	10,589,701
Walgreens Boots Alliance, Inc.	193,962	7,246,420
Walmart, Inc.	389,595	55,240,675
		136,692,265
Food Products–1.19%
Archer-Daniels-Midland Co.	152,423	14,152,476
Campbell Soup Co.	53,450	3,033,288
Conagra Brands, Inc.	130,752	5,060,102
General Mills, Inc.	165,212	13,853,026
Hershey Co.	40,230	9,316,061
Hormel Foods Corp.	75,672	3,446,860
J M Smucker Co.	29,447	4,666,172

LVIP SSGA S&P 500 Index Fund–7

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food Products (continued)
Kellogg Co.	68,877	$ 4,906,797
Kraft Heinz Co.	217,724	8,863,544
Lamb Weston Holdings, Inc.	38,300	3,422,488
McCormick & Co., Inc.	68,738	5,697,693
Mondelez International, Inc. Class A	375,908	25,054,268
Tyson Foods, Inc. Class A	78,950	4,914,637
		106,387,412
Gas Utilities–0.05%
Atmos Energy Corp.	37,600	4,213,832
		4,213,832
Health Care Equipment & Supplies–2.77%
Abbott Laboratories	480,280	52,729,941
†Align Technology, Inc.	20,100	4,239,090
Baxter International, Inc.	137,622	7,014,593
Becton Dickinson & Co.	78,013	19,838,706
†Boston Scientific Corp.	389,787	18,035,445
Cooper Cos., Inc.	13,500	4,464,045
DENTSPLY SIRONA, Inc.	61,975	1,973,284
†Dexcom, Inc.	107,200	12,139,328
†Edwards Lifesciences Corp.	170,848	12,746,969
†Hologic, Inc.	69,400	5,191,814
†IDEXX Laboratories, Inc.	22,800	9,301,488
†Intuitive Surgical, Inc.	97,507	25,873,483
Medtronic PLC	364,396	28,320,857
ResMed, Inc.	40,500	8,429,265
STERIS PLC	27,000	4,986,630
Stryker Corp.	92,012	22,496,014
Teleflex, Inc.	12,700	3,170,301
Zimmer Biomet Holdings, Inc.	57,590	7,342,725
		248,293,978
Health Care Providers & Services–3.65%
AmerisourceBergen Corp.	44,378	7,353,878
Cardinal Health, Inc.	70,461	5,416,337
†Centene Corp.	158,974	13,037,458
Cigna Corp.	83,402	27,634,419
CVS Health Corp.	362,242	33,757,332
†DaVita, Inc.	17,228	1,286,415
Elevance Health, Inc.	65,488	33,593,379
HCA Healthcare, Inc.	58,900	14,133,644
†Henry Schein, Inc.	36,900	2,947,203
Humana, Inc.	34,332	17,584,507
Laboratory Corp. of America Holdings	25,147	5,921,616
McKesson Corp.	39,494	14,814,989
†Molina Healthcare, Inc.	16,200	5,349,564
Quest Diagnostics, Inc.	32,211	5,039,089
UnitedHealth Group, Inc.	257,146	136,333,666
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
Universal Health Services, Inc. Class B	19,600	$ 2,761,444
		326,964,940
Hotels, Restaurants & Leisure–1.98%
†Booking Holdings, Inc.	10,575	21,311,586
†Caesars Entertainment, Inc.	60,100	2,500,160
†Carnival Corp.	275,991	2,224,487
†Chipotle Mexican Grill, Inc.	7,722	10,714,198
Darden Restaurants, Inc.	32,030	4,430,710
Domino's Pizza, Inc.	9,200	3,186,880
†Expedia Group, Inc.	40,749	3,569,612
Hilton Worldwide Holdings, Inc.	75,800	9,578,088
†Las Vegas Sands Corp.	94,800	4,557,036
Marriott International, Inc. Class A	75,327	11,215,437
McDonald's Corp.	201,818	53,185,098
MGM Resorts International	89,200	2,990,876
†Norwegian Cruise Line Holdings Ltd.	97,600	1,194,624
†Royal Caribbean Cruises Ltd.	63,100	3,119,033
Starbucks Corp.	313,506	31,099,795
†Wynn Resorts Ltd.	30,350	2,502,965
Yum! Brands, Inc.	78,424	10,044,546
		177,425,131
Household Durables–0.33%
DR Horton, Inc.	87,174	7,770,690
Garmin Ltd.	41,124	3,795,334
Lennar Corp. Class A	71,043	6,429,391
†Mohawk Industries, Inc.	14,700	1,502,634
Newell Brands, Inc.	88,503	1,157,619
†NVR, Inc.	860	3,966,819
PulteGroup, Inc.	59,041	2,688,137
Whirlpool Corp.	13,908	1,967,426
		29,278,050
Household Products–1.56%
Church & Dwight Co., Inc.	67,300	5,425,053
Clorox Co.	34,285	4,811,214
Colgate-Palmolive Co.	229,352	18,070,644
Kimberly-Clark Corp.	91,431	12,411,758
Procter & Gamble Co.	651,731	98,776,351
		139,495,020
Independent Power and Renewable Electricity Producers–0.06%
AES Corp.	180,215	5,182,983
		5,182,983
Industrial Conglomerates–0.93%
3M Co.	153,183	18,369,705
General Electric Co.	300,447	25,174,454

LVIP SSGA S&P 500 Index Fund–8

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Industrial Conglomerates (continued)
Honeywell International, Inc.	185,672	$ 39,789,510
		83,333,669
Insurance–2.43%
Aflac, Inc.	154,022	11,080,343
Allstate Corp.	74,672	10,125,523
American International Group, Inc.	202,544	12,808,883
Aon PLC Class A	58,154	17,454,342
†Arch Capital Group Ltd.	100,800	6,328,224
Arthur J Gallagher & Co.	57,100	10,765,634
Assurant, Inc.	15,216	1,902,913
Brown & Brown, Inc.	64,800	3,691,656
Chubb Ltd.	115,046	25,379,148
Cincinnati Financial Corp.	40,875	4,185,191
Everest Re Group Ltd.	10,600	3,511,462
Globe Life, Inc.	24,679	2,975,053
Hartford Financial Services Group, Inc.	85,789	6,505,380
✱Lincoln National Corp.	46,036	1,414,226
Loews Corp.	52,308	3,051,126
Marsh & McLennan Cos., Inc.	137,269	22,715,274
MetLife, Inc.	187,715	13,584,934
Principal Financial Group, Inc.	60,733	5,096,713
Progressive Corp.	159,918	20,742,964
Prudential Financial, Inc.	102,525	10,197,136
Travelers Cos., Inc.	66,206	12,412,963
W R Berkley Corp.	56,400	4,092,948
Willis Towers Watson PLC	30,001	7,337,645
		217,359,681
Interactive Media & Services–3.93%
†Alphabet, Inc. Class A	1,643,500	145,006,005
†Alphabet, Inc. Class C	1,456,960	129,276,061
†Match Group, Inc.	78,400	3,252,816
†Meta Platforms, Inc. Class A	616,500	74,189,610
		351,724,492
Internet & Direct Marketing Retail–2.41%
†Amazon.com, Inc.	2,441,660	205,099,440
eBay, Inc.	151,044	6,263,795
†Etsy, Inc.	35,600	4,264,168
		215,627,403
IT Services–4.41%
Accenture PLC Class A	172,567	46,047,778
†Akamai Technologies, Inc.	44,403	3,743,173
Automatic Data Processing, Inc.	113,468	27,102,966
Broadridge Financial Solutions, Inc.	31,800	4,265,334
Cognizant Technology Solutions Corp. Class A	142,816	8,167,647
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
†DXC Technology Co.	64,450	$ 1,707,925
†EPAM Systems, Inc.	15,900	5,211,066
Fidelity National Information Services, Inc.	166,589	11,303,064
†Fiserv, Inc.	174,824	17,669,462
†FleetCor Technologies, Inc.	21,500	3,949,120
†Gartner, Inc.	21,100	7,092,554
Global Payments, Inc.	77,445	7,691,837
International Business Machines Corp.	249,263	35,118,664
Jack Henry & Associates, Inc.	19,600	3,440,976
Mastercard, Inc. Class A	233,320	81,132,364
Paychex, Inc.	87,076	10,062,503
†PayPal Holdings, Inc.	314,544	22,401,824
†VeriSign, Inc.	24,687	5,071,697
Visa, Inc. Class A	450,028	93,497,817
		394,677,771
Leisure Products–0.02%
Hasbro, Inc.	36,884	2,250,293
		2,250,293
Life Sciences Tools & Services–1.92%
Agilent Technologies, Inc.	82,337	12,321,732
†Bio-Rad Laboratories, Inc. Class A	5,700	2,396,793
Bio-Techne Corp.	42,000	3,480,960
†Charles River Laboratories International, Inc.	13,500	2,941,650
Danaher Corp.	180,501	47,908,575
†Illumina, Inc.	42,600	8,613,720
†IQVIA Holdings, Inc.	52,100	10,674,769
†Mettler-Toledo International, Inc.	6,200	8,961,790
PerkinElmer, Inc.	34,375	4,820,063
Thermo Fisher Scientific, Inc.	107,553	59,228,362
†Waters Corp.	16,916	5,795,083
West Pharmaceutical Services, Inc.	20,600	4,848,210
		171,991,707
Machinery–1.86%
Caterpillar, Inc.	142,481	34,132,748
Cummins, Inc.	38,929	9,432,107
Deere & Co.	75,800	32,500,008
Dover Corp.	39,851	5,396,224
Fortive Corp.	98,271	6,313,912
IDEX Corp.	20,400	4,657,932
Illinois Tool Works, Inc.	77,619	17,099,466
Ingersoll Rand, Inc.	110,681	5,783,082
Nordson Corp.	15,100	3,589,572
Otis Worldwide Corp.	116,180	9,098,056

LVIP SSGA S&P 500 Index Fund–9

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
PACCAR, Inc.	96,355	$ 9,536,254
Parker-Hannifin Corp.	34,882	10,150,662
Pentair PLC	47,194	2,122,786
Snap-on, Inc.	14,275	3,261,695
Stanley Black & Decker, Inc.	40,440	3,037,853
Westinghouse Air Brake Technologies Corp.	51,009	5,091,208
Xylem, Inc.	49,273	5,448,116
		166,651,681
Media–0.78%
†Charter Communications, Inc. Class A	29,300	9,935,630
Comcast Corp. Class A	1,181,644	41,322,091
†DISH Network Corp. Class A	71,613	1,005,446
Fox Corp. Class A	130,485	3,878,799
Interpublic Group of Cos., Inc.	105,980	3,530,194
News Corp. Class A	150,890	2,755,366
Omnicom Group, Inc.	57,997	4,730,815
Paramount Global Class B	138,100	2,331,128
		69,489,469
Metals & Mining–0.44%
Freeport-McMoRan, Inc.	393,661	14,959,118
Newmont Corp.	216,732	10,229,750
Nucor Corp.	72,243	9,522,350
Steel Dynamics, Inc.	45,700	4,464,890
		39,176,108
Multiline Retail–0.47%
Dollar General Corp.	62,129	15,299,266
†Dollar Tree, Inc.	57,683	8,158,684
Target Corp.	125,838	18,754,895
		42,212,845
Multi-Utilities–0.88%
Ameren Corp.	70,201	6,242,273
CenterPoint Energy, Inc.	168,135	5,042,369
CMS Energy Corp.	78,638	4,980,144
Consolidated Edison, Inc.	96,812	9,227,152
Dominion Energy, Inc.	230,652	14,143,581
DTE Energy Co.	53,492	6,286,915
NiSource, Inc.	104,495	2,865,253
Public Service Enterprise Group, Inc.	135,589	8,307,538
Sempra Energy	85,388	13,195,861
WEC Energy Group, Inc.	87,258	8,181,310
		78,472,396
Oil, Gas & Consumable Fuels–4.73%
APA Corp.	94,726	4,421,810
Chevron Corp.	487,816	87,558,094
ConocoPhillips	341,252	40,267,736
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Coterra Energy, Inc.	221,396	$ 5,439,700
Devon Energy Corp.	179,014	11,011,151
Diamondback Energy, Inc.	49,000	6,702,220
EOG Resources, Inc.	160,202	20,749,363
EQT Corp.	101,100	3,420,213
Exxon Mobil Corp.	1,133,310	125,004,093
Hess Corp.	76,020	10,781,156
Kinder Morgan, Inc.	528,781	9,560,360
Marathon Oil Corp.	190,529	5,157,620
Marathon Petroleum Corp.	127,830	14,878,134
Occidental Petroleum Corp.	203,638	12,827,158
ONEOK, Inc.	120,877	7,941,619
Phillips 66	130,671	13,600,238
Pioneer Natural Resources Co.	65,214	14,894,225
Targa Resources Corp.	61,900	4,549,650
Valero Energy Corp.	105,045	13,326,009
Williams Cos., Inc.	330,718	10,880,622
		422,971,171
Personal Products–0.18%
Estee Lauder Cos., Inc. Class A	63,367	15,721,986
		15,721,986
Pharmaceuticals–4.81%
Bristol-Myers Squibb Co.	581,066	41,807,699
†Catalent, Inc.	49,100	2,209,991
Eli Lilly & Co.	216,228	79,104,851
Johnson & Johnson	719,481	127,096,319
Merck & Co., Inc.	695,181	77,130,332
Organon & Co.	67,138	1,875,164
Pfizer, Inc.	1,539,148	78,865,943
Viatris, Inc.	330,151	3,674,581
Zoetis, Inc.	128,721	18,864,063
		430,628,943
Professional Services–0.37%
†CoStar Group, Inc.	113,000	8,732,640
Equifax, Inc.	33,818	6,572,867
Jacobs Solutions, Inc.	35,034	4,206,532
Leidos Holdings, Inc.	38,000	3,997,220
Robert Half International, Inc.	29,417	2,171,857
Verisk Analytics, Inc.	42,900	7,568,418
		33,249,534
Real Estate Management & Development–0.08%
†CBRE Group, Inc. Class A	90,476	6,963,033
		6,963,033
Road & Rail–0.90%
CSX Corp.	590,612	18,297,160

LVIP SSGA S&P 500 Index Fund–10

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Road & Rail (continued)
JB Hunt Transport Services, Inc.	22,500	$ 3,923,100
Norfolk Southern Corp.	64,732	15,951,259
Old Dominion Freight Line, Inc.	25,500	7,236,390
Union Pacific Corp.	168,302	34,850,295
		80,258,204
Semiconductors & Semiconductor Equipment–5.04%
†Advanced Micro Devices, Inc.	440,183	28,510,653
Analog Devices, Inc.	143,123	23,476,466
Applied Materials, Inc.	239,953	23,366,623
Broadcom, Inc.	110,885	61,999,130
†Enphase Energy, Inc.	37,100	9,830,016
†First Solar, Inc.	26,600	3,984,414
Intel Corp.	1,138,228	30,083,366
KLA Corp.	38,821	14,636,682
Lam Research Corp.	37,950	15,950,385
Microchip Technology, Inc.	152,706	10,727,596
Micron Technology, Inc.	305,759	15,281,835
Monolithic Power Systems, Inc.	11,800	4,172,598
NVIDIA Corp.	685,240	100,140,974
NXP Semiconductors NV	72,300	11,425,569
†ON Semiconductor Corp.	117,300	7,316,001
†Qorvo, Inc.	30,500	2,764,520
QUALCOMM, Inc.	309,024	33,974,098
Skyworks Solutions, Inc.	41,500	3,781,895
†SolarEdge Technologies, Inc.	15,700	4,447,339
Teradyne, Inc.	41,100	3,590,085
Texas Instruments, Inc.	250,524	41,391,575
		450,851,820
Software–8.25%
†Adobe, Inc.	128,800	43,345,064
†ANSYS, Inc.	24,200	5,846,478
†Autodesk, Inc.	59,703	11,156,699
†Cadence Design Systems, Inc.	75,600	12,144,384
†Ceridian HCM Holding, Inc.	43,600	2,796,940
†Fortinet, Inc.	176,300	8,619,307
Gen Digital, Inc.	155,325	3,328,615
Intuit, Inc.	76,840	29,907,665
Microsoft Corp.	2,050,288	491,700,068
Oracle Corp.	423,678	34,631,440
†Paycom Software, Inc.	13,500	4,189,185
†PTC, Inc.	28,000	3,361,120
Roper Technologies, Inc.	28,764	12,428,637
†Salesforce, Inc.	275,636	36,546,577
†ServiceNow, Inc.	55,800	21,665,466
†Synopsys, Inc.	41,800	13,346,322
†Tyler Technologies, Inc.	11,000	3,546,510
		738,560,477
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail–2.37%
Advance Auto Parts, Inc.	17,200	$ 2,528,916
†AutoZone, Inc.	5,427	13,383,959
Bath & Body Works, Inc.	69,243	2,917,900
Best Buy Co., Inc.	52,077	4,177,096
†CarMax, Inc.	45,009	2,740,598
Home Depot, Inc.	280,685	88,657,164
Lowe's Cos., Inc.	169,997	33,870,202
†O'Reilly Automotive, Inc.	17,057	14,396,620
Ross Stores, Inc.	96,226	11,168,952
TJX Cos., Inc.	319,592	25,439,523
Tractor Supply Co.	30,800	6,929,076
†Ulta Beauty, Inc.	13,600	6,379,352
		212,589,358
Technology Hardware, Storage & Peripherals–6.21%
Apple, Inc.	4,112,756	534,370,386
Hewlett Packard Enterprise Co.	358,376	5,719,681
HP, Inc.	248,776	6,684,611
NetApp, Inc.	61,143	3,672,248
Seagate Technology Holdings PLC	54,072	2,844,728
†Western Digital Corp.	84,334	2,660,738
		555,952,392
Textiles, Apparel & Luxury Goods–0.53%
NIKE, Inc. Class B	346,068	40,493,416
Ralph Lauren Corp.	13,872	1,465,854
Tapestry, Inc.	70,334	2,678,319
VF Corp.	89,252	2,464,248
		47,101,837
Tobacco–0.74%
Altria Group, Inc.	495,201	22,635,638
Philip Morris International, Inc.	427,116	43,228,410
		65,864,048
Trading Companies & Distributors–0.23%
Fastenal Co.	152,006	7,192,924
†United Rentals, Inc.	18,700	6,646,354
WW Grainger, Inc.	11,953	6,648,856
		20,488,134
Water Utilities–0.09%
American Water Works Co., Inc.	50,300	7,666,726
		7,666,726
Wireless Telecommunication Services–0.26%
†T-Mobile U.S., Inc.	164,815	23,074,100
		23,074,100
Total Common Stock (Cost $3,302,973,130)		8,839,689,044

LVIP SSGA S&P 500 Index Fund–11

LVIP SSGA S&P 500 Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–1.04%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 4.12%)	93,249,384	$ 93,249,384
Total Money Market Fund (Cost $93,249,384)		93,249,384

TOTAL INVESTMENTS–99.81% (Cost $3,396,222,514)	8,932,938,428
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.19%	16,807,350
NET ASSETS APPLICABLE TO 409,723,607 SHARES OUTSTANDING–100.00%	$8,949,745,778
NET ASSET VALUE PER SHARE–LVIP SSGA S&P 500 INDEX FUND STANDARD CLASS ($7,219,554,140 / 330,423,526 Shares)	$21.849
NET ASSET VALUE PER SHARE–LVIP SSGA S&P 500 INDEX FUND SERVICE CLASS ($1,730,191,638 / 79,300,081 Shares)	$21.818
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$3,276,454,621
Distributable earnings/(accumulated loss)	5,673,291,157
TOTAL NET ASSETS	$8,949,745,778

† Non-income producing.
✱ Considered an affiliated investment. See Note 3 in “Notes.”
★ Includes $5,565,000 cash collateral held at broker for futures contracts, $1,424,444 payable for fund shares redeemed, $508,130 other accrued expenses payable, $1,887,754 due to manager and affiliates, $282,202 variation margin due to broker on futures contracts and $31,755 payable for audit fee as of December 31, 2022.

The following futures contracts were outstanding at December 31, 2022:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
525	E-mini S&P 500 Index	$101,351,250	$104,558,919	3/17/23	$—	$(3,207,669)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022.

Summary of Abbreviations:
IT–Information Technology
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA S&P 500 Index Fund–12

LVIP SSGA S&P 500 Index Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 154,685,253
Dividends from affiliated investments	84,980
Foreign taxes withheld	(36,834)
154,733,399
EXPENSES:
Management fees	15,982,045
Distribution fees-Service Class	4,622,000
Shareholder servicing fees	2,787,996
Accounting and administration expenses	1,744,374
Index fees	980,452
Trustees’ fees and expenses	319,179
Professional fees	235,753
Reports and statements to shareholders	101,522
Custodian fees	45,772
Consulting fees	9,324
Pricing fees	8,791
Other	190,118
27,027,326
Less:
Management fees waived	(19,998)
Total operating expenses	27,007,328
NET INVESTMENT INCOME	127,726,071
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	224,138
Sale of unaffiliated investments	264,022,055
Futures contracts	(16,220,029)
Net realized gain	248,026,164
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(1,934,613)
Unaffiliated investments	(2,421,799,747)
Futures contracts	(5,039,467)
Net change in unrealized appreciation (depreciation)	(2,428,773,827)
NET REALIZED AND UNREALIZED LOSS	(2,180,747,663)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,053,021,592)
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA S&P 500 Index Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 127,726,071	$ 118,882,824
Net realized gain	248,026,164	891,735,331
Net change in unrealized appreciation (depreciation)	(2,428,773,827)	1,675,086,790
Net increase (decrease) in net assets resulting from operations	(2,053,021,592)	2,685,704,945
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(798,812,033)	(246,984,254)
Service Class	(187,784,343)	(52,689,120)
	(986,596,376)	(299,673,374)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	659,728,266	413,903,151
Service Class	242,183,580	233,506,824
Reinvestment of dividends and distributions:
Standard Class	798,812,033	246,984,254
Service Class	187,784,343	52,689,120
	1,888,508,222	947,083,349
Cost of shares redeemed:
Standard Class	(1,034,136,689)	(1,875,234,318)
Service Class	(284,055,686)	(320,379,237)
	(1,318,192,375)	(2,195,613,555)
Increase (decrease) in net assets derived from capital share transactions	570,315,847	(1,248,530,206)
NET INCREASE (DECREASE) IN NET ASSETS	(2,469,302,121)	1,137,501,365
NET ASSETS:
Beginning of year	11,419,047,899	10,281,546,534
End of year	$ 8,949,745,778	$11,419,047,899
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA S&P 500 Index Fund–13

LVIP SSGA S&P 500 Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA S&P 500 Index Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 30.085	$ 24.087	$ 20.989	$ 16.898	$ 18.385
Income (loss) from investment operations:
Net investment income[1]	0.349	0.314	0.330	0.343	0.320
Net realized and unrealized gain (loss)	(5.904)	6.493	3.424	4.863	(1.110)
Total from investment operations	(5.555)	6.807	3.754	5.206	(0.790)
Less dividends and distributions from:
Net investment income	(0.353)	(0.357)	(0.350)	(0.334)	(0.349)
Net realized gain	(2.328)	(0.452)	(0.306)	(0.781)	(0.348)
Total dividends and distributions	(2.681)	(0.809)	(0.656)	(1.115)	(0.697)
Net asset value, end of period	$ 21.849	$ 30.085	$ 24.087	$ 20.989	$ 16.898
Total return[2]	(18.31%)	28.42%	18.03%	31.20%	(4.64%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,219,554	$9,250,241	$8,511,057	$7,701,580	$5,750,684
Ratio of expenses to average net assets	0.23%	0.23%	0.23%	0.23%	0.24%
Ratio of net investment income to average net assets	1.38%	1.15%	1.58%	1.76%	1.69%
Portfolio turnover	2%	2%	7%	3%	3%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA S&P 500 Index Fund–14

LVIP SSGA S&P 500 Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA S&P 500 Index Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 30.051	$ 24.065	$ 20.977	$ 16.894	$ 18.378
Income (loss) from investment operations:
Net investment income[1]	0.284	0.246	0.277	0.294	0.272
Net realized and unrealized gain (loss)	(5.895)	6.481	3.414	4.857	(1.107)
Total from investment operations	(5.611)	6.727	3.691	5.151	(0.835)
Less dividends and distributions from:
Net investment income	(0.294)	(0.289)	(0.297)	(0.287)	(0.301)
Net realized gain	(2.328)	(0.452)	(0.306)	(0.781)	(0.348)
Total dividends and distributions	(2.622)	(0.741)	(0.603)	(1.068)	(0.649)
Net asset value, end of period	$ 21.818	$ 30.051	$ 24.065	$ 20.977	$ 16.894
Total return[2]	(18.51%)	28.10%	17.74%	30.87%	(4.88%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,730,192	$2,168,807	$1,770,490	$1,523,447	$1,155,288
Ratio of expenses to average net assets	0.48%	0.48%	0.48%	0.48%	0.49%
Ratio of net investment income to average net assets	1.13%	0.90%	1.33%	1.51%	1.44%
Portfolio turnover	2%	2%	7%	3%	3%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA S&P 500 Index Fund–15

LVIP SSGA S&P 500 Index Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is as a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA S&P 500 Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500® Index.
The S&P 500® Index is a product of S&P Dow Jones Indices LLC or its affiliates ("SPDJI", and has been licensed for use by the investment adviser on behalf of the Fund. Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC ("S&P"); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the investment adviser on behalf of the Fund. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates and none of such parties make any representation regarding the advisability of investing in the Fund nor do they have any liability for any errors, omissions, or interruptions of the S&P 500® Index.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Short-term debt securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign
LVIP SSGA S&P 500 Index Fund–16

LVIP SSGA S&P 500 Index Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2022.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.24% of the first $500 million of the Fund’s average daily net assets; 0.20% of the next $500 million; and 0.16% of the Fund’s average daily net assets in excess of $1 billion.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.002% of the first $1 Billion of the Fund's average daily net assets.   The agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$690,385
Legal	124,393
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $21,557 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets
LVIP SSGA S&P 500 Index Fund–17

LVIP SSGA S&P 500 Index Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$1,287,734
Distribution fees payable to LFD	375,547
Shareholder servicing fees payable to Lincoln Life	224,473
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
EQUITY INVESTMENT-0.02%@
Insurance-0.02% @
Lincoln National Corp.	$3,463,239	$—	$338,538	$224,138	$(1,934,613)	$1,414,226	46,036	$84,980	$—

@ As a percentage of Net Assets as of December 31, 2022.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$193,305,914
Sales	513,641,023
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$3,491,840,850
Aggregate unrealized appreciation of investments and derivatives	$5,688,556,244
Aggregate unrealized depreciation of investments and derivatives	(247,458,666)
Net unrealized appreciation of investments and derivatives	$5,441,097,578
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
LVIP SSGA S&P 500 Index Fund–18

LVIP SSGA S&P 500 Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$8,839,689,044	$—	$—	$8,839,689,044
Money Market Fund	93,249,384	—	—	93,249,384
Total Investments	$8,932,938,428	$—	$—	$8,932,938,428
Derivatives:

Liabilities:
Futures Contract	$(3,207,669)	$—	$—	$(3,207,669)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$127,613,788	$155,929,296
Long-term capital gains	858,982,588	143,744,078
Total	$986,596,376	$299,673,374
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 232,193,580
Other temporary differences	(1)
Net unrealized appreciation	5,441,097,578
Distributable earnings/(accumulated loss)	$5,673,291,157
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
At December 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.
LVIP SSGA S&P 500 Index Fund–19

LVIP SSGA S&P 500 Index Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	26,376,214	15,025,745
Service Class	9,578,195	8,483,803
Shares reinvested:
Standard Class	36,680,149	8,545,659
Service Class	8,657,769	1,828,219
	81,292,327	33,883,426
Shares redeemed:
Standard Class	(40,100,616)	(69,450,826)
Service Class	(11,107,420)	(11,712,053)
	(51,208,036)	(81,162,879)
Net increase (decrease)	30,084,291	(47,279,453)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $100,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Fund, is subject to an up-front fee of 0.10% of the sum of commitments. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2022, the Fund used futures contracts to facilitate investments in portfolio securities; as a cash management tool and to reduce transaction costs.
Fair values of derivative instruments as of December 31, 2022 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(3,207,669)
LVIP SSGA S&P 500 Index Fund–20

LVIP SSGA S&P 500 Index Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(16,220,029)	$(5,039,467)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$90,895,973	$—
9. Risk Factors
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2022. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
LVIP SSGA S&P 500 Index Fund–21

LVIP SSGA S&P 500 Index Fund
Notes to Financial Statements (continued)
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA S&P 500 Index Fund–22

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA S&P 500 Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA S&P 500 Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP SSGA S&P 500 Index Fund–23

LVIP SSGA S&P 500 Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was the same as the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP SSGA S&P 500 Index Fund–24

LVIP SSGA S&P 500 Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver on assets up to $1 billion for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters.
Performance. The Board reviewed the LVIP SSGA S&P 500 Index Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Blend funds category and the S&P 500 Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the return of the benchmark index for the one-year period, the same as the return of the Morningstar peer group median and below the return of the benchmark index for the three- and five-year periods and within range of the return of the Morningstar peer group median and below the return of the benchmark index for the ten-year period. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules, which contain breakpoints, and the average fees charged by SSGA to other clients with similar investment strategies as the Fund. The Board considered the subadvisory fee rates paid to SSGA were reduced effective May 1, 2021 by the addition of breakpoints, that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA S&P 500 Index Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP SSGA S&P 500 Index Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP SSGA S&P 500 Index Fund–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP SSGA S&P 500 Index Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP SSGA S&P 500 Index Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA S&P 500 Index Fund–30

LVIP SSGA Short-Term Bond Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP SSGA Short-Term Bond Index Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Short-Term Bond Index Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned (3.45%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the Bloomberg U.S. 1-3 Year Corporate Bond Index1, returned (3.32%).
As we look back on 2022, there were some things no one could predict, like the war in Ukraine, whose impact on fixed income markets was mostly limited to emerging markets and global indices. Maybe most surprising was the evolution of the inflation and interest rate story:  at the start of the year, markets were pricing in three 25bp hikes for the entire year. By the end of the first quarter, this was increased to 8-9 hikes.  In reality, throughout 2022 the U.S. Federal Reserve (the “Fed”) hiked rates by a total of 4.25%. The Fed made good on their claims that they would stop at nothing to curb inflation, delivering multiple 75 bps hikes in a row after inflation peaked at 9.1% in June. To their credit, inflation has come down to 7.1% in November, but this is still well away from their 2% target.
Complicating matters is the job market, which remains strong despite attempts by the Fed to depress wages and increase unemployment (wage growth has been a major factor in persistent inflation.)  Though monthly payroll numbers have come down quite a bit during the year after posting an increase of 714k in February, we still saw a reading of 223k in December which can be considered strong, especially given the circumstances.  Unemployment was on a downward trajectory for most of the year, much to the Fed’s chagrin, ending the year at 3.5% from January’s high of 4.0%. Similarly strong was business activity within the services sector especially, only retreating in December when data came out as contractionary.  The manufacturing sector, on the other hand, was quicker to ease as supply-chain bottlenecks leftover from 2020 and 2021 broke up, thus reducing price pressures.
The fixed income markets responded violently to the Fed’s aggressive hiking cycle. U.S. Treasury yields surged, albeit unevenly, resulting in a curve inversion in June that deepened throughout the second half of the year – a telltale sign of impending recession.  The spread between 2Y and 10Y yields widened as much as -84bps at one point, though by year end the inversion moderated slightly to -55bps.  Ten year yields peaked at 4.24% in Q4, up 2.75% from 2021 year end.  In the credit space, the Bloomberg U.S. Corporate Bond Index2 widened by as much as 75 bps.  These increases in yields and yield spreads meant that bonds had one of their worst years in history, with all major US indices posting negative returns for the majority of the twelve months.
Any small deviations in performance can be attributed to misweights due to our sampling process as well as effects from trading.
As this is an indexed Fund, primary factors that affected markets also affected the Fund’s performance. The main macroeconomic factor that contributed to Fund performance was the Fed’s aggressive rate hiking cycle as a response to elevated inflation. All major US bond indices experienced negative returns during the year, however those that contained Treasuries were hit hardest due to persistent volatility with the sector.  Investment grade corporate bonds, though supported by strong technicals and consistent issuance, also experienced volatility amid inflationary concerns.  Shorter dated bonds performed better than longer-dated bonds as they experienced less duration risk.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Brunell
Christopher DiStefano
David Marchetti
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/1/18 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Short-Term Bond Index Fund shares on 5/1/18 (commencement of operations). As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,595 for the Standard Class shares and to $10,473 for the Service Class shares. For comparison, look at how the Bloomberg U.S. 1-3 Year Corporate Bond Index did over the same period. The same $10,000 investment would have increased to $10,749. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP SSGA Short-Term Bond Index Fund–1

LVIP SSGA Short-Term Bond Index Fund
2022 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 3.45%
Inception (5/1/18)	+ 1.25%
Service Class Shares
One Year	- 3.69%
Inception (5/1/18)	+ 1.00%
1.The Bloomberg U.S. 1-3 Year Corporate Bond Index is sponsored by Bloomberg Index Services Limited (the “Index Provider”), which is not affiliated with the Fund, the Adviser, or the subadviser. The Index Provider determines the composition of the Index, relative weightings of the securities in the Index, and publishes information regarding the market value of the Index.
2.The Bloomberg US Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market.  It includes USD denominated securities publicly issued by US and non-US industrial, utility and financial issuers.
LVIP SSGA Short-Term Bond Index Fund–2

LVIP SSGA Short-Term Bond Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,000.10	0.36%	$1.81
Service Class Shares	1,000.00	998.90	0.61%	3.07
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.40	0.36%	$1.84
Service Class Shares	1,000.00	1,022.10	0.61%	3.11

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSGA Short-Term Bond Index Fund–3

LVIP SSGA Short-Term Bond Index Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Corporate Bonds	98.80%
Advertising	0.18%
Aerospace & Defense	1.31%
Agriculture	1.31%
Airlines	0.09%
Apparel	0.34%
Auto Manufacturers	3.71%
Auto Parts & Equipment	0.22%
Banks	36.41%
Beverages	0.71%
Biotechnology	0.84%
Building Materials	0.41%
Chemicals	0.68%
Commercial Services	0.90%
Computers	2.66%
Cosmetics & Personal Care	0.54%
Distribution/Wholesale	0.05%
Diversified Financial Services	5.48%
Electric	4.49%
Electronics	0.53%
Entertainment	0.45%
Environmental Control	0.17%
Food	0.95%
Forest Products & Paper	0.22%
Gas	0.50%
Health Care Products	1.12%
Health Care Services	1.97%
Home Builders	0.31%
Insurance	1.09%
Internet	1.91%
Investment Companies	1.08%
Iron & Steel	0.31%
Leisure Time	0.17%
Lodging	0.22%
Machinery Construction & Mining	0.89%
Machinery Diversified	1.27%
Media	1.79%
Mining	0.13%
Miscellaneous Manufacturing	0.70%
Office Business Equipment	0.22%
Oil & Gas	2.71%
Oil & Gas Services	0.12%
Packaging & Containers	0.31%
Pharmaceuticals	4.31%
Pipelines	2.85%
Private Equity	0.13%
Security Type/Sector	Percentage of Net Assets
Real Estate Investment Trusts	2.97%
Retail	1.83%
Semiconductors	1.93%
Software	2.69%
Telecommunications	1.42%
Toys Games Hobby	0.13%
Transportation	1.07%
Supranational Banks	0.27%
Money Market Fund	2.31%
Total Investments	101.38%
Liabilities Net of Receivables and Other Assets	(1.38%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Credit Quality Ratings (as a % of fixed income investments)#
AAA	2.04%
AA	17.58%
A	45.67%
BBB	34.71%
Total	100.00%

#	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP SSGA Short-Term Bond Index Fund–4

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets
December 31, 2022
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS–98.80%
Advertising–0.18%
Omnicom Group, Inc./Omnicom Capital, Inc. 3.65% 11/1/24	500,000	$ 490,207
		490,207
Aerospace & Defense–1.31%
Boeing Co.
1.43% 2/4/24	750,000	718,730
1.95% 2/1/24	250,000	240,839
4.88% 5/1/25	1,000,000	992,343
General Dynamics Corp.
3.25% 4/1/25	250,000	242,239
3.50% 5/15/25	500,000	487,106
Northrop Grumman Corp. 2.93% 1/15/25	350,000	335,650
Raytheon Technologies Corp.
3.20% 3/15/24	250,000	245,134
3.95% 8/16/25	250,000	244,235
		3,506,276
Agriculture–1.31%
Altria Group, Inc.
2.35% 5/6/25	350,000	329,669
4.00% 1/31/24	350,000	346,470
BAT Capital Corp. 3.22% 8/15/24	700,000	674,021
Bunge Ltd. Finance Corp. 1.63% 8/17/25	350,000	318,721
Philip Morris International, Inc.
1.13% 5/1/23	285,000	281,465
1.50% 5/1/25	350,000	323,994
2.88% 5/1/24	250,000	242,589
3.38% 8/11/25	250,000	240,093
5.00% 11/17/25	120,000	120,539
5.13% 11/15/24	125,000	125,165
Reynolds American, Inc.
4.45% 6/12/25	250,000	244,564
4.85% 9/15/23	250,000	249,453
		3,496,743
Airlines–0.09%
Southwest Airlines Co. 5.25% 5/4/25	250,000	250,929
		250,929
Apparel–0.34%
NIKE, Inc. 2.40% 3/27/25	350,000	334,299
PVH Corp. 4.63% 7/10/25	250,000	241,403
Ralph Lauren Corp. 3.75% 9/15/25	350,000	339,932
		915,634
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Auto Manufacturers–3.71%
American Honda Finance Corp.
0.75% 8/9/24	500,000	$ 467,431
1.00% 9/10/25	350,000	315,692
1.20% 7/8/25	500,000	457,024
1.50% 1/13/25	200,000	187,119
3.55% 1/12/24	250,000	246,569
General Motors Financial Co., Inc.
1.05% 3/8/24	895,000	849,895
1.20% 10/15/24	235,000	217,555
2.75% 6/20/25	500,000	468,049
2.90% 2/26/25	250,000	236,789
3.80% 4/7/25	95,000	91,703
4.30% 7/13/25	250,000	242,117
4.35% 4/9/25	250,000	243,206
6.05% 10/10/25	950,000	966,286
Honda Motor Co. Ltd. 2.27% 3/10/25	335,000	317,001
PACCAR Financial Corp.
0.35% 2/2/24	80,000	76,100
0.50% 8/9/24	140,000	130,376
0.90% 11/8/24	100,000	93,166
2.85% 4/7/25	200,000	191,837
3.15% 6/13/24	60,000	58,585
3.55% 8/11/25	350,000	339,204
4.95% 10/3/25	100,000	100,443
Toyota Motor Corp. 0.68% 3/25/24	300,000	284,566
Toyota Motor Credit Corp.
0.45% 1/11/24	350,000	334,813
0.50% 6/18/24	250,000	234,534
0.63% 9/13/24	440,000	409,460
0.80% 10/16/25	350,000	313,337
1.45% 1/13/25	150,000	140,444
1.80% 2/13/25	250,000	234,921
2.50% 3/22/24	110,000	106,686
3.00% 4/1/25	500,000	480,126
3.65% 8/18/25	500,000	485,812
3.95% 6/30/25	175,000	171,318
4.40% 9/20/24	250,000	247,642
5.40% 11/10/25	200,000	203,076
		9,942,882
Auto Parts & Equipment–0.22%
Magna International, Inc.
3.63% 6/15/24	250,000	244,352
4.15% 10/1/25	350,000	341,494
		585,846
Banks–36.41%
Australia & New Zealand Banking Group Ltd. 3.70% 11/16/25	250,000	242,529
LVIP SSGA Short-Term Bond Index Fund–5

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Banco Bilbao Vizcaya Argentaria SA
1.13% 9/18/25	250,000	$ 223,302
μ5.86% 9/14/26	200,000	199,938
Banco Santander SA
2.71% 6/27/24	500,000	479,778
2.75% 5/28/25	350,000	327,562
3.50% 3/24/25	200,000	192,588
3.89% 5/24/24	200,000	195,788
5.15% 8/18/25	450,000	445,019
5.18% 11/19/25	250,000	245,919
Bank of America Corp.
μ0.98% 4/22/25	700,000	656,288
μ0.98% 9/25/25	500,000	460,188
μ1.32% 6/19/26	1,250,000	1,125,619
μ1.49% 5/19/24	450,000	442,942
μ1.53% 12/6/25	400,000	368,920
μ1.84% 2/4/25	400,000	383,508
μ2.02% 2/13/26	250,000	232,055
μ2.46% 10/22/25	500,000	472,429
μ3.37% 1/23/26	500,000	476,741
μ3.38% 4/2/26	600,000	573,023
μ3.46% 3/15/25	750,000	730,092
μ3.84% 4/25/25	1,000,000	976,324
3.88% 8/1/25	1,100,000	1,070,731
3.95% 4/21/25	250,000	243,302
4.00% 1/22/25	500,000	489,380
4.13% 1/22/24	250,000	247,847
4.20% 8/26/24	250,000	246,132
μ4.83% 7/22/26	500,000	494,157
Bank of Montreal
0.63% 7/9/24	1,180,000	1,102,757
1.50% 1/10/25	395,000	368,436
2.15% 3/8/24	300,000	290,239
3.70% 6/7/25	205,000	198,923
4.25% 9/14/24	200,000	197,336
Bank of New York Mellon Corp.
0.50% 4/26/24	500,000	471,823
0.85% 10/25/24	400,000	372,531
3.35% 4/25/25	250,000	242,014
μ3.43% 6/13/25	250,000	244,420
μ4.41% 7/24/26	595,000	585,929
Bank of Nova Scotia
0.65% 7/31/24	420,000	391,551
0.70% 4/15/24	250,000	236,258
1.45% 1/10/25	190,000	176,704
2.44% 3/11/24	200,000	193,093
3.40% 2/11/24	500,000	491,722
3.45% 4/11/25	650,000	625,519
4.50% 12/16/25	250,000	245,011
5.25% 12/6/24	210,000	210,388
Barclays PLC
μ2.85% 5/7/26	350,000	325,229
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Barclays PLC (continued)
3.65% 3/16/25	250,000	$ 240,161
μ3.93% 5/7/25	750,000	727,303
μ5.30% 8/9/26	350,000	347,384
μ7.33% 11/2/26	500,000	517,898
BNP Paribas SA 4.25% 10/15/24	250,000	244,434
BPCE SA 4.00% 4/15/24	350,000	344,084
Canadian Imperial Bank of Commerce
0.95% 10/23/25	250,000	224,656
1.00% 10/18/24	380,000	354,392
2.25% 1/28/25	250,000	235,933
3.10% 4/2/24	250,000	243,955
3.30% 4/7/25	70,000	67,171
3.95% 8/4/25	350,000	341,837
Citigroup, Inc.
μ0.98% 5/1/25	1,375,000	1,287,606
μ1.28% 11/3/25	500,000	460,718
μ2.01% 1/25/26	500,000	463,383
μ3.11% 4/8/26	500,000	473,291
μ3.29% 3/17/26	1,000,000	950,552
μ4.14% 5/24/25	225,000	220,643
4.40% 6/10/25	1,000,000	981,504
5.50% 9/13/25	250,000	251,530
μ5.61% 9/29/26	1,000,000	1,004,277
Citizens Bank NA
μ4.12% 5/23/25	500,000	489,259
•6.06% 10/24/25	250,000	252,815
Cooperatieve Rabobank UA
0.38% 1/12/24	575,000	548,255
1.38% 1/10/25	250,000	233,367
3.88% 8/22/24	335,000	329,025
4.38% 8/4/25	350,000	341,618
Credit Suisse AG
0.50% 2/2/24	290,000	268,179
2.95% 4/9/25	1,100,000	990,004
3.63% 9/9/24	500,000	466,219
3.70% 2/21/25	375,000	345,785
Credit Suisse Group AG 3.75% 3/26/25	600,000	540,024
Deutsche Bank AG
0.90% 5/28/24	150,000	140,256
μ1.45% 4/1/25	250,000	232,188
μ2.13% 11/24/26	250,000	220,552
μ3.96% 11/26/25	500,000	477,782
4.16% 5/13/25	155,000	151,741
μ6.12% 7/14/26	415,000	412,223
Fifth Third Bancorp
2.38% 1/28/25	250,000	237,046
3.65% 1/25/24	500,000	492,439
Fifth Third Bank NA
3.95% 7/28/25	250,000	245,376
•5.85% 10/27/25	250,000	252,525

LVIP SSGA Short-Term Bond Index Fund–6

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Goldman Sachs Group, Inc.
μ1.76% 1/24/25	220,000	$ 210,574
3.00% 3/15/24	400,000	390,050
μ3.27% 9/29/25	1,000,000	963,628
3.50% 1/23/25	350,000	338,098
3.50% 4/1/25	1,250,000	1,202,053
3.63% 2/20/24	350,000	343,943
3.75% 5/22/25	850,000	822,083
3.85% 7/8/24	500,000	489,262
4.00% 3/3/24	750,000	740,515
4.25% 10/21/25	500,000	487,973
5.70% 11/1/24	385,000	389,582
HSBC Holdings PLC
μ0.98% 5/24/25	1,100,000	1,018,470
μ1.65% 4/18/26	350,000	315,914
μ2.63% 11/7/25	750,000	704,350
μ3.00% 3/10/26	200,000	187,975
μ3.80% 3/11/25	750,000	729,096
μ4.18% 12/9/25	500,000	485,590
4.25% 8/18/25	350,000	336,682
μ4.29% 9/12/26	1,000,000	956,557
μ7.34% 11/3/26	250,000	260,018
Huntington Bancshares, Inc. 2.63% 8/6/24	250,000	239,952
μHuntington National Bank 4.01% 5/16/25	250,000	244,560
μING Groep NV 3.87% 3/28/26	650,000	625,473
JPMorgan Chase & Co.
μ0.56% 2/16/25	670,000	631,863
μ0.77% 8/9/25	415,000	383,023
μ0.82% 6/1/25	675,000	629,201
μ0.97% 6/23/25	1,000,000	932,169
μ1.05% 11/19/26	250,000	220,509
μ1.56% 12/10/25	600,000	555,496
μ2.08% 4/22/26	2,050,000	1,903,007
μ2.30% 10/15/25	750,000	706,764
μ2.60% 2/24/26	500,000	470,080
μ3.85% 6/14/25	400,000	391,088
3.90% 7/15/25	250,000	244,406
μ4.08% 4/26/26	750,000	728,192
μ5.55% 12/15/25	750,000	750,013
7.75% 7/15/25	250,000	267,279
KeyBank NA
3.30% 6/1/25	250,000	239,974
4.15% 8/8/25	500,000	488,492
μKeyCorp 3.88% 5/23/25	65,000	63,600
Lloyds Banking Group PLC
μ0.70% 5/11/24	315,000	308,926
μ2.44% 2/5/26	250,000	232,756
μ3.51% 3/18/26	250,000	237,508
μ3.87% 7/9/25	350,000	338,754
3.90% 3/12/24	250,000	245,379
4.45% 5/8/25	250,000	245,214
4.58% 12/10/25	250,000	242,074
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Lloyds Banking Group PLC (continued)
μ4.72% 8/11/26	200,000	$ 195,687
Manufacturers & Traders Trust Co. 5.40% 11/21/25	400,000	402,098
Mitsubishi UFJ Financial Group, Inc.
μ0.96% 10/11/25	250,000	229,863
1.41% 7/17/25	250,000	227,022
2.19% 2/25/25	1,000,000	935,894
2.80% 7/18/24	500,000	480,510
3.78% 3/2/25	250,000	243,090
μ4.79% 7/18/25	400,000	396,013
μ5.06% 9/12/25	550,000	546,078
μMizuho Financial Group, Inc. 2.23% 5/25/26	250,000	229,619
Morgan Stanley
μ0.79% 1/22/25	1,100,000	1,040,654
μ0.79% 5/30/25	750,000	697,270
μ0.99% 12/10/26	500,000	438,108
μ1.16% 10/21/25	1,245,000	1,146,037
μ2.19% 4/28/26	500,000	464,633
μ3.62% 4/17/25	300,000	292,741
3.70% 10/23/24	250,000	244,005
3.88% 4/29/24	650,000	639,903
4.00% 7/23/25	850,000	830,017
μ4.68% 7/17/26	460,000	452,114
•6.14% 10/16/26	1,000,000	1,021,335
National Bank of Canada 0.75% 8/6/24	250,000	232,497
μNatWest Group PLC
3.75% 11/1/29	600,000	556,498
4.27% 3/22/25	1,000,000	977,879
Northern Trust Corp. 3.95% 10/30/25	350,000	342,678
PNC Bank NA
2.50% 8/27/24	250,000	239,704
3.25% 6/1/25	350,000	337,765
3.50% 6/8/23	250,000	248,481
PNC Financial Services Group, Inc.
3.50% 1/23/24	250,000	246,293
μ5.67% 10/28/25	500,000	505,318
Royal Bank of Canada
0.43% 1/19/24	345,000	329,373
0.65% 7/29/24	400,000	373,371
0.75% 10/7/24	250,000	232,450
1.15% 6/10/25	500,000	457,666
1.60% 1/21/25	400,000	373,550
2.55% 7/16/24	350,000	337,669
3.38% 4/14/25	250,000	241,581
5.66% 10/25/24	250,000	252,862
Santander Holdings USA, Inc.
3.45% 6/2/25	250,000	238,223

LVIP SSGA Short-Term Bond Index Fund–7

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Santander Holdings USA, Inc. (continued)
3.50% 6/7/24	500,000	$ 485,759
μ4.26% 6/9/25	110,000	106,777
μ5.81% 9/9/26	90,000	89,321
μSantander U.K. Group Holdings PLC
1.09% 3/15/25	1,000,000	934,315
1.53% 8/21/26	250,000	220,221
Sumitomo Mitsui Financial Group, Inc.
0.51% 1/12/24	450,000	428,391
1.47% 7/8/25	750,000	683,376
2.45% 9/27/24	250,000	237,638
2.70% 7/16/24	500,000	479,497
SVB Financial Group 3.50% 1/29/25	250,000	240,022
Synchrony Bank 5.40% 8/22/25	250,000	245,363
Toronto-Dominion Bank
0.55% 3/4/24	250,000	237,418
0.70% 9/10/24	500,000	465,321
0.75% 9/11/25	350,000	312,413
1.15% 6/12/25	250,000	228,066
1.25% 12/13/24	130,000	120,961
1.45% 1/10/25	200,000	186,237
2.35% 3/8/24	200,000	194,015
2.65% 6/12/24	350,000	338,576
3.77% 6/6/25	250,000	242,613
4.29% 9/13/24	200,000	197,655
Truist Bank
1.50% 3/10/25	500,000	463,885
2.15% 12/6/24	500,000	475,345
3.63% 9/16/25	350,000	336,078
Truist Financial Corp.
1.20% 8/5/25	350,000	320,129
2.20% 3/16/23	250,000	248,780
3.70% 6/5/25	250,000	243,059
4.00% 5/1/25	250,000	244,373
μ5.90% 10/28/26	370,000	378,251
U.S. Bancorp
1.45% 5/12/25	250,000	231,803
3.38% 2/5/24	250,000	245,534
3.60% 9/11/24	750,000	734,140
3.95% 11/17/25	250,000	243,895
•5.73% 10/21/26	315,000	320,830
U.S. Bank NA 2.80% 1/27/25	350,000	337,208
Wells Fargo & Co.
μ0.81% 5/19/25	60,000	56,229
μ2.16% 2/11/26	500,000	466,117
μ2.19% 4/30/26	500,000	465,329
μ2.41% 10/30/25	250,000	236,419
3.00% 2/19/25	500,000	478,958
3.30% 9/9/24	500,000	485,233
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Wells Fargo & Co. (continued)
3.55% 9/29/25	750,000	$ 721,261
3.75% 1/24/24	1,250,000	1,233,015
μ3.91% 4/25/26	940,000	913,593
μ4.54% 8/15/26	600,000	587,976
Westpac Banking Corp.
1.02% 11/18/24	165,000	153,523
2.35% 2/19/25	750,000	711,622
3.30% 2/26/24	500,000	491,096
3.74% 8/26/25	350,000	340,874
5.35% 10/18/24	190,000	191,661
		97,506,259
Beverages–0.71%
Constellation Brands, Inc.
3.60% 5/9/24	75,000	73,519
4.40% 11/15/25	250,000	245,698
Diageo Capital PLC
1.38% 9/29/25	500,000	458,452
2.13% 10/24/24	250,000	237,144
Keurig Dr Pepper, Inc. 0.75% 3/15/24	335,000	318,001
PepsiCo, Inc.
2.25% 3/19/25	350,000	333,152
3.50% 7/17/25	250,000	243,381
		1,909,347
Biotechnology–0.84%
Amgen, Inc.
1.90% 2/21/25	250,000	234,544
3.13% 5/1/25	750,000	719,707
Biogen, Inc. 4.05% 9/15/25	350,000	340,228
Gilead Sciences, Inc. 3.50% 2/1/25	750,000	726,187
Royalty Pharma PLC 1.20% 9/2/25	250,000	223,735
		2,244,401
Building Materials–0.41%
Carrier Global Corp. 2.24% 2/15/25	250,000	235,484
Fortune Brands Home & Security, Inc. 4.00% 6/15/25	250,000	243,271
φJohnson Controls International PLC 3.63% 7/2/24	250,000	244,408
Lennox International, Inc. 1.35% 8/1/25	250,000	226,281
Owens Corning 4.20% 12/1/24	150,000	147,658
		1,097,102

LVIP SSGA Short-Term Bond Index Fund–8

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Chemicals–0.68%
Air Products & Chemicals, Inc. 1.50% 10/15/25	250,000	$ 230,098
Celanese U.S. Holdings LLC
5.90% 7/5/24	250,000	249,920
6.05% 3/15/25	250,000	249,027
EI du Pont de Nemours & Co. 1.70% 7/15/25	250,000	230,900
Linde, Inc.
4.70% 12/5/25	150,000	150,111
4.80% 12/5/24	150,000	150,412
LYB International Finance III LLC 1.25% 10/1/25	350,000	312,237
Nutrien Ltd.
5.90% 11/7/24	50,000	50,628
5.95% 11/7/25	55,000	56,118
Sherwin-Williams Co.
4.05% 8/8/24	70,000	68,939
4.25% 8/8/25	70,000	68,779
		1,817,169
Commercial Services–0.90%
Automatic Data Processing, Inc. 3.38% 9/15/25	350,000	338,969
Equifax, Inc.
2.60% 12/1/24	250,000	238,296
2.60% 12/15/25	250,000	232,541
Global Payments, Inc.
1.50% 11/15/24	110,000	102,112
2.65% 2/15/25	250,000	235,211
PayPal Holdings, Inc.
1.65% 6/1/25	250,000	232,088
2.40% 10/1/24	350,000	335,428
Quanta Services, Inc. 0.95% 10/1/24	500,000	460,460
Verisk Analytics, Inc. 4.00% 6/15/25	250,000	242,993
		2,418,098
Computers–2.66%
Apple, Inc.
0.55% 8/20/25	500,000	450,971
1.13% 5/11/25	500,000	460,326
1.80% 9/11/24	700,000	666,346
2.50% 2/9/25	250,000	239,013
2.75% 1/13/25	1,000,000	962,900
3.45% 5/6/24	500,000	490,892
Dell International LLC/EMC Corp. 4.00% 7/15/24	500,000	491,387
Genpact Luxembourg Sarl 3.38% 12/1/24	250,000	239,434
Hewlett Packard Enterprise Co.
1.45% 4/1/24	500,000	477,166
4.90% 10/15/25	500,000	495,099
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Computers (continued)
HP, Inc. 2.20% 6/17/25	250,000	$ 233,566
International Business Machines Corp.
3.00% 5/15/24	1,000,000	972,528
3.63% 2/12/24	250,000	246,266
4.00% 7/27/25	200,000	196,754
7.00% 10/30/25	250,000	264,684
NetApp, Inc. 1.88% 6/22/25	250,000	229,617
		7,116,949
Cosmetics & Personal Care–0.54%
Colgate-Palmolive Co. 3.10% 8/15/25	65,000	62,879
GSK Consumer Healthcare Capital U.K. PLC 3.13% 3/24/25	400,000	380,398
GSK Consumer Healthcare Capital U.S. LLC 3.02% 3/24/24	250,000	242,635
Procter & Gamble Co. 0.55% 10/29/25	350,000	313,903
Unilever Capital Corp.
0.63% 8/12/24	100,000	93,665
3.25% 3/7/24	350,000	343,442
		1,436,922
Distribution/Wholesale–0.05%
WW Grainger, Inc. 1.85% 2/15/25	150,000	140,815
		140,815
Diversified Financial Services–5.48%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1.15% 10/29/23	360,000	346,387
1.65% 10/29/24	580,000	534,992
1.75% 10/29/24	285,000	262,073
3.50% 1/15/25	350,000	333,333
4.45% 10/1/25	250,000	240,309
4.88% 1/16/24	250,000	247,615
Affiliated Managers Group, Inc. 4.25% 2/15/24	350,000	345,624
Air Lease Corp.
0.80% 8/18/24	85,000	78,270
2.25% 1/15/23	400,000	399,620
2.30% 2/1/25	150,000	139,654
3.38% 7/1/25	250,000	236,455
Ally Financial, Inc.
4.63% 3/30/25	250,000	244,400
5.80% 5/1/25	500,000	497,379
American Express Co.
2.25% 3/4/25	950,000	896,678
3.00% 10/30/24	500,000	483,512

LVIP SSGA Short-Term Bond Index Fund–9

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
American Express Co. (continued)
3.38% 5/3/24	135,000	$ 132,251
3.40% 2/22/24	350,000	343,799
3.95% 8/1/25	850,000	832,692
Ameriprise Financial, Inc. 3.00% 4/2/25	250,000	239,464
Capital One Financial Corp.
2.60% 5/11/23	421,000	417,586
μ2.64% 3/3/26	870,000	814,882
3.30% 10/30/24	450,000	434,317
μ4.17% 5/9/25	150,000	146,519
4.20% 10/29/25	350,000	338,217
μ4.99% 7/24/26	450,000	440,734
Charles Schwab Corp.
0.75% 3/18/24	400,000	380,147
2.65% 1/25/23	200,000	199,743
3.63% 4/1/25	200,000	194,700
3.85% 5/21/25	250,000	244,083
CME Group, Inc. 3.00% 3/15/25	250,000	241,555
Discover Financial Services 3.75% 3/4/25	350,000	337,186
Intercontinental Exchange, Inc.
3.65% 5/23/25	195,000	190,757
3.75% 12/1/25	350,000	340,448
Mastercard, Inc. 2.00% 3/3/25	500,000	472,978
Nomura Holdings, Inc.
2.65% 1/16/25	350,000	330,463
5.10% 7/3/25	500,000	494,497
Synchrony Financial
4.25% 8/15/24	250,000	244,259
4.50% 7/23/25	250,000	239,640
4.88% 6/13/25	130,000	126,667
Visa, Inc. 3.15% 12/14/25	1,000,000	964,072
Western Union Co. 2.85% 1/10/25	250,000	238,034
		14,665,991
Electric–4.49%
Ameren Corp. 2.50% 9/15/24	250,000	239,116
American Electric Power Co., Inc. 2.03% 3/15/24	115,000	110,881
Avangrid, Inc. 3.20% 4/15/25	350,000	334,472
Berkshire Hathaway Energy Co.
3.50% 2/1/25	150,000	147,145
4.05% 4/15/25	250,000	246,152
Black Hills Corp. 1.04% 8/23/24	190,000	177,193
Constellation Energy Generation LLC 3.25% 6/1/25	250,000	239,187
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Dominion Energy, Inc.
3.30% 3/15/25	250,000	$ 239,901
3.90% 10/1/25	350,000	340,852
DTE Energy Co.
1.05% 6/1/25	250,000	226,441
φ2.53% 10/1/24	200,000	191,174
φ4.22% 11/1/24	175,000	172,016
Duke Energy Corp.
0.90% 9/15/25	250,000	223,377
3.75% 4/15/24	400,000	392,867
5.00% 12/8/25	90,000	89,805
Edison International
3.55% 11/15/24	250,000	241,344
4.70% 8/15/25	200,000	195,691
Emera U.S. Finance LP 0.83% 6/15/24	250,000	233,293
Entergy Corp. 0.90% 9/15/25	750,000	667,884
Entergy Louisiana LLC 0.95% 10/1/24	190,000	176,860
Eversource Energy
0.80% 8/15/25	350,000	313,601
2.80% 5/1/23	250,000	248,728
4.20% 6/27/24	85,000	84,015
Exelon Corp. 3.95% 6/15/25	250,000	244,148
Florida Power & Light Co. 2.85% 4/1/25	700,000	670,235
MidAmerican Energy Co. 3.50% 10/15/24	250,000	244,315
National Rural Utilities Cooperative Finance Corp.
0.35% 2/8/24	360,000	341,540
1.00% 10/18/24	65,000	60,128
2.70% 2/15/23	300,000	299,378
3.25% 11/1/25	250,000	238,336
5.45% 10/30/25	100,000	101,194
NextEra Energy Capital Holdings, Inc.
2.94% 3/21/24	200,000	194,714
4.26% 9/1/24	175,000	172,625
4.45% 6/20/25	120,000	118,515
Oncor Electric Delivery Co. LLC 0.55% 10/1/25	350,000	312,387
Pacific Gas & Electric Co.
3.25% 2/16/24	455,000	444,104
3.45% 7/1/25	250,000	236,664
3.75% 2/15/24	200,000	195,865
4.95% 6/8/25	50,000	49,228
Pinnacle West Capital Corp. 1.30% 6/15/25	250,000	227,599
Public Service Enterprise Group, Inc. 2.88% 6/15/24	500,000	482,865
Sempra Energy 3.30% 4/1/25	245,000	234,943

LVIP SSGA Short-Term Bond Index Fund–10

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Southern California Edison Co.
0.98% 8/1/24	125,000	$ 116,890
1.10% 4/1/24	155,000	147,213
3.70% 8/1/25	250,000	241,870
4.20% 6/1/25	65,000	63,792
Southern Co.
0.60% 2/26/24	115,000	109,079
φ4.48% 8/1/24	415,000	409,800
5.15% 10/6/25	80,000	80,517
Virginia Electric & Power Co. 3.10% 5/15/25	250,000	240,078
WEC Energy Group, Inc.
0.80% 3/15/24	125,000	118,424
5.00% 9/27/25	30,000	29,992
Wisconsin Public Service Corp. 5.35% 11/10/25	75,000	75,828
		12,034,261
Electronics–0.53%
Honeywell International, Inc.
1.35% 6/1/25	350,000	323,554
4.85% 11/1/24	500,000	501,577
Keysight Technologies, Inc. 4.55% 10/30/24	250,000	246,164
Legrand France SA 8.50% 2/15/25	100,000	108,128
TD SYNNEX Corp. 1.25% 8/9/24	250,000	232,185
		1,411,608
Entertainment–0.45%
Warnermedia Holdings, Inc.
3.53% 3/15/24	750,000	726,785
3.64% 3/15/25	500,000	475,481
		1,202,266
Environmental Control–0.17%
Republic Services, Inc.
0.88% 11/15/25	250,000	223,907
2.50% 8/15/24	250,000	239,572
		463,479
Food–0.95%
Campbell Soup Co.
3.65% 3/15/23	300,000	299,180
3.95% 3/15/25	200,000	195,312
Conagra Brands, Inc. 4.60% 11/1/25	250,000	246,330
General Mills, Inc. 5.24% 11/18/25	160,000	160,398
Hershey Co. 3.38% 5/15/23	200,000	198,978
J M Smucker Co. 3.50% 3/15/25	250,000	241,865
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Food (continued)
Mondelez International, Inc. 1.50% 5/4/25	500,000	$ 462,687
Sysco Corp. 3.75% 10/1/25	250,000	241,914
Tyson Foods, Inc. 3.95% 8/15/24	500,000	491,944
		2,538,608
Forest Products & Paper–0.22%
Fibria Overseas Finance Ltd. 4.00% 1/14/25	250,000	242,500
Georgia-Pacific LLC 8.00% 1/15/24	350,000	360,476
		602,976
Gas–0.50%
Eastern Energy Gas Holdings LLC 2.50% 11/15/24	250,000	238,139
National Fuel Gas Co. 5.20% 7/15/25	250,000	248,692
NiSource, Inc. 0.95% 8/15/25	500,000	450,747
ONE Gas, Inc. 1.10% 3/11/24	169,000	162,048
Southern California Gas Co. 3.20% 6/15/25	250,000	241,205
		1,340,831
Health Care Products–1.12%
Abbott Laboratories 3.88% 9/15/25	250,000	245,067
Baxter International, Inc. 1.32% 11/29/24	500,000	465,482
Boston Scientific Corp. 1.90% 6/1/25	250,000	233,346
Danaher Corp. 3.35% 9/15/25	250,000	240,636
GE HealthCare Technologies, Inc. 5.60% 11/15/25	350,000	352,156
PerkinElmer, Inc. 0.85% 9/15/24	500,000	463,342
Stryker Corp. 1.15% 6/15/25	350,000	320,221
Thermo Fisher Scientific, Inc. 1.22% 10/18/24	500,000	469,255
Zimmer Biomet Holdings, Inc. 1.45% 11/22/24	215,000	199,881
		2,989,386
Health Care Services–1.97%
CommonSpirit Health
1.55% 10/1/25	250,000	224,795
2.76% 10/1/24	250,000	239,698
Elevance Health, Inc.
0.45% 3/15/23	210,000	208,256
2.38% 1/15/25	250,000	237,316
3.50% 8/15/24	350,000	341,396
5.35% 10/15/25	120,000	121,328

LVIP SSGA Short-Term Bond Index Fund–11

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Services (continued)
HCA, Inc.
5.00% 3/15/24	850,000	$ 845,116
5.38% 2/1/25	750,000	749,092
Humana, Inc. 3.85% 10/1/24	150,000	146,978
Laboratory Corp. of America Holdings 2.30% 12/1/24	500,000	472,839
PeaceHealth Obligated Group 1.38% 11/15/25	250,000	224,062
UnitedHealth Group, Inc.
0.55% 5/15/24	165,000	155,677
3.70% 12/15/25	250,000	243,549
3.75% 7/15/25	850,000	830,926
5.00% 10/15/24	155,000	155,658
5.15% 10/15/25	80,000	80,912
		5,277,598
Home Builders–0.31%
DR Horton, Inc. 2.60% 10/15/25	350,000	325,858
Lennar Corp. 4.50% 4/30/24	500,000	493,316
		819,174
Insurance–1.09%
Allied World Assurance Co. Holdings Ltd. 4.35% 10/29/25	250,000	239,390
Allstate Corp. 0.75% 12/15/25	350,000	310,454
American International Group, Inc. 2.50% 6/30/25	233,000	219,346
Aon Global Ltd. 3.88% 12/15/25	250,000	243,733
Chubb INA Holdings, Inc. 3.15% 3/15/25	250,000	241,401
CNO Financial Group, Inc. 5.25% 5/30/25	350,000	347,224
Marsh & McLennan Cos., Inc.
3.50% 6/3/24	250,000	244,602
3.50% 3/10/25	250,000	242,658
MetLife, Inc. 4.37% 9/15/23	500,000	498,396
Old Republic International Corp. 4.88% 10/1/24	150,000	149,115
μPrudential Financial, Inc. 5.63% 6/15/43	200,000	196,500
		2,932,819
Internet–1.91%
Alibaba Group Holding Ltd. 3.60% 11/28/24	1,000,000	966,801
Alphabet, Inc. 0.45% 8/15/25	250,000	225,682
Amazon.com, Inc.
0.45% 5/12/24	585,000	551,010
0.80% 6/3/25	350,000	319,607
3.00% 4/13/25	400,000	385,980
3.80% 12/5/24	1,000,000	983,881
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Internet (continued)
Amazon.com, Inc. (continued)
4.60% 12/1/25	400,000	$ 399,015
4.70% 11/29/24	250,000	250,174
5.20% 12/3/25	250,000	254,528
eBay, Inc. 5.90% 11/22/25	280,000	285,914
VeriSign, Inc. 5.25% 4/1/25	250,000	249,347
Weibo Corp. 3.50% 7/5/24	250,000	242,164
		5,114,103
Investment Companies–1.08%
Ares Capital Corp. 3.25% 7/15/25	350,000	322,060
Blackstone Private Credit Fund
1.75% 9/15/24	250,000	229,825
2.35% 11/22/24	450,000	411,858
2.70% 1/15/25	150,000	138,583
4.70% 3/24/25	200,000	191,718
7.05% 9/29/25	65,000	64,485
FS KKR Capital Corp.
1.65% 10/12/24	200,000	180,529
4.63% 7/15/24	250,000	242,165
Goldman Sachs BDC, Inc. 3.75% 2/10/25	150,000	144,363
Oaktree Specialty Lending Corp. 3.50% 2/25/25	150,000	142,288
Owl Rock Capital Corp.
3.75% 7/22/25	250,000	230,977
5.25% 4/15/24	250,000	246,485
Sixth Street Specialty Lending, Inc. 3.88% 11/1/24	350,000	337,243
		2,882,579
Iron & Steel–0.31%
Nucor Corp. 2.00% 6/1/25	250,000	232,659
Reliance Steel & Aluminum 1.30% 8/15/25	250,000	225,868
Steel Dynamics, Inc.
2.40% 6/15/25	250,000	234,420
2.80% 12/15/24	150,000	142,484
		835,431
Leisure Time–0.17%
Brunswick Corp. 0.85% 8/18/24	250,000	230,973
Harley-Davidson, Inc. 3.50% 7/28/25	250,000	237,763
		468,736
Lodging–0.22%
Hyatt Hotels Corp. 1.80% 10/1/24	115,000	107,756

LVIP SSGA Short-Term Bond Index Fund–12

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Lodging (continued)
Marriott International, Inc.
3.75% 3/15/25	250,000	$ 241,776
3.75% 10/1/25	250,000	239,755
		589,287
Machinery Construction & Mining–0.89%
Caterpillar Financial Services Corp.
0.45% 5/17/24	150,000	141,300
0.60% 9/13/24	900,000	839,549
0.95% 1/10/24	200,000	192,933
2.15% 11/8/24	350,000	333,920
3.25% 12/1/24	250,000	242,595
3.40% 5/13/25	250,000	242,882
3.65% 8/12/25	200,000	195,112
4.90% 1/17/25	200,000	200,528
		2,388,819
Machinery Diversified–1.27%
CNH Industrial Capital LLC
3.95% 5/23/25	95,000	92,153
5.45% 10/14/25	85,000	85,186
Deere & Co. 2.75% 4/15/25	250,000	240,130
John Deere Capital Corp.
0.45% 1/17/24	200,000	191,225
0.45% 6/7/24	165,000	155,072
0.90% 1/10/24	90,000	86,656
1.25% 1/10/25	90,000	84,180
2.05% 1/9/25	500,000	474,631
2.13% 3/7/25	50,000	47,311
2.65% 6/24/24	250,000	242,426
3.40% 6/6/25	110,000	106,713
3.40% 9/11/25	350,000	338,688
3.45% 3/13/25	200,000	194,672
4.05% 9/8/25	160,000	157,470
4.55% 10/11/24	110,000	109,985
Otis Worldwide Corp. 2.06% 4/5/25	500,000	467,811
Westinghouse Air Brake Technologies Corp. 3.20% 6/15/25	350,000	329,507
		3,403,816
Media–1.79%
Charter Communications Operating LLC/Charter Communications Operating Capital
4.50% 2/1/24	250,000	247,048
4.91% 7/23/25	750,000	735,076
Comcast Corp.
3.38% 2/15/25	150,000	145,411
3.38% 8/15/25	500,000	482,273
3.70% 4/15/24	500,000	492,378
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Media (continued)
Comcast Corp. (continued)
3.95% 10/15/25	350,000	$ 342,759
5.25% 11/7/25	355,000	359,651
Discovery Communications LLC 3.90% 11/15/24	350,000	338,725
Fox Corp. 4.03% 1/25/24	350,000	345,941
TWDC Enterprises 18 Corp. 3.15% 9/17/25	500,000	479,048
Walt Disney Co.
1.75% 8/30/24	500,000	476,691
3.35% 3/24/25	350,000	339,006
		4,784,007
Mining–0.13%
Freeport-McMoRan, Inc. 4.55% 11/14/24	350,000	344,845
		344,845
Miscellaneous Manufacturing–0.70%
3M Co.
2.00% 2/14/25	150,000	142,064
2.65% 4/15/25	350,000	334,375
3.00% 8/7/25	350,000	335,414
Carlisle Cos., Inc. 3.50% 12/1/24	150,000	144,948
Parker-Hannifin Corp.
2.70% 6/14/24	350,000	337,036
3.65% 6/15/24	355,000	347,350
Teledyne Technologies, Inc. 0.95% 4/1/24	250,000	236,174
		1,877,361
Office Business Equipment–0.22%
CDW LLC/CDW Finance Corp.
4.13% 5/1/25	250,000	242,770
5.50% 12/1/24	350,000	349,979
		592,749
Oil & Gas–2.71%
BP Capital Markets America, Inc. 3.80% 9/21/25	350,000	343,653
Canadian Natural Resources Ltd. 2.05% 7/15/25	350,000	325,618
Chevron Corp. 3.33% 11/17/25	250,000	241,544
Chevron USA, Inc.
0.43% 8/11/23	375,000	364,621
0.69% 8/12/25	350,000	316,312
3.90% 11/15/24	350,000	344,029
ConocoPhillips Co.
2.13% 3/8/24	200,000	193,242
2.40% 3/7/25	200,000	190,086

LVIP SSGA Short-Term Bond Index Fund–13

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Devon Energy Corp. 5.85% 12/15/25	250,000	$ 254,512
EOG Resources, Inc. 2.63% 3/15/23	250,000	249,018
EQT Corp. 5.68% 10/1/25	335,000	333,372
Exxon Mobil Corp.
2.02% 8/16/24	500,000	478,288
2.99% 3/19/25	1,250,000	1,204,007
Hess Corp. 3.50% 7/15/24	500,000	485,439
Marathon Petroleum Corp. 4.70% 5/1/25	500,000	492,355
Phillips 66 Co. 3.61% 2/15/25	200,000	193,615
Shell International Finance BV
2.00% 11/7/24	350,000	332,745
3.25% 5/11/25	350,000	339,142
TotalEnergies Capital International SA 2.43% 1/10/25	600,000	573,188
		7,254,786
Oil & Gas Services–0.12%
Schlumberger Finance Canada Ltd. 1.40% 9/17/25	350,000	320,571
		320,571
Packaging & Containers–0.31%
Berry Global, Inc. 0.95% 2/15/24	250,000	236,853
Packaging Corp. of America 3.65% 9/15/24	250,000	243,563
WRKCo, Inc. 3.75% 3/15/25	350,000	338,495
		818,911
Pharmaceuticals–4.31%
AbbVie, Inc.
2.60% 11/21/24	850,000	813,160
3.60% 5/14/25	750,000	726,860
3.80% 3/15/25	1,000,000	974,610
3.85% 6/15/24	250,000	246,141
AmerisourceBergen Corp. 3.25% 3/1/25	250,000	240,821
Astrazeneca Finance LLC 0.70% 5/28/24	700,000	659,749
AstraZeneca PLC 0.30% 5/26/23	185,000	181,724
Becton Dickinson & Co. 3.73% 12/15/24	500,000	487,573
Bristol-Myers Squibb Co. 2.90% 7/26/24	750,000	728,052
Cigna Corp.
0.61% 3/15/24	100,000	94,888
3.50% 6/15/24	350,000	342,238
4.13% 11/15/25	500,000	488,517
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
CVS Health Corp.
3.38% 8/12/24	250,000	$ 243,694
3.88% 7/20/25	500,000	487,913
4.10% 3/25/25	250,000	246,339
GlaxoSmithKline Capital PLC 3.00% 6/1/24	750,000	729,606
Johnson & Johnson
0.55% 9/1/25	350,000	316,081
2.63% 1/15/25	250,000	240,922
McKesson Corp. 3.80% 3/15/24	750,000	737,185
Merck & Co., Inc.
2.75% 2/10/25	250,000	239,566
2.80% 5/18/23	350,000	347,390
Novartis Capital Corp.
1.75% 2/14/25	150,000	141,372
3.00% 11/20/25	250,000	239,646
3.40% 5/6/24	750,000	734,764
Pfizer, Inc. 0.80% 5/28/25	750,000	686,835
Zoetis, Inc. 5.40% 11/14/25	155,000	158,097
		11,533,743
Pipelines–2.85%
Boardwalk Pipelines LP 4.95% 12/15/24	350,000	345,771
Cheniere Corpus Christi Holdings 5.88% 3/31/25	400,000	402,430
Columbia Pipeline Group, Inc. 4.50% 6/1/25	250,000	246,178
Enbridge, Inc.
2.15% 2/16/24	110,000	106,139
2.50% 1/15/25	350,000	331,119
2.50% 2/14/25	105,000	99,055
Energy Transfer LP
2.90% 5/15/25	500,000	470,872
3.60% 2/1/23	300,000	299,423
4.50% 4/15/24	250,000	246,441
5.88% 1/15/24	500,000	501,258
Enterprise Products Operating LLC 3.75% 2/15/25	250,000	243,075
Kinder Morgan, Inc.
3.15% 1/15/23	250,000	249,784
4.30% 6/1/25	350,000	343,240
MPLX LP
4.88% 12/1/24	500,000	495,912
4.88% 6/1/25	350,000	344,635
Plains All American Pipeline LP/PAA Finance Corp.
3.60% 11/1/24	350,000	338,386
4.65% 10/15/25	350,000	342,483
Sabine Pass Liquefaction LLC
5.63% 3/1/25	250,000	250,353

LVIP SSGA Short-Term Bond Index Fund–14

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Sabine Pass Liquefaction LLC (continued)
5.75% 5/15/24	500,000	$ 500,121
TransCanada PipeLines Ltd. 1.00% 10/12/24	805,000	745,047
Williams Cos., Inc.
4.00% 9/15/25	250,000	242,992
4.55% 6/24/24	500,000	494,528
		7,639,242
Private Equity–0.13%
Brookfield Asset Management, Inc. 4.00% 1/15/25	350,000	342,166
		342,166
Real Estate Investment Trusts–2.97%
American Tower Corp.
2.95% 1/15/25	350,000	333,815
3.38% 5/15/24	600,000	583,859
4.00% 6/1/25	250,000	243,580
AvalonBay Communities, Inc. 3.50% 11/15/25	250,000	238,957
Boston Properties LP 3.20% 1/15/25	500,000	478,232
Brixmor Operating Partnership LP 3.85% 2/1/25	150,000	143,928
Crown Castle, Inc. 3.20% 9/1/24	500,000	482,813
EPR Properties 4.50% 4/1/25	250,000	237,152
Equinix, Inc.
1.00% 9/15/25	350,000	312,995
1.25% 7/15/25	250,000	226,053
2.63% 11/18/24	350,000	333,303
ERP Operating LP 3.38% 6/1/25	250,000	240,149
Federal Realty Investment Trust 3.95% 1/15/24	200,000	197,397
GLP Capital LP/GLP Financing II, Inc. 5.25% 6/1/25	350,000	344,055
Host Hotels & Resorts LP 4.00% 6/15/25	250,000	240,226
Mid-America Apartments LP
3.75% 6/15/24	250,000	244,808
4.00% 11/15/25	250,000	242,949
Omega Healthcare Investors, Inc. 4.50% 1/15/25	350,000	340,081
Realty Income Corp. 3.88% 4/15/25	250,000	244,926
Simon Property Group LP
3.38% 10/1/24	500,000	485,132
3.50% 9/1/25	350,000	335,208
SITE Centers Corp. 3.63% 2/1/25	250,000	235,948
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Ventas Realty LP
2.65% 1/15/25	250,000	$ 236,536
3.50% 4/15/24	250,000	243,166
Vornado Realty LP 3.50% 1/15/25	250,000	233,227
Welltower, Inc. 3.63% 3/15/24	500,000	489,291
		7,967,786
Retail–1.83%
AutoNation, Inc.
3.50% 11/15/24	350,000	335,909
4.50% 10/1/25	250,000	243,134
AutoZone, Inc. 3.63% 4/15/25	350,000	338,640
Dollar General Corp. 4.15% 11/1/25	250,000	244,464
Genuine Parts Co. 1.75% 2/1/25	250,000	233,419
Home Depot, Inc.
2.70% 4/15/25	135,000	129,372
3.35% 9/15/25	350,000	339,267
4.00% 9/15/25	145,000	143,285
Lowe's Cos., Inc.
3.38% 9/15/25	250,000	240,077
3.88% 9/15/23	200,000	198,111
4.40% 9/8/25	140,000	137,910
McDonald's Corp.
1.45% 9/1/25	250,000	229,247
3.30% 7/1/25	500,000	483,649
Starbucks Corp. 3.80% 8/15/25	250,000	244,390
Target Corp. 2.25% 4/15/25	500,000	474,336
Walmart, Inc.
2.85% 7/8/24	350,000	340,444
3.30% 4/22/24	400,000	391,853
3.90% 9/9/25	150,000	147,718
		4,895,225
Semiconductors–1.93%
Analog Devices, Inc. 2.95% 4/1/25	250,000	240,449
Applied Materials, Inc. 3.90% 10/1/25	350,000	342,197
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.63% 1/15/24	350,000	344,001
Intel Corp.
3.40% 3/25/25	350,000	341,204
3.70% 7/29/25	500,000	487,665
KLA Corp. 4.65% 11/1/24	350,000	348,938
Lam Research Corp. 3.80% 3/15/25	250,000	244,649
Microchip Technology, Inc.
0.97% 2/15/24	650,000	617,258
4.25% 9/1/25	350,000	339,760

LVIP SSGA Short-Term Bond Index Fund–15

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Semiconductors (continued)
NXP BV/NXP Funding LLC 4.88% 3/1/24	500,000	$ 496,173
QUALCOMM, Inc. 3.45% 5/20/25	750,000	730,053
Texas Instruments, Inc.
1.38% 3/12/25	250,000	233,409
4.70% 11/18/24	50,000	50,153
Xilinx, Inc. 2.95% 6/1/24	350,000	340,483
		5,156,392
Software–2.69%
Adobe, Inc. 3.25% 2/1/25	250,000	242,944
Fidelity National Information Services, Inc.
0.60% 3/1/24	635,000	600,850
4.50% 7/15/25	110,000	107,861
Fiserv, Inc.
2.75% 7/1/24	350,000	338,109
3.85% 6/1/25	250,000	242,198
Intuit, Inc. 0.95% 7/15/25	250,000	227,498
Microsoft Corp.
2.70% 2/12/25	500,000	480,333
2.88% 2/6/24	650,000	638,472
3.13% 11/3/25	500,000	483,010
Oracle Corp.
2.50% 4/1/25	600,000	565,726
2.95% 11/15/24	600,000	576,636
2.95% 5/15/25	350,000	332,065
3.40% 7/8/24	500,000	487,796
5.80% 11/10/25	145,000	148,246
Roper Technologies, Inc.
1.00% 9/15/25	350,000	313,587
3.85% 12/15/25	250,000	242,540
Salesforce, Inc. 0.63% 7/15/24	415,000	389,277
Take-Two Interactive Software, Inc. 3.55% 4/14/25	350,000	336,826
VMware, Inc. 1.00% 8/15/24	480,000	446,638
		7,200,612
Telecommunications–1.42%
AT&T, Inc. 0.90% 3/25/24	600,000	569,772
Bell Telephone Co. of Canada or Bell Canada 0.75% 3/17/24	250,000	236,957
Cisco Systems, Inc. 3.63% 3/4/24	300,000	295,132
Juniper Networks, Inc. 1.20% 12/10/25	250,000	223,569
Rogers Communications, Inc.
2.95% 3/15/25	110,000	104,810
3.63% 12/15/25	250,000	239,488
T-Mobile USA, Inc. 3.50% 4/15/25	1,000,000	961,705
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
Verizon Communications, Inc.
0.75% 3/22/24	725,000	$ 687,795
3.38% 2/15/25	200,000	193,772
Vodafone Group PLC 3.75% 1/16/24	300,000	296,058
		3,809,058
Toys Games Hobby–0.13%
Hasbro, Inc. 3.00% 11/19/24	350,000	336,269
		336,269
Transportation–1.07%
Burlington Northern Santa Fe LLC
3.65% 9/1/25	250,000	242,550
7.00% 12/15/25	250,000	264,611
Canadian Pacific Railway Co.
1.35% 12/2/24	305,000	284,291
2.90% 2/1/25	150,000	143,292
CSX Corp. 3.40% 8/1/24	250,000	243,911
Norfolk Southern Corp. 3.65% 8/1/25	250,000	241,962
Ryder System, Inc.
3.35% 9/1/25	250,000	237,340
3.65% 3/18/24	250,000	244,875
Union Pacific Corp.
3.15% 3/1/24	500,000	489,771
3.25% 8/15/25	250,000	240,266
United Parcel Service, Inc. 2.80% 11/15/24	250,000	241,049
		2,873,918
Total Corporate Bonds (Cost $274,953,265)		264,584,988
SUPRANATIONAL BANKS–0.27%
Australia & New Zealand Banking Group Ltd. 5.09% 12/8/25	285,000	286,144
National Australia Bank Ltd. 5.13% 11/22/24	415,000	416,670
Total Supranational Banks (Cost $700,000)		702,814

	Number of Shares
MONEY MARKET FUND–2.31%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	6,195,219	6,195,219
Total Money Market Fund (Cost $6,195,219)		6,195,219

LVIP SSGA Short-Term Bond Index Fund–16

LVIP SSGA Short-Term Bond Index Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–101.38% (Cost $281,848,484)	$271,483,021

★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.38%)	(3,689,956)
NET ASSETS APPLICABLE TO 27,699,525 SHARES OUTSTANDING–100.00%	$267,793,065
NET ASSET VALUE PER SHARE–LVIP SSGA SHORT-TERM BOND INDEX FUND STANDARD CLASS ($65,786,753 / 6,792,540 Shares)	$9.685
NET ASSET VALUE PER SHARE–LVIP SSGA SHORT-TERM BOND INDEX FUND SERVICE CLASS ($202,006,312 / 20,906,985 Shares)	$9.662
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$281,743,979
Distributable earnings/(accumulated loss)	(13,950,914)
TOTAL NET ASSETS	$267,793,065

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2022. Rate will reset at a future date.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
φ Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2022.
★ Includes $8,789 expense reimbursement receivable from Lincoln Investment Advisors Corporation, $5,747,125 payable for securities purchased, $27,793 payable for fund shares redeemed, $73,058 other accrued expenses payable and $112,601 due to manager and affiliates as of December 31, 2022.

Summary of Abbreviations:
HSBC–Hong Kong and Shanghai Banking Corporation
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Short-Term Bond Index Fund–17

LVIP SSGA Short-Term Bond Index Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Interest	$ 4,508,378
EXPENSES:
Management fees	726,170
Distribution fees-Service Class	469,105
Shareholder servicing fees	75,210
Accounting and administration expenses	72,719
Professional fees	48,779
Pricing fees	44,580
Index fees	32,693
Trustees’ fees and expenses	8,457
Reports and statements to shareholders	6,079
Consulting fees	2,833
Custodian fees	2,112
Other	9,361
1,498,098
Less:
Expenses reimbursed	(88,862)
Total operating expenses	1,409,236
NET INVESTMENT INCOME	3,099,142
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(3,179,155)
Net change in unrealized appreciation (depreciation) of investments	(9,441,059)
NET REALIZED AND UNREALIZED LOSS	(12,620,214)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (9,521,072)
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Short-Term Bond Index Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 3,099,142	$ 1,675,401
Net realized gain (loss)	(3,179,155)	1,722,013
Net change in unrealized appreciation (depreciation)	(9,441,059)	(5,209,512)
Net decrease in net assets resulting from operations	(9,521,072)	(1,812,098)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(1,292,724)	(1,175,157)
Service Class	(3,335,267)	(2,136,106)
	(4,627,991)	(3,311,263)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	10,674,603	18,189,687
Service Class	85,104,854	99,122,718
Reinvestment of dividends and distributions:
Standard Class	1,292,724	1,175,157
Service Class	3,335,267	2,136,106
	100,407,448	120,623,668
Cost of shares redeemed:
Standard Class	(24,769,129)	(12,710,237)
Service Class	(60,289,333)	(79,866,203)
	(85,058,462)	(92,576,440)
Increase in net assets derived from capital share transactions	15,348,986	28,047,228
NET INCREASE IN NET ASSETS	1,199,923	22,923,867
NET ASSETS:
Beginning of year	266,593,142	243,669,275
End of year	$267,793,065	$266,593,142
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Short-Term Bond Index Fund–18

LVIP SSGA Short-Term Bond Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Short-Term Bond Index Fund Standard Class
	Year Ended				5/1/18 [1] to 12/31/18
	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$ 10.227	$ 10.429	$ 10.254	$ 10.033	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.136	0.086	0.185	0.276	0.183
Net realized and unrealized gain (loss)	(0.489)	(0.140)	0.188	0.204	(0.027)
Total from investment operations	(0.353)	(0.054)	0.373	0.480	0.156
Less dividends and distributions from:
Net investment income	(0.138)	(0.099)	(0.185)	(0.251)	(0.123)
Net realized gain	(0.051)	(0.049)	(0.013)	(0.008)	—
Total dividends and distributions	(0.189)	(0.148)	(0.198)	(0.259)	(0.123)
Net asset value, end of period	$ 9.685	$ 10.227	$ 10.429	$ 10.254	$ 10.033
Total return[3]	(3.45%)	(0.52%)	3.65%	4.79%	1.56%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 65,787	$ 82,628	$77,578	$89,778	$88,385
Ratio of expenses to average net assets	0.36%	0.36%	0.36%	0.36%	0.36%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.39%	0.39%	0.42%	0.41%	0.39%
Ratio of net investment income to average net assets	1.38%	0.83%	1.77%	2.68%	2.72%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.35%	0.80%	1.71%	2.63%	2.69%
Portfolio turnover	59%	50%	77%	45%	49%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Short-Term Bond Index Fund–19

LVIP SSGA Short-Term Bond Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Short-Term Bond Index Fund Service Class
	Year Ended				5/1/18 [1] to 12/31/18
	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$ 10.205	$ 10.408	$ 10.236	$ 10.023	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.111	0.060	0.158	0.249	0.164
Net realized and unrealized gain (loss)	(0.488)	(0.140)	0.189	0.205	(0.025)
Total from investment operations	(0.377)	(0.080)	0.347	0.454	0.139
Less dividends and distributions from:
Net investment income	(0.115)	(0.074)	(0.162)	(0.233)	(0.116)
Net realized gain	(0.051)	(0.049)	(0.013)	(0.008)	—
Total dividends and distributions	(0.166)	(0.123)	(0.175)	(0.241)	(0.116)
Net asset value, end of period	$ 9.662	$ 10.205	$ 10.408	$ 10.236	$ 10.023
Total return[3]	(3.69%)	(0.77%)	3.40%	4.53%	1.40%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$202,006	$183,965	$166,091	$108,887	$45,708
Ratio of expenses to average net assets	0.61%	0.61%	0.61%	0.61%	0.61%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.64%	0.64%	0.67%	0.66%	0.64%
Ratio of net investment income to average net assets	1.13%	0.58%	1.52%	2.43%	2.47%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.10%	0.55%	1.46%	2.38%	2.44%
Portfolio turnover	59%	50%	77%	45%	49%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Short-Term Bond Index Fund–20

LVIP SSGA Short-Term Bond Index Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Short-Term Bond Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to provide investment results that, before fees and expenses, correspond generally to the price and yield performance of an index that tracks the short-term U.S. corporate bond market.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund
LVIP SSGA Short-Term Bond Index Fund–21

LVIP SSGA Short-Term Bond Index Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.28% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses exceed 0.3625% of the average daily net assets for the Standard Class and 0.6125% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2022, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2023	2024	2025	Total
LIAC	$ 128,744	$ 79,477	$ 88,862	$ 297,083
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$18,220
Legal	3,344
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $1,543 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 8,789
Management fees payable to LIAC	63,433
Distribution fees payable to LFD	42,598
Shareholder servicing fees payable to Lincoln Life	6,570
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP SSGA Short-Term Bond Index Fund–22

LVIP SSGA Short-Term Bond Index Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$167,717,932
Sales	151,682,893
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$282,026,269
Aggregate unrealized appreciation of investments	$ 66,948
Aggregate unrealized depreciation of investments	(10,610,196)
Net unrealized depreciation of investments	$ (10,543,248)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate Bonds	$ —	$264,584,988	$—	$264,584,988
Supranational Banks	—	702,814	—	702,814
Money Market Fund	6,195,219	—	—	6,195,219
Total Investments	$6,195,219	$265,287,802	$—	$271,483,021
There were no Level 3 investments at the beginning or end of the period.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and premium amortization accruals.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended	Year Ended
	12/31/22	12/31/21
Ordinary income	$3,270,776	$2,128,524
Long-term capital gains	1,357,215	1,182,739
Total	$4,627,991	$3,311,263
LVIP SSGA Short-Term Bond Index Fund–23

LVIP SSGA Short-Term Bond Index Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 31,537
Capital loss carryforward	(3,439,203)
Net unrealized depreciation	(10,543,248)
Distributable earnings/(accumulated loss)	$(13,950,914)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the period ended December 31, 2022, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2022, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$306,187	$3,133,016	$3,439,203
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	1,075,160	1,746,994
Service Class	8,624,872	9,555,024
Shares reinvested:
Standard Class	133,048	114,390
Service Class	344,210	208,274
	10,177,290	11,624,682
Shares redeemed:
Standard Class	(2,495,136)	(1,220,793)
Service Class	(6,089,328)	(7,694,787)
	(8,584,464)	(8,915,580)
Net increase	1,592,826	2,709,102
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $100,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Fund, is subject to an up-front fee of 0.10% of the sum of commitments. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Risk Factors
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was
LVIP SSGA Short-Term Bond Index Fund–24

LVIP SSGA Short-Term Bond Index Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Short-Term Bond Index Fund–25

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Short-Term Bond Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA Short-Term Bond Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from May 1, 2018 (commencement of operations) through December 31, 2018 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from May 1, 2018 (commencement of operations) through December 31, 2018, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP SSGA Short-Term Bond Index Fund–26

LVIP SSGA Short-Term Bond Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP SSGA Short-Term Bond Index Fund–27

LVIP SSGA Short-Term Bond Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an expense limitation for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the LVIP SSGA Short-Term Bond Index Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters.
Performance. The Board reviewed the LVIP SSGA Short-Term Bond Index Fund’s total return compared to the total return of funds included in the Morningstar Short-Term Bond funds category and the Bloomberg US Corporate 1-3 Year Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the benchmark index for the one-year period and below the return of the Morningstar peer group median and the benchmark index for the three-year period. The Board considered that the Fund commenced operations in 2018. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule, which includes breakpoints, and the average fees charged by SSGA to other clients with investment strategies similar to the Fund. The Board considered that the subadvisory fee rates paid to SSGA were reduced effective May 1, 2021 by the addition of breakpoints, that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSGA, which is an unaffiliated third party of LIAC. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA Short-Term Bond Index Fund–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP SSGA Short-Term Bond Index Fund–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP SSGA Short-Term Bond Index Fund–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP SSGA Short-Term Bond Index Fund–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP SSGA Short-Term Bond Index Fund–32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Short-Term Bond Index Fund–33

LVIP SSGA Small-Cap Index Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP SSGA Small-Cap Index Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA Small-Cap Index Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: SSGA Funds Management, Inc.
The Fund returned (20.78%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the Russell 2000® Index1, returned (20.44%).
In the first quarter, concerns over the Russia-Ukraine War and tighter monetary policy negatively affected the Russell 2000® Index.  U.S. consumer sentiment declined due to inflation rising to a 40-year high of 7.9%. The U.S. Federal Reserve (the “Fed”) announced its first rate hike since 2018, raising the target rate by 0.25%.  They also made it clear that further increases would be on the horizon.  On the positive side, the U.S. labor market remained robust with the February jobs report coming in much better than expected, wage growth having increased by 5.1% year over year, and the unemployment rate having dropped to 3.8%.
During the second quarter consumer sentiment continued to regress despite lower levels of unemployment and stronger wage growth.  The Fed showed its commitment to bringing inflation under control by raising interest rates again. The higher rates resulted in house prices climbing and, conversely, the number of home sales decreasing.
U.S. equities fell sharply for a third straight quarter in the third quarter. The brief market rebound that began in June fizzled in the back half of August as frightened investors saw inflation reach its highest levels since the early 1980s.
U.S. equities trended upward in the fourth quarter but not nearly enough to salvage the damage of the first three quarters.  Downward pressure on housing rent as well as nominal wage growth were two factors helping the market.
The Fund used futures in order to gain market exposure for the cash position.
On an individual security level, the top positive contributors to the Fund’s performance during the reporting period were Madrigal Pharmaceuticals, Inc., Halozyme Therapeutics, Inc., and CME E-MINI RUSSELL 2000 IDX FU SEP 2022 (Not outstanding as of December 31, 2022). The top negative contributors to the Fund’s performance were CME E-MINI RUSSELL 2000 IDX FU MAR 2022, Synaptics Incorporated, and AMC Entertainment Holdings, Inc. Class A.
Portfolio Managers:
SSGA Funds Management, Inc.:	Michael Feehily
Michael Finocchi
Karl Schneider
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA Small-Cap Index Fund Standard Class shares on 12/31/12. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,725. For comparison, look at how the Russell 2000® Index did over the same period. The same $10,000 investment would have increased to $23,695. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 20.78%
Five Years	+ 3.69%
Ten Years	+ 8.56%
Service Class Shares
One Year	- 20.98%
Five Years	+ 3.43%
Ten Years	+ 8.28%
1. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.

LVIP SSGA Small-Cap Index Fund–1

LVIP SSGA Small-Cap Index Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,036.70	0.38%	$1.95
Service Class Shares	1,000.00	1,035.30	0.63%	3.23
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.30	0.38%	$1.94
Service Class Shares	1,000.00	1,022.00	0.63%	3.21

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP SSGA Small-Cap Index Fund–2

LVIP SSGA Small-Cap Index Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	97.60%
Aerospace & Defense	0.99%
Air Freight & Logistics	0.42%
Airlines	0.29%
Auto Components	1.28%
Automobiles	0.15%
Banks	9.83%
Beverages	0.61%
Biotechnology	7.16%
Building Products	1.26%
Capital Markets	1.56%
Chemicals	2.03%
Commercial Services & Supplies	1.45%
Communications Equipment	0.88%
Construction & Engineering	1.59%
Construction Materials	0.16%
Consumer Finance	0.69%
Containers & Packaging	0.31%
Distributors	0.02%
Diversified Consumer Services	0.98%
Diversified Financial Services	0.29%
Diversified Telecommunication Services	0.66%
Electric Utilities	0.74%
Electrical Equipment	1.39%
Electronic Equipment, Instruments & Components	2.28%
Energy Equipment & Services	2.15%
Entertainment	0.20%
Equity Real Estate Investment Trusts	5.68%
Food & Staples Retailing	0.59%
Food Products	1.18%
Gas Utilities	1.22%
Health Care Equipment & Supplies	3.79%
Health Care Providers & Services	2.63%
Health Care Technology	0.53%
Hotels, Restaurants & Leisure	2.31%
Household Durables	1.56%
Household Products	0.27%
Independent Power and Renewable Electricity Producers	0.46%
Industrial Conglomerates	0.02%
Insurance	2.07%
Interactive Media & Services	0.45%
Internet & Direct Marketing Retail	0.39%
IT Services	1.97%
Leisure Products	0.40%
Life Sciences Tools & Services	0.71%
Machinery	3.76%
Marine	0.24%
Media	0.88%
Metals & Mining	1.54%
Mortgage Real Estate Investment Trusts (REITs)	1.16%
Multiline Retail	0.10%
Multi-Utilities	0.51%
Security Type/Sector	Percentage of Net Assets
Oil, Gas & Consumable Fuels	4.48%
Paper & Forest Products	0.15%
Personal Products	0.72%
Pharmaceuticals	1.59%
Professional Services	1.60%
Real Estate Management & Development	0.59%
Road & Rail	0.55%
Semiconductors & Semiconductor Equipment	2.48%
Software	4.56%
Specialty Retail	2.38%
Technology Hardware, Storage & Peripherals	0.33%
Textiles, Apparel & Luxury Goods	0.69%
Thrifts & Mortgage Finance	1.23%
Tobacco	0.15%
Trading Companies & Distributors	1.68%
Water Utilities	0.50%
Wireless Telecommunication Services	0.13%
Rights	0.02%
Warrants	0.01%
Money Market Fund	2.14%
Total Investments	99.77%
Receivables and Other Assets Net of Liabilities	0.23%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Halozyme Therapeutics, Inc.	0.32%
Shockwave Medical, Inc.	0.31%
Inspire Medical Systems, Inc.	0.30%
EMCOR Group, Inc.	0.30%
Crocs, Inc.	0.28%
Matador Resources Co.	0.28%
Iridium Communications, Inc.	0.27%
Murphy Oil Corp.	0.27%
Agree Realty Corp.	0.27%
Texas Roadhouse, Inc.	0.26%
Total	2.86%

IT–Information Technology

LVIP SSGA Small-Cap Index Fund–3

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
COMMON STOCK–97.60%
Aerospace & Defense–0.99%
†AAR Corp.	26,898	$ 1,207,720
†Aerojet Rocketdyne Holdings, Inc.	63,368	3,544,172
†AeroVironment, Inc.	19,881	1,703,006
†AerSale Corp.	13,600	220,592
†Archer Aviation, Inc. Class A	114,700	214,489
†Astra Space, Inc.	123,400	53,531
†Astronics Corp.	21,005	216,352
Cadre Holdings, Inc.	15,400	310,156
†Ducommun, Inc.	9,200	459,632
Kaman Corp.	22,852	509,600
†Kratos Defense & Security Solutions, Inc.	98,250	1,013,940
Maxar Technologies, Inc.	58,500	3,026,790
†Momentus, Inc.	46,900	36,577
Moog, Inc. Class A	22,781	1,999,261
National Presto Industries, Inc.	4,072	278,769
Park Aerospace Corp.	16,788	225,127
†Parsons Corp.	26,800	1,239,500
†Redwire Corp.	16,000	31,680
†Rocket Lab USA, Inc.	173,900	655,603
†Terran Orbital Corp.	20,000	31,600
†Triumph Group, Inc.	52,300	550,196
†V2X, Inc.	9,200	379,868
†Virgin Galactic Holdings, Inc.	180,800	629,184
		18,537,345
Air Freight & Logistics–0.42%
†Air Transport Services Group, Inc.	46,176	1,199,652
†Atlas Air Worldwide Holdings, Inc.	22,320	2,249,856
Forward Air Corp.	21,439	2,248,737
†Hub Group, Inc. Class A	25,744	2,046,391
†Radiant Logistics, Inc.	29,976	152,578
		7,897,214
Airlines–0.29%
†Allegiant Travel Co.	12,284	835,189
†Blade Air Mobility, Inc.	46,000	164,680
†Frontier Group Holdings, Inc.	29,900	307,073
†Hawaiian Holdings, Inc.	41,225	422,969
†Joby Aviation, Inc.	205,700	689,095
†SkyWest, Inc.	40,792	673,476
Spirit Airlines, Inc.	86,694	1,688,799
†Sun Country Airlines Holdings, Inc.	26,900	426,634
†Wheels Up Experience, Inc.	132,300	136,269
		5,344,184
Auto Components–1.28%
†Adient PLC	75,800	2,629,502
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Auto Components (continued)
†American Axle & Manufacturing Holdings, Inc.	92,184	$ 720,879
Dana, Inc.	102,472	1,550,401
†Dorman Products, Inc.	20,973	1,696,086
†Fox Factory Holding Corp.	33,904	3,093,062
†Gentherm, Inc.	26,264	1,714,777
†Goodyear Tire & Rubber Co.	224,393	2,277,589
†Holley, Inc.	41,700	88,404
LCI Industries	19,804	1,830,880
†Luminar Technologies, Inc.	198,700	983,565
†Modine Manufacturing Co.	40,322	800,795
†Motorcar Parts of America, Inc.	15,900	188,574
Patrick Industries, Inc.	17,271	1,046,623
†Solid Power, Inc.	100,600	255,524
Standard Motor Products, Inc.	15,851	551,615
†Stoneridge, Inc.	20,731	446,960
†Visteon Corp.	22,200	2,904,426
†XPEL, Inc.	17,100	1,027,026
		23,806,688
Automobiles–0.15%
†Canoo, Inc.	114,000	140,220
†Cenntro Electric Group Ltd.	154,500	67,980
†Faraday Future Intelligent Electric, Inc.	83,400	24,211
†Fisker, Inc.	129,000	937,830
†Lordstown Motors Corp. Class A	132,300	150,822
†Mullen Automotive, Inc.	266,300	76,162
Winnebago Industries, Inc.	23,773	1,252,837
†Workhorse Group, Inc.	118,400	179,968
		2,830,030
Banks–9.83%
1st Source Corp.	13,134	697,284
ACNB Corp.	6,700	266,727
Amalgamated Financial Corp.	11,600	267,264
Amerant Bancorp, Inc.	22,800	611,952
American National Bankshares, Inc.	8,300	306,519
Ameris Bancorp	52,812	2,489,558
Arrow Financial Corp.	11,422	387,206
Associated Banc-Corp.	119,000	2,747,710
Atlantic Union Bankshares Corp.	59,592	2,094,063
†Axos Financial, Inc.	45,560	1,741,303
Banc of California, Inc.	41,738	664,886
BancFirst Corp.	15,586	1,374,373
†Bancorp, Inc.	43,947	1,247,216
Bank First Corp.	5,200	482,664
LVIP SSGA Small-Cap Index Fund–4

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Bank of Marin Bancorp	12,598	$ 414,222
Bank of NT Butterfield & Son Ltd.	39,700	1,183,457
BankUnited, Inc.	62,700	2,129,919
Bankwell Financial Group, Inc.	4,800	141,264
Banner Corp.	27,119	1,713,921
Bar Harbor Bankshares	12,468	399,475
BayCom Corp.	10,900	206,882
BCB Bancorp, Inc.	11,300	203,287
Berkshire Hills Bancorp, Inc.	34,393	1,028,351
Blue Ridge Bankshares, Inc.	13,400	167,366
Brookline Bancorp, Inc.	59,519	842,194
Business First Bancshares, Inc.	17,000	376,380
Byline Bancorp, Inc.	19,900	457,103
Cadence Bank	145,104	3,578,265
Cambridge Bancorp	5,570	462,644
Camden National Corp.	11,655	485,897
Capital Bancorp, Inc.	6,900	162,426
Capital City Bank Group, Inc.	10,584	343,980
Capstar Financial Holdings, Inc.	16,287	287,628
†Carter Bankshares, Inc.	19,419	322,161
Cathay General Bancorp	57,403	2,341,468
Central Pacific Financial Corp.	21,930	444,740
Citizens & Northern Corp.	12,013	274,617
City Holding Co.	11,697	1,088,874
Civista Bancshares, Inc.	11,600	255,316
CNB Financial Corp.	13,595	323,425
†Coastal Financial Corp.	8,200	389,664
Colony Bankcorp, Inc.	13,900	176,391
Columbia Banking System, Inc.	62,593	1,885,927
Community Bank System, Inc.	42,619	2,682,866
Community Trust Bancorp, Inc.	12,730	584,689
ConnectOne Bancorp, Inc.	30,269	732,812
†CrossFirst Bankshares, Inc.	36,900	457,929
†Customers Bancorp, Inc.	24,280	688,095
CVB Financial Corp.	106,559	2,743,894
Dime Community Bancshares, Inc.	25,963	826,402
Eagle Bancorp, Inc.	25,246	1,112,591
Eastern Bankshares, Inc.	125,700	2,168,325
Enterprise Bancorp, Inc.	7,799	275,305
Enterprise Financial Services Corp.	28,170	1,379,203
Equity Bancshares, Inc. Class A	12,400	405,108
Esquire Financial Holdings, Inc.	5,900	255,234
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Farmers & Merchants Bancorp, Inc.	9,700	$ 263,646
Farmers National Banc Corp.	25,392	358,535
FB Financial Corp.	28,471	1,028,942
Financial Institutions, Inc.	12,067	293,952
First Bancorp	28,109	1,204,190
First BanCorp	145,435	1,849,933
First Bancorp, Inc.	7,680	229,939
First Bancshares, Inc.	15,900	508,959
First Bank	13,400	184,384
First Busey Corp.	41,035	1,014,385
First Business Financial Services, Inc.	6,800	248,540
First Commonwealth Financial Corp.	74,239	1,037,119
First Community Bankshares, Inc.	13,134	445,243
First Financial Bancorp	73,917	1,791,009
First Financial Bankshares, Inc.	104,184	3,583,930
First Financial Corp.	9,269	427,116
First Foundation, Inc.	41,805	599,066
First Guaranty Bancshares, Inc.	4,600	107,870
First Internet Bancorp	7,192	174,622
First Interstate BancSystem, Inc. Class A	71,343	2,757,407
First Merchants Corp.	45,468	1,869,189
First Mid Bancshares, Inc.	15,113	484,825
First of Long Island Corp.	17,854	321,372
†First Western Financial, Inc.	6,200	174,530
Five Star Bancorp	10,400	283,296
Flushing Financial Corp.	23,297	451,496
Fulton Financial Corp.	129,100	2,172,753
†FVCBankcorp, Inc.	10,200	194,514
German American Bancorp, Inc.	22,577	842,122
Glacier Bancorp, Inc.	89,182	4,407,374
Great Southern Bancorp, Inc.	7,770	462,237
Guaranty Bancshares, Inc.	6,628	229,594
Hancock Whitney Corp.	68,975	3,337,700
Hanmi Financial Corp.	24,642	609,889
HarborOne Bancorp, Inc.	34,958	485,916
HBT Financial, Inc.	8,100	158,517
Heartland Financial USA, Inc.	32,738	1,526,246
Heritage Commerce Corp.	47,638	619,294
Heritage Financial Corp.	28,155	862,669
Hilltop Holdings, Inc.	38,975	1,169,640
Home BancShares, Inc.	150,128	3,421,417
HomeStreet, Inc.	14,529	400,710
HomeTrust Bancshares, Inc.	11,641	281,363
Hope Bancorp, Inc.	92,258	1,181,825
Horizon Bancorp, Inc.	32,782	494,353

LVIP SSGA Small-Cap Index Fund–5

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Independent Bank Corp.	52,704	$ 3,475,043
Independent Bank Group, Inc.	28,560	1,715,885
International Bancshares Corp.	43,164	1,975,185
John Marshall Bancorp, Inc.	9,700	279,166
Lakeland Bancorp, Inc.	50,778	894,201
Lakeland Financial Corp.	19,617	1,431,452
Live Oak Bancshares, Inc.	26,800	809,360
Macatawa Bank Corp.	22,645	249,774
Mercantile Bank Corp.	12,433	416,257
Metrocity Bankshares, Inc.	15,000	324,450
†Metropolitan Bank Holding Corp.	8,400	492,828
Mid Penn Bancorp, Inc.	11,500	344,655
Midland States Bancorp, Inc.	17,104	455,308
MidWestOne Financial Group, Inc.	11,342	360,108
MVB Financial Corp.	8,200	180,564
National Bank Holdings Corp. Class A	23,252	978,212
NBT Bancorp, Inc.	33,439	1,451,921
†Nicolet Bankshares, Inc.	10,000	797,900
Northeast Bank	5,300	223,130
Northwest Bancshares, Inc.	97,109	1,357,584
OceanFirst Financial Corp.	46,067	978,924
OFG Bancorp	36,988	1,019,389
Old National Bancorp	234,704	4,219,978
Old Second Bancorp, Inc.	34,346	550,910
Origin Bancorp, Inc.	18,300	671,610
Orrstown Financial Services, Inc.	8,400	194,544
Pacific Premier Bancorp, Inc.	74,782	2,360,120
Park National Corp.	11,476	1,615,247
Parke Bancorp, Inc.	7,900	163,846
Pathward Financial, Inc.	22,800	981,540
PCB Bancorp	9,100	160,979
PCSB Financial Corp.	9,800	186,592
Peapack-Gladstone Financial Corp.	13,991	520,745
Peoples Bancorp, Inc.	22,640	639,580
Peoples Financial Services Corp.	5,877	304,664
Preferred Bank	10,546	786,942
Premier Financial Corp.	28,875	778,759
Primis Financial Corp.	17,600	208,560
†Professional Holding Corp. Class A	10,200	282,948
QCR Holdings, Inc.	12,700	630,428
RBB Bancorp	11,832	246,697
Red River Bancshares, Inc.	3,400	173,604
Renasant Corp.	43,808	1,646,743
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Republic Bancorp, Inc. Class A	7,125	$ 291,555
†Republic First Bancorp, Inc.	37,687	81,027
S&T Bancorp, Inc.	31,024	1,060,400
Sandy Spring Bancorp, Inc.	34,317	1,208,988
Seacoast Banking Corp. of Florida	47,944	1,495,373
ServisFirst Bancshares, Inc.	40,200	2,770,182
Shore Bancshares, Inc.	15,100	263,193
Sierra Bancorp	10,866	230,794
†Silvergate Capital Corp. Class A	25,000	435,000
Simmons First National Corp. Class A	98,170	2,118,509
SmartFinancial, Inc.	12,400	341,000
South Plains Financial, Inc.	7,977	219,607
†Southern First Bancshares, Inc.	6,415	293,486
Southside Bancshares, Inc.	24,967	898,562
SouthState Corp.	60,105	4,589,618
Stellar Bancorp, Inc.	36,110	1,063,801
Stock Yards Bancorp, Inc.	22,632	1,470,627
Summit Financial Group, Inc.	8,858	220,476
†Texas Capital Bancshares, Inc.	39,900	2,406,369
†Third Coast Bancshares, Inc.	10,100	186,143
Tompkins Financial Corp.	11,059	857,957
Towne Bank	53,337	1,644,913
TriCo Bancshares	24,813	1,265,215
†Triumph Bancorp, Inc.	18,300	894,321
Trustmark Corp.	48,879	1,706,366
UMB Financial Corp.	35,182	2,938,401
United Bankshares, Inc.	104,478	4,230,314
United Community Banks, Inc.	84,896	2,869,485
Unity Bancorp, Inc.	6,000	163,980
Univest Financial Corp.	23,720	619,804
†USCB Financial Holdings, Inc.	7,300	89,060
Valley National Bancorp	344,676	3,898,286
Veritex Holdings, Inc.	41,782	1,173,239
Washington Federal, Inc.	51,400	1,724,470
Washington Trust Bancorp, Inc.	14,075	664,058
WesBanco, Inc.	45,695	1,689,801
West BanCorp, Inc.	13,696	349,933
Westamerica BanCorp	20,781	1,226,287
		183,516,982
Beverages–0.61%
†Celsius Holdings, Inc.	44,300	4,608,972
Coca-Cola Consolidated, Inc.	3,713	1,902,393
†Duckhorn Portfolio, Inc.	30,000	497,100

LVIP SSGA Small-Cap Index Fund–6

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Beverages (continued)
MGP Ingredients, Inc.	11,200	$ 1,191,456
†National Beverage Corp.	18,734	871,693
Primo Water Corp.	124,900	1,940,946
†Vintage Wine Estates, Inc.	24,500	79,870
†Vita Coco Co., Inc.	22,800	315,096
		11,407,526
Biotechnology–7.16%
†2seventy bio, Inc.	30,100	282,037
†4D Molecular Therapeutics, Inc.	24,000	533,040
†Aadi Bioscience, Inc.	11,800	151,394
†ACADIA Pharmaceuticals, Inc.	95,900	1,526,728
†Adicet Bio, Inc.	22,800	203,832
†ADMA Biologics, Inc.	145,000	562,600
†Aerovate Therapeutics, Inc.	7,000	205,100
†Affimed NV	116,600	144,584
†Agenus, Inc.	223,300	535,920
†Agios Pharmaceuticals, Inc.	43,400	1,218,672
†Akero Therapeutics, Inc.	27,800	1,523,440
†Albireo Pharma, Inc.	13,800	298,218
†Alector, Inc.	51,089	471,551
†Alkermes PLC	130,400	3,407,352
†Allogene Therapeutics, Inc.	65,200	410,108
†Allovir, Inc.	25,800	132,354
†Alpine Immune Sciences, Inc.	13,400	98,490
†ALX Oncology Holdings, Inc.	16,900	190,463
†Amicus Therapeutics, Inc.	219,900	2,684,979
†AnaptysBio, Inc.	16,600	514,434
†Anavex Life Sciences Corp.	55,500	513,930
†Anika Therapeutics, Inc.	12,195	360,972
†Apellis Pharmaceuticals, Inc.	74,804	3,868,115
†Arbutus Biopharma Corp.	92,100	214,593
†Arcellx, Inc.	22,400	693,952
†Arcturus Therapeutics Holdings, Inc.	18,600	315,456
†Arcus Biosciences, Inc.	40,800	843,744
†Arcutis Biotherapeutics, Inc.	32,900	486,920
†Arrowhead Pharmaceuticals, Inc.	82,432	3,343,442
†Atara Biotherapeutics, Inc.	73,100	239,768
†Aura Biosciences, Inc.	15,400	161,700
†Aurinia Pharmaceuticals, Inc.	109,900	474,768
†Avid Bioservices, Inc.	50,000	688,500
†Avidity Biosciences, Inc.	39,800	883,162
†Beam Therapeutics, Inc.	50,800	1,986,788
†BioCryst Pharmaceuticals, Inc.	147,503	1,693,334
†Biohaven Ltd.	50,450	700,246
†Bioxcel Therapeutics, Inc.	15,930	342,176
†Bluebird Bio, Inc.	60,700	420,044
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Blueprint Medicines Corp.	47,748	$ 2,091,840
†Bridgebio Pharma, Inc.	85,485	651,396
†C4 Therapeutics, Inc.	35,100	207,090
†CareDx, Inc.	41,700	475,797
†Caribou Biosciences, Inc.	45,200	283,856
†Catalyst Pharmaceuticals, Inc.	76,100	1,415,460
†Celldex Therapeutics, Inc.	36,500	1,626,805
†Celularity, Inc.	54,300	70,047
†Century Therapeutics, Inc.	17,000	87,210
†Cerevel Therapeutics Holdings, Inc.	43,200	1,362,528
†Chimerix, Inc.	65,100	121,086
†Chinook Therapeutics, Inc.	40,160	1,052,192
†Cogent Biosciences, Inc.	49,600	573,376
†Coherus Biosciences, Inc.	61,105	483,952
†Crinetics Pharmaceuticals, Inc.	42,968	786,314
†CTI BioPharma Corp.	80,700	485,007
†Cullinan Oncology, Inc.	24,900	262,695
†Cytokinetics, Inc.	65,666	3,008,816
†Day One Biopharmaceuticals, Inc.	22,300	479,896
†Deciphera Pharmaceuticals, Inc.	36,487	598,022
†Denali Therapeutics, Inc.	86,900	2,416,689
†Design Therapeutics, Inc.	28,100	288,306
†Dynavax Technologies Corp.	94,115	1,001,384
†Dyne Therapeutics, Inc.	26,100	302,499
†Eagle Pharmaceuticals, Inc.	8,300	242,609
†Editas Medicine, Inc.	56,538	501,492
†Eiger BioPharmaceuticals, Inc.	32,700	38,586
†Emergent BioSolutions, Inc.	41,248	487,139
†Enanta Pharmaceuticals, Inc.	16,000	744,320
†Enochian Biosciences, Inc.	16,500	16,995
†EQRx, Inc.	155,600	382,776
†Erasca, Inc.	52,300	225,413
†Fate Therapeutics, Inc.	66,154	667,494
†FibroGen, Inc.	69,400	1,111,788
†Foghorn Therapeutics, Inc.	15,900	101,442
†Gelesis Holdings, Inc.	9,100	2,643
†Generation Bio Co.	39,000	153,270
†Geron Corp.	291,594	705,657
†Gossamer Bio, Inc.	51,200	111,104
†GreenLight Biosciences Holdings PBC	58,400	68,912
†Halozyme Therapeutics, Inc.	106,343	6,050,917
†Heron Therapeutics, Inc.	81,692	204,230
†HilleVax, Inc.	10,300	172,319
†Humacyte, Inc.	14,300	30,173
†Icosavax, Inc.	17,200	136,568
†Ideaya Biosciences, Inc.	27,900	506,943

LVIP SSGA Small-Cap Index Fund–7

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†IGM Biosciences, Inc.	8,400	$ 142,884
†Imago Biosciences, Inc.	21,000	754,950
†ImmunityBio, Inc.	65,500	332,085
†ImmunoGen, Inc.	170,093	843,661
†Immunovant, Inc.	33,200	589,300
†Inhibrx, Inc.	23,700	583,968
†Inovio Pharmaceuticals, Inc.	182,300	284,388
†Insmed, Inc.	107,900	2,155,842
†Instil Bio, Inc.	57,700	36,351
†Intellia Therapeutics, Inc.	67,800	2,365,542
†Intercept Pharmaceuticals, Inc.	19,500	241,215
†Invivyd, Inc.	40,100	60,150
†Iovance Biotherapeutics, Inc.	119,700	764,883
†Ironwood Pharmaceuticals, Inc.	108,772	1,347,685
†iTeos Therapeutics, Inc.	19,100	373,023
†IVERIC bio, Inc.	107,400	2,299,434
†Janux Therapeutics, Inc.	13,600	179,112
†Jounce Therapeutics, Inc.	35,100	38,961
†KalVista Pharmaceuticals, Inc.	19,500	131,820
†Karuna Therapeutics, Inc.	23,900	4,696,350
†Karyopharm Therapeutics, Inc.	60,862	206,931
†Keros Therapeutics, Inc.	13,900	667,478
†Kezar Life Sciences, Inc.	42,400	298,496
†Kiniksa Pharmaceuticals Ltd. Class A	25,700	384,986
†Kinnate Biopharma, Inc.	24,400	148,840
†Kodiak Sciences, Inc.	26,515	189,847
†Kronos Bio, Inc.	33,300	53,946
†Krystal Biotech, Inc.	17,200	1,362,584
†Kura Oncology, Inc.	51,799	642,826
†Kymera Therapeutics, Inc.	30,800	768,768
†Lexicon Pharmaceuticals, Inc.	61,416	117,304
†Ligand Pharmaceuticals, Inc.	11,965	799,262
†Lyell Immunopharma, Inc.	141,300	490,311
†MacroGenics, Inc.	50,800	340,868
†Madrigal Pharmaceuticals, Inc.	10,135	2,941,684
†MannKind Corp.	202,800	1,068,756
†MeiraGTx Holdings plc	25,292	164,904
†Mersana Therapeutics, Inc.	73,700	431,882
†MiMedx Group, Inc.	94,000	261,320
†Mirum Pharmaceuticals, Inc.	13,200	257,400
†Monte Rosa Therapeutics, Inc.	22,800	173,508
†Morphic Holding, Inc.	21,300	569,775
†Myriad Genetics, Inc.	63,000	914,130
†Nkarta, Inc.	26,700	159,933
†Nurix Therapeutics, Inc.	36,100	396,378
†Nuvalent, Inc. Class A	13,400	399,052
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Ocugen, Inc.	173,100	$ 225,030
†Organogenesis Holdings, Inc.	56,000	150,640
†Outlook Therapeutics, Inc.	101,600	109,728
†Pardes Biosciences, Inc.	23,300	39,377
†PepGen, Inc.	6,300	84,231
†PMV Pharmaceuticals, Inc.	30,600	266,220
†Point Biopharma Global, Inc.	60,000	437,400
†Praxis Precision Medicines, Inc.	31,800	75,684
†Precigen, Inc.	84,900	129,048
†Prometheus Biosciences, Inc.	27,800	3,058,000
†Protagonist Therapeutics, Inc.	38,300	417,853
†Prothena Corp. PLC	28,300	1,705,075
†PTC Therapeutics, Inc.	56,124	2,142,253
†Rallybio Corp.	12,185	80,055
†RAPT Therapeutics, Inc.	21,000	415,800
†Recursion Pharmaceuticals, Inc. Class A	110,600	852,726
†REGENXBIO, Inc.	32,900	746,172
†Relay Therapeutics, Inc.	61,100	912,834
†Replimune Group, Inc.	32,776	891,507
†REVOLUTION Medicines, Inc.	60,000	1,429,200
†Rigel Pharmaceuticals, Inc.	147,363	221,044
†Rocket Pharmaceuticals, Inc.	42,900	839,553
†Sage Therapeutics, Inc.	41,300	1,575,182
†Sana Biotechnology, Inc.	72,400	285,980
†Sangamo Therapeutics, Inc.	100,589	315,849
†Seres Therapeutics, Inc.	55,100	308,560
†Sorrento Therapeutics, Inc.	310,600	275,192
†SpringWorks Therapeutics, Inc.	28,400	738,684
†Stoke Therapeutics, Inc.	18,500	170,755
†Sutro Biopharma, Inc.	36,700	296,536
†Syndax Pharmaceuticals, Inc.	42,306	1,076,688
†Talaris Therapeutics, Inc.	18,700	19,074
†Tango Therapeutics, Inc.	38,200	276,950
†Tenaya Therapeutics, Inc.	23,700	47,637
†TG Therapeutics, Inc.	108,600	1,284,738
†Travere Therapeutics, Inc.	48,400	1,017,852
†Twist Bioscience Corp.	44,700	1,064,307
†Tyra Biosciences, Inc.	10,600	80,560
†Vanda Pharmaceuticals, Inc.	43,581	322,064
†Vaxart, Inc.	99,900	95,994
†Vaxcyte, Inc.	57,300	2,747,535
†VBI Vaccines, Inc.	148,700	58,157
†Vera Therapeutics, Inc.	11,600	224,460
†Veracyte, Inc.	57,100	1,354,983
†Vericel Corp.	37,700	993,018
†Verve Therapeutics, Inc.	35,800	692,730
†Vir Biotechnology, Inc.	57,900	1,465,449

LVIP SSGA Small-Cap Index Fund–8

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Viridian Therapeutics, Inc.	30,200	$ 882,142
†VistaGen Therapeutics, Inc.	168,300	17,335
†Xencor, Inc.	45,700	1,190,028
†Y-mAbs Therapeutics, Inc.	29,800	145,424
†Zentalis Pharmaceuticals, Inc.	37,800	761,292
		133,569,317
Building Products–1.26%
AAON, Inc.	34,917	2,629,948
†American Woodmark Corp.	13,475	658,389
Apogee Enterprises, Inc.	18,147	806,816
Caesarstone Ltd.	18,900	107,919
CSW Industrials, Inc.	11,800	1,367,974
†Gibraltar Industries, Inc.	24,791	1,137,411
Griffon Corp.	36,631	1,311,023
Insteel Industries, Inc.	15,139	416,625
†Janus International Group, Inc.	66,500	633,080
†JELD-WEN Holding, Inc.	66,200	638,830
†Masonite International Corp.	17,688	1,425,830
†PGT Innovations, Inc.	45,895	824,274
Quanex Building Products Corp.	26,952	638,223
†Resideo Technologies, Inc.	115,400	1,898,330
Simpson Manufacturing Co., Inc.	34,189	3,031,197
UFP Industries, Inc.	47,710	3,781,018
†View, Inc.	94,900	91,569
Zurn Elkay Water Solutions Corp.	99,264	2,099,434
		23,497,890
Capital Markets–1.56%
Artisan Partners Asset Management, Inc. Class A	47,700	1,416,690
†AssetMark Financial Holdings, Inc.	17,300	397,900
Associated Capital Group, Inc. Class A	1,451	60,927
B Riley Financial, Inc.	16,523	565,087
†Bakkt Holdings, Inc.	48,700	57,953
BGC Partners, Inc. Class A	253,400	955,318
†Blucora, Inc.	38,468	982,088
Brightsphere Investment Group, Inc.	26,217	539,546
Cohen & Steers, Inc.	20,169	1,302,111
Cowen, Inc. Class A	21,408	826,777
Diamond Hill Investment Group, Inc.	2,332	431,467
†Donnelley Financial Solutions, Inc.	20,100	776,865
Federated Hermes, Inc.	68,200	2,476,342
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
†Focus Financial Partners, Inc. Class A	46,100	$ 1,718,147
GCM Grosvenor, Inc. Class A	34,000	258,740
Hamilton Lane, Inc. Class A	28,100	1,795,028
Houlihan Lokey, Inc.	39,964	3,483,262
†MarketWise, Inc.	15,200	25,536
Moelis & Co. Class A	51,400	1,972,218
†Open Lending Corp. Class A	86,300	582,525
Oppenheimer Holdings, Inc. Class A	6,302	266,764
Perella Weinberg Partners Class A	29,200	286,160
Piper Sandler Cos.,	13,568	1,766,418
PJT Partners, Inc. Class A	19,000	1,400,110
Sculptor Capital Management, Inc.	20,600	178,396
Silvercrest Asset Management Group, Inc. Class A	8,500	159,545
StepStone Group, Inc. Class A	43,200	1,087,776
†StoneX Group, Inc.	13,724	1,307,897
Value Line, Inc.	600	30,528
Victory Capital Holdings, Inc. Class A	13,200	354,156
Virtus Investment Partners, Inc.	5,432	1,039,902
WisdomTree, Inc.	110,708	603,358
		29,105,537
Chemicals–2.03%
AdvanSix, Inc.	21,300	809,826
American Vanguard Corp.	22,395	486,195
†Amyris, Inc.	165,300	252,909
†Aspen Aerogels, Inc.	22,600	266,454
Avient Corp.	72,871	2,460,125
Balchem Corp.	25,509	3,114,904
Cabot Corp.	44,500	2,974,380
Chase Corp.	6,139	529,550
†Danimer Scientific, Inc.	75,900	135,861
†Diversey Holdings Ltd.	62,400	265,824
†Ecovyst, Inc.	57,800	512,108
FutureFuel Corp.	22,108	179,738
Hawkins, Inc.	15,736	607,410
HB Fuller Co.	42,409	3,037,333
†Ingevity Corp.	29,953	2,109,889
Innospec, Inc.	19,704	2,026,753
†Intrepid Potash, Inc.	9,300	268,491
Koppers Holdings, Inc.	16,560	466,992
Kronos Worldwide, Inc.	17,689	166,277
†Livent Corp.	129,800	2,579,126
†LSB Industries, Inc.	59,000	784,700
Mativ Holdings, Inc.	43,179	902,441
Minerals Technologies, Inc.	25,964	1,576,534

LVIP SSGA Small-Cap Index Fund–9

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Chemicals (continued)
†Origin Materials, Inc.	86,000	$ 396,460
Orion Engineered Carbons SA	49,395	879,725
†Perimeter Solutions SA	93,700	856,418
†PureCycle Technologies, Inc.	82,800	559,728
Quaker Chemical Corp.	10,813	1,804,690
†Rayonier Advanced Materials, Inc.	49,300	473,280
Sensient Technologies Corp.	33,495	2,442,455
Stepan Co.	16,970	1,806,626
Tredegar Corp.	22,530	230,257
Trinseo PLC	27,700	629,067
Tronox Holdings PLC Class A	93,100	1,276,401
Valhi, Inc.	2,100	46,200
		37,915,127
Commercial Services & Supplies–1.45%
ABM Industries, Inc.	53,423	2,373,050
ACCO Brands Corp.	76,824	429,446
†ACV Auctions, Inc. Class A	93,100	764,351
Aris Water Solution, Inc. Class A	18,000	259,380
Brady Corp. Class A	36,437	1,716,183
†BrightView Holdings, Inc.	35,900	247,351
Brink's Co.	36,160	1,942,154
†Casella Waste Systems, Inc. Class A	39,934	3,167,166
†Cimpress PLC	14,234	393,001
CompX International, Inc.	1,538	28,422
†CoreCivic, Inc.	90,800	1,049,648
Deluxe Corp.	35,340	600,073
Ennis, Inc.	21,062	466,734
†GEO Group, Inc.	96,326	1,054,770
†Harsco Corp.	62,900	395,641
Healthcare Services Group, Inc.	60,581	726,972
†Heritage-Crystal Clean, Inc.	12,654	411,002
HNI Corp.	32,075	911,892
Interface, Inc.	47,721	471,006
†KAR Auction Services, Inc.	86,300	1,126,215
Kimball International, Inc. Class B	30,902	200,863
†Li-Cycle Holdings Corp.	107,900	513,604
Matthews International Corp. Class A	23,610	718,688
MillerKnoll, Inc.	60,405	1,269,109
†Montrose Environmental Group, Inc.	21,500	954,385
NL Industries, Inc.	7,236	49,277
Pitney Bowes, Inc.	140,700	534,660
†Quad/Graphics, Inc.	25,900	105,672
†SP Plus Corp.	16,097	558,888
Steelcase, Inc. Class A	70,298	497,007
UniFirst Corp.	11,967	2,309,511
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Commercial Services & Supplies (continued)
†Viad Corp.	16,513	$ 402,752
VSE Corp.	8,266	387,510
		27,036,383
Communications Equipment–0.88%
ADTRAN Holdings, Inc.	56,648	1,064,416
†Aviat Networks, Inc.	8,800	274,472
†Calix, Inc.	45,231	3,095,157
†Cambium Networks Corp.	9,000	195,030
†Casa Systems, Inc.	25,968	70,893
†Clearfield, Inc.	9,400	884,916
†CommScope Holding Co., Inc.	163,500	1,201,725
Comtech Telecommunications Corp.	21,675	263,134
†Digi International, Inc.	27,843	1,017,662
†DZS, Inc.	14,500	183,860
†Extreme Networks, Inc.	100,545	1,840,979
†Harmonic, Inc.	75,088	983,653
†Infinera Corp.	150,023	1,011,155
†Inseego Corp.	71,300	60,070
†NETGEAR, Inc.	22,934	415,335
†NetScout Systems, Inc.	54,556	1,773,615
†Ondas Holdings, Inc.	28,300	44,997
†Ribbon Communications, Inc.	59,202	165,174
†Viavi Solutions, Inc.	181,600	1,908,616
		16,454,859
Construction & Engineering–1.59%
†Ameresco, Inc. Class A	25,221	1,441,128
†API Group Corp.	165,200	3,107,412
Arcosa, Inc.	38,600	2,097,524
Argan, Inc.	10,424	384,437
Comfort Systems USA, Inc.	28,336	3,260,907
†Concrete Pumping Holdings, Inc.	22,000	128,700
†Construction Partners, Inc. Class A	32,500	867,425
†Dycom Industries, Inc.	23,029	2,155,514
EMCOR Group, Inc.	37,696	5,583,155
†Fluor Corp.	113,700	3,940,842
Granite Construction, Inc.	34,479	1,209,178
†Great Lakes Dredge & Dock Corp.	53,234	316,742
†IES Holdings, Inc.	7,200	256,104
†MYR Group, Inc.	13,094	1,205,565
†Northwest Pipe Co.	8,348	281,328
†NV5 Global, Inc.	10,800	1,429,056
Primoris Services Corp.	43,338	950,836
†Sterling Infrastructure, Inc.	24,000	787,200
†Tutor Perini Corp.	35,006	264,295
		29,667,348

LVIP SSGA Small-Cap Index Fund–10

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Construction Materials–0.16%
†Summit Materials, Inc. Class A	94,926	$ 2,694,954
U.S. Lime & Minerals, Inc.	1,587	223,386
		2,918,340
Consumer Finance–0.69%
†Atlanticus Holdings Corp.	3,315	86,853
Bread Financial Holdings, Inc.	39,700	1,495,102
†Consumer Portfolio Services, Inc.	6,300	55,755
Curo Group Holdings Corp.	18,000	63,900
†Encore Capital Group, Inc.	18,863	904,292
†Enova International, Inc.	24,923	956,296
†EZCORP, Inc. Class A	41,619	339,195
FirstCash Holdings, Inc.	30,024	2,609,386
†Green Dot Corp. Class A	38,002	601,192
†LendingClub Corp.	82,960	730,048
†LendingTree, Inc.	8,500	181,305
†Moneylion, Inc.	119,600	74,152
Navient Corp.	85,000	1,398,250
Nelnet, Inc. Class A	11,538	1,047,073
†NerdWallet, Inc. Class A	20,600	197,760
†Oportun Financial Corp.	21,900	120,669
†OppFi, Inc.	9,400	19,270
†PRA Group, Inc.	30,123	1,017,555
†PROG Holdings, Inc.	38,705	653,727
Regional Management Corp.	6,143	172,495
†Sunlight Financial Holdings, Inc.	19,400	25,026
†World Acceptance Corp.	3,301	217,668
		12,966,969
Containers & Packaging–0.31%
†Cryptyde, Inc.	5,940	1,139
Greif, Inc. Class A	24,217	1,672,213
Myers Industries, Inc.	29,597	657,941
†O-I Glass, Inc.	123,400	2,044,738
Pactiv Evergreen, Inc.	33,800	383,968
†Ranpak Holdings Corp.	33,900	195,603
TriMas Corp.	33,225	921,661
		5,877,263
Distributors–0.02%
†Funko, Inc. Class A	25,900	282,569
Weyco Group, Inc.	5,000	105,800
		388,369
Diversified Consumer Services–0.98%
†2U, Inc.	60,800	381,216
†Adtalem Global Education, Inc.	35,817	1,271,504
†American Public Education, Inc.	15,560	191,232
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Consumer Services (continued)
†Beachbody Co., Inc.	90,000	$ 47,340
Carriage Services, Inc.	10,935	301,150
†Chegg, Inc.	98,900	2,499,203
†Coursera, Inc.	92,600	1,095,458
†Duolingo, Inc.	18,700	1,330,131
European Wax Center, Inc. Class A	19,700	245,265
†Frontdoor, Inc.	65,600	1,364,480
Graham Holdings Co. Class B	2,900	1,752,209
Laureate Education, Inc. Class A	107,300	1,032,226
†Nerdy, Inc.	44,700	100,575
†OneSpaWorld Holdings Ltd.	53,200	496,356
†Perdoceo Education Corp.	53,268	740,425
†PowerSchool Holdings, Inc. Class A	36,100	833,188
†Rover Group, Inc.	77,700	285,159
Strategic Education, Inc.	18,035	1,412,501
†Stride, Inc.	32,500	1,016,600
†Udemy, Inc.	58,800	620,340
†Universal Technical Institute, Inc.	25,600	172,032
†Vivint Smart Home, Inc.	76,300	907,970
†WW International, Inc.	44,700	172,542
		18,269,102
Diversified Financial Services–0.29%
Alerus Financial Corp.	12,900	301,215
A-Mark Precious Metals, Inc.	14,600	507,058
Banco Latinoamericano de Comercio Exterior SA	21,958	355,720
†Cannae Holdings, Inc.	56,000	1,156,400
Compass Diversified Holdings	49,600	904,208
Jackson Financial, Inc. Class A	59,700	2,076,963
†SWK Holdings Corp.	2,400	42,336
		5,343,900
Diversified Telecommunication Services–0.66%
†Anterix, Inc.	14,800	476,116
ATN International, Inc.	8,792	398,365
†Bandwidth, Inc. Class A	18,500	424,575
†Charge Enterprises, Inc.	91,000	112,840
Cogent Communications Holdings, Inc.	34,204	1,952,364
†Consolidated Communications Holdings, Inc.	62,155	222,515
†EchoStar Corp. Class A	26,500	442,020
†Globalstar, Inc.	542,600	721,658
†IDT Corp. Class B	11,600	326,772
Iridium Communications, Inc.	99,850	5,132,290

LVIP SSGA Small-Cap Index Fund–11

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Telecommunication Services (continued)
†Liberty Latin America Ltd. Class A	149,371	$ 1,133,077
†Ooma, Inc.	19,294	262,784
†Radius Global Infrastructure, Inc. Class A	61,000	721,020
		12,326,396
Electric Utilities–0.74%
ALLETE, Inc.	45,773	2,952,816
MGE Energy, Inc.	29,015	2,042,656
Otter Tail Corp.	32,781	1,924,573
PNM Resources, Inc.	68,336	3,334,113
Portland General Electric Co.	71,500	3,503,500
Via Renewables, Inc.	10,700	54,677
		13,812,335
Electrical Equipment–1.39%
Allied Motion Technologies, Inc.	10,400	362,024
†Array Technologies, Inc.	120,200	2,323,466
†Atkore, Inc.	32,900	3,731,518
AZZ, Inc.	20,027	805,085
†Babcock & Wilcox Enterprises, Inc.	47,700	275,229
†Blink Charging Co.	30,000	329,100
†Bloom Energy Corp. Class A	141,700	2,709,304
Encore Wire Corp.	14,126	1,943,173
†Energy Vault Holdings, Inc.	51,100	159,432
EnerSys	32,622	2,408,809
†Enovix Corp.	86,500	1,076,060
†ESS Tech, Inc.	68,700	166,941
†Fluence Energy, Inc.	28,700	492,205
†FTC Solar, Inc.	35,300	94,604
†FuelCell Energy, Inc.	314,000	872,920
GrafTech International Ltd.	153,300	729,708
†Heliogen, Inc.	73,200	51,108
†NuScale Power Corp.	25,300	259,578
Powell Industries, Inc.	7,908	278,203
Preformed Line Products Co.	1,886	157,085
†Shoals Technologies Group, Inc. Class A	110,200	2,718,634
†Stem, Inc.	115,300	1,030,782
†SunPower Corp.	65,100	1,173,753
†Thermon Group Holdings, Inc.	26,660	535,333
†TPI Composites, Inc.	30,700	311,298
†Vicor Corp.	17,971	965,941
		25,961,293
Electronic Equipment, Instruments & Components–2.28%
†908 Devices, Inc.	18,100	137,922
Advanced Energy Industries, Inc.	29,979	2,571,599
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
†Aeva Technologies, Inc.	77,400	$ 105,264
†AEye, Inc.	22,200	10,669
†Akoustis Technologies, Inc.	40,600	114,492
†Arlo Technologies, Inc.	68,915	241,892
Badger Meter, Inc.	23,322	2,542,798
Belden, Inc.	33,942	2,440,430
Benchmark Electronics, Inc.	28,466	759,757
†Cepton, Inc.	38,100	48,387
CTS Corp.	25,111	989,876
†ePlus, Inc.	21,116	935,016
†Evolv Technologies Holdings, Inc.	70,700	183,113
†Fabrinet	29,556	3,789,670
†FARO Technologies, Inc.	14,799	435,239
†Focus Universal, Inc.	14,900	95,509
†Identiv, Inc.	17,700	128,148
†Insight Enterprises, Inc.	25,003	2,507,051
†Itron, Inc.	35,800	1,813,270
†Kimball Electronics, Inc.	19,275	435,422
†Knowles Corp.	71,206	1,169,202
†Lightwave Logic, Inc.	91,500	394,365
Methode Electronics, Inc.	28,866	1,280,784
†MicroVision, Inc.	134,900	317,015
†Mirion Technologies, Inc.	111,600	737,676
†Napco Security Technologies, Inc.	23,900	656,772
†nLight, Inc.	35,400	358,956
†Novanta, Inc.	28,463	3,867,268
†OSI Systems, Inc.	12,868	1,023,263
†Ouster, Inc.	111,600	96,311
†PAR Technology Corp.	22,100	576,147
PC Connection, Inc.	9,124	427,916
†Plexus Corp.	21,863	2,250,359
†Rogers Corp.	15,052	1,796,306
†Sanmina Corp.	45,495	2,606,408
†ScanSource, Inc.	20,837	608,857
†SmartRent, Inc.	98,900	240,327
†TTM Technologies, Inc.	80,550	1,214,694
†Velodyne Lidar, Inc.	159,100	117,527
Vishay Intertechnology, Inc.	103,721	2,237,262
†Vishay Precision Group, Inc.	9,972	385,418
		42,648,357
Energy Equipment & Services–2.15%
Archrock, Inc.	110,602	993,206
†Borr Drilling Ltd.	157,200	781,284
†Bristow Group, Inc.	19,173	520,163
Cactus, Inc. Class A	46,800	2,352,168
ChampionX Corp.	159,900	4,635,501
†Diamond Offshore Drilling, Inc.	81,900	851,760
†DMC Global, Inc.	14,988	291,367
†Dril-Quip, Inc.	26,800	728,156
†Expro Group Holdings NV	61,766	1,119,818

LVIP SSGA Small-Cap Index Fund–12

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Energy Equipment & Services (continued)
†Helix Energy Solutions Group, Inc.	114,456	$ 844,685
Helmerich & Payne, Inc.	82,200	4,074,654
Liberty Energy, Inc. Class A	111,100	1,778,711
†Nabors Industries Ltd.	7,214	1,117,232
†National Energy Services Reunited Corp.	32,300	224,162
†Newpark Resources, Inc.	66,941	277,805
†NexTier Oilfield Solutions, Inc.	139,863	1,292,334
†Noble Corp. PLC	67,300	2,537,883
†Oceaneering International, Inc.	79,400	1,388,706
†Oil States International, Inc.	51,100	381,206
Patterson-UTI Energy, Inc.	170,900	2,877,956
†ProFrac Holding Corp. Class A	18,700	471,240
†ProPetro Holding Corp.	71,100	737,307
RPC, Inc.	58,700	521,843
Select Energy Services, Inc. Class A	57,600	532,224
Solaris Oilfield Infrastructure, Inc. Class A	26,600	264,138
†TETRA Technologies, Inc.	100,300	347,038
†Tidewater, Inc.	34,411	1,268,045
†U.S. Silica Holdings, Inc.	60,283	753,538
†Valaris Ltd.	48,500	3,279,570
†Weatherford International PLC	56,400	2,871,888
		40,115,588
Entertainment–0.20%
†Cinemark Holdings, Inc.	86,600	749,956
†IMAX Corp.	37,200	545,352
†Lions Gate Entertainment Corp. Class A	142,400	786,420
†Madison Square Garden Entertainment Corp.	21,072	947,608
Marcus Corp.	19,434	279,655
†Playstudios, Inc.	66,500	258,020
†Reservoir Media, Inc.	16,300	97,311
†Skillz, Inc.	246,400	124,802
		3,789,124
Equity Real Estate Investment Trusts–5.68%
Acadia Realty Trust	74,015	1,062,115
Agree Realty Corp.	69,866	4,955,595
Alexander & Baldwin, Inc.	57,608	1,078,998
Alexander's, Inc.	1,676	368,821
American Assets Trust, Inc.	39,273	1,040,735
Apartment Investment & Management Co. Class A	119,600	851,552
Apple Hospitality REIT, Inc.	171,800	2,711,004
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
Armada Hoffler Properties, Inc.	54,700	$ 629,050
†Ashford Hospitality Trust, Inc.	29,440	131,597
†Bluerock Homes Trust, Inc.	2,912	62,055
Braemar Hotels & Resorts, Inc.	52,900	217,419
Brandywine Realty Trust	134,400	826,560
Broadstone Net Lease, Inc.	133,200	2,159,172
BRT Apartments Corp.	9,600	188,544
CareTrust REIT, Inc.	77,171	1,433,837
CBL & Associates Properties, Inc.	21,600	498,528
Centerspace	12,046	706,739
Chatham Lodging Trust	38,731	475,229
City Office REIT, Inc.	31,100	260,618
Clipper Realty, Inc.	8,700	55,680
Community Healthcare Trust, Inc.	19,310	691,298
Corporate Office Properties Trust	89,800	2,329,412
CTO Realty Growth, Inc.	14,742	269,484
DiamondRock Hospitality Co.	166,074	1,360,146
Diversified Healthcare Trust	200,000	129,360
Easterly Government Properties, Inc.	72,500	1,034,575
Elme Communities	69,575	1,238,435
Empire State Realty Trust, Inc. Class A	107,200	722,528
Equity Commonwealth	83,700	2,089,989
Essential Properties Realty Trust, Inc.	112,235	2,634,155
Farmland Partners, Inc.	37,100	462,266
Four Corners Property Trust, Inc.	65,500	1,698,415
Franklin Street Properties Corp.	78,927	215,471
Getty Realty Corp.	33,464	1,132,756
Gladstone Commercial Corp.	31,105	575,443
Gladstone Land Corp.	25,300	464,255
Global Medical REIT, Inc.	49,600	470,208
Global Net Lease, Inc.	82,854	1,041,475
Hersha Hospitality Trust Class A	24,941	212,497
Independence Realty Trust, Inc.	177,456	2,991,908
Indus Realty Trust, Inc.	4,286	272,118
Industrial Logistics Properties Trust	52,689	172,293
Innovative Industrial Properties, Inc.	22,100	2,239,835
InvenTrust Properties Corp.	54,000	1,278,180
iStar, Inc.	54,070	412,554
Kite Realty Group Trust	174,469	3,672,572

LVIP SSGA Small-Cap Index Fund–13

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
LTC Properties, Inc.	31,973	$ 1,136,001
LXP Industrial Trust	217,286	2,177,206
Macerich Co.	171,100	1,926,586
National Health Investors, Inc.	33,334	1,740,701
Necessity Retail REIT, Inc.	109,100	646,963
NETSTREIT Corp.	44,000	806,520
NexPoint Residential Trust, Inc.	18,500	805,120
Office Properties Income Trust	39,140	522,519
One Liberty Properties, Inc.	13,707	304,570
Orion Office REIT, Inc.	46,200	394,548
Outfront Media, Inc.	116,600	1,933,228
Paramount Group, Inc.	152,900	908,226
Pebblebrook Hotel Trust	103,260	1,382,651
Phillips Edison & Co., Inc.	93,500	2,977,040
Physicians Realty Trust	179,800	2,601,706
Piedmont Office Realty Trust, Inc. Class A	97,600	894,992
Plymouth Industrial REIT, Inc.	30,600	586,908
Postal Realty Trust, Inc. Class A	14,500	210,685
PotlatchDeltic Corp.	63,591	2,797,368
Retail Opportunity Investments Corp.	95,567	1,436,372
RLJ Lodging Trust	127,555	1,350,807
RPT Realty	68,005	682,770
Ryman Hospitality Properties, Inc.	43,006	3,517,031
Sabra Health Care REIT, Inc.	184,277	2,290,563
Safehold, Inc.	21,139	604,998
Saul Centers, Inc.	9,566	389,145
Service Properties Trust	130,200	949,158
SITE Centers Corp.	155,100	2,118,666
STAG Industrial, Inc.	144,034	4,653,739
Summit Hotel Properties, Inc.	85,273	615,671
Sunstone Hotel Investors, Inc.	170,892	1,650,817
Tanger Factory Outlet Centers, Inc.	80,800	1,449,552
Terreno Realty Corp.	59,534	3,385,699
UMH Properties, Inc.	40,467	651,519
Uniti Group, Inc.	188,400	1,041,852
Universal Health Realty Income Trust	10,373	495,103
Urban Edge Properties	91,100	1,283,599
Urstadt Biddle Properties, Inc. Class A	24,017	455,122
†Veris Residential, Inc.	68,500	1,091,205
Whitestone REIT	37,771	364,112
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Equity Real Estate Investment Trusts (continued)
Xenia Hotels & Resorts, Inc.	91,404	$ 1,204,705
		105,961,219
Food & Staples Retailing–0.59%
Andersons, Inc.	26,163	915,443
†Chefs' Warehouse, Inc.	27,135	903,053
†HF Foods Group, Inc.	28,100	114,086
Ingles Markets, Inc. Class A	11,331	1,092,988
Natural Grocers by Vitamin Cottage, Inc.	7,089	64,794
PriceSmart, Inc.	19,632	1,193,233
†Rite Aid Corp.	43,705	145,975
SpartanNash Co.	28,358	857,546
†Sprouts Farmers Market, Inc.	84,600	2,738,502
†United Natural Foods, Inc.	46,199	1,788,363
Village Super Market, Inc. Class A	7,113	165,662
Weis Markets, Inc.	13,100	1,077,999
		11,057,644
Food Products–1.18%
Alico, Inc.	4,900	116,963
†AppHarvest, Inc.	60,900	34,555
B&G Foods, Inc.	55,814	622,326
†Benson Hill, Inc.	138,300	352,665
†Beyond Meat, Inc.	48,700	599,497
†BRC, Inc. Class A	21,400	130,754
Calavo Growers, Inc.	14,054	413,187
Cal-Maine Foods, Inc.	30,230	1,646,023
Fresh Del Monte Produce, Inc.	24,856	650,979
†Hain Celestial Group, Inc.	71,500	1,156,870
†Hostess Brands, Inc.	106,600	2,392,104
J & J Snack Foods Corp.	12,087	1,809,545
John B Sanfilippo & Son, Inc.	7,202	585,667
Lancaster Colony Corp.	15,554	3,068,804
†Lifecore Biomedical, Inc.	22,406	145,191
†Local Bounti Corp.	34,600	48,094
†Mission Produce, Inc.	32,400	376,488
†Seneca Foods Corp. Class A	4,188	255,258
†Simply Good Foods Co.	70,900	2,696,327
†Sovos Brands, Inc.	30,900	444,033
†SunOpta, Inc.	77,400	653,256
†Tattooed Chef, Inc.	40,200	49,446
Tootsie Roll Industries, Inc.	12,240	521,057
†TreeHouse Foods, Inc.	40,400	1,994,952
Utz Brands, Inc.	53,700	851,682
†Vital Farms, Inc.	23,000	343,160
†Whole Earth Brands, Inc.	31,600	128,612
		22,087,495
Gas Utilities–1.22%
Brookfield Infrastructure Corp. Class A	78,350	3,047,815

LVIP SSGA Small-Cap Index Fund–14

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Gas Utilities (continued)
Chesapeake Utilities Corp.	13,865	$ 1,638,566
New Jersey Resources Corp.	76,997	3,820,591
Northwest Natural Holding Co.	28,019	1,333,424
ONE Gas, Inc.	43,046	3,259,443
South Jersey Industries, Inc.	98,204	3,489,188
Southwest Gas Holdings, Inc.	53,522	3,311,942
Spire, Inc.	40,720	2,803,979
		22,704,948
Health Care Equipment & Supplies–3.79%
†Alphatec Holdings, Inc.	56,900	702,715
†AngioDynamics, Inc.	30,292	417,121
†Artivion, Inc.	31,710	384,325
†AtriCure, Inc.	36,203	1,606,689
Atrion Corp.	1,067	596,933
†Avanos Medical, Inc.	36,800	995,808
†Axogen, Inc.	33,300	332,334
†Axonics, Inc.	39,500	2,469,935
†BioLife Solutions, Inc.	27,800	505,960
†Bioventus, Inc. Class A	24,156	63,047
†Butterfly Network, Inc.	107,600	264,696
†Cardiovascular Systems, Inc.	32,182	438,319
†Cerus Corp.	140,883	514,223
CONMED Corp.	23,422	2,076,126
†CryoPort, Inc.	34,700	602,045
†Cue Health, Inc.	90,400	187,128
†Cutera, Inc.	13,500	596,970
Embecta Corp.	47,000	1,188,630
†Figs, Inc. Class A	104,400	702,612
†Glaukos Corp.	36,345	1,587,550
†Haemonetics Corp.	40,600	3,193,190
†Heska Corp.	7,900	491,064
†Inari Medical, Inc.	38,500	2,447,060
†Inogen, Inc.	18,590	366,409
†Inspire Medical Systems, Inc.	22,600	5,692,488
†Integer Holdings Corp.	26,125	1,788,517
iRadimed Corp.	5,600	158,424
†iRhythm Technologies, Inc.	23,850	2,234,029
†Lantheus Holdings, Inc.	54,806	2,792,914
LeMaitre Vascular, Inc.	15,898	731,626
†LivaNova PLC	42,796	2,376,890
†Meridian Bioscience, Inc.	34,175	1,134,952
†Merit Medical Systems, Inc.	44,641	3,152,547
Mesa Laboratories, Inc.	4,130	686,447
†Nano-X Imaging Ltd.	35,300	260,514
†Neogen Corp.	173,250	2,638,597
†Nevro Corp.	27,700	1,096,920
†NuVasive, Inc.	41,637	1,717,110
=†OmniAb, Inc. Earnout Shares	4,688	0
=†OmniAb, Inc. Earnout Shares	4,688	0
†Omnicell, Inc.	35,125	1,771,003
†OraSure Technologies, Inc.	60,806	293,085
†Orthofix Medical, Inc.	16,003	328,542
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†OrthoPediatrics Corp.	11,705	$ 465,040
†Outset Medical, Inc.	39,100	1,009,562
†Owlet, Inc.	13,900	7,771
†Paragon 28, Inc.	36,300	693,693
†PROCEPT BioRobotics Corp.	20,900	868,186
†Pulmonx Corp.	27,900	235,197
†RxSight, Inc.	17,386	220,281
†SeaSpine Holdings Corp.	26,940	224,949
†Senseonics Holdings, Inc.	382,600	394,078
†Shockwave Medical, Inc.	28,500	5,859,885
†SI-BONE, Inc.	27,400	372,640
†Sight Sciences, Inc.	16,900	206,349
†Silk Road Medical, Inc.	27,500	1,453,375
†STAAR Surgical Co.	38,399	1,863,887
†Surmodics, Inc.	10,965	374,126
†Tactile Systems Technology, Inc.	16,300	187,124
†Tenon Medical, Inc.	2,400	3,792
†TransMedics Group, Inc.	24,600	1,518,312
†Treace Medical Concepts, Inc.	27,300	627,627
†UFP Technologies, Inc.	5,500	648,395
Utah Medical Products, Inc.	2,915	293,045
†Varex Imaging Corp.	31,500	639,450
†Vicarious Surgical, Inc.	45,600	92,112
†ViewRay, Inc.	119,200	534,016
†Zimvie, Inc.	16,800	156,912
Zynex, Inc.	18,260	253,997
		70,789,295
Health Care Providers & Services–2.63%
†1Life Healthcare, Inc.	143,700	2,401,227
†23andMe Holding Co. Class A	198,600	428,976
†Accolade, Inc.	52,400	408,196
†AdaptHealth Corp.	57,400	1,103,228
†Addus HomeCare Corp.	12,300	1,223,727
†Agiliti, Inc.	22,200	362,082
AirSculpt Technologies, Inc.	10,100	37,370
†Alignment Healthcare, Inc.	69,000	811,440
†AMN Healthcare Services, Inc.	34,574	3,554,899
†Apollo Medical Holdings, Inc.	31,000	917,290
†ATI Physical Therapy, Inc.	63,500	19,367
†Aveanna Healthcare Holdings, Inc.	34,500	26,910
†Brookdale Senior Living, Inc.	151,600	413,868
†Cano Health, Inc.	132,200	181,114
†CareMax, Inc.	50,300	183,595
†Castle Biosciences, Inc.	19,600	461,384
†Clover Health Investments Corp.	311,700	289,725
†Community Health Systems, Inc.	100,900	435,888
†CorVel Corp.	7,086	1,029,808

LVIP SSGA Small-Cap Index Fund–15

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
†Cross Country Healthcare, Inc.	29,217	$ 776,296
†DocGo, Inc.	64,000	452,480
Ensign Group, Inc.	43,133	4,080,813
†Fulgent Genetics, Inc.	16,700	497,326
†HealthEquity, Inc.	66,530	4,100,909
†Hims & Hers Health, Inc.	99,600	638,436
†Innovage Holding Corp.	15,700	112,726
†Invitae Corp.	178,580	332,159
†Joint Corp.	11,700	163,566
†LHC Group, Inc.	23,904	3,865,038
†LifeStance Health Group, Inc.	58,200	287,508
†ModivCare, Inc.	10,333	927,180
National HealthCare Corp.	10,275	611,362
National Research Corp.	11,037	411,680
†Oncology Institute, Inc.	28,000	46,200
†OPKO Health, Inc.	329,700	412,125
†Option Care Health, Inc.	124,807	3,755,443
†Owens & Minor, Inc.	58,654	1,145,513
†P3 Health Partners, Inc.	21,200	39,008
Patterson Cos., Inc.	69,300	1,942,479
†Pediatrix Medical Group, Inc.	65,100	967,386
†Pennant Group, Inc.	21,766	238,991
†PetIQ, Inc.	22,600	208,372
†Privia Health Group, Inc.	35,600	808,476
†Progyny, Inc.	59,700	1,859,655
†R1 RCM, Inc.	119,364	1,307,036
†RadNet, Inc.	40,000	753,200
Select Medical Holdings Corp.	83,967	2,084,901
†Sema4 Holdings Corp.	134,000	35,349
†Surgery Partners, Inc.	39,900	1,111,614
U.S. Physical Therapy, Inc.	10,149	822,373
		49,085,694
Health Care Technology–0.53%
†Allscripts Healthcare Solutions, Inc.	86,000	1,517,040
†American Well Corp. Class A	187,500	530,625
†Babylon Holdings Ltd. Class A	3,760	25,380
†Computer Programs & Systems, Inc.	11,149	303,475
†Evolent Health, Inc. Class A	65,200	1,830,816
†Health Catalyst, Inc.	44,100	468,783
†HealthStream, Inc.	19,545	485,498
†Multiplan Corp.	310,400	356,960
†NextGen Healthcare, Inc.	45,428	853,138
†Nutex Health, Inc.	200,100	380,190
†OptimizeRx Corp.	13,300	223,440
†Pear Therapeutics, Inc.	55,200	65,136
†Phreesia, Inc.	38,900	1,258,804
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Technology (continued)
†Schrodinger, Inc.	42,700	$ 798,063
†Sharecare, Inc.	237,300	379,680
Simulations Plus, Inc.	12,700	464,439
		9,941,467
Hotels, Restaurants & Leisure–2.31%
†Accel Entertainment, Inc. Class A	44,600	343,420
†Bally's Corp.	27,973	542,117
†Biglari Holdings, Inc. Class B	665	92,302
†BJ's Restaurants, Inc.	18,259	481,672
Bloomin' Brands, Inc.	70,552	1,419,506
†Bowlero Corp.	23,600	318,128
†Brinker International, Inc.	34,500	1,100,895
†Century Casinos, Inc.	23,100	162,393
Cheesecake Factory, Inc.	39,174	1,242,207
†Chuy's Holdings, Inc.	14,332	405,596
Cracker Barrel Old Country Store, Inc.	17,662	1,673,298
†Dave & Buster's Entertainment, Inc.	34,200	1,212,048
†Denny's Corp.	44,456	409,440
Dine Brands Global, Inc.	11,532	744,967
El Pollo Loco Holdings, Inc.	16,100	160,356
†Everi Holdings, Inc.	67,700	971,495
†F45 Training Holdings, Inc.	30,000	85,500
†First Watch Restaurant Group, Inc.	7,500	101,475
†Full House Resorts, Inc.	27,800	209,056
†Golden Entertainment, Inc.	15,900	594,660
†Hilton Grand Vacations, Inc.	68,600	2,643,844
†Inspirato, Inc.	4,900	5,831
†Inspired Entertainment, Inc.	17,600	222,992
International Game Technology PLC	79,000	1,791,720
Jack in the Box, Inc.	16,915	1,154,110
Krispy Kreme, Inc.	58,700	605,784
†Kura Sushi USA, Inc. Class A	3,900	185,952
†Life Time Group Holdings, Inc.	34,400	411,424
†Light & Wonder, Inc. Class A	75,552	4,427,347
†Lindblad Expeditions Holdings, Inc.	26,500	204,050
†Monarch Casino & Resort, Inc.	10,884	836,871
†NEOGAMES SA	10,600	129,214
†Noodles & Co.	34,500	189,405
†ONE Group Hospitality, Inc.	17,000	107,100
Papa John's International, Inc.	26,022	2,141,871
†Portillo's, Inc. Class A	18,800	306,816
RCI Hospitality Holdings, Inc.	7,100	661,649

LVIP SSGA Small-Cap Index Fund–16

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
Red Rock Resorts, Inc. Class A	40,000	$ 1,600,400
†Rush Street Interactive, Inc.	49,200	176,628
Ruth's Hospitality Group, Inc.	26,466	409,694
†SeaWorld Entertainment, Inc.	31,762	1,699,585
†Shake Shack, Inc. Class A	30,000	1,245,900
†Sonder Holdings, Inc.	136,700	169,508
†Sweetgreen, Inc. Class A	70,600	605,042
†Target Hospitality Corp.	22,600	342,164
Texas Roadhouse, Inc.	53,670	4,881,286
†Vacasa, Inc. Class A	82,100	103,446
Wingstop, Inc.	24,000	3,302,880
†Xponential Fitness, Inc. Class A	14,200	325,606
		43,158,650
Household Durables–1.56%
†Aterian, Inc.	51,600	39,747
†Beazer Homes USA, Inc.	24,719	315,414
†Cavco Industries, Inc.	7,126	1,612,258
Century Communities, Inc.	22,838	1,142,128
†Dream Finders Homes, Inc. Class A	17,900	155,014
Ethan Allen Interiors, Inc.	18,232	481,689
†GoPro, Inc. Class A	106,500	530,370
†Green Brick Partners, Inc.	21,482	520,509
†Helen of Troy Ltd.	18,998	2,107,068
†Hovnanian Enterprises, Inc. Class A	4,300	180,944
Installed Building Products, Inc.	18,918	1,619,381
†iRobot Corp.	21,322	1,026,228
KB Home	61,736	1,966,292
†Landsea Homes Corp.	8,401	43,769
La-Z-Boy, Inc.	35,133	801,735
†Legacy Housing Corp.	6,860	130,066
†LGI Homes, Inc.	16,500	1,527,900
Lifetime Brands, Inc.	10,524	79,877
†Lovesac Co.	11,300	248,713
†M/I Homes, Inc.	21,474	991,669
MDC Holdings, Inc.	45,231	1,429,300
†Meritage Homes Corp.	28,984	2,672,325
†Purple Innovation, Inc.	42,811	205,065
†Skyline Champion Corp.	42,534	2,190,926
†Snap One Holdings Corp.	15,400	114,114
†Sonos, Inc.	101,136	1,709,198
†Taylor Morrison Home Corp.	83,500	2,534,225
†Traeger, Inc.	27,200	76,704
†Tri Pointe Homes, Inc.	79,252	1,473,295
†Tupperware Brands Corp.	36,200	149,868
†Universal Electronics, Inc.	9,611	200,005
†Vizio Holding Corp. Class A	55,400	410,514
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Household Durables (continued)
†Vuzix Corp.	49,600	$ 180,544
Weber, Inc. Class A	21,000	169,050
		29,035,904
Household Products–0.27%
†Central Garden & Pet Co.	39,822	1,438,663
Energizer Holdings, Inc.	52,800	1,771,440
WD-40 Co.	10,838	1,747,194
		4,957,297
Independent Power and Renewable Electricity Producers–0.46%
†Altus Power, Inc.	33,800	220,376
Clearway Energy, Inc. Class A	92,600	2,898,122
†Montauk Renewables, Inc.	51,100	563,633
Ormat Technologies, Inc.	39,260	3,395,205
†Sunnova Energy International, Inc.	78,900	1,420,989
		8,498,325
Industrial Conglomerates–0.02%
Brookfield Business Corp. Class A	20,900	392,711
		392,711
Insurance–2.07%
†Ambac Financial Group, Inc.	34,793	606,790
American Equity Investment Life Holding Co.	56,555	2,580,039
AMERISAFE, Inc.	15,599	810,680
Argo Group International Holdings Ltd.	25,967	671,247
†Bright Health Group, Inc.	154,100	100,150
†BRP Group, Inc. Class A	47,900	1,204,206
CNO Financial Group, Inc.	91,212	2,084,194
Crawford & Co. Class A	13,000	72,280
Donegal Group, Inc. Class A	12,346	175,313
†eHealth, Inc.	20,719	100,280
Employers Holdings, Inc.	21,527	928,460
†Enstar Group Ltd.	9,011	2,081,901
†Genworth Financial, Inc. Class A	395,100	2,090,079
†Goosehead Insurance, Inc. Class A	14,900	511,666
†Greenlight Capital Re Ltd. Class A	21,257	173,245
HCI Group, Inc.	4,907	194,268
†Hippo Holdings, Inc.	12,832	174,515
Horace Mann Educators Corp.	32,731	1,223,158
Investors Title Co.	1,053	155,370
James River Group Holdings Ltd.	29,900	625,209
Kinsale Capital Group, Inc.	17,300	4,524,296
†Lemonade, Inc.	37,400	511,632

LVIP SSGA Small-Cap Index Fund–17

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
†MBIA, Inc.	38,884	$ 499,659
Mercury General Corp.	21,900	748,980
National Western Life Group, Inc. Class A	1,816	510,296
†NI Holdings, Inc.	7,400	98,198
†Oscar Health, Inc. Class A	95,700	235,422
†Palomar Holdings, Inc.	19,400	876,104
ProAssurance Corp.	44,100	770,427
RLI Corp.	31,234	4,100,087
†Root, Inc. Class A	6,577	29,531
Safety Insurance Group, Inc.	11,299	952,054
Selective Insurance Group, Inc.	47,807	4,236,178
†Selectquote, Inc.	113,300	76,126
†SiriusPoint Ltd.	75,600	446,040
Stewart Information Services Corp.	21,939	937,453
Tiptree, Inc.	19,646	271,901
†Trean Insurance Group, Inc.	17,900	107,400
†Trupanion, Inc.	31,061	1,476,329
United Fire Group, Inc.	17,321	473,903
Universal Insurance Holdings, Inc.	20,803	220,304
		38,665,370
Interactive Media & Services–0.45%
†Arena Group Holdings, Inc.	9,800	103,978
†Bumble, Inc. Class A	68,700	1,446,135
†Cargurus, Inc.	80,800	1,132,008
†Cars.com, Inc.	53,500	736,695
†DHI Group, Inc.	34,900	184,621
†Eventbrite, Inc. Class A	62,900	368,594
†EverQuote, Inc. Class A	15,200	224,048
†fuboTV, Inc.	143,600	249,864
†Leafly Holdings, Inc.	4,100	2,673
†MediaAlpha, Inc. Class A	18,400	183,080
†Outbrain, Inc.	33,200	120,184
†QuinStreet, Inc.	40,911	587,073
†TrueCar, Inc.	73,100	183,481
†Vimeo, Inc.	116,800	400,624
†Vinco Ventures, Inc.	155,400	72,105
†Wejo Group Ltd.	21,200	10,197
†Yelp, Inc.	54,700	1,495,498
†ZipRecruiter, Inc. Class A	58,200	955,644
		8,456,502
Internet & Direct Marketing Retail–0.39%
†1-800-Flowers.com, Inc. Class A	22,564	215,712
†1stdibs.com, Inc.	19,100	97,028
†aka Brands Holding Corp.	10,300	13,081
†BARK, Inc.	96,200	143,338
†Boxed, Inc.	11,000	2,144
†CarParts.com, Inc.	41,800	261,668
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Internet & Direct Marketing Retail (continued)
†ContextLogic, Inc. Class A	464,500	$ 226,537
†Duluth Holdings, Inc. Class B	9,800	60,564
†Groupon, Inc.	16,995	145,817
†Lands' End, Inc.	12,200	92,598
†Liquidity Services, Inc.	19,473	273,790
†Lulu's Fashion Lounge Holdings, Inc.	13,400	33,634
†Overstock.com, Inc.	34,897	675,606
PetMed Express, Inc.	16,209	286,899
†Porch Group, Inc.	68,900	129,532
†Poshmark, Inc. Class A	36,300	649,044
†Quotient Technology, Inc.	75,600	259,308
†Qurate Retail, Inc.	285,700	465,691
†RealReal, Inc.	66,900	83,625
†Rent the Runway, Inc. Class A	36,400	111,020
†Revolve Group, Inc.	31,800	707,868
†RumbleON, Inc. Class B	8,500	54,995
Shutterstock, Inc.	19,252	1,014,966
†Stitch Fix, Inc. Class A	65,700	204,327
†ThredUp, Inc. Class A	49,500	64,845
†Vivid Seats, Inc. Class A	19,900	145,270
†Xometry, Inc. Class A	26,900	866,987
		7,285,894
IT Services–1.97%
†AvidXchange Holdings, Inc.	117,000	1,162,980
†BigCommerce Holdings, Inc.	52,500	458,850
†Brightcove, Inc.	33,686	176,178
†Cantaloupe, Inc.	49,400	214,890
Cass Information Systems, Inc.	10,815	495,543
†Cerberus Cyber Sentinel Corp.	38,900	99,195
†Conduent, Inc.	138,100	559,305
CSG Systems International, Inc.	25,188	1,440,754
†Cyxtera Technologies, Inc.	35,100	67,392
†DigitalOcean Holdings, Inc.	55,400	1,411,038
†Edgio, Inc.	113,349	128,084
EVERTEC, Inc.	48,800	1,580,144
†Evo Payments, Inc. Class A	37,600	1,272,384
†ExlService Holdings, Inc.	25,948	4,396,370
†Fastly, Inc. Class A	91,400	748,566
†Flywire Corp.	45,300	1,108,491
†Grid Dynamics Holdings, Inc.	39,600	444,312
Hackett Group, Inc.	21,776	443,577
†I3 Verticals, Inc. Class A	17,791	433,033
†IBEX Holdings Ltd.	4,859	120,746
Information Services Group, Inc.	26,400	121,440
†International Money Express, Inc.	25,000	609,250
†Marqeta, Inc. Class A	346,500	2,117,115

LVIP SSGA Small-Cap Index Fund–18

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
Maximus, Inc.	48,374	$ 3,547,265
†MoneyGram International, Inc.	74,300	809,127
†Paya Holdings, Inc.	70,800	557,196
†Payoneer Global, Inc.	170,000	929,900
†Paysafe Ltd.	24,759	343,902
†Perficient, Inc.	27,225	1,901,122
PFSweb, Inc.	14,100	86,715
†Priority Technology Holdings, Inc.	14,500	76,270
†Rackspace Technology, Inc.	46,100	135,995
†Remitly Global, Inc.	79,500	910,275
†Repay Holdings Corp.	71,700	577,185
†Sabre Corp.	259,300	1,602,474
†SolarWinds Corp.	39,000	365,040
†Squarespace, Inc. Class A	24,600	545,382
†StoneCo Ltd. Class A	221,000	2,086,240
TTEC Holdings, Inc.	15,460	682,250
†Tucows, Inc. Class A	8,000	271,360
†Unisys Corp.	53,954	275,705
†Verra Mobility Corp.	111,900	1,547,577
		36,860,617
Leisure Products–0.40%
Acushnet Holdings Corp.	26,500	1,125,190
†AMMO, Inc.	70,200	121,446
Clarus Corp.	23,724	185,996
Johnson Outdoors, Inc. Class A	4,386	290,002
†Latham Group, Inc.	36,800	118,496
†Malibu Boats, Inc. Class A	16,100	858,130
Marine Products Corp.	7,236	85,168
†MasterCraft Boat Holdings, Inc.	14,700	380,289
Smith & Wesson Brands, Inc.	36,832	319,702
†Solo Brands, Inc. Class A	17,700	65,844
Sturm Ruger & Co., Inc.	14,114	714,451
†Topgolf Callaway Brands Corp.	111,627	2,204,633
†Vista Outdoor, Inc.	44,400	1,082,028
		7,551,375
Life Sciences Tools & Services–0.71%
†AbCellera Biologics, Inc.	164,600	1,667,398
†Absci Corp.	45,200	94,920
†Adaptive Biotechnologies Corp.	87,300	666,972
†Akoya Biosciences, Inc.	13,100	125,367
†Alpha Teknova, Inc.	5,600	31,584
†Berkeley Lights, Inc.	47,100	126,228
†Bionano Genomics, Inc.	236,100	344,706
†Codexis, Inc.	50,900	237,194
†Cytek Biosciences, Inc.	90,900	928,089
†Inotiv, Inc.	13,800	68,172
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Life Sciences Tools & Services (continued)
†MaxCyte, Inc.	70,000	$ 382,200
†Medpace Holdings, Inc.	20,300	4,311,923
†NanoString Technologies, Inc.	37,600	299,672
†Nautilus Biotechnology, Inc.	38,300	68,940
†NeoGenomics, Inc.	101,565	938,461
†OmniAb, Inc.	60,589	218,120
†Pacific Biosciences of California, Inc.	179,998	1,472,384
†Quanterix Corp.	27,800	385,030
†Quantum-Si, Inc.	76,900	140,727
†Science 37 Holdings, Inc.	52,400	21,756
†Seer, Inc.	41,600	241,280
†Singular Genomics Systems, Inc.	46,100	92,661
†SomaLogic, Inc.	123,800	310,738
		13,174,522
Machinery–3.76%
†3D Systems Corp.	100,322	742,383
Alamo Group, Inc.	8,035	1,137,756
Albany International Corp. Class A	24,943	2,459,130
Altra Industrial Motion Corp.	51,778	3,093,736
Astec Industries, Inc.	18,669	759,082
Barnes Group, Inc.	39,054	1,595,356
†Berkshire Grey, Inc.	41,500	25,062
†Blue Bird Corp.	14,992	160,564
†Chart Industries, Inc.	34,074	3,926,347
†CIRCOR International, Inc.	15,526	372,003
Columbus McKinnon Corp.	22,808	740,576
†Desktop Metal, Inc. Class A	208,038	282,932
Douglas Dynamics, Inc.	18,249	659,884
†Energy Recovery, Inc.	43,900	899,511
Enerpac Tool Group Corp.	45,314	1,153,241
EnPro Industries, Inc.	16,509	1,794,363
ESCO Technologies, Inc.	20,438	1,789,143
†Evoqua Water Technologies Corp.	94,200	3,730,320
†Fathom Digital Manufacturing C Class A	7,100	9,372
Federal Signal Corp.	47,507	2,207,650
Franklin Electric Co., Inc.	36,840	2,937,990
Gorman-Rupp Co.	18,482	473,509
Greenbrier Cos., Inc.	26,001	871,814
Helios Technologies, Inc.	25,828	1,406,076
Hillenbrand, Inc.	55,332	2,361,016
†Hillman Solutions Corp.	110,200	794,542
†Hydrofarm Holdings Group, Inc.	34,800	53,940
†Hyliion Holdings Corp.	105,300	246,402
Hyster-Yale Materials Handling, Inc.	8,366	211,743
†Hyzon Motors, Inc.	73,200	113,460

LVIP SSGA Small-Cap Index Fund–19

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
John Bean Technologies Corp.	25,292	$ 2,309,918
Kadant, Inc.	9,299	1,651,781
Kennametal, Inc.	65,600	1,578,336
†Lightning eMotors, Inc.	30,500	11,178
Lindsay Corp.	8,807	1,434,220
Luxfer Holdings PLC	21,100	289,492
†Manitowoc Co., Inc.	29,175	267,243
†Markforged Holding Corp.	88,400	102,544
†Microvast Holdings, Inc.	142,600	218,178
Miller Industries, Inc.	9,346	249,164
Mueller Industries, Inc.	44,740	2,639,660
Mueller Water Products, Inc. Class A	124,627	1,340,987
†Nikola Corp.	239,700	517,752
Omega Flex, Inc.	2,689	250,937
†Proterra, Inc.	175,400	661,258
†Proto Labs, Inc.	22,543	575,523
†RBC Bearings, Inc.	22,818	4,776,948
REV Group, Inc.	27,900	352,098
†Sarcos Technology & Robotics Corp.	88,200	49,507
Shyft Group, Inc.	28,116	698,964
†SPX Technologies, Inc.	35,200	2,310,880
Standex International Corp.	9,454	968,184
Tennant Co.	14,681	903,909
Terex Corp.	53,200	2,272,704
†Titan International, Inc.	41,600	637,312
Trinity Industries, Inc.	66,200	1,957,534
†Velo3D, Inc.	46,100	82,519
Wabash National Corp.	37,940	857,444
Watts Water Technologies, Inc. Class A	21,894	3,201,560
†Xos, Inc.	43,300	19,178
		70,195,815
Marine–0.24%
Costamare, Inc.	41,400	384,192
Eagle Bulk Shipping, Inc.	10,542	526,468
Eneti, Inc.	18,100	181,905
Genco Shipping & Trading Ltd.	29,800	457,728
Golden Ocean Group Ltd.	97,200	844,668
Matson, Inc.	29,800	1,862,798
Safe Bulkers, Inc.	56,600	164,706
		4,422,465
Media–0.88%
†AdTheorent Holding Co., Inc.	29,300	48,638
†Advantage Solutions, Inc.	64,300	133,744
†AMC Networks, Inc. Class A	25,100	393,317
†Audacy, Inc. Class A	99,706	22,444
†Boston Omaha Corp. Class A	16,500	437,250
†Cardlytics, Inc.	26,600	153,748
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Media (continued)
†Clear Channel Outdoor Holdings, Inc.	307,800	$ 323,190
†Cumulus Media, Inc. Class A	13,400	83,214
†Daily Journal Corp.	950	237,984
Entravision Communications Corp. Class A	49,930	239,664
†EW Scripps Co. Class A	47,666	628,715
†Gambling.com Group Ltd.	7,300	66,795
†Gannett Co., Inc.	119,324	242,228
Gray Television, Inc.	64,418	720,837
†iHeartMedia, Inc. Class A	98,400	603,192
†Innovid Corp.	61,600	105,336
†Integral Ad Science Holding Corp.	31,400	276,006
John Wiley & Sons, Inc. Class A	34,100	1,366,046
†Liberty Media Corp.-Liberty Braves Class A	37,800	1,221,770
†Loyalty Ventures, Inc.	15,900	38,319
†Magnite, Inc.	107,042	1,133,575
†PubMatic, Inc. Class A	34,900	447,069
Scholastic Corp.	23,991	946,685
Sinclair Broadcast Group, Inc. Class A	31,800	493,218
†Stagwell, Inc.	63,100	391,851
†TechTarget, Inc.	21,898	964,826
TEGNA, Inc.	178,394	3,780,169
†Thryv Holdings, Inc.	20,600	391,400
†Urban One, Inc.	15,300	61,478
†WideOpenWest, Inc.	43,794	398,963
		16,351,671
Metals & Mining–1.54%
†5E Advanced Materials, Inc.	26,900	211,972
Alpha Metallurgical Resources, Inc.	12,200	1,785,958
†Arconic Corp.	81,000	1,713,960
†ATI, Inc.	99,200	2,962,112
Carpenter Technology Corp.	38,100	1,407,414
†Century Aluminum Co.	43,458	355,486
†Coeur Mining, Inc.	220,686	741,505
Commercial Metals Co.	93,300	4,506,390
Compass Minerals International, Inc.	27,300	1,119,300
†Constellium SE	101,900	1,205,477
†Dakota Gold Corp.	38,500	117,425
Haynes International, Inc.	9,781	446,894
Hecla Mining Co.	441,676	2,455,719
†Hycroft Mining Holding Corp.	127,300	67,736
†Ivanhoe Electric, Inc.	11,700	142,155
Kaiser Aluminum Corp.	12,522	951,171
Materion Corp.	16,184	1,416,262
†Novagold Resources, Inc.	189,700	1,134,406
Olympic Steel, Inc.	7,906	265,483

LVIP SSGA Small-Cap Index Fund–20

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Metals & Mining (continued)
†Piedmont Lithium, Inc.	13,800	$ 607,476
†PolyMet Mining Corp.	24,500	64,925
Ramaco Resources, Inc.	18,600	163,494
Ryerson Holding Corp.	15,625	472,812
Schnitzer Steel Industries, Inc. Class A	20,201	619,161
SunCoke Energy, Inc.	67,444	582,042
†TimkenSteel Corp.	35,300	641,401
Warrior Met Coal, Inc.	41,000	1,420,240
Worthington Industries, Inc.	25,008	1,243,148
		28,821,524
Mortgage Real Estate Investment Trusts (REITs)–1.16%
AFC Gamma, Inc.	13,000	204,490
Angel Oak Mortgage, Inc.	9,200	43,516
Apollo Commercial Real Estate Finance, Inc.	111,981	1,204,916
Arbor Realty Trust, Inc.	133,100	1,755,589
Ares Commercial Real Estate Corp.	41,389	425,893
ARMOUR Residential REIT, Inc.	91,953	517,695
Blackstone Mortgage Trust, Inc. Class A	136,217	2,883,714
BrightSpire Capital, Inc. Class A	73,800	459,774
Broadmark Realty Capital, Inc.	106,200	378,072
Chicago Atlantic Real Estate Finance, Inc.	5,000	75,350
Chimera Investment Corp.	188,600	1,037,300
Claros Mortgage Trust, Inc.	73,200	1,076,772
Dynex Capital, Inc.	35,243	448,291
Ellington Financial, Inc.	46,300	572,731
Franklin BSP Realty Trust, Inc.	66,730	860,817
Granite Point Mortgage Trust, Inc.	43,100	231,016
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	68,000	1,970,640
Invesco Mortgage Capital, Inc.	26,853	341,839
KKR Real Estate Finance Trust, Inc.	46,000	642,160
Ladder Capital Corp.	90,089	904,494
MFA Financial, Inc.	83,950	826,907
New York Mortgage Trust, Inc.	295,382	756,178
Nexpoint Real Estate Finance, Inc.	6,300	100,107
Orchid Island Capital, Inc.	28,760	301,980
PennyMac Mortgage Investment Trust	72,121	893,579
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Mortgage Real Estate Investment Trusts (REITs) (continued)
Ready Capital Corp.	57,111	$ 636,216
Redwood Trust, Inc.	92,425	624,793
TPG RE Finance Trust, Inc.	56,000	380,240
Two Harbors Investment Corp.	68,600	1,081,822
		21,636,891
Multiline Retail–0.10%
Big Lots, Inc.	22,700	333,690
Dillard's, Inc. Class A	3,200	1,034,240
Franchise Group, Inc.	20,800	495,456
		1,863,386
Multi-Utilities–0.51%
Avista Corp.	57,726	2,559,571
Black Hills Corp.	52,073	3,662,815
NorthWestern Corp.	45,406	2,694,392
Unitil Corp.	12,941	664,650
		9,581,428
Oil, Gas & Consumable Fuels–4.48%
†Aemetis, Inc.	24,900	98,604
†Alto Ingredients, Inc.	60,400	173,952
†Amplify Energy Corp.	30,200	265,458
Arch Resources, Inc.	11,900	1,699,201
†Ardmore Shipping Corp.	28,600	412,126
†Battalion Oil Corp.	2,500	24,275
Berry Corp.	61,671	493,368
California Resources Corp.	59,100	2,571,441
†Callon Petroleum Co.	39,400	1,461,346
†Centrus Energy Corp. Class A	8,824	286,603
Chord Energy Corp.	33,302	4,556,047
Civitas Resources, Inc.	59,004	3,418,102
†Clean Energy Fuels Corp.	134,495	699,374
†CNX Resources Corp.	142,400	2,398,016
=†Cobalt International Energy, Inc.	1	0
Comstock Resources, Inc.	73,000	1,000,830
CONSOL Energy, Inc.	27,200	1,768,000
Crescent Energy Co. Class A	26,180	313,898
CVR Energy, Inc.	24,100	755,294
Delek U.S. Holdings, Inc.	56,162	1,516,374
†Denbury, Inc.	40,200	3,498,204
DHT Holdings, Inc.	108,700	965,256
Dorian LPG Ltd.	24,736	468,747
†Earthstone Energy, Inc. Class A	36,100	513,703
†Empire Petroleum Corp.	8,100	99,630
†Energy Fuels, Inc.	127,200	789,912
Equitrans Midstream Corp.	328,500	2,200,950
Excelerate Energy, Inc. Class A	15,100	378,255
†FLEX LNG Ltd.	22,600	738,794
Frontline Ltd.	99,300	1,205,502

LVIP SSGA Small-Cap Index Fund–21

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
†Gevo, Inc.	159,000	$ 302,100
†Golar LNG Ltd.	80,301	1,830,060
†Green Plains, Inc.	41,993	1,280,786
†Gulfport Energy Corp.	8,700	640,668
HighPeak Energy, Inc.	5,400	123,498
International Seaways, Inc.	39,336	1,456,219
Kinetik Holdings, Inc. Class A	13,442	444,661
†Kosmos Energy Ltd.	359,100	2,283,876
†Laredo Petroleum, Inc.	13,400	689,028
Magnolia Oil & Gas Corp. Class A	133,200	3,123,540
Matador Resources Co.	89,830	5,141,869
Murphy Oil Corp.	118,000	5,075,180
NACCO Industries, Inc. Class A	3,200	121,600
†NextDecade Corp.	26,600	131,404
Nordic American Tankers Ltd.	160,398	490,818
Northern Oil & Gas, Inc.	52,700	1,624,214
†Par Pacific Holdings, Inc.	38,835	902,914
PBF Energy, Inc. Class A	77,200	3,148,216
†Peabody Energy Corp.	94,012	2,483,797
Permian Resources Corp.	164,100	1,542,540
Ranger Oil Corp. Class A	15,200	614,536
†REX American Resources Corp.	13,350	425,331
Riley Exploration Permian, Inc.	8,200	241,326
†Ring Energy, Inc.	69,600	171,216
†SandRidge Energy, Inc.	26,200	446,186
Scorpio Tankers, Inc.	37,522	2,017,558
SFL Corp. Ltd.	91,042	839,407
†SilverBow Resources, Inc.	9,600	271,488
†Sitio Royalties Corp.	56,021	1,616,209
SM Energy Co.	97,000	3,378,510
†Talos Energy, Inc.	51,600	974,208
†Teekay Corp.	58,000	263,320
†Teekay Tankers Ltd. Class A	18,400	566,904
†Tellurian, Inc.	404,000	678,720
†Uranium Energy Corp.	258,700	1,003,756
†Ur-Energy, Inc.	176,200	202,630
VAALCO Energy, Inc.	48,600	221,616
†Vertex Energy, Inc.	43,800	271,560
†W&T Offshore, Inc.	75,636	422,049
World Fuel Services Corp.	48,100	1,314,573
		83,549,353
Paper & Forest Products–0.15%
†Clearwater Paper Corp.	13,151	497,239
Glatfelter Corp.	36,973	102,785
†Resolute Forest Products, Inc.	37,500	809,625
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Paper & Forest Products (continued)
Sylvamo Corp.	27,900	$ 1,355,661
		2,765,310
Personal Products–0.72%
†Beauty Health Co.	75,700	688,870
†BellRing Brands, Inc.	105,300	2,699,892
Edgewell Personal Care Co.	41,100	1,583,994
†elf Beauty, Inc.	38,700	2,140,110
†Herbalife Nutrition Ltd.	78,900	1,174,032
†Honest Co., Inc.	51,200	154,112
Inter Parfums, Inc.	14,293	1,379,560
Medifast, Inc.	8,487	978,976
†Nature's Sunshine Products, Inc.	9,340	77,709
Nu Skin Enterprises, Inc. Class A	39,600	1,669,536
†Thorne HealthTech, Inc.	10,700	38,841
†USANA Health Sciences, Inc.	9,105	484,386
†Veru, Inc.	53,100	280,368
		13,350,386
Pharmaceuticals–1.59%
†Aclaris Therapeutics, Inc.	52,100	820,575
†Amneal Pharmaceuticals, Inc.	85,102	169,353
†Amphastar Pharmaceuticals, Inc.	30,300	849,006
†Amylyx Pharmaceuticals, Inc.	40,300	1,489,085
†AN2 Therapeutics, Inc.	3,700	35,261
†ANI Pharmaceuticals, Inc.	10,000	402,300
†Arvinas, Inc.	38,600	1,320,506
†Atea Pharmaceuticals, Inc.	63,200	303,992
†Athira Pharma, Inc.	27,300	86,541
†Axsome Therapeutics, Inc.	23,500	1,812,555
†Cara Therapeutics, Inc.	35,800	384,492
†Cassava Sciences, Inc.	30,300	895,062
†CinCor Pharma, Inc.	16,200	199,098
†Collegium Pharmaceutical, Inc.	27,500	638,000
†Corcept Therapeutics, Inc.	67,602	1,372,996
†DICE Therapeutics, Inc.	28,300	882,960
†Edgewise Therapeutics, Inc.	23,600	210,984
†Esperion Therapeutics, Inc.	50,600	315,238
†Evolus, Inc.	29,700	223,047
†EyePoint Pharmaceuticals, Inc.	22,100	77,350
†Fulcrum Therapeutics, Inc.	29,500	214,760
†Harmony Biosciences Holdings, Inc.	20,900	1,151,590
†Innoviva, Inc.	51,600	683,700
†Intra-Cellular Therapies, Inc.	73,300	3,879,036
†Liquidia Corp.	41,100	261,807
†Nektar Therapeutics	150,600	340,356

LVIP SSGA Small-Cap Index Fund–22

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Pharmaceuticals (continued)
†NGM Biopharmaceuticals, Inc.	32,300	$ 162,146
†Nuvation Bio, Inc.	93,100	178,752
†Ocular Therapeutix, Inc.	65,400	183,774
†Pacira BioSciences, Inc.	35,675	1,377,412
†Phathom Pharmaceuticals, Inc.	19,700	221,034
Phibro Animal Health Corp. Class A	17,200	230,652
†Prestige Consumer Healthcare, Inc.	40,055	2,507,443
†Provention Bio, Inc.	47,600	503,132
†Reata Pharmaceuticals, Inc. Class A	22,500	854,775
†Relmada Therapeutics, Inc.	22,800	79,572
†Revance Therapeutics, Inc.	57,300	1,057,758
SIGA Technologies, Inc.	38,188	281,064
†Supernus Pharmaceuticals, Inc.	38,990	1,390,773
†Tarsus Pharmaceuticals, Inc.	14,700	215,502
†Theravance Biopharma, Inc.	52,200	585,684
†Theseus Pharmaceuticals, Inc.	14,200	70,716
†Tricida, Inc.	26,500	4,052
†Ventyx Biosciences, Inc.	17,600	577,104
†Xeris Biopharma Holdings, Inc.	113,800	151,354
		29,652,349
Professional Services–1.60%
†Alight, Inc. Class A	270,400	2,260,544
†ASGN, Inc.	39,204	3,194,342
†Atlas Technical Consultants, Inc.	13,700	70,555
Barrett Business Services, Inc.	5,532	516,025
†CBIZ, Inc.	38,246	1,791,825
CRA International, Inc.	5,451	667,366
Exponent, Inc.	40,701	4,033,062
†First Advantage Corp.	48,100	625,300
†Forrester Research, Inc.	9,133	326,596
†Franklin Covey Co.	9,580	448,057
Heidrick & Struggles International, Inc.	15,864	443,716
†HireRight Holdings Corp.	16,900	200,434
†Huron Consulting Group, Inc.	15,778	1,145,483
ICF International, Inc.	14,751	1,461,087
Insperity, Inc.	28,967	3,290,651
Kelly Services, Inc. Class A	26,477	447,461
Kforce, Inc.	15,838	868,397
Korn Ferry	42,345	2,143,504
†Legalzoom.com, Inc.	75,900	587,466
†Planet Labs PBC	126,600	550,710
†Red Violet, Inc.	7,600	174,952
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Professional Services (continued)
Resources Connection, Inc.	25,789	$ 474,002
†Skillsoft Corp.	63,500	82,550
†Spire Global, Inc.	104,300	100,128
†Sterling Check Corp.	18,900	292,383
†TriNet Group, Inc.	29,900	2,027,220
†TrueBlue, Inc.	26,600	520,828
†Upwork, Inc.	95,100	992,844
†Willdan Group, Inc.	9,500	169,575
		29,907,063
Real Estate Management & Development–0.59%
†American Realty Investors, Inc.	1,300	33,345
†Anywhere Real Estate, Inc.	85,697	547,604
†Compass, Inc. Class A	212,800	495,824
†Cushman & Wakefield PLC	126,356	1,574,396
DigitalBridge Group, Inc.	126,150	1,380,081
†Doma Holdings, Inc.	117,500	53,216
Douglas Elliman, Inc.	62,293	253,532
eXp World Holdings, Inc.	57,000	631,560
†Forestar Group, Inc.	14,505	223,522
†FRP Holdings, Inc.	5,672	305,494
Kennedy-Wilson Holdings, Inc.	93,753	1,474,735
Marcus & Millichap, Inc.	20,500	706,225
Newmark Group, Inc. Class A	107,900	859,963
†Offerpad Solutions, Inc.	58,400	26,893
RE/MAX Holdings, Inc. Class A	14,198	264,651
†Redfin Corp.	85,800	363,792
RMR Group, Inc. Class A	12,268	346,571
St. Joe Co.	27,368	1,057,773
Stratus Properties, Inc.	4,600	88,734
†Tejon Ranch Co.	16,518	311,199
†Transcontinental Realty Investors, Inc.	700	30,926
		11,030,036
Road & Rail–0.55%
ArcBest Corp.	19,375	1,357,025
†Bird Global, Inc. Class A	141,400	25,480
Covenant Logistics Group, Inc.	7,900	273,103
†Daseke, Inc.	34,000	193,460
Heartland Express, Inc.	37,909	581,524
Marten Transport Ltd.	46,494	919,651
†PAM Transportation Services, Inc.	5,100	132,090
†Saia, Inc.	21,283	4,462,619
†TuSimple Holdings, Inc. Class A	114,700	188,108
Universal Logistics Holdings, Inc.	5,697	190,508

LVIP SSGA Small-Cap Index Fund–23

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Road & Rail (continued)
Werner Enterprises, Inc.	50,556	$ 2,035,385
		10,358,953
Semiconductors & Semiconductor Equipment–2.48%
†ACM Research, Inc. Class A	39,500	304,545
†Alpha & Omega Semiconductor Ltd.	17,971	513,431
†Ambarella, Inc.	29,092	2,392,235
Amkor Technology, Inc.	80,465	1,929,551
†Atomera, Inc.	17,200	106,984
†Axcelis Technologies, Inc.	25,933	2,058,043
†AXT, Inc.	34,300	150,234
†CEVA, Inc.	18,617	476,223
†Cohu, Inc.	37,513	1,202,292
†Credo Technology Group Holding Ltd.	75,000	998,250
†Diodes, Inc.	35,565	2,707,919
†FormFactor, Inc.	62,031	1,378,949
†Ichor Holdings Ltd.	22,900	614,178
†Impinj, Inc.	16,800	1,834,224
†indie Semiconductor, Inc. Class A	81,200	473,396
Kulicke & Soffa Industries, Inc.	45,500	2,013,830
†MACOM Technology Solutions Holdings, Inc.	40,242	2,534,441
†MaxLinear, Inc.	58,634	1,990,624
†Onto Innovation, Inc.	39,624	2,697,998
†PDF Solutions, Inc.	24,557	700,366
†Photronics, Inc.	49,060	825,680
Power Integrations, Inc.	45,312	3,249,777
†Rambus, Inc.	85,286	3,054,944
†Rigetti Computing, Inc. Class A	25,700	18,740
†Rockley Photonics Holdings Ltd.	85,300	11,951
†Semtech Corp.	50,484	1,448,386
†Silicon Laboratories, Inc.	26,386	3,579,789
†SiTime Corp.	12,700	1,290,574
†SkyWater Technology, Inc.	8,400	59,724
†SMART Global Holdings, Inc.	38,302	569,934
†Synaptics, Inc.	31,752	3,021,520
†Transphorm, Inc.	17,200	93,568
†Ultra Clean Holdings, Inc.	35,929	1,191,046
†Veeco Instruments, Inc.	40,735	756,856
		46,250,202
Software–4.56%
†8x8, Inc.	89,105	384,933
A10 Networks, Inc.	52,238	868,718
†ACI Worldwide, Inc.	89,551	2,059,673
Adeia, Inc.	82,616	783,200
†Agilysys, Inc.	16,004	1,266,556
†Alarm.com Holdings, Inc.	38,400	1,900,032
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Alkami Technology, Inc.	29,400	$ 428,946
†Altair Engineering, Inc. Class A	41,400	1,882,458
American Software, Inc. Class A	25,088	368,292
†Amplitude, Inc. Class A	45,600	550,848
†Appfolio, Inc. Class A	15,200	1,601,776
†Appian Corp. Class A	31,700	1,032,152
†Applied Digital Corp.	7,300	13,432
†Arteris, Inc.	14,300	61,490
†Asana, Inc. Class A	58,500	805,545
†Avaya Holdings Corp.	72,300	14,171
†AvePoint, Inc.	105,600	434,016
†Benefitfocus, Inc.	21,595	225,884
†Blackbaud, Inc.	36,971	2,176,113
†Blackline, Inc.	44,083	2,965,463
†Blend Labs, Inc. Class A	149,700	215,568
†Box, Inc. Class A	111,600	3,474,108
†C3.ai, Inc. Class A	46,800	523,692
†Cerence, Inc.	32,100	594,813
†Cipher Mining, Inc.	34,300	19,208
†Cleanspark, Inc.	34,400	70,176
Clear Secure, Inc. Class A	49,500	1,357,785
†CommVault Systems, Inc.	35,402	2,224,662
†Consensus Cloud Solutions, Inc.	12,995	698,611
†Couchbase, Inc.	22,200	294,372
†CS Disco, Inc.	18,600	117,552
†Cvent Holding Corp.	31,200	168,480
†Digimarc Corp.	11,458	211,858
†Digital Turbine, Inc.	75,700	1,153,668
†Domo, Inc. Class B	24,800	353,152
†Duck Creek Technologies, Inc.	63,200	761,560
†E2open Parent Holdings, Inc.	157,800	926,286
Ebix, Inc.	21,278	424,709
†eGain Corp.	17,700	159,831
†Enfusion, Inc. Class A	20,200	195,334
†EngageSmart, Inc.	27,400	482,240
†Envestnet, Inc.	43,859	2,706,100
†Everbridge, Inc.	31,100	919,938
†EverCommerce, Inc.	19,100	142,104
†ForgeRock, Inc. Class A	30,400	692,208
†Greenidge Generation Holdings, Inc.	10,600	3,064
†Instructure Holdings, Inc.	13,700	321,128
†Intapp, Inc.	11,900	296,786
InterDigital, Inc.	23,888	1,181,978
†IronNet, Inc.	55,000	12,650
†Kaleyra, Inc.	25,100	18,953
†KnowBe4, Inc. Class A	58,000	1,437,240
†Latch, Inc.	59,900	42,523
†LivePerson, Inc.	57,518	583,232
†LiveRamp Holdings, Inc.	52,472	1,229,944

LVIP SSGA Small-Cap Index Fund–24

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†LiveVox Holdings, Inc.	13,500	$ 40,095
†Marathon Digital Holdings, Inc.	89,400	305,748
†Matterport, Inc.	178,700	500,360
†MeridianLink, Inc.	18,400	252,632
†MicroStrategy, Inc. Class A	7,584	1,073,667
†Mitek Systems, Inc.	33,900	328,491
†Model N, Inc.	29,400	1,192,464
†Momentive Global, Inc.	103,200	722,400
†N-able, Inc.	55,800	573,624
†NextNav, Inc.	54,000	158,220
†Olo, Inc. Class A	70,900	443,125
†ON24, Inc.	33,300	287,379
†OneSpan, Inc.	32,196	360,273
†PagerDuty, Inc.	67,500	1,792,800
Progress Software Corp.	34,700	1,750,615
†PROS Holdings, Inc.	33,437	811,182
†Q2 Holdings, Inc.	44,400	1,193,028
†Qualys, Inc.	30,825	3,459,490
†Rapid7, Inc.	46,400	1,576,672
†Rimini Street, Inc.	39,016	148,651
†Riot Blockchain, Inc.	108,900	369,171
Sapiens International Corp. NV	25,000	462,000
†SecureWorks Corp. Class A	8,600	54,954
†ShotSpotter, Inc.	7,300	246,959
†Sprout Social, Inc. Class A	36,600	2,066,436
†SPS Commerce, Inc.	29,002	3,724,727
†Sumo Logic, Inc.	91,400	740,340
†Telos Corp.	44,600	227,014
†Tenable Holdings, Inc.	88,000	3,357,200
†Terawulf, Inc.	17,600	11,714
†Upland Software, Inc.	24,275	173,081
†UserTesting, Inc.	40,100	301,151
†Varonis Systems, Inc.	86,921	2,080,889
†Verint Systems, Inc.	50,756	1,841,428
†Veritone, Inc.	26,800	142,040
†Viant Technology, Inc. Class A	11,000	44,220
†Weave Communications, Inc.	25,200	115,416
†WM Technology, Inc.	60,700	61,307
†Workiva, Inc.	38,000	3,190,860
†Xperi, Inc.	34,206	294,514
†Yext, Inc.	89,500	584,435
†Zeta Global Holdings Corp. Class A	83,600	683,012
†Ziff Davis, Inc.	36,487	2,886,122
†Zuora, Inc. Class A	98,000	623,280
		85,092,397
Specialty Retail–2.38%
Aaron's Co., Inc.	24,400	291,580
†Abercrombie & Fitch Co. Class A	38,900	891,199
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
Academy Sports & Outdoors, Inc.	61,900	$ 3,252,226
American Eagle Outfitters, Inc.	122,118	1,704,767
†America's Car-Mart, Inc.	4,785	345,764
Arko Corp.	65,800	569,828
†Asbury Automotive Group, Inc.	17,744	3,180,612
†Bed Bath & Beyond, Inc.	64,100	160,891
Big 5 Sporting Goods Corp.	17,600	155,408
†Boot Barn Holdings, Inc.	23,418	1,464,093
Buckle, Inc.	24,608	1,115,973
†Build-A-Bear Workshop, Inc.	11,000	262,240
Caleres, Inc.	27,951	622,748
Camping World Holdings, Inc. Class A	31,400	700,848
Cato Corp. Class A	14,415	134,492
†Chico's FAS, Inc.	96,700	475,764
†Children's Place, Inc.	10,601	386,088
†Citi Trends, Inc.	6,576	174,133
†Conn's, Inc.	9,709	66,798
†Container Store Group, Inc.	27,100	116,801
Designer Brands, Inc. Class A	40,400	395,112
†Destination XL Group, Inc.	45,800	309,150
†EVgo, Inc.	56,700	253,449
†Express, Inc.	50,400	51,408
Foot Locker, Inc.	64,400	2,433,676
†Genesco, Inc.	10,032	461,673
Group 1 Automotive, Inc.	11,235	2,026,457
†GrowGeneration Corp.	45,700	179,144
Guess?, Inc.	24,721	511,478
Haverty Furniture Cos., Inc.	12,114	362,209
Hibbett, Inc.	10,382	708,260
JOANN, Inc.	9,600	27,360
†LL Flooring Holdings, Inc.	24,416	137,218
†MarineMax, Inc.	17,240	538,233
Monro, Inc.	25,049	1,132,215
Murphy USA, Inc.	16,700	4,668,318
†National Vision Holdings, Inc.	63,200	2,449,632
†ODP Corp.	31,910	1,453,181
†OneWater Marine, Inc. Class A	8,900	254,540
†Party City Holdco, Inc.	93,700	34,247
Rent-A-Center, Inc.	39,910	899,971
†Sally Beauty Holdings, Inc.	85,100	1,065,452
Shoe Carnival, Inc.	14,142	338,135
Signet Jewelers Ltd.	36,576	2,487,168
†Sleep Number Corp.	17,546	455,845
Sonic Automotive, Inc. Class A	14,331	706,088
†Sportsman's Warehouse Holdings, Inc.	30,700	288,887

LVIP SSGA Small-Cap Index Fund–25

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
†Tile Shop Holdings, Inc.	24,700	$ 108,186
†Tilly's, Inc. Class A	19,863	179,760
†Torrid Holdings, Inc.	10,100	29,896
†TravelCenters of America, Inc.	9,900	443,322
†Urban Outfitters, Inc.	49,900	1,190,115
†Volta, Inc.	103,500	36,784
†Warby Parker, Inc. Class A	65,600	884,944
Winmark Corp.	2,187	515,760
†Zumiez, Inc.	12,523	272,250
		44,361,776
Technology Hardware, Storage & Peripherals–0.33%
†Avid Technology, Inc.	27,800	739,202
†CompoSecure, Inc.	5,400	26,514
†Corsair Gaming, Inc.	31,000	420,670
†Diebold Nixdorf, Inc.	62,300	88,466
†Eastman Kodak Co.	44,700	136,335
†IonQ, Inc.	96,300	332,235
†Super Micro Computer, Inc.	36,200	2,972,020
†Turtle Beach Corp.	12,600	90,342
Xerox Holdings Corp.	90,600	1,322,760
		6,128,544
Textiles, Apparel & Luxury Goods–0.69%
†Allbirds, Inc. Class A	78,600	190,212
†Crocs, Inc.	48,600	5,269,698
Ermenegildo Zegna NV	38,200	399,954
†Fossil Group, Inc.	37,000	159,470
†G-III Apparel Group Ltd.	35,596	488,021
Kontoor Brands, Inc.	44,700	1,787,553
Movado Group, Inc.	12,680	408,930
Oxford Industries, Inc.	12,066	1,124,310
†PLBY Group, Inc.	25,500	70,125
Rocky Brands, Inc.	5,700	134,634
Steven Madden Ltd.	61,401	1,962,376
Superior Group of Cos., Inc.	9,866	99,252
†Unifi, Inc.	11,374	97,930
Wolverine World Wide, Inc.	60,571	662,041
		12,854,506
Thrifts & Mortgage Finance–1.23%
†Blue Foundry Bancorp	20,800	267,280
†Bridgewater Bancshares, Inc.	16,500	292,710
Capitol Federal Financial, Inc.	106,400	920,360
†Columbia Financial, Inc.	28,100	607,522
Enact Holdings, Inc.	24,400	588,528
Essent Group Ltd.	84,309	3,277,934
Federal Agricultural Mortgage Corp. Class C	7,174	808,582
†Finance of America Cos., Inc. Class A	28,800	36,576
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Thrifts & Mortgage Finance (continued)
Greene County Bancorp, Inc.	2,500	$ 143,550
Hingham Institution For Savings The	1,160	320,114
Home Bancorp, Inc.	5,774	231,133
Home Point Capital, Inc.	5,700	7,809
Kearny Financial Corp.	47,437	481,486
Luther Burbank Corp.	11,500	127,765
Merchants Bancorp	12,714	309,205
†Mr Cooper Group, Inc.	55,302	2,219,269
†NMI Holdings, Inc. Class A	65,500	1,368,950
Northfield Bancorp, Inc.	35,356	556,150
PennyMac Financial Services, Inc.	21,400	1,212,524
†Pioneer Bancorp, Inc.	10,100	115,140
Provident Bancorp, Inc.	11,255	81,936
Provident Financial Services, Inc.	57,451	1,227,153
Radian Group, Inc.	125,754	2,398,129
Southern Missouri Bancorp, Inc.	6,398	293,220
†Sterling Bancorp, Inc.	12,400	75,516
TrustCo Bank Corp. NY	15,200	571,368
†Velocity Financial, Inc.	7,000	67,550
Walker & Dunlop, Inc.	24,463	1,919,856
Waterstone Financial, Inc.	16,080	277,219
WSFS Financial Corp.	48,936	2,218,758
		23,023,292
Tobacco–0.15%
†22nd Century Group, Inc.	137,300	126,384
Turning Point Brands, Inc.	12,525	270,916
Universal Corp.	19,142	1,010,889
Vector Group Ltd.	114,386	1,356,618
		2,764,807
Trading Companies & Distributors–1.68%
Alta Equipment Group, Inc.	16,090	212,227
Applied Industrial Technologies, Inc.	30,630	3,860,299
†Beacon Roofing Supply, Inc.	41,390	2,184,978
†BlueLinx Holdings, Inc.	7,100	504,881
Boise Cascade Co.	31,446	2,159,397
†Custom Truck One Source, Inc.	50,300	317,896
†Distribution Solutions Group, Inc.	4,071	150,057
†DXP Enterprises, Inc.	12,243	337,295
GATX Corp.	28,000	2,977,520
Global Industrial Co.	10,758	253,136
†GMS, Inc.	34,300	1,708,140
H&E Equipment Services, Inc.	25,981	1,179,537
Herc Holdings, Inc.	20,100	2,644,557
†Hudson Technologies, Inc.	35,900	363,308

LVIP SSGA Small-Cap Index Fund–26

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Trading Companies & Distributors (continued)
Karat Packaging, Inc.	3,900	$ 56,043
McGrath RentCorp	19,240	1,899,758
†MRC Global, Inc.	67,700	783,966
†NOW, Inc.	87,556	1,111,961
Rush Enterprises, Inc. Class A	39,088	2,065,306
Textainer Group Holdings Ltd.	35,220	1,092,172
†Titan Machinery, Inc.	16,170	642,434
†Transcat, Inc.	5,600	396,872
Triton International Ltd.	46,489	3,197,513
Veritiv Corp.	10,600	1,290,126
		31,389,379
Water Utilities–0.50%
American States Water Co.	29,479	2,728,281
Artesian Resources Corp. Class A	6,563	384,461
California Water Service Group	43,342	2,628,259
Global Water Resources, Inc.	10,783	143,198
Middlesex Water Co.	13,831	1,088,085
†Pure Cycle Corp.	16,600	173,968
SJW Group	21,615	1,754,922
York Water Co.	11,437	514,436
		9,415,610
Wireless Telecommunication Services–0.13%
†Gogo, Inc.	40,700	600,732
†KORE Group Holdings, Inc.	27,800	35,028
Shenandoah Telecommunications Co.	39,550	628,054
Telephone & Data Systems, Inc.	79,900	838,151
†U.S. Cellular Corp.	12,000	250,200
		2,352,165
Total Common Stock (Cost $1,422,900,510)		1,821,787,703
	Number of Shares	Value (U.S. $)
RIGHTS–0.02%
=†Contra Aduro Biotech, Inc.	15,060	$ 30,572
=†Contra Zogenix, Inc. CVR	47,935	32,596
=†Gtx, Inc.	828	1,565
=†PLBY Group, Inc.	25,500	0
=†Progenics Pharmaceuticals, Inc.	99,698	114,652
=†Tobira Therapeutics, Inc.	7,700	109,109
Total Rights (Cost $34,293)		288,494
WARRANTS–0.01%
†Chord Energy Corp. exp 9/01/24 exercise price USD 116.37	5,399	110,086
†Chord Energy Corp. exp 9/01/25 exercise price USD 133.70	2,699	49,095
†Nabors Industries Ltd. exp 6/11/26 exercise price USD 166.67	2,445	80,440
Total Warrants (Cost $737,635)		239,621

MONEY MARKET FUND–2.14%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 4.12%)	39,869,770	39,869,770
Total Money Market Fund (Cost $39,869,770)		39,869,770

TOTAL INVESTMENTS–99.77% (Cost $1,463,542,208)	1,862,185,588
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.23%	4,297,541
NET ASSETS APPLICABLE TO 68,300,857 SHARES OUTSTANDING–100.00%	$1,866,483,129
NET ASSET VALUE PER SHARE–LVIP SSGA SMALL-CAP INDEX FUND STANDARD CLASS ($1,449,347,646 / 53,016,804 Shares)	$27.338
NET ASSET VALUE PER SHARE–LVIP SSGA SMALL-CAP INDEX FUND SERVICE CLASS ($417,135,483 / 15,284,053 Shares)	$27.292
LVIP SSGA Small-Cap Index Fund–27

LVIP SSGA Small-Cap Index Fund
Statement of Net Assets (continued)
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$1,478,743,326
Distributable earnings/(accumulated loss)	387,739,803
TOTAL NET ASSETS	$1,866,483,129

† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
★ Includes $2,743,400 cash collateral held at broker for futures contracts, $806,941 payable for fund shares redeemed, $156,918 other accrued expenses payable, $638,255 due to manager and affiliates and $146,677 variation margin due to broker on futures contracts as of December 31, 2022.

The following futures contracts were outstanding at December 31, 2022:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contract:
473	E-mini Russell 2000 Index	$41,881,785	$42,965,132	3/17/23	$—	$(1,083,347)
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022.

Summary of Abbreviations:
CVR–Contingent Value Rights
IT–Information Technology
LNG–Liquefied Natural Gas
REIT–Real Estate Investment Trust
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Small-Cap Index Fund–28

LVIP SSGA Small-Cap Index Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends	$ 27,795,687
Foreign taxes withheld	(40,425)
27,755,262
EXPENSES:
Management fees	6,735,041
Distribution fees-Service Class	1,162,620
Shareholder servicing fees	610,363
Accounting and administration expenses	405,095
Index fees	229,234
Professional fees	78,745
Trustees’ fees and expenses	70,620
Reports and statements to shareholders	38,591
Custodian fees	31,012
Pricing fees	28,071
Consulting fees	4,088
Other	49,013
9,442,493
Less:
Management fees waived	(215,705)
Total operating expenses	9,226,788
NET INVESTMENT INCOME	18,528,474
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	36,116,319
Futures contracts	(9,327,637)
Net realized gain	26,788,682
Net change in unrealized appreciation (depreciation) of:
Investments	(568,984,493)
Foreign currencies	(89)
Futures contracts	(1,953,926)
Net change in unrealized appreciation (depreciation)	(570,938,508)
NET REALIZED AND UNREALIZED LOSS	(544,149,826)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(525,621,352)
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Small-Cap Index Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 18,528,474	$ 14,427,361
Net realized gain	26,788,682	269,944,029
Net change in unrealized appreciation (depreciation)	(570,938,508)	60,799,223
Net increase (decrease) in net assets resulting from operations	(525,621,352)	345,170,613
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(186,956,905)	(71,898,063)
Service Class	(54,351,386)	(18,354,546)
	(241,308,291)	(90,252,609)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	207,396,799	318,328,380
Service Class	59,650,878	85,517,504
Reinvestment of dividends and distributions:
Standard Class	186,956,905	71,898,063
Service Class	54,351,386	18,354,546
	508,355,968	494,098,493
Cost of shares redeemed:
Standard Class	(342,366,776)	(426,483,107)
Service Class	(78,220,149)	(114,039,535)
	(420,586,925)	(540,522,642)
Increase (decrease) in net assets derived from capital share transactions	87,769,043	(46,424,149)
NET INCREASE (DECREASE) IN NET ASSETS	(679,160,600)	208,493,855
NET ASSETS:
Beginning of year	2,545,643,729	2,337,149,874
End of year	$1,866,483,129	$2,545,643,729
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Small-Cap Index Fund–29

LVIP SSGA Small-Cap Index Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Small-Cap Index Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 39.636	$ 35.910	$ 31.692	$ 26.880	$ 31.733
Income (loss) from investment operations:
Net investment income[1]	0.303	0.252	0.218	0.270	0.313
Net realized and unrealized gain (loss)	(8.624)	4.931	5.573	6.358	(3.685)
Total from investment operations	(8.321)	5.183	5.791	6.628	(3.372)
Less dividends and distributions from:
Net investment income	(0.358)	(0.343)	(0.316)	(0.293)	(0.313)
Net realized gain	(3.619)	(1.114)	(1.257)	(1.523)	(1.168)
Total dividends and distributions	(3.977)	(1.457)	(1.573)	(1.816)	(1.481)
Net asset value, end of period	$ 27.338	$ 39.636	$ 35.910	$ 31.692	$ 26.880
Total return[2]	(20.78%)	14.56%	19.20%	25.03%	(11.37%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,449,348	$1,994,358	$1,829,548	$1,839,740	$1,743,015
Ratio of expenses to average net assets	0.38%	0.38%	0.39%	0.40%	0.39%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.39%	0.39%	0.39%	0.40%	0.39%
Ratio of net investment income to average net assets	0.94%	0.62%	0.77%	0.88%	0.96%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.93%	0.61%	0.77%	0.88%	0.96%
Portfolio turnover	16%	25%	23%	19%	18%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Small-Cap Index Fund–30

LVIP SSGA Small-Cap Index Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA Small-Cap Index Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 39.580	$ 35.858	$ 31.665	$ 26.866	$ 31.715
Income (loss) from investment operations:
Net investment income[1]	0.221	0.150	0.147	0.193	0.231
Net realized and unrealized gain (loss)	(8.609)	4.927	5.547	6.350	(3.675)
Total from investment operations	(8.388)	5.077	5.694	6.543	(3.444)
Less dividends and distributions from:
Net investment income	(0.281)	(0.241)	(0.244)	(0.221)	(0.237)
Net realized gain	(3.619)	(1.114)	(1.257)	(1.523)	(1.168)
Total dividends and distributions	(3.900)	(1.355)	(1.501)	(1.744)	(1.405)
Net asset value, end of period	$ 27.292	$ 39.580	$ 35.858	$ 31.665	$ 26.866
Total return[2]	(20.98%)	14.27%	18.90%	24.72%	(11.59%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 417,135	$551,286	$507,602	$440,102	$ 335,959
Ratio of expenses to average net assets	0.63%	0.63%	0.64%	0.65%	0.64%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.64%	0.64%	0.64%	0.65%	0.64%
Ratio of net investment income to average net assets	0.69%	0.37%	0.52%	0.63%	0.71%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.68%	0.36%	0.52%	0.63%	0.71%
Portfolio turnover	16%	25%	23%	19%	18%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA Small-Cap Index Fund–31

LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA Small-Cap Index Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to approximate as closely as practicable, before fees and expenses, the performance of the Russell 2000® Index, which emphasizes stocks of small U.S. companies.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.
 The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign
LVIP SSGA Small-Cap Index Fund–32

LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2022.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.32% of the Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.005% of the first $500 million of the Fund’s average daily net assets; 0.010% of the next $1 billion; and 0.015% of the Fund’s average daily net assets in excess of $1.5 billion.   The agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
SSGA Funds Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$151,943
Legal	27,288
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP SSGA Small-Cap Index Fund–33

LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $19,336 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$501,071
Distribution fees payable to LFD	90,349
Shareholder servicing fees payable to Lincoln Life	46,835
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$328,819,423
Sales	460,674,021
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$1,496,355,438
Aggregate unrealized appreciation of investments and derivatives	$ 700,504,043
Aggregate unrealized depreciation of investments and derivatives	(334,674,329)
Net unrealized appreciation of investments and derivatives	$ 365,829,714
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value.
LVIP SSGA Small-Cap Index Fund–34

LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$ 18,537,345	$—	$ —	$ 18,537,345
Air Freight & Logistics	7,897,214	—	—	7,897,214
Airlines	5,344,184	—	—	5,344,184
Auto Components	23,806,688	—	—	23,806,688
Automobiles	2,830,030	—	—	2,830,030
Banks	183,516,982	—	—	183,516,982
Beverages	11,407,526	—	—	11,407,526
Biotechnology	133,569,317	—	—	133,569,317
Building Products	23,497,890	—	—	23,497,890
Capital Markets	29,105,537	—	—	29,105,537
Chemicals	37,915,127	—	—	37,915,127
Commercial Services & Supplies	27,036,383	—	—	27,036,383
Communications Equipment	16,454,859	—	—	16,454,859
Construction & Engineering	29,667,348	—	—	29,667,348
Construction Materials	2,918,340	—	—	2,918,340
Consumer Finance	12,966,969	—	—	12,966,969
Containers & Packaging	5,877,263	—	—	5,877,263
Distributors	388,369	—	—	388,369
Diversified Consumer Services	18,269,102	—	—	18,269,102
Diversified Financial Services	5,343,900	—	—	5,343,900
Diversified Telecommunication Services	12,326,396	—	—	12,326,396
Electric Utilities	13,812,335	—	—	13,812,335
Electrical Equipment	25,961,293	—	—	25,961,293
Electronic Equipment, Instruments & Components	42,648,357	—	—	42,648,357
Energy Equipment & Services	40,115,588	—	—	40,115,588
Entertainment	3,789,124	—	—	3,789,124
Equity Real Estate Investment Trusts	105,961,219	—	—	105,961,219
Food & Staples Retailing	11,057,644	—	—	11,057,644
Food Products	22,087,495	—	—	22,087,495
Gas Utilities	22,704,948	—	—	22,704,948
Health Care Equipment & Supplies	70,789,295	—	—*	70,789,295
Health Care Providers & Services	49,085,694	—	—	49,085,694
Health Care Technology	9,941,467	—	—	9,941,467
Hotels, Restaurants & Leisure	43,158,650	—	—	43,158,650
Household Durables	29,035,904	—	—	29,035,904
Household Products	4,957,297	—	—	4,957,297
Independent Power and Renewable Electricity Producers	8,498,325	—	—	8,498,325
Industrial Conglomerates	392,711	—	—	392,711
Insurance	38,665,370	—	—	38,665,370
Interactive Media & Services	8,456,502	—	—	8,456,502
Internet & Direct Marketing Retail	7,285,894	—	—	7,285,894
IT Services	36,860,617	—	—	36,860,617
Leisure Products	7,551,375	—	—	7,551,375
Life Sciences Tools & Services	13,174,522	—	—	13,174,522
Machinery	70,195,815	—	—	70,195,815
Marine	4,422,465	—	—	4,422,465
Media	16,351,671	—	—	16,351,671
Metals & Mining	28,821,524	—	—	28,821,524
Mortgage Real Estate Investment Trusts (REITs)	21,636,891	—	—	21,636,891
Multiline Retail	1,863,386	—	—	1,863,386
Multi-Utilities	9,581,428	—	—	9,581,428
LVIP SSGA Small-Cap Index Fund–35

LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Oil, Gas & Consumable Fuels	$ 83,549,353	$—	$ —*	$ 83,549,353
Paper & Forest Products	2,765,310	—	—	2,765,310
Personal Products	13,350,386	—	—	13,350,386
Pharmaceuticals	29,652,349	—	—	29,652,349
Professional Services	29,907,063	—	—	29,907,063
Real Estate Management & Development	11,030,036	—	—	11,030,036
Road & Rail	10,358,953	—	—	10,358,953
Semiconductors & Semiconductor Equipment	46,250,202	—	—	46,250,202
Software	85,092,397	—	—	85,092,397
Specialty Retail	44,361,776	—	—	44,361,776
Technology Hardware, Storage & Peripherals	6,128,544	—	—	6,128,544
Textiles, Apparel & Luxury Goods	12,854,506	—	—	12,854,506
Thrifts & Mortgage Finance	23,023,292	—	—	23,023,292
Tobacco	2,764,807	—	—	2,764,807
Trading Companies & Distributors	31,389,379	—	—	31,389,379
Water Utilities	9,415,610	—	—	9,415,610
Wireless Telecommunication Services	2,352,165	—	—	2,352,165
Rights	—	—	288,494	288,494
Warrants	239,621	—	—	239,621
Money Market Fund	39,869,770	—	—	39,869,770
Total Investments	$1,861,897,094	$—	$288,494	$1,862,185,588
Derivatives:

Liabilities:
Futures Contract	$(1,083,347)	$—	$—	$(1,083,347)

*	Includes securities that have been valued at zero on the "Statement of Net Assets" that are considered to be Level 3 investments in this table.
During the year ended December 31, 2022, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$18,695,507	$58,919,530
Long-term capital gains	222,612,784	31,333,079
Total	$241,308,291	$90,252,609
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 21,910,086
Other temporary differences	3
Net unrealized appreciation	365,829,714
Distributable earnings/(accumulated loss)	$387,739,803
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
At December 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.
LVIP SSGA Small-Cap Index Fund–36

LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	6,280,253	7,914,894
Service Class	1,815,234	2,115,699
Shares reinvested:
Standard Class	6,897,955	1,852,859
Service Class	2,014,389	473,454
	17,007,831	12,356,906
Shares redeemed:
Standard Class	(10,478,631)	(10,399,371)
Service Class	(2,473,928)	(2,816,697)
	(12,952,559)	(13,216,068)
Net increase (decrease)	4,055,272	(859,162)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $100,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. In addition, certain Participants, including the Fund, is subject to an up-front fee of 0.10% of the sum of commitments. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2022, the Fund used futures contracts to facilitate investments in portfolio securities; as a cash management tool and to reduce transaction costs.
Fair values of derivative instruments as of December 31, 2022 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(1,083,347)
LVIP SSGA Small-Cap Index Fund–37

LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(9,327,637)	$(1,953,926)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$41,863,524	$—
9. Risk Factors
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2022. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply
LVIP SSGA Small-Cap Index Fund–38

LVIP SSGA Small-Cap Index Fund
Notes to Financial Statements (continued)
 11. Recent Accounting Pronouncements (continued)
a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA Small-Cap Index Fund–39

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA Small-Cap Index Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP SSGA Small-Cap Index Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP SSGA Small-Cap Index Fund–40

LVIP SSGA Small-Cap Index Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2023. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was within range of the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
LVIP SSGA Small-Cap Index Fund–41

LVIP SSGA Small-Cap Index Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SSGA Funds Management, Inc. (“SSGA”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SSGA under the subadvisory agreement. The Board reviewed the services provided by SSGA and the reputation, resources and investment approach of SSGA. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters.
Performance. The Board reviewed the LVIP SSGA Small-Cap Index Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Small Blend funds category and the Russell 2000® Total Return USD Index. The Board noted that the Fund’s total return was the same as the return of the Morningstar peer group median and below the return of the benchmark index for the one-year period and below the return of the Morningstar peer group median and the benchmark index for the three-, five- and ten-year periods. The Board noted LIAC’s comments that the Fund has met its objective of closely tracking its benchmark index on a gross of fees basis and that LIAC remains comfortable with the Fund’s ability to meet its objective going forward. The Board concluded that the services provided by SSGA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedules, which contain breakpoints, and the average fees charged by SSGA to other clients with similar investment strategies as the Fund. The Board considered the subadvisory fee rates paid to SSGA were reduced effective May 1, 2021 by the addition of breakpoints, that LIAC compensates SSGA from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and SSGA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SSGA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by SSGA as to any additional benefits it receives and noted that SSGA indicated that it indirectly benefits from association with the Fund in the marketplace and its ability to leverage resources.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA Small-Cap Index Fund–42

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP SSGA Small-Cap Index Fund–43

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP SSGA Small-Cap Index Fund–44

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP SSGA Small-Cap Index Fund–45

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP SSGA Small-Cap Index Fund–46

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA Small-Cap Index Fund–47

LVIP SSGA SMID Cap Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP SSGA SMID Cap Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP SSGA SMID Cap Managed Volatility Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Schroder Investment Management
North America Inc
The Fund returned (18.36%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the Russell 2000® Index1, returned (20.44%).
2022 was a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates, and negative returns for most asset classes.
There was a worldwide inflation surge from mid-2021 to 2022, driven by a rapid recovery of consumer demand amid widespread supply shortages. The effects of the Covid-19 pandemic continued to ease but still contributed to disruptions in global supply chains. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced persistent and structural increases climbing to levels not seen in four decades, with similarly high readings in most other countries. Furthermore, the abrupt Russian invasion of Ukraine exacerbated economic disruptions and supply shortages that added to inflationary pressures and market volatility.
In order to combat high inflation, the U.S. Federal Reserve (“Fed”), along with other major central banks, had to take drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near-zero rate, the Fed hiked the Fed Funds rate by 4.25% in 2022, which was the fastest pace of rate hikes ever. Out of the five times rates hiked 75bps in the past 30 years, four took place in 2022.  Moreover, these rate hikes coincided with a reversal from quantitative easing to a period of quantitative tightening, which involved the Fed shrinking its $9 trillion balance sheet and reducing market liquidity. As a result, U.S. Treasury yields reversed their long-past-four-decade decline. The 10-year U.S. treasury yield rose sharply from 1.51% at the end of 2021 to 3.88% as of December 31, 2022. The yield spread between the 2-year and 10-year U.S. Treasury also closed the year at –55bps, marking the largest inversion seen since 1981. These dynamics resulted in U.S. fixed-income markets suffering the worst year in history. In 2022, for the first time ever, both the Bloomberg U.S. Aggregate Bond Index2 and the Bloomberg U.S. Treasury Index3 posted double digit negative returns of 13.1% (–13.1%) and 12.5% (–12.5%), respectively, which were the worst yearly returns since the inception of those indices in the 1970s. However, despite much higher yields, credit spreads were generally resilient, especially in the second half of the year on the strength of healthy corporate fundamentals.
After rising for three consecutive years, from the beginning of 2019 to year-end 2021, the S&P 500® Index4 (total return) doubled and Nasdaq® Composite Index5 more than doubled. This remarkable bull market came to an end in 2022. While earnings growth was positive during the first three quarters of the year, financial conditions continued to tighten and equity market volatility, as indicated by the CBOE Volatility Index6, stayed elevated throughout the year. Sharply rising interest rates diminished the equity risk premium and compressed price multiples. During 2022, domestic equity markets entered the longest and one of the worst bear markets since the Global
Financial Crisis of 2008. The S& P 500® Index (total return) returned (18.1%), and the Nasdaq® Composite Index returned (32.4%). Wide dispersion in performance across investment styles and geographies continued throughout 2022. Value-oriented equities, known for their more defensive characteristics, outperformed growth-oriented equities across all market capitalizations.  Within the U.S., mega cap equities suffered the worst declines, followed by more economically sensitive small cap equities.  Developed international equity markets fared slightly better, outperforming domestic equity markets.  However, emerging market equities lagged all other geographies partly fueled by a slowdown in economic activity, highlighted by China’s zero-Covid policy that persisted through much of 2022.
This Fund consists of allocations to small cap and mid cap index funds (roughly 80% and 20%, respectively) and a volatility management overlay. Due to the approximately 20% mid cap allocation, the Fund will have a larger size bias relative to the benchmark, which is a pure small cap index. During calendar year 2022, the Fund’s exposure to mid-cap securities generally contributed to relative returns.
Despite a difficult market environment with high equity and cross-asset volatility and repeated V-shaped markets, the risk management overlay of the Fund not only reduced Fund volatility meaningfully, but also had a positive impact on relative performance in 2022.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Michael Hoppe
Alex Zeng
Schroder Investment Management
North America Inc:	Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP SSGA SMID Cap Managed Volatility Fund–1

LVIP SSGA SMID Cap Managed Volatility Fund
2022 Annual Report Commentary (unaudited) (continued)
LVIP SSGA SMID Cap Managed Volatility Fund
Growth of $10,000 invested 5/1/13 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP SSGA SMID Cap Managed Volatility Fund shares on 5/1/13 (commencement of operations). As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,684 for the Standard Class shares and to $15,311 for the Service Class shares. For comparison, look at how the Russell 2000® Index did from 5/1/13 through 12/31/22. The same $10,000 investment would have increased to $21,160. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 18.36%
Five Years	+ 2.29%
Inception (5/1/13)	+ 4.76%
Service Class Shares
One Year	- 18.57%
Five Years	+ 2.04%
Inception (5/1/13)	+ 4.50%
1. The Russell 2000®Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000®Index.
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3. The Bloomberg U.S. Treasury Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The U.S. Treasury Index is a component of the U.S. Aggregate, U.S. Universal, Global Aggregate and Global Treasury Indices. The U.S. Treasury Index has history back to January 1, 1973.
4. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
5. The Nasdaq® Composite index is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq® Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces the order of magnitude of the result.
6. The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.

LVIP SSGA SMID Cap Managed Volatility Fund–2

LVIP SSGA SMID Cap Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,023.50	0.25%	$1.28
Service Class Shares	1,000.00	1,022.20	0.50%	2.55
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.25%	$1.28
Service Class Shares	1,000.00	1,022.60	0.50%	2.55

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP SSGA SMID Cap Managed Volatility Fund–3

LVIP SSGA SMID Cap Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	93.50%
Investment Companies	93.50%
Equity Funds	93.50%
Unaffiliated Investment	6.07%
Investment Company	6.07%
Money Market Fund	6.07%
Total Investments	99.57%
Receivables and Other Assets Net of Liabilities	0.43%
Total Net Assets	100.00%
LVIP SSGA SMID Cap Managed Volatility Fund–4

LVIP SSGA SMID Cap Managed Volatility Fund
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–93.50%
INVESTMENT COMPANIES–93.50%
Equity Funds–93.50%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	9,740,123	$ 111,095,841
LVIP SSGA Small-Cap Index Fund	15,873,659	433,954,080
Total Affiliated Investments (Cost $510,244,850)		545,049,921
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT–6.07%
INVESTMENT COMPANY–6.07%
Money Market Fund–6.07%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	35,403,397	$ 35,403,397
Total Unaffiliated Investment (Cost $35,403,397)		35,403,397

TOTAL INVESTMENTS–99.57% (Cost $545,648,247)	580,453,318
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.43%	2,505,777
NET ASSETS APPLICABLE TO 53,645,161 SHARES OUTSTANDING–100.00%	$582,959,095

✧✧ Standard Class shares.

The following futures contracts were outstanding at December 31, 2022:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
342	E-mini Russell 2000 Index	$30,282,390	$30,247,761	3/17/23	$34,629	$—
30	E-mini S&P MidCap 400 Index	7,327,800	7,297,596	3/17/23	30,204	—
Total Futures Contracts					$64,833	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA SMID Cap Managed Volatility Fund–5

LVIP SSGA SMID Cap Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2022
ASSETS:
Affiliated investments, at value	$545,049,921
Unaffiliated investments, at value	35,403,397
Cash collateral held at broker for futures contracts	2,627,460
Receivable for fund shares sold	143,381
Dividends and interest receivable	108,242
Receivable for securities sold	53,466
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	27,761
Prepaid expenses	2,522
TOTAL ASSETS	583,416,150
LIABILITIES:
Due to manager and affiliates	252,825
Variation margin due to broker on futures contracts	146,255
Payable for audit fee	27,435
Other accrued expenses payable	18,076
Payable for fund shares redeemed	12,464
TOTAL LIABILITIES	457,055
TOTAL NET ASSETS	$582,959,095
Affiliated investments, at cost	$510,244,850
Unaffiliated investments, at cost	35,403,397
Standard Class:
Net Assets	$ 58,607
Shares Outstanding	5,385
Net Asset Value Per Share	$ 10.884
Service Class:
Net Assets	$582,900,488
Shares Outstanding	53,639,776
Net Asset Value Per Share	$ 10.867
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$627,616,127
Distributable earnings/(accumulated loss)	(44,657,032)
TOTAL NET ASSETS	$582,959,095
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA SMID Cap Managed Volatility Fund–6

LVIP SSGA SMID Cap Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends from affiliated investments	$ 5,973,848
Dividends from unaffiliated investments	606,070
6,579,918
EXPENSES:
Distribution fees-Service Class	1,576,683
Management fees	1,450,696
Shareholder servicing fees	182,914
Accounting and administration expenses	115,548
Professional fees	41,041
Trustees’ fees and expenses	20,982
Reports and statements to shareholders	19,784
Custodian fees	7,159
Consulting fees	3,747
Pricing fees	276
Other	21,708
3,440,538
Less:
Management fees waived	(31,537)
Expenses reimbursed	(287,011)
Total operating expenses	3,121,990
NET INVESTMENT INCOME	3,457,928
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(8,420,180)
Distributions from affiliated investment companies	63,611,168
Futures contracts	1,388,548
Net realized gain	56,579,536
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(196,064,460)
Futures contracts	217,198
Net change in unrealized appreciation (depreciation)	(195,847,262)
NET REALIZED AND UNREALIZED LOSS	(139,267,726)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(135,809,798)
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA SMID Cap Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 3,457,928	$ 2,609,053
Net realized gain	56,579,536	45,630,942
Net change in unrealized appreciation (depreciation)	(195,847,262)	57,202,757
Net increase (decrease) in net assets resulting from operations	(135,809,798)	105,442,752
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(3,530)	(12,856)
Service Class	(31,212,852)	(116,124,751)
Return of capital:
Standard Class	(143)	—
Service Class	(1,405,341)	—
	(32,621,866)	(116,137,607)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	17,442	3,873
Service Class	50,560,624	66,423,338
Reinvestment of dividends and distributions:
Standard Class	3,673	12,856
Service Class	32,618,193	116,124,751
	83,199,932	182,564,818
Cost of shares redeemed:
Standard Class	(23,660)	(65,080)
Service Class	(56,921,828)	(122,909,623)
	(56,945,488)	(122,974,703)
Increase in net assets derived from capital share transactions	26,254,444	59,590,115
NET INCREASE (DECREASE) IN NET ASSETS	(142,177,220)	48,895,260
NET ASSETS:
Beginning of year	725,136,315	676,241,055
End of year	$ 582,959,095	$ 725,136,315
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA SMID Cap Managed Volatility Fund–7

LVIP SSGA SMID Cap Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA SMID Cap Managed Volatility Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20 [1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 14.150	$ 14.479	$ 13.009	$ 11.865	$ 13.275
Income (loss) from investment operations:
Net investment income[2]	0.097	0.098	0.105	0.111	0.135
Net realized and unrealized gain (loss)	(2.703)	2.216	1.631	1.588	(1.348)
Total from investment operations	(2.606)	2.314	1.736	1.699	(1.213)
Less dividends and distributions from:
Net investment income	(0.094)	(0.379)	(0.266)	(0.103)	(0.197)
Net realized gain	(0.539)	(2.264)	—	(0.452)	—
Return of capital	(0.027)	—	—	—	—
Total dividends and distributions	(0.660)	(2.643)	(0.266)	(0.555)	(0.197)
Net asset value, end of period	$ 10.884	$ 14.150	$ 14.479	$ 13.009	$ 11.865
Total return[3]	(18.36%)	16.24%	13.37%	14.56%	(9.14%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 59	$ 79	$ 123	$ 110	$ 88
Ratio of expenses to average net assets[4]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.30%	0.30%	0.30%	0.51%	0.97%
Ratio of net investment income to average net assets	0.79%	0.61%	0.88%	0.88%	0.98%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.74%	0.56%	0.82%	0.62%	0.26%
Portfolio turnover	11%	13%	22%	9%	3%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA SMID Cap Managed Volatility Fund–8

LVIP SSGA SMID Cap Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP SSGA SMID Cap Managed Volatility Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20 [1]	12/31/19	12/31/18
Net asset value, beginning of period	$ 14.127	$ 14.463	$ 13.000	$ 11.860	$ 13.270
Income (loss) from investment operations:
Net investment income[2]	0.066	0.058	0.075	0.079	0.100
Net realized and unrealized gain (loss)	(2.696)	2.213	1.622	1.587	(1.343)
Total from investment operations	(2.630)	2.271	1.697	1.666	(1.243)
Less dividends and distributions from:
Net investment income	(0.064)	(0.343)	(0.234)	(0.074)	(0.167)
Net realized gain	(0.539)	(2.264)	—	(0.452)	—
Return of capital	(0.027)	—	—	—	—
Total dividends and distributions	(0.630)	(2.607)	(0.234)	(0.526)	(0.167)
Net asset value, end of period	$ 10.867	$ 14.127	$ 14.463	$ 13.000	$ 11.860
Total return[3]	(18.57%)	15.95%	13.08%	14.28%	(9.36%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 582,900	$725,057	$676,118	$604,909	$469,803
Ratio of expenses to average net assets[4]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.55%	0.55%	0.55%	0.76%	1.22%
Ratio of net investment income to average net assets	0.54%	0.36%	0.63%	0.63%	0.73%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.49%	0.31%	0.57%	0.37%	0.01%
Portfolio turnover	11%	13%	22%	9%	3%

[1]	Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP SSGA SMID Cap Managed Volatility Fund–9

LVIP SSGA SMID Cap Managed Volatility Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP SSGA SMID Cap Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies, primarily the LVIP SSGA Small-Cap Index Fund and LVIP SSGA Mid-Cap Index Fund (collectively, the “Underlying Funds”). The Fund is advised by Lincoln Investment Advisors Corporation (“LIAC”). The LVIP SSGA Small-Cap Index Fund and LVIP SSGA Mid-Cap Index Fund, which are sub-advised by an unaffiliated sub-adviser, invest primarily in stocks that make up the SSGA Small-Cap Index and SSGA Mid-Cap Index, respectively, and money market instruments. In addition to mutual fund investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial Statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation – The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.23% of the Fund's
LVIP SSGA SMID Cap Managed Volatility Fund–10

LVIP SSGA SMID Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
LIAC has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.245% of the Fund’s average daily net assets for the Standard Class and 0.495% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2022, LIAC has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2023	2024	2025	Total
LIAC	$ 307,726	$ 283,234	$ 287,011	$ 877,971
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$45,200
Legal	8,047
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $12,257 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2022, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LIAC	$ 27,761
Management fees payable to LIAC	112,874
Distribution fees payable to LFD	125,403
Shareholder servicing fees payable to Lincoln Life	14,548
LVIP SSGA SMID Cap Managed Volatility Fund–11

LVIP SSGA SMID Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2022, were as follows:
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-93.50%@
Equity Funds-93.50%@
✧✧LVIP SSGA Mid-Cap Index Fund	$144,174,432	$ 24,850,370	$24,478,022	$ (564,524)	$ (32,886,415)	$111,095,841	9,740,123	$1,417,584	$12,968,974
✧✧LVIP SSGA Small-Cap Index Fund	551,163,028	97,369,335	43,544,582	(7,855,656)	(163,178,045)	433,954,080	15,873,659	4,556,264	50,642,194
Total	$695,337,460	$122,219,705	$68,022,604	$(8,420,180)	$(196,064,460)	$545,049,921		$5,973,848	$63,611,168

@ As a percentage of Net Assets as of December 31, 2022.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$122,219,705
Sales	66,740,339
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$577,603,113
Aggregate unrealized appreciation of investments and derivatives	$ 12,384,444
Aggregate unrealized depreciation of investments and derivatives	(9,534,241)
Net unrealized appreciation of investments and derivatives	$ 2,850,203
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
LVIP SSGA SMID Cap Managed Volatility Fund–12

LVIP SSGA SMID Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Companies	$545,049,921	$—	$—	$545,049,921
Unaffiliated Investment Company	35,403,397	—	—	35,403,397
Total Investments	$580,453,318	$—	$—	$580,453,318
Derivatives:
Assets:
Futures Contracts	$ 64,833	$—	$—	$ 64,833
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to return of capital distributions.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$21,486,012	$50,740,426
Long-term capital gains	9,730,370	65,397,181
Return of capital	1,405,484	—
Total	$32,621,866	$116,137,607
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$ (3,167,930)
Other temporary differences	(44,339,305)
Net unrealized appreciation	2,850,203
Distributable earnings/(accumulated loss)	$(44,657,032)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2022, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Total
$3,167,930	$3,167,930
LVIP SSGA SMID Cap Managed Volatility Fund–13

LVIP SSGA SMID Cap Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	1,534	239
Service Class	4,102,945	4,166,803
Shares reinvested:
Standard Class	338	900
Service Class	3,012,626	8,155,150
	7,117,443	12,323,092
Shares redeemed:
Standard Class	(2,105)	(4,021)
Service Class	(4,800,046)	(7,745,292)
	(4,802,151)	(7,749,313)
Net increase	2,315,292	4,573,779
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2022, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.
Fair values of derivative instruments as of December 31, 2022 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$64,833	Variation margin due to broker on futures contracts	$—

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022. Only current day variation margin is reported on the Statement of Assets and Liabilities.
LVIP SSGA SMID Cap Managed Volatility Fund–14

LVIP SSGA SMID Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$1,388,548	$217,198
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$5,171,608	$116,458,297
9. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP SSGA SMID Cap Managed Volatility Fund–15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP SSGA SMID Cap Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP SSGA SMID Cap Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP SSGA SMID Cap Managed Volatility Fund–16

LVIP SSGA SMID Cap Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management Agreement
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Schroders Investment Management North America Inc. (“SIMNA”) (collectively, with the investment management agreement “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), SIMNA and Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, SIMNA, Morningstar and Broadridge provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and SIMNA provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Underlying Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of the Fund and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board considered complex-wide information provided by Broadridge, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information by Broadridge. The Board also considered an impact analysis provided by LIAC of the overlay/cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC has delegated day-to-day portfolio management of the Fund’s Managed Volatility Sleeve to SIMNA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LIAC management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LIAC had appropriately reviewed and monitored SIMNA’s performance.
LVIP SSGA SMID Cap Managed Volatility Fund–17

LVIP SSGA SMID Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board reviewed performance of the LVIP SSGA SMID Cap Managed Volatility Fund. In its review, the Board considered the total return and standard deviation data provided by each of Broadridge comparing the performance of the Fund and Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar Small Blend funds category and the Russell 2000 Total Return USD Index. The Board also referred to the information provided by LIAC comparing the total return, standard deviation and Sharpe ratio of the Fund to a US Insurance Small Blend funds category and the benchmark index. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented a partial advisory fee waiver and expense limitation for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA has an affiliated investment adviser, SIMNA Ltd., as sub-subadviser in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LIAC management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LIAC compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LIAC and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits they would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP SSGA SMID Cap Managed Volatility Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP SSGA SMID Cap Managed Volatility Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP SSGA SMID Cap Managed Volatility Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP SSGA SMID Cap Managed Volatility Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP SSGA SMID Cap Managed Volatility Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP SSGA SMID Cap Managed Volatility Fund–23

LVIP T. Rowe Price Target Date Funds
LVIP T. Rowe Price 2020 Fund
LVIP T. Rowe Price 2030 Fund
LVIP T. Rowe Price 2040 Fund
LVIP T. Rowe Price 2050 Fund
LVIP T. Rowe Price 2060 Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP T. Rowe Price Target Date Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP T. Rowe Price Target Date Funds
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: T. Rowe Price Associates, Inc.
The LVIP T. Rowe Price 2020 Fund returned (15.18)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its composite benchmark, the S&P Target Date 2020 Index1, returned (12.81)%.
The LVIP T. Rowe Price 2030 Fund returned (16.87)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its composite benchmark, the S&P Target Date 2030 Index2, returned (13.96)%.
The LVIP T. Rowe Price 2040 Fund returned (17.74)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its composite benchmark, the S&P Target Date 2040 Index3, returned (15.56)%.
The LVIP T. Rowe Price 2050 Fund returned (17.95)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its composite benchmark, the S&P Target Date 2050 Index4, returned (15.97)%.
The LVIP T. Rowe Price 2060 Fund returned (17.87)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its composite benchmark, the S&P Target Date 2060 Index5, returned (16.01)%.
Major U.S. stock indexes fell sharply in 2022, the worst year for equities since the 2008 global financial crisis. Investors shunned riskier assets in response to Russia’s invasion of Ukraine, elevated inflation exacerbated by rising commodity prices and global supply chain disruptions, surging U.S. Treasury yields, and the Federal Reserve’s short-term interest rate increases starting in mid-March. Although many indexes finished the year above their lowest levels of 2022, the year ended with many investors concerned that ongoing Fed rate hikes would hurt corporate earnings and push the economy into a recession in 2023.
Developed European shares fell sharply as the region struggled with outsized effects from the war in Ukraine given its proximity and dependence on Russian oil and exports from Ukraine. Sanctions and other knock-on effects from the war in Ukraine led to record-high inflation and slowing growth driven in part by rising commodity prices, supply chain disruptions, and Russian sanctions. The UK also struggled with cratering economic growth and high inflation. In the fall, a new fiscal plan proposing large tax cuts, energy subsidies, and sizable borrowing triggered turmoil in UK financial markets, with historic swings in UK sovereign bond yields and the pound hitting a record low. The turbulence subsided only after the Bank of England said it would make temporary purchases of long-dated bonds “on whatever scale is necessary,” and resulted in Prime Minister Liz Truss resigning shortly thereafter.
Developed Asian markets also pulled back over the period. Despite having a much more dovish approach to monetary policy than the rest of the developed world, Japanese equities were still affected by concerns about the U.S. and Europe’s aggressive central bank rate hikes and a yen that weakened against the U.S. dollar to such an extreme that the Japanese government was forced to intervene in the currency market for the first time in 24 years. Overall, however, Japan’s economic data remained mostly stable throughout the year.
Emerging market stocks tumbled as the Russia-Ukraine conflict, rising interest rates in the developed world, a strengthening U.S. dollar, and concerns about the Chinese economy created an acute risk-off environment that drove a sell-off in emerging market equities. Emerging Europe was by far the worst performer—with the MSCI EM Europe Index falling over 70%—as Russia’s invasion of Ukraine profoundly affected the economic and geopolitical landscape of the region. Emerging Asian shares also performed poorly, mainly driven by volatility and heightened risk in China amid signs of a flagging economy and currency weakness, which fueled investor concerns about slowing growth. However, stocks rebounded off their lowest point at the end of the period as the government made efforts to support the beleaguered property sector and loosen pandemic-related restrictions.
Within the fixed income universe, domestic bond returns were negative, with investment-grade and high yield debt declining. The Federal Reserve aggressively increased short-term interest rates from near-zero levels starting in March in response to elevated inflation. The fed funds target rate range at the end of December was 4.25% to 4.50% versus 0.00% to 0.25% in March. U.S. Treasury yields rose sharply, and the Treasury yield curve inverted during the year as short- and intermediate-term yields rose above longer-term yields. High yield bonds, though they have less sensitivity to rising interest rates than higher-quality issues, fared poorly as credit spreads widened and investors were concerned about the potential for weaker corporate earnings and a recession in 2023. Bonds in developed non-U.S. markets also fared poorly in U.S. dollar terms, as interest rates in most developed countries increased amid elevated inflation, and losses to U.S. investors were exacerbated by a stronger U.S. dollar versus many other currencies. Emerging markets bonds declined as investors were risk averse and as central banks in many emerging countries raised interest rates to fight inflation and defend weakening currencies. Local currency bonds held up somewhat better than dollar-denominated emerging markets debt, as currencies in Brazil, Mexico, and Peru rose versus the greenback.
The glide path’s design, which holds less cash and more equity across most of the series relative to the benchmarks, detracted from relative results, particularly in the shorter-dated Funds where these allocations are most pronounced. Structural composition also had a negative impact on portfolio performance. Exposure to diversifying sectors like emerging markets bonds and long-term U.S. Treasuries within fixed income was a notable detractor, particularly among vintages closer to retirement which have a larger allocation to these sectors. A more modest exposure to U.S. mid-cap stocks relative to the Funds’ prospectus benchmarks was unfavorable during the period, as they held up better than large-cap stocks amid heightened volatility. A strategic allocation to real assets equities added value, as did the U.S. Treasury inflation-protected securities (TIPS) allocation within the shorter-dated portfolios. Tactical allocation decisions added value, largely from an underweight allocation to stocks and bonds and a

LVIP T. Rowe Price Target Date Funds–1

LVIP T. Rowe Price Target Date Funds
2022 Annual Report Commentary (unaudited) (continued)
corresponding overweight to cash and U.S. TIPS. Overall, security selection within the underlying strategies detracted, most notably within the allocation to U.S. large-cap growth equities.
Portfolio Managers:
T. Rowe Price Associates, Inc.:	Wyatt A.Lee
Kimberly E.Dedominicis
Andrew Jacobs Van  Merlen
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
LVIP T. Rowe Price 2020 Fund
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price 2020 Fund shares on December 31, 2012. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,786 for the Standard Class shares and to $15,396 for the Service Class shares. For comparison, look at how the S&P Target Date 2020 Index did over the same period. The same $10,000 investment would have increased to $17,088 for S&P Target Date 2020 Index. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 15.18%
Five Years	+ 3.53%
Ten Years	+ 4.67%
Service Class Shares
One Year	- 15.39%
Five Years	+ 3.27%
Ten Years	+ 4.41%

LVIP T. Rowe Price Target Date Funds–2

LVIP T. Rowe Price Target Date Funds
2022 Annual Report Commentary (unaudited) (continued)
LVIP T. Rowe Price 2030 Fund
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price 2030 Fund shares on December 31, 2012. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,673 for the Standard Class shares and to $16,263 for the Service Class shares. For comparison, look at how the S&P Target Date 2030 Index did over the same period. The same $10,000 investment would have increased to $19,380 for S&P Target Date 2030 Index. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 16.87%
Five Years	+ 4.20%
Ten Years	+ 5.25%
Service Class Shares
One Year	- 17.07%
Five Years	+ 3.94%
Ten Years	+ 4.98%
LVIP T. Rowe Price 2040 Fund
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price 2040 Fund shares on December 31, 2012. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,694 for the Standard Class shares and to $17,258 for the Service Class shares. For comparison, look at how the S&P Target Date 2040 Index did over the same period. The same $10,000 investment would have increased to $21,268 for S&P Target Date 2040 Index. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 17.74%
Five Years	+ 4.96%
Ten Years	+ 5.87%
Service Class Shares
One Year	- 17.95%
Five Years	+ 4.70%
Ten Years	+ 5.61%

LVIP T. Rowe Price Target Date Funds–3

LVIP T. Rowe Price Target Date Funds
2022 Annual Report Commentary (unaudited) (continued)
LVIP T. Rowe Price 2050 Fund
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price 2050 Fund shares on December 31, 2012. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,699 for the Standard Class shares and to $18,228 for the Service Class shares. For comparison, look at how the S&P Target Date 2050 Index did over the same period. The same $10,000 investment would have increased to $22,255 for S&P Target Date 2050 Index. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 17.95%
Five Years	+ 5.33%
Ten Years	+ 6.46%
Service Class Shares
One Year	- 18.15%
Five Years	+ 5.06%
Ten Years	+ 6.19%
LVIP T. Rowe Price 2060 Fund
Growth of $10,000 invested 5/1/20 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price 2060 Fund shares on 5/1/20 (commencement of operations). As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,069 for the Standard Class shares and to $12,982 for the Service Class shares. For comparison, look at how the S&P Target Date 2060 Index did over the same period. The same $10,000 investment would have increased to $12,954. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 17.87%
Inception (5/1/20)	+ 10.54%
Service Class Shares
One Year	- 18.07%
Inception (5/1/20)	+ 10.26%
1.The S&P Target Date 2020 Index is designed to track the performance of a diversified array of financial assets and the investment opportunity generally available in target date funds. The S&P Target Date 2020 Index comprises multi-asset class indices, each corresponding to a particular target retirement date. The asset allocation for each index in the series is determined once a year through survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.
2.The S&P Target Date 2030 Index is designed to track the performance of a diversified array of financial assets and the investment opportunity generally available in target date funds. The S&P Target Date 2030 Index comprises multi-asset class indices, each corresponding to a particular target retirement date.

LVIP T. Rowe Price Target Date Funds–4

LVIP T. Rowe Price Target Date Funds
2022 Annual Report Commentary (unaudited) (continued)
The asset allocation for each index in the series is determined once a year through survey of large fund management companies that offer target date products. Each index is fully investable
3.The S&P Target Date 2040 Index is designed to track the performance of a diversified array of financial assets and the investment opportunity generally available in target date funds. The S&P Target Date 2040 Index comprises multi-asset class indices, each corresponding to a particular target retirement date. The asset allocation for each index in the series is determined once a year through survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.
4.The S&P Target Date 2050 Index is designed to track the performance of a diversified array of financial assets and the investment opportunity generally available in target date funds. The S&P Target Date 2050 Index comprises multi-asset class indices, each corresponding to a particular target retirement date. The asset allocation for each index in the series is determined once a year through survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.
5.The S&P Target Date 2060 Index is designed to track the performance of a diversified array of financial assets and the investment opportunity generally available in target date funds. The S&P Target Date 2060 Index comprises multi-asset class indices, each corresponding to a particular target retirement date. The asset allocation for each index in the series is determined once a year through survey of large fund management companies that offer target date products. Each index is fully investable, with varying levels of exposure to equities, fixed income and commodities.
LVIP T. Rowe Price Target Date Funds–5

LVIP T. Rowe Price Target Date Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect expense reimbursements in effect.
LVIP T. Rowe Price 2020 Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,004.00	0.24%	$1.21
Service Class Shares	1,000.00	1,002.60	0.49%	2.47
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.00	0.24%	$1.22
Service Class Shares	1,000.00	1,022.70	0.49%	2.50
LVIP T. Rowe Price 2030 Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,011.20	0.25%	$1.27
Service Class Shares	1,000.00	1,010.00	0.50%	2.53
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.25%	$1.28
Service Class Shares	1,000.00	1,022.70	0.50%	2.55

LVIP T. Rowe Price Target Date Funds–6

LVIP T. Rowe Price Target Date Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
LVIP T. Rowe Price 2040 Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,021.90	0.26%	$1.33
Service Class Shares	1,000.00	1,020.60	0.51%	2.60
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.26%	$1.33
Service Class Shares	1,000.00	1,022.60	0.51%	2.60
LVIP T. Rowe Price 2050 Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,025.20	0.27%	$1.38
Service Class Shares	1,000.00	1,024.10	0.52%	2.65
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.80	0.27%	$1.38
Service Class Shares	1,000.00	1,022.60	0.52%	2.65
LVIP T. Rowe Price 2060 Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,025.70	0.27%	$1.38
Service Class Shares	1,000.00	1,024.50	0.52%	2.65
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.80	0.27%	$1.38
Service Class Shares	1,000.00	1,022.60	0.52%	2.65

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP T. Rowe Price Target Date Funds–7

LVIP T. Rowe Price Target Date Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
LVIP T. Rowe Price 2020 Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	48.45%
Investment Companies	48.45%
Equity Funds	21.11%
Fixed Income Fund	19.61%
International Equity Fund	7.73%
Unaffiliated Investments	53.03%
Investment Companies	53.03%
Equity Funds	17.56%
Fixed Income Funds	19.60%
International Equity Funds	5.98%
International Fixed Income Funds	7.16%
Money Market Fund	2.73%
Total Investments	101.48%
Liabilities Net of Receivables and Other Assets	(1.48%)
Total Net Assets	100.00%
LVIP T. Rowe Price 2030 Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	53.08%
Investment Companies	53.08%
Equity Funds	28.43%
Fixed Income Fund	14.01%
International Equity Fund	10.64%
Unaffiliated Investments	48.08%
Investment Companies	48.08%
Equity Funds	23.26%
Fixed Income Funds	8.92%
International Equity Funds	8.15%
International Fixed Income Funds	4.41%
Money Market Fund	3.34%
Total Investments	101.16%
Liabilities Net of Receivables and Other Assets	(1.16%)
Total Net Assets	100.00%
LVIP T. Rowe Price 2040 Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	54.46%
Investment Companies	54.46%
Equity Funds	36.97%
Fixed Income Fund	4.02%
International Equity Fund	13.47%
Unaffiliated Investments	46.29%
Investment Companies	46.29%
Equity Funds	29.51%
Fixed Income Funds	2.18%
International Equity Funds	10.28%
International Fixed Income Funds	1.05%
Money Market Fund	3.27%
Total Investments	100.75%
Liabilities Net of Receivables and Other Assets	(0.75%)
Total Net Assets	100.00%

LVIP T. Rowe Price Target Date Funds–8

LVIP T. Rowe Price Target Date Funds
Security Type/Sector Allocations (unaudited) (continued)
LVIP T. Rowe Price 2050 Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	54.64%
Investment Companies	54.64%
Equity Funds	39.86%
Fixed Income Fund	0.60%
International Equity Fund	14.18%
Unaffiliated Investments	46.04%
Investment Companies	46.04%
Equity Funds	31.91%
Fixed Income Funds	0.32%
International Equity Funds	10.83%
International Fixed Income Fund	0.09%
Money Market Fund	2.89%
Total Investments	100.68%
Liabilities Net of Receivables and Other Assets	(0.68%)
Total Net Assets	100.00%
LVIP T. Rowe Price 2060 Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	54.48%
Investment Companies	54.48%
Equity Funds	39.81%
Fixed Income Fund	0.57%
International Equity Fund	14.10%
Unaffiliated Investments	45.11%
Investment Companies	45.11%
Equity Funds	32.31%
Fixed Income Funds	0.24%
International Equity Funds	10.67%
International Fixed Income Fund	0.02%
Money Market Fund	1.87%
Total Investments	99.59%
Receivables and Other Assets Net of Liabilities	0.41%
Total Net Assets	100.00%
LVIP T. Rowe Price Target Date Funds–9

LVIP T. Rowe Price 2020 Fund
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–48.45%
INVESTMENT COMPANIES–48.45%
Equity Funds–21.11%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	159,374	$ 1,817,823
LVIP SSGA S&P 500 Index Fund	708,781	15,486,153
LVIP SSGA Small-Cap Index Fund	67,128	1,835,154
		19,139,130
Fixed Income Fund–19.61%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	1,818,881	17,774,101
		17,774,101
International Equity Fund–7.73%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	763,187	7,004,533
		7,004,533
Total Affiliated Investments (Cost $30,933,298)		43,917,764

UNAFFILIATED INVESTMENTS–53.03%
INVESTMENT COMPANIES–53.03%
Equity Funds–17.56%
**T. Rowe Price Emerging Markets Discovery Stock Fund	138,727	1,689,695
**T. Rowe Price Growth Stock Fund	64,868	4,003,658
**T. Rowe Price Mid-Cap Growth Fund	11,187	994,489
**T. Rowe Price Mid-Cap Value Fund	28,791	814,776
**T. Rowe Price New Horizons Fund	12,556	584,375
**T. Rowe Price Real Assets Fund	184,328	2,468,150
**T. Rowe Price Small-Cap Value Fund	16,519	789,611
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
**T. Rowe Price Value Fund	118,938	$ 4,568,420
		15,913,174
Fixed Income Funds–19.60%
**T. Rowe Price High Yield Fund	835,715	4,646,577
**T. Rowe Price Limited Duration Inflation Focused Bond Fund	2,169,394	10,087,680
**T. Rowe Price U.S. Treasury Long-Term Fund	380,664	3,033,892
		17,768,149
International Equity Funds–5.98%
**T. Rowe Price Emerging Markets Stock Fund	38,480	1,324,105
**T. Rowe Price International Stock Fund	119,782	1,972,802
**T. Rowe Price International Value Equity Fund	154,116	2,128,339
		5,425,246
International Fixed Income Funds–7.16%
**T. Rowe Price Emerging Markets Bond Fund	404,142	3,431,160
**T. Rowe Price International Bond Fund	386,438	3,056,726
		6,487,886
Money Market Fund–2.73%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	2,474,791	2,474,791
		2,474,791
Total Unaffiliated Investments (Cost $52,422,223)		48,069,246

TOTAL INVESTMENTS–101.48% (Cost $83,355,521)	91,987,010
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.48%)	(1,346,011)
NET ASSETS APPLICABLE TO 10,691,285 SHARES OUTSTANDING–100.00%	$90,640,999

✧✧ Standard Class shares.
** Institutional Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–10

LVIP T. Rowe Price 2030 Fund
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–53.08%
INVESTMENT COMPANIES–53.08%
Equity Funds–28.43%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	377,459	$ 4,305,298
LVIP SSGA S&P 500 Index Fund	1,652,448	36,104,324
LVIP SSGA Small-Cap Index Fund	152,330	4,164,404
		44,574,026
Fixed Income Fund–14.01%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	2,248,417	21,971,538
		21,971,538
International Equity Fund–10.64%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	1,818,584	16,690,961
		16,690,961
Total Affiliated Investments (Cost $55,804,453)		83,236,525

UNAFFILIATED INVESTMENTS–48.08%
INVESTMENT COMPANIES–48.08%
Equity Funds–23.26%
**T. Rowe Price Emerging Markets Discovery Stock Fund	297,028	3,617,801
**T. Rowe Price Growth Stock Fund	147,084	9,078,036
**T. Rowe Price Mid-Cap Growth Fund	25,622	2,277,759
**T. Rowe Price Mid-Cap Value Fund	70,278	1,988,877
**T. Rowe Price New Horizons Fund	29,233	1,360,491
**T. Rowe Price Real Assets Fund	426,120	5,705,742
**T. Rowe Price Small-Cap Value Fund	38,703	1,850,024
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
**T. Rowe Price Value Fund	275,813	$ 10,593,959
		36,472,689
Fixed Income Funds–8.92%
**T. Rowe Price High Yield Fund	852,375	4,739,205
**T. Rowe Price Limited Duration Inflation Focused Bond Fund	812,956	3,780,244
**T. Rowe Price U.S. Treasury Long-Term Fund	685,146	5,460,618
		13,980,067
International Equity Funds–8.15%
**T. Rowe Price Emerging Markets Stock Fund	92,737	3,191,078
**T. Rowe Price International Stock Fund	278,667	4,589,645
**T. Rowe Price International Value Equity Fund	361,559	4,993,135
		12,773,858
International Fixed Income Funds–4.41%
**T. Rowe Price Emerging Markets Bond Fund	358,687	3,045,252
**T. Rowe Price International Bond Fund	489,297	3,870,337
		6,915,589
Money Market Fund–3.34%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	5,244,131	5,244,131
		5,244,131
Total Unaffiliated Investments (Cost $82,934,080)		75,386,334

TOTAL INVESTMENTS–101.16% (Cost $138,738,533)	158,622,859
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.16%)	(1,812,074)
NET ASSETS APPLICABLE TO 15,682,966 SHARES OUTSTANDING–100.00%	$156,810,785

✧✧ Standard Class shares.
** Institutional Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–11

LVIP T. Rowe Price 2040 Fund
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–54.46%
INVESTMENT COMPANIES–54.46%
Equity Funds–36.97%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	383,108	$ 4,369,731
LVIP SSGA S&P 500 Index Fund	1,742,143	38,064,079
LVIP SSGA Small-Cap Index Fund	156,186	4,269,810
		46,703,620
Fixed Income Fund–4.02%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	519,152	5,073,153
		5,073,153
International Equity Fund–13.47%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	1,854,793	17,023,293
		17,023,293
Total Affiliated Investments (Cost $40,772,134)		68,800,066

UNAFFILIATED INVESTMENTS–46.29%
INVESTMENT COMPANIES–46.29%
Equity Funds–29.51%
**T. Rowe Price Emerging Markets Discovery Stock Fund	306,798	3,736,800
**T. Rowe Price Growth Stock Fund	153,875	9,497,139
**T. Rowe Price Mid-Cap Growth Fund	25,653	2,280,564
**T. Rowe Price Mid-Cap Value Fund	72,500	2,051,765
**T. Rowe Price New Horizons Fund	27,732	1,290,639
**T. Rowe Price Real Assets Fund	430,914	5,769,942
**T. Rowe Price Small-Cap Value Fund	39,359	1,881,338
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
**T. Rowe Price Value Fund	280,486	$ 10,773,479
		37,281,666
Fixed Income Funds–2.18%
**T. Rowe Price High Yield Fund	152,543	848,139
**T. Rowe Price Limited Duration Inflation Focused Bond Fund	2,623	12,196
**T. Rowe Price U.S. Treasury Long-Term Fund	237,227	1,890,701
		2,751,036
International Equity Funds–10.28%
**T. Rowe Price Emerging Markets Stock Fund	96,207	3,310,462
**T. Rowe Price International Stock Fund	283,476	4,668,850
**T. Rowe Price International Value Equity Fund	363,363	5,018,042
		12,997,354
International Fixed Income Funds–1.05%
**T. Rowe Price Emerging Markets Bond Fund	48,946	415,556
**T. Rowe Price International Bond Fund	115,222	911,403
		1,326,959
Money Market Fund–3.27%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	4,129,164	4,129,164
		4,129,164
Total Unaffiliated Investments (Cost $63,099,378)		58,486,179

TOTAL INVESTMENTS–100.75% (Cost $103,871,512)	127,286,245
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.75%)	(942,391)
NET ASSETS APPLICABLE TO 12,565,752 SHARES OUTSTANDING–100.00%	$126,343,854

✧✧ Standard Class shares.
** Institutional Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–12

LVIP T. Rowe Price 2050 Fund
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–54.64%
INVESTMENT COMPANIES–54.64%
Equity Funds–39.86%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	219,920	$ 2,508,412
LVIP SSGA S&P 500 Index Fund	1,006,251	21,985,580
LVIP SSGA Small-Cap Index Fund	89,861	2,456,610
		26,950,602
Fixed Income Fund–0.60%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	41,229	402,890
		402,890
International Equity Fund–14.18%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	1,044,773	9,588,927
		9,588,927
Total Affiliated Investments (Cost $27,189,575)		36,942,419

UNAFFILIATED INVESTMENTS–46.04%
INVESTMENT COMPANIES–46.04%
Equity Funds–31.91%
**T. Rowe Price Emerging Markets Discovery Stock Fund	181,214	2,207,183
**T. Rowe Price Growth Stock Fund	89,949	5,551,667
**T. Rowe Price Mid-Cap Growth Fund	14,979	1,331,626
**T. Rowe Price Mid-Cap Value Fund	41,584	1,176,825
**T. Rowe Price New Horizons Fund	15,600	726,049
**T. Rowe Price Real Assets Fund	246,313	3,298,127
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
**T. Rowe Price Small-Cap Value Fund	23,307	$ 1,114,056
**T. Rowe Price Value Fund	160,556	6,166,977
		21,572,510
Fixed Income Funds–0.32%
**T. Rowe Price Limited Duration Inflation Focused Bond Fund	2,235	10,391
**T. Rowe Price U.S. Treasury Long-Term Fund	25,551	203,646
		214,037
International Equity Funds–10.83%
**T. Rowe Price Emerging Markets Stock Fund	53,492	1,840,663
**T. Rowe Price International Stock Fund	162,978	2,684,243
**T. Rowe Price International Value Equity Fund	202,594	2,797,818
		7,322,724
International Fixed Income Fund–0.09%
**T. Rowe Price International Bond Fund	8,038	63,580
		63,580
Money Market Fund–2.89%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	1,957,008	1,957,008
		1,957,008
Total Unaffiliated Investments (Cost $32,959,104)		31,129,859

TOTAL INVESTMENTS–100.68% (Cost $60,148,679)	68,072,278
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.68%)	(461,217)
NET ASSETS APPLICABLE TO 6,308,715 SHARES OUTSTANDING–100.00%	$67,611,061

✧✧ Standard Class shares.
** Institutional Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–13

LVIP T. Rowe Price 2060 Fund
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–54.48%
INVESTMENT COMPANIES–54.48%
Equity Funds–39.81%
✧✧Lincoln Variable Insurance Products Trust-
LVIP SSGA Mid-Cap Index Fund	32,387	$ 369,402
LVIP SSGA S&P 500 Index Fund	147,844	3,230,239
LVIP SSGA Small-Cap Index Fund	13,867	379,099
		3,978,740
Fixed Income Fund–0.57%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Bond Index Fund	5,845	57,119
		57,119
International Equity Fund–14.10%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA International Index Fund	153,532	1,409,120
		1,409,120
Total Affiliated Investments (Cost $6,034,025)		5,444,979

UNAFFILIATED INVESTMENTS–45.11%
INVESTMENT COMPANIES–45.11%
Equity Funds–32.31%
**T. Rowe Price Emerging Markets Discovery Stock Fund	27,184	331,095
**T. Rowe Price Growth Stock Fund	14,009	864,655
**T. Rowe Price Mid-Cap Growth Fund	2,239	199,065
**T. Rowe Price Mid-Cap Value Fund	5,766	163,179
**T. Rowe Price New Horizons Fund	2,608	121,377
**T. Rowe Price Real Assets Fund	35,543	475,919
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Equity Funds (continued)
**T. Rowe Price Small-Cap Value Fund	3,313	$ 158,381
**T. Rowe Price Value Fund	23,830	915,298
		3,228,969
Fixed Income Funds–0.24%
**T. Rowe Price Limited Duration Inflation Focused Bond Fund	194	900
**T. Rowe Price U.S. Treasury Long-Term Fund	2,895	23,076
		23,976
International Equity Funds–10.67%
**T. Rowe Price Emerging Markets Stock Fund	7,952	273,635
**T. Rowe Price International Stock Fund	23,558	388,005
**T. Rowe Price International Value Equity Fund	29,292	404,515
		1,066,155
International Fixed Income Fund–0.02%
**T. Rowe Price International Bond Fund	285	2,257
		2,257
Money Market Fund–1.87%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	186,574	186,574
		186,574
Total Unaffiliated Investments (Cost $5,148,470)		4,507,931

TOTAL INVESTMENTS–99.59% (Cost $11,182,495)	9,952,910
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.41%	40,834
NET ASSETS APPLICABLE TO 859,447 SHARES OUTSTANDING–100.00%	$9,993,744

✧✧ Standard Class shares.
** Institutional Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–14

LVIP T. Rowe Price Target Date Funds
Statements of Assets and Liabilities
December 31, 2022
	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
ASSETS:
Unaffiliated investments, at value	$48,069,246	$ 75,386,334	$ 58,486,179	$31,129,859	$ 4,507,931
Affiliated investments, at value	43,917,764	83,236,525	68,800,066	36,942,419	5,444,979
Dividends and interest receivable	61,341	77,747	26,767	7,520	1,052
Expense reimbursement receivable from Lincoln Investment Advisors Corporation	5,918	4,630	3,907	4,412	5,977
Receivable for fund shares sold	5,516	20,696	23,361	22,359	18,856
Prepaid expenses	389	655	525	278	34
Receivable for securities sold	—	—	—	—	60,000
TOTAL ASSETS	92,060,174	158,726,587	127,340,805	68,106,847	10,038,829
LIABILITIES:
Payable for fund shares redeemed	1,301,997	1,775,993	912,968	439,986	5,118
Payable for securities purchased	58,497	65,047	14,065	707	73
Other accrued expenses payable	38,018	38,323	38,148	10,372	10,143
Due to manager and affiliates	20,663	36,439	31,770	17,286	2,316
Payable for audit fee	—	—	—	27,435	27,435
TOTAL LIABILITIES	1,419,175	1,915,802	996,951	495,786	45,085
TOTAL NET ASSETS	$90,640,999	$156,810,785	$126,343,854	$67,611,061	$ 9,993,744
Unaffiliated investments, at cost	$52,422,223	$ 82,934,080	$ 63,099,378	$32,959,104	$ 5,148,470
Affiliated investments, at cost	30,933,298	55,804,453	40,772,134	27,189,575	6,034,025
Standard Class:
Net Assets	$75,625,990	$126,829,577	$ 90,926,612	$47,789,340	$ 9,150,392
Shares Outstanding	8,919,055	12,682,368	9,032,587	4,452,527	786,791
Net Asset Value Per Share	$ 8.479	$ 10.000	$ 10.067	$ 10.733	$ 11.630
Service Class:
Net Assets	$15,015,009	$ 29,981,208	$ 35,417,242	$19,821,721	$ 843,352
Shares Outstanding	1,772,230	3,000,598	3,533,165	1,856,188	72,656
Net Asset Value Per Share	$ 8.472	$ 9.992	$ 10.024	$ 10.679	$ 11.608
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$89,248,457	$142,043,500	$108,763,952	$60,341,950	$11,277,642
Distributable earnings/(accumulated loss)	1,392,542	14,767,285	17,579,902	7,269,111	(1,283,898)
TOTAL NET ASSETS	$90,640,999	$156,810,785	$126,343,854	$67,611,061	$ 9,993,744
See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Target Date Funds
Statements of Operations
Year Ended December 31, 2022
	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 1,637,542	$ 1,599,703	$ 857,672	$ 427,351	$ 52,357
Dividends from affiliated investments	1,002,269	1,890,783	1,564,541	843,836	115,727
	2,639,811	3,490,486	2,422,213	1,271,187	168,084
EXPENSES:
Management fees	192,701	320,865	256,091	134,866	13,707
Accounting and administration expenses	52,241	57,993	55,049	49,551	44,068
Distribution fees-Service Class	41,866	80,783	92,353	51,444	1,451
Professional fees	29,808	31,245	30,541	29,208	27,877
Shareholder servicing fees	29,412	48,974	39,088	20,585	2,092
Reports and statements to shareholders	3,485	4,516	4,479	3,798	2,438
Trustees’ fees and expenses	3,402	5,617	4,472	2,340	219
Consulting fees	2,716	2,772	2,751	2,707	2,665
Custodian fees	1,454	1,368	1,231	997	1,077
Pricing fees	891	891	882	747	776
Other	3,198	4,494	3,475	2,962	2,402
	361,174	559,518	490,412	299,205	98,772
Less:
Expenses reimbursed	(75,896)	(56,544)	(47,619)	(56,109)	(77,843)
Total operating expenses	285,278	502,974	442,793	243,096	20,929
NET INVESTMENT INCOME	2,354,533	2,987,512	1,979,420	1,028,091	147,155
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	924,732	1,463,198	(299,551)	(119,409)	(90,509)
Sale of unaffiliated investments	(245,078)	(450,414)	(594,373)	(445,214)	(61,234)
Distributions from affiliated investment companies	1,912,775	4,438,074	4,579,606	2,570,511	310,601
Distributions from unaffiliated investment companies	997,925	1,961,735	1,746,562	970,242	140,991
Net realized gain	3,590,354	7,412,593	5,432,244	2,976,130	299,849
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(13,008,170)	(23,843,427)	(19,400,603)	(10,469,547)	(910,507)
Unaffiliated investments	(10,735,461)	(19,686,389)	(16,040,496)	(8,262,788)	(720,376)
Net change in unrealized appreciation (depreciation)	(23,743,631)	(43,529,816)	(35,441,099)	(18,732,335)	(1,630,883)
NET REALIZED AND UNREALIZED LOSS	(20,153,277)	(36,117,223)	(30,008,855)	(15,756,205)	(1,331,034)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(17,798,744)	$(33,129,711)	$(28,029,435)	$(14,728,114)	$(1,183,879)
See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Target Date Funds
Statements of Changes in Net Assets
	LVIP T. Rowe Price 2020 Fund		LVIP T. Rowe Price 2030 Fund		LVIP T. Rowe Price 2040 Fund
	Year Ended		Year Ended		Year Ended
	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 2,354,533	$ 2,043,495	$ 2,987,512	$ 2,431,378	$ 1,979,420	$ 1,522,891
Net realized gain	3,590,354	10,305,378	7,412,593	11,976,830	5,432,244	8,027,415
Net change in unrealized appreciation (depreciation)	(23,743,631)	(330,331)	(43,529,816)	9,662,960	(35,441,099)	13,314,081
Net increase (decrease) in net assets resulting from operations	(17,798,744)	12,018,542	(33,129,711)	24,071,168	(28,029,435)	22,864,387
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(9,661,352)	(5,375,008)	(10,842,968)	(5,456,341)	(5,751,740)	(4,236,827)
Service Class	(1,859,586)	(1,003,202)	(2,464,823)	(1,200,478)	(2,081,022)	(1,503,181)
	(11,520,938)	(6,378,210)	(13,307,791)	(6,656,819)	(7,832,762)	(5,740,008)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	16,418,087	13,683,698	42,922,640	32,019,322	15,608,286	15,788,531
Service Class	666,391	2,068,958	2,404,201	2,797,742	2,680,086	2,205,543
Reinvestment of dividends and distributions:
Standard Class	9,661,352	5,375,008	10,842,968	5,456,341	5,751,740	4,236,827
Service Class	1,859,586	1,003,202	2,464,823	1,200,478	2,081,022	1,503,181
	28,605,416	22,130,866	58,634,632	41,473,883	26,121,134	23,734,082
Cost of shares redeemed:
Standard Class	(26,540,693)	(27,386,461)	(48,047,517)	(37,973,880)	(17,889,041)	(20,917,590)
Service Class	(2,817,077)	(5,115,479)	(3,464,959)	(3,951,172)	(2,341,539)	(3,023,991)
	(29,357,770)	(32,501,940)	(51,512,476)	(41,925,052)	(20,230,580)	(23,941,581)
Increase (decrease) in net assets derived from capital share transactions	(752,354)	(10,371,074)	7,122,156	(451,169)	5,890,554	(207,499)
NET INCREASE (DECREASE) IN NET ASSETS	(30,072,036)	(4,730,742)	(39,315,346)	16,963,180	(29,971,643)	16,916,880
NET ASSETS:
Beginning of year	120,713,035	125,443,777	196,126,131	179,162,951	156,315,497	139,398,617
End of year	$ 90,640,999	$120,713,035	$156,810,785	$196,126,131	$126,343,854	$156,315,497
See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price Target Date Funds
Statements of Changes in Net Assets (continued)
	LVIP T. Rowe Price 2050 Fund		LVIP T. Rowe Price 2060 Fund
	Year Ended		Year Ended
	12/31/22	12/31/21	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 1,028,091	$ 744,125	$ 147,155	$ 53,486
Net realized gain	2,976,130	4,036,334	299,849	174,393
Net change in unrealized appreciation (depreciation)	(18,732,335)	7,724,166	(1,630,883)	190,702
Net increase (decrease) in net assets resulting from operations	(14,728,114)	12,504,625	(1,183,879)	418,581
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(2,783,765)	(2,198,923)	(512,703)	(168,121)
Service Class	(1,087,497)	(860,515)	(44,840)	(15,489)
	(3,871,262)	(3,059,438)	(557,543)	(183,610)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	12,392,069	10,605,801	6,428,155	4,810,591
Service Class	1,542,322	1,634,215	481,089	214,972
Reinvestment of dividends and distributions:
Standard Class	2,783,765	2,198,923	512,703	168,121
Service Class	1,087,497	860,515	44,840	15,489
	17,805,653	15,299,454	7,466,787	5,209,173
Cost of shares redeemed:
Standard Class	(12,021,324)	(11,410,632)	(1,322,446)	(912,908)
Service Class	(1,250,597)	(1,665,086)	(8,719)	(79,672)
	(13,271,921)	(13,075,718)	(1,331,165)	(992,580)
Increase (decrease) in net assets derived from capital share transactions	4,533,732	2,223,736	6,135,622	4,216,593
NET INCREASE (DECREASE) IN NET ASSETS	(14,065,644)	11,668,923	4,394,200	4,451,564
NET ASSETS:
Beginning of year	81,676,705	70,007,782	5,599,544	1,147,980
End of year	$ 67,611,061	$ 81,676,705	$ 9,993,744	$5,599,544
See accompanying notes, which are an integral part of the financial statements.

LVIP T. Rowe Price 2020 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2020 Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18 [1]
Net asset value, beginning of period	$ 11.391	$ 10.897	$ 10.050	$ 10.458	$ 11.910
Income (loss) from investment operations:
Net investment income[2]	0.232	0.195	0.146	0.210	0.202
Net realized and unrealized gain (loss)	(1.987)	0.917	1.165	1.681	(0.826)
Total from investment operations	(1.755)	1.112	1.311	1.891	(0.624)
Less dividends and distributions from:
Net investment income	(0.275)	(0.339)	(0.246)	(0.293)	(0.218)
Net realized gain	(0.882)	(0.279)	(0.218)	(2.006)	(0.610)
Total dividends and distributions	(1.157)	(0.618)	(0.464)	(2.299)	(0.828)
Net asset value, end of period	$ 8.479	$ 11.391	$ 10.897	$ 10.050	$ 10.458
Total return[3]	(15.18%)	10.23%	13.27%	18.93%	(5.58%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 75,626	$100,543	$104,187	$ 99,074	$ 90,847
Ratio of expenses to average net assets[4]	0.24%	0.24%	0.24%	0.24%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.31%	0.30%	0.31%	0.32%	0.36%
Ratio of net investment income to average net assets	2.36%	1.69%	1.46%	1.92%	1.72%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.29%	1.63%	1.39%	1.84%	1.61%
Portfolio turnover	15%	8%	24%	16%	71%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–19

LVIP T. Rowe Price 2020 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2020 Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18 [1]
Net asset value, beginning of period	$ 11.382	$ 10.889	$ 10.045	$ 10.456	$ 11.906
Income (loss) from investment operations:
Net investment income[2]	0.208	0.166	0.121	0.182	0.172
Net realized and unrealized gain (loss)	(1.985)	0.916	1.162	1.680	(0.824)
Total from investment operations	(1.777)	1.082	1.283	1.862	(0.652)
Less dividends and distributions from:
Net investment income	(0.251)	(0.310)	(0.221)	(0.267)	(0.188)
Net realized gain	(0.882)	(0.279)	(0.218)	(2.006)	(0.610)
Total dividends and distributions	(1.133)	(0.589)	(0.439)	(2.273)	(0.798)
Net asset value, end of period	$ 8.472	$ 11.382	$ 10.889	$ 10.045	$ 10.456
Total return[3]	(15.39%)	9.95%	12.99%	18.64%	(5.82%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 15,015	$20,170	$ 21,256	$ 20,393	$ 20,132
Ratio of expenses to average net assets[4]	0.49%	0.49%	0.49%	0.49%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.56%	0.55%	0.56%	0.57%	0.61%
Ratio of net investment income to average net assets	2.11%	1.44%	1.21%	1.67%	1.47%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.04%	1.38%	1.14%	1.59%	1.36%
Portfolio turnover	15%	8%	24%	16%	71%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–20

LVIP T. Rowe Price 2030 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2030 Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18 [1]
Net asset value, beginning of period	$ 13.145	$ 11.978	$ 10.788	$ 10.447	$ 11.841
Income (loss) from investment operations:
Net investment income[2]	0.204	0.170	0.145	0.200	0.189
Net realized and unrealized gain (loss)	(2.447)	1.457	1.477	2.026	(1.062)
Total from investment operations	(2.243)	1.627	1.622	2.226	(0.873)
Less dividends and distributions from:
Net investment income	(0.240)	(0.299)	(0.241)	(0.263)	(0.204)
Net realized gain	(0.662)	(0.161)	(0.191)	(1.622)	(0.317)
Total dividends and distributions	(0.902)	(0.460)	(0.432)	(1.885)	(0.521)
Net asset value, end of period	$ 10.000	$ 13.145	$ 11.978	$ 10.788	$ 10.447
Total return[3]	(16.87%)	13.60%	15.25%	22.15%	(7.59%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 126,830	$158,690	$145,103	$133,104	$112,819
Ratio of expenses to average net assets[4]	0.25%	0.25%	0.25%	0.25%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.28%	0.27%	0.29%	0.30%	0.35%
Ratio of net investment income to average net assets	1.82%	1.32%	1.36%	1.78%	1.63%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.79%	1.30%	1.32%	1.73%	1.53%
Portfolio turnover	14%	13%	22%	12%	67%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–21

LVIP T. Rowe Price 2030 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2030 Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18 [1]
Net asset value, beginning of period	$ 13.133	$ 11.969	$ 10.783	$ 10.447	$ 11.838
Income (loss) from investment operations:
Net investment income[2]	0.176	0.138	0.119	0.172	0.160
Net realized and unrealized gain (loss)	(2.443)	1.454	1.472	2.023	(1.059)
Total from investment operations	(2.267)	1.592	1.591	2.195	(0.899)
Less dividends and distributions from:
Net investment income	(0.212)	(0.267)	(0.214)	(0.237)	(0.175)
Net realized gain	(0.662)	(0.161)	(0.191)	(1.622)	(0.317)
Total dividends and distributions	(0.874)	(0.428)	(0.405)	(1.859)	(0.492)
Net asset value, end of period	$ 9.992	$ 13.133	$ 11.969	$ 10.783	$ 10.447
Total return[3]	(17.07%)	13.31%	14.97%	21.84%	(7.82%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 29,981	$ 37,437	$ 34,060	$ 30,392	$ 26,121
Ratio of expenses to average net assets[4]	0.50%	0.50%	0.50%	0.50%	0.50%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.53%	0.52%	0.54%	0.55%	0.60%
Ratio of net investment income to average net assets	1.57%	1.07%	1.11%	1.53%	1.38%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.54%	1.05%	1.07%	1.48%	1.28%
Portfolio turnover	14%	13%	22%	12%	67%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–22

LVIP T. Rowe Price 2040 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2040 Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18 [1]
Net asset value, beginning of period	$ 13.056	$ 11.595	$ 10.290	$ 9.851	$ 11.399
Income (loss) from investment operations:
Net investment income[2]	0.171	0.139	0.124	0.176	0.167
Net realized and unrealized gain (loss)	(2.510)	1.822	1.562	2.131	(1.122)
Total from investment operations	(2.339)	1.961	1.686	2.307	(0.955)
Less dividends and distributions from:
Net investment income	(0.194)	(0.337)	(0.217)	(0.227)	(0.179)
Net realized gain	(0.456)	(0.163)	(0.164)	(1.641)	(0.414)
Total dividends and distributions	(0.650)	(0.500)	(0.381)	(1.868)	(0.593)
Net asset value, end of period	$ 10.067	$ 13.056	$ 11.595	$ 10.290	$ 9.851
Total return[3]	(17.74%)	16.93%	16.62%	24.44%	(8.72%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 90,927	$113,550	$102,012	$ 92,296	$ 76,482
Ratio of expenses to average net assets[4]	0.26%	0.26%	0.26%	0.26%	0.26%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.30%	0.28%	0.31%	0.32%	0.37%
Ratio of net investment income to average net assets	1.54%	1.09%	1.22%	1.65%	1.50%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.50%	1.07%	1.17%	1.59%	1.39%
Portfolio turnover	10%	13%	14%	10%	65%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–23

LVIP T. Rowe Price 2040 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2040 Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18 [1]
Net asset value, beginning of period	$ 13.004	$ 11.552	$ 10.256	$ 9.828	$ 11.372
Income (loss) from investment operations:
Net investment income[2]	0.142	0.107	0.098	0.149	0.139
Net realized and unrealized gain (loss)	(2.499)	1.813	1.553	2.123	(1.117)
Total from investment operations	(2.357)	1.920	1.651	2.272	(0.978)
Less dividends and distributions from:
Net investment income	(0.167)	(0.305)	(0.191)	(0.203)	(0.152)
Net realized gain	(0.456)	(0.163)	(0.164)	(1.641)	(0.414)
Total dividends and distributions	(0.623)	(0.468)	(0.355)	(1.844)	(0.566)
Net asset value, end of period	$ 10.024	$ 13.004	$ 11.552	$ 10.256	$ 9.828
Total return[3]	(17.95%)	16.64%	16.34%	24.13%	(8.95%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 35,417	$ 42,766	$ 37,387	$ 31,866	$ 25,678
Ratio of expenses to average net assets[4]	0.51%	0.51%	0.51%	0.51%	0.51%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.55%	0.53%	0.56%	0.57%	0.62%
Ratio of net investment income to average net assets	1.29%	0.84%	0.97%	1.40%	1.25%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.25%	0.82%	0.92%	1.34%	1.14%
Portfolio turnover	10%	13%	14%	10%	65%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–24

LVIP T. Rowe Price 2050 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2050 Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18 [1]
Net asset value, beginning of period	$ 13.894	$ 12.238	$ 10.838	$ 9.705	$ 10.912
Income (loss) from investment operations:
Net investment income[2]	0.179	0.140	0.129	0.179	0.168
Net realized and unrealized gain (loss)	(2.697)	2.061	1.674	2.196	(1.093)
Total from investment operations	(2.518)	2.201	1.803	2.375	(0.925)
Less dividends and distributions from:
Net investment income	(0.201)	(0.361)	(0.223)	(0.218)	(0.186)
Net realized gain	(0.442)	(0.184)	(0.180)	(1.024)	(0.096)
Total dividends and distributions	(0.643)	(0.545)	(0.403)	(1.242)	(0.282)
Net asset value, end of period	$ 10.733	$ 13.894	$ 12.238	$ 10.838	$ 9.705
Total return[3]	(17.95%)	18.01%	16.89%	25.15%	(8.47%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 47,789	$ 57,815	$ 49,732	$ 42,023	$ 31,731
Ratio of expenses to average net assets[4]	0.27%	0.27%	0.27%	0.27%	0.27%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.35%	0.33%	0.38%	0.40%	0.46%
Ratio of net investment income to average net assets	1.52%	1.03%	1.21%	1.66%	1.54%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.44%	0.97%	1.10%	1.53%	1.35%
Portfolio turnover	11%	12%	19%	6%	62%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–25

LVIP T. Rowe Price 2050 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2050 Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18 [1]
Net asset value, beginning of period	$ 13.827	$ 12.184	$ 10.796	$ 9.681	$ 10.884
Income (loss) from investment operations:
Net investment income[2]	0.149	0.105	0.102	0.152	0.140
Net realized and unrealized gain (loss)	(2.682)	2.049	1.663	2.181	(1.086)
Total from investment operations	(2.533)	2.154	1.765	2.333	(0.946)
Less dividends and distributions from:
Net investment income	(0.173)	(0.327)	(0.197)	(0.194)	(0.161)
Net realized gain	(0.442)	(0.184)	(0.180)	(1.024)	(0.096)
Total dividends and distributions	(0.615)	(0.511)	(0.377)	(1.218)	(0.257)
Net asset value, end of period	$ 10.679	$ 13.827	$ 12.184	$ 10.796	$ 9.681
Total return[3]	(18.15%)	17.70%	16.61%	24.77%	(8.70%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 19,822	$ 23,862	$ 20,276	$ 16,671	$ 11,952
Ratio of expenses to average net assets[4]	0.52%	0.52%	0.52%	0.52%	0.52%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.60%	0.58%	0.63%	0.65%	0.71%
Ratio of net investment income to average net assets	1.27%	0.78%	0.96%	1.41%	1.29%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.19%	0.72%	0.85%	1.28%	1.10%
Portfolio turnover	11%	12%	19%	6%	62%

[1]	Effective February 1, 2018, T. Rowe Price Associates, Inc. began sub-advising the Fund and the Fund's managed risk strategy was removed.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–26

LVIP T. Rowe Price 2060 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2060 Fund Standard Class
	Year Ended		5/1/20 [1] to 12/31/20
	12/31/22	12/31/21
Net asset value, beginning of period	$ 15.026	$ 13.123	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.261	0.267	0.190
Net realized and unrealized gain (loss)	(2.958)	2.186	3.215
Total from investment operations	(2.697)	2.453	3.405
Less dividends and distributions from:
Net investment income	(0.229)	(0.338)	(0.236)
Net realized gain	(0.470)	(0.212)	(0.046)
Total dividends and distributions	(0.699)	(0.550)	(0.282)
Net asset value, end of period	$ 11.630	$ 15.026	$ 13.123
Total return[3]	(17.87%)	18.69%	34.06%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 9,150	$ 5,127	$ 871
Ratio of expenses to average net assets[4]	0.27%	0.27%	0.27%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.35%	2.81%	12.80%
Ratio of net investment income (loss) to average net assets	2.06%	1.80%	2.42%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.98%	(0.74%)	(10.11%)
Portfolio turnover	13%	25%	22%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–27

LVIP T. Rowe Price 2060 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price 2060 Fund Service Class
	Year Ended		5/1/20 [1] to 12/31/20
	12/31/22	12/31/21
Net asset value, beginning of period	$ 15.010	$ 13.116	$ 10.000
Income (loss) from investment operations:
Net investment income[2]	0.230	0.227	0.169
Net realized and unrealized gain (loss)	(2.954)	2.186	3.213
Total from investment operations	(2.724)	2.413	3.382
Less dividends and distributions from:
Net investment income	(0.208)	(0.307)	(0.220)
Net realized gain	(0.470)	(0.212)	(0.046)
Total dividends and distributions	(0.678)	(0.519)	(0.266)
Net asset value, end of period	$ 11.608	$ 15.010	$ 13.116
Total return[3]	(18.07%)	18.39%	33.83%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 843	$ 473	$ 277
Ratio of expenses to average net assets[4]	0.52%	0.52%	0.52%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	1.60%	3.06%	13.05%
Ratio of net investment income (loss) to average net assets	1.81%	1.55%	2.17%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.73%	(0.99%)	(10.36%)
Portfolio turnover	13%	25%	22%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Target Date Funds–28

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the  LVIP T. Rowe Price 2020 Fund, LVIP T. Rowe Price 2030 Fund, LVIP T. Rowe Price 2040 Fund, LVIP T. Rowe Price 2050 Fund and LVIP T. Rowe Price 2060 Fund (each, a Fund, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment companies, the Funds may invest in individual securities, such as money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Funds are T. Rowe Price target date funds which are designed for investors planning to retire close to the year indicated in the name of the Fund.
Each Fund’s investment objective is to seek the highest total return over time consistent with an emphasis on both capital growth and income.
1. Significant Accounting Policies
Each Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation – The Funds value Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021)*, and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2022, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
* May 1, 2020, date of commencement of operations for T.Rowe Price 2060 Fund.
LVIP T. Rowe Price Target Date Funds–29

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of each Fund's investment portfolio, including monitoring of each Fund's investment sub-adviser, and providing certain administrative services to each Fund.   For its services, LIAC receives a management fee at an annual rate of 0.19% of each Fund's average daily net assets.   The management fee is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
LIAC has contractually agreed to reimburse each Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Funds fees and expenses) exceed the following percentages of average daily net assets for each Fund. The reimbursement is accrued daily and received monthly.
	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
Standard Class	0.24%	0.25%	0.26%	0.27%	0.27%
Service Class	0.49%	0.50%	0.51%	0.52%	0.52%
LIAC retains the right to receive reimbursements of excess amounts waived or paid by LIAC under the expense limitation agreement. Each Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that each Fund is able to effect such payments to LIAC and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2022, LIAC has not recouped any previously reimbursed expenses of the Funds.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
			Expiration Date
	2023	2024	2025	Total
LVIP T. Rowe Price 2020 Fund	$81,330	$68,308	$75,896	$ 225,534
LVIP T. Rowe Price 2030 Fund	$65,019	$43,934	$56,544	$ 165,497
LVIP T. Rowe Price 2040 Fund	$59,745	$36,937	$47,619	$ 144,301
LVIP T. Rowe Price 2050 Fund	$66,070	$49,806	$56,108	$ 171,984
LVIP T. Rowe Price 2060 Fund	$69,558	$76,917	$77,843	$ 224,318
T. Rowe Price Associates, Inc. is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Funds, pays T. Rowe Price Associates, Inc. a fee based on each Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
Administrative	$7,297	$12,103	$9,645	$5,056	$488
Legal	1,302	2,148	1,719	903	87
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
LVIP T. Rowe Price Target Date Funds–30

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2022, these fees were as follows:
	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
Printing and mailing	$282	$762	$1,003	$845	$—
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2022, each Fund had receivables due from and liabilities payable to affiliates as follows:
	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
Expense reimbursement receivable due from LIAC	$ 5,918	$ 4,630	$ 3,907	$ 4,412	$5,977
Management fees payable to LIAC	15,111	26,016	20,958	11,289	1,592
Distribution fees payable to LFD	3,246	6,452	7,613	4,274	178
Printing and mailing fees payable to Lincoln Life	—	—	—	—	303
Shareholder servicing fees payable to Lincoln Life	2,306	3,971	3,199	1,723	243
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
LVIP T. Rowe Price Target Date Funds–31

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2022, were as follows:
LVIP T. Rowe Price 2020 Fund
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-48.45%@
Equity Funds-21.11%@
✧✧LVIP SSGA Mid-Cap Index Fund	$ 2,520,676	$ 232,344	$ 403,884	$ 86,759	$ (618,072)	$ 1,817,823	159,374	$ 23,260	$ 205,200
✧✧LVIP SSGA S&P 500 Index Fund	20,366,108	4,996,981	4,707,660	1,196,716	(6,365,992)	15,486,153	708,781	228,770	1,490,551
✧✧LVIP SSGA Small-Cap Index Fund	2,255,866	340,781	54,434	(9,710)	(697,349)	1,835,154	67,128	19,322	217,024
Fixed Income Funds-19.61%@
×,**T. Rowe Price Limited Duration Inflation Focused Bond Fund	13,857,026	749,360	3,205,000	(31,844)	(639,307)	—	—	—	—
✧✧LVIP SSGA Bond Index Fund	24,557,988	605,563	3,900,000	(541,719)	(2,947,731)	17,774,101	1,818,881	405,564	—
International Equity Fund-7.73%@
✧✧LVIP SSGA International Index Fund	9,154,370	1,575,353	2,210,000	224,530	(1,739,719)	7,004,533	763,187	325,353	—
Total	$72,712,034	$8,500,382	$14,480,978	$ 924,732	$(13,008,170)	$43,917,764		$1,002,269	$1,912,775

@ As a percentage of Net Assets as of December 31, 2022.
✧✧ Standard Class shares.
× Issuer is no longer an affiliate of the Fund at December 31, 2022.
** Institutional Class shares.
LVIP T. Rowe Price 2030 Fund
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-53.08%@
Equity Funds-28.43%@
✧✧LVIP SSGA Mid-Cap Index Fund	$ 5,435,201	$ 543,847	$ 409,198	$ (15,182)	$ (1,249,370)	$ 4,305,298	377,459	$ 55,088	$ 479,560
✧✧LVIP SSGA S&P 500 Index Fund	45,995,717	8,661,811	6,541,087	1,918,373	(13,930,490)	36,104,324	1,652,448	532,238	3,478,486
✧✧LVIP SSGA Small-Cap Index Fund	4,997,954	733,938	10,062	10,062	(1,567,488)	4,164,404	152,330	43,848	480,028
Fixed Income Fund-14.01%@
✧✧LVIP SSGA Bond Index Fund	26,349,512	2,764,804	3,120,000	(491,342)	(3,531,436)	21,971,538	2,248,417	499,804	—
International Equity Fund-10.64%@
✧✧LVIP SSGA International Index Fund	20,229,514	2,359,804	2,375,001	41,287	(3,564,643)	16,690,961	1,818,584	759,805	—
Total	$103,007,898	$15,064,204	$12,455,348	$1,463,198	$(23,843,427)	$83,236,525		$1,890,783	$4,438,074

@ As a percentage of Net Assets as of December 31, 2022.
✧✧ Standard Class shares.
LVIP T. Rowe Price Target Date Funds–32

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP T. Rowe Price 2040 Fund
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-54.46%@
Equity Funds-36.97%@
✧✧LVIP SSGA Mid-Cap Index Fund	$ 5,532,479	$ 574,553	$ 459,337	$ (19,967)	$ (1,257,997)	$ 4,369,731	383,108	$ 55,913	$ 509,304
✧✧LVIP SSGA S&P 500 Index Fund	45,989,076	5,852,073	1,393,279	(8,576)	(12,375,215)	38,064,079	1,742,143	560,669	3,578,124
✧✧LVIP SSGA Small-Cap Index Fund	5,260,956	647,453	10,317	10,317	(1,638,599)	4,269,810	156,186	44,957	492,178
Fixed Income Fund-4.02%@
✧✧LVIP SSGA Bond Index Fund	6,260,747	315,381	575,000	(21,791)	(906,184)	5,073,153	519,152	115,382	—
International Equity Fund-13.47%@
✧✧LVIP SSGA International Index Fund	19,917,815	2,487,620	1,900,000	(259,534)	(3,222,608)	17,023,293	1,854,793	787,620	—
Total	$82,961,073	$9,877,080	$4,337,933	$(299,551)	$(19,400,603)	$68,800,066		$1,564,541	$4,579,606

@ As a percentage of Net Assets as of December 31, 2022.
✧✧ Standard Class shares.
LVIP T. Rowe Price 2050 Fund
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-54.64%@
Equity Funds-39.86%@
✧✧LVIP SSGA Mid-Cap Index Fund	$ 3,022,535	$ 341,863	$ 155,359	$ 16,238	$ (716,865)	$ 2,508,412	219,920	$ 32,096	$ 279,408
✧✧LVIP SSGA S&P 500 Index Fund	25,299,573	4,682,251	1,074,984	25,648	(6,946,908)	21,985,580	1,006,251	323,668	2,013,597
✧✧LVIP SSGA Small-Cap Index Fund	2,857,474	509,307	5,936	5,936	(910,171)	2,456,610	89,861	25,866	277,506
Fixed Income Fund-0.60%@
✧✧LVIP SSGA Bond Index Fund	788,568	9,167	300,000	(8,975)	(85,870)	402,890	41,229	9,167	—
International Equity Fund-14.18%@
✧✧LVIP SSGA International Index Fund	11,028,878	1,728,039	1,200,001	(158,256)	(1,809,733)	9,588,927	1,044,773	453,039	—
Total	$42,997,028	$7,270,627	$2,736,280	$(119,409)	$(10,469,547)	$36,942,419		$843,836	$2,570,511

@ As a percentage of Net Assets as of December 31, 2022.
✧✧ Standard Class shares.
LVIP T. Rowe Price Target Date Funds–33

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP T. Rowe Price 2060 Fund
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-54.48%@
Equity Funds-39.81%@
✧✧LVIP SSGA Mid-Cap Index Fund	$ 199,528	$ 250,944	$ 15,757	$ (1,442)	$ (63,871)	$ 369,402	32,387	$ 4,535	$ 33,150
✧✧LVIP SSGA S&P 500 Index Fund	1,742,371	2,627,562	458,518	(55,552)	(625,624)	3,230,239	147,844	45,569	243,476
✧✧LVIP SSGA Small-Cap Index Fund	198,991	285,994	15,843	(2,371)	(87,672)	379,099	13,867	3,675	33,975
Fixed Income Fund-0.57%@
✧✧LVIP SSGA Bond Index Fund	33,373	29,962	—	—	(6,216)	57,119	5,845	963	—
International Equity Fund-14.10%@
✧✧LVIP SSGA International Index Fund	765,403	956,985	155,000	(31,144)	(127,124)	1,409,120	153,532	60,985	—
Total	$2,939,666	$4,151,447	$645,118	$(90,509)	$(910,507)	$5,444,979		$115,727	$310,601

@ As a percentage of Net Assets as of December 31, 2022.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2022, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
Purchases	$14,869,307	$27,045,496	$19,010,574	$12,831,151	$6,998,662
Sales	22,150,000	23,366,750	13,618,000	8,040,000	913,250
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
Cost of investments	$84,676,524	$140,310,143	$105,129,074	$60,773,940	$11,345,635
Aggregate unrealized appreciation of investments	$14,585,910	$ 30,724,736	$ 29,698,472	$10,587,749	$ 149,032
Aggregate unrealized depreciation of investments	(7,275,424)	(12,412,019)	(7,541,301)	(3,289,416)	(1,541,757)
Net Unrealized Appreciation (Depreciation) of investments	$ 7,310,486	$ 18,312,717	$ 22,157,171	$ 7,298,333	$ (1,392,725)
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
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LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2022:
Level 1	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
Investments:
Assets:
Affiliated Investment Companies	$43,917,764	$ 83,236,525	$ 68,800,066	$36,942,419	$5,444,979
Unaffiliated Investment Companies	48,069,246	75,386,334	58,486,179	31,129,859	4,507,931
Total Investments	$91,987,010	$158,622,859	$127,286,245	$68,072,278	$9,952,910
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
Year ended December 31, 2022
Ordinary income	$ 6,837,420	$ 6,743,786	$2,161,564	$1,095,156	$156,006
Long-term capital gains	4,683,518	6,564,005	5,671,198	2,776,106	401,537
Total	$11,520,938	$13,307,791	$7,832,762	$3,871,262	$557,543
Year ended December 31, 2021
Ordinary income	$ 3,715,999	$ 4,684,433	$4,030,288	$1,817,310	$114,146
Long-term capital gains	2,662,211	1,972,386	1,709,720	1,242,128	69,464
Total	$ 6,378,210	$ 6,656,819	$5,740,008	$3,059,438	$183,610
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
	LVIP T. Rowe Price 2020 Fund	LVIP T. Rowe Price 2030 Fund	LVIP T. Rowe Price 2040 Fund	LVIP T. Rowe Price 2050 Fund	LVIP T. Rowe Price 2060 Fund
Undistributed ordinary income	$ 1,071,396	$ 1,447,501	$ —	$ —	$ —
Undistributed long-term capital gains	2,172,545	5,540,372	5,257,843	2,890,633	108,827
Other temporary differences	(9,161,885)	(10,533,305)	(9,835,112)	(2,919,855)	—
Net unrealized appreciation (depreciation)	7,310,486	18,312,717	22,157,171	7,298,333	(1,392,725)
Distributable earnings/(accumulated loss)	$ 1,392,542	$ 14,767,285	$17,579,902	$ 7,269,111	$(1,283,898)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
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LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
At December 31, 2022, the Funds had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP T. Rowe Price 2020 Fund		LVIP T. Rowe Price 2030 Fund		LVIP T. Rowe Price 2040 Fund
	Year Ended		Year Ended		Year Ended
	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Shares sold:
Standard Class	1,656,800	1,198,901	3,643,444	2,475,814	1,411,672	1,230,666
Service Class	67,290	179,824	212,583	220,151	241,606	173,814
Shares reinvested:
Standard Class	1,136,079	467,406	1,095,715	413,609	583,746	323,636
Service Class	219,149	87,345	249,682	91,108	212,469	115,320
	3,079,318	1,933,476	5,201,424	3,200,682	2,449,493	1,843,436
Shares redeemed:
Standard Class	(2,700,443)	(2,400,862)	(4,129,305)	(2,930,886)	(1,660,097)	(1,654,743)
Service Class	(286,334)	(447,203)	(312,229)	(306,419)	(209,647)	(236,700)
	(2,986,777)	(2,848,065)	(4,441,534)	(3,237,305)	(1,869,744)	(1,891,443)
Net increase (decrease)	92,541	(914,589)	759,890	(36,623)	579,749	(48,007)

	LVIP T. Rowe Price 2050 Fund		LVIP T. Rowe Price 2060 Fund
	Year Ended		Year Ended
	12/31/22	12/31/21	12/31/22	12/31/21
Shares sold:
Standard Class	1,049,146	783,715	503,785	324,473
Service Class	132,856	122,205	37,999	14,631
Shares reinvested:
Standard Class	265,638	157,914	44,555	11,166
Service Class	104,497	62,120	3,905	1,030
	1,552,137	1,125,954	590,244	351,300
Shares redeemed:
Standard Class	(1,023,389)	(844,144)	(102,748)	(60,785)
Service Class	(106,914)	(122,772)	(736)	(5,315)
	(1,130,303)	(966,916)	(103,484)	(66,100)
Net increase (decrease)	421,834	159,038	486,760	285,200
7. Line of Credit
The Funds, along with other funds in the Trust (“Participants”), are participants in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Funds had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was
LVIP T. Rowe Price Target Date Funds–36

LVIP T. Rowe Price Target Date Funds
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
9. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP T. Rowe Price Target Date Funds–37

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of the LVIP T. Rowe Price 2020 Fund, LVIP T. Rowe Price 2030 Fund, LVIP T. Rowe Price 2040 Fund, LVIP T. Rowe Price 2050 Fund and LVIP T. Rowe Price 2060 and the Board of Trustees of Lincoln Variable Insurance Products Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of LVIP T. Rowe Price 2020 Fund, LVIP T. Rowe Price 2030 Fund, LVIP T. Rowe Price 2040 Fund, LVIP T. Rowe Price 2050 Fund and LVIP T. Rowe Price 2060 Fund (collectively referred to as the “Funds”) (five of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments, as of December 31, 2022, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (five of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual fund constituting Lincoln Variable Insurance Products Trust	Statements of operations	Statements of changes in net assets	Financial highlights
LVIP T. Rowe Price 2020 Fund, LVIP T. Rowe Price 2030 Fund, LVIP T. Rowe Price 2040 Fund, LVIP T. Rowe Price 2050 Fund	For the year ended December 31, 2022	For each of the two years in the period ended December 31, 2022	For each of the five years in the period ended December 31, 2022
LVIP T. Rowe Price 2060 Fund			For each of the two years in the period ended December 31, 2022 and the period from May 1, 2020 (commencement of operations) through December 31, 2020
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
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LVIP T. Rowe Price Target Date Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with the subadviser (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadviser, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreement and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar and the subadviser provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the subadviser provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Funds are only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for each Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of the subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
The Board considered that, effective February 1, 2018, the Funds were restructured to remove a risk management overlay strategy and that T. Rowe Price Associates, Inc. (“T. Rowe”) was appointed subadviser to manage each Fund’s glide path asset allocation.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the performance of the underlying funds. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to T. Rowe, which is responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that the services provided by LIAC were satisfactory.
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LVIP T. Rowe Price Target Date Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for each Fund. The Board noted that the net investment management fee for each Fund was higher than the median net investment management fee of the respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the expense limitation, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered the LVIP T. Rowe 2060 Fund’s asset levels and that LIAC had implemented an expense limitation for each Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and T. Rowe on behalf of the Funds, the Board considered the nature, extent and quality of services provided by T. Rowe under the subadvisory agreement. The Board reviewed the services provided by T. Rowe, the background of the investment professionals servicing the Funds and the reputation, resources and investment approach of T. Rowe. It also reviewed information provided regarding the structure of portfolio manager compensation, risk management and compliance matters. The Board considered that each Fund had been restructured effective February 1, 2018 and that T. Rowe Price became the subadviser to each Fund on February 1, 2018. The Board concluded that the services provided by T. Rowe were satisfactory.
Performance. The Board reviewed the LVIP T. Rowe Price 2020 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Target-Date 2020 funds category and the S&P Target Date 2020 Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the return of the benchmark index for the one-year period and above the return of the Morningstar peer group median and the benchmark index for the three-year period.
The Board reviewed the LVIP T. Rowe Price 2030 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Target-Date 2030 funds category and the S&P Target Date 2030 Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the return of the benchmark index for the one-year period and above the return of the Morningstar peer group median and the benchmark index for the three-year period.
The Board reviewed the LVIP T. Rowe Price 2040 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Target-Date 2040 funds category and the S&P Target Date 2040 Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the return of the benchmark index for the one-year period and above the return of the Morningstar peer group median and the benchmark index for the three-year period.
The Board reviewed the LVIP T. Rowe Price 2050 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Target-Date 2050 funds category and the S&P Target Date 2050 Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the return of the benchmark index for the one-year period and above the return of the Morningstar peer group median and the benchmark index for the three-year period.
The Board reviewed the LVIP T. Rowe Price 2060 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Target-Date 2060 funds category and the S&P Target Date 2060 Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the return of the benchmark index for the one-year period. The Board considered that the Fund commenced operations in May 2020, which provided a limited period of time to evaluate investment performance.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, which contains a breakpoint and noted T. Rowe’s statement that it does not manage comparable funds using the same strategy as the Funds. The Board considered that LIAC compensates T. Rowe from its fees and that the subadvisory fee schedule was negotiated between LIAC and T. Rowe, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
LVIP T. Rowe Price Target Date Funds–40

LVIP T. Rowe Price Target Date Funds
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Profitability and Fallout Benefits. With respect to profitability, the Board considered that the subadvisory fee schedule for T. Rowe was negotiated between LIAC and T. Rowe, an unaffiliated third party, and that LIAC compensates T. Rowe from its fees. The Board reviewed materials provided by T. Rowe as to any additional benefits it receives, and considered other benefits to T. Rowe, such as including the Funds’ assets in its assets under management.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP T. Rowe Price Target Date Funds–41

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP T. Rowe Price Target Date Funds–42

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP T. Rowe Price Target Date Funds–43

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP T. Rowe Price Target Date Funds–44

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP T. Rowe Price Target Date Funds–45

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP T. Rowe Price Target Date Funds–46

LVIP T. Rowe Price Growth Stock Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP T. Rowe Price Growth Stock Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP T. Rowe Price Growth Stock Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: T. Rowe Price Associates Inc.
The Fund returned (40.72%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the Russell 1000® Growth Index1, returned (29.14%).
Major U.S. stock indexes fell sharply in 2022, the worst year for equities since the 2008 global financial crisis. Investors shunned riskier assets in response to Russia’s invasion of Ukraine, elevated inflation exacerbated by rising commodity prices and global supply chain disruptions, surging U.S. Treasury yields, tightening financial conditions, and slowing economic and corporate earnings growth. The Federal Reserve’s (Fed’s) aggressive short-term interest rate hikes that began in March, as well as comments that it would be willing to risk causing a recession by raising rates and keeping them at a higher level in order to bring inflation down, also weighed on the market. Although many indexes finished the year above their lowest levels of 2022, the year ended with many investors concerned that ongoing Fed rate hikes would hurt corporate earnings and push the economy into a recession in 2023.
Consumer discretionary was a notable detractor, due to stock selection, such as Rivian, and an overweight allocation. After a successful and well-received public offering, shares of the electric vehicle upstart have crashed. The company is facing a challenging environment to try to ramp production given all the macro uncertainty, supply chain disruptions, and affordability coming under pressure.
Overall, stock selection and sector allocation drove relative underperformance. Security selection and an overweight allocation to communication services was also responsible for relative underperformance. Shares of Snap (not held at December 31, 2022) fell dramatically over the past year as it struggled to adapt to new policies around data tracking that affected its ability to target and measure ad performance. This, at a time when competition is intensifying, and an uncertain macro backdrop have led to tighter advertising spend. Information technology further detracted due to unfavorable stock selection.
In contrast, health care was the sole contributor due to stock selection and an overweight allocation. Cigna has performed well on solid results, driven by strength in both its pharmacy-benefits and health care segments, including a better-than-expected medical loss ratio. Managed care holdings UnitedHealth Group and Humana also performed well over the past year thanks to better-than-expected cost trends as utilization returns to normal in the wake of the pandemic.
Portfolio Managers:
T. Rowe Price Associates Inc.:	Joseph B. Fath
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price Growth Stock Fund Standard Class shares on 12/31/12. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $28,657. For comparison, look at how the Russell 1000® Growth Index did over the same period. The same $10,000 investment would have increased to $37,397. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 40.72%
Five Years	+ 4.78%
Ten Years	+ 11.10%
Service Class Shares
One Year	- 40.87%
Five Years	+ 4.52%
Ten Years	+ 10.83%
1. The Russell 1000®Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

LVIP T. Rowe Price Growth Stock Fund–1

LVIP T. Rowe Price Growth Stock Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$951.60	0.67%	$3.30
Service Class Shares	1,000.00	950.40	0.92%	4.52
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.80	0.67%	$3.41
Service Class Shares	1,000.00	1,020.60	0.92%	4.69

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP T. Rowe Price Growth Stock Fund–2

LVIP T. Rowe Price Growth Stock Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	92.76%
Aerospace & Defense	1.05%
Air Freight & Logistics	0.59%
Auto Components	0.08%
Automobiles	3.40%
Biotechnology	0.72%
Commercial Services & Supplies	0.35%
Diversified Telecommunication Services	0.01%
Electronic Equipment, Instruments & Components	1.72%
Entertainment	2.39%
Health Care Equipment & Supplies	3.15%
Health Care Providers & Services	7.16%
Hotels, Restaurants & Leisure	4.19%
Interactive Media & Services	8.15%
Internet & Direct Marketing Retail	6.70%
IT Services	9.18%
Leisure Products	0.27%
Life Sciences Tools & Services	1.09%
Media	0.51%
Metals & Mining	0.06%
Personal Products	0.60%
Pharmaceuticals	2.54%
Professional Services	0.95%
Road & Rail	0.63%
Semiconductors & Semiconductor Equipment	7.74%
Software	20.32%
Specialty Retail	2.91%
Technology Hardware, Storage & Peripherals	6.00%
Textiles, Apparel & Luxury Goods	0.30%
Convertible Preferred Stocks	2.38%
Convertible Bond	0.01%
Preferred Stock	0.37%
Money Market Fund	4.47%
Total Investments	99.99%
Receivables and Other Assets Net of Liabilities	0.01%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Microsoft Corp.	10.43%
Amazon.com, Inc.	6.16%
Apple, Inc.	6.00%
UnitedHealth Group, Inc.	4.28%
Alphabet, Inc. Class A	3.73%
Visa, Inc. Class A	3.41%
Mastercard, Inc. Class A	3.16%
Alphabet, Inc. Class C	3.14%
ASML Holding NV	2.82%
Intuit, Inc.	2.70%
Total	45.83%

IT–Information Technology

LVIP T. Rowe Price Growth Stock Fund–3

LVIP T. Rowe Price Growth Stock Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
COMMON STOCK–92.76%
Aerospace & Defense–1.05%
Airbus SE	116,122	$ 13,800,090
		13,800,090
Air Freight & Logistics–0.59%
FedEx Corp.	44,542	7,714,674
		7,714,674
Auto Components–0.08%
†Mobileye Global, Inc. Class A	28,039	983,047
		983,047
Automobiles–3.40%
Ferrari NV	91,238	19,545,005
†Rivian Automotive, Inc. Class A	1,352,382	24,924,400
		44,469,405
Biotechnology–0.72%
†Argenx SE ADR	24,874	9,423,017
		9,423,017
Commercial Services & Supplies–0.35%
Cintas Corp.	10,206	4,609,234
		4,609,234
Diversified Telecommunication Services–0.01%
=πMagic Leap, Inc. Class A	4,690	90,057
		90,057
Electronic Equipment, Instruments & Components–1.72%
†Teledyne Technologies, Inc.	56,338	22,530,130
		22,530,130
Entertainment–2.39%
†Netflix, Inc.	61,779	18,217,392
†Sea Ltd.ADR	101,472	5,279,588
†Spotify Technology SA	99,175	7,829,866
		31,326,846
Health Care Equipment & Supplies–3.15%
†Align Technology, Inc.	17,200	3,627,480
†Insulet Corp.	19,710	5,802,427
†Intuitive Surgical, Inc.	85,494	22,685,833
Stryker Corp.	36,928	9,028,526
		41,144,266
Health Care Providers & Services–7.16%
Cigna Corp.	37,139	12,305,636
HCA Healthcare, Inc.	42,982	10,313,961
Humana, Inc.	29,494	15,106,532
UnitedHealth Group, Inc.	105,635	56,005,564
		93,731,693
Hotels, Restaurants & Leisure–4.19%
†Booking Holdings, Inc.	5,877	11,843,800
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
†Chipotle Mexican Grill, Inc.	7,967	$ 11,054,133
†Expedia Group, Inc.	75,985	6,656,286
†Las Vegas Sands Corp.	332,228	15,970,200
†Wynn Resorts Ltd.	113,214	9,336,759
		54,861,178
Interactive Media & Services–8.15%
†Alphabet, Inc. Class A	553,580	48,842,363
†Alphabet, Inc. Class C	463,090	41,089,976
†Match Group, Inc.	140,447	5,827,146
†Meta Platforms, Inc. Class A	40,100	4,825,634
†Pinterest, Inc. Class A	250,353	6,078,571
		106,663,690
Internet & Direct Marketing Retail–6.70%
†Amazon.com, Inc.	959,280	80,579,520
†Coupang, Inc.	436,988	6,428,093
=πInstacart/Maplebear, Inc.	11,443	554,757
=πInstacart/Maplebear, Inc. Non Voting	598	28,991
		87,591,361
IT Services–9.18%
†Adyen NV	1,670	2,303,209
†Fiserv, Inc.	236,856	23,939,036
Global Payments, Inc.	46,608	4,629,107
Mastercard, Inc. Class A	118,881	41,338,490
†MongoDB, Inc.	16,403	3,228,766
Visa, Inc. Class A	214,951	44,658,220
		120,096,828
Leisure Products–0.27%
†Peloton Interactive, Inc. Class A	439,755	3,491,655
		3,491,655
Life Sciences Tools & Services–1.09%
†Avantor, Inc.	291,277	6,143,032
Danaher Corp.	19,465	5,166,400
†Illumina, Inc.	14,457	2,923,206
		14,232,638
Media–0.51%
†Trade Desk, Inc. Class A	149,919	6,720,869
		6,720,869
Metals & Mining–0.06%
=πCelonis SE	2,137	790,241
		790,241
Personal Products–0.60%
Estee Lauder Cos., Inc. Class A	31,500	7,815,465
		7,815,465
LVIP T. Rowe Price Growth Stock Fund–4

LVIP T. Rowe Price Growth Stock Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Pharmaceuticals–2.54%
AstraZeneca PLC ADR	70,748	$ 4,796,714
Eli Lilly & Co.	77,684	28,419,915
		33,216,629
Professional Services–0.95%
TransUnion	167,642	9,513,683
Verisk Analytics, Inc.	16,209	2,859,592
		12,373,275
Road & Rail–0.63%
Old Dominion Freight Line, Inc.	28,840	8,184,215
		8,184,215
Semiconductors & Semiconductor Equipment–7.74%
†Advanced Micro Devices, Inc.	310,418	20,105,774
ASML Holding NV	67,483	36,872,711
Lam Research Corp.	21,901	9,204,990
NVIDIA Corp.	239,937	35,064,393
		101,247,868
Software–20.32%
=πANT International Co. Ltd. Class C	1,100,002	2,233,004
†Atlassian Corp. Class A	69,592	8,955,099
†Black Knight, Inc.	75,188	4,642,859
=πCanva, Inc.	875	482,825
†Ceridian HCM Holding, Inc.	95,760	6,143,004
=πEpic Games, Inc.	6,864	4,721,265
†HashiCorp, Inc. Class A	25,055	685,004
Intuit, Inc.	90,650	35,282,793
Microsoft Corp.	569,027	136,464,055
Roper Technologies, Inc.	42,753	18,473,144
†Salesforce, Inc.	136,156	18,052,924
†SentinelOne, Inc. Class A	246,619	3,598,171
†ServiceNow, Inc.	65,317	25,360,632
=πStripe, Inc. Class B	40,238	744,805
		265,839,584
Specialty Retail–2.91%
†Floor & Decor Holdings, Inc. Class A	70,432	4,904,180
Ross Stores, Inc.	286,201	33,219,350
		38,123,530
Technology Hardware, Storage & Peripherals–6.00%
Apple, Inc.	603,991	78,476,550
		78,476,550
Textiles, Apparel & Luxury Goods–0.30%
†Lululemon Athletica, Inc.	12,189	3,905,112
		3,905,112
Total Common Stock (Cost $759,733,938)		1,213,453,147
	Number of Shares	Value (U.S. $)
CONVERTIBLE PREFERRED STOCKS–2.38%
=†πCanva, Inc. Series A	52	$ 28,693
=†πCanva, Inc. Series A-3	18	9,932
=†πCanva, Inc. Series A-4	3	1,655
=†πCelonis SE Series D	6,459	2,388,474
†Dr. Ing. h.c. F. Porsche AG	136,712	13,866,027
=†πFormagrid, Inc. Series F	10,238	1,077,140
=†πGM Cruise Holdings LLC Class F	126,000	1,801,800
=†πGM Cruise Holdings LLC Class G	70,430	1,007,149
=†πInstacart/Maplebear, Inc. Series A	1,767	85,664
=†πInstacart/Maplebear, Inc. Series G	23,366	1,132,784
=†πInstacart/Maplebear, Inc. Series I	3,541	171,668
=†πNuro, Inc. Series C	189,324	2,627,817
=†πNuro, Inc. Series D	41,493	575,923
=†πRappi, Inc. Series E	36,866	1,327,545
=†πRedwood Materials, Inc. Series C	40,061	3,124,758
=†πSila Nano Ser FWTC Series F	35,141	1,095,345
=†πWaymo LLC Series A-2	17,257	814,185
Total Convertible Preferred Stocks (Cost $32,347,153)		31,136,559
CONVERTIBLE BOND–0.01%
Commercial Services & Supplies–0.01%
=πRedwood Materials, Inc.0.01%, exercise price $0.01 expiration date 9/24/23	93,645	93,645
		93,645
Total Convertible Bond (Cost $93,645)		93,645
PREFERRED STOCK–0.37%
†Sartorius AG 0.35%	12,300	4,863,716
Total Preferred Stock (Cost $4,146,629)		4,863,716

MONEY MARKET FUND–4.47%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 4.12%)	58,548,044	58,548,044
Total Money Market Fund (Cost $58,548,044)		58,548,044

LVIP T. Rowe Price Growth Stock Fund–5

LVIP T. Rowe Price Growth Stock Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–99.99% (Cost $854,869,409)	$1,308,095,111
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.01%	117,916
NET ASSETS APPLICABLE TO 37,847,825 SHARES OUTSTANDING–100.00%	$1,308,213,027
NET ASSET VALUE PER SHARE–LVIP T. ROWE PRICE GROWTH STOCK FUND STANDARD CLASS ($1,020,107,356 / 29,211,611 Shares)	$34.921
NET ASSET VALUE PER SHARE–LVIP T. ROWE PRICE GROWTH STOCK FUND SERVICE CLASS ($288,105,671 / 8,636,214 Shares)	$33.360
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$ 960,741,145
Distributable earnings/(accumulated loss)	347,471,882
TOTAL NET ASSETS	$1,308,213,027

† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, or have certain restrictions on resale which may limit their liquidity. At December 31, 2022, the aggregate value of restricted securities was $27,010,122, which represented 2.06% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Restricted Securities
Investment	Date of Acquisition	Cost	Value
ANT International Co. Ltd. Class C	6/7/2018	$4,192,521	$2,233,004
Canva, Inc.	12/17/2021	1,491,142	482,825
Canva, Inc. Series A	12/17/2021	88,616	28,693
Canva, Inc. Series A-3	12/17/2021	30,675	9,932
Canva, Inc. Series A-4	12/17/2021	5,113	1,655
Celonis SE	6/17/2021	790,241	790,241
Celonis SE Series D	6/17/2021	2,388,489	2,388,474
Epic Games, Inc.	6/18/2020	4,521,540	4,721,265
Formagrid, Inc. Series F	12/8/2021	1,917,419	1,077,140
GM Cruise Holdings LLC Class F	5/8/2019	2,299,500	1,801,800
GM Cruise Holdings LLC Class G	1/21/2021	1,855,831	1,007,149
Instacart/Maplebear, Inc.	8/7/2020	530,199	554,757
Instacart/Maplebear, Inc. Series A	11/18/2020	107,809	85,664
Instacart/Maplebear, Inc. Series G	7/2/2020	1,123,715	1,132,784
Instacart/Maplebear, Inc. Series I	2/26/2021	442,625	171,668
Instacart/Maplebear, Inc. Non Voting	8/7/2020	27,708	28,991
Magic Leap, Inc. Class A	9/20/2021	2,280,091	90,057
Nuro, Inc. Series C	10/30/2020	2,471,549	2,627,817
Nuro, Inc. Series D	10/29/2021	864,951	575,923
Rappi, Inc. Series E	9/8/2020	2,202,598	1,327,545
Redwood Materials, Inc.	6/22/2022	93,645	93,645
Redwood Materials, Inc. Series C	5/28/2021	1,899,030	3,124,758
Sila Nano Ser FWTC Series F	1/7/2021	1,450,367	1,095,345
Stripe, Inc. Class B	12/17/2019	631,334	744,805
LVIP T. Rowe Price Growth Stock Fund–6

LVIP T. Rowe Price Growth Stock Fund
Statement of Net Assets (continued)
Restricted Securities (continued)
Investment	Date of Acquisition	Cost	Value
Waymo LLC Series A-2	5/8/2020	$ 1,481,810	$ 814,185
Total		$35,188,518	$27,010,122

★ Includes $846,458 payable for fund shares redeemed, $90,294 other accrued expenses payable and $799,728 due to manager and affiliates as of December 31, 2022.

Summary of Abbreviations:
ADR–American Depositary Receipt
IT–Information Technology
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Growth Stock Fund–7

LVIP T. Rowe Price Growth Stock Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends	$ 6,223,296
Foreign taxes withheld	(97,254)
6,126,042
EXPENSES:
Management fees	9,323,517
Distribution fees-Service Class	872,013
Shareholder servicing fees	428,887
Accounting and administration expenses	289,849
Professional fees	66,724
Trustees’ fees and expenses	50,240
Reports and statements to shareholders	22,903
Custodian fees	16,147
Pricing fees	4,468
Consulting fees	3,527
Other	45,020
11,123,295
Less:
Management fees waived	(309,865)
Total operating expenses	10,813,430
NET INVESTMENT LOSS	(4,687,388)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(96,453,345)
Foreign currencies	66,069
Net realized loss	(96,387,276)
Net change in unrealized appreciation (depreciation) of:
Investments	(706,999,702)
Foreign currencies	(234)
Net change in unrealized appreciation (depreciation)	(706,999,936)
NET REALIZED AND UNREALIZED LOSS	(803,387,212)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(808,074,600)
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Growth Stock Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$ (4,687,388)	$ (7,753,114)
Net realized gain (loss)	(96,387,276)	296,395,054
Net change in unrealized appreciation (depreciation)	(706,999,936)	71,750,643
Net increase (decrease) in net assets resulting from operations	(808,074,600)	360,392,583
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(189,002,832)	(102,409,042)
Service Class	(58,730,121)	(36,999,456)
	(247,732,953)	(139,408,498)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	483,489,746	93,137,249
Service Class	52,044,788	53,308,064
Reinvestment of dividends and distributions:
Standard Class	189,002,832	102,409,042
Service Class	58,730,121	36,999,456
	783,267,487	285,853,811
Cost of shares redeemed:
Standard Class	(210,010,522)	(410,410,157)
Service Class	(55,975,893)	(94,380,430)
	(265,986,415)	(504,790,587)
Increase (decrease) in net assets derived from capital share transactions	517,281,072	(218,936,776)
NET INCREASE (DECREASE) IN NET ASSETS	(538,526,481)	2,047,309
NET ASSETS:
Beginning of year	1,846,739,508	1,844,692,199
End of year	$1,308,213,027	$1,846,739,508
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Growth Stock Fund–8

LVIP T. Rowe Price Growth Stock Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price Growth Stock Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 72.325	$ 64.603	$ 49.150	$ 39.805	$ 43.584
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.123)	(0.245)	(0.114)	0.046	0.094
Net realized and unrealized gain (loss)	(28.898)	13.460	17.835	12.109	(0.084)
Total from investment operations	(29.021)	13.215	17.721	12.155	0.010
Less dividends and distributions from:
Net investment income	—	—	—	(0.034)	(0.082)
Net realized gain	(8.383)	(5.493)	(2.268)	(2.776)	(3.707)
Total dividends and distributions	(8.383)	(5.493)	(2.268)	(2.810)	(3.789)
Net asset value, end of period	$ 34.921	$ 72.325	$ 64.603	$ 49.150	$ 39.805
Total return[2]	(40.72%)	20.47%	36.47%	31.06%	(1.12%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,020,107	$1,354,421	$1,398,314	$1,175,892	$1,000,659
Ratio of expenses to average net assets	0.67%	0.66%	0.67%	0.67%	0.68%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.69%	0.68%	0.69%	0.69%	0.70%
Ratio of net investment income (loss) to average net assets	(0.26%)	(0.34%)	(0.21%)	0.10%	0.21%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.28%)	(0.36%)	(0.23%)	0.08%	0.19%
Portfolio turnover	33%	21%	43%	31%	50%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Growth Stock Fund–9

LVIP T. Rowe Price Growth Stock Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price Growth Stock Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 69.858	$ 62.709	$ 47.880	$ 38.905	$ 42.736
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.237)	(0.411)	(0.242)	(0.069)	(0.020)
Net realized and unrealized gain (loss)	(27.878)	13.053	17.339	11.820	(0.065)
Total from investment operations	(28.115)	12.642	17.097	11.751	(0.085)
Less dividends and distributions from:
Net investment income	—	—	—	—	(0.039)
Net realized gain	(8.383)	(5.493)	(2.268)	(2.776)	(3.707)
Total dividends and distributions	(8.383)	(5.493)	(2.268)	(2.776)	(3.746)
Net asset value, end of period	$ 33.360	$ 69.858	$ 62.709	$ 47.880	$ 38.905
Total return[2]	(40.87%)	20.18%	36.13%	30.73%	(1.37%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 288,106	$492,319	$446,379	$386,048	$316,122
Ratio of expenses to average net assets	0.92%	0.91%	0.92%	0.92%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.94%	0.93%	0.94%	0.94%	0.95%
Ratio of net investment (loss) to average net assets	(0.51%)	(0.59%)	(0.46%)	(0.15%)	(0.04%)
Ratio of net investment (loss) to average net assets prior to expenses waived/reimbursed	(0.53%)	(0.61%)	(0.48%)	(0.17%)	(0.06%)
Portfolio turnover	33%	21%	43%	31%	50%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Growth Stock Fund–10

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP T. Rowe Price Growth Stock Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term growth of capital.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other investments including restricted securities, for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
LVIP T. Rowe Price Growth Stock Fund–11

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2022, the value and cost of foreign currency held by the LVIP T. Rowe Price Growth Stock Fund is $1,361 and $1,319 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $2,284 for the year ended December 31, 2022. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.80% of the first $50 million of the Fund's average daily net assets; 0.75% of the next $50 million; 0.70% of the next $150 million; 0.65% of the next $250 million; and 0.60% of the Fund's average daily net assets in excess of $500 million.   LIAC has contractually agreed to waive a portion of its advisory fee. When Fund assets are less than $1 billion, the waiver amount is 0.00%. When Fund assets are greater than $1 billion, the waiver amount is 0.025% of the first $1 billion of average daily net assets of the Fund and 0.0125% of the Fund’s average daily net assets in excess of $1 billion.   The agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
T. Rowe Price Associates, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$106,511
Legal	19,178
LVIP T. Rowe Price Growth Stock Fund–12

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $8,752 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$703,204
Distribution fees payable to LFD	63,175
Shareholder servicing fees payable to Lincoln Life	33,349
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   For the year ended December 31, 2022, the Fund did not engage in any 17a-7 securities purchases or sales.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$717,799,294
Sales	490,206,583
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$883,604,426
Aggregate unrealized appreciation of investments	$523,623,219
Aggregate unrealized depreciation of investments	(99,132,492)
Net unrealized appreciation of investments	$424,490,727
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
LVIP T. Rowe Price Growth Stock Fund–13

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$ 13,800,090	$—	$ —	$ 13,800,090
Air Freight & Logistics	7,714,674	—	—	7,714,674
Auto Components	983,047	—	—	983,047
Automobiles	44,469,405	—	—	44,469,405
Biotechnology	9,423,017	—	—	9,423,017
Commercial Services & Supplies	4,609,234	—	—	4,609,234
Diversified Telecommunication Services	—	—	90,057	90,057
Electronic Equipment, Instruments & Components	22,530,130	—	—	22,530,130
Entertainment	31,326,846	—	—	31,326,846
Health Care Equipment & Supplies	41,144,266	—	—	41,144,266
Health Care Providers & Services	93,731,693	—	—	93,731,693
Hotels, Restaurants & Leisure	54,861,178	—	—	54,861,178
Interactive Media & Services	106,663,690	—	—	106,663,690
Internet & Direct Marketing Retail	87,007,613	—	583,748	87,591,361
IT Services	120,096,828	—	—	120,096,828
Leisure Products	3,491,655	—	—	3,491,655
Life Sciences Tools & Services	14,232,638	—	—	14,232,638
Media	6,720,869	—	—	6,720,869
Metals & Mining	—	—	790,241	790,241
Personal Products	7,815,465	—	—	7,815,465
Pharmaceuticals	33,216,629	—	—	33,216,629
Professional Services	12,373,275	—	—	12,373,275
Road & Rail	8,184,215	—	—	8,184,215
Semiconductors & Semiconductor Equipment	101,247,868	—	—	101,247,868
Software	257,657,685	—	8,181,899	265,839,584
Specialty Retail	38,123,530	—	—	38,123,530
Technology Hardware, Storage & Peripherals	78,476,550	—	—	78,476,550
Textiles, Apparel & Luxury Goods	3,905,112	—	—	3,905,112
Convertible Preferred Stocks	13,866,027	—	17,270,532	31,136,559
Convertible Bond	—	—	93,645	93,645
Preferred Stock	4,863,716	—	—	4,863,716
Money Market Fund	58,548,044	—	—	58,548,044
Total Investments	$1,281,084,989	$—	$27,010,122	$1,308,095,111
During the year ended December 31, 2022, there were no material transfers to or from Level 3 investments.
LVIP T. Rowe Price Growth Stock Fund–14

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table displays a summary of the valuation techniques and unobservable inputs used to value the Fund’s securities characterized as Level 3 investments for the period ended December 31, 2022.
Asset Type	Fair Value at December 31, 2022	Valuation Technique(s)	Unobservable Input	Range (Average)(c)
Common Stock	$ 9,645,945	Recent Transaction	#	#
		Market Comparable Companies	Whole Company Price to Earnings Multiple (b)	7.4x-17.5x (12.5x)
		Market Comparable Companies	Enterprise Value to Gross Merchandise Value Multiple (b)	0.29x-0.41x (N/A)
		Market Comparable Companies	Enterprise Value to Sales Multiple (b)	3.4x-11.8x (N/A)
		Market Comparable Companies	Enterprise Value to Gross Profit Multiple (b)	8.7x-15.3x (N/A)
		Market Comparable Companies	Discount for Lack of Marketability (a)	10% (N/A)
		Market Comparable Companies	Dividend Yield	5% (N/A)
Convertible Preferred Stock	$ 17,270,532	Recent Transaction	#	#
		Market Comparable Companies	Enterprise Value to Gross Merchandise Value Multiple (b)	0.29x-0.50x (N/A)
		Market Comparable Companies	Enterprise Value to Sales Multiple (b)	2.1x-15.3x (N/A)
		Market Comparable Companies	Enterprise Value to EBITDA Multiple (b)	4.3x-22.7x (17.9x)
		Market Comparable Companies	Enterprise Value to Gross Profit Multiple (b)	8.7x-15.0x (N/A)
		Market Comparable Companies	Discount for Lack of Marketability (a)	10% (N/A)
		Market Comparable Companies	Projected future value discount rate (a)	20 - 30% (23%)
		Market Comparable Companies	Projected future value discount rate term	4 - 8 years (5.0 years)
		Market Comparable Companies	Present Value Factor	0.123 - 0.482 (0.390)
		Discounted Cash Flow (DCF) model	Discount Rate (a)	25% (N/A)
		Discounted Cash Flow (DCF) model	Discount Rate Term	0.07 - 5.65 years (N/A)
		Discounted Cash Flow (DCF) model	Present Value Factor	0.284 - 0.984 (N/A)
Convertible Bonds	$ 93,645	Recent Transaction	#	#
Total	$ 27,010,122
# The quantitative unobservable inputs within this category are based on recent transactions or valuation from a pricing service. There were no quantitative unobservable inputs significant to the valuation technique that were created by the fund’s management.
(a) Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(b) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.
(c) Unobservable inputs were weighted by the relative fair value of the instruments, where applicable.
Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to significantly increase or decrease the fair value of the Fund's securities.
LVIP T. Rowe Price Growth Stock Fund–15

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:
	Common Stock	Convertible Bonds	Convertible Preferred Stock	Total
Balance as of 12/31/21	$17,031,284	$ —	$24,804,290	$ 41,835,574
Reclassifications	—	—	—	—
Purchases	—	93,645	325,800	419,445
Sales	—	—	—	—
Transfer In	—	—	—	—
Transfer Out	—	—	—	—
Accretion/(amortization)	—	—	—	—
Net realized gain	—	—	—	—
Net change in unrealized appreciation (depreciation)	(7,385,339)	—	(7,859,558)	(15,244,897)
Balance as of 12/31/22	$ 9,645,945	$93,645	$17,270,532	$ 27,010,122
Net change in unrealized appreciation (depreciation) from Level 3 investments still held as of 12/31/22	$ (7,385,339)	$ —	$ (7,859,558)	$(15,244,897)
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to net operating losses.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$—	$45,350,356
Long-term capital gains	247,732,953	94,058,142
Total	$247,732,953	$139,408,498
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$ (77,018,845)
Net unrealized appreciation	424,490,727
Distributable earnings/(accumulated loss)	$347,471,882
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, the Fund recorded the following permanent reclassifications primarily related to net operating loss written off:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$2,289,729	$(2,289,729)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2022, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Total
$77,018,845	$77,018,845
LVIP T. Rowe Price Growth Stock Fund–16

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	9,572,340	1,319,166
Service Class	1,090,309	768,064
Shares reinvested:
Standard Class	5,135,807	1,397,796
Service Class	1,669,418	522,489
	17,467,874	4,007,515
Shares redeemed:
Standard Class	(4,223,308)	(5,634,739)
Service Class	(1,170,978)	(1,361,328)
	(5,394,286)	(6,996,067)
Net increase (decrease)	12,073,588	(2,988,552)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
LVIP T. Rowe Price Growth Stock Fund–17

LVIP T. Rowe Price Growth Stock Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.   Restricted securities have been identified on the Statement of Net Assets.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP T. Rowe Price Growth Stock Fund–18

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP T. Rowe Price Growth Stock Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP T. Rowe Price Growth Stock Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP T. Rowe Price Growth Stock Fund–19

LVIP T. Rowe Price Growth Stock Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP T. Rowe Price Growth Stock Fund–20

LVIP T. Rowe Price Growth Stock Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and T. Rowe Price Associates, Inc. (“T. Rowe”) on behalf of the LVIP T. Rowe Price Growth Stock Fund, the Board considered the nature, extent and quality of services provided by T. Rowe under the subadvisory agreement. The Board reviewed the services provided by T. Rowe and the reputation, resources and investment approach of T. Rowe. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP T. Rowe Price Growth Stock Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Growth funds category and the Russell 1000® Growth Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three-, five- and ten-year periods. The Board noted LIAC’s comments that negative security selection in the Information Technology and Consumer Discretionary sectors contributed to underperformance during the three- and five-year periods and that underperformance for the one-year period was attributable to outperformance by mega cap growth stocks leading to index concentration and geopolitical uncertainty and increasing interest rates and inflation lowering valuation of private placement and recent IPO securities. The Board concluded that the services provided by T. Rowe were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee, which contains breakpoints, and the fee rates charged to other subadvised registered funds managed by T. Rowe with similar investment strategies. The Board considered that LIAC compensates T. Rowe from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and T. Rowe, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered that the subadvisory fee schedule was negotiated between LIAC and T. Rowe, an unaffiliated third party, and that LIAC compensates T. Rowe from its fees. The Board reviewed materials provided by T. Rowe as to any additional benefits it receives and considered other benefits to T. Rowe, such as including the Fund’s assets in its assets under management.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP T. Rowe Price Growth Stock Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP T. Rowe Price Growth Stock Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP T. Rowe Price Growth Stock Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP T. Rowe Price Growth Stock Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP T. Rowe Price Growth Stock Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP T. Rowe Price Growth Stock Fund–26

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: T. Rowe Price Associates Inc.
The Fund returned (24.52%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the Russell Midcap® Growth Index1, returned (26.72%).
Broadly speaking, stock selection was the primary contributor to relative performance. At the sector level, consumer discretionary, health care, and industrials and business services contributed to relative performance, while utilities and information technology detracted.
Major U.S. stock indexes fell sharply in 2022, the worst year for equities since the 2008 global financial crisis. Investors shunned riskier assets in response to Russia’s invasion of Ukraine, elevated inflation exacerbated by rising commodity prices and global supply chain disruptions, surging U.S. Treasury yields, tightening financial conditions, and slowing economic and corporate earnings growth. The Federal Reserve’s (Fed’s) aggressive short-term interest rate hikes that began in March, as well as comments that it would be willing to risk causing a recession by raising rates and keeping them at a higher level in order to bring inflation down, also weighed on the market. Although many indexes finished the year above their lowest levels of 2022, the year ended with many investors concerned that ongoing Fed rate hikes would hurt corporate earnings and push the economy into a recession in 2023.
Consumer discretionary had a positive impact on relative results, due to stock selection. O’Reilly Automotive sells automotive replacement parts, equipment, and accessories to do-it-yourself and commercial customers. The company has enjoyed strong demand for parts in supply-constrained new and used car markets and benefited from the ability to pass along higher costs to customers.
Security selection in health care boosted relative performance, led by McKesson. McKesson is the largest North American distributor of drugs—including COVID-19 vaccines—and ambulatory medical-surgical supplies. Shares were buoyed by better-than-expected earnings results and improving earnings guidance during the period.
The industrials and business services sector boosted relative performance due to strong stock selection. Valmont Industries engages in the design and manufacturing of fabricated metal products. Shares traded higher on earnings results reflecting solid revenue and operating margin improvement.
Conversely, the Fund’s relative underweight to utilities was a notable headwind of relative performance, as the sector outperformed the broader market during the period. Stock choices also hurt performance.
The Fund’s overweight to the information technology sector, coupled with stock choices, detracted from relative results during the period.
Portfolio Managers:
T. Rowe Price Associates Inc.:	Donald J. Peters
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class shares on 12/31/12. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $31,051. For comparison, look at how the Russell Midcap® Growth Index did over the same period. The same $10,000 investment would have increased to $29,456. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 24.52%
Five Years	+ 8.55%
Ten Years	+ 12.00%
Service Class Shares
One Year	- 24.71%
Five Years	+ 8.28%
Ten Years	+ 11.72%
1. The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–1

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,063.80	0.73%	$3.80
Service Class Shares	1,000.00	1,062.50	0.98%	5.09
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.50	0.73%	$3.72
Service Class Shares	1,000.00	1,020.30	0.98%	4.99

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–2

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	98.93%
Aerospace & Defense	1.21%
Air Freight & Logistics	0.20%
Airlines	0.66%
Auto Components	0.22%
Banks	0.46%
Beverages	0.58%
Biotechnology	2.77%
Building Products	1.26%
Capital Markets	3.48%
Chemicals	2.06%
Commercial Services & Supplies	3.63%
Communications Equipment	1.37%
Construction & Engineering	0.72%
Construction Materials	0.56%
Consumer Finance	0.42%
Containers & Packaging	0.68%
Distributors	0.47%
Diversified Consumer Services	0.24%
Diversified Financial Services	0.76%
Diversified Telecommunication Services	0.01%
Electrical Equipment	1.24%
Electronic Equipment, Instruments & Components	3.14%
Energy Equipment & Services	0.74%
Entertainment	0.68%
Equity Real Estate Investment Trusts	2.69%
Food & Staples Retailing	0.75%
Food Products	1.42%
Health Care Equipment & Supplies	4.27%
Health Care Providers & Services	2.49%
Health Care Technology	0.63%
Hotels, Restaurants & Leisure	5.38%
Household Durables	0.55%
Household Products	0.09%
Independent Power and Renewable Electricity Producers	0.31%
Insurance	1.85%
Interactive Media & Services	0.59%
Internet & Direct Marketing Retail	0.25%
IT Services	5.11%
Leisure Products	0.24%
Life Sciences Tools & Services	5.02%
Machinery	1.27%
Media	1.50%
Metals & Mining	0.25%
Multiline Retail	0.32%
Security Type/Sector	Percentage of Net Assets
Oil, Gas & Consumable Fuels	4.24%
Pharmaceuticals	0.32%
Professional Services	2.01%
Road & Rail	1.58%
Semiconductors & Semiconductor Equipment	5.55%
Software	12.78%
Specialty Retail	6.13%
Technology Hardware, Storage & Peripherals	0.10%
Textiles, Apparel & Luxury Goods	1.15%
Trading Companies & Distributors	2.53%
Convertible Preferred Stocks	0.88%
Money Market Fund	0.22%
Total Investments	100.03%
Liabilities Net of Receivables and Other Assets	(0.03%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Enphase Energy, Inc.	1.37%
AutoZone, Inc.	1.37%
Dexcom, Inc.	1.36%
Synopsys, Inc.	1.34%
Hilton Worldwide Holdings, Inc.	1.33%
McKesson Corp.	1.32%
Cadence Design Systems, Inc.	1.31%
Agilent Technologies, Inc.	1.21%
Amphenol Corp. Class A	1.20%
Chipotle Mexican Grill, Inc.	1.18%
Total	12.99%

IT–Information Technology

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–3

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
COMMON STOCK–98.93%
Aerospace & Defense–1.21%
BWX Technologies, Inc.	23,200	$ 1,347,456
Hexcel Corp.	24,300	1,430,055
Howmet Aerospace, Inc.	59,000	2,325,190
Huntington Ingalls Industries, Inc.	6,600	1,522,488
TransDigm Group, Inc.	9,000	5,666,850
		12,292,039
Air Freight & Logistics–0.20%
Expeditors International of Washington, Inc.	19,700	2,047,224
		2,047,224
Airlines–0.66%
†Alaska Air Group, Inc.	84,000	3,606,960
Southwest Airlines Co.	92,000	3,097,640
		6,704,600
Auto Components–0.22%
†Aptiv PLC	18,700	1,741,531
†Mobileye Global, Inc. Class A	13,997	490,735
		2,232,266
Banks–0.46%
First Republic Bank	16,600	2,023,374
†SVB Financial Group	11,354	2,613,010
		4,636,384
Beverages–0.58%
Brown-Forman Corp. Class B	54,655	3,589,740
Constellation Brands, Inc. Class A	5,200	1,205,100
†Monster Beverage Corp.	10,800	1,096,524
		5,891,364
Biotechnology–2.77%
†Alnylam Pharmaceuticals, Inc.	33,395	7,936,322
†Argenx SE ADR	7,537	2,855,242
†Ascendis Pharma AS ADR	13,336	1,628,726
†BioMarin Pharmaceutical, Inc.	12,800	1,324,672
BioNTech SE ADR	8,700	1,306,914
†Blueprint Medicines Corp.	18,500	810,485
†Exact Sciences Corp.	29,354	1,453,317
†Genmab AS ADR	46,500	1,970,670
†Incyte Corp.	15,700	1,261,024
†Karuna Therapeutics, Inc.	6,805	1,337,182
†Neurocrine Biosciences, Inc.	35,217	4,206,318
†Seagen, Inc.	14,831	1,905,932
		27,996,804
Building Products–1.26%
A O Smith Corp.	20,100	1,150,524
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Building Products (continued)
Allegion PLC	14,100	$ 1,484,166
Fortune Brands Home & Security, Inc.	27,483	1,569,554
Trane Technologies PLC	37,811	6,355,651
†Trex Co., Inc.	51,300	2,171,529
		12,731,424
Capital Markets–3.48%
Blue Owl Capital, Inc.	121,500	1,287,900
Cboe Global Markets, Inc.	10,967	1,376,029
FactSet Research Systems, Inc.	15,150	6,078,332
LPL Financial Holdings, Inc.	24,700	5,339,399
MarketAxess Holdings, Inc.	14,063	3,922,030
Moody's Corp.	3,900	1,086,618
Morningstar, Inc.	4,600	996,314
MSCI, Inc.	21,900	10,187,223
Nasdaq, Inc.	21,900	1,343,565
Tradeweb Markets, Inc. Class A	55,717	3,617,705
		35,235,115
Chemicals–2.06%
Albemarle Corp.	15,300	3,317,958
CF Industries Holdings, Inc.	52,000	4,430,400
Corteva, Inc.	53,400	3,138,852
Nutrien Ltd.	27,100	1,979,113
PPG Industries, Inc.	34,000	4,275,160
RPM International, Inc.	38,200	3,722,590
		20,864,073
Commercial Services & Supplies–3.63%
Cintas Corp.	22,300	10,071,126
†Clean Harbors, Inc.	27,100	3,092,652
†Copart, Inc.	152,800	9,303,992
†IAA, Inc.	58,654	2,346,160
Republic Services, Inc.	37,600	4,850,024
Ritchie Bros Auctioneers, Inc.	17,400	1,006,242
Rollins, Inc.	32,030	1,170,376
Waste Connections, Inc.	36,993	4,903,792
		36,744,364
Communications Equipment–1.37%
†Arista Networks, Inc.	83,600	10,144,860
Motorola Solutions, Inc.	14,568	3,754,319
		13,899,179
Construction & Engineering–0.72%
Valmont Industries, Inc.	15,200	5,026,184
†WillScot Mobile Mini Holdings Corp.	49,300	2,226,881
		7,253,065
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–4

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Construction Materials–0.56%
Vulcan Materials Co.	32,118	$ 5,624,183
		5,624,183
Consumer Finance–0.42%
Discover Financial Services	43,200	4,226,256
		4,226,256
Containers & Packaging–0.68%
Avery Dennison Corp.	19,400	3,511,400
Ball Corp.	15,673	801,517
Sealed Air Corp.	50,900	2,538,892
		6,851,809
Distributors–0.47%
Pool Corp.	15,600	4,716,348
		4,716,348
Diversified Consumer Services–0.24%
†Bright Horizons Family Solutions, Inc.	18,000	1,135,800
Service Corp. International	18,600	1,286,004
		2,421,804
Diversified Financial Services–0.76%
Apollo Global Management, Inc.	120,300	7,673,937
		7,673,937
Diversified Telecommunication Services–0.01%
=πSocure, Inc.	14,128	105,677
		105,677
Electrical Equipment–1.24%
AMETEK, Inc.	10,325	1,442,609
†Generac Holdings, Inc.	11,000	1,107,260
Hubbell, Inc.	14,700	3,449,796
Rockwell Automation, Inc.	25,600	6,593,792
		12,593,457
Electronic Equipment, Instruments & Components–3.14%
Amphenol Corp. Class A	159,400	12,136,716
CDW Corp.	46,500	8,303,970
Cognex Corp.	29,850	1,406,234
†Keysight Technologies, Inc.	28,362	4,851,887
Littelfuse, Inc.	6,700	1,475,340
TE Connectivity Ltd.	8,400	964,320
†Zebra Technologies Corp. Class A	10,200	2,615,382
		31,753,849
Energy Equipment & Services–0.74%
Halliburton Co.	190,900	7,511,915
		7,511,915
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Entertainment–0.68%
Electronic Arts, Inc.	18,600	$ 2,272,548
†Spotify Technology SA	13,600	1,073,720
†Take-Two Interactive Software, Inc.	33,500	3,488,355
		6,834,623
Equity Real Estate Investment Trusts–2.69%
Alexandria Real Estate Equities, Inc.	9,800	1,427,566
CubeSmart	180,800	7,277,200
Equity LifeStyle Properties, Inc.	51,300	3,313,980
Rexford Industrial Realty, Inc.	27,500	1,502,600
SBA Communications Corp.	29,500	8,269,145
Simon Property Group, Inc.	46,100	5,415,828
		27,206,319
Food & Staples Retailing–0.75%
†BJ's Wholesale Club Holdings, Inc.	94,700	6,265,352
Casey's General Stores, Inc.	5,800	1,301,230
		7,566,582
Food Products–1.42%
†Darling Ingredients, Inc.	56,700	3,548,853
Hershey Co.	39,500	9,147,015
McCormick & Co., Inc.	9,700	804,033
Tyson Foods, Inc. Class A	14,800	921,300
		14,421,201
Health Care Equipment & Supplies–4.27%
†Align Technology, Inc.	4,700	991,230
†Dexcom, Inc.	121,600	13,769,984
†IDEXX Laboratories, Inc.	5,100	2,080,596
†Insulet Corp.	26,513	7,805,162
†Lantheus Holdings, Inc.	14,500	738,920
†Novocure Ltd.	18,800	1,378,980
†Penumbra, Inc.	12,500	2,780,750
†QuidelOrtho Corp.	11,000	942,370
ResMed, Inc.	40,600	8,450,078
†Shockwave Medical, Inc.	7,000	1,439,270
STERIS PLC	10,650	1,966,949
Teleflex, Inc.	3,300	823,779
		43,168,068
Health Care Providers & Services–2.49%
†Acadia Healthcare Co., Inc.	28,388	2,336,900
†Amedisys, Inc.	8,300	693,382
†Centene Corp.	35,976	2,950,392
McKesson Corp.	35,549	13,335,140
†Molina Healthcare, Inc.	17,800	5,877,916
		25,193,730

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–5

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Technology–0.63%
†Veeva Systems, Inc. Class A	39,204	$ 6,326,742
		6,326,742
Hotels, Restaurants & Leisure–5.38%
†Caesars Entertainment, Inc.	49,700	2,067,520
†Chipotle Mexican Grill, Inc.	8,600	11,932,414
Darden Restaurants, Inc.	36,300	5,021,379
Domino's Pizza, Inc.	9,900	3,429,360
†DraftKings, Inc. Class A	59,262	674,994
Hilton Worldwide Holdings, Inc.	106,500	13,457,340
MGM Resorts International	168,500	5,649,805
Papa John's International, Inc.	24,700	2,033,057
Restaurant Brands International, Inc.	43,704	2,826,338
Vail Resorts, Inc.	12,300	2,931,705
†Wynn Resorts Ltd.	21,000	1,731,870
Yum! Brands, Inc.	21,300	2,728,104
		54,483,886
Household Durables–0.55%
†NVR, Inc.	1,197	5,521,258
		5,521,258
Household Products–0.09%
Church & Dwight Co., Inc.	11,700	943,137
		943,137
Independent Power and Renewable Electricity Producers–0.31%
Vistra Corp.	133,700	3,101,840
		3,101,840
Insurance–1.85%
Arthur J Gallagher & Co.	44,300	8,352,322
Assurant, Inc.	5,700	712,842
Hartford Financial Services Group, Inc.	112,700	8,546,041
†Ryan Specialty Holdings, Inc.	28,000	1,162,280
		18,773,485
Interactive Media & Services–0.59%
†Match Group, Inc.	103,867	4,309,442
†ZoomInfo Technologies, Inc.	53,642	1,615,160
		5,924,602
Internet & Direct Marketing Retail–0.25%
†Chewy, Inc. Class A	28,727	1,065,197
†Etsy, Inc.	12,200	1,461,316
		2,526,513
IT Services–5.11%
Broadridge Financial Solutions, Inc.	38,200	5,123,766
†Endava PLC ADR	13,100	1,002,150
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
†EPAM Systems, Inc.	16,141	$ 5,290,051
†Euronet Worldwide, Inc.	16,100	1,519,518
†FleetCor Technologies, Inc.	30,400	5,583,872
†Gartner, Inc.	25,100	8,437,114
†Globant SA	13,700	2,303,792
†MongoDB, Inc.	22,900	4,507,636
Paychex, Inc.	96,000	11,093,760
†Shopify, Inc. Class A	32,200	1,117,662
†Snowflake, Inc. Class A	7,200	1,033,488
SS&C Technologies Holdings, Inc.	25,800	1,343,148
†VeriSign, Inc.	5,700	1,171,008
†WEX, Inc.	13,200	2,160,180
		51,687,145
Leisure Products–0.24%
†Mattel, Inc.	138,800	2,476,192
		2,476,192
Life Sciences Tools & Services–5.02%
Agilent Technologies, Inc.	81,700	12,226,405
†Avantor, Inc.	48,433	1,021,452
†Bio-Rad Laboratories, Inc. Class A	6,300	2,649,087
Bio-Techne Corp.	68,000	5,635,840
Bruker Corp.	52,200	3,567,870
†Charles River Laboratories International, Inc.	18,800	4,096,520
†IQVIA Holdings, Inc.	16,220	3,323,316
†Mettler-Toledo International, Inc.	6,700	9,684,515
†Repligen Corp.	23,727	4,017,218
West Pharmaceutical Services, Inc.	19,345	4,552,846
		50,775,069
Machinery–1.27%
Graco, Inc.	15,200	1,022,352
IDEX Corp.	5,825	1,330,022
†Middleby Corp.	19,436	2,602,481
Otis Worldwide Corp.	26,400	2,067,384
PACCAR, Inc.	19,900	1,969,503
Toro Co.	23,000	2,603,600
Westinghouse Air Brake Technologies Corp.	12,100	1,207,701
		12,803,043
Media–1.50%
Fox Corp. Class B	134,300	3,820,835
Omnicom Group, Inc.	45,500	3,711,435
†Trade Desk, Inc. Class A	171,136	7,672,027
		15,204,297

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–6

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Metals & Mining–0.25%
Steel Dynamics, Inc.	26,200	$ 2,559,740
		2,559,740
Multiline Retail–0.32%
†Dollar Tree, Inc.	16,000	2,263,040
†Ollie's Bargain Outlet Holdings, Inc.	21,400	1,002,376
		3,265,416
Oil, Gas & Consumable Fuels–4.24%
APA Corp.	28,700	1,339,716
Cheniere Energy, Inc.	49,200	7,378,032
Coterra Energy, Inc.	152,900	3,756,753
Devon Energy Corp.	147,800	9,091,178
Diamondback Energy, Inc.	41,100	5,621,658
Magnolia Oil & Gas Corp. Class A	41,100	963,795
Matador Resources Co.	16,200	927,288
Pioneer Natural Resources Co.	28,799	6,577,403
=πVenture Global LNG, Inc. Series B	36	532,629
=πVenture Global LNG, Inc. Series C	455	6,731,834
		42,920,286
Pharmaceuticals–0.32%
†Catalent, Inc.	36,569	1,645,971
†Elanco Animal Health, Inc.	49,118	600,222
Royalty Pharma PLC Class A	25,480	1,006,969
		3,253,162
Professional Services–2.01%
Booz Allen Hamilton Holding Corp.	19,220	2,008,875
†CoStar Group, Inc.	44,900	3,469,872
Equifax, Inc.	16,500	3,206,940
†FTI Consulting, Inc.	10,400	1,651,520
Leidos Holdings, Inc.	11,800	1,241,242
TransUnion	42,900	2,434,575
Verisk Analytics, Inc.	35,796	6,315,130
		20,328,154
Road & Rail–1.58%
JB Hunt Transport Services, Inc.	31,300	5,457,468
Landstar System, Inc.	8,000	1,303,200
Old Dominion Freight Line, Inc.	32,600	9,251,228
		16,011,896
Semiconductors & Semiconductor Equipment–5.55%
†Enphase Energy, Inc.	52,300	13,857,409
Entegris, Inc.	76,600	5,024,194
†First Solar, Inc.	6,400	958,656
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
KLA Corp.	5,000	$ 1,885,150
†Lattice Semiconductor Corp.	42,200	2,737,936
Marvell Technology, Inc.	45,911	1,700,543
Microchip Technology, Inc.	141,764	9,958,921
MKS Instruments, Inc.	8,000	677,840
Monolithic Power Systems, Inc.	18,900	6,683,229
†ON Semiconductor Corp.	104,700	6,530,139
†Silicon Laboratories, Inc.	9,300	1,261,731
Skyworks Solutions, Inc.	13,700	1,248,481
†Synaptics, Inc.	7,500	713,700
Teradyne, Inc.	33,700	2,943,695
		56,181,624
Software–12.78%
†ANSYS, Inc.	14,000	3,382,260
†AppLovin Corp. Class A	37,600	395,928
†Aspen Technology, Inc.	10,176	2,090,150
Bentley Systems, Inc. Class B	33,350	1,232,616
†Bill.com Holdings, Inc.	16,700	1,819,632
†Black Knight, Inc.	31,199	1,926,538
†Cadence Design Systems, Inc.	82,600	13,268,864
=πCanva, Inc.	607	334,943
†CCC Intelligent Solutions Holdings, Inc.	123,850	1,077,495
†Ceridian HCM Holding, Inc.	29,521	1,893,772
†Confluent, Inc. Class A	49,703	1,105,395
†Crowdstrike Holdings, Inc. Class A	84,995	8,949,124
=πDatabricks, Inc.	29,136	1,491,180
†Datadog, Inc. Class A	93,418	6,866,223
†Descartes Systems Group, Inc.	22,700	1,581,055
†DoubleVerify Holdings, Inc.	49,882	1,095,409
†Dynatrace, Inc.	35,588	1,363,020
†Fair Isaac Corp.	9,400	5,626,652
†Five9, Inc.	22,218	1,507,713
†Fortinet, Inc.	218,300	10,672,687
†Gitlab, Inc. Class A	24,970	1,134,637
†HubSpot, Inc.	16,559	4,787,704
†Informatica, Inc. Class A	67,900	1,106,091
†Manhattan Associates, Inc.	23,700	2,877,180
†nCino, Inc.	44,667	1,180,995
†Palo Alto Networks, Inc.	37,354	5,212,377
†Paycom Software, Inc.	21,050	6,532,026
†Paycor HCM, Inc.	43,600	1,066,892
†Paylocity Holding Corp.	18,100	3,516,106
†Procore Technologies, Inc.	24,674	1,164,119
†PTC, Inc.	35,651	4,279,546
†Qualtrics International, Inc. Class A	71,349	740,603
†Samsara, Inc. Class A	78,300	973,269
†SentinelOne, Inc. Class A	63,292	923,430

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–7

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
=πSNYK Ltd.	62,548	$ 718,433
†Synopsys, Inc.	42,600	13,601,754
=πTanium, Inc. Class B	26,961	118,898
†Tyler Technologies, Inc.	14,900	4,803,909
†Workiva, Inc.	14,100	1,183,977
†Zscaler, Inc.	51,600	5,774,040
		129,376,642
Specialty Retail–6.13%
†AutoZone, Inc.	5,618	13,854,999
†Burlington Stores, Inc.	12,100	2,453,396
†CarMax, Inc.	10,500	639,345
†Five Below, Inc.	22,600	3,997,262
†Floor & Decor Holdings, Inc. Class A	34,100	2,374,383
†O'Reilly Automotive, Inc.	12,600	10,634,778
†RH	4,200	1,122,198
Ross Stores, Inc.	36,900	4,282,983
Tractor Supply Co.	45,700	10,281,129
†Ulta Beauty, Inc.	20,653	9,687,703
Williams-Sonoma, Inc.	23,300	2,677,636
		62,005,812
Technology Hardware, Storage & Peripherals–0.10%
†Pure Storage, Inc. Class A	36,700	982,092
		982,092
Textiles, Apparel & Luxury Goods–1.15%
†Lululemon Athletica, Inc.	33,000	10,572,541
†Skechers USA, Inc. Class A	26,100	1,094,895
		11,667,436
Trading Companies & Distributors–2.53%
Fastenal Co.	196,100	9,279,452
Ferguson PLC	18,100	2,298,157
†SiteOne Landscape Supply, Inc.	36,200	4,246,984
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Trading Companies & Distributors (continued)
†United Rentals, Inc.	15,900	$ 5,651,178
Watsco, Inc.	16,600	4,140,040
		25,615,811
Total Common Stock (Cost $721,903,528)		1,001,112,939
CONVERTIBLE PREFERRED STOCKS–0.88%
=πCanva, Inc. Series A	36	19,865
=πCanva, Inc. Series A-3	1	552
=πCaris Life Sciences, Inc. Series D	107,248	705,692
=πDatabricks, Inc. Series F	61,884	3,167,223
=πDatabricks, Inc. Series G	6,699	342,855
=πDatabricks, Inc. Series H	16,050	821,439
=πDatarobot, Inc. Series G	43,773	166,775
=πRappi, Inc. Series E	27,648	995,605
=πSNYK Ltd. Series F	104,823	1,204,007
=πSocure, Inc. Series A	17,170	128,432
=πSocure, Inc. Series A-1	14,092	105,408
=πSocure, Inc. Series B	255	1,907
=πSocure, Inc. Series E	32,664	244,327
=πTanium, Inc. Series G	234,645	1,034,784
Total Convertible Preferred Stocks (Cost $9,934,202)		8,938,871

MONEY MARKET FUND–0.22%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 4.12%)	2,213,844	2,213,844
Total Money Market Fund (Cost $2,213,844)		2,213,844

TOTAL INVESTMENTS–100.03% (Cost $734,051,574)	1,012,265,654
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.03%)	(294,737)
NET ASSETS APPLICABLE TO 43,564,082 SHARES OUTSTANDING–100.00%	$1,011,970,917
NET ASSET VALUE PER SHARE–LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND STANDARD CLASS ($680,841,910 / 28,634,074 Shares)	$23.777
NET ASSET VALUE PER SHARE–LVIP T. ROWE PRICE STRUCTURED MID-CAP GROWTH FUND SERVICE CLASS ($331,129,007 / 14,930,008 Shares)	$22.179
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$ 758,277,346
Distributable earnings/(accumulated loss)	253,693,571
TOTAL NET ASSETS	$1,011,970,917

LVIP T. Rowe Price Structured Mid-Cap Growth Fund–8

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Net Assets (continued)

† Non-income producing.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, or have certain restrictions on resale which may limit their liquidity. At December 31, 2022, the aggregate value of restricted securities was $18,972,465, which represented 1.87% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Restricted Securities
Investment	Date of Acquisition	Cost	Value
Canva, Inc.	8/16/2021	$ 1,034,657	$ 334,943
Canva, Inc. Series A	11/4/2021	61,371	19,865
Canva, Inc. Series A-3	11/4/2021	1,705	552
Caris Life Sciences, Inc. Series D	5/11/2021	868,709	705,692
Databricks, Inc.	7/24/2020	466,419	1,491,180
Databricks, Inc. Series F	10/22/2019	885,940	3,167,223
Databricks, Inc. Series G	2/1/2021	396,063	342,855
Databricks, Inc. Series H	9/1/2021	1,179,420	821,439
Datarobot, Inc. Series G	6/11/2021	1,197,647	166,775
Rappi, Inc. Series E	9/8/2020	1,651,858	995,605
SNYK Ltd.	9/3/2021	897,220	718,433
SNYK Ltd. Series F	9/3/2021	1,495,342	1,204,007
Socure, Inc.	12/22/2021	227,017	105,677
Socure, Inc. Series A	12/22/2021	275,898	128,432
Socure, Inc. Series A-1	12/22/2021	226,439	105,408
Socure, Inc. Series B	12/22/2021	4,097	1,907
Socure, Inc. Series E	10/27/2021	524,865	244,327
Tanium, Inc. Class B	9/24/2020	307,226	118,898
Tanium, Inc. Series G	8/16/2015	1,164,848	1,034,784
Venture Global LNG, Inc. Series B	3/8/2018	108,720	532,629
Venture Global LNG, Inc. Series C	10/16/2017	1,693,275	6,731,834
Total		$14,668,736	$18,972,465

★ Includes $1,815,503 payable for securities purchased, $628,643 payable for fund shares redeemed, $75,006 other accrued expenses payable and $684,604 due to manager and affiliates as of December 31, 2022.

Summary of Abbreviations:
ADR–American Depositary Receipt
IT–Information Technology
LNG–Liquefied Natural Gas
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–9

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends	$ 8,781,077
Foreign taxes withheld	(32,605)
8,748,472
EXPENSES:
Management fees	7,321,721
Distribution fees-Service Class	903,023
Shareholder servicing fees	313,277
Accounting and administration expenses	217,328
Professional fees	60,116
Trustees’ fees and expenses	36,209
Reports and statements to shareholders	26,022
Custodian fees	12,923
Pricing fees	5,150
Consulting fees	3,415
Other	39,310
8,938,494
Less:
Management fees waived	(165,132)
Total operating expenses	8,773,362
NET INVESTMENT LOSS	(24,890)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss from:
Investments	(23,569,821)
Foreign currencies	(612)
Net realized loss	(23,570,433)
Net change in unrealized appreciation (depreciation) of investments	(290,197,460)
NET REALIZED AND UNREALIZED LOSS	(313,767,893)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(313,792,783)
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$ (24,890)	$ (5,667,797)
Net realized gain (loss)	(23,570,433)	163,201,609
Net change in unrealized appreciation (depreciation)	(290,197,460)	11,046,654
Net increase (decrease) in net assets resulting from operations	(313,792,783)	168,580,466
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(87,807,310)	(116,615,597)
Service Class	(45,407,661)	(64,060,033)
Return of capital:
Standard Class	(74,969)	—
Service Class	(37,660)	—
	(133,327,600)	(180,675,630)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	179,216,524	125,319,760
Service Class	44,580,127	59,787,171
Reinvestment of dividends and distributions:
Standard Class	87,882,279	116,615,597
Service Class	45,445,321	64,060,033
	357,124,251	365,782,561
Cost of shares redeemed:
Standard Class	(133,701,948)	(187,596,257)
Service Class	(53,845,524)	(72,856,925)
	(187,547,472)	(260,453,182)
Increase in net assets derived from capital share transactions	169,576,779	105,329,379
NET INCREASE (DECREASE) IN NET ASSETS	(277,543,604)	93,234,215
NET ASSETS:
Beginning of year	1,289,514,521	1,196,280,306
End of year	$1,011,970,917	$1,289,514,521
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–10

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 36.260	$ 36.647	$ 29.717	$ 23.259	$ 25.969
Income (loss) from investment operations:
Net investment income (loss)[1]	0.022	(0.135)	(0.012)	0.058	0.094
Net realized and unrealized gain (loss)	(9.040)	5.240	9.016	8.512	(0.608)
Total from investment operations	(9.018)	5.105	9.004	8.570	(0.514)
Less dividends and distributions from:
Net investment income	(0.001)	(0.005)	—	(0.047)	(0.099)
Net realized gain	(3.461)	(5.487)	(2.074)	(2.065)	(2.097)
Return of capital	(0.003)	—	—	—	—
Total dividends and distributions	(3.465)	(5.492)	(2.074)	(2.112)	(2.196)
Net asset value, end of period	$ 23.777	$ 36.260	$ 36.647	$ 29.717	$ 23.259
Total return[2]	(24.52%)	13.84%	31.69%	37.40%	(3.08%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 680,842	$837,074	$786,921	$688,038	$547,099
Ratio of expenses to average net assets	0.73%	0.71%	0.73%	0.74%	0.76%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.75%	0.73%	0.74%	0.75%	0.76%
Ratio of net investment income (loss) to average net assets	0.08%	(0.35%)	(0.04%)	0.21%	0.34%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.06%	(0.37%)	(0.05%)	0.20%	0.34%
Portfolio turnover	38%	36%	53%	19%	24%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–11

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP T. Rowe Price Structured Mid-Cap Growth Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 34.219	$ 34.939	$ 28.489	$ 22.385	$ 25.068
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.044)	(0.219)	(0.085)	(0.012)	0.025
Net realized and unrealized gain (loss)	(8.535)	4.991	8.609	8.181	(0.571)
Total from investment operations	(8.579)	4.772	8.524	8.169	(0.546)
Less dividends and distributions from:
Net investment income	0.003	(0.005)	—	—	(0.040)
Net realized gain	(3.461)	(5.487)	(2.074)	(2.065)	(2.097)
Return of capital	(0.003)	—	—	—	—
Total dividends and distributions	(3.461)	(5.492)	(2.074)	(2.065)	(2.137)
Net asset value, end of period	$ 22.179	$ 34.219	$ 34.939	$ 28.489	$ 22.385
Total return[2]	(24.71%)	13.56%	31.37%	37.06%	(3.31%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 331,129	$452,441	$409,360	$322,875	$209,406
Ratio of expenses to average net assets	0.98%	0.96%	0.98%	0.99%	1.01%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.00%	0.98%	0.99%	1.00%	1.01%
Ratio of net investment income (loss) to average net assets	(0.17%)	(0.60%)	(0.29%)	(0.04%)	0.09%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.19%)	(0.62%)	(0.30%)	(0.05%)	0.09%
Portfolio turnover	38%	36%	53%	19%	24%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–12

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP T. Rowe Price Structured Mid-Cap Growth Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to maximize the value of your shares (capital appreciation).
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments including restricted securities, for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–13

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2022.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $200 million of the Fund’s average daily net assets; 0.70% of the next $200 million; and 0.65% of the Fund’s average daily net assets in excess of $400 million.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of the Fund’s average daily net assets in excess of $750 million.   The agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Trust’s Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
T. Rowe Price (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$77,650
Legal	13,978
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $14,935 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–14

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$586,867
Distribution fees payable to LFD	72,143
Shareholder servicing fees payable to Lincoln Life	25,594
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$450,353,662
Sales	411,687,858
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$737,759,878
Aggregate unrealized appreciation of investments	$348,720,805
Aggregate unrealized depreciation of investments	(74,215,029)
Net unrealized appreciation of investments	$274,505,776
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following tables summarize the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$ 12,292,039	$—	$ —	$ 12,292,039
Air Freight & Logistics	2,047,224	—	—	2,047,224
Airlines	6,704,600	—	—	6,704,600
Auto Components	2,232,266	—	—	2,232,266
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–15

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Banks	$ 4,636,384	$—	$ —	$ 4,636,384
Beverages	5,891,364	—	—	5,891,364
Biotechnology	27,996,804	—	—	27,996,804
Building Products	12,731,424	—	—	12,731,424
Capital Markets	35,235,115	—	—	35,235,115
Chemicals	20,864,073	—	—	20,864,073
Commercial Services & Supplies	36,744,364	—	—	36,744,364
Communications Equipment	13,899,179	—	—	13,899,179
Construction & Engineering	7,253,065	—	—	7,253,065
Construction Materials	5,624,183	—	—	5,624,183
Consumer Finance	4,226,256	—	—	4,226,256
Containers & Packaging	6,851,809	—	—	6,851,809
Distributors	4,716,348	—	—	4,716,348
Diversified Consumer Services	2,421,804	—	—	2,421,804
Diversified Financial Services	7,673,937	—	—	7,673,937
Diversified Telecommunication Services	—	—	105,677	105,677
Electrical Equipment	12,593,457	—	—	12,593,457
Electronic Equipment, Instruments & Components	31,753,849	—	—	31,753,849
Energy Equipment & Services	7,511,915	—	—	7,511,915
Entertainment	6,834,623	—	—	6,834,623
Equity Real Estate Investment Trusts	27,206,319	—	—	27,206,319
Food & Staples Retailing	7,566,582	—	—	7,566,582
Food Products	14,421,201	—	—	14,421,201
Health Care Equipment & Supplies	43,168,068	—	—	43,168,068
Health Care Providers & Services	25,193,730	—	—	25,193,730
Health Care Technology	6,326,742	—	—	6,326,742
Hotels, Restaurants & Leisure	54,483,886	—	—	54,483,886
Household Durables	5,521,258	—	—	5,521,258
Household Products	943,137	—	—	943,137
Independent Power and Renewable Electricity Producers	3,101,840	—	—	3,101,840
Insurance	18,773,485	—	—	18,773,485
Interactive Media & Services	5,924,602	—	—	5,924,602
Internet & Direct Marketing Retail	2,526,513	—	—	2,526,513
IT Services	51,687,145	—	—	51,687,145
Leisure Products	2,476,192	—	—	2,476,192
Life Sciences Tools & Services	50,775,069	—	—	50,775,069
Machinery	12,803,043	—	—	12,803,043
Media	15,204,297	—	—	15,204,297
Metals & Mining	2,559,740	—	—	2,559,740
Multiline Retail	3,265,416	—	—	3,265,416
Oil, Gas & Consumable Fuels	35,655,823	—	7,264,463	42,920,286
Pharmaceuticals	3,253,162	—	—	3,253,162
Professional Services	20,328,154	—	—	20,328,154
Road & Rail	16,011,896	—	—	16,011,896
Semiconductors & Semiconductor Equipment	56,181,624	—	—	56,181,624
Software	126,713,188	—	2,663,454	129,376,642
Specialty Retail	62,005,812	—	—	62,005,812
Technology Hardware, Storage & Peripherals	982,092	—	—	982,092
Textiles, Apparel & Luxury Goods	11,667,436	—	—	11,667,436
Trading Companies & Distributors	25,615,811	—	—	25,615,811
Convertible Preferred Stocks	—	—	8,938,871	8,938,871
Money Market Fund	2,213,844	—	—	2,213,844
Total Investments	$993,293,189	$—	$18,972,465	$1,012,265,654
During the year ended December 31, 2022, there were no material transfers to or from Level 3 investments.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–16

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table displays a summary of the valuation techniques and unobservable inputs used to value the Fund’s securities characterized as Level 3 investments for the period ended December 31, 2022.
Asset Type	Fair Value at December 31, 2022	Valuation Technique(s)	Unobservable Input	Range (Average)(c)
Common Stock	$ 10,033,594	Recent Transaction	#	#
		Market Comparable Companies	Enterprise Value to Sales Multiple (b)	5.1x-26.0x (N/A)
		Market Comparable Companies	Enterprise Value to EBITDA Multiple (b)	10.1x-14.0x (12.0x)
		Market Comparable Companies	Enterprise Value to Gross Profit Multiple (b)	6.0x-18.4x (N/A)
		Market Comparable Companies	Enterprise Value to Billings Multiple (b)	5.4x (N/A)
		Market Comparable Companies	Projected future value discount rate (a)	13% (N/A)
		Market Comparable Companies	Present Value Factor	0.555 (N/A)
		Market Comparable Companies	Projected future value discount rate term	5 years (N/A)
		Market Comparable Companies	Discount for Lack of Marketability (a)	10% (N/A)
Convertible Preferred Stock	$ 8,938,871	Recent Transaction	#	#
		Market Comparable Companies	Enterprise Value to Sales Multiple (b)	2.3x-26.0x (N/A)
		Market Comparable Companies	Enterprise Value to Gross Profit Multiple (b)	4.9x-18.4x (N/A)
		Market Comparable Companies	Enterprise Value to Billings Multiple (b)	5.4x (N/A)
		Market Comparable Companies	Enterprise Value to Gross Merchandise Value Multiple (b)	0.5x (N/A)
		Market Comparable Companies	Discount for Lack of Marketability (a)	10% (N/A)
Total	$ 18,972,465
# The quantitative unobservable inputs within this category are based on recent transactions or valuation from a pricing service. There were no quantitative unobservable inputs significant to the valuation technique that were created by the fund’s management.
(a) Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(b) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.
(c) Unobservable inputs were weighted by the relative fair value of the investments, where applicable.
Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to significantly increase or decrease the fair value of the Fund's securities.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:
	Common Stock	Convertible Preferred Stock	Total
Balance as of 12/31/21	$ 7,469,811	$14,819,831	$22,289,642
Reclassifications	—	—	—
Purchases	—	—	—
Sales	—	—	—
Transfer In	—	—	—
Transfer Out	—	—	—
Accretion/(amortization)	—	—	—
Net realized gain	—	—	—
Net change in unrealized appreciation (depreciation)	2,563,783	(5,880,960)	(3,317,177)
Balance as of 12/31/22	$10,033,594	$ 8,938,871	$18,972,465
Net change in unrealized appreciation (depreciation) from Level 3 investments still held as of 12/31/22	$ 2,563,783	$ (5,880,960)	$ (3,317,177)
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to net operating losses   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–17

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/22	12/31/21
Ordinary income	$—	$28,748,224
Long-term capital gains	133,214,971	151,927,406
Return of capital	112,629	—
Total	$133,327,600	$180,675,630
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$ (20,812,203)
Other temporary differences	(2)
Net unrealized appreciation	274,505,776
Distributable earnings/(accumulated loss)	$253,693,571
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, the Fund recorded the following permanent reclassifications primarily related to tax treatment of gain (loss) on foreign currency transactions and net operating losses:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$37,330	$(37,330)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2022, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Total
$20,812,203	$20,812,203
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	6,499,309	3,308,344
Service Class	1,652,620	1,672,407
Shares reinvested:
Standard Class	3,826,744	3,149,491
Service Class	2,120,541	1,830,982
	14,099,214	9,961,224
Shares redeemed:
Standard Class	(4,777,534)	(4,845,012)
Service Class	(2,065,113)	(1,997,820)
	(6,842,647)	(6,842,832)
Net increase	7,256,567	3,118,392
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–18

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Notes to Financial Statements (continued)
 7. Line of Credit (continued)
respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Risk Factors
The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2022. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.   Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.   Restricted securities have been identified on the Statement of Net Assets.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.   Restricted securities have been identified on the Statement of Net Assets.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–19

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP T. Rowe Price Structured Mid-Cap Growth Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–20

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–21

LVIP T. Rowe Price Structured Mid-Cap Growth Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver on assets over $750 million for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and T. Rowe Price Associates, Inc. (“T. Rowe”) on behalf of the LVIP T. Rowe Price Structured Mid-Cap Growth Fund, the Board considered the nature, extent and quality of services provided by T. Rowe under the subadvisory agreement. The Board reviewed the services provided by T. Rowe and the reputation, resources and investment approach of T. Rowe. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP T. Rowe Price Structured Mid-Cap Growth Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Mid-Cap Growth funds category and the Russell Mid Cap Growth Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one- and ten-year periods, below the return of the Morningstar peer group median and the benchmark index for the three-year period and below the return of the Morningstar peer group median and above the return of the benchmark index for the five-year period. The Board concluded that the services provided by T. Rowe were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule, which contains breakpoints, the fees charged to other registered funds managed by T. Rowe with similar investment strategies. The Board considered that LIAC compensates T. Rowe from its fees and that the subadvisory fee schedule for the Fund was negotiated between LIAC and T. Rowe, an unaffiliated third party. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered that the subadvisory fee schedule was negotiated between LIAC and T. Rowe, an unaffiliated third party, and that LIAC compensates T. Rowe from its fees. The Board reviewed materials provided by T. Rowe as to any additional benefits it receives and considered other benefits to T. Rowe, such as including the Fund’s assets in its assets under management.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP T. Rowe Price Structured Mid-Cap Growth Fund–27

LVIP U.S. Growth Allocation Managed Risk Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP U.S. Growth Allocation Managed Risk Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP U.S. Growth Allocation Managed Risk Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Milliman Financial Risk Management LLC
The Fund returned (20.13)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its composite benchmark, the U.S. Growth Blended Composite1, returned (16.98)% and its broad-based benchmark index, the Russell 1000 Index2, returned (19.13)%.
2022 was a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates, and negative returns for most asset classes.
 There was a worldwide inflation surge from mid-2021 to 2022, driven by a rapid recovery of consumer demand amid widespread supply shortages. The effects of the Covid-19 pandemic continued to ease but still contributed to disruptions in global supply chains. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced persistent and structural increases climbing to levels not seen in four decades, with similarly high readings in most other countries. Furthermore, the abrupt Russian invasion of Ukraine exacerbated economic disruptions and supply shortages that added to inflationary pressures and market volatility.
 In order to combat high inflation, the U.S. Federal Reserve (“Fed”), along with other major central banks, had to take drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near-zero rate, the Fed hiked the Fed Funds rate by 4.25% in 2022, which was the fastest pace of rate hikes ever. Out of the five times rates hiked 75bps in the past 30 years, four took place in 2022.  Moreover, these rate hikes coincided with a reversal from quantitative easing to a period of quantitative tightening, which involved the Fed shrinking its $9 trillion balance sheet and reducing market liquidity. As a result, U.S. Treasury yields reversed their long-past-four-decade decline. The 10-year U.S. treasury yield rose sharply from 1.51% at the end of 2021 to 3.88% as of December 31, 2022. The yield spread between the 2-year and 10-year U.S. Treasury also closed the year at –55bps, marking the largest inversion seen since 1981. These dynamics resulted in U.S. fixed-income markets suffering the worst year in history. In 2022, for the first time ever, both the Bloomberg U.S. Aggregate Bond Index3 and the Bloomberg U.S. Treasury Index4 posted double digit negative returns of 13.1% (-13.1%) and 12.5% (-12.5%), respectively, which were the worst yearly returns since the inception of those indices in the 1970s. However, despite much higher yields, credit spreads were generally resilient, especially in the second half of the year on the strength of healthy corporate fundamentals.
 After rising for three consecutive years, from the beginning of 2019 to year-end 2021, the S&P 500® Index5 (total return) doubled and Nasdaq® Composite Index6 more than doubled. This remarkable bull market came to an end in 2022. While earnings growth was positive during the first three quarters of the year, financial conditions continued to tighten and equity market volatility, as indicated by the CBOE Volatility Index7, stayed elevated throughout the year. Sharply rising interest rates diminished the equity risk premium and compressed price multiples. During 2022, domestic equity markets entered the longest and one of the worst bear markets since the Global Financial Crisis of 2008. The S&P 500® Index (total return) returned
(18.1%), and the Nasdaq® Composite Index returned (32.4%). Wide dispersion in performance across investment styles and geographies continued throughout 2022. Value-oriented equities, known for their more defensive characteristics, outperformed growth-oriented equities across all market capitalizations.  Within the U.S., mega cap equities suffered the worst declines, followed by more economically sensitive small cap equities.  Developed international equity markets fared slightly better, outperforming domestic equity markets.  However, emerging market equities lagged all other geographies partly fueled by a slowdown in economic activity, highlighted by China’s zero-Covid policy that persisted through much of 2022.
 The LVIP U.S. Growth Allocation Managed Risk Fund operates in a fund of funds structure and is designed to give broad exposure to domestic equities and fixed income securities by investing in a combination of actively managed, passive index and rules-based funds.
 The performance of the Fund and its underlying funds were impacted by varied market conditions during 2022, most notably the dispersion of returns between growth and value styles.  From a return standpoint, domestic equities broadly underperformed fixed income on a relative basis. During 2022, equity allocations to value-oriented funds generally contributed positively to performance.  Conversely, equity allocations to growth-oriented large and mid-cap actively managed funds generally detracted as they underperformed their respective equity index within the composite benchmark.  Within fixed income, allocations to short duration bonds contributed to Fund returns, however a majority of fixed income funds detracted from returns as they underperformed the fixed income index component of the Fund’s composite benchmark.
 Due to a difficult market environment with high equity and cross-asset volatility, repeated V-shaped markets and unprecedented positive equity-bond correlation, the risk management overlay of the Fund reduced Fund volatility materially but had a negative impact on relative performance in 2022.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma Michael Hoppe Jay Shearon Lu Fan
Milliman Financial Risk Management LLC:	Jeff Greco Anthony Nese
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP U.S. Growth Allocation Managed Risk Fund–1

LVIP U.S. Growth Allocation Managed Risk Fund
2022 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 5/1/15 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP U.S. Growth Allocation Managed Risk Fund shares on 5/1/15 (commencement of operations). As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,911 for the Standard Class shares and to $12,667 for the Service Class shares. For comparison, look at how the U.S. Growth Blended Composite and Russell 1000 Index did over the same period. The same $10,000 investment would have increased to $16,856 and $20,821, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 20.13%
Five Years	+ 2.24%
Inception (5/1/15)	+ 3.39%
Service Class Shares
One Year	- 20.33%
Five Years	+ 1.99%
Inception (5/1/15)	+ 3.13%
1. U.S. Growth Blended Composite, an unmanaged index compiled by the Fund’s adviser, is constructed as follows: 49% Russell 1000® Index, 30% Bloomberg U.S. Aggregate Bond Index, 14% Russell Midcap® Index, and 7% Russell 2000® Index.
2. The Russell 1000® Index measures the performance of the largest 1,000 U.S companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
3.The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
4.The Bloomberg U.S. Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The US Treasury Index is a component of the US Aggregate, US Universal, Global Aggregate and Global Treasury Indices. The US Treasury Index has history back to January 1, 1973.
5.The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
6.The Nasdaq® Composite index is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces the order of magnitude of the result.
7.The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.

LVIP U.S. Growth Allocation Managed Risk Fund–2

LVIP U.S. Growth Allocation Managed Risk Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$978.90	0.30%	$1.50
Service Class Shares	1,000.00	977.80	0.55%	2.74
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.70	0.30%	$1.53
Service Class Shares	1,000.00	1,022.50	0.55%	2.80

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.

LVIP U.S. Growth Allocation Managed Risk Fund–3

LVIP U.S. Growth Allocation Managed Risk Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	94.91%
Investment Companies	94.91%
Equity Funds	64.51%
Fixed Income Funds	29.44%
Global Equity Fund	0.96%
Unaffiliated Investment	3.59%
Investment Company	3.59%
Money Market Fund	3.59%
Total Investments	98.50%
Receivables and Other Assets Net of Liabilities	1.50%
Total Net Assets	100.00%
LVIP U.S. Growth Allocation Managed Risk Fund–4

LVIP U.S. Growth Allocation Managed Risk Fund
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–94.91%
INVESTMENT COMPANIES–94.91%
Equity Funds–64.51%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Baron Growth Opportunities Fund	573,979	$ 37,294,878
LVIP Channing Small Cap Value Fund	1,564,638	14,917,254
LVIP MFS Value Fund	4,546,604	231,076,604
LVIP SSGA Mid-Cap Index Fund	3,430,244	39,125,357
LVIP SSGA Nasdaq-100 Index Fund	1,313,308	10,167,628
LVIP SSGA S&P 500 Index Fund	12,812,226	279,934,328
LVIP SSGA Small-Cap Index Fund	2,063,949	56,424,248
LVIP SSGA Small-Mid Cap 200 Fund	2,992,092	32,003,419
LVIP T. Rowe Price Growth Stock Fund	5,885,367	205,522,909
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	2,318,202	55,124,527
LVIP Wellington SMID Cap Value Fund	3,208,207	79,435,206
		1,041,026,358
Fixed Income Funds–29.44%
✧✧Lincoln Variable Insurance Products Trust-
LVIP BlackRock Inflation Protected Bond Fund	879,776	7,842,328
LVIP Delaware Bond Fund	11,794,774	134,814,262
LVIP JPMorgan High Yield Fund	3,781,230	34,556,660
LVIP PIMCO Low Duration Bond Fund	3,713,172	34,038,644
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
✧✧Lincoln Variable Insurance Products Trust- (continued)
LVIP SSGA Bond Index Fund	12,546,343	$ 122,602,867
LVIP SSGA Short-Term Bond Index Fund	734,899	7,117,495
LVIP Western Asset Core Bond Fund	16,225,689	134,040,417
		475,012,673
Global Equity Fund–0.96%
✧✧Lincoln Variable Insurance Products Trust– LVIP BlackRock Global Real Estate Fund	2,268,782	15,507,123
		15,507,123
Total Affiliated Investments (Cost $1,457,742,302)		1,531,546,154

UNAFFILIATED INVESTMENT–3.59%
INVESTMENT COMPANY–3.59%
Money Market Fund–3.59%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	57,998,116	57,998,116
Total Unaffiliated Investment (Cost $57,998,116)		57,998,116

TOTAL INVESTMENTS–98.50% (Cost $1,515,740,418)	1,589,544,270
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.50%	24,216,314
NET ASSETS APPLICABLE TO 161,427,854 SHARES OUTSTANDING–100.00%	$1,613,760,584

✧✧ Standard Class shares.
LVIP U.S. Growth Allocation Managed Risk Fund–5

LVIP U.S. Growth Allocation Managed Risk Fund
Schedule of Investments (continued)
The following futures contracts were outstanding at December 31, 2022:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
(574)	E-mini Russell 2000 Index	$ (50,824,830)	$ (51,639,684)	3/17/23	$ 814,854	$—
(1,405)	E-mini S&P 500 Index	(271,235,250)	(276,958,571)	3/17/23	5,723,321	—
(292)	E-mini S&P MidCap 400 Index	(71,323,920)	(72,047,688)	3/17/23	723,768	—
Total Futures Contracts					$7,261,943	$—
The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022. Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund–6

LVIP U.S. Growth Allocation Managed Risk Fund
Statement of Assets and Liabilities
December 31, 2022
ASSETS:
Affiliated investments, at value	$1,531,546,154
Unaffiliated investments, at value	57,998,116
Cash collateral held at broker for futures contracts	22,164,200
Variation margin due from broker on futures contracts	2,670,532
Dividends and interest receivable	194,792
Receivable for fund shares sold	123,638
Prepaid expenses	6,925
TOTAL ASSETS	1,614,704,357
LIABILITIES:
Due to manager and affiliates	717,745
Payable for securities purchased	137,740
Payable for fund shares redeemed	31,406
Other accrued expenses payable	29,447
Payable for audit fee	27,435
TOTAL LIABILITIES	943,773
TOTAL NET ASSETS	$1,613,760,584
Affiliated investments, at cost	$1,457,742,302
Unaffiliated investments, at cost	57,998,116
Standard Class:
Net Assets	$ 14,915,145
Shares Outstanding	1,490,276
Net Asset Value Per Share	$ 10.008
Service Class:
Net Assets	$1,598,845,439
Shares Outstanding	159,937,578
Net Asset Value Per Share	$ 9.997
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$1,681,151,348
Distributable earnings/(accumulated loss)	(67,390,764)
TOTAL NET ASSETS	$1,613,760,584
See accompanying notes, which are an integral part of the financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund–7

LVIP U.S. Growth Allocation Managed Risk Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends from affiliated investments	$ 25,884,358
Dividends from unaffiliated investments	322,623
26,206,981
EXPENSES:
Management fees	4,315,595
Distribution fees-Service Class	4,278,241
Shareholder servicing fees	500,609
Accounting and administration expenses	212,106
Professional fees	68,600
Trustees’ fees and expenses	57,559
Custodian fees	23,574
Reports and statements to shareholders	21,302
Consulting fees	4,554
Pricing fees	666
Other	34,246
9,517,052
Less:
Management fees waived	(172,624)
Total operating expenses	9,344,428
NET INVESTMENT INCOME	16,862,553
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(13,190,125)
Sale of unaffiliated investments	1,061,600
Distributions from affiliated investment companies	106,896,994
Futures contracts	(54,635,269)
Net realized gain	40,133,200
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(475,383,810)
Futures contracts	6,029,607
Net change in unrealized appreciation (depreciation)	(469,354,203)
NET REALIZED AND UNREALIZED LOSS	(429,221,003)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(412,358,450)
See accompanying notes, which are an integral part of the financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 16,862,553	$ 15,216,257
Net realized gain	40,133,200	100,741,398
Net change in unrealized appreciation (depreciation)	(469,354,203)	148,764,171
Net increase (decrease) in net assets resulting from operations	(412,358,450)	264,721,826
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(933,379)	(662,799)
Service Class	(101,673,602)	(71,573,919)
Return of capital:
Standard Class	(19,679)	—
Service Class	(2,253,896)	—
	(104,880,556)	(72,236,718)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	2,520,697	2,252,626
Service Class	116,599,682	119,302,744
Reinvestment of dividends and distributions:
Standard Class	953,058	662,799
Service Class	103,927,498	71,573,919
	224,000,935	193,792,088
Cost of shares redeemed:
Standard Class	(1,707,378)	(896,489)
Service Class	(113,386,774)	(121,107,084)
	(115,094,152)	(122,003,573)
Increase in net assets derived from capital share transactions	108,906,783	71,788,515
NET INCREASE (DECREASE) IN NET ASSETS	(408,332,223)	264,273,623
NET ASSETS:
Beginning of year	2,022,092,807	1,757,819,184
End of year	$1,613,760,584	$2,022,092,807
See accompanying notes, which are an integral part of the financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund–8

LVIP U.S. Growth Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP U.S. Growth Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 13.421	$ 12.092	$ 11.393	$ 10.250	$ 10.960
Income (loss) from investment operations:
Net investment income[1]	0.138	0.137	0.140	0.172	0.175
Net realized and unrealized gain (loss)	(2.840)	1.717	0.822	1.570	(0.681)
Total from investment operations	(2.702)	1.854	0.962	1.742	(0.506)
Less dividends and distributions from:
Net investment income	(0.155)	(0.358)	(0.202)	(0.177)	(0.202)
Net realized gain	(0.541)	(0.167)	(0.061)	(0.422)	(0.002)
Return of capital	(0.015)	—	—	—	—
Total dividends and distributions	(0.711)	(0.525)	(0.263)	(0.599)	(0.204)
Net asset value, end of period	$ 10.008	$ 13.421	$ 12.092	$ 11.393	$ 10.250
Total return[2]	(20.13%)	15.37%	8.50%	17.18%	(4.62%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 14,915	$ 17,656	$14,053	$ 17,450	$ 12,113
Ratio of expenses to average net assets[3]	0.29%	0.29%	0.29%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.30%	0.30%	0.43%	0.75%
Ratio of net investment income to average net assets	1.23%	1.05%	1.25%	1.56%	1.60%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.22%	1.04%	1.24%	1.42%	1.15%
Portfolio turnover	22%	15%	30%	17%	24%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver/reimbursed by the manager. Performance would have been lower had the waiver/reimbursement not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund–9

LVIP U.S. Growth Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP U.S. Growth Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 13.406	$ 12.081	$ 11.385	$ 10.248	$ 10.959
Income (loss) from investment operations:
Net investment income[1]	0.110	0.104	0.112	0.144	0.148
Net realized and unrealized gain (loss)	(2.835)	1.714	0.820	1.567	(0.680)
Total from investment operations	(2.725)	1.818	0.932	1.711	(0.532)
Less dividends and distributions from:
Net investment income	(0.128)	(0.326)	(0.175)	(0.152)	(0.177)
Net realized gain	(0.541)	(0.167)	(0.061)	(0.422)	(0.002)
Return of capital	(0.015)	—	—	—	—
Total dividends and distributions	(0.684)	(0.493)	(0.236)	(0.574)	(0.179)
Net asset value, end of period	$ 9.997	$ 13.406	$ 12.081	$ 11.385	$ 10.248
Total return[2]	(20.33%)	15.08%	8.24%	16.88%	(4.86%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,598,845	$2,004,437	$1,743,766	$1,498,376	$1,067,849
Ratio of expenses to average net assets[3]	0.54%	0.54%	0.54%	0.55%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.55%	0.55%	0.55%	0.68%	1.00%
Ratio of net investment income to average net assets	0.98%	0.80%	1.00%	1.31%	1.35%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.97%	0.79%	0.99%	1.17%	0.90%
Portfolio turnover	22%	15%	30%	17%	24%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver/reimbursed by the manager. Performance would have been lower had the waiver/reimbursement not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund–10

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP U.S. Growth Allocation Managed Risk Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies that are advised by Lincoln Investment Advisors Corporation (“LIAC”) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation – The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
LVIP U.S. Growth Allocation Managed Risk Fund–11

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements (continued)
2. Management Fees and Other Transactions With Affiliates
LIAC is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of the Fund's average daily net assets.    LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.01% of the Fund’s average daily net assets.   This agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
 The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Fund's managed risk strategy. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$123,704
Legal	22,101
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $4,820 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$333,364
Distribution fees payable to LFD	344,099
Shareholder servicing fees payable to Lincoln Life	40,282
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP U.S. Growth Allocation Managed Risk Fund–12

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2022, were as follows:
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-94.91%@
Equity Funds-64.51%@
✧✧LVIP Baron Growth Opportunities Fund	$ 49,423,428	$ 11,041,341	$ 7,564,520	$ (502,367)	$ (15,103,004)	$ 37,294,878	573,979	$ —	$ 2,973,881
✧✧‡LVIP Channing Small Cap Value Fund	—	16,564,221	950,577	24,482	(720,872)	14,917,254	1,564,638	58,743	—
✧✧LVIP MFS Value Fund	314,248,081	30,754,768	80,110,564	6,741,136	(40,556,817)	231,076,604	4,546,604	4,030,162	10,250,869
✧✧LVIP SSGA Mid-Cap Index Fund	50,729,707	7,502,444	7,492,471	(71,814)	(11,542,509)	39,125,357	3,430,244	500,222	4,533,792
✧✧LVIP SSGA Nasdaq-100 Index Fund	13,986,344	2,453,724	1,454,560	(131,217)	(4,686,663)	10,167,628	1,313,308	50,522	172,461
✧✧LVIP SSGA S&P 500 Index Fund	380,191,907	46,440,120	49,457,242	7,556,005	(104,796,462)	279,934,328	12,812,226	4,132,053	26,913,936
✧✧LVIP SSGA Small-Cap Index Fund	96,941,901	11,569,190	26,562,527	(2,773,233)	(22,751,083)	56,424,248	2,063,949	593,608	6,540,458
✧✧LVIP SSGA Small-Mid Cap 200 Fund	48,847,552	3,848,903	12,750,935	(1,225,645)	(6,716,456)	32,003,419	2,992,092	1,051,143	1,225,867
✧✧LVIP T. Rowe Price Growth Stock Fund	255,632,148	140,096,604	37,310,012	(8,344,715)	(144,551,116)	205,522,909	5,885,367	—	37,470,093
✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	68,034,410	21,085,931	10,307,985	(1,135,833)	(22,551,996)	55,124,527	2,318,202	—	7,036,759
✧✧LVIP Wellington SMID Cap Value Fund	106,849,522	16,463,431	24,638,922	(238,101)	(19,000,724)	79,435,206	3,208,207	627,133	9,281,759
Fixed Income Funds-29.44%@
✧✧LVIP BlackRock Inflation Protected Bond Fund	9,951,851	1,266,263	2,270,076	(183,577)	(922,133)	7,842,328	879,776	654,032	—
✧✧LVIP Delaware Bond Fund	162,079,012	22,270,322	23,776,033	(4,036,540)	(21,722,499)	134,814,262	11,794,774	4,248,521	—
✧✧LVIP JPMorgan High Yield Fund	50,129,013	3,493,132	12,284,614	(1,109,235)	(5,671,636)	34,556,660	3,781,230	2,035,422	—
✧✧LVIP PIMCO Low Duration Bond Fund	15,936,868	22,724,445	3,399,725	(170,108)	(1,052,836)	34,038,644	3,713,172	547,388	—
✧✧LVIP SSGA Bond Index Fund	155,244,432	14,049,651	24,062,021	(3,130,681)	(19,498,514)	122,602,867	12,546,343	2,787,891	—
✧✧LVIP SSGA Short-Term Bond Index Fund	8,968,405	828,725	2,246,889	(126,124)	(306,622)	7,117,495	734,899	99,564	39,219
✧✧LVIP Western Asset Core Bond Fund	163,526,166	21,104,566	20,242,744	(3,451,061)	(26,896,510)	134,040,417	16,225,689	4,251,064	—
Global Equity Fund-0.96%@
✧✧LVIP BlackRock Global Real Estate Fund	20,392,507	7,595,276	5,263,805	(881,497)	(6,335,358)	15,507,123	2,268,782	216,890	457,900
Total	$1,971,113,254	$401,153,057	$352,146,222	$(13,190,125)	$(475,383,810)	$1,531,546,154		$25,884,358	$106,896,994

@ As a percentage of Net Assets as of December 31, 2022.
✧✧ Standard Class shares.
‡ Issuer was not an investment of the Fund at December 31, 2021.
LVIP U.S. Growth Allocation Managed Risk Fund–13

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$406,376,014
Sales	355,857,815
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$1,560,944,627
Aggregate unrealized appreciation of investments and derivatives	$ 135,037,321
Aggregate unrealized depreciation of investments and derivatives	(106,437,681)
Net unrealized appreciation of investments and derivatives	$ 28,599,640
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. The amount and character of tax-basis distributions, if any, and tax composition of distributable earnings/(accumulated loss), as shown on the Statement of Assets and Liabilities are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of December 31, 2022.
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Companies	$1,531,546,154	$—	$—	$1,531,546,154
Unaffiliated Investment Company	57,998,116	—	—	57,998,116
Total Investments	$1,589,544,270	$—	$—	$1,589,544,270
Derivatives:
Assets:
Futures Contracts	$ 7,261,943	$—	$—	$ 7,261,943
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S.
LVIP U.S. Growth Allocation Managed Risk Fund–14

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
GAAP.   These differences are primarily due to distributions in excess for required excise distributions.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$42,076,460	$56,901,906
Long-term capital gains	60,530,521	15,334,812
Return of capital	2,273,575	—
Total	$104,880,556	$72,236,718
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$(19,038,508)
Other temporary differences	(76,951,896)
Net unrealized appreciation	28,599,640
Distributable earnings/(accumulated loss)	$(67,390,764)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2022, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Total
$19,038,508	$19,038,508
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	227,181	172,563
Service Class	10,354,540	9,142,769
Shares reinvested:
Standard Class	94,043	49,357
Service Class	10,270,898	5,339,377
	20,946,662	14,704,066
Shares redeemed:
Standard Class	(146,467)	(68,573)
Service Class	(10,209,200)	(9,302,541)
	(10,355,667)	(9,371,114)
Net increase	10,590,995	5,332,952
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
LVIP U.S. Growth Allocation Managed Risk Fund–15

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements (continued)
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2022, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.
Fair values of derivative instruments as of December 31, 2022 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due from broker on futures contracts	$7,261,943	Variation margin due from broker on futures contracts	$—

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(39,152,206)	$6,029,607
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(15,483,063)	—
Total		$(54,635,269)	$6,029,607
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$53,542,331	$424,149,237
LVIP U.S. Growth Allocation Managed Risk Fund–16

LVIP U.S. Growth Allocation Managed Risk Fund
Notes to Financial Statements (continued)
9. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP U.S. Growth Allocation Managed Risk Fund–17

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP U.S. Growth Allocation Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP U.S. Growth Allocation Managed Risk Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP U.S. Growth Allocation Managed Risk Fund–18

LVIP U.S. Growth Allocation Managed Risk Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data and Milliman, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar, Broadridge and Milliman provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a risk management strategy using up to 20% of the Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Underlying Sleeve”). The Board considered that the risk management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts. The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of each Fund; and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve, both to the performance of funds in different peer groups of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2022. The Board considered complex-wide information provided by Broadridge that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information provided by Broadridge. The Board also considered an impact analysis provided by LIAC of the overlay/cash positions on the overall portfolio performance.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a custom benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP U.S. Growth Allocation Managed Risk Fund–19

LVIP U.S. Growth Allocation Managed Risk Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LIAC has delegated day-to-day portfolio management of the Fund's Risk-Management Sleeve to Milliman and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the risk management overlay model. The Board concluded that LIAC had appropriately reviewed and monitored Milliman’s performance.
The Board reviewed the performance of the Fund. In its review, the Board considered the total return and standard deviation data provided by each of Broadridge comparing the performance of the Fund and Morningstar comparing the performance of the Fund’s Underlying Sleeve to peer group information of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and the Fund’s custom benchmark index, the U.S. Growth Blended Composite, and a risk controlled benchmark. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was above the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented a partial advisory fee waiver for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Milliman on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement. The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman. It also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model. The Board also considered a presentation by representatives of Milliman regarding the performance of the Funds subadvised by Milliman as well as presentations made by LIAC management dedicated to analysis of the Risk-Management Sleeve. The Board concluded that the services provided by Milliman were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for Milliman. The Board considered that LIAC compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LIAC and Milliman, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Fund such as favorable publicity in relevant markets.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP U.S. Growth Allocation Managed Risk Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP U.S. Growth Allocation Managed Risk Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP U.S. Growth Allocation Managed Risk Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP U.S. Growth Allocation Managed Risk Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP U.S. Growth Allocation Managed Risk Fund–24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP U.S. Growth Allocation Managed Risk Fund–25

LVIP Vanguard Allocation Funds
LVIP Vanguard Bond Allocation Fund
LVIP Vanguard Domestic Equity ETF Fund
LVIP Vanguard International Equity ETF Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Vanguard Allocation Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Vanguard Allocation Funds
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
The LVIP Vanguard Bond Allocation Fund returned (13.37)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the Bloomberg U.S. Aggregate Bond Index1, returned (13.01)%.
The LVIP Vanguard Domestic Equity ETF Fund returned (18.74)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the Russell 3000® Index2, returned (19.21)%.
The LVIP Vanguard International Equity ETF Fund returned (16.62)% (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the MSCI All Country World ex USA Index (net dividends)3, returned (16.00)%.
2022 was a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates, and negative returns for most asset classes.
There was a worldwide inflation surge from mid-2021 to 2022, driven by a rapid recovery of consumer demand amid widespread supply shortages. The effects of the Covid-19 pandemic continued to ease but still contributed to disruptions in global supply chains. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced persistent and structural increases climbing to levels not seen in four decades, with similarly high readings in most other countries. Furthermore, the abrupt Russian invasion of Ukraine exacerbated economic disruptions and supply shortages that added to inflationary pressures and market volatility.
In order to combat high inflation, the U.S. Federal Reserve (“Fed”), along with other major central banks, had to take drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near-zero rate, the Fed hiked the Fed Funds rate by 4.25% in 2022, which was the fastest pace of rate hikes ever. Out of the five times rates hiked 75bps in the past 30 years, four took place in 2022.  Moreover, these rate hikes coincided with a reversal from quantitative easing to a period of quantitative tightening, which involved the Fed shrinking its $9 trillion balance sheet and reducing market liquidity. As a result, U.S. Treasury yields reversed their long-past-four-decade decline. The 10-year U.S. treasury yield rose sharply from 1.51% at the end of 2021 to 3.88% as of December 31, 2022. The yield spread between the 2-year and 10-year U.S. Treasury also closed the year at –55bps, marking the largest inversion seen since 1981. These dynamics resulted in U.S. fixed-income markets suffering the worst year in history. In 2022, for the first time ever, both the Bloomberg U.S. Aggregate Bond Index4 and the Bloomberg U.S. Treasury Index5 posted double digit negative returns of 13.1% (-13.1%) and 12.5% (-12.5%), respectively, which were the worst yearly returns since the inception of those indices in the 1970s. However, despite much higher yields, credit spreads were generally resilient, especially in the second half of the year on the strength of healthy corporate fundamentals.
After rising for three consecutive years, from the beginning of 2019 to year-end 2021, the S&P 500® Index6 (total return) doubled and Nasdaq® Composite Index7 more than doubled. This remarkable bull market came to an end in 2022. While earnings growth was positive during the first three quarters of the year, financial conditions continued to tighten and equity market volatility, as indicated by the CBOE Volatility Index8, stayed elevated throughout the year. Sharply rising interest rates diminished the equity risk premium and compressed price multiples. During 2022, domestic equity markets entered the longest and one of the worst bear markets since the Global Financial Crisis of 2008. The S&P 500® Index (total return) returned (18.1%), and the Nasdaq® Composite Index returned (32.4%). Wide dispersion in performance across investment styles and geographies continued throughout 2022. Value-oriented equities, known for their more defensive characteristics, outperformed growth-oriented equities across all market capitalizations.  Within the U.S., mega cap equities suffered the worst declines, followed by more economically sensitive small cap equities.  Developed international equity markets fared slightly better, outperforming domestic equity markets.  However, emerging market equities lagged all other geographies partly fueled by a slowdown in economic activity, highlighted by China’s zero-Covid policy that persisted through much of 2022.
The LVIP Vanguard Bond Allocation Fund operates under a fund of funds structure. The Fund, under normal circumstances, invests its assets in mutual funds and exchange-traded funds sponsored by The Vanguard Group, Inc. Currently approximately 30% of the Fund’s portfolio invests in the Vanguard Core Bond Fund and approximately 70% of the Fund’s portfolio invests in exchange-traded funds of the Vanguard ETFs series, which, in turn, invest in U.S. and foreign fixed income securities (debt obligations). Over the one-year period, the Fund underperformed the benchmark, mainly due to its modest overweight to investment grade corporates as spreads widened for the year.
The LVIP Vanguard Domestic Equity ETF is a domestic all cap equity ETF fund. The Fund invests predominately in Vanguard equity exchange-traded funds across a broad range of domestic asset classes. The Fund has similar exposures to its benchmark and performance has been in line with the benchmark.
The LVIP Vanguard International Equity ETF Fund operates under a fund of funds structure.  It currently consists of seven Vanguard equity exchange-traded funds and one money market fund. The Fund maintains static weights to the underlying ETFs, which results in modest sector and country weight differences versus its prospectus benchmark. During the calendar year 2022, an overweight to the Real Estate sector was a drag on relative performance as the sector underperformed the broader benchmark.
Portfolio Managers:
Lincoln Investment Advisors Corporation:	Maria Ma
Michael Hoppe
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Vanguard Allocation Funds–1

LVIP Vanguard Allocation Funds
2022 Annual Report Commentary (unaudited) (continued)
LVIP Vanguard Bond Allocation Fund
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Vanguard Bond Allocation Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,407 for the Standard Class shares and to $10,149 for the Service Class shares. For comparison, look at how the Bloomberg U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $11,108. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 13.37%
Five Years	- 0.61%
Ten Years	+ 0.40%
Service Class Shares
One Year	- 13.58%
Five Years	- 0.86%
Ten Years	+ 0.15%
LVIP Vanguard Domestic Equity ETF Fund
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Vanguard Domestic Equity ETF Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $29,838 for the Standard Class shares and to $29,101 for the Service Class shares. For comparison, look at how the Russell 3000® Index did over the same period. The same $10,000 investment would have increased to $31,428. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 18.74%
Five Years	+ 8.68%
Ten Years	+ 11.55%
Service Class Shares
One Year	- 18.95%
Five Years	+ 8.41%
Ten Years	+ 11.27%

LVIP Vanguard Allocation Funds–2

LVIP Vanguard Allocation Funds
2022 Annual Report Commentary (unaudited) (continued)
LVIP Vanguard International Equity ETF Fund
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Vanguard International Equity ETF Fund shares on 12/31/12. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,730 for the Standard Class shares and to $14,367 for the Service Class shares. For comparison, look at how the MSCI All Country World ex USA Index (net dividends) did over the same period. The same $10,000 investment would have increased to $14,520. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 16.62%
Five Years	+ 0.83%
Ten Years	+ 3.95%
Service Class Shares
One Year	- 16.83%
Five Years	+ 0.58%
Ten Years	+ 3.69%
1. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
2. The Russell 3000® Index is a capitalization weighted total return index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investible U.S. equity market.
3.The MSCI All Country World ex USA Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance in the global developed and emerging markets, excluding the United States. The index consists of stocks from 23 developed markets and emerging markets. The index result reflects dividends net of withholding taxes and reinvestment of distributions.
4.The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
5.The Bloomberg U.S. Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The US Treasury Index is a component of the US Aggregate, US Universal, Global Aggregate and Global Treasury Indices. The US Treasury Index has history back to January 1, 1973.
6.The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
7.The Nasdaq® Composite index is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces the order of magnitude of the result.
8.The CBOE Volatility Index (VIX) is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.

LVIP Vanguard Allocation Funds–3

LVIP Vanguard Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds’ expenses shown in the tables reflect fee waivers in effect.
LVIP Vanguard Bond Allocation Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$969.20	0.30%	$1.49
Service Class Shares	1,000.00	967.90	0.55%	2.73
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.70	0.30%	$1.53
Service Class Shares	1,000.00	1,022.50	0.55%	2.80
LVIP Vanguard Domestic Equity ETF Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,025.30	0.26%	$1.33
Service Class Shares	1,000.00	1,024.00	0.51%	2.60
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.80	0.26%	$1.33
Service Class Shares	1,000.00	1,022.60	0.51%	2.60
LVIP Vanguard International Equity ETF Fund
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,021.20	0.26%	$1.32
Service Class Shares	1,000.00	1,019.90	0.51%	2.60
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.90	0.26%	$1.33
Service Class Shares	1,000.00	1,022.70	0.51%	2.60

LVIP Vanguard Allocation Funds–4

LVIP Vanguard Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP Vanguard Allocation Funds–5

LVIP Vanguard Allocation Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
LVIP Vanguard Bond Allocation Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	30.05%
Investment Company	30.05%
Fixed Income Fund	30.05%
Unaffiliated Investments	70.05%
Investment Companies	70.05%
Fixed Income Funds	69.27%
Money Market Fund	0.78%
Total Investments	100.10%
Liabilities Net of Receivables and Other Assets	(0.10%)
Total Net Assets	100.00%
LVIP Vanguard Domestic Equity ETF Fund
Security Type/Sector	Percentage of Net Assets
Investment Companies	100.58%
Equity Funds	100.05%
Money Market Fund	0.53%
Total Investments	100.58%
Liabilities Net of Receivables and Other Assets	(0.58%)
Total Net Assets	100.00%
LVIP Vanguard International Equity ETF Fund
Security Type/Sector	Percentage of Net Assets
Investment Companies	100.05%
International Equity Funds	100.05%
Total Investments	100.05%
Liabilities Net of Receivables and Other Assets	(0.05%)
Total Net Assets	100.00%
LVIP Vanguard Allocation Funds–6

LVIP Vanguard Bond Allocation Fund
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–30.05%
INVESTMENT COMPANY–30.05%
Fixed Income Fund–30.05%
Vanguard Core Bond Fund	17,647,843	$ 315,896,383
Total Affiliated Investment (Cost $370,791,941)		315,896,383

UNAFFILIATED INVESTMENTS–70.05%
INVESTMENT COMPANIES–70.05%
Fixed Income Funds–69.27%
Vanguard Intermediate-Term Bond ETF	1,560,022	115,940,835
Vanguard Long-Term Bond ETF	1,742,922	126,257,269
Vanguard Mortgage-Backed Securities ETF	2,688,792	122,393,812
Vanguard Short-Term Bond ETF	2,791,485	210,142,991
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
Vanguard Total International Bond ETF	3,232,297	$ 153,307,847
		728,042,754
Money Market Fund–0.78%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	8,192,268	8,192,268
		8,192,268
Total Unaffiliated Investments (Cost $859,805,399)		736,235,022

TOTAL INVESTMENTS–100.10% (Cost $1,230,597,340)	1,052,131,405
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.10%)	(1,067,522)
NET ASSETS APPLICABLE TO 117,082,742 SHARES OUTSTANDING–100.00%	$1,051,063,883

Summary of Abbreviations:
ETF–Exchange-Traded Fund
See accompanying notes, which are an integral part of the financial statements.
LVIP Vanguard Allocation Funds–7

LVIP Vanguard Domestic Equity ETF Fund
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–100.58%
Equity Funds–100.05%
Vanguard Dividend Appreciation ETF	514,125	$ 78,069,881
Vanguard Mega Cap 300 Growth ETF	1,126,520	193,840,297
Vanguard Mega Cap 300 Value ETF	1,775,013	182,560,087
Vanguard Mid-Cap Growth ETF	171,615	30,849,512
Vanguard Mid-Cap Value ETF	235,777	31,886,482
Vanguard Real Estate ETF	102,004	8,413,290
Vanguard Small-Cap Growth ETF	141,790	28,434,567
Vanguard Small-Cap Value ETF	183,368	29,118,838
Vanguard Total Stock Market ETF	1,331,963	254,658,006
		837,830,960
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Money Market Fund–0.53%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	4,395,221	$ 4,395,221
		4,395,221
Total Investment Companies (Cost $507,129,681)		842,226,181

TOTAL INVESTMENTS–100.58% (Cost $507,129,681)	842,226,181
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.58%)	(4,835,955)
NET ASSETS APPLICABLE TO 32,459,847 SHARES OUTSTANDING–100.00%	$837,390,226

Summary of Abbreviations:
ETF–Exchange-Traded Fund
See accompanying notes, which are an integral part of the financial statements.
LVIP Vanguard Allocation Funds–8

LVIP Vanguard International Equity ETF Fund
Schedule of Investments
December 31, 2022
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–100.05%
International Equity Funds–100.05%
Vanguard FTSE All World ex-US Small-Cap ETF	253,292	$ 26,040,950
Vanguard FTSE All-World ex-US ETF	2,847,493	142,773,299
Vanguard FTSE Developed Markets ETF	3,025,397	126,975,912
Vanguard FTSE Emerging Markets ETF	1,747,600	68,121,448
Vanguard FTSE European ETF	1,258,438	69,767,803
Vanguard FTSE Pacific ETF	1,146,645	73,786,606
Vanguard Global ex-U.S. Real Estate ETF	512,491	21,186,378
Total Investment Companies (Cost $521,173,782)		528,652,396

TOTAL INVESTMENTS–100.05% (Cost $521,173,782)	528,652,396
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(281,687)
NET ASSETS APPLICABLE TO 50,562,515 SHARES OUTSTANDING–100.00%	$528,370,709

Summary of Abbreviations:
ETF–Exchange-Traded Fund
FTSE–Financial Times Stock Exchange
See accompanying notes, which are an integral part of the financial statements.
LVIP Vanguard Allocation Funds–9

LVIP Vanguard Allocation Funds
Statements of Assets and Liabilities
December 31, 2022
	LVIP Vanguard Bond Allocation Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
ASSETS:
Unaffiliated investments, at value	$ 736,235,022	$842,226,181	$528,652,396
Affiliated investments, at value	315,896,383	—	—
Receivable for fund shares sold	1,983,094	560,220	183,797
Dividends and interest receivable	20,492	1,079	—
Prepaid expenses	7,439	5,776	3,450
Receivable for securities sold	—	—	812,700
TOTAL ASSETS	1,054,142,430	842,793,256	529,652,343
LIABILITIES:
Payable for securities purchased	2,510,351	4,394,375	—
Due to manager and affiliates	435,033	257,220	165,625
Payable for fund shares redeemed	93,983	714,337	268,400
Other accrued expenses payable	39,180	37,098	35,125
Due to custodian	—	—	812,484
TOTAL LIABILITIES	3,078,547	5,403,030	1,281,634
TOTAL NET ASSETS	$1,051,063,883	$837,390,226	$528,370,709
Unaffiliated investments, at cost	$ 859,805,399	$507,129,681	$521,173,782
Affiliated investments, at cost	370,791,941	—	—
Standard Class:
Net Assets	$ 199,219,749	$414,472,230	$245,817,164
Shares Outstanding	22,183,541	16,054,636	23,506,775
Net Asset Value Per Share	$ 8.981	$ 25.816	$ 10.457
Service Class:
Net Assets	$ 851,844,134	$422,917,996	$282,553,545
Shares Outstanding	94,899,201	16,405,211	27,055,740
Net Asset Value Per Share	$ 8.976	$ 25.779	$ 10.443
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$1,246,294,644	$508,697,588	$538,560,083
Distributable earnings/(accumulated loss)	(195,230,761)	328,692,638	(10,189,374)
TOTAL NET ASSETS	$1,051,063,883	$837,390,226	$528,370,709
See accompanying notes, which are an integral part of the financial statements.
LVIP Vanguard Allocation Funds–10

LVIP Vanguard Allocation Funds
Statements of Operations
Year Ended December 31, 2022
	LVIP Vanguard Bond Allocation Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
INVESTMENT INCOME:
Dividends from unaffiliated investments	$ 16,252,638	$ 13,440,932	$ 15,405,432
Dividends from affiliated investments	9,437,235	—	—
	25,689,873	13,440,932	15,405,432
EXPENSES:
Management fees	2,794,242	2,187,036	1,320,991
Distribution fees-Service Class	2,278,921	1,131,286	723,641
Shareholder servicing fees	324,132	253,696	153,235
Accounting and administration expenses	142,435	118,417	88,499
Professional fees	46,559	41,654	33,660
Trustees’ fees and expenses	37,195	28,880	17,296
Reports and statements to shareholders	23,119	13,836	12,015
Custodian fees	5,263	19,454	6,459
Consulting fees	3,430	3,345	3,066
Pricing fees	132	143	134
Other	13,162	18,631	16,496
	5,668,590	3,816,378	2,375,492
Less:
Management fees waived	—	(437,407)	(264,198)
Total operating expenses	5,668,590	3,378,971	2,111,294
NET INVESTMENT INCOME	20,021,283	10,061,961	13,294,138
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss from:
Sale of affiliated investments	(3,827,903)	—	—
Sale of unaffiliated investments	(11,479,654)	(757,843)	(7,149,098)
Net realized loss	(15,307,557)	(757,843)	(7,149,098)
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(54,649,739)	—	—
Unaffiliated investments	(118,789,606)	(198,419,176)	(104,979,935)
Net change in unrealized appreciation (depreciation)	(173,439,345)	(198,419,176)	(104,979,935)
NET REALIZED AND UNREALIZED LOSS	(188,746,902)	(199,177,019)	(112,129,033)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(168,725,619)	$(189,115,058)	$ (98,834,895)
See accompanying notes, which are an integral part of the financial statements.
LVIP Vanguard Allocation Funds–11

LVIP Vanguard Allocation Funds
Statements of Changes in Net Assets
	LVIP Vanguard Bond Allocation Fund		LVIP Vanguard Domestic Equity ETF Fund		LVIP Vanguard International Equity ETF Fund
	Year Ended		Year Ended		Year Ended
	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 20,021,283	$ 14,937,805	$ 10,061,961	$ 8,639,109	$ 13,294,138	$ 15,552,605
Net realized gain (loss)	(15,307,557)	32,769,481	(757,843)	11,097,309	(7,149,098)	832,134
Net change in unrealized appreciation (depreciation)	(173,439,345)	(64,406,621)	(198,419,176)	186,180,262	(104,979,935)	23,046,296
Net increase (decrease) in net assets resulting from operations	(168,725,619)	(16,699,335)	(189,115,058)	205,916,680	(98,834,895)	39,431,035
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(9,349,365)	(3,774,165)	(7,451,559)	(9,914,879)	(6,786,389)	(11,126,503)
Service Class	(38,399,890)	(14,706,232)	(6,575,405)	(9,903,179)	(7,110,418)	(13,301,027)
Return of capital:
Standard Class	—	—	—	—	(1,522)	—
Service Class	—	—	—	—	(1,844)	—
	(47,749,255)	(18,480,397)	(14,026,964)	(19,818,058)	(13,900,173)	(24,427,530)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	31,853,813	54,696,852	63,738,222	42,708,669	46,438,348	47,588,880
Service Class	86,141,029	189,677,158	63,356,319	70,062,523	45,494,621	70,259,359
Reinvestment of dividends and distributions:
Standard Class	9,349,365	3,774,165	7,451,559	9,914,879	6,787,911	11,126,503
Service Class	38,399,890	14,706,232	6,575,405	9,903,179	7,112,262	13,301,027
	165,744,097	262,854,407	141,121,505	132,589,250	105,833,142	142,275,769
Cost of shares redeemed:
Standard Class	(29,840,434)	(13,296,382)	(32,781,496)	(39,052,915)	(22,449,908)	(13,332,980)
Service Class	(126,934,103)	(67,973,479)	(72,309,928)	(82,542,288)	(37,547,867)	(43,366,666)
	(156,774,537)	(81,269,861)	(105,091,424)	(121,595,203)	(59,997,775)	(56,699,646)
Increase in net assets derived from capital share transactions	8,969,560	181,584,546	36,030,081	10,994,047	45,835,367	85,576,123
NET INCREASE (DECREASE) IN NET ASSETS	(207,505,314)	146,404,814	(167,111,941)	197,092,669	(66,899,701)	100,579,628
NET ASSETS:
Beginning of year	1,258,569,197	1,112,164,383	1,004,502,167	807,409,498	595,270,410	494,690,782
End of year	$1,051,063,883	$1,258,569,197	$ 837,390,226	$1,004,502,167	$ 528,370,709	$595,270,410
See accompanying notes, which are an integral part of the financial statements.
LVIP Vanguard Allocation Funds–12

LVIP Vanguard Bond Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Vanguard Bond Allocation Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.878	$ 11.206	$ 10.766	$ 10.268	$ 10.519
Income (loss) from investment operations:
Net investment income[1]	0.195	0.160	0.168	0.267	0.259
Net realized and unrealized gain (loss)	(1.649)	(0.303)	0.444	0.501	(0.276)
Total from investment operations	(1.454)	(0.143)	0.612	0.768	(0.017)
Less dividends and distributions from:
Net investment income	(0.195)	(0.158)	(0.164)	(0.269)	(0.229)
Net realized gain	(0.248)	(0.027)	(0.008)	(0.001)	(0.005)
Total dividends and distributions	(0.443)	(0.185)	(0.172)	(0.270)	(0.234)
Net asset value, end of period	$ 8.981	$ 10.878	$ 11.206	$ 10.766	$ 10.268
Total return[2]	(13.37%)	(1.29%)	5.68%	7.48%	(0.15%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 199,220	$227,649	$188,656	$151,894	$119,199
Ratio of expenses to average net assets[3]	0.30%	0.28%	0.26%	0.26%	0.26%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.30%	0.31%	0.31%	0.31%
Ratio of net investment income to average net assets	2.00%	1.45%	1.50%	2.49%	2.50%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.00%	1.43%	1.45%	2.44%	2.45%
Portfolio turnover	10%	88%	13%	5%	6%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Vanguard Allocation Funds–13

LVIP Vanguard Bond Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Vanguard Bond Allocation Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.871	$ 11.201	$ 10.763	$ 10.268	$ 10.519
Income (loss) from investment operations:
Net investment income[1]	0.171	0.132	0.140	0.240	0.233
Net realized and unrealized gain (loss)	(1.648)	(0.304)	0.443	0.500	(0.275)
Total from investment operations	(1.477)	(0.172)	0.583	0.740	(0.042)
Less dividends and distributions from:
Net investment income	(0.170)	(0.131)	(0.137)	(0.244)	(0.204)
Net realized gain	(0.248)	(0.027)	(0.008)	(0.001)	(0.005)
Total dividends and distributions	(0.418)	(0.158)	(0.145)	(0.245)	(0.209)
Net asset value, end of period	$ 8.976	$ 10.871	$ 11.201	$ 10.763	$ 10.268
Total return[2]	(13.58%)	(1.54%)	5.42%	7.20%	(0.39%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 851,844	$1,030,920	$923,509	$823,566	$676,511
Ratio of expenses to average net assets[3]	0.55%	0.53%	0.51%	0.51%	0.51%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.55%	0.55%	0.56%	0.56%	0.56%
Ratio of net investment income to average net assets	1.75%	1.20%	1.25%	2.24%	2.25%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.75%	1.18%	1.20%	2.19%	2.20%
Portfolio turnover	10%	88%	13%	5%	6%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Vanguard Allocation Funds–14

LVIP Vanguard Domestic Equity ETF Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Vanguard Domestic Equity ETF Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 32.366	$ 26.296	$ 22.284	$ 17.549	$ 18.804
Income (loss) from investment operations:
Net investment income[1]	0.356	0.322	0.331	0.336	0.305
Net realized and unrealized gain (loss)	(6.431)	6.438	4.081	4.964	(1.233)
Total from investment operations	(6.075)	6.760	4.412	5.300	(0.928)
Less dividends and distributions from:
Net investment income	(0.352)	(0.379)	(0.329)	(0.334)	(0.285)
Net realized gain	(0.123)	(0.311)	(0.071)	(0.231)	(0.042)
Total dividends and distributions	(0.475)	(0.690)	(0.400)	(0.565)	(0.327)
Net asset value, end of period	$ 25.816	$ 32.366	$ 26.296	$ 22.284	$ 17.549
Total return[2]	(18.74%)	25.74%	19.82%	30.29%	(4.93%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 414,472	$473,107	$372,061	$283,135	$178,279
Ratio of expenses to average net assets[3]	0.26%	0.25%	0.26%	0.26%	0.26%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.31%	0.30%	0.31%	0.31%	0.31%
Ratio of net investment income to average net assets	1.28%	1.08%	1.47%	1.64%	1.57%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.23%	1.03%	1.42%	1.59%	1.52%
Portfolio turnover	13%	13%	15%	11%	17%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Vanguard Allocation Funds–15

LVIP Vanguard Domestic Equity ETF Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Vanguard Domestic Equity ETF Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 32.314	$ 26.260	$ 22.262	$ 17.538	$ 18.789
Income (loss) from investment operations:
Net investment income[1]	0.286	0.246	0.274	0.284	0.256
Net realized and unrealized gain (loss)	(6.416)	6.423	4.067	4.954	(1.226)
Total from investment operations	(6.130)	6.669	4.341	5.238	(0.970)
Less dividends and distributions from:
Net investment income	(0.282)	(0.304)	(0.272)	(0.283)	(0.239)
Net realized gain	(0.123)	(0.311)	(0.071)	(0.231)	(0.042)
Total dividends and distributions	(0.405)	(0.615)	(0.343)	(0.514)	(0.281)
Net asset value, end of period	$ 25.779	$ 32.314	$ 26.260	$ 22.262	$ 17.538
Total return[2]	(18.95%)	25.42%	19.53%	29.96%	(5.17%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 422,918	$531,395	$435,348	$375,597	$281,086
Ratio of expenses to average net assets[3]	0.51%	0.50%	0.51%	0.51%	0.51%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.56%	0.55%	0.56%	0.56%	0.56%
Ratio of net investment income to average net assets	1.03%	0.83%	1.22%	1.39%	1.32%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.98%	0.78%	1.17%	1.34%	1.27%
Portfolio turnover	13%	13%	15%	11%	17%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Vanguard Allocation Funds–16

LVIP Vanguard International Equity ETF Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Vanguard International Equity ETF Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 12.901	$ 12.454	$ 11.453	$ 9.645	$ 11.590
Income (loss) from investment operations:
Net investment income[1]	0.293	0.396	0.216	0.336	0.286
Net realized and unrealized gain (loss)	(2.441)	0.626	1.030	1.804	(1.990)
Total from investment operations	(2.148)	1.022	1.246	2.140	(1.704)
Less dividends and distributions from:
Net investment income	(0.284)	(0.364)	(0.245)	(0.332)	(0.241)
Net realized gain	(0.012)	(0.211)	—	—	—
Return of capital	(—) [2]	—	—	—	—
Total dividends and distributions	(0.296)	(0.575)	(0.245)	(0.332)	(0.241)
Net asset value, end of period	$ 10.457	$ 12.901	$ 12.454	$ 11.453	$ 9.645
Total return[3]	(16.62%)	8.16%	10.89%	22.20%	(14.71%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 245,817	$265,041	$213,262	$167,736	$ 117,360
Ratio of expenses to average net assets[4]	0.26%	0.26%	0.27%	0.27%	0.27%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.31%	0.31%	0.32%	0.32%	0.32%
Ratio of net investment income to average net assets	2.66%	2.97%	2.02%	3.12%	2.56%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.61%	2.92%	1.97%	3.07%	2.51%
Portfolio turnover	6%	6%	19%	5%	12%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Vanguard Allocation Funds–17

LVIP Vanguard International Equity ETF Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Vanguard International Equity ETF Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 12.883	$ 12.440	$ 11.445	$ 9.641	$ 11.585
Income (loss) from investment operations:
Net investment income[1]	0.265	0.361	0.189	0.309	0.258
Net realized and unrealized gain (loss)	(2.436)	0.626	1.024	1.801	(1.986)
Total from investment operations	(2.171)	0.987	1.213	2.110	(1.728)
Less dividends and distributions from:
Net investment income	(0.257)	(0.333)	(0.218)	(0.306)	(0.216)
Net realized gain	(0.012)	(0.211)	—	—	—
Return of capital	(—) [2]	—	—	—	—
Total dividends and distributions	(0.269)	(0.544)	(0.218)	(0.306)	(0.216)
Net asset value, end of period	$ 10.443	$ 12.883	$ 12.440	$ 11.445	$ 9.641
Total return[3]	(16.83%)	7.89%	10.61%	21.90%	(14.92%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 282,554	$330,229	$281,429	$255,198	$ 191,711
Ratio of expenses to average net assets[4]	0.51%	0.51%	0.52%	0.52%	0.52%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.56%	0.56%	0.57%	0.57%	0.57%
Ratio of net investment income to average net assets	2.41%	2.72%	1.77%	2.87%	2.31%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.36%	2.67%	1.72%	2.82%	2.26%
Portfolio turnover	6%	6%	19%	5%	12%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Amount is less than $(0.005) per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Vanguard Allocation Funds–18

LVIP Vanguard Allocation Funds
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Vanguard Bond Allocation Fund , LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells their shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The LVIP Vanguard Bond Allocation Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, including exchange-traded funds (“ETFs”) (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign fixed-income securities. The Underlying Funds and ETFs will primarily be those of The Vanguard Group, Inc. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments.
The LVIP Vanguard Domestic Equity ETF Fund and the LVIP Vanguard International Equity ETF Fund operate under a fund of funds structure and invest a significant portion of their assets in ETFs which, in turn, invest in U.S. and foreign stocks and money market instruments. The underlying ETFs will primarily be Vanguard ETFs®. In addition to ETFs investments, the Funds may invest in individual securities, such as money market instruments.
Financial statements for the Underlying Funds and the underlying ETFs can be found at www.sec.gov.
The investment objective of the LVIP Vanguard Bond Allocation Fund is to seek total return consistent with the preservation of capital. Total return is comprised of income and capital appreciation.
The investment objective of the LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund is to seek long-term capital appreciation.
1. Significant Accounting Policies
Each Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Funds value Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.
 Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2022, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Vanguard Allocation Funds–19

LVIP Vanguard Allocation Funds
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.
 The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Funds' investment portfolios, including monitoring of the Funds' investment sub-adviser, and providing certain administrative services to each Fund.   For its services, LIAC receives a management fee at an annual rate of 0.25% of each Fund's average daily net assets.   LIAC has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.05% of each of the LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund's average daily net assets.   This agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LIAC).
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
	LVIP Vanguard Bond Allocation Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Administrative	$79,934	$62,498	$37,530
Legal	14,339	11,139	6,706
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2022, these fees were as follows:
	LVIP Vanguard Bond Allocation Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Printing and mailing	$11,557	$4,375	$5,382
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
LVIP Vanguard Allocation Funds–20

LVIP Vanguard Allocation Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds and ETFs in which they invest. Because each of the Underlying Funds and ETFs has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds and ETFs at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2022, each Fund had liabilities payable to affiliates as follows:
	LVIP Vanguard Bond Allocation Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Management fees payable to LIAC	$225,768	$144,727	$91,288
Distribution fees payable to LFD	183,076	91,508	61,100
Shareholder servicing fees payable to Lincoln Life	26,189	20,985	13,237
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LIAC (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2022, were as follows:
LVIP Vanguard Bond Allocation Fund
	Value 12/31/21	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/22	Number of Shares 12/31/22	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-30.05%@
Fixed Income Fund-30.05%@
Vanguard Core Bond Fund	$378,924,830	$28,601,885	$33,152,690	$(3,827,903)	$(54,649,739)	$315,896,383	17,647,843	$9,437,235	$—

@ As a percentage of Net Assets as of December 31, 2022.
3. Investments
For the year ended December 31, 2022, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP Vanguard Bond Allocation Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Purchases	$108,024,838	$143,098,086	$79,750,372
Sales	128,091,171	111,730,638	34,392,497
LVIP Vanguard Allocation Funds–21

LVIP Vanguard Allocation Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP Vanguard Bond Allocation Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Cost of investments	$1,242,166,732	$514,949,227	$538,105,854
Aggregate unrealized appreciation of investments	$ 236,068	$331,735,569	$ 14,682,587
Aggregate unrealized depreciation of investments	(190,271,395)	(4,458,616)	(24,136,045)
Net Unrealized Appreciation (Depreciation) of investments	$ (190,035,327)	$327,276,953	$ (9,453,458)
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2022:
Level 1	LVIP Vanguard Bond Allocation Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Investments:
Assets:
Affiliated Investment Companies	$ 315,896,383	$ —	$ —
Unaffiliated Investment Companies	736,235,022	842,226,181	528,652,396
Total Investments	$1,052,131,405	$842,226,181	$528,652,396
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S.
LVIP Vanguard Allocation Funds–22

LVIP Vanguard Allocation Funds
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
GAAP.   These differences are primarily due to return of capital on investments and tax deferral of losses due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	LVIP Vanguard Bond Allocation Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Year ended December 31, 2022
Ordinary income	$20,017,309	$10,141,059	$13,294,138
Long-term capital gains	27,731,946	3,885,905	602,669
Return of capital	—	—	3,366
Total	$47,749,255	$14,026,964	$13,900,173
Year ended December 31, 2021
Ordinary income	$15,209,306	$15,408,673	$16,086,293
Long-term capital gains	3,271,091	4,409,385	8,341,237
Total	$18,480,397	$19,818,058	$24,427,530
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
	LVIP Vanguard Bond Allocation Fund	LVIP Vanguard Domestic Equity ETF Fund	LVIP Vanguard International Equity ETF Fund
Undistributed ordinary income	$ 3,974	$ 13,126	$ —
Undistributed long-term capital gains	—	1,402,557	—
Capital loss carryforward	(5,199,408)	—	(735,916)
Other temporary differences	—	2	—
Net unrealized appreciation (depreciation)	(190,035,327)	327,276,953	(9,453,458)
Distributable earnings/(accumulated loss)	$(195,230,761)	$328,692,638	$(10,189,374)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2022, the Funds had the following capital loss carryforwards for federal income tax purposes:
	Post-Enactment Losses (No Expiration)
	LVIP Vanguard Bond Allocation Fund	LVIP Vanguard International Equity ETF Fund
Short-Term	$1,777,222	$389,408
Long-Term	3,422,186	346,508
Total	$5,199,408	$735,916
LVIP Vanguard Allocation Funds–23

LVIP Vanguard Allocation Funds
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP Vanguard Bond Allocation Fund		LVIP Vanguard Domestic Equity ETF Fund		LVIP Vanguard International Equity ETF Fund
	Year Ended		Year Ended		Year Ended
	12/31/22	12/31/21	12/31/22	12/31/21	12/31/22	12/31/21
Shares sold:
Standard Class	3,275,039	4,948,424	2,335,933	1,446,186	4,359,115	3,586,356
Service Class	8,840,170	17,180,598	2,299,199	2,350,085	4,113,054	5,286,474
Shares reinvested:
Standard Class	1,030,050	345,344	292,973	308,166	654,582	847,474
Service Class	4,234,381	1,345,908	259,032	308,741	687,073	1,013,749
	17,379,640	23,820,274	5,187,137	4,413,178	9,813,824	10,734,053
Shares redeemed:
Standard Class	(3,049,975)	(1,201,123)	(1,191,857)	(1,285,903)	(2,051,694)	(1,013,254)
Service Class	(13,004,758)	(6,149,285)	(2,597,979)	(2,792,005)	(3,377,094)	(3,290,466)
	(16,054,733)	(7,350,408)	(3,789,836)	(4,077,908)	(5,428,788)	(4,303,720)
Net increase	1,324,907	16,469,866	1,397,301	335,270	4,385,036	6,430,333
7. Line of Credit
The Funds, along with other funds in the Trust (“Participants”), are participants in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Funds had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
9. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP Vanguard Allocation Funds–24

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Vanguard Bond Allocation Fund, LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of LVIP Vanguard Bond Allocation Fund, LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund (collectively referred to as the “Funds”) (three of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments, as of December 31, 2022, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP Vanguard Allocation Funds–25

LVIP Vanguard Allocation Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) (the “Advisory Agreement”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life and Morningstar provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Funds are only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement for each Fund. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Funds by LIAC, including LIAC personnel and resources. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LIAC and that Lincoln Life provides administrative services to the Funds under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the performance of the underlying funds. The Board considered that LIAC actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
LVIP Equity ETF Funds of Funds: LVIP Vanguard Domestic Equity ETF Fund and LVIP Vanguard International Equity ETF Fund
The Board reviewed the LVIP Vanguard Domestic Equity ETF Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Blend funds category and the Russell 3000 Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-year period, above the return of the Morningstar peer group median and below the return of the benchmark index for the three-and five-year periods, and below the return of the Morningstar peer group median and the benchmark index for the ten-year period. The Board concluded that the services provided by LIAC were satisfactory.
The Board reviewed the LVIP Vanguard International Equity ETF Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Large Blend funds category and the MSCI ACWI Ex USA NR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-year period, above the return of
LVIP Vanguard Allocation Funds–26

LVIP Vanguard Allocation Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
the Morningstar peer group median and below the return of the benchmark index for the three-year period, equal to the return of the Morningstar peer group median and below the return of the benchmark index for the five-year period, and below the return of the Morningstar peer group median and above the benchmark index for the ten-year period. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for each Fund. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2023. The Board noted that the net investment management fee for each Fund, giving effect to each Fund’s advisory fee waiver, was lower than the median net investment management fee of its respective Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that each Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LIAC had implemented an advisory fee waiver for each Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
LVIP Vanguard Bond Allocation Fund
The Board reviewed the LVIP Vanguard Bond Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Intermediate Core Bond funds category and the Bloomberg US Aggregate Bond Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three-, five- and ten-year periods. The Board considered LIAC’s view that the Fund’s portfolio construction prior to May 2021 had a shorter duration and higher quality bias relative to the peer group, which detracted from the Fund’s three- and five-year performance as interest rates have declined over the past five years. The Board further noted that the Fund’s historical performance was in line with LIAC’s expectations and consistent with market conditions and portfolio positioning. The Board concluded that the services provided by LIAC were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board concluded that economies of scale were appropriately shared with investors.
All Funds
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Funds was not unreasonable.
Fallout Benefits. Because of its relationship with the Funds, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds, for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.
LVIP Vanguard Allocation Funds–27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP Vanguard Allocation Funds–28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP Vanguard Allocation Funds–29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP Vanguard Allocation Funds–30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP Vanguard Allocation Funds–31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Vanguard Allocation Funds–32

LVIP Wellington Capital Growth Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Wellington Capital Growth Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Wellington Capital Growth Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Wellington Management Company LLP
The Fund returned (33.33%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the Russell 1000® Growth Index1, returned (29.14%).
U.S. equities fell during the twelve-month period ended 31 December 2022 amid rampant inflation, surging borrowing costs, uncertainty about corporate earnings and an increased probability of recession. Fears about the economic implications of Russia’s large-scale military attack on Ukraine and the prospect of aggressive monetary policy tightening by the U.S Federal Reserve (Fed) drove the S&P 500® Index2 into correction territory in February. President Joe Biden signed into law a massive U.S.$1.5 trillion spending bill, which included substantial increases in domestic and national security programs and U.S.$13.6 billion of aid to Ukraine. The housing market was pressured by soaring mortgage rates, slowing demand, and elevated home prices. Greater optimism that the Fed would begin to scale back its aggressive pace of interest rate hikes, along with outsized short covering and hedging, helped to fuel a sharp rebound in stocks in October and November before risk sentiment waned in December amid recession fears, macroeconomic headwinds, and downside earnings risks in the coming quarters. In December, the Fed raised interest rates by 50 basis points (bps), snapping a streak of four consecutive hikes of 75 bps.
The Fund underperformed the benchmark index during the twelve-month period ended 31 December 2022. Security selection was the primary driver of relative underperformance, with many of the top detractors coming from the information technology and industrials sectors. Sector allocation, a result of our bottom-up stock selection, did not have a meaningful impact to relative performance.
Top detractors from relative performance during the period included not owning health care companies AbbVie (health care) and Eli Lilly (health care), as well as an overweight position in U.S. credit bureau, TransUnion (industrials). The Fund maintained a position in TransUnion at the end of the period.
Top contributors to relative performance during the period included an underweight allocation to electric vehicle (EV) manufacturer Tesla (consumer discretionary) and overweight positions in Mastercard (information technology), a global payment processing company, and Boston Scientific (health care), a medical device manufacturer focused on minimally invasive products. The Fund maintained a position in all three stocks at the end of the period.
At the end of the period, the Fund’s largest overweight allocations were to the financials and health care sectors, while the largest underweights were to the consumer staples and consumer discretionary sectors.
The Fund did not utilize derivatives during the period.
Portfolio Manager:
Wellington Management Company LLP:	Andrew J. Shilling
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Wellington Capital Growth Fund Standard Class shares on 12/31/12. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $36,076. For comparison, look at how the Russell 1000® Growth Index did over the same period. The same $10,000 investment would have increased to $37,397. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 33.33%
Five Years	+ 9.86%
Ten Years	+ 13.69%
Service Class Shares
One Year	- 33.49%
Five Years	+ 9.59%
Ten Years	+ 13.41%
1. The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growthvalues.
2. The S&P 500®Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.

LVIP Wellington Capital Growth Fund–1

LVIP Wellington Capital Growth Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$990.80	0.71%	$3.56
Service Class Shares	1,000.00	989.60	0.96%	4.81
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.60	0.71%	$3.62
Service Class Shares	1,000.00	1,020.40	0.96%	4.89

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Wellington Capital Growth Fund–2

LVIP Wellington Capital Growth Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	96.78%
Aerospace & Defense	2.77%
Automobiles	0.50%
Beverages	1.52%
Capital Markets	3.84%
Consumer Finance	1.37%
Energy Equipment & Services	1.75%
Equity Real Estate Investment Trusts	1.86%
Health Care Equipment & Supplies	4.88%
Health Care Providers & Services	4.35%
Hotels, Restaurants & Leisure	2.09%
Insurance	1.94%
Interactive Media & Services	6.45%
Internet & Direct Marketing Retail	5.44%
IT Services	13.79%
Life Sciences Tools & Services	4.10%
Machinery	0.34%
Personal Products	0.86%
Pharmaceuticals	1.48%
Professional Services	2.64%
Road & Rail	1.08%
Semiconductors & Semiconductor Equipment	4.96%
Software	16.31%
Specialty Retail	1.58%
Technology Hardware, Storage & Peripherals	8.46%
Textiles, Apparel & Luxury Goods	2.42%
Money Market Fund	3.27%
Total Investments	100.05%
Liabilities Net of Receivables and Other Assets	(0.05%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Microsoft Corp.	10.33%
Apple, Inc.	8.46%
Alphabet, Inc. Class C	5.27%
Mastercard, Inc. Class A	4.92%
Amazon.com, Inc.	4.46%
UnitedHealth Group, Inc.	3.27%
Boston Scientific Corp.	1.96%
Schlumberger Ltd.	1.75%
S&P Global, Inc.	1.69%
Global Payments, Inc.	1.68%
Total	43.79%

IT–Information Technology
S&P–Standard & Poor’s

LVIP Wellington Capital Growth Fund–3

LVIP Wellington Capital Growth Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
COMMON STOCK–96.78%
Aerospace & Defense–2.77%
Airbus SE	137,493	$ 4,078,043
†General Dynamics Corp.	25,211	6,255,101
Northrop Grumman Corp.	11,930	6,509,127
		16,842,271
Automobiles–0.50%
†Tesla, Inc.	24,571	3,026,656
		3,026,656
Beverages–1.52%
Constellation Brands, Inc. Class A	39,931	9,254,009
		9,254,009
Capital Markets–3.84%
Blackstone, Inc.	51,548	3,824,346
Charles Schwab Corp.	111,655	9,296,396
S&P Global, Inc.	30,630	10,259,212
		23,379,954
Consumer Finance–1.37%
American Express Co.	56,626	8,366,492
		8,366,492
Energy Equipment & Services–1.75%
Schlumberger Ltd.	199,409	10,660,405
		10,660,405
Equity Real Estate Investment Trusts–1.86%
†American Tower Corp.	39,011	8,264,870
†Equinix, Inc.	4,661	3,053,095
		11,317,965
Health Care Equipment & Supplies–4.88%
†Align Technology, Inc.	14,727	3,105,924
†Boston Scientific Corp.	257,796	11,928,221
†Insulet Corp.	22,265	6,554,593
Stryker Corp.	33,165	8,108,511
		29,697,249
Health Care Providers & Services–4.35%
†Elevance Health, Inc.	12,757	6,543,959
UnitedHealth Group, Inc.	37,568	19,917,802
		26,461,761
Hotels, Restaurants & Leisure–2.09%
†Airbnb, Inc. Class A	68,341	5,843,155
Hilton Worldwide Holdings, Inc.	54,302	6,861,601
		12,704,756
Insurance–1.94%
†Marsh & McLennan Cos., Inc.	37,474	6,201,197
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
†Progressive Corp.	42,998	$ 5,577,271
		11,778,468
Interactive Media & Services–6.45%
†Alphabet, Inc. Class C	361,433	32,069,950
†ZoomInfo Technologies, Inc.	237,745	7,158,502
		39,228,452
Internet & Direct Marketing Retail–5.44%
†Amazon.com, Inc.	322,858	27,120,072
†Etsy, Inc.	49,763	5,960,612
		33,080,684
IT Services–13.79%
†Block, Inc.	109,078	6,854,461
†Fidelity National Information Services, Inc.	81,533	5,532,014
†FleetCor Technologies, Inc.	53,897	9,899,801
Global Payments, Inc.	102,630	10,193,212
Mastercard, Inc. Class A	86,083	29,933,642
†MongoDB, Inc.	35,318	6,951,995
†Okta, Inc.	55,303	3,778,854
†Snowflake, Inc. Class A	9,821	1,409,706
Visa, Inc. Class A	45,175	9,385,558
		83,939,243
Life Sciences Tools & Services–4.10%
Agilent Technologies, Inc.	55,696	8,334,906
Danaher Corp.	24,928	6,616,390
†Illumina, Inc.	29,385	5,941,647
†Mettler-Toledo International, Inc.	2,821	4,077,615
		24,970,558
Machinery–0.34%
IDEX Corp.	8,999	2,054,742
		2,054,742
Personal Products–0.86%
Estee Lauder Cos., Inc. Class A	21,177	5,254,225
		5,254,225
Pharmaceuticals–1.48%
Zoetis, Inc.	61,646	9,034,221
		9,034,221
Professional Services–2.64%
†Equifax, Inc.	41,812	8,126,581
TransUnion	139,963	7,942,900
		16,069,481
LVIP Wellington Capital Growth Fund–4

LVIP Wellington Capital Growth Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Road & Rail–1.08%
†Uber Technologies, Inc.	264,850	$ 6,549,741
		6,549,741
Semiconductors & Semiconductor Equipment–4.96%
†Advanced Micro Devices, Inc.	61,293	3,969,948
ASML Holding NV	6,434	3,515,538
Marvell Technology, Inc.	109,303	4,048,583
Microchip Technology, Inc.	99,595	6,996,549
Monolithic Power Systems, Inc.	6,668	2,357,871
†NVIDIA Corp.	63,751	9,316,571
		30,205,060
Software–16.31%
†Atlassian Corp. Class A	31,469	4,049,431
†Autodesk, Inc.	30,857	5,766,247
†Ceridian HCM Holding, Inc.	86,469	5,546,986
Intuit, Inc.	13,250	5,157,165
Microsoft Corp.	262,113	62,859,940
†nCino, Inc.	72,327	1,912,326
†Salesforce, Inc.	64,237	8,517,184
†ServiceNow, Inc.	14,017	5,442,381
		99,251,660
Specialty Retail–1.58%
TJX Cos., Inc.	120,744	9,611,222
		9,611,222
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Technology Hardware, Storage & Peripherals–8.46%
Apple, Inc.	396,030	$ 51,456,178
		51,456,178
Textiles, Apparel & Luxury Goods–2.42%
†Lululemon Athletica, Inc.	23,846	7,639,781
NIKE, Inc. Class B	60,397	7,067,053
		14,706,834
Total Common Stock (Cost $412,638,076)		588,902,287

MONEY MARKET FUND–3.27%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 4.12%)	19,888,165	19,888,165
Total Money Market Fund (Cost $19,888,165)		19,888,165

TOTAL INVESTMENTS–100.05% (Cost $432,526,241)	608,790,452
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(320,708)
NET ASSETS APPLICABLE TO 14,944,493 SHARES OUTSTANDING–100.00%	$608,469,744
NET ASSET VALUE PER SHARE–LVIP WELLINGTON CAPITAL GROWTH FUND STANDARD CLASS ($260,526,198 / 6,184,346 Shares)	$42.127
NET ASSET VALUE PER SHARE–LVIP WELLINGTON CAPITAL GROWTH FUND SERVICE CLASS ($347,943,546 / 8,760,147 Shares)	$39.719
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$426,027,344
Distributable earnings/(accumulated loss)	182,442,400
TOTAL NET ASSETS	$608,469,744

† Non-income producing.
★ Includes $132,395 payable for fund shares redeemed, $53,083 other accrued expenses payable and $425,853 due to manager and affiliates as of December 31, 2022.

Summary of Abbreviations:
IT–Information Technology
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Capital Growth Fund–5

LVIP Wellington Capital Growth Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends	$ 3,848,142
Interest	432,325
Foreign taxes withheld	(11,591)
4,268,876
EXPENSES:
Management fees	4,715,159
Distribution fees-Service Class	1,008,617
Shareholder servicing fees	202,561
Accounting and administration expenses	150,703
Professional fees	42,131
Trustees’ fees and expenses	23,674
Reports and statements to shareholders	23,640
Custodian fees	6,243
Consulting fees	3,103
Pricing fees	1,091
Other	26,001
6,202,923
Less:
Management fees waived	(239,729)
Total operating expenses	5,963,194
NET INVESTMENT LOSS	(1,694,318)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	7,120,723
Net change in unrealized appreciation (depreciation) of investments	(312,052,808)
NET REALIZED AND UNREALIZED LOSS	(304,932,085)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(306,626,403)
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Capital Growth Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$ (1,694,318)	$ (4,017,672)
Net realized gain	7,120,723	138,726,425
Net change in unrealized appreciation (depreciation)	(312,052,808)	6,874,742
Net increase (decrease) in net assets resulting from operations	(306,626,403)	141,583,495
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(53,520,154)	(36,552,729)
Service Class	(75,356,996)	(54,623,941)
	(128,877,150)	(91,176,670)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	40,150,775	39,805,324
Service Class	54,262,715	38,932,546
Reinvestment of dividends and distributions:
Standard Class	53,520,154	36,552,729
Service Class	75,356,996	54,623,941
	223,290,640	169,914,540
Cost of shares redeemed:
Standard Class	(32,309,550)	(49,287,924)
Service Class	(64,250,086)	(116,797,389)
	(96,559,636)	(166,085,313)
Increase in net assets derived from capital share transactions	126,731,004	3,829,227
NET INCREASE (DECREASE) IN NET ASSETS	(308,772,549)	54,236,052
NET ASSETS:
Beginning of year	917,242,293	863,006,241
End of year	$ 608,469,744	$ 917,242,293
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Capital Growth Fund–6

LVIP Wellington Capital Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Wellington Capital Growth Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 79.347	$ 74.780	$ 56.741	$ 43.556	$ 45.771
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.055)	(0.237)	(0.103)	(0.006)	(0.001)
Net realized and unrealized gain (loss)	(26.286)	13.140	23.994	17.676	1.127
Total from investment operations	(26.341)	12.903	23.891	17.670	1.126
Less dividends and distributions from:
Net realized gain	(10.879)	(8.336)	(5.852)	(4.485)	(3.341)
Total dividends and distributions	(10.879)	(8.336)	(5.852)	(4.485)	(3.341)
Net asset value, end of period	$ 42.127	$ 79.347	$ 74.780	$ 56.741	$ 43.556
Total return[2]	(33.33%)	17.12%	43.03%	41.38%	1.35%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 260,526	$380,982	$333,154	$235,426	$171,308
Ratio of expenses to average net assets	0.71%	0.70%	0.71%	0.73%	0.74%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.74%	0.73%	0.74%	0.76%	0.76%
Ratio of net investment income (loss) to average net assets	(0.10%)	(0.29%)	(0.16%)	(0.01%)	(0.00%)
Ratio of net investment (loss) to average net assets prior to expenses waived/reimbursed	(0.13%)	(0.32%)	(0.19%)	(0.04%)	(0.02%)
Portfolio turnover	38%	32%	27%	30%	30%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Capital Growth Fund–7

LVIP Wellington Capital Growth Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Wellington Capital Growth Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 75.915	$ 72.024	$ 54.949	$ 42.392	$ 44.731
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.187)	(0.420)	(0.256)	(0.135)	(0.122)
Net realized and unrealized gain (loss)	(25.130)	12.647	23.183	17.177	1.124
Total from investment operations	(25.317)	12.227	22.927	17.042	1.002
Less dividends and distributions from:
Net realized gain	(10.879)	(8.336)	(5.852)	(4.485)	(3.341)
Total dividends and distributions	(10.879)	(8.336)	(5.852)	(4.485)	(3.341)
Net asset value, end of period	$ 39.719	$ 75.915	$ 72.024	$ 54.949	$ 42.392
Total return[2]	(33.49%)	16.82%	42.67%	41.03%	1.10%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 347,944	$536,260	$529,852	$419,005	$328,878
Ratio of expenses to average net assets	0.96%	0.95%	0.96%	0.98%	0.99%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.99%	0.98%	0.99%	1.01%	1.01%
Ratio of net investment (loss) to average net assets	(0.35%)	(0.54%)	(0.41%)	(0.26%)	(0.25%)
Ratio of net investment (loss) to average net assets prior to expenses waived/reimbursed	(0.38%)	(0.57%)	(0.44%)	(0.29%)	(0.27%)
Portfolio turnover	38%	32%	27%	30%	30%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington Capital Growth Fund–8

LVIP Wellington Capital Growth Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Wellington Capital Growth Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek capital growth. Realization of income is not a significant investment consideration and any income realized will be incidental.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.
 The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Wellington Capital Growth Fund–9

LVIP Wellington Capital Growth Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $4,400 for the year ended December 31, 2022. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.75% of the first $100 million of the Fund's average daily net assets; 0.70% of the next $150 million; 0.65% of the next $750 million; and 0.60% of the Fund's average daily net assets in excess of $1 billion.   Effective October 1, 2022, LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.040% on the first $500 million of the Fund’s average daily net assets and 0.070% of the Fund’s average daily net assets in excess of $500 million.   The agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
 Prior to October 1, 2022, the waiver amount was 0.050% on the first $100 million of the Fund’s average daily net assets; 0.000% on the next $150 million, 0.025% on the next $250 million; and 0.050% on the excess of $500 million of the Fund’s average daily net assets.
Wellington Management Company LLP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$50,786
Legal	9,127
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $15,712 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP Wellington Capital Growth Fund–10

LVIP Wellington Capital Growth Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$334,893
Distribution fees payable to LFD	75,595
Shareholder servicing fees payable to Lincoln Life	15,365
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2022, the Fund engaged in securities sales of $1,687,060, which resulted in net realized losses of $675,893.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$259,589,893
Sales	276,318,867
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$436,646,698
Aggregate unrealized appreciation of investments	$221,723,921
Aggregate unrealized depreciation of investments	(49,580,167)
Net unrealized appreciation of investments	$172,143,754
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$588,902,287	$—	$—	$588,902,287
Money Market Fund	19,888,165	—	—	19,888,165
Total Investments	$608,790,452	$—	$—	$608,790,452
There were no Level 3 investments at the beginning or end of the year.
LVIP Wellington Capital Growth Fund–11

LVIP Wellington Capital Growth Fund
Notes to Financial Statements (continued)
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$419,348	$6,329,088
Long-term capital gains	128,457,802	84,847,582
Total	$128,877,150	$91,176,670
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$ 10,298,646
Net unrealized appreciation	172,143,754
Distributable earnings/(accumulated loss)	$182,442,400
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, the Fund recorded the following permanent reclassifications primarily related to net operating losses:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$1,766,021	$(1,766,021)
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
At December 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	705,767	509,524
Service Class	995,137	512,710
Shares reinvested:
Standard Class	1,258,409	452,136
Service Class	1,878,009	705,537
	4,837,322	2,179,907
Shares redeemed:
Standard Class	(581,280)	(615,350)
Service Class	(1,176,962)	(1,510,879)
	(1,758,242)	(2,126,229)
Net increase	3,079,080	53,678
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
LVIP Wellington Capital Growth Fund–12

LVIP Wellington Capital Growth Fund
Notes to Financial Statements (continued)
8. Risk Factors
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2022. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Wellington Capital Growth Fund–13

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Wellington Capital Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Wellington Capital Growth Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP Wellington Capital Growth Fund–14

LVIP Wellington Capital Growth Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2023. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was the same as the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
LVIP Wellington Capital Growth Fund–15

LVIP Wellington Capital Growth Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreements between LIAC and Wellington Management Company, LLP (“Wellington”) on behalf of the LVIP Wellington Capital Growth Fund, the Board considered the nature, extent and quality of services provided by Wellington under the subadvisory agreement. The Board reviewed the services provided by Wellington, the backgrounds of the investment professionals servicing the Fund, the reputation, resources and investment approach of Wellington. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Wellington Capital Growth Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Growth funds category and the Russell 1000® Growth Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-year period, above the return of the Morningstar peer group median and below return of the benchmark index for the three- and ten-year periods and above the return of the Morningstar peer group median and the benchmark index for the five-year period. The Board concluded that the services provided by Wellington were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the LVIP Wellington Capital Growth Fund’s subadvisory fee schedule, which contains breakpoints, and the fees charged to other registered funds subadvised by Wellington. The Board considered that LIAC compensates Wellington from its fees and that the subadvisory fee schedule was negotiated between LIAC and Wellington, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered that the subadvisory fee schedule was negotiated between LIAC and Wellington, an unaffiliated third party, and that LIAC compensates Wellington from its fees. The Board reviewed materials provided by Wellington as to any additional benefits it receives and noted Wellington’s statement that the engagement provides a reputational benefit and that it obtains research through client commission arrangements.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Wellington Capital Growth Fund–16

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP Wellington Capital Growth Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP Wellington Capital Growth Fund–18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP Wellington Capital Growth Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP Wellington Capital Growth Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Wellington Capital Growth Fund–21

LVIP Wellington SMID Cap Value Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Wellington SMID Cap Value Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Wellington SMID Cap Value Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Wellington Management Company LLP
The Fund returned (10.00%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the Russell 2500™ Value Index1, returned (13.08%).
U.S. equities fell during the twelve-month period ended 31 December 2022 amid rampant inflation, surging borrowing costs, uncertainty about corporate earnings and an increased probability of recession. Fears about the economic implications of Russia’s large-scale military attack on Ukraine and the prospect of aggressive monetary policy tightening by the U.S. Federal Reserve (Fed) drove the S&P 500® Index2 into correction territory in February. President Joe Biden signed into law a massive U.S.$1.5 trillion spending bill, which included substantial increases in domestic and national security programs and U.S.$13.6 billion of aid to Ukraine. The housing market was pressured by soaring mortgage rates, slowing demand, and elevated home prices. Greater optimism that the Fed would begin to scale back its aggressive pace of interest rate hikes, along with outsized short covering and hedging, helped to fuel a sharp rebound in stocks in October and November before risk sentiment waned in December amid recession fears, macroeconomic headwinds, and downside earnings risks in the coming quarters. In December, the Fed raised interest rates by 50 basis points (bps), snapping a streak of four consecutive hikes of 75 bps.
Returns varied during the period by market-cap. Large-cap stocks, as measured by the S&P 500® Index, and Mid-cap stocks, as measured by the S&P MidCap 400® Index3 outperformed small-cap stocks, as measured by the Russell 2000® Index4.
The Fund outperformed the benchmark index during the twelve-month period ended 31 December 2022. Relative outperformance was driven by strong security selection in the real estate, consumer discretionary, and financials sectors. This was partially offset by weaker selection in information technology, communication services, and energy. Sector allocation, a residual of our bottom-up stock selection process, also contributed to relative results; in particular, the Fund’s underweight allocations to real estate, communication services, and consumer discretionary.  In contrast, underweight allocations to energy, materials, and information technology detracted from performance.
Top contributors to relative performance during the period included overweight positions in Coterra Energy (energy), a hydrocarbon exploration company; Alleghany (financials), a property and casualty insurance company; and Haemonetics (health care), a global healthcare company. The Fund maintained its position in Coterra Energy but eliminated its positions in Alleghany and Haemonetics at the end of the period.
Top relative detractors during the period included overweight positions in Syneos Health (health care), a management consulting company; and Western Alliance (financials), a bank holding company. The Fund maintained its positions in Syneos Health and Western Alliance but eliminated its position in Lementum Holdings at the end of the period.
The Fund’s largest overweight allocations were to the industrials, financials, and information technology sectors, while the largest underweights were to communication services, consumer staples, and utilities sectors.
The Fund did not utilize derivatives during the period.
Portfolio Manager:
Wellington Management Company LLP:	Greg J. Garabedian
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/12 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Wellington SMID Cap Value Fund Standard Class shares on 12/31/12. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $24,050. For comparison, look at how the Russell 2500™ Value Index did over the same period. The same $10,000 investment would have increased to $23,522. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Wellington SMID Cap Value Fund–1

LVIP Wellington SMID Cap Value Fund
2022 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 10.00%
Five Years	+ 5.56%
Ten Years	+ 9.17%
Service Class Shares
One Year	- 10.23%
Five Years	+ 5.29%
Ten Years	+ 8.90%
1. The Russell 2500TM Value Index measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
3. The S&P MidCap 400®Index is a broad based measurement of changes in stock market conditions based on average performance of 400 widely held U.S. common stocks.
4. The Russell 2000®Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000®Index is a subset of the Russell 3000®Index, representing approximately 10% of the total market capitalization of the index.
LVIP Wellington SMID Cap Value Fund–2

LVIP Wellington SMID Cap Value Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$1,066.70	0.80%	$4.17
Service Class Shares	1,000.00	1,065.30	1.05%	5.47
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.20	0.80%	$4.08
Service Class Shares	1,000.00	1,019.90	1.05%	5.35

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Wellington SMID Cap Value Fund–3

LVIP Wellington SMID Cap Value Fund
Security Type/Sector Allocation and Top 10 Equity Holdings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.73%
Aerospace & Defense	4.13%
Airlines	0.56%
Auto Components	2.35%
Banks	10.10%
Building Products	3.49%
Chemicals	4.03%
Commercial Services & Supplies	1.57%
Communications Equipment	3.04%
Construction & Engineering	0.75%
Diversified Financial Services	1.80%
Electric Utilities	2.06%
Electronic Equipment, Instruments & Components	2.72%
Equity Real Estate Investment Trusts	6.79%
Food & Staples Retailing	2.11%
Food Products	0.69%
Gas Utilities	1.02%
Health Care Equipment & Supplies	4.91%
Health Care Providers & Services	2.91%
Hotels, Restaurants & Leisure	2.09%
Household Durables	1.52%
Insurance	9.20%
Interactive Media & Services	0.94%
IT Services	1.04%
Life Sciences Tools & Services	1.04%
Machinery	5.35%
Metals & Mining	1.58%
Oil, Gas & Consumable Fuels	5.02%
Professional Services	1.21%
Road & Rail	1.41%
Semiconductors & Semiconductor Equipment	4.53%
Software	1.27%
Specialty Retail	2.32%
Textiles, Apparel & Luxury Goods	2.94%
Trading Companies & Distributors	3.24%
Money Market Fund	0.19%
Total Investments	99.92%
Receivables and Other Assets Net of Liabilities	0.08%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Kemper Corp.	2.25%
Aegon NV	2.18%
U.S. Foods Holding Corp.	2.12%
AerCap Holdings NV	2.02%
Builders FirstSource, Inc.	1.82%
Voya Financial, Inc.	1.80%
F5, Inc.	1.79%
Middleby Corp.	1.75%
Diamondback Energy, Inc.	1.69%
Synovus Financial Corp.	1.68%
Total	19.10%

IT–Information Technology

LVIP Wellington SMID Cap Value Fund–4

LVIP Wellington SMID Cap Value Fund
Statement of Net Assets
December 31, 2022
	Number of Shares	Value (U.S. $)
COMMON STOCK–99.73%
Aerospace & Defense–4.13%
Curtiss-Wright Corp.	20,405	$ 3,407,431
Howmet Aerospace, Inc.	118,341	4,663,819
Spirit AeroSystems Holdings, Inc. Class A	146,654	4,340,958
		12,412,208
Airlines–0.56%
†JetBlue Airways Corp.	259,508	1,681,612
		1,681,612
Auto Components–2.35%
Gentex Corp.	155,879	4,250,820
†Visteon Corp.	21,509	2,814,023
		7,064,843
Banks–10.10%
Ameris Bancorp	99,956	4,711,926
Atlantic Union Bankshares Corp.	46,973	1,650,631
Cadence Bank	191,149	4,713,734
SouthState Corp.	58,431	4,461,791
Synovus Financial Corp.	134,284	5,042,364
†Triumph Bancorp, Inc.	35,193	1,719,882
Webster Financial Corp.	82,204	3,891,538
Western Alliance Bancorp	70,248	4,183,971
		30,375,837
Building Products–3.49%
†Builders FirstSource, Inc.	84,372	5,474,055
Fortune Brands Home & Security, Inc.	67,359	3,846,873
†PGT Innovations, Inc.	66,074	1,186,689
		10,507,617
Chemicals–4.03%
Celanese Corp.	40,348	4,125,179
FMC Corp.	34,537	4,310,218
Valvoline, Inc.	113,162	3,694,739
		12,130,136
Commercial Services & Supplies–1.57%
†Clean Harbors, Inc.	41,453	4,730,616
		4,730,616
Communications Equipment–3.04%
†F5, Inc.	37,622	5,399,133
†Lumentum Holdings, Inc.	72,076	3,760,205
		9,159,338
Construction & Engineering–0.75%
†Fluor Corp.	64,845	2,247,528
		2,247,528
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Financial Services–1.80%
Voya Financial, Inc.	88,228	$ 5,425,140
		5,425,140
Electric Utilities–2.06%
Alliant Energy Corp.	59,470	3,283,338
Evergy, Inc.	46,475	2,924,672
		6,208,010
Electronic Equipment, Instruments & Components–2.72%
†Flex Ltd.	197,165	4,231,161
National Instruments Corp.	107,146	3,953,687
		8,184,848
Equity Real Estate Investment Trusts–6.79%
American Assets Trust, Inc.	75,428	1,998,842
Americold Realty Trust, Inc.	97,409	2,757,649
Essential Properties Realty Trust, Inc.	172,028	4,037,497
First Industrial Realty Trust, Inc.	73,732	3,558,306
Gaming & Leisure Properties, Inc.	90,548	4,716,645
Ryman Hospitality Properties, Inc.	41,265	3,374,652
		20,443,591
Food & Staples Retailing–2.11%
†U.S. Foods Holding Corp.	187,071	6,364,155
		6,364,155
Food Products–0.69%
†Sovos Brands, Inc.	143,858	2,067,240
		2,067,240
Gas Utilities–1.02%
ONE Gas, Inc.	40,358	3,055,908
		3,055,908
Health Care Equipment & Supplies–4.91%
†Avanos Medical, Inc.	89,076	2,410,397
DENTSPLY SIRONA, Inc.	83,539	2,659,882
†ICU Medical, Inc.	27,330	4,303,928
†Integra LifeSciences Holdings Corp.	85,616	4,800,489
Teleflex, Inc.	2,400	599,112
		14,773,808
Health Care Providers & Services–2.91%
Encompass Health Corp.	76,639	4,583,779
†Molina Healthcare, Inc.	12,647	4,176,292
		8,760,071
Hotels, Restaurants & Leisure–2.09%
†Denny's Corp.	253,914	2,338,548
LVIP Wellington SMID Cap Value Fund–5

LVIP Wellington SMID Cap Value Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
Wyndham Hotels & Resorts, Inc.	55,442	$ 3,953,569
		6,292,117
Household Durables–1.52%
†Meritage Homes Corp.	49,592	4,572,382
		4,572,382
Insurance–9.20%
Aegon NV	1,302,114	6,562,655
Everest Re Group Ltd.	12,977	4,298,891
Globe Life, Inc.	26,058	3,141,292
Hanover Insurance Group, Inc.	23,972	3,239,336
James River Group Holdings Ltd.	176,054	3,681,289
Kemper Corp.	137,391	6,759,637
		27,683,100
Interactive Media & Services–0.94%
†Cargurus, Inc.	105,055	1,471,820
†Taboola.com Ltd.	441,748	1,360,584
		2,832,404
IT Services–1.04%
†FleetCor Technologies, Inc.	16,991	3,120,907
		3,120,907
Life Sciences Tools & Services–1.04%
†Syneos Health, Inc.	85,046	3,119,487
		3,119,487
Machinery–5.35%
Esab Corp.	71,111	3,336,528
Flowserve Corp.	95,365	2,925,798
Ingersoll Rand, Inc.	26,714	1,395,807
John Bean Technologies Corp.	34,869	3,184,586
†Middleby Corp.	39,309	5,263,475
		16,106,194
Metals & Mining–1.58%
Reliance Steel & Aluminum Co.	23,483	4,753,899
		4,753,899
Oil, Gas & Consumable Fuels–5.02%
Coterra Energy, Inc.	166,139	4,082,035
Delek U.S. Holdings, Inc.	45,442	1,226,934
Diamondback Energy, Inc.	37,187	5,086,438
Marathon Oil Corp.	173,930	4,708,285
		15,103,692
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Professional Services–1.21%
Leidos Holdings, Inc.	34,489	$ 3,627,898
		3,627,898
Road & Rail–1.41%
Knight-Swift Transportation Holdings, Inc.	81,210	4,256,216
		4,256,216
Semiconductors & Semiconductor Equipment–4.53%
†Allegro MicroSystems, Inc.	89,275	2,680,036
†Cirrus Logic, Inc.	43,274	3,223,048
MKS Instruments, Inc.	52,728	4,467,643
†Synaptics, Inc.	34,176	3,252,188
		13,622,915
Software–1.27%
Progress Software Corp.	75,902	3,829,256
		3,829,256
Specialty Retail–2.32%
†Burlington Stores, Inc.	6,494	1,316,723
†Five Below, Inc.	11,117	1,966,264
Monro, Inc.	81,669	3,691,439
		6,974,426
Textiles, Apparel & Luxury Goods–2.94%
Columbia Sportswear Co.	51,867	4,542,512
Steven Madden Ltd.	134,598	4,301,752
		8,844,264
Trading Companies & Distributors–3.24%
†AerCap Holdings NV	104,119	6,072,220
Herc Holdings, Inc.	28,000	3,683,960
		9,756,180
Total Common Stock (Cost $261,330,241)		300,087,843

MONEY MARKET FUND–0.19%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 4.12%)	560,598	560,598
Total Money Market Fund (Cost $560,598)		560,598

LVIP Wellington SMID Cap Value Fund–6

LVIP Wellington SMID Cap Value Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–99.92% (Cost $261,890,839)	$300,648,441
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.08%	247,212
NET ASSETS APPLICABLE TO 12,184,095 SHARES OUTSTANDING–100.00%	$300,895,653
NET ASSET VALUE PER SHARE–LVIP WELLINGTON SMID CAP VALUE FUND STANDARD CLASS ($168,753,180 / 6,815,591 Shares)	$24.760
NET ASSET VALUE PER SHARE–LVIP WELLINGTON SMID CAP VALUE FUND SERVICE CLASS ($132,142,473 / 5,368,504 Shares)	$24.614
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$248,434,254
Distributable earnings/(accumulated loss)	52,461,399
TOTAL NET ASSETS	$300,895,653

† Non-income producing.
★ Includes $257,230 payable for securities purchased, $306,213 payable for fund shares redeemed, $44,197 other accrued expenses payable and $219,918 due to manager and affiliates as of December 31, 2022.

Summary of Abbreviations:
IT–Information Technology
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington SMID Cap Value Fund–7

LVIP Wellington SMID Cap Value Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Dividends	$ 4,606,794
Foreign taxes withheld	(37,130)
4,569,664
EXPENSES:
Management fees	2,537,785
Distribution fees-Service Class	350,037
Shareholder servicing fees	92,708
Accounting and administration expenses	81,806
Professional fees	34,711
Trustees’ fees and expenses	10,526
Reports and statements to shareholders	10,476
Custodian fees	8,274
Pricing fees	5,318
Consulting fees	2,910
Other	11,169
3,145,720
Less:
Management fees waived	(279,763)
Total operating expenses	2,865,957
NET INVESTMENT INCOME	1,703,707
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	25,528,803
Foreign currencies	(1,297)
Net realized gain	25,527,506
Net change in unrealized appreciation (depreciation) of:
Investments	(62,585,137)
Foreign currencies	(635)
Net change in unrealized appreciation (depreciation)	(62,585,772)
NET REALIZED AND UNREALIZED LOSS	(37,058,266)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(35,354,559)
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington SMID Cap Value Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 1,703,707	$ 1,166,978
Net realized gain	25,527,506	50,968,326
Net change in unrealized appreciation (depreciation)	(62,585,772)	29,349,942
Net increase (decrease) in net assets resulting from operations	(35,354,559)	81,485,246
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(20,889,980)	(10,661,235)
Service Class	(16,122,908)	(7,726,211)
	(37,012,888)	(18,387,446)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	18,127,965	38,947,628
Service Class	22,666,584	22,758,622
Reinvestment of dividends and distributions:
Standard Class	20,889,980	10,661,235
Service Class	16,122,908	7,726,211
	77,807,437	80,093,696
Cost of shares redeemed:
Standard Class	(42,347,146)	(24,996,598)
Service Class	(33,971,371)	(33,792,681)
	(76,318,517)	(58,789,279)
Increase in net assets derived from capital share transactions	1,488,920	21,304,417
NET INCREASE (DECREASE) IN NET ASSETS	(70,878,527)	84,402,217
NET ASSETS:
Beginning of year	371,774,180	287,371,963
End of year	$300,895,653	$371,774,180
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington SMID Cap Value Fund–8

LVIP Wellington SMID Cap Value Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Wellington SMID Cap Value Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 31.474	$ 25.906	$ 27.575	$ 22.929	$ 27.870
Income (loss) from investment operations:
Net investment income[1]	0.180	0.139	0.190	0.265	0.173
Net realized and unrealized gain (loss)	(3.536)	7.094	(0.121)	6.599	(4.079)
Total from investment operations	(3.356)	7.233	0.069	6.864	(3.906)
Less dividends and distributions from:
Net investment income	(0.200)	(0.152)	(0.182)	(0.259)	(0.184)
Net realized gain	(3.158)	(1.513)	(1.533)	(1.959)	(0.851)
Return of capital	—	—	(0.023)	—	—
Total dividends and distributions	(3.358)	(1.665)	(1.738)	(2.218)	(1.035)
Net asset value, end of period	$ 24.760	$ 31.474	$ 25.906	$ 27.575	$ 22.929
Total return[2]	(10.00%)	28.20%	1.77%	30.59%	(14.53%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 168,753	$212,471	$153,274	$134,735	$ 100,655
Ratio of expenses to average net assets	0.79%	0.78%	0.83%	0.83%	0.87%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.88%	0.87%	0.92%	0.92%	0.92%
Ratio of net investment income to average net assets	0.64%	0.46%	0.85%	1.01%	0.63%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.55%	0.37%	0.76%	0.92%	0.58%
Portfolio turnover	85%	58%	77%	54%	58%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington SMID Cap Value Fund–9

LVIP Wellington SMID Cap Value Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Wellington SMID Cap Value Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 31.316	$ 25.785	$ 27.469	$ 22.856	$ 27.780
Income (loss) from investment operations:
Net investment income[1]	0.109	0.062	0.134	0.199	0.104
Net realized and unrealized gain (loss)	(3.519)	7.057	(0.134)	6.570	(4.059)
Total from investment operations	(3.410)	7.119	—	6.769	(3.955)
Less dividends and distributions from:
Net investment income	(0.134)	(0.075)	(0.134)	(0.197)	(0.118)
Net realized gain	(3.158)	(1.513)	(1.533)	(1.959)	(0.851)
Return of capital	—	—	(0.017)	—	—
Total dividends and distributions	(3.292)	(1.588)	(1.684)	(2.156)	(0.969)
Net asset value, end of period	$ 24.614	$ 31.316	$ 25.785	$ 27.469	$ 22.856
Total return[2]	(10.23%)	27.88%	1.52%	30.27%	(14.75%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 132,142	$159,303	$134,098	$125,178	$ 94,063
Ratio of expenses to average net assets	1.04%	1.03%	1.08%	1.08%	1.12%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.13%	1.12%	1.17%	1.17%	1.17%
Ratio of net investment income to average net assets	0.39%	0.21%	0.60%	0.76%	0.38%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.30%	0.12%	0.51%	0.67%	0.33%
Portfolio turnover	85%	58%	77%	54%	58%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Wellington SMID Cap Value Fund–10

LVIP Wellington SMID Cap Value Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Wellington SMID Cap Value Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.
 The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in
LVIP Wellington SMID Cap Value Fund–11

LVIP Wellington SMID Cap Value Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2022, the value and cost of foreign currency held by the LVIP Wellington SMID Cap Value Fund is $4,502 and $5,531 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. The Fund records investment income and return of capital in the Statement of Operations using management’s estimate of the percentage of income included in the distributions received from each MLP based on historical information from the MLPs and other industry sources. These estimates may be adjusted based on information received from the MLPs after the tax and fiscal year ends.
The return of capital portion of the MLP distributions is a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed its cost basis, the distributions are treated as realized gains. The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the year ended December 31, 2022, the Fund estimated that 100% of the MLP distributions received would be treated as a return of capital.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $4,556 for the year ended December 31, 2022. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 1.05% of the first $25 million of the Fund's average daily net assets; 0.95% of the next $25 million; 0.85% of the next $50 million; 0.75% of the next $150 million; and 0.70% of the Fund's average daily net assets in excess of $250 million.   LIAC has contractually agreed to waive a portion of its advisory fee as follows: 0.115% on the first $100 million of the Fund’s average daily net assets and 0.075% of the Fund’s average daily net assets in excess of $100 million.   The agreement will continue at least through April 30, 2023, and cannot be terminated before that date without the mutual agreement of the Board and LIAC.   The management fee, net of waivers, is calculated daily and paid monthly.
Wellington Management Company LLP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
LVIP Wellington SMID Cap Value Fund–12

LVIP Wellington SMID Cap Value Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$22,887
Legal	4,119
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $5,513 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$183,880
Distribution fees payable to LFD	28,531
Shareholder servicing fees payable to Lincoln Life	7,507
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2022, the Fund engaged in securities purchases of $41,336.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$270,897,574
Sales	303,402,378
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$274,749,989
Aggregate unrealized appreciation of investments	$ 41,507,110
Aggregate unrealized depreciation of investments	(15,609,687)
Net unrealized appreciation of investments	$ 25,897,423
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
LVIP Wellington SMID Cap Value Fund–13

LVIP Wellington SMID Cap Value Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$300,087,843	$—	$—	$300,087,843
Money Market Fund	560,598	—	—	560,598
Total Investments	$300,648,441	$—	$—	$300,648,441
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$6,647,014	$18,387,446
Long-term capital gains	30,365,874	—
Total	$37,012,888	$18,387,446
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 223,110
Undistributed long-term capital gains	26,340,866
Net unrealized appreciation	25,897,423
Distributable earnings/(accumulated loss)	$52,461,399
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, there were no permanent differences requiring a reclassification.
At December 31, 2022, the Fund had no capital loss carryforwards for federal income tax purposes.
LVIP Wellington SMID Cap Value Fund–14

LVIP Wellington SMID Cap Value Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	645,161	1,299,315
Service Class	794,120	761,745
Shares reinvested:
Standard Class	878,550	353,395
Service Class	683,886	257,369
	3,001,717	2,671,824
Shares redeemed:
Standard Class	(1,458,883)	(818,403)
Service Class	(1,196,495)	(1,132,768)
	(2,655,378)	(1,951,171)
Net increase	346,339	720,653
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
The Fund invests a significant portion of its assets in mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2022. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings,
LVIP Wellington SMID Cap Value Fund–15

LVIP Wellington SMID Cap Value Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Wellington SMID Cap Value Fund–16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Wellington SMID Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Wellington SMID Cap Value Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP Wellington SMID Cap Value Fund–17

LVIP Wellington SMID Cap Value Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LIAC were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LIAC had implemented an advisory fee waiver through April 30, 2023. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was the same as the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
LVIP Wellington SMID Cap Value Fund–18

LVIP Wellington SMID Cap Value Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LIAC had implemented an advisory fee waiver for the Fund through April 30, 2023 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits. The Board reviewed materials provided by LIAC as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LIAC and Wellington Management Company, LLP (“Wellington”) on behalf of the LVIP Wellington SMID Cap Value Fund, the Board considered the nature, extent and quality of services provided by Wellington under the subadvisory agreement. The Board reviewed the services provided by Wellington, the backgrounds of the investment professionals servicing the Fund, the reputation, resources and investment approach of Wellington. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP Wellington SMID Cap Value Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Mid-Cap Value funds category and the Russell 2500® Value Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-, three- and five-year periods and below the return of the Morningstar peer group median and the benchmark index for the ten-year period. The Board concluded that the services provided by Wellington were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, which contains a breakpoint, and the fees charged to other registered investment companies subadvised by Wellington. The Board considered that LIAC compensates Wellington from its fees and that the subadvisory fee schedule was negotiated between LIAC and Wellington, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered that the subadvisory fee schedule was negotiated between LIAC and Wellington, an unaffiliated third party, and that LIAC compensates Wellington from its fees. The Board reviewed materials provided by Wellington as to any additional benefits it receives and noted Wellington’s statement that the engagement provides a reputational benefit and that it obtains research through client commission arrangements.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Wellington SMID Cap Value Fund–19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP Wellington SMID Cap Value Fund–20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP Wellington SMID Cap Value Fund–21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP Wellington SMID Cap Value Fund–22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP Wellington SMID Cap Value Fund–23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Wellington SMID Cap Value Fund–24

LVIP Western Asset Core Bond Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2022

Lincoln Variable Insurance Products Trust
President’s Letter
Dear Fellow Investors,
2022 has been a year of many significant changes and challenges to global capital markets, characterized by persistently high inflation, sharply rising interest rates and negative returns for most asset classes.
Despite the previous talk of transitory inflation by many economists, there was a worldwide inflation surge from mid-2021 to 2022, driven by rapid recovery of consumer demand and widespread supply shortages. The Covid-19 pandemic has been waning but continued to cause disruptions to global supply chains, as exemplified by the chip shortages. Fueled by sharply surging commodity and shipping prices in early 2022, U.S. inflation readings experienced a persistent and structural increase to alarming levels and reached the highest point in four decades during 2022. Furthermore, the abrupt Russian invasion of Ukraine, on top of enormous human toll, exacerbated economic disruptions and supply shortages that added to inflationary pressure and market volatility.

In order to control high inflation, the U.S. Federal Reserve (Fed), along with other major central banks, took drastic measures by rapidly reversing decade-long accommodative monetary policies. From a near zero rate, the Fed hiked interest rates by 4.25% in 2022, which was the fastest pace of rate hikes ever. The Fed has hiked interest rates by 75 basis points five times in the past 30 years, with four of these rate hikes occurring  in 2022. Moreover, it moved from quantitative easing to the opposite – quantitative tightening, which involved shrinking a $9 trillion balance sheet and reducing liquidity. As a result, U.S. Treasury yields reversed their long decline during the past 4 decades. The yield on the 10-year treasury bond rose sharply from 1.51% in the end of 2021 to 3.87% as of Dec. 31, 2022. Accordingly, fixed-income investments suffered the worst year in history as interest rates rise, prices for bonds tend to fall. For the first time ever, Bloomberg U.S. Aggregate Bond Index and Bloomberg U.S. Treasury Index both had double digit negative returns in 2022, 13.1% (-13.1%) and 12.5% (-12.5%) respectively, which were the worst yearly returns since their respective inceptions in the 1970s. To put it to a historic perspective, both indices posted positive returns in 2008 during the Great Financial Crisis (GFC), as they did every year in the early 1980s during the prior notable rate hiking cycles.
After rising for three consecutive years from the beginning of 2019, the S&P 500 Index (total return) doubled and the Nasdaq Composite Index more than doubled by the end of 2021. The remarkable bull market came to an end in 2022. While earnings growth was positive in the first three quarters, financial conditions were materially tighter, and equity market volatility as indicated by CBOE Market Volatility Index stayed elevated throughout the year. Furthermore, sharply rising interest rates diminished equity risk premium and compressed price multiples. During 2022, the U.S. domestic equity market entered the longest and one of the worst bear markets since the GFC. The S&P 500 Index returned a negative 18.1% (-18.1%), and the Nasdaq Composite Index returned a negative 32.3% (-32.3%), the latter of which echoed its severe decline during the first quarter of 2020. Dispersed performance across investment styles and geographies continued in 2022. Value equity outperformed growth equity across all market capitalization by double digits, which is a continuation for mid cap and small cap, but a sharp reversal for large cap as large cap growth outperformed consistently every year since 2017. In addition, while non-U.S. equities in developed markets outperformed U.S. equities, emerging markets continued to lag.
As we move into 2023, we believe that four key macroeconomic themes are front and center:
Declining inflation – The global supply chain began to recover and commodity prices fell in the second half of 2022. With that, we believe inflation has likely peaked and is on its course of decline from current high levels, especially in the U.S. We expect the easing of inflationary pressure to continue throughout 2023. The 1-year US TIPS breakeven rate is a popular gauge of the markets’ inflation expectations. As of the end of 2022, it signaled that investors expect a sharp drop to near 2% by the end of 2023. If this proves true, we may be able to gradually put inflation into the backseat, even if there might be bumps on the road.
Likely Fed pause – Thanks to the decline of inflationary pressures, we may be able to put the recent string of aggressive interest rate hikes behind us as well. As stated in their most recent dot plot, the Fed projected an equivalent of three more 25 bp hikes in 2023, before hitting a terminal rate of 5.1%. At that point, the Fed is likely to pause and allow the impact of tighter policy to make its way through the economy. There is a chance that quantitative tightening may end in 2023. Therefore, the pause, if not the end, of Fed rate hike cycle is approaching. However, restrictive monetary policy may remain in effect throughout the year with continued high interest rates, testing the strength of U.S. economy.
Looming economic slowdown and risk of recession – The path to a soft landing for U.S. economy has narrowed significantly in 2022. U.S. 2-year vs. 10-year yield curve inversion, which preceded each of the past seven recessions, has hit the deepest level since the 1980s. Personal savings rate for American households has fallen to a 17-year low of only 2.3% recently. Corporate earnings, housing market and manufacturing activities have all been showing signs of weakness. In addition, the Russia-Ukraine war has become a war of attrition, having a risk of escalation and long-term geopolitical ramifications. With the Euro Zone and U.K. likely in a recession already, according to a survey of professional forecasters by the Philadelphia Federal Reserve, the highest percentage of respondents since the survey began more than 50 years ago expected a recession in the U.S. within 12 months.
Despite tightened financial conditions and signs of economic slowdown, U.S. labor market continues to be strong, as the unemployment rate still nears the lowest in the past five decades and there are plentiful job vacancies. Corporate and consumer balance sheets remain healthy and resilient in general. If we do end up entering a recession, it is the consensus view that the recession will likely be relatively mild.
Dawn of a post-rate hike new market cycle – General George Patton once said, “if everyone is thinking alike, then somebody isn’t thinking.” Given the consensus of recession forecasts after a dismal 2022, we believe that it is wise to stay invested and navigate prudently through market volatility. Capital markets, as leading indicators of the economy, have historically experienced most of their declines during the period leading up to a recession, and often begun their recovery well in advance. The Fed’s pause of current interest rate hiking cycle may bring tailwinds to equity market recovery. With higher yields, fixed-income investments appear more attractive than they were in more than a decade, providing opportunities and diversification benefits to both balanced and income generating portfolios.

Lincoln Variable Insurance Products Trust
President’s Letter (continued)
Considering this evolving economic backdrop, it is an important time to evaluate the risks in your portfolio with your financial advisor to ensure you are properly diversified based on your time horizon, financial goals and risk tolerance. We are continuing to enhance our LVIP funds in order to provide a more robust and cost-effective universe of actively managed, rules-based and passive investment options across major asset classes including equity, fixed income, and multi-asset that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2023.
Sincerely,
Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Western Asset Core Bond Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Western Asset Core Bond Fund
2022 Annual Report Commentary (unaudited)
Advised by: Lincoln Investment Advisors Corporation
Subadvised by: Western Asset Management Company
The Fund returned (16.42%) (Standard Class shares with distributions reinvested) for the year ended December 31, 2022, while its benchmark, the Bloomberg U.S. Aggregate Bond Index1, returned (13.01%).
In 2022, the LVIP Western Asset Core Bond Fund underperformed its benchmark.
During 2022, bond yields soared and risk assets weakened as the US Federal Reserve (Fed) and other central banks aggressively hiked interest rates to address rising global inflation pressures. Bonds had arguably their worst year since the Great Depression and the Bloomberg U.S. Aggregate Bond Index was down (13.01%), which was by far its worst year since its 1971 inception. The yield curve bear flattened, as short-term yields rose more than long-term yields, and most of the curve became inverted.
Geopolitical risks came to the forefront with Russia’s invasion of Ukraine on February 24. The imposition of financial and economic sanctions, including the freezing of the Russian central bank’s external reserve assets, pushed oil prices past $100/barrel and renewed concerns over global growth as much of the world was still recovering from economic disruptions brought on by recent COVID-19 variants in late 2021.
As the year progressed, US inflation pressure continued to rise and far exceeded market and Fed expectations. Price shocks were then exacerbated by the Russian invasion of Ukraine which put additional pressure on food and energy prices and the reinstatement of Covid lockdowns in China further exacerbating supply chain pressures. Headline YoY Consumer Price Index (CPI) peaked at 9.1% in June and Core YoY CPI peaked at 6.6% in September. US inflation moderated in 4Q with November YoY Headline and Core CPI slowing to 7.1% and 6.0% respectively.
The Fed had to dramatically shift course and continuously shift its rate hike expectations higher and higher throughout the year. After starting the year only anticipating the need to raise the Federal Funds rate by 75 bps in 2022, the Fed ended up raising rates by 425 bps which resulted in the fastest pace of rate hikes in a single year since the 1980s. Other developed markets central banks also aggressively raised rates, including the European Central Bank, which exited its negative rate policy that had been in place since 2014.
The main detractor to the Fund’s performance was its interest rate positioning. The Fund was generally overweight duration relative to the benchmark, which detracted from performance as yields rose, while its yield-curve positioning contributed to performance as the curve significantly flattened. Additionally, the Fund’s exposure to emerging markets detracted from performance, mainly due to the selloff in Russian assets and as USD-denominated emerging market bond spreads widened. Finally, the Fund’s structured product exposures, including non-agency RMBS, CMBS and ABS, detracted from performance as structured spreads generally widened.
In terms of contributors, the Fund’s underweight exposure to agency mortgage-backed securities (MBS) was the main contributor to performance as agency MBS spreads widened. The Fund’s corporate credit exposures, investment grade (IG) and high-yield (fallen angels), had minimal impact on performance.
Interest rate derivatives, including futures, options and swaps, were used to tactically adjust the Fund’s duration and yield curve positioning. Credit index derivatives were used to adjust the Fund’s exposure to credit index spread levels.
Portfolio Managers:
Western Asset Management Company:	John Bellows S. Kenneth Leech Mark S. Lindbloom Frederick R. Marki Julien Scholnick
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 7/14/16 through 12/31/22
This chart illustrates, hypothetically, that $10,000 was invested in LVIP Western Asset Core Bond Fund shares on 7/14/16 (commencement of operations). As the chart shows, by 12/31/22, the value of the investment at net asset value, with any dividends and distributions reinvested, would have decreased to $9,894 for the Standard Class shares and to $9,736 for the Service Class shares. For comparison, look at how the Bloomberg U.S. Aggregate Bond Index did from 7/14/16 through 12/31/22. The same $10,000 investment would have increased to $10,072. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.

LVIP Western Asset Core Bond Fund–1

LVIP Western Asset Core Bond Fund
2022 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/22
Standard Class Shares
One Year	- 16.42%
Five Years	- 0.42%
Inception (7/14/16)	- 0.16%
Service Class Shares
One Year	- 16.62%
Five Years	- 0.67%
Inception (7/14/16)	- 0.41%
1. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
LVIP Western Asset Core Bond Fund–2

LVIP Western Asset Core Bond Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2022 to December 31, 2022
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2022 to December 31, 2022.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	BeginningAccount Value 7/1/22	Ending Account Value 12/31/22	Annualized Expense Ratio	Expenses Paid During Period 7/1/22 to 12/31/22*
Actual
Standard Class Shares	$1,000.00	$965.30	0.52%	$2.58
Service Class Shares	1,000.00	964.20	0.77%	3.81
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.50	0.52%	$2.65
Service Class Shares	1,000.00	1,021.30	0.77%	3.92

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

LVIP Western Asset Core Bond Fund–3

LVIP Western Asset Core Bond Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2022
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	1.80%
Agency Commercial Mortgage-Backed Securities	0.67%
Agency Mortgage-Backed Securities	28.61%
Corporate Bonds	37.27%
Aerospace & Defense	1.42%
Agriculture	0.67%
Airlines	0.15%
Apparel	0.12%
Auto Manufacturers	0.24%
Banks	11.39%
Beverages	0.64%
Biotechnology	0.04%
Building Materials	0.00%
Chemicals	0.45%
Commercial Services	0.34%
Computers	0.23%
Cosmetics & Personal Care	0.14%
Diversified Financial Services	0.94%
Electric	0.66%
Entertainment	0.32%
Environmental Control	0.08%
Food	0.32%
Forest Products & Paper	0.33%
Health Care Products	0.11%
Health Care Services	0.70%
Household Products Ware	0.01%
Housewares	0.02%
Insurance	0.46%
Internet	0.89%
Investment Company	0.02%
Iron & Steel	0.36%
Lodging	0.14%
Machinery Diversified	0.08%
Media	1.81%
Mining	1.13%
Miscellaneous Manufacturing	0.17%
Oil & Gas	4.21%
Oil & Gas Services	0.03%
Pharmaceuticals	1.91%
Pipelines	1.97%
Retail	0.72%
Savings & Loans	0.08%
Semiconductors	0.84%
Software	0.63%
Telecommunications	2.19%
Security Type/Sector	Percentage of Net Assets
Transportation	0.31%
Non-Agency Asset-Backed Securities	8.28%
Non-Agency Collateralized Mortgage Obligations	5.03%
Non-Agency Commercial Mortgage-Backed Securities	5.11%
Regional Bonds	0.16%
Sovereign Bonds	2.24%
U.S. Treasury Obligations	12.00%
Options Purchased	0.02%
Money Market Fund	2.37%
Short-Term Investments	5.33%
Total Investments	108.89%
Liabilities Net of Receivables and Other Assets	(8.89%)
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)#
U.S. Government	40.45%
AAA	13.91%
AA	7.03%
A	14.93%
BBB	17.41%
BB	0.84%
B	0.18%
Non-Rated	0.81%
Short-Term Investments	4.44%
Total	100.00%

#	For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc. (“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed Securities, Agency Obligations, Agency Commercial Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify securities for which a rating is not available and does not necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP Western Asset Core Bond Fund–4

LVIP Western Asset Core Bond Fund
Schedule of Investments
December 31, 2022
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–1.80%
•Fannie Mae Connecticut Avenue Securities
Series 2014-C04 1M2 9.29% (LIBOR01M + 4.90%) 11/25/24	1,096,485	$ 1,149,528
Series 2021-R01 1M2 5.48% (SOFR30A + 1.55%) 10/25/41	1,200,000	1,169,410
Fannie Mae REMICs
*•Series 2010-100 SV 2.24% (6.63% minus LIBOR01M) 9/25/40	1,188,077	126,011
*Series 2012-101 BI 4.00% 9/25/27	38,556	1,142
*•Series 2013-124 SB 1.56% (5.95% minus LIBOR01M) 12/25/43	229,835	21,960
*•Series 2013-54 BS 1.76% (6.15% minus LIBOR01M) 6/25/43	77,295	8,348
Series 2015-65 CZ 3.50% 9/25/45	904,492	734,553
*•Series 2016-61 BS 1.71% (6.10% minus LIBOR01M) 9/25/46	1,507,549	106,559
*•Series 2017-76 SB 1.71% (6.10% minus LIBOR01M) 10/25/57	1,189,084	122,598
*•Series 2017-85 SC 1.81% (6.20% minus LIBOR01M) 11/25/47	251,052	20,953
Series 2020-47 GZ 2.00% 7/25/50	840,982	490,082
Series 2020-56 AQ 2.00% 8/25/50	2,600,000	2,084,403
*Series 2020-56 DI 2.50% 8/25/50	956,502	150,756
*Series 2021-1 IG 2.50% 2/25/51	1,820,535	272,720
*Series 2021-3 QI 2.50% 2/25/51	2,138,130	322,300
*Series 2021-61 KI 2.50% 4/25/49	3,565,409	481,142
Freddie Mac REMICS
*•Series 3973 SA 2.17% (6.49% minus LIBOR01M) 12/15/41	589,580	65,397
Series 4793 CB 3.00% 5/15/48	693,001	625,486
Series 4793 CD 3.00% 6/15/48	454,463	410,032
Series 4813 CJ 3.00% 8/15/48	356,961	330,859
*Series 5010 IK 2.50% 9/25/50	487,100	70,549
*Series 5010 JI 2.50% 9/25/50	1,235,064	194,700
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Freddie Mac REMICS (continued)
*Series 5013 IN 2.50% 9/25/50	506,773	$ 80,618
*Series 5018 MI 2.00% 10/25/50	1,129,534	147,997
*Series 5059 IB 2.50% 1/25/51	1,750,732	278,880
*Series 5140 NI 2.50% 5/25/49	1,925,579	268,968
*Series 5148 BI 2.50% 1/25/49	3,915,711	537,655
*Series 5148 CI 2.00% 6/25/49	1,870,714	219,696
Series 5224 HL 4.00% 4/25/52	1,700,000	1,535,652
•Freddie Mac STACR REMIC Trust
Series 2021-DNA6 M2 5.43% (SOFR30A + 1.50%) 10/25/41	3,250,000	3,060,363
Series 2022-DNA2 M1A 5.23% (SOFR30A + 1.30%) 2/25/42	3,518,388	3,479,561
Series 2022-DNA2 M1B 6.33% (SOFR30A + 2.40%) 2/25/42	4,680,000	4,549,735
Series 2022-DNA3 M1B 6.83% (SOFR30A + 2.90%) 4/25/42	3,470,000	3,430,058
*•Freddie Mac Strips
Series 334 S7 1.78% (6.10% minus LIBOR01M) 8/15/44	904,664	91,608
Series 353 S1 1.68% (6.00% minus LIBOR01M) 12/15/46	391,335	38,633
•Freddie Mac Structured Agency Credit Risk Debt Notes Series 2021-DNA2 M2 6.23% (SOFR30A + 2.30%) 8/25/33	1,180,000	1,166,609
GNMA
*•Series 2007-51 SG 2.23% (6.58% minus LIBOR01M) 8/20/37	143,149	14,398
*Series 2013-53 OI 3.50% 4/20/43	709,316	74,300
*•Series 2016-135 SB 1.77% (6.10% minus LIBOR01M) 10/16/46	309,136	42,531
*•Series 2016-21 ST 1.80% (6.15% minus LIBOR01M) 2/20/46	1,239,122	135,189
*Series 2016-84 IG 4.50% 11/16/45	1,870,936	367,738
*+•Series 2017-H22 IC 0.00% 11/20/67	1,360,289	49,089
LVIP Western Asset Core Bond Fund–5

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
GNMA (continued)
•Series 2018-H13 FC 4.14% (LIBOR01M + 0.30%) 7/20/68	408,747	$ 402,805
*Series 2020-123 IL 2.50% 8/20/50	397,396	52,654
*Series 2020-123 NI 2.50% 8/20/50	1,214,741	163,483
*Series 2020-127 IN 2.50% 8/20/50	558,567	76,183
*Series 2020-129 IE 2.50% 9/20/50	493,859	66,400
*Series 2020-160 IH 2.50% 10/20/50	335,779	46,294
*Series 2020-160 VI 2.50% 10/20/50	493,571	67,770
*Series 2020-160 YI 2.50% 10/20/50	1,756,279	234,482
*Series 2020-173 MI 2.50% 11/20/50	7,706,051	1,004,145
*Series 2020-181 WI 2.00% 12/20/50	3,885,774	424,557
*Series 2020-47 MI 3.50% 4/20/50	1,085,372	181,092
*Series 2020-47 NI 3.50% 4/20/50	369,854	62,326
•Series 2020-H12 F 3.75% (LIBOR01M + 0.50%) 7/20/70	99,393	97,488
•Series 2020-H13 FA 2.98% (LIBOR01M + 0.45%) 7/20/70	393,009	384,356
•Series 2020-H13 FC 3.28% (LIBOR01M + 0.45%) 7/20/70	104,323	102,112
*Series 2021-29 TI 2.50% 2/20/51	1,888,364	348,139
Series 2022-139 AL 4.00% 7/20/51	2,000,000	1,825,967
Total Agency Collateralized Mortgage Obligations (Cost $36,095,134)		34,069,019
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.67%
Fannie Mae-Aces
•Series 2013-M6 1AC 3.35% 2/25/43	49,039	46,035
Series 2016-M11 AL 2.94% 7/25/39	164,636	155,659
Series 2018-M15 1A2 3.70% 1/25/36	1,200,000	1,128,882
•Series 2018-M9 APT2 3.10% 4/25/28	82,968	77,392
	Principal Amount°	Value (U.S. $)
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae-Aces (continued)
•Series 2019-M23 3A3 2.72% 10/25/31	550,374	$ 480,103
Series 2019-M4 A2 3.61% 2/25/31	330,000	309,140
Series 2019-M5 A2 3.27% 2/25/29	640,000	598,064
Series 2019-M6 A2 3.45% 1/1/29	433,441	413,319
Series 2020-M6 A 2.50% 10/25/37	175,770	152,640
*•Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates X1 0.18% 10/25/32	19,999,683	343,133
*♦•Freddie Mac Multifamily Structured Pass Through Certificates
Series K058 X1 0.92% 8/25/26	26,550,677	729,246
Series K094 X1 0.88% 6/25/29	2,983,580	134,082
Series K094 XAM 1.15% 6/25/29	4,850,000	302,705
Series K095 XAM 1.24% 6/25/29	1,200,000	79,870
Series K101 X1 0.84% 10/25/29	1,191,364	52,996
Series K104 XAM 1.39% 1/25/30	2,500,000	199,024
Series K116 1.43% 7/25/30	896,183	72,097
Series K133 X1 0.35% 9/25/31	15,364,649	376,371
Series K142 X1 0.30% 3/25/32	6,798,119	156,193
Series K143 X1 0.34% 4/25/55	6,996,424	187,429
Series K145 X1 0.32% 6/25/55	7,495,356	191,208
Series K147 X1 0.36% 6/25/32	9,995,472	290,771
Series K149 X1 0.26% 8/25/32	10,995,557	252,936
Series K-1511 X1 0.78% 3/25/34	2,473,517	142,337
Series K-1520 X1 0.47% 2/25/36	4,989,579	197,551
Series K737 X1 0.64% 10/25/26	8,372,572	157,536
Series K741 X1 0.57% 12/25/27	2,994,882	68,293
Series K742 X1 0.78% 3/25/28	6,196,287	171,899
Series K743 X1 0.93% 5/25/28	3,997,845	162,801

LVIP Western Asset Core Bond Fund–6

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
*♦•Freddie Mac Multifamily Structured Pass Through Certificates (continued)
Series KC05 X1 1.21% 6/25/27	1,525,784	$ 49,333
GNMA
•Series 2013-107 AD 2.85% 11/16/47	465,734	429,819
*•Series 2013-50 IO 0.07% 10/16/48	5,365,886	13,436
*•Series 2013-74 IO 0.51% 12/16/53	7,797,915	99,859
•Series 2014-17 AM 3.54% 6/16/48	4,115	3,959
*•Series 2016-128 IO 0.74% 9/16/56	5,584,660	222,780
*•Series 2017-145 IO 0.51% 4/16/57	1,688,413	55,969
*•Series 2017-157 IO 0.50% 12/16/59	934,886	34,493
*•Series 2017-8 IO 0.44% 8/16/58	1,216,038	33,460
Series 2020-103 AD 1.45% 1/16/63	2,442,320	1,948,427
*•Series 2020-109 AI 0.84% 5/16/60	2,156,364	130,245
*•Series 2020-184 IO 0.91% 11/16/60	2,864,634	196,468
*•Series 2021-110 IO 0.87% 11/16/63	4,795,704	333,496
*•Series 2021-133 IO 0.88% 7/16/63	5,389,882	374,910
*•Series 2021-37 IO 0.80% 1/16/61	2,897,494	164,635
*•Series 2021-60 IO 0.83% 5/16/63	2,296,140	146,318
*•Series 2021-68 IO 0.87% 10/16/62	2,749,521	179,682
*•Series 2022-3 IO 0.64% 2/16/61	6,784,625	344,495
*•Series 2022-59 IO 0.57% 2/16/62	3,454,929	178,530
Total Agency Commercial Mortgage-Backed Securities (Cost $16,667,089)		12,570,026
AGENCY MORTGAGE-BACKED SECURITIES–28.61%
Fannie Mae Grantor Trust 2.90% 6/25/27	238,547	223,254
Fannie Mae S.F. 10 yr
•2.15% 2/1/32	2,171,997	1,806,760
2.93% 6/1/30	742,775	672,891
3.20% 2/1/29	180,182	168,606
3.25% 5/1/29	507,240	474,493
3.45% 3/1/29	440,560	417,193
3.52% 6/1/32	100,000	92,835
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 10 yr (continued)
3.56% 7/1/32	200,000	$ 186,100
3.67% 6/1/32	99,296	93,588
3.73% 6/1/32	100,000	94,487
3.83% 7/1/32	200,000	190,228
3.84% 7/1/32	200,000	190,306
3.86% 7/1/32	99,396	95,023
3.88% 7/1/32	99,435	94,989
3.90% 6/1/32	100,000	95,223
4.06% 7/1/32	99,456	96,296
4.11% 7/1/32	100,000	96,853
4.13% 7/1/32	100,000	96,998
4.19% 7/1/32	100,000	97,439
4.34% 7/1/32	100,000	98,601
Fannie Mae S.F. 15 yr
2.95% 7/1/27	1,397,063	1,313,191
3.08% 1/1/28	2,670,000	2,496,862
3.16% 5/1/29	380,902	352,495
3.50% 4/1/32	1,791,651	1,731,776
3.85% 8/1/32	300,000	279,985
3.89% 7/1/32	1,100,000	1,030,511
3.90% 8/1/32	100,000	93,498
4.06% 7/1/32	400,000	379,896
4.37% 11/1/32	500,000	493,478
4.41% 10/1/32	698,500	692,247
4.41% 12/1/32	500,000	495,069
4.44% 11/1/32	200,000	198,907
Fannie Mae S.F. 20 yr
2.00% 6/1/41	345,230	294,007
2.00% 9/1/41	93,693	79,792
2.00% 10/1/41	916,847	772,849
2.00% 11/1/41	91,231	76,902
2.00% 12/1/41	1,392,019	1,171,285
2.50% 9/1/36	404,438	363,810
2.50% 3/1/38	1,207,316	1,086,021
2.50% 3/1/41	752,600	661,903
2.50% 4/1/41	1,705,767	1,500,194
2.50% 5/1/41	1,294,177	1,138,198
2.50% 11/1/41	363,730	318,987
3.00% 7/1/35	337,307	312,946
3.00% 2/1/36	825,868	766,198
3.00% 4/1/36	620,400	575,577
3.00% 7/1/36	1,330,775	1,234,607
3.00% 8/1/36	2,198,230	2,039,375
3.00% 10/1/36	1,473,276	1,366,799
3.00% 4/1/38	537,431	505,310
3.00% 6/1/38	705,461	654,500
3.00% 1/1/41	234,115	213,805
3.00% 3/1/42	364,330	327,142
3.50% 12/1/34	415,162	397,914
3.50% 1/1/35	259,227	248,457
3.50% 2/1/37	178,023	170,181
3.50% 3/1/37	104,408	100,076
3.50% 12/1/37	208,830	199,627
3.50% 8/1/39	162,626	155,470

LVIP Western Asset Core Bond Fund–7

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 20 yr (continued)
3.50% 2/1/40	704,164	$ 659,576
3.50% 4/1/42	193,127	179,343
Fannie Mae S.F. 30 yr
1.50% 1/1/51	683,855	528,349
1.50% 3/1/51	3,155,600	2,436,541
2.00% 8/1/50	214,499	177,044
2.00% 9/1/50	1,760,808	1,440,806
2.00% 10/1/50	232,423	190,355
2.00% 1/1/51	997,876	818,385
2.00% 2/1/51	6,045,629	4,968,255
2.00% 3/1/51	6,010,427	4,935,190
2.00% 4/1/51	2,330,937	1,914,720
2.00% 5/1/51	1,573,691	1,284,664
2.00% 7/1/51	1,172,153	962,011
2.00% 8/1/51	1,732,145	1,417,705
2.00% 10/1/51	900,685	738,771
2.00% 11/1/51	651,277	530,909
2.00% 1/1/52	2,740,056	2,243,755
2.00% 2/1/52	951,234	781,044
2.50% 6/1/50	401,779	343,508
2.50% 9/1/50	550,458	469,901
2.50% 10/1/50	2,600,858	2,228,890
2.50% 11/1/50	609,014	522,800
2.50% 12/1/50	236,957	202,988
2.50% 1/1/51	1,423,737	1,220,074
2.50% 2/1/51	589,785	507,825
2.50% 3/1/51	488,227	420,369
2.50% 4/1/51	238,054	205,096
2.50% 5/1/51	945,952	812,345
2.50% 6/1/51	1,189,603	1,023,336
2.50% 7/1/51	2,250,385	1,934,626
2.50% 8/1/51	1,083,657	929,400
2.50% 9/1/51	1,174,852	1,008,326
2.50% 10/1/51	3,397,002	2,905,391
2.50% 11/1/51	528,953	453,884
2.50% 12/1/51	186,219	159,011
2.50% 1/1/52	3,271,886	2,794,978
2.50% 2/1/52	5,859,921	5,003,831
2.50% 3/1/52	1,362,157	1,163,230
2.50% 4/1/52	93,517	79,768
2.50% 7/1/61	5,019,438	4,152,101
2.50% 9/1/61	1,509,948	1,249,030
3.00% 6/1/43	115,515	105,103
3.00% 7/1/43	276,362	251,682
3.00% 10/1/43	270,772	246,701
3.00% 1/1/45	270,313	245,980
3.00% 9/1/46	62,862	56,330
3.00% 10/1/46	957,022	855,813
3.00% 12/1/46	567,557	508,709
3.00% 1/1/47	6,969,923	6,267,713
3.00% 2/1/47	2,565,015	2,317,288
3.00% 11/1/48	367,738	334,304
3.00% 4/1/50	1,752,757	1,562,412
3.00% 11/1/50	162,039	145,093
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
3.00% 6/1/51	242,047	$ 216,232
3.00% 8/1/51	1,995,409	1,783,007
3.00% 10/1/51	424,275	377,691
3.00% 11/1/51	2,431,189	2,161,423
3.00% 12/1/51	822,139	732,699
3.00% 1/1/52	1,939,443	1,713,702
3.00% 2/1/52	866,049	768,067
3.00% 3/1/52	6,379,863	5,680,193
3.00% 6/1/52	774,231	681,143
3.50% 12/1/42	115,384	107,987
3.50% 3/1/43	918,444	862,548
3.50% 8/1/44	366,950	342,356
3.50% 11/1/44	8,648,745	8,060,148
3.50% 2/1/45	120,225	112,536
3.50% 12/1/46	1,192,747	1,116,401
3.50% 2/1/47	314,737	292,633
3.50% 5/1/47	2,649,291	2,464,080
3.50% 6/1/47	280,107	260,781
3.50% 9/1/47	3,021,693	2,811,577
3.50% 10/1/47	128,122	118,963
3.50% 11/1/48	3,713,926	3,443,107
3.50% 1/1/52	931,182	856,972
3.50% 4/1/52	193,824	176,937
3.50% 5/1/52	4,036,894	3,708,053
4.00% 11/1/42	675,991	649,273
4.00% 10/1/44	8,251,695	7,925,584
4.00% 2/1/47	150,228	143,899
4.00% 5/1/47	1,032,227	984,512
4.00% 6/1/48	131,246	125,663
4.00% 1/1/49	753,057	719,231
4.00% 5/1/52	98,930	93,356
4.00% 8/1/56	5,174,378	4,955,999
4.00% 6/1/57	1,126,134	1,074,430
4.27% 10/1/32	598,605	587,070
4.50% 6/1/38	778,250	767,924
4.50% 6/1/39	694,157	685,263
4.50% 10/1/41	385,065	381,726
4.50% 1/1/42	1,598,797	1,584,933
4.50% 10/1/43	798,052	791,133
4.50% 3/1/44	4,757	4,645
4.50% 8/1/44	1,236,711	1,225,990
4.50% 3/1/46	1,074,414	1,057,071
4.50% 5/1/46	52,436	51,512
4.50% 6/1/48	390,898	384,412
4.50% 7/1/48	510,793	503,360
4.50% 8/1/48	822,794	806,974
4.50% 10/1/48	30,409	29,948
4.50% 11/1/48	436,695	427,910
4.50% 9/1/49	2,502,156	2,459,717
4.50% 9/1/57	1,392,143	1,348,499
4.50% 8/1/58	1,429,146	1,388,893
4.50% 1/1/59	141,220	137,592
5.00% 4/1/37	10,873	11,121
5.00% 9/1/48	980,788	992,454

LVIP Western Asset Core Bond Fund–8

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
5.00% 9/1/49	1,249,711	$ 1,252,776
5.00% 8/1/52	198,351	195,608
5.50% 5/1/34	279,464	288,118
5.50% 9/1/36	371,822	383,263
5.50% 1/1/38	1,129,622	1,164,382
5.50% 1/1/39	421,863	435,459
5.50% 3/1/40	744,431	767,882
5.50% 3/1/41	375,646	387,362
5.50% 6/1/41	251,628	260,939
5.50% 7/1/41	812,579	839,606
6.00% 1/1/39	37,137	38,560
6.00% 10/1/39	434,979	451,962
6.00% 4/1/40	32,571	33,924
6.00% 10/1/40	151,198	157,360
6.00% 7/1/41	741,622	774,325
Fannie Mae S.F. 30 yr TBA
2.00% 1/1/53	28,600,000	23,264,963
2.00% 2/1/53	1,100,000	895,752
2.50% 1/1/53	33,200,000	28,104,275
2.50% 2/1/53	700,000	593,080
3.00% 1/1/53	30,900,000	27,110,710
3.00% 2/1/53	2,200,000	1,931,587
3.50% 1/1/53	23,200,000	21,072,623
3.50% 2/1/53	3,500,000	3,180,563
4.00% 1/1/53	5,000,000	4,688,300
4.00% 2/1/53	12,800,000	12,003,047
4.50% 1/1/53	6,700,000	6,447,117
4.50% 2/1/53	7,600,000	7,312,851
5.00% 2/1/53	8,600,000	8,470,217
•Freddie Mac ARM
2.88% (LIBOR12M + 1.62%) 11/1/47	1,212,460	1,167,968
3.01% (LIBOR12M + 1.63%) 11/1/48	3,426,979	3,245,962
3.09% (LIBOR12M + 1.62%) 2/1/50	1,930,466	1,851,974
Freddie Mac S.F. 15 yr
3.00% 9/1/32	153,303	145,886
3.00% 10/1/32	137,720	131,053
3.00% 10/1/33	92,998	87,417
3.00% 12/1/33	28,975	27,225
Freddie Mac S.F. 20 yr
1.50% 10/1/41	3,612,302	2,922,659
1.50% 11/1/41	461,954	377,875
2.00% 9/1/41	3,654,206	3,080,288
2.00% 12/1/41	1,020,873	860,530
2.00% 1/1/42	1,784,657	1,519,838
2.50% 4/1/41	157,999	138,956
3.00% 6/1/36	72,076	66,863
3.50% 1/1/38	1,357,701	1,296,955
4.50% 8/1/23	155,451	152,394
Freddie Mac S.F. 30 yr
2.00% 11/1/50	1,154,110	950,432
2.00% 1/1/51	161,753	132,236
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
2.00% 2/1/51	4,246,185	$ 3,503,474
2.00% 3/1/51	2,287,985	1,882,778
2.00% 4/1/51	712,989	590,471
2.00% 5/1/51	6,727,000	5,511,547
2.00% 6/1/51	1,248,917	1,025,009
2.00% 8/1/51	1,167,997	952,476
2.00% 11/1/51	474,565	388,796
2.00% 2/1/52	1,092,894	894,355
2.50% 10/1/50	1,420,235	1,224,604
2.50% 11/1/50	4,782,775	4,120,240
2.50% 12/1/50	2,075,314	1,781,566
2.50% 1/1/51	49,768	42,692
2.50% 2/1/51	1,665,871	1,442,983
2.50% 3/1/51	79,735	68,950
2.50% 5/1/51	169,542	146,502
2.50% 7/1/51	457,897	390,895
2.50% 8/1/51	3,696,360	3,172,725
2.50% 9/1/51	631,796	541,867
2.50% 10/1/51	97,728	83,840
2.50% 11/1/51	8,807,849	7,574,041
2.50% 1/1/52	13,387,612	11,435,420
2.50% 2/1/52	1,414,079	1,209,416
2.50% 3/1/52	94,496	80,818
2.50% 4/1/52	396,135	337,725
3.00% 1/1/47	2,593,571	2,321,520
3.00% 9/1/48	41,770	37,238
3.00% 9/1/49	494,959	444,420
3.00% 11/1/49	495,895	442,174
3.00% 1/1/50	46,442	41,625
3.00% 2/1/51	175,418	155,314
3.00% 6/1/51	770,603	683,580
3.00% 10/1/51	567,241	502,616
3.00% 1/1/52	379,364	335,422
3.00% 2/1/52	196,204	172,657
3.00% 4/1/52	291,336	258,184
3.50% 5/1/52	189,335	173,871
4.00% 8/1/44	15,460	14,662
4.00% 5/1/45	10,314	9,890
4.00% 10/1/45	15,890	15,230
4.00% 11/1/45	12,972	12,437
4.00% 7/1/49	7,282,223	6,951,732
4.50% 10/1/35	171,233	169,045
4.50% 8/1/52	198,380	192,528
5.00% 1/1/49	13,247	13,302
5.00% 7/1/52	2,985,051	2,951,872
GNMA I S.F. 30 yr
2.50% 1/20/51	464,825	404,678
3.00% 9/15/42	498,773	456,678
3.00% 10/15/42	46,776	42,819
3.50% 5/15/50	346,543	323,410
4.00% 3/15/50	32,378	30,881
GNMA II S.F. 30 yr
2.00% 12/20/50	1,691,990	1,409,789
2.00% 3/20/51	1,909,136	1,569,011

LVIP Western Asset Core Bond Fund–9

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA II S.F. 30 yr (continued)
2.50% 10/20/49	996,048	$ 869,654
2.50% 12/20/50	884,078	759,504
2.50% 2/20/51	11,830,213	10,299,500
2.50% 3/20/51	8,521,358	7,417,897
2.50% 4/20/51	8,817,900	7,679,903
2.50% 5/20/51	405,090	341,752
2.50% 11/20/51	455,344	394,600
3.00% 1/20/46	66,299	60,214
3.00% 8/20/46	482,447	436,184
3.00% 11/20/46	253,552	229,219
3.00% 2/20/47	88,646	79,790
3.00% 4/20/47	44,077	39,737
3.00% 9/20/47	332,906	299,813
3.00% 2/20/48	4,881	4,396
3.00% 1/20/50	950,977	847,357
3.00% 3/20/50	819,217	709,232
3.00% 2/20/51	10,407,065	9,352,364
3.00% 7/20/51	841,289	752,839
3.00% 9/20/51	3,110,101	2,782,436
3.00% 11/20/51	1,040,702	930,927
3.00% 1/20/52	96,903	88,797
3.00% 2/20/52	3,043,636	2,719,710
3.00% 3/20/52	2,194,124	1,945,910
3.00% 4/20/52	2,954,609	2,567,521
3.50% 3/20/45	10,634	9,924
3.50% 1/20/46	167,973	157,027
3.50% 3/20/46	799,977	745,967
3.50% 4/20/46	524,154	488,844
3.50% 5/20/46	212,565	198,458
3.50% 6/20/46	356,436	332,601
3.50% 7/20/46	218,422	203,703
3.50% 9/20/46	68,556	64,127
3.50% 9/20/47	2,821,541	2,641,885
3.50% 10/20/47	542,040	504,864
3.50% 1/20/48	2,613,461	2,414,877
3.50% 9/20/48	7,412,213	6,877,104
3.50% 10/20/49	122,710	113,786
3.50% 2/20/50	152,869	144,515
3.50% 3/20/52	490,649	445,961
3.50% 6/20/52	492,339	447,498
4.00% 10/20/44	36,699	35,301
4.00% 8/20/46	670,145	642,526
4.00% 2/20/47	193,455	185,533
4.00% 6/20/47	1,721,010	1,652,265
4.00% 9/20/47	1,046,068	1,006,889
4.00% 11/20/47	538,490	517,002
4.00% 12/20/47	227,324	218,254
4.00% 2/20/48	688,003	658,935
4.00% 3/20/48	374,472	359,546
4.00% 4/20/48	159,496	153,094
4.00% 8/20/48	649,834	622,748
4.00% 9/20/48	186,076	177,583
4.00% 10/20/49	137,320	132,428
4.00% 11/20/49	1,010,310	947,256
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA II S.F. 30 yr (continued)
4.00% 1/20/50	133,413	$ 130,003
4.00% 2/20/50	691,242	664,024
4.00% 3/20/50	60,216	58,660
4.00% 4/20/50	506,581	493,602
4.50% 7/20/32	374	365
4.50% 6/20/34	816	814
4.50% 2/20/40	2,611	2,606
4.50% 8/20/45	3,538	3,546
4.50% 8/20/47	288,911	284,680
4.50% 4/20/48	513,095	504,968
4.50% 6/20/48	11,693	11,498
4.50% 7/20/48	10,190	9,989
4.50% 8/20/48	2,148,001	2,110,309
4.50% 10/20/48	450,124	441,915
4.50% 12/20/48	751,146	728,926
4.50% 1/20/49	137,844	133,805
4.50% 2/20/50	1,246,514	1,221,857
4.50% 3/20/50	180,696	177,470
4.50% 5/20/50	1,942,883	1,903,865
4.50% 11/20/50	952,795	924,576
4.50% 12/20/50	218,527	214,555
5.00% 12/20/51	84,897	84,148
GNMA II S.F. 30 yr TBA
2.50% 2/1/53	800,000	693,649
3.00% 1/1/53	1,300,000	1,157,236
3.00% 2/1/53	1,100,000	979,759
3.50% 1/1/53	5,600,000	5,144,245
3.50% 2/21/53	2,500,000	2,297,905
4.00% 2/21/53	5,700,000	5,394,537
4.50% 2/21/53	5,300,000	5,140,951
5.00% 2/21/53	11,400,000	11,290,751
5.50% 2/21/53	9,800,000	9,845,610
6.00% 2/21/53	3,400,000	3,446,585
Total Agency Mortgage-Backed Securities (Cost $577,008,718)		541,126,662
CORPORATE BONDS–37.27%
Aerospace & Defense–1.42%
Boeing Co.
2.70% 2/1/27	220,000	198,585
2.80% 3/1/27	320,000	288,748
3.10% 5/1/26	250,000	235,241
3.20% 3/1/29	1,090,000	955,810
3.25% 2/1/35	3,280,000	2,494,433
3.75% 2/1/50	420,000	288,355
4.88% 5/1/25	3,320,000	3,294,579
5.15% 5/1/30	2,010,000	1,961,035
5.71% 5/1/40	1,290,000	1,230,095
5.81% 5/1/50	2,610,000	2,419,929
5.93% 5/1/60	740,000	674,099
General Dynamics Corp.
4.25% 4/1/40	60,000	54,740
4.25% 4/1/50	240,000	212,886

LVIP Western Asset Core Bond Fund–10

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Aerospace & Defense (continued)
L3Harris Technologies, Inc. 4.85% 4/27/35	580,000	$ 540,432
Lockheed Martin Corp.
4.15% 6/15/53	2,080,000	1,764,126
4.50% 5/15/36	240,000	229,020
Northrop Grumman Corp.
2.93% 1/15/25	1,600,000	1,534,401
3.25% 1/15/28	660,000	608,685
5.25% 5/1/50	4,450,000	4,381,870
Raytheon Technologies Corp.
2.25% 7/1/30	750,000	624,108
3.13% 7/1/50	2,000,000	1,400,063
3.95% 8/16/25	980,000	957,402
4.13% 11/16/28	480,000	459,412
		26,808,054
Agriculture–0.67%
Altria Group, Inc.
2.35% 5/6/25	230,000	216,640
2.45% 2/4/32	1,730,000	1,305,102
3.40% 2/4/41	800,000	530,597
4.40% 2/14/26	1,370,000	1,341,168
4.80% 2/14/29	117,000	112,265
5.80% 2/14/39	530,000	488,696
5.95% 2/14/49	680,000	604,677
6.20% 2/14/59	678,000	633,845
BAT Capital Corp.
3.56% 8/15/27	2,980,000	2,722,414
3.73% 9/25/40	750,000	509,267
4.54% 8/15/47	1,120,000	791,363
Philip Morris International, Inc.
1.13% 5/1/23	510,000	503,674
2.10% 5/1/30	1,060,000	857,232
4.50% 3/20/42	2,340,000	1,973,688
Reynolds American, Inc. 5.85% 8/15/45	200,000	170,359
		12,760,987
Airlines–0.15%
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.50% 10/20/25	1,530,000	1,492,640
4.75% 10/20/28	1,460,000	1,372,361
		2,865,001
Apparel–0.12%
NIKE, Inc.
2.75% 3/27/27	420,000	392,271
2.85% 3/27/30	1,600,000	1,429,832
3.25% 3/27/40	430,000	349,305
		2,171,408
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Auto Manufacturers–0.24%
BMW U.S. Capital LLC 2.80% 4/11/26	644,000	$ 601,638
Ford Motor Credit Co. LLC 3.10% 5/4/23	1,366,000	1,351,589
General Motors Co. 6.75% 4/1/46	191,000	183,112
General Motors Financial Co., Inc.
3.10% 1/12/32	310,000	242,898
3.70% 5/9/23	2,090,000	2,079,655
		4,458,892
Banks–11.39%
Banco Santander SA
2.75% 5/28/25	2,600,000	2,433,316
3.85% 4/12/23	1,000,000	994,659
μ4.18% 3/24/28	200,000	185,503
•5.04% (LIBOR03M + 1.12%) 4/12/23	600,000	600,063
Bank of America Corp.
μ1.32% 6/19/26	190,000	171,094
μ1.90% 7/23/31	1,710,000	1,312,434
μ2.57% 10/20/32	2,790,000	2,185,135
μ2.59% 4/29/31	1,010,000	822,580
μ2.97% 2/4/33	3,290,000	2,650,486
3.30% 1/11/23	840,000	839,713
μ3.55% 3/5/24	1,600,000	1,593,977
μ3.59% 7/21/28	3,730,000	3,433,798
μ3.97% 3/5/29	2,000,000	1,845,450
μ3.97% 2/7/30	1,170,000	1,062,629
μ4.08% 3/20/51	4,850,000	3,795,412
4.25% 10/22/26	3,410,000	3,293,887
μ4.33% 3/15/50	950,000	779,179
4.45% 3/3/26	5,111,000	5,008,096
5.00% 1/21/44	2,180,000	2,004,274
Bank of Montreal
1.85% 5/1/25	1,670,000	1,559,955
μ3.80% 12/15/32	300,000	264,156
Bank of New York Mellon Corp. 1.60% 4/24/25	500,000	464,596
Bank of Nova Scotia
1.30% 6/11/25	860,000	787,944
3.45% 4/11/25	2,120,000	2,040,155
μ4.59% 5/4/37	770,000	657,083
μBarclays PLC
4.97% 5/16/29	1,900,000	1,784,347
5.09% 6/20/30	800,000	736,848
BNP Paribas SA
μ2.22% 6/9/26	1,080,000	991,589
3.38% 1/9/25	500,000	481,161
μ4.38% 3/1/33	420,000	371,152
4.40% 8/14/28	1,790,000	1,692,278
4.63% 3/13/27	390,000	369,827
μ4.71% 1/10/25	3,170,000	3,138,311

LVIP Western Asset Core Bond Fund–11

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
BNP Paribas SA (continued)
μ5.20% 1/10/30	1,260,000	$ 1,197,399
BPCE SA 5.15% 7/21/24	780,000	763,550
Canadian Imperial Bank of Commerce 0.95% 6/23/23	840,000	824,322
Citigroup, Inc.
μ1.68% 5/15/24	960,000	946,399
μ2.52% 11/3/32	1,000,000	777,669
μ2.57% 6/3/31	4,220,000	3,413,094
μ3.11% 4/8/26	670,000	634,210
3.30% 4/27/25	4,070,000	3,940,828
μ3.79% 3/17/33	1,640,000	1,402,678
4.45% 9/29/27	11,160,000	10,640,037
4.65% 7/23/48	2,030,000	1,745,846
μ4.66% 5/24/28	390,000	377,426
4.75% 5/18/46	620,000	515,194
μ4.91% 5/24/33	3,000,000	2,809,299
8.13% 7/15/39	60,000	73,739
Cooperatieve Rabobank UA
μ3.65% 4/6/28	850,000	783,123
μ3.76% 4/6/33	750,000	638,912
4.38% 8/4/25	3,000,000	2,928,157
μCredit Agricole SA
1.91% 6/16/26	710,000	647,183
4.00% 1/10/33	550,000	479,219
Credit Suisse AG
1.00% 5/5/23	5,100,000	4,981,721
2.95% 4/9/25	980,000	882,004
5.00% 7/9/27	2,050,000	1,868,469
Credit Suisse Group AG
μ3.09% 5/14/32	1,110,000	766,951
μ4.19% 4/1/31	1,680,000	1,304,174
4.55% 4/17/26	1,141,000	1,006,331
μ9.02% 11/15/33	640,000	655,275
Danske Bank AS
1.23% 6/22/24	200,000	186,712
μ3.24% 12/20/25	350,000	327,559
3.88% 9/12/23	410,000	404,869
5.38% 1/12/24	1,970,000	1,953,682
Goldman Sachs Group, Inc.
μ2.65% 10/21/32	990,000	781,674
μ2.91% 7/21/42	760,000	516,818
3.20% 2/23/23	970,000	967,567
μ3.21% 4/22/42	330,000	237,701
3.50% 4/1/25	620,000	596,218
3.50% 11/16/26	5,140,000	4,818,148
μ3.62% 3/15/28	360,000	335,326
3.63% 2/20/24	720,000	707,539
μ3.69% 6/5/28	3,000,000	2,787,393
μ4.22% 5/1/29	3,140,000	2,925,280
4.25% 10/21/25	2,090,000	2,039,728
4.75% 10/21/45	1,070,000	938,117
5.15% 5/22/45	800,000	718,575
6.25% 2/1/41	1,660,000	1,732,529
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Goldman Sachs Group, Inc. (continued)
6.75% 10/1/37	750,000	$ 800,267
HSBC Holdings PLC
μ3.97% 5/22/30	2,280,000	1,995,648
μ4.04% 3/13/28	1,810,000	1,667,980
4.30% 3/8/26	710,000	686,742
Intesa Sanpaolo SpA 3.38% 1/12/23	630,000	629,689
JPMorgan Chase & Co.
μ1.51% 6/1/24	2,440,000	2,400,229
μ2.08% 4/22/26	1,550,000	1,438,859
μ2.52% 4/22/31	4,040,000	3,305,879
μ2.55% 11/8/32	3,120,000	2,466,145
μ3.11% 4/22/51	990,000	648,633
3.63% 12/1/27	510,000	471,473
μ4.02% 12/5/24	2,200,000	2,167,182
μ4.20% 7/23/29	1,170,000	1,090,209
4.25% 10/1/27	6,738,000	6,492,096
μ4.45% 12/5/29	1,930,000	1,812,959
Lloyds Banking Group PLC
3.90% 3/12/24	200,000	196,304
4.65% 3/24/26	1,410,000	1,350,117
μMitsubishi UFJ Financial Group, Inc.
3.84% 4/17/26	770,000	741,592
4.08% 4/19/28	790,000	744,743
μMorgan Stanley
2.19% 4/28/26	2,210,000	2,053,676
2.70% 1/22/31	2,280,000	1,884,070
3.62% 4/1/31	4,640,000	4,050,736
3.77% 1/24/29	1,620,000	1,483,522
4.43% 1/23/30	70,000	65,149
National Securities Clearing Corp.
1.20% 4/23/23	760,000	752,120
1.50% 4/23/25	630,000	583,982
μNatWest Group PLC
4.27% 3/22/25	1,090,000	1,065,888
4.52% 6/25/24	2,580,000	2,556,019
4.89% 5/18/29	620,000	586,620
Nordea Bank Abp 1.00% 6/9/23	1,540,000	1,514,225
PNC Bank NA 3.88% 4/10/25	892,000	867,519
Royal Bank of Canada
1.15% 6/10/25	820,000	750,572
1.60% 4/17/23	1,430,000	1,417,625
3.88% 5/4/32	2,530,000	2,303,733
State Street Corp. 3.10% 5/15/23	730,000	725,121
Swedbank AB 1.30% 6/2/23	1,050,000	1,031,113
Toronto-Dominion Bank
0.75% 6/12/23	1,590,000	1,561,371
1.15% 6/12/25	820,000	748,056

LVIP Western Asset Core Bond Fund–12

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Toronto-Dominion Bank (continued)
4.46% 6/8/32	1,550,000	$ 1,477,413
U.S. Bancorp 1.45% 5/12/25	1,920,000	1,780,247
UBS AG 4.50% 6/26/48	200,000	168,389
UBS Group AG
μ2.75% 2/11/33	440,000	340,053
4.13% 4/15/26	1,176,000	1,128,042
4.25% 3/23/28	3,740,000	3,491,547
μ4.49% 5/12/26	550,000	537,550
μ4.75% 5/12/28	1,730,000	1,655,568
Wells Fargo & Co.
μ1.65% 6/2/24	1,940,000	1,908,655
μ2.19% 4/30/26	1,580,000	1,470,439
μ2.39% 6/2/28	980,000	864,937
μ2.88% 10/30/30	1,820,000	1,545,917
3.00% 10/23/26	1,390,000	1,284,660
μ3.35% 3/2/33	1,410,000	1,187,781
3.75% 1/24/24	430,000	424,157
4.13% 8/15/23	460,000	457,246
4.15% 1/24/29	1,700,000	1,597,877
4.30% 7/22/27	874,000	841,074
4.40% 6/14/46	2,750,000	2,208,871
μ4.48% 4/4/31	1,620,000	1,518,597
4.65% 11/4/44	30,000	25,253
4.75% 12/7/46	2,640,000	2,210,859
4.90% 11/17/45	1,630,000	1,403,220
μ5.01% 4/4/51	9,590,000	8,447,598
		215,413,544
Beverages–0.64%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.90% 2/1/46	3,800,000	3,454,486
Anheuser-Busch InBev Worldwide, Inc.
3.50% 6/1/30	2,860,000	2,603,534
4.35% 6/1/40	1,100,000	966,623
4.60% 4/15/48	117,000	101,667
4.75% 1/23/29	510,000	503,417
5.55% 1/23/49	2,120,000	2,095,828
Coca-Cola Co.
1.45% 6/1/27	520,000	459,043
2.50% 3/15/51	140,000	90,580
2.60% 6/1/50	370,000	245,076
Constellation Brands, Inc.
2.25% 8/1/31	130,000	103,271
3.60% 5/9/24	460,000	450,918
4.35% 5/9/27	650,000	632,959
PepsiCo, Inc.
1.63% 5/1/30	190,000	154,541
2.63% 3/19/27	70,000	65,016
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Beverages (continued)
PepsiCo, Inc. (continued)
2.88% 10/15/49	310,000	$ 221,476
		12,148,435
Biotechnology–0.04%
Gilead Sciences, Inc.
3.65% 3/1/26	210,000	202,454
4.75% 3/1/46	690,000	620,950
		823,404
Building Materials–0.00%
Carrier Global Corp. 3.58% 4/5/50	90,000	64,175
		64,175
Chemicals–0.45%
Equate Petrochemical BV
2.63% 4/28/28	2,630,000	2,288,100
4.25% 11/3/26	2,120,000	2,025,177
MEGlobal Canada ULC 5.88% 5/18/30	340,000	341,700
OCP SA 4.50% 10/22/25	1,257,000	1,223,403
Orbia Advance Corp. SAB de CV
1.88% 5/11/26	1,650,000	1,425,187
2.88% 5/11/31	1,560,000	1,218,750
		8,522,317
Commercial Services–0.34%
Cintas Corp. No. 2
3.70% 4/1/27	690,000	665,141
4.00% 5/1/32	420,000	394,316
DP World Ltd. 5.63% 9/25/48	4,160,000	3,894,525
PayPal Holdings, Inc.
1.65% 6/1/25	760,000	705,548
2.30% 6/1/30	500,000	410,751
4.40% 6/1/32	290,000	272,952
		6,343,233
Computers–0.23%
Apple, Inc.
1.13% 5/11/25	1,590,000	1,463,835
2.45% 8/4/26	950,000	881,013
3.85% 8/4/46	500,000	424,532
International Business Machines Corp. 3.00% 5/15/24	1,620,000	1,575,496
		4,344,876
Cosmetics & Personal Care–0.14%
GSK Consumer Healthcare Capital U.S. LLC
3.38% 3/24/27	840,000	782,003
3.38% 3/24/29	590,000	530,549

LVIP Western Asset Core Bond Fund–13

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Cosmetics & Personal Care (continued)
GSK Consumer Healthcare Capital U.S. LLC (continued)
3.63% 3/24/32	890,000	$ 781,312
Procter & Gamble Co.
2.80% 3/25/27	160,000	149,800
3.00% 3/25/30	490,000	447,675
		2,691,339
Diversified Financial Services–0.94%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2.45% 10/29/26	1,260,000	1,101,797
3.00% 10/29/28	3,230,000	2,706,014
3.30% 1/30/32	1,040,000	813,031
Air Lease Corp. 3.38% 7/1/25	550,000	520,202
American Express Co.
2.50% 7/30/24	4,110,000	3,952,646
3.38% 5/3/24	580,000	568,191
4.05% 5/3/29	1,040,000	990,335
Intercontinental Exchange, Inc.
4.60% 3/15/33	2,290,000	2,200,073
4.95% 6/15/52	300,000	279,861
Mastercard, Inc. 3.85% 3/26/50	2,780,000	2,319,733
Visa, Inc. 4.30% 12/14/45	2,560,000	2,336,921
		17,788,804
Electric–0.66%
American Transmission Systems, Inc. 2.65% 1/15/32	320,000	262,612
Cleveland Electric Illuminating Co. 3.50% 4/1/28	300,000	273,287
Comision Federal de Electricidad
3.88% 7/26/33	910,000	688,293
4.75% 2/23/27	920,000	857,900
4.88% 1/15/24	380,000	376,010
Consolidated Edison Co. of New York, Inc.
3.35% 4/1/30	330,000	296,790
3.95% 4/1/50	260,000	203,922
Duke Energy Corp. 3.15% 8/15/27	320,000	295,268
FirstEnergy Corp.
1.60% 1/15/26	330,000	291,225
4.40% 7/15/27	2,120,000	1,972,127
MidAmerican Energy Co. 3.65% 4/15/29	1,080,000	1,009,761
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Mid-Atlantic Interstate Transmission LLC 4.10% 5/15/28	210,000	$ 197,613
Pacific Gas & Electric Co.
2.10% 8/1/27	190,000	162,266
2.50% 2/1/31	470,000	364,666
3.30% 8/1/40	100,000	67,707
3.50% 8/1/50	230,000	142,857
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.13% 5/15/27	1,300,000	1,248,000
5.45% 5/21/28	690,000	683,100
6.15% 5/21/48	3,210,000	3,049,339
		12,442,743
Entertainment–0.32%
Warnermedia Holdings, Inc.
3.76% 3/15/27	420,000	378,222
4.05% 3/15/29	540,000	467,166
4.28% 3/15/32	4,110,000	3,385,673
5.05% 3/15/42	200,000	153,017
5.14% 3/15/52	2,360,000	1,715,641
		6,099,719
Environmental Control–0.08%
Republic Services, Inc. 2.50% 8/15/24	590,000	565,389
Waste Management, Inc. 2.40% 5/15/23	960,000	950,572
		1,515,961
Food–0.32%
Danone SA
2.59% 11/2/23	1,160,000	1,135,837
2.95% 11/2/26	360,000	334,578
Kraft Heinz Foods Co. 3.00% 6/1/26	1,482,000	1,386,884
Mars, Inc.
2.38% 7/16/40	1,250,000	846,840
2.70% 4/1/25	340,000	323,662
3.20% 4/1/30	1,040,000	928,931
Mondelez International, Inc. 1.50% 5/4/25	1,140,000	1,054,927
		6,011,659
Forest Products & Paper–0.33%
Suzano Austria GmbH 6.00% 1/15/29	6,200,000	6,166,916
		6,166,916
Health Care Products–0.11%
Abbott Laboratories
3.75% 11/30/26	484,000	471,187

LVIP Western Asset Core Bond Fund–14

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Products (continued)
Abbott Laboratories (continued)
4.75% 11/30/36	650,000	$ 643,394
4.90% 11/30/46	920,000	896,941
Medtronic, Inc. 4.63% 3/15/45	134,000	124,794
		2,136,316
Health Care Services–0.70%
Aetna, Inc. 3.88% 8/15/47	470,000	360,899
Elevance Health, Inc.
3.35% 12/1/24	430,000	416,788
3.65% 12/1/27	430,000	405,451
4.10% 5/15/32	790,000	734,832
4.55% 5/15/52	650,000	564,634
Humana, Inc.
3.13% 8/15/29	1,100,000	964,203
3.70% 3/23/29	1,740,000	1,593,037
3.95% 3/15/27	1,220,000	1,169,478
4.50% 4/1/25	150,000	148,175
4.80% 3/15/47	50,000	43,884
Roche Holdings, Inc. 2.61% 12/13/51	1,270,000	822,433
UnitedHealth Group, Inc.
1.25% 1/15/26	300,000	271,871
2.00% 5/15/30	980,000	808,577
2.30% 5/15/31	160,000	133,337
2.90% 5/15/50	500,000	338,262
3.13% 5/15/60	100,000	67,783
3.50% 6/15/23	290,000	288,363
3.70% 8/15/49	1,330,000	1,052,459
3.75% 7/15/25	550,000	537,658
3.88% 12/15/28	300,000	286,117
3.88% 8/15/59	650,000	508,497
4.00% 5/15/29	830,000	792,649
4.20% 5/15/32	580,000	550,574
4.25% 6/15/48	210,000	181,389
4.45% 12/15/48	160,000	142,046
		13,183,396
Household Products Ware–0.01%
Kimberly-Clark Corp. 3.10% 3/26/30	250,000	224,890
		224,890
Housewares–0.02%
Newell Brands, Inc. 4.45% 4/1/26	460,000	432,766
		432,766
Insurance–0.46%
American International Group, Inc. 2.50% 6/30/25	333,000	313,486
Berkshire Hathaway Finance Corp. 4.25% 1/15/49	1,190,000	1,059,346
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
Chubb INA Holdings, Inc. 3.35% 5/3/26	590,000	$ 564,783
Guardian Life Global Funding 1.10% 6/23/25	320,000	289,834
MassMutual Global Funding II 0.85% 6/9/23	2,500,000	2,453,884
MetLife, Inc. 6.40% 12/15/36	1,600,000	1,547,360
Metropolitan Life Global Funding I 0.90% 6/8/23	1,630,000	1,602,942
New York Life Global Funding 0.95% 6/24/25	600,000	543,276
Principal Life Global Funding II 1.25% 6/23/25	300,000	272,835
		8,647,746
Internet–0.89%
Alphabet, Inc.
1.10% 8/15/30	1,500,000	1,173,865
1.90% 8/15/40	620,000	411,447
2.05% 8/15/50	380,000	222,094
Amazon.com, Inc.
1.50% 6/3/30	1,440,000	1,157,096
2.10% 5/12/31	980,000	800,317
2.50% 6/3/50	7,320,000	4,613,143
3.15% 8/22/27	750,000	704,752
3.30% 4/13/27	280,000	265,721
3.45% 4/13/29	600,000	560,440
3.60% 4/13/32	2,460,000	2,251,211
3.88% 8/22/37	500,000	442,960
4.05% 8/22/47	610,000	523,041
4.25% 8/22/57	200,000	171,783
4.95% 12/5/44	630,000	620,355
Prosus NV
3.68% 1/21/30	800,000	665,157
4.03% 8/3/50	3,570,000	2,227,061
		16,810,443
Investment Company–0.02%
Temasek Financial I Ltd. 2.38% 1/23/23	368,000	367,592
		367,592
Iron & Steel–0.36%
Vale Overseas Ltd.
6.25% 8/10/26	4,600,000	4,764,375
6.88% 11/21/36	2,000,000	2,110,266
		6,874,641
Lodging–0.14%
Las Vegas Sands Corp. 3.20% 8/8/24	1,700,000	1,606,824
Sands China Ltd. 5.63% 8/8/25	1,120,000	1,070,756
		2,677,580

LVIP Western Asset Core Bond Fund–15

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Machinery Diversified–0.08%
Deere & Co.
3.10% 4/15/30	210,000	$ 188,062
3.75% 4/15/50	1,210,000	1,021,013
Otis Worldwide Corp. 2.06% 4/5/25	400,000	374,249
		1,583,324
Media–1.81%
Charter Communications Operating LLC/Charter Communications Operating Capital
3.50% 3/1/42	370,000	237,080
4.20% 3/15/28	1,760,000	1,617,640
4.40% 4/1/33	2,240,000	1,916,676
4.80% 3/1/50	970,000	704,171
4.91% 7/23/25	3,161,000	3,098,099
5.05% 3/30/29	1,700,000	1,599,424
5.13% 7/1/49	1,530,000	1,156,928
5.38% 4/1/38	1,670,000	1,390,362
5.38% 5/1/47	850,000	666,776
5.50% 4/1/63	630,000	480,381
6.48% 10/23/45	1,210,000	1,091,147
Comcast Corp.
2.80% 1/15/51	1,220,000	769,948
2.89% 11/1/51	1,330,000	854,186
2.94% 11/1/56	244,000	150,896
3.15% 3/1/26	1,106,000	1,052,766
3.25% 11/1/39	110,000	85,694
3.40% 4/1/30	750,000	683,881
3.40% 7/15/46	90,000	65,915
3.45% 2/1/50	520,000	377,127
3.75% 4/1/40	430,000	354,632
3.95% 10/15/25	2,220,000	2,174,073
3.97% 11/1/47	1,480,000	1,182,340
4.00% 8/15/47	180,000	143,748
4.00% 3/1/48	140,000	112,255
4.00% 11/1/49	130,000	102,583
4.05% 11/1/52	3,580,000	2,833,304
4.15% 10/15/28	3,050,000	2,924,789
4.25% 10/15/30	2,370,000	2,267,264
4.95% 10/15/58	130,000	117,646
Fox Corp. 5.48% 1/25/39	2,970,000	2,702,480
Time Warner Cable LLC
6.55% 5/1/37	260,000	247,536
7.30% 7/1/38	500,000	495,986
Walt Disney Co. 6.65% 11/15/37	460,000	520,948
		34,178,681
Mining–1.13%
Anglo American Capital PLC
3.63% 9/11/24	1,100,000	1,064,315
4.00% 9/11/27	930,000	876,167
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Mining (continued)
Anglo American Capital PLC (continued)
4.75% 4/10/27	430,000	$ 415,591
Barrick North America Finance LLC 5.70% 5/30/41	1,760,000	1,767,641
BHP Billiton Finance USA Ltd. 5.00% 9/30/43	920,000	891,296
Corp. Nacional del Cobre de Chile 3.63% 8/1/27	5,270,000	4,940,790
Freeport-McMoRan, Inc.
5.40% 11/14/34	350,000	330,534
5.45% 3/15/43	290,000	261,592
Glencore Funding LLC
3.88% 10/27/27	120,000	112,013
4.00% 3/27/27	1,540,000	1,453,334
4.13% 5/30/23	10,000	9,948
4.13% 3/12/24	870,000	856,050
4.63% 4/29/24	1,380,000	1,361,892
Southern Copper Corp. 5.25% 11/8/42	7,310,000	6,975,073
		21,316,236
Miscellaneous Manufacturing–0.17%
3M Co.
2.38% 8/26/29	2,510,000	2,128,830
3.70% 4/15/50	310,000	237,297
Eaton Corp. 4.15% 11/2/42	1,030,000	880,217
		3,246,344
Oil & Gas–4.21%
Apache Corp.
4.75% 4/15/43	3,700,000	2,791,650
6.00% 1/15/37	2,223,000	2,048,828
BP Capital Markets America, Inc.
2.77% 11/10/50	310,000	197,909
2.94% 6/4/51	190,000	125,097
3.00% 2/24/50	1,830,000	1,220,555
3.12% 5/4/26	1,820,000	1,725,149
3.41% 2/11/26	200,000	192,007
3.63% 4/6/30	590,000	541,467
Chevron Corp.
1.55% 5/11/25	990,000	920,956
2.00% 5/11/27	260,000	233,498
3.08% 5/11/50	610,000	437,772
Chevron USA, Inc.
3.25% 10/15/29	2,060,000	1,889,063
3.85% 1/15/28	1,620,000	1,563,432
Continental Resources, Inc.
3.80% 6/1/24	640,000	622,354
4.38% 1/15/28	2,000,000	1,832,520
4.50% 4/15/23	290,000	289,298
4.90% 6/1/44	310,000	229,818
5.75% 1/15/31	30,000	27,926

LVIP Western Asset Core Bond Fund–16

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Coterra Energy, Inc.
3.90% 5/15/27	1,260,000	$ 1,176,489
4.38% 3/15/29	3,560,000	3,363,291
Devon Energy Corp.
4.50% 1/15/30	835,000	777,380
4.75% 5/15/42	200,000	169,297
5.00% 6/15/45	3,665,000	3,164,427
5.60% 7/15/41	1,237,000	1,154,035
5.85% 12/15/25	750,000	763,537
Diamondback Energy, Inc.
3.13% 3/24/31	1,510,000	1,250,372
3.25% 12/1/26	440,000	409,243
3.50% 12/1/29	1,840,000	1,614,271
Ecopetrol SA 5.88% 5/28/45	4,070,000	2,832,958
EOG Resources, Inc.
3.90% 4/1/35	1,280,000	1,141,795
4.38% 4/15/30	1,230,000	1,188,999
4.95% 4/15/50	1,780,000	1,693,559
EQT Corp. 7.00% 2/1/30	900,000	933,408
Exxon Mobil Corp.
1.57% 4/15/23	90,000	89,156
2.44% 8/16/29	1,230,000	1,074,488
2.99% 3/19/25	2,340,000	2,253,901
3.04% 3/1/26	490,000	467,345
3.45% 4/15/51	750,000	564,624
3.48% 3/19/30	910,000	848,668
4.11% 3/1/46	760,000	646,542
4.33% 3/19/50	120,000	105,090
KazMunayGas National Co. JSC
5.38% 4/24/30	2,050,000	1,831,411
5.75% 4/19/47	2,700,000	2,086,830
**†πLukoil Capital DAC 3.60% 10/26/31	2,670,000	1,881,015
Occidental Petroleum Corp.
3.00% 2/15/27	820,000	741,603
3.50% 8/15/29	500,000	447,655
4.10% 2/15/47	760,000	580,511
4.20% 3/15/48	210,000	161,253
4.40% 4/15/46	380,000	296,788
4.50% 7/15/44	2,850,000	2,262,706
4.63% 6/15/45	1,170,000	939,734
5.55% 3/15/26	220,000	219,175
6.60% 3/15/46	2,530,000	2,603,345
Pertamina Persero PT 6.00% 5/3/42	1,790,000	1,706,019
Petroleos del Peru SA
4.75% 6/19/32	2,790,000	2,156,391
5.63% 6/19/47	1,490,000	973,641
Petroleos Mexicanos
5.50% 6/27/44	790,000	464,125
5.63% 1/23/46	2,710,000	1,577,626
6.38% 1/23/45	900,000	557,262
6.63% 6/15/35	1,746,000	1,266,561
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Petroleos Mexicanos (continued)
6.88% 8/4/26	365,000	$ 344,730
Pioneer Natural Resources Co.
1.13% 1/15/26	210,000	187,174
1.90% 8/15/30	850,000	665,653
2.15% 1/15/31	1,830,000	1,446,436
Reliance Industries Ltd.
2.88% 1/12/32	1,520,000	1,232,317
3.63% 1/12/52	2,650,000	1,738,760
Shell International Finance BV
2.38% 11/7/29	200,000	172,849
2.75% 4/6/30	420,000	368,510
2.88% 5/10/26	804,000	757,128
3.25% 4/6/50	2,490,000	1,786,030
4.00% 5/10/46	2,760,000	2,250,518
Sinopec Group Overseas Development 2014 Ltd. 4.38% 4/10/24	1,410,000	1,399,511
		79,675,441
Oil & Gas Services–0.03%
Halliburton Co.
3.80% 11/15/25	27,000	26,262
5.00% 11/15/45	290,000	256,779
Schlumberger Holdings Corp. 3.90% 5/17/28	295,000	274,848
		557,889
Pharmaceuticals–1.91%
AbbVie, Inc.
2.60% 11/21/24	3,010,000	2,879,545
2.95% 11/21/26	690,000	641,689
3.20% 11/21/29	5,020,000	4,525,399
3.60% 5/14/25	610,000	591,180
3.75% 11/14/23	190,000	188,098
3.80% 3/15/25	790,000	769,942
4.25% 11/21/49	1,570,000	1,302,920
4.55% 3/15/35	80,000	74,806
4.88% 11/14/48	140,000	127,521
Becton Dickinson & Co.
3.36% 6/6/24	213,000	208,143
3.73% 12/15/24	86,000	83,863
4.69% 12/15/44	453,000	404,881
Bristol-Myers Squibb Co.
3.20% 6/15/26	539,000	513,857
3.40% 7/26/29	321,000	297,067
4.55% 2/20/48	862,000	775,068
Cigna Corp.
3.75% 7/15/23	901,000	895,054
4.13% 11/15/25	550,000	537,368
4.38% 10/15/28	2,530,000	2,440,018

LVIP Western Asset Core Bond Fund–17

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Cigna Corp. (continued)
4.80% 8/15/38	1,000,000	$ 928,033
4.90% 12/15/48	920,000	828,931
CVS Health Corp.
1.88% 2/28/31	230,000	180,413
2.13% 9/15/31	770,000	610,511
3.63% 4/1/27	300,000	284,685
3.75% 4/1/30	970,000	879,463
3.88% 7/20/25	1,380,000	1,346,641
4.13% 4/1/40	300,000	249,612
4.25% 4/1/50	930,000	740,201
4.30% 3/25/28	1,642,000	1,588,212
5.05% 3/25/48	2,390,000	2,145,132
5.13% 7/20/45	1,110,000	1,011,659
Johnson & Johnson
2.10% 9/1/40	1,000,000	688,032
3.70% 3/1/46	540,000	453,013
Merck & Co., Inc. 1.45% 6/24/30	2,440,000	1,946,733
Pfizer, Inc.
1.70% 5/28/30	4,330,000	3,562,703
2.63% 4/1/30	910,000	799,364
2.70% 5/28/50	1,000,000	676,122
		36,175,879
Pipelines–1.97%
Cameron LNG LLC 3.30% 1/15/35	3,060,000	2,463,658
Energy Transfer LP
2.90% 5/15/25	560,000	527,377
3.75% 5/15/30	5,190,000	4,575,950
4.50% 4/15/24	10,000	9,858
4.95% 6/15/28	350,000	338,445
5.25% 4/15/29	1,040,000	1,005,634
5.30% 4/1/44	70,000	59,100
5.40% 10/1/47	880,000	745,411
5.50% 6/1/27	730,000	724,816
6.25% 4/15/49	450,000	418,443
Enterprise Products Operating LLC
2.80% 1/31/30	1,310,000	1,112,877
3.13% 7/31/29	200,000	176,090
3.70% 1/31/51	1,320,000	951,581
3.95% 2/15/27	1,283,000	1,230,508
3.95% 1/31/60	380,000	274,240
4.15% 10/16/28	1,100,000	1,041,593
4.20% 1/31/50	540,000	424,586
4.45% 2/15/43	200,000	168,414
4.80% 2/1/49	250,000	213,029
4.85% 3/15/44	160,000	141,031
5.10% 2/15/45	750,000	674,024
μ5.38% 2/15/78	310,000	236,393
7.55% 4/15/38	160,000	178,576
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Kinder Morgan Energy Partners LP
4.25% 9/1/24	1,080,000	$ 1,061,550
5.50% 3/1/44	580,000	524,469
Kinder Morgan, Inc.
4.30% 6/1/25	610,000	598,218
4.30% 3/1/28	930,000	890,873
5.20% 3/1/48	90,000	77,656
5.55% 6/1/45	720,000	656,504
MPLX LP
4.50% 4/15/38	980,000	825,521
4.70% 4/15/48	720,000	568,175
4.80% 2/15/29	680,000	650,719
5.20% 3/1/47	400,000	339,495
5.20% 12/1/47	550,000	467,856
5.50% 2/15/49	1,140,000	1,001,936
Targa Resources Corp.
4.95% 4/15/52	300,000	237,332
5.20% 7/1/27	1,260,000	1,234,966
Tennessee Gas Pipeline Co. LLC 2.90% 3/1/30	2,360,000	1,976,724
Transcontinental Gas Pipe Line Co. LLC
3.25% 5/15/30	750,000	650,845
7.85% 2/1/26	4,280,000	4,567,894
Western Midstream Operating LP
3.35% 2/1/25	390,000	369,026
4.30% 2/1/30	150,000	130,938
•5.04% (LIBOR03M + 1.10%) 1/13/23	250,000	249,625
Williams Cos., Inc.
4.85% 3/1/48	220,000	185,932
4.90% 1/15/45	1,130,000	960,819
5.10% 9/15/45	790,000	690,756
8.75% 3/15/32	500,000	588,785
		37,198,248
Retail–0.72%
Costco Wholesale Corp.
1.38% 6/20/27	1,220,000	1,068,535
1.60% 4/20/30	130,000	106,505
1.75% 4/20/32	500,000	395,283
Home Depot, Inc.
2.50% 4/15/27	420,000	386,475
2.70% 4/15/30	610,000	531,888
3.25% 4/15/32	2,220,000	1,972,622
3.30% 4/15/40	690,000	549,379
3.35% 4/15/50	890,000	653,284
3.90% 6/15/47	120,000	98,646
Lowe's Cos., Inc.
1.70% 9/15/28	1,050,000	881,904
4.50% 4/15/30	1,000,000	958,350

LVIP Western Asset Core Bond Fund–18

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Retail (continued)
McDonald's Corp.
1.45% 9/1/25	1,050,000	$ 962,836
2.13% 3/1/30	920,000	769,600
3.30% 7/1/25	580,000	561,033
3.50% 3/1/27	200,000	190,412
3.50% 7/1/27	170,000	161,257
3.60% 7/1/30	590,000	541,122
3.63% 9/1/49	110,000	82,746
3.70% 1/30/26	390,000	379,175
4.20% 4/1/50	660,000	549,113
4.88% 12/9/45	1,390,000	1,284,562
Walmart, Inc.
1.50% 9/22/28	330,000	282,794
1.80% 9/22/31	230,000	187,178
2.38% 9/24/29	120,000	105,073
		13,659,772
Savings & Loans–0.08%
μNationwide Building Society 4.36% 8/1/24	1,510,000	1,490,248
		1,490,248
Semiconductors–0.84%
Applied Materials, Inc. 1.75% 6/1/30	390,000	318,027
Broadcom, Inc.
3.14% 11/15/35	3,150,000	2,316,089
3.19% 11/15/36	38,000	27,295
4.15% 11/15/30	302,000	270,638
4.93% 5/15/37	409,000	356,797
Intel Corp.
1.60% 8/12/28	520,000	441,736
3.05% 8/12/51	260,000	168,349
4.75% 3/25/50	840,000	729,030
KLA Corp. 4.65% 7/15/32	680,000	666,060
NVIDIA Corp.
3.50% 4/1/40	1,240,000	1,004,163
3.50% 4/1/50	2,060,000	1,554,801
3.70% 4/1/60	870,000	641,623
NXP BV/NXP Funding LLC/NXP USA, Inc. 2.70% 5/1/25	250,000	235,308
Texas Instruments, Inc.
1.75% 5/4/30	550,000	452,139
3.88% 3/15/39	300,000	264,249
4.15% 5/15/48	1,540,000	1,362,762
TSMC Arizona Corp.
1.75% 10/25/26	890,000	793,990
2.50% 10/25/31	5,220,000	4,271,896
		15,874,952
Software–0.63%
Adobe, Inc. 2.30% 2/1/30	1,090,000	929,409
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Software (continued)
Microsoft Corp.
2.53% 6/1/50	2,921,000	$ 1,922,161
2.92% 3/17/52	1,079,000	763,393
3.45% 8/8/36	20,000	17,694
Oracle Corp.
1.65% 3/25/26	2,190,000	1,960,535
2.88% 3/25/31	2,580,000	2,139,148
2.95% 4/1/30	160,000	136,416
Salesforce, Inc. 3.70% 4/11/28	790,000	757,736
Workday, Inc.
3.50% 4/1/27	390,000	364,482
3.70% 4/1/29	540,000	495,422
3.80% 4/1/32	2,710,000	2,392,217
		11,878,613
Telecommunications–2.19%
AT&T, Inc.
2.25% 2/1/32	1,360,000	1,065,997
2.55% 12/1/33	2,560,000	1,967,385
3.30% 2/1/52	250,000	166,284
3.50% 9/15/53	450,000	303,721
3.55% 9/15/55	1,488,000	992,859
3.65% 9/15/59	210,000	140,559
3.80% 2/15/27	1,340,000	1,278,805
3.80% 12/1/57	260,000	179,383
4.35% 3/1/29	5,440,000	5,173,261
4.35% 6/15/45	228,000	183,384
Telefonica Emisiones SA 5.21% 3/8/47	490,000	393,467
T-Mobile USA, Inc.
2.25% 11/15/31	900,000	707,939
2.55% 2/15/31	550,000	449,306
3.00% 2/15/41	1,050,000	740,905
3.30% 2/15/51	250,000	166,836
3.50% 4/15/25	890,000	855,918
3.75% 4/15/27	170,000	160,122
3.88% 4/15/30	6,360,000	5,760,982
Verizon Communications, Inc.
1.75% 1/20/31	3,500,000	2,715,434
2.10% 3/22/28	840,000	729,018
2.36% 3/15/32	3,290,000	2,607,990
2.55% 3/21/31	2,500,000	2,055,896
2.65% 11/20/40	960,000	647,984
2.88% 11/20/50	2,260,000	1,416,928
3.15% 3/22/30	720,000	634,926
3.40% 3/22/41	260,000	195,495
3.85% 11/1/42	890,000	705,356
4.00% 3/22/50	1,070,000	837,125
4.13% 3/16/27	440,000	428,534
4.13% 8/15/46	630,000	500,522
4.40% 11/1/34	910,000	835,612
4.50% 8/10/33	5,250,000	4,912,353
4.86% 8/21/46	940,000	842,575
5.25% 3/16/37	560,000	552,987

LVIP Western Asset Core Bond Fund–19

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
Verizon Communications, Inc. (continued)
5.50% 3/16/47	120,000	$ 115,897
		41,421,745
Transportation–0.31%
Canadian Pacific Railway Co.
2.45% 12/2/31	3,240,000	2,683,402
3.00% 12/2/41	880,000	663,430
Union Pacific Corp.
2.15% 2/5/27	730,000	659,153
2.40% 2/5/30	690,000	590,284
3.75% 7/15/25	380,000	369,204
3.75% 2/5/70	900,000	656,051
3.84% 3/20/60	360,000	278,093
		5,899,617
Total Corporate Bonds (Cost $817,436,730)		704,953,826
NON-AGENCY ASSET-BACKED SECURITIES–8.28%
•522 Funding CLO Ltd. Series 2020-6A A1R 5.47% (LIBOR03M + 1.15%) 10/23/34	2,000,000	1,943,398
AmeriCredit Automobile Receivables Trust Series 2022-2 A3 4.38% 4/18/28	1,520,000	1,491,477
Applebee's Funding LLC/IHOP Funding LLC Series 2019-1A A2I 4.19% 6/5/49	3,118,500	3,064,201
•Arbor Realty Commercial Real Estate Notes Ltd. Series 2022-FL1 A 5.26% (SOFR30A + 1.45%) 1/15/37	2,196,000	2,125,793
•ARES XLIV CLO Ltd. Series 2017-44A A1R 5.16% (LIBOR03M + 1.08%) 4/15/34	2,850,000	2,775,937
Avis Budget Rental Car Funding AESOP LLC
Series 2020-1A A 2.33% 8/20/26	2,040,000	1,887,715
Series 2021-1A A 1.38% 8/20/27	4,300,000	3,743,820
Series 2022-3A A 4.62% 2/20/27	990,000	966,469
•Bain Capital Credit CLO Ltd. Series 2020-1A A1 5.38% (LIBOR03M + 1.19%) 4/18/33	500,000	489,873
•Balboa Bay Loan Funding Ltd. Series 2021-2A A1 5.41% (LIBOR03M + 1.17%) 1/20/35	1,590,000	1,545,350
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Basswood Park CLO Ltd. Series 2021-1A A 5.24% (LIBOR03M + 1.00%) 4/20/34	2,000,000	$ 1,947,588
•BCRED MML CLO LLC Series 2022-1A A1 5.61% (TSFR03M + 1.65%) 4/20/35	2,470,000	2,356,565
Blackbird Capital Aircraft Series 2021-1A A 2.44% 7/15/46	1,039,145	852,463
•Carlyle Global Market Strategies CLO Ltd. Series 2015-4A A1R 5.58% (LIBOR03M + 1.34%) 7/20/32	1,750,000	1,713,128
•Catskill Park CLO Ltd. Series 2017-1A A2 5.94% (LIBOR03M + 1.70%) 4/20/29	1,500,000	1,466,601
•Cayuga Park CLO Ltd. Series 2020-1A AR 5.20% (LIBOR03M + 1.12%) 7/17/34	2,590,000	2,525,750
•CBAM Ltd. Series 2017-1A A1 5.49% (LIBOR03M + 1.25%) 7/20/30	3,986,974	3,944,908
•Cerberus Loan Funding XXVIII LP Series 2020-1A A 5.93% (LIBOR03M + 1.85%) 10/15/31	698,334	690,130
•CWHEQ Revolving Home Equity Loan Trust Series 2006-I 2A 4.46% (LIBOR01M + 0.14%) 1/15/37	756,246	693,919
•Dryden 75 CLO Ltd. Series 2019-75A AR2 5.12% (LIBOR03M + 1.04%) 4/15/34	1,410,000	1,366,293
•Dryden 87 CLO Ltd. Series 2021-87A A1 5.78% (LIBOR03M + 1.10%) 5/20/34	3,610,000	3,523,107
•EFS Volunteer No. 2 LLC Series 2012-1 A2 5.74% (LIBOR01M + 1.35%) 3/25/36	1,863,371	1,843,110
Ford Credit Floorplan Master Owner Trust Series 2018-4 A 4.06% 11/15/30	3,030,000	2,843,536
•Golub Capital Partners CLO 25M Ltd. Series 2015-25A AR 5.91% (LIBOR03M + 1.38%) 5/5/30	3,022,893	2,975,249
•Golub Capital Partners CLO 57M Ltd. Series 2021-57A A1 5.85% (LIBOR03M + 1.49%) 10/25/34	3,960,000	3,748,065

LVIP Western Asset Core Bond Fund–20

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
GoodLeap Sustainable Home Solutions Trust Series 2022-1GS A 2.70% 1/20/49	1,901,577	$ 1,457,018
•Grippen Park CLO Ltd. Series 2017-1A A 5.50% (LIBOR03M + 1.26%) 1/20/30	1,817,342	1,800,488
•Halsey Point CLO I Ltd. Series 2019-1A A1A1 5.59% (LIBOR03M + 1.35%) 1/20/33	570,000	559,933
•HalseyPoint CLO 3 Ltd. Series 2020-3A A1A 5.86% (LIBOR03M + 1.45%) 11/30/32	800,000	789,322
Hardee's Funding LLC Series 2021-1A A2 2.87% 6/20/51	2,984,550	2,379,173
Hertz Vehicle Financing III LP Series 2021-2A C 2.52% 12/27/27	2,420,000	1,995,486
•HGI CRE CLO Ltd. Series 2021-FL1 A 5.38% (LIBOR01M + 1.05%) 6/16/36	3,120,259	3,014,931
Hildene Community Funding CDO Ltd. Series 2015-1A ARR 2.60% 11/1/35	2,580,000	2,143,549
•HPS Loan Management Ltd. Series 2021-16A A1 5.46% (LIBOR03M + 1.14%) 1/23/35	2,240,000	2,176,884
•KKR CLO 32 Ltd. Series 32A A1 5.40% (LIBOR03M + 1.32%) 1/15/32	1,100,000	1,086,243
•KREF Ltd. Series 2022-FL3 A 5.77% (TSFR01M + 1.45%) 2/17/39	4,750,000	4,536,802
•LCM XVIII LP Series 19A AR 5.32% (LIBOR03M + 1.24%) 7/15/27	109,955	109,531
•Magnetite XIV-R Ltd. Series 2015-14RA A2 5.31% (LIBOR03M + 1.12%) 10/18/31	3,170,000	3,117,901
•MF1 Series 2022-FL10 A 6.96% (TSFR01M + 2.64%) 9/17/37	4,080,000	3,995,907
•Midocean Credit CLO VII Series 2017-7A BR 5.68% (LIBOR03M + 1.60%) 7/15/29	1,750,000	1,670,188
•Myers Park CLO Ltd. Series 2018-1A B1 5.84% (LIBOR03M + 1.60%) 10/20/30	1,020,000	984,380
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Navient Private Education Loan Trust
•Series 2014-AA A3 5.92% (LIBOR01M + 1.60%) 10/15/31	3,020,000	$ 2,988,548
Series 2020-A A2A 2.46% 11/15/68	1,573,428	1,436,740
•Navient Student Loan Trust Series 2016-3A A3 5.74% (LIBOR01M + 1.35%) 6/25/65	1,931,660	1,905,719
NP SPE X LP Series 2021-1A A1 2.23% 3/19/51	2,232,069	1,886,040
•Octagon Investment Partners 35 Ltd. Series 2018-1A A1A 5.30% (LIBOR03M + 1.06%) 1/20/31	2,950,000	2,913,626
•Octagon Investment Partners XXI Ltd. Series 2014-1A AAR3 5.65% (LIBOR03M + 1.00%) 2/14/31	1,580,000	1,552,663
•OHA Credit Funding 7 Ltd. Series 2020-7A AR 5.26% (TSFR03M + 1.30%) 2/24/37	2,450,000	2,390,575
•OHA Loan Funding Ltd. Series 2013-2A AR 5.73% (LIBOR03M + 1.04%) 5/23/31	2,040,000	2,014,365
•Owl Rock CLO III Ltd. Series 2020-3A A1L 6.04% (LIBOR03M + 1.80%) 4/20/32	2,010,000	1,960,600
•Palmer Square CLO Ltd. Series 2019-1A A1R 5.80% (LIBOR03M + 1.15%) 11/14/34	1,830,000	1,785,721
•Point Au Roche Park CLO Ltd. Series 2021-1A A 5.32% (LIBOR03M + 1.08%) 7/20/34	3,750,000	3,647,756
•Recette CLO Ltd. Series 2015-1A ARR 5.32% (LIBOR03M + 1.08%) 4/20/34	960,000	929,806
•REESE PARK CLO Ltd. Series 2020-1A AR 5.21% (LIBOR03M + 1.13%) 10/15/34	3,300,000	3,209,501
SBA Small Business Investment Cos., Series 2018-10B 1 3.55% 9/10/28	535,992	505,757
•Silver Rock CLO I Ltd. Series 2020-1A A 5.89% (LIBOR03M + 1.65%) 10/20/31	2,680,000	2,645,026

LVIP Western Asset Core Bond Fund–21

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•SLC Student Loan Trust Series 2008-1 A4A 6.37% (LIBOR03M + 1.60%) 12/15/32	1,905,385	$ 1,884,357
•SLM Private Credit Student Loan Trust
Series 2005-B A4 5.10% (LIBOR03M + 0.33%) 6/15/39	1,038,066	984,348
Series 2006-A A5 5.06% (LIBOR03M + 0.29%) 6/15/39	901,217	848,062
•SLM Student Loan Trust Series 2004-3A A6A 4.91% (LIBOR03M + 0.55%) 10/25/64	3,407,307	3,269,418
SMB Private Education Loan Trust
Series 2020-A A2A 2.23% 9/15/37	920,447	839,792
Series 2021-C 2.30% 1/15/53	1,210,000	1,035,361
Series 2021-C APT1 1.39% 1/15/53	3,120,292	2,662,913
•Starwood Ltd. Series 2022-FL3 A 5.16% (SOFR30A + 1.35%) 11/15/38	2,860,000	2,739,418
Triumph Rail Holdings LLC Series 2021-2 A 2.15% 6/19/51	2,018,902	1,719,715
•TRTX Issuer Ltd. Series 2022-FL5 A 5.46% (SOFR30A + 1.65%) 2/15/39	4,690,000	4,513,976
U.S. Small Business Administration
Series 2019-20D 1 2.98% 4/1/39	298,094	274,276
Series 2019-25G 1 2.69% 7/1/44	503,785	440,226
•Venture 32 CLO Ltd. Series 2018-32A A2A 5.26% (LIBOR03M + 1.07%) 7/18/31	1,750,000	1,724,893
•Voya CLO Ltd.
Series 2016-3A A1R 5.38% (LIBOR03M + 1.19%) 10/18/31	750,000	737,990
Series 2017-3A 5.28% (LIBOR03M + 1.04%) 4/20/34	1,530,000	1,483,540
Series 2018-3A A1A 5.23% (LIBOR03M + 1.15%) 10/15/31	2,080,000	2,048,072
Series 2018-4A A1AR 5.12% (LIBOR03M + 1.04%) 1/15/32	4,000,000	3,928,532
Wendy's Funding LLC Series 2021-1A A2I 2.37% 6/15/51	4,757,550	3,840,884
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Whitebox CLO II Ltd. Series 2020-2A A1R 5.54% (LIBOR03M + 1.22%) 10/24/34	2,100,000	$ 2,029,633
•Whitebox CLO III Ltd. Series 2021-3A A1 5.30% (LIBOR03M + 1.22%) 10/15/34	2,580,000	2,512,208
•Zais CLO 13 Ltd. Series 2019-13A A1A 5.57% (LIBOR03M + 1.49%) 7/15/32	980,000	960,638
Total Non-Agency Asset-Backed Securities (Cost $165,141,511)		156,592,876
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–5.03%
•Adjustable Rate Mortgage Trust Series 2005-9 5A1 4.93% (LIBOR01M + 0.54%) 11/25/35	500,462	484,479
•Angel Oak Mortgage Trust
Series 2021-7 A3 2.34% 10/25/66	958,334	751,467
Series 2022-3 A1 4.00% 1/25/67	1,983,207	1,875,484
•BRAVO Residential Funding Trust Series 2022-NQM3 A1 5.11% 7/25/62	3,843,097	3,832,618
•CIM Trust Series 2021-R6 A1 1.43% 7/25/61	1,308,247	1,121,149
•Connecticut Avenue Securities Trust Series 2022-R03 1M2 7.43% (SOFR30A + 3.50%) 3/25/42	1,000,000	1,012,289
CSMC Trust
•Series 2018-J1 A2 3.50% 2/25/48	4,075,939	3,571,008
φ•Series 2019-NQM1 A3 3.06% 10/25/59	1,999,716	1,842,483
•Series 2020-RPL4 A1 2.00% 1/25/60	1,294,295	1,092,791
•Series 2021-AFC1 A1 0.83% 3/25/56	1,130,622	846,030
•Series 2021-AFC1 A3 1.17% 3/25/56	1,532,209	1,103,533
•Series 2021-NQM3 A3 1.63% 4/25/66	2,720,082	2,153,845
•Series 2021-NQM5 A1 0.94% 5/25/66	1,049,623	808,216
•Series 2021-NQM7 A1 1.76% 10/25/66	875,644	714,448
•Series 2021-NQM8 A1 1.84% 10/25/66	4,233,900	3,549,065
•Series 2021-RPL2 A1 2.00% 1/25/60	773,132	623,065

LVIP Western Asset Core Bond Fund–22

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
CSMC Trust (continued)
•Series 2021-RPL6 A1 2.00% 10/25/60	1,608,214	$ 1,379,270
•Series 2022-NQM1 A1 2.27% 11/25/66	4,007,552	3,440,641
•Deephaven Residential Mortgage Trust Series 2022-1 A1 2.21% 1/25/67	3,157,227	2,740,042
•Ellington Financial Mortgage Trust Series 2021-2 A1 0.93% 6/25/66	1,148,903	921,790
•Galton Funding Mortgage Trust Series 2017-1 A22 3.00% 7/25/56	103,869	92,457
φ•GCAT Trust Series 2020-NQM1 A3 2.55% 1/25/60	3,496,853	3,178,524
Government National Mortgage Association
• BE 3.00% 10/16/64	1,200,000	915,497
PT 2.50% 10/20/51	1,191,975	992,205
•Impac CMB Trust Series 2007-A A 4.89% (LIBOR01M + 0.50%) 5/25/37	1,496,476	1,397,553
•JP Morgan Mortgage Trust
Series 2017-5 A2 3.21% 10/26/48	4,171,253	4,048,988
Series 2018-4 A1 3.50% 10/25/48	362,445	314,461
•Merrill Lynch Mortgage Investors Trust Series 2005-A8 A3A3 5.13% (LIBOR01M + 0.74%) 8/25/36	172,105	169,776
•MFA Trust Series 2020-NQM1 A3 2.30% 8/25/49	985,254	866,538
=•Mortgage Repurchase Agreement Financing Trust Series S1 A1 5.80% (SOFR30A + 2.00%) 3/30/25	2,820,000	2,780,492
•New Residential Mortgage Loan Trust
Series 2014-2A A3 3.75% 5/25/54	823,260	753,783
Series 2015-1A A3 3.75% 5/28/52	361,881	331,533
Series 2015-2A A1 3.75% 8/25/55	2,971,271	2,761,505
Series 2015-2A A2 3.75% 8/25/55	1,691,575	1,572,153
Series 2016-3A A1B 3.25% 9/25/56	909,986	816,544
Series 2016-3A B1 4.00% 9/25/56	3,603,241	3,296,558
Series 2016-4A B2 4.75% 11/25/56	1,891,348	1,746,364
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•New Residential Mortgage Loan Trust (continued)
Series 2017-1A A1 4.00% 2/25/57	2,423,516	$ 2,257,841
Series 2017-2A B2 4.75% 3/25/57	2,004,623	1,873,189
Series 2017-4A A1 4.00% 5/25/57	2,181,728	2,018,712
Series 2017-6A A1 4.00% 8/27/57	4,938,906	4,579,342
Series 2022-NQM2 A1 3.08% 3/27/62	4,142,208	3,756,459
•OBX Trust
Series 2021-NQM2 A1 1.10% 5/25/61	774,361	592,748
Series 2021-NQM3 A1 1.05% 7/25/61	1,240,912	944,722
Series 2022-NQM1 A1 2.31% 11/25/61	4,060,298	3,474,355
•Onslow Bay Mortgage Loan Trust Series 2021-NQM4 A1 1.96% 10/25/61	2,573,844	2,094,928
•PRKCM Trust Series 2021-AFC2 A1 2.07% 11/25/56	1,102,876	896,707
•SG Residential Mortgage Trust Series 2022-1 A1 3.17% 3/27/62	3,861,174	3,498,439
•Towd Point Mortgage Trust
Series 2016-3 B1 4.08% 4/25/56	1,120,000	1,021,396
Series 2017-4 A1 2.75% 6/25/57	543,293	502,020
Series 2017-6 M1 3.25% 10/25/57	2,110,000	1,828,414
Series 2019-HY2 M2 6.29% (LIBOR01M + 1.90%) 5/25/58	1,250,000	1,155,384
Series 2022-4 A1 3.75% 9/25/62	3,918,257	3,638,481
♦•WaMu Mortgage Pass-Through Certificates Trust Series 2005-AR13 A1A1 4.97% (LIBOR01M + 0.58%) 10/25/45	1,123,784	1,008,105
Total Non-Agency Collateralized Mortgage Obligations (Cost $107,354,254)		95,039,886
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–5.11%
•AREIT Trust Series 2022-CRE6 A 5.08% (SOFR30A + 1.25%) 1/16/37	2,319,674	2,215,176
•BANK Series 2018-BN14 C 4.61% 9/15/60	2,160,000	1,802,438

LVIP Western Asset Core Bond Fund–23

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
•BX Commercial Mortgage Trust
Series 2021-SOAR A 4.99% (LIBOR01M + 0.67%) 6/15/38	1,677,294	$ 1,614,477
Series 2021-XL2 5.01% (LIBOR01M + 0.69%) 10/15/38	5,597,359	5,380,736
BX Trust
Series 2019-OC11 A 3.20% 12/9/41	1,140,000	956,907
•Series 2022-LBA6 A 5.34% (TSFR01M + 1.00%) 1/15/39	2,210,000	2,135,505
CD Mortgage Trust Series 2016-CD1 A4 2.72% 8/10/49	2,560,000	2,317,637
Citigroup Commercial Mortgage Trust
*•Series 2013-GC11 XA 1.26% 4/10/46	6,259,385	164
Series 2014-GC25 A4 3.64% 10/10/47	889,000	856,486
Series 2016-P3 A4 3.33% 4/15/49	758,000	704,043
Series 2016-P6 A4 3.46% 12/10/49	354,724	335,357
•Cold Storage Trust Series 2020-ICE5 A 5.22% (LIBOR01M + 0.90%) 11/15/37	6,310,799	6,137,500
COMM Mortgage Trust
Series 2013-CR6 AM 3.15% 3/10/46	775,000	752,994
Series 2014-CR16 A4 4.05% 4/10/47	774,000	749,424
Series 2014-CR20 A4 3.59% 11/10/47	402,000	386,772
Series 2014-CR20 AM 3.94% 11/10/47	1,580,000	1,477,329
Series 2015-CR23 A4 3.50% 5/10/48	418,000	396,687
CSMC OA LLC Series 2014-USA B 4.18% 9/15/37	7,380,000	6,183,106
DB-JPM Mortgage Trust Series 2016-C1 A4 3.28% 5/10/49	925,000	858,717
•GS Mortgage Securities Corp. Trust
Series 2013-PEMB A 3.55% 3/5/33	5,000,000	4,504,473
Series 2021-ROSS 5.47% (LIBOR01M + 1.15%) 5/15/26	3,900,000	3,664,344
GS Mortgage Securities Trust
•Series 2010-C1 C 5.64% 8/10/43	437,000	418,029
Series 2015-GC32 A4 3.76% 7/10/48	512,000	489,759
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2013-LC11 B 3.50% 4/15/46	686,000	$ 582,277
Series 2015-JP1 A5 3.91% 1/15/49	1,308,000	1,244,294
•Series 2020-MKST D 6.07% (LIBOR01M + 1.50%) 12/15/36	5,130,000	4,220,770
JPM-BB Commercial Mortgage Securities Trust Series 2015-C33 A4 3.77% 12/15/48	1,795,000	1,708,522
JPM-DB Commercial Mortgage Securities Trust Series 2016-C2 A4 3.14% 6/15/49	1,704,000	1,573,151
•KNDL Mortgage Trust Series 2019-KNSQ A 5.12% (LIBOR01M + 0.80%) 5/15/36	4,450,000	4,398,636
•MHC Trust Series 2021-MHC2 A 5.17% (LIBOR01M + 0.85%) 5/15/38	1,210,000	1,173,749
Morgan Stanley Bank of America Merrill Lynch Trust
•Series 2013-C7 C 3.96% 2/15/46	3,000,000	2,878,607
Series 2014-C17 A5 3.74% 8/15/47	717,000	690,092
Series 2015-C23 A4 3.72% 7/15/50	1,618,000	1,534,576
Series 2015-C26 A5 3.53% 10/15/48	1,271,800	1,197,167
Series 2016-C29 A4 3.33% 5/15/49	710,000	660,486
•Morgan Stanley Capital I Trust Series 2019-BPR A 5.97% (LIBOR01M + 1.65%) 5/15/36	3,033,681	3,005,253
Natixis Commercial Mortgage Securities Trust
Series 2019-FAME A 3.05% 8/15/36	7,150,000	6,742,384
*•Series 2019-FAME XA 1.35% 8/15/36	32,225,000	474,133
•OPG Trust Series 2021-PORT A 4.80% (LIBOR01M + 0.48%) 10/15/36	3,317,211	3,170,199
•SMRT Series 2022-MINI A 5.34% (TSFR01M + 1.00%) 1/15/39	2,280,000	2,200,304
VLS Commercial Mortgage Trust Series 2020-LAB A 2.13% 10/10/42	2,010,000	1,554,751
VNDO Trust Series 2016-350P A 3.81% 1/10/35	1,080,000	978,053

LVIP Western Asset Core Bond Fund–24

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust
Series 2015-C26 AS 3.58% 2/15/48	7,640,000	$ 7,239,489
*•Series 2016-BNK1 XA 1.72% 8/15/49	16,522,444	767,068
*•Series 2016-C36 XA 1.18% 11/15/59	34,620,306	1,199,556
•WFRBS Commercial Mortgage Trust Series 2014-C20 C 4.51% 5/15/47	3,603,000	3,179,542
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $106,688,705)		96,711,119
ΔREGIONAL BONDS–0.16%
Canada—0.16%
Province of British Columbia Canada 2.25% 6/2/26	1,445,000	1,346,510
Province of Manitoba Canada 2.13% 6/22/26	872,000	806,215
Province of Quebec Canada 2.50% 4/20/26	959,000	901,380
		3,054,105
Total Regional Bonds (Cost $3,305,234)		3,054,105
ΔSOVEREIGN BONDS–2.24%
Chile—0.04%
Chile Government International Bonds 3.10% 1/22/61	1,220,000	759,563
		759,563
Colombia—0.38%
Colombia Government International Bonds
3.13% 4/15/31	1,190,000	883,234
3.88% 4/25/27	1,740,000	1,539,818
5.00% 6/15/45	2,740,000	1,864,038
5.20% 5/15/49	890,000	606,167
5.63% 2/26/44	3,190,000	2,339,458
		7,232,715
India—0.07%
Export-Import Bank of India 3.38% 8/5/26	1,300,000	1,215,825
		1,215,825
Indonesia—0.04%
Indonesia Government International Bonds 3.70% 10/30/49	950,000	729,724
		729,724
	Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Israel—0.28%
Israel Government International Bonds 2.75% 7/3/30	3,620,000	$ 3,284,245
State of Israel
3.38% 1/15/50	930,000	714,212
3.80% 5/13/60	1,600,000	1,250,640
		5,249,097
Kazakhstan—0.15%
Kazakhstan Government International Bonds 4.88% 10/14/44	3,240,000	2,887,942
		2,887,942
Mexico—0.64%
Mexico Government International Bonds
3.50% 2/12/34	4,720,000	3,777,268
4.40% 2/12/52	4,570,000	3,359,713
4.75% 3/8/44	6,230,000	5,024,963
		12,161,944
Panama—0.20%
Panama Government International Bonds
4.30% 4/29/53	1,540,000	1,111,581
4.50% 5/15/47	880,000	675,862
4.50% 4/1/56	1,050,000	764,972
6.70% 1/26/36	1,230,000	1,281,107
		3,833,522
Peru—0.09%
Peruvian Government International Bonds
3.55% 3/10/51	650,000	462,038
3.60% 1/15/72	1,820,000	1,181,735
		1,643,773
Uruguay—0.35%
Uruguay Government International Bonds
4.38% 1/23/31	520,000	516,506
5.10% 6/18/50	4,130,000	4,046,731
5.75% 10/28/34	1,890,000	2,042,632
		6,605,869
Total Sovereign Bonds (Cost $53,960,318)		42,319,974
U.S. TREASURY OBLIGATIONS–12.00%
U.S. Treasury Bonds
1.25% 5/15/50	71,160,000	38,295,755
1.38% 8/15/50	34,990,000	19,442,685
1.63% 11/15/50	18,600,000	11,067,000
1.88% 2/15/51	39,680,000	25,218,500
1.88% 11/15/51	3,816,000	2,416,899
2.00% 2/15/50	15,290,000	10,097,970
2.00% 8/15/51	2,460,000	1,610,723
2.25% 2/15/52	43,444,000	30,210,550

LVIP Western Asset Core Bond Fund–25

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Bonds (continued)
2.38% 5/15/51	13,700,000	$ 9,828,680
2.88% 5/15/52	14,440,000	11,570,050
3.00% 8/15/52	10,780,000	8,881,709
3.25% 5/15/42	150,000	131,508
3.38% 11/15/48	3,920,000	3,457,869
4.00% 11/15/42	4,130,000	4,043,528
4.00% 11/15/52	6,960,000	6,969,788
U.S. Treasury Notes
0.25% 11/15/23	200,000	192,313
0.25% 8/31/25	1,760,000	1,582,625
3.13% 8/31/29	10,080,000	9,569,306
3.25% 6/30/27	18,090,000	17,491,475
4.00% 10/31/29	14,840,000	14,844,638
Total U.S. Treasury Obligations (Cost $313,919,752)		226,923,571

	Number of Contracts
OPTIONS PURCHASED–0.02%
Centrally Cleared–0.02%
Put Options–0.02%
12 Month SOFR Strike price $95.63, expiration date 1/13/23, notional amount $180,970,313	757	99,356
12 Month SOFR Strike price $95.87, expiration date 1/13/23, notional amount $186,237,187	777	281,663
		381,019
Call Options Purchased–0.00%
U.S. Treasury 10 yr Notes Strike price $114.00, expiration date 1/27/23, notional amount $17,214,000	151	47,187
		47,187
Total Options Purchased (Cost $728,376)		428,206

	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–2.37%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 4.12%)	44,787,041	$ 44,787,041
Total Money Market Fund (Cost $44,787,041)		44,787,041

	Principal Amount°
SHORT-TERM INVESTMENTS—5.33%
Agency Obligations–0.60%
Federal Home Loan Bank Discount Notes 4.45% 2/28/23	11,460,000	11,379,869
		11,379,869
U.S. Treasury Obligations–4.73%
≠U.S. Treasury Bills
4.53% 4/11/23	15,000,000	14,822,171
4.57% 4/18/23	27,770,000	27,410,257
4.39% 3/2/23	5,510,000	5,472,371
4.53% 3/28/23	10,000,000	9,901,825
4.69% 5/25/23	11,520,000	11,314,997
4.72% 6/1/23	5,590,000	5,485,828
4.02% 1/3/23	7,460,000	7,458,363
4.16% 1/31/23	7,640,000	7,614,024
		89,479,836
Total Short-Term Investments (Cost $100,833,024)		100,859,705

TOTAL INVESTMENTS–108.89% (Cost $2,343,925,886)	2,059,436,016

LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(8.89%)	(168,130,914)
NET ASSETS APPLICABLE TO 229,009,278 SHARES OUTSTANDING–100.00%	$1,891,305,102

° Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
• Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2022. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.
LVIP Western Asset Core Bond Fund–26

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
* Interest only security. An interest only security is the interest only portion of a fixed income security which is sold separately from the principal portion of the security.
+ Rate is less than 0.01%.
♦ Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
μ Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2022. Rate will reset at a future date.
** Security is in default
† Non-income producing.
φ Step coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2022.
= The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
Δ Securities have been classified by country of origin.
≠ The rate shown is the effective yield at the time of purchase.
π Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, or have certain restrictions on resale which may limit their liquidity. At December 31, 2022, the aggregate value of restricted securities was $1,881,015, which represented 0.10% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Restricted Securities
Investment	Date of Acquisition	Cost	Value
Lukoil Capital DAC	10/19/2021	$2,670,000	$1,881,015
Total		$2,670,000	$1,881,015

The following futures contracts and swap contracts were outstanding at December 31, 2022:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
(369)	3 Month SOFR	$ (87,674,400)	$ (87,761,000)	9/19/23	$ 86,600	$ —
(1,974)	3 Month SOFR	(471,144,450)	(473,271,932)	3/19/24	2,127,482	—
780	3 Month SOFR	188,487,000	188,207,414	3/18/25	279,586	—
191	3 Month SOFR	46,231,550	46,024,099	3/17/26	207,451	—
210	90 Day IMM Eurodollar	49,835,625	49,911,965	3/13/23	—	(76,340)
2,103	U.S. Treasury 10 yr Notes	236,160,328	237,387,099	3/22/23	—	(1,226,771)
(156)	U.S. Treasury 2 yr Notes	(31,992,187)	(31,963,886)	3/31/23	—	(28,301)
176	U.S. Treasury Long Bonds	22,060,500	22,377,115	3/22/23	—	(316,615)
2,265	U.S. Treasury Note	244,460,743	244,837,858	3/31/23	—	(377,115)
272	U.S. Treasury Ultra Bonds	36,533,000	36,813,590	3/22/23	—	(280,590)
Total Futures Contracts					$2,701,119	$(2,305,732)
LVIP Western Asset Core Bond Fund–27

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
Swap Contract1
Credit Default Swap (CDS) Contracts
Reference Obligation/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared/
Protection Sold
CDX.NA.IG.39- Quarterly[4]	310,896,000	1.00%	12/20/27	$2,581,495	$(275,574)	$2,857,069	$—
Swap Contracts1
Interest Rate Swap (IRS) Contracts
Reference Obligation/ Payment Frequency (Fixed Rate/Floating Rate)	Notional Amount[3]	Fixed Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared:
10 yr IRS-(Annual)	12,008,000	2.00%	(4.30%) [5]	3/18/32	$1,463,375	$71,823	$1,391,552	$—
25 yr IRS-(Annual)	11,385,000	2.60%	(4.30%) [5]	2/15/48	1,380,477	773,561	606,916	—
25 yr IRS-(Annual)	10,300,000	0.56%	(4.30%) [5]	7/20/45	4,643,287	253,232	4,390,055	—
25 yr IRS-(Annual)	20,670,000	1.63%	(4.30%) [5]	5/15/47	5,910,463	864,128	5,046,335	—
26 yr IRS-(Annual)	15,181,000	1.73%	(4.30%) [5]	2/15/47	4,017,775	180,318	3,837,457	—
26 yr IRS-(Annual)	12,385,000	1.52%	(4.30%) [5]	2/15/47	3,720,693	(115,996)	3,836,689	—
7 yr IRS-(Annual)	13,114,000	2.85%	(4.30%) [5]	2/15/29	582,128	48,117	534,011	—
7 yr IRS-(Annual)	46,436,000	1.13%	(4.30%) [5]	8/15/28	6,368,150	278,872	6,089,278	—
7 yr IRS-(Annual)	18,512,000	1.22%	(4.30%) [5]	8/15/28	2,448,910	(989)	2,449,899	—
7 yr IRS-(Annual)	43,390,000	3.85%	(4.30%) [5]	6/30/29	(497,080)	31,549	—	(528,629)
2 yr IRS-(Annual)	60,698,000	(3.50%)	1.00% [5]	9/30/24	(1,091,507)	30,257	—	(1,121,764)
2 yr IRS-(Annual)	51,925,000	(2.77%)	4.30% [5]	10/14/24	(1,705,054)	(255,668)	—	(1,449,386)
25 yr IRS-(Annual)	7,813,000	2.62%	(4.30%) [5]	2/15/48	959,886	8,673	951,213	—
25 yr IRS-(Annual)	10,935,000	2.51%	(4.30%) [5]	2/15/48	1,557,373	70,667	1,486,706	—
30 yr IRS-(Annual)	8,030,000	2.50%	(4.30%) [5]	4/21/52	1,061,300	7,308	1,053,992	—
5 yr IRS-(Annual)	21,535,000	2.60%	(4.30%) [5]	10/14/27	1,143,963	332,637	811,326	—
7 yr IRS-(Annual)	47,094,000	3.27%	(4.30%) [5]	4/30/29	1,078,366	(280,555)	1,358,921	—
Total IRS Contracts						$2,297,934	$33,844,350	$(3,099,779)
The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures and centrally cleared swap contracts from the date the contracts were opened through December 31, 2022. Only current day variation margin is reported on the Statement of Assets and Liabilities.
[3] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.
[4] Markit’s North America Investment Grade Index, or CDX.NA.IG Index, is composed of 125 of the most liquid North American entities with investment grade credit ratings that trade in the CDS market. Constituents for the index can be found at www.markit.com/Documentation.
[5] Rate resets based on SOFR01M-Secured Overnight Financing Rate.

Summary of Abbreviations:
ARM–Adjustable Rate Mortgage
CDX.NA.IG–Credit Default Swap Index North American Investment Grade
CLO–Collateralized Loan Obligation
DB-JPM–Deutsche Bank JPMorgan
GNMA–Government National Mortgage Association
GS–Goldman Sachs
HSBC–Hong Kong and Shanghai Banking Corporation
LVIP Western Asset Core Bond Fund–28

LVIP Western Asset Core Bond Fund
Schedule of Investments (continued)
Summary of Abbreviations: (continued)
IMM–International Monetary Market
IRS–Interest Rate Swap
JPM–JPMorgan
JPM-BB–JPMorgan Barclays Bank
JPM-DB–JPMorgan Deutsche Bank
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
LIBOR12M–Intercontinental Exchange London Interbank Offered Rate USD 12 Month
LNG–Liquefied Natural Gas
REMIC–Real Estate Mortgage Investment Conduits
S.F.–Single Family
SOFR–Secured Overnight Financing Rate
SOFR30A–Secured Overnight Financing Rate 30 Days Average
STACR–Structured Agency Credit Risk
TBA–To be announced
TSFR01M–1 Month Term Secured Overnight Financing Rate
TSFR03M–3 Month Term Secured Overnight Financing Rate
USD–United States Dollar
WFRBS–Wells Fargo Royal Bank of Scotland
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Western Asset Core Bond Fund–29

LVIP Western Asset Core Bond Fund
Statement of Assets and Liabilities
December 31, 2022
ASSETS:
Investments, at value	$2,059,436,016
Receivable for securities sold	159,028,344
Dividends and interest receivable	13,621,118
Cash collateral held at brokers for swap contracts	11,815,723
Cash collateral held at broker for futures contracts	2,307,012
Receivable for fund shares sold	725,312
Variation margin due from broker on centrally cleared swap contracts	466,460
Prepaid expenses	13,692
Cash	640
TOTAL ASSETS	2,247,414,317
LIABILITIES:
Payable for securities purchased	354,344,508
Due to manager and affiliates	871,109
Payable for fund shares redeemed	436,547
Variation margin due to broker on futures contracts	300,899
Other accrued expenses payable	156,152
TOTAL LIABILITIES	356,109,215
TOTAL NET ASSETS	$1,891,305,102
Investments, at cost	$2,343,925,886
Standard Class:
Net Assets	$1,494,223,940
Shares Outstanding	180,870,675
Net Asset Value Per Share	$ 8.261
Service Class:
Net Assets	$ 397,081,162
Shares Outstanding	48,138,603
Net Asset Value Per Share	$ 8.249
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2022:
Shares of beneficial interest (unlimited authorization–no par)	$2,317,973,280
Distributable earnings/(accumulated loss)	(426,668,178)
TOTAL NET ASSETS	$1,891,305,102
See accompanying notes, which are an integral part of the financial statements.
LVIP Western Asset Core Bond Fund–30

LVIP Western Asset Core Bond Fund
Statement of Operations
Year Ended December 31, 2022
INVESTMENT INCOME:
Interest	$ 62,444,447
EXPENSES:
Management fees	9,131,926
Distribution fees-Service Class	1,069,514
Shareholder servicing fees	594,259
Accounting and administration expenses	391,664
Pricing fees	107,283
Custodian fees	106,562
Professional fees	98,650
Trustees’ fees and expenses	68,892
Reports and statements to shareholders	19,222
Consulting fees	4,044
Other	38,897
Total operating expenses	11,630,913
NET INVESTMENT INCOME	50,813,534
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(95,788,433)
Futures contracts	(95,308,721)
Options purchased	(4,139,275)
Options written	10,026,799
Swap contracts	30,616,790
Net realized loss	(154,592,840)
Net change in unrealized appreciation (depreciation) of:
Investments	(311,809,599)
Futures contracts	2,643,592
Options purchased	(300,170)
Options written	(49,111)
Swap contracts	22,298,636
Net change in unrealized appreciation (depreciation)	(287,216,652)
NET REALIZED AND UNREALIZED LOSS	(441,809,492)
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(390,995,958)
See accompanying notes, which are an integral part of the financial statements.
LVIP Western Asset Core Bond Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/22	12/31/21
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$ 50,813,534	$ 37,329,952
Net realized gain (loss)	(154,592,840)	9,994,991
Net change in unrealized appreciation (depreciation)	(287,216,652)	(86,864,068)
Net decrease in net assets resulting from operations	(390,995,958)	(39,539,125)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(47,658,428)	(73,663,292)
Service Class	(11,515,669)	(17,343,141)
Return of capital:
Standard Class	—	(1,443,158)
Service Class	—	(339,773)
	(59,174,097)	(92,789,364)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	140,442,906	347,755,366
Service Class	53,517,522	155,050,978
Reinvestment of dividends and distributions:
Standard Class	47,658,428	75,106,450
Service Class	11,515,669	17,682,914
	253,134,525	595,595,708
Cost of shares redeemed:
Standard Class	(308,276,052)	(213,173,062)
Service Class	(73,695,684)	(52,874,493)
	(381,971,736)	(266,047,555)
Increase (decrease) in net assets derived from capital share transactions	(128,837,211)	329,548,153
NET INCREASE (DECREASE) IN NET ASSETS	(579,007,266)	197,219,664
NET ASSETS:
Beginning of year	2,470,312,368	2,273,092,704
End of year	$1,891,305,102	$2,470,312,368
See accompanying notes, which are an integral part of the financial statements.
LVIP Western Asset Core Bond Fund–31

LVIP Western Asset Core Bond Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Western Asset Core Bond Fund Standard Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.197	$ 10.782	$ 10.116	$ 9.415	$ 9.862
Income (loss) from investment operations:
Net investment income[1]	0.228	0.169	0.217	0.276	0.262
Net realized and unrealized gain (loss)	(1.893)	(0.352)	0.692	0.710	(0.367)
Total from investment operations	(1.665)	(0.183)	0.909	0.986	(0.105)
Less dividends and distributions from:
Net investment income	(0.271)	(0.235)	(0.243)	(0.283)	(0.293)
Net realized gain	—	(0.159)	—	—	—
Return of capital	—	(0.008)	—	(0.002)	(0.049)
Total dividends and distributions	(0.271)	(0.402)	(0.243)	(0.285)	(0.342)
Net asset value, end of period	$ 8.261	$ 10.197	$ 10.782	$ 10.116	$ 9.415
Total return[2]	(16.42%)	(1.72%)	9.00%	10.48%	(1.03%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,494,224	$1,971,350	$1,868,293	$1,748,824	$1,585,597
Ratio of expenses to average net assets	0.52%	0.50%	0.51%	0.51%	0.52%
Ratio of net investment income to average net assets	2.53%	1.61%	2.06%	2.75%	2.71%
Portfolio turnover	128%	129%	225%	159%	176%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Western Asset Core Bond Fund–32

LVIP Western Asset Core Bond Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Western Asset Core Bond Fund Service Class
	Year Ended
	12/31/22	12/31/21	12/31/20	12/31/19	12/31/18
Net asset value, beginning of period	$ 10.181	$ 10.768	$ 10.107	$ 9.413	$ 9.866
Income (loss) from investment operations:
Net investment income[1]	0.205	0.143	0.190	0.251	0.236
Net realized and unrealized gain (loss)	(1.889)	(0.352)	0.691	0.709	(0.364)
Total from investment operations	(1.684)	(0.209)	0.881	0.960	(0.128)
Less dividends and distributions from:
Net investment income	(0.248)	(0.212)	(0.220)	(0.264)	(0.279)
Net realized gain	—	(0.159)	—	—	—
Return of capital	—	(0.007)	—	(0.002)	(0.046)
Total dividends and distributions	(0.248)	(0.378)	(0.220)	(0.266)	(0.325)
Net asset value, end of period	$ 8.249	$ 10.181	$ 10.768	$ 10.107	$ 9.413
Total return[2]	(16.62%)	(1.97%)	8.73%	10.21%	(1.27%)
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$ 397,081	$498,962	$404,800	$272,881	$125,802
Ratio of expenses to average net assets	0.77%	0.75%	0.76%	0.76%	0.77%
Ratio of net investment income to average net assets	2.28%	1.36%	1.81%	2.50%	2.46%
Portfolio turnover	128%	129%	225%	159%	176%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Western Asset Core Bond Fund–33

LVIP Western Asset Core Bond Fund
Notes to Financial Statements
December 31, 2022
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 109 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Western Asset Core Bond Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to maximize total return, consistent with prudent investment management and liquidity needs.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.
 Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.
 Other investments including restricted securities, for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Investment Advisors Corporation ("LIAC"), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   Futures contracts and options on futures contracts are valued at the daily quoted settlement prices.   Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value.   Swap contracts are valued based upon valuations provided by an independent pricing service or broker and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2022 and for all open tax years (years ended December 31, 2019-December 31, 2021), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2022, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a
LVIP Western Asset Core Bond Fund–34

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Investment Advisors Corporation (“LIAC”) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LIAC is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LIAC receives a management fee at an annual rate of 0.450% of the first $2 billion of the Fund’s average daily net assets; and 0.350% of the Fund’s average daily net assets in excess of $2 billion.   The management fee is calculated daily and paid monthly.
Western Asset Management Company (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LIAC, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2022, costs for these administrative and legal services were as follows:
Administrative	$146,878
Legal	26,505
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $170 for the year ended December 31, 2022.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LIAC. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2022, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LIAC	$738,111
Distribution fees payable to LFD	85,431
Shareholder servicing fees payable to Lincoln Life	47,567
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP Western Asset Core Bond Fund–35

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2022, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$ 199,755,692
Purchases of U.S. government securities	2,445,385,886
Sales other than U.S. government securities	199,233,588
Sales of U.S. government securities	2,571,798,387
At December 31, 2022, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$2,345,166,082
Aggregate unrealized appreciation of investments and derivatives	$ 40,937,107
Aggregate unrealized depreciation of investments and derivatives	(296,674,789)
Net unrealized depreciation of investments and derivatives	$ (255,737,682)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three level hierarchy of inputs is summarized below.
Level 1–	inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–	other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–	inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
LVIP Western Asset Core Bond Fund–36

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2022:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Collateralized Mortgage Obligations	$ —	$ 34,069,019	$ —	$ 34,069,019
Agency Commercial Mortgage-Backed Securities	—	12,570,026	—	12,570,026
Agency Mortgage-Backed Securities	—	541,126,662	—	541,126,662
Corporate Bonds	—	704,953,826	—	704,953,826
Non-Agency Asset-Backed Securities	—	156,592,876	—	156,592,876
Non-Agency Collateralized Mortgage Obligations	—	92,259,394	2,780,492	95,039,886
Non-Agency Commercial Mortgage-Backed Securities	—	96,711,119	—	96,711,119
Regional Bonds	—	3,054,105	—	3,054,105
Sovereign Bonds	—	42,319,974	—	42,319,974
U.S. Treasury Obligations	—	226,923,571	—	226,923,571
Options Purchased	428,206	—	—	428,206
Money Market Fund	44,787,041	—	—	44,787,041
Short-Term Investments	—	100,859,705	—	100,859,705
Total Investments	$45,215,247	$2,011,440,277	$2,780,492	$2,059,436,016
Derivatives:

Assets:
Futures Contracts	$ 2,701,119	$ —	$—	$ 2,701,119
Swap Contracts	$ —	$36,701,419	$—	$36,701,419
Liabilities:
Futures Contracts	$(2,305,732)	$ —	$—	$ (2,305,732)
Swap Contracts	$ —	$ (3,099,779)	$—	$ (3,099,779)
During the year ended December 31, 2022, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, mark-to-market of futures, options and swap contracts, straddle losses and Passive Foreign Investment Companies ("PFICs").   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2022 and 2021 were as follows:
	Year Ended
	12/31/22	12/31/21
Ordinary income	$59,174,097	$59,398,594
Long-term capital gains	—	31,607,839
Return of capital	—	1,782,931
Total	$59,174,097	$92,789,364
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2022, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$ 902,188
Capital loss carryforward	(171,772,769)
Other temporary differences	(59,915)
Net unrealized depreciation	(255,737,682)
Distributable earnings/(accumulated loss)	$(426,668,178)
LVIP Western Asset Core Bond Fund–37

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2022, the Fund recorded the following permanent reclassifications primarily related to premium callable bond amortization and straddle adjustment prior year true ups:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$(211,921)	$211,921
The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act made changes to several tax rules, including providing for the unlimited carryover of future capital losses. The Act also provides that each capital loss carryforward retains its character as short-term or long-term capital loss.
As of December 31, 2022, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$85,369,193	$86,403,576	$171,772,769
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/22	12/31/21
Shares sold:
Standard Class	15,717,311	33,049,800
Service Class	5,946,153	14,746,882
Shares reinvested:
Standard Class	5,587,810	7,250,160
Service Class	1,352,080	1,709,253
	28,603,354	56,756,095
Shares redeemed:
Standard Class	(33,752,728)	(20,258,165)
Service Class	(8,168,031)	(5,041,565)
	(41,920,759)	(25,299,730)
Net increase (decrease)	(13,317,405)	31,456,365
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 14, 2024.
The Fund had no amounts outstanding as of December 31, 2022, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the
LVIP Western Asset Core Bond Fund–38

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.   At December 31, 2022, the Fund posted $2,307,012 cash collateral for futures contracts.
During the year ended December 31, 2022, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; to facilitate investments in portfolio securities and to reduce transaction costs.
Options Contracts–During the year ended December 31, 2022, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund's overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; as a cash management tool; and to generate income. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.
During the year ended December 31, 2022, the Fund used options contracts to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions; to adjust the Fund's overall exposure to certain markets; to protect the value of portfolio securities and to facilitate investments in portfolio securities.
Swap Contracts–The Fund enters into inflation swap contracts, interest rate swap contracts and CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or hedge against changes in interest rates. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.
Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such swap contract. Interest rate swaps may be used to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received payment(receipt) to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, trading these instruments through a central counterparty.
During the year ended December 31, 2022, the Fund used interest rate swap contracts to manage the Fund's sensitivity to interest rates or to hedge against changes in interest rates.
Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.
LVIP Western Asset Core Bond Fund–39

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
During the year ended December 31, 2022, the Fund entered into CDS contracts as a seller of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to central counterparty for centrally cleared CDS basket trades, as determined by an applicable central counterparty.
As disclosed in the footnotes to the Schedule of Investments, at December 31, 2022, the notional value of the protection sold was USD 310,896,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At December 31, 2022, net unrealized appreciation of the protection sold was $2,857,069.
CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, by trading these instruments through a central counterparty.
During the year ended December 31, 2022, the Fund used CDS contracts to gain exposure to certain securities or markets.
Inflation Swap- Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as the London Interbank Offered Rate (LIBOR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated, for bilateral swap contracts, by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
During the year ended December 31, 2022, the Fund used inflation swaps to hedge the inflation risks in nominal bonds (i.e., non-inflation-protected bonds) thereby creating "synthetic" inflation-indexed bonds.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Schedule of Investments.
LVIP Western Asset Core Bond Fund–40

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2022 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Interest rate contracts)*	Variation margin due to broker on futures contracts	$ 2,701,119	Variation margin due to broker on futures contracts	$(2,305,732)
Options purchased (Equity contracts)	Investments, at value	381,019	Investments, at value	—
Options purchased (Interest rate contracts)	Investments, at value	47,187	Investments, at value	—
Swap contracts (Credit contracts)**	Variation margin due from broker on centrally cleared swap contracts	2,857,069	Variation margin due from broker on centrally cleared swap contracts	—
Swap contracts (Interest rate contracts & Inflation contracts)**	Variation margin due from brokers on centrally cleared interest rate swap contracts	33,844,350	Variation margin due from brokers on centrally cleared interest rate swap contracts	(3,099,779)
Total		$39,830,744		$(5,405,511)

*	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2022. Only current day variation margin is reported on the Statement of Assets and Liabilities.
**	Includes cumulative appreciation (depreciation) of centrally cleared interest rate swap contracts from the date the contracts were opened through December 31, 2022. Only current day variation margin is reported on the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2022 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(95,308,721)	$ 2,643,592
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	—	(215,128)
Options purchased (Interest rate contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(4,139,275)	(85,042)
Options written (Currency contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	1,188,865	—
Options written (Interest rate contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	8,837,934	(49,111)
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(3,392,047)	2,009,538
Swap contracts (Interest rate contracts & Inflation contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	34,008,837	20,289,098
Total		$(58,804,407)	$24,592,947
LVIP Western Asset Core Bond Fund–41

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2022.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$1,331,586,727	$304,271,782
Options contracts (average value)	266,410	707,015
CDS contracts (average notional value)**	144,232,173	245,299,500
Interest rate swap contracts (average notional value)***	337,694,615	221,350,846
Inflation rate swap contracts (average notional value)	34,583,846	34,583,846

**Long represents buying protection and short represents selling protection.
***Long represents paying floating interest payments and short represent receiving floating interest payments.
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
At December 31, 2022, the Fund had no assets and liabilities subject to offsetting provisions.
9. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
In February 2022, Russia launched a large-scale invasion of Ukraine, significantly amplifying already existing geo-political tensions. The United States and many other countries have instituted various sanctions against Russian individuals and entities (including corporate and banking). The extent and duration of the military action, sanctions and other punitive actions taken, and resulting future market disruptions – both in Europe and globally – cannot easily be predicted but could be significant and have a severe adverse effect on Russia and Europe in general. In addition, there are significant risks due to the relatively recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions.
LVIP Western Asset Core Bond Fund–42

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LIAC, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.   Restricted securities have been identified on the Schedule of Investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU was effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the Financial Conduct Authority (FCA), regulator of financial services firms and financial markets in the United Kingdom, announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023. In December 2022, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2022-06, Reference Rate Reform (Topic 848)-Deferral of the Sunset Date of Topic 848. The amendments in this update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management is currently evaluating the impact, if any, of applying this ASU.
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply
LVIP Western Asset Core Bond Fund–43

LVIP Western Asset Core Bond Fund
Notes to Financial Statements (continued)
 11. Recent Accounting Pronouncements (continued)
a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund's financial statements.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Western Asset Core Bond Fund–44

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Western Asset Core Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP Western Asset Core Bond Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2022, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
March 01, 2023
LVIP Western Asset Core Bond Fund–45

LVIP Western Asset Core Bond Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 12 and September 13-14, 2022, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Investment Advisors Corporation (“LIAC”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LIAC, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LIAC, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LIAC and the applicable subadvisers provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LIAC quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LIAC quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LIAC and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LIAC, the Board considered the nature, extent and quality of services provided to the Fund by LIAC, including LIAC personnel and resources and LIAC’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LIAC in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LIAC and that Lincoln Life provides administrative services to the Fund under an administration agreement.  The Board concluded that the services provided by LIAC were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2022.  The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LIAC evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction.  The Board considered that LIAC actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LIAC does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LIAC had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board noted that the net investment management fee was the same as the median net investment management fee of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LIAC, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Western Asset Core Bond Fund–46

LVIP Western Asset Core Bond Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that the Fund had a breakpoint in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LIAC with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LIAC in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Fund, LIAC and its affiliates may receive certain benefits.  The Board reviewed materials provided by LIAC as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LIAC and Western Asset Management Company (“Western”) on behalf of the LVIP Western Asset Core Bond Fund, the Board considered the nature, extent and quality of services provided by Western under the subadvisory agreement.  The Board considered the services provided by Western, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of Western.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance.  The Board reviewed the LVIP Western Asset Core Bond Fund’s total return compared to the total return of funds included in the Morningstar Intermediate Core Bond funds category and the Bloomberg US Aggregate Bond Total Return USD Index.  The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one- and three-year periods and below the return of the Morningstar peer group median and above the return of the benchmark index for the five-year period. The Board considered LIAC’s comments that underperformance over the one-year period was partially due to its longer duration versus the peer group and benchmark as interest rates increased as well as the Fund’s overweight to investment grade corporates as credit spreads widened amid heightened market volatility.  The Board concluded that the services provided by Western were satisfactory.
Subadvisory Fee and Economies of Scale.  The Board reviewed the subadvisory fee schedule, which contains a breakpoint and considered the contractual fee rates charged to other funds and accounts advised by Western with an investment strategy similar to the Fund.  The Board considered that LIAC compensates Western from its fees and that the subadvisory fee schedule was negotiated between LIAC and Western, which is an unaffiliated third party of LIAC.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  With respect to profitability, the Board considered information provided by Western regarding Western’s estimated profitability from providing subadvisory services to the Fund.  The Board reviewed materials provided by Western as to any additional benefits it receives and noted Western’s statement that it may receive research from trading activity but that it does not maintain arrangements or agreements to receive any research or services in exchange for trading activity allocation.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Western Asset Core Bond Fund–47

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board at the end of the calendar year (December 31) in which the Trustee turns 75 years old.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and executive officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not an “interested person” are referred to as Independent Trustees.
The term Fund Complex includes the 109 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* Radnor Financial Center, 150 N. Radnor-Chester Road, Radnor, PA 19087 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	109	Lincoln Investment Advisors Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Investment Advisors Corporation, the investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	109	None
LVIP Western Asset Core Bond Fund–48

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC; Formerly: Associate Director, Division of Examinations, U.S. Securities & Exchange Commission	109	Board of Directors of University Settlement;
Board of Directors of Harvard Kennedy
School NY/NJ/CT Alumni Network
(President); Board of Directors of the University of North
					Carolina, School of Law Alumni Association
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm); Formerly: Managing Director, Cheiron Trading LLC (derivatives trading firm)	109	South Suburban Humane Society; Formerly: Trustee of Henderson Global Funds (2014-2017)
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	109	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired; Formerly: Partner of PricewaterhouseCoopers LLP (accounting firm)	109	Copeland Capital Trust since 2010 (2 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired; Formerly: Chief Executive Officer and President of Federal Reserve Bank of Philadelphia, Inc.	109	Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired; Formerly: Chief Risk Officer, Bank of Montreal/Harris Financial Corp. U.S. Operations	109	None
LVIP Western Asset Core Bond Fund–49

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Founder of MoneyZen LLC; Formerly: Vice President, Brighton Jones; Formerly: Director of Wealth Strategies for Women,Buckingham Financial	109	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	109	None
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired; Formerly: EVP, BNY Mellon; President, PNC Global Investment Servicing	109	FundVantage Trust since 2011 (40 portfolios); Third Avenue Trust since 2019 (4 portfolios) Third Avenue Variable Series Trust since 2019 (1 portfolio).

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Jayson R. Bronchetti Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015 to April 2016	Director and President, Lincoln Investment Advisors Corporation; Chief Investment Officer of The Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President and Head of Funds Management.
LVIP Western Asset Core Bond Fund–50

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019	Vice President and Treasurer, Lincoln Investment Advisors Corporation; Vice President and Director of Separate Account Operations and Mutual Fund Administration, The Lincoln National Life Insurance Company; Formerly, Second Vice President, Director of Separate Account Operations, The Lincoln National Life Insurance Company.
Samuel K. Goldstein Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019	Vice President and Assistant Secretary, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company; Vice President, Lincoln Life & Annuity Company of New York; Vice President, Lincoln National Corporation.
Ronald A. Holinsky Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016	Senior Vice President and Head of Funds Management & Investments Law, The Lincoln National Life Insurance Company; Senior Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation; Formerly: Vice President and Chief Counsel - Funds Management, The Lincoln National Life Insurance Company; Vice President, Chief Compliance Officer and Assistant General Counsel, Lincoln National Corporation; Vice President, Secretary, and Chief Legal Officer, Lincoln Investment Advisors Corporation.
Jennifer M. Matthews 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Benjamin A. Richer Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018	Senior Vice President and Head of Funds Management, Lincoln Investment Advisors Corporation;
Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Senior Vice President, Lincoln Life & Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors
LVIP Western Asset Core Bond Fund–51

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
John (Jack) A. Weston Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company.
Amber Williams Radnor Financial Center, 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019	Senior Vice President and Head of Client Investment Strategies,
Lincoln Investment Advisors Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New York; Senior Vice President, Lincoln National Corporation;
Senior Vice President, The Lincoln National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management Group
Yajun (Alex) Zeng Radnor Financial Center, 150 N. Radnor Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President, Lincoln Investment Advisors Corporation; Vice President, The Lincoln National Life Insurance Company
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Western Asset Core Bond Fund–52

(b) Not Applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The Code of Ethics is included with this Form N-CSR as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Brian W. Wixted is an “audit committee financial expert” and is “independent,” as these terms are defined in Item 3 of Form N-CSR. This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board.

Item 4. Principal Accountant Fees and Services.

In reorganization transactions that occurred on May 1, 2021, the LVIP Delaware Diversified Income Fund, LVIP Delaware High Yield Fund, LVIP Delaware Limited-Term Diversified Income Fund, LVIP Delaware REIT Fund, LVIP Delaware SMID Cap Core Fund, LVIP Delaware U.S. Growth Fund, and LVIP Delaware Value Fund (each a “ Reorganized Fund”, together the “Reorganized Funds”) acquired and assumed the performance, financial and other historical information of the Delaware VIP® Diversified Income Series, Delaware VIP® High Yield Series, Delaware VIP® Limited-Term Diversified Income Series, Delaware VIP® REIT Series, Delaware VIP® Smid Cap Core Series, Delaware VIP® U.S. Growth Series, and Delaware VIP® Value Series, respectively, each formerly a series of Delaware VIP® Trust.

The Board of Trustees engaged Tait, Weller and Baker LLP to serve as the Reorganized Funds’ independent registered public accounting firm for the fiscal year 2021 in order to maintain auditor independence in light of the reorganization transactions.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by Ernst & Young LLP (“E&Y”), principal accountant for all funds except the Reorganized Funds in fiscal year 2021 and for all funds in fiscal year 2022, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $3,276,795 for 2022 and $2,912,085 for 2021. The aggregate fees billed by Tait, Weller and Baker LLP, principal accountant for the Reorganized Funds in fiscal year 2021, for the audit of the Reorganized Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $157,000 for 2022 and $0 for 2021.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by E&Y, the principal accountant for all funds except the Reorganized Funds in fiscal year 2021 and for all funds in fiscal year 2022, that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $139,565 for 2022 and $110,300 for 2021. The aggregate fees billed for assurance and related services by Tait, Weller and Baker LLP, principal accountant for the Reorganized Funds in fiscal year 2021, that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2022 and $0 for 2021. These audit-related services were comprised of a review of the Registrant’s semi-annual reports to shareholders and consents for the registration statements relating to Fund mergers.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by E&Y, the principal accountant for all funds except the Reorganized Funds in fiscal year 2021 and for all funds in fiscal year 2022, for tax compliance, tax advice, and tax planning are $609,044 for 2022 and $579,050 for 2021. The aggregate fees billed for professional services rendered by Tait, Weller and Baker LLP, principal accountant for the Reorganized Funds in fiscal year 2021, for tax compliance, tax advice, and tax planning are $21,000 for 2022 and $0 for 2021. These tax services were comprised of U.S. and international tax compliance services and tax advisory services related to tax reclaims and investment security analysis.

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by E&Y, the principal accountant for all funds except the Reorganized Funds in fiscal year 2021 and for all funds in fiscal year 2022, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2022 and $0 for 2021. The aggregate fees billed for products and services provided by Tait, Weller and Baker LLP, principal accountant for the Reorganized Funds in fiscal year 2021, for tax compliance, tax advice, and tax planning are $0 for 2022 and $0 for 2021.

(c)(1)

Audit Committee Pre-Approval Policies and Procedures

The Registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Procedures”) with respect to services provided by the Registrant’s independent auditors. Pursuant to the Pre-Approval Procedures, the Audit Committee has pre-approved the services set forth in the table below with respect to the Registrant up to the specified fee limits.

Service	Range of Fees
Audit Services
Services associated with SEC registration statement on Form N-1A which will be filed with the SEC	Up to $5,000 per Fund
Services associated with SEC registration statements/proxy statements on Form N-14 or Schedule 14A	Up to $20,000 per Fund

The Pre-Approval Procedures require the Chief Accounting Officer to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Procedures.

(e)(2)        No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by E&Y, the principal accountant for all funds except the Reorganized Funds in fiscal year 2021 and for all funds in fiscal year 2022, for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1,794,324 for 2022 and $1,735,065 for 2021. The aggregate non-audit fees billed by Tait, Weller and Baker LLP, principal accountant for the Reorganized Funds in fiscal year 2021, for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant are $0 for 2022 and $0 for 2021.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)   Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Lincoln Variable Insurance Products Trust

By (Signature and Title)	/s/ Jayson Bronchetti
Jayson Bronchetti, President
(principal executive officer)

Date	February 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jayson Bronchetti
Jayson Bronchetti, President
(principal executive officer)

Date	February 21, 2023

By (Signature and Title)	/s/ William P. Flory, Jr.
William P. Flory, Jr., Chief Accounting Officer
(principal financial officer)

Date	February 24, 2023